UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/09

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2009.  The first report applies to 71 of the Registrant’s portfolios, the second report applies to 18 of the Registrant’s portfolios, the third report applies to 10 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	67
Portfolio of Investments (See below for each Portfolio’s page #)	75
Statements of Assets and Liabilities	140
Statements of Operations	153
Statements of Changes in Net Assets	166
Financial Highlights	177
Notes to Financial Statements	203
Report of Independent Registered Public Accounting Firm	265
Federal Tax Information	266
Results of the Special Meeting of Shareholders	267
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	268
Trustees and Officers Information	269
For More Information	272

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
All Cap Core Trust	4	75
All Cap Growth Trust	5	76
All Cap Value Trust	6	77
Alpha Opportunities Trust	7	78
American Asset Allocation Trust	8	79
American Blue Chip Income and Growth Trust	9	80
American Bond Trust	10	80
American Fundamental Holdings Trust	11	80
American Global Diversification Trust	12	80
American Global Growth Trust	13	80
American Global Small Capitalization Trust	14	81
American Growth Trust	15	81
American Growth-Income Trust	16	81
American High-Income Bond Trust	17	81
American International Trust	18	81
American New World Trust	19	82
Balanced Trust	20	82
Blue Chip Growth Trust	21	84
Capital Appreciation Trust	22	85
Capital Appreciation Value Trust	23	86
Core Allocation Trust	24	91
Core Allocation Plus Trust	25	88
Core Disciplined Diversification Trust	26	91
Core Diversified Growth & Income Trust	27	91
Core Fundamental Holdings Trust	28	92
Core Global Diversification Trust	29	92
Disciplined Diversification Trust	30	92
Emerging Markets Value Trust	31	94
Equity-Income Trust	32	96
Financial Services Trust	33	97
Franklin Templeton Founding Allocation Trust	34	98
Fundamental Value Trust	35	98
Global Trust	36	99
Growth Equity Trust	37	101
Health Sciences Trust	38	102
International Core Trust	39	103
International Opportunities Trust	40	105
International Small Company Trust	41	106
International Value Trust	42	108
Large Cap Trust	43	110
Large Cap Value Trust	44	111
Mid Cap Stock Trust	45	112
Mid Cap Value Equity Trust	46	113
Mid Value Trust	47	114
Mutual Shares Trust	48	116
Natural Resources Trust	49	118
Optimized All Cap Trust	50	119
Optimized Value Trust	51	120
Overseas Equity Trust	52	121
Pacific Rim Trust	53	123
Real Estate Securities Trust	54	124
Science & Technology Trust	55	125
Small Cap Growth Trust	56	126
Small Cap Opportunities Trust	57	127
Small Cap Value Trust	58	128
Small Company Growth Trust	59	129
Small Company Value Trust	60	130
Smaller Company Growth Trust	61	132
U.S. Multi Sector Trust	62	133
Utilities Trust	63	134
Value Trust	64	135
Value & Restructuring Trust	65	136
Vista Trust	66	138

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2009. The views expressed are those of the portfolio manager as of December 31, 2009, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Julie Abbett, Robert Wang, James Francis
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.90
Industrial	12.34
Financial	11.03
Communications	9.81
Energy	8.98
Consumer, Cyclical	8.82
Technology	8.65
Basic Materials	3.88
Utilities	3.17

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the All Cap Core Trust Series I returned +28.46%, in line with the +28.34% return of the Russell 3000 Index.

Environment  ▶ The All Cap Core Trust was in line with its benchmark during the period. Stocks within the materials, commercial services & supplies, and health care equipment & services industry groups contributed most to relative performance. The largest industry-level detractors from relative performance were pharmaceuticals & biotechnology, retailing and utilities.

It was a year of two markets: the market investors experienced in the first two months of 2009 was dramatically different from the buoyant and orderly rally witnessed from March 9 onward. Investors cheered the overwhelming policy response that was delivered by both the Federal Reserve and the federal government in the form of massive liquidity injections and a robust stimulus package. While it became clear by midsummer that the financial crisis had ended and investors had entered a more stable period, the economic story moved forward on a more uneven path.

The persistent levels of unemployment, lower volatility and narrower quality spreads (little difference in yield between BAA-rated and AAA-rated bonds), combined with the recent rally, suggest that we are approaching the bottom of the fear and greed cycle. Fear and skepticism remain among market participants, and will foster under-reaction as fundamentals continue to improve. Investors and analysts will wait for confirmation before believing that an economic recovery is at hand.

All told, real economic growth appears to have accelerated to somewhat more than a 3% annualized growth rate in the second half of 2009 — hardly robust coming on the heels of such a severe recession, but a welcome relief following the fears of collapse prevalent in late 2008 and early 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	28.46%	–0.07%	–4.19%	–0.34%	–34.80%
All Cap Core Trust Series II2	28.26%	–0.26%	–4.32%	–1.29%	–35.72%
All Cap Core Trust Series NAV[3]	28.62%	0.00%	–4.16%	–0.01%	–34.59%
Russell 3000 Index[4,6]	28.34%	0.76%	–0.20%	3.88%	–2.02%
Combined Index[5,6]	28.34%	0.76%	–3.68%	3.88%	–31.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
5	The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 index from January 1, 2003 and thereafter.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

All Cap Growth Trust
Subadviser: Invesco Advisers, Inc.
Portfolio Managers: Robert J. Lloyd, Ryan Ammerman
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing the portfolio’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	20.16
Consumer, Non-cyclical	16.34
Consumer, Cyclical	14.86
Communications	12.58
Industrial	12.57
Financial	7.29
Energy	6.55
Basic Materials	2.34

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the All Cap Growth Trust Series I returned +21.09%, underperforming the +37.01% return of the Russell 3000 Growth Index.

Environment  ▶ The year truly was a tale of two markets. During the first two months, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the recession was moderating. Equity markets rapidly reversed direction on March 9 and rallied strongly through the rest the year.

Indices measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks. Growth stocks outperformed value stocks. The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors, such as Information Technology, Materials and Consumer Discretionary.

While the All Cap Growth Trust underperformed its benchmark for the year, it held up much better during the first two months. In this challenging market environment, the portfolio benefited from a very defensive posture, with significant overweights in less economically sensitive sectors such as Consumer Staples and Health Care, and sizable underweights in economically sensitive sectors such as Consumer Discretionary and Information Technology. Additionally, the Trust had a larger-than-normal cash position.

However, the portfolio began to underperform its benchmark index once equity markets hit a bottom on March 9 and began to rally. Our underperformance was driven primarily by two factors. First, our defensive posture hurt as economically sensitive stocks outperformed. Second, the portfolio didn’t own many of the lower-quality, highly levered companies that soared during this market rebound.

The portfolio lagged its benchmark by the widest margin in Information Technology, due to both stock selection and a significant underweight position. Another area of weakness for the Trust was the Consumer Staples sector, driven by an overweight position and stock selection, as many defensive stocks underperformed. Other sectors where the Trust underperformed, largely driven by stock selection, included Financials, Health Care, Telecommunication Services, Consumer Discretionary and Industrials. The Trust’s larger-than-normal cash position was also a detractor.

The Trust outpaced the Russell 3000 Growth Index in the Utilities sector because of an underweight position, and in Materials, driven primarily by stock selection.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
All Cap Growth Trust Series I	21.09%	–1.76%	–4.25%	–8.50%	–35.24%
All Cap Growth Trust Series II2	20.87%	–1.96%	–4.39%	–9.44%	–36.20%
All Cap Growth Trust Series NAV[3]	21.13%	–1.70%	–4.22%	–8.24%	–35.06%
Russell 3000 Growth Index[4,5]	37.01%	1.58%	–3.79%	8.15%	–32.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

All Cap Value Trust
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Deepak Khanna
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek capital appreciation by investing in equity securities of U.S. and multinational companies that are believed to be undervalued in all capitalization ranges.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.75
Financial	17.78
Energy	15.53
Industrial	13.22
Consumer, Cyclical	9.34
Technology	7.93
Basic Materials	4.33
Communications	1.70

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the All Cap Value Trust Series I returned +26.61%, outperforming the +19.76% return of the Russell 3000 Value Index.

Environment  ▶ During the period, large-, mid- and small-cap stocks within the Russell 3000 Value Index all rose by double digits. Using Morningstar’s market capitalization definitions, the portfolio’s weighting in large-cap stocks at period end was 55% versus 69% for the benchmark. Exposure to mid-cap stocks was 36% versus 21%, and the small-cap allocation was 7.5% of the portfolio versus 9.9%.

Stock selection within the energy sector was the largest contributor to relative performance. Stock selection within Health Care also contributed relatively. Stock selection, combined with a beneficial overweight within the strong-performing Consumer Discretionary sector also aided relative performance. Stock selection within the Financial Services sector was the largest detractor from relative performance. The portfolio’s underweight within the weak Financial Services sector offset some of the poor stock selection. Unfavorable stock selection within the Materials and Processing sector also detracted.

We continue to find attractively valued companies with positive fundamental changes in this healing economic environment. Health Care is the portfolio’s largest overweight sector relative to the benchmark index, focused primarily in the areas of medical and dental instruments, biotechnology and medical equipment. The Technology sector also remains overweight, as we added to positions in computer services software and semiconductors while eliminating positions in communications technology companies. Utilities is now the portfolio’s largest underweight, as we have had difficulty finding attractively valued Utility stocks when we believe so much of the market today continues to offer more promising reward-to-risk potential. We also remain underweight in Financials, with most of that underweight in real estate investment trusts (REITs) and in property-casualty insurance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
All Cap Value Trust Series I	26.61%	3.26%	—	3.71%	17.42%	—	37.17%
All Cap Value Trust Series II3	26.41%	3.06%	—	3.55%	16.26%	—	35.29%
All Cap Value Trust Series NAV[4]	26.59%	3.35%	—	3.76%	17.91%	—	37.75%
Russell 3000 Value Index[5,6,7]	19.76%	–0.24%	—	2.50%	–1.21%	—	23.91%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From April 30, 2001.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Alpha Opportunities Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent Stahl, Gregg Thomas
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term total return by investing in large, mid and small, U.S. and non-U.S. equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	14.65
Consumer, Cyclical	14.16
Technology	12.23
Financial	12.06
Industrial	11.36
Communications	8.24
Energy	7.55
Basic Materials	6.65
Investment Companies	0.94
Diversified	0.36

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Alpha Opportunities Trust Series NAV returned +39.49%, outperforming the +28.34% return of the Russell 3000 Index for the same period.

Environment  ▶ After a tumultuous start to the year, U.S. equity markets posted strong returns in the fourth quarter. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

The Russell 3000 Index recorded its third consecutive quarter of gains in the fourth quarter, and finished the year up 28%. Within the Index, the Information Technology and Materials sectors posted the strongest gains for the year, while Utilities and Telecommunication Services lagged.

The Alpha Opportunities Trust’s outperformance during the year was a result of strong stock selection, particularly in the Financials, Energy, Health Care and Consumer Staples sectors. Within Financials, our positions in two diversified financial services companies significantly contributed to outperformance. In Energy, not owning a large poor-performing benchmark stock aided results. In Health Care, the portfolio benefited from owning a pharmaceutical company that was acquired by another.

Sector allocation, which is a result of bottom-up stock selection, also significantly contributed to the Trust’s outperformance during the period. An overweight to the Materials and Consumer Discretionary sectors and underweights to Financials and Consumer Staples aided relative results.

Positive relative results were partially offset by stock selection in the Consumer Discretionary and Information Technology sectors. In Consumer Discretionary, a post-secondary educational services provider underperformed, while in Information Technology, relative performance was hurt by underweight positions in a couple of strong-performing benchmark stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Alpha Opportunities Trust Series NAV (began 10/7/08)	39.49%	—	—	17.12%	—	—	21.56%
Alpha Opportunities Trust Series I (began 6/2/09)	—	—	—	—	—	—	20.68%
Russell 3000 Index (began 10/7/08)[2,3,4]	28.34%	—	—	8.25%	—	—	10.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Asset Allocation Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, Michael T. Kerr, James R. Mulally, Jeffrey Lager, Eugene Stein
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The American Asset Allocation Trust invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series. The Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The Asset Allocation Fund is designed for investors seeking above-average total return.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Bonds	23.2
Information Technology	15.2
Health Care	10.5
Materials	8.9
Financial	8.7
Energy	7.0
Industrial	7.0
Consumer Discretionary	6.3
Consumer Staples	3.3
Utilities	2.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Asset Allocation Trust Series II returned +23.27%, outperforming the +18.39% return of the Combined Index.

Environment  ▶ During the course of the year, we increased the Trust’s exposure to U.S. equities and reduced its positions in bonds and cash. This relative emphasis on equities contributed to results during the year. Fixed-income holdings were strengthened by investments in high-yield bonds, which had very strong returns for the year.

As of the end of 2009, Technology companies comprised five of the 10 largest equity holdings in the portfolio, compared with three of the top 10 the year before. We believe that the portfolio’s ability to invest in a broad range of securities will allow us to respond to dynamic market conditions, and we continue to pursue the Trust’s objective of seeking high total return (including income and capital gains) consistent with the preservation of capital over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	23.61%	3.02%	3.59%	16.02%	42.33%
American Asset Allocation Trust Series II3	23.27%	2.59%	2.99%	13.64%	34.30%
American Asset Allocation Trust Series III[4]	23.82%	3.23%	3.70%	17.24%	43.83%
S&P 500 Index[5,8]	26.46%	0.42%	–0.95%	2.11%	–9.10% >
Barclays Capital U.S. Aggregate Bond Index[6,8]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[7,8]	18.39%	2.52%	2.25%	13.27%	24.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the American Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.
3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the American Asset Allocation Fund is August 1, 1989.
4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
7	The Combined Index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.
8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Blue Chip Income and Growth Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Christopher D. Buchbinder, James B. Lovelace, C. Ross Sappenfield
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal consistent with sound common stock investing.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.9
Industrials	15.7
Health Care	14.7
Consumer Discretionary	10.1
Financial	7.9
Energy	7.7
Telecommunication Services	7.1
Consumer Staples	5.7
Utilities	2.0
Materials	0.5

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Blue Chip Income and Growth Trust Series II returned +27.13%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ During the downturn, many dividend-paying companies were forced to cut their dividends in an effort to preserve cash. The Trust’s investment professionals seek to invest in high-quality, dividend-paying companies, but the investment universe diminished significantly in the first part of the year, with a rash of dividend cuts in the financial and industrial sectors, among others. As a result, the Trust’s investors often looked elsewhere for income, including sectors like pharmaceuticals and technology that have not been traditional homes to high-yielding companies. Some technology companies, for example, declared their first dividends in 2009, bucking the trend and suggesting the industry’s maturation.

The portfolio should be well-positioned in an environment in which cyclical stocks in general do well. We believe that this is a reasonable possibility in an economic recovery and that corporate capital spending, which typically lags the rest of the economy, could begin to pick up in 2010.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
American Blue Chip Series Income and Growth Trust Series I3	27.33%	0.46%	—	0.63%	2.30%	—	5.48%
American Blue Chip Series Income and Growth Trust Series II4	27.13%	0.33%	—	0.49%	1.64%	—	4.20%
American Blue Chip Income and Growth Trust Series III[5]	27.79%	0.82%	—	0.89%	4.19%	—	7.80%
S&P 500 Index[6,7,8]	26.46%	0.42%	—	0.87%	2.11%	—	7.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From July 5, 2001.
3	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.
4	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests. The performance of the Class 2 shares of the Blue Chip Income and Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Blue Chip Income and Growth Trust. The Class 2 shares of the Blue Chip Income and Growth Fund were first issued on July 5, 2001.
5	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
6	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
7	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Bond Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: David C. Barclay, Mark H. Dalzell, Thomas Hogh, David Hoag
INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to maximize current income and preserve capital by investing at least 80% of its assets in bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Corporate Bond	29.0
U.S. Treasuries	25.8
Mortgage-Backed Securities	20.3
Non-U.S. Government/Agencies	9.6
Government Agency Securities	5.5
Asset-Backed Obligations	0.6
Municipal Securities	0.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Bond Trust Series II returned +11.92%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ▶ In the context of a very disappointing 2008, we are pleased with how the Trust bounced back in 2009. We stuck to what we felt were solid investments that had been punished during the worst of the downturn, and many of them made solid gains in 2009. We have taken advantage of opportunities to sell higher risk securities in favor of less-volatile ones to improve the credit quality of the portfolio.

Corporate bonds did very well in 2009, and we did some selling in the corporate sector. One of the portfolio’s biggest moves was in mortgage-backed obligations, which we reduced from 29.7% of the portfolio to 20.3%. We have added to investments in U.S. Treasuries and in bonds of government agencies, in part because it became harder to find value in mortgages and corporate bonds after their prices appreciated in 2009. We think that bond investors, in general, may be in for challenges ahead and that a conservative approach may be prudent.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Bond Trust Series I2	12.21%	2.39%	4.53%	12.52%	55.82%
American Bond Trust Series II3	11.92%	2.22%	4.37%	11.63%	53.44%
American Bond Trust Series III[4]	12.46%	2.42%	4.87%	12.71%	60.83%
Barclays Capital U.S. Aggregate Bond Index[5,6]	5.93%	4.97%	6.33%	27.44%	84.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I shares is November 2, 2005. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to November 2, 2005 reflected Series I share expenses, performance would be higher.
3	The inception date for Series II shares is July 29, 2005. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests. The performance of the Class 2 shares of the Bond Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Bond Trust. The Class 2 shares of the Bond Fund were first issued on January 2, 1996.
4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Fundamental Holdings Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by primarily investing in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Growth	24.1
Growth & Income	24.0
Aggressive Growth	13.2
Total Equity	61.3

Fixed Income Asset Allocation
Income	38.7
Total Fixed Income	38.7
Total	100.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the American Fundamental Holdings Trust Series II returned +26.68%, outperforming the +18.39% return of the Combined Index.

Environment  ▶ The Trust’s relative outperformance was attributable to strong returns from its underlying funds.

All four of the underlying funds within the American Fundamental Holdings Trust contributed to performance in 2009. The American Growth Fund outperformed the S&P 500 Index, in large part due to strong stock selection in the Energy and Consumer Discretionary sectors, as well as a relative overweight to the robust Technology sector. Our allocation to international large-cap equities benefited relative performance as this asset class outperformed the broad benchmark. The American International Fund contributed to performance as this fund outperformed the MSCI EAFE Index, aided by strong stock selection in the Consumer Discretionary and Financials sectors. Within fixed income, the American Bond Fund was a positive contributor, outperforming the Barclays Capital U.S. Aggregate Bond Index. This fund benefited from exposure to the Industrials and Financials sectors within its corporate bond allocation.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Fundamental Holdings Trust Series I (began 10/31/07)	26.88%	—	—	–7.23%	—	—	–15.02%
American Fundamental Holdings Trust Series II (began 10/31/07)	26.68%	—	—	–7.34%	—	—	–15.24%
American Fundamental Holdings Trust Series III (began 10/31/07)	27.27%	—	—	–6.88%	—	—	–14.34%
S&P 500 Index[2,3,6]	26.46%	—	—	–11.49%	—	—	–23.27%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	—	5.95%	—	—	13.36%
Combined Index[2,5,6]	18.39%	—	—	–4.58%	—	—	–9.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Diversification Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by primarily investing in five Underlying Funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Growth	41.1
Aggressive Growth	33.1
Total Equity	74.2

Fixed Income Asset Allocation
Income	25.8
Total Fixed Income	25.8
Total	100.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the American Global Diversification Trust Series II returned +36.29%, outperforming the +22.13% return of the Combined Index.

Environment  ▶ The Trust’s strong relative performance was attributable to allocations to the diversifying asset classes that outperformed the broad benchmark. Strong results from the Trust’s underlying funds also boosted relative returns.

Our allocation to emerging market and global small-cap equities benefited performance as both asset classes handily outpaced the MSCI World Index. An allocation to high yield bonds also benefited performance as credit spreads went through a dramatic tightening phase over the year, helping this asset class outperform the Barclays Capital U.S. Aggregate Bond Index.

The Trust was also supported by strong performance from its underlying fund allocations. The American Global Growth Fund was a large contributor to performance, largely outpacing the MSCI World Index. This portfolio was aided by strong stock selection in the Energy and Consumer Staples sectors, as well as a relative overweight to the Technology sector. The American Global Small Capitalization Fund also contributed to performance, due to strong stock selection in nearly all sectors, particularly in Industrials and Financials. Although it produced strong positive returns, the American New World Fund lagged the MSCI Emerging Markets Index in 2009. This fund maintains significant exposure to developed market economies, and thus tends to lag the Index during emerging market rallies. However, this positioning significantly reduces volatility relative to other pure emerging market funds. Within fixed income, the American High-Income Bond Fund also produced healthy returns. However, it lagged the high yield index, due to its higher-than-average allocation to higher-quality credits.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Global Diversification Trust Series I (began 10/31/07)	36.32%	—	—	–6.63%	—	—	–13.82%
American Global Diversification Trust Series II (began 10/31/07)	36.29%	—	—	–6.74%	—	—	–14.05%
American Global Diversification Trust Series III (began 10/31/07)	36.92%	—	—	–6.27%	—	—	–13.10%
MSCI World Index[2,3,6]	30.79%	—	—	–12.54%	—	—	–25.23%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	—	5.95%	—	—	13.36%
Combined Index[2,5,6]	22.13%	—	—	–6.09%	—	—	–12.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Growth Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Nick Grace, Robert Lovelace, Steve Watson, Paul White
INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to make the shareholders’ investment grow over time. The American Global Growth Trust invests all of its assets in the master fund, Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies (including small and medium sized companies) located around the world, including emerging markets. The Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	15.3
Financial	13.0
Consumer Staples	12.0
Health Care	11.9
Consumer Discretionary	9.7
Telecommunication Services	7.7
Industrials	7.7
Energy	7.1
Materials	5.8
Utilities	2.6

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Global Growth Trust Series II returned +41.42%, outperforming the +26.98% return of the MSCI World Index.

Environment  ▶ As investors focused on positive economic news and prospects for economic recovery, they began to re-embrace risk in 2009 — a year in which there were strong returns from most stock markets around the world.

The Trust benefited from individual stock selection, particularly in some securities in which the investment professionals held strong convictions that ran contrary to market sentiment. The Portfolio also had a reasonable amount of cash available to invest early in the year, which enabled us to buy certain securities at attractive valuations. This, along with a somewhat defensive posture going into the worst of the market woes, contributed positively to the Trust’s results during the period.

Though global economies in general appear to be strengthening, markets may remain volatile going forward. We will be paying very close attention to prices and valuations and, if necessary, be willing to sell down some positions and wait for better values in the future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series II2	41.42%	6.14%	1.82%	34.73%	19.79%
American Global Growth Trust Series III[3]	42.22%	6.80%	2.52%	38.93%	28.26%
Lipper Global Fund Index[4,6]	31.06%	3.20%	1.03%	17.04%	10.75%
MSCI World Index[5,6]	26.98%	–0.01%	–1.94%	–0.07%	–17.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.
3	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
4	Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.
5	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Small Capitalization Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Gordon Crawford, J. Blair Frank, Mark Denning, Harold La

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to make the shareholders’ investment grow over time. The American Global Small Capitalization Trust invests all of its assets in the master fund, Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series. The Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world, including emerging markets. Normally, the Global Small Capitalization Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	19.0
Information Technology	15.3
Industrials	14.3
Health Care	12.1
Materials	11.5
Financial	9.4
Energy	5.3
Consumer Staples	3.7
Utilities	3.5
Telecommunications Services	1.4

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Global Small Capitalization Trust Series II returned +60.44%, underperforming the +62.85% return of the S&P/Citigroup Global ex U.S. <$2 Billion Index.

Environment  ▶ The Trust decreased its exposure to cash and to U.S. equities during the year and significantly increased its holdings in equities outside the U.S. With the majority of the fund’s assets invested outside the United States as of the end of the year, currency fluctuations may have a significant impact on future results.

We are pleased with the Portfolio’s returns during the period. Yet, just as it was easy to be discouraged by results in 2008, it was also easy to be excited by results in 2009. We believe it is prudent to understand that these returns represent extremes.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Global Small Capitalization Trust Series II2	60.44%	6.61%	3.91%	37.75%	46.78%
American Global Small Capitalization Trust Series III[3]	61.16%	7.27%	4.62%	42.02%	57.11%
S&P/Citigroup Global ex U.S. <2 Billion Index[4,5]	62.85%	7.95%	8.30%	42.64%	122.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. The performance of the Class 1 shares of the Global Small Capitalization Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Small Capitalization Trust. The Class 1 shares of the Global Small Capitalization Fund were first issued on April 30, 1998.
3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Small Capitalization Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
4	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Barnum, Ronald B. Morrow, Michael T. Kerr, Gregg E. Ireland, Gregg Johnson

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to make the shareholders’ investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.8
Energy	12.7
Health Care	12.6
Financial	12.5
Consumer Discretionary	11.4
Materials	10.6
Industrials	8.2
Consumer Staples	5.3
Telecommunications Services	1.8
Utilities	1.3

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Growth Trust Series II returned +38.68%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ This was a year in which we stuck to our knitting in terms of looking for strong companies with good balance sheets and cash flows, particularly in industries we had anticipated would do well in a recovery. The Technology companies in the Portfolio had very strong returns. It was also a good year for the Portfolio’s holdings in companies in the Health Care, Resources and Financial sectors. Among financial companies, the Portfolio particularly benefited from certain stock purchases near the bottom. Investments in Consumer Discretionary companies also did well.

We are cautiously optimistic going forward, as the U.S. economy appears to be improving slowly. We will remain focused on companies that we believe have the potential to do well as we continue to recover from last year’s recession. As always, we are committed to scrutinizing companies in the Portfolio, as well as potential new holdings, with an eye toward long-term growth.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I2	38.88%	1.98%	0.75%	10.28%	7.71%
American Growth Trust Series II3	38.68%	1.82%	0.59%	9.42%	6.09%
American Growth Trust Series III[4]	39.32%	2.10%	0.90%	10.98%	9.42%
S&P 500 Index[5,6]	26.46%	0.42%	–0.95%	2.11%	–9.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.
3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests. The performance of the Class 2 shares of the Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth Trust. The Class 2 shares of the Growth Fund were first issued on February 8, 1984.
4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth-Income Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Claudia P. Huntington, C. Ross Sappenfield, Donald D. Neal, J. Blair Frank, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to make the shareholders’ investments grow and to provide the shareholders with income over time. The portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Fund invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor’s 500 Composite Index. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	24.6
Industrials	12.7
Consumer Discretionary	10.8
Health Care	9.4
Energy	8.7
Financial	8.5
Consumer Staples	7.0
Materials	4.4
Telecommunication Services	4.0
Utilities	2.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American Growth-Income Trust Series II returned +30.67%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ The economic upturn now under way has been fueled by a lessening in the rate of inventory contraction and by the continued funding of government support programs. In such an environment, we were able to take advantage of the Portfolio’s flexibility to purchase securities that provided strong returns during the period. Though dividend yield is an important component of the investment strategy, some of the Trust’s top holdings had little to no yield, but did importantly add to full-year results.

Near term, gross domestic product (GDP) growth should show a sharp rebound, but we would not be surprised to see a period of sluggish economic growth emerge in 2011. At some point, overleveraged consumers will need to re-establish equilibrium in their household finances. In the meantime, we continue to pay close attention to the companies in which we invest and to rely on our comprehensive research effort in all our decisions.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I2	30.79%	0.51%	2.91%	2.59%	33.20%
American Growth-Income Trust Series II3	30.67%	0.37%	2.76%	1.86%	31.27%
American Growth-Income Trust Series III[4]	31.26%	0.78%	3.14%	3.97%	36.24%
S&P 500 Index[5,6]	26.46%	0.42%	–0.95%	2.11%	–9.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.
3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests. The performance of the Class 2 shares of the Growth-Income Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth-Income Trust. The Class 2 shares of the Growth-Income Fund were first issued on February 8, 1984.
4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American High-Income Bond Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Abner G. Goldstine, David Barclay

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to provide a high level of current income and, secondarily, capital appreciation. The American High-Income Bond Trust invests all of its assets in the master fund, Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by Moody’s or BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.”

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Corporate Bond	70.8
Non-U.S. Corporate Bond	14.1
Mortgage-Backed Securities	1.1
Non-U.S. Government Bond	0.3
U.S. Treasuries	0.3

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American High-Income Bond Trust Series II returned +38.42%, underperforming the +57.51% return of the Merrill Lynch U.S. High Yield Master II Index.

Environment  ▶ High-yield bonds experienced severe declines in 2008, which were followed by substantial gains in 2009, fueled by the Federal Reserve pumping liquidity into the financial system and a general bounce-back in asset prices. In this environment, all sectors of high-yield corporate bonds made strides in 2009.

The Portfolio began the year with a larger position in cash and money market securities than usual, which was one reason why it trailed the benchmark. However, we found opportunities to invest the cash during the year. While Portfolio returns in 2009 have been quite extraordinary, we do not expect similar results in a typical year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American High-Income Bond Trust Series II2	38.42%	3.36%	5.26%	17.94%	67.01%
American High-Income Bond Trust Series III[3]	39.05%	3.94%	5.95%	21.30%	78.31%
Merrill Lynch U.S. High Yield Master II Index[4,5]	57.51%	6.35%	6.52%	36.06%	88.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests. The performance of the Class 1 shares of the High-Income Bond Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American High-Income Bond Trust. The Class 1 shares of the High-Income Bond Fund were first issued on February 8, 1984.
3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the High-Income Bond Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
4	Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American International Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alwyn W. Heong, Sung Lee, Jesper Lyckens, Christopher Thomsen

INVESTMENT OBJECTIVE & POLICIES  ▶ The Trust invests all of its assets in Class 1 shares of the master fund, the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States. The International Trust is designed for investors seeking capital appreciation through stocks. Investors in the Trust should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.6
Health Care	13.0
Consumer Discretionary	12.6
Telecommunications Services	8.9
Information Technology	8.4
Industrials	8.4
Consumer Staples	8.2
Energy	7.9
Materails	6.9
Utilities	1.8

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American International Trust Series II returned +42.41%, outperforming the +32.45% return of the MSCI EAFE Index.

Environment  ▶ As many stock markets neared bottom in early 2009, the Trust’s cash was put to work buying some stocks at distressed valuations, which in the ensuing recovery helped contribute to positive results. The Portfolio has also been significantly invested in developing-country stocks, many of which bottomed in late 2008 and have since come back stronger than equities in developed countries.

Governments around the world pumped an unprecedented amount of stimulus money into the global economy in 2009, adding liquidity to the system even as the private sector reduced spending and turned defensive. One of the key questions going forward is whether governments have done enough to spur confidence in the private sector so that banks will begin lending again and consumers and businesses resume spending. Stocks have rallied ahead of fundamentals, but follow-through from the private sector will be needed. Inflationary pressure and rising long-term interest rates may be additional concerns going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
American International Trust Series I2	42.59%	7.11%	1.71%	41.01%	18.48%
American International Trust Series II3	42.41%	6.95%	1.55%	39.90%	16.68%
American International Trust Series III[4]	43.14%	7.24%	1.87%	41.84%	20.31%
MSCI EAFE Index[5,6]	32.45%	4.02%	1.58%	21.78%	16.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.
3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests. The performance of the Class 2 shares of the International Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American International Trust. The Class 2 shares of the International Fund were first issued on May 1, 1990.
4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
5	MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American New World Trust
Subadviser: Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: David Barclay, Robert Lovelace, Carl Kawja

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to make the shareholders’ investment grow over time. The American New World Trust invests all of its assets in the master fund, Class 1 shares of the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Staples	16.3
Financial	13.5
Bonds	9.3
Industrials	8.9
Information Technology	8.8
Materials	7.9
Telecommunication Services	7.9
Energy	6.8
Consumer Discretionary	6.5
Health Care	5.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, American New World Trust Series II returned +48.82%, outperforming the +34.63% return of the MSCI AC World Index.

Environment  ▶ After an extremely difficult period in global markets in 2008, developing countries led a broad recovery in stock and bond markets in 2009. The developing world proved less vulnerable to a credit-based decline, largely due to the strengthening of banks and financial systems undertaken after past financial crises in Asia, Latin America and Russia. Developing-country debt, in which the Portfolio also invests, had a substantial rally this year for both foreign-currency and local-currency bonds.

The Trust began the year with a significant portion of holdings in cash, which we have since reduced. Over the course of the year, we increased our exposure to developed-country equities, even as asset values in the Trust’s developing country holdings gained more. Still, we believe that growth in developing markets continues to provide opportunities for long-term investors and that the Fund’s three-pronged investment approach continues to provide the potential for investing with lower volatility in global stocks and bonds.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year	Since Inception
American New World Trust Series I (began 5/6/09)	—	—	—	—	—	33.73%
American New World Trust Series II2	48.82%	12.19%	8.50%	77.76%	126.16%	—
American New World Trust Series III[3]	49.55%	12.89%	9.25%	83.33%	142.17%	—
MSCI AC World Index[4,5,6]	34.63%	3.10%	0.42%	16.49%	4.32%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.
3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.
4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Balanced Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Ned Notzon, Kim DeDominico, Charles Shriver

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation. Under normal market conditions, the fund invests in both equity and fixed-income securities. The fund employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The fund may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the fund will be invested in equity securities and 25-45% of the fund will be invested in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	13.70
Federal National Mortgage Association	11.71
Communications	9.15
Consumer, Non-cyclical	9.08
U.S. Treasury Notes	9.04
Energy	6.58
Industrial	6.35
Consumer, Cyclical	6.13
Technology	5.32
Basic Materials	3.35

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ Since its inception on April 30, 2009 through December 31, 2009, the Balanced Trust Series I returned +21.52%, underperforming the +22.04% return of the Combined Index.

Environment  ▶ U.S. stocks produced strong gains in 2009. In the first quarter, major indices extended 2008’s decline and plunged to 12-year lows as the economy contracted, unemployment surged, and the U.S. federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector, and stimulate the economy. From early March through year end, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the worst recession since the Great Depression.

All sectors in the U.S. large-cap universe, as measured by the S&P 500 Index, had positive returns in 2009. Shares of Information Technology companies produced strong returns, thanks to attractive valuations, aggressive cost-cutting, cash-rich balance sheets, and revenues that weren’t as bad as feared. Utilities and Telecommunication Services trailed with modest gains. Energy stocks also lagged, even though oil prices rebounded sharply from their earlier lows.

Equities in many non-U.S. markets far surpassed domestic shares in 2009, as global economies improved and the U.S. dollar’s relative weakness enhanced returns to U.S. investors. Emerging markets produced stellar returns. Developed Asian and European equity markets in aggregate were less robust, but stocks in Australia, Norway and Singapore produced outstanding results. Shares in Japan, Ireland and Finland trailed significantly.

Most U.S. bond sectors produced excellent returns in 2009, as non-Treasury sectors, which had collapsed late in 2008, rebounded briskly and money market yields near 0% prompted yield-hungry investors to seek returns in riskier securities. High yield bonds produced the strongest annual gains in history. Asset-backed securities rose sharply. Investment-grade corporate and municipal bonds were less robust but still did very well. Agency mortgage-backed securities produced relatively mild gains. U.S. Treasury securities declined after performing best during the flight to quality in 2008.

Security selection within the large-cap growth and large-cap value strategies were the primary drivers of the Trust’s outperformance. Additionally, the non-U.S. equity strategy outperformed the MSCI EAFE Index. Our decision to overweight stocks relative to bonds also contributed to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Balanced Trust Series I (began 4/30/09)	—	—	—	—	—	—	21.52%
Balanced Trust Series NAV (began 4/30/09)	—	—	—	—	—	—	21.58%
Russell 3000 Index[2,3,7]	—	—	—	—	—	—	5.47%
Barclays Capital U.S. Aggregate Bond Index[2,4,7]	—	—	—	—	—	—	38.19%
MSCI EAFE Index[2,5,7]	—	—	—	—	—	—	30.07%
Combined Index[2,6,7]	—	—	—	—	—	—	22.04%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
6	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Blue Chip Growth Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  ▶ To provide long-term growth of capital with current income as a second objective. The portfolio invests at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	20.73
Consumer, Non-cyclical	16.49
Technology	16.37
Financial	15.33
Consumer, Cyclical	9.68
Energy	6.64
Industrial	6.56
Basic Materials	2.14

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Blue Chip Growth Trust Series I returned +42.89%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ The S&P 500 Index posted impressive double-digit returns in 2009, as more cyclical sectors rebounded sharply after underperforming defensive sectors in late 2008 and early 2009. The Information Technology sector was the outstanding performer. Materials and Consumer Discretionary were also top-performing sectors. Telecommunication Services was the weakest sector, followed by Utilities and Energy. Large-cap growth stocks outpaced large-cap value by a substantial margin, as measured by the Russell indices. Large-cap growth outperformed small-cap growth stocks.

A significant overweight position and stock selection combined to make Information Technology the leading contributor to outperformance. Overweighting and stock selection in the Internet software and services industry drove sector performance, including the operator of China’s largest online messaging community, with revenue growth driven by a successful gaming business. A leading search engine company benefited from an improving global advertising market, reporting strong growth in revenue and profits. A computer and consumer electronics firm continued to post impressive revenue and earnings figures. A maker of semiconductor chips for computers and mobile phones posted stronger-than-expected results due to tighter cost controls.

Consumer discretionary outperformed on stock selection and a notable overweight to a top performing sector in the Index. Results were largely driven by an Internet retailer that posted broad-based revenue growth and market share gains. An online travel marketer beat analyst estimates, benefiting from lower costs from excess supplier inventory and significantly higher revenue on an exceptionally strong summer travel season.

Stock selection in the Energy sector contributed, as oil companies increased spending on exploration and production. The portfolio also benefited from limited exposure to large integrated oil companies, which lagged behind other energy companies more leveraged to an economic recovery and rising oil prices. The Materials sector underperformed on stock selection.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	42.89%	1.39%	–0.52%	7.14%	–5.10%
Blue Chip Growth Trust Series II2	42.56%	1.17%	–0.67%	5.99%	–6.48%
Blue Chip Growth Trust Series NAV[3]	42.97%	1.44%	–0.50%	7.39%	–4.88%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Trust
Subadviser: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 65% of the portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.02
Technology	19.93
Communications	15.33
Consumer, Cyclical	10.44
Financial	7.88
Energy	5.91
Industrial	3.15
Basic Materials	1.08

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Capital Appreciation Trust Series I returned +42.29%, outperforming the +37.21% return of the Russell 1000 Growth Index.

Environment  ▶ The year was marked by a severe decline in financial markets followed by a sharp rebound. The credit crisis, which persisted into the beginning of the year, prompted unprecedented coordination between the U.S. Treasury Department and the Federal Reserve in efforts to resuscitate credit markets and stabilize the financial system. A collapsing real estate market, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration to revive the economy. New programs designed to thaw credit and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions and a major fiscal stimulus package was enacted.

In the second half of the year, signs of economic stabilization led to a resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales. Declines in retail sales and corporate revenue moderated. After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. gross domestic product (GDP) grew 2.2% in 2009’s third and fourth quarters. However, unemployment remained a substantial impediment to growth and suggested an uneven path to recovery.

Information Technology holdings contributed most to the Trust’s return, as both an overweight position and stock selection were beneficial. Notable performers in the sector included a computer innovator that produces cutting-edge multimedia software. Stock selection was also strong in Consumer Discretionary, where an online retailer continues to benefit from the secular shift to e-commerce. In Health Care, an optical care leader profited from takeover speculation and a pharmacy benefits manager gained on its diverse and differentiated products.

Key detractors from return included overweight positions in Health Care and Energy, and stock selection in Industrials, where a defense contractor fell on concerns about future defense spending. In Consumer Staples, a major retailer faced currency exchange headwinds, tough sales comparisons, and pressure on expenses.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Capital Appreciation Trust Series I	42.29%	3.05%	—	–2.18%	16.22%	—	–18.27%
Capital Appreciation Trust Series II3	42.04%	2.83%	—	–2.33%	14.99%	—	–19.41%
Capital Appreciation Trust Series NAV[4]	42.36%	3.12%	—	–2.14%	16.60%	—	–18.01%
Russell 1000 Growth Index[5,6,7]	37.21%	1.63%	—	–3.69%	8.44%	—	–29.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From November 1, 2000.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David Giroux

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks long-term capital appreciation by investing primarily in common stocks which typically constitute at least 50% of its net assets. It may hold fixed-income and other securities to help preserve principal value.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.77
Financial	11.73
Communications	10.28
Industrial	9.37
Energy	9.28
Consumer, Cyclical	7.20
Utilities	5.35
Technology	5.13
Basic Materials	2.08
Call Options	0.01

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Capital Appreciation Value Trust Series I returned +30.06%, underperforming the +37.21% return of the Russell 1000 Growth Index.

Environment  ▶ After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the Banking sector, and stimulated the economy. From early March through year end, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. As measured by various Russell indices, growth stocks significantly outperformed value across all market capitalizations. Within the S&P 500, Information Technology was the strongest sector by far. Traditionally defensive, value-oriented Utilities and Telecommunication Services shares lagged; the latter sector was the only one in the Index to have a single-digit return in 2009.

In fixed-income markets, Treasuries endured their worst year on record as investors sold government-backed debt in search of higher-yielding credit-sensitive bonds. Indeed, corporate-backed securities enjoyed their best annual performance in history relative to Treasuries. Yields on cash-equivalent investments remained well below 1%, making for only fractional gains during the year.

Health Care stocks made a key contribution to absolute return, led by health care equipment and supplies firms and pharmaceuticals. Another source of strength was positioning in the Consumer Discretionary sector, led by media holdings. In a period of such strong relative and absolute results, no sector detracted from annual performance. We decreased our convertible bond position during the year. These securities performed very well and therefore look less attractive now from a risk/reward perspective, and convertibles that fit our strict investment criteria are increasingly scarce.

Fixed-income returns benefited from our decision to favor investment-grade and high-quality BB corporate securities over government debt as credit-sensitive securities enjoyed their best year on record relative to Treasuries. Late in the year, we sold the last of our government-backed securities and trimmed our holdings in higher-rated, lower-yielding corporate securities in favor of higher-yielding corporates and floating-rate bank debt.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	30.06%	—	—	–3.23%	—	—	–5.39%
Capital Appreciation Value Trust Series II (began 4/28/08)	29.84%	—	—	–3.42%	—	—	–5.70%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	30.12%	—	—	–3.19%	—	—	–5.31%
Russell 1000 Growth Index[2,3,4]	37.21%	—	—	–6.98%	—	—	–11.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Trust
Adviser: John Hancock Investment Management Services, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital. The fund operates as a fund of funds. The fund may invest a substantial portion of its assets in the Core Allocation Plus Trust, a fund of JHT, but is authorized to invest without limitation in other Underlying Funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Moderate Allocation	59.98
Intermediate Bond	13.03
U.S. Large Cap	11.09
International Large Cap	10.30
U.S. Mid Cap	4.60
U.S. Small Cap	1.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance:  ▶ From its inception on May 1, 2009 until December 31, 2009, the Core Allocation Trust Series I returned +22.25%, underperforming the +24.31% return of the Combined Index.

Environment  ▶ The Trust consists of an allocation to six underlying portfolios: Core Allocation Plus, 500 Index, Mid Cap Index, Small Cap Index, International Index and Total Bond Index. About 60% of the assets are invested in the Core Allocation Plus Trust, offering exposure to global equity and fixed-income asset classes, seeking long-term capital appreciation and current income. The remaining 40% of the assets are invested in a suite of index funds that also offer exposure to global equity and fixed income assets. The Core Allocation Trust is benchmarked to a blend of 70% MSCI World Index / 30% Barclay’s Capital U.S. Aggregate Bond Index, which is rebalanced monthly.

Overall, the Core Allocation Trust was slightly underweight equity and fixed income relative to its benchmark as approximately 5% of the Trust was invested in cash. This detracted from performance in 2009 as both the equity and fixed income market posted positive results.

Within the Core Allocation Plus portfolio’s equity component, an allocation to emerging markets and an underweight to non-U.S. developed markets aided performance. Also, the Trust’s basket of securities across different countries, value and growth segments, and industries outperformed the Index and contributed to relative performance. Within the fixed-income allocation of Core Allocation Plus, the largest contributor to relative outperformance was the portfolio’s overweight to corporate bonds and commercial mortgage-backed securities.

The five index funds performed in line with expectations relative to their indices. International Index and Mid Cap Index were the best performing components among the five index funds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Trust Series I (began 5/1/09)	—	—	—	—	—	—	22.25%
Core Allocation Trust Series II (began 5/1/09)	—	—	—	—	—	—	22.10%
MSCI World Index[2,3,6]	—	—	—	—	—	—	33.19%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	—	—	—	—	—	—	5.30%
Combined Index[2,5,6]	—	—	—	—	—	—	24.31%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Plus Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Evan Grace, Rick Wurster, Scott Elliott

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek total return, consisting of long-term capital appreciation and income by investing in U.S. and non-U.S. equity and fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	12.90
Consumer, Non-cyclical	12.65
Communications	9.82
Technology	9.18
Industrial	7.39
Consumer, Cyclical	6.21
Energy	5.74
Basic Materials	5.37
U.S. Treasury Bonds	5.22
Utilities	2.63

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Core Allocation Plus Trust Series I returned +25.20%, outperforming the +23.37% return of Combined Index.

Environment  ▶ After a tumultuous start to the year, global equities posted solid gains (+4.9%) in the fourth quarter. The MSCI All Country World Index recorded a third consecutive positive quarter, rising 30% for the year, and closing near its highs for 2009. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings, and improving economic data provided a favorable backdrop for equities. Developed market equities rose 4.2% for the quarter, finishing the year with a gain of 26.5%, while their emerging market counterparts returned 8.6% (in U.S.-dollar terms) in the fourth quarter, and surged 79.0% for the year, as investors favored higher-risk assets. Aided by the ongoing economic recovery and improved sentiment, non-Treasury fixed income sectors set the pace in the fourth quarter. Finishing the year on a strong note, lower-quality credit segments performed particularly well. Global government rates moved meaningfully higher, while credit spreads continued to narrow. Credit spreads in many sectors finished the year at or within basis points of their tightest levels in 2009.

In this environment, both the Trust’s equity and fixed income allocations outperformed their respective benchmarks and contributed to relative outperformance.

Within the global equity portion of the Trust, strong security selection within the Information Technology, Consumer Discretionary and Health Care sectors contributed most to outperformance relative to the MSCI World Index. This was partially offset by weaker selection in Materials, Telecommunication Services and Industrials. The Trust also benefited from an overweight exposure to Information Technology, one of the top performing sectors within the Index for the year.

The Trust’s fixed income allocation also contributed to positive relative performance, as it outperformed the Barclays Capital U.S. Aggregate Bond Index. On a relative basis, the Trust benefited from overweight allocations to commercial mortgage-backed securities and investment-grade credit. Weak security selection within these same areas partially offset the positive results, as did an underweight allocation to residential mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Plus Trust Series I (began 1/2/08)	25.20%	—	—	–7.39%	—	—	–14.23%
Core Allocation Plus Trust Series II (began 1/2/08)	25.10%	—	—	–7.54%	—	—	–14.52%
Core Allocation Plus Trust Series NAV (began 1/2/08)	25.41%	—	—	–7.34%	—	—	–14.14%
MSCI World Index[2,3,6]	30.79%	—	—	–14.65%	—	—	–21.95%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	—	5.58%	—	—	11.48%
Combined Index[2,5,6]	23.37%	—	—	–6.19%	—	—	–12.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Disciplined Diversification Trust
Adviser: John Hancock Investment Management Services, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital. The fund operates as a fund of funds. The fund may invest a substantial portion of its assets in the Disciplined Diversification Trust, a fund of JHT but is authorized to invest without limitation in other Underlying Funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
World Allocation	59.98
U.S. Large Cap	12.70
Intermediate Bond	12.02
International Large Cap	12.00
U.S. Small Cap	1.70
U.S. Mid Cap	1.60

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From its inception on May 1, 2009 until December 31, 2009, the Core Disciplined Diversification Trust Series II returned +25.02%, outperforming the +24.31% return of the Combined Index.

Environment  ▶ After falling by more than 20% in January and February, global equity markets started a remarkable recovery from early March through year end. As a result, most markets had annual returns in excess of 25%. Volatility and variances in performances across global markets moderated throughout 2009, but remained above historical averages. As a result, small differences in portfolio weights between strategies and/or benchmarks often resulted in large differences in performance. U.S. investors in international equities benefited from the U.S. dollar’s relative weakness. The overall impact of currency fluctuations between the U.S. dollar and other currencies increased the dollar-denominated returns of developed market equities by about 8% and of emerging markets equities by about 16% in 2009. Emerging markets were by far the best performers for the year. Small-cap stocks outperformed large caps in international developed and emerging markets, but not in the United States. Value stocks outperformed growth stocks in international developed and emerging markets. In the U.S., on the other hand, value stocks generally lagged their growth counterparts across all market-capitalization segments, but deep value stocks greatly outperformed their growth counterparts and the rest of the value universe across the board.

The Core Disciplined Diversification Trust consists of an allocation to six underlying portfolios: Disciplined Diversification Trust, 500 Index Trust, Mid Cap Index Trust, Small Cap Index Trust, International Index Trust and Total Bond Market Index Trust. About 60% of the assets are invested in the Disciplined Diversification Trust, offering exposure to global equity and fixed-income asset classes, seeking long-term capital appreciation and current income. The remaining 40% of the assets are invested in a suite of index funds that also offer exposure to global equity and fixed income assets.

Within Disciplined Diversification’s equity component, heavier concentrations in small-cap and value stocks had a positive impact on relative performance. Also, the portfolio’s basket of securities across different countries, value and growth segments and industries outperformed the Index and contributed to relative performance. In the fixed income component of Disciplined Diversification, the largest contributor to outperformance relative to the benchmark was the portfolio’s overweight in securities with maturities of 3–6 years and its underweight in securities with maturities greater than 10 years. The five index funds performed in line with expectations relative to their indices. International Index and Mid Cap Index were the best-performing components among the five index funds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since Inception	5-year	10-year	Since inception
Core Disciplined Diversification Trust Series II (began 5/1/09)	—	—	—	—	—	—	25.02%
MSCI World Index[2,3,6]	—	—	—	—	—	—	33.19%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	—	—	—	—	—	—	5.30%
Combined Index[2,5,6]	—	—	—	—	—	—	24.31%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Diversified Growth & Income Trust
(formerly, American Diversified Growth & Income)
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital and income by investing approximately 75% of the portfolio’s assets in equity securities and approximately 25% of the portfolio’s assets in fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.02
U.S. Large Cap	23.72
Intermediate Bond	11.89
International Large Cap	4.37

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Core Diversified Growth & Income Trust Series I returned +30.07%, outperforming the +20.44% return of the Combined Index.

Environment  ▶ The Trust’s outperformance was attributable to strong performance from its underlying funds, and to a slightly lesser extent, allocations to diversifying asset classes that outperformed the broad benchmark.

Within equities, allocations to the international large-cap, emerging markets, world large-cap, and world small-cap equities boosted performance as these asset classes outperformed the S&P 500 Index. Within fixed income, an exposure to high yield securities was beneficial to results, as the asset class outpaced the Barclays Capital U.S. Aggregate Bond Index.

Nearly all underlying funds within the Trust had positive results for the year. Within equities, the American Growth Fund was one of the largest contributors, handily beating the S&P 500. This was in large part due to strong stock selection in the Energy and Consumer Discretionary sectors, as well as a relative overweight position in Technology. The American Global Growth Fund was also a strong contributor, outpacing the MSCI World Index through strong stock selection in the Energy and Consumer Staples sectors, as well as a relative overweight to the Technology sector. Within fixed income, the American Bond Fund was a positive contributor, outperforming the Barclays Capital U.S. Aggregate Bond Index. This fund benefited from an exposure to the Industrials and Financials sectors within its corporate bond allocation. Although it produced strong positive returns in 2009, the American New World Fund lagged the MSCI Emerging Markets Index. This portfolio maintains significant exposure to developed market economies, and thus tends to lag the Index during emerging market rallies. However, this positioning significantly reduces volatility relative to other pure emerging market funds. The American High-Income Bond Fund also produced strong returns. However, it lagged the high yield index, due to its higher-than-average allocation to higher-quality credits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	Since Inception	5-year	10-year	Since inception
Core Diversified Growth and Income Trust Series I (began 7/1/08)	30.07%	—	–4.65%	—	—	–6.91%
Core Diversified Growth and Income Trust Series II (began 7/1/08)	29.87%	—	–4.80%	—	—	–7.14%
Core Diversified Growth and Income Trust Series III (began 7/1/08)	30.42%	—	–4.34%	—	—	–6.45%
Core Diversified Growth and Income Trust Series NAV (began 7/1/08)	30.79%	—	–4.13%	—	—	–6.15%
S&P 500 Index[2,3,6]	26.46%	—	–6.45%	—	—	–9.55%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	6.70%	—	—	10.24%
Combined Index[2,5,6]	20.44%	—	2.10%	—	—	–3.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% Standard & Poor’s 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Fundamental Holdings Trust
Subadviser: MFC Global Investment Management (U.S.A) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital. The fund operates as a fund of funds. The fund may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.00
U.S. Large Cap	18.80
Intermediate Bond	16.00
International Large Cap	5.20

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From its inception on May 1, 2009 through December 31, 2009, the Core Fundamental Holdings Trust Series II returned +19.05%, underperforming the +19.48% return of the Combined Index.

Environment  ▶ The Trust posted positive absolute returns for the period. However, the portfolio slightly lagged its broad benchmark, as the Trust’s overall asset mix detracted from relative results.

The Trust’s relative underperformance was primarily due to its allocation to short-term bonds, which trailed the Barclays Capital U.S. Aggregate Bond Index by a wide margin. However, some of the portfolio’s underperformance was offset by allocations to international large-cap equities, as this asset class outpaced the broad benchmark as well as the S&P 500 Index.

Although all of the Trust’s underlying funds had positive returns for the period, some funds underperformed their respective benchmarks. Within equities, the American Growth & Income Fund underperformed the S&P 500, in part due to poor stock selection in the Technology sector and an underweight to the Financials sector, one of the stronger-performing sectors over the period. On the positive side, the American International Fund had strong relative performance, as it led the MSCI EAFE Index, aided by strong security selection in both the Financial and Consumer Discretionary sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Fundamental Holdings Trust Series II (began 5/1/09)	—	—	—	—	—	—	19.05%
Core Fundamental Holdings Trust Series III (began 5/1/09)	—	—	—	—	—	—	19.35%
S&P 500 Index[2,3,6]	—	—	—	—	—	—	29.70%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	—	—	—	—	—	—	5.30%
Combined Index[2,5,6]	—	—	—	—	—	—	19.48%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Global Diversification Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital. The fund operates as a fund of funds. The fund may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.04
International Large Cap	16.96
Intermediate Bond	14.05
U.S. Large Cap	8.95

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From its inception on May 1, 2009 through December 31, 2009, the Core Global Diversification Trust Series II returned +23.26%, outperforming the +22.88% return of the Combined Index.

Environment  ▶ The Trust posted positive absolute returns for the period and slightly beat its broad benchmark. The outperformance was attributable to strong results from the Trust’s underlying funds. However, this was partially offset by the Trust’s overall asset mix, which detracted from relative results.

The allocation to short-term bonds was a large detractor from performance, as this asset class underperformed the Barclays Capital U.S. Aggregate Bond Index by a wide margin. Exposure to U.S. large-cap equities also detracted from performance, as this asset class underperformed the MSCI World Index. Returns were boosted, however, by an allocation to international large-cap equities, as this asset class outperformed both the broad benchmark and the MSCI World Index.

All underlying funds within the Trust had positive performance for the period. The American Global Growth Fund was one of the strongest contributors, outpacing the MSCI World Index through strong stock selection in the Consumer Discretionary and Consumer Staples sectors. The American International Fund also contributed to performance, modestly outperforming the MSCI EAFE Index, aided by strong stock selection in both the Financials and the Consumer Discretionary sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Global Diversification Trust Series II (began 5/1/09)	—	—	—	—	—	—	23.26%
Core Global Diversification Trust Series III (began 5/1/09)	—	—	—	—	—	—	23.58%
MSCI World Index[2,3,6]	—	—	—	—	—	—	33.19%
Barclays Capital U.S. Aggregate Bond[2,4,6]	—	—	—	—	—	—	5.30%
Combined Index[2,5,6]	—	—	—	—	—	—	22.88%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Disciplined Diversification Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term capital appreciation and current income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	13.13
Consumer, Non-cyclical	12.61
Federal Home Loan Bank	9.92
Industrial	8.90
Consumer, Cyclical	7.50
Energy	6.91
Communications	6.20
Technology	6.07
U.S. Treasury Bonds	5.19
Basic Materials	4.99

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Disciplined Diversification Trust Series I returned +27.22%, outperforming the +23.37% return of the Combined Index.

Environment  ▶ After falling by more than 20% in January and February, global equity markets started a remarkable recovery in early March that continued through year end. As a result of that recovery, most markets had annual returns in excess of 25%. Volatility and cross-sectional dispersion in global markets continued to moderate throughout 2009, although they remained above historical averages. As a result, small differences in portfolio weights between strategies and/or benchmarks often resulted in large differences in performance. U.S. investors in international equities benefited from the relative weakness of the U.S. dollar. The overall impact of currency fluctuations between the U.S. dollar and other currencies was to increase the dollar-denominated returns of developed market equities by about 8% and of emerging markets equities by about 16% in 2009. Emerging markets were by far the best performers in the year. Small-cap stocks outpaced large caps in international developed and emerging markets, but not in the United States. Value stocks outperformed growth stocks in international developed and emerging markets. In the U.S., on the other hand, value stocks generally underperformed their growth counterparts across all market-capitalization segments, but deep value stocks greatly outperformed relative to their growth counterparts and the rest of the value universe across all market-cap segments.

In the Disciplined Diversification Trust’s equity component, broad allocation differences across divergent market segments, investment styles and industries had a positive impact on relative performance. Also, the Trust’s basket of securities across different countries/value and growth segments/industries outperformed the Index and had a positive impact on relative performance. Composition differences within various market capitalizations, especially the Trust’s overweight of microcap stocks, hurt relative performance.

The fixed income component of the Trust underperformed the Barclay’s Capital U.S. Aggregate Bond Index for the period. The Trust holds no securitized instruments, while the Index holds close to 40% in such instruments and this sector, as a group, outperformed the universe as a whole. Our exposure to corporate bonds was limited to securities with a maximum maturity of 5 years which were held only through July when the Trust changed strategies. Also, longer term corporate bonds, held in the Index, had strong performance as credit spreads narrowed significantly for the period. Our focus on short-term government bonds, on the other hand, aided the Trust’s relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Disciplined Diversification Trust Series I (began 4/28/08)	27.22%	—	—	–4.98%	—	—	–8.24%
Disciplined Diversification Trust Series II (began 4/28/08)	26.96%	—	—	–5.16%	—	—	–8.54%
Disciplined Diversification Trust Series NAV (began 4/28/08)	27.27%	—	—	–4.92%	—	—	–8.15%
MSCI World Index[2,3,6]	30.80%	—	—	–11.69%	—	—	–18.90%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	—	5.93%	—	—	10.19%
Combined Index[2,5,6]	23.37%	—	—	–4.05%	—	—	–6.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception is not available.
3	MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The total return for this index is calculated reinvesting net dividends.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Emerging Markets Value Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	31.84
Industrial	14.64
Basic Materials	13.53
Consumer, Cyclical	10.45
Consumer, Non-cyclical	5.54
Diversified	5.41
Energy	5.31
Technology	3.81
Communications	1.60
Utilities	1.36

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Emerging Markets Value Trust Series NAV returned +101.36%, outperforming the +79.00% return of the MSCI Emerging Markets Index.

Environment  ▶ After falling sharply in January and February, emerging markets had such a remarkable recovery during the rest of the year that 2009 was the best year on record for emerging markets, with the MSCI Emerging Markets Index gaining 79%. Throughout 2009, volatility and cross-sectional dispersion in emerging markets continued to moderate relative to the extraordinarily high levels reached in late 2008, but they remained above the historical averages. As a result, small differences in portfolio weights between strategies and/or benchmarks often resulted in large differences in performance. The dollar-denominated returns of emerging markets equities were aided by the strength of the main emerging markets’ currencies relative to the U.S. dollar, adding about 16% to the dollar-denominated returns of emerging market equities in 2009. Consumer Discretionary, Information Technology and Materials were the best-performing sectors, while Telecommunications Services, Health Care and Industrials were the weakest sectors in emerging markets. Using the MSCI Emerging Markets indices as proxies, small-cap value stocks outperformed small-cap growth stocks by 1.7%, while large-cap value stocks edged large-cap growth stocks by 0.3%. Along the market capitalization dimension, small caps outperformed large caps by 37.8% in 2009.

The portfolio’s overweight to deep value stocks, which outperformed relative to the other value and growth segments, and other differences in allocation along the value/growth dimension had a significant positive impact on the portfolio’s relative performance. The Trust’s tilt towards the smallest stocks boosted relative performance as smaller stocks outperformed larger stocks for the year. The portfolio’s underweight to the Telecommunication Services sector, the weakest sector in 2009, and larger allocation to Consumer Discretionary had a very beneficial impact on relative performance. The portfolio’s underweighting to Brazil, which outperformed all other emerging markets in 2009, and other differences in allocation across countries had a slightly negative impact on the Trust’s relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	101.12%	—	—	5.71%	—	—	15.99%
Emerging Markets Value Trust Series NAV (began 5/1/07)	101.36%	—	—	5.75%	—	—	16.10%
MSCI Emerging Markets Index[2,3,4]	79.00%	—	—	3.40%	—	—	9.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Equity-Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation and to provide dividend income. The portfolio invests at least 80% of its total assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	18.43
Energy	12.70
Industrial	12.48
Consumer, Non-cyclical	9.99
Consumer, Cyclical	9.83
Communications	8.70
Utilities	6.63
Basic Materials	5.17
Technology	5.10

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Equity-Income Trust Series I returned +25.72%, outperforming the +19.69% return of the Russell 1000 Value Index.

Environment  ▶ After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the banking sector and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. In that environment, mid-cap shares performed much better than their smaller and larger peers. As measured by various Russell indexes, growth stocks significantly outperformed value across all market capitalizations. Within the Russell 1000 Value Index, Materials and Information Technology were the strongest sectors for the year. Energy and Telecommunication Services were the weakest sectors.

The key contribution to returns relative to the benchmark came from stock selection in Financials. Positioning in the diversified financial services segment also contributed to relative results. Stock selection also made the Energy and Industrials sectors key sources of relative strength.

In a period of such strong relative and absolute results, few sectors detracted from return compared with the benchmark. Stock selection caused the portfolio’s Health Care holdings to detract. In addition, the portfolio’s Materials shares trailed those of the benchmark. However, an overweight position in Materials, the best-performing slice of the Index, limited the negative impact to relative return.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	25.72%	0.58%	3.95%	2.91%	47.26%
Equity-Income Trust Series II2	25.54%	0.37%	3.80%	1.85%	45.17%
Equity-Income Trust Series NAV[3]	25.75%	0.62%	3.97%	3.12%	47.55%
Russell 1000 Value Index[4,5]	19.69%	–0.25%	2.47%	–1.25%	27.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Financial Services Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Kenneth Feinberg, Charles Cavanaugh

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. It also may invest up to 20% of its assets in non-financial companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	76.34
Consumer, Non-cyclical	5.42
Energy	4.37
Technology	2.73
Industrial	1.40

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Financial Services Trust Series I returned +41.41%, outperforming the +18.38% return of the Lipper Financials Services Index.

Environment  ▶ The Trust’s Financial sector holdings outperformed Financials within the S&P 500 Index. The portfolio had a limited amount of assets invested in other sectors. These non-financial holdings — Energy, Technology and Consumer non-cyclical — contributed to performance overall.

Within Financials, the portfolio’s diversified financial companies were the largest contributors to performance. They outperformed the Index’s corresponding industry group with a 61% gain versus 30% for the benchmark.

The Trust’s insurance companies outpaced the corresponding industry group within the Index (up 23% versus up 14% for the Index). But the Trust suffered relative to the Index due to the portfolio’s large weighting in this weaker industry group.

Our banking holdings contributed to performance on both an absolute basis and relative to the benchmark, posting a 45% gain versus a 7% loss for the Index. The Trust ended the year with about 25% of its assets invested in foreign companies, including American Depositary Receipts. As a whole, these companies outperformed the Trust’s domestic holdings.

We continue to believe that long-term demographics favor Financial Services companies. The Trust’s investment strategy is to perform extensive research and try to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Financial Services Trust Series I	41.41%	–0.29%	—	1.22%	–1.43%	—	11.07%
Financial Services Trust Series II3	40.98%	–0.49%	—	1.04%	–2.44%	—	9.38%
Financial Services Trust Series NAV[4]	41.53%	–0.24%	—	1.25%	–1.19%	—	11.33%
Lipper Financial Services Index[5,6,7]	18.38%	–8.13%	—	–1.74%	–34.55%	—	–14.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From April 30, 2001.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Franklin Templeton Founding Allocation Trust
Adviser: John Hancock Investment Management Services, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Conservative Allocation	33.39
International	33.31
Large Value	33.30

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Franklin Templeton Founding Allocation Trust Series II returned +31.12%, outperforming the +20.44% return of the Combined Index.

Environment  ▶ The portfolio’s strong results were a significant rebound from 2008. Many areas that hurt performance in 2008, such as high yield bonds, international exposure and Financials exposure, recovered and led results higher in 2009. The portfolio is made up of three strategies: Global Trust, Income Trust and Mutual Shares Trust.

Global Trust  ▶ The portfolio outperformed both its benchmark, the MSCI World Index, and the S&P 500 for the year. As the U.S. and international markets recovered during the year, the Global Trust was able to take advantage. The Trust’s underweight to Japan and overweight to South Korea and Taiwan benefited relative performance. Solid stock selection in the U.S. also added to results. From a sector standpoint, good stock selection in the Consumer Discretionary and Technology sectors as well as not holding any Utilities stocks accounted for the positive relative results. A few items mitigated higher results, including the Trust’s cash position, which was elevated early in the year but has since decreased; a continued underweight to the Materials sector, the second-best performing sector in the Index; and an overweight to biotechnology, which had a weak year.

Income Trust  ▶ The portfolio outperformed the 50% S&P 500/ 50% Barclays Capital U.S. Aggregate Bond Index benchmark for the year. The fixed-income portion of the portfolio was the main performance driver. Given the exposure to non-investment grade corporate bonds and the rebound in that market during the year, it was not surprising to see strong results. Within equities, the Utilities, Financials and Energy sectors were the top contributors on an absolute basis. Exposure to multi-utilities firms, two large diversified financials and a Canadian oil company were key drivers of positive results.

Mutual Shares Trust  ▶ The portfolio outperformed its benchmark, the S&P 500 Index, for the year. Strong stock selection across most sectors led to positive relative results. Leading the way was the Health Care sector, where the manager’s exposure to health care providers paid off as these holdings provided strong annual results. Energy also contributed due to the portfolio’s avoidance of several large oil companies that lagged. The Trust’s long-time exposure to the paper industry was positive in 2009. Offsetting higher results was the Trust’s cash position, which was elevated as the managers were selective about putting cash to work, and an underweight to Technology, the Index’s top performing sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Franklin Templeton Founding Allocation Trust Series I (began 1/28/08)	31.47%	—	—	–4.48%	—	—	–8.48%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	31.12%	—	—	–7.20%	—	—	–18.09%
Franklin Templeton Founding Allocation Trust Series NAV (began 4/28/08)	31.54%	—	—	–6.51%	—	—	–10.67%
S&P 500 Index (5/1/07)[2,3,6]	26.46%	—	—	–8.02%	—	—	–20.02%
Barclays Capital U.S. Aggregate Bond Index (5/1/07)[2,4,6]	5.93%	—	—	6.00%	—	—	16.85%
Combined Index (5/1/07)[2,5,6]	20.44%	—	—	–3.59%	—	—	–9.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
5	The Combined Index is comprised of 70% Standard & Poor’s 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Fundamental Value Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Kenneth Feinberg

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The portfolio invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.58
Consumer, Non-cyclical	17.58
Energy	15.67
Consumer, Cyclical	11.23
Technology	6.84
Industrial	5.90
Communications	5.43
Basic Materials	2.88
Diversified	0.88
Utilities	0.20

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Fundamental Value Trust Series I returned +31.78%, outperforming the +26.46% return of the S&P 500 Index.

Environment:  ▶ Information Technology, Materials and Consumer Discretionary were the sectors within the Index that turned in the strongest performance over the year. Telecommunication Services and Utilities had the weakest performance, although their performance was still positive.

The portfolio’s Financial holdings were the strongest contributors to performance on an absolute basis. The Trust’s relative performance versus the Index benefited as the portfolio’s Financial stocks outperformed the corresponding sector within the Index (up 25% versus up 17% for the Index) and the Trust had a higher relative average weighting in this sector (28% versus 13% for the Index).

The second largest contributor to performance was Energy companies. The Trust’s Energy holdings were also the largest contributor to the Trust’s outperformance of the Index, outpacing the benchmark sector 38% to 14%.

The Trust held approximately 15% of its assets in foreign companies, including American Depositary Receipts, at year end. As a whole, these companies outperformed the portfolio’s domestic holdings.

Our long-term focus usually results in low fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company’s long-term business fundamentals.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Fundamental Value Trust Series I	31.78%	0.73%	—	1.96%	3.70%	—	18.36%
Fundamental Value Trust Series II3	31.59%	0.55%	—	1.78%	2.76%	—	16.57%
Fundamental Value Trust Series NAV[4]	31.84%	0.78%	—	1.99%	3.96%	—	18.66%
S&P 500 Index[5,6,7]	26.46%	0.42%	—	0.59%	2.11%	—	5.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From April 30, 2001.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Trust
Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Cindy L. Sweeting, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.11
Communications	18.03
Technology	13.90
Financial	12.47
Industrial	11.29
Consumer, Cyclical	9.70
Energy	8.18
Basic Materials	2.19
Diversified	0.57

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Global Trust Series I returned +31.37%, outperforming the +30.80% return of the MSCI World Index.

Environment  ▶ Central bankers lowered interest rates and expanded access to credit in 2009, averting a systemic solvency crisis and significantly boosting the fortunes of lower-quality companies and emerging market stocks with intrinsic growth potential. While our recent bias toward well-capitalized, cash-generating stocks on the higher end of the quality spectrum was somewhat out of step with the equity market “risk rally” in 2009, we benefited from careful stock selection and our preference for globally diversified businesses.

All regions and sectors delivered double-digit absolute gains during the year. Asian holdings led regional performance as a result of both our underweighting in the weak Japanese market and our overweighting in stronger emerging Asian markets. Overweighted positions in companies domiciled in mature Western European countries, in contrast, detracted from returns in 2009.

From a sector perspective, Consumer Discretionary had the portfolio’s largest overweighting and some of the best-performing stocks. Retail and automotive stocks in particular rebounded sharply as policymakers slashed borrowing costs and encouraged consumption. We also overweighted the Information Technology sector, a contributor to outperformance in 2009, led by two Asian semiconductor companies that benefited from a recovery in cyclical demand late in the year.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

We also maintained an overweighting in the Health Care sector, though those holdings detracted from performance as the rally favored stocks more leveraged into an economic recovery. The Materials sector was less fundamentally attractive to us. Valuations are again approaching the inflated levels seen in the lead-up to the financial crisis. Our Materials underweighting detracted from performance in 2009 as commodities delivered their best annual gains on record. Our positioning in resurgent Financials also underperformed due to our underweighting in a sector that remains fraught with balance-sheet and regulatory risk.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	31.37%	1.40%	1.79%	7.21%	19.42%
Global Trust Series II2	31.10%	1.20%	1.65%	6.16%	17.80%
Global Trust Series NAV[3]	31.46%	1.45%	1.81%	7.46%	19.69%
MSCI World Index[4,5]	30.80%	2.57%	0.23%	13.52%	2.36%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Growth Equity Trust
Subadviser: Rainier Investment Management, Inc.
Portfolio Managers: Mark Dawson, Daniel Brewer, Mark Broughton, Stacie Cowell, Andrea Durbin, James Margard,
Peter Musser

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to maximize long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. and affords shareholders the opportunity to invest in some of the fastest-growing companies in the U.S. The term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.82
Technology	19.84
Communications	14.92
Industrial	10.74
Consumer, Cyclical	7.26
Financial	7.04
Energy	4.40
Basic Materials	4.11
Utilities	1.11

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Growth Equity Trust Series NAV returned +32.59%, underperforming the +37.21% return of the Russell 1000 Growth Index.

Environment  ▶ It is unlikely that we will see another year like 2009 in our lifetimes. The market reflected extremes in investor emotions and perceptions from the early-year market collapse that left some questioning the future of capitalism to a historic rally driven by an almost insatiable appetite for risk. For each of the last three quarters of the year, the market provided above-average investment returns.

Having emerged from a period of extremes in market volatility and price movement activity, we believe we are entering a period where strong company fundamentals will again be the predominant factor affecting stock prices.

For the year, the portfolio’s best-performing sector was Technology. The economically sensitive Materials & Processing sector was the second-largest contributor. Stocks in the sector had been poor performers in 2008, when investors became overly pessimistic about the outlook for these companies. These stocks rebounded sharply in 2009 because results for many firms in this sector were tied to the strong recovery experienced in emerging market economies.

The most disappointing sector for the year was Health Care, which struggled amid uncertainty surrounding regulatory reforms. The portfolio’s returns were undermined by a combination of a rally in large-capitalization pharmaceutical shares not owned and poor performance from two biotechnology holdings. While we remain underweighted in this sector, we have selectively added companies to the portfolio because we believe that the valuation of most Health Care stocks reflects excessively negative sentiment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Growth Equity Trust Series NAV (began 4/28/08)	32.59%	—	—	–13.07%	—	—	–20.92%
Russell 1000 Growth Index[2,3,4]	37.21%	—	—	–6.99%	—	—	–11.44%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Health Sciences Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	89.99
Technology	3.00
Consumer, Cyclical	2.00
Financial	1.86
Industrial	1.27
Basic Materials	1.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Health Sciences Trust Series I returned +31.81%, outperforming the +24.74% return of the Lipper Health/Biotechnology Index.

Environment  ▶ U.S. stocks had their strongest year since 2003. Major indices finished December at or near their highest levels for the year, helped by improving economic data, hopes for strong 2010 growth, and the expectation that the Federal Reserve would make good on its pledge to maintain very low target interest rates “for an extended period.” Within the Lipper Health/Biotechnology Index, life sciences led, followed by services, then products and devices. Biotechnology lagged somewhat but still reached double-digit returns.

Pharmaceuticals led the outperformance, due to stock choices. In Services, a top-performing Index sector, the portfolio benefited from an overweight as well as strong stock choices. We were overweight in several robust holdings. Stock selection in Products and Devices also helped, with overweights in many top-performing holdings.

Biotechnology was the leading detractor, due to stock selection. Stock choices in life sciences produced an additional drag on relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Health Sciences Trust Series I	31.81%	5.83%	—	5.89%	32.73%	—	64.31%
Health Sciences Trust Series II3	31.55%	5.62%	—	5.72%	31.41%	—	61.95%
Health Sciences Trust Series NAV[4]	31.85%	5.87%	—	5.92%	32.97%	—	64.61%
Lipper Health/Biotechnology Index[5,6,7]	24.74%	4.02%	—	3.55%	21.80%	—	35.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From April 30, 2001.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	Lipper Health/Biotechnology Fund Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Core Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek high total return by investing at least 80% of its total assets in equity investments. The portfolio typically invests in a diversified portfolio of equity investments from a number of developed markets outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.77
Financial	21.85
Consumer, Cyclical	13.81
Energy	8.27
Industrial	7.72
Basic Materials	7.26
Communications	6.87
Utilities	3.77
Technology	3.11
Diversified	0.24

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the International Core Trust Series I returned +18.64%, underperforming the +32.45% return of the MSCI EAFE Index.

Environment  ▶ Within the portfolio, relative to the MSCI EAFE Index, sector exposure was the most significant negative factor, although stock selection, country allocation and currency allocation also hurt.

Stock selection was weak within Japan, the United Kingdom, Switzerland, Australia and Hong Kong, but good in Germany and France. Within sectors, our holdings in Consumer Staples, Telecommunication Services and Utilities lagged significantly, while our Consumer Discretionary holdings did well.

Sector exposures hurt performance mainly from our overweight to Health Care and underweight to Financials. Country allocation detracted from relative performance mainly due to our overweights to Japan and underweights to Spain and Australia.

Currency allocation hurt returns primarily from our overweight to the yen and underweight to the Australian dollar.

Our stock selection disciplines had mixed results. Stocks selected by quality adjusted value outperformed, while those ranked highly by intrinsic value had market-like returns. Stocks selected for their strong momentum underperformed significantly.

Markets are at or near pre-crisis levels. How they perform in 2010 will be determined by whether fundamentals play out at pre-crisis levels as well, or whether global economies remain in recession or even just remain below what investors remember as trend growth. There are many obvious potential pitfalls and presumably many more hidden ones that could derail this V-shaped recovery in equity markets. Among the obvious ones are high levels in individual and sovereign debt and an increasing reliance on emerging markets as being the saviors of the world economy. After a furious rally as we’ve seen in 2009, it makes sense to be careful with risk and only take it when valuations are compelling. In many cases, stable low growth (either positive or negative) companies trading at less challenging valuations seem to be the prudent investment choices.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	18.64%	3.25%	–0.98%	17.37%	–9.39%
International Core Trust Series II2	18.38%	3.06%	–1.10%	16.28%	–10.43%
International Core Trust Series NAV[3]	18.62%	3.31%	–0.95%	17.71%	–9.13%
MSCI EAFE Index[4,5]	32.45%	4.02%	1.58%	21.78%	16.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Opportunities Trust
Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.66
Consumer, Non-cyclical	19.05
Consumer, Cyclical	11.35
Basic Materials	11.17
Industrial	10.59
Energy	7.27
Communications	6.41
Technology	5.57
Diversified	1.02

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the International Opportunities Trust Series I returned +37.55%, outperforming the +32.45% return of the MSCI EAFE Index.

Environment  ▶ International equities posted strong gains in 2009, as global economic growth prospects brightened and the corporate profit outlook improved. Developed international equity markets, as represented by the MSCI EAFE Index, rose 32.45% in U.S. dollars. The dollar generally weakened during the year, which favored U.S.-based international equity investors. Nine of the 10 Global Industry Classification Standard (GICS) sectors in the MSCI EAFE Index posted double-digit gains, led by Materials, which soared nearly 70%. Utilities was the weakest-performing sector, with a relatively modest 5% gain.

The International Opportunities Trust outperformed the MSCI EAFE Index for the year, benefiting from strong stock selection in a variety of sectors, including Energy and Information Technology. The portfolio did well to avoid investing in the Utilities sector, the benchmark’s weakest sector. Several of the portfolio’s positions in Consumer Staples and banks posted solid returns, contributing to performance. In the Consumer Discretionary sector, automobile-manufacturer holdings performed well, as did a position in a homebuilder.

Stock selection in the Materials sector hurt results. While the portfolio’s holdings in the Materials sector had a collective return of more than +50%, that paled in comparison to the +70% return of the benchmark index sector. Although currency management is not a central facet of the Trust’s investment process, currency weighed on its relative results. The portfolio’s returns were held back by having little exposure to companies whose securities were denominated in the Australian dollar and British pound. Those currencies appreciated substantially against the U.S. dollar. The portfolio also held a few U.S. dollar-based stocks and had U.S. dollar cash and cash equivalent positions, which dampened performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Opportunities Trust Series I (began 4/29/05)	37.55%	—	—	5.01%	—	—	25.66%
International Opportunities Trust Series II (began 4/29/05)	37.27%	—	—	4.84%	—	—	24.70%
International Opportunities Trust Series NAV (began 4/29/05)	37.50%	—	—	5.06%	—	—	25.94%
MSCI EAFE Index[2,3,4]	32.45%	—	—	4.33%	—	—	21.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Small Company Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  ▶ The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	22.93
Consumer, Cyclical	15.48
Consumer, Non-cyclical	14.29
Financial	12.59
Basic Materials	11.71
Communications	7.70
Energy	6.49
Technology	4.21
Diversified	0.94
Utilities	0.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the International Small Company Trust Series NAV returned +39.44%, underperforming the +47.32% return of the MSCI EAFE Small Cap Index.

Environment  ▶ 2009 was an excellent year for developed market equities, for example the MSCI World ex USA Index, a measure of equity markets outside the U.S., gained almost 34%. The year was characterized by two very distinct periods. From January through early March, equity prices declined at a fast pace, with the MSCI World ex USA Index falling by more than 25%. In contrast, from early March until December developed markets gained more than 60%, as fears of a systemic world economic collapse abated, financial markets showed signs of stabilization, and some developed countries started to grow again.

Volatility and cross-sectional dispersion remained above the historical averages in 2009. As a result, small differences in portfolio weights between strategies and/or benchmarks often resulted in large differences in performance. Developed market equity returns for U.S. investors were boosted by the U.S. dollar’s relative weakness. The dollar depreciated against all major currencies except the yen. The overall impact of currency fluctuations on the dollar-denominated returns of developed market equities was to increase those returns by more than 8%. For 2009, the strongest sectors were Materials, Financials and Energy, while the weakest sectors were Utilities, Health Care and Telecommunications Services. Using the MSCI World ex USA indices as proxies, value stocks in developed markets greatly outperformed growth stocks. Small-cap value stocks outperformed small-cap growth stocks by 3.5%, while large-cap value stocks outperformed large-cap growth stocks by 6.5%. Along the market capitalization dimension, small caps outperformed large caps.

The portfolio’s overweight to the smallest stocks, which greatly outperformed the other segments of the small-cap universe, added to relative performance. The portfolio’s underweight to Japan, which severely underperformed all developed markets in 2009, contributed to relative performance. The portfolio’s exposure to Canada, which had very strong results in 2009, also added to relative performance. Broad composition differences across various regions/market capitalization segments/industries hurt relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Small Company Trust Series I (began 11/16/09)	—	—	—	—	—	—	–1.66%
International Small Company Trust Series II (began 11/16/09)	—	—	—	—	—	—	–1.66%
International Small Company Trust Series NAV (began 4/28/06)	39.44%	—	—	–4.29%	—	—	–14.90%
MSCI EAFE Small Cap Index[2,3,4] (4/28/06)	47.32%	—	—	–5.05%	—	—	–17.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Value Trust
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Antonio Docal

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The portfolio invests at least 80% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	20.75
Consumer, Non-cyclical	18.45
Financial	14.89
Technology	10.53
Industrial	10.01
Energy	9.23
Consumer, Cyclical	8.45
Utilities	2.61
Diversified	1.01
Basic Materials	0.37

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the International Value Trust Series I returned +35.77%, outperforming the +32.45% return of the MSCI EAFE Index.

Environment  ▶ While the first quarter of 2009 was characterized by the deepening financial crisis and consequent intensification of the global policy response, the rest of the year saw the effects of the global reflation efforts take hold. The easing of interest rates and contraction of credit spreads came as a major relief to the market’s more highly leveraged companies, and lower-quality stocks rallied as the fear of an imminent solvency crisis abated. Also leading the recovery were emerging markets, where aggressive official stimulus rekindled latent demand growth.

Information Technology stocks, the International Value Trust’s largest overweighted position, led performance chiefly due to a cyclical recovery in the semiconductor and hardware industries, where we believe many companies offer superb balance sheet profiles, good growth profiles and trade at prices we consider reasonable. Modestly overweighted Industrials holdings also outperformed as economic conditions stabilized. We continued to favor Consumer Cyclicals due to the financial strength of certain companies and demand from emerging market consumers. During the period, the U.S. dollar depreciated against most foreign currencies, which also helped our performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Materials and Financials stocks detracted from returns, largely due to our underweighted positions and stock selection in these economically sensitive sectors. Materials valuations rebounded sharply and neared levels last reached at the peak of the 2008 commodities bubble. Meanwhile, the Financials sector remained fraught with balance sheet and regulatory risk, in our view. While we continued to uncover selective values among insurers and Asian banks, we found a greater preponderance of investments we believe are bargains elsewhere, including the globally diversified Telecommunications Services sector and historically cheap Health Care sector, both of which also outperformed during the period.

Asian holdings led regional performance as a result of our significant underweighting in the weak Japanese market and our overweighting in stronger emerging Asian markets. An overweight and good stock selection in European holdings also contributed to performance. According to our research, the valuations of higher-quality stocks relative to lower-quality stocks are once again near trough levels and we feel there were more bargains among large, financially strong companies with excellent market positions.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	35.77%	4.08%	4.05%	22.13%	48.79%
International Value Trust Series II2	35.59%	3.87%	3.91%	20.92%	46.76%
International Value Trust Series NAV[3]	35.94%	4.11%	4.07%	22.29%	48.98%
MSCI EAFE Index[4,5]	32.45%	4.02%	1.58%	21.78%	16.96%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Large Cap Trust
Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to maximize total return, consisting of capital appreciation and current income. The portfolio invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	15.41
Financial	13.40
Energy	12.87
Industrial	8.58
Communications	8.43
Consumer, Cyclical	7.27
Utilities	5.05
Basic Materials	1.15
Investment Companies	0.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Large Cap Trust Series I returned +30.85%, outperforming the +28.43% return of the Russell 1000 Index.

Environment  ▶ Stock selection was a significant contributor to performance during the year and was the main reason the Trust outperformed its benchmark. Stock selection in the Technology, Energy and Consumer, Non-cyclical sectors were the largest contributors to results. An underweight in Consumer Staples, an overweight in Consumer Discretionary and an underweight in Communications were the largest contributors to performance.

However, overall, sector allocation hurt performance during the year. Underweights in Financials and Basic Materials, and an overweight in Energy were the largest detractors from performance. Stock selection within the Financials, Utilities and Industrials sectors also took away from results.

Following its poor performance in 2008 and early 2009, the U.S. equity market staged an impressive rally and, for the year as a whole, posted outstanding results in 2009. A number of factors propelled the market higher after hitting multi-year lows in March. These included better functioning financial markets, improving economic conditions and optimism that corporate profits would rebound as the year progressed. Collectively, this caused investor risk aversion to abate and resulted in strong demand for U.S. stocks. During 2009, large-cap growth stocks, as measured by the Russell 1000 Growth Index, gained 37.21%, outperforming large-cap value stocks, as measured by the 19.69% rise of the Russell 1000 Value Index. Large-cap growth stocks outperformed their value counterparts, largely because of the strong results from growth-oriented Technology companies.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Large Cap Trust Series I (began 4/29/05)	30.85%	—	—	0.79%	—	—	3.73%
Large Cap Trust Series II (began 4/29/05)	30.55%	—	—	0.56%	—	—	2.63%
Large Cap Trust Series NAV (began 4/29/05)	31.02%	—	—	0.82%	—	—	3.89%
Russell 1000 Index[2,3,4]	28.43%	—	—	1.67%	—	—	8.03%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Large Cap Value Trust
Subadviser: BlackRock Investment Management, LLC
Portfolio Manager: Robert Doll, Jr., Daniel Hanson

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. At least 80% of the portfolio’s net assets are invested in equity securities of large capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.85
Energy	21.83
Financial	15.06
Industrial	8.85
Utilities	6.37
Basic Materials	6.27
Communications	5.74
Technology	5.24
Consumer, Cyclical	4.97

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Large Cap Value Trust Series I returned +10.64%, underperforming the +19.69% return of the Russell 1000 Value Index.

Environment  ▶ Following a nearly unprecedented global financial and economic meltdown, U.S. stocks entered 2009 by falling another 35% as fears gripped investors. From the March 2009 lows, stocks galloped higher as investors witnessed the power of massive global monetary and fiscal stimuli begin to reflate economic activity. It was a tug of war between debt-induced deflation and policy-induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy helped move the economy forward.

The year produced weak nominal economic growth and significant earnings declines. Despite that backdrop, riskier assets outperformed safer assets as sidelined cash (which had been producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality bond spreads narrowed as credit thawed, while equity markets remained volatile but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back, and information technology (IT) was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way, masking structural problems that remain.

At the sector level, underweights and security selection in both Financials and Consumer Discretionary caused most of the portfolio’s underperformance. In Financials, we favored higher-quality property & casualty insurance companies over banks and diversified financials. We remain cautious about the Financials sector, as we still believe that there is little visibility on earnings and that valuations are not providing enough compensation for the uncertainty. In Consumer Discretionary, we favored lower-cost companies that were positioned to benefit from consumers trading down. Despite stubbornly high unemployment during the year, the holiday season was better than expected and our positioning hurt performance.

On the positive side, an overweight in Technology and an underweight in Utilities added to performance. In Technology, holdings in the software and computers & peripherals industries were the largest contributors to performance. In Utilities, underweights in the electric utilities and multi-utilities industries were particularly beneficial.

At year-end, the portfolio’s largest overweights were in the Consumer, Non-cyclical and Basic Materials sectors, while its largest underweights were in Financials and Consumer Discretionary.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Large Cap Value Trust Series I	10.64%	–0.18%	—	6.71%	–0.90%	—	54.08%
Large Cap Value Trust Series II	10.36%	–0.37%	—	6.50%	–1.85%	—	52.07%
Large Cap Value Trust Series NAV[3]	10.70%	–0.13%	—	6.75%	–0.63%	—	54.50%
Russell 1000 Value Index[4,5,6]	19.69%	–0.25%	—	5.69%	–1.25%	—	44.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From May 5, 2003.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Stock Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, Mario E. Abularach

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	21.20
Consumer, Non-cyclical	17.95
Technology	15.71
Industrial	12.16
Communications	8.97
Basic Materials	3.61
Financial	3.29
Energy	2.79

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Mid Cap Stock Trust Series I returned +31.35%, underperforming the +46.29% return of the Russell Midcap Growth Index.

Environment  ▶ After a tumultuous start to the year, U.S. equity markets posted strong returns in the fourth quarter. The Russell Midcap Growth Index recorded its third consecutive quarter of gains, rising 46% for the year and closing near its highs for 2009. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings and improving economic data provided a favorable backdrop for equities. All sectors of the Russell Midcap Growth Index posted double-digit gains for the year. The Energy, Technology and Basic Materials sectors posted the strongest gains, while Utilities lagged.

The Trust’s underperformance during the year was the result of weak stock selection, particularly in the Financials and Consumer, Non-cyclical sectors. Results from sector allocation were modestly positive for the period, as the portfolio benefited from an underweight to the Utilities and Industrial sectors, and an overweight to Consumer Discretionary

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	31.35%	3.50%	2.91%	18.74%	33.16%
Mid Cap Stock Trust Series II2	31.20%	3.30%	2.76%	17.64%	31.27%
Mid Cap Stock Trust Series NAV[3]	31.47%	3.57%	2.94%	19.16%	33.63%
Russell Midcap Growth Index[4,5]	46.29%	2.40%	–0.52%	12.58%	–5.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Value Equity Trust
Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Schroll, Paul Stocking, Laton Spahr

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital. The portfolio invests at least 80% of its net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	16.37
Industrial	14.79
Consumer, Non-cyclical	11.28
Energy	10.81
Consumer, Cyclical	10.80
Technology	8.51
Basic Materials	7.66
Utilities	5.26
Communications	3.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Mid Cap Value Equity Trust Series NAV returned +40.42%, outperforming the +34.21% return of the Russell Midcap Value Index.

Environment  ▶ The year began with deteriorated market conditions and continued volatility until the financial and liquidity crisis bottomed in March. The market then lifted and quickly turned into a scorching rally for equities through the rest of the year. Overall, mid-cap equities outperformed their large-cap counterparts in 2009.

In this environment, the portfolio’s sector allocation and stock selection contributed to performance. The portfolio’s overweight in the Energy, Technology and Basic Materials sectors helped, as these were among the best performing sectors in the Index for the year. The portfolio’s underweight in Financials and Utilities, the two worst performing sectors in the benchmark, also helped.

Positive stock selection in the Energy sector helped results. The portfolio benefited from a standout holding in the otherwise poor-performing Financials sector. We also benefited from an underweight in banks. Lastly, semiconductor and software stocks within the Technology sector helped results along with stock selection in the Basic Materials sector.

The Consumer Discretionary sector was one of the strongest sectors within the benchmark and the portfolio’s underweight position detracted from results. The Trust was underweight in the automobile, household products and media industries, which hurt relative performance.

We believe stocks have room for further gains, even after the remarkable rally that we saw for much of 2009. The global economic recovery is gaining momentum and stocks are not overvalued based on normalized earnings. That said, the timing and sustainability of those gains are uncertain as the prospect of rising interest rates and slow job improvement may weigh on investors. Reform proposals by the Obama administration may also increase uncertainty within certain industries.

We continue to believe that the market will evolve from an environment of diffused improvement to one that rewards specific companies: those with improving fundamentals and increasing top-line growth. We plan to maintain our relative weightings, focusing on compelling opportunities on a company-by-company basis.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	40.42%	—	—	–2.62%	—	—	–9.31%
Russell Midcap Value Index[2,3,4]	34.21%	—	—	–2.80%	—	—	–9.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.71
Financial	16.00
Consumer, Cyclical	10.95
Energy	7.49
Utilities	7.36
Communications	7.09
Industrial	6.03
Basic Materials	5.11
Technology	3.79

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Mid Value Trust Series NAV returned +46.27%, outperforming the +34.21% return of the Russell Midcap Value Index.

Environment  ▶ The Russell Midcap Value Index posted strong double-digit returns. All sectors ended in positive territory, led by Consumer Discretionary and Information Technology. Within the mid-cap universe, growth strongly outperformed value, and among the value indices, large-cap narrowly led mid-cap, while both significantly outpaced small-cap.

Stock selection in Materials was the largest contributor to relative performance, led by the containers and packaging industry. Stock choices in Industrials and Business Services helped as well. In Energy, we benefited from an average overweight and strong stock holdings. Oil prices came off their lows of early 2009, buoying the sector, and long-term demand is expected to return. An overweight to Consumer Discretionary and an underweight to Financials both helped. Financials also included some notably strong holdings. Information Technology provided an additional boost to relative results, due to stock selection and an overweight.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	46.21%	4.40%	6.67%	24.04%	90.71%
Mid Value Trust Series II2	46.02%	4.21%	6.57%	22.87%	88.92%
Mid Value Trust Series NAV[3]	46.27%	4.41%	6.68%	24.11%	90.83%
Russell Midcap Value Index[4,5]	34.21%	1.98%	7.58%	10.28%	107.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.
3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1998.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mutual Shares Trust
Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	27.12
Financial	15.52
Communications	8.49
Technology	7.27
Energy	6.71
Industrial	6.51
Consumer, Cyclical	5.83
Basic Materials	4.52
Utilities	3.86
Diversified	0.53

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Mutual Shares Trust Series NAV returned +27.31%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ As the stock market broadly rebounded in 2009, many portfolio holdings increased in value. Strong stock selection across most sectors led to positive relative results.

Leading the way was the Health Care sector, where the portfolio’s exposure to health care providers paid off as these holdings provided strong annual results. Energy also contributed due to our avoidance of several large oil companies that lagged. The portfolio’s long-time exposure to the paper industry was positive in 2009. Offsetting higher results was the Mutual Shares Trust’s cash position, which was elevated as we were selective about putting cash to work, and an underweight to Technology, the S&P 500 Index’s top performing sector.

Three particularly strong fund performers were a software giant, a U.K.-based communications services provider, and a leading global forest products company. Some of the Mutual Shares Trust’s investments did not fare as well and lost value during 2009, including a photographic equipment company and the operator of a vast network of supermarkets and convenience stores. In regard to derivative investments, the portfolio held some currency forwards and a few index puts throughout the year, and also sold some covered call options. The index puts that the Mutual Shares Trust owned were listed, exchange-traded broad index puts, and they were used to somewhat hedge a small portion of the portfolio against systemic risk to the market. The index puts had a small negative impact on performance. Currency forwards were used to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. As the U.S. dollar depreciated throughout 2009 versus most other major currencies, the hedges weighed on the portfolio. We also sold some covered calls against a few stock positions, which had a minimal negative effect, offset by the increase in the prices of the portfolio’s underlying stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I (began 1/28/08)	27.16%	—	—	–7.24%	—	—	–13.51%
Mutual Shares Trust Series NAV (began 5/1/07)	27.31%	—	—	–9.93%	—	—	–24.37%
S&P 500 Index (5/1/07)[2,3,4]	26.46%	—	—	–8.02%	—	—	–20.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at the actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Natural Resources Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: James A. Bevilacqua, Karl E. Bandtel

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	55.56
Basic Materials	26.94

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Natural Resources Trust Series I returned +59.19%, outperforming the +43.74% return of the Combined Index.

Environment  ▶ After a tumultuous start to the year, global equity markets posted strong returns in the fourth quarter. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings and improving economic data provided a favorable backdrop for equities. Continued evidence of an economic rebound and lower inventory levels boosted natural resource-related equities throughout the year. Gains in natural resources companies were broad based with most industries benefiting from signs of a global economic rebound.

For the year, stock selection was the driver of outperformance. Stock selection was particularly strong in the Oil & Gas and the Metals & Mining industries. Among the stocks contributing the most to relative performance were a diversified energy company, a diversified mining company, and a Brazilian metals and mining company.

Sector allocation, a fallout of the bottom-up security selection process, detracted from relative performance. The Trust’s modest allocation to cash along with an overweight to Oil & Gas and underweight to Metals & Mining hampered performance. Among the top stocks detracting most from relative performance were a petroleum refiner and a mining company. Not owning a diversified mining company and an underweight position in another diversified international mining company also hurt relative results.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Natural Resources Trust Series I	59.19%	14.23%	—	20.61%	94.51%	—	248.21%
Natural Resources Trust Series II	58.90%	14.00%	—	20.37%	92.53%	—	243.52%
Natural Resources Trust Series NAV[3]	59.22%	14.28%	—	20.65%	94.94%	—	248.97%
MSCI World Energy Index[4,5,10]	27.03%	9.59%	—	15.74%	58.08%	—	165.19%
MSCI World Metal & Mining Index[4,6,10]	81.07%	17.04%	—	24.62%	119.62%	—	334.27%
MSCI Paper & Forest Products Index[4,7,10]	37.70%	–6.20%	—	0.66%	–27.39	—	4.47%
Combined Index[4,8,10]	43.74%	10.81%	—	17.43%	67.07%	—	192.03%
Lipper Natural Resources Index[4,9,10]	40.12%	10.94%	—	17.30%	68.08%	—	189.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From May 5, 2003.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	All since inception returns for the indicies begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	MSCI World Energy Index consists of the companies in the Energy sector of the MSCI World Index.
6	MSCI World Metals & Mining Index consists of the companies in the Metals & Mining industry of the MSCI World Index.
7	MSCI World Paper & Forest Products Index consists of the companies in the Paper & Forest Products industry of the MSCI World Index.
8	The Combined Index is comprised of 60% MSCI World Energy gross Index, 30% MSCI World Metals & Mining gross Index and 10% MSCI World Paper & Forest Products gross Index.
9	Lipper Natural Resources Fund Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal).
10	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Optimized All Cap Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 65% of the portfolio’s assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.29
Financial	14.46
Technology	13.96
Communications	13.46
Consumer, Cyclical	11.74
Industrial	8.17
Energy	7.74
Utilities	4.82
Basic Materials	3.36

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Optimized All Cap Trust Series I returned +28.27%, in line with the +28.34% return of the Russell 3000 Index.

Environment  ▶ After declining more than 37% in 2008, the Russell 3000 Index appeared ready to follow all other major indices in freefall early in 2009. U.S. stock prices bottomed in early March and the Russell 3000 Index had dropped an additional 25% before rebounding strongly and finishing 2009 with a 28% gain. As has historically been the case, stock markets led the way ahead of actual economic recovery that by the fourth quarter appeared to be on a steady, albeit plodding, course upward. By year end, many financial institutions that had led the markets lower in 2008 had repaid their Troubled Asset Relief Program (TARP) loans and were again posting profits. On the housing front, although weakness remained, prices and inventories improved somewhat. Consumer confidence was rising, while inflation remained benign. Overall economic growth as measured by GDP was positive in the third quarter and should be even stronger in the fourth quarter.

Stock selection contributed to performance, with strong gains in the Energy, Consumer Staples and Financial sectors. In Energy, being underweight the largest integrated name and overweight more volatile services stocks benefited performance. In a rising commodity-price environment, derivative plays on oil, such as drillers and services, outperform the larger integrated oil companies as they benefit more fully in the improved pricing environment.

In Financials, ownership of several real estate investment trusts (REITs) that rose more than 70% in 2009 added strongly to performance. The performance resulted from evidence that, although challenged, the U.S. real estate market was far from dead. In Financials, ownership of non-traditional financial services names produced nice gains for the portfolio. Our underweight in a major bank that struggled throughout the year also helped.

Stock selection detracted from performance in the Technology, Health Care and Durables sectors. In Technology, although our allocation to this sector added strongly to performance, stock selection hurt as several holdings struggled in 2009. The portfolio was also overweight large-cap names that underperformed the sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Optimized All Cap Trust Series I	28.27%	–1.10%	—	4.65%	–5.40%	—	35.32%
Optimized All Cap Trust Series II	28.02%	–1.29%	—	4.45%	–6.29%	—	33.66%
Optimized All Cap Trust Series NAV[3]	28.36%	–0.99%	—	4.74%	–4.87%	—	36.09%
Russell 3000 Index[4,5,6]	28.34%	0.76%	—	5.57%	3.88%	—	43.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From May 5, 2003.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Optimized Value Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in large-cap U.S. securities with the potential for long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.38
Energy	18.33
Consumer, Non-cyclical	14.36
Industrial	12.88
Communications	9.32
Consumer, Cyclical	7.37
Technology	5.61
Utilities	5.37
Basic Materials	1.51

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Optimized Value Trust Series I returned +24.47%, outperforming the +19.69% return of the Russell 1000 Value Index.

Environment  ▶ After posting a decline of almost 37% in 2008, the Russell 1000 Value Index appeared ready to follow all other major indices in freefall in the opening months of 2009. U.S. stock prices bottomed in early March and the Russell 1000 Value Index dropped an additional 31% before rebounding strongly. Stock markets led the way, ahead of actual economic recovery that, by the fourth quarter, appeared to be on a steady course upward. By year end, many of the financial institutions that had led the markets lower in 2008 had paid back their TARP loans and were again posting profits. On the housing front, prices and inventories showed some improvement. Consumer confidence was rising, while inflation remained benign. Overall economic growth was positive in the third quarter and should be even stronger in the fourth quarter.

Sector allocation and stock selection contributed to performance as the portfolio was overweight Technology, a sector that returned almost 70% for the year. Stock selection was particularly strong in the Energy, Financial, Telecommunication Services and Capital Goods sectors.

In Energy, the portfolio benefited from being overweight in smaller-cap exploration & production names and offshore drilling stocks. In Financials, ownership of several real estate investment trusts added to performance. They more than doubled in value in 2009 after it became clear that, although challenged, the U.S. real estate market was far from dead. Non-traditional financial services names added to overall performance. Stock selection detracted from performance in the Technology, Health Care and Durables sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Optimized Value Trust Series I	24.47%	–1.69%	—	1.33%	–8.19%	—	7.75%
Optimized Value Trust Series II	24.50%	–1.87%	—	1.15%	–9.02%	—	6.70%
Optimized Value Trust Series NAV[3]	24.53%	–1.62%	—	1.39%	–7.86%	—	8.14%
Russell 1000 Value Index[4,5,6]	19.69%	–0.25%	—	2.25%	–1.25%	—	13.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From May 3, 2004.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.
6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Overseas Equity Trust
Subadviser: Capital Guardian Trust Company
Portfolio Managers: Nancy Kyle, Lionel Sauvage, David Fisher, Victor Kohn, Michael Cohen

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.51
Financial	16.74
Communications	13.92
Industrial	10.83
Basic Materials	9.04
Consumer, Cyclical	7.63
Energy	6.57
Technology	5.50
Utilities	3.89
Diversified	0.98

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Overseas Equity Trust Series NAV returned +30.83%, underperforming the +32.45% return of the MSCI EAFE Index.

Environment  ▶ Stocks rebounded sharply in 2009 in an almost steady climb after touching a bottom in March. Emerging markets outpaced developed market returns by a margin of two-to-one. The U.S. dollar weakened against most currencies, falling sharply versus commodity-linked currencies but rising slightly against the yen.

Materials led, helped by robust demand for base metals in China and India and record gold prices. Rising oil prices buoyed energy stocks. Cyclical sectors such as Information Technology and Consumer Discretionary did well, while the more defensive areas of Health Care, Telecommunication Services and Utilities lagged the market.

Financial stocks advanced on signs of renewed profitability but came under pressure late in the year amid concerns about European banks’ exposure to Dubai World. Japanese financials recovered from earnings losses but announced share offerings later in the year, causing worries about stock dilution.

The portfolio’s value rose with the markets, but returns trailed the benchmark. In a rapidly rising market, its cash position was a drag on relative returns. Stock selection in the Information Technology sector also detracted. The Materials sector weighed on returns as shares of building materials firms lagged the market in the wake of disappointing U.S. housing data, outweighing strong returns from companies such as Brazilian miner Vale.

We remained selective in Financials and this stance was detrimental as a sharp rally in the sector lifted all stocks, particularly the riskier banks and insurers. Nevertheless, several of our holdings had strong returns, including banks with ties to fast-growing emerging markets. Our focus has been on banks likely to benefit from reduced competition in certain areas of the credit market and best placed to meet the demands of more stringent capital requirements.

The selection of Energy stocks was the largest contributor to returns as commodity prices continued to rise. Elsewhere, the portfolio’s small positions in Health Care and Utilities helped results, with stock selection also providing a boost.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Overseas Equity Trust Series II2	30.45%	3.67%	–0.49%	19.78%	–4.81%
Overseas Equity Trust Series NAV[3]	30.83%	3.88%	–0.39%	20.99%	–3.85%
MSCI EAFE Index[4,5,7]	32.45%	4.02%	1.58%	21.78%	16.96%
MSCI AC World ex US Index[4,6,7]	42.16%	6.30%	3.11%	35.24%	35.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares of the Overseas Equity Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses Series II shares.
3	The inception date for Series NAV shares of the Overseas Equity Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1996.
4	The MSCI EAFE Index is represented from the fund’s inception to October 31, 2008, then the MSCI AC World ex U.S. Index was added to more accurately reflect the investment objective of the Overseas Equity Trust from November 1, 2008 and thereafter.
5	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
6	MSCI AC World ex U.S. Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding U.S.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Pacific Rim Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Tahnoon Pasha

INVESTMENT OBJECTIVE & POLICIES  ▶ To achieve long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	29.99
Industrial	19.96
Basic Materials	12.47
Consumer, Cyclical	12.21
Technology	8.92
Consumer, Non-cyclical	4.97
Communications	4.88
Energy	3.10
Diversified	1.13
Utilities	0.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Pacific Rim Trust Series I returned +32.10%, underperforming the +35.73% return of the MSCI AC Pacific Index.

Environment  ▶ 2009 proved to be a unique year for investors in the region. The year began with weak investor sentiment due to the ongoing gloom of the equity markets and poor economic outlook. During the first quarter, a number of globally coordinated policy responses to the financial crisis were unveiled and equity markets bottomed in early March. This policy response led to the start of a meaningful rally in equity markets across the region, and globally, for the rest of the year, in one of the most significant upward market moves in decades. A significant feature of this rally was the lack of any significant retracing or correction subsequent to the March lows, as investors continued to add money to the markets throughout the year.

Key contributors to performance were stock selection in Japan, Singapore and Taiwan, while selection in Korea and Hong Kong detracted from performance. The portfolio’s cash position was also a significant detractor, as equity markets rallied strongly.

Corporate earnings expectations continue to improve and liquidity conditions remain supportive. Since the rally began in March, markets across the region have traded back above their long-term average price-to-earnings valuation. We will continue to take advantage of any market weakness to increase our exposure to quality growth stocks with earnings turnaround, and to some businesses that have demonstrated their ability to either recover more quickly or improve cost competitiveness. The Technology, Financials and Consumer Discretionary sectors, and select Industrials stocks present good prospects in the ongoing recovery.

The portfolio is positioned to take advantage of a continued positive outlook for equity markets across the region, with expectations for 2010 market returns varying from 5% to 20%, depending on the market. Key positions include overweights in the Information Technology and Consumer Discretionary sectors. In country terms, the portfolio is overweight Greater China, Korea and Taiwan, and remains underweight Japan, Australia and the ASEAN markets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Pacific Rim Trust Series I	32.10%	3.88%	0.70%	20.98%	7.20%
Pacific Rim Trust Series II2	31.73%	3.66%	0.57%	19.70%	5.83%
Pacific Rim Trust Series NAV[3]	32.17%	4.31%	0.91%	23.52%	9.45%
MSCI AC Pacific Index[4,5]	35.73%	5.50%	1.19%	30.72%	12.61%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	MSCI AC Pacific Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Real Estate Securities Trust
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John W. Ehlinger, John F. Robertson, John W. Vojticek, Asad Kazim

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	80.32

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Real Estate Securities Trust Series I returned +30.17%, underperforming the +34.92% return of the Morgan Stanley REIT Index.

Environment  ▶ During the first quarter, REIT prices continued to be held down by the lack of confidence in the Financial sector. Continued concerns regarding REITs’ ability to refinance existing debt caused the Index to fall about 34% in the first quarter. Signs of life in real estate debt markets, although sparse, were apparent as a number of companies announced progress in addressing debt maturities by tapping new loans originated by life companies. The markets, although skeptical, became increasingly confident with the Treasury Department’s financial rescue package, which led to a modest increase in risk appetite.

REITs posted their highest performance on record during the second quarter. Strengthening in all credit markets coupled with a large amount of equity issuance put most REIT sector constituents in a position to address their capital needs through 2012. Prices rose for many secondary issuers as default risk that was reflected in equity prices was removed.

REITs performed strongly in the third quarter, driven by improvement in the credit markets and modestly better-than-expected second quarter earnings reports. Positive economic releases and a handful of asset sales announcements suggested a bottom in both real estate values and fundamentals. In addition, a number of REITs tapped the equity markets and each issuance saw robust demand. Most importantly, the real estate debt markets — and specifically the REIT unsecured markets — reopened during the quarter.

REITs again did well during the fourth quarter. Employment and housing seemed to be gaining traction and consumer spending held up. Holiday sales, although weakened by winter storms, still met expectations. Initial jobless claims provided the most optimism as they trended lower during December.

Overall, our stock selection had a positive impact on performance while sector selection had a slightly negative impact. Stock selection was weak in Regional Malls, but very strong in Apartments, Office and Health Care stocks. It was also positive in Industrial stocks, while other stock selection had a roughly neutral effect on results. Sector selection was negative, primarily due to our underweight of the Hotels sector, which significantly outperformed, and our overweight of the Storage sector, which substantially underperformed. This was almost offset by the positive impact from our large underweight of the retail sector, the weakest sector during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	30.17%	0.55%	9.65%	2.80%	151.22%
Real Estate Securities Trust Series II2	30.04%	0.37%	9.50%	1.85%	147.86%
Real Estate Securities Trust Series NAV[3]	30.26%	0.61%	9.68%	3.10%	151.96%
Morgan Stanley REIT Index[4,5]	34.92%	0.23%	10.43%	1.14%	169.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Science & Technology Trust
Subadvisers: T. Rowe Price Associates, Inc./RCM Capital Management
Portfolio Managers: RCM — Huachen Chen, Walter Price; T. Rowe Price — Ken Allen

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	51.84
Communications	24.85
Consumer, Non-cyclical	3.26
Consumer, Cyclical	2.35
Industrial	1.56
Basic Materials	0.97
Energy	0.58
Financial	0.23

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Science & Technology Trust Series I returned +64.48%, outperforming the +57.90% return of the Lipper Science & Technology Index.

Environment  ▶ The fund is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

RCM  ▶ Following a difficult first quarter when it seemed most spending on technology products by consumers and companies had been frozen in place, demand for these products began to gradually recover. By the third quarter, several companies had begun to show year-over-year growth again, though most of the industry was still recovering from the steep decline in demand that had begun in September 2008.

Technology stocks followed these fundamental recovery trends emphatically, with the S&P North America Technology Sector Index rising over 63% for the year. The stock recovery began in the first quarter, as business was not as bad as feared but more importantly, earnings surpassed low expectations for most technology companies as cost- cutting was quick and effective. This theme continued throughout the year, as cautious guidance was exceeded in every quarter because of tight cost controls and good incremental margins as sales recovered. Three industries within technology beat the benchmark: Internet, semiconductors and computers.

Stock selection in five of the six major technology stock categories helped performance. The Science & Technology Trust held positions in the major winning sectors mentioned above, as well as several Chinese Internet stocks, which were up over 200% for the year.

A few companies in smaller technology industries that significantly underperformed the benchmarks weighed down results, including solar power, video games and security. The portfolio’s performance was also hurt by maintaining some cash when the market began its robust surge.

T. Rowe Price  ▶ After a dismal start, U.S. stocks produced strong gains in 2009. While it was the best year for U.S. equities since 2003, the last decade was the worst for domestic equities since the 1930s. In the first quarter of 2009, major large-cap indexes plunged to 12-year lows as the economy contracted and unemployment surged. The federal government intervened aggressively to provide liquidity to the credit markets, stabilize the banking sector and stimulate the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression. In this environment, science and technology stocks led the charge, and Information Technology was the top-performing sector for the broader S&P 500 Index.

The portfolio’s Health Care holdings were the greatest contributor to relative results due to an underweight to one of the benchmark’s weaker groups. Stock selection was also key here. For example, a medical devices company that provides a diverse range of products and supplies across the health care industry turned out solid earnings reports and raised guidance for fiscal year 2010, partially due to contracts for distributing H1N1 vaccines.

Strong stock selection among hardware companies was a primary driver of relative returns, but the group’s overall contribution was somewhat undermined by an underweight to the benchmark’s highest performer, an enterprise hardware company that saw an enthusiastic response to the debut of a smart phone, which resulted in a surge in its stock price. A considerable overweight to software names hampered returns, though much of the damage was mitigated by effective stock selection.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	64.48%	3.31%	–8.54%	17.69%	–59.02%
Science & Technology Trust Series II2	64.34%	3.10%	–8.64%	16.51%	–59.51%
Science & Technology Trust Series NAV[3]	64.57%	3.37%	–8.51%	18.04%	–58.90%
Lipper Science & Technology Index[4,5]	57.90%	3.00%	–6.94%	15.91%	–51.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	Lipper Science & Technology Funds Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Growth Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 80% of its net assets in small-companies, those with market capitalizations not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	25.02
Consumer, Cyclical	18.57
Technology	12.44
Industrial	10.98
Communications	8.02
Financial	2.56
Energy	2.27
Basic Materials	0.63
Investment Companies	0.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Small Cap Growth Trust Series NAV returned +34.47%, in line with the +34.47% return of the Russell 2000 Growth Index.

Environment  ▶ After a tumultuous start to the year, U.S. equity markets posted strong returns in the fourth quarter. The Russell 2000 Growth Index recorded its third consecutive quarter of gains, rising 34.5% for the year and closing near its highs for 2009. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings and improving economic data provided a favorable backdrop for equities. Nine out of 10 sectors of the Russell 2000 Growth Index posted double-digit gains for the year. The Information Technology, Consumer Discretionary and Materials sectors posted the strongest gains while Financials lagged.

Sector allocation, a fall-out of the bottom-up security selection process, added to relative results and helped to offset weak stock selection. The Trust benefited from an overweight to the Consumer Discretionary sector and an underweight to Health Care. Stock selection in the Information Technology, Financials and Industrials sectors was also positive.

Security selection in Consumer Discretionary and Health Care detracted from relative performance, as did an underweight to Information Technology and an overweight position to Financials in the first half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	34.58%	4.25%	2.36%	23.11%	26.21%
Small Cap Growth Trust Series II2	34.43%	4.05%	2.26%	21.96%	25.04%
Small Cap Growth Trust Series NAV[3]	34.47%	4.29%	2.38%	23.37%	26.48%
Russell 2000 Growth Index[4,5]	34.47%	0.87%	–1.37%	4.44%	–12.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.
3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1986.
4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Opportunities Trust
Subadviser: Invesco Advisers Inc./Dimensional Fund Advisors, LP
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 80% of the portfolio’s net assets in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	15.09
Financial	15.00
Industrial	14.25
Consumer, Non-cyclical	12.65
Communications	8.06
Energy	7.70
Technology	6.73
Basic Materials	4.37
Utilities	1.47
Diversified	0.01

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Small Cap Opportunities Trust Series I returned +33.87%, outperforming the +27.17% return of the Russell 2000 Index.

Environment  ▶ The fund is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Dimensional Fund Advisors  ▶ The U.S. equity market had excellent returns in 2009. The year was characterized by two very distinct periods. From January through March, equity prices declined at a very fast pace, with the Russell 3000 Index falling by more than 20%. From late March until December, however, the broad market gained more than 50%, as investors’ tolerance for risky assets increased and financial and economic conditions continued to improve. Volatility and cross-sectional dispersion moderated from the levels reached in fall of 2008, but remained above historical averages throughout the year. Thus, small differences in portfolio weights between different strategies or between strategies and benchmarks resulted in large performance differences. Returns ranged from 37.2% for large-cap growth stocks to 19.7% for large-cap value stocks. Value stocks underperformed their growth counterparts across all market capitalization segments, but deep value stocks greatly outperformed relative to their growth counterparts and the rest of the value universe within the large-cap and small-cap segments. The Russell 2000 Value Index underperformed the Russell 2000 Growth Index by 13.9% in 2009, while Russell 1000 Value Index underperformed Russell 1000 Growth Index by 17.5% in 2009.

The Small Cap Opportunities Trust’s overweight to deep value stocks and other differences in allocation along the value/growth dimension contributed to relative performance, as deep value stocks greatly outperformed all other value and growth segments. Composition differences across various market capitalization segments/growth and value segments/industries helped relative performance. Allocation differences between the portfolio and the Index across market capitalization segments slightly weighed down relative performance. The Trust’s exclusion of REITs helped relative returns. The Trust’s exclusion of highly regulated utilities added to performance.

Invesco Advisers, Inc.  ▶ The year truly was a tale of two markets. During the first two months, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the recession was moderating. Equity markets rapidly reversed direction on March 9 and rallied strongly through the rest the year.

Indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks. Growth stocks outperformed value stocks. The sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors, such as Information Technology, Materials and Consumer Discretionary.

The Trust had double-digit absolute returns, but underperformed the Russell 2000 Index primarily due to stock selection in several sectors, including Industrials, Information Technology, Materials and Health Care. The portfolio underperformed by the widest margin in the Industrials sector, driven by both stock selection and an overweight position.

The Trust also lagged in the Information Technology sector because of poor stock selection. The Trust also didn’t have exposure to many of the more highly leveraged and/or cyclical Technology companies that had the best results during the market rebound. Our investment process focuses on companies that can self-fund their growth initiatives, so many of our holdings underperformed these more highly leveraged companies as credit markets began to improve following the March 9 market turnaround.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Small Cap Opportunities Trust Series I	33.87%	–3.16%	—	6.27%	–14.85%	—	49.95%
Small Cap Opportunities Trust Series II	33.60%	–3.35%	—	6.07%	–15.66%	—	48.00%
Small Cap Opportunities Trust Series NAV[3]	34.02%	–3.11%	—	6.32%	–14.61%	—	50.35%
Russell 2000 Value Index[4,5,7,8]	20.58%	–0.01%	—	8.46%	–0.03%	—	71.70%
Russell 2000 Index[4,5,6,8]	27.17%	0.51%	—	7.94%	2.58%	—	66.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From May 5, 2003.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
5	The Russell 2000 Value Index is represented from the fund’s inception to December 18, 2008, then the Russell 2000 Index was added to more accurately reflect the investment objective of the Small Cap Opportunities Trust from December 19, 2008, and thereafter.
6	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.
7	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Value Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.96
Industrial	18.42
Consumer, Non-cyclical	15.63
Consumer, Cyclical	14.55
Utilities	5.18
Energy	4.56
Technology	3.98
Basic Materials	2.39
Communications	1.18

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Small Cap Value Trust Series NAV returned +28.79%, outperforming the +20.58% return of the Russell 2000 Value Index.

Environment  ▶ After a tumultuous start to the year, U.S. equity markets posted strong returns in the fourth quarter. The Russell 2000 Value Index recorded its third consecutive quarter of gains, rising 20.6% for the year and closing near its highs for 2009. Throughout the year, extraordinary government measures helped to stabilize global economies and markets. As the year progressed, low interest rates, better-than-expected corporate earnings and improving economic data provided a favorable backdrop for equities. Eight out of 10 sectors of the Russell 2000 Value Index posted double-digit gains for the year. The Materials, Consumer Discretionary and Information Technology sectors led, while Financials was the only sector to post a decline.

For the year, the Trust benefited from strong security selection in the Financials, Industrials and Consumer Staples sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed due to an underweight to the lagging Financials sector and overweight to the outperforming Consumer Discretionary sector.

Stock selection within the Consumer Discretionary, Materials and Information Technology sectors detracted from relative performance, as did a residual cash position in an upward-trending market.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	28.65%	3.75%	12.02%	20.23%	211.19%
Small Cap Value Trust Series II2	28.39%	3.54%	11.90%	18.98%	207.96%
Small Cap Value Trust Series NAV[3]	28.79%	3.79%	12.04%	20.44%	211.75%
Russell 2000 Value Index[4,5]	20.58%	–0.01%	8.27%	–0.03%	121.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series I, and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.
3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The inception date for these shares is August 31, 1999.
4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Growth Trust
Subadviser: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.26
Technology	14.47
Consumer, Cyclical	12.12
Industrial	11.80
Communications	6.46
Financial	6.13
Energy	5.87
Utilities	1.18
Basic Materials	1.00

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Small Company Growth Trust Series NAV returned +30.82%, underperforming the +34.47% return of the Russell 2000 Growth Index.

Environment  ▶ The year truly was a tale of two markets. During the first two months, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the recession was moderating. Equity markets rapidly reversed direction on March 9 and rallied strongly through the rest the year.

Indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks outperforming large- and small-cap stocks. Growth stocks outperformed value stocks. The sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included more economically sensitive sectors, such as Information Technology, Materials and Consumer Discretionary.

The Small Company Growth Trust’s underperformance was limited primarily due to stock selection in the Industrials, Energy and Telecommunication Services sectors. Many Industrials holdings rallied after the March 9 market inflection point as demand for their products and services accelerated as the global economy showed signs of dramatic improvement. Outperformance in the Energy sector was driven by stock selection and an overweight position.

While the Trust underperformed in the Information Technology sector, several holdings made significant contributions to results. Among Consumer Discretionary stocks, underperformance was concentrated. The leading detractor in this sector was a for-profit education services provider that had weak performance as investors rotated into more economically sensitive holdings during the market rebound. The Trust didn’t own many of the more highly leveraged and/or cyclical companies that rallied following the market inflection point.

At year end, the largest industry group overweights versus the Russell 2000 Growth Index included software/services, energy and diversified financials industry groups. The largest underweights versus the benchmark included pharmaceuticals/life sciences/biotechnology, consumer durables and apparel as well as technology hardware & equipment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	30.82%	—	—	1.70%	—	—	7.31%
Russell 2000 Growth Index[2,3,4]	34.47%	—	—	1.33%	—	—	5.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. The portfolio invests in small companies whose common stocks are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	19.36
Financial	17.36
Consumer, Non-cyclical	11.23
Consumer, Cyclical	10.11
Basic Materials	7.68
Energy	6.28
Technology	5.02
Utilities	3.22
Communications	2.05
Investment Companies	0.88

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Small Company Value Trust Series I returned +27.69%, outperforming the +20.58% return of the Russell 2000 Value Index.

Environment  ▶ U.S. stocks staged a comeback of historic proportions from the March trough and posted a winning year in 2009. As measured by various Russell indices, small-cap value stocks, while producing solidly positive results, lagged small-cap growth stocks and slightly outperformed large-cap value stocks for the year.

Stock selection and a substantial underweight position drove the portfolio’s outperformance of the Index in the Financials sector. Investments in commercial banks were particularly helpful as was underweighting the industry. Stock selection and a favorable overweight position in the capital markets space also aided results within Financials stocks. The Industrials and Business Services sector outperformed that of the index due to stock selection, although the contribution was partly offset by an overweight position.

The Consumer Discretionary sector detracted the most from performance versus the Index. Several companies that held up well through the worst of the economic downturn have not fully participated in the market rebound. The portfolio’s Materials stocks didn’t keep pace with those in the Index, but an overweight position in a strong-performing sector helped offset some of the impact of stock selection.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	27.69%	2.58%	7.28%	13.59%	101.99%
Small Company Value Trust Series II2	27.48%	2.37%	7.14%	12.43%	99.22%
Small Company Value Trust Series NAV[3]	27.82%	2.64%	7.31%	13.90%	102.55%
Russell 2000 Value Index[4,5]	20.58%	–0.01%	8.27%	–0.03%	121.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Smaller Company Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited, Frontier Capital Management Company, Perimeter Capital Management, LLC
Portfolio Managers: Mark D. Garfinkel, James N. Behre, Michael A. Cavarretta, Christopher J. Scarpa, Carson Jen, Narayan Ra

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term capital appreciation by investing at least 80% of its net assets in small cap equity securities, those with market capitalizations not exceeding $5.5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.94
Consumer, Cyclical	14.98
Communications	14.76
Industrial	13.65
Technology	9.15
Financial	7.28
Energy	6.77
Basic Materials	2.89
Utilities	0.30
Government	0.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ▶ For the year, the Smaller Company Growth Trust Series NAV returned +34.78%, in line with the +34.47% return of the Russell 2000 Growth Index.

Environment  ▶ The fund is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Frontier Capital Management Company  ▶ After a strong relative first quarter, where we provided protection in a down market, the portfolio lagged the benchmark for the rest of the year.

One of the two sectors contributing most significantly to absolute performance was Technology, where the portfolio was slightly overweight and experienced strong returns. The second most significant contributing sector was Consumer Discretionary, where we maintained a significant underweight. Negative sector allocation was more than offset by strong stock selection.

The three largest detractors included the Health Care, Financial Services and Utilities sectors. Our Health Care underweight helped, but our relative stock performance hurt as three of the portfolio’s bottom 10 names were in Health Care. We were in line with the benchmark in our Financial Services weighting, but again suffered in our stock selection.

Unlike last year at this time, we are entering the new year with an improving economy, not just for the United States, but for the global economy as well. In fact, the ISM just reported that its manufacturing index for December climbed to it highest level since April 2006 and its orders index hit a five-year high. Continued low interest rates for the foreseeable future and the likelihood of further improvement in the economy should allow stock prices to grind their way higher in 2010, albeit at a much more modest pace compared to 2009. Whereas 2009’s advance was primarily driven by multiple expansion, stock price gains in 2010 will be closely tied to earnings growth. Our research process is focused on companies capable of generating above-average earnings growth over a market cycle. This process should serve us well in 2010.

MFC Global Investment Management (U.S.A.) Limited  ▶ Stocks rose steadily following a March rally, boosted by increasing investor confidence for a U.S. economic recovery. Better-than-expected second quarter earnings jump-started the period as corporate profits came in above expectations, although results were attributed primarily to extensive corporate cost-cutting. In addition, U.S. home prices and new home sales rose in the third quarter, indicating increased stability in the troubled housing segment. Encouraging news on the job front also boosted investor confidence. In December, investors were heartened by Labor Department reports showing that new unemployment claims had fallen to their lowest levels in more than a year. News of improving consumer confidence and robust retail sales also contributed to the market’s positive momentum. In particular, the December index of consumer confidence increased to 52.9 from a revised 50.6 in November, while the Commerce Department announced that monthly retail sales rose a seasonally adjusted 1.3% in November.

However, there were pockets of uncertainty. Despite encouraging signs for the labor force in the period, the U.S. unemployment rate still stood at a lofty 10% at year end. Investors continued to worry that a weak labor market would weigh on consumer spending and imperil the recovery. Also tempering the market’s climb were mixed housing data late in the year and indications that the U.S. service sector contracted in November.

Evidence is now reasonably clear that the recession ended in mid-2009. However, the economy is not completely out of the woods. Several economic statistics released late in the year may indicate that the recovery could be losing momentum. Specifically, consumer confidence, wages and income all flattened out; employment has improved markedly, but was still negative at the end of the year.

Perimeter Capital Management, LLC  ▶ The year 2009 came to a strong finish, which was especially surprising considering how the year started. Given the portfolio’s strategy of investing in companies with quality earnings growth and solid fundamentals, it did well to essentially keep pace with the Russell 2000 Growth Index against the backdrop of the low-quality rally for most of the year. While our stock selection was lackluster overall and modestly underperformed the benchmark, that was offset by the portfolio’s sector weights, which contributed to results.

The portfolio benefited from its underweight in Health Care, the market’s worst performing sector. For a variety of reasons, including government reform and the unprecedented economic impact of the recession on the sector, we were significantly underweight Health Care during the year. For much of the year, we also maintained overweight positions in the Technology, Energy and Materials sectors, which contributed to performance. Evidence of improving global demand for commodities propelled the Materials and Energy groups higher.

We have believed that a key factor driving stock market returns over the past year was the wide variance in valuation levels between stocks. Higher-quality, more fairly valued stocks underperformed in 2009, while the lowest quality, cheapest and lowest-valued stocks performed the best. Looking forward, now that valuation levels between stocks have narrowed, we believe that the market will focus on companies that can deliver growth in the coming year. We believe that growth and strong fundamental performance will be paramount to stock selection in this environment, which should favor the Trust’s quality, growth-oriented process.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Smaller Company Growth Trust Series I (began 11/16/09)	—	—	—	—	—	—	5.22%
Smaller Company Growth Trust Series II (began 11/16/09)	—	—	—	—	—	—	5.15%
Smaller Company Growth Trust NAV (began 10/7/08)	34.78%	—	—	11.50%	—	—	14.40%
Russell 2000 Growth Index (10/7/08)[2,3,4]	34.47%	—	—	10.73%	—	—	13.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

U.S. Multi Sector Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks total return greater than its benchmark, the Russell 3000 Index, and invests at least 80% of its net assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	39.66
Technology	16.73
Communications	14.48
Consumer, Cyclical	9.19
Energy	8.23
Financial	3.09
Industrial	2.41
Basic Materials	0.98
Utilities	0.30

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the U.S. Multi Sector Trust Series NAV returned +19.94%, underperforming the +28.34% return of the Russell 3000 Index.

Environment  ▶ Stock selection was the main detractor from relative returns for the year. Selections in Industrials and Materials had positive impacts while selections in Consumer Discretionary, Energy, Health Care and Information Technology were disappointing.

Sector selection also detracted from relative returns. Overweight positioning in Information Technology and underweighting both Financials and Utilities were positive, but these were offset by overweighting in the Consumer Staples and Health Care sectors. In addition, underweighting Consumer Discretionary and Materials hampered performance. The strategy continues to be tilted toward high-quality stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
US Multi Sector Trust Series NAV (began 10/24/05)	19.94%	—	—	0.07%	—	—	0.30%
Russell 3000 Index[2,3,4]	28.34%	—	—	0.56%	—	—	2.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Utilities Trust
Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Robert D. Persons

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek capital growth and current income by primarily investing in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	46.49
Communications	25.73
Energy	13.16
Consumer, Cyclical	0.04

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Utilities Trust Series I returned +33.64%. outperforming the +11.93% return of the S&P Utilities Sector Index.

Environment  ▶ After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth — emerging markets — also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as a massive fiscal and monetary stimulus.

During the first half of the year, the Federal Reserve implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By mid-year, several central banks had approached their lower bound on policy rates and were examining implementing quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by year end, there were broadening signs that the global macroeconomic deterioration had passed, which caused asset valuations to rise. During the year, strong stock selection in the electric power industry contributed to the portfolio’s performance relative to the S&P Utilities Index. The portfolio’s holdings in the telephone services and wireless communications industries, which are not represented in the benchmark Index, were also positive for relative performance. The portfolio’s currency exposure also contributed to relative performance.

Several individual securities that held back relative performance included a wireless service provider, an electricity provider and a power generation company. Not holding a strong-performing power and natural gas distributor also hurt results. The portfolio’s cash position detracted from relative returns in a period when equity markets rose.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Utilities Trust Series I	33.64%	9.84%	—	5.50%	59.87%	—	59.13%
Utilities Trust Series II3	33.34%	9.62%	—	5.32%	58.26%	—	59.75%
Utilities Trust Series NAV[4]	33.58%	9.88%	—	5.53%	60.18%	—	58.75%
S&P Utilities Sector Index[5,6,7]	11.93%	6.04%	—	0.47%	34.08%	—	4.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	From April 30, 2001.
3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
6	S&P Utilities Sector Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.
7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value Trust
Subadviser: Morgan Stanley Investment Management Inc. – Van Kampen
Portfolio Managers: Thomas Copper, John Mazanec

INVESTMENT OBJECTIVE & POLICIES  ▶ To realize an above-average total return over a market cycle of three to five years by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.68
Industrial	19.83
Consumer, Non-cyclical	18.60
Consumer, Cyclical	6.65
Energy	6.58
Utilities	6.49
Technology	5.69
Basic Materials	4.10

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Value Trust Series I returned +41.18%, outperforming the +34.21% return of the Russell Midcap Value Index.

Environment  ▶ Equities advanced from mid-March through year end as the financial system improved, policy actions helped stabilize the credit markets, and corporate earnings beat lowered expectations. As the period progressed, the rate of decline in some economic indicators continued to slow, but the economy and market still faced many headwinds, most notably high unemployment rates and the weak real estate market.

The Trust performed well across all sectors. Stock selection in the Health Care sector was the largest contributor to relative performance. Health care equipment and services holdings drove all of the gains. An overweight position in the Technology sector also bolstered relative results as the sector performed well in 2009 amid the improving economic outlook. Relative performance was further aided by stock selection in the Industrials sector.

However, underweight positions in the economically sensitive Energy and Materials sectors detracted from relative performance. These sectors performed well as the economy began to show signs of stabilization and oil prices rose. Although the portfolio’s energy holdings (primarily in exploration and production stocks) performed well, the Trust’s smaller exposure to the sector overall dampened its full participation in the sector’s strong performance. In the Materials sector, the Trust’s lack of exposure to the paper industry was particularly detrimental.

Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic now, we are guarded as valuations are relatively less compelling and other challenges continue. We remain concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will reward companies that have more sustainable fundamental momentum with value as a backdrop.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	41.18%	4.24%	6.94%	23.08%	95.63%
Value Trust Series II2	40.79%	4.03%	6.80%	21.85%	93.06%
Value Trust Series NAV[3]	41.19%	4.27%	6.95%	23.24%	95.88%
Russell Midcap Value Index[4,5]	34.21%	1.98%	7.58%	10.28%	107.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value & Restructuring Trust
Subadviser: Columbia Management Advisors, LLC
Portfolio Managers: David J. Williams, Guy Pope, Nicholas Smith

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in common stocks of U.S. and foreign companies whose share price does not reflect the economic value of the company’s assets, but where its restructuring efforts or industry consolidation will serve to highlight the true value of the company.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	21.41
Financial	14.32
Industrial	12.56
Consumer, Non-cyclical	12.09
Basic Materials	11.50
Communications	8.19
Consumer, Cyclical	4.49
Technology	2.62
Utilities	0.99

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Value & Restructuring Trust Series NAV returned +44.86%, outperforming the +26.46% return of the S&P 500 Index.

Environment  ▶ While 2009 was one of the most volatile years for stock prices in memory, it ended strongly, with the portfolio almost doubling the S&P 500’s 26.46% return. Such outsized returns resulted from being overweight the more economically sensitive sectors throughout the year and from an economic environment of low interest rates amid slow growth that favors the restructuring companies that we invest in.

Commodities drove full-year results, with two mining company stocks each gaining over 200% and a coal producer up nearly 170%. Financials performed strongly as well, with shares in an airplane leasing company rising 200% and a large bank stock up 100%. Detractors came primarily from over-leveraged companies, many of which we exited throughout the year. Several declined due to refinancing difficulties or interest expense burdens that proved largely insurmountable.

Despite last year’s volatility, we managed the portfolio much as we have since inception, with modest turnover based on longer-term earnings expectations. The initial public offering and new-issue markets presented unusual opportunities for the Value & Restructuring Trust to partake in financial and strategic restructurings.

Our best guess is that stocks continue their bumpy upward ascent in 2010 until monetary tightening and/or higher interest rates become problematic to earnings. We believe this will happen later in the year, rather than sooner, and that this outcome will cap expected returns to much lower, probably single-digit, levels. In such an environment, we consider inflation to be a significant risk. When cash currently stored in Treasuries starts to seek higher-yielding assets, it will drive up prices. Some evidence of this already exists in the form of higher raw commodity, oil and energy prices. Furthermore, the Federal Reserve has shown little desire to raise interest rates.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Value & Restructuring Trust Series NAV (began 10/24/05)	44.86%			0.90%			3.80%
S&P 500 Index[2,3,4]	26.46%	—	—	0.41%	—	—	1.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Vista Trust
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glenn A. Fogle, Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long-term capital growth by investing in common stocks of companies that are medium-sized and smaller at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	15.38
Consumer, Cyclical	15.03
Industrial	10.67
Communications	9.24
Consumer, Non-cyclical	9.23
Energy	9.12
Financial	9.01

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Vista Trust Series NAV returned +21.64%, underperforming the +46.29% return of the Russell Midcap Growth Index.

Environment  ▶ After dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses. Frustratingly for the portfolio, lower-quality stocks led the market during much of the rally, while stocks that exhibit accelerating growth and improving price momentum, two main factors that the portfolio seeks, were shunned. Late in the year, however, these types of stocks began to stabilize.

Against this backdrop, holdings in the Consumer Discretionary, Financials, Information Technology and Industrials sectors detracted from relative performance. Effective stock selection in the Telecommunications sector only modestly offset these relative losses.

Stock selection in the Consumer Discretionary sector detracted from absolute and relative performance. In the Financials sector, an overweight to a large title insurance company detracted significantly from absolute and relative returns. Within the Information Technology sector, the portfolio was slowed by a detrimental overweight allocation and poor stock selection in the semiconductor industry group. An underweight stake and poor stock selection in the computers and peripherals group further trimmed relative returns.

An overweight allocation to the Industrials sector was also a source of underperformance relative to the benchmark. In the Telecommunication sector, the portfolio benefited from an overweight stake in a wireless telecommunications company. We believe that an improving environment for cell phone usage and enhanced cell phone features should help this group longer term.

The portfolio utilized exchange-traded funds (ETFs) in order to gain exposure to certain markets without holding actual securities. The average combined weight of the underlying securities was less than 1%, and they detracted 0.32% from relative performance during the year. Because our weighting in ETFs was not significant and since the ETFs were similar to the portfolio’s investment mandate and were broadly diversified, they did not materially change the risk level. In addition, the portfolio employed forward currency contracts to reduce the currency risk related to foreign equity investments, which contributed modestly to the relative return.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Vista Trust Series NAV (began 10/24/05)	21.64%	—	—	–0.43%	—	—	–1.78%
Russell Midcap Growth Index[2,3,4]	46.29%	—	—	1.68%	—	—	7.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.
4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios and Franklin Templeton Founding Allocation Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
All Cap Core Trust
Series I — Actual	$1,000.00	$1,214.00	$4.63	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,213.30	5.75	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,214.30	4.35	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
All Cap Growth Trust
Series I — Actual	$1,000.00	$1,180.80	$5.06	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,179.70	6.15	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,181.10	4.78	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
All Cap Value Trust
Series I — Actual	$1,000.00	$1,222.60	$5.21	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	1,220.90	6.33	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,222.10	4.93	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,256.80	$6.26	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series NAV — Actual	1,000.00	1,256.30	5.97	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
American Asset Allocation Trust[2]
Series I — Actual	$1,000.00	$1,171.90	$3.45	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,170.30	4.27	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,173.20	1.53	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Blue Chip Income and Growth Trust[2]
Series I — Actual	$1,000.00	$1,240.00	$3.56	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,239.60	4.40	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,244.00	1.64	0.29%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[3]
American Bond Trust[2]
Series I — Actual	$1,000.00	$1,061.00	$3.22	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,059.60	4.00	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,062.80	1.46	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Fundamental Holdings Trust[2]
Series I — Actual	$1,000.00	$1,160.50	$3.43	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,158.80	4.24	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,161.30	1.53	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Global Diversification Trust[2]
Series I — Actual	$1,000.00	$1,192.10	$3.48	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,190.30	4.31	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,194.10	1.55	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Global Growth Trust[2]
Series II — Actual	$1,000.00	$1,244.10	$4.41	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,246.80	1.59	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Global Small Capitalization Trust[2]
Series II — Actual	$1,000.00	$1,265.10	$4.45	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,268.90	1.60	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Growth Trust[2]
Series I — Actual	$1,000.00	$1,232.30	$3.49	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,230.40	4.33	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,233.90	1.58	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
American Growth-Income Trust[2]
Series I — Actual	$1,000.00	$1,215.00	$3.41	0.61%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%[3]
Series II — Actual	1,000.00	1,214.70	4.24	0.76%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%[3]
Series III — Actual	1,000.00	1,218.10	1.45	0.26%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[3]
American High Income Bond Trust[2]
Series II — Actual	$1,000.00	$1,176.00	$4.28	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,180.10	1.54	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American International Trust[2]
Series I — Actual	$1,000.00	$1,240.30	$3.50	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,238.90	4.35	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,242.10	1.53	0.27%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[3]
American New World Trust[2]
Series I — Actual	$1,000.00	$1,245.40	$3.57	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,243.90	4.41	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,247.20	1.59	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
Balanced Trust
Series I — Actual	$1,000.00	$1,168.50	$5.47	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	1,169.10	5.19	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,224.80	$4.65	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,222.90	5.77	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,225.00	4.37	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,243.20	$4.41	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	1,241.90	5.54	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	1,243.70	4.13	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,157.30	$5.44	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,156.50	6.52	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,157.90	5.22	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Core Allocation Trust[2]
Series I — Actual	$1,000.00	$1,155.10	$0.65	0.12%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[3]
Series II — Actual	1,000.00	1,154.50	1.74	0.32%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[3]

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Core Allocation Plus Trust
Series I — Actual	$1,000.00	$1,151.80	$5.75	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series II — Actual	1,000.00	1,150.80	6.83	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	1,152.30	5.53	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Core Disciplined Diversification Trust[2]
Series II — Actual	$1,000.00	$1,168.80	$1.75	0.32%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[3]
Core Diversified Growth & Income Trust[2]
Series I — Actual	$1,000.00	$1,186.78	$3.64	0.66%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[3]
Series II — Actual	1,000.00	1,186.31	4.46	0.81%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%[3]
Series III — Actual	1,000.00	1,189.14	1.71	0.31%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[3]
Series NAV — Actual	1,000.00	1,190.65	0.33	0.06%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[3]
Core Fundamental Holdings Trust[2]
Series II — Actual	$1,000.00	$1,142.10	$3.24	0.60%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%[3]
Series III — Actual	1,000.00	1,144.10	1.08	0.20%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%[3]
Core Global Diversification Trust[2]
Series II — Actual	$1,000.00	$1,157.60	$3.26	0.60%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%[3]
Series III — Actual	1,000.00	1,159.70	1.09	0.20%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	1.02	0.20%[3]
Disciplined Diversification Trust
Series I — Actual	$1,000.00	$1,173.30	$4.11	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual	1,000.00	1,172.30	5.20	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	1,173.80	3.84	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,367.30	$6.74	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,368.20	6.45	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Equity-Income Trust
Series I — Actual	$1,000.00	$1,243.00	$4.81	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	1,241.70	5.93	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	1,243.20	4.52	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Financial Services Trust
Series I — Actual	$1,000.00	$1,271.00	$5.38	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	1,270.30	6.52	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series NAV — Actual	1,000.00	1,271.80	5.10	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Franklin Templeton Founding Allocation Trust[2]
Series I — Actual	$1,000.00	$1,213.60	$0.45	0.08%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[3]
Series II — Actual	1,000.00	1,212.50	1.51	0.27%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[3]
Series NAV — Actual	1,000.00	1,214.10	0.11	0.02%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.10	0.02%[3]
Fundamental Value Trust
Series I — Actual	$1,000.00	$1,246.80	$4.76	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	1,245.20	5.89	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Series NAV — Actual	1,000.00	1,247.00	4.47	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Global Trust
Series I — Actual	$1,000.00	$1,231.80	$5.23	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	1,230.60	6.35	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,232.50	4.95	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Growth Equity Trust
Series NAV — Actual	$1,000.00	$1,218.40	$4.42	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,202.10	$6.05	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Series II — Actual	1,000.00	1,200.20	7.21	1.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%
Series NAV — Actual	1,000.00	1,201.60	5.83	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
International Core Trust
Series I — Actual	$1,000.00	$1,170.20	$5.47	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,168.20	6.56	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,169.90	5.20	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
International Opportunities Trust
Series I — Actual	$1,000.00	$1,189.80	$5.30	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series II — Actual	1,000.00	1,189.50	6.40	1.16%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.90	1.16%
Series NAV — Actual	1,000.00	1,190.50	5.02	0.91%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
International Small Company Trust
Series I — Actual[4]	$1,000.00	$983.40	$1.39	1.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series II — Actual[4]	1,000.00	983.40	1.65	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,208.90	5.12	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
International Value Trust
Series I — Actual	$1,000.00	$1,249.50	$5.05	0.89%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series II — Actual	1,000.00	1,248.00	6.18	1.09%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Series NAV — Actual	1,000.00	1,250.30	4.76	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Large Cap Trust
Series I — Actual	$1,000.00	$1,246.70	$4.64	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,245.60	5.72	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,248.10	4.31	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Large Cap Value Trust
Series I — Actual	$1,000.00	$1,176.10	$4.77	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series II — Actual	1,000.00	1,174.60	5.86	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	1,176.60	4.50	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,275.60	$5.28	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,274.90	6.42	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,276.90	4.99	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Cap Value Equity Trust
Series NAV — Actual	$1,000.00	$1,292.60	$5.43	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Mid Value Trust
Series I — Actual	$1,000.00	$1,284.70	$5.76	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,283.40	6.91	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,284.70	5.47	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,213.10	$5.97	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series NAV — Actual	1,000.00	1,214.50	5.64	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Natural Resources Trust
Series I — Actual	$1,000.00	$1,297.20	$5.96	1.03%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series II — Actual	1,000.00	1,296.00	7.12	1.23%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Series NAV — Actual	1,000.00	1,297.90	5.68	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Optimized All Cap Trust
Series I — Actual	$1,000.00	$1,238.30	$4.12	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series II — Actual	1,000.00	1,237.70	5.25	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series NAV — Actual	1,000.00	1,239.10	3.84	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Optimized Value Trust
Series I — Actual	$1,000.00	$1,202.50	$4.16	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual	1,000.00	1,201.90	5.27	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	1,203.00	3.89	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Overseas Equity Trust
Series II — Actual	$1,000.00	$1,234.10	$6.81	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Series NAV — Actual	1,000.00	1,235.20	5.41	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Pacific Rim Trust
Series I — Actual	$1,000.00	$1,185.10	$5.07	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,183.70	6.16	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,184.50	4.79	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,449.80	$4.75	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,448.60	5.99	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,449.30	4.44	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Science and Technology Trust
Series I — Actual	$1,000.00	$1,260.00	$6.32	1.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series II — Actual	1,000.00	1,259.20	7.40	1.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%
Series NAV — Actual	1,000.00	1,260.20	5.98	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,256.10	$6.37	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	1,255.70	7.50	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,257.20	6.09	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,242.80	$6.22	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series II — Actual	1,000.00	1,242.10	7.35	1.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%
Series NAV — Actual	1,000.00	1,243.60	5.94	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,273.10	$6.59	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Series II — Actual	1,000.00	1,270.90	7.67	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	1,273.20	6.30	1.10%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,193.10	$6.08	1.10%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Small Company Value Trust
Series I — Actual	$1,000.00	$1,255.40	$5.97	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series II — Actual	1,000.00	1,253.50	7.10	1.25%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Series NAV — Actual	1,000.00	1,256.50	5.69	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Smaller Company Growth Trust
Series I — Actual[4]	$1,000.00	$1,052.20	$1.36	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series II — Actual[4]	1,000.00	1,051.50	1.63	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.41	1.26%
Series NAV — Actual	1,000.00	1,189.70	5.80	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
U.S. Multi Sector Trust
Series NAV — Actual	$1,000.00	$1,190.10	$4.36	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Utilities Trust
Series I — Actual	$1,000.00	$1,202.10	$5.00	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Series II — Actual	1,000.00	1,201.70	6.10	1.10%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series NAV — Actual	1,000.00	1,202.80	4.72	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Value Trust
Series I — Actual	$1,000.00	$1,288.70	$4.79	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,287.80	5.94	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,288.60	4.50	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Value & Restructuring Trust
Series NAV — Actual	$1,000.00	$1,298.80	$4.81	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Vista Trust
Series NAV — Actual	$1,000.00	$1,196.10	$5.15	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).
[2]	Portfolio’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds.
[3]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period Ended	American Funds	Core Allocation Trust	Core Disciplined Diversification Trust	Core Diversified Growth & Income Trust	Core Fundamental Holdings Trust	Core Global Diversification Trust	Franklin Templeton Founding Allocation Trust
12/31/2009	0.29% – 0.82%	0.49% – 1.06%	0.49% – 0.70%	0.29% – 0.56%	0.29% – 0.54%	0.29% – 0.56%	0.86% – 1.03%

[4]	The inception date for Series I and Series II shares is November 16, 2009. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (46), and divided by 365 (to reflect the one-half year period)

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as ‘‘Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

All Cap Core Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.26%
Basic Materials - 4.12%
International Paper Company	215,161	$5,762,012	1.59%
Lubrizol Corp.	40,900	2,983,655	0.83%
OTHER SECURITIES		6,145,019	1.70%

		14,890,686
Communications - 10.42%
AT&T, Inc.	342,029	9,587,073	2.65%
Google, Inc., Class A *	7,499	4,649,230	1.29%
Harris Corp.	70,600	3,357,030	0.93%
Time Warner Cable, Inc.	111,035	4,595,739	1.27%
OTHER SECURITIES		15,520,287	4.28%

		37,709,359
Consumer, Cyclical - 9.37%
Advance Auto Parts, Inc.	66,300	2,683,824	0.74%
Barnes & Noble, Inc. (a)	205,700	3,922,699	1.09%
McDonald’s Corp.	112,562	7,028,371	1.93%
Ross Stores, Inc.	111,900	4,779,249	1.32%
OTHER SECURITIES		15,484,827	4.29%

		33,898,970
Consumer, Non-cyclical - 26.44%
Archer-Daniels-Midland Company	173,722	5,439,236	1.50%
Campbell Soup Company	124,700	4,214,860	1.16%
Colgate-Palmolive Company	63,301	5,200,177	1.44%
Corinthian Colleges, Inc. * (a)	277,600	3,822,552	1.06%
Coventry Health Care, Inc. *	188,277	4,573,248	1.26%
Eli Lilly & Company	83,233	2,972,250	0.82%
Gilead Sciences, Inc. *	123,611	5,349,884	1.48%
Kimberly-Clark Corp.	90,300	5,753,013	1.58%
Lorillard, Inc.	60,017	4,815,164	1.34%
McKesson Corp.	54,400	3,400,000	0.94%
Mead Johnson Nutrition Company	61,100	2,670,070	0.74%
Medco Health Solutions, Inc. *	95,800	6,122,578	1.69%
Pfizer, Inc.	453,092	8,241,744	2.27%
SAIC, Inc. *	257,476	4,876,596	1.34%
OTHER SECURITIES		28,219,226	7.82%

		95,670,598
Energy - 9.54%
ConocoPhillips Company	93,534	4,776,781	1.32%
Devon Energy Corp.	60,100	4,417,350	1.23%
Exxon Mobil Corp.	127,800	8,714,683	2.40%
Newfield Exploration Company *	72,200	3,482,206	0.96%
Oil States International, Inc. *	83,077	3,264,095	0.91%
OTHER SECURITIES		9,842,203	2.72%

		34,497,318
Financial - 11.71%
Bank of America Corp.	204,355	3,077,586	0.84%
Capital One Financial Corp.	140,900	5,402,106	1.48%
Franklin Resources, Inc.	30,200	3,181,570	0.88%
JPMorgan Chase & Company	87,314	3,638,374	1.00%
OTHER SECURITIES		27,071,020	7.51%

		42,370,656
Industrial - 13.11%
3M Company	35,000	2,893,450	0.80%
Arrow Electronics, Inc. *	179,244	5,307,415	1.47%
Avnet, Inc. *	188,244	5,677,439	1.56%
EMCOR Group, Inc. *	111,500	2,999,350	0.83%
Garmin, Ltd. (a)	126,000	3,868,200	1.07%
Lockheed Martin Corp.	76,123	5,735,868	1.58%
Shaw Group, Inc. *	124,100	3,567,875	0.99%
United Parcel Service, Inc., Class B	73,200	4,199,484	1.16%
OTHER SECURITIES		13,160,387	3.65%

		47,409,468
Technology - 9.19%
Apple, Inc. *	27,326	5,761,960	1.59%
International Business Machines Corp.	79,755	10,439,930	2.88%
Microsoft Corp.	274,807	8,378,865	2.32%
STEC, Inc. * (a)	201,300	3,289,242	0.91%
OTHER SECURITIES		5,378,077	1.49%

		33,248,074
Utilities - 3.36%
Exelon Corp.	90,100	4,403,187	1.22%
NRG Energy, Inc. * (a)	121,200	2,861,532	0.79%
OTHER SECURITIES		4,897,294	1.35%

		12,162,013

TOTAL COMMON STOCKS (Cost $316,995,104)		$351,857,142

Securities Lending Collateral - 6.25%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	2,257,608	22,597,526	6.25%

TOTAL Securities Lending Collateral (Cost $22,598,691)		$22,597,526

SHORT TERM INVESTMENTS - 2.70%
State Street Institutional Liquid Reserves Fund, 0.1272%	3,823,074	3,823,074	1.06%

The accompanying notes are an integral part of the financial statements.   75

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills 0.010%, due 03/18/2010 ***	5,950,000	$5,949,399	1.64%

TOTAL SHORT TERM INVESTMENTS (Cost $9,770,688)		$9,772,473

Total Investments (All Cap Core Trust) (Cost $349,364,483) - 106.21%		$384,227,141	106.21%
Other Assets and Liabilities, Net - (6.21%)		(22,473,161)	(6.21%)

TOTAL NET ASSETS - 100.00%		$361,753,980	100.00%

All Cap Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.52%
Basic Materials - 2.44%
Freeport-McMoRan Copper & Gold,
Inc., Class B *	12,369	993,107	0.92%
OTHER SECURITIES		1,623,028	1.52%

		2,616,135
Communications - 13.10%
Amazon.com, Inc. *	8,576	1,153,644	1.07%
Cisco Systems, Inc. *	68,151	1,631,535	1.52%
Corning, Inc.	47,007	907,705	0.85%
Google, Inc., Class A *	4,855	3,010,003	2.81%
KDDI Corp.	392	2,067,166	1.92%
McAfee, Inc. *	41,746	1,693,635	1.58%
QUALCOMM, Inc.	46,498	2,150,997	2.00%
OTHER SECURITIES		1,442,120	1.35%

		14,056,805
Consumer, Cyclical - 15.47%
Carnival Corp.*	32,575	1,032,302	0.96%
Costco Wholesale Corp.	21,015	1,243,458	1.16%
Dollar Tree, Inc. *	27,104	1,309,123	1.22%
Home Depot, Inc.	38,694	1,119,417	1.04%
J.C. Penney Company, Inc.	44,780	1,191,596	1.11%
Kohl’s Corp.*	26,661	1,437,829	1.34%
Lowe’s Companies, Inc.	57,190	1,337,674	1.25%
The Gap, Inc.	44,452	931,269	0.87%
OTHER SECURITIES		6,995,261	6.52%

		16,597,929
Consumer, Non-cyclical - 17.01%
Abbott Laboratories	19,878	1,073,213	1.00%
Amgen, Inc. *	21,869	1,237,129	1.15%
Baxter International, Inc.	24,153	1,417,298	1.31%
Express Scripts, Inc. *	16,449	1,422,017	1.32%
Gilead Sciences, Inc. *	56,429	2,442,247	2.28%
Medtronic, Inc.	21,376	940,116	0.88%
PepsiCo, Inc.	28,131	1,710,365	1.60%
UnitedHealth Group, Inc.	29,661	904,067	0.84%
Visa, Inc. (a)	11,024	964,159	0.90%
OTHER SECURITIES		6,139,840	5.73%

		18,250,451
Energy - 6.82%
Devon Energy Corp.	14,395	1,058,033	0.99%
Exxon Mobil Corp.	16,436	1,120,771	1.04%
Occidental Petroleum Corp.	16,072	1,307,456	1.22%
OTHER SECURITIES		3,832,853	3.57%

		7,319,113
Financial - 7.59%
ACE, Ltd. *	17,902	902,261	0.84%
CME Group, Inc.	2,698	906,393	0.84%
Goldman Sachs Group, Inc.	6,551	1,106,070	1.03%
JPMorgan Chase & Company	22,902	954,326	0.89%
MasterCard, Inc., Class A	3,441	880,827	0.82%
OTHER SECURITIES		3,397,658	3.17%

		8,147,535
Industrial - 13.09%
Cooper Industries PLC	27,379	1,167,441	1.09%
Ingersoll-Rand PLC (a)	26,896	961,263	0.90%
United Technologies Corp.	30,375	2,108,328	1.96%
OTHER SECURITIES		9,804,340	9.14%

		14,041,372
Technology - 21.00%
Altera Corp.	43,652	987,845	0.92%
Apple, Inc. *	11,700	2,467,062	2.31%
ASML Holding NV	44,960	1,529,224	1.43%
Check Point Software Technologies, Ltd. *	53,935	1,827,318	1.70%
Cognizant Technology Solutions Corp., Class A *	30,539	1,383,417	1.29%
Hewlett-Packard Company	17,976	925,944	0.86%
Intel Corp.	80,757	1,647,442	1.53%
International Business Machines Corp.	14,439	1,890,065	1.76%
Microsoft Corp.	63,657	1,940,902	1.81%
Research In Motion, Ltd. *	34,466	2,327,834	2.17%
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	108,386	1,239,936	1.16%
Xilinx, Inc.	36,109	904,892	0.84%
OTHER SECURITIES		3,450,725	3.22%

		22,522,606

TOTAL COMMON STOCKS (Cost $89,310,083)		$103,551,946

The accompanying notes are an integral part of the financial statements.   76

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

All Cap Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 4.37%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	468,165	$4,686,101	4.37%

TOTAL Securities Lending Collateral (Cost $4,686,313)		$4,686,101

SHORT TERM INVESTMENTS - 3.24%
State Street Institutional Liquid Reserves Fund, 0.1272%	3,476,523	3,476,523	3.24%

TOTAL SHORT TERM INVESTMENTS (Cost $3,476,523)		$3,476,523

Total Investments (All Cap Growth Trust) (Cost $97,472,919) - 104.13%		$111,714,570	104.13%
Other Assets and Liabilities, Net - (4.13%)		(4,433,497)	(4.13%)

TOTAL NET ASSETS - 100.00%		$107,281,073	100.00%

All Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.48%
Basic Materials - 4.81%
Barrick Gold Corp.	46,405	1,827,429	2.03%
Reliance Steel & Aluminum Company	23,191	1,002,315	1.12%
OTHER SECURITIES		1,491,705	1.66%

		4,321,449
Communications - 1.89%
Omnicom Group, Inc.	27,900	1,092,285	1.21%
OTHER SECURITIES		607,455	0.68%

		1,699,740
Consumer, Cyclical - 10.38%
Ford Motor Company * (a)	153,500	1,535,000	1.71%
Marriott International, Inc., Class A (a)	32,665	890,121	0.99%
Starwood Hotels & Resorts Worldwide, Inc.	25,400	928,878	1.03%
WABCO Holdings, Inc.	41,000	1,057,390	1.18%
OTHER SECURITIES		4,911,969	5.47%

		9,323,358
Consumer, Non-cyclical - 21.95%
Abbott Laboratories	37,590	2,029,484	2.26%
AmerisourceBergen Corp.	52,584	1,370,865	1.53%
Amgen, Inc. *	44,700	2,528,679	2.82%
DaVita, Inc. *	25,286	1,485,300	1.65%
Humana, Inc. *	26,134	1,147,021	1.28%
McKesson Corp.	21,100	1,318,750	1.47%
Patterson Companies, Inc. *	36,400	1,018,472	1.12%
Stryker Corp.	19,200	967,104	1.08%
Varian Medical Systems, Inc. * (a)	21,000	983,850	1.10%
Warner Chilcott PLC *	58,400	1,662,648	1.85%
Watson Pharmaceuticals, Inc. *	20,167	798,815	0.89%
OTHER SECURITIES		4,401,573	4.90%

		19,712,561
Energy - 17.26%
El Paso Corp.	111,300	1,094,079	1.22%
EnCana Corp.	25,816	836,180	0.93%
EQT Corp.	18,000	790,560	0.88%
Exxon Mobil Corp.	31,600	2,154,804	2.41%
Halliburton Company	40,942	1,231,945	1.37%
Schlumberger, Ltd.	13,100	852,679	0.95%
Superior Energy Services, Inc. *	33,500	813,715	0.91%
Williams Companies, Inc.	81,300	1,713,804	1.91%
XTO Energy, Inc.	42,700	1,986,831	2.20%
OTHER SECURITIES		4,027,677	4.48%

		15,502,274
Financial - 18.68%
Bank of America Corp. (a)	65,700	989,442	1.10%
Berkshire Hathaway, Inc., Class B * (a)	336	1,104,096	1.23%
Capital One Financial Corp.	33,063	1,267,635	1.41%
CIGNA Corp.	27,500	969,925	1.08%
City National Corp. (a)	19,600	893,760	1.00%
Cullen Frost Bankers, Inc. (a)	23,206	1,160,300	1.30%
JPMorgan Chase & Company	39,800	1,658,465	1.85%
Lazard, Ltd., Class A	38,300	1,454,251	1.62%
Morgan Stanley	28,300	837,680	0.93%
OTHER SECURITIES		6,442,952	7.16%

		16,778,506
Industrial - 14.70%
Eaton Corp.	23,010	1,463,897	1.64%
ITT Corp.	19,300	959,981	1.08%
Kansas City Southern * (a)	40,600	1,351,574	1.50%
Parker-Hannifin Corp.	17,379	936,381	1.04%
Robbins & Myers, Inc.	36,200	851,424	0.95%
Thermo Fisher Scientific, Inc. *	24,100	1,149,329	1.28%
United Technologies Corp.	14,766	1,024,909	1.14%
OTHER SECURITIES		5,460,211	6.07%

		13,197,706
Technology - 8.81%
Accenture PLC	22,993	954,210	1.06%
Adobe Systems, Inc. *	36,071	1,326,691	1.48%
Intuit, Inc. *	26,600	816,886	0.91%
Micron Technology, Inc. * (a)	82,800	874,368	0.98%

The accompanying notes are an integral part of the financial statements.   77

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

All Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Technology (continued)
Microsoft Corp.	50,500	$1,539,745	1.72%
OTHER SECURITIES		2,396,771	2.66%

		7,908,671

TOTAL COMMON STOCKS (Cost $78,727,630)		$88,444,265

PREFERRED STOCKS - 1.07%
Financial - 1.07%
Bank of America Corp. (d)	64,400	960,848	1.07%

TOTAL PREFERRED STOCKS (Cost $966,000)		$960,848

Securities Lending Collateral - 11.58%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,039,215	10,402,019	11.58%

TOTAL Securities Lending Collateral (Cost $10,402,647)		$10,402,019

Total Investments (All Cap Value Trust) (Cost $90,096,277) - 111.13%		$99,807,132	111.13%
Other Assets and Liabilities, Net - (11.13%)		(9,998,180)	(11.13%)

TOTAL NET ASSETS - 100.00%		$89,808,952	100.00%

Alpha Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 1.03%
Investment Companies - 1.03%		6,446,895	1.03%

TOTAL INVESTMENT COMPANIES (Cost $4,577,504)		$6,446,895

COMMON STOCKS - 95.33%
Basic Materials - 7.30%
Potash Corp. of Saskatchewan, Inc.	37,420	4,060,070	0.66%
The Mosaic Company	84,860	5,068,688	0.81%
OTHER SECURITIES		36,437,451	5.83%

		45,566,209
Communications - 9.03%
Cisco Systems, Inc. *	324,700	7,773,318	1.24%
Comcast Corp., Class A	177,400	2,840,174	0.45%
Comcast Corp., Class A	219,330	3,697,904	0.60%
Equinix, Inc. * (a)	51,900	5,509,185	0.88%
Google, Inc., Class A *	9,890	6,131,603	0.98%
QUALCOMM, Inc.	149,300	6,906,617	1.11%
OTHER SECURITIES		23,545,279	3.77%

		56,404,080
Consumer, Cyclical - 15.53%
Advance Auto Parts, Inc.	134,600	5,448,608	0.88%
Delta Air Lines, Inc. *	879,542	10,009,187	1.61%
Hanesbrands, Inc. *	309,000	7,449,989	1.19%
Lowe’s Companies, Inc.	228,860	5,353,035	0.86%
Modine Manufacturing Company *	318,770	3,774,237	0.60%
Staples, Inc. (a)	270,556	6,652,971	1.06%
The Gap, Inc.	226,800	4,751,460	0.76%
Urban Outfitters, Inc. *	145,800	5,101,542	0.82%
Wal-Mart Stores, Inc.	97,460	5,209,237	0.83%
Warnaco Group, Inc. *	97,400	4,109,306	0.66%
OTHER SECURITIES		39,089,680	6.26%

		96,949,252
Consumer, Non-cyclical - 15.98%
Cardinal Health, Inc.	141,196	4,552,159	0.73%
Covidien PLC	82,506	3,951,212	0.63%
Daiichi Sankyo Company, Ltd.	193,100	4,040,274	0.65%
Jarden Corp.	169,100	5,226,881	0.84%
Merck & Company, Inc.	207,615	7,586,252	1.21%
Pfizer, Inc.	431,056	7,840,909	1.26%
UnitedHealth Group, Inc.	294,251	8,968,771	1.43%
Western Union Company	230,880	4,352,088	0.70%
OTHER SECURITIES		53,213,118	8.53%

		99,731,664

Diversified - 0.39%		2,451,291	0.39%

Energy - 8.28%
CONSOL Energy, Inc.	79,658	3,966,969	0.63%
Noble Energy, Inc.	62,800	4,472,616	0.71%
Total SA, SADR	72,617	4,650,393	0.75%
OTHER SECURITIES		38,631,578	6.19%

		51,721,556
Financial - 12.63%
ACE, Ltd.	123,100	6,204,241	0.99%
Ameriprise Financial, Inc.	122,100	4,739,922	0.76%
Bank of America Corp.	244,919	3,688,480	0.59%
Goldman Sachs Group, Inc.	47,310	7,987,820	1.28%
Marsh & McLennan Companies, Inc.	215,178	4,751,130	0.76%
UBS AG *	463,390	7,187,179	1.15%
UBS AG *	172,220	2,645,630	0.42%
Wells Fargo & Company	406,523	10,972,056	1.75%
OTHER SECURITIES		30,692,055	4.93%

		78,868,513

The accompanying notes are an integral part of the financial statements.   78

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Alpha Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial - 12.46%
BE Aerospace, Inc. *	169,830	$3,991,005	0.64%
FedEx Corp.	58,300	4,865,135	0.78%
General Dynamics Corp.	59,610	4,063,614	0.65%
Ingersoll-Rand PLC (a)	292,991	10,471,497	1.69%
Rexam PLC	1,103,220	5,154,439	0.83%
United Parcel Service, Inc., Class B (a)	87,208	5,003,123	0.80%
OTHER SECURITIES		44,274,163	7.07%

		77,822,976
Technology - 13.42%
Apple, Inc. *	82,520	17,400,166	2.80%
Automatic Data Processing, Inc.	101,608	4,350,855	0.70%
Microsoft Corp.	141,667	4,319,427	0.69%
Oracle Corp.	208,150	5,108,000	0.83%
Red Hat, Inc. *	161,100	4,977,990	0.80%
Seagate Technology	389,400	7,083,186	1.13%
Skyworks Solutions, Inc. * (a)	348,500	4,945,215	0.80%
SXC Health Solutions Corp. *	116,550	6,287,873	1.01%
Texas Instruments, Inc.	162,438	4,233,134	0.68%
OTHER SECURITIES		25,068,950	3.98%

		83,774,796

Utilities - 0.31%		1,963,524	0.31%

TOTAL COMMON STOCKS (Cost $504,470,825)		$595,253,861

PREFERRED STOCKS - 0.59%
Financial - 0.59%
Bank of America Corp. (b)	248,800	3,712,096	0.59%

TOTAL PREFERRED STOCKS (Cost $3,732,000)		$3,712,096

WARRANTS - 0.09%
Consumer, Non-cyclical - 0.09%		583,711	0.09%

TOTAL WARRANTS (Cost $627,380)		$583,711

Securities Lending Collateral - 10.17%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	6,347,467	63,534,967	10.17%

TOTAL Securities Lending Collateral (Cost $63,539,769)		$63,534,967

REPURCHASE AGREEMENTS - 2.45%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $15,300,017 on 01/04/2010, collateralized by $19,571,221 Federal National Mortgage Association, 7.00% due 11/01/2038 (valued at $15,606,000, including interest)	15,300,000	$15,300,000	2.45%

TOTAL REPURCHASE AGREEMENTS (Cost $15,300,000)		$15,300,000

Total Investments (Alpha Opportunities Trust) (Cost $592,247,478) - 109.66%		$684,831,530	109.66%
Other Assets and Liabilities, Net - (9.66%)		(60,326,577)	(9.66%)

TOTAL NET ASSETS - 100.00%		$624,504,953	100.00%

American Asset Allocation Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation Fund - Class 1	117,819,189	1,737,833,044	100.00%

TOTAL INVESTMENT COMPANIES (Cost $1,741,050,363)		$1,737,833,044

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $338,000 on 01/04/2010 collateralized by $320,000 Federal Home Loan Mortgage Corp., 4.375% due 07/24/2015 (valued at $347,200, including interest)	338,000	338,000	0.02%

TOTAL REPURCHASE AGREEMENTS (Cost $338,000)		$338,000

Total Investments (American Asset Allocation Trust) (Cost $1,741,388,363) - 100.02%		$1,738,171,044	100.02%
Other Assets and Liabilities, Net - (0.02%)		(382,785)	(0.02%)

TOTAL NET ASSETS - 100.00%		$1,737,788,259	100.00%

The accompanying notes are an integral part of the financial statements.   79

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

American Blue Chip Income & Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Blue Chip Income & Growth Fund - Class 1	25,943,453	$217,146,705	100.00%

TOTAL INVESTMENT COMPANIES (Cost $219,785,147)		$217,146,705

Total Investments (American Blue Chip Income &Growth Trust) (Cost $219,785,147) - 100.00%		$217,146,705	100.00%
Other Assets and Liabilities, Net - (0.00%)		(9,907)	(0.00%)

TOTAL NET ASSETS - 100.00%		$217,136,798	100.00%

American Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	89,726,780	926,877,638	100.00%

TOTAL INVESTMENT COMPANIES (Cost $983,721,351)		$926,877,638

Total Investments (American Bond Trust) (Cost $983,721,351) - 100.00%		$926,877,638	100.00%
Other Assets and Liabilities, Net - 0.00%		2,920	0.00%

TOTAL NET ASSETS - 100.00%		$926,880,558	100.00%

American Fundamental Holdings Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	42,977,306	443,955,574	38.74%
American Growth Fund - Class 1	5,935,337	275,696,391	24.06%
American Growth-Income Fund - Class 1	8,780,826	275,454,508	24.03%
American International Fund - Class 1	8,791,016	150,941,750	13.17%

TOTAL INVESTMENT COMPANIES (Cost $1,106,158,139)		$1,146,048,223

Total Investments (American Fundamental Holdings Trust) (Cost $1,106,158,139) -100.00%		$1,146,048,223	100.00%
Other Assets and Liabilities, Net - 0.00%		22,816	0.00%

TOTAL NET ASSETS - 100.00%		$1,146,071,039	100.00%

American Global Diversification Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	21,511,105	222,209,711	25.77%
American Global Growth Fund - Class 1	18,087,718	354,700,160	41.13%
American Global Small Capitalization Fund - Class 1	7,385,597	132,940,749	15.42%
American High-Income Bond Fund - Class 1	6,351,588	66,628,157	7.73%
American New World Fund - Class 1	4,280,083	85,772,857	9.95%

TOTAL INVESTMENT COMPANIES (Cost $873,560,626)		$862,251,634

Total Investments (American Global Diversification Trust) (Cost $873,560,626) - 100.00%		$862,251,634	100.00%
Other Assets and Liabilities, Net - 0.00%		13,608	0.00%

TOTAL NET ASSETS - 100.00%		$862,265,242	100.00%

American Global Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Global Growth Fund - Class 1	10,115,858	198,371,971	100.00%

TOTAL INVESTMENT COMPANIES (Cost $232,397,636)		$198,371,971

Total Investments (American Global Growth Trust) (Cost $232,397,636) - 100.00%		$198,371,971	100.00%
Other Assets and Liabilities, Net - (0.00%)		(8,139)	(0.00%)

TOTAL NET ASSETS - 100.00%		$198,363,832	100.00%

The accompanying notes are an integral part of the financial statements.   80

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

American Global Small Capitalization Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Global Small Capitalization Fund - Class 1	5,845,344	$105,216,187	100.01%

TOTAL INVESTMENT COMPANIES (Cost $101,219,003)		$105,216,187

Total Investments (American Global Small Capitalization Trust) (Cost $101,219,003) - 100.01%		$105,216,187	100.01%
Other Assets and Liabilities, Net - (0.01%)		(10,816)	(0.01%)

TOTAL NET ASSETS - 100.00%		$105,205,371	100.00%

American Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth Fund - Class 1	28,040,910	1,302,500,262	100.00%

TOTAL INVESTMENT COMPANIES (Cost $1,527,405,456)		$1,302,500,262

Total Investments (American Growth Trust) (Cost $1,527,405,456) - 100.00%		$1,302,500,262	100.00%
Other Assets and Liabilities, Net - 0.00%		50,239	0.00%

TOTAL NET ASSETS - 100.00%		$1,302,550,501	100.00%

American Growth-Income Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth-Income Fund - Class 1	40,447,117	1,268,826,049	100.00%

TOTAL INVESTMENT COMPANIES (Cost $1,388,254,005)		$1,268,826,049

REPURCHASE AGREEMENTS - 0.03% Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $376,000 on 01/04/2010, collateralized by $370,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $384,911, including interest)	376,000	$376,000	0.03%

TOTAL REPURCHASE AGREEMENTS (Cost $376,000)		$376,000

Total Investments (American Growth-Income Trust) (Cost $1,388,630,005) - 100.03%		$1,269,202,049	100.03%
Other Assets and Liabilities, Net - (0.03%)		(391,613)	(0.03%)

TOTAL NET ASSETS - 100.00%		$1,268,810,436	100.00%

American High-Income Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American High-Income Bond Fund - Class 1	7,152,819	75,033,070	100.02%

TOTAL INVESTMENT COMPANIES (Cost $75,014,592)		$75,033,070

Total Investments (American High-Income Bond Trust) (Cost $75,014,592) - 100.02%		$75,033,070	100.02%
Other Assets and Liabilities, Net - (0.02%)		(11,496)	(0.02%)

TOTAL NET ASSETS - 100.00%		$75,021,574	100.00%

American International Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American International Fund - Class 1	50,767,147	871,671,914	100.00%

TOTAL INVESTMENT COMPANIES (Cost $972,670,935)		$871,671,914

Total Investments (American International Trust) (Cost $972,670,935) - 100.00%		$871,671,914	100.00%
Other Assets and Liabilities, Net - 0.00%		7,544	0.00%

TOTAL NET ASSETS - 100.00%		$871,679,458	100.00%

The accompanying notes are an integral part of the financial statements.   81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

American New World Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American New World Fund - Class 1	4,014,506	$80,450,695	100.01%

TOTAL INVESTMENT COMPANIES (Cost $81,902,810)		$80,450,695

Total Investments (American New World Trust) (Cost $81,902,810) - 100.01%		$80,450,695	100.01%
Other Assets and Liabilities, Net - (0.01%)		(10,499)	(0.01%)

TOTAL NET ASSETS - 100.00%		$80,440,196	100.00%

Balanced Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 57.60%
Basic Materials - 2.88%		946,901	2.88%

Communications - 8.30%
Amazon.com, Inc. *	2,100	282,492	0.85%
American Tower Corp., Class A *	2,990	129,198	0.38%
AT&T, Inc.	5,320	149,119	0.46%
Google, Inc., Class A *	620	384,387	1.17%
McGraw-Hill Companies, Inc.	3,900	130,689	0.39%
QUALCOMM, Inc.	3,110	143,870	0.43%
Time Warner, Inc.	5,250	152,985	0.47%
OTHER SECURITIES		1,351,918	4.15%

		2,724,658
Consumer, Cyclical - 5.97%
Bed Bath & Beyond, Inc. *	3,760	145,248	0.44%
Home Depot, Inc.	4,150	120,059	0.37%
Walt Disney Company	4,450	143,513	0.43%
OTHER SECURITIES		1,552,157	4.73%

		1,960,977
Consumer, Non-cyclical - 8.97%
Express Scripts, Inc. *	1,470	127,082	0.39%
Medco Health Solutions, Inc. *	2,960	189,173	0.58%
Nestle SA	2,823	137,148	0.41%
OTHER SECURITIES		2,491,075	7.59%

		2,944,478

Diversified - 0.18%		59,074	0.18%

Energy - 5.85%
BP PLC, SADR	3,650	211,590	0.65%
Chevron Corp.	2,490	191,705	0.58%
Exxon Mobil Corp.	2,550	173,885	0.53%
Royal Dutch Shell PLC, ADR	2,400	144,264	0.44%
Schlumberger, Ltd.	3,530	229,768	0.71%
OTHER SECURITIES		969,517	2.94%

		1,920,729
Financial - 11.51%
American Express Company	6,030	244,336	0.75%
Bank of America Corp. (a)	12,060	181,623	0.56%
Franklin Resources, Inc.	1,320	139,062	0.42%
Goldman Sachs Group, Inc.	1,050	177,282	0.54%
JPMorgan Chase & Company	8,920	371,695	1.14%
U.S. Bancorp (a)	6,750	151,942	0.46%
Wells Fargo & Company	8,450	228,066	0.69%
OTHER SECURITIES		2,283,208	6.95%

		3,777,214
Industrial - 6.25%
3M Company	2,450	202,542	0.62%
Danaher Corp.	2,750	206,800	0.64%
General Electric Company	11,100	167,943	0.51%
OTHER SECURITIES		1,474,124	4.48%

		2,051,409
Technology - 5.39%
Apple, Inc. *	2,060	434,371	1.33%
Microsoft Corp.	10,260	312,828	0.94%
OTHER SECURITIES		1,022,401	3.12%

		1,769,600

Utilities - 2.30%		754,673	2.30%

TOTAL COMMON STOCKS (Cost $16,960,867)		$18,909,713

PREFERRED STOCKS - 0.11%
Consumer, Cyclical - 0.06%		19,552	0.06%

Financial - 0.05%		14,920	0.05%

TOTAL PREFERRED STOCKS (Cost $33,481)		$34,472

U.S. TREASURY OBLIGATIONS - 10.16%
U.S. Treasury Bonds - 0.89%
3.500% to 6.500%, due 2/15/2026 to 8/15/2039		291,203	0.89%
U.S. Treasury Notes - 9.27%
0.875%, due 03/31/2011	430,000	430,789	1.31%
0.875%, due 04/30/2011	142,000	142,189	0.43%
0.875%, due 05/31/2011	540,000	540,654	1.65%
1.500%, due 12/31/2013	265,000	258,023	0.79%
1.750%, due 11/15/2011 ***	475,000	480,993	1.47%
1.875%, due 04/30/2014	755,000	739,486	2.24%
2.000%, due 09/30/2010	230,000	232,731	0.71%

The accompanying notes are an integral part of the financial statements.   82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Balanced Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes - 9.27% (continued)
1.375% to 4.750%, due 4/15/2012 to 5/15/2019		$218,707	0.67%

		3,043,572

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,351,682)		$3,334,775

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.39%
Federal Home Loan Mortgage Corp. - 0.85%
2.125%, due 03/23/2012	275,000	279,214	0.85%

Federal National Mortgage Association - 12.00%
3.000%, due 09/16/2014	325,000	329,121	1.01%
3.250%, due 08/12/2010	175,000	178,118	0.55%
4.500%, due 06/01/2039	118,717	118,661	0.36%
4.500%, due 07/01/2039	133,810	133,747	0.41%
5.000%, due 03/01/2036	169,752	174,612	0.53%
5.500%, due 04/01/2036	195,370	205,292	0.64%
5.500%, due 11/01/2036	113,583	119,262	0.36%
6.000%, due 10/01/2036	111,058	118,142	0.36%
6.500%, due 10/01/2036	165,601	177,749	0.55%
4.125% to 6.000%, due 4/15/2014 to 7/1/2039		2,228,416	6.76%
OTHER SECURITIES		155,949	0.47%

		3,939,069

Government National Mortgage Association - 0.54%		177,303	0.54%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,392,093)		$4,395,586

FOREIGN GOVERNMENT OBLIGATIONS - 0.09%
Canada - 0.09%		30,782	0.09%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,815)		$30,782

SUPRANATIONAL OBLIGATIONS - 0.20%
Supranational - 0.20%		64,798	0.20%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $64,982)		$64,798

CORPORATE BONDS - 6.80%
Basic Materials - 0.55%		181,868	0.55%

Communications - 1.08%		354,213	1.08%

Consumer, Cyclical - 0.17%		55,612	0.17%

Consumer, Non-cyclical - 0.34%		110,235	0.34%

Energy - 0.90%		293,871	0.90%

Financial - 2.49%
JPMorgan Chase 3.700% to 6.300%, due 5/1/2013 to 4/23/2019		52,393	0.16%
OTHER SECURITIES		766,295	2.33%

		818,688

Industrial - 0.27%		87,165	0.27%

Technology - 0.06%		21,213	0.06%

Utilities - 0.94%		309,093	0.94%

TOTAL CORPORATE BONDS (Cost $2,157,947)		$2,231,958

CONVERTIBLE BONDS - 0.08%
Consumer, Cyclical - 0.08%		25,250	0.08%

TOTAL CONVERTIBLE BONDS (Cost $15,982)		$25,250

MUNICIPAL BONDS - 0.43%
California - 0.06%		19,536	0.06%

District of Columbia - 0.07%		24,347	0.07%

Illinois - 0.11%		35,211	0.11%

New York - 0.07%		23,860	0.07%

Texas - 0.07%		24,385	0.07%

Utah - 0.05%		15,173	0.05%

TOTAL MUNICIPAL BONDS (Cost $144,983)		$142,512

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.85%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $251,152)		$278,750

ASSET BACKED SECURITIES - 0.32%

TOTAL ASSET BACKED SECURITIES (Cost $103,985)		$106,227

Securities Lending Collateral - 1.82%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	59,674	597,310	1.82%

TOTAL Securities Lending Collateral (Cost $597,348)		$597,310

The accompanying notes are an integral part of the financial statements.   83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Balanced Trust

	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 10.66%

T. Rowe Price Reserve Investment Fund, 0.2628%	2,878,013	$2,878,013	8.76%
State Street Institutional U.S. Government Money Market Fund, 0.344%	621,055	621,056	1.90%

TOTAL SHORT TERM INVESTMENTS (Cost $3,499,069)		$3,499,069

Total Investments (Balanced Trust) (Cost $31,604,386) - 102.51%		$33,651,202	102.51%
Other Assets and Liabilities, Net - (2.51%)		(823,137)	(2.51%)

TOTAL NET ASSETS - 100.00%		$32,828,065	100.00%

Blue Chip Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.23%
Basic Materials - 2.26%
Praxair, Inc.	238,100	19,121,811	1.19%
OTHER SECURITIES		17,107,516	1.07%

		36,229,327
Communications - 21.96%
Amazon.com, Inc. *	484,089	65,119,651	4.07%
American Tower Corp., Class A *	671,338	29,008,515	1.81%
Cisco Systems, Inc. *	626,818	15,006,023	0.94%
Discovery Communications, Inc., Series A *	312,450	9,582,842	0.60%
Discovery Communications, Inc., Series C *	386,000	10,236,720	0.64%
Google, Inc., Class A *	139,566	86,528,128	5.41%
Juniper Networks, Inc. *	884,421	23,587,508	1.47%
McAfee, Inc. *	343,400	13,931,738	0.87%
McGraw-Hill Companies, Inc.	328,100	10,994,631	0.69%
QUALCOMM, Inc.	696,977	32,242,156	2.02%
Tencent Holdings, Ltd.	944,300	20,376,101	1.27%
Time Warner, Inc.	417,966	12,179,529	0.76%
OTHER SECURITIES		22,569,804	1.41%

		351,363,346
Consumer, Cyclical - 10.24%
Bed Bath & Beyond, Inc. *	380,700	14,706,441	0.92%
Kohl’s Corp. *	376,230	20,290,084	1.26%
Lowe’s Companies, Inc.	484,100	11,323,099	0.71%
Marriott International, Inc., Class A (a)	485,329	13,225,215	0.83%
McDonald’s Corp.	209,400	13,074,936	0.82%
Starbucks Corp. *	688,800	15,883,728	0.99%
Walt Disney Company	409,100	13,193,475	0.82%
OTHER SECURITIES		62,289,666	3.89%

		163,986,644
Consumer, Non-cyclical - 17.47%
Allergan, Inc.	356,000	22,431,560	1.41%
Celgene Corp. *	380,900	21,208,512	1.32%
Express Scripts, Inc. *	347,400	30,032,730	1.88%
Gilead Sciences, Inc. *	577,762	25,005,539	1.57%
Intuitive Surgical, Inc. * (a)	40,100	12,163,132	0.76%
McKesson Corp.	302,500	18,906,250	1.18%
Medco Health Solutions, Inc. *	671,400	42,909,175	2.69%
PepsiCo, Inc.	234,604	14,263,923	0.88%
Teva Pharmaceutical Industries, Ltd., SADR	208,900	11,736,002	0.73%
Visa, Inc. (a)	288,900	25,267,194	1.58%
OTHER SECURITIES		55,591,940	3.47%

		279,515,957
Energy - 7.03%
EOG Resources, Inc.	237,800	23,137,940	1.46%
Schlumberger, Ltd.	483,892	31,496,531	1.97%
Southwestern Energy Company *	263,500	12,700,700	0.79%
OTHER SECURITIES		45,204,237	2.81%

		112,539,408
Financial - 15.99%
American Express Company	433,652	17,571,579	1.10%
Charles Schwab Corp.	578,486	10,887,107	0.68%
Franklin Resources, Inc.	309,365	32,591,602	2.04%
Goldman Sachs Group, Inc.	239,676	40,466,895	2.54%
IntercontinentalExchange, Inc. *	109,300	12,274,390	0.77%
JPMorgan Chase & Company	677,500	28,231,425	1.76%
MasterCard, Inc., Class A (a)	97,100	24,855,658	1.55%
Morgan Stanley	423,900	12,547,440	0.78%
Wells Fargo & Company	718,100	19,381,519	1.21%
OTHER SECURITIES		57,180,412	3.56%

		255,988,027
Industrial - 6.95%
3M Company	189,000	15,624,630	0.98%
Danaher Corp.	624,463	46,959,618	2.92%
Precision Castparts Corp.	114,100	12,590,935	0.79%
OTHER SECURITIES		36,063,582	2.26%

		111,238,765
Technology - 17.33%
Apple, Inc. *	466,800	98,429,448	6.15%
Broadcom Corp., Class A *	447,300	14,067,585	0.88%
International Business Machines Corp.	120,100	15,721,090	0.98%
Marvell Technology Group, Ltd. *	1,282,010	26,601,707	1.66%
Microsoft Corp.	1,461,044	44,547,231	2.78%

The accompanying notes are an integral part of the financial statements.   84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Blue Chip Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Technology (continued)
Xilinx, Inc.	689,325	$17,274,485	1.08%
OTHER SECURITIES		60,848,952	3.80%

		277,490,498

TOTAL COMMON STOCKS (Cost $1,322,091,629)		$1,588,351,972

PREFERRED STOCKS - 0.24%
Financial - 0.24%		3,907,548	0.24%

TOTAL PREFERRED STOCKS (Cost $3,928,500)		$3,907,548

Securities Lending Collateral - 5.82%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	9,312,208	93,210,546	5.82%

TOTAL Securities Lending Collateral (Cost $93,215,195)		$93,210,546

SHORT TERM INVESTMENTS - 0.53%

TOTAL SHORT TERM INVESTMENTS (Cost $8,512,336)	$8,512,336

REPURCHASE AGREEMENTS - 0.06%

TOTAL REPURCHASE AGREEMENTS (Cost $928,000)	$928,000

Total Investments (Blue Chip Growth Trust) (Cost $1,428,675,660) - 105.88%		$1,694,910,402	105.88%
Other Assets and Liabilities, Net - (5.88%)		(94,119,435)	(5.88%)

TOTAL NET ASSETS - 100.00%		$1,600,790,967	100.00%

Capital Appreciation Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.29%
Basic Materials - 1.20%
Praxair, Inc.	104,700	8,408,457	0.84%
OTHER SECURITIES		3,613,350	0.36%

		12,021,807
Communications - 17.17%
Amazon.com, Inc. *	314,100	42,252,732	4.23%
Baidu, Inc., SADR * (a)	22,610	9,297,910	0.93%
Cisco Systems, Inc. *	879,265	21,049,604	2.11%
Google, Inc., Class A *	79,237	49,125,356	4.93%
QUALCOMM, Inc.	740,700	34,264,782	3.43%
OTHER SECURITIES		15,404,451	1.54%

		171,394,835
Consumer, Cyclical - 11.70%
Costco Wholesale Corp.	238,000	14,082,460	1.41%
Kohl’s Corp. *	235,000	12,673,550	1.27%
Marriott International, Inc., Class A (a)	366,574	9,989,142	1.00%
NIKE, Inc., Class B (a)	274,478	18,134,761	1.82%
Target Corp.	254,700	12,319,839	1.23%
Walt Disney Company	606,700	19,566,075	1.96%
OTHER SECURITIES		29,982,726	3.01%

		116,748,553
Consumer, Non-cyclical - 26.92%
Abbott Laboratories	224,900	12,142,351	1.22%
Alcon, Inc.	147,381	24,222,067	2.42%
Baxter International, Inc.	312,200	18,319,896	1.84%
Celgene Corp. *	277,200	15,434,496	1.55%
Colgate-Palmolive Company	161,700	13,283,655	1.33%
Gilead Sciences, Inc. *	489,728	21,195,428	2.12%
Medco Health Solutions, Inc. *	420,300	26,861,373	2.69%
Novartis AG, SADR (a)	178,900	9,737,527	0.98%
PepsiCo, Inc.	179,965	10,941,872	1.10%
Pfizer, Inc.	531,800	9,673,442	0.97%
Roche Holding AG, SADR (a)	230,800	9,739,760	0.98%
Shire PLC, ADR	182,550	10,715,685	1.07%
Teva Pharmaceutical Industries, Ltd., SADR (a)	326,800	18,359,624	1.84%
Unilever PLC, SADR (a)	503,900	16,074,410	1.61%
Visa, Inc. (a)	321,400	28,109,644	2.82%
OTHER SECURITIES		23,735,489	2.38%

		268,546,719
Energy - 6.62%
Occidental Petroleum Corp.	237,900	19,353,165	1.95%
Petroleo Brasileiro SA, ADR (a)	237,100	11,304,928	1.13%
Schlumberger, Ltd.	288,606	18,785,365	1.88%
Southwestern Energy Company *	205,500	9,905,100	0.99%
OTHER SECURITIES		6,716,367	0.67%

		66,064,925
Financial - 8.82%
Bank of America Corp.	634,100	9,549,546	0.96%
Charles Schwab Corp.	773,069	14,549,159	1.46%
Goldman Sachs Group, Inc.	149,090	25,172,356	2.52%
JPMorgan Chase & Company	232,100	9,671,607	0.97%
MasterCard, Inc., Class A (a)	110,000	28,157,799	2.81%
OTHER SECURITIES		967,920	0.10%

		88,068,387

The accompanying notes are an integral part of the financial statements.   85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Capital Appreciation Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial - 3.53%
Precision Castparts Corp.	89,740	$9,902,809	0.99%
Union Pacific Corp.	168,100	10,741,590	1.08%
United Technologies Corp.	141,000	9,786,810	0.98%
OTHER SECURITIES		4,807,504	0.48%

		35,238,713
Technology - 22.33%
Adobe Systems, Inc. *	669,585	24,627,336	2.47%
Advanced Micro Devices, Inc. * (a)	973,200	9,420,576	0.94%
Analog Devices, Inc.	351,300	11,094,054	1.11%
Apple, Inc. *	224,666	47,373,073	4.74%
Hewlett-Packard Company	536,600	27,640,266	2.77%
Intel Corp.	660,600	13,476,240	1.36%
Microsoft Corp.	1,307,469	39,864,730	3.99%
NetApp, Inc. *	530,400	18,240,456	1.83%
Salesforce.com, Inc. * (a)	174,510	12,873,603	1.29%
OTHER SECURITIES		18,228,304	1.83%

		222,838,638

TOTAL COMMON STOCKS (Cost $808,817,344)		$980,922,577

Securities Lending Collateral - 12.06%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	12,025,182	120,366,061	12.06%

TOTAL Securities Lending Collateral (Cost $120,371,153)		$120,366,061

SHORT TERM INVESTMENTS - 1.00%
State Street Institutional Treasury Money Market Fund, 0.00%	10,000,000	10,000,000	1.00%

TOTAL SHORT TERM INVESTMENTS (Cost $10,000,000)		$10,000,000

REPURCHASE AGREEMENTS - 0.67%

TOTAL REPURCHASE AGREEMENTS (Cost $6,711,000)		$6,711,000

Total Investments (Capital Appreciation Trust) (Cost $945,899,497) - 112.02%		$1,117,999,638	112.02%
Other Assets and Liabilities, Net - (12.02%)		(119,965,973)	(12.02% )

TOTAL NET ASSETS - 100.00%		$998,033,665	100.00%

Capital Appreciation Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 66.28%
Basic Materials - 0.80%		2,730,510	0.80%

Communications - 5.18%
Cablevision Systems Corp., Class A	210,800	5,442,856	1.60%
Time Warner, Inc.	253,800	7,395,732	2.16%
Vodafone Group PLC, SADR	154,400	3,565,096	1.05%
OTHER SECURITIES		1,243,200	0.37%

		17,646,884
Consumer, Cyclical - 5.98%
AutoZone, Inc. *	22,700	3,588,189	1.06%
CVS Caremark Corp.	71,400	2,299,794	0.68%
Lowe’s Companies, Inc.	261,700	6,121,163	1.80%
McDonald’s Corp.	43,200	2,697,408	0.79%
OTHER SECURITIES		5,650,300	1.65%

		20,356,854
Consumer, Non-cyclical - 20.82%
C.R. Bard, Inc.	52,500	4,089,750	1.20%
Campbell Soup Company	63,700	2,153,060	0.63%
CareFusion Corp. *	121,500	3,038,715	0.89%
Covidien PLC	184,000	8,811,761	2.60%
General Mills, Inc.	50,900	3,604,229	1.06%
Henry Schein, Inc. * (a)	79,857	4,200,478	1.23%
Kellogg Company	117,600	6,256,320	1.84%
PepsiCo, Inc.	83,700	5,088,960	1.49%
Pfizer, Inc. ***	260,370	4,736,130	1.40%
Philip Morris International, Inc.	137,000	6,602,030	1.94%
Procter & Gamble Company ***	72,537	4,397,918	1.29%
Western Union Company *	235,400	4,437,290	1.30%
OTHER SECURITIES		13,460,399	3.95%

		70,877,040
Energy - 6.63%
CNX Gas Corp. *	100,300	2,960,856	0.87%
Exxon Mobil Corp. ***	89,800	6,123,462	1.80%
Spectra Energy Corp.	217,400	4,458,874	1.31%
Williams Companies, Inc.	292,000	6,155,360	1.81%
OTHER SECURITIES		2,873,797	0.84%

		22,572,349
Financial - 9.95%
Ameriprise Financial, Inc.	78,600	3,051,252	0.90%
Aon Corp.	144,000	5,520,960	1.62%
Bank of America Corp. (a)	262,465	3,952,723	1.16%
JPMorgan Chase & Company	129,600	5,400,432	1.59%
MetLife, Inc.	61,000	2,156,350	0.63%
State Street Corp.	61,800	2,690,772	0.79%
Wells Fargo & Company	211,600	5,711,084	1.67%
White Mountains Insurance Group, Ltd.	12,340	4,105,024	1.21%
OTHER SECURITIES		1,282,716	0.38%

		33,871,313

The accompanying notes are an integral part of the financial statements.   86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Capital Appreciation Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial - 8.81%
Danaher Corp.	103,300	$7,768,160	2.28%
Goodrich Corp.	83,200	5,345,600	1.57%
Lockheed Martin Corp.	32,500	2,448,875	0.72%
Northrop Grumman Corp.	44,300	2,474,155	0.73%
Tyco Electronics, Ltd. *	148,300	3,640,765	1.07%
Tyco International, Ltd.	111,900	3,992,592	1.17%
United Technologies Corp.	55,600	3,859,196	1.13%
OTHER SECURITIES		481,641	0.14%

		30,010,984
Technology - 3.28%
International Business Machines Corp.	42,100	5,510,890	1.61%
Microsoft Corp. ***	70,800	2,158,692	0.64%
OTHER SECURITIES		3,513,618	1.03%

		11,183,200
Utilities - 4.83%
American Electric Power Company, Inc.	109,400	3,806,026	1.11%
Entergy Corp.	27,400	2,242,416	0.66%
OGE Energy Corp.	92,500	3,412,325	1.00%
OTHER SECURITIES		7,007,453	2.06%

		16,468,220

TOTAL COMMON STOCKS (Cost $182,673,588)		$225,717,354

PREFERRED STOCKS - 0.96%
Communications - 0.05%		168,504	0.05%

Consumer, Cyclical - 0.04%		149,824	0.04%

Consumer, Non-cyclical - 0.15%		499,000	0.15%

Energy - 0.02%		65,681	0.02%

Financial - 0.70%
Bank of America Corp. (d)	154,900	2,311,108	0.67%
OTHER SECURITIES		74,192	0.03%

		2,385,300

TOTAL PREFERRED STOCKS (Cost $3,146,362)		$3,268,309

TERM LOANS - 5.63%
Basic Materials - 0.83%		2,820,326	0.83%

Communications - 2.48%
CSC Holdings, Inc. 2.004%, due 03/29/2013 (e)	2,590,694	2,503,257	0.72%
OTHER SECURITIES		5,961,945	1.76%

		8,465,202

Consumer, Cyclical - 0.46%		1,553,659	0.46%

Consumer, Non-cyclical - 0.68%		2,308,701	0.68%

Financial - 0.59%		2,024,558	0.59%

Industrial - 0.14%		468,438	0.14%

Technology - 0.45%		1,548,664	0.45%

TOTAL TERM LOANS (Cost $18,701,376)		$19,189,548

WARRANTS - 0.01%
Consumer, Cyclical - 0.01%		36,782	0.01%

TOTAL WARRANTS (Cost $36,957)		$36,782

CORPORATE BONDS - 10.93%
Basic Materials - 0.47%		1,585,427	0.47%

Communications - 2.50%
Crown Castle International Corp.
9.000%, due 01/15/2015	2,925,000	3,115,125	0.91%
OTHER SECURITIES		5,433,383	1.59%

		8,548,508

Consumer, Cyclical - 0.88%		2,998,148	0.88%

Consumer, Non-cyclical - 1.68%
Kellogg 4.450% to 5.125%, due 12/3/2012 to 5/30/2016		542,139	0.16%
Millipore Corp. 3.750%, due 06/01/2026	3,046,000	3,141,188	0.93%
Procter & Gamble 5.500%, due 02/01/2034	215,000	219,915	0.06%
OTHER SECURITIES		1,802,304	0.53%

		5,705,546
Energy - 2.22%
Spectra Energy 5.650%, due 03/01/2020	125,000	126,144	0.04%
Williams 8.750%, due 01/15/2020	700,000	835,080	0.24%
OTHER SECURITIES		6,641,840	1.94%

		7,603,064

Financial - 0.76%		2,582,474	0.76%

The accompanying notes are an integral part of the financial statements.   87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Capital Appreciation Value Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrial - 0.56%
Tyco Electronics
6.000% to 6.550%, due 10/1/2012 to 10/1/2017		$762,466	0.23%
OTHER SECURITIES		1,141,000	0.33%

		1,903,466
Technology - 1.21%
Linear Technology Corp., Series A 3.000%, due 05/01/2027	4,106,000	4,116,265	1.21%

Utilities - 0.65%		2,197,290	0.65%

TOTAL CORPORATE BONDS (Cost $32,735,074)		$37,240,188

CONVERTIBLE BONDS - 1.34%
Basic Materials - 0.03%	102,816	0.03%

Communications - 0.30%		1,021,421	0.30%

Energy - 0.62%		2,118,980	0.62%

Financial - 0.01%		19,898	0.01%

Industrial - 0.08%		272,161	0.08%

Technology - 0.30%		1,017,500	0.30%

TOTAL CONVERTIBLE BONDS (Cost $3,842,502)		$4,552,776

OPTIONS - 0.01%
Call Options - 0.01%		44,194	0.01%

TOTAL OPTIONS (Cost $17,751)		$44,194

Securities Lending Collateral - 2.20%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	748,301	7,490,122	2.20%

TOTAL Securities Lending Collateral (Cost $7,490,419)		$7,490,122

SHORT TERM INVESTMENTS - 14.74%
T. Rowe Price Reserve Investment Fund, 0.2628%	50,220,008	50,220,008	14.74%

TOTAL SHORT TERM INVESTMENTS (Cost $50,220,008)		$50,220,008

REPURCHASE AGREEMENTS - 0.25%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $866,000 on 01/04/2010, collateralized by $905,000 Federal National Mortgage Association, 5.00% due 05/26/2024 (valued at $885,769, including interest)	866,000	$866,000	0.25%

TOTAL REPURCHASE AGREEMENTS (Cost $866,000)		$866,000

Total Investments (Capital Appreciation Value Trust) (Cost $299,730,037) - 102.35%		$348,625,281	102.35%
Other Assets and Liabilities, Net - (2.35%)		(8,003,970)	(2.35%)

TOTAL NET ASSETS - 100.00%		$340,621,311	100.00%

Core Allocation Plus Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 0.05%

Investment Companies - 0.05%	100,296	0.05%

TOTAL INVESTMENT COMPANIES (Cost $95,076)		$100,296

COMMON STOCKS - 61.67%
Basic Materials - 5.13%
BHP Billiton, Ltd., SADR (a)	12,400	949,592	0.47%
Freeport-McMoRan Copper & Gold, Inc., Class B *	13,845	1,111,615	0.54%
The Mosaic Company	13,100	782,463	0.38%
Vale SA (a)	26,200	760,586	0.37%
Xstrata PLC *	71,401	1,257,636	0.61%
OTHER SECURITIES		5,618,365	2.76%

		10,480,257
Communications - 7.74%
AT&T, Inc.	41,050	1,150,632	0.56%
Comverse Technology, Inc. *	121,500	1,148,174	0.57%
Google, Inc., Class A *	1,190	737,776	0.36%
Shanda Interactive Entertainment, Ltd.* (a)	22,400	1,178,464	0.57%
OTHER SECURITIES		11,594,507	5.68%

		15,809,553
Consumer, Cyclical - 6.06%
Coach, Inc.	21,990	803,294	0.40%
Ford Motor Company * (a)	121,850	1,218,500	0.60%
Starbucks Corp. *	40,900	943,154	0.46%

The accompanying notes are an integral part of the financial statements.    88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Core Allocation Plus Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Cyclical (continued)
Wal-Mart Stores, Inc.	20,570	$1,099,467	0.53%
OTHER SECURITIES		8,314,196	4.07%

		12,378,611
Consumer, Non-cyclical - 11.40%
Abbott Laboratories	13,660	737,503	0.36%
Eli Lilly & Company	32,940	1,176,288	0.58%
Intuitive Surgical, Inc. * (a)	4,590	1,392,239	0.69%
Johnson & Johnson	19,310	1,243,757	0.61%
Pfizer, Inc.	64,115	1,166,252	0.57%
UnitedHealth Group, Inc.	22,470	684,886	0.33%
OTHER SECURITIES		16,863,877	8.26%

		23,264,802

Diversified - 0.62%		1,261,993	0.62%

Energy - 5.22%
Chevron Corp.	14,240	1,096,338	0.54%
ConocoPhillips Company	13,250	676,678	0.33%
Exxon Mobil Corp.	19,755	1,347,092	0.67%
Petroleo Brasileiro SA, ADR	15,100	719,968	0.35%
Schlumberger, Ltd.	11,870	772,618	0.38%
OTHER SECURITIES		6,051,886	2.95%

		10,664,580
Financial - 7.93%
Bank of America Corp. (a)	69,234	1,042,663	0.51%
Goldman Sachs Group, Inc.	9,700	1,637,748	0.81%
JPMorgan Chase & Company	27,080	1,128,424	0.56%
Singapore Exchange, Ltd.	157,000	925,473	0.45%
State Street Corp.	960	41,798	0.02%
Wells Fargo & Company	53,840	1,453,142	0.72%
OTHER SECURITIES		9,953,707	4.86%

		16,182,955
Industrial - 7.26%
Belden, Inc.	30,700	672,944	0.34%
Deere & Company	13,200	713,988	0.35%
United Parcel Service, Inc., Class B	12,250	702,782	0.34%
OTHER SECURITIES		12,738,802	6.23%

		14,828,516
Technology - 9.12%
Apple, Inc. *	19,090	4,025,317	1.98%
EMC Corp. *	40,300	704,041	0.34%
International Business Machines Corp.	17,360	2,272,424	1.12%
Maxim Integrated Products, Inc.	54,000	1,096,200	0.55%
Microsoft Corp.	42,480	1,295,215	0.63%
NVIDIA Corp. * (a)	43,000	803,240	0.39%
Seagate Technology	38,020	691,584	0.34%
OTHER SECURITIES		7,712,679	3.77%

		18,600,700
Utilities - 1.19%		2,439,505	1.19%

TOTAL COMMON STOCKS (Cost $110,193,892)		$125,911,472

PREFERRED STOCKS - 0.01%
Financial - 0.01%		23,250	0.01%

TOTAL PREFERRED STOCKS (Cost $19,770)		$23,250

WARRANTS - 0.00%
Financial - 0.00%		0	0.00%

TOTAL WARRANTS (Cost $0)		$0

U.S. TREASURY OBLIGATIONS - 6.27%
U.S. Treasury Bonds - 5.31%
2.625%, due 04/30/2016	950,000	920,535	0.45%
7.250%, due 05/15/2016	1,130,000	1,398,817	0.68%
7.250%, due 08/15/2022	1,600,000	2,072,749	1.02%
7.500%, due 11/15/2016	725,000	913,670	0.45%
8.750%, due 05/15/2017	800,000	1,081,313	0.53%
8.750%, due 08/15/2020	1,975,000	2,794,008	1.36%
4.250% to 6.250%, due 8/15/2023 to 5/15/2039 ***		1,678,126	0.82%

		10,859,218
U.S. Treasury Notes - 0.96%
3.125%, due 08/31/2013	1,150,000	1,195,012	0.59%
4.500%, due 11/30/2011	710,000	755,984	0.37%

		1,950,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,131,775)		$12,810,214

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.95%
Federal Home Loan Mortgage Corp. - 1.05%
5.000%, due 02/01/2038	800,239	821,652	0.41%
4.500% to 5.500%, due 4/18/2016 to 10/1/2038		1,321,236	0.64%

		2,142,888

Federal National Mortgage Association - 0.61%		1,248,139	0.61%

Government National Mortgage Association - 0.29%		596,871	0.29%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,937,334)		$3,987,898

The accompanying notes are an integral part of the financial statements.   89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Core Allocation Plus Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 0.33%
Brazil - 0.27%		$560,704	0.27%

Qatar - 0.06%		120,300	0.06%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $584,598)		$681,004

CORPORATE BONDS - 12.06%
Basic Materials - 0.33%		680,087	0.33%

Communications - 2.25%		4,592,715	2.25%

Consumer, Cyclical - 0.26%		523,711	0.26%

Consumer, Non-cyclical - 1.48%		3,021,273	1.48%

Energy - 0.62%		1,258,942	0.62%

Financial - 5.19%

Goldman Sachs 6.000% to 7.500%, due 5/1/2014 to 10/1/2037		818,649	0.39%
JPMorgan Chase 3.700% to 6.400%, due 10/1/2012 to 5/15/2038		981,388	0.49%
OTHER SECURITIES		8,795,606	4.31%

		10,595,643

Industrial - 0.26%		535,965	0.26%

Technology - 0.23%
IBM 5.700%, due 09/14/2017	100,000	109,332	0.05%
OTHER SECURITIES		361,688	0.18%

		471,020

Utilities - 1.44%		2,945,046	1.44%

TOTAL CORPORATE BONDS (Cost $22,755,318)		$24,624,402

MUNICIPAL BONDS - 0.51%
California - 0.16%		353,439	0.16%

Illinois - 0.05%		96,359	0.05%

Maryland - 0.02%		40,222	0.02%

Massachusetts - 0.06%		118,723	0.06%

Missouri - 0.06%		112,631	0.06%

New Jersey - 0.06%		112,720	0.06%

New York - 0.02%		44,739	0.02%

Texas - 0.08%		163,012	0.08%

TOTAL MUNICIPAL BONDS (Cost $1,034,955)		$1,041,845

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.23%

JPMorgan Chase 4.918%, due 10/15/2042 (e)	175,000	168,251	0.08%
OTHER SECURITIES		4,392,152	2.15%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,249,622)		$4,560,403

ASSET BACKED SECURITIES - 0.22%

TOTAL ASSET BACKED SECURITIES (Cost $441,802)		$457,147

Securities Lending Collateral - 4.44%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	905,063	9,059,225	4.44%

TOTAL Securities Lending Collateral (Cost $9,059,626)		$9,059,225

REPURCHASE AGREEMENTS - 12.02%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $24,550,000 on 01/04/2010, collateralized by $25,045,000 Federal Home Loan Mortgage Corp., 1.50% due 03/30/2012 (valued at $25,045,000, including interest)	24,550,000	24,550,000	12.02%

TOTAL REPURCHASE AGREEMENTS (Cost $24,550,000)		$24,550,000

Total Investments (Core Allocation Plus Trust) (Cost $190,053,768) - 101.76%		$207,807,156	101.76%
Other Assets and Liabilities, Net - (1.76%)		(3,600,059)	(1.76%)

TOTAL NET ASSETS - 100.00%		$204,207,097	100.00%

The accompanying notes are an integral part of the financial statements.   90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Core Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.08%
JOHN HANCOCK TRUST (g) - 100.08%
500 Index (MFC Global U.S.A.) - Class NAV (h)	395,159	$3,793,527	11.10%
Core Allocation Plus (Wellington)	2,024,240	20,505,554	60.03%
International Index (MFC Global U.S.A.) - Class NAV (h)	210,533	3,520,120	10.30%
Mid Cap Index (MFC Global U.S.A.) - Class NAV (h)	110,633	1,572,092	4.60%
Small Cap Index (MFC Global U.S.A.) - Class NAV (h)	30,679	341,759	1.00%
Total Bond Market A Index (Declaration) - Class NAV (h)	330,894	4,453,827	13.05%

TOTAL INVESTMENT COMPANIES (Cost $33,160,960)		$34,186,879

Total Investments (Core Allocation Trust) (Cost $33,160,960) - 100.08%		$34,186,879	100.08%
Other Assets and Liabilities, Net - (0.08%)		(25,624)	(0.08%)

TOTAL NET ASSETS - 100.00%		$34,161,255	100.00%

Core Disciplined Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.04%
JOHN HANCOCK TRUST (g) - 100.04%
500 Index (MFC Global U.S.A.) - Class NAV (h)	819,181	7,864,138	12.70%
Disciplined Diversification (DFA) - Class NAV	3,368,396	37,153,403	60.01%
International Index (MFC Global U.S.A.) - Class NAV (h)	444,419	7,430,681	12.00%
Mid Cap Index (MFC Global U.S.A.) - Class NAV (h)	69,723	990,757	1.60%
Small Cap Index (MFC Global U.S.A.) - Class NAV	94,495	1,052,680	1.70%
Total Bond Market Index A (Declaration) - Class NAV (h)	553,363	7,448,259	12.03%

TOTAL INVESTMENT COMPANIES (Cost $58,839,073)		$61,939,918

Total Investments (Core Disciplined Diversification Trust) (Cost $58,839,073) - 100.04%		$61,939,918	100.04%
Other Assets and Liabilities, Net - (0.04%)		(25,464)	(0.04%)

TOTAL NET ASSETS - 100.00%		$61,914,454	100.00%

INVESTMENT COMPANIES - 100.75%
American Funds Insurance Series - 60.46%
American Blue Chip Income & Growth Fund - Class 1	19,502	163,231	8.20%
American Global Growth Fund - Class 1	6,157	120,741	6.06%
American Growth Fund - Class 1	3,522	163,579	8.22%
American Growth-Income Fund - Class 1	10,425	327,038	16.43%
American International Fund - Class 1	4,195	72,034	3.62%
American U.S. Government Fund - Class 1	29,320	357,122	17.93%

		1,203,745
JOHN HANCOCK TRUST (g) (h) - 40.29%
500 Index (MFC Global U.S.A.) - Class NAV	49,560	475,779	23.90%
International Index (MFC Global U.S.A.) - Class NAV	5,246	87,707	4.41%
Total Bond Market A Index (Declaration) - Class NAV	17,723	238,556	11.98%

		802,042

TOTAL INVESTMENT COMPANIES (Cost $2,015,556)		$2,005,787

Total Investments (Core Diversified Growth &Income Trust) (Cost $2,015,556) - 100.75%		$2,005,787	100.75%
Other Assets and Liabilities, Net - (0.75%)		(14,904)	(0.75%)

TOTAL NET ASSETS - 100.00%		$1,990,883	100.00%

The accompanying notes are an integral part of the financial statements.   91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Core Fundamental Holdings Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 60.01%
American Blue Chip Income & Growth Fund - Class 1	962,756	$8,058,265	7.05%
American Growth Fund - Class 1	173,483	8,058,265	7.05%
American Growth-Income Fund - Class 1	513,756	16,116,530	14.10%
American International Fund - Class 1	519,634	8,922,121	7.81%
American U.S. Government Fund - Class 1	2,252,249	27,432,391	24.00%

		68,587,572
JOHN HANCOCK TRUST (g) (h) - 40.01%
500 Index (MFC Global U.S.A.) - Class NAV	2,238,407	21,488,706	18.81%
International Index (MFC Global U.S.A.) - Class NAV	355,484	5,943,685	5.20%
Total Bond Market A Index (Declaration) - Class NAV	1,358,712	18,288,261	16.00%

		45,720,652

TOTAL INVESTMENT COMPANIES (Cost $109,599,643)		$114,308,224

Total Investments (Core Fundamental Holdings Trust) (Cost $109,599,643) - 100.02%		$114,308,224	100.02%
Other Assets and Liabilities, Net - (0.02%)		(23,038)	(0.02%)

TOTAL NET ASSETS - 100.00%		$114,285,186	100.00%

CORE GLOBAL DIVERSIFICATION TRUST
INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 60.06%
American Global Growth Fund - Class 1	950,027	18,630,025	13.78%
American Growth-Income Fund - Class 1	283,110	8,881,145	6.57%
American International Fund - Class 1	1,467,439	25,195,928	18.63%
American U.S. Government Fund - Class 1	2,339,134	28,490,657	21.08%

		81,197,755
JOHN HANCOCK TRUST (g) (h) - 39.96%
500 Index (MFC Global U.S.A.) - Class NAV	1,260,859	12,104,245	8.95%
International Index (MFC Global U.S.A.) - Class NAV	1,371,526	22,931,923	16.96%
Total Bond Market A Index (Declaration) - Class NAV	1,411,302	18,996,130	14.05%

		54,032,298

TOTAL INVESTMENT COMPANIES (Cost $132,223,716)		$135,230,053

Total Investments (Core Global Diversification Trust) (Cost $132,223,716) - 100.02%		$135,230,053	100.02%
Other Assets and Liabilities, Net - (0.02%)		(21,761)	(0.02%)

TOTAL NET ASSETS - 100.00%		$135,208,292	100.00%

Disciplined Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 69.82%
Basic Materials - 5.01%		13,373,091	5.01%

Communications - 6.26%
AT&T, Inc.	39,050	1,094,572	0.42%
Cisco Systems, Inc. *	38,050	910,916	0.35%
Google, Inc., Class A *	1,600	991,968	0.38%
OTHER SECURITIES		13,720,011	5.11%

		16,717,467
Consumer, Cyclical - 7.55%
Wal-Mart Stores, Inc.	21,959	1,173,710	0.45%
OTHER SECURITIES		18,993,512	7.10%

		20,167,222
Consumer, Non-cyclical - 12.75%
Johnson & Johnson	17,959	1,156,740	0.44%
Pfizer, Inc.	49,535	901,041	0.35%
Procter & Gamble Company	17,774	1,077,639	0.41%

The accompanying notes are an integral part of the financial statements.   92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

The Coca-Cola Company	14,679	836,704	0.32%
OTHER SECURITIES		30,065,557	11.23%

		34,037,681

Disciplined Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Diversified - 0.33%		$876,566	0.33%

Energy - 6.99%
BP PLC, SADR	14,300	828,971	0.32%
Chevron Corp.	14,300	1,100,957	0.42%
ConocoPhillips Company	15,400	786,478	0.29%
Exxon Mobil Corp.	25,470	1,736,800	0.66%
Royal Dutch Shell PLC, ADR, Class B	16,800	976,584	0.38%
OTHER SECURITIES		13,234,287	4.92%

		18,664,077
Financial - 13.24%
Bank of America Corp. (a)	81,200	1,222,871	0.47%
HSBC Holdings PLC-Sponsored ADR	17,210	982,519	0.38%
JPMorgan Chase & Company	51,779	2,157,630	0.82%
Wells Fargo & Company	42,435	1,145,321	0.44%
OTHER SECURITIES		29,875,514	11.13%

		35,383,855
Industrial - 9.01%		24,067,866	9.01%
Investment Companies - 0.00%		0	0.00%

Technology - 6.14%
Apple, Inc. *	5,700	1,201,902	0.46%
Hewlett-Packard Company	14,700	757,197	0.29%
International Business Machines Corp.	8,200	1,073,380	0.41%
Microsoft Corp.	58,008	1,768,663	0.67%
Oracle Corp.	31,754	779,243	0.30%
OTHER SECURITIES		10,815,795	4.01%

		16,396,180
Utilities - 2.54%		6,780,179	2.54%

TOTAL COMMON STOCKS (Cost $153,062,758)		$186,464,184

PREFERRED STOCKS - 0.17%
Basic Materials - 0.04%		105,333	0.04%

Communications - 0.02%		44,678	0.02%

Consumer, Cyclical - 0.04%		94,134	0.04%

Consumer, Non-cyclical - 0.02%		56,417	0.02%

Financial - 0.03%		110,189	0.03%

Industrial - 0.00%		1,972	0.00%

Utilities - 0.02%		51,510	0.02%

TOTAL PREFERRED STOCKS (Cost $308,568)		$464,233

WARRANTS - 0.00%
Communications - 0.00%		0	0.00%

Energy - 0.00%		8	0.00%

Financial - 0.00%		914	0.00%

TOTAL WARRANTS (Cost $12)		$922

RIGHTS - 0.00%
Basic Materials - 0.00%		1,686	0.00%

Consumer, Non-cyclical - 0.00%		0	0.00%

Financial - 0.00%		0	0.00%

Industrial - 0.00%		118	0.00%

TOTAL RIGHTS (Cost $0)		$1,804

U.S. TREASURY OBLIGATIONS - 9.88%
U.S. Treasury Bonds - 5.26%
10.625%, due 08/15/2015	3,735,000	5,245,341	1.96%
11.250%, due 02/15/2015	5,800,000	8,182,529	3.07%
8.875%, due 08/15/2017	450,000	613,406	0.23%

		14,041,276
U.S. Treasury Notes - 4.62%
2.000%, due 11/30/2013	1,700,000	1,690,970	0.63%
2.750%, due 02/15/2019	1,200,000	1,104,750	0.41%
4.250%, due 08/15/2014	5,400,000	5,825,672	2.19%
4.250%, due 11/15/2014	1,300,000	1,400,344	0.52%
4.750%, due 05/31/2012	2,150,000	2,321,832	0.87%

		12,343,568

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,025,173)		$26,384,844

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.25%
Federal Farm Credit Bank - 4.21%
4.875%, due 12/16/2015	4,000,000	4,310,284	1.61%
4.875%, due 01/17/2017	3,000,000	3,192,378	1.20%
5.125%, due 08/25/2016	3,000,000	3,239,184	1.21%
3.000%, due 09/22/2014	500,000	501,599	0.19%

		11,243,445

The accompanying notes are an integral part of the financial statements.   93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Federal Home Loan Bank - 10.04%
3.625%, due 09/16/2011	800,000	834,714	0.31%
3.625%, due 10/18/2013	900,000	942,783	0.35%
4.750%, due 12/16/2016	3,000,000	3,218,214	1.21%
4.875%, due 11/18/2011	790,000	843,797	0.32%

Disciplined Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank - 10.04% (continued)
4.875%, due 05/17/2017	2,000,000	$2,138,610	0.80%
5.000%, due 11/17/2017	2,800,000	3,028,813	1.13%
5.250%, due 06/18/2014	1,130,000	1,255,329	0.47%
5.375%, due 05/18/2016	5,600,000	6,190,671	2.32%
5.500%, due 08/13/2014	3,300,000	3,702,399	1.39%
5.750%, due 05/15/2012	1,000,000	1,098,337	0.41%
2.625% to 5.375%, due 5/20/2011 to 9/9/2024		3,557,009	1.33%

		26,810,676
Federal Home Loan Mortgage Corp. - 1.33%
5.125%, due 07/15/2012	875,000	950,567	0.35%
2.500% to 5.500%, due 8/20/2012 to 3/27/2019		2,602,757	0.98%

		3,553,324
Federal National Mortgage Association - 0.91%
2.500%, due 05/15/2014	900,000	898,234	0.33%
5.375%, due 11/15/2011	820,000	883,950	0.33%
OTHER SECURITIES		658,307	0.25%

		2,440,491
Tennessee Valley Authority - 2.76%
4.375%, due 06/15/2015	3,400,000	3,568,018	1.33%
5.500%, due 07/18/2017	750,000	817,500	0.31%
6.250%, due 12/15/2017	1,986,000	2,265,228	0.85%
4.500%, due 04/01/2018	700,000	712,354	0.27%

		7,363,100

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,419,489)		$51,411,036

Securities Lending Collateral - 1.67%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	444,755	4,451,778	1.67%

TOTAL Securities Lending Collateral (Cost $4,451,743)		$4,451,778

SHORT TERM INVESTMENTS - 0.42%

State Street Institutional Liquid Reserves Fund, 0.1272%	1,123,742	1,123,742	0.42%

TOTAL SHORT TERM INVESTMENTS (Cost $1,123,742)		$1,123,742

Total Investments (Disciplined Diversification Trust) (Cost $236,391,485) - 101.21%		$270,302,543	101.21%
Other Assets and Liabilities, Net - (1.21%)		(3,242,142)	(1.21%)

TOTAL NET ASSETS - 100.00%		$267,060,401	100.00%

Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.44%

Bermuda - 0.02%		170,516	0.02%

Brazil - 8.58%
BM&F BOVESPA SA	2,279,200	15,840,102	1.53%
Empresa Brasileira de Aeronautica SA, ADR * (a)	248,049	5,484,363	0.53%
Gerdau SA	224,200	2,823,126	0.27%
Gerdau SA, SADR (a)	1,115,434	18,995,842	1.82%
Usinas Siderurgicas de Minas Gerais SA	168,900	4,824,137	0.47%
OTHER SECURITIES		40,918,034	3.96%

		88,885,604
Chile - 3.18%
Empresas CMPC SA	237,208	9,435,362	0.91%
Empresas Copec SA	403,465	6,014,043	0.58%
Enersis SA, SADR (a)	447,410	10,227,794	1.00%
OTHER SECURITIES		7,227,822	0.69%

		32,905,021
China - 3.07%
China CITIC Bank	5,169,000	4,372,878	0.43%
OTHER SECURITIES		27,399,629	2.64%

		31,772,507
Czech Republic - 0.24%		2,501,736	0.24%

Hong Kong - 8.28%
China Merchants Holdings International Company, Ltd.	1,357,520	4,373,224	0.42%
China Resources Enterprises, Ltd.	1,582,000	5,742,250	0.56%
Citic Pacific, Ltd.	1,984,000	5,298,942	0.52%
Denway Motors, Ltd.	6,760,000	4,272,060	0.41%
Sino-Ocean Land Holdings, Ltd.	4,591,624	4,205,690	0.41%
OTHER SECURITIES		61,876,774	5.96%

		85,768,940
Hungary - 0.11%		1,179,150	0.11%

India - 11.93%
Axis Bank, Ltd.	255,466	5,380,871	0.53%

The accompanying notes are an integral part of the financial statements.   94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Hindalco Industries, Ltd.	1,211,900	4,142,687	0.41%
ICICI Bank, Ltd., SADR	560,545	21,138,153	2.05%
Mahindra & Mahindra, Ltd.	216,103	5,015,635	0.49%
Reliance Industries, Ltd.	8,200	191,296	0.02%
OTHER SECURITIES		87,795,207	8.43%

		123,663,849
Indonesia - 2.06%
Bumi Resources Tbk PT	29,827,570	7,702,007	0.75%
OTHER SECURITIES		13,625,911	1.31%

		21,327,918

Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Israel - 2.87%
Bank Hapoalim, Ltd. *	2,396,545	$10,390,884	1.00%
Bank Leumi Le-Israel, Ltd. *	2,500,827	11,400,513	1.09%
OTHER SECURITIES		7,991,162	0.78%

		29,782,559
Malaysia - 3.82%
AMMB Holdings BHD	3,756,162	5,464,465	0.54%
PPB Group BHD	1,017,600	4,730,617	0.47%
OTHER SECURITIES		29,366,510	2.81%

		39,561,592
Mexico - 5.45%
Cemex SA de CV, SADR *	1,420,260	16,787,474	1.63%
Grupo Financiero Banorte SA de CV *	2,397,900	8,647,984	0.84%
Organizacion Soriana SA de CV *	1,951,200	4,869,797	0.47%
OTHER SECURITIES		26,200,875	2.51%

		56,506,130
Philippines - 0.68%		7,051,144	0.68%

Poland - 1.71%
Polski Koncern Naftowy Orlen SA *	631,764	7,417,351	0.71%
OTHER SECURITIES		10,337,463	1.00%

		17,754,814
Russia - 1.69%
Gazprom OAO, SADR	602,844	15,027,440	1.45%
OTHER SECURITIES		2,449,178	0.24%

		17,476,618
South Africa - 11.49%
ABSA Group, Ltd.	464,467	8,042,728	0.78%
FirstRand, Ltd.	3,613,081	8,964,527	0.87%
Gold Fields, Ltd., SADR (a)	586,000	7,682,460	0.74%
Harmony Gold Mining Company, Ltd.,
SADR (a)	643,794	6,547,385	0.63%
Nedbank Group, Ltd.	395,738	6,611,361	0.64%
Sanlam, Ltd.	3,633,942	11,148,803	1.08%
Standard Bank Group, Ltd.	1,599,298	21,971,095	2.12%
Steinhoff International Holdings, Ltd. *	2,289,098	6,398,307	0.62%
OTHER SECURITIES		41,698,598	4.01%

		119,065,264
South Korea - 12.14%
Hana Financial Group, Inc. *	170,240	4,830,351	0.48%
Hyundai Motor Company, Ltd. *	147,923	15,270,386	1.48%
KB Financial Group, Inc., ADR * (a)	337,409	17,157,247	1.67%
Samsung SDI Company, Ltd. *	34,482	4,366,343	0.43%
Shinhan Financial Group Company, Ltd., SADR * (a)	193,907	14,403,411	1.40%
OTHER SECURITIES		69,789,259	6.68%

		125,816,997

Taiwan - 12.52%
AU Optronics Corp., ADR (a)	906,502	10,868,958	1.06%
Chi Mei Optoelectronics Corp. *	6,570,400	4,585,549	0.45%
China Development Financial Holdings Corp. *	14,052,287	4,268,645	0.42%
Mega Financial Holding Company, Ltd.	12,395,000	7,110,060	0.70%
United Microelectronics Corp. *	18,117,794	9,683,438	0.94%
OTHER SECURITIES		93,251,708	8.95%

		129,768,358
Thailand - 1.80%		18,602,064	1.80%

Turkey - 2.94%		30,515,899	2.94%

United Kingdom - 1.08%
Reliance Industries, Ltd., GDR (f)	243,166	11,137,498	1.08%
OTHER SECURITIES		50,413	0.00%

		11,187,911
United States - 0.78%
Sterlite Industries India, Ltd., ADR (a)	414,337	7,549,220	0.73%
OTHER SECURITIES		487,255	0.05%

		8,036,475

TOTAL COMMON STOCKS (Cost $745,309,905)		$999,301,066

PREFERRED STOCKS - 3.62%
Brazil - 3.61%
Metalurgica Gerdau SA (d)	332,600	6,594,033	0.64%
Usinas Siderurgicas de Minas Gerais
SA, Class A (d)	467,600	13,160,022	1.26%
OTHER SECURITIES		17,631,497	1.71%

		37,385,552
Malaysia - 0.01%		126,129	0.01%

TOTAL PREFERRED STOCKS (Cost $23,318,824)		$37,511,681

WARRANTS - 0.00%

Thailand - 0.00%		0	0.00%

TOTAL WARRANTS (Cost $0)		$0

RIGHTS - 0.00%

The accompanying notes are an integral part of the financial statements.   95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Chile - 0.00%	1,225	0.00%

India - 0.00%	1,851	0.00%

Poland - 0.00%	5,032	0.00%

Thailand - 0.00%	1,887	0.00%

TOTAL RIGHTS (Cost $17,497)	$9,995

Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 6.76%
United States - 6.76%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	6,996,365	$70,030,120	6.76%

TOTAL Securities Lending Collateral (Cost $70,034,441)		$70,030,120

SHORT TERM INVESTMENTS - 0.21%

TOTAL SHORT TERM INVESTMENTS (Cost $2,196,482)		$2,196,482

Total Investments (Emerging Markets Value Trust) (Cost $840,877,148) - 107.03%		$1,109,049,343	107.03%
Other Assets and Liabilities, Net - (7.03%)		(72,851,952)	(7.03%)

TOTAL NET ASSETS - 100.00%		$1,036,197,391	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	15.88%

Financial Services	11.13%

Steel	7.28%

Holdings Companies/Conglomerates	4.35%

Automobiles	4.00%

Equity-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.07%
Basic Materials - 5.61%
E.I. Du Pont de Nemours & Company	501,100	16,872,037	0.88%
International Flavors & Fragrances, Inc.	375,900	15,464,526	0.81%
International Paper Company	985,600	26,394,368	1.38%
Nucor Corp.	420,600	19,620,990	1.02%
OTHER SECURITIES		29,102,926	1.52%

		107,454,847
Communications - 9.45%
AT&T, Inc.	1,378,049	38,626,714	2.03%
McGraw-Hill Companies, Inc.	648,600	21,734,586	1.13%
Time Warner, Inc.	879,100	25,616,974	1.34%

Equity-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communications (continued)
Verizon Communications, Inc.	589,200	19,520,196	1.02%
OTHER SECURITIES		75,372,471	3.93%

		180,870,941
Consumer, Cyclical - 10.06%
Bed Bath & Beyond, Inc. * (a)	535,759	20,696,370	1.08%
Home Depot, Inc.	1,091,600	31,579,987	1.65%
Walt Disney Company	733,300	23,648,925	1.24%
Whirlpool Corp. (a)	250,600	20,213,396	1.06%
OTHER SECURITIES		96,409,377	5.03%

		192,548,055
Consumer, Non-cyclical - 10.85%
Bristol-Myers Squibb Company (a)	671,725	16,961,056	0.89%
Eli Lilly & Company	486,400	17,369,344	0.91%
Fortune Brands, Inc.	559,000	24,148,800	1.26%
Hershey Company	702,400	25,138,896	1.31%
Johnson & Johnson	282,000	18,163,620	0.95%
Kraft Foods, Inc., Class A	531,775	14,453,645	0.75%
Merck & Company, Inc.	632,050	23,095,106	1.21%
OTHER SECURITIES		68,406,700	3.57%

		207,737,167
Energy - 13.79%
Anadarko Petroleum Corp.	336,700	21,016,814	1.10%
BP PLC, SADR (a)	415,875	24,108,274	1.26%
Chevron Corp.	665,300	51,221,447	2.67%
Exxon Mobil Corp.	665,300	45,366,807	2.37%
Murphy Oil Corp.	420,900	22,812,780	1.19%
Royal Dutch Shell PLC, ADR (a)	643,700	38,692,807	2.02%
Schlumberger, Ltd.	364,700	23,738,323	1.24%
OTHER SECURITIES		37,120,808	1.94%

		264,078,060
Financial - 20.02%
American Express Company	1,053,300	42,679,716	2.23%
Bank of America Corp. (a)	2,801,593	42,191,990	2.20%
Bank of New York Mellon Corp.	783,700	21,920,089	1.14%
JPMorgan Chase & Company	1,577,575	65,737,551	3.44%
Legg Mason, Inc. (a)	488,802	14,742,268	0.77%
Marsh & McLennan Companies, Inc.	902,500	19,927,200	1.03%
U.S. Bancorp	1,271,600	28,623,716	1.50%

The accompanying notes are an integral part of the financial statements.    96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Wells Fargo & Company	1,317,200	35,551,228	1.86%
OTHER SECURITIES		111,920,009	5.85%

		383,293,767
Industrial - 13.55%
3M Company	419,800	34,704,866	1.81%
Boeing Company	366,600	19,844,058	1.04%
Deere & Company	364,600	19,721,214	1.03%
General Electric Company	2,938,600	44,461,018	2.32%
Honeywell International, Inc.	475,500	18,639,600	0.97%

Equity-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial (continued)
Illinois Tool Works, Inc.	529,900	$25,429,901	1.33%
United Parcel Service, Inc., Class B (a)	346,400	19,872,968	1.04%
Vulcan Materials Company (a)	301,900	15,901,073	0.83%
OTHER SECURITIES		60,937,484	3.18%

		259,512,182
Technology - 5.54%
Analog Devices, Inc.	587,800	18,562,724	0.98%
Computer Sciences Corp. *	335,824	19,319,955	1.01%
Microsoft Corp.	1,043,525	31,817,077	1.66%
OTHER SECURITIES		36,314,091	1.89%

		106,013,847
Utilities - 7.20%
Entergy Corp.	180,500	14,772,120	0.76%
NiSource, Inc.	994,900	15,301,562	0.80%
Progress Energy, Inc.	360,400	14,780,004	0.77%
OTHER SECURITIES		93,003,326	4.87%

		137,857,012

TOTAL COMMON STOCKS (Cost $1,752,179,864)		$1,839,365,878

CONVERTIBLE BONDS - 0.62%
Consumer, Cyclical - 0.62%		11,924,313	0.62%

TOTAL CONVERTIBLE BONDS (Cost $5,214,378)		$11,924,313

Securities Lending Collateral - 8.56%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	16,363,930	163,794,754	8.56%

TOTAL Securities Lending Collateral (Cost $163,802,559)		$163,794,754

SHORT TERM INVESTMENTS - 3.35%
T. Rowe Price Reserve Investment Fund, 0.2628%	63,658,186	63,658,186	3.32%
OTHER SECURITIES		550,000	0.03%

TOTAL SHORT TERM INVESTMENTS (Cost $64,208,186)		$64,208,186

Total Investments (Equity-Income Trust) (Cost $1,985,404,987) - 108.60%		$2,079,293,131	108.60%
Other Assets and Liabilities, Net - (8.60%)		(164,725,713)	(8.60%)

TOTAL NET ASSETS - 100.00%		$1,914,567,418	100.00%

Financial Services Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.57%
Consumer, Non-cyclical - 5.92%
Cielo SA	29,700	$258,854	0.25%
Moody’s Corp. (a)	130,800	3,505,440	3.38%
Visa, Inc. (a)	27,100	2,370,166	2.29%

		6,134,460
Energy - 4.77%
Canadian Natural Resources, Ltd.	68,600	4,935,770	4.77%
Financial - 83.37%
ACE, Ltd.	28,600	1,441,440	1.39%
American Express Company	284,100	11,511,733	11.11%
Ameriprise Financial, Inc.	58,440	2,268,641	2.19%
Banco Santander Brasil SA	23,200	323,408	0.31%
Bank of America Corp. (a)	19,499	293,655	0.28%
Bank of New York Mellon Corp.	174,100	4,869,577	4.70%
Brookfield Asset Management, Inc.	117,700	2,610,586	2.52%
Charles Schwab Corp.	21,700	408,394	0.39%
China Life Insurance Company, Ltd., SADR (a)	44,864	3,290,774	3.18%
Everest Re Group, Ltd.	34,000	2,913,120	2.81%
FPIC Insurance Group, Inc. *	27,734	1,071,087	1.03%
GAM Holding, Ltd.	115,800	1,409,103	1.36%
Goldman Sachs Group, Inc.	23,670	3,996,443	3.86%
ICICI Bank, Ltd., SADR	22,600	852,246	0.82%
JPMorgan Chase & Company	23,648	985,412	0.95%
Julius Baer Group, Ltd.	115,800	4,044,381	3.91%
Loews Corp.	217,600	7,909,760	7.64%
Markel Corp. *	11,800	4,012,000	3.87%
Oaktree Capital Group LLC *	164,700	5,435,100	5.25%
Progressive Corp. *	187,300	3,369,527	3.25%
RHJ International *	77,325	590,788	0.57%
State Bank of India, GDR	73,118	7,090,159	6.86%
T. Rowe Price Group, Inc. (a)	7,300	388,725	0.38%
The First Marblehead Corp. *	232,000	494,160	0.48%
Transatlantic Holdings, Inc.	170,418	8,880,482	8.59%

The accompanying notes are an integral part of the financial statements.   97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Wells Fargo & Company	217,400	5,867,626	5.67%

		86,328,327
Industrial - 1.53%
Sealed Air Corp.	72,600	1,587,036	1.53%

Technology - 2.98%
Dun & Bradstreet Corp.	36,600	3,087,942	2.98%

TOTAL COMMON STOCKS (Cost $96,452,166)		$102,073,535

Financial Services Trust
	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 9.21%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	952,513	$9,534,179	9.21%

TOTAL Securities Lending Collateral (Cost $9,534,784)		$9,534,179

SHORT TERM INVESTMENTS - 1.43%
Three Pillars Funding 0.350%, due 01/04/2010	1,477,000	1,476,963	1.43%

TOTAL SHORT TERM INVESTMENTS (Cost $1,476,963)		$1,476,963

Total Investments (Financial Services Trust) (Cost $107,463,913) - 109.21%		$113,084,677	109.21%
Other Assets and Liabilities, Net - (9.21%)		(9,538,697)	(9.21%)

TOTAL NET ASSETS - 100.00%		$103,545,980	100.00%

Franklin Templeton Founding Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
Investment Companies - 100.00%
Global (Templeton) (g)	34,363,380	468,372,867	33.31%
Income (Templeton) (g)	46,526,364	469,451,015	33.39%
Mutual Shares (Templeton) (g)	51,684,938	468,265,534	33.30%

TOTAL INVESTMENT COMPANIES (Cost $1,675,723,504)		$1,406,089,416

Total Investments (Franklin Templeton Founding Allocation Trust) (Cost $1,675,723,504) - 100.00%		$1,406,089,416	100.00%
Other Assets and Liabilities, Net - (0.00%)		(52,513)	(0.00%)

TOTAL NET ASSETS - 100.00%		$1,406,036,903	100.00%

Fundamental Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.23%
Basic Materials - 2.77%
Sino-Forest Corp. *	976,820	18,100,847	0.99%

Fundamental Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Basic Materials (continued)
Sino-Forest Corp. * (f)	31,600	$585,560	0.03%
OTHER SECURITIES		31,891,595	1.75%

		50,578,002
Communications - 5.41%
Comcast Corp., Class A	685,334	10,972,197	0.60%
Google, Inc., Class A *	49,130	30,459,617	1.67%
News Corp., Class A	1,868,270	25,576,617	1.40%
OTHER SECURITIES		31,680,864	1.74%

		98,689,295
Consumer, Cyclical - 11.03%
Bed Bath & Beyond, Inc. * (a)	578,030	22,329,299	1.22%
CarMax, Inc. * (a)	585,468	14,197,599	0.78%
Costco Wholesale Corp.	1,336,031	79,052,954	4.34%
CVS Caremark Corp.	1,357,497	43,724,978	2.39%
Harley-Davidson, Inc. (a)	754,978	19,025,446	1.04%
Walt Disney Company	482,600	15,563,850	0.85%
OTHER SECURITIES		7,553,752	0.41%

		201,447,878
Consumer, Non-cyclical - 18.21%
Becton, Dickinson & Company	216,400	17,065,304	0.94%
Cardinal Health, Inc.	353,328	11,391,295	0.62%
Diageo PLC, SADR	336,102	23,328,840	1.27%
Express Scripts, Inc. *	273,150	23,613,817	1.30%
Heineken Holding NV	503,555	21,097,426	1.16%
Iron Mountain, Inc. *	1,177,111	26,791,047	1.47%
Johnson & Johnson	593,720	38,241,505	2.10%
Merck & Company, Inc.	1,215,339	44,408,487	2.43%
Moody’s Corp. (a)	497,259	13,326,541	0.73%
Pfizer, Inc.	884,700	16,092,693	0.88%
Philip Morris International, Inc.	322,737	15,552,696	0.85%
Procter & Gamble Company	436,140	26,443,168	1.44%
OTHER SECURITIES		55,173,706	3.02%

		332,526,525
Diversified - 0.91%
China Merchants Holdings
International Company, Ltd.	5,165,487	16,640,515	0.91%

Energy - 16.23%
Canadian Natural Resources, Ltd.	614,655	44,224,427	2.42%
China Coal Energy Company, Series H	8,825,500	15,958,920	0.87%

The accompanying notes are an integral part of the financial statements.   98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Devon Energy Corp.	786,161	57,782,834	3.16%
EOG Resources, Inc.	659,742	64,192,897	3.52%
Occidental Petroleum Corp.	1,017,038	82,736,041	4.53%
Transocean, Ltd. *	182,372	15,100,402	0.83%
OTHER SECURITIES		16,421,120	0.90%

		296,416,641

Fundamental Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financial - 28.57%
American Express Company	1,791,469	$72,590,325	3.98%
Ameriprise Financial, Inc.	359,137	13,941,698	0.76%
Bank of New York Mellon Corp.	1,323,602	37,021,148	2.03%
Berkshire Hathaway, Inc., Class A *	855	84,816,000	4.65%
Hang Lung Group, Ltd.	2,197,100	10,855,243	0.59%
JPMorgan Chase & Company	1,106,908	46,124,856	2.53%
Julius Baer Group, Ltd.	775,600	27,088,274	1.48%
Loews Corp.	1,289,627	46,877,942	2.57%
Progressive Corp.	2,173,284	39,097,380	2.14%
Transatlantic Holdings, Inc.	341,559	17,798,639	0.97%
Wells Fargo & Company	2,827,126	76,304,132	4.19%
OTHER SECURITIES		49,053,680	2.68%

		521,569,317
Industrial - 5.81%
Kuehne & Nagel International AG	110,656	10,704,322	0.59%
Sealed Air Corp.	1,727,575	37,764,789	2.07%
Tyco International, Ltd. *	387,944	13,841,842	0.76%
OTHER SECURITIES		43,791,233	2.39%

		106,102,186
Technology - 7.09%
Agilent Technologies, Inc. *	700,480	21,763,914	1.19%
Hewlett-Packard Company	555,966	28,637,809	1.57%
Microsoft Corp.	1,194,654	36,424,999	2.00%
Texas Instruments, Inc.	1,048,410	27,321,565	1.50%
OTHER SECURITIES		15,233,244	0.83%

		129,381,531
Utilities - 0.20%		3,737,714	0.20%

TOTAL COMMON STOCKS (Cost $1,636,974,962)		$1,757,089,604

CONVERTIBLE BONDS - 0.43%
Basic Materials - 0.21%
Sino-Forest
5.000%, due 08/01/2013 (f)	3,244,100	3,832,093	0.21%
Communications - 0.22%		3,988,000	0.22%

TOTAL CONVERTIBLE BONDS (Cost $6,844,100)		$7,820,093

CORPORATE BONDS - 0.90%
Consumer, Cyclical - 0.60%
Harley-Davidson, Inc.15.000%, due 02/01/2014	9,000,000	11,016,135	0.60%
Industrial - 0.30%
Sealed Air 12.000%, due 02/14/2014 (f)	5,000,000	5,479,420	0.30%

TOTAL CORPORATE BONDS (Cost $14,000,000)		$16,495,555

Fundamental Value Trust
	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 3.41%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	6,211,218	$62,171,183	3.41%

TOTAL Securities Lending Collateral (Cost $62,175,134)		$62,171,183

SHORT TERM INVESTMENTS - 2.61%
Three Pillars Funding 0.350%, due 01/04/2010	47,668,000	47,666,650	2.61%

TOTAL SHORT TERM INVESTMENTS (Cost $47,666,650)		$47,666,650

Total Investments (Fundamental Value Trust) (Cost $1,767,660,846) - 103.58%		$1,891,243,085	103.58%
Other Assets and Liabilities, Net - (3.58%)		(65,381,451)	(3.58%)

TOTAL NET ASSETS - 100.00%		$1,825,861,634	100.00%

Global Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.00%

Australia - 0.54%		3,693,913	0.54%

Austria - 0.62%		4,283,271	0.62%

Bermuda - 0.48%		3,278,824	0.48%

Brazil - 0.86%		5,938,408	0.86%

Cayman Islands - 1.00%
Seagate Technology	377,720	6,870,727	1.00%

China - 0.33%		2,256,147	0.33%

France - 8.37%
France Telecom SA	344,790	8,608,513	1.25%
Sanofi-Aventis SA	186,980	14,656,748	2.12%
Total SA	193,690	12,411,956	1.80%

The accompanying notes are an integral part of the financial statements.   99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Vivendi SA	355,630	10,498,797	1.52%
OTHER SECURITIES		11,580,093	1.68%

		57,756,107
Germany - 5.34%
Bayerische Motoren Werke (BMW) AG	113,320	5,151,705	0.75%
Deutsche Post AG	305,820	5,884,350	0.85%

Global Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Germany (continued)
SAP AG	121,060	$5,709,668	0.83%
Siemens AG	122,330	11,220,468	1.62%
OTHER SECURITIES		8,889,164	1.29%

		36,855,355
Hong Kong - 1.15%		7,951,647	1.15%

India - 0.47%		3,238,912	0.47%

Ireland - 5.11%
Accenture PLC	437,960	18,175,340	2.63%
Covidien PLC	252,400	12,087,436	1.75%
CRH PLC	185,553	5,026,199	0.73%

		35,288,975
Italy - 2.73%
Eni SpA	305,820	7,785,897	1.12%
Intesa Sanpaolo SpA *	1,479,100	6,627,301	0.96%
OTHER SECURITIES		4,453,842	0.65%

		18,867,040
Japan - 2.20%
Toyota Motor Corp.	125,990	5,293,578	0.78%
OTHER SECURITIES		9,882,943	1.42%

		15,176,521
Netherlands - 4.72%
ING Groep NV *	588,380	5,687,972	0.82%
Koninklijke (Royal) Philips
Electronics NV	208,980	6,187,904	0.91%
Royal Dutch Shell PLC, A Shares	98,718	2,986,013	0.43%
Royal Dutch Shell PLC, B Shares	203,880	5,941,090	0.86%
OTHER SECURITIES		11,788,118	1.70%

		32,591,097
Norway - 0.55%		3,804,741	0.55%

Russia - 0.45%		3,088,468	0.45%

Singapore - 2.69%
Singapore Telecommunications, Ltd.	4,213,000	9,277,753	1.35%
OTHER SECURITIES		9,291,528	1.34%

		18,569,281
South Korea - 3.65%
Hyundai Motor Company, Ltd. *	75,000	7,742,400	1.12%
Samsung Electronics Company, Ltd.	20,280	13,850,895	2.01%
OTHER SECURITIES		3,561,941	0.52%

		25,155,236
Spain - 1.47%
Telefonica SA	221,280	6,167,417	0.89%
OTHER SECURITIES		3,982,406	0.58%

		10,149,823

Sweden - 1.09%		7,546,124	1.09%

Switzerland - 8.03%
Novartis AG	203,880	11,107,836	1.62%
Roche Holdings AG - Genusschein	45,410	7,724,976	1.12%
Tyco Electronics, Ltd. *	305,820	7,507,881	1.09%
Tyco International, Ltd.	244,660	8,729,469	1.26%
OTHER SECURITIES		20,368,847	2.94%

		55,439,009
Taiwan - 1.79%
Taiwan Semiconductor Manufacturing Company, Ltd.	5,080,103	10,190,366	1.47%
OTHER SECURITIES		2,190,968	0.32%

		12,381,334
Turkey - 0.43%		2,934,822	0.43%

United Kingdom - 12.69%
Aviva PLC	1,265,190	8,012,797	1.16%
BP PLC	1,150,340	11,125,150	1.62%
GlaxoSmithKline PLC	512,460	10,855,525	1.57%
HSBC Holdings PLC	550,000	6,261,384	0.91%
Kingfisher PLC	1,682,040	6,165,833	0.89%
Pearson PLC	407,760	5,861,810	0.85%
Vodafone Group PLC	4,623,360	10,706,318	1.55%
Wolseley PLC *	298,548	5,972,469	0.87%
OTHER SECURITIES		22,605,467	3.27%

		87,566,753
United States - 32.24%
American Express Company	138,940	5,629,849	0.82%
Amgen, Inc. *	303,200	17,152,023	2.48%
Cisco Systems, Inc. *	358,370	8,579,378	1.24%
Comcast Corp., Class A	626,520	10,030,585	1.45%
Merck & Company, Inc.	222,240	8,120,650	1.18%
Microsoft Corp.	600,000	18,293,999	2.64%
News Corp., Class A	849,160	11,624,999	1.68%
Oracle Corp.	798,140	19,586,355	2.83%
Pfizer, Inc.	662,620	12,053,057	1.75%
Progressive Corp.	356,390	6,411,456	0.93%
Quest Diagnostics, Inc.	136,710	8,254,550	1.20%
United Parcel Service, Inc., Class B	152,910	8,772,447	1.27%
Viacom, Inc., Class B *	227,000	6,748,710	0.98%

The accompanying notes are an integral part of the financial statements.   100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Walt Disney Company	170,960	5,513,460	0.80%
OTHER SECURITIES		75,779,523	10.99%

		222,551,041

TOTAL COMMON STOCKS (Cost $755,172,130)		$683,233,576

Global Trust

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 1.93%
United States - 1.93%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,333,604	$13,348,711	1.93%

TOTAL Securities Lending Collateral (Cost $13,349,188)		$13,348,711

SHORT TERM INVESTMENTS - 0.67%

TOTAL SHORT TERM INVESTMENTS (Cost $4,645,000)		$4,645,000

Total Investments (Global Trust) (Cost $773,166,318) - 101.60%		$701,227,287	101.60%
Other Assets and Liabilities, Net - (1.60%)		(11,097,444)	(1.60%)

TOTAL NET ASSETS - 100.00%		$690,129,843	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Pharmaceuticals	9.27%

Insurance	6.42%

Software	6.32%

Telecommunications Equipment & Services	5.02%

International Oil	4.92%

Growth Equity Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.82%
Basic Materials - 4.36%
Freeport-McMoRan Copper & Gold, Inc., Class B *	128,420	10,310,842	1.87%
Praxair, Inc.	111,420	8,948,140	1.63%
OTHER SECURITIES		4,730,121	0.86%

		23,989,103
Communications - 15.82%
Amazon.com, Inc. *	110,990	14,930,375	2.71%
American Tower Corp., Class A *	215,970	9,332,064	1.70%
Cisco Systems, Inc. *	730,140	17,479,551	3.18%
Google, Inc., Class A *	24,660	15,288,707	2.78%
Juniper Networks, Inc. *	212,200	5,659,374	1.03%
QUALCOMM, Inc.	209,280	9,681,292	1.75%
Time Warner, Inc.	213,750	6,228,675	1.13%
OTHER SECURITIES		8,467,819	1.54%

		87,067,857
Consumer, Cyclical - 7.69%
Carnival Corp. *	165,040	5,230,117	0.95%
Lowe’s Companies, Inc.	220,690	5,161,940	0.95%
OTHER SECURITIES		31,931,557	5.79%

		42,323,614
Consumer, Non-cyclical - 25.24%
Abbott Laboratories	120,000	6,478,800	1.17%
Alcon, Inc.	49,310	8,104,099	1.47%
Allergan, Inc.	92,240	5,812,042	1.06%
Amgen, Inc. *	115,490	6,533,269	1.19%
Baxter International, Inc.	97,340	5,711,911	1.04%
Colgate-Palmolive Company	154,440	12,687,246	2.30%
Express Scripts, Inc. *	82,680	7,147,686	1.30%
General Mills, Inc.	86,260	6,108,071	1.11%
Medtronic, Inc.	156,870	6,899,143	1.25%
PepsiCo, Inc.	194,120	11,802,496	2.14%
Philip Morris International, Inc.	159,880	7,704,617	1.40%
Visa, Inc. (a)	176,090	15,400,831	2.80%
OTHER SECURITIES		38,592,609	7.01%

		138,982,820
Energy - 4.66%
Cameron International Corp. *	215,470	9,006,646	1.64%
Southwestern Energy Company *	158,340	7,631,988	1.39%
Transocean, Ltd. *	108,870	9,014,436	1.63%

		25,653,070
Financial - 7.46%
BlackRock, Inc., Class A (a)	43,210	10,033,362	1.83%
Franklin Resources, Inc.	86,380	9,100,133	1.65%
Goldman Sachs Group, Inc.	50,150	8,467,326	1.54%
IntercontinentalExchange, Inc. *	54,480	6,118,104	1.11%
JPMorgan Chase & Company	176,330	7,347,671	1.33%

		41,066,596
Industrial - 11.38%
3M Company	92,730	7,665,989	1.39%
CSX Corp.	118,210	5,732,003	1.04%
Cummins, Inc.	193,280	8,863,820	1.61%
Danaher Corp.	88,790	6,677,008	1.21%
Expeditors International of Washington,Inc.	189,370	6,576,820	1.19%
Precision Castparts Corp.	60,930	6,723,626	1.22%

The accompanying notes are an integral part of the financial statements.   101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

United Technologies Corp.	109,310	7,587,207	1.38%
OTHER SECURITIES		12,839,375	2.34%

		62,665,848

Growth Equity Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Technology - 21.03%
Adobe Systems, Inc. *	225,910	$8,308,970	1.51%
Apple, Inc. *	103,820	21,891,485	3.97%
Check Point Software Technologies, Ltd. *	167,290	5,667,785	1.03%
Cognizant Technology Solutions Corp., Class A *	120,050	5,438,265	0.99%
EMC Corp. *	564,400	9,860,068	1.79%
Intel Corp.	466,740	9,521,496	1.73%
Marvell Technology Group, Ltd. *	372,080	7,720,660	1.40%
Microsoft Corp.	557,450	16,996,650	3.09%
Oracle Corp.	243,190	5,967,883	1.08%
OTHER SECURITIES		24,381,923	4.44%

		115,755,185
Utilities - 1.18%
AES Corp. *	486,990	6,481,837	1.18%

TOTAL COMMON STOCKS (Cost $452,001,080)		$543,985,930

Securities Lending Collateral - 6.01%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	3,307,156	33,102,983	6.01%

TOTAL Securities Lending Collateral (Cost $33,104,171)		$33,102,983

REPURCHASE AGREEMENTS - 1.16%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,359,000 on 01/04/2010, collateralized by $5,980,000 Federal Home Loan Mortgage Corp., 4.375% due 07/25/2015 (valued at $6,488,300, including interest)	6,359,000	6,359,000	1.16%

TOTAL REPURCHASE AGREEMENTS (Cost $6,359,000)		$6,359,000

Total Investments (Growth Equity Trust) (Cost $491,464,251) - 105.99%		$583,447,913	105.99%
Other Assets and Liabilities, Net - (5.99%)		(32,983,060)	(5.99%)

TOTAL NET ASSETS - 100.00%		$550,464,853	100.00%

Health Sciences Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 100.75%
Basic Materials - 1.11%
Monsanto Company ***	11,400	$931,950	0.69%
OTHER SECURITIES		561,210	0.42%

		1,493,160
Consumer, Cyclical - 2.03%
CVS Caremark Corp. ***	48,600	1,565,406	1.17%
OTHER SECURITIES		1,170,355	0.86%

		2,735,761
Consumer, Non-cyclical - 91.38%
Alexion Pharmaceuticals, Inc. * ***	113,720	5,551,810	4.13%
Alkermes, Inc. *	96,500	908,065	0.67%
Allergan, Inc. ***	33,800	2,129,738	1.58%
AMAG Pharmaceuticals, Inc. * ***	22,500	855,675	0.63%
AMERIGROUP Corp. * ***	46,600	1,256,336	0.93%
Amgen, Inc. * ***	44,500	2,517,365	1.87%
Baxter International, Inc. ***	50,600	2,969,207	2.19%
BioMarin Pharmaceutical, Inc. *	112,400	2,114,244	1.57%
CareFusion Corp. * ***	83,030	2,076,580	1.54%
Catalyst Health Solutions, Inc. *	49,100	1,790,677	1.33%
Celgene Corp. * ***	47,566	2,648,475	1.96%
Cephalon, Inc. * ***	40,400	2,521,364	1.87%
Chugai Pharmaceutical Company, Ltd.	50,200	935,247	0.70%
Community Health Systems, Inc. * *** .	53,200	1,893,920	1.39%
Conceptus, Inc. * ***	70,800	1,328,208	0.99%
Covance, Inc. * ***	24,700	1,347,879	1.00%
Covidien PLC ***	52,025	2,491,477	1.85%
Cubist Pharmaceuticals, Inc. * ***	43,300	821,401	0.61%
DaVita, Inc. * ***	19,395	1,139,262	0.85%
Edwards Lifesciences Corp. *	14,700	1,276,695	0.95%
Elan Corp. PLC, SADR * ***	143,000	932,360	0.69%
Express Scripts, Inc. * ***	26,400	2,282,280	1.69%
Gilead Sciences, Inc. * ***	157,196	6,803,444	5.06%
Henry Schein, Inc. * ***	54,700	2,877,220	2.12%
Human Genome Sciences, Inc. * ***	84,600	2,588,759	1.91%
Humana, Inc. * ***	48,852	2,144,114	1.59%
Illumina, Inc. * ***	48,300	1,480,395	1.10%
Incyte Corp. *	241,500	2,200,065	1.63%
Intuitive Surgical, Inc. * ***	5,500	1,668,260	1.24%
McKesson Corp. ***	25,700	1,606,250	1.19%
Medco Health Solutions, Inc. * ***	58,500	3,738,736	2.78%
Medicines Company *	169,155	1,410,753	1.05%
Medtronic, Inc. ***	51,900	2,282,562	1.69%
Merck & Company, Inc. * ***	117,409	4,290,125	3.18%
OSI Pharmaceuticals, Inc. * ***	27,688	859,159	0.64%
Roche Holdings AG - Genusschein	19,683	3,348,397	2.48%
Shire PLC, ADR ***	20,100	1,179,870	0.88%
St. Jude Medical, Inc. * ***	41,700	1,533,726	1.14%
Stryker Corp.	27,800	1,400,286	1.04%

The accompanying notes are an integral part of the financial statements.   102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Health Sciences Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Teva Pharmaceutical Industries, Ltd., SADR	64,165	$3,604,790	2.67%
Vertex Pharmaceuticals, Inc. * ***	74,804	3,205,351	2.38%
WellPoint, Inc. * ***	41,000	2,389,890	1.78%
Wright Medical Group, Inc. *	52,000	985,400	0.73%
OTHER SECURITIES		29,811,863	22.11%

		123,197,680
Financial - 1.89%
Aetna, Inc. ***	33,490	1,061,633	0.79%
CIGNA Corp. ***	37,000	1,304,990	0.96%
OTHER SECURITIES		184,287	0.14%

		2,550,910
Industrial - 1.29%
Waters Corp. *	15,000	929,400	0.68%
OTHER SECURITIES		814,765	0.61%

		1,744,165
Technology - 3.05%
Eclipsys Corp. *	43,800	811,176	0.61%
SXC Health Solutions Corp. * ***	16,000	863,200	0.64%
OTHER SECURITIES		2,442,678	1.80%

		4,117,054

TOTAL COMMON STOCKS (Cost $130,622,862)		$135,838,730

PREFERRED STOCKS - 0.11%
Consumer, Non-cyclical - 0.11%		153,300	0.11%

TOTAL PREFERRED STOCKS (Cost $153,300)		$153,300

WARRANTS - 0.06%
Consumer, Non-cyclical - 0.06%		78,522	0.06%

TOTAL WARRANTS (Cost $16,414)		$78,522

SHORT TERM INVESTMENTS - 0.81%

TOTAL SHORT TERM INVESTMENTS (Cost $1,089,760)		$1,089,760

Total Investments (Health Sciences Trust) (Cost $131,882,336) - 101.73%		$137,160,312	101.73%
Other Assets and Liabilities, Net - (1.73%)		(2,338,245)	(1.73%)

TOTAL NET ASSETS - 100.00%		$134,822,067	100.00%

International Core Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.07%
Australia - 3.95%
Australia and New Zealand Banking Group, Ltd.	168,074	$3,419,599	0.44%
Commonwealth Bank of Australia, Ltd.	94,142	4,590,568	0.59%
Woodside Petroleum, Ltd.	79,596	3,345,388	0.43%
OTHER SECURITIES		19,567,274	2.49%

		30,922,829
Austria - 0.24%		1,873,392	0.24%

Belgium - 1.72%
Anheuser-Busch InBev NV	116,886	6,038,811	0.78%
OTHER SECURITIES		7,390,380	0.94%

		13,429,191
Bermuda - 0.19%		1,525,893	0.19%

Bulgaria - 0.00%		3	0.00%

Canada - 2.54%
Bank of Montreal	78,300	4,181,340	0.53%
OTHER SECURITIES		15,733,536	2.01%

		19,914,876
Denmark - 0.48%		3,731,082	0.48%

Finland - 0.66%		5,144,497	0.66%

France - 8.81%
BNP Paribas SA	132,209	10,433,091	1.33%
Sanofi-Aventis SA	236,302	18,522,938	2.37%
Societe Generale	83,524	5,779,231	0.74%
Total SA	89,220	5,717,356	0.73%
OTHER SECURITIES		28,529,574	3.64%

		68,982,190
Germany - 4.69%
Deutsche Bank AG	59,341	4,182,515	0.54%
SAP AG	77,405	3,650,725	0.47%
OTHER SECURITIES		28,918,670	3.68%

		36,751,910
Greece - 0.74%		5,781,319	0.74%

Hong Kong - 1.56%
CLP Holdings, Ltd.	523,096	3,534,526	0.45%
OTHER SECURITIES		8,708,728	1.11%

		12,243,254
Ireland - 0.86%		6,764,711	0.86%

Italy - 5.08%
Enel SpA	847,267	4,920,004	0.63%
Eni SpA	462,501	11,774,854	1.50%

The accompanying notes are an integral part of the financial statements.    103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Core Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Italy (continued)
UniCredit Italiano SpA *	2,402,772	$7,992,531	1.02%
OTHER SECURITIES		15,095,485	1.93%

		39,782,874
Japan - 23.50%
Fast Retailing Company, Ltd.	20,200	3,770,095	0.48%
Honda Motor Company, Ltd.	235,288	7,955,572	1.01%
Mitsubishi Corp.	122,305	3,040,850	0.39%
Mizuho Financial Group, Inc.	2,472,900	4,424,810	0.56%
Nissan Motor Company, Ltd. *	1,042,000	9,107,078	1.15%
NTT DoCoMo, Inc.	2,662	3,708,220	0.47%
Seven & I Holdings Company, Ltd.	232,000	4,708,925	0.59%
Takeda Pharmaceutical Company, Ltd.	102,511	4,208,656	0.54%
OTHER SECURITIES		142,971,129	18.31%

		183,895,335
Luxembourg - 0.40%		3,139,803	0.40%

Netherlands - 4.35%
ING Groep NV *	734,388	7,099,457	0.91%
Royal Dutch Shell PLC, A Shares	341,308	10,305,004	1.32%
Royal Dutch Shell PLC, B Shares	223,154	6,502,737	0.83%
OTHER SECURITIES		10,114,199	1.29%

		34,021,397
New Zealand - 0.39%		3,029,327	0.39%

Norway - 0.15%		1,147,436	0.15%

Portugal - 0.09%		699,387	0.09%

Singapore - 1.66%		12,970,272	1.66%

Spain - 4.51%
Banco Bilbao Vizcaya Argentaria SA	390,220	7,068,578	0.90%
Banco Santander Central Hispano SA	1,026,465	16,864,711	2.16%
Repsol YPF SA (a)	124,849	3,333,349	0.43%
Telefonica SA	127,790	3,561,705	0.45%
OTHER SECURITIES		4,463,023	0.57%

		35,291,366
Sweden - 3.15%
Boliden AB	292,829	3,741,894	0.48%
Hennes & Mauritz AB, B shares	116,874	6,467,503	0.83%
OTHER SECURITIES		14,489,662	1.84%

		24,699,059
Switzerland - 6.95%
Credit Suisse Group AG	115,408	5,683,975	0.73%
Nestle SA	200,016	9,717,337	1.24%
Novartis AG	346,607	18,883,924	2.40%
Roche Holdings AG - Genusschein	61,320	10,431,524	1.33%
Xstrata PLC *	305,911	5,388,227	0.69%
OTHER SECURITIES		4,339,163	0.56%

		54,444,150
United Kingdom - 19.02%
Anglo American PLC *	100,294	4,340,608	0.55%
AstraZeneca Group PLC	339,264	15,941,033	2.04%
Barclays PLC	2,352,361	10,366,099	1.32%
BG Group PLC	238,220	4,265,992	0.54%
Diageo PLC	212,188	3,700,426	0.47%
GlaxoSmithKline PLC	1,192,262	25,255,883	3.24%
HSBC Holdings PLC	336,007	3,834,623	0.49%
Reckitt Benckiser PLC	93,517	5,066,550	0.65%
Standard Chartered PLC	227,281	5,691,704	0.73%
Vodafone Group PLC	3,744,580	8,671,327	1.11%
OTHER SECURITIES		61,743,302	7.88%

		148,877,547
United States - 0.38%		3,001,795	0.38%

TOTAL COMMON STOCKS (Cost $804,787,786)		$752,064,895

PREFERRED STOCKS - 0.10%

Germany - 0.10%		805,774	0.10%

TOTAL PREFERRED STOCKS (Cost $438,952)		$805,774

RIGHTS - 0.00%

Australia - 0.00%		30,387	0.00%

Belgium - 0.00%		0	0.00%

TOTAL RIGHTS (Cost $0)		$30,387

Securities Lending Collateral - 1.47%
United States - 1.47%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,149,787	11,508,794	1.47%

TOTAL Securities Lending Collateral (Cost $11,509,424)		$11,508,794

SHORT TERM INVESTMENTS - 0.83%
U.S. Treasury Bills 0.010%, due 03/18/2010	6,500,000	6,499,383	0.83%

TOTAL SHORT TERM
INVESTMENTS (Cost $6,499,383)		$6,499,383

The accompanying notes are an integral part of the financial statements.    104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Core Trust

REPURCHASE AGREEMENTS - 2.05%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $16,072,000 on 01/04/2010, collateralized by $16,750,000 Federal National Mortgage Association, 5.00% due 05/20/2024 (valued at $16,394,063, including interest)	16,072,000	$16,072,000	2.05%

TOTAL REPURCHASE AGREEMENTS (Cost $16,072,000)		$16,072,000

Total Investments (International Core Trust) (Cost $839,307,545) - 100.52%		$786,981,233	100.52%
Other Assets and Liabilities, Net - (0.52%)		(4,118,298)	(0.52%)

TOTAL NET ASSETS - 100.00%		$782,862,935	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	14.82%

Pharmaceuticals	8.38%

International Oil	5.44%

Drugs & Health Care	5.00%

Retail Trade	4.56%

International Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.52%
Australia - 1.61%
CSL, Ltd.	320,972	9,337,737	1.61%

Belgium - 2.88%
Anheuser-Busch InBev NV	323,950	16,736,585	2.88%

Brazil - 10.48%
Cyrela Brazil Realty SA	625,700	8,671,959	1.49%
Gafisa SA	542,091	8,789,345	1.51%
Itau Unibanco Holding SA	270,467	6,177,466	1.06%
OGX Petroleo e Gas Participacoes SA	1,120,000	10,948,520	1.89%
PDG Realty SA Empreendimentos e Participacoes	572,600	5,618,949	0.97%
Petroleo Brasileiro SA, ADR	177,007	8,439,694	1.45%
Vale SA	301,900	8,764,157	1.51%
OTHER SECURITIES		3,507,192	0.60%

		60,917,282
Canada - 1.00%		5,826,863	1.00%

China - 3.29%		19,115,138	3.29%

Denmark - 4.04%
Novo Nordisk AS	194,213	12,426,293	2.14%
Vestas Wind Systems AS *	126,824	7,760,009	1.33%
OTHER SECURITIES		3,328,956	0.57%

		23,515,258
France - 5.65%
Alstom SA	145,624	10,117,733	1.74%
Schneider Electric SA	94,827	10,985,885	1.88%
OTHER SECURITIES		11,769,208	2.03%

		32,872,826
Germany - 11.50%
BASF SE	325,292	20,176,710	3.47%
Daimler AG	412,082	22,016,303	3.79%
Infineon Technologies AG *	1,753,055	9,677,859	1.66%
Metro AG	141,661	8,634,696	1.48%
Thyssen Krupp AG	169,464	6,382,343	1.10%

		66,887,911
Hong Kong - 4.60%
Cheung Kong Holdings, Ltd.	924,000	11,896,367	2.05%
CNOOC, Ltd.	3,696,500	5,745,476	0.99%
OTHER SECURITIES		9,097,240	1.56%

		26,739,083
India - 3.56%
ICICI Bank, Ltd., SADR	312,130	11,770,422	2.02%
Reliance Industries, Ltd., GDR (f)	192,450	8,948,925	1.54%

		20,719,347
Ireland - 1.05%
Covidien PLC	127,900	6,125,131	1.05%

Israel - 1.27%
Teva Pharmaceutical Industries, Ltd., SADR	131,514	7,388,457	1.27%

Italy - 1.53%
Fiat SpA *	612,818	8,918,827	1.53%

Japan - 8.19%
Daikin Industries, Ltd.	144,775	5,650,247	0.97%
Daiwa Securities Group, Inc.	1,157,000	5,800,299	1.00%
Honda Motor Company, Ltd.	168,800	5,707,476	0.98%
Marubeni Corp.	2,301,000	12,526,581	2.16%
Mizuho Financial Group, Inc.	3,451,300	6,175,483	1.06%
OTHER SECURITIES		11,748,404	2.02%

		47,608,490

The accompanying notes are an integral part of the financial statements.   105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Mexico - 1.54%
Cemex SA de CV, SADR *	759,332	$8,975,304	1.54%

Netherlands - 2.75%
Akzo Nobel NV	134,446	8,861,696	1.53%
ASML Holding NV	209,408	7,122,590	1.22%

		15,984,286
Singapore - 1.99%
Capitaland, Ltd.	3,903,000	11,560,584	1.99%

Spain - 5.41%
Banco Bilbao Vizcaya Argentaria SA	319,649	5,790,230	1.00%
Telefonica SA	722,239	20,129,920	3.46%
OTHER SECURITIES		5,547,423	0.95%

		31,467,573
Switzerland - 15.00%
ABB, Ltd. *	334,838	6,403,904	1.10%
Credit Suisse Group AG	376,182	18,527,392	3.18%
Lonza Group AG	98,335	6,896,362	1.19%
Nestle SA	216,493	10,517,836	1.81%
Novartis AG	267,003	14,546,919	2.50%
Syngenta AG	20,997	5,883,720	1.01%
Transocean, Ltd. *	215,014	17,803,159	3.06%
OTHER SECURITIES		6,693,627	1.15%

		87,272,919
Taiwan - 1.67%
Hon Hai Precision Industry Company, Ltd.	2,061,167	9,696,155	1.67%

United Kingdom - 8.51%
Autonomy Corp. PLC *	250,349	6,104,006	1.05%
HSBC Holdings PLC	1,781,634	20,332,599	3.50%
Reckitt Benckiser PLC	111,932	6,064,235	1.04%
Standard Chartered PLC	232,015	5,810,255	1.00%
Tesco PLC	818,969	5,626,983	0.97%
OTHER SECURITIES		5,530,660	0.95%

		49,468,738

TOTAL COMMON STOCKS (Cost $495,453,920)		$567,134,494

RIGHTS - 0.00%

Brazil - 0.00%		0	0.00%

TOTAL RIGHTS (Cost $0)		$0

REPURCHASE AGREEMENTS - 3.97%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $23,062,000 on 01/04/2010, collateralized by $1,440,000 Federal National Mortgage Association, 5.00% due 05/21/2024 (valued at $1,409,400, including interest) and $21,165,000 Federal Home Loan Mortgage Corp., 5.68% due 09/15/2017 (valued at $22,117,425, including interest)	23,062,000	$23,062,000	3.97%

TOTAL REPURCHASE AGREEMENTS (Cost $23,062,000)		$23,062,000

Total Investments (International Opportunities Trust) (Cost $518,515,920) - 101.49%		$590,196,494	101.49%
Other Assets and Liabilities, Net - (1.49%)		(8,655,827)	(1.49%)

TOTAL NET ASSETS - 100.00%		$581,540,667	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Financial Services	8.74%

Real Estate	8.51%

Chemicals	7.19%

Banking	6.76%

Automobiles	6.30%

International Small Company Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.83%
Australia - 7.97%

		18,264,757	7.97%
Austria - 1.08%
Wienerberger Baustoffindustrie AG *	29,903	542,787	0.23%
OTHER SECURITIES		1,940,848	0.85%

		2,483,635
Belgium - 1.20%
Bekaert SA	3,278	507,278	0.21%
OTHER SECURITIES		2,242,613	0.99%

		2,749,891
Bermuda - 0.04%		86,261	0.04%

Canada - 9.63%
Groupe Aeroplan, Inc.	46,100	480,021	0.22%

The accompanying notes are an integral part of the financial statements.   106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Small Company Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Canada (continued)
Methanex Corp.	23,200	$455,416	0.21%
OTHER SECURITIES		21,145,250	9.20%

		22,080,687
China - 0.07%		160,607	0.07%

Denmark - 0.97%		2,234,844	0.97%

Finland - 2.68%
Elisa Oyj, Class A	29,688	678,238	0.29%
Kesko Oyj	17,748	585,377	0.25%
Nokian Renkaat Oyj (a)	23,745	576,128	0.24%
YIT Oyj	27,173	559,875	0.24%
OTHER SECURITIES		3,749,777	1.66%

		6,149,395
France - 4.35%
Arkema SA	13,823	507,916	0.23%
Atos Origin SA *	10,870	494,924	0.22%
Cie Generale de Geophysique-Veritas *	36,199	772,078	0.35%
Nexans SA	6,396	504,840	0.23%
Societe Television Francaise 1	26,534	490,001	0.21%
Valeo SA *	16,929	588,630	0.27%
OTHER SECURITIES		6,622,462	2.84%

		9,980,851
Germany - 5.00%
Lanxess AG	19,737	742,938	0.33%
MTU Aero Engines Holding AG	9,931	544,938	0.24%
Rhoen-Klinikum AG	23,132	565,782	0.26%
Software AG	4,489	491,746	0.21%
Symrise AG	25,982	557,483	0.24%
OTHER SECURITIES		8,563,710	3.72%

		11,466,597
Greece - 1.14%

		2,609,146	1.14%
Hong Kong - 2.85%

		6,529,807	2.85%
Ireland - 1.52%
C&C Group PLC	121,292	523,447	0.22%
DCC PLC	16,966	473,807	0.20%
OTHER SECURITIES		2,492,841	1.10%

		3,490,095
Italy - 3.38%
Banca Popolare di Milano SpA	94,715	671,912	0.28%
OTHER SECURITIES		7,078,517	3.10%

		7,750,429
Japan - 24.07%

		55,166,740	24.07%
Netherlands - 2.11%
SBM Offshore NV	30,030	587,599	0.27%
OTHER SECURITIES		4,237,979	1.84%

		4,825,578
New Zealand - 0.58%

		1,322,104	0.58%
Norway - 1.38%		3,153,110	1.38%

Portugal - 0.58%		1,325,369	0.58%

Singapore - 1.51%		3,470,425	1.51%

South Korea - 0.00%		0	0.00%

Spain - 2.12%

		4,871,362	2.12%
Sweden - 3.00%
Modern Times Group AB, Series B	12,693	628,168	0.28%
Oriflame Cosmetics AB	8,379	499,590	0.22%
OTHER SECURITIES		5,743,306	2.50%

		6,871,064
Switzerland - 4.34%
Aryzta AG *	17,844	665,566	0.30%
Clariant AG *	59,500	698,841	0.31%
GAM Holding, Ltd.	37,512	456,462	0.20%
Logitech International SA *	33,811	581,647	0.25%
OTHER SECURITIES		7,541,666	3.28%

		9,944,182
Taiwan - 0.00%		0	0.00%

Thailand - 0.49%
Total Access Communication PCL	1,011,405	1,122,435	0.49%

United Kingdom - 17.41%
Babcock International Group PLC	57,211	548,320	0.24%
Berkeley Group Holdings PLC *	35,943	472,594	0.21%
BICC PLC	131,434	546,172	0.24%
Charter International PLC	42,069	486,222	0.21%
Cookson Group PLC *	81,290	547,124	0.24%
FirstGroup PLC	127,534	870,048	0.39%
Hays PLC	327,125	545,355	0.24%
IG Group Holdings PLC	80,961	492,807	0.21%
IMI PLC	80,274	671,752	0.29%
Inchcape PLC *	1,162,424	553,331	0.24%
Intertek Group PLC	39,515	795,634	0.35%
Michael Page International PLC	80,368	487,281	0.21%
Mondi PLC	108,009	583,597	0.25%
Peter Hambro Mining PLC *	34,327	562,212	0.25%

The accompanying notes are an integral part of the financial statements.   107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Small Company Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United Kingdom (continued)
Premier Oil PLC *	28,570	$506,475	0.22%
Provident Financial PLC	33,463	501,137	0.22%
SSL International PLC	53,418	674,087	0.29%
Travis Perkins PLC *	55,223	753,246	0.33%
Weir Group PLC	55,778	639,368	0.28%
OTHER SECURITIES		28,680,087	12.50%

		39,916,849
United States - 0.36%

		835,970	0.36%

TOTAL COMMON STOCKS (Cost $260,402,405)		$228,862,190

PREFERRED STOCKS - 0.01%

Australia - 0.01%		24,199	0.01%

TOTAL PREFERRED STOCKS (Cost $34,807)		$24,199

WARRANTS - 0.04%

Australia - 0.00%		164	0.00%

Canada - 0.00%		200	0.00%

France - 0.00%		2,171	0.00%

Hong Kong - 0.04%		90,510	0.04%

TOTAL WARRANTS (Cost $2,524)		$93,045

RIGHTS - 0.01%

Finland - 0.01%		19,668	0.01%

TOTAL RIGHTS (Cost $0)		$19,668

Securities Lending Collateral - 2.98%
United States - 2.98%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	683,244	6,838,933	2.98%

TOTAL Securities Lending Collateral (Cost $6,839,313)		$6,838,933

Total Investments (International Small Company Trust) (Cost $267,279,049) - 102.87%		$235,838,035	102.87%
Other Assets and Liabilities, Net - (2.87%)		(6,594,611)	(2.87%)

TOTAL NET ASSETS - 100.00%		$229,243,424	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Building Materials & Construction	5.42%

Banking	4.50%

Metal & Metal Products	3.98%

Food & Beverages	3.88%

Financial Services	3.82%

International Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.80%

Australia - 0.73%		6,166,987	0.73%

Austria - 0.99%
Telekom Austria AG	590,030	8,424,195	0.99%

Bermuda - 0.58%		4,893,216	0.58%

Brazil - 0.63%		5,392,187	0.63%

Canada - 1.62%		13,798,323	1.62%

China - 1.18%		10,032,636	1.18%

France - 11.98%
AXA Group SA	698,761	16,525,865	1.95%
France Telecom SA	986,066	24,619,515	2.91%
Sanofi-Aventis SA	238,803	18,718,982	2.20%
Total SA	253,136	16,221,348	1.91%
Vivendi SA	371,320	10,961,992	1.29%
OTHER SECURITIES		14,659,364	1.72%

		101,707,066
Germany - 10.01%
Bayerische Motoren Werke (BMW) AG	213,056	9,685,860	1.14%
Deutsche Post AG	561,851	10,810,698	1.27%
Merck KGaA	113,700	10,627,389	1.25%
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	100,404	15,651,679	1.85%
SAP AG	276,230	13,028,098	1.53%
Siemens AG	140,641	12,900,006	1.52%
OTHER SECURITIES		12,336,542	1.45%

		85,040,272
Hong Kong - 1.27%
Hutchison Whampoa, Ltd.	1,287,031	8,809,892	1.04%
OTHER SECURITIES		1,966,755	0.23%

		10,776,647

The accompanying notes are an integral part of the financial statements.   108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

International Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Israel - 1.21%
Check Point Software Technologies, Ltd.*	303,691	$10,289,051	1.21%

Italy - 1.77%
Autogrill SpA *	756,503	9,514,699	1.12%
OTHER SECURITIES		5,537,144	0.65%

		15,051,843
Japan - 5.97%
Nintendo Company, Ltd.	52,795	12,515,913	1.48%
Sony Corp.	302,104	8,756,931	1.03%
Toyota Motor Corp.	195,630	8,219,562	0.97%
USS Company, Ltd.	188,150	11,425,424	1.34%
OTHER SECURITIES		9,817,414	1.15%

		50,735,244
Netherlands - 8.01%
ING Groep NV *	2,373,780	22,947,746	2.70%
Koninklijke (Royal) Philips
Electronics NV	374,765	11,096,803	1.31%
Randstad Holdings NV *	217,910	10,774,359	1.27%
Royal Dutch Shell PLC, B Shares	520,206	15,158,872	1.78%
OTHER SECURITIES		8,060,434	0.95%

		68,038,214
Norway - 6.42%
Aker Kvaerner ASA	712,550	9,254,850	1.09%
StatoilHydro ASA	758,270	18,914,116	2.23%
Telenor ASA *	1,883,255	26,415,901	3.10%

		54,584,867
Russia - 0.56%		4,791,450	0.56%

Singapore - 3.04%
Flextronics International, Ltd. *	1,678,160	12,267,350	1.44%
Singapore Telecommunications, Ltd.	6,156,000	13,556,573	1.60%

		25,823,923
South Korea - 4.01%
KB Financial Group, Inc., ADR * (a)	200,843	10,212,867	1.20%
Samsung Electronics Company, Ltd.	34,973	23,885,963	2.81%

		34,098,830
Spain - 3.42%
Iberdrola SA (a)	1,007,538	9,591,204	1.13%
Telefonica SA	699,229	19,488,596	2.29%

		29,079,800
Sweden - 1.89%
Ericsson (LM), B Shares	1,176,754	10,823,577	1.27%
OTHER SECURITIES		5,229,969	0.62%

		16,053,546
Switzerland - 9.67%
ACE, Ltd. *	280,412	14,132,765	1.66%
Adecco SA	317,453	17,526,275	2.05%
Nestle SA	329,940	16,029,408	1.89%
Novartis AG	200,420	10,919,329	1.29%
Swiss Re	204,921	9,817,939	1.16%
OTHER SECURITIES		13,741,447	1.62%

		82,167,163
Taiwan - 4.28%
Compal Electronics, Inc.	7,371,051	10,134,028	1.19%
Compal Electronics, Inc., GDR (f)	2,082	14,434	0.00%
Lite-On Technology Corp.	7,648,948	11,438,224	1.35%
Taiwan Semiconductor Manufacturing Company, Ltd.	7,095,581	14,233,288	1.68%
OTHER SECURITIES		518,686	0.06%

		36,338,660
United Kingdom - 19.56%
Aviva PLC	1,626,180	10,299,046	1.21%
BP PLC	1,838,675	17,782,164	2.10%
British Sky Broadcasting Group PLC	1,411,283	12,713,125	1.50%
G4S PLC	2,234,890	9,340,262	1.10%
GlaxoSmithKline PLC	694,684	14,715,606	1.73%
Kingfisher PLC	3,914,140	14,348,013	1.69%
Pearson PLC	731,431	10,514,787	1.24%
Vodafone Group PLC	12,087,598	27,991,259	3.30%
OTHER SECURITIES		48,352,892	5.69%

		166,057,154

TOTAL COMMON STOCKS (Cost $864,794,303)		$839,341,274

Securities Lending Collateral - 2.92%
United States - 2.92%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	2,477,633	24,799,863	2.92%

TOTAL Securities Lending Collateral (Cost $24,800,862)		$24,799,863

SHORT TERM INVESTMENTS - 0.88%

TOTAL SHORT TERM INVESTMENTS (Cost $7,460,000)		$7,460,000

Total Investments (International Value Trust) (Cost $897,055,165) - 102.60%		$871,601,137	102.60%
Other Assets and Liabilities, Net - (2.60%)		(22,026,443)	(2.60%)

TOTAL NET ASSETS - 100.00%		$849,574,694	100.00%

The accompanying notes are an integral part of the financial statements.   109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Telecommunications Equipment & Services	12.78%

Insurance	11.64%

Pharmaceuticals	7.22%

Business Services	6.80%

Electronics	6.59%

Large Cap Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 0.50%

Investment Companies - 0.50%		891,520	0.50%

TOTAL INVESTMENT COMPANIES (Cost $840,370)		$891,520

COMMON STOCKS - 97.81%
Basic Materials - 1.18%
Monsanto Company	26,000	2,125,500	1.18%

Communications - 8.64%
AT&T, Inc.	96,000	2,690,880	1.50%
Comcast Corp., Class A	242,200	4,083,492	2.27%
Omnicom Group, Inc.	54,650	2,139,548	1.19%
QUALCOMM, Inc.	58,600	2,710,836	1.51%
Viacom, Inc., Class B *	71,600	2,128,668	1.18%
OTHER SECURITIES		1,778,580	0.99%

		15,532,004
Consumer, Cyclical - 7.45%
BorgWarner, Inc. (a)	55,062	1,829,160	1.02%
Carnival Corp. *	75,901	2,405,303	1.34%
Lowe’s Companies, Inc.	76,700	1,794,013	1.00%
PACCAR, Inc.	79,950	2,899,787	1.61%
Wal-Mart Stores, Inc.	53,800	2,875,609	1.60%
OTHER SECURITIES		1,589,913	0.88%

		13,393,785
Consumer, Non-cyclical - 23.86%
Allergan, Inc.	45,774	2,884,220	1.60%
Amgen, Inc. *	36,600	2,070,462	1.15%
Avon Products, Inc.	60,300	1,899,450	1.06%
Covidien PLC	104,300	4,994,926	2.78%
Fortune Brands, Inc.	61,000	2,635,200	1.47%
Medtronic, Inc.	83,166	3,657,641	2.03%
Merck & Company, Inc.	76,900	2,809,926	1.56%
PepsiCo, Inc.	58,900	3,581,120	1.99%
Pfizer, Inc.	245,700	4,469,282	2.48%
Procter & Gamble Company	71,000	4,304,730	2.39%
UnitedHealth Group, Inc.	98,000	2,987,040	1.66%
OTHER SECURITIES		6,636,537	3.69%

		42,930,534
Energy - 13.19%
Baker Hughes, Inc.	60,400	2,444,992	1.36%
Chevron Corp.	50,200	3,864,898	2.15%
Exxon Mobil Corp.	47,700	3,252,663	1.81%
Hess Corp.	36,800	2,226,400	1.24%
Marathon Oil Corp.	64,100	2,001,202	1.11%
Peabody Energy Corp.	41,400	1,871,694	1.04%
Ultra Petroleum Corp. *	52,400	2,612,664	1.46%
Williams Companies, Inc.	125,600	2,647,648	1.47%
OTHER SECURITIES		2,794,460	1.55%

		23,716,621
Financial - 13.73%
AFLAC, Inc.	58,400	2,701,000	1.51%
Bank of America Corp.	147,600	2,222,856	1.24%
Bank of New York Mellon Corp.	78,476	2,194,974	1.22%
Discover Financial Services	126,643	1,862,919	1.04%
JPMorgan Chase & Company	111,200	4,633,703	2.57%
Morgan Stanley	65,687	1,944,335	1.08%
Principal Financial Group, Inc.	97,400	2,341,496	1.30%
Wells Fargo & Company	163,322	4,408,061	2.45%
OTHER SECURITIES		2,376,960	1.32%

		24,686,304
Industrial - 8.79%
FedEx Corp.	50,617	4,223,989	2.35%
General Dynamics Corp.	56,400	3,844,788	2.14%
Illinois Tool Works, Inc.	71,452	3,428,981	1.91%
Pall Corp.	50,200	1,817,240	1.01%
OTHER SECURITIES		2,488,932	1.38%

		15,803,930
Technology - 15.79%
Apple, Inc. *	22,000	4,638,920	2.58%
Autodesk, Inc. *	85,400	2,170,014	1.21%
Broadcom Corp., Class A *	67,400	2,119,730	1.18%
Hewlett-Packard Company	74,500	3,837,495	2.13%
Microsoft Corp.	174,700	5,326,603	2.97%
VMware, Inc., Class A * (a)	60,000	2,542,800	1.41%
OTHER SECURITIES		7,760,398	4.31%

		28,395,960
Utilities - 5.18%
American Electric Power Company,Inc.	84,957	2,955,654	1.64%
Exelon Corp.	68,587	3,351,847	1.86%
FirstEnergy Corp.	43,300	2,011,285	1.12%
OTHER SECURITIES		997,630	0.56%

		9,316,416

TOTAL COMMON STOCKS (Cost $161,558,723)		$175,901,054

The accompanying notes are an integral part of the financial statements.   110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Large Cap Trust

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 2.41%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	433,547	$4,339,586	2.41%

TOTAL Securities Lending Collateral (Cost $4,339,762)		$4,339,586

REPURCHASE AGREEMENTS - 1.75%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $3,154,000 on 01/04/2010, collateralized by $2,970,000 Federal Home Loan Mortgage Corp., 4.375% due 07/20/2015 (valued at $3,222,450, including interest)	3,154,000	3,154,000	1.75%

TOTAL REPURCHASE AGREEMENTS (Cost $3,154,000)		$3,154,000

Total Investments (Large Cap Trust) (Cost $169,892,855) - 102.47%		$184,286,160	102.47%
Other Assets and Liabilities, Net - (2.47%)		(4,450,414)	(2.47%)

TOTAL NET ASSETS - 100.00%		$179,835,746	100.00%

Large Cap Value Trust

	Shares or Principal Amount	Value		% of Net Assets
COMMON STOCKS - 99.57%
Basic Materials - 6.42%
Eastman Chemical Company	65,000		3,915,600	1.05%
International Paper Company	192,000		5,141,760	1.37%
Lubrizol Corp. (a)	54,000		3,939,300	1.05%
MeadWestvaco Corp.	143,000		4,094,090	1.09%
PPG Industries, Inc.	74,000		4,331,960	1.15%
OTHER SECURITIES			2,634,730	0.71%

			24,057,440
Communications - 5.89%
AT&T, Inc.	310,000		8,689,300	2.32%
Verizon Communications, Inc.	301,000		9,972,130	2.67%
OTHER SECURITIES			3,384,150	0.90%

			22,045,580
Consumer, Cyclical - 5.10%
Big Lots, Inc. *	134,000		3,883,320	1.05%
Limited Brands, Inc.	199,000		3,828,760	1.02%
Tech Data Corp. *	87,000		4,059,420	1.09%
The Gap, Inc.	184,000		3,854,800	1.03%
OTHER SECURITIES			3,455,500	0.91%

			19,081,800
Consumer, Non-cyclical - 23.41%
AmerisourceBergen Corp.	178,000		4,640,460	1.24%
Cardinal Health, Inc.	144,000		4,642,560	1.24%
Community Health Systems, Inc. * (a)	119,000		4,236,400	1.13%
Coventry Health Care, Inc. *	165,000		4,007,850	1.07%
Humana, Inc. *	97,000		4,257,330	1.14%
Kimberly-Clark Corp.	62,000		3,950,020	1.05%
Lincare Holdings, Inc. *	113,000		4,194,560	1.12%
Lorillard, Inc.	48,000		3,851,040	1.03%
Manpower, Inc.	75,000		4,093,500	1.09%
McKesson Corp.	70,000		4,375,000	1.17%
R.R. Donnelley & Sons Company	183,000		4,075,410	1.09%
Reynolds American, Inc.	83,000		4,396,510	1.17%
UnitedHealth Group, Inc.	228,000		6,949,440	1.86%
WellPoint, Inc. *	112,000		6,528,480	1.74%
OTHER SECURITIES		`	23,492,440	6.27%

			87,691,000
Energy - 22.36%
ConocoPhillips Company	103,000		5,260,210	1.40%
ENSCO International PLC, SADR *	94,000		3,754,360	1.00%
Exxon Mobil Corp.	140,000		9,546,600	2.55%
Marathon Oil Corp.	164,000		5,120,080	1.37%
Nabors Industries, Ltd. *	208,000		4,553,120	1.22%
National Oilwell Varco, Inc.	117,000		5,158,530	1.38%
Oil States International, Inc. *	106,000		4,164,740	1.11%
Pride International, Inc. *	142,000		4,531,220	1.21%
Tidewater, Inc. (a)	85,000		4,075,750	1.09%
Williams Companies, Inc.	222,000		4,679,760	1.25%
XTO Energy, Inc.	118,000		5,490,540	1.47%
OTHER SECURITIES			27,417,080	7.31%

			83,751,990
Financial - 15.43%
Aetna, Inc.	138,000		4,374,600	1.17%
Chubb Corp.	97,000		4,770,460	1.27%
Goldman Sachs Group, Inc.	52,000		8,779,680	2.34%
PartnerRe, Ltd.	51,000		3,807,660	1.02%
The Travelers Companies, Inc.	113,000		5,634,180	1.50%
OTHER SECURITIES			30,413,280	8.13%

			57,779,860
Industrial - 9.06%
Eaton Corp.	69,000		4,389,780	1.17%
General Electric Company	265,000		4,009,450	1.07%
Northrop Grumman Corp.	89,000		4,970,650	1.33%

The accompanying notes are an integral part of the financial statements.   111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Large Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial (continued)
Pactiv Corp. *	160,000	$3,862,400	1.02%
OTHER SECURITIES		16,715,800	4.47%

		33,948,080
Technology - 5.37%
CA, Inc.	179,000	4,020,340	1.07%
Computer Sciences Corp. *	82,000	4,717,460	1.27%
IMS Health, Inc.	195,000	4,106,700	1.10%
Western Digital Corp. *	95,000	4,194,250	1.12%
OTHER SECURITIES		3,054,190	0.81%

		20,092,940
Utilities - 6.53%
AES Corp. *	284,000	3,780,040	1.01%
NiSource, Inc.	262,000	4,029,560	1.08%
NRG Energy, Inc. *	170,000	4,013,700	1.07%
OTHER SECURITIES		12,624,570	3.37%

		24,447,870

TOTAL COMMON STOCKS (Cost $345,716,662)		$372,896,560

Securities Lending Collateral - 2.55%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	953,367	9,542,725	2.55%

TOTAL Securities Lending Collateral (Cost $9,542,121)		$9,542,725

REPURCHASE AGREEMENTS - 0.33%

TOTAL REPURCHASE AGREEMENTS (Cost $1,254,000)		$1,254,000

Total Investments (Large Cap Value Trust) (Cost $356,512,783) - 102.45%		$383,693,285	102.45%
Other Assets and Liabilities, Net - (2.45%)		(9,191,858)	(2.45%)

TOTAL NET ASSETS - 100.00%		$374,501,427	100.00%

Mid Cap Stock Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.95%
Basic Materials - 4.17%
CF Industries Holdings, Inc.	84,000	7,625,520	1.00%
Cliffs Natural Resources, Inc. (a)	181,900	8,383,771	1.09%
Intrepid Potash, Inc. * (a)	287,200	8,377,624	1.10%
OTHER SECURITIES		7,548,720	0.98%

		31,935,635
Communications - 10.36%
American Tower Corp., Class A *	183,975	7,949,560	1.04%
Atheros Communications, Inc. * (a)	356,500	12,206,560	1.58%
Equinix, Inc. * (a)	105,300	11,177,595	1.46%
Focus Media Holding, Ltd., ADR * (a)	665,300	10,545,005	1.38%
Rackspace Hosting, Inc. * (a)	387,100	8,071,035	1.05%
RF Micro Devices, Inc. *	1,755,400	8,373,258	1.09%
OTHER SECURITIES		21,126,793	2.76%

		79,449,806
Consumer, Cyclical - 24.49%
Advance Auto Parts, Inc.	241,000	9,755,680	1.27%
Best Buy Company, Inc.	269,400	10,630,524	1.39%
Coach, Inc.	368,200	13,450,346	1.75%
D.R. Horton, Inc.	732,000	7,956,840	1.03%
DreamWorks Animation SKG, Inc., Class A *	207,061	8,272,087	1.08%
Hanesbrands, Inc. *	602,400	14,523,863	1.90%
Huabao International Holdings, Ltd.	8,575,000	9,257,238	1.21%
MRV Engenharia e Participacoes SA	1,066,200	8,511,100	1.11%
Staples, Inc. (a)	310,300	7,630,277	1.00%
Tempur-Pedic International, Inc. *	367,450	8,682,844	1.13%
The Cheesecake Factory, Inc. *	391,300	8,448,167	1.10%
Urban Outfitters, Inc. *	347,800	12,169,521	1.58%
Warnaco Group, Inc. *	244,800	10,328,112	1.35%
OTHER SECURITIES		58,114,820	7.59%

		187,731,419
Consumer, Non-cyclical - 20.73%
Auxilium Pharmaceuticals, Inc. * (a)	282,400	8,466,351	1.11%
Corrections Corp. of America *	324,500	7,966,475	1.04%
Coventry Health Care, Inc. *	319,600	7,763,084	1.01%
Daiichi Sankyo Company, Ltd.	370,400	7,749,961	1.01%
Green Mountain Coffee Roasters, Inc.* (a)	128,500	10,468,895	1.37%
Humana, Inc. *	178,000	7,812,420	1.02%
Intuitive Surgical, Inc. * (a)	32,100	9,736,572	1.26%
Jarden Corp.	477,604	14,762,740	1.93%
Localiza Rent A Car SA	716,700	7,910,108	1.03%
VistaPrint NV * (a)	162,500	9,207,250	1.20%
Watson Pharmaceuticals, Inc. *	198,700	7,870,507	1.03%
OTHER SECURITIES		59,185,452	7.72%

		158,899,815

The accompanying notes are an integral part of the financial statements.   112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Mid Cap Stock Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy - 3.22%
Massey Energy Company	195,800	$8,225,558	1.07%
OTHER SECURITIES		16,490,241	2.15%

		24,715,799
Financial - 3.80%
Ameriprise Financial, Inc.	276,400	10,729,848	1.40%
Invesco, Ltd.	413,300	9,708,417	1.27%
OTHER SECURITIES		8,707,917	1.13%

		29,146,182
Industrial - 14.04%
BE Aerospace, Inc. *	498,100	11,705,350	1.53%
Eagle Materials, Inc.	331,400	8,632,970	1.13%
Illinois Tool Works, Inc.	196,800	9,444,432	1.23%
Ingersoll-Rand PLC (a)	441,700	15,786,357	2.05%
Jabil Circuit, Inc.	644,500	11,194,965	1.46%
Masco Corp.	674,838	9,319,513	1.21%
Regal-Beloit Corp. (a)	168,825	8,768,771	1.14%
OTHER SECURITIES		32,822,584	4.29%

		107,674,942
Technology - 18.14%
Broadcom Corp., Class A *	252,000	7,925,400	1.03%
Cypress Semiconductor Corp. * (a)	750,700	7,927,392	1.03%
Marvell Technology Group, Ltd. *	512,200	10,628,150	1.39%
Maxim Integrated Products, Inc.	455,700	9,250,710	1.21%
Red Hat, Inc. *	286,700	8,859,030	1.16%
Riverbed Technology, Inc. *	405,300	9,309,741	1.22%
SanDisk Corp. *	391,700	11,355,383	1.48%
Seagate Technology	836,400	15,214,116	1.99%
Skyworks Solutions, Inc. * (a)	752,800	10,682,232	1.38%
SXC Health Solutions Corp. *	244,245	13,177,018	1.72%
Trimble Navigation, Ltd. *	319,700	8,056,440	1.05%
OTHER SECURITIES		26,719,816	3.48%

		139,105,428

TOTAL COMMON STOCKS (Cost $629,020,879)		$758,659,026

Securities Lending Collateral - 15.32%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	11,733,735	117,448,820	15.32%

TOTAL Securities Lending Collateral (Cost $117,454,707)		$117,448,820

REPURCHASE AGREEMENTS - 1.23%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $9,400,010 on 01/04/2010, collateralized by $11,280,156 Federal National Mortgage Association, 5.478% due 10/01/2038 (valued at $9,588,001, including interest)	9,400,000	$9,400,000	1.23%

TOTAL REPURCHASE AGREEMENTS (Cost $9,400,000)		$9,400,000

Total Investments (Mid Cap Stock Trust) (Cost $755,875,586) - 115.50%		$885,507,846	115.50%
Other Assets and Liabilities, Net - (15.50%)		(118,864,542)	(15.50%)

TOTAL NET ASSETS - 100.00%		$766,643,304	100.00%

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.29%
Basic Materials - 8.55%
Eastman Chemical Company	37,330	2,248,758	1.65%
Freeport-McMoRan Copper & Gold, Inc., Class B *	21,764	1,747,432	1.29%
Lubrizol Corp.	24,463	1,784,576	1.31%
Nucor Corp.	28,049	1,308,485	0.97%
PPG Industries, Inc. (a)	25,770	1,508,576	1.11%
Rayonier, Inc.	28,943	1,220,237	0.90%
OTHER SECURITIES		1,797,752	1.32%

		11,615,816
Communications - 3.17%
CenturyTel, Inc.	50,159	1,816,257	1.34%
Qwest Communications International, Inc. (a)	354,639	1,493,030	1.10%
OTHER SECURITIES		990,320	0.73%

		4,299,607
Consumer, Cyclical - 11.73%
Goodyear Tire & Rubber Company *	85,189	1,201,165	0.88%
Macy’s, Inc.	78,303	1,312,359	0.97%
Regal Entertainment Group, Class A	82,352	1,189,162	0.87%
VF Corp.	18,253	1,336,850	0.98%
OTHER SECURITIES		10,898,082	8.03%

		15,937,618
Consumer, Non-cyclical - 12.60%
Forest Laboratories, Inc. *	38,757	1,244,487	0.92%
Hospira, Inc. *	29,777	1,518,627	1.12%

The accompanying notes are an integral part of the financial statements.   113

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Life Technologies Corp. *	22,940	$1,198,156	0.88%
Lorillard, Inc.	57,792	4,636,652	3.41%
Mylan, Inc. * (a)	183,812	3,387,656	2.50%
Ritchie Brothers Auctioneers, Inc.	61,680	1,383,482	1.02%
OTHER SECURITIES		3,740,399	2.75%

		17,109,459
Energy - 12.07%
Cameron International Corp. *	36,284	1,516,671	1.12%
Enbridge, Inc.	58,198	2,689,911	1.98%
Newfield Exploration Company *	33,187	1,600,609	1.18%
Pioneer Natural Resources Company	27,977	1,347,652	0.99%
Southwestern Energy Company *	30,127	1,452,121	1.07%
Ultra Petroleum Corp. *	26,450	1,318,797	0.97%
OTHER SECURITIES		6,473,218	4.76%

		16,398,979
Financial - 18.27%
Axis Capital Holdings, Ltd.	42,815	1,216,374	0.90%
Equity Residential, REIT	37,960	1,282,288	0.95%
Everest Re Group, Ltd.	27,597	2,364,511	1.74%
Invesco, Ltd.	61,019	1,433,337	1.05%
Lincoln National Corp.	49,050	1,220,364	0.90%
PartnerRe, Ltd.	31,434	2,346,862	1.73%
XL Capital, Ltd., Class A	231,784	4,248,600	3.12%
OTHER SECURITIES		10,709,459	7.88%

		24,821,795
Industrial - 16.52%
Cooper Industries PLC	78,739	3,357,431	2.47%
CSX Corp.	31,648	1,534,612	1.13%
Eaton Corp.	35,384	2,251,130	1.65%
Goodrich Corp.	23,850	1,532,363	1.13%
Ingersoll-Rand PLC (a)	48,939	1,749,080	1.29%
Kansas City Southern *	47,877	1,593,825	1.17%
OTHER SECURITIES		10,413,936	7.68%

		22,432,377
Technology - 9.50%
Agilent Technologies, Inc. *	45,593	1,416,575	1.04%
Autodesk, Inc. *	47,222	1,199,911	0.88%
BMC Software, Inc. *	35,964	1,442,156	1.07%
Celestica, Inc. *	158,146	1,492,898	1.10%
LSI Logic Corp. *	248,129	1,491,255	1.10%
Maxim Integrated Products, Inc.	72,156	1,464,767	1.08%
Microchip Technology, Inc. (a)	55,801	1,621,576	1.18%
OTHER SECURITIES		2,775,383	2.05%

		12,904,521
Utilities - 5.88%
Allegheny Energy, Inc.	52,854	1,241,012	0.91%
Pepco Holdings, Inc.	92,740	1,562,669	1.15%
Sempra Energy	32,785	1,835,304	1.35%
Wisconsin Energy Corp.	32,739	1,631,385	1.21%
OTHER SECURITIES		1,712,786	1.26%

		7,983,156

TOTAL COMMON STOCKS (Cost $101,167,954)		$133,503,328

CORPORATE BONDS - 0.32%
Consumer, Cyclical - 0.32%		440,066	0.32%

TOTAL CORPORATE BONDS (Cost $351,000)		$440,066

CONVERTIBLE BONDS - 0.22%
Communications - 0.22%
Qwest 3.500%, due 11/15/2025	289,000	299,838	0.22%

TOTAL CONVERTIBLE BONDS (Cost $390,873)		299,838

Securities Lending Collateral - 11.65%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,580,717	15,822,184	11.65%

TOTAL Securities Lending Collateral (Cost $15,823,153)		$15,822,184

SHORT TERM INVESTMENTS - 1.18%
BNP Paribas Financial, Inc.0.130%, due 01/04/2010	1,600,000	1,599,997	1.18%

TOTAL SHORT TERM
INVESTMENTS (Cost $1,599,997)		$1,599,997

Total Investments (Mid Cap Value Equity Trust) (Cost $119,332,977) - 111.66%		$151,665,413	111.66%
Other Assets and Liabilities, Net - (11.66%)		(15,839,342)	(11.66%)

TOTAL NET ASSETS - 100.00%		$135,826,071	100.00%

Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.02%
Basic Materials - 5.55%
Temple-Inland, Inc. (a)	282,800	5,969,908	0.81%
Weyerhaeuser Company	374,200	16,142,988	2.18%
OTHER SECURITIES		18,983,513	2.56%

		41,096,409

The accompanying notes are an integral part of the financial statements.   114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Mid Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Communications - 7.90%
Liberty Media Corp - Starz, Series A *	50,100	$2,312,115	0.31%
Liberty Media Corp. - Interactive A *	624,300	6,767,412	0.92%
Meredith Corp. (a)	314,100	9,689,985	1.31%
Motorola, Inc. *	791,100	6,138,936	0.83%
Telephone & Data Systems, Inc.	92,500	3,137,600	0.42%
Telephone & Data Systems, Inc. - Special Shares	196,300	5,928,260	0.80%
OTHER SECURITIES		24,521,799	3.31%

		58,496,107
Consumer, Cyclical - 12.55%
BorgWarner, Inc. (a)	193,900	6,441,358	0.87%
International Game Technology	370,100	6,946,777	0.94%
Mattel, Inc.	325,700	6,507,486	0.88%
Scholastic Corp.	222,124	6,625,959	0.90%
Southwest Airlines Company	1,389,800	15,885,414	2.14%
The Gap, Inc.	445,200	9,326,940	1.25%
OTHER SECURITIES		41,157,632	5.57%

		92,891,566
Consumer, Non-cyclical - 22.22%
Alberto-Culver Company	276,100	8,086,969	1.09%
Campbell Soup Company	272,200	9,200,359	1.25%
Cardinal Health, Inc.	271,600	8,756,384	1.19%
Career Education Corp. * (a)	315,900	7,363,629	0.99%
CareFusion Corp. *	303,000	7,578,030	1.02%
Estee Lauder Companies, Inc., Class A	151,600	7,331,376	0.99%
Fortune Brands, Inc.	146,700	6,337,440	0.86%
Healthsouth Corp. * (a)	702,870	13,192,870	1.79%
Hershey Company	191,300	6,846,627	0.92%
Manpower, Inc.	188,300	10,277,414	1.39%
Paychex, Inc. (a)	249,300	7,638,552	1.03%
Sysco Corp.	304,900	8,518,906	1.16%
The Kroger Company	472,600	9,702,478	1.31%
Weight Watchers International, Inc.	262,050	7,641,378	1.03%
OTHER SECURITIES		45,951,161	6.20%

		164,423,573
Energy - 8.58%
BJ Services Company	376,000	6,993,600	0.94%
Cimarex Energy Company	200,700	10,631,079	1.43%
Murphy Oil Corp.	151,100	8,189,620	1.11%
Nexen, Inc.	604,200	14,458,506	1.95%
Suncor Energy, Inc.	171,300	6,048,603	0.82%
Williams Companies, Inc.	311,000	6,555,880	0.89%
OTHER SECURITIES		10,661,549	1.44%

		63,538,837
Financial - 17.95%
Allstate Corp.	254,800	7,654,192	1.04%
Discover Financial Services	604,500	8,892,195	1.20%
Greenhill & Company, Inc. (a)	75,200	6,034,048	0.82%
Janus Capital Group, Inc.	642,200	8,637,590	1.17%
Kimco Realty Corp., REIT (a)	473,000	6,399,690	0.86%
Marsh & McLennan Companies, Inc.	328,100	7,244,448	0.98%
Northern Trust Corp.	195,300	10,233,721	1.38%
Progressive Corp. *	367,700	6,614,923	0.89%
The St. Joe Company* (a)	293,000	8,464,770	1.15%
OTHER SECURITIES		62,696,721	8.46%

		132,872,298
Industrial - 6.50%
AVX Corp.	482,000	6,106,940	0.82%
Molex, Inc.	572,700	10,955,751	1.48%
Nalco Holding Company	279,300	7,124,943	0.96%
Tyco Electronics, Ltd. *	356,200	8,744,710	1.19%
OTHER SECURITIES		15,179,021	2.05%

		48,111,365
Technology - 4.34%
Novellus Systems, Inc. *	302,300	7,055,683	0.96%
Total Systems Services, Inc.	376,286	6,498,459	0.87%
OTHER SECURITIES		18,546,498	2.51%

		32,100,640
Utilities - 8.43%
Allegheny Energy, Inc.	342,000	8,030,160	1.09%
Mirant Corp. *	634,900	9,694,923	1.32%
OTHER SECURITIES		44,713,883	6.02%

		62,438,966

TOTAL COMMON STOCKS
(Cost $514,563,874)		$695,969,761

PREFERRED STOCKS - 0.28%
Financial - 0.28%		2,100,130	0.28%

TOTAL PREFERRED STOCKS
(Cost $1,150,000)		$2,100,130

CONVERTIBLE BONDS - 1.40%
Basic Materials - 0.30%		2,204,688	0.30%

Communications - 0.22%		1,633,390	0.22%

Consumer, Non-cyclical - 0.38%		2,788,930	0.38%

Financial - 0.10%
Janus Capital Group 3.250%, due 07/15/2014	589,000	709,745	0.10%

Industrial - 0.40%
Textron 4.500%, due 05/01/2013	1,900,000	3,061,375	0.40%

TOTAL CONVERTIBLE BONDS (Cost $6,981,672)		$10,398,128

The accompanying notes are an integral part of the financial statements.   115

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Mid Value Trust

	Shares or Principal Amount	Value	% of Net Assets

Securities Lending Collateral - 15.43%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	11,409,200	$114,200,387	15.43%

TOTAL Securities Lending Collateral (Cost $114,203,054)		$114,200,387

SHORT TERM INVESTMENTS - 3.45%
T. Rowe Price Reserve Investment Fund, 0.2628%	24,737,830	24,742,227	3.35%
OTHER SECURITIES		762,341	0.10%

TOTAL SHORT TERM INVESTMENTS (Cost $25,504,569)		$25,504,569

Total Investments (Mid Value Trust) (Cost $662,403,169) - 114.58%		$848,172,975	114.58%
Other Assets and Liabilities, Net - (14.58%)		(107,913,551)	(14.58%)

TOTAL NET ASSETS - 100.00%		$740,259,424	100.00%

Mutual Shares Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 83.06%

Australia - 0.34%		1,980,869	0.34%

Canada - 0.17%		978,861	0.17%

Denmark - 1.43%
A P Moller Maersk AS	804	5,622,141	0.95%
OTHER SECURITIES		2,852,683	0.48%

		8,474,824
France - 3.75%
Pernod-Ricard SA	89,313	7,666,207	1.30%
OTHER SECURITIES		14,482,902	2.45%

		22,149,109
Germany - 5.47%
E.ON AG	212,988	8,891,751	1.51%
Linde AG	47,828	5,756,818	0.97%
Siemens AG	82,755	7,590,532	1.29%
OTHER SECURITIES		10,085,234	1.70%

		32,324,335
Hong Kong - 0.46%		2,719,563	0.46%

Italy - 0.45%		2,664,290	0.45%

Japan - 1.10%		6,474,541	1.10%

Netherlands - 2.64%
Koninklijke KPN NV	324,428	5,502,858	0.93%
Royal Dutch Shell PLC, A Shares	244,068	7,382,545	1.25%
OTHER SECURITIES		2,722,167	0.46%

		15,607,570
Norway - 1.71%
Orkla ASA	977,135	9,534,150	1.61%
OTHER SECURITIES		592,185	0.10%

		10,126,335
Singapore - 0.54%		3,170,734	0.54%

South Korea - 0.41%		2,418,046	0.41%

Spain - 0.57%		3,385,139	0.57%

Switzerland - 7.24%
ACE, Ltd.	100,584	5,069,434	0.86%
Nestle SA	215,840	10,486,110	1.77%
Novartis AG	97,573	5,315,995	0.90%
Transocean, Ltd. *	110,016	9,109,325	1.54%
OTHER SECURITIES		12,824,493	2.17%

		42,805,357
United Kingdom - 9.42%
Anglo American PLC *	108,124	4,679,481	0.79%
Barclays PLC	1,178,272	5,192,266	0.88%
British American Tobacco PLC	385,949	12,520,419	2.11%
Cable & Wireless PLC	2,369,894	5,352,310	0.91%
Cadbury PLC	677,996	8,724,591	1.48%
Imperial Tobacco Group PLC	370,471	11,675,465	1.98%
Vodafone Group PLC	2,926,814	6,777,625	1.15%
OTHER SECURITIES		726,675	0.12%

		55,648,832
United States - 47.36%
Altria Group, Inc.	586,079	11,504,731	1.95%
Bank of America Corp.	282,442	4,253,577	0.72%
Berkshire Hathaway, Inc., Class B * (a)	3,527	11,589,722	1.96%
Burlington Northern Santa Fe Corp.	44,298	4,368,669	0.74%
CIT Group, Inc. *	54,487	1,504,386	0.25%
CVS Caremark Corp.	501,234	16,144,748	2.72%
Dell, Inc. *	469,490	6,741,876	1.14%
Dr. Pepper Snapple Group, Inc. *	309,632	8,762,586	1.48%
Exelon Corp.	88,395	4,319,864	0.73%
General Mills, Inc.	64,774	4,586,647	0.78%
International Paper Company	185,339	4,963,378	0.84%
Kraft Foods, Inc., Class A	298,021	8,100,211	1.37%
LSI Logic Corp. *	1,044,213	6,275,720	1.06%

The accompanying notes are an integral part of the financial statements. 116

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Mutual Shares Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
United States (continued)
Marathon Oil Corp.	233,159	$7,279,224	1.23%
Mattel, Inc.	443,605	8,863,228	1.50%
Microsoft Corp.	456,063	13,905,361	2.34%
Motorola, Inc. *	629,896	4,887,993	0.83%
News Corp., Class A	955,523	13,081,110	2.21%
Pepsi Bottling Group, Inc.	147,813	5,542,988	0.94%
PepsiAmericas, Inc.	56,954	1,666,474	0.28%
Tenet Healthcare Corp. *	1,109,444	5,979,903	1.01%
The Kroger Company	312,954	6,424,946	1.09%
UnitedHealth Group, Inc.	221,282	6,744,675	1.14%
Virgin Media, Inc. (a)	371,022	6,244,300	1.06%
Weyerhaeuser Company	268,041	11,563,289	1.96%
White Mountains Insurance Group, Ltd.	20,381	6,779,943	1.15%
Xerox Corp. (a)	523,628	4,429,893	0.75%
OTHER SECURITIES		83,360,549	14.13%

		279,869,991

TOTAL COMMON STOCKS (Cost $487,461,344)		$490,798,396

PREFERRED STOCKS - 0.44%
United States - 0.44%
Bank of America Corp. (d)	175,700	2,621,444	0.44%

TOTAL PREFERRED STOCKS (Cost $2,637,913)		$2,621,444

TERM LOANS - 4.07%
United States - 4.07%
CIT Group
9.750% to 13.000%, due 01/20/2012 (e)		3,378,157	0.57%
Realogy
0.094% to 13.500%, due 10/10/2013 to
10/15/2017 (e) (i)		9,292,094	1.57%
OTHER SECURITIES		11,382,244	1.93%

		24,052,495

TOTAL TERM LOANS (Cost $21,212,723)		$24,052,495

CORPORATE BONDS - 0.56%
United States - 0.56%
CIT Group 7.000%, due 5/1/2013 to 5/1/2017		2,635,634	0.44%
OTHER SECURITIES		680,791	0.12%

		3,316,425

TOTAL CORPORATE BONDS (Cost $4,047,333)		$3,316,425

Securities Lending Collateral - 3.30%
United States - 3.30%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,948,253	19,501,036	3.30%

TOTAL Securities Lending Collateral (Cost $19,501,551)		$19,501,036

SHORT TERM INVESTMENTS - 7.27%
U.S. Treasury Bills
0.042%, due 01/07/2010	5,000,000	4,999,995	0.84%
0.059%, due 01/28/2010	3,000,000	2,999,937	0.51%
0.010%, due 02/04/2010	5,000,000	4,999,850	0.84%
0.242%, due 02/18/2010	2,000,000	1,999,938	0.34%
0.010%, due 02/25/2010	3,000,000	2,999,817	0.51%
0.010%, due 03/18/2010	5,000,000	4,999,495	0.84%
0.010%, due 04/15/2010	3,000,000	2,999,310	0.51%
0.010%, due 05/13/2010	3,000,000	2,998,635	0.51%
0.010%, due 05/27/2010	3,000,000	2,998,092	0.51%
0.010%, due 06/24/2010	5,000,000	4,995,560	0.84%
0.010%, due 06/03/2010	3,000,000	2,997,849	0.51%
OTHER SECURITIES		2,997,618	0.51%

TOTAL SHORT TERM INVESTMENTS (Cost $42,982,754)		$42,986,096

REPURCHASE AGREEMENTS - 3.34%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $19,765,000 on 01/04/2010, collateralized by $655,000 Federal Home Loan Bank, 1.625% due 04/06/2012 (valued at $656,638, including interest) and $19,580,000 Federal Home Loan Bank, 1.55% due 06/15/2012 (valued at $19,506,575, including interest)	19,765,000	19,765,000	3.34%

TOTAL REPURCHASE AGREEMENTS (Cost $19,765,000)		$19,765,000

Total Investments (Mutual Shares Trust)
(Cost $597,608,618) - 102.04%		$603,040,892	102.04%
Other Assets and Liabilities, Net - (2.04%)		(12,138,039)	(2.04%)

TOTAL NET ASSETS - 100.00%		$590,902,853	100.00%

The accompanying notes are an integral part of the financial statements.   117

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Food & Beverages	11.76%

Tobacco	8.66%

Financial Services	4.12%

Electrical Utilities	4.00%

Insurance	3.84%

Natural Resources Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 96.74%
Basic Materials - 31.59%
Alumina, Ltd. *	3,567,113	5,857,513	2.11%
Anglo American PLC *	100,910	4,367,268	1.57%
Anglo Platinum, Ltd. *	74,043	7,890,770	2.84%
AngloGold Ashanti, Ltd., SADR (a)	108,065	4,342,052	1.57%
Barrick Gold Corp.	142,072	5,594,795	2.01%
Cameco Corp.	170,878	5,497,145	1.98%
Gold Fields, Ltd.	194,010	2,552,685	0.92%
International Paper Company	217,700	5,830,006	2.10%
Newcrest Mining, Ltd.	88,117	2,761,657	1.00%
POSCO, SADR (a)	61,400	8,049,540	2.90%
Rio Tinto PLC, SADR (a)	13,400	2,886,226	1.04%
Sumitomo Metal Industries, Ltd.	871,000	2,322,148	0.84%
Vale SA, SADR (a)	444,896	11,042,319	3.98%
Vedanta Resources PLC (a)	246,571	10,191,005	3.67%
Xstrata PLC *	480,159	8,457,380	3.06%

		87,642,509
Energy - 65.15%
Baker Hughes, Inc. (a)	106,000	4,290,880	1.55%
BP PLC, SADR	96,173	5,575,149	2.01%
Canadian Natural Resources, Ltd.	185,167	13,455,747	4.86%
Cenovus Energy, Inc. *	147,608	3,740,127	1.35%
Chesapeake Energy Corp.	246,100	6,369,068	2.30%
ConocoPhillips Company	99,859	5,099,799	1.84%
CONSOL Energy, Inc.	154,414	7,689,817	2.77%
Denbury Resources, Inc. * (a)	268,900	3,979,720	1.43%
Devon Energy Corp.	79,000	5,806,500	2.09%
EnCana Corp.	147,608	4,814,179	1.74%
Eni SpA, SADR (a)	47,700	2,414,097	0.87%
EOG Resources, Inc.	122,831	11,951,456	4.30%
EQT Corp.	114,440	5,026,205	1.81%
Exxon Mobil Corp.	153,695	10,480,462	3.78%
Gazprom OAO, SADR	366,161	9,127,506	3.29%
Halliburton Company	128,898	3,878,541	1.40%
Hess Corp.	83,100	5,027,550	1.81%
Lukoil Oil Company, ADR (a)	53,373	3,058,273	1.10%
Marathon Oil Corp.	135,672	4,235,680	1.53%
Noble Energy, Inc.	54,636	3,891,176	1.40%

Peabody Energy Corp.	99,800	4,511,958	1.63%
PetroChina Company, Ltd., SADR (a)	33,100	3,937,576	1.42%
Petroleo Brasileiro SA, ADR (a)	115,404	5,502,463	1.98%
Reliance Industries, Ltd., GDR (a) (f)	91,487	4,190,291	1.51%
Royal Dutch Shell PLC, ADR	52,731	3,169,660	1.14%
Suncor Energy, Inc.	284,662	10,127,907	3.64%
Talisman Energy, Inc.	266,302	5,013,612	1.81%
Total SA, SADR (a)	121,238	7,764,082	2.80%
Ultra Petroleum Corp. *	55,400	2,762,244	1.00%
Valero Energy Corp.	253,334	4,243,345	1.53%
Williams Companies, Inc.	148,400	3,128,272	1.13%
XTO Energy, Inc.	138,842	6,460,318	2.33%

		180,723,660

TOTAL COMMON STOCKS
(Cost $254,830,099)		$268,366,169

Securities Lending Collateral - 17.42%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	4,828,027	48,326,136	17.42%

TOTAL Securities Lending Collateral (Cost $48,327,015)		$48,326,136

REPURCHASE AGREEMENTS - 3.10%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $8,600,010 on 01/04/2010, collateralized by $12,018,113 Federal National Mortgage Association, 6.50% due 04/01/2038 (valued at $8,772,000, including interest)	8,600,000	8,600,000	3.10%

TOTAL REPURCHASE AGREEMENTS (Cost $8,600,000)		$8,600,000

Total Investments (Natural Resources Trust) (Cost $311,757,114) - 117.26%		$325,292,305	117.26%
Other Assets and Liabilities, Net - (17.26%)		(47,876,673)	(17.26% )

TOTAL NET ASSETS - 100.00%		$277,415,632	100.00%

The accompanying notes are an integral part of the financial statements.    118

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Optimized All Cap Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.43%
Basic Materials - 3.34%
Freeport-McMoRan Copper & Gold, Inc., Class B *	272,432	$21,873,564	1.67%
OTHER SECURITIES		21,673,952	1.67%

		43,547,516
Communications - 13.39%
CenturyTel, Inc.	524,548	18,993,884	1.46%
Cisco Systems, Inc. *	1,291,548	30,919,659	2.38%
Comcast Corp., Class A	974,525	16,430,492	1.26%
Google, Inc., Class A *	53,589	33,224,108	2.55%
Mobile Telesystems, SADR	319,432	15,617,031	1.20%
OTHER SECURITIES		59,193,895	4.54%

		174,379,069
Consumer, Cyclical - 11.67%
Coach, Inc.	409,701	14,966,377	1.15%
Ford Motor Company *	2,805,412	28,054,120	2.15%
Guess?, Inc.	262,747	11,114,198	0.85%
Ingram Micro, Inc., Class A *	808,689	14,111,623	1.08%
Kohl’s Corp. *	277,854	14,984,666	1.15%
Polo Ralph Lauren Corp., Class A	159,096	12,883,594	0.99%
TJX Companies, Inc.	313,352	11,453,016	0.88%
OTHER SECURITIES		44,441,426	3.42%

		152,009,020
Consumer, Non-cyclical - 22.17%
Abbott Laboratories	294,730	15,912,473	1.22%
Baxter International, Inc.	291,283	17,092,486	1.31%
Colgate-Palmolive Company	140,222	11,519,237	0.88%
Constellation Brands, Inc., Class A *	1,056,548	16,830,810	1.29%
Corinthian Colleges, Inc. *	881,984	12,144,920	0.93%
Covidien PLC	519,510	24,879,334	1.91%
Gilead Sciences, Inc. *	309,434	13,392,304	1.03%
Johnson & Johnson	417,939	26,919,451	2.08%
Lender Processing Services, Inc.	402,560	16,368,090	1.26%
Perrigo Company	530,360	21,129,542	1.62%
Pfizer, Inc.	1,259,493	22,910,177	1.76%
OTHER SECURITIES		89,627,734	6.88%

		288,726,558
Energy - 7.69%
ConocoPhillips Company	309,216	15,791,661	1.20%
ENSCO International PLC, SADR	292,524	11,683,409	0.90%
Noble Corp.	344,461	14,019,563	1.08%
Sasol, Ltd., SADR	344,563	13,761,846	1.06%
Southern Union Company	566,705	12,864,204	0.99%
Transocean, Ltd. *	248,579	20,582,341	1.58%
OTHER SECURITIES		11,487,235	0.88%

		100,190,259
Financial - 14.37%
ACE, Ltd. *	539,036	27,167,415	2.08%
Allied World Assurance Holdings, Ltd.	313,364	14,436,679	1.11%
Brookfield Properties Corp. REIT	921,101	11,163,745	0.86%
Deutsche Bank AG	249,712	17,707,078	1.36%
Goldman Sachs Group, Inc.	195,404	32,992,010	2.53%
OTHER SECURITIES		83,787,657	6.43%

		187,254,584
Industrial - 8.13%
Alliant Techsystems, Inc. *	217,394	19,189,368	1.47%
Emerson Electric Company	303,017	12,908,524	0.99%
General Dynamics Corp.	321,018	21,883,798	1.69%
Raytheon Company	328,376	16,917,932	1.30%
OTHER SECURITIES		34,951,746	2.68%

		105,851,368
Technology - 13.88%
Apple, Inc. *	143,761	30,313,444	2.33%
Hewlett-Packard Company	380,781	19,614,029	1.51%
Informatica Corp. *	678,676	17,550,561	1.35%
International Business Machines Corp.	181,583	23,769,215	1.82%
Microchip Technology, Inc.	481,744	13,999,481	1.07%
Skyworks Solutions, Inc. *	917,630	13,021,170	1.00%
SYNNEX Corp. *	364,804	11,184,891	0.86%
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	1,410,188	16,132,550	1.24%
OTHER SECURITIES		35,272,325	2.70%

		180,857,666
Utilities - 4.79%
CMS Energy Corp.	1,344,424	21,053,680	1.62%
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR *	328,781	12,861,913	0.99%
Public Service Enterprise Group, Inc.	596,871	19,845,961	1.52%
OTHER SECURITIES		8,599,037	0.66%

		62,360,591

TOTAL COMMON STOCKS (Cost $1,173,998,948)		$1,295,176,631

Total Investments (Optimized All Cap Trust) (Cost $1,173,998,948) - 99.43%		$1,295,176,631	99.43%
Other Assets and Liabilities, Net - 0.57%		7,472,213	0.57%

TOTAL NET ASSETS - 100.00%		$1,302,648,844	100.00%

The accompanying notes are an integral part of the financial statements.    119

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Optimized Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.32%
Basic Materials - 1.50%		$4,115,341	1.50%

Communications - 9.24%
AT&T, Inc.	187,993	5,269,443	1.93%
CenturyTel, Inc.	137,798	4,989,666	1.81%
Comcast Corp., Class A	205,410	3,463,212	1.25%
Verizon Communications, Inc.	76,751	2,542,761	0.92%
OTHER SECURITIES		9,143,749	3.33%

		25,408,831
Consumer, Cyclical - 7.30%
Guess?, Inc.	67,317	2,847,509	1.03%
Johnson Controls, Inc.	122,014	3,323,662	1.21%
Kohl’s Corp. *	49,190	2,652,816	0.96%
Polo Ralph Lauren Corp., Class A	33,774	2,735,019	0.99%
TJX Companies, Inc.	66,669	2,436,752	0.89%
OTHER SECURITIES		6,088,036	2.22%

		20,083,794
Consumer, Non-cyclical - 14.24%
Abbott Laboratories	85,383	4,609,827	1.68%
AmerisourceBergen Corp.	122,472	3,192,845	1.16%
ConAgra Foods, Inc.	245,684	5,663,016	2.06%
Covidien PLC	51,041	2,444,353	0.89%
Johnson & Johnson	47,153	3,037,126	1.11%
Lender Processing Services, Inc.	115,689	4,703,915	1.71%
Pfizer, Inc.	186,320	3,389,161	1.23%
OTHER SECURITIES		12,115,653	4.40%

		39,155,896
Energy - 18.18%
Apache Corp.	51,835	5,347,817	1.94%
Chevron Corp.	79,658	6,132,869	2.23%
ConocoPhillips Company	121,605	6,210,367	2.26%
Exxon Mobil Corp.	116,894	7,971,003	2.90%
Marathon Oil Corp.	82,147	2,564,629	0.93%
Noble Corp.	110,271	4,488,030	1.63%
Total SA, SADR	67,404	4,316,552	1.57%
Transocean, Ltd. *	58,623	4,853,984	1.77%
OTHER SECURITIES		8,115,493	2.95%

		50,000,744
Financial - 24.18%
Affiliated Managers Group, Inc. *	36,507	2,458,746	0.89%
Annaly Capital Management, Inc.,
REIT	420,217	7,290,765	2.66%
Bank of New York Mellon Corp.	113,734	3,181,140	1.16%
Citigroup, Inc.	761,132	2,519,347	0.92%
Endurance Specialty Holdings, Ltd.	65,981	2,456,473	0.89%
Goldman Sachs Group, Inc.	44,361	7,489,912	2.72%
Hospitality Properties Trust, REIT	140,833	3,339,150	1.21%
JPMorgan Chase & Company	176,249	7,344,297	2.67%
Lincoln National Corp.	114,331	2,844,555	1.03%
NASDAQ OMX Group, Inc. *	154,661	3,065,381	1.11%
State Street Corp.	111,674	4,862,286	1.77%
Torchmark Corp.	65,277	2,868,925	1.05%
Wells Fargo & Company	234,268	6,322,893	2.30%
OTHER SECURITIES		10,455,132	3.80%

		66,499,002
Industrial - 12.78%
Alliant Techsystems, Inc. *	59,335	5,237,500	1.91%
Avnet, Inc. *	131,568	3,968,091	1.44%
General Dynamics Corp.	68,355	4,659,760	1.69%
General Electric Company	333,343	5,043,480	1.83%
Owens-Illinois, Inc. *	88,438	2,906,957	1.06%
Pactiv Corp. *	112,865	2,724,561	0.99%
Pall Corp.	96,114	3,479,327	1.27%
Raytheon Company	51,778	2,667,603	0.97%
Stanley Works	63,014	3,245,851	1.18%
OTHER SECURITIES		1,199,619	0.44%

		35,132,749
Technology - 5.57%
Seagate Technology	223,709	4,069,266	1.48%
OTHER SECURITIES		11,235,383	4.09%

		15,304,649
Utilities - 5.33%
Dominion Resources, Inc.	94,055	3,660,620	1.33%
Sempra Energy	106,434	5,958,176	2.16%
OTHER SECURITIES		5,034,913	1.84%

		14,653,709

TOTAL COMMON STOCKS (Cost $246,655,730)		$270,354,715

REPURCHASE AGREEMENTS - 0.86%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $2,375,000 on 01/04/2010, collateralized by $2,435,000 U.S. Treasury Notes, 3.125% due 10/31/2016 (valued at $2,422,825, including interest)		2,375,000	0.86%

TOTAL REPURCHASE AGREEMENTS (Cost $2,375,000)		$2,375,000

Total Investments (Optimized Value Trust) (Cost $249,030,730) - 99.18%		$272,729,715	99.18%
Other Assets and Liabilities, Net - 0.82%		2,266,837	0.82%

TOTAL NET ASSETS - 100.00%		$274,996,552	100.00%

The accompanying notes are an integral part of the financial statements.    120

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Overseas Equity Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 94.89%
Australia - 2.31%
Telstra Corp., Ltd.	500,109	$1,532,618	0.99%
OTHER SECURITIES		2,074,663	1.32%

		3,607,281
Austria - 0.29%		446,149	0.29%

Bermuda - 0.46%		725,932	0.46%

Brazil - 2.41%
Banco Bradesco SA, ADR (a)	50,000	1,093,500	0.71%
OTHER SECURITIES		2,672,095	1.70%

		3,765,595
Canada - 3.43%
Barrick Gold Corp.	31,900	1,256,222	0.80%
Cameco Corp.	60,500	1,962,772	1.26%
OTHER SECURITIES		2,139,174	1.37%

		5,358,168
China - 4.18%
China Shenhua Energy Company, Ltd.	225,500	1,090,270	0.70%
Industrial & Commercial Bank of China, Ltd.	2,561,000	2,101,701	1.34%
OTHER SECURITIES		3,344,507	2.14%

		6,536,478
Denmark - 1.10%
Novo Nordisk AS	24,160	1,545,825	0.99%
OTHER SECURITIES		171,324	0.11%

		1,717,149
Finland - 0.27%		424,401	0.27%

France - 11.40%
BNP Paribas SA	15,892	1,254,095	0.80%
Electricite de France	18,000	1,071,097	0.68%
France Telecom SA	54,227	1,353,908	0.87%
Lafarge SA	16,194	1,331,737	0.85%
L'Oreal SA	31,664	3,515,491	2.25%
Pernod-Ricard SA	32,629	2,800,719	1.79%
Veolia Environnement SA	72,707	2,390,756	1.53%
OTHER SECURITIES		4,114,578	2.63%

		17,832,381
Germany - 8.58%
Allianz SE	11,328	1,410,029	0.90%
Bayer AG	23,700	1,894,225	1.21%
Daimler AG	34,021	1,817,640	1.16%
E.ON AG	34,900	1,456,994	0.93%
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	8,703	1,356,685	0.87%
Siemens AG	25,500	2,338,934	1.49%
OTHER SECURITIES		3,154,087	2.02%

		13,428,594
Hong Kong - 1.92%		2,998,851	1.92%

India - 2.41%
DLF, Ltd.	292,525	2,250,783	1.44%
OTHER SECURITIES		1,517,965	0.97%

		3,768,748
Indonesia - 0.07%		110,202	0.07%

Ireland - 2.03%
CRH PLC - London Exchange	73,355	2,005,155	1.28%
OTHER SECURITIES		1,167,878	0.75%

		3,173,033
Israel - 1.26%
Partner Communications, Ltd.	56,100	1,138,440	0.72%
OTHER SECURITIES		837,082	0.54%

		1,975,522
Italy - 0.82%
UniCredit Italiano SpA *	386,788	1,286,604	0.82%

Japan - 11.26%
Mitsubishi Corp.	67,100	1,668,297	1.07%
Murata Manufacturing Company, Ltd.	28,800	1,422,029	0.91%
Nintendo Company, Ltd.	7,800	1,849,117	1.17%
SMC Corp.	12,700	1,435,464	0.92%
Softbank Corp.	107,940	2,522,861	1.60%
Trend Micro, Inc.	49,000	1,862,235	1.18%
OTHER SECURITIES		6,850,075	4.41%

		17,610,078
Luxembourg - 0.56%		874,510	0.56%

Malaysia - 0.47%		740,095	0.47%

Mexico - 3.44%
Grupo Financiero Inbursa SA de CV	450,235	1,328,472	0.85%
Telmex Internacional SAB de CV, ADR (a)	116,011	2,059,195	1.32%
OTHER SECURITIES		1,992,036	1.27%

		5,379,703
Netherlands - 4.85%
ASML Holding NV	36,367	1,236,950	0.79%
Koninklijke KPN NV	221,400	3,755,325	2.39%
OTHER SECURITIES		2,594,191	1.67%

		7,586,466

The accompanying notes are an integral part of the financial statements.   121

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Overseas Equity Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Poland - 0.16%		$255,908	0.16%

Portugal - 0.27%		417,759	0.27%

Russia - 0.73%		1,137,282	0.73%

Singapore - 0.18%		289,284	0.18%

South Africa - 1.77%
Sasol, Ltd.	53,200	2,135,473	1.36%
OTHER SECURITIES		633,959	0.41%

		2,769,432
South Korea - 2.39%		3,742,328	2.39%

Spain - 2.57%
Banco Bilbao Vizcaya Argentaria SA	151,732	2,748,524	1.76%
OTHER SECURITIES		1,277,474	0.81%

		4,025,998
Sweden - 1.02%		1,599,042	1.02%

Switzerland - 7.13%
Holcim, Ltd. *	31,383	2,432,693	1.55%
Nestle SA	31,133	1,512,528	0.97%
Roche Holdings AG - Genusschein	26,682	4,539,039	2.89%
Syngenta AG	4,000	1,120,869	0.72%
OTHER SECURITIES		1,554,361	1.00%

		11,159,490
Taiwan - 1.99%
Taiwan Semiconductor Manufacturing Company, Ltd.	929,000	1,863,516	1.20%
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	7,206	82,437	0.05%
OTHER SECURITIES		1,162,660	0.74%

		3,108,613
Thailand - 0.59%		927,172	0.59%

Turkey - 0.06%		92,697	0.06%

United Kingdom - 12.23%
Anglo American PLC *	28,800	1,246,431	0.80%
Barclays PLC	286,800	1,263,835	0.81%
BG Group PLC	136,500	2,444,412	1.56%
BHP Billiton PLC	36,200	1,156,327	0.74%
HSBC Holdings PLC	232,617	2,654,702	1.70%
Imperial Tobacco Group PLC	106,634	3,360,591	2.14%
Tesco PLC	343,800	2,362,186	1.51%
OTHER SECURITIES		4,642,161	2.97%

		19,130,645
United States - 0.28%		434,160	0.28%

TOTAL COMMON STOCKS (Cost $128,726,167)		$148,435,750

PREFERRED STOCKS - 0.25%

Brazil - 0.25%		393,096	0.25%

TOTAL PREFERRED STOCKS (Cost $282,844)		$393,096

Securities Lending Collateral - 2.20%
United States - 2.20%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	343,815	3,441,412	2.20%

TOTAL Securities Lending Collateral (Cost $3,441,611)		$3,441,412

REPURCHASE AGREEMENTS - 4.29%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,711,000 on 01/04/2010, collateralized by $6,995,000 Federal National Mortgage Association, 5.00% due 06/03/2024 (valued at $6,846,356, including interest)	6,711,000	6,711,000	4.29%

TOTAL REPURCHASE AGREEMENTS (Cost $6,711,000)		$6,711,000

Total Investments (Overseas Equity
Trust) (Cost $139,161,622) - 101.63%		$158,981,257	101.63%
Other Assets and Liabilities, Net - (1.63%)		(2,545,945)	(1.63%)

TOTAL NET ASSETS - 100.00%		$156,435,312	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	9.90%

Telecommunications Equipment & Services	9.18%

Pharmaceuticals	4.88%

Food & Beverages	4.87%

Construction Materials	4.00%

The accompanying notes are an integral part of the financial statements.   122

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Pacific Rim Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.28%
Australia - 15.60%
Australia and New Zealand Banking Group, Ltd.	83,426	$1,697,369	1.70%
BHP Billiton, Ltd.	80,914	3,098,501	3.11%
Commonwealth Bank of Australia, Ltd.	33,667	1,641,676	1.64%
National Australia Bank, Ltd.	42,395	1,031,606	1.03%
Newcrest Mining, Ltd.	25,000	783,520	0.78%
Rio Tinto, Ltd.	20,350	1,346,473	1.35%
Woodside Petroleum, Ltd.	17,767	746,740	0.75%
OTHER SECURITIES		5,235,944	5.24%

		15,581,829
China - 8.94%
China Construction Bank Corp.	1,100,000	936,301	0.94%
China Life Insurance Company, Ltd.	256,000	1,254,326	1.26%
China Shenhua Energy Company, Ltd.	154,000	744,575	0.75%
Dongfeng Motor Group Company, Ltd.	544,000	774,312	0.78%
Industrial & Commercial Bank of China, Ltd.	2,238,000	1,836,627	1.84%
Tencent Holdings, Ltd.	77,000	1,661,506	1.66%
OTHER SECURITIES		1,716,821	1.71%

		8,924,468
Hong Kong - 9.32%
Cheung Kong Holdings, Ltd.	70,000	901,240	0.90%
MTR Corp., Ltd.	300,000	1,028,678	1.03%
Sun Hung Kai Properties, Ltd.	70,000	1,038,691	1.04%
OTHER SECURITIES		6,338,379	6.35%

		9,306,988
Indonesia - 0.35%		350,230	0.35%

Japan - 40.03%
Asahi Glass Company, Ltd.	117,130	1,097,255	1.10%
Canon, Inc.	19,850	839,160	0.84%
Credit Saison Company, Ltd.	74,980	839,437	0.84%
East Japan Railway Company	15,300	965,428	0.97%
Hitachi Metals, Ltd.	100,000	952,214	0.95%
Honda Motor Company, Ltd.	55,290	1,869,469	1.87%
JSR Corp.	60,900	1,234,494	1.24%
Kao Corp.	44,850	1,047,020	1.05%
KDDI Corp.	243	1,281,432	1.28%
Komatsu, Ltd.	82,400	1,717,876	1.72%
Mitsubishi Corp.	87,270	2,169,781	2.17%
Mitsubishi Estate Company, Ltd.	50,090	794,501	0.80%
Nomura Holdings, Inc.	115,000	847,501	0.85%
Olympus Optical Company, Ltd.	27,030	868,513	0.87%
ORIX Corp.	32,500	2,210,181	2.21%
Shiseido Company, Ltd.	42,000	805,001	0.81%
Sugi Pharmacy Company, Ltd. (a)	38,000	832,242	0.83%
Sumitomo Electric Industries, Ltd.	106,720	1,322,766	1.32%
Taiyo Nippon Sanso Corp.	72,080	764,488	0.77%
TDK Corp.	20,000	1,219,529	1.22%
The Bank of Yokohama, Ltd.	184,010	833,318	0.83%
THK Company, Ltd.	46,840	827,386	0.83%
Tokyo Electron, Ltd.	17,070	1,091,509	1.09%
Toyota Motor Corp.	25,370	1,065,942	1.07%
Tsumura & Company, Ltd.	25,000	805,202	0.81%
Yokogawa Electric Corp.	98,570	862,501	0.86%
OTHER SECURITIES		10,810,566	10.83%

		39,974,712
Malaysia - 2.23%
AMMB Holdings BHD	605,400	880,736	0.88%
OTHER SECURITIES		1,345,212	1.35%

		2,225,948
Singapore - 3.39%
DBS Group Holdings, Ltd.	200,000	2,174,578	2.18%
OTHER SECURITIES		1,205,295	1.21%

		3,379,873
South Korea - 8.75%
LG Electronics, Inc.	10,480	1,086,325	1.09%
POSCO	3,000	1,579,310	1.58%
Samsung Electronics Company, Ltd.	3,100	2,117,248	2.12%
OTHER SECURITIES		3,952,391	3.96%

		8,735,274
Taiwan - 9.11%
Hon Hai Precision Industry Company, Ltd.	443,600	2,086,785	2.10%
Taiwan Fertilizer Company, Ltd.	224,000	792,318	0.80%
OTHER SECURITIES		6,213,680	6.21%

		9,092,783
Thailand - 1.56%		1,555,194	1.56%

TOTAL COMMON STOCKS (Cost $92,926,273)		$99,127,299

PREFERRED STOCKS - 0.10%

South Korea - 0.10%		102,836	0.10%

TOTAL PREFERRED STOCKS (Cost $65,766)		$102,836

WARRANTS - 0.02%

Malaysia - 0.02%		15,400	0.02%

TOTAL WARRANTS (Cost $0)		$15,400

The accompanying notes are an integral part of the financial statements.   123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Pacific Rim Trust

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 1.51%
United States - 1.51%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	150,839	$1,509,824	1.51%

TOTAL Securities Lending Collateral (Cost $1,509,940)		$1,509,824

REPURCHASE AGREEMENTS - 0.40%

TOTAL REPURCHASE AGREEMENTS (Cost $401,000)		$401,000

Total Investments (Pacific Rim
Trust) (Cost $94,902,979) - 101.31%		$101,156,359	101.31%
Other Assets and Liabilities, Net - (1.31%)		(1,313,167)	(1.31%)

TOTAL NET ASSETS - 100.00%		$99,843,192	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.59%

Financial Services	8.37%

Mining	7.83%

Electronics	7.59%

Real Estate	4.48%

Real Estate Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.77%
Financial - 98.77%
American Campus Communities, Inc., REIT (a)	270,654	7,605,377	2.23%
Apartment Investment & Management
Company, Class A, REIT	606,250	9,651,500	2.82%
Avalon Bay Communities, Inc., REIT (a)	205,684	16,888,713	4.94%
BioMed Realty Trust, Inc., REIT	391,450	6,177,081	1.81%
Boston Properties, Inc., REIT	320,900	21,522,762	6.30%
Brandywine Realty Trust, REIT	234,850	2,677,290	0.78%
BRE Properties, Inc., Class A, REIT	276,950	9,161,506	2.68%
Camden Property Trust, REIT	29,700	1,258,389	0.37%
Cogdell Spencer, Inc., REIT	326,200	1,846,292	0.54%
DiamondRock Hospitality Company, REIT	192,400	1,629,628	0.48%
Digital Realty Trust, Inc., REIT (a)	235,849	11,858,488	3.47%
Douglas Emmett, Inc., REIT	216,150	3,080,138	0.90%
Duke Realty Corp., REIT	341,850	4,160,315	1.22%
Education Realty Trust, Inc., REIT	56,800	274,912	0.08%
Entertainment Properties Trust, REIT	96,644	3,408,634	1.00%
Equity Residential, REIT	327,184	11,052,276	3.23%
Government Properties Income Trust, REIT	24,350	559,563	0.16%
HCP, Inc., REIT	370,600	11,318,124	3.31%
Health Care, Inc., REIT (a)	299,250	13,262,760	3.88%
Host Hotels & Resorts, Inc., REIT *	438,032	5,111,833	1.50%
Kilroy Realty Corp., REIT (a)	185,950	5,703,087	1.67%
LaSalle Hotel Properties, REIT	270,600	5,744,838	1.68%
LTC Properties, Inc., REIT	89,580	2,396,265	0.70%
Mack-Cali Realty Corp., REIT	105,950	3,662,692	1.07%
Nationwide Health Properties, Inc., REIT	366,718	12,901,139	3.78%
ProLogis, REIT (a)	1,254,041	14,507,978	4.25%
PS Business Parks, Inc., REIT	81,700	4,089,085	1.20%
Public Storage, Inc., REIT	288,690	23,513,800	6.88%
Ramco-Gershenson Properties Trust, REIT	184,750	1,762,515	0.52%
Regency Centers Corp., REIT (a)	486,512	17,057,112	4.99%
Retail Opportunity Investments Corp. *	165,250	1,670,678	0.49%
Senior Housing Properties Trust, REIT	514,905	11,260,972	3.30%
Simon Property Group, Inc., REIT	565,864	45,155,945	13.23%
SL Green Realty Corp., REIT (a)	173,600	8,721,664	2.55%
Sovran Self Storage, Inc., REIT	95,400	3,408,642	1.00%
Strategic Hotel & Resorts, Inc., REIT *	63,300	117,738	0.03%
Sunstone Hotel Investors, Inc., REIT *	616,250	5,472,300	1.60%
Tanger Factory Outlet Centers, Inc., REIT	85,100	3,318,049	0.97%
Taubman Centers, Inc., REIT (a)	220,150	7,905,587	2.31%
Vornado Realty Trust, REIT (a)	131,019	9,163,469	2.68%
Washington Real Estate Investment Trust, REIT	269,600	7,427,480	2.17%

		337,466,616

TOTAL COMMON STOCKS (Cost $276,435,286)		$337,466,616

Securities Lending Collateral - 24.09%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	8,224,573	82,323,867	24.09%

TOTAL Securities Lending Collateral (Cost $82,324,758)		$82,323,867

The accompanying notes are an integral part of the financial statements.   124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Real Estate Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 0.10%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $343,000 on 01/04/2010, collateralized by $325,000 Federal Home Loan Mortgage Corp., 4.375% due 07/17/2015 (valued at $352,625, including interest)	343,000	$343,000	0.10%

TOTAL REPURCHASE AGREEMENTS (Cost $343,000)		$343,000

Total Investments (Real Estate Securities Trust) (Cost $359,103,044) - 122.96%		$420,133,483	122.96%
Other Assets and Liabilities, Net - (22.96%)		(78,455,256)	(22.96%)

TOTAL NET ASSETS - 100.00%		$341,678,227	100.00%

Science & Technology Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.63%
Basic Materials - 1.09%
Monsanto Company	51,355	4,198,271	1.09%

		4,198,271

Communications - 27.76%
Amazon.com, Inc. * (a)	63,565	8,550,764	2.22%
American Tower Corp., Class A*	217,785	9,410,490	2.44%
Baidu, Inc., SADR * (a)	8,205	3,374,142	0.88%
Crown Castle International Corp. *	86,920	3,393,357	0.88%
Equinix, Inc. * (a)	38,920	4,131,358	1.07%
F5 Networks, Inc. *	116,930	6,194,951	1.61%
Google, Inc., Class A *	27,285	16,916,154	4.39%
Juniper Networks, Inc. * (a)	139,642	3,724,253	0.96%
McAfee, Inc. *	173,800	7,051,066	1.82%
MetroPCS Communications, Inc. * (a)	445,200	3,396,876	0.88%
Motorola, Inc. *	465,200	3,609,952	0.94%
QUALCOMM, Inc.	157,385	7,280,631	1.88%
SINA Corp. * (a)	84,430	3,814,547	0.99%
Tencent Holdings, Ltd.	191,700	4,136,502	1.07%
VeriSign, Inc. *	118,300	2,867,592	0.74%
OTHER SECURITIES		19,162,161	4.99%

		107,014,796
Consumer, Cyclical - 2.63%
CVS Caremark Corp.	96,700	3,114,707	0.81%
Nintendo Company, Ltd.	27,300	6,471,909	1.68%
OTHER SECURITIES		549,703	0.14%

		10,136,319
Consumer, Non-cyclical - 3.44%
Genpact, Ltd. *	219,864	3,275,974	0.85%
OTHER SECURITIES		10,001,458	2.59%

		13,277,432

Energy - 0.66%		2,525,072	0.66%

Financial - 0.26%		997,557	0.26%

Industrial - 1.75%
Amphenol Corp., Class A	85,032	3,926,778	1.01%
OTHER SECURITIES		2,816,247	0.74%

		6,743,025
Technology - 58.04%
Accenture PLC	191,100	7,930,650	2.06%
Altera Corp. .	238,100	5,388,203	1.40%
Analog Devices, Inc.	147,610	4,661,524	1.21%
Apple, Inc. *	87,780	18,509,291	4.80%
Autodesk, Inc. *	262,500	6,670,125	1.73%
CA, Inc.	294,200	6,607,732	1.71%
Cognizant Technology Solutions Corp., Class A *	115,250	5,220,825	1.35%
Electronic Arts, Inc. * (a)	387,186	6,872,551	1.78%
EMC Corp. *	356,285	6,224,299	1.61%
Hewlett-Packard Company	298,415	15,371,356	3.99%
Intel Corp.	802,820	16,377,528	4.25%
International Business Machines Corp.	62,100	8,128,890	2.11%
Intuit, Inc. *	126,000	3,869,460	1.00%
Marvell Technology Group, Ltd. *	172,300	3,575,225	0.93%
Microsoft Corp.	1,059,825	32,314,064	8.39%
National Semiconductor Corp. (a)	438,900	6,741,504	1.75%
NetApp, Inc. *	141,560	4,868,248	1.26%
ON Semiconductor Corp. *	439,420	3,871,290	1.00%
Oracle Corp.	138,925	3,409,220	0.88%
Palm, Inc. * (a)	355,100	3,565,204	0.92%
Red Hat, Inc. *	180,325	5,572,043	1.45%
Riverbed Technology, Inc. * (a)	157,735	3,623,173	0.94%
Rovi Corp. * (a)	114,314	3,643,187	0.95%
Salesforce.com, Inc. * (a)	100,040	7,379,951	1.92%
Synaptics, Inc. * (a)	102,700	3,147,755	0.82%
Trimble Navigation, Ltd. *	134,800	3,396,960	0.88%
Xilinx, Inc. (a)	215,400	5,397,924	1.40%
OTHER SECURITIES		21,359,095	5.55%

		223,697,277

TOTAL COMMON STOCKS (Cost $314,288,816)		$368,589,749

PREFERRED STOCKS - 0.21%
Communications - 0.11%		416,310	0.11%

The accompanying notes are an integral part of the financial statements.   125

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Science & Technology Trust

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED STOCKS (continued)
Technology - 0.10%		$386,000	0.10%

TOTAL PREFERRED STOCKS (Cost $802,310)		$802,310

WARRANTS - 0.21%
Consumer, Non-cyclical - 0.21%		823,937	0.21%

TOTAL WARRANTS (Cost $747,478)		$823,937

Securities Lending Collateral - 11.94%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	4,599,521	46,038,909	11.94%

TOTAL Securities Lending Collateral (Cost $46,041,454)		$46,038,909

SHORT TERM INVESTMENTS - 3.42%
T. Rowe Price Reserve Investment Fund, 0.2628%	12,169,442	12,169,442	3.16%
OTHER SECURITIES		1,000,000	0.26%

TOTAL SHORT TERM INVESTMENTS (Cost $13,169,442)		$13,169,442

REPURCHASE AGREEMENTS - 0.74%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $2,860,000 on 01/04/2010, collateralized by $2,690,000 Federal Home Loan Mortgage Corp., 4.375% due 08/06/2015 (valued at $2,918,650, including interest)	2,860,000	2,860,000	0.74%

TOTAL REPURCHASE AGREEMENTS (Cost $2,860,000)		$2,860,000

Total Investments (Science & Technology Trust) (Cost $377,909,500) - 112.15%		$432,284,347	112.15%
Other Assets and Liabilities, Net - (12.15%)		(46,823,186)	(12.15% )

TOTAL NET ASSETS - 100.00%		$385,461,161	100.00%

Small Cap Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.61%
Basic Materials - 0.77%		2,778,151	0.77%

Communications - 9.73%
Atheros Communications, Inc. * (a)	128,660	4,405,318	1.21%
Equinix, Inc. * (a)	68,260	7,245,799	2.00%
Focus Media Holding, Ltd., ADR * (a)	291,980	4,627,883	1.27%
NeuStar, Inc., Class A *	156,345	3,602,189	0.99%
Rackspace Hosting, Inc. * (a)	173,230	3,611,846	0.99%
RF Micro Devices, Inc. *	896,410	4,275,876	1.18%
SBA Communications Corp. * (a)	150,520	5,141,763	1.43%
OTHER SECURITIES		2,406,600	0.66%

		35,317,274
Consumer, Cyclical - 22.52%
Advance Auto Parts, Inc.	108,940	4,409,891	1.21%
Beacon Roofing Supply, Inc. *	232,340	3,717,440	1.02%
Carter’s, Inc. *	182,080	4,779,600	1.32%
Continental Airlines, Inc., Class B * (a)	195,190	3,497,805	0.96%
DreamWorks Animation SKG, Inc., Class A *	111,070	4,437,247	1.22%
Hanesbrands, Inc. *	316,720	7,636,120	2.11%
Owens & Minor, Inc.	93,220	4,001,935	1.10%
RC2 Corp. *	236,200	3,483,950	0.96%
Tam SA *	191,650	4,258,463	1.18%
Warnaco Group, Inc. *	120,350	5,077,567	1.40%
OTHER SECURITIES		36,455,910	10.04%

		81,755,928
Consumer, Non-cyclical - 30.34%
Corrections Corp. of America *	237,180	5,822,769	1.60%
Green Mountain Coffee Roasters, Inc. * (a)	66,150	5,389,241	1.48%
Health Net, Inc. *	291,130	6,780,418	1.88%
Healthsouth Corp. * (a)	213,385	4,005,236	1.10%
Herbalife, Ltd.	97,360	3,949,895	1.09%
ICON PLC, SADR *	211,150	4,588,290	1.26%
Inverness Medical Innovations, Inc. * (a)	89,650	3,721,372	1.03%
Jarden Corp.	240,600	7,436,946	2.05%
NutriSystem, Inc. (a)	173,280	5,401,137	1.48%
Parexel International Corp. *	230,890	3,255,549	0.90%
Tupperware Brands Corp.	84,180	3,920,263	1.08%
VistaPrint NV * (a)	90,910	5,150,961	1.42%
Volcano Corp. *	261,970	4,553,038	1.25%
OTHER SECURITIES		46,205,643	12.72%

		110,180,758
Energy - 2.75%
Massey Energy Company (a)	86,840	3,648,149	1.00%
St. Mary Land & Exploration Company	94,180	3,224,723	0.89%
OTHER SECURITIES		3,104,417	0.86%

		9,977,289

Financial - 3.10%		11,256,515	3.10%

The accompanying notes are an integral part of the financial statements.   126

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Cap Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Industrial - 13.31%
BE Aerospace, Inc. *	252,650	$5,937,275	1.64%
Brink’s Home Security Holdings, Inc. *	100,640	3,284,890	0.90%
J.B. Hunt Transport Services, Inc.	129,740	4,186,710	1.15%
Jabil Circuit, Inc.	452,352	7,857,353	2.17%
Overseas Shipholding Group, Inc. (a)	81,520	3,582,804	0.99%
Regal-Beloit Corp.	110,590	5,744,045	1.58%
Silgan Holdings, Inc.	62,700	3,629,076	1.00%
Trex Company, Inc. * (a)	179,671	3,521,551	0.96%
OTHER SECURITIES		10,579,407	2.92%

		48,323,111
Technology - 15.09%
ON Semiconductor Corp. *	504,460	4,444,293	1.22%
QLogic Corp. *	202,120	3,814,004	1.05%
Red Hat, Inc. *	113,550	3,508,695	0.96%
Seagate Technology	433,740	7,889,730	2.17%
Skyworks Solutions, Inc. * (a)	377,850	5,361,691	1.48%
SXC Health Solutions Corp. *	117,070	6,315,927	1.74%
Sykes Enterprises, Inc. *	170,925	4,353,460	1.20%
Triquint Semiconductor, Inc. *	633,110	3,798,660	1.05%
OTHER SECURITIES		15,307,086	4.22%

		54,793,546

TOTAL COMMON STOCKS (Cost $286,707,981)		$354,382,572

Securities Lending Collateral - 22.28%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	8,082,473	80,901,517	22.28%

TOTAL Securities Lending Collateral (Cost $80,906,921)		$80,901,517

REPURCHASE AGREEMENTS - 1.38%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $5,000,006 on 01/04/2010, collateralized by $7,412,133 Federal National Mortgage Association, 7.00% due 10/01/2037 (valued at $5,100,000, including interest)	5,000,000	5,000,000	1.38%

TOTAL REPURCHASE AGREEMENTS (Cost $5,000,000)		$5,000,000

Total Investments (Small Cap Growth Trust) (Cost $372,614,902) - 121.27%		$440,284,089	121.27%
Other Assets and Liabilities, Net - (21.27%)		(77,225,720)	(21.27% )

TOTAL NET ASSETS - 100.00%		$363,058,369	100.00%

Small Cap Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.84%
Basic Materials - 5.12%
Compass Minerals International, Inc.	11,923	801,106	0.52%
OTHER SECURITIES		7,040,001	4.60%

		7,841,107
Communications - 9.43%
Anixter International, Inc. *	19,690	927,399	0.61%
Ariba, Inc. *	83,990	1,051,555	0.69%
Arris Group, Inc. *	82,587	943,969	0.63%
Cincinnati Bell, Inc. *	242,257	835,787	0.55%
Cybersource Corp. * (a)	43,610	876,997	0.57%
GSI Commerce, Inc. *	32,354	821,468	0.54%
Interpublic Group of Companies, Inc.* (a)	121,089	893,637	0.58%
JDS Uniphase Corp. *	96,209	793,724	0.51%
World Wrestling Entertainment, Inc., Class A (a)	54,330	832,878	0.54%
OTHER SECURITIES		6,478,905	4.21%

		14,456,319
Consumer, Cyclical - 17.66%
Bally Technologies, Inc. *	20,616	851,234	0.56%
Beacon Roofing Supply, Inc. * (a)	48,846	781,536	0.51%
Carter’s, Inc. *	29,939	785,899	0.51%
Ingram Micro, Inc., Class A *	71,739	1,251,845	0.81%
J. Crew Group, Inc. * (a)	18,099	809,748	0.54%
Phillips-Van Heusen Corp.	30,814	1,253,514	0.82%
Titan International, Inc. (a)	101,635	824,260	0.53%
TRW Automotive Holdings Corp. *	57,994	1,384,896	0.91%
OTHER SECURITIES		19,122,564	12.47%

		27,065,496
Consumer, Non-cyclical - 14.80%
ABM Industries, Inc.	48,215	996,122	0.66%
EV3, Inc. *	69,313	924,635	0.61%
Gentiva Health Services, Inc. *	29,571	798,712	0.53%
Invacare Corp. (a)	37,314	930,611	0.60%
The Cooper Companies, Inc. (a)	32,387	1,234,593	0.82%
Universal Health Services, Inc., Class B	28,848	879,865	0.57%
Wright Express Corp. *	26,216	835,242	0.55%
OTHER SECURITIES		16,088,390	10.46%

		22,688,170

Diversified - 0.01%		12,524	0.01%

Energy - 9.01%
Arena Resources, Inc. *	19,463	839,244	0.55%
Complete Production Services, Inc. *	91,142	1,184,845	0.78%
Dresser-Rand Group, Inc. *	26,647	842,312	0.55%
Forest Oil Corp. * (a)	38,259	851,262	0.57%
Lufkin Industries, Inc.	12,161	890,185	0.58%

The accompanying notes are an integral part of the financial statements.   127

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Cap Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Oceaneering International, Inc. *	14,580	$853,221	0.56%
Penn Virginia Corp.	38,014	809,318	0.53%
OTHER SECURITIES		7,537,357	4.89%

		13,807,744
Financial - 17.55%
Commerce Bancshares, Inc.	20,136	779,665	0.52%
Digital Realty Trust, Inc., REIT (a)	16,000	804,480	0.52%
FPIC Insurance Group, Inc. *	20,102	776,339	0.51%
Hanover Insurance Group, Inc.	17,780	789,965	0.51%
KBW, Inc. * (a)	30,573	836,476	0.54%
LaSalle Hotel Properties, REIT	46,391	984,880	0.64%
OTHER SECURITIES		21,931,449	14.31%

		26,903,254
Industrial - 16.67%
AAR Corp. * (a)	43,896	1,008,729	0.66%
Baldor Electric Company (a)	33,459	939,863	0.62%
Cymer, Inc. *	22,990	882,356	0.58%
Dionex Corp. *	10,900	805,182	0.52%
OSI Systems, Inc. *	36,789	1,003,603	0.65%
OTHER SECURITIES		20,918,690	13.64%

		25,558,423
Technology - 7.87%
CACI International, Inc., Class A *	16,865	823,856	0.55%
ON Semiconductor Corp. *	98,893	871,246	0.56%
Open Text Corp. * (a)	20,805	845,724	0.56%
Quest Software, Inc. *	44,786	824,063	0.54%
Semtech Corp. *	50,154	853,119	0.55%
OTHER SECURITIES		7,848,099	5.11%

		12,066,107

Utilities - 1.72%		2,641,350	1.72%

TOTAL COMMON STOCKS (Cost $134,827,062)		$153,040,494

Securities Lending Collateral - 16.39%

John Hancock Collateral Investment Trust, 0.1387% (b) (c)	2,509,245	25,116,292	16.39%

TOTAL Securities Lending Collateral (Cost $25,117,219)		$25,116,292

SHORT TERM INVESTMENTS - 0.78%
State Street Institutional Liquid Reserves Fund, 0.1272%	1,190,137	$1,190,137	0.78%

TOTAL SHORT TERM INVESTMENTS (Cost $1,190,137)	$1,190,137

Total Investments (Small Cap Opportunities Trust) (Cost $161,134,418) - 117.01%		$179,346,923	117.01%
Other Assets and Liabilities, Net - (17.01%)		(26,072,570)	(17.01%)

TOTAL NET ASSETS - 100.00%		$153,274,353	100.00%

Small Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.43%
Basic Materials - 2.68%
Deltic Timber Corp.	127,600	5,892,568	1.27%
Zep, Inc.	378,550	6,556,486	1.41%

		12,449,054
Communications - 1.33%
Websense, Inc. *	353,400	6,170,364	1.33%

Consumer, Cyclical - 16.35%
Casey’s General Stores, Inc.	192,200	6,135,024	1.32%
Cato Corp., Class A	502,446	10,079,066	2.18%
CEC Entertainment, Inc. *	183,750	5,865,300	1.26%
Choice Hotels International, Inc. (a)	197,400	6,249,684	1.35%
Hibbett Sports, Inc. * (a)	209,400	4,604,706	0.99%
Sonic Corp. *	461,400	4,646,298	1.00%
Stage Stores, Inc.	682,649	8,437,542	1.82%
The Dress Barn, Inc. * (a)	246,100	5,684,910	1.22%
United Stationers, Inc. *	201,594	11,460,619	2.47%
OTHER SECURITIES		12,746,697	2.74%

		75,909,846
Consumer, Non-cyclical - 17.56%
Acco Brands Corp. *	779,900	5,677,672	1.22%
AmSurg Corp. *	236,230	5,201,785	1.12%
Arbitron, Inc. (a)	358,800	8,403,096	1.81%
Charles River Laboratories International, Inc. *	206,200	6,946,878	1.50%
Helen of Troy, Ltd. *	246,400	6,026,944	1.30%
Herbalife, Ltd.	257,700	10,454,889	2.25%
ICON PLC, SADR *	219,000	4,758,870	1.02%
Lance, Inc.	278,100	7,314,030	1.58%
MAXIMUS, Inc. (a)	194,200	9,710,000	2.09%
OTHER SECURITIES		17,035,764	3.67%

		81,529,928

The accompanying notes are an integral part of the financial statements.    128

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy - 5.12%
Penn Virginia Corp.	256,900	$5,469,401	1.18%
SEACOR Holdings, Inc. *	82,244	6,271,105	1.35%
Whiting Petroleum Corp. *	93,750	6,698,438	1.43%
OTHER SECURITIES		5,345,566	1.16%

		23,784,510
Financial - 22.42%
Ares Capital Corp.	603,966	7,519,377	1.62%
Delphi Financial Group, Inc.	403,250	9,020,702	1.94%
First Midwest Bancorp, Inc. (a)	571,200	6,220,368	1.34%
International Bancshares Corp. (a)	328,910	6,226,266	1.35%
MB Financial, Inc.	254,900	5,026,628	1.08%
Platinum Underwriters Holdings, Ltd.	214,909	8,228,866	1.77%
Realty Income Corp., REIT (a)	215,400	5,581,014	1.20%
Reinsurance Group of America, Inc.	131,000	6,242,150	1.34%
Webster Financial Corp.	486,800	5,778,316	1.24%
OTHER SECURITIES		44,273,277	9.54%

		104,116,964
Industrial - 20.69%
Acuity Brands, Inc. (a)	136,200	4,854,168	1.05%
Albany International Corp., Class A	405,734	9,112,786	1.97%
AptarGroup, Inc.	156,838	5,605,390	1.20%
Belden, Inc.	514,449	11,276,722	2.42%
Carlisle Companies, Inc.	463,500	15,879,510	3.41%
GATX Corp.	269,200	7,739,500	1.67%
Genesee & Wyoming, Inc., Class A *	230,025	7,508,016	1.62%
Kirby Corp. *	137,600	4,792,608	1.03%
Matthews International Corp., Class A	143,300	5,077,119	1.09%
Mueller Industries, Inc.	293,910	7,300,724	1.58%
Zebra Technologies Corp., Class A *	200,800	5,694,688	1.23%
OTHER SECURITIES		11,257,625	2.42%

		96,098,856
Technology - 4.47%
Diebold, Inc.	258,100	7,342,946	1.58%
OTHER SECURITIES		13,419,544	2.89%

		20,762,490
Utilities - 5.81%
Atmos Energy Corp.	164,600	4,839,240	1.04%
Unisource Energy Corp.	217,200	6,991,668	1.50%
Westar Energy, Inc.	255,600	5,551,632	1.20%
OTHER SECURITIES		9,604,937	2.07%

		26,987,477

TOTAL COMMON STOCKS (Cost $394,436,214)		$447,809,489

Securities Lending Collateral - 12.38%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	5,745,602	$57,510,608	12.38%

TOTAL Securities Lending Collateral (Cost $57,512,801)		$57,510,608

REPURCHASE AGREEMENTS - 3.51%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $15,700,017 on 01/04/2010, collateralized by $19,279,922 Federal National Mortgage Association, 4.324% due 12/01/2039 (valued at $16,014,000, including interest)	15,700,000	15,700,000	3.38%
OTHER SECURITIES		583,000	0.13%

TOTAL REPURCHASE AGREEMENTS (Cost $16,283,000)		$16,283,000

Total Investments (Small Cap Value Trust) (Cost $468,232,015) - 112.32%		$521,603,097	112.32%
Other Assets and Liabilities, Net - (12.32%)		(57,221,371)	(12.32%)

TOTAL NET ASSETS - 100.00%		$464,381,726	100.00%

Small Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.03%
Basic Materials - 1.25%		1,289,412	1.25%

Communications - 8.09%
F5 Networks, Inc. *	20,324	1,076,766	1.05%
NICE Systems, Ltd., SADR *	31,432	975,649	0.95%
Polycom, Inc. *	41,775	1,043,122	1.01%
SBA Communications Corp. * (a)	32,690	1,116,690	1.09%
OTHER SECURITIES		4,107,905	3.99%

		8,320,132
Consumer, Cyclical - 15.18%
Big Lots, Inc. *	29,378	851,374	0.83%
Deckers Outdoor Corp. *	8,548	869,502	0.84%
P.F. Chang’s China Bistro, Inc. * (a)	30,509	1,156,596	1.13%
Tech Data Corp. *	18,153	847,019	0.82%
TRW Automotive Holdings Corp. *	36,883	880,766	0.86%

The accompanying notes are an integral part of the financial statements.    129

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Cyclical (continued)
WMS Industries, Inc. *	20,733	$829,320	0.81%
OTHER SECURITIES		10,182,068	9.89%

		15,616,645
Consumer, Non-cyclical - 24.11%
American Medical Systems Holdings, Inc. * (a)	44,768	863,575	0.83%
Chemed Corp.	21,414	1,027,230	1.00%
Church & Dwight, Inc.	16,760	1,013,142	0.98%
Corrections Corp. of America *	40,068	983,669	0.96%
CoStar Group, Inc. * (a)	28,069	1,172,441	1.14%
Global Payments, Inc.	16,993	915,243	0.89%
MEDNAX, Inc. *	17,145	1,030,586	1.00%
Netflix, Inc. * (a)	15,853	874,134	0.85%
Perrigo Company	25,478	1,015,043	0.99%
United Therapeutics Corp. *	19,747	1,039,679	1.00%
VistaPrint NV * (a)	16,867	955,684	0.93%
OTHER SECURITIES		13,930,627	13.54%

		24,821,053
Energy - 7.35%
Arena Resources, Inc. *	21,386	922,164	0.89%
Carrizo Oil & Gas, Inc. * (a)	32,830	869,667	0.85%
Dril-Quip, Inc. *	24,653	1,392,401	1.36%
FMC Technologies, Inc. * (a)	16,351	945,742	0.92%
OTHER SECURITIES		3,433,098	3.33%

		7,563,072
Financial - 7.67%
Greenhill & Company, Inc. (a)	11,714	939,930	0.92%
ProAssurance Corp. *	16,482	885,249	0.86%
SVB Financial Group * (a)	22,095	921,141	0.90%
OTHER SECURITIES		5,148,588	4.99%

		7,894,908
Industrial - 14.78%
Advanced Energy Industries, Inc. * (a)	60,041	905,419	0.88%
Bucyrus International, Inc., Class A	18,025	1,016,069	0.99%
Forward Air Corp.	33,053	827,978	0.80%
Greif, Inc., Class A	18,224	983,732	0.96%
Hub Group, Inc., Class A *	32,538	872,994	0.85%
Knight Transportation, Inc. (a)	61,441	1,185,196	1.15%
Regal-Beloit Corp.	21,142	1,098,116	1.07%
Tetra Tech, Inc. *	36,231	984,396	0.96%
TransDigm Group, Inc.	28,897	1,372,319	1.33%
Wabtec Corp. (a)	21,825	891,333	0.87%
OTHER SECURITIES		5,066,215	4.92%

		15,203,767
Technology - 18.12%
ANSYS, Inc. *	19,092	829,738	0.81%
Blackboard, Inc. *	19,612	890,189	0.87%
Eclipsys Corp. *	47,597	881,496	0.86%
Informatica Corp. *	53,692	1,388,476	1.35%
Manhattan Associates, Inc. *	36,653	880,772	0.86%
Microsemi Corp. *	47,815	848,717	0.83%
ON Semiconductor Corp. *	94,945	836,465	0.81%
Quality Systems, Inc. (a)	22,864	1,435,631	1.39%
Sybase, Inc. * (a)	26,846	1,165,116	1.13%
OTHER SECURITIES		9,486,647	9.21%

		18,643,247
Utilities - 1.48%
ITC Holdings Corp.	17,591	916,315	0.89%
OTHER SECURITIES		602,513	0.59%

		1,518,828

TOTAL COMMON STOCKS (Cost $92,496,629)		$100,871,064

Securities Lending Collateral - 25.08%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	2,577,780	25,802,293	25.08%

TOTAL Securities Lending Collateral (Cost $25,802,914)		$25,802,293

SHORT TERM INVESTMENTS - 2.11%
State Street Institutional Liquid Reserves Fund, 0.1272%	2,166,254	2,166,254	2.11%

TOTAL SHORT TERM INVESTMENTS (Cost $2,166,254)		$2,166,254

Total Investments (Small Company Growth Trust) (Cost $120,465,797) - 125.22%		$128,839,611	125.22%
Other Assets and Liabilities, Net - (25.22%)		(25,949,016)	(25.22%)

TOTAL NET ASSETS - 100.00%		$102,890,595	100.00%

Small Company Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.54%
Basic Materials - 9.03%
Airgas, Inc.	82,200	3,912,720	0.98%
Arch Chemicals, Inc.	112,800	3,483,264	0.86%
Clearwater Paper Corp. *	53,800	2,957,386	0.73%
Deltic Timber Corp.	70,900	3,274,162	0.81%
International Royalty Corp.	472,600	3,383,816	0.83%

The accompanying notes are an integral part of the financial statements.   130

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Company Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Basic Materials (continued)
Potlatch Corp.	102,700	$3,274,076	0.81%
OTHER SECURITIES		16,216,675	4.01%

		36,502,099

Communications - 2.41%		9,761,684	2.41%

Consumer, Cyclical - 11.88%
Alaska Air Group, Inc. *	105,400	3,642,624	0.90%
Beacon Roofing Supply, Inc. * (a)	348,100	5,569,600	1.38%
Orient Express Hotels, Ltd., Class A * (a)	294,100	2,982,174	0.74%
Owens & Minor, Inc.	166,800	7,160,724	1.77%
OTHER SECURITIES		28,677,867	7.09%

		48,032,989
Consumer, Non-cyclical - 13.21%
Aaron, Inc., Class B (a)	279,900	7,761,627	1.92%
FTI Consulting, Inc. * (a)	83,200	3,923,712	0.96%
McGrath Rentcorp	191,000	4,270,760	1.05%
Navigant Consulting Company *	211,900	3,148,834	0.78%
West Pharmaceutical Services, Inc.	100,800	3,951,360	0.98%
OTHER SECURITIES		30,346,907	7.52%

		53,403,200
Energy - 6.79%
Carbo Ceramics, Inc. (a)	48,934	3,335,831	0.83%
Penn Virginia Corp.	202,400	4,309,096	1.07%
Whiting Petroleum Corp. *	80,400	5,744,580	1.41%
OTHER SECURITIES		14,076,078	3.48%

		27,465,585
Financial - 18.77%
Ares Capital Corp.	361,400	4,499,430	1.11%
CBL & Associates Properties, Inc., REIT	419,500	4,056,565	1.00%
East West Bancorp, Inc. (a)	136,070	2,149,906	0.53%
Home Bancshares, Inc.	132,000	3,177,240	0.79%
Kilroy Realty Corp., REIT (a)	143,100	4,388,877	1.09%
LaSalle Hotel Properties, REIT	168,100	3,568,763	0.88%
Max Capital Group, Ltd.	155,100	3,458,730	0.86%
ProAssurance Corp. *	136,500	7,331,415	1.81%
Stifel Financial Corp. *	70,000	4,146,800	1.03%
SVB Financial Group * (a)	125,700	5,240,433	1.29%
Wintrust Financial Corp. (a)	107,200	3,300,688	0.82%
OTHER SECURITIES		30,584,879	7.56%

		75,903,726
Industrial - 22.77%
Ameron International Corp. (a)	51,100	3,242,806	0.80%
AptarGroup, Inc.	146,900	5,250,206	1.30%
Drew Industries, Inc. *	153,300	3,165,645	0.79%
Genesee & Wyoming, Inc., Class A *	153,400	5,006,976	1.24%
IDEX Corp.	147,250	4,586,838	1.14%
Insituform Technologies, Inc., Class A *	182,200	4,139,584	1.02%
Kirby Corp. * (a)	153,506	5,346,614	1.32%
Landstar Systems, Inc.	205,800	7,978,866	1.97%
Matthews International Corp., Class A	137,200	4,860,996	1.20%
Nordson Corp. (a)	100,300	6,136,353	1.52%
Sims Group, Ltd., SADR	185,700	3,621,150	0.90%
Universal Forest Products, Inc.	83,200	3,062,592	0.76%
Waste Connections, Inc. *	122,100	4,070,814	1.01%
Woodward Governor Company	189,800	4,891,146	1.21%
OTHER SECURITIES		26,653,932	6.59%

		92,014,518
Technology - 5.90%
Progress Software Corp. *	156,000	4,556,760	1.13%
SYNNEX Corp. * (a)	106,100	3,253,026	0.80%
OTHER SECURITIES		16,054,221	3.97%

		23,864,007
Utilities - 3.78%
Cleco Corp.	144,200	3,940,986	0.98%
El Paso Electric Company *	144,500	2,930,460	0.72%
OTHER SECURITIES		8,413,266	2.08%

		15,284,712

TOTAL COMMON STOCKS (Cost $366,791,950)		$382,232,520

PREFERRED STOCKS - 2.23%
Energy - 0.60%		2,407,444	0.60%
Whiting Petroleum Corp., 6.25%	13,400	2,407,444	0.60%

Financial - 1.63%
Assured Guaranty, Ltd., 8.50%	33,100	3,022,361	0.75%
East West Bancorp., Inc., Series A, 8.00%	2,830	3,578,705	0.88%

		6,601,066

TOTAL PREFERRED STOCKS (Cost $5,796,526)		$9,008,510

Securities Lending Collateral - 17.76%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	7,173,092	71,799,065	17.76%

TOTAL Securities Lending Collateral (Cost $71,801,829)		$71,799,065

INVESTMENT COMPANIES - 1.04%

The accompanying notes are an integral part of the financial statements.    131

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Small Company Value Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES (continued)
Investment Companies - 1.04%		$4,201,390	1.04%

TOTAL INVESTMENT COMPANIES (Cost $5,507,521)		$4,201,390

SHORT TERM INVESTMENTS - 2.01%
T. Rowe Price Reserve Investment Fund, 0.2628%	7,484,560	7,484,560	1.85%
OTHER SECURITIES		628,876	0.16%

TOTAL SHORT TERM INVESTMENTS (Cost $8,113,436)		$8,113,436

Total Investments (Small Company Value Trust) (Cost $458,011,262) - 117.58%		$475,354,921	117.58%
Other Assets and Liabilities, Net - (17.58%)		(71,059,611)	(17.58%)

TOTAL NET ASSETS - 100.00%		$404,295,310	100.00%

Smaller Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.16%
Basic Materials - 3.23%
Albemarle Corp.	79,600	2,895,051	1.23%
OTHER SECURITIES		4,656,283	2.00%

		7,551,334
Communications - 16.52%
Amdocs, Ltd. *	81,500	2,325,194	1.00%
American Tower Corp., Class A *	82,800	3,577,787	1.54%
Cogent Communications Group, Inc. *	203,408	2,005,603	0.86%
CommScope, Inc. *	54,380	1,442,701	0.62%
Cybersource Corp. *	44,252	889,907	0.39%
Equinix, Inc. * (a)	38,500	4,086,774	1.75%
Mastec, Inc. *	297,243	3,715,537	1.59%
NICE Systems, Ltd., SADR *	25,243	783,543	0.34%
NII Holdings, Inc. *	102,100	3,428,517	1.47%
Premiere Global Services, Inc. *	244,457	2,016,769	0.86%
OTHER SECURITIES		14,290,712	6.10%

		38,563,044
Consumer, Cyclical - 16.76%
Big Lots, Inc. *	26,787	776,288	0.34%
Chico’s FAS, Inc. *	251,129	3,528,362	1.52%
Kohl’s Corp. *	62,900	3,392,196	1.46%
LKQ Corp. *	102,700	2,011,894	0.86%
Navistar International Corp. *	30,200	1,167,230	0.50%
Tractor Supply Company *	57,583	3,049,595	1.30%
Watsco, Inc.	62,300	3,051,453	1.30%
OTHER SECURITIES		22,149,389	9.48%

		39,126,407
Consumer, Non-cyclical - 20.06%
American Medical Systems Holdings, Inc. *	48,691	939,249	0.40%
Bruker BioSciences Corp. *	69,198	834,528	0.35%
Illumina, Inc. * (a)	77,700	2,381,505	1.03%
St. Jude Medical, Inc. *	43,600	1,603,608	0.68%
The Cooper Companies, Inc. (a)	53,900	2,054,667	0.87%
United Therapeutics Corp. *	46,517	2,449,119	1.06%
VCA Antech, Inc. *	61,441	1,531,109	0.66%
Vivus, Inc. *	106,286	976,769	0.41%
OTHER SECURITIES		34,076,466	14.60%

		46,847,020
Energy - 7.58%
Arena Resources, Inc. *	43,919	1,893,787	0.81%
Cabot Oil & Gas Corp.	64,800	2,824,631	1.21%
Core Laboratories N.V.	6,432	759,748	0.32%
Dril-Quip, Inc. *	54,895	3,100,471	1.32%
OTHER SECURITIES		9,113,884	3.92%

		17,692,521
Financial - 8.14%
Everest Re Group, Ltd.	27,600	2,364,768	1.01%
Lazard, Ltd., Class A	24,400	926,468	0.41%
Raymond James Financial, Inc. (a)	114,200	2,714,535	1.17%
SEI Investments Company	109,800	1,923,697	0.83%
Waddell & Reed Financial, Inc.,
Class A	79,580	2,430,373	1.05%
Willis Group Holdings, Ltd.	88,000	2,321,440	0.99%
OTHER SECURITIES		6,326,972	2.68%

		19,008,253

Government - 0.03%		69,941	0.03%

Industrial - 15.27%
A.O. Smith Corp.	75,100	3,258,588	1.39%
Chicago Bridge & Iron Company N.V.* (a)	117,500	2,375,850	1.01%
Crown Holdings, Inc. *	88,600	2,266,389	0.98%
Cymer, Inc. *	32,877	1,261,819	0.54%
Hub Group, Inc., Class A *	70,519	1,892,025	0.82%
McDermott International, Inc. *	114,200	2,741,942	1.17%
Pall Corp.	82,800	2,997,359	1.27%
Waste Connections, Inc. *	89,088	2,970,195	1.28%
OTHER SECURITIES		15,889,212	6.81%

		35,653,379

The accompanying notes are an integral part of the financial statements.   132

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Smaller Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Technology - 10.23%
Monolithic Power Systems, Inc. *	64,447	$1,544,794	0.67%
Solera Holdings, Inc.	26,726	962,405	0.41%
Western Digital Corp. *	34,000	1,501,101	0.65%
OTHER SECURITIES		19,881,834	8.50%

		23,890,134
Utilities - 0.34%		785,299	0.34%

TOTAL COMMON STOCKS (Cost $198,861,658)		$229,187,332

Securities Lending Collateral - 11.96%
John Hancock Collateral
Investment Trust, 0.1387% (c) (d)	2,789,017	27,916,663	11.96%

TOTAL Securities Lending Collateral (Cost $27,918,211)		$27,916,663

SHORT TERM INVESTMENTS - 1.13%
State Street Institutional Liquid Reserves Fund, 0.1272%	2,364,466	2,364,466	1.01%
OTHER SECURITIES		284,998	0.12%

TOTAL SHORT TERM INVESTMENTS (Cost $2,649,463)		$2,649,463

REPURCHASE AGREEMENTS - 0.61%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $1,422,000 on 1/1/2010, collateralized by $1,395,000 Federal Home Loan Bank,4.375% due 09/19/2010 (valued at $1,451,219, including interest)	1,422,000	1,422,000	0.61%

TOTAL REPURCHASE AGREEMENTS (Cost $1,422,000)		$1,422,000

Total Investments (Smaller Company Growth Trust) (Cost $230,851,332) - 111.86%		$261,175,458	111.86%
Other Assets and Liabilities, Net - (11.86%)		(27,681,640)	(11.86%)

TOTAL NET ASSETS - 100.00%		$233,493,818	100.00%

U.S. Multi-Sector Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.26%
Basic Materials - 0.99%
Southern Copper Corp. (a)	78,400	$2,580,144	0.27%
OTHER SECURITIES		6,979,310	0.72%

		9,559,454
Communications - 14.67%
Amazon.com, Inc. *	30,100	4,049,052	0.42%
AT&T, Inc.	297,105	8,327,853	0.86%
Cisco Systems, Inc. *	1,064,900	25,493,706	2.63%
eBay, Inc. *	552,600	13,008,204	1.35%
Google, Inc., Class A *	69,940	43,361,401	4.48%
QUALCOMM, Inc.	627,000	29,005,020	3.00%
Verizon Communications, Inc.	207,800	6,884,414	0.71%
OTHER SECURITIES		11,886,018	1.22%

		142,015,668
Consumer, Cyclical - 9.31%
Coach, Inc.	111,600	4,076,748	0.42%
Home Depot, Inc.	241,600	6,989,488	0.73%
McDonald’s Corp.	64,500	4,027,380	0.42%
Walgreen Company	387,800	14,240,016	1.48%
Wal-Mart Stores, Inc.	742,500	39,686,625	4.11%
OTHER SECURITIES		21,138,645	2.15%

		90,158,902
Consumer, Non-cyclical - 40.15%
Abbott Laboratories	234,400	12,655,256	1.31%
Altria Group, Inc.	389,100	7,638,033	0.79%
Amgen, Inc. *	235,300	13,310,921	1.37%
Apollo Group, Inc., Class A *	47,300	2,865,434	0.30%
Bristol-Myers Squibb Company (a)	197,100	4,976,775	0.51%
Coca-Cola Enterprises, Inc.	44,300	939,160	0.10%
Colgate-Palmolive Company	163,800	13,456,170	1.39%
Eli Lilly & Company	436,200	15,576,702	1.61%
Forest Laboratories, Inc. *	104,800	3,365,128	0.35%
Gilead Sciences, Inc. *	57,800	2,501,584	0.26%
Johnson & Johnson	723,500	46,600,635	4.82%
Kimberly-Clark Corp.	57,100	3,637,841	0.38%
Medtronic, Inc.	190,400	8,373,792	0.86%
Merck & Company, Inc.	701,263	25,624,150	2.64%
Pepsi Bottling Group, Inc.	16,900	633,750	0.07%
PepsiCo, Inc.	379,500	23,073,600	2.38%
Pfizer, Inc.	2,924,494	53,196,546	5.48%
Philip Morris International, Inc.	472,200	22,755,318	2.34%
Procter & Gamble Company	324,400	19,668,372	2.03%
The Coca-Cola Company	719,000	40,983,000	4.23%
UnitedHealth Group, Inc.	733,500	22,357,080	2.31%
WellPoint, Inc. *	148,300	8,644,407	0.89%
Zimmer Holdings, Inc. *	52,800	3,121,008	0.32%
OTHER SECURITIES		32,933,861	3.41%

		388,888,523

The accompanying notes are an integral part of the financial statements.   133

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

U.S. Multi-Sector Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy - 8.34%
Chevron Corp.	260,600	$20,063,594	2.08%
ConocoPhillips Company	133,500	6,817,845	0.70%
Exxon Mobil Corp.	690,700	47,098,833	4.87%
OTHER SECURITIES		6,740,330	0.69%

		80,720,602
Financial - 3.13%
Goldman Sachs Group, Inc.	45,860	7,743,002	0.79%
State Street Corp.	10,600	461,524	0.05%
The Travelers Companies, Inc.	59,800	2,981,628	0.30%
OTHER SECURITIES		19,138,713	1.99%

		30,324,867
Industrial - 2.44%
3M Company	84,700	7,002,149	0.73%
General Dynamics Corp.	53,100	3,619,827	0.37%
United Technologies Corp.	60,800	4,220,128	0.45%
OTHER SECURITIES		8,759,132	0.89%

		23,601,236
Technology - 16.93%
Apple, Inc. *	91,640	19,323,210	2.00%
Hewlett-Packard Company	58,500	3,013,335	0.31%
International Business Machines Corp.	103,660	13,569,094	1.40%
Microsoft Corp.	1,790,300	54,586,247	5.64%
Oracle Corp.	2,321,200	56,962,249	5.88%
OTHER SECURITIES		16,614,064	1.70%

		164,068,199

Utilities - 0.30%		2,908,380	0.30%

TOTAL COMMON STOCKS (Cost $830,698,826)		$932,245,831

Securities Lending Collateral - 1.58%
John Hancock Collateral
Investment Trust, 0.1387% (b) (c)	1,527,382	15,288,334	1.58%

TOTAL Securities Lending Collateral (Cost $15,289,217)		$15,288,334

SHORT TERM INVESTMENTS - 1.53%
U.S. Treasury Bills
0.010%, due 03/18/2010	14,800,000	14,798,488	1.53%

TOTAL SHORT TERM INVESTMENTS (Cost $14,798,488)		$14,798,488

REPURCHASE AGREEMENTS - 1.89%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $18,274,000 on 01/04/2010, collateralized by $17,180,000 Federal Home Loan Mortgage Corp., 4.375% due 07/21/2015 (valued at $18,640,300, including interest)	18,274,000	$18,274,000	1.89%

TOTAL REPURCHASE AGREEMENTS (Cost $18,274,000)		$18,274,000

Total Investments (U.S. Multi-Sector Trust) (Cost $879,060,531) - 101.26%		$980,606,653	101.26%
Other Assets and Liabilities, Net - (1.26%)		(12,225,572)	(1.26%)

TOTAL NET ASSETS - 100.00%		$968,381,081	100.00%

Utilities Trust

		Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 89.05%
Communications - 28.11%
American Tower Corp., Class A *		32,900	1,421,609	0.84%
AT&T, Inc.	.	146,810	4,115,084	2.43%
Cellcom Israel, Ltd.	.	134,530	4,313,032	2.55%
CenturyTel, Inc. (a)	.	76,600	2,773,686	1.64%
Comcast Corp., Class A	.	188,600	3,019,486	1.78%
Koninklijke KPN NV	.	133,890	2,271,005	1.34%
MTN Group, Ltd.		89,160	1,418,478	0.84%
Partner Communications Company,Ltd., ADR (a)		55,200	1,123,320	0.66%
Rogers Communications, Inc., Class B		44,450	1,389,368	0.82%
Telefonica SA	.	51,770	1,442,910	0.85%
Time Warner Cable, Inc.	.	77,100	3,191,169	1.90%
Virgin Media, Inc. (a)	.	262,000	4,409,460	2.60%
Vivo Participacoes SA (a)	.	69,475	2,153,725	1.27%
Vodafone Group PLC	.	1,873,860	4,339,300	2.57%
Windstream Corp.	.	224,588	2,468,222	1.46%
OTHER SECURITIES			7,712,642	4.56%

			47,562,496

Consumer, Cyclical - 0.05%			80,625	0.05%

Energy - 13.33%
El Paso Corp.		375,580	3,691,951	2.18%
EQT Corp.	.	123,760	5,435,539	3.21%
Questar Corp.	.	139,451	5,796,979	3.42%

The accompanying notes are an integral part of the financial statements.   134

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Utilities Trust

		Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Energy (continued)
Williams Companies, Inc.		231,051	$4,870,555	2.88%
OTHER SECURITIES			2,756,020	1.64%

			22,551,044
Utilities - 47.56%
AES Corp. *		345,250	4,595,278	2.72%
Allegheny Energy, Inc.		86,830	2,038,768	1.21%
American Electric Power Company,Inc.		107,350	3,734,707	2.21%
CEZ AS		72,181	3,386,052	2.00%
CMS Energy Corp. (a)		365,000	5,715,899	3.38%
Companhia de Saneamento de Minas Gerais *		63,400	1,204,685	0.71%
Constellation Energy Group, Inc.		81,271	2,858,301	1.69%
Dominion Resources, Inc.		60,100	2,339,092	1.38%
DPL, Inc.		107,130	2,956,788	1.75%
E.ON AG		76,205	3,181,381	1.88%
Enagas		57,391	1,270,206	0.76%
Entergy Corp.		13,400	1,096,656	0.65%
FirstEnergy Corp.		56,800	2,638,360	1.56%
GDF Suez		59,492	2,580,986	1.53%
National Grid PLC		188,800	2,063,791	1.22%
Northeast Utilities		90,270	2,328,063	1.38%
NRG Energy, Inc. * (a)		156,752	3,700,915	2.19%
OGE Energy Corp.		55,600	2,051,084	1.21%
PG&E Corp.		48,600	2,169,990	1.28%
PPL Corp.		140,000	4,523,400	2.67%
Public Service Enterprise Group, Inc.		108,490	3,607,293	2.13%
Red Electrica De Espana		56,501	3,131,393	1.85%
Sempra Energy		105,660	5,914,847	3.49%
Tractebel Energia SA		126,700	1,553,231	0.92%
Wisconsin Energy Corp.		40,400	2,013,132	1.19%
OTHER SECURITIES			7,789,388	4.60%

			80,443,686

TOTAL COMMON STOCKS (Cost $140,896,214)			$150,637,851

PREFERRED STOCKS - 5.39%
Energy - 0.81%
El Paso Corp., 4.99%		1,510	1,364,663	0.81%

Utilities - 4.58%
AES Tiete SA		152,736	1,751,348	1.04%
Eletropaulo Metropolitana SA, Class B		139,400	2,743,176	1.62%
FPL Group, Inc., 8.375%	.	40,000	2,086,000	1.23%
OTHER SECURITIES			1,180,831	0.69%

			7,761,355

TOTAL PREFERRED STOCKS (Cost $8,003,683)			$9,126,018

CORPORATE BONDS - 1.02%
Communications - 0.40%
Virgin Media
8.375% to 9.500%, due 8/15/2016 to 10/15/2019			$380,700	0.23%
OTHER SECURITIES			295,969	0.17%

			676,669
Energy - 0.62%			1,053,722	0.62%

TOTAL CORPORATE BONDS (Cost $1,539,021)			$1,730,391

CONVERTIBLE BONDS - 0.34%
Communications - 0.34%
Virgin Media
6.500%, due 11/15/2016 (f)		488,000	578,280	0.34%

TOTAL CONVERTIBLE BONDS (Cost $281,795)			$578,280

Securities Lending Collateral - 11.12%
John Hancock Collateral
Investment Trust, 0.1387% (b) (c)		1,879,583	18,813,683	11.12%

TOTAL Securities Lending Collateral (Cost $18,814,938)			$18,813,683

REPURCHASE AGREEMENTS - 5.22%

Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $8,837,000 on 01/04/2010, collateralized by $9,040,000 Federal Home Loan Mortgage Corp., 2.00% due 12/29/2012 (valued at $9,017,400, including interest)

	.	8,837,000	8,837,000	5.22%

TOTAL REPURCHASE AGREEMENTS (Cost $8,837,000)			$8,837,000

Total Investments (Utilities Trust) (Cost $178,372,651) - 112.14%			$189,723,223	112.14%
Other Assets and Liabilities, Net - (12.14%)			(20,546,376)	(12.14%)

TOTAL NET ASSETS - 100.00%			$169,176,847	100.00%

Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 96.44%
Basic Materials - 4.41%
PPG Industries, Inc. (a)	62,500	3,658,750	1.52%

The accompanying notes are an integral part of the financial statements.   135

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009

(showing percentage of total net assets)

Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Basic Materials (continued)
Valspar Corp.	256,240	$6,954,354	2.89%

		10,613,104
Consumer, Cyclical - 7.15%
Darden Restaurants, Inc.	62,000	2,174,340	0.90%
Harley-Davidson, Inc. (a)	208,668	5,258,434	2.18%
Lear Corp. *	70,300	4,755,092	1.98%
Newell Rubbermaid, Inc.	334,140	5,015,441	2.09%

		17,203,307
Consumer, Non-cyclical - 20.01%
Avery Dennison Corp.	245,800	8,969,242	3.73%
Beckman Coulter, Inc.	132,630	8,679,307	3.61%
Brookdale Senior Living, Inc. *	410,900	7,474,271	3.11%
ConAgra Foods, Inc.	247,820	5,712,251	2.38%
Estee Lauder Companies, Inc., Class A	83,490	4,037,576	1.68%
Healthsouth Corp. * (a)	260,644	4,892,288	2.03%
Henry Schein, Inc. *	47,000	2,472,200	1.03%
Sysco Corp.	210,800	5,889,752	2.44%

		48,126,887
Energy - 7.08%
El Paso Corp.	568,470	5,588,060	2.32%
Hess Corp.	21,380	1,293,490	0.54%
Pioneer Natural Resources Company	94,800	4,566,516	1.90%
Smith International, Inc. (a)	205,300	5,578,001	2.32%

		17,026,067
Financial - 23.32%
ACE, Ltd. *	134,243	6,765,848	2.81%
Aspen Insurance Holdings, Ltd.	80,156	2,039,970	0.85%
BB&T Corp. (a)	187,017	4,744,621	1.97%
Charles Schwab Corp.	274,500	5,166,090	2.15%
Comerica, Inc.	128,400	3,796,788	1.58%
Fidelity National Information Services,Inc.	332,100	7,784,424	3.23%
Invesco, Ltd.	101,322	2,380,054	0.99%
Marsh & McLennan Companies, Inc.	255,111	5,632,851	2.34%
Northern Trust Corp.	124,539	6,525,844	2.72%
Washington Federal, Inc.	144,419	2,793,063	1.16%
Weingarten Realty Investors, REIT (a)	98,700	1,953,273	0.81%
Willis Group Holdings, Ltd.	247,100	6,518,498	2.71%

		56,101,324
Industrial - 21.35%
Flextronics International, Ltd. *	711,731	5,202,754	2.16%
Goodrich Corp.	144,790	9,302,758	3.87%
Lennox International, Inc.	126,900	4,954,176	2.06%
Pentair, Inc.	307,360	9,927,727	4.13%
Snap-on, Inc.	184,000	7,775,840	3.23%
Sonoco Products Company	176,800	5,171,400	2.15%
Zebra Technologies Corp., Class A*	317,400	9,001,464	3.75%

		51,336,119
Technology - 6.13%
Agilent Technologies, Inc. *	168,600	5,238,402	2.18%
Diebold, Inc.	238,170	6,775,937	2.82%
Teradata Corp. *	86,600	2,721,838	1.13%

		14,736,177
Utilities - 6.99%
Edison International	159,700	5,554,366	2.31%
Great Plains Energy, Inc.	264,000	5,118,960	2.13%
Wisconsin Energy Corp.	122,970	6,127,595	2.55%

		16,800,921

TOTAL COMMON STOCKS (Cost $213,042,181)		$231,943,906

Securities Lending Collateral - 7.71%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	1,851,465	18,532,241	7.71%

TOTAL Securities Lending Collateral (Cost $18,533,067)		$18,532,241

REPURCHASE AGREEMENTS - 3.47%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $8,342,000 on 01/04/2010, collateralized by $8,180,000 Federal Home Loan Bank, 4.375% due 09/18/2010 (valued at $8,509,654, including interest)	8,342,000	8,342,000	3.47%

TOTAL REPURCHASE AGREEMENTS (Cost $8,342,000)		$8,342,000

Total Investments (Value Trust) (Cost $239,917,248) - 107.62%		$258,818,147	107.62%
Other Assets and Liabilities, Net - (7.62%)		(18,322,597)	(7.62%)

TOTAL NET ASSETS - 100.00%		$240,495,550	100.00%

Value & Restructuring Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.01%
Basic Materials - 12.94%
Celanese Corp., Series A	208,850	6,704,085	2.25%

The accompanying notes are an integral part of the financial statements. 136

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Value & Restructuring Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Basic Materials (continued)
Freeport-McMoRan Copper & Gold, Inc., Class B *	74,600	$5,989,634	2.00%
Grupo Mexico SAB de CV, Series B	2,317,000	5,288,612	1.78%
Lanxess AG (a)	81,850	3,080,989	1.03%
PPG Industries, Inc. (a)	52,900	3,096,766	1.04%
Schnitzer Steel Industries, Inc.	53,650	2,559,105	0.86%
Southern Copper Corp. (a)	223,200	7,345,512	2.47%
Vale SA	154,400	4,482,232	1.51%

		38,546,935
Communications - 9.23%
America Movil SAB de CV, Series L,
ADR	227,500	10,687,950	3.59%
CommScope, Inc. *	123,700	3,281,761	1.10%
Harris Corp.	223,050	10,606,028	3.56%
OTHER SECURITIES		2,899,261	0.98%

		27,475,000
Consumer, Cyclical - 4.19%
Copa Holdings SA, Class A	81,500	4,439,305	1.49%
Newell Rubbermaid, Inc.	157,250	2,360,323	0.79%
TJX Companies, Inc.	138,800	5,073,140	1.71%
OTHER SECURITIES		607,494	0.20%

		12,480,262
Consumer, Non-cyclical - 13.61%
AerCap Holdings NV * (a)	223,000	2,020,380	0.68%
AmerisourceBergen Corp.	207,250	5,403,008	1.81%
Avon Products, Inc.	149,550	4,710,825	1.58%
Baxter International, Inc.	78,800	4,623,984	1.55%
Bristol-Myers Squibb Company (a)	196,400	4,959,100	1.67%
Dean Foods Company *	134,540	2,427,102	0.82%
Lorillard, Inc.	158,300	12,700,408	4.27%
OTHER SECURITIES		3,677,871	1.23%

		40,522,678
Energy - 24.12%
Alpha Natural Resources, Inc. *	247,350	10,730,043	3.60%
Anadarko Petroleum Corp.	99,050	6,182,701	2.08%
ConocoPhillips Company	124,450	6,355,662	2.13%
CONSOL Energy, Inc.	190,450	9,484,410	3.19%
Devon Energy Corp.	99,900	7,342,650	2.47%
Murphy Oil Corp.	43,200	2,341,440	0.79%
Noble Energy, Inc.	83,200	5,925,504	1.99%
PetroHawk Energy Corp. *	164,250	3,940,358	1.32%
Petroleo Brasileiro SA, ADR (a)	307,850	14,678,287	4.94%
OTHER SECURITIES		4,823,002	1.61%

		71,804,057
Financial - 15.71%
ACE, Ltd. *	153,400	7,731,360	2.59%
Goldman Sachs Group, Inc.	34,725	5,862,969	1.96%
Invesco, Ltd.	243,500	5,719,815	1.92%
JPMorgan Chase & Company	119,450	4,977,482	1.67%
Loews Corp.	95,800	3,482,330	1.17%
MetLife, Inc.	111,100	3,927,385	1.32%
Morgan Stanley	151,550	4,485,880	1.51%
PNC Financial Services Group, Inc.	79,500	4,196,805	1.41%
OTHER SECURITIES		6,401,866	2.16%

		46,785,892
Industrial - 14.15%
Aecom Technology Corp. *	85,950	2,363,625	0.79%
AGCO Corp. *	147,500	4,770,150	1.60%
Black & Decker Corp. (a)	93,400	6,055,122	2.03%
Eaton Corp.	91,100	5,795,782	1.96%
Ryder Systems, Inc.	72,525	2,985,854	1.00%
Tyco International, Ltd.	128,000	4,567,040	1.53%
Union Pacific Corp. (a)	154,600	9,878,940	3.32%
United Technologies Corp.	82,200	5,705,502	1.92%

		42,122,015
Technology - 2.95%
International Business Machines Corp.	67,100	8,783,390	2.95%

Utilities - 1.11%
Enel SpA	306,008	1,776,961	0.59%
OTHER SECURITIES		1,538,592	0.52%

		3,315,553

TOTAL COMMON STOCKS (Cost $273,672,587)		$291,835,782

PREFERRED STOCKS - 0.41%
Financial - 0.41%		1,219,825	0.41%

TOTAL PREFERRED STOCKS (Cost $1,005,340)		$1,219,825

CORPORATE BONDS - 0.87%
Consumer, Cyclical - 0.87%
Ford Motor Company 4.250%, due 11/15/2016	2,060,000	2,582,725	0.87%

TOTAL CORPORATE BONDS (Cost $2,113,889)		$2,582,725

Securities Lending Collateral - 12.75%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	3,794,147	37,977,516	12.75%

TOTAL Securities Lending Collateral (Cost $37,979,432)		$37,977,516

The accompanying notes are an integral part of the financial statements.   137

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Value & Restructuring Trust
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 0.56%

TOTAL REPURCHASE AGREEMENTS (Cost $1,668,000)		$1,668,000

Total Investments (Value & Restructuring Trust) (Cost $316,439,248) - 112.60%		$335,283,848	112.60%
Other Assets and Liabilities, Net - (12.60%)		(37,507,022)	(12.60%)

TOTAL NET ASSETS - 100.00%		$297,776,826	100.00%

Vista Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.83%
Basic Materials - 6.74%
AK Steel Holding Corp.,	55,422	1,183,260	0.88%
Celanese Corp., Series A	47,300	1,518,330	1.13%
Freeport-McMoRan Copper & Gold, Inc., Class B *	33,600	2,697,744	2.00%
MeadWestvaco Corp.	44,700	1,279,761	0.95%
OTHER SECURITIES		2,384,521	1.78%

		9,063,616
Communications - 10.84%
American Tower Corp., Class A *	32,200	1,391,362	1.03%
Atheros Communications, Inc. * (a)	35,200	1,205,248	0.90%
Ctrip.com International, Ltd., ADR *	18,900	1,358,154	1.01%
Equinix, Inc. * (a)	25,300	2,685,595	2.00%
Priceline.com, Inc. *	6,100	1,332,850	0.99%
SBA Communications Corp. *	126,224	4,311,812	3.21%
OTHER SECURITIES		2,287,636	1.70%

		14,572,657
Consumer, Cyclical - 17.63%
Autoliv, Inc.	29,900	1,296,464	0.96%
Chico’s FAS, Inc. *	126,900	1,782,945	1.32%
Coach, Inc.	32,100	1,172,613	0.87%
Dollar Tree, Inc. *	28,300	1,366,890	1.03%
NVR, Inc. *	2,000	1,421,420	1.06%
Phillips-Van Heusen Corp.	31,400	1,277,352	0.95%
Starwood Hotels & Resorts Worldwide, Inc.	45,800	1,674,906	1.25%
Williams-Sonoma, Inc.	60,700	1,261,346	0.94%
OTHER SECURITIES		12,441,841	9.25%

		23,695,777
Consumer, Non-cyclical - 10.82%
Alexion Pharmaceuticals, Inc. *	28,300	1,381,606	1.03%
Express Scripts, Inc. *	31,100	2,688,595	2.00%
Life Technologies Corp. *	58,400	3,050,232	2.27%
Medco Health Solutions, Inc. *	42,000	2,684,220	2.00%
OTHER SECURITIES		4,738,149	3.52%

		14,542,802
Energy - 10.69%
Atwood Oceanics, Inc. *	48,000	1,720,800	1.28%
Cameron International Corp. *	43,000	1,797,400	1.34%
Continental Resources, Inc. * (a)	32,400	1,389,636	1.03%
PetroHawk Energy Corp. *	102,407	2,456,744	1.83%
Walter Energy, Inc.	34,600	2,605,726	1.93%
Whiting Petroleum Corp. *	23,000	1,643,350	1.22%
OTHER SECURITIES		2,758,035	2.06%

		14,371,691
Financial - 10.57%
Discover Financial Services	89,400	1,315,074	0.98%
Janus Capital Group, Inc.	94,300	1,268,335	0.94%
Jefferies Group, Inc. * (a)	99,200	2,354,016	1.75%
Lazard, Ltd., Class A	73,900	2,805,983	2.08%
Morgan Stanley	40,200	1,189,920	0.89%
OTHER SECURITIES		5,272,575	3.93%

		14,205,903
Industrial - 12.51%
BE Aerospace, Inc. *	49,300	1,158,550	0.87%
Bucyrus International, Inc., Class A	50,800	2,863,596	2.12%
Crown Holdings, Inc. *	49,400	1,263,652	0.94%
FedEx Corp.	24,100	2,011,145	1.49%
Ingersoll-Rand PLC (a)	44,600	1,594,004	1.19%
Kansas City Southern * (a)	35,500	1,181,795	0.88%
OTHER SECURITIES		6,738,716	5.02%

		16,811,458
Technology - 18.03%
Agilent Technologies, Inc. *	54,800	1,702,636	1.27%
Analog Devices, Inc.	54,600	1,724,268	1.28%
ASML Holding NV	78,300	2,669,247	1.99%
Cerner Corp. * (a)	15,500	1,277,820	0.95%
Cognizant Technology Solutions Corp Class A *	37,400	1,694,220	1.26%
Marvell Technology Group, Ltd. *	100,100	2,077,075	1.55%
Seagate Technology	95,800	1,742,602	1.30%
Teradyne, Inc. * (a)	190,900	2,048,357	1.52%
Western Digital Corp. *	39,900	1,761,585	1.30%
OTHER SECURITIES		7,552,672	5.61%

		24,250,482

TOTAL COMMON STOCKS (Cost $108,320,933)		$131,514,386

The accompanying notes are an integral part of the financial statements. 138

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Vista Trust
	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 15.96%
John Hancock Collateral Investment Trust, 0.1387% (b) (c)	2,143,647	$21,456,839	15.96%

TOTAL Securities Lending Collateral (Cost $21,457,982)		$21,456,839

REPURCHASE AGREEMENTS - 3.47%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $4,665,000 on 01/04/2010, collateralized by $4,390,000 Federal Home Loan Mortgage Corp., 4.375% due 07/22/2015 (valued at $4,763,150, including interest)	4,665,000	4,665,000	3.47%

TOTAL REPURCHASE AGREEMENTS (Cost $4,665,000)		$4,665,000

Total Investments (Vista Trust) (Cost $134,443,915) - 117.26%		$157,636,225	117.26%
Other Assets and Liabilities, Net - (17.26%)		(23,204,108)	(17.26%)

TOTAL NET ASSETS - 100.00%		$134,432,117	100.00%

Footnotes:

Key to Security Abbreviations and Legend
ADR	-	American Depositary Receipts
GDR	-	Global Depositary Receipts
PCL	-	Public Company Limited
PLC	-	Public Limited Company
REIT	-	Real Estate Investment Trust
SADR	-	Sponsored American Depositary Receipts
SPDR	-	Standard & Poor’s Depositary Receipts
TBA	-	To Be Announced
TIPS	-	Treasury Inflation Protected Security

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(c)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

(d)	Variable Rate Preferred

(e)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	The Underlying Fund’s subadviser is shown parenthetically.

(h)	The subadviser is an affiliate of the adviser and the fund.

(i)	All or a portion represents unfunded loan commitment.

***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on written options and open financial futures.

The accompanying notes are an integral part of the financial statements.   139

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	All Cap Core Trust	All Cap Growth Trust	All Cap Value Trust	Alpha Opportunities Trust
Investments in unaffiliated issuers, at value	$339,762,532	$102,486,762	$79,315,876	$544,547,102
Investments in affiliated issuers, at value (Note 2)	22,597,526	4,686,101	10,402,019	63,534,967
Securities loaned, at value (Note 2)	21,867,083	4,541,707	10,089,237	61,449,461
Repurchase agreements, at value (Note 2)	—	—	—	15,300,000
Total investments, at value	384,227,141	111,714,570	99,807,132	684,831,530
Cash	—	—	—	51,603
Receivable for investments sold	—	303,524	797,806	10,941,673
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	26,944
Receivable for fund shares sold	—	9,923	—	14,713
Dividends and interest receivable	267,533	65,841	63,162	609,842
Receivable for security lending income	67,205	529	1,407	18,295
Receivable due from adviser	—	—	—	—
Other assets	120	146	8	826
Total assets	384,561,999	112,094,533	100,669,515	696,495,426

Liabilities
Due to custodian	—	—	88,295	—
Capital gains tax withholding	—	—	—	1,317
Payable for investments purchased	—	—	315,924	8,401,748
Payable for fund shares repurchased	70,512	102,777	29,625	—
Payable upon return of securities loaned (Note 2)	22,592,189	4,686,579	10,400,902	63,522,151
Payable for futures variation margin	96,082	—	—	—
Payable to affiliates
Accounting and legal services fees	4,775	1,426	1,195	8,143
Trustees’ fees	1,092	336	296	84
Other liabilities and accrued expenses	43,369	22,342	24,326	57,030
Total liabilities	22,808,019	4,813,460	10,860,563	71,990,473

Net assets
Capital paid-in	$881,169,425	$289,068,943	$96,621,116	$448,175,031
Undistributed net investment income (loss)	958,953	107,250	86,971	1,067,586
Accumulated undistributed net realized gain (loss) on investments	(555,316,830)	(196,136,771)	(16,610,015)	82,647,459
Net unrealized appreciation (depreciation) on investments	34,942,432	14,241,651	9,710,880	92,614,877
Net assets	$361,753,980	$107,281,073	$89,808,952	$624,504,953
Investments in unaffiliated issuers, including repurchase agreements, at cost	$326,765,792	$92,786,606	$79,693,630	$528,707,709
Investments in affiliated issuers, at cost	$22,598,691	$4,686,313	$10,402,647	$63,539,769

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$87,192,837	$92,249,358	$35,894,185	$111,577
Shares outstanding	5,894,130	6,645,258	5,069,883	7,368
Net asset value, offering price and redemption price per share	$14.79	$13.88	$7.08	$15.14

Series II
Net assets	$9,353,328	$13,552,427	$33,035,984	—
Shares outstanding	633,270	985,573	4,675,572	—
Net asset value, offering price and redemption price per share	$14.77	$13.75	$7.07	—

Series III
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value, offering price and redemption price per share	—	—	—	—

Series NAV
Net assets	$265,207,815	$1,479,288	$20,878,783	$624,393,376
Shares outstanding	17,924,092	106,489	2,959,651	41,231,115
Net asset value, offering price and redemption price per share	$14.80	$13.89	$7.05	$15.14

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	American Asset Allocation Trust	American Blue Chip Income and Growth Trust	American Bond Trust	American Fundamental Holdings Trust	American Global Diversification Trust	American Global Growth Trust
Investments in unaffiliated issuers, at value	$1,737,833,044	$217,146,705	$926,877,638	$1,146,048,223	$862,251,634	$198,371,971
Investments in affiliated issuers, at value (Note 2)	—	—	—	—	—	—
Securities loaned, at value (Note 2)	—	—	—	—	—	—
Repurchase agreements, at value (Note 2)	338,000	—	—	—	—	—
Total investments, at value	1,738,171,044	217,146,705	926,877,638	1,146,048,223	862,251,634	198,371,971
Cash	538	—	—	—	—	—
Receivable for investments sold	363,810	3,473,944	—	711,627	201,047	806,266
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—	—	—
Receivable for fund shares sold	137,268	—	19,981,985	115,000	39,106	—
Dividends and interest receivable	—	—	—	—	—	—
Receivable for security lending income	—	—	—	—	—	—
Receivable due from adviser	—	—	—	—	—	16
Other assets	1,914	234	918	1,396	926	143
Total assets	1,738,674,574	220,620,883	946,860,541	1,146,876,246	862,492,713	199,178,396

Liabilities
Due to custodian	—	—	—	—	—	—
Capital gains tax withholding	—	—	—	—	—	—
Payable for investments purchased	457,348	—	19,914,913	113,418	39,055	—
Payable for fund shares repurchased	250,901	3,462,268	—	622,098	130,237	790,039
Payable upon return of securities loaned (Note 2)	—	—	—	—	—	—
Payable for futures variation margin	—	—	—	—	—	—
Payable to affiliates
Accounting and legal services fees	22,999	2,748	12,337	15,292	11,583	2,665
Trustees’ fees	4,022	601	2,545	2,552	2,058	566
Other liabilities and accrued expenses	151,045	18,468	50,188	51,847	44,538	21,294
Total liabilities	886,315	3,484,085	19,979,983	805,207	227,471	814,564

Net assets
Capital paid-in	$1,770,090,132	$231,681,987	$1,026,107,997	$1,123,531,394	$902,768,836	$252,845,051
Undistributed net investment income (loss)	330,116	19,029	214,170	—	—	41,587
Accumulated undistributed net realized gain (loss) on investments	(29,414,670)	(11,925,776)	(42,597,896)	(17,350,439)	(29,194,602)	(20,497,141)
Net unrealized appreciation (depreciation) on investments	(3,217,319)	(2,638,442)	(56,843,713)	39,890,084	(11,308,992)	(34,025,665)
Net assets	$1,737,788,259	$217,136,798	$926,880,558	$1,146,071,039	$862,265,242	$198,363,832
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,741,388,363	$219,785,147	$983,721,351	$1,106,158,139	$873,560,626	$232,397,636
Investments in affiliated issuers, at cost	—	—	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$221,164,163	$28,668,567	$9,777,611	$415,222	$812,807	—
Shares outstanding	22,168,966	2,793,001	836,023	43,675	86,090	—
Net asset value, offering price and redemption price per share	$9.98	$10.26	$11.70	$9.51	$9.44	—

Series II
Net assets	$1,373,475,600	$82,639,808	$780,074,981	$1,088,642,124	$861,365,550	$196,047,929
Shares outstanding	137,621,341	8,046,807	66,704,207	114,351,047	91,148,185	19,236,431
Net asset value, offering price and redemption price per share	$9.98	$10.27	$11.69	$9.52	$9.45	$10.19

Series III
Net assets	$143,148,496	$105,828,423	$137,027,966	$57,013,693	$86,885	$2,315,903
Shares outstanding	14,365,574	10,328,643	11,732,477	5,996,623	9,205	227,650
Net asset value, offering price and redemption price per share	$9.96	$10.25	$11.68	$9.51	$9.44	$10.17

Series NAV
Net assets	—	—	—	—	—	—
Shares outstanding	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	—	—	—	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust	American High Income Bond Trust
Investments in unaffiliated issuers, at value	$105,216,187	$1,302,500,262	$1,268,826,049	$75,033,070
Investments in affiliated issuers, at value (Note 2)	—	—	—	—
Securities loaned, at value (Note 2)	—	—	—	—
Repurchase agreements, at value (Note 2)	—	—	376,000	—
Total investments, at value	105,216,187	1,302,500,262	1,269,202,049	75,033,070
Cash	—	—	447	—
Foreign currency, at value	—	—	—	—
Receivable for investments sold	385,963	5,762,668	18,748,238	473,306
Receivable for fund shares sold	—	145,343	—	—
Dividends and interest receivable	—	—	2,691	—
Receivable for security lending income	—	—	—	—
Receivable due from adviser	51	—	—	61
Other assets	90	1,523	1,566	53
Total assets	105,602,291	1,308,409,796	1,287,954,991	75,506,490

Liabilities
Payable for investments purchased	—	145,405	264,588	—
Payable for fund shares repurchased	379,025	5,660,008	18,762,387	468,103
Payable upon return of securities loaned (Note 2)	—	—	—	—
Written options, at value (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	—	—
Payable to affiliates
Accounting and legal services fees	1,383	17,405	17,093	928
Trustees’ fees	319	3,639	3,750	237
Other liabilities and accrued expenses	16,193	32,838	96,737	15,648
Total liabilities	396,920	5,859,295	19,144,555	484,916

Net assets
Capital paid-in	$130,923,649	$1,603,592,344	$1,450,345,583	$81,107,955
Undistributed net investment income (loss)	—	269,144	433,900	10,455
Accumulated undistributed net realized gain (loss) on investments	(29,715,462)	(76,405,793)	(62,541,091)	(6,115,314)
Net unrealized appreciation (depreciation) on investments	3,997,184	(224,905,194)	(119,427,956)	18,478
Net assets	$105,205,371	$1,302,550,501	$1,268,810,436	$75,021,574
Investments in unaffiliated issuers, including repurchase agreements, at cost	$101,219,003	$1,527,405,456	$1,388,630,005	$75,014,592
Investments in affiliated issuers, at cost	—	—	—	—
Foreign currency, at cost	—	—	—	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$92,615,800	$256,501,103	—
Shares outstanding	—	6,984,274	18,923,669	—
Net asset value, offering price and redemption price per share	—	$13.26	$13.55	—

Series II
Net assets	$74,484,260	$1,148,235,919	$942,621,135	$57,938,255
Shares outstanding	8,866,462	86,837,418	69,626,813	5,672,545
Net asset value, offering price and redemption price per share	$8.40	$13.22	$13.54	$10.21

Series III
Net assets	$30,721,111	$61,698,782	$69,688,198	$17,083,319
Shares outstanding	3,655,639	4,673,704	5,154,721	1,675,657
Net asset value, offering price and redemption price per share	$8.40	$13.20	$13.52	$10.19

Series NAV
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value, offering price and redemption price per share	—	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	American International Trust	American New World Trust	Balanced Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
Investments in unaffiliated issuers, at value	$871,671,914	$80,450,695	$32,474,314	$1,510,489,177	$873,814,162	$333,010,380
Investments in affiliated issuers, at value (Note 2)	—	—	597,310	93,210,546	120,366,061	7,490,122
Securities loaned, at value (Note 2)	—	—	579,578	90,282,679	117,108,415	7,258,779
Repurchase agreements, at value (Note 2)	—	—	—	928,000	6,711,000	866,000
Total investments, at value	871,671,914	80,450,695	33,651,202	1,694,910,402	1,117,999,638	348,625,281
Cash	—	—	—	95	905	191
Foreign currency, at value	—	—	7,323	—	—	—
Receivable for investments sold	—	341,437	21,819	665,826	801,526	2,182,377
Receivable for fund shares sold	3,571,231	9,067	54,226	—	82,170	17,854
Dividends and interest receivable	—	—	95,674	854,454	1,023,331	1,268,433
Receivable for security lending income	—	—	31	6,590	5,997	493
Receivable due from adviser	—	52	91	—	—	—
Other assets	988	50	22	1,587	855	475
Total assets	875,244,133	80,801,301	33,830,388	1,696,438,954	1,119,914,422	352,095,104

Liabilities
Payable for investments purchased	3,502,108	9,012	344,020	586,372	1,401,171	2,989,886
Payable for fund shares repurchased	—	335,016	85	1,739,652	50,076	174,330
Payable upon return of securities loaned (Note 2)	—	—	597,303	93,206,761	120,357,836	7,489,680
Written options, at value (Note 3)	—	—	—	—	—	776,518
Payable for futures variation margin	—	—	30,600	—	—	—
Payable to affiliates
Accounting and legal services fees	11,779	1,055	444	21,075	12,973	4,546
Trustees’ fees	2,522	269	11	4,642	2,539	951
Other liabilities and accrued expenses	48,266	15,753	29,860	89,485	56,162	37,882
Total liabilities	3,564,675	361,105	1,002,323	95,647,987	121,880,757	11,473,793

Net assets
Capital paid-in	$1,004,109,563	$93,364,994	$29,920,786	$1,910,919,949	$1,033,427,448	$290,631,955
Undistributed net investment income (loss)	177,013	11,441	(3,335)	1,463,014	633,854	(89,153)
Accumulated undistributed net realized gain (loss) on investments	(31,608,097)	(11,484,124)	783,409	(577,826,987)	(208,127,778)	1,109,838
Net unrealized appreciation (depreciation) on investments	(100,999,021)	(1,452,115)	2,127,205	266,234,991	172,100,141	48,968,671
Net assets	$871,679,458	$80,440,196	$32,828,065	$1,600,790,967	$998,033,665	$340,621,311
Investments in unaffiliated issuers, including repurchase agreements, at cost	$972,670,935	$81,902,810	$31,007,038	$1,335,460,465	$825,528,344	$292,239,618
Investments in affiliated issuers, at cost	—	—	$597,348	$93,215,195	$120,371,153	$7,490,419
Foreign currency, at cost	—	—	$7,329	—	—	—
Premiums received on written options	—	—	—	—	—	$849,945

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$101,470,169	$1,633,477	$137,606	$335,249,850	$135,658,639	$621,658
Shares outstanding	6,537,922	137,978	9,276	19,215,231	15,238,443	54,222
Net asset value, offering price and redemption price per share	$15.52	$11.84	$14.83	$17.45	$8.90	$11.47

Series II
Net assets	$759,836,373	$77,277,687	—	$131,000,014	$71,151,636	$337,205,026
Shares outstanding	48,984,473	6,529,164	—	7,532,769	8,058,092	29,412,922
Net asset value, offering price and redemption price per share	$15.51	$11.84	—	$17.39	$8.83	$11.46

Series III
Net assets	$10,372,916	$1,529,032	—	—	—	—
Shares outstanding	670,584	129,499	—	—	—	—
Net asset value, offering price and redemption price per share	$15.47	$11.81	—	—	—	—

Series NAV
Net assets	—	—	$32,690,459	$1,134,541,103	$791,223,390	$2,794,627
Shares outstanding	—	—	2,203,816	65,166,587	88,889,405	243,819
Net asset value, offering price and redemption price per share	—	—	$14.83	$17.41	$8.90	$11.46

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Core Allocation Trust		Core Allocation Plus Trust	Core Disciplined Diversification Trust		Core Diversified Growth & Income Trust
Investments in unaffiliated issuers, at value	—		$165,377,829	—		$1,203,745
Investments in affiliated issuers, at value (Note 2)	$34,186,879	[1]	9,059,225	$61,939,918	[1]	802,042
Securities loaned, at value (Note 2)	—		8,820,102	—		—
Repurchase agreements, at value (Note 2)	—		24,550,000	—		—
Total investments, at value	34,186,879		207,807,156	61,939,918		2,005,787
Cash	—		201	—		—
Foreign currency, at value	—		720,356	—		—
Cash held at broker for futures contracts	—		1,341,978	—		—
Receivable for investments sold	—		7,447,898	—		56
Receivable for forward foreign currency exchange contracts (Note 3)	—		89,337	—		—
Receivable for fund shares sold	65,846		28,463	101,412		—
Dividends and interest receivable	—		718,072	—		—
Receivable for security lending income	—		2,465	—		—
Receivable due from adviser	188		—	162		668
Other assets	15		274	27		—
Total assets	34,252,928		218,156,200	62,041,519		2,006,511

Liabilities
Capital gains tax withholding	—		45,126	—		—
Payable for investments purchased	65,178		4,256,283	99,880		2
Payable for delayed delivery securities purchased	—		228,410	—		—
Payable for forward foreign currency exchange contracts (Note 3)	—		82,873	—		—
Payable for fund shares repurchased	—		12,885	—		24
Payable upon return of securities loaned (Note 2)	—		9,056,342	—		—
Written options, at value (Note 3)	—		123,898	—		—
Swap contracts, at value (Note 3)	—		1,519	—		—
Payable for futures variation margin	—		98,410	—		—
Payable to affiliates
Accounting and legal services fees	388		2,667	682		20
Trustees’ fees	57		562	100		92
Other liabilities and accrued expenses	26,050		40,128	26,403		15,490
Total liabilities	91,673		13,949,103	127,065		15,628

Net assets
Capital paid-in	$32,752,340		$185,292,003	$58,487,080		$2,088,489
Undistributed net investment income (loss)	3,432		(106,535)	6,614		—
Accumulated undistributed net realized gain (loss) on investments	379,564		1,074,828	319,915		(87,837)
Net unrealized appreciation (depreciation) on investments	1,025,919		17,946,801	3,100,845		(9,769)
Net assets	$34,161,255		$204,207,097	$61,914,454		$1,990,883
Investments in unaffiliated issuers, including repurchase agreements, at cost	—		$180,994,142	—		$1,207,196
Investments in affiliated issuers, at cost	$33,160,960		$9,059,626	$58,839,073		808,360
Foreign currency, at cost	—		$719,371	—		—
Premiums received on written options	—		$93,746	—		—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$3,606,858		$24,701,897	—		$1,153,429
Shares outstanding	244,306		2,437,713	—		103,469
Net asset value, offering price and redemption price per share	$14.76		$10.13	—		$11.15
Series II
Net assets	$30,554,397		$157,043,759	$61,914,454		$650,035
Shares outstanding	2,069,213		15,484,100	4,040,622		58,300
Net asset value, offering price and redemption price per share	$14.77		$10.14	$15.32		$11.15
Series III
Net assets	—		—	—		$93,545
Shares outstanding	—		—	—		8,398
Net asset value, offering price and redemption price per share	—		—	—		$11.14
Series NAV
Net assets	—		$22,461,441	—		$93,874
Shares outstanding	—		2,216,878	—		8,432
Net asset value, offering price and redemption price per share	—		$10.13	—		$11.13

1	See Note 8.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Core Fundamental Holdings Trust		Core Global Diversification Trust		Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust	Financial Services Trust
Investments in unaffiliated issuers, at value	$68,587,571		$81,197,755		$261,553,909	$970,765,135	$1,757,968,560	$94,277,394
Investments in affiliated issuers, at value (Note 2)	45,720,653	[1]	54,032,298	[1]	4,451,778	70,030,120	163,794,754	9,534,179
Securities loaned, at value (Note 2)	—		—		4,296,856	68,254,088	157,529,817	9,273,104
Repurchase agreements, at value (Note 2)	—		—		—	—	—	—
Total investments, at value	114,308,224		135,230,053		270,302,543	1,109,049,343	2,079,293,131	113,084,677
Cash	—		—		—	—	—	620
Foreign currency, at value	—		—		88,399	4,182,759	—	—
Cash held at broker for futures contracts	—		—		—	—	—	—
Receivable for investments sold	—		14,705		1,245	27,138	2,972,734	—
Receivable for forward foreign currency exchange contracts (Note 3)	—		—		—	—	—	—
Receivable for fund shares sold	456,142		9,347		75,726	—	—	126,006
Dividends and interest receivable	—		—		1,164,561	756,456	3,066,840	20,338
Receivable for security lending income	—		—		1,923	11,611	13,648	765
Receivable due from adviser	175		128		1,986	—	—	—
Other assets	51		38		368	1,053	2,518	121
Total assets	114,764,592		135,254,271		271,636,751	1,114,028,360	2,085,348,871	113,232,527

Liabilities
Capital gains tax withholding	—		—		39,153	5,865,823	—	—
Payable for investments purchased	449,868		—		—	1,520,527	6,228,583	—
Payable for delayed delivery securities purchased	—		—		—	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—		—		—	—	—	—
Payable for fund shares repurchased	—		16,303		6,894	188,611	633,248	123,420
Payable upon return of securities loaned (Note 2)	—		—		4,447,317	70,010,388	163,774,538	9,534,237
Written options, at value (Note 3)	—		—		—	—	—	—
Swap contracts, at value (Note 3)	—		—		—	—	—	—
Payable for futures variation margin	—		—		—	—	—	—
Payable to affiliates
Accounting and legal services fees	1,271		1,407		3,454	13,272	25,393	1,430
Trustees’ fees	187		203		779	2,150	5,163	278
Other liabilities and accrued expenses	28,080		28,066		78,753	230,198	114,528	27,182
Total liabilities	479,406		45,979		4,576,350	77,830,969	170,781,453	9,686,547

Net assets
Capital paid-in	$108,348,219		$130,009,574		$235,018,624	$742,751,026	$2,038,713,972	$109,991,307
Undistributed net investment income (loss)	19,464		—		(90,632)	5,262,728	7,288,819	—
Accumulated undistributed net realized gain (loss) on investments	1,208,922		2,192,381		(1,740,014)	25,868,363	(225,318,372)	(12,066,224)
Net unrealized appreciation (depreciation) on investments	4,708,581		3,006,337		33,872,423	262,315,274	93,882,999	5,620,897
Net assets	$114,285,186		$135,208,292		$267,060,401	$1,036,197,391	$1,914,567,418	$103,545,980
Investments in unaffiliated issuers, including repurchase agreements, at cost	$66,217,594		$79,890,930		$231,939,742	$770,842,707	$1,821,602,428	$97,929,129
Investments in affiliated issuers, at cost	$43,382,049		$52,332,786		$4,451,743	$70,034,441	$163,802,559	$9,534,784
Foreign currency, at cost	—		—		$88,345	$4,175,490	—	—
Premiums received on written options	—		—		—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	—		—		$83,653	$8,096,982	$351,717,763	$44,717,592
Shares outstanding	—		—		7,584	598,774	28,676,456	4,226,457
Net asset value, offering price and redemption price per share	—		—		$11.03	$13.52	$12.27	$10.58
Series II
Net assets	$104,858,139		$128,983,814		$221,406,140	—	$172,376,054	$33,534,129
Shares outstanding	7,148,648		8,481,645		20,051,903	—	14,086,390	3,180,219
Net asset value, offering price and redemption price per share	$14.67		$15.21		$11.04	—	$12.24	$10.54
Series III
Net assets	$9,427,047		$6,224,478		—	—	—	—
Shares outstanding	643,547		409,841		—	—	—	—
Net asset value, offering price and redemption price per share	$14.65		$15.19		—	—	—	—
Series NAV
Net assets	—		—		$45,570,608	$1,028,100,409	$1,390,473,601	$25,294,259
Shares outstanding	—		—		4,131,710	76,082,636	113,681,647	2,394,016
Net asset value, offering price and redemption price per share	—		—		$11.03	$13.51	$12.23	$10.57

1	See Note 8.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust	Global Trust	Growth Equity Trust
Investments in unaffiliated issuers, at value	—	$1,769,212,806	$674,897,402	$511,931,932
Investments in affiliated issuers, at value (Note 2)	$1,406,089,416 [1]	62,171,183	13,348,711	33,102,983
Securities loaned, at value (Note 2)	—	59,859,096	12,981,174	32,053,998
Repurchase agreements, at value (Note 2)	—	—	—	6,359,000
Total investments, at value	1,406,089,416	1,891,243,085	701,227,287	583,447,913
Cash	—	1,248	50,165	896
Foreign currency, at value	—	—	18,349	—
Cash held at broker for futures contracts	—	—	—	—
Receivable for investments sold	1,020,446	1,024,144	971,915	1,122,176
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	19,537	—	396,297	—
Dividends and interest receivable	—	2,088,128	917,054	320,571
Receivable for security lending income	—	12,775	2,776	1,966
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	1,556	—	—	—
Other assets	1,274	1,993	734	468
Total assets	1,407,132,229	1,894,371,373	703,584,577	584,893,990

Liabilities
Due to custodian	—	—	—	—
Payable for investments purchased	19,301	1,811,574	—	1,274,333
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	978,056	4,352,256	—	—
Payable upon return of securities loaned (Note 2)	—	62,168,583	13,321,808	33,100,700
Written options, at value (Note 3)	—	—	—	—
Payable to affiliates
Accounting and legal services fees	18,675	24,326	9,168	7,145
Trustees’ fees	3,299	5,322	1,869	1,471
Other liabilities and accrued expenses	75,995	147,678	121,889	45,488
Total liabilities	1,095,326	68,509,739	13,454,734	34,429,137

Net assets
Capital paid-in	$1,749,781,178	$2,492,490,716	$864,617,710	$617,410,377
Undistributed net investment income (loss)	112,224	1,389,855	705,553	486,265
Accumulated undistributed net realized gain (loss) on investments	(74,222,411)	(791,609,410)	(103,242,707)	(159,415,451)
Net unrealized appreciation (depreciation) on investments	(269,634,088)	123,590,473	(71,950,713)	91,983,662
Net assets	$1,406,036,903	$1,825,861,634	$690,129,843	$550,464,853
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$1,705,485,712	$759,817,130	$458,360,080
Investments in affiliated issuers, at cost	$1,675,723,504	$62,175,134	$13,349,188	$33,104,171
Foreign currency, at cost	—	—	$18,189	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$43,238,525	$448,155,768	$181,710,969	—
Shares outstanding	4,634,081	35,031,676	13,322,108	—
Net asset value, offering price and redemption price per share	$9.33	$12.79	$13.64	—

Series II
Net assets	$1,357,963,531	$343,782,244	$35,549,279	—
Shares outstanding	145,287,892	26,922,611	2,614,390	—
Net asset value, offering price and redemption price per share	$9.35	$12.77	$13.60	—

Series NAV
Net assets	$4,834,847	$1,033,923,622	$472,869,595	$550,464,853
Shares outstanding	518,395	81,072,910	34,700,984	55,870,539
Net asset value, offering price and redemption price per share	$9.33	$12.75	$13.63	$9.85

1	See Note 8.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Health Sciences Trust	International Core Trust	International Opportunities Trust	International Small Company Trust	International Value Trust	Large Cap Trust
Investments in unaffiliated issuers, at value	$137,160,312	$748,466,193	$567,134,494	$222,543,515	$822,833,410	$172,622,784
Investments in affiliated issuers, at value (Note 2)	—	11,508,794	—	6,838,933	24,799,863	4,339,586
Securities loaned, at value (Note 2)	—	10,934,246	—	6,455,587	23,967,864	4,169,790
Repurchase agreements, at value (Note 2)	—	16,072,000	23,062,000	—	—	3,154,000
Total investments, at value	137,160,312	786,981,233	590,196,494	235,838,035	871,601,137	184,286,160
Cash	—	529	156	—	51,078	233
Foreign currency, at value	—	1,257,320	34,631	174,641	617,011	—
Cash held at broker for futures contracts	—	5,065,439	—	—	—	—
Receivable for investments sold	143,118	—	323,199	580,325	708,250	35,750
Receivable for forward foreign currency exchange contracts (Note 3)	—	341,596	—	—	—	—
Receivable for fund shares sold	159,210	5,494	22,328	—	285,265	1,977
Dividends and interest receivable	128,847	1,150,485	505,466	262,872	1,694,385	157,387
Receivable for security lending income	—	29,753	—	16,502	24,657	406
Receivable for futures variation margin	—	63,119	—	—	—	—
Receivable due from adviser	—	—	—	—	—	—
Other assets	241	945	554	37	1,024	42
Total assets	137,591,728	794,895,913	591,082,828	236,872,412	874,982,807	184,481,955

Liabilities
Due to custodian	—	—	—	675,292	—	—
Payable for investments purchased	199,537	—	9,445,789	14,788	208,475	73,093
Payable for forward foreign currency exchange contracts (Note 3)	—	207,442	—	—	—	—
Payable for fund shares repurchased	1,647	147,428	—	10,254	215,320	169,670
Payable upon return of securities loaned (Note 2)	—	11,470,794	—	6,839,274	24,766,042	4,336,898
Written options, at value (Note 3)	2,527,068	—	—	—	—	—
Payable to affiliates
Accounting and legal services fees	1,673	10,569	7,776	5,466	11,524	2,379
Trustees’ fees	450	2,193	1,712	1,782	2,537	603
Other liabilities and accrued expenses	39,286	194,552	86,884	82,132	204,215	63,566
Total liabilities	2,769,661	12,032,978	9,542,161	7,628,988	25,408,113	4,646,209

Net assets
Capital paid-in	$139,960,129	$1,027,649,599	$859,648,321	$606,351,784	$1,156,858,590	$450,761,480
Undistributed net investment income (loss)	(8,741)	434,362	(143,013)	(263,561)	1,724,511	552,049
Accumulated undistributed net realized gain (loss) on investments	(11,391,114)	(193,041,567)	(349,659,544)	(345,398,875)	(283,542,227)	(285,871,088)
Net unrealized appreciation (depreciation) on investments	6,261,793	(52,179,459)	71,694,903	(31,445,924)	(25,466,180)	14,393,305
Net assets	$134,822,067	$782,862,935	$581,540,667	$229,243,424	$849,574,694	$179,835,746
Investments in unaffiliated issuers, including repurchase agreements, at cost	$131,882,336	$827,798,121	$518,515,920	$260,439,736	$872,254,303	$165,553,093
Investments in affiliated issuers, at cost	—	$11,509,424	—	$6,839,313	$24,800,862	$4,339,762
Foreign currency, at cost	—	$1,254,531	$34,654	$175,619	$613,223	—
Premiums received on written options	$3,506,838	—	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$54,618,912	$64,369,006	$4,983,240	$64,568,455	$174,968,336	$158,190,732
Shares outstanding	4,065,244	7,090,644	443,884	7,350,368	15,318,218	14,412,459
Net asset value, offering price and redemption price per share	$13.44	$9.08	$11.23	$8.78	$11.42	$10.98

Series II
Net assets	$54,309,448	$28,487,589	$38,535,924	$33,969,358	$139,014,168	$10,306,174
Shares outstanding	4,118,303	3,114,320	3,420,221	3,868,055	12,193,863	941,226
Net asset value, offering price and redemption price per share	$13.19	$9.15	$11.27	$8.78	$11.40	$10.95

Series NAV
Net assets	$25,893,707	$690,006,340	$538,021,503	$130,705,611	$535,592,190	$11,338,840
Shares outstanding	1,921,833	76,213,962	47,951,185	14,876,936	47,161,001	1,035,833
Net asset value, offering price and redemption price per share	$13.47	$9.05	$11.22	$8.79	$11.36	$10.95

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Large Cap Value Trust	Mid Cap Stock Trust	Mid Cap Value Equity Trust	Mid Value Trust
Investments in unaffiliated issuers, at value	$363,723,197	$644,522,761	$120,600,597	$624,405,833
Investments in affiliated issuers, at value (Note 2)	9,542,725	117,448,820	15,822,184	114,200,387
Securities loaned, at value (Note 2)	9,173,363	114,136,265	15,242,632	109,566,755
Repurchase agreements, at value (Note 2)	1,254,000	9,400,000	—	—
Total investments, at value	383,693,285	885,507,846	151,665,413	848,172,975
Cash	268	81,884	29,053	—
Foreign currency, at value	—	—	—	—
Receivable for investments sold	—	5,440,377	180,293	6,162,524
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	28,655	—	—	—
Dividends and interest receivable	356,215	300,494	180,178	1,020,488
Receivable for security lending income	5,688	18,141	2,684	8,501
Receivable due from adviser	—	—	—	—
Other assets	39	847	153	755
Total assets	384,084,150	891,349,589	152,057,774	855,365,243

Liabilities
Due to custodian	—	—	—	—
Payable for investments purchased	—	5,593,138	296,858	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	6,355	1,575,983	96,058	872,701
Payable upon return of securities loaned (Note 2)	9,536,937	117,421,495	15,812,706	114,173,549
Payable to affiliates
Accounting and legal services fees	4,900	9,838	1,758	9,630
Trustees’ fees	1,065	2,153	356	1,828
Other liabilities and accrued expenses	33,466	103,678	23,967	48,111
Total liabilities	9,582,723	124,706,285	16,231,703	115,105,819

Net assets
Capital paid-in	$573,070,384	$922,575,214	$122,515,721	$716,415,401
Undistributed net investment income (loss)	819,236	(750,127)	404,572	787,200
Accumulated undistributed net realized gain (loss) on investments	(226,568,695)	(284,806,825)	(19,426,658)	(162,713,309)
Net unrealized appreciation (depreciation) on investments	27,180,502	129,625,042	32,332,436	185,770,132
Net assets	$374,501,427	$766,643,304	$135,826,071	$740,259,424
Investments in unaffiliated issuers, including repurchase agreements, at cost	$346,970,662	$638,420,879	$103,509,824	$548,200,115
Investments in affiliated issuers, at cost	$9,542,121	$117,454,707	$15,823,153	$114,203,054
Foreign currency, at cost	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$31,453,086	$202,720,922	—	$260,308,969
Shares outstanding	2,056,010	17,653,643	—	26,563,854
Net asset value, offering price and redemption price per share	$15.30	$11.48	—	$9.80

Series II
Net assets	$23,865,590	$123,865,580	—	$104,881,875
Shares outstanding	1,563,946	10,990,693	—	10,696,655
Net asset value, offering price and redemption price per share	$15.26	$11.27	—	$9.81

Series NAV
Net assets	$319,182,751	$440,056,802	$135,826,071	$375,068,580
Shares outstanding	20,862,667	38,167,645	13,416,584	38,378,999
Net asset value, offering price and redemption price per share	$15.30	$11.53	$10.12	$9.77

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Mutual Shares Trust	Natural Resources Trust	Optimized All Cap Trust	Optimized Value Trust	Overseas Equity Trust	Pacific Rim Trust
Investments in unaffiliated issuers, at value	$545,006,466	$221,353,668	$1,295,176,631	$270,354,715	$145,476,408	$97,841,837
Investments in affiliated issuers, at value (Note 2)	19,501,036	48,326,136	—	—	3,441,412	1,509,824
Securities loaned, at value (Note 2)	18,768,390	47,012,501	—	—	3,352,437	1,403,698
Repurchase agreements, at value (Note 2)	19,765,000	8,600,000	—	2,375,000	6,711,000	401,000
Total investments, at value	603,040,892	325,292,305	1,295,176,631	272,729,715	158,981,257	101,156,359
Cash	163	26,728	—	660	634	629
Foreign currency, at value	4,044,889	1,308	—	—	434,449	252,541
Receivable for investments sold	527,000	—	10,050,657	1,806,523	198,147	—
Receivable for forward foreign currency exchange contracts (Note 3)	4,104,137	—	—	—	177,849	—
Receivable for fund shares sold	7,407	259,343	—	548	125,844	48,444
Dividends and interest receivable	1,326,971	226,010	1,894,971	505,718	173,961	40,412
Receivable for security lending income	11,169	6,783	—	—	3,499	1,194
Other assets	545	184	57,511	105	3,307	120

Total assets	613,063,173	325,812,661	1,307,179,770	275,043,269	160,098,947	101,499,699

Liabilities
Due to custodian	—	—	1,735,693	—	—	—
Payable for investments purchased	1,938,335	—	—	—	141,177	—
Payable for forward foreign currency exchange contracts (Note 3)	553,710	—	—	—	—	—
Payable for fund shares repurchased	68,665	169	2,655,993	1,222	22,585	100,814
Payable upon return of securities loaned (Note 2)	19,491,527	48,315,122	—	—	3,434,978	1,509,544
Payable to affiliates
Accounting and legal services fees	7,775	3,635	17,342	3,613	2,095	1,331
Trustees’ fees	1,326	879	3,411	769	511	210
Other liabilities and accrued expenses	98,982	77,224	118,487	41,113	62,289	44,608
Total liabilities	22,160,320	48,397,029	4,530,926	46,717	3,663,635	1,656,507

Net assets
Capital paid-in	$686,325,107	$402,915,255	$1,898,532,211	$691,990,168	$364,840,606	$121,715,722
Undistributed net investment income (loss)	(1,777,406)	297,386	3,576,546	833,622	5,894	196,288
Accumulated undistributed net realized gain (loss) on investments	(102,554,992)	(139,332,507)	(720,638,669)	(441,526,223)	(228,412,235)	(28,323,163)
Net unrealized appreciation (depreciation) on investments	8,910,144	13,535,498	121,178,756	23,698,985	20,001,047	6,254,345
Net assets	$590,902,853	$277,415,632	$1,302,648,844	$274,996,552	$156,435,312	$99,843,192
Investments in unaffiliated issuers, including repurchase agreements, at cost	$578,107,067	$263,430,099	$1,173,998,948	$249,030,730	$135,720,011	$93,393,039
Investments in affiliated issuers, at cost	$19,501,551	$48,327,015	—	—	$3,441,611	$1,509,940
Foreign currency, at cost	$4,117,142	$1,296	—	—	$430,048	$250,804

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$122,876,900	$16,617,033	$133,173,480	$646,420	—	$66,199,222
Shares outstanding	13,572,739	1,490,628	12,213,020	73,167	—	8,447,285
Net asset value, offering price and redemption price per share	$9.05	$11.15	$10.90	$8.83	—	$7.84

Series II
Net assets	—	$188,187,021	$69,409,174	$14,085,162	$3,808,350	$24,358,167
Shares outstanding	—	17,068,574	6,369,652	1,583,216	398,481	3,113,505
Net asset value, offering price and redemption price per share	—	$11.03	$10.90	$8.90	$9.56	$7.82

Series NAV
Net assets	$468,025,953	$72,611,578	$1,100,066,190	$260,264,970	$152,626,962	$9,285,803
Shares outstanding	51,684,938	6,619,836	100,538,607	29,459,954	16,067,810	1,178,157
Net asset value, offering price and redemption price per share	$9.06	$10.97	$10.94	$8.83	$9.50	$7.88

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Real Estate Securities Trust	Science and Technology Trust	Small Cap Growth Trust	Small Cap Opportunities Trust
Investments in unaffiliated issuers, at value	$258,285,752	$338,858,000	$275,740,501	$130,095,105
Investments in affiliated issuers, at value (Note 2)	82,323,867	46,038,909	80,901,517	25,116,292
Securities loaned, at value (Note 2)	79,180,864	44,527,438	78,642,071	24,135,526
Repurchase agreements, at value (Note 2)	343,000	2,860,000	5,000,000	—
Total investments, at value	420,133,483	432,284,347	440,284,089	179,346,923
Cash	630	467	5,011,724	—
Foreign currency, at value	—	1,210,066	—	—
Cash held at broker for futures contracts	—	—	—	—
Receivable for investments sold	5,758,718	926,858	8,828,827	129,762
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	—	18,021	4,916	—
Dividends and interest receivable	1,080,115	70,833	118,188	112,629
Receivable for security lending income	4,274	45,665	11,758	8,140
Other assets	—	387	173	31
Total assets	426,977,220	434,556,644	454,259,675	179,597,485

Liabilities
Capital gains tax withholding	—	3,048	—	—
Payable for investments purchased	2,705,652	1,916,803	9,679,791	1,103,158
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	193,844	1,102,576	560,055	41,907
Payable upon return of securities loaned (Note 2)	82,317,125	46,027,112	80,879,457	25,111,538
Payable for futures variation margin	—	—	—	—
Payable to affiliates
Accounting and legal services fees	5,116	4,950	4,607	1,959
Trustees’ fees	2,950	695	810	438
Other liabilities and accrued expenses	74,306	40,299	76,586	64,132
Total liabilities	85,298,993	49,095,483	91,201,306	26,323,132

Net assets
Capital paid-in	$1,054,705,230	$705,738,751	$357,952,320	$229,303,481
Undistributed net investment income (loss)	2,887,969	—	—	(58,311)
Accumulated undistributed net realized gain (loss) on investments	(776,933,667)	(374,648,826)	(62,563,138)	(94,183,322)
Net unrealized appreciation (depreciation) on investments	61,018,695	54,371,236	67,669,187	18,212,505
Net assets	$341,678,227	$385,461,161	$363,058,369	$153,274,353
Investments in unaffiliated issuers, including repurchase agreements, at cost	$276,778,286	$331,868,046	$291,707,981	$136,017,199
Investments in affiliated issuers, at cost	$82,324,758	$46,041,454	$80,906,921	$25,117,219
Foreign currency, at cost	—	$1,210,629	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$93,919,857	$320,817,830	$54,605,253	$36,311,629
Shares outstanding	10,479,440	23,633,752	6,584,117	2,404,236
Net asset value, offering price and redemption price per share	$8.96	$13.57	$8.29	$15.10

Series II
Net assets	$70,888,446	$57,184,294	$32,814,088	$31,395,367
Shares outstanding	7,895,920	4,262,793	4,003,535	2,088,651
Net asset value, offering price and redemption price per share	$8.98	$13.41	$8.20	$15.03

Series NAV
Net assets	$176,869,924	$7,459,037	$275,639,028	$85,567,357
Shares outstanding	19,844,015	547,886	33,155,650	5,700,208
Net asset value, offering price and redemption price per share	$8.91	$13.61	$8.31	$15.01

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Smaller Company Growth Trust	U.S. Multi Sector Trust	Utilities Trust
Investments in unaffiliated issuers, at value	$392,576,391	$78,145,904	$334,307,029	$204,915,529	$932,261,582	$143,966,297
Investments in affiliated issuers, at value (Note 2)	57,510,608	25,802,293	71,799,065	27,916,663	15,288,334	18,813,683
Securities loaned, at value (Note 2)	55,233,098	24,891,414	69,248,827	26,921,266	14,782,737	18,106,243
Repurchase agreements, at value (Note 2)	16,283,000	—	—	1,422,000	18,274,000	8,837,000
Total investments, at value	521,603,097	128,839,611	475,354,921	261,175,458	980,606,653	189,723,223
Cash	196	—	—	4,391	93	208
Foreign currency, at value	—	—	—	—	—	—
Cash held at broker for futures contracts	—	—	—	105,000	2,095,800	—
Receivable for investments sold	822,439	41,236	528,692	1,078,529	—	799,408
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—	—	232,508
Receivable for fund shares sold	—	—	59,104	—	—	18,484
Dividends and interest receivable	570,296	29,287	480,191	90,135	1,274,522	450,219
Receivable for security lending income	37,763	3,770	6,861	22,009	3,336	9,532
Other assets	503	68	443	156	1,200	156
Total assets	523,034,294	128,913,972	476,430,212	262,475,678	983,981,604	191,233,738

Liabilities
Capital gains tax withholding	—	—	—	—	—	—
Payable for investments purchased	97,036	80,397	5,315	732,347	—	2,811,761
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—	—	133,918
Payable for fund shares repurchased	1,016,259	121,821	292,508	288,471	—	258,426
Payable upon return of securities loaned (Note 2)	57,492,368	25,794,635	71,784,672	27,914,261	15,302,296	18,815,442
Payable for futures variation margin	—	—	—	5,682	221,160	—
Payable to affiliates
Accounting and legal services fees	6,020	1,301	5,170	5,287	12,638	2,117
Trustees’ fees	1,068	305	1,125	1,469	1,888	331
Other liabilities and accrued expenses	39,817	24,918	46,112	34,343	62,541	34,896
Total liabilities	58,652,568	26,023,377	72,134,902	28,981,860	15,600,523	22,056,891

Net assets
Capital paid-in	$456,682,595	$163,038,025	$458,706,311	$242,378,669	$1,110,833,824	$200,695,885
Undistributed net investment income (loss)	866,538	—	1,854,982	—	2,607,937	(110,604)
Accumulated undistributed net realized gain (loss) on investments	(46,538,489)	(68,521,244)	(73,609,642)	(39,229,333)	(246,866,791)	(42,853,987)
Net unrealized appreciation (depreciation) on investments	53,371,082	8,373,814	17,343,659	30,344,482	101,806,111	11,445,553
Net assets	$464,381,726	$102,890,595	$404,295,310	$233,493,818	$968,381,081	$169,176,847
Investments in unaffiliated issuers, including repurchase agreements, at cost	$410,719,214	$94,662,883	$386,209,433	$202,933,121	$863,771,314	$159,557,713
Investments in affiliated issuers, at cost	$57,512,801	$25,802,914	$71,801,829	$27,918,211	$15,289,217	$18,814,938
Foreign currency, at cost	—	—	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$136,831,267	—	$108,577,348	$94,913,054	—	$114,490,678
Shares outstanding	9,100,628	—	7,613,917	6,637,816	—	10,984,269
Net asset value, offering price and redemption price per share	$15.04	—	$14.26	$14.30	—	$10.42

Series II
Net assets	$40,274,347	—	$90,720,777	$24,272,221	—	$33,888,739
Shares outstanding	2,684,068	—	6,414,857	1,698,118	—	3,273,043
Net asset value, offering price and redemption price per share	$15.00	—	$14.14	$14.29	—	$10.35

Series NAV
Net assets	$287,276,112	$102,890,595	$204,997,185	$114,308,543	$968,381,081	$20,797,430
Shares outstanding	19,141,061	8,242,169	14,410,773	7,993,688	86,647,367	1,997,326
Net asset value, offering price and redemption price per share	$15.01	$12.48	$14.23	$14.30	$11.18	$10.41

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Value Trust	Value & Restructuring Trust	Vista Trust
Investments in unaffiliated issuers, at value	$214,184,091	$258,767,360	$110,732,190
Investments in affiliated issuers, at value (Note 2)	18,532,241	37,977,516	21,456,839
Securities loaned, at value (Note 2)	17,759,815	36,870,972	20,782,196
Repurchase agreements, at value (Note 2)	8,342,000	1,668,000	4,665,000
Total investments, at value	258,818,147	335,283,848	157,636,225
Cash	614	153	635
Receivable for investments sold	715,821	76,117	920,661
Dividends and interest receivable	386,833	418,435	84,494
Receivable for security lending income	6,928	9,190	2,672
Other assets	298	190	169
Total assets	259,928,641	335,787,933	158,644,856

Liabilities
Payable for investments purchased	530,659	—	2,623,004
Payable for fund shares repurchased	341,085	—	117,418
Payable upon return of securities loaned (Note 2)	18,527,265	37,972,731	21,446,454
Payable to affiliates
Accounting and legal services fees	3,178	3,942	1,710
Trustees’ fees	569	709	287
Other liabilities and accrued expenses	30,335	33,725	23,866
Total liabilities	19,433,091	38,011,107	24,212,739

Net assets
Capital paid-in	$289,553,230	$429,082,638	$122,112,341
Undistributed net investment income (loss)	628,970	923,848	58
Accumulated undistributed net realized gain (loss) on investments	(68,587,549)	(151,075,012)	(10,873,451)
Net unrealized appreciation (depreciation) on investments	18,900,899	18,845,352	23,193,169
Net assets	$240,495,550	$297,776,826	$134,432,117
Investments in unaffiliated issuers, including repurchase agreements, at cost	$221,384,181	$278,459,816	$112,985,933
Investments in affiliated issuers, at cost	$18,533,067	$37,979,432	$21,457,982

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the class.

Series I
Net assets	$190,946,623	—	—
Shares outstanding	13,921,160	—	—
Net asset value, offering price and redemption price per share	$13.72	—	—

Series II
Net assets	$32,261,012	—	—
Shares outstanding	2,358,575	—	—
Net asset value, offering price and redemption price per share	$13.68	—	—

Series NAV
Net assets	$17,287,915	$297,776,826	$134,432,117
Shares outstanding	1,261,750	24,836,855	12,964,991
Net asset value, offering price and redemption price per share	$13.70	$11.99	$10.37

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	All Cap Core Trust	All Cap Growth Trust	All Cap Value Trust	Alpha Opportunities Trust
Dividends	$7,143,354	$1,691,768	$1,135,763	$7,096,810
Interest	26,204	63,827	546	33,672
Securities lending	314,946	10,645	31,364	292,720
Less foreign taxes withheld	—	(13,104)	(9,878)	(97,809)
Total investment income	7,484,504	1,753,136	1,157,795	7,325,393

Expenses
Investment management fees (Note 5)	2,566,139	858,458	666,143	4,871,991
Series I distribution and service fees (Note 5)	40,398	43,789	16,986	15
Series II distribution and service fees (Note 5)	21,118	30,528	74,787	—
Accounting and legal services fees (Note 5)	52,947	15,446	12,928	87,871
Professional fees	27,515	20,305	24,165	49,133
Printing and postage fees (Note 5)	1,229	3,329	5,651	36,388
Custodian fees	33,487	17,833	16,081	231,090
Trustees’ fees (Note 5)	8,816	3,337	3,137	13,795
Registration and filing fees	843	1,582	2,670	5,844
Miscellaneous	3,829	7,494	973	3,945
Total expenses	2,756,321	1,002,101	823,521	5,300,072
Net expense reduction (Note 5)	(1,686)	(504)	(422)	(2,878)
Net expenses	2,754,635	1,001,597	823,099	5,297,194
Net investment income (loss)	4,729,869	751,539	334,696	2,028,199

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(59,824,225)	(15,591,273)	(7,421,480)	104,148,275 [1]
Investments in affiliated issuers	6,503	(266)	1,745	17,618
Futures contracts	7,280,285	—	—	—
Foreign currency transactions	—	(5,693)	(16)	(68,965)
	(52,537,437)	(15,597,232)	(7,419,751)	104,096,928
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	116,886,485	33,929,468	26,036,742	90,568,931 [2]
Investments in affiliated issuers	(1,165)	(212)	(628)	(4,802)
Futures contracts	(1,464,908)	—	—	—
Translation of assets and liabilities in foreign currencies	—	1,351	25	32,046
	115,420,412	33,930,607	26,036,139	90,596,175
Net realized and unrealized gain (loss)	62,882,975	18,333,375	18,616,388	194,693,103

Increase (decrease) in net assets from operations	$67,612,844	$19,084,914	$18,951,084	$196,721,302

1	Net of India foreign taxes of $3,402.
2	Net of $1,317 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	American Asset Allocation Trust	American Blue Chip Income and Growth Trust	American Bond Trust	American Fundamental Holdings Trust
Dividends	$39,889,668	$4,200,214	$28,056,951	$22,641,909
Interest	45,738	—	—	—
Total investment income	39,935,406	4,200,214	28,056,951	22,641,909

Expenses
Investment management fees (Note 5)	—	—	—	403,363
Series I distribution and service fees (Note 5)	841,406	107,019	57,990	717
Series II distribution and service fees (Note 5)	8,513,368	551,827	5,246,890	6,751,757
Series III distribution and service fees (Note 5)	244,085	154,952	192,482	95,969
Accounting and legal services fees (Note 5)	216,604	24,611	127,213	152,244
Professional fees	27,337	15,260	21,307	28,047
Printing and postage fees (Note 5)	87,043	8,951	53,988	61,475
Custodian fees	4,050	10,500	10,500	10,500
Trustees’ fees (Note 5)	35,738	5,137	21,845	25,063
Registration and filing fees	9,503	3,875	3,953	8,535
Miscellaneous	5,860	1,212	3,894	4,607
Total expenses	9,984,994	883,344	5,740,062	7,542,277
Net expense reduction (Note 5)	—	—	—	(403,362)
Net expenses	9,984,994	883,344	5,740,062	7,138,915
Net investment income (loss)	29,950,412	3,316,870	22,316,889	15,502,994

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(27,117,111)	(8,597,800)	(11,492,822)	(12,863,012)
Capital gain distributions received from underlying funds	—	—	—	692,362
	(27,117,111)	(8,597,800)	(11,492,822)	(12,170,650)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	331,974,853	50,255,016	77,235,246	242,620,293
	331,974,853	50,255,016	77,235,246	242,620,293
Net realized and unrealized gain (loss)	304,857,742	41,657,216	65,742,424	230,449,643

Increase (decrease) in net assets from operations	$334,808,154	$44,974,086	$88,059,313	$245,952,637

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	American Global Diversification Trust	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust	American High Income Bond Trust
Dividends	$18,156,791	$2,805,160	$405,058	$10,010,951	$20,560,937	$4,618,734
Interest	—	—	—	—	206,368	—
Total investment income	18,156,791	2,805,160	405,058	10,010,951	20,767,305	4,618,734

Expenses
Investment management fees (Note 5)	309,869	—	—	—	—	—
Series I distribution and service fees (Note 5)	7,495	—	—	474,239	994,497	—
Series II distribution and service fees (Note 5)	5,396,022	1,256,269	447,930	7,759,193	6,435,758	356,046
Series III distribution and service fees (Note 5)	184	2,938	49,381	89,392	110,924	9,200
Accounting and legal services fees (Note 5)	117,298	27,554	12,901	188,316	165,748	8,184
Professional fees	25,217	17,192	15,882	18,043	11,466	15,261
Printing and postage fees (Note 5)	41,579	13,345	7,438	82,622	59,101	5,516
Custodian fees	10,500	10,500	10,500	10,500	823	10,500
Trustees’ fees (Note 5)	19,667	5,575	3,230	30,443	28,256	2,549
Registration and filing fees	6,422	4,017	3,785	13,697	—	3,431
Miscellaneous	4,386	2,177	1,682	4,206	4,884	1,109
Total expenses	5,938,639	1,339,567	552,729	8,670,651	7,811,457	411,796
Net expense reduction (Note 5)	(309,869)	(29,756)	(31,576)	—	—	(31,205)
Net expenses	5,628,770	1,309,811	521,153	8,670,651	7,811,457	380,591
Net investment income (loss)	12,528,021	1,495,349	(116,095)	1,340,300	12,955,848	4,238,143

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(16,384,948)	(14,664,439)	(19,504,578)	(58,240,611)	(53,136,754)	(3,008,322)
Capital gain distributions received from underlying funds	—	—	—	—	—	—
	(16,384,948)	(14,664,439)	(19,504,578)	(58,240,611)	(53,136,754)	(3,008,322)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	236,755,560	72,965,218	57,759,264	438,229,521	349,253,730	15,195,413
	236,755,560	72,965,218	57,759,264	438,229,521	349,253,730	15,195,413
Net realized and unrealized gain (loss)	220,370,612	58,300,779	38,254,686	379,988,910	296,116,976	12,187,091

Increase (decrease) in net assets from operations	$232,898,633	$59,796,128	$38,138,591	$381,329,210	$309,072,824	$16,425,234

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	American International Trust	American New World Trust	[1]	Balanced Trust	[2]	Blue Chip Growth Trust
Dividends	$13,165,550	$1,141,833		$148,946		$13,964,357
Income distributions received from affiliated underlying funds	—	—		—		—
Interest	—	—		165,344		95,715
Securities lending	—	—		156		261,110
Less foreign taxes withheld	—	—		(2,820)		(97,203)
Total investment income	13,165,550	1,141,833		311,626		14,223,979

Expenses
Investment management fees (Note 5)	—	—		119,895		11,693,697
Series I distribution and service fees (Note 5)	497,453	6,019		22		148,830
Series II distribution and service fees (Note 5)	5,097,230	417,202		—		283,283
Series III distribution and service fees (Note 5)	6,555	1,876		—		—
Accounting and legal services fees (Note 5)	128,196	9,280		2,214		236,158
Professional fees	16,757	15,578		34,455		29,556
Printing and postage fees (Note 5)	56,962	6,071		1,148		74,967
Custodian fees	10,500	10,500		8,158		42,867
Trustees’ fees (Note 5)	20,659	2,681		293		36,276
Registration and filing fees	10,131	3,092		2,124		—
Miscellaneous	3,240	1,630		51		9,357
Total expenses	5,847,683	473,929		168,360		12,554,991
Net expense reduction (Note 5)	—	(31,620)		(24,869)		(444,418)
Net expenses	5,847,683	442,309		143,491		12,110,573
Net investment income (loss)	7,317,867	699,524		168,135		2,113,406

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(26,612,592)	(7,829,560)		793,116		(249,845,799)
Investments in affiliated issuers	—	—		45		8,434
Capital gain distributions received from underlying funds	4,143,951	—		—		—
Futures contracts	—	—		567,226		—
Written options	—	—		—		—
Swap contracts	—	—		—		—
Foreign currency transactions	—	—		7,291		9,127
	(22,468,641)	(7,829,560)		1,367,678		(249,828,238)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	290,658,859	29,576,917		2,046,854		712,562,704
Investments in affiliated issuers	—	—		(38)		(4,649)
Futures contracts	—	—		80,430		—
Written options	—	—		—		—
Swap contracts	—	—		—		—
Translation of assets and liabilities in foreign currencies	—	—		(41)		4,657
	290,658,859	29,576,917		2,127,205		712,562,712
Net realized and unrealized gain (loss)	268,190,218	21,747,357		3,494,883		462,734,474

Increase (decrease) in net assets from operations	$275,508,085	$22,446,881		$3,663,018		$464,847,880

1	The inception date for Series I shares is 5-6-09.
2	Period from 4-30-09 (inception date) to 12-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Allocation Trust	[1]	Core Allocation Plus Trust	Core Disciplined Diversification Trust	[1]	Core Diversified Growth & Income Trust
Dividends	$8,842,181	$4,196,910	—		$1,795,934	—		$33,426
Income distributions received from affiliated underlying funds	—	—	$489,863		—	$1,032,796		—
Interest	36,708	3,692,917	—		1,742,950	—		—
Securities lending	123,870	17,016	—		79,330	—		—
Less foreign taxes withheld	(220,312)	(39,264)	—		(41,739)	—		—
Total investment income	8,782,447	7,867,579	489,863		3,576,475	1,032,796		33,426

Expenses
Investment management fees (Note 5)	5,971,858	2,521,795	5,797		1,424,190	10,209		414
Series I distribution and service fees (Note 5)	60,355	233	522		10,656	—		1,371
Series II distribution and service fees (Note 5)	150,098	670,669	26,378		308,474	51,047		4,182
Series III distribution and service fees (Note 5)	—	—	—		—	—		200
Accounting and legal services fees (Note 5)	134,566	43,609	1,721		25,110	3,025		145
Professional fees	29,655	31,948	32,173		34,170	31,852		29,828
Printing and postage fees (Note 5)	32,783	24,688	949		13,718	1,329		907
Custodian fees	26,660	66,995	8,000		162,627	8,000		9,800
Trustees’ fees (Note 5)	21,800	8,268	267		5,198	467		1,283
Registration and filing fees	394	9,281	2,941		4,000	3,298		6,094
Miscellaneous	9,700	1,541	34		2,211	61		1,807
Total expenses	6,437,869	3,379,027	78,782		1,990,354	109,288		56,031
Net expense reduction (Note 5)	(4,543)	(112,246)	(43,767)		(963)	(43,948)		(50,274)
Net expenses	6,433,326	3,266,781	35,015		1,989,391	65,340		5,757
Net investment income (loss)	2,349,121	4,600,798	454,848		1,587,084	967,456		27,669

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(24,066,722)	11,047,915	—		11,832,995 [2]	—		(76,407)
Investments in affiliated issuers	13,317	739	379,564		3,284	319,915		—
Capital gain distributions received from underlying funds	—	—	655,249		—	237,759		280
Futures contracts	—	—	—		4,738,714	—		—
Written options	—	(27,630)	—		(390,264)	—		—
Swap contracts	—	—	—		(967)	—		—
Foreign currency transactions	(328)	(16,213)	—		8,573	—		—
	(24,053,733)	11,004,811	1,034,813		16,192,335	557,674		(76,127)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	324,494,413	64,243,590	—		24,067,385 [3]	—		287,656
Investments in affiliated issuers	(5,092)	(297)	1,025,919		(401)	3,100,845		(6,318)
Futures contracts	—	—	—		187,151	—		—
Written options	—	72,877	—		(33,787)	—		—
Swap contracts	—	—	—		(10,123)	—		—
Translation of assets and liabilities in foreign currencies	—	131	—		(74,249)	—		—
	324,489,321	64,316,301	1,025,919		24,135,976	3,100,845		281,338
Net realized and unrealized gain (loss)	300,435,588	75,321,112	2,060,732		40,328,311	3,658,519		205,211

Increase (decrease) in net assets from operations	$302,784,709	$79,921,910	$2,515,580		$41,915,395	$4,625,975		$232,880

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Net of India foreign taxes of $63,512.
3	Net of $45,126 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Core Fundamental Holdings Trust	[1]	Core Global Diversification Trust	[1]	Disciplined Diversification Trust	Emerging Markets Value Trust
Dividends	$1,831,348		$1,958,153		$3,932,204	$15,131,929
Income distributions received from affiliated underlying funds	—		—		—	—
Interest	—		—		1,775,497	—
Securities lending	—		—		85,182	557,704
Less foreign taxes withheld	—		—		(215,248)	(1,235,292)
Total investment income	1,831,348		1,958,153		5,577,635	14,454,341

Expenses
Investment management fees (Note 5)	19,013		19,140		1,649,159	7,195,056
Series I distribution and service fees (Note 5)	—		—		340	2,598
Series II distribution and service fees (Note 5)	191,808		201,271		509,162	—
Series III distribution and service fees (Note 5)	4,728		2,527		—	—
Accounting and legal services fees (Note 5)	5,635		5,547		35,759	121,889
Professional fees	33,661		33,638		35,277	54,023
Printing and postage fees (Note 5)	1,980		1,961		17,386	29,078
Custodian fees	8,000		8,000		225,346	686,241
Trustees’ fees (Note 5)	867		872		6,938	19,453
Registration and filing fees	4,062		3,608		7,883	7,253
Miscellaneous	109		110		2,787	23,251
Total expenses	269,863		276,674		2,490,037	8,138,842
Net expense reduction (Note 5)	(54,315)		(53,737)		(432,466)	(4,742)
Net expenses	215,548		222,937		2,057,571	8,134,100
Net investment income (loss)	1,615,800		1,735,216		3,520,064	6,320,241

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,189,435		2,159,090		1,206,052 [2]	46,496,052 [4]
Investments in affiliated issuers	—		—		4,426	24,053
Capital gain distributions received from underlying funds	58,152		40,270		—	—
Foreign currency transactions	—		—		(62,089)	(994,459)
	1,247,587		2,199,360		1,148,389	45,525,646
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	2,369,977		1,306,825		58,834,245 [3]	534,726,823 [5]
Investments in affiliated issuers	2,338,604		1,699,512		35	(4,321)
Translation of assets and liabilities in foreign currencies	—		—		(3,885)	46,178
	4,708,581		3,006,337		58,830,395	534,768,680
Net realized and unrealized gain (loss)	5,956,168		5,205,697		59,978,784	580,294,326

Increase (decrease) in net assets from operations	$7,571,968		$6,940,913		$63,498,848	$586,614,567

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Net of India foreign taxes of $68,563.
3	Net of $39,153 increase in deferred India foreign withholding taxes.
4	Net of India foreign taxes of $158,450.
5	Net of $5,865,823 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Equity- Income Trust	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust	Global Trust	Growth Equity Trust
Dividends	$46,259,046	$1,381,160	—	$24,141,439	$15,538,011	$5,003,563
Income distributions received from affiliated underlying funds	—	—	$51,171,379	—	—	—
Interest	655,552	4,466	—	2,471,483	54,349	3,511
Securities lending	822,478	27,779	—	511,975	528,365	45,102
Less foreign taxes withheld	(333,568)	(21,348)	—	(292,050)	(1,059,731)	(74,692)
Total investment income	47,403,508	1,392,057	51,171,379	26,832,847	15,060,994	4,977,484

Expenses
Investment management fees (Note 5)	12,938,196	725,648	539,433	11,716,284	4,865,093	3,278,649
Series I distribution and service fees (Note 5)	161,288	18,896	14,479	200,160	75,289	—
Series II distribution and service fees (Note 5)	370,004	70,153	2,981,150	750,822	77,892	—
Series III distribution and service fees (Note 5)	—	—	—	—	—	—
Accounting and legal services fees (Note 5)	258,123	14,267	198,903	254,297	96,952	71,261
Professional fees	27,539	25,640	38,846	31,044	37,753	32,525
Printing and postage fees (Note 5)	81,229	7,311	76,482	—	25,722	8,944
Custodian fees	132,537	17,749	10,500	—	311,922	54,992
Trustees’ fees (Note 5)	40,147	3,250	32,669	40,163	16,422	12,267
Registration and filing fees	5,335	3,546	10,189	—	6,649	4,279
Miscellaneous	9,925	1,099	7,391	40,117	5,058	3,944
Total expenses	14,024,323	887,559	3,910,042	13,032,887	5,518,752	3,466,861
Net expense reduction (Note 5)	(495,626)	(498)	(608,517)	(8,543)	(126,275)	(2,504)
Net expenses	13,528,697	887,061	3,301,525	13,024,344	5,392,477	3,464,357
Net investment income (loss)	33,874,811	504,996	47,869,854	13,808,503	9,668,517	1,513,127

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(114,992,307)	(10,692,711)	—	(236,071,808)	(46,500,579)	(65,885,125)
Investments in affiliated issuers	28,021	—	(59,632,056)	6,551	27,380	3,471
Capital gain distributions received from underlying funds	—	—	—	—	—	—
Foreign currency transactions	14,970	(2,548)	—	(78,192)	29,728	—
	(114,949,316)	(10,695,259)	(59,632,056)	(236,143,449)	(46,443,471)	(65,881,654)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	546,450,335	41,536,076	—	684,430,398	208,753,912	204,577,817
Investments in affiliated issuers	(7,805)	(605)	354,611,924	(3,951)	(477)	(1,188)
Translation of assets and liabilities in foreign currencies	(1,652)	(4)	—	6,909	18,431	—
	546,440,878	41,535,467	354,611,924	684,433,356	208,771,866	204,576,629
Net realized and unrealized gain (loss)	431,491,562	30,840,208	294,979,868	448,289,907	162,328,395	138,694,975

Increase (decrease) in net assets from operations	$465,366,373	$31,345,204	$342,849,722	$462,098,410	$171,996,912	$140,208,102

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Health Sciences Trust	International Core Trust	International Opportunities Trust	International Small Company Trust[1]
Dividends	$1,064,118	$22,976,485	$10,362,204	$3,166,445
Interest	7,358	6,514	13,242	1,549
Securities lending	—	1,127,448	239,045	97,987
Less foreign taxes withheld	(60,067)	(1,949,904)	(910,124)	(249,033)
Total investment income	1,011,409	22,160,543	9,704,367	3,016,948

Expenses
Investment management fees (Note 5)	1,619,320	6,220,752	4,574,640	1,364,952
Series I distribution and service fees (Note 5)	41,982	29,984	2,071	4,362
Series II distribution and service fees (Note 5)	121,844	63,080	82,278	11,974
Accounting and legal services fees (Note 5)	25,337	115,221	86,643	24,369
Professional fees	27,942	30,599	28,212	38,508
Printing and postage fees (Note 5)	10,779	34,028	16,954	253
Custodian fees	71,063	473,029	118,295	57,155
Trustees’ fees (Note 5)	5,121	18,734	14,045	5,102
Registration and filing fees	2,586	241	7,034	2,746
Miscellaneous	1,974	8,867	4,353	2,948
Total expenses	1,927,948	6,994,535	4,934,525	1,512,369
Net expense reduction (Note 5)	(78,502)	(3,733)	(2,753)	(812)
Net expenses	1,849,446	6,990,802	4,931,772	1,511,557
Net investment income (loss)	(838,037)	15,169,741	4,772,595	1,505,391

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(9,480,684)	(150,767,057)	(99,484,652)	(153,942,758)
Investments in affiliated issuers	—	38,630	—	—
Futures contracts	—	(1,038,671)	—	—
Written options	2,552,259	—	—	—
Foreign currency transactions	(18,759)	5,046,860	(39,212)	289,519
	(6,947,184)	(146,720,238)	(99,523,864)	(153,653,239)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	45,205,654	255,845,909	249,048,130	160,345,963
Investments in affiliated issuers	—	(630)	—	(380)
Futures contracts	—	2,771,824	—	—
Written options	2,583,138	—	—	—
Translation of assets and liabilities in foreign currencies	5,155	(12,706,784)	119,068	(4,197)
	47,793,947	245,910,319	249,167,198	160,341,386
Net realized and unrealized gain (loss)	40,846,763	99,190,081	149,643,334	6,688,147

Increase (decrease) in net assets from operations	$40,008,726	$114,359,822	$154,415,929	$8,193,538

1	The inception date for Series I and Series II shares is 11-16-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	International Value Trust	Large Cap Trust	Large Cap Value Trust	Mid Cap Stock Trust	Mid Cap Value Equity Trust	Mid Value Trust
Dividends	$25,509,152	$3,548,067	$7,329,620	$4,690,477	$2,315,197	$8,645,055
Interest	35,492	213,809	5,729	18,101	16,517	353,999
Securities lending	1,139,563	10,685	51,756	761,786	99,306	165,648
Less foreign taxes withheld	(2,484,917)	—	—	(39,938)	(13,057)	(35,190)
Total investment income	24,199,290	3,772,561	7,387,105	5,430,426	2,417,963	9,129,512

Expenses
Investment management fees (Note 5)	6,341,121	1,390,797	2,604,798	5,422,239	900,131	4,820,404
Series I distribution and service fees (Note 5)	79,755	70,470	15,414	89,758	—	80,201
Series II distribution and service fees (Note 5)	304,735	22,334	55,154	268,016	—	166,044
Accounting and legal services fees (Note 5)	128,510	30,179	51,426	105,725	16,704	76,513
Professional fees	37,346	27,317	24,325	27,992	24,732	25,111
Printing and postage fees (Note 5)	44,322	1,101	751	54,299	6,652	31,569
Custodian fees	349,764	18,443	19,656	105,692	28,669	90,953
Trustees’ fees (Note 5)	20,606	6,128	8,848	16,831	3,720	13,021
Registration and filing fees	2,519	147	194	3,844	3,232	3,754
Miscellaneous	6,501	5,233	10,724	4,524	996	42,324
Total expenses	7,315,179	1,572,149	2,791,290	6,098,920	984,836	5,349,894
Net expense reduction (Note 5)	(149,396)	(844)	(1,727)	(3,530)	(625)	(221,066)
Net expenses	7,165,783	1,571,305	2,789,563	6,095,390	984,211	5,128,828
Net investment income (loss)	17,033,507	2,201,256	4,597,542	(664,964)	1,433,752	4,000,684

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(276,744,105)	(128,635,144)	(73,435,283)	(57,870,628)	(9,239,854)	32,089,956
Investments in affiliated issuers	34,820	2,864	5,183	33,212	10,446	29,505
Futures contracts	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Foreign currency transactions	(881,366)	—	—	(90,102)	534	1,085
	(277,590,651)	(128,632,280)	(73,430,100)	(57,927,518)	(9,228,874)	32,120,546
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	469,100,148	147,561,930	108,646,397	247,866,382	54,723,197	211,021,524
Investments in affiliated issuers	(999)	(176)	604	(5,887)	(969)	(2,667)
Futures contracts	—	—	—	—	—	—
Options written	—	—	—	—	—	—
Translation of assets and liabilities in foreign currencies	47,330	—	—	(6,638)	—	242
	469,146,479	147,561,754	108,647,001	247,853,857	54,722,228	211,019,099
Net realized and unrealized gain (loss)	191,555,828	18,929,474	35,216,901	189,926,339	45,493,354	243,139,645

Increase (decrease) in net assets from operations	$208,589,335	$21,130,730	$39,814,443	$189,261,375	$46,927,106	$247,140,329

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Mutual Shares Trust	Natural Resources Trust	Optimized All Cap Trust	Optimized Value Trust
Dividends	$10,902,083	$4,851,650	$22,706,603	$6,283,211
Interest	2,377,493	11,881	465,551	4,811
Securities lending	331,390	163,143	438,984	187,783
Less foreign taxes withheld	(588,673)	(426,409)	(397,944)	(21,636)
Total investment income	13,022,293	4,600,265	23,213,194	6,454,169

Expenses
Investment management fees (Note 5)	4,589,429	2,644,082	7,795,455	1,779,477
Series I distribution and service fees (Note 5)	35,701	7,454	61,827	258
Series II distribution and service fees (Note 5)	—	372,511	155,921	31,929
Accounting and legal services fees (Note 5)	77,487	44,353	188,258	41,688
Professional fees	32,653	24,432	—	28,925
Printing and postage fees (Note 5)	15,010	22,763	—	1,025
Custodian fees	202,201	41	—	25,841
Trustees’ fees (Note 5)	13,359	8,462	28,036	7,211
Registration and filing fees	5,678	2,153	—	356
Miscellaneous	5,884	3,374	60,103	2,446
Total expenses	4,977,402	3,129,625	8,289,600	1,919,156
Net expense reduction (Note 5)	(2,741)	(1,256)	(6,143)	(1,277)
Net expenses	4,974,661	3,128,369	8,283,457	1,917,879
Net investment income (loss)	8,047,632	1,471,896	14,929,737	4,536,290

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(51,575,974)	(116,592,773)	(188,011,994)	(84,965,855)
Investments in affiliated issuers	10,025	11,893	42,173	—
Futures contracts	—	—	—	1,395,414
Written options	166,141	—	—	—
Foreign currency transactions	(9,885,948)	(80,181)	8,972	634
	(61,285,756)	(116,661,061)	(187,960,849)	(83,569,807)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	177,320,049	217,360,490	469,839,515	112,648,805
Investments in affiliated issuers	(515)	(879)	—	—
Written options	(23,449)	—	—	—
Translation of assets and liabilities in foreign currencies	3,451,899	2,251	(53)	(185)
	180,747,984	217,361,862	469,839,462	112,648,620
Net realized and unrealized gain (loss)	119,462,228	100,700,801	281,878,613	29,078,813

Increase (decrease) in net assets from operations	$127,509,860	$102,172,697	$296,808,350	$33,615,103

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Overseas Equity Trust	Pacific Rim Trust	Real Estate Securities Trust	Science and Technology Trust	Small Cap Growth Trust	Small Cap Opportunities Trust
Dividends	$4,134,095	$1,966,022	$10,674,576	$2,328,549	$1,383,683	$1,362,874
Interest	51,479	700	905	30,836	15,771	1,015
Securities lending	150,817	15,122	102,657	228,995	396,674	94,705
Less foreign taxes withheld	(395,355)	(146,599)	—	(41,669)	—	(1,438)
Total investment income	3,941,036	1,835,245	10,778,138	2,546,711	1,796,128	1,457,156

Expenses
Investment management fees (Note 5)	1,661,173	691,374	1,911,591	2,690,439	3,097,013	1,294,478
Series I distribution and service fees (Note 5)	—	29,147	38,388	103,741	19,246	16,265
Series II distribution and service fees (Note 5)	8,309	50,017	141,830	107,578	69,028	68,401
Accounting and legal services fees (Note 5)	28,562	14,083	45,789	44,874	46,643	21,085
Professional fees	28,845	15,548	26,518	32,558	16,591	30,467
Printing and postage fees (Note 5)	2,539	8,691	10,055	16,487	108	116,831
Custodian fees	118,292	41,417	23,019	23,014	47,625	106,186
Trustees’ fees (Note 5)	5,340	3,251	7,294	7,534	7,743	4,702
Registration and filing fees	25	47	1,702	3,291	—	4,398
Miscellaneous	8,941	8,793	1,947	2,260	3,137	1,081
Total expenses	1,862,026	862,368	2,208,133	3,031,776	3,307,134	1,663,894
Net expense reduction (Note 5)	(741)	(477)	(1,547)	(68,112)	(1,652)	(102,921)
Net expenses	1,861,285	861,891	2,206,586	2,963,664	3,305,482	1,560,973
Net investment income (loss)	2,079,751	973,354	8,571,552	(416,953)	(1,509,354)	(103,817)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(111,214,034)	(8,418,924)	(104,712,664)	(10,792,565)	(5,118,882)	(23,727,653)
Investments in affiliated issuers	6,633	396	7,633	14,342	27,464	5,682
Futures contracts	—	—	—	—	—	—
Written options	—	—	—	—	—	—
Foreign currency transactions	414,167	(84,523)	2,444	(31,427)	—	4,612
	(110,793,234)	(8,503,051)	(104,702,587)	(10,809,650)	(5,091,418)	(23,717,359)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	122,791,304	32,680,103	173,595,039	135,865,007 [1]	104,366,428	53,366,006
Investments in affiliated issuers	(199)	(116)	(891)	(2,545)	(5,404)	(927)
Written options	—	—	—	—	—	—
Translation of assets and liabilities in foreign currencies	(94,291)	(13,826)	(11,743)	12,937	—	—
	122,696,814	32,666,161	173,582,405	135,875,399	104,361,024	53,365,079
Net realized and unrealized gain (loss)	11,903,580	24,163,110	68,879,818	125,065,749	99,269,606	29,647,720

Increase (decrease) in net assets from operations	$13,983,331	$25,136,464	$77,451,370	$124,648,796	$97,760,252	$29,543,903

1	Net of $3,048 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust	Smaller Company Growth Trust[1]
Dividends	$6,766,584	$688,427	$6,072,001	$713,543
Interest	5,770	1,253	27,520	1,601
Securities lending	222,041	156,227	213,266	110,269
Less foreign taxes withheld	(2,645)	—	(9,716)	(641)
Total investment income	6,991,750	845,907	6,303,071	824,772

Expenses
Investment management fees (Note 5)	3,943,431	975,259	3,814,228	1,224,914
Series I distribution and service fees (Note 5)	53,789	—	49,649	6,093
Series II distribution and service fees (Note 5)	92,516	—	199,419	7,803
Accounting and legal services fees (Note 5)	60,277	15,309	60,738	15,111
Professional fees	24,623	29,781	19,914	35,402
Printing and postage fees (Note 5)	17,148	3,268	10,595	9,292
Custodian fees	70,836	14,787	50,986	174,658
Trustees’ fees (Note 5)	10,285	3,618	9,738	4,839
Registration and filing fees	3,380	2,190	4,849	1,638
Miscellaneous	2,719	1,796	2,371	37,429
Total expenses	4,279,004	1,046,008	4,222,487	1,517,179
Net expense reduction (Note 5)	(2,155)	(463)	(183,385)	(134,900)
Net expenses	4,276,849	1,045,545	4,039,102	1,382,279
Net investment income (loss)	2,714,901	(199,638)	2,263,969	(557,507)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(26,988,364)	(46,418,690)	(45,915,270)	6,234,954
Investments in affiliated issuers	20,434	8,280	17,157	5,029
Futures contracts	—	—	—	(164,488)
Foreign currency transactions	—	—	(5,279)	9
	(26,967,930)	(46,410,410)	(45,903,392)	6,075,504
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	149,414,811	60,482,541	104,172,562	31,629,403
Investments in affiliated issuers	(2,193)	(621)	(2,764)	(1,548)
Futures contracts	—	—	—	(120,433)
Translation of assets and liabilities in foreign currencies	—	—	—	(231)
	149,412,618	60,481,920	104,169,798	31,507,191
Net realized and unrealized gain (loss)	122,444,688	14,071,510	58,266,406	37,582,695

Increase (decrease) in net assets from operations	$125,159,589	$13,871,872	$60,530,375	$37,025,188

1	The inception date for Series I and Series II shares is 11-16-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	U.S. Multi Sector Trust	Utilities Trust	Value Trust	Value & Restructuring Trust	Vista Trust
Dividends	$18,190,399	$6,853,037	$4,045,407	$6,210,884	$545,325
Interest	15,096	366,148	30,452	13,530	1,508
Securities lending	144,100	95,233	59,002	88,653	114,903
Less foreign taxes withheld	—	(351,979)	—	(57,846)	(7,475)
Total investment income	18,349,595	6,962,439	4,134,861	6,255,221	654,261

Expenses
Investment management fees (Note 5)	5,809,765	1,172,859	1,441,282	2,132,385	897,522
Series I distribution and service fees (Note 5)	—	48,555	77,407	—	—
Series II distribution and service fees (Note 5)	—	74,252	69,977	—	—
Accounting and legal services fees (Note 5)	122,373	23,030	31,635	43,221	16,406
Professional fees	25,934	24,025	24,708	27,062	24,038
Printing and postage fees (Note 5)	26,025	10,707	12,816	401	6,713
Custodian fees	104,046	41,780	20,371	16,640	23,235
Trustees’ fees (Note 5)	19,511	4,498	5,930	7,347	3,592
Registration and filing fees	3,108	2,321	3,117	3,671	3,058
Miscellaneous	5,295	4,876	1,444	4,405	551
Total expenses	6,116,057	1,406,903	1,688,687	2,235,132	975,115
Net expense reduction (Note 5)	(4,404)	(754)	(1,118)	(1,390)	(613)
Net expenses	6,111,653	1,406,149	1,687,569	2,233,742	974,502
Net investment income (loss)	12,237,942	5,556,290	2,447,292	4,021,479	(320,241)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(49,596,117)	(28,436,549)	(24,554,165)	(74,552,401)	(2,772,825)
Investments in affiliated issuers	(13,079)	(503)	5,802	6,701	11,528
Futures contracts	6,293,421	—	—	—	—
Foreign currency transactions	—	(205,935)	—	(8,314)	(93,981)
	(43,315,775)	(28,642,987)	(24,548,363)	(74,554,014)	(2,855,278)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	217,767,004	64,509,065	91,623,467	158,845,677	30,164,001
Investments in affiliated issuers	(883)	(1,255)	(826)	(1,916)	(1,143)
Futures contracts	224,049	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	(445,335)	—	4,056	65,599
	217,990,170	64,062,475	91,622,641	158,847,817	30,228,457
Net realized and unrealized gain (loss)	174,674,395	35,419,488	67,074,278	84,293,803	27,373,179

Increase (decrease) in net assets from operations	$186,912,337	$40,975,778	$69,521,570	$88,315,282	$27,052,938

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	All Cap Core Trust		All Cap Growth Trust		All Cap Value Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$4,729,869	$9,814,479	$751,539	$620,590	$334,696	$700,976
Net realized gain (loss)	(52,537,437)	(350,398,497)	(15,597,232)	(64,670,409)	(7,419,751)	(9,042,887)
Change in net unrealized appreciation (depreciation)	115,420,412	(77,032,654)	33,930,607	(87,392,575)	26,036,139	(27,120,881)
Increase (decrease) in net assets resulting from operations	67,612,844	(417,616,672)	19,084,914	(151,442,394)	18,951,084	(35,462,792)
Distributions to shareholders
From net investment income
Series I	(1,271,704)	(2,052,597)	(605,805)	(426,567)	(174,364)	(387,321)
Series II	(116,392)	(179,003)	(62,413)	(19,652)	(93,562)	(222,181)
Series NAV	(3,794,629)	(8,268,518)	(10,180)	(5,216)	(103,763)	(137,699)
From net realized gain
Series I	—	—	—	—	—	(1,259,274)
Series II	—	—	—	—	—	(1,053,978)
Series NAV	—	—	—	—	—	(374,762)
Total distributions	(5,182,725)	(10,500,118)	(678,398)	(451,435)	(371,689)	(3,435,215)
From Portfolio share transactions (Note 6)	(90,783,704)	(135,423,005)	(18,962,975)	(120,485,494)	(6,643,219)	(16,317,964)
Total increase (decrease)	(28,353,585)	(563,539,795)	(556,459)	(272,379,323)	11,936,176	(55,215,971)

Net assets
Beginning of year	390,107,565	953,647,360	107,837,532	380,216,855	77,872,776	133,088,747
End of year	$361,753,980	$390,107,565	$107,281,073	$107,837,532	$89,808,952	$77,872,776

Undistributed net investment income (loss)	$958,953	$1,431,528	$107,250	$33,218	$86,971	$123,980

	Alpha Opportunities Trust			American Asset Allocation Trust			American Blue Chip Income and Growth Trust
Increase (decrease) in net assets	Year ended 12/31/09	[1]	Period ended 12/31/08[2]	Year ended 12/31/09	Year ended 12/31/08	[3]	Year ended 12/31/09	Year ended 12/31/08[4]
From operations
Net investment income (loss)	$2,028,199		$398,722	$29,950,412	$22,874,977		$3,316,870	$2,329,550
Net realized gain (loss)	104,096,928		(20,817,358)	(27,117,111)	27,805,706		(8,597,800)	7,761,837
Change in net unrealized appreciation (depreciation)	90,596,175		2,018,702	331,974,853	(317,378,019)		50,255,016	(71,467,651)
Increase (decrease) in net assets resulting from operations	196,721,302		(18,399,934)	334,808,154	(266,697,336)		44,974,086	(61,376,264)
Distributions to shareholders
From net investment income
Series I	(214)		—	(3,956,922)	(56,734)		(401,111)	(632,837)
Series II	—		—	(22,902,628)	(21,558,711)		(1,050,731)	(3,476,869)
Series III	—		—	(3,071,490)	(1,032,550)		(1,867,036)	(392,575)
Series NAV	(1,900,220)		(91,012)	—	—		—	—
From net realized gain
Series I	—		—	(68,893)	(1,822)		(1,170,948)	(390,355)
Series II	—		—	(27,108,036)	(779,329)		(5,308,632)	(2,336,029)
Series III	—		—	(2,031,254)	(30,169)		(3,298,963)	(179,459)
Total distributions	(1,900,434)		(91,012)	(59,139,223)	(23,459,315)		(13,097,421)	(7,408,124)
From Portfolio share transactions (Note 6)	149,737,085		298,437,946	593,627,536	648,027,373		76,154,026	2,650,244
Total increase (decrease)	344,557,953		279,947,000	869,296,467	357,870,722		108,030,691	(66,134,144)

Net assets
Beginning of year	279,947,000		—	868,491,792	510,621,070		109,106,107	175,240,251
End of year	$624,504,953		$279,947,000	$1,737,788,259	$868,491,792		$217,136,798	$109,106,107

Undistributed net investment income (loss)	$1,067,586		$308,140	$330,116	$226,982		$19,029	$21,040

1	The inception date for Series I shares is 6-2-09.
2	Period from 10-7-08 (inception date) to 12-31-08.
3	The inception dates for Series I and Series III shares are 4-28-08 and 1-2-08, respectively.
4	The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Bond Trust			American Fundamental Holdings Trust		American Global Diversification Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$22,316,889	$43,946,585		$15,502,994	$18,616,589	$12,528,021	$15,918,799
Net realized gain (loss)	(11,492,822)	(29,138,548)		(12,170,650)	18,878,698	(16,384,948)	18,146,903
Change in net unrealized appreciation (depreciation)	77,235,246	(106,687,057)		242,620,293	(201,696,561)	236,755,560	(246,855,992)
Increase (decrease) in net assets resulting from operations	88,059,313	(91,879,020)		245,952,637	(164,201,274)	232,898,633	(212,790,290)
Distributions to shareholders
From net investment income
Series I	(249,316)	(835,499)		(4,713)	(2,216)	(12,639)	(1,766)
Series II	(18,239,086)	(80,166,506)		(15,104,123)	(18,181,487)	(13,023,341)	(15,955,078)
Series III	(3,826,719)	(1,230,322)		(1,037,490)	(507,803)	(1,678)	(2,051)
From net realized gain
Series I	—	(15,109)		—	(2,672)	—	(3,911)
Series II	—	(1,574,226)		—	(23,506,439)	—	(30,948,979)
Series III	—	(6,410)		—	(549,795)	—	(3,914)
Total distributions	(22,315,121)	(83,828,072)		(16,146,326)	(42,750,412)	(13,037,658)	(46,915,699)
From Portfolio share transactions (Note 6)	168,241,581	(137,299,869)		302,129,900	762,701,845	100,166,136	693,972,714
Total increase (decrease)	233,985,773	(313,006,961)		531,936,211	555,750,159	320,027,111	434,266,725

Net assets
Beginning of year	692,894,785	1,005,901,746		614,134,828	58,384,669	542,238,131	107,971,406
End of year	$926,880,558	$692,894,785		$1,146,071,039	$614,134,828	$862,265,242	$542,238,131

Undistributed net investment income (loss)	$214,170	$212,402		—	$33,675	—	$48,005

	American Global Growth Trust			American Global Small Capitalization Trust			American Growth Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08[1]
From operations
Net investment income (loss)	$1,495,349	$2,621,707		($116,095)	($549,532)		$1,340,300	$5,890,744
Net realized gain (loss)	(14,664,439)	6,259,243		(19,504,578)	155,548		(58,240,611)	192,360,451
Change in net unrealized appreciation (depreciation)	72,965,218	(107,195,277)		57,759,264	(50,525,538)		438,229,521	(993,436,431)
Increase (decrease) in net assets resulting from operations	59,796,128	(98,314,327)		38,138,591	(50,919,522)		381,329,210	(795,185,236)
Distributions to shareholders
From net investment income
Series I	—	—		—	—		(202,962)	(658,677)
Series II	(1,468,242)	(2,573,597)		(911)	(70)		(805,990)	(5,845,519)
Series III	(27,161)	(6,446)		(10,886)	—		(327,393)	(110,936)
From net realized gain
Series I	—	—		—	—		(13,170,013)	(2,486,492)
Series II	(9,672,607)	(2,369,991)		(6,725,031)	(869,047)		(173,989,652)	(33,814,772)
Series III	(45,126)	(4,244)		(1,901,872)	(128,180)		(4,427,316)	(166,847)
Total distributions	(11,213,136)	(4,954,278)		(8,638,700)	(997,297)		(192,923,326)	(43,083,243)
From Portfolio share transactions (Note 6)	(510,037)	26,250,468		23,758,880	16,958,600		56,397,981	55,544,274
Total increase (decrease)	48,072,955	(77,018,137)		53,258,771	(34,958,219)		244,803,865	(782,724,205)

Net assets
Beginning of year	150,290,877	227,309,014		51,946,600	86,904,819		1,057,746,636	1,840,470,841
End of year	$198,363,832	$150,290,877		$105,205,371	$51,946,600		$1,302,550,501	$1,057,746,636

Undistributed net investment income (loss)	$41,587	$41,664		—	$11,758		$269,144	$265,275

1	The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Growth-Income Trust			American High Income Bond Trust			American International Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08[1]
From operations
Net investment income (loss)	$12,955,848	$14,850,817		$4,238,143	$2,984,641		$7,317,867	$14,963,236
Net realized gain (loss)	(53,136,754)	80,571,623		(3,008,322)	(3,049,655)		(22,468,641)	170,363,652
Change in net unrealized appreciation (depreciation)	349,253,730	(633,474,100)		15,195,413	(11,781,434)		290,658,859	(713,227,593)
Increase (decrease) in net assets resulting from operations	309,072,824	(538,051,660)		16,425,234	(11,846,448)		275,508,085	(527,900,705)
Distributions to shareholders
From net investment income
Series I	(2,700,210)	(364,041)		—	—		(981,214)	(2,249,959)
Series II	(9,083,550)	(13,983,769)		(3,228,321)	(2,966,203)		(6,203,853)	(19,979,737)
Series III	(971,341)	(269,515)		(1,010,082)	(7,723)		(127,002)	(7,908)
From net realized gain
Series I	(1,797,682)	(660,236)		—	—		(18,112,575)	(3,205,644)
Series II	(76,675,519)	(29,587,921)		—	—		(146,273,188)	(32,474,140)
Series III	(2,966,602)	(121,244)		—	—		(143,620)	(6,274)
Total distributions	(94,194,904)	(44,986,726)		(4,238,403)	(2,973,926)		(171,841,452)	(57,923,662)
From Portfolio share transactions (Note 6)	186,860,253	(18,946,942)		28,259,523	3,360,002		61,713,499	18,790,312
Total increase (decrease)	401,738,173	(601,985,328)		40,446,354	(11,460,372)		165,380,132	(567,034,055)

Net assets
Beginning of year	867,072,263	1,469,057,591		34,575,220	46,035,592		706,299,326	1,273,333,381
End of year	$1,268,810,436	$867,072,263		$75,021,574	$34,575,220		$871,679,458	$706,299,326

Undistributed net investment income (loss)	$433,900	$233,492		$10,455	$10,715		$177,013	$171,456

	American New World Trust			Balanced Trust		Blue Chip Growth Trust
Increase (decrease) in net assets	Year ended 12/31/09	[2]	Year ended 12/31/08[1]	Period ended 12/31/09	[3]	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$699,524		$564,748	$168,135		$2,113,406	$5,806,274
Net realized gain (loss)	(7,829,560)		(2,086,577)	1,367,678		(249,828,238)	(268,103,043)
Change in net unrealized appreciation (depreciation)	29,576,917		(34,251,315)	2,127,205		712,562,712	(1,156,057,218)
Increase (decrease) in net assets resulting from operations	22,446,881		(35,773,144)	3,663,018		464,847,880	(1,418,353,987)
Distributions to shareholders
From net investment income
Series I	(15,737)		—	(1,130)		(432,015)	(1,372,409)
Series II	(664,206)		(615,538)	—		(105,707)	(203,853)
Series III	(19,661)		(2,342)	—		—	—
Series NAV	—		—	(283,886)		(1,767,185)	(8,084,114)
From net realized gain
Series I	—		—	(1,967)		—	(7,726,669)
Series II	(650,494)		(885,770)	—		—	(2,442,182)
Series III	(6,394)		(2,419)	—		—	—
Series NAV	—		—	(468,760)		—	(40,797,684)
Total distributions	(1,356,492)		(1,506,069)	(755,743)		(2,304,907)	(60,626,911)
From Portfolio share transactions (Note 6)	17,870,147		(4,521,266)	29,920,790		(544,165,331)	(98,065,143)
Total increase (decrease)	38,960,536		(41,800,479)	32,828,065		(81,622,358)	(1,577,046,041)

Net assets
Beginning of year	41,479,660		83,280,139	—		1,682,413,325	3,259,459,366
End of year	$80,440,196		$41,479,660	$32,828,065		$1,600,790,967	$1,682,413,325

Undistributed net investment income (loss)	$11,441		$11,552	($3,335)		$1,463,014	$1,645,388

1	The inception date for Series III shares is 1-2-08.
2	The inception date for Series I shares is 5-6-09.
3	Period from 4-30-09 (inception date) to 12-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Capital Appreciation Trust		Capital Appreciation Value Trust			Core Allocation Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Period ended 12/31/08	[1]	Period ended 12/31/09[2]
From operations
Net investment income (loss)	$2,349,121	$4,807,353	$4,600,798	$905,209		$454,848
Net realized gain (loss)	(24,053,733)	(166,090,650)	11,004,811	(7,408,260)		1,034,813
Change in net unrealized appreciation (depreciation)	324,489,321	(315,137,328)	64,316,301	(15,347,630)		1,025,919
Increase (decrease) in net assets resulting from operations	302,784,709	(476,420,625)	79,921,910	(21,850,681)		2,515,580
Distributions to shareholders
From net investment income
Series I	(309,136)	(737,204)	(11,390)	(3,029)		(54,070)
Series II	(32,068)	(161,754)	(5,661,843)	(815,057)		(400,929)
Series NAV	(2,070,714)	(3,879,389)	(51,117)	(5,342)		—
From net realized gain
Series I	—	—	(2,786)	—		(69,042)
Series II	—	—	(1,525,159)	—		(586,208)
Series NAV	—	—	(12,348)	—		—
Total distributions	(2,411,918)	(4,778,347)	(7,264,643)	(823,428)		(1,110,249)
From Portfolio share transactions (Note 6)	5,764,465	69,092,799	126,125,158	164,512,995		32,755,924
Total increase (decrease)	306,137,256	(412,106,173)	198,782,425	141,838,886		34,161,255

Net assets
Beginning of year	691,896,409	1,104,002,582	141,838,886	—		—
End of year	$998,033,665	$691,896,409	$340,621,311	$141,838,886		$34,161,255

Undistributed net investment income (loss)	$633,854	$696,979	($89,153)	$78,443		$3,432

	Core Allocation Plus Trust			Core Disciplined Diversification Trust	Core Diversified Growth & Income Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[3]	Period ended 12/31/09[2]	Year ended 12/31/09	Period ended 12/31/08[4]
From operations
Net investment income (loss)	$1,587,084	$339,716		$967,456	$27,669	$18,117
Net realized gain (loss)	16,192,335	(7,397,112)		557,674	(76,127)	(11,413)
Change in net unrealized appreciation (depreciation)	24,135,976	(6,189,175)		3,100,845	281,338	(291,107)
Increase (decrease) in net assets resulting from operations	41,915,395	(13,246,571)		4,625,975	232,880	(284,403)
Distributions to shareholders
From net investment income
Series I	(357,825)	(76,746)		—	(16,399)	(1,827)
Series II	(2,007,200)	(245,455)		(967,832)	(9,141)	(12,341)
Series III	—	—		—	(1,775)	(1,977)
Series NAV	(325,425)	(27,132)		—	(2,011)	(2,084)
From net realized gain
Series I	(813,988)	—		—	—	—
Series II	(5,201,920)	—		(237,758)	—	—
Series NAV	(718,352)	—		—	—	—
Total distributions	(9,424,710)	(349,333)		(1,205,590)	(29,326)	(18,229)
From Portfolio share transactions (Note 6)	101,110,697	84,201,619		58,494,069	1,071,730	1,018,231
Total increase (decrease)	133,601,382	70,605,715		61,914,454	1,275,284	715,599

Net assets
Beginning of year	70,605,715	—		—	715,599	—
End of year	$204,207,097	$70,605,715		$61,914,454	$1,990,883	$715,599

Undistributed net investment income (loss)	($106,535)	($63,147)		$6,614	—	$1,323

1	Period from 4-28-08 (inception date) to 12-31-08.
2	Period from 5-1-09 (inception date) to 12-31-09.
3	Period from 1-2-08 (inception date) to 12-31-08.
4	Period from 7-1-08 (inception date) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Core Fundamental Holdings Trust		Core Global Diversification Trust	Disciplined Diversification Trust
Increase (decrease) in net assets	Period ended 12/31/09	[1]	Period ended 12/31/09[1]	Year ended 12/31/09	Period ended 12/31/08[2]
From operations
Net investment income (loss)	$1,615,800		$1,735,216	$3,520,064	$1,078,389
Net realized gain (loss)	1,247,587		2,199,360	1,148,389	(72,680)
Change in net unrealized appreciation (depreciation)	4,708,581		3,006,337	58,830,395	(24,957,972)
Increase (decrease) in net assets resulting from operations	7,571,968		6,940,913	63,498,848	(23,952,263)
Distributions to shareholders
From net investment income
Series I	—		—	(1,595)	(8,756)
Series II	(1,449,981)		(1,634,767)	(3,822,912)	(1,070,903)
Series III	(167,150)		(102,447)	—	—
Series NAV	—		—	(851,138)	(30,265)
From net realized gain
Series I	—		—	(559)	(461)
Series II	(35,479)		(21,339)	(1,474,664)	(69,847)
Series III	(3,200)		(1,025)	—	—
Series NAV	—		—	(291,515)	(1,520)
Total distributions	(1,655,810)		(1,759,578)	(6,442,383)	(1,181,752)
From Portfolio share transactions (Note 6)	108,369,028		130,026,957	89,393,028	145,744,923
Total increase (decrease)	114,285,186		135,208,292	146,449,493	120,610,908

Net assets
Beginning of year	—		—	120,610,908	—
End of year	$114,285,186		$135,208,292	$267,060,401	$120,610,908

Undistributed net investment income (loss)	$19,464		—	($90,632)	($9,717)

	Emerging Markets Value Trust		Equity-Income Trust		Financial Services Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$6,320,241	$11,100,906	$33,874,811	$48,824,461	$504,996	$953,791
Net realized gain (loss)	45,525,646	(19,055,923)	(114,949,316)	(102,273,695)	(10,695,259)	(1,352,028)
Change in net unrealized appreciation (depreciation)	534,768,680	(326,475,103)	546,440,878	(770,937,662)	41,535,467	(62,493,832)
Increase (decrease) in net assets resulting from operations	586,614,567	(334,430,120)	465,366,373	(824,386,896)	31,345,204	(62,892,069)
Distributions to shareholders
From net investment income
Series I	(4,541)	(69,179)	(6,793,489)	(11,793,936)	(271,081)	(425,798)
Series II	—	—	(2,890,014)	(4,451,596)	(144,862)	(231,920)
Series III	—	—	—	—	—	—
Series NAV	(1,157,838)	(11,345,395)	(26,582,030)	(27,950,242)	(168,528)	(269,972)
From net realized gain
Series I	(6,088)	(2,076)	—	(14,193,408)	—	(2,500,438)
Series II	—	—	—	(5,674,350)	—	(2,027,759)
Series NAV	(1,112,723)	(1,067,105)	—	(31,852,586)	—	(1,848,022)
Total distributions	(2,281,190)	(12,483,755)	(36,265,533)	(95,916,118)	(584,471)	(7,303,909)
From Portfolio share transactions (Note 6)	148,777,647	131,688,625	186,937,204	(184,791,129)	(6,015,363)	11,504,710
Total increase (decrease)	733,111,024	(215,225,250)	616,038,044	(1,105,094,143)	24,745,370	(58,691,268)

Net assets
Beginning of year	303,086,367	518,311,617	1,298,529,374	2,403,623,517	78,800,610	137,491,878
End of year	$1,036,197,391	$303,086,367	$1,914,567,418	$1,298,529,374	$103,545,980	$78,800,610

Undistributed net investment income (loss)	$5,262,728	$417,889	$7,288,819	$9,664,571	—	$66,295

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Period from 4-28-08 (inception date) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Franklin Templeton Founding Allocation Trust			Fundamental Value Trust		Global Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$47,869,854	$36,717,072		$13,808,503	$16,080,863	$9,668,517	$15,199,136
Net realized gain (loss)	(59,632,056)	(14,010,121)		(236,143,449)	(52,307,593)	(46,443,471)	(54,629,650)
Change in net unrealized appreciation (depreciation)	354,611,924	(567,855,745)		684,433,356	(741,530,764)	208,771,866	(300,849,251)
Increase (decrease) in net assets resulting from operations	342,849,722	(545,148,794)		462,098,410	(777,757,494)	171,996,912	(340,279,765)
Distributions to shareholders
From net investment income
Series I	(1,545,239)	(402,150)		(3,697,912)	(4,384,669)	(2,579,512)	(3,664,100)
Series II	(46,150,128)	(36,166,682)		(2,195,609)	(2,316,300)	(445,880)	(755,666)
Series NAV	(174,469)	(34,127)		(8,833,596)	(8,526,269)	(6,994,947)	(10,317,479)
From net realized gain
Series I	—	(22,488)		—	(1,664,822)	—	—
Series II	—	(20,899,798)		—	(4,414,567)	—	—
Series NAV	—	—		—	(10,148,139)	—	—
Total distributions	(47,869,836)	(57,525,245)		(14,727,117)	(31,454,766)	(10,020,339)	(14,737,245)
From Portfolio share transactions (Note 6)	(13,184,790)	588,413,627		6,378,495	770,040,937	(9,293,491)	140,589,289
Total increase (decrease)	281,795,096	(14,260,412)		453,749,788	(39,171,323)	152,683,082	(214,427,721)

Net assets
Beginning of year	1,124,241,807	1,138,502,219		1,372,111,846	1,411,283,169	537,446,761	751,874,482
End of year	$1,406,036,903	$1,124,241,807		$1,825,861,634	$1,372,111,846	$690,129,843	$537,446,761

Undistributed net investment income (loss)	$112,224	$112,206		$1,389,855	$2,386,661	$705,553	$1,027,647

	Growth Equity Trust			Health Sciences Trust		International Core Trust
Increase (decrease) in net assets	Year ended 12/31/09	Period ended 12/31/08	[2]	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$1,513,127	$575,038		($838,037)	($1,350,471)	$15,169,741	$31,321,988
Net realized gain (loss)	(65,881,654)	(93,533,797)		(6,947,184)	1,205,740	(146,720,238)	(8,898,011)
Change in net unrealized appreciation (depreciation)	204,576,629	(112,592,967)		47,793,947	(77,984,783)	245,910,319	(541,795,422)
Increase (decrease) in net assets resulting from operations	140,208,102	(205,551,726)		40,008,726	(78,129,514)	114,359,822	(519,371,445)
Distributions to shareholders
From net investment income
Series I	—	—		—	—	(1,443,400)	(4,701,012)
Series II	—	—		—	—	(545,494)	(1,830,240)
Series NAV	(1,403,856)	(198,044)		—	—	(15,200,728)	(48,525,999)
From net realized gain
Series I	—	—		(1,253,930)	(2,842,701)	(1,770,761)	(1,388,236)
Series II	—	—		(703,435)	(1,595,215)	(715,113)	(562,654)
Series NAV	—	—		(287,726)	(678,662)	(17,649,353)	(17,581,885)
Total distributions	(1,403,856)	(198,044)		(2,245,091)	(5,116,578)	(37,324,849)	(74,590,026)
From Portfolio share transactions (Note 6)	113,062,561	504,347,816		(63,117,971)	(15,195,589)	(11,758,671)	(357,462,201)
Total increase (decrease)	251,866,807	298,598,046		(25,354,336)	(98,441,681)	65,276,302	(951,423,672)

Net assets
Beginning of year	298,598,046	—		160,176,403	258,618,084	717,586,633	1,669,010,305
End of year	$550,464,853	$298,598,046		$134,822,067	$160,176,403	$782,862,935	$717,586,633

Undistributed net investment income (loss)	$486,265	$376,994		($8,741)	—	$434,362	($2,594,424)

1	The inception dates for Series I and Series NAV shares are 1-2-08 and 4-28-08, respectively.
2	Period from 4-28-08 (inception date) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Opportunities Trust		International Small Company Trust			International Value Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	[1]	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$4,772,595	$10,736,405	$1,505,391		$5,179,702	$17,033,507	$46,993,087
Net realized gain (loss)	(99,523,864)	(251,035,730)	(153,653,239)		(225,488)	(277,590,651)	31,175,399
Change in net unrealized appreciation (depreciation)	249,167,198	(292,957,498)	160,341,386		(195,808,658)	469,146,479	(795,807,224)
Increase (decrease) in net assets resulting from operations	154,415,929	(533,256,823)	8,193,538		(190,854,444)	208,589,335	(717,638,738)
Distributions to shareholders
From net investment income
Series I	(44,047)	(85,744)	(518,324)		—	(3,385,857)	(8,580,638)
Series II	(269,354)	(507,093)	(278,943)		—	(2,407,453)	(5,659,760)
Series NAV	(5,005,226)	(9,945,948)	(1,572,054)		(4,403,797)	(10,534,489)	(31,115,936)
From net realized gain
Series I	—	(356,076)	—		—	(7,654,527)	(9,095,938)
Series II	—	(2,568,320)	—		—	(5,726,886)	(6,240,589)
Series NAV	—	(31,656,868)	(3,491,485)		—	(21,846,381)	(30,448,163)
Total distributions	(5,318,627)	(45,120,049)	(5,860,806)		(4,403,797)	(51,555,593)	(91,141,024)
From Portfolio share transactions (Note 6)	(77,239,979)	124,235,260	(11,006,145)		206,163,516	(172,310,889)	(75,975,107)
Total increase (decrease)	71,857,323	(454,141,612)	(8,673,413)		10,905,275	(15,277,147)	(884,754,869)

Net assets
Beginning of year	509,683,344	963,824,956	237,916,837		227,011,562	864,851,841	1,749,606,710
End of year	$581,540,667	$509,683,344	$229,243,424		$237,916,837	$849,574,694	$864,851,841

Undistributed net investment income (loss)	($143,013)	$340,992	($263,561)		$396,374	$1,724,511	$1,900,823

	Large Cap Trust		Large Cap Value Trust		Mid Cap Stock Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$2,201,256	$7,545,084	$4,597,542	$6,976,705	($664,964)	($1,241,960)
Net realized gain (loss)	(128,632,280)	(156,229,573)	(73,430,100)	(149,200,280)	(57,927,518)	(214,562,502)
Change in net unrealized appreciation (depreciation)	147,561,754	(115,425,292)	108,647,001	(141,912,096)	247,853,857	(311,838,391)
Increase (decrease) in net assets resulting from operations	21,130,730	(264,109,781)	39,814,443	(284,135,671)	189,261,375	(527,642,853)
Distributions to shareholders
From net investment income
Series I	(2,705,427)	(2,927,709)	(485,819)	(798,297)	—	—
Series II	(153,748)	(158,714)	(310,731)	(428,753)	—	—
Series NAV	(173,666)	(3,077,758)	(4,751,869)	(5,568,962)	—	—
From net realized gain
Series I	—	—	—	—	—	(7,877,634)
Series II	—	—	—	—	—	(4,688,037)
Series NAV	—	—	—	—	—	(16,280,182)
Total distributions	(3,032,841)	(6,164,181)	(5,548,419)	(6,796,012)	—	(28,845,853)
From Portfolio share transactions (Note 6)	(139,345,337)	(113,359,575)	37,462,782	(34,898,630)	(11,503,733)	(118,295,931)
Total increase (decrease)	(121,247,448)	(383,633,537)	71,728,806	(325,830,313)	177,757,642	(674,784,637)

Net assets
Beginning of year	301,083,194	684,716,731	302,772,621	628,602,934	588,885,662	1,263,670,299
End of year	$179,835,746	$301,083,194	$374,501,427	$302,772,621	$766,643,304	$588,885,662

Undistributed net investment income (loss)	$552,049	$1,382,261	$819,236	$1,770,113	($750,127)	—

1	The inception date for Series I and Series II shares is 11-16-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Mid Cap Value Equity Trust		Mid Value Trust		Mutual Shares Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Period ended 12/31/08[1]
From operations
Net investment income (loss)	$1,433,752	$797,729	$4,000,684	$1,698,145	$8,047,632	$6,956,781
Net realized gain (loss)	(9,228,874)	(7,034,158)	32,120,546	(18,512,982)	(61,285,756)	(41,710,482)
Change in net unrealized appreciation (depreciation)	54,722,228	(32,125,838)	211,019,099	(35,225,941)	180,747,984	(161,341,923)
Increase (decrease) in net assets resulting from operations	46,927,106	(38,362,267)	247,140,329	(52,040,778)	127,509,860	(196,095,624)
Distributions to shareholders
From net investment income
Series I	—	—	(1,208,934)	(388,400)	(1,460,431)	(193,407)
Series II	—	—	(234,158)	(107,213)	—	—
Series NAV	(1,278,784)	(811,173)	(2,114,310)	(1,393,548)	(11,031,148)	(4,598,576)
From net realized gain
Series I	—	—	—	(224,179)	—	—
Series II	—	—	—	(267,487)	—	—
Series NAV	(2,718,617)	(2,565,484)	—	(2,749,549)	—	—
Total distributions	(3,997,401)	(3,376,657)	(3,557,402)	(5,130,376)	(12,491,579)	(4,791,983)
From Portfolio share transactions (Note 6)	45,418,847	(57,135,252)	381,536,224	(13,073,342)	84,475,195	212,850,295
Total increase (decrease)	88,348,552	(98,874,176)	625,119,151	(70,244,496)	199,493,476	11,962,688

Net assets
Beginning of year	47,477,519	146,351,695	115,140,273	185,384,769	391,409,377	379,446,689
End of year	$135,826,071	$47,477,519	$740,259,424	$115,140,273	$590,902,853	$391,409,377

Undistributed net investment income (loss)	$404,572	$249,107	$787,200	$482,521	($1,777,406)	$12,478,891

	Natural Resources Trust		Optimized All Cap Trust		Optimized Value Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$1,471,896	$4,611,100	$14,929,737	$18,949,098	$4,536,290	$13,218,068
Net realized gain (loss)	(116,661,061)	105,659,403	(187,960,849)	(412,055,058)	(83,569,807)	(310,271,005)
Change in net unrealized appreciation (depreciation)	217,361,862	(553,660,160)	469,839,462	(414,612,818)	112,648,620	(68,685,337)
Increase (decrease) in net assets resulting from operations	102,172,697	(443,389,657)	296,808,350	(807,718,778)	33,615,103	(365,738,274)
Distributions to shareholders
From net investment income
Series I	(152,271)	(170,479)	(1,680,683)	(1,642,293)	(11,819)	(7,986)
Series II	(1,012,948)	(701,259)	(727,501)	(596,955)	(240,092)	(418,123)
Series NAV	(1,468,127)	(2,915,120)	(13,909,122)	(12,372,101)	(4,912,083)	(12,556,984)
From net realized gain
Series I	(5,290,887)	(1,000,711)	—	—	—	—
Series II	(47,045,936)	(8,486,096)	—	—	—	—
Series NAV	(75,865,754)	(15,363,338)	—	—	—	—
Total distributions	(130,835,923)	(28,637,003)	(16,317,306)	(14,611,349)	(5,163,994)	(12,983,093)
From Portfolio share transactions (Note 6)	(64,114,549)	(302,255,448)	(125,495,763)	1,566,233,867	(98,250,527)	(106,836,312)
Total increase (decrease)	(92,777,775)	(774,282,108)	154,995,281	743,903,740	(69,799,418)	(485,557,679)

Net assets
Beginning of year	370,193,407	1,144,475,515	1,147,653,563	403,749,823	344,795,970	830,353,649
End of year	$277,415,632	$370,193,407	$1,302,648,844	$1,147,653,563	$274,996,552	$344,795,970

Undistributed net investment income (loss)	$297,386	$1,539,235	$3,576,546	$4,723,024	$833,622	$1,582,779

1	The inception date for Series I shares is 1-28-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Overseas Equity Trust			Pacific Rim Trust		Real Estate Securities Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	[1]	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$2,079,751	$10,353,465		$973,354	$2,066,796	$8,571,552	$12,307,868
Net realized gain (loss)	(110,793,234)	(99,462,171)		(8,503,051)	(19,658,065)	(104,702,587)	(174,498,167)
Change in net unrealized appreciation (depreciation)	122,696,814	(163,097,383)		32,666,161	(41,530,171)	173,582,405	(45,418,857)
Increase (decrease) in net assets resulting from operations	13,983,331	(252,206,089)		25,136,464	(59,121,440)	77,451,370	(207,609,156)
Distributions to shareholders
From net investment income
Series I	—	—		(621,038)	(1,298,170)	(2,623,065)	(4,752,142)
Series II	(61,321)	(89,395)		(173,214)	(339,360)	(1,848,868)	(2,859,553)
Series NAV	(2,895,477)	(8,675,165)		(91,794)	(146,716)	(4,909,035)	(8,333,653)
From net realized gain
Series I	—	(292,362)		—	(2,185,152)	—	(2,255,580)
Series II	—	(349,065)		—	(814,139)	—	(1,462,316)
Series NAV	—	(28,318,349)		—	(209,742)	—	(3,787,606)
Total distributions	(2,956,798)	(37,724,336)		(886,046)	(4,993,279)	(9,380,968)	(23,450,850)
From Portfolio share transactions (Note 6)	(151,651,732)	(5,378,858)		(3,370,461)	(23,575,038)	(29,874,317)	(77,280,416)
Total increase (decrease)	(140,625,199)	(295,309,283)		20,879,957	(87,689,757)	38,196,085	(308,340,422)

Net assets
Beginning of year	297,060,511	592,369,794		78,963,235	166,652,992	303,482,142	611,822,564
End of year	$156,435,312	$297,060,511		$99,843,192	$78,963,235	$341,678,227	$303,482,142

Undistributed net investment income (loss)	$5,894	$329,578		$196,288	$19,755	$2,887,969	$3,773,883

	Science and Technology Trust		Small Cap Growth Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	($416,953)	($725,797)	($1,509,354)	($680,677)	($103,817)	$2,322,112
Net realized gain (loss)	(10,809,650)	(40,896,808)	(5,091,418)	(49,656,290)	(23,717,359)	(71,224,892)
Change in net unrealized appreciation (depreciation)	135,875,399	(121,143,265)	104,361,024	(78,644,802)	53,365,079	(49,024,806)
Increase (decrease) in net assets resulting from operations	124,648,796	(162,765,870)	97,760,252	(128,981,769)	29,543,903	(117,927,586)
Distributions to shareholders
From net investment income
Series I	—	—	—	—	—	(1,078,501)
Series II	—	—	—	—	—	(726,352)
Series NAV	—	—	—	—	—	(2,991,421)
From net realized gain
Series I	—	—	—	(296,246)	—	(1,682,699)
Series II	—	—	—	(399,717)	—	(1,249,611)
Series NAV	—	—	—	(2,365,461)	—	(4,591,061)
Series I	—	—	—	—	—	(129,334)
Series II	—	—	—	—	—	(101,049)
Series NAV	—	—	—	—	—	(344,670)
Total distributions	—	—	—	(3,061,424)	—	(12,894,698)
From Portfolio share transactions (Note 6)	76,792,627	(65,209,565)	26,256,579	57,932,829	(21,168,890)	(94,701,939)
Total increase (decrease)	201,441,423	(227,975,435)	124,016,831	(74,110,364)	8,375,013	(225,524,223)

Net assets
Beginning of year	184,019,738	411,995,173	239,041,538	313,151,902	144,899,340	370,423,563
End of year	$385,461,161	$184,019,738	$363,058,369	$239,041,538	$153,274,353	$144,899,340

Undistributed net investment income (loss)	—	—	—	—	($58,311)	($1,482)

1	Series I shares were terminated on 10-24-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Small Cap Value Trust		Small Company Growth Trust		Small Company Value Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$2,714,901	$3,769,306	($199,638)	($788,407)	$2,263,969	$2,921,001
Net realized gain (loss)	(26,967,930)	(16,650,492)	(46,410,410)	(22,007,707)	(45,903,392)	38,433,281
Change in net unrealized appreciation (depreciation)	149,412,618	(91,790,249)	60,481,920	(61,266,970)	104,169,798	(226,413,728)
Increase (decrease) in net assets resulting from operations	125,159,589	(104,671,435)	13,871,872	(84,063,084)	60,530,375	(185,059,446)
Distributions to shareholders
From net investment income
Series I	(722,574)	(1,420,832)	—	—	(368,052)	(1,111,495)
Series II	(148,566)	(599,454)	—	—	(185,844)	(556,369)
Series NAV	(1,716,798)	(2,326,013)	—	—	(718,386)	(2,551,581)
From net realized gain
Series I	—	(343,437)	—	—	(13,025,415)	(3,006,726)
Series II	—	(197,059)	—	—	(10,363,804)	(2,179,430)
Series NAV	—	(661,076)	—	(4,080,626)	(21,352,417)	(4,520,831)
Total distributions	(2,587,938)	(5,547,871)	—	(4,080,626)	(46,013,918)	(13,926,432)
From Portfolio share transactions (Note 6)	63,069,449	(33,423,584)	(49,473,260)	(40,925,653)	(83,082,439)	32,903,308
Total increase (decrease)	185,641,100	(143,642,890)	(35,601,388)	(129,069,363)	(68,565,982)	(166,082,570)

Net assets
Beginning of year	278,740,626	422,383,516	138,491,983	267,561,346	472,861,292	638,943,862
End of year	$464,381,726	$278,740,626	$102,890,595	$138,491,983	$404,295,310	$472,861,292

Undistributed net investment income (loss)	$866,538	$726,982	—	—	$1,854,982	$221,945

	Smaller Company Growth Trust				U.S. Multi Sector Trust		Utilities Trust
Increase (decrease) in net assets	Year ended 12/31/09	[1]	Period ended 12/31/08	[2]	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	($557,507)		($55,019)		$12,237,942	$15,120,887	$5,556,290	$5,472,752
Net realized gain (loss)	6,075,504		(2,392,732)		(43,315,775)	(180,392,797)	(28,642,987)	(13,438,452)
Change in net unrealized appreciation (depreciation)	31,507,191		(3,384,189)		217,990,170	(176,425,360)	64,062,475	(93,077,624)
Increase (decrease) in net assets resulting from operations	37,025,188		(5,831,940)		186,912,337	(341,697,270)	40,975,778	(101,043,324)
Distributions to shareholders
From net investment income
Series I	—		—		—	—	(4,634,918)	(4,036,196)
Series II	—		—		—	—	(1,355,959)	(1,197,658)
Series NAV	—		—		(12,190,243)	(17,550,299)	(762,507)	(608,627)
From net realized gain
Series I	—		—		—	—	—	(5,726,639)
Series II	—		—		—	—	—	(2,247,433)
Series NAV	—		—		—	—	—	(518,408)
Total distributions	—		—		(12,190,243)	(17,550,299)	(6,753,384)	(14,334,961)
From Portfolio share transactions (Note 6)	103,725,270		98,575,300		286,168,541	(835,334,309)	(4,297,243)	(32,874,683)
Total increase (decrease)	140,750,458		92,743,360		460,890,635	(1,194,581,878)	29,925,151	(148,252,968)

Net assets
Beginning of year	92,743,360		—		507,490,446	1,702,072,324	139,251,696	287,504,664
End of year	$233,493,818		$92,743,360		$968,381,081	$507,490,446	$169,176,847	$139,251,696

Undistributed net investment income (loss)	—		($384)		$2,607,937	$2,560,238	($110,604)	$1,292,425

1	The inception date for Series I and Series II shares is 11-16-09.
2	Period from 10-7-08 (inception date) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Value Trust		Value & Restructuring Trust		Vista Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$2,447,292	$2,738,955	$4,021,479	$6,336,343	($320,241)	($448,850)
Net realized gain (loss)	(24,548,363)	(43,980,475)	(74,554,014)	(74,407,020)	(2,855,278)	(4,726,522)
Change in net unrealized appreciation (depreciation)	91,622,641	(82,925,533)	158,847,817	(204,914,970)	30,228,457	(45,802,533)
Increase (decrease) in net assets resulting from operations	69,521,570	(124,167,053)	88,315,282	(272,985,647)	27,052,938	(50,977,905)
Distributions to shareholders
From net investment income
Series I	(2,129,202)	(2,131,035)	—	—	—	—
Series II	(314,137)	(323,859)	—	—	—	—
Series NAV	(180,365)	(137,479)	(4,565,229)	(5,280,482)	—	—
From net realized gain
Series I	—	(6,382,985)	—	—	—	—
Series II	—	(1,293,001)	—	—	—	—
Series NAV	—	(323,731)	—	—	(3,405,223)	(3,565,846)
Total distributions	(2,623,704)	(10,592,090)	(4,565,229)	(5,280,482)	(3,405,223)	(3,565,846)
From Portfolio share transactions (Note 6)	5,481,836	(36,645,172)	(70,306,958)	118,404,728	64,352,666	(57,333,761)
Total increase (decrease)	72,379,702	(171,404,315)	13,443,095	(159,861,401)	88,000,381	(111,877,512)

Net assets
Beginning of year	168,115,848	339,520,163	284,333,731	444,195,132	46,431,736	158,309,248
End of year	$240,495,550	$168,115,848	$297,776,826	$284,333,731	$134,432,117	$46,431,736

Undistributed net investment income (loss)	$628,970	$805,382	$923,848	$1,475,912	$58	$64,561

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core Trust
SERIES I
12-31-2009	11.69	0.17	[1]	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46	[2,3]	0.87	[4]	0.87		1.39	87		196
12-31-2008	19.83	0.19	[1]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)[2,3]		0.87	[4]	0.86		1.11	83		239
12-31-2007	19.60	0.23	[1]	0.29	0.52	(0.29)	—	—	(0.29)	19.83	2.66	[2,3,5]	0.86	[4]	0.86		1.12	172		257
12-31-2006	17.20	0.20	[1]	2.33	2.53	(0.13)	—	—	(0.13)	19.60	14.75	[2,3]	0.88	[4]	0.88		1.08	213		240
12-31-2005	15.89	0.11	[1]	1.32	1.43	(0.12)	—	—	(0.12)	17.20	9.08	[2]	0.92		0.92		0.70	228		317
SERIES II
12-31-2009	11.67	0.15	[1]	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26	[2,3]	1.07	[4]	1.07		1.19	9		196
12-31-2008	19.77	0.16	[1]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)[2,3]		1.07	[4]	1.06		0.91	8		239
12-31-2007	19.52	0.19	[1]	0.28	0.47	(0.22)	—	—	(0.22)	19.77	2.41	[2,3,5]	1.06	[4]	1.06		0.92	19		257
12-31-2006	17.13	0.16	[1]	2.32	2.48	(0.09)	—	—	(0.09)	19.52	14.54	[2,3]	1.08	[4]	1.08		0.87	11		240
12-31-2005	15.83	0.08	[1]	1.32	1.40	(0.10)	—	—	(0.10)	17.13	8.89	[2]	1.12		1.12		0.50	11		317
SERIES NAV
12-31-2009	11.69	0.18	[1]	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62	[2,3]	0.82	[4]	0.82		1.47	265		196
12-31-2008	19.84	0.20	[1]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)[2,3]		0.82	[4]	0.81		1.15	299		239
12-31-2007	19.62	0.24	[1]	0.29	0.53	(0.31)	—	—	(0.31)	19.84	2.70	[2,3,5]	0.81	[4]	0.81		1.17	763		257
12-31-2006	17.22	0.24	[1]	2.29	2.53	(0.13)	—	—	(0.13)	19.62	14.77	[2,3]	0.83	[4]	0.83		1.32	385		240
12-31-2005[6]	15.22	0.10	[1]	1.90	2.00	—	—	—	—	17.22	13.14	[7]	0.88	[8]	0.88	[8]	0.83 [8]	—	[9]	317
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Core Series I									$0.02						2.56%
All Cap Core Series II									0.02						2.31%
All Cap Core Series NAV									0.01						2.65%

6. The inception date for Series NAV is 4-29-05. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

All Cap Growth Trust
SERIES I
12-31-2009	11.54	0.09	[1]	2.34	2.43	(0.09)	—	—	(0.09)	13.88	21.09	[2,3]	0.97	[4]	0.97		0.77	92		99
12-31-2008	19.97	0.04	[1]	(8.42)	(8.38)	(0.05)	—	—	(0.05)	11.54	(41.94)[2,3]		1.00	[4]	1.00		0.23	94		111
12-31-2007	17.83	—	[1,5]	2.15	2.15	(0.01)	—	—	(0.01)	19.97	12.06	[2,3,6]	0.95	[4]	0.95		— [7]	209		74
12-31-2006	16.73	—	[1,5]	1.10	1.10	—	—	—	—	17.83	6.58	[3]	0.95	[4]	0.95		0.03	246		117
12-31-2005	15.35	—	[1,5]	1.38	1.38	—	—	—	—	16.73	8.99		1.00		1.00		(0.02)	288		99
SERIES II
12-31-2009	11.43	0.07	[1]	2.31	2.38	(0.06)	—	—	(0.06)	13.75	20.87	[2,3]	1.17	[4]	1.17		0.56	14		99
12-31-2008	19.76	—	[1,5]	(8.31)	(8.31)	(0.02)	—	—	(0.02)	11.43	(42.06)[2,3]		1.20	[4]	1.20		0.02	12		111
12-31-2007	17.67	(0.04)[1]		2.13	2.09	—	—	—	—	19.76	11.83	[3,6]	1.15	[4]	1.15		(0.21)	28		74
12-31-2006	16.62	(0.03)[1]		1.08	1.05	—	—	—	—	17.67	6.32	[3]	1.15	[4]	1.15		(0.17)	30		117
12-31-2005	15.28	(0.04)[1]		1.38	1.34	—	—	—	—	16.62	8.77		1.20		1.20		(0.24)	34		99

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Growth Trust (continued)
SERIES NAV
12-31-2009	11.55	0.10	[1]	2.34	2.44	(0.10)	—	—	(0.10)	13.89	21.13	[2,3]	0.91	[4]	0.91		0.79		1		99
12-31-2008	19.99	0.04	[1]	(8.42)	(8.38)	(0.06)	—	—	(0.06)	11.55	(41.91)[2,3]		0.95	[4]	0.95		0.25		1		111
12-31-2007	17.86	0.01	[1]	2.15	2.16	(0.03)	—	—	(0.03)	19.99	12.08	[2,3,6]	0.90	[4]	0.90		0.04		143		74
12-31-2006	16.75	0.01	[1]	1.10	1.11	—	—	—	—	17.86	6.63	[3]	0.90	[4]	0.90		0.08		121		117
12-31-2005[8]	15.20	—	[1,5]	1.55	1.55	—	—	—	—	16.75	10.20	[9]	0.91	[10]	0.91	[10]	0.04	[10]	69		99
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $0.005 per share. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Growth Series I									$0.05						11.77%
All Cap Growth Series II									0.04						11.60%
All Cap Growth Series NAV									0.04						11.85%

7. Less than 0.01%. 8. The inception date for Series NAV is 2-28-05. 9. Not annualized. 10. Annualized.

All Cap Value Trust
SERIES I
12-31-2009	5.62	0.03	[1]	1.46	1.49	(0.03)	—	—	(0.03)	7.08	26.61	[2,3]	0.97	[5]	0.97		0.50		36		126
12-31-2008	8.16	0.05	[1]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)[2]		0.99	[5]	0.99		0.72		36		77
12-31-2007	13.03	0.09	[1]	0.92	1.01	(0.24)	(5.64)	—	(5.88)	8.16	8.33	[2,3,4]	0.95	[5]	0.95		0.68		63		63
12-31-2006	14.70	0.11	[1]	1.68	1.79	(0.15)	(3.31)	—	(3.46)	13.03	13.71	[2,3]	0.92	[5]	0.92		0.86		68		57
12-31-2005	14.54	0.11	[1]	0.67	0.78	(0.08)	(0.54)	—	(0.62)	14.70	5.71	[2]	0.94		0.94		0.78		70		78
SERIES II
12-31-2009	5.61	0.02	[1]	1.46	1.48	(0.02)	—	—	(0.02)	7.07	26.41	[2,3]	1.17	[5]	1.17		0.29		33		126
12-31-2008	8.14	0.04	[1]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)[2]		1.19	[5]	1.19		0.53		30		77
12-31-2007	12.99	0.06	[1]	0.92	0.98	(0.19)	(5.64)	—	(5.83)	8.14	8.17	[2,3,4]	1.15	[5]	1.15		0.49		53		63
12-31-2006	14.66	0.09	[1]	1.67	1.76	(0.12)	(3.31)	—	(3.43)	12.99	13.53	[2,3]	1.12	[5]	1.12		0.66		66		57
12-31-2005	14.48	0.09	[1]	0.65	0.74	(0.02)	(0.54)	—	(0.56)	14.66	5.42	[2]	1.14		1.14		0.61		66		78
SERIES NAV
12-31-2009	5.60	0.03	[1]	1.46	1.49	(0.04)	—	—	(0.04)	7.05	26.59	[2,3]	0.92	[5]	0.92		0.51		21		126
12-31-2008	8.14	0.06	[1]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)[2]		0.94	[5]	0.94		0.79		12		77
12-31-2007	12.99	0.12	[1]	0.92	1.04	(0.25)	(5.64)	—	(5.89)	8.14	8.67	[2,3,4]	0.85	[5]	0.85		0.86		17		63
12-31-2006	14.66	0.12	[1]	1.68	1.80	(0.16)	(3.31)	—	(3.47)	12.99	13.82	[2,3]	0.87	[5]	0.87		0.93		232		57
12-31-2005[7]	14.55	0.08	[1]	0.69	0.77	(0.12)	(0.54)	—	(0.66)	14.66	5.68	[2,6]	0.87	[8]	0.87	[8]	0.68	[8]	127		78
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Value Series									$0.01						8.20%
All Cap Value Series II									0.02						7.91%
All Cap Value Series NAV									0.01						8.54%

5. Does not take into consideration expense reductions during the periods shown. 6. Not annualized. 7. The inception date for Series NAV shares is 2-28-05. 8. Annualized.

Alpha Opportunities Trust
SERIES I
12-31-2009[1]	12.57	0.03	[2]	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68	[3,8,10]	1.13	[4,9]	1.13	[4]	0.34	[4]	—	[5]	238
SERIES NAV
12-31-2009	10.89	0.05	[2]	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49	[3,10]	1.08	[9]	1.08		0.41		624		238
12-31-2008[6]	12.50	0.02	[2]	(1.63)	(1.61)	— [7]	—	—	— [7]	10.89	(12.85)[3,8]		1.06	[4]	1.06	[4]	0.70	[4]	280		52
1. The inception date for Series I shares is 6-2-09. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Annualized. 5. Less than $500,000. 6. The inception date for Series NAV shares is 10-7-08. 7. Less than $0.005 per share. 8. Not annualized. 9. Does not take into consideration expense reductions during the periods shown. 10. Total returns would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2009	8.44	0.28	[1,2]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	[3]	0.63	[5]	0.63	[5]	3.05	[2]	221		5
12-31-2008[6]	12.00	0.60	[1,2]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[3,4,7]		0.64	[5,8,9,10]	0.63	[5,8,9]	9.72	[2,9]	2		1
SERIES II
12-31-2009	8.45	0.18	[1,2]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	[3]	0.78	[5]	0.78	[5]	2.00	[2]	1,373		5
12-31-2008	12.39	0.32	[1,2]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)[3,4]		0.79	[5,8,10]	0.78	[5,8]	3.07	[2]	832		1
12-31-2007[11]	12.50	0.48	[1,2]	(0.32)	0.16	(0.22)	(0.05)	—	(0.27)	12.39	1.28	[3,7]	0.79	[5,8,9]	0.79	[5,8,9]	5.57	[2,9]	511		—	[7]
SERIES III
12-31-2009	8.44	0.27	[1,2]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	[3]	0.28	[5]	0.28	[5]	2.99	[2]	143		5
12-31-2008[12]	12.34	0.78	[1,2]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[3,4,7]		0.29	[5,8,9,10]	0.28	[5,8,9]	8.21	[2,9]	34		1
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 6. Series I shares began operations on 4-28-08. 7. Not annualized. 8. Does not include expenses of the investment companies in which the Portfolio invests. 9. Annualized. 10. Does not take into consideration expense reductions during the periods shown. 11. The inception date for Series II shares is 5-1-07. 12. The inception date for Series III shares is 1-2-08.

American Blue Chip Income and Growth Trust
SERIES I
12-31-2009	8.85	0.21	[1,2]	2.01	2.22	(0.15)	(0.66)	—	(0.81)	10.26	27.33	[3]	0.65	[5]	0.65	[5]	2.33	[1]	29		16
12-31-2008	14.88	0.24	[1,2]	(5.60)	(5.36)	(0.41)	(0.26)	—	(0.67)	8.85	(36.72)[3]		0.58	[5]	0.58	[5]	2.02	[1]	18		131
12-31-2007	18.29	0.40	[1,2]	(0.12)[6]	0.28	(0.31)	(3.38)	—	(3.69)	14.88	1.65	[3]	0.38	[5]	0.38	[5]	2.24	[1]	19		12
12-31-2006	16.00	0.13	[1,2]	2.54	2.67	(0.09)	(0.29)	—	(0.38)	18.29	16.99	[3]	0.39	[4]	0.39	[4]	0.79	[1]	17		15
12-31-2005	16.90	0.09	[1,2]	0.89	0.98	(0.05)	(1.83)	—	(1.88)	16.00	6.76	[3]	0.39	[4]	0.39	[4]	0.60	[1]	7		10
SERIES II
12-31-2009	8.86	0.13	[1,2]	2.07	2.20	(0.13)	(0.66)	—	(0.79)	10.27	27.13	[3]	0.80	[5]	0.80	[5]	1.48	[1]	83		16
12-31-2008	14.87	0.17	[1,2]	(5.54)	(5.37)	(0.38)	(0.26)	—	(0.64)	8.86	(36.76)[3]		0.71	[5]	0.71	[5]	1.39	[1]	76		131
12-31-2007	18.26	0.33	[1,2]	(0.08)[6]	0.25	(0.26)	(3.38)	—	(3.64)	14.87	1.48	[3]	0.53	[5]	0.53	[5]	1.85	[1]	156		12
12-31-2006	15.98	0.11	[1,2]	2.53	2.64	(0.07)	(0.29)	—	(0.36)	18.26	16.79	[3]	0.54	[4]	0.54	[4]	0.63	[1]	198		15
12-31-2005	16.85	0.07	[1,2]	0.90	0.97	(0.01)	(1.83)	—	(1.84)	15.98	6.66	[3]	0.53	[4]	0.53	[4]	0.47	[1]	185		10
SERIES III
12-31-2009	8.84	0.27	[1,2]	1.98	2.25	(0.18)	(0.66)	—	(0.84)	10.25	27.79	[3]	0.30	[5]	0.30	[5]	2.93		106		16
12-31-2008[7]	14.66	0.73	[1,2]	(5.84)	(5.11)	(0.45)	(0.26)	—	(0.71)	8.84	(35.51)[3]		0.33	[5]	0.33	[5]	7.12	[1]	15		131
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. The inception date for Series III shares is 1-2-08.

American Bond Trust
SERIES I
12-31-2009	10.70	0.30	[1,2]	1.01	1.31	(0.31)	—	—	(0.31)	11.70	12.21	[3]	0.63	[4]	0.63	[4]	2.64	[2]	10		11
12-31-2008	13.13	0.68	[1,2]	(1.91)	(1.23)	(1.18)	(0.02)	—	(1.20)	10.70	(9.72)[3]		0.55	[4]	0.55	[4]	5.57	[2]	9		121
12-31-2007	13.32	1.04	[1,2]	(0.65)	0.39	(0.58)	— [5]	—	(0.58)	13.13	2.96	[3]	0.37	[4]	0.37	[4]	7.85	[2]	10		4
12-31-2006	12.50	0.35	[1,2]	0.47	0.82	—	—	—	—	13.32	6.56		0.38	[6]	0.38	[6]	2.73	[2]	2		1
12-31-2005[7]	12.36	(0.01)[1,2]		0.15	0.14	—	—	—	—	12.50	1.13	[8]	0.40	[6,9]	0.40	[6,9]	(0.40)[2,9]		—	[10]	2
SERIES II
12-31-2009	10.70	0.30	[1,2]	0.98	1.28	(0.29)	—	—	(0.29)	11.69	11.92	[3]	0.78	[4]	0.78	[4]	2.64	[2]	780		11
12-31-2008	13.12	0.58	[1,2]	(1.83)	(1.25)	(1.15)	(0.02)	—	(1.17)	10.70	(9.82)[3]		0.70	[4]	0.70	[4]	4.67	[2]	665		121
12-31-2007	13.30	1.06	[1,2]	(0.70)	0.36	(0.54)	— [5]	—	(0.54)	13.12	2.76	[3]	0.52	[4]	0.52	[4]	7.97	[2]	996		4
12-31-2006	12.49	0.41	[1,2]	0.40	0.81	—	—	—	—	13.30	6.49		0.53	[6]	0.53	[6]	3.24	[2]	550		1
12-31-2005[7]	12.50	(0.02)[1,2]		0.01	(0.01)	—	—	—	—	12.49	(0.08)[8]		0.55	[6,9]	0.55	[6,9]	(0.55)[2,9]		148		2

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Bond Trust (continued)
SERIES III
12-31-2009	10.70	0.53	[1,2]	0.80	1.33	(0.35)	—	—	(0.35)	11.68	12.46 [3]	0.28	[4]	0.28	[4]	4.64	[2]	137		11
12-31-2008[11]	13.19	1.89	[1,2]	(3.14)	(1.25)	(1.22)	(0.02)	—	(1.24)	10.70	(9.76)[3,8]	0.30	[4,9]	0.30	[4,9]	16.52	[2,9]	19		121
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 5. Less than $0.01 per share. 6. Does not include expenses of the investment companies in which the Portfolio invests. 7. The inception date for Series I and Series II shares is 11-2-05 and 7-29-05. 8. Not annualized. 9. Annualized. 10. Less than $500,000. 11. The inception date for Series III shares is 1-2-08.

American Fundamental Holdings Trust
SERIES I
12-31-2009	7.61	0.23	[1,2]	1.82	2.05	(0.15)	—	—	(0.15)	9.51	26.88 [3,4]	0.67	[5,7]	0.63	[7]	2.64	[2]	—	[8]	3
12-31-2008	11.91	0.26	[1,2]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)[3,4]	0.69	[5,7]	0.64	[7]	2.50	[5,2]	—	[8]	1
12-31-2007[9]	12.50	0.24	[1,2]	(0.62)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.05)[3,4,10]	3.26	[6,7,11]	1.04	[6,7,11]	12.00	[2,11]	—	[8]	—	[10]
SERIES II
12-31-2009	7.62	0.14	[1,2]	1.89	2.03	(0.13)	—	—	(0.13)	9.52	26.68 [3,4]	0.82	[5,7]	0.78	[7]	1.61	[2]	1,089		3
12-31-2008	11.91	0.48	[1,2]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)[3,4]	0.84	[6]	0.79	[7]	4.98	[2]	600		1
12-31-2007[9]	12.50	0.51	[1,2]	(0.90)	(0.39)	(0.20)	—	—	(0.20)	11.91	(3.08)[3,4,10]	1.25	[6,7,11]	1.20	[6,7,11]	24.93	2.112	58		—	[10]
SERIES III
12-31-2009	7.61	0.22	[1,2]	1.86	2.08	(0.18)	—	—	(0.18)	9.51	27.27 [3,4]	0.32	[5,7]	0.28	[7]	2.52	[2]	57		3
12-31-2008	11.91	0.75	[1,2]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)[3,4]	0.34	[6,7]	0.29	[5]	8.29	[2]	14		1
12-31-2007[9]	12.50	0.25	[1,2]	(0.63)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.00)[3,4,10]	2.90	[6,7,11]	0.70	[6,7,11]	12.35	[2,11]	—	[8]	—	[10]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Does not take into consideration expense reductions during the periods shown. 7. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 8. Less than $500,000. 9. The inception for Series I, Series II and Series III shares is 10-31-07. 10. Not annualized. 11. Annualized.

American Global Diversification Trust
SERIES I
12-31-2009	7.04	0.32	[1,2]	2.24	2.56	(0.16)	—	—	(0.16)	9.44	36.32 [3,4]	0.67	[5,6]	0.63	[5]	3.58	[1]	1		5
12-31-2008	11.88	0.23	[1,2]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)[3,4]	0.69	[5,6]	0.64	[5]	2.31	[1]	—	[7]	6
12-31-2007[8]	12.50	0.27	[1,2]	(0.67)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.17)[3,4,9]	2.85	[5,6,10]	0.93	[5,10]	13.38	[1,10]	—	[7]	—
SERIES II
12-31-2009	7.04	0.14	[1,2]	2.42	2.56	(0.15)	—	—	(0.15)	9.45	36.29 [3,4]	0.82	[5,6]	0.78	[5]	1.73	[1]	861		5
12-31-2008	11.88	0.35	[1,2]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)[3,4]	0.84	[5,6]	0.79	[5]	3.69	[1]	542		6
12-31-2007[8]	12.50	0.49	[1,2]	(0.89)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.19)[3,4,9]	1.03	[5,6,10]	0.98	[5,10]	24.24	[1,10]	108		—
SERIES III
12-31-2009	7.03	0.18	[1,2]	2.42	2.60	(0.19)	—	—	(0.19)	9.44	36.92 [3,4]	0.32	[5,6]	0.28	[5]	2.18	[1]	—	[7]	5
12-31-2008	11.87	0.27	[1,2]	(4.38)	(4.11)	(0.28)	(0.45)	—	(0.73)	7.03	(34.44)[3,4]	0.34	[5,6]	0.29	[5]	2.66	[1]	—	[7]	6
12-31-2007[8]	12.50	0.28	[1,2]	(0.68)	(0.40)	(0.23)	—	—	(0.23)	11.87	(3.19)[3,4,9]	2.50	[5,6,10]	0.58	[5,10]	13.73	[1,10]	—	[7]	—
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 6. Does not take into consideration expense reductions during the periods shown. 7. Less than $500,000. 8. The inception date for Series I, Series II and Series III shares is 10-31-07. 9. Not annualized. 10. Annualized.

American Global Growth Trust
SERIES II
12-31-2009	7.76	0.08	[1,2]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42 [3,4]	0.80	[5,6]	0.78	[5]	0.88	[3]	196		11
12-31-2008	13.11	0.14	[1,2]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)[3,4]	0.80	[5,6]	0.78	[5]	1.24	[3]	150		15
12-31-2007[7]	12.50	0.43	[1,2]	0.43	0.86	(0.20)	(0.05)	—	(0.25)	13.11	6.92 [3,8]	0.81	[5]	0.81	[5,9]	4.89	[3,9]	227		1

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Growth Trust (continued)
SERIES III
12-31-2009	7.74	0.20	[1,2]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	[3,4]	0.30	[5,6]	0.28	[5]	2.17	[3]	2		11
12-31-2008[11]	13.07	0.66	[1,2]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[3,4,8]		0.30	[5,6]	0.28	[5,9]	7.23	[3,9]	—	[12]	15
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for years ended December 31, 2009, 2008 and 2007, respectively. 6. Does not take into consideration expense reductions during the periods shown. 7. The inception date for Series II is 5-1-07. 8. Not annualized. 9. Annualized. 11. The inception date for Series III shares is 1-2-08. 12. Less than $500,000.

American Global Small Capitalization Trust
SERIES II
12-31-2009	6.03	(0.02)[1,2]		3.28	3.26	— [3]	(0.89)	—	(0.89)	8.40	60.44	[4,5]	0.82	[6,7]	0.78	6,7	(0.30)[2]		74		27
12-31-2008	13.35	(0.08)[1,2]		(7.11)	(7.19)	— [3]	(0.13)	—	(0.13)	6.03	(53.79)[4,5]		0.83	[6,7]	0.78	6,7	(0.78)[2]		47		25
12-31-2007[8]	12.50	0.32	[1,2]	0.78 [9]	1.10	(0.16)	(0.09)	—	(0.25)	13.35	8.86	[4,10]	0.86	[11,7]	0.86	[11,7]	3.49	[2,11]	87		4
SERIES III
12-31-2009	6.01	0.02	[1,2]	3.26	3.28	— [3]	(0.89)	—	(0.89)	8.40	61.16	[4,5]	0.32	[6,7]	0.28	[6,7]	0.31	[2]	31		27
12-31-2008[12]	13.31	(0.02)[1,2]		(7.09)	(7.11)	—	(0.19)	—	(0.19)	6.01	(53.39)[4,5,10]		0.33	[6,7]	0.28	[6,7,11]	(0.28)[2,11]		5		25
1 Based on the average daily shares outstanding. 2 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3 Less than $0.01 per share. 4 Assumes dividend reinvestment (if applicable). 5  Total returns would have been lower had certain expenses not been reduced during the periods shown. 6 Does not take into consideration expense reductions during the periods shown. 7 Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 8 Series II shares began operations on 5-1-07. 9 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 10 Not annualized. 11 Annualized. 12 Series III shares began operation on 1-2-08.

American Growth Trust
SERIES I
12-31-2009	11.61	0.03	[1,2]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88	[3]	0.63	[4]	0.63	[4]	0.24	[1]	93		8
12-31-2008	21.65	0.11	[1,2]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)[3]		0.56	[4]	0.56	[4]	0.64	[1]	75		16
12-31-2007	21.73	0.10	[1,2]	2.44	2.54	(0.18)	(2.44)	—	(2.62)	21.65	11.93	[3]	0.37	[4]	0.37	[4]	0.43	[1]	102		9
12-31-2006	19.98	0.13	[1,2]	1.81	1.94	(0.06)	(0.13)	—	(0.19)	21.73	9.80	[3]	0.38	[5]	0.38	[5]	0.62	[1]	99		3
12-31-2005	17.28	0.10	[1,2]	2.62	2.72	—	(0.02)	—	(0.02)	19.98	15.78	[3]	0.38	[5]	0.38	[5]	0.54	[1]	57		3
SERIES II
12-31-2009	11.58	0.01	[1,2]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68	[3]	0.78	[4]	0.78	[4]	0.08	[1]	1,148		8
12-31-2008	21.57	0.07	[1,2]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)[3]		0.69	[4]	0.69	[4]	0.37	[1]	974		16
12-31-2007	21.64	0.06	[1,2]	2.43	2.49	(0.12)	(2.44)	—	(2.56)	21.57	11.73	[3]	0.52	[4]	0.52	[4]	0.28	[1]	1,739		9
12-31-2006	19.90	0.07	[1,2]	1.84	1.91	(0.04)	(0.13)	—	(0.17)	21.64	9.64	[3]	0.53	[5]	0.53	[5]	0.33	[1]	1,485		3
12-31-2005	17.24	0.05	[1,2]	2.63	2.68	—	(0.02)	—	(0.02)	19.90	15.59	[3]	0.53	[5]	0.53	[5]	0.25	[1]	1,134		3
SERIES III
12-31-2009	11.57	0.11	[1,2]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32	[3]	0.28	[4]	0.28	[4]	0.89	[1]	62		8
12-31-2008[6]	21.53	0.53	[1,2]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)[3]		0.29	[4]	0.29	[4]	3.80	[1]	10		16
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. The inception date for Series III shares is 1-2-08.

American Growth-Income Trust
SERIES I
12-31-2009	11.53	0.23	[1,2]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79	[3]	0.63	[5]	0.63	[5]	1.88	[1]	257		18
12-31-2008	19.53	0.22	[1,2]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)[3]		0.55	[5]	0.55	[5]	1.39	[1]	19		15
12-31-2007	20.19	0.26	[1,2]	0.66	0.92	(0.60)	(0.98)	—	(1.58)	19.53	4.64	[3]	0.37	[5]	0.37	[5]	1.24	[1]	29		5
12-31-2006	17.81	0.25	[1,2]	2.36	2.61	(0.21)	(0.02)	—	(0.23)	20.19	14.80	[3]	0.38	[4]	0.38	[4]	1.35	[1]	20		2
12-31-2005	17.00	0.27	[1,2]	0.65	0.92	(0.08)	(0.03)	—	(0.11)	17.81	5.44	[3]	0.38	[4]	0.38	[4]	1.55	[1]	14		1

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Growth-Income Trust (continued)
SERIES II
12-31-2009	11.52	0.12	[1,2]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67	[3]	0.78	[5]	0.78	[5]	1.04	[1]	943		18
12-31-2008	19.50	0.20	[1,2]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)[3]		0.69	[5]	0.69	[5]	1.22	[1]	836		15
12-31-2007	20.14	0.22	[1,2]	0.66	0.88	(0.54)	(0.98)	—	(1.52)	19.50	4.48	[3]	0.52	[5]	0.52	[5]	1.05	[1]	1,440		5
12-31-2006	17.77	0.22	[1,2]	2.35	2.57	(0.18)	(0.02)	—	(0.20)	20.14	14.62	[3]	0.53	[4]	0.53	[4]	1.17	[1]	1,237		2
12-31-2005	16.97	0.24	[1,2]	0.66	0.90	(0.07)	(0.03)	—	(0.10)	17.77	5.29	[3]	0.53	[4]	0.53	[4]	1.41	[1]	873		1
SERIES III
12-31-2009	11.50	0.26	[1,2]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26	[3]	0.28	[5]	0.28	[5]	2.15	[1]	70		18
12-31-2008[6]	19.30	0.84	[1,2]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[3,7]		0.29	[5,8]	0.29	[5,8]	6.24	[1]	12		15
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 6. The inception date for Series III shares is 1-2-08. 7. Not annualized. 8. Annualized.

American High Income Bond Trust
SERIES II
12-31-2009	7.81	0.66	[1,2]	2.34	3.00	(0.60)	—	—	(0.60)	10.21	38.42	[3,4]	0.84	[5,6]	0.78	[6]	7.15	[2]	58		19
12-31-2008	11.33	0.68	[1,2]	(3.46)	(2.78)	(0.74)	—	—	(0.74)	7.81	(24.39)[3,4]		0.86	[5,6]	0.78	[6]	6.45	[2]	34		26
12-31-2007[7]	12.50	1.58	[1,2]	(2.01)	(0.43)	(0.74)	—	—	(0.74)	11.33	(3.41)[3,8]		0.96	[9]	0.96	[6,9]	19.47	[2,9]	46		3
SERIES III
12-31-2009	7.80	2.33	[1,2]	0.71	3.04	(0.65)	—	—	(0.65)	10.19	39.05	[3,4]	0.34	[5,6]	0.28	[6]	22.94		17		19
12-31-2008[10]	11.32	2.53	[1,2]	(5.26)	(2.73)	(0.79)	—	—	(0.79)	7.80	(23.93)[3,4,8]		0.36	[5,9]	0.28	[6,9]	26.70	[2,9]	—	[11]	26
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 7. The inception date for Series II shares is 5-1-07. 8. Not annualized. 9. Annualized. 10. The inception date for Series III shares is 1-2-08. 11. Less than $500,000.

American International Trust
SERIES I
12-31-2009	14.31	0.17	[1,2]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59	[3]	0.63	[4]	0.63	[4]	1.19	[2]	101		10
12-31-2008	26.71	0.39	[1,2]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)[3]		0.55	[4]	0.55	[4]	1.86	[2]	69		18
12-31-2007	24.92	0.33	[1,2]	4.37	4.70	(0.43)	(2.48)	—	(2.91)	26.71	19.58	[3]	0.37	[4]	0.37	[4]	1.23	[2]	106		10
12-31-2006	21.44	0.36	[1,2]	3.57	3.93	(0.21)	(0.24)	—	(0.45)	24.92	18.53	[3]	0.38	[5]	0.38	[5]	1.56	[2]	70		6
12-31-2005	19.37	0.34	[1,2]	3.40	3.74	(0.14)	(1.53)	—	(1.67)	21.44	21.07	[3]	0.38	[5]	0.38	[5]	1.75	[2]	35		6
SERIES II
12-31-2009	14.30	0.13	[1,2]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41	[3]	0.78	[4]	0.78	[4]	0.91	[2]	760		10
12-31-2008	26.67	0.31	[1,2]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)[3]		0.69	[4]	0.69	[4]	1.46	[2]	637		18
12-31-2007	24.86	0.27	[1,2]	4.38	4.65	(0.36)	(2.48)	—	(2.84)	26.67	19.41	[3]	0.52	[4]	0.52	[4]	1.01	[2]	1,168		10
12-31-2006	21.40	0.30	[1,2]	3.58	3.88	(0.18)	(0.24)	—	(0.42)	24.86	18.32	[3]	0.53	[5]	0.53	[5]	1.30	[2]	951		6
12-31-2005	19.34	0.25	[1,2]	3.45	3.70	(0.11)	(1.53)	—	(1.64)	21.40	20.87	[3]	0.53	[5]	0.53	[5]	1.31	[2]	624		6
SERIES III
12-31-2009	14.27	0.64	[1,2]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14	[3]	0.28	[4]	0.28	[4]	4.36	[2]	10		10
12-31-2008[6]	26.60	1.07	[1,2]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[3,7]		0.29	[4,8]	0.29	[4,8]	6.08	[2,8]	—	[9]	18
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29%–0.82%, 0.25%–0.73% and 0.33%–0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. The inception date for Series III shares is 1-2-08. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

American New World Trust
SERIES I
12-31-2009[1]	8.94	0.24	[2,3]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73	[4,5,6]	0.66	[7,8,9]	0.63	[7,8]	3.27	[3,7]	2		22
SERIES II
12-31-2009	8.15	0.12	[2,3]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	[4,6]	0.84	[8,9]	0.78	[8]	1.17	[3]	77		22
12-31-2008	14.76	0.10	[2,3]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)[4,6]		0.83	[8,9]	0.78	[8]	0.82	[3]	41		60
12-31-2007[10]	12.50	0.56	[2,3]	2.02	2.58	(0.23)	(0.09)	—	(0.32)	14.76	20.73	[4,5]	0.88	[7,8]	0.88	[7,8]	5.79	[3,7]	83		8

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American New World Trust (continued)
SERIES III
12-31-2009	8.13	0.24	[2,3]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	[4,6]	0.34	[8,9]	0.28	[8]	2.31	[3]	2		22
12-31-2008[11]	14.71	0.47	[2,3]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[4,5,6]		0.33	[7,8,9]	0.28	[7,8]	4.60	[3,7]	—	[12]	60
1. The inception date for Series I shares is 5-6-09. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Assumes dividend reinvestment (if applicable). 5. Not annualized. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Annualized. 8. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 9. Does not take into consideration expense reductions during the periods shown. 10. The inception date for Series II shares is 5-1-07. 11. The inception date for Series III shares is 1-2-08. 12. Less than $500,000.

Balanced Trust
SERIES I
12-31-2009[1]	12.50	0.11	[2]	2.58	2.69	(0.13)	(0.23)	—	(0.36)	14.83	21.52	[3,4,5]	1.23	[6,9]	1.06	[6]	1.12	[6]	—	[7]	83	[8]
SERIES NAV
12-31-2009[1]	12.50	0.11	[2]	2.59	2.70	(0.14)	(0.23)	—	(0.37)	14.83	21.58	[3,4,5]	1.18	[6,9]	1.01	[6]	1.18	[6]	33		83	[8]
1. The inception date for Series I and Series NAV shares is 4-30-09. 2. Based on the average daily shares outstanding. 3. Not annualized. 4. Assumes dividend reinvestment (if applicable). 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized. 7. Less than $500,000. 8. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the period ended was 89%. 9. Does not take into consideration expense reductions during the period shown.

Blue Chip Growth Trust
SERIES I
12-31-2009	12.23	0.02	[1]	5.22	5.24	(0.02)	—	—	(0.02)	17.45	42.89	[2,3]	0.89	[4]	0.86		0.11		335		64
12-31-2008	21.70	0.03	[1]	(9.14)	(9.11)	(0.05)	(0.31)	—	(0.36)	12.23	(42.53)[2,3]		0.90	[4]	0.87		0.18		281		58
12-31-2007	19.39	0.08	[1]	2.38	2.46	(0.15)	—	—	(0.15)	21.70	12.75	[2,3,5]	0.88	[4]	0.85		0.40		593		34
12-31-2006	17.73	0.10	[1]	1.60	1.70	(0.04)	—	—	(0.04)	19.39	9.58	[2,3,6]	0.88	[4]	0.86		0.53		668		37
12-31-2005	16.86	0.04	[1]	0.90	0.94	(0.07)	—	—	(0.07)	17.73	5.60	[2,3]	0.92	[4]	0.89		0.24		769		65	[7]
SERIES II
12-31-2009	12.21	(0.01)[1]		5.20	5.19	(0.01)	—	—	(0.01)	17.39	42.56	[2,3]	1.09	[4]	1.06		(0.09)		131		64
12-31-2008	21.65	—	[1,8]	(9.11)	(9.11)	(0.02)	(0.31)	—	(0.33)	12.21	(42.63)[2,3]		1.10	[4]	1.07		(0.02)		102		58
12-31-2007	19.32	0.04	[1]	2.37	2.41	(0.08)	—	—	(0.08)	21.65	12.51	[2,3,5]	1.08	[4]	1.05		0.21		176		34
12-31-2006	17.68	0.06	[1]	1.59	1.65	(0.01)	—	—	(0.01)	19.32	9.31	[2,3,6]	1.08	[4]	1.06		0.32		176		37
12-31-2005	16.78	0.01	[1]	0.89	0.90	—	—	—	—	17.68	5.36	[3]	1.12	[4]	1.09		0.04		181		65	[7]
SERIES NAV
12-31-2009	12.20	0.03	[1]	5.21	5.24	(0.03)	—	—	(0.03)	17.41	42.97	[2,3]	0.84	[4]	0.81		0.18		1,135		64
12-31-2008	21.66	0.04	[1]	(9.12)	(9.08)	(0.07)	(0.31)	—	(0.38)	12.20	(42.52)[2,3]		0.85	[4]	0.82		0.23		1,299		58
12-31-2007	19.36	0.10	[1]	2.37	2.47	(0.17)	—	—	(0.17)	21.66	12.81	[2,3,5]	0.83	[4]	0.80		0.46		2,491		34
12-31-2006	17.71	0.10	[1]	1.59	1.69	(0.04)	—	—	(0.04)	19.36	9.59	[2,3,6]	0.83	[4]	0.81		0.56		1,880		37
12-31-2005[9]	16.32	0.04	[1]	1.45	1.49	(0.10)	—	—	(0.10)	17.71	9.19	[2,3,10]	0.87	[4,11]	0.84	[11]	0.28	[11]	1,480		65	[7]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Blue Chip Growth Series I									$0.01						12.70%
Blue Chip Growth Series II									—[8]						12.51%
Blue Chip Growth Series NAV									0.01						12.76%

6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Less than $0.005 per share. 9. The inception date for Series NAV shares is 2-28-05. 10. Not annualized. 11. Annualized.

Capital Appreciation Trust
SERIES I
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.29	[2,3]	0.80	[5]	0.80		0.26		136		106
12-31-2008	10.05	0.04	[1]	(3.78)	(3.74)	(0.04)	—	—	(0.04)	6.27	(37.22)[2]		0.81		0.81		0.41		114		97
12-31-2007	9.07	0.03	[1]	1.02	1.05	(0.03)	(0.04)	—	(0.07)	10.05	11.61	[2,3,4]	0.82	[5]	0.82		0.31		227		73
12-31-2006	10.02	0.01	[1]	0.20	0.21	—	(1.16)	—	(1.16)	9.07	2.26	[2,3,6]	0.83	[5]	0.83		0.11		263		114	[7]
12-31-2005	8.79	(0.01)[1]		1.24	1.23	—	—	—	—	10.02	13.99		0.95		0.95		(0.10)		52		101

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Trust (continued)
SERIES II
12-31-2009	6.22	—	[1,8]	2.61	2.61	— [8]	—	—	— [8]	8.83	42.04	[2,3]	1.00	[5]	1.00		0.06		71		106
12-31-2008	9.96	0.02	[1]	(3.74)	(3.72)	(0.02)	—	—	(0.02)	6.22	(37.36)[2]		1.01		1.01		0.21		52		97
12-31-2007	8.99	0.01	[1]	1.01	1.02	(0.01)	(0.04)	—	(0.05)	9.96	11.36	[2,3,4]	1.02	[5]	1.02		0.11		97		73
12-31-2006	9.96	(0.01)[1]		0.20	0.19	—	(1.16)	—	(1.16)	8.99	2.06	[2,3,6]	1.03	[5]	1.03		(0.09)		113		114	[7]
12-31-2005	8.76	(0.02)[1]		1.22	1.20	—	—	—	—	9.96	13.70		1.15		1.15		(0.27)		47		101
SERIES NAV
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.36	[2,3]	0.75	[5]	0.75		0.31		791		106
12-31-2008	10.06	0.04	[1]	(3.78)	(3.74)	(0.05)	—	—	(0.05)	6.27	(37.23)[2]		0.76		0.76		0.46		526		97
12-31-2007	9.08	0.03	[1]	1.03	1.06	(0.04)	(0.04)	—	(0.08)	10.06	11.69	[2,3,4]	0.77	[5]	0.77		0.36		780		73
12-31-2006	10.02	0.01	[1]	0.21	0.22	—	(1.16)	—	(1.16)	9.08	2.38	[2,3,6]	0.78	[5]	0.78		0.15		627		114	[7]
12-31-2005[9]	8.51	(0.01)[1]		1.53	1.52	(0.01)	—	—	(0.01)	10.02	17.88	[2,10]	0.88	[11]	0.88	[11]	(0.18)[11]		207		101
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Capital Appreciation Series I									—[8]						11.61%
Capital Appreciation Series II									—[8]						11.36%
Capital Appreciation Series NAV									$0.01						11.58%

5. Does not take into consideration expense reductions during the periods shown. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Less than $0.005 per share. 9. The inception date for Series NAV shares is 2-28-05. 10. Not annualized. 11. Annualized.

Capital Appreciation Value Trust
SERIES I
12-31-2009	9.02	0.20	[1]	2.52	2.72	(0.22)	(0.05)	—	(0.27)	11.47	30.06	[2,3]	1.05	[4]	1.01		1.93		1		101
12-31-2008[5]	12.50	0.15	[1]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[2,3,6]		1.22	[4,7]	1.18	[7]	2.01	[7]	—	[8]	55	[9]
SERIES II
12-31-2009	9.02	0.17	[1]	2.52	2.69	(0.20)	(0.05)	—	(0.25)	11.46	29.84	[2,3]	1.25	[4]	1.21		1.70		337		101
12-31-2008[5]	12.50	0.16	[1]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[2,3,6]		1.42	[4,7]	1.38	[7]	2.46	[7]	141		55	[9]
SERIES NAV
12-31-2009	9.02	0.19	[1]	2.52	2.71	(0.22)	(0.05)	—	(0.27)	11.46	30.12	[2,3]	1.00	[4]	0.96		1.89		3		101
12-31-2008[5]	12.50	0.16	[1]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[2,3,6]		1.17	[4,7]	1.13	[7]	2.26	[7]	1		55	[9]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date of Series I, II and Series NAV shares is 4-28-08. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. The Portfolio turnover rate, including the effect of “TBA” (to be announced) securities for the period ended is 63%.

Core Allocation Trust
SERIES I
12-31-2009[1]	12.50	0.46	[2]	2.33	2.79	(0.24)	(0.29)	—	(0.53)	14.76	22.25	[3,4,7]	0.50	[5,6,8]	0.12	[5,6]	4.77	[5]	4		18
SERIES II
12-31-2009[1]	12.50	0.37	[2]	2.40	2.77	(0.21)	(0.29)	—	(0.50)	14.77	22.10	[3,4,7]	0.70	[5,6,8]	0.32	[5,6]	3.84	[5]	31		18
1. The inception date for Series I and Series II shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Not annualized. 5. Annualized. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% – 1.06% based on the mix of underlying funds held by the portfolio for 2009. 7. Total returns would have been lower had certain expenses not been reduced during the period shown. 8. Does not take into consideration expense reductions during the period shown.

Core Allocation Plus Trust
SERIES I
12-31-2009	8.50	0.11	[1]	2.03	2.14	(0.16)	(0.35)	—	(0.51)	10.13	25.20	[2,7]	1.12	[5]	1.12		1.16		25		213	[6]
12-31-2008[3]	12.50	0.12	[1]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[2,4]		1.63	[5]	1.63		1.12		11		97	[6]
SERIES II
12-31-2009	8.50	0.09	[1]	2.04	2.13	(0.14)	(0.35)	—	(0.49)	10.14	25.10	[2,7]	1.32	[5]	1.32		0.98		157		213	[6]
12-31-2008[3]	12.50	0.09	[1]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[2,4]		1.83	[5]	1.83		0.92		56		97	[6]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Allocation Plus Trust (continued)
SERIES NAV
12-31-2009	8.49	0.12	[1]	2.03	2.15	(0.16)	(0.35)	—	(0.51)	10.13	25.41	[2,7]	1.07	[5]	1.07		1.23		22		213	[6]
12-31-2008[3]	12.50	0.13	[1]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[2,4]		1.59	[5]	1.59		1.15		4		97	[6]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I, Series II and Series NAV shares is 1-2-08. 4. Not annualized. 5. Does not take into consideration expense reductions during the periods shown. 6. The Portfolio turnover rate including the effect of “TBA” (to be announced) is 213% and 122% for the year ended 12-31-09 and 12-31-08, respectively. 7. Assumes dividend reinvestment (if applicable).

Core Disciplined Diversification Trust
SERIES II
12-31-2009[1]	12.50	0.47	[2,3]	2.66	3.13	(0.25)	(0.06)	—	(0.31)	15.32	25.02	[4,5,8]	0.54	[6,9]	0.32	[6,7]	4.74	[3,6]	62		8
1. The inception date for Series II shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized. 7. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.49% – 0.70%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 8. Assumes dividend reinvestment (if applicable). 9. Does not take into consideration expense reductions during the period shown.

Core Diversified Growth & Income Trust
SERIES I
12-31-2009	8.71	0.74	[1,2]	1.88	2.62	(0.18)	—	—	(0.18)	11.15	30.07	[3,4]	5.91	[5,6]	0.51	[5]	7.06	[2]	1		157
12-31-2008[7]	12.50	0.23	[1,2]	(3.79)	(3.56)	(0.23)	—	—	(0.23)	8.71	(28.43)[3,4,8]		5.68	[5,6,9]	0.66	[5,9]	4.41	[2,9]	—	[10]	7
SERIES II
12-31-2009	8.71	0.14	[1,2]	2.46	2.60	(0.16)	—	—	(0.16)	11.15	29.87	[3,4]	6.06	[5,6]	0.77	[5]	1.47	[2]	1		157
12-31-2008[7]	12.50	0.22	[1,2]	(3.79)	(3.57)	(0.22)	—	—	(0.22)	8.71	(28.49)[3,4,8]		5.83	[5,6,9]	0.82	[5,9]	4.26	[2,9]	1		7
SERIES III
12-31-2009	8.71	0.19	[1,2]	2.46	2.65	(0.22)	—	—	(0.22)	11.14	30.42	[3,4]	5.56	[5,6]	0.29	[5]	1.96	[2]	—	[10]	157
12-31-2008[7]	12.50	0.25	[1,2]	(3.79)	(3.54)	(0.25)	—	—	(0.25)	8.71	(28.27)[3,4,8]		5.33	[5,6,9]	0.31	[5,9]	4.77	[2,9]	—	[10]	7
SERIES NAV
12-31-2009	8.70	0.21	[1,2]	2.46	2.67	(0.24)	—	—	(0.24)	11.13	30.79	[3,4]	5.32	[5,6]	0.07	[5]	2.19	[2]	—	[10]	157
12-31-2008[7]	12.50	0.26	[1,2]	(3.80)	(3.54)	(0.26)	—	—	(0.26)	8.70	(28.24)[3,4,8]		5.09	[5,6,9]	0.06	[5,9]	5.02	[2,9]	—	[10]	7
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.56%, 0.25% –  0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 6. Does not take into consideration expense reductions during the periods shown. 7. The inception date for Series I, Series II, Series III and Series NAV shares is 7-1-08. 8. Not annualized. 9. Annualized. 10. Less than $500,000.

Core Fundamental Holdings Trust
SERIES II
12-31-2009[1]	12.50	0.40	[2,3]	1.98	2.38	(0.20)	(0.01)	—	(0.21)	14.67	19.05	[4,5]	0.74	[6,8]	0.60	[6,7]	4.21	[2,6]	105		11
SERIES III
12-31-2009[1]	12.50	0.42	[2,3]	2.00	2.42	(0.26)	(0.01)	—	(0.27)	14.65	19.35	[4,5]	0.34	[6,8]	0.20	[6,7]	4.42	[2,6]	9		11
1. The inception date for Series II and Series III shares is 5-1-09. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Based on the average daily shares outstanding. 4. Not annualized. 5. Total returns would have been lower had certain expenses not been reduced during the period shown. 6. Annualized. 7. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.54% based on the mix of underlying funds held by the portfolio for 2009. 8. Does not take into consideration expense reductions during the period shown.

Core Global Diversification Trust
SERIES II
12-31-2009[1]	12.50	0.45	[2,3]	2.46	2.91	(0.20)	— [4]	—	(0.20)	15.21	23.26	[5,6,9]	0.74	[7,10]	0.60	[7,8]	4.49	[3,7]	129		20
SERIES III
12-31-2009[1]	12.50	0.50	[2,3]	2.45	2.95	(0.26)	— [4]	—	(0.26)	15.19	23.58	[5,6,9]	0.34	[7,10]	0.20	[7,8]	5.02	[3,7]	6		20
1. The inception date for Series II and Series III shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Less than $0.005 per share. 5. Assumes dividend reinvestment (if applicable). 6. Not annualized. 7. Annualized. 8. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.56% based on the mix of underlying funds held by the portfolio for 2009. 9. Total returns would have been lower had certain expenses not been reduced during the period shown. 10. Does not take into consideration expense reductions during the period shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Disciplined Diversification Trust
SERIES I
12-31-2009	8.90	0.16	[1]	2.26	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.22	[2,9]	0.94	[7]	0.75		1.72		—	[8]	71
12-31-2008[4]	12.50	0.19	[1]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[2,5]		1.04	[3,6,7]	0.75	[3,6]	2.63	[6]	1		7
SERIES II
12-31-2009	8.91	0.16	[1]	2.24	2.40	(0.19)	(0.08)	—	(0.27)	11.04	26.96	[2,9]	1.14	[7]	0.95		1.58		221		71
12-31-2008[4]	12.50	0.15	[1]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[2,5]		1.24	[3,6,7]	0.95	[3,6]	2.13	[6]	117		7
SERIES NAV
12-31-2009	8.90	0.17	[1]	2.25	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.27	[2,9]	0.89	[7]	0.70		1.66		46		71
12-31-2008[4]	12.50	0.16	[1]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[2,5]		0.99	[3,6,7]	0.70	[3,6]	2.40	[6]	2		7
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Does not include expenses of the investment companies in which the Portfolio invests. 4. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 5. Not annualized. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown. 8. Less than $500,000. 9. Total returns would have been lower had certain expenses not been reduced during the period shown.

Emerging Markets Value Trust
SERIES I
12-31-2009	6.74	0.07	[1]	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	[2,3]	1.13	[4]	1.13	[4]	0.68		8		58
12-31-2008	14.64	0.25	[1]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)[2,3]		1.14	[4]	1.14		2.53		3		19
12-31-2007[5]	12.50	0.14	[1]	2.41	2.55	(0.09)	(0.32)	—	(0.41)	14.64	20.57	[2,3,6]	1.14	[4,7]	1.13	[7]	1.46	[7]	1		9
SERIES NAV
12-31-2009	6.73	0.08	[1]	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	[2,3]	1.08	[4]	1.08	[4]	0.84		1,028		58
12-31-2008	14.56	0.27	[1]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)[2,3]		1.09	[4]	1.09		2.42		300		19
12-31-2007[5]	12.50	0.15	[1]	2.33	2.48	(0.10)	(0.32)	—	(0.42)	14.56	19.94	[2,3,6]	1.09	[4,7]	1.08	[7]	1.61	[7]	517		9
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series I and Series NAV shares is 5-1-07. 6. Not annualized. 7. Annualized.

Equity-Income Trust
SERIES I
12-31-2009	9.96	0.22	[1]	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	[2,3]	0.90	[4]	0.86		2.17		352		42	[5]
12-31-2008	16.47	0.34	[1]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)[2,3]		0.91	[4]	0.87		2.48		344		32
12-31-2007	18.52	0.32	[1]	0.28	0.60	(0.54)	(2.11)	—	(2.65)	16.47	3.35	[2,3,6]	0.89	[4]	0.86		1.73		694		25
12-31-2006	16.87	0.27	[1]	2.75	3.02	(0.27)	(1.10)	—	(1.37)	18.52	19.02	[2,3,7]	0.89	[4]	0.87		1.60		830		16
12-31-2005	17.04	0.25	[1]	0.38	0.63	(0.21)	(0.59)	—	(0.80)	16.87	3.92	[2,3]	0.91	[4]	0.89		1.53		846		48	[5]
SERIES II
12-31-2009	9.93	0.20	[1]	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	[2,3]	1.10	[4]	1.06		1.96		172		42	[5]
12-31-2008	16.42	0.32	[1]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)[2,3]		1.11	[4]	1.07		2.30		147		32
12-31-2007	18.44	0.28	[1]	0.29	0.57	(0.48)	(2.11)	—	(2.59)	16.42	3.16	[2,3,6]	1.09	[4]	1.06		1.54		278		25
12-31-2006	16.81	0.24	[1]	2.73	2.97	(0.24)	(1.10)	—	(1.34)	18.44	18.76	[2,3,7]	1.09	[4]	1.07		1.40		320		16
12-31-2005	16.96	0.22	[1]	0.38	0.60	(0.16)	(0.59)	—	(0.75)	16.81	3.72	[2,3]	1.11	[4]	1.08		1.35		304		48	[5]
SERIES NAV
12-31-2009	9.93	0.22	[1]	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	[2,3]	0.85	[4]	0.81		2.13		1,390		42	[5]
12-31-2008	16.43	0.35	[1]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)[2,3]		0.86	[4]	0.82		2.55		808		32
12-31-2007	18.49	0.33	[1]	0.28	0.61	(0.56)	(2.11)	—	(2.67)	16.43	3.39	[2,3,6]	0.84	[4]	0.81		1.79		1,431		25
12-31-2006	16.85	0.28	[1]	2.74	3.02	(0.28)	(1.10)	—	(1.38)	18.49	19.05	[2,3,7]	0.84	[4]	0.82		1.65		1,290		16
12-31-2005[8]	17.11	0.23	[1]	0.34	0.57	(0.24)	(0.59)	—	(0.83)	16.85	3.57	[2,3,9]	0.86	[4,10]	0.83	[10]	1.64	[10]	1,189		48	[5]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if appicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Equity-Income Series I									—[11]						3.35%
Equity-Income Series II									$0.01						3.10%
Equity-Income Series NAV									—[11]						3.39%

7. An affiliate of the Portfolio made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. The inception date for Series NAV shares is 2-28-05. 9. Not annualized. 10. Annualized. 11. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Services Trust
SERIES I
12-31-2009	7.53	0.05	[1]	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	[2,3]	0.96[4]		0.96		0.63		45	61
12-31-2008	14.54	0.10	[1]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)[2,3]		0.95	[4]	0.95		0.91		33	11
12-31-2007	18.78	0.13	[1]	(1.45)	(1.32)	(0.24)	(2.68)	—	(2.92)	14.54	(6.82)[2,3,5]		0.91	[4]	0.91		0.68		52	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.06)	— [6]	—	(0.06)	18.78	23.12	[2,3,7]	0.91	[4]	0.91		0.58		80	12
12-31-2005	14.00	0.07	[1]	1.29	1.36	(0.05)	—	—	(0.05)	15.31	9.78	[2,3]	1.01	[4]	0.99		0.47		54	51
SERIES II
12-31-2009	7.51	0.04	[1]	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	[2,3]	1.16	[4]	1.16		0.43		34	61
12-31-2008	14.48	0.08	[1]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)[2,3]		1.15	[4]	1.15		0.71		26	11
12-31-2007	18.67	0.09	[1]	(1.43)	(1.34)	(0.17)	(2.68)	—	(2.85)	14.48	(6.93)[2,3,5]		1.11	[4]	1.11		0.49		43	12
12-31-2006	15.24	0.06	[1]	3.40	3.46	(0.03)	— [6]	—	(0.03)	18.67	22.77	[2,3,7]	1.11	[4]	1.11		0.38		62	12
12-31-2005	13.93	0.04	[1]	1.30	1.34	(0.03)	—	—	(0.03)	15.24	9.62	[2,3]	1.21	[4]	1.19		0.27		44	51
SERIES NAV
12-31-2009	7.52	0.06	[1]	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	[2,3]	0.91	[4]	0.91		0.68		25	61
12-31-2008	14.53	0.11	[1]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)[2,3]		0.90	[4]	0.90		0.97		20	11
12-31-2007	18.77	0.14	[1]	(1.45)	(1.31)	(0.25)	(2.68)	—	(2.93)	14.53	(6.74)[2,3,5]		0.86	[4]	0.86		0.75		42	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.07)	— [6]	—	(0.07)	18.77	23.16	[2,3,7]	0.86	[4]	0.86		0.63		55	12
12-31-2005[8]	13.32	0.05	[1]	1.94	1.99	—	—	—	—	15.31	14.94	[3,9]	0.92	[10,4]	0.88	[10]	0.52	[10]	54	51
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Financial Services Series I									—[6]						–6.82%
Financial Services Series II									$0.01						–6.99%
Financial Services Series NAV									—[6]						–6.74%

6. Less than $0.005 per share. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. The inception date for Series NAV is 4-29-05. 9. Not annualized. 10. Annualized.

Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2009	7.36	0.39	[1,2]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	[3,4]	0.12	[5]	0.08	[6,7]	4.68		43	8
12-31-2008[8]	11.16	0.59	[1,2]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[3,4,9]		0.15	[5,6,10]	0.08	[6,7,10]	7.77	[10]	12	4	[9]
SERIES II
12-31-2009	7.38	0.32	[1,2]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	[3,4]	0.32	[5]	0.28	[6,7]	3.89	[2]	1,358	8
12-31-2008	12.05	0.29	[1,2]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)[3,4]		0.33	[5,6,10]	0.28	[6,7]	2.94	[2,10]	1,111	4
12-31-2007[11]	12.50	0.12	[1,2]	(0.50)	(0.38)	(0.07)	—	—	(0.07)	12.05	(3.08)[3,4,9]		0.33	[5,6,10]	0.28	[6,7]	1.47	[2,10]	1,139	2	[9]
SERIES NAV
12-31-2009	7.36	0.53	[1,2]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	[3,4]	0.07	[5]	0.03	[6,7]	6.34		5	8
12-31-2008[12]	11.26	0.60	[1,2]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[3,4,9]		0.08	[5,6,10]	0.03	[6,7,10]	10.86	[10]	1	4	[9]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Does not include expenses of the investment companies in which the Portfolio invests. 7. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.86% – 1.03%, 0.87% – 1.06% and 0.86% – 1.06% based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 8. The inception for Series I shares is 1-28-08. 9. Not annualized. 10. Annualized. 11. The inception date for Series II shares is 5-1-07. 12. The inception for Series NAV shares is 4-28-08.

Fundamental Value Trust
SERIES I
12-31-2009	9.79	0.10	[1]	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	[2,3]	0.83	[5]	0.83		0.92		448	42	[4]
12-31-2008	16.50	0.13	[1]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)[2,3]		0.86	[5]	0.86		1.04		406	28	[4]
12-31-2007	16.82	0.19	[1]	0.47	0.66	(0.28)	(0.70)	—	(0.98)	16.50	4.04	[2,3]	0.85	[5]	0.85		1.13		177	8
12-31-2006	15.32	0.13	[1]	2.01	2.14	(0.12)	(0.52)	—	(0.64)	16.82	14.51	[2,3]	0.86	[5]	0.86		0.86		204	18
12-31-2005	14.14	0.12	[1]	1.12	1.24	(0.06)	—	—	(0.06)	15.32	8.84	[2,3]	0.92	[5]	0.90		0.84		202	36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Fundamental Value Trust (continued)
SERIES II
12-31-2009	9.77	0.08	[1]	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	[2,3]	1.03	[5]	1.03		0.71		344		42	[4]
12-31-2008	16.45	0.12	[1]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)[2,3]		1.06	[5]	1.06		0.84		282		28	[4]
12-31-2007	16.74	0.16	[1]	0.47	0.63	(0.22)	(0.70)	—	(0.92)	16.45	3.87	[2,3]	1.05	[5]	1.05		0.92		445		8
12-31-2006	15.26	0.10	[1]	2.00	2.10	(0.10)	(0.52)	—	(0.62)	16.74	14.24	[2,3]	1.06	[5]	1.06		0.66		391		18
12-31-2005	14.07	0.09	[1]	1.13	1.22	(0.03)	—	—	(0.03)	15.26	8.70	[2,3]	1.12	[5]	1.10		0.63		270		36
SERIES NAV
12-31-2009	9.76	0.10	[1]	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	[2,3]	0.78	[5]	0.78		0.95		1,034		42	[4]
12-31-2008	16.45	0.15	[1]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)[2,3]		0.81	[5]	0.81		1.11		684		28	[4]
12-31-2007	16.78	0.20	[1]	0.46	0.66	(0.29)	(0.70)	—	(0.99)	16.45	4.08	[2,3]	0.80	[5]	0.80		1.18		789		8
12-31-2006	15.29	0.14	[1]	2.01	2.15	(0.14)	(0.52)	—	(0.66)	16.78	14.56	[2,3]	0.81	[5]	0.81		0.91		612		18
12-31-2005[6]	14.37	0.13	[1]	0.89	1.02	(0.10)	—	—	(0.10)	15.29	7.14	[2,3,7]	0.85	[5,8]	0.82	[8]	1.08	[8]	482		36
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Excludes merger activity. 5. Does not take into consideration expense reductions during the periods shown. 6. The inception date for Series NAV shares is 2-28-05. 7. Not annualized. 8. Annualized.

Global Trust
SERIES I
12-31-2009	10.54	0.18	[1]	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	[2,3]	0.96	[4]	0.93		1.58		182		37
12-31-2008	17.91	0.33	[1]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)[2,3]		1.00	[4]	0.99		2.26		131		12
12-31-2007	19.20	0.26	[1]	(0.02)	0.24	(0.45)	(1.08)	—	(1.53)	17.91	1.28	[2,3,5]	0.97	[4]	0.96		1.35		303		40
12-31-2006	16.17	0.27	[1]	2.99	3.26	(0.23)	—	—	(0.23)	19.20	20.32	[2,3]	1.01	[4]	0.99		1.58		359		27
12-31-2005	14.79	0.22	[1]	1.35	1.57	(0.19)	—	—	(0.19)	16.17	10.72	[2,3]	1.05	[4]	1.00		1.43		344		24
SERIES II
12-31-2009	10.51	0.16	[1]	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	[2,3]	1.16	[4]	1.13		1.41		36		37
12-31-2008	17.84	0.30	[1]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)[2,3]		1.20	[4]	1.19		2.04		31		12
12-31-2007	19.10	0.25	[1]	(0.05)	0.20	(0.38)	(1.08)	—	(1.46)	17.84	1.09	[2,3,5]	1.17	[4]	1.16		1.27		65		40
12-31-2006	16.09	0.24	[1]	2.97	3.21	(0.20)	—	—	(0.20)	19.10	20.09	[2,3]	1.21	[4]	1.19		1.38		41		27
12-31-2005	14.73	0.18	[1]	1.35	1.53	(0.17)	—	—	(0.17)	16.09	10.50	[2,3]	1.25	[4]	1.19		1.21		36		24
SERIES NAV
12-31-2009	10.53	0.19	[1]	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	[2,3]	0.91	[4]	0.88		1.67		473		37
12-31-2008	17.90	0.32	[1]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)[2,3]		0.95	[4]	0.94		2.22		375		12
12-31-2007	19.20	0.21	[1]	0.04 [6]	0.25	(0.47)	(1.08)	—	(1.55)	17.90	1.32	[2,3,5]	0.92	[4]	0.91		1.12		384		40
12-31-2006	16.17	0.27	[1]	3.00	3.27	(0.24)	—	—	(0.24)	19.20	20.42	[2,3]	0.96	[4]	0.96		1.56		2		27
12-31-2005[7]	14.36	0.11	[1]	1.70	1.81	—	—	—	—	16.17	12.60	[3,8]	0.97	[4,9]	0.91	[9]	0.99	[9]	—	[10]	24
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Global Series I									$0.03						1.11%
Global Series II									0.04						0.87%
Global Series NAV									—[11]						1.32%

6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. The inception date for Series NAV shares is 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $500,000. 11. Less than $0.005 per share.

Growth Equity Trust
SERIES NAV
12-31-2009	7.45	0.03	[1]	2.40	2.43	(0.03)	—	—	(0.03)	9.85	32.59	[2,3]	0.79	[7]	0.79		0.35		550		120
12-31-2008[4]	12.50	0.02	[1]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[2,3,5]		0.80	[6,7]	0.80	[6]	0.23	[6]	299		74
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Class NAV shares is 4-28-08. 5. Not annualized. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
SERIES I
12-31-2009	10.35	(0.05)[1]	3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	[2,3]	1.19	[4]	1.14		(0.48)	55	35
12-31-2008	15.10	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)[2,3]		1.22	[4]	1.17		(0.58)	91	51
12-31-2007	15.71	(0.08)[1]	2.67	2.59	—	(3.20)	—	(3.20)	15.10	17.67	[2,3,5]	1.19	[4]	1.14		(0.52)[6]	143	50
12-31-2006	15.97	(0.12)[1]	1.35	1.23	—	(1.49)	—	(1.49)	15.71	8.51	[2,3]	1.19	[4]	1.16		(0.77)	133	52
12-31-2005	15.44	(0.13)[1]	1.81	1.68	—	(1.15)	—	(1.15)	15.97	12.50	[2,3]	1.22	[4]	1.19		(0.89)	132	67	[7]
SERIES II
12-31-2009	10.18	(0.08)[1]	3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	[2,3]	1.39	[4]	1.34		(0.69)	54	35
12-31-2008	14.89	(0.10)[1]	(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)[2,3]		1.42	[4]	1.37		(0.77)	48	51
12-31-2007	15.56	(0.11)[1]	2.64	2.53	—	(3.20)	—	(3.20)	14.89	17.44	[2,3,5]	1.39	[4]	1.34		(0.72)[6]	81	50
12-31-2006	15.86	(0.15)[1]	1.34	1.19	—	(1.49)	—	(1.49)	15.56	8.30	[2,3]	1.39	[4]	1.36		(0.97)	81	52
12-31-2005	15.37	(0.16)[1]	1.80	1.64	—	(1.15)	—	(1.15)	15.86	12.28	[2,3]	1.42	[4]	1.39		(1.09)	85	67	[7]
SERIES NAV
12-31-2009	10.37	(0.05)[1]	3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	[2,3]	1.14	[4]	1.09		(0.45)	26	35
12-31-2008	15.12	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)[2,3]		1.17	[4]	1.12		(0.53)	21	51
12-31-2007	15.72	(0.08)[1]	2.68	2.60	—	(3.20)	—	(3.20)	15.12	17.73	[2,3,5]	1.14	[4]	1.09		(0.48)[6]	34	50
12-31-2006	15.98	(0.11)[1]	1.34	1.23	—	(1.49)	—	(1.49)	15.72	8.50	[2,3]	1.14	[4]	1.11		(0.72)	30	52
12-31-2005[8]	12.99	(0.08)[1]	3.07	2.99	—	—	—	—	15.98	23.02	[2,9]	1.12	[4,10]	1.12	[10]	(0.81)[10]	29	67	[7]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment (if applicable). 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-07						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-07
Health Sciences Series I						$0.01						17.60%
Health Sciences Series II						0.01						17.37%
Health Sciences Series NAV						—[11]						17.73%

6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio						Series			Per share				Percentage of average net assets
Health Sciences						I			$0.03				0.18%
Health Sciences						II			0.03				0.18%
Health Sciences						NAV			0.02				0.17%

7. Excludes merger activity. 8. The inception date for Series NAV shares is 4-29-05. 9. Not annualized. 10. Annualized. 11. Less than $0.005 per share.

International Core Trust
SERIES I
12-31-2009	8.12	0.18 [1]	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	[2,3]	1.04	[4]	1.04		2.17	64	70
12-31-2008	14.39	0.30 [1]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)[2,3]		1.11	[4]	1.11		2.52	64	63
12-31-2007	15.16	0.32 [1]	1.33	1.65	(0.35)	(2.07)	—	(2.42)	14.39	11.49	[2,3,5]	1.07	[4]	1.07		2.07	129	39
12-31-2006	12.78	0.28 [1]	2.79	3.07	(0.08)	(0.61)	—	(0.69)	15.16	24.69	[2,3]	1.04	[4]	1.04		2.01	141	39
12-31-2005	11.11	0.12 [1]	1.64	1.76	(0.09)	—	—	(0.09)	12.78	15.94	[2]	1.19		1.19		1.03	134	147
SERIES II
12-31-2009	8.18	0.16 [1]	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	[2,3]	1.24	[4]	1.24		1.93	28	70
12-31-2008	14.46	0.27 [1]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)[2,3]		1.31	[4]	1.31		2.32	26	63
12-31-2007	15.21	0.29 [1]	1.33	1.62	(0.30)	(2.07)	—	(2.37)	14.46	11.21	[2,3,5]	1.27	[4]	1.27		1.85	53	39
12-31-2006	12.82	0.24 [1]	2.82	3.06	(0.06)	(0.61)	—	(0.67)	15.21	24.54	[2,3]	1.24	[4]	1.24		1.76	46	39
12-31-2005	11.08	0.01 [1]	1.73	1.74	—	—	—	—	12.82	15.70		1.36		1.36		0.05	33	147

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
International Core Trust (continued)
SERIES NAV
12-31-2009	8.10	0.18	[1]	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	[2,3]	0.99	[4]	0.99		2.18		690		70
12-31-2008	14.36	0.31	[1]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)[2,3]		1.06	[4]	1.06		2.65		627		63
12-31-2007	15.14	0.32	[1]	1.34	1.66	(0.37)	(2.07)	—	(2.44)	14.36	11.54	[2,3,5]	1.02	[4]	1.02		2.06		1,487		39
12-31-2006	12.76	0.27	[1]	2.80	3.07	(0.08)	(0.61)	—	(0.69)	15.14	24.73	[2,3]	0.99	[4]	0.99		1.95		1,160		39
12-31-2005[6]	11.44	0.17	[1]	1.27	1.44	(0.12)	—	—	(0.12)	12.76	12.78	[2,7]	1.19	[8]	1.19	[8]	1.72	[8]	702		147
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
International Core Series I									$0.01						11.42%
International Core Series II									—[9]						11.21%
International Core Series NAV									0.01						11.46%

6. The inception date for Series NAV shares is 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share.

International Opportunities Trust
SERIES I
12-31-2009	8.24	0.08	[1]	3.01	3.09	(0.10)	—	—	(0.10)	11.23	37.55	[2,3]	0.98	[4]	0.98		0.78		5		138
12-31-2008	17.66	0.20	[1]	(8.83)	(8.63)	(0.17)	(0.62)	—	(0.79)	8.24	(50.56)[2,3]		1.08	[4]	1.07		1.51		4		128
12-31-2007	18.15	0.23	[1]	3.10	3.33	(0.29)	(3.53)	—	(3.82)	17.66	20.10	[2,3]	1.04	[4]	1.04		1.22		10		122
12-31-2006	15.53	0.12	[1]	3.47	3.59	(0.10)	(0.87)	—	(0.97)	18.15	23.83	[2,3]	1.07	[4]	1.07		0.74		6		102
12-31-2005[5]	12.50	0.02	[1]	3.01	3.03	—	—	—	—	15.53	24.24	[6]	1.19	[7]	1.19	[7]	0.22	[7]	—	[8]	101
SERIES II
12-31-2009	8.27	0.06	[1]	3.02	3.08	(0.08)	—	—	(0.08)	11.27	37.27	[2,3]	1.18	[4]	1.18		0.66		39		138
12-31-2008	17.69	0.16	[1]	(8.82)	(8.66)	(0.14)	(0.62)	—	(0.76)	8.27	(50.66)[2,3]		1.28	[4]	1.27		1.14		32		128
12-31-2007	18.17	0.23	[1]	3.05	3.28	(0.23)	(3.53)	—	(3.76)	17.69	19.77	[2,3]	1.24	[4]	1.24		1.24		84		122
12-31-2006	15.51	0.07	[1]	3.53	3.60	(0.07)	(0.87)	—	(0.94)	18.17	23.90	[2,3]	1.25	[4]	1.25		0.43		44		102
12-31-2005[5]	12.50	0.03	[1]	2.98	3.01	—	—	—	—	15.51	24.08	[6]	1.42	[7]	1.42	[7]	0.25	[7]	13		101
SERIES NAV
12-31-2009	8.24	0.09	[1]	3.00	3.09	(0.11)	—	—	(0.11)	11.22	37.50	[2,3]	0.93	[4]	0.93		0.94		538		138
12-31-2008	17.66	0.18	[1]	(8.80)	(8.62)	(0.18)	(0.62)	—	(0.80)	8.24	(50.51)[2,3]		1.03	[4]	1.02		1.36		474		128
12-31-2007	18.17	0.26	[1]	3.07	3.33	(0.31)	(3.53)	—	(3.84)	17.66	20.10	[2,3]	0.99	[4]	0.99		1.43		870		122
12-31-2006	15.54	0.11	[1]	3.50	3.61	(0.11)	(0.87)	—	(0.98)	18.17	23.96	[2,3]	1.00	[4]	1.00		0.66		666		102
12-31-2005[5]	12.50	0.14	[1]	2.90	3.04	—	—	—	—	15.54	24.32	[6]	1.11	[7]	1.11	[7]	1.48	[7]	332		101
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series I, Series II and Series NAV shares is 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

International Small Company Trust
SERIES I
12-31-2009[1]	9.00	—	[6,11]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,3]		1.11	[4,8]	1.11	[4]	(0.12)[4]		65		142	[5]
SERIES II
12-31-2009[1]	9.00	—	[6,11]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,3]		1.31	[4,8]	1.31	[4]	(0.33)[4]		34		142	[5]
SERIES NAV
12-31-2009	6.53	0.09	[6]	2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	[2,3]	1.06	[8]	1.06		1.20		131		142	[5]
12-31-2008	12.18	0.18	[6]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)[2,7]		1.11	[8]	1.11		1.89		238		10
12-31-2007	13.24	0.15	[6]	0.52	0.67	(0.22)	(1.51)	—	(1.73)	12.18	5.43	[2,3]	1.11	[8]	1.10		1.08		227		29
12-31-2006[9]	12.50	0.08	[6]	0.66	0.74	—	—	—	—	13.24	5.92	[3,10]	1.12	[4,8]	1.12	[4]	0.96	[4]	235		51	[10]
1. The inception date for Series I and Series II shares is 11-16-09. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Annualized. 5. Excludes merger activity. 6. Based on the average daily shares outstanding. 7. The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II. 8. Does not take into consideration expense reductions during the periods shown. 9. The inception date for Series NAV shares is 4-28-06. 10. Not annualized. 11. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
International Value Trust
SERIES I
12-31-2009	9.06	0.22	[1]	2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	[2,3]	0.94	[4]	0.93		2.26		175		56
12-31-2008	17.14	0.47	[1]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)[2,3]		1.04	[4]	1.02		3.47		165		18
12-31-2007	19.38	0.43	[1]	1.26	1.69	(0.84)	(3.09)	—	(3.93)	17.14	9.53	[2,3,5]	1.02	[4]	1.00		2.32		387		24
12-31-2006	15.99	0.46	[1]	4.05	4.51	(0.33)	(0.79)	—	(1.12)	19.38	29.59	[2,3]	0.98	[4]	0.97		2.67		453		38
12-31-2005	14.80	0.33	[1]	1.20	1.53	(0.15)	(0.19)	—	(0.34)	15.99	10.54	[2,3]	1.06	[4]	1.02		2.23		404		76
SERIES II
12-31-2009	9.04	0.20	[1]	2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	[2,3]	1.14	[4]	1.13		2.04		139		56
12-31-2008	17.09	0.44	[1]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)[2,3]		1.24	[4]	1.22		3.27		118		18
12-31-2007	19.30	0.39	[1]	1.26	1.65	(0.77)	(3.09)	—	(3.86)	17.09	9.36	[2,3,5]	1.22	[4]	1.20		2.12		259		24
12-31-2006	15.94	0.42	[1]	4.03	4.45	(0.30)	(0.79)	—	(1.09)	19.30	29.27	[2,3]	1.18	[4]	1.17		2.46		252		38
12-31-2005	14.74	0.27	[1]	1.22	1.49	(0.10)	(0.19)	—	(0.29)	15.94	10.31	[2,3]	1.26	[4]	1.22		1.80		213		76
SERIES NAV
12-31-2009	9.01	0.21	[1]	2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	[2,3]	0.89	[4]	0.88		2.22		536		56
12-31-2008	17.06	0.47	[1]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)[2,3]		0.99	[4]	0.97		3.49		582		18
12-31-2007	19.31	0.43	[1]	1.26	1.69	(0.85)	(3.09)	—	(3.94)	17.06	9.61	[2,3,5]	0.97	[4]	0.95		2.32		1,103		24
12-31-2006	15.94	0.46	[1]	4.04	4.50	(0.34)	(0.79)	—	(1.13)	19.31	29.61	[2,3]	0.93	[4]	0.92		2.67		921		38
12-31-2005[6]	15.29	0.34	[1]	0.68	1.02	(0.18)	(0.19)	—	(0.37)	15.94	6.87	[2,3,7]	1.01	[4,8]	0.97	[8]	2.65	[8]	682		76
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate from the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate from the Year Ended 12-31-2007
International Value Series I									$0.01						9.46%
International Value Series II									0.01						9.29%
International Value Series NAV									0.01						9.54%

6. The inception date for Series NAV shares is 2-28-05. 7. Not annualized. 8. Annualized.

Large Cap Trust
SERIES I
12-31-2009	8.55	0.10	[1]	2.51	2.61	(0.18)	—	—	(0.18)	10.98	30.85	[2,3]	0.86	[4]	0.86		1.10		158		72
12-31-2008	14.44	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.55	(39.52)[2,3]		0.80	[4]	0.80		1.36		145		71
12-31-2007	15.74	0.17	[1]	0.05 [5]	0.22	(0.20)	(1.32)	—	(1.52)	14.44	1.40	[2,3,6]	0.80	[4]	0.79		1.08		295		43	[11]
12-31-2006	14.13	0.16	[1]	1.82	1.98	(0.03)	(0.34)	—	(0.37)	15.74	14.36	[2,3]	0.85	[4]	0.85		1.14		1		31
12-31-2005[7]	12.50	0.05	[1]	1.58	1.63	—	—	—	—	14.13	13.04	[8]	1.15	[9]	1.15	[9]	0.58	[9]	—	[10]	46
SERIES II
12-31-2009	8.53	0.08	[1]	2.50	2.58	(0.16)	—	—	(0.16)	10.95	30.55	[2,3]	1.06	[4]	1.06		0.90		10		72
12-31-2008	14.40	0.14	[1]	(5.86)	(5.72)	(0.15)	—	—	(0.15)	8.53	(39.67)[2,3]		1.00	[4]	1.00		1.15		9		71
12-31-2007	15.66	0.14	[1]	0.06 [5]	0.20	(0.14)	(1.32)	—	(1.46)	14.40	1.27	[2,3,6]	1.00	[4]	1.00		0.88		20		43	[11]
12-31-2006	14.09	0.12	[1]	1.83	1.95	(0.04)	(0.34)	—	(0.38)	15.66	14.15	[2,3]	1.08	[4]	1.08		0.80		2		31
12-31-2005[7]	12.50	0.05	[1]	1.54	1.59	—	—	—	—	14.09	12.72	[8]	1.11	[9]	1.11	[9]	0.53	[9]	1		46

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Large Cap Trust (continued)
SERIES NAV
12-31-2009	8.52	0.14	[1]	2.48	2.62	(0.19)	—	—	(0.19)	10.95	31.02	[2,3]	0.81	[4]	0.81		1.73	11	72
12-31-2008	14.41	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.52	(39.55)[2,3]		0.75	[4]	0.75		1.38	147	71
12-31-2007	15.70	0.17	[1]	0.07 [5]	0.24	(0.21)	(1.32)	—	(1.53)	14.41	1.53	[2,3,6]	0.78	[4]	0.77		1.09	370	43	[11]
12-31-2006	14.12	0.15	[1]	1.83	1.98	(0.06)	(0.34)	—	(0.40)	15.70	14.38	[2,3]	0.83	[4]	0.83		1.03	209	31
12-31-2005[7]	12.50	0.07	[1]	1.55	1.62	—	—	—	—	14.12	12.96	[8]	0.94	[9]	0.94	[9]	0.75 [9]	125	46
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Large Cap Series I									$0.07						0.90%
Large Cap Series II									0.07						0.78%
Large Cap Series NAV									0.06						1.11%

7. The inception date for Series I, Series II and Series NAV shares is on 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $500,000. 11. Excludes merger activity.

Large Cap Value Trust
SERIES I
12-31-2009	14.05	0.20	[1]	1.28	1.48	(0.23)	—	—	(0.23)	15.30	10.64	[2,3]	0.90	[4]	0.90		1.45	31	177
12-31-2008	22.37	0.22	[1]	(8.25)	(8.03)	(0.29)	—	—	(0.29)	14.05	(35.91)[2,3]		0.91	[4]	0.90		1.15	37	107
12-31-2007	23.07	0.21	[1]	0.79	1.00	(0.23)	(1.47)	—	(1.70)	22.37	4.38	[2,3,5]	0.90	[4]	0.90		0.87	75	67
12-31-2006	21.70	0.20	[1]	3.08	3.28	(0.10)	(1.81)	—	(1.91)	23.07	15.93	[2,3]	0.96	[4]	0.96		0.90	87	61	[6]
12-31-2005	18.79	0.10	[1]	2.81	2.91	—	—	—	—	21.70	15.49		0.97		0.97		0.50	10	105
SERIES II
12-31-2009	14.02	0.17	[1]	1.27	1.44	(0.20)	—	—	(0.20)	15.26	10.36	[2,3]	1.10	[4]	1.10		1.23	24	177
12-31-2008	22.29	0.18	[1]	(8.20)	(8.02)	(0.25)	—	—	(0.25)	14.02	(36.02)[2,3]		1.11	[4]	1.10		0.97	24	107
12-31-2007	22.96	0.16	[1]	0.80	0.96	(0.16)	(1.47)	—	(1.63)	22.29	4.18	[2,3,5]	1.10	[4]	1.10		0.68	48	67
12-31-2006	21.60	0.11	[1]	3.12	3.23	(0.06)	(1.81)	—	(1.87)	22.96	15.75	[2,3]	1.14	[4]	1.14		0.52	63	61	[6]
12-31-2005	18.74	0.08	[1]	2.78	2.86	—	—	—	—	21.60	15.26		1.18		1.18		0.39	90	105
SERIES NAV
12-31-2009	14.05	0.20	[1]	1.29	1.49	(0.24)	—	—	(0.24)	15.30	10.70	[2,3]	0.85	[4]	0.85		1.46	319	177
12-31-2008	22.38	0.23	[1]	(8.25)	(8.02)	(0.31)	—	—	(0.31)	14.05	(35.89)[2,3]		0.86	[4]	0.85		1.22	242	107
12-31-2007	23.09	0.22	[1]	0.80	1.02	(0.26)	(1.47)	—	(1.73)	22.38	4.45	[2,3,5]	0.85	[4]	0.85		0.93	506	67
12-31-2006	21.71	0.19	[1]	3.11	3.30	(0.11)	(1.81)	—	(1.92)	23.09	16.03	[2,3]	0.89	[4]	0.89		0.86	386	61	[6]
12-31-2005[7]	19.80	0.10	[1]	1.81	1.91	—	—	—	—	21.71	9.65	[2,8]	0.91	[9]	0.91	[9]	0.56 [9]	146	105
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Large Cap Value Series I									$0.01						4.33%
Large Cap Value Series II									0.01						4.14%
Large Cap Value Series NAV									0.01						4.40%

6. Excludes merger activity. 7. The inception date for Series NAV shares is 2-28-05. 8. Not annualized. 9. Annualized.

Mid Cap Stock Trust
SERIES I
12-31-2009	8.74	(0.01)[1]		2.75	2.74	—	—	—	—	11.48	31.35	[2]	0.94	[3]	0.94		(0.09)	203	196
12-31-2008	15.98	(0.02)[1]		(6.84)	(6.86)	—	(0.38)	—	(0.38)	8.74	(43.76)[2,4]		0.94	[3]	0.94		(0.12)	186	130	[12]
12-31-2007	16.97	(0.03)[1]		3.63	3.60	—	(4.59)	—	(4.59)	15.98	23.57	[2,4,5]	0.94	[3]	0.93		(0.20)	355	133
12-31-2006	15.57	—	[1,6]	2.07	2.07	—	(0.67)	—	(0.67)	16.97	13.55	[2,4,7]	0.93	[3]	0.93		— [8]	361	123
12-31-2005	14.13	(0.04)[1]		1.99	1.95	—	(0.51)	—	(0.51)	15.57	14.57	[4]	0.97		0.97		(0.31)	383	196	[12]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Stock Trust (continued)
SERIES II
12-31-2009	8.59	(0.03)[1]		2.71	2.68	—	—	—	—	11.27	31.20	[2]	1.14	[3]	1.14		(0.30)	124	196
12-31-2008	15.76	(0.04)[1]		(6.75)	(6.79)	—	(0.38)	—	(0.38)	8.59	(43.93)[2,4]		1.14	[3]	1.14		(0.32)	107	130	[12]
12-31-2007	16.82	(0.07)[1]		3.60	3.53	—	(4.59)	—	(4.59)	15.76	23.35	[2,4,5]	1.14	[3]	1.13		(0.40)	206	133
12-31-2006	15.47	(0.03)[1]		2.05	2.02	—	(0.67)	—	(0.67)	16.82	13.31	[2,4,7]	1.13	[3]	1.13		(0.18)	183	123
12-31-2005	14.06	(0.07)[1]		1.99	1.92	—	(0.51)	—	(0.51)	15.47	14.42	[4]	1.17		1.17		(0.52)	178	196	[12]
SERIES NAV
12-31-2009	8.77	—	[1,6]	2.76	2.76	—	—	—	—	11.53	31.47	[2]	0.89	[3]	0.89		(0.05)	440	196
12-31-2008	16.03	(0.01)[1]		(6.87)	(6.88)	—	(0.38)	—	(0.38)	8.77	(43.75)[2,4]		0.89	[3]	0.89		(0.07)	296	130	[12]
12-31-2007	17.01	(0.02)[1]		3.63	3.61	— [6]	(4.59)	—	(4.59)	16.03	23.59	[2,4,5]	0.89	[3]	0.88		(0.13)	702	133
12-31-2006	15.59	0.02	[1]	2.07	2.09	—	(0.67)	—	(0.67)	17.01	13.66	[2,4,7]	0.88	[3]	0.88		0.09	473	123
12-31-2005[9]	13.50	(0.02)[1]		2.62	2.60	—	(0.51)	—	(0.51)	15.59	20.07	[4,10]	0.91	[11]	0.91	[11]	(0.21)[11]	399	196	[12]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Does not take into consideration expense reductions during the periods shown. 4. Assumes dividend reinvestment (if applicable). 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio									Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Mid Cap Stock Series I									$0.01						23.49%
Mid Cap Stock Series II									0.01						23.27%
Mid Cap Stock Series NAV									0.01						23.51%

6. Less than $0.01 per share. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. Less than 0.01%. 9. Series NAV shares began operations on 2-28-05. 10. Not annualized. 11. Annualized. 12. Excludes merger activity.

Mid Cap Value Equity Trust
SERIES NAV
12-31-2009	7.48	0.12	[1]	2.82	2.94	(0.09)	(0.21)	—	(0.30)	10.12	40.42	[2,4]	0.95	[3]	0.95		1.39	136	63
12-31-2008	13.91	0.11	[1]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)[2,4]		1.01	[3]	1.01		0.92	47	51
12-31-2007	13.07	0.15	[1]	1.25	1.40	(0.18)	(0.38)	—	(0.56)	13.91	10.72	[2,4]	0.92	[3]	0.92		1.03	146	30
12-31-2006[5]	12.50	0.09	[1]	0.48	0.57	—	—	—	—	13.07	4.56	[2,6]	0.99	[3,7]	0.99	[7]	1.07 [7]	112	25
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Does not take into consideration expense reductions during the periods shown. 4. Assumes dividend reinvestment (if applicable). 5. Series NAV shares began operations on 4-28-06. 6. Not annualized. 7. Annualized.

Mid Value Trust
SERIES I
12-31-2009	6.74	0.06	[1]	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	[2,3]	1.06	[4]	1.02		0.76	260	89	[5]
12-31-2008	10.69	0.13	[1]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)[2,3]		1.13	[4]	1.08		1.56	33	85
12-31-2007	13.67	0.22	[1]	(0.11)	0.11	(0.28)	(2.81)	—	(3.09)	10.69	0.51	[2,3]	1.09	[4]	1.04		1.70	11	69
12-31-2006	12.36	0.09	[1]	2.27	2.36	(0.03)	(1.02)	—	(1.05)	13.67	20.31	[2,3]	1.10	[4]	1.06		0.72	6	59
12-31-2005[6]	11.05	0.06	[1]	1.42	1.48	—	(0.17)	—	(0.17)	12.36	13.49	[2,3,7]	1.19	[4,8]	1.17	[8]	0.66 [8]	1	47
SERIES II
12-31-2009	6.74	0.04	[1]	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	[2,3]	1.26	[4]	1.22		0.52	105	89	[5]
12-31-2008	10.68	0.08	[1]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)[2,3]		1.33	[4]	1.28		0.91	8	85
12-31-2007	13.64	0.21	[1]	(0.12)	0.09	(0.24)	(2.81)	—	(3.05)	10.68	0.31	[2,3]	1.29	[4]	1.24		1.60	16	69
12-31-2006	12.34	0.06	[1]	2.27	2.33	(0.01)	(1.02)	—	(1.03)	13.64	20.05	[2,3]	1.30	[4]	1.27		0.49	17	59
12-31-2005[6]	11.05	0.03	[1]	1.43	1.46	—	(0.17)	—	(0.17)	12.34	13.30	[2,3,7]	1.37	[4,8]	1.35	[8]	0.38 [8]	5	47

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value Trust (continued)
SERIES NAV
12-31-2009	6.72	0.07	[1]	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	[2,3]	1.01	[4]	0.97		0.88		375	89	[5]
12-31-2008	10.67	0.11	[1]	(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)[2,3]		1.08	[4]	1.03		1.16		75	85
12-31-2007	13.65	0.24	[1]	(0.11)	0.13	(0.30)	(2.81)	—	(3.11)	10.67	0.60	[2,3]	1.04	[4]	0.99		1.87		159	69
12-31-2006	12.35	0.09	[1]	2.27	2.36	(0.04)	(1.02)	—	(1.06)	13.65	20.34	[2,3]	1.06	[4]	1.03		0.70		167	59
12-31-2005[9]	11.67	0.05	[1]	0.81	0.86	(0.01)	(0.17)	—	(0.18)	12.35	7.39	[2,3]	1.10	[4]	1.08		0.40		162	47
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. The inception date for Series I and Series II shares is 4-29-05. 7. Not annualized. 8. Annualized. 9. Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.

Mutual Shares Trust
SERIES I
12-31-2009	7.33	0.12	[1]	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	[2,3]	1.08	[6]	1.08		1.45		123	78
12-31-2008[4]	10.91	0.11	[1]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[2,3,5]		1.13	[6,7]	1.11	[7]	1.38	[7]	18	44
SERIES NAV
12-31-2009	7.33	0.13	[1]	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	[2,3]	1.03	[6]	1.03		1.72		468	78
12-31-2008	11.95	0.16	[1]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)[2,3]		1.07	[6]	1.06		1.67		373	44
12-31-2007[8]	12.50	0.12	[1]	(0.67)	(0.55)	—	—	—	—	11.95	(4.40)[3,5]		1.22	[6,7]	1.06	[7]	1.52	[7]	379	48
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Series I shares is 1-28-08. 5. Not annualized. 6. Does not take into consideration expense reductions during the periods shown. 7. Annualized. 8. The inception date for Series NAV shares is 5-1-07.

Natural Resources Trust
SERIES I
12-31-2009	13.43	0.07	[1]	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	[2,3]	1.08	[4]	1.08		0.73		17	96
12-31-2008	28.81	0.16	[1]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)[2,3]		1.13	[4]	1.13		0.66		14	24
12-31-2007	31.83	0.17	[1]	11.67	11.84	(0.42)	(14.44)	—	(14.86)	28.81	40.68	[2,3,5]	1.13	[4]	1.13		0.47		35	35
12-31-2006	31.50	0.32	[1]	6.47	6.79	(0.19)	(6.27)	—	(6.46)	31.83	22.30	[2,3]	1.11	[4]	1.11		1.02		19	28
12-31-2005	21.96	0.13	[1]	9.97	10.10	—	(0.56)	—	(0.56)	31.50	46.77	[2]	1.11		1.11		0.52		15	38
SERIES II
12-31-2009	13.33	0.05	[1]	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	[2,3]	1.26	[4]	1.26		0.50		188	96
12-31-2008	28.54	0.11	[1]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)[2,3]		1.33	[4]	1.33		0.43		112	24
12-31-2007	31.59	0.09	[1]	11.60	11.69	(0.30)	(14.44)	—	(14.74)	28.54	40.44	[2,3,5]	1.33	[4]	1.33		0.27		302	35
12-31-2006	31.32	0.26	[1]	6.42	6.68	(0.14)	(6.27)	—	(6.41)	31.59	22.03	[2,3]	1.31	[4]	1.31		0.83		237	28
12-31-2005	21.89	0.10	[1]	9.89	9.99	—	(0.56)	—	(0.56)	31.32	46.42	[2]	1.32		1.32		0.39		204	38
SERIES NAV
12-31-2009	13.33	0.06	[1]	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	[2,3]	1.09	[4]	1.09		0.62		73	96
12-31-2008	28.63	0.17	[1]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)[2,3]		1.08	[4]	1.08		0.71		244	24
12-31-2007	31.70	0.19	[1]	11.63	11.82	(0.45)	(14.44)	—	(14.89)	28.63	40.81	[2,3,5]	1.08	[4]	1.08		0.54		808	35
12-31-2006	31.40	0.31	[1]	6.46	6.77	(0.20)	(6.27)	—	(6.47)	31.70	22.31	[2,3]	1.06	[4]	1.06		1.02		826	28
12-31-2005[6]	25.42	0.17	[1]	6.46	6.63	(0.09)	(0.56)	—	(0.65)	31.40	26.89	[2,7]	1.06	[8]	1.06	[8]	0.75	[8]	496	38
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Natural Resources Series I							—[9]						40.68%
Natural Resources Series II							—[9]						40.44%
Natural Resources Series NAV							—[9]						40.81%

6. The inception date for Series NAV shares is 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Optimized All Cap Trust
SERIES I
12-31-2009	8.61	0.12	[1]	2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	[2,3]	0.75	[4]	0.75		1.26		133		153
12-31-2008	15.35	0.18	[1]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)[2,3]		0.79	[4]	0.79		1.42		127		151
12-31-2007	17.36	0.22	[1]	0.41	0.63	(0.21)	(2.43)	—	(2.64)	15.35	3.78	[2,3,5]	0.80	[4]	0.80		1.26		271		159
12-31-2006	16.55	0.15	[1]	2.28	2.43	(0.17)	(1.45)	—	(1.62)	17.36	15.17	[2,3]	0.81	[4]	0.81		0.91		301		141
12-31-2005	16.64	0.13	[1]	1.27	1.40	(0.14)	(1.35)	—	(1.49)	16.55	8.58	[2]	0.82		0.82		0.77		300		133
SERIES II
12-31-2009	8.61	0.10	[1]	2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	[2,3]	0.95	[4]	0.95		1.06		69		153
12-31-2008	15.32	0.15	[1]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)[2,3]		0.99	[4]	0.99		1.21		63		151
12-31-2007	17.33	0.17	[1]	0.42	0.59	(0.17)	(2.43)	—	(2.60)	15.32	3.57	[2,3,5]	1.00	[4]	1.00		0.97		132		159
12-31-2006	16.53	0.12	[1]	2.26	2.38	(0.13)	(1.45)	—	(1.58)	17.33	14.91	[2,3]	1.01	[4]	1.01		0.71		6		141
12-31-2005	16.63	0.10	[1]	1.27	1.37	(0.12)	(1.35)	—	(1.47)	16.53	8.36	[2]	1.02		1.02		0.58		6		133
SERIES NAV
12-31-2009	8.64	0.12	[1]	2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	[2,3]	0.70	[4]	0.70		1.31		1,100		153
12-31-2008	15.41	0.19	[1]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)[2,3]		0.74	[4]	0.74		1.62		958		151
12-31-2007	17.41	0.24	[1]	0.41	0.65	(0.22)	(2.43)	—	(2.65)	15.41	3.88	[2,3,5]	0.75	[4]	0.75		1.35		1		159
12-31-2006	16.59	0.16	[1]	2.29	2.45	(0.18)	(1.45)	—	(1.63)	17.41	15.24	[2,3]	0.76	[4]	0.76		0.92		—	[6]	141
12-31-2005[7]	15.38	0.11	[1]	2.26	2.37	(0.16)	(1.00)	—	(1.16)	16.59	15.35	[2,8]	0.78	[9]	0.78	[9]	0.78	[9]	—	[6]	133
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Optimized All Cap Series I							—[10]						3.78%
Optimized All Cap Series II							—[10]						3.57%
Optimized All Cap Series NAV							—[10]						3.88%

6. Less than $500,000. 7. The inception date for Series NAV shares is 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $0.005 per share.

Optimized Value Trust
SERIES I
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	[2,3]	0.78	[4]	0.78		1.69		1		154
12-31-2008	12.77	0.20	[1]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)[2,3]		0.75	[4]	0.75		1.74		—	[5]	176
12-31-2007	15.24	0.25	[1]	(0.96)	(0.71)	(0.31)	(1.45)	—	(1.76)	12.77	(5.13)[2,3]		0.74	[4]	0.74		1.72		1		159
12-31-2006	15.16	0.23	[1]	2.55	2.78	(0.28)	(2.42)	—	(2.70)	15.24	21.09	[2,3]	0.78	[4]	0.78		1.59		1		155
12-31-2005	14.67	0.17	[1]	1.11	1.28	(0.08)	(0.71)	—	(0.79)	15.16	9.19	[2]	0.80		0.80		1.23		1		225
SERIES II
12-31-2009	7.28	0.11	[1]	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	[2,3]	0.98	[4]	0.98		1.50		14		154
12-31-2008	12.83	0.18	[1]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)[2,3]		0.95	[4]	0.95		1.65		13		176
12-31-2007	15.28	0.20	[1]	(0.95)	(0.75)	(0.25)	(1.45)	—	(1.70)	12.83	(5.33)[2,3]		0.94	[4]	0.94		1.34		27		159
12-31-2006	15.18	0.20	[1]	2.57	2.77	(0.25)	(2.42)	—	(2.67)	15.28	20.97	[2,3]	0.98	[4]	0.98		1.37		5		155
12-31-2005	14.66	0.11	[1]	1.12	1.23	—	(0.71)	—	(0.71)	15.18	8.82	[2]	1.00		1.00		0.78		3		225
SERIES NAV
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	[2,3]	0.73	[4]	0.73		1.78		260		154
12-31-2008	12.77	0.21	[1]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)[2,3]		0.70	[4]	0.70		1.91		331		176
12-31-2007	15.25	0.25	[1]	(0.96)	(0.71)	(0.32)	(1.45)	—	(1.77)	12.77	(5.10)[2,3]		0.69	[4]	0.69		1.72		802		159
12-31-2006	15.15	0.23	[1]	2.57	2.80	(0.28)	(2.42)	—	(2.70)	15.25	21.29	[2,3]	0.73	[4]	0.73		1.62		513		155
12-31-2005[6]	14.94	0.18	[1]	0.83	1.01	(0.09)	(0.71)	—	(0.80)	15.15	7.26	[2,7]	0.76	[8]	0.76	[8]	1.50	[8]	191		225
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $500,000. 6. The inception date for Series NAV is 2-28-05. 7. Not annualized. 8. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Overseas Equity Trust
SERIES II
12-31-2009	7.46	0.09	[1]	2.17	2.26	(0.16)	—	—	(0.16)	9.56	30.45	[2,3]	1.35	[4]	1.35		1.08		4	97
12-31-2008	13.98	0.22	[1]	(5.85)	(5.63)	(0.20)	(0.69)	—	(0.89)	7.46	(42.19)[2,3]		1.42	[4]	1.42		1.97		3	90
12-31-2007	14.40	0.15	[1]	1.53	1.68	(0.30)	(1.80)	—	(2.10)	13.98	12.21	[2,3]	1.36	[4]	1.36		1.00		8	69
12-31-2006	12.51	0.16	[1]	2.24	2.40	(0.06)	(0.45)	—	(0.51)	14.40	19.64	[2,3,5]	1.40	[4]	1.40		1.23		8	32
12-31-2005[6]	10.47	(0.02)[1]		2.32	2.30	—	(0.26)	—	(0.26)	12.51	22.17	[2,7]	1.87	[8]	1.87	[8]	(0.24)[8]		5	34
SERIES NAV
12-31-2009	7.41	0.10	[1]	2.17	2.27	(0.18)	—	—	(0.18)	9.50	30.83	[2,3]	1.10	[4]	1.10		1.24		153	97
12-31-2008	13.91	0.24	[1]	(5.82)	(5.58)	(0.23)	(0.69)	—	(0.92)	7.41	(42.05)[2,3]		1.17	[4]	1.17		2.19		294	90
12-31-2007	14.36	0.19	[1]	1.52	1.71	(0.36)	(1.80)	—	(2.16)	13.91	12.53	[2,3]	1.11	[4]	1.11		1.24		579	69
12-31-2006	12.51	0.19	[1]	2.23	2.42	(0.12)	(0.45)	—	(0.57)	14.36	19.86	[2,3,5]	1.13	[4]	1.13		1.44		511	32
12-31-2005[9]	10.87	0.14	[1]	1.82	1.96	(0.06)	(0.26)	—	(0.32)	12.51	18.31	[2]	1.33		1.33		1.22		244	34
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to Series II and Series NAV of $28,883 and $1,943,168, respectively. Excluding this payment, total returns would have been 19.14% and 19.44% for Series II and Series NAV, respectively. 6. The inception date for Series II shares is on 4-29-05. 7. Not annualized. 8. Annualized. 9. Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.

Pacific Rim Trust
SERIES I
12-31-2009	6.00	0.08	[1]	1.83	1.91	(0.07)	—	—	(0.07)	7.84	32.10	[2,3]	0.96	[4]	0.96		1.17		66	93
12-31-2008	10.46	0.15	[1]	(4.25)	(4.10)	(0.15)	(0.21)	—	(0.36)	6.00	(39.91)[2,3]		1.25	[4]	1.25		1.73		56	61
12-31-2007	13.04	0.12	[1]	0.95	1.07	(0.24)	(3.41)	—	(3.65)	10.46	9.14	[2,3]	1.12	[4]	1.11		0.93		114	89
12-31-2006	11.84	0.10	[1]	1.21	1.31	(0.11)	—	—	(0.11)	13.04	11.05	[2,3]	1.06	[4]	1.06		0.80		124	46
12-31-2005	9.50	0.11	[1]	2.31	2.42	(0.08)	—	—	(0.08)	11.84	25.75	[2]	1.09		1.09		1.12		118	26
SERIES II
12-31-2009	5.99	0.06	[1]	1.83	1.89	(0.06)	—	—	(0.06)	7.82	31.73	[2,3]	1.16	[4]	1.16		0.97		24	93
12-31-2008	10.43	0.13	[1]	(4.24)	(4.11)	(0.12)	(0.21)	—	(0.33)	5.99	(40.04)[2,3]		1.45	[4]	1.45		1.57		17	61
12-31-2007	12.99	0.09	[1]	0.96	1.05	(0.20)	(3.41)	—	(3.61)	10.43	8.95	[2,3]	1.32	[4]	1.31		0.71		44	89
12-31-2006	11.79	0.07	[1]	1.22	1.29	(0.09)	—	—	(0.09)	12.99	10.92	[2,3]	1.26	[4]	1.26		0.60		44	46
12-31-2005	9.47	0.09	[1]	2.30	2.39	(0.07)	—	—	(0.07)	11.79	25.42	[2]	1.29		1.29		0.87		51	26
SERIES NAV
12-31-2009	6.03	0.08	[1]	1.85	1.93	(0.08)	—	—	(0.08)	7.88	32.17	[2,3]	0.91	[4]	0.91		1.21		9	93
12-31-2008	10.53	0.15	[1]	(4.29)	(4.14)	(0.15)	(0.21)	—	(0.36)	6.03	(39.98)[2,3]		1.20	[4]	1.20		1.72		7	61
12-31-2007	13.10	0.13	[1]	0.97	1.10	(0.26)	(3.41)	—	(3.67)	10.53	9.29	[2,3]	1.07	[4]	1.06		0.97		9	89
12-31-2006	11.88	0.11	[1]	1.22	1.33	(0.11)	—	—	(0.11)	13.10	11.21	[2,3]	1.01	[4]	1.01		0.89		7	46
12-31-2005[5]	9.36	0.06	[1]	2.46	2.52	—	—	—	—	11.88	26.92	[6]	1.05	[7]	1.05	[7]	0.82	[7]	6	26
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 4-29-05. 6. Not annualized. 7. Annualized.

Real Estate Securities Trust
SERIES I
12-31-2009	7.10	0.22	[1]	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	[2,3]	0.79	[4]	0.79		3.17		94	148
12-31-2008	12.40	0.27	[1]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)[2,3]		0.80	[4]	0.80		2.45		89	84
12-31-2007	27.64	0.35	[1]	(3.13)	(2.78)	(0.63)	(11.83)	—	(12.46)	12.40	(15.61)[2,3]		0.78	[4]	0.78		1.68		188	77
12-31-2006	24.87	0.62	[1]	7.42	8.04	(0.50)	(4.77)	—	(5.27)	27.64	38.10	[2,3,5]	0.78	[4]	0.78		2.48		313	67
12-31-2005	26.81	0.79	[1]	1.61	2.40	(0.55)	(3.79)	—	(4.34)	24.87	11.85	[2]	0.81		0.81		3.31		265	92	[6]
SERIES II
12-31-2009	7.11	0.20	[1]	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	[2,3]	0.99	[4]	0.99		2.93		71	148
12-31-2008	12.40	0.25	[1]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)[2,3]		1.00	[4]	1.00		2.26		61	84
12-31-2007	27.59	0.32	[1]	(3.14)	(2.82)	(0.54)	(11.83)	—	(12.37)	12.40	(15.77)[2,3]		0.98	[4]	0.98		1.55		123	77
12-31-2006	24.84	0.57	[1]	7.41	7.98	(0.46)	(4.77)	—	(5.23)	27.59	37.82	[2,3,5]	0.98	[4]	0.98		2.30		169	67
12-31-2005	26.69	0.71	[1]	1.65	2.36	(0.42)	(3.79)	—	(4.21)	24.84	11.65	[2]	1.00		1.00		2.92		131	92	[6]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Real Estate Securities Trust (continued)
SERIES NAV
12-31-2009	7.06	0.22 [1]	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	[2,3]	0.74	[4]	0.74		3.21	177		148
12-31-2008	12.34	0.28 [1]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)[2,3]		0.75	[4]	0.75		2.52	153		84
12-31-2007	27.58	0.37 [1]	(3.13)	(2.76)	(0.65)	(11.83)	—	(12.48)	12.34	(15.56)[2,3]		0.73	[4]	0.73		1.79	301		77
12-31-2006	24.83	0.59 [1]	7.44	8.03	(0.51)	(4.77)	—	(5.28)	27.58	38.17	[2,3,5]	0.73	[4]	0.73		2.31	437		67
12-31-2005[7]	25.30	0.78 [1]	3.14	3.92	(0.60)	(3.79)	—	(4.39)	24.83	18.62	[2,8]	0.75	[9]	0.75	[9]	3.87 [9]	828		92	[6]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Excludes merger activity. 7. The inception date for Series NAV shares is 2-28-05. 8. Not annualized. 9. Annualized.

Science and Technology Trust
SERIES I
12-31-2009	8.25	(0.01)[1]	5.33	5.32	—	—	—	—	13.57	64.48	[2]	1.15	[3]	1.12		(0.13)	321		155
12-31-2008	14.85	(0.03)[1]	(6.57)	(6.60)	—	—	—	—	8.25	(44.44)[2]		1.20	[3]	1.18		(0.21)	151		132
12-31-2007	12.42	(0.06)[1]	2.49	2.43	—	—	—	—	14.85	19.57	[2,4]	1.19	[3]	1.16		(0.40)	338		128
12-31-2006	11.77	(0.06)[1]	0.71	0.65	—	—	—	—	12.42	5.52	[2]	1.18	[3]	1.16		(0.48)	347		194
12-31-2005	11.53	(0.07)[1]	0.31	0.24	—	—	—	—	11.77	2.08	[2]	1.17	[3]	1.14		(0.59)	403		54
SERIES II
12-31-2009	8.16	(0.04)[1]	5.29	5.25	—	—	—	—	13.41	64.34	[2]	1.35	[3]	1.32		(0.33)	57		155
12-31-2008	14.73	(0.05)[1]	(6.52)	(6.57)	—	—	—	—	8.16	(44.60)[2]		1.40	[3]	1.38		(0.41)	30		132
12-31-2007	12.35	(0.08)[1]	2.46	2.38	—	—	—	—	14.73	19.27	[2,4]	1.39	[3]	1.36		(0.60)	70		128
12-31-2006	11.72	(0.08)[1]	0.71	0.63	—	—	—	—	12.35	5.38	[2]	1.39	[3]	1.36		(0.68)	61		194
12-31-2005	11.51	(0.09)[1]	0.30	0.21	—	—	—	—	11.72	1.82	[2]	1.37	[3]	1.34		(0.79)	62		54
SERIES NAV
12-31-2009	8.27	(0.01)[1]	5.35	5.34	—	—	—	—	13.61	64.57	[2]	1.10	[3]	1.07		(0.07)	7		155
12-31-2008	14.88	(0.02)[1]	(6.59)	(6.61)	—	—	—	—	8.27	(44.42)[2]		1.15	[3]	1.13		(0.16)	3		132
12-31-2007	12.44	(0.05)[1]	2.49	2.44	—	—	—	—	14.88	19.61	[2,4]	1.14	[3]	1.11		(0.34)	4		128
12-31-2006	11.78	(0.04)[1]	0.70	0.66	—	—	—	—	12.44	5.60	[2]	1.15	[3]	1.12		(0.51)	1		194
12-31-2005[5]	10.45	(0.05)[1]	1.38	1.33	—	—	—	—	11.78	12.73	[2,6]	1.13	[3,7]	1.10	[7]	(0.58)[7]	—	[8]	54
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Does not take into consideration expense reductions during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Science & Technology Series I						$0.02						19.40%
Science & Technology Series II						0.01						19.19%
Science & Technology Series NAV						0.01						19.53%

5. The inception date for Series NAV shares is 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

Small Cap Growth Trust
SERIES I
12-31-2009	6.16	(0.04)[1]	2.17	2.13	—	—	—	—	8.29	34.58	[2,3]	1.15	[4]	1.15		(0.54)	55		216
12-31-2008	10.33	(0.02)[1]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)[2,3]		1.19	[4]	1.19		(0.28)	31		191	[5]
12-31-2007	11.53	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.33	13.99	[2,3,6]	1.18	[4]	1.17		(0.20)	29		104
12-31-2006	10.16	(0.08)[1]	1.45	1.37	—	—	—	—	11.53	13.48	[3,7]	1.22	[4]	1.22		(0.73)	23		162
12-31-2005[8]	8.06	(0.06)[1]	2.38	2.32	—	(0.22)	—	(0.22)	10.16	29.00	[2,9]	1.23	[10]	1.23	[10]	(0.90)[10]	1		140
SERIES II
12-31-2009	6.10	(0.05)[1]	2.15	2.10	—	—	—	—	8.20	34.43	[2,3]	1.35	[4]	1.35		(0.74)	33		216
12-31-2008	10.25	(0.04)[1]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)[2,3]		1.39	[4]	1.39		(0.47)	27		191	[5]
12-31-2007	11.48	(0.05)[1]	1.46	1.41	—	(2.64)	—	(2.64)	10.25	13.77	[2,3,6]	1.38	[4]	1.37		(0.41)	40		104
12-31-2006	10.14	(0.10)[1]	1.44	1.34	—	—	—	—	11.48	13.21	[3,7]	1.40	[4]	1.40		(0.95)	31		162
12-31-2005[8]	8.06	(0.07)[1]	2.37	2.30	—	(0.22)	—	(0.22)	10.14	28.75	[2,9]	1.41	[10]	1.41	[10]	(1.07)[10]	19		140

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust (continued)
SERIES NAV
12-31-2009	6.18	(0.03)[1]		2.16	2.13	—	—	—	—	8.31	34.47	[2,3]	1.10	[4]	1.10		(0.49)	276	216
12-31-2008	10.34	(0.02)[1]		(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)[2,3]		1.14	[4]	1.14		(0.23)	181	191	[5]
12-31-2007	11.54	(0.02)[1]		1.46	1.44	—	(2.64)	—	(2.64)	10.34	13.98	[2,3,6]	1.13	[4]	1.12		(0.16)	245	104
12-31-2006	10.17	(0.08)[1]		1.45	1.37	—	—	—	—	11.54	13.47	[3,7]	1.15	[4]	1.14		(0.70)	241	162
12-31-2005[11]	8.87	(0.08)[1]		1.60	1.52	—	(0.22)	—	(0.22)	10.17	17.34	[2]	1.13		1.13		(0.84)	253	140
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Cap Growth Series I							—[12]						13.99%
Small Cap Growth Series II							—[12]						13.77%
Small Cap Growth Series NAV							—[12]						13.98%

7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. The inception date for Series I and Series II shares is 4-29-05. 9. Not annualized. 10. Annualized. 11. Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the John Hancock Small Growth Trust. Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of John Hancock Small Cap Growth Trust. 12. Less than $0.005 per share.

Small Cap Opportunities Trust
SERIES I
12-31-2009	11.28	(0.01)[1]		3.83	3.82	—	—	—	—	15.10	33.87	[3]	1.27	[4]	1.19		(0.08)	36	85
12-31-2008	20.65	0.17	[1]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)[2,3]		1.11	[4]	1.11		1.03	33	107
12-31-2007	24.40	0.30	[1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,3,5]		1.08	[4]	1.08		1.23	73	41
12-31-2006	22.82	0.29	[1]	2.09	2.38	(0.17)	(0.63)	—	(0.80)	24.40	10.45	[2,3]	1.07	[4]	1.07		1.23	110	36
12-31-2005	21.62	0.17	[1]	1.45	1.62	—	(0.42)	—	(0.42)	22.82	7.77	[2]	1.12		1.12		0.76	124	113
SERIES II
12-31-2009	11.25	(0.04)[1]		3.82	3.78	—	—	—	—	15.03	33.60	[3]	1.47	[4]	1.39		(0.28)	31	85
12-31-2008	20.57	0.14	[1]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)[2,3]		1.31	[4]	1.31		0.83	26	107
12-31-2007	24.26	0.25	[1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,3,5]		1.28	[4]	1.28		1.05	54	41
12-31-2006	22.71	0.24	[1]	2.07	2.31	(0.13)	(0.63)	—	(0.76)	24.26	10.19	[2,3]	1.27	[4]	1.27		1.03	76	36
12-31-2005	21.55	0.11	[1]	1.47	1.58	—	(0.42)	—	(0.42)	22.71	7.61	[2]	1.32		1.32		0.49	83	113
SERIES NAV
12-31-2009	11.20	—	[1,6]	3.81	3.81	—	—	—	—	15.01	34.02	[3]	1.22	[4]	1.14		— [6]	86	85
12-31-2008	20.53	0.17	[1]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)[2,3]		1.06	[4]	1.06		1.04	86	107
12-31-2007	24.28	0.32	[1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,3,5]		1.03	[4]	1.03		1.34	243	41
12-31-2006	22.72	0.32	[1]	2.05	2.37	(0.18)	(0.63)	—	(0.81)	24.28	10.47	[2,3]	1.02	[4]	1.02		1.39	272	36
12-31-2005[7]	21.40	0.18	[1]	1.67	1.85	(0.11)	(0.42)	—	(0.53)	22.72	8.98	[2,8]	1.06	[9]	1.06	[9]	1.00 [9]	183	113
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Cap Opportunities Series I							$0.01						–7.70%
Small Cap Opportunities Series II							0.02						–7.89%
Small Cap Opportunities Series NAV							0.01						–7.65%

6. Less than $0.005 per share. 7. The inception date of Series NAV shares is 2-28-05. 8. Not annualized. 9. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
SERIES I
12-31-2009	11.76	0.09	[1]	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	[2,4]	1.16	[3]	1.16		0.73	137	46
12-31-2008	16.20	0.16	[1]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)[2,4]		1.17	[3]	1.17		1.08	96	42
12-31-2007	20.58	0.18	[1]	(0.59)	(0.41)	(0.18)	(3.79)	—	(3.97)	16.20	(2.93)[2,4]		1.16	[3]	1.16		0.92	117	46	[5]
12-31-2006	20.94	0.17	[1]	3.36	3.53	(0.01)	(3.88)	—	(3.89)	20.58	19.26	[2,4,6]	1.19	[3]	1.19		0.88	74	49
12-31-2005[7]	18.45	0.04	[1]	2.68	2.72	—	(0.23)	—	(0.23)	20.94	14.78	[2,8]	1.18	[9]	1.18	[9]	0.27 [9]	1	68
SERIES II
12-31-2009	11.73	0.06	[1]	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	[2,4]	1.36	[3]	1.36		0.51	40	46
12-31-2008	16.16	0.13	[1]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)[2,4]		1.37	[3]	1.37		0.87	48	42
12-31-2007	20.50	0.12	[1]	(0.56)	(0.44)	(0.11)	(3.79)	—	(3.90)	16.16	(3.08)[2,4]		1.36	[3]	1.36		0.63	69	46	[5]
12-31-2006	20.90	0.09	[1]	3.39	3.48	—	(3.88)	—	(3.88)	20.50	19.03	[2,4,6]	1.37	[3]	1.37		0.48	69	49
12-31-2005[7]	18.45	—	[1,10]	2.68	2.68	—	(0.23)	—	(0.23)	20.90	14.56	[2,8]	1.38	[9]	1.38	[9]	0.01 [9]	34	68
SERIES NAV
12-31-2009	11.73	0.10	[1]	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	2.4	1.11	[3]	1.11		0.77	287	46
12-31-2008	16.18	0.16	[1]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)[2,4]		1.12	[3]	1.12		1.10	134	42
12-31-2007	20.57	0.17	[1]	(0.57)	(0.40)	(0.20)	(3.79)	—	(3.99)	16.18	(2.86)[2,4]		1.11	[3]	1.11		0.87	237	46	[5]
12-31-2006	20.94	0.13	[1]	3.40	3.53	(0.02)	(3.88)	—	(3.90)	20.57	19.32	[2,4,6]	1.11	[3]	1.11		0.67	278	49
12-31-2005[11]	19.42	0.05	[1]	1.73	1.78	(0.03)	(0.23)	—	(0.26)	20.94	9.21	[2]	1.10		1.10		0.25	265	68
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Does not take into consideration expense reductions during the periods shown. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Excludes merger activity. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. The inception date for Series I and Series II shares is 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $0.005 per share. 11. Effective 4-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Value Trust. Additionally, the accounting and performance history of the former VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value Trust.

Small Company Growth Trust
SERIES NAV
12-31-2009	9.54	(0.02)[1,8]		2.96	2.94	—	—	—	—	12.48	30.82	[2,3]	1.13	[4]	1.13		(0.21)[8]	103	103
12-31-2008	15.81	(0.05)[1]		(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)[2,3]		1.13	[4]	1.13		(0.41)	138	40
12-31-2007	15.11	(0.09)[1]		1.64	1.55	—	(0.85)	—	(0.85)	15.81	10.34	[2,3]	1.08	[4]	1.08		(0.57)	268	37
12-31-2006	13.29	(0.10)[1]		1.94	1.84	—	(0.02)	—	(0.02)	15.11	13.83	[2,3]	1.11	[4]	1.11		(0.68)	106	49
12-31-2005[5]	12.50	(0.02)[1]		0.81	0.79	—	—	—	—	13.29	6.32	[6]	1.13	[7]	1.13	[7]	(0.76)[7]	58	7
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 10-24-05. 6. Not annualized. 7. Annualized. 8 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to the following amounts:

Portfolio							Series			Per share				Percentage of average net assets
Small Company Growth Trust							NAV			$0.02				0.23%

Small Company Value Trust
SERIES I
12-31-2009	12.97	0.08	[1]	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	[2,4]	1.13	[5]	1.08		0.63	109	49	[3]
12-31-2008	18.24	0.08	[1]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)[2,4]		1.13	[5]	1.08		0.48	108	30
12-31-2007	21.89	0.05	[1]	(0.23)	(0.18)	(0.03)	(3.44)	—	(3.47)	18.24	(1.20)[2,4,6]		1.11	[5]	1.06		0.23	200	18
12-31-2006	22.21	0.04	[1]	3.27	3.31	(0.02)	(3.61)	—	(3.63)	21.89	15.42	[2,4]	1.12	[5]	1.08		0.19	275	16
12-31-2005	21.18	0.03	[1]	1.40	1.43	(0.06)	(0.34)	—	(0.40)	22.21	6.93	[2,4]	1.12	[5]	1.10		0.13	291	12
SERIES II
12-31-2009	12.88	0.05	[1]	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	[2,4]	1.33	[5]	1.28		0.43	91	49	[3]
12-31-2008	18.11	0.05	[1]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)[2,4]		1.33	[5]	1.28		0.28	82	30
12-31-2007	21.76	0.01	[1]	(0.22)	(0.21)	—	(3.44)	—	(3.44)	18.11	(1.35)[2,4,6]		1.31	[5]	1.26		0.03	145	18
12-31-2006	22.13	—	[1,7]	3.24	3.24	—	(3.61)	—	(3.61)	21.76	15.16	[2,4]	1.32	[5]	1.28		(0.01)	195	16
12-31-2005	21.10	(0.01)[1]		1.39	1.38	(0.01)	(0.34)	—	(0.35)	22.13	6.73	[2,4]	1.32	[5]	1.30		(0.03)	199	12

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Value Trust (continued)
SERIES NAV
12-31-2009	12.94	0.08	[1]	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	[2,4]	1.08	[5]	1.03		0.68		205	49	[3]
12-31-2008	18.21	0.09	[1]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)[2,4]		1.08	[5]	1.03		0.58		283	30
12-31-2007	21.86	0.07	[1]	(0.23)	(0.16)	(0.05)	(3.44)	—	(3.49)	18.21	(1.14)[2,4,6]		1.06	[5]	1.01		0.35		294	18
12-31-2006	22.18	0.06	[1]	3.26	3.32	(0.03)	(3.61)	—	(3.64)	21.86	15.50	[2,4]	1.06	[5]	1.03		0.26		234	16
12-31-2005[8]	21.03	0.06	[1]	1.52	1.58	(0.09)	(0.34)	—	(0.43)	22.18	7.72	[2,4,9]	1.06	[5,10]	1.04	[10]	0.33	[10]	148	12
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Excludes merger activity. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Company Value Series I							—[9]						–1.20%
Small Company Value Series II							—[9]						–1.35%
Small Company Value Series NAV							—[9]						–1.14%

7. Less than $0.005 per share. 8. The inception date for Series NAV shares is 2-28-05. 9. Not annualized. 10. Annualized.

Smaller Company Growth Trust
SERIES I
12-31-2009[1]	13.59	—	[2,3]	0.71	0.71	—	—	—	—	14.30	5.22	[4,5]	1.12	[6,8]	1.01	[6]	(0.26)[6]		95	114	[7]
SERIES II
12-31-2009[1]	13.59	(0.01)[2]		0.71	0.70	—	—	—	—	14.29	5.15	[4,5]	1.32	[6,8]	1.21	[6]	(0.46)[6]		24	114	[7]
SERIES NAV
12-31-2009	10.61	(0.06)[2]		3.75	3.69	—	—	—	—	14.30	34.78	[4]	1.34	[8]	1.23		(0.51)		114	114	[7]
12-31-2008[1]	12.50	(0.01)[2]		(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[4,5]		1.30	[6,8]	1.18	[6]	(0.30)[6]		93	16
1. The inception dates for Series I, Series II and Series NAV shares are 11-16-09, 11-16-09 and 10-7-08, respectively. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. Does not take into consideration expense reductions during the periods shown.

U.S. Multi Sector Trust
SERIES NAV
12-31-2009	9.45	0.16	[1]	1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94	[2,3]	0.80	[4]	0.80		1.61		968	47
12-31-2008	13.38	0.16	[1]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)[2,3]		0.81	[4]	0.80		1.34		507	77
12-31-2007	14.00	0.18	[1]	0.15	0.33	(0.23)	(0.72)	—	(0.95)	13.38	2.38	[2,3]	0.80	[4]	0.79		1.24		1,702	65
12-31-2006	13.05	0.14	[1]	0.86	1.00	(0.02)	(0.03)	—	(0.05)	14.00	7.63	[2,3]	0.81	[4]	0.81		1.06		1,408	61
12-31-2005[5]	12.50	0.02	[1]	0.53	0.55	—	—	—	—	13.05	4.40	[6]	0.77	[7]	0.77	[7]	0.84	[7]	855	5
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 10-24-05. 6. Not annualized. 7. Annualized.

Utilities Trust
SERIES I
12-31-2009	8.16	0.35	[1,10]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64	[2,3]	0.95	[4]	0.95		3.94	[10]	114	96
12-31-2008	14.34	0.30	[1]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)[2,3]		1.02	[4]	1.02		2.49		94	68
12-31-2007	14.66	0.32	[1]	3.44	3.76	(0.31)	(3.77)	—	(4.08)	14.34	27.40	[2,5]	1.02		1.01		2.07		188	92
12-31-2006	13.18	0.29	[1]	3.25	3.54	(0.33)	(1.73)	—	(2.06)	14.66	31.00	[2,3]	1.00	[4]	1.00		2.24		134	98
12-31-2005	12.08	0.20	[1]	1.72	1.92	(0.06)	(0.76)	—	(0.82)	13.18	16.82	[2]	1.09		1.09		1.62		89	100
SERIES II
12-31-2009	8.11	0.33	[1,10]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34	[2,3]	1.15	[4]	1.15		3.75	[10]	34	96
12-31-2008	14.23	0.27	[1]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)[2,3]		1.22	[4]	1.22		2.23		30	68
12-31-2007	14.56	0.29	[1]	3.41	3.70	(0.26)	(3.77)	—	(4.03)	14.23	27.10	[2,5]	1.22		1.21		1.86		74	92
12-31-2006	13.10	0.27	[1]	3.23	3.50	(0.31)	(1.73)	—	(2.04)	14.56	30.77	[2,3]	1.20	[4]	1.20		2.08		66	98
12-31-2005	12.02	0.18	[1]	1.70	1.88	(0.04)	(0.76)	—	(0.80)	13.10	16.56	[2]	1.29		1.29		1.43		54	100

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Utilities Trust (continued)
SERIES NAV
12-31-2009	8.16	0.36	[1,10]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58	[2,3]	0.90	[4]	0.90		4.03	[10]	21	96
12-31-2008	14.32	0.31	[1]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)[2,3]		0.97	[4]	0.97		2.62		15	68
12-31-2007	14.65	0.32	[1]	3.45	3.77	(0.33)	(3.77)	—	(4.10)	14.32	27.43	[2,5]	0.97		0.96		2.04		25	92
12-31-2006	13.17	0.30	[1]	3.25	3.55	(0.34)	(1.73)	—	(2.07)	14.65	31.07	[2,3]	0.95	[4]	0.95		2.29		7	98
12-31-2005[6]	11.34	0.13	[1]	1.70	1.83	—	—	—	—	13.17	16.14	[7]	1.04	[8]	1.04	[8]	1.34	[8]	3	100
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Utilities Series I							$0.01						27.31%
Utilities Series II							—[9]						27.10%
Utilities Series NAV							—[9]						27.43%

6. The inception date for Series NAV shares is 4-29-05. 7. Not annualized. 8. Annualized. 9. Less than $0.005 per share. 10.  Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to the following amounts:

Portfolio							Series			Per share				Percentage of average net assets
Utilities Trust							I			$0.13				1.41%
Utilities Trust							II			0.12				1.41%
Utilities Trust							NAV			0.13				1.41%

Value Trust
SERIES I
12-31-2009	9.84	0.14	[1]	3.89	4.03	(0.15)	—	—	(0.15)	13.72	41.18	[2,3]	0.84	[4]	0.84		1.29		191	105
12-31-2008	17.36	0.16	[1]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)[2,3]		0.85	[4]	0.85		1.09		133	50
12-31-2007	22.72	0.18	[1]	1.54	1.72	(0.32)	(6.76)	—	(7.08)	17.36	8.22	[2,3,5]	0.83	[4]	0.83		0.80		273	73
12-31-2006	21.89	0.18	[1]	3.95	4.13	(0.09)	(3.21)	—	(3.30)	22.72	21.05	[2,3]	0.83	[4]	0.83		0.83		290	65
12-31-2005	19.57	0.08	[1]	2.36	2.44	(0.12)	—	—	(0.12)	21.89	12.56	[2]	0.86		0.86		0.39		263	67
SERIES II
12-31-2009	9.82	0.12	[1]	3.87	3.99	(0.13)	—	—	(0.13)	13.68	40.79	[2,3]	1.04	[4]	1.04		1.10		32	105
12-31-2008	17.29	0.13	[1]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)[2,3]		1.05	[4]	1.05		0.88		27	50
12-31-2007	22.62	0.13	[1]	1.54	1.67	(0.24)	(6.76)	—	(7.00)	17.29	8.00	[2,3,5]	1.03	[4]	1.03		0.60		56	73
12-31-2006	21.81	0.13	[1]	3.94	4.07	(0.05)	(3.21)	—	(3.26)	22.62	20.80	[2,3]	1.03	[4]	1.03		0.64		59	65
12-31-2005	19.50	0.04	[1]	2.36	2.40	(0.09)	—	—	(0.09)	21.81	12.35	[2]	1.06		1.06		0.20		46	67
SERIES NAV
12-31-2009	9.83	0.15	[1]	3.88	4.03	(0.16)	—	—	(0.16)	13.70	41.19	[2,3]	0.79	[4]	0.79		1.33		17	105
12-31-2008	17.35	0.17	[1]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)[2,3]		0.80	[4]	0.80		1.20		9	50
12-31-2007	22.72	0.19	[1]	1.54	1.73	(0.34)	(6.76)	—	(7.10)	17.35	8.26	[2,3,5]	0.78	[4]	0.78		0.86		11	73
12-31-2006	21.90	0.19	[1]	3.94	4.13	(0.10)	(3.21)	—	(3.31)	22.72	21.03	[2,3]	0.78	[4]	0.78		0.90		4	65
12-31-2005[6]	18.90	0.11	[1]	2.89	3.00	—	—	—	—	21.90	15.87	[7]	0.82	[8]	0.82	[8]	0.77	[8]	1	67
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Value Series I							$0.03						8.03%
Value Series II							0.03						7.82%
Value Series NAV							0.02						8.14%

6. The inception date for Series NAV shares is 4-29-05. 7. Not annualized. 8. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value & Restructuring Trust
SERIES NAV
12-31-2009	8.42	0.15	[2]	3.60	3.75	(0.18)	—	—	(0.18)	11.99	44.86	[3,4]	0.86	[5]	0.86		1.54	298	76
12-31-2008	16.13	0.19	[2]	(7.74)	(7.55)	(0.16)	—	—	(0.16)	8.42	(46.81)[3,4]		0.87	[5]	0.87		1.43	284	23
12-31-2007	15.14	0.23	[2,6]	1.36	1.59	(0.32)	(0.28)	—	(0.60)	16.13	10.56	[3,4]	0.86	[5]	0.85		1.40	444	22
12-31-2006	13.31	0.17	[2]	1.74	1.91	(0.04)	(0.04)	—	(0.08)	15.14	14.43	[3,4]	0.89	[5]	0.89		1.21	337	14
12-31-2005[1]	12.50	0.04	[2]	0.77	0.81	—	—	—	—	13.31	6.48	[7]	0.91	[8]	0.91	[8]	1.80 [8]	153	4
1. The inception date for Series NAV shares is 10-24-05. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6.  Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Porfolio							Series			Per Share				Percentange of average net assets
Value & Restructuring							NAV			$0.07				0.42%

7. Not annualized. 8. Annualized.

Vista Trust
SERIES NAV
12-31-2009	8.83	(0.03)[2]		1.88	1.85	—	(0.31)	—	(0.31)	10.37	21.64	[3,4]	0.96	[5]	0.96		(0.32)	134	206
12-31-2008	17.81	(0.07)[2]		(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)[3,4]		1.03	[5]	1.02		(0.50)	46	205
12-31-2007	14.26	(0.08)[2]		5.54	5.46	—	(1.91)	—	(1.91)	17.81	38.44	[3,4]	0.96	[5]	0.96		(0.49)	158	121
12-31-2006	13.12	(0.04)[2]		1.18	1.14	—	—	—	—	14.26	8.69	[4]	1.02	[5]	1.02		(0.30)	120	219
12-31-2005[1]	12.50	(0.01)[2]		0.63	0.62	—	—	—	—	13.12	4.96	[6]	1.00	[7]	1.00	[7]	(0.30)[7]	69	32
1. The inception date for Series NAV shares is 10-24-05. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Not annualized. 7. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Portfolios (the Portfolios) each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and fifteen separate investment Portfolios, sixty-three of which are covered by this report.

Each of the Portfolios, with the exception of Financial Services Trust, Global Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, Utilities Trust and U.S. Multi Sector Trust, is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust (collectively, the JHT Feeder Funds), American Fundamental Holding Trust, American Global Diversification Trust, Core Allocation Trust, Core Disciplined Diversification Trust, Core Diversified Growth & Income Trust (formerly, American Diversified Growth and Income Trust), Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust operate as “Fund of Funds”, investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Shares of the Portfolios are presently offered only to certain affiliates of the Adviser and Manulife Financial Corporation (MFC). The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The Shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Each Series represents an interest in the same portfolio of investments of each respective Portfolio and has equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each Series of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a series that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. The Lifestyle Portfolios are offered by John Hancock Trust and operate as a “fund of funds”, investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments.

At December 31, 2009, the adviser and affiliates owned shares of beneficial interest for the following Portfolios:

PORTFOLIO	SHARES AS OF 12/31/09	% BY SERIES
Alpha Opportunities Trust Series I	1,993	27%
American Global Diversification Trust Series III	9,205	100%
Balanced Trust Series I	2,049	22%
Capital Appreciation Value Trust Series I	41,279	76%
Core Diversified Growth & Income Trust Series I*	8,349	8%
Core Diversified Growth & Income Trust Series II*	58,300	100%
Core Diversified Growth & Income Trust Series III*	8,398	100%
Core Diversified Growth & Income Trust Series NAV*	8,432	100%

*	Formerly, American Diversified Growth Income Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Investments by the Portfolio in investment companies and in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by MFC Global Investment Management (U.S.), LLC, an affiliate of MFC, is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments, as part of the securities lending program.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

•  Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures. In addition, investments in the underlying funds, which are valued at their closing NAV, are included in this Level.

•  Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

•  Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolios of Investments, such as futures, forwards, written options and swap contracts which are stated at value.

Investments in Securities	Level 1	Level 2	Level 3	Totals
All Cap Core Trust
Basic Materials	$14,890,686	—	—	$14,890,686
Communications	37,709,359	—	—	37,709,359
Consumer, Cyclical	33,898,970	—	—	33,898,970
Consumer, Non-cyclical	95,670,598	—	—	95,670,598
Energy	34,497,318	—	—	34,497,318
Financial	42,370,656	—	—	42,370,656
Industrial	47,409,468	—	—	47,409,468
Technology	33,248,074	—	—	33,248,074
Utilities	12,162,013	—	—	12,162,013
Short Term Investments	22,597,526	$9,772,473	—	32,369,999
Total Investments in Securities	$374,454,668	$9,772,473	—	$384,227,141
Other Financial Instruments	$79,774	—	—	$79,774
Totals	$374,534,442	$9,772,473	—	$384,306,915

All Cap Growth Trust
Basic Materials	$1,418,468	$1,197,667	—	$2,616,135
Communications	11,989,639	2,067,166	—	14,056,805
Consumer, Cyclical	15,900,466	697,463	—	16,597,929
Consumer, Non-cyclical	17,704,473	545,978	—	18,250,451
Energy	7,319,113	—	—	7,319,113
Financial	8,147,535	—	—	8,147,535
Industrial	13,701,550	339,823	—	14,041,373
Technology	20,993,382	1,529,223	—	22,522,605
Short Term Investments	4,686,101	3,476,523	—	8,162,624
Total Investments in Securities	$101,860,727	$9,853,843	—	$111,714,570

All Cap Value Trust
Basic Materials	$4,321,449	—	—	$4,321,449
Communications	1,699,739	—	—	1,699,739
Consumer, Cyclical	9,323,358	—	—	9,323,358
Consumer, Non-cyclical	19,712,562	—	—	19,712,562
Energy	15,502,274	—	—	15,502,274
Financial	17,739,355	—	—	17,739,355
Industrial	13,197,705	—	—	13,197,705
Technology	7,908,671	—	—	7,908,671
Short Term Investments	10,402,019	—	—	10,402,019
Total Investments in Securities	$99,807,132	—	—	$99,807,132

Alpha Opportunities Trust
Basic Materials	$38,105,220	$7,460,989	—	$45,566,209
Communications	51,278,476	5,125,604	—	56,404,080
Consumer, Cyclical	93,562,652	3,386,601	—	96,949,253
Consumer, Non-cyclical	91,356,154	8,959,220	—	100,315,374
Diversified	—	2,451,291	—	2,451,291
Energy	45,230,010	6,491,546	—	51,721,556
Financial	73,679,394	8,901,215	—	82,580,609
Industrial	66,615,761	11,207,215	—	77,822,976
Investment Companies	6,446,895	—	—	6,446,895
Technology	83,774,796	—	—	83,774,796
Utilities	1,963,524	—	—	1,963,524
Short Term Investments	63,534,967	15,300,000	—	78,834,967
Total Investments in Securities	$615,547,849	$69,283,681	—	$684,831,530
Other Financial Instruments	—	26,944	—	$26,944
Totals	$615,547,849	$69,310,625	—	$684,858,474

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
American Asset Allocation Trust
Investment Companies	$1,737,833,044	—	—	$1,737,833,044
Short Term Investments	—	$338,000	—	338,000
Total Investments in Securities	$1,737,833,044	$338,000	—	$1,738,171,044

American Blue Chip Income & Growth Trust
Investment Companies	$217,146,705	—	—	$217,146,705
Total Investments in Securities	$217,146,705	—	—	$217,146,705

American Bond Trust
Investment Companies	$926,877,638	—	—	$926,877,638
Total Investments in Securities	$926,877,638	—	—	$926,877,638

American Fundamental Holdings Trust
Investment Companies	$1,146,048,223	—	—	$1,146,048,223
Total Investments in Securities	$1,146,048,223	—	—	$1,146,048,223

American Global Diversification Trust
Investment Companies	$862,251,634	—	—	$862,251,634
Total Investments in Securities	$862,251,634	—	—	$862,251,634

American Global Growth Trust
Investment Companies	$198,371,971	—	—	$198,371,971
Total Investments in Securities	$198,371,971	—	—	$198,371,971

American Global Small Capitalization Trust
Investment Companies	$105,216,187	—	—	$105,216,187
Total Investments in Securities	$105,216,187	—	—	$105,216,187

American Growth Trust
Investment Companies	$1,302,500,262	—	—	$1,302,500,262
Total Investments in Securities	$1,302,500,262	—	—	$1,302,500,262

American Growth-Income Trust
Investment Companies	$1,268,826,049	—	—	$1,268,826,049
Short Term Investments	—	$376,000	—	376,000
Total Investments in Securities	$1,268,826,049	$376,000	—	$1,269,202,049

American High-Income Bond Trust
Investment Companies	$75,033,070	—	—	$75,033,070
Total Investments in Securities	$75,033,070	—	—	$75,033,070

American International Trust
Investment Companies	$871,671,914	—	—	$871,671,914
Total Investments in Securities	$871,671,914	—	—	$871,671,914

American New World Trust
Investment Companies	$80,450,695	—	—	$80,450,695
Total Investments in Securities	$80,450,695	—	—	$80,450,695

Balanced Trust
Equity Securities
Basic Materials	$568,185	$378,716	—	$946,901
Communications	2,223,302	501,356	—	2,724,658
Consumer, Cyclical	1,426,258	534,719	—	1,960,977
Consumer, Non-cyclical	2,129,168	815,310	—	2,944,478
Diversified	—	59,074	—	59,074
Energy	1,720,897	199,832	—	1,920,729
Financial	2,684,531	1,092,683	—	3,777,214
Industrial	1,491,444	559,965	—	2,051,409
Technology	1,635,024	134,576	—	1,769,600
Utilities	551,754	202,919	—	754,673
Fixed Income Securities
Asset Backed Securities	—	106,227	—	106,227
Collateralized Mortgage Obligations	—	278,750	—	278,750
Convertible Bonds	—	25,250	—	25,250
Corporate Bonds	—	2,296,756	—	2,296,756
Foreign Government Obligations	—	30,782	—	30,782
Municipal Bonds	—	142,512	—	142,512
Preferred Stocks	14,920	19,552	—	34,472
U.S. Government Agency Obligations	—	4,395,586	—	4,395,586
U.S. Treasury Obligations	—	3,334,775	—	3,334,775
Short Term Investments	597,310	3,499,069	—	4,096,379
Total Investments in Securities	$15,042,793	$18,608,409	—	$33,651,202
Other Financial Instruments	$80,430	—	—	$80,430
Totals	$15,123,223	$18,608,409	—	$33,731,632

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Blue Chip Growth Trust
Basic Materials	$36,229,327	—	—	$36,229,327
Communications	330,987,247	$20,376,101	—	351,363,348
Consumer, Cyclical	162,127,298	1,859,346	—	163,986,644
Consumer, Non-cyclical	279,515,957	—	—	279,515,957
Energy	112,539,408	—	—	112,539,408
Financial	258,186,560	1,709,014	—	259,895,574
Industrial	111,238,764	—	—	111,238,764
Technology	277,490,498	—	—	277,490,498
Short Term Investments	93,210,546	9,440,336	—	102,650,882
Total Investments in Securities	$1,661,525,605	$33,384,797	—	$1,694,910,402

Capital Appreciation Trust
Basic Materials	$12,021,807	—	—	$12,021,807
Communications	171,394,835	—	—	171,394,835
Consumer, Cyclical	116,748,553	—	—	116,748,553
Consumer, Non-cyclical	268,546,719	—	—	268,546,719
Energy	66,064,925	—	—	66,064,925
Financial	88,068,387	—	—	88,068,387
Industrial	35,238,713	—	—	35,238,713
Technology	222,838,638	—	—	222,838,638
Short Term Investments	120,366,061	$16,711,000	—	137,077,061
Total Investments in Securities	$1,101,288,638	$16,711,000	—	$1,117,999,638

Capital Appreciation Value Trust
Basic Materials	$2,730,510	$4,508,570	—	$7,239,080
Call Options	44,194	—	—	44,194
Communications	17,815,388	18,035,131	—	35,850,519
Consumer, Cyclical	19,108,227	5,987,040	—	25,095,267
Consumer, Non-cyclical	70,877,040	8,513,247	—	79,390,287
Energy	21,812,816	10,547,258	—	32,360,074
Financial	36,256,613	4,626,929	—	40,883,542
Industrial	30,010,984	2,644,065	—	32,655,049
Technology	11,183,200	6,682,429	—	17,865,629
Utilities	16,468,220	2,197,290	—	18,665,510
Short Term Investments	7,490,122	51,086,008	—	58,576,130
Total Investments in Securities	$233,797,314	$114,827,967	—	$348,625,281
Other Financial Instruments	($776,518)	—	—	($776,518)
Totals	$233,020,796	$114,827,967	—	$347,848,763

Core Allocation Trust
Investment Companies	$34,186,879	—	—	$34,186,879
Total Investments in Securities	$34,186,879	—	—	$34,186,879

Core Allocation Plus Trust
Equity Securities
Basic Materials	$7,160,132	$3,320,125	—	$10,480,257
Communications	12,093,148	3,716,405	—	15,809,553
Consumer, Cyclical	9,455,183	2,923,428	—	12,378,611
Consumer, Non-cyclical	20,966,000	2,298,803	—	23,264,803
Diversified	—	1,261,993	—	1,261,993
Energy	9,837,057	827,523	—	10,664,580
Financial	11,101,523	5,081,431	—	16,182,954
Industrial	9,531,249	5,297,267	—	14,828,516
Technology	18,431,230	169,470	—	18,600,700
Utilities	2,171,253	268,252	—	2,439,505
Fixed Income Securities
Asset Backed Securities	—	457,147	—	457,147
Collateralized Mortgage Obligations	—	4,560,403	—	4,560,403
Corporate Bonds	—	24,624,402	—	24,624,402
Foreign Government Obligations	—	681,004	—	681,004
Investment Companies	100,296	—	—	100,296
Municipal Bonds	—	1,041,845	—	1,041,845
Preferred Stocks	—	23,250	—	23,250
U.S. Government Agency Obligations	—	3,987,898	—	3,987,898
U.S. Treasury Obligations	—	12,810,214	—	12,810,214
Short Term Investments	9,059,225	24,550,000	—	33,609,225
Total Investments in Securities	$109,906,296	$97,900,860	—	$207,807,156
Other Financial Instruments	$147,133	$2,762	—	$149,895
Totals	$110,053,429	$97,903,622	—	$207,957,051

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Core Disciplined Diversification Trust
Investment Companies	$61,939,918	—	—	$61,939,918
Total Investments in Securities	$61,939,918	—	—	$61,939,918

Core Diversified Growth & Income Trust
Investment Companies	$2,005,787	—	—	$2,005,787
Total Investments in Securities	$2,005,787	—	—	$2,005,787

Core Fundamental Holding Trust
Investment Companies	$114,308,224	—	—	$114,308,224
Total Investments in Securities	$114,308,224	—	—	$114,308,224

Core Global Diversification Trust
Investment Companies	$135,230,053	—	—	$135,230,053
Total Investments in Securities	$135,230,053	—	—	$135,230,053

Disciplined Diversification Trust
Equity Securities
Basic Materials	$8,089,948	$5,283,143	—	$13,373,091
Communications	13,257,058	3,460,409	—	16,717,467
Consumer, Cyclical	13,596,957	6,570,265	—	20,167,222
Consumer, Non-cyclical	25,436,428	8,601,253	—	34,037,681
Diversified	127,720	748,845	—	876,565
Energy	15,994,327	2,669,750	—	18,664,077
Financial	21,856,144	13,527,712	—	35,383,856
Industrial	13,888,698	10,179,168	—	24,067,866
Preferred Stocks	427,238	36,995	—	464,233
Rights	1,804	—	—	1,804
Technology	13,984,358	2,411,822	—	16,396,180
Utilities	4,117,166	2,663,013	—	6,780,179
Warrants	8	914	—	922
Short Term Investments	4,451,778	1,123,742	—	5,575,520
Fixed Income Securities
U.S. Government Agency Obligations	—	51,411,036	—	51,411,036
U.S. Treasury Obligations	—	26,384,844	—	26,384,844
Total Investments in Securities	$135,229,632	$135,072,911	—	$270,302,543

Emerging Markets Value Trust
Taiwan	$10,868,959	$118,899,398	—	129,768,357
Brazil	126,271,156	—	—	126,271,156
South Korea	34,144,178	91,672,819	—	125,816,997
India	21,140,003	102,508,420	$17,277	123,665,700
South Africa	15,036,204	104,029,060	—	119,065,264
Hong Kong	904,747	84,864,193	—	85,768,940
Mexico	56,506,130	—	—	56,506,130
Malaysia	—	39,687,721	—	39,687,721
Chile	32,906,246	—	—	32,906,246
China	1,178,931	30,593,576	—	31,772,507
Turkey	—	30,515,899	—	30,515,899
Israel	181,595	29,600,964	—	29,782,559
Indonesia	—	21,327,918	—	21,327,918
Thailand	—	18,603,951	—	18,603,951
Poland	—	17,759,846	—	17,759,846
Russia	—	17,476,618	—	17,476,618
United Kingdom	—	11,187,911	—	11,187,911
United States	8,036,475	—	—	8,036,475
Philippines	—	7,051,144	—	7,051,144
Czech Republic	—	2,501,736	—	2,501,736
Hungary	—	1,179,150	—	1,179,150
Bermuda	—	170,516	—	$170,516
Short Term Investments	70,030,120	2,196,482	—	72,226,602
Total Investments in Securities	$377,204,744	$731,827,322	$17,277	$1,109,049,343

Equity Income Trust
Basic Materials	$107,454,847	—	—	$107,454,847
Communications	166,929,480	$13,941,461	—	180,870,941
Consumer, Cyclical	192,548,056	11,924,313	—	204,472,369
Consumer, Non-cyclical	207,737,167	—	—	207,737,167
Energy	264,078,060	—	—	264,078,060
Financial	383,262,288	31,478	—	383,293,766
Industrial	259,512,182	—	—	259,512,182
Technology	106,013,847	—	—	106,013,847
Utilities	137,857,012	—	—	137,857,012

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Equity Income Trust (continued)
Short Term Investments	163,794,754	64,208,186	—	228,002,940
Total Investments in Securities	$1,989,187,693	$90,105,438	—	$2,079,293,131

Financial Services Trust
Consumer, Non-cyclical	$6,134,460	—	—	$6,134,460
Energy	4,935,770	—	—	4,935,770
Financial	67,758,795	$13,134,431	$5,435,100	86,328,326
Industrial	1,587,036	—	—	1,587,036
Technology	3,087,942	—	—	3,087,942
Short Term Investments	9,534,180	1,476,963	—	11,011,143
Total Investments in Securities	$93,038,183	$14,611,394	$5,435,100	$113,084,677

Franklin Templeton Founding Allocation Trust
Investment Companies	$1,406,089,416	—	—	$1,406,089,416
Total Investments in Securities	$1,406,089,416	—	—	$1,406,089,416

Fundamental Value Trust
Basic Materials	$32,352,139	$22,057,957	—	$54,410,096
Communications	98,689,295	3,988,000	—	102,677,295
Consumer, Cyclical	198,096,731	14,367,281	—	212,464,012
Consumer, Non-cyclical	307,608,257	24,918,269	—	332,526,526
Diversified	—	16,640,515	—	16,640,515
Energy	280,457,721	15,958,920	—	296,416,641
Financial	473,920,268	47,649,048	—	521,569,316
Industrial	89,683,679	21,897,927	—	111,581,606
Technology	129,381,531	—	—	129,381,531
Utilities	3,737,714	—	—	3,737,714
Short Term Investments	62,171,183	47,666,650	—	109,837,833
Total Investments in Securities	$1,676,098,518	$215,144,567	—	$1,891,243,085

Global Trust
United States	$235,899,753	$4,645,000	—	$240,544,753
United Kingdom	—	87,566,753	—	87,566,753
Turkey	2,934,822	—	—	2,934,822
Taiwan	—	12,381,334	—	12,381,334
Switzerland	20,406,690	35,032,319	—	55,439,009
Sweden	—	7,546,124	—	7,546,124
Spain	—	10,149,823	—	10,149,823
South Korea	3,561,941	21,593,295	—	25,155,236
Singapore	4,654,131	13,915,150	—	18,569,281
Russia	1,218,900	1,869,568	—	3,088,468
Norway	—	3,804,741	—	3,804,741
Netherlands	—	32,591,097	—	32,591,097
Japan	—	15,176,521	—	15,176,521
Italy	—	18,867,040	—	18,867,040
Ireland	30,262,776	5,026,199	—	35,288,975
India	3,238,912	—	—	3,238,912
Hong Kong	—	7,951,647	—	7,951,647
Germany	—	36,855,355	—	36,855,355
France	—	57,756,107	—	57,756,107
China	2,256,147	—	—	2,256,147
Cayman Islands	6,870,727	—	—	6,870,727
Brazil	5,938,408	—	—	5,938,408
Bermuda	3,278,823	—	—	3,278,823
Austria	—	4,283,271	—	4,283,271
Australia	—	3,693,913	—	3,693,913
Total Investments in Securities	$320,522,030	$380,705,257	—	$701,227,287

Growth Equity Trust
Basic Materials	$23,989,103	—	—	$23,989,103
Communications	87,067,857	—	—	87,067,857
Consumer, Cyclical	42,323,614	—	—	42,323,614
Consumer, Non-cyclical	138,982,821	—	—	138,982,821
Energy	25,653,070	—	—	25,653,070
Financial	41,066,596	—	—	41,066,596
Industrial	62,665,848	—	—	62,665,848
Technology	115,755,185	—	—	115,755,185
Utilities	6,481,837	—	—	6,481,837
Short Term Investments	33,102,982	$6,359,000	—	39,461,982
Total Investments in Securities	$577,088,913	$6,359,000	—	$583,447,913

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Health Sciences Trust
Basic Materials	$956,150	$537,010	—	$1,493,160
Consumer, Cyclical	2,735,761	—	—	2,735,761
Consumer, Non-cyclical	110,578,893	12,697,309	$153,300	123,429,502
Financial	2,550,910	—	—	2,550,910
Industrial	1,744,165	—	—	1,744,165
Technology	4,117,054	—	—	4,117,054
Short Term Investments	—	1,089,760	—	1,089,760
Total Investments in Securities	$122,682,933	$14,324,079	$153,300	$137,160,312
Other Financial Instruments	($2,527,068)	—	—	($2,527,068)
Totals	$120,155,865	$14,324,079	$153,300	$134,633,244

International Core Trust
Japan	—	$183,895,336	—	$183,895,336
United Kingdom	—	148,877,547	—	148,877,547
France	—	68,982,190	—	68,982,190
Switzerland	—	54,444,150	—	54,444,150
Italy	—	39,782,874	—	39,782,874
Germany	—	37,557,684	—	37,557,684
Spain	—	35,291,366	—	35,291,366
Netherlands	—	34,021,397	—	34,021,397
Australia	—	30,953,216	—	30,953,216
Sweden	—	24,699,059	—	24,699,059
United States	$11,508,794	9,501,177	—	21,009,971
Canada	19,914,876	—	—	19,914,876
Belgium	—	13,429,191	—	13,429,191
Singapore	—	12,970,271	—	12,970,271
Hong Kong	—	12,243,254	—	12,243,254
Ireland	—	6,764,711	—	6,764,711
Greece	—	5,781,319	—	5,781,319
Finland	—	5,144,497	—	5,144,497
Denmark	—	3,731,082	—	3,731,082
Luxembourg	—	3,139,803	—	3,139,803
New Zealand	—	3,029,327	—	3,029,327
Austria	—	1,873,392	—	1,873,392
Bermuda	—	1,525,893	—	1,525,893
Norway	—	1,147,436	—	1,147,436
Portugal	—	699,388	—	699,388
Bulgaria	—	3	—	3
Short Term Investments	—	16,072,000	—	16,072,000
Total Investments in Securities	$31,423,670	$755,557,563	—	$786,981,233
Other Financial Instruments	$415,690	$134,154	—	$549,844
Totals	$31,839,360	$755,691,717	—	$787,531,077

International Opportunities Trust
Switzerland	$17,803,159	$69,469,759	—	$87,272,918
Germany	—	66,887,911	—	66,887,911
Brazil	60,917,282	—	—	60,917,282
United Kingdom	—	49,468,738	—	49,468,738
Japan	—	47,608,490	—	47,608,490
France	—	32,872,826	—	32,872,826
Spain	—	31,467,573	—	31,467,573
Hong Kong	—	26,739,083	—	26,739,083
Denmark	—	23,515,258	—	23,515,258
India	20,719,347	—	—	20,719,347
China	15,157,340	3,957,798	—	19,115,138
Belgium	—	16,736,586	—	16,736,586
Netherlands	—	15,984,286	—	15,984,286
Singapore	—	11,560,584	—	11,560,584
Taiwan	—	9,696,155	—	9,696,155
Australia	—	9,337,737	—	9,337,737
Mexico	8,975,304	—	—	8,975,304
Italy	—	8,918,827	—	8,918,827
Israel	7,388,457	—	—	7,388,457
Ireland	6,125,131	—	—	6,125,131
Canada	5,826,863	—	—	5,826,863
Short Term Investments	—	23,062,000	—	23,062,000
Total Investments in Securities	$142,912,883	$447,283,611	—	$590,196,494

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
International Small Company Trust
Japan	—	$55,166,740	—	$55,166,740
United Kingdom	$250,259	39,666,590	—	39,916,849
Canada	21,926,149	154,738	—	22,080,887
Australia	164	18,287,463	$1,493	18,289,120
Germany	—	11,466,597	—	11,466,597
Switzerland	—	9,944,182	—	9,944,182
France	2,171	9,980,851	—	9,983,022
Italy	—	7,750,429	—	7,750,429
United States	7,565,542	109,361	—	7,674,903
Sweden	—	6,871,064	—	6,871,064
Hong Kong	330	6,619,986	—	6,620,316
Finland	19,669	6,149,395	—	6,169,064
Spain	—	4,871,362	—	4,871,362
Netherlands	—	4,825,578	—	4,825,578
Ireland	—	3,490,095	—	3,490,095
Singapore	—	3,470,425	—	3,470,425
Norway	—	3,153,110	—	3,153,110
Belgium	—	2,749,891	—	2,749,891
Greece	—	2,609,146	—	2,609,146
Austria	—	2,483,635	—	2,483,635
Denmark	—	2,234,844	—	2,234,844
Portugal	—	1,325,369	—	1,325,369
New Zealand	—	1,322,104	—	1,322,104
Thailand	—	1,122,435	—	1,122,435
China	—	160,607	—	160,607
Bermuda	—	86,261	—	86,261
Total Investments in Securities	$29,764,284	$206,072,258	$1,493	$235,838,035

International Value Trust
United Kingdom	—	$166,057,153	—	$166,057,153
France	—	101,707,065	—	101,707,065
Germany	—	85,040,271	—	85,040,271
Switzerland	$14,132,765	68,034,398	—	82,167,163
Netherlands	—	68,038,213	—	68,038,213
Norway	—	54,584,867	—	54,584,867
Japan	—	50,735,245	—	50,735,245
Taiwan	—	36,338,660	—	36,338,660
South Korea	10,212,867	23,885,964	—	34,098,831
United States	24,799,863	7,460,000	—	32,259,863
Spain	—	29,079,800	—	29,079,800
Singapore	12,267,349	13,556,574	—	25,823,923
Sweden	—	16,053,546	—	16,053,546
Italy	—	15,051,844	—	15,051,844
Canada	13,798,324	—	—	13,798,324
Hong Kong	—	10,776,647	—	10,776,647
Israel	10,289,051	—	—	10,289,051
China	—	10,032,636	—	10,032,636
Austria	—	8,424,195	—	8,424,195
Australia	—	6,166,987	—	6,166,987
Brazil	5,392,187	—	—	5,392,187
Bermuda	4,893,216	—	—	4,893,216
Russia	4,791,450	—	—	4,791,450
Total Investments in Securities	$100,577,072	$771,024,065	—	$871,601,137

Large Cap Trust
Basic Materials	$2,125,500	—	—	$2,125,500
Communications	15,532,003	—	—	15,532,003
Consumer, Cyclical	13,393,785	—	—	13,393,785
Consumer, Non-cyclical	42,930,535	—	—	42,930,535
Energy	23,716,621	—	—	23,716,621
Financial	24,686,304	—	—	24,686,304
Industrial	15,803,930	—	—	15,803,930
Investment Companies	891,520	—	—	891,520
Technology	28,395,960	—	—	28,395,960
Utilities	9,316,416	—	—	9,316,416
Short Term Investments	4,339,586	$3,154,000	—	7,493,586
Total Investments in Securities	$181,132,160	$3,154,000	—	$184,286,160

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Large Cap Value Trust
Basic Materials	$24,057,440	—	—	$24,057,440
Communications	22,045,580	—	—	22,045,580
Consumer, Cyclical	19,081,800	—	—	19,081,800
Consumer, Non-cyclical	87,691,000	—	—	87,691,000
Energy	83,751,990	—	—	83,751,990
Financial	57,779,860	—	—	57,779,860
Industrial	33,948,080	—	—	33,948,080
Technology	20,092,940	—	—	20,092,940
Utilities	24,447,870	—	—	24,447,870
Short Term Investments	9,542,725	$1,254,000	—	10,796,725
Total Investments in Securities	$382,439,285	$1,254,000	—	$383,693,285

Mid Cap Stock Trust
Basic Materials	$31,935,635	—	—	$31,935,635
Communications	79,449,806	—	—	79,449,806
Consumer, Cyclical	178,474,182	$9,257,237	—	187,731,419
Consumer, Non-cyclical	145,278,246	13,621,569	—	158,899,815
Energy	22,045,616	2,670,183	—	24,715,799
Financial	21,843,105	7,303,077	—	29,146,182
Industrial	100,878,342	6,796,600	—	107,674,942
Technology	139,105,428	—	—	139,105,428
Short Term Investments	117,448,820	9,400,000	—	126,848,820
Total Investments in Securities	$836,459,180	$49,048,666	—	$885,507,846

Mid Cap Value Equity Trust
Basic Materials	$11,615,816	—	—	$11,615,816
Communications	4,299,607	$299,838	—	4,599,445
Consumer, Cyclical	15,937,618	440,066	—	16,377,684
Consumer, Non-cyclical	17,109,459	—	—	17,109,459
Energy	16,398,979	—	—	16,398,979
Financial	24,821,795	—	—	24,821,795
Industrial	22,432,377	—	—	22,432,377
Technology	12,904,521	—	—	12,904,521
Utilities	7,983,156	—	—	7,983,156
Short Term Investments	15,822,184	1,599,997	—	17,422,181
Total Investments in Securities	$149,325,512	$2,339,901	—	$151,665,413

Mid Value Trust
Basic Materials	$41,096,409	$2,204,687	—	$43,301,096
Communications	58,496,107	1,633,390	—	60,129,497
Consumer, Cyclical	92,891,566	—	—	92,891,566
Consumer, Non-cyclical	164,423,574	2,788,930	—	167,212,504
Energy	63,538,837	—	—	63,538,837
Financial	132,872,298	2,809,875	—	135,682,173
Industrial	48,111,365	3,061,375	—	51,172,740
Technology	32,100,640	—	—	32,100,640
Utilities	62,438,966	—	—	62,438,966
Short Term Investments	114,200,387	25,504,569	—	139,704,956
Total Investments in Securities	$810,170,149	$38,002,826	—	$848,172,975

Mutual Shares Trust
United States	$301,026,374	$70,186,309	$1,134,804	$372,347,487
United Kingdom	—	55,648,832	—	55,648,832
Switzerland	21,133,289	21,672,068	—	42,805,357
Germany	177,275	32,147,060	—	32,324,335
France	—	22,149,109	—	22,149,109
Netherlands	—	15,607,570	—	15,607,570
Norway	—	10,126,335	—	10,126,335
Denmark	—	8,474,824	—	8,474,824
Japan	—	6,474,541	—	6,474,541
Spain	—	3,385,139	—	3,385,139
Singapore	—	3,170,734	—	3,170,734
Hong Kong	—	2,719,563	—	2,719,563
Italy	—	2,664,290	—	2,664,290
South Korea	—	2,418,046	—	2,418,046
Australia	—	1,980,869	—	1,980,869
Canada	978,861	—	—	978,861
Short Term Investments	—	19,765,000	—	19,765,000
Total Investments in Securities	$323,315,799	$278,590,289	$1,134,804	$603,040,892
Other Financial Instruments	—	$3,550,427	—	$3,550,427
Totals	$323,315,799	$282,140,716	$1,134,804	$606,591,319

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Natural Resources Trust
Basic Materials	$43,242,083	$44,400,426	—	$87,642,509
Energy	167,405,863	13,317,797	—	180,723,660
Short Term Investments	48,326,136	8,600,000	—	56,926,136
Total Investments in Securities	$258,974,082	$66,318,223	—	$325,292,305

Optimized All Cap Trust
Basic Materials	$43,547,516	—	—	$43,547,516
Communications	174,379,069	—	—	174,379,069
Consumer, Cyclical	152,009,020	—	—	152,009,020
Consumer, Non-cyclical	288,726,558	—	—	288,726,558
Energy	100,190,259	—	—	100,190,259
Financial	187,254,584	—	—	187,254,584
Industrial	105,851,368	—	—	105,851,368
Technology	180,857,666	—	—	180,857,666
Utilities	62,360,591	—	—	62,360,591
Total Investments in Securities	$1,295,176,631	—	—	$1,295,176,631

Optimized Value Trust
Basic Materials	$4,115,342	—	—	$4,115,342
Communications	25,408,831	—	—	25,408,831
Consumer, Cyclical	20,083,794	—	—	20,083,794
Consumer, Non-cyclical	39,155,896	—	—	39,155,896
Energy	50,000,744	—	—	50,000,744
Financial	66,499,001	—	—	66,499,001
Industrial	35,132,749	—	—	35,132,749
Technology	15,304,649	—	—	15,304,649
Utilities	14,653,709	—	—	14,653,709
Short Term Investments	—	$2,375,000	—	2,375,000
Total Investments in Securities	$270,354,715	$2,375,000	—	$272,729,715

Overseas Equity Trust
United Kingdom	—	$19,130,645	—	$19,130,645
France	—	17,832,381	—	17,832,381
Japan	—	17,610,078	—	17,610,078
Germany	—	13,428,594	—	13,428,594
Switzerland	—	11,159,490	—	11,159,490
Netherlands	$245,448	7,341,018	—	7,586,466
China	—	6,536,478	—	6,536,478
Mexico	5,379,703	—	—	5,379,703
Canada	5,358,168	—	—	5,358,168
Brazil	4,158,691	—	—	4,158,691
Spain	—	4,025,998	—	4,025,998
United States	3,441,412	434,160	—	3,875,572
India	—	3,768,748	—	3,768,748
South Korea	78,048	3,664,280	—	3,742,328
Australia	—	3,607,281	—	3,607,281
Ireland	716,140	2,456,893	—	3,173,033
Taiwan	88,014	3,020,599	—	3,108,613
Hong Kong	—	2,998,851	—	2,998,851
South Africa	90,916	2,678,516	—	2,769,432
Israel	837,082	1,138,440	—	1,975,522
Denmark	—	1,717,149	—	1,717,149
Sweden	—	1,599,042	—	1,599,042
Italy	—	1,286,604	—	1,286,604
Russia	997,106	140,175	—	1,137,281
Thailand	—	927,172	—	927,172
Luxembourg	—	874,510	—	874,510
Malaysia	—	740,095	—	740,095
Bermuda	482,760	243,172	—	725,932
Austria	—	446,149	—	446,149
Finland	—	424,401	—	424,401
Portugal	—	417,759	—	417,759
Singapore	—	289,284	—	289,284
Poland	—	255,908	—	255,908
Indonesia	—	110,202	—	110,202
Turkey	92,697	—	—	92,697
Short Term Investments	—	6,711,000	—	6,711,000
Total Investments in Securities	$21,966,185	$137,015,072	—	$158,981,257
Other Financial Instruments	—	$177,849	—	$177,849
Totals	$21,966,185	$137,192,921	—	$159,159,106

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Pacific Rim Trust
Japan	—	$39,974,711	—	$39,974,711
Australia	—	15,581,829	—	15,581,829
Hong Kong	—	9,306,988	—	9,306,988
Taiwan	—	9,092,783	—	9,092,783
China	—	8,924,468	—	8,924,468
South Korea	—	8,838,110	—	8,838,110
Singapore	—	3,379,874	—	3,379,874
Malaysia	$15,400	2,225,948	—	2,241,348
Thailand	—	1,555,194	—	1,555,194
United States	1,509,824	—	—	1,509,824
Indonesia	—	350,230	—	350,230
Short Term Investments	—	401,000	—	401,000
Total Investments in Securities	$1,525,224	$99,631,135	—	$101,156,359

Real Estate Securities Trust
Financial	$337,466,617	—	—	$337,466,617
Short Term Investments	82,323,866	$343,000	—	82,666,866
Total Investments in Securities	$419,790,483	$343,000	—	$420,133,483

Science & Technology Trust
Basic Materials	$4,198,271	—	—	$4,198,271
Communications	102,732,208	$4,282,587	$416,310	107,431,105
Consumer, Cyclical	3,664,410	6,471,909	—	10,136,319
Consumer, Non-cyclical	13,277,432	823,937	—	14,101,369
Energy	2,525,072	—	—	2,525,072
Financial	997,557	—	—	997,557
Industrial	6,743,025	—	—	6,743,025
Technology	220,879,480	2,817,798	386,000	224,083,278
Short Term Investments	46,038,909	16,029,442	—	62,068,351
Total Investments in Securities	$401,056,364	$30,425,673	$802,310	$432,284,347

Small Cap Growth Trust
Basic Materials	$2,778,151	—	—	$2,778,151
Communications	35,317,273	—	—	35,317,273
Consumer, Cyclical	81,755,928	—	—	81,755,928
Consumer, Non-cyclical	110,180,759	—	—	110,180,759
Energy	9,977,289	—	—	9,977,289
Financial	11,256,515	—	—	11,256,515
Industrial	48,323,111	—	—	48,323,111
Technology	54,793,546	—	—	54,793,546
Short Term Investments	80,901,517	$5,000,000	—	85,901,517
Total Investments in Securities	$435,284,089	$5,000,000	—	$440,284,089

Small Cap Opportunities Trust
Basic Materials	$7,841,107	—	—	$7,841,107
Communications	14,456,319	—	—	14,456,319
Consumer, Cyclical	27,065,496	—	—	27,065,496
Consumer, Non-cyclical	22,688,170	—	—	22,688,170
Diversified	12,524	—	—	12,524
Energy	13,807,744	—	—	13,807,744
Financial	26,903,254	—	—	26,903,254
Industrial	25,558,423	—	—	25,558,423
Technology	12,066,107	—	—	12,066,107
Utilities	2,641,350	—	—	2,641,350
Short Term Investments	25,116,292	$1,190,137	—	26,306,429
Total Investments in Securities	$178,156,786	$1,190,137	—	$179,346,923

Small Cap Value Trust
Basic Materials	$12,449,054	—	—	$12,449,054
Communications	6,170,364	—	—	6,170,364
Consumer, Cyclical	75,909,846	—	—	75,909,846
Consumer, Non-cyclical	81,529,928	—	—	81,529,928
Energy	23,784,509	—	—	23,784,509
Financial	104,116,965	—	—	104,116,965
Industrial	96,098,856	—	—	96,098,856
Technology	20,762,490	—	—	20,762,490
Utilities	26,987,477	—	—	26,987,477
Short Term Investments	57,510,608	$16,283,000	—	73,793,608
Total Investments in Securities	$505,320,097	$16,283,000	—	$521,603,097

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Small Company Growth Trust
Basic Materials	$1,289,412	—	—	$1,289,412
Communications	8,320,131	—	—	8,320,131
Consumer, Cyclical	15,616,645	—	—	15,616,645
Consumer, Non-cyclical	24,821,054	—	—	24,821,054
Energy	7,563,072	—	—	7,563,072
Financial	7,894,908	—	—	7,894,908
Industrial	15,203,767	—	—	15,203,767
Technology	18,643,247	—	—	18,643,247
Utilities	1,518,828	—	—	1,518,828
Short Term Investments	25,802,293	$2,166,254	—	27,968,547
Total Investments in Securities	$126,673,357	$2,166,254	—	$128,839,611

Small Company Value Trust
Basic Materials	$36,502,099	—	—	$36,502,099
Communications	9,761,683	—	—	9,761,683
Consumer, Cyclical	48,032,989	—	—	48,032,989
Consumer, Non-cyclical	53,403,200	—	—	53,403,200
Energy	29,873,029	—	—	29,873,029
Financial	75,903,726	$6,601,066	—	82,504,792
Industrial	92,014,519	—	—	92,014,519
Investment Companies	4,201,390	—	—	4,201,390
Technology	23,864,007	—	—	23,864,007
Utilities	15,284,712	—	—	15,284,712
Short Term Investments	71,799,065	8,113,436	—	79,912,501
Total Investments in Securities	$460,640,419	$14,714,502	—	$475,354,921

Smaller Company Growth Trust
Basic Materials	$7,551,334	—	—	$7,551,334
Communications	38,563,044	—	—	38,563,044
Consumer, Cyclical	39,126,407	—	—	39,126,407
Consumer, Non-cyclical	46,847,021	—	—	46,847,021
Energy	17,692,521	—	—	17,692,521
Financial	19,008,253	—	—	19,008,253
Government	69,941	—	—	69,941
Industrial	35,653,379	—	—	35,653,379
Technology	23,890,134	—	—	23,890,134
Utilities	785,299	—	—	785,299
Short Term Investments	27,916,662	$4,071,463	—	31,988,125
Total Investments in Securities	$257,103,995	$4,071,463	—	$261,175,458
Other Financial Instruments	$20,587	—	—	$20,587
Totals	$257,124,582	$4,071,463	—	$261,196,045

U.S. Multi Sector Trust
Basic Materials	$9,559,454	—	—	$9,559,454
Communications	142,015,668	—	—	142,015,668
Consumer, Cyclical	90,158,902	—	—	90,158,902
Consumer, Non-cyclical	388,888,523	—	—	388,888,523
Energy	80,720,602	—	—	80,720,602
Financial	30,324,867	—	—	30,324,867
Industrial	23,601,236	—	—	23,601,236
Technology	164,068,198	—	—	164,068,198
Utilities	2,908,380	—	—	2,908,380
Short Term Investments	15,288,335	$33,072,488	—	48,360,823
Total Investments in Securities	$947,534,165	$33,072,488	—	$980,606,653
Other Financial Instruments	$259,989			$259,989
Totals	$947,794,154	$33,072,488	—	$980,866,642

Utilities Trust
Communications	$36,920,463	$11,896,982	—	$48,817,445
Consumer, Cyclical	80,625	—	—	80,625
Energy	21,693,809	3,275,619	—	24,969,428
Utilities	71,753,429	16,451,613	—	88,205,042
Short Term Investments	18,813,683	8,837,000	—	27,650,683
Total Investments in Securities	$149,262,009	$40,461,214	—	$189,723,223
Other Financial Instruments	—	$98,590	—	$98,590
Totals	$149,262,009	$40,559,804	—	$189,821,813

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Value Trust
Basic Materials	$10,613,104	—	—	$10,613,104
Consumer, Cyclical	17,203,307	—	—	17,203,307
Consumer, Non-cyclical	48,126,888	—	—	48,126,888
Energy	17,026,067	—	—	17,026,067
Financial	56,101,323	—	—	56,101,323
Industrial	51,336,119	—	—	51,336,119
Technology	14,736,177	—	—	14,736,177
Utilities	16,800,921	—	—	16,800,921
Short Term Investments	18,532,241	$8,342,000	—	26,874,241
Total Investments in Securities	$250,476,147	$8,342,000	—	$258,818,147

Value & Restructuring Trust
Basic Materials	$35,465,946	$3,080,989	—	$38,546,935
Communications	27,475,000	—	—	27,475,000
Consumer, Cyclical	12,480,262	2,582,725	—	15,062,987
Consumer, Non-cyclical	40,522,678	—	—	40,522,678
Energy	71,804,057	—	—	71,804,057
Financial	47,989,240	—	$16,477	48,005,717
Industrial	42,122,015	—	—	42,122,015
Technology	8,783,390	—	—	8,783,390
Utilities	1,538,592	1,776,961	—	3,315,553
Short Term Investments	37,977,516	1,668,000	—	39,645,516
Total Investments in Securities	$326,158,696	$9,108,675	$16,477	$335,283,848

Vista Trust
Basic Materials	$9,063,616	—	—	$9,063,616
Communications	14,572,657	—	—	14,572,657
Consumer, Cyclical	23,695,777	—	—	23,695,777
Consumer, Non-cyclical	14,542,802	—	—	14,542,802
Energy	14,371,691	—	—	14,371,691
Financial	14,205,903	—	—	14,205,903
Industrial	16,811,458	—	—	16,811,458
Technology	24,250,482	—	—	24,250,482
Short Term Investments	21,456,839	$4,665,000	—	26,121,839
Total Investments in Securities	$152,971,225	$4,665,000	—	$157,636,225

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Emerging Markets Value Trust
	Hong Kong	India	Mexico	Turkey	Total
Balance as of 12/31/08	$114,645	$69,495	—	$541	$184,681
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(307,154)	775	($33,939)	(11,075)	(351,393)
Net purchases (sales)	75,782		—	—	75,782
Net transfers in and/out of Level 3	116,727	(52,993)	33,939	10,534	108,207
Balance as of 12/31/09	—	$17,277	—	—	$17,277

Equity Income Trust
Financials
Balance as of 12/31/08	$3,605,116
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	5,921,892
Net purchases (sales)	(9,527,008)
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	—

Financial Services Trust
Financials
Balance as of 12/31/08	$2,777,800
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,397,560
Net purchases (sales)	259,740
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	$5,435,100

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Health Sciences Trust
Consumer, Non-cyclical
Balance as of 12/31/08	$351,993
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	15,330
Net purchases (sales)	—
Net transfers in and/out of Level 3	(214,023)
Balance as of 12/31/09	$153,300

International Small Company Trust
	Australia	Canada	Denmark	Greece	Hong Kong	Japan	Sweden	United Kingdom	United States	Total
Balance as of 12/31/08	$1,599	—	—	—	$26,502	—	—	—	—	$28,101
Accrued discounts/premiums	—	—	—	—	—	—	—	—	—	—
Realized gain (loss)	—	($30,108)	—	—	—	($126,611)	—	—	—	(156,719)
Change in unrealized appreciation (depreciation)	(11,041)	4,411	(6,778)	(28,733)	(14,037)	$124,700	($9,825,666)	($2,246)	($56)	(9,759,390)
Net purchases (sales)	—	25,279		—	—	—	9,825,666	—	—	9,850,945
Net transfers in and/out of Level 3	10,935	418	6,778	28,733	(12,465)	1,911	—	2,246	56	38,556
Balance as of 12/31/09	$1,493	—	—	—	—	—	—	—	—	$1,493

Mutual Shares Trust
United States
Balance as of 12/31/08	$1,296,022
Accrued discounts/premiums	9,559
Realized gain (loss)	(776,583)
Change in unrealized appreciation (depreciation)	633,870
Net purchases (sales)	(28,064)
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	$1,134,804

Science & Technology Trust
	Communications	Technology	Total
Balance as of 12/31/08	—	—	—
Accrued discounts/premiums	—		—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	—		—
Net purchases (sales)	$416,310	$386,000	$802,310
Net transfers in and/out of Level 3	—		—
Balance as of 12/31/09	$416,310	$386,000	$802,310

Small Cap Growth Trust
Convertible Bonds
Balance as of 12/31/08	68,750
Accrued discounts/premiums	2,401
Realized gain (loss)	(3,184)
Change in unrealized appreciation (depreciation)	$24,533
Net purchases (sales)	(92,500)
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	—

Value & Restructuring Trust
	Communications	Financials	Total
Balance as of 12/31/08	$780	$41,193	$41,973
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(825,213)	—	(825,213)
Change in unrealized appreciation (depreciation)	857,220	2,471	859,691
Net purchases (sales)	(32,787)	(27,187)	(59,974)
Net transfers in and/out of Level 3	—	—	—
Balance as of 12/31/09	—	$16,477	$16,477

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

When-Issued/Delayed-Delivery Securities  All Portfolios of the Trust described in this report may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio must have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. The Portfolio may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments

In a “To Be Announced” (TBA) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

Term loans  A Portfolio’s ability to receive payments of principal and interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a term loan, because of a default, bankruptcy or any other reason, would adversely affect the income of a Portfolio and would likely reduce the value of its assets. Because a significant percentage of term loans are not generally rated by independent credit rating agencies, a decision by the Portfolio to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower. The Portfolios may have limited rights to enforce the terms of an underlying term loan. Fees associated with loan amendments are accrued daily. At December 31, 2009, Mutual Shares Trust had $581,120 in unfunded loan commitments outstanding.

Stripped securities  Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (principal only (PO)), while the other class receives the interest cash flows (interest only (IO)). Both the PO and IO investments represent an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Portfolio becomes aware of the dividends from cash collections. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of the discount or premium related to the principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending  The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Portfolios. Any additional required cash collateral is delivered to the Portfolios or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Portfolios receive the benefit of any gains and bear any losses generated by JHCIT. JHCIT is an affiliate of the Trust. Income received from JHCIT is recorded as Securities Lending income on the Statements of Operations.

The Portfolios receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of Credit  All Portfolios described in this report have entered into an agreement which enables them to participate in a $300 million unsecured committed line of credit with the Portfolios’ custodian. The Portfolios are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets.

Pursuant to the custodian agreements, the custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated to the maximum extent permitted by law to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Distribution and service fees for all classes are calculated daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Broker commission rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statements of Operations. For the year ended December 31, 2009, the following amounts were received by Portfolios:

Portfolio	Rebate Amount
All Cap Growth Trust	$32,800
All Cap Value Trust	4,244
Alpha Opportunities Trust	47,253
Balanced Trust	11
Blue Chip Growth Trust	45,002
Capital Appreciation Trust	179,748
Capital Appreciation Value Trust	3,680
Core Allocation Plus Trust	6,371
Equity Income Trust	13,255
Financial Services Trust	178
Fundamental Value Trust	55,234
Growth Equity Trust	2,363
Health Sciences Trust	5,077
International Opportunities Trust	110
International Value Trust	2,075
Large Cap Trust	$51,584
Mid Cap Intersection Trust	117
Mid Cap Stock Trust	148,093
Mid Cap Value Equity Trust	15,236
Mid Value Trust	28,118
Natural Resources Trust	1,421
Overseas Equity Trust	15,290
Science & Technology Trust	57,533
Small Cap Growth Trust	92,586
Small Cap Opportunities Trust	14,098
Small Cap Value Trust	9,546
Small Company Growth Trust	10,722
Small Company Value Trust	2,959
Smaller Company Growth Trust	57,304
Utilities Trust	18,845

Federal Income Taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid.

At December 31, 2009, capital loss carryforwards available to offset future realized gains were as follows:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31
Portfolio	2010	2011	2012	2013	2014	2015	2016	2017
All Cap Core Trust	$137,078,416	—	—	—	—	—	$200,514,392	$212,244,569
All Cap Growth Trust	79,999,200	$34,184,832	—	—	—	—	—	78,537,769
All Cap Value Trust	—	—	—	—	—	—	4,197,134	11,514,148
American Blue Chip Income and Growth Trust	—	—	—	—	—	—	—	2,978
American Bond Trust	—	—	—	—	—	—	8,026,754	11,163,516
American Fundamental Holdings Trust	—	—	—	—	—	—	—	7,730,915
American Global Diversification Trust	—	—	—	—	—	—	—	8,133,082
American Global Growth Trust	—	—	—	—	—	—	—	4,448,646
American Growth Trust	—	—	—	—	—	—	—	19,048,054
American Growth-Income Trust	—	—	—	—	—	—	—	6,761,535
American High Income Bond Trust	—	—	—	—	—	—	901,609	28,725
American International Trust	—	—	—	—	—	—	—	3,108,508
American New World Trust	—	—	—	—	—	—	—	842,630
Blue Chip Growth Trust	35,898,826	—	—	—	—	—	151,150,685	342,278,083
Capital Appreciation Trust	16,888,611	—	—	—	—	—	108,669,437	57,071,072
Equity-Income Trust	—	—	—	—	—	—	20,592,440	172,887,968
Financial Services Trust	—	—	—	—	—	—	1,012,980	10,610,811
Franklin Templeton Founding Allocation Trust	—	—	—	—	—	—	—	35,829,837
Fundamental Value Trust	—	—	—	—	—	$346,447,618	186,635,162	210,530,383
Global Trust	—	—	—	—	—	—	37,340,711	57,908,143
Growth Equity Trust	—	—	—	—	—	—	43,407,383	99,899,394
Health Sciences Trust	—	—	—	—	—	—	—	6,854,536
International Core Trust	—	—	—	—	—	—	—	173,957,170
International Opportunities Trust	—	—	—	—	—	—	163,856,210	143,999,317
International Small Company Trust	—	—	—	—	—	—	187,248,608	157,081,665
International Value Trust	—	—	—	—	—	—	—	279,722,794
Large Cap Trust	—	—	—	—	—	—	67,731,200	206,027,944
Large Cap Value Trust	—	—	—	—	—	—	62,137,397	152,839,647
Mid Cap Stock Trust	3,570,266	—	—	—	—	7,568,745	89,377,407	175,693,107
Mid Cap Value Equity Trust	—	—	—	—	—	—	—	14,686,279
Mid Value Trust	—	—	—	—	—	13,148,626	143,050,299	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31
PORTFOLIO	2010	2011	2012	2013	2014	2015	2016	2017
Mutual Shares Trust	—	—	—	—	—	$27,735	$37,035,399	$56,481,154
Natural Resources Trust	—	—	—	—	—	—	—	127,906,265
Optimized All Cap Trust	$54,590,189	—	—	—	—	47,568,575	294,282,339	309,727,722
Optimized Value Trust	—	—	—	—	—	—	233,562,920	188,813,567
Overseas Equity Trust*	6,479,491	$11,856,814	—	—	—	—	54,199,349	145,200,688
Pacific Rim Trust	—	—	—	—	—	—	11,218,076	16,279,672
Real Estate Securities Trust	—	—	—	—	$54,281,719	—	480,433,494	189,657,470
Science & Technology Trust*	226,181,322	$83,276,818	—	—	—	—	9,259,887	36,095,921
Small Cap Growth Trust	7,507,297	—	—	—	—	—	16,867,292	31,695,312
Small Cap Opportunities Trust	—	—	—	—	—	—	33,537,850	56,854,769
Small Cap Value Trust	—	—	—	—	—	—	483,017	29,886,644
Small Company Growth Trust	—	—	—	—	—	—	11,723,702	52,857,967
Small Company Value Trust	—	—	—	—	—	4,943,069	14,415,181	44,711,877
Smaller Company Growth Trust*	—	—	—	—	—	22,370,814	18,920,752	—
U.S. Multi Sector Trust	—	—	—	—	—	—	124,937,105	80,107,103
Utilities Trust	—	—	—	—	—	—	763,989	35,778,557
Value Trust	—	—	—	—	—	—	27,255,034	37,119,069
Value & Restructuring Trust	—	—	—	—	—	—	46,392,456	85,203,021
Vista Trust	—	—	—	—	—	—	—	9,756,458

*	Availability of certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2009, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2009, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
All Cap Core Trust	$354,497,505	$42,288,747	($12,559,111)	$29,729,636
All Cap Growth Trust	100,887,889	16,109,161	(5,282,480)	10,826,681
All Cap Value Trust	90,628,108	12,257,630	(3,078,606)	9,179,024
Alpha Opportunities Trust	601,831,426	94,442,807	(11,442,703)	83,000,104
American Asset Allocation Trust	1,771,071,186	—	(32,900,142)	(32,900,142)
American Blue Chip Income & Growth Trust	231,233,816	—	(14,087,111)	(14,087,111)
American Bond Trust	1,007,090,353	—	(80,212,715)	(80,212,715)
American Fundamental Holdings Trust	1,114,643,831	39,890,084	(8,485,692)	31,404,392
American Global Diversification Trust	892,749,449	1,081,504	(31,579,319)	(30,497,815)
American Global Growth Trust	248,104,517	—	(49,732,546)	(49,732,546)
American Global Small Capitalization Trust	130,141,063	3,997,184	(28,922,060)	(24,924,876)
American Growth Trust	1,582,612,982	—	(280,112,720)	(280,112,720)
American Growth-Income Trust	1,441,327,444	—	(172,125,395)	(172,125,395)
American High-Income Bond Trust	80,104,589	18,478	(5,089,997)	(5,071,519)
American International Trust	1,001,033,009	—	(129,361,095)	(129,361,095)
American New World Trust	92,544,186	—	(12,093,491)	(12,093,491)
Balanced Trust	31,646,574	2,242,466	(237,838)	2,004,628
Blue Chip Growth Trust	1,467,637,387	291,902,217	(64,629,202)	227,273,015
Capital Appreciation Trust	971,398,155	182,673,357	(36,071,874)	146,601,483
Capital Appreciation Value Trust	303,499,319	49,493,005	(4,367,043)	45,125,962
Core Allocation Trust	33,161,026	1,084,001	(58,148)	1,025,853
Core Allocation Plus Trust	192,460,476	19,040,068	(3,693,388)	15,346,680
Core Disciplined Diversification Trust	58,841,346	3,190,006	(91,434)	3,098,572
Core Diversified Growth & Income Trust	2,093,906	12,132	(100,251)	(88,119)
Core Fundamental Holding Trust	109,599,643	5,344,195	(635,614)	4,708,581
Core Global Diversification Trust	132,226,903	3,800,645	(797,495)	3,003,150
Disciplined Diversification Trust	238,222,131	40,650,829	(8,570,417)	32,080,412
Emerging Markets Value Trust	843,464,839	314,458,672	(48,874,168)	265,584,504
Equity-Income Trust	2,007,137,696	274,033,514	(201,878,079)	72,155,435
Financial Services Trust	107,465,718	16,313,168	(10,694,209)	5,618,959
Franklin Templeton Founding Allocation Trust	1,709,634,471	—	(303,545,055)	(303,545,055)
Fundamental Value Trust	1,784,955,370	194,498,100	(88,210,385)	106,287,715
Global Trust	773,228,712	59,469,108	(131,470,533)	(72,001,425)
Growth Equity Trust	507,572,925	94,859,362	(18,984,374)	75,874,988
Health Sciences Trust	136,024,720	17,011,647	(15,876,055)	1,135,592

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
International Core Trust	$852,310,060	$57,416,591	($122,745,418)	($65,328,827)
International Opportunities Trust	555,168,430	81,074,217	(46,046,153)	35,028,064
International Small Company Trust	269,194,325	15,891,531	(49,247,821)	(33,356,290)
International Value Trust	900,874,598	85,609,689	(114,883,150)	(29,273,461)
Large Cap Trust	180,800,344	25,530,428	(22,044,612)	3,485,816
Large Cap Value Trust	366,438,102	37,895,331	(20,640,148)	17,255,183
Mid Cap Stock Trust	762,594,025	140,913,887	(18,000,066)	122,913,821
Mid Cap Value Equity Trust	123,018,463	33,223,457	(4,576,507)	28,646,950
Mid Value Trust	671,883,189	188,360,787	(12,071,001)	176,289,786
Mutual Shares Trust	600,759,562	43,069,680	(40,788,350)	2,281,330
Natural Resources Trust	321,682,295	36,181,697	(32,571,687)	3,610,010
Optimized All Cap Trust	1,175,727,892	149,211,426	(29,762,687)	119,448,739
Optimized Value Trust	264,246,421	30,970,496	(22,487,202)	8,483,294
Overseas Equity Trust	147,376,003	23,061,911	(11,456,657)	11,605,254
Pacific Rim Trust	95,745,802	17,054,494	(11,643,937)	5,410,557
Real Estate Securities Trust	409,364,060	61,848,428	(51,079,005)	10,769,423
Science & Technology Trust	396,398,755	62,645,227	(26,759,635)	35,885,592
Small Cap Growth Trust	379,108,139	70,483,144	(9,307,194)	61,175,950
Small Cap Opportunities Trust	164,375,895	31,083,439	(16,112,411)	14,971,028
Small Cap Value Trust	483,600,946	74,134,182	(36,132,031)	38,002,151
Small Company Growth Trust	124,405,372	14,728,704	(10,294,465)	4,434,239
Small Company Value Trust	469,956,540	55,948,825	(50,550,444)	5,398,381
Smaller Company Growth Trust	232,386,012	33,064,665	(4,275,219)	28,789,446
U.S. Multi Sector Trust	918,656,828	116,279,991	(54,330,166)	61,949,825
Utilities Trust	183,796,076	20,031,848	(14,104,701)	5,927,147
Value Trust	244,130,694	25,883,969	(11,196,516)	14,687,453
Value & Restructuring Trust	335,508,310	33,503,769	(33,728,231)	(224,462)
Vista Trust	135,520,796	23,948,520	(1,833,091)	22,115,429

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gain distributions at least annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each series:

During the year ended December 31, 2009, tax character of distributions paid was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$5,182,725	—	—	$5,182,725
All Cap Growth Trust	678,398	—	—	678,398
All Cap Value Trust	371,689	—	—	371,689
Alpha Opportunities Trust	1,900,434	—	—	1,900,434
American Asset Allocation Trust	29,931,040	$29,208,183	—	59,139,223
American Blue Chip Income and Growth Trust	3,318,881	9,778,540	—	13,097,421
American Bond Trust	22,315,121	—	—	22,315,121
American Fundamental Holdings Trust	16,146,326	—	—	16,146,326
American Global Diversification Trust	13,037,658	—	—	13,037,658
American Global Growth Trust	1,495,426	9,717,710	—	11,213,136
American Global Small Capitalization Trust	11,758	8,626,942	—	8,638,700
American Growth Trust	1,336,431	191,586,895	—	192,923,326
American Growth-Income Trust	12,755,440	81,439,464	—	94,194,904
American High Income Bond Trust	4,238,403	—	—	4,238,403
American International Trust	7,312,309	164,529,143	—	171,841,452
American New World Trust	699,636	656,856	—	1,356,492
Balanced Trust	520,524	235,219	—	755,743
Blue Chip Growth Trust	2,304,907	—	—	2,304,907
Capital Appreciation Trust	2,411,918	—	—	2,411,918
Capital Appreciation Value Trust	7,264,643	—	—	7,264,643
Core Allocation Trust	1,110,249	—	—	1,110,249
Core Allocation Plus Trust	9,424,710	—	—	9,424,710
Core Disciplined Diversification Trust	1,205,590	—	—	1,205,590
Core Diversified Growth & Income Trust	29,326	—	—	29,326
Core Fundamental Holdings Trust	1,655,810	—	—	1,655,810
Core Global Diversification Trust	1,759,578	—	—	1,759,578

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Disciplined Diversification Trust	$6,442,383	—	—	$6,442,383
Emerging Markets Value Trust	2,281,190	—	—	2,281,190
Equity-Income Trust	36,265,533	—	—	36,265,533
Financial Services Trust	584,471	—	—	584,471
Franklin Templeton Founding Allocation Trust	47,869,836	—	—	47,869,836
Fundamental Value Trust	14,727,117	—	—	14,727,117
Global Trust	10,020,339	—	—	10,020,339
Growth Equity Trust	1,403,856	—	—	1,403,856
Health Sciences Trust	—	$2,245,091	—	2,245,091
International Core Trust	17,190,343	20,134,506	—	37,324,849
International Opportunities Trust	5,318,627	—	—	5,318,627
International Small Company Trust	2,619,360	3,241,446	—	5,860,806
International Value Trust	16,328,452	35,227,141	—	51,555,593
Large Cap Trust	3,032,841	—	—	3,032,841
Large Cap Value Trust	5,548,419	—	—	5,548,419
Mid Cap Value Equity Trust	1,278,821	2,718,580	—	3,997,401
Mid Value Trust	3,557,402	—	—	3,557,402
Mutual Shares Trust	12,491,579	—	—	12,491,579
Natural Resources Trust	6,168,914	124,667,009	—	130,835,923
Optimized All Cap Trust	16,317,306	—	—	16,317,306
Optimized Value Trust	5,163,994	—	—	5,163,994
Overseas Equity Trust	2,956,798	—	—	2,956,798
Pacific Rim Trust	886,046	—	—	886,046
Real Estate Securities Trust	9,380,968	—	—	9,380,968
Small Cap Value Trust	2,587,938	—	—	2,587,938
Small Company Value Trust	1,272,283	44,741,635	—	46,013,918
U.S. Multi Sector Trust	12,190,243	—	—	12,190,243
Utilities Trust	6,753,384	—	—	6,753,384
Value Trust	2,623,704	—	—	2,623,704
Value & Restructuring Trust	4,565,229	—	—	4,565,229
Vista Trust	—	3,405,223	—	3,405,223

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$10,500,118	—	—	$10,500,118
All Cap Growth Trust	451,435	—	—	451,435
All Cap Value Trust	981,495	$2,453,720	—	3,435,215
Alpha Opportunities Trust	91,012	—	—	91,012
American Asset Allocation Trust	23,459,315	—	—	23,459,315
American Blue Chip Income and Growth Trust	5,813,538	1,594,586	—	7,408,124
American Bond Trust	83,800,397	27,675	—	83,828,072
American Fundamental Holding Trust	21,539,331	21,211,081	—	42,750,412
American Global Diversification Trust	20,429,162	26,486,537	—	46,915,699
American Global Growth Trust	4,954,278	—	—	4,954,278
American Global Small Capitalization Trust	997,297	—	—	997,297
American Growth Trust	25,553,554	17,529,689	—	43,083,243
American Growth-Income Trust	23,153,794	21,832,932	—	44,986,726
American High Income Bond Trust	2,973,926	—	—	2,973,926
American International Trust	37,211,389	20,712,273	—	57,923,662
American New World Trust	1,506,069	—	—	1,506,069
Blue Chip Growth Trust	9,661,405	50,965,506	—	60,626,911
Capital Appreciation Trust	4,778,347	—	—	4,778,347
Capital Appreciation Value Trust	823,428	—	—	823,428
Core Allocation Plus Trust	349,333	—	—	349,333
Core Diversified Growth & Income Trust	18,229	—	—	18,229
Disciplined Diversification Trust	1,181,752	—	—	1,181,752
Emerging Markets Value Trust	12,483,755	—	—	12,483,755
Equity-Income Trust	44,197,003	51,719,115	—	95,916,118
Financial Services Trust	927,777	6,376,132	—	7,303,909
Franklin Templeton Founding Allocation Trust	36,604,866	20,920,379	—	57,525,245

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Fundamental Value Trust	$15,227,321	$16,227,445	—	$31,454,766
Global Trust	14,737,245	—	—	14,737,245
Growth Equity Trust	198,044	—	—	198,044
Health Sciences Trust	3,504,464	1,612,114	—	5,116,578
International Core Trust	62,443,362	12,146,664	—	74,590,026
International Opportunities Trust	34,725,923	10,394,126	—	45,120,049
International Small Company Trust	4,403,797	—	—	4,403,797
International Value Trust	48,402,532	42,738,492	—	91,141,024
Large Cap Trust	6,164,181	—	—	6,164,181
Large Cap Value Trust	6,796,012	—	—	6,796,012
Mid Cap Stock Trust	2,499,000	26,346,853	—	28,845,853
Mid Cap Value Trust	6,258,030	15,125,772	—	21,383,802
Mid Cap Value Equity Trust	1,496,205	1,880,452	—	3,376,657
Mid Value Trust	2,984,413	2,145,963	—	5,130,376
Mutual Shares Trust	4,791,983	—	—	4,791,983
Natural Resources Trust	3,786,858	24,850,145	—	28,637,003
Optimized All Cap Trust	14,481,412	129,937	—	14,611,349
Optimized Value Trust	12,983,093	—	—	12,983,093
Overseas Equity Trust	8,764,859	28,959,477	—	37,724,336
Pacific Rim Trust	3,513,284	1,479,995	—	4,993,279
Real Estate Equity Trust	6,037,357	—	—	6,037,357
Real Estate Securities Trust	16,385,614	7,065,236	—	23,450,850
Small Cap Growth Trust	—	3,061,424	—	3,061,424
Small Cap Opportunities Trust	4,796,409	7,523,237	$575,052	12,894,698
Small Cap Value Trust	3,924,789	1,623,082	—	5,547,871
Small Company Growth Trust	1,479,123	2,601,503	—	4,080,626
Small Company Value Trust	4,409,597	9,516,835	—	13,926,432
U.S. Multi Sector Trust	17,550,299	—	—	17,550,299
Utilities Trust	8,526,126	5,808,835	—	14,334,961
Value Trust	3,727,320	6,864,770	—	10,592,090
Value & Restructuring Trust	5,280,482	—	—	5,280,482
Vista Trust	1,611,740	1,954,106	—	3,565,846

At December 31, 2009, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core Trust	$958,953	—	$549,837,377	$266,658
All Cap Growth Trust	107,250	—	192,721,801	—
All Cap Value Trust	86,971	—	15,711,282	366,902
Alpha Opportunities Trust	90,544,836	$2,802,692	—	—
American Asset Allocation Trust	330,116	632,209	—	364,056
American Blue Chip Income and Growth Trust	19,029	—	2,978	474,129
American Bond Trust	214,170	—	19,190,270	38,624
American Fundamental Holdings Trust	—	—	7,730,915	1,133,832
American Global Diversification Trust	—	—	8,133,082	1,872,697
American Global Growth Trust	41,587	—	4,448,646	341,614
American Global Small Capitalization Trust	—	320,510	—	1,113,912
American Growth Trust	269,144	—	19,048,054	2,150,212
American Growth-Income Trust	433,900	—	6,761,535	3,082,117
American High Income Bond Trust	10,455	—	930,334	94,984
American International Trust	177,013	—	3,108,508	137,515
American New World Trust	11,441	—	842,630	118
Balanced Trust	749,325	153,375	—	—
Blue Chip Growth Trust	1,463,014	—	529,327,594	9,537,666
Capital Appreciation Trust	618,002	—	182,629,120	—
Capital Appreciation Value Trust	4,789,968	—	—	—
Core Allocation Trust	383,062	—	—	—
Core Allocation Plus Trust	3,594,948	—	—	—
Core Disciplined Diversification Trust	328,802	—	—	—
Core Diversified Growth & Income Trust	10,863	—	—	20,350
Core Fundamental Holdings Trust	1,208,899	19,487	—	—
Core Global Diversification Trust	2,177,654	17,914	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Disciplined Diversification Trust	—	—	—	—
Emerging Markets Value Trust	$34,479,859	—	—	$761,614
Equity-Income Trust	7,288,819	—	$193,480,408	10,105,255
Financial Services Trust	—	—	11,623,791	440,628
Franklin Templeton Founding Allocation Trust	112,224	—	35,829,837	4,481,607
Fundamental Value Trust	4,211,424	—	743,613,163	33,523,292
Global Trust	703,665	—	95,248,854	7,931,459
Growth Equity Trust	486,265	—	143,306,777	—
Health Sciences Trust	—	—	6,854,536	391,251
International Core Trust	2,267,528	—	173,957,170	7,822,527
International Opportunities Trust	2,286,487	—	307,855,527	7,578,336
International Small Company Trust	734,859	—	344,330,273	153,831
International Value Trust	1,726,088	—	279,722,794	—
Large Cap Trust	552,049	—	273,759,144	1,204,455
Large Cap Value Trust	819,236	—	214,977,044	1,666,332
Mid Cap Stock Trust	278	—	276,209,525	2,664,651
Mid Cap Value Equity Trust	404,572	—	14,686,279	1,054,893
Mid Value Trust	4,876,847	—	156,198,925	1,124,011
Mutual Shares Trust	1,682,941	—	93,544,288	5,868,234
Natural Resources Trust	297,386	—	127,906,265	1,501,061
Optimized All Cap Trust	3,591,618	—	706,168,825	12,755,972
Optimized Value Trust	833,622	—	422,376,487	3,934,045
Overseas Equity Trust	224,939	—	217,736,342	2,503,865
Pacific Rim Trust	213,696	—	27,497,748	—
Real Estate Securities Trust	2,887,969	—	724,372,683	2,299,969
Science & Technology Trust	—	—	354,813,948	1,345,624
Small Cap Growth Trust	—	—	56,069,901	—
Small Cap Opportunities Trust	—	—	90,392,619	607,537
Small Cap Value Trust	866,538	—	30,369,661	799,897
Small Company Growth Trust	—	—	64,581,669	—
Small Company Value Trust	4,581,293	—	64,070,127	320,548
Smaller Company Growth Trust	636,894	$2,980,607	41,291,566	—
U.S. Multi Sector Trust	2,607,937	—	205,044,208	1,966,298
Utilities Trust	10,013	—	36,542,546	909,994
Value Trust	628,970	—	64,374,103	—
Value & Restructuring Trust	923,848	—	131,595,477	410,472
Vista Trust	—	—	9,756,458	40,054

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2009 (post-October deferral), are treated as arising on January 1, 2010, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to foreign currency transactions, net operating losses, paydowns, partnerships, distribution reclassifications, amortization and accretion on debt securities, derivative transactions, expiration of capital loss carryforwards, real estate investment trust, merger related transactions and investments in passive foreign investment companies.

Foreign Currency Translation  The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments. Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

3.  FINANCIAL INSTRUMENTS

Futures  The Portfolios may purchase and sell financial futures contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Portfolios use futures contracts to manage against a decline in the value of securities owned due to anticipated interest rate, currency or market changes, to gain exposure to certain markets or for duration management.

FINANCIAl INSTRUMENTS, CONTINUED

When the Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following summarizes the Portfolios’ use of futures contracts during the year ended December 31, 2009 and the contracts held as of December 31, 2009:

All Cap Core Trust

The Portfolio used futures to gain exposure to certain securities markets.

During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $9.2 million to $37.3 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
All Cap Core Trust	Russell 2000 Mini Index Futures	8	Long	Mar 2010	$499,120	$20,825
	S&P Emini Index Futures	159	Long	Mar 2010	8,830,065	58,949
					$9,329,185	$79,774

Balanced Trust

The Portfolio used futures contracts to gain exposure to certain securities markets.

During the period ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $1.8 million to $2.8 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Balanced Trust	Russell 2000 Mini Index Futures	45	Long	Mar 2010	$2,807,550	$80,430
					$2,807,550	$80,430

Core Allocation Plus Trust

The Portfolio used futures to enhance potential gain/income, manage duration of the portfolio, hedge against anticipated changes in securities markets / interest rate and gain exposure to certain securities markets.

During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $18.9 million to $20.6 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Core Allocation Plus Trust	Australian 10-Year Treasury Bond Futures	25	Long	Mar 2010	$2,286,164	($20,747)
	Dow Jones Euro STOXX 50 Index Futures	22	Long	Mar 2010	937,312	28,328
	E-Mini S&P 500 Index Futures	35	Long	Mar 2010	1,943,725	44,385
	FTSE 100 Index Futures	3	Long	Mar 2010	259,797	4,524
	MSCI EAFE E-Mini Index Futures	128	Long	Mar 2010	10,040,320	70,163
	S&P/TSE 60 Index Futures	4	Long	Mar 2010	528,412	8,779
	TOPIX Index Futures	4	Long	Mar 2010	388,468	4,512
	U.K. Long Gilt Bond Futures	11	Short	Mar 2010	2,033,457	46,864
	U.S. Treasury 10-Year Note Futures	19	Short	Mar 2010	2,193,609	82,040
					$20,611,264	$268,848

International Core Trust

The Portfolio used futures contracts to gain exposure to certain securities markets.

During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $52.2 million to $88.7 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
International Core Trust	CAC 40 Index Futures	121	Long	Jan 2010	$6,836,908	$176,767
	DAX Index Futures	34	Long	Mar 2010	7,261,755	190,596
	FTSE MIB Index Futures	67	Long	Mar 2010	11,181,410	294,161
	SGX MSCI Singapore Index Futures	160	Long	Jan 2010	7,960,992	174,064
	ASX SPI 200 Index Futures	3	Short	Mar 2010	328,692	(16,919)
	FTSE 100 Index Futures	15	Short	Mar 2010	1,298,985	(41,952)
	Hang Seng Index Futures	1	Short	Jan 2010	141,390	(3,806)
	OMX 30 Index Futures	22	Short	Jan 2010	292,886	(1,591)

FINANCIAL INSTRUMENTS, CONTINUED

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
International Core Trust (continued)
	S&P/TSE 60 Index Futures	122	Short	Mar 2010	$16,116,575	($341,618)
	TOPIX Index Futures	9	Short	Mar 2010	874,054	(14,012)
					$52,293,647	$415,690

Smaller Company Growth Trust

The Portfolio used futures contracts to gain exposure to certain securities markets.

During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $304.3 thousand to $463.4 thousand.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Smaller Company Growth Trust	Russell 2000 Mini Index Futures	7	Long	Mar 2010	$436,730	$20,587
					$436,730	$20,587

U.S. Multi Sector Trust

The Portfolio used futures contracts to gain exposure to certain securities markets.

During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $15.7 million to $21.5 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
US Multi Sector Trust	E-Mini S&P 500 Index Futures	388	Long	Mar 2010	$21,547,580	$259,989
					$21,547,580	$259,989

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report may enter into foreign currency contracts to manage foreign currency exposure. In addition, the Portfolios may enter into forward foreign currency contracts as a part of an investment strategy, in order to gain exposure to a currency, or to shift exposure to foreign currency fluctuation from one currency to another, without purchasing securities denominated in that currency.

A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price in the future. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Portfolio could be exposed to risk if the value of the currency changes relative to the U.S. dollar. A transaction may be affected unfavorably by factors that affect the subject currencies, including economic, political and legal developments and exchange control regulations.

Additionally, the Portfolio could be exposed to loss if counterparties are unable to meet the terms of the contracts. If a counterparty defaults, the Portfolio will have contractual remedies and certain Portfolios may hold collateral to mitigate exposure to counterparties. There is no assurance, however, that the counterparty will be able to meet its obligations or that the Portfolio will succeed in pursuing contractual remedies. Thus, the Portfolio assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to these transactions.

The following summarizes the Portfolios’ use of forward foreign currency exchange contracts during the year ended December 31, 2009 and contracts held as of December 31, 2009:

Alpha Opportunities Trust

The Portfolio used forward foreign currency exchange contracts to hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional value is represented below.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Alpha Opportunities Trust	SELLS
	Japanese Yen	66,260,000	$739,344	6/23/2010	$26,944
			$739,344		$26,944

FINANCIAL INSTRUMENTS, CONTINUED

Core Allocation Plus Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $4.5 million to $8.8 million.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Core Allocation Plus Trust	BUYS
	Brazilian Real	303,000	$168,802	3/17/2010	$2,803
	Brazilian Real	151,000	83,241	3/17/2010	2,278
	Brazilian Real	151,000	83,545	3/17/2010	1,974
	Canadian Dollar	543,000	512,753	3/18/2010	6,456
	Euro	1,030,000	1,506,087	3/19/2010	(29,735)
	Indian Rupee	18,900,000	408,649	1/25/2010	(3,079)
	Japanese Yen	80,316,000	897,250	3/11/2010	(34,592)
	Mexican Peso	1,802,000	136,826	3/17/2010	(228)
	Mexican Peso	4,157,000	318,884	3/17/2010	(3,767)
	Pound Sterling	415,000	673,896	3/17/2010	(3,893)
	Pound Sterling	417,000	677,896	3/19/2010	(4,674)
	Swedish Krona	812,000	113,994	3/17/2010	(454)
	Swedish Krona	811,000	113,797	3/17/2010	(397)
	Swedish Krona	800,000	112,254	3/17/2010	(392)
			$5,807,874		($67,700)
	SELLS
	Brazilian Real	505,000	$284,347	3/17/2010	($1,662)
	Euro	401,000	587,385	3/19/2010	12,611
	Euro	237,000	348,651	3/17/2010	8,945
	Japanese Yen	31,350,000	349,724	3/17/2010	12,988
	Japanese Yen	44,275,000	499,721	3/11/2010	24,172
	Japanese Yen	31,350,000	349,775	3/17/2010	13,039
	Pound Sterling	263,000	428,669	3/19/2010	4,071
			$2,848,272		$74,164

International Core Trust

The Portfolio used forward foreign currency contracts to hedge against anticipated currency exchange rate changes.

During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $96.6 million to $207.0 million.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
International Core Trust	BUYS
	Hong Kong Dollar	19,669,842	$2,539,730	2/19/2010	($1,965)
	Swedish Krona	97,391,719	13,615,191	2/19/2010	773
	Swedish Krona	97,391,719	13,600,391	2/19/2010	15,573
	Swiss Franc	11,584,428	11,192,576	2/19/2010	9,362
	Swiss Franc	11,584,428	11,188,392	2/19/2010	13,545
			$52,136,280		$37,288
	SELLS
	Canadian Dollar	17,630,714	$16,652,780	2/19/2010	($205,477)
	Euro	1,735,957	2,529,225	2/19/2010	40,835
	Hong Kong Dollar	9,848,202	1,270,883	2/19/2010	287
	Pound Sterling	5,186,113	8,487,333	2/19/2010	113,052
	Pound Sterling	5,186,113	8,479,139	2/19/2010	104,858
	Singapore Dollar	9,917,684	7,099,273	2/19/2010	43,311
			$44,518,633		$96,866

FINANCIAL INSTRUMENTS, CONTINUED

Mutual Shares Trust

The Portfolio used forward foreign currency exchange contracts to hedge against anticipated currency exchange rate changes and to gain exposure to foreign currencies.

During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $107.6 million to $164.2 million.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Mutual Shares Trust	BUYS
	Australian Dollar	198,000	$180,121	1/19/2010	($2,519)
	Australian Dollar	67,000	60,360	1/19/2010	(263)
	Australian Dollar	99,000	90,071	1/19/2010	(1,270)
	Australian Dollar	270,300	246,170	1/19/2010	(3,717)
	Euro	3,959,256	5,915,214	1/14/2010	(239,492)
	Japanese Yen	56,831,170	622,847	4/20/2010	(12,243)
	Singapore Dollar	375,200	266,505	3/24/2010	380
	Swiss Franc	558,100	548,863	5/10/2010	(8,828)
			$7,930,151		($267,952)
	SELLS
	Australian Dollar	1,300,000	$1,201,200	1/19/2010	$35,128
	Australian Dollar	70,000	62,614	1/19/2010	(175)
	Danish Krone	13,245,392	2,657,362	4/23/2010	108,669
	Euro	50,118,990	74,034,709	1/14/2010	2,187,508
	Japanese Yen	21,000,000	227,283	4/20/2010	1,655
	Japanese Yen	229,929,137	2,526,694	4/20/2010	56,294
	Japanese Yen	29,129,846	327,766	4/20/2010	14,789
	Norwegian Krone	2,800,000	481,306	2/16/2010	(1,432)
	Norwegian Krone	50,492,009	8,937,640	2/16/2010	232,491
	Pound Sterling	25,527,157	42,579,297	1/13/2010	1,349,719
	Pound Sterling	1,489,358	2,437,843	1/13/2010	32,343
	Pound Sterling	2,385,595	3,935,885	1/13/2010	82,848
	Singapore Dollar	230,140	162,770	3/24/2010	(932)
	Singapore Dollar	2,462,707	1,741,759	3/24/2010	(9,998)
	South Korean Won	1,571,233,500	1,347,953	1/15/2010	(2,476)
	South Korean Won	260,493,750	225,000	1/15/2010	1,113
	Swiss Franc	2,006,441	1,908,464	5/10/2010	(33,031)
	Swiss Franc	5,160,642	4,859,819	5/10/2010	(133,780)
	Swiss Franc	170,500	166,181	5/10/2010	1,200
	Swiss Franc	6,721,072	6,399,966	5/10/2010	(103,554)
			$156,221,511		$3,818,379

Overseas Equity Trust

The Portfolio used forward foreign currency contracts to hedge against anticipated currency exchange rate changes.

During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $4.9 million to $14.1 million.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Overseas Equity Trust	BUYS
	Euro	3,312,510	$4,748,151	1/6/2010	$490
			$4,748,151		$490
	SELLS
	Euro	3,312,510	$4,926,000	1/6/2010	$177,359
			$4,926,000		$177,359

FINANCIAL INSTRUMENTS, CONTINUED

Utilities Trust

The Portfolio used forward foreign currency contracts to enhance potential gain and to hedge against anticipated currency exchange rate changes.

During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $17.0 million to $18.8 million.

Portfolio	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Utilities Trust	BUYS
	Euro	56,276	$83,583	1/13/2010	($2,910)
	Euro	67,794	101,700	1/13/2010	(4,515)
	Euro	275,569	412,056	1/13/2010	(17,019)
	Euro	1,546,595	2,273,472	1/13/2010	(56,374)
	Euro	28,332	40,430	3/15/2010	180
	Euro	56,699	82,256	3/15/2010	(986)
			$2,993,497		($81,624)
	SELLS
	Euro	73,667	$110,813	1/13/2010	$5,209
	Euro	44,594	65,530	1/13/2010	1,602
	Euro	9,871	14,085	3/15/2010	(63)
	Euro	879,352	1,284,294	3/15/2010	23,864
	Euro	6,916,099	10,104,421	3/15/2010	191,148
	Euro	26,741	38,794	3/15/2010	465
	Pound Sterling	1,028,613	1,635,776	1/13/2010	(25,564)
	Pound Sterling	161,000	269,169	1/13/2010	9,134
	Pound Sterling	32,669	52,185	1/13/2010	(579)
	Pound Sterling	935,801	1,486,427	1/13/2010	(25,010)
	Pound Sterling	44,612	71,156	1/13/2010	(898)
	Pound Sterling	43,875	71,770	1/13/2010	906
			$15,204,420		$180,214

Options  Each Portfolio of the Trust described in this report may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Portfolio may use options to manage against possible changes in the market value of the Portfolio’s assets, mitigate exposure to fluctuations in currency values or interest rates, or protect the Portfolio’s unrealized gains. In addition, the Portfolio may use options to facilitate Portfolio investment transactions by protecting the Portfolio against a change in the market price of the investment, enhance potential gains, or as a substitute for the purchase or sale of securities or currency.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolios of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

During the year ended December 31, 2009, the Portfolios used purchased options to enhance potential gain, gain exposure to certain securities markets and currencies and maintain liquidity and diversity of the Portfolios.

Notional amounts of purchased options at December 31, 2009 are representative of the options activities during the period ended December 31, 2009. Purchased options held by the Portfolios are detailed in the accompanying Portfolios of Investments.

FINANCIAL INSTRUMENTS, CONTINUED

The following summarizes the written options contracts activity during the year ended December 31, 2009:

	Number of Contracts	Premiums Received
Capital Appreciation Value Trust
Outstanding, beginning of period	166	$100,549
Options written	6,685	1,257,947
Option closed	(2,398)	(503,972)
Options expired	(12)	(4,579)
Outstanding, end of period	4,441	$849,945
Core Allocation Plus Trust
Outstanding, beginning of period	279	$14,965
Options written	46,713	634,440
Option closed	(28,039)	(521,450)
Options expired	(18,569)	(34,209)
Outstanding, end of period	384	$93,746
Health Sciences Trust
Outstanding, beginning of period	6,366	$3,511,093
Options written	16,418	6,676,627
Option closed	(12,010)	(5,629,963)
Options expired	(4,122)	(1,050,919)
Outstanding, end of period	6,652	$3,506,838
Mutual Shares Trust
Outstanding, beginning of period	202	$32,590
Options written	1,042	133,551
Option closed	—	—
Options expired	(1,244)	(166,141)
Outstanding, end of period	—	—

The following summarizes the Portfolios’ use of option contracts and the contracts held as of December 31, 2009:

Options on Securities

Capital Appreciation Value Trust

The Portfolio used written options to hedge against potential changes in securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options with total number of contracts that ranged from approximately 1,281 to 4,440.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Capital Appreciation Value Trust	CALLS
	Coca Cola Co.	$52.50	Jan 2010	3	300	$524	($1,482)
	Exxon Mobile Corp.	80.00	Jan 2011	226	22,600	91,140	(42,488)
	Exxon Mobile Corp.	75.00	Jan 2011	478	47,800	240,772	(150,570)
	Johnson and Johnson	70.00	Jan 2011	101	10,100	23,759	(21,210)
	Microsoft Corp.	22.50	Jan 2010	147	14,700	26,389	(122,010)
	Pifzer, Inc.	20.00	Jan 2011	2,603	260,300	245,508	(304,551)
	Procter and Gamble Co.	65.00	Jan 2011	271	27,100	100,931	(86,991)
	Procter and Gamble Co.	60.00	Jan 2010	382	38,200	62,194	(46,986)
	Walmart Stores, Inc.	60.00	Jan 2010	230	23,000	58,728	(230)
				4,441	444,100	$849,945	($776,518)

Core Allocation Plus Trust

The Portfolio used written options to enhance potential gain, hedge against anticipated changes in securities market and gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held written options with total number of contracts that ranged from approximately 380 to 40,340.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Core Allocation Plus Trust	CALLS
	Netease.com, Inc.	$47.00	Mar 2010	64	6,400	$9,752	($2,560)
	New Oriental Ed and Technology	90.00	Apr 2010	16	1,600	7,280	(2,183)
	Perfect World Company	65.00	Mar 2010	52	5,200	10,764	(520)
	Shanda Interactive Entertainment Ltd.	70.00	Jan 2010	31	3,100	8,773	(155)
	Shanda Interactive Entertainment Ltd.	65.00	Jan 2011	71	7,100	33,867	(26,980)
	Sina Corp.	40.00	Mar 2010	135	13,500	17,280	(87,750)
	Sohu.com, Inc.	70.00	Jun 2010	15	1,500	6,030	(3,750)
				384	38,400	$93,746	($123,898)

FINANCIAL INSTRUMENTS, CONTINUED

Health Sciences Trust

The Portfolio used written options to enhance potential gain and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options with total number of contracts that ranged from approximately 6,650 to 9,100.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences Trust	CALLS
	Aetna, Inc.	$35.00	Jan 2010	19	1,900	$2,318	($285)
	Alexion Pharmaceuticals, Inc.	50.00	Feb 2010	15	1,500	2,215	(2,812)
	Allergan, Inc.	60.00	Jan 2010	32	3,200	7,129	(11,552)
	AMAG Pharmaceuticals, Inc.	70.00	Jan 2010	4	400	1,088	(20)
	Amerigroup Corp.	30.00	Jun 2010	27	2,700	2,889	(4,050)
	Amerigroup Corp.	25.00	Mar 2010	82	8,200	9,772	(23,575)
	Amgen, Inc.	60.00	Jan 2010	30	3,000	2,947	(780)
	Amgen, Inc.	62.50	Jan 2010	35	3,500	7,070	(175)
	Baxter Intl, Inc.	55.00	Jan 2010	24	2,400	4,248	(9,600)
	Baxter Intl, Inc.	62.50	May 2010	32	3,200	3,936	(5,920)
	Carefusion Corp.	27.50	Jun 2010	45	4,500	6,805	(5,962)
	Celgene Corp.	60.00	Jan 2010	47	4,700	14,878	(940)
	Cephalon, Inc.	90.00	Jan 2010	1	100	167	(5)
	Cerner Corp.	70.00	Jan 2010	3	300	741	(3,750)
	Cerner Corp.	90.00	Mar 2010	29	2,900	4,456	(6,960)
	Cigna Corp.	32.00	Jan 2010	47	4,700	6,809	(19,881)
	Cigna Corp.	30.00	Jan 2010	14	1,400	3,458	(8,120)
	Community Health Systems, Inc.	40.00	Jan 2010	64	6,400	7,924	(1,280)
	Community Health Systems, Inc.	45.00	Jun 2010	1	100	177	(130)
	Conceptus, Inc.	22.50	Aug 2010	55	5,500	8,360	(7,562)
	Covance, Inc.	55.00	Feb 2010	47	4,700	19,522	(10,575)
	Covance, Inc.	50.00	Jan 2010	12	1,200	2,244	(5,880)
	Covance, Inc.	60.00	Jan 2010	17	1,700	3,944	(170)
	Covidien Ltd	45.00	Jan 2010	32	3,200	6,566	(10,912)
	Covidien PLC	50.00	Apr 2010	14	1,400	2,165	(2,030)
	Covidien PLC	55.00	Jul 2010	14	1,400	1,498	(1,400)
	CR Bard, Inc.	90.00	Jan 2010	4	400	408	(40)
	Cubist Pharmaceuticals, Inc.	25.00	Feb 2010	15	1,500	2,505	(150)
	CVS Caremark Corp.	35.00	Jan 2010	69	6,900	13,247	(690)
	CVS Caremark Corp.	35.00	May 2010	43	4,300	5,076	(5,375)
	Davita, Inc.	65.00	Apr 2010	30	3,000	4,147	(2,550)
	Davita, Inc.	60.00	Jan 2010	15	1,500	2,136	(750)
	Express Scripts, Inc.	70.00	Jan 2010	27	2,700	5,333	(44,685)
	Express Scripts, Inc.	75.00	Jan 2010	33	3,300	8,876	(38,280)
	Express Scripts, Inc.	100.00	May 2010	25	2,500	5,957	(5,575)
	Genzyme Corp.	60.00	Apr 2010	15	1,500	2,979	(637)
	Gilead Sciences, Inc.	50.00	Feb 2010	47	4,700	9,541	(940)
	Gilead Sciences, Inc.	55.00	Feb 2010	47	4,700	9,794	(141)
	Gilead Sciences, Inc.	65.00	Jan 2011	121	12,100	14,231	(3,933)
	Gilead Sciences, Inc.	60.00	Jan 2011	121	12,100	26,159	(8,470)
	Gilead Sciences, Inc.	55.00	Jan 2011	49	4,900	13,328	(6,811)
	Gilead Sciences, Inc.	50.00	May 2010	58	5,800	13,864	(4,930)
	Gilead Sciences, Inc.	55.00	May 2010	96	9,600	11,108	(2,640)
	Henry Schein, Inc.	60.00	Jan 2010	13	1,300	1,781	(130)
	Human Genome Sciences, Inc.	35.00	Apr 2010	45	4,500	7,085	(9,158)
	Human Genome Sciences, Inc.	20.00	Jan 2010	17	1,700	5,699	(18,190)
	Human Genome Sciences, Inc.	30.00	Jan 2010	14	1,400	2,128	(2,114)
	Humana, Inc.	45.00	Feb 2010	47	4,700	9,964	(8,930)
	Humana, Inc.	40.00	Jan 2010	33	3,300	5,676	(13,893)
	Humana, Inc.	45.00	May 2010	62	6,200	14,504	(24,800)
	Humana, Inc.	50.00	May 2010	25	2,500	4,790	(4,875)
	Illumina, Inc.	40.00	Jan 2010	93	9,300	11,161	(465)
	Intuitive Surgical, Inc.	200.00	Jan 2010	4	400	2,888	(41,600)
	Intuitive Surgical, Inc.	270.00	Jan 2010	16	1,600	13,871	(56,320)
	Laboratory Corp. Amer Hldgs	70.00	Jan 2010	17	1,700	3,349	(8,500)
	Mckesson Corp.	60.00	Jan 2010	34	3,400	6,698	(10,200)
	Medco Health Solutions, Inc.	70.00	Apr 2010	14	1,400	2,576	(1,890)
	Medco Health Solutions, Inc.	60.00	Jan 2010	34	3,400	7,668	(15,640)
	Medtronic, Inc.	42.00	Jan 2010	62	6,200	6,929	(15,686)
	Medtronic, Inc.	45.00	Jan 2010	34	3,400	3,638	(2,040)
	Medtronic, Inc.	50.00	Jan 2011	38	3,800	8,295	(9,880)
	Merck & Company, Inc.	36.00	Apr 2010	15	1,500	1,620	(3,585)
	Mindray Medical International, Inc.	30.00	Jan 2010	51	5,100	11,096	(23,970)
	Monsanto Company	90.00	Jan 2010	35	3,500	4,130	(420)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences Trust, continued	CALLS
	Myriad Genetics, Inc.	$45.00	Jan 2010	27	2,700	$6,269	($270)
	Onyx Pharmaceuticals, Inc.	45.00	Jan 2010	19	1,900	3,628	(95)
	Pfizer, Inc.	20.00	Jan 2011	92	9,200	8,924	(10,764)
	Psychiatric Solutions, Inc.	25.00	Jun 2010	75	7,500	11,144	(8,625)
	Shire PLC Adr	60.00	Apr 2010	14	1,400	1,661	(4,200)
	St Jude Medical, Inc.	40.00	Jan 2010	49	4,900	9,898	(294)
	St Jude Medical, Inc.	45.00	Jan 2011	49	4,900	13,328	(8,698)
	St Jude Medical, Inc.	45.00	Jul 2010	37	3,700	4,144	(2,590)
	Stericycle, Inc.	65.00	May 2010	3	300	366	(113)
	SXC Health Solutions Corp.	60.00	Jul 2010	13	1,300	7,111	(5,460)
	Vertex Pharmaceuticals, Inc.	50.00	Apr 2010	60	6,000	7,320	(10,050)
	Wellpoint, Inc.	55.00	Jan 2010	17	1,700	4,539	(7,293)
	Wellpoint, Inc.	55.00	Mar 2010	94	9,400	17,678	(54,050)
	Zimmer Holdings, Inc.	60.00	Jan 2010	15	1,500	2,055	(1,125)
				2,824	282,400	$515,626	($656,836)

	PUTS
	Abbott Labs	$60.00	Jan 2010	22	2,200	$26,374	($14,080)
	Abbott Labs	55.00	Jan 2010	10	1,000	8,160	(1,650)
	Abbott Labs	50.00	Jan 2010	6	600	5,922	(90)
	Acorda Therapeutics, Inc.	25.00	Jan 2011	15	1,500	9,430	(9,075)
	Aetna, Inc.	35.00	Jan 2010	13	1,300	9,503	(3,952)
	Alcon, Inc.	170.00	Jan 2010	11	1,100	28,258	(7,480)
	Alexion Pharmaceuticals, Inc.	50.00	Feb 2010	5	500	1,690	(1,538)
	Alexion Pharmaceuticals, Inc.	40.00	Feb 2010	6	600	3,347	(195)
	Alexion Pharmaceuticals, Inc.	32.50	Jan 2010	3	300	1,611	(30)
	Alexion Pharmaceuticals, Inc.	40.00	Jan 2010	12	1,200	8,055	(120)
	Alexion Pharmaceuticals, Inc.	45.00	Jan 2011	6	600	4,503	(3,030)
	Allergan, Inc.	60.00	Jan 2010	16	1,600	16,751	(480)
	Allergan, Inc.	60.00	Jan 2011	34	3,400	37,297	(19,380)
	Allos Therapeutics, Inc.	7.50	Jan 2010	24	2,400	4,953	(2,400)
	Allscript Misys Healthcare	25.00	Mar 2010	64	6,400	34,187	(31,680)
	Allscript Misys Healthcare	27.50	Mar 2010	32	3,200	19,608	(23,200)
	AMAG Pharmaceuticals, Inc.	45.00	Feb 2010	15	1,500	9,825	(11,325)
	AMAG Pharmaceuticals, Inc.	65.00	Jan 2010	2	200	3,407	(5,420)
	AMAG Pharmaceuticals, Inc.	45.00	Jan 2011	18	1,800	21,036	(20,070)
	AMAG Pharmaceuticals, Inc.	50.00	Jan 2011	9	900	10,457	(13,095)
	Amgen, Inc.	60.00	Jan 2010	31	3,100	12,915	(8,866)
	Amylin Pharmaceuticals, Inc.	20.00	Jan 2010	22	2,200	12,914	(12,760)
	Amylin Pharmaceuticals, Inc.	25.00	Jan 2010	18	1,800	13,086	(19,440)
	Amylin Pharmaceuticals, Inc.	15.00	Jan 2010	32	3,200	17,802	(3,840)
	Amylin Pharmaceuticals, Inc.	15.00	Jan 2011	34	3,400	14,178	(13,770)
	Amylin Pharmaceuticals, Inc.	20.00	Jan 2011	17	1,700	12,699	(12,665)
	Baxter International, Inc.	55.00	Jan 2010	5	500	635	(75)
	Baxter Intl, Inc.	70.00	Jan 2010	15	1,500	11,745	(17,025)
	Baxter Intl, Inc.	75.00	Jan 2010	5	500	5,485	(8,175)
	Beckman Coulter, Inc.	70.00	Feb 2010	9	900	7,299	(4,905)
	Becton Dickinson & Company	70.00	Mar 2010	12	1,200	9,684	(780)
	Biocryst Pharmaceuticals, Inc.	12.50	Jan 2011	27	2,700	16,224	(19,305)
	Biogen Idec, Inc.	55.00	Jan 2011	14	1,400	10,318	(9,660)
	Biogen Idec, Inc.	50.00	Jan 2011	16	1,600	11,454	(7,360)
	Boston Scientific Corp.	12.50	Jan 2010	39	3,900	12,997	(13,377)
	Boston Scientific Corp.	12.50	Jan 2011	61	6,100	18,211	(23,485)
	Bristol Myers Squibb Company	25.00	Jan 2010	43	4,300	26,970	(1,591)
	Cardinal Health, Inc.	45.00	Jan 2010	19	1,900	17,993	(1,805)
	Cardinal Health, Inc.	40.00	Jan 2011	17	1,700	15,287	(15,300)
	Catalyst Health Solutions, Inc.	30.00	Mar 2010	19	1,900	9,633	(570)
	Celgene Corp.	60.00	Jan 2010	3	300	2,571	(1,320)
	Celgene Corp.	50.00	Jan 2010	12	1,200	17,394	(180)
	Celgene Corp.	55.00	Jan 2010	3	300	4,371	(315)
	Celgene Corp.	60.00	Jan 2011	15	1,500	19,884	(15,300)
	Celgene Corp.	55.00	Jan 2011	3	300	2,691	(2,250)
	Cephalon, Inc.	90.00	Jan 2010	1	100	1,727	(2,735)
	Cephalon, Inc.	60.00	Jan 2010	14	1,400	10,318	(1,400)
	Cephalon, Inc.	65.00	Jan 2011	5	500	4,790	(4,575)
	Cephalon, Inc.	55.00	Jan 2011	5	500	3,635	(2,275)
	Cephalon, Inc.	65.00	May 2010	13	1,300	13,128	(8,580)
	Cerner Corp.	60.00	Jan 2010	5	500	4,085	(25)
	Cerner Corp.	70.00	Jan 2010	5	500	7,385	(50)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Cerner Corp.	$65.00	Jan 2010	6	600	$6,402	($30)
	Cerner Corp.	80.00	Jan 2011	32	3,200	54,463	(32,480)
	Cerner Corp.	75.00	Jan 2011	47	4,700	57,432	(37,365)
	Cerner Corp.	70.00	Mar 2010	9	900	9,975	(1,035)
	Cerner Corp.	80.00	Mar 2010	32	3,200	47,505	(12,320)
	Cerner Corp.	75.00	Mar 2010	32	3,200	35,293	(6,400)
	Charles River Laboratories	40.00	Feb 2010	2	200	1,694	(1,250)
	Cigna Corp.	35.00	Jan 2010	5	500	720	(550)
	Cigna Corp.	32.00	Jan 2010	12	1,200	1,944	(240)
	Computer Programs & Systems	45.00	Mar 2010	19	1,900	15,624	(5,985)
	Covance, Inc.	55.00	Feb 2010	16	1,600	7,952	(4,000)
	Covidien Ltd.	50.00	Apr 2010	25	2,500	18,174	(9,375)
	Covidien Ltd.	50.00	Jan 2010	29	2,900	23,877	(6,453)
	Covidien Ltd.	55.00	Jan 2010	3	300	3,940	(2,145)
	Covidien Ltd.	45.00	Jan 2010	32	3,200	14,909	(480)
	CR Bard, Inc.	80.00	Jan 2010	15	1,500	15,915	(3,788)
	CR Bard, Inc.	70.00	Jan 2010	6	600	3,986	(48)
	CR Bard, Inc.	75.00	Jan 2010	6	600	5,373	(150)
	Cubist Pharmaceuticals, Inc.	17.50	Jan 2011	30	3,000	9,139	(7,200)
	CVS Caremark Corp.	30.00	Jan 2010	39	3,900	23,413	(585)
	CVS Caremark Corp.	35.00	Jan 2010	15	1,500	8,542	(4,125)
	CVS Caremark Corp.	40.00	Jan 2011	36	3,600	32,565	(32,040)
	CVS Caremark Corp.	35.00	Jan 2011	6	600	4,422	(3,330)
	CVS Caremark Corp.	30.00	Jan 2011	6	600	2,622	(1,710)
	CVS Caremark Corp.	35.00	May 2010	17	1,700	7,089	(6,885)
	Davita, Inc.	60.00	Apr 2010	16	1,600	10,672	(5,920)
	Davita, Inc.	65.00	Apr 2010	3	300	2,301	(2,085)
	Davita, Inc.	55.00	Jan 2010	6	600	3,660	(90)
	Davita, Inc.	60.00	Jan 2010	5	500	3,035	(875)
	Davita, Inc.	50.00	Jan 2010	6	600	4,996	(60)
	Davita, Inc.	65.00	Jul 2010	22	2,200	15,895	(17,380)
	Dendreon Corp.	25.00	Jan 2011	16	1,600	12,752	(12,520)
	Dendreon Corp.	30.00	Jan 2011	5	500	5,412	(5,375)
	Dentsply International, Inc.	30.00	Jan 2010	3	300	891	(23)
	Edwards Lifesciences Corp.	65.00	Feb 2010	3	300	1,881	(45)
	Edwards Lifesciences Corp.	55.00	Jan 2010	2	200	1,294	(20)
	Edwards Lifesciences Corp.	65.00	Jan 2010	2	200	1,194	(20)
	Edwards Lifesciences Corp.	90.00	May 2010	7	700	7,329	(4,900)
	Elan Corp. PLC	25.00	Jan 2010	12	1,200	9,924	(22,200)
	Elan Corp. PLC	20.00	Jan 2010	12	1,200	5,484	(16,200)
	Eli Lilly & Company	40.00	Jan 2010	17	1,700	11,849	(7,310)
	Eli Lilly & Company	40.00	Jan 2011	45	4,500	33,969	(33,075)
	Express Scripts, Inc.	75.00	Jan 2010	19	1,900	13,791	(285)
	Express Scripts, Inc.	80.00	Jan 2010	31	3,100	54,918	(1,085)
	Express Scripts, Inc.	65.00	Jan 2010	6	600	6,985	(60)
	Express Scripts, Inc.	70.00	Jan 2010	26	2,600	34,739	(130)
	Express Scripts, Inc.	80.00	Jan 2011	16	1,600	23,716	(12,880)
	Express Scripts, Inc.	85.00	Jan 2011	6	600	7,936	(6,150)
	Forest Laboratories, Inc.	35.00	Feb 2010	156	15,600	103,500	(48,360)
	Forest Laboratories, Inc.	40.00	Jan 2010	1	100	817	(790)
	Genzyme Corp.	75.00	Jan 2010	1	100	1,447	(2,600)
	Gilead Sciences, Inc.	45.00	Feb 2010	3	300	1,191	(825)
	Gilead Sciences, Inc.	45.00	Jan 2010	5	500	3,135	(950)
	Gilead Sciences, Inc.	45.00	Jan 2011	9	900	5,123	(5,220)
	Gilead Sciences, Inc.	45.00	May 2010	6	600	2,142	(2,400)
	Henry Schein, Inc.	60.00	Jan 2010	2	200	3,794	(1,460)
	Henry Schein, Inc.	35.00	Jan 2010	2	200	854	(10)
	Henry Schein, Inc.	45.00	Jan 2010	3	300	2,051	(30)
	Human Genome Sciences, Inc.	20.00	Jan 2010	15	1,500	12,260	(45)
	Human Genome Sciences, Inc.	20.00	Jan 2011	27	2,700	28,272	(6,480)
	IDEXX Laboratories, Inc.	50.00	Apr 2010	17	1,700	6,497	(3,145)
	Illumina, Inc.	45.00	Jan 2010	3	300	4,281	(4,275)
	Illumina, Inc.	35.00	Jan 2011	24	2,400	21,527	(18,360)
	Immucor Corp.	12.50	Jan 2010	32	3,200	5,664	(160)
	Intuitive Surgical, Inc.	200.00	Jan 2010	4	400	18,268	(40)
	Intuitive Surgical, Inc.	250.00	Jan 2010	8	800	11,970	(168)
	Intuitive Surgical, Inc.	270.00	Jan 2010	2	200	1,955	(120)
	Johnson & Johnson	55.00	Jan 2010	10	1,000	7,650	(50)
	Johnson & Johnson	60.00	Jan 2010	7	700	4,494	(63)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Johnson & Johnson	$65.00	Jan 2011	63	6,300	$76,669	($36,540)
	Johnson & Johnson	70.00	Jan 2011	63	6,300	96,013	(57,960)
	King Pharmaceuticals, Inc.	15.00	Jan 2011	12	1,200	4,884	(4,260)
	Laboratory Corp. of America Holdings	65.00	Jan 2010	16	1,600	6,832	(160)
	Laboratory Corp. of America Holdings	60.00	Jan 2010	21	2,100	14,991	(105)
	Laboratory Corp. of America Holdings	55.00	Jan 2010	6	600	3,582	(30)
	Laboratory Corp. of America Holdings	70.00	Jan 2010	17	1,700	2,262	(255)
	Life Technologies Corp.	45.00	Jan 2010	17	1,700	12,699	(85)
	Life Technologies Corp.	55.00	May 2010	17	1,700	13,298	(9,010)
	Mckesson Corp.	60.00	Feb 2010	9	900	6,093	(1,170)
	Mckesson Corp.	60.00	Jan 2010	15	1,500	12,105	(450)
	Mckesson Corp.	50.00	Jan 2010	15	1,500	10,005	(75)
	Medco Health Solutions, Inc.	60.00	Jan 2010	16	1,600	14,525	(320)
	Medco Health Solutions, Inc.	55.00	Jan 2010	23	2,300	29,201	(115)
	Medco Health Solutions, Inc.	60.00	Jan 2011	15	1,500	12,360	(8,250)
	Medicines Company	10.00	Apr 2010	32	3,200	9,627	(6,720)
	Medicines Company	10.00	Jul 2010	28	2,800	5,885	(6,580)
	Medtronic, Inc.	35.00	Jan 2010	20	2,000	15,207	(100)
	Merck & Company, Inc.	32.50	Jan 2010	15	1,500	6,205	(75)
	Millipore Corp.	75.00	Apr 2010	19	1,900	14,979	(9,215)
	Momenta Pharmaceuticals, Inc.	15.00	Jan 2011	9	900	7,330	(5,400)
	Monsanto Company	75.00	Apr 2010	6	600	4,556	(1,458)
	Monsanto Company	140.00	Jan 2010	39	3,900	154,653	(225,615)
	Monsanto Company	120.00	Jan 2010	11	1,100	32,467	(41,910)
	Mylan, Inc.	15.00	Jan 2010	6	600	2,682	(30)
	Myriad Genetics, Inc.	30.00	Jan 2010	6	600	3,582	(2,370)
	Myriad Genetics, Inc.	25.00	Jan 2010	3	300	1,041	(75)
	Nuance Communications, Inc.	20.00	Jan 2011	67	6,700	40,108	(36,515)
	Onyx Pharmaceuticals, Inc.	30.00	Jan 2010	19	1,900	13,348	(2,660)
	Onyx Pharmaceuticals, Inc.	30.00	Jan 2011	32	3,200	23,948	(17,920)
	OSI Pharmaceuticals, Inc.	35.00	Jan 2011	11	1,100	6,247	(6,985)
	OSI Pharmaceuticals, Inc.	40.00	Jan 2011	6	600	5,902	(5,970)
	Pfizer, Inc.	50.00	Jan 2010	13	1,300	10,429	(156)
	Pfizer, Inc.	17.50	Jan 2010	133	13,300	61,227	(1,995)
	Pfizer, Inc.	20.00	Jan 2011	255	25,500	120,027	(88,485)
	Pfizer, Inc.	22.50	Jan 2011	166	16,600	89,893	(90,055)
	Psychiatric Solutions, Inc.	20.00	Jun 2010	36	3,600	8,762	(7,020)
	Quest Diagnostics, Inc.	55.00	Jan 2011	16	1,600	12,824	(5,520)
	Regeneron Pharmaceuticals	22.50	May 2010	23	2,300	10,190	(4,772)
	Savient Pharmaceuticals, Inc.	15.00	Jan 2011	62	6,200	32,061	(34,255)
	St Jude Medical, Inc.	35.00	Jan 2011	32	3,200	17,550	(12,160)
	Stericycle, Inc.	50.00	May 2010	19	1,900	8,303	(2,422)
	Stryker Corp.	50.00	Jan 2011	5	500	3,035	(2,600)
	Stryker Corp.	45.00	Mar 2010	19	1,900	11,343	(1,187)
	SXC Health Solutions Corp.	60.00	Jul 2010	16	1,600	15,667	(15,920)
	Tenet Healthcare Corp.	8.00	Feb 2010	30	3,000	7,022	(7,500)
	Thermo Fisher Scientific, Inc.	55.00	Jun 2010	5	500	4,385	(3,850)
	Thermo Fisher Scientific, Inc.	50.00	Mar 2010	3	300	1,954	(1,035)
	Valeant Pharmaceuticals Intl	20.00	Jan 2010	19	1,900	10,963	(95)
	Vertex Pharmaceuticals, Inc.	40.00	Jan 2010	6	600	4,782	(180)
	Vertex Pharmaceuticals, Inc.	35.00	Jan 2010	7	700	6,279	(70)
	Vertex Pharmaceuticals, Inc.	40.00	Jan 2011	9	900	10,323	(5,940)
	Vertex Pharmaceuticals, Inc.	45.00	Jan 2011	16	1,600	21,924	(14,560)
	Walgreen Company	40.00	Jan 2010	101	10,100	99,334	(30,300)
	Walgreen Company	45.00	Jan 2011	95	9,500	86,875	(92,150)
	Walgreen Company	50.00	Jan 2011	89	8,900	105,380	(124,600)
	Warner Chilcott Ltd.	25.00	Apr 2010	16	1,600	6,302	(1,360)
	Wellpoint, Inc.	55.00	Jan 2010	4	400	3,347	(220)
	Wellpoint, Inc.	60.00	Mar 2010	11	1,100	6,466	(4,950)
	Wellpoint, Inc.	55.00	Mar 2010	5	500	1,985	(1,150)
	Zimmer Holdings, Inc.	70.00	Jan 2010	1	100	927	(1,085)
				3,828	382,800	$2,991,212	($1,870,232)

FINANCIAL INSTRUMENTS, CONTINUED

Credit Swap Contracts  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the Seller agrees to remedies that are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Portfolio may enter into CDS, in which the Portfolio may act as the Buyer or Seller. By acting as the Seller, in circumstances in which the Portfolio does not hold offsetting cash equivalent positions equaling the notional amount of the swap, the Portfolio effectively incurs economic leverage because it would be obligated to pay the Buyer such notional amount in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Portfolio’s Statements of Assets and Liabilities. If market quotations are not readily available or deemed reliable, certain swap agreements may be fair valued in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may default on its obligation under the swap or disagree as to the meaning of the swap terms in the agreements and that there may be unfavorable interest rate changes. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions. Certain Portfolios may hold collateral to mitigate exposure to counterparties.

Certain Portfolios are parties to International Swap Dealers Association, Inc. Master Agreements (ISDA Master Agreements) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Portfolios and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as a Credit Support Annex (“CSA”) that accompanies a schedule to ISDA master agreements provisions listing types of collateral agreed to by the Portfolio and counterparty and outlining the general obligations of the Portfolios and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in a Portfolio’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Portfolios.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market, based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms, including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Portfolios may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices, which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The following summarizes the Portfolios’ use of credit default swaps, as Buyers of protection for the year ended December 31, 2009, and the contracts held as of December 31, 2009:

Core Allocation Plus Trust

The Portfolio used credit default swaps to enhance potential gain/income, hedge against potential credit events and gain exposure to a security or credit index. During the year ended December 31, 2009, the Portfolio held credit default swaps with total USD notional amount as represented below.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs International	CDS USD SP 1.75% 12-20-13	50,000	USD	$50,000	(1.750)%	Dec 2013	—	($1,519)	($1,519)
					$50,000			—	($1,519)	($1,519)

Fair Value of Derivative Instruments by Risk Category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2009 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
All Cap Core Trust	Equity Contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$79,774	—
	Total			$79,774	—
Alpha Opportunities Trust	Foreign exchange contracts	Receivable for foreign forward currency exchange contracts	Foreign forward currency contracts	$26,944	—
	Total			$26,944	—

FINANCIAL INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Balanced Trust	Equity Contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$80,430	—
	Total			$80,430	—
Capital Appreciation Value Trust	Equity Contracts	Written options, at value	Options	—	($776,518)
	Equity Contracts	Investments in unaffiliated issuers, at value*	Options	$44,194	—
	Total			$44,194	($776,518)
Core Allocation Plus Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$128,904	($20,747)
	Equity Contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	160,691	—
	Equity Contracts	Written options, at value	Options	—	(123,898)
	Credit Contracts	Swap contracts, at value	Credit default swaps	—	(1,519)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	89,337	(82,873)
	Total			$378,932	($229,037)
Health Sciences Trust	Equity Contracts	Written options, at value	Options	—	($2,527,068)
	Total			—	($2,527,068)
International Core Trust	Foreign currency contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	$341,596	($207,442)
	Equity Contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	835,588	(419,898)
	Total			$1,177,184	($627,340)
Mutual Shares Trust	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	$4,104,137	($553,710)
	Total			$4,104,137	($553,710)
Overseas Equity Trust	Foreign exchange contracts	Receivable for foreign forward currency exchange contracts	Foreign forward currency contracts	$177,849	—
	Total			$177,849	—
Smaller Company Growth Trust	Equity Contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$20,587	—
	Total			$20,587	—
Utilities Trust	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	$232,508	($133,918)
	Total			$232,508	($133,918)
U.S. Multi Sector Trust	Equity Contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$259,989	—
	Total			$259,989	—

*	Purchased options are included in the Portfolio’s Investments

†	Reflects cumulative appreciation/depreciation of futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statements of Assets and Liabilities.

FINANCIAL INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended December 31, 2009:

	Statement of Operations – Net realized gain (loss) on
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign currency transactions*	Total
All Cap Core Trust	Equity contracts	—	—	$7,280,285	—	—	$7,280,285
	Total	—	—	$7,280,285	—	—	$7,280,285
Balanced Trust	Equity contracts	—	—	$567,226	—	—	$567,226
	Total	—	—	$567,226	—	—	$567,226
Capital Appreciation Value Trust	Equity contracts	($926)	($27,630)	—	—	—	($28,556)
	Total	($926)	($27,630)	—	—	—	($28,556)
Core Allocation Plus Trust	Interest rate contracts	—	—	($140,998)	—	—	($140,998)
	Equity Contracts	$75,148	($390,264)	4,879,712	—	—	4,564,596
	Credit contracts	—	—	—	($967)	—	(967)
	Foreign exchange contracts	—	—	—	—	($93,807)	(93,807)
	Total	$75,148	($390,264)	$4,738,714	($967)	($93,807)	$4,328,824
Health Sciences Trust	Equity contracts	($91,473)	$2,552,259	—	—	—	$2,460,786
	Total	($91,473)	$2,552,259	—	—	—	$2,460,786
International Core Trust	Foreign exchange contracts	—	—	—	—	$7,104,149	$7,104,149
	Equity contracts	—	—	($1,038,671)	—	—	(1,038,671)
	Total	—	—	(1,038,671)	—	$7,104,149	$6,065,478
Mutual Shares Trust	Foreign exchange contracts	—	—	—	—	($9,628,592)	($9,628,592)
	Equity contracts	($1,541,574)	$166,141	—	—	—	(1,375,433)
	Total	($1,541,574)	$166,141	—	—	($9,628,592)	($11,004,025)
Optimized Value Trust	Equity contracts	—	—	$1,395,414	—	—	$1,395,414
	Total	—	—	$1,395,414	—	—	$1,395,414
Overseas Equity Trust	Foreign exchange contracts	—	—	—	—	$370,530	$370,530
	Total	—	—	—	—	$370,530	$370,530
Smaller Company Growth Trust	Equity contracts	—	—	($164,488)	—	—	($164,488)
	Total	—	—	($164,488)	—	—	($164,488)
U.S. Multi Sector Trust	Equity contracts	—	—	$6,293,421	—	—	$6,293,421
	Total	—	—	$6,293,421	—	—	$6,293,421
Utilities Trust	Foreign exchange contracts	—	—	—	—	($180,662)	($180,662)
	Total	—	—	—	—	($180,662)	($180,662)

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

The table below summarizes the change in unrealized appreciation (depreciation) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the period ended December 31, 2009:

	Statement of Operations location – Change in unrealized appreciation (depreciation) of
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
All Cap Core Trust	Equity contracts	—	—	($1,464,908)	—	—	($1,464,908)
	Total	—	—	($1,464,908)	—	—	($1,464,908)
Alpha Opportunities Trust	Foreign currency contracts	—	—	—	—	$26,944	$26,944
	Total	—	—	—	—	$26,944	$26,944
Balanced Trust	Equity contracts	—	—	$80,430	—	—	$80,430
	Total	—	—	$80,430	—	—	$80,430
Capital Appreciation Value Trust	Equity contracts	$28,315	$72,877	—	—	—	$101,192
	Total	$28,315	$72,877	—	—	—	$101,192
Core Allocation Plus Trust	Interest rate contracts	—	—	$67,273	—	—	$67,273
	Equity contracts	—	($33,787)	119,878	—	—	86,091
	Credit contracts	—	—	—	($10,123)	—	(10,123)
	Foreign currency contracts	—	—	—	—	($49,783)	(49,783)
	Total	—	($33,787)	$187,151	($10,123)	($49,783)	$93,458
Health Sciences Trust	Equity contracts	—	$2,583,138	—	—	—	$2,583,138
	Total	—	$2,583,138	—	—	—	$2,583,138
International Core Trust	Foreign currency contracts	—	—	—	—	($12,369,623)	($12,369,623)
	Equity contracts	—	—	$2,771,824	—	—	$2,771,824
	Total	—	—	2,771,824	—	($12,369,623)	($9,597,799)

FINANCIAL INSTRUMENTS, CONTINUED

	Statement of Operations location – Change in unrealized appreciation (depreciation) of
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
Mutual Shares Trust	Foreign currency contracts	—	—	—	—	$3,574,259	$3,574,259
	Equity contracts	—	($23,449)	—	—	—	($23,449)
	Total	—	(23,449)	—	—	$3,574,259	$3,550,810
Overseas Equity Trust	Foreign currency contracts	—	—	—	—	($111,351)	(111,351)
	Total	—	—	—	—	($111,351)	($111,351)
Smaller Company Growth Trust	Equity contracts	—	—	($120,433)	—	—	($120,433)
	Total	—	—	($120,433)	—	—	($120,433)
U.S. Multi Sector Trust	Equity contracts	—	—	$224,049	—	—	$224,049
	Total	—	—	$224,049	—	—	$224,049
Utilities Trust	Foreign currency contracts	—	—	—	—	($444,374)	($444,374)
	Total	—	—	—	—	($444,374)	($444,374)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of the subadvisory fees.

Under the Advisory Agreement, Portfolios pay a daily management fee to the Adviser as outlined below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC. The JHT Feeder Funds do not incur investment advisory fees.

•	All Cap Core Trust—a) 0.80% of the first $500 million of aggregate net assets and b) 0.75% of the excess over $500 million of aggregate net assets.

•	All Cap Growth Trust—a) 0.85% of the first $500 million of aggregate net assets; b) 0.825% of aggregate net assets between $500 million and $1 billion; and c) 0.80% of the excess over $1 billion of aggregate net assets.

•	All Cap Value Trust—a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust—a) 1.025% of the first $250 million of aggregate net assets; b) 1.00% of aggregate net assets between $250 million and $500 million; and c) 0.975% of the excess over $500 million of aggregate net assets.

•	American Fundamental Holdings Trust, American Global Diversification Trust and Core Diversified Growth and Income Trust — Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of JHF II for all the funds listed. The daily management fee paid on these assets is a) 0.05% on the first $500 million of aggregate net assets and b) 0.04% on the excess over $500 million of aggregate net assets.

•	Balanced Trust—a) 0.84% of the first $250 million of average net assets; b) 0.81% of average net assets between $250 million and $500 million; c) 0.80% of the average net assets between $500 million and $1 billion; and d) 0.78% of the excess over $1 billion of average net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Trust—a) 0.85% of the first $300 million of aggregate net assets; b) 0.80% of aggregate net assets between $300 million and $500 million; c) 0.70% of the aggregate net assets between $500 million and $1 billion; and d) 0.67% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net assets are less than $500 million, then the following fee schedule applies: a) 0.95% of the first $250 million of average net assets and b) 0.85% of the excess over $250 million of average net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.85% of the first $1 billion of average net assets and b) 0.80% of the excess over $1 billion of average net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.85% of the first $500 million of average net assets and b) 0.80% of the excess over $500 million of average net assets. If net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.80% of average net assets.

•	Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust—The advisory fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of The Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B and John Hancock International Equity Index Trust B. The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.05% of the first $500 million of average net assets and b) 0.04% of the excess over $500 million in average net assets. The advisory fee paid on Other Assets is as follows: a) 0.50% of the first $500 million of average net assets and b) 0.49% of the excess over $500 million in average net assets.

•	Core Allocation Plus Trust — The advisory fees paid are as follows: a) 0.915% of the first $500 million of average net assets and b) 0.865% excess over $500 million of average net assets.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

•	Disciplined Diversification Trust—a) 0.80% of the first $100 million of average net assets; b) 0.70% of average net assets between $100 million and $1 billion; and c) 0.65% of the excess over $1 billion of average net assets.

•	Emerging Markets Value Trust and International Small Company Trust—a) 1.00% of the first $100 million of aggregate net assets and b) 0.95% excess over $100 million of aggregate net assets.

•	Equity Income Trust—a) 0.825% of the first $1 billion of aggregate net assets and b) 0.80% excess over $1 billion of aggregate net assets.

•	Financial Services Trust and Fundamental Value Trust—a) 0.85% of the first $50 million of aggregate net assets; b) 0.80% of aggregate net assets between $50 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust and International Value Trust, JHF II Global Fund and JHF II International Value Fund. The advisory fees paid are as follows: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% excess over $1 billion of aggregate net assets.

•	Growth Equity Trust — Aggregate nets assets are the aggregate net assets of Growth Equity Trust and the John Hancock Funds III Rainier Growth Fund. The advisory fees paid are as follows: a) 0.75% of the first $3 billion of aggregate net assets; b) 0.725% of aggregate nets assets between $3 billion and $6 billion; and c) 0.70% excess over $6 billion of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust—a) 1.05% of the first $500 million of aggregate net assets and b) 1.00% excess over $500 million of aggregate net assets.

•	Health Sciences Trust—a) 1.05% of the first $500 million of average net assets and b) 1.00% excess over $500 million of average net assets.

•	International Core Trust Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.92% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.88% of aggregate net assets in excess over $1 billion.

•	International Opportunities Trust—a) 0.90% of the first $750 million of aggregate net assets; b) 0.85% of aggregate net assets between $750 million and $1.5 billion; and c) 0.80% of the excess over $1.5 billion of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust and International Value Trust and JHF II International Value Fund. The advisory paid is as follows: a) 0.95% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million and c) 0.80% excess over $500 million of aggregate net assets.

•	Large Cap Trust—a) 0.78% of the first $250 million of aggregate net assets; b) 0.73% of aggregate net assets between $250 million and $500 million; c) 0.68% of aggregate net assets between $500 million and $750 million; and d) 0.65% of the excess over $750 million of aggregate net assets.

•	Large Cap Value Trust—a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; c) 0.775% of aggregate net assets between $1 billion and $1.5 billion; d) 0.72% of aggregate net assets between $1.5 billion and $2 billion; and e) 0.70% of the excess over $2 billion of aggregate net assets.

•	Mid Cap Stock Trust—a) 0.875% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Cap Value Equity Trust—a) 0.875% of the first $250 million of aggregate net assets; b) 0.85% of aggregate net assets between $250 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

•	Mid Value Trust—a) 1.05% of the first $50 million of aggregate net assets and b) 0.95% excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — 0.96% of net assets.

•	Natural Resources Trust—a) 1.05% of the first $50 million of aggregate net assets and b) 1.00% excess over $50 million of aggregate net assets.

•	Optimized All Cap Trust - a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.65% excess over $2.5 billion of aggregate net assets.

•	Optimized Value Trust - a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $1 billion; and c) 0.60% of the excess over $1 billion of aggregate net assets.

•	Overseas Equity Trust—a) 0.99% of the first $500 million of average net assets and b) 0.85% excess over $500 million of average net assets.

•	Pacific Rim Trust—a) 0.80% of the first $500 million of average net assets and b) 0.70% excess over $500 million of average net assets.

•	Real Estate Securities Trust—0.70% of aggregate net assets.

•	Small Cap Growth Trust and Small Cap Value Trust—a) 1.10% of the first $100 million of aggregate net assets and b) 1.05% excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust—a) 1.00% of the first $500 million of aggregate net assets; b) 0.95% of aggregate net assets between $500 million and $1 billion; c) 0.90% of aggregate net assets between $1 billion and $2 billion; and d) 0.85% of the excess over $2 billion of aggregate net assets.

•	Small Company Growth Trust—a) 1.05% of the first $250 million of aggregate net assets and b) 1.00% excess over $250 million of aggregate net assets. However, when the aggregate net assets of Small Company Growth Trust, JHF II Small Company Growth Fund, All Cap Growth Trust and JHF II All Cap Growth Fund exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.00% of aggregate net assets.

•	Smaller Company Growth Trust—a) 1.10% of the first $125 million of aggregate net assets; b) 1.05% of aggregate net assets between $125 million and $375 million; c) 1.00% of aggregate net assets between $375 million and $1 billion and d) 0.95% of the excess over $1 billion of aggregate net assets.

•	U.S. Multi Sector Trust—a) 0.78% of the first $500 million of aggregate net assets; b) 0.76% of aggregate net assets between $500 million and $1 billion; c) 0.75% of aggregate net assets between $1 billion and $2.5 billion and d) 0.74% of the excess over $2.5 billion of aggregate net assets.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

•	Utilities Trust—a) 0.825% of the first $600 million of average net assets; b) 0.80% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion and d) 0.70% of the excess over $1.5 billion of average net assets.

•	Value Trust—a) 0.75% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.65% of the excess over $500 million of aggregate net assets.

•	Value & Restructuring Trust—a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; and c) 0.775% of the excess over $1 billion of aggregate net assets.

•	Vista Trust—a) 0.90% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $400 million; c) 0.825% of aggregate net assets between $400 million and $1 billion and d) 0.80% of the excess over $1 billion of aggregate net assets.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser who compensates the Subadviser. The following subadvisors are used by the Portfolios.

Portfolios	Subadviser
Vista Trust	American Century Investment Management, Inc.
American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust
Capital and Research Management Company
Large Cap Value Trust	BlackRock Investment Management, LLC
Overseas Equity Trust	Capital Guardian Trust Company
Value & Restructuring Trust	Columbia Management Advisors, LLC
Financial Services Trust, Fundamental Value Trust	Davis Advisers, L.P.
All Cap Core Trust, Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Disciplined Diversification Trust, Emerging Markets Value Trust, International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities	Dimensional Fund Advisors LP; Invesco Advisers, Inc.
Mutual Shares Trust	Franklin Mutual Advisers, LLC.
International Core Trust, U.S. Multi Sector Trust	Grantham, Mayo, Van Otterloo & Co. LLC
All Cap Growth Trust, Small Company Growth Trust	Invesco Advisers, Inc.
Capital Appreciation Trust	Jennison Associates, LLC
All Cap Value Trust	Lord, Abbett & Co. LLC
International Opportunities Trust	Marsico Capital Management, LLC
Utilities Trust	MFS Investment Management
Smaller Company Growth Trust	MFC Global Investment Management (U.S.A.) Limited*; Frontier Capital Management Company, LLC; Perimeter Capital Management, LLC
Core Diversified Growth and Income Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Optimized All Cap Trust, Optimized Value Trust, Pacific Rim Trust
MFC Global Investment Management (U.S.A.) Limited*
Value Trust	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)
Growth Equity Trust	Rainier Investment Management, Inc.
Mid Cap Value Equity Trust	RiverSource Investments, LLC
Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Small Company Value Trust	T. Rowe Price Associates, Inc.
Science & Technology Trust	T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Large Cap Trust	UBS Global Asset Management (Americas) Inc.
Alpha Opportunities Trust, Core Allocation Plus Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust, Small Cap Value Trust	Wellington Management Company, LLP

*  An affiliate of the Adviser.

The investment management fees incurred for year ended December 31, 2009, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
All Cap Core Trust	0.78%
All Cap Growth Trust	0.85%
All Cap Value Trust	0.84%
Alpha Opportunities Trust	0.99%
American Asset Allocation Trust	0	% *
American Blue Chip & Growth Trust	0	% *
American Bond Trust	0	% *
American Fundamental Holding Trust	0.04%
American Global Diversification Trust	0.04%
American Global Growth Trust	0	% *
American Global Small Capitalization Trust	0	% *
American Growth Trust	0	% *
American Growth-Income Trust	0	% *
American High-Income Bond Trust	0	% *
American International Trust	0	% *
American New World Trust	0	% *
Balanced Trust	0.84%
Blue Chip Growth Trust	0.81%
Capital Appreciation Trust	0.72%
Capital Appreciation Value Trust	0.93%

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	Annual Effective Rate
Core Allocation Trust	0.05%
Core Allocation Plus Trust	0.91%
Core Disciplined Diversification Trust	0.05%
Core Diversified Growth & Income Trust	0.04%
Core Fundamental Holdings Trust	0.05%
Core Global Diversification Trust	0.05%
Disciplined Diversification Trust	0.75%
Emerging Markets Value Trust	0.95%
Equity-Income Trust	0.81%
Financial Services Trust	0.83%
Franklin Templeton Founding Allocation Trust	0.04%
Fundamental Value Trust	0.76%
Global Trust	0.82%
Growth Equity Trust	0.75%
Health Sciences Trust	1.05%
International Core Trust	0.89%
International Opportunities Trust	0.88%
International Small Company Trust	0.97%
International Value Trust	0.82%
Large Cap Trust	0.76%
Large Cap Value Trust	0.82%
Mid Cap Stock Trust	0.84%
Mid Cap Value Equity Trust	0.87%
Mid Value Trust	0.96%
Mutual Shares Trust	0.96%
Natural Resources Trust	1.00%
Optimized All Cap Trust	0.68%
Optimized Value Trust	0.69%
Overseas Equity Trust	0.99%
Pacific Rim Trust	0.80%
Real Estate Securities Trust	0.70%
Science & Technology Trust	1.05%
Small Cap Growth Trust	1.06%
Small Cap Opportunities Trust	1.00%
Small Cap Value Trust	1.06%
Small Company Growth Trust	1.05%
Small Company Value Trust	1.03%
Smaller Company Growth Trust	1.07%
U.S. Multi Sector Trust	0.76%
Utilities Trust	0.82%
Value Trust	0.74%
Value & Restructuring Trust	0.82%
Vista Trust	0.89%

*  The JHT Feeder Funds do not incur investment advisory fees. For more information on these Portfolios, see Note 1.

Expense Reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios include all portfolios of the Trust covered in this report, with the exception of the following: American Asset Allocation Trust, American Bond Trust, American Blue Chip Income Trust, American Growth Trust, Core Diversified Growth & Income Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Allocation Trust, Core Disciplined Diversification Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. On December 31, 2009, this reimbursement was replaced with an annualized 0.01% waiver on assets in excess of $85 billion of aggregate net assets of JHT and JHF II Portfolios, excluding the net assets of fund of fund Portfolios.

The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, underlying Portfolio expenses and short dividends. This expense reduction will continue in effect until terminated by the Adviser. The effective date of the voluntary waiver is detailed below.

Fund	Waiver amount as a percentage of average net assets	Effective date
American Blue Chip Income & Growth Trust	0.10%	October 1, 2009
American Bond Trust	0.10%	October 1, 2009
American Fundamental Holdings Trust	0.10%	October 1, 2009
American Global Diversification Trust	0.10%	October 1, 2009
American Growth Trust	0.10%	October 1, 2009
American Growth-Income Trust	0.10%	October 1, 2009
American International Trust	0.10%	October 1, 2009
All Cap Core Trust	0.20%	October 1, 2009
All Cap Growth Trust	0.20%	October 1, 2009
All Cap Value Trust	0.20%	October 1, 2009
Alpha Opportunities Trust	0.20%	October 1, 2009
Balanced Trust	0.20%	April 30, 2009
Blue Chip Growth Trust	0.20%	October 1, 2009
Capital Appreciation Trust	0.20%	October 1, 2009
Capital Appreciation Value Trust	0.20%	October 1, 2009
Core Allocation Plus Trust	0.20%	October 1, 2009
Emerging Markets Value Trust	0.25%	October 1, 2009
Equity-Income Trust	0.20%	October 1, 2009
Financial Services Trust	0.20%	October 1, 2009
Fundamental Value Trust	0.20%	October 1, 2009
Growth Equity Trust	0.20%	October 1, 2009
Health Sciences Trust	0.20%	October 1, 2009

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund	Waiver amount as a percentage of average net assets	Effective date
International Core Trust	0.25%	October 1, 2009
International Opportunities Trust	0.25%	October 1, 2009
International Small Company Trust	0.25%	October 1, 2009
International Value Trust	0.25%	October 1, 2009
Large Cap Trust	0.20%	October 1, 2009
Large Cap Value Trust	0.20%	October 1, 2009
Mid Cap Stock Trust	0.20%	October 1, 2009
Mid Cap Value Equity Trust	0.20%	October 1, 2009
Mid Value Trust	0.20%	October 1, 2009
Natural Resources Trust	0.20%	October 1, 2009
Optimized All Cap Trust	0.20%	October 1, 2009
Optimized Value Trust	0.20%	October 1, 2009
Overseas Equity Trust	0.25%	October 1, 2009
Pacific Rim Trust	0.25%	October 1, 2009
Real Estate Securities Trust	0.20%	October 1, 2009
Science & Technology Trust	0.20%	October 1, 2009
Small Cap Growth Trust	0.20%	October 1, 2009
Small Cap Opportunities Trust	0.20%	October 1, 2009
Small Cap Value Trust	0.20%	October 1, 2009
Smaller Company Growth Trust	0.20%	October 1, 2009
Small Company Value Trust	0.20%	October 1, 2009
U.S. Multi Sector Trust	0.20%	October 1, 2009
Utilities Trust	0.20%	October 1, 2009
Value Trust	0.20%	October 1, 2009
Value & Restructuring Trust	0.20%	October 1, 2009
Vista Trust	0.20%	October 1, 2009

The Adviser has contractually agreed to waive advisory fees for Global Trust and Mutual Shares Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, short dividends and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.15% and 0.10% of average daily net assets, respectively. In addition, the Adviser has contractually agreed to waive its management fee for Global Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolio’s average net assets. These expense reimbursements shall continue in effect until May 1, 2010, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive advisory fees for American Asset Allocation Trust, American Global Growth Trust, American High-Income Bond Trust, American New World Trust and American Global Small Cap Trust or reimburse the Portfolio if the total of all expenses ( excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, expense of the master fund and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.03% of average daily net assets. This expense reimbursement shall continue in effect until May 1, 2010, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive advisory fees for Disciplined Diversification Trust or reimburse the Portfolio if the total of all expenses (excluding Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.70% of average daily net assets. This expense reimbursement shall continue in effect until May 1, 2010, and may terminate at any time thereafter.

The Adviser has agreed to waive advisory fees for Franklin Templeton Founding Allocation Trust that exceed 0.025% of average daily net assets. For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This contractual expense reimbursement may be terminated at any time after May 1, 2010.

The Adviser contractually agreed to waive its advisory fee for Core Diversified Growth & Income Trust, American Fundamental Holdings Trust and American Global Diversification Trust. In addition, the Adviser has voluntarily agreed to reimburse certain expenses of Core Diversified Growth & Income Trust so that these expenses do not exceed 0.06% of average net assets. The voluntary waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This voluntary reimbursement may be terminated or modified at any time on notice to the trust. The contractual expense reimbursements shall continue in effect until April 30, 2010, and may terminate at any time thereafter.

The Adviser contractually agreed to waive its advisory fee for Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust and Core Global Diversification Trust. In addition, the adviser has voluntarily agreed to reimburse certain other expenses for these Portfolios so that certain expenses do not exceed 0.07% of average net assets of Core Allocation Trust and Core Disciplined Diversification Trust and 0.05% of Core Fundamental Holdings Trust and Core Global Diversification Trust. The voluntary waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This voluntary reimbursement may be terminated or modified at any time on notice to the trust. The contractual expense reimbursements shall continue in effect until April 30, 2010, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive its management fee for International Value Trust, Small Cap Opportunities Trust and Smaller Company Growth Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolio’s average net assets. The expense reimbursements for International Value Trust and Small Cap Opportunities Trust shall continue in effect until May 1, 2010 and may terminate at any time thereafter, while the expense reimbursements for Smaller Company Growth Trust shall continue in effect until September 1, 2010 and may terminate at any time thereafter.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts the Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Adviser.

Effective November 6, 2009, the Distributor voluntarily agreed to waive 12b-1 fees for Core Diversified Growth & Income Trust at an annual rate of 0.25% of the Series I average daily net asset value, 0.20% of the Series II average daily net asset value and 0.10% of the Series III average daily net asset value.

For the year ended December 31, 2009, the waivers under the agreements detailed above amounted to:

Portfolio	Expense Reductions	Portfolio	Expense Reductions
All Cap Core Trust	$1,686	International Core Trust	$3,733
All Cap Growth Trust	504	International Opportunities Trust	2,753
All Cap Value Trust	422	International Small Company Trust	812
Alpha Opportunities Trust	2,878	International Value Trust	149,396
American Fundamental Holdings Trust	403,362	Large Cap Trust	844
American Global Diversification Trust	309,869	Large Cap Value Trust	1,727
American Global Growth Trust	29,756	Mid Cap Stock Trust	3,530
American Global Small Capitalization Trust	31,576	Mid Cap Value Equity Trust	625
American High-Income Bond Trust	31,205	Mid Value Trust	221,066
American New World Trust	31,620	Mutual Shares Trust	2,741
Balanced Trust	24,869	Natural Resources Trust	1,256
Blue Chip Growth Trust	444,418	Optimized All Cap Trust	6,143
Capital Appreciation Trust	4,543	Optimized Value Trust	1,277
Capital Appreciation Value Trust	112,246	Overseas Equity Trust	741
Core Allocation Trust	43,767	Pacific Rim Trust	477
Core Allocation Plus Trust	963	Real Estate Securities Trust	1,547
Core Disciplined Diversification Trust	43,948	Science & Technology Trust	68,112
Core Diversified Growth & Income Trust	50,274	Small Cap Growth Trust	1,652
Core Fundamental Holdings Trust	54,315	Small Cap Opportunities Trust	102,921
Core Global Diversification Trust	53,737	Small Cap Value Trust	2,155
Disciplined Diversification Trust	432,466	Small Company Growth Trust	463
Emerging Markets Value Trust	4,742	Small Company Value Trust	183,385
Equity-Income Trust	495,626	Smaller Company Growth Trust	134,900
Financial Services Trust	498	U.S. Multi Sector Trust	4,404
Franklin Templeton Founding Allocation Trust	608,517	Utilities Trust	754
Fundamental Value Trust	8,543	Value Trust	1,118
Global Trust	126,275	Value & Restructuring Trust	1,390
Growth Equity Trust	2,504	Vista Trust	613
Health Sciences Trust	78,502

Expense Recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers originally occurred to the extent that a Portfolio is below its expense limitation during this period. Certain reimbursements or waivers are not subject to recapture. For the year ended December 31, 2009, the Portfolios did not recapture any expenses. The amounts of waived or reimbursed expenses subject to potential recovery expiring in 2012 are as follows:

Portfolio	Amounts Eligible for recovery through December 1, 2012
American High-Income Bond Trust	$31,205
American Global Growth Trust	29,756
American Global Small Capitalization Trust	31,576
American New World Trust	31,620
Balanced Trust	19,924
Core Allocation Trust	37,970
Core Disciplined Diversification Trust	33,739
Core Diversified Growth & Income Trust	49,293
Core Fundamental Holdings Trust	35,302
Core Global Diversification Trust	34,597
Disciplined Diversification Trust	431,171
Franklin Templeton Founding Allocation Trust	608,517

Accounting and Legal Services Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, compliance, financial, legal, tax, valuation and recordkeeping services of the Portfolios, including the preparation of annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets, with the exception of Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Smaller Company Growth Trust, in which the effective rate was 0.01%.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. The Distributor may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios, except for American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust and Core Global Diversification Trust make payments to the Distributor at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value. American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High- Income Bond Trust, American International Trust, American New World Trust and Core Diversified Growth & Income Trust make payments to the Distributor at annual rate not to exceed 0.60% of Series I average daily net asset value, 0.75% of Series II average daily net asset value, and 0.25% of Series III average daily net asset value. Core Fundamental Holdings Trust and Core Global Diversification Trust make payments to the Distributor at annual rate not to exceed 0.55% of Series II average daily net asset value and 0.15% of Series III average daily net asset value.

Trustee fees  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

6.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years/periods ended December 31, 2009 and 2008 were as follows:

All Cap Core Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	160,849	$2,009,762	184,389	$2,531,303
Distributions reinvested	94,183	1,271,704	170,434	2,052,597
Repurchased	(1,460,938)	(17,982,516)	(1,921,676)	(31,680,043)
Net decrease	(1,205,906)	($14,701,050)	(1,566,853)	($27,096,143)
Series II shares
Sold	13,690	$168,303	45,488	$730,404
Distributions reinvested	8,655	116,392	14,873	179,003
Repurchased	(117,226)	(1,431,563)	(279,270)	(4,658,090)
Net decrease	(94,881)	($1,146,868)	(218,909)	($3,748,683)
Series NAV shares
Sold	1,381,368	$15,128,384	8,854,665	$152,442,691
Distributions reinvested	278,362	3,794,629	666,932	8,268,518
Repurchased	(9,276,782)	(93,858,799)	(22,443,191)	(265,289,388)
Net decrease	(7,617,052)	($74,935,786)	(12,921,594)	($104,578,179)
Net decrease	(8,917,839)	($90,783,704)	(14,707,356)	($135,423,005)

All Cap Growth Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	129,965	$1,608,999	127,253	$1,836,810
Distributions reinvested	45,015	605,805	38,086	426,567
Repurchased	(1,712,426)	(20,242,139)	(2,441,256)	(39,456,655)
Net decrease	(1,537,446)	($18,027,335)	(2,275,917)	($37,193,278)
Series II shares
Sold	60,007	$714,403	85,252	$1,346,963
Distributions reinvested	4,636	62,413	1,770	19,652
Repurchased	(166,107)	(1,936,718)	(420,157)	(6,925,036)
Net decrease	(101,464)	($1,159,902)	(333,135)	($5,558,421)
Series NAV shares
Sold	45,397	$532,883	879,121	$13,216,330
Distributions reinvested	755	10,180	466	5,216
Repurchased	(25,982)	(318,801)	(7,965,089)	(90,955,341)
Net increase (decrease)	20,170	$224,262	(7,085,502)	($77,733,795)
Net decrease	(1,618,740)	($18,962,975)	(9,694,554)	($120,485,494)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

All Cap Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	375,560	$2,236,794	602,985	$3,958,349
Distributions reinvested	26,976	174,364	233,578	1,646,595
Repurchased	(1,770,273)	(10,257,862)	(2,146,427)	(14,934,021)
Net decrease	(1,367,737)	($7,846,704)	(1,309,864)	($9,329,077)
Series II shares
Sold	291,868	$1,691,644	383,141	$2,597,632
Distributions reinvested	14,836	93,562	178,544	1,276,159
Repurchased	(974,402)	(5,699,526)	(1,707,511)	(11,752,158)
Net decrease	(667,698)	($3,914,320)	(1,145,826)	($7,878,367)
Series NAV shares
Sold	1,297,348	$7,772,684	1,401,207	$9,785,297
Distributions reinvested	15,750	103,763	73,830	512,461
Repurchased	(447,396)	(2,758,642)	(1,479,610)	(9,408,278)
Net increase (decrease)	865,702	$5,117,805	(4,573)	$889,480
Net decrease	(1,169,733)	($6,643,219)	(2,460,263)	($16,317,964)

Alpha Opportunities Trust	Year ended 12-31-09[1]		Period ended 12-31-08[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,383	$102,651	—	—
Distributions reinvested	14	214	—	—
Repurchased	(29)	(428)	—	—
Net increase	7,368	$102,437	—	—
Series NAV shares
Sold	16,420,107	$161,238,227	26,357,923	$305,420,737
Distributions reinvested	137,291	1,900,220	8,545	91,012
Repurchased	(1,022,710)	(13,503,799)	(670,041)	(7,073,803)
Net increase	15,534,688	$149,634,648	25,696,427	$298,437,946
Net increase	15,542,056	$149,737,085	25,696,427	$298,437,946

1	The inception date for Series I shares is 6-2-09.

2	Period from 10-7-08 (inception date) to 12-31-08.

American Asset Allocation Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,112,795	$26,711,822	280,254	$2,764,559
Issued in reorganization (Note 10)	20,818,060	174,472,766	—	—
Distributions reinvested	402,397	4,025,815	7,167	58,556
Repurchased	(2,413,748)	(22,364,142)	(37,959)	(350,491)
Net increase	21,919,504	$182,846,261	249,462	$2,472,624
Series II shares
Sold	32,380,523	$267,120,527	54,986,983	$586,819,369
Issued in reorganization (Note 10)	5,183,997	43,450,610	—	—
Distributions reinvested	5,532,296	50,010,664	2,734,154	22,338,040
Repurchased	(4,009,734)	(37,297,462)	(407,897)	(3,861,742)
Net increase	39,087,082	$323,284,339	57,313,240	$605,295,667
Series III shares
Sold	9,953,243	$84,229,071	3,989,342	$39,820,168
Distributions reinvested	551,320	5,102,744	130,235	1,062,719
Repurchased	(189,754)	(1,834,879)	(68,812)	(623,805)
Net increase	10,314,809	$87,496,936	4,050,765	$40,259,082
Net increase	71,321,395	$593,627,536	61,613,467	$648,027,373

1	The inception dates for Series I and Series III shares are 4-28-08 and 1-2-08, respectively.

American Blue Chip Income and Growth Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,205,635	$11,825,563	925,280	$11,339,229
Distributions reinvested	186,334	1,572,059	100,470	1,023,192
Repurchased	(591,779)	(4,992,095)	(318,856)	(3,973,312)
Net increase	800,190	$8,405,527	706,894	$8,389,109
Series II shares
Sold	310,563	$2,735,607	190,227	$2,248,610
Distributions reinvested	769,820	6,359,363	538,354	5,812,898
Repurchased	(1,616,840)	(14,093,180)	(2,641,577)	(32,357,149)
Net decrease	(536,457)	($4,998,210)	(1,912,996)	($24,295,641)
Series III shares
Sold	8,475,646	$72,439,535	1,711,720	$18,359,364
Distributions reinvested	596,818	5,165,999	66,764	572,034
Repurchased	(490,535)	(4,858,825)	(31,770)	(374,622)
Net increase	8,581,929	$72,746,709	1,746,714	$18,556,776
Net increase	8,845,662	$76,154,026	540,612	$2,650,244

1	The inception date for Series III shares is 1-2-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Bond Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	300,962	$3,321,555	415,583	$5,134,522
Distributions reinvested	21,319	249,316	75,526	850,608
Repurchased	(318,148)	(3,586,931)	(445,356)	(5,674,625)
Net increase	4,133	($16,060)	45,753	$310,505
Series II shares
Sold	10,290,789	$119,036,250	2,288,131	$29,608,651
Distributions reinvested	1,558,535	18,239,086	7,156,225	81,740,732
Repurchased	(7,270,859)	(81,386,078)	(23,201,008)	(269,997,280)
Net increase (decrease)	4,578,465	$55,889,258	(13,756,652)	($158,647,897)
Series III shares
Sold	9,682,219	$109,228,685	1,817,779	$21,425,887
Distributions reinvested	327,694	3,826,719	116,702	1,236,732
Repurchased	(64,267)	(687,021)	(147,650)	(1,625,096)
Net increase	9,945,646	$112,368,383	1,786,831	$21,037,523
Net increase (decrease)	14,528,244	$168,241,581	(11,924,068)	($137,299,869)

1	The inception date for Series III shares is 1-2-08.

American Fundamental Holdings Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	48,014	$447,232	—	—
Distributions reinvested	493	4,713	660	$4,888
Repurchased	(13,632)	(128,716)	—	—
Net increase	34,875	$323,229	660	$4,888
Series II shares
Sold	36,883,565	$279,823,148	68,173,649	$703,066,180
Distributions reinvested	1,577,383	15,104,123	5,636,125	41,687,926
Repurchased	(2,804,579)	(26,180,411)	—	—
Net increase	35,656,369	$268,746,860	73,809,774	$744,754,106
Series III shares
Sold	4,050,045	$32,422,524	1,748,358	$17,031,763
Distributions reinvested	108,550	1,037,490	143,279	1,057,598
Repurchased	(43,545)	(400,203)	(18,209)	(146,510)
Net increase	4,115,050	$33,059,811	1,873,428	$17,942,851
Net increase	39,806,294	$302,129,900	75,683,862	$762,701,845

American Global Diversification Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	480,049	$4,325,381	—	—
Distributions reinvested	1,335	12,639	829	$5,677
Repurchased	(404,273)	(3,843,468)	—	—
Net increase	77,111	$494,552	829	$5,677
Series II shares
Sold	16,565,728	$119,504,350	62,796,308	$661,656,547
Distributions reinvested	1,375,235	13,023,341	6,842,366	46,904,057
Repurchased	(3,778,077)	(32,857,785)	(1,728,347)	(14,599,532)
Net increase	14,162,886	$99,669,906	67,910,327	$693,961,072
Series III shares
Distributions reinvested	177	1,678	872	5,965
Net increase	177	$1,678	872	$5,965
Net increase	14,240,174	$100,166,136	67,912,028	$693,972,714

American Global Growth Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	1,735,867	$14,774,832	4,326,736	$51,000,356
Distributions reinvested	1,444,563	11,140,849	658,267	4,943,588
Repurchased	(3,281,590)	(28,085,501)	(2,980,664)	(30,028,828)
Net increase (decrease)	(101,160)	($2,169,820)	2,004,339	$25,915,116
Series III shares
Sold	193,407	$1,655,361	34,892	$338,388
Distributions reinvested	8,751	72,287	1,425	10,690
Repurchased	(9,349)	(67,865)	(1,476)	(13,726)
Net increase	192,809	$1,659,783	34,841	$335,352
Net increase (decrease)	91,649	($510,037)	2,039,180	$26,250,468

1	The inception date for Series III shares is 1-2-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Global Small Capitalization Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,306,634	$16,204,360	2,937,033	$27,234,561
Distributions reinvested	1,151,702	6,725,942	151,408	869,117
Repurchased	(2,371,087)	(16,546,821)	(1,820,798)	(17,733,151)
Net increase	1,087,249	$6,383,481	1,267,643	$10,370,527
Series III shares
Sold	3,076,867	$19,660,761	814,593	$6,476,758
Distributions reinvested	328,653	1,912,758	22,409	128,180
Repurchased	(584,705)	(4,198,120)	(2,178)	(16,865)
Net increase	2,820,815	$17,375,399	834,824	$6,588,073
Net increase	3,908,064	$23,758,880	2,102,467	$16,958,600

1	The inception date for Series III shares is 1-2-08

American Growth Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,727,474	$30,717,990	2,918,466	$53,689,010
Distributions reinvested	1,314,770	13,372,975	236,629	3,145,169
Repurchased	(3,482,740)	(38,274,269)	(1,437,890)	(23,390,224)
Net increase	559,504	$5,816,696	1,717,205	$33,443,955
Series II shares
Sold	1,000,241	$11,773,673	12,267,581	$173,203,866
Distributions reinvested	17,275,017	174,795,642	2,885,468	39,660,291
Repurchased	(15,480,925)	(179,160,598)	(11,699,426)	(202,910,851)
Net increase	2,794,333	$7,408,717	3,453,623	$9,953,306
Series III shares
Sold	3,564,755	$40,637,786	804,623	$11,880,366
Distributions reinvested	463,505	4,754,709	24,942	277,783
Repurchased	(183,297)	(2,219,927)	(824)	(11,136)
Net increase	3,844,963	$43,172,568	828,741	$12,147,013
Net increase	7,198,800	$56,397,981	5,999,569	$55,544,274

1	The inception date for Series III shares is 1-2-08

American Growth-Income Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,968,745	$75,129,474	554,147	$9,200,858
Issued in reorganization (Note 10)	12,193,148	130,881,325	—	—
Distributions reinvested	366,288	4,497,892	76,266	1,024,277
Repurchased	(2,214,593)	(26,723,303)	(485,861)	(6,773,874)
Net increase	17,313,588	$183,785,388	144,552	$3,451,261
Series II shares
Sold	1,752,118	$18,808,079	5,970,123	$83,429,403
Issued in reorganization (Note 10)	4,174,198	44,741,810	—	—
Distributions reinvested	7,882,693	85,759,069	3,198,888	43,571,690
Repurchased	(16,794,461)	(192,164,166)	(10,430,211)	(164,176,994)
Net decrease	(2,985,452)	($42,855,208)	(1,261,200)	($37,175,901)
Series III shares
Sold	3,924,146	$44,185,803	1,013,133	$14,417,497
Distributions reinvested	350,416	3,937,943	35,151	390,759
Repurchased	(165,776)	(2,193,673)	(2,349)	(30,558)
Net increase	4,108,786	$45,930,073	1,045,935	$14,777,698
Net increase (decrease)	18,436,922	$186,860,253	(70,713)	($18,946,942)

1	The inception date for Series III shares is 1-2-08.

American High Income Bond Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	1,957,579	$17,277,423	1,139,079	$12,103,018
Distributions reinvested	317,030	3,228,321	389,265	2,966,203
Repurchased	(1,013,417)	(9,294,872)	(1,180,245)	(11,824,946)
Net increase	1,261,192	$11,210,872	348,099	$3,244,275
Series III shares
Sold	1,571,442	$16,119,433	13,727	$125,086
Distributions reinvested	99,228	1,010,082	1,015	7,722
Repurchased	(8,209)	(80,864)	(1,546)	(17,081)
Net increase	1,662,461	$17,048,651	13,196	$115,727
Net increase	2,923,653	$28,259,523	361,295	$3,360,002

1	The inception date for Series III shares is 1-2-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American International Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,078,328	$28,698,122	1,915,489	$39,595,868
Distributions reinvested	1,666,569	19,093,789	322,604	5,455,603
Repurchased	(2,028,920)	(27,257,871)	(1,369,967)	(27,533,901)
Net increase	1,715,977	$20,534,040	868,126	$17,517,570
Series II shares
Sold	1,205,707	$16,612,290	4,784,032	$90,675,576
Distributions reinvested	13,356,744	152,477,041	3,003,704	52,453,877
Repurchased	(10,114,262)	(137,659,581)	(7,034,692)	(142,244,551)
Net increase	4,448,189	$31,429,750	753,044	$884,902
Series III shares
Sold	632,304	$9,506,225	18,749	$377,391
Distributions reinvested	20,916	270,622	1,017	14,182
Repurchased	(2,163)	(27,138)	(239)	(3,733)
Net increase	651,057	$9,749,709	19,527	$387,840
Net increase	6,815,223	$61,713,499	1,640,697	$18,790,312

1	The inception date for Series III shares is 1-2-08.

American New World Trust	Year ended 12-31-09[1]		Year ended 12-31-08[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	308,430	$3,398,891	—	—
Distributions reinvested	1,330	15,737	—	—
Repurchased	(171,782)	(2,004,252)	—	—
Net increase	137,978	$1,410,376	—	—
Series II shares
Sold	2,437,084	$24,407,410	2,689,394	$35,317,224
Distributions reinvested	132,769	1,314,700	185,379	1,501,308
Repurchased	(1,117,380)	(10,382,200)	(3,441,393)	(41,486,550)
Net increase (decrease)	1,452,473	$15,339,910	(566,620)	($4,668,018)
Series III shares
Sold	115,776	$1,121,737	14,327	$151,061
Distributions reinvested	2,432	26,055	600	4,761
Repurchased	(2,809)	(27,931)	(827)	(9,070)
Net increase	115,399	$1,119,861	14,100	$146,752
Net increase (decrease)	1,705,850	$17,870,147	(552,520)	($4,521,266)

1	The inception date for Series I shares is 5-6-09.

2	The inception date for Series III shares is 1-2-08.

Balanced Trust	Period ended 12-31-09[1]
	Shares	Amount
Series I shares
Sold	9,559	$133,640
Distributions reinvested	211	3,097
Repurchased	(494)	(6,521)
Net increase	9,276	$130,216
Series NAV shares
Sold	2,564,008	$35,189,658
Distributions reinvested	51,200	752,646
Repurchased	(411,392)	(6,151,730)
Net increase	2,203,816	$29,790,574
Net increase	2,213,092	$29,920,790

1	Period from 4-30-09 (inception date) to 12-31-09.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Blue Chip Growth Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	288,191	$4,062,611	493,474	$7,097,723
Issued in reorganization (Note 10)	—	—	1,330,863	26,526,609
Distributions reinvested	31,345	432,015	487,954	9,099,078
Repurchased	(4,065,779)	(56,486,688)	(6,661,650)	(117,672,393)
Net decrease	(3,746,243)	($51,992,062)	(4,349,359)	($74,948,983)
Series II shares
Sold	581,545	$8,230,516	959,529	$14,542,700
Issued in reorganization (Note 10)	—	—	1,066,307	21,203,725
Distributions reinvested	7,966	105,707	137,242	2,646,035
Repurchased	(1,436,783)	(19,895,024)	(1,921,619)	(33,750,804)
Net increase (decrease)	(847,272)	($11,558,801)	241,459	$4,641,656
Series NAV shares
Sold	3,877,617	$49,615,594	27,210,946	$492,404,325
Issued in reorganization (Note 10)	—	—	47,340	941,822
Distributions reinvested	123,366	1,767,185	2,642,801	48,881,798
Repurchased	(45,287,321)	(531,997,247)	(38,454,530)	(569,985,761)
Net decrease	(41,286,338)	($480,614,468)	(8,553,443)	($27,757,816)
Net decrease	(45,879,853)	($544,165,331)	(12,661,343)	($98,065,143)

Capital Appreciation Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	845,308	$5,830,083	412,894	$3,220,507
Distributions reinvested	38,765	309,136	114,552	737,204
Repurchased	(3,795,223)	(27,129,583)	(4,959,613)	(41,917,597)
Net decrease	(2,911,150)	($20,990,364)	(4,432,167)	($37,959,886)
Series II shares
Sold	761,801	$5,341,189	529,783	$4,246,471
Distributions reinvested	4,765	32,068	25,944	161,754
Repurchased	(1,085,642)	(7,786,436)	(1,942,697)	(16,539,610)
Net decrease	(319,076)	($2,413,179)	(1,386,970)	($12,131,385)
Series NAV shares
Sold	13,160,446	$82,044,624	36,648,792	$338,014,943
Distributions reinvested	256,048	2,070,714	598,099	3,879,389
Repurchased	(8,445,813)	(54,947,330)	(30,870,030)	(222,710,262)
Net increase	4,970,681	$29,168,008	6,376,861	$119,184,070
Net increase	1,740,455	$5,764,465	557,724	$69,092,799

Capital Appreciation Value Trust	Year ended 12-31-09		Period ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	10,563	$116,083	42,625	$525,158
Distributions reinvested	1,250	14,176	344	3,029
Repurchased	(536)	(5,604)	(24)	(207)
Net increase	11,277	$124,655	42,945	$527,980
Series II shares
Sold	14,939,194	$135,958,563	15,571,315	$162,666,334
Distributions reinvested	634,012	7,187,002	92,410	815,057
Repurchased	(1,757,330)	(18,864,959)	(66,679)	(506,765)
Net increase	13,815,876	$124,280,606	15,597,046	$162,974,626
Series NAV shares
Sold	212,736	$2,341,748	96,312	$1,072,175
Distributions reinvested	5,583	63,465	606	5,342
Repurchased	(64,105)	(685,316)	(7,313)	(67,128)
Net increase	154,214	$1,719,897	89,605	$1,010,389
Net increase	13,981,367	$126,125,158	15,729,596	$164,512,995

1	Period from 4-30-08 (inception date) to 12-31-08.

Core Allocation Trust	Period ended 12-31-09[1]
	Shares	Amount
Series I shares
Sold	242,536	$3,473,119
Distributions reinvested	8,290	123,112
Repurchased	(6,520)	(87,084)
Net increase	244,306	$3,509,147
Series II shares
Sold	2,150,382	$30,323,065
Distributions reinvested	66,474	987,137
Repurchased	(147,643)	(2,063,425)
Net increase	2,069,213	$29,246,777
Net increase	2,313,519	$32,755,924

1	Period from 5-1-09 (inception date) to 12-31-09.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Allocation Plus Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,863,300	$16,685,836	1,308,941	$14,923,854
Distributions reinvested	117,064	1,171,813	9,136	76,746
Repurchased	(838,544)	(8,602,497)	(22,184)	(252,288)
Net increase	1,141,820	$9,255,152	1,295,893	$14,748,312
Series II shares
Sold	9,497,569	$80,568,460	6,587,836	$64,369,695
Distributions reinvested	719,473	7,209,120	29,186	245,455
Repurchased	(1,318,239)	(13,332,857)	(31,725)	(359,183)
Net increase	8,898,803	$74,444,723	6,585,297	$64,255,967
Series NAV shares
Sold	2,199,532	$21,559,185	421,519	$5,185,005
Distributions reinvested	104,273	1,043,777	3,230	27,132
Repurchased	(509,894)	(5,192,140)	(1,782)	(14,797)
Net increase	1,793,911	$17,410,822	422,967	$5,197,340
Net increase	11,834,534	$101,110,697	8,304,157	$84,201,619

1	Period from 1-2-08 (inception date) to 12-31-08.

Core Disciplined Diversification Trust	Period ended 12-31-09[1]
	Shares	Amount
Series II shares
Sold	4,039,909	$58,359,988
Distributions reinvested	78,133	1,205,590
Repurchased	(77,420)	(1,071,509)
Net increase	4,040,622	$58,494,069
Net increase	4,040,622	$58,494,069

1	Period from 5-1-09 (inception date) to 12-31-09.

Core Diversified Growth & Income Trust	Year ended 12-31-09		Period ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	172,057	$1,923,162	8,000	$100,000
Distributions reinvested	1,463	16,399	217	1,827
Repurchased	(78,268)	(880,758)	—	—
Net increase	95,252	$1,058,803	8,217	$101,827
Series II shares
Sold	—	—	56,000	$700,001
Distributions reinvested	833	$9,141	1,467	12,341
Net increase	833	$9,141	57,467	$712,342
Series III shares
Sold	—	—	8,000	$100,000
Distributions reinvested	163	$1,775	235	1,977
Net increase	163	$1,775	8,235	$101,977
Series NAV shares
Sold	—	—	8,000	$100,001
Distributions reinvested	184	$2,011	248	2,084
Net increase	184	$2,011	8,248	$102,085
Net increase	96,432	$1,071,730	82,167	$1,018,231

1	Period from 7-1-08 (inception date) to 12-31-08.

Core Fundamental Holdings Trust	Period ended 12-31-09[1]
	Shares	Amount
Series II shares
Sold	7,058,326	$98,115,703
Distributions reinvested	100,641	1,485,460
Repurchased	(10,319)	(152,508)
Net increase	7,148,648	$99,448,655
Series III shares
Sold	657,674	$9,121,233
Distributions reinvested	11,557	170,350
Repurchased	(25,684)	(371,210)
Net increase	643,547	$8,920,373
Net increase	7,792,195	$108,369,028

1	Period from 5-1-09 (inception date) to 12-31-09.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Global Diversification Trust	Period ended 12-31-09[1]
	Shares	Amount
Series II shares
Sold	8,453,889	$123,437,788
Distributions reinvested	108,242	1,656,106
Repurchased	(80,486)	(1,076,454)
Net increase	8,481,645	$124,017,440
Series III shares
Sold	414,791	$6,068,301
Distributions reinvested	6,772	103,472
Repurchased	(11,722)	(162,256)
Net increase	409,841	$6,009,517
Net increase	8,891,486	$130,026,957

1	Period from 5-1-09 (inception date) to 12-31-09.

Disciplined Diversification Trust	Year ended 12-31-09		Period ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,153	$78,331	85,690	$1,066,286
Distributions reinvested	197	2,154	1,050	9,217
Repurchased	(82,407)	(891,232)	(5,099)	(59,186)
Net increase (decrease)	(74,057)	($810,747)	81,641	$1,016,317
Series II shares
Sold	12,196,280	$105,799,383	13,488,619	$145,950,685
Distributions reinvested	483,797	5,297,576	129,778	1,140,750
Repurchased	(5,800,972)	(60,979,431)	(445,599)	(5,196,219)
Net increase	6,879,105	$50,117,528	13,172,798	$141,895,216
Series NAV shares
Sold	3,848,029	$39,978,409	301,531	$3,000,493
Distributions reinvested	104,447	1,142,653	3,620	31,785
Repurchased	(100,192)	(1,034,815)	(25,725)	(198,888)
Net increase	3,852,284	$40,086,247	279,426	$2,833,390
Net increase	10,657,332	$89,393,028	13,533,865	$145,744,923

1	Period from 4-28-08 (inception date) to 12-31-08.

Emerging Markets Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	211,183	$2,263,705	449,665	$4,495,770
Distributions reinvested	1,280	10,629	10,277	71,255
Repurchased	(68,330)	(694,294)	(84,424)	(1,058,520)
Net increase	144,133	$1,580,040	375,518	$3,508,505
Series NAV shares
Sold	44,991,425	$291,714,004	17,548,655	$188,437,432
Distributions reinvested	261,521	2,270,561	1,686,493	12,412,500
Repurchased	(13,747,659)	(146,786,958)	(10,179,670)	(72,669,812)
Net increase	31,505,287	$147,197,607	9,055,478	$128,180,120
Net increase	31,649,420	$148,777,647	9,430,996	$131,688,625

Equity-Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	900,000	$7,962,655	441,238	$5,498,032
Issued in reorganization (Note 10)	175,931	1,682,453	—	—
Distributions reinvested	604,928	6,793,489	2,096,014	25,987,344
Repurchased	(7,524,142)	(75,884,408)	(10,157,680)	(139,001,196)
Net decrease	(5,843,283)	($59,445,811)	(7,620,428)	($107,515,820)
Series II shares
Sold	488,265	$4,684,829	909,601	$10,785,096
Issued in reorganization (Note 10)	1,070,772	10,213,706	—	—
Distributions reinvested	257,071	2,890,014	816,475	10,125,946
Repurchased	(2,485,759)	(23,787,571)	(3,913,752)	(53,530,612)
Net decrease	(669,651)	($5,999,022)	(2,187,676)	($32,619,570)
Series NAV shares
Sold	35,983,231	$287,207,585	12,668,346	$160,783,540
Issued in reorganization (Note 10)	744,149	7,097,663	—	—
Distributions reinvested	2,356,160	26,582,030	4,862,498	59,802,828
Repurchased	(6,800,251)	(68,505,241)	(23,244,156)	(265,242,107)
Net increase (decrease)	32,283,289	$252,382,037	(5,713,312)	($44,655,739)
Net increase (decrease)	25,770,355	$186,937,204	(15,521,416)	($184,791,129)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Financial Services Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,297,479	$10,333,151	1,783,439	$19,544,455
Distributions reinvested	27,247	271,081	259,868	2,926,236
Repurchased	(1,523,214)	(12,582,028)	(1,173,044)	(12,562,433)
Net increase (decrease)	(198,488)	($1,977,796)	870,263	$9,908,258
Series II shares
Sold	710,648	$6,061,460	1,079,339	$11,910,605
Distributions reinvested	14,568	144,862	197,257	2,259,679
Repurchased	(999,066)	(8,243,780)	(819,777)	(8,963,432)
Net increase (decrease)	(273,850)	($2,037,458)	456,819	$5,206,852
Series NAV shares
Sold	764,277	$6,466,071	282,236	$2,948,380
Distributions reinvested	16,992	168,528	185,968	2,117,994
Repurchased	(987,700)	(8,634,708)	(786,783)	(8,676,774)
Net decrease	(206,431)	($2,000,109)	(318,579)	($3,610,400)
Net increase (decrease)	(678,769)	($6,015,363)	1,008,503	$11,504,710

Franklin Templeton Founding Allocation Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,976,823	$22,615,595	1,582,550	$15,054,688
Distributions reinvested	165,006	1,545,239	58,997	424,638
Repurchased	(112,017)	(976,095)	(37,279)	(365,424)
Net increase	3,029,812	$23,184,739	1,604,268	$15,113,902
Series II shares
Sold	2,666,745	$19,393,170	54,000,141	$560,122,058
Distributions reinvested	4,912,524	46,150,128	7,006,898	57,066,480
Repurchased	(12,970,373)	(105,255,908)	(4,842,972)	(45,023,843)
Net increase (decrease)	(5,391,104)	($39,712,610)	56,164,067	$572,164,695
Series NAV shares
Sold	426,714	$3,632,089	153,319	$1,306,419
Distributions reinvested	18,624	174,469	4,834	34,127
Repurchased	(60,940)	(463,477)	(24,156)	(205,516)
Net increase	384,398	$3,343,081	133,997	$1,135,030
Net increase (decrease)	(1,976,894)	($13,184,790)	57,902,332	$588,413,627

1	The inception dates for Series I and Series NAV shares are 1-28-08 and 4-28-08, respectively.

Fundamental Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	633,536	$6,370,285	447,877	$5,499,955
Issued in reorganization (Note 10)	87,596	857,272	33,365,186	348,058,014
Distributions reinvested	309,746	3,697,912	558,618	6,049,491
Repurchased	(7,459,432)	(76,913,329)	(3,658,936)	(44,471,451)
Net increase (decrease)	(6,428,554)	($65,987,860)	30,712,745	$315,136,009
Series II shares
Sold	527,813	$4,714,497	2,145,915	$24,554,676
Issued in reorganization (Note 10)	1,918,145	18,732,540	3,673,043	38,146,978
Distributions reinvested	184,116	2,195,609	517,469	6,730,867
Repurchased	(4,605,649)	(48,205,927)	(4,520,983)	(60,666,081)
Net increase (decrease)	(1,975,575)	($22,563,281)	1,815,444	$8,766,440
Series NAV shares
Sold	14,317,529	$123,926,368	48,120,870	$702,854,865
Issued in reorganization (Note 10)	194,271	1,895,559	146,014	1,519,594
Distributions reinvested	739,248	8,833,596	1,508,198	18,674,408
Repurchased	(4,221,143)	(39,725,887)	(27,660,791)	(276,910,379)
Net increase	11,029,905	$94,929,636	22,114,291	$446,138,488
Net increase	2,625,776	$6,378,495	54,642,480	$770,040,937

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Global Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,534,831	$16,425,278	156,612	$1,949,331
Distributions reinvested	198,079	2,579,512	341,678	3,664,100
Repurchased	(878,532)	(10,402,073)	(4,938,415)	(63,204,765)
Net increase (decrease)	854,378	$8,602,717	(4,440,125)	($57,591,334)
Series II shares
Sold	73,633	$834,741	98,869	$1,416,577
Distributions reinvested	34,373	445,880	71,365	755,666
Repurchased	(438,706)	(4,745,627)	(849,938)	(12,369,614)
Net decrease	(330,700)	($3,465,006)	(679,704)	($10,197,371)
Series NAV shares
Sold	1,610,142	$16,394,625	13,701,253	$205,355,025
Distributions reinvested	539,065	6,994,947	974,091	10,317,479
Repurchased	(3,073,919)	(37,820,774)	(515,747)	(7,294,510)
Net increase (decrease)	(924,712)	($14,431,202)	14,159,597	$208,377,994
Net increase (decrease)	(401,034)	($9,293,491)	9,039,768	$140,589,289

Growth Equity Trust	Year ended 12-31-09		Period ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	16,246,297	$116,009,824	44,953,321	$544,440,410
Distributions reinvested	154,015	1,403,856	26,799	198,044
Repurchased	(586,583)	(4,351,119)	(4,923,310)	(40,290,638)
Net increase	15,813,729	$113,062,561	40,056,810	$504,347,816
Net increase	15,813,729	$113,062,561	40,056,810	$504,347,816

1	Period from 4-28-08 (inception date) to 12-31-08.

Health Sciences Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,108,326	$12,556,364	2,125,542	$29,086,274
Distributions reinvested	123,906	1,253,930	210,415	2,842,701
Repurchased	(6,000,229)	(70,496,007)	(3,000,456)	(37,359,402)
Net decrease	(4,767,997)	($56,685,713)	(664,499)	($5,430,427)
Series II shares
Sold	726,262	$8,105,127	1,029,762	$13,913,530
Distributions reinvested	70,697	703,435	119,851	1,595,215
Repurchased	(1,347,551)	(14,271,127)	(1,914,218)	(23,578,517)
Net decrease	(550,592)	($5,462,565)	(764,605)	($8,069,772)
Series NAV shares
Sold	478,971	$5,696,792	446,470	$6,229,658
Distributions reinvested	28,347	287,726	50,123	678,662
Repurchased	(628,587)	(6,954,211)	(722,868)	(8,603,710)
Net decrease	(121,269)	($969,693)	(226,275)	($1,695,390)
Net decrease	(5,439,858)	($63,117,971)	(1,655,379)	($15,195,589)

International Core Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	338,770	$2,768,703	232,079	$2,629,666
Distributions reinvested	438,925	3,214,161	661,609	6,089,248
Repurchased	(1,602,296)	(12,538,003)	(1,968,251)	(22,617,917)
Net decrease	(824,601)	($6,555,139)	(1,074,563)	($13,899,003)
Series II shares
Sold	333,832	$2,751,539	386,406	$4,571,628
Distributions reinvested	171,598	1,260,607	258,039	2,392,894
Repurchased	(623,897)	(4,798,932)	(1,081,982)	(12,714,311)
Net decrease	(118,467)	($786,786)	(437,537)	($5,749,789)
Series NAV shares
Sold	8,634,626	$64,282,352	10,032,139	$115,975,196
Distributions reinvested	4,480,533	32,850,081	7,004,235	66,107,884
Repurchased	(14,296,506)	(101,549,179)	(43,186,940)	(519,896,489)
Net decrease	(1,181,347)	($4,416,746)	(26,150,566)	($337,813,409)
Net decrease	(2,124,415)	($11,758,671)	(27,662,666)	($357,462,201)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Opportunities Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	322,456	$3,191,103	705,330	$10,219,283
Distributions reinvested	4,057	44,047	32,466	441,820
Repurchased	(368,040)	(3,417,609)	(827,745)	(11,780,522)
Net decrease	(41,527)	($182,459)	(89,949)	($1,119,419)
Series II shares
Sold	1,009,513	$10,326,144	660,779	$8,991,967
Distributions reinvested	24,617	269,354	221,543	3,075,413
Repurchased	(1,431,697)	(13,050,642)	(1,793,922)	(24,914,711)
Net decrease	(397,567)	($2,455,144)	(911,600)	($12,847,331)
Series NAV shares
Sold	9,835,339	$79,095,440	13,151,310	$172,974,045
Distributions reinvested	463,176	5,005,226	3,168,797	41,602,817
Repurchased	(19,915,885)	(158,703,042)	(8,029,228)	(76,374,852)
Net increase (decrease)	(9,617,370)	($74,602,376)	8,290,879	$138,202,010
Net increase (decrease)	(10,056,464)	($77,239,979)	7,289,330	$124,235,260

International Small Company Trust	Year ended 12-31-09[1]		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	31,199	$278,336	—	—
Issued in reorganization (Note 10)	7,629,881	68,700,471	—	—
Distributions reinvested	59,853	518,324	—	—
Repurchased	(370,565)	(3,275,327)	—	—
Net increase	7,350,368	$66,221,804	—	—
Series II shares
Sold	—	—	—	—
Issued in reorganization (Note 10)	4,298,294	$38,702,419	—	—
Distributions reinvested	32,211	278,943	—	—
Repurchased	(462,450)	(4,087,979)	—	—
Net increase	3,868,055	$34,893,383	—	—
Series NAV shares
Sold	142,498	$1,169,428	18,625,418	$212,225,567
Issued in reorganization (Note 10)	1,734,659	15,619,098	—	—
Distributions reinvested	906,748	5,063,539	694,605	4,403,797
Repurchased	(24,346,927)	(133,973,397)	(1,516,008)	(10,465,848)
Net increase (decrease)	(21,563,022)	($112,121,332)	17,804,015	$206,163,516
Net increase (decrease)	(10,344,599)	($11,006,145)	17,804,015	$206,163,516

1	The inception date for Series I and Series II shares is 11-16-09.

International Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	347,273	$3,254,606	467,736	$5,430,265
Distributions reinvested	1,227,486	11,040,384	1,528,578	17,676,577
Repurchased	(4,425,078)	(41,150,156)	(6,406,236)	(86,740,991)
Net decrease	(2,850,319)	($26,855,166)	(4,409,922)	($63,634,149)
Series II shares
Sold	435,907	$4,182,525	633,376	$7,542,764
Distributions reinvested	908,086	8,134,339	1,029,808	11,900,349
Repurchased	(2,256,309)	(20,851,336)	(3,725,831)	(51,393,990)
Net decrease	(912,316)	($8,534,472)	(2,062,647)	($31,950,877)
Series NAV shares
Sold	4,585,654	$41,645,938	10,494,980	$137,430,158
Distributions reinvested	3,603,995	32,380,870	5,406,814	61,564,099
Repurchased	(25,632,459)	(210,948,059)	(15,975,313)	(179,384,338)
Net increase (decrease)	(17,442,810)	($136,921,251)	(73,519)	$19,609,919
Net decrease	(21,205,445)	($172,310,889)	(6,546,088)	($75,975,107)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Large Cap Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	50,538	$446,308	110,976	$1,057,175
Distributions reinvested	282,060	2,705,427	355,305	2,927,709
Repurchased	(2,838,944)	(25,199,410)	(3,999,293)	(49,285,283)
Net decrease	(2,506,346)	($22,047,675)	(3,533,012)	($45,300,399)
Series II shares
Sold	78,796	$744,928	113,673	$1,180,061
Distributions reinvested	16,199	153,748	19,308	158,714
Repurchased	(254,964)	(2,202,773)	(405,367)	(4,883,952)
Net decrease	(159,969)	($1,304,097)	(272,386)	($3,545,177)
Series NAV shares
Sold	428,721	$4,079,913	4,684,449	$55,085,687
Distributions reinvested	17,787	173,666	374,879	3,077,758
Repurchased	(16,677,231)	(120,247,144)	(13,443,972)	(122,677,444)
Net decrease	(16,230,723)	($115,993,565)	(8,384,644)	($64,513,999)
Net decrease	(18,897,038)	($139,345,337)	(12,190,042)	($113,359,575)

Large Cap Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	455,979	$5,790,195	449,941	$8,101,337
Distributions reinvested	34,093	485,819	54,642	798,297
Repurchased	(1,083,288)	(14,454,786)	(1,211,707)	(22,794,155)
Net decrease	(593,216)	($8,178,772)	(707,124)	($13,894,521)
Series II shares
Sold	191,967	$2,541,644	269,173	$5,235,879
Distributions reinvested	21,932	310,731	29,497	428,753
Repurchased	(351,013)	(4,653,693)	(731,835)	(14,158,727)
Net decrease	(137,114)	($1,801,318)	(433,165)	($8,494,095)
Series NAV shares
Sold	4,766,093	$60,121,305	9,998,901	$200,452,090
Distributions reinvested	330,685	4,751,869	377,472	5,568,962
Repurchased	(1,430,754)	(17,430,302)	(15,787,032)	(218,531,066)
Net increase (decrease)	3,666,024	$47,442,872	(5,410,659)	($12,510,014)
Net increase (decrease)	2,935,694	$37,462,782	(6,550,948)	($34,898,630)

Mid Cap Stock Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	814,522	$6,966,012	969,528	$11,490,848
Issued in reorganization (Note 10)	—	—	4,626,777	65,256,243
Distributions reinvested	—	—	580,091	7,877,634
Repurchased	(4,454,841)	(39,555,277)	(7,123,250)	(89,831,678)
Net decrease	(3,640,319)	($32,589,265)	(946,854)	($5,206,953)
Series II shares
Sold	1,414,341	$11,987,957	1,119,692	$12,841,384
Issued in reorganization (Note 10)	—	—	1,616,943	22,457,599
Distributions reinvested	—	—	350,638	4,688,037
Repurchased	(2,826,937)	(24,367,305)	(3,767,159)	(47,314,244)
Net decrease	(1,412,596)	($12,379,348)	(679,886)	($7,327,224)
Series NAV shares
Sold	7,867,821	$65,375,259	3,313,140	$37,381,807
Issued in reorganization (Note 10)	—	—	65,397	925,306
Distributions reinvested	—	—	1,195,314	16,280,182
Repurchased	(3,494,507)	(31,910,379)	(14,569,911)	(160,349,049)
Net increase (decrease)	4,373,314	$33,464,880	(9,996,060)	($105,761,754)
Net decrease	(679,601)	($11,503,733)	(11,622,800)	($118,295,931)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Value Equity Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	7,152,442	$46,188,691	852,857	$6,808,840
Distributions reinvested	494,804	3,997,401	299,341	3,376,657
Repurchased	(574,403)	(4,767,245)	(5,332,522)	(67,320,749)
Net increase (decrease)	7,072,843	$45,418,847	(4,180,324)	($57,135,252)

Mid Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	11,633,590	$87,009,409	4,057,313	$28,509,828
Issued in reorganization (Note 10)	11,375,995	82,658,470	—	—
Distributions reinvested	129,347	1,208,934	79,218	612,579
Repurchased	(1,410,291)	(11,813,067)	(304,595)	(2,745,969)
Net increase	21,728,641	$159,063,746	3,831,936	$26,376,438
Series II shares
Sold	550,701	$4,567,971	328,495	$3,014,544
Issued in reorganization (Note 10)	10,779,091	78,310,799	—	—
Distributions reinvested	24,463	234,158	40,770	374,700
Repurchased	(1,837,842)	(15,108,892)	(647,022)	(5,825,497)
Net increase (decrease)	9,516,413	$68,004,036	(277,757)	($2,436,253)
Series NAV shares
Sold	29,481,598	$173,091,888	1,135,430	$8,432,498
Issued in reorganization (Note 10)	1,248,705	9,049,426	—	—
Distributions reinvested	233,233	2,114,310	460,553	4,143,097
Repurchased	(3,691,569)	(29,787,182)	(5,404,906)	(49,589,122)
Net increase (decrease)	27,271,967	$154,468,442	(3,808,923)	($37,013,527)
Net increase (decrease)	58,517,021	$381,536,224	(254,744)	($13,073,342)

Mutual Shares Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	11,200,502	$83,566,808	2,513,353	$21,953,988
Distributions reinvested	206,276	1,460,431	27,012	193,407
Repurchased	(342,170)	(2,853,270)	(32,234)	(315,950)
Net increase	11,064,608	$82,173,969	2,508,131	$21,831,445
Series NAV shares
Sold	1,985,752	$14,191,343	19,223,212	$193,953,114
Distributions reinvested	1,558,072	11,031,148	642,259	4,598,576
Repurchased	(2,731,209)	(22,921,265)	(746,600)	(7,532,840)
Net increase	812,615	$2,301,226	19,118,871	$191,018,850
Net increase	11,877,223	$84,475,195	21,627,002	$212,850,295

1	The inception date for Series I shares is 1-28-08.

Natural Resources Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	726,791	$6,914,361	694,948	$15,545,042
Distributions reinvested	889,274	5,443,158	45,856	1,171,190
Repurchased	(1,189,732)	(11,471,417)	(884,529)	(18,631,496)
Net increase (decrease)	426,333	$886,102	(143,725)	($1,915,264)
Series II shares
Sold	4,240,594	$41,444,270	2,730,467	$69,083,592
Distributions reinvested	7,950,996	48,058,884	341,021	9,187,355
Repurchased	(3,516,999)	(32,285,701)	(5,243,653)	(118,156,165)
Net increase (decrease)	8,674,591	$57,217,453	(2,172,165)	($39,885,218)
Series NAV shares
Sold	1,875,506	$18,691,768	4,822,436	$103,976,952
Distributions reinvested	12,903,719	77,333,881	729,353	18,278,458
Repurchased	(26,468,735)	(218,243,753)	(15,470,829)	(382,710,376)
Net decrease	(11,689,510)	($122,218,104)	(9,919,040)	($260,454,966)
Net decrease	(2,588,586)	($64,114,549)	(12,234,930)	($302,255,448)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Optimized All Cap Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	231,378	$2,067,476	255,740	$3,280,006
Distributions reinvested	170,101	1,680,683	193,193	1,642,293
Repurchased	(2,909,147)	(26,832,988)	(3,351,930)	(40,988,429)
Net decrease	(2,507,668)	($23,084,829)	(2,902,997)	($36,066,130)
Series II shares
Sold	36,353	$294,072	487,309	$4,789,845
Distributions reinvested	74,118	727,501	69,799	596,955
Repurchased	(1,075,508)	(9,684,156)	(1,864,491)	(23,724,765)
Net decrease	(965,037)	($8,662,583)	(1,307,383)	($18,337,965)
Series NAV shares
Sold	1,390,510	$12,317,822	968,181	$9,607,212
Issued in reorganization (Note 10)	—	—	118,281,586	1,718,113,023
Distributions reinvested	1,398,221	13,909,122	1,478,137	12,372,101
Repurchased	(13,052,572)	(119,975,295)	(9,978,958)	(119,454,374)
Net increase (decrease)	(10,263,841)	($93,748,351)	110,748,946	$1,620,637,962
Net increase (decrease)	(13,736,546)	($125,495,763)	106,538,566	$1,566,233,867

Optimized Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	51,494	$366,906	15,241	$180,847
Distributions reinvested	1,452	11,819	1,089	7,986
Repurchased	(9,648)	(69,549)	(65,697)	(759,421)
Net increase (decrease)	43,298	$309,176	(49,367)	($570,588)
Series II shares
Sold	54,712	$416,221	74,058	$634,710
Distributions reinvested	29,725	240,092	57,301	418,123
Repurchased	(300,519)	(2,234,677)	(474,278)	(5,181,426)
Net decrease	(216,082)	($1,578,364)	(342,919)	($4,128,593)
Series NAV shares
Sold	2,760,425	$18,723,205	8,982,680	$93,975,280
Distributions reinvested	605,693	4,912,083	1,704,038	12,556,984
Repurchased	(19,721,144)	(120,616,627)	(27,675,569)	(208,669,395)
Net decrease	(16,355,026)	($96,981,339)	(16,988,851)	($102,137,131)
Net decrease	(16,527,810)	($98,250,527)	(17,381,137)	($106,836,312)

Overseas Equity Trust	Year ended 12-31-09		Year ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	—	—	156,756	$1,894,878
Distributions reinvested	—	—	23,185	292,362
Repurchased	—	—	(587,534)	(4,478,438)
Net increase (decrease)	—	—	(407,593)	($2,291,198)
Series II shares
Sold	80,528	$693,228	131,996	$1,596,112
Distributions reinvested	7,017	61,321	39,917	438,460
Repurchased	(155,518)	(1,234,021)	(246,755)	(2,738,188)
Net decrease	(67,973)	($479,472)	(74,842)	($703,616)
Series NAV shares
Sold	518,122	$3,994,087	2,670,696	$30,222,179
Distributions reinvested	332,691	2,895,477	3,447,576	36,993,514
Repurchased	(24,375,936)	(158,061,824)	(8,143,424)	(69,599,737)
Net decrease	(23,525,123)	($151,172,260)	(2,025,152)	($2,384,044)
Net decrease	(23,593,096)	($151,651,732)	(2,507,587)	($5,378,858)

1	Series I shares were terminated on 10-24-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Pacific Rim Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,936,195	$12,876,185	1,493,290	$12,275,997
Distributions reinvested	93,519	621,038	448,501	3,483,322
Repurchased	(2,858,078)	(18,766,522)	(3,535,614)	(29,125,569)
Net decrease	(828,364)	($5,269,299)	(1,593,823)	($13,366,250)
Series II shares
Sold	1,342,985	$8,488,899	910,088	$7,815,411
Distributions reinvested	26,584	173,214	143,690	1,153,499
Repurchased	(1,050,214)	(6,938,706)	(2,488,808)	(21,487,909)
Net increase (decrease)	319,355	$1,723,407	(1,435,030)	($12,518,999)
Series NAV shares
Sold	667,738	$4,271,159	557,130	$4,771,909
Distributions reinvested	13,724	91,794	46,525	356,458
Repurchased	(598,642)	(4,187,522)	(343,671)	(2,818,156)
Net increase	82,820	$175,431	259,984	$2,310,211
Net decrease	(426,189)	($3,370,461)	(2,768,869)	($23,575,038)

Real Estate Securities Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	675,054	$4,397,002	768,742	$8,349,509
Issued in reorganization (Note 10)	23,248	197,988	—	—
Distributions reinvested	341,540	2,623,065	732,045	7,007,722
Repurchased	(3,088,912)	(20,501,323)	(4,112,653)	(45,057,200)
Net decrease	(2,049,070)	($13,283,268)	(2,611,866)	($29,699,969)
Series II shares
Sold	1,291,002	$8,340,398	1,363,628	$14,363,635
Distributions reinvested	240,801	1,848,868	444,327	4,321,869
Repurchased	(2,226,701)	(15,438,246)	(3,105,397)	(34,184,432)
Net decrease	(694,898)	($5,248,980)	(1,297,442)	($15,498,928)
Series NAV shares
Sold	1,455,614	$10,162,205	1,454,790	$13,982,812
Issued in reorganization (Note 10)	155,843	1,320,443	—	—
Distributions reinvested	640,096	4,909,035	1,286,307	12,121,259
Repurchased	(4,144,260)	(27,733,752)	(5,428,974)	(58,185,590)
Net decrease	(1,892,707)	($11,342,069)	(2,687,877)	($32,081,519)
Net decrease	(4,636,675)	($29,874,317)	(6,597,185)	($77,280,416)

Science and Technology Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,425,192	$102,942,616	856,283	$10,446,387
Repurchased	(3,062,497)	(33,227,146)	(5,318,353)	(63,780,798)
Net increase (decrease)	5,362,695	$69,715,470	(4,462,070)	($53,334,411)
Series II shares
Sold	1,607,981	$17,108,980	551,797	$6,857,485
Repurchased	(1,030,071)	(11,169,489)	(1,617,579)	(19,939,176)
Net increase (decrease)	577,910	$5,939,491	(1,065,782)	($13,081,691)
Series NAV shares
Sold	537,018	$5,521,916	315,508	$3,803,895
Repurchased	(386,626)	(4,384,250)	(218,719)	(2,597,358)
Net increase	150,392	$1,137,666	96,789	$1,206,537
Net increase (decrease)	6,090,997	$76,792,627	(5,431,063)	($65,209,565)

Small Cap Growth Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,338,676	$16,376,661	2,674,498	$18,543,249
Issued in reorganization (Note 10)	—	—	201,032	1,238,199
Distributions reinvested	—	—	32,806	296,246
Repurchased	(810,904)	(5,405,588)	(622,428)	(4,985,098)
Net increase	1,527,772	$10,971,073	2,285,908	$15,092,596
Series II shares
Sold	872,102	$5,818,839	1,182,211	$10,269,525
Issued in reorganization (Note 10)	—	—	757,798	4,623,567
Distributions reinvested	—	—	44,611	399,717
Repurchased	(1,326,545)	(8,368,486)	(1,398,013)	(11,255,223)
Net increase (decrease)	(454,443)	($2,549,647)	586,607	$4,037,586
Series NAV shares
Sold	6,794,947	$37,368,500	9,067,572	$68,355,234
Issued in reorganization (Note 10)	—	—	500,528	3,088,838
Distributions reinvested	—	—	261,666	2,365,461
Repurchased	(2,896,059)	(19,533,347)	(4,248,196)	(35,006,886)
Net increase	3,898,888	$17,835,153	5,581,570	$38,802,647
Net increase	4,972,217	$26,256,579	8,454,085	$57,932,829

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Opportunities Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	296,951	$3,589,586	160,983	$2,275,630
Distributions reinvested	—	—	181,757	2,890,534
Repurchased	(790,406)	(9,297,232)	(978,768)	(16,155,614)
Net decrease	(493,455)	($5,707,646)	(636,028)	($10,989,450)
Series II shares
Sold	302,854	$3,701,856	142,211	$1,839,248
Distributions reinvested	—	—	129,753	2,077,012
Repurchased	(533,349)	(6,452,040)	(601,815)	(10,145,035)
Net decrease	(230,495)	($2,750,184)	(329,851)	($6,228,775)
Series NAV shares
Sold	1,648,304	$20,521,711	366,171	$5,804,130
Distributions reinvested	—	—	502,317	7,927,152
Repurchased	(3,634,913)	(33,232,771)	(5,017,162)	(91,214,996)
Net decrease	(1,986,609)	($12,711,060)	(4,148,674)	($77,483,714)
Net decrease	(2,710,559)	($21,168,890)	(5,114,553)	($94,701,939)

Small Cap Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,910,778	$23,452,210	1,850,538	$26,478,222
Distributions reinvested	52,552	722,574	138,695	1,764,269
Repurchased	(1,057,990)	(12,213,956)	(994,372)	(13,439,399)
Net increase	905,340	$11,960,828	994,861	$14,803,092
Series II shares
Sold	725,692	$8,724,262	1,227,288	$18,442,680
Distributions reinvested	11,179	148,566	61,160	796,513
Repurchased	(2,146,975)	(23,687,365)	(1,438,825)	(20,137,779)
Net decrease	(1,410,104)	($14,814,537)	(150,377)	($898,586)
Series NAV shares
Sold	10,136,023	$96,021,063	789,567	$10,978,547
Distributions reinvested	125,475	1,716,798	230,538	2,987,089
Repurchased	(2,571,335)	(31,814,703)	(4,224,940)	(61,293,726)
Net increase (decrease)	7,690,163	$65,923,158	(3,204,835)	($47,328,090)
Net increase (decrease)	7,185,399	$63,069,449	(2,360,351)	($33,423,584)

Small Company Growth Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,415,002	$14,823,420	2,778,763	$28,971,854
Distributions reinvested	—	—	292,099	4,080,626
Repurchased	(7,687,494)	(64,296,680)	(5,477,045)	(73,978,133)
Net decrease	(6,272,492)	($49,473,260)	(2,406,183)	($40,925,653)
Net decrease	(6,272,492)	($49,473,260)	(2,406,183)	($40,925,653)

Small Company Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	259,903	$3,069,135	569,965	$10,023,106
Issued in reorganization (Note 10)	45,770	503,744	—	—
Distributions reinvested	1,212,307	13,393,467	246,134	4,118,221
Repurchased	(2,242,348)	(26,829,444)	(3,442,245)	(55,863,784)
Net decrease	(724,368)	($9,863,098)	(2,626,146)	($41,722,457)
Series II shares
Sold	179,682	$2,230,832	675,300	$11,994,496
Issued in reorganization (Note 10)	169,787	1,853,869	—	—
Distributions reinvested	964,319	10,549,648	160,753	2,735,799
Repurchased	(1,258,781)	(14,860,995)	(2,458,580)	(39,821,653)
Net increase (decrease)	55,007	($226,646)	(1,622,527)	($25,091,358)
Series NAV shares
Sold	1,153,697	$13,863,533	9,882,634	$165,641,222
Issued in reorganization (Note 10)	46,542	510,997	—	—
Distributions reinvested	2,001,233	22,070,803	441,102	7,072,412
Repurchased	(10,643,580)	(109,438,028)	(4,634,553)	(72,996,511)
Net increase (decrease)	(7,442,108)	($72,992,695)	5,689,183	$99,717,123
Net increase (decrease)	(8,111,469)	($83,082,439)	1,440,510	$32,903,308

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Smaller Company Growth Trust	Year ended 12-31-09[1]		Period ended 12-31-08[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	864	$13,109	—	—
Issued in reorganization (Note 10)	6,766,598	91,960,575	—	—
Repurchased	(129,646)	(1,792,347)	—	—
Net increase	6,637,816	$90,181,337	—	—
Series II shares
Sold	5,950	$82,610	—	—
Issued in reorganization (Note 10)	1,744,025	23,701,938	—	—
Repurchased	(51,857)	(718,252)	—	—
Net increase	1,698,118	$23,066,296	—	—
Series NAV shares
Sold	438,702	$4,665,330	9,633,146	$109,662,321
Issued in reorganization (Note 10)	216,170	2,937,836	—	—
Repurchased	(1,402,038)	(17,125,529)	(892,292)	(11,087,021)
Net increase (decrease)	(747,166)	($9,522,363)	8,740,854	$98,575,300
Net increase	7,588,768	$103,725,270	8,740,854	$98,575,300

1 The inception date for Series I and Series II shares is 11-16-09.

2 Period from 10-7-08 (inception date) to 12-31-08.

U.S. Multi Sector Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	32,511,904	$280,976,641	10,870,500	$128,492,341
Distributions reinvested	1,157,251	12,190,243	1,763,877	17,550,299
Repurchased	(738,115)	(6,998,343)	(86,108,750)	(981,376,949)
Net increase (decrease)	32,931,040	$286,168,541	(73,474,373)	($835,334,309)
Net increase (decrease)	32,931,040	$286,168,541	(73,474,373)	($835,334,309)

Utilities Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,150,138	$10,650,194	1,711,596	$20,291,449
Distributions reinvested	485,414	4,634,918	921,184	9,762,835
Repurchased	(2,224,134)	(18,874,257)	(4,205,100)	(46,977,273)
Net decrease	(588,582)	($3,589,145)	(1,572,320)	($16,922,989)
Series II shares
Sold	257,561	$2,313,621	1,069,056	$13,991,412
Distributions reinvested	143,412	1,355,959	315,723	3,445,092
Repurchased	(834,513)	(6,804,806)	(2,865,288)	(34,150,925)
Net decrease	(433,540)	($3,135,226)	(1,480,509)	($16,714,421)
Series NAV shares
Sold	575,486	$5,593,731	1,651,419	$20,939,250
Distributions reinvested	79,551	762,507	114,543	1,127,035
Repurchased	(458,063)	(3,929,110)	(1,728,255)	(21,303,558)
Net increase	196,974	$2,427,128	37,707	$762,727
Net decrease	(825,148)	($4,297,243)	(3,015,122)	($32,874,683)

Value Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,305,382	$24,692,210	445,617	$5,410,662
Distributions reinvested	173,520	2,129,202	611,386	8,514,019
Repurchased	(2,061,110)	(22,896,171)	(3,256,070)	(46,516,076)
Net increase (decrease)	417,792	$3,925,241	(2,199,067)	($32,591,395)
Series II shares
Sold	375,675	$4,442,913	458,386	$6,077,367
Distributions reinvested	26,032	314,137	113,715	1,616,860
Repurchased	(756,204)	(8,315,333)	(1,105,286)	(15,678,678)
Net decrease	(354,497)	($3,558,283)	(533,185)	($7,984,451)
Series NAV shares
Sold	955,286	$12,367,392	399,013	$5,827,365
Distributions reinvested	14,420	180,365	34,092	461,210
Repurchased	(580,606)	(7,432,879)	(185,067)	(2,357,901)
Net increase	389,100	$5,114,878	248,038	$3,930,674
Net increase (decrease)	452,395	$5,481,836	(2,484,214)	($36,645,172)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Value & Restructuring Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,085,932	$8,153,604	15,414,027	$206,091,204
Distributions reinvested	433,870	4,565,229	616,133	5,280,482
Repurchased	(10,461,102)	(83,025,791)	(9,787,452)	(92,966,958)
Net increase (decrease)	(8,941,300)	($70,306,958)	6,242,708	$118,404,728

Vista Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	7,616,824	$63,524,477	683,070	$7,629,825
Distributions reinvested	392,759	3,405,223	236,462	3,565,846
Repurchased	(300,813)	(2,577,034)	(4,554,337)	(68,529,432)
Net increase (decrease)	7,708,770	$64,352,666	(3,634,805)	($57,333,761)

7.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated Funds of the Portfolios and are managed by the Adviser and its affiliates. The affiliated Funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolio’s net assets. For the year ended December 31, 2009, the following Portfolios had an affiliate Fund ownership concentration of 5% or more of the Portfolios’ net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
All Cap Core Trust	73.0%
All Cap Value Trust	7.9%
Alpha Opportunities Trust	99.9%
Balanced Trust	99.0%
Blue Chip Growth Trust	44.3%
Capital Appreciation Trust	65.0%
Emerging Markets Value Trust	96.2%
Equity-Income Trust	53.8%
Fundamental Value Trust	55.7%
Global Trust	67.9%
Growth Equity Trust	100.0%
International Core Trust	85.5%
International Opportunities Trust	88.5%
International Small Company Trust	51.2%
International Value Trust	60.5%
Large Cap Value Trust	77.5%
Mid Cap Stock Trust	35.5%
Mid Cap Value Equity Trust	100.0%
Mid Value Trust	36.1%
Mutual Shares Trust	79.2%
Optimized Value Trust	93.8%
Small Cap Growth Trust	32.6%
Small Cap Opportunities Trust	50.5%
Small Cap Value Trust	30.2%
Small Company Growth Trust	100.0%
Small Company Value Trust	47.3%
Smaller Company Growth Trust	47.6%
U.S. Multi Sector Trust	100.0%
Value & Restructuring Trust	100.0%
Vista Trust	100.0%

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Core Allocation Trust, Core Disciplined Diversification Trust and Franklin Templeton Founding Allocation Trust invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2009, the following Portfolios held 5% or more of the underlying funds’ net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING FUND’S NET ASSETS
Core Allocation Trust	Core Allocation Plus Trust	10.04%

Core Disciplined Diversification Trust	Disciplined Diversification Trust	13.91%

Franklin Templeton Founding Allocation Trust	Global Trust	67.87%
	Income Trust	100.02%
	Mutual Shares Trust	79.25%

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (excluding short-term investments) for the Portfolios for the year ended December 31, 2009:

PORTFOLIO	PURCHASES OTHER ISSUERS	SALES AND MATURITIES OTHER ISSUERS
All Cap Core Trust	$610,240,531	$635,709,601
All Cap Growth Trust	97,747,488	106,332,480
All Cap Value Trust	107,762,366	102,864,264
Alpha Opportunities Trust	1,383,742,293	1,150,253,619
American Asset Allocation Trust	630,515,897	65,748,028
American Blue Chip Income and Growth Trust	91,278,652	24,926,336
American Bond Trust	258,498,143	90,324,431
American Fundamental Holding Trust	331,344,787	29,243,443
American Global Diversification Trust	138,745,173	39,159,332
American Global Growth Trust	18,812,581	29,062,953
American Global Small Capitalization Trust	35,957,406	20,967,618
American Growth Trust	95,171,529	230,492,826
American Growth-Income Trust	293,094,102	186,563,150
American High Income Bond Trust	37,777,859	9,532,303
American International Trust	74,002,171	172,739,061
American New World Trust	29,773,854	12,575,092
Balanced Trust	25,492,304	5,920,226
Blue Chip Growth Trust	934,406,370	1,379,557,699
Capital Appreciation Trust	1,035,034,755	909,287,672
Capital Appreciation Value Trust	324,062,701	228,215,236
Core Allocation Trust	36,356,558	3,575,163
Core Allocation Plus Trust	351,277,558	266,830,612

PURCHASES AND SALES OF SECURITIES, CONTINUED

PORTFOLIO	PURCHASES OTHER ISSUERS	SALES AND MATURITIES OTHER ISSUERS
Core Disciplined Diversification Trust	$61,111,695	$2,592,538
Core Diversified Growth & Income Trust	2,606,428	1,537,173
Core Fundamental Holding Trust	115,367,988	6,957,779
Core Global Diversification Trust	142,948,148	12,883,522
Disciplined Diversification Trust	152,138,125	113,363,675
Emerging Markets Value Trust	663,926,857	446,468,652
Equity-Income Trust	1,006,817,661	672,184,606
Financial Services Trust	59,143,089	54,105,874
Franklin Templeton Founding Allocation Trust	95,844,517	109,111,688
Fundamental Value Trust	725,166,463	628,280,875
Global Trust	277,189,254	207,276,168
Growth Equity Trust	678,699,785	531,665,109
Health Sciences Trust	54,401,044	118,486,242
International Core Trust	477,309,231	511,157,925
International Opportunities Trust	674,615,265	724,547,697
International Small Company Trust	204,294,563	205,670,922
International Value Trust	429,033,305	605,324,251
Large Cap Trust	134,149,416	265,457,330
Large Cap Value Trust	618,282,796	574,284,766
Mid Cap Stock Trust	1,434,305,339	1,319,173,455
Mid Cap Value Equity Trust	124,703,600	66,375,402
Mid Value Trust	921,121,042	457,252,244
Mutual Shares Trust	434,772,788	346,493,072
Natural Resources Trust	265,202,452	410,299,072
Optimized All Cap Trust	1,746,898,999	1,863,613,028
Optimized Value Trust	390,018,291	476,647,962
Overseas Equity Trust	159,030,169	299,981,741
Pacific Rim Trust	79,583,910	79,345,677
Real Estate Securities Trust	506,865,991	451,502,237
Science & Technology Trust	521,392,212	407,182,434
Small Cap Growth Trust	777,917,588	677,982,748
Small Cap Opportunities Trust	120,326,566	113,284,744
Small Cap Value Trust	284,086,914	173,546,624
Small Company Growth Trust	103,891,886	123,810,063
Small Company Value Trust	191,491,853	244,230,233
Smaller Company Growth Trust	264,556,417	136,119,432
U.S. Multi Sector Trust	643,664,875	351,356,362
Utilities Trust	148,940,156	139,087,111
Value Trust	231,388,644	204,117,863
Value & Restructuring Trust	205,570,953	231,493,796
Vista Trust	296,225,115	215,832,118

The following summarizes the U.S. Government securities transactions (excluding for short-term investments) for all portfolios for the year ended December 31, 2009:

PORTFOLIO	PURCHASES	SALES
Balanced Trust	$19,067,518	$11,309,997
Capital Appreciation Value Trust	6,727,185	6,989,740
Core Allocation Plus Trust	11,202,240	3,703,001
Disciplined Diversification Trust	93,665,373	41,320,388
Mutual Shares Trust	9,347,805	14,478,419

10.  FUND MERGERS On October 19, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
International Small Cap Trust	International Small Company Trust
Global Real Estate Trust	Real Estate Securities Trust
Emerging Small Company Trust	Smaller Company Growth Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for a representative amount of shares of the Acquiring Portfolios; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The reorganization is intended to eliminate underperforming and in some cases relatively small Acquired Portfolios (the latter having experienced substantial recent redemptions) in favor of Acquiring Portfolios that have better performance records, are expected to have improved prospects for continued asset growth and have lower overall operating expenses. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments are transferred to the Acquiring Portfolios at identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
International Small Company Trust	International Small Cap Trust	$123,021,988	($6,429,418)	13,662,834	$118,615,065	$241,637,053
Real Estate Securities Trust	Global Real Estate Trust	$1,518,430	$116,825	179,091	$322,410,221	$323,928,651
Smaller Company Growth Trust	Emerging Small Company Trust	$118,600,349	$2,221,480	8,726,793	$105,011,217	$223,611,566

At the time of the reorganization, certain capital loss carryforwards attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforwards attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforwards transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	EXPIRES– 12/31/2014	EXPIRES– 12/31/2015	EXPIRES– 12/31/2016	TOTAL
International Small Company Trust	International Small Cap Trust	—	—	$187,248,608	$187,248,608
Real Estate Securities Trust	Global Real Estate Trust	$54,281,719	—	$439,158,754	$493,440,473
Smaller Company Growth Trust	Emerging Small Company Trust	—	$23,030,035	$18,920,752	$41,950,787

FUND MERGERS, CONTINUED

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period, the Acquiring Portfolios’ pro forma results of operations for the year ended December 31, 2009 are as follows:

Smaller Company Growth Trust:

Net investment income	($958,791)
Net gain/(loss)	43,783
Increase (decrease) in net assets from operations	62,994,701

Real Estate Securities Trust:

Net investment income	$12,811,190
Net gain/(loss)	(388,779,850)
Increase (decrease) in net assets from operations	(11,242,692)

International Small Company Trust:

Net investment income	$3,260,532
Net gain/(loss)	(315,498,254)
Increase (decrease) in net assets from operations	38,520,044

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 20, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Income & Value Trust	American Asset Allocation Trust
U.S. Large Cap Trust	American Growth-Income Trust
Classic Value Trust	Equity-Income Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for a representative amount of shares of the Acquiring Portfolios; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The Reorganization is intended to eliminate underperforming, and in some cases relatively, small Acquired Portfolios in favor of Acquiring Portfolios that have better performance records and are expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments are transferred to the Acquiring Portfolios at market value. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 1, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
American Asset Allocation Trust	Income & Value Trust	$217,923,376	26,002,057	$1,145,836,833	$1,363,760,209
American Growth-Income Trust	U.S. Large Cap Trust	$175,623,135	16,367,346	$893,520,026	$1,069,143,161
Equity-Income Trust	Classic Value Trust	$18,993,822	1,990,852	$1,530,762,983	$1,549,756,805

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 20, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Core Equity Trust	Fundamental Value Trust
Mid Cap Value Trust	Mid Value Trust
Small Company Trust	Small Company Value Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for a representative amount of shares of the Acquiring Portfolios; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The Reorganization is intended to eliminate underperforming, and in some cases relatively, small Acquired Portfolios in favor of Acquiring Portfolios that have better performance records and are expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments are transferred to the Acquiring Portfolios at identified cost. All distributable amounts of net income and

FUND MERGERS, CONTINUED

realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 1, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Fundamental Value Trust	Core Equity Trust	$21,485,371	($514,840)	2,200,012	$1,425,423,022	$1,446,908,393
Mid Value Trust	Mid Cap Value Trust	$170,018,695	$9,135,243	23,403,791	$387,844,896	$557,863,591
Small Company Value Trust	Small Company Trust	$2,868,610	$159,227	262,099	$328,712,906	$331,581,516

At the time of the reorganization, certain capital loss carryforwards attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforwards attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforwards transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	EXPIRES– 12/31/15	EXPIRES– 12/31/16	TOTAL
Fundamental Value Trust	Core Equity Trust	$248,642,087	$144,445,866	$393,087,953
Mid Value Trust	Mid-Cap Value Trust	$31,430,227	$143,050,299	$174,480,526
Small Company Value Trust	Small Company Trust	$4,943,069	$14,415,181	$19,358,250

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for Mid Cap Value Trust, for the year ended December 31, 2009, are as follows:

Net investment income	$4,610,672
Net gain/(loss)	(72,834,527)
Increase (decrease) in net assets from operations	255,440,454

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Fiscal year ended December 31, 2008 Portfolio mergers On October 14, 2008, the shareholders of the Emerging Growth Trust and Small Cap Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Emerging Growth Trust and Small Cap Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Small Cap Growth Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Adviser. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Small Cap Growth Trust	Emerging Growth Trust	$6,227,432	1,016,442	$232,072,907	$238,300,339
Small Cap Growth Trust	Small Cap Trust	$2,723,172	442,916	$238,300,339	$241,023,511

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2008, the shareholders of Dynamic Growth Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Dynamic Growth Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Mid Cap Stock Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Stock Trust	Dynamic Growth Trust	$88,639,148	$705,866	6,309,117	$1,086,781,249	$1,175,420,397

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2008, the shareholders of Growth & Income Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Growth & Income Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Optimized All Cap Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

FUND MERGERS, CONTINUED

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Optimized All Cap Trust	Growth & Income Trust	$1,718,113,023	$53,862,692	118,281,586	$354,488,715	$2,072,601,738

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2008, the shareholders of the U.S. Global Leaders Growth Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the U.S. Global Leaders Growth Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Blue Chip Growth Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Blue Chip Growth Trust	U.S. Global Leaders Growth Trust	$48,672,156	2,444,510	$3,371,331,898	$3,420,004,054

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

11.  SUBSEQUENT EVENT On December 17, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Portfolios listed below into the corresponding Acquiring Portfolios. A shareholder’s meeting has been scheduled for April 16, 2010 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday April 30, 2010, subject to regulatory and shareholder approval.

ACQUIRED PORTFOLIOS	CORRESPONDING ACQUIRING PORTFOLIOS
All Cap Growth Trust	Capital Appreciation Trust
Overseas Equity Trust	International Value Trust
Pacific Rim Trust	International Equity Index Trust A

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2009 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2009.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
American Asset Allocation Trust	$29,208,183
American Blue Chip Income and Growth Trust	9,778,540
American Global Growth Trust	9,717,710
American Global Small Capitalization Trust	8,626,942
American Growth Trust	191,586,895
American Growth-Income Trust	81,439,464
American International Trust	164,529,143
American New World Trust	656,856
Balanced Trust	235,219
Health Sciences Trust	2,245,091
International Core Trust	20,134,506
International Small Company Trust	3,241,446
International Value Trust	35,227,141
Mid Cap Value Equity Trust	2,718,580
Natural Resources Trust	124,667,009
Small Company Value Trust	44,741,635
Vista Trust	3,405,223

John Hancock Trust
Special Shareholder Meeting (Unaudited)

On October 19, 2009, a Special Meeting of the Shareholders of the Global Real Estate Trust, International Small Cap Trust, Mid Cap Intersection Trust, Global Allocation Trust, Small Company Trust, and Emerging Small Company Trust, each a series of JHT was held at 601 Congress Street, Boston, Massachusetts at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal 1:	Approval of the Agreement and Plan of Reorganization between the Emerging Small Company Trust and Smaller Company Growth Trust.

FOR	AGAINST	ABSTAIN
5,999,800.992	280,551.177	609,511.175

Proposal 2:	Approval of the Agreement and Plan of Reorganization between the Global Allocation Trust and Lifestyle Balanced Trust.

FOR	AGAINST	ABSTAIN
23,223,771.692	906,571.125	1,642,624.202

Proposal 3:	Approval of the Agreement and Plan of Reorganization between the Global Real Estate Trust and Real Estate Securities Trust.

FOR	AGAINST	ABSTAIN
2,236,481.909	0	421,322.491

Proposal 4:	Approval of the Agreement and Plan of Reorganization between the International Small Cap Trust and International Small Company Trust.

FOR	AGAINST	ABSTAIN
11,754,771.138	554,688.545	938,627.150

Proposal 5:	Approval of the Agreement and Plan of Reorganization between the Mid Cap Intersection Trust and Mid Cap Index Trust.

FOR	AGAINST	ABSTAIN
1,740,601.022	30,295.364	160,536.193

John Hancock Trust
Evaluation of New Subadvisory Agreements by the Board of Trustees

At its meeting on December 15-17, 2009, the Board, including all of the Independent Trustees, approved new subadvisory agreements appointing Jennison Associates, LLC (“Jennison”) as the new subadviser to the All Cap Growth Trust and Templeton Investment Counsel, LLC (“Templeton”) as the new subadviser and Templeton Global Advisors Limited (“Templeton Global”) as the new sub-subadviser to the Overseas Equity Trust. (Templeton and Templeton Global are collectively referred to as “Franklin Templeton.”). The new subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements”) are effective January 15, 2010.

The Board, including the Independent Trustees, is responsible for selecting JHT’s investment adviser, approving the Adviser’s selection of fund subadvisers and approving the funds’ advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1.	the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadvisers to the funds;

2.	the investment performance of the funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers affiliated with the Adviser) from the Adviser’s relationship with JHT; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of JHT’s advisory agreements. With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Adviser, the Board believes that, in view of JHT’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHT, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHT, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination and with reference to the factors that it considers, the Board reviewed:

1.	information relating to each subadviser’s business, including current subadvisory services to JHT (and other funds in the John Hancock family of funds);

2.	the performance of the fund and the performance of other funds managed by the subadviser with similar investment policies;

3.	the subadvisory fee for the fund, including any breakpoints; and

4.	information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

Particular considerations of the Board at the December 15-17, 2009 meeting in approving the new Subadvisory Agreements with Jennison for the All Cap Growth Trust and with Franklin Templeton for the Overseas Equity Trust included the following:

All Cap Growth Trust

1.	Jennison has demonstrated skills as a manager, is currently the subadviser to the Capital Appreciation Trust and the JHF II Capital Appreciation Fund and may be expected to provide a high quality of investment management services and personnel to the All Cap Growth Trust;

2.	The Capital Appreciation Trust, which is managed by Jennison in a style similar to that of the All Cap Growth Trust, has outperformed the All Cap Growth Trust for the one-, three- and five-year periods ended September 30, 2009 and for the period January 1, 2009 through September 30, 2009;

3.	The Capital Appreciation Trust has outperformed its peer group average and benchmark index for the one-, three- and five-year periods ended September 30, 2009, and

4.	The subadvisory fee rates with respect to the All Cap Growth Trust under the new subadvisory agreement are (i) the product of arms-length negotiation between the Adviser and Jennison, (ii) within industry norms and (iii) the same or lower at each asset level than the subadvisory fee rates under the prior subadvisory agreement. In addition, the subadvisory fee is paid by the Adviser and not by the All Cap Growth Trust.

5.	Any reduction in subadvisory fees will pass through to shareholders in the form of corresponding decreases in advisory fees.

Overseas Equity Trust

1.	Franklin Templeton has demonstrated skills as a manager, is currently the subadviser to the International Value Trust and the JHF II International Value Fund and may be expected to provide a high quality of investment management services and personnel to the Overseas Equity Trust;

2.	The International Value Trust, which is managed by Franklin Templeton in a style similar to that of the Overseas Equity Trust, has outperformed the Overseas Equity Trust for the one-, three-, five- and ten-year periods ended September 30, 2009 and for the period January 1, 2009 through September 30, 2009;

3.	The International Value Trust has outperformed its peer group average and its benchmark index for the one-, three- and five-year periods ended September 30, 2009; and

4.	The subadvisory fee rates with respect to the Overseas Equity Trust under the new subadvisory agreement are (i) the product of arms-length negotiation between the Adviser and Franklin Templeton, (ii) within industry norms, and (iii) lower at all asset levels than the subadvisory fee rates under the prior subadvisory agreement. In addition, the subadvisory fees are paid by the Adviser and not by the Overseas Equity Trust.

5.	Any reduction in subadvisory fees will pass through to shareholders in the form of corresponding decreases in advisory fees.

John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).

Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).

Trustee of John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)	Expressive Art Therapist; Massachusetts General Hospital (2001-2007). Former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).
Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp (1997-2000) (financial information publishing).

Trustee of John Hancock Funds II (since September 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).

Trustee of John Hancock Funds II (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Virtus Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).

Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp, Director (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).

Chairman of the Board of John Hancock Funds II (since 2005).

Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).

Trustee of John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[4] Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009); Director, Fiduciary Trust (since 2009).

Trustee of John Hancock Funds II (since September 2008).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Trust and John Hancock Funds II.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years

Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Michael J. Leary Born: 1965	Treasurer (since 2009)
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993-2004); Manager, Ernst & Young, LLC (1988-1993).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the John Hancock Advisers LLC, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005-2007); Vice President, Manulife Financial Corporation (until 2006).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	24
Portfolio of Investments (See below for each Portfolio’s page #)	27
Statements of Assets and Liabilities	78
Statements of Operations	82
Statements of Changes in Net Assets	86
Financial Highlights	90
Notes to Financial Statements	97
Report of Independent Registered Public Accounting Firm	141
Federal Tax Information	142
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	143
Trustees and Officers Information	146
For More Information	149

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Active Bond Trust	4	27
Bond Trust	5	29
Core Bond Trust	6	31
Floating Rate Income Trust	7	34
Global Bond Trust	8	36
High Income Trust	9	39
High Yield Trust	10	42
Income Trust	11	45
Investment Quality Bond Trust	12	48
Money Market Trust	13	50
Money Market Trust B	14	52
Real Return Bond Trust	15	53
Short-Term Bond Trust	16	56
Short Term Government Income Trust	17	55
Spectrum Income Trust	18	58
Strategic Bond Trust	19	62
Strategic Income Trust	20	65
Total Return Trust	21	68
U.S. Government Securities Trust	22	71
U.S. High Yield Bond Trust	23	73

2

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2009. The views expressed are those of the portfolio manager as of December 31, 2009, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Active Bond Trust
Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, Joshua Kuhert, Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.17
Mortgage Securities	16.69
Federal National Mortgage Association	16.67
Energy	5.72
Communications	5.68
Utilities	4.47
Asset Backed Securities	3.74
Consumer, Non-cyclical	3.63
Consumer, Cyclical	3.52
U.S. Treasury Notes	2.94

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Active Bond Trust Series NAV returned +24.86%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  The fund is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Declaration Management & Research, LLC  >  The year 2009 was characterized by extreme shifts in financial markets, economic activity and investor sentiment. What seemed like financial collapse early in the year only laid the foundation for one of the strongest asset price recoveries since the Great Depression. Unprecedented government intervention across the globe provided stabilization to markets as investors still digested the shock of losing Lehman Brothers, AIG and other financial institutions only months before. Economic growth also decelerated late in 2008, with companies shedding employees and cutting costs at a steadfast pace. The first few months of 2009 provided the nadir for asset prices and economic activity, but markets quickly rebounded on the heels of attractive asset pricing, extreme government intervention, and a belief that conditions may not be that dire. With interest rates near historic lows, governments flooding the system with money, bailouts providing a valuation floor and some slowing of economic deceleration, investors regained their appetite for risky assets.

Fixed-income spread sectors rebounded from historic low price levels under the general premise of financial stabilization. Corporate debt staged an impressive rally with Industrial companies leading the pack followed later in the year by Financials. High yield debt dramatically climbed in value, providing average returns of more than 50%. A return of debt financing and government intervention supported the corporate market. Non-agency residential mortgage-backed securities endured a much longer bout of price weakness compared to corporate debt, but that sector also participated in the rally despite poor conditions in the U.S. housing market. Commercial mortgage-backed securities also fell victim to the credit crisis and succumbed to weakness in fundamentals, but prices followed other sectors higher as well.

The portfolio outperformed the benchmark given its overweight to corporate bonds and commercial mortgage-backed securities (CMBS). Opportunistic purchasing of corporate debt and CMBS at lower prices early in the year helped performance. Portfolio additions of Telecommunications, Media, Energy and Utilities were mostly added first followed by larger exposures to Financials and REITS that were purchased following signs of some market stability. CMBS positions were also increased at lower prices and mostly in senior classes. Both market stabilization and the implementation of government programs created investor interest and helped move asset prices higher across the fixed income universe.

MFC Global Investment Management (U.S.), LLC  >  U.S. bonds advanced overall in 2009. The bond market rally was driven primarily by strong returns for corporate bonds, which benefited from improving economic and credit conditions. A series of programs from the federal government, coupled with historically low short-term interest rates from the Federal Reserve, helped stabilize the U.S. economy following a severe downturn that began in 2008 and extended into early 2009. As the economic environment improved, investors’ appetite for risk increased, boosting demand for corporate bonds and commercial mortgage-backed securities, both of which posted double-digit gains for the year. High-yield corporate bonds enjoyed the best year in their history, returning more than 58% in 2009. Mortgage-backed securities benefited from purchases by the Fed to help support the housing market, but their gains were muted by concerns about increased refinancing activity as mortgage rates fell. Treasury bonds were the only segment of the bond market to decline, weighed down by increased issuance to fund a burgeoning federal budget deficit.

The portfolio’s outperformance of its benchmark index reflected our timely move to increase its corporate bond exposure in late 2008 and early 2009, when corporate bonds were trading at significantly depressed valuations. At the beginning of the year, corporate bonds made up about 40% of the portfolio, but we expanded our corporate holdings to more than 55% of the portfolio by year end. This strategy proved favorable as corporate bonds rebounded sharply in 2009. As we increased our corporate bond holdings, we reduced our exposure to mortgage-backed securities. With refinancing activity increasing and many mortgage-backed securities trading at considerable premiums as a result of the Fed’s purchases, we viewed the risk/reward trade-off as unfavorable for these securities.

As we move into 2010, we continue to expect a slow and gradual economic recovery. The dual challenges of persistently high unemployment and rising mortgage foreclosures will likely restrain economic growth and keep the Fed from removing its accommodative monetary policy any time soon. The environment remains favorable for corporate bonds to continue their outperformance in 2010, though to a lesser degree than in 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	24.80%	4.46%	5.86%	24.39%	76.70%
Active Bond Trust Series II2	24.54%	4.25%	5.75%	23.11%	74.89%
Active Bond Trust Series NAV[3]	24.86%	4.51%	5.88%	24.65%	77.08%
Barclays Capital U.S. Aggregate Bond Index[4,5]	5.93%	4.97%	6.33%	27.44%	84.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Active Bond Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Active Bond Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The inception date for these Shares is on March 29, 1986.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Bond Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Barry H. Evans, Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and capital appreciation.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  From its inception on July 29, 2009 to December 31, 2009, the Bond Trust Series NAV returned +3.24%, in line with the +3.21% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  U.S. bonds advanced overall in 2009. The bond market rally was driven primarily by strong returns for corporate bonds, which benefited from improving economic and credit conditions. A series of federal government programs, coupled with historically low short-term interest rates from the Federal Reserve, helped stabilize the U.S. economy following a severe downturn that began in 2008 and extended into early 2009. As the economic environment improved, investors’ appetite for risk increased, boosting demand for corporate bonds and commercial mortgage-backed securities, both of which posted double-digit gains for the year. High-yield corporate bonds enjoyed the best year in their history, returning more than 58% in 2009. Mortgage-backed securities benefited from purchases by the Fed to help support the housing market, but their gains were muted by concerns about increased refinancing activity as mortgage rates declined. Treasury bonds were the only segment of the bond market to decline, weighed down by increased issuance to fund a burgeoning federal budget deficit.

Since inception on July 29, 2009, investments have been most heavily concentrated in the corporate sector, representing close to 50% of the portfolio at year end, followed by investments in mortgages (35%) and U.S. Treasury securities (11%). Corporate securities significantly outperformed during this period.

As we move into 2010, we continue to expect a slow and gradual economic recovery. The dual challenges of persistently high unemployment and rising mortgage foreclosures will likely restrain economic growth and keep the Federal Reserve from removing its accommodative monetary policy any time soon. The environment remains favorable for corporate bonds to continue their outperformance in 2010, although to a lesser degree than in 2009.

Sector Weighting*	% of Total
Financial	19.53
Mortgage Securities	15.57
U.S. Treasury Notes	10.67
Government National Mortgage Association	9.66
Federal Home Loan Mortgage Corp.	5.46
Federal National Mortgage Association	4.89
Energy	4.78
Communications	4.74
Consumer, Non-cyclical	4.68
Utilities	3.67

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

5

Core Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks total return consisting of income and capital appreciation by investing at least 80% (plus any borrowings for investment purposes) of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	25.29
Mortgage Securities	18.74
U.S. Treasury Notes	11.56
Financial	10.28
Federal Home Loan Mortgage Corp.	5.53
Asset Backed Securities	5.21
Communications	3.53
Government National Mortgage Association	3.36
Energy	3.19
U.S. Treasury Bonds	2.36

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Bond Trust Series I returned +9.93%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  Over the past year, the financial markets went from the brink of collapsing to a buying frenzy as risk appetites returned. Government policy intervention stands behind the remarkable rehabilitation in the markets in 2009. Technicals became very supportive in the second quarter and remained so throughout the year. The Barclays Capital U.S. Aggregate Bond Index returned 5.93% in 2009 compared to a return of –3.6%, the worst since 1973, for the Barclays Capital U.S. Treasury Index, further evidence of risk resumption in spread products. While macroeconomic factors were mixed, corporate earnings were largely positive, albeit driven by cost reductions, more than top-line revenue growth.

Heading into 2010, yield spreads are still tightening and the U.S. economy and financial system are on the mend. Corporate credit metrics continue to improve, justifying lower spreads. The technical environment in the corporate, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) sectors is also strong as investor demand for paper increased significantly into year end.

For 2010, we expect more normalized returns across spread sectors. Global liquidity continues to reflate the credit markets and the compression in spreads is likely to persist. Although 2009 returns for the credit, CMBS and ABS sectors of 16%, 28%, and 25%, respectively, will not be repeated, the resurgence of broad-based liquidity across sectors continues to create good relative-value trading opportunities on which to capitalize.

During 2009, the Trust outperformed its benchmark. The portfolio’s overweight to the ABS sector was a large contributor as spreads, in particular credit card ABS and student loan ABS, tightened significantly. Security selection in CMBS also added value. Security selection in agency mortgage pass-throughs, including an overweight to 15-year MBS, also contributed. In corporates, security selection, especially in non-corporates, REITs, Telecommunications and Energy, also added value. Detracting from performance were the portfolio’s underweight to agency debt and a small overweight to non-agency MBS.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Bond Trust Series I (began 4/29/05)	9.93%	—	—	5.19%	—	—	26.65%
Core Bond Trust Series II (began 4/29/05)	9.61%	—	—	4.95%	—	—	25.33%
Core Bond Trust Series NAV (began 4/29/05)	9.94%	—	—	5.20%	—	—	26.72%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	5.93%	—	—	5.13%	—	—	26.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Floating Rate Income Trust
Subadviser: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech, Timothy J. Settel, Stephen A. Walsh

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks a high level of current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans that are rated below investment grade at the time of purchase. The Fund may invest in domestic and foreign issue loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate or London Inter-Bank Offered Rate (LIBOR).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	33.72
Communications	19.22
Consumer, Non-cyclical	12.91
Basic Materials	10.17
Energy	9.21
Industrial	3.92
Financial	3.69
Technology	1.21
Utilities	1.18

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Floating Rate Income Trust Series NAV returned +45.57%, underperforming the +51.55% return of the S&P/LSTA Performing Loan Index.

Environment  >  After the worst year ever for bank loans in 2008, 2009 saw loans as well as other credit asset classes snap right back. The positive performance was led by lower-quality and higher-risk loans. CCC loans returned 88.6% while BBs and Bs returned 35.8% and 61.2%, respectively. Spreads have fallen from a peak of just over 2,000 basis points to around 600 now. Most of the performance was generated early in the year for higher-rated loans, while lower-rated loans skyrocketed from the second quarter on.

High demand was met with very little supply. Total new issue volume for loans was roughly $75 billion versus $153 billion in 2008. The new issue market only started to thaw in the fourth quarter and new issues have been snapped up as spreads on new deals have been 1-2% higher and the deals have been backed by LIBOR floors, lower issuer leverage and strong covenants. The annualized pace of defaults for loan issuers fell from 19.5% during the first quarter to 7.6% in the fourth quarter. The portfolio’s relative performance was aided by issue selection in Consumer Cyclicals (Autos), Basic Industries, Gaming and select distressed names. Factors detracting from relative performance included an overweight to higher-quality/investment grade and first-lien loans as well as emphasis on defensive sectors such as Health Care.

The Loan asset class was one of the best performing in 2009, erasing all the losses that occurred in 2008. Loan returns for the past two years totaled 7.90% (using the S&P/LSTA Performing Loan Index) or 3.87% on an annualized basis. Masked behind those benign-looking numbers was one of the largest volatility events ever experienced in the history of the financial markets.

With volatility subsiding, companies continue to produce better results sequentially, growing earnings, conserving cash, and increasing operational flexibility. Although the economy remains soft and unemployment is high, third quarter GDP came in at 2.2% and the expectation is that fourth quarter GDP will see even stronger growth. Companies continue to beat low earnings estimates and are pro-actively addressing balance-sheet issues.

We have used the rally in the loan market to adjust the portfolio, selling over-valued troubled credits and monetizing credits that trade inside 5%. We continue to look for credits that are trading cheap to the market and we are looking to add more exposure to cyclically sensitive sectors that have not yet rebounded.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Floating Rate Income Trust Series NAV (began 1/2/08)	45.57%	—	—	5.45%	—	—	11.20%
S&P/LSTA Performing Loan Index[2,3,4]	51.55%	—	—	3.63%	—	—	7.39%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	S&P/LSTA Performing Loan Index is a subset of the S&P/LSTA Leveraged Loan index tracking returns in the leveraged loan market and capturing a broad cross-section of the U.S. leveraged loan market, including dollar-denominated, U.S.-syndicated loans to overseas issuers and excluding those in default.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Global Bond Trust
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.) and may be denominated in non-U.S. currencies or U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	38.55
Government	37.96
Mortgage Securities	10.48
Asset Backed Securities	2.22
Consumer, Cyclical	1.93
Communications	1.61
U.S. Treasury Bonds	1.23
Consumer, Non-cyclical	0.97
Energy	0.90
Industrial	0.62

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Global Bond Trust Series I returned +15.39%, outperforming the +1.90% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment  >  2009 will be remembered as a year of global economic healing supported by massive policy responses to the financial crisis and “great recession” that began in the second half of 2008. The combination of fiscal stimulus and a turn in the inventory cycle continued to lift the global economy. Risky assets around the world, notably equities and high yield bonds, continued the powerful rally that began in March 2009, though with increased volatility. Self-sustaining growth remained elusive as there were few signs of demand improvement outside of sectors directly targeted by government policies.

Emerging markets (EM), most notably China, outperformed the developed world with solid recovery. They even began to stimulate demand in the rest of the world through commodity linkage, but the size was not sufficient to fully offset the drop in industrialized country demand. Fortunately, policymakers around the world continued to support their economies with expansive monetary and fiscal policies. While “exit strategies” of varying degrees were cautiously outlined, most policymakers remained keenly focused on the still-wide output gap and wary of the potential dire consequences of premature tightening.

Sovereign bonds sold off as investors remain concerned about the overhang of government debt. Ten-year U.S. Treasury yields ended the year at 3.8%, 162 basis points (1.62 percentage points) higher over the year, while government bond yields in the Eurozone, U.K. and Japan increased 44, 100 and 12 basis points, respectively, during 2009. An overweight to duration in the U.S., Euroland, and the U.K. detracted from performance over the year as yields generally rose. Exposure to agency mortgage-backed securities (MBS) helped performance as the success of the Federal Reserve’s MBS purchase program drove yield premiums to their tightest levels ever. An allocation to high-quality consumer asset-backed securities (ABS) added to returns as these bonds also rallied amid strong government policy support. Corporate bonds, especially an exposure to bonds of financial companies and high yield credits, contributed to results and were among the best-performing fixed income assets for all of 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	15.39%	3.49%	6.39%	18.74%	85.70%
Global Bond Trust Series II2	15.14%	3.29%	6.24%	17.58%	83.11%
Global Bond Trust Series NAV[3]	15.41%	3.54%	6.41%	19.02%	86.13%
JPMorgan Global (Unhedged) Government Bond Index[4,5]	1.90%	4.60%	6.70%	25.23%	91.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	JPMorgan Global (Unhedged) Government Bond Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

High Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: John Iles, Joseph Rizzo, Arthur Calavritinos, Dennis F. McCafferty

INVESTMENT OBJECTIVE & POLICIES  >  To seek high current income with capital appreciation as a secondary goal by investing at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include debentures, notes, convertible securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	47.43
Communications	26.84
Basic Materials	6.40
Financial	3.63
Utilities	3.35
Industrial	2.48
Asset Backed Securities	2.39
Mortgage Securities	0.96
Consumer, Non-cyclical	0.53
Energy	0.52

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the High Income Trust Series NAV returned +82.67%, outperforming the +57.51% return of the Merrill Lynch U.S. High Yield Master II Index.

Environment  >  The end of 2009 witnessed the ongoing rebound of the high-yield market from the depths of the credit crisis to post sizable gains. Indeed, December marked the 10th consecutive month of positive market returns, as measured by the Merrill Lynch U.S. High Yield Master II Index. A number of factors combined to power the high-yield bond market’s gains: the economy appeared to have stabilized, the credit crisis eased, and investors reached for yield above cash and Treasury securities. As a result, supply and demand improved markedly — cash flowed in at a record pace, resulting in heavy oversubscription of new deals coming to market. In that environment, the spread (or difference in yield) over Treasuries declined from 1055 basis points (10.55 percentage points) at the end of June, to finish 2009 at 640 basis points.

In a period of such strong absolute and relative results, the portfolio enjoyed significant contributions to return from a broad range of investments, including stakes in airlines, media, and industrial machinery and materials.

One key theme explaining the Portfolio’s gains was the performance of a number of its distressed securities, which benefited from debt restructuring and rising recovery rates. Another group of significant contributors to performance were those with exposure to the automotive industry, as investors anticipated a rebound in this beaten-up sector. Our airline securities were another source of strength. Massive restructuring across the industry in recent years has positioned airlines to do well as the economy exits the recession.

We’re generally positive on the high-yield market. Economic improvement means better corporate earnings and healthier balance sheets — two significant positives for credit-sensitive issuers. Demand for high-yield bonds seems likely to remain strong because of the market’s comparatively high relative and absolute yields (the yield on the Index was about 9% at year end). However, it’s highly unlikely the market can continue to rack up gains at the rate it did in 2009, when the Index had a total return approaching 60%. The risks to this outlook would be slower-than-expected growth or an unforeseen political or financial shock to the system.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
High Income Trust Series II (began 5/1/07)	82.08%	—	—	–1.68%	—	—	–4.41%
High Income Trust Series NAV (began 4/28/06)	82.67%	—	—	3.45%	—	—	13.27%
Merrill Lynch U.S. High Yield Master II Index[2,3,4] (4/28/06)	57.51%	—	—	6.94%	—	—	27.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

High Yield Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	17.00
Financial	16.50
Consumer, Cyclical	15.07
Energy	13.01
Consumer, Non-cyclical	12.05
Basic Materials	7.97
Utilities	6.15
Industrial	6.04
Government	3.94
Technology	0.85

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2009, the High Yield Trust Series I returned +54.51%, underperforming the +55.19% return of the Citigroup High Yield Index.

Environment  >  The Index’s return compared favorably to other asset classes, including US Treasuries (–3.57%), emerging market debt (+34.23%) and the S&P 500 (+26.46%). Lower-rated issues generally outperformed higher-rated issues. Securities rated CCC returned 106.21% while BB-rated issues returned 45.32%.

Every industry generated positive absolute returns as well as positive returns relative to U.S. Treasuries. The top performing industries included Broadcast, Technology and Retail. The common theme in these industries is their hypersensitive nature to broad economic conditions. The worst performers, which still generated excess returns versus similar duration risk-free assets, were defensive in nature — Utilities, Food & Beverage and Health Care.

New issue supply was muted through the first quarter of 2009 and then issuers took advantage of increased market liquidity. High-yield issuers sold a record $152.4 billion of supply for the year, topping 2006’s $142.4 billion. New issue supply of this magnitude was made possible largely because about 40% of issuance was secured by company assets. The high-yield market has historically been one of primarily unsecured debt. Inflows to high-yield mutual funds were strong throughout the year and totaled a record $32.2 billion in 2009, according to AMG Data Services.

Default rates hit record highs. The trailing 12-month issuer-weighted default rate as calculated by Moody’s Investor Services rose steadily during the period and peaked in November at 13.83%. The rate declined to 13.22% in December 2009, the first rate decline in 17 months. Moody’s forecasts that default rates are poised to decline steadily, to below 4% by the end of 2010. Recovery rates spiked to $42.61 in December, up from the cyclical low of $29.63 in July.

Issue selection had a generally neutral impact on relative performance. The benefit of being overweight in three of the top 10 performers in the Index and underweight in nine of the worst 10 performers was offset by seven of the portfolio’s top 10 overweights underperforming. Sub-sector allocation hurt relative performance due in large part to an overweight to Consumer Non-Cyclicals, which returned 41% and underweights to Finance and Consumer Cyclicals, which gained 90% and 72%, respectively. Credit quality allocation boosted relative performance due to an overweight to CCC-rated issues, which earned 106.21% overall and an underweight to BB-rated issues, which returned 45.32%.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	54.51%	4.84%	3.44%	26.67%	40.29%
High Yield Trust Series II2	54.36%	4.66%	3.30%	25.57%	38.36%
High Yield Trust Series NAV[3]	54.50%	4.91%	3.47%	27.06%	40.72%
Citigroup High Yield Index[4,5]	55.19%	5.98%	6.60%	33.68%	89.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

Income Trust
Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Ed D. Perks, Alex Peters, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize income while maintaining prospects for capital appreciation. The portfolio invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.30
Utilities	18.20
Energy	15.32
Consumer, Non-cyclical	12.98
Communications	9.14
Technology	4.05
Consumer, Cyclical	3.50
Basic Materials	1.94
Industrial	1.86

*	Top Sectors as a percentage of market value. Does not include short-term and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Income Trust Series NAV returned +35.07%, outperforming the +16.34% return of the Combined Index.

Environment  >  During the period, long-term interest rates rose as the economy began to recover and the financial system moved away from the turmoil that engulfed markets late in 2008. Despite the modest increase in long-term interest rates during the period, corporate bonds rallied as credit spreads contracted from their extremely elevated levels of year-end 2008.

Corporate bonds — particularly high yield bonds — surged during the year as companies that survived the credit crisis began to access the capital markets. Two of the portfolio’s largest holdings at the start of the year — both automotive finance companies — advanced as they maintained access to funding. Additionally, the automotive sector improved overall, partly due to direct and indirect government involvement. Bonds and hybrid securities from large banks appreciated as the financial system stabilized and banks began to rebuild their capital positions.

Energy sector bond holdings also recovered sharply with strong gains realized by companies involved in the oil and gas production and pipeline business. As the economy emerged from recession, commodity prices improved and helped drive positive results and, we believe, a more favorable outlook for companies in the sector.

With a strong recovery in credit and equity markets, convertible securities delivered strong gains, and the Trust’s holdings in convertible bonds and convertible preferred stocks were strong contributors to performance. Real estate sector holdings advanced as property and real estate financing markets began to recover. Financial sector holdings appreciated as bank credit spreads tightened and the risk of bank failures subsided.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Income Trust Series NAV (began 5/1/07)	35.07%	—	—	–2.06%	—	—	–5.40%
S&P 500 Index[2,3,6]	26.46%	—	—	–8.02%	—	—	–20.02%
Barclays Capital U.S. Aggregate Bond Index[2,4,6]	5.93%	—	—	6.00%	—	—	16.85%
Combined Index[2,5,6]	16.34%	—	—	–0.74%	—	—	–1.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Investment Quality Bond Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind, Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES  >  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% (plus any borrowings for investment purposes) of its net assets in bonds rated investment grade at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Treasury Bonds	25.77
Financial	22.56
Communications	8.78
Mortgage Securities	6.93
Consumer, Non-cyclical	6.78
Utilities	6.02
Government	3.82
Energy	3.71
Federal National Mortgage Association	2.80
Basic Materials	1.92

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Investment Quality Bond Trust Series I returned +12.45%, outperforming the +6.62% return of the Combined Index.

Environment  >  Throughout the year, extraordinary government measures helped to stabilize global economies and markets. Aided by the ongoing economic recovery and improved sentiment, non-Treasury fixed income sectors set the pace in the fourth quarter. Finishing the year on a strong note, lower-quality credit segments performed particularly well. Global government rates moved meaningfully higher, while credit spreads continued to narrow. Credit spreads in many sectors finished the year at or near their tightest levels of the year.

With the broad outperformance of risk assets in 2009, the Trust’s outperformance of its benchmark was primarily driven by overweight allocations to spread sectors, including high yield corporate bonds, commercial mortgage-backed securities (CMBS), agency mortgage-backed securities (MBS), and asset-backed securities (ABS). Security selection within the investment-grade corporate bond sector was also a key contributor to performance in 2009. The Trust held an overweight to corporate bonds issued by financial firms, including insurance companies and REITS. Financial issuers outperformed, buoyed by improving conditions in capital markets, growing liquidity, positive earnings surprises, and the increased availability of capital. Outside the U.S. holdings, non-dollar positions were additive, in particular the Trust’s positioning for lower rates in Europe and the U.K. relative to the United States.

Modestly detracting from relative results was the Trust’s slight underweight position in investment-grade corporate bonds early in the year. Corporate bonds outperformed as demand soared and liquidity conditions improved from the unprecedented lows in the first half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	12.45%	4.46%	6.09%	24.37%	80.59%
Investment Quality Bond Trust Series II2	12.09%	4.23%	5.94%	12.09%	78.10%
Investment Quality Bond Trust Series NAV[3]	12.43%	4.51%	6.12%	24.70%	81.07%
Barclays Capital U.S. Government Bond Index[4,8]	–2.20%	4.87%	6.17%	26.86%	81.92%
Barclays Capital U.S. Credit Bond Index[5,8]	16.04%	4.67%	6.64%	25.66%	90.11%
Barclays Capital U.S. Aggregate Bond Index[6,8]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[7,8]	6.62%	4.82%	6.43%	26.55%	86.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

5	Barclays Capital U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 50% Barclays Capital U.S. Government Bond Index and 50% Barclays Capital U.S. Credit Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

12

Money Market Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Money Market Trust Series I returned +0.20%, outperforming the +0.16% return of the Citigroup 3–Month Treasury Index.

Environment  >  The Federal Reserve left interest rates unchanged for all of 2009, with the federal funds rate remaining in a range of 0.00% to 0.25%. This was done in response to the unprecedented economic calamity that had affected the world’s financial institutions. In the United States, this crisis led to high unemployment and substantial business and housing collapses. At its December meeting, the Fed reiterated that it would maintain this range for an extended period, noting that while economic conditions have improved in recent months, economic activity is still likely to remain weak for the near term. The Fed has also acknowledged that inflation remains under control and is not an issue at this point. Throughout the year, the federal government worked with the Fed to develop several types of stimulus programs in order to provide financial stability to the uneven markets. The Fed is expected to leave rates on hold throughout 2010.

In August 2007, at the beginning of this period of financial market turbulence, we froze all purchases of asset-backed commercial paper (ABCP). This self-imposed restriction was lifted during the first quarter of 2009, and we are buying ABCP in moderation to add yield. We also began purchasing agency and FDIC Guaranteed floating rate notes in the first quarter of 2009 in order to increase yield without adding risk. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies than in corporate paper. The average term to maturity at the beginning of January was 84 days. At the end of December, it remained virtually identical, at 83 days.

Going forward, we will continue to explore different ways to add yield without substantially increasing risk, such as purchasing additional floating rate notes and CDs. The average weighted term to maturity of the portfolio continues to be longer than neutral, and will remain that way as long as current market conditions prevail. We have also taken opportunities to take profits on market strength, primarily through Treasury bill trading.

The yield on the Trust fell to 0.00% during the period, as steadily falling interest rates had an impact on the high-quality, conservative securities in which the Trust invests. While yields are extremely low on these investments, we are collecting some income from the Trust’s portfolio of securities. However, in today’s low-yield environment, the cost of running the Trust is now greater than the fees charged.

The Trust’s adviser and distributor are voluntarily reimbursing expenses and/or waiving fees to the extent necessary to assist the Trust in maintaining a positive yield. It should be noted that these voluntary actions could be amended or withdrawn at any time and there is no guarantee that the Trust will maintain a positive yield, although that is the intent. The goal of the Trust is to seek maximum current income that is consistent with maintaining liquidity and preserving capital.

Sector Weighting*	% of Total
Financial	50.78
Federal Home Loan Bank	14.61
Federal Home Loan Mortgage Corp.	12.46
U.S. Treasury Bills	13.68
Federal National Mortgage Association	5.62
Supranational Obligations	1.97
Consumer, Non-cyclical	0.88

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

13

Money Market Trust B
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  >  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Money Market B Trust Series NAV returned +0.48%, outperforming the +0.16% return of the Citigroup 3– Month Treasury Index.

Environment  >  The Federal Reserve left interest rates unchanged for all of 2009, with the federal funds rate remaining in a range of 0.00% to 0.25%. This was done in response to the unprecedented economic calamity that had affected the world’s financial institutions. In the United States, this crisis led to high unemployment and substantial business and housing collapses. At its December meeting, the Fed reiterated that it would maintain this range for an extended period, noting that while economic conditions have improved in recent months, economic activity is still likely to remain weak for the near term. The Fed has also acknowledged that inflation remains under control and is not an issue at this point. Throughout the year, the federal government worked with the Fed to develop several types of stimulus programs in order to provide financial stability to the uneven markets. The Fed is expected to leave rates on hold throughout 2010.

In August 2007, at the beginning of this period of financial market turbulence, we froze all purchases of asset-backed commercial paper (ABCP). This self-imposed restriction was lifted during the first quarter of 2009, and we are buying ABCP in moderation to add yield. We also began purchasing agency and FDIC Guaranteed floating rate notes in the first quarter of 2009 in order to increase yield without adding risk. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies than in corporate paper. The average term to maturity at the beginning of January was 84 days. At the end of December, it remained virtually identical, at 83 days.

Going forward, we will continue to explore different ways to add yield without substantially increasing risk, such as purchasing additional floating rate notes and CDs. The average weighted term to maturity of the portfolio continues to be longer than neutral, and will remain that way as long as current market conditions prevail. We have also taken opportunities to take profits on market strength, primarily through Treasury bill trading.

The yield on the Trust fell to 0.00% during the period, as steadily falling interest rates had an impact on the high-quality, conservative securities in which the Trust invests. While yields are extremely low on these investments, we are collecting some income from the Trust’s portfolio of securities. However, in today’s low-yield environment, the cost of running the Trust is now greater than the fees charged.

The Trust’s adviser and distributor are voluntarily reimbursing expenses and/or waiving fees to the extent necessary to assist the Trust in maintaining a positive yield. It should be noted that these voluntary actions could be amended or withdrawn at any time and there is no guarantee that the Trust will maintain a positive yield, although that is the intent. The goal of the Trust is to seek maximum current income that is consistent with maintaining liquidity and preserving capital.

Sector Weighting*	% of Total
Financial	47.52
Federal Home Loan Bank	18.33
U.S. Treasury Bills	17.11
Federal National Mortgage Association	10.97
Federal Home Loan Mortgage Corp.	6.07

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

14

Real Return Bond Trust
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Treasury Inflation-Protected Securities	62.39
Financial	21.41
Mortgage Securities	7.54
Communications	1.55
Consumer, Cyclical	1.40
Asset Backed Securities	1.14
Consumer, Non-cyclical	0.71
Government	0.52
Industrial	0.44
Federal National Mortgage Association	0.39

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Real Return Bond Trust Series I returned +19.47 outperforming the +11.41% return of the Barclays Capital U.S. TIPS Index.

Environment  >  Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose during the year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds.

Treasury Inflation-Protected Securities (TIPS) gained 11.41% in 2009 as represented by the Barclays Capital U.S. TIPS Index. Real yields declined across most maturities with the exception of long-dated issues, where real rates rose modestly. TIPS outperformed nominal bonds of comparable maturity overall.

TIPS yields declined most for shorter maturities up to 5-year bonds, partly reflecting an increase in energy prices, but mostly in reaction to improved fourth-quarter economic data, continued asset in-flow into shorter maturities, and poor liquidity across the TIPS curve. TIPS gained despite continued near-term disinflationary pressures weighing on market sentiment. The benchmark 10-year yields ended the year 71 basis points (0.71 percentage points) lower at 1.41%.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve, in parallel with government yield curves of other major developed economies. Additionally, corporate bonds, mortgages and asset-backed securities (ABS) gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher-yielding, riskier assets.

Exposure to agency mortgage-backed securities (MBS) helped returns as the Federal Reserve’s MBS Purchase Program drove yield premiums to their tightest levels ever. An allocation to high-quality consumer ABS added to results as these bonds also rallied amid strong government policy support. Corporate bonds, especially bonds of financial companies, added to returns and were among the best-performing fixed income assets for all of 2009. Exposure to Japanese inflation-protected bonds (ILBs) contributed as did an allocation to emerging market (EM) bonds. Indices of EM bonds denominated both in U.S. dollars and local currencies delivered returns in excess of 20% in 2009. Lastly, an underweight to TIPS and an overweight to U.S. nominal bonds detracted from performance as real yields declined on better-than-expected economic data and nominal yields rose, reflecting greater risk appetites among investors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception [2]	5-year	10-year	Since inception [2]
Real Return Bond Trust Series I	19.47%	3.74%	—	4.89%	20.15%	—	37.44%
Real Return Bond Trust Series II	19.22%	3.51%	—	4.66%	18.82%	—	35.39%
Real Return Bond Trust Series NAV[3]	19.54%	3.76%	—	4.91%	20.30%	—	37.60%
Barclays Capital U.S. TIPS Index[4,5,6]	11.41%	4.63%	—	5.59%	25.41%	—	43.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5	Barclays Capital U.S. TIPS Index is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Short-Term Bond Trust
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Joshua Kuhnert, Peter Farley

INVESTMENT OBJECTIVE & POLICIES  >   To seek income and capital appreciation by investing at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the Fund’s net assets will be invested in high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	40.42
Financial	19.26
Asset Backed Securities	6.66
Federal National Mortgage Association	6.17
U.S. Treasury Notes	5.03
Consumer, Non-cyclical	2.78
Energy	2.07
Utilities	1.09
Communications	1.07
Consumer, Cyclical	1.05

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Short-Term Bond Trust Series NAV returned +19.21%, outperforming the +5.00% return of the Barclays Capital 1–3 Year (Unhedged) U.S. Aggregate Bond Index.

Environment  >  The year 2009 was characterized by extreme shifts in financial markets, economic activity and investor sentiment. What seemed like financial collapse early in the year only laid the foundation for one of the strongest asset price recoveries since the Great Depression. Unprecedented government intervention across the globe provided stabilization to markets as investors still digested the shock of losing Lehman Brothers, AIG and other financial institutions only months before. Economic growth also decelerated late in 2008, with companies shedding employees and cutting costs at a steadfast pace. The first few months of 2009 provided the lowest point for asset prices and economic activity, but markets quickly rebounded on the heels of attractive asset pricing, extreme government intervention and a belief that conditions may not be that dire. With interest rates near historic lows, governments flooding the system with money, bailouts providing a valuation floor and some slowing of economic deceleration, investors regained their appetite for risky assets.

Fixed-income spread sectors rebounded from historic low price levels under the general premise of financial stabilization. Corporate debt staged an impressive rally with Industrial companies leading the pack followed later in the year by Financials. High yield debt dramatically climbed in value, providing average returns of more than 50%. A return of debt financing and government intervention supported the corporate market. Non-agency residential mortgage-backed securities endured a much longer bout of price weakness compared to corporate debt, but that sector also participated in the rally despite poor conditions in the U.S. housing market. Commercial mortgage-backed securities also fell victim to the credit crisis and succumbed to weakness in fundamentals, but prices rebounded similar to other sectors.

The portfolio outperformed the benchmark given its overweight to corporate bonds and commercial mortgage-backed securities (CMBS). Opportunistic purchasing of corporate debt and CMBS at lower prices earlier in the year helped performance. Portfolio additions to Financials and REITS were purchased following signs of some market stability. CMBS positions were also increased at lower prices and mostly in senior classes. Both market stabilization and the implementation of government programs created investor interest and helped move asset prices higher across the fixed income universe.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Short-Term Bond Trust Series NAV[2]	19.21%	1.29%	3.20%	6.60%	37.03%
Barclays Capital 1–3 Year (Unhedged) U.S. Aggregate Bond Index[3,4]	5.00%	4.49%	4.95%	24.58%	62.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares of the Short-Term Bond Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1994.

3	Barclays Capital 1–3 Year (Unhedged) U.S. Aggregate Bond Index consists of securities in the 1 to 2.99 year maturity range of the U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

Short Term Government Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the fund’s effective duration is no more than 3 years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Treasury Notes	23.21
Federal Home Loan Bank	15.39
Government National Mortgage	12.07
Federal Farm Credit Bank	11.92
Federal National Mortgage Association	10.88
Federal Agricultural Mortgage Corp.	6.47
Tennessee Valley Authority	6.03
Federal Home Loan Mortgage Corp.	5.84
Mortgage Securities	4.20
Treasury Inflation-Protected Securities	1.98

*	Top Sectors as a percentage of market value. Does not include short-term and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Short Term Government Income Trust Series NAV returned +1.96%, outperforming the +0.98% return of the Barclays Capital U.S. Government 1–5 Year Index.

Environment  >  Short-term U.S. government securities advanced in 2009. Short-term Treasury yields began the year near historically low levels as a severe economic downturn and a liquidity crisis in the credit markets led the Federal Reserve to cut its federal funds rate target to a range of 0.00% to 0.25% in late 2008. However, by the spring of 2009, the U.S. economy began to show signs of stabilization, and liquidity in the credit markets gradually improved. As a result, short-term Treasury yields rose as the market grew concerned about potential interest rate increases from the Fed.

Throughout the second half of the year, uneven economic data led to some interest-rate volatility in the short-term Treasury market, but yields ultimately rose for the year. Nonetheless, short-term Treasury securities managed to post modestly positive returns in 2009. Short-term government agency securities fared better, as did adjustable-rate mortgage-backed securities and 15-year mortgage-backed securities, which typically have an average life comparable to five-year Treasury securities. Agency and mortgage-backed bonds benefited from the Fed’s securities buyback program, which helped provide liquidity to the debt markets and support the housing sector.

The portfolio outperformed its benchmark index in 2009 primarily because of sector allocation. We invested about 25% of the portfolio in short-term Treasury securities, compared with about 70% of the Index. This notable underweight position added value, as Treasury securities were the weakest performers among short-term bonds. Our holdings of mortgage-backed securities, which are not represented in the Index, also contributed to performance. The portfolio focused on securities backed by 15-year fixed-rate mortgages and hybrid adjustable-rate mortgages, both of which provided higher yields than other short-term securities and outperformed every segment of the short-term bond market. The remainder of the portfolio was invested in a diversified array of short-term government agency securities.

We expect the economic recovery to continue to progress at a gradual pace in 2010. Although we don’t anticipate any change in the Fed’s interest rate policy in the coming year, we do think the short-term bond market will begin to price in an eventual interest rate increase from the Fed and the removal of its liquidity measures.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Short Term Government Income Series NAV (began 1/2/09)	1.96%	—	—	1.96%	—	—	1.96%
Barclays Capital U.S. Government 1-5 Year Index[2,3,4]	0.98%	—	—	0.98%	—	—	0.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Barclays Capital 1–5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

17

Spectrum Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Edmund M. Notzon III

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Treasury Notes	15.37
Federal National Mortgage Association	15.10
Financial	13.42
Government National Mortgage Association	8.76
Communications	7.11
Energy	4.33
Consumer, Non-cyclical	4.32
Government	3.77
Mortgage Securities	3.54
Consumer, Cyclical	3.13

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Spectrum Income Trust Series NAV returned +18.09%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  Most U.S. bond sectors produced excellent returns in 2009, as non-Treasury sectors, which had collapsed late in 2008, rebounded briskly and money market yields near 0% prompted yield-hungry investors to seek riskier securities with an income advantage. High yield bonds produced the strongest annual gains in history. Asset-backed securities rose sharply. Investment-grade corporate and municipal bonds were less robust but still did very well. Agency mortgage-backed securities produced relatively mild gains. U.S. Treasury securities declined after performing best during the flight to quality in 2008.

U.S. stocks produced strong gains in 2009; it was the best year for U.S. equities since 2003 despite a sharp plunge in the first quarter. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs that it was emerging from the longest and deepest recession since the Great Depression.

The Portfolio outperformed its benchmark Index. All major sectors of the Portfolio were positive for the year. The Portfolio’s structure contributed to relative performance versus its benchmark. Out-of-benchmark exposure to high yield bonds and dividend-paying stocks were the leading drivers, while our emerging market and international bond exposure also helped relative performance. High yield debt produced record returns in 2009 after significant underperformance in 2008. Both investment-grade and high yield debt markets benefited from historically strong asset flows and correspondingly better liquidity than in late 2008.

Security selection was also a significant contributor. Among our investment-grade bond holdings, an overweight allocation to corporate bonds and commercial mortgage-backed securities (CMBS) at the expense of Treasuries and government-related bonds aided performance. In particular, an overweight allocation to BBB-rated corporate bonds helped as lower-quality investment-grade bonds outperformed higher-quality bonds.

Security selection within CMBS, however, detracted from relative performance. Our CMBS holdings tend to have high levels of credit enhancement and carry the highest quality ratings. Because lower-quality assets outperformed across all fixed-income market segments, the Index’s broader range of CMBS securities outperformed our CMBS holdings.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Spectrum Income Trust Series NAV (began 10/24/05)	18.09%	—	—	5.36%	—	—	24.42%
Barclays Capital U.S. Aggregate Bond Index[2,3,4]	5.93%	—	—	5.58%	—	—	25.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

18

Strategic Bond Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindbloom, Michael C. Buchanan

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of total return consistent with preservation of capital by investing at least 80% (plus any borrowings for investment purposes) of the Portfolio’s net assets in fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	13.77
Federal National Mortgage Association	11.74
Mortgage Securities	10.36
U.S. Treasury Notes	8.99
Energy	8.63
Communications	6.44
U.S. Treasury Bonds	4.41
Consumer, Cyclical	4.40
Consumer, Non-cyclical	4.38
Government	4.35

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Strategic Bond Trust Series I returned +23.41%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  Following the collapse of Lehman Brothers and AIG, the government intervened in unprecedented ways, lending billions in support of key banks, taking over Fannie Mae and Freddie Mac, and introducing a new set of policy tools to counter credit paralysis. After reducing short-term interest rates to an historic low of 0.00% to 0.25% in December 2008, the Fed has held rates steady. Interest rates rallied significantly, and the yield curve steepened.

During the year, spread compression in high-yield and investment-grade corporates occurred with breathtaking magnitude and speed. In the last six months, the economy seems to have taken a positive turn. Equity and fixed-income indices performed well amid renewed investor optimism. New corporate bond issuance was robust, but investors easily soaked up the supply.

However, causes for concern remain, including continued foreclosures and loan modifications. Although the recession has ended, unemployment remains elevated and economic recovery is still tenuous. Fed officials have continually emphasized that the current accommodative policy will be maintained. Widespread underutilization of labor and capital should dampen inflation pressures, but the growing government deficit could impart offsetting pressures on Treasury yields.

The Trust performed very well in 2009, beating its benchmark by more than 1,700 basis points (17 percentage points). Driving portfolio outperformance was exposure to the high yield sector and mortgage-backed security market. For high yield, the portfolio’s substantial exposure benefited as corporate spreads declined dramatically. Renewed investor optimism, a rallying equity market and new issuance in the second half of the year boosted the high yield market. Exposure to the mortgage-backed security (MBS) market drove portfolio outperformance. Both the agency and non-agency mortgage sectors added significantly to returns as the housing market showed signs of recovery after bottoming out earlier in the year. Agency mortgage spreads compressed thanks to demand generated from the Federal Reserve’s purchase program, as the Fed purchased $1.11 trillion of agency MBS in 2009. The Trust’s exposure to the non-agency mortgage market also contributed to relative returns. Improving housing market conditions coupled with supportive government programs like the Public-Private Investment Program (PPIP) created demand in an illiquid market and pushed prices higher. Diversification into Treasury Inflation Protected Securities (TIPS) benefited the Trust as investor concerns over inflation returned and breakeven yields normalized. Allocations to commercial mortgage-backed securities, agency debt and asset-backed notes also added to returns, albeit to a lesser extent.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Strategic Bond Trust Series I	23.41%	2.60%	5.48%	13.69%	70.52%
Strategic Bond Trust Series II2	23.12%	2.39%	5.32%	12.53%	67.91%
Strategic Bond Trust Series NAV[3]	23.44%	2.66%	5.51%	14.01%	70.99%
Barclays Capital U.S. Aggregate Bond Index[4,5]	5.93%	4.97%	6.33%	27.44%	84.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

19

Strategic Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis, III; John F. Iles; Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize total return consisting of current income and capital appreciation by investing at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high-yield bonds and investment grade corporate bonds and currency instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	29.15
Consumer, Cyclical	15.71
Communications	13.71
Financial	9.90
Mortgage Securities	9.47
Industrial	5.18
Basic Materials	3.59
Consumer, Non-cyclical	2.86
Federal National Mortgage Association	2.80
Energy	1.72

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Strategic Income Trust Series I returned +26.66%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  The year began with the global economy mired in recession and the financial markets seized by a credit crunch. Governments responded with radical fiscal and monetary policies. Fears were allayed early in the second quarter after the U.S. Treasury announced the benign results of its bank stress test. Further supported by better-than-expected economic data and corporate earnings, risky assets rallied. Government bond performance was generally poor, but European sovereign bonds did well. Corporate bonds enjoyed record results as credit spreads tightened to pre-crisis levels. Though the U.S. dollar ended the year little changed against the euro and Japanese yen, it lost considerable ground to traditional commodity and carry currencies as risky assets rallied.

Holdings in high yield bonds, which are not represented in the benchmark index, contributed most to relative performance. High yield credit spreads tightened significantly and the Merrill Lynch U.S. High Yield Master II Index delivered a record annual absolute return of more than 57%. The portfolio began the period with a 21% allocation to high yield bonds. By year end, this grew to 44% as a result of price appreciation and new investments. The portfolio’s currency positioning was positive. This included holdings in Australian dollars and Brazilian real. Also, the portfolio’s exposures in euros, British pounds, and the Canadian and New Zealand dollars were tactically adjusted over the course of the year via hedging. The portfolio’s underweighting of U.S Treasuries and lower duration contributed to total return. Large redemptions throughout the year hurt performance.

The portfolio employed derivatives with the intention of controlling risk and adding value. Foreign exchange forwards were used to manage the volatility of the portfolio’s non-U.S. dollar-denominated holdings. Options on foreign exchange were also used as a hedging tool. Derivative usage for foreign exchange management contributed to performance. Futures contracts on the U.S.10-Year Treasury Note were employed to efficiently manage the portfolio’s duration. The use of Treasury futures hurt performance.

We anticipate global rates to continue rising over the near to medium term. We will therefore maintain a low relative duration. Spread product has performed very well, but we are wary of the risk of a market correction. We will continue to take profit on some of the portfolio’s best performers and rotate into credits better suited to the environment.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception [2]	5-year	10-year	Since inception [2]
Strategic Income Trust Series I	26.66%	5.44%	—	6.38%	30.33%	—	41.97%
Strategic Income Trust Series II	26.34%	5.20%	—	6.16%	28.87%	—	40.30%
Strategic Income Trust Series NAV[3]	26.77%	5.48%	—	6.42%	30.57%	—	42.23%
Barclays Capital U.S. Aggregate Bond Index[3,4]	5.93%	4.97%	—	5.16%	27.44%	—	32.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 3, 2004.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

20

Total Return Trust
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.21
Federal National Mortgage Association	15.77
U.S. Treasury Notes	6.19
Mortgage Securities	5.28
U.S. Treasury Bonds	5.18
Government	4.55
Asset Backed Securities	1.18
Consumer, Non-cyclical	1.12
Communications	1.05
Energy	0.47

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Total Return Trust Series I returned +13.59%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds.

Initiatives such as the Federal Reserve’s purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets all contributed to economic stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve, which occurred in parallel with steepening government yield curves in other major developed economies. Additionally, corporate bonds, mortgages and asset-backed securities gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher-yielding, riskier assets.

An overweight to agency mortgage-backed securities (MBS), which enjoyed a powerful rally for all of 2009, added to results as the success of the Fed’s MBS Purchase program drove yield premiums to their tightest levels ever. An overweight to non-Agency MBS and high-quality consumer asset-backed securities also contributed to annual performance as these bonds also rallied amid strong government policy support. Corporate bonds, especially an overweight to bonds of financial companies and high-yield credits, boosted performance and were among the best-performing fixed income assets all year. Municipal bonds were also strong performers in 2009, and contributed to results. Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year. Additionally, exposure to Treasury Inflation-Protected Securities during 2009 added to returns as real yields outperformed their nominal counterparts. Lastly, an overweight to duration in the U.S. detracted from returns as the U.S. Treasury market lagged most other developed bond markets.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	13.59%	6.10%	6.90%	34.45%	94.90%
Total Return Trust Series II2	13.28%	5.88%	6.74%	33.07%	92.06%
Total Return Trust Series NAV[3]	13.62%	6.14%	6.92%	34.72%	95.30%
Barclays Capital U.S. Aggregate Bond Index[4,5,6]	5.93%	4.97%	6.33%	27.44%	84.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

21

U.S. Government Securities Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES  >  To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The Fund may invest the balance of its assets in foreign government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	28.01
Federal Home Loan Mortgage Corp.	17.90
Mortgage Securities	6.48
Asset Backed Securities	4.02
U.S. Treasury Bonds	3.84
Government National Mortgage Association	3.21
U.S. Treasury Notes	2.79
Treasury Inflation-Protected Securities	1.52
Tennessee Valley Authority	0.10
Financial	0.02

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the U.S. Government Securities Trust Series I returned +8.39%, outperforming the –1.50% of the Citigroup 1–10 Year Treasury Index.

Environment  >  Following the collapse of Lehman Brothers and AIG, the government intervened in unprecedented ways, lending billions in support of key banks, taking over Fannie Mae and Freddie Mac, and introducing a new set of policy tools to counter credit paralysis. After reducing short-term interest rates to a historic low of 0.00% to 0.25% in December 2008, the Fed has held rates steady. Interest rates rallied significantly, and the yield curve steepened.

During the year, spread compression in high-yield and investment-grade corporates occurred with breathtaking magnitude and speed. In the last six months, the economy seems to have taken a positive turn. Equity and fixed-income indices performed well amid renewed investor optimism. New corporate bond issuance was robust, but investors easily soaked up the supply.

However, causes for concern remain, including continued foreclosures and loan modifications. Although the recession appears to have ended, unemployment remains elevated and economic recovery is still tenuous. Fed officials have continually emphasized that the current accommodative policy will be maintained. Widespread underutilization of labor and capital should dampen inflation pressures, but the growing government deficit could impart offsetting pressures on Treasury yields.

The Trust performed very well in 2009, beating its benchmark by almost 10 percentage points (989 basis points). Driving portfolio outperformance was exposure to the mortgage-backed security (MBS) market. Both the agency and non-agency mortgage sectors added significantly to returns as the housing market showed signs of recovery after bottoming out earlier in the year. Agency mortgage spreads compressed thanks to demand generated from the Federal Reserve’s purchase program, as the Fed purchased $1.11 trillion of agency MBS in 2009. The Trust’s exposure to the non-agency mortgage market also contributed to relative returns. Improving housing market conditions coupled with supportive government programs like the Public-Private Investment Program (PPIP) created demand in an illiquid market and pushed prices higher. Diversification into Treasury Inflation Protected Securities (TIPS) benefited the Trust as investor concerns over inflation returned and breakeven yields normalized. Allocations to commercial mortgage-backed securities, agency debt and asset-backed notes also added to returns, albeit to a lesser extent.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
U.S. Government Securities Trust Series I	8.39%	3.17%	4.60%	16.88%	56.77%
U.S. Government Securities Trust Series II2	8.22%	2.98%	4.46%	15.81%	54.74%
U.S. Government Securities Trust Series NAV[3]	8.48%	3.21%	4.62%	17.10%	57.07%
Citigroup 1–10 Year Treasury Index[4,5]	–1.50%	4.66%	5.46%	25.58%	70.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Citigroup 1–10 Year Treasury Index is a broad measure of the performance of short-term and medium-term U.S. Treasury securities.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

22

U.S. High Yield Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser, Niklas Nordenfelt

INVESTMENT OBJECTIVE & POLICIES  >  The Portfolio seeks total return with a high level of current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are below investment-grade, including preferred and other convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	22.09
Consumer, Non-cyclical	19.47
Financial	15.07
Consumer, Cyclical	12.52
Energy	7.87
Utilities	6.93
Technology	6.30
Industrial	4.77
Basic Materials	3.04
Asset Backed Securities	0.16

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the U.S. High Yield Bond Trust Series I returned +46.60%, underperforming the +58.10% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment  >  The bank loan and high yield market rebounded strongly in 2009, with returns of 58.1% and 44.8%, respectively. The furious rally began in early March and continued through the remainder of 2009. Thanks to unprecedented fiscal and monetary policies, systemic risk concerns have abated and the majority of credit markets stabilized, creating a positive backdrop for rising prices, improved sentiment and resumption of capital market activity. Economic activity has shown signs of bottoming, helping create optimism of an economic rebound. Although most pundits view the rebound to be less than stellar, any rebound has been received with welcome arms in light of the severity of the recession. Massive cost-cutting has helped companies beat severely depressed earnings outlooks, bought time for debt ridden companies and (generally) created the potential for strong operating leverage going forward.

The high yield market has also enjoyed significant cash inflows as managers rushed to invest in a rising market. With a much improved liquidity situation, managers bought disproportionately lower-quality, higher-risk assets that were priced at levels often below recovery value in bankruptcy scenarios. The lack of risk aversion resulted in massive outperformance by lower-rated issues with CCC-rated bonds rising a spectacular 112.7% in 2009.

The portfolio performed well, but lagged the benchmark. For most of 2009, the broader performance theme was simply the more risk, the more exposure to highly leveraged companies and the more exposure to lower dollar priced bonds, the better the performance. The Fund lagged the benchmark return as portfolio strategy was more focused on absolute portfolio risk rather than relative risk versus the benchmark. Over the past year, the high yield market became increasingly concentrated in lower-quality issues (triple-C and distressed securities, for example). The lower-than-benchmark exposure to these securities hurt relative performance as those type of securities generated outsized returns in a very favorable environment for risk-taking.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. High Yield Bond Trust Series I (began 4/29/05)	46.60%	—	—	6,82%	—	—	36.12%
U.S. High Yield Bond Trust Series II (began 4/29/05)	46.38%	—	—	6.65%	—	—	35.09%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	46.62%	—	—	6.88%	—	—	36.48%
Merrill Lynch U.S. High Yield Master II Constrained Index[2,3,4]	58.10%	—	—	7.44%	—	—	39.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

23

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,138.30	$3.61	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,136.30	4.68	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,137.40	3.34	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Bond Trust
Series NAV — Actual[2]	$1,000.00	$1,032.40	$2.95	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Core Bond Trust
Series I — Actual	$1,000.00	$1,049.70	$3.51	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,048.60	4.49	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,049.50	3.25	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Floating Rate Income Trust
Series NAV — Actual	$1,000.00	$1,125.20	$3.86	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Global Bond Trust
Series I — Actual	$1,000.00	$1,104.00	$4.24	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Series II — Actual	1,000.00	1,102.60	5.30	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	1,103.90	3.98	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%

24

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
High Income Trust
Series II — Actual	$1,000.00	$1,410.70	$5.83	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,411.90	4.32	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
High Yield Trust
Series I — Actual	$1,000.00	$1,218.40	$4.08	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series II — Actual	1,000.00	1,217.70	5.20	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series NAV — Actual	1,000.00	1,218.60	3.80	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Income Trust
Series NAV — Actual	$1,000.00	$1,192.60	$4.70	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,073.70	$3.50	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,071.70	4.60	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,073.30	3.24	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.20	$2.37	0.47%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Series II — Actual	1,000.00	1,000.00	2.62	0.52%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,001.30	$1.41	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%
Real Return Bond Trust
Series I — Actual	$1,000.00	$1,084.70	$3.89	0.74%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series II — Actual	1,000.00	1,082.70	4.93	0.94%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series NAV — Actual	1,000.00	1,084.30	3.68	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Short-Term Bond Trust
Series NAV — Actual	$1,000.00	$1,101.20	$3.44	0.65%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Short Term Government Income Trust
Series NAV — Actual	$1,000.00	$1,010.80	$3.50	0.69%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Spectrum Income Trust
Series NAV — Actual	$1,000.00	$1,096.80	$3.86	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Strategic Bond Trust
Series I — Actual	$1,000.00	$1,135.60	$4.04	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual	1,000.00	1,133.40	5.11	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual	1,000.00	1,135.40	3.77	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

25

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
Strategic Income Trust
Series I — Actual	$1,000.00	$1,142.30	$4.37	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Series II — Actual	1,000.00	1,140.00	5.45	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,142.10	4.10	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Total Return Trust
Series I — Actual	$1,000.00	$1,064.00	$3.95	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,062.90	4.99	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,063.90	3.69	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
U.S. Government Securities Trust
Series I — Actual	$1,000.00	$1,055.00	$3.78	0.73%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series II — Actual	1,000.00	1,053.80	4.81	0.93%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series NAV — Actual	1,000.00	1,054.90	3.52	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
U.S. High Yield Bond Trust
Series I — Actual	$1,000.00	$1,165.40	$4.37	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Series II — Actual	1,000.00	1,163.70	5.51	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,164.70	4.15	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The Portfolio’s inception date was 7-29-09. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (156), and divided by 365 (to reflect the one-half year period).

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as ‘‘Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 3.07%
U.S. Treasury Bonds - 0.18%
4.500%, due 08/15/2039	3,335,000	$3,259,442	0.18%
U.S. Treasury Notes - 2.89%
1.375%, due 10/15/2012	28,920,000	28,757,325	1.61%
3.375%, due 11/15/2019	20,640,000	19,853,203	1.11%
2.125% to 2.375%, due
10/31/2014 to 11/30/2014		3,168,214	0.17%

		51,778,742

TOTAL U.S. TREASURY OBLIGATIONS (Cost $52,451,378)		$55,038,184

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.00%
Federal Home Loan Bank - 0.14%		2,603,398	0.14%

Federal Home Loan Mortgage Corp. - 0.90%
5.841%, due 03/01/2037 (a)	5,965,877	6,265,030	0.35%
OTHER SECURITIES		9,835,102	0.55%

		16,100,132
Federal National Mortgage Association - 16.39%
4.000%, due 06/01/2024	18,986,587	19,135,662	1.07%
4.000%, due 07/01/2024	15,946,426	16,071,631	0.90%
5.000%, due 08/01/2035	5,496,736	5,654,124	0.32%
5.000%, due 05/01/2036	14,914,608	15,334,665	0.86%
5.000%, due 11/01/2036	15,352,886	15,785,286	0.88%
5.000%, due 03/01/2038	8,075,524	8,297,917	0.46%
5.000%, due 03/01/2038	16,545,951	17,001,611	0.95%
5.000%, due 05/01/2038	10,163,567	10,443,463	0.58%
5.000%, due 05/01/2038	6,054,849	6,221,594	0.35%
5.500%, due 09/01/2034	6,565,725	6,904,270	0.39%
5.500%, due 02/01/2035	11,842,591	12,453,225	0.70%
5.500%, due 06/01/2035	8,862,541	9,315,362	0.52%
5.500%, due 04/01/2036	18,077,959	18,995,979	1.06%
5.500%, due 01/01/2037	5,476,317	5,746,710	0.32%
5.500%, due 01/01/2037	9,278,668	9,749,850	0.55%
5.500%, due 07/01/2037	11,441,445	11,995,640	0.67%
6.000%, due 05/01/2035	7,038,959	7,511,065	0.42%
6.000%, due 02/01/2036	20,604,583	21,973,663	1.23%
6.000%, due 02/01/2036	22,115,255	23,598,533	1.32%
1.875% to 7.500%, due 9/1/2010 to 10/25/2041 (a)		51,107,183	2.84%

		293,297,433
Government National Mortgage Association - 0.57%		$10,212,717	0.57%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $308,898,151)		$322,213,680

FOREIGN GOVERNMENT OBLIGATIONS - 0.74%
Argentina - 0.12%		2,188,414	0.12%

Canada - 0.02%		263,577	0.02%

Colombia - 0.08%		1,354,471	0.08%

Germany - 0.18%		3,234,845	0.18%

Japan - 0.12%		2,198,781	0.12%

Mexico - 0.10%		1,822,996	0.10%

Panama - 0.04%		620,100	0.04%

Peru - 0.01%		187,220	0.01%

Philippines - 0.01%		214,287	0.01%

Sweden - 0.02%		254,171	0.02%

Ukraine - 0.02%		426,250	0.02%

United Kingdom - 0.02%		419,185	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,668,229)		$13,184,297

CORPORATE BONDS - 53.94%
Basic Materials - 1.89%		33,836,152	1.89%

Communications - 5.50%
Time Warner Cable, Inc. 6.750%, due 07/01/2018	4,695,000	5,157,753	0.29%
Vivendi SA 5.750%, due 04/04/2013 (b)	5,073,000	5,333,483	0.30%
OTHER SECURITIES		87,983,803	4.91%

		98,475,039

Consumer, Cyclical - 3.43%		61,362,774	3.43%

The accompanying notes are an integral part of the financial statements. 27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer, Non-cyclical - 3.48%

Medco Health Solutions, Inc. 7.250%, due 08/15/2013	4,685,000	$5,204,829	0.29%
OTHER SECURITIES		57,148,714	3.19%

		62,353,543

Diversified - 0.13%		2,383,012	0.13%

Energy - 5.62%
Anadarko Finance Company, Series B 7.500%, due 05/01/2031	4,602,000	5,162,735	0.29%
Enterprise Products Operating LLC 7.000%, due 06/01/2067 (a)	6,230,000	5,513,550	0.31%
OTHER SECURITIES		89,995,313	5.02%

		100,671,598
Financial - 26.48%
Bank of America Corp. 7.625%, due 06/01/2019	6,565,000	7,594,701	0.42%
Bank of America Corp. 5.750%, due 12/01/2017	9,703,000	9,936,047	0.55%
Bank of America 5.650%, due 05/01/2018	1,950,000	1,980,443	0.11%
Capital One Bank USA NA 8.800%, due 07/15/2019	5,020,000	5,931,968	0.33%
Citigroup, Inc. 5.500%, due 04/11/2013	5,530,000	5,733,310	0.32%
Citigroup, Inc. 6.125%, due 05/15/2018	5,158,000	5,185,894	0.29%
Citigroup, Inc. 8.500%, due 05/22/2019	5,595,000	6,460,843	0.36%
Citigroup, Inc. 6.125%, due 11/21/2017	5,385,000	5,427,945	0.31%
Citigroup 5.625% to 6.375%, due 8/27/2012 to 12/11/2034		4,537,794	0.26%
Credit Suisse 5.300% to 6.500%, due 1/15/2012 to 8/13/2019		1,900,178	0.11%
Goldman Sachs Group, Inc. 7.500%, due 02/15/2019	4,660,000	5,432,642	0.31%
Goldman Sachs 0.683% to 6.750%, due 5/1/2014 to 12/29/2049 (a)		14,003,891	0.79%
Hartford Financial Services Group, Inc. 6.300%, due 03/15/2018	5,210,000	5,195,443	0.29%
JPMorgan Chase 1.273% to 6.550%, due 6/1/2014 to 5/15/2077 (a)		18,537,465	1.03%
Liberty Mutual Group, Inc. 7.500%, due 08/15/2036 (b)	6,245,000	5,717,610	0.32%
Lincoln National Corp. 8.750%, due 07/01/2019	4,755,000	$5,433,082	0.30%
Merrill Lynch & Company, Inc. 7.750%, due 05/14/2038	7,025,000	7,718,642	0.43%
Merrill Lynch 0.831% to 6.875%, due 4/25/2013 to 4/25/2018 (a)		10,144,963	0.56%
Morgan Stanley 0.734% to 7.300%, due 10/18/2016 to 5/13/2019 (a)		9,743,983	0.54%
USB Capital IX 6.189%, due 10/29/2049	6,605,000	5,308,769	0.30%
OTHER SECURITIES		331,954,928	18.55%

		473,880,541

Industrial - 2.72%		48,639,247	2.72%

Technology - 0.29%		5,129,023	0.29%

Utilities - 4.40%
Israel Electric Corp., Ltd. 7.250%, due 01/15/2019 (b)	7,280,000	7,884,240	0.44%
OTHER SECURITIES		70,850,994	3.96%

		78,735,234

TOTAL CORPORATE BONDS (Cost $937,296,334)		$965,466,163

MUNICIPAL BONDS - 0.39%
District of Columbia - 0.27%		4,943,090	0.27%
New Jersey - 0.12%		2,124,772	0.12%

TOTAL MUNICIPAL BONDS (Cost $6,718,957)		$7,067,862

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.41%
Bank of America 0.068% to 5.889%, due 10/15/2019 to 9/10/2047 (a) (b)		26,749,719	1.49%
Citigroup 3.892% to 5.725%, due 4/25/2035 to 3/15/2049 (a)		3,519,679	0.20%
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A2 5.246%, due 12/15/2039	6,500,000	6,614,380	0.37%
Credit Suisse 0.158% to 6.180%, due 9/15/2020 to 10/15/2039 (a) (b)		19,366,361	1.09%
Crown Castle Towers LLC, Series 2006-1A, Class F 6.650%, due 11/15/2036 (b)	5,395,000	5,502,900	0.31%
Federal National Mortgage Association 7.500%, due 11/25/2041	280,216	305,575	0.02%

The accompanying notes are an integral part of the financial statements. 28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class B 5.501%, due 05/10/2040 (a)	6,983,000	$6,815,509	0.38%
Goldman Sachs 0.255% to 0.663%, due 7/10/2039 to 11/10/2039 (b)		3,099,097	0.17%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3 4.697%, due 07/15/2042	7,605,000	7,566,974	0.42%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.179%, due 12/15/2044 (a)	7,990,000	7,909,873	0.44%
JPMorgan Chase 4.996% to 5.875%, due 1/25/2037 to 1/15/2049 (a)		24,178,110	1.34%
Merrill Lynch 0.091% to 5.909%, due 6/15/2022 to 2/14/2051 (a) (b)		18,476,126	1.04%
Morgan Stanley Capital I, Series 2005-HQ7, Class AJ 5.207%, due 11/14/2042 (a)	10,560,000	8,258,031	0.46%
Morgan Stanley 0.209% to 5.650%, due 12/13/2041 to 7/15/2056 (a) (b)		16,207,997	0.92%
OTHER SECURITIES		139,147,350	7.76%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $349,718,764)		$293,717,681

ASSET BACKED SECURITIES - 3.68%
Bank of America 3.520%, due 06/15/2016	1,000,000	1,026,102	0.06%
DB Master Finance LLC, Series 2006-1, Class-A2 5.779%, due 06/20/2031 (b)	13,160,000	12,688,214	0.71%
OTHER SECURITIES		52,182,579	2.91%

TOTAL ASSET BACKED SECURITIES (Cost $128,211,535)		$65,896,895

PREFERRED STOCKS - 0.41%
Communications - 0.08%		1,514,222	0.08%

Consumer, Non-cyclical - 0.09%		1,523,880	0.09%

Financial - 0.24%		4,213,519	0.24%
Bank of America Corp., Series MER, 8.625%	75,000	1,840,500	0.11%
OTHER SECURITIES		2,373,019	0.13%

		4,213,519

TOTAL PREFERRED STOCKS (Cost $6,705,462)		$7,251,621

TERM LOANS - 0.03% Consumer, Cyclical - 0.03%		509,958	0.03%

TOTAL TERM LOANS (Cost $721,961)		$509,958

WARRANTS - 0.00%
Basic Materials - 0.00%		$0	0.00%

TOTAL WARRANTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 0.85%
U.S. Treasury Bills 0.010%, due 02/25/2010	10,000,000	9,999,924	0.56%
Federal National Mortgage Association Discount Notes 0.010%, due 01/11/2010	3,699,000	3,698,985	0.21%
OTHER SECURITIES		1,488,000	0.08%

TOTAL SHORT TERM INVESTMENTS (Cost $15,186,881)		$15,186,909

REPURCHASE AGREEMENTS - 0.79%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $14,115,541 on 01/04/2010, collateralized by $13,275,000 Federal Home Loan Mortgage Corp., 4.375% due 08/19/2015 (valued at $14,403,375, including interest)	14,115,541	14,115,541	0.79%

TOTAL REPURCHASE AGREEMENTS (Cost $14,115,541)		$14,115,541

Total Investments (Active Bond Trust) (Cost $1,832,693,193) - 98.31%		$1,759,648,791	98.31%
Other Assets and Liabilities, Net - 1.69%		30,225,235	1.69%

TOTAL NET ASSETS - 100.00%		$1,789,874,026	100.00%

Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 11.31%
U.S. Treasury Bonds - 0.37%
4.500%, due 08/15/2039	5,445,000	5,321,638	0.37%
U.S. Treasury Notes - 10.94%
2.125%, due 11/30/2014	76,700,000	74,884,511	5.24%
2.375%, due 10/31/2014	28,820,000	28,507,015	2.00%
3.375%, due 11/15/2019	55,000,000	52,903,400	3.70%

		156,294,926

TOTAL U.S. TREASURY OBLIGATIONS (Cost $163,321,676)		$161,616,564

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.21%
Federal Agricultural Mortgage Corp. - 0.74%
5.500%, due 07/15/2011 (b)	10,010,000	10,569,919	0.74%

The accompanying notes are an integral part of the financial statements. 29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Farm Credit Bank - 0.83%
3.000%, due 12/22/2014	12,000,000	$11,818,536	0.83%

Federal Home Loan Bank - 0.08%		1,210,497	0.08%

Federal Home Loan Mortgage Corp. - 5.59%
3.789%, due 12/01/2039 (a)	21,978,707	22,371,510	1.57%
4.000% TBA **	25,000,000	25,160,155	1.76%
4.500% TBA **	25,000,000	25,691,406	1.79%
4.266% to 4.304%, due 09/01/2039 (a)		6,697,192	0.47%

		79,920,263
Federal National Mortgage Association - 5.02%
3.000%, due 10/29/2014	14,345,000	14,233,697	1.00%
4.000%, due 04/01/2024	14,909,563	15,026,627	1.05%
4.386%, due 09/01/2039 (a)	11,964,362	12,209,620	0.85%
4.399%, due 09/01/2039 (a)	9,740,641	9,959,299	0.70%
4.500%, due 10/01/2024	14,762,604	15,212,403	1.07%
1.875%, due 10/29/2012	5,065,000	5,034,529	0.35%

		71,676,175
Government National Mortgage Association - 9.78%
3.500%, due 10/20/2039 (a)	35,411,867	35,614,175	2.50%
3.500%, due 11/20/2039 (a)	12,796,660	12,873,210	0.90%
3.750%, due 10/20/2039 (a)	24,875,078	25,244,846	1.77%
4.000%, due 09/20/2039 (a)	32,907,434	33,619,288	2.36%
4.000%, due 10/20/2039 (a)	14,919,835	15,209,876	1.06%
4.000%, due 12/20/2039 (a)	16,728,655	17,051,466	1.19%

		139,612,861
Government National Mortgage Association - 0.13%
5.000%, due 08/15/2039	1,861,010	1,918,585	0.13%

Tennessee Valley Authority - 0.04%		589,559	0.04%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $320,817,712)		$317,316,395

CORPORATE BONDS - 48.58%
Basic Materials - 2.87%		41,009,337	2.87%

Communications - 4.86%
Alltel Corp. 7.000%, due 03/15/2016	10,000,000	11,283,520	0.79%
Telefonica Emisiones SAU 5.877%, due 07/15/2019	6,525,000	6,993,691	0.48%
OTHER SECURITIES		51,140,292	3.59%

		69,417,503
Consumer, Cyclical - 3.21%
CVS Caremark Corp. 5.750%, due 06/01/2017	7,000,000	$7,387,898	0.51%
Target Corp. 6.000%, due 01/15/2018	6,625,000	7,311,933	0.51%
Wal-Mart Stores, Inc. 5.800%, due 02/15/2018	10,000,000	11,097,530	0.78%
OTHER SECURITIES		20,120,979	1.41%

		45,918,340

Consumer, Non-cyclical - 4.80%
Medco Health Solutions, Inc. 6.125%, due 03/15/2013	7,000,000	7,488,852	0.52%
Novartis Securities Investment, Ltd. 5.125%, due 02/10/2019	10,000,000	10,505,260	0.75%
OTHER SECURITIES		50,588,062	3.53%

		68,582,174

Diversified - 0.40%		5,727,750	0.40%

Energy - 4.90%
Energy Transfer Partners LP 9.700%, due 03/15/2019	5,940,000	7,336,513	0.52%
Husky Energy, Inc. 6.200%, due 09/15/2017	7,600,000	8,184,310	0.57%
OTHER SECURITIES		54,559,743	3.81%

		70,080,566

Financial - 20.03%
Aflac, Inc. 8.500%, due 05/15/2019	9,260,000	10,667,427	0.74%
American Express Credit Corp., Series C 7.300%, due 08/20/2013	7,650,000	8,597,689	0.60%
Bank of America Corp. 5.650%, due 05/01/2018	7,500,000	7,617,090	0.54%
Caterpillar Financial Services Corp. 7.050%, due 10/01/2018	10,225,000	11,704,628	0.81%
Charles Schwab Corp. 4.950%, due 06/01/2014	10,000,000	10,549,339	0.74%
JPMorgan Chase & Company 3.700%, due 01/20/2015	7,000,000	7,020,705	0.49%
Morgan Stanley, MTN 6.625%, due 04/01/2018	10,300,000	11,136,029	0.78%
Simon Property Group LP, REIT 6.750%, due 05/15/2014	9,000,000	9,591,120	0.68%
TD Ameritrade Holding Corp. 4.150%, due 12/01/2014	7,000,000	6,901,496	0.48%
OTHER SECURITIES		202,313,745	14.17%

		286,099,268

Industrial - 2.97%		42,440,249	2.97%

The accompanying notes are an integral part of the financial statements. 30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Technology - 0.78%		$11,101,238	0.78%

Utilities - 3.76%
Commonwealth Edison Company 5.800%, due 03/15/2018	9,189,000	9,745,210	0.69%
OTHER SECURITIES		43,985,484	3.07%

		53,730,694

TOTAL CORPORATE BONDS (Cost $694,931,496)		$694,107,119

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.96%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3571, Class JA 4.500%, due 04/15/2023	17,004,984	17,706,244	1.24%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3591, Class TA 4.000%, due 06/15/2039	14,611,629	14,893,714	1.04%
Federal Home Loan Mortgage Corp., Series 3571, Class BA 4.500%, due 04/15/2023	38,180,182	39,722,199	2.78%
Federal National Mortgage Association, REMICS, Series 2009-77, Class AB 4.500%, due 05/25/2036	14,270,004	14,721,222	1.03%
Federal National Mortgage Association, REMICS, Series 2009-94, Class DA 4.500%, due 10/25/2039	14,597,750	15,109,962	1.06%
Federal National Mortgage Association, REMICS, Series 2009-96, Class JA 3.500%, due 10/25/2024	21,662,239	21,907,364	1.53%
Government National Mortgage Association, Series 2009-102, Class MA 4.000%, due 06/16/2039	43,758,212	45,176,579	3.17%
Government National Mortgage Association, Series 2009-104, Class XA 5.000%, due 03/20/2036	24,915,880	25,976,108	1.82%
Government National Mortgage Association, Series 2009-42, Class DA 5.000%, due 07/20/2031	15,288,649	16,025,739	1.12%
Government National Mortgage Association, Series 2009-78, Class AB 5.000%, due 01/20/2036	14,797,462	15,481,191	1.08%
OTHER SECURITIES		1,325,312	0.09%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $227,906,041)		$228,045,634

ASSET BACKED SECURITIES - 0.14%

TOTAL ASSET BACKED SECURITIES (Cost $2,097,099)		$1,990,563

SHORT TERM INVESTMENTS - 3.85%
U.S. Treasury Bills
0.032%, due 02/25/2010	15,000,000	$14,999,255	1.05%
0.010%, due 02/25/2010	40,000,000	39,999,313	2.80%

TOTAL SHORT TERM INVESTMENTS (Cost $54,998,568)		$54,998,568

REPURCHASE AGREEMENTS - 0.48%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,855,000 on 01/04/2010, collateralized by $6,445,000 Federal Home Loan Mortgage Corp., 4.375% due 08/17/2015 (valued at $6,992,825, including interest)	6,855,000	6,855,000	0.48%

TOTAL REPURCHASE AGREEMENTS (Cost $6,855,000)		$6,855,000

Total Investments (Bond Trust) (Cost $1,470,927,592) - 102.53%		$1,464,929,843	102.53%
Other Assets and Liabilities, Net - (2.53%)		(36,133,416)	(2.53% )

TOTAL NET ASSETS - 100.00%		$1,428,796,427	100.00%

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 14.70%
U.S. Treasury Bonds - 2.49%
3.500%, due 02/15/2039	14,580,000	11,941,924	1.09%
4.250%, due 05/15/2039	5,770,000	5,412,981	0.49%
4.375% to 8.875%, due 2/15/2019 to 11/15/2039		10,074,791	0.91%

		27,429,696
U.S. Treasury Notes - 12.21%
0.750%, due 11/30/2011	13,144,000	13,058,262	1.19%
2.125%, due 11/30/2014	17,513,000	17,098,467	1.55%
2.375%, due 12/31/2014	21,444,000	21,382,027	1.94%
2.750%, due 02/15/2019	17,665,000	16,262,840	1.48%
3.125%, due 05/15/2019	17,639,000	16,704,680	1.52%
3.375%, due 11/15/2019	16,558,000	15,926,809	1.45%
3.625%, due 08/15/2019	21,470,000	21,107,694	1.92%
0.875% to 2.750%, due 5/31/2011 to 11/30/2016		12,746,360	1.16%

		134,287,139

TOTAL U.S. TREASURY OBLIGATIONS (Cost $165,018,151)		$161,716,835

The accompanying notes are an integral part of the financial statements. 31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.28%
Federal Home Loan Mortgage Corp. - 5.85%
5.500%, due 12/01/2018	5,164,366	$5,512,960	0.50%
5.500%, due 09/01/2035	5,140,712	5,405,780	0.49%
5.500%, due 06/01/2036	5,302,305	5,575,705	0.51%
5.993%, due 01/01/2037 (a)	4,748,764	5,024,496	0.46%
3.570% to 6.500%, due 1/1/2018 to 11/1/2038 (a)		42,799,169	3.89%

		64,318,110

Federal National Mortgage Association - 28.88%
4.500% TBA **	11,500,000	11,480,234	1.04%
4.500% TBA **	48,500,000	48,244,240	4.39%
5.000%, due 07/01/2035	9,845,325	10,137,993	0.92%
5.000% TBA **	5,200,000	5,336,906	0.49%
5.500%, due 01/01/2018	5,341,745	5,685,886	0.52%
5.500%, due 01/01/2019	6,970,875	7,440,320	0.68%
5.500%, due 06/01/2020	20,854,670	22,265,617	2.02%
5.500%, due 12/01/2020	16,935,696	18,092,086	1.64%
5.500%, due 10/01/2021	11,919,850	12,722,577	1.16%
5.500%, due 11/01/2023	4,945,000	5,279,560	0.48%
5.500%, due 07/01/2034	5,248,628	5,519,260	0.50%
5.500%, due 12/01/2034	6,304,557	6,629,635	0.60%
5.500%, due 07/01/2035	16,943,399	17,817,043	1.62%
5.500%, due 09/01/2035	6,810,566	7,161,736	0.65%
5.500%, due 10/01/2035	10,205,067	10,723,293	0.97%
5.500%, due 10/01/2035	7,253,667	7,622,017	0.69%
5.500%, due 09/01/2036	13,613,742	14,315,701	1.30%
6.000%, due 04/01/2035	7,394,460	7,893,876	0.72%
6.000%, due 01/01/2038	7,561,710	8,022,797	0.73%
7.000%, due 01/01/2040 (e)	4,604,000	5,110,440	0.46%
4.500% to 7.000%, due 12/1/2018 to 5/1/2038 (a) (e)		80,169,565	7.30%

		317,670,782

Government National Mortgage Association - 3.55%
4.500% TBA **	19,000,000	18,985,157	1.72%
4.500% TBA **	19,000,000	18,910,938	1.72%
6.500%, due 12/15/2032	1,122,149	1,206,289	0.11%

		39,102,384

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $417,877,368)		$421,091,276

FOREIGN GOVERNMENT OBLIGATIONS - 1.70%
Brazil - 0.18%		2,018,575	0.18%
Canada - 0.75%
Province of Ontario, Canada 4.100%, due 06/16/2014	6,530,000	$6,814,806	0.62%
OTHER SECURITIES		1,378,862	0.13%

		8,193,668

Qatar - 0.25%		2,774,925	0.25%

South Korea - 0.52%
Republic of Korea 7.125%, due 04/16/2019	4,935,000	5,648,971	0.52%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $18,223,313)		$18,636,139

CORPORATE BONDS - 24.19%
Basic Materials - 1.14%		12,547,726	1.14%

Communications-3.73%
Cellco Partnership / Verizon Wireless Capital LLC 7.375%, due 11/15/2013	4,645,000	5,335,554	0.49%
Cellco Partnership / Verizon 3.750% to 8.500%, due 5/20/2011 to
11/15/2018		6,089,565	0.56%
OTHER SECURITIES		29,588,469	2.68%

		41,013,588

Consumer, Non-cyclical - 2.14%		23,581,488	2.14%

Diversified - 0.43%		4,706,939	0.43%

Energy - 3.37%		37,085,072	3.37%

Financial - 10.86%
Bank of America Corp. 7.375%, due 05/15/2014	4,765,000	5,406,912	0.49%
Bear Stearns 6.950%, due 08/10/2012	1,160,000	1,296,040	0.12%
BP Capital Markets PLC 3.875%, due 03/10/2015	6,845,000	7,032,649	0.64%
Credit Suisse 5.000% to 6.000%, due 5/15/2013 to 2/15/2018		4,355,629	0.40%
Goldman Sachs 5.125% to 6.750%, due 11/1/2012 to 12/29/2049 (a)		11,392,653	1.04%
JPMorgan Chase 5.375% to 6.800%, due 10/1/2012 to 10/1/2037		7,406,840	0.68%

The accompanying notes are an integral part of the financial statements. 32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)
Morgan Stanley 5.250% to 7.250%, due 11/2/2012 to 4/1/2032		$10,983,966	1.01%
OTHER SECURITIES		71,587,502	6.48%

		119,462,191

Technology - 0.38%		4,165,641	0.38%

Utilities - 2.14%
Dominion Resources, Inc. 8.875%, due 01/15/2019	4,295,000	5,352,489	0.49%
OTHER SECURITIES		18,168,494	1.65%

		23,520,983

TOTAL CORPORATE BONDS (Cost $257,699,634)		$266,083,628

MUNICIPAL BONDS - 0.40%
California - 0.25%		2,764,359	0.25%

Texas - 0.15%		1,677,446	0.15%

TOTAL MUNICIPAL BONDS (Cost $4,580,131)		$4,441,805

COLLATERALIZED MORTGAGE
OBLIGATIONS - 19.81%
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 5.405%, due 12/11/2040 (a)	6,367,000	6,239,640	0.57%
Bear Stearns 4.240% to 6.460%, due 11/15/2033 to 2/13/2046 (a)		13,453,573	1.22%
Credit Suisse 4.485% to 6.505%, due 2/15/2034 to 8/15/2038 (a)		14,158,130	1.28%
Credit Suisse 4.832%, due 04/15/2037	290,000	279,200	0.03%
Federal Home Loan Mortgage Corp., REMICS, Series 2005-2934, Class CI 5.000%, due 01/15/2034	6,847,000	7,143,821	0.65%
Federal Home Loan Mortgage 4.000% to 5.500%, due 7/15/2017 to 10/15/2036		16,317,832	1.50%
Federal Home Loan Mortgage - 4.500% to 5.000%, due 6/15/2017 to 1/15/2029		2,497,907	0.23%
Federal National Mortgage Association, Series 2001- 81, Class HE 6.500%, due 01/25/2032	18,302,499	19,828,968	1.80%
Federal National Mortgage Association, Series 2007- 77, Class MH 6.000%, due 12/25/2036	8,461,026	8,923,125	0.81%
Federal National Mortgage Association 4.000% to 5.500%, due 1/25/2018 to 2/25/2037		$21,402,785	1.94%
Government National Mortgage Association 5.000%, due 07/20/2036	254,000	262,522	0.02%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 5.224%, due 04/10/2037 (a)	5,711,000	5,409,516	0.49%
Greenwich Capital 4.799% to 5.918%, due 6/10/2036 to 8/10/2042 (a)		5,713,164	0.52%
JPMorgan Chase 4.918% to 7.371%, due 12/5/2019 to 2/12/2051 (a) (b)		20,156,394	1.82%
Morgan Stanley 0.341% to 6.510%, due 4/15/2034 to 2/25/2047 (a)		27,978,474	2.56%
OTHER SECURITIES		48,074,236	4.37%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $213,327,942)		$217,839,287

ASSET BACKED SECURITIES - 5.51%
BA Credit Card Trust, Series 2007-A4, Class A4 0.273%, due 11/15/2019 (a)	8,010,000	7,304,366	0.66%
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5 2.250%, due 12/23/2014	7,956,000	7,912,729	0.72%
Morgan Stanley 0.271% to 0.281%, due 12/25/2036 to 1/25/2037 (a)		90,375	0.00%
SLC Student Loan Trust, Series 2008-1, Class A4A 1.854%, due 12/15/2032 (a)	5,939,000	6,221,942	0.57%
SLM Student 0.404% to 1.982%, due 10/25/2016 to 7/25/2023 (a)		10,089,625	0.91%
OTHER SECURITIES		28,948,913	2.65%

TOTAL ASSET BACKED SECURITIES (Cost $59,856,411)		$60,567,950

SUPRANATIONAL OBLIGATIONS - 0.39%
Government - 0.39%		4,331,284	0.39%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,136,134)		$4,331,284

The accompanying notes are an integral part of the financial statements. 33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 2.84%
State Street Institutional Liquid Reserves Fund, 0.1272%	31,227,408	$31,227,408	2.84%

TOTAL SHORT TERM INVESTMENTS (Cost $31,227,408)		$31,227,408

Total Investments (Core Bond Trust) (Cost $1,171,946,492) - 107.82%		$1,185,935,612	107.82%
Other Assets and Liabilities, Net - (7.82%)		(85,985,686)	(7.82% )

TOTAL NET ASSETS - 100.00%		$1,099,949,926	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
5.500% TBA**	14,000,000	$14,811,563
Federal National Mortgage Association
6.000% TBA**	4,500,000	4,766,485
5.500% TBA**	4,000,000	4,188,438

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Procceds $23,942,188)		23,766,486

Total Securities Sold Short (Core Bond Trust) (Proceeds $23,942,188)		$23,766,486

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 9.14%
Basic Materials - 0.84%
NewPage Corp. 11.375%, due 12/31/2014 (b)	5,500,000	5,555,000	0.84%

Communications - 1.54%
iPCS, Inc. 2.406%, due 05/01/2013 (a) (b)	5,500,000	5,142,500	0.77%

Sprint Capital Corp. 7.625%, due 01/30/2011	5,000,000	5,118,750	0.77%

		10,261,250
Consumer, Cyclical - 1.27%
Harrahs Operating 11.250%, due 06/01/2017 (b)	1,500,000	1,569,375	0.24%
Neiman Marcus 9.000%, due 10/15/2015	1,289,904	1,260,881	0.19%
OTHER SECURITIES		5,613,633	0.84%

		8,443,889
Consumer, Non-cyclical - 0.02%		$147,908	0.02%

Energy - 1.79%
Chesapeake Energy Corp. 7.625%, due 07/15/2013	5,795,000	6,070,262	0.91%
Hercules Offshore 10.500%, due 10/15/2017 (b)	3,750,000	3,956,250	0.60%
OTHER SECURITIES		1,885,525	0.28%

		11,912,037
Financial - 1.09%
Ford Motor Credit Company LLC 12.000%, due 05/15/2015	5,400,000	6,261,991	0.94%
OTHER SECURITIES		1,000,000	0.15%

		7,261,991
Industrial - 1.87%
RailAmerica, Inc. 9.250%, due 07/01/2017	6,075,000	6,462,281	0.97%
OTHER SECURITIES		5,995,986	0.90%

		12,458,267
Technology - 0.12%
Freescale Semiconductor 10.125%, due 12/15/2016	1,005,000	809,025	0.12%

Utilities - 0.60%
Calpine 7.250%, due 10/15/2017 (b)	4,171,000	4,004,160	0.60%

TOTAL CORPORATE BONDS (Cost $57,552,007)		$60,853,527

COMMON STOCKS - 0.34%
Basic Materials - 0.32%		2,146,726	0.32%

Industrial - 0.02%		87,500	0.02%

TOTAL COMMON STOCKS (Cost $2,076,735)		$2,234,226

TERM LOANS - 84.27%
Basic Materials - 8.86%
Berry Plastics Holding Company 2.300%, due 04/03/2015 (a)	6,872,499	5,944,711	0.89%
Georgia-Pacific LLC 3.510%, due 12/20/2014 (a)	5,339,327	5,303,286	0.80%
Georgia Pacific 1.774% to 2.316%, due 12/20/2012 to 12/23/2013 (a)		3,598,037	0.54%
Graphic Packaging, Inc., Tranche B 7.350%, due 05/03/2014 (a)	5,546,190	5,328,674	0.80%
Graphic Packaging 3.265%, due 05/16/2014 (a)	1,967,745	1,909,260	0.29%
Lyondell Chemical Company 4.210%, due 02/03/2010 (a)	6,282,700	6,486,888	0.97%

The accompanying notes are an integral part of the financial statements. 34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Basic Materials (continued)
Lyondell Chemical Company 5.000%, due 12/20/2014 (a)	11,600,738	$8,570,045	1.29%
Lyondell Chemical 13.000%, due 02/03/2010 (a) (c)	4,289,039	4,460,601	0.67%
Noranda Aluminum, Inc., Term Loan B 2.246%, due 05/18/2014 (a)	7,544,273	6,211,449	0.93%
OTHER SECURITIES		11,137,304	1.68%

		58,950,255
Communications - 17.38%
Charter Communications, Inc., Tranche B 7.452%, due 03/15/2014 (a)	13,172,503	12,332,756	1.85%
Charter 7.868%, due 03/06/2014 (a)	3,505,360	3,566,703	0.54%
Citadel Broadcasting Corp., Tranche B 6.860%, due 06/12/2014 (a)	8,775,000	6,475,222	0.97%
Citadel Broadcasting 1.931%, due 06/12/2013 (a)	500,000	366,667	0.06%
Dex Media West LLC, Tranche B 7.000%, due 10/13/2014 (a)	6,148,612	5,656,723	0.85%
Newsday LLC 9.750%, due 07/15/2013 (a)	7,022,000	7,414,059	1.11%
Panamsat Corp., Tranche B 8.000%, due 06/30/2013 (a)	14,034,519	13,201,220	1.98%
Qwest Corp., Term Loan B 6.950%, due 06/30/2010 (a)	5,500,000	5,496,562	0.83%
Telesat Canada, Tranche D Delayed Draw 8.314%, due 10/15/2014 (a)	5,306,794	5,060,405	0.76%
Univision Communications, Inc., Tranche B 7.600%, due 09/15/2014 (a)	16,375,000	14,197,125	2.13%
OTHER SECURITIES		41,923,309	6.30%

		115,690,751

Consumer, Cyclical - 31.43%
Carmike Cinemas 6.590% to 8.365%, due 05/19/2012 (a)		7,971,198	1.19%
CCM Merger, Inc., Tranche B 5.650%, due 07/21/2012 (a)	7,488,634	7,282,697	1.09%
Community Health Systems, Inc., Tranche B 7.614%, due 07/02/2014 (a)	14,476,270	13,635,836	2.05%
First Data Corp., Tranche B2 8.091%, due 10/15/2014 (a)	12,907,299	11,414,892	1.72%
General Nutrition Center, Tranche B 7.600%, due 09/06/2013 (a)	7,110,058	6,603,466	0.99%
Harrahs Operating Company, Inc. 9.500%, due 10/31/2016 (a)	8,000,000	$7,942,504	1.19%
Harrahs Operating Company, Inc., Tranche B2 3.282%, due 02/28/2015 (a)	8,531,807	6,887,659	1.03%
HCA, Inc., Tranche B 2.533%, due 11/01/2013 (a)	16,502,492	15,743,377	2.37%
Health Management Associates, Inc., Tranche B 7.150%, due 01/16/2014 (a)	6,511,787	6,056,776	0.91%
Las Vegas Sands LLC, Tranche B 7.199%, due 05/08/2014 (a)	12,835,605	11,205,945	1.68%
Manor Care, Tranche B 8.010%, due 11/15/2014 (a)	5,377,005	5,000,615	0.75%
Michaels Stores 2.500% to 7.706%, due 10/31/2013 to 7/31/2016 (a)		7,271,153	1.09%
Neiman Marcus Group, Inc., Tranche B 6.947%, due 03/13/2013 (a)	10,272,966	9,278,687	1.39%
United Air Lines, Inc., Tranche B 7.452%, due 01/12/2014 (a)	8,760,041	6,850,352	1.03%
OTHER SECURITIES		86,048,813	12.95%

		209,193,970
Consumer, Non-cyclical - 12.11%
Affinion Group, Tranche B 6.844%, due 10/17/2012 (a)	5,941,374	5,552,214	0.83%
Fenwal, Inc. 7.610%, due 03/01/2014 (a)	8,904,986	7,558,107	1.14%
Ford Motor Company, Tranche B 8.466%, due 11/29/2013 (a)	14,795,136	13,648,513	2.05%
Hertz Corp. 6.750%, due 01/21/2012 (a)	5,801,473	5,487,573	0.82%
Sensata Technologies, Term Loan B 6.945%, due 04/27/2013 (a)	5,919,778	5,250,104	0.79%
Thomson Learning, Tranche B 8.500%, due 07/05/2014 (a)	7,090,514	6,452,368	0.97%
US Investigations Services, Inc., Tranche B 3.253%, due 02/21/2015 (a)	7,999,891	7,149,902	1.07%
Visteon, Tranche B 8.415%, due 06/20/2013 (a)	4,500,000	4,950,000	0.74%
Warner Chilcott PLC 5.750%, due 12/31/2019 (a)	5,288,136	5,289,754	0.80%
OTHER SECURITIES		19,258,839	2.90%

		80,597,374
Energy - 5.77%
Brand Energy Services, Tranche B 7.650%, due 02/07/2014 (a)	6,410,604	5,929,809	0.89%
Energy Future Holdings Corp., Tranche B3 8.500%, due 10/10/2014 (a)	15,500,090	12,485,323	1.88%

The accompanying notes are an integral part of the financial statements. 35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Energy (continued)
Hercules Offshore 7.199%, due 07/11/2013 (a)	2,963,300	$2,828,470	0.42%
OTHER SECURITIES		17,171,149	2.58%

		38,414,751
Financial - 2.54%
CIT Group, Inc. 13.000%, due 01/18/2012 (a)	5,000,000	5,178,125	0.78%
Realogy Corp., 2nd Lien Fixed Rate Term Loan A 13.500%, due 10/15/2017 (a)	5,000,000	5,283,335	0.79%
Realogy 8.350%, due 09/01/2014 (a)	3,491,071	3,095,418	0.46%
OTHER SECURITIES		3,378,281	0.51%

		16,935,159
Industrial - 3.04%
Dubai Aerospace Enterprise, Term Loan Strip 8.450%, due 07/31/2014 (a)	7,781,594	7,120,159	1.07%
Sunguard Homes 3.898%, due 02/28/2016 (a)	10,642,345	10,218,864	1.54%
Sunguard 6.150%, due 08/15/2012 (a)	429,858	405,208	0.06%
OTHER SECURITIES		2,477,946	0.37%

		20,222,177
Technology - 1.07%
Freescale Semiconductor 7.370% to 12.500%, due 12/1/2013 to 12/15/2014 (a)		7,133,301	1.07%
Utilities - 2.07%
Calpine 3.135%, due 03/29/2014 (a)	3,959,442	3,739,692	0.56%
TXU Energy, Tranche B2 8.500%, due 10/10/2014 (a)	12,348,165	10,032,884	1.51%

		13,772,576

TOTAL TERM LOANS (Cost $525,823,321)		$560,910,314

SHORT TERM INVESTMENTS - 2.33%
U.S. Treasury Bills 0.010%, due 04/29/2010	15,500,000	15,492,125	2.33%

TOTAL SHORT TERM INVESTMENTS (Cost $15,492,125)		$15,492,125

REPURCHASE AGREEMENTS - 2.37%
Bank of America Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $12,100,013 on 01/04/2010, collateralized by $11,576,000 U.S.Treasury Notes, 4.125% due 05/15/2015 (valued at $12,341,984, including interest)	12,100,000	$12,100,000	1.82%
OTHER SECURITIES		3,662,000	0.55%

TOTAL REPURCHASE AGREEMENTS (Cost $15,762,000)		$15,762,000

Total Investments (Floating Rate Income Trust) (Cost $616,706,188) - 98.45%		$655,252,192	98.45%
Other Assets and Liabilities, Net - 1.55%		10,316,359	1.55%

TOTAL NET ASSETS - 100.00%		$665,568,551	100.00%

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 1.31%
U.S. Treasury Bonds - 1.23%
5.500%, due 08/15/2028 (e)	6,900,000	7,689,187	0.82%
4.375% to 4.500%, due 8/15/2039 to 11/15/2039 (e)		3,897,283	0.41%

		11,586,470
U.S. Treasury Notes - 0.08%
1.000%, due 9/30/2011 to 10/31/2011 ***		707,563	0.08%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,658,835)		$12,294,033

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.01%
Federal Home Loan Mortgage Corp. - 0.09%		848,588	0.09%

Federal National Mortgage Association - 0.38%		3,570,522	0.38%

Government National Mortgage Association - 0.41%		3,909,411	0.41%

Small Business Administration - 0.13%		1,184,359	0.13%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,244,427)		$9,512,880

The accompanying notes are an integral part of the financial statements. 36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 36.72%
Canada - 1.20%
Province of British Columbia, Canada 4.700% to 6.350%, due 6/1/2029 to 12/1/2038		$11,256,474	1.20%

Denmark - 0.03%		249,754	0.03%

France - 8.73%
Government of France
3.000%, due 07/12/2014	10,000,000	14,627,227	1.56%
3.750%, due 10/25/2019	6,900,000	9,975,493	1.06%
4.000%, due 04/25/2014	4,400,000	6,708,406	0.72%
4.000%, due 10/25/2038	13,300,000	18,322,059	1.96%
4.250%, due 10/25/2018	6,900,000	10,463,421	1.12%
4.250%, due 04/25/2019	7,800,000	11,803,391	1.26%
3.500% to 5.500%, due 4/25/2010 to 4/25/2015		9,880,126	1.05%

		81,780,123
Germany - 5.60%
Federal Republic of Germany
3.750%, due 01/04/2019	7,200,000	10,669,810	1.14%
4.250%, due 07/04/2018	9,300,000	14,342,715	1.52%
4.250%, due 07/04/2039	5,600,000	8,210,915	0.88%
4.750%, due 07/04/2040	3,900,000	6,198,290	0.66%
4.000% to 5.500%, due 1/4/2031 to 1/4/2037		13,144,094	1.40%

		52,565,824
Greece - 1.12%
Republic of Greece
4.600%, due 05/20/2013	6,500,000	9,224,614	0.98%
4.000% to 4.300%, due 3/20/2012 to 8/20/2013		1,271,850	0.14%

		10,496,464
Italy - 4.61%
Republic of Italy
4.250%, due 10/15/2012	25,100,000	37,977,687	4.04%
5.250%, due 08/01/2011	3,500,000	5,308,486	0.57%

		43,286,173
Japan - 3.94%
Government of Japan
0.700%, due 09/20/2014	1,510,000,000	16,399,522	1.76%
1.700%, due 03/20/2017	860,000,000	9,798,312	1.04%
1.500% to 2.500%, due 12/20/2017 to 9/20/2036		10,770,955	1.14%

		36,968,789
Netherlands - 7.42%
Kingdom of Netherlands
4.000%, due 07/15/2018	12,000,000	17,923,388	1.91%
4.000%, due 07/15/2019	8,300,000	12,321,574	1.31%
4.500%, due 07/15/2017	20,000,000	31,042,951	3.31%
3.750% to 5.000%, due 7/15/2011 to 7/15/2014		$8,325,433	0.89%

		69,613,346
United Kingdom - 4.07%
Government of United Kingdom
2.250%, due 03/07/2014	6,700,000	10,629,434	1.13%
3.750%, due 09/07/2019	6,400,000	10,036,988	1.07%
4.250%, due 03/07/2036	5,600,000	8,745,280	0.93%
4.750%, due 12/07/2038	4,200,000	7,148,137	0.76%
4.500%, due 12/07/2042	1,000,000	1,643,709	0.18%

		38,203,548

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $345,094,920)		$344,420,495

CORPORATE BONDS - 44.61%
Australia - 8.01%
Bank of Scotland PLC 4.750%, due 01/13/2011	10,400,000	9,327,328	0.99%
Citigroup 4.353% to 5.500%, due 6/18/2012 to 8/20/2012 (a)		5,840,700	0.62%
Commonwealth Bank of Australia 0.704 to 0.751%, due 7/12/2013 to 6/25/2014 (a) (b)	22,800,000	22,708,845	2.43%
Commonwealth Bank of Australia 2.500% to 4.500%, due 12/10/2012 to 2/20/2014 (b)		8,994,148	0.96%
ING Bank Australia, Ltd., Series RTD 4.850%, due 06/24/2014 (a)	10,000,000	8,928,693	0.95%
ING Bank 4.390% to 5.750%, due 08/28/2013 (a)		4,029,831	0.43%
OTHER SECURITIES		15,330,417	1.63%

		75,159,962

Canada - 1.12%
Honda Canada Finance, Inc., Series E, MTN 0.621%, due 03/26/2012 (a)	10,200,000	9,341,126	1.00%
OTHER SECURITIES		1,154,067	0.12%

		10,495,193

Cayman Islands - 1.16%		10,867,748	1.16%

Denmark - 3.32%
Nykredit Realkredit A/S 5.000%, due 01/01/2010	17,700,000	25,373,834	2.71%
OTHER SECURITIES		5,776,319	0.61%

		31,150,153

France - 3.87%
Societe Financement de l'Economie Francaise 2.250%, due 06/11/2012 (b)	8,800,000	8,896,439	0.96%
Societe Financement

The accompanying notes are an integral part of the financial statements. 37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
France (continued)

2.125% to 3.375%, due 5/20/2012 to 9/22/2014 (b)		$10,443,756	1.11%
OTHER SECURITIES		16,958,121	1.80%

		36,298,316

Germany - 1.14%		10,652,249	1.14%

Jersey - 0.48%		4,480,254	0.48%

Netherlands - 2.10%
Fortis Bank Nederland Holding NV, EMTN 3.375%, due 05/19/2014	5,900,000	8,659,539	0.91%
OTHER SECURITIES		11,048,009	1.19%

		19,707,548

New Zealand - 0.46%		4,328,311	0.46%

Norway - 0.43%		4,013,088	0.43%

South Korea - 0.29%		2,735,626	0.29%

Spain - 0.15%		1,438,107	0.15%

Switzerland - 0.13%		1,233,230	0.13%

United Kingdom - 6.28%
Bank of Scotland 5.625%, due 05/23/2013	3,700,000	5,606,492	0.60%
Royal Bank of Scotland PLC 0.514 to 1.450%, due 10/20/2011 to 3/30/2012 (a) (b)	24,700,000	24,632,447	2.62%
Royal Bank of Scotland PLC, EMTN 3.750%, due 11/14/2011	4,100,000	6,081,506	0.65%
Royal Bank of Scotland 2.625%, due 05/11/2012 (b)	4,000,000	4,057,268	0.43%
OTHER SECURITIES		18,553,022	1.98%

		58,930,735

United States - 15.67%
American International Group, Inc. 8.000%, due 05/22/2038 (a)	6,700,000	5,978,961	0.65%
American International Group 4.875% to 8.250%, due 1/16/2018 to 3/15/2067		7,904,314	0.85%
Bank of America Corp., MTN 4.750%, due 05/23/2017	4,600,000	5,946,694	0.63%
Bear Stearns Companies, Inc. 7.250%, due 02/01/2018	6,800,000	7,805,400	0.84%
Citigroup, Inc. 6.000 to 6.125%, due 8/15/2017 to 5/15/2018	13,100,000	13,128,570	1.40%
Citigroup 0.663% to 5.500%, due 1/16/2012 to 5/31/2017 (a)		$7,616,239	0.83%
Goldman Sachs 0.701% to 1.172%, due 2/2/2015 to 3/22/2016 (a)		5,410,714	0.58%
Merrill Lynch 0.984%, due 01/31/2014 (a)	1,000,000	1,329,880	0.14%
OTHER SECURITIES		91,822,317	9.75%

		146,943,089

TOTAL CORPORATE BONDS (Cost $423,594,049)		$418,433,609

CONVERTIBLE BONDS - 0.02%
United States - 0.02%		147,000	0.02%

TOTAL CONVERTIBLE BONDS (Cost $120,086)		$147,000

MUNICIPAL BONDS - 0.91%
California - 0.57%		5,214,559	0.57%

Illinois - 0.02%		233,215	0.02%

Iowa - 0.04%		404,016	0.04%

New York - 0.06%		590,267	0.06%

Ohio - 0.22%		2,035,692	0.22%

Puerto Rico - 0.00%		45,128	0.00%

TOTAL MUNICIPAL BONDS (Cost $10,490,051)		$8,522,877

COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.73%
Australia - 1.32%		12,395,319	1.32%

Ireland - 0.31%		2,942,067	0.31%

Italy - 0.36%		3,379,544	0.36%

Netherlands - 0.24%		2,233,469	0.24%

Spain - 0.09%		860,684	0.09%

United Kingdom - 0.27%		2,519,494	0.27%

United States - 8.14%
Bear Stearns 2.181% to 5.727%, due 8/25/2033 to 9/25/2036 (a)		13,992,557	1.49%
Citigroup 2.510% to 5.322%, due 8/25/2035 to 12/11/2049 (a)		7,159,740	0.77%

The accompanying notes are an integral part of the financial statements. 38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Merrill Lynch 0.441% to 5.957%, due 2/25/2033 to 8/12/2049 (a)		$13,857,215	1.49%
OTHER SECURITIES		41,336,066	4.39%

		76,345,578

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $122,058,539)		$100,676,155

ASSET BACKED SECURITIES - 2.23%
Canada - 0.41%		3,834,629	0.41%

Ireland - 0.31%		2,938,295	0.31%

Netherlands - 0.09%		877,814	0.09%

United States - 1.42%		13,290,971	1.42%

TOTAL ASSET BACKED SECURITIES (Cost $21,170,133)		$20,941,709

SUPRANATIONAL OBLIGATIONS - 0.10%
Australia - 0.10%		897,355	0.10%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $877,439)		$897,355

PREFERRED STOCKS - 0.40%

United States - 0.40%		3,780,053	0.40%

TOTAL PREFERRED STOCKS (Cost $4,915,480)		$3,780,053

TERM LOANS - 0.73%
Australia - 0.28%		2,609,392	0.28%

United States - 0.45%		4,245,668	0.45%

TOTAL TERM LOANS (Cost $7,091,437)		$6,855,060

SHORT TERM INVESTMENTS - 1.10%
U.S. Treasury Bills 0.074 to 0.119%, due 03/18/2010 ***		4,374,624	0.47%
OTHER SECURITIES		5,930,316	0.63%

TOTAL SHORT TERM INVESTMENTS (Cost $10,304,755)		$10,304,940

REPURCHASE AGREEMENTS - 1.24%
Goldman Sachs Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $10,900,012 on 01/04/2010, collateralized by $11,170,000 Federal National Mortgage Association, 3.00% due 12/31/2014 (valued at $11,141,740, including interest)	10,900,000	$10,900,000	1.16%
OTHER SECURITIES		772,000	0.08%

TOTAL REPURCHASE AGREEMENTS (Cost $11,672,000)		$11,672,000

Total Investments (Global Bond Trust) (Cost $979,292,151) - 101.11%		$948,458,166	101.11%
Other Assets and Liabilities, Net - (1.11%)		(10,480,828)	(1.11% )

TOTAL NET ASSETS - 100.00%		$937,977,338	100.00%

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 52.71%
Basic Materials - 6.21%
American Pacific Corp. 9.000%, due 02/01/2015	9,050,000	8,495,687	1.49%
CII Carbon LLC 11.125%, due 11/15/2015 (b)	19,435,000	19,556,469	3.42%
Sappi Papier Holding AG 7.500%, due 06/15/2032 (b)	4,910,000	3,093,300	0.54%
OTHER SECURITIES		4,361,391	0.76%

		35,506,847
Communications - 17.40%
Canadian Satellite Radio Holdings, Inc. 12.750%, due 02/15/2014	5,082,000	3,201,660	0.56%
Canadian Satellite Radio Holdings 0.180% to 12.750%, due 9/10/2014 to 2/14/2016 (a)		1,626,420	0.28%
Charter Communications Holdings II LLC 13.500%, due 11/30/2016 (b)	15,901,951	18,565,528	3.25%
Charter Communications, Inc. 10.875%, due 09/15/2014 (b)	2,820,000	3,158,400	0.55%
Clear Channel Communications, Inc. 11.000%, due 08/01/2016	8,835,000	6,548,944	1.15%
R.H. Donnelley 6.875% to 8.875%, due 1/15/2013 to 10/15/2017 ^		2,269,031	0.41%
Sirius XM Radio, Inc. 7.000%, due 12/01/2014	19,235,000	15,556,306	2.72%

The accompanying notes are an integral part of the financial statements. 39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Communications (continued)
Sirius XM Radio, Inc. 13.000%, due 08/01/2014	22,590,000	$24,538,387	4.29%
Sirius XM Radio, Inc. 9.625%, due 08/01/2013	3,280,000	3,263,600	0.57%
Vertis, Inc., Series A 18.500%, due 10/01/2012	3,986,088	3,069,288	0.54%
XM Satellite Radio, Inc. 11.250%, due 06/15/2013 (b)	7,000,000	7,525,000	1.32%
OTHER SECURITIES		10,111,607	1.76%

		99,434,171
Consumer, Cyclical - 21.77%
Allison Transmission, Inc. 11.000%, due 11/01/2015 (b)	7,905,000	8,300,250	1.45%
Allison Transmission, Inc., PIK 11.250%, due 11/01/2015 (b)	18,636,500	19,475,143	3.41%
AMR Corp., MTN, Series B 10.400%, due 03/10/2011	4,500,000	4,016,250	0.70%
Continental Airlines, Inc. 5.000%, due 06/15/2023	9,900,000	10,667,250	1.87%
Exide Technologies, Series B 10.500%, due 03/15/2013	11,915,000	12,063,937	2.11%
Gol Finance 8.750%, due 12/31/2049 (b)	3,870,000	3,096,000	0.54%
Greektown Holdings 10.750%, due 12/01/2013 ^ (b)	8,419,000	1,273,374	0.22%
Majestic Star Casino LLC 9.500%, due 10/15/2010 ^	15,844,000	10,397,625	1.82%
Majestic Star Casino 9.750%, due 01/15/2011 ^	4,870,000	493,088	0.09%
Mashantucket Western Pequot Tribe 8.500%, due 11/15/2015 ^ (b)	12,740,000	3,121,300	0.55%
MTR Gaming Group, Inc. 12.625%, due 07/15/2014 (b)	8,545,000	8,224,563	1.44%
MTR Gaming Group, Inc., Series B 9.000%, due 06/01/2012	13,719,000	10,838,010	1.90%
Tenneco Automotive, Inc. 8.625%, due 11/15/2014	2,910,000	2,935,462	0.51%
Travelport LLC 9.875%, due 09/01/2014	4,415,000	4,558,487	0.80%
US Airways Group, Inc. 7.250%, due 05/15/2014	3,650,000	4,708,500	0.82%
US Airways Group, Inc. 7.000%, due 09/30/2020	6,275,000	5,773,000	1.01%
OTHER SECURITIES		14,465,706	2.53%

		124,407,945
Consumer, Non-cyclical - 0.40%		2,309,597	0.40%
Diversified - 0.13%		$710,719	0.13%

Energy - 0.16%		898,567	0.16%

Financial - 0.90%

Ford Motor 7.500%, due 08/01/2012	1,225,000	1,235,361	0.22%
iStar Financial 10.000%, due 06/15/2014 (b)	1,911,000	1,662,570	0.29%
OTHER SECURITIES		2,260,213	0.39%

		5,158,144
Industrial - 2.44%
Smurfit-Stone Container Enterprises, Inc. 8.000%, due 03/15/2017 ^	11,520,000	10,152,000	1.78%
OTHER SECURITIES		3,764,437	0.66%

		13,916,437
Utilities - 3.30%
Texas Competitive Electric Holdings Company LLC, PIK 10.500%, due 11/01/2016	6,426,225	4,530,489	0.79%
Texas Competitive Electric Holdings Company LLC, Series A 10.250%, due 11/01/2015	17,685,000	14,324,850	2.51%

		18,855,339

TOTAL CORPORATE BONDS (Cost $351,661,640)		$301,197,766

CONVERTIBLE BONDS - 5.67%
Consumer, Cyclical - 5.46%
UAL Corp. 4.500%, due 06/30/2021	33,398,000	29,640,725	5.19%
OTHER SECURITIES		1,545,690	0.27%

		31,186,415

Financial - 0.21%		1,173,900	0.21%

TOTAL CONVERTIBLE BONDS (Cost $31,331,988)		$32,360,315

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.95%
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2 2.738%, due 08/19/2045	81,456,299	3,003,701	0.53%
OTHER SECURITIES		2,404,220	0.42%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,146,056)		$5,407,921

ASSET BACKED SECURITIES - 2.35%
DB Master Finance LLC, Series 2006-1, Class-M1 8.285%, due 06/20/2031 (b)	10,845,000	9,163,591	1.60%

The accompanying notes are an integral part of the financial statements. 40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1 7.629%, due 04/27/2037 (b)	5,465,000	4,262,700	0.75%

TOTAL ASSET BACKED SECURITIES (Cost $13,076,451)		$13,426,291

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 11.89%
Basic Materials - 0.00%		$33,111	0.00%

Communications - 4.31%
Canadian Satellite Radio Holdings, Inc. *	452,601	566,914	0.10%
Canadian Satellite Radio Holdings, Series A *	295,247	369,817	0.07%
Charter Communications, Inc., Class A *	381,648	13,548,504	2.37%
Comcast Corp., Class A	200,159	3,204,546	0.56%
Sirius XM Radio, Inc. *	4,473,205	2,683,923	0.47%
SuperMedia, Inc. *	15,627	554,759	0.10%
OTHER SECURITIES		3,698,137	0.64%

		24,626,600
Consumer, Cyclical - 7.09%
Delta Air Lines, Inc. *	2,256,763	25,681,963	4.50%
Ford Motor Company *	596,000	5,960,000	1.04%
Lear Corp. *	95,752	6,476,665	1.13%
UAL Corp. *	49,000	632,590	0.11%
OTHER SECURITIES		1,769,348	0.31%

		40,520,566

Consumer, Non-cyclical - 0.08%		465,921	0.08%

Energy - 0.36%		2,033,907	0.36%

Financial - 0.05%		263,230	0.05%

Industrial - 0.00%		0	0.00%

TOTAL COMMON STOCKS (Cost $101,011,165)		$67,943,335

PREFERRED STOCKS - 6.31%
Communications - 1.39%

Charter Communications, Inc., Series A, 15.00%	345,896	7,955,609	1.39%

Consumer, Cyclical - 2.89%
Continental Airlines Finance Trust II, 6.00%	546,898	13,057,190	2.29%
Lear Corp., Series A *	53,727	3,438,528	0.60%

		16,495,718
Financial - 2.03%		11,614,917	2.03%
iStar Financial, Inc., Series E, 7.875% ..	381,900	2,730,585	0.48%
iStar Financial, Inc., Series F, 7.80% ...	257,166	1,841,308	0.32%
iStar Financial, Inc., Series G, 7.65% ...	109,058	761,225	0.13%
iStar Financial, Inc., Series I, 7.50%	244,180	1,689,726	0.29%
OTHER SECURITIES		4,592,073	0.81%

		11,614,917
Industrial - 0.00%		$193	0.00%

TOTAL PREFERRED STOCKS (Cost $29,481,920)		$36,066,437

TERM LOANS - 13.09%
Basic Materials - 0.08%		460,700	0.08%

Communications - 3.29%
Clear Channel Communications, Inc. 3.673%, due 01/28/2016 (a)	4,240,000	3,455,600	0.60%
Idearc, Inc. 4.250%, due 11/17/2014 (a)	18,325,822	9,475,971	1.66%
R.H. Donnelley Corp. 6.750%, due 06/30/2010 ^	5,611,050	5,117,277	0.90%
OTHER SECURITIES		741,619	0.13%

		18,790,467

Consumer, Cyclical - 9.33%
Delta Air Lines, Inc. 3.534%, due 04/30/2014 (a)	9,235,832	7,642,651	1.34%
Greektown Holdings LLC 0.00%, due 09/30/2010 ^ (a) (f)	4,080,809	4,080,809	0.71%
Greektown Holdings LLC 1.000%, due 12/03/2012 ^ (a)	15,043,335	15,381,810	2.69%
Greektown Holdings LLC 0.548%, due 12/02/2010 ^ (a)	6,783,994	6,936,634	1.21%
Greektown Holdings 0.00% to 1.000%, due 9/30/2010 to 12/3/2012 ^ (a) (c) (f)		4,260,359	0.74%
Lear 9.500%, due 10/15/2014 (a)	2,711,929	2,722,098	0.48%
US Airways Group, Inc. 2.781%, due 03/23/2014 (a)	15,370,556	10,336,699	1.81%
OTHER SECURITIES		1,962,685	0.35%

		53,323,745

Financial - 0.39%		2,205,484	0.39%
Industrial - 0.00%		25,133	0.00%

TOTAL TERM LOANS (Cost $65,778,966)		$74,805,529

WARRANTS - 0.22%
Basic Materials - 0.00%		22,335	0.00%

The accompanying notes are an integral part of the financial statements. 41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Communications - 0.04%
Charter Communications, Inc. (Expiration Date 11/30/2014, Strike Price: USD 46.86) *	39,877	199,385	0.04%
OTHER SECURITIES		0	0.00%

		199,385

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
WARRANTS (continued)
Consumer, Cyclical - 0.15%
Lear Corp. (Expiration Date 11/09/2014 *	13,361	$844,415	0.15%

Consumer, Non-cyclical - 0.03%		202,450	0.03%

TOTAL WARRANTS (Cost $1,762,174)		$1,268,585

OPTIONS - 0.36%
Call Options - 0.36%
Delta Air Lines, Inc.
Expiration 01/16/2010 at $7.50 *	50,000	200,000	0.03%
Expiration 01/16/2010 at $10.00 *	50,000	70,000	0.01%
Expiration 01/16/2010 at $5.00 *	250,000	1,600,000	0.28%
OTHER SECURITIES		204,587	0.04%

		2,074,587

TOTAL OPTIONS (Cost $4,618,178)		$2,074,587

Securities Lending Collateral - 0.00%		186	0.00%

TOTAL Securities Lending Collateral (Cost $186)		$186

REPURCHASE AGREEMENTS - 4.89%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $27,955,000 on 01/04/2010, collateralized by $760,000 Federal Home Loan Bank, 1.32% due 03/10/2012 (valued at $758,100, including interest) and $25,975,000 Federal Home Loan Mortgage Corp., 4.875% due 06/13/2018 (valued at $27,759,610, including interest)	27,955,000	27,955,000	4.89%

TOTAL REPURCHASE AGREEMENTS (Cost $27,955,000)		$27,955,000

Total Investments (High Income Trust) (Cost $640,823,724) - 98.44%		$562,505,952	98.44%
Other Assets and Liabilities, Net - 1.56%		8,907,925	1.56%

TOTAL NET ASSETS - 100.00%		$571,413,877	100.00%

High Yield Trust

FOREIGN GOVERNMENT OBLIGATIONS - 3.44%
Argentina - 0.26%		$4,906,822	0.26%

Brazil - 1.06%
Federative Republic of Brazil 10.000%, due 01/01/2012	31,945,000	18,660,999	0.99%
10.000%, due 1/1/2010 to 7/1/2010		1,314,413	0.07%

		19,975,412

Indonesia - 0.32%		6,040,219	0.32%

Panama - 0.17%		3,258,500	0.17%

Peru - 0.14%		2,580,590	0.14%

Russia - 0.11%		2,191,017	0.11%

Turkey - 0.92%
Republic of Turkey 6.875%, due 03/17/2036	13,115,000	13,344,513	0.71%
OTHER SECURITIES		3,948,920	0.21%

		17,293,433

Venezuela - 0.46%		8,733,802	0.46%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $65,561,535)		$64,979,795

CORPORATE BONDS - 86.56%
Basic Materials - 7.01%
Abitibi-Consolidated Company of Canada 13.750%, due 04/01/2011 ^ (b)	8,770,343	8,781,306	0.47%
Appleton Papers, Inc. 11.250%, due 12/15/2015 (b)	15,712,000	13,355,200	0.71%
NewPage Corp. 11.375%, due 12/31/2014 (b)	10,170,000	10,271,700	0.54%
OTHER SECURITIES		99,718,870	5.29%

		132,127,076
Communications - 15.42%
Affinion Group, Inc. 11.500%, due 10/15/2015	9,210,000	9,647,475	0.51%
Affinion Group 10.125%, due 10/15/2013		13,256,805	0.70%
Axtel SAB de CV 7.625%, due 02/01/2017 (b)	9,120,000	8,937,600	0.47%
CC Holdings GS V LLC 7.750%, due 05/01/2017 (b)	10,316,000	10,986,540	0.58%
Charter Communications, Inc. 10.875%, due 09/15/2014 (b)	17,180,000	19,241,600	1.02%
Charter Communications 13.500%, due 11/30/2016 (b)	2,951,397	3,445,756	0.18%

The accompanying notes are an integral part of the financial statements. 42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Communications (continued)
DISH DBS Corp. 7.875%, due 09/01/2019	13,770,000	$14,441,287	0.77%
Intelsat Jackson Holdings, Ltd. 11.500%, due 06/15/2016	24,055,000	25,979,400	1.38%
Level 3 Financing, Inc. 12.250%, due 03/15/2013	8,745,000	9,269,700	0.49%
Nordic Telephone Company Holdings 8.875%, due 05/01/2016 (b)	8,495,000	8,983,463	0.48%
Sprint Capital Corp. 8.750%, due 03/15/2032	34,975,000	32,963,937	1.75%
Sprint 7.625% to 8.375%, due 1/30/2011 to 3/15/2012		9,066,037	0.48%
True Move Company, Ltd. 10.750%, due 12/16/2013 (b)	22,544,000	21,754,960	1.15%
True Move 10.375% to 10.750%, due 12/16/2013 to 8/1/2014 (b)		3,554,400	0.19%
Wind Acquisition Holdings Finance SpA 11.750%, due 07/15/2017 (b)	8,290,000	9,056,825	0.48%
OTHER SECURITIES		90,261,007	4.79%

		290,846,792
Consumer, Cyclical - 13.46%
DAE Aviation Holdings, Inc. 11.250%, due 08/01/2015 (b)	19,795,000	16,726,775	0.89%
Delta Air Lines, Inc., Series 01-1 7.711%, due 03/18/2013	8,775,000	8,643,375	0.46%
El Pollo Loco, Inc. 11.750%, due 11/15/2013	13,065,000	11,889,150	0.63%
Harrahs Operating Escrow LLC 11.250%, due 06/01/2017 (b)	11,110,000	11,623,838	0.62%
MGM Mirage, Inc. 8.375%, due 02/01/2011	10,359,000	9,815,153	0.52%
MGM Mirage 6.625% to 11.375%, due 9/15/2010 to 3/1/2018 (b)		9,364,737	0.50%
Neiman Marcus Group, Inc., PIK 9.000%, due 10/15/2015	11,446,293	11,188,751	0.59%
Norcraft Companies LP 9.000%, due 11/01/2011	9,120,000	9,131,400	0.48%
OTHER SECURITIES		165,500,854	8.77%

		253,884,033
Consumer, Non-cyclical - 11.21%
CRC Health Corp. 10.750%, due 02/01/2016	17,635,000	14,813,400	0.79%
HCA, Inc., PIK 9.625%, due 11/15/2016	19,450,000	21,054,625	1.12%
HCA 6.250% to 7.875%, due 2/15/2013 to 11/6/2033 (b)		$11,170,336	0.59%
Tenet Healthcare Corp. 10.000%, due 05/01/2018 (b)	12,072,000	13,520,640	0.72%
Tenet Healthcare 8.875% to 9.000%, due 5/1/2015 to 7/1/2019 (b)		7,061,040	0.37%
U.S. Oncology Holdings, Inc., PIK 6.428%, due 03/15/2012	15,192,000	14,204,520	0.75%
US Oncology 9.125%, due 08/15/2017	8,120,000	8,526,000	0.45%
OTHER SECURITIES		121,019,500	6.42%

		211,370,061

Diversified - 0.65%		12,215,244	0.65%

Energy - 12.06%
Belden & Blake Corp. 8.750%, due 07/15/2012	16,501,000	15,428,435	0.82%
Chesapeake Energy Corp. 7.250%, due 12/15/2018	9,876,000	9,950,070	0.53%
Corral Finans AB, PIK 1.784%, due 04/15/2010 (a) (b)	15,389,807	13,321,423	0.71%
Dynegy Holdings, Inc. 7.750%, due 06/01/2019	22,445,000	19,471,037	1.03%
International Coal Group, Inc. 10.250%, due 07/15/2014	10,875,000	10,453,594	0.55%
SandRidge Energy, Inc., PIK 8.625%, due 04/01/2015	13,560,000	13,560,000	0.72%
OTHER SECURITIES		145,301,269	7.70%

		227,485,828
Financial - 13.88%
CIT Group, Inc. 7.000%, due 05/01/2017	10,357,090	8,984,776	0.48%
CIT Group 7.000%, due 5/1/2013 to 5/1/2016		4,752,424	0.25%
Ford Motor Credit Company LLC 7.500%, due 08/01/2012	11,995,000	12,096,454	0.64%
Ford Motor Credit Company LLC 12.000%, due 05/15/2015	29,075,000	33,716,184	1.79%
GMAC LLC 8.000%, due 11/01/2031	20,485,000	18,436,500	0.98%
GMAC 8.000%, due 12/31/2018	1,142,000	1,004,960	0.05%
Hawker Beechcraft Acquisition Company LLC, PIK 8.875%, due 04/01/2015	21,094,841	12,867,853	0.68%

The accompanying notes are an integral part of the financial statements. 43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)

JPMorgan Chase & Company, Series 1 7.90% until 04/30/2018 then variable%, due 04/29/2049 (a)	9,605,000	$9,907,173	0.52%
Realogy Corp. 10.500%, due 04/15/2014	17,150,000	14,834,750	0.79%
Realogy 11.000%, due 04/15/2014	817,669	674,577	0.04%
Vanguard Health Holding Company I LLC 11.250%, due 10/01/2015	8,570,000	9,019,925	0.48%
OTHER SECURITIES		135,563,342	7.18%

		261,858,918

Government - 0.19%		3,555,938	0.19%

Industrial - 5.88%

Associated Materials, Inc. 11.25%%, due 03/01/2014	14,640,000	14,127,600	0.75%
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375%, due 05/01/2012	9,815,000	10,183,062	0.54%
Metals USA, Inc. 11.125%, due 12/01/2015	14,326,000	14,487,168	0.77%
RailAmerica, Inc. 9.250%, due 07/01/2017	8,820,000	9,382,275	0.50%
OTHER SECURITIES		62,754,360	3.32%

		110,934,465
Technology - 0.84%		15,814,706	0.84%
Utilities - 5.96%
Energy Future Holdings Corp., PIK 11.250%, due 11/01/2017	59,191,194	41,877,770	2.22%
Energy Future Holdings 10.875%, due 11/01/2017	10,010,000	8,183,175	0.43%
Texas Competitive Electric Holdings Company LLC, Series A 10.250%, due 11/01/2015	11,850,000	9,598,500	0.51%
OTHER SECURITIES		52,793,542	2.80%

		112,452,987

TOTAL CORPORATE BONDS (Cost $1,594,128,578)		$1,632,546,048

DEFAULTED BONDS BEYOND MATURITY DATES - 0.23% Argentina - 0.23%		4,291,597	0.23%

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $2,943,708)		$4,291,597

COMMON STOCKS - 1.15%
Basic Materials - 0.24%		4,560,512	0.24%
Communications - 0.74%
Charter Communications, Inc., Class A *	388,812	$13,802,826	0.73%
OTHER SECURITIES		172,393	0.01%

		13,975,219
Energy - 0.05%		972,750	0.05%
Financial - 0.10%		1,817,732	0.10%
CIT Group, Inc. * (g)	65,836	1,817,732	0.10%
Industrial - 0.02%		417,410	0.02%
Utilities - 0.00%		2,656	0.00%

TOTAL COMMON STOCKS (Cost $30,525,093)		$21,746,279

PREFERRED STOCKS - 1.54%
Communications - 0.00%		19,345	0.00%
Financial - 1.54%
Bank of America Corp., Series L, 7.25%	11,220	9,862,380	0.52%
GMAC, Inc., 7.00% (b)	4,957	3,267,282	0.17%
OTHER SECURITIES		15,987,667	0.85%

		29,117,329

TOTAL PREFERRED STOCKS (Cost $25,753,634)		$29,136,674

TERM LOANS - 4.37%
Basic Materials - 0.57%		10,707,824	0.57%
Communications - 0.50%		9,481,676	0.50%
Consumer, Cyclical - 1.31%
Ford Motor 3.240%, due 11/29/2013 (a)	2,465,200	2,274,147	0.12%
OTHER SECURITIES		22,490,430	1.19%

		24,764,577
Consumer, Non-cyclical - 0.61%		11,409,103	0.61%
Energy - 0.64%		12,107,910	0.64%
Financial - 0.66%
CIT Group 13.000%, due 01/18/2012 (a)	4,000,000	4,142,500	0.22%
Realogy 13.500%, due 10/15/2017 (a)	5,000,000	5,283,335	0.28%
OTHER SECURITIES		2,955,761	0.16%

		12,381,596

The accompanying notes are an integral part of the financial statements. 44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS (continued)
Industrial - 0.01%		$157,757	0.01%
Utilities - 0.07%		1,342,032	0.07%

TOTAL TERM LOANS (Cost $81,457,247)		$82,352,475

WARRANTS - 0.02%
Communications - 0.00%		27,912	0.00%

Consumer, Cyclical - 0.00%		0	0.00%

Energy - 0.00%		0	0.00%

Financial - 0.00%		1,565	0.00%

Government - 0.01%		91,690	0.01%

Industrial - 0.01%		187,278	0.01%

TOTAL WARRANTS (Cost $317,187)		$308,445

Securities Lending Collateral - 0.08%		1,464,895	0.08%
John Hancock Collateral Investment Trust, 0.1387% (h) (i)	146,350	1,464,895	0.08%

TOTAL Securities Lending Collateral
(Cost $1,464,900)		$1,464,895

REPURCHASE AGREEMENTS - 0.67%
Morgan Stanley Tri-Party Repurchase Agreement dated 12/31/2009 at 0.005% to be repurchased at 11,800,007 on 01/04/2010, collateralized by $11,935,000 Federal Home Loan Bank, 0.93%due 04/01/2010 (valued at $12,035,970, including interest)	11,800,000	11,800,000	0.62%
OTHER SECURITIES		866,000	0.05%

TOTAL REPURCHASE AGREEMENTS
(Cost $12,666,000)		$12,666,000

Total Investments (High Yield Trust) (Cost $1,814,817,882) - 98.06%		$1,849,492,208	98.06%
Other Assets and Liabilities, Net - 1.94%		36,615,089	1.94%

TOTAL NET ASSETS - 100.00%		$1,886,107,297	100.00%

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 46.65%
Basic Materials - 0.76%		$3,574,339	0.76%

Communications - 5.42%
Charter Communications Holdings II LLC 13.500%, due 11/30/2016 (b)	4,766,957	5,565,422	1.19%
EchoStar DBS Corp. 7.750%, due 05/31/2015	5,000,000	5,237,500	1.12%
OTHER SECURITIES		14,645,521	3.11%

		25,448,443
Consumer, Cyclical - 2.60%
Dollar General Corp. 10.625%, due 07/15/2015	2,917,000	3,230,578	0.69%
Dollar General 11.875%, due 07/15/2017	1,718,000	1,984,290	0.42%
OTHER SECURITIES		6,991,828	1.49%

		12,206,696
Consumer, Non-cyclical - 9.40%
Community Health Systems, Inc. 8.875%, due 07/15/2015	3,500,000	3,622,500	0.77%
HCA, Inc. 9.250%, due 11/15/2016	4,000,000	4,295,000	0.92%
HCA 6.500% to 8.500%, due 2/15/2016 to 2/15/2020 (b)		6,866,250	1.46%
Hertz Corp. 8.875%, due 01/01/2014	4,000,000	4,090,000	0.87%
Hertz 10.500%, due 01/01/2016	1,395,000	1,489,162	0.32%
Tenet Healthcare Corp. 9.000%, due 05/01/2015 (b)	3,250,000	3,510,000	0.75%
Tenet Healthcare Corp. 10.000%, due 05/01/2018 (b)	3,250,000	3,640,000	0.78%
Tenet Healthcare Corp. 9.250%, due 02/01/2015	3,500,000	3,727,500	0.79%
Tenet Healthcare 7.375%, due 02/01/2013	1,000,000	1,002,500	0.21%
OTHER SECURITIES		11,886,960	2.53%

		44,129,872
Energy - 10.27%
Chesapeake Energy Corp. 7.250%, due 12/15/2018	4,500,000	4,533,750	0.97%
Chesapeake Energy 6.500% to 9.500%, due 2/15/2015 to 11/15/2020		5,495,000	1.17%
Dynegy Holdings, Inc. 8.375%, due 05/01/2016	4,000,000	3,800,000	0.81%
Dynegy Holdings 7.500% to 7.750%, due 6/1/2015 to 6/1/2019		2,008,200	0.42%

The accompanying notes are an integral part of the financial statements. 45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Energy (continued)
PetroHawk Energy Corp. 7.875%, due 06/01/2015 (b)	4,000,000	$4,040,000	0.86%
PetroHawk Energy 10.500%, due 08/01/2014	1,600,000	1,748,000	0.37%
OTHER SECURITIES		26,571,477	5.67%

		48,196,427
Financial - 10.84%
Bank of America 8.125% until 05/15/2018 then variable%, due 12/29/2049	1,500,000	1,444,110	0.31%
Ford Motor Credit Company LLC 12.000%, due 05/15/2015	3,000,000	3,478,884	0.74%
Ford Motor 3.034% to 9.750%, due 9/15/2010 to 6/1/2014 (a)		10,374,918	2.21%
GMAC LLC 7.750%, due 01/19/2010 (b)	4,210,000	4,210,000	0.90%
JPMorgan Chase & Company, Series 1 7.90% until 04/30/2018 then variable%, due 04/29/2049 (a)	7,500,000	7,735,950	1.65%
Liberty Mutual Group, Inc. 10.750%, due 06/15/2058 (b)	5,000,000	5,300,000	1.13%
Wells Fargo Capital XV 9.75% until 09/26/2013 then variable%, due 12/29/2049	4,800,000	5,136,000	1.09%
Wells Fargo 7.70% until 03/26/2013 then variable%, due 12/29/2049	900,000	873,000	0.19%
OTHER SECURITIES		12,293,945	2.62%

		50,846,807
Industrial - 1.90%		8,932,445	1.90%
Technology - 1.21%
First Data
9.875%, due 09/24/2015	2,500,000	2,331,250	0.50%
OTHER SECURITIES		3,356,875	0.71%

		5,688,125
Utilities - 4.25%
Energy Future Holdings Corp., PIK 11.250%, due 11/01/2017	4,606,760	3,259,283	0.70%
Texas Competitive Electric Holdings Company LLC,
Series A 10.250%, due 11/01/2015	7,500,000	6,075,000	1.29%
Texas Competitive Electric Holdings 10.250% to 10.500%, due 11/1/2015 to 11/1/2016		$1,978,086	0.43%
OTHER SECURITIES		8,622,688	1.83%

		19,935,057

TOTAL CORPORATE BONDS (Cost $214,832,999)		$218,958,211

CONVERTIBLE BONDS - 2.06%
Financial - 1.90%
Goldman Sachs 9.000% to 12.500%, due 4/1/2010 to 8/20/2010		5,701,561	1.21%
OTHER SECURITIES		3,193,210	0.69%

		8,894,771
Technology - 0.16%		769,275	0.16%

TOTAL CONVERTIBLE BONDS (Cost $15,590,116)		$9,664,046

COMMON STOCKS - 33.21%
Basic Materials - 1.21%
Newmont Mining Corp.	110,000	5,204,100	1.11%
OTHER SECURITIES		496,188	0.10%

		5,700,288
Communications - 2.77%
AT&T, Inc.	175,000	4,905,250	1.05%
Charter Communications, Inc., Class A *	62,371	2,214,170	0.47%
OTHER SECURITIES		5,864,151	1.25%

		12,983,571
Consumer, Cyclical - 0.31%		1,451,100	0.31%
Consumer, Non-cyclical - 3.04%
Merck & Company, Inc.	220,000	8,038,800	1.71%
OTHER SECURITIES		6,214,052	1.33%

		14,252,852
Energy - 4.76%
Canadian Oil Sands Trust	210,000	6,005,737	1.28%
ConocoPhillips Company	100,000	5,107,000	1.09%
Exxon Mobil Corp.	120,000	8,182,800	1.74%
Spectra Energy Corp.	145,000	2,973,950	0.63%
OTHER SECURITIES		84,374	0.02%

		22,353,861

Financial - 5.97%
Bank of America Corp.	400,000	6,024,000	1.28%
Capital One Financial Corp.	132,000	5,060,880	1.08%
Citigroup, Inc.	919,306	3,042,903	0.65%
JPMorgan Chase & Company	85,000	3,541,950	0.75%

The accompanying notes are an integral part of the financial statements. 46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financial (continued)
Wells Fargo & Company	174,800	$4,717,852	1.01%
OTHER SECURITIES		5,621,696	1.20%

		28,009,281
Technology - 1.44%
Intel Corp.	150,000	3,060,000	0.65%
OTHER SECURITIES		3,705,000	0.79%

		6,765,000
Utilities - 13.71%
Ameren Corp.	125,000	3,493,750	0.74%

American Electric Power Company, Inc.	120,100	4,178,279	0.89%
Consolidated Edison, Inc.	80,000	3,634,400	0.77%
Dominion Resources, Inc.	100,000	3,892,000	0.83%
Duke Energy Corp.	300,000	5,163,000	1.10%
PG&E Corp. (g)	150,000	6,697,500	1.43%
Progress Energy, Inc.	100,000	4,101,000	0.87%
Public Service Enterprise Group, Inc. ...	150,000	4,987,500	1.06%
Sempra Energy	60,800	3,403,585	0.73%
Southern Company	150,000	4,998,000	1.07%
Teco Energy, Inc. (g)	200,000	3,244,000	0.69%
Xcel Energy, Inc.	200,000	4,244,000	0.90%
OTHER SECURITIES		12,305,392	2.63%

		64,342,406

TOTAL COMMON STOCKS (Cost $170,346,787)		$155,858,359

PREFERRED STOCKS - 4.19%
Consumer, Cyclical - 0.10%		480,250	0.10%

Consumer, Non-cyclical - 0.32%		1,510,500	0.32%

Energy - 0.61%		2,840,895	0.61%

Financial - 3.05%
Bank of America Corp., Series L, 7.25%	5,350	4,702,650	1.00%
Citigroup, Inc., 7.50%	18,300	1,909,422	0.41%
GMAC, Inc., 7.00% (b)	1,341	883,887	0.19%
Wells Fargo & Company, Series L, 7.50%	4,100	3,763,800	0.80%
OTHER SECURITIES		3,058,609	0.65%

		14,318,368
Utilities - 0.11%		521,500	0.11%

TOTAL PREFERRED STOCKS (Cost $29,982,172)		$19,671,513

TERM LOANS - 4.00%
Communications - 1.12%

Clear Channel Communications, Term Loan B 3.884%, due 11/13/2015 (a)	5,500,000	$4,482,500	0.96%
OTHER SECURITIES		753,564	0.16%

		5,236,064

Consumer, Cyclical - 0.56%		2,646,143	0.56%

Consumer, Non-cyclical - 0.49%		2,299,748	0.49%

Technology - 1.32%
First Data
3.036%, due 09/24/2014 (a)		3,473,952	0.74%
OTHER SECURITIES		2,728,310	0.58%

		6,202,262
Utilities - 0.51%

Texas Competitive Electric Holdings 3.732%, due 10/10/2014 (a)	2,949,899	2,396,793	0.51%

TOTAL TERM LOANS (Cost $23,744,110)		$18,781,010

WARRANTS - 0.02%
Communications - 0.02%
Charter Communications, Inc.
(Expiration Date 11/30/2014, Strike Price: USD 46.86) *	22,772	113,860	0.02%

TOTAL WARRANTS (Cost $91,088)		$113,860

Securities Lending Collateral - 1.97%
John Hancock Collateral Investment Trust, 0.1387% (h) (i)	923,601	9,244,783	1.97%

TOTAL Securities Lending Collateral (Cost $9,245,418)		$9,244,783

SHORT TERM INVESTMENTS - 3.11%
Federal Home Loan Bank Discount Notes 0.112%, due 01/04/2010	14,600,000	14,599,999	3.11%

TOTAL SHORT TERM
INVESTMENTS (Cost $14,599,999)		$14,599,999

The accompanying notes are an integral part of the financial statements. 47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 6.88%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $32,278,000 on 01/04/2010, collateralized by $1,150,000 Federal National Mortgage Association, 5.00% due 05/25/2024 (valued at $1,125,563, including interest) and $31,880,000 Federal Home Loan Bank, 1.625% due 06/15/2012 (valued at $31,800,300, including interest)	32,278,000	$32,278,000	6.88%

TOTAL REPURCHASE AGREEMENTS (Cost $32,278,000)		$32,278,000

Total Investments (Income Trust) (Cost $510,710,689) - 102.09%		$479,169,781	102.09%
Other Assets and Liabilities, Net - (2.09%)		(9,818,190)	(2.09%)

TOTAL NET ASSETS - 100.00%		$469,351,591	100.00%

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 25.38%
U.S. Treasury Bonds - 25.14%
5.375%, due 02/15/2031	3,000,000	3,315,000	0.77%
7.250%, due 08/15/2022	7,000,000	9,068,283	2.10%
7.500%, due 11/15/2016	6,975,000	8,790,132	2.04%
7.875%, due 02/15/2021	19,256,000	25,881,258	6.00%
8.125%, due 08/15/2019 ***	8,000,000	10,767,504	2.50%
8.125%, due 08/15/2021	8,477,000	11,626,731	2.70%
8.750%, due 05/15/2017	3,000,000	4,054,923	0.94%
8.750%, due 08/15/2020	20,150,000	28,505,962	6.61%
8.875%, due 08/15/2017	4,000,000	5,452,500	1.26%
4.375%, due 11/15/2039	1,000,000	957,188	0.22%

		108,419,481
U.S. Treasury Notes - 0.24%
3.125%, due 08/31/2013	1,000,000	1,039,141	0.24%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $104,243,414)		$109,458,622

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.94%
Federal Home Loan Mortgage Corp. - 1.74%
4.750%, due 11/17/2015	5,000,000	5,409,840	1.26%
5.000%, due 12/01/2034	1,849,559	1,903,095	0.44%
6.500% to 7.500%, due 6/1/2010 to 8/1/2034		$174,955	0.04%

	7,487,890
Federal National Mortgage Association - 2.74%
4.918%, due 02/01/2013	1,627,938	1,707,650	0.40%
5.375%, due 07/15/2016	4,000,000	4,453,448	1.03%
4.664% to 7.000%, due
10/1/2011 to 2/1/2036		5,640,707	1.31%

		11,801,805

Government National Mortgage Association - 0.35%		1,509,521	0.35%

Housing & Urban Development - 0.11%		493,568	0.11%

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $21,369,762)		$21,292,784

FOREIGN GOVERNMENT OBLIGATIONS - 1.34%
Brazil - 1.15%
Federative Republic of Brazil
5.875%, due 01/15/2019	1,725,000	1,837,125	0.43%
10.000%, due 01/01/2017	5,500,000	2,871,723	0.66%
7.125%, due 01/20/2037	215,000	246,713	0.06%

		4,955,561

Qatar - 0.19%		802,000	0.19%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,834,534)		$5,757,561

CORPORATE BONDS - 51.91%
Basic Materials - 1.88%		8,111,465	1.88%

Communications - 8.56%
Comcast Corp. 6.550%, due 07/01/2039	1,750,000	1,834,644	0.43%
Time Warner, Inc. 7.700%, due 05/01/2032	1,298,000	1,524,287	0.35%
Time Warner Cable, Inc. 5.850%, due 05/01/2017	1,895,000	1,991,027	0.46%
OTHER SECURITIES		31,556,537	7.32%

		36,906,495

Consumer, Cyclical - 1.81%		7,788,666	1.81%

Consumer, Non-cyclical - 6.61%
Erac USA Finance Company 8.000%, due 01/15/2011 (b)	1,816,000	1,904,089	0.44%

The accompanying notes are an integral part of the financial statements. 48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer, Non-cyclical (continued)
Philip Morris International, Inc.
5.650%, due 05/16/2018	1,800,000	$1,892,844	0.44%
OTHER SECURITIES		24,695,617	5.73%

		28,492,550
Energy - 3.61%
Kinder Morgan Energy Partners LP
6.850%, due 02/15/2020	1,295,000	1,436,512	0.33%
NGPL PipeCo LLC
6.514%, due 12/15/2012 (b)	1,850,000	2,010,737	0.47%
OTHER SECURITIES		12,143,544	2.81%

		15,590,793
Financial - 21.98%
Bank of America Corp.
5.420%, due 03/15/2017	1,700,000	1,678,073	0.39%
Bank of America Corp.
4.375%, due 12/01/2010	1,514,000	1,562,990	0.36%
Bank of America
5.750%, due 12/01/2017	200,000	204,804	0.05%
Bear Stearns
5.350% to 6.950%, due 2/1/2012 to 10/2/2017		1,227,198	0.28%
Citigroup, Inc.
5.500%, due 08/27/2012	1,525,000	1,594,032	0.37%
Citigroup
4.875% to 8.300%, due 8/19/2013 to 12/21/2057		2,405,775	0.55%
First Union National Bank
7.800%, due 08/18/2010	1,500,000	1,565,208	0.36%
General Electric Capital Corp.
6.750%, due 03/15/2032	1,641,000	1,673,106	0.39%
General Electric Capital Corp., MTN, Series G
2.000%, due 09/28/2012	4,015,000	4,020,195	0.93%
General Electric
3.750% to 6.125%, due 2/22/2011 to 11/14/2014		3,051,560	0.71%
Goldman Sachs Group, Inc.
6.750%, due 10/01/2037	2,030,000	2,086,611	0.48%
Goldman Sachs
5.450% to 7.500%, due 1/15/2011 to 2/15/2019		3,845,393	0.89%
JPMorgan Chase
3.700% to 6.000%, due 10/1/2012 to 3/15/2035		3,979,332	0.92%
Liberty Mutual Insurance Company
7.697%, due 10/15/2097 (b)	2,000,000	1,712,056	0.40%
Merrill Lynch & Company, Inc.
6.400%, due 08/28/2017	1,800,000	1,894,280	0.44%
Morgan Stanley
4.200% to 6.750%, due 4/15/2011 to 4/1/2018		$5,002,496	1.17%
NBD Bancorp
8.250%, due 11/01/2024	1,730,000	1,989,697	0.46%
Prudential Financial
4.750% to 5.150%, due 1/15/2013 to 9/17/2015		1,822,577	0.42%
Realty Income Corp.
6.750%, due 08/15/2019	1,515,000	1,483,511	0.34%
Sun Canada Financial Company
7.250%, due 12/15/2015 (b)	1,471,000	1,465,369	0.34%
US Bancorp
7.500%, due 06/01/2026	1,624,000	1,761,969	0.41%
Wells Fargo & Company
4.950%, due 10/16/2013	2,410,000	2,522,423	0.58%
OTHER SECURITIES		46,252,886	10.74%

		94,801,541
Industrial - 0.86%
General Electric
5.250%, due 12/06/2017	1,125,000	1,149,598	0.27%
OTHER SECURITIES		2,562,469	0.59%

		3,712,067

Technology - 0.73%		3,132,169	0.73%

Utilities - 5.87%
NSTAR
8.000%, due 02/15/2010	1,730,000	1,743,781	0.40%
Union Electric Company
6.400%, due 06/15/2017	1,930,000	2,078,363	0.48%
OTHER SECURITIES		21,510,153	4.99%

		25,332,297

TOTAL CORPORATE BONDS (Cost $216,155,466)		$223,868,043

CONVERTIBLE BONDS - 0.02%
Communications - 0.01%		41,375	0.01%

Consumer, Non-cyclical - 0.01%		36,075	0.01%

TOTAL CONVERTIBLE BONDS (Cost $73,696)		$77,450

MUNICIPAL BONDS - 2.39%
California - 0.59%		2,576,499	0.59%

Florida - 0.23%		987,761	0.23%

Illinois - 0.22%		958,523	0.22%

Indiana - 0.03%		126,942	0.03%

The accompanying notes are an integral part of the financial statements. 49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS (continued)
Maryland - 0.13%		$567,464	0.13%

Massachusetts - 0.21%		890,424	0.21%

Missouri - 0.22%		962,485	0.22%

New Jersey - 0.26%		1,101,324	0.26%

New York - 0.20%		851,319	0.20%

Texas - 0.30%		1,293,579	0.30%

TOTAL MUNICIPAL BONDS (Cost $10,232,845)		$10,316,320

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.76%

Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4 6.186%, due 06/11/2035	2,594,203	2,717,032	0.63%

Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4 4.680%, due 08/13/2039 (a)	2,594,203	2,598,206	0.60%

Bear Stearns 4.871% to 5.742%, due 9/11/2042 to 10/12/2042 (a)		2,600,912	0.60%
Citigroup
5.322%, due 12/11/2049	1,425,000	1,236,588	0.29%
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467%, due 09/15/2039	2,500,000	2,141,307	0.50%
Federal Home Loan Mortgage
4.000%, due 11/15/2019	864,735	869,940	0.20%
General Electric
5.743%, due 05/12/2035 (a) (b)	570,725	560,321	0.13%
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553%, due 04/10/2038 (a)	2,500,000	2,280,034	0.53%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481%, due 12/12/2044 (a)	1,500,000	1,444,820	0.33%
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954%, due 09/15/2030	1,500,000	1,453,508	0.34%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.656%, due 05/12/2039 (a)	2,000,000	1,954,572	0.45%
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447%, due 02/12/2044 (a)	2,095,000	1,835,933	0.43%
Morgan Stanley 5.980% to 6.390%, due 6/15/2011 to 1/15/2039		968,514	0.22%
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493%, due 02/11/2036	2,594,203	$2,616,489	0.61%
OTHER SECURITIES		3,887,675	0.90%

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $29,683,289)		$29,165,851

ASSET BACKED SECURITIES - 0.69%

TOTAL ASSET BACKED SECURITIES
(Cost $2,992,504)		$2,974,341

COMMON STOCKS - 0.00%
Financial - 0.00%		13,373	0.00%

Technology - 0.00%		3,717	0.00%

TOTAL COMMON STOCKS
(Cost $13,115)		$17,090

PREFERRED STOCKS - 0.02%
Financial - 0.02%		85,212	0.02%

TOTAL PREFERRED STOCKS
(Cost $70,772)		$85,212

REPURCHASE AGREEMENTS - 4.03%

Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $17,400,019 on 01/04/2010, collateralized by $20,971,356 Federal National Mortgage Association, 5.086% due 12/01/2039 (valued at $17,748,001, including interest)	17,400,000	17,400,000	4.03%

TOTAL REPURCHASE AGREEMENTS
(Cost $17,400,000)		$17,400,000

Total Investments (Investment Quality Bond Trust) (Cost $407,069,397) - 97.48%		$420,413,274	97.48%
Other Assets and Liabilities, Net - 2.52%		10,878,567	2.52%

TOTAL NET ASSETS - 100.00%		$431,291,841	100.00%

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 13.77%
U.S. Treasury Bills - 13.77%
0.240%, due 08/26/2010	225,000,000	224,610,760	4.88%
0.295%, due 11/18/2010	200,000,000	199,520,729	4.33%

The accompanying notes are an integral part of the financial statements. 50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bills - 13.77% (continued)
0.320%, due 09/23/2010	75,000,000	$74,823,333	1.63%
zero coupon, due 07/15/2010	100,000,000	99,818,542	2.17%
0.160%, due 06/10/2010	35,000,000	34,975,111	0.76%

		633,748,475

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $633,748,475)		$633,748,475
U.S. GOVERNMENT AGENCY OBLIGATIONS
- 32.89%
Federal Home Loan Bank - 14.70%
0.400%, due 12/27/2010	100,000,000	100,000,000	2.17%
0.510%, due 11/01/2010	130,000,000	129,999,987	2.82%
0.590%, due 02/02/2010	150,000,000	150,000,000	3.26%
0.700%, due 05/13/2010	80,000,000	80,000,463	1.74%
0.750%, due 08/04/2010	80,000,000	80,000,000	1.74%
0.800%, due 04/30/2010	125,000,000	125,000,000	2.71%
zero coupon, due 03/03/2010	11,950,000	11,949,392	0.26%

		676,949,842
Federal Home Loan Mortgage Corp. - 12.54%
0.327%, due 03/09/2011	200,000,000	200,027,625	4.34%
0.350%, due 04/01/2011	150,000,000	150,059,087	3.26%
4.125%, due 07/12/2010	80,000,000	81,500,695	1.77%
zero coupon, due 06/01/2010	41,970,000	41,943,594	0.91%
zero coupon, due 1/26/2010 to 3/8/2010		103,665,479	2.26%

		577,196,480

Federal National Mortgage Association - 5.65%
0.740%, due 08/11/2010	150,000,000	150,000,000	3.26%
zero coupon, due 05/03/2010	80,000,000	79,799,317	1.73%
zero coupon, due 01/19/2010	30,314,000	30,312,636	0.66%

		260,111,953

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $1,514,258,275)		$1,514,258,275

SUPRANATIONAL OBLIGATIONS - 1.98%
Government - 1.98%
International Bank for Reconstruction &
Development
zero coupon, due 02/18/2010	75,000,000	74,993,000	1.63%
IBRD
zero coupon, due 03/01/2010	16,164,000	16,162,146	0.35%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $91,155,146)		$91,155,146

COMMERCIAL PAPER - 51.98%
Consumer, Non-cyclical - 0.88%		40,897,839	0.88%

Financial - 51.10%
American Honda Finance Corp.
0.140%, due 02/02/2010	41,500,000	41,494,836	0.90%
Bank of America Corp.
0.581%, due 04/30/2012 (a)	75,000,000	$75,000,000	1.63%
Bank of America Corp.
1.077%, due 12/02/2011 (a)	35,925,000	36,591,510	0.79%
Bank of Montreal
0.160%, due 01/14/2010	50,000,000	49,997,111	1.09%
Bank of Montreal
0.160%, due 01/11/2010	50,000,000	49,997,778	1.09%
Barclays Bank PLC
0.581%, due 02/26/2010	100,000,000	100,000,000	2.17%
BNP Paribas Financial, Inc.
0.220%, due 02/22/2010	75,000,000	75,002,165	1.63%
BTM Capital Corp.
0.330%, due 01/11/2010 (b)	50,000,000	49,995,417	1.09%
BTM Capital
0.340% to 0.370%, due 1/5/2010 to 1/20/2010 (b)		49,993,884	1.08%
CAFCO LLC
0.200%, due 02/23/2010 (b)	35,000,000	34,989,694	0.76%
CAFCO LLC
0.260%, due 01/07/2010 (b)	50,000,000	49,997,833	1.09%
CAFCO LLC
0.240%, due 01/19/2010 (b)	60,000,000	59,992,800	1.30%
Citigroup Funding, Inc.
0.681%, due 04/30/2012 (a)	75,000,000	75,000,000	1.63%
Citigroup Funding, Inc.
0.611%, due 04/30/2012 (a)	130,420,000	130,768,704	2.84%
General Electric Capital Corp.
0.454%, due 03/12/2012 (a)	100,000,000	100,000,000	2.17%
General Electric Capital Corp.
1.187%, due 12/09/2011 (a)	223,315,000	227,631,600	4.94%
General Electric
0.505%, due 12/07/2012 (a)	20,000,000	20,080,313	0.44%
The Goldman Sachs Group, Inc.
0.110%, due 01/11/2010	35,000,000	34,998,930	0.76%
Govco LLC
0.210%, due 02/23/2010 (b)	40,000,000	39,987,633	0.87%
Govco LLC
0.260%, due 01/05/2010 (b)	75,000,000	74,997,833	1.63%
Govco LLC
0.250%, due 01/19/2010 (b)	70,000,000	69,991,250	1.52%
JPMorgan Chase Company
0.501%, due 12/26/2012 (a)	64,000,000	64,147,409	1.39%
Jupiter Securitization Company LLC
0.160%, due 01/15/2010 (b)	64,500,000	64,495,987	1.40%
Jupiter Securitzation
0.160%, due 01/14/2010 (b)	20,000,000	19,998,844	0.43%

The accompanying notes are an integral part of the financial statements. 51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER (continued)
Financial (continued)
Morgan Stanley
0.454%, due 03/13/2012 (a)	75,000,000	$75,000,000	1.63%
Morgan Stanley
1.106%, due 12/01/2011 (a)	64,975,000	66,148,143	1.44%
Royal Bank of Canada
0.649%, due 06/23/2011	100,000,000	100,000,000	2.17%
Royal Bank of Canada
1.034%, due 04/11/2011	75,000,000	75,730,847	1.65%
Societe Generale North America
0.145%, due 01/05/2010	40,000,000	39,999,356	0.87%
Societe Generale North America
0.220%, due 01/06/2010	40,000,000	39,998,778	0.87%
Societe Generale North America
0.200%, due 01/07/2010	35,000,000	34,998,833	0.76%
Societe Generale North America
0.210%, due 01/25/2010	40,000,000	39,994,400	0.87%
Societe Generale
0.230% to 0.260%, due 1/12/2010 to 1/22/2010		44,995,604	0.98%
Toronto Dominion Holding
0.330%, due 05/19/2010	50,000,000	50,021,047	1.09%
Toronto Dominion
0.250%, due 01/11/2010 (b)	30,000,000	29,997,917	0.65%
UBS Finance Delaware LLC
0.460%, due 01/06/2010	35,000,000	34,997,764	0.76%
UBS Finance Delaware LLC
0.105%, due 02/17/2010	40,000,000	39,994,517	0.87%
UBS
0.280% to 0.330%, due 1/15/2010 to 1/28/2010		44,993,000	0.98%
Wells Fargo & Company
0.474%, due 06/15/2012 (a)	40,000,000	40,000,000	0.87%

		2,352,021,737

TOTAL COMMERCIAL PAPER (Cost $2,392,919,576)		$2,392,919,576

Total Investments (Money Market Trust)
(Cost $4,632,081,472) - 100.62%		$4,632,081,472	100.62%
Other Assets and Liabilities, Net - (0.62%)		(28,638,100)	(0.62% )

TOTAL NET ASSETS - 100.00%		$4,603,443,372	100.00%

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 17.20%
U.S. Treasury Bills - 17.20%
0.245%, due 08/26/2010	36,160,000	$36,095,852	5.45%
0.260%, due 11/18/2010	30,000,000	29,927,329	4.52%
0.320%, due 09/23/2010	28,000,000	27,934,044	4.22%
zero coupon, due 07/15/2010	20,000,000	19,963,708	3.01%

		113,920,933

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $113,920,933)		$113,920,933

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.54%
Federal Home Loan Bank - 18.41%
0.510%, due 11/01/2010	20,000,000	19,999,998	3.02%
0.590%, due 02/02/2010	30,000,000	30,000,000	4.53%
0.700%, due 05/13/2010	20,000,000	20,000,116	3.02%
0.750%, due 08/04/2010	27,000,000	27,000,000	4.07%
0.800%, due 04/30/2010	25,000,000	25,000,000	3.77%

		122,000,114
Federal Home Loan Mortgage Corp. - 6.10%
0.350%, due 04/01/2011	20,000,000	20,007,878	3.02%
4.125%, due 07/12/2010	20,000,000	20,375,174	3.08%

		40,383,052
Federal National Mortgage Association - 11.03%
0.280%, due 01/04/2010	30,000,000	29,999,300	4.53%
0.620%, due 10/22/2010	13,000,000	13,046,657	1.97%
0.740%, due 08/11/2010	30,000,000	30,000,000	4.53%

		73,045,957

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $235,429,123)		$235,429,123

COMMERCIAL PAPER - 47.75%
Financial - 47.75%
Bank of America Corp.
0.581%, due 04/30/2012 (a)	15,000,000	15,000,000	2.26%
Bank of America Corp.
1.077%, due 12/02/2011 (a)	6,075,000	6,187,708	0.93%
Bank of Montreal
0.020%, due 01/07/2010	11,194,000	11,193,963	1.69%
Barclays Bank PLC
0.581%, due 02/26/2010	25,000,000	25,000,000	3.77%
BNP Paribas Financial, Inc.
0.220%, due 02/22/2010	15,000,000	15,000,433	2.27%
BTM Capital Corp
0.280%, due 01/04/2010	10,000,000	9,999,767	1.51%
BTM Capital Corp.
0.370%, due 01/05/2010 (b)	20,000,000	19,999,178	3.02%
Citigroup Funding, Inc.
0.681%, due 04/30/2012 (a)	15,000,000	15,000,000	2.26%
Citigroup Funding, Inc.
0.611%, due 04/30/2012 (a)	28,800,000	28,885,439	4.36%

The accompanying notes are an integral part of the financial statements. 52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER (continued)
Financial (continued)
General Electric Capital Corp.
0.505%, due 12/07/2012 (a)	5,000,000	$5,020,078	0.76%
General Electric Capital Corp.
1.187%, due 12/09/2011 (a)	50,015,000	50,973,908	7.70%
Govco LLC
0.200%, due 03/05/2010	15,000,000	14,994,750	2.26%
Govco LLC
0.240%, due 02/04/2010	15,000,000	14,996,600	2.26%
JPMorgan Chase Company
0.501%, due 12/26/2012 (a)	11,000,000	11,025,336	1.66%
Morgan Stanley
1.106%, due 12/01/2011 (a)	14,220,000	14,474,602	2.19%
Royal Bank of Canada
0.649%, due 06/23/2011	25,000,000	25,000,000	3.77%
Royal Bank of Canada
1.034%, due 04/11/2011	3,600,000	3,635,081	0.55%
Societe Generale North America
0.230%, due 03/24/2010	11,000,000	10,994,237	1.66%
Societe Generale North America
0.210%, due 03/15/2010	19,000,000	18,991,909	2.87%

		316,372,989

TOTAL COMMERCIAL PAPER (Cost $316,372,989)		$316,372,989

Total Investments (Money Market Trust B) (Cost $665,723,045) - 100.49%		$665,723,045	100.49%
Other Assets and Liabilities, Net - (0.49%)		(3,245,411)	(0.49% )

TOTAL NET ASSETS - 100.00%		$662,477,634	100.00%

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 79.66%
Treasury Inflation Protected Securities (k) - 79.66%

1.625%, due 01/15/2015 (e)	32,380,227	33,675,436	8.45%
1.875%, due 07/15/2013 (e)	9,064,517	9,546,777	2.40%
1.875%, due 07/15/2015	18,893,120	19,907,152	5.00%
2.000%, due 01/15/2014 ***	6,522,304	6,897,336	1.73%
2.000%, due 07/15/2014 (e)	22,480,220	23,814,983	5.98%
2.000%, due 01/15/2016	13,396,422	14,146,836	3.55%
2.000%, due 01/15/2026 (e)	13,396,422	13,453,986	3.38%
2.125%, due 01/15/2019	13,592,475	14,414,398	3.62%
2.375%, due 04/15/2011	6,534,540	6,727,512	1.69%
2.375%, due 01/15/2017	11,040,879	11,925,011	2.99%
2.375%, due 01/15/2025 *** (e)	25,922,878	$27,352,680	6.86%
2.500%, due 07/15/2016	13,594,207	14,803,874	3.71%
2.500%, due 01/15/2029	5,134,935	5,507,618	1.38%
3.000%, due 07/15/2012	9,453,528	10,164,017	2.55%
3.375%, due 01/15/2012	7,426,262	7,942,617	1.99%
3.375%, due 04/15/2032	12,909,316	15,959,142	4.00%
3.625%, due 04/15/2028 (e)	28,202,798	34,859,109	8.75%
3.875%, due 04/15/2029 (e)	21,570,938	27,757,418	6.96%
4.250%, due 01/15/2010	12,848,500	12,863,558	3.23%
0.625% to 2.000%, due 4/15/2012 to 1/15/2028		5,766,600	1.44%

		317,486,060

TOTAL U.S. TREASURY OBLIGATIONS (Cost $313,325,431)		$317,486,060

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.74%
Federal Home Loan Mortgage Corp. - 0.25%
0.141%, due 02/01/2011 (a)	983,000	982,302	0.25%
Federal National Mortgage Association - 0.49%		1,968,532	0.49%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,889,305)		$2,950,834

CORPORATE BONDS - 31.33%
Basic Materials - 0.47%		1,880,089	0.47%

Communications - 1.97%
EchoStar DBS Corp.
7.000%, due 10/01/2013	3,800,000	3,909,250	0.98%
Telefonica Emisiones SAU
0.609%, due 02/04/2013 (a)	4,000,000	3,937,792	0.99%

		7,847,042
Consumer, Cyclical - 1.78%
Marriott International, Inc.
6.375%, due 06/15/2017	5,000,000	5,128,705	1.29%
OTHER SECURITIES		1,977,500	0.49%

		7,106,205

Consumer, Non-cyclical - 0.90%		3,583,163	0.90%

Energy - 0.11%		418,000	0.11%

Financial - 25.55%
American International Group, Inc., MTN 5.850%, due 01/16/2018	4,100,000	3,364,169	0.84%
American International Group 0.394% to 8.625%, due 10/18/2011 to 5/22/2038 (a)		2,871,046	0.72%

The accompanying notes are an integral part of the financial statements. 53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)
Commonwealth Bank of Australia 0.704%, due 07/12/2013 (a) (b)	19,900,000	$19,831,962	4.98%

Commonwealth Bank of Australia 0.751%, due 06/25/2014 (a) (b)	5,300,000	5,277,152	1.32%

Countrywide Financial Corp, Series MTN 0.715%, due 05/07/2012 (a)	6,405,000	6,256,084	1.57%

General Electric 0.253%, due 09/21/2012 (a)	2,700,000	2,700,221	0.68%

Merna Reinsurance, Ltd., Series A 0.901%, due 07/07/2010 (a)	4,200,000	4,120,200	1.03%

Metropolitan Life Global Funding I 2.157%, due 06/10/2011 (a) (b)	10,100,000	10,301,879	2.59%

National Australia Bank, Ltd. 0.725%, due 02/08/2010 (a) (b)	4,800,000	4,800,485	1.21%

Societe Financement de l’Economie Francaise 0.484%, due 07/16/2012 (a) (b)	14,400,000	14,472,000	3.63%
OTHER SECURITIES		27,821,577	6.98%
		101,816,775

Industrial - 0.55%		2,205,856	0.55%

TOTAL CORPORATE BONDS (Cost $124,703,858)		$124,857,130

MUNICIPAL BONDS - 0.36% California - 0.01%		59,712	0.01%
Rhode Island - 0.12%		468,604	0.12%
West Virginia - 0.23%		903,577	0.23%

TOTAL MUNICIPAL BONDS (Cost $1,563,609)		$1,431,893

COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.60%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 21A1 3.562%, due 01/25/2035 (a)	5,792,189	5,052,109	1.27%
Bear Stearns 0.391% to 5.672%, due 5/25/2033 to 1/25/2036 (a)		3,922,426	0.99%
Countrywide 0.313% to 3.755%, due 11/19/2033 to 9/20/2046 (a)		1,594,456	0.39%
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3336, Class GA 5.000%, due 05/15/2027	3,128,051	3,187,490	0.80%
Federal Home Loan Mortgage 0.633% to 5.500%, due 5/15/2016 to 2/25/2045 (a)		4,727,176	1.18%
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 1A 4.250%, due 10/25/2035 (a)	3,580,089	3,105,326	0.78%
Merrill Lynch 0.481% to 4.250%, due 10/25/2035 to 11/25/2035 (a)		$2,581,981	0.65%
Small Business Administration Participation Certificates, Series 2007-20K, Class 1 5.510%, due 11/01/2027 (a)	4,414,388	4,724,222	1.19%
Small Business Administration Participation Certs 5.902%, due 02/10/2018	901,234	984,877	0.25%
OTHER SECURITIES		8,380,479	2.10%

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $43,782,026)		$38,260,542

ASSET BACKED SECURITIES - 1.46%
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1 1.231%, due 08/25/2037 (a)	4,379,528	2,760,370	0.69%
Bear Stearns 0.281% to 0.316%, due 10/25/2036 to 12/25/2036 (a)		811,985	0.21%
General Electric 4.229%, due 12/10/2037	1,252,149	1,266,295	0.32%
OTHER SECURITIES		963,376	0.24%

TOTAL ASSET BACKED SECURITIES (Cost $7,941,180)		$5,802,026

SUPRANATIONAL OBLIGATIONS - 0.30% Government - 0.30%		1,201,880	0.30%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,199,394)		$1,201,880

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.25%
United States - 0.25%		994,500	0.25%

TOTAL DEFAULTED BONDS BEYOND
MATURITY DATES (Cost $5,100,087)		$994,500

PREFERRED STOCKS - 0.39%
Financial - 0.39%		1,553,300	0.39%

TOTAL PREFERRED STOCKS (Cost $1,600,000)		$1,553,300

TERM LOANS - 1.14%
Financial - 1.14%
DaimlerChrysler Financial Company 4.240%, due 08/03/2012 (a)	4,684,613	4,559,689	1.14%

TOTAL TERM LOANS (Cost $4,562,725)		$4,559,689

The accompanying notes are an integral part of the financial statements. 54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 2.45%
Repurchase Agreement with Barclays Bank PLC dated 12/31/2009 at 0.050% to be repurchased at $4,000,028 on 01/05/2010, collateralized by $2,939,000 U.S.Treasury Bonds, 8.125% due 08/15/2021 (valued at $4,120,570, including interest)	4,000,000	$4,000,000	1.00%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $5,774,000 on 01/04/2010, collateralized by $3,615,000 Federal Home Loan Mortgage Corp., 4.375% due 07/18/2015 (valued at $3,922,275, including interest) and $1,885,000 Federal Home Loan Mortgage Corp.,5.68% due 09/14/2017 (valued at $1,969,825, including interest)	5,774,000	5,774,000	1.45%

TOTAL REPURCHASE AGREEMENTS (Cost $9,774,000)		$9,774,000

Total Investments (Real Return Bond Trust) (Cost $516,441,615) - 127.68%		$508,871,854	127.68%
Other Assets and Liabilities, Net - (27.68%)		(110,329,912)	(27.68% )

TOTAL NET ASSETS - 100.00%		$398,541,942	100.00%

Short Term Government Income Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 25.44%
Treasury Inflation Protected Securities (k) - 2.00%
3.375%, due 01/15/2012	2,988,766	3,196,578	2.00%

U.S. Treasury Notes - 23.44%
0.875%, due 01/31/2011	7,185,000	7,207,453	4.50%
0.875%, due 05/31/2011	7,290,000	7,298,829	4.56%
1.000%, due 10/31/2011	5,420,000	5,415,122	3.38%
1.125%, due 01/15/2012	5,675,000	5,669,677	3.54%
1.375%, due 04/15/2012	5,225,000	5,229,901	3.27%
1.500%, due 12/31/2013	2,725,000	2,653,256	1.66%
1.750%, due 03/31/2014	2,625,000	2,562,656	1.60%
2.375%, due 08/31/2014	1,505,000	1,493,947	0.93%

		37,530,841

TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,875,087)		$40,727,419

U.S. GOVERNMENT AGENCY OBLIGATIONS - 69.28%
Federal Agricultural Mortgage Corp. - 6.54%
3.875%, due 08/19/2011	1,705,000	$1,761,386	1.10%
4.875%, due 01/14/2011 (b)	3,500,000	3,661,095	2.29%
5.400%, due 10/14/2011	1,344,000	1,441,814	0.90%
5.500%, due 07/15/2011 (b)	3,415,000	3,606,021	2.25%

		10,470,316
Federal Farm Credit Bank - 12.04%
1.875%, due 12/07/2012	7,700,000	7,698,368	4.81%
2.625%, due 04/17/2014	2,645,000	2,636,533	1.65%
3.000%, due 12/22/2014	1,640,000	1,615,200	1.01%
3.875%, due 10/07/2013	6,930,000	7,323,111	4.57%

		19,273,212
Federal Home Loan Bank - 15.54%
0.750%, due 10/05/2011	3,435,000	3,444,137	2.15%
1.500%, due 01/16/2013	3,995,000	3,939,122	2.46%
1.875%, due 06/20/2012	1,070,000	1,077,426	0.67%
2.000%, due 07/27/2012	6,450,000	6,462,384	4.04%
2.000%, due 10/05/2012	3,100,000	3,102,108	1.94%
3.250%, due 09/12/2014	3,175,000	3,224,914	2.01%
3.625%, due 10/18/2013	3,465,000	3,629,716	2.27%

		24,879,807
Federal Home Loan Mortgage Corp. - 5.90%
2.000%, due 11/05/2012	2,680,000	2,669,334	1.68%
2.125%, due 04/02/2012	1,000,000	1,004,082	0.63%
4.266%, due 09/01/2039 (a)	1,298,969	1,335,559	0.83%
4.500%, due 07/01/2024	1,836,136	1,890,216	1.18%
4.500%, due 07/01/2024	470,803	484,670	0.30%
4.500% TBA **	2,000,000	2,055,312	1.28%

		9,439,173
Federal National Mortgage Association - 10.98%
2.200%, due 08/27/2012	6,000,000	6,036,563	3.76%
2.625%, due 11/20/2014	3,680,000	3,651,465	2.28%
3.000%, due 10/29/2014	3,160,000	3,135,482	1.96%
4.261%, due 05/01/2034 (a)	272,892	283,804	0.18%
4.500%, due 06/01/2024	1,973,636	2,033,771	1.27%
4.500%, due 10/01/2024	2,000,001	2,060,938	1.29%
3.752% to 4.998%, due 12/1/2038 to
4/1/2048 (a)		385,064	0.24%

		17,587,087

Government National Mortgage Association -12.19%
3.500%, due 10/20/2039 (a)	3,784,278	3,805,897	2.38%
3.750%, due 10/20/2039 (a)	2,487,508	2,524,485	1.58%
4.000%, due 08/20/2039	3,503,391	3,582,389	2.24%
4.000%, due 09/20/2039 (a)	4,422,459	4,518,124	2.81%
4.000%, due 10/20/2039 (a)	994,656	1,013,992	0.63%
4.000%, due 12/20/2039 (a)	4,000,000	4,077,188	2.55%

		19,522,075

The accompanying notes are an integral part of the financial statements. 55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Short Term Government Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority - 6.09%
4.750%, due 08/01/2013	1,925,000	$2,071,652	1.29%
6.000%, due 03/15/2013	3,550,000	3,972,198	2.48%
7.140%, due 05/23/2012	3,300,000	3,710,807	2.32%

		9,754,657

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $111,552,941)		$110,926,327

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.24%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3545, Class PA 4.000%, due 06/15/2039	328,160	335,722	0.21%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3591, Class TA 4.000%, due 06/15/2039	1,432,513	1,460,168	0.91%
Government National Mortgage Association, Series 2009-102, Class MA 4.000%, due 06/16/2039	1,458,607	1,505,886	0.94%
Government National Mortgage Association, Series 2009-42, Class DA 5.000%, due 07/20/2031	3,328,995	3,489,492	2.18%

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $6,777,990)		$6,791,268

REPURCHASE AGREEMENTS - 2.03%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $3,247,000 on 01/04/2010, collateralized by $3,315,000 U.S. Treasury Bills, zero coupon due 06/24/2010 (valued at $3,312,017, including interest)	3,247,000	3,247,000	2.03%

TOTAL REPURCHASE AGREEMENTS
(Cost $3,247,000)		$3,247,000

Total Investments (Short Term Government Income Trust) (Cost $162,453,018) - 100.99%		$161,692,014	100.99%
Other Assets and Liabilities, Net - (0.99%)		(1,590,851)	(0.99% )

TOTAL NET ASSETS - 100.00%		$160,101,163	100.00%

Short-Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 5.00%
U.S. Treasury Notes - 5.00%
1.375%, due 09/15/2012	4,800,000	$4,777,498	5.00%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,569,829)		$4,777,498

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.33%
Federal Home Loan Mortgage Corp. - 0.92%		877,108	0.92%
Federal National Mortgage Association - 6.12%
5.500%, due 05/01/2038	1,525,374	1,599,261	1.67%
6.500%, due 04/01/2017	601,133	649,449	0.68%
6.500%, due 08/01/2017	911,036	985,141	1.03%
7.000%, due 07/01/2034	774,322	853,055	0.89%
3.099% to 8.000%, due 12/1/2010 to
7/1/2034 (a)		1,767,141	1.85%

		5,854,047
Government National Mortgage Association -0.29%		278,757	0.29%

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $6,907,461)		$7,009,912

CORPORATE BONDS - 26.73%
Communications - 1.06%		1,017,098	1.06%
Consumer, Cyclical - 1.05%
CVS Caremark Corp. 0.556%, due 06/01/2010 (a)	1,000,000	1,000,414	1.05%
Consumer, Non-cyclical - 2.76%
Cargill, Inc. 5.600%, due 09/15/2012 (b)	600,000	645,401	0.67%

UnitedHealth Group, Inc. 0.433%, due 06/21/2010 (a)	2,000,000	1,996,836	2.09%

		2,642,237
Energy - 2.06%
ONEOK Partners LP
5.900%, due 04/01/2012	900,000	954,047	1.00%
TransCanada PipeLines, Ltd. 4.000%, due 06/15/2013	620,000	635,158	0.67%
OTHER SECURITIES		376,661	0.39%

		1,965,866
Financial - 18.22%
Bank of America 5.750%, due 12/01/2017	500,000	512,009	0.54%
Bear Stearns 0.511%, due 01/31/2011 (a)	500,000	500,771	0.52%
Citigroup, Inc. 5.500%, due 04/11/2013	1,395,000	1,446,287	1.51%
Citigroup 5.000%, due 09/15/2014	363,000	349,941	0.37%

The accompanying notes are an integral part of the financial statements. 56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

Short-Term Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)
CNA Financial Corp.
6.000%, due 08/15/2011	1,500,000	$1,524,722	1.60%
Goldman Sachs Group, Inc.
5.500%, due 11/15/2014	950,000	1,013,983	1.06%
Goldman Sachs Group, Inc.
4.750%, due 07/15/2013	1,000,000	1,046,236	1.09%
Goldman Sachs
5.793%, due 12/29/2049 (a)	500,000	387,500	0.41%
ING Security Life Institutional Funding
4.250%, due 01/15/2010 (b)	895,000	894,168	0.94%
Lehman Brothers
5.750%, due 04/25/2011 ^	1,000,000	195,000	0.20%
PNC Funding Corp.
4.500%, due 03/10/2010	1,000,000	1,006,561	1.05%
Vita Capital III, Ltd., Series B-I
1.390%, due 01/01/2011 (a) (b)	850,000	819,910	0.86%
W.R. Berkley Corp.
5.125%, due 09/30/2010	1,300,000	1,312,958	1.37%
WEA Finance LLC
5.400%, due 10/01/2012 (b)	2,000,000	2,121,572	2.22%
Westfield Capital Corp., Ltd.
4.375%, due 11/15/2010 (b)	1,000,000	1,027,500	1.07%
Westfield
5.125%, due 11/15/2014 (b)	500,000	515,828	0.54%
OTHER SECURITIES		2,742,441	2.87%

		17,417,387
Industrial - 0.50%		477,451	0.50%

Utilities - 1.08%
Dominion Resources, Inc.
4.750%, due 12/15/2010	1,000,000	1,029,343	1.08%

TOTAL CORPORATE BONDS (Cost $26,381,318)		$25,549,796

COLLATERALIZED MORTGAGE OBLIGATIONS - 40.15%
Banc of America Commercial Mortgage, Inc., Series
2005-2, Class A4 4.783%, due 07/10/2043 (a)	1,000,000	1,011,837	1.06%
Banc of America Funding Corp., Series 2005-
H, Class 1A1 3.574%, due 11/20/2035 (a)	1,600,635	1,058,759	1.11%
Banc of America Large Loan, Series 2005-
MIB1, Class B 0.493%, due 03/15/2022 (a) (b)	850,000	670,669	0.70%
Bank of America
0.681%, due 07/10/2042	37,639,775	406,728	0.43%
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-4, Class 2A1 5.669%, due 10/25/2036 (a)	3,925,211	2,720,426	2.85%
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2005-PWR10, Class X2
0.034%, due 12/11/2040 (b)	309,561,479	$886,894	0.93%
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2006-PWR12, Class A1 5.546%, due 09/11/2038 (a)	847,257	864,124	0.90%
Bear Stearns
0.673%, due 03/15/2019 (a) (b)	1,000,000	532,195	0.56%
Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class AJFX 5.478%, due 02/05/2019 (b)	2,700,000	2,385,654	2.50%
Commercial Mortgage Pass Through Certificates,
Series 2006-FL12, Class B 0.403%, due 12/15/2020 (a) (b)	1,690,096	835,496	0.87%
Commercial Mortgage
0.232% to 0.862%, due 3/10/2039 to 5/10/2043 (b)		491,244	0.51%
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA2 0.503%, due 10/15/2021 (a) (b)	2,000,000	1,665,268	1.74%
Credit Suisse
0.393% to 0.463%, due 04/15/2021 (a) (b)		855,933	0.90%
Credit Suisse/Morgan Stanley Commercial
Mortgage Certificate, Series 2006-HC1A, Class A2 0.493%, due 05/15/2023 (a) (b)	1,000,000	868,414	0.91%
Crown Castle Towers LLC, Series 2006-1A, Class C
5.470%, due 11/15/2036 (b)	1,500,000	1,533,750	1.60%
Federal National Mortgage Association
8.000%, due 09/25/2016	134,339	146,749	0.15%
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1 3.128%, due 08/25/2034 (a)	1,395,096	1,089,809	1.14%
GE Capital Commercial Mortgage Corp, Series 2002-
2A, Class A2 4.970%, due 08/11/2036	718,135	743,767	0.78%
GE Capital Commercial Mortgage Corp., Series 2005-
C1, Class A2 4.353%, due 06/10/2048	808,982	807,988	0.84%
GMAC Commercial Mortgage Securities Inc, Series
2004-C2, Class A2 4.760%, due 08/10/2038	731,219	744,434	0.78%
Global Tower Partners Acquisition Partners LLC,
Series 2007-1A, Class AFX 5.393%, due 05/15/2037 (b)	2,000,000	1,980,000	2.07%
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB16, Class X2 0.502%, due 05/12/2045	93,914,389	1,351,766	1.41%
Lehman XS Trust, Series 2007-10H, Class 2A2
7.500%, due 07/25/2037	1,668,667	1,023,776	1.07%

The accompanying notes are an integral part of the financial statements. 57

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Short-Term Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust, Series 2006-
C6, Class XCP 0.667%, due 09/15/2039	71,751,123	$1,453,197	1.52%
Lehman Brothers
0.356%, due 09/15/2040	25,848,765	278,032	0.29%
Merrill Lynch
0.363% to 5.528%, due 6/15/2022 to 5/12/2039 (a) (b)		1,087,315	1.14%
Morgan Stanley Capital I, Series 2005-
HQ6, Class A2A 4.882%, due 08/13/2042	1,000,000	1,004,008	1.05%
Morgan Stanley
0.370% to 5.090%, due 1/14/2042 to 10/12/2052 (a) (b)		1,041,404	1.09%
Salomon Brothers Mortgage Securities VII, Series
2002-KEY2, Class A2 4.467%, due 03/18/2036	1,164,998	1,192,947	1.25%
SBA CMBS Trust, Series 2006-1A, Class A
5.314%, due 11/15/2036 (b)	2,000,000	2,045,000	2.14%
WAMU Commercial Mortgage Securities Trust,
Series 2006-SL1, Class A 5.301%, due 11/23/2043 (a) (b)	912,077	722,011	0.75%
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR17, Class A1 5.332%, due 10/25/2036 (a)	2,317,744	1,721,124	1.80%
Wells Fargo
5.250%, due 02/25/2018	498,219	496,575	0.52%
OTHER SECURITIES		2,670,994	2.79%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,550,187)		$38,388,287

ASSET BACKED SECURITIES - 6.61%
American Express Issuance Trust, Series 2008-
1, Class A
1.183%, due 12/15/2010 (a)	1,000,000	999,483	1.05%
Anthracite, Ltd., Series 2002-2A, Class B
5.488%, due 12/24/2037 (b)	1,000,000	750,000	0.78%
Anthracite
0.592% to 0.682%, due 5/24/2017 to 3/23/2019 (a) (b)		1,004,252	1.05%
Crest, Ltd., Series 2002-IGA, Class A
0.731%, due 07/28/2017 (a) (b)	1,253,730	1,128,357	1.18%
Crest
1.206% to 7.750%, due 8/31/2036 to 5/28/2038 (a) (b)		913,000	0.95%
OTHER SECURITIES		1,527,821	1.60%

TOTAL ASSET BACKED SECURITIES (Cost $18,448,723)		$6,322,913

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.92%
United States - 0.92%
Rouse Company LP
3.625%, due 03/15/2009 ^	900,000	$876,375	0.92%

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $846,393)		$876,375

REPURCHASE AGREEMENTS - 12.60%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $12,046,000 on 01/04/2010, collateralized by $12,555,000 Federal National Mortgage Association, 5.00% due 06/04/2024 (valued at $12,288,206, including interest)	12,046,000	12,046,000	12.60%

TOTAL REPURCHASE AGREEMENTS (Cost $12,046,000)		$12,046,000

Total Investments (Short-Term Bond Trust) (Cost $117,749,911) - 99.34%		$94,970,781	99.34%
Other Assets and Liabilities, Net - 0.66%		635,273	0.66%

TOTAL NET ASSETS - 100.00%		$95,606,054	100.00%

Spectrum Income Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 1.56%
Basic Materials - 0.15%		2,712,505	0.15%

Communications - 0.15%		2,840,125	0.15%

Consumer, Cyclical - 0.15%		2,671,147	0.15%

Consumer, Non-cyclical - 0.17%		3,136,588	0.17%

Energy - 0.23%		4,211,894	0.23%

Financial - 0.31%
Bank of America Corp.	44,381	668,378	0.04%
JPMorgan Chase & Company	30,650	1,277,186	0.07%
OTHER SECURITIES		3,805,819	0.20%

		5,751,383

The accompanying notes are an integral part of the financial statements. 58

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Spectrum Income Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)

Industrial - 0.20%
General Electric Company	39,700	600,661	0.03%
OTHER SECURITIES		3,112,591	0.17%

		3,713,252

Technology - 0.08%		1,412,409	0.08%

Utilities - 0.12%		2,243,374	0.12%

TOTAL COMMON STOCKS (Cost $21,626,048)		$28,692,677

PREFERRED STOCKS - 0.30%
Communications - 0.17%		3,159,700	0.17%

Consumer, Cyclical - 0.01%		205,200	0.01%

Financial - 0.12%
Federal Home Loan Mortgage Corp., Series Z * (j)	8,000	8,400	0.00%
Federal National Mortgage Association, Series S *	6,575	7,233	0.00%
OTHER SECURITIES		2,193,095	0.12%

		2,208,728

TOTAL PREFERRED STOCKS (Cost $5,473,725)		$5,573,628

TERM LOANS - 2.09%
Basic Materials - 0.11%		1,998,428	0.11%

Communications - 0.18%		3,221,555	0.18%

Consumer, Cyclical - 0.41%		7,502,555	0.41%

Consumer, Non-cyclical - 0.39%		7,245,113	0.39%

Diversified - 0.07%		1,254,688	0.07%

Energy - 0.10%		1,863,329	0.10%

Financial - 0.33%		5,991,050	0.33%

Industrial - 0.22%		4,093,747	0.22%

Technology - 0.26%		4,708,772	0.26%

Utilities - 0.02%		414,553	0.02%

TOTAL TERM LOANS (Cost $36,733,342)		$38,293,790

U.S. TREASURY OBLIGATIONS - 18.96%
Treasury Inflation Protected Securities (k) - 0.71%
0.875%, due 04/15/2010	12,677,288	$12,719,871	0.70%
1.875% to 2.000%, due 7/15/2015 to 1/15/2016		224,696	0.01%

		12,944,567
U.S. Treasury Bonds - 2.91%
2.625%, due 04/30/2016	40,425,000	39,171,178	2.14%
4.750%, due 02/15/2037	13,870,000	14,173,406	0.77%

		53,344,584
U.S. Treasury Notes - 15.33%
1.750%, due 08/15/2012 ***	89,530,000	90,110,512	4.91%
2.250%, due 05/31/2014	92,615,000	91,985,496	5.02%
2.625%, due 07/31/2014	32,315,000	32,476,575	1.77%
3.125%, due 09/30/2013	37,810,000	39,295,820	2.14%
4.000%, due 08/15/2018	25,315,000	25,854,918	1.41%
2.000%, due 09/30/2010	1,425,000	1,441,922	0.08%

		281,165,243
U.S. Treasury Strips - 0.01%
zero coupon, due 05/15/2021	220,000	133,398	0.01%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $349,069,969)		$347,587,792

U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.38%
Federal Home Loan Bank - 0.08%		1,451,723	0.08%

Federal Home Loan Mortgage Corp. - 1.49%

3.346% to 10.500%, due 10/18/2010 to 8/1/2038 (a)		27,264,527	1.49%
Federal National Mortgage Association - 15.07%
5.000%, due 09/01/2022	6,556,100	6,891,331	0.38%
5.000%, due 02/01/2036	6,206,318	6,381,114	0.35%
5.000%, due 03/01/2036	11,605,127	11,937,416	0.65%
5.000%, due 05/01/2036	5,203,390	5,349,939	0.29%
5.500%, due 01/01/2036	5,883,625	6,182,402	0.34%
5.500%, due 04/01/2036	26,611,017	27,962,356	1.53%
5.500%, due 10/01/2036	15,099,286	15,854,251	0.87%
5.500%, due 11/01/2036	23,616,349	24,797,166	1.35%
5.500%, due 09/01/2037	5,136,893	5,385,712	0.29%
6.000%, due 08/01/2036	5,339,649	5,680,261	0.31%
6.000%, due 11/01/2037	6,412,771	6,816,826	0.37%
6.000%, due 11/01/2037	14,690,047	15,585,796	0.85%
6.000%, due 09/01/2039	17,834,158	18,921,624	1.03%
6.000%, due 10/01/2039	8,339,823	8,848,357	0.48%
6.500%, due 09/01/2036	12,486,419	13,414,121	0.73%
2.503% to 7.000%, due 5/15/2011 to 10/1/2039 (a)		78,080,297	4.26%
4.500% to 5.500%, due 10/1/2023 to 7/1/2039		18,237,794	0.99%

		276,326,763

The accompanying notes are an integral part of the financial statements. 59

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Spectrum Income Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association - 8.74%
4.500%, due 07/20/2039	15,148,851	$15,164,236	0.83%
4.500%, due 10/20/2039	28,836,491	28,865,783	1.58%
4.500%, due 11/20/2039	8,874,882	8,883,896	0.49%
5.000%, due 10/20/2039	4,955,828	5,103,729	0.28%
4.000% to 12.750%, due 6/15/2010 to 12/20/2039		99,730,219	5.42%
OTHER SECURITIES		2,605,226	0.14%

		160,353,089

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $457,734,107)		$465,396,102

FOREIGN GOVERNMENT OBLIGATIONS - 3.44%
Brazil - 0.30%		5,430,911	0.30%

Canada - 0.43%
Government of Canada 3.750%, due 06/01/2019	8,230,000	7,955,758	0.43%

Germany - 0.83%
Federal Republic of Germany 3.500%, due 07/04/2019	10,470,000	15,229,154	0.83%

Italy - 0.04%		798,761	0.04%

Lithuania - 0.12%		2,092,226	0.12%

Mexico - 1.47%
Government of Mexico
8.000%, due 12/19/2013	318,015,000	25,019,189	1.36%
5.625%, due 01/15/2017		1,865,290	0.11%

		26,884,479

South Africa - 0.11%		2,085,975	0.11%

Sweden - 0.14%		2,555,559	0.14%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $62,189,985)		$63,032,823

CORPORATE BONDS - 36.87%
Basic Materials - 1.95%		35,701,434	1.95%

Communications - 6.47%

AT&T, Inc. 5.800%, due 02/15/2019	6,495,000	6,923,417	0.38%
OTHER SECURITIES		111,812,995	6.09%

		118,736,412

Consumer, Cyclical - 2.56%		46,883,206	2.56%

Consumer, Non-cyclical - 3.80%		$69,616,954	3.80%

Diversified - 0.06%		1,109,438	0.06%

Energy - 3.98%		73,061,186	3.98%

Financial - 12.52%
Bank of America Corp.
5.650%, due 05/01/2018	12,770,000	12,969,365	0.71%
Bank of America Corp.
7.375%, due 05/15/2014	4,400,000	4,992,742	0.27%
Bank of America
4.375% to 7.400%, due 12/1/2010 to 8/15/2016		1,406,643	0.07%
General Electric Capital Corp., MTN
6.000%, due 08/07/2019	6,910,000	7,172,725	0.39%
General Electric Capital Corp., Series A
3.750%, due 11/14/2014	7,500,000	7,486,905	0.41%
General Electric
4.250% to 6.000%, due 9/13/2010 to 1/14/2038		8,947,972	0.50%
Goldman Sachs Group, Inc.
7.500%, due 02/15/2019	5,730,000	6,680,051	0.36%
Goldman Sachs
3.625% to 6.875%, due 1/15/2011 to 10/1/2037		11,113,888	0.60%
JPMorgan Chase & Company
6.000%, due 01/15/2018	9,790,000	10,524,201	0.57%
JPMorgan Chase Capital XXVII, Series AA
7.000%, due 11/01/2039	5,565,000	5,612,375	0.31%
JPMorgan Chase
2.125% to 6.950%, due 12/26/2012 to 2/2/2037		3,559,985	0.19%
Morgan Stanley
7.300%, due 05/13/2019	6,200,000	6,962,166	0.38%
Morgan Stanley
4.200%, due 11/20/2014	7,120,000	7,124,970	0.39%
Morgan Stanley, MTN
6.000%, due 04/28/2015	7,035,000	7,493,837	0.41%
Morgan Stanley
4.000% to 6.625%, due 1/15/2010 to 4/1/2018		1,508,203	0.09%
Queensland Treasury Corp.
6.250%, due 06/14/2019	8,945,000	8,017,345	0.44%
Wachovia Corp.
5.750%, due 02/01/2018	8,425,000	8,792,060	0.48%
OTHER SECURITIES		109,257,449	5.95%

		229,622,882

The accompanying notes are an integral part of the financial statements. 60

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Spectrum Income Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Government - 0.02%		$363,912	0.02%

Industrial - 2.32%		42,519,422	2.32%

Technology - 0.63%		11,571,899	0.63%

Utilities - 2.56%		46,867,576	2.56%

TOTAL CORPORATE BONDS (Cost $649,200,318)		$676,054,321

CONVERTIBLE BONDS - 0.24%

Communications - 0.12%		2,115,437	0.12%

Consumer, Cyclical - 0.01%		157,813	0.01%

Energy - 0.01%		202,000	0.01%

Financial - 0.10%		1,877,698	0.10%

TOTAL CONVERTIBLE BONDS (Cost $3,551,606)		$4,352,948

MUNICIPAL BONDS - 0.30%

California - 0.08%		1,438,515	0.08%

Connecticut - 0.01%		131,407	0.01%

District of Columbia - 0.02%		400,370	0.02%

Florida - 0.02%		386,879	0.02%

Georgia - 0.03%		624,333	0.03%

Illinois - 0.02%		451,992	0.02%

Kansas - 0.01%		104,733	0.01%

Maryland - 0.03%		512,830	0.03%

New York - 0.03%		596,219	0.03%

Oregon - 0.00%		60,258	0.00%

Pennsylvania - 0.02%		290,170	0.02%

Utah - 0.02%		309,987	0.02%

West Virginia - 0.01%		252,528	0.01%

TOTAL MUNICIPAL BONDS (Cost $5,632,678)		$5,560,221

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.53%
Federal Home Loan Mortgage 0.00% to 6.500%, due 9/15/2013 to 8/15/2030 (k)		$3,549,965	0.20%
Federal National Mortgage Association 4.000% to 6.500%, due 11/25/2013 to 2/1/2032		710,444	0.04%
Goldman Sachs 5.553%, due 04/10/2038 (a)	720,000	656,650	0.04%
Government National Mortgage Association 0.00% to 6.500%, due 12/16/2019 to 10/20/2031 (a) (k)		3,190,415	0.17%
JPMorgan Chase 0.291% to 6.260%, due 3/15/2033 to 6/15/2049 (a)		2,331,915	0.12%
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4 5.156%, due 02/15/2031	5,667,500	5,486,548	0.30%
Morgan Stanley Capital I, Series 2008-T29, Class A4 6.280%, due 01/11/2018 (a)	5,222,000	5,221,054	0.28%
Morgan Stanley 5.380% to 5.980%, due 1/15/2039 to 6/11/2049 (a)		5,384,907	0.30%
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4 5.083%, due 03/15/2042 (a)	7,040,000	6,874,384	0.38%
Wachovia 5.558%, due 03/15/2045 (a)	4,468,000	4,367,139	0.24%
OTHER SECURITIES		26,977,501	1.46%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,154,901)		$64,750,922

ASSET BACKED SECURITIES - 2.58%
Bank of America 5.590%, due 11/17/2014	435,000	465,805	0.03%
Ford Credit Auto Owner Trust, Series 2009-E, Class A4 2.420%, due 11/15/2014	6,411,000	6,334,671	0.35%
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A 3.690%, due 07/15/2015	7,243,000	7,398,117	0.40%
JPMorgan Chase 5.190%, due 02/15/2014 (b)	240,000	244,809	0.01%
Wachovia 5.572%, due 10/15/2048 (a)	220,000	203,639	0.01%
OTHER SECURITIES		32,565,586	1.78%

TOTAL ASSET BACKED SECURITIES (Cost $46,761,867)		$47,212,627

The accompanying notes are an integral part of the financial statements. 61

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Spectrum Income Trust

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 0.11%		$1,923,628	0.11%

TOTAL Securities Lending Collateral (Cost $1,923,765)		$1,923,628

SHORT TERM INVESTMENTS - 3.64%
T. Rowe Price Reserve Investment Fund, 0.2628%	66,840,139	66,840,139	3.64%

TOTAL SHORT TERM INVESTMENTS (Cost $66,840,139)		$66,840,139

REPURCHASE AGREEMENTS - 0.78%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $14,232,000 on 01/04/2010, collateralized by $13,635,000 Federal Home Loan Mortgage Corp.,6.875% due 09/15/2010 (valued at $14,521,275, including interest)	14,232,000	14,232,000	0.78%

TOTAL REPURCHASE AGREEMENTS (Cost $14,232,000)		$14,232,000

Total Investments (Spectrum Income Trust) (Cost $1,784,124,450) - 99.78%		$1,829,503,618	99.78%
Other Assets and Liabilities, Net - 0.22%		4,060,144	0.22%

TOTAL NET ASSETS - 100.00%		$1,833,563,762	100.00%

Strategic Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 17.40%
Treasury Inflation Protected Securities (k) - 3.19%
2.375%, due 01/15/2025 ***	10,183,673	10,745,364	1.94%
2.500%, due 01/15/2029	4,470,415	4,794,869	0.86%
3.875%, due 04/15/2029	1,669,999	2,148,950	0.39%

		17,689,183
U.S. Treasury Bonds - 4.62%
4.375%, due 11/15/2039	9,820,000	9,399,586	1.70%
4.500%, due 08/15/2039	11,630,000	11,366,511	2.05%
3.500% to 8.750%, due 8/15/2020 to 5/15/2039		4,841,216	0.87%

		25,607,313
U.S. Treasury Notes - 9.41%
2.125%, due 11/30/2014	7,440,000	7,263,895	1.31%
2.375%, due 12/31/2014	11,940,000	11,905,493	2.15%
2.750%, due 11/30/2016	8,020,000	7,721,127	1.39%
3.375%, due 11/15/2019	23,170,000	22,286,760	4.02%
3.125% to 3.625%, due 10/31/2016 to 8/15/2019		$2,996,512	0.54%

		52,173,787
U.S. Treasury Strips - 0.18%
0.010%, due 05/15/2018	1,360,000	990,969	0.18%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $98,836,976)		$96,461,252

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.87%
Federal Home Loan Mortgage Corp. - 1.86%
3.000%, due 07/28/2014	3,990,000	4,043,905	0.73%
5.500%, due 01/01/2038	2,758,089	2,893,838	0.52%
0.189% to 5.500%, due 5/4/2011 to 11/1/2035 (a)		3,353,736	0.61%

		10,291,479
Federal National Mortgage Association - 12.13%
5.000%, due 06/01/2035	3,823,821	3,936,296	0.71%
5.000% TBA **	3,500,000	3,659,961	0.66%
5.000% TBA **	16,700,000	17,139,679	3.09%
5.500%, due 02/01/2035	10,503,755	11,045,355	1.99%
5.500%, due 04/01/2036	3,728,485	3,890,441	0.70%
5.500%, due 11/01/2036	3,275,980	3,439,779	0.62%
5.500%, due 05/01/2038	6,576,772	6,895,334	1.24%
6.000% TBA **	5,200,000	5,507,938	0.99%
6.250%, due 02/01/2011	3,160,000	3,319,801	0.60%
2.628% to 8.000%, due 8/1/2012 to 10/1/2037		8,422,809	1.53%

		67,257,393
Federal National Mortgage Association Grantor Trust - 0.16%
%, due 10/09/2019	1,620,000	879,660	0.16%
Government National Mortgage Association - 1.74%
6.000% TBA **	2,900,000	3,064,937	0.55%
6.000% TBA **	2,600,000	2,754,375	0.50%
5.000% to 7.500%, due 4/15/2022 to 4/15/2035		3,832,228	0.69%

		9,651,540
Tennessee Valley Authority - 0.12%		673,781	0.12%
The Financing Corp. - 0.86%		4,750,318	0.86%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $91,349,541)		$93,504,171

The accompanying notes are an integral part of the financial statements. 62

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 4.44%
Brazil - 2.46%
Federative Republic of Brazil
10.000%, due 01/01/2012	19,247,000	$11,243,332	2.03%
6.000% to 10.000%, due 1/1/2010 to 5/15/2015		2,384,913	0.43%

		13,628,245

Indonesia - 0.39%		2,125,932	0.39%

Italy - 0.34%		1,891,046	0.34%

Russia - 0.20%		1,126,809	0.20%

Turkey - 1.05%

Republic of Turkey
6.875%, due 03/17/2036	5,731,000	5,831,292	1.05%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $23,377,242)		$24,603,324

CORPORATE BONDS - 42.81%
Basic Materials - 1.77%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	2,560,000	2,803,200	0.51%
OTHER SECURITIES		7,028,044	1.26%

		9,831,244
Communications - 6.62%
AT&T, Inc.
5.800%, due 02/15/2019	2,460,000	2,622,264	0.47%
AT&T
5.600% to 6.550%, due 5/15/2018 to 2/15/2039		3,042,688	0.55%
OTHER SECURITIES		31,005,661	5.60%

		36,670,613
Consumer, Cyclical - 4.02%
CVS Corp.
9.350%, due 01/10/2023 (b)	3,300,000	3,215,553	0.58%
DAE Aviation Holdings, Inc.
11.250%, due 08/01/2015 (b)	3,250,000	2,746,250	0.50%
General Motors Corp.
8.375%, due 07/15/2033 ^	10,190,000	2,751,300	0.50%
OTHER SECURITIES		13,598,496	2.44%

		22,311,599
Consumer, Non-cyclical - 4.01%
HCA, Inc., PIK
9.625%, due 11/15/2016	3,920,000	4,243,400	0.77%
HCA
6.375% to 9.250%, due 11/15/2014 to 11/15/2095		3,682,845	0.67%
Tenet Healthcare Corp.
6.875%, due 11/15/2031	6,200,000	$4,960,000	0.89%
OTHER SECURITIES		9,332,163	1.68%

		22,218,408
Diversified - 0.00%		9,450	0.00%
Energy - 9.04%
El Paso Corp.
7.750%, due 01/15/2032	5,815,000	5,498,740	0.99%
El Paso
7.375% to 8.375%, due 12/15/2012 to 6/15/2032		1,789,743	0.32%
Pemex Project Funding Master Trust
6.625%, due 06/15/2035	9,623,000	9,162,549	1.65%
OTHER SECURITIES		33,645,903	6.08%

		50,096,935
Financial - 13.47%
American Express Company
8.125%, due 05/20/2019	2,410,000	2,855,997	0.52%
Bear Stearns Companies, Inc.
7.250%, due 02/01/2018	3,420,000	3,925,657	0.71%
Citigroup, Inc.
5.875%, due 05/29/2037	4,410,000	3,886,026	0.70%
Citigroup
2.125% to 6.875%, due 7/12/2012 to 3/5/2038		7,489,299	1.35%
Ford Motor Credit Company LLC
12.000%, due 05/15/2015	5,915,000	6,859,200	1.24%
Ford Motor
5.504%, due 06/15/2011 (a)	5,000	4,950	0.00%
General Electric Capital Corp.
2.125%, due 12/21/2012	4,930,000	4,934,570	0.89%
General Electric Capital Corp., MTN
6.000%, due 08/07/2019	5,090,000	5,283,527	0.95%
HSBC Finance Capital Trust IX
5.911%, due 11/30/2035	3,200,000	2,624,000	0.47%
JPMorgan Chase
6.625%, due 03/15/2012	1,925,000	2,101,449	0.38%
Merrill Lynch
5.700%, due 05/02/2017	1,600,000	1,568,275	0.28%
Morgan Stanley
4.750%, due 04/01/2014	3,110,000	3,127,873	0.56%
Morgan Stanley
0.734%, due 10/18/2016 (a)	430,000	398,308	0.07%

The accompanying notes are an integral part of the financial statements. 63

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)
Wachovia Corp.
5.250%, due 08/01/2014	3,280,000	$3,395,656	0.61%
OTHER SECURITIES		26,194,921	4.74%

		74,649,708

Industrial - 1.07%		5,911,467	1.07%

Technology - 0.00%		12,075	0.00%

Utilities - 2.81%
AES Corp.
7.750%, due 03/01/2014	4,966,000	5,040,490	0.91%
OTHER SECURITIES		10,511,839	1.90%

		15,552,329

TOTAL CORPORATE BONDS (Cost $254,315,675)		$237,263,828

MUNICIPAL BONDS - 0.11%
California - 0.11%		633,204	0.11%

TOTAL MUNICIPAL BONDS (Cost $675,514)		$633,204

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.86%
Bear Stearns
3.724% to 5.751%, due 11/25/2034 to 2/25/2036 (a)		1,587,366	0.28%
Federal National Mortgage Association
8.800% to 10.400%, due 1/25/2019 to 4/25/2019		54,690	0.01%
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5
4.695%, due 07/25/2035 (a)	6,000,000	3,683,482	0.67%
JPMorgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB15, Class A4 5.814%, due 06/12/2043 (a)	2,880,000	2,771,543	0.50%
JPMorgan Chase
4.951% to 4.959%, due 7/25/2034 to 8/25/2035 (a)		1,521,860	0.28%
Merrill Lynch
5.651% to 5.656%, due 3/25/2036 to 5/12/2039 (a)		2,130,883	0.39%
Morgan Stanley
0.551% to 3.386%, due 10/25/2034 to 6/25/2036 (a)		3,440,554	0.62%
Structured Asset
0.421% to 3.592%, due 3/25/2035 to 7/25/2046 (a)		6,560,504	1.18%
WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 1A3
5.840%, due 08/25/2046 (a)	16,200,000	9,773,721	1.76%
Washington Mutual
0.461% to 0.631%, due 4/25/2045 to 12/25/2045 (a)		$3,408,436	0.60%
OTHER SECURITIES		25,231,420	4.57%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $76,237,506)		$60,164,459

ASSET BACKED SECURITIES - 3.36%
Bear Stearns
6.000% to 6.500%, due 10/25/2036		2,643,836	0.48%
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB2, Class M1
0.751%, due 07/25/2033 (a)	4,860,250	3,437,368	0.62%
Merrill Lynch
1.731%, due 10/25/2037 (a)	4,097,802	2,488,423	0.45%
Morgan Stanley
0.381%, due 03/25/2036 (a)	1,425,584	214,675	0.04%
Structured Asset Securities Corp., Series 2007-TC1, Class A
0.531%, due 04/25/2031 (a) (b)	4,853,767	3,282,588	0.59%
Structured Asset
0.341% to 0.481%, due 2/25/2036 to 11/25/2037 (a) (b)		1,178,123	0.21%
OTHER SECURITIES		5,367,874	0.97%

TOTAL ASSET BACKED SECURITIES (Cost $33,366,617)		$18,612,887

SUPRANATIONAL OBLIGATIONS - 0.24%
Financial - 0.24%		1,347,126	0.24%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,343,281)		$1,347,126

COMMON STOCKS - 0.20%

Basic Materials - 0.06%		336,060	0.06%

Communications - 0.13%		714,153	0.13%

Energy - 0.00%		18,750	0.00%

Industrial - 0.01%		58,441	0.01%

TOTAL COMMON STOCKS (Cost $2,442,690)		$1,127,404

PREFERRED STOCKS - 0.82%
Consumer, Cyclical - 0.14%		764,163	0.14%

Financial - 0.68%		3,762,763	0.68%
Citigroup, Inc., 7.50%	3,000	313,020	0.06%
Federal Home Loan Mortgage Corp., Series V * (j)	178,375	178,375	0.03%
Federal Home Loan Mortgage Corp., Series Z * (j)	83,825	88,016	0.01%

The accompanying notes are an integral part of the financial statements. 64

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED STOCKS (continued)
Federal National Mortgage Association, Series S *	57,200	$62,920	0.01%
OTHER SECURITIES		3,120,432	0.57%

		3,762,763

TOTAL PREFERRED STOCKS (Cost $11,862,224)		$4,526,926

TERM LOANS - 2.16%
Consumer, Cyclical - 0.49%
Community Health Systems, Inc., Tranche B
2.569%, due 07/02/2014 (a)	2,850,900	2,685,389	0.49%
Consumer, Non-cyclical - 0.58%		3,234,059	0.58%
Industrial - 0.27%		1,485,634	0.27%
Technology - 0.29%		1,614,696	0.29%
Utilities - 0.53%
Calpine Corp., Tranche B
4.095%, due 03/29/2014 (a)	3,096,000	2,924,172	0.53%

TOTAL TERM LOANS (Cost $11,742,092)		$11,943,950

WARRANTS - 0.01%
Communications - 0.01%		20,964	0.01%
Consumer, Cyclical - 0.00%		0	0.00%
Energy - 0.00%		0	0.00%

Industrial - 0.00%		19,148	0.00%

TOTAL WARRANTS (Cost $34,892)		$40,112

OPTIONS - 0.05%
Put Options - 0.05%
U.S. Treasury Notes 10 Year Future Expiration 01/22/2010 at $116.50 * ..	187,000	262,969	0.05%

TOTAL OPTIONS (Cost $73,077)		$262,969

SHORT TERM INVESTMENTS - 5.29%
Federal National Mortgage Association Discount Notes
0.010%, due 04/07/2010	29,300,000	29,289,843	5.29%

TOTAL SHORT TERM INVESTMENTS (Cost $29,289,843)		$29,289,843

REPURCHASE AGREEMENTS - 0.07%

TOTAL REPURCHASE AGREEMENTS (Cost $399,000)		$399,000

Total Investments (Strategic Bond Trust) (Cost $635,346,170) - 104.69%		$580,180,455	104.69%
Other Assets and Liabilities, Net - (4.69%)		(25,966,666)	(4.69%)

TOTAL NET ASSETS - 100.00%		$554,213,789	100.00%

Strategic Income Trust

	Shares or Principal Amount	Value	% of Net Assets

U.S. TREASURY OBLIGATIONS - 1.08%
U.S. Treasury Bonds - 0.86%
8.125% to 9.250%, due 2/15/2016 to 8/15/2019 ***		4,665,913	0.86%
U.S. Treasury Notes - 0.22%
4.250%, due 08/15/2015	1,135,000	1,214,804	0.22%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,727,000)		$5,880,717

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.78%
Federal National Mortgage Association - 2.78%
5.000%, due 01/01/2023	4,970,116	5,207,944	0.95%
5.375%, due 06/12/2017	8,000,000	8,870,080	1.63%
6.000%, due 8/1/2022 to 9/1/2022		1,098,549	0.20%

		15,176,573

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,999,685)		$15,176,573

FOREIGN GOVERNMENT OBLIGATIONS - 19.66%
Brazil - 2.68%
Federative Republic of Brazil
10.250%, due 01/10/2028	25,450,000	14,618,036	2.68%

Canada - 4.03%
Ontario School Boards Financing Corp., Series 01A2
6.250%, due 10/19/2016	4,965,000	5,365,960	0.99%
Province of Ontario, GMTN
4.500%, due 03/08/2015	4,024,000	4,087,716	0.75%
6.250%, due 06/16/2015	12,802,000	9,365,112	1.72%
OTHER SECURITIES		3,116,335	0.57%

		21,935,123

Colombia - 0.02%		126,500	0.02%

The accompanying notes are an integral part of the financial statements. 65

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Income Trust

	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 19.66% (continued)
France - 1.87%
Government of France
4.750%, due 10/25/2012	5,659,000	$8,764,701	1.61%
2.500%, due 01/12/2014	1,000,000	1,441,649	0.26%

		10,206,350
Germany - 7.40%
Federal Republic of Germany
3.750%, due 01/04/2019	8,514,000	12,617,049	2.31%
4.000%, due 09/10/2010	4,095,000	6,002,823	1.10%
4.250%, due 07/04/2018	9,268,000	14,293,363	2.62%
5.000%, due 07/04/2012	2,876,000	4,467,440	0.82%
3.500%, due 04/12/2013	1,974,000	2,973,045	0.55%

		40,353,720

Mexico - 0.36%		1,938,270	0.36%

New Zealand - 0.30%		1,643,689	0.30%

Norway - 1.97%
Kingdom of Norway
4.500%, due 05/22/2019	29,702,000	5,258,605	0.97%
5.000%, due 05/15/2015	29,898,000	5,474,338	1.00%

		10,732,943
Spain - 1.03%
Kingdom of Spain
5.350%, due 10/31/2011	3,678,000	5,629,024	1.03%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $98,107,982)		$107,183,655

CORPORATE BONDS - 44.65%
Basic Materials - 3.02%
CII Carbon LLC
11.125%, due 11/15/2015 (b)	3,660,000	3,682,875	0.68%
OTHER SECURITIES		12,803,173	2.34%

		16,486,048
Communications - 11.14%
Charter Communications Holdings II LLC
13.500%, due 11/30/2016 (b)	7,170,720	8,371,816	1.54%
Charter Communications
8.750%, due 11/15/2013	1,730,000	1,775,413	0.33%
Sirius XM Radio, Inc.
13.000%, due 08/01/2014	6,965,000	7,565,759	1.39%
Sirius XM Radio, Inc.
9.625%, due 08/01/2013	6,125,000	6,094,375	1.12%
Sirius XM Radio
7.000%, due 12/01/2014	4,075,000	3,295,656	0.60%
Sprint Capital Corp.
8.750%, due 03/15/2032	3,550,000	3,345,875	0.61%
West Corp.
11.000%, due 10/15/2016	3,360,000	$3,511,200	0.64%
XM Satellite Radio, Inc.
11.250%, due 06/15/2013 (b)	3,575,000	3,843,125	0.70%
OTHER SECURITIES		22,924,833	4.21%

		60,728,052
Consumer, Cyclical - 11.53%
Allison Transmission, Inc.
11.000%, due 11/01/2015 (b)	3,440,000	3,612,000	0.66%
Allison Transmission
11.250%, due 11/01/2015 (b)	3,031,600	3,168,022	0.58%
AMC Entertainment, Inc.
8.000%, due 03/01/2014	3,540,000	3,380,700	0.62%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375%, due 03/21/2013	4,048,000	5,997,417	1.10%
Lear
8.750%, due 12/01/2016 ^	1,415,000	37,144	0.01%
MTR Gaming Group, Inc.
12.625%, due 07/15/2014 (b)	3,525,000	3,392,812	0.62%
MTR Gaming Group
9.000%, due 06/01/2012	3,345,000	2,642,550	0.48%
Turning Stone Resort Casino
9.125%, due 09/15/2014 (b)	3,665,000	3,582,537	0.66%
OTHER SECURITIES		37,067,721	6.80%

		62,880,903

Consumer, Non-cyclical - 2.64%		14,389,188	2.64%

Diversified - 0.68%		3,734,417	0.68%

Energy - 1.71%		9,338,072	1.71%

Financial - 8.16%
CCM Merger, Inc.
8.000%, due 08/01/2013 (b)	5,060,000	4,104,925	0.75%
Drummond Company, Inc.
7.375%, due 02/15/2016 (b)	4,540,000	4,437,850	0.81%
General Electric Capital Corp, Series GMTN
7.625%, due 12/10/2014	6,125,000	4,579,475	0.84%
General Electric
6.500% to 6.625%, due 2/4/2010 to 11/15/2011		6,787,586	1.25%
Realogy
10.500% to 11.000%, due 04/15/2014		5,918,173	1.09%
OTHER SECURITIES		18,646,009	3.42%

		44,474,018
Industrial - 5.10%
Global Aviation Holdings, Ltd.
14.000%, due 08/15/2013 (b)	4,475,000	4,447,031	0.82%

The accompanying notes are an integral part of the financial statements. 66

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Income Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Industrial (continued)
Mueller Water Products, Inc.
7.375%, due 06/01/2017	4,685,000	$4,333,625	0.79%
Viterra, Inc.
8.500%, due 07/07/2014	5,210,000	5,230,674	0.96%
Viterra
8.000%, due 04/08/2013	300,000	302,519	0.06%
OTHER SECURITIES		13,466,937	2.47%

		27,780,786

Technology - 0.21%		1,134,206	0.21%

Utilities - 0.46%		2,482,650	0.46%

TOTAL CORPORATE BONDS (Cost $234,224,847)		$243,428,340

CONVERTIBLE BONDS - 0.38%

Consumer, Cyclical - 0.29%		1,557,975	0.29%
Consumer, Non-cyclical - 0.09%		508,300	0.09%

TOTAL CONVERTIBLE BONDS (Cost $2,010,258)		$2,066,275

MUNICIPAL BONDS - 0.63%
California - 0.63%		3,462,919	0.63%

TOTAL MUNICIPAL BONDS (Cost $3,645,997)		$3,462,919

COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.40%
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 3A1
6.000%, due 01/25/2035	4,131,984	3,730,406	0.68%
Countrywide
3.153% to 6.500%, due 11/25/2037 to 9/20/2046 (k)		2,470,889	0.45%
Federal Home Loan Mortgage Corp., Series 3228, Class PL
5.500%, due 10/15/2034	5,740,000	6,099,063	1.12%
Federal National Mortgage Association, Series 2006-117, Class PD
5.500%, due 07/25/2035	3,425,000	3,600,994	0.66%
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.918%, due 07/10/2038 (a)	3,755,000	3,423,590	0.63%
OTHER SECURITIES		31,936,390	5.86%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,042,185)		$51,261,332

ASSET BACKED SECURITIES - 1.36%

TOTAL ASSET BACKED SECURITIES (Cost $7,971,939)		$7,404,043

SUPRANATIONAL OBLIGATIONS - 8.66%
Government - 8.66%
Council of Europe Development Bank
5.250%, due 05/27/2013	4,310,000	$3,821,790	0.70%
European Investment Bank
5.375%, due 05/20/2014	5,690,000	4,991,035	0.92%
European Investment Bank
7.000%, due 01/18/2012	2,850,000	2,164,191	0.40%
Inter-American Development Bank
7.250%, due 05/24/2012	6,065,000	4,633,768	0.85%
Inter-American Development Bank, MTN
5.375%, due 05/27/2014	7,880,000	6,931,917	1.27%
Inter-American Development Bank
4.250%, due 12/02/2012	480,000	484,103	0.09%
International Bank for Reconstruction & Development
5.375%, due 12/15/2014	7,420,000	5,296,115	0.97%
New South Wales Treasury Corp., Series 12
6.000%, due 05/01/2012	10,404,000	9,538,822	1.75%
New South Wales Treasury Corp., Series 14
5.500%, due 08/01/2014	6,920,000	6,174,578	1.13%
OTHER SECURITIES		3,156,026	0.58%

		47,192,345

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $42,353,423)		$47,192,345

COMMON STOCKS - 2.82%
Communications - 1.19%
Charter Communications, Inc., Class A *	108,651	3,857,111	0.71%
Sirius XM Radio, Inc. *	4,025,025	2,415,015	0.44%
OTHER SECURITIES		214,965	0.04%

		6,487,091
Consumer, Cyclical - 1.36%
Lear Corp. *	69,792	4,720,740	0.87%
OTHER SECURITIES		2,689,535	0.49%

		7,410,275
Financial - 0.22%		1,188,171	0.22%

Industrial - 0.05%		287,121	0.05%

TOTAL COMMON STOCKS (Cost $15,561,474)		$15,372,658

PREFERRED STOCKS - 1.13%
Communications - 0.16%		896,418	0.16%
Charter Communications, Inc., Series A,15.00%	38,975	896,418	0.16%
Consumer, Cyclical - 0.24%		1,286,095	0.24%
Lear Corp., Series A *	20,095	1,286,095	0.24%

The accompanying notes are an integral part of the financial statements. 67

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Strategic Income Trust

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED STOCKS (continued)
Financial - 0.73%		$3,958,066	0.73%

TOTAL PREFERRED STOCKS (Cost $5,533,938)		$6,140,579

TERM LOANS - 4.58%
Basic Materials - 0.54%		2,975,100	0.54%
Communications - 1.13%
Idearc, Inc.
4.250%, due 11/17/2014 (a)	7,677,039	3,969,666	0.73%
OTHER SECURITIES		2,179,147	0.40%

		6,148,813
Consumer, Cyclical - 2.07%
Delta Air Lines, Inc.
3.534%, due 04/30/2014 (a)	5,134,714	4,248,976	0.78%
Lear
9.500%, due 10/15/2014 (a)	1,014,367	1,018,171	0.19%
OTHER SECURITIES		6,031,064	1.10%

		11,298,211

Consumer, Non-cyclical - 0.11%		594,264	0.11%

Financial - 0.73%
CIT Group, Inc.
0.00%, due 01/18/2012 (f)	3,890,000	3,980,765	0.73%

TOTAL TERM LOANS (Cost $22,591,532)		$24,997,153

WARRANTS - 0.12%
Consumer, Cyclical - 0.12%
Lear Corp.
(Expiration Date 11/09/2014, Strike Price: $0.01) *	10,543	666,305	0.12%

TOTAL WARRANTS (Cost $480,193)		$666,305

OPTIONS - 0.04%
Call Options - 0.01%		32,344	0.01%
Put Options - 0.03%		163,959	0.03%

TOTAL OPTIONS (Cost $2,381,775)		$196,303

SHORT TERM INVESTMENTS - 2.04%
Federal Home Loan Bank Discount Notes
0.112%, due 01/04/2010	4,100,000	4,100,000	0.75%
U.S. Treasury Bills
0.010%, due 02/25/2010	7,000,000	6,999,973	1.29%

TOTAL SHORT TERM INVESTMENTS (Cost $11,099,973)		$11,099,973

Total Investments (Strategic Income Trust) (Cost $513,732,201) - 99.33%		$541,529,170	99.33%
Other Assets and Liabilities, Net - 0.67%		3,901,733	0.67%

TOTAL NET ASSETS - 100.00%		$545,430,903	100.00%

Total Return Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 11.21%
U.S. Treasury Bonds - 5.11%
3.500%, due 02/15/2039	53,600,000	43,901,723	1.34%
4.250%, due 05/15/2039	35,400,000	33,209,625	1.01%
4.375%, due 02/15/2038	36,000,000	34,560,000	1.06%
4.500%, due 05/15/2038	40,100,000	39,266,682	1.20%
4.375% to 4.750%, due 2/15/2037 to 11/15/2039 ***		16,435,225	0.50%

		167,373,255
U.S. Treasury Notes - 6.10%
1.000%, due 07/31/2011 ***	86,300,000	86,431,435	2.64%
1.000%, due 08/31/2011	84,100,000	84,142,723	2.57%
2.375%, due 12/31/2014	19,900,000	19,842,489	0.61%
2.750%, due 11/30/2016	9,700,000	9,338,520	0.28%

		199,755,167

TOTAL U.S. TREASURY OBLIGATIONS (Cost $376,391,011)		$367,128,422

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.37%
Federal Home Loan Bank - 0.03%
1.000%, due 12/28/2011	900,000	896,222	0.03%
Federal Home Loan Mortgage Corp. - 0.41%
1.125% to 6.000%, due 6/1/2011 to 7/1/2038 (a)		13,376,267	0.41%
Federal National Mortgage Association - 15.56%
5.000% TBA **	41,000,000	42,079,452	1.29%
5.500%, due 12/01/2033	13,257,404	13,940,989	0.43%
5.500%, due 07/01/2036	33,436,745	35,160,827	1.07%
5.500%, due 09/01/2036	14,521,510	15,270,276	0.47%
6.000%, due 08/01/2036	15,176,848	16,130,738	0.49%
6.000%, due 07/01/2037	19,838,295	21,054,166	0.64%
1.832% to 6.500%, due 3/1/2016 to 6/1/2043 (a)		365,818,977	11.17%

		509,455,425
Government National Mortgage Association - 0.20%		6,550,147	0.20%
Small Business Administration - 0.17%		5,630,775	0.17%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $519,856,227)		$535,908,836

FOREIGN GOVERNMENT OBLIGATIONS - 2.85%
Brazil - 0.05%		1,493,394	0.05%

The accompanying notes are an integral part of the financial statements. 68

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Total Return Trust

	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 2.85% (continued)
Japan - 2.78%
Government of Japan
0.010%, due 03/29/2010	8,490,000,000	$91,131,561	2.78%
South Africa - 0.02%		512,500	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $96,782,855)		$93,137,455

CORPORATE BONDS - 19.13%

Basic Materials - 0.29%		9,598,298	0.29%

Communications - 1.04%		33,968,595	1.04%

Consumer, Cyclical - 0.00%		68,259	0.00%

Consumer, Non-cyclical - 1.11%
President and Fellows of Harvard College
6.500%, due 01/15/2039 (b)	21,300,000	23,934,171	0.73%
OTHER SECURITIES		12,321,313	0.38%

		36,255,484

Energy - 0.47%		15,299,348	0.47%

Federal Agricultural Mortgage Corp. - 0.04%
Federal Home Loan Mortgage
1.125%, due 12/15/2011	1,300,000	1,295,961	0.04%

Financial - 15.81%
ASIF I, EMTN
0.432%, due 07/26/2010 (a)	41,535,000	39,817,154	1.22%
Bank of America Corp.
6.500%, due 08/01/2016	15,700,000	16,882,555	0.52%
Bank of America
2.100% to 6.000%, due 4/30/2012 to 10/15/2036		7,711,010	0.23%
Barclays Bank PLC
5.450%, due 09/12/2012	32,500,000	35,146,637	1.07%
Bear Stearns
0.483% to 6.950%, due 7/19/2010 to 8/10/2012 (a)		10,983,269	0.34%
Citigroup
0.527% to 8.500%, due 4/30/2012 to 12/21/2057 (a)		50,909,418	1.57%
Deutsche Bank
6.000%, due 09/01/2017	6,700,000	7,304,487	0.22%
General Electric Capital Corp.
5.500%, due 09/15/2067 (b)	12,700,000	14,018,685	0.43%
General Electric
0.484% to 5.875%, due 12/9/2011 to 1/14/2038 (a)		22,090,192	0.67%
Goldman Sachs
1.074% to 6.375%, due 1/15/2017 to 5/2/2018 (a)		$24,092,888	0.73%
Intesa Sanpaolo New York
2.375%, due 12/21/2012	21,100,000	20,914,088	0.64%
Lloyds Treasury Bank PLC
12.000%, due 12/31/2049 (b)	14,700,000	14,435,765	0.44%
Morgan Stanley
0.374% to 2.373%, due 1/15/2010 to 5/14/2010 (a)		9,144,428	0.28%
Royal Bank of Scotland PLC
3.000%, due 12/09/2011 (b)	12,900,000	13,214,438	0.40%
OTHER SECURITIES		231,025,484	7.05%

		517,690,498

Technology - 0.19%		6,226,105	0.19%

Utilities - 0.18%		5,715,737	0.18%

TOTAL CORPORATE BONDS (Cost $615,478,801)		$626,118,285

CONVERTIBLE BONDS - 0.03%
Financial - 0.03%		1,029,000	0.03%

TOTAL CONVERTIBLE BONDS (Cost $1,959,322)		$1,029,000

MUNICIPAL BONDS - 1.62%

Alaska - 0.24%		7,896,360	0.24%

California - 0.31%		10,114,165	0.31%

Illinois - 0.33%		10,482,583	0.33%

Iowa - 0.21%		6,897,384	0.21%

Nebraska - 0.02%		497,925	0.02%

New Jersey - 0.41%
New Jersey State Turnpike Authority
7.414%, due 01/01/2040	12,000,000	13,526,400	0.41%

North Carolina - 0.09%		3,110,640	0.09%

Rhode Island - 0.01%		464,150	0.01%

Wisconsin - 0.00%		140,230	0.00%

TOTAL MUNICIPAL BONDS (Cost $52,055,665)		$53,129,837

The accompanying notes are an integral part of the financial statements. 69

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Total Return Trust

	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.21%
Bank of America
3.267% to 6.500%, due 10/25/2031 to 5/25/2035 (a)		$2,695,424	0.09%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1
2.940%, due 03/25/2035 (a)	18,640,995	16,312,375	0.50%
Bear Stearns
0.391% to 5.700%, due 2/25/2033 to 6/11/2050 (a)		13,524,220	0.41%
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
2.510%, due 08/25/2035 (a)	15,576,941	13,793,054	0.42%
Citigroup
4.700%, due 12/25/2035 (a)	717,856	638,642	0.02%
Federal Home Loan Mortgage
0.383% to 7.500%, due 7/15/2019 to 2/25/2045 (a)		18,893,200	0.57%
Federal Home Loan Mortgage
6.000% to 7.500%, due 8/15/2030 to 9/15/2032		2,811,066	0.09%
Federal National Mortgage Association
0.291% to 6.000%, due 2/25/2017 to 2/25/2044 (a)		15,496,312	0.46%
Federal National Mortgage Association
6.500%, due 12/25/2042	457,226	485,749	0.02%
JPMorgan
5.750%, due 01/25/2036	531,048	442,316	0.01%
Morgan Stanley
0.294%, due 10/15/2020 (a) (b)	998,323	882,055	0.03%
Morgan Stanley
5.809%, due 12/12/2049	400,000	340,819	0.01%
Wells Fargo
4.957%, due 01/25/2035 (a)	3,190,534	2,916,037	0.09%
Wells Fargo
4.950%, due 03/25/2036 (a)	3,221,798	2,663,371	0.08%
OTHER SECURITIES		78,646,201	2.41%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $193,684,242)		$170,540,841

ASSET BACKED SECURITIES - 1.17%
Bear Stearns
0.321%, due 06/25/2047 (a)	1,003,976	901,618	0.03%
Morgan Stanley
0.291%, due 05/25/2037 (a)	2,126,183	1,894,624	0.06%
SLM Student Loan Trust, Series 2008-9, Class A
1.782%, due 04/25/2023 (a)	19,664,866	20,441,418	0.63%
OTHER SECURITIES		15,000,296	0.45%

TOTAL ASSET BACKED SECURITIES (Cost $39,686,411)		$38,237,956

SUPRANATIONAL OBLIGATIONS - 0.02%
Government - 0.02%		$532,200	0.02%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $496,308)		$532,200

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.07%
United States - 0.07%		2,418,000	0.07%

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $12,402,765)		$2,418,000

PREFERRED STOCKS - 2.72%
Financial - 2.72%
Wells Fargo & Company, Series K * (j)	75,400,000	75,588,500	2.31%
OTHER SECURITIES		13,305,664	0.41%

		88,894,164

TOTAL PREFERRED STOCKS (Cost $91,873,973)		$88,894,164

TERM LOANS - 0.32%
Financial - 0.32%		$10,465,763	0.32%

TOTAL TERM LOANS (Cost $10,472,734)		$10,465,763

SHORT TERM INVESTMENTS - 19.79%
Federal Home Loan Bank Discount Notes
0.112%, due 01/04/2010	87,000,000	86,999,746	2.66%
0.078%, due 01/08/2010	100,000,000	99,999,261	3.05%
0.072%, due 01/13/2010	23,000,000	22,999,693	0.70%
0.076%, due 02/12/2010	53,000,000	52,995,363	1.62%
0.073%, due 02/24/2010	4,200,000	4,199,654	0.13%
Federal National Mortgage Association Discount Notes
0.066%, due 02/04/2010	28,000,000	27,998,149	0.86%
U.S. Treasury Bills
0.042%, due 01/07/2010	94,000,000	93,999,924	2.87%
0.059%, due 01/28/2010	20,000,000	19,999,850	0.61%
0.043%, due 02/11/2010 ***	32,000,000	31,999,271	0.98%
0.044%, due 03/11/2010 ***	112,500,000	112,494,610	3.44%
0.111%, due 03/18/2010	540,000	539,954	0.01%
0.108%, due 03/18/2010	72,000,000	71,993,920	2.20%
0.074%, due 03/18/2010	620,000	619,948	0.02%
0.136%, due 04/01/2010 ***	20,096,000	20,093,086	0.61%
OTHER SECURITIES		979,868	0.03%

TOTAL SHORT TERM INVESTMENTS (Cost $647,909,652)		$647,912,297

The accompanying notes are an integral part of the financial statements. 70

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Total Return Trust

	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 18.15%
Bank of America Tri-Party Repurchase Agreement dated 12/31/2009 at 0.100% to be repurchased at $12,000,500 on 01/15/2010, collateralized by $12,348,000 U.S. Treasury Notes,1.50% due 12/31/2013 (valued at $12,289,783, including interest)	12,000,000	$12,000,000	0.37%
Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2009 at 0.080% to be repurchased at $34,600,308 on 01/04/2010, collateralized by U.S. Treasury Notes, 13.75% due 09/15/2012 (valued at $35,397,781, including interest)	34,600,000	34,600,000	1.06%
Goldman Sachs Tri-Party Repurchase Agreement dated 12/31/2009 at 0.100% to be repurchased at $62,300,692 on 01/04/2010, collateralized by $34,984,000 Federal National Mortgage Association, 5.50% due 01/01/2039 (valued at $36,849,085, including interest) and $31,225,000 Government National Mortgage Association, 5.00% due 06/15/2039 (valued at $32,592,599, including interest)	62,300,000	62,300,000	1.90%
JPMorgan Tri-Party Repurchase Agreement dated 12/31/2009 at 0.00% to be repurchased at $81,600,349 on 01/04/2010, collateralized by $7,786,400 U.S. Treasury Notes, 3.125% due 08/31/2013 (valued at $8,184,727, including interest), $41,615,000 U.S. Treasury Notes, 1.00% due 12/31/2011 (valued at $41,536,972, including interest), and $34,646,000 Federal National Mortgage Association, 4.78% due 05/28/2024 (valued at 33,663,093, including interest)	81,600,000	81,600,000	2.49%
Morgan Stanley Tri-Party Repurchase Agreement dated 12/31/2009 at 0.00% to be repurchased at $370,900,526 on 01/04/2010, collateralized by $315,435,000 U.S.Treasury Inflation, 1.25% due 0/15/2014 (valued at $335,220,394, including interest) and $43,250,000 Federal Home Loan Banks, 2.90%due 07/02/2013 (valued at $43,941,135, including interest)	370,900,000	370,900,000	11.33%
Paribas Tri-Party Repurchase Agreement dated 12/31/2009 at 0.080% to be repurchased at $30,000,267 on 01/04/2010, collateralized by $32,000,000 Federal Home Loan Bank, 1.00%due 05/16/2011 (valued at $32,005,280, including interest)	30,000,000	$30,000,000	0.91%
OTHER SECURITIES		2,942,000	0.09%

TOTAL REPURCHASE AGREEMENTS (Cost $594,342,000)		$594,342,000

Total Investments (Total Return Trust) (Cost $3,253,391,966) - 98.66%		$3,229,795,056	98.66%
Other Assets and Liabilities, Net - 1.34%		44,110,463	1.34%

TOTAL NET ASSETS - 100.00%		$3,273,905,519	100.00%

Schedule of Securities Sold Short

	Shares or Principal Amount	Value
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
6.000% TBA**	12,000,000	$12,673,594
5.500% TBA**	35,000,000	36,648,829
5.500% TBA**	17,000,000	17,743,085
5.000% TBA**	19,000,000	19,428,984

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Procceds $87,380,827)		86,494,492

Total Securities Sold Short (Total Return Trust) (Proceeds $87,380,827)		$86,494,492

U.S. Government Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 9.28%
Treasury Inflation Protected Securities (k) - 1.73%
2.000%, due 01/15/2026	1,165,380	1,170,387	0.42%
2.375%, due 01/15/2027 ***	2,979,965	3,135,949	1.13%
2.500%, due 01/15/2029	473,220	507,565	0.18%

		4,813,901
U.S. Treasury Bonds - 4.37%
3.500%, due 02/15/2039	4,020,000	3,292,629	1.18%
4.375%, due 11/15/2039	3,620,000	3,465,021	1.25%
4.500%, due 08/15/2039	5,030,000	4,916,040	1.77%
8.750%, due 05/15/2020	330,000	465,506	0.17%

		12,139,196

The accompanying notes are an integral part of the financial statements. 71

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

U.S. Government Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes - 3.18%
2.375%, due 03/31/2016	1,560,000	$1,492,482	0.54%
3.000%, due 09/30/2016	1,460,000	1,432,967	0.51%
4.750%, due 08/15/2017	2,490,000	2,701,844	0.97%
1.750% to 4.000%, due 8/15/2012 to 11/15/2019		3,218,460	1.16%

		8,845,753

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,355,532)		$25,798,850

U.S. GOVERNMENT AGENCY OBLIGATIONS - 56.01%
Federal Home Loan Mortgage Corp. - 20.37%
0.189%, due 05/04/2011 (a)	46,000,000	46,040,710	16.56%
1.750%, due 06/15/2012	2,200,000	2,209,744	0.80%
2.125%, due 03/23/2012	2,160,000	2,193,102	0.79%
4.818%, due 01/01/2037 (a)	1,136,817	1,203,959	0.43%
5.500%, due 11/01/2035	1,996,673	2,099,627	0.76%
5.628% to 12.000%, due 10/1/2010 to 5/1/2037 (a)		2,899,394	1.03%

		56,646,536
Federal National Mortgage Association - 31.88%
4.750%, due 11/19/2012	3,000,000	3,247,779	1.17%
5.000%, due 04/01/2019	2,461,413	2,594,195	0.93%
5.000%, due 06/01/2035	1,940,447	1,997,523	0.72%
5.000%, due 04/01/2038	1,440,785	1,480,463	0.53%
5.000%, due 04/01/2038	1,353,200	1,390,466	0.50%
5.000%, due 04/01/2038	1,811,981	1,861,881	0.67%
5.000%, due 04/01/2038	1,654,988	1,700,565	0.61%
5.000%, due 04/01/2038	1,300,600	1,336,418	0.48%
5.000%, due 04/01/2038	1,758,715	1,807,148	0.65%
5.000%, due 05/01/2038	1,265,048	1,299,887	0.47%
5.000%, due 05/01/2038	1,554,256	1,597,059	0.58%
5.000%, due 05/01/2038	1,341,490	1,378,434	0.50%
5.000%, due 05/01/2038	1,506,926	1,548,425	0.56%
5.000% TBA **	2,000,000	2,091,406	0.75%
5.000% TBA **	18,400,000	18,884,437	6.79%
5.500%, due 05/01/2018	2,820,731	3,011,571	1.08%
5.500%, due 03/01/2035	9,519,126	10,005,494	3.60%
5.500%, due 11/01/2036	3,078,704	3,232,639	1.16%
5.500%, due 08/01/2037	2,043,943	2,147,736	0.77%
5.500% TBA **	6,800,000	7,194,188	2.59%
5.593%, due 05/01/2036 (a)	1,846,547	1,953,017	0.70%
6.000%, due 10/01/2036	3,462,011	3,694,210	1.33%
6.000%, due 03/01/2037	4,253,787	4,535,102	1.63%
3.899% to 13.500%, due 2/1/2011 to 4/1/2038 (a)		8,642,797	3.11%

		88,632,840
Government National Mortgage Association - 3.65%
6.000% TBA **	6,100,000	$6,446,938	2.32%
6.000% TBA **	1,600,000	1,695,000	0.61%
6.500% to 11.000%, due 9/15/2015 to 9/15/2034		2,014,800	0.72%

		10,156,738
Tennessee Valley Authority - 0.11%		317,074	0.11%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $152,461,444)		$155,753,188

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.37%
Countrywide Alternative Loan
0.421% to 0.563%, due 11/20/2035 to 9/25/2046 (a)		3,464,866	1.25%
Federal Home Loan Mortgage
4.500%, due 04/15/2032	692,679	698,847	0.25%
Federal National Mortgage Association Whole Loan, Series 2003-W14, Class 2A 4.853%, due 01/25/2043 (a)	1,296,046	1,261,215	0.45%
Master Adjustable Rate Mortgage Trust., Series 2007-3, Class 12A1 0.431%, due 05/25/2047 (a)	2,624,386	1,241,101	0.45%
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1A 0.441%, due 08/25/2036 (a)	2,662,087	1,287,363	0.46%
Structured Asset 0.411% to 0.421%, due 07/25/2046 (a)		1,797,436	0.65%
OTHER SECURITIES		10,751,734	3.86%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,006,772)		$20,502,562

ASSET BACKED SECURITIES - 4.57%
Countrywide Home Equity Loan Trust, Series 2007- GW, Class A 0.983%, due 08/15/2037 (a)	2,192,568	1,549,874	0.56%
GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1
0.981%, due 02/25/2031 (a) (b)	2,042,133	1,232,397	0.44%
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.731%, due 10/25/2037 (a)	2,020,043	1,226,687	0.44%
Structured Asset
0.341%, due 02/25/2036 (a) (b)	1,100,776	80,188	0.03%
OTHER SECURITIES		8,630,247	3.10%

TOTAL ASSET BACKED SECURITIES (Cost $28,123,527)		$12,719,393

The accompanying notes are an integral part of the financial statements. 72

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

U.S. Government Securities Trust

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED STOCKS - 0.03%
Financial - 0.03%		$73,170	0.03%
Federal Home Loan Mortgage Corp., Series Z * (j)	39,750	41,738	0.02%
Federal National Mortgage Association, Series S *	28,575	31,432	0.01%

		73,170

TOTAL PREFERRED STOCKS (Cost $1,708,125)		$73,170

SHORT TERM INVESTMENTS - 36.07%
Federal National Mortgage Association Discount Notes
0.010%, due 04/07/2010	11,700,000	11,695,944	4.20%
U.S. Treasury Bills
0.260%, due 11/18/2010	8,660,000	8,641,011	3.11%
0.180%, due 07/01/2010	28,000,000	27,974,730	10.06%
0.175%, due 01/14/2010	20,000,000	19,999,880	7.19%
Federal Home Loan Bank Discount Notes zero coupon, due 02/19/2010	32,000,000	31,998,784	11.51%

TOTAL SHORT TERM INVESTMENTS (Cost $100,086,780)		$100,310,349

REPURCHASE AGREEMENTS - 0.47%
Bank of America Tri-Party Repurchase Agreement dated 12/31/2009 at 0.010% to be repurchased at $1,300,001 on 01/04/2010, collateralized by $1,244,000 U.S.Treasury Notes, 4.125% due 05/15/2015 (valued at $1,326,004, including interest)	1,300,000	1,300,000	0.47%

TOTAL REPURCHASE AGREEMENTS (Cost $1,300,000)		$1,300,000

Total Investments (U.S. Government Securities Trust) (Cost $347,042,180) - 113.80%		$316,457,512	113.80%
Other Assets and Liabilities, Net - (13.80%)		(38,386,052)	(13.80% )

TOTAL NET ASSETS - 100.00%		$278,071,460	100.00%

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 76.28%
Basic Materials - 2.33%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	6,675,000	7,309,125	1.12%
OTHER SECURITIES		7,887,075	1.21%

		15,196,200
Communications - 19.00%
CC Holdings GS V LLC
7.750%, due 05/01/2017 (b)	4,700,000	$5,005,500	0.77%
Centennial Communications Corp.
10.000%, due 01/01/2013	6,326,000	6,642,300	1.02%
Centennial Communications
6.040%, due 01/01/2013 (a)	3,000,000	3,000,000	0.46%
Charter Communications Operating LLC
8.375%, due 04/30/2014 (b)	7,865,000	8,081,288	1.24%
Charter Communications Operating LLC
8.000%, due 04/30/2012 (b)	4,701,000	4,830,277	0.74%
Cricket Communications, Inc.
9.375%, due 11/01/2014	6,130,000	6,160,650	0.94%
CSC Holdings, Inc.
6.750%, due 04/15/2012	3,440,000	3,551,800	0.54%
EchoStar
6.375% to 7.750%, due 10/1/2011 to 2/1/2016		9,741,813	1.49%
Intelsat Corp.
9.250%, due 06/15/2016	3,653,000	3,771,722	0.58%
Intelsat Corp.
9.250%, due 08/15/2014	3,885,000	3,991,838	0.61%
MetroPCS Wireless, Inc.
9.250%, due 11/01/2014	4,275,000	4,328,437	0.66%
Nielsen Finance LLC
zero coupon, Step up to 12.50% on 08/01/2011%, due 08/01/2016	6,700,000	6,113,750	0.94%
Nielsen Finance
10.000% to 11.500%, due 8/1/2014 to 5/1/2016		2,275,312	0.35%
Qwest
3.504% to 8.875%, due 9/1/2011 to 6/15/2023 (a) (b)		11,657,250	1.79%
Sprint Capital Corp.
8.750%, due 03/15/2032	18,795,000	17,478,323	2.68%
Sprint
6.875%, due 11/15/2028	600,000	498,750	0.08%
Time Warner Telecom Holdings, Inc.
9.250%, due 02/15/2014	3,955,000	4,078,594	0.63%
OTHER SECURITIES		22,691,902	3.48%

		123,899,506
Consumer, Cyclical - 7.79%
AMC Entertainment, Inc.
8.750%, due 06/01/2019	4,400,000	4,488,000	0.69%
Cinemark USA, Inc.
8.625%, due 06/15/2019 (b)	5,000,000	5,200,000	0.80%
Ford Motor
9.500%, due 09/15/2011	600,000	615,000	0.09%

The accompanying notes are an integral part of the financial statements. 73

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Consumer, Cyclical (continued)
O'Charleys, Inc.
9.000%, due 11/01/2013	5,400,000	$5,332,500	0.82%
OTHER SECURITIES		35,190,761	5.39%

		50,826,261
Consumer, Non-cyclical - 15.20%
Biomet, Inc.
11.625%, due 10/15/2017	5,900,000	6,519,500	1.00%
Community Health Systems, Inc.
8.875%, due 07/15/2015	6,895,000	7,136,325	1.09%
The Cooper Companies, Inc.
7.125%, due 02/15/2015	5,050,000	4,911,125	0.75%
HCA, Inc.
9.250%, due 11/15/2016	5,750,000	6,174,062	0.95%
HCA
7.875% to 9.625%, due 2/1/2011 to 4/15/2019 (b)		5,705,072	0.87%
Iron Mountain, Inc.
8.000%, due 06/15/2020	3,525,000	3,577,875	0.55%
Lender Processing Services, Inc.
8.125%, due 07/01/2016	4,900,000	5,212,375	0.80%
Mac-Gray Corp.
7.625%, due 08/15/2015	3,750,000	3,642,188	0.56%
NCO Group, Inc.
11.875%, due 11/15/2014	5,025,000	3,850,406	0.59%
Service Corp. International
7.500%, due 04/01/2027	4,810,000	4,280,900	0.66%
Service Corp. International
6.750% to 8.000%, due 4/1/2016 to 11/15/2021		4,982,600	0.76%
United Surgical Partners International, Inc.
8.875%, due 05/01/2017	3,410,000	3,512,300	0.54%
OTHER SECURITIES		39,611,630	6.08%

		99,116,358
Energy - 4.47%
El Paso Corp.
7.750%, due 01/15/2032	6,415,000	6,066,107	0.93%
El Paso
6.875% to 8.250%, due 6/15/2014 to 8/1/2031		8,519,778	1.31%
Hilcorp Energy I LP
9.000%, due 06/01/2016 (b)	3,980,000	4,039,700	0.62%
Key Energy Services, Inc.
8.375%, due 12/01/2014	4,450,000	4,461,125	0.68%
OTHER SECURITIES		6,075,962	0.93%

		29,162,672
Financial - 12.05%
CIT Group
7.000%, due 5/1/2013 to 5/1/2017		8,937,164	1.37%
Ford Motor Credit Company LLC
8.000%, due 12/15/2016	5,900,000	$5,907,841	0.91%
Ford Motor
7.000% to 7.250%, due 10/25/2011 to 10/1/2013		2,806,908	0.44%
KAR Holdings, Inc.
10.000%, due 05/01/2015	10,555,000	11,293,850	1.73%
KAR Holdings
8.750%, due 05/01/2014	1,375,000	1,417,969	0.22%
National Retail Properties, Inc.
5.125%, due 06/15/2028	3,675,000	3,904,688	0.60%
Nuveen Investments, Inc.
10.500%, due 11/15/2015	7,520,000	6,824,400	1.05%
Nuveen Investments
5.500%, due 09/15/2015	4,275,000	2,955,094	0.45%
Realty Income Corp.
6.750%, due 08/15/2019	3,676,000	3,599,594	0.55%
OTHER SECURITIES		30,921,653	4.73%

		78,569,161

Industrial - 4.05%		26,427,772	4.05%

Technology - 5.02%
Affiliated Computer Services, Inc.
5.200%, due 06/01/2015	6,900,000	7,115,625	1.09%
First Data Corp., PIK
10.550%, due 09/24/2015	4,974,243	4,414,641	0.68%
First Data
9.875%, due 09/24/2015	3,750,000	3,496,875	0.54%
SunGard Data Systems, Inc.
10.250%, due 08/15/2015	11,815,000	12,582,975	1.93%
SunGard Data Systems
4.875% to 9.125%, due 8/15/2013 to 1/15/2014		1,785,825	0.27%
OTHER SECURITIES		3,306,750	0.51%

		32,702,691
Utilities - 6.37%
Calpine Corp.
7.250%, due 10/15/2017 (b)	8,569,000	8,226,240	1.26%
Ipalco Enterprises, Inc.
7.250%, due 04/01/2016 (b)	6,410,000	6,426,025	0.99%
NRG Energy, Inc.
7.375%, due 01/15/2017	7,800,000	7,819,500	1.20%
NRG Energy, Inc.
7.375%, due 02/01/2016	4,659,000	4,664,824	0.71%
NRG Energy
7.250%, due 02/01/2014	450,000	455,625	0.07%
Sabine Pass LNG LP
7.500%, due 11/30/2016	14,825,000	12,341,812	1.89%

The accompanying notes are an integral part of the financial statements. 74

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Utilities (continued)
Sabine Pass LNG
7.500%, due 11/30/2016 (b)	1,250,000	$1,040,625	0.16%
OTHER SECURITIES		566,500	0.09%

		41,541,151

TOTAL CORPORATE BONDS (Cost $459,070,329)		$497,441,772

ASSET BACKED SECURITIES - 0.16%

TOTAL ASSET BACKED SECURITIES (Cost $1,249,977)		$1,056,200

COMMON STOCKS - 0.41%
Consumer, Cyclical - 0.02%		112,500	0.02%
Financial - 0.39%		2,586,592	0.39%
CIT Group, Inc. *	93,683	2,586,592	0.39%

TOTAL COMMON STOCKS (Cost $2,705,435)		$2,699,092

PREFERRED STOCKS - 0.01%
Consumer, Cyclical - 0.01%		76,200	0.01%

TOTAL PREFERRED STOCKS (Cost $127,000)		$76,200

TERM LOANS - 20.43%
Basic Materials - 0.68%		4,421,399	0.68%
Communications - 2.88%
Charter Communications
2.260% to 2.756%, due 3/1/2014 to 3/6/2014 (a)		2,300,993	0.35%
Gray Television, Inc.
4.190%, due 12/31/2014 (a)	4,867,838	4,214,735	0.65%
Intelsat
2.735%, due 7/28/2011 to 1/3/2014 (a)		4,286,733	0.66%
OTHER SECURITIES		7,979,707	1.22%

		18,782,168
Consumer, Cyclical - 4.58%
Ford Motor Company
5.470%, due 11/29/2013 (a)	7,873,352	7,263,167	1.11%
Penn National Gaming, Inc.
4.240%, due 05/26/2012 (a)	4,528,492	4,375,655	0.67%
OTHER SECURITIES		18,240,223	2.80%

		29,879,045
Consumer, Non-cyclical - 4.08%
Community Health Systems, Inc.
4.741%, due 06/30/2014 (a)	4,584,951	4,318,767	0.66%
Goodyear Tire & Rubber Company
2.340%, due 04/30/2014 (a)	4,000,000	3,690,832	0.57%
HCA
1.751%, due 11/18/2012 (a)	2,200,000	$2,098,250	0.32%
OTHER SECURITIES		16,513,818	2.53%

		26,621,667
Energy - 1.12%		7,306,107	1.12%
Financial - 2.49%
Capital Automotive LP
6.120%, due 12/16/2010	5,994,785	5,702,539	0.87%
Nuveen Investments
3.281%, due 11/13/2014 (a)	819,634	715,950	0.11%
OTHER SECURITIES		9,804,889	1.51%

		16,223,378
Industrial - 0.68%		4,404,667	0.68%
Technology - 1.22%
Affiliated Computer
2.231%, due 03/29/2013 (a)	417,688	413,567	0.06%
First Data
% to 2.999%, due 09/24/2014 (a) (f)		2,341,524	0.36%
SunGard Data Systems
5.162%, due 01/31/2013 (a)	670,136	631,708	0.10%
OTHER SECURITIES		4,586,987	0.70%

		7,973,786
Utilities - 2.70%
Calpine
7.610%, due 03/29/2014 (a)	947,424	894,842	0.14%
NRG Energy
6.580% to 6.948%, due 02/01/2013 (a)		2,213,823	0.34%
Texas Competitive Electric Holdings Company LLC
6.262%, due 10/10/2014 (a)	17,315,564	13,947,687	2.14%
Texas Competitive Electric Holdings
3.735%, due 10/10/2014 (a)	500,000	400,000	0.06%
OTHER SECURITIES		129,522	0.02%

		17,585,874

TOTAL TERM LOANS (Cost $124,246,711)		$133,198,091

SHORT TERM INVESTMENTS - 1.64%
State Street Institutional Liquid Reserves Fund, 0.1272%	10,652,490	10,652,490	1.64%

TOTAL SHORT TERM INVESTMENTS (Cost $10,652,490)		$10,652,490

The accompanying notes are an integral part of the financial statements. 75

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

REPURCHASE AGREEMENTS - 0.13%

TOTAL REPURCHASE AGREEMENTS (Cost $859,000)		$859,000

Total Investments (U.S. High Yield Bond Trust) (Cost $598,910,942) - 99.06%		$645,982,845	99.06%
Other Assets and Liabilities, Net - 0.94%		6,134,401	0.94%

TOTAL NET ASSETS - 100.00%		$652,117,246	100.00%

The accompanying notes are an integral part of the financial statements. 76

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Footnotes

Percentages are stated as a percent of net assets.

ADR	-	American Depositary Receipts
ADS	-	American Depositary Shares
BKNT	-	Bank Note
CDO	-	Collateralized Debt Obligation
ESOP	-	Employee Stock Ownership Program
EMTN	-	European Medium Term Note
ETF	-	Exchange Traded Fund
EWCO	-	European Written Call Option
GDR	-	Global Depositary Receipts
GMTN	-	Global Medium Term Note
GTD	-	Guaranteed
IO	-	Interest Only (Carries notional principal amount)
MTN	-	Medium Term Note
NIM	-	Net Interest Margin
NVDR	-	Non Voting Depositary Receipts
OTC	-	Over The Counter
PCL	-	Public Company Limited
PLC	-	Public Limited Company
PIK	-	Paid In Kind
PO	-	Principal Only
REIT	-	Real Estate Investment Trust
REMIC	-	Real Estate Mortgage Investment Conduit
SBI	-	Shares Beneficial Interest
SADR	-	Sponsored American Depositary Receipts
SPDR	-	Standard & Poor’s Depositary Receipts
TBA	-	To Be Announced
TIPS	-	Treasury Inflation Protected Security

*	Non-Income Producing

^	Non-Income Producing, issuer is in bankruptcy and/or is in default of interest payments

**	Purchased on a forward commitment basis.

***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on written options and open financial futures.

(a)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(b)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	All or a portion of this position represents unfunded loan commitment.

(e)	Security Purchased on a when-issued or delayed delivery basis.

(f)	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

(g)	All or a portion of this security was out on loan

(h)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(i)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

(j)	Variable Rate Preferred

(k)	Principal amount of security is adjusted for inflation.

The accompanying notes are an integral part of the financial statements. 77

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Floating Rate Income Trust
Investments in unaffiliated issuers, at value	$1,745,533,250	$1,458,074,843	$1,185,935,612	$639,490,192
Investments in affiliated issuers, at value (Note 2)	—	—	—	—
Securities loaned, at value (Note 2)	—	—	—	—
Repurchase agreements, at value (Note 2)	14,115,541	6,855,000	—	15,762,000
Total investments, at value	1,759,648,791	1,464,929,843	1,185,935,612	655,252,192
Cash	—	467	—	83,063
Foreign currency, at value	5,365,670	—	—	—
Cash held at broker for futures contracts	188,700	34,800	—	—
Receivable for investments sold	7,238,402	—	950,641	11,433,434
Receivable for delayed delivery securities sold	—	—	151,910,725	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	2,416,651	1,895,036	1,440,194	—
Dividends and interest receivable	21,427,503	13,255,558	8,162,939	5,289,008
Receivable for security lending income	—	—	—	—
Swap contracts, at value (Note 3)	—	—	—	—
Receivable for futures variation margin	40,430	9,962	—	—
Receivable due from adviser	—	—	—	—
Miscellaneous receivable	1,623	—	—	—
Other assets	98,570	—	1,123	857
Total assets	1,796,426,340	1,480,125,666	1,348,401,234	672,058,554

Liabilities
Due to custodian	206,292	—	—	—
Due to broker	—	—	—	—
Payable for collateral held by Portfolio	—	—	—	—
Payable for investments purchased	6,101,496	—	17,111,177	4,751,136
Payable for delayed delivery securities purchased	—	51,222,656	207,417,097	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	85,844	—	30,741	1,664,569
Payable upon return of securities loaned (Note 2)	—	—	—	—
Written options, at value (Note 3)	—	—	—	—
Investments sold short, at value (Note 2)	—	—	23,766,486	—
Payable for interest on securities sold short	—	—	54,833	—
Swap contracts, at value (Note 3)	—	—	—	—
Distributions payable	—	—	—	—
Payable to affiliates
Accounting and legal services fees	25,548	11,619	13,820	9,855
Trustees’ fees	5,350	796	2,484	2,087
Investment management fees	51	37,486	—	—
Other liabilities and accrued expenses	127,733	56,682	54,670	62,356
Total liabilities	6,552,314	51,329,239	248,451,308	6,490,003

Net assets
Capital paid-in	$1,889,347,405	$1,428,187,182	$1,069,488,604	$627,060,380
Undistributed net investment income (loss)	22,536,817	6,901,374	6,913,514	8,663,984
Accumulated undistributed net realized gain (loss) on investments	(48,998,211)	(312,425)	9,382,986	(8,701,817)
Net unrealized appreciation (depreciation) on investments	(73,011,985)	(5,979,704)	14,164,822	38,546,004
Net assets	$1,789,874,026	$1,428,796,427	$1,099,949,926	$665,568,551
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,832,693,193	$1,470,927,592	$1,171,946,492	$616,706,188
Investments in affiliated issuers, at cost	—	—	—	—
Foreign currency, at cost	$5,606,566	—	—	—
Proceeds received on short sales	—	—	$23,942,188	—
Premiums received on written options	—	—	—	—
Net unamortized upfront payment on swaps	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$82,636,325	—	$1,555,350	—
Shares outstanding	8,984,857	—	117,481	—
Net asset value, offering price and redemption price per share	$9.20	—	$13.24	—

Series II
Net assets	$364,805,300	—	$12,450,813	—
Shares outstanding	39,632,866	—	940,987	—
Net asset value, offering price and redemption price per share	$9.20	—	$13.23	—

Series NAV
Net assets	$1,342,432,401	$1,428,796,427	$1,085,943,763	$665,568,551
Shares outstanding	145,893,915	110,951,407	82,264,495	53,705,435
Net asset value, offering price and redemption price per share	$9.20	$12.88	$13.20	$12.39

78

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Global Bond Trust	High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Investments in unaffiliated issuers, at value	$936,786,166	$534,550,599	$1,833,942,159	$428,804,226	$403,013,274	$4,632,081,472
Investments in affiliated issuers, at value (Note 2)	—	186	1,464,895	9,244,783	—	—
Securities loaned, at value (Note 2)	—	167	1,419,154	8,842,772	—	—
Repurchase agreements, at value (Note 2)	11,672,000	27,955,000	12,666,000	32,278,000	17,400,000	—
Total investments, at value	948,458,166	562,505,952	1,849,492,208	479,169,781	420,413,274	4,632,081,472
Cash	—	548	—	—	79,770	176
Foreign currency, at value	2,030,933	—	1,338,556	—	—	—
Cash held at broker for futures contracts	576,000	—	—	—	—	—
Receivable for investments sold	163,107	21,904,966	3,806,026	610,147	—	—
Receivable for delayed delivery securities sold	7,480,099	—	—	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	8,798,520	5,414	—	—	319,828	—
Receivable for fund shares sold	3,454,345	—	20,817	—	3,964,658	—
Dividends and interest receivable	12,454,792	8,733,119	41,183,571	5,132,787	6,276,760	3,303,850
Receivable for security lending income	—	—	3,018	2,006	—	—
Swap contracts, at value (Note 3)	6,384,805	—	—	—	462,013	—
Receivable for futures variation margin	25,620	—	—	—	93,452	—
Receivable due from adviser	—	—	—	—	—	43,727
Miscellaneous receivable	53,664	—	—	—	—	—
Other assets	1,178	665	2,676	421	561	7,567
Total assets	989,881,229	593,150,664	1,895,846,872	484,915,142	431,610,316	4,635,436,792

Liabilities
Due to custodian	63,045	—	651,511	1,102,204	—	—
Due to broker	772,073	—	—	—	—	—
Payable for collateral held by Portfolio	13,550,000	—	—	—	—	—
Payable for investments purchased	2,050,118	21,566,350	5,688,578	4,141,498	—	—
Payable for delayed delivery securities purchased	19,198,222	—	—	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	10,869,123	17,003	—	—	112,197	—
Payable for fund shares repurchased	209,210	10,557	1,778,384	1,020,446	1,321	31,607,511
Payable upon return of securities loaned (Note 2)	—	186	1,464,900	9,239,162	—	—
Written options, at value (Note 3)	1,470,175	105,672	—	—	—	—
Investments sold short, at value (Note 2)	—	—	—	—	—	—
Payable for interest on securities sold short	—	—	—	—	—	—
Swap contracts, at value (Note 3)	3,568,042	—	—	—	137,178	—
Distributions payable	—	—	—	—	—	3,072
Payable to affiliates
Accounting and legal services fees	12,938	7,494	27,198	6,223	5,795	65,385
Trustees’ fees	2,554	1,556	5,469	1,088	1,169	12,303
Investment management fees	—	—	—	—	—	—
Other liabilities and accrued expenses	138,391	27,969	123,535	52,930	60,815	305,149
Total liabilities	51,903,891	21,736,787	9,739,575	15,563,551	318,475	31,993,420

Net assets
Capital paid-in	$1,012,531,905	$650,558,402	$2,243,208,091	$559,308,409	$447,184,569	$4,603,416,269
Undistributed net investment income (loss)	12,505,762	17,999,351	39,343,051	8,586,734	3,398,301	27,103
Accumulated undistributed net realized gain (loss) on investments	(55,398,807)	(22,423,400)	(431,174,320)	(66,999,577)	(34,358,186)	—
Net unrealized appreciation (depreciation) on investments	(31,661,522)	(74,720,476)	34,730,475	(31,543,975)	15,067,157	—
Net assets	$937,977,338	$571,413,877	$1,886,107,297	$469,351,591	$431,291,841	$4,603,443,372
Investments in unaffiliated issuers, including repurchase agreements, at cost	$979,292,151	$640,823,538	$1,813,352,982	$501,465,271	$407,069,397	$4,632,081,472
Investments in affiliated issuers, at cost	—	$186	$1,464,900	$9,245,418	—	—
Foreign currency, at cost	$2,054,710	—	$1,291,009	—	—	—
Proceeds received on short sales	—	—	—	—	—	—
Premiums received on written options	$1,954,510	$3,666,900	—	—	—	—
Net unamortized upfront payment on swaps	$1,650,181	—	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$96,137,713	—	$88,130,736	—	$191,378,098	$3,382,791,745
Shares outstanding	7,919,030	—	10,786,841	—	17,262,343	338,277,195
Net asset value, offering price and redemption price per share	$12.14	—	$8.17	—	$11.09	$10.00

Series II
Net assets	$194,813,997	$19,997,286	$99,726,562	—	$163,157,894	$1,220,651,627
Shares outstanding	16,152,052	2,104,673	12,106,186	—	14,710,406	122,064,434
Net asset value, offering price and redemption price per share	$12.06	$9.50	$8.24	—	$11.09	$10.00

Series NAV
Net assets	$647,025,628	$551,416,591	$1,698,249,999	$469,351,591	$76,755,849	—
Shares outstanding	53,466,521	58,507,110	209,067,566	46,526,364	6,941,130	—
Net asset value, offering price and redemption price per share	$12.10	$9.42	$8.12	$10.09	$11.06	—

79

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Short Term Government Income Trust
Investments in unaffiliated issuers, at value	$665,723,045	$499,097,854	$82,924,781	$158,445,014
Investments in affiliated issuers, at value (Note 2)	—	—	—	—
Securities loaned, at value (Note 2)	—	—	—	—
Repurchase agreements, at value (Note 2)	—	9,774,000	12,046,000	3,247,000
Total investments, at value	665,723,045	508,871,854	94,970,781	161,692,014
Cash	633	247	93	941
Foreign currency, at value	—	956,151	—	—
Cash held at broker for futures contracts	—	—	—	—
Foreign currency held at broker for futures contracts	—	—	—	—
Receivable for investments sold	—	236,867	—	2,566,101
Receivable for delayed delivery securities sold	—	160,302,629	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	1,456,384	—	—
Receivable for fund shares sold	—	129,319	65,325	214,396
Dividends and interest receivable	709,263	3,697,110	607,044	1,000,597
Receivable for security lending income	—	—	—	—
Swap contracts, at value (Note 3)	—	1,342,435	—	—
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	5,217	—	—	—
Miscellaneous receivable	—	220,088	—	—
Other assets	1,302	1,511	112	—
Total assets	666,439,460	677,214,595	95,643,355	165,474,049

Liabilities
Due to custodian	—	—	—	—
Payable for collateral held by Portfolio	—	1,910,000	—	—
Payable for investments purchased	—	—	—	3,254,380
Payable for delayed delivery securities purchased	—	272,937,726	—	2,069,063
Payable for forward foreign currency exchange contracts (Note 3)	—	1,170,739	—	—
Payable for fund shares repurchased	3,875,064	425,404	—	—
Payable upon return of securities loaned (Note 2)	—	—	—	—
Written options, at value (Note 3)	—	736,442	—	—
Investments sold short, at value (Note 2)	—	—	—	—
Payable for interest on securities sold short	—	—	—	—
Swap contracts, at value (Note 3)	—	1,346,274	—	—
Payable for futures variation margin	—	33,957	—	—
Payable to affiliates
Accounting and legal services fees	10,433	9,390	1,270	1,493
Trustees’ fees	2,257	2,046	238	136
Investment management fees	—	—	—	—
Other liabilities and accrued expenses	74,072	100,675	35,793	47,814
Total liabilities	3,961,826	278,672,653	37,301	5,372,886

Net assets
Capital paid-in	$662,477,634	$447,237,886	$135,529,920	$160,556,185
Undistributed net investment income (loss)	—	7,561,179	727,033	434,792
Accumulated undistributed net realized gain (loss) on investments	—	(48,581,031)	(17,871,769)	(128,810)
Net unrealized appreciation (depreciation) on investments	—	(7,676,092)	(22,779,130)	(761,004)
Net assets	$662,477,634	$398,541,942	$95,606,054	$160,101,163
Investments in unaffiliated issuers, including repurchase agreements, at cost	$665,723,045	$516,441,615	$117,749,911	$162,453,018
Investments in affiliated issuers, at cost	—	—	—	—
Foreign currency, at cost	—	$951,986	—	—
Proceeds received on short sales	—	—	—	—
Premiums received on written options	—	$1,420,619	—	—
Net unamortized upfront payment on swaps	—	$414,073	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$8,149,409	—	—
Shares outstanding	—	680,472	—	—
Net asset value, offering price and redemption price per share	—	$11.98	—	—

Series II
Net assets	—	$95,497,233	—	—
Shares outstanding	—	8,055,738	—	—
Net asset value, offering price and redemption price per share	—	$11.85	—	—

Series NAV
Net assets	$662,477,634	$294,895,300	$95,606,054	$160,101,163
Shares outstanding	662,477,628	24,875,325	12,133,136	12,593,288
Net asset value, offering price and redemption price per share	$1.00	$11.85	$7.88	$12.71

80

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Spectrum Income Trust	Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
Investments in unaffiliated issuers, at value	$1,811,504,707	$579,781,455	$541,529,170	$2,635,453,056	$315,157,512	$645,123,845
Investments in affiliated issuers, at value (Note 2)	1,923,628	—	—	—	—	—
Securities loaned, at value (Note 2)	1,843,283	—	—	—	—	—
Repurchase agreements, at value (Note 2)	14,232,000	399,000	—	594,342,000	1,300,000	859,000
Total investments, at value	1,829,503,618	580,180,455	541,529,170	3,229,795,056	316,457,512	645,982,845
Cash	—	959	38,552	—	88,855	715
Foreign currency, at value	1,301,252	863,683	1,531,442	2,245,348	—	—
Cash held at broker for futures contracts	—	—	1,613,250	—	—	—
Foreign currency held at broker for futures contracts	—	393,196	—	—	—	—
Receivable for investments sold	851,872	1,172,491	436,678	1,754,698	—	6,825,854
Receivable for delayed delivery securities sold	267,165	3,718,688	—	432,208,540	5,814,644	—
Receivable for forward foreign currency exchange contracts (Note 3)	1,795,064	640,743	19,246,075	7,374,297	—	—
Receivable for fund shares sold	2,091,153	684,167	6,435	2,483,427	123,202	4,222
Dividends and interest receivable	16,402,656	6,081,720	9,817,782	15,461,409	1,380,258	10,281,377
Receivable for security lending income	154	908	—	—	158	526
Swap contracts, at value (Note 3)	—	—	—	6,878,285	—	—
Receivable for futures variation margin	—	51,946	280,075	—	—	—
Receivable due from adviser	—	—	—	—	—	—
Miscellaneous receivable	—	398	—	—	—	—
Other assets	1,585	996	794	3,562	497	901
Total assets	1,852,214,519	593,790,350	574,500,253	3,698,204,622	323,865,126	663,096,440

Liabilities
Due to custodian	98,854	—	—	500,968	—	—
Payable for collateral held by Portfolio	—	—	—	11,300,000	—	—
Payable for investments purchased	14,495,061	1,109,089	4,664,740	—	—	9,875,298
Payable for delayed delivery securities purchased	170,000	36,991,625	—	314,108,945	44,868,313	—
Payable for forward foreign currency exchange contracts (Note 3)	1,820,550	—	23,109,082	497,204	—	—
Payable for fund shares repurchased	—	1,001,943	1,168,242	406,596	546,420	1,035,344
Payable upon return of securities loaned (Note 2)	1,915,093	—	—	—	—	—
Written options, at value (Note 3)	—	369,822	6,409	6,717,758	74,875	—
Investments sold short, at value (Note 2)	—	—	—	86,494,492	—	—
Payable for interest on securities sold short	—	—	—	—	—	—
Swap contracts, at value (Note 3)	—	—	—	2,963,234	—	—
Payable for futures variation margin	—	—	—	1,087,767	223,482	—
Payable to affiliates
Accounting and legal services fees	22,241	8,238	7,996	42,612	4,138	9,619
Trustees’ fees	3,426	1,353	1,344	6,448	709	1,585
Investment management fees	—	—	—	—	—	—
Other liabilities and accrued expenses	125,532	94,491	111,537	173,079	75,729	57,348
Total liabilities	18,650,757	39,576,561	29,069,350	424,299,103	45,793,666	10,979,194

Net assets
Capital paid-in	$1,828,973,170	$657,817,542	$524,123,132	$3,180,586,469	$300,206,399	$627,960,015
Undistributed net investment income (loss)	9,012,255	5,009,184	11,171,327	47,141,357	1,242,721	8,770,008
Accumulated undistributed net realized gain (loss) on investments	(49,755,775)	(54,933,625)	(16,848,631)	55,952,658	8,179,675	(31,684,680)
Net unrealized appreciation (depreciation) on investments	45,334,112	(53,679,312)	26,985,075	(9,774,965)	(31,557,335)	47,071,903
Net assets	$1,833,563,762	$554,213,789	$545,430,903	$3,273,905,519	$278,071,460	$652,117,246
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,782,200,685	$635,346,170	$513,732,201	$3,253,391,966	$347,042,180	$598,910,942
Investments in affiliated issuers, at cost	$1,923,765	—	—	—	—	—
Foreign currency, at cost	$1,317,048	$839,538	$1,563,634	$2,240,390	—	—
Proceeds received on short sales	—	—	—	$87,380,827	—	—
Premiums received on written options	—	$238,561	$604,158	$10,028,639	$81,331	—
Net unamortized upfront payment on swaps	—	—	—	$3,184,134	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$94,312,121	$27,635,562	$347,685,060	$123,876,375	$2,886,539
Shares outstanding	—	9,824,930	2,076,821	24,855,562	9,934,917	235,061
Net asset value, offering price and redemption price per share	—	$9.60	$13.31	$13.99	$12.47	$12.28

Series II
Net assets	—	$78,104,815	$13,813,336	$343,911,968	$98,297,402	$6,676,792
Shares outstanding	—	8,124,681	1,036,179	24,610,842	7,871,621	541,594
Net asset value, offering price and redemption price per share	—	$9.61	$13.33	$13.97	$12.49	$12.33

Series NAV
Net assets	$1,833,563,762	$381,796,853	$503,982,005	$2,582,308,491	$55,897,683	$642,553,915
Shares outstanding	142,874,010	39,941,014	37,929,999	185,204,377	4,499,939	52,270,233
Net asset value, offering price and redemption price per share	$12.83	$9.56	$13.29	$13.94	$12.42	$12.29

81

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Active Bond Trust	Bond Trust[1]	Core Bond Trust	Floating Rate Income Trust
Interest	$138,155,431	$9,507,553	$27,884,522	$56,750,257
Dividends	587,589	—	—	—
Securities lending	64,941	—	6,637	34,623
Less foreign taxes withheld	(112,040)	(46,750)	(5,801)	—
Total investment income	138,695,921	9,460,803	27,885,358	56,784,880

Expenses
Investment management fees (Note 5)	11,850,907	1,496,135	3,951,083	4,817,266
Series I distribution and service fees (Note 5)	39,665	—	1,071	—
Series II distribution and service fees (Note 5)	820,703	—	32,258	—
Accounting and legal services fees (Note 5)	322,374	30,850	102,304	111,905
Professional fees	64,384	44,287	39,484	42,915
Printing and postage fees	7,133	22,513	8,768	3,052
Custodian fees	204,533	9,960	90,555	87,108
Trustees’ fees (Note 5)	55,232	4,302	17,374	19,711
Registration and filing fees	4,523	1,554	5,253	6,256
Guarantee fees (Note 9)	—	—	—	—
Miscellaneous	18,109	1,005	6,288	6,764
Total expenses	13,387,563	1,610,606	4,254,438	5,094,977
Net expense reduction (Note 5)	(9,093)	(2,782)	(4,778)	(3,500)
Net expenses	13,378,470	1,607,824	4,249,660	5,091,477
Net investment income (loss)	125,317,451	7,852,979	23,635,698	51,693,403

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(22,487,568)	1,101,472	17,136,860	(6,953,795)
Investments in affiliated issuers	—	—	—	—
Futures contracts	425,923	5,231	—	—
Bond forward contracts	—	—	—	—
Written options	104,282	—	—	—
Short sales	—	—	(1,077,715)	—
Swap contracts	—	—	—	—
Foreign currency transactions	85,157	—	—	—
	(21,872,206)	1,106,703	16,059,145	(6,953,795)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	337,222,143	(5,997,749)	18,076,694	209,686,019
Investments in affiliated issuers	—	—	—	—
Futures contracts	80,878	18,045	—	—
Bond forward contracts	—	—	—	—
Written options	—	—	—	—
Short sales	—	—	184,921	—
Swap contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	129,277	—	—	—
Miscellaneous receivable	—	—	—	—
	337,432,298	(5,979,704)	18,261,615	209,686,019
Net realized and unrealized gain (loss)	315,560,092	(4,873,001)	34,320,760	202,732,224

Increase (decrease) in net assets from operations	$440,877,543	$2,979,978	$57,956,458	$254,425,627

1	Period from 7-29-09 (inception date) to 12-31-09.

82

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Global Bond Trust	High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
Interest	$39,265,950	$52,897,156	$212,211,372	$31,262,780	$20,591,008	$37,919,910
Dividends	60,986	4,777,905	1,218,816	6,314,186	—	—
Securities lending	1,027	3,206	135,986	92,540	8,491	—
Less foreign taxes withheld	(84,665)	—	(221,533)	(24,832)	(10,581)	—
Total investment income	39,243,298	57,678,267	213,344,641	37,644,674	20,588,918	37,919,910

Expenses
Investment management fees (Note 5)	6,003,715	3,188,923	11,786,233	3,320,959	2,307,856	24,743,939
Series I distribution and service fees (Note 5)	45,890	—	37,706	—	82,291	1,877,876
Series II distribution and service fees (Note 5)	430,174	21,347	186,693	—	306,356	3,692,501
Accounting and legal services fees (Note 5)	138,894	76,457	290,909	66,433	63,392	850,317
Professional fees	64,110	42,126	55,235	40,437	52,033	368,360
Printing and postage fees	13,637	961	1,659	157	7,984	320,087
Custodian fees	306,056	63,360	239,553	67,631	65,687	398,313
Trustees’ fees (Note 5)	23,652	13,514	48,102	11,730	11,322	139,061
Registration and filing fees	4,867	5,643	14,835	4,063	3,675	53,320
Guarantee fees (Note 9)	—	—	—	—	—	553,903
Miscellaneous	101,436	17,349	10,479	5,301	2,204	42,977
Total expenses	7,132,431	3,429,680	12,671,404	3,516,711	2,902,800	33,040,654
Net expense reduction (Note 5)	(4,482)	(2,666)	(9,576)	(2,193)	(2,037)	(3,286,270)
Net expenses	7,127,949	3,427,014	12,661,828	3,514,518	2,900,763	29,754,384
Net investment income (loss)	32,115,349	54,251,253	200,682,813	34,130,156	17,688,155	8,165,526

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	22,617,552	11,488,548	(203,475,271)	(26,362,377)	(4,793,125)	482,053
Investments in affiliated issuers	—	—	3,162	6,256	—	—
Futures contracts	11,355,372	—	—	—	221,868	—
Bond forward contracts	—	—	—	—	840,485	—
Written options	(12,323,158)	—	—	—	—	—
Short sales	(251,589)	—	—	—	—	—
Swap contracts	(18,010,567)	—	—	—	(435,919)	—
Foreign currency transactions	18,572,332	107,919	(184,440)	(2,944)	(758,523)	—
	21,959,942	11,596,467	(203,656,549)	(26,359,065)	(4,925,214)	482,053
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	35,670,072	214,351,714	781,281,542	115,501,251	30,417,699	—
Investments in affiliated issuers	—	—	(5)	(635)	—	—
Futures contracts	(14,345,596)	—	—	—	1,016,917	—
Bond forward contracts	—	—	—	—	324,535	—
Written options	20,897,548	13,279,992	—	—	—	—
Short sales	36,209	—	—	—	—	—
Swap contracts	25,323,566	—	—	—	1,735,178	—
Translation of assets and liabilities in foreign currencies	3,273,614	(627,928)	270,449	(4,358)	39,779	—
Miscellaneous receivable	(226,018)	—	—	—	—	—
	70,629,395	227,003,778	781,551,986	115,496,258	33,534,108	—
Net realized and unrealized gain (loss)	92,589,337	238,600,245	577,895,437	89,137,193	28,608,894	482,053

Increase (decrease) in net assets from operations	$124,704,686	$292,851,498	$778,578,250	$123,267,349	$46,297,049	$8,647,579

83

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Short Term Government Income Trust[1]
Interest	$6,710,245	$33,675,290	$4,469,269	$787,263
Dividends	—	63,146	—	—
Securities lending	—	3,230	—	—
Less foreign taxes withheld	—	(2,512)	—	—
Total investment income	6,710,245	33,739,154	4,469,269	787,263

Expenses
Investment management fees (Note 5)	4,362,135	6,621,716	566,611	226,489
Series I distribution and service fees (Note 5)	—	3,881	—	—
Series II distribution and service fees (Note 5)	—	229,554	—	—
Accounting and legal services fees (Note 5)	145,269	163,514	16,759	5,810
Professional fees	99,209	64,861	39,075	47,869
Printing and postage fees	31,388	8,381	91	2,680
Custodian fees	60,016	161,011	15,254	12,342
Trustees’ fees (Note 5)	25,444	27,450	3,292	847
Registration and filing fees	16,516	4,761	1,997	2,494
Guarantee fees (Note 9)	94,201	—	—	—
Tax expenses	—	—	—	—
Miscellaneous	3,215	25,172	7,086	4,549
Total expenses	4,837,393	7,310,301	650,165	303,080
Net expense reduction (Note 5)	(2,233,497)	(3,630)	(446)	(13,399)
Net expenses	2,603,896	7,306,671	649,719	289,681
Net investment income (loss)	4,106,349	26,432,483	3,819,550	497,582

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	170,566	98,407,380	(4,550,364)	196,467
Investments in affiliated issuers	—	—	—	—
Futures contracts	—	20,872,085	—	—
Written options	—	1,013,709	—	—
Short sales	—	(329,177)	—	—
Swap contracts	—	(17,487,716)	—	—
Foreign currency transactions	—	2,895,413	—	—
	170,566	105,371,694	(4,550,364)	196,467
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	44,446,385	17,166,583	(761,004)
Investments in affiliated issuers	—	—	—	—
Futures contracts	—	(19,386,656)	—	—
Written options	—	3,294,762	—	—
Short sales	—	(153,156)	—	—
Swap contracts	—	23,393,828	—	—
Translation of assets and liabilities in foreign currencies	—	5,038,937	—	—
Miscellaneous receivable	—	(1,025,325)	—	—
	—	55,608,775	17,166,583	(761,004)
Net realized and unrealized gain (loss)	170,566	160,980,469	12,616,219	(564,537)

Increase (decrease) in net assets from operations	$4,276,915	$187,412,952	$16,435,769	($66,955)

1	Period from 1-2-09 (inception date) to 12-31-09.

84

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Spectrum Income Trust	Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
Interest	$64,795,966	$36,609,930	$49,994,647	$108,564,127	$7,946,740	$65,157,060
Dividends	5,060,103	228,607	84,651	283,432	—	52,816
Securities lending	148,971	49,608	—	670	77,146	7,277
Less foreign taxes withheld	(82,172)	(20,311)	(16,749)	—	—	—
Total investment income	69,922,868	36,867,834	50,062,549	108,848,229	8,023,886	65,217,153

Expenses
Investment management fees (Note 5)	9,322,082	4,209,479	4,073,436	17,569,217	1,990,872	4,749,699
Series I distribution and service fees (Note 5)	—	43,953	9,722	168,239	66,467	1,681
Series II distribution and service fees (Note 5)	—	169,830	29,639	765,838	240,419	14,157
Accounting and legal services fees (Note 5)	202,528	102,059	96,036	414,044	52,406	107,068
Professional fees	62,602	48,254	51,238	86,812	37,771	41,431
Printing and postage fees	449	6,982	8,551	31,633	9,890	4,848
Custodian fees	390,102	94,046	232,009	403,553	56,416	80,960
Trustees’ fees (Note 5)	32,991	17,275	16,546	66,618	9,563	18,060
Registration and filing fees	10,783	7,451	6,969	8,053	3,554	6,736
Guarantee fees (Note 9)	—	—	—	—	—	—
Tax expenses	—	—	245,090	—	—	—
Miscellaneous	10,479	27,123	4,909	136,211	45,896	4,009
Total expenses	10,032,016	4,726,452	4,774,145	19,650,218	2,513,254	5,028,649
Net expense reduction (Note 5)	(312,568)	(2,973)	(2,879)	(14,681)	(1,464)	(3,373)
Net expenses	9,719,448	4,723,479	4,771,266	19,635,537	2,511,790	5,025,276
Net investment income (loss)	60,203,420	32,144,355	45,291,283	89,212,692	5,512,096	60,191,877

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(23,847,840)	(41,283,259)	4,245,913	62,625,237	5,707,778	(12,779,685)
Investments in affiliated issuers	8,672	(3,460)	—	1,600	—	—
Futures contracts	(1,496,791)	1,095,349	(5,826,398)	56,139,723	4,636,703	—
Written options	—	1,772,524	1,147,769	(8,641,593)	353,600	—
Short sales	—	—	—	216,055	—	—
Swap contracts	17,023	—	—	38,668,389	—	—
Foreign currency transactions	4,314,451	537,274	(8,518,899)	(7,151,650)	—	—
	(21,004,485)	(37,881,572)	(8,951,615)	141,857,761	10,698,081	(12,779,685)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	166,043,188	142,594,440	121,687,726	74,224,760	10,035,907	200,461,170
Investments in affiliated issuers	(137)	—	—	—	—	—
Futures contracts	462,092	(616,895)	2,423,634	(47,583,479)	(315,286)	—
Written options	—	43,186	1,504,256	25,656,131	409,674	—
Short sales	—	—	—	886,335	—	—
Swap contracts	27,896	—	—	30,204,147	—	—
Translation of assets and liabilities in foreign currencies	(1,931,854)	1,407,063	(17,148,462)	11,855,112	—	—
Miscellaneous receivable	—	—	—	—	—	—
	164,601,185	143,427,794	108,467,154	95,243,006	10,130,295	200,461,170
Net realized and unrealized gain (loss)	143,596,700	105,546,222	99,515,539	237,100,767	20,828,376	187,681,485

Increase (decrease) in net assets from operations	$203,800,120	$137,690,577	$144,806,822	$326,313,459	$26,340,472	$247,873,362

85

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Active Bond Trust		Bond Trust	Core Bond Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Period ended 12/31/09[1]	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$125,317,451	$128,039,379	$7,852,979	$23,635,698	$12,820,825
Net realized gain (loss)	(21,872,206)	(5,171,550)	1,106,703	16,059,145	2,549,365
Change in net unrealized appreciation (depreciation)	337,432,298	(375,723,955)	(5,979,704)	18,261,615	(7,766,852)
Increase (decrease) in net assets resulting from operations	440,877,543	(252,856,126)	2,979,978	57,956,458	7,603,338
Distributions to shareholders
From net investment income
Series I	(5,625,321)	(5,125,318)	—	(52,024)	(46,193)
Series II	(23,537,048)	(21,569,328)	—	(273,602)	(408,387)
Series NAV	(98,068,769)	(103,299,322)	(2,370,733)	(21,353,118)	(13,067,224)
Total distributions	(127,231,138)	(129,993,968)	(2,370,733)	(21,678,744)	(13,521,804)
From Portfolio share transactions (Note 6)	(603,064,334)	(84,192,624)	1,428,187,182	800,545,190	(19,071,261)
Total increase (decrease)	(289,417,929)	(467,042,718)	1,428,796,427	836,822,904	(24,989,727)

Net assets
Beginning of year	2,079,291,955	2,546,334,673	—	263,127,022	288,116,749
End of year	$1,789,874,026	$2,079,291,955	$1,428,796,427	$1,099,949,926	$263,127,022

Undistributed net investment income (loss)	$22,536,817	$21,244,733	$6,901,374	$6,913,514	$1,952,509

	Floating Rate Income Trust		Global Bond Trust		High Income Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$51,693,403	$30,337,189	$32,115,349	$51,661,407	$54,251,253	$47,839,494
Net realized gain (loss)	(6,953,795)	(909,670)	21,959,942	113,753,692	11,596,467	(14,498,241)
Change in net unrealized appreciation (depreciation)	209,686,019	(171,140,015)	70,629,395	(192,074,369)	227,003,778	(263,165,111)
Increase (decrease) in net assets resulting from operations	254,425,627	(141,712,496)	124,704,686	(26,659,270)	292,851,498	(229,823,858)
Distributions to shareholders
From net investment income
Series I	—	—	(11,335,269)	(784,606)	—	—
Series II	—	—	(20,241,417)	(1,336,848)	(1,626,577)	(121,734)
Series NAV	(52,008,808)	(22,196,152)	(75,217,948)	(5,260,606)	(58,599,493)	(48,158,425)
From net realized gain
Series I	—	—	(12,700,533)	—	—	—
Series II	—	—	(22,661,872)	—	—	(7,930)
Series NAV	—	—	(83,487,036)	—	—	(3,951,112)
Total distributions	(52,008,808)	(22,196,152)	(225,644,075)	(7,382,060)	(60,226,070)	(52,239,201)
From Portfolio share transactions (Note 6)	(154,568,495)	781,628,875	166,170,426	(373,455,608)	(35,937,832)	219,879,551
Total increase (decrease)	47,848,324	617,720,227	65,231,037	(407,496,938)	196,687,596	(62,183,508)

Net assets
Beginning of year	617,720,227	—	872,746,301	1,280,243,239	374,726,281	436,909,789
End of year	$665,568,551	$617,720,227	$937,977,338	$872,746,301	$571,413,877	$374,726,281

Undistributed net investment income (loss)	$8,663,984	$8,266,272	$12,505,762	$42,388,075	$17,999,351	$6,129,877

1	Period from 7-29-09 (inception date) to 12-31-09.

86

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	High Yield Trust		Income Trust		Investment Quality Bond Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$200,682,813	$181,031,514	$34,130,156	$27,321,333	$17,688,155	$21,503,029
Net realized gain (loss)	(203,656,549)	(113,948,964)	(26,359,065)	(34,594,097)	(4,925,214)	(7,093,120)
Change in net unrealized appreciation (depreciation)	781,551,986	(642,216,748)	115,496,258	(135,510,658)	33,534,108	(24,693,361)
Increase (decrease) in net assets resulting from operations	778,578,250	(575,134,198)	123,267,349	(142,783,422)	46,297,049	(10,283,452)
Distributions to shareholders
From net investment income
Series I	(8,831,821)	(7,185,386)	—	—	(8,629,459)	(9,729,684)
Series II	(9,718,038)	(4,954,775)	—	—	(6,745,304)	(8,650,108)
Series NAV	(182,018,346)	(168,973,777)	(33,212,130)	(25,290,703)	(4,494,841)	(7,248,010)
Total distributions	(200,568,205)	(181,113,938)	(33,212,130)	(25,290,703)	(19,869,604)	(25,627,802)
From Portfolio share transactions (Note 6)	(214,925,812)	193,373,080	(797,437)	168,604,326	54,100,836	(55,474,036)
Total increase (decrease)	363,084,233	(562,875,056)	89,257,782	530,201	80,528,281	(91,385,290)

Net assets
Beginning of year	1,523,023,064	2,085,898,120	380,093,809	379,563,608	350,763,560	442,148,850
End of year	$1,886,107,297	$1,523,023,064	$469,351,591	$380,093,809	$431,291,841	$350,763,560

Undistributed net investment income (loss)	$39,343,051	$28,513,231	$8,586,734	$5,465,326	$3,398,301	$4,884,072

	Money Market Trust		Money Market Trust B		Real Return Bond Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$8,165,526	$62,289,960	$4,106,349	$13,794,823	$26,432,483	$39,668,994
Net realized gain (loss)	482,053	1,319,950	170,566	354,135	105,371,694	(44,527,466)
Change in net unrealized appreciation (depreciation)	—	—	—	—	55,608,775	(100,571,264)
Increase (decrease) in net assets resulting from operations	8,647,579	63,609,910	4,276,915	14,148,958	187,412,952	(105,429,736)
Distributions to shareholders
From net investment income
Series I	(7,668,931)	(50,762,752)	—	—	(714,210)	(63,376)
Series II	(1,207,977)	(12,895,006)	—	—	(7,887,671)	(616,432)
Series NAV	—	—	(4,418,229)	(14,203,358)	(58,687,090)	(5,327,821)
From net realized gain
Series I	—	—	—	—	(484,001)	(268,240)
Series II	—	—	—	—	(5,390,744)	(2,768,803)
Series NAV	—	—	—	—	(58,483,379)	(22,228,886)
Total distributions	(8,876,908)	(63,657,758)	(4,418,229)	(14,203,358)	(131,647,095)	(31,273,558)
From Portfolio share transactions (Note 6)	(607,406,397)	2,220,302,653	(300,770,676)	351,300,144	(720,681,555)	(21,986,917)
Total increase (decrease)	(607,635,726)	2,220,254,805	(300,911,990)	351,245,744	(664,915,698)	(158,690,211)

Net assets
Beginning of year	5,211,079,098	2,990,824,293	963,389,624	612,143,880	1,063,457,640	1,222,147,851
End of year	$4,603,443,372	$5,211,079,098	$662,477,634	$963,389,624	$398,541,942	$1,063,457,640

Undistributed net investment income (loss)	$27,103	$256,432	—	—	$7,561,179	$32,729,586

87

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Short-Term Bond Trust		Short Term Government Income Trust	Spectrum Income Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Period ended 12/31/09[1]	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$3,819,550	$9,811,262	$497,582	$60,203,420	$52,379,363
Net realized gain (loss)	(4,550,364)	(4,021,974)	196,467	(21,004,485)	(13,342,773)
Change in net unrealized appreciation (depreciation)	17,166,583	(36,015,702)	(761,004)	164,601,185	(143,532,435)
Increase (decrease) in net assets resulting from operations	16,435,769	(30,226,414)	(66,955)	203,800,120	(104,495,845)
Distributions to shareholders
From net investment income
Series NAV	(4,947,414)	(8,473,341)	(392,044)	(56,645,888)	(68,860,461)
From net realized gain
Series NAV	—	—	—	—	(5,555,900)
Total distributions	(4,947,414)	(8,473,341)	(392,044)	(56,645,888)	(74,416,361)
From Portfolio share transactions (Note 6)	(8,087,110)	(113,353,017)	160,560,162	633,446,327	148,908,349
Total increase (decrease)	3,401,245	(152,052,772)	160,101,163	780,600,559	(30,003,857)

Net assets
Beginning of year	92,204,809	244,257,581	—	1,052,963,203	1,082,967,060
End of year	$95,606,054	$92,204,809	$160,101,163	$1,833,563,762	$1,052,963,203

Undistributed net investment income (loss)	$727,033	$1,546,039	$434,792	$9,012,255	($873,622)

	Strategic Bond Trust		Strategic Income Trust		Total Return Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$32,144,355	$46,309,190	$45,291,283	$31,389,065	$89,212,692	$93,006,293
Net realized gain (loss)	(37,881,572)	9,952,870	(8,951,615)	11,766,028	141,857,761	128,973,832
Change in net unrealized appreciation (depreciation)	143,427,794	(169,383,675)	108,467,154	(85,508,582)	95,243,006	(166,606,967)
Increase (decrease) in net assets resulting from operations	137,690,577	(113,121,615)	144,806,822	(42,353,489)	326,313,459	55,373,158
Distributions to shareholders
From net investment income
Series I	(7,094,170)	(7,561,474)	(1,427,031)	(1,754,106)	(13,507,562)	(16,264,551)
Series II	(5,513,925)	(5,237,712)	(754,609)	(1,301,902)	(12,099,121)	(12,467,721)
Series NAV	(33,396,202)	(35,741,377)	(33,844,091)	(54,949,360)	(92,096,220)	(75,990,224)
From net realized gain
Series I	—	—	—	—	(15,912,065)	(3,714,536)
Series II	—	—	—	—	(13,890,919)	(2,789,923)
Series NAV	—	—	—	—	(81,815,363)	(18,044,890)
Total distributions	(46,004,297)	(48,540,563)	(36,025,731)	(58,005,368)	(229,321,250)	(129,271,845)
From Portfolio share transactions (Note 6)	(128,621,646)	41,251,172	(107,639,130)	151,104,589	1,063,360,172	(91,220,839)
Total increase (decrease)	(36,935,366)	(120,411,006)	1,141,961	50,745,732	1,160,352,381	(165,119,526)

Net assets
Beginning of year	591,149,155	711,560,161	544,288,942	493,543,210	2,113,553,138	2,278,672,664
End of year	$554,213,789	$591,149,155	$545,430,903	$544,288,942	$3,273,905,519	$2,113,553,138

Undistributed net investment income (loss)	$5,009,184	$11,205,664	$11,171,327	$357,321	$47,141,357	$41,466,182

1	Period from 1-2-09 (inception date) to 12-31-09.

88

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	U.S. Government Securities Trust		U.S. High Yield Bond Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$5,512,096	$10,224,585	$60,191,877	$39,228,602
Net realized gain (loss)	10,698,081	15,081,433	(12,779,685)	(16,260,295)
Change in net unrealized appreciation (depreciation)	10,130,295	(31,390,515)	200,461,170	(140,347,705)
Increase (decrease) in net assets resulting from operations	26,340,472	(6,084,497)	247,873,362	(117,379,398)
Distributions to shareholders
From net investment income
Series I	(3,863,476)	(5,556,637)	(264,398)	(48,167)
Series II	(2,780,477)	(3,341,494)	(555,859)	(129,333)
Series NAV	(2,260,266)	(3,692,217)	(58,735,121)	(36,608,019)
From net realized gain
Series I	(3,422,059)	—	—	—
Series II	(2,435,774)	—	—	—
Series NAV	(2,489,821)	—	—	—
Total distributions	(17,251,873)	(12,590,348)	(59,555,378)	(36,785,519)
From Portfolio share transactions (Note 6)	(55,653,626)	(2,839,736)	(96,842,369)	268,888,832
Total increase (decrease)	(46,565,027)	(21,514,581)	91,475,615	114,723,915

Net assets
Beginning of year	324,636,487	346,151,068	560,641,631	445,917,716
End of year	$278,071,460	$324,636,487	$652,117,246	$560,641,631

Undistributed net investment income (loss)	$1,242,721	$1,954,597	$8,770,008	$8,164,625

89

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2009	7.91	0.56	[1]	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80	[2,3]	0.68	[4]	0.68		6.33		83		78	[5]
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)[2,3]		0.69	[4]	0.69		5.36		79		100	[5]
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2,3]	0.68	[4]	0.68		5.26		117		140	[5]
12-31-2006	9.73	0.44	[1]	(0.02)	0.42	(0.27)	—	—	(0.27)	9.88	4.42	[2,3,6]	0.69	[4]	0.69		4.53		139		207
12-31-2005[7]	9.60	0.29	[1]	(0.14)	0.15	—	(0.02)	—	(0.02)	9.73	1.59	[2,8]	0.72	[9]	0.72	[9]	4.33	[9]	166		305	[10]
SERIES II
12-31-2009	7.91	0.54	[1]	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54	[2,3]	0.88	[4]	0.88		6.12		365		78	[5]
12-31-2008	9.40	0.47	[1]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)[2,3]		0.89	[4]	0.89		5.15		315		100	[5]
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2,3]	0.88	[4]	0.88		5.06		559		140	[5]
12-31-2006	9.72	0.41	[1]	(0.01)	0.40	(0.25)	—	—	(0.25)	9.87	4.21	[2,3,6]	0.89	[4]	0.89		4.28		553		207
12-31-2005[7]	9.60	0.28	[1]	(0.14)	0.14	—	(0.02)	—	(0.02)	9.72	1.49	[2,8]	0.92	[9]	0.92	[9]	4.25	[9]	559		305	[10]
SERIES NAV
12-31-2009	7.91	0.56	[1]	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86	[2,3]	0.63	[4]	0.63		6.39		1,342		78	[5]
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)[2,3]		0.64	[4]	0.64		5.44		1,685		100	[5]
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2,3]	0.63	[4]	0.63		5.31		1,871		140	[5]
12-31-2006	9.73	0.40	[1]	0.03	0.43	(0.27)	—	—	(0.27)	9.89	4.54	[2,3,6]	0.64	[4]	0.64		4.18		1,774		207
12-31-2005[11]	9.63	0.43	[1]	(0.19)	0.24	(0.12)	(0.02)	—	(0.14)	9.73	2.54	[2]	0.70		0.70		4.41		1,220		305	[10]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 141% for 12-31-09, 255% for 12-31-08 and 284% for 12-31-07. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. The inception date for Series I and Series II shares is 4-29-05. 8. Not annualized. 9. Annualized. 10. Excludes merger activity. 11. Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.

Bond Trust
SERIES NAV
12-31-2009[1]	12.50	0.18	[2]	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[3,4,5]	0.67	[6,7]	0.67	[6]	3.31	[6]	1,429		67
1. The inception date for Series NAV shares is 7-29-09. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown.

Core Bond Trust
SERIES I
12-31-2009	12.33	0.48	[1]	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	[2,3]	0.74	[5]	0.74		3.72		2		462	[4]
12-31-2008	12.55	0.56	[1]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	[2,3]	0.85	[5]	0.85		4.52		1		467	[4]
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2,3]	0.80	[5]	0.79		4.71		—	[6]	336	[4]
12-31-2006	12.64	0.56	[1]	(0.11)	0.45	(0.41)	—	—	(0.41)	12.68	3.72	[2,3]	0.84	[5]	0.84		4.50		—	[6]	359
12-31-2005[7]	12.50	0.34	[1]	(0.20)	0.14	—	—	—	—	12.64	1.12	[8]	0.93	[9]	0.93	[9]	4.01	[9]	—	[6]	619	[8]
SERIES II
12-31-2009	12.33	0.46	[1]	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	[2,3]	0.93	[5]	0.93		3.53		12		462	[4]
12-31-2008	12.54	0.53	[1]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	[2,3]	1.03	[5]	1.03		4.28		9		467	[4]
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2,3]	1.00	[5]	1.00		4.50		4		336	[4]
12-31-2006	12.61	0.53	[1]	(0.09)	0.44	(0.39)	—	—	(0.39)	12.66	3.61	[2,3]	1.04	[5]	1.04		4.28		2		359
12-31-2005[7]	12.50	0.31	[1]	(0.20)	0.11	—	—	—	—	12.61	0.88	[8]	1.11	[9]	1.11	[9]	3.49	[9]	1		619	[8]
SERIES NAV
12-31-2009	12.30	0.47	[1]	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	[2,3]	0.65	[5]	0.65		3.64		1,086		462	[4]
12-31-2008	12.52	0.57	[1]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	[2,3]	0.77	[5]	0.77		4.50		253		467	[4]
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2,3]	0.75	[5]	0.74		4.75		284		336	[4]
12-31-2006	12.62	0.56	[1]	(0.10)	0.46	(0.42)	—	—	(0.42)	12.66	3.84	[2,3]	0.79	[5]	0.79		4.48		222		359
12-31-2005[7]	12.50	0.30	[1]	(0.18)	0.12	—	—	—	—	12.62	0.96	[8]	0.82	[9]	0.82	[9]	3.55	[9]	153		619	[8]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 924% for 12-31-2009, 1,049% for 12-31-2008 and 621% for 12-31-2007. 5. Does not take into consideration expense reductions during the periods shown. 6. Less than $500,000. 7. The inception date for Series I, Series II and Series NAV shares is 4-29-05. 8. Not annualized. 9. Annualized.

90

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Floating Rate Income Trust
SERIES NAV
12-31-2009	9.19	0.85	[1]	3.30	4.15	(0.95)	—	—	(0.95)	12.39	45.57	[2,3]	0.73	[5]	0.73		7.43		666	53
12-31-2008[4]	12.50	0.79	[1]	(3.75)	(2.96)	(0.35)	—	—	(0.35)	9.19	(23.61)[2,3]		0.76	[5]	0.76		6.79		618	18
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception date for Series NAV shares is 1-2-08. 5. Does not take into consideration expense reductions during the periods shown.

Global Bond Trust
SERIES I
12-31-2009	14.44	0.47	[1]	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	[2,3]	0.83	[5]	0.83		3.76		96	280	[4]
12-31-2008	15.20	0.72	[1]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)[2,3]		0.89	[5]	0.89		4.69		99	487	[4]
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2,3]	0.86	[5,6]	0.86	[6]	3.96		117	325	[4]
12-31-2006	14.37	0.53	[1]	0.22	0.75	—	(0.19)	—	(0.19)	14.93	5.27	[2,3,7]	0.85	[5,8]	0.85	[8]	3.61		115	204
12-31-2005	16.28	0.44	[1]	(1.49)	(1.05)	(0.73)	(0.13)	—	(0.86)	14.37	(6.66)[2]		0.86		0.86		2.89		132	327	[9]
SERIES II
12-31-2009	14.37	0.44	[1]	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	[2,3]	1.03	[5]	1.03		3.54		195	280	[4]
12-31-2008	15.15	0.68	[1]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)[2,3]		1.09	[5]	1.09		4.48		172	487	[4]
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2,3]	1.06	[5,6]	1.06	[6]	3.78		234	325	[4]
12-31-2006	14.34	0.50	[1]	0.22	0.72	—	(0.19)	—	(0.19)	14.87	5.07	[2,3,7]	1.05	[5,8]	1.05	[8]	3.44		200	204
12-31-2005	16.20	0.41	[1]	(1.47)	(1.06)	(0.67)	(0.13)	—	(0.80)	14.34	(6.77)[2]		1.06		1.06		2.67		143	327	[9]
SERIES NAV
12-31-2009	14.41	0.47	[1]	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	[2,3]	0.78	[5]	0.78		3.80		647	280	[4]
12-31-2008	15.16	0.72	[1]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)[2,3]		0.84	[5]	0.84		4.72		602	487	[4]
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2,3]	0.81	[5,6]	0.81	[6]	4.04		929	325	[4]
12-31-2006	14.34	0.54	[1]	0.22	0.76	—	(0.19)	—	(0.19)	14.91	5.35	[2,3,7]	0.80	[5,8]	0.80	[8]	3.69		733	204
12-31-2005[10]	16.11	0.40	[1]	(1.26)	(0.86)	(0.78)	(0.13)	—	(0.91)	14.34	(5.58)[2,11]		0.80	[12]	0.80	[12]	3.16	[12]	520	327	[9]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 469% for 12-31-2009, 800% for 12-31-2008 and 877% for 12-31-2007. Prior years include the effect of TBA transactions. 5. Does not take into consideration expense reductions during the periods shown. 6. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. Includes interest expense on securities sold short. The interest expense amounted to less than 0.01% of average net assets. 9. Excludes merger activity. 10. The inception date for Series NAV shares is 2-28-05. 11. Not annualized. 12. Annualized.

High Income Trust
SERIES II
12-31-2009	5.86	0.84	[1]	3.83	4.67	(1.03)	—	—	(1.03)	9.50	82.08	[2,3]	0.97	[4]	0.97		11.25		20	108
12-31-2008	11.99	1.09	[1]	(6.23)	(5.14)	(0.88)	(0.11)	—	(0.99)	5.86	(43.53)[2,3]		0.99	[4]	0.98		11.49		2	47
12-31-2007[5]	14.13	0.61	[1]	(1.61)	(1.00)	(0.61)	(0.53)	—	(1.14)	11.99	(7.03)[2,3,6]		0.97	[4,7]	0.97	[7]	6.58	[7]	1	73
SERIES NAV
12-31-2009	5.81	0.87	[1]	3.79	4.66	(1.05)	—	—	(1.05)	9.42	82.67	[2,3]	0.72	[4]	0.72		11.50		551	108
12-31-2008	11.98	1.09	[1]	(6.25)	(5.16)	(0.90)	(0.11)	—	(1.01)	5.81	(43.65)[2,3]		0.74	[4]	0.73		11.35		373	47
12-31-2007	14.24	0.90	[1]	(1.34)	(0.44)	(1.23)	(0.59)	—	(1.82)	11.98	(3.40)[2,3]		0.72	[4]	0.72		6.41		436	73
12-31-2006[5]	12.50	0.60	[1]	1.14	1.74	—	—	—	—	14.24	13.92	[3,6]	0.74	[4,7]	0.74	[7]	6.87	[7]	347	81	[6]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series II and Series NAV shares is 5-1-07 and 4-28-06, respectively. 6. Not annualized. 7. Annualized.

91

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust
SERIES I
12-31-2009	5.89	0.81	[1]	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	[2,3]	0.75	[4]	0.75		11.16		88	95
12-31-2008	9.50	0.86	[1]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)[2,3]		0.77	[4]	0.77		9.96		63	61
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[2,3]	0.75	[4]	0.75		7.86		110	75	[5]
12-31-2006	10.32	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.66	10.37	[2,3,6]	0.76	[4]	0.76		7.53		154	90
12-31-2005	10.51	0.76	[1]	(0.40)	0.36	(0.55)	—	—	(0.55)	10.32	3.70	[2]	0.78		0.78		7.41		179	92	[7]
SERIES II
12-31-2009	5.93	0.81	[1]	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	[2,3]	0.95	[4]	0.95		10.92		100	95
12-31-2008	9.55	0.85	[1]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)[2,3]		0.97	[4]	0.97		9.78		57	61
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[2,3]	0.95	[4]	0.95		7.69		76	75	[5]
12-31-2006	10.35	0.75	[1]	0.26	1.01	(0.66)	—	—	(0.66)	10.70	10.24	[2,3,6]	0.96	[4]	0.96		7.33		101	90
12-31-2005	10.45	0.74	[1]	(0.39)	0.35	(0.45)	—	—	(0.45)	10.35	3.56	[2]	0.98		0.98		7.13		109	92	[7]
SERIES NAV
12-31-2009	5.86	0.81	[1]	2.33	3.14	(0.88)	—	—	(0.88)	8.12	54.50	[2,3]	0.70	[4]	0.70		11.23		1,698	95
12-31-2008	9.46	0.86	[1]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)[2,3]		0.72	[4]	0.72		10.17		1,404	61
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—	—	(1.35)	9.46	1.64	[2,3]	0.70	[4]	0.70		8.07		1,900	75	[5]
12-31-2006	10.29	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.63	10.46	[2,3,6]	0.71	[4]	0.71		7.57		1,526	90
12-31-2005[8]	10.63	0.64	[1]	(0.38)	0.26	(0.60)	—	—	(0.60)	10.29	2.70	[2,9]	0.72	[10]	0.72	[10]	7.58	[10]	1,349	92	[7]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rate including the effect of “TBA” (to be announced) for the period ended was as follows: 75% for 12-31-07. Prior years include the effect of TBA transactions. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. The inception date for Series NAV shares is 2-28-05. 9. Not annualized. 10. Annualized.

Income Trust
SERIES NAV
12-31-2009	8.06	0.76	[1]	2.02	2.78	(0.75)	—	—	(0.75)	10.09	35.07	[2,3]	0.86	[4]	0.86		8.33		469	69
12-31-2008	12.13	0.70	[1]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)[2,3]		0.87	[4]	0.87		6.59		380	42
12-31-2007[5]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—	—	(0.14)	12.13	(1.85)[2,3,6]		0.86	[4,7]	0.86	[7]	5.38	[7]	380	129	[6]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 5-1-07. 6. Not annualized.
7. Annualized.

Investment Quality Bond Trust
SERIES I
12-31-2009	10.36	0.50	[1]	0.78	1.28	(0.55)	—	—	(0.55)	11.09	12.45	[2,3]	0.70	[4]	0.70		4.60		191	20
12-31-2008	11.30	0.56	[1]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)[2,3]		0.73	[4]	0.73		5.08		139	105
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—	—	(1.06)	11.30	6.21	[2,3]	0.71	[4]	0.71		5.08		164	70
12-31-2006	11.98	0.55	[1]	(0.16)	0.39	(0.71)	—	—	(0.71)	11.66	3.57	[2,3]	0.72	[4]	0.72		4.79		183	28
12-31-2005	12.41	0.61	[1]	(0.34)	0.27	(0.70)	—	—	(0.70)	11.98	2.26	[2]	0.74		0.74		5.08		227	30
SERIES II
12-31-2009	10.37	0.48	[1]	0.76	1.24	(0.52)	—	—	(0.52)	11.09	12.09	[2,3]	0.90	[4]	0.90		4.40		163	20
12-31-2008	11.29	0.54	[1]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)[2,3]		0.93	[4]	0.93		4.88		113	105
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—	—	(1.01)	11.29	5.92	[2,3]	0.91	[4]	0.91		4.89		161	70
12-31-2006	11.96	0.53	[1]	(0.16)	0.37	(0.69)	—	—	(0.69)	11.64	3.36	[2,3]	0.92	[4]	0.92		4.60		143	28
12-31-2005	12.37	0.59	[1]	(0.35)	0.24	(0.65)	—	—	(0.65)	11.96	2.03	[2]	0.94		0.94		4.90		90	30
SERIES NAV
12-31-2009	10.34	0.50	[1]	0.77	1.27	(0.55)	—	—	(0.55)	11.06	12.43	[2,3]	0.65	[4]	0.65		4.67		77	20
12-31-2008	11.27	0.57	[1]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)[2,3]		0.68	[4]	0.68		5.14		99	105
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—	—	(1.07)	11.27	6.13	[2,3]	0.66	[4]	0.66		5.13		117	70
12-31-2006	11.97	0.55	[1]	(0.15)	0.40	(0.72)	—	—	(0.72)	11.65	3.65	[2,3]	0.67	[4]	0.67		4.82		96	28
12-31-2005[5]	12.45	0.52	[1]	(0.28)	0.24	(0.72)	—	—	(0.72)	11.97	2.06	[2,6]	0.67	[7]	0.67	[7]	5.14	[7]	59	30
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 2-28-05. 6. Not annualized.
7. Annualized.

92

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust
SERIES I
12-31-2009	10.00	0.02	[1]	—	0.02	(0.02)	—	—	(0.02)	10.00	0.20	[2,3]	0.57	[4]	0.53		0.19		3,383	—
12-31-2008	10.00	0.18	[1]	—	0.18	(0.18)	—	—	(0.18)	10.00	1.76	[2,3]	0.58	[4]	0.58		1.66		3,708	—
12-31-2007	10.00	0.45	[1]	—	0.45	(0.45)	—	—	(0.45)	10.00	4.56	[2,3]	0.56	[4]	0.55		4.43		2,504	—
12-31-2006	10.00	0.44	[1]	—	0.44	(0.44)	—	—	(0.44)	10.00	4.43	[2,3]	0.56	[4]	0.56		4.36		2,316	—
12-31-2005	10.00	0.26	[1]	—	0.26	(0.26)	—	—	(0.26)	10.00	2.60	[2]	0.56		0.56		2.63		2,113	—
SERIES II
12-31-2009	10.00	0.01	[1]	—	0.01	(0.01)	—	—	(0.01)	10.00	0.08	[2,3]	0.77	[4]	0.66		0.07		1,221	—
12-31-2008	10.00	0.16	[1]	—	0.16	(0.16)	—	—	(0.16)	10.00	1.56	[2,3]	0.78	[4]	0.78		1.36		1,503	—
12-31-2007	10.00	0.43	[1]	—	0.43	(0.43)	—	—	(0.43)	10.00	4.35	[2,3]	0.76	[4]	0.75		4.22		487	—
12-31-2006	10.00	0.42	[1]	—	0.42	(0.42)	—	—	(0.42)	10.00	4.23	[2,3]	0.76	[4]	0.76		4.22		339	—
12-31-2005	10.00	0.25	[1]	—	0.25	(0.25)	—	—	(0.25)	10.00	2.50	[2]	0.76		0.76		2.47		231	—
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown.

Money Market Trust B
SERIES NAV
12-31-2009	1.00	—	[1,2]	—	—	— [2]	—	—	— [2]	1.00	0.48	[3,4]	0.54	[5]	0.29		0.46		662	—
12-31-2008	1.00	0.02	[1]	—	0.02	(0.02)	—	—	(0.02)	1.00	2.11	[3,4]	0.53	[5]	0.29		1.97		963	—
12-31-2007	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.82	[3,4]	0.51	[5]	0.28		4.67		612	—
12-31-2006	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.70	[3,4]	0.51	[5]	0.28		4.61		480	—
12-31-2005[6]	1.00	0.03	[1]	—	0.03	(0.03)	—	—	(0.03)	1.00	2.97	[3,4]	0.50	[5]	0.28		2.91		442	—
1. Based on the average daily shares outstanding. 2. Less than $0.005 per share. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.

Real Return Bond Trust
SERIES I
12-31-2009	11.66	0.32	[1]	1.80	2.12	(1.08)	(0.72)	—	(1.80)	11.98	19.47	[2,3]	0.77	[4]	0.77		2.66		8	572
12-31-2008	13.54	0.49	[1]	(1.96)	(1.47)	(0.08)	(0.33)	—	(0.41)	11.66	(11.28)[2,3]		0.83	[4,5]	0.83	[5]	3.69		9	1,032	[6]
12-31-2007	12.99	0.70	[1]	0.76	1.46	(0.91)	—	—	(0.91)	13.54	11.49	[2,3]	0.80	[4,5]	0.79	[5]	5.31		10	911	[6]
12-31-2006	13.55	0.54	[1]	(0.52)	0.02	(0.33)	(0.25)	—	(0.58)	12.99	0.23	[2,3]	0.82	[4,5]	0.82	[5]	4.09		5	989
12-31-2005	14.00	0.27	[1]	(0.08)	0.19	—	(0.64)	—	(0.64)	13.55	1.44	[2]	0.81		0.81		1.93		4	1,239
SERIES II
12-31-2009	11.55	0.29	[1]	1.78	2.07	(1.05)	(0.72)	—	(1.77)	11.85	19.22	[2,3]	0.97	[4]	0.97		2.44		95	572
12-31-2008	13.45	0.46	[1]	(1.96)	(1.50)	(0.07)	(0.33)	—	(0.40)	11.55	(11.54)[2,3]		1.03	[4,5]	1.03	[5]	3.50		87	1,032	[6]
12-31-2007	12.88	0.67	[1]	0.76	1.43	(0.86)	—	—	(0.86)	13.45	11.35	[2,3]	1.00	[4,5]	0.99	[5]	5.13		100	911	[6]
12-31-2006	13.45	0.50	[1]	(0.51)	(0.01)	(0.31)	(0.25)	—	(0.56)	12.88	(0.04)[2,3]		1.02	[4,5]	1.02	[5]	3.84		108	989
12-31-2005	13.95	0.29	[1]	(0.13)	0.16	(0.02)	(0.64)	—	(0.66)	13.45	1.21	[2]	1.02		1.02		2.14		145	1,239
SERIES NAV
12-31-2009	11.55	0.32	[1]	1.78	2.10	(1.08)	(0.72)	—	(1.80)	11.85	19.54	[2,3]	0.72	[4]	0.72		2.72		295	572
12-31-2008	13.42	0.48	[1]	(1.94)	(1.46)	(0.08)	(0.33)	—	(0.41)	11.55	(11.30)[2,3]		0.78	[4,5]	0.78	[5]	3.71		967	1,032	[6]
12-31-2007	12.88	0.70	[1]	0.76	1.46	(0.92)	—	—	(0.92)	13.42	11.61	[2,3]	0.75	[4,5]	0.74	[5]	5.38		1,112	911	[6]
12-31-2006	13.45	0.54	[1]	(0.52)	0.02	(0.34)	(0.25)	—	(0.59)	12.88	0.20	[2,3]	0.77	[4,5]	0.77	[5]	4.15		872	989
12-31-2005[7]	13.93	0.31	[1]	(0.05)	0.26	(0.10)	(0.64)	—	(0.74)	13.45	1.95	[2,8]	0.76	[9]	0.76	[9]	2.70	[9]	542	1,239
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets. 6. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 1,169% for 12-31-08 and 1,037% for 12-31-07. Prior years include the effect of TBA transactions. 7. The inception date for Series NAV shares is 2-28-05. 8. Not annualized. 9. Annualized.

93

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Short-Term Bond Trust
SERIES NAV
12-31-2009	6.97	0.30	[1]	1.02	1.32	(0.41)	—	—	(0.41)	7.88	19.21	[2,3]	0.69	[4]	0.69		4.04		96	39
12-31-2008	9.44	0.44	[1]	(2.23)	(1.79)	(0.68)	—	—	(0.68)	6.97	(18.92)[2,3]		0.66	[4]	0.66		4.81		92	47
12-31-2007	10.08	0.45	[1]	(0.12)	0.33	(0.93)	—	(0.04)	(0.97)	9.44	3.35	[2,3]	0.60	[4]	0.60		4.55		244	60
12-31-2006	9.98	0.41	[1]	0.03	0.44	(0.34)	—	—	(0.34)	10.08	4.55	[2,3,5]	0.62	[4]	0.62		4.15		297	99
12-31-2005[6]	9.93	0.31	[1]	(0.11)	0.20	(0.15)	—	—	(0.15)	9.98	2.07	[2]	0.72		0.72		3.08		207	36
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust.

Short Term Government Income Trust
SERIES NAV
12-31-2009[1]	12.50	0.16	[2]	0.09	0.25	(0.04)	—	—	(0.04)	12.71	1.96	[3,4]	0.76	[5]	0.73		1.25		160	114
1. The inception date for Series NAV shares is 1-2-09. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown.

Spectrum Income Trust
SERIES NAV
12-31-2009	11.23	0.58	[1]	1.45	2.03	(0.43)	—	—	(0.43)	12.83	18.09	[2,3]	0.79	[6]	0.77		4.74		1,834	104	[4]
12-31-2008	13.31	0.61	[1]	(1.84)	(1.23)	(0.79)	(0.06)	—	(0.85)	11.23	(9.30)[2,3]		0.86	[5,6]	0.84	[5]	4.76		1,053	69	[4]
12-31-2007	13.63	0.61	[1]	0.17	0.78	(0.95)	(0.15)	—	(1.10)	13.31	5.88	[2,3]	0.88	[6]	0.86		4.48		1,083	83	[4]
12-31-2006	12.71	0.55	[1]	0.45	1.00	(0.08)	— [7]	—	(0.08)	13.63	7.90	[2,3]	0.93	[6]	0.92		4.19		867	75
12-31-2005[8]	12.50	0.09	[1]	0.12	0.21	—	—	—	—	12.71	1.68	[2,9]	0.77	[6,10]	0.75	[10]	3.84	[10]	551	21	[9]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment (if applicable). 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 150% for 12-31-2009, 121% for 12-31-2008 and 117% for 12-31-2007. 5. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84%, respectively, for the year ended 12-31-08. 6. Does not take into consideration expense reductions during the periods shown. 7. Less than $0.005 per share. 8. The inception date for Series NAV shares is 10-24-05. 9. Not annualized. 10. Annualized.

Strategic Bond Trust
SERIES I
12-31-2009	8.42	0.46	[1]	1.48	1.94	(0.76)	—	—	(0.76)	9.60	23.41	[2,3]	0.77	[5]	0.77		5.09		94	111	[4]
12-31-2008	10.91	0.71	[1]	(2.47)	(1.76)	(0.73)	—	—	(0.73)	8.42	(16.08)[2,3]		0.81	[5]	0.81		6.96		86	65	[4]
12-31-2007	12.01	0.66	[1]	(0.66)	— [6]	(1.10)	—	—	(1.10)	10.91	(0.07)[2,3]		0.79	[5]	0.79		5.71		147	83	[4]
12-31-2006	12.03	0.61	[1]	0.17	0.78	(0.80)	—	—	(0.80)	12.01	6.97	[2,3]	0.80	[5]	0.80		5.26		170	141
12-31-2005	12.05	0.52	[1]	(0.21)	0.31	(0.33)	—	—	(0.33)	12.03	2.70	[2]	0.81		0.81		4.35		188	59
SERIES II
12-31-2009	8.43	0.44	[1]	1.48	1.92	(0.74)	—	—	(0.74)	9.61	23.12	[2,3]	0.97	[5]	0.97		4.84		78	111	[4]
12-31-2008	10.91	0.69	[1]	(2.46)	(1.77)	(0.71)	—	—	(0.71)	8.43	(16.22)[2,3]		1.01	[5]	1.01		6.77		60	65	[4]
12-31-2007	12.00	0.64	[1]	(0.67)	(0.03)	(1.06)	—	—	(1.06)	10.91	(0.35)[2,3]		0.99	[5]	0.99		5.51		99	83	[4]
12-31-2006	12.01	0.59	[1]	0.18	0.77	(0.78)	—	—	(0.78)	12.00	6.86	[2,3]	1.00	[5]	1.00		5.07		111	141
12-31-2005	11.98	0.49	[1]	(0.20)	0.29	(0.26)	—	—	(0.26)	12.01	2.44	[2]	1.01		1.01		4.09		114	59
SERIES NAV
12-31-2009	8.39	0.47	[1]	1.47	1.94	(0.77)	—	—	(0.77)	9.56	23.44	[2,3]	0.72	[5]	0.72		5.20		382	111	[4]
12-31-2008	10.88	0.71	[1]	(2.46)	(1.75)	(0.74)	—	—	(0.74)	8.39	(16.06)[2,3]		0.76	[5]	0.76		7.05		445	65	[4]
12-31-2007	11.98	0.67	[1]	(0.66)	0.01	(1.11)	—	—	(1.11)	10.88	0.03	[2,3]	0.74	[5]	0.74		5.79		466	83	[4]
12-31-2006	12.00	0.61	[1]	0.18	0.79	(0.81)	—	—	(0.81)	11.98	7.05	[2,3]	0.75	[5]	0.75		5.24		335	141
12-31-2005[7]	12.11	0.46	[1]	(0.20)	0.26	(0.37)	—	—	(0.37)	12.00	2.25	[2,8]	0.74	[9]	0.74	[9]	4.55	[9]	401	59
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 281% for 12-31-09, 300% for 12-31-08 and 463% for 12-31-07. 5. Does not take into consideration expense reductions during the periods shown. 6. Less than $0.005 per share. 7. The inception date for Series NAV shares is 2-28-05. 8. Not annualized. 9. Annualized.

94

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Trust
SERIES I
12-31-2009	11.20	0.95	[1]	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	[2,3]	0.85	[4,6]	0.85	[4]	7.67	[4]	28	87
12-31-2008	13.73	0.81	[1]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)[2,3]		0.82	[6]	0.81		6.17		16	40	[5]
12-31-2007	13.24	0.77	[1]	0.01	0.78	(0.29)	—	—	(0.29)	13.73	5.87	[2,3]	0.83	[6]	0.83		5.62		14	80	[5]
12-31-2006	13.15	0.59	[1]	(0.05)	0.54	(0.45)	— [7]	—	(0.45)	13.24	4.13	[2,3]	0.90	[6]	0.90		4.42		10	125
12-31-2005	13.41	0.45	[1]	(0.17)	0.28	(0.51)	(0.03)	—	(0.54)	13.15	2.13	[2]	1.07		1.07		3.30		11	33
SERIES II
12-31-2009	11.22	0.92	[1]	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	[2,3]	1.05	[4,6]	1.05	[4]	7.43	[4]	14	87
12-31-2008	13.74	0.78	[1]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)[2,3]		1.02	[6]	1.01		5.89		10	40	[5]
12-31-2007	13.27	0.73	[1]	— [7]	0.73	(0.26)	—	—	(0.26)	13.74	5.54	[2,3]	1.03	[6]	1.03		5.37		17	80	[5]
12-31-2006	13.15	0.56	[1]	(0.05)	0.51	(0.39)	— [7]	—	(0.39)	13.27	3.95	[2,3]	1.10	[6]	1.10		4.22		20	125
12-31-2005	13.41	0.42	[1]	(0.16)	0.26	(0.49)	(0.03)	—	(0.52)	13.15	1.92	[2]	1.27		1.27		3.09		22	33
SERIES NAV
12-31-2009	11.18	0.94	[1]	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	[2,3]	0.80	[4,6]	0.80	[4]	7.64	[4]	504	87
12-31-2008	13.71	0.82	[1]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)[2,3]		0.77	[6]	0.76		6.23		518	40	[5]
12-31-2007	13.23	0.77	[1]	— [7]	0.77	(0.29)	—	—	(0.29)	13.71	5.84	[2,3]	0.78	[6]	0.78		5.65		463	80	[5]
12-31-2006	13.15	0.60	[1]	(0.06)	0.54	(0.46)	— [7]	—	(0.46)	13.23	4.15	[2,3]	0.80	[6]	0.80		4.56		335	125
12-31-2005[8]	13.33	0.29	[1]	0.07	0.36	(0.51)	(0.03)	—	(0.54)	13.15	2.75	[2,9]	1.03	[10]	1.03	[10]	2.96	[10]	—[11]	33
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense increased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%. 5. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 46% for 12-31-08 and 86% for 12-31-07. Prior years include the effect of TBA transactions. 6. Does not take into consideration expense reductions during the periods shown. 7. Less than $0.005 per share. 8. The inception date for Series NAV shares is 4-29-05. 9. Not annualized. 10. Annualized. 11. Less than $500,000.

Total Return Trust
SERIES I
12-31-2009	13.47	0.49	[1]	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59	[2,3]	0.77	[5]	0.77		3.52		348	245	[4]
12-31-2008	13.92	0.57	[1]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	[2,3]	0.80	[5]	0.79		4.10		327	145	[4]
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2,3]	0.81	[5,6,7]	0.81	[6,7]	4.67		339	196	[4]
12-31-2006	13.81	0.57	[1]	(0.08)	0.49	(0.47)	—	—	(0.47)	13.83	3.67	[2,3]	0.81	[5]	0.81		4.21		368	254
12-31-2005	14.17	0.44	[1]	(0.11)	0.33	(0.34)	(0.35)	—	(0.69)	13.81	2.40	[2]	0.82		0.82		3.18		438	409	[8]
SERIES II
12-31-2009	13.46	0.45	[1]	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28	[2,3]	0.97	[5]	0.97		3.30		344	245	[4]
12-31-2008	13.90	0.54	[1]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	[2,3]	1.00	[5]	0.99		3.90		264	145	[4]
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2,3]	1.01	[5,6,7]	1.01	[6,7]	4.47		236	196	[4]
12-31-2006	13.78	0.54	[1]	(0.09)	0.45	(0.44)	—	—	(0.44)	13.79	3.42	[2,3]	1.01	[5]	1.01		4.01		248	254
12-31-2005	14.11	0.41	[1]	(0.10)	0.31	(0.29)	(0.35)	—	(0.64)	13.78	2.25	[2]	1.01		1.01		2.92		286	409	[8]
SERIES NAV
12-31-2009	13.43	0.48	[1]	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62	[2,3]	0.72	[5]	0.72		3.47		2,582	245	[4]
12-31-2008	13.88	0.57	[1]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	[2,3]	0.75	[5]	0.74		4.15		1,522	145	[4]
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2,3]	0.76	[5,6,7]	0.76	[6,7]	4.73		1,704	196	[4]
12-31-2006	13.79	0.58	[1]	(0.09)	0.49	(0.48)	—	—	(0.48)	13.80	3.66	[2,3]	0.76	[5]	0.76		4.27		1,319	254
12-31-2005[9]	14.16	0.43	[1]	(0.08)	0.35	(0.37)	(0.35)	—	(0.72)	13.79	2.56	[2,10]	0.76	[11]	0.76	[11]	3.71	[11]	834	409	[8]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 562% for 12-31-09, 476% for 12-31-08 and 286% for 12-31-07. Prior years include the effect of TBA transactions. 5. Does not take into consideration expense reductions during the periods shown. 6. Includes interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets. 7. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 8. Excludes merger activity. 9. The inception date for Series NAV shares is 2-28-05. 10. Not annualized. 11. Annualized.

95

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
U.S. Government Securities Trust
SERIES I
12-31-2009	12.17	0.21	[1]	0.79	1.00	(0.39)	(0.31)	—	(0.70)	12.47	8.39	[2,3]	0.74	[4]	0.74		1.73		124		116	[5]
12-31-2008	12.83	0.37	[1]	(0.55)	(0.18)	(0.48)	—	—	(0.48)	12.17	(1.41)[2,3]		0.75	[4]	0.74		2.95		140		44	[5]
12-31-2007	13.53	0.59	[1]	(0.17)	0.42	(1.12)	—	—	(1.12)	12.83	3.15	[2,3]	0.73	[4]	0.73		4.47		163		108	[5]
12-31-2006	13.64	0.56	[1]	0.01	0.57	(0.68)	—	—	(0.68)	13.53	4.39	[2,3]	0.75	[4]	0.75		4.20		181		57
12-31-2005	13.93	0.37	[1]	(0.16)	0.21	(0.24)	(0.26)	—	(0.50)	13.64	1.58	[2]	0.74		0.74		2.74		218		26
SERIES II
12-31-2009	12.18	0.19	[1]	0.79	0.98	(0.36)	(0.31)	—	(0.67)	12.49	8.22	[2,3]	0.94	[4]	0.94		1.50		98		116	[5]
12-31-2008	12.84	0.34	[1]	(0.55)	(0.21)	(0.45)	—	—	(0.45)	12.18	(1.64)[2,3]		0.95	[4]	0.94		2.69		93		44	[5]
12-31-2007	13.52	0.57	[1]	(0.18)	0.39	(1.07)	—	—	(1.07)	12.84	2.93	[2,3]	0.93	[4]	0.93		4.26		81		108	[5]
12-31-2006	13.63	0.53	[1]	0.01	0.54	(0.65)	—	—	(0.65)	13.52	4.19	[2,3]	0.95	[4]	0.95		4.00		85		57
12-31-2005	13.88	0.35	[1]	(0.15)	0.20	(0.19)	(0.26)	—	(0.45)	13.63	1.45	[2]	0.94		0.94		2.53		103		26
SERIES NAV
12-31-2009	12.12	0.24	[1]	0.77	1.01	(0.40)	(0.31)	—	(0.71)	12.42	8.48	[2,3]	0.69	[4]	0.69		1.92		56		116	[5]
12-31-2008	12.79	0.38	[1]	(0.56)	(0.18)	(0.49)	—	—	(0.49)	12.12	(1.44)[2,3]		0.70	[4]	0.69		3.00		91		44	[5]
12-31-2007	13.49	0.60	[1]	(0.17)	0.43	(1.13)	—	—	(1.13)	12.79	3.25	[2,3]	0.68	[4]	0.68		4.50		102		108	[5]
12-31-2006	13.61	0.57	[1]	— [6,7]	0.57	(0.69)	—	—	(0.69)	13.49	4.39	[2,3]	0.70	[4]	0.70		4.29		116		57
12-31-2005[8]	13.90	0.33	[1]	(0.08)	0.25	(0.28)	(0.26)	—	(0.54)	13.61	1.82	[2,9]	0.67	[10]	0.67	[10]	2.90	[10]	96		26
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 396% for 12-31-09, 520% for 12-31-08 and 775% for 12-31-07. 6. Less than $0.01 per share. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. The inception date for Series NAV shares is 2-28-05. 9. Not annualized. 10. Annualized.

U.S. High Yield Bond Trust
SERIES I
12-31-2009	9.19	1.04	[1]	3.20	4.24	(1.15)	—	—	(1.15)	12.28	46.60	[2,3]	0.81	[4]	0.81		9.08		3		55
12-31-2008	12.49	0.65	[1]	(3.25)	(2.60)	(0.70)	—	—	(0.70)	9.19	(20.86)[2,3]		0.84	[4]	0.83		5.64		1		46
12-31-2007	13.52	0.96	[1]	(0.58)	0.38	(1.41)	—	—	(1.41)	12.49	2.87	[2,3]	0.83	[4]	0.82		7.27		1		84
12-31-2006	13.01	0.92	[1]	0.28	1.20	(0.69)	—	—	(0.69)	13.52	9.58	[2,3]	0.80	[4]	0.80		7.11		1		118
12-31-2005[5]	12.50	0.61	[1]	(0.10)	0.51	—	—	—	—	13.01	4.08	[6]	0.87	[7]	0.87	[7]	7.35	[7]	—	[8]	134	[6]
SERIES II
12-31-2009	9.22	1.03	[1]	3.20	4.23	(1.12)	—	—	(1.12)	12.33	46.38	[2,3]	1.01	[4]	1.01		8.95		7		55
12-31-2008	12.52	0.88	[1]	(3.51)	(2.63)	(0.67)	—	—	(0.67)	9.22	(21.05)[2,3]		1.04	[4]	1.03		7.57		2		46
12-31-2007	13.52	0.94	[1]	(0.58)	0.36	(1.36)	—	—	(1.36)	12.52	2.69	[2,3]	1.03	[4]	1.02		7.07		2		84
12-31-2006	13.00	0.90	[1]	0.29	1.19	(0.67)	—	—	(0.67)	13.52	9.46	[2,3]	1.04	[4]	1.04		6.94		3		118
12-31-2005[5]	12.50	0.57	[1]	(0.07)	0.50	—	—	—	—	13.00	4.00	[6]	1.06	[7]	1.06	[7]	6.48	[7]	1		134	[6]
SERIES NAV
12-31-2009	9.20	1.04	[1]	3.21	4.25	(1.16)	—	—	(1.16)	12.29	46.62	[2,3]	0.76	[4]	0.76		9.19		643		55
12-31-2008	12.50	0.90	[1]	(3.50)	(2.60)	(0.70)	—	—	(0.70)	9.20	(20.79)[2,3]		0.79	[4]	0.78		7.87		557		46
12-31-2007	13.53	0.97	[1]	(0.58)	0.39	(1.42)	—	—	(1.42)	12.50	2.92	[2,3]	0.78	[4]	0.77		7.33		443		84
12-31-2006	13.02	0.93	[1]	0.27	1.20	(0.69)	—	—	(0.69)	13.53	9.62	[2,3]	0.79	[4]	0.79		7.17		348		118
12-31-2005[5]	12.50	0.51	[1]	0.01	0.52	—	—	—	—	13.02	4.16	[6]	0.83	[7]	0.83	[7]	5.83	[7]	147		134	[6]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series I, Series II and Series NAV shares is 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

96

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Portfolios (the Portfolios) each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and fifteen separate investment Portfolios, twenty of which are covered by this report. Each of the Portfolios, with the exception of Floating Rate Income Trust, Global Bond Trust and Real Return Bond Trust, are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Shares of the Portfolios are presently offered only to certain affiliates of the Adviser and MFC. The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The Shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Each class represents an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities sold short are valued at the closing ask price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by MFC Global Investment Management (U.S.), LLC, an affiliate of MFC, is valued at its net asset value each business day. JHCIT is a floating rate fund investing in money market instruments, as part of the securities lending program.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

•	Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures. In addition, investments in the underlying Portfolios, which are valued at their closing NAV, are included in this Level.

•	Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

97

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolios of Investments, such as futures, forwards, written options and swap contracts are stated at market value.

Investments in Securities	Level 1	Level 2	Level 3	Totals
Active Bond Trust
Asset Backed Securities	—	$45,656,929	$20,239,966	$65,896,895
Collateralized Mortgage Obligations	—	273,610,898	20,106,783	293,717,681
Corporate Bonds	—	962,264,063	3,202,100	965,466,163
Foreign Government Obligations	—	13,184,297	—	13,184,297
Municipal Bonds	—	7,067,862	—	7,067,862
Preferred Stocks	$3,354,722	3,896,899	—	7,251,621
Term Loans	—	509,958	—	509,958
U.S. Government Agency Obligations	—	322,213,680	—	322,213,680
U.S. Treasury Obligations	—	55,038,184	—	55,038,184
Short Term Investments	—	29,302,450	—	29,302,450
Total Investments in Securities	$3,354,722	$1,712,745,220	$43,548,849	$1,759,648,791
Other Financial Instruments	$277,486	—	—	$277,486
Totals	$3,632,208	$1,712,745,220	$43,548,849	$1,759,926,277

Bond Trust
Asset Backed Securities	—	$1,990,563	—	$1,990,563
Collateralized Mortgage Obligations	—	228,045,634	—	228,045,634
Corporate Bonds	—	694,107,119	—	694,107,119
U.S. Government Agency Obligations	—	317,316,395	—	317,316,395
U.S. Treasury Obligations	—	161,616,564	—	161,616,564
Short Term Investments	—	61,853,568	—	61,853,568
Total Investments in Securities	—	$1,464,929,843	—	$1,464,929,843
Other Financial Instruments	$18,045	—	—	$18,045
Totals	$18,045	$1,464,929,843	—	$1,464,947,888

Core Bond Trust
Asset Backed Securities	—	$60,567,950	—	$60,567,950
Collateralized Mortgage Obligations	—	217,839,287	—	217,839,287
Corporate Bonds	—	266,083,628	—	266,083,628
Foreign Government Obligations	—	18,636,139	—	18,636,139
Municipal Bonds	—	4,441,805	—	4,441,805
Supranational Obligations	—	4,331,284	—	4,331,284
U.S. Government Agency Obligations	—	415,980,836	$5,110,440	421,091,276
U.S. Treasury Obligations	—	161,716,835	—	161,716,835
Short Term Investments	—	31,227,408	—	31,227,408
Total Investments in Securities	—	$1,180,825,172	$5,110,440	$1,185,935,612
Investments in Securities Sold Short	—	($23,766,486)	—	($23,766,486)
Totals	—	$1,157,058,686	$5,110,440	$1,162,169,126

Floating Rate Income Trust
Common Stocks	$2,146,726	—	$87,500	$2,234,226
Corporate Bonds	—	$60,853,527	—	60,853,527
Term Loans	—	560,910,314	—	560,910,314
Short Term Investments	—	31,254,125	—	31,254,125
Total Investments in Securities	$2,146,726	$653,017,966	$87,500	$655,252,192

Global Bond Trust
Asset Backed Securities	—	$20,941,709	—	$20,941,709
Collateralized Mortgage Obligations	—	97,062,686	$3,613,469	100,676,155
Convertible Bonds	—	147,000	—	147,000
Corporate Bonds	—	409,092,483	9,341,126	418,433,609
Foreign Government Obligations	—	344,420,495	—	344,420,495
Municipal Bonds	—	8,522,877	—	8,522,877
Preferred Stocks	$142,198	1,550,754	2,087,101	3,780,053
Supranational Obligations	—	897,355	—	897,355
Term Loans	—	6,855,060	—	6,855,060
U.S. Government Agency Obligations	—	9,512,880	—	9,512,880
U.S. Treasury Obligations	—	12,294,033	—	12,294,033
Short Term Investments	—	21,976,940	—	21,976,940
Total Investments in Securities	$142,198	$933,274,272	$15,041,696	$948,458,166
Other Financial Instruments	($404,083)	($325,905)	—	($729,988)
Totals	($261,885)	$932,948,367	$15,041,696	$947,728,178

98

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
High Income Trust
Asset Backed Securities	—	$9,163,591	$4,262,700	$13,426,291
Collateralized Mortgage Obligations	—	901,170	4,506,751	5,407,921
Common Stocks	$64,900,558	2,851,895	190,882	67,943,335
Convertible Bonds	—	32,360,315	—	32,360,315
Corporate Bonds	—	281,773,300	19,424,466	301,197,766
Preferred Stocks	11,614,917	16,495,911	7,955,609	36,066,437
Purchased Options	1,968,915	—	105,672	2,074,587
Term Loans	—	74,063,910	741,619	74,805,529
Warrants	1,069,200	—	199,385	1,268,585
Short Term Investments	186	27,955,000	—	27,955,186
Total Investments in Securities	$79,553,776	$445,565,092	$37,387,084	$562,505,952
Other Financial Instruments	—	($11,589)	($105,672)	($117,261)
Totals	$79,553,776	$445,553,503	$37,281,412	$562,388,691

High Yield Trust
Common Stocks	$20,267,618	$88,501	$1,390,160	$21,746,279
Corporate Bonds	—	1,616,244,514	16,301,534	1,632,546,048
Defaulted Bonds Beyond Maturity Date	—	2,531,852	1,759,745	4,291,597
Foreign Government Obligations	—	64,807,769	172,026	64,979,795
Preferred Stocks	16,957,500	12,159,829	19,345	29,136,674
Term Loans	—	82,352,475	—	82,352,475
Warrants	—	—	308,445	308,445
Short Term Investments	1,464,895	12,666,000	—	14,130,895
Total Investments in Securities	$38,690,013	$1,790,850,940	$19,951,255	$1,849,492,208

Income Trust
Common Stocks	$148,080,222	$7,778,137	—	$155,858,359
Convertible Bonds	—	9,664,046	—	9,664,046
Corporate Bonds	—	218,958,211	—	218,958,211
Preferred Stocks	12,219,637	7,451,876	—	19,671,513
Term Loans	—	18,781,010	—	18,781,010
Warrants	—	—	$113,860	113,860
Short Term Investments	9,244,783	46,877,999	—	56,122,782
Total Investments in Securities	$169,544,642	$309,511,279	$113,860	$479,169,781

Investment Quality Bond Trust
Asset Backed Securities	—	$2,974,341	—	$2,974,341
Collateralized Mortgage Obligations	—	29,165,851	—	29,165,851
Common Stocks	$17,090	—	—	17,090
Convertible Bonds	—	77,450	—	77,450
Corporate Bonds	—	223,868,043	—	223,868,043
Foreign Government Obligations	—	5,757,561	—	5,757,561
Municipal Bonds	—	10,316,320	—	10,316,320
Preferred Stocks	—	85,212	—	85,212
U.S. Government Agency Obligations	—	21,292,784	—	21,292,784
U.S. Treasury Obligations	—	109,458,622	—	109,458,622
Short Term Investments	—	17,400,000	—	17,400,000
Total Investments in Securities	$17,090	$420,396,184	—	$420,413,274
Other Financial Instruments	$1,182,106	$532,466	—	$1,714,572
Totals	$1,199,196	$420,928,650	—	$422,127,846

Money Market Trust
Commercial Paper	—	$2,392,919,575	—	$2,392,919,575
Supranational Obligations	—	91,155,146	—	91,155,146
U.S. Government Agency Obligations	—	1,514,258,275	—	1,514,258,275
U.S. Treasury Obligations		633,748,476	—	633,748,476
Total Investments in Securities	—	$4,632,081,472	—	$4,632,081,472

Money Market Trust B
Commercial Paper	—	$316,372,988	—	$316,372,988
U.S. Government Agency Obligations	—	235,429,123	—	235,429,123
U.S. Treasury Obligations	—	113,920,934	—	113,920,934
Total Investments in Securities	—	$665,723,045	—	$665,723,045

99

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Real Return Bond Trust
Asset Backed Securities	—	$5,802,026	—	$5,802,026
Collateralized Mortgage Obligations	—	38,260,542	—	38,260,542
Corporate Bonds	—	124,857,130	—	124,857,130
Defaulted Bonds Beyond Maturity Date	—	994,500	—	994,500
Municipal Bonds	—	1,431,892	—	1,431,892
Preferred Stocks	$550,800	1,002,500	—	1,553,300
Supranational Obligations	—	1,201,880	—	1,201,880
Term Loans	—	4,559,689	—	4,559,689
U.S. Government Agency Obligations	—	2,950,834	—	2,950,834
U.S. Treasury Obligations	—	317,486,061	—	317,486,061
Short Term Investments	—	9,774,000	—	9,774,000
Total Investments in Securities	$550,800	$508,321,054	—	$508,871,854
Other Financial Instruments	$365,864	($454,636)	—	($88,772)
Totals	$916,664	$507,866,418	—	$508,783,082

Short-Term Bond Trust
Asset Backed Securities	—	$2,349,741	$3,973,172	$6,322,913
Collateralized Mortgage Obligations	—	35,976,624	2,411,663	38,388,287
Corporate Bonds	—	25,549,796	—	25,549,796
Defaulted Bonds Beyond Maturity Date	—	876,375	—	876,375
U.S. Government Agency Obligations	—	7,009,912	—	7,009,912
U.S. Treasury Obligations	—	4,777,498	—	4,777,498
Short Term Investments	—	12,046,000	—	12,046,000
Total Investments in Securities	—	$88,585,946	$6,384,835	$94,970,781

Short Term Government Income Trust
Collateralized Mortgage Obligations	—	$6,791,267	—	$6,791,267
U.S. Government Agency Obligations	—	110,926,328	—	110,926,328
U.S. Treasury Obligations	—	40,727,419	—	40,727,419
Short Term Investments	—	3,247,000	—	3,247,000
Total Investments in Securities	—	$161,692,014	—	$161,692,014

Spectrum Income Trust
Asset Backed Securities	—	$47,212,627	—	$47,212,627
Collateralized Mortgage Obligations	—	64,750,922	—	64,750,922
Common Stocks	$28,490,556	202,121	—	28,692,677
Convertible Bonds	—	4,352,948	—	4,352,948
Corporate Bonds	—	672,241,955	$3,812,366	676,054,321
Foreign Government Obligations	—	63,032,823	—	63,032,823
Municipal Bonds	—	5,560,221	—	5,560,221
Preferred Stocks	5,092,747	408,881	72,000	5,573,628
Term Loans	—	38,293,790	—	38,293,790
U.S. Government Agency Obligations	—	465,396,102	—	465,396,102
U.S. Treasury Obligations	—	347,587,792	—	347,587,792
Short Term Investments	1,923,628	81,072,139	—	82,995,767
Total Investments in Securities	$35,506,931	$1,790,112,321	$3,884,366	$1,829,503,618
Other Financial Instruments	—	($25,486)	—	($25,486)
Totals	$35,506,931	$1,790,086,835	$3,884,366	$1,829,478,132

Strategic Bond Trust
Asset Backed Securities	—	$18,612,887	—	$18,612,887
Collateralized Mortgage Obligations	—	60,164,459	—	60,164,459
Common Stocks	$1,007,968	42,245	$77,191	1,127,404
Corporate Bonds	—	236,873,708	390,120	237,263,828
Foreign Government Obligations	—	24,603,324	—	24,603,324
Municipal Bonds	—	633,204	—	633,204
Preferred Stocks	642,331	3,884,595	—	4,526,926
Purchased Options	262,969	—	—	262,969
Supranational Obligations	—	1,347,126	—	1,347,126
Term Loans	—	11,943,950	—	11,943,950
U.S. Government Agency Obligations	—	93,504,171	—	93,504,171
U.S. Treasury Obligations	—	96,461,252	—	96,461,252
Warrants	—	—	40,112	40,112
Short Term Investments	—	29,688,843	—	29,688,843
Total Investments in Securities	$1,913,268	$577,759,764	$507,423	$580,180,455
Other Financial Instruments	$597,977	$640,743	—	$1,238,720
Totals	$2,511,245	$578,400,507	$507,423	$581,419,175

100

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Strategic Income Trust
Asset Backed Securities	—	$6,101,443	$1,302,600	$7,404,043
Collateralized Mortgage Obligations	—	40,196,197	11,065,135	51,261,332
Common Stocks	$15,297,469	75,189	–	15,372,658
Convertible Bonds	—	2,066,275	—	2,066,275
Corporate Bonds	—	232,533,594	10,894,746	243,428,340
Foreign Government Obligations	—	107,183,655	—	107,183,655
Municipal Bonds	—	3,462,919	—	3,462,919
Preferred Stocks	2,934,106	2,310,055	896,418	6,140,579
Purchased Options	15,000	—	181,303	196,303
Supranational Obligations	—	47,192,345	—	47,192,345
Term Loans	—	24,997,153	—	24,997,153
U.S. Government Agency Obligations	—	15,176,573	—	15,176,573
U.S. Treasury Obligations	—	5,880,717	—	5,880,717
Warrants	666,305	—	—	666,305
Short Term Investments	—	11,099,973	—	11,099,973
Total Investments in Securities	$18,912,880	$498,276,088	$24,340,202	$541,529,170
Other Financial Instruments	$2,423,634	($3,863,007)	($6,409)	($1,445,782)
Totals	$21,336,514	$494,413,081	$24,333,793	$540,083,388

Total Return Trust
Asset Backed Securities	—	$38,237,956	—	$38,237,956
Collateralized Mortgage Obligations	—	170,540,841	—	170,540,841
Convertible Bonds	—	1,029,000	—	1,029,000
Corporate Bonds	—	611,262,520	$14,855,765	626,118,285
Defaulted Bonds Beyond Maturity Date	—	2,418,000	—	2,418,000
Foreign Government Obligations	—	93,137,455	—	93,137,455
Municipal Bonds	—	53,129,837	—	53,129,837
Preferred Stocks	—	80,218,545	8,675,619	88,894,164
Supranational Obligations	—	532,201	—	532,201
Term Loans	—	10,465,763	—	10,465,763
U.S. Government Agency Obligations	—	535,908,836	—	535,908,836
U.S. Treasury Obligations	—	367,128,422	—	367,128,422
Short Term Investments	—	1,242,254,296	—	1,242,254,296
Total Investments in Securities	—	$3,206,263,672	$23,531,384	$3,229,795,056
Investments in Securities Sold Short	—	($86,494,492)	—	($86,494,492)
Other Financial Instruments	$1,076,151	$5,012,433	—	$6,088,584
Totals	$1,076,151	$3,124,781,613	$23,531,384	$3,149,389,148

U.S. Government Securities Trust
Asset Backed Securities	—	$12,719,393	—	$12,719,393
Collateralized Mortgage Obligations	—	20,502,562	—	20,502,562
Preferred Stocks	$73,170	—	—	73,170
U.S. Government Agency Obligations	—	155,753,188	—	155,753,188
U.S. Treasury Obligations	—	25,798,850	—	25,798,850
Short Term Investments	—	101,610,349	—	101,610,349
Total Investments in Securities	$73,170	$316,384,342	—	$316,457,512
Other Financial Instruments	($1,053,998)	—	—	($1,053,998)
Totals	($980,828)	$316,384,342	—	$315,403,514

U.S. High Yield Trust
Asset Backed Securities	—	$1,056,200	—	$1,056,200
Common Stocks	$2,586,592	—	$112,500	2,699,092
Corporate Bonds	—	497,406,772	35,000	497,441,772
Preferred Stocks	—	—	76,200	76,200
Term Loans	—	133,198,091	—	133,198,091
Short Term Investments	—	11,511,490	—	11,511,490
Total Investments in Securities	$2,586,592	$643,172,553	$223,700	$645,982,845

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Active Bond Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/08	$26,557,533	$32,618,317	$7,207,494	$1,910,576	$68,293,920
Accrued discounts/premiums	145,680	1,070	116,298	—	263,048
Realized gain (loss)	(10,375,602)	3,130,637	—	—	(7,244,965)
Change in unrealized appreciation (depreciation)	13,296,621	11,787,950	(878,386)	—	24,206,185
Net purchases (sales)	(9,666,016)	(16,838,010)	—	—	(26,504,026)
Net transfers in and/out of Level 3	281,750	(10,593,181)	(3,243,306)	(1,910,576)	(15,465,313)
Balance as of 12/31/09	$20,239,966	$20,106,783	$3,202,100	—	$43,548,849

101

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Core Bond Trust
U.S. Government Agency Obligations
Balance as of 12/31/08	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$5,110,440
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	$5,110,440

Floating Rate Income Trust
Common Stocks
Balance as of 12/31/08	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$7,838
Net purchases (sales)	79,662
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	$87,500

Global Bond Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Preferred Stocks	Total
Balance as of 12/31/08	$743,878	$5,405,377	$8,936,435	—	$15,085,690
Accrued discounts/premiums	—	24	—	—	24
Realized gain (loss)	—	(6,796)	—	—	(6,796)
Change in unrealized appreciation (depreciation)	—	(106,463)	2,002,191	($280,274)	1,615,454
Net purchases (sales)	—	3,549,237	—	—	3,549,237
Net transfers in and/out of Level 3	(743,878)	(5,227,910)	(1,597,500)	2,367,375	(5,201,913)
Balance as of 12/31/09	—	$3,613,469	$9,341,126	$2,087,101	$15,041,696

High Income Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Preferred Stocks	Purchased Options	Term Loans	Warrants	Total	Other Financial Instruments
Balance as of 12/31/08	$1,492,000	$12,131,137	$73,726	$5,196,028	—	$13,385,664	$641,359	—	$32,919,914	($13,385,664)
Accrued discounts/premiums	567	6,947	—	987,158	—	—	67,926	—	1,062,598	—
Realized gain (loss)	—	2,296,611	—	(774,506)	—	—	(41,525)	—	1,480,580	—
Change in unrealized appreciation (depreciation)	1,412,495	4,885,403	(76,946)	8,181,817	$4,509,429	(13,279,992)	4,239,376	$39,871	9,911,453	13,279,992
Net purchases (sales)	1,357,638	(14,208,493)	194,102	5,842,990	3,446,180	—	(4,165,517)	159,514	(7,373,586)	—
Net transfers in and/out of Level 3	—	(604,854)	—	(9,021)	—	—	—	—	(613,875)	—
Balance as of 12/31/09	$4,262,700	$4,506,751	$190,882	$19,424,466	$7,955,609	$105,672	$741,619	$199,385	$37,387,084	($105,672)

High Yield Trust
	Common Stocks	Corporate Bonds	Defaulted Bonds Beyond Maturity Date	Foreign Government Obligations	Preferred Stocks	Term Loans	Warrants	Total
Balance as of 12/31/08	$81,567	$6,033,722	$406,210	$1,029,430	—	$3,576,545	$84,736	$11,212,210
Accrued discounts/premiums	—	161,160	—	(212,024)	—	—	—	(50,864)
Realized gain (loss)	(3,372,212)	(1,024)	(101,642)	19,262	—	(1,879,689)	—	(5,335,305)
Change in unrealized appreciation (depreciation)	3,335,044	(224,340)	1,417,885	364,242	—	2,643,451	13,783	7,550,065
Net purchases (sales)	1,345,761	15,296,234	142,190	(19,262)	$19,345	(4,340,307)	209,926	12,653,887
Net transfers in and/out of Level 3	—	(4,964,218)	(104,898)	(1,009,622)	—	—	—	(6,078,738)
Balance as of 12/31/09	$1,390,160	$16,301,534	$1,759,745	$172,026	$19,345	—	$308,445	$19,951,255

Income Trust
Warrants
Balance as of 12/31/08	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	$22,772
Net purchases (sales)	91,088
Net transfers in and/out of Level 3	—
Balance as of 12/31/09	$113,860

102

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Real Return Bond Trust
	Asset Backed Securities	Corporate Bonds	Total
Balance as of 12/31/08	$115,595	$665,625	$781,220
Accrued discounts/premiums	15	—	15
Realized gain (loss)	697	—	697
Change in unrealized appreciation (depreciation)	14,769	—	14,769
Net purchases (sales)	(131,076)	—	(131,076)
Net transfers in and/out of Level 3	—	(665,625)	(665,625)
Balance as of 12/31/09	—	—	—

Short-Term Bond Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Total
Balance as of 12/31/08	$4,985,175	$3,579,689	$8,564,864
Accrued discounts/premiums	4,995	20	5,015
Realized gain (loss)	(1,707,558)	229	(1,707,329)
Change in unrealized appreciation (depreciation)	1,868,048	882,058	2,750,106
Net purchases (sales)	(550,602)	(2,050,333)	(2,600,935)
Net transfers in and/out of Level 3	(626,886)	—	(626,886)
Balance as of 12/31/09	$3,973,172	$2,411,663	$6,384,835

Spectrum Income Trust
	Common Stocks	Corporate Bonds	Foreign Government Obligations	Preferred Stocks	Total
Balance as of 12/31/08	$385,012	$452,813	$86,250	$64,960	$989,035
Accrued discounts/premiums	—	10,755	(6,195)	—	4,560
Realized gain (loss)	—	(181,684)	(25)	(130,572)	(312,281)
Change in unrealized appreciation (depreciation)	632,436	273,165	47,720	131,612	1,084,933
Net purchases (sales)	(1,017,448)	3,257,317	(127,750)	(66,000)	2,046,119
Net transfers in and/out of Level 3	—	—	—	72,000	72,000
Balance as of 12/31/09	—	$3,812,366	—	$72,000	$3,884,366

Strategic Bond Trust
	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds	Warrants	Total
Balance as of 12/31/08	$6,493,446	$11,039	$2,975,081	—	$9,479,566
Accrued discounts/premiums	209	—	3,352	—	3,561
Realized gain (loss)	99,651	(441,132)	(1,844)	—	(343,325)
Change in unrealized appreciation (depreciation)	83,897	421,367	(208,741)	$5,220	301,743
Net purchases (sales)	(6,677,203)	85,917	508,114	34,892	(6,048,280)
Net transfers in and/out of Level 3	—	—	(2,885,842)	—	(2,885,842)
Balance as of 12/31/09	—	$77,191	$390,120	$40,112	$507,423

Strategic Income Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Preferred Stocks	Purchased Options	Total	Other Financial Instruments
Balance as of 12/31/08	$668,000	$6,857,961	$408,200	—	$1,828,330	$9,762,491	($1,510,665)
Accrued discounts/premiums	—	2,388	130,313	—	—	132,701	—
Realized gain (loss)	—	1,097,046	—	—	(648,245)	448,801	—
Change in unrealized appreciation (depreciation)	634,600	7,615,053	2,769,983	$535,974	(2,358,324)	9,197,286	1,504,256
Net purchases (sales)	—	(3,713,807)	7,493,500	360,444	1,359,542	5,499,679	—
Net transfers in and/out of Level 3	—	(793,506)	92,750	—	—	(700,756)	—
Balance as of 12/31/09	$1,302,600	$11,065,135	$10,894,746	$896,418	$181,303	$24,340,202	($6,409)

Total Return Trust
	Corporate Bonds	Preferred Stock	Total
Balance as of 12/31/08	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	($544,235)	($1,165,037)	($1,709,272)
Net purchases (sales)	15,400,000	—	15,400,000
Net transfers in and/out of Level 3	—	9,840,656	9,840,656
Balance as of 12/31/09	$14,855,765	$8,675,619	$23,531,384

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

U.S. Government Securities Trust
	Asset Backed Securities	Collateralized Mortgage Obligations	Total
Balance as of 12/31/08	$1,494,585	$3,383,909	$4,878,494
Accrued discounts/premiums	106	220	326
Realized gain (loss)	4,805	52,085	56,890
Change in unrealized appreciation (depreciation)	51,657	43,455	95,112
Net purchases (sales)	(476,564)	(3,479,669)	(3,956,233)
Net transfers in and/out of Level 3	(1,074,589)	—	(1,074,589)
Balance as of 12/31/09	—	—	—

U.S. High Yield Bond Trust
	Common Stocks	Corporate Bonds	Preferred Stock	Total
Balance as of 12/31/08	—	$1,300,929	—	$1,300,929
Accrued discounts/premiums	—	54,839	—	54,839
Realized gain (loss)	—	(1,234,835)	—	(1,234,835)
Change in unrealized appreciation (depreciation)	($637,500)	360,962	($50,800)	(327,338)
Net purchases (sales)	750,000	(446,895)	127,000	430,105
Net transfers in and/out of Level 3	—	—	—	—
Balance as of 12/31/09	$112,500	$35,000	$76,200	$223,700

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

When-Issued/Delayed-Delivery Securities  All Portfolios of the Trust described in this report may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. The Portfolio may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolios of Investments

In a “To Be Announced” (TBA) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

Short Sales  Certain Portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open a Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).

In addition, certain Portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a Portfolio is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Portfolio replaces a borrowed security, it will maintain cash or other liquid assets at such a level that will equal the current value of the security sold short; and will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaced the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

Interest expense relates to the Portfolios’ liability with respect to short sale transactions by the Portfolios. Interest expense is recorded as incurred.

At December 31, 2009, all short sales of securities, held by the Portfolios, were “against the box”.

Term loans  A Portfolio’s ability to receive payments of principal and interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a term loan, because of a default, bankruptcy or any other reason, would adversely affect the income of a Portfolio and would likely reduce the value of its assets. Because a significant percentage of term loans are not generally rated by independent credit rating agencies, a decision by the Portfolio to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower. The Portfolios may have limited rights to enforce the terms of an underlying term loan. Fees associated with loan amendments are accrued daily. At December 31, 2009, Floating Rate Income Trust, High Income Trust, Income Trust, Strategic Income Trust and U.S. High Yield Bond Trust had $1,486,409, $429,559, $107,968, $180,227 and $352,381 in unfunded loan commitments outstanding, respectively.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Stripped securities  Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (principal only (PO)), while the other class receives the interest cash flows (interest only (IO)). Both the PO and IO investments represent an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Portfolio becomes aware of the dividends from cash collections. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of the discount or premium related to the principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending  The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Portfolios. Any additional required cash collateral is delivered to the Portfolios or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Portfolios receive the benefit of any gains and bear any losses generated by JHCIT. JHCIT is an affiliate of the Trust. Income received from JHCIT is recorded as securities lending income on the Statements of Operations.

The Portfolios receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of Credit  All Portfolios described in this report have entered into an agreement which enables them to participate in a $300 million unsecured committed line of credit with the Portfolios’ custodian. The Portfolios are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2009, there were no material borrowings under the line of credit by the Portfolios.

Pursuant to the custodian agreements, the custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated to the maximum extent permitted by law to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Distribution and service fees for all classes are calculated daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Federal income taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid.

At December 31, 2009, capital loss carryforwards available to offset future realized gains were as follows:

	Capital Loss Carryforwards Expiring at December 31
Portfolio	2010	2011	2012	2013	2014	2015	2016	2017
Active Bond Trust*	$2,190,489	—	$924,172	$2,479,241	$6,070,696	—	$1,583,332	$29,760,630
Floating Rate Income Trust	—	—	—	—	—	—	325,635	5,671,509
Global Bond Trust	—	—	—	—	—	—	—	50,606,634
High Income Trust	—	—	—	—	—	—	10,696,343	2,844,963
High Yield Trust*	66,411,031	$21,039,147	—	—	6,065,748	—	85,323,973	217,452,219

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Capital Loss Carryforwards Expiring at December 31
Portfolio	2010	2011	2012	2013	2014	2015	2016	2017
Income Trust	—	—	—	—	—	$64,386	$32,447,294	$30,421,084
Investment Quality Bond Trust	$7,691,089	$2,513,599	$413,477	—	$1,807,662	—	8,251,460	6,657,180
Real Return Bond Trust	—	—	—	—	—	—	—	34,803,688
Short-Term Bond Trust	—	—	152,948	$3,753,718	3,171,452	$841,336	1,762,463	6,266,872
Spectrum Income Trust	—	—	—	—	—	—	12,527,876	18,453,266
Strategic Bond Trust	927,144	—	—	1,109,364	2,955,146	2,558,125	—	42,611,308
Strategic Income Trust	—	—	—	—	333,737	2,339,137	9,713,080	355,633
U.S. High Yield Bond Trust	—	—	—	852,471	700,831	—	15,041,473	14,172,764

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2009, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2009, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$1,836,579,566	$106,589,528	($183,520,303)	($76,930,775)
Bond Trust	1,472,215,215	5,393,650	(12,679,022)	(7,285,372)
Core Bond Trust	1,175,860,088	19,676,954	(9,601,430)	10,075,524
Floating Rate Income Trust	619,410,861	52,800,699	(16,959,368)	35,841,331
Global Bond Trust	984,172,539	26,631,172	(62,345,545)	(35,714,373)
High Income Trust	649,430,776	61,992,591	(148,917,415)	(86,924,824)
High Yield Trust	1,822,453,691	168,237,921	(141,199,404)	27,038,517
Income Trust	510,734,045	31,464,489	(63,028,753)	(31,564,264)
Investment Quality Bond Trust	413,148,705	14,634,659	(7,370,090)	7,264,569
Real Return Bond Trust	524,994,123	9,540,948	(25,663,217)	(16,122,269)
Short-Term Bond Trust	117,976,276	1,176,374	(24,181,869)	(23,005,495)
Short Term Government Income Trust	162,710,917	45,003	(1,063,906)	(1,018,903)
Spectrum Income Trust	1,787,359,553	57,330,312	(15,186,247)	42,144,065
Strategic Bond Trust	636,796,666	17,649,959	(74,266,170)	(56,616,211)
Strategic Income Trust	515,396,689	58,182,091	(32,049,610)	26,132,481
Total Return Trust	3,254,582,922	54,696,713	(79,484,579)	(24,787,866)
U.S. Government Securities Trust	346,926,716	4,045,055	(34,514,259)	(30,469,204)
U.S. High Yield Bond Trust	599,743,825	54,939,353	(8,700,333)	46,239,020

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios, with the exception of Money Market Trust and Money Market Trust B, generally declare and pay dividends and capital gain distributions at least annually. For Money Market Trust and Money Market Trust B, dividends from net investment income, if any, for each of these Portfolios will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day. Capital gains for these Portfolios, if any, will be distributed at least annually. If class expenses exceed class income on any day, the Portfolios will not pay a dividend on the class on that day. The Portfolios will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2009, tax character of distributions paid was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$127,231,138	—	—	$127,231,138
Bond Trust	2,370,733	—	—	2,370,733
Core Bond Trust	21,678,744	—	—	21,678,744
Floating Rate Income Trust	52,008,808	—	—	52,008,808
Global Bond Trust	223,789,449	$1,854,626	—	225,644,075
High Income Trust	60,226,070	—	—	60,226,070
High Yield Trust	200,568,205	—	—	200,568,205
Income Trust	33,212,130	—	—	33,212,130
Investment Quality Bond Trust	19,869,604	—	—	19,869,604
Money Market Trust	8,876,908	—	—	8,876,908
Money Market Trust B	4,418,229	—	—	4,418,229
Real Return Bond Trust	124,180,351	7,466,744	—	131,647,095
Short-Term Bond Trust	4,947,414	—	—	4,947,414
Short Term Government Income Trust	392,044	—	—	392,044
Spectrum Income Trust	56,645,888	—	—	56,645,888
Strategic Bond Trust	46,004,297	—	—	46,004,297
Strategic Income Trust	36,025,731	—	—	36,025,731
Total Return Trust	190,651,403	38,669,847	—	229,321,250
U.S. Government Securities Trust	13,036,312	4,215,561	—	17,251,873
U.S. High Yield Bond Trust	59,555,378	—	—	59,555,378

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$129,993,968	—	—	$129,993,968
Core Bond Trust	13,521,804	—	—	13,521,804
Floating Rate Income Trust	22,196,152	—	—	22,196,152
Global Bond Trust	7,382,060	—	—	7,382,060
High Income Trust	51,962,239	$276,962	—	52,239,201
High Yield Trust	181,113,938	—	—	181,113,938
Income Trust	25,290,703	—	—	25,290,703
Investment Quality Bond Trust	25,627,802	—	—	25,627,802
Money Market Trust	63,657,758	—	—	63,657,758
Money Market Trust B	14,203,358	—	—	14,203,358
Real Return Bond Trust	31,273,558	—	—	31,273,558
Short-Term Bond Trust	8,473,341	—	—	8,473,341
Spectrum Income Trust	70,459,212	3,957,149	—	74,416,361
Strategic Bond Trust	48,540,563	—	—	48,540,563
Strategic Income Trust	58,005,368	—	—	58,005,368
Total Return Trust	104,722,496	24,549,349	—	129,271,845
U.S. Government Securities Trust	12,590,348	—	—	12,590,348
U.S. High Yield Bond Trust	36,785,519	—	—	36,785,519

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$24,629,232	—	$43,008,560	$1,840,756
Bond Trust	7,880,652	$13,965	—	—
Core Bond Trust	20,208,648	—	—	—
Floating Rate Income Trust	8,663,984	—	5,997,144	—
Global Bond Trust	11,366,812	—	50,606,634	—
High Income Trust	18,476,675	—	13,541,306	763,955
High Yield Trust	39,343,051	—	396,292,118	25,881,825
Income Trust	8,586,734	—	62,932,764	4,043,457
Investment Quality Bond Trust	3,489,948	—	27,334,467	—
Money Market Trust	27,103	—	—	—
Money Market Trust B	—	—	—	—
Real Return Bond Trust	6,815,663	—	34,803,688	5,068,695
Short-Term Bond Trust	725,705	—	15,948,789	1,696,615
Short Term Government Income Trust	563,881	—	—	—
Spectrum Income Trust	9,126,651	—	30,981,142	15,539,530
Strategic Bond Trust	6,014,184	—	50,161,087	2,295,612
Strategic Income Trust	7,308,320	—	12,741,587	—
Total Return Trust	108,005,360	8,274,479	—	—
U.S. Government Securities Trust	8,334,898	—	—	—
U.S. High Yield Bond Trust	8,770,008	—	30,767,539	84,258

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2009 (post-October deferral), are treated as arising on January 1, 2010, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, expiration of capital loss carryforwards, amortization and accretion on debt securities, paydowns, defaulted bonds, Treasury Inflation Protected Securities, impairment securities and tender offer reclasses.

Foreign Currency Translation  The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments. Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

107

3.  FINANCIAL INSTRUMENTS

Futures  The Portfolios, with the exception of Money Market Trust and Money Market Trust B, may purchase and sell financial futures contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Portfolios use futures contracts to manage against a decline in the value of securities owned due to anticipated interest rate, currency or market changes, to gain exposure to certain markets or for duration management.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following summarizes the Portfolios’ use of futures contracts during the year ended December 31, 2009 and the contracts held as of December 31, 2009:

Active Bond Trust

The Portfolio used futures to manage duration of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from $0 to approximately $23.9 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Active Bond Trust	U.S. Treasury 30-Year Note Futures	35	Long	Mar 2010	$4,038,125	($193,145)
	U.S. Treasury 5-Year Note Futures	95	Short	Mar 2010	10,866,367	211,256
	U.S. Treasury 10-Year Note Futures	78	Short	Mar 2010	9,005,344	259,375
					$23,909,836	$277,486

Bond Trust

The Portfolio used futures to manage duration of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from $0 to approximately $14.9 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Bond Trust	U.S. Treasury 30-Year Bond Futures	35	Long	Mar 2010	$4,038,125	($193,163)
	U.S. Treasury 5-Year Note Futures	95	Short	Mar 2010	10,866,367	211,208
					$14,904,492	$18,045

Global Bond Trust

The Portfolio used futures to enhance potential gain/income, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $83.6 million to $584.5 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Global Bond Trust	10-Year Japan Government Bond Futures	37	Long	Mar 2010	$55,499,007	$128,523
	Eurodollar Futures	161	Long	Mar 2010	27,970,838	(359,219)
	Eurodollar Futures	247	Short	Mar 2010	42,490	197,027
	Eurodollar Futures	184	Short	Feb 2010	60,668	99,531
	Eurodollar Futures	131	Short	Mar 2010	189,673	(71,835)
					$83,762,676	($5,973)

Investment Quality Bond Trust

The Portfolio used futures to enhance potential gain/income, manage duration of the portfolio, hedge against anticipated interest rate changes and gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $8.9 million to $71.5 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	10-Year Australian Treasury Bond Futures	217	Long	Mar 2010	$19,843,905	($180,102)
	U.K. Long Gilt Bond Futures	100	Short	Mar 2010	18,485,975	426,033
	U.S. Treasury 5-Year Note Futures	34	Short	Mar 2010	3,889,016	83,687
	U.S. Treasury 10-Year Note Futures	250	Short	Mar 2010	28,863,281	823,363
	U.S. Treasury 30-Year Bond Futures	4	Short	Mar 2010	461,500	29,125
					$71,543,677	$1,182,106

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Real Return Bond Trust

The Portfolio used futures to enhance potential gain/income, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $137.9 million to $596.9 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Real Return Bond Trust	3-Month EURIBOR Futures	47	Long	Jun 2010	$16,654,715	$104,434
	3-Month Sterling Futures	58	Long	Jun 2010	11,593,105	105,715
	5-Year German Euro-BOBL Futures	63	Long	Mar 2010	10,445,676	(89,410)
	Eurodollar Futures	444	Long	Jun 2010	110,245,200	245,125
					$148,938,696	$365,864

Strategic Bond Trust

The Portfolio used futures to manage duration of the portfolio, hedge against anticipated interest rate changes, and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $189.2 million to $254.1 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Bond Trust	Eurodollar Futures	229	Long	Mar 2010	$57,046,763	$418,716
	Eurodollar Futures	54	Long	Jun 2010	13,408,200	105,545
	Eurodollar Futures	19	Long	Sep 2010	4,697,750	29,028
	U.S. Treasury 2-Year Note Futures	68	Long	Mar 2010	14,706,063	(67,127)
	U.S. Treasury 5-Year Note Futures	412	Long	Mar 2010	47,125,719	(753,433)
	U.S. Treasury 10-Year Note Futures	415	Short	Mar 2010	47,913,047	1,179,690
	U.S. Treasury 30-Year Bond Futures	37	Short	Mar 2010	4,268,875	55,380
					$189,166,417	$967,799

Strategic Income Trust

The Portfolio used futures to manage duration of the portfolio and to enhance potential gain. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from $0 to approximately $99.5 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Strategic Income Trust	U.S. Treasury 10-Year Note Futures	717	Short	Mar 2010	$82,779,891	$2,423,634
					$82,779,891	$2,423,634

Total Return Trust

The Portfolio used futures to enhance potential gain/income, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $1.2 billion to $1.9 billion.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Total Return Trust	3-Month EURIBOR Futures	110	Long	Mar 2010	$39,121,040	$370,214
	3-Month Sterling Futures	30	Long	Mar 2010	6,015,816	78,877
	3-Month Sterling Futures	63	Long	Jun 2010	12,592,511	138,661
	3-Month Sterling Futures	63	Long	Sep 2010	12,532,728	117,534
	3-Month Sterling Futures	24	Long	Dec 2010	4,747,722	26,635
	5-Year German Euro-BOBL Futures	988	Long	Mar 2010	163,814,734	(1,382,557)
	10-Year German Euro-BUND Futures	154	Long	Mar 2010	26,754,715	(411,008)
	Eurodollar Futures	2,793	Long	Mar 2010	695,771,212	4,897,712
	Eurodollar Futures	1,514	Long	Jun 2010	375,926,200	1,417,900
	Eurodollar Futures	106	Long	Sep 2010	26,208,500	298,837
	Eurodollar Futures	314	Long	Dec 2010	77,298,950	426,350
	U.S. Treasury 2-Year Note Futures	1,639	Long	Mar 2010	354,459,361	(1,664,013)
	U.S. Treasury 5-Year Note Futures	7	Long	Mar 2010	800,680	(20,125)
	U.S. Treasury 10-Year Note Futures	568	Long	Mar 2010	65,577,375	(2,275,859)
	10-Year German Euro-BUND Futures	21	Short	Feb 2010	3,613	14,149
	10-Year German Euro-BUND Futures	21	Short	Feb 2010	30,405	(19,109)
					$1,861,655,562	$2,014,198

109

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U.S. Government Securities Trust

The Portfolio used futures to manage duration of the portfolio, hedge against anticipated interest rate changes, and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values that ranged from approximately $166.0 million to $359.4 million.

Portfolio	Open Contracts	Number of Contracts	Position	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Government Securities Trust	Eurodollar Futures	54	Long	Dec 2010	$13,293,450	($10,338)
	Eurodollar Futures	93	Long	Sep 2010	22,994,250	244,869
	Eurodollar Futures	82	Long	Mar 2012	19,832,725	(73,917)
	Eurodollar Futures	22	Long	Jun 2010	5,462,600	65,076
	U.S. Treasury 2-Year Note Futures	117	Long	Mar 2010	25,303,078	(115,568)
	U.S. Treasury 5-Year Note Futures	681	Long	Mar 2010	77,894,696	(1,239,581)
	U.S. Treasury 30-Year Bond Futures	14	Long	Mar 2010	1,615,250	(65,632)
	U.S. Treasury 10-Year Note Futures	94	Short	Mar 2010	10,852,594	215,968
					$177,248,643	($979,123)

In addition to the tables above, Spectrum Income Trust held futures contracts during the year ended December 31, 2009, with total notional values that ranged from $0 to approximately $27.1 million.

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report, with the exception of Money Market Trust and Money Market Trust B, may enter into foreign currency contracts to manage foreign currency exposure. In addition, the Portfolios may enter into forward foreign currency contracts as a part of an investment strategy, in order to gain exposure to a currency, or to shift exposure to foreign currency fluctuation from one currency to another, without purchasing securities denominated in that currency.

A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price in the future. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Portfolio could be exposed to risk if the value of the currency changes relative to the U.S. dollar. A transaction may be affected unfavorably by factors that affect the subject currencies, including economic, political and legal developments and exchange control regulations.

Additionally, the Portfolio could be exposed to loss if counterparties are unable to meet the terms of the contracts. If a counterparty defaults, the Portfolio will have contractual remedies and certain Portfolios may hold collateral to mitigate exposure to counterparties. There is no assurance, however, that the counterparty will be able to meet its obligations or that the Portfolio will succeed in pursuing contractual remedies. Thus, the Portfolio assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to these transactions.

The following summarizes the Portfolios’ use of forward foreign currency exchange contracts during the year ended December 31, 2009 and contracts held as of December 31, 2009:

Global Bond Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $608.5 million to $827.1 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Global Bond Trust	BUYS
	Australian Dollar	404,000	$355,897	1/11/2010	$6,776
	Australian Dollar	1,224,000	1,076,434	1/11/2010	22,356
	Australian Dollar	510,000	470,495	1/11/2010	(12,666)
	Brazilian Real	10,921,981	5,878,354	2/2/2010	358,157
	Canadian Dollar	821,000	772,990	1/21/2010	12,034
	Chinese Yuan Renminbi	5,946,342	872,000	3/16/2010	(296)
	Chinese Yuan Renminbi	3,114,315	459,000	3/16/2010	(2,457)
	Chinese Yuan Renminbi	10,303,900	1,670,000	5/17/2010	(157,890)
	Chinese Yuan Renminbi	11,612,440	1,876,000	5/17/2010	(171,860)
	Chinese Yuan Renminbi	20,635,805	3,045,000	6/7/2010	(15,316)
	Chinese Yuan Renminbi	12,618,774	1,862,000	6/7/2010	(9,351)
	Chinese Yuan Renminbi	11,829,555	1,791,000	11/16/2010	(44,334)
	Chinese Yuan Renminbi	24,491,468	3,641,854	11/17/2010	(25,497)
	Chinese Yuan Renminbi	1,346,601	203,000	11/17/2010	(4,164)
	Chinese Yuan Renminbi	1,379,872	208,000	11/17/2010	(4,251)
	Chinese Yuan Renminbi	2,706,211	407,593	11/17/2010	(7,999)
	Chinese Yuan Renminbi	10,885,869	1,651,000	11/17/2010	(43,616)
	Chinese Yuan Renminbi	19,526,556	2,910,068	11/17/2010	(26,819)
	Chinese Yuan Renminbi	3,371,940	524,000	6/15/2011	(16,525)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Danish Krone	32,297,000	$6,298,167	1/27/2010	$(77,797)
	Euro	700,000	1,000,311	1/26/2010	3,146
	Euro	23,100,000	33,166,749	1/26/2010	(52,684)
	Euro	5,372,000	7,803,125	3/17/2010	(103,136)
	Hong Kong Dollar	97,962	12,648	2/19/2010	(9)
	Hong Kong Dollar	55,000	7,101	2/19/2010	(5)
	Hong Kong Dollar	11,622	1,500	2/19/2010	(1)
	Hungarian Forint	120,077	644	1/14/2010	(7)
	Indian Rupee	162,853	3,343	3/24/2010	137
	Indonesian Rupiah	16,255,890,000	1,647,000	1/22/2010	77,733
	Indonesian Rupiah	17,217,600,000	1,632,000	9/17/2010	115,755
	Japanese Yen	18,565,000	211,380	1/14/2010	(12,036)
	Japanese Yen	24,031,367,000	267,751,506	1/25/2010	(9,696,022)
	Mexican Peso	103,706	7,834	4/22/2010	(7)
	Mexican Peso	55,326,002	4,123,882	4/22/2010	51,696
	Norwegian Krone	41,146,000	7,099,524	3/23/2010	(17,326)
	Norwegian Krone	4,161,000	708,441	3/23/2010	7,766
	Pound Sterling	4,547,000	7,245,594	1/13/2010	98,384
	Pound Sterling	420,000	674,186	1/13/2010	4,167
	Pound Sterling	416,000	663,466	1/13/2010	8,426
	Pound Sterling	4,600,000	7,519,666	1/27/2010	(90,688)
	South African Rand	273,692	35,711	2/18/2010	1,073
	South Korean Won	1,357,235,000	1,149,906	2/11/2010	18,854
	South Korean Won	1,055,992,000	872,000	2/11/2010	37,350
	South Korean Won	1,736,856,000	1,496,000	2/11/2010	(336)
	South Korean Won	387,000,000	326,582	7/28/2010	8,729
	South Korean Won	768,040,829	647,308	7/28/2010	18,151
	South Korean Won	638,052,000	539,510	7/28/2010	13,321
	South Korean Won	1,527,249,000	1,297,247	8/27/2010	26,521
	South Korean Won	686,817,000	586,622	11/12/2010	9,553
	South Korean Won	375,448,860	321,515	11/12/2010	4,384
	Swedish Krona	35,348,000	4,911,900	3/23/2010	30,861
	Taiwan Dollar	181,707	5,717	6/10/2010	141
	Taiwan Dollar	213,400	6,709	6/10/2010	170
	Taiwan Dollar	234,727	7,396	6/10/2010	171
	Taiwan Dollar	30,000	959	10/12/2010	18
	Taiwan Dollar	86,781	2,768	10/12/2010	60
			$389,460,602		($9,657,205)

	SELLS
	Australian Dollar	58,597,712	$54,331,798	1/11/2010	$1,728,363
	Canadian Dollar	5,969,000	5,607,285	1/21/2010	(100,154)
	Chilean Peso	10,248,800	18,510	2/19/2010	(1,731)
	Chinese Yuan Renminbi	1,380,299	203,000	3/16/2010	655
	Chinese Yuan Renminbi	4,974,148	732,000	3/16/2010	2,814
	Chinese Yuan Renminbi	2,706,211	397,826	3/16/2010	1,109
	Chinese Yuan Renminbi	21,916,340	3,052,415	5/17/2010	(163,835)
	Euro	23,100,000	33,167,211	1/4/2010	52,207
	Euro	65,113,000	98,255,517	1/8/2010	4,913,157
	Euro	6,456,000	9,268,004	1/26/2010	13,268
	Euro	330,000	473,542	1/26/2010	484
	Japanese Yen	174,814,380	1,950,000	1/14/2010	72,908
	Japanese Yen	1,125,448,000	12,750,322	1/14/2010	665,677
	Japanese Yen	458,448,000	5,096,930	1/14/2010	174,285
	Malaysian Ringgit	6,584	1,921	2/12/2010	1
	Malaysian Ringgit	725	205	2/12/2010	(6)
	Malaysian Ringgit	10,861	3,216	2/12/2010	48
	Malaysian Ringgit	3,100	905	2/12/2010	1
	Malaysian Ringgit	1,920	560	6/14/2010	3
	New Zealand Dollar	236,000	172,138	1/11/2010	851
	Norwegian Krone	3,965,000	672,202	3/23/2010	(10,268)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Philippine Peso	240,355	$5,109	4/16/2010	$(34)
	Pound Sterling	1,436,000	2,388,298	1/13/2010	68,977
	Pound Sterling	6,619,000	10,858,324	1/13/2010	167,804
	Singapore Dollar	1,969	1,419	3/17/2010	18
			$239,408,657		$7,586,602

High Income Trust

The Portfolio used forward foreign currency contracts to hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $1.2 million to $3.5 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
High Income Trust	SELLS
	Canadian Dollar	820,000	$767,072	Jan 2010	($17,003)
	Pound Sterling	270,000	441,458	Jan 2010	5,414
			$1,208,530		($11,589)

Investment Quality Bond Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $9.8 million to $28.0 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Investment Quality Bond Trust	BUYS
	Brazilian Real	2,263,000	$1,260,724	3/17/2010	$20,934
	Brazilian Real	2,262,000	1,249,245	3/17/2010	31,848
	Indian Rupee	165,670,000	3,582,054	1/25/2010	(26,990)
	Mexican Peso	13,511,000	1,025,892	3/17/2010	(1,708)
	Mexican Peso	31,189,000	2,392,508	3/17/2010	(28,267)
	Pound Sterling	3,235,000	5,253,139	3/17/2010	(30,349)
	Swedish Krona	6,224,000	873,765	3/17/2010	(3,478)
	Swedish Krona	6,223,000	873,195	3/17/2010	(3,049)
	Swedish Krona	6,131,000	860,286	3/17/2010	(3,004)
			$17,370,808		($44,063)

	SELLS
	Brazilian Real	4,665,000	$2,626,689	3/17/2010	($15,352)
	Euro	1,804,000	2,653,864	3/17/2010	68,091
	Japanese Yen	239,650,000	2,673,412	3/17/2010	99,284
	Japanese Yen	239,650,000	2,673,800	3/17/2010	99,671
			$10,627,765		$251,694

Real Return Bond Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $68.5 million to $110.6 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Real Return Bond Trust	BUYS
	Brazilian Real	732,000	$400,000	2/2/2010	$17,976
	Chinese Yuan Renminbi	16,800	2,486	3/29/2010	(22)
	Chinese Yuan Renminbi	1,792,195	265,000	3/29/2010	(2,242)
	Chinese Yuan Renminbi	1,862,587	275,734	3/29/2010	(2,656)
	Chinese Yuan Renminbi	2,264,343	333,900	3/29/2010	(1,919)
	Chinese Yuan Renminbi	4,065,828	600,557	3/29/2010	(4,456)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust, continued	BUYS
	Chinese Yuan Renminbi	8,198,841	$1,214,981	3/29/2010	$(12,928)
	Chinese Yuan Renminbi	2,209,585	326,138	6/7/2010	(1,734)
	Chinese Yuan Renminbi	5,140,649	756,645	6/7/2010	(1,911)
	Chinese Yuan Renminbi	12,270,325	1,809,000	6/7/2010	(7,509)
	Chinese Yuan Renminbi	15,978,392	2,356,000	6/7/2010	(10,103)
	Chinese Yuan Renminbi	3,416,253	515,000	11/17/2010	(10,564)
	Chinese Yuan Renminbi	3,473,924	525,000	11/17/2010	(12,048)
	Chinese Yuan Renminbi	8,817,440	1,330,805	11/17/2010	(28,842)
	Chinese Yuan Renminbi	2,109,426	318,000	11/23/2010	(6,463)
	Euro	3,740,000	5,432,556	3/17/2010	(71,804)
	Japanese Yen	336,195,000	3,742,190	1/14/2010	(132,252)
	Japanese Yen	1,393,718,000	15,789,582	1/14/2010	(824,353)
	Malaysian Ringgit	2,922	826	2/12/2010	26
	Malaysian Ringgit	13,200	3,854	2/12/2010	(4)
	Malaysian Ringgit	28,441	8,299	2/12/2010	(5)
	Malaysian Ringgit	41,997	12,430	2/12/2010	(183)
	Malaysian Ringgit	8,484	2,475	6/14/2010	(13)
	Mexican Peso	88,198,320	6,646,445	4/22/2010	10,081
	Philippine Peso	1,190,590	25,305	4/16/2010	171
	Pound Sterling	104,000	172,969	1/13/2010	(4,996)
	Pound Sterling	1,692,000	2,721,998	1/13/2010	10,795
	Singapore Dollar	1,813,045	1,300,000	2/11/2010	(9,960)
	Singapore Dollar	2,642,406	1,900,000	2/11/2010	(19,843)
	South Korean Won	1,310,100,000	1,100,000	2/11/2010	28,170
	South Korean Won	1,960,915,000	1,650,000	2/11/2010	38,609
	South Korean Won	3,024,578,000	2,531,816	2/11/2010	72,748
	South Korean Won	129,000,000	108,861	7/28/2010	2,910
	South Korean Won	211,860,000	179,140	7/28/2010	4,423
	South Korean Won	255,056,763	214,963	7/28/2010	6,028
	South Korean Won	507,109,000	430,739	8/27/2010	8,806
	South Korean Won	124,664,237	106,756	11/12/2010	1,456
	South Korean Won	228,052,000	194,783	11/12/2010	3,172
			$55,305,233		($961,439)

	SELLS
	Australian Dollar	600,000	$556,320	1/11/2010	$17,697
	Chinese Yuan Renminbi	2,157,612	318,000	3/29/2010	1,667
	Chinese Yuan Renminbi	3,494,533	515,000	3/29/2010	2,658
	Chinese Yuan Renminbi	3,562,124	525,000	3/29/2010	2,748
	Chinese Yuan Renminbi	8,986,325	1,324,002	3/29/2010	6,495
	Euro	5,980,000	9,023,820	1/8/2010	451,226
	Japanese Yen	1,734,515,000	19,336,263	1/25/2010	710,560
	Pound Sterling	724,000	1,199,536	1/13/2010	30,184
	Pound Sterling	1,409,000	2,303,306	1/27/2010	27,778
	Swiss Franc	1,011,000	973,908	3/23/2010	(3,929)
			$36,075,155		$1,247,084

Spectrum Income Trust

The Portfolio used forward foreign currency contracts to enhance potential gain, gain exposure to foreign currencies, maintain diversity and liquidity of the portfolio and hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $58.4 million to $235.3 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Spectrum Income Trust	BUYS
	Canadian Dollar	8,565,000	$8,074,856	2/17/2010	$114,895
	Chinese Yuan Renminbi	58,473,000	8,656,725	7/21/2010	(61,492)
	Chinese Yuan Renminbi	114,035,000	17,330,547	11/16/2010	(492,968)
	Chinese Yuan Renminbi	110,200,000	16,450,216	12/22/2010	(158,711)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Trust, continued	BUYS
	Indian Rupee	190,607,000	$4,147,237	1/19/2010	($55,315)
	Indian Rupee	171,835,000	3,696,171	1/21/2010	(7,767)
	Indian Rupee	451,750,000	9,782,493	2/17/2010	(104,753)
	Israeli Shekel	7,940,000	2,093,992	3/16/2010	2,233
	Malaysian Ringgit	15,850,000	4,708,853	2/17/2010	(87,823)
	Malaysian Ringgit	11,100,000	3,245,614	3/22/2010	(13,860)
	Norwegian Krone	4,496,100	800,687	1/20/2010	(24,619)
	Norwegian Krone	8,135,000	1,397,286	3/16/2010	3,406
	Norwegian Krone	12,307,070	2,136,774	3/18/2010	(17,932)
	Pound Sterling	595,000	972,516	1/20/2010	(11,555)
	Pound Sterling	1,220,000	1,979,279	3/16/2010	(9,621)
	Russian Ruble	192,000,000	6,566,347	2/16/2010	(265,892)
	South Korean Won	2,624,131,000	2,270,992	1/19/2010	(14,878)
	South Korean Won	2,650,000,000	2,237,231	2/3/2010	43,971
	South Korean Won	7,850,000,000	6,726,180	3/16/2010	40,360
	Swedish Krona	11,037,600	1,587,230	1/20/2010	(44,388)
	Swedish Krona	46,846,000	6,540,408	3/16/2010	9,921
	Taiwan Dollar	86,700,000	2,723,418	1/20/2010	4,146
	Taiwan Dollar	136,000,000	4,290,221	2/22/2010	28,610
	Taiwan Dollar	158,250,000	4,948,405	3/22/2010	99,442
			$123,363,678		($1,024,590)

Spectrum Income Trust	SELLS
	Australian Dollar	9,150,000	$7,992,068	3/23/2010	($160,825)
	Brazilian Real	3,750,000	2,121,041	1/13/2010	(29,260)
	Brazilian Real	4,100,000	2,292,937	3/16/2010	(29,572)
	Canadian Dollar	17,110,000	16,314,232	2/17/2010	(46,147)
	Chinese Yuan Renminbi	58,473,000	8,620,522	7/21/2010	25,288
	Euro	2,210,000	3,289,696	1/20/2010	121,614
	Euro	2,150,000	3,175,980	2/4/2010	93,972
	Euro	3,815,000	5,618,747	2/17/2010	150,147
	Euro	2,390,000	3,574,986	2/22/2010	149,090
	Euro	16,470,000	24,017,877	3/16/2010	410,454
	Euro	165,000	236,856	3/18/2010	353
	Euro	1,460,000	2,136,774	3/18/2010	44,078
	Israeli Shekel	7,940,000	2,080,876	3/16/2010	(15,349)
	Japanese Yen	730,000,000	8,063,447	3/23/2010	222,086
	Mexican Peso	25,725,000	1,930,582	1/15/2010	(33,609)
	Mexican Peso	80,160,000	5,972,284	2/4/2010	(134,214)
	Mexican Peso	22,670,000	1,729,478	2/18/2010	5,414
	Mexican Peso	17,570,000	1,382,159	3/8/2010	48,850
	Mexican Peso	125,000,000	9,634,877	3/16/2010	158,278
	Mexican Peso	22,215,000	1,702,234	3/18/2010	18,456
			$111,887,653		$999,104

Strategic Bond Trust

The Portfolio used forward foreign currency contracts to hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from $0 to approximately $11.5 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Strategic Bond Trust	SELLS
	Japanese Yen	1,011,145,300	$11,500,000	2/17/2010	$640,743
			$11,500,000		$640,743

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Strategic Income Trust

The Portfolio used forward foreign currency contracts to hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $270.1 million to $1.7 billion.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Strategic Income Trust	BUYS
	Australian Dollar	5,100,000	$4,423,228	1/29/2010	$146,743
	Australian Dollar	9,700,000	8,873,561	1/29/2010	(181,654)
	Australian Dollar	7,400,000	6,389,528	1/29/2010	241,411
	Australian Dollar	5,300,000	4,576,284	1/29/2010	172,902
	Australian Dollar	1,530,000	1,315,609	1/29/2010	55,383
	Australian Dollar	18,300,000	16,631,223	1/29/2010	(233,090)
	Canadian Dollar	9,699,543	9,286,747	1/29/2010	(12,145)
	Canadian Dollar	29,993,015	28,260,453	1/29/2010	418,555
	Canadian Dollar	125,303,173	116,681,661	1/29/2010	3,131,924
	Canadian Dollar	19,402,488	18,436,420	1/29/2010	116,037
	Canadian Dollar	6,500,137	6,196,280	1/29/2010	19,083
	Canadian Dollar	6,728,000	6,310,946	1/29/2010	122,298
	Canadian Dollar	18,175,185	17,300,000	1/29/2010	78,922
	Canadian Dollar	15,545,192	14,700,000	1/29/2010	164,150
	Canadian Dollar	21,196,288	19,976,854	1/29/2010	290,815
	Euro	19,300,000	28,312,155	1/29/2010	(645,538)
	Euro	25,000,000	36,513,728	1/29/2010	(676,140)
	Euro	6,400,000	9,388,487	1/29/2010	(214,064)
	Euro	9,800,000	14,484,892	1/29/2010	(436,558)
	Euro	4,900,000	7,242,446	1/29/2010	(218,279)
	Euro	27,200,000	40,139,889	1/29/2010	(1,148,594)
	Euro	2,715,000	3,988,471	1/29/2010	(96,509)
	Euro	17,400,000	25,926,986	1/29/2010	(984,025)
	Euro	59,250,000	87,776,967	1/29/2010	(2,841,886)
	Euro	27,476,439	40,705,062	1/29/2010	(1,317,491)
	Euro	12,400,000	18,452,122	1/29/2010	(676,679)
	Euro	11,200,000	16,770,656	1/29/2010	(715,417)
	Japanese Yen	1,321,728,100	14,587,000	1/29/2010	(393,607)
	Japanese Yen	657,756,000	7,259,199	1/29/2010	(195,878)
	Japanese Yen	235,000,000	2,583,127	1/29/2010	(59,577)
	New Zealand Dollar	15,690,895	11,660,692	1/29/2010	(286,706)
	New Zealand Dollar	8,300,000	6,030,364	1/29/2010	(13,876)
	New Zealand Dollar	4,800,000	3,586,559	1/29/2010	(107,145)
	New Zealand Dollar	18,500,000	13,556,798	1/29/2010	(146,554)
	New Zealand Dollar	9,900,000	7,313,624	1/29/2010	(137,332)
	New Zealand Dollar	6,006,728	4,293,759	1/29/2010	60,386
	New Zealand Dollar	12,000,000	9,032,280	1/29/2010	(333,743)
	Pound Sterling	15,777,537	25,823,075	1/29/2010	(342,724)
	Pound Sterling	21,851,711	36,235,623	1/29/2010	(945,624)
	Pound Sterling	973,123	1,564,685	1/29/2010	6,886
	Pound Sterling	3,426,329	5,649,973	1/29/2010	(116,532)
	Pound Sterling	9,400,000	15,110,230	1/29/2010	70,549
			$773,347,643		($8,381,323)

	SELLS
	Australian Dollar	16,100,000	$14,587,000	1/29/2010	$160,228
	Australian Dollar	12,700,000	11,660,692	1/29/2010	280,567
	Australian Dollar	2,200,000	1,987,810	1/29/2010	16,450
	Australian Dollar	5,400,000	4,866,642	1/29/2010	27,849
	Australian Dollar	24,530,000	21,358,911	1/29/2010	(621,756)
	Canadian Dollar	30,920,530	28,312,155	1/29/2010	(1,253,732)
	Canadian Dollar	40,041,000	36,513,728	1/29/2010	(1,773,058)
	Canadian Dollar	10,245,568	9,388,487	1/29/2010	(408,218)
	Canadian Dollar	6,361,452	6,030,364	1/29/2010	(52,390)
	Canadian Dollar	2,890,000	2,710,561	1/29/2010	(52,827)
	Canadian Dollar	54,278,298	50,900,000	1/29/2010	(1,000,341)
	Canadian Dollar	9,738,719	9,237,900	1/29/2010	(74,161)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Trust, continued	SELLS
	Canadian Dollar	97,941,769	$91,619,990	1/29/2010	($2,030,907)
	Euro	6,300,000	9,286,747	1/29/2010	255,675
	Euro	19,100,000	28,260,452	1/29/2010	880,536
	Euro	79,300,000	116,681,661	1/29/2010	3,004,834
	Euro	12,600,000	18,436,420	1/29/2010	374,276
	Euro	17,400,000	25,823,075	1/29/2010	880,114
	Euro	24,100,000	36,235,623	1/29/2010	1,688,188
	Euro	34,600,000	51,352,079	1/29/2010	1,752,858
	Euro	8,050,000	11,836,339	1/29/2010	296,636
	Euro	4,300,000	6,338,200	1/29/2010	174,135
	Euro	27,124,912	40,174,985	1/29/2010	1,291,329
	Euro	20,400,000	30,188,539	1/29/2010	945,068
	Japanese Yen	401,166,000	4,423,228	1/29/2010	115,302
	Japanese Yen	810,435,000	8,873,561	1/29/2010	170,695
	Japanese Yen	650,063,700	7,313,624	1/29/2010	332,907
	Japanese Yen	385,722,900	4,300,000	1/29/2010	157,910
	Japanese Yen	1,969,340,000	21,617,344	1/29/2010	469,561
	New Zealand Dollar	8,966,506	6,389,528	1/29/2010	(110,095)
	New Zealand Dollar	6,408,336	4,576,284	1/29/2010	(68,979)
	New Zealand Dollar	8,300,000	6,196,280	1/29/2010	179,792
	New Zealand Dollar	9,900,000	7,259,199	1/29/2010	82,906
	New Zealand Dollar	6,000,000	4,256,760	1/29/2010	(92,508)
	New Zealand Dollar	5,400,000	3,889,836	1/29/2010	(24,506)
	New Zealand Dollar	49,980,431	35,686,028	1/29/2010	(543,690)
	Pound Sterling	9,204,993	14,484,892	1/29/2010	(380,955)
	Pound Sterling	4,595,808	7,242,446	1/29/2010	(179,676)
	Pound Sterling	25,344,791	40,139,889	1/29/2010	(791,351)
	Pound Sterling	2,189,431	3,586,559	1/29/2010	50,679
	Pound Sterling	8,501,278	13,556,798	1/29/2010	(172,565)
	Pound Sterling	4,600,000	7,539,239	1/29/2010	110,347
	Pound Sterling	2,100,000	3,437,280	1/29/2010	45,829
	Pound Sterling	7,000,000	11,326,940	1/29/2010	22,105
	Pound Sterling	5,100,000	8,374,200	1/29/2010	137,820
	Pound Sterling	9,500,000	15,532,785	1/29/2010	190,509
	Pound Sterling	4,300,000	6,999,325	1/29/2010	54,926
			$910,790,385		$4,518,316

Total Return Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, hedge against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held foreign forward currency contracts with total notional values that ranged from approximately $112.7 million to $259.3 million.

PORTFOLIO	Currency	Principal Amount Covered by Contract	Principal Amount Covered by Contract (USD)	Settlement Date	Unrealized Appreciation (Depreciation)
Total Return Trust	BUYS
	Australian Dollar	5,267,404	$4,883,937	1/11/2010	($155,364)
	Brazilian Real	2,980,131	1,617,000	2/2/2010	84,671
	Brazilian Real	20,794,506	11,188,263	2/2/2010	685,513
	Canadian Dollar	3,300,000	3,100,024	1/21/2010	55,371
	Chinese Yuan Renminbi	3,376,500	500,000	3/29/2010	(4,963)
	Chinese Yuan Renminbi	3,384,400	500,000	3/29/2010	(3,805)
	Chinese Yuan Renminbi	20,591,775	3,045,000	3/29/2010	(25,988)
	Chinese Yuan Renminbi	3,044,326	458,000	8/25/2010	(9,878)
	Chinese Yuan Renminbi	3,831,264	576,000	8/25/2010	(12,042)
	Chinese Yuan Renminbi	15,860,319	2,354,000	8/25/2010	(19,376)
	Chinese Yuan Renminbi	18,150,490	2,708,500	8/25/2010	(36,765)
	Chinese Yuan Renminbi	54,571,279	8,111,500	8/25/2010	(78,659)
	Chinese Yuan Renminbi	5,134,329	774,000	11/17/2010	(15,876)
	Chinese Yuan Renminbi	5,220,814	789,000	11/17/2010	(18,106)
	Chinese Yuan Renminbi	13,250,332	1,999,854	11/17/2010	(43,339)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Chinese Yuan Renminbi	3,170,773	$478,000	11/23/2010	($9,714)
	Euro	399,000	579,015	1/26/2010	(7,045)
	Euro	815,000	1,169,183	1/26/2010	(873)
	Indonesian Rupiah	7,898,200,000	808,000	1/22/2010	29,991
	Indonesian Rupiah	3,254,400,000	320,000	10/7/2010	9,385
	Indonesian Rupiah	3,254,400,000	320,000	10/7/2010	9,385
	Indonesian Rupiah	6,655,311,000	670,000	10/7/2010	3,600
	Indonesian Rupiah	22,828,609,000	2,260,000	10/7/2010	50,537
	Malaysian Ringgit	539,500	157,500	2/12/2010	(178)
	Malaysian Ringgit	1,158,603	338,078	2/12/2010	(222)
	Malaysian Ringgit	1,702,337	503,868	2/12/2010	(7,455)
	Malaysian Ringgit	5,073,411	1,470,000	2/12/2010	9,441
	Malaysian Ringgit	343,818	100,326	6/14/2010	(533)
	Malaysian Ringgit	3,685,620	1,060,000	6/14/2010	9,754
	Malaysian Ringgit	3,719,855	1,070,000	6/14/2010	9,690
	Mexican Peso	21,758,390	1,622,671	4/22/2010	19,484
	Pound Sterling	978,000	1,564,790	1/13/2010	14,803
	Pound Sterling	1,700,000	2,708,931	1/13/2010	36,783
	Singapore Dollar	477,000	343,623	2/11/2010	(4,222)
	Singapore Dollar	265,181	190,627	3/17/2010	(2,000)
	Singapore Dollar	492,000	353,499	3/17/2010	(3,533)
	Singapore Dollar	648,546	467,000	3/17/2010	(5,680)
	Singapore Dollar	805,000	580,532	6/16/2010	(8,243)
	South Korean Won	623,386,000	530,000	2/11/2010	6,818
	South Korean Won	759,535,000	643,510	2/11/2010	10,551
	South Korean Won	1,353,090,000	1,150,000	2/11/2010	15,191
	South Korean Won	2,199,681,000	1,870,000	2/11/2010	24,218
	South Korean Won	217,000,000	183,122	7/28/2010	4,894
	South Korean Won	357,066,000	301,920	7/28/2010	7,455
	South Korean Won	429,840,714	362,271	7/28/2010	10,158
	South Korean Won	854,678,000	725,965	8/27/2010	14,842
	South Korean Won	3,069,469,000	2,575,706	8/27/2010	84,807
	South Korean Won	210,108,786	179,926	11/12/2010	2,454
	South Korean Won	384,355,000	328,284	11/12/2010	5,346
	Taiwan Dollar	8,516,696	267,947	6/10/2010	6,627
	Taiwan Dollar	10,005,900	314,592	6/10/2010	7,994
	Taiwan Dollar	11,003,492	346,731	6/10/2010	8,017
	Taiwan Dollar	1,380,000	44,125	10/12/2010	843
	Taiwan Dollar	4,093,612	130,577	10/12/2010	2,813
			$71,695,397		$767,577

	SELLS
	Australian Dollar	164,000	$149,079	1/11/2010	$1,856
	Chinese Yuan Renminbi	3,243,203	478,000	3/29/2010	2,506
	Chinese Yuan Renminbi	5,251,977	774,000	3/29/2010	3,994
	Chinese Yuan Renminbi	5,353,366	789,000	3/29/2010	4,130
	Chinese Yuan Renminbi	13,504,130	1,989,633	3/29/2010	9,759
	Euro	18,541,000	27,978,369	1/8/2010	1,399,027
	Euro	2,500,000	3,602,863	1/26/2010	19,089
	Euro	4,200,000	5,997,394	1/26/2010	(23,345)
	Euro	12,726,000	18,886,402	2/18/2010	644,400
	Euro	500,000	726,278	3/17/2010	9,599
	Japanese Yen	591,623,000	6,595,376	1/25/2010	242,364
	Japanese Yen	8,490,000,000	94,839,142	3/29/2010	3,639,700
	Pound Sterling	7,935,000	12,971,424	1/27/2010	156,437
			$175,776,960		$6,109,516

Options  Each Portfolio of the Trust described in this report, with the exception of Money Market Trust and Money Market Trust B, may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. The Portfolio may use options to manage against possible changes in the market value of the Portfolio’s assets,

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mitigate exposure to fluctuations in currency values or interest rates, or protect the Portfolio’s unrealized gains. In addition, the Portfolio may use options to facilitate Portfolio investment transactions by protecting the Portfolio against a change in the market price of the investment, enhance potential gains, or as a substitute for the purchase or sale of securities or currency.

Options listed on an exchange, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Using an independent pricing source, options not listed on an exchange are valued at the mean between the last bid and ask prices.

When the Portfolio purchases an option, the premium paid by the Portfolio is included in the respective Portfolios of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

Writing puts and buying calls may increase the Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to such changes. Losses may arise when buying and selling options if there is an illiquid secondary market for the options, which may cause a party to receive less than would be received in a liquid market, or if the counterparties do not perform under the terms of the options.

During the year ended December 31, 2009, the Portfolios used purchased options for the following reasons:

Global Bond Trust, Real Return Bond Trust and Total Return Trust used purchased options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolios. High Income Trust and Strategic Income Trust used purchased options to hedge against anticipated currency exchange rates. Strategic Bond Trust used purchased options to manage duration of the portfolio, hedge against anticipated interest rate changes and maintain diversity and liquidity of the portfolio.

The following summarizes the written options contracts activity during the year ended December 31, 2009:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Active Bond Trust
Outstanding, beginning of period	—	—
Options written	210	($104,281)
Option closed	—	—
Options expired	(210)	104,281
Outstanding, end of period	—	—

Global Bond Trust
Outstanding, beginning of period	208,002,567	($6,298,427)
Options written	325,803,632	(4,019,885)
Option closed	(176,200,773)	5,005,193
Options expired	(227,204,406)	3,358,609
Outstanding, end of period	130,401,020	($1,954,510)

High Income Trust
Outstanding, beginning of period	204,000,000	($3,666,900)
Options written	—	—
Options closed	—	—
Options expired	—	—
Outstanding, end of period	204,000,000	($3,666,900)

Real Return Bond Trust
Outstanding, beginning of period	63,800,074	($1,474,393)
Options written	784,001,591	(10,733,369)
Option closed	(633,400,480)	10,057,110
Options expired	(90,701,185)	730,033
Outstanding, end of period	123,700,000	($1,420,619)

Strategic Bond Trust
Outstanding, beginning of period	70	($53,722)
Options written	3,590	(2,472,058)
Options closed	(771)	611,954
Options expired	(2,337)	1,675,265
Outstanding, end of period	552	($238,561)

Strategic Income Trust
Outstanding, beginning of period	23,560,000	($604,158)
Options written	127,177,500	(1,126,775)
Options closed	—	—
Options expired	(127,177,500)	1,126,775
Outstanding, end of period	23,560,000	($604,158)

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	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Total Return Trust
Outstanding, beginning of period	276,600,870	($8,060,509)
Options written	1,507,606,830	(16,323,344)
Option closed	(538,700,964)	9,441,699
Options expired	(472,004,787)	4,913,515
Outstanding, end of period	773,501,949	($10,028,639)

U.S. Government Securities Trust
Outstanding, beginning of period	186	($144,320)
Options written	759	(325,596)
Option closed	(285)	125,305
Options expired	(508)	263,280
Outstanding, end of period	152	($81,331)

The following summarizes the Portfolios’ use of option contracts and the contracts held as of December 31, 2009:

Options on Exchange-Traded Futures Contracts

Global Bond Trust

The Portfolio used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options on exchange-traded futures with total number of contracts that ranged from approximately 80 to 1,020.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond Trust	CALLS
	U.S. Treasury 10-Year Note Futures	$119.00	Jan 2010	103	($15,836)	($3,219)
	U.S. Treasury 10-Year Note Futures	119.00	Feb 2010	55	(11,034)	(6,875)
	U.S. Treasury 10-Year Note Futures	120.00	Feb 2010	217	(36,754)	(10,172)
				375	($63,624)	($20,266)

	PUTS
	Eurodollar Futures	$98.50	Mar 2010	270	($124,200)	($1,688)
	U.S. Treasury 10-Year Note Futures	116.00	Jan 2010	103	(48,024)	(112,656)
	U.S. Treasury 10-Year Note Futures	115.00	Feb 2010	272	(158,429)	(263,500)
				645	($330,653)	($377,844)

Strategic Bond Trust

The Portfolio used written options to manage duration of the portfolio, hedge against anticipated interest rate changes and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options on exchange-traded futures with total number of contracts that ranged from approximately 130 to 550.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Strategic Bond Trust	CALLS
	Eurodollar Futures	$99.000	Mar 2010	65	($42,914)	($106,031)
	Eurodollar Futures	99.375	Jun 2010	69	(30,863)	(28,463)
	Eurodollar Futures	99.125	Sep 2010	27	(20,162)	(14,175)
				161	($93,939)	($148,669)

	PUTS
	Eurodollar Futures	$98.875	Mar 2010	26	($15,483)	($325)
	Eurodollar Futures	99.375	Mar 2010	12	(4,611)	(600)
	Eurodollar Futures	98.750	Mar 2010	39	(24,180)	(244)
	Eurodollar Futures	99.375	Jun 2010	69	(33,301)	(37,950)
	Eurodollar Futures	99.125	Sep 2010	27	(20,162)	(29,362)
	U.S. Treasury 10-Year Note Futures	115.000	Jan 2010	187	(22,767)	(108,109)
	U.S. Treasury 10-Year Note Futures	116.000	Feb 2010	31	(24,118)	(44,563)
				391	($144,622)	($221,153)

119

FINANCIAL INSTRUMENTS, CONTINUED

Total Return Trust

The Portfolio used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options on exchange-traded futures with total number of contracts that ranged from approximately 80 to 1,950.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Total Return Trust	CALLS
	U.S. Treasury 10-Year Note Futures	$119.00	Feb 2010	977	($302,057)	($122,125)
	U.S. Treasury 10-Year Note Futures	121.00	Feb 2010	245	(79,388)	(3,828)
				1,222	($381,445)	($125,953)

	PUTS
	U.S. Treasury 10-Year Note Futures	$115.00	Feb 2010	497	($161,648)	($481,469)
	U.S. Treasury 10-Year Note Futures	116.00	Feb 2010	230	(159,956)	(330,625)
				727	($321,604)	($812,094)

U.S. Government Securities Trust

The Portfolio used written options to hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written options on exchange-traded futures with total number of contracts that ranged from approximately 150 to 190.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
U.S. Government Securities Trust	CALLS
	Eurodollar Futures	$99.250	Sep 2010	26	($11,615)	($9,588)
	Eurodollar Futures	97.000	Mar 2010	30	(19,403)	(12,750)
	Eurodollar Futures	99.375	Jun 2010	35	(15,611)	(14,437)
				91	($46,629)	($36,775)

	Puts
	Eurodollar Futures	$98.750	Sep 2010	26	($17,791)	($18,850)
	Eurodollar Futures	99.375	Jun 2010	35	(16,911)	(19,250)
				61	($34,702)	($38,100)

In addition to the tables above, Real Return Bond Trust held written options on exchange-traded futures during the year ended December 31, 2009, with total number of contracts that ranged from 0 to approximately 880.

Interest Rate Swaptions

Global Bond Trust

The Portfolio used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held interest rate swaptions with total notional amount that ranged from approximately $43.5 million to $197.1 million.

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.25%	Feb 2010	USD 7,200,000	($41,040)	($2,317)
	10-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 4,400,000	(55,440)	(8,016)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 14,300,000	(159,588)	(26,055)
							25,900,000	($256,068)	($36,388)

	PUTS
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	4.00%	Feb 2010	USD 7,200,000	($51,120)	($118,852)
	10-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 7,600,000	(61,940)	(144,093)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 19,600,000	(179,433)	(371,608)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 9,000,000	(54,000)	(49,482)
							43,400,000	($346,493)	($684,035)

120

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Real Return Bond Trust

The Portfolio used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held interest rate swaptions with total notional amount that ranged from approximately $123.7 million to $183.6 million.

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE		EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		2.80%	Feb 2010	USD 6,000,000	($34,200)	($622)
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		2.75%	Apr 2010	USD 1,500,000	(12,450)	(1,516)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive		3.25%	Feb 2010	USD 5,100,000	(45,900)	(1,641)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		3.25%	Feb 2010	USD 3,500,000	(33,600)	(1,126)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive		3.25%	Apr 2010	USD 1,500,000	(21,337)	(2,733)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive		3.25%	Apr 2010	USD 3,300,000	(48,650)	(6,013)
	10-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive		3.25%	Apr 2010	USD 5,900,000	(68,390)	(10,750)
					>			26,800,000	($264,527)	($24,401)

	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive		5.00%	Jun 2010	USD 33,000,000	($320,565)	($60,390)
	5-Year Interest Rate Swap	BNP PARIBAS	3 Month USD-LIBOR	Receive		5.00%	Jun 2010	USD 6,000,000	(55,050)	(10,980)
	5-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive		5.00%	Jun 2010	USD 3,000,000	(35,700)	(5,490)
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		4.00%	Apr 2010	USD 1,500,000	(6,450)	(16,474)
	7-Year Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive		5.37%	Sep 2010	USD 7,000,000	(225,050)	(49,409)
	7-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive		5.37%	Sep 2010	USD 21,000,000	(336,970)	(148,228)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive		4.00%	Feb 2010	USD 5,100,000	(27,540)	(84,187)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		4.00%	Feb 2010	USD 5,300,000	(25,231)	(87,488)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive		4.25%	Apr 2010	USD 3,200,000	(25,191)	(60,671)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive		4.25%	Apr 2010	USD 3,300,000	(24,510)	(62,567)
	10-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive		4.25%	Apr 2010	USD 5,900,000	(56,335)	(111,862)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive		10.00%	Jul 2012	USD 900,000	(5,940)	(4,948)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive		10.00%	Jul 2012	USD 1,700,000	(11,560)	(9,347)
								96,900,000	($1,156,092)	($712,041)

Total Return Trust

The Portfolio used written options to enhance potential gain, manage duration of the portfolio, hedge against anticipated interest rate changes, gain exposure to certain securities markets and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held interest rate swaptions with total notional amount that ranged from approximately $77.0 million to $763.1 million.

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	CALLS
	5-Year Interest Rate Swap	Barclays Bank PLC	6 Month EUR-EURIBOR	Receive	3.58%	Feb 2010	EUR 5,600,000	($17,267)	($3,607)
	7-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	2.75%	Apr 2010	USD 2,600,000	(11,765)	(2,628)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.25%	Feb 2010	USD 4,400,000	(8,800)	(1,416)
	10-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.25%	Feb 2010	USD 14,300,000	(26,480)	(4,602)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	3.25%	Feb 2010	USD 52,000,000	(555,100)	(16,734)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 7,900,000	(79,000)	(14,394)
	10-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 7,900,000	(79,790)	(14,394)
	10-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 22,600,000	(222,195)	(41,177)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	3.25%	Apr 2010	USD 5,000,000	(45,000)	(9,110)
							122,300,000	($1,045,397)	($108,062)

	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD 140,000,000	($1,470,000)	($256,200)
	5-Year Interest Rate Swap	BNP PARIBAS	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD 60,000,000	(624,000)	(109,800)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	5.00%	Jun 2010	USD 9,000,000	(100,350)	(16,470)
	7-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD 24,300,000	(203,209)	(71,930)
	7-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD 84,000,000	(631,006)	(248,648)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	4.00%	Feb 2010	USD 4,400,000	(37,840)	(72,632)
	10-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	4.00%	Feb 2010	USD 14,300,000	(111,210)	(236,053)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 63,400,000	(1,446,218)	(1,202,039)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	5.00%	Apr 2010	USD 4,000,000	(34,800)	(19,152)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 12,600,000	(171,937)	(238,891)
	10-Year Interest Rate Swap	BNP PARIBAS	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 9,000,000	(88,470)	(170,636)
	10-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 14,500,000	(356,700)	(274,914)
	10-Year Interest Rate Swap	Credit Suisse International	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 7,900,000	(189,600)	(149,781)

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PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust, continued	PUTS
	10-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 88,600,000	($1,720,754)	($1,679,821)
	10-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 4,000,000	(55,216)	(75,838)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 15,000,000	(237,000)	(284,394)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	5.00%	Apr 2010	USD 7,800,000	(74,100)	(37,347)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.00%	Apr 2010	USD 21,500,000	(221,988)	(102,944)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.25%	Apr 2010	USD 2,000,000	(36,372)	(37,919)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD 7,000,000	(54,250)	(39,227)
	10-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD 7,000,000	(56,000)	(39,227)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	6.00%	Aug 2010	USD 22,000,000	(165,550)	(123,284)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 18,500,000	(111,463)	(101,713)
							640,800,000	($8,198,033)	($5,588,860)

Foreign Currency Options

Global Bond Trust

The Portfolio used written options to enhance potential gain, gain exposure to foreign currency and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written foreign currency options with USD notional amounts that ranged from $0 to approximately $59.8 million.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	U.S. Dollar versus Brazilian Real	$1.91	Feb 2010	USD 2,100,000	$2,100,000	($29,400)	($12,218)
	U.S. Dollar versus Brazilian Real	2.10	Mar 2010	USD 2,100,000	2,100,000	(42,273)	(7,791)
	U.S. Dollar versus Mexican Peso	14.22	Feb 2010	USD 1,900,000	1,900,000	(30,609)	(5,810)
	U.S. Dollar versus Mexican Peso	14.95	Mar 2010	USD 2,300,000	2,300,000	(44,620)	(11,245)
	U.S. Dollar versus Mexican Peso	14.95	Mar 2010	USD 6,900,000	6,900,000	(139,794)	(33,734)
	U.S. Dollar versus Mexican Peso	16.25	Sep 2010	USD 4,100,000	4,100,000	(112,340)	(68,564)
	U.S. Dollar versus Norwegian Krone	5.95	Jan 2010	USD 1,500,000	1,500,000	(21,675)	(2,025)
	U.S. Dollar versus Norwegian Krone	5.95	Jan 2010	USD 1,700,000	1,700,000	(26,189)	(13,309)
	U.S. Dollar versus Norwegian Krone	6.05	Feb 2010	USD 2,900,000	2,900,000	(29,870)	(24,238)
	U.S. Dollar versus South Korean Won	1,250.00	Mar 2010	USD 4,400,000	4,400,000	(63,872)	(31,077)
	U.S. Dollar versus South Korean Won	1,250.00	Mar 2010	USD 1,800,000	1,800,000	(21,420)	(12,713)
	U.S. Dollar versus South Korean Won	1,320.00	Mar 2010	USD 2,100,000	2,100,000	(32,629)	(5,475)
	U.S. Dollar versus South Korean Won	1,320.00	Mar 2010	USD 7,100,000	7,100,000	(111,896)	(18,510)
	U.S. Dollar versus South Korean Won	1,500.00	Sep 2010	USD 4,100,000	4,100,000	(45,408)	(31,722)
				45,000,000	$45,000,000	($751,995)	($278,431)

	PUTS
	Australian Dollar versus U.S. Dollar	$0.87	Jan 2010	AUD 1,700,000	$1,527,025	($21,259)	($994)
	Australian Dollar versus U.S. Dollar	0.87	Jan 2010	AUD 1,500,000	1,347,375	(16,659)	(877)
	Australian Dollar versus U.S. Dollar	0.85	Feb 2010	AUD 3,200,000	2,874,400	(42,785)	(8,370)
	Australian Dollar versus U.S. Dollar	0.85	Feb 2010	AUD 1,800,000	1,616,850	(24,319)	(4,708)
	Australian Dollar versus U.S. Dollar	0.83	Mar 2010	AUD 4,600,000	4,131,949	(54,800)	(36,696)
	U.S. Dollar versus Mexican Peso	12.75	Feb 2010	USD 3,300,000	3,300,000	(45,855)	(21,566)
				16,100,000	$14,797,599	($205,677)	($73,211)

High Income Trust

The Portfolio used written options to hedge against anticipated currency exchange rate changes. During the year ended December 31, 2009, the Portfolio held written foreign currency options with total USD notional amounts of $204.0 million.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
High Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Apr 2010	USD 102,000,000	$102,000,000	($1,785,000)	($52,836)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	USD 102,000,000	102,000,000	(1,881,900)	(52,836)
				204,000,000	$204,000,000	($3,666,900)	($105,672)

122

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Strategic Income Trust

The Portfolio used written options to hedge against anticipated currency exchange rate changes and to enhance potential gain. During the year ended December 31, 2009, the Portfolio held written foreign currency options with total USD notional amounts that ranged from approximately $23.6 million to $61.5 million.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Strategic Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Feb 2010	USD 11,900,000	$11,900,000	($297,500)	($369)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	USD 11,660,000	11,660,000	(306,658)	(6,040)
				23,560,000	$23,560,000	($604,158)	($6,409)

Total Return Trust

The Portfolio used written options to enhance potential gain, gain exposure to foreign currency and maintain diversity and liquidity of the portfolio. During the year ended December 31, 2009, the Portfolio held written foreign currency options with total USD notional amounts that ranged from $0 to approximately $10.4 million.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	CALLS
	U.S. Dollar versus Japanese Yen	$95.00	Feb 2010	USD 5,200,000	$5,200,000	($46,020)	($59,644)
				5,200,000	$5,200,000	($46,020)	($59,644)

	PUTS
	U.S. Dollar versus Japanese Yen	$88.00	Feb 2010	USD 5,200,000	$5,200,000	($36,140)	($23,145)
				5,200,000	$5,200,000	($36,140)	($23,145)

Swap Contracts  All Portfolios of the Trust described in this report, with the exception of Money Market Trust and Money Market Trust B, may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage their exposure to credit, currency and interest rate risks to gain exposure in lieu of buying in the physical market, or to enhance income. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, the Portfolio will hold cash and/or liquid securities equal to the net amount of the Portfolio’s exposure, in order to satisfy the Portfolio’s obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Portfolios’ Statements of Assets and Liabilities. If market quotations are not readily available or deemed reliable, certain swap agreements may be fair valued in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Upfront payments made/received by the Portfolio represent payments to compensate for differences between the stated terms of the swap and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. These payments are amortized or accreted for financial reporting purposes, with the un-amortized/un-accreted portion included in the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may default on its obligation under the swap or disagree as to the meaning of the swap terms in the agreements and that there may be unfavorable interest rate changes. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions. Certain portfolios may hold collateral to mitigate exposure to counterparties.

Certain Portfolios are parties to International Swap Dealers Association, Inc. Master Agreements (ISDA Master Agreements) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Portfolios and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as a Credit Support Annex (“CSA”) that accompanies a schedule to ISDA Master Agreements provisions listing types of collateral agreed to by the Portfolios and counterparties and outlining the general obligations of the Portfolios and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in a Portfolio’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Portfolios

Interest Rate Swap Agreements  Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Portfolio settles accrued net receivable or payable under the swap contracts on a periodic basis.

The following summarizes the interest rate swap contracts held as of December 31, 2009 and the use of interest rate swap contracts for the year ended December 31, 2009:

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Global Bond Trust  The Portfolio used interest rate swaps to enhance potential gain/income, substitute for securities purchased (or to be purchased), manage duration of the portfolio and hedge against anticipated interest rate changes. During the year ended December 31, 2009, the Portfolio held interest rate swaps with total USD notional amounts that ranged from approximately $198.7 million to $268.5 million.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	880,000,000	JPY	$9,960,385	6 Month LIBOR	Fixed 1.000%	Jun 2015	$96,417	$4,569	$100,986
	Bank of America N.A.	720,000,000	JPY	8,162,340	6 Month LIBOR	Fixed 1.000%	Jun 2020	19,268	(29,626)	(10,358)
	Barclays Bank PLC	2,500,000	EUR	3,311,877	FRCPXTOB	Fixed 1.948%	Mar 2012	—	74,674	74,674
	Deutsche Bank AG	6,150,000,000	JPY	64,002,498	6 Month LIBOR	Fixed 1.000%	Jun 2011	235,120	140,364	375,484
	Goldman Sachs	3,439,902	BRL	2,622,768	CDI	Fixed 11.360%	Jan 2012	(30)	(23,522)	(23,552)
	JP Morgan Chase Bank	8,100,000	AUD	5,858,731	3 Month BBR-BBSW	Fixed 5.000%	Dec 2011	11,937	(48,200)	(36,263)
	JP Morgan Chase Bank	1,390,005	BRL	1,067,266	CDI	Fixed 11.360%	Jan 2012	—	(9,484)	(9,484)
	Merrill Lynch Capital Services, Inc	16,680,059	BRL	12,687,938	CDI	Fixed 11.360%	Jan 2012	34,858	(149,113)	(114,255)
	Merrill Lynch Capital Services, Inc	9,400,000	MXN	708,138	1 Month MXNTII	Fixed 8.300%	Feb 2019	5,582	(3,302)	2,280
	The Royal Bank of Scotland PLC	2,100,000	EUR	2,800,351	FRCPXTOB	Fixed 1.955%	Mar 2012	—	60,278	60,278
	The Royal Bank of Scotland PLC	1,500,000	EUR	2,000,400	FRCPXTOB	Fixed 1.950%	Mar 2012	—	42,075	42,075
	The Royal Bank of Scotland PLC	13,300,000	AUD	10,665,272	3 Month BBR-BBSW	Fixed 6.500%	Jun 2012	9,507	75,245	84,752
	The Royal Bank of Scotland PLC	1,980,000,000	JPY	22,115,492	6 Month LIBOR	Fixed 1.000%	Jun 2015	201,776	25,443	227,219
	UBS AG	4,750,000,000	JPY	52,720,333	6 Month LIBOR	Fixed 1.000%	Jun 2015	500,511	44,585	545,096
				$198,683,789				$1,114,946	$203,986	$1,318,932

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment received of ($30) for Global Bond Trust as a result of unsettled interest rate swap contracts.

Investment Quality Bond Trust

The Portfolio used interest rate swaps to enhance potential gain/income, gain exposure to certain market securities, manage duration of the portfolio and hedge against anticipated interest rate changes. During the year ended December 31, 2009, the Portfolio held interest rate swaps with total USD notional amounts of $7.2 million.

PORTFOLIO	Counterparty	Notional Amount	Currency	USD Notional Amount	Payments Made by Fund	Payments Received by Fund	Maturity Date	Unamortized Upfront Payment Paid (Received)		Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	JP Morgan Chase Bank	5,100,000	USD	$5,100,000	Fixed 4.318%	3 Month LIBOR	Dec 2028	—		$84,619	$84,619
	JP Morgan Chase Bank	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—		377,394	377,394
				$7,200,000					>—	$462,013	$462,013

Real Return Bond Trust

The Portfolio used interest rate swaps to enhance potential gain/income, substitute for securities purchased (or to be purchased), manage duration of the portfolio and hedge against anticipated interest rate changes. During the year ended December 31, 2009, the Portfolio held interest rate swaps with total USD notional amounts that ranged from approximately $51.0 million to $366.0 million.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED) *	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	1,800,000	EUR	$2,163,511	FRCPXTOB	Fixed 2.103%	Oct 2010	—	$88,819	$88,819
	Barclays Bank PLC	18,617,854	BRL	13,052,104	CDI	Fixed 10.680%	Jan 2012	($107,216)	(234,338)	(341,554)
	BNP Paribas	2,000,000	EUR	2,430,500	FRCPXTOB	Fixed 2.090%	Oct 2010	—	98,428	98,428
	BNP Paribas	2,600,000	EUR	3,089,321	FRCPXTOB	Fixed 2.040%	Feb 2011	—	129,352	129,352
	BNP Paribas	4,500,000	EUR	5,946,749	FRCPXTOB	Fixed 1.988%	Dec 2011	—	163,304	163,304
	JP Morgan Chase Bank	2,000,000	EUR	2,539,299	FRCPXTOB	Fixed 2.028%	Oct 2011	—	95,401	95,401
	Merrill Lynch Capital Services, Inc.	10,217,111	BRL	8,138,790	CDI	Fixed 12.540%	Jan 2012	(26,620)	159,774	133,154
	Morgan Stanley Capital Services, Inc.	7,180,746	BRL	5,201,204	CDI	Fixed 10.115%	Jan 2012	(89,926)	(124,053)	(213,979)
	UBS AG	2,700,000	EUR	3,287,655	FRCPXTOB	Fixed 2.146%	Oct 2010	—	162,231	162,231
	UBS AG	4,100,000	EUR	5,185,062	FRCPXTOB	Fixed 2.095%	Oct 2011	—	222,292	222,292
				$51,034,195				($223,762)	$761,210	$537,448

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment paid of $623 for Real Return Bond Trust as a result of unsettled interest rate swap contracts.

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Total Return Trust

The Portfolio used interest rate swaps to enhance potential gain/income, substitute for securities purchased (or to be purchased), manage duration of the portfolio and hedge against anticipated interest rate changes. During the year ended December 31, 2009, the Portfolio held interest rate swaps with total USD notional amounts that ranged from approximately $764.9 million to $1.4 billion.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	23,700,000	USD	$23,700,000	3 Month LIBOR	Fixed 3.000%	Dec 2010	$475,145	$90,207	$565,352
	Barclays Bank PLC	9,583,618	BRL	4,724,991	CDI	Fixed 11.360%	Jan 2010	—	17,557	17,557
	Barclays Bank PLC	4,800,000	EUR	5,800,402	FRCPXTOB	Fixed 2.103%	Oct 2010	—	236,851	236,851
	Barclays Bank PLC	746,280	BRL	426,658	CDI	Fixed 10.600%	Jan 2012	—	(6,079)	(6,079)
	Barclays Bank PLC	84,700,000	EUR	124,947,161	6 Month EURIBOR	Fixed 3.000%	Jun 2015	213,254	(732,040)	(518,786)
	BNP Paribas	1,100,000	EUR	1,336,775	FRCPXTOB	Fixed 2.090%	Oct 2010	—	54,135	54,135
	BNP Paribas	4,400,000	EUR	6,433,021	6 Month EURIBOR	Fixed 4.500%	Mar 2014	(56,920)	675,947	619,027
	Deutsche Bank AG	3,100,000	AUD	2,200,845	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	8,429	(26,434)	(18,005)
	Deutsche Bank AG	136,400,000	EUR	204,560,710	6 Month EURIBOR	Fixed 3.000%	Jun 2015	111,963	(947,411)	(835,448)
	Goldman Sachs	7,565,268	BRL	5,355,408	CDI	Fixed 10.835%	Jan 2012	8,079	(120,111)	(112,032)
	Goldman Sachs	118,700,000	EUR	178,505,563	6 Month EURIBOR	Fixed 3.000%	Jun 2015	260,984	(988,020)	(727,036)
	HSBC Bank	469,208	BRL	445,434	CDI	Fixed 14.765%	Jan 2012	3,376	22,652	26,028
	HSBC Bank	1,119,126	BRL	639,986	CDI	Fixed 10.610%	Jan 2012	—	(8,942)	(8,942)
	JP Morgan Chase Bank, N.A.	447,768	BRL	255,995	CDI	Fixed 10.600%	Jan 2012	—	(3,648)	(3,648)
	Merrill Lynch Capital Services, Inc.	3,393,435	BRL	1,587,672	CDI	Fixed 12.948%	Jan 2010	(98)	80,085	79,987
	Merrill Lynch Capital Services, Inc.	8,784,896	BRL	4,318,595	CDI	Fixed 11.430%	Jan 2010	—	24,918	24,918
	Merrill Lynch Capital Services, Inc.	7,846,666	BRL	5,572,597	CDI	Fixed 11.980%	Jan 2012	—	99,096	99,096
	Merrill Lynch Capital Services, Inc.	1,541,685	BRL	1,455,700	CDI	Fixed 14.765%	Jan 2012	6,881	78,640	85,521
	Morgan Stanley Capital Services, Inc.	8,284,170	BRL	3,877,565	CDI	Fixed 12.780%	Jan 2010	(310)	174,818	174,508
	Morgan Stanley Capital Services, Inc.	5,197,539	BRL	3,057,472	CDI	Fixed 12.670%	Jan 2010	(838)	1,401	563
	Morgan Stanley Capital Services, Inc.	112,600,000	USD	112,600,000	3 Month LIBOR	Fixed 3.000%	Dec 2010	2,262,570	423,449	2,686,019
	The Royal Bank of Scotland PLC	100,000	USD	100,000	3 Month LIBOR	Fixed 4.000%	Dec 2014	2,120	2,915	5,035
	UBS AG	4,845,729	BRL	3,060,176	CDI	Fixed 12.410%	Jan 2010	(1,044)	1,629	585
	UBS AG	1,100,000	EUR	1,348,876	FRCPXTOB	Fixed 2.146%	Oct 2010	—	66,094	66,094
	UBS AG	47,500,000	AUD	33,782,006	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	25,596	(301,471)	(275,875)
	UBS AG	9,334,627	BRL	6,393,032	CDI	Fixed 10.575%	Jan 2012	(111,390)	(94,856)	(206,246)
	UBS AG	8,798,068	BRL	6,914,825	CDI	Fixed 12.540%	Jan 2012	(3,859)	217,801	213,942
	UBS AG	26,000,000	AUD	21,538,405	6 Month BBR-BBSW	Fixed 6.000%	Sep 2012	—	175,054	175,054
				$764,939,870				$3,203,938	($785,763)	$2,418,175

In addition to the tables above, Spectrum Income Trust held interest rate swaps during the year ended December 31, 2009, with total USD notional amounts that ranged from $0 to approximately $3.4 million.

Credit Default Swap Agreements  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the Seller agrees to remedies that are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Portfolio may enter into CDS, in which the Portfolio may act as the Buyer or Seller. By acting as the Seller, in circumstances in which the Portfolio does not hold offsetting cash equivalent positions equaling the notional amount of the swap, the Portfolio effectively incurs economic leverage because it would be obligated to pay the Buyer such notional amount in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

If the Portfolio is the Seller and a credit event occurs, the Portfolio will either pay to the Buyer the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or securities comprising the referenced index, or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or securities comprising the referenced index. If the Portfolio is the Buyer and a credit event occurs, the Portfolio will either receive an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations, or securities comprising the referenced index, or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers, considering either industry standard recovery rates or entity specific factors and considerations, until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS on corporate issues, sovereign issues of an emerging country and asset-backed securities, involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues, or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific referenced obligation as performance for asset-backed securities can vary. Prepayments, principal paydowns and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent. The Portfolios may use CDS on these types of securities to provide a measure of protection against defaults of the issuers, or to take an active long or short position with respect to the likelihood of default.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market, based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset

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backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms, including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Portfolios may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices, which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms are utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end, and are disclosed in the table below. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as the Seller could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of December 31, 2009, for which the Portfolio is the Seller, are disclosed in the tables below. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received, or net amounts received from the settlement of buy protection CDS agreements entered into by the Portfolio for the same referenced entity or entities.

The following summarizes the Portfolios’ use of credit default swaps, as Buyers of protection for the year ended December 31, 2009, and the contracts held as of December 31, 2009:

Global Bond Trust  The Portfolio used credit default swaps to enhance potential gain/income, hedge against potential credit events and gain exposure to a security or credit index

During the year ended December 31, 2009, the Portfolio held credit default swaps, as buyers of protection, with total USD notional amounts that ranged from approximately $167.8 million to $316.0 million.

PORTFOLIO	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Bank of America N.A.	Rio Tinto Alcan, Inc.	1,100,000	USD	$1,100,000	(0.290)%	Mar 2011	—	($1,536)	($1,536)
	Bank Of America N.A.	CNA Financial Corp.	4,000,000	USD	4,000,000	(0.940)%	Dec 2014	—	245,555	245,555
	Bank of America N.A.	Harris Corp.	500,000	USD	500,000	(1.440)%	Dec 2017	—	(26,480)	(26,480)
	Bank of America N.A.	Computer Sciences Corp.	3,000,000	USD	3,000,000	(0.970)%	Mar 2018	—	(76,349)	(76,349)
	Bank of America N.A.	Marsh & McLennan Companies, Inc.	3,000,000	USD	3,000,000	(0.990)%	Sep 2015	—	(50,210)	(50,210)
	Bank of America N.A.	Prologis	2,000,000	USD	2,000,000	(1.480)%	Dec 2015	—	109,449	109,449
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	(107,107)	(107,107)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	81,167	81,167
	Barclays Bank PLC	Sealed Air Corp.	3,000,000	USD	3,000,000	(1.035)%	Sep 2013	—	(8,909)	(8,909)
	Barclays Bank PLC	Bank of America Corp.	1,800,000	USD	1,800,000	(1.700)%	Dec 2013	—	(55,067)	(55,067)
	Barclays Bank PLC	Citigroup, Inc.	5,500,000	USD	5,500,000	(0.870)%	Jun 2018	—	305,126	305,126
	Barclays Bank PLC	National Grid PLC	1,700,000	USD	1,700,000	(0.207)%	Jun 2011	—	7,804	7,804
	Barclays Bank PLC	CDX.NA.IG.8	46,464,000	USD	46,464,000	(0.600)%	Jun 2017	$1,343,191	609,178	1,952,369
	Barclays Bank PLC	Citigroup, Inc.	2,800,000	USD	2,800,000	(1.350)%	Sep 2018	—	65,731	65,731
	Barclays Bank PLC	Marsh & McLennan Companies, Inc.	900,000	USD	900,000	(0.650)%	Sep 2010	—	(2,310)	(2,310)
	Bear Stearns	Daimler Chrysler AG	300,000	USD	300,000	(0.520)%	Jun 2010	—	(357)	(357)
	Bear Stearns	CNA Financial Corp.	900,000	USD	900,000	(0.440)%	Sep 2011	—	22,479	22,479
	Bear Stearns	Nisource Finance Corp.	400,000	USD	400,000	(0.620)%	Sep 2014	—	7,598	7,598
	Bear Stearns	Goldman Sachs Group, Inc.	1,100,000	USD	1,100,000	(0.330)%	Mar 2016	—	35,562	35,562
	Bear Stearns	Loews Corp.	400,000	USD	400,000	(0.330)%	Mar 2016	—	7,485	7,485
	Bear Stearns	Ryder System, Inc.	1,100,000	USD	1,100,000	(0.460)%	Dec 2016	—	37,191	37,191
	Bear Stearns	Sprint Nextel Corp.	1,400,000	USD	1,400,000	(1.125)%	Dec 2016	—	217,133	217,133
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.743)%	Jun 2013	—	(42,850)	(42,850)
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.780)%	Jun 2013	—	(44,523)	(44,523)
	BNP Paribas	Vivendi	1,100,000	USD	1,100,000	(1.820)%	Jun 2013	—	(39,163)	(39,163)
	BNP Paribas	UBS AG	1,200,000	USD	1,200,000	(2.280)%	Dec 2017	—	(118,113)	(118,113)
	BNP Paribas	JP Morgan Chase & Company	2,700,000	USD	2,700,000	(0.737)%	Mar 2018	—	(46,502)	(46,502)
	BNP Paribas	The Bear Stearns Companies, Inc.	5,900,000	USD	5,900,000	(2.180)%	Mar 2018	—	(714,283)	(714,283)
	Citibank N.A.	The Goldman Sachs Group Inc.	1,000,000	USD	1,000,000	(1.370)%	Jun 2018	—	(30,948)	(30,948)
	Citibank N.A.	Sara Lee Corp.	800,000	USD	800,000	(0.330)%	Sep 2011	—	(441)	(441)
	Citibank N.A.	Autozone, Inc	800,000	USD	800,000	(0.680)%	Dec 2012	—	(7,360)	(7,360)
	Citibank N.A.	Pearson PLC	3,000,000	USD	3,000,000	(0.570)%	Jun 2013	—	(20,984)	(20,984)
	Citibank N.A.	Sealed Air Corp.	1,200,000	USD	1,200,000	(0.590)%	Sep 2013	—	15,566	15,566
	Citibank N.A.	Darden Restaurants, Inc.	3,000,000	USD	3,000,000	(1.450)%	Dec 2017	—	(82,973)	(82,973)
	Credit Suisse International	Johnson Controls Inc.	900,000	USD	900,000	(0.240)%	Mar 2011	—	2,727	2,727
	Deutsche Bank AG	Barclays Bank PLC	2,000,000	EUR	2,870,301	(4.350)%	Sep 2013	—	(318,799)	(318,799)
	Deutsche Bank AG	Bank of America Corp.	1,100,000	USD	1,100,000	(1.720)%	Dec 2013	—	(34,489)	(34,489)
	Deutsche Bank AG	Merrill Lynch Capital Services, Inc.	1,200,000	USD	1,200,000	(4.450)%	Dec 2013	—	(158,354)	(158,354)
	Deutsche Bank AG	Tate & Lyle Public Limited Company	400,000	USD	400,000	(0.510)%	Dec 2014	—	10,751	10,751
	Deutsche Bank AG	Marsh & McLennan Companies, Inc.	2,000,000	USD	2,000,000	(0.800)%	Sep 2015	—	(13,298)	(13,298)
	Deutsche Bank AG	Nabors Industries, Inc.	3,000,000	USD	3,000,000	(0.630)%	Mar 2018	—	41,207	41,207
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(37,167)	(37,167)
	Deutsche Bank AG	Altria Group, Inc.	4,000,000	USD	4,000,000	(1.455)%	Mar 2019	—	82,398	82,398
	Goldman Sachs	British Sky Broadcasting Group, Inc.	2,400,000	USD	2,400,000	(1.420)%	Mar 2018	—	(119,363)	(119,363)
	Goldman Sachs	CDX.NA.IG.10	15,584,800	USD	15,584,800	(1.500)%	Jun 2018	(443,042)	180,194	(262,848)

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PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust, continued
	JP Morgan Chase Bank	CNA Financial Corp.	700,000	USD	$700,000	(0.440)%	Sep 2011	—	$17,484	$17,484
	JP Morgan Chase Bank	Health Care Property Investors, Inc.	300,000	USD	300,000	(0.610)%	Sep 2011	—	3,122	3,122
	Merrill Lynch International	Boston Scientific Corp.	800,000	USD	800,000	(0.510)%	Jun 2011	—	(2,120)	(2,120)
	Merrill Lynch International	International Lease Finance Corp.	1,100,000	USD	1,100,000	(0.130)%	Mar 2012	—	188,990	188,990
	Morgan Stanley Capital Services, Inc.	Masco Corp.	300,000	USD	300,000	(0.580)%	Sep 2012	—	7,324	7,324
	Morgan Stanley Capital Services, Inc.	British Sky Broadcasting Group, Inc.	1,800,000	USD	1,800,000	(1.400)%	Mar 2018	—	(86,956)	(86,956)
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	3,000,000	USD	3,000,000	(0.885)%	Jun 2018	—	128,514	128,514
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(33,505)	(33,505)
	The Royal Bank of Scotland PLC	Daimler Chrysler AG	400,000	USD	400,000	(0.620)%	Sep 2011	—	(1,276)	(1,276)
	The Royal Bank of Scotland PLC	Gatx Corp.	3,000,000	USD	3,000,000	(0.605)%	Mar 2012	—	(12,548)	(12,548)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	77,633	77,633
	The Royal Bank of Scotland PLC	American General Finance Corp.	3,000,000	USD	3,000,000	(1.820)%	Dec 2017	—	1,030,288	1,030,288
	The Royal Bank of Scotland PLC	The Bear Stearns Companies, Inc.	900,000	USD	900,000	(2.223)%	Mar 2018	—	(111,743)	(111,743)
	UBS AG	Boston Scientific Corp.	1,600,000	USD	1,600,000	(2.060)%	Jun 2016	—	(136,772)	(136,772)
	UBS AG	JP Morgan Chase & Company	1,800,000	USD	1,800,000	(0.730)%	Mar 2018	—	(30,095)	(30,095)
					$167,819,101			$900,149	$964,706	$1,864,855

Investment Quality Bond Trust  The Portfolio used credit default swaps to enhance potential gain/income, hedge against potential credit events and gain exposure to a security or credit index. During the year ended December 31, 2009, the Portfolio held credit default swaps, as buyers of protection, with total USD notional amounts of $3.95 million.

PORTFOLIO	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Investment Quality Bond Trust
	Goldman Sachs	CDS M 2.7 09-13	1,250,000	USD	$1,250,000	(2.700)%	Sep 2013	—	($48,975)	($48,975)
	UBS Securities LLC	CDS CYT 1.6 12-13	1,250,000	USD	1,250,000	(1.600)%	Dec 2013	—	(41,406)	(41,406)
	UBS Securities LLC	CDS RE 1.8 12-13	1,450,000	USD	1,450,000	(1.800)%	Dec 2013	—	(46,797)	(46,797)
					$3,950,000			—	($137,178)	($137,178)

Real Return Bond Trust  The Portfolio used credit default swaps to enhance potential gain/income, hedge against potential credit events and gain exposure to a security or credit index During the year ended December 31, 2009, the Portfolio held credit default swaps, as buyers of protection, with total USD notional amounts that ranged from approximately $35.8 million to $116.5 million.

PORTFOLIO	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received) *	Unrealized Appreciation (Depreciation)	Market Value
Real Return Bond Trust
	Bank of America N.A.	Xstrata Canada Corp.	1,300,000	USD	$1,300,000	(0.910)%	Jun 2012	—	($8,388)	($8,388)
	Bank of America N.A.	UST INC.	1,900,000	USD	1,900,000	(0.340)%	Sep 2012	—	(11,447)	(11,447)
	Bank of America N.A.	Liberty Mutual Group, Inc.	900,000	USD	900,000	(1.390)%	Mar 2014	—	12,785	12,785
	Bank of America N.A.	Marriott International, Inc.	5,000,000	USD	5,000,000	(1.730)%	Jun 2017	—	(256,274)	(256,274)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	1,000,000	USD	1,000,000	(1.490)%	Jun 2018	—	27,056	27,056
	Barclays Bank PLC	Rexam PLC	1,000,000	USD	1,000,000	(1.450)%	Jun 2013	—	(13,767)	(13,767)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	1,000,000	(0.535)%	Dec 2014	—	21,187	21,187
	BNP Paribas	International Lease Finance Corp.	800,000	USD	800,000	(1.600)%	Dec 2013	—	165,954	165,954
	Citibank N.A	Echostar DBS Corp.	2,200,000	USD	2,200,000	(3.650)%	Dec 2013	($2)	(143,491)	(143,493)
	Citibank N.A	Masco Corp.	1,200,000	USD	1,200,000	(1.910)%	Dec 2016	—	22,472	22,472
	Deutsche Bank AG	CDX.NA.HY.12	3,760,000	USD	3,760,000	(5.000)%	Jun 2014	168,082	(204,290)	(36,208)
	Deutsche Bank AG	Cardinal Health, Inc.	1,500,000	USD	1,500,000	(0.590)%	Jun 2017	—	(5,937)	(5,937)
	Deutsche Bank AG	Macy’s, Inc	1,000,000	USD	1,000,000	(2.100)%	Sep 2017	—	(13,004)	(13,004)
	Goldman Sachs International	Bank of America N.A.	1,000,000	USD	1,000,000	(2.910)%	Mar 2018	—	(86,957)	(86,957)
	Merrill Lynch Capital Services, Inc.	Echostar DBS Corp.	1,600,000	USD	1,600,000	(3.650)%	Dec 2013	—	(104,358)	(104,358)
	Morgan Stanley Capital Services, Inc.	Pearson PLC	2,500,000	USD	2,500,000	(0.750)%	Jun 2014	—	(33,405)	(33,405)
	UBS AG	CDX.NA.HY.12	8,178,000	USD	8,178,000	(5.000)%	Jun 2014	467,419	(544,922)	(77,503)
					$35,838,000			$635,499	($1,176,786)	($541,287)

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment paid of $1,713 for Real Return Bond Trust as a result of unsettled credit default swap contracts.

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Total Return Trust  The Portfolio used credit default swaps to enhance potential gain/income, hedge against potential credit events and gain exposure to a security or credit index. During the year ended December 31, 2009, the Portfolio held credit default swaps, as buyers of protection, with total USD notional amounts that ranged from $0 to approximately $4.1 million.

PORTFOLIO	Counterparty	Reference Obligation	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Deutsche Bank AG	CDX.NA.HY.12	564,000	USD	$564,000	(5.000)%	Jun 2014	$65,949	($71,294)	($5,345)
					$564,000			$65,949	($71,294)	($5,345)

In addition to the tables above, Spectrum Income Trust held credit default swaps, as buyers of protection, for the year ended December 31, 2009, with total USD notional amounts that ranged from $0 to approximately $395,000.

The following summarizes the Portfolios’ use of credit default swaps, as Sellers of protection for the year ended December 31, 2009 and the contracts held as of December 31, 2009:

Global Bond Trust  The Portfolio used credit default swaps to enhance potential gain/income, to take a long position in the exposure of the benchmark credit and gain exposure to a security or credit index. During the year ended December 31, 2009, the Portfolio held credit default swaps, as sellers of protection, with total USD notional amounts that ranged from approximately $12.2 million to $17.0 million.

PORTFOLIO	Counterparty	Issuer	Implied Credit Spread at 12-31-2009	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Global Bond Trust
	Deutsche Bank AG	ABX.HE.AAA.06-2	n/a	992,524	USD	$992,524	0.110%	May 2046	($364,884)	($173,448)	($538,332)
	JP Morgan Chase Bank	Federative Republic of Brazil	0.73%	3,300,000	USD	3,300,000	1.345%	Aug 2011	—	49,619	49,619
	Merrill Lynch International	Federative Republic of Brazil	0.73%	3,300,000	USD	3,300,000	1.340%	Aug 2011	—	49,287	49,287
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	0.73%	4,600,000	USD	4,600,000	1.380%	Aug 2011	—	72,402	72,402
						$12,192,524			($364,884)	($2,140)	($367,024)

Total Return Trust  The Portfolio used credit default swaps to enhance potential gain/income, to take a long position in the exposure of the benchmark credit and gain exposure to a security or credit index. During the year ended December 31, 2009, the Portfolio held credit default swaps, as sellers of protection, with total USD notional amounts that ranged from approximately $91.3 million to $111.2 million.

PORTFOLIO	Counterparty	Issuer	Implied Credit Spread at 12-31-2009	Notional Amount	Currency	USD Notional Amount	(Pay)/ Receive Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value
Total Return Trust
	Bank of America N.A.	Sallie Mae	4.90%	100,000	USD	$100,000	5.000%	Dec 2010	($7,731)	$7,979	$248
	Barclays Bank PLC	General Electric Capital Corp.	0.59%	1,600,000	USD	1,600,000	0.770%	Jun 2010	—	1,716	1,716
	Barclays Bank PLC	General Electric Capital Corp.	0.88%	1,800,000	USD	1,800,000	1.020%	Sep 2010	—	2,454	2,454
	Barclays Bank PLC	General Electric Capital Corp.	1.17%	300,000	USD	300,000	0.935%	Dec 2010	—	(600)	(600)
	Barclays Bank PLC	United Mexican States	0.90%	1,000,000	USD	1,000,000	0.390%	Jan 2012	—	(8,626)	(8,626)
	Barclays Bank PLC	Ford Motor Credit Company LLC	3.61%	2,500,000	USD	2,500,000	4.150%	Sep 2012	—	37,242	37,242
	Barclays Bank PLC	Ford Motor Credit Company LLC	3.61%	500,000	USD	500,000	5.800%	Sep 2012	—	28,414	28,414
	Barclays Bank PLC	GMAC LLC	3.54%	2,500,000	USD	2,500,000	3.650%	Sep 2012	—	9,813	9,813
	Barclays Bank PLC	GMAC LLC	3.54%	1,900,000	USD	1,900,000	4.800%	Sep 2012	—	62,835	62,835
	Barclays Bank PLC	American International Group, Inc.	5.77%	500,000	USD	500,000	1.670%	Mar 2013	—	(57,604)	(57,604)
	Barclays Bank PLC	American International Group, Inc.	5.83%	4,800,000	USD	4,800,000	5.000%	Dec 2013	(350,003)	224,293	(125,710)
	BNP Paribas	General Electric Capital Corp.	0.88%	800,000	USD	800,000	1.000%	Sep 2010	(6,600)	7,570	970
	BNP Paribas	General Electric Capital Corp.	1.17%	1,200,000	USD	1,200,000	0.940%	Dec 2010	—	(2,339)	(2,339)
	BNP Paribas	General Electric Capital Corp.	1.41%	2,600,000	USD	2,600,000	5.000%	Sep 2011	98,568	64,273	162,841
	Citibank N.A	General Electric Capital Corp.	0.50%	200,000	USD	200,000	1.100%	Mar 2010	—	337	337
	Citibank N.A	General Electric Capital Corp.	0.50%	100,000	USD	100,000	1.150%	Mar 2010	—	181	181
	Citibank N.A	General Electric Capital Corp.	1.17%	500,000	USD	500,000	1.120%	Dec 2010	—	(71)	(71)
	Citibank N.A	General Electric Capital Corp.	1.36%	1,000,000	USD	1,000,000	5.000%	Jun 2011	(34,251)	88,940	54,689
	Citibank N.A	General Electric Capital Corp.	1.36%	2,000,000	USD	2,000,000	5.000%	Jun 2011	(64,970)	174,347	109,377
	Citibank N.A	CDX.NA.HY.8	n/a	8,184,990	USD	8,184,990	0.355%	Jun 2012	—	(2,119)	(2,119)
	Citibank N.A	CDX.NA.HY.8	n/a	4,814,700	USD	4,814,700	0.360%	Jun 2012	—	(665)	(665)
	Citibank N.A	CDX.NA.HY.8	n/a	2,022,174	USD	2,022,174	0.401%	Jun 2012	—	1,719	1,719
	Citibank N.A	GMAC LLC	3.54%	1,000,000	USD	1,000,000	3.720%	Sep 2012	—	5,699	5,699
	Citibank N.A	General Electric Capital Corp.	1.57%	1,500,000	USD	1,500,000	4.325%	Dec 2013	—	155,042	155,042
	Deutsche Bank AG	General Electric Capital Corp.	0.88%	1,900,000	USD	1,900,000	1.070%	Sep 2010	—	3,310	3,310
	Deutsche Bank AG	General Electric Capital Corp.	1.17%	500,000	USD	500,000	0.950%	Dec 2010	—	(925)	(925)
	Deutsche Bank AG	General Electric Capital Corp.	1.41%	700,000	USD	700,000	1.500%	Sep 2011	—	1,401	1,401
	Deutsche Bank AG	General Electric Capital Corp.	1.41%	2,300,000	USD	2,300,000	5.000%	Sep 2011	101,025	43,027	144,052
	Deutsche Bank AG	Ford Motor Credit Company LLC	3.61%	1,100,000	USD	1,100,000	5.650%	Sep 2012	—	58,317	58,317
	Deutsche Bank AG	GMAC LLC	3.54%	1,400,000	USD	1,400,000	4.000%	Sep 2012	—	17,914	17,914
	Deutsche Bank AG	CDX.NA.IG.9	n/a	12,152,686	USD	12,152,686	0.705%	Dec 2012	—	210,093	210,093
	Deutsche Bank AG	Berkshire Hathaway Fin.	1.22%	2,000,000	USD	2,000,000	0.850%	Mar 2013	—	(22,167)	(22,167)
	Deutsche Bank AG	CDX.NA.IG.10	n/a	2,411,247	USD	2,411,247	0.530%	Jun 2013	—	31,235	31,235

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PORTFOLIO	COUNTERPARTY	ISSUER	IMPLIED CREDIT SPREAD AT 12-31-2009	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust (continued)
	Deutsche Bank AG	General Electric Capital Corp.	1.57%	1,400,000	USD	$1,400,000	4.900%	Dec 2013	—	$174,748	$174,748
	Deutsche Bank AG	CDX.EM.12	n/a	2,100,000	USD	2,100,000	5.000%	Dec 2014	$207,236	19,406	226,642
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.84%	1,400,000	USD	1,400,000	1.000%	Dec 2014	9,754	1,170	10,924
	Goldman Sachs	General Electric Capital Corp.	1.17%	700,000	USD	700,000	0.900%	Dec 2010	—	(1,646)	(1,646)
	Goldman Sachs	CDX.NA.IG.10	n/a	2,989,946	USD	2,989,946	0.462%	Jun 2013	—	31,896	31,896
	Goldman Sachs	CDX.NA.IG.9	n/a	964,499	USD	964,499	0.547%	Dec 2017	—	15,831	15,831
	HSBC Bank	Republic of Panama	0.90%	1,400,000	USD	1,400,000	0.760%	Jan 2012	—	820	820
	JP Morgan Chase Bank	Republic of Panama	1.45%	700,000	USD	700,000	1.250%	Jan 2017	—	(4,672)	(4,672)
	JP Morgan Chase Bank	CDX.NA.IG.9	n/a	2,121,897	USD	2,121,898	0.552%	Dec 2017	—	35,552	35,552
	Merrill Lynch Capital Services, Inc.	Federative Republic of Brazil	1.29%	1,000,000	USD	1,000,000	1.950%	Apr 2016	—	40,958	40,958
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	1.41%	2,800,000	USD	2,800,000	1.000%	Sep 2011	(40,138)	21,490	(18,648)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	n/a	4,800,000	USD	4,800,000	0.963%	Dec 2012	—	103,292	103,292
	Morgan Stanley Capital Services, Inc.	GAZPROM	2.33%	100,000	USD	100,000	2.180%	Feb 2013	—	377	377
	Morgan Stanley Capital Services, Inc.	United Kingdom of Great Britain and Northern Ireland	0.84%	400,000	USD	400,000	1.000%	Dec 2014	2,968	153	3,121
	UBS AG	Sallie Mae	4.88%	100,000	USD	100,000	5.000%	Mar 2010	(1,611)	1,791	180
	UBS AG	GAZPROM	2.33%	1,000,000	USD	1,000,000	2.180%	Feb 2013	—	3,773	3,773
						$91,862,140			($85,753)	$1,587,974	$1,502,221

In addition to the tables above, Real Return Bond Trust and Spectrum Income Trust held credit default swaps, as sellers of protection, for the year ended December 31, 2009, with total USD notional amounts that ranged from $0 to approximately $9.2 million and $0 to approximately $250,000, respectively.

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CDI	Brazil Interbank Deposit Rate

EURIBOR	Euro Interbank Offered Rate

FRCPXTOB	French CPI Ex Tobacco Daily Reference Index

LIBOR	London Interbank Offered Rate

Currency symbols are defined as follows:

AUD	Australian Dollar

BRL	Brazilian Real

EUR	Euro

JPY	Japanese Yen

MXN	Mexican Peso

USD	U.S. Dollar

Cash Collateral Received by Portfolios  For certain transactions the Portfolios may receive cash collateral from counterparties. At December 31, 2009, the following Portfolios held cash collateral with respect to the financial instruments noted below:

	Cash Collateral Held
Fund	Swaps	Forward Foreign Currency Contracts	Repurchase Agreements	Total
Global Bond Trust	$13,300,000	$250,000	—	$13,550,000
Real Return Bond Trust	1,910,000	—	—	1,910,000
Total Return Trust	10,420,000	550,000	$330,000	11,300,000

These items are recorded as payables for collateral held by Portfolio on the Statements of Assets and Liabilities.

Fair Value of Derivative Instruments by Risk Category

The table below summarized the fair value of derivatives held by the Portfolios at December 31, 2009 by risk category:

PORTFOLIO		Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Active Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$470,631	($193,145)
	Total			$470,631	($193,145)
Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$211,208	($193,163)
	Total			$211,208	($193,163)

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PORTFOLIO		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FINANCIAL INSTRUMENTS LOCATION	ASSET DERIVATIVES FAIR VALUE	LIABILITY DERIVATIVES FAIR VALUE
Global Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$1,937,925	($1,743,499)
	Credit Contracts	Swap contracts, at value	Credit default swaps	4,871,961	(3,374,130)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts; Written options, at value	Foreign forward currency contracts/Written Options	8,798,520	(11,220,765)
	Total			$15,608,406	($16,338,394)
High Income Trust	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts; Written options, at value; Investments in unaffiliated issuers, at value*	Foreign forward currency contracts/Written Options/Purchased Options	$111,086	($122,675)
	Equity Contracts	Investments in unaffiliated issuers, at value*	Purchased Options	1,968,915	—
	Total			$2,080,001	($122,675)
Investment Quality Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$1,824,221	($180,102)
	Credit Contracts	Swap contracts, at value	Credit default swaps	—	(137,178)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	319,828	(112,197)
	Total			$2,144,049	($429,477)
Real Return Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$1,548,255	($1,381,385)
	Credit Contracts	Swap contracts, at value	Credit default swaps	249,454	(790,741)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	1,456,384	(1,170,739)
	Total			$3,254,093	($3,342,865)
Spectrum Income Trust	Foreign currency contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	$1,795,064	($1,820,550)
	Total			$1,795,064	($1,820,550)
Strategic Bond Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value; Investments in unaffiliated issuers, at value*	Futures†/Written Options/Purchased Options	$2,051,328	($1,190,382)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts	Foreign forward currency contracts	640,743	—
	Total			$2,692,071	($1,190,382)
Strategic Income Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$2,423,634	—
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts; Written options, at value; Investments in unaffiliated issuers, at value*	Foreign forward currency contracts/Written Options/Purchased Options	19,427,378	($23,115,491)
	Equity Contracts	Investments in unaffiliated issuers, at value*	Purchased Options	15,000	—
	Total			$21,866,012	($23,115,491)

130

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PORTFOLIO		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FINANCIAL INSTRUMENTS LOCATION	ASSET DERIVATIVES FAIR VALUE	LIABILITY DERIVATIVES FAIR VALUE
Total Return Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$12,917,141	($15,119,737)
	Credit Contracts	Swap contracts, at value	Credit default swaps	1,748,013	(251,137)
	Foreign exchange contracts	Receivable/Payable for foreign forward currency exchange contracts; Written options, at value	Foreign forward currency contracts/Written Options	7,374,297	(579,993)
	Total			$22,039,451	($15,950,867)
U.S. Government Securities Trust	Interest rate contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments; Written options, at value	Futures†/Written Options	$525,913	($1,579,911)
	Total			$525,913	($1,579,911)

*	Purchased options are included in the Portfolio’s Investments

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the period ended December 31, 2009:

	STATEMENT OF OPERATIONS LOCATION – NET REALIZED GAIN (LOSS) ON
PORTFOLIO	RISK	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Active Bond Trust	Interest rate contracts	—	$104,282	$425,923	—	—	$530,205
	Total	—	$104,282	$425,923	—	—	$530,205
Bond Trust	Interest rate contracts	—	—	$5,231	—	—	$5,231
	Total	—	—	$5,231	—	—	$5,231
Global Bond Trust	Interest rate contracts	$17,459,320	($12,335,983)	$11,355,372	($20,000,401)	—	($3,521,692)
	Credit contracts	—	—	—	1,989,834	—	1,989,834
	Foreign currency contracts	(30,624)	12,825	—	—	$24,693,432	24,675,633
	Total	$17,428,696	($12,323,158)	$11,355,372	($18,010,567)	$24,693,432	$23,143,775
High Income Trust	Foreign currency contracts	—	—	—	—	$111,638	$111,638
	Total	—	—	—	—	$111,638	$111,638
Investment Quality Bond Trust	Interest rate contracts	—	—	$221,868	($399,094)	—	($177,226)
	Credit contracts	—	—	—	(36,825)	—	(36,825)
	Foreign currency contracts	—	—	—	—	($611,231)	(611,231)
	Total	—	—	$221,868	($435,919)	($611,231)	($825,282)
Real Return Bond Trust	Interest rate contracts	$144,679	$1,013,709	$20,872,085	($19,967,770)	—	$2,062,703
	Credit contracts	—	—	—	2,480,054	—	2,480,054
	Foreign currency contracts	—	—	—	—	($5,790,215)	(5,790,215)
	Total	$144,679	$1,013,709	$20,872,085	($17,487,716)	($5,790,215)	($1,247,458)
Spectrum Income Trust	Interest rate contracts	—	—	($672,585)	$240,440	—	($432,145)
	Credit contracts	—	—	—	(223,417)	—	(223,417)
	Foreign currency contracts	—	—	(824,206)	—	($708,081)	(1,532,287)
	Total	—	—	($1,496,791)	$17,023	($708,081)	($2,187,849)
Strategic Bond Trust	Interest rate contracts	($79,688)	$1,772,524	$1,095,349	—	—	$2,788,185
	Foreign currency contracts	—	—	—	—	($574,640)	(574,640)
	Total	($79,688)	$1,772,524	$1,095,349	—	($574,640)	$2,213,545
Strategic Income Trust	Interest rate contracts	—	—	($5,826,398)	—	—	($5,826,398)
	Equity contracts	—	—	—	—	—	—
	Foreign currency contracts	$2,142,072	$1,147,769	—	—	($7,378,341)	(4,088,500)
	Total	$2,142,072	$1,147,769	($5,826,398)	—	($7,378,341)	($9,914,898)
Total Return Trust	Interest rate contracts	($771,492)	($8,641,593)	$56,139,723	$46,859,128	—	$93,585,766
	Credit contracts	—	—	—	(8,190,739)	—	(8,190,739)
	Foreign currency contracts	—	—	—	—	($7,375,731)	(7,375,731)
	Total	($771,492)	($8,641,593)	$56,139,723	$38,668,389	($7,375,731)	$78,019,296
U.S. Government Securities Trust	Interest rate contracts	—	$353,600	$4,636,703	—	—	$4,990,303
	Total	—	$353,600	$4,636,703	—	—	$4,990,303

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

131

FINANCIAL INSTRUMENTS, CONTINUED

The table below summarizes the change in unrealized appreciation (depreciation) in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the period ended December 31, 2009:

		STATEMENT OF OPERATIONS LOCATION – CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
PORTFOLIO	RISK	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Translation of assets and liabilities in foreign currencies*	Total
Active Bond Trust	Interest rate contracts	—	—	$80,878	—	—	$80,878
	Total	—	—	$80,878	—	—	$80,878
Bond Trust	Interest rate contracts	—	—	$18,045	—	—	$18,045
	Total	—	—	$18,045	—	—	$18,045
Global Bond Trust	Interest rate contracts	($17,317,603)	$20,291,518	($14,345,596)	$42,035,958	—	$30,664,277
	Credit contracts	—	—	—	(16,712,392)	—	(16,712,392)
	Foreign currency contracts	—	606,030	—	—	($28,087,865)	(27,481,835)
	Total	($17,317,603)	$20,897,548	($14,345,596)	$25,323,566	($28,087,865)	($13,529,950)
High Income Trust	Equity contracts	($1,114,051)	—	—	—	—	($1,114,051)
	Foreign currency contracts	(13,279,992)	$13,279,992	—	—	($623,361)	(623,361)
	Total	($14,394,043)	$13,279,992	—	—	($623,361)	($1,737,412)
Investment Quality Bond Trust	Interest rate contracts	—	—	$1,016,917	$2,127,639	—	$3,144,556
	Credit contracts	—	—	—	(392,461)	—	(392,461)
	Foreign currency contracts	—	—	—	—	$31,925	31,925
	Total	—	—	$1,016,917	$1,735,178	$31,925	$2,784,020
Real Return Bond Trust	Interest rate contracts	($140,776)	$3,294,762	($19,386,656)	$37,946,944	—	$21,714,274
	Credit contracts	—	—	—	(14,553,116)	—	(14,553,116)
	Foreign currency contracts	—	—	—	—	$4,662,899	4,662,899
	Total	($140,776)	$3,294,762	($19,386,656)	$23,393,828	$4,662,899	$11,824,057
Spectrum Income Trust	Interest rate contracts	—	—	$143,492	($153,193)	—	($9,701)
	Credit contracts	—	—	—	181,089	—	181,089
	Foreign currency contracts	—	—	318,600	—	($1,974,157)	(1,655,557)
	Total	—	—	$462,092	$27,896	($1,974,157)	($1,484,169)
Strategic Bond Trust	Interest rate contracts	$189,892	$43,186	($616,895)	—	—	($383,817)
	Foreign currency contracts	—	—	—	—	$1,215,383	1,215,383
	Total	$189,892	$43,186	($616,895)	—	$1,215,383	$831,566
Strategic Income Trust	Interest rate contracts	—	—	$2,423,634	—	—	$2,423,634
	Equity contracts	($240,000)	—	—	—	—	(240,000)
	Foreign currency contracts	(2,358,325)	$1,504,256	—	—	($17,165,264)	(18,019,333)
	Total	($2,598,325)	$1,504,256	$2,423,634	—	($17,165,264)	($15,835,699)
Total Return Trust	Interest rate contracts	($20,596,502)	$25,656,760	($47,583,479)	$16,737,493	—	($25,785,728)
	Credit contracts	—	—	—	13,466,654	—	13,466,654
	Foreign currency contracts	—	(629)	—	—	$11,996,655	11,996,026
	Total	($20,596,502)	$25,656,131	($47,583,479)	$30,204,147	$11,996,655	($323,048)
U.S. Government Securities Trust	Interest rate contracts	—	$409,674	($315,286)	—	—	$94,388
	Total	—	$409,674	($315,286)	—	—	$94,388

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of the subadvisory fees.

Under the Advisory Agreement, the Portfolios pay a daily management fee to the Adviser as outlined below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	Active Bond Trust — 0.60% of aggregate net assets.

•	Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of average net assets between $500 million and $1.5 billion; c) 0.575% of average net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of average net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Floating Rate Income Trust — a) 0.70% of the first $1.1 billion of aggregate net assets; b) 0.675% of aggregate net assets between $1.1 billion and $2 billion; and c) 0.65% of the excess over $2 billion of aggregate net assets.

132

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Income Trust — a) 0.725% of the first $150 million of aggregate net assets; b) 0.675% of aggregate net assets between $150 million and $500 million; c) 0.65% of the aggregate net assets between $500 million and $2.5 billion; and d) 0.60% of the excess over $2.5 billion of aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this Portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other Portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% on the excess over $500 million of aggregate net assets.

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust and Money Market Trust B — a) 0.50% of the first $500 million of average net assets and b) 0.47% excess over $500 million of average net assets.

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% excess over $1 billion of aggregate net assets.

•	Short-Term Bond — a) 0.60% of the first $100 million of average net assets; b) 0.575% of average net assets between $100 million and $250 million; and c) 0.55% of the excess over $250 million of average net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% excess over $250 million of aggregate net assets.

•	Spectrum Income Trust — a) 0.80% of the first $250 million of aggregate net assets and b) 0.725% excess over $250 million of aggregate net assets.

•	Strategic Bond Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% excess over $500 million of aggregate net assets.

•	Strategic Income Trust — a) 0.725% of the first $500 million of aggregate net assets and b) 0.65% excess over $500 million of aggregate net assets.

•	Total Return Trust — When aggregate net assets exceed $3 billion, the following schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% excess over $1 billion of aggregate net assets. If aggregate net assets are less than $3 billion, the advisory fee is 0.700% of aggregate net assets.

•	U.S. Government Securities Trust — a) 0.62% of the first $500 million of aggregate net assets and b) 0.55% excess over $500 million of aggregate net assets.

•	U.S. High Yield Bond Trust — a) 0.75% of the first $200 million of aggregate net assets and b) 0.72% excess over $200 million of aggregate net assets.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. The following Subadvisors are used by the Portfolios:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and MFC Global Investment Management (U.S.), LLC*
Bond Trust	MFC Global Investment Management (U.S.), LLC*
Core Bond Trust	Wells Capital Management, Incorporated
Floating Rate Income Trust	Western Asset Management Company
Global Bond Trust	Pacific Investment Management Company, LLC
High Income Trust	MFC Global Investment Management (U.S.), LLC*
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	MFC Global Investment Management (U.S.A.) Limited*
Money Market Trust B	MFC Global Investment Management (U.S.A.) Limited*
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short-Term Bond Trust	Declaration Management and Research, LLC*
Short Term Government Income Trust	MFC Global Investment Management (U.S.), LLC*
Spectrum Income Trust	T. Rowe Price Associates, Inc.
Strategic Bond Trust	Western Asset Management Company
Strategic Income Trust	MFC Global Investment Management (U.S.), LLC*
Total Return Trust	Pacific Investment Management Company, LLC
U.S. Government Securities Trust	Western Asset Management Company
U.S. High Yield Bond Trust	Wells Capital Management, Incorporated

*	An affiliate of the Adviser.

The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust B	0.49%
Bond Trust	0.63%	Real Return Bond Trust	0.68%
Core Bond Trust	0.61%	Short-Term Bond Trust	0.60%
Floating Rate Income Trust	0.69%	Short Term Government Income Trust	0.57%
Global Bond Trust	0.70%	Spectrum Income Trust	0.73%
High Income Trust	0.67%	Strategic Bond Trust	0.67%
High Yield Trust	0.66%	Strategic Income Trust	0.69%
Income Trust	0.81%	Total Return Trust	0.68%
Investment Quality Bond Trust	0.59%	U.S. Government Securities Trust	0.62%
Money Market Trust	0.47%	U.S. High Yield Bond Trust	0.72%

133

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Expense Reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios covered in this report are all Portfolios covered in this report except Money Market Trust B. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. On December 31, 2009, this reimbursement was replaced with an annualized 0.01% waiver on assets in excess of $85 billion of aggregate net assets of JHT and JHF II Portfolios, excluding the net assets of fund of fund Portfolios.

The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, underlying Portfolio expenses and short dividends. This expense reduction will continue in effect until terminated by the Adviser. The effective date of the voluntary waiver is detailed below.

Fund	Waiver amount as a percentage of average net assets	Effective date
Active Bond Trust	0.15%	October 1, 2009
Bond Trust	0.15%	November 1, 2009
Core Bond Trust	0.15%	October 1, 2009
Floating Rate Income Trust	0.15%	October 1, 2009
Global Bond Trust	0.15%	October 1, 2009
High Income Trust	0.15%	October 1, 2009
High Yield Trust	0.15%	October 1, 2009
Investment Quality Bond Trust	0.15%	October 1, 2009
Money Market Trust	0.15%	October 1, 2009
Real Return Bond Trust	0.15%	October 1, 2009
Short-Term Bond Trust	0.15%	October 1, 2009
Short Term Government Income Trust	0.15%	January 1, 2009
Spectrum Income Trust	0.15%	October 1, 2009
Strategic Bond Trust	0.15%	October 1, 2009
Strategic Income Trust	0.15%	October 1, 2009
Total Return Trust	0.15%	October 1, 2009
U.S. Government Securities Trust	0.15%	October 1, 2009
U.S. High Yield Bond Trust	0.15%	October 1, 2009

The Adviser has contractually agreed to waive advisory fees for Income Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, short dividends, taxes, portfolio brokerage commissions, interest, litigation, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.10% of average daily net assets. The expense reimbursement shall continue in effect until May 1, 2010, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B Portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolio’s business, underlying fund expenses and short dividends. The expense cap will remain in effect until May 1, 2010, and may terminate at any time thereafter.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts the Spectrum Income Trust and may be terminated at any time by the Adviser.

The Distributor has voluntarily agreed to reimburse certain class-specific Portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust, to the extent necessary in order to maintain a minimum yield for all classes of the Portfolio. In addition, the Adviser voluntarily agreed to reimburse certain Portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Portfolio expenses is fully utilized.

For the year ended December 31, 2009, the waivers under the agreements detailed above amounted to:

Portfolio	Amount	Portfolio	Amount
Active Bond Trust	$9,093	Money Market Trust B	$2,233,497
Bond Trust	2,782	Real Return Bond Trust	3,630
Core Bond Trust	4,778	Short-Term Bond Trust	446
Floating Rate Income Trust	3,500	Short Term Government Income Trust	13,399
Global Bond Trust	4,482	Spectrum Income Trust	312,568
High Income Trust	2,666	Strategic Bond Trust	2,973
High Yield Trust	9,576	Strategic Income Trust	2,879
Income Trust	2,193	Total Return Trust	14,681
Investment Quality Bond Trust	2,037	U.S. Government Securities Trust	1,464
Money Market Trust	3,286,270	U.S. High Yield Bond Trust	3,373

134

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Expense Recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers originally occurred to the extent that a Portfolio is below its expense limitation during this period. Certain reimbursements or waivers are not subject to recapture. For the year ended December 31, 2009, the Portfolios did not recapture any expenses. The amounts of waived or reimbursed expenses subject to potential recovery expiring in 2012 are as follows:

Portfolio	Amounts eligible for recovery through December 1, 2012
Money Market Trust B	$2,233,497
Short Term Government Income Trust	12,943

Accounting and Legal Services Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, compliance, financial, legal, tax, valuation and recordkeeping services of the Portfolios, including the preparation of all annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets, with the exception of Bond Trust and Short Term Government Income Trust, in which the effective rate was 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I shares and Series II shares of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. The Distributor may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

Trustee fees  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

6.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2009 and 2008 were as follows:

Active Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	358,962	$3,279,703	257,360	$2,313,037
Distributions reinvested	623,669	5,625,321	630,019	5,125,318
Repurchased	(2,031,068)	(17,495,387)	(3,262,203)	(29,067,890)
Net decrease	(1,048,437)	($8,590,363)	(2,374,824)	($21,629,535)
Series II shares
Sold	3,199,935	$28,700,736	—	—
Distributions reinvested	2,602,479	23,537,048	2,648,065	$21,569,328
Repurchased	(5,937,284)	(50,356,594)	(22,312,450)	(197,103,147)
Net increase (decrease)	(134,870)	$1,881,190	(19,664,385)	($175,533,819)
Series NAV shares
Sold	8,979,358	$71,225,648	21,154,538	$185,582,541
Distributions reinvested	10,921,075	98,068,769	12,744,456	103,299,322
Repurchased	(86,982,470)	(765,649,578)	(19,919,343)	(175,911,133)
Net increase (decrease)	(67,082,037)	($596,355,161)	13,979,651	$112,970,730
Net decrease	(68,265,344)	($603,064,334)	(8,059,558)	($84,192,624)

Bond Trust	Period ended 12-31-09[1]
	Shares	Amount
Series NAV shares
Sold	110,769,183	$1,425,816,449
Distributions reinvested	182,224	2,370,733
Net increase	110,951,407	$1,428,187,182

1	Period from 7-29-09 (inception date) to 12-31-09.

Core Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	300,383	$3,758,350	82,556	$1,020,912
Distributions reinvested	3,994	52,024	3,755	46,193
Repurchased	(277,323)	(3,535,896)	(5,626)	(71,336)
Net increase	27,054	$274,478	80,685	$995,769
Series II shares
Sold	949,253	$11,928,687	851,972	$10,712,410
Distributions reinvested	20,784	273,602	33,172	408,387
Repurchased	(772,814)	(9,861,614)	(448,385)	(5,614,030)
Net increase	197,223	$2,340,675	436,759	$5,506,767
Series NAV shares
Sold	61,959,588	$799,689,566	7,434,135	$91,812,802
Distributions reinvested	1,609,583	21,353,118	1,059,881	13,067,224
Repurchased	(1,855,933)	(23,112,647)	(10,632,878)	(130,453,823)
Net increase (decrease)	61,713,238	$797,930,037	(2,138,862)	($25,573,797)
Net increase (decrease)	61,937,515	$800,545,190	(1,621,418)	($19,071,261)

135

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Floating Rate Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	864,625	$8,321,844	67,750,757	$795,248,706
Distributions reinvested	4,332,530	52,008,808	2,502,385	22,196,152
Repurchased	(18,679,763)	(214,899,147)	(3,065,099)	(35,815,983)
Net increase (decrease)	(13,482,608)	($154,568,495)	67,188,043	$781,628,875

Global Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	797,548	$9,743,686	2,312,811	$36,904,087
Distributions reinvested	2,259,272	24,035,802	48,076	784,606
Repurchased	(1,981,115)	(24,968,475)	(3,236,544)	(48,943,304)
Net increase (decrease)	1,075,705	$8,811,013	(875,657)	($11,254,611)
Series II shares
Sold	2,349,251	$27,858,610	3,365,054	$52,953,243
Distributions reinvested	4,058,841	42,903,289	82,217	1,336,848
Repurchased	(2,195,862)	(28,164,643)	(6,941,582)	(104,908,733)
Net increase (decrease)	4,212,230	$42,597,256	(3,494,311)	($50,618,642)
Series NAV shares
Sold	5,693,665	$76,366,259	10,297,500	$153,928,649
Distributions reinvested	14,952,384	158,704,984	323,332	5,260,606
Repurchased	(8,995,664)	(120,309,086)	(30,107,299)	(470,771,610)
Net increase (decrease)	11,650,385	$114,762,157	(19,486,467)	($311,582,355)
Net increase (decrease)	16,938,320	$166,170,426	(23,856,435)	($373,455,608)

High Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,790,485	$22,846,807	297,823	$2,621,774
Distributions reinvested	178,976	1,626,577	21,367	129,664
Repurchased	(1,126,448)	(9,686,954)	(164,607)	(1,665,513)
Net increase	1,843,013	$14,786,430	154,583	$1,085,925
Series NAV shares
Sold	2,132,253	$11,858,781	20,270,989	$173,009,446
Distributions reinvested	6,959,882	58,599,493	8,476,397	52,109,537
Repurchased	(14,831,082)	(121,182,536)	(860,771)	(6,325,357)
Net increase (decrease)	(5,738,947)	($50,724,262)	27,886,615	$218,793,626
Net increase (decrease)	(3,895,934)	($35,937,832)	28,041,198	$219,879,551

High Yield Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,070,864	$26,847,636	3,322,465	$25,052,971
Distributions reinvested	1,129,352	8,831,821	1,180,947	7,185,386
Repurchased	(5,060,037)	(34,330,249)	(5,446,331)	(46,961,541)
Net increase (decrease)	140,179	$1,349,208	(942,919)	($14,723,184)
Series II shares
Sold	9,183,624	$62,702,504	4,803,379	$33,804,075
Distributions reinvested	1,230,846	9,718,038	809,159	4,954,775
Repurchased	(7,850,661)	(51,993,897)	(4,021,426)	(35,648,330)
Net increase	2,563,809	$20,426,645	1,591,112	$3,110,520
Series NAV shares
Sold	5,381,770	$33,150,744	33,440,402	$237,820,813
Distributions reinvested	23,425,406	182,018,346	28,700,913	168,973,777
Repurchased	(59,296,874)	(451,870,755)	(23,406,813)	(201,808,846)
Net increase (decrease)	(30,489,698)	($236,701,665)	38,734,502	$204,985,744
Net increase (decrease)	(27,785,710)	($214,925,812)	39,382,695	$193,373,080

Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,083,624	$9,543,130	15,890,400	$174,803,991
Distributions reinvested	3,434,844	33,212,130	3,179,746	25,290,703
Repurchased	(5,134,006)	(43,552,697)	(3,219,884)	(31,490,368)
Net increase (decrease)	(615,538)	($797,437)	15,850,262	$168,604,326

136

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Investment Quality Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,089,158	$43,741,807	732,979	$7,958,079
Distributions reinvested	788,906	8,629,459	929,007	9,729,684
Repurchased	(985,752)	(10,660,440)	(2,791,020)	(30,858,809)
Net increase (decrease)	3,892,312	$41,710,826	(1,129,034)	($13,171,046)
Series II shares
Sold	4,892,346	$55,019,183	1,249,471	$14,083,791
Distributions reinvested	615,400	6,745,304	825,071	8,650,108
Repurchased	(1,737,900)	(18,762,502)	(5,402,154)	(58,877,849)
Net increase (decrease)	3,769,846	$43,001,985	(3,327,612)	($36,143,950)
Series NAV shares
Sold	2,233,962	$23,075,716	3,273,512	$36,825,342
Distributions reinvested	414,696	4,494,841	692,468	7,248,010
Repurchased	(5,262,819)	(58,182,532)	(4,809,854)	(50,232,392)
Net decrease	(2,614,161)	($30,611,975)	(843,874)	($6,159,040)
Net increase (decrease)	5,047,997	$54,100,836	(5,300,520)	($55,474,036)

Money Market Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	60,140,138	$601,401,378	151,815,134	$1,518,151,349
Distributions reinvested	766,893	7,668,931	5,076,275	50,762,752
Repurchased	(93,397,294)	(933,972,941)	(36,516,771)	(365,167,714)
Net increase (decrease)	(32,490,263)	($324,902,632)	120,374,638	$1,203,746,387
Series II shares
Sold	42,566,553	$425,665,562	119,072,461	$1,190,724,589
Distributions reinvested	120,798	1,207,977	1,289,501	12,895,006
Repurchased	(70,937,730)	(709,377,304)	(18,706,333)	(187,063,329)
Net increase (decrease)	(28,250,379)	($282,503,765)	101,655,629	$1,016,556,266
Net increase (decrease)	(60,740,642)	($607,406,397)	222,030,267	$2,220,302,653

Money Market Trust B	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	284,940,644	$284,940,649	591,244,014	$591,244,014
Distributions reinvested	4,418,229	4,418,229	14,203,358	14,203,358
Repurchased	(590,129,554)	(590,129,554)	(254,147,228)	(254,147,228)
Net increase (decrease)	(300,770,681)	($300,770,676)	351,300,144	$351,300,144

Real Return Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	322,014	$3,834,924	666,876	$8,897,819
Distributions reinvested	105,081	1,198,211	24,294	331,616
Repurchased	(503,569)	(5,878,150)	(672,333)	(8,505,162)
Net increase (decrease)	(76,474)	($845,015)	18,837	$724,273
Series II shares
Sold	1,304,586	$15,391,013	4,175,567	$57,178,648
Distributions reinvested	1,177,021	13,278,415	250,017	3,385,235
Repurchased	(1,980,704)	(23,291,704)	(4,283,864)	(55,169,738)
Net increase	500,903	$5,377,724	141,720	$5,394,145
Series NAV shares
Sold	10,497,801	$124,882,555	32,974,215	$397,438,046
Distributions reinvested	10,514,111	117,170,469	2,038,218	27,556,707
Repurchased	(79,871,403)	(967,267,288)	(34,162,396)	(453,100,088)
Net increase (decrease)	(58,859,491)	($725,214,264)	850,037	($28,105,335)
Net increase (decrease)	(58,435,062)	($720,681,555)	1,010,594	($21,986,917)

Short-Term Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,030,913	$14,996,865	905,336	$8,176,715
Distributions reinvested	647,274	4,947,414	1,222,704	8,473,341
Repurchased	(3,773,429)	(28,031,389)	(14,782,151)	(130,003,073)
Net decrease	(1,095,242)	($8,087,110)	(12,654,111)	($113,353,017)

137

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust	Period ended 12-31-09[1]
	Shares	Amount
Series NAV shares
Sold	12,574,844	$160,320,495
Distributions reinvested	30,605	392,044
Repurchased	(12,161)	(152,377)
Net increase	12,593,288	$160,560,162

1	Period from 1-2-09 (inception date) to 12-31-09.

Spectrum Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	50,535,440	$640,260,415	20,386,873	$253,874,764
Distributions reinvested	4,397,278	56,645,888	6,493,605	74,416,361
Repurchased	(5,812,148)	(63,459,976)	(14,498,757)	(179,382,776)
Net increase	49,120,570	$633,446,327	12,381,721	$148,908,349

Strategic Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	764,937	$7,079,854	172,233	$1,683,835
Distributions reinvested	757,011	7,094,170	880,554	7,561,474
Repurchased	(1,926,956)	(17,311,440)	(4,292,109)	(42,487,283)
Net decrease	(405,008)	($3,137,416)	(3,239,322)	($33,241,974)
Series II shares
Sold	1,816,274	$16,472,572	351,745	$3,496,296
Distributions reinvested	585,980	5,513,925	611,827	5,237,712
Repurchased	(1,374,023)	(12,510,962)	(2,927,255)	(28,921,422)
Net increase (decrease)	1,028,231	$9,475,535	(1,963,683)	($20,187,414)
Series NAV shares
Sold	6,549,668	$54,316,342	11,328,955	$108,960,911
Distributions reinvested	3,602,988	33,396,202	4,240,094	35,741,377
Repurchased	(23,290,011)	(222,672,309)	(5,317,461)	(50,021,728)
Net increase (decrease)	(13,137,355)	($134,959,765)	10,251,588	$94,680,560
Net increase (decrease)	(12,514,132)	($128,621,646)	5,048,583	$41,251,172

Strategic Income Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	847,960	$10,684,391	615,069	$8,139,754
Distributions reinvested	112,519	1,427,031	150,253	1,754,106
Repurchased	(306,033)	(3,604,713)	(369,490)	(4,805,953)
Net increase	654,446	$8,506,709	395,832	$5,087,907
Series II shares
Sold	382,513	$4,697,586	209,541	$2,820,729
Distributions reinvested	59,883	754,609	109,545	1,301,902
Repurchased	(320,427)	(3,940,732)	(630,556)	(8,310,870)
Net increase (decrease)	121,969	$1,511,463	(311,470)	($4,188,239)
Series NAV shares
Sold	6,437,679	$72,406,151	16,210,451	$202,541,120
Distributions reinvested	2,723,093	33,844,091	4,734,263	54,949,360
Repurchased	(17,557,546)	(223,907,544)	(8,348,562)	(107,285,559)
Net increase (decrease)	(8,396,774)	($117,657,302)	12,596,152	$150,204,921
Net increase (decrease)	(7,620,359)	($107,639,130)	12,680,514	$151,104,589

Total Return Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,423,662	$46,695,094	4,604,851	$64,187,903
Distributions reinvested	2,215,218	29,419,627	1,471,071	19,979,087
Repurchased	(5,064,572)	(69,107,072)	(6,154,694)	(84,476,186)
Net increase (decrease)	574,308	$7,007,649	(78,772)	($309,196)
Series II shares
Sold	5,672,018	$77,391,918	6,243,569	$86,918,146
Distributions reinvested	1,957,553	25,990,040	1,125,393	15,257,644
Repurchased	(2,665,916)	(36,487,846)	(4,688,260)	(64,400,277)
Net increase	4,963,655	$66,894,112	2,680,702	$37,775,513
Series NAV shares
Sold	68,921,059	$950,193,772	22,344,614	$305,442,209
Distributions reinvested	13,037,061	173,911,583	6,933,224	94,035,114
Repurchased	(10,047,024)	(134,646,944)	(38,763,672)	(528,164,479)
Net increase (decrease)	71,911,096	$989,458,411	(9,485,834)	($128,687,156)
Net increase (decrease)	77,449,059	$1,063,360,172	(6,883,904)	($91,220,839)

138

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

U.S. Government Securities Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	996,573	$12,256,569	3,083,777	$39,172,141
Distributions reinvested	593,553	7,285,535	454,117	5,556,637
Repurchased	(3,190,131)	(39,487,836)	(4,724,483)	(59,415,769)
Net decrease	(1,600,005)	($19,945,732)	(1,186,589)	($14,686,991)
Series II shares
Sold	2,295,956	$28,471,921	4,962,163	$62,570,068
Distributions reinvested	424,312	5,216,251	273,124	3,341,494
Repurchased	(2,468,195)	(30,527,391)	(3,944,403)	(49,567,072)
Net increase	252,073	$3,160,781	1,290,884	$16,344,490
Series NAV shares
Sold	1,628,924	$19,970,672	3,751,732	$47,469,295
Distributions reinvested	389,629	4,750,087	302,420	3,692,217
Repurchased	(5,060,122)	(63,589,434)	(4,462,362)	(55,658,747)
Net decrease	(3,041,569)	($38,868,675)	(408,210)	($4,497,235)
Net decrease	(4,389,501)	($55,653,626)	(303,915)	($2,839,736)

U.S. High Yield Bond Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	637,894	$6,964,623	228,139	$2,504,857
Distributions reinvested	22,267	264,398	5,239	48,167
Repurchased	(539,576)	(6,425,744)	(190,047)	(2,080,468)
Net increase	120,585	$803,277	43,331	$472,556
Series II shares
Sold	557,648	$5,873,141	208,827	$2,318,223
Distributions reinvested	46,236	555,859	13,874	129,333
Repurchased	(303,159)	(3,529,561)	(167,823)	(2,023,394)
Net increase	300,725	$2,899,439	54,878	$424,162
Series NAV shares
Sold	3,511,196	$37,502,857	25,154,562	$272,672,148
Distributions reinvested	4,914,430	58,735,121	4,011,165	36,608,019
Repurchased	(16,734,850)	(196,783,063)	(3,988,997)	(41,288,053)
Net increase (decrease)	(8,309,224)	($100,545,085)	25,176,730	$267,992,114
Net increase (decrease)	(7,887,914)	($96,842,369)	25,274,939	$268,888,832

7.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated Funds of the Portfolios and are managed by the Adviser and its affiliates. The affiliated Funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolio’s net assets. For the year ended December 31, 2009, the following Portfolios had an affiliate Fund ownership concentration of 5% or more of the Portfolios’ net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
Active Bond Trust	25.9%
Bond Trust	100.0%
Core Bond Trust	97.5%
Floating Rate Income Trust	100.0%
Global Bond Trust	57.9%
High Income Trust	96.5%
High Yield Trust	86.4%
Income Trust	100.0%
Investment Quality Bond Trust	14.4%
Real Return Bond Trust	67.6%
Short Term Government Income Trust	100.0%
Spectrum Income Trust	100.0%
Strategic Bond Trust	67.8%
Strategic Income Trust	91.3%
Total Return Trust	73.2%
U.S. Government Securities Trust	15.9%
U.S. High Yield Bond Trust	94.1%

139

8.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2009:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$754,502,158	$772,542,264	$1,031,857,245	$898,569,047
Bond Trust	1,058,126,555	742,726,379	372,756,100	44,763,673
Core Bond Trust	2,896,284,065	959,527,977	2,498,966,909	613,728,621
Floating Rate Income Trust	—	358,659,987	105,237,477	505,416,023
Global Bond Trust	657,278,818	2,156,407,809	754,377,014	2,336,139,131
High Income Trust	—	475,890,261	—	521,199,036
High Yield Trust	—	1,601,751,345	70,270,364	1,707,519,128
Income Trust	7,839,991	275,817,608	10,656,736	256,414,115
Investment Quality Bond Trust	33,912,752	78,127,363	17,861,921	53,004,401
Real Return Bond Trust	7,917,164,179	209,931,459	8,907,814,616	541,128,171
Short-Term Bond Trust	—	33,669,227	2,555,968	49,300,880
Short Term Government Income Trust	212,473,027	557,325	55,767,202	—
Spectrum Income Trust	1,003,179,408	895,089,280	489,339,611	778,499,708
Strategic Bond Trust	500,410,239	246,998,351	500,335,599	377,639,307
Strategic Income Trust	44,616,957	432,445,161	132,681,945	399,015,498
Total Return Trust	5,123,847,893	1,304,485,981	5,284,075,866	1,539,314,558
U.S. Government Securities Trust	307,446,363	107,781,285	331,830,949	153,249,432
U.S. High Yield Bond Trust	3,842,351	338,714,594	5,747,120	419,871,769

9.  U.S. DEPARTMENT OF TREASURY TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS The Portfolios participated in the U.S. Department of Treasury Temporary Guarantee Program for Money Market Funds (the Program) until April 30, 2009. Under the Program the Treasury guaranteed that shareholders of Money Market Trust and Money Market Trust B would receive $1.00 ($10.00 for Money Market Trust) for each share of the Portfolios held by them as of the close of business on September 19, 2008, in the event that the Portfolios liquidated and the per share value at the time of liquidation was less than $1.00 ($10.00 for Money Market Trust) (a Guarantee Event).

Recovery under the Program was subject to certain conditions and limitations, including the following:

•	For investors who held shares of the Portfolios on September 19, 2008, the Program provided a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	The guarantee was not available to investors who were not Portfolios shareholders on September 19, 2008. In addition, this guarantee was not available to investors who were Portfolios shareholders on September 19, 2008, but who sold all their Portfolios shares prior to the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program was limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must have occurred during the term of the Program. Recovery under the Program would have required the Portfolios to liquidate.

The Program was initially in effect until December 18, 2008. However, the U.S. Department of Treasury extended the program two times until September 19, 2009. On December 4, 2008, the Board of Trustees approved continuation in the first extension, which expired on April 30, 2009. The Portfolios’ participation was not extended under the secondary extension. Participation in the Program required a payment to the U.S. Treasury in the amount of 0.025% of the net asset value of the Portfolios, as of September 19, 2008 (0.01% for the original program and 0.015% for the extended program). The Trustees considered whether the Portfolios should continue to participate in the Program. Participation in the extension of the Program required payment of an additional fee. The cost of participating in the Program and any extension was borne by the Portfolios, and was not subject to any expense limitation or reimbursement agreement. All shareholders benefitted from the Program and its extension to the extent that it helped to stabilize the Portfolios by discouraging shareholders from withdrawing their assets from the Portfolios.

10. SUBSEQUENT EVENT  On December 17, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Portfolios listed below into the corresponding Acquiring Portfolios. A shareholder’s meeting has been scheduled for April 16, 2010 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday April 30, 2010, subject to regulatory and shareholder approval.

ACQUIRED PORTFOLIOS	CORRESPONDING ACQUIRING PORTFOLIOS
Short-Term Bond Trust	Short Term Government Income Trust
U.S. Government Securities Trust	Short Term Government Income Trust

140

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

141

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2009.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year:

PORTFOLIO	Long Term Capital Gains
Global Bond Trust	$1,854,626
Real Return Bond Trust	7,466,744
Total Return Trust	38,669,847
U.S. Government Securities Trust	4,215,561

142

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on June 26, 2009, the Board, including all of the Independent Trustees, approved the following new portfolio for John Hancock Trust (the “Trust”):

    Bond Trust

This section describes the evaluation by the Board of Trustees of:

(a)  an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management, LLC (the “Adviser” or “JHIMS”) to add the Bond Trust.

(b)  an amendment to the subadvisory agreement between the Adviser and MFC Global Investment Management (U.S.), LLC (the “MFC Global (U.S.)”) to add the Bond Trust (the “Subadvisory Agreement Amendment”).

MFC Global (U.S.) is also referred to as the “Subadviser”.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on June 26, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel,

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the Bond Trust;

(2)–reviewed the advisory fee structure for the Bond Trust and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements” below) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Bond Trust to benefit from economies of scale if the assets of the Bond Trust grow;

(3)–with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): the Reimbursement shall equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $50 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios are: each Lifestyle Trust, each Lifecycle Trust, American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Trust, American New World Trust, Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B, Absolute Return Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Allocation Trust, Core Balanced Trust, Core Disciplined Diversification Trust and Core Balanced Strategy Trust.);

(4)–(a) reviewed and considered an analysis presented by JHIMS regarding the anticipated profitability of the JHIMS’s and its affiliates’ relationship with the Bond Trust and whether JHIMS has the financial ability to provide a high level of services to the Bond Trust,

(b)  considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Bond Trust,

(c)  noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the Bond Trust and concluded that the advisory fees to be paid by the Trust with respect to the Bond Trust are reasonable in light of such information; and

(d)  considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the Bond Trust and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the

143

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Board concluded that the Advisor and its affiliates’ anticipated level of profitability, if any, from their relationship with the Bond Trust was reasonable and not excessive;

(5)–reviewed comparative information with respect to the advisory fee rates and concluded that anticipated advisory fees for the Bond Trust are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the Bond Trust. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the Bond Trust, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on June 26, 2009, the Board, including all the Independent Trustees, approved the Subadvisory Agreement Amendment.

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)  information relating to each Subadviser’s business, including current subadvisory services to the Trust,

(2)  that MFC Global (U.S.) currently provides subadvisory services to the Trust or John Hancock Funds II,

(3)  that MFC Global (U.S.) has extensive experience and demonstrated skills as a manager;

(4)  the investment performance of other Trust and John Hancock Funds II funds managed by MFC Global (U.S.);

(5)  the proposed subadvisory fee for the Bond Trust and comparative fee information.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of considerations, including the following:

(1)  Both MFC Global (U.S.) currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with its management of these funds;

(2)  The subadvisory fee under the Subadvisory Agreement Amendment is: (i) within industry norms and (ii) paid by the Adviser and not by the Bond Trust; and

(3)  Subadvisory breakpoints are reflected as breakpoints in the advisory fee for the Bond Trust.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

144

John Hancock Trust
Appendix A

Trust (Subadviser)	Comparable Fund Performance as of March 31, 2009	Estimated Fees and Expenses as of March 31, 2009
Bond Trust (MFC Global Investment Management (U.S.) Limited	No comparable fund performance information is available for this Trust.	Subadvisory fees for this Trust were lower than its peer group median. Advisory fees for this Trust were higher than its peer group median.

145

John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)	Expressive Art Therapist; Massachusetts General Hospital (2001-2007). Former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).
Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp (1997-2000) (financial information publishing).
Trustee of John Hancock Funds II (since September 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Funds II (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Virtus Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp, Director (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Board of John Hancock Funds II (since 2005).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director, Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

146

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[4] Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Funds II (since September 2008).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Trust and John Hancock Funds II.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years

Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

147

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Michael J. Leary Born: 1965	Treasurer (since 2009)
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993-2004); Manager, Ernst & Young, LLC (1988-1993).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the John Hancock Advisers LLC, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005-2007); Vice President, Manulife Financial Corporation (until 2006).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

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John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

149

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Examples	17
Portfolio of Investments (See below for each Portfolio’s page #)	19-37
Statements of Assets and Liabilities	38
Statements of Operations	41
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	70
Federal Tax Information	71
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	72
Trustees and Officers Information	75
For More Information	78

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
500 Index Trust	4	19
500 Index Trust B	5	20
Core Balanced Trust	6	21
Core Balanced Strategy Trust	7	21
Core Strategy Trust	8	21
International Equity Index Trust A	9	22
International Equity Index Trust B	10	24
International Index Trust	11	26
Mid Cap Index Trust	12	28
Small Cap Index Trust	13	29
Total Bond Market Trust A	14	30
Total Bond Market Trust B	15	33
Total Stock Market Index Trust	16	35

2

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2009. The views expressed are those of the portfolio manager as of December 31, 2009, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

500 Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.22
Financial	13.91
Technology	12.91
Energy	10.99
Communications	10.55
Industrial	9.63
Consumer, Cyclical	8.32
Utilities	3.37
Basic Materials	3.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   ▶ For the year, the 500 Index Trust Series I returned +25.74%, underperforming the +26.46% return of the S&P 500 Index.

Environment   ▶ For Main Street, the economic data still showed some challenges ahead, but there were further signs of improvement. Employment started the quarter off poorly, with numbers coming in weaker than expected. However, the November figures were much better than expectations. Non-farm payroll declined by 11,000, much better than the anticipated decline of 125,000. The federal program to aid first-time homebuyers with a tax credit boosted sales meaningfully during the fourth quarter and the program has been extended into 2010. The S&P/Case-Shiller Home Price Index showed continued improvements in pricing, but it was still down over the previous year. Inventories remain high, but well below the peak levels we saw early in 2009.

There was little change in U.S. inflation rates. For example, the figures released in December showed the core consumer price index (CPI) at about 1.8% year over year. Third quarter gross domestic product (GDP) was revised slightly downward to 2.2%, below the expected 2.8%. However, investors appeared to be more influenced by raised expectations for GDP in the fourth quarter, with estimates of up to 5% growth. The retail environment was mixed in the critical fourth quarter. Black Friday numbers came in slightly better than expected, driven by higher consumer electronics sales. Retail apparel was weak as expected.

During the year, Information Technology and Materials were the best performing sectors, returning 59.9% and 45.2%, respectively. Telecommunication Services and Utilities were the weakest areas, returning 2.63% and 6.8%, respectively.

Evidence is now reasonably clear that the recession ended in mid-2009. However, the economy is not completely out of the woods. Several economic statistics released late in the year may indicate that the recovery could be losing momentum. Consumer confidence, wages and income all flattened out; employment has improved markedly, but was still negative at year end.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
500 Index Trust Series I	25.74%	–0.09%	—	–1.52%	–0.45%	—	–13.74%
500 Index Trust Series II3	25.59%	–0.27%	—	–1.67%	–1.36%	—	–15.01%
500 Index Trust Series NAV[4]	25.94%	–0.30%	—	–1.62%	–1.50%	—	–14.65%
S&P 500 Index[5,6,7]	26.46%	0.42%	—	–1.01%	2.11%	—	–9.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 1, 2000.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is October 31, 2005. For periods prior to October 31, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to October 31, 2005 reflected series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

500 Index Trust B
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.51
Financial	14.11
Technology	13.09
Energy	11.15
Communications	10.70
Industrial	9.76
Consumer, Cyclical	8.44
Utilities	3.41
Basic Materials	3.29
Diversified	0.04

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the 500 Index Trust B Series NAV returned +26.35%, in line with the +26.46% return of the S&P 500 Index.

Environment  ▶ For Main Street, the economic data still showed some challenges ahead, but there were further signs of improvement. Employment started the quarter off poorly, with numbers coming in weaker than expected. However, the November figures were much better than expectations. Non-farm payroll declined by 11,000, much better than the anticipated decline of 125,000. The federal program to aid first-time homebuyers with a tax credit boosted sales meaningfully during the fourth quarter and the program has been extended into 2010. The S&P/Case-Shiller Home Price Index showed continued improvements in pricing, but it was still down over the previous year. Inventories remain high, but well below the peak levels we saw early in 2009.

There was little change in U.S. inflation rates. For example, the figures released in December showed the core consumer price index (CPI) at about 1.8% year over year. Third quarter gross domestic product (GDP) was revised slightly downward to 2.2%, below the expected 2.8%. However, investors appeared to be more influenced by raised expectations for GDP in the fourth quarter, with estimates of up to 5% growth. The retail environment was mixed in the critical fourth quarter. Black Friday numbers came in slightly better than expected, driven by higher consumer electronics sales. Retail apparel was weak as expected.

During the year, Information Technology and Materials were the best performing sectors, returning 59.9% and 45.2%, respectively. Telecommunication Services and Utilities were the weakest areas, returning 2.63% and 6.8%, respectively.

Evidence is now reasonably clear that the recession ended in mid-2009. However, the economy is not completely out of the woods. Several economic statistics released late in the year may indicate that the recovery could be losing momentum. Consumer confidence, wages and income all flattened out; employment has improved markedly, but was still negative at year end.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series NAV[2]	26.35%	0.20%	–1.13%	1.01%	–10.77%
S&P 500 Index[3,4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1996.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Core Balanced Trust
Advisor: John Hancock Investment Management Services, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital by investing a substantial portion of its assets in the Balanced Trust, but is authorized to invest without limitation in other Underlying Funds. The fund may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total[1]
Moderate Allocation	60.01
U.S. Large Cap	18.60
Intermediate Bond	13.03
International Large Cap	5.60
U.S. Small Cap	1.40
U.S. Mid Cap	1.40

1	Percentages are based on total net assets as of December 31, 2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ Since its inception on May 1, 2009 through December 31, 2009, the Core Balanced Trust Series I returned +21.41%, underperforming the +21.74% return of the Combined Index.

Environment  ▶ After falling significantly for the first few months of the year, equities, as represented by the S&P 500 Index, roared back to outperform bonds, as represented by the Barclays Capital U.S. Aggregate Bond Index, due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions and improving corporate profitability. Across the equity markets, international stocks outpaced domestic stocks. They were led by emerging market equities, which gained more than 75% over the period. Within fixed income, non-investment grade sectors, such as high yield bonds and floating rate loans, rallied as credit spreads fell from their all-time highs, which were experienced at the end of 2008.

The Core Balanced Trust performed in line with its market index, which consists of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index. The Trust’s overweight to equities benefited results. The largest contribution to return came from the Trust’s 60% allocation to the Balanced Trust. The remaining 40% of the Trust is invested among five index portfolios. The strong returns came from the non-U.S. allocations, although exposure to U.S. equities was greater. Within the portfolio’s actively managed portions, stock selection was strong as active managers outpaced their respective large value and large growth indexes on the U.S. side and the MSCI EAFE Index for the Trust’s non-U.S. portion. Given the strong equity market rally in 2009, the managers have modestly reduced their overweight to equities. They favor large-cap equities over small-cap equities, based on valuations, and remain interested in non-U.S. stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year	Since inception
Core Balanced Trust Series I (began 5/1/09)	—	—	—	—	—	21.41%
Core Balanced Trust Series II (began 5/1/09)	—	—	—	—	—	21.26%
Russell 3000 Index[2,3,7]	—	—	—	—	—	30.19%
Barclays Capital U.S. Aggregate Bond Index[2,4,7]	—	—	—	—	—	5.30%
MSCI EAFE Index[2,5,7]	—	—	—	—	—	35.74%
Combined Index[2,6,7]	—	—	—	—	—	21.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

6	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Core Balanced Strategy Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital by investing in Underlying Funds that invest primarily in equity securities and approximately 50% of its net assets in Underlying Funds that invest primarily in fixed-income securities. Underlying Funds eligible for purchase by the fund include the following index funds: 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Total Bond Market Trust A. The fund may, however, invest in other JHT funds and other investment companies including exchange traded funds (“ETFs”). Current income is also a consideration.

Sector Weighting	% of Total [1]
Intermediate Bond	49.87
U.S. Large Cap	25.10
International Large Cap	13.61
U.S. Mid Cap	7.98
U.S. Small Cap	4.66

[1]	Percentages are based on total net assets as of December 31, 2009.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ Since its inception on July 24, 2009 through December 31, 2009, the Core Balanced Strategy Trust Series NAV returned +10.65%, in underperforming the +11.25% return of the Combined Index.

Environment  ▶ The Trust modestly outperformed its broad benchmark for the period. The strong relative results were largely attributable to the mid-cap stock asset class, as that proved to be the top-performing U.S. equity asset class for the period, handily beating the S&P 500 Index. The small-cap asset class performance was in line with the S&P 500 Index for the period, neither adding to nor detracting from performance. Within international equities, the Trust’s allocation to large-cap stocks produced strong positive absolute returns. However, they lagged the S&P 500 Index, modestly detracting from the portfolio’s relative results.

7

Core Strategy Trust
(formerly, Index Allocation Trust)
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek long term growth of capital by investing approximately 70% of its total assets in equity securities and Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in fixed income securities and Underlying Funds which invest primarily in fixed income securities which include securities held by the Underlying Funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total[1]
U.S. Large Cap	34.29
Intermediate Bond	29.89
International Large Cap	18.64
U.S. Mid Cap	11.00
U.S. Small Cap	6.18

1	Percentages are based on total net assets as of December 31, 2009.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Core Strategy Trust Series II returned +21.65%, outperforming the +20.44% return of the Combined Index.

Environment  ▶ The Trust’s performance was modestly positive for the year, largely due to allocations to diversifying asset classes that outperformed the broad benchmark.

The allocation to the mid-cap blend asset class was a benefit to performance, as it proved to be one of the top-performing U.S. equity asset classes in 2009 and handily outperformed the S&P 500 Index. To a lesser extent, an allocation to the small-cap blend equities boosted performance, as this asset class modestly outperformed the S&P 500 Index. Within international equities, the allocation to international large-cap stocks supported the Trust’s performance in U.S. dollar terms, both due to strong results in local international markets, as well as from the U.S. dollar’s weak performance in 2009.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Strategy Trust Series I (began 4/28/08)	21.87%	—	—	–5.08%	—	—	–8.41%
Core Strategy Trust Series II (began 2/10/06)	21.65%	—	—	1.11%	—	—	4.37%
Core Strategy Trust Series NAV (began 4/28/08)	21.93%	—	—	–5.03%	—	—	–8.33%
S&P 500 Index[2,3,6] (2/10/06)	26.46%	—	—	–1.12%	—	—	–4.30%
Barclays Capital U.S. Aggregate Bond Index[2,4,6] (2/10/06)	5.93%	—	—	5.84%	—	—	24.69%
Combined Index[2,5,6] (2/10/06)	20.44%	—	—	1.06%	—	—	4.19%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

International Equity Index Trust A
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.07
Consumer, Non-cyclical	14.66
Basic Materials	11.52
Energy	10.68
Industrial	10.39
Communications	8.71
Consumer, Cyclical	7.53
Utilities	4.73
Technology	3.94
Diversified	1.21

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the International Equity Index Trust A Series I returned +37.86%, underperforming the +41.45% return of the MSCI AC World ex U.S. Index.

Environment  ▶ Lackluster holiday trading marked the end of the year, but the quiet close did little to blemish broadly positive results for global equities during the latest month, quarter and year. Indeed, after a harrowing start, 2009 saw remarkably persistent recovery in both economic prospects and risk appetites. While historic 2007 highs remained distant memories, investor sentiment still benefited immensely as many market averages regained levels that had broken down badly after the September 2008 collapse of Lehman Brothers.

The MSCI AC World ex U.S. Index returned +41.45% for the year. All developed market countries posted large, positive returns over the past year, as did emerging market countries. As a group, emerging markets significantly outperformed developed markets +74.5% versus +29.7%. Asia-Pacific led other regions with a return of +34% versus +33% for Europe and +29% for the Americas.

All 10 sectors had positive annual returns. Materials (+69%) and Financials (+38%) were the best performers, while Utilities (+4%) and Telecommunication Services (+15%) had the weakest returns.

By utilizing a passive, replication investment style, the fund owns largely the same stocks, sectors and countries in similar weightings to the MSCI AC World ex U.S. Index. As such, we expect the portfolio’s returns to reflect those of the underlying benchmark. At year end, the five largest sectors in the Index were Financials (26%), Materials (12%), Energy (11%), Industrials (10%) and Consumer Discretionary (8%). The five largest country weightings in the Index were the United Kingdom (15%), Japan (15%), France (8%), Canada (7%) and Australia (6%).

The fund does use exchange-traded equity index futures to maintain market exposure while simultaneously allowing for daily cash liquidity. The futures used are small, unleveraged positions that are employed solely to equitize the small cash amounts in the portfolio. Futures positions generally make up less than 5% of the portfolio’s value and do not materially contribute to the fund’s tracking error versus the Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
International Equity Index Trust A Series I3	37.86%	5.24%	—	7.79%	29.12%	—	52.94%
International Equity Index Trust A Series II3	37.48%	5.02%	—	7.56%	27.73%	—	51.10%
MSCI AC World ex U.S. Index[4,5,6]	41.45%	5.83%	—	8.41%	32.76%	—	58.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 3, 2004.

3	The inception date for Series I and Series II shares of the International Equity Index Trust A is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (JHVST Fund) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from their inception date, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available. It is not possible to invest directly in an index.

5	MSCI AC World ex U.S. Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

International Equity Index Trust B
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.07
Consumer, Non-cyclical	14.74
Basic Materials	11.47
Energy	10.56
Industrial	10.41
Communications	8.56
Consumer, Cyclical	7.56
Utilities	4.75
Technology	3.72
Diversified	1.12

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the International Equity Index Trust B Series NAV returned +38.80%, underperforming the +41.45% return of the MSCI AC World ex U.S. Index.

Environment  ▶ Lackluster holiday trading marked the end of the year, but the quiet close did little to blemish broadly positive results for global equities during the latest month, quarter and year. Indeed, after a harrowing start, 2009 saw remarkably persistent recovery in both economic prospects and risk appetites. While historic 2007 highs remained distant memories, investor sentiment still benefited immensely as many market averages regained levels that had broken down badly after the September 2008 collapse of Lehman Brothers.

The MSCI AC World ex U.S. Index returned +41.45% for the year. All developed market countries posted large, positive returns over the past year, as did emerging market countries. As a group, emerging markets significantly outperformed developed markets +74.5% versus +29.7%. Asia-Pacific led other regions with a return of +34% versus +33% for Europe and +29% for the Americas.

All 10 sectors had positive annual returns. Materials (+69%) and Financials (+38%) were the best performers, while Utilities (+4%) and Telecommunication Services (+15%) had the weakest returns.

By utilizing a passive, replication investment style, the fund owns largely the same stocks, sectors and countries in similar weightings to the MSCI AC World ex U.S. Index. As such, we expect the portfolio’s returns to reflect those of the underlying benchmark. At year end, the five largest sectors in the Index were Financials (26%), Materials (12%), Energy (11%), Industrials (10%) and Consumer Discretionary (8%). The five largest country weightings in the Index were the United Kingdom (15%), Japan (15%), France (8%), Canada (7%) and Australia (6%).

The fund does use exchange-traded equity index futures to maintain market exposure while simultaneously allowing for daily cash liquidity. The futures used are small, unleveraged positions that are employed solely to equitize the small cash amounts in the portfolio. Futures positions generally make up less than 5% of the portfolio’s value and do not materially contribute to the fund’s tracking error versus the index.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series NAV[2]	38.80%	5.84%	2.38%	32.79%	26.57%
MSCI AC World ex U.S. Index[3,4,5]	41.45%	5.83%	2.71%	32.76%	30.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 2, 1988.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available. It is not possible to invest directly in an index.

4	MSCI AC World ex U.S. Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

International Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ▶ To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets by investing in at least 80% of its assets in one or more of the following: (a) securities listed in the MSCI EAFE Index (the “Index”), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International; (b) securities (which may or may not be included in the Index) that the subadviser believes as a group will behave in a manner similar to the Index; and (c) future contracts based on the Index (stock index futures) to maintain exposure to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.58
Consumer, Non-cyclical	18.11
Industrial	11.85
Basic Materials	9.28
Consumer, Cyclical	8.73
Communications	8.17
Energy	7.95
Utilities	5.64
Technology	2.04
Diversified	0.85

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ From its inception on May 1, 2009 to December 31, 2009, the International Index Trust Series NAV returned +34.48%, underperforming the +35.74% return of the MSCI EAFE Index.

Environment  ▶ Markets were highly volatile during the year, with sharp falls in January and February due to continuing pressures in the Financial sector, an initial lukewarm response to the various bailout proposals, and the sharp slowdown in global economic activity. From mid-March onwards, markets began to gain confidence in the various economic initiatives, and company earnings (especially in the Financials sector) proved less dire than feared. Signs of economic stabilization also started to emerge, with improvements in various leading indicators, and markets became more focused on economic recovery prospects. Most of the increase in indices took place in the second and third quarters in response to improving economic data and accommodative government policies across the world. Towards year end, the rally slowed as valuations looked less compelling and attention started to switch to possible inflation risks and the potential timing and impact of tighter monetary or fiscal policies.

The best performing sectors were the cyclical areas, particularly Materials, Financials and Consumer Discretionary. Materials were driven higher by rising commodities prices and improving economic outlooks for emerging markets, while Financials and Consumer Discretionary benefited from government support and stimulus efforts. The lagging sectors were the defensive areas, including Utilities, Health Care and Telecommunications Services, as investors focused on stocks with depressed valuations exposed to economic recovery.

The best performing region was the Pacific Rim (excluding Japan), rising strongly as the outlook for regional Asian economies was the brightest globally. The worst performing region was Japan.

Global government efforts to restore market confidence and initiate an economic recovery have had a significant positive impact. The question is whether the improved momentum can be sustained once these stimulus efforts start to wind down, which is likely at some point over the next 12 months. Monetary policy in the United States, United Kingdom and elsewhere remains biased towards an aggressive approach, with the implementation of quantitative easing increasing liquidity. However, many quantitative programs are expected to decelerate over the next few quarters, leading to concerns over the potential market impact of tighter monetary policy. Peripheral regions that were less affected by the financial crisis have already started tightening monetary policy, indicating that the worst may be over in some parts of the world.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year	Since inception
International Index Trust Series NAV (5/1/09)	—	—	—	—	—	34.48%
MSCI EAFE Index[2,3,4]	—	—	—	—	—	35.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Mid Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the S&P 400 Midcap Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	16.34
Financial	15.04
Industrial	13.86
Consumer, Cyclical	10.78
Technology	7.11
Energy	5.78
Utilities	5.09
Basic Materials	3.80
Communications	3.48
Government	1.21

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Mid Cap Index Trust Series I returned +36.76%, underperforming the +37.38% return of the S&P MidCap 400 Index.

Environment  ▶ Stocks rose steadily following a March rally, boosted by increasing investor confidence for a U.S. economic recovery. Better-than-expected second quarter earnings jump-started the period as corporate profits came in above expectations, though results were attributed primarily to extensive corporate cost-cutting. In addition, U.S. home prices and new home sales rose in the third quarter, indicating increased stability in the troubled housing segment. Encouraging news on the job front also boosted investor confidence. In December, investors were heartened by Labor Department reports showing that new unemployment claims had fallen to their lowest levels in more than a year. News of improving consumer confidence and robust retail sales also contributed to the market’s positive momentum. In particular, the December index of consumer confidence increased to 52.9 from a revised 50.6 in November, while the Commerce Department announced that monthly retail sales rose a seasonally adjusted 1.3% in November.

However, there were pockets of uncertainty. Despite encouraging signs for the labor force in the period, the U.S. unemployment rate still stood at a lofty 10% at year end. Investors continued to worry that a weak labor market would weigh on consumer spending and imperil the recovery. Also tempering the market’s climb were mixed housing data late in the year and indications that the U.S. service sector contracted in November.

During the last 12 months, Energy and Information Technology were the best performing sectors, returning 67.2% and 58.2%, respectively. Financials and Telecommunication Services were the worst performers, returning 8.09% and 12.9%, respectively.

Evidence is now reasonably clear that the recession ended in mid-2009. However, the economy is not completely out of the woods. Several economic statistics released late in the year may indicate that the recovery could be losing momentum. Specifically, consumer confidence, wages and income all flattened out; employment has improved markedly, but was still negative at the end of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Mid Cap Index Trust Series I	36.76%	2.82%	—	4.98%	14.91%	—	59.99%
Mid Cap Index Trust Series II3	36.38%	2.60%	—	4.82%	13.69%	—	57.67%
Mid Cap Index Trust Series NAV[4]	36.73%	2.86%	—	5.00%	15.11%	—	60.27%
S&P Midcap 400 Index[5,6,7]	37.38%	3.27%	—	5.68%	17.46%	—	70.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 1, 2000.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	S&P Midcap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

12

Small Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the Russell 2000 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.79
Financial	15.47
Industrial	11.30
Consumer, Cyclical	11.16
Technology	8.07
Communications	6.23
Energy	3.55
Basic Materials	3.19
Utilities	2.72
Government	1.42

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Small Cap Index Trust Series I returned +26.65%, underperforming the +27.17% return of the Russell 2000 Index.

Environment  ▶ For the year, Consumer Discretionary and Technology were the best performing sectors, returning 61.3% and 60.7%, respectively. Financial Services and Utilities were the weakest sectors, returning –3.9% and 5.9%, respectively.

After months of soaring gains, small-cap stocks retreated in October, but soon began climbing again and closed the quarter slightly behind large-cap stocks. Stocks benefited as an improving economy led to year-over-year gains in consumer sentiment, consumer spending and housing.

Evidence is now reasonably clear that the recession ended in mid-2009. However, the economy is not completely out of the woods. Several economic statistics released late in the year may indicate that the recovery could be losing momentum. Consumer confidence, wages and income all flattened out; employment has improved markedly, but was still negative at year end.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Small Cap Index Trust Series I	26.65%	0.07%	—	2.59%	0.36%	—	28.10%
Small Cap Index Trust Series II3	26.34%	–0.13%	—	2.44%	–0.66%	—	26.25%
Small Cap Index Trust Series NAV[4]	26.71%	0.12%	—	2.62%	0.61%	—	28.42%
Russell 2000 Index[5,6,7]	27.17%	0.51%	—	3.30%	2.58%	—	36.91%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 1, 2000.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

13

Total Bond Market Trust A
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	21.29
U.S. Treasury Notes	20.60
Federal Home Loan Mortgage Corp.	15.22
Financial	10.20
U.S. Treasury Bonds	5.52
Government National Mortgage Association	5.43
Mortgage Securities	4.04
Consumer, Non-cyclical	2.64
Communications	2.63
Energy	2.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Total Bond Market Trust A Series I returned +4.43%, underperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ▶ The year 2009 was characterized by extreme shifts in financial markets, economic activity and investor sentiment. What seemed like financial collapse early in the year only laid the foundation for one of the strongest asset price recoveries since the Great Depression. Unprecedented government intervention across the globe provided stabilization to markets as investors still digested the shock of losing Lehman Brothers, AIG and a host of other financial institutions only months before. Economic growth also decelerated in the last few quarters of 2008 with companies shedding employees and cutting costs at a steadfast pace. The first few months of 2009 provided the nadir for asset prices and economic activity, but markets quickly rebounded from the abyss on the heels of attractive asset pricing, extreme government intervention and a belief that conditions may not be that dire. With interest rates near historic lows, governments flooding the system with money, bailouts providing a valuation floor and some slowing of economic deceleration, there was a return of investor appetite toward risky assets.

Fixed income spread sectors rebounded from historic low price levels under the general premise of financial stabilization, but each sector did have its own hurdle to overcome. Corporate debt staged an impressive rally with Industrial companies leading the pack followed later in the year by Financials. High yield debt dramatically climbed in value, providing over 50% returns on average. A return of debt financing and government intervention supported the corporate market. Non-agency residential mortgage-backed securities endured a much longer bout of price weakness compared to corporate debt, but that sector also participated in the rally despite generally poor conditions in the U.S. housing market. Commercial mortgage-backed securities also fell victim to the credit crisis and succumbed to weakness in fundamentals, but prices followed other sectors higher as well.

The portfolio underperformed the benchmark due to an underweight to certain subordinated debt and highly volatile corporate bond names that rallied tremendously early in the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Bond Market Trust A Series I (began 2/10/06)	4.43%	—	—	5.27%	—	—	22.09%
Total Bond Market Trust A Series II (began 5/3/07)	4.21%	—	—	5.44%	—	—	15.14%
Total Bond Market Trust A Series NAV (began 2/10/06)	4.47%	—	—	5.35%	—	—	22.47%
Barclays Capital U.S. Aggregate Bond Index[2,3,4] (2/10/06)	5.93%	—	—	5.84%	—	—	24.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Total Bond Market Trust B
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES  ▶ The portfolio seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	29.28
U.S. Treasury Notes	14.81
Financial	9.73
U.S. Treasury Bonds	9.13
Federal Home Loan Mortgage Corp.	8.32
Mortgage Securities	5.43
Government National Mortgage Association	3.89
Communications	3.14
Consumer, Non-cyclical	2.97
Energy	2.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Total Bond Market Trust B Series NAV returned +6.29%, outperforming the +5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  ▶ The year 2009 was characterized by extreme shifts in financial markets, economic activity and investor sentiment. What seemed like financial collapse early in the year only laid the foundation for one of the strongest asset price recoveries since the Great Depression. Unprecedented government intervention across the globe provided stabilization to markets as investors still digested the shock of losing Lehman Brothers, AIG and a host of other financial institutions only months before. Economic growth also decelerated in the last few quarters of 2008 with companies shedding employees and cutting costs at a steadfast pace. The first few months of 2009 provided the nadir for asset prices and economic activity, but markets quickly rebounded from the abyss on the heels of attractive asset pricing, extreme government intervention and a belief that conditions may not be that dire. With interest rates near historic lows, governments flooding the system with money, bailouts providing a valuation floor and some slowing of economic deceleration, there was a return of investor appetite toward risky assets.

Fixed income spread sectors rebounded from historic low price levels under the general premise of financial stabilization, but each sector did have its own hurdle to overcome. Corporate debt staged an impressive rally with Industrial companies leading the pack followed later in the year by Financials. High yield debt dramatically climbed in value, providing over 50% returns on average. A return of debt financing and government intervention supported the corporate market. Non-agency residential mortgage-backed securities endured a much longer bout of price weakness compared to corporate debt, but that sector also participated in the rally despite generally poor conditions in the U.S. housing market. Commercial mortgage-backed securities also fell victim to the credit crisis and succumbed to weakness in fundamentals, but prices followed other sectors higher as well.

The portfolio outperformed the benchmark due to small overweights to commercial mortgage-backed securities (CMBS) and corporate bonds, which outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series NAV[2]	6.29%	5.12%	6.25%	28.35%	83.28%
Barclays Capital U.S. Aggregate Bond Index[3,4,5]	5.93%	4.97%	6.33%	27.44%	84.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Total Stock Market Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES  ▶ The fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.75
Financial	14.99
Technology	12.13
Energy	10.60
Industrial	9.89
Communications	9.83
Consumer, Cyclical	9.59
Basic Materials	3.56
Utilities	3.30
Government	1.68

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Collateral Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ▶ For the year, the Total Stock Market Index Trust Series I returned +28.87%, underperforming the +29.41% return of the Wilshire 5000 Total Market Index.

Environment  ▶ For 2009, Consumer Durables and Technology were the best performing sectors, returning 43.3% and 37.7%, respectively. Financial Services and Utilities were the worst performers, returning 1.95% and 8.5%, respectively.

Government efforts around the world to restore market confidence and initiate an economic recovery have had a significant positive impact and this is expected to result in strong corporate earnings growth throughout the world during 2010. The question is whether the improved momentum can be sustained once these stimulus efforts start to wind down, which is likely at some point over the next 12 months.

Monetary policy in the United States, United Kingdom and elsewhere remains biased toward an aggressive approach, with the implementation of quantitative easing increasing liquidity. However, many quantitative programs are expected to decelerate over the next few quarters, leading to concerns over the potential market impact of tighter monetary policy.

Peripheral regions that were less affected by the financial crisis have already started tightening monetary policy, indicating that the worst may be over in some parts of the world.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Total Stock Market Index Trust Series I	28.87%	0.73%	—	–0.54%	3.72%	—	–5.09%
Total Stock Market Index Trust Series II3	28.52%	0.53%	—	–0.68%	2.66%	—	–6.40%
Total Stock Market Index Trust Series NAV[4]	28.93%	0.79%	—	–0.51%	3.99%	—	–4.85%
Wilshire 5000 Total Market Index[5,6,7]	29.41%	1.10%	—	–0.15%	5.64%	—	–1.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 1, 2000.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

John Hancock Trust
Shareholder Expense Examples

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
500 Index Trust
500 Index Trust
Series I — Actual	$1,000.00	$1,221.60	$2.97	0.53%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%
Series II — Actual	1,000.00	1,220.40	4.09	0.73%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series NAV — Actual	1,000.00	1,222.90	2.69	0.48%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.45	0.48%
500 Index Trust B
Series NAV — Actual	$1,000.00	$1,224.60	$1.40	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Core Balanced Trust
Series I — Actual	$1,000.00	$1,164.80	$0.65	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,163.30	1.74	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Core Balanced Strategy Trust3
Series NAV — Actual	$1,000.00	$1,106.50	$0.19	0.04%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%[2]
Core Strategy Trust
Series I — Actual	$1,000.00	$1,167.80	$0.38	0.07%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Series II — Actual	1,000.00	1,166.30	1.47	0.27%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
Series NAV — Actual	1,000.00	1,167.20	0.11	0.02%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.10	0.02%[2]

17

John Hancock Trust
Shareholder Expense Examples

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period[1] 7/1/2009– 12/31/2009	Annualized Expense Ratio
International Equity Index Trust A
Series I — Actual	$1,000.00	$1,235.90	$3.55	0.63%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Series II — Actual	1,000.00	1,234.00	4.67	0.83%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
International Equity Index Trust B
Series NAV — Actual	$1,000.00	$1,237.00	$2.03	0.36%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.84	0.36%
International Index Trust
Series NAV — Actual	$1,000.00	$1,212.90	$2.84	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,264.10	$3.08	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Series II — Actual	1,000.00	1,261.90	4.22	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series NAV — Actual	1,000.00	1,263.70	2.80	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,234.90	$3.10	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Series II — Actual	1,000.00	1,233.60	4.22	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series NAV — Actual	1,000.00	1,234.10	2.82	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Total Bond Market Trust A
Series I — Actual	$1,000.00	$1,035.10	$2.82	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Series II — Actual	1,000.00	1,033.70	3.84	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series NAV — Actual	1,000.00	1,034.70	2.56	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Total Bond Market Trust B
Series NAV — Actual	$1,000.00	$1,041.30	$1.29	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,229.80	$3.15	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%
Series II — Actual	1,000.00	1,229.90	4.27	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series NAV — Actual	1,000.00	1,231.80	2.87	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

2	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of the underlying funds held by the Portfolios was as follows:

Year ended	Core Balanced Trust	Core Balanced Strategy Trust	Core Strategy Trust
12/31/2009	0.49% – 1.01%	0.49% – 0.51%	0.49% – 0.51%

3	Portfolio inception date is July 24, 2009. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (161), and divided by 365 (to reflect the one-half year period).

18

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as ‘‘Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.81%
Basic Materials - 3.37%
Monsanto Company	294,194	$24,050,360	0.44%
OTHER SECURITIES		160,732,540	2.93%

		184,782,900
Communications - 10.96%
Amazon.com, Inc. *	179,951	24,207,008	0.45%
AT&T, Inc.	3,185,065	89,277,371	1.62%
Cisco Systems, Inc. *	3,104,958	74,332,694	1.35%
Comcast Corp., Class A	1,540,814	25,978,124	0.48%
Google, Inc., Class A *	130,147	80,688,537	1.47%
QUALCOMM, Inc.	901,551	41,705,748	0.76%
Verizon Communications, Inc.	1,533,240	50,796,240	0.93%
OTHER SECURITIES		213,695,104	3.90%

		600,680,826
Consumer, Cyclical - 8.64%
CVS Caremark Corp.	761,340	24,522,761	0.45%
Home Depot, Inc.	917,797	26,551,867	0.49%
McDonald’s Corp.	582,492	36,370,801	0.65%
Wal-Mart Stores, Inc.	1,151,663	61,556,386	1.13%
Walt Disney Company	1,006,640	32,464,140	0.59%
OTHER SECURITIES		292,339,204	5.33%

		473,805,159
Consumer, Non-cyclical - 22.02%
Abbott Laboratories	834,852	45,073,659	0.82%
Amgen, Inc. *	546,301	30,904,248	0.56%
Bristol-Myers Squibb Company (f)	1,069,234	26,998,159	0.49%
Coca-Cola Enterprises, Inc.	171,580	3,637,496	0.07%
Colgate-Palmolive Company	268,359	22,045,692	0.40%
Johnson & Johnson	1,489,225	95,920,982	1.76%
Medtronic, Inc.	597,398	26,273,564	0.49%
Merck & Company, Inc.	1,648,654	60,241,817	1.10%
PepsiCo, Inc.	842,250	51,208,800	0.93%
Pfizer, Inc.	4,355,533	79,227,145	1.44%
Philip Morris International, Inc.	1,028,053	49,541,874	0.90%
Procter & Gamble Company	1,577,006	95,613,874	1.75%
The Coca-Cola Company	1,250,699	71,289,842	1.31%
OTHER SECURITIES		550,010,840	10.00%

		1,207,987,992

Diversified - 0.04%		2,435,144	0.04%

Energy - 11.42%
Chevron Corp.	1,082,883	83,371,162	1.52%
ConocoPhillips Company	800,824	40,898,082	0.75%
Exxon Mobil Corp.	2,562,347	174,726,442	3.20%
Occidental Petroleum Corp.	438,097	35,639,190	0.66%
Schlumberger, Ltd.	648,112	42,185,609	0.77%
OTHER SECURITIES		249,013,997	4.52%

		625,834,482
Financial - 14.45%
American Express Company	641,854	26,007,924	0.47%
Bank of America Corp.	5,363,366	80,772,292	1.48%
Citigroup, Inc. (f)	10,525,091	34,838,050	0.64%
Goldman Sachs Group, Inc.	277,476	46,849,047	0.85%
JPMorgan Chase & Company	2,126,968	88,630,756	1.63%
U.S. Bancorp	1,032,231	23,235,520	0.42%
Wells Fargo & Company	2,758,696	74,457,204	1.36%
OTHER SECURITIES		417,238,416	7.60%

		792,029,209
Industrial - 10.00%
3M Company	382,120	31,589,860	0.59%
General Electric Company	5,746,985	86,951,883	1.59%
United Parcel Service, Inc., Class B	535,866	30,742,632	0.56%
United Technologies Corp.	506,037	35,124,027	0.63%
OTHER SECURITIES		363,593,514	6.63%

		548,001,916
Technology - 13.41%
Apple, Inc. *	486,141	102,507,692	1.87%
Hewlett-Packard Company	1,279,784	65,921,674	1.20%
Intel Corp.	2,980,500	60,802,199	1.11%
International Business Machines Corp.	709,017	92,810,326	1.69%
Microsoft Corp.	4,169,481	127,127,476	2.33%
Oracle Corp.	2,110,568	51,793,339	0.94%
OTHER SECURITIES		234,117,960	4.27%

		735,080,666

Utilities - 3.50%		191,640,482	3.50%

TOTAL COMMON STOCKS (Cost $4,784,007,937)		$5,362,278,776

Securities Lending Collateral - 4.05%
John Hancock Collateral
Investment Trust, 0.1387% (c) (d)	22,178,892	221,999,620	4.05%

TOTAL Securities Lending Collateral (Cost $222,013,170)		$221,999,620

The accompanying notes are an integral part of the financial statements. 19

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

500 Index Trust

	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 1.98%
Federal National Mortgage Association Discount Notes
0.030%, due 02/04/2010	43,000,000	$42,997,969	0.78%
0.080%, due 03/10/2010	60,000,000	59,988,667	1.09%
0.430%, due 12/01/2010	5,798,000	5,775,407	0.11%

TOTAL SHORT TERM INVESTMENTS (Cost $108,762,043)		$108,762,043

Total Investments (500 Index Trust) (Cost $5,114,783,150) - 103.84%		$5,693,040,439	103.84%
Other Assets and Liabilities, Net - (3.84%)		(210,683,566)	(3.84%)

TOTAL NET ASSETS - 100.00%		$5,482,356,873	100.00%

500 Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.87%
Basic Materials - 3.37%
Monsanto Company	43,829	3,583,021	0.44%
OTHER SECURITIES		23,946,604	2.93%

		27,529,625
Communications - 10.96%
Amazon.com, Inc. *	26,809	3,606,346	0.45%
AT&T, Inc.	474,508	13,300,458	1.62%
Cisco Systems, Inc. *	462,574	11,074,022	1.35%
Comcast Corp., Class A	229,549	3,870,196	0.47%
Google, Inc., Class A *	19,389	12,020,792	1.47%
QUALCOMM, Inc.	134,312	6,213,273	0.76%
Verizon Communications, Inc.	228,421	7,567,588	0.93%
OTHER SECURITIES		31,835,035	3.91%

		89,487,710
Consumer, Cyclical - 8.65%
CVS Caremark Corp.	113,424	3,653,387	0.46%
Home Depot, Inc.	136,733	3,955,687	0.49%
McDonald’s Corp.	86,779	5,418,480	0.65%
Wal-Mart Stores, Inc.	171,574	9,170,631	1.13%
Walt Disney Company	149,968	4,836,468	0.59%
OTHER SECURITIES		43,554,346	5.33%

		70,588,999
Consumer, Non-cyclical - 22.05%
Abbott Laboratories	124,375	6,715,006	0.82%
Altria Group, Inc.	166,629	3,270,927	0.40%
Amgen, Inc. *	81,387	4,604,063	0.56%
Bristol-Myers Squibb Company (f)	159,293	4,022,148	0.49%
Coca-Cola Enterprises, Inc.	25,555	541,766	0.07%
Colgate-Palmolive Company	39,980	3,284,357	0.40%
Johnson & Johnson	221,863	14,290,195	1.76%
Medtronic, Inc.	89,000	3,914,220	0.49%
Merck & Company, Inc. *	245,615	8,974,772	1.10%
PepsiCo, Inc.	125,478	7,629,062	0.93%
Pfizer, Inc.	648,883	11,803,183	1.46%
Philip Morris International, Inc.	153,158	7,380,685	0.90%
Procter & Gamble Company	234,941	14,244,473	1.75%
The Coca-Cola Company	186,328	10,620,695	1.31%
OTHER SECURITIES		78,680,019	9.61%

		179,975,571

Diversified - 0.04%		362,774	0.04%

Energy - 11.42%
Chevron Corp.	161,327	12,420,566	1.52%
ConocoPhillips Company	119,306	6,092,957	0.75%
Exxon Mobil Corp.	381,736	26,030,578	3.20%
Occidental Petroleum Corp.	65,267	5,309,470	0.66%
Schlumberger, Ltd.	96,555	6,284,765	0.77%
OTHER SECURITIES		37,100,293	4.52%

		93,238,629
Financial - 14.46%
American Express Company	95,623	3,874,644	0.47%
Bank of America Corp.	799,029	12,033,376	1.48%
Citigroup, Inc. *	1,568,018	5,190,140	0.64%
Goldman Sachs Group, Inc.	41,338	6,979,507	0.86%
JPMorgan Chase & Company	316,874	13,204,139	1.61%
U.S. Bancorp	153,781	3,461,609	0.43%
Wells Fargo & Company	410,988	11,092,565	1.36%
OTHER SECURITIES		62,166,297	7.61%

		118,002,277
Industrial - 10.00%
3M Company	56,928	4,706,238	0.59%
General Electric Company	856,180	12,954,002	1.59%
United Parcel Service, Inc., Class B	79,833	4,580,019	0.56%
United Technologies Corp.	75,389	5,232,749	0.63%
OTHER SECURITIES		54,168,255	6.63%

		81,641,263
Technology - 13.42%
Apple, Inc. *	72,425	15,271,536	1.87%
Hewlett-Packard Company	190,661	9,820,948	1.20%
Intel Corp.	444,032	9,058,253	1.11%
International Business Machines Corp. ..	105,629	13,826,836	1.69%
Microsoft Corp.	621,165	18,939,320	2.31%
Oracle Corp.	314,430	7,716,112	0.95%
OTHER SECURITIES		34,882,780	4.29%

		109,515,785

The accompanying notes are an integral part of the financial statements. 20

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

500 Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Technology (continued)
Utilities - 3.50%		$28,552,162	3.50%

TOTAL COMMON STOCKS (Cost $833,035,946)		$798,894,795

Securities Lending Collateral - 2.82%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	2,295,919	22,981,002	2.82%

TOTAL Securities Lending Collateral (Cost $22,982,196)		$22,981,002

SHORT TERM INVESTMENTS - 1.80%
Federal National Mortgage Association Discount Notes
0.310%, due 09/14/2010	14,696,000	14,663,603	1.80%

TOTAL SHORT TERM INVESTMENTS (Cost $14,663,603)		$14,663,603

Total Investments (500 Index Trust B) (Cost $870,681,745) - 102.49%		$836,539,400	102.49%
Other Assets and Liabilities, Net - (2.49%)		(20,322,080)	(2.49%)

TOTAL NET ASSETS - 100.00%		$816,217,320	100.00%

Core Balanced Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.05%
JOHN HANCOCK TRUST (a) - 100.05%
500 Index (MFC Global U.S.A.) - Class NAV (b)	1,049,699	10,077,115	18.61%
Balanced (T. Rowe Price) - Class NAV .	2,191,964	32,506,821	60.01%
International Index (MFC Global U.S.A.) - Class NAV (b)	181,458	3,033,970	5.60%
Mid Cap Index (MFC Global U.S.A.) - Class NAV (b)	53,377	758,492	1.40%
Small Cap Index (MFC Global U.S.A.) - Class NAV (b)	68,087	758,492	1.40%
Total Bond Market A (Declaration) - Class NAV (b)	524,454	7,059,148	13.03%

TOTAL INVESTMENT COMPANIES (Cost $51,122,536)		$54,194,038

Total Investments (Core Balanced Trust) (Cost $51,122,536) - 100.05%		$54,194,038	100.05%
Other Assets and Liabilities, Net - (0.05%)		(25,723)	(0.05%)

TOTAL NET ASSETS - 100.00%		$54,168,315	100.00%

Core Balanced Strategy Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 101.21%
JOHN HANCOCK TRUST (a) (b) - 101.21%
500 Index (MFC Global U.S.A.) - Class NAV	72,322	$694,289	25.10%
International Index (MFC Global U.S.A.) - Class NAV	22,512	376,394	13.61%
Mid Cap Index (MFC Global U.S.A.) - Class NAV	15,531	220,703	7.98%
Small Cap Index (MFC Global U.S.A.) - Class NAV	11,572	128,916	4.66%
Total Bond Market A (Declaration) - Class NAV	102,506	1,379,730	49.86%

TOTAL INVESTMENT COMPANIES (Cost $2,815,892)		$2,800,032

Total Investments (Core Balanced Strategy Trust) (Cost $2,815,892) - 101.21%		$2,800,032	101.21%
Other Assets and Liabilities, Net - (1.21%)		(33,578)	(1.21%)

TOTAL NET ASSETS - 100.00%		$2,766,454	100.00%

Core Strategy Trust

	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (a) (b) - 100.00%
500 Index (MFC Global U.S.A.) - Class NAV	21,356,265	205,020,145	34.30%
International Index (MFC Global U.S.A.) - Class NAV	6,664,037	111,422,706	18.64%
Mid Cap Index (MFC Global U.S.A.) - Class NAV	4,625,437	65,727,460	10.99%
Small Cap Index (MFC Global U.S.A.) - Class NAV	3,316,745	36,948,544	6.18%
Total Bond Market A (Declaration) - Class NAV	13,277,167	178,710,669	29.89%

TOTAL INVESTMENT COMPANIES (Cost $573,223,840)		$597,829,524

Total Investments (Core Strategy Trust) (Cost $573,223,840) - 100.00%		$597,829,524	100.00%
Other Assets and Liabilities, Net - (0.00%)		(25,487)	(0.00%)

TOTAL NET ASSETS - 100.00%		$597,804,037	100.00%

The accompanying notes are an integral part of the financial statements. 21

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Equity Index Trust A

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.01%
Australia - 5.73%
Australia and New Zealand Banking Group, Ltd.	40,573	$825,490	0.35%
BHP Billiton, Ltd.	53,206	2,037,458	0.86%
Commonwealth Bank of Australia, Ltd. (f)	24,638	1,201,402	0.50%
Westpac Banking Corp.	47,859	1,077,268	0.45%
OTHER SECURITIES		8,525,008	3.57%

		13,666,626
Austria - 0.23%		545,146	0.23%

Belgium - 0.69%		1,639,808	0.69%

Bermuda - 0.08%		179,707	0.08%

Brazil - 1.86%
Petroleo Brasileiro SA	37,400	893,618	0.37%
OTHER SECURITIES		3,537,695	1.49%

		4,431,313
Bulgaria - 0.00%		0	0.00%

Canada - 7.23%
Manulife Financial Corp. (c)	26,076	481,952	0.20%
Royal Bank of Canada	22,924	1,236,231	0.53%
Suncor Energy, Inc.	24,514	872,176	0.37%
Toronto Dominion Bank Ontario	13,900	876,649	0.37%
OTHER SECURITIES		13,784,299	5.76%

		17,251,307
Cayman Islands - 0.04%		101,103	0.04%

Chile - 0.36%		864,850	0.36%

China - 2.51%		5,977,095	2.51%

Colombia - 0.15%		362,942	0.15%

Czech Republic - 0.11%		252,484	0.11%

Denmark - 0.62%		1,477,707	0.62%

Egypt - 0.12%		290,231	0.12%

Finland - 0.81%		1,925,188	0.81%

France - 7.04%
BNP Paribas SA	15,019	1,185,204	0.49%
GDF Suez	19,747	856,699	0.35%
Sanofi-Aventis SA	16,653	1,305,374	0.54%
Total SA	33,499	2,146,667	0.89%
OTHER SECURITIES		11,293,878	4.77%

		16,787,822
Germany - 5.40%
Allianz SE	7,148	889,732	0.38%
BASF SE	14,494	899,011	0.39%
Bayer AG	13,405	1,071,396	0.46%
E.ON AG	30,067	1,255,228	0.54%
Siemens AG	13,011	1,193,407	0.51%
OTHER SECURITIES		7,577,206	3.12%

		12,885,980

Greece - 0.35%		833,310	0.35%

Hong Kong - 3.02%
China Mobile, Ltd.	98,000	913,470	0.39%
OTHER SECURITIES		6,284,193	2.63%

		7,197,663

Hungary - 0.15%		361,834	0.15%

India - 1.64%
Infosys Technologies, Ltd., ADR	20,260	1,119,770	0.47%
Reliance Industries, Ltd., GDR (g)	25,406	1,181,379	0.51%
OTHER SECURITIES		1,604,508	0.66%

		3,905,657

Indonesia - 0.44%		1,052,406	0.44%

Ireland - 0.32%		758,757	0.32%

Israel - 0.63%		1,506,180	0.63%

Italy - 2.31%
Eni SpA	41,923	1,067,322	0.44%
OTHER SECURITIES		4,439,257	1.87%

		5,506,579
Japan - 13.08%
Honda Motor Company, Ltd.	26,038	880,399	0.38%
Toyota Motor Corp.	46,447	1,951,512	0.83%
OTHER SECURITIES		28,324,603	11.87%

		31,156,514

Luxembourg - 0.41%		977,022	0.41%

Malaysia - 0.64%		1,532,429	0.64%

Mexico - 0.98%		2,338,075	0.98%

Netherlands - 3.17%
Royal Dutch Shell PLC, A Shares	56,174	1,696,044	0.71%
Royal Dutch Shell PLC, B Shares	42,664	1,243,235	0.52%
Unilever NV	27,165	885,178	0.37%
OTHER SECURITIES		3,741,769	1.57%

		7,566,226

The accompanying notes are an integral part of the financial statements. 22

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Equity Index Trust A

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
New Zealand - 0.07%		$176,352	0.07%

Norway - 0.52%		1,251,140	0.52%

Peru - 0.14%		328,212	0.14%

Philippines - 0.11%		264,149	0.11%

Poland - 0.29%		690,541	0.29%

Portugal - 0.23%		538,268	0.23%

Russia - 1.29%
Gazprom OAO, SADR	43,552	1,110,576	0.46%
OTHER SECURITIES		1,976,912	0.83%

		3,087,488

Singapore - 1.00%		2,393,213	1.00%

South Africa - 1.51%		3,602,441	1.51%

South Korea - 2.77%
Samsung Electronics Company, Ltd.	1,747	1,193,170	0.51%
OTHER SECURITIES		5,407,911	2.26%

		6,601,081
Spain - 3.02%
Banco Bilbao Vizcaya Argentaria SA	56,241	1,018,769	0.43%
Banco Santander Central Hispano SA	128,534	2,111,800	0.88%
Telefonica SA	67,124	1,870,850	0.78%
OTHER SECURITIES		2,203,197	0.93%

		7,204,616
Sweden - 1.34%		3,195,756	1.34%

Switzerland - 5.58%
Credit Suisse Group AG	18,393	905,876	0.38%
Nestle SA	55,034	2,673,705	1.13%
Novartis AG	33,443	1,822,049	0.76%
Roche Holdings AG - Genusschein	11,438	1,945,788	0.82%
OTHER SECURITIES		5,951,745	2.49%

		13,299,163
Taiwan - 2.39%		5,697,878	2.39%

Thailand - 0.30%		714,277	0.30%

Turkey - 0.35%		843,884	0.35%

United Kingdom - 12.93%
Anglo American PLC*	20,729	897,127	0.38%
AstraZeneca Group PLC	22,908	1,076,381	0.45%
BG Group PLC	53,078	950,509	0.40%
BHP Billiton PLC	34,865	1,113,683	0.47%
BP PLC	297,562	2,877,776	1.22%
British American Tobacco PLC	32,559	1,056,234	0.44%
GlaxoSmithKline PLC	82,215	1,741,573	0.74%
HSBC Holdings PLC	283,291	3,233,010	1.37%
Rio Tinto PLC	21,640	1,166,316	0.49%
Tesco PLC	124,092	852,613	0.36%
Vodafone Group PLC	983,493	2,277,474	0.97%
OTHER SECURITIES		13,587,417	5.64%

		30,830,113
United States - 0.05%		115,776	0.05%

TOTAL COMMON STOCKS (Cost $167,440,325)		$224,166,309

PREFERRED STOCKS - 2.40%
Brazil - 2.08%
Petroleo Brasileiro SA	51,400	1,089,623	0.45%
Vale SA, Class A	34,868	863,512	0.35%
OTHER SECURITIES		3,012,302	1.28%

		4,965,437
Germany - 0.20%		478,409	0.20%

Malaysia - 0.00%		282	0.00%

Russia - 0.04%		83,539	0.04%

South Korea - 0.08%		191,825	0.08%

TOTAL PREFERRED STOCKS (Cost $3,335,081)		$5,719,492

WARRANTS - 0.00%

France - 0.00%		384	0.00%

Italy - 0.00%		6,953	0.00%

Malaysia - 0.00%		455	0.00%

Singapore - 0.00%		1,230	0.00%

TOTAL WARRANTS (Cost $157)		$9,022

RIGHTS - 0.00%

Belgium - 0.00%		0	0.00%

Japan - 0.00%		1,230	0.00%

TOTAL RIGHTS (Cost $0)		$1,230

The accompanying notes are an integral part of the financial statements. 23

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Equity Index Trust A

	Shares or Principal Amount	Value	% of Net Assets
Securities Lending Collateral - 1.04%
United States - 1.04%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	247,675	$2,479,099	1.04%

TOTAL Securities Lending Collateral (Cost $2,479,203)		$2,479,099

SHORT TERM INVESTMENTS - 0.49%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class, 0.12%	1,164,846	1,164,846	0.49%

TOTAL SHORT TERM INVESTMENTS (Cost $1,164,846)		$1,164,846

Total Investments (International Equity Index Trust A) (Cost $174,419,611) - 97.94%		$233,539,999	97.94%
Assets in Excess of Other Liabiliites - 2.06%		4,912,402	2.06%

TOTAL NET ASSETS - 100.00%		$238,452,401	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.43%

International Oil	5.31%

Telecommunications Equipment & Services	4.71%

Mining	4.44%

Financial Services	4.27%

International Equity Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.99%
Australia - 5.44%
BHP Billiton, Ltd.	76,976	2,947,702	0.86%
Commonwealth Bank of Australia, Ltd. (f)	34,518	1,683,174	0.48%
Westpac Banking Corp.	71,215	1,602,995	0.46%
OTHER SECURITIES		12,660,994	3.64%

		18,894,865
Austria - 0.22%		776,777	0.22%

Belgium - 0.68%		2,354,534	0.68%

Bermuda - 0.08%		275,927	0.08%

Brazil - 1.62%
Petroleo Brasileiro SA	53,900	$1,287,860	0.38%
OTHER SECURITIES		4,349,839	1.24%

		5,637,699
Bulgaria - 0.00%		0	0.00%

Canada - 6.94%
Royal Bank of Canada	32,176	1,735,170	0.49%
Suncor Energy, Inc.	35,373	1,258,526	0.35%
Toronto Dominion Bank Ontario (f)	19,500	1,229,832	0.34%
OTHER SECURITIES		19,866,927	5.76%

		24,090,455
Cayman Islands - 0.05%		157,942	0.05%

Chile - 0.33%		1,153,070	0.33%

China - 2.57%		8,915,782	2.57%

Colombia - 0.15%		515,492	0.15%

Czech Republic - 0.10%		333,495	0.10%

Denmark - 0.61%		2,128,725	0.61%

Egypt - 0.10%		358,237	0.10%

Finland - 0.80%		2,793,335	0.80%

France - 6.83%
BNP Paribas SA	21,674	1,710,373	0.49%
GDF Suez	28,114	1,219,691	0.35%
Sanofi-Aventis SA	24,090	1,888,335	0.54%
Total SA	48,459	3,105,327	0.89%
OTHER SECURITIES		15,811,409	4.56%

		23,735,135
Germany - 5.32%
Allianz SE	10,698	1,331,611	0.38%
BASF SE	21,839	1,354,596	0.39%
Bayer AG	19,223	1,536,401	0.45%
E.ON AG	43,495	1,815,815	0.53%
Siemens AG	18,824	1,726,593	0.51%
OTHER SECURITIES		10,718,814	3.06%

		18,483,830
Greece - 0.33%		1,129,192	0.33%

Hong Kong - 2.78%
China Mobile, Ltd.	144,530	1,347,182	0.39%
OTHER SECURITIES		8,313,370	2.39%

		9,660,552

The accompanying notes are an integral part of the financial statements. 24

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Equity Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Hungary - 0.13%		$444,786	0.13%

India - 1.61%
Infosys Technologies, Ltd., ADR	23,537	1,300,890	0.38%
Reliance Industries, Ltd., GDR (g)	47,962	2,230,234	0.65%
OTHER SECURITIES		2,069,767	0.58%

		5,600,891
Indonesia - 0.41%		1,417,840	0.41%

Ireland - 0.34%		1,169,862	0.34%

Israel - 0.60%		2,080,355	0.60%

Italy - 2.29%
Eni SpA	59,500	1,514,817	0.43%
OTHER SECURITIES		6,448,728	1.86%

		7,963,545
Japan - 13.50%
Honda Motor Company, Ltd.	37,662	1,273,429	0.36%
Mitsubishi UFJ Financial Group, Inc.	243,500	1,192,221	0.33%
Toyota Motor Corp.	67,253	2,825,691	0.80%
OTHER SECURITIES		41,589,956	12.01%

		46,881,297
Luxembourg - 0.42%		1,456,642	0.42%

Malaysia - 0.58%		2,000,547	0.58%

Mexico - 0.98%		3,387,431	0.98%

Netherlands - 3.19%
Royal Dutch Shell PLC, A Shares	83,310	2,515,353	0.72%
Royal Dutch Shell PLC, B Shares	63,426	1,848,242	0.53%
Unilever NV	40,365	1,315,303	0.38%
OTHER SECURITIES		5,415,462	1.56%

		11,094,360
New Zealand - 0.08%		277,619	0.08%

Norway - 0.53%		1,829,352	0.53%

Peru - 0.16%		550,252	0.16%

Philippines - 0.09%		316,923	0.09%

Poland - 0.26%		916,027	0.26%

Portugal - 0.22%		778,362	0.22%

Russia - 1.33%
Gazprom OAO, SADR	69,426	1,770,362	0.52%
OTHER SECURITIES		2,837,271	0.81%

		4,607,633
Singapore - 1.00%		3,460,124	1.00%

South Africa - 1.54%		5,348,324	1.54%

South Korea - 2.76%
Samsung Electronics Company, Ltd.	2,537	1,732,729	0.51%
OTHER SECURITIES		7,838,499	2.25%

		9,571,228
Spain - 3.10%
Banco Bilbao Vizcaya Argentaria SA	85,943	1,556,801	0.45%
Banco Santander Central Hispano SA	186,427	3,062,976	0.89%
Telefonica SA	97,110	2,706,606	0.78%
OTHER SECURITIES		3,432,428	0.98%

		10,758,811
Sweden - 1.61%		5,576,432	1.61%

Switzerland - 5.51%
Credit Suisse Group AG	26,244	1,292,547	0.37%
Nestle SA	79,605	3,867,433	1.10%
Novartis AG	49,435	2,693,328	0.78%
Roche Holdings AG - Genusschein	16,714	2,843,321	0.81%
OTHER SECURITIES		8,443,319	2.45%

		19,139,948
Taiwan - 2.07%		7,193,345	2.07%

Thailand - 0.31%		1,089,495	0.31%

Turkey - 0.34%		1,186,662	0.34%

United Kingdom - 12.94%
Anglo American PLC*	30,197	1,306,891	0.38%
AstraZeneca Group PLC	34,101	1,602,307	0.46%
BG Group PLC	79,083	1,416,201	0.41%
BHP Billiton PLC	52,040	1,662,299	0.48%
BP PLC	430,395	4,162,428	1.19%
British American Tobacco PLC	48,090	1,560,069	0.45%
GlaxoSmithKline PLC	121,951	2,583,308	0.74%
HSBC Holdings PLC	405,260	4,624,961	1.32%
Rio Tinto PLC	31,352	1,689,759	0.49%
Tesco PLC	189,690	1,303,325	0.38%
Vodafone Group PLC	1,205,746	2,792,146	0.80%
OTHER SECURITIES		20,235,364	5.84%

		44,939,058

The accompanying notes are an integral part of the financial statements. 25

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Equity Index Trust B

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
United States - 0.14%		$486,258	0.14%

TOTAL COMMON STOCKS (Cost $297,735,545)		$322,918,453

PREFERRED STOCKS - 2.50%
Brazil - 2.18%
Petroleo Brasileiro SA	74,100	1,570,836	0.45%
Vale SA, Class A	49,900	1,235,782	0.36%
OTHER SECURITIES		4,773,026	1.37%

		7,579,644
Germany - 0.22%		755,677	0.22%

Malaysia - 0.00%		463	0.00%

Russia - 0.03%		102,768	0.03%

South Korea - 0.07%		252,788	0.07%

TOTAL PREFERRED STOCKS (Cost $5,024,835)		$8,691,340

WARRANTS - 0.00%

France - 0.00%		426	0.00%

Italy - 0.00%		4,654	0.00%

Malaysia - 0.00%		562	0.00%

Singapore - 0.00%		1,217	0.00%

TOTAL WARRANTS (Cost $156)		$6,859

RIGHTS - 0.00%

Belgium - 0.00%		0	0.00%

Brazil - 0.00%		0	0.00%

Japan - 0.00%		1,800	0.00%

TOTAL RIGHTS (Cost $0)		$1,800

Securities Lending Collateral - 1.56%
United States - 1.56%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	539,822	5,403,352	1.56%

TOTAL Securities Lending Collateral (Cost $5,403,564)		$5,403,352

SHORT TERM INVESTMENTS - 0.89%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class, 0.12%	3,051,970	$3,051,970	0.88%
OTHER SECURITIES		28,187	0.01%

TOTAL SHORT TERM INVESTMENTS (Cost $3,080,157)		$3,080,157

Total Investments (International Equity Index Trust B) (Cost $311,244,256) - 97.94%		$340,101,961	97.94%
Assets in Excess of Other Liabiliites - 2.06%		7,175,263	2.06%

TOTAL NET ASSETS - 100.00%		$347,277,224	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.06%

International Oil	5.31%

Telecommunications Equipment & Services	4.78%

Mining	4.37%

Insurance	4.20%

International Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.70%
Australia - 8.19%
Australia and New Zealand Banking Group, Ltd.	447,421	9,103,138	0.49%
BHP Billiton, Ltd.	599,627	22,961,978	1.24%
Commonwealth Bank of Australia, Ltd. .	271,362	13,232,202	0.72%
National Australia Bank, Ltd.	374,418	9,110,785	0.49%
Westpac Banking Corp.	524,896	11,814,996	0.64%
OTHER SECURITIES		85,779,267	4.61%

		152,002,366
Austria - 0.32%		5,942,857	0.32%

Belgium - 0.96%		17,754,487	0.96%

Bermuda - 0.08%		1,490,630	0.08%

Bulgaria - 0.00%		2	0.00%

China - 0.02%		438,792	0.02%

Denmark - 0.86%		15,890,804	0.86%

The accompanying notes are an integral part of the financial statements. 26

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Finland - 1.11%
Nokia AB Oyj	675,223	$8,668,403	0.46%
OTHER SECURITIES		11,961,954	0.65%

		20,630,357
France - 10.29%
BNP Paribas SA	169,169	13,349,736	0.71%
France Telecom SA	330,017	8,239,669	0.44%
GDF Suez	222,049	9,633,320	0.52%
Sanofi-Aventis SA	188,040	14,739,838	0.79%
Total SA	377,404	24,184,634	1.29%
OTHER SECURITIES		120,937,742	6.54%

		191,084,939
Germany - 7.66%
Allianz SE	80,946	10,075,580	0.54%
BASF SE	164,104	10,178,789	0.54%
Bayer AG	147,750	11,808,935	0.63%
Daimler AG	162,600	8,687,230	0.46%
E.ON AG	339,641	14,179,219	0.76%
Siemens AG	147,006	13,483,823	0.73%
OTHER SECURITIES		73,750,816	4.00%

		142,164,392
Greece - 0.50%		9,199,430	0.50%

Hong Kong - 2.28%		42,232,752	2.28%

Ireland - 0.46%		8,487,535	0.46%

Italy - 3.32%
Eni SpA	465,161	11,842,573	0.64%
UniCredit Italiano SpA*	2,567,692	8,541,116	0.45%
OTHER SECURITIES		41,235,165	2.23%

		61,618,854

Japan - 20.32%
Canon, Inc.	192,400	8,133,723	0.43%
Honda Motor Company, Ltd.	297,700	10,065,852	0.54%
Mitsubishi UFJ Financial Group, Inc.	1,873,100	9,171,051	0.48%
Toyota Motor Corp.	523,600	21,999,504	1.18%
OTHER SECURITIES		327,821,414	17.69%

		377,191,544

Luxembourg - 0.59%		10,996,312	0.59%

Netherlands - 4.47%
Royal Dutch Shell PLC, A Shares	633,500	19,127,065	1.02%
Royal Dutch Shell PLC, B Shares	481,657	14,035,549	0.75%
Unilever NV	293,710	9,570,612	0.52%
OTHER SECURITIES		40,319,847	2.18%

		83,053,073
New Zealand - 0.10%		1,947,233	0.10%

Norway - 0.72%		13,303,390	0.72%

Portugal - 0.31%		5,827,302	0.31%

Singapore - 1.40%		25,930,585	1.40%

Spain - 4.50%
Banco Bilbao Vizcaya Argentaria SA	636,163	11,523,672	0.61%
Banco Santander Central Hispano SA	1,457,153	23,940,867	1.28%
Telefonica SA	756,573	21,086,862	1.14%
OTHER SECURITIES		27,022,584	1.47%

		83,573,985

Sweden - 2.44%		45,317,233	2.44%

Switzerland - 7.82%
Credit Suisse Group AG	201,075	9,903,173	0.53%
Nestle SA	619,534	30,098,696	1.62%
Novartis AG	377,009	20,540,292	1.11%
Roche Holdings AG - Genusschein	125,526	21,354,003	1.15%
UBS AG *	635,715	9,765,802	0.53%
OTHER SECURITIES		53,428,300	2.88%

		145,090,266

United Kingdom - 18.85%
Anglo American PLC*	235,216	10,179,876	0.55%
AstraZeneca Group PLC	258,901	12,165,009	0.66%
Barclays PLC	2,038,523	8,983,116	0.48%
BG Group PLC	600,522	10,754,018	0.59%
BHP Billiton PLC	394,324	12,595,782	0.68%
BP PLC	3,349,024	32,389,027	1.73%
British American Tobacco PLC	356,687	11,571,142	0.62%
Diageo PLC	450,679	7,859,559	0.42%
GlaxoSmithKline PLC	927,014	19,637,091	1.06%
HSBC Holdings PLC	3,097,708	35,352,071	1.90%
Rio Tinto PLC	244,976	13,203,317	0.70%
Standard Chartered PLC	362,404	9,075,533	0.49%
Tesco PLC	1,424,348	9,786,428	0.53%
Vodafone Group PLC	9,394,003	21,753,700	1.17%
OTHER SECURITIES		134,658,657	7.27%

		349,964,326

United States - 0.13%		2,452,040	0.13%

TOTAL COMMON STOCKS (Cost $1,503,631,610)		$1,813,585,486

INVESTMENT COMPANIES - 0.40%

United States - 0.40%		7,458,311	0.40%

TOTAL INVESTMENT COMPANIES (Cost $7,422,688)		$7,458,311

The accompanying notes are an integral part of the financial statements. 27

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

International Index Trust

	Shares or Principal Amount	Value	% of Net Assets
PREFERRED STOCKS - 0.29%

Germany - 0.29%		$5,383,901	0.29%

TOTAL PREFERRED STOCKS (Cost $4,041,574)		$5,383,901

WARRANTS - 0.00%

France - 0.00%		3,545	0.00%

Italy - 0.00%		21,892	0.00%

TOTAL WARRANTS (Cost $1,300)		$25,437

RIGHTS - 0.00%

Australia - 0.00%		34,170	0.00%

TOTAL RIGHTS (Cost $0)		$34,170

Securities Lending Collateral - 1.33%
United States - 1.33%

John Hancock Collateral Investment Trust, 0.1387% (c) (d)	2,465,211	24,675,525	1.33%

TOTAL Securities Lending Collateral (Cost $24,676,310)		$24,675,525

SHORT TERM INVESTMENTS - 1.51%
Federal National Mortgage Association Discount Notes
zero coupon, due 02/01/2010	28,055,000	28,054,758	1.51%

TOTAL SHORT TERM
INVESTMENTS (Cost $28,054,758)		$28,054,758

Total Investments (International Index
Trust) (Cost $1,567,828,240) - 101.23%		$1,879,217,588	101.23%
Other Assets and Liabilities, Net - (1.23%)		(22,875,173)	(1.23%)

TOTAL NET ASSETS - 100.00%		$1,856,342,415	100.00%

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	12.20%

Telecommunications Equipment & Services	5.27%

Financial Services	4.89%

Insurance	4.46%

Food & Beverages	4.46%

Mid Cap Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.83%
Basic Materials - 4.63%
Lubrizol Corp.	78,542	$5,729,639	0.55%
Steel Dynamics, Inc.	248,086	4,396,084	0.42%
OTHER SECURITIES		38,818,222	3.66%

		48,943,945

Communications - 4.23%
Equinix, Inc. * (f)	44,851	4,760,934	0.45%
F5 Networks, Inc. *	91,205	4,832,041	0.46%
OTHER SECURITIES		35,123,152	3.32%

		44,716,127

Consumer, Cyclical - 13.11%
Advance Auto Parts, Inc.	108,876	4,407,300	0.42%
BorgWarner, Inc. (f)	134,307	4,461,679	0.42%
CarMax, Inc. * (f)	255,221	6,189,110	0.59%
Dollar Tree, Inc. *	101,548	4,904,768	0.46%
NVR, Inc. *	6,832	4,855,570	0.46%
Urban Outfitters, Inc. * (f)	149,092	5,216,729	0.50%
OTHER SECURITIES		108,667,235	10.26%

		138,702,391

Consumer, Non-cyclical - 19.86%
Beckman Coulter, Inc.	79,766	5,219,887	0.49%
Church & Dwight, Inc.	80,934	4,892,461	0.46%
Edwards Lifesciences Corp. *	65,085	5,652,632	0.54%
Global Payments, Inc.	93,238	5,021,799	0.48%
Henry Schein, Inc. * (f)	104,105	5,475,923	0.52%
Hologic, Inc. *	296,797	4,303,557	0.41%
Lender Processing Services, Inc.	110,238	4,482,277	0.42%
Manpower, Inc.	90,266	4,926,718	0.48%
ResMed, Inc. *	86,242	4,507,869	0.43%
Vertex Pharmaceuticals, Inc. *	221,696	9,499,674	0.90%
OTHER SECURITIES		156,202,464	14.73%

		210,185,261

Energy - 7.03%
Arch Coal, Inc.	186,910	4,158,747	0.39%
Cimarex Energy Company	96,083	5,089,517	0.48%
Helmerich & Payne, Inc. (f)	121,443	4,843,147	0.45%
National Fuel Gas Company	92,688	4,634,400	0.43%
Newfield Exploration Company *	152,869	7,372,872	0.70%
Plains Exploration & Production Company *	160,202	4,431,187	0.42%
Pride International, Inc. * (f)	200,787	6,407,113	0.60%
OTHER SECURITIES		37,465,060	3.56%

		74,402,043

Financial - 18.29%
AMB Property Corp., REIT	168,330	4,300,832	0.41%
Everest Re Group, Ltd.	69,472	5,952,362	0.57%
Federal Realty Investment Trust, REIT (f)	70,377	4,765,929	0.44%
Nationwide Health Properties, Inc., REIT	129,123	4,542,546	0.43%

The accompanying notes are an integral part of the financial statements. 28

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Mid Cap Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Financial (continued)
New York Community Bancorp, Inc. (f)	478,438	$6,942,136	0.65%
SL Green Realty Corp., REIT (f)	88,848	4,463,724	0.42%
OTHER SECURITIES		162,586,530	15.37%

		193,554,059

Industrial - 16.85%
AMETEK, Inc.	124,072	4,744,514	0.45%
Avnet, Inc. * (f)	174,047	5,249,258	0.50%
Bucyrus International, Inc., Class A	86,433	4,872,228	0.46%
Energizer Holdings, Inc. * (f)	80,267	4,918,762	0.46%
Joy Global, Inc.	117,713	6,072,814	0.57%
Martin Marietta Materials, Inc. (f)	51,355	4,591,651	0.43%
Silgan Holdings, Inc.	99,450	5,756,166	0.54%
URS Corp. * (f)	96,553	4,298,539	0.40%
OTHER SECURITIES		137,812,396	13.04%

		178,316,328
Technology - 8.64%
ANSYS, Inc. *	102,052	4,435,179	0.43%
Cerner Corp. * (f)	77,954	6,426,528	0.61%
Cree, Inc. * (f)	119,234	6,721,222	0.64%
Lam Research Corp. *	146,405	5,740,540	0.54%
OTHER SECURITIES		68,102,581	6.42%

		91,426,050

Utilities - 6.19%
MDU Resources Group, Inc.	216,012	5,097,883	0.48%
NSTAR	122,874	4,521,764	0.42%
ONEOK, Inc.	121,371	5,409,504	0.50%
OTHER SECURITIES		50,469,128	4.79%

		65,498,279

TOTAL COMMON STOCKS (Cost $1,041,667,100)		$1,045,744,483

WARRANTS - 0.00%
Consumer, Cyclical - 0.00%		56	0.00%

TOTAL WARRANTS (Cost $0)		$56

Securities Lending Collateral - 21.28%

John Hancock Collateral Investment Trust, 0.1387% (c) (d)	22,500,381	225,217,565	21.28%

TOTAL Securities Lending Collateral (Cost $225,223,866)		$225,217,565

Mid Cap Index Trust

	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 1.47%

Federal National Mortgage Association Discount Notes
0.430%, due 12/01/2010	15,651,000	$15,590,013	1.47%

TOTAL SHORT TERM INVESTMENTS (Cost $15,590,013)		$15,590,013

Total Investments (Mid Cap Index Trust) (Cost $1,282,480,979) - 121.58%		$1,286,552,117	121.58%
Other Assets and Liabilities, Net - (21.58%)		(228,375,287)	(21.58%)

TOTAL NET ASSETS - 100.00%		$1,058,176,830	100.00%

Small Cap Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.95%
Basic Materials - 3.93%
Domtar Corp. *	30,203	1,673,548	0.25%
W.R. Grace & Company *	52,606	1,333,561	0.20%
OTHER SECURITIES		24,030,520	3.48%

		27,037,629

Communications - 7.68%
3Com Corp. *	280,743	2,105,573	0.30%
Atheros Communications, Inc. * (f)	44,426	1,521,145	0.23%
Polycom, Inc. *	60,638	1,514,130	0.22%
TIBCO Software, Inc. *	127,107	1,224,041	0.18%
OTHER SECURITIES		46,481,481	6.75%

		52,846,370

Consumer, Cyclical - 13.76%
Bally Technologies, Inc. *	39,731	1,640,494	0.23%
J. Crew Group, Inc. * (f)	36,589	1,636,993	0.24%
Owens & Minor, Inc.	30,109	1,292,579	0.19%
Tempur-Pedic International, Inc. *	54,143	1,279,399	0.19%
Tractor Supply Company *	25,856	1,369,335	0.19%
UAL Corp. * (f)	118,498	1,529,808	0.22%
Warnaco Group, Inc. *	32,374	1,365,860	0.19%
OTHER SECURITIES		84,556,393	12.31%

		94,670,861

Consumer, Non-cyclical - 21.89%
Chattem, Inc. *	13,579	1,266,920	0.18%
Healthsouth Corp. * (f)	63,698	1,195,612	0.16%
Human Genome Sciences, Inc. * (f)	131,170	4,013,802	0.59%
Onyx Pharmaceuticals, Inc. *	44,903	1,317,453	0.18%
Tupperware Brands Corp.	45,382	2,113,439	0.30%

The accompanying notes are an integral part of the financial statements. 29

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Small Cap Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Watson Wyatt Worldwide, Inc., Class A	30,903	$1,468,512	0.22%
OTHER SECURITIES		139,323,123	20.26%

		150,698,861

Diversified - 0.01%		71,826	0.01%

Energy - 4.38%
Arena Resources, Inc. *	27,999	1,207,316	0.19%
Atlas Energy, Inc. *	44,905	1,354,784	0.21%
OTHER SECURITIES		27,570,971	3.98%

		30,133,071

Financial - 19.06%
Assured Guaranty, Ltd. (f)	75,678	1,646,752	0.25%
E*TRADE Financial Corp. *	1,069,851	1,872,238	0.26%
FirstMerit Corp.	60,126	1,210,938	0.18%
Highwoods Properties, Inc., REIT	51,957	1,732,767	0.26%
MFA Mortgage Investments, Inc., REIT	205,863	1,513,093	0.22%
National Retail Properties, Inc., REIT (f)	59,004	1,252,065	0.18%
Platinum Underwriters Holdings, Ltd.	36,350	1,391,841	0.20%
ProAssurance Corp. *	23,595	1,267,287	0.18%
Prosperity Bancshares, Inc.	33,718	1,364,568	0.20%
Stifel Financial Corp. * (f)	20,291	1,202,038	0.17%
OTHER SECURITIES		116,703,687	16.96%

		131,157,274
Industrial - 13.93%
American Superconductor Corp. * (f)	31,545	1,290,190	0.19%
Clarcor, Inc.	36,684	1,190,029	0.18%
EMCOR Group, Inc. *	46,482	1,250,366	0.19%
GrafTech International, Ltd. *	87,361	1,358,464	0.20%
Nordson Corp.	24,292	1,486,185	0.21%
Regal-Beloit Corp. (f)	25,810	1,340,571	0.19%
Rock-Tenn Company, Class A	27,658	1,394,239	0.19%
OTHER SECURITIES		86,547,271	12.58%

		95,857,315

Investment Companies - 0.02%		105,199	0.02%

Technology - 9.94%
Concur Technologies, Inc. * (f)	28,923	1,236,459	0.17%
Informatica Corp. *	61,374	1,587,132	0.24%
Jack Henry & Associates, Inc.	60,412	1,396,725	0.21%
Palm, Inc. * (f)	120,390	1,208,716	0.18%
Parametric Technology Corp. *	83,933	1,371,465	0.21%
Skyworks Solutions, Inc. * (f)	121,129	1,718,820	0.25%
Solera Holdings, Inc.	49,270	1,774,214	0.25%
OTHER SECURITIES		58,124,814	8.43%

		68,418,345
Utilities - 3.35%
Cleco Corp.	43,502	$1,188,909	0.18%
Nicor, Inc.	31,719	1,335,370	0.20%
Piedmont Natural Gas, Inc. (f)	51,644	1,381,477	0.21%
OTHER SECURITIES		19,181,438	2.76%

		23,087,194

TOTAL COMMON STOCKS (Cost $533,475,955)		$674,083,945

PREFERRED STOCKS - 0.02%
Consumer, Non-cyclical - 0.02%		147,541	0.02%

TOTAL PREFERRED STOCKS (Cost $127,256)		$147,541

WARRANTS - 0.00%
Consumer, Cyclical - 0.00%		15	0.00%

TOTAL WARRANTS (Cost $0)		$15

RIGHTS - 0.00%
Industrial - 0.00%		5,633	0.00%

TOTAL RIGHTS (Cost $0)		$5,633

Securities Lending Collateral - 23.51%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	16,162,080	161,774,343	23.51%

TOTAL Securities Lending Collateral (Cost $161,787,301)		$161,774,343

SHORT TERM INVESTMENTS - 1.74%
Federal National Mortgage Association Discount Notes
0.430%, due 12/01/2010	12,055,000	12,008,026	1.74%

TOTAL SHORT TERM INVESTMENTS (Cost $12,008,026)		$12,008,026

Total Investments (Small Cap Index Trust) (Cost $707,398,538) - 123.22%		$848,019,503	123.22%
Other Assets and Liabilities, Net - (23.22%)		(159,789,923)	(23.22%)

TOTAL NET ASSETS - 100.00%		$688,229,580	100.00%

Total Bond Market Trust A

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 26.02%
U.S. Treasury Bonds - 5.50%
2.750%, due 10/31/2013	25,730,000	26,351,147	2.42%
4.500%, due 05/15/2038	7,845,000	7,681,973	0.70%
5.250%, due 02/15/2029	6,770,000	7,334,875	0.67%

The accompanying notes are an integral part of the financial statements. 30

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Bond Market Trust A

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds - 5.50% (continued)

3.500% to 9.250%, due 2/15/2016 to 5/15/2039		$18,669,543	1.71%

		60,037,538
U.S. Treasury Notes - 20.52%
0.875%, due 01/31/2011	5,600,000	5,617,500	0.51%
0.875%, due 02/28/2011	21,000,000	21,050,862	1.93%
0.875%, due 03/31/2011	21,900,000	21,940,208	2.01%
1.125%, due 12/15/2012	12,500,000	12,299,750	1.13%
1.250%, due 11/30/2010	20,000,000	20,140,620	1.85%
1.375%, due 11/15/2012	9,400,000	9,332,433	0.86%
1.500%, due 10/31/2010	27,500,000	27,742,769	2.55%
1.500%, due 07/15/2012	8,400,000	8,413,121	0.77%
1.750%, due 03/31/2014	15,400,000	15,034,250	1.38%
1.875%, due 02/28/2014	13,890,000	13,661,037	1.25%
2.000%, due 11/30/2013	4,795,000	4,769,529	0.44%
2.125%, due 11/30/2014	5,400,000	5,272,182	0.48%
2.625%, due 02/29/2016	10,500,000	10,214,526	0.94%
2.750%, due 02/15/2019	9,600,000	8,838,000	0.81%
3.000%, due 09/30/2016	5,920,000	5,810,385	0.53%
3.750%, due 11/15/2018	7,236,000	7,235,436	0.66%
4.250%, due 11/15/2017	9,300,000	9,747,563	0.89%
1.375% to 4.750%, due 10/15/2012 to 8/15/2019		16,813,464	1.53%

		223,933,635

TOTAL U.S. TREASURY OBLIGATIONS (Cost $287,092,627)		$283,971,173

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.92%
Federal Farm Credit Bank - 0.34%		3,736,062	0.34%

Federal Home Loan Bank - 1.64%
1.625%, due 07/27/2011	4,900,000	4,946,849	0.45%
3.875%, due 06/14/2013	6,400,000	6,768,524	0.62%
3.875% to 5.000%, due 1/15/2010 to 11/17/2017		6,201,255	0.57%

		17,916,628
Federal Home Loan Mortgage Corp. - 15.16%
2.875%, due 11/23/2010	6,000,000	6,128,112	0.56%
3.875%, due 06/29/2011	6,000,000	6,259,788	0.57%
4.000%, due 04/01/2039	6,343,248	6,124,703	0.56%
4.125%, due 09/27/2013	5,500,000	5,861,680	0.54%
4.500%, due 07/01/2023	4,557,239	4,692,888	0.43%
4.500%, due 10/01/2035	4,772,425	4,785,848	0.44%
4.500%, due 11/01/2039	7,303,992	7,294,862	0.67%
5.000%, due 09/01/2033	4,911,022	5,054,708	0.46%
5.000%, due 02/01/2036	9,660,894	9,925,436	0.91%
5.000%, due 03/01/2038	4,776,445	4,904,252	0.45%
5.500%, due 06/01/2033	4,659,548	4,903,446	0.45%
5.500%, due 01/01/2034	4,905,697	5,162,480	0.47%
6.000%, due 06/01/2035	7,180,632	7,657,751	0.70%
3.750% to 7.000%, due 6/15/2011 to 11/1/2039 (e)		74,640,943	6.85%
OTHER SECURITIES		11,999,151	1.10%

		165,396,048

Federal National Mortgage Association - 20.21%
3.875%, due 07/12/2013	6,000,000	6,379,434	0.58%
4.375%, due 10/15/2015	4,850,000	5,159,634	0.47%
4.500%, due 06/01/2023	4,504,387	4,643,038	0.43%
4.500%, due 04/01/2039	5,840,345	5,836,695	0.53%
4.500%, due 06/01/2039	7,289,715	7,285,158	0.68%
5.000%, due 11/01/2023	5,631,369	5,899,959	0.54%
5.000%, due 03/01/2036	5,876,014	6,044,261	0.55%
5.000%, due 03/01/2037	6,490,863	6,670,630	0.62%
5.000%, due 03/01/2038	6,394,694	6,570,798	0.61%
5.500%, due 09/01/2035	7,610,273	7,996,730	0.74%
5.500%, due 12/01/2035	6,812,450	7,158,394	0.67%
6.500%, due 10/01/2038	6,171,299	6,649,092	0.62%
1.375% to 7.250%, due 6/15/2010 to 12/1/2039 (e)		144,149,970	13.17%

		220,443,793

Federal National Mortgage Association Grantor Trust - 1.00%
4.000% to 4.500%, due 8/1/2033 to 4/1/2039		7,701,903	0.70%
4.000%, due 12/01/2024	3,230,000	3,255,361	0.30%
Government National Mortgage Association - 5.40%
5.000%, due 11/20/2038	5,072,037	5,223,407	0.48%
5.500%, due 08/15/2038	4,215,381	4,427,796	0.41%
4.000% to 6.500%, due 6/15/2023 to 9/20/2039		43,499,911	3.97%
OTHER SECURITIES		5,831,070	0.54%

		58,982,184

Tennessee Valley Authority - 0.11%		1,210,998	0.11%

The Financing Corp. - 0.06%		678,284	0.06%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $466,523,738)		$479,321,261

FOREIGN GOVERNMENT OBLIGATIONS - 1.35%
Austria - 0.05%		579,116	0.05%

Brazil - 0.31%		3,345,600	0.31%

The accompanying notes are an integral part of the financial statements. 31

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Bond Market Trust A

	Shares or Principal Amount	Value	% of Net Assets
FOREIGN GOVERNMENT OBLIGATIONS - 1.35% (continued)
Canada - 0.41%		$4,479,344	0.41%

Israel - 0.08%		850,599	0.08%

Italy - 0.17%		1,892,668	0.17%

Mexico - 0.26%		2,814,968	0.26%

Peru - 0.07%		770,500	0.07%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $14,400,886)		$14,732,795

CORPORATE BONDS - 22.19%
Basic Materials - 0.71%		7,714,249	0.71%

Communications - 2.62%		28,588,908	2.62%

Consumer, Cyclical - 0.69%		7,559,767	0.69%

Consumer, Non-cyclical - 2.63%		28,679,149	2.63%

Energy - 2.09%		22,762,011	2.09%

Financial - 9.32%

Morgan Stanley 2.250% to 7.300%, due 4/15/2011 to 5/13/2019		4,948,952	0.45%
OTHER SECURITIES		96,897,658	8.87%

		101,846,610

Government - 0.06%		661,521	0.06%

Industrial - 1.57%		17,131,508	1.57%

Technology - 0.56%		6,098,706	0.56%

Utilities - 1.94%		21,209,856	1.94%

TOTAL CORPORATE BONDS (Cost $225,907,392)		$242,252,285

MUNICIPAL BONDS - 0.46%
California - 0.14%		1,505,521	0.14%

District of Columbia - 0.02%		243,473	0.02%

Illinois - 0.07%		780,739	0.07%

Maryland - 0.04%		432,387	0.04%

New York - 0.08%		884,234	0.08%

North Carolina - 0.04%		414,752	0.04%

Texas - 0.03%		370,648	0.03%

Utah - 0.02%		215,314	0.02%

Washington - 0.02%		212,832	0.02%

TOTAL MUNICIPAL BONDS (Cost $5,195,755)		$5,059,900

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.02%

Morgan Stanley 4.800% to 5.741%, due 12/18/2032 to 10/12/2052 (e)		10,934,334	1.00%
OTHER SECURITIES		32,918,991	3.02%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $40,397,348)		$43,853,325

ASSET BACKED SECURITIES - 0.32%		3,501,859	0.32%

TOTAL ASSET BACKED SECURITIES (Cost $3,514,059)		$3,501,859

SUPRANATIONAL OBLIGATIONS - 0.83%
Financial - 0.83%		9,021,808	0.83%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $9,082,596)		$9,021,808

REPURCHASE AGREEMENTS - 0.47%

Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $5,170,000 on 01/04/2010, collateralized by $5,390,000 Federal National Mortgage Association, 5.00% due 05/22/2024 (valued at $5,275,463, including interest)	5,170,000	5,170,000	0.47%

TOTAL REPURCHASE AGREEMENTS (Cost $5,170,000)		$5,170,000

Total Investments (Total Bond Market Trust A) (Cost $1,057,284,401) - 99.58%		$1,086,884,406	99.58%
Other Assets and Liabilities, Net - 0.42%		4,601,166	0.42%

TOTAL NET ASSETS - 100.00%		$1,091,485,572	100.00%

The accompanying notes are an integral part of the financial statements. 32

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Bond Market Trust B

	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 23.78%
U.S. Treasury Bonds - 9.07%
6.750%, due 08/15/2026	775,000	$977,832	0.62%
7.500%, due 11/15/2016	1,270,000	1,600,497	1.02%
7.875%, due 02/15/2021	1,100,000	1,478,468	0.94%
8.750%, due 08/15/2020	1,400,000	1,980,563	1.26%
9.250%, due 02/15/2016	3,550,000	4,781,684	3.03%
11.250%, due 02/15/2015	2,010,000	2,835,670	1.80%
4.250% to 4.375%, due 2/15/2038 to 5/15/2039		631,619	0.40%

		14,286,333
U.S. Treasury Notes - 14.71%
0.875%, due 03/31/2011	2,500,000	2,504,590	1.59%
1.000%, due 07/31/2011	1,000,000	1,001,523	0.64%
1.125%, due 06/30/2011	2,840,000	2,851,536	1.81%
1.750%, due 01/31/2014	1,760,000	1,726,588	1.10%
1.875%, due 04/30/2014	1,100,000	1,077,398	0.68%
2.000%, due 11/30/2013	3,000,000	2,984,063	1.88%
2.125%, due 11/30/2014	1,600,000	1,562,128	0.99%
2.750%, due 11/30/2016	1,400,000	1,347,828	0.86%
3.125%, due 05/15/2019	800,000	757,625	0.48%
3.250%, due 06/30/2016	2,450,000	2,457,083	1.56%
3.625%, due 08/15/2019	910,000	894,644	0.57%
4.250%, due 11/15/2017	1,100,000	1,152,938	0.73%
5.000%, due 08/15/2011	1,385,000	1,476,756	0.94%
1.500% to 3.375%, due 12/31/2013 to 11/15/2019		1,387,824	0.88%

		23,182,524

TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,384,466)		$37,468,857

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.11%
Federal Farm Credit Bank - 0.41%		645,573	0.41%

Federal Home Loan Bank - 1.17%
3.875%, due 06/14/2013	1,750,000	1,850,769	1.17%

Federal Home Loan Mortgage Corp. - 8.27%
5.500%, due 01/01/2038	1,827,234	1,917,167	1.22%
5.750%, due 01/15/2012	1,200,000	1,306,367	0.83%
5.820%, due 02/01/2037 (e)	1,875,226	1,966,605	1.25%
6.000%, due 06/15/2011	1,000,000	1,072,155	0.68%
6.063%, due 08/01/2037 (e)	1,946,121	2,059,637	1.31%
6.500%, due 08/01/2037	773,660	829,327	0.53%
4.500% to 8.000%, due 2/1/2016 to 9/1/2038		3,406,397	2.16%
OTHER SECURITIES		462,251	0.29%

		13,019,906
Federal National Mortgage Association - 29.09%
3.250%, due 04/09/2013	1,000,000	1,037,839	0.66%
3.556%, due 01/01/2035 (e)	2,508,040	2,570,067	1.63%
4.000%, due 08/01/2020	883,420	901,123	0.57%
4.500%, due 12/01/2020	3,303,743	3,424,020	2.17%
4.500%, due 05/01/2039	878,189	877,640	0.56%
5.000%, due 07/01/2020	576,749	606,781	0.39%
5.000%, due 02/01/2021	1,582,356	1,663,266	1.06%
5.000%, due 12/01/2034	5,767,548	5,939,899	3.77%
5.500%, due 08/01/2021	690,402	735,817	0.47%
5.500%, due 09/01/2034	6,954,206	7,312,782	4.64%
5.500%, due 02/01/2035	638,099	671,001	0.43%
5.500%, due 09/01/2036	2,562,396	2,690,516	1.71%
5.662%, due 04/01/2037 (e)	4,220,058	4,450,490	2.82%
6.000%, due 08/01/2034	1,707,560	1,822,887	1.16%
6.000%, due 05/01/2035	2,371,617	2,530,682	1.61%
6.000%, due 08/01/2036	891,609	948,484	0.60%
6.125%, due 03/15/2012	1,300,000	1,432,934	0.91%
6.500%, due 02/01/2036	716,666	770,360	0.49%
6.500%, due 02/01/2036	847,295	910,775	0.58%
4.000% to 8.500%, due 11/1/2010 to 4/1/2036 (e)		4,534,947	2.86%

		45,832,310

Government National Mortgage Association - 3.86%
6.000%, due 09/15/2038	881,124	933,647	0.58%
4.500% to 9.000%, due 1/15/2016 to 1/15/2039		5,150,168	3.28%

		6,083,815

Tennessee Valley Authority - 0.19%		304,212	0.19%

The Financing Corp. - 0.12%		193,795	0.12%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $64,512,321)		$67,930,380

FOREIGN GOVERNMENT OBLIGATIONS - 1.89%
Brazil - 0.35%		554,625	0.35%

Canada - 0.82%		1,298,961	0.82%

Israel - 0.11%		171,081	0.11%

Italy - 0.22%		339,566	0.22%

Mexico - 0.39%		610,138	0.39%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,895,333)		$2,974,371

The accompanying notes are an integral part of the financial statements. 33

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Bond Market Trust B

	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 22.74%
Basic Materials - 0.59%		$923,538	0.59%

Communications - 3.12%		4,913,843	3.12%

Consumer, Cyclical - 0.75%		1,181,549	0.75%

Consumer, Non-cyclical - 2.95%		4,654,118	2.95%

Energy - 2.46%		3,881,041	2.46%

Financial - 8.48%
General Electric 3.000% to 6.875%, due 12/9/2011 to 1/10/2039		771,019	0.49%
JPMorgan Chase 3.125% to 6.400%, due 12/1/2011 to 5/15/2038		492,058	0.31%
Merrill Lynch 6.875% to 7.750%, due 4/25/2018 to 5/14/2038		330,643	0.21%
OTHER SECURITIES		11,790,774	7.47%

		13,384,494

Government - 0.14%		212,845	0.14%

Industrial - 1.61%
General Electric 5.000%, due 02/01/2013	190,000	201,012	0.13%
OTHER SECURITIES		2,338,884	1.48%

		2,539,896

Technology - 0.48%		752,071	0.48%

Utilities - 2.16%		3,396,323	2.16%

TOTAL CORPORATE BONDS (Cost $33,403,807)		$35,839,718

MUNICIPAL BONDS - 0.42%
California - 0.09%		146,615	0.09%

District of Columbia - 0.03%		40,579	0.03%

Illinois - 0.06%		96,125	0.06%

Maryland - 0.04%		60,333	0.04%

New York - 0.08%		126,217	0.08%

North Carolina - 0.04%		62,213	0.04%

Texas - 0.04%		58,523	0.04%

Utah - 0.02%		39,148	0.02%

Washington - 0.02%		38,697	0.02%

TOTAL MUNICIPAL BONDS (Cost $687,082)		$668,450

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.39%

Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A2 7.631%, due 07/15/2032	766,477	780,165	0.50%
General Electric 4.578% to 6.290%, due 8/11/2033 to 6/10/2048		671,033	0.42%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.179%, due 12/15/2044 (e)	835,000	826,625	0.53%
JPMorgan Chase 4.918% to 5.280%, due 8/12/2037 to 1/12/2043 (e)		551,903	0.35%
Merrill Lynch 5.690% to 5.773%, due 6/12/2046 to 2/12/2051 (e)		627,203	0.39%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM 5.656%, due 05/12/2039 (e)	800,000	632,751	0.40%
Morgan Stanley Capital I, Series 2007-T27, Class A4 5.650%, due 06/11/2042 (e)	630,000	608,249	0.39%
OTHER SECURITIES		3,798,034	2.41%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,752,015)		$8,495,963

ASSET BACKED SECURITIES - 0.61%		960,275	0.61%

TOTAL ASSET BACKED SECURITIES (Cost $963,064)		$960,275

SUPRANATIONAL OBLIGATIONS - 1.17%
Financial - 1.17%		1,839,670	1.17%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,829,924)		$1,839,670

REPURCHASE AGREEMENTS - 0.21%		337,000	0.21%

TOTAL REPURCHASE AGREEMENTS (Cost $337,000)		$337,000

Total Investments (Total Bond Market Trust B) (Cost $149,765,012) - 99.32%		$156,514,684	99.32%
Other Assets and Liabilities, Net - 0.68%		1,067,225	0.68%

TOTAL NET ASSETS - 100.00%		$157,581,909	100.00%

The accompanying notes are an integral part of the financial statements. 34

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Stock Market Index Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.35%
Basic Materials - 3.74%
Monsanto Company	14,515	$1,186,601	0.34%
OTHER SECURITIES		12,074,421	3.40%

		13,261,022

Communications - 10.32%
Amazon.com, Inc. *	11,469	1,542,810	0.44%
AT&T, Inc.	156,606	4,389,666	1.24%
Cisco Systems, Inc. *	153,144	3,666,267	1.03%
Comcast Corp., Class A	76,290	1,286,249	0.36%
DIRECTV, Class A *	38,903	1,297,415	0.37%
Google, Inc., Class A *	8,390	5,201,632	1.47%
QUALCOMM, Inc.	44,193	2,044,368	0.58%
Verizon Communications, Inc.	74,241	2,459,604	0.69%
OTHER SECURITIES		14,719,804	4.14%

		36,607,815

Consumer, Cyclical - 10.07%
CVS Caremark Corp.	38,390	1,236,542	0.35%
Home Depot, Inc.	45,260	1,309,372	0.37%
McDonald’s Corp.	28,938	1,806,889	0.51%
Wal-Mart Stores, Inc.	102,372	5,471,783	1.54%
Walt Disney Company	49,365	1,592,021	0.45%
OTHER SECURITIES		24,316,417	6.85%

		35,733,024

Consumer, Non-cyclical - 20.72%
Abbott Laboratories	41,055	2,216,559	0.63%
Amgen, Inc. *	26,962	1,525,240	0.43%
Bristol-Myers Squibb Company (f)	52,562	1,327,191	0.37%
Coca-Cola Bottling Company	267	14,423	0.00%
Coca-Cola Enterprises, Inc.	12,935	274,222	0.08%
Johnson & Johnson	73,175	4,713,202	1.33%
Medtronic, Inc.	29,396	1,292,836	0.37%
Merck & Company, Inc. *	55,992	2,045,948	0.58%
PepsiCo, Inc.	41,389	2,516,451	0.71%
Pfizer, Inc.	214,141	3,895,225	1.10%
Philip Morris International, Inc.	51,395	2,476,725	0.70%
Procter & Gamble Company	77,528	4,700,523	1.33%
The Coca-Cola Company	61,549	3,508,293	0.99%
Visa, Inc. (f)	22,483	1,966,363	0.55%
OTHER SECURITIES		41,068,980	11.55%

		73,542,181

Diversified - 0.07%		246,384	0.07%

Energy - 11.12%
Chevron Corp.	53,224	4,097,716	1.16%
ConocoPhillips Company	39,403	2,012,311	0.57%
Exxon Mobil Corp.	127,603	8,701,249	2.45%
Occidental Petroleum Corp.	21,500	1,749,025	0.49%
Schlumberger, Ltd.	31,801	2,069,927	0.58%
OTHER SECURITIES		20,840,649	5.87%

		39,470,877

Financial - 15.73%
American Express Company	31,596	1,280,270	0.36%
Bank of America Corp.	229,826	3,461,180	0.98%
Berkshire Hathaway, Inc., Class A*	28	2,777,600	0.78%
Citigroup, Inc. *	608,098	2,012,804	0.57%
Federal National Mortgage Association * (f)	30,524	36,018	0.01%
Goldman Sachs Group, Inc.	13,575	2,292,003	0.65%
JPMorgan Chase & Company	104,469	4,353,223	1.23%
Wells Fargo & Company	124,106	3,349,621	0.94%
OTHER SECURITIES		36,269,759	10.21%

		55,832,478

Government - 0.01%		26,222	0.01%

Industrial - 10.38%
3M Company	18,537	1,532,454	0.43%
General Electric Company	282,273	4,270,790	1.20%
United Parcel Service, Inc., Class B	26,393	1,514,166	0.43%
United Technologies Corp.	24,973	1,733,376	0.49%
OTHER SECURITIES		27,781,429	7.83%

		36,832,215

Investment Companies - 0.00%		0	0.00%

Technology - 12.73%
Apple, Inc. *	23,786	5,015,516	1.41%
Hewlett-Packard Company	62,922	3,241,112	0.91%
Intel Corp.	148,551	3,030,440	0.85%
International Business Machines Corp.	34,788	4,553,749	1.28%
Microsoft Corp.	236,594	7,213,751	2.03%
Oracle Corp.	133,144	3,267,354	0.92%
OTHER SECURITIES		18,853,310	5.33%

		45,175,232

Utilities - 3.46%		12,278,005	3.46%

TOTAL COMMON STOCKS (Cost $347,659,216)		$349,005,455

PREFERRED STOCKS - 0.00%
Consumer, Non-cyclical - 0.00%		14,089	0.00%

TOTAL PREFERRED STOCKS (Cost $12,805)		$14,089

WARRANTS - 0.00%
Consumer, Cyclical - 0.00%		3	0.00%

TOTAL WARRANTS (Cost $0)		$3

The accompanying notes are an integral part of the financial statements. 35

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Total Stock Market Index Trust

	Shares or Principal Amount	Value	% of Net Assets
RIGHTS - 0.00%
Communications - 0.00%		$7,808	0.00%

Diversified - 0.00%		1,244	0.00%

Industrial - 0.00%		525	0.00%

TOTAL RIGHTS (Cost $4,291)		$9,577

Securities Lending Collateral - 4.84%
John Hancock Collateral Investment Trust, 0.1387% (c) (d)	1,715,691	17,173,208	4.84%

TOTAL Securities Lending Collateral (Cost $17,174,070)		$17,173,208

SHORT TERM INVESTMENTS - 1.76%

Federal National Mortgage Association Discount Notes 0.430%, due 12/01/2010	6,255,000	6,230,626	1.76%

TOTAL SHORT TERM INVESTMENTS (Cost $6,230,626)		$6,230,626

Total Investments (Total Stock Market Index Trust) (Cost $371,081,008) - 104.95%		$372,432,958	104.95%
Other Assets and Liabilities, Net - (4.95%)		(17,554,937)	(4.95%)

TOTAL NET ASSETS - 100.00%		$354,878,021	100.00%

The accompanying notes are an integral part of the financial statements. 36

John Hancock Trust
Portfolio of Investments - December 31, 2009
(showing percentage of net assets)

Footnotes

Percentages are stated as a percent of net assets.

ADR	-	American Depositary Receipts
ADS	-	American Depositary Shares
BKNT	-	Bank Note
CDO	-	Collateralized Debt Obligation
ESOP	-	Employee Stock Ownership Program
EMTN	-	European Medium Term Note
ETF	-	Exchange Traded Fund
EWCO	-	European Written Call Option
GDR	-	Global Depositary Receipts
GMTN	-	Global Medium Term Note
GTD	-	Guaranteed
IO	-	Interest Only (Carries notional principal amount)
MTN	-	Medium Term Note
NIM	-	Net Interest Margin
NVDR	-	Non Voting Depositary Receipts
OTC	-	Over The Counter
PCL	-	Public Company Limited
PLC	-	Public Limited Company
PIK	-	Paid In Kind
PO	-	Principal Only
REIT	-	Real Estate Investment Trust
REMIC	-	Real Estate Mortgage Investment Conduit
SBI	-	Shares Beneficial Interest
SADR	-	Sponsored American Depositary Receipts
SPDR	-	Standard & Poor’s Depositary Receipts
TBA	-	To Be Announced
TIPS	-	Treasury Inflation Protected Security

*	Non-Income Producing

(a)	The Underlying Fund’s subadviser is shown parenthetically.

(b)	The subadviser is an affiliate of the adviser and the fund.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

(e)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(f)	All or a portion of this security was out on loan

(g)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements. 37

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	500 Index Trust	500 Index Trust B	Core Balanced Trust		Core Balanced Strategy Trust		Core Strategy Trust
Investments in unaffiliated issuers, at value	$5,257,061,291	$791,409,063	—		—		—
Investments in affiliated issuers, at value (Note 2)	221,999,619	22,981,002	$54,194,038	[1]	$2,800,032	[1]	$597,829,524	[1]
Securities loaned, at value (Note 2)	213,979,529	22,149,335	—		—		—
Total investments, at value	5,693,040,439	836,539,400	54,194,038		2,800,032		597,829,524
Cash	264,411	7,053	—		—		—
Cash held at broker for futures contracts	13,950,000	2,100,000	—		—		—
Receivable for fund shares sold	404,680	—	126,630		—		967,440
Dividends and interest receivable	7,257,169	1,121,238	—		—		—
Receivable for security lending income	55,966	8,028	—		—		—
Receivable due from adviser	—	4,872	162		316		1,126
Other assets	6,793	1,035	23		—		603
Total assets	5,714,979,458	839,781,626	54,320,853		2,800,348		598,798,693

Liabilities
Payable for investments purchased	—	—	125,422		161		949,198
Payable for fund shares repurchased	9,124,525	331,121	—		155		—
Payable upon return of securities loaned (Note 2)	221,951,950	22,975,141	—		—		—
Payable for futures variation margin	1,317,130	179,550	—		—		—
Payable to affiliates
Accounting and legal services fees	72,067	10,624	601		25		7,771
Trustees’ fees	12,461	1,931	91		—		1,469
Other liabilities and accrued expenses	144,452	65,939	26,424		33,553		36,218
Total liabilities	232,622,585	23,564,306	152,538		33,894		994,656

Net assets
Capital paid-in	$4,938,619,046	$919,347,419	$50,722,567		$2,777,987		$619,550,293
Undistributed net investment income (loss)	16,957,935	2,887,602	4,840		2		32,370
Accumulated undistributed net realized gain (loss) on investments	(54,157,411)	(71,897,934)	369,406		4,325			(46,384,310)
Net unrealized appreciation (depreciation) on investments	580,937,303	(34,119,767)	3,071,502			(15,860)	24,605,684
Net assets	$5,482,356,873	$816,217,320	$54,168,315		$2,766,454		$597,804,037
Investments in unaffiliated issuers, including repurchase agreements, at cost	$4,892,769,980	$847,699,549	—		—		—
Investments in affiliated issuers, at cost	$222,013,170	$22,982,196	$51,122,536		$2,815,892		$573,223,840

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$986,068,944	—	$5,169,717		—		$168,174
Shares outstanding	101,193,077	—	346,377		—		14,617
Net asset value, offering price and redemption price per share	$9.74	—	$14.93		—		$11.51
Series II
Net assets	$56,156,790	—	$48,998,598		—		$588,177,825
Shares outstanding	5,781,661	—	3,280,293		—		50,940,825
Net asset value, offering price and redemption price per share	$9.71	—	$14.94		—		$11.55
Series NAV
Net assets	$4,440,131,139	$816,217,320	—		$2,766,454		$9,458,038
Shares outstanding	462,308,454	58,664,539	—		203,750		821,637
Net asset value, offering price and redemption price per share	$9.60	$13.91	—		$13.58		$11.51

1	See Note 8.

38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	International Equity Index Trust A	International Equity Index Trust B	International Index Trust	Mid Cap Index Trust
Investments in unaffiliated issuers, at value	$228,725,188	$329,499,253	$1,831,082,404	$844,061,570
Investments in affiliated issuers, at value (Note 2)	2,479,099	5,403,352	24,675,525	225,217,565
Securities loaned, at value (Note 2)	2,335,712	5,199,356	23,459,659	217,272,982
Total investments, at value	233,539,999	340,101,961	1,879,217,588	1,286,552,117
Cash	—	—	—	62,039
Foreign currency, at value	5,480,340	9,785,547	—	—
Cash held at broker for futures contracts	—	—	2,300,000	2,400,000
Foreign currency held at broker for futures contracts	2,616,821	1,905,955	—	—
Receivable for investments sold	13,461	4,215	32,372	1,275,575
Receivable for forward foreign currency exchange contracts (Note 3)	40,270	65,831	—	—
Receivable for fund shares sold	133	166,271	159,488	—
Dividends and interest receivable	508,490	427,478	2,613,028	1,012,972
Receivable for security lending income	3,953	7,786	58,320	54,652
Receivable for futures variation margin	136,562	314,209	86,907	—
Receivable due from adviser	—	1,823	—	—
Other assets	544	400	2,362	760
Total assets	242,340,573	352,781,476	1,884,470,065	1,291,358,115

Liabilities
Due to custodian	—	—	1,356,161	—
Payable for investments purchased	7,693	—	2,019,724	5,753,680
Payable for forward foreign currency exchange contracts (Note 3)	66,587	62,569	—	—
Payable for fund shares repurchased	1,337,911	—	—	1,949,078
Payable upon return of securities loaned (Note 2)	2,423,615	5,390,629	24,670,371	225,141,064
Payable for futures variation margin	—	—	—	258,387
Payable to affiliates
Accounting and legal services fees	3,279	4,678	24,736	14,113
Trustees’ fees	633	1,280	3,188	3,471
Other liabilities and accrued expenses	48,454	45,096	53,470	61,492
Total liabilities	3,888,172	5,504,252	28,127,650	233,181,285

Net assets
Capital paid-in	$84,950,262	$324,590,237	$1,516,715,778	$1,065,670,971
Undistributed net investment income (loss)	1,328,029	640,588	4,647,525	3,094,047
Accumulated undistributed net realized gain (loss) on investments	92,933,091	(7,153,907)	23,398,806	(15,250,938)
Net unrealized appreciation (depreciation) on investments	59,241,019	29,200,306	311,580,306	4,662,750
Net assets	$238,452,401	$347,277,224	$1,856,342,415	$1,058,176,830
Investments in unaffiliated issuers, including repurchase agreements, at cost	$171,940,408	$305,840,692	$1,543,151,930	$1,057,257,113
Investments in affiliated issuers, at cost	$2,479,203	$5,403,564	$24,676,310	$225,223,866
Foreign currency, at cost	$5,469,613	$9,761,287	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$220,179,199	—	—	$324,755,006
Shares outstanding	15,133,346	—	—	22,844,596
Net asset value, offering price and redemption price per share	$14.55	—	—	$14.22
Series II
Net assets	$18,273,202	—	—	$84,691,892
Shares outstanding	1,255,467	—	—	5,970,737
Net asset value, offering price and redemption price per share	$14.55	—	—	$14.18
Series NAV
Net assets	—	$347,277,224	$1,856,342,415	$648,729,932
Shares outstanding	—	23,707,337	111,023,365	45,640,450
Net asset value, offering price and redemption price per share	—	$14.65	$16.72	$14.21

39

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Small Cap Index Trust	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Investments in unaffiliated issuers, at value	$531,247,179	$1,081,714,406	$156,177,684	$338,704,808
Investments in affiliated issuers, at value (Note 2)	161,774,343	—	—	17,173,208
Securities loaned, at value (Note 2)	154,997,981	—	—	16,554,942
Repurchase agreements, at value (Note 2)	—	5,170,000	337,000	—
Total investments, at value	848,019,503	1,086,884,406	156,514,684	372,432,958
Cash	47,235	725	830	25,047
Cash held at broker for futures contracts	1,950,000	—	—	1,050,000
Receivable for investments sold	1,298,846	—	—	50,914
Receivable for fund shares sold	10,751	1,360,929	—	—
Dividends and interest receivable	779,049	8,256,736	1,502,450	460,850
Receivable for security lending income	101,169	188	—	12,364
Receivable due from adviser	—	—	951	—
Other assets	924	1,492	231	433
Total assets	852,207,477	1,096,504,476	158,019,146	374,032,566

Liabilities
Payable for investments purchased	—	4,921,059	241,507	—
Payable for fund shares repurchased	2,036,121	35,952	163,811	1,876,589
Payable upon return of securities loaned (Note 2)	161,717,558	—	—	17,167,398
Payable for futures variation margin	179,611	—	—	73,880
Payable to affiliates
Accounting and legal services fees	8,767	14,522	2,129	4,705
Trustees’ fees	1,441	2,613	411	766
Other liabilities and accrued expenses	34,399	44,758	29,379	31,207
Total liabilities	163,977,897	5,018,904	437,237	19,154,545

Net assets
Capital paid-in	$603,156,540	$1,057,789,111	$154,195,400	$364,917,116
Undistributed net investment income (loss)	1,433,951	7,020,882	1,243,977	1,399,292
Accumulated undistributed net realized gain (loss) on investments	(57,696,724)	(2,924,426)	(4,607,140)	(12,952,188)
Net unrealized appreciation (depreciation) on investments	141,335,813	29,600,005	6,749,672	1,513,801
Net assets	$688,229,580	$1,091,485,572	$157,581,909	$354,878,021
Investments in unaffiliated issuers, including repurchase agreements, at cost	$545,611,237	$1,057,284,401	$149,765,012	$353,906,938
Investments in affiliated issuers, at cost	$161,787,301	—	—	$17,174,070

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$165,092,394	$61,378,224	—	$233,007,005
Shares outstanding	14,820,123	4,567,799	—	23,023,834
Net asset value, offering price and redemption price per share	$11.14	$13.44	—	$10.12
Series II
Net assets	$66,686,154	$1,193,417	—	$49,841,494
Shares outstanding	6,001,433	88,591	—	4,936,294
Net asset value, offering price and redemption price per share	$11.11	$13.47	—	$10.10
Series NAV
Net assets	$456,451,032	$1,028,913,931	$157,581,909	$72,029,522
Shares outstanding	40,959,399	76,446,389	15,813,035	7,120,024
Net asset value, offering price and redemption price per share	$11.14	$13.46	$9.97	$10.12

40

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	500 Index Trust	500 Index Trust B	Core Balanced Trust[1]	Core Balanced Strategy Trust[2]	Core Strategy Trust
Dividends	$103,455,815	$16,178,253	—	—	—
Interest	151,975	29,713	—	—	—
Income distributions received from affiliated underlying funds	—	—	$610,315	$50,768	$9,411,908
Securities lending	3,339,534	472,055	—	—	—
Less foreign taxes withheld	(2,424)	(417)	—	—	—
Total investment income	106,944,900	16,679,604	610,315	50,768	9,411,908

Expenses
Investment management fees (Note 5)	20,831,832	3,267,670	9,113	218	235,320
Series I distribution and service fees (Note 5)	427,533	—	703	—	75
Series II distribution and service fees (Note 5)	123,879	—	42,050	—	1,168,116
Accounting and legal services fees (Note 5)	742,839	113,608	2,694	56	76,142
Professional fees	77,928	32,036	31,840	32,693	25,626
Printing and postage fees (Note 5)	108,204	808	1,194	48	14,413
Custodian fees	10,481	10,500	8,000	5,419	10,500
Trustees’ fees (Note 5)	118,188	18,917	421	8	13,317
Registration and filing fees	38,854	2,568	3,314	644	19,612
Miscellaneous	41,104	8,334	53	—	2,649
Total expenses	22,520,842	3,454,441	99,382	39,086	1,565,770
Net expense reduction (Note 5)	(25,295)	(1,702,078)	(43,872)	(38,913)	(303,450)
Net expenses	22,495,547	1,752,363	55,510	173	1,262,320
Net investment income (loss)	84,449,353	14,927,241	554,805	50,595	8,149,588

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(9,652,916)	(15,746,367)	—	—	—
Investments in affiliated issuers	61,220	7,055	136,461	4,331	(47,781,185)
Capital gain distributions received from underlying funds	—	—	466,178	—	3,367,104
Futures contracts	19,493,370	2,229,472	—	—	—
Foreign currency transactions	(1,093)	—	—	—	—
	9,900,581	(13,509,840)	602,639	4,331	(44,414,081)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,051,360,157	167,727,629	—	—	—
Investments in affiliated issuers	(13,550)	(1,194)	3,071,502	(15,860)	140,383,195
Futures contracts	1,250,667	(196,220)	—	—	—
Translation of assets and liabilities in foreign currencies	193	—	—	—	—
	1,052,597,467	167,530,215	3,071,502	(15,860)	140,383,195
Net realized and unrealized gain (loss)	1,062,498,048	154,020,375	3,674,141	(11,529)	95,969,114

Increase (decrease) in net assets from operations	$1,146,947,401	$168,947,616	$4,228,946	$39,066	$104,118,702

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Period from 7-24-09 (inception date) to 12-31-09.

41

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	International Equity Index Trust A	International Equity Index Trust B	International Index Trust[1]	Mid Cap Index Trust
Dividends	$25,521,887	$11,289,450	$21,031,660	$14,128,245
Interest	74,548	15,999	3,432	21,760
Securities lending	1,117,667	400,818	383,639	1,143,395
Less foreign taxes withheld	(2,627,138)	(1,127,304)	(1,353,810)	—
Total investment income	24,086,964	10,578,963	20,064,921	15,293,400

Expenses
Investment management fees (Note 5)	2,811,155	1,772,704	4,663,567	4,044,012
Series I distribution and service fees (Note 5)	91,334	—	—	133,435
Series II distribution and service fees (Note 5)	41,618	—	—	177,888
Accounting and legal services fees (Note 5)	91,234	54,851	149,010	141,369
Professional fees	36,211	29,463	41,744	36,626
Printing and postage fees (Note 5)	30,887	641	25,750	20,168
Custodian fees	12,781	12,889	8,000	13,097
Trustees’ fees (Note 5)	14,393	10,078	21,330	23,901
Registration and filing fees	5,748	5,531	9,679	9,137
Miscellaneous	12,462	35,017	4,188	10,382
Total expenses	3,147,823	1,921,174	4,923,268	4,610,015
Net expense reduction (Note 5)	(1,143)	(763,908)	(8,781)	(4,843)
Net expenses	3,146,680	1,157,266	4,914,487	4,605,172
Net investment income (loss)	20,940,284	9,421,697	15,150,434	10,688,228

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	88,213,302	(1,672,619)	22,037,419	(8,361,645)
Redemption in kind transactions	98,580,069	(25,572,242)	—	—
Investments in affiliated issuers	55,587	12,934	5,939	82,802
Futures contracts	11,672,025	6,855,035	1,531,767	5,469,575
Foreign currency transactions	6,927,527	1,731,868	(888,058)	—
	205,448,510	(18,645,024)	22,687,067	(2,809,268)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	151,037,845	137,954,299	311,390,133	287,149,721
Investments in affiliated issuers	(104)	(212)	(785)	(6,301)
Futures contracts	(84,070)	47,699	222,180	(593,262)
Translation of assets and liabilities in foreign currencies	4,840	195,172	(31,222)	58
	150,958,511	138,196,958	311,580,306	286,550,216
Net realized and unrealized gain (loss)	356,407,021	119,551,934	334,267,373	283,740,948

Increase (decrease) in net assets from operations	$377,347,305	$128,973,631	$349,417,807	$294,429,176

1	Period from 5-1-09 (inception date) to 12-31-09.

42

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Small Cap Index Trust	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Dividends	$7,428,026	—	—	$6,642,465
Interest	16,363	$37,930,947	$7,734,357	9,067
Securities lending	1,434,796	127,464	1,305	260,425
Less foreign taxes withheld	(788)	(732)	(12,276)	(948)
Total investment income	8,878,397	38,057,679	7,723,386	6,911,009

Expenses
Investment management fees (Note 5)	2,588,697	4,332,188	741,548	1,508,680
Series I distribution and service fees (Note 5)	71,222	24,911	—	99,648
Series II distribution and service fees (Note 5)	144,917	2,894	—	107,951
Accounting and legal services fees (Note 5)	87,924	147,024	25,734	50,306
Professional fees	27,939	35,076	27,135	25,146
Printing and postage fees (Note 5)	11,817	32,647	1,881	4,287
Custodian fees	10,409	10,963	10,834	10,482
Trustees’ fees (Note 5)	14,584	25,192	5,248	8,881
Registration and filing fees	6,397	10,944	2,929	2,969
Miscellaneous	3,744	5,871	2,467	2,613
Total expenses	2,967,650	4,627,710	817,776	1,820,963
Net expense reduction (Note 5)	(3,179)	(5,054)	(421,668)	(1,666)
Net expenses	2,964,471	4,622,656	396,108	1,819,297
Net investment income (loss)	5,913,926	33,435,023	7,327,278	5,091,712

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(33,023,882)	1,078,008	(336,730)	(817,270)
Investments in affiliated issuers	69,744	—	—	6,672
Futures contracts	4,372,997	—	—	834,675
Foreign currency transactions	(426)	—	—	31
	(28,581,567)	1,078,008	(336,730)	24,108

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	231,082,527	9,111,496	2,476,934	76,674,185
Investments in affiliated issuers	(12,958)	—	—	(862)
Futures contracts	58,264	—	—	(188,422)
Translation of assets and liabilities in foreign currencies	—	—	—	(7)
	231,127,833	9,111,496	2,476,934	76,484,894
Net realized and unrealized gain (loss)	202,546,266	10,189,504	2,140,204	76,509,002

Increase (decrease) in net assets from operations	$208,460,192	$43,624,527	$9,467,482	$81,600,714

43

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	500 Index Trust		500 Index Trust B		Core Balanced Trust	Core BalancedStrategy Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Period ended 12/31/09[1]	Period ended 12/31/09[2]
From operations
Net investment income (loss)	$84,449,353	$41,521,176	$14,927,241	$19,865,853	$554,805	$50,595
Net realized gain (loss)	9,900,581	(39,048,374)	(13,509,840)	(23,250,312)	602,639	4,331
Change in net unrealized appreciation (depreciation)	1,052,597,467	(761,451,121)	167,530,215	(417,180,867)	3,071,502	(15,860)
Increase (decrease) in net assets resulting from operations	1,146,947,401	(758,978,319)	168,947,616	(420,565,326)	4,228,946	39,066
Distributions to shareholders
From net investment income
Series I	(14,818,077)	(7,682,386)	—	—	(60,831)	—
Series II	(738,481)	(329,636)	—	—	(494,316)	—
Series NAV	(67,895,057)	(22,522,194)	(15,771,063)	(20,630,815)	—	(50,599)
From net realized gain
Series I	—	—	—	—	(21,889)	—
Series II	—	—	—	—	(211,331)	—
Series NAV	—	—	—	(6,271,754)	—	—
Total distributions	(83,451,615)	(30,534,216)	(15,771,063)	(26,902,569)	(788,367)	(50,599)
From Fund share transactions (Note 6)	364,076,442	3,062,470,732	(34,567,528)	(69,817,679)	50,727,736	2,777,987
Total increase (decrease)	1,427,572,228	2,272,958,197	118,609,025	(517,285,574)	54,168,315	2,766,454

Net assets
Beginning of year	4,054,784,645	1,781,826,448	697,608,295	1,214,893,869	—	—
End of year	$5,482,356,873	$4,054,784,645	$816,217,320	$697,608,295	$54,168,315	$2,766,454

Undistributed net investment income (loss)	$16,957,935	$15,961,290	$2,887,602	$3,731,424	$4,840	$2

	Core Strategy Trust (formerly Index Allocation Trust)		International Equity Index Trust A		International Equity Index Trust B
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08[3]	Year ended 12/31/09[4]	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income (loss)	$8,149,588	$4,612,037	$20,940,284	$9,258,016	$9,421,697	$14,012,920
Net realized gain (loss)	(44,414,081)	2,023,273	205,448,510	(8,129,081)	(18,645,024)	(5,221,251)
Change in net unrealized appreciation (depreciation)	140,383,195	(114,261,814)	150,958,511	(177,904,899)	138,196,958	(254,729,193)
Increase (decrease) in net assets resulting from operations	104,118,702	(107,626,504)	377,347,305	(176,775,964)	128,973,631	(245,937,524)
Distributions to shareholders
From net investment income
Series I	(2,665)	(1,256)	(25,188,022)	(5,221,019)	—	—
Series II	(8,003,093)	(4,571,166)	(2,287,423)	(430,970)	—	—
Series NAV	(144,853)	(6,154)	(854,253)	(1,640,353)	(11,748,653)	(12,394,564)
From net realized gain
Series I	(1,493)	(73)	—	(1,972,848)	—	—
Series II	(3,624,138)	(456,439)	—	(206,534)	—	—
Series NAV	(24,094)	(350)	—	(369,044)	(8,159,295)	(4,171,068)
Total distributions	(11,800,336)	(5,035,438)	(28,329,699)	(9,840,768)	(19,907,948)	(16,565,632)
From Fund share transactions (Note 6)	151,100,311	129,709,379	(335,838,037)	25,887,782	(66,216,953)	16,762,197
Total increase (decrease)	243,418,677	17,047,437	13,179,569	(160,728,950)	42,848,730	(245,740,959)

Net assets
Beginning of year	354,385,360	337,337,923	225,272,832	386,001,782	304,428,494	550,169,453
End of year	$597,804,037	$354,385,360	$238,452,401	$225,272,832	$347,277,224	$304,428,494

Undistributed net investment income (loss)	$32,370	$33,461	$1,328,029	$960,762	$640,588	$1,143,721

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Period from 7-24-09 (inception date) to 12-31-09.
3	Period from 4-28-08 (inception date) to 12-31-09.
4	Series NAV shares were terminated on 7-30-09.

44

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Index Trust	Mid Cap Index Trust		Small Cap Index Trust
Increase (decrease) in net assets	Period ended12/31/09[5]	Year ended12/31/09	Year ended12/31/08	Year ended12/31/09	Year ended12/31/08
From operations
Net investment income (loss)	$15,150,434	$10,688,228	$8,401,548	$5,913,926	$4,384,165
Net realized gain (loss)	22,687,067	(2,809,268)	1,592,769	(28,581,567)	(10,348,643)
Change in net unrealized appreciation (depreciation)	311,580,306	286,550,216	(309,333,964)	231,127,833	(124,096,535)
Increase (decrease) in net assets resulting from operations	349,417,807	294,429,176	(299,339,647)	208,460,192	(130,061,013)
Distributions to shareholders
From net investment income
Series I	—	(2,843,562)	(3,281,071)	(1,196,587)	(2,350,128)
Series II	—	(599,047)	(659,211)	(355,017)	(853,587)
Series NAV	(9,791,168)	(5,992,780)	(4,828,233)	(3,537,311)	(1,515,263)
From net realized gain
Series I	—	(4,006,128)	(8,748,781)	(4,387,747)	(1,750,555)
Series II	—	(1,101,147)	(2,242,186)	(1,827,022)	(881,115)
Series NAV	—	(8,063,711)	(7,634,755)	(12,252,752)	(742,709)
Total distributions	(9,791,168)	(22,606,375)	(27,394,237)	(23,556,436)	(8,093,357)
From Fund share transactions (Note 6)	1,516,715,776	89,160,184	94,784,209	216,249,752	24,143,192
Total increase (decrease)	1,856,342,415	360,982,985	(231,949,675)	401,153,508	(114,011,178)

Net assets
Beginning of year	—	697,193,845	929,143,520	287,076,072	401,087,250
End of year	$1,856,342,415	$1,058,176,830	$697,193,845	$688,229,580	$287,076,072

Undistributed net investment income (loss)	$4,647,525	$3,094,047	$1,901,577	$1,433,951	$600,184

	Total Bond Market Trust A		Total Bond Market Trust B		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended12/31/09	Year ended12/31/08	Year ended12/31/09	Year ended12/31/08	Year ended12/31/09	Year ended12/31/08
From operations
Net investment income (loss)	$33,435,023	$10,125,213	$7,327,278	$8,381,786	$5,091,712	$6,169,030
Net realized gain (loss)	1,078,008	9,717,876	(336,730)	(303,988)	24,108	(8,526,522)
Change in net unrealized appreciation (depreciation)	9,111,496	17,780,782	2,476,934	1,169,454	76,484,894	(173,091,053)
Increase (decrease) in net assets resulting from operations	43,624,527	37,623,871	9,467,482	9,247,252	81,600,714	(175,448,545)
Distributions to shareholders
From net investment income
Series I	(1,638,090)	(532,644)	—	—	(3,243,069)	(3,913,395)
Series II	(28,202)	(17,229)	—	—	(602,089)	(834,719)
Series NAV	(27,860,517)	(10,087,737)	(7,915,810)	(8,410,151)	(1,056,466)	(1,610,003)
From net realized gain
Series I	(487,937)	(136,367)	—	—	—	(405,403)
Series II	(12,200)	(2,373)	—	—	—	(122,563)
Series NAV	(8,526,668)	(752,131)	—	—	—	(194,326)
Total distributions	(38,553,614)	(11,528,481)	(7,915,810)	(8,410,151)	(4,901,624)	(7,080,409)
From Fund share transactions (Note 6)	396,684,709	497,493,252	(5,516,768)	(7,937,019)	(15,316,524)	(10,539,769)
Total increase (decrease)	401,755,622	523,588,642	(3,965,096)	(7,099,918)	61,382,566	(193,068,723)

Net assets
Beginning of year	689,729,950	166,141,308	161,547,005	168,646,923	293,495,455	486,564,178
End of year	$1,091,485,572	$689,729,950	$157,581,909	$161,547,005	$354,878,021	$293,495,455

Undistributed net investment income (loss)	$7,020,882	$5,788	$1,243,977	$1,317,133	$1,399,292	$1,181,954

5	Period from 5-1-09 (inception date) to 12-31-09.

45

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
SERIES I
12-31-2009	7.87	0.15	[1]	1.87	2.02	(0.15)	—	—	(0.15)	9.74	25.74	[2,3]	0.54	[4]	0.54		1.84		986	12
12-31-2008	12.64	0.19	[1]	(4.88)	(4.69)	(0.08)	—	—	(0.08)	7.87	(37.21)[2,3]		0.54	[4]	0.54		1.78		795	4
12-31-2007	12.33	0.18	[1]	0.42	0.60	(0.29)	—	—	(0.29)	12.64	4.90	[2,3]	0.54	[4]	0.54		1.44		1,317	5
12-31-2006	10.80	0.16	[1]	1.48	1.64	(0.11)	—	—	(0.11)	12.33	15.26	[2,3]	0.54	[4]	0.54		1.44		1,323	15
12-31-2005	10.52	0.14	[1]	0.30	0.44	(0.16)	—	—	(0.16)	10.80	4.29	[2]	0.56		0.56		1.31		1,097	11
SERIES II
12-31-2009	7.84	0.14	[1]	1.86	2.00	(0.13)	—	—	(0.13)	9.71	25.59	[2,3]	0.74	[4]	0.74		1.64		56	12
12-31-2008	12.59	0.17	[1]	(4.87)	(4.70)	(0.05)	—	—	(0.05)	7.84	(37.40)[2,3]		0.74	[4]	0.74		1.57		49	4
12-31-2007	12.26	0.16	[1]	0.41	0.57	(0.24)	—	—	(0.24)	12.59	4.73	[2,3]	0.74	[4]	0.74		1.24		95	5
12-31-2006	10.74	0.14	[1]	1.47	1.61	(0.09)	—	—	(0.09)	12.26	15.06	[2,3]	0.74	[4]	0.74		1.23		114	15
12-31-2005	10.46	0.11	[1]	0.31	0.42	(0.14)	—	—	(0.14)	10.74	4.12	[2]	0.76		0.76		1.11		129	11
SERIES NAV
12-31-2009	7.75	0.15	[1]	1.85	2.00	(0.15)	—	—	(0.15)	9.60	25.94	[2,3]	0.49	[4]	0.49		1.88		4,440	12
12-31-2008	12.47	0.20	[1]	(4.84)	(4.64)	(0.08)	—	—	(0.08)	7.75	(37.26)[2,3]		0.49	[4]	0.49		2.22		3,210	4
12-31-2007	12.16	0.19	[1]	0.42	0.61	(0.30)	—	—	(0.30)	12.47	5.03	[2,3]	0.49	[4]	0.49		1.53		370	5
12-31-2006	10.80	0.15	[1]	1.32	1.47	(0.11)	—	—	(0.11)	12.16	13.70	[2,3]	0.52	[4]	0.51		1.35		38	15
12-31-2005[5]	10.28	0.03	[1]	0.49	0.52	—	—	—	—	10.80	5.06	[6]	0.52	[7]	0.52	[7]	1.80	[7]	256	11
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The inception date for Series NAV shares is 10-31-05. 6. Not annualized. 7. Annualized.

500 Index Trust B
SERIES NAV
12-31-2009	11.24	0.25	[1]	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35	[2,3]	0.49	[4]	0.25		2.15		816	22
12-31-2008	18.51	0.32	[1]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19)[2,3]		0.50	[4]	0.25		2.05		698	7
12-31-2007	18.13	0.32	[1]	0.62	0.94	(0.56)	—	—	(0.56)	18.51	5.25	[2,3]	0.49	[4]	0.25		1.72		1,215	13
12-31-2006	15.87	0.29	[1]	2.16	2.45	(0.19)	—	—	(0.19)	18.13	15.56	[2,3,5]	0.49	[4]	0.25		1.72		1,160	6
12-31-2005[6]	15.42	0.25	[1]	0.46	0.71	(0.07)	(0.19)	—	(0.26)	15.87	4.65	[2,3]	0.43	[4]	0.24		1.65		1,110	13	[7]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index Trust B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index Trust B. 7. Excludes merger activity.

Core Balanced Trust
SERIES I
12-31-2009[1]	12.50	0.39	[2]	2.29	2.68	(0.18)	(0.07)	—	(0.25)	14.93	21.41	[3,4,5]	0.36	[6,7]	0.12	[6]	4.02	[6]	5	4
SERIES II
12-31-2009[1]	12.50	0.28	[2]	2.38	2.66	(0.15)	(0.07)	—	(0.22)	14.94	21.26	[3,4,5]	0.56	[6,7]	0.32	[6]	2.95	[6]	49	4
1. The inception date for Series I and Series II shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Not annualized. 4. Assumes dividend reinvestment (if applicable).
5. Total return would have been lower had certain expenses not been reduced during the periods shown. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown. 8. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 9. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49%–1.01% based on the mix of underlying funds held by the portfolio for 2009.

Core Balanced Strategy Trust
SERIES NAV
12-31-2009[1]	12.50	0.70	[2,3]	0.63	1.33	(0.25)	—	—	(0.25)	13.58	10.65	[4,5,6]	8.95	[7,8,9]	0.04	[7,8]	11.59	[7]	3	14
1. The inception date of Series NAV shares is 7-24-09. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Assumes dividend reinvestment (if applicable). 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Annualized. 8. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.49%–1.01%, 0.25%–0.73% and 0.33%–0.89%, based on the mix of underlying funds held by the portfolio for 2009, 2008 and 2007, respectively. 9. Does not take into consideration expense reductions during the periods shown.

46

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
SERIES I
12-31-2009	9.67	0.18	[1,2]	1.92	2.10	(0.18)	(0.08)	—	(0.26)	11.51		21.87	[3,4]	0.13	[5,10]	0.07	[6]	1.80	[2]	—	[7]	22
12-31-2008[8]	13.09	0.14	[1,2]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67		(24.84)[3,4,9]		0.15	[5,10,11]	0.07	[5,6,11]	1.79	[2,11]	—	[7]	5	[9]
SERIES II
12-31-2009	9.70	0.18	[1,2]	1.91	2.09	(0.16)	(0.08)	—	(0.24)	11.55		21.65	[3,4]	0.33	[5,10]	0.27	[5,6]	1.72	[2]	588		22
12-31-2008	13.39	0.15	[1,2]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70		(26.47)[3,4]		0.35	[5,10]	0.27	[5,6]	1.31	[2]	354		5
12-31-2007	13.37	0.45	[1,2]	0.42	0.87	(0.43)	(0.42)	—	(0.85)	13.39		6.55	[3,4]	0.33	[5,10]	0.27	[5,6]	3.23	[2]	337		2
12-31-2006[12]	12.50	0.28	[1,2]	0.89	1.17	(0.19)	(0.10)	(0.01)	(0.30)	13.37		9.50	[3,4,9]	0.39	[5,10,11]	0.27	[5,11]	2.41	[2,11]	109		3	[9]
SERIES NAV
12-31-2009	9.67	0.43	[1,2]	1.68	2.11	(0.19)	(0.08)	—	(0.27)	11.51		21.93	[3,4]	0.08	[5,10]	0.02	[6]	3.97	[2]	9		22
12-31-2008[8]	13.09	0.27	[1,2]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67		(24.82)[3,4,9]		0.10	[5,10,11]	0.02	[5,6,11]	3.85	[2,11]	—	[7]	5	[9]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment (if applicable). 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended				Index Allocation
12/31/2009				0.49%–0.51%
12/31/2008				0.49%–0.57%
12/31/2007				0.49%–0.55%

7. Less than $500,000. 8. The inception date for Series I and Series NAV shares is 4-28-08. 9. Not annualized. 10. Does not take into consideration expense reductions during the periods shown. 11. Annualized. 12. The inception date for Series II shares is 2-10-06.

International Equity Index Trust A
SERIES I
12-31-2009	11.94	0.31	[1]	4.16	4.47	(1.86)	—	—	(1.86)	14.55		37.86	[2,3]	0.62	[4]	0.62		2.30		220		244	[11]
12-31-2008	22.38	0.53	[1]	(10.42)	(9.89)	(0.40)	(0.15)	—	(0.55)	11.94		(44.52)[2,3]		0.62	[4]	0.62		2.93		159		9
12-31-2007	21.18	0.51	[1]	2.65	3.16	(0.89)	(1.07)	—	(1.96)	22.38	[5]	15.37	[2,3,5]	0.61	[4]	0.60		2.23		300		14
12-31-2006	17.09	0.42	[1]	3.97	4.39	(0.15)	(0.15)	—	(0.30)	21.18		25.93	[2,3]	0.60	[4]	0.60		2.24		239		9
12-31-2005[6,7]	14.42	0.19	[1]	2.48	2.67	—	—	—	—	17.09		18.52	[3,8]	0.79	[4,9]	0.64	[9]	1.78	[9]	121		7
4-29-2005[6,10]	16.33	0.14	[1]	(0.46)	(0.32)	(0.15)	(1.44)	—	(1.59)	14.42		(1.97)[8]		0.64	[9]	0.64	[9]	2.71	[9]	90		9
SERIES II
12-31-2009	11.95	0.28	[1]	4.15	4.43	(1.83)	—	—	(1.83)	14.55		37.48	[2]	0.82	[4]	0.82		2.08		18		244	[11]
12-31-2008	22.36	0.50	[1]	(10.41)	(9.91)	(0.35)	(0.15)	—	(0.50)	11.95		(44.62)[2,3]		0.82	[4]	0.82		2.74		15		9
12-31-2007	21.14	0.46	[1]	2.64	3.10	(0.81)	(1.07)	—	(1.88)	22.36	[5]	15.11	[2,3,5]	0.81	[4]	0.80		2.04		35		14
12-31-2006	17.06	0.40	[1]	3.95	4.35	(0.12)	(0.15)	—	(0.27)	21.14		25.70	[2,3]	0.80	[4]	0.80		2.11		44		9
12-31-2005[6,7]	14.41	0.17	[1]	2.48	2.65	—	—	—	—	17.06		18.39	[3,8]	0.98	[4,9]	0.84	[9]	1.59	[9]	34		7
4-29-2005[6,10]	16.31	0.13	[1]	(0.46)	(0.33)	(0.13)	(1.44)	—	(1.57)	14.41		(2.03)[8]		0.84	[9]	0.84	[9]	2.46	[9]	27		9
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series I and Series II and the total return by less than 0.01% for Series I and Series II. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.38 and $22.36 and 15.37% and 15.11% for Series I and Series II, respectively. 6. Period from 1-1-05 to 4-29-05. 7. Period from 4-30-05 to 12-31-05. 8. Not annualized. 9. Annualized. 10. Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust, reorganized into a separate portfolio of John Hancock Trust: International Equity Index A. 11. Includes the impact of Redemption in kind transactions which amounted to 21% of the Portfolio Turnover.

International Equity Index Trust B
SERIES NAV
12-31-2009	11.16	0.35	[1]	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65		38.80	[2,3]	0.58	[4]	0.34		2.85		347		51	[7]
12-31-2008	21.05	0.54	[1]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16		(44.36)[2,3]		0.58	[4]	0.34		3.18		304		12
12-31-2007	21.28	0.54	[1]	2.58	3.12	(1.13)	(2.22)	—	(3.35)	21.05		15.76	[2,3]	0.57	[4]	0.34		2.51		550		9
12-31-2006	16.99	0.47	[1]	4.14	4.61	(0.16)	(0.16)	—	(0.32)	21.28		27.41	[2,3,5]	0.57	[4]	0.34		2.48		425		20
12-31-2005[6]	16.25	0.33	[1]	2.05	2.38	(0.20)	(1.44)	—	(1.64)	16.99		16.56	[2,3]	0.61	[4]	0.34		2.56		418		9
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio of $2,611,555. Excluding this payment, the total return would have been 26.63%. 6. The financial highlights for the year ended 12-31-2005 take into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. 7. Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover.

47

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Index Trust
SERIES NAV
12-31-2009[1]	12.50	0.17	[2]	4.14	4.31	(0.09)	—	—	(0.09)	16.72		34.48	[3,4]	0.51	[5,6]	0.51	[5]	1.56	[5]	1,856	30
1. The inception date for Series NAV shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Not annualized.
5. Annualized. 6. Does not take into consideration expense reductions during the periods shown.

Mid Cap Index Trust
SERIES I
12-31-2009	10.67	0.14	[1]	3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22		36.76	[2,3]	0.55	[4]	0.55		1.22		325	34	[5]
12-31-2008	17.42	0.16	[1]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67		(36.45)[2,3]		0.55	[4]	0.55		1.10		240	41
12-31-2007	18.84	0.20	[1,6]	1.22	1.42	(0.27)	(2.57)	—	(2.84)	17.42	[7]	7.57	[2,3,7]	0.55	[4]	0.54		0.99	[6]	397	29
12-31-2006	18.05	0.20	[1]	1.53	1.73	(0.12)	(0.82)	—	(0.94)	18.84		9.72	[2,3]	0.57	[4]	0.57		1.09		377	15	[5]
12-31-2005	16.78	0.16	[1]	1.77	1.93	(0.09)	(0.57)	—	(0.66)	18.05		12.02	[2]	0.57		0.57		0.95		220	19
SERIES II
12-31-2009	10.65	0.12	[1]	3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18		36.38	[2,3]	0.75	[4]	0.75		1.03		85	34	[5]
12-31-2008	17.36	0.14	[1]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65		(36.56)[2,3]		0.75	[4]	0.75		0.91		68	41
12-31-2007	18.75	0.15	[1,6]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[7]	7.39	[2,3,7]	0.75	[4]	0.74		0.73	[6]	103	29
12-31-2006	17.98	0.16	[1]	1.51	1.67	(0.08)	(0.82)	—	(0.90)	18.75		9.44	[2,3]	0.77	[4]	0.77		0.86		81	15	[5]
12-31-2005	16.72	0.13	[1]	1.76	1.89	(0.06)	(0.57)	—	(0.63)	17.98		11.79	[2]	0.77		0.77		0.74		63	19
SERIES NAV
12-31-2009	10.67	0.15	[1]	3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21		36.73	[2,3]	0.50	[4]	0.50		1.28		649	34	[5]
12-31-2008	17.42	0.18	[1]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67		(36.39)[2,3]		0.50	[4]	0.50		1.23		389	41
12-31-2007	18.85	0.22	[1,6]	1.21	1.43	(0.29)	(2.57)	—	(2.86)	17.42	[7]	7.61	[2,3,7]	0.50	[4]	0.49		1.08	[6]	430	29
12-31-2006	18.06	0.22	[1]	1.51	1.73	(0.12)	(0.82)	—	(0.94)	18.85		9.74	[2,3]	0.52	[4]	0.52		1.21		603	15	[5]
12-31-2005[8]	15.40	0.12	[1]	2.54	2.66	—	—	—	—	18.06		17.27	[9]	0.54	[10]	0.54	[10]	1.01	[10]	74	19
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividend received by the Portfolio which amounted to the following amounts:

Portfolio	Series	Per Shares		Percentage of average net assets
Mid Cap Index	I	$0.04		0.21%
	II	$0.04		0.16%
	NAV	$0.05		0.25%

7. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively. 8. The inception date for Series NAV shares is 4-29-05. 9. Not annualized. 10. Annualized.

Small Cap Index Trust
SERIES I
12-31-2009	9.16	0.11	[1]	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14		26.65	[2,3]	0.56	[4]	0.56		1.19		165	46
12-31-2008	14.19	0.16	[1]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16		(33.71)[2,3]		0.58	[4]	0.58		1.33		135	41
12-31-2007	16.97	0.18	[1]	(0.49)	(0.31)	(0.28)	(2.19)	—	(2.47)	14.19		(2.16)[2,3]		0.56	[4]	0.56		1.07		209	15
12-31-2006	14.89	0.16	[1]	2.43	2.59	(0.08)	(0.43)	—	(0.51)	16.97		17.61	[2,3,5]	0.57	[4]	0.57		1.00		239	27
12-31-2005	14.97	0.11	[1]	0.41	0.52	(0.08)	(0.52)	—	(0.60)	14.89		3.89	[2]	0.57		0.57		0.76		189	29
SERIES II
12-31-2009	9.14	0.09	[1]	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11		26.34	[2,3]	0.76	[4]	0.76		0.99		67	46
12-31-2008	14.14	0.13	[1]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14		(33.83)[2,3]		0.78	[4]	0.78		1.11		59	41
12-31-2007	16.89	0.15	[1]	(0.49)	(0.34)	(0.22)	(2.19)	—	(2.41)	14.14		(2.35)[2,3]		0.76	[4]	0.76		0.95		108	15
12-31-2006	14.83	0.12	[1]	2.42	2.54	(0.05)	(0.43)	—	(0.48)	16.89		17.35	[2,3,5]	0.77	[4]	0.77		0.78		51	27
12-31-2005	14.91	0.08	[1]	0.41	0.49	(0.05)	(0.52)	—	(0.57)	14.83		3.70	[2]	0.77		0.77		0.55		52	29

48

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust (continued)
SERIES NAV
12-31-2009	9.16	0.12	[1]	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14	26.71	[2,3]	0.51	[4]	0.51		1.23		456	46
12-31-2008	14.20	0.17	[1]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16	(33.70)[2,3]		0.53	[4]	0.53		1.44		93	41
12-31-2007	16.98	0.17	[1]	(0.46)	(0.29)	(0.30)	(2.19)	—	(2.49)	14.20	(2.07)[2,3]		0.51	[4]	0.51		1.03		84	15
12-31-2006	14.90	0.17	[1]	2.43	2.60	(0.09)	(0.43)	—	(0.52)	16.98	17.64	[2,3,5]	0.52	[4]	0.52		1.07		179	27
12-31-2005[6]	12.77	0.09	[1]	2.04	2.13	—	—	—	—	14.90	16.68	[7]	0.53	[8]	0.53	[8]	0.92	[8]	93	29
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

Total Bond Market Trust A
SERIES I
12-31-2009	13.36	0.48	[1]	0.11	0.59	(0.37)	(0.14)	—	(0.51)	13.44	4.43	[2,3]	0.55	[4]	0.55		3.58		61	42
12-31-2008	12.85	0.57	[1]	0.18	0.75	(0.21)	(0.03)	—	(0.24)	13.36	5.82	[2,3]	0.57	[4]	0.57		4.37		37	139
12-31-2007[5]	12.55	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.85	6.59	[2,3]	0.57	[4]	0.56		4.72		64	91
12-31-2006[6]	12.50	0.48	[1]	(0.02)[7]	0.46	(0.41)	—	—	(0.41)	12.55	3.65	[2,3,8]	0.60	[4,9]	0.59	[9]	4.28	[9]	53	66	[8]
SERIES II
12-31-2009	13.39	0.46	[1]	0.10	0.56	(0.34)	(0.14)	—	(0.48)	13.47	4.21	[2,3]	0.75	[4]	0.75		3.39		1	42
12-31-2008	12.89	0.53	[1]	0.18	0.71	(0.18)	(0.03)	—	(0.21)	13.39	5.52	[2,3]	0.77	[4]	0.77		4.04		1	139
12-31-2007[5,6]	12.79	0.37	[1]	0.23	0.60	(0.50)	—	—	(0.50)	12.89	4.71	[2,3,8]	0.76	[4,9]	0.76	[9]	4.34	[9]	1	91	[8]
SERIES NAV
12-31-2009	13.38	0.49	[1]	0.11	0.60	(0.38)	(0.14)	—	(0.52)	13.46	4.47	[2,3]	0.50	[4]	0.50		3.63		1,029	42
12-31-2008	12.87	0.53	[1]	0.22	0.75	(0.21)	(0.03)	—	(0.24)	13.38	5.86	[2,3]	0.52	[4]	0.52		4.04		651	139
12-31-2007[5]	12.57	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.87	6.63	[2,3]	0.52	[4]	0.51		4.76		102	91
12-31-2006[6]	12.50	0.52	[1]	(0.04)[7]	0.48	(0.41)	—	—	(0.41)	12.57	3.85	[2,3,8]	0.55	[4,9]	0.54	[9]	4.56	[9]	33	66	[8]
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Prior to 11-9-07, the Portfolio was named Bond Index Trust A. 6. The inception date for Series I, Series II and Series NAV is 2-10-06, 5-3-07 and 2-10-06, respectively. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. Not annualized. 9. Annualized.

Total Bond Market Trust B
SERIES NAV
12-31-2009	9.87	0.47	[1]	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	[2,3]	0.52	[4]	0.25		4.64		158	29
12-31-2008	9.83	0.50	[1]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	[2,3]	0.54	[4]	0.26		5.07		162	68
12-31-2007	10.17	0.51	[1]	0.18	0.69	(1.03)	—	—	(1.03)	9.83	7.13	[2,3]	0.53	[4]	0.25		5.13		169	38
12-31-2006	10.13	0.50	[1]	(0.11)	0.39	(0.35)	—	—	(0.35)	10.17	4.07	[2,3]	0.53	[4]	0.25		5.01		162	53
12-31-2005[5]	10.05	0.46	[1]	(0.22)	0.24	(0.16)	—	—	(0.16)	10.13	2.39	[2,3]	0.42	[4]	0.25		4.55		182	18
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Effective 4-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index Trust B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index Trust B.

49

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Stock Market Index Trust
SERIES I
12-31-2009	7.97	0.14	[1]	2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87	[2,3]	0.57	[4]	0.57		1.66		233	21
12-31-2008	12.98	0.17	[1]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20)[2,3]		0.58	[4]	0.58		1.59		182	5
12-31-2007	13.13	0.18	[1]	0.49	0.67	(0.30)	(0.52)	—	(0.82)	12.98	5.18	[2,3]	0.57	[4]	0.56		1.33		263	11
12-31-2006	11.56	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.13	15.29	[2,3,5]	0.57	[4]	0.57		1.30		238	2
12-31-2005	11.06	0.13	[1]	0.49	0.62	(0.12)	—	—	(0.12)	11.56	5.69	[2]	0.57		0.57		1.20		200	21
SERIES II
12-31-2009	7.96	0.13	[1]	2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52	[2,3]	0.77	[4]	0.77		1.47		50	21
12-31-2008	12.94	0.14	[1]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29)[2,3]		0.78	[4]	0.78		1.36		44	5
12-31-2007	13.07	0.16	[1]	0.48	0.64	(0.25)	(0.52)	—	(0.77)	12.94	4.99	[2,3]	0.77	[4]	0.76		1.15		86	11
12-31-2006	11.51	0.13	[1]	1.59	1.72	(0.10)	(0.06)	—	(0.16)	13.07	15.09	[2,3,5]	0.77	[4]	0.77		1.09		37	2
12-31-2005	11.02	0.11	[1]	0.48	0.59	(0.10)	—	—	(0.10)	11.51	5.41	[2]	0.77		0.77		0.99		38	21
SERIES NAV
12-31-2009	7.97	0.15	[1]	2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93	[2,3]	0.52	[4]	0.52		1.72		72	21
12-31-2008	12.98	0.17	[1]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15)[2,3]		0.53	[4]	0.53		1.61		68	5
12-31-2007	13.14	0.19	[1]	0.48	0.67	(0.31)	(0.52)	—	(0.83)	12.98	5.19	[2,3]	0.52	[4]	0.51		1.37		137	11
12-31-2006	11.57	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.14	15.33	[2,3,5]	0.52	[4]	0.52		1.34		160	2
12-31-2005[6]	10.41	0.10	[1]	1.06	1.16	—	—	—	—	11.57	11.14	[7]	0.52	[8]	0.52	[8]	1.30	[8]	170	21
1. Based on the average daily shares outstanding. 2. Assumes dividend reinvestment (if applicable). 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. The inception date for Series NAV shares is 4-29-05. 7. Not annualized. 8. Annualized.

50

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the Trust or JHT) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Portfolios (the Portfolios) each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and fifteen separate investment Portfolios, thirteen of which are covered by this report. Each of the Portfolios, with the exception of Core Balanced, Core Balanced Strategy, Core Strategy, International Equity Index Trust A and International Equity Index Trust B are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust Portfolios operate as “funds of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments.

John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Shares of the Portfolios are presently offered only to certain affiliates of the Adviser and MFC. The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statement of Assets and Liabilities. Each class represents an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each Class of shares in accordance with current regulations of the Security Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Effective May 1, 2009, Index Allocation Trust changed its name to Core Strategy Trust.

At December 31, 2009, the Adviser and affiliates owned shares of beneficial interest for the following Portfolios:

PORTFOLIO	Shares as of 12/31/09	% BY SERIES
Core Strategy Trust Series I	7,958	1%
Core Strategy Trust Series NAV	7,964	54%

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Investments by the Portfolio in investment companies and in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data as well as broker quotes. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Certain short-term debt instruments are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affiliated registered investment company managed by MFC Global Investment Management (U.S.), LLC, an affiliate of MFC, are valued at net asset value each business day. JHCIT is a floating rate fund investing in money market instruments, as part of the securities lending program.

Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolios’ shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

•	Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures. In addition, investments in the underlying Portfolios, which are valued at their closing NAV, are included in this Level.

•	Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps, foreign forward currency contracts, and certain options use these techniques.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

51

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, written options and swap contracts which are stated at market value.

Investments in Securities	Level 1	Level 2	Level 3	Totals
500 Index Trust
Basic Materials	$184,782,900	—	—	$184,782,900
Communications	600,680,826	—	—	600,680,826
Consumer, Cyclical	473,805,160	—	—	473,805,160
Consumer, Non-cyclical	1,207,987,992	—	—	1,207,987,992
Diversified	2,435,144	—	—	2,435,144
Energy	625,834,482	—	—	625,834,482
Financial	792,029,209	—	—	792,029,209
Industrial	548,001,916	—	—	548,001,916
Technology	735,080,666	—	—	735,080,666
Utilities	191,640,482	—	—	191,640,482
Short-term Investments	221,999,619	$108,762,043	—	330,761,662
Total Investments in Securities	$5,584,278,396	$108,762,043	—	$5,693,040,439
Other Financial Instruments	$2,680,014	—	—	$2,680,014
Totals	$5,586,958,410	$108,762,043	—	$5,695,720,453

500 Index Trust B
Basic Materials	$27,529,625	—	—	$27,529,625
Communications	89,487,710	—	—	89,487,710
Consumer, Cyclical	70,588,999	—	—	70,588,999
Consumer, Non-cyclical	179,975,571	—	—	179,975,571
Diversified	362,774	—	—	362,774
Energy	93,238,629	—	—	93,238,629
Financial	118,002,276	—	—	118,002,276
Industrial	81,641,263	—	—	81,641,263
Technology	109,515,785	—	—	109,515,785
Utilities	28,552,162	—	—	28,552,162
Short-term Investments	22,981,002	$14,663,604	—	37,644,606
Total Investments in Securities	$821,875,796	$14,663,604	—	$836,539,400
Other Financial Instruments	$22,578	—	—	$22,578
Totals	$821,898,374	$14,663,604	—	$836,561,978

Core Balanced Trust
Intermediate Bond	$7,059,148	—	—	$7,059,148
International Large Cap	3,033,970	—	—	3,033,970
Moderate Allocation	32,506,821	—	—	32,506,821
U.S. Large Cap	10,077,114	—	—	10,077,114
U.S. Mid Cap	758,492	—	—	758,492
U.S. Small Cap	758,493	—	—	758,493
Total Investments in Securities	$54,194,038	—	—	$54,194,038

Core Balanced Strategy Trust
Intermediate Bond	$1,379,731	—	—	$1,379,731
International Large Cap	376,394	—	—	376,394
U.S. Large Cap	694,289	—	—	694,289
U.S. Mid Cap	220,702	—	—	220,702
U.S. Small Cap	128,916	—	—	128,916
Total Investments in Securities	$2,800,032	—	—	$2,800,032

Core Strategy Trust
Intermediate Bond	$178,710,669	—	—	$178,710,669
International Large Cap	111,422,706	—	—	111,422,706
U.S. Large Cap	205,020,145	—	—	205,020,145
U.S. Mid Cap	65,727,460	—	—	65,727,460
U.S. Small Cap	36,948,544	—	—	36,948,544
Total Investments in Securities	$597,829,524	—	—	$597,829,524

International Equity Index A
Australia	—	$13,666,626	—	$13,666,626
Brazil	$9,396,750	—	—	9,396,750
Canada	17,251,307	—	—	17,251,307
China	—	5,977,095	—	5,977,095
France	384	16,787,822	—	16,788,206
Germany	—	13,364,389	—	13,364,389
Hong Kong	—	7,197,663	—	7,197,663
India	3,435,335	470,322	—	3,905,657
Italy	6,953	5,506,579	—	5,513,532
Japan	—	31,157,743	—	31,157,743
Netherlands	—	7,566,266	—	7,566,266

52

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
International Equity Index A (continued)
Russia	$3,171,028	—	—	$3,171,028
South Africa	—	$3,602,441	—	3,602,441
South Korea	—	6,792,906	—	6,792,906
Spain	—	7,204,616	—	7,204,616
Sweden	—	3,195,756	—	3,195,756
Switzerland	—	13,299,163	—	13,299,163
Taiwan	—	5,697,878	—	5,697,878
United Kingdom	—	30,830,112	—	30,830,112
Other countries	2,783,749	21,533,171	—	24,316,920
Short-term Investments	2,479,099	1,164,846	—	3,643,945
Totals	$38,524,605	$195,015,394	—	$233,539,999
Other Financial Instruments	$136,671	($26,317)	—	$110,354
Total Investments	$38,661,276	$194,989,077	—	$233,650,353

International Equity Index B
Australia	—	$18,894,865	—	$18,894,865
Brazil	$13,217,343	—	—	13,217,343
Canada	24,090,455	—	—	24,090,455
China	—	8,915,782	—	8,915,782
France	426	23,735,135	—	23,735,561
Germany	—	19,239,507	—	19,239,507
Hong Kong	—	9,660,552	—	9,660,552
India	5,139,175	461,716	—	5,600,891
Italy	4,654	7,963,545	—	7,968,199
Japan	—	46,883,096	—	46,883,096
Netherlands	—	11,094,360	—	11,094,360
Russia	4,319,125	391,276	—	4,710,401
South Africa	—	5,348,324	—	5,348,324
South Korea	302,181	9,521,835	—	9,824,016
Spain	—	10,758,811	—	10,758,811
Sweden	—	5,576,432	—	5,576,432
Switzerland	—	19,139,948	—	19,139,948
Taiwan	—	7,193,345	—	7,193,345
United Kingdom	—	44,939,058	—	44,939,058
Other countries	4,425,720	30,401,786	—	34,827,506
Short-term Investments	5,403,352	3,080,157	—	8,483,509
Total Investments in Securities	$56,902,431	$283,199,530	—	$340,101,961
Other Financial Instruments	$314,428	$3,262	—	$317,690
Totals	$57,216,859	$283,202,792	—	$340,419,651

International Index
Australia	—	$152,036,536	—	$152,036,536
Belgium	—	17,754,487	—	17,754,487
Denmark	—	15,890,804	—	15,890,804
Finland	—	20,630,357	—	20,630,357
France	$3,545	191,084,939	—	191,088,484
Germany	—	147,548,293	—	147,548,293
Greece	—	9,199,430	—	9,199,430
Hong Kong	—	42,232,752	—	42,232,752
Ireland	—	8,487,535	—	8,487,535
Italy	21,892	61,618,854	—	61,640,746
Japan	—	377,191,543	—	377,191,543
Luxembourg	—	10,996,312	—	10,996,312
Netherlands	—	83,053,073	—	83,053,073
Norway	—	13,303,390	—	13,303,390
Singapore	—	25,930,585	—	25,930,585
Spain	—	83,573,985	—	83,573,985
Sweden	—	45,317,233	—	45,317,233
Switzerland	—	145,090,266	—	140,090,266
United Kingdom	—	349,964,325	—	349,964,325
United States	7,458,311	2,452,040	—	9,910,351
Other countries	—	15,646,818	—	20,646,818
Short-term Investments	24,675,525	28,054,758	—	52,730,283
Total Investments in Securities	$32,159,273	$1,847,058,315	—	$1,879,217,588
Other Financial Instruments	$222,180	—	—	$222,180
Totals	$32,381,453	$1,847,058,315	—	$1,879,439,768

Mid Cap Index Trust
Basic Materials	$48,943,945	—	—	$48,943,945
Communications	44,716,127	—	—	44,716,127
Consumer, Cyclical	138,702,447	—	—	138,702,447
Consumer, Non-cyclical	210,185,261	—	—	210,185,261
Energy	74,402,043	—	—	74,402,043
Financial	193,554,059	—	—	193,554,059

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Investments in Securities	Level 1	Level 2	Level 3	Totals
Mid Cap Index Trust (continued)
Industrial	$178,316,328	—	—	$178,316,328
Technology	91,426,050	—	—	91,426,050
Utilities	65,498,279	—	—	65,498,279
Short-term Investments	225,217,565	$15,590,013	—	240,807,578
Total Investments in Securities	$1,270,962,104	$15,590,013	—	$1,286,552,117
Other Financial Instruments	$591,612	—	—	$591,612
Totals	$1,271,553,716	$15,590,013	—	$1,287,143,729

Small Cap Index Trust
Basic Materials	$27,037,629	—	—	$27,037,629
Communications	52,846,370	—	—	52,846,370
Consumer, Cyclical	94,670,876	—	—	94,670,876
Consumer, Non-cyclical	150,804,220	$42,182	—	150,846,402
Diversified	71,826	—	—	71,826
Energy	30,133,071	—	—	30,133,071
Financial	131,157,274	—	—	131,157,274
Industrial	95,862,948	—	—	95,862,948
Investment Companies	105,199	—	—	105,199
Technology	68,200,914	217,431	—	68,418,345
Utilities	23,087,194	—	—	23,087,194
Short-term Investments	161,774,343	12,008,026	—	173,782,369
Total Investments in Securities	$835,751,864	$12,267,639	—	$848,019,503
Other Financial Instruments	$714,848	—	—	$714,848
Totals	$836,466,712	$12,267,639	—	$848,734,351

Total Bond Market Trust A
Asset Backed Security	—	$3,501,859	—	$3,501,859
Collateralized Mortgage Obligation	—	43,853,325	—	43,853,325
Corporate Bond	—	242,252,285	—	242,252,285
Foreign Government Obligation	—	14,732,795	—	14,732,795
Municipal Bond	—	5,059,899	—	5,059,899
Supranational Obligation	—	9,021,808	—	9,021,808
U.S. Government Agency Obligation	—	479,321,262	—	479,321,262
U.S. Treasury Obligation	—	283,971,173	—	283,971,173
Short-term Investments	—	5,170,000	—	5,170,000
Total Investments in Securities	—	$1,086,884,406	—	$1,086,884,406

Total Bond Market Trust B
Asset Backed Security	—	$960,275	—	$960,275
Collateralized Mortgage Obligation	—	8,495,963	—	8,495,963
Corporate Bond	—	35,839,718	—	35,839,718
Foreign Government Obligation	—	2,974,371	—	2,974,371
Municipal Bond	—	668,450	—	668,450
Supranational Obligation	—	1,839,670	—	1,839,670
U.S. Government Agency Obligation	—	67,930,380	—	67,930,380
U.S. Treasury Obligation	—	37,468,857	—	37,468,857
Short-term Investments	—	337,000	—	337,000
Total Investments in Securities	—	$156,514,684	—	$156,514,684

Total Stock Market Index Trust
Basic Materials	$13,261,022	—	—	$13,261,022
Communications	36,615,623	—	—	36,615,623
Consumer, Cyclical	35,733,027	—	—	35,733,027
Consumer, Non-cyclical	73,556,270	—	—	73,556,270
Diversified	247,628	—	—	247,628
Energy	39,470,877	—	—	39,470,877
Financial	55,832,478	—	—	55,832,478
Government	26,222		—	26,222
Industrial	36,832,740	—	—	36,832,740
Technology	45,165,839	$9,393	—	45,175,232
Utilities	12,278,005	—	—	12,278,005
Short-term Investments	17,173,208	6,230,626	—	23,403,834
Total Investments in Securities	$366,192,939	$6,240,019	—	$372,432,958
Other Financial Instruments	$161,851	—	—	$161,851
Total Investments	$366,354,790	$6,240,019	—	$372,594,809

54

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Equity Index Trust A
Russia
Balance as of 12/31/08	$208,869
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/out of Level 3	(208,869)
Balance as of 12/31/09	—

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of the discount or premium related to the principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending  The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities it has loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount no less than the market value of the loaned securities.

The market value of the loaned securities is determined at the close of business of the Portfolios. Any additional required cash collateral is delivered to the Portfolios or excess collateral is returned to the borrower on the next business day. Cash collateral received is invested in JHCIT. JHCIT is not a stable value fund and thus the Portfolios receive the benefit of any gains and bear any losses generated by JHCIT. JHCIT is an affiliate of the Trust. Income received from JHCIT is recorded as Securities Lending income on the Statements of Operations.

The Portfolios may receive compensation for lending their securities either in the form of fees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Line of Credit  All Portfolios described in this report have entered into an agreement which enables them to participate in a $300 million unsecured committed line of credit with the Portfolios’ custodian. The Portfolios are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets.

Pursuant to the custodian agreements, the custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated to the maximum extent permitted by law to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Distribution and service fees for all classes are calculated daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Broker commission rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statements of Operations. For the year ended December 31, 2009, the following amounts were received by Portfolios:

PORTFOLIO	Rebate Amount
International Equity Index Trust A	$5,718
International Equity Index Trust B	1,721

Federal income taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolios, it will reduce the amount of capital gain distribution to be paid.

At December 31, 2009, capital loss carryforwards available to offset future realized gains were as follows:

CAPITAL LOSS CARRYFORWARDS EXPIRING AT DECEMBER 31
PORTFOLIO	2010	2011	2013	2014	2015	2016	2017
500 Index Trust	$2,684,380	$1,600	$2,754,508	—	—	$29,490,721	—
500 Index Trust B	—	—	—	—	—	15,421,154	$19,274,117
Core Strategy Trust	—	—	—	—	—	—	37,893,985
International Equity Index Trust B	—	—	—	—	—	—	3,179,151
Mid Cap Index Trust	—	—		—	—	—	13,495,169
Small Cap Index Trust	—	—	—	—	—	—	26,782,070
Total Bond Market Trust A	—	—	—	—	—	—	346,134
Total Bond Market Trust B	—	—	480,078	$1,497,016	$257,971	612,440	886,914
Total Stock Market Index Trust	—	—	—	—	—	2,506,160	6,043,544

As of December 31, 2009, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2009, including short-term investments, for federal income tax purposes, was as follows:

PORTFOLIO	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index Trust	$5,131,329,337	$845,560,377	($283,849,275)	$561,711,102
500 Index Trust B	907,536,920	126,752,175	(197,749,695)	(70,997,520)
Core Balanced Trust	51,122,536	3,152,097	(80,595)	3,071,502
Core Balanced Strategy Trust	2,816,173	28,221	(44,362)	(16,141)
Core Strategy Trust	581,714,165	36,303,705	(20,188,346)	16,115,359
International Equity Index Trust A	177,238,709	62,863,456	(6,562,166)	56,301,290
International Equity Index Trust B	315,508,687	57,477,975	(32,884,701)	24,593,274
International Index Trust	1,571,721,800	332,941,139	(25,445,351)	307,495,788
Mid Cap Index Trust	1,283,645,136	118,784,941	(115,877,960)	2,906,981
Small Cap Index Trust	737,759,639	168,698,899	(58,439,035)	110,259,864
Total Bond Market Trust A	1,059,855,066	35,843,270	(8,813,930)	27,029,340
Total Bond Market Trust B	150,627,848	6,965,666	(1,078,830)	5,886,836
Total Stock Market Index Trust	374,978,973	64,979,834	(67,525,849)	(2,546,015)

Distribution of income and gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gains distributions, if any, at least annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

During the year ended December 31, 2009, tax character of distributions paid was as follows:

	2009 DISTRIBUTIONS
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$83,451,615	—	—	$83,451,615
500 Index Trust B	15,771,063	—	—	15,771,063
Core Balanced Trust	788,367	—		788,367
Core Balanced Strategy Trust	50,599	—	—	50,599
Core Strategy Trust	9,425,388	$2,374,948	—	11,800,336
International Equity Index Trust A	28,329,699	—		28,329,699
International Equity Index Trust B	11,748,924	8,159,024	—	19,907,948
International Index Trust	9,791,168	—	—	9,791,168
Mid Cap Index Trust	9,435,416	13,170,959	—	22,606,375
Small Cap Index Trust	5,088,915	18,467,521	—	23,556,436
Total Bond Market Trust A	38,553,614	—	—	38,553,614
Total Bond Market Trust B	7,915,810	—	—	7,915,810
Total Stock Market Index Trust	4,901,624	—	—	4,901,624

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 DISTRIBUTIONS
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$30,534,216	—	—	$30,534,216
500 Index Trust B	20,630,963	$6,271,606	—	26,902,569
Core Strategy Trust	4,897,863	137,575	—	5,035,438
International Equity Index Trust A	7,292,353	2,548,415	—	9,840,768
International Equity Index Trust B	12,394,564	4,171,068	—	16,565,632
Mid Cap Index Trust	9,701,327	17,692,910	—	27,394,237
Small Cap Index Trust	4,719,792	3,373,565	—	8,093,357
Total Bond Market Trust A	11,528,481	—	—	11,528,481
Total Bond Market Trust B	8,410,151	—	—	8,410,151
Total Stock Market Index Trust	6,365,387	715,022	—	7,080,409

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
500 Index Trust	$16,957,935	—	$34,931,209	—
500 Index Trust B	2,887,602	—	34,695,271	$324,912
Core Balanced Trust	141,301	$232,945	—	—
Core Balanced Strategy Trust	4,608	—	—	—
Core Strategy Trust	32,370	—	37,893,985	—
International Equity Index Trust A	97,055,159	—	—	—
International Equity Index Trust B	1,479,974	—	3,179,151	546,380
International Index Trust	31,370,630	344,527	—	306,919
Mid Cap Index Trust	3,094,047	—	13,495,169	—
Small Cap Index Trust	1,595,246	—	26,782,070	—
Total Bond Market Trust A	7,025,750	—	346,134	12,495
Total Bond Market Trust B	1,243,977	—	3,734,419	9,885
Total Stock Market Index Trust	1,056,624	—	8,549,704	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2009 (post-October deferral), are treated as arising on January 1, 2010, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to foreign currency transactions; passive foreign investment companies; redemption in kind transactions; derivative transactions; amortization and accretion on debt securities and paydowns.

Foreign currency translation  The books and records of the Portfolios are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and/or net unrealized appreciation.

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3.  FINANCIAL INSTRUMENTS

Futures  The Portfolios, with the exception of Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust, may purchase and sell financial futures contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. The Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio due to anticipated interest rate, currency or market changes, to gain exposure to certain markets or for duration management.

When the Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver such instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following summarizes the Portfolios’ use of futures contracts during the year ended December 31, 2009 and the contracts held as of December 31, 2009:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $56,000,000 to $129,000,000.

500 Index	S&P 500 Index Futures	463	Long	Mar 2010	$128,563,525	$2,680,014
					$128,563,525	$2,680,014

500 Index B Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $9,000,000 to $22,000,000.

500 Index B Trust	S&P 500 Index Futures	63	Long	Mar 2010	$17,493,525	$22,578
					$17,493,525	$22,578

International Equity Index Trust A
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $9,000,000 to $110,000,000.

International Equity Index Trust A	ASX SPI 200 Index Futures	3	Long	Mar 2010	$328,692	$16,266
	CAC 40 Index Futures	16	Long	Mar 2010	904,627	27,524
	DAX Index Futures	1	Long	Mar 2010	213,581	5,331
	FTSE 100 Index Futures	22	Long	Mar 2010	1,905,178	29,404
	FTSE MIB Index Futures	1	Long	Mar 2010	166,887	4,394
	Hang Seng Index Futures	1	Long	Jan 2010	141,390	5,160
	IBEX 35 Index Futures	2	Long	Jan 2010	341,873	9,638
	MSCI Taiwan Index Futures	7	Long	Jan 2010	206,920	6,068
	OMX 30 Index Futures	70	Long	Jan 2010	931,911	(4,990)
	S&P/TSE 60 Index Futures	1	Long	Mar 2010	132,103	3,656
	TOPIX Index Futures	36	Long	Mar 2010	3,496,215	34,220
					$8,769,377	$136,671

International Equity Index Trust B
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $14,000,000 to $25,000,000.

International Equity Index Trust B	ASX SPI 200 Index Futures	14	Long	Mar 2010	$1,533,896	$71,478
	CAC 40 Index Futures	35	Long	Mar 2010	1,978,872	60,209
	DAX Index Futures	2	Long	Mar 2010	427,162	10,662
	FTSE 100 Index Futures	29	Long	Mar 2010	2,511,371	38,760
	FTSE MIB Index Futures	1	Long	Mar 2010	166,887	4,394
	Hang Seng Stock Index Futures	4	Long	Jan 2010	565,558	15,296
	IBEX 35 Index Futures	1	Long	Jan 2010	170,937	4,819
	MSCI Taiwan Index Futures	58	Long	Jan 2010	1,714,480	44,537
	OMX 30 Stock Index Futures	34	Long	Jan 2010	452,643	(2,424)
	S&P/TSE 60 Index Futures	9	Long	Mar 2010	1,188,928	32,907
	TOPIX Index Futures	35	Long	Mar 2010	3,399,098	33,790
					$14,109,832	$314,428

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FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $10,000,000 to $59,000,000.

International Index Trust	ASX SPI 200 Index Futures	26	Long	Mar 2010	$2,848,665	$130,102
	Australian Dollar Currency Futures	33	Long	Mar 2010	2,942,610	(26,916)
	Euro Currency Futures	62	Long	Mar 2010	11,108,850	(201,589)
	Hang Seng Stock Index Futures	6	Long	Mar 2010	845,436	2,443
	Japanese Yen Currency Futures	44	Long	Mar 2010	5,907,000	(263,569)
	MSCI Euro Index Futures	822	Long	Mar 2010	20,032,427	451,729
	Pound Sterling Currency Futures	63	Long	Mar 2010	6,357,488	(41,555)
	Swiss Franc Currency Futures	19	Long	Mar 2010	2,296,388	1,975
	TOPIX Index Futures	64	Long	Mar 2010	6,215,494	169,560
					$58,554,358	$222,180

Mid Cap Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $16,000,000 to $27,000,000.

Mid Cap Index Trust	S&P Midcap 400 E-Mini Index Futures	221	Long	Mar 2010	$16,020,290	$591,612
					$16,020,290	$591,612

Small Cap Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $3,000,000 to $21,000,000.

Small Cap Index Trust	Russell 2000 Mini Index Futures	256	Long	Mar 2010	$15,971,840	$714,848
					$15,971,840	$714,848

Total Stock Market Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2009, the Portfolio held futures contracts with total notional values ranging from $4,000,000 to $20,000,000.

Total Stock Market Index Trust	Russell 2000 Mini Index Futures	14	Long	Mar 2010	$873,460	$41,174
	S&P 500 Index Futures	20	Long	Mar 2010	5,553,500	95,710
	S&P Midcap 400 E-Mini Index Futures	8	Long	Mar 2010	579,920	24,967
					$7,006,880	$161,851

Forward Foreign Currency Contracts  The Portfolios may enter into foreign currency contracts to manage foreign currency exposure. In addition, the Portfolio may enter into forward foreign currency contracts as a part of an investment strategy, in order to gain exposure to a currency, or to shift exposure to foreign currency fluctuation from one currency to another, without purchasing securities denominated in that currency.

A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price in the future. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Portfolio could be exposed to risk if the value of the currency changes relative to the U.S. dollar. A transaction may be affected unfavorably by factors that affect the subject currencies, including economic, political and legal developments and exchange control regulations.

Additionally, the Portfolio could be exposed to loss if counterparties are unable to meet the terms of the contracts. If a counterparty defaults, the Portfolio will have contractual remedies and certain Portfolios may hold collateral to mitigate exposure to counterparties. There is no assurance, however, that the counterparty will be able to meet its obligations or that the Portfolio will succeed in pursuing contractual remedies. Thus, the Portfolio assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant these transactions.

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FINANCIAL INSTRUMENTS, CONTINUED

The following summarizes the Portfolios’ use of forward foreign currency exchange contracts during the year ended December 31, 2009 and contracts held as of December 31, 2009:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A
The Trust uses forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2009, the Portfolio held forward foreign currency contracts with total notional values ranging from $8,000,000 to $30,000,000.

International Equity Index Trust A	BUYS
	Australian Dollar	400,000	$348,642	3/31/2010	$7,456
	Canadian Dollar	150,000	142,744	3/31/2010	685
	Euro	1,200,000	1,720,152	3/31/2010	(172)
	Pound Sterling	1,200,000	1,917,000	3/31/2010	20,177
	Hong Kong Dollar	1,000,000	129,074	3/31/2010	(23)
	Japanese Yen	320,000,000	3,503,871	3/31/2010	(66,392)
	Swedish Krona	5,000,000	687,231	3/31/2010	11,952
			$8,448,714		($26,317)

International Equity Index Trust B
The Trust uses forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2009, the Portfolio held forward foreign currency contracts with total notional values ranging from $9,000,000 to $23,000,000.

International Equity Index Trust B	BUYS
	Australian Dollar	1,500,000	$1,307,407	3/31/2010	$27,960
	Canadian Dollar	1,200,000	1,141,954	3/31/2010	5,478
	Euro	1,800,000	2,580,228	3/31/2010	(258)
	Pound Sterling	1,500,000	2,396,250	3/31/2010	25,222
	Hong Kong Dollar	3,000,000	387,223	3/31/2010	(68)
	Japanese Yen	300,000,000	3,284,878	3/31/2010	(62,243)
	Swedish Krona	3,000,000	412,339	3/31/2010	7,171
			$11,510,279		$3,262

Fair value of derivative instruments by Risk Category

The table below summarizes the fair values of derivatives held by the Portfolios at December 31, 2009 by risk category:

Fund	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
500 Index Trust	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$2,680,014	—
	Total			$2,680,014	—
500 Index Trust B	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$22,578	—
	Total			$22,578	—
International Equity Index Trust A	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$136,671	—
	Foreign exchange contracts	Receivable and Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	40,270	($66,587)
	Total			$176,941	($66,587)
International Equity Index Trust B	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$314,428	—
	Foreign exchange contracts	Receivable and Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	65,831	($62,569)
	Total			$380,259	($62,569)

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FINANCIAL INSTRUMENTS, CONTINUED

Fund	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
International Index Trust	Foreign exchange contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	—	($531,654)
	Equity contracts	Receivable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$753,834	—
	Total			$753,834	(531,654)
Mid Cap Index Trust	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$591,612	—
	Total			$591,612	—
Small Cap Index Trust	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$714,848	—
	Total			$714,848	—
Total Stock Market Index Trust	Equity contracts	Receivable/Payable for futures variation margin; Net unrealized appreciation (depreciation) on investments	Futures†	$161,851	—
	Total			$161,851	—

†	Reflects cumulative appreciation/depreciation on Futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statements of Assets and Liabilities

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category:

		Statement of Operations location — Net realized gain (loss) on
Fund	Risk	Futures	Forward Foreign Currency Contracts*	Total
		Futures contracts	Foreign currency transactions
500 Index Trust	Equity contracts	$19,493,370	—	$19,493,370
	Total	$19,493,370	—	$19,493,370

500 Index Trust B	Equity contracts	$2,229,472	—	$2,229,472
	Total	$2,229,472	—	$2,229,472

International Equity Index Trust A	Equity contracts	$11,672,025	—	$11,672,025
	Foreign exchange contracts	—	$1,436,070	1,436,070
	Total	$11,672,025	$1,436,070	$13,108,095

International Equity Index Trust B	Equity contracts	$6,855,035	—	$6,855,035
	Foreign exchange contracts	—	$714,523	714,523
	Total	$6,855,035	$714,523	$7,569,558

International Index Trust	Foreign exchange contracts	$508,744	—	$508,744
	Equity contracts	1,023,023	—	1,023,023
	Total	$1,531,767	—	$1,531,767

Mid Cap Index Trust	Equity contracts	$5,469,575	—	$5,469,575
	Total	$5,469,575	—	$5,469,575

Small Cap Index Trust	Equity contracts	$4,372,997	—	$4,372,997
	Total	$4,372,997	—	$4,372,997

Total Stock Market Index Trust	Equity contracts	$834,675	—	$834,675
	Total	$834,675	—	$834,675

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

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FINANCIAL INSTRUMENTS, CONTINUED

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category:

Fund		Futures	Forward Foreign Currency Contracts*	Total
	Statement of Operations location — Change in unrealized appreciation (depreciation) on	Futures contracts	Translation of assets and liabilities in foreign currencies
500 Index Trust	Equity contracts	$1,250,667	—	$1,250,667
	Total	$1,250,667	—	$1,250,667

500 Index Trust B	Equity contracts	($196,220)	—	($196,220)
	Total	($196,220)	—	($196,220)

International Equity Index Trust A	Equity contracts	($84,070)	—	($84,070)
	Foreign exchange contracts	—	$41,310	41,310
	Total	($84,070)	$41,310	($42,760)

International Equity Index Trust B	Equity contracts	$47,699	—	$47,699
	Foreign exchange contracts	—	$88,281	88,281
	Total	$47,699	$88,281	$135,980

International Index Trust	Foreign exchange contracts	($531,654)	—	($531,654)
	Equity contracts	753,834		753,834
	Total	$222,180	—	$222,180

Mid Cap Index Trust	Equity contracts	($593,262)	—	($593,262)
	Total	($593,262)	—	($593,262)

Small Cap Index Trust	Equity contracts	$58,264	—	$58,264
	Total	$58,264	—	$58,264

Total Stock Market Index Trust	Equity contracts	($188,422)	—	($188,422)
	Total	($188,422)	—	($188,422)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. The Portfolios are not responsible for payment of the subadvisory fees.

Under the Advisory Agreement, the Portfolios pay a daily management fee to the Adviser as outlined below. Aggregate net assets include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II). JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	500 Index Trust and 500 Index Trust B — a) 0.47% of the first $500 million of aggregate net assets and b) 0.46% of the excess over $500 million of aggregate net assets.

•	International Equity Index Trust A and International Equity Index Trust B — a) 0.55% of the first $100 million of aggregate net assets and b) 0.53% of the excess over $100 million of aggregate net assets.

•	International Index Trust — a) 0.49% of the first $500 million of net assets and b) 0.475% of the excess over $500 million of net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.49% of the first $250 million of aggregate net assets; b) 0.48% of aggregate net assets between $250 million and $500 million; and c) 0.46% of the excess over $500 million of aggregate net assets.

•	Total Bond Market Trust A and Total Bond Market Trust B — 0.47% of the aggregate net assets.

•	Total Stock Market Index Trust — a) 0.49% of the first $250 million of net assets; b) 0.48% of net assets between $250 million and $500 million; and c) 0.46% of the excess over $500 million of aggregate net assets.

•	Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust — The advisory fee has two components: (a) a fee on net assets invested in affiliated Funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated Funds are any Fund of The Trust, JHF II and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust.

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INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

	First 500 million of average net assets	Excess over $500 million of average net assets
Affiliated Fund Assets	0.050%	0.040%
Other Assets	0.500%	0.490%

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
500 Index Trust	MFC Global Investment Management (U.S.A.) Limited*
500 Index Trust B	MFC Global Investment Management (U.S.A.) Limited*
Core Balanced Strategy Trust	MFC Global Investment Management (U.S.A.) Limited*
Core Strategy Trust	MFC Global Investment Management (U.S.A.) Limited*
International Equity Index Trust A	SSgA Funds Management, Inc.
International Equity Index Trust B	SSgA Funds Management, Inc.
International Index Trust	MFC Global Investment Management (U.S.A.) Limited*
Mid Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited*
Total Bond Market Trust A	Declaration Management and Research, LLC*
Total Bond Market Trust B	Declaration Management and Research, LLC*
Total Stock Market Index Trust	MFC Global Investment Management (U.S.A.) Limited*

*	An affiliate of Adviser.

The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust	0.46%	International Index Trust	0.48%
500 Index Trust B	0.47%	Mid Cap Index Trust	0.47%
Core Balanced Trust	0.05%	Small Cap Index Trust	0.48%
Core Balanced Strategy Trust	0.05%	Total Bond Market Trust A	0.47%
Core Strategy Trust	0.05%	Total Bond Market Trust B	0.47%
International Equity Index Trust A	0.53%	Total Stock Market Index Trust	0.49%
International Equity Index Trust B	0.54%

Expense Reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios covered in this report are 500 Index Trust, International Equity Index Trust A, International Index Trust, Mid Cap Index Trust, Small Cap Index Trust, Total Bond Market Trust A and Total Stock Market Index Trust. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. On December 31, 2009 this reimbursement was replaced with the annualized 0.01% waiver on assets in excess of $85 billion of aggregate net assets of JHT and JHF II Portfolios, excluding the net assets of Fund of Fund Portfolios.

The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, underlying Portfolio expenses and short dividends. This expense reduction will continue in effect until terminated by the Adviser. The effective date of the voluntary waiver is detailed below.

Fund	Waiver amount as a percentage of average net assets	Effective date
500 Index Trust	0.075%	November 1, 2009
International Equity Index Trust A	0.075%	November 1, 2009
International Index Trust	0.075%	October 1, 2009
Mid Cap Index Trust	0.075%	November 1, 2009
Small Cap Index Trust	0.075%	November 1, 2009
Total Bond Market Trust A	0.075%	November 1, 2009
Total Stock Market Index Trust	0.075%	November 1, 2009

Prior to November 1, 2009, the Adviser agreed to voluntarily reduce its advisory fee or reimburse each Portfolio if the total of all expenses (excluding taxes, brokerage commissions, interest, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) exceeded  0.05% of the average net assets of 500 Index Trust, International Equity Index Trust A, Mid Cap Index Trust, Small Cap Index Trust, Total Bond Market Trust A and Total Stock Market Index Trust. This expense reimbursement terminated effective October 31, 2009.

The Adviser has contractually agreed to waive its advisory fee for 500 Index Trust B, International Equity Index Trust B and Total Bond Market B in an amount so that the annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The waiver excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense waivers will remain in effect until May 1, 2010, and may terminate any time thereafter.

The Adviser has contractually agreed to waive its advisory fee for the Core Balanced Strategy Trust. In addition, the Adviser has contractually agreed to limit the expenses so that total expenses will not exceed 0.04%of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes,

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INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

brokerage commissions, expenses of underlying funds, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense reimbursement may be terminated at any time after May 1, 2011.

The Adviser has contractually agreed to limit the expenses of Core Strategy Trust so that total expenses will not exceed and 0.02% of the average daily net assets of the Portfolio. The waiver excludes the expenses of the underlying funds, Rule 12b-1 fees, taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense reimbursement may be terminated at any time after May 1, 2011.

The Adviser has contractually agreed to waive its advisory fee for the Core Balanced Trust until April 30, 2010. In addition, the Adviser has voluntarily agreed to limit the expenses of Core Balanced Trust so that total expenses will not exceed 0.07% of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. This voluntary waiver may be terminated at any time.

For the year ended December 31, 2009, the waivers under the agreements detailed above amounted to:

Portfolio	Amount	Portfolio	Amount
500 Index Trust	$25,295	International Index Trust	$8,781
500 Index Trust B	1,702,078	Mid Cap Index Trust	4,843
Core Balanced Trust	43,872	Small Cap Index Trust	3,179
Core Balanced Strategy Trust	38,913	Total Bond Market Trust A	5,054
Core Strategy Trust	303,450	Total Bond Market Trust B	421,668
International Equity Index Trust A	1,143	Total Stock Market Index Trust	1,666
International Equity Index Trust B	763,908

Expense Recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers originally occurred to the extent that a Portfolio is below its expense limitation during this period. Certain reimbursements or waivers are not subject to recapture. For the year ended December 31, 2009, the Portfolios did not recapture any expenses. The amounts of waived or reimbursed expenses subject to potential recovery expiring in 2012 are as follows:

Portfolio	Amounts eligible for recovery through December 1, 2012
500 Index Trust B	$1,702,078
Core Balanced Trust	34,759
Core Balanced Strategy Trust	38,694
Core Strategy Trust	303,450
International Equity Index Trust B	763,908
Total Bond Market Trust B	421,668

Accounting and Legal Services Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, compliance, financial, legal, tax, valuation and recordkeeping services of the Portfolios, including the preparation of annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets except Core Balanced Trust and Core Balanced Strategy Trust which were 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I shares and Series II shares of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. The Distributor may use Rule12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

Trustee fees  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

64

6.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2009 and 2008 were as follows:

500 Index Trust	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	9,640,717	$75,432,163	5,914,292	$55,308,151
Distributions reinvested	1,620,119	14,818,077	858,261	7,682,386
Repurchased	(11,186,275)	(95,402,330)	(9,789,306)	(104,776,815)
Net increase (decrease)	74,561	($5,152,090)	(3,016,753)	($41,786,278)
Series II shares
Sold	573,930	$4,314,728	519,591	$5,347,252
Distributions reinvested	81,275	738,481	34,694	329,636
Repurchased	(1,150,244)	(9,003,218)	(1,805,245)	(19,693,459)
Net decrease	(495,039)	($3,950,009)	(1,250,960)	($14,016,571)
Series NAV shares
Sold	51,617,190	$382,321,886	381,960,706	$3,101,383,736
Distributions reinvested	7,505,363	67,895,057	2,891,541	22,522,194
Repurchased	(10,842,182)	(77,038,402)	(537,797)	(5,632,349)
Net increase	48,280,371	$373,178,541	384,314,450	$3,118,273,581
Net increase	47,859,893	$364,076,442	380,046,737	$3,062,470,732

500 Index Trust B	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,906,410	$36,352,922	3,543,466	$49,385,850
Distributions reinvested	1,217,632	15,771,063	2,096,233	26,902,569
Repurchased	(7,505,308)	(86,691,513)	(9,228,325)	(146,106,098)
Net decrease	(3,381,266)	($34,567,528)	(3,588,626)	($69,817,679)

Core Balanced Trust	Period ended 12/31/09[1]
	Shares	Amount
Series I shares
Sold	344,823	$4,903,513
Distributions reinvested	5,507	82,720
Repurchased	(3,953)	(55,544)
Net increase	346,377	$4,930,689
Series II shares
Sold	3,260,928	$45,497,419
Distributions reinvested	46,918	705,647
Repurchased	(27,553)	(406,019)
Net increase	3,280,293	$45,797,047
Net increase	3,626,670	$50,727,736

Core Balanced Strategy Trust	Period ended 12/31/09[2]
	Shares	Amount
Series NAV shares
Sold	210,808	$2,875,688
Distributions reinvested	3,704	50,599
Repurchased	(10,762)	(148,300)
Net increase	203,750	$2,777,987

Core Strategy Trust (formerly, Index Allocation Trust)	Year ended 12/31/09		Year ended 12/31/08[3]
	Shares	Amount	Shares	Amount
Series I shares
Sold	17,549	$159,616	8,195	$106,613
Distributions reinvested	380	4,158	142	1,329
Repurchased	(11,637)	(120,051)	(12)	(120)
Net increase	6,292	$43,723	8,325	$107,822
Series II shares
Sold	15,329,346	$151,043,590	12,280,937	$142,493,549
Distributions reinvested	1,042,503	11,627,231	532,546	5,027,605
Repurchased	(1,899,349)	(20,044,268)	(1,535,924)	(18,389,217)
Net increase	14,472,500	$142,626,553	11,277,559	$129,131,937
Series NAV shares
Sold	855,542	$9,258,557	52,284	$597,314
Distributions reinvested	14,653	168,947	696	6,504
Repurchased	(90,004)	(997,469)	(11,534)	(134,198)
Net increase	780,191	$8,430,035	41,446	$469,620
Net increase	15,258,983	$151,100,311	11,327,330	$129,709,379

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust A	Year ended 12/31/09[4]		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,356,599	$17,962,726	1,583,725	$29,110,050
Distributions reinvested	1,775,271	25,188,023	516,807	7,193,867
Repurchased	(1,345,897)	(18,171,492)	(2,167,735)	(36,793,100)
Net increase (decrease)	1,785,973	$24,979,257	(67,203)	($489,183)
Series II shares
Sold	205,628	$2,779,886	318,777	$6,116,562
Distributions reinvested	161,148	2,287,423	44,695	637,504
Repurchased	(364,994)	(4,865,513)	(667,825)	(12,293,371)
Net increase (decrease)	1,782	$201,796	(304,353)	($5,539,305)
Series NAV shares
Sold	99,552,955	$1,008,778,677	1,955,621	$32,173,930
Distributions reinvested	73,076	854,253	153,294	2,009,397
Repurchased	(103,898,982)	(1,370,652,020)	(114,721)	(2,267,057)
Net increase (decrease)	(4,272,951)	($361,019,090)	1,994,194	$31,916,270
Net increase (decrease)	(2,485,196)	($335,838,037)	1,622,638	$25,887,782

International Equity Index Trust B	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	10,936,470	$106,848,000	3,473,267	$61,252,843
Distributions reinvested	1,609,522	19,907,948	1,278,409	16,565,632
Repurchased	(16,106,993)	(192,972,901)	(3,615,026)	(61,056,278)
Net increase (decrease)	(3,561,001)	($66,216,953)	1,136,650	$16,762,197

International Index Trust	Period ended 12/31/09[5]
	Shares	Amount
Series NAV shares
Sold	116,538,667	$1,607,561,151
Distributions reinvested	595,932	9,791,168
Repurchased	(6,111,234)	(100,636,543)
Net increase	111,023,365	$1,516,715,776

Mid Cap Index Trust	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,518,536	$29,466,032	1,515,691	$22,145,399
Issued in reorganization (Note 10)	5,194	71,343	482,665	8,061,097
Distributions reinvested	579,179	6,849,690	824,003	12,029,852
Repurchased	(2,737,299)	(31,105,680)	(3,125,440)	(45,634,217)
Net increase (decrease)	365,610	$5,281,385	(303,081)	($3,397,869)
Series II shares
Sold	290,163	$3,133,834	567,198	$8,063,051
Issued in reorganization (Note 10)	330,079	4,517,860	1,348,947	22,445,392
Distributions reinvested	146,121	1,700,194	195,485	2,901,397
Repurchased	(1,166,648)	(13,253,072)	(1,647,030)	(23,716,262)
Net increase (decrease)	(400,285)	($3,901,184)	464,600	$9,693,578
Series NAV shares
Sold	10,737,181	$106,730,172	19,020,194	$203,676,303
Issued in reorganization (Note 10)	829,582	11,397,374	51,879	866,494
Distributions reinvested	1,185,783	14,056,491	908,584	12,462,988
Repurchased	(3,614,607)	(44,404,054)	(8,153,330)	(128,517,285)
Net increase	9,137,939	$87,779,983	11,827,327	$88,488,500
Net increase	9,103,264	$89,160,184	11,988,846	$94,784,209

Small Cap Index Trust	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,669,354	$14,786,418	1,522,452	$18,463,925
Distributions reinvested	615,793	5,584,334	383,577	4,100,683
Repurchased	(2,226,443)	(21,087,247)	(1,876,836)	(22,501,974)
Net increase	58,704	($716,495)	29,193	$62,634
Series II shares
Sold	211,773	$1,880,064	287,739	$3,194,779
Distributions reinvested	243,644	2,182,039	157,342	1,734,702
Repurchased	(898,268)	(8,089,728)	(1,612,625)	(19,786,352)
Net decrease	(442,851)	($4,027,625)	(1,167,544)	($14,856,871)
Series NAV shares
Sold	35,334,260	$266,022,443	5,115,471	$50,617,892
Distributions reinvested	1,738,294	15,790,063	221,487	2,257,972
Repurchased	(6,269,561)	(60,818,634)	(1,120,239)	(13,938,435)
Net increase	30,802,993	$220,993,872	4,216,719	$38,937,429
Net increase	30,418,846	$216,249,752	3,078,368	$24,143,192

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust A	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,398,805	$32,357,543	707,940	$9,342,737
Distributions reinvested	157,651	2,126,027	50,150	669,011
Repurchased	(762,451)	(10,243,768)	(2,942,227)	(38,570,044)
Net increase (decrease)	1,794,005	$24,239,802	(2,184,137)	($28,558,296)
Series II shares
Sold	115,780	$1,570,407	114,571	$1,496,346
Distributions reinvested	2,996	40,402	1,462	19,602
Repurchased	(127,692)	(1,730,251)	(57,393)	(746,779)
Net increase (decrease)	(8,916)	($119,442)	58,640	$769,169
Series NAV shares
Sold	26,987,333	$361,847,693	40,774,145	$525,092,103
Distributions reinvested	2,694,577	36,387,185	809,192	10,839,868
Repurchased	(1,927,997)	(25,670,529)	(809,527)	(10,649,592)
Net increase	27,753,913	$372,564,349	40,773,810	$525,282,379
Net increase	29,539,002	$396,684,709	38,648,313	$497,493,252

Total Bond Market Trust B	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,849,205	$18,641,552	1,881,685	$18,634,384
Distributions reinvested	789,651	7,915,810	850,750	8,410,151
Repurchased	(3,192,401)	(32,074,130)	(3,527,275)	(34,981,554)
Net decrease	(553,545)	($5,516,768)	(794,840)	($7,937,019)

Total Stock Market Index Trust	Year ended 12/31/09		Year ended 12/31/08
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,033,633	$24,536,411	3,822,599	$39,515,063
Distributions reinvested	343,415	3,243,069	499,580	4,318,798
Repurchased	(3,176,022)	(27,076,419)	(1,773,781)	(18,821,283)
Net increase	201,026	$703,061	2,548,398	$25,012,578
Series II shares
Sold	330,452	$2,718,807	155,936	$1,511,119
Distributions reinvested	64,137	602,089	107,857	957,282
Repurchased	(956,690)	(7,465,624)	(1,399,808)	(15,518,830)
Net decrease	(562,101)	($4,144,728)	(1,136,015)	($13,050,429)
Series NAV shares
Sold	476,650	$3,668,384	314,695	$3,488,679
Distributions reinvested	112,365	1,056,466	204,847	1,804,329
Repurchased	(1,974,468)	(16,599,707)	(2,600,675)	(27,794,926)
Net decrease	(1,385,453)	($11,874,857)	(2,081,133)	($22,501,918)
Net decrease	(1,746,528)	($15,316,524)	(668,750)	($10,539,769)

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Period from 7-24-09 (inception date) to 12-31-09.
3	The inception date for Series I and Series NAV is 4-28-08.
4	Series NAV shares were terminated on 7-30-09.
5	Period from 5-1-09 (inception date) to 12-31-09.

7.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated Funds of the Portfolios and are managed by the Adviser and its affiliates. The affiliated Funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolio’s net assets. For the year ended December 31, 2009, the following Portfolios had an affiliate Fund ownership concentration of 5% or more of the Portfolios’ net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
500 Index Trust	79.2%
International Index Trust	99.9%
Mid Cap Index Trust	57.5%
Small Cap Index Trust	61.6%
Total Bond Market Trust A	86.9%

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8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2009, the following portfolios held 5% or more of the underlying funds’ net assets:

PORTFOLIO	Affiliated Series NAV	Percentage of Underlying Fund’s Net Assets
Core Balanced Trust	Balanced Trust	99.02%

Core Strategy Trust	International Index Trust	6.00%
	Mid Cap Index Trust	6.21%
	Small Cap Index Trust	5.37%
	Total Bond Market Trust A	16.37%

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (excluding short-term investments) for the Portfolios for the year ended December 31, 2009:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
500 Index Trust	—	$1,146,634,238	—	$550,105,439
500 Index Trust B	—	150,884,896	—	160,278,758
Core Balanced Trust	—	52,121,469	—	1,135,394
Core Balanced Strategy Trust	—	2,958,443	—	146,883
Core Strategy Trust	—	256,136,609	—	105,359,469
International Equity Index Trust A	—	1,156,929,139	—	1,478,431,642
International Equity Index Trust B	—	158,878,796	—	225,751,719
International Index Trust	—	1,996,955,395	—	479,199,012
Mid Cap Index Trust	—	636,079,692	—	305,352,463
Small Cap Index Trust	—	631,376,938	—	266,330,744
Total Bond Market Index Trust A	$550,441,613	227,943,406	$251,803,139	134,000,220
Total Bond Market Index Trust B	33,130,166	22,886,634	23,288,283	21,550,311
Total Stock Market Trust	—	76,789,364	—	63,864,666

10.  PORTFOLIO MERGERS  On October 19, 2009, the shareholders of Mid Cap Intersection Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of the Mid Cap Index Trust (the Acquiring Portfolio).

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for a representative number of shares of the Acquiring Portfolios; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The Reorganization is intended to eliminate underperforming Acquired Portfolios in favor of Acquiring Portfolio that has better performance records and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments are transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by John Hancock Investment Management Services. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Index Trust	Mid Cap Intersection Trust	$15,986,577	1,164,855	$1,009,031,824	$1,025,018,401

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Fiscal year ended December 31, 2008 Portfolio mergers On April 14, 2008, the shareholders of the Quantitative Mid Cap Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Quantitative Mid Cap Trust (the Acquired Portfolio) in exchange for a representative amount of shares of the Mid Cap Index Trust (the Acquiring Portfolio); (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization will be treated as a taxable transaction for federal income tax purposes. The expenses of the reorganization were borne by the Acquired Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Index Trust	Quantitative Mid Cap Trust	$31,372,983	1,883,491	$797,282,606	$828,655,589

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

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11.  SUBSEQUENT EVENT On December 17, 2009, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Portfolios listed below into the corresponding Acquiring Portfolios. A shareholder’s meeting has been scheduled for April 16, 2010 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday April 30, 2010, subject to regulatory and shareholder approval.

ACQUIRED PORTFOLIOS	CORRESPONDING ACQUIRING PORTFOLIOS
Pacific Rim Trust	International Equity Index Trust

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John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

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John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2009.

LONG-TERM CAPITAL GAINS  The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	Capital Gains
International Equity Index Trust B	$8,159,024
Mid Cap Index Trust	13,170,959
Small Cap Index Trust	18,467,521
Core Strategy Trust	2,374,948

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John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on June 26, 2009, the Board, including all of the Independent Trustees, approved the following new portfolio for John Hancock Trust (the “Trust”):

Core Balanced Strategy Trust

This section describes the evaluation by the Board of Trustees of:

(a)  an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management, LLC (the “Adviser” or “JHIMS”) to add the Core Balanced Strategy Trust.

(b)  an amendment to the subadvisory agreement between the Adviser and MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) to add the Core Balanced Strategy Trust (the “Subadvisory Agreement Amendment”).

MFC Global (U.S.A.). is also referred to as the “Subadviser”.

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on June 26, 2009, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel,

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the Core Balanced Strategy Trust;

(2)–reviewed the advisory fee structure for the Core Balanced Strategy Trust and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements” below) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Core Balanced Strategy Trust to benefit from economies of scale if the assets of the Core Balanced Strategy Trust grow;

(3)–with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): the Reimbursement shall equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $50 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios are: each Lifestyle Trust, each Lifecycle Trust, American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Trust, American New World Trust, Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B, Absolute Return Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Allocation Trust, Core Balanced Trust, Core Disciplined Diversification Trust and Core Balanced Strategy Trust.);

(4)–(a) reviewed and considered an analysis presented by JHIMS regarding the anticipated profitability of the JHIMS’s and its affiliates’ relationship with the Core Balanced Strategy Trust and whether JHIMS has the financial ability to provide a high level of services to the Core Balanced Strategy Trust,

(b)  considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the Core Balanced Strategy Trust,

(c)  noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the Core Balanced Strategy Trust and concluded that the advisory fees to be paid by the Trust with respect to the Core Balanced Strategy Trust are reasonable in light of such information, and

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John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(d)  considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to Core Balanced Strategy Trust and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability, if any, from their relationship with Core Balanced Strategy Trust was reasonable and not excessive;

(5)–reviewed comparative information with respect to the advisory fee rates and concluded that anticipated advisory fees for the Core Balanced Strategy Trust are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of Core Balanced Strategy Trust. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the Core Balanced Strategy Trust, as well as the other factors considered.

In addition, the Trustees reviewed the advisory fee to be paid to the Adviser for the Core Balanced Strategy Trust, a fund of funds, and concluded that the advisory fee to be paid to the Adviser with respect to the Core Balanced Strategy Trust is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the Core Balanced Strategy Trust and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Core Balanced Strategy Trust and those of its underlying portfolios.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on June 26, 2009, the Board, including all the Independent Trustees, approved the Subadvisory Agreement Amendments.

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)  information relating to MFC Global (U.S.A.)’s business, including current subadvisory services to the Trust,

(2)  that MFC Global (U.S.A.) currently provides subadvisory services to the Trust or John Hancock Funds II,

(3)  that MFC Global (U.S.A.) has extensive experience and demonstrated skills as a manager,

(4)  the investment performance of other Trust and John Hancock Funds II funds managed by MFC Global (U.S.A.), and

(5)  the proposed subadvisory fee for Core Balanced Strategy Trust and comparative fee information.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of considerations, including the following:

(1)  MFC Global (U.S.A.) currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with its management of these funds;

(2)  The subadvisory fee under the Subadvisory Agreement Amendment is: (i) within industry norms and (ii) paid by the Adviser and not by the Core Balanced Strategy Trust; and

(3)  Subadvisory breakpoints are reflected as breakpoints in the advisory fee for Core Balanced Strategy Trust.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

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John Hancock Trust
Appendix A

Trust (Subadviser)	Comparable Fund Performance as of March 31, 2009	Estimated Fees and Expenses as of March 31, 2009	Other Comments
Core Balanced Strategy Trust (MFC Global Investment Management (U.S.A) Limited	No comparable fund performance information is available for this Trust.	Subadvisory fees for this Trust were lower than its peer group median. Advisory fees for this Trust were lower than its peer group median.	The Board further noted that the subadviser manages several other JHT and JHF II asset allocation funds and that it is generally satisfied with the performance of these funds.

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John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)	Expressive Art Therapist; Massachusetts General Hospital (2001-2007). Former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).
Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp (1997-2000) (financial information publishing).
Trustee of John Hancock Funds II (since September 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Funds II (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Virtus Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp, Director (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Board of John Hancock Funds II (since 2005).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

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John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[4] Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Funds II (since September 2008).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.
3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.
4	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Trust and John Hancock Funds II.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years

Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

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John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Michael J. Leary Born: 1965	Treasurer (since 2009)
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993-2004); Manager, Ernst & Young, LLC (1988-1993).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the John Hancock Advisers LLC, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005-2007); Vice President, Manulife Financial Corporation (until 2006).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

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John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	9
Portfolio of Investments (See below for each Portfolio’s page #)	11–13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Federal Tax Information	29
Trustees and Officers Information	30
For More Information	33

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	4	11
Lifestyle Growth Trust	5	11
Lifestyle Balanced Trust	6	12
Lifestyle Moderate Trust	7	12
Lifestyle Conservative Trust	8	13

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John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2009. The views expressed are those of the portfolio manager as of December 31, 2009, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Lifestyle Aggressive Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina and Bruce Speca

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities. The Portfolio may invest up to 10% of its assets in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	42.65
U.S. Mid Cap	13.57
U.S. Small Cap	9.28
International Small Cap	8.22
Emerging Markets	6.81
International Large Cap	6.71
International Mid Cap	5.21
Large Cap	3.27
Natural Resources	3.02
Small Growth	1.26
Total	100.00

*	Percentages are based on net assets as of 12-31-2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Lifestyle Aggressive Trust Series I returned +35.63%, outperforming the +26.46% return of the S&P 500 Index.

Environment ▶ After falling significantly for the first few months of the year, equities roared back due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions, and improving corporate profitability. Across the equity markets, international stocks outpaced domestic stocks, led by emerging market equities, which gained more than 75% in 2009.

The Trust’s strong relative performance was attributable to the allocations to many of the diversifying asset classes that outpaced the S&P 500 Index, including U.S. Mid Cap, U.S. Small Cap, International Large Cap, International Small Cap, Emerging Market and Global Natural Resources.

The Trust’s performance was also aided by our positive manager allocations. Our active managers outperformed in most major equity asset classes. The Emerging Markets Value Trust (DFA) outperformed due to its value approach and small-cap bias. The Alpha Opportunities Trust (Wellington) posted positive relative results because of strong stock picking across most sectors, most notably Information Technology. The Value & Restructuring Trust (Columbia) contributed due to its overweight to the Materials and Information Technology sectors and skilled stock picking within the Energy and Financials sectors. Finally, the International Value Trust (Franklin Templeton) added to results from its strong stock selection within the Information Technology and Industrials sectors.

Select trusts experienced more challenging results over the period. For example, the U.S. Multi Sector Trust (GMO) was a drag to relative performance due to its bias towards high-quality stocks. However, despite lagging for most of the year, relative results improved in the fourth quarter as high-quality stocks outperformed. The Mid Cap Stock Trust (Wellington) also detracted from results primarily due to its overweight to the Financials sector during the first half of the year as well as its allocation to defensive insurance stocks. Although the Trust lagged in 2009, it outperformed in the second half of the year, led by positive stock selection across the Industrials and Consumer Discretionary sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I	35.63%	1.76%	1.03%	9.10%	10.74%
Lifestyle Aggressive Trust Series II2	35.46%	1.57%	0.93%	8.10%	9.73%
Lifestyle Aggressive Trust Series NAV[3]	35.69%	1.80%	1.05%	9.33%	10.97%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.

4

Lifestyle Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina and Bruce Speca

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	41.25
International Large Cap	9.04
U.S. Mid Cap	5.11
Emerging Markets	4.36
U.S. Small Cap	4.20
International Small Cap	2.71
Large Cap	2.55
International Mid Cap	2.37
Small Growth	0.41
Total Equity	72.00

Fixed Income Asset Allocation
Intermediate Bond	11.52
High Yield Bond	6.50
Multi-Sector Bond	5.05
Bank Loan	2.61
Global Bond	1.14
Treasury Inflation-Protected Securities	0.85
Short-Term Bond	0.33
Total Fixed Income	28.00
Total	100.00

*	Percentages are based on net assets as of 12-31-2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Lifestyle Growth Trust Series I returned +33.30%, outperforming the +22.46% return of the Combined Index.

Environment ▶ After falling significantly for the first few months of the year, equities roared back, due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions, and improving corporate profitability. Across the equity markets, international stocks outpaced domestic stocks, led by emerging market equities. Within fixed income, non-investment grade sectors, such as high yield bonds and floating rate loans, rallied as credit spreads fell from their all-time highs reached at the end of 2008.

The Trust’s strong relative performance was attributable to the allocations to many of the diversifying asset classes that outpaced the S&P 500 Index, including U.S. Mid Cap, U.S. Small Cap, International Large Cap, International Small Cap and Emerging Market equities. Within fixed income, allocations to High Yield Bonds, Floating Rate Loans, and Treasury Inflation Protection Securities also added to results.

Performance was also aided by our positive manager allocations. Our active managers outperformed in four of the five major equity asset classes. The Emerging Markets Value Trust (DFA) outperformed due to its value approach and small-cap bias. The Alpha Opportunities Trust (Wellington) posted positive relative results because of strong stock picking across most sectors. The Value & Restructuring Trust (Columbia) contributed due to its overweight to the Materials and Information Technology sectors and skilled stock picking within Energy and Financials. The International Value Trust (Franklin Templeton) added to results from its strong stock selection within Information Technology and Industrials. Conversely, the U.S. Multi Sector Trust (GMO) was a drag on relative performance due to its bias towards high-quality stocks. However, despite lagging for most of the year, relative results improved in the fourth quarter, as high-quality stocks outperformed.

Within fixed income, our managers contributed to relative results. The Total Return Trust (PIMCO) added to relative performance due to its yield-curve positioning and exposure to corporate and agency bonds. The multisector bond managers, such as Strategic Income (MFC Global U.S.), outperformed the Barclays Capital U.S. Aggregate Bond Index due to greater exposure to credit securities. Within the high yield asset class, the High Income Trust (MFC Global U.S.) added value due to its investments in lower-rated securities, which rallied significantly. Finally, the U.S. High Yield Bond Trust (Wells Capital) delivered strong absolute performance and outpaced its peer group, but it underperformed the high yield benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I	33.30%	2.30%	2.10%	12.06%	23.13%
Lifestyle Growth Trust Series II2	32.95%	2.10%	1.99%	10.95%	21.81%
Lifestyle Growth Trust Series NAV[3]	33.32%	2.35%	2.13%	12.33%	23.42%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%
Barclays Capital U.S. Aggregate Bond Index[5,6]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[5,7]	22.46%	1.52%	0.70%	7.82%	7.19%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.
6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
7	The Combined Index is comprised of 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index.

5

Lifestyle Balanced Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina and Bruce Speca

INVESTMENT OBJECTIVE & POLICIES ▶ To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	29.38
International Large Cap	6.38
U.S. Mid Cap	4.10
Emerging Markets	3.34
U.S. Small Cap	2.72
Large Cap	2.04
International Mid Cap	1.95
International Small Cap	1.47
Small Growth	0.36
Total Equity	51.74

Fixed Income Asset Allocation
Intermediate Bond	21.25
High Yield Bond	11.76
Multi-Sector Bond	10.23
Global Bond	1.95
Bank Loan	1.50
Treasury Inflation-Protected Securities	1.04
Short-Term Bond	0.53
Total Fixed Income	48.26
Total	100.00

*	Percentages are based on net assets as of 12-31-2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Lifestyle Balanced Trust Series I returned +30.75%, outperforming the +18.39% return of the Combined Index.

Environment ▶ After falling significantly for the first few months of the year, equities roared back, due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions, and improving corporate profitability. Across the equity markets, international stocks outpaced domestic stocks, led by emerging market equities. Within fixed income, non-investment grade sectors, such as high yield bonds and floating rate loans, rallied as credit spreads fell from their all-time highs reached at the end of 2008.

The Trust’s strong relative performance was attributable to the allocations to many of the diversifying asset classes that outpaced the S&P 500 Index, including U.S. Mid Cap, U.S. Small Cap, International Large Cap, International Small Cap and Emerging Market equities. Within fixed income, allocations to High Yield Bonds, Floating Rate Loans, and Treasury Inflation Protection Securities also added to results.

Performance was also aided by our positive manager allocations. Our active managers outperformed in four of the five major equity asset classes. The Emerging Markets Value Trust (DFA) outperformed due to its value approach and small-cap bias. The Alpha Opportunities Trust (Wellington) posted positive relative results because of strong stock picking across most sectors. The Value & Restructuring Trust (Columbia) contributed due to its overweight to the Materials and Information Technology sectors and skilled stock picking within Energy and Financials. The International Value Trust (Franklin Templeton) added to results from its strong stock selection within Information Technology and Industrials. Conversely, the U.S. Multi Sector Trust (GMO) was a drag on relative performance due to its bias towards high-quality stocks. However, despite lagging for most of the year, relative results improved in the fourth quarter, as high-quality stocks outperformed.

Within fixed income, our managers contributed to relative results. The Total Return Trust (PIMCO) added to relative performance due to its yield-curve positioning and exposure to corporate and agency bonds. The multisector bond managers, such as Strategic Income (MFC Global U.S.), outperformed the Barclays Capital U.S. Aggregate Bond Index due to greater exposure to credit securities. Within the high yield asset class, the High Income Trust (MFC Global U.S.) added value due to its investments in lower-rated securities, which rallied significantly. Finally, the U.S. High Yield Bond Trust (Wells Capital) delivered strong absolute performance and outpaced its peer group, but it underperformed the high yield benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I	30.75%	2.88%	3.58%	15.24%	42.17%
Lifestyle Balanced Trust Series II2	30.48%	2.68%	3.47%	14.15%	40.72%
Lifestyle Balanced Trust Series NAV[3]	30.90%	2.93%	3.61%	15.55%	42.54%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%
Barclays Capital U.S. Aggregate Bond Index[5,6]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[5,7]	18.39%	2.52%	2.25%	13.27%	24.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.
6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
7	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

6

Lifestyle Moderate Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina and Bruce Speca

INVESTMENT OBJECTIVE & POLICIES ▶ To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	24.15
International Large Cap	5.47
U.S. Mid Cap	3.06
International Mid Cap	2.48
U.S. Small Cap	2.24
International Small Cap	1.49
Large Cap	1.01
Small Growth	0.31
Total Equity	40.21

Fixed Income Asset Allocation
Intermediate Bond	29.60
Multi-Sector Bond	12.94
High Yield Bond	10.64
Global Bond	2.43
Bank Loan	2.09
Long Term Bond	0.86
Short-Term Bond	0.65
Treasury Inflation-Protected Securities	0.58
Total Fixed Income	59.79
Total	100.00

*	Percentages are based on net assets as of 12-31-2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Lifestyle Moderate Trust Series I returned +27.26%, outperforming the +14.27% return of the Combined Index.

Environment ▶ After falling significantly for the first few months of the year, equities roared back due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions, and improving corporate profitability. Within fixed income, non-investment grade sectors, such as high yield bonds and floating rate loans, rallied as credit spreads fell from their all-time highs experienced at the end of 2008. Across the equity markets, international stocks outpaced domestic stocks.

The Trust’s strong relative performance was attributable to the allocations to many of the diversifying asset classes that outpaced its broad market benchmark. Allocations to High Yield Bonds, Floating Rate Loans, and Treasury Inflation Protection Securities added to positive relative performance. Within equities, the Trust’s allocations to U.S. Mid Cap, U.S. Small Cap, and International Large Cap equities benefited relative performance.

Performance was also aided by our positive manager allocations. Within fixed income, our managers contributed positively to relative results. The Total Return Trust (PIMCO) added to relative performance due to its yield curve positioning and exposure to corporate and agency bonds. The multisector bond managers, such as Strategic Income (MFC Global U.S.), outperformed the Barclays Capital U.S. Aggregate Bond Index due to greater exposure to credit securities. Within the high yield asset class, the High Income Trust (MFC Global U.S.) added value due to its investments in lower-rated securities, which rallied significantly throughout the year. The U.S. High Yield Bond Trust (Wells Capital) delivered strong absolute performance and outpaced its peer group, but it underperformed the high yield benchmark.

Within equities, the Value & Restructuring Trust (Columbia) contributed due to its overweight to the Materials and Information Technology sectors and skilled stock-picking within the Energy and Financials sectors. Finally, the U.S. Multi Sector Trust (GMO) was a drag on relative performance due to its bias towards high-quality stocks. However, despite lagging for most of the year, relative results improved in the fourth quarter, as high-quality stocks outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I	27.26%	3.15%	4.18%	16.75%	50.62%
Lifestyle Moderate Trust Series II2	26.86%	2.93%	4.07%	15.55%	49.04%
Lifestyle Moderate Trust Series NAV[3]	27.19%	3.18%	4.20%	16.94%	50.86%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%
Barclays Capital U.S. Aggregate Bond Index[5,6]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[5,7]	14.27%	3.44%	3.71%	18.40%	43.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.
6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
7	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

7

Lifestyle Conservative Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Bob Boyda, Steve Medina and Bruce Speca

INVESTMENT OBJECTIVE & POLICIES ▶ To seek a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	12.92
International Large Cap	2.75
U.S. Mid Cap	1.54
U.S. Small Cap	1.28
International Mid Cap	1.00
International Small cap	0.76
Total Equity	20.25

Fixed Income Asset Allocation
Intermediate Bond	44.54
Multi-Sector Bond	16.09
High Yield Bond	7.78
Global Bond	3.28
Bank Loan	3.06
Short-Term Bond	3.05
Long Term Bond	1.36
Treasury Inflation-Protected Securities	0.59
Total Fixed Income	79.75
Total	100.00

*	Percentages are based on net assets as of 12-31-2009

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Lifestyle Conservative Trust Series I returned +21.71%, outperforming the +10.11% return of the Combined Index.

Environment ▶ After falling significantly for the first few months of the year, equities roared back due to record levels of government stimulus, a revitalization in the credit markets, strengthening economic conditions, and improving corporate profitability. Within fixed income, non-investment grade sectors, such as high yield bonds and floating rate loans, rallied as credit spreads fell from their all-time highs experienced at the end of 2008. Across the equity markets, international stocks outpaced domestic stocks.

The Trust’s outperformance was attributable to the allocations to many of the diversifying asset classes that outpaced its broad market benchmark. Allocations to High Yield Bonds, Floating Rate Loans, and Treasury Inflation Protection Securities added to positive relative performance. Despite the underperformance of the global bond and short-term bond asset classes, the active managers significantly outpaced their benchmarks, resulting in overall positive contributions. Within equities, the Trust’s allocations to U.S. Mid Cap, U.S. Small Cap and International Large Cap equities benefited relative performance.

Performance was also aided by our positive manager allocations. Within fixed income, our managers contributed positively to relative results. The Total Return Trust (PIMCO) added to relative performance due to its yield curve positioning and exposure to corporate and agency bonds. The multisector bond managers, such as Strategic Income (MFC Global U.S.), outperformed the Barclays Capital U.S. Aggregate Bond Index due to greater exposure to credit securities. Within the high yield asset class, the High Income Trust (MFC Global U.S.) added value due to its investments in lower-rated securities, which rallied significantly. The U.S. High Yield Bond Trust (Wells Capital) delivered strong absolute performance and outpaced its peer group, but it underperformed the high yield benchmark.

Within equities, the Equity-Income Trust (T. Rowe Price) contributed due to its overweight to the Consumer Discretionary sector and strong stock selection within the Consumer Staples, Energy and Financials sectors. Finally, the U.S. Multi Sector Trust (GMO) was a drag on relative performance due to its bias towards high-quality stocks. However, despite lagging for most of the year, relative results improved in the fourth quarter, as high-quality stocks outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2009	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I	21.71%	3.85%	5.16%	20.81%	65.34%
Lifestyle Conservative Trust Series II2	21.44%	3.67%	5.05%	19.72%	63.67%
Lifestyle Conservative Trust Series NAV[3]	21.63%	3.90%	5.18%	21.08%	65.70%
S&P 500 Index[4,5]	26.46%	0.42%	–0.95%	2.11%	–9.10%
Barclays Capital U.S. Aggregate Bond Index[5,6]	5.93%	4.97%	6.33%	27.44%	84.75%
Combined Index[5,7]	10.11%	4.25%	5.07%	23.14%	64.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.
4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.
5	It is not possible to invest directly in an index.
6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.
7	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

8

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In addition to the operating expenses that the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varying operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will fluctuate. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period [1] 7/1/2009– 12/31/2009	Annualized Expense Ratio [2]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$1,239.70	$0.68	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,238.10	1.81	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,240.30	0.40	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$1,203.00	$0.67	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,201.40	1.78	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,203.20	0.39	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$1,179.60	$0.60	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,178.40	1.70	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,179.70	0.33	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

9

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period [1] 7/1/2009– 12/31/2009	Annualized Expense Ratio [2]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$1,160.50	$0.65	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,158.10	1.74	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,159.90	0.38	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$1,122.50	$0.64	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,121.10	1.71	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,121.90	0.37	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/2009	0.49%–1.25%	0.49%–1.25%	0.49%–1.23%	0.49%–1.23%	0.49%–0.99%

10

John Hancock Trust
Portfolio of Investments — December 31, 2009 (showing percentage of total net assets)

Lifestyle Aggressive Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	2,253,014	$21,628,937
All Cap Core (Deutsche)	768,399	11,372,303
All Cap Value (Lord Abbett)	1,008,767	7,111,807
Alpha Opportunities Trust (Wellington)	897,716	13,591,417
Blue Chip Growth (T. Rowe Price)	1,200,048	20,892,839
Capital Appreciation (Jennison)	2,114,277	18,817,064
Emerging Markets Value (DFA)	2,094,675	28,299,062
Equity-Income (T. Rowe Price)	1,078,630	13,191,649
Fundamental Value (Davis)	1,709,925	21,801,549
Growth Equity (Rainier)	1,486,623	14,643,236
International Core (GMO)	2,392,300	21,650,314
International Index (MFC Global U.S.A.) (f)	370,254	6,190,651
International Opportunities (Marsico)	1,935,588	21,717,299
International Small Company (DFA)	1,411,002	12,402,708
International Value (Franklin Templeton)	1,916,424	21,770,575
Large Cap (UBS)	476,044	5,212,677
Large Cap Value (BlackRock)	594,006	9,088,286
Mid Cap Index (MFC Global U.S.A.) (f)	879,585	12,498,906
Mid Cap Stock (Wellington)	1,362,524	15,709,907
Mid Cap Value Equity (RiverSource)	722,947	7,316,221
Mid Value (T. Rowe Price)	1,283,285	12,537,699
Natural Resources (Wellington)	1,146,523	12,577,361
Optimized Value (MFC Global U.S.A.) (f)	797,687	7,043,574
Small Cap Growth (Wellington)	628,586	5,223,549
Small Cap Index (MFC Global U.S.A.) (f)	373,960	4,165,915
Small Cap Opportunities (Munder)	694,867	10,429,947
Small Cap Value (Wellington)	346,293	5,197,864
Small Company Growth (AIM)	418,518	5,223,104
Small Company Value (T. Rowe Price)	586,390	8,344,332
Smaller Company Growth (Frontier/MFC Global U.S. (f)/Perimeter) *	365,226	5,222,728
U.S. Multi-Sector (GMO)	1,561,812	17,461,062
Value & Restructuring (Columbia)	760,307	9,116,085
Vista (American Century)	807,268	8,371,364
TOTAL INVESTMENT COMPANIES (Cost $437,465,669)		$415,821,991
Total Investments (Lifestyle Aggressive Trust) (Cost $437,465,669) - 100.01%		$415,821,991
Other assets and liabilities, net - (0.01)%		(34,275)
TOTAL NET ASSETS - 100.00%		$415,787,716

Lifestyle Growth Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	235,759,271	$2,263,289,004
Active Bond (MFC Global U.S./Declaration) (f)	4,171,984	38,382,254
All Cap Core (Deutsche)	8,916,017	131,957,046
Alpha Opportunities Trust (Wellington)	21,990,216	332,931,871
Blue Chip Growth (T. Rowe Price)	19,052,579	331,705,402
Bond (MFC Global U.S.) (f)	23,750,268	305,903,452
Capital Appreciation (Jennison)	37,472,437	333,504,693
Core Bond (Wells Capital)	20,549,267	271,250,327
Emerging Markets Value (DFA)	42,102,785	568,808,621
Equity-Income (T. Rowe Price)	40,507,771	495,410,043
Floating Rate Income (WAMCO)	27,482,308	340,505,802
Fundamental Value (Davis)	41,408,125	527,953,594
Global Bond (PIMCO)	12,308,423	148,931,919
Growth Equity (Rainier)	32,765,815	322,743,277
High Income (MFC Global U.S.) (f)	17,046,899	160,581,785
High Yield (WAMCO)	68,092,218	552,908,806
International Core (GMO)	34,107,260	308,670,701
International Index (MFC Global U.S.A.) (f)	55,590,111	929,466,657
International Opportunities (Marsico)	22,220,919	249,318,709
International Small Company (DFA)	11,937,439	104,930,091
International Value (Franklin Templeton)	21,868,377	248,424,762
Large Cap Value (BlackRock)	10,414,541	159,342,475
Mid Cap Index (MFC Global U.S.A.) (f)	18,799,852	267,145,891
Mid Cap Stock (Wellington)	11,657,198	134,407,491
Mid Cap Value Equity (RiverSource)	6,629,287	67,088,388
Mid Value (T. Rowe Price)	13,580,553	132,682,000
Optimized Value (MFC Global U.S.A.) (f)	18,157,474	160,330,497
Real Return Bond (PIMCO)	9,342,295	110,706,190
Short Term Government Income (MFC Global U.S.) (f)	3,384,553	43,017,673
Small Cap Growth (Wellington)	7,241,419	60,176,189
Small Cap Index (MFC Global U.S.A.) (f)	18,039,350	200,958,355
Small Cap Opportunities (Munder)	4,458,751	66,925,852
Small Cap Value (Wellington)	4,439,002	66,629,424
Small Company Growth (AIM)	4,211,712	52,562,166
Small Company Value (T. Rowe Price)	7,055,612	100,401,365
Smaller Company Growth (Frontier/MFC Global U.S. (f)/Perimeter) *	3,712,876	53,094,128
Spectrum Income (T. Rowe Price)	34,367,198	440,931,148
Strategic Bond (WAMCO)	10,482,590	100,213,561
Strategic Income (MFC Global U.S.) (f)	8,818,971	117,204,127
Total Bond Market A (Declaration) (f)	15,622,665	210,281,074
Total Return (PIMCO)	48,441,293	675,756,038
U.S. High Yield Bond (Wells Capital)	10,924,232	134,258,816
U.S. Multi-Sector (GMO)	43,206,725	483,051,181
Value & Restructuring (Columbia)	13,826,538	165,780,193
Vista (American Century)	6,239,573	64,704,376
TOTAL INVESTMENT COMPANIES (Cost $12,543,158,464)		$13,035,227,414
Total Investments (Lifestyle Growth Trust) (Cost $12,543,158,464) - 100.00%		$13,035,227,414
Other assets and liabilities, net - (0.00)%		(218,531)
TOTAL NET ASSETS - 100.00%		$13,035,008,883

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Balanced Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	144,990,717	$1,391,572,210
Active Bond (MFC Global U.S./Declaration) (f)	17,577,540	161,713,367
All Cap Core (Deutsche)	8,164,375	120,832,748
Alpha Opportunities Trust (Wellington)	16,158,932	244,646,230
Blue Chip Growth (T. Rowe Price)	12,232,678	212,970,930
Bond (MFC Global U.S.) (f)	44,198,139	569,272,027
Capital Appreciation (Jennison)	24,065,823	214,185,820
Core Bond (Wells Capital)	35,879,295	473,606,694
Emerging Markets Value (DFA)	29,620,701	400,175,667
Equity-Income (T. Rowe Price)	29,730,073	363,598,787
Floating Rate Income (WAMCO)	14,530,859	180,037,339
Fundamental Value (Davis)	28,488,700	363,230,924
Global Bond (PIMCO)	19,293,751	233,454,388
Growth Equity (Rainier)	21,618,101	212,938,292
High Income (MFC Global U.S.) (f)	27,784,713	261,731,995
High Yield (WAMCO)	106,999,684	868,837,434
International Core (GMO)	25,820,855	233,678,742
International Index (MFC Global U.S.A.) (f)	35,100,366	586,878,112
International Opportunities (Marsico)	15,721,380	176,393,883
International Value (Franklin Templeton)	15,518,997	176,295,807
Large Cap Value (BlackRock)	5,865,376	89,740,250
Mid Cap Index (MFC Global U.S.A.) (f)	12,956,626	184,113,655
Mid Cap Stock (Wellington)	7,984,113	92,056,828
Mid Cap Value Equity (RiverSource)	6,064,350	61,371,219
Mid Value (T. Rowe Price)	9,422,398	92,056,828
Optimized Value (MFC Global U.S.A.) (f)	10,248,092	90,490,653
Real Return Bond (PIMCO)	10,546,400	124,974,838
Short Term Government Income (MFC Global U.S.) (f)	5,023,010	63,842,460
Small Cap Growth (Wellington)	5,169,657	42,959,853
Small Cap Index (MFC Global U.S.A.) (f)	11,018,172	122,742,437
Small Cap Value (Wellington)	3,676,159	55,179,142
Small Company Growth (AIM)	2,950,539	36,822,731
Small Company Value (T. Rowe Price)	4,744,086	67,508,340
Smaller Company Growth (Frontier/MFC Global U.S. (f)/Perimeter) *	3,004,186	42,959,853
Spectrum Income (T. Rowe Price)	63,334,878	812,586,491
Strategic Bond (WAMCO)	16,607,121	158,764,075
Strategic Income (MFC Global U.S.) (f)	19,030,428	252,914,385
Total Bond Market A (Declaration) (f)	24,312,599	327,247,589
Total Return (PIMCO)	72,450,675	1,010,686,917
U.S. High Yield Bond (Wells Capital)	22,489,479	276,395,698
U.S. Multi-Sector (GMO)	32,643,583	364,955,254
Value & Restructuring (Columbia)	7,528,531	90,267,082
Vista (American Century)	5,918,150	61,371,218
TOTAL INVESTMENT COMPANIES (Cost $11,339,743,100)		$11,968,059,192
Total Investments (Lifestyle Balanced Trust) (Cost $11,339,743,100) - 100.00%		$11,968,059,192
Other assets and liabilities, net - (0.00)%		(327,286)
TOTAL NET ASSETS - 100.00%		$11,967,731,906

Lifestyle Moderate Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	33,848,008	$324,940,875
Active Bond (MFC Global U.S./Declaration) (f)	15,316,496	140,911,763
Alpha Opportunities Trust (Wellington)	2,166,311	32,797,944
Blue Chip Growth (T. Rowe Price)	4,747,124	82,647,428
Bond (MFC Global U.S.) (f)	15,999,176	206,069,390
Capital Appreciation (Jennison)	9,287,588	82,659,534
Core Bond (Wells Capital)	12,731,090	168,050,387
Equity-Income (T. Rowe Price)	7,934,165	97,034,844
Floating Rate Income (WAMCO)	5,477,577	67,867,185
Fundamental Value (Davis)	5,123,503	65,324,657
Global Bond (PIMCO)	6,498,057	78,626,487
High Income (MFC Global U.S.) (f)	10,660,980	100,426,432
High Yield (WAMCO)	14,913,958	121,101,336
International Core (GMO)	8,874,916	80,317,988
International Index (MFC Global U.S.A.) (f)	7,703,815	128,807,789
International Opportunities (Marsico)	4,322,891	48,502,835
International Value (Franklin Templeton)	4,253,292	48,317,391
Investment Quality Bond (Wellington)	2,513,108	27,794,970
Large Cap Value (BlackRock)	2,107,674	32,247,417
Mid Cap Index (MFC Global U.S.A.) (f)	2,780,085	39,505,004
Mid Cap Stock (Wellington)	2,583,900	29,792,364
Mid Value (T. Rowe Price)	3,042,038	29,720,711
Real Return Bond (PIMCO)	1,594,297	18,892,417
Short Term Government Income (MFC Global U.S.) (f)	1,659,022	21,086,170
Small Cap Growth (Wellington)	1,192,885	9,912,874
Small Cap Index (MFC Global U.S.A.) (f)	2,363,934	26,334,223
Small Cap Value (Wellington)	875,617	13,143,015
Small Company Growth (AIM)	661,400	8,254,272
Small Company Value (T. Rowe Price)	1,042,532	14,835,227
Smaller Company Growth (Frontier/MFC Global U.S. (f)/Perimeter) *	692,616	9,904,412
Spectrum Income (T. Rowe Price)	23,133,579	296,803,820
Strategic Bond (WAMCO)	6,044,821	57,788,490
Strategic Income (MFC Global U.S.) (f)	4,853,322	64,500,651
Total Bond Market A (Declaration) (f)	8,134,952	109,496,450
Total Return (PIMCO)	23,978,734	334,503,336
U.S. High Yield Bond (Wells Capital)	10,023,313	123,186,512
U.S. Multi-Sector (GMO)	5,830,114	65,180,679
Value & Restructuring (Columbia)	2,721,479	32,630,538
TOTAL INVESTMENT COMPANIES (Cost $3,122,673,777)		$3,239,917,817
Total Investments (Lifestyle Moderate Trust) (Cost $3,122,673,777) - 100.00%		$3,239,917,817
Other assets and liabilities, net - (0.00)%		(67,197)
TOTAL NET ASSETS - 100.00%		$3,239,850,620

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Conservative Trust
	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	13,220,118	$126,913,137
Active Bond (MFC Global U.S./Declaration) (f)	13,376,000	123,059,196
Blue Chip Growth (T. Rowe Price)	3,511,398	61,133,440
Bond (MFC Global U.S.) (f)	27,003,824	347,809,258
Core Bond (Wells Capital)	12,061,208	159,207,948
Equity-Income (T. Rowe Price)	4,928,917	60,280,657
Floating Rate Income (WAMCO)	6,214,691	77,000,016
Fundamental Value (Davis)	3,028,282	38,610,593
Global Bond (PIMCO)	6,813,261	82,440,464
High Income (MFC Global U.S.) (f)	3,014,518	28,396,762
High Yield (WAMCO)	10,723,793	87,077,199
International Core (GMO)	2,776,446	25,126,836
International Index (MFC Global U.S.A.) (f)	3,003,604	50,220,265
International Opportunities (Marsico)	1,680,531	18,855,560
International Value (Franklin Templeton)	1,677,662	19,058,240
Investment Quality Bond (Wellington)	3,102,630	34,315,082
Mid Cap Index (MFC Global U.S.A.) (f)	2,717,142	38,610,593
Real Return Bond (PIMCO)	1,242,885	14,728,191
Short Term Government Income (MFC Global U.S.) (f)	2,526,702	32,114,387
Small Cap Index (MFC Global U.S.A.) (f)	2,888,285	32,175,495
Spectrum Income (T. Rowe Price)	22,038,355	282,752,093
Strategic Bond (WAMCO)	6,162,423	58,912,764
Strategic Income (MFC Global U.S.) (f)	4,743,942	63,046,993
Total Bond Market A (Declaration) (f)	8,509,748	114,541,202
Total Return (PIMCO)	26,953,794	376,005,429
U.S. Government Securities (WAMCO)	3,599,143	44,701,351
U.S. High Yield Bond (Wells Capital)	6,517,550	80,100,687
U.S. Multi-Sector (GMO)	3,405,133	38,069,384
TOTAL INVESTMENT COMPANIES (Cost $2,343,957,071)		$2,515,263,222
Total Investments (Lifestyle Conservative Trust) (Cost $2,343,957,071) - 100.00%		$2,515,263,222
Other assets and liabilities, net - (0.00)%		(56,415)
TOTAL NET ASSETS - 100.00%		$2,515,206,807

Footnotes
Percentages are stated as a percent of net assets.
*	Non-Income Producing
(f)	The subadviser is an affiliate of the adviser and the fund.
(g)	The underlying fund’s subadviser is shown parenthetically.

13

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2009

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in affiliated funds, at value (Note 7)	$415,821,991	$13,035,227,414	$11,968,059,192	$3,239,917,817	$2,515,263,222
Total investments, at value	415,821,991	13,035,227,414	11,968,059,192	3,239,917,817	2,515,263,222
Foreign currency, at value	—	—	14,571	—	—
Receivable for investments sold	180,815	—	2,365,589	—	7,704,558
Receivable for fund shares sold	—	1,872,049	596,811	6,752,740	—
Dividends and interest receivable	—	—	29,219	—	—
Miscellaneous receivable	—	—	6,234	—	—
Other assets	541	16,665	16,093	4,139	3,246
Total assets	416,003,347	13,037,116,128	11,971,087,709	3,246,674,696	2,522,971,026

Liabilities
Due to custodian	—	—	85,899	—	—
Payable for investments purchased	—	1,352,776	—	6,279,624	—
Payable for fund shares repurchased	172,418	126,548	2,630,292	376,981	7,629,608
Payable to affiliates
Accounting and legal services fees	5,414	172,413	163,067	42,729	33,653
Trustees’ fees	1,178	34,436	32,131	8,177	6,231
Other liabilities and accrued expenses	36,621	421,072	444,414	116,565	94,727
Total liabilities	215,631	2,107,245	3,355,803	6,824,076	7,764,219

Net assets
Capital paid-in	$558,481,821	$15,775,840,908	$13,403,112,589	$3,461,377,852	$2,542,058,825
Undistributed net investment income	15,915	798,322	1,000,284	150,767	90,147
Accumulated undistributed net realized loss on investments and foreign currency transactions	(121,066,342)	(3,233,699,297)	(2,064,682,272)	(338,922,039)	(198,248,316)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(21,643,678)	492,068,950	628,301,305	117,244,040	171,306,151
Net assets	$415,787,716	$13,035,008,883	$11,967,731,906	$3,239,850,620	$2,515,206,807
Investments in affiliated issuers, at cost	$437,465,669	$12,543,158,464	$11,339,743,100	$3,122,673,777	$2,343,957,071
Foreign currency, at cost	—	—	$14,744	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$123,755,993	$658,715,340	$773,573,490	$278,002,906	$229,049,272
Shares outstanding	16,944,501	63,721,406	71,670,010	24,939,095	19,363,918
Net asset value, offering price and redemption price per share	$7.30	$10.34	$10.79	$11.15	$11.83

Series II
Net assets	$213,323,287	$12,052,810,546	$9,972,941,657	$2,924,693,395	$2,266,224,679
Shares outstanding	29,261,446	1,168,046,924	927,411,027	263,382,878	192,456,041
Net asset value, offering price and redemption price per share	$7.29	$10.32	$10.75	$11.10	$11.78

Series NAV
Net assets	$78,708,436	$323,482,997	$1,221,216,759	$37,154,319	$19,932,856
Shares outstanding	10,774,738	31,262,495	112,958,527	3,331,347	1,682,810
Net asset value, offering price and redemption price per share	$7.30	$10.35	$10.81	$11.15	$11.84

14

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2009

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$3,998,120	$333,491,115	$400,101,431	$118,794,426	$101,035,571
Total investment income	3,998,120	333,491,115	400,101,431	118,794,426	101,035,571

Expenses
Investment management fees (Note 4)	142,694	4,564,956	4,149,384	1,098,229	848,329
Series I distribution and service fees (Note 4)	53,588	281,052	319,809	119,899	99,410
Series II distribution and service fees (Note 4)	447,348	25,431,639	20,643,303	5,946,661	4,573,037
Accounting and legal services fees (Note 4)	55,862	1,788,744	1,630,752	427,991	330,446
Miscellaneous	75,216	1,190,794	691,115	328,570	279,071
Total expenses	774,708	33,257,185	27,434,363	7,921,350	6,130,293
Net investment income	3,223,412	300,233,930	372,667,068	110,873,076	94,905,278

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated issuers	(56,279,527)	(1,889,284,282)	(1,290,637,449)	(264,527,237)	(138,316,764)
Capital gain distributions received from underlying funds	8,866,833	164,593,221	150,013,535	31,909,743	35,143,063
Foreign currency transactions	—	—	(3,786)	—	—
	(47,412,694)	(1,724,691,061)	(1,140,627,700)	(232,617,494)	(103,173,701)

Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	152,378,933	4,665,682,638	3,508,405,887	779,568,305	432,410,320
Translation of assets and liabilities in foreign currencies	—	—	(954)	—	—
	152,378,933	4,665,682,638	3,508,404,933	779,568,305	432,410,320
Net realized and unrealized gain	104,966,239	2,940,991,577	2,367,777,233	546,950,811	329,236,619

Increase in net assets from operations	$108,189,651	$3,241,225,507	$2,740,444,301	$657,823,887	$424,141,897

15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income	$3,223,412	$5,611,976	$300,233,930	$273,925,725	$372,667,068	$327,523,313
Net realized loss	(47,412,694)	(67,024,049)	(1,724,691,061)	(1,372,768,604)	(1,140,627,700)	(766,399,008)
Change in net unrealized appreciation (depreciation)	152,378,933	(172,707,454)	4,665,682,638	(4,275,709,547)	3,508,404,933	(3,017,503,586)
Increase (decrease) in net assets resulting from operations	108,189,651	(234,119,527)	3,241,225,507	(5,374,552,426)	2,740,444,301	(3,456,379,281)
Distributions to shareholders
From net investment income
Series I	(1,058,272)	(2,223,638)	(16,330,609)	(16,127,069)	(25,197,397)	(23,568,879)
Series II	(1,460,344)	(3,095,153)	(275,751,895)	(252,252,139)	(306,746,701)	(262,818,779)
Series NAV	(702,829)	(951,618)	(8,113,420)	(6,695,513)	(40,362,883)	(42,153,189)
From net realized gain
Series I	(39,088)	(21,055,507)	(2,970,184)	(43,417,625)	(5,167,632)	(39,170,758)
Series II	(67,172)	(34,154,356)	(54,405,475)	(650,888,309)	(66,965,751)	(381,706,124)
Series NAV	(24,644)	(5,764,730)	(1,449,396)	(13,143,915)	(8,241,720)	(7,198,752)
Total distributions	(3,352,349)	(67,245,002)	(359,020,979)	(982,524,570)	(452,682,084)	(756,616,481)
From Fund share transactions (Note 5)	(951,216)	19,756,825	604,469,460	1,706,550,380	1,105,795,737	2,122,988,541
Total increase (decrease)	103,886,086	(281,607,704)	3,486,673,988	(4,650,526,616)	3,393,557,954	(2,090,007,221)

Net assets
Beginning of year	311,901,630	593,509,334	9,548,334,895	14,198,861,511	8,574,173,952	10,664,181,173
End of year	$415,787,716	$311,901,630	$13,035,008,883	$9,548,334,895	$11,967,731,906	$8,574,173,952

Undistributed net investment income	$15,915	$14,077	$798,322	$761,466	$1,000,284	$596,505

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/09	Year ended 12/31/08
From operations
Net investment income	$110,873,076	$95,675,409	$94,905,278	$66,797,240
Net realized loss	(232,617,494)	(63,838,161)	(103,173,701)	(49,198,778)
Change in net unrealized appreciation (depreciation)	779,568,305	(679,997,625)	432,410,320	(248,305,182)
Increase (decrease) in net assets resulting from operations	657,823,887	(648,160,377)	424,141,897	(230,706,720)
Distributions to shareholders
From net investment income
Series I	(9,998,898)	(10,079,415)	(8,971,129)	(7,931,972)
Series II	(99,538,633)	(84,566,852)	(85,162,586)	(58,323,424)
Series NAV	(1,344,033)	(867,662)	(789,949)	(435,433)
From net realized gain
Series I	(1,847,883)	(7,316,356)	(2,961,469)	(3,795,459)
Series II	(19,479,965)	(51,493,036)	(29,310,458)	(20,998,674)
Series NAV	(245,567)	(351,359)	(248,286)	(126,403)
Total distributions	(132,454,979)	(154,674,680)	(127,443,877)	(91,611,365)
From Fund share transactions (Note 5)	590,387,452	539,321,168	744,152,605	871,324,471
Total increase (decrease)	1,115,756,360	(263,513,889)	1,040,850,625	549,006,386

Net assets
Beginning of year	2,124,094,260	2,387,608,149	1,474,356,182	925,349,796
End of year	$3,239,850,620	$2,124,094,260	$2,515,206,807	$1,474,356,182

Undistributed net investment income	$150,767	$159,499	$90,147	$109,586

16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2009	5.43	0.06	[1,2]	1.87	1.93	(0.06)	— [3]	—	(0.06)	7.30	35.63	[4]	0.13	[5]	0.13	[5,6]	1.01	[1]	124	43
12-31-2008	10.82	0.10	[1,2]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)[4]		0.13	[5]	0.13	[5,6]	1.26	[1]	102	50
12-31-2007	11.27	0.16	[1,2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	[4]	0.11	[5]	0.11	[5,6]	1.39	[1]	217	44
12-31-2006	13.46	0.06	[1,2]	1.71	1.77	(0.09)	(3.87)	—	(3.96)	11.27	15.46	[4]	0.11	[5]	0.11	[5]	0.52	[1]	251	32
12-31-2005	12.59	0.06	[1,2]	1.23	1.29	(0.07)	(0.35)	—	(0.42)	13.46	10.64	[4]	0.12	[5]	0.12	[5]	0.51	[1]	210	112
SERIES II
12-31-2009	5.42	0.05	[1,2]	1.87	1.92	(0.05)	— [3]	—	(0.05)	7.29	35.46	[4]	0.33	[5]	0.33	[5,6]	0.83	[1]	213	43
12-31-2008	10.79	0.09	[1,2]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)[4]		0.33	[5]	0.33	[5,6]	1.07	[1]	166	50
12-31-2007	11.22	0.14	[1,2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	[4]	0.31	[5]	0.31	[5,6]	1.23	[1]	332	44
12-31-2006	13.44	0.04	[1,2]	1.69	1.73	(0.09)	(3.86)	—	(3.95)	11.22	15.19	[4]	0.31	[5]	0.31	[5]	0.32	[1]	367	32
12-31-2005	12.59	0.03	[1,2]	1.24	1.27	(0.07)	(0.35)	—	(0.42)	13.44	10.47	[4]	0.29	[5]	0.29	[5]	0.26	[1]	331	112
SERIES NAV
12-31-2009	5.43	0.07	[1,2]	1.87	1.94	(0.07)	— [3]	—	(0.07)	7.30	35.69	[4]	0.08	[5]	0.08	[5,6]	1.15	[1]	79	43
12-31-2008	10.82	0.14	[1,2]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)[4]		0.08	[5]	0.08	[5,6]	1.80	[1]	45	50
12-31-2007	11.28	0.19	[1,2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	[4]	0.06	[5]	0.06	[5,6]	1.66	[1]	45	44
12-31-2006	13.47	0.03	[1,2]	1.74	1.77	(0.09)	(3.87)	—	(3.96)	11.28	15.48	[4]	0.06	[5]	0.06	[5]	0.29	[1]	19	32
12-31-2005[7]	11.61	(0.01)[1,2]		1.87	1.86	— [3]	— [3]	—	— [3]	13.47	16.03	[4,8]	0.07	[5,9]	0.07	[5,9]	(0.06)[1,9]		2	112
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Less than $0.01 per share. 4. Assumes dividend reinvestment (if applicable). 5. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 6. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust
12/31/2009	0.49%–1.25%
12/31/2008	0.34%–1.18%
12/31/2007	0.34%–1.38%

7. The inception date for Series NAV shares is 4-29-05. 8. Not annualized. 9. Annualized.

Lifestyle Growth Trust
SERIES I
12-31-2009	7.99	0.26	[1,2]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	[3]	0.12	[4]	0.12	[4,5]	2.90	[1]	659	37
12-31-2008	13.76	0.25	[1,2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)[3]		0.12	[4]	0.12	[4,5]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1,2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	[3]	0.11	[4]	0.11	[4,5]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1,2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	[3]	0.10	[4]	0.10	[4]	1.31	[1]	1,030	22
12-31-2005	13.40	0.17	[1,2]	0.94	1.11	(0.17)	(0.28)	—	(0.45)	14.06	8.66	[3]	0.12	[4]	0.12	[4]	1.30	[1]	901	111
SERIES II
12-31-2009	7.98	0.24	[1,2]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	[3]	0.32	[4]	0.32	[4,5]	2.71	[1]	12,053	37
12-31-2008	13.73	0.25	[1,2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)[3]		0.32	[4]	0.32	[4,5]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1,2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	[3]	0.31	[4]	0.31	[4,5]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1,2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	[3]	0.30	[4]	0.30	[4]	0.96	[1]	9,552	22
12-31-2005	13.39	0.10	[1,2]	0.99	1.09	(0.17)	(0.28)	—	(0.45)	14.03	8.51	[3]	0.30	[4]	0.30	[4]	0.74	[1]	4,881	111
SERIES NAV
12-31-2009	8.00	0.28	[1,2]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	[3]	0.07	[4]	0.07	[4,5]	3.08	[1]	323	37
12-31-2008	13.78	0.30	[1,2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)[3]		0.07	[4]	0.07	[4,5]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1,2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	[3]	0.06	[4]	0.06	[4,5]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1,2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	[3]	0.05	[4]	0.05	[4]	1.03	[1]	115	22
12-31-2005[6]	12.46	—	[1,2,7]	1.63	1.63	— [7]	(0.02)	—	(0.02)	14.07	13.08	[3,8]	0.06	[4,9]	0.06	[4,9]	(0.03)[1,9]		23	111
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Growth Trust
12/31/2009	0.49%–1.25%
12/31/2008	0.49%–1.18%
12/31/2007	0.49%–1.29%

6. The inception date for Series NAV shares is 4-29-05.7. Less than $0.005 per share. 8. Not annualized. 9. Annualized.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2009	8.59	0.38	[1,2]	2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	[3]	0.11	[4]	0.11	[4,5]	3.91	[1]	774	34
12-31-2008	13.61	0.34	[1,2]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)[3]		0.12	[4]	0.12	[4,5]	2.94	[1]	581	36
12-31-2007	13.84	0.60	[1,2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	[3]	0.11	[4]	0.11	[4,5]	4.28	[1]	1,065	13
12-31-2006	13.91	0.26	[1,2]	1.36	1.62	(0.25)	(1.40)	(0.04)	(1.69)	13.84	12.73	[3]	0.10	[4]	0.10	[4]	1.96	[1]	1,132	19
12-31-2005	13.79	0.27	[1,2]	0.62	0.89	(0.28)	(0.49)	—	(0.77)	13.91	6.88	[3]	0.12	[4]	0.12	[4]	2.08	[1]	1,031	99
SERIES II
12-31-2009	8.56	0.36	[1,2]	2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	[3]	0.31	[4]	0.31	[4,5]	3.71	[1]	9,973	34
12-31-2008	13.56	0.36	[1,2]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)[3]		0.32	[4]	0.32	[4,5]	3.11	[1]	6,959	36
12-31-2007	13.79	0.60	[1,2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	[3]	0.31	[4]	0.31	[4,5]	4.30	[1]	9,496	13
12-31-2006	13.89	0.21	[1,2]	1.38	1.59	(0.25)	(1.40)	(0.04)	(1.69)	13.79	12.51	[3]	0.30	[4]	0.30	[4]	1.60	[1]	7,318	19
12-31-2005	13.78	0.18	[1,2]	0.70	0.88	(0.28)	(0.49)	—	(0.77)	13.89	6.80	[3]	0.30	[4]	0.30	[4]	1.34	[1]	4,538	99
SERIES NAV
12-31-2009	8.60	0.36	[1,2]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	[3]	0.06	[4]	0.06	[4,5]	3.79	[1]	1,221	34
12-31-2008	13.63	1.43	[1,2]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)[3]		0.08	[4]	0.08	[4,5]	14.44	[1]	1,035	36
12-31-2007	13.86	0.65	[1,2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	[3]	0.06	[4]	0.06	[4,5]	4.67	[1]	103	13
12-31-2006	13.92	0.21	[1,2]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	[3]	0.05	[4]	0.05	[4]	1.61	[1]	52	19
12-31-2005[6]	12.67	—	[1,2,7]	1.26	1.26	— [7]	(0.01)	—	(0.01)	13.92	9.94	[3,8]	0.06	[4,9]	0.06	[4,9]	(0.03)[1,9]		12	99
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Balanced Trust
12/31/2009	0.49%–1.23%
12/31/2008	0.49%–1.17%
12/31/2007	0.49%–1.12%

6. The inception date for Series NAV shares is 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

Lifestyle Moderate Trust
SERIES I
12-31-2009	9.15	0.43	[1,2]	2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	[3]	0.12	[4]	0.12	[4,5]	4.24	[1]	278	31
12-31-2008	13.00	0.43	[1,2]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)[3]		0.12	[4]	0.12	[4,5]	3.72	[1]	215	28
12-31-2007	13.37	0.74	[1,2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	[3]	0.11	[4]	0.11	[4,5]	5.54	[1]	333	13
12-31-2006	13.35	0.30	[1,2]	0.99	1.29	(0.31)	(0.93)	(0.03)	(1.27)	13.37	10.42	[3]	0.11	[4]	0.11	[4]	2.33	[1]	349	19
12-31-2005	13.80	0.33	[1,2]	0.19	0.52	(0.33)	(0.64)	—	(0.97)	13.35	4.15	[3]	0.12	[4]	0.12	[4]	2.51	[1]	327	101
SERIES II
12-31-2009	9.12	0.42	[1,2]	2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	[3]	0.32	[4]	0.32	[4,5]	4.18	[1]	2,925	31
12-31-2008	12.95	0.47	[1,2]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)[3]		0.32	[4]	0.32	[4,5]	4.07	[1]	1,890	28
12-31-2007	13.32	0.74	[1,2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	[3]	0.31	[4]	0.31	[4,5]	5.56	[1]	2,042	13
12-31-2006	13.33	0.26	[1,2]	1.00	1.26	(0.31)	(0.93)	(0.03)	(1.27)	13.32	10.18	[3]	0.31	[4]	0.31	[4]	2.02	[1]	1,560	19
12-31-2005	13.80	0.24	[1,2]	0.26	0.50	(0.33)	(0.64)	—	(0.97)	13.33	4.00	[3]	0.30	[4]	0.30	[4]	1.80	[1]	1,108	101
SERIES NAV
12-31-2009	9.16	0.50	[1,2]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	[3]	0.07	[4]	0.07	[4,5]	4.84	[1]	37	31
12-31-2008	13.01	0.58	[1,2]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)[3]		0.07	[4]	0.07	[4,5]	5.08	[1]	19	28
12-31-2007	13.38	0.84	[1,2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	[3]	0.06	[4]	0.06	[4,5]	6.30	[1]	13	13
12-31-2006	13.35	0.24	[1,2]	1.06	1.30	(0.31)	(0.93)	(0.03)	(1.27)	13.38	10.50	[3]	0.06	[4]	0.06	[4]	1.88	[1]	5	19
12-31-2005[6]	12.59	(0.01)[1,2]		0.77	0.76	—	—	—	—	13.35	6.04	[3,7]	0.06	[4,8]	0.06	[4,8]	(0.06)[1,8]		2	101
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Moderate Trust
12/31/2009	0.49%–1.23%
12/31/2008	0.34%–1.17%
12/31/2007	0.34%–1.38%

6. The inception date for Series NAV shares is 4-29-05. 7. Not annualized. 8. Annualized.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2009	10.26	0.51	[1,2]	1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	[3]	0.12	[4]	0.12	[3,5]	4.58	[1]	229	37
12-31-2008	13.02	0.55	[1,2]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)[3]		0.12	[4]	0.12	[3,5]	4.52	[1]	168	31
12-31-2007	13.43	0.91	[1,2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	[3]	0.11	[4]	0.11	[3,5]	6.84	[1]	182	27
12-31-2006	13.42	0.39	[1,2]	0.67	1.06	(0.44)	(0.61)	—	(1.05)	13.43	8.44	[3]	0.11	[4]	0.11	[3]	3.00	[1]	171	34
12-31-2005	14.20	0.42	[1,2]	(0.05)	0.37	(0.43)	(0.72)	—	(1.15)	13.42	2.88	[3]	0.12	[4]	0.12	[3]	3.16	[1]	182	104
SERIES II
12-31-2009	10.22	0.52	[1,2]	1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	[3]	0.32	[4]	0.32	[3,5]	4.65	[1]	2,266	37
12-31-2008	12.96	0.63	[1,2]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)[3]		0.32	[4]	0.32	[3,5]	5.30	[1]	1,297	31
12-31-2007	13.37	0.91	[1,2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	[3]	0.31	[4]	0.31	[3,5]	6.85	[1]	738	27
12-31-2006	13.40	0.35	[1,2]	0.66	1.01	(0.43)	(0.61)	—	(1.04)	13.37	8.13	[3]	0.31	[4]	0.31	[3]	2.71	[1]	524	34
12-31-2005	14.19	0.32	[1,2]	0.04	0.36	(0.43)	(0.72)	—	(1.15)	13.40	2.81	[3]	0.30	[4]	0.30	[3]	2.39	[1]	422	104
SERIES NAV
12-31-2009	10.28	0.56	[1,2]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	[3]	0.07	[4]	0.07	[3,5]	4.99	[1]	20	37
12-31-2008	13.03	0.68	[1,2]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)[3]		0.07	[4]	0.07	[3,5]	5.72	[1]	10	31
12-31-2007	13.45	1.02	[1,2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	[3]	0.06	[4]	0.06	[3,5]	7.60	[1]	5	27
12-31-2006	13.44	0.29	[1,2]	0.77	1.06	(0.44)	(0.61)	—	(1.05)	13.45	8.43	[3]	0.06	[4]	0.06	[3]	2.22	[1]	3	34
12-31-2005[6]	12.99	(0.01)[1,2]		0.46	0.45	—	—	—	—	13.44	3.46	[3,7]	0.06	[4,8]	0.06	[3,8]	(0.06)[1,8]		1	104
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Assumes dividend reinvestment (if applicable). 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Conservative Trust
12/31/2009	0.49%–0.99%
12/31/2008	0.49%–1.11%
12/31/2007	0.63%–1.06%

6. The inception date for Series NAV shares is 4-29-05. 7. Not annualized. 8. Annualized.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST John Hancock Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and fifteen separate investment Portfolios, five of which are presented in this report (the Lifestyle Portfolios) and are non-diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Lifestyle Portfolios operate as a “fund of funds,” investing in Series NAV shares of underlying Portfolios of the Trust, and in other permitted security investments. John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The accounting policies of the underlying Portfolios of the Lifestyle Portfolios are outlined in the underlying Portfolios’ shareholder reports, available without charge by calling 1-800-344-1029, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. The underlying Portfolios are not covered by this report.

The Lifestyle Portfolios currently offer three classes of shares: Series I, Series II and Series NAV. Each Class represents an interest in the same portfolio of investments of each respective Lifestyle Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each series of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Lifestyle Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments by the Lifestyle Portfolios in underlying affiliated Portfolios are valued at their respective net asset values each business day and securities in the underlying Portfolios are valued in accordance with their respective valuation polices, as outlined in the underlying Portfolios’ financial statements. All other securities held by the Lifestyle Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade.

Fair Value Measurements  The Lifestyle Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

•	Level 1 — Exchange-traded prices in active markets for identical securities. In addition, investments in the underlying Portfolios, which are valued at their closing NAV, are included in this Level.

•	Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the Lifestyle Portfolios’ total investments are classified as Level 1.

Repurchase Agreements  The Lifestyle Portfolios may enter into repurchase agreements. When the Lifestyle Portfolios enter into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Lifestyle Portfolios will take receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Lifestyle Portfolios would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Lifestyle Portfolios may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. At December 31, 2009, the Portfolios had no repurchase agreements.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income and distributions from underlying Portfolios are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. The Lifestyle Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Lifestyle Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

20

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Class Allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at the class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the class level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Overdrafts  Pursuant to the custodian agreement, the Portfolio’s custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Federal Income Taxes  Each Lifestyle Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Lifestyle Portfolios have capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid.

At December 31, 2009, capital loss carryforwards available to offset future net realized capital gains were as follows:

	Expiring at December 31,
Portfolio	2016	2017
Lifestyle Aggressive Trust	$18,106,211	$76,132,988
Lifestyle Growth Trust	247,107,123	2,602,970,929
Lifestyle Balanced Trust	—	1,670,026,111
Lifestyle Moderate Trust	18,776,651	255,609,467
Lifestyle Conservative Trust	—	116,072,344

As of December 31, 2009, the Lifestyle Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Lifestyle Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2009, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Lifestyle Aggressive Trust	$459,981,581	$23,491,895	($67,651,485)	($44,159,590)
Lifestyle Growth Trust	12,911,630,251	1,247,665,034	(1,124,067,871)	123,597,163
Lifestyle Balanced Trust	11,724,888,375	1,001,509,209	(758,338,392)	243,170,817
Lifestyle Moderate Trust	3,182,084,033	193,247,085	(135,413,301)	57,833,784
Lifestyle Conservative Trust	2,424,592,585	179,467,636	(88,796,999)	90,670,637

Distribution of Income and Gains  The Lifestyle Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Lifestyle Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually. Distributions paid by the Lifestyle Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each series.

During the year ended December 31, 2009, the tax character of distributions paid was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$3,352,349	—	—	$3,352,349
Lifestyle Growth Trust	359,020,979	—	—	359,020,979
Lifestyle Balanced Trust	444,807,946	$7,874,138	—	452,682,084
Lifestyle Moderate Trust	132,454,979	—	—	132,454,979
Lifestyle Conservative Trust	122,294,599	5,149,278	—	127,443,877

During the year ended December 31, 2008, the tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$7,678,021	$59,566,981	—	$67,245,002
Lifestyle Growth Trust	318,983,087	663,541,483	—	982,524,570
Lifestyle Balanced Trust	350,248,010	406,368,471	—	756,616,481
Lifestyle Moderate Trust	99,745,340	54,929,340	—	154,674,680
Lifestyle Conservative Trust	68,281,825	23,329,540	—	91,611,365

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive Trust	$15,915	—	$94,239,199	$4,311,231
Lifestyle Growth Trust	798,322	—	2,850,078,052	15,149,458
Lifestyle Balanced Trust	1,000,284	—	1,670,026,111	9,510,886
Lifestyle Moderate Trust	150,767	—	274,386,118	5,125,665
Lifestyle Conservative Trust	90,147	—	116,072,344	1,540,458

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Lifestyle Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2009 (post-October deferral), are treated as arising on January 1, 2010, the first day of the Lifestyle Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. There were no permanent book/tax differences for the year ended December 31, 2009.

3.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Lifestyle Portfolios. The Portfolios have a subadvisory agreement with MFC Global Investment Management (U.S.A.), Limited, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Adviser. The Portfolios are not responsible for payment of subadvisory fees

The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Fund of The Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B and John Hancock International Equity Index Trust B.

Under the Advisory Agreement, the Lifestyle Portfolios pay a daily management fee to the Adviser. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and the JHF II Lifestyle Funds. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each Lifestyle Portfolio.

	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets
Affiliated Fund Assets	0.050%	0.040%
Other Assets	0.500%	0.490%

The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as detailed below:

Portfolio	Annual Effective Rate
Lifestyle Aggressive Trust	0.04%
Lifestyle Growth Trust	0.04%
Lifestyle Balanced Trust	0.04%
Lifestyle Moderate Trust	0.04%
Lifestyle Conservative Trust	0.04%

Expense Reimbursements

Effective October 1, 2009, The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed the percentage 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, underlying Portfolio expenses and short dividends. This expense reduction will continue in effect until terminated by the Adviser.

The adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the adviser with respect to both the Portfolios and the underlying investments does not exceed 0.50% of the Lifestyle Portfolio’s first $7.5 billion of average net assets and 0.49% of the Portfolio’s average net assets in excess of $7.5 billion. There were no waivers under this plan for the year ended December 31, 2009. This voluntary waiver may terminate at any time.

Expense Recapture

The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers occurred. For the year ended December 31, 2009, the Portfolios did not recapture any expenses. There were no waivers or reimbursed expenses subject to potential recovery.

Accounting and Legal Services Fees  Pursuant to the Service Agreement, the Lifestyle Portfolios reimburse the Adviser for all expenses associated with providing the administrative, compliance, financial, legal, tax, valuation and record keeping services to the Portfolios, including the preparation of annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated on the relative share of net assets of each Portfolio at the time the expense incurred.

22

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I and Series II shares of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different series of shares with different Rule 12b-1 fees so that the Lifestyle Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Distributor, for distribution services provided to the Portfolios. The Distributor may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the series, shareholder or administrative services for shareholders and for the payment of service fees. The Lifestyle Portfolios make payments to the Distributor at an annual rate not to exceed 0.05% and 0.25% of Series I and Series II shares average daily net asset value, respectively.

5.  PORTFOLIO SHARE TRANSACTIONS This table below illustrates the number of Portfolio shares sold, reinvested and repurchased during the years ended December 31, 2009, and December 31, 2008, along with the corresponding dollar value.

Lifestyle Aggressive Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,957,668	$11,433,845	1,817,564	$14,600,017
Distributions reinvested	149,487	1,097,360	2,804,008	23,279,145
Repurchased	(3,865,256)	(22,865,685)	(5,990,579)	(50,188,862)
Net decrease	(1,758,101)	($10,334,480)	(1,369,007)	($12,309,700)
Series II shares
Sold	1,932,145	$11,927,065	3,134,462	$25,845,931
Distributions reinvested	207,825	1,527,516	4,463,180	37,249,509
Repurchased	(3,456,124)	(20,137,739)	(7,761,835)	(62,837,789)
Net increase (decrease)	(1,316,154)	($6,683,158)	(164,193)	$257,651
Series NAV shares
Sold	3,388,853	$20,514,677	4,157,769	$32,078,350
Distributions reinvested	99,104	727,473	839,953	6,716,348
Repurchased	(930,140)	(5,175,728)	(905,147)	(6,985,824)
Net increase	2,557,817	$16,066,422	4,092,575	$31,808,874
Net increase (decrease)	(516,438)	($951,216)	2,559,375	$19,756,825

Lifestyle Growth Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,618,263	$41,172,475	2,158,008	$22,815,030
Distributions reinvested	1,860,773	19,300,793	5,769,346	59,544,694
Repurchased	(6,787,762)	(58,269,590)	(12,652,488)	(141,661,262)
Net increase (decrease)	(308,726)	$2,203,678	(4,725,134)	($59,301,538)
Series II shares
Sold	61,732,554	$512,956,781	99,775,444	$1,086,062,818
Distributions reinvested	31,819,315	330,157,370	88,461,605	903,140,448
Repurchased	(32,036,291)	(286,325,663)	(29,982,904)	(327,275,619)
Net increase	61,515,578	$556,788,488	158,254,145	$1,661,927,647
Series NAV shares
Sold	5,126,477	$45,995,720	8,156,101	$92,640,509
Distributions reinvested	921,251	9,562,816	1,998,890	19,839,428
Repurchased	(1,179,849)	(10,081,242)	(762,172)	(8,555,666)
Net increase	4,867,879	$45,477,294	9,392,819	$103,924,271
Net increase	66,074,731	$604,469,460	162,921,830	$1,706,550,380

Lifestyle Balanced Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,069,928	$49,034,648	1,297,087	$15,532,036
Issued in reorganization (Note 8)	2,855,909	31,527,934	—	—
Distributions reinvested	2,815,399	30,365,029	5,999,323	62,739,637
Repurchased	(6,743,358)	(60,732,341)	(17,882,569)	(205,063,319)
Net increase (decrease)	3,997,878	$50,195,270	(10,586,159)	($126,791,646)
Series II shares
Sold	77,142,860	$696,975,419	76,017,816	$855,639,963
Issued in reorganization (Note 8)	14,292,350	156,990,742	—	—
Distributions reinvested	34,738,895	373,712,452	62,843,871	644,524,903
Repurchased	(12,052,673)	(112,507,576)	(26,027,211)	(284,791,523)
Net increase	114,121,432	$1,115,171,037	112,834,476	$1,215,373,343
Series NAV shares
Sold	1,451,071	$13,387,360	5,058,151	$61,318,966
Issued in reorganization (Note 8)	1,503,324	16,627,929	105,346,226	956,466,306
Distributions reinvested	4,502,391	48,604,603	5,743,172	49,351,941
Repurchased	(14,785,282)	(138,190,462)	(3,439,950)	(32,730,369)
Net increase (decrease)	(7,328,496)	($59,570,570)	112,707,599	$1,034,406,844
Net increase	110,790,814	$1,105,795,737	214,955,916	$2,122,988,541

23

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,484,095	$35,132,636	2,314,585	$26,990,571
Distributions reinvested	1,060,045	11,846,781	1,735,157	17,395,771
Repurchased	(3,092,998)	(30,643,116)	(6,211,127)	(71,610,841)
Net increase (decrease)	1,451,142	$16,336,301	(2,161,385)	($27,224,499)
Series II shares
Sold	48,808,037	$475,737,679	40,142,427	$464,319,227
Distributions reinvested	10,675,570	119,018,598	13,820,064	136,059,888
Repurchased	(3,474,902)	(34,272,397)	(4,289,089)	(45,906,311)
Net increase	56,008,705	$560,483,880	49,673,402	$554,472,804
Series NAV shares
Sold	1,455,614	$15,178,256	1,313,559	$15,056,006
Distributions reinvested	142,219	1,589,600	126,912	1,219,021
Repurchased	(306,517)	(3,200,585)	(365,973)	(4,202,164)
Net increase	1,291,316	$13,567,271	1,074,498	$12,072,863
Net increase	58,751,163	$590,387,452	48,586,515	$539,321,168

Lifestyle Conservative Trust	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,703,741	$62,574,325	6,341,795	$77,210,133
Distributions reinvested	1,013,104	11,932,598	1,089,361	11,727,431
Repurchased	(3,718,559)	(42,139,546)	(5,044,566)	(60,285,460)
Net increase	2,998,286	$32,367,377	2,386,590	$28,652,104
Series II shares
Sold	63,480,077	$676,519,751	67,645,076	$819,030,908
Distributions reinvested	9,752,571	114,473,044	7,505,987	79,322,098
Repurchased	(7,675,571)	(87,523,853)	(5,229,236)	(62,219,005)
Net increase	65,557,077	$703,468,942	69,921,827	$836,134,001
Series NAV shares
Sold	880,814	$9,842,685	576,470	$6,852,282
Distributions reinvested	87,892	1,038,235	53,309	561,836
Repurchased	(223,335)	(2,564,634)	(72,503)	(875,752)
Net increase	745,371	$8,316,286	557,276	$6,538,366
Net increase	69,300,734	$744,152,605	72,865,693	$871,324,471

6.  PURCHASES AND SALES OF SECURITIES The following summarizes the purchases and sales of the affiliated underlying funds by the Portfolios for the year ended December 31, 2009:

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive Trust	$156,104,131	$148,334,847
Lifestyle Growth Trust	4,734,466,985	4,024,445,213
Lifestyle Balanced Trust	4,583,696,630	3,405,826,667
Lifestyle Moderate Trust	1,414,189,012	813,532,885
Lifestyle Conservative Trust	1,500,362,692	753,630,282

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Lifestyle Portfolios invest primarily in underlying funds that are managed by affiliates of the Adviser. The Lifestyle Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Lifestyle Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. At December 31, 2009, the following Lifestyle Portfolios held 5% or more of the underlying funds’ net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Aggressive Trust
	All Cap Value Trust	7.9%
	International Small Company Trust	5.4%
	Mid Cap Value Equity Trust	5.4%
	Small Cap Opportunities Trust	6.8%
	Small Company Growth Trust	5.1%
	Vista Trust	6.2%
Lifestyle Growth Trust
	500 Index Trust	41.3%
	All Cap Core Trust	36.5%
	Alpha Opportunities Trust	53.3%
	Blue Chip Growth Trust	20.7%
	Bond Trust	21.4%
	Capital Appreciation Trust	33.8%
	Core Bond Trust	24.7%
	Emerging Markets Value Trust	54.9%
	Equity-Income Trust	25.9%
	Floating Rate Income Trust	51.2%
	Fundamental Value Trust	28.9%
	Global Bond Trust	15.9%

24

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Growth Trust continued
	Growth Equity Trust	58.6%
	High Income Trust	28.1%
	High Yield Trust	29.3%
	International Core Trust	39.4%
	International Index Trust	50.1%
	International Opportunities Trust	42.9%
	International Small Company Trust	45.8%
	International Value Trust	29.2%
	Large Cap Value Trust	42.5%
	Mid Cap Index Trust	25.2%
	Mid Cap Stock Trust	17.5%
	Mid Cap Value Equity Trust	49.4%
	Mid Value Trust	17.9%
	Optimized Value Trust	58.3%
	Real Return Bond Trust	27.8%
	Short Term Government Income Trust	26.9%
	Small Cap Growth Trust	16.6%
	Small Cap Index Trust	29.2%
	Small Cap Opportunities Trust	43.7%
	Small Cap Value Trust	14.3%
	Small Company Growth Trust	51.1%
	Small Company Value Trust	24.8%
	Smaller Company Growth Trust	22.7%
	Spectrum Income Trust	23.4%
	Strategic Bond Trust	18.1%
	Strategic Income Trust	21.5%
	Total Bond Market A Trust	19.3%
	Total Return Trust	20.6%
	U.S. High Yield Bond Trust	20.6%
	U.S. Multi-Sector Trust	49.9%
	Value & Restructuring Trust	55.7%
	Vista Trust	48.1%
Lifestyle Balanced Trust
	500 Index Trust	25.4%
	Active Bond Trust	9.0%
	All Cap Core Trust	33.4%
	Alpha Opportunities Trust	39.2%
	Blue Chip Growth Trust	13.3%
	Bond Trust	39.8%
	Capital Appreciation Trust	21.7%
	Core Bond Trust	43.1%
	Emerging Markets Value Trust	38.6%
	Equity-Income Trust	19.0%
	Floating Rate Income Trust	27.1%
	Fundamental Value Trust	19.9%
	Global Bond Trust	24.9%
	Growth Equity Trust	38.7%
	High Income Trust	45.8%
	High Yield Trust	46.1%
	International Core Trust	29.8%
	International Index Trust	31.6%
	International Opportunities Trust	30.3%
	International Value Trust	20.8%
	Large Cap Value Trust	24.0%
	Mid Cap Index Trust	17.4%
	Mid Cap Stock Trust	12.0%
	Mid Cap Value Equity Trust	45.2%
	Mid Value Trust	12.4%
	Optimized Value Trust	32.9%
	Real Return Bond Trust	31.4%
	Short Term Government Income Trust	39.9%
	Small Cap Growth Trust	11.8%
	Small Cap Index Trust	17.8%
	Small Cap Value Trust	11.9%
	Small Company Growth Trust	35.8%
	Small Company Value Trust	16.7%
	Smaller Company Growth Trust	18.4%
	Spectrum Income Trust	43.1%
	Strategic Bond Trust	28.6%
	Strategic Income Trust	46.4%
	Total Bond Market A Trust	30.0%
	Total Return Trust	30.9%

25

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Balanced Trust continued
	U.S. High Yield Bond Trust	42.4%
	U.S. Multi-Sector Trust	37.7%
	Value & Restructuring Trust	30.3%
	Vista Trust	45.7%
Lifestyle Moderate Trust
	500 Index Trust	5.9%
	Active Bond Trust	7.8%
	Alpha Opportunities Trust	5.3%
	Blue Chip Growth Trust	5.2%
	Bond Trust	14.4%
	Capital Appreciation Trust	8.4%
	Core Bond Trust	15.3%
	Equity-Income Trust	5.1%
	Floating Rate Income Trust	10.2%
	Global Bond Trust	8.4%
	High Income Trust	17.6%
	High Yield Trust	6.4%
	International Core Trust	10.3%
	International Index Trust	6.9%
	International Opportunities Trust	8.3%
	International Value Trust	5.7%
	Investment Quality Bond Trust	6.4%
	Large Cap Value Trust	8.6%
	Short Term Government Income Trust	13.2%
	Small Cap Growth Trust	8.0%
	Spectrum Income Trust	15.8%
	Strategic Bond Trust	10.4%
	Strategic Income Trust	11.8%
	Total Bond Market A Trust	10.0%
	Total Return Trust	10.2%
	U.S. High Yield Bond Trust	18.9%
	U.S. Multi-Sector Trust	6.7%
	Value & Restructuring Trust	11.0%
Lifestyle Conservative Trust
	Active Bond Trust	6.8%
	Bond Trust	24.3%
	Core Bond Trust	14.5%
	Floating Rate Income Trust	11.6%
	Global Bond Trust	8.8%
	Investment Quality Bond Trust	8.0%
	Short Term Government Income Trust	20.1%
	Spectrum Income Trust	15.0%
	Strategic Bond Trust	10.6%
	Strategic Income Trust	11.6%
	Total Bond Market A Trust	10.5%
	Total Return Trust	11.5%
	U.S. Government Securities Trust	16.1%
	U.S. High Yield Bond Trust	12.3%

8.  PORTFOLIO MERGERS On October 19, 2009, the shareholders of Global Allocation Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of the Lifestyle Balanced Trust (the Acquiring Portfolio).

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for a representative amount of shares of the Acquiring Portfolio; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The Reorganization is intended to eliminate the underperforming Acquired Portfolio in favor of the Acquiring Portfolio that has better performance records and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments are transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Balanced Trust	Global Allocation Trust	$205,146,605	18,651,583	$11,565,114,587	$11,770,261,192

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statements of Operations at December 31, 2009. See Note 5 for capital shares issued in connection with the above referenced reorganization.

26

PORTFOLIO MERGERS, CONTINUED

On October 14, 2008, the shareholders of the Managed Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Managed Trust (the “Acquired Portfolio”) in exchange for a representative amount of shares of the Lifestyle Balanced Trust (the “Acquiring Portfolio”); (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Balanced Trust	Managed Trust	$956,466,306	105,346,226	$7,590,062,221	$8,546,528,527

See Note 5 for capital shares issued in connection with above referenced reorganization.

27

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Trust (the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

28

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2009.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	Capital Gains
Lifestyle Balanced Trust	7,874,138
Lifestyle Conservative Trust	5,149,278

29

John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)	Expressive Art Therapist; Massachusetts General Hospital (2001-2007). Former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).
Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp (1997-2000) (financial information publishing).
Trustee of John Hancock Funds II (since September 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Funds II (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Virtus Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp, Director (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Board of John Hancock Funds II (since 2005).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

30

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[4] Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Funds II (since September 2008).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4	Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Trust and John Hancock Funds II.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years

Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

31

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Michael J. Leary Born: 1965	Treasurer (since 2009)
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2007-2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007); Vice President and Senior Manager of Fund Administration, JP Morgan (1993-2004); Manager, Ernst & Young, LLC (1988-1993).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Director, Executive Vice President and Chief Operating Officer, the John Hancock Advisers LLC, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, Manulife Financial Corporation Global Investment Management (U.S.), LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (2005-2007); Vice President, Manulife Financial Corporation (until 2006).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

32

John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies, if any, relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

33

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, see the outside back cover.

Investment results, unless otherwise indicated, are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. The investment adviser also has reimbursed certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Fund results shown reflect the waiver and/or reimbursements, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Equity investments are subject to market fluctuations. Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations; local, regional or global political, social or economic instability; differing securities regulations and accounting standards; possible changes in taxation; periods of illiquidity; and price volatility. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. See the funds’ prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

In this report

Special feature

A system for all investment seasons

Investment portfolios

Global Growth Fund

Global Small Capitalization Fund

Growth Fund

International Fund

New World Fund

Blue Chip Income and Growth Fund

Growth-Income Fund

Asset Allocation Fund

Bond Fund

High-Income Bond Fund

Fellow investors:

2009 will likely be remembered as an extraordinary year. In 2008, the global financial crisis sent seemingly stalwart companies like AIG, Bear Stearns, Lehman Brothers and Merrill Lynch spiraling into bankruptcy, government rescues or hasty acquisitions, while credit markets froze and securities prices plummeted. Investors experienced the worst financial crisis since the Great Depression, participated in the steepest stock market decline since World War II and faced the biggest cut in dividend payments since the 1930s. This maelstrom continued into the first quarter of 2009 and was followed by the fastest stock market surge in seven decades.

The tremendous rally that began on March 10, 2009, favored those securities that had declined the most in the downturn. Developing markets, many of which bottomed in late 2008, soared in 2009 — in some cases, more than doubling over the course of the year. The MSCI Emerging Markets Index rose 79.0%, bolstered by gains in Brazil (128.6%), India (102.8%) and Russia (104.9%), among other developing countries. China (62.6%) also had strong returns. (Country returns outside the U.S. are measured by MSCI and are calculated in U.S. dollars with dividends reinvested.)

Stock markets in developed countries, as measured by the MSCI World Index, gained 30.8% after a coordinated global effort by governments to stimulate the economy helped restore investor confidence. All developed countries posted positive returns as the combination of low interest rates, subdued inflation, inventory rebuilding and better-than-expected corporate results helped boost investors’ appetite for risk.

In steeply declining markets, the weakest companies typically are punished the most. The upturn tends to favor the same companies (if they survive). This again proved true in the most recent period, when smaller companies helped lead the pack. Conversely, the companies that did least well included the largest, highest quality companies and those with the highest yield. In fact, the higher the average yield of a company in the S&P 500, the worse it generally fared. (The same was not true outside the U.S., where high dividend-yielding companies enjoyed gains similar to lower yielding companies.)

As with equities, fixed-income markets rewarded the most battered and highest risk investments, namely high-yield bonds. The Credit Suisse High Yield Index gained an eye-popping 54.2% during the period, the highest one-year calendar return since its inception in 1985. The Barclays Capital Global Aggregate Index, which tracks the global bond market, rose 6.9%, reflecting continued strength in bond markets around the world. Developing markets, as on the equity side, proved particularly resilient: the J.P. Morgan Emerging Markets Bond Index Plus gained 25.9%. The U.S. bond market, as represented by the Citigroup Broad Investment Grade (BIG) Index, gained 5.1%.

American Funds Insurance Series

Throughout the year, the Federal Reserve helped pump liquidity into the system by targeting its federal funds rate close to zero and maintaining bond purchases. This has fostered an ongoing recovery of business activity worldwide, though it could lead to renewed inflation in the future.

The nature of the way our organization manages investments is that our portfolios consist of a vast number of individual, high-conviction decisions. The portfolio counselors and investment analysts offered independent perspectives on the unusual events of the recent period, acting essentially on their own recognizance to make the best determination of how to respond. As is the custom with our organization, there is no one person who decides what an appropriate methodology, forecast or portfolio structure should be. In 2009, this balanced approach proved to be fruitful. Despite the volatile investment environment, most of the portfolios in American Funds Insurance Series beat their relevant benchmarks and had positive returns for the year. (For more on our investment approach, please see “A System for All Investment Seasons.”)

We have been through an unusually difficult period, but we believe that the healing process has begun. History has shown that periods of turmoil and steep market declines have subsequently proved to be among the best times to invest. Of course, past performance is no guarantee of future results.

During the ups and downs of the turbulent market, our investment professionals have continued to maintain close contact with companies on a worldwide basis. We remain solidly committed to doing the comprehensive investment research that we’ve been doing throughout the firm’s history, and we believe that shareholders should benefit from these efforts over time.

We truly appreciate the willingness of our shareholders to stick with us during an extremely challenging period, and we recognize that this was not an easy decision. Thank you for your confidence in us.

We caution that markets may continue to be volatile in the months to come. But years like 2009 remind us of the importance of thinking long term with investment decisions, and the rally in stocks and bonds points out the error of selling after substantial market declines. We continue to advise shareholders to keep a long-term perspective and to not get unduly excited or dispirited by short-term results.

We look forward to reporting to you again in six months.

Cordially,

James K. Dunton
Vice Chairman of the Board

Donald D. O’Neal
President

February 9, 2010

The market can go to extremes, but success is measured over time

The 2008 decline was among the worst in the history of the U.S. stock market, as is shown on the left side of this chart, which tracks one-year total returns for the S&P 500. The right side shows average annual total returns over 10-year periods. As you can see, the market has tended to produce positive returns over the longer time periods, suggesting the benefits of staying the course and remaining invested regardless of short-term results.

Returns are average annual total returns for Standard & Poor’s 500 Composite Index since 1926, the year when data became available. The decade table shows years when each 10-year period ended; for example, 1935 represents January 1, 1926, through December 31, 1935.

American Funds Insurance Series

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Global Growth Fund gained 42.30% for the 12 months ended December 31, 2009, outpacing the MSCI World Index, which gained 30.79%.

As investors focused on positive economic news and prospects for economic recovery, they began to re-embrace risk in 2009 — a year in which there were strong returns from most stock markets around the world.

The fund benefited from individual stock selection, particularly in some securities in which the investment professionals held strong convictions that ran contrary to market sentiment. The fund also had a reasonable amount of cash available to invest early in the year, which enabled us to buy certain securities at attractive valuations. This, along with a somewhat defensive posture going into the worst of the market woes, contributed positively to fund results during the period.

Though global economies in general appear to be strengthening, markets may remain volatile going forward. We will be paying very close attention to prices and valuations and, if necessary, be willing to sell down some positions and wait for better values in the future.

Where the fund’s assets were invested based on total net assets as of December 31, 2009

The Americas
United States	31.3%

Canada	2.3

Mexico	2.2

Brazil	1.7

Other	.4

37.9

Europe
France	6.0

United Kingdom	5.8

Germany	4.8

Netherlands	4.4

Switzerland	4.2

Belgium	3.2

Spain	2.9

Denmark	2.4

Ireland	1.1

Other	2.7

37.5

Asia/Pacific Basin
Japan	6.5

Australia	2.9

India	2.4

China	2.1

South Korea	1.3

Other	2.3

17.5

Short-term securities & other assets less liabilities	7.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2

1 year	42.58%	42.30%
5 years	6.97	6.70
10 years	2.60	2.35
Lifetime (since April 30, 1997)	9.28	9.02

Expense ratios	.56	.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI World Index is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2009

The Americas
United States	33.2%

Canada	3.9

Brazil	2.8

Mexico	.3

40.2

Asia/Pacific Basin
China	8.3

Hong Kong	4.8

Australia	4.6

South Korea	3.7

Singapore	3.4

India	2.5

Taiwan	1.5

Japan	1.3

Other	2.6

32.7

Europe
United Kingdom	8.9%

Greece	4.6

Sweden	1.6

Ireland	1.4

Germany	1.1

Italy	1.1

Other	3.8

22.5

Other regions	.4

Short-term securities & other assets less liabilities	4.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2

1 year	61.63%	61.30%
5 years	7.46	7.20
10 years	4.72	4.46
Lifetime (since April 30, 1998)	10.24	9.98

Expense ratios	.76	1.01

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Global Small Capitalization Fund gained 61.30% for the 12 months ended December 31, 2009, the highest return of any fund in the series. During that time, the S&P Global <$3 Billion Index gained 50.67%, and the fund’s new benchmark, the MSCI All Country World Small Cap Index, rose 51.30%. The fund began using the MSCI All Country World Small Cap Index because we believe it best represents the mix of global stocks held in the fund’s portfolio. The fund’s peer group, the Lipper Global Small-Cap Funds Average, advanced 46.05%.

The fund decreased its exposure to cash and to U.S. equities during the year and significantly increased its holdings in equities outside the U.S. With the majority of the fund’s assets invested outside the United States as of the end of the year, currency fluctuations may have a significant impact on future results.

We are pleased with the fund’s strong returns during the period. Yet, just as it was easy to be discouraged by results in 2008, it was also easy to be excited by results in 2009. We believe it is prudent to understand that these returns represent extremes. We do not measure our success in the short term, but rather in the long-term growth of capital on behalf of our shareholders.

American Funds Insurance Series

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Growth Fund gained 39.41% for the 12 months ended December 31, 2009, while the S&P 500 rose 26.47%.

This was a year in which we stuck to our knitting in terms of looking for strong companies with good balance sheets and cash flows, particularly in industries we had anticipated would do well in a recovery. The information technology companies in the portfolio had very strong returns. It was also a good year for the portfolio’s holdings in companies in the health care, resources and financial sectors. Among financial companies, the fund particularly benefited from certain stock purchases near the bottom. Investments in consumer discretionary companies also did well.

We are cautiously optimistic going forward, as the U.S. economy appears to be improving slowly. We will remain focused on companies that we believe have the potential to do well as we continue to recover from last year’s recession. As always, we are committed to scrutinizing companies in the portfolio, as well as potential additions to the portfolio, with an eye toward long-term growth.

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2	Class 3

1 year	39.74%	39.41%	39.51%
5 years	2.62	2.36	2.44
10 years	1.37	1.11	1.19
Lifetime (since February 8, 1984)	12.41	12.10	12.21

Expense ratios	.35	.60	.53

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Europe
Germany	12.9%

France	12.6

United Kingdom	11.6

Switzerland	8.2

Spain	5.1

Russia	3.5

Italy	3.2

Austria	1.7

Hungary	1.5

Belgium	1.4

Other	4.0

65.7

Asia/Pacific Basin
Japan	8.4

China	2.5

India	1.9

Taiwan	1.6

Hong Kong	1.4
South Korea	1.3

Other	3.7

20.8

The Americas
Brazil	3.9

Mexico	2.0

Canada	.3

6.2

Other regions
South Africa	2.7

Israel	1.8

Egypt	.1

4.6

Short-term securities & other assets less liabilities	2.7

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2	Class 3

1 year	43.50%	43.07%	43.25%
5 years	7.78	7.52	7.59
10 years	2.34	2.09	2.16
Lifetime (since May 1, 1990)	9.20	8.92	9.00

Expense ratios	.54	.79	.72

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

International Fund gained 43.07% for the 12 months ended December 31, 2009, narrowly ahead of the MSCI ACWI (All Country World Index) ex USA, which advanced 42.14%.

As many stock markets neared bottom in early 2009, cash in the fund was put to work buying some stocks at distressed valuations, which in the ensuing recovery helped contribute to positive results. The fund has also been significantly invested in developing-country stocks, many of which bottomed in late 2008 and have since come back stronger than equities in developed countries.

Governments around the world pumped an unprecedented amount of stimulus money into the global economy in 2009, adding liquidity to the system even as the private sector reduced spending and turned defensive. One of the key questions going forward is whether governments have done enough to spur confidence in the private sector so that banks will begin lending again and consumers and businesses resume spending. Stocks have rallied ahead of fundamentals, but follow-through from the private sector will be needed. Inflationary pressure and rising long-term interest rates may be additional concerns going forward.

American Funds Insurance Series

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

New World Fund gained 49.65% for the 12 months ended December 31, 2009. The MSCI ACWI (All Country World Index) rose 35.41%, and the MSCI Emerging Markets Index advanced 79.02%.

After an extremely difficult period in global markets in 2008, developing countries led a broad recovery in stock and bond markets in 2009. The developing world proved less vulnerable to a credit-based decline, largely due to the strengthening of banks and financial systems undertaken after past financial crises in Asia, Latin America and Russia. Developing-country debt, in which the fund also invests, had a substantial rally this year for both foreign-currency and local-currency bonds.

The fund began the year with a significant portion of holdings in cash, which we have since reduced. Over the course of the year, we increased our exposure to developed-country equities, even as asset values in the fund’s developing-country holdings gained more. Still, we believe that growth in developing markets continues to provide opportunities for long-term investors and that the fund’s three-pronged investment approach continues to provide the potential for investing with lower volatility in global stocks and bonds.

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Europe
United Kingdom	5.7%

Turkey	3.1

Switzerland	3.0

Russia	3.0

Spain	2.9

France	2.1

Germany	1.9

Belgium	1.4

Netherlands	1.1

Slovenia	1.1

Other	5.2

30.5

The Americas
Brazil	10.3

United States	9.1

Mexico	5.8

Colombia	1.9

Other	1.9

29.0

Asia/Pacific Basin
China	5.8%

India	5.3

Japan	3.4

Australia	3.2

Indonesia	2.2

South Korea	1.9

Malaysia	1.3

Other	4.7

27.8

Other regions
South Africa	3.1

Israel	2.0

Other	.2

5.3

Short-term securities & other assets less liabilities	7.4

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2

1 year	49.95%	49.65%
5 years	13.07	12.79
10 years	9.34	9.06
Lifetime (since June 17, 1999)	10.60	10.33

Expense ratios	.82	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of more than 40 developed- and emerging-market country indexes.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2

1 year	28.18%	27.97%
5 years	1.12	0.86
Lifetime (since July 5, 2001)	1.28	1.02

Expense ratios	.44	.69

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund gained 27.97% for the 12 months ended December 31, 2009, while the S&P 500 rose 26.47%.

During the downturn, many dividend-paying companies were forced to cut their dividends in an effort to preserve cash. The fund’s investment professionals seek to invest in high-quality, dividend-paying companies, but the investment universe diminished significantly in the first part of the year, with a rash of dividend cuts in the financial and industrial sectors, among others. As a result, the fund’s investors often looked elsewhere for income, including sectors like pharmaceuticals and technology that have not been traditional homes to high-yielding companies. Some technology companies, for example, declared their first dividends in 2009, bucking the trend and suggesting the maturation of the industry.

This fund should be well-positioned in an environment in which cyclical stocks in general do well. We believe that this is a reasonable possibility in an economic recovery and that corporate capital spending (which typically lags the rest of the economy) could begin to pick up in 2010.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2	Class 3

1 year	31.54%	31.24%	31.30%
5 years	1.13	0.88	0.95
10 years	3.54	3.28	3.35
Lifetime (since February 8, 1984)	10.94	10.63	10.74

Expense ratios	.29	.54	.47

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Growth-Income Fund gained 31.24% for the 12 months ended December 31, 2009, while the S&P 500 rose 26.47%.

The economic upturn now under way has been fueled by a lessening in the rate of inventory contraction and by the continued funding of government support programs. In such an environment, the investment professionals were able to take advantage of the fund’s flexibility to purchase securities that provided strong returns during the period. Though dividend yield is an important component of the investment strategy, some of the fund’s top holdings had little to no yield but did importantly add to full-year results.

Near term, gross domestic product (GDP) growth should show a sharp rebound, but we would not be surprised to see a period of sluggish growth emerge in 2011. At some point, overleveraged consumers will need to re-establish equilibrium in their household finances. In the meantime, we continue to pay close attention to the companies in which we invest and to rely on our comprehensive research effort in all our decisions.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2	Class 3

1 year	24.27%	23.98%	23.95%
5 years	3.38	3.11	3.18
10 years	3.78	3.52	3.58
Lifetime (since August 1, 1989)	7.88	7.59	7.68

Expense ratios	.32	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Asset Allocation Fund gained 23.98% for the 12 months ended December 31, 2009, while the S&P 500 advanced 26.47%. On the bond side, the Barclays Capital U.S. Aggregate Index rose 5.93%.

During the course of the year, the investment professionals increased the fund’s exposure to U.S. equities and reduced the fund’s positions in bonds and cash. This relative emphasis on equities contributed to results during the year. Fixed-income holdings were strengthened by investments in high-yield bonds, which had very strong returns for the year.

As of the end of 2009, information technology companies comprised five of the 10 largest equity holdings in the portfolio, compared with three of the top 10 the year before. We believe that the fund’s ability to invest in a broad range of securities will allow us to respond to dynamic market conditions, and we continue to pursue the fund’s objective of seeking high total return (including income and capital gains) consistent with the preservation of capital over the long term.

American Funds Insurance Series

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

Bond Fund recorded a gain of 12.61% for the 12 months ended December 31, 2009, while the Barclays Capital U.S. Aggregate Index gained 5.93%.

In the context of a very disappointing 2008, we are pleased with how the fund bounced back in 2009. We stuck to what we felt were solid investments that had been punished during the worst of the downturn, and many of them made solid gains in 2009. We have taken advantage of opportunities to sell higher risk securities in favor of less-volatile ones to improve the credit quality of the portfolio.

Corporate bonds did very well in 2009, and we have done some selling in the corporate sector. One of the biggest moves in the portfolio was in mortgage-backed obligations, which we reduced from 29.7% of the portfolio to 20.3%. We have added to investments in U.S. Treasuries and in bonds of government agencies, in part because it has been harder to find value in mortgages and corporate bonds whose prices appreciated in 2009. We think that bond investors, in general, may be in for challenges ahead and that a conservative approach may be prudent.

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2

1 year	12.83%	12.61%
5 years	3.02	2.77
10 years	5.17	4.91
Lifetime (since January 2, 1996)	5.34	5.08

Expense ratios	.39	.64

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afis for current information and month-end results. For month-end results and information about your insurance contract, go to the website for the company that issued your contract.

High-Income Bond Fund gained 38.94% for the 12 months ended December 31, 2009, the highest return of any bond fund in the series, while the Credit Suisse High Yield Index advanced 54.22%. The Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap, the fund’s new benchmark, gained 58.76%. The fund began using this benchmark because we believe it best reflects the universe in which the fund invests.

High-yield bonds experienced severe declines in 2008, which were followed by substantial gains in 2009 — fueled by the Federal Reserve pumping liquidity into the system and a general bounce-back in asset prices. In this environment, all sectors of high-yield corporate bonds made strides in 2009.

The fund began the year with a larger position in cash and money market securities than usual, one reason the fund trailed the benchmark. However, we found opportunities to invest the cash during the year. While fund returns in 2009 have been quite extraordinary, we do not expect similar results in a typical year.

Where the fund’s assets were invested based on total net assets as of December 31, 2009

Average annual total returns based on a $1,000 investment for periods ended December 31, 2009

	Class 1	Class 2	Class 3

1 year	39.45%	38.94%	39.14%
5 years	4.19	3.92	4.01
10 years	6.08	5.81	5.90
Lifetime (since February 8, 1984)	9.51	9.15	9.31

Expense ratios	.48	.74	.67

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. See the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

[2]

Citigroup Broad Investment-Grade (BIG) Bond Index is a market capitalization weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage- and asset-backed, and investment-grade corporates with a maturity of one year or longer.

[3]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

As you learn about the investment professionals who manage your assets at Capital Research and Management Company (CRMC), the investment adviser to American Funds Insurance Series (AFIS), you may be surprised by the varied backgrounds that they bring to the investment business.

You’ll meet a dedicated backpacker and hiker; a mom with a black belt in Korean martial arts; an investment professional who learned stock-picking from his father; and a man who was born in South Korea, raised in New Jersey and now makes his home in Tokyo. We’ll also show you how the multiple portfolio counselor system allows this diverse group of professionals to work together, sharing their knowledge and insights while making individual investment decisions based on thorough research and conviction.

Along the way, you may note that the strengths of the multiple portfolio counselor system — diversification, a long-term perspective and teamwork — can work just as well for you as they do for professional investors.

The multiple brain advantage

It’s not unusual for people to refer to the multiple portfolio counselor system as the “multiple brain advantage,” because it combines the unique strengths of many individuals. The assets of each fund in AFIS

Diversification: Many paths to a goal

For many investors, diversification is a key component of their long-term planning. The chart below shows that over the 25-year history of American Funds Insurance Series, investors earned solid returns regardless of the major asset class — U.S. stocks, stocks outside the U.S. and bonds — they had chosen. With multiple investment options, the series offers investors the opportunity to build a portfolio that matches their long-term goals and their tolerance for risk.

Assumes a hypothetical $10,000 investment on December 31, 1984, with all distributions reinvested. U.S. stocks are represented by Standard & Poor’s 500 Composite Index. Stocks outside the U.S. are represented by MSCI EAFE ex Japan Index. Bonds are represented by Barclays Capital U.S. Aggregate Index. The indexes are unmanaged.

American Funds Insurance Series

are divided, like slices of a pie, among several portfolio counselors. For most of the funds, a final slice, which typically ranges from 20% to 30% of the fund’s assets, is invested by research analysts who follow specific industries. Portfolio counselors are generalists who choose from a wide range of industries, and analysts are specialists who focus on a narrow segment of the economy.

Unlike team-managed funds where decision-making is shared, the multiple portfolio counselor system allows counselors and analysts to manage their assets independently, sharing the fruits of their research but making their own investment decisions. Although it may sound similar, this differs markedly from a committee system in which responsibility is diffused and taking quick action can be difficult.

“In a committee system, one of two things happens,” says Jim Dunton, a portfolio counselor and the vice chairman of the series. “Either the group votes and then the chairman — and there’s always a chairman — accepts the committee’s suggestion or rejects it. That way it’s a one-person decision anyway. Or the group can find some kind of middle ground, sort of a consensus that often overrides the unique perspective of its best-informed member,” Jim says.

Currently, 40 portfolio counselors and more than 100 analysts manage the assets of the 16 variable funds in the series. With that many professionals, there’s no shortage of ideas or insights in analyzing a company.

Note: Capital Research and Management Company manages equity assets through two investment divisions. These divisions make investment decisions independently.

The multiple portfolio counselor system

Each variable fund in American Funds Insurance Series is managed by more than one manager. The funds’ assets are divided into small portions, each managed separately by an individual portfolio counselor making independent decisions. In most funds, a final portion is managed by the research analysts. Each portfolio counselor brings a unique background, insight and investment style to the fund and buys and sells securities based on his/her convictions. This system combines the benefits of individual accountability and teamwork. In this example, illustrating Growth-Income Fund, the assets are managed by six portfolio counselors, and a final portion is managed by the research analysts each making independent decisions subject to the fund’s objectives and guidelines.

Jim Dunton, Los Angeles
Years of investment experience: 47

Claudia Huntington, Los Angeles
Years of investment experience: 36

Don O’Neal, San Francisco
Years of investment experience: 24

Ross Sappenfield, San Francisco
Years of investment experience: 17

Blair Frank, Los Angeles
Years of investment experience: 16

Dylan Yolles, Los Angeles
Years of investment experience: 12

American Funds Insurance Series

A diverse group of investment professionals

Perhaps the best way to appreciate the diversity of styles and backgrounds is to meet a few of the investment professionals in some of Capital’s research offices around the world. We’ll start in San Francisco, where Don O’Neal, president of the series, works.

“My first job at Capital Research was as a chemicals industry analyst,” says Don, who joined Capital 24 years ago after earning an MBA at Stanford University. “I visited a lot of companies and got to know the managers, so I could understand their strategy and culture. I learned the business at a deep, detailed level.”

His background probably gave him an edge in learning about the chemicals industry. Don earned a bachelor’s degree in nuclear engineering before going to business school.

Claudia Huntington, a portfolio counselor with CRMC for 36 years, also enjoys digging deep into a company before making a decision. Trained as an economist at Stanford University before earning her MBA at Harvard, Claudia likes to look at the whole picture as well as the parts.

“One of the most important things I look at is the management, although I’ve learned not to fall in love with any management because that can keep you invested in a company beyond the point where you should be.

“When I approach a company, I ask myself, ‘Would I buy the whole company?’ Then I ask, ‘Can I see myself investing in this company for a very long time?’ I take a lot of time and do a lot of footwork before investing, because my average holding period is very long.”

Claudia can make quick decisions too. Not only is she the mother of two, she’s earned a black belt in a form of Korean martial arts — Kung Jung Mu Sul.

When it comes to investing, though, it’s the rough and tumble of ideas being debated that makes the multiple portfolio counselor system stand out.

“I visited a lot of companies and got to know the managers, so I could understand their strategy and culture. I learned the business at a deep, detailed level.”

American Funds Insurance Series

“This is a place that values intelligent discussions and debate,” says David Barclay, a portfolio counselor in CRMC’s fixed-income group for 21 years. “That’s what attracted me to this company. We’re trying to get at answers; it’s not about who’s right or wrong. It’s really a collection of equals,” David says.

David also likes a little solitude now and then. His favorite pastime is hiking. “I recently went on a five-day hike with some family and friends on the east side of the Rockies in Montana. We saw a few people during the first hour when we hiked in and then didn’t see anyone again until we hiked out five days later.”

Raised in Boston (he earned his MBA at Harvard), David has hiked extensively along the east coast as well as the western U.S. “My favorite one is always the next one,” he says with a smile.

“When I approach a company, I ask myself, ‘Would I buy the whole company?’ Then I ask, ‘Can I see myself investing in this company for a very long time?’”

“We’re trying to get at answers; it’s not about who’s right or wrong. It’s really a collection of equals.”

American Funds Insurance Series

“The best company in an industry isn’t always the best investment. Sometimes, you can make more money for shareholders by investing in the third-best company.”

While David enjoys hiking with his family, Mark Denning, a portfolio counselor at CRMC’s London office, often turns to his family for investment ideas. “I e-mail them and ask them to tell me about the products they think will take off,” says Mark. “I ask them what they and their friends are talking about. They’re my scouts,” he jokes.

Involving the kids is a family tradition for Mark. He was introduced to investing while growing up in Malaysia. His father used to tell him which stocks he was buying and why. “I’d come downstairs in the morning and look at the business section of the paper to see how his shares were doing. For me, it was like looking at the sports section. It really piqued my interest in investing.”

Today, after earning an MBA from Columbia University and spending 27 years with CRMC as an analyst and portfolio counselor, Mark tries to pass along that accumulated wisdom to some of the younger analysts. “I tell them that it’s possible to get too caught up in the details. Sometimes, you have to look at the big picture. The best company in an industry isn’t always the best investment. Sometimes, you can make more money for shareholders by investing in the third-best company.”

A long-term outlook

The multiple portfolio counselor system was started in 1958, well before variable annuities had become a popular way to invest for long-term goals. The system started when Capital Research’s officers became concerned over what would happen if key individuals managing a fund retired or left. They decided to try something entirely new: divide assets among several investment professionals. Many expected it to be just a transitional move. Instead, it has provided

American Funds Insurance Series

consistency and continuity through all kinds of markets and remains little changed from its earliest days.

The multiple counselor system stands in sharp contrast to the “star” system, which is popular in the mutual fund industry today. Under this system, one manager, or “star,” makes all the investment decisions. But the star system doesn’t always promote continuity and consistency. Individual investment advisers always have good and bad years. And if the star leaves, the new manager may have a totally different investment style.

“The critical element here is that there is no hierarchical structure and that no one person is making the decisions,” says Sung Lee. A portfolio counselor at CRMC’s Tokyo office, he joined CRMC in 1994. “It’s a very flat organization, so we’re not competing with each other. It’s just not structured that way. There’s a real incentive to help each other and make sure that the funds and the shareholders do well.”

Consultation and individual decisions

Every investor, whether a beginner or a seasoned pro, needs help and advice from time to time. Another strength of the multiple portfolio counselor system is the constant flow of information among counselors and analysts around the globe.

“As a young analyst, that kind of support means everything,” says Sung, who knows what it’s like to face a tough challenge. Born in South Korea, he moved to the United States when he was 10. “I didn’t speak a word of English when we moved here, so I had a pretty tough four years or so.”

Eventually, though, he earned a degree in economics at Penn State and an MBA at Columbia University before joining Capital. Today after 14 years with Capital, including 12 years in Tokyo, he still marvels at the variety of opinions and backgrounds he finds among the investment professionals.

“I’ve learned a lot from the analysts and portfolio counselors. They have such diverse backgrounds and diverse investment styles. But the most important thing you learn here is that no one is right all the time. You have to form your own opinion on any given topic and invest on the basis of that conviction.”

Looking for good companies, of course, is the goal of all the portfolio counselors and analysts who manage the assets of American Funds Insurance Series. The multiple portfolio counselor system gives them a way to do it by combining their individual talents with the help and advice of their colleagues. Put simply, it’s the multiple brain advantage without the death-by-committee system.

“The critical element here is that there is no hierarchical structure and that no one person is making the decisions. It’s a very flat organization, so we’re not competing with each other.”

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Telefónica	2.21%

Microsoft	2.21

Anheuser-Busch InBev	1.89

Novo Nordisk	1.81

Koninklijke KPN	1.76

Pernod Ricard	1.72

Unilever NV	1.64

Roche	1.63

Virgin Media	1.59

Cisco Systems	1.45

Common stocks — 92.60%

	Shares	Value (000)	Percent of net assets
Information technology — 15.00%

Microsoft Corp.	3,730,000	$113,728	2.21%

Cisco Systems, Inc.[1]	3,121,500	74,729	1.45

Samsung Electronics Co. Ltd.[2]	98,845	67,557	1.32

Oracle Corp.	2,425,000	59,509	1.16

Texas Instruments Inc.	2,050,000	53,423	1.04

Google Inc., Class A1	75,000	46,499.91

Yahoo! Inc.[1]	2,330,200	39,101.76

Hewlett-Packard Co.	700,000	36,057.70

SAP AG2	450,000	21,208
			.60
SAP AG (ADR)	200,000	9,362

Other securities		249,195	4.85

		770,368	15.00

Health care — 11.89%

Novo Nordisk A/S, Class B2	1,455,200	93,096	1.81

Roche Holding AG2	493,500	83,859	1.63

UCB SA2	1,575,677	65,935	1.28

UnitedHealth Group Inc.	1,995,000	60,808	1.19

Aetna Inc.	1,262,600	40,024.78

Other securities		266,956	5.20

		610,678	11.89

Consumer staples — 11.80%

Anheuser-Busch InBev NV2	1,885,024	97,317	1.89

Pernod Ricard SA2	1,027,739	88,152	1.72

Unilever NV, depository receipts[2]	2,588,000	84,269	1.64

C&C Group PLC[2]	8,109,589	34,972.68

Other securities		301,338	5.87

		606,048	11.80

Financials — 11.72%

UBS AG1,2	3,570,000	54,781	1.06

Allianz SE2	422,000	52,489	1.02

Macquarie Group Ltd.[2]	1,064,909	45,590.89

China Life Insurance Co. Ltd., Class H2	7,940,000	38,857.76

Moody’s Corp.	1,395,600	37,402.73

Banco Santander, SA2	2,123,226	34,859.68

DLF Ltd.[2]	4,370,000	33,643.65

Other securities		304,518	5.93

		602,139	11.72

American Funds Insurance Series

Global Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 9.36%

Virgin Media Inc.[1]	4,860,000	$81,794	1.59%

Toyota Motor Corp.[2]	1,452,900	61,081	1.19

News Corp., Class A	3,883,407	53,164	1.03

Honda Motor Co., Ltd.[2]	1,408,800	47,663.93

Home Depot, Inc.	1,200,000	34,716.68

Other securities		202,488	3.94

		480,906	9.36

Telecommunication services — 7.74%

Telefónica, SA2	4,087,799	113,850	2.21

Koninklijke KPN NV2	5,328,000	90,306	1.76

América Móvil, SAB de CV, Series L (ADR)	1,275,000	59,899
			1.32
América Móvil, SAB de CV, Series L	3,350,000	7,886

SOFTBANK CORP.[2]	1,651,300	38,618.75

Other securities		87,336	1.70

		397,895	7.74

Industrials — 7.01%

United Technologies Corp.	652,000	45,255.88

Tyco International Ltd.	1,133,750	40,452.79

KBR, Inc.	1,713,000	32,547.63

Siemens AG2	346,057	31,718.62

Other securities		210,286	4.09

		360,258	7.01

Energy — 6.81%

TOTAL SA2	1,035,000	66,276	1.29

Reliance Industries Ltd.[2]	2,074,000	48,400.94

Chevron Corp.	580,000	44,654.87

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	700,000	33,376.65

Other securities		157,058	3.06

		349,764	6.81

Materials — 5.40%

Barrick Gold Corp.	900,000	35,442.69

Sigma-Aldrich Corp.	659,649	33,332.65

Rio Tinto PLC[2]	581,250	31,368.61

Other securities		177,084	3.45

		277,226	5.40

Utilities — 2.63%

GDF Suez[2]	1,141,805	49,500.96

Other securities		85,891	1.67

		135,391	2.63

Miscellaneous — 3.24%

Other common stocks in initial period of acquisition	166,358	3.24

Total common stocks (cost: $3,773,988,000)	4,757,031	92.60

American Funds Insurance Series

Global Growth Fund

Preferred stocks — 0.15%

	Value (000)	Percent of net assets
Financials — 0.15%

Other securities	$7,738.15%

Total preferred stocks (cost: $6,891,000)	7,738.15

Convertible securities — 0.17%

Financials — 0.17%

Other securities	8,828.17

Total convertible securities (cost: $5,942,000)	8,828.17

Short-term securities — 7.01%

	Principal amount (000)

Fannie Mae 0.11%–0.25% due 1/5–8/16/2010	$71,200	71,189	1.38

Federal Home Loan Bank 0.075%–0.10% due 2/26–3/17/2010	62,800	62,793	1.22

International Bank for Reconstruction and Development 0.09%–0.10% due 2/16–2/18/2010	50,300	50,297.98

Other securities		176,084	3.43

Total short-term securities (cost: $360,352,000)		360,363	7.01

Total investment securities (cost: $4,147,173,000)		5,133,960	99.93

Other assets less liabilities		3,335.07

Net assets		$5,137,295	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,058,000, which represented .02% of the net assets of the fund) may be subject to legal or contractual restrictions on resale. Some of these securities (with an aggregate value of $143,975,000, which represented 2.80% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on such holdings and related transactions during the year ended December 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/09 (000)

AMG Advanced Metallurgical Group NV3	1,600,800	—	1,600,800	—	—	—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,739,880,000, which represented 53.33% of the net assets of the fund. This amount includes $2,707,415,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Unaffiliated issuer at 12/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Xinao Gas Holdings	2.95%

Jumbo	2.76

African Minerals	1.90

Kingboard Chemical Holdings	1.38

AAC Acoustic Technologies Holdings	1.35

Rovi	1.31

Kingboard Laminates	1.25

Modern Times Group	1.23

Volcano	1.22

Fourlis	1.11

Common stocks — 94.92%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 18.35%

Jumbo SA1,2	7,141,333	$90,647	2.76%

Modern Times Group MTG AB, Class B1	813,500	40,290	1.23

Fourlis[1,2]	2,804,285	36,556	1.11

Oceanus Group Ltd.[1,3]	81,265,000	25,207.77

Hankook Tire Co., Ltd.[1]	1,151,000	25,071.76

Golden Eagle Retail Group Ltd.[1]	11,915,000	24,078.73

Paddy Power PLC[1]	622,000	22,027.67

Pantaloon Retail (India) Ltd.[1]	2,500,000	20,251.62

Parkson Retail Group Ltd.[1]	11,368,000	19,887.61

Lions Gate Entertainment Corp.[3]	3,250,000	18,882.57

Central European Media Enterprises Ltd., Class A3	790,000	18,652.57

Other securities		260,622	7.95

		602,170	18.35

Information technology — 15.01%

Kingboard Chemical Holdings Ltd.[1]	11,482,000	45,245	1.38

AAC Acoustic Technologies Holdings Inc.[1]	27,066,000	44,458	1.35

Rovi Corp.[3]	1,347,989	42,960	1.31

Kingboard Laminates Holdings Ltd.[1]	59,286,509	40,924	1.25

Hittite Microwave Corp.[3]	525,000	21,394.65

VTech Holdings Ltd.[1]	2,124,000	20,253.62

Semtech Corp.[3]	1,170,000	19,902.61

Global Unichip Corp.[1]	3,576,627	18,837.57

Other securities		238,542	7.27

		492,515	15.01

Industrials — 12.99%

Monster Worldwide, Inc.[3]	2,100,000	36,540	1.11

Intertek Group PLC[1]	1,385,000	27,923.85

International Container Terminal Services, Inc.[1]	47,285,000	22,870.70

MSC Industrial Direct Co., Inc., Class A	477,000	22,419.68

Copart, Inc.[3]	540,000	19,780.60

Other securities		296,786	9.05

		426,318	12.99

Health care — 10.94%

Volcano Corp.[3]	2,295,478	39,895	1.22

Inverness Medical Innovations, Inc.[3]	784,577	32,568.99

Myriad Genetics, Inc.[3]	1,031,900	26,933.82

Talecris Biotherapeutics Holdings Corp.[3]	1,190,000	26,501.81

Cochlear Ltd.[1]	320,899	19,814.60

OJSC Pharmstandard (GDR)[1,3]	946,865	19,006.58

EGIS Nyrt.[1]	175,825	17,497.53

Other securities		176,966	5.39

		359,180	10.94

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Materials — 10.86%

African Minerals Ltd.[1,3]	7,905,000	$47,404
			1.90%
African Minerals Ltd.[1,3,4]	2,480,000	14,872

Jaguar Mining Inc.[3]	1,603,000	18,087
			.88
Jaguar Mining Inc.[3,4]	952,500	10,747

European Goldfields Ltd.[1,3]	4,691,100	26,498.81

Midas Holdings Ltd.[1]	40,325,000	26,176.80

AK Steel Holding Corp.	1,055,000	22,524.69

Other securities		190,055	5.78

		356,363	10.86

Financials — 8.34%

Industrial and Commercial Bank of China (Asia) Ltd.[1]	16,535,611	35,788	1.09

SVB Financial Group[3]	625,000	26,056.79

Other securities		211,758	6.46

		273,602	8.34

Energy — 5.13%

Heritage Oil Ltd.[1,3]	4,563,000	32,145.98

BJ Services Co.	1,332,500	24,784.76

Concho Resources Inc.[3]	454,000	20,385.62

Karoon Gas Australia Ltd.[1,3]	2,076,790	19,513.59

Other securities		71,547	2.18

		168,374	5.13

Consumer staples — 3.58%

Hite Brewery Co., Ltd.[1]	171,300	24,980.76

Kernel Holding SA1,3	1,555,000	22,666.69

Hypermarcas SA, ordinary nominative[3]	883,000	20,270.62

Other securities		49,455	1.51

		117,371	3.58

Utilities — 3.53%

Xinao Gas Holdings Ltd.[1]	37,865,700	96,732	2.95

Hyflux Ltd.[1]	7,612,000	19,112.58

		115,844	3.53

Telecommunication services — 1.24%

Other securities	40,733	1.24

Miscellaneous — 4.95%

Other common stocks in initial period of acquisition	162,326	4.95

Total common stocks (cost: $2,710,231,000)	3,114,796	94.92

American Funds Insurance Series

Global Small Capitalization Fund

Rights & warrants — 0.05%

	Value (000)	Percent of net assets
Other — 0.03%

Other securities	$1,059.03%

Miscellaneous — 0.02%

Other rights & warrants in initial period of acquisition	679.02

Total rights & warrants (cost: $3,898,000)	1,738.05

Convertible securities — 0.43%

Other — 0.43%

Other securities	14,191.43

Total convertible securities (cost: $11,868,000)	14,191.43

Bonds, notes & other debt instruments — 0.37%

Financials — 0.37%

Other securities	11,984.37

Total bonds, notes & other debt instruments (cost: $12,283,000)	11,984.37

Short-term securities — 4.20%

	Principal amount (000)

Eni Finance USA Inc. 0.17% due 1/15/2010[4]	$25,100	25,098.76

General Electric Capital Corp. 0.01% due 1/4/2010	24,300	24,300.74

National Australia Funding (Delaware) Inc. 0.185% due 3/9/2010[4]	19,800	19,792.60

Other securities		68,561	2.10

Total short-term securities (cost: $137,750,000)		137,751	4.20

Total investment securities (cost: $2,876,030,000)		3,280,460	99.97

Other assets less liabilities		1,145.03

Net assets		$3,281,605	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $5,366,000, which represented .16% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/09 (000)

Jumbo SA1	7,800,170	—	658,837	7,141,333	$2,159	$90,647

Fourlis[1]	2,804,285	—	—	2,804,285	1,270	36,556

Allied Gold Ltd.[1,3]	22,715,274	15,325,000	—	38,040,274	—	11,302

Allied Gold Ltd. (CDI)[1,3]	—	12,000,000	—	12,000,000	—	3,663

Allied Gold Ltd. (GBP denominated)[1,3]	3,800,000	—	—	3,800,000	—	1,160

JVM Co., Ltd.[1,3]	411,500	—	—	411,500	—	13,010

Pursuit Dynamics PLC[1,3]	—	4,229,200	—	4,229,200	—	10,258

Conquest Mining Ltd.[1,3]	—	20,000,000	—	20,000,000	—	8,869

Airesis SA1,3	3,294,151	—	—	3,294,151	—	4,186

African Minerals Ltd.[1,3,5]	6,905,000	1,000,000	—	7,905,000	—	—

African Minerals Ltd.[1,3,4,5]	2,480,000	—	—	2,480,000	—	—

CallWave, Inc.[5]	1,348,700	—	1,348,700	—	—	—

Horizon North Logistics Inc.[3,5]	5,700,000	—	3,000,000	2,700,000	—	—

Ondine Biopharma Corp.[3,4,5]	2,620,000	—	—	2,620,000	—	—

Ondine Biopharma Corp.[3,5]	400,000	—	—	400,000	—	—

Ondine Biopharma Corp. (GBP denominated)[1,3,4,5]	490,000	—	—	490,000	—	—

OSIM International Ltd.[5]	28,920,000	6,426,667	35,346,667	—	—	—

OSIM International Ltd., rights, expire 2009[5]	—	6,426,667	6,426,667	—	—	—

Rambler Media Ltd.[5]	924,894	—	924,894	—	—	—

					$3,429	$179,651

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,843,382,000, which represented 56.17% of the net assets of the fund. This amount includes $1,812,473,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]	Security did not produce income during the last 12 months.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $136,445,000, which represented 4.16% of the net assets of the fund.

[5]	Unaffiliated issuer at 12/31/2009.

Key to abbreviations
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Google	2.60%

Cisco Systems	2.23

Microsoft	2.18

Apple	2.05

Suncor	1.96

Wells Fargo	1.92

Gilead Sciences	1.68

Barrick Gold	1.58

Oracle	1.57

First Solar	1.56

Common stocks — 96.10%

	Shares	Value (000)	Percent of net assets
Information technology — 19.72%

Google Inc., Class A1	1,049,000	$650,359	2.60%

Cisco Systems, Inc.[1]	23,315,000	558,161	2.23

Microsoft Corp.	17,830,000	543,637	2.18

Apple Inc.[1]	2,435,000	513,444	2.05

Oracle Corp.	16,040,540	393,635	1.57

Fidelity National Information Services, Inc.	12,040,000	282,218	1.13

QUALCOMM Inc.	5,180,000	239,627.96

Lender Processing Services, Inc.[2]	5,785,000	235,218.94

EMC Corp.[1]	10,000,000	174,700.70

Corning Inc.	7,700,000	148,687.60

Other securities		1,189,418	4.76

		4,929,104	19.72

Energy — 12.73%

Suncor Energy Inc.	13,764,081	489,311	1.96

Canadian Natural Resources, Ltd.	4,625,700	335,868	1.34

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	203,117.81

Tenaris SA (ADR)	4,670,000	199,176.80

Pacific Rubiales Energy Corp.[1,2]	12,550,000	185,246.74

Noble Energy, Inc.	2,400,000	170,928.68

Devon Energy Corp.	2,324,700	170,865.68

Murphy Oil Corp.	2,698,800	146,275.59

Core Laboratories NV2	1,197,700	141,472.57

Other securities		1,138,859	4.56

		3,181,117	12.73

Health care — 12.57%

Gilead Sciences, Inc.[1]	9,730,000	421,114	1.68

Intuitive Surgical, Inc.[1]	1,055,000	320,003	1.28

Roche Holding AG3	1,312,500	223,030.89

Vertex Pharmaceuticals Inc.[1]	4,257,000	182,412.73

Zimmer Holdings, Inc.[1]	2,960,000	174,966.70

Shire Ltd. (ADR)	2,700,000	158,490.64

Covidien PLC	2,875,000	137,684.55

Other securities		1,525,691	6.10

		3,143,390	12.57

Financials — 12.16%

Wells Fargo & Co.	17,770,296	479,620	1.92

Berkshire Hathaway Inc., Class A1	3,889	385,789	1.54

Bank of America Corp.	21,430,000	322,736	1.29

Fairfax Financial Holdings Ltd.	230,000	89,691
			.70
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	84,217

Citigroup Inc.	47,050,000	155,736.62

Goldman Sachs Group, Inc.	800,000	135,072.54

Other securities		1,386,075	5.55

		3,038,936	12.16

American Funds Insurance Series

Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Materials — 10.56%

Barrick Gold Corp.	10,000,000	$393,800	1.58%

Newmont Mining Corp.	7,305,000	345,600	1.38

Rio Tinto PLC[3]	5,902,955	318,561	1.27

Potash Corp. of Saskatchewan Inc.	2,800,000	303,800	1.22

Monsanto Co.	3,645,000	297,979	1.19

Freeport-McMoRan Copper & Gold Inc.[1]	2,000,000	160,580.64

Other securities		819,353	3.28

		2,639,673	10.56

Consumer discretionary — 10.55%

Johnson Controls, Inc.	10,949,100	298,253	1.19

CarMax, Inc.[1]	7,842,500	190,181.76

Wynn Resorts, Ltd.[1]	3,220,000	187,501.75

Best Buy Co., Inc.	4,100,000	161,786.65

Starbucks Corp.[1]	6,993,000	161,259.65

Other securities		1,639,392	6.55

		2,638,372	10.55

Industrials — 8.12%

First Solar, Inc.[1]	2,885,095	390,642	1.56

Boeing Co.	3,665,000	198,386.79

United Technologies Corp.	2,075,000	144,026.58

Lockheed Martin Corp.	1,820,000	137,137.55

Other securities		1,159,525	4.64

		2,029,716	8.12

Consumer staples — 5.29%

Philip Morris International Inc.	5,930,000	285,767	1.14

Coca-Cola Co.	4,515,000	257,355	1.03

Wal-Mart Stores, Inc.	2,500,000	133,625.54

Other securities		645,098	2.58

		1,321,845	5.29

Telecommunication services — 1.76%

Other securities	440,390	1.76

Utilities — 1.29%

Other securities	321,396	1.29

Miscellaneous — 1.35%

Other common stocks in initial period of acquisition	336,519	1.35

Total common stocks (cost: $20,597,158,000)	24,020,458	96.10

American Funds Insurance Series

Growth Fund

Convertible securities — 0.04%

	Value (000)	Percent of net assets
Other — 0.04%

Other securities	$11,550.04%

Total convertible securities (cost: $8,750,000)	11,550.04

Short-term securities — 3.98%

	Principal amount (000)

U.S. Treasury Bills 0.17%–0.287% due 6/10–8/26/2010	$285,600	285,270	1.14

Freddie Mac 0.085%–0.25% due 1/27–6/23/2010	191,000	190,935.76

Coca-Cola Co. 0.13%–0.24% due 1/12–5/11/2010[4]	50,300	50,286.20

NetJets Inc. 0.10% due 1/11/2010[4]	25,000	24,999.10

Variable Funding Capital Company LLC 0.21% due 1/14/2010[4]	23,900	23,896.10

Bank of America Corp. 0.21% due 1/13/2010	18,400	18,398.07

Other securities		401,312	1.61

Total short-term securities (cost: $995,076,000)		995,096	3.98

Total investment securities (cost: $21,600,984,000)		25,027,104	100.12

Other assets less liabilities		(31,022)	(.12)

Net assets		$24,996,082	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Growth Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/09 (000)

Lender Processing Services, Inc.	5,785,000	—	—	5,785,000	$2,314	$235,218

Pacific Rubiales Energy Corp.[1]	12,550,000	—	—	12,550,000	—	185,246

Core Laboratories NV	1,197,700	—	—	1,197,700	1,171	141,472

lululemon athletica inc.[1]	4,185,000	—	185,000	4,000,000	—	120,400

Palm, Inc.[1]	—	9,250,000	—	9,250,000	—	92,870

Blue Nile, Inc.[1]	1,043,000	—	—	1,043,000	—	66,053

Minerals Technologies Inc.	1,025,000	—	—	1,025,000	205	55,832

Heartland Payment Systems, Inc.	2,426,600	—	—	2,426,600	133	31,861

KGen Power Corp.[1,3,5]	3,166,128	—	—	3,166,128	—	18,997

Chipotle Mexican Grill, Inc.[1,6]	920,000	781,400	460,000	1,241,400	—	—

Chipotle Mexican Grill, Inc., Class B6	1,195,200	—	1,195,200	—	—	—

DataPath, Inc.[6]	2,819,968	—	2,819,968	—	—	—

Digital River, Inc.[1,6]	2,625,000	—	1,605,000	1,020,000	—	—

Graco Inc.[6]	3,018,707	—	643,707	2,375,000	2,060	—

Panalpina Welttransport (Holding) AG6	1,483,282	60,970	1,544,252	—	2,250	—

Uranium One Inc.[1,6]	24,544,500	1,000,000	—	25,544,500	—	—

					$8,133	$947,949

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,273,022,000, which represented 9.09% of the net assets of the fund. This amount includes $2,230,667,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $312,112,000, which represented 1.25% of the net assets of the fund.

[5]

Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 12/19/2006 at a cost of $44,326,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $42,355,000, which represented .17% of the net assets of the fund.

[6]	Unaffiliated issuer at 12/31/2009.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Bayer	5.25%

Gazprom	3.07

Novartis	2.84

ArcelorMittal	2.32

Inditex	2.11

América Móvil	1.99

Credit Suisse	1.85

Nestlé	1.77

Teva Pharmaceutical Industries	1.76

Banco Santander	1.71

Common stocks — 97.07%

	Shares	Value (000)	Percent of net assets
Financials — 21.91%

Credit Suisse Group AG1	3,516,613	$173,005	1.85%

Banco Santander, SA1	9,719,011	159,565	1.71

BNP Paribas SA1	1,896,155	149,523	1.60

Prudential PLC[1]	14,584,470	148,766	1.60

Itaú Unibanco Holding SA, preferred nominative (ADR)	5,781,150	132,041	1.42

UniCredit SpA[1,2]	36,893,437	122,632	1.31

Erste Bank der oesterreichischen Sparkassen AG1	3,088,804	114,409	1.23

Bank of China Ltd., Class H1	207,848,000	111,297	1.19

AXA SA1	4,493,423	106,193	1.14

Lloyds Banking Group PLC[1,2]	123,074,399	98,932	1.06

Société Générale[1]	1,156,848	79,986.86

Nomura Holdings, Inc.[1]	7,947,700	58,606.63

Other securities		588,912	6.31

		2,043,867	21.91

Health care — 12.96%

Bayer AG1	6,130,023	489,584	5.25

Novartis AG1	4,864,613	264,741	2.84

Teva Pharmaceutical Industries Ltd. (ADR)	2,928,000	164,495	1.76

Merck KGaA[1]	972,655	90,846.97

Richter Gedeon NYRT[1]	307,000	69,575.74

Other securities		130,274	1.40

		1,209,515	12.96

Consumer discretionary — 12.56%

Industria de Diseño Textil, SA1	3,181,000	196,962	2.11

Daimler AG1	2,607,000	139,182	1.49

Fiat SpA[1,2]	7,507,800	109,187	1.17

British Sky Broadcasting Group PLC[1]	9,457,500	85,306.91

adidas AG1	1,566,000	84,489.91

Marks and Spencer Group PLC[1]	9,880,000	64,178.69

Other securities		492,335	5.28

		1,171,639	12.56

Telecommunication services — 8.82%

América Móvil, SAB de CV, Series L (ADR)	3,961,500	186,111	1.99

MTN Group Ltd.[1]	9,665,900	153,882	1.65

Telefónica, SA1	4,245,000	118,228	1.27

Philippine Long Distance Telephone Co.[1]	1,254,800	70,716
			.96
Philippine Long Distance Telephone Co. (ADR)	340,000	19,268

Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	65,947,500	65,816.71

Other securities		208,538	2.24

		822,559	8.82

American Funds Insurance Series

International Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 8.42%

SAP AG1	2,550,000	$120,180	1.29%

HOYA CORP.[1]	4,158,300	110,305	1.18

Canon, Inc.[1]	2,054,500	86,905.93

Other securities		468,307	5.02

		785,697	8.42

Consumer staples — 8.10%

Nestlé SA1	3,404,800	165,231	1.77

Anheuser-Busch InBev NV1	2,612,414	134,869
			1.45
Anheuser-Busch InBev NV1,2	1,189,792	9

Pernod Ricard SA1	1,211,473	103,911	1.11

Imperial Tobacco Group PLC[1]	3,200,000	100,980	1.08

Danone SA1	1,234,806	75,144.81

L’Oréal SA1	559,000	62,017.66

Other securities		113,379	1.22

		755,540	8.10

Energy — 7.77%

OAO Gazprom (ADR)[1]	11,474,300	286,026	3.07

Royal Dutch Shell PLC, Class B1	2,512,719	73,316.79

Eni SpA[1]	2,806,000	71,386.76

Reliance Industries Ltd.[1]	3,055,000	71,294.76

Other securities		222,891	2.39

		724,913	7.77

Materials — 6.86%

ArcelorMittal[1]	4,775,220	216,421	2.32

Linde AG1	834,500	100,371	1.07

Other securities		323,391	3.47

		640,183	6.86

Industrials — 6.40%

BAE Systems PLC[1]	18,804,000	108,505	1.16

Ryanair Holdings PLC (ADR)[2]	3,311,400	88,812.95

Siemens AG1	901,000	82,582.89

Wolseley PLC[1,2]	3,188,152	63,862.68

Samsung Engineering Co., Ltd.[1]	665,000	61,380.66

Other securities		192,231	2.06

		597,372	6.40

Utilities — 1.80%

GDF Suez[1]	2,409,264	104,446	1.12

Other securities		63,956.68

		168,402	1.80

Miscellaneous — 1.47%

Other common stocks in initial period of acquisition	137,058	1.47

Total common stocks (cost: $7,558,336,000)	9,056,745	97.07

American Funds Insurance Series

International Fund

Preferred stocks — 0.11%

	Value (000)	Percent of net assets
Financials — 0.11%

Other securities	$10,537.11%

Total preferred stocks (cost: $8,575,000)	10,537.11

Bonds, notes & other debt instruments — 0.11%

Financials — 0.11%

Other securities	10,082.11

Total bonds, notes & other debt instruments (cost: $9,081,000)	10,082.11

Short-term securities — 2.75%

	Principal amount (000)

Federal Home Loan Bank 0.085%–0.10% due 3/12–3/17/2010	$59,300	59,293.64

Eni Finance USA Inc. 0.17%–0.18% due 1/6–1/29/2010[3]	30,300	30,297.33

GDF SUEZ 0.19% due 1/25–1/29/2010[3]	17,800	17,798.19

Other securities		148,670	1.59
Total short-term securities (cost: $256,048,000)		256,058	2.75

Total investment securities (cost: $7,832,040,000)		9,333,422	100.04

Other assets less liabilities		(3,333)	(.04)

Net assets		$9,330,089	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $5,389,000, which represented .06% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $8,135,886,000, which represented 87.20% of the net assets of the fund. This amount includes $8,130,497,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $89,676,000, which represented .96% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

América Móvil	2.04%

Telefónica	1.84

Samsung Electronics	1.60

Holcim	1.58

Toyota Motor	1.52

Cochlear	1.47

Tesco	1.47

Anheuser-Busch InBev	1.41

Google	1.40

Itaú Unibanco Holding	1.20

Common stocks — 83.35%

	Shares	Value (000)	Percent of net assets
Consumer staples — 15.57%

Tesco PLC[1]	4,242,418	$29,187	1.47%

Anheuser-Busch InBev NV1	546,000	28,188	1.41

Wal-Mart de México, SAB de CV, Series V (ADR)[1]	393,000	17,643
			1.04
Wal-Mart de México, SAB de CV, Series V	705,000	3,165

Nestlé SA1	380,000	18,441.93

China Yurun Food Group Ltd.[1]	6,119,000	18,099.91

Coca-Cola Co.	287,000	16,359.82

SABMiller PLC[1]	529,000	15,533.78

Pernod Ricard SA1	176,297	15,121.76

United Spirits Ltd.[1]	550,142	14,783.74

Beiersdorf AG1	220,000	14,448.73

Other securities		119,237	5.98

		310,204	15.57

Financials — 12.79%

Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	12,769
			1.20
Itaú Unibanco Holding SA, preferred nominative	497,950	11,056

Amil Participações SA, ordinary nominative	2,697,410	21,207	1.06

PT Bank Rakyat Indonesia (Persero) Tbk[1]	25,653,150	20,673	1.04

Banco Santander, SA1	1,256,360	20,627	1.04

China Life Insurance Co. Ltd., Class H1	4,195,000	20,530	1.03

Türkiye Garanti Bankasi AS1	4,510,000	19,160.96

DLF Ltd.[1]	2,350,000	18,092.91

Housing Development Finance Corp. Ltd.[1]	260,000	14,960.75

Other securities		95,684	4.80

		254,758	12.79

Information technology — 8.44%

Samsung Electronics Co. Ltd.[1]	46,725	31,935	1.60

Google Inc., Class A2	45,000	27,899	1.40

Infosys Technologies Ltd.[1]	410,200	22,895	1.15

HTC Corp.[1]	1,345,100	15,325.77

Cielo SA, ordinary nominative	1,581,600	13,923.70

Other securities		56,085	2.82

		168,062	8.44

Industrials — 8.35%

Murray & Roberts Holdings Ltd.[1]	3,375,000	21,103	1.06

Boart Longyear Ltd.[1,2]	62,900,000	19,772.99

Schneider Electric SA1	144,335	16,709.84

Enka Insaat ve Sanayi AS1	2,904,999	13,364.67

Other securities		95,477	4.79

		166,425	8.35

American Funds Insurance Series

New World Fund

Rights & warrants — 0.00%

Financials — 0.00%		Value (000)	Percent of net assets
Other securities		$41.00%

Miscellaneous — 0.00%
Other rights & warrants in initial period of acquisition		46.00
Total rights & warrants (cost: $21,000)		87.00

Bonds, notes & other debt instruments — 9.29%	Principal amount (000)
Bonds & notes of governments outside the U.S. — 8.54%
Brazil (Federal Republic of) Global:
11.00% 2040	$13,375	17,889
5.875%–10.125% 2010–2037[3]	11,724	13,723
12.50% 2016–2022	BRL 4,100	2,671	2.64
Brazilian Treasury Bill 6.00% 2010–2045[1,4]	16,364	9,252
Brazil (Federal Republic of) 10.00% 2014–2017[1]	18,100	9,122
Turkey (Republic of):
10.00%–16.00% 2011–2013[1,4]	TRY15,895	11,781
			1.18
6.75%–7.50% 2015–2036	$10,700	11,769
United Mexican States Government Global 5.625%–9.875% 2010–2040	12,130	12,809
			1.05
United Mexican States Government 7.75%–10.00% 2012–2024	MXN100,671	8,168
Other securities		73,021	3.67

		170,205	8.54

Energy — 0.32%
Petrobras International 5.75%–6.875% 2020–2040	$1,600	1,639.08
Other securities		4,761.24
		6,400.32

Other — 0.43%
Other securities		8,509.43

Total bonds, notes & other debt instruments (cost: $171,310,000)		185,114	9.29

New World Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Telecommunication services — 7.54%

América Móvil, SAB de CV, Series L (ADR)	864,875	$40,632	2.04%

Telefónica, SA1	1,317,000	36,680	1.84

Telefónica 02 Czech Republic, AS1	685,000	15,568.78

Other securities		57,361	2.88

		150,241	7.54

Materials — 7.23%

Holcim Ltd[1,2]	407,011	31,515	1.58

Anglo American PLC (ZAR denominated)[1,2]	401,850	17,183.86

Fibria Celulose SA, ordinary nominative (ADR)[2]	746,138	17,042.86

Linde AG1	109,000	13,110.66

Other securities		65,141	3.27

		143,991	7.23

Energy — 6.14%

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	413,520	19,717.99
OAO Gazprom (ADR)[1]	650,000	16,203.81

Other securities		86,467	4.34

		122,387	6.14

Consumer discretionary — 5.93%

Toyota Motor Corp.[1]	721,300	30,324	1.52

Truworths International Ltd.[1]	3,232,000	18,939.95

Honda Motor Co., Ltd.[1]	455,000	15,394.78

Other securities		53,387	2.68

		118,044	5.93

Health care — 4.65%

Cochlear Ltd.[1]	475,000	29,329	1.47

Novo Nordisk A/S, Class B1	310,020	19,834	1.00

Krka, dd, Novo mesto[1]	209,640	19,231.96

Other securities		24,341	1.22

		92,735	4.65

Utilities — 1.83%

Cia. Energética de Minas Gerais — Cemig, preferred nominative	775,000	14,054.71

Other securities		22,332	1.12

		36,386	1.83

Miscellaneous — 4.88%

Other common stocks in initial period of acquisition	97,193	4.88

Total common stocks (cost: $1,272,958,000)	1,660,426	83.35

American Funds Insurance Series

New World Fund

Short-term securities — 7.36%

	Principal amount (000)	Value (000)	Percent of net assets

Caisse d’Amortissement de la Dette Sociale 0.14%–0.21% due 1/20–2/2/2010	$34,400	$34,395	1.73%

Fannie Mae 0.09%–0.195% due 3/10–6/23/2010	18,800	18,786.94

U.S. Treasury Bills 0.10%–0.20% due 5/13–7/15/2010	18,500	18,485.93

KfW 0.20% due 1/29/2010[5]	17,000	16,998.85

ING (U.S.) Funding LLC 0.17% due 1/4/2010	13,800	13,800.69

GDF SUEZ 0.20% due 1/19/2010[5]	13,700	13,699.69

Other securities		30,396	1.53

Total short-term securities (cost: $146,559,000)		146,559	7.36

Total investment securities (cost: $1,590,848,000)		1,992,186	100.00

Other assets less liabilities		(50)	.00

Net assets		$1,992,136	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,203,824,000, which represented 60.43% of the net assets of the fund. This amount includes $1,155,714,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[4]	Index-linked bond whose principal amount moves with a government retail price index.

[5]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $76,288,000, which represented 3.83% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
BRL = Brazilian reais
MXN = Mexican pesos
TRY = New Turkish liras
ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Microsoft	4.87%

AT&T	4.62

Hewlett-Packard	4.21

Merck	3.42

Oracle	3.16

ConocoPhillips	3.06

IBM	2.90

Boeing	2.49

Medtronic	2.23

Bank of America	1.94

Common stocks — 92.88%

	Shares	Value (000)	Percent of net assets
Information technology — 21.60%

Microsoft Corp.	5,990,000	$182,635	4.87%

Hewlett-Packard Co.	3,070,000	158,136	4.21

Oracle Corp.	4,830,000	118,528	3.16

International Business Machines Corp.	830,000	108,647	2.90

Nokia Corp. (ADR)	5,500,000	70,675	1.88

Intel Corp.	2,200,000	44,880	1.20

Texas Instruments Inc.	1,250,000	32,575.87

Cisco Systems, Inc.[1]	1,300,000	31,122.83

Other securities		63,085	1.68

		810,283	21.60

Industrials — 15.72%

Boeing Co.	1,725,000	93,374	2.49

United Technologies Corp.	760,000	52,752	1.40

United Parcel Service, Inc., Class B	850,000	48,764	1.30

General Electric Co.	3,100,000	46,903	1.25

CSX Corp.	895,000	43,399	1.16

Rockwell Automation	700,000	32,886.88

Illinois Tool Works Inc.	650,000	31,193.83

Norfolk Southern Corp.	592,800	31,075.83

Burlington Northern Santa Fe Corp.	270,000	26,627.71

Emerson Electric Co.	600,000	25,560.68

Other securities		157,428	4.19

		589,961	15.72

Health care — 14.42%

Merck & Co., Inc.	3,510,000	128,255	3.42

Medtronic, Inc.	1,900,000	83,562	2.23

Abbott Laboratories	1,050,000	56,689	1.51

Amgen Inc.[1]	875,000	49,499	1.32

AstraZeneca PLC (ADR)	975,000	45,767	1.22

Eli Lilly and Co.	1,125,000	40,174	1.07

Pfizer Inc	1,900,000	34,561.92

Bristol-Myers Squibb Co.	1,355,000	34,214.91

Other securities		68,447	1.82

		541,168	14.42

Consumer discretionary — 9.66%

CBS Corp., Class B, nonvoting shares	5,000,000	70,250	1.87

Target Corp.	1,350,000	65,299	1.74

Lowe’s Companies, Inc.	2,300,000	53,797	1.43

Leggett & Platt, Inc.	2,000,000	40,800	1.09

Time Warner Inc.	1,000,000	29,140.78

Other securities		103,211	2.75

		362,497	9.66

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 7.56%

ConocoPhillips	2,245,000	$114,652	3.06%

Schlumberger Ltd.	950,000	61,835	1.64

Royal Dutch Shell PLC, Class A (ADR)	900,000	54,099	1.44

Other securities		53,240	1.42

		283,826	7.56

Financials — 7.31%

Bank of America Corp.	4,846,113	72,983	1.94

JPMorgan Chase & Co.	1,485,000	61,880	1.65

American Express Co.	1,500,000	60,780	1.62

Capital One Financial Corp.	1,010,000	38,723	1.03

Other securities		39,914	1.07

		274,280	7.31

Telecommunication services — 6.99%

AT&T Inc.	6,180,000	173,225	4.62

Verizon Communications Inc.	2,000,000	66,260	1.76

Other securities		22,927.61

		262,412	6.99

Consumer staples — 5.06%

Walgreen Co.	1,107,083	40,652	1.09

Kimberly-Clark Corp.	555,000	35,359.94

PepsiCo, Inc.	550,000	33,440.89

Kellogg Co.	592,000	31,495.84

ConAgra Foods, Inc.	1,200,000	27,660.74

Other securities		21,123.56

		189,729	5.06

Utilities — 1.95%

Southern Co.	750,000	24,990.67

Other securities		48,094	1.28

		73,084	1.95

Materials — 0.54%

Other securities	20,265.54

Miscellaneous — 2.07%

Other common stocks in initial period of acquisition	77,624	2.07

Total common stocks (cost: $3,110,805,000)	3,485,129	92.88

Rights & warrants — 0.00%

Financials — 0.00%

Other securities	—	.00

Total rights & warrants (cost: $230,000)	—	.00

American Funds Insurance Series

Blue Chip Income and Growth Fund

Convertible securities — 0.33%

	Value (000)	Percent of net assets
Miscellaneous — 0.33%

Other convertible securities in initial period of acquisition	$12,442.33%

Total convertible securities (cost: $12,508,000)	12,442.33

Short-term securities — 7.35%

	Principal amount (000)

U.S. Treasury Bills 0.20%–0.30% due 6/10–7/15/2010	$60,800	60,750	1.62

Freddie Mac 0.07%–0.22% due 1/4–3/29/2010	45,600	45,595	1.22

Fannie Mae 0.09%–0.165% due 1/19–3/31/2010	44,900	44,895	1.20

Jupiter Securitization Co., LLC 0.21% due 01/14/2010[2]	15,600	15,597
			.78
Park Avenue Receivables Co., LLC 0.22% due 1/14/2010[2]	13,600	13,599

Abbott Laboratories 0.08% due 1/8/2010[2]	15,800	15,800.42

Medtronic Inc. 0.10% due 1/27/2010[2]	5,300	5,300.14

Other securities		74,392	1.97

Total short-term securities (cost: $275,906,000)		275,928	7.35

Total investment securities (cost: $3,399,449,000)		3,773,499	100.56

Other assets less liabilities		(21,186)	(.56)

Net assets		$3,752,313	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (which represented less than .01% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $91,390,000, which represented 2.44% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Microsoft	3.57%

Oracle	2.94

Hewlett-Packard	1.92

Google	1.67

Yahoo	1.66

AT&T	1.64

Merck	1.63

ConocoPhillips	1.45

Time Warner	1.35

Philip Morris International	1.34

Common stocks — 91.55%

	Shares	Value (000)	Percent of net assets
Information technology — 24.29%

Microsoft Corp.	28,810,100	$878,420	3.57%

Oracle Corp.	29,417,500	721,905	2.94

Hewlett-Packard Co.	9,185,000	473,119	1.92

Google Inc., Class A1	662,500	410,737	1.67

Yahoo! Inc.[1]	24,371,300	408,950	1.66

Intel Corp.	16,011,900	326,643	1.33

International Business Machines Corp.	2,306,200	301,882	1.23

Cisco Systems, Inc.[1]	12,000,000	287,280	1.17

Corning Inc.	12,000,000	231,720.94

Accenture PLC, Class A	5,475,000	227,213.92

Flextronics International Ltd.[1]	28,587,764	208,977.85

Other securities		1,496,206	6.09

		5,973,052	24.29

Industrials — 12.15%

United Technologies Corp.	4,075,000	282,846	1.15

Union Pacific Corp.	4,008,200	256,124	1.04

CSX Corp.	4,503,023	218,351.89

United Parcel Service, Inc., Class B	3,800,000	218,006.89

Precision Castparts Corp.	1,865,000	205,803.84

3M Co.	2,401,000	198,491.81

Norfolk Southern Corp.	3,565,300	186,893.76

General Dynamics Corp.	2,707,000	184,536.75

Boeing Co.	3,200,000	173,216.70

General Electric Co.	10,500,000	158,865.65

Other securities		903,567	3.67

		2,986,698	12.15

Consumer discretionary — 10.34%

Time Warner Inc.	11,394,989	332,050	1.35

News Corp., Class A	14,500,200	198,508.81

Lowe’s Companies, Inc.	8,430,477	197,189.80

Best Buy Co., Inc.	4,800,000	189,408.77

Target Corp.	3,840,000	185,741.76

Time Warner Cable Inc.	3,827,242	158,409.64

Other securities		1,281,811	5.21

		2,543,116	10.34

Health care — 8.92%

Merck & Co., Inc.	10,990,361	401,588	1.63

Abbott Laboratories	5,380,000	290,466	1.18

Medtronic, Inc.	5,115,000	224,958.92

Other securities		1,275,522	5.19

		2,192,534	8.92

American Funds Insurance Series

Growth-Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 8.40%

ConocoPhillips	7,003,000	$357,643	1.45%

Schlumberger Ltd.	4,725,000	307,550	1.25

Royal Dutch Shell PLC, Class A (ADR)	3,835,000	230,522
Royal Dutch Shell PLC, Class B (ADR)	1,190,391	69,197	1.24
Royal Dutch Shell PLC, Class B2	139,816	4,080

Baker Hughes Inc.	5,844,700	236,594.96

Chevron Corp.	2,738,200	210,814.86

Other securities		649,615	2.64

		2,066,015	8.40

Financials — 7.63%

Bank of America Corp.	13,341,452	200,922.82

Capital One Financial Corp.	5,000,000	191,700.78

HSBC Holdings PLC (Hong Kong)[2]	8,105,309	92,284
			.73
HSBC Holdings PLC (ADR)	1,538,570	87,837

JPMorgan Chase & Co.	4,247,900	177,010.72

Citigroup Inc.	49,875,775	165,089.67

Other securities		961,860	3.91

		1,876,702	7.63

Consumer staples — 6.80%

Philip Morris International Inc.	6,819,500	328,632	1.34

PepsiCo, Inc.	5,318,419	323,360	1.32

Molson Coors Brewing Co., Class B	5,084,900	229,634.93

CVS/Caremark Corp.	5,000,000	161,050.65

Other securities		629,123	2.56

		1,671,799	6.80

Materials — 4.38%

Air Products and Chemicals, Inc.	2,807,909	227,609.93

Other securities		848,512	3.45

		1,076,121	4.38

Telecommunication services — 4.00%

AT&T Inc.	14,350,000	402,231	1.64

Verizon Communications Inc.	5,150,000	170,619.69

Other securities		411,049	1.67

		983,899	4.00

Utilities — 2.12%

Other securities	519,934	2.12

Miscellaneous — 2.52%

Other common stocks in initial period of acquisition	619,271	2.52

Total common stocks (cost: $20,694,646,000)	22,509,141	91.55

American Funds Insurance Series

Growth-Income Fund

Preferred stocks — 0.05%

	Value (000)	Percent of net assets
Financials — 0.05%

Other securities	$12,969.05%

Total preferred stocks (cost: $9,983,000)	12,969.05

Rights & warrants — 0.00%

Financials — 0.00%

Other securities	—	.00

Total rights & warrants (cost: $6,131,000)	—	.00

Convertible securities — 0.57%

	Shares
Financials — 0.47%

Bank of America Corp., Series S, 10.00% convertible preferred[1]	2,500,000	37,300.15

Other securities		77,186.32

		114,486.47

Industrials — 0.06%

Other securities	14,838.06

Miscellaneous — 0.04%

Other convertible securities in initial period of acquisition	9,990.04

Total convertible securities (cost: $139,776,000)	139,314.57

American Funds Insurance Series

Growth-Income Fund

Bonds, notes & other debt instruments — 0.01%

	Principal amount (000)	Value (000)	Percent of net assets
Financials — 0.01%

Bank of America Corp. 4.25%–4.375% 2010	$2,395	$2,471.01%

Total bonds, notes & other debt instruments (cost: $2,268,000)		2,471.01

Short-term securities — 7.84%

Freddie Mac 0.08%–0.43% due 1/4–9/15/2010	498,971	498,841	2.03

U.S. Treasury Bills 0.06%–0.287% due 2/4–8/26/2010	314,200	313,983	1.28

Fannie Mae 0.09%–0.55% due 1/5–8/5/2010	246,100	245,940	1.00

Bank of America Corp. 0.25% due 2/9/2010	54,300	54,286
			.55
Ranger Funding Co. LLC 0.23% due 1/20–2/5/2010[3]	80,066	80,050

JPMorgan Chase Funding Inc. 0.18% due 1/19/2010[3]	98,900	98,887
			.50
Park Avenue Receivables Co., LLC 0.19% due 1/7/2010[3]	25,000	24,999

Medtronic Inc. 0.11% due 3/1/2010[3]	21,500	21,493.09

Other securities		589,001	2.39

Total short-term securities (cost: $1,927,221,000)		1,927,480	7.84

Total investment securities (cost: $22,780,025,000)		24,591,375	100.02

Other assets less liabilities		(4,682)	(.02)

Net assets		$24,586,693	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,835,244,000, which represented 7.46% of the net assets of the fund. This amount includes $1,833,361,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $589,272,000, which represented 2.40% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund
Summary investment portfolio December 31, 2009

Largest individual equity securities	Percent of net assets

Cisco Systems	1.80%

Hewlett-Packard	1.71

BHP Billiton	1.71

Johnson & Johnson	1.68

Monsanto	1.63

IBM	1.59

Oracle	1.44

Microsoft	1.41

Chevron	1.34

Boeing	1.25

Common stocks — 70.24%	Shares	Value (000)	Percent of net assets
Information technology — 15.19%

Cisco Systems, Inc.[1]	7,310,000	$175,001	1.80%

Hewlett-Packard Co.	3,230,000	166,377	1.71

International Business Machines Corp.	1,180,000	154,462	1.59

Oracle Corp.	5,722,500	140,430	1.44

Microsoft Corp.	4,500,000	137,205	1.41

Google Inc., Class A1	170,000	105,397	1.08

Apple Inc.[1]	380,000	80,127.82

Corning Inc.	4,100,000	79,171.82

Paychex, Inc.	2,420,000	74,149.76

KLA-Tencor Corp.	1,750,000	63,280.65

Other securities		302,609	3.11

		1,478,208	15.19

Health care — 10.51%

Johnson & Johnson	2,540,000	163,601	1.68

Amgen Inc.[1]	2,050,000	115,969	1.19

Abbott Laboratories	2,090,000	112,839	1.16

Cardinal Health, Inc.	2,800,000	90,272.93

Zimmer Holdings, Inc.[1]	1,250,000	73,888.76

Eli Lilly and Co.	2,000,000	71,420.73

Gilead Sciences, Inc.[1]	1,500,000	64,920.67

Other securities		329,944	3.39

		1,022,853	10.51

Materials — 7.87%

BHP Billiton Ltd.[2]	4,340,000	166,186	1.71

Monsanto Co.	1,940,000	158,595	1.63

Dow Chemical Co.	4,000,000	110,520	1.13

Rio Tinto PLC[2]	1,681,753	90,758.93

Newmont Mining Corp.	1,500,000	70,965.73

Other securities		168,995	1.74

		766,019	7.87

Financials — 7.59%

ACE Ltd.	2,320,000	116,928	1.20

T. Rowe Price Group, Inc.	1,700,000	90,525.93

Wells Fargo & Co.	3,200,000	86,368.89

Moody’s Corp.	3,135,000	84,018.86

JPMorgan Chase & Co.	2,000,000	83,340.86

Marsh & McLennan Companies, Inc.	2,940,000	64,915.67

Other securities		212,522	2.18

		738,616	7.59

Industrials — 6.94%

Boeing Co.	2,250,000	121,792	1.25

Other securities		553,211	5.69

		675,003	6.94

American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 6.78%

Chevron Corp.	1,700,000	$130,883	1.34%

Smith International, Inc.	4,045,000	109,903	1.13

Schlumberger Ltd.	1,350,000	87,871.90

Suncor Energy Inc.	2,150,000	76,432.79

Apache Corp.	640,000	66,029.68

Other securities		188,578	1.94

		659,696	6.78

Consumer discretionary — 6.29%

Comcast Corp., Class A	5,500,000	92,730.95

McDonald’s Corp.	1,330,000	83,045.86

Home Depot, Inc.	2,500,000	72,325.75

Johnson Controls, Inc.	2,650,000	72,186.74

Best Buy Co., Inc.	1,705,350	67,293.69

Other securities		223,980	2.30

		611,559	6.29

Consumer staples — 3.34%

Coca-Cola Co.	2,000,000	114,000	1.17

Unilever NV (New York registered)	1,980,000	64,014.66

Other securities		147,272	1.51

		325,286	3.34

Utilities — 1.96%

Exelon Corp.	1,850,000	90,410.93

Other securities		100,265	1.03

		190,675	1.96

Telecommunication services — 1.37%

AT&T Inc.	3,100,000	86,893.89

Other securities		46,787.48

		133,680	1.37

Miscellaneous — 2.40%

Other common stocks in initial period of acquisition	233,658	2.40

Total common stocks (cost: $6,017,544,000)	6,835,253	70.24

Preferred stocks — 0.08%

Financials — 0.08%

Other securities	7,568.08

Total preferred stocks (cost: $8,261,000)	7,568.08

American Funds Insurance Series

Asset Allocation Fund

Rights & warrants — 0.00%	Value (000)	Percent of net assets
Other — 0.00%

Other securities	$—	.00%

Total rights & warrants (cost: $117,000)	—	.00

Bonds, notes & other debt instruments — 23.14%	Principal amount (000)
Bonds & notes of U.S. government & government agencies — 8.88%

U.S. Treasury:
3.875% 2010	$164,000	167,992
4.625% 2011	149,000	159,220
			8.21
1.875% 2014	92,000	90,124
1.50%–8.875% 2010–2039[2,3]	370,258	381,659

Fannie Mae 6.25% 2029	15,575	17,855.18

Other securities		47,201.49

		864,051	8.88

Mortgage-backed obligations[4] — 5.12%

Fannie Mae 0%–7.50% 2012–2047	231,802	240,353	2.47

Freddie Mac 5.00%–7.50% 2018–2040[5]	98,839	102,676	1.06

Other securities		155,237	1.59

		498,266	5.12

Financials — 1.87%

JPMorgan Chase & Co. 6.30% 2019	4,070	4,485.05

Other securities		177,851	1.82

		182,336	1.87

Health care — 1.35%

Abbott Laboratories 5.125% 2019	2,400	2,515.02

Other securities		129,248	1.33

		131,763	1.35

Industrials — 1.23%

Other securities	119,649	1.23

Consumer discretionary — 1.10%

Comcast Corp. 6.45%–6.95% 2037	6,875	7,414.08

Other securities		99,381	1.02

		106,795	1.10

Telecommunication services — 1.01%

Other securities	98,224	1.01

Other — 2.58%

BHP Billiton Finance (USA) Ltd. 5.50% 2014	2,200	2,415.03

Hewlett-Packard Co. 5.50% 2018	3,100	3,302.03

Other securities		245,193	2.52

		250,910	2.58

Total bonds, notes & other debt instruments (cost: $2,218,919,000)		2,251,994	23.14

American Funds Insurance Series

Asset Allocation Fund

Short-term securities — 6.90%	Principal amount (000)	Value (000)	Percent of net assets

Freddie Mac 0.07%–0.31% due 2/23–9/14/2010	$175,200	$175,122	1.80%

Fannie Mae 0.15%–0.21% due 4/14–7/1/2010	83,200	83,149.86

Coca-Cola Co. 0.18%–0.23% due 1/6–1/7/2010[6]	38,200	38,199.39

JPMorgan Chase Funding Inc. 0.18% due 1/19/2010[6]	30,000	29,996.31

Park Avenue Receivables Co., LLC 0.16% due 1/19/2010[6]	23,400	23,398.24

U.S. Treasury Bill 0.166% due 6/10/2010	13,000	12,990.13

Abbott Laboratories 0.08% due 1/8/2010[6]	11,700	11,700.12

JPMorgan Chase & Co. 0.03% due 1/4/2010	9,300	9,300.10

Other securities		287,395	2.95

Total short-term securities (cost: $671,214,000)		671,249	6.90

Total investment securities (cost: $8,916,055,000)		9,766,064	100.36

Other assets less liabilities		(34,460)	(.36)

Net assets		$9,731,604	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $576,180,000, which represented 5.92% of the net assets of the fund. This amount includes $496,228,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Index-linked bond whose principal amount moves with a government retail price index.

[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[5]	Coupon rate may change periodically.

[6]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $484,036,000, which represented 4.97% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2009

Largest holdings (by issuer)	Percent of net assets

U.S. Treasury	25.82%

Fannie Mae	16.45

Freddie Mac	4.42

Federal Home Loan Bank	1.59

United Mexican States Government	1.12

Polish Government	.91

Irish Government	.73

Bank of America	.70

South Korean Government	.70

Barclays	.62

Bonds, notes & other debt instruments — 90.76%	Principal amount (000)	Value (000)	Percent of net assets
Bonds & notes of U.S. government & government agencies — 31.36%

U.S. Treasury:
1.75% 2011	$67,140	$67,994
1.75% 2012	50,000	50,330
4.50% 2012	30,000	32,114
1.875% 2013[1,2]	40,606	42,855
2.00% 2013	136,795	136,089
3.375% 2013	105,760	111,031
1.75% 2014	147,660	144,885
2.00% 2014[1,2]	52,354	55,492
2.25% 2014	52,500	52,151
1.625% 2015[1,2]	56,606	58,982
4.00% 2015	38,480	40,908
4.125% 2015	31,970	34,097
4.25% 2015	89,250	95,553
2.375% 2016	104,000	99,523	25.82%
3.00% 2016	77,760	76,490
3.125% 2016	59,000	58,267
3.25% 2016	96,000	96,187
5.125% 2016	34,750	38,763
7.50% 2016	39,750	50,119
8.75% 2017	75,000	101,431
3.75% 2018	122,750	122,765
3.875% 2018	71,500	72,617
2.75% 2019	56,120	51,681
3.125% 2019	161,100	152,586
3.625% 2019	64,705	63,626
4.50% 2039	47,500	46,446
1.00%–9.25% 2011–2039[1,2]	210,321	218,855

Freddie Mac:
2.125% 2012	50,000	50,441
5.75% 2012	40,000	43,532	1.88
2.50%–5.25% 2010–2014	63,320	64,198

Federal Home Loan Bank:
1.75% 2012	44,000	43,998
4.00% 2013	30,000	31,770	1.59
2.25%–5.375% 2012–2016	55,250	57,672

Fannie Mae 2.50%–5.50% 2011–2014	70,500	72,450.86

United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.501%–2.20% 2012[3]	27,000	27,318.33

Other securities		74,300.88

		2,637,516	31.36

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations[4] — 20.26%

Fannie Mae:
4.50% 2021	$65,874	$68,334
4.50% 2024	33,131	34,128
4.50% 2024	32,922	33,925
4.50% 2025	174,515	179,532
6.00% 2037	46,511	49,345	15.57%
5.00% 2038	41,453	42,595
5.50% 2038	96,848	101,504
6.00% 2038	29,699	31,510
6.00% 2040	137,211	145,337
3.619%–10.037% 2010–2042[3]	597,360	623,058

Freddie Mac:
6.00% 2036	36,982	39,335
5.50% 2040	40,844	42,790	2.54
0%–6.50% 2015–2040[3]	126,767	131,690

Other securities		180,798	2.15

		1,703,881	20.26

Bonds & notes of governments & government agencies outside the U.S. — 9.59%

United Mexican States Government 7.75%–10.00% 2014–2036	MXN923,400	73,757
United Mexican States Government Global 5.875%–9.875% 2010–2040	$19,850	20,714	1.12

Other securities		712,113	8.47

		806,584	9.59

Financials — 8.03%

JPMorgan Chase & Co. 3.70%–6.30% 2015–2019[3]	30,550	31,670.38

Other securities		643,208	7.65

		674,878	8.03

Consumer discretionary — 3.83%

Other securities		322,129	3.83

Industrials — 3.59%

Other securities		302,018	3.59

Telecommunication services — 2.92%

Other securities		245,711	2.92

Utilities — 2.55%

Other securities		214,267	2.55

Energy — 2.39%

Other securities		201,142	2.39

Health care — 1.85%

Other securities		155,592	1.85

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Value (000)	Percent of net assets
Consumer staples — 1.43%

Other securities	$120,541	1.43%

Information technology — 1.30%

Other securities	109,369	1.30

Materials — 1.05%

Other securities	87,786	1.05

Other — 0.61%

Other securities	51,604.61

Total bonds, notes & other debt instruments (cost: $7,513,782,000)	7,633,018	90.76

Preferred stocks — 1.02%	Shares
Financials — 1.02%

JPMorgan Chase & Co., Series I, 7.90%[3]	4,350,000	4,502.05

Fannie Mae, Series O, 0%[3,5,6]	960,808	1,537.02

Freddie Mac, Series Z, 8.375%[6]	210,000	232.00

Other securities		79,513.95

Total preferred stocks (cost: $94,764,000)		85,784	1.02

Common stocks — 0.08%

Other — 0.06%

Other securities		5,349.06

Miscellaneous — 0.02%

Other common stocks in initial period of acquisition		1,249.02

Total common stocks (cost: $8,329,000)		6,598.08

Rights & warrants — 0.00%

Telecommunication services — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $52,000)		—	.00

American Funds Insurance Series

Bond Fund

Short-term securities — 11.63%	Principal amount (000)	Value (000)	Percent of net assets

U.S. Treasury Bills 0.17%–0.325% due 5/6–9/23/2010	$294,400	$294,109	3.50%

Freddie Mac 0.14%–0.24% due 3/29–5/18/2010	151,900	151,832	1.80

JPMorgan Chase Funding Inc. 0.18% due 1/19/2010[5]	50,000	49,993
JPMorgan Chase & Co. 0.03% due 1/4/2010	29,500	29,500	1.01
Park Avenue Receivables Co., LLC 0.15% due 1/4/2010[5]	5,500	5,500

Coca-Cola Co. 0.15%–0.22% due 2/2–5/13/2010[5]	66,850	66,807.79

Fannie Mae 0.25%–0.43% due 3/3–12/3/2010	66,300	66,154.79

Federal Home Loan Bank 0.122% due 1/13/2010	62,200	62,198.74

Johnson & Johnson 0.20% due 6/21/2010[5]	50,000	49,940.59

Chevron Funding Corp. 0.11% due 1/7/2010	40,000	39,999.48

Federal Farm Credit Banks 0.12%–0.20% due 1/6–6/15/2010	32,000	31,989.38

Other securities		130,576	1.55

Total short-term securities (cost: $978,465,000)		978,597	11.63

Total investment securities (cost: $8,595,392,000)		8,703,997	103.49

Other assets less liabilities		(293,852)	(3.49)

Net assets		$8,410,145	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $8,597,000, which represented .10% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government retail price index.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $177,905,000, which represented 2.12% of the net assets of the fund.

[3]	Coupon rate may change periodically.

[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[5]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,102,733,000, which represented 13.11% of the net assets of the fund.

[6]	Security did not produce income during the last 12 months.

Key to abbreviation

MXN = Mexican pesos

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund
Summary investment portfolio December 31, 2009

Largest holdings (by issuer)	Percent of net assets

Nielsen Co.	2.43%

CIT Group	2.37

NXP	2.22

Univision Communications	1.98

Freescale Semiconductor	1.73

Charter Communications	1.64

Sprint Nextel	1.61

Edison International	1.57

Virgin Media	1.44

Ford Motor	1.36

Bonds, notes & other debt instruments — 86.51%	Principal amount 000)	Value (000)	Percent of net assets
Consumer discretionary — 20.42%

Univision Communications, Inc.:
First Lien Term Loan B, 2.501% 2014[1,2,3]	$19,345	$16,854
10.50% 2015[1,4,5]	17,854	15,734	1.98%
12.00% 2014[4]	1,300	1,438

Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.
8.00%–10.875% 2012–2014[4]	10,725	11,355
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013[6]	8,858	9,135	1.64
Charter Communications Operating, LLC, Term Loans, 4.24%–7.25% 2014[1,2,3]	6,867	6,675
Charter Communications, Inc. 13.50% 2016[4]	856	1,003

NTL Cable PLC:
9.125% 2016	9,175	9,714
9.50% 2016	10,100	10,895
8.75% 2014	1,401	1,454	1.44
8.75% 2014[2]	€105	157
9.75% 2014[2]	£63	107
Virgin Media Finance 8.375% 2019[4]	$2,375	2,455

Michaels Stores, Inc. 10.00% 2014	9,400	9,776.57

Cinemark USA, Inc. 8.625% 2019[4]	9,100	9,510.55

Allison Transmission Holdings, Inc. 11.25% 2015[1,4,5]	8,941	9,388.54

AMC Entertainment Inc. 8.75% 2019	7,900	8,098.47

Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	8,225	7,989.46

Royal Caribbean Cruises Ltd. 11.875% 2015	6,550	7,606.44

FCE Bank PLC 7.125% 2013	€1,000	1,397.08

Other securities		210,795	12.25

		351,535	20.42

Financials — 12.50%

CIT Group Inc.:
Term Loan 2A, 9.50% 2012[1,2,3]	$8,500	8,734
Term Loan, 13.00% 2012[1,2,3]	12,000	12,447	2.31
7.00% 2013–2017	20,399	18,503

Ford Motor Credit Co. 3.034%–9.875% 2010–2016[1]	18,735	18,555	1.08

National City Preferred Capital Trust I 12.00% (undated)[1]	7,762	8,926.52

Developers Diversified Realty Corp. 9.625% 2016	8,325	8,701.50

Bank of America Corp. 5.75%–7.375% 2014–2017	3,750	4,012
Countrywide Financial Corp. 4.50%–5.80% 2010–2012	500	519.28
BankAmerica Capital II, Series 2, 8.00% 2026	265	262

Other securities		134,470	7.81

		215,129	12.50

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Industrials — 10.46%

Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	$11,025	$11,549
0%/12.50% 2016[7]	17,690	16,231	2.43%
11.50%–11.625% 2014–2016	10,380	11,678
Nielsen Finance LLC, Term Loan A, 2.235% 2013[1,2,3]	2,599	2,447

ARAMARK Corp. 8.50% 2015	8,000	8,280.48

RailAmerica, Inc. 9.25% 2017	7,267	7,767.45

DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	7,491	7,622.45

Other securities		114,457	6.65

		180,031	10.46

Telecommunication services — 9.71%

Nextel Communications, Inc.:
Series F, 5.95% 2014	12,095	11,354
Series D, 7.375% 2015	11,205	10,953	1.58
Series E, 6.875% 2013	2,205	2,150
Sprint Capital Corp. 8.375% 2012	2,600	2,704

Qwest Capital Funding, Inc.:
7.25% 2011	13,100	13,362
7.90% 2010	700	717
Qwest Communications International Inc. 7.25%–8.00% 2011–2015[4]	5,350	5,451	1.28
Qwest Corp. 7.875% 2011	1,475	1,552
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	978

Cricket Communications, Inc.:
9.375% 2014	9,255	9,348	1.28
7.75% 2016	12,600	12,632

MetroPCS Wireless, Inc. 9.25% 2014	11,050	11,243.65

Clearwire Communications LLC/Finance 12.00% 2015[4]	10,450	10,659.62

Wind Acquisition SA 11.75% 2017[4]	9,100	9,987.58

Other securities		64,077	3.72

		167,167	9.71

Information technology — 7.46%

NXP BV and NXP Funding LLC:
3.034% 2013[1]	13,400	11,172
7.875% 2014	10,555	9,631
9.50% 2015	11,045	9,471	2.22
10.00% 2013[8]	1,312	1,343
3.492%–8.625% 2013–2015[1]	€5,997	6,578

Freescale Semiconductor, Inc.:
Term Loan B, 12.50% 2014[2,3]	$9,143	9,429
Term Loan B, 1.985% 2013[1,2,3]	2,278	1,999	1.73
4.129%–10.125% 2014–2016[1,5]	20,811	18,391

SunGard Data Systems Inc. 9.125% 2013	8,660	8,920.52

First Data Corp., Term Loan B2, 2.999% 2014[1,2,3]	8,812	7,853.45

Other securities		43,720	2.54

		128,507	7.46

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)	Percent of net assets
Health care — 6.82%

HCA Inc.:
8.50% 2019[4]	$8,670	$9,385
Term Loan B1, 2.501% 2013[1,2,3]	3,913	3,752	1.29%
7.875%–9.625% 2014–2020[1,4,5]	8,502	9,001

Bausch & Lomb Inc. 9.875% 2015	9,780	10,367.60

Tenet Healthcare Corp. 8.875% 2019[4]	7,030	7,628.44

Other securities		77,288	4.49

		117,421	6.82

Materials — 5.95%

Owens-Brockway Glass Container Inc. 7.375% 2016	9,610	9,970.58

Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	8,765	9,611.56

Georgia Gulf Corp. 9.00% 2017[4]	8,950	9,084.53

Other securities		73,747	4.28

		102,412	5.95

Utilities — 5.20%

Edison Mission Energy:
7.00% 2017	10,525	8,367
7.20%–7.75% 2013–2027	18,650	14,826	1.57
Midwest Generation, LLC, Series B, 8.56% 2016[2]	3,777	3,815

Texas Competitive Electric Holdings Co. LLC:
Term Loan B2, 3.735% 2014[1,2,3]	11,564	9,421	1.31
10.25%–11.25% 2015–2016[1,5]	16,201	13,143

NRG Energy, Inc. 7.375% 2016	11,250	11,292.66

Intergen Power 9.00% 2017[4]	9,775	10,239.59

Other securities		18,442	1.07

		89,545	5.20

Consumer staples — 3.17%

Other securities		54,568	3.17

Energy — 3.16%

Other securities		54,380	3.16

Mortgage-backed obligations — 1.11%

Other securities		19,054	1.11

Other — 0.55%

U.S. Treasury 1.375%–6.00% 2012–2026	4,000	4,332.25

Other securities		5,236.30

		9,568.55

Total bonds, notes & other debt instruments (cost: $1,450,067,000)		1,489,317	86.51

American Funds Insurance Series

High-Income Bond Fund

Convertible securities — 0.64%	Value (000)	Percent of net assets
Other — 0.64%

Other securities	$10,975.64%

Total convertible securities (cost: $9,156,000)	10,975.64

Preferred stocks — 2.19%
	Shares
Financials — 1.96%

Barclays Bank PLC 7.434%[1,4]	9,000,000	8,325.48

JPMorgan Chase & Co., Series I, 7.90%[1]	4,985,000	5,159.30

Fleet Capital Trust II 7.92% 2026	1,300,000	1,235
			.13
Bank of America Corp., Series M, 8.125% noncumulative[1]	975,000	940

Other securities		18,047	1.05

		33,706	1.96

Other — 0.23%

Other securities		3,980.23

Total preferred stocks (cost: $39,395,000)		37,686	2.19

Common stocks — 1.39%

Other — 1.39%

Bank of America Corp.	480,244	7,233.42

Ford Motor Co.[9]	342,877	3,429.20

CIT Group Inc.[9]	37,755	1,042.06

Sprint Nextel Corp., Series 1[9]	127,382	466.03

Charter Communications, Inc., Class A9	1,331	47.00

Other securities		11,656.68

Total common stocks (cost: $23,586,000)		23,873	1.39

Rights & warrants — 0.00%

Other — 0.00%

Other securities		26.00

Total rights & warrants (cost: $216,000)		26.00

American Funds Insurance Series

High-Income Bond Fund

Short-term securities — 7.12%	Principal amount (000)	Value (000)	Percent of net assets

U.S. Treasury Bills 0.10%–0.307% due 5/13–6/17/2010	$34,800	$34,777	2.02%

Freddie Mac 0.14%–0.17% due 4/19–5/18/2010	33,500	33,481	1.94

Jupiter Securitization Co., LLC 0.15% due 1/4/2010[4]	21,400	21,400	1.24

Ranger Funding Co. LLC 0.16% due 1/20/2010[4]	17,600	17,598	1.02

Federal Home Loan Bank 0.122% due 1/13/2010	10,800	10,800.63

Other securities		4,600.27

Total short-term securities (cost: $122,650,000)		122,656	7.12

Total investment securities (cost: $1,645,070,000)		1,684,533	97.85

Other assets less liabilities		37,008	2.15

Net assets		$1,721,541	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by the authority of the board of trustees. The total value of all such securities was $7,522,000, which represented .44% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.

[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[3]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $138,271,000, which represented 8.03% of the net assets of the fund.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $454,688,000, which represented 26.41% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

[6]	Scheduled interest and/or principal payment was not received.

[7]	Step bond; coupon rate will increase at a later date.

[8]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$1,048	$1,343.08%

Other restricted securities		5,227	3,982.23

Total restricted securities		$6,275	$5,325.31%

[9]	Security did not produce income during the last 12 months.

Key to symbols
€ = Euros
£ = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2009

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$222,523	$5,133,960	$3,100,809	$24,079,155
Affiliated issuers	—	—	179,651	947,949
Cash denominated in currencies other than U.S. dollars	—	—	340	—
Cash	134	134	81	113
Unrealized appreciation on open forward currency contracts	—	—	—	—
Receivables for:
Sales of investments	305	15,889	12,267	11,524
Sales of fund’s shares	218	2,487	2,231	4,800
Closed forward currency contracts	—	—	—	—
Dividends and interest	165	4,305	4,907	18,283

	223,345	5,156,775	3,300,286	25,061,824

Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—
Payables for:
Purchases of investments	343	153	13,005	17,916
Repurchases of fund’s shares	234	10,869	2,787	36,829
Closed forward currency contracts	—	—	—	—
Investment advisory services	108	2,303	1,941	6,837
Distribution services	40	869	557	3,882
Trustees’ deferred compensation	—*	13	8	244
Non-U.S. taxes	—	5,225	369	—
Other	2	48	14	34

	727	19,480	18,681	65,742

Net assets at December 31, 2009
(total: $100,137,746)	$222,618	$5,137,295	$3,281,605	$24,996,082

Investment securities, at cost:
Unaffiliated issuers	$205,984	$4,147,173	$2,663,925	$20,762,265

Affiliated issuers	—	—	$212,105	$838,719

Cash denominated in currencies other than U.S. dollars, at cost	—	—	$340	—

Net assets consist of:
Capital paid in on shares of beneficial interest	$237,204	$5,113,605	$3,467,597	$26,375,800
Undistributed (distributions in excess of) net investment income	99	10,202	(15,995)	46,571
(Accumulated) undistributed net realized (loss) gain	(31,225)	(968,141)	(574,186)	(4,852,639)
Net unrealized appreciation	16,540	981,629	404,189	3,426,350

Net assets at December 31, 2009	$222,618	$5,137,295	$3,281,605	$24,996,082

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized:
Class 1:
Net assets (total: $30,152,356)	$30,329	$1,037,596	$603,439	$6,565,105
Shares outstanding	2,709	52,908	33,526	141,327
Net asset value per share	$11.20	$19.61	$18.00	$46.45
Class 2:
Net assets (total: $69,350,001)	$192,289	$4,099,699	$2,678,166	$18,200,705
Shares outstanding	17,250	210,275	150,928	394,825
Net asset value per share	$11.15	$19.50	$17.74	$46.10
Class 3:
Net assets (total: $635,389)	—	—	—	$230,272
Shares outstanding	—	—	—	4,953
Net asset value per share	—	—	—	$46.49

See end of table for footnote.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund

$9,333,422	$1,992,186	$3,773,499	$2,107,485	$24,591,375	$125,594		$9,766,064	$8,703,997	$1,364,358

—	—	—	7,294	—	—		—	—	—
—	428	—	92	—	—		—	—	—
140	118	81	366	107	125		420	809	137
—	26	—	—	—	—		—	9,167	2,246

2,744	94	790	1,974	18,608	—		7,838	983	2
15,585	638	211	218	6,081	960		8,495	32,816	3,258
—	—	—	—	—	—		—	1,056	508
11,541	5,777	4,975	4,085	28,309	146		31,561	82,038	20,966

9,363,432	1,999,267	3,779,556	2,121,514	24,644,480	126,825		9,814,378	8,830,866	1,391,475

—	—	—	—	—	—		—	67	4,170

2,762	800	19,982	7,900	14,937	—		76,436	412,817	21,325
12,351	1,579	5,202	635	33,491	—	*	2,499	4,002	18
—	—	—	—	—	—		—	—	230
3,896	1,254	1,341	1,055	5,576	71		2,477	2,642	637
1,369	314	709	412	3,467	20		1,180	988	254
115	3	8	2	287	—	*	68	15	1
10,152	3,125	—	174	—	—		—	—	—
2,698	56	1	16	29	2		114	190	24

33,343	7,131	27,243	10,194	57,787	93		82,774	420,721	26,659

$9,330,089	$1,992,136	$3,752,313	$2,111,320	$24,586,693	$126,732		$9,731,604	$8,410,145	$1,364,816

$7,832,040	$1,590,848	$3,399,449	$1,930,796	$22,780,025	$107,418		$8,916,055	$8,595,392	$1,317,225

—	—	—	$15,878	—	—		—	—	—

—	$428	—	$91	—	—		—	—	—

$9,057,616	$1,756,715	$4,204,331	$2,573,588	$25,891,025	$107,800		$9,968,430	$8,750,224	$1,318,976
17,735	(425)	10,324	8,575	66,424	24		34,933	38,336	7,939
(1,236,876)	(162,427)	(836,392)	(638,829)	(3,182,257)	731		(1,121,746)	(496,030)	(7,259)
1,491,614	398,273	374,050	167,986	1,811,501	18,177		849,987	117,615	45,160

$9,330,089	$1,992,136	$3,752,313	$2,111,320	$24,586,693	$126,732		$9,731,604	$8,410,145	$1,364,816

$2,851,184	$499,591	$408,178	$160,513	$8,141,984	$27,528		$4,151,192	$3,774,872	$162,008
166,011	24,930	48,747	17,561	259,542	1,845		281,521	365,326	13,998
$17.17	$20.04	$8.37	$9.14	$31.37	$14.92		$14.75	$10.33	$11.57

$6,410,915	$1,492,545	$3,344,135	$1,950,807	$16,219,484	$99,204		$5,537,085	$4,635,273	$1,202,808
374,583	75,050	402,318	213,872	520,154	6,659		378,037	453,171	104,282
$17.11	$19.89	$8.31	$9.12	$31.18	$14.90		$14.65	$10.23	$11.53

$67,990	—	—	—	$225,225	—		$43,327	—	—
3,957	—	—	—	7,175	—		2,937	—	—
$17.18	—	—	—	$31.39	—		$14.75	—	—

American Funds Insurance Series

Statements of assets & liabilities at December 31, 2009	(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Assets:
Investment securities, at value	$1,684,533	$2,689,323	$785,595
Cash	955	103	114
Unrealized appreciation on open forward currency contracts	2	—	—
Receivables for:
Sales of investments	13,752	392	—
Sales of fund’s shares	940	1,953	889
Dividends and interest	28,464	16,583	—

	1,728,646	2,708,354	786,598

Liabilities:
Unrealized depreciation on open forward currency contracts	1	—	—
Payables for:
Purchases of investments	5,014	119,903	—
Repurchases of fund’s shares	671	302	406
Investment advisory services	671	844	218
Distribution services	227	337	147
Trustees’ deferred compensation	29	25	12
Other	492	1	—

	7,105	121,412	783

Net assets at December 31, 2009
(total: $100,137,746)	$1,721,541	$2,586,942	$785,815

Investment securities, at cost	$1,645,070	$2,665,956	$785,609

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,915,309	$2,541,260	$785,841
Undistributed (distributions in excess of) net investment income	18,214	9,475	(12)
(Accumulated) undistributed net realized (loss) gain	(251,443)	12,840	—
Net unrealized appreciation (depreciation)	39,461	23,367	(14)

Net assets at December 31, 2009	$1,721,541	$2,586,942	$785,815

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized:
Class 1:
Net assets (total: $30,152,356)	$635,090	$999,075	$104,672
Shares outstanding	60,537	82,010	9,178
Net asset value per share	$10.49	$12.18	$11.40
Class 2:
Net assets (total: $69,350,001)	$1,062,751	$1,560,520	$663,615
Shares outstanding	102,244	129,134	58,622
Net asset value per share	$10.39	$12.08	$11.32
Class 3:
Net assets (total: $635,389)	$23,700	$27,347	$17,528
Shares outstanding	2,256	2,243	1,540
Net asset value per share	$10.51	$12.19	$11.38

* Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2009	(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$2,179	$91,806	$33,949	$256,390
Interest	50	2,741	1,917	5,817

	2,229	94,547	35,866	262,207

Fees and expenses[3]:
Investment advisory services	1,063	23,377	18,901	69,008
Distribution services — Class 2	399	8,773	5,409	38,216
Distribution services — Class 3	—	—	—	371
Transfer agent services	—[4]	—[4]	—[4]	1
Reports to shareholders	11	257	152	1,256
Registration statement and prospectus	5	164	95	789
Trustees’ compensation	2	59	34	360
Auditing and legal	8	38	43	148
Custodian	25	590	570	470
State and local taxes	2	48	30	231
Other	7	29	56	49

	1,522	33,335	25,290	110,899

Net investment income	707	61,212	10,576	151,308

Net realized loss and unrealized appreciation on investments and currency:
Net realized (loss) gain on:

Investments[2]	(21,503)	(577,740)	(343,257)	(3,041,995)
Currency transactions	5	293	(1,004)	(737)

	(21,498)	(577,447)	(344,261)	(3,042,732)

Net unrealized appreciation on:
Investments	96,135	2,083,303	1,594,406	9,997,073
Currency translations	1	39	124	204

	96,136	2,083,342	1,594,530	9,997,277

Net realized loss and unrealized appreciation on investments and currency	74,638	1,505,895	1,250,269	6,954,545

Net increase in net assets resulting from operations	$75,345	$1,567,107	$1,260,845	$7,105,853

See end of table for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2009

	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$172,320	$30,801	$83,889	$46,732
Interest	3,590	14,620	722	12,248

	175,910	45,421	84,611	58,980

Fees and expenses[3]:
Investment advisory services	38,935	12,223	13,233	10,803
Distribution services — Class 2	13,589	3,060	6,943	4,165
Distribution services — Class 3	108	—	—	—
Transfer agent services	— [4]	— [4]	— [4]	—
Reports to shareholders	458	91	182	107
Registration statement and prospectus	295	58	103	79
Trustees’ compensation	142	20	41	22
Auditing and legal	75	23	22	14
Custodian	1,803	606	29	184
State and local taxes	83	17	33	21
Other	80	38	7	26

Total fees and expenses before waiver	55,568	16,136	20,593	15,421
Less waiver of fees and expenses:
Investment advisory services	—	—	—	—

Total fees and expenses after waiver	55,568	16,136	20,593	15,421

Net investment income (loss)	120,342	29,285	64,018	43,559

Net realized (loss) gain and unrealized appreciation (depreciation) on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments[2]	(877,105)	(69,390)	(449,056)	(309,654)
Forward currency contracts	—	(135)	—	—
Currency transactions	677	(437)	—	733

	(876,428)	(69,962)	(449,056)	(308,921)

Net unrealized appreciation (depreciation) on:
Investments	3,605,114	687,894	1,200,546	883,134
Forward currency contracts	—	6	—	—
Currency translations	245	252	—	155

	3,605,359	688,152	1,200,546	883,289

Net realized (loss) gain and unrealized appreciation (depreciation) on investments, forward currency contracts and currency	2,728,931	618,190	751,490	574,368

Net increase (decrease) in net assets resulting from operations	$2,849,273	$647,475	$815,508	$617,927

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$427,958	$1,608	$118,240	$1,937	$1	$559	$—	$—
11,018	241	128,255	319,492	48,838	119,446	73,204	2,601

438,976	1,849	246,495	321,429	48,839	120,005	73,204	2,601

56,835	417	25,476	26,317	5,945	6,760	8,397	3,299
34,865	107	12,411	10,036	2,312	2,332	3,431	2,201
368	—	73	—	—	38	54	41
1	—[4]	1	1	—[4]	—[4]	—[4]	—[4]
1,223	2	486	409	60	85	127	73
679	4	287	254	56	51	95	52
374	—[4]	127	85	12	29	34	19
143	1	57	50	8	10	15	6
395	14	80	159	113	7	6	2
227	—[4]	93	82	13	17	26	18
77	10	23	20	8	9	5	3

95,187	555	39,114	37,413	8,527	9,338	12,190	5,714

—	—	—	6	—	—	—	—

95,187	555	39,114	37,407	8,527	9,338	12,190	5,714

343,789	1,294	207,381	284,022	40,312	110,667	61,014	(3,113)

(1,551,210)	2,445	(639,326)	(328,609)	(7,657)	(92,599)	15,865	2
—	—	(746)	(34,335)	(8,286)	(39)	—	—
844	20	11	(1,994)	(872)	(33)	—	—

(1,550,366)	2,465	(640,061)	(364,938)	(16,815)	(92,671)	15,865	2

7,059,667	17,095	2,289,474	908,610	75,606	461,595	(22,761)	(23)
—	—	1,120	17,598	(3,647)	—	—	—
253	1	29	117	231	88	—	—

7,059,920	17,096	2,290,623	926,325	72,190	461,683	(22,761)	(23)

5,509,554	19,561	1,650,562	561,387	55,375	369,012	(6,896)	(21)

$5,853,343	$20,855	$1,857,943	$845,409	$95,687	$479,679	$54,118	$(3,134)

American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund

	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

Operations:
Net investment income	$707	$2,503	$61,212	$112,099	$10,576	$24,278
Net realized loss on investments, forward currency contracts and currency transactions	(21,498)	(9,849)	(577,447)	(393,456)	(344,261)	(219,494)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	96,136	(118,825)	2,083,342	(2,144,093)	1,594,530	(2,107,720)

Net increase (decrease) in net assets resulting from operations	75,345	(126,171)	1,567,107	(2,425,450)	1,260,845	(2,302,936)

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(203)	(277)	(14,409)	(18,705)	(2,295)	—
Class 2	(962)	(1,515)	(49,897)	(80,484)	(6,036)	—
Class 3	—	—	—	—	—	—

Total dividends from net investment income	(1,165)	(1,792)	(64,306)	(99,189)	(8,331)	—

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	(365)	—	(8,688)	—	(7,339)
Class 2	—	(2,739)	—	(48,505)	—	(63,935)
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	(358)	—	(58,847)	—	(40,224)
Class 2	—	(2,684)	—	(328,542)	—	(350,423)
Class 3	—	—	—	—	—	—

Total distributions from net realized gain on investments	—	(6,146)	—	(444,582)	—	(461,921)

Total dividends and distributions paid to shareholders	(1,165)	(7,938)	(64,306)	(543,771)	(8,331)	(461,921)

Capital share transactions:
Class 1:
Proceeds from shares sold	7,055	2,400	152,420	621,804	156,323	319,417
Proceeds from reinvestment of dividends and distributions	203	1,000	14,409	86,240	2,295	47,563
Cost of shares repurchased	(4,461)	(4,466)	(98,881)	(250,373)	(82,880)	(119,721)

Net increase (decrease) from Class 1 transactions	2,797	(1,066)	67,948	457,671	75,738	247,259

Class 2:
Proceeds from shares sold	28,318	34,335	175,261	461,271	231,775	305,775
Proceeds from reinvestment of dividends and distributions	962	6,938	49,897	457,531	6,036	414,358
Cost of shares repurchased	(32,843)	(31,698)	(532,009)	(397,952)	(338,277)	(492,404)

Net (decrease) increase from Class 2 transactions	(3,563)	9,575	(306,851)	520,850	(100,466)	227,729

Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—

Net decrease from Class 3 transactions	—	—	—	—	—	—

Net (decrease) increase in net assets resulting from capital share transactions	(766)	8,509	(238,903)	978,521	(24,728)	474,988

Total increase (decrease) in net assets	73,414	(125,600)	1,263,898	(1,990,700)	1,227,786	(2,289,869)
Net assets:
Beginning of period	149,204	274,804	3,873,397	5,864,097	2,053,819	4,343,688

End of period	$222,618	$149,204	$5,137,295	$3,873,397	$3,281,605	$2,053,819

Undistributed (distributions in excess of) net investment income	$99	$552	$10,202	$13,764	$(15,995)	$(21,213)

Shares of beneficial interest:
Class 1:
Shares sold	762	239	9,692	28,686	11,706	17,356
Shares issued on reinvestment of dividends and distributions	20	95	779	4,469	130	2,210
Shares repurchased	(502)	(400)	(5,953)	(11,957)	(5,697)	(5,755)

Net increase (decrease) in shares outstanding	280	(66)	4,518	21,198	6,139	13,811

Class 2:
Shares sold	3,089	2,929	11,097	22,272	16,688	16,749
Shares issued on reinvestment of dividends and distributions	100	643	2,729	23,454	347	19,490
Shares repurchased	(3,595)	(3,007)	(33,950)	(22,507)	(24,566)	(25,275)

Net (decrease) increase in shares outstanding	(406)	565	(20,124)	23,219	(7,531)	10,964

Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net decrease in shares outstanding	—	—	—	—	—	—

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund

Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

$151,308	$262,063	$120,342	$210,486	$29,285	$36,272	$64,018	$78,607	$43,559	$57,292

(3,042,732)	(1,805,002)	(876,428)	(325,182)	(69,962)	(100,565)	(449,056)	(385,264)	(308,921)	(329,696)

9,997,277	(12,402,377)	3,605,359	(4,851,926)	688,152	(897,077)	1,200,546	(1,311,260)	883,289	(807,607)

7,105,853	(13,945,316)	2,849,273	(4,966,622)	647,475	(961,370)	815,508	(1,617,917)	617,927	(1,080,011)

(48,554)	(74,161)	(42,244)	(57,453)	(7,030)	(6,036)	(7,922)	(6,456)	(3,542)	(2,936)
(101,700)	(161,761)	(83,779)	(135,888)	(18,903)	(23,170)	(60,270)	(71,777)	(40,323)	(43,953)
(1,414)	(2,621)	(933)	(1,652)	—	—	—	—	—	—

(151,668)	(238,543)	(126,956)	(194,993)	(25,933)	(29,206)	(68,192)	(78,233)	(43,865)	(46,889)

—	(78,011)	—	(35,879)	—	(3,297)	—	(2,408)	—	(394)
—	(249,962)	—	(106,959)	—	(19,413)	—	(32,987)	—	(9,569)
—	(4,124)	—	(1,383)	—	—	—	—	—	—

—	(618,631)	(12,249)	(290,130)	—	(18,570)	—	(14,843)	—	(236)
—	(1,982,221)	(28,704)	(864,914)	—	(109,350)	—	(203,359)	—	(5,742)
—	(32,706)	(316)	(11,178)	—	—	—	—	—	—

—	(2,965,655)	(41,269)	(1,310,443)	—	(150,630)	—	(253,597)	—	(15,941)

(151,668)	(3,204,198)	(168,225)	(1,505,436)	(25,933)	(179,836)	(68,192)	(331,830)	(43,865)	(62,830)

1,133,307	3,762,573	492,072	1,737,223	157,026	260,949	126,839	213,241	31,416	76,516
48,554	770,803	54,493	383,462	7,030	27,903	7,922	23,707	3,542	3,566
(1,202,331)	(744,896)	(364,115)	(378,505)	(64,154)	(116,713)	(26,536)	(31,478)	(11,041)	(11,387)

(20,470)	3,788,480	182,450	1,742,180	99,902	172,139	108,225	205,470	23,917	68,695

1,076,675	1,909,204	394,974	816,329	131,855	230,183	226,370	295,696	116,122	680,989
101,700	2,393,944	112,483	1,107,761	18,903	151,933	60,270	308,123	40,323	59,264
(1,430,613)	(3,409,648)	(853,869)	(1,916,909)	(177,160)	(251,926)	(212,095)	(454,222)	(267,041)	(118,283)

(252,238)	893,500	(346,412)	7,181	(26,402)	130,190	74,545	149,597	(110,596)	621,970

2,265	2,203	1,209	676	—	—	—	—	—	—
1,414	39,451	1,249	14,213	—	—	—	—	—	—
(38,105)	(60,450)	(11,488)	(20,357)	—	—	—	—	—	—

(34,426)	(18,796)	(9,030)	(5,468)	—	—	—	—	—	—

(307,134)	4,663,184	(172,992)	1,743,893	73,500	302,329	182,770	355,067	(86,679)	690,665

6,647,051	(12,486,330)	2,508,056	(4,728,165)	695,042	(838,877)	930,086	(1,594,680)	487,383	(452,176)

18,349,031	30,835,361	6,822,033	11,550,198	1,297,094	2,135,971	2,822,227	4,416,907	1,623,937	2,076,113

$24,996,082	$18,349,031	$9,330,089	$6,822,033	$1,992,136	$1,297,094	$3,752,313	$2,822,227	$2,111,320	$1,623,937

$46,571	$44,711	$17,735	$17,082	$(425)	$67	$10,324	$14,491	$8,575	$7,532

30,528	67,645	36,037	83,834	9,899	12,875	18,485	21,505	4,390	8,370
1,129	14,290	3,462	21,402	369	1,403	996	2,745	406	495
(32,634)	(14,771)	(26,005)	(21,555)	(4,019)	(5,684)	(3,755)	(3,582)	(1,513)	(1,337)

(977)	67,164	13,494	83,681	6,249	8,594	15,726	20,668	3,283	7,528

28,456	38,460	27,365	41,995	8,032	10,350	32,904	32,066	15,788	65,607
2,410	44,065	7,223	61,328	1,006	7,444	7,677	35,486	4,662	7,976
(38,315)	(60,320)	(62,079)	(94,449)	(11,463)	(13,292)	(31,184)	(47,846)	(35,763)	(14,272)

(7,449)	22,205	(27,491)	8,874	(2,425)	4,502	9,397	19,706	(15,313)	59,311

59	43	78	31	—	—	—	—	—	—
33	719	80	781	—	—	—	—	—	—
(1,033)	(1,199)	(837)	(1,155)	—	—	—	—	—	—

(941)	(437)	(679)	(343)	—	—	—	—	—	—

American Funds Insurance Series

Statements of changes in net assets

	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund

	Year ended December 31, 2009	Year ended December 31, 2008	Year Ended December 31, 2009	Period ended December 31, 2008*	Year ended December 31, 2009	Year ended December 31, 2008

Operations:
Net investment income (loss)	$343,789	$447,478	$1,294	$15	$207,381	$237,190
Net realized (loss) gain on investments, forward currency contracts and currency transactions	(1,550,366)	(1,610,536)	2,465	48	(640,061)	(479,424)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	7,059,920	(9,906,142)	17,096	1,081	2,290,623	(2,650,307)

Net increase (decrease) in net assets resulting from operations	5,853,343	(11,069,200)	20,855	1,144	1,857,943	(2,892,541)

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(126,710)	(132,802)	(327)	(8)	(93,285)	(75,328)
Class 2	(225,593)	(313,153)	(1,017)	(1)	(117,534)	(159,530)
Class 3	(3,277)	(5,210)	—	—	(945)	(1,396)

Total dividends from net investment income	(355,580)	(451,165)	(1,344)	(9)	(211,764)	(236,254)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	(42,380)	(377)	—	—	(2,375)
Class 2	—	(130,677)	(1,337)	—	—	(7,163)
Class 3	—	(2,231)	—	—	—	(65)
Long-term net realized gains:
Class 1	—	(351,389)	—	—	—	(85,489)
Class 2	—	(1,083,493)	—	—	—	(257,869)
Class 3	—	(18,492)	—	—	—	(2,333)

Total distributions from net realized gain on investments	—	(1,628,662)	(1,714)	—	—	(355,294)

Total dividends and distributions paid to shareholders	(355,580)	(2,079,827)	(3,058)	(9)	(211,764)	(591,548)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	10,000	—	—
Proceeds from shares sold	1,764,451	3,161,911	10,518	853	1,291,806	1,212,808
Proceeds from reinvestment of dividends and distributions	126,710	526,571	704	8	93,285	163,192
Cost of shares repurchased	(564,157)	(1,017,390)	(960)	—†	(156,605)	(140,613)

Net increase (decrease) from Class 1 transactions	1,327,004	2,671,092	10,262	10,861	1,228,486	1,235,387

Class 2:
Proceeds from shares sold	612,481	1,083,314	82,649	3,832	167,583	330,159
Proceeds from reinvestment of dividends and distributions	225,593	1,527,323	2,354	1	117,534	424,562
Cost of shares repurchased	(1,328,890)	(3,077,453)	(2,159)	—†	(528,840)	(698,531)

Net (decrease) increase from Class 2 transactions	(490,816)	(466,816)	82,844	3,833	(243,723)	56,190

Class 3:
Proceeds from shares sold	836	328	—	—	1,407	1,176
Proceeds from reinvestment of dividends and distributions	3,277	25,933	—	—	945	3,794
Cost of shares repurchased	(36,309)	(62,387)	—	—	(7,954)	(12,304)

Net (decrease) increase from Class 3 transactions	(32,196)	(36,126)	—	—	(5,602)	(7,334)

Net increase (decrease) in net assets resulting from capital share transactions	803,992	2,168,150	93,106	14,694	979,161	1,284,243

Total increase (decrease) in net assets	6,301,755	(10,980,877)	110,903	15,829	2,625,340	(2,199,846)
Net assets:
Beginning of period	18,284,938	29,265,815	15,829	—	7,106,264	9,306,110

End of period	$24,586,693	$18,284,938	$126,732	$15,829	$9,731,604	$7,106,264

Undistributed (distributions in excess of) net investment income	$66,424	$77,379	$24	$54	$34,933	$40,422

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	1,000	—	—
Shares sold	68,983	88,411	793	82	102,533	78,479
Shares issued on reinvestment of dividends and distributions	4,254	15,930	48	1	6,550	11,171
Shares repurchased	(21,293)	(28,874)	(79)	—†	(12,025)	(9,302)

Net increase (decrease) in shares outstanding	51,944	75,467	762	1,083	97,058	80,348

Class 2:
Shares sold	23,193	31,219	6,285	367	12,899	20,423
Shares issued on reinvestment of dividends and distributions	7,650	45,619	159	—†	8,334	28,402
Shares repurchased	(51,758)	(85,751)	(152)	—†	(42,295)	(47,156)

Net (decrease) increase in shares outstanding	(20,915)	(8,913)	6,292	367	(21,062)	1,669

Class 3:
Shares sold	32	9	—	—	107	72
Shares issued on reinvestment of dividends and distributions	111	767	—	—	67	251
Shares repurchased	(1,417)	(1,855)	—	—	(609)	(806)

Net (decrease) increase in shares outstanding	(1,274)	(1,079)	—	—	(435)	(483)

*	For the period November 18, 2008, commencement of operations, through December 31, 2008.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

$284,022	$312,834	$40,312	$31,394	$110,667	$102,697	$61,014	$48,064	$(3,113)	$15,421
(364,938)	(146,198)	(16,815)	5,002	(92,671)	(69,935)	15,865	24,592	2	52
926,325	(735,203)	72,190	(31,288)	461,683	(374,921)	(22,761)	33,068	(23)	30

845,409	(568,567)	95,687	5,108	479,679	(342,159)	54,118	105,724	(3,134)	15,503

(113,953)	(130,394)	(2,339)	(5,117)	(40,037)	(29,619)	(25,309)	(12,502)	(316)	(2,670)
(137,087)	(210,186)	(15,691)	(37,266)	(68,526)	(70,268)	(38,568)	(30,378)	(1,604)	(14,466)
—	—	—	—	(1,530)	(1,668)	(714)	(870)	(46)	(396)

(251,040)	(340,580)	(18,030)	(42,383)	(110,093)	(101,555)	(64,591)	(43,750)	(1,966)	(17,532)

—	(3,045)	—	(23)	—	—	(4,791)	—	(12)	—
—	(6,365)	—	(262)	—	—	(9,261)	—	(76)	—
—	—	—	—	—	—	(207)	—	(2)	—
—	(1,523)	—	—	—	—	(1,226)	—	—	—
—	(3,182)	—	—	—	—	(2,369)	—	—	—
—	—	—	—	—	—	(53)	—	—	—

—	(14,115)	—	(285)	—	—	(17,907)	—	(90)	—

(251,040)	(354,695)	(18,030)	(42,668)	(110,093)	(101,555)	(82,498)	(43,750)	(2,056)	(17,532)

—	—	—	—	—	—	—	—	—	—
1,488,336	2,343,349	93,061	122,622	223,658	219,626	561,764	346,530	41,500	108,538
113,953	134,962	2,339	5,140	40,037	29,619	31,326	12,502	328	2,670
(168,758)	(496,411)	(54,163)	(40,178)	(89,997)	(94,708)	(79,283)	(90,947)	(95,018)	(65,037)

1,433,531	1,981,900	41,237	87,584	173,698	154,537	513,807	268,085	(53,190)	46,171

891,201	557,306	387,303	696,760	179,017	166,838	446,211	585,103	245,303	801,545
137,087	219,733	15,691	37,528	68,526	70,268	50,198	30,378	1,680	14,466
(168,324)	(1,427,995)	(70,390)	(178,394)	(206,867)	(140,321)	(137,945)	(37,148)	(601,048)	(243,682)

859,964	(650,956)	332,604	555,894	40,676	96,785	358,464	578,333	(354,065)	572,329

—	—	—	—	4,542	3,359	3,034	9,104	11,746	22,468
—	—	—	—	1,530	1,668	974	870	48	396
—	—	—	—	(6,093)	(7,012)	(9,441)	(7,273)	(19,384)	(17,849)

—	—	—	—	(21)	(1,985)	(5,433)	2,701	(7,590)	5,015

2,293,495	1,330,944	373,841	643,478	214,353	249,337	866,838	849,119	(414,845)	623,515

2,887,864	407,682	451,498	605,918	583,939	(194,377)	838,458	911,093	(420,035)	621,486

5,522,281	5,114,599	913,318	307,400	1,137,602	1,331,979	1,748,484	837,391	1,205,850	584,364

$8,410,145	$5,522,281	$1,364,816	$913,318	$1,721,541	$1,137,602	$2,586,942	$1,748,484	$785,815	$1,205,850

$38,336	$25,297	$7,939	$1,276	$18,214	$16,493	$9,475	$10,612	$(12)	$1,902

—	—	—	—	—	—	—	—	—	—
149,856	215,356	8,516	11,157	24,161	20,911	45,477	29,015	3,630	9,431
11,086	14,256	202	485	3,917	3,668	2,560	1,030	29	233
(16,953)	(47,442)	(5,154)	(3,772)	(9,740)	(8,842)	(6,426)	(7,661)	(8,315)	(5,654)

143,989	182,170	3,564	7,870	18,338	15,737	41,611	22,384	(4,656)	4,010

90,070	51,745	34,340	62,564	19,607	16,293	36,359	49,249	21,588	70,023
13,480	23,300	1,363	3,545	6,784	8,688	4,139	2,522	149	1,270
(17,148)	(132,359)	(6,671)	(16,718)	(21,748)	(13,609)	(11,281)	(3,099)	(52,942)	(21,302)

86,402	(57,314)	29,032	49,391	4,643	11,372	29,217	48,672	(31,205)	49,991

—	—	—	—	512	324	245	760	1,029	1,956
—	—	—	—	150	203	80	72	4	35
—	—	—	—	(652)	(657)	(765)	(608)	(1,699)	(1,553)

—	—	—	—	10	(130)	(440)	224	(666)	438

American Funds Insurance Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “Series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). On November 24, 2009, shareholders approved a proposal to reorganize the Series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2010 or early 2011; however, the Series reserves the right to delay the implementation. Shareholders also approved amendments to the Series’ Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the funds.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principle strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital through investments in services and information companies in the U.S. and around the world. On November 24, 2009, shareholders approved a proposal to change the investment objective to seek long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy. The new investment objective is expected to become effective on May 1, 2010.

Global Growth Fund — Seeks growth of capital over time by investing primarily in common stocks of companies around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital by investing primarily in stocks of smaller companies around the world.

Growth Fund — Seeks long-term growth of capital by investing primarily in U.S. common stocks.

International Fund — Seeks growth of capital over time by investing primarily in common stocks of companies based outside the U.S.

New World Fund — Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries that have developing economies and/or markets. The fund also may invest in bonds.

Blue Chip Income and Growth Fund — Seeks to produce dividend income exceeding the average yield on the S&P 500 and provide an opportunity for growth of principal.

Global Growth and Income Fund — Seeks capital growth over time and to provide current income by investing primarily in stocks of well-established companies located around the world.

Growth-Income Fund — Seeks capital growth and income over time by investing primarily in U.S. common stocks or other securities that appear to offer potential for capital appreciation and/or dividends.

International Growth and Income Fund — Seeks capital growth over time and current income by investing primarily in stocks of larger, well-established companies domiciled outside the U.S., including developing countries.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Bond Fund — Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

Global Bond Fund — Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund — Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income and preservation of capital by investing primarily in securities guaranteed by the U.S. government and in other debt securities rated AAA or Aaa.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the Series offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the funds:

Net asset values — The funds generally determine their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

American Funds Insurance Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls — The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.

Loan transactions — The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

2. Risk factors
Investing in the funds may involve certain risks including, but not limited to, those described below.

The values of and the income generated by securities held by the funds may fluctuate or experience sharp, short-term declines in value in response to certain events, including, for example, those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. In particular, growth-oriented, equity securities may involve large price swings and potential for loss. In addition, the stock prices of smaller companies may be more volatile than the prices of larger, more established companies.

The values of and the income generated by most debt securities held by the funds may be affected by changing market interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities.

Investments in securities issued by entities based outside the U.S. may be affected to a greater extent than investments in the U.S. by certain issues and events including, but not limited to, currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those

American Funds Insurance Series

generally associated with developed countries such as less developed legal and accounting systems, government instability and smaller securities markets and trading volumes. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes.

Certain funds may invest in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes with credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the funds to experience a loss and may affect their share price.

3. Taxation and distributions
Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of International Growth and Income Fund, are not subject to examination by U.S. federal tax authorities for years before 2006. All of the funds, with the exception of Global Growth and Income Fund, International Growth and Income Fund and Global Bond Fund, are not subject to examination by state tax authorities for years before 2005. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 to 2009, remain open for examination by U.S. federal and state tax authorities. International Growth and Income Fund was launched in 2008; therefore, its only tax years, 2008 to 2009, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund, New World Fund and Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table on the following pages, 13 funds had capital loss carryforwards available at December 31, 2009. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

American Funds Insurance Series

Additional tax basis disclosures are as follows:

							(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

As of December 31, 2009:
Undistributed ordinary income	$100	$19,766	$43,819	$47,361	$66,764	$9,687	$10,330	$16,565
Post-October currency loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*	—	(143)	—	(451)	—	(4)	—	(218)
Post-October capital loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*	—	—	(16,711)	(33,984)	(28,119)	—	(27,928)	—

Capital loss carryforwards:
Expiring 2016	(1,077)	(215,002)	(57,654)	(1,280,904)	—	(23,949)	(304,021)	(116,550)
Expiring 2017	(30,033)	(752,750)	(496,582)	(3,348,190)	(1,185,778)	(138,476)	(495,895)	(526,741)

	$(31,110)	$(967,752)	$(554,236)	$(4,629,094)	$(1,185,778)	$(162,425)	$(799,916)	$(643,291)

Reclassification to (from) undistributed (distributions in excess of) net investment income from (to) accumulated net realized loss	$5	$(468)	$8,386	$2,220	$7,267	$(3,844)	$7	$1,349
Reclassification to capital paid in on shares of beneficial interest from distributions in excess of net investment income	—	—	5,413	—	—	—	—	—

Gross unrealized appreciation on investment securities	$40,053	$1,081,980	$703,319	$4,905,719	$1,929,182	$464,899	$638,257	$321,978
Gross unrealized depreciation on investment securities	(23,629)	(104,990)	(361,840)	(1,669,254)	(500,328)	(73,642)	(272,752)	(157,195)

Net unrealized appreciation on investment securities	$16,424	$976,990	$341,479	$3,236,465	$1,428,854	$391,257	$365,505	$164,783

Cost of investment securities	$206,099	$4,156,970	$2,938,981	$21,790,639	$7,904,568	$1,600,929	$3,407,994	$1,949,996

See end of table for footnotes.

American Funds Insurance Series

							(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2009:
Undistributed ordinary income	$66,783	$740	$37,034	$51,139	$7,520	$21,853	$18,502	—

Post-October currency loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*	—	—	(31)	—	(732)	—	—	—
Undistributed long-term capital gain	—	40	—	—	—	—	4,950	—
Post-October capital loss deferrals (realized during the period November 1, 2009, through December 31, 2009)*	(15,964)	—	(48,416)	(3,843)	—	(510)	—	—

Capital loss carryforwards:
Expiring 2010	—	—	—	—	—	(50,900)	—	—
Expiring 2011	—	—	—	—	—	(35,517)	—	—
Expiring 2016	(691,368)	—	(400,076)	(98,035)	(5,498)	(47,291)	—	—
Expiring 2017	(2,423,213)	—	(649,787)	(383,007)	(828)	(113,685)	—	—

	$(3,114,581)	—	$(1,049,863)	$(481,042)	$(6,326)	$(247,393)	—	—

Capital loss carryforwards expired	—	—	—	—	—	$(41,518)	—	—

Reclassification to (from) undistributed (distributions in excess of) net investment income from (to) (accumulated) undistributed net realized (loss) gain	$836	$20	$(1,106)	$(19,943)	$(15,619)	$1,147	$2,440	$—
Reclassification to undistributed (distributions in excess of) net investment income from capital paid in on shares of beneficial interest	—	—†	—	—	—	—	—	3,165
Reclassification to (accumulated) undistributed net realized (loss) gain from capital paid in on shares of beneficial interest	—	—	—	—	—	41,518	—	55

Gross unrealized appreciation on investment securities	$4,313,383	$20,083	$1,224,923	$238,763	$59,435	$99,778	$37,477	$16
Gross unrealized depreciation on investment securities	(2,554,039)	(1,944)	(399,779)	(144,775)	(13,966)	(67,237)	(15,222)	(30)

Net unrealized appreciation (depreciation) on investment securities	$1,759,344	$18,139	$825,144	$93,988	$45,469	$32,541	$22,255	$(14)

Cost of investment securities	$22,832,031	$107,455	$8,940,920	$8,610,009	$1,318,889	$1,651,992	$2,667,068	$785,609

*	These deferrals are considered incurred in the subsequent year.
†	Amount less than one thousand.

American Funds Insurance Series

4. Fees and transactions with related parties
Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services — The aggregate fee of $320,989,000 for management services was incurred by the Series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund, effective January 1, 2010, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2009, CRMC voluntarily reduced investment advisory services fees to the proposed rates for Bond Fund. The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended

Fund	Beginning with	Ending with	Up to	In excess of	December 31, 2009

Global Discovery	.580%	.440%	$.5	$1.0	.58%
Global Growth	.690	.460	.6	5.0	.54
Global Small Capitalization	.800	.635	.6	5.0	.72
Growth	.500	.280	.6	34.0	.33
International	.690	.430	.5	21.0	.50
New World	.850	.620	.5	2.5	.77
Blue Chip Income and Growth	.500	.370	.6	4.0	.43
Global Growth and Income	.690	.480	.6	3.0	.60
Growth-Income	.500	.219	.6	34.0	.28
International Growth and Income	.690	.530	.5	1.0	.69
Asset Allocation	.500	.250	.6	8.0	.31
Bond	.480	.330	.6	8.0	.38
Global Bond	.570	.500	1.0	1.0	.56
High-Income Bond	.500	.420	.6	2.0	.47
U.S. Government/AAA-Rated Securities	.460	.330	.6	3.0	.39
Cash Management	.320	.270	1.0	2.0	.32

Distribution services — The Series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the year ended December 31, 2009, distribution expenses under the plans for the Series aggregated $148,249,000 for Class 2 and $1,053,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services — The aggregate fee of $4,000 was incurred during the year ended December 31, 2009, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

American Funds Insurance Series

Trustees’ deferred compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation shown on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

	(dollars in thousands)

Fund	Current fees		Increase in value of deferred amounts

Global Discovery	$2		$—	*
Global Growth	53		6
Global Small Capitalization	30		4
Growth	234		126
International	86		56
New World	18		2
Blue Chip Income and Growth	37		4
Global Growth and Income	21		1
Growth-Income	231		143
International Growth and Income	—	*	—	*
Asset Allocation	92		35
Bond	79		6
Global Bond	12		—	*
High-Income Bond	16		13
U.S. Government/AAA-Rated Securities	23		11
Cash Management	13		6

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

5. Investment transactions and other disclosures
The following table presents additional information for the year ended December 31, 2009:

							(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Purchases of investment securities*	$102,676	$1,720,024	$1,489,929	$7,942,020	$3,625,686	$526,414	$801,773	$836,579
Sales of investment securities*	99,247	1,626,355	1,265,533	7,011,199	3,283,183	347,841	613,900	750,628
Non-U.S. taxes paid on dividend income	180	8,586	2,198	6,322	21,719	2,891	936	3,204
Non-U.S. taxes paid on interest income	—	—	—	—	—	9	—	—
Non-U.S. taxes paid (refunded) on realized gains	—	761	(44)	—	1,413	768	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2009	—	5,225	369	—	10,152	3,125	—	174
Dividends from affiliated issuers	—	—	3,429	8,133	—	—	—	1,465
Net realized loss from affiliated issuers	—	(93,088)	(34,695)	(93,568)	—	—	—	—

See end of table for footnote.

American Funds Insurance Series

							(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities*	$5,842,524	$97,226	$3,759,252	$6,198,226	$1,010,436	$952,066	$1,528,087	$7,239,454
Sales of investment securities*	4,349,124	11,324	2,977,418	5,842,057	693,492	540,848	1,403,470	7,669,434
Non-U.S. taxes paid on dividend income	7,982	195	1,034	—	—	—	—	—
Non-U.S. taxes (refunded) paid on interest income	—	—	—	(28)	59	—	—	—

*	Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.

6. Disclosure of fair value measurements
The funds classify their assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following tables present the funds’ valuation levels as of December 31, 2009, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended December 31, 2009 (dollars in thousands):

Global Discovery Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Software & services	$34,902	$3,072	*	—	$37,974
Diversified financials	10,574	11,536	*	—	22,110
Technology hardware & equipment	17,349	3,870	*	—	21,219
Pharmaceuticals, biotechnology & life sciences	14,383	3,811	*	—	18,194
Banks	8,998	5,554	*	—	14,552
Health care equipment & services	10,297	1,217	*	—	11,514
Commercial & professional services	3,481	7,033	*	—	10,514
Media	7,422	2,906	*	—	10,328
Transportation	7,318	2,826	*	—	10,144
Energy	9,095	—		—	9,095
Utilities	—	8,258	*	—	8,258
Insurance	3,042	4,979	*	—	8,021
Retailing	6,458	—		—	6,458
Consumer services	1,291	2,353	*	—	3,644
Telecommunication services	1,415	2,084	*	—	3,499
Other	3,960	722	*	—	4,682
Miscellaneous	9,509	994	*	—	10,503
Convertible securities	33	781		—	814
Short-term securities	—	11,000		—	11,000

Total	$149,527	$72,996		—	$222,523

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases	Net unrealized depreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$—	$1,900	$(643)	$(1,257)	$—

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $61,215,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Global Growth Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Information technology	$542,127	$228,241	*	$—	$770,368
Health care	245,648	365,030	*	—	610,678
Consumer staples	128,512	477,536	*	—	606,048
Financials	140,969	456,548	*	4,622	602,139
Consumer discretionary	253,359	226,489	*	1,058	480,906
Telecommunication services	95,815	302,080	*	—	397,895
Industrials	227,273	132,985	*	—	360,258
Energy	180,764	169,000	*	—	349,764
Materials	162,615	114,611	*	—	277,226
Utilities	—	135,391	*	—	135,391
Miscellaneous	48,897	117,461	*	—	166,358
Preferred stocks	—	7,738		—	7,738
Convertible securities	—	—		8,828	8,828
Short-term securities	—	360,363		—	360,363

Total	$2,025,979	$3,093,473		$14,508	$5,133,960

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net realized loss†	Net unrealized appreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$23,544	$5,698	$(3,648)	$4,459	$(15,545)	$14,508
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$4,095

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,707,415,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Global Small Capitalization Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Consumer discretionary	$176,292	$425,823	*	$55	$602,170
Information technology	197,872	294,494	*	149	492,515
Industrials	164,370	261,948	*	—	426,318
Health care	260,291	98,889	*	—	359,180
Materials	114,577	241,731	*	55	356,363
Financials	146,671	116,719	*	10,212	273,602
Energy	79,187	87,180	*	2,007	168,374
Consumer staples	48,572	68,799	*	—	117,371
Utilities	—	115,844	*	—	115,844
Telecommunication services	11,426	29,307	*	—	40,733
Miscellaneous	83,755	77,620	*	951	162,326
Rights & warrants	679	42		1,017	1,738
Convertible securities	—	3,651		10,540	14,191
Bonds, notes & other debt instruments	—	11,984		—	11,984
Short-term securities	—	137,751		—	137,751

Total	$1,283,692	$1,971,782		$24,986	$3,280,460

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net realized gain†	Net unrealized depreciation†	Net transfers into Level 3	Ending value at 12/31/2009

Investment securities	$13,661	$(1,325)	$16,099	$(3,596)	$147	$24,986
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$3,834

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,812,473,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net realized gain and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Growth Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Information technology	$4,763,780	$165,324	*	$—	$4,929,104
Energy	3,094,021	87,096	*	—	3,181,117
Health care	2,837,798	305,592	*	—	3,143,390
Financials	2,900,507	138,429	*	—	3,038,936
Materials	1,963,170	676,503	*	—	2,639,673
Consumer discretionary	2,562,159	76,213	*	—	2,638,372
Industrials	1,946,447	83,269	*	—	2,029,716
Consumer staples	1,041,785	280,060	*	—	1,321,845
Telecommunication services	208,604	231,786	*	—	440,390
Utilities	302,399	—		18,997	321,396
Miscellaneous	126,766	209,753	*	—	336,519
Convertible securities	11,550	—		—	11,550
Short-term securities	—	995,096		—	995,096

Total	$21,758,986	$3,249,121		$18,997	$25,027,104

Level 3 reconciliation	Beginning value at 1/1/2009	Net sales	Net realized loss†	Net unrealized appreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$37,520	$(1,219)	$(67,186)	$50,674	$(792)	$18,997
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$(11,081)

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,230,667,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

International Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Financials	$231,130	$1,812,737	*	$—	$2,043,867
Health care	164,495	1,045,020	*	—	1,209,515
Consumer discretionary	—	1,166,250	*	5,389	1,171,639
Telecommunication services	243,349	579,210	*	—	822,559
Information technology	91,215	694,482	*	—	785,697
Consumer staples	—	755,540	*	—	755,540
Energy	70,193	654,720	*	—	724,913
Materials	11,118	629,065	*	—	640,183
Industrials	88,812	508,560	*	—	597,372
Utilities	—	168,402	*	—	168,402
Miscellaneous	20,547	116,511	*	—	137,058
Preferred stocks	—	10,537		—	10,537
Bonds, notes & other debt instruments	—	10,082		—	10,082
Short-term securities	—	256,058		—	256,058

Total	$920,859	$8,407,174		$5,389	$9,333,422

Level 3 reconciliation	Beginning value at 1/1/2009	Net unrealized depreciation†	Ending value at 12/31/2009

Investment securities	$6,923	$(1,534)	$5,389
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:			$(1,534)

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $8,130,497,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

New World Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Consumer staples	$63,966	$246,238	[1]	—	$310,204
Financials	67,406	187,352	[1]	—	254,758
Information technology	80,838	87,224	[1]	—	168,062
Industrials	25,598	140,827	[1]	—	166,425
Telecommunication services	50,955	99,286	[1]	—	150,241
Materials	36,731	107,260	[1]	—	143,991
Energy	53,066	69,321	[1]	—	122,387
Consumer discretionary	24,413	93,631	[1]	—	118,044
Miscellaneous	41,178	56,015	[1]	—	97,193
Health care	21,212	71,523	[1]	—	92,735
Utilities	14,054	22,332	[1]	—	36,386
Rights & warrants	87	—		—	87
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	170,205		—	170,205
Corporate bonds & notes	—	14,909		—	14,909
Short-term securities	—	146,559		—	146,559

Total	$479,504	$1,512,682		—	$1,992,186

	Level 1	Level 2	Level 3	Total

Forward currency contracts[2]	—	$26	—	$26

Level 3 reconciliation	Beginning value at 1/1/2009	Net sales	Net realized loss[3]	Net unrealized appreciation[3]	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$5,875	$(5,408)	$(82)	$2,203	$(2,588)	$—

[1]

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,155,714,000 of investment securities were classified as Level 2 instead of Level 1.

[2]	Forward currency contracts are not included in the investment portfolio.

[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Blue Chip Income and Growth Fund

Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$810,283	$—	—	$810,283
Industrials	589,961	—	—	589,961
Health care	541,168	—	—	541,168
Consumer discretionary	362,497	—	—	362,497
Energy	283,826	—	—	283,826
Financials	274,280	—	—	274,280
Telecommunication services	262,412	—	—	262,412
Consumer staples	189,729	—	—	189,729
Utilities	73,084	—	—	73,084
Materials	20,265	—	—	20,265
Miscellaneous	77,624	—	—	77,624
Convertible securities	12,442	—	—	12,442
Short-term securities	—	275,928	—	275,928

Total	$3,497,571	$275,928	—	$3,773,499

Level 3 reconciliation	Beginning value at 1/1/2009	Net unrealized appreciation*	Net purchases and sales	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$—	$2,955	$(970)	$(1,985)	$—

*	Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Global Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Financials	$127,532	$224,388	*	$2,580	$354,500
Materials	185,230	52,999	*	—	238,229
Information technology	184,600	50,510	*	—	235,110
Consumer staples	67,069	133,544	*	—	200,613
Industrials	118,958	71,368	*	—	190,326
Telecommunication services	59,103	125,616	*	—	184,719
Health care	65,794	91,631	*	—	157,425
Consumer discretionary	83,069	54,394	*	—	137,463
Energy	60,770	44,815	*	—	105,585
Utilities	24,168	63,486	*	—	87,654
Miscellaneous	13,171	—		—	13,171
Preferred stocks	—	1,928		—	1,928
Convertible securities	—	15,593		209	15,802
Bonds, notes & other debt instruments	—	60,194		—	60,194
Short-term securities	—	132,060		—	132,060

Total	$989,464	$1,122,526		$2,789	$2,114,779

Level 3 reconciliation	Beginning value at 1/1/2009	Net unrealized appreciation†	Net purchases and sales	Net realized loss†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$13,351	$13,071	$(2,613)	$(13,528)	$(7,492)	$2,789

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $912,751,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Growth-Income Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Information technology	$5,660,555	$312,497	*	—	$5,973,052
Industrials	2,956,497	30,201	*	—	2,986,698
Consumer discretionary	2,340,890	202,226	*	—	2,543,116
Health care	2,048,945	143,589	*	—	2,192,534
Energy	1,910,977	155,038	*	—	2,066,015
Financials	1,473,719	402,983	*	—	1,876,702
Consumer staples	1,671,799	—		—	1,671,799
Materials	723,236	352,885	*	—	1,076,121
Telecommunication services	983,899	—		—	983,899
Utilities	440,129	79,805	*	—	519,934
Miscellaneous	463,250	156,021	*	—	619,271
Preferred stocks	—	12,969		—	12,969
Convertible securities	93,916	45,398		—	139,314
Bonds, notes & other debt instruments	—	2,471		—	2,471
Short-term securities	—	1,927,480		—	1,927,480

Total	$20,767,812	$3,823,563		—	$24,591,375

Level 3 reconciliation	Beginning value at 1/1/2009	Net unrealized appreciation†	Net purchases and sales	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$—	$75,810	$(17,019)	$(58,791)	$—

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,833,361,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

International Growth and Income Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Financials	$923	$28,279	*	—	$29,202
Information technology	2,359	10,336	*	—	12,695
Materials	—	11,576	*	—	11,576
Telecommunication services	3,578	7,493	*	—	11,071
Health care	613	10,010	*	—	10,623
Consumer staples	3,218	7,275	*	—	10,493
Consumer discretionary	—	9,419	*	—	9,419
Industrials	393	8,240	*	—	8,633
Utilities	—	6,868	*	—	6,868
Energy	—	2,797	*	—	2,797
Miscellaneous	—	323	*	—	323
Preferred stocks	—	452		—	452
Convertible securities	—	166		—	166
Bonds, notes & other debt instruments	—	2,077		—	2,077
Short-term securities	—	9,199		—	9,199

Total	$11,084	$114,510		—	$125,594

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $102,532,000 of investment securities were classified as Level 2 instead of Level 1.

Asset Allocation Fund

Level classification	Level 1	Level 2		Level 3	Total

Investment securities:
Common stocks:
Information technology	$1,478,208	$—		$—	$1,478,208
Health care	988,868	33,985	*	—	1,022,853
Materials	509,075	256,944	*	—	766,019
Financials	738,616	—		—	738,616
Industrials	651,157	23,846	*	—	675,003
Energy	659,696	—		—	659,696
Consumer discretionary	586,333	25,225	*	1	611,559
Consumer staples	319,864	5,422	*	—	325,286
Utilities	190,675	—		—	190,675
Telecommunication services	87,197	46,483	*	—	133,680
Miscellaneous	128,759	104,899	*	—	233,658
Preferred stocks	—	7,568		—	7,568
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	—	864,051		—	864,051
Corporate bonds & notes	—	858,442		—	858,442
Mortgage-backed obligations	—	497,631		635	498,266
Other	—	31,235		—	31,235
Short-term securities	—	671,249		—	671,249

Total	$6,338,448	$3,426,980		$636	$9,766,064

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net realized loss†	Net unrealized appreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$38,000	$(28,132)	$(5,012)	$4,170	$(8,390)	$636
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$149

*

Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $496,228,000 of investment securities were classified as Level 2 instead of Level 1.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

Bond Fund

Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	$—	$2,637,516	$—	$2,637,516
Corporate bonds & notes	—	2,433,433	—	2,433,433
Mortgage-backed obligations	—	1,702,980	901	1,703,881
Bonds & notes of governments & government agencies outside the U.S.	—	806,584	—	806,584
Other	—	51,604	—	51,604
Preferred stocks	5,413	80,371	—	85,784
Common stocks	6,594	—	4	6,598
Short-term securities	—	978,597	—	978,597

Total	$12,007	$8,691,085	$905	$8,703,997

	Level 1	Level 2	Level 3	Total

Forward currency contracts*	—	$9,100	—	$9,100

Level 3 reconciliation	Beginning value at 1/1/2009	Net sales	Net realized loss†	Net unrealized appreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$41,491	$(8,476)	$(781)	$860	$(32,189)	$905
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$211

*	Forward currency contracts are not included in the investment portfolio.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Global Bond Fund

Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Euros	$—	$363,589	$—	$363,589
Japanese yen	—	79,677	—	79,677
Polish zloty	—	42,353	—	42,353
South Korean won	—	39,006	—	39,006
Australian dollars	—	32,734	—	32,734
Mexican pesos	—	27,986	—	27,986
Danish kroner	—	27,754	—	27,754
British pounds	—	24,607	—	24,607
Swedish kronor	—	16,243	—	16,243
U.S. dollars	—	560,076	309	560,385
Other currencies	—	60,546	—	60,546
Preferred stocks	168	8,263	—	8,431
Short-term securities	—	81,047	—	81,047

Total	$168	$1,363,881	$309	$1,364,358

	Level 1	Level 2	Level 3	Total

Forward currency contracts*	—	$(1,924)	—	$(1,924)

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net realized loss†	Net unrealized appreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$2,337	$(1,143)	$(97)	$171	$(959)	$309
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$72

*	Forward currency contracts are not included in the investment portfolio.

†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

High-Income Bond Fund

Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,459,188	$1,507	$1,460,695
Mortgage-backed obligations	—	19,054	—	19,054
Bonds & notes of governments outside the U.S.	—	5,236	—	5,236
Bonds & notes of U.S. government	—	4,332	—	4,332
Convertible securities	—	10,975	—	10,975
Preferred stocks	639	33,067	3,980	37,686
Common stocks	23,721	135	17	23,873
Rights & warrants	26	—	—	26
Short-term securities	—	122,656	—	122,656

Total	$24,386	$1,654,643	$5,504	$1,684,533

	Level 1	Level 2	Level 3	Total

Forward currency contracts*	—	$1	—	$1

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net realized gain†	Net unrealized depreciation†	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$26,064	$(10,523)	$10,005	$(3,322)	$(16,720)	$5,504
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:						$2,983

*	Forward currency contracts are not included in the investment portfolio.

†	Net realized gain and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.

U.S. Government/AAA-Rated Securities Fund

Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	$1,023,641	$239	$1,023,880
U.S. Treasury bonds & notes	—	1,016,693	—	1,016,693
Federal agency bonds & notes	—	268,113	—	268,113
Asset-backed obligations	—	41,372	1,283	42,655
Bonds & notes of government agencies outside the U.S.	—	10,036	—	10,036
Other	—	666	—	666
Short-term securities	—	327,280	—	327,280

Total	—	$2,687,801	$1,522	$2,689,323

Level 3 reconciliation	Beginning value at 1/1/2009	Net purchases and sales	Net unrealized depreciation*	Net transfers out of Level 3	Ending value at 12/31/2009

Investment securities	$9,588	$(582)	$(320)	$(7,164)	$1,522
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2009 (dollars in thousands)†:					$(446)

*	Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

Cash Management Fund

At December 31, 2009, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series

7. Forward currency contracts
The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2009, Asset Allocation Fund did not have any open forward currency contracts. As of December 31, 2009, New World Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

					(amounts in thousands)
		Contract amount

	Settlement date	Receive	Deliver		Unrealized appreciation (depreciation) at December 31, 2009

New World Fund
Sales:
Polish zloty	1/6/2010	$898	PLN	2,500	$26

Bond Fund
Sales:
Australian dollars	1/11/2010	$22,871	A $	25,050	$388
Australian dollars	1/21/2010	$23,400	A $	25,325	695
Danish kroner	1/14/2010	$24,423	DKr	120,925	1,143
Euros	1/13/2010	$10,825		€6,880	450
Euros	1/14/2010	$9,167		€6,095	435
Euros	1/14/2010	$3,384		€2,250	161
Euros	1/15/2010	$66,565		€44,855	2,304
Euros	1/15/2010	$26,160		€17,630	902
Euros	1/21/2010	$23,035		€15,265	1,166
Euros	1/21/2010	$11,638		€7,715	585
Euros	1/27/2010	$3,332		€2,267	85
Euros	2/8/2010	$16,948		€11,235	853
Swedish kronor	1/14/2010	€5,182	SKr	53,590	(67)

					$9,100

American Funds Insurance Series

						(amounts in thousands)
		Contract amount

	Settlement date	Receive		Deliver		Unrealized (depreciation) appreciation at December 31, 2009

Global Bond Fund
Purchases:
Euros	1/15/2010		€5,299		$8,000	$(408)
Euros	1/29/2010		€2,257		$3,250	(17)
Euros	2/18/2010		€2,720		$4,000	(103)
Japanese yen	1/12/2010		¥1,053,065		$11,902	(589)
Japanese yen	1/13/2010		¥66,308		$749	(37)
Japanese yen	1/14/2010		¥1,510,950		$17,447	(1,080)
Japanese yen	1/28/2010		¥1,827,640		$20,000	(364)
Japanese yen	1/28/2010		¥680,000		$7,671	(365)
Japanese yen	1/29/2010		¥1,300,000		$14,815	(848)
Japanese yen	2/8/2010		¥364,913		$4,137	(217)
Singapore dollars	1/14/2010	S $	5,522		$4,000	(73)
Singapore dollars	2/18/2010	S $	5,557		$4,000	(49)

						$(4,150)

Sales:
Australian dollars	2/4/2010		$2,435	A $	2,670	$45
British pounds	1/7/2010		$4,601		£2,790	88
British pounds	2/9/2010		$485		£300	—*
Euros	1/7/2010		$3,780		€2,545	134
Euros	1/11/2010		$22,185		€15,071	593
Euros	1/13/2010		£4,286		€4,750	127
Euros	1/13/2010		$3,810		€2,565	135
Euros	1/14/2010		$2,880		€1,915	137
Euros	1/15/2010		$2,597		€1,750	90
Euros	1/21/2010		$3,899		€2,585	196
Euros	1/21/2010		$3,869		€2,565	195
Euros	2/4/2010		$13,407		€9,155	292
Euros	2/8/2010		$3,824		€2,535	192
Euros	2/9/2010		$1,722		€1,200	3
Swedish kronor	1/14/2010		€1,523	SKr	15,750	(20)
Swedish kronor	1/15/2010		$1,164	SKr	8,190	19

						$2,226

Forward currency contracts — net						$(1,924)

High-Income Bond Fund
Sales:
British pounds	2/9/2010		$808		£500	$(1)
Euros	2/9/2010		$1,076		€750	2

						$1

* Amount less than one thousand.

8. Subsequent events

As of February 9, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred on any of the funds that would have materially impacted the financial statements as presented.

American Funds Insurance Series

Financial highlights1

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Global Discovery Fund

Class 1
12/31/09	$7.45	$.05	$3.78	$3.83	$(.08)	$—	$(.08)	$11.20	51.49%	$31.61%		.61%	.59%
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60		.55	1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35.60		.54	1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28.62		.56	1.19
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22.61		.56	1.27
Class 2
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86		.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85		.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85		.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87		.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86		.81	1.04

Global Growth Fund

Class 1
12/31/09	$13.96	$.26	$5.67	$5.93	$(.28)	$—	$(.28)	$19.61	42.58%	$1,037.56%		.56%	1.59%
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55		.50	2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684.55		.50	2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)	23.44	20.73	278.58		.53	1.95
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206.62		.57	1.56
Class 2
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82		.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80		.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80		.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015.83		.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617.87		.82	1.30

Global Small Capitalization Fund

Class 1
12/31/09	$11.18	$.09	$6.80	$6.89	$(.07)	$—	$(.07)	$18.00	61.63%	$604.76%		.76%	.61%
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74		.67	1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369.73		.66	.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247.77		.69	.82
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231.79		.73	.72
Class 2
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99		.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98		.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Growth Fund

Class 1
12/31/09	$33.51	$.35	$12.94	$13.29	$(.35)	$—	$(.35)	$46.45	39.74%	$6,565.35%		.35%	.91%
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33		.30	1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051.33		.30	1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503.34		.31	1.14
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709.35		.32	.87
Class 2
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60		.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58		.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58		.55	.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59		.56	.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343.60		.57	.64
Class 3
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53		.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51		.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51		.48	.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52		.49	.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499.53		.50	.69

International Fund

Class 1
12/31/09	$12.22	$.24	$5.04	$5.28	$(.25)	$(.08)	$(.33)	$17.17	43.50%	$2,851.54%		.54%	1.70%
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52		.48	2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708.52		.47	1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648.54		.49	1.99
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599.57		.52	1.92
Class 2
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79		.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77		.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77		.72	1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79		.74	1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790.82		.77	1.64
Class 3
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72		.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70		.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70		.65	1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72		.67	1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116.75		.70	1.74

New World Fund

Class 1
12/31/09	$13.57	$.34	$6.42	$6.76	$(.29)	$—	$(.29)	$20.04	49.95%	$500.82%		.82%	2.02%
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81		.73	2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261.82		.74	1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126.88		.80	2.19
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88.92		.85	2.22
Class 2
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492	1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Blue Chip Income and Growth Fund

Class 1
12/31/09	$6.67	$.16	$1.71	$1.87	$(.17)	$—	$(.17)	$8.37	28.18%	$408.44%		.44%	2.26%
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43		.39	2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143.42		.38	1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159.43		.39	1.75
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135.45		.41	1.73
Class 2
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69		.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68		.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67		.63	1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937.68		.64	1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029.70		.66	1.48

Global Growth and Income Fund

Class 1
12/31/09	$6.68	$.20	$2.47	$2.67	$(.21)	$—	$(.21)	$9.14	40.11%	$160.63%		.63%	2.63%
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62		.56	3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79.71		.58	2.37
12/31/06[4]	10.00	.14	.91	1.05	(.07)	—	(.07)	10.98	10.49	45	.72[5]	.65[5]	2.10[5]
Class 2
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88		.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86		.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96		.83	2.11
12/31/06[4]	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97[5]	.90[5]	1.64[5]

Growth-Income Fund

Class 1
12/31/09	$24.25	$.49	$7.13	$7.62	$(.50)	$—	$(.50)	$31.37	31.54%	$8,142.29%		.29%	1.83%
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28		.25	2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618.27		.25	1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759.28		.25	1.92
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825.29		.27	1.68
Class 2
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54		.54	1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53		.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52		.50	1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53		.50	1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608.54		.52	1.44
Class 3
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47		.47	1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46		.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45		.43	1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46		.43	1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471.47		.45	1.50

International Growth and Income Fund

Class 1
12/31/09	$10.92	$.36	$4.04	$4.40	$(.19)	$(.21)	$(.40)	$14.92	40.38%	$28.74%		.74%	2.74%
12/31/08[6]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09		.08	.14
Class 2
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99		.99	1.89
12/31/08[6]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11		.11	.05

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Asset Allocation Fund

Class 1
12/31/09	$12.16	$.35	$2.59	$2.94	$(.35)	$—	$(.35)	$14.75	24.27%	$4,151.32%		.32%	2.65%
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32		.29	2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927.32		.29	2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079.33		.30	2.67
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879.35		.32	2.57
Class 2
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58		.58	2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57		.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57		.54	2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58		.55	2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120.60		.57	2.31
Class 3
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51		.51	2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50		.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50		.47	2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51		.48	2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76.53		.50	2.39

Bond Fund

Class 1
12/31/09	$9.45	$.42	$.80	$1.22	$(.34)	$—	$(.34)	$10.33	12.83%	$3,775.39%		.39%	4.19%
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40		.36	5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436.41		.37	5.59
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)	11.64	7.31	230.43		.39	5.54
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77	182.44		.40	5.30
Class 2
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64		.64	4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65		.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679.66		.62	5.34
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374.68		.64	5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312.69		.65	5.06

Global Bond Fund

Class 1
12/31/09	$10.68	$.45	$.62	$1.07	$(.18)	$—	$(.18)	$11.57	10.04%	$162.59%		.59%	4.06%
12/31/08	10.83	.48	(.09)	.39	(.54)	— [7]	(.54)	10.68	3.60	111.59		.53	4.36
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28.61		.55	4.61
12/31/06[8]	10.00	.10	.15	.25	(.07)	—	(.07)	10.18	2.52	12.15		.13	1.00
Class 2
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84		.84	3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	— [7]	(.52)	10.66	3.48	802.84		.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279.86		.80	4.41
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15.13		.12	.60

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

High-Income Bond Fund

Class 1
12/31/09	$8.05	$.75	$2.41	$3.16	$(.72)	—	$(.72)	$10.49	39.45%	$635.48%		.48%	7.86%
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48		.43	8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308.48		.44	7.41
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)	12.90	10.89	293.49		.45	7.36
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46	309.50		.46	6.76
Class 2
12/31/09	7.99	.71	2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74		.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73		.68	7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996.73		.69	7.17
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832.74		.70	7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590.75		.71	6.55
Class 3
12/31/09	8.07	.73	2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67		.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66		.61	7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28.66		.62	7.21
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34.67		.63	7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37.68		.64	6.58

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/09	$12.29	$.37	$(.03)	$.34	$(.34)	$(.11)	$(.45)	$12.18	2.79%	$999.41%		.41%	2.99%
12/31/08	11.73	.50	.41	.91	(.35)	—	(.35)	12.29	7.84	496.43		.38	4.17
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211.46		.41	4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)	11.87	3.95	218.47		.42	4.64
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70	252.47		.43	3.99
Class 2
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66		.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68		.64	3.93
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597.71		.66	4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402.72		.67	4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341.72		.68	3.75
Class 3
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59		.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33.61		.57	4.03
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29.64		.59	4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32.65		.60	4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39.65		.61	3.81

See end of table for footnotes.

American Funds Insurance Series

		(Loss) income from investment operations[2]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net (loss) income to average net assets[3]

Cash Management Fund
												]
Class 1
12/31/09	$11.44	$(.01)	$—	[7]	$(.01)	$(.03)	$—	[7]	$(.03)	$11.40	(.10)%	$105.33%		.33%	(.08)%
12/31/08	11.40	.24	—	[7]	.24	(.20)	—		(.20)	11.44	2.15	158.32		.29	2.07
12/31/07	11.62	.57	—	[7]	.57	(.79)	—		(.79)	11.40	4.95	112.33		.30	4.88
12/31/06	11.31	.54	—	[7]	.54	(.23)	—		(.23)	11.62	4.81	98.33		.30	4.74
12/31/05	11.09	.33	—	[7]	.33	(.11)	—		(.11)	11.31	2.97	75.33		.30	2.91
Class 2
12/31/09	11.38	(.04)	—	[7]	(.04)	(.02)	—	[7]	(.02)	11.32	(.33)	664.58		.58	(.33)
12/31/08	11.35	.20	.02		.22	(.19)	—		(.19)	11.38	1.90	1,023.57		.54	1.73
12/31/07	11.56	.54	—	[7]	.54	(.75)	—		(.75)	11.35	4.73	452.58		.55	4.61
12/31/06	11.26	.51	—	[7]	.51	(.21)	—		(.21)	11.56	4.59	282.58		.55	4.52
12/31/05	11.05	.30	—	[7]	.30	(.09)	—		(.09)	11.26	2.68	153.58		.55	2.71
Class 3
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	—	[7]	(.02)	11.38	(.31)	17.51		.51	(.27)
12/31/08	11.40	.22	.01		.23	(.19)	—		(.19)	11.44	1.99	25.50		.47	1.91
12/31/07	11.60	.55	—	[7]	.55	(.75)	—		(.75)	11.40	4.83	20.51		.48	4.70
12/31/06	11.29	.52	—	[7]	.52	(.21)	—		(.21)	11.60	4.64	18.51		.48	4.53
12/31/05	11.07	.30	—	[7]	.30	(.08)	—		(.08)	11.29	2.74	16.51		.48	2.70

	Year ended December 31

Portfolio turnover rate for all classes of shares	2009	2008		2007	2006		2005

Global Discovery Fund	60%	46%		50%	31%		53%
Global Growth Fund	43	38		38	31		26
Global Small Capitalization Fund	55	47		49	50		47
Growth Fund	37	26		40	35		29
International Fund	46	52		41	29		40
New World Fund	25	32		34	32		26
Blue Chip Income and Growth Fund	22	24		27	21		33
Global Growth and Income Fund	47	36		36	8	[4]	—
Growth-Income Fund	24	31		24	25		20
International Growth and Income Fund	21	—	[6]	—	—		—
Asset Allocation Fund	41	36		29	38		23
Bond Fund	125	63		57	57		46
Global Bond Fund	86	118		85	7	[8]	—
High-Income Bond Fund	47	29		32	35		35
U.S. Government/AAA-Rated Securities Fund	100	108		91	76		86
Cash Management Fund	—	—		—	—		—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

[4]	From May 1, 2006, commencement of operations.

[5]	Annualized.

[6]	From November 18, 2008, commencement of operations.

[7]	Amount less than $.01.

[8]	From October 4, 2006, commencement of operations.

[9]	From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2009, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 9, 2010

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009, through December 31, 2009).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,229.49	$3.43	.61%
Class 1 — assumed 5% return	1,000.00	1,022.13	3.11	.61

Class 2 — actual return	1,000.00	1,228.17	4.83	.86
Class 2 — assumed 5% return	1,000.00	1,020.87	4.38	.86

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,249.35	$3.12	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,248.14	4.53	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,270.76	$4.29	.75%
Class 1 — assumed 5% return	1,000.00	1,021.42	3.82	.75

Class 2 — actual return	1,000.00	1,269.87	5.72	1.00
Class 2 — assumed 5% return	1,000.00	1,020.16	5.09	1.00

Growth Fund
Class 1 — actual return	$1,000.00	$1,235.90	$1.92	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34

Class 2 — actual return	1,000.00	1,234.37	3.32	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59

Class 3 — actual return	1,000.00	1,234.68	2.93	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52

International Fund
Class 1 — actual return	$1,000.00	$1,244.09	$3.00	.53%
Class 1 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 2 — actual return	1,000.00	1,242.19	4.41	.78
Class 2 — assumed 5% return	1,000.00	1,021.27	3.97	.78

Class 3 — actual return	1,000.00	1,243.25	4.01	.71
Class 3 — assumed 5% return	1,000.00	1,021.63	3.62	.71

New World Fund
Class 1 — actual return	$1,000.00	$1,248.79	$4.53	.80%
Class 1 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Class 2 — actual return	1,000.00	1,247.50	5.95	1.05
Class 2 — assumed 5% return	1,000.00	1,019.91	5.35	1.05

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,244.83	$2.43	.43%
Class 1 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Class 2 — actual return	1,000.00	1,243.09	3.84	.68
Class 2 — assumed 5% return	1,000.00	1,021.78	3.47	.68

See end of table for footnote.

American Funds Insurance Series

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,265.27	$3.48	.61%
Class 1 — assumed 5% return	1,000.00	1,022.13	3.11	.61

Class 2 — actual return	1,000.00	1,263.81	4.91	.86
Class 2 — assumed 5% return	1,000.00	1,020.87	4.38	.86

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,218.35	$1.57	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28

Class 2 — actual return	1,000.00	1,216.46	2.96	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 3 — actual return	1,000.00	1,217.08	2.57	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,235.17	$4.11	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 — actual return	1,000.00	1,234.20	5.58	.99
Class 2 — assumed 5% return	1,000.00	1,020.21	5.04	.99

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,175.06	$1.70	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 2 — actual return	1,000.00	1,173.36	3.07	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 — actual return	1,000.00	1,173.39	2.68	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Bond Fund
Class 1 — actual return	$1,000.00	$1,063.88	$1.98	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	1,062.70	3.28	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,070.68	$3.03	.58%
Class 1 — assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 2 — actual return	1,000.00	1,069.21	4.33	.83
Class 2 — assumed 5% return	1,000.00	1,021.02	4.23	.83

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,181.05	$2.64	.48%
Class 1 — assumed 5% return	1,000.00	1,022.79	2.45	.48

Class 2 — actual return	1,000.00	1,178.23	4.01	.73
Class 2 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 3 — actual return	1,000.00	1,180.30	3.63	.66
Class 3 — assumed 5% return	1,000.00	1,021.88	3.36	.66

American Funds Insurance Series

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,020.61	$2.04	.40%
Class 1 — assumed 5% return	1,000.00	1,023.19	2.04	.40

Class 2 — actual return	1,000.00	1,018.98	3.31	.65
Class 2 — assumed 5% return	1,000.00	1,021.93	3.31	.65

Class 3 — actual return	1,000.00	1,019.73	2.95	.58
Class 3 — assumed 5% return	1,000.00	1,022.28	2.96	.58

Cash Management Fund
Class 1 — actual return	$1,000.00	$999.12	$1.66	.33%
Class 1 — assumed 5% return	1,000.00	1,023.54	1.68	.33

Class 2 — actual return	1,000.00	998.23	2.92	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 3 — actual return	1,000.00	998.24	2.57	.51
Class 3 — assumed 5% return	1,000.00	1,022.63	2.60	.51

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each fund of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2010. The agreement was amended to add additional advisory fee breakpoints if and when Bond Fund’s net assets exceed $8 billion, U.S. Government/AAA-Rated Securities Fund’s net assets exceed $3 billion and Cash Management Fund’s net assets exceed $2 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the funds and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds and market data such as relevant market indexes, in each case as available at the time of the related meetings. In addition to the information reviewed by the board and the committee, this report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to all three indexes over each of these periods. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Multi-Cap Growth Funds Index.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes over each of these periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the S&P Global Index (formerly Citigroup Global/World Index) of issuers with market capitalizations of less than $3 billion and (ii) the Lipper Global Small-Cap Funds Average. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes over the 10-month, one-, three- and five-year periods, and mixed during the 10-year period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.

American Funds Insurance Series

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index, (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to all three indexes over the 10-month, one- and 10-year periods and superior to the S&P 500 and the Lipper Growth Funds Index over the three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were higher than all three indexes during each period and over the lifetime of the fund since May 1, 1990.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes during the three-year period and superior to the MSCI All Country World Index over each period and over the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index, (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to all three indexes over the five-year period and mixed over the 10-month, one- and three-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were lower than all three indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for 10-month, one- and three-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes over each period and over the lifetime of the fund since May 1, 2006.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes over each period and over the lifetime of the fund since February 8, 1984.

International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. The board and the committee reviewed the fund’s absolute investment results measured against the MSCI All Country World ex USA Index. The board and the committee examined investment results for the 10-month period ended October 31, 2009, and over the lifetime of the fund since November 18, 2008, and noted that the fund’s investment results were superior to the index over both periods.

American Funds Insurance Series

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index, (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to the Lipper Balanced Funds Index and Standard and Poor’s 500 Composite Index over the three-, five- and 10-year periods, higher than the Citigroup Broad Investment-Grade Bond Index over the 10-month period and higher than Standard and Poor’s 500 Composite Index over the one-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that while the fund’s investment results were lower than both indexes over the three-, five- and 10-year periods and over the lifetime of the fund since January 2, 1996, the fund’s investment results were superior to the Citigroup Broad Investment-Grade Bond Index over the 10-month and one-year periods.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month, one- and three-year periods ended October 31, 2009, and noted that the fund’s investment results were superior to both indexes over the three- and one-year periods and over the lifetime of the fund since October 4, 2006, and higher than the Barclays Capital Global Aggregate Index during the 10-month period.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that while the fund’s investment results were lower than both indexes over the 10-month, one-, three- and five-year periods, the fund’s investment results were higher than the Lipper High Current Yield Bond Fund Index over the 10-year period and over the lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over three-, five- and 10-year periods and over the lifetime of the fund since December 2, 1985, and higher than the Citigroup Treasury/Government Sponsored/Mortgage Index over the 10-month and one-year periods.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2009, and noted that the fund’s investment results were higher than the Lipper Index over five- and 10-year periods but lower than the index over the 10-month, one- and three-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded with respect to each fund that the funds’ results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees

Name and age	Year first elected a trustee of the series[1]	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

Lee A. Ault III, 73	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	38	Anworth Mortgage Asset Corporation; Office Depot, Inc.

William H. Baribault, 64	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting); former Chairman of the Board, President and CEO, Professional Business Bank (financial services for small businesses); former President and CEO, Henry Company (building products)	38	None

James G. Ellis,[4] 63	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	41	Quiksilver, Inc.

Martin Fenton, 74 Chairman of the Board (Independent and Non-Executive)	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	41	None

Leonard R. Fuller, 63	1999	President and CEO, Fuller Consulting (financial management consulting firm)	41	None

W. Scott Hedrick, 64	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Visiting Lecturer, Stanford Graduate School of Business	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, [4] 63	2010	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD	44	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 51	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	41	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., [4] 54	2010	Director, Accounting Program, University of Redlands	38	None
Frank M. Sanchez,[4] 66	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	38	None

Margaret Spellings,[4] 52	2010	President and CEO, Margaret Spellings & Company; former United States Secretary of Education, United States Department of Education — Federal Government Agency; former Assistant to the President for Domestic Policy, The White House — Federal Government, Executive Branch — Domestic Policy	38	None

Steadman Upham, Ph.D., [4] 60	2010	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University	41	None

Joe E. Davis retired from the board in December 2009. The trustees wish to thank Mr. Davis for his dedication and long service to the series.

“Interested” trustees5

Name, age position with series	Year first elected a and trustee or officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

James K. Dunton, 72 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	17	None

Donald D. O’Neal, 49 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	18	None

The series’ statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers

Name, age and position with series	Year first elected an officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Michael J. Downer, 55 Executive Vice President	1991

Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]

Alan N. Berro, 49 Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Abner D. Goldstine, 80 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

Claudia P. Huntington, 57 Senior Vice President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 53 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]

Carl M. Kawaja, 45 Vice President	2008

Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[6] Director, Capital International Asset Management, Inc.[6]

Sung Lee, 43 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company;[6] Director, The Capital Group Companies, Inc.[6]

Robert W. Lovelace, 47 Vice President	1997

Senior Vice President — Capital World Investors, Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]

C. Ross Sappenfield, 44 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]

Susan M. Tolson, 47 Vice President	1999	Senior Vice President — Fixed Income, Capital Research and Management Company

Steven I. Koszalka, 45 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 38 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 42 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Neal F. Wellons, 38 Assistant Treasurer	2009	Vice President — Fund Business Management Group, Capital Research and Management Company

1	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]

Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

[3]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]	James G. Ellis, R. Clark Hooper, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham were newly elected to the board by the series’ shareholders effective January 1, 2010.

[5]

“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

Results of meeting of shareholders (held November 24, 2009)

Shares outstanding (all classes) on record date (August 28, 2009): 5,023,058,926
Total shares voting on November 24, 2009: 4,891,377,136 (97.4% of shares outstanding)

Election of board members

Trustee	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld

Lee A. Ault III	4,730,109,280	96.7%	161,267,856	3.3%
William H. Baribault	4,739,827,517	96.9	151,549,619	3.1
James K. Dunton	4,735,451,940	96.8	155,925,196	3.2
James G. Ellis	4,739,246,598	96.9	152,130,538	3.1
Martin Fenton	4,731,205,322	96.7	160,171,814	3.3
Leonard R. Fuller	4,739,064,321	96.9	152,312,815	3.1
W. Scott Hedrick	4,738,123,316	96.9	153,253,820	3.1
R. Clark Hooper	4,738,762,830	96.9	152,614,306	3.1
Merit E. Janow	4,740,446,640	96.9	150,930,496	3.1
Laurel B. Mitchell	4,741,968,165	96.9	149,408,971	3.1
Donald D. O’Neal	4,742,232,099	97.0	149,145,037	3.0
Frank M. Sanchez	4,737,835,190	96.9	153,541,946	3.1
Margaret Spellings	4,735,938,896	96.8	155,438,240	3.2
Steadman Upham	4,735,368,651	96.8	156,008,485	3.2

To approve an Agreement and Plan of Reorganization

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining	Percent of outstanding shares abstaining

American Funds Insurance Series	4,665,579,361	92.9%	116,755,040	2.3%	109,042,735	2.2%

To update the fund’s fundamental investment policies regarding:

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

Global Discovery Fund
Borrowing	18,075,860	96.4%	485,611	2.6%	196,572	1.0%
Issuance of senior securities	18,176,983	96.9	391,048	2.1	190,012	1.0
Underwriting	18,228,216	97.2	315,056	1.7	214,771	1.1
Investments in real estate or commodities	18,145,696	96.7	429,276	2.3	183,071	1.0
Lending	18,147,228	96.7	435,348	2.3	175,467	1.0
Industry concentration	18,233,250	97.2	335,736	1.8	189,057	1.0
Elimination of certain policies	18,239,362	97.2	332,218	1.8	186,463	1.0

Global Growth Fund
Borrowing	240,852,688	94.4	8,345,142	3.3	5,745,972	2.3
Issuance of senior securities	241,883,064	94.9	7,847,581	3.1	5,213,157	2.0
Underwriting	242,208,147	95.0	7,155,167	2.8	5,580,488	2.2
Investments in real estate or commodities	240,937,573	94.5	8,569,373	3.4	5,436,856	2.1
Lending	240,970,660	94.5	8,480,170	3.3	5,492,972	2.2
Industry concentration	241,777,940	94.8	7,437,719	2.9	5,728,143	2.3
Elimination of certain policies	240,912,878	94.5	7,985,773	3.1	6,045,151	2.4

Global Small Capitalization Fund
Borrowing	171,297,379	94.4	6,052,636	3.3	4,106,732	2.3
Issuance of senior securities	171,568,184	94.6	5,830,737	3.2	4,057,826	2.2
Underwriting	172,238,688	94.9	5,111,277	2.8	4,106,782	2.3
Investments in real estate or commodities	171,413,742	94.5	6,144,646	3.4	3,898,359	2.1
Lending	171,182,641	94.3	6,266,314	3.5	4,007,792	2.2
Industry concentration	172,040,769	94.8	5,455,682	3.0	3,960,296	2.2
Elimination of certain policies	171,218,702	94.4	5,892,297	3.2	4,345,748	2.4

Growth Fund
Borrowing	483,708,769	94.3	17,578,469	3.4	11,718,098	2.3
Issuance of senior securities	484,971,175	94.5	16,499,444	3.2	11,534,717	2.2
Underwriting	485,891,167	94.7	15,296,460	3.0	11,817,709	2.3
Investments in real estate or commodities	483,447,053	94.2	18,150,949	3.5	11,407,334	2.3
Lending	483,011,706	94.1	18,242,702	3.6	11,750,928	2.3
Industry concentration	485,599,296	94.7	15,413,825	3.0	11,992,215	2.3
Elimination of certain policies	483,548,349	94.3	16,662,067	3.2	12,794,920	2.5

American Funds Insurance Series

Results of meeting of shareholders

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

International Fund
Borrowing	476,975,482	94.8%	15,352,282	3.1%	10,730,581	2.1%
Issuance of senior securities	477,914,217	95.0	14,151,050	2.8	10,993,078	2.2
Underwriting	478,941,460	95.2	13,188,201	2.6	10,928,684	2.2
Investments in real estate or commodities	476,938,104	94.8	15,282,519	3.0	10,837,722	2.2
Lending	476,442,864	94.7	15,663,720	3.1	10,951,761	2.2
Industry concentration	478,445,571	95.1	13,192,459	2.6	11,420,315	2.3
Elimination of certain policies	476,555,372	94.7	14,808,920	2.9	11,694,053	2.4

New World Fund
Borrowing	93,027,365	95.2	2,990,495	3.1	1,699,338	1.7
Issuance of senior securities	93,386,772	95.5	2,702,766	2.8	1,627,660	1.7
Underwriting	93,545,498	95.8	2,579,374	2.6	1,592,326	1.6
Investments in real estate or commodities	93,346,965	95.5	2,838,076	2.9	1,532,157	1.6
Lending	93,257,222	95.5	2,879,479	2.9	1,580,497	1.6
Industry concentration	93,427,214	95.6	2,575,850	2.6	1,714,134	1.8
Elimination of certain policies	93,226,969	95.4	2,698,322	2.8	1,791,907	1.8

Blue Chip Income and Growth Fund
Borrowing	420,088,021	95.7	11,089,674	2.5	8,001,132	1.8
Issuance of senior securities	420,207,790	95.7	11,034,184	2.5	7,936,853	1.8
Underwriting	420,735,855	95.8	9,894,795	2.3	8,548,177	1.9
Investments in real estate or commodities	419,203,937	95.5	11,864,196	2.7	8,110,694	1.8
Lending	418,846,597	95.4	12,059,153	2.7	8,273,077	1.9
Industry concentration	420,050,146	95.7	10,681,934	2.4	8,446,747	1.9
Elimination of certain policies	419,752,549	95.6	10,933,989	2.5	8,492,289	1.9

Global Growth and Income Fund
Borrowing	215,546,540	95.2	6,056,680	2.7	4,864,167	2.1
Issuance of senior securities	216,294,796	95.5	5,425,670	2.4	4,746,921	2.1
Underwriting	216,576,572	95.7	5,276,672	2.3	4,614,143	2.0
Investments in real estate or commodities	215,483,387	95.2	6,603,074	2.9	4,380,926	1.9
Lending	215,183,834	95.0	6,371,941	2.8	4,911,612	2.2
Industry concentration	216,631,548	95.7	4,971,257	2.2	4,864,582	2.1
Elimination of certain policies	215,760,578	95.3	5,503,297	2.4	5,203,512	2.3

Growth-Income Fund
Borrowing	724,145,441	94.5	24,380,570	3.2	17,472,898	2.3
Issuance of senior securities	726,065,715	94.8	22,376,416	2.9	17,556,778	2.3
Underwriting	727,371,032	95.0	20,987,025	2.7	17,640,852	2.3
Investments in real estate or commodities	723,113,056	94.4	25,922,246	3.4	16,963,607	2.2
Lending	722,972,297	94.4	25,394,529	3.3	17,632,083	2.3
Industry concentration	726,248,333	94.8	21,106,709	2.8	18,643,867	2.4
Elimination of certain policies	723,979,639	94.5	22,785,967	3.0	19,233,303	2.5

International Growth and Income Fund
Borrowing	5,233,125	99.0	48,240	0.9	2,646	0.1
Issuance of senior securities	5,203,516	98.5	74,088	1.4	6,407	0.1
Underwriting	5,230,541	99.0	44,417	0.8	9,053	0.2
Investments in real estate or commodities	5,217,660	98.8	63,934	1.2	2,417	0.0
Lending	5,195,618	98.3	79,340	1.5	9,053	0.2
Industry concentration	5,235,315	99.1	48,696	0.9	0	0.0
Elimination of certain policies	5,206,023	98.5	56,113	1.1	21,875	0.4

Asset Allocation Fund
Borrowing	609,468,204	94.6	18,001,391	2.8	16,747,356	2.6
Issuance of senior securities	611,266,352	94.9	16,871,604	2.6	16,078,995	2.5
Underwriting	612,123,502	95.0	15,800,696	2.5	16,292,753	2.5
Investments in real estate or commodities	608,769,557	94.5	19,311,492	3.0	16,135,902	2.5
Lending	608,656,272	94.5	19,279,364	3.0	16,281,315	2.5
Industry concentration	611,529,043	94.9	15,730,362	2.5	16,957,546	2.6
Elimination of certain policies	608,419,074	94.5	17,517,348	2.7	18,280,529	2.8

American Funds Insurance Series

Results of meeting of shareholders

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

Bond Fund
Borrowing	700,599,857	94.7%	21,758,776	2.9%	17,541,540	2.4%
Issuance of senior securities	702,858,004	95.0	20,003,853	2.7	17,038,316	2.3
Underwriting	703,431,982	95.1	18,729,650	2.5	17,738,541	2.4
Investments in real estate or commodities	700,423,897	94.7	22,346,290	3.0	17,129,986	2.3
Lending	701,145,069	94.7	21,252,233	2.9	17,502,871	2.4
Industry concentration	702,889,546	95.0	19,257,699	2.6	17,752,928	2.4
Elimination of certain policies	700,817,993	94.8	21,032,414	2.8	18,049,766	2.4

Global Bond Fund
Borrowing	85,625,032	95.2	2,349,110	2.6	2,002,819	2.2
Issuance of senior securities	85,713,358	95.3	2,271,059	2.5	1,992,544	2.2
Underwriting	85,763,145	95.3	1,585,097	1.8	2,628,719	2.9
Investments in real estate or commodities	85,530,417	95.1	2,541,768	2.8	1,904,776	2.1
Lending	85,570,207	95.1	2,559,521	2.8	1,847,233	2.1
Industry concentration	85,920,266	95.4	1,935,363	2.2	2,121,332	2.4
Elimination of certain policies	85,008,367	94.5	2,459,036	2.7	2,509,558	2.8

High-Income Bond Fund
Borrowing	141,204,513	94.5	5,991,741	4.0	2,171,769	1.5
Issuance of senior securities	141,205,175	94.6	6,004,454	4.0	2,158,394	1.4
Underwriting	141,281,699	94.6	5,967,390	4.0	2,118,934	1.4
Investments in real estate or commodities	141,462,948	94.7	5,975,518	4.0	1,929,557	1.3
Lending	141,066,330	94.5	6,136,783	4.1	2,164,910	1.4
Industry concentration	141,860,732	95.0	5,464,829	3.6	2,042,462	1.4
Elimination of certain policies	140,873,052	94.3	5,998,094	4.0	2,496,877	1.7

U.S. Govt./AAA-Rated Securities Fund
Borrowing	163,744,558	91.0	11,302,279	6.3	4,872,113	2.7
Issuance of senior securities	167,803,798	93.3	7,993,097	4.4	4,122,055	2.3
Underwriting	167,299,382	93.0	8,052,578	4.5	4,566,990	2.5
Investments in real estate or commodities	164,292,013	91.3	11,311,128	6.3	4,315,809	2.4
Lending	167,176,224	92.9	8,017,128	4.5	4,725,598	2.6
Industry concentration	167,929,577	93.3	7,745,241	4.3	4,244,132	2.4
Elimination of certain policies	164,127,583	91.2	11,246,516	6.3	4,544,851	2.5

Cash Management Fund
Borrowing	76,209,414	92.8	3,785,171	4.6	2,132,888	2.6
Issuance of senior securities	77,586,124	94.5	2,985,778	3.6	1,555,571	1.9
Underwriting	77,368,477	94.2	3,151,032	3.8	1,607,964	2.0
Investments in real estate or commodities	76,875,255	93.6	3,676,558	4.5	1,575,660	1.9
Lending	76,846,834	93.6	3,290,175	4.0	1,990,464	2.4
Industry concentration	77,880,145	94.9	2,814,741	3.4	1,432,587	1.7
Elimination of certain policies	76,997,928	93.7	2,850,929	3.5	2,278,616	2.8

American Funds Insurance Series

Results of meeting of shareholders

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

Global Discovery Fund	18,103,893	96.5%	469,001	2.5%	185,149	1.0%
Global Growth Fund	239,277,242	93.8	10,352,562	4.1	5,313,998	2.1
Global Small Capitalization Fund	169,659,195	93.5	7,892,072	4.3	3,905,480	2.2
Growth Fund	478,762,388	93.3	22,892,274	4.5	11,350,674	2.2
International Fund	471,849,266	93.8	20,327,792	4.0	10,881,287	2.2
New World Fund	92,706,587	94.9	3,553,226	3.6	1,457,385	1.5
Blue Chip Income and Growth Fund	416,831,360	94.9	14,506,417	3.3	7,841,050	1.8
Global Growth and Income Fund	214,050,936	94.5	8,044,647	3.6	4,371,804	1.9
Growth-Income Fund	716,673,856	93.6	32,255,559	4.2	17,069,494	2.2
International Growth and Income Fund	5,216,470	98.8	60,124	1.1	7,417	0.1
Asset Allocation Fund	602,985,973	93.6	25,157,404	3.9	16,073,574	2.5
Bond Fund	694,108,684	93.8	28,705,630	3.9	17,085,859	2.3
Global Bond Fund	84,340,965	93.8	3,345,047	3.7	2,290,949	2.5
High-Income Bond Fund	140,786,680	94.3	6,280,275	4.2	2,301,068	1.5
U.S. Govt./AAA-Rated Securities Fund	163,342,941	90.8	11,833,542	6.6	4,742,467	2.6
Cash Management Fund	76,737,440	93.4	3,843,321	4.7	1,546,712	1.9

To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

Global Discovery Fund	18,311,370	97.6%	254,987	1.4%	191,686	1.0%
Global Growth Fund	242,204,782	95.0	7,671,631	3.0	5,067,389	2.0
Global Small Capitalization Fund	171,647,076	94.6	5,949,270	3.3	3,860,401	2.1
Growth Fund	485,265,504	94.6	17,034,447	3.3	10,705,385	2.1
International Fund	477,935,416	95.0	14,290,069	2.8	10,832,860	2.2
New World Fund	93,471,680	95.6	2,805,656	2.9	1,439,862	1.5
Blue Chip Income and Growth Fund	422,801,268	96.3	9,590,280	2.2	6,787,279	1.5
Global Growth and Income Fund	217,080,339	95.8	4,905,582	2.2	4,481,466	2.0
Growth-Income Fund	727,088,094	94.9	22,776,337	3.0	16,134,478	2.1
International Growth and Income Fund	5,228,574	98.9	40,006	0.8	15,431	0.3
Asset Allocation Fund	610,823,507	94.8	17,518,724	2.7	15,874,720	2.5
Bond Fund	704,237,266	95.2	19,489,539	2.6	16,173,368	2.2
Global Bond Fund	85,544,355	95.1	2,375,290	2.6	2,057,316	2.3
High-Income Bond Fund	142,416,433	95.3	5,356,536	3.6	1,595,054	1.1
U.S. Govt./AAA-Rated Securities Fund	165,090,482	91.8	10,877,528	6.0	3,950,940	2.2
Cash Management Fund	77,022,218	93.8	2,848,483	3.5	2,256,772	2.7

American Funds Insurance Series

Results of meeting of shareholders

To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

Global Discovery Fund	18,216,337	97.1%	334,211	1.8%	207,495	1.1%
Global Growth Fund	240,814,143	94.5	8,785,746	3.4	5,343,913	2.1
Global Small Capitalization Fund	170,675,609	94.1	6,706,271	3.7	4,074,867	2.2
Growth Fund	481,846,495	93.9	19,461,501	3.8	11,697,340	2.3
International Fund	474,776,047	94.3	17,425,070	3.5	10,857,228	2.2
New World Fund	93,044,920	95.2	3,139,633	3.2	1,532,645	1.6
Blue Chip Income and Growth Fund	418,824,731	95.4	12,392,993	2.8	7,961,103	1.8
Global Growth and Income Fund	215,439,150	95.1	6,364,947	2.8	4,663,290	2.1
Growth-Income Fund	722,006,161	94.2	26,755,244	3.5	17,237,504	2.3
International Growth and Income Fund	5,236,106	99.1	47,905	0.9	0	0.0
Asset Allocation Fund	607,171,498	94.2	20,564,440	3.2	16,481,013	2.6
Bond Fund	697,294,353	94.2	25,597,761	3.5	17,008,059	2.3
Global Bond Fund	85,041,379	94.5	2,587,796	2.9	2,347,786	2.6
High-Income Bond Fund	141,025,862	94.4	5,965,116	4.0	2,377,045	1.6
U.S. Govt./AAA-Rated Securities Fund	167,380,852	93.0	8,173,055	4.6	4,365,043	2.4
Cash Management Fund	77,684,883	94.6	3,319,933	4.0	1,122,657	1.4

To approve changes to an investment policy of Global Discovery Fund

Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining	Percent of shares abstaining

18,245,746	97.3%	278,037	1.5%	234,260	1.2%

American Funds Insurance Series

Offices of the series and of the investment adviser Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406	Custodian of assets State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent registered public accounting firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071-2889

6455 Irvine Center Drive Irvine, CA 92618	Counsel Bingham McCutchen LLP 355 South Grand Avenue, Suite 4400 Los Angeles, CA 90071-3106

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2009, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2010, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEAR-995-0210P Litho in USA RCG/L/8074-S20687

109

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.26%

Basic Materials - 4.12%
Cabot Corp.	19,400	$508,862
Cytec Industries, Inc.	50,586	1,842,342
Eastman Chemical Company	6,800	409,632
Huntsman Corp.	86,300	974,327
International Paper Company	215,161	5,762,012
Lubrizol Corp.	40,900	2,983,655
Rayonier, Inc.	6,100	257,176
Reliance Steel & Aluminum Company	24,000	1,037,280
W.R. Grace & Company *	44,000	1,115,400

		14,890,686

Communications - 10.42%
Amazon.com, Inc. *	10,767	1,448,377
AT&T, Inc.	342,029	9,587,073
Google, Inc., Class A *	7,499	4,649,230
Harris Corp.	70,600	3,357,030
InterDigital, Inc. * (a)	79,900	2,120,546
McGraw-Hill Companies, Inc.	54,700	1,832,997
QUALCOMM, Inc.	69	3,192
Scripps Networks Interactive, Inc., Class A	47,300	1,962,950
Sohu.com, Inc. *	18,307	1,048,625
Symantec Corp. *	129,792	2,321,979
Telephone & Data Systems, Inc.	11,000	373,120
Time Warner Cable, Inc.	111,035	4,595,739
U.S. Cellular Corp. *	13,839	586,912
VeriSign, Inc. *	49,500	1,199,880
Verizon Communications, Inc.	79,134	2,621,709

		37,709,359

Consumer, Cyclical - 9.37%
Advance Auto Parts, Inc.	66,300	2,683,824
Alaska Air Group, Inc. *	12,700	438,912
Barnes & Noble, Inc. (a)	205,700	3,922,699
Cash America International, Inc.	9,500	332,120
Coach, Inc.	15,600	569,868
Genuine Parts Company	20,500	778,180
Ingram Micro, Inc., Class A *	139,069	2,426,754
McDonald’s Corp.	112,562	7,028,371
Navistar International Corp. *	42,200	1,631,030
Nu Skin Enterprises, Inc., Class A	25,300	679,811
NVR, Inc. *	300	213,213
Oshkosh Corp.	62,800	2,325,484
Ross Stores, Inc.	111,900	4,779,249
Tech Data Corp. *	54,006	2,519,920
The Gap, Inc.	53,300	1,116,635
UAL Corp. * (a)	190,000	2,452,900

		33,898,970

Consumer, Non-cyclical - 26.45%
Abbott Laboratories	27,094	1,462,805
Amedisys, Inc. * (a)	30,500	1,481,080
AmerisourceBergen Corp.	100,700	2,625,249
Archer-Daniels-Midland Company	173,722	5,439,236
Campbell Soup Company	124,700	4,214,860
Coca-Cola Enterprises, Inc.	84,600	1,793,520
Colgate-Palmolive Company	63,301	5,200,177
Corinthian Colleges, Inc. * (a)	277,600	3,822,552
Coventry Health Care, Inc. *	188,277	4,573,248
Cubist Pharmaceuticals, Inc. *	20,700	$392,679
Dollar Thrifty Automotive Group, Inc. *	32,200	824,642
Eli Lilly & Company	83,233	2,972,250
Endo Pharmaceutical Holdings, Inc. *	36,600	750,666
Forest Laboratories, Inc. *	19,000	610,090
Gentiva Health Services, Inc. *	19,900	537,499
Gilead Sciences, Inc. *	123,611	5,349,884
Global Payments, Inc.	21,300	1,147,218
Herbalife, Ltd.	9,252	375,354
Hill-Rom Holdings, Inc.	26,600	638,134
Johnson & Johnson	31,520	2,030,203
Kimberly-Clark Corp.	90,300	5,753,013
Lorillard, Inc.	60,017	4,815,164
McKesson Corp.	54,400	3,400,000
Mead Johnson Nutrition Company	61,100	2,670,070
Medco Health Solutions, Inc. *	95,800	6,122,578
Medicis Pharmaceutical Corp., Class A	25,700	695,185
Myriad Genetics, Inc. *	31,600	824,760
Par Pharmaceutical Companies, Inc. *	16,200	438,372
PDL BioPharma, Inc. (a)	164,300	1,127,098
Pfizer, Inc.	453,092	8,241,744
Philip Morris International, Inc.	34,080	1,642,315
Procter & Gamble Company	3,360	203,717
Quidel Corp. * (a)	39,200	540,176
R.R. Donnelley & Sons Company	105,264	2,344,229
SAIC, Inc. *	257,476	4,876,596
STERIS Corp.	13,000	363,610
Sysco Corp.	73,345	2,049,259
The Kroger Company	43,500	893,055
Tupperware Brands Corp.	29,600	1,378,472
UnitedHealth Group, Inc.	16,400	499,872
Valeant Pharmaceuticals International *	17,300	549,967

		95,670,598

Energy - 9.54%
Cimarex Energy Company	8,800	466,136
ConocoPhillips Company	93,534	4,776,782
Devon Energy Corp.	60,100	4,417,350
Exxon Mobil Corp.	127,800	8,714,682
FMC Technologies, Inc. *	17,100	989,064
Helix Energy Solutions Group, Inc. *	88,700	1,042,225
Marathon Oil Corp.	46,900	1,464,218
Mariner Energy, Inc. *	129,100	1,498,851
Newfield Exploration Company *	72,200	3,482,206
Oceaneering International, Inc. *	19,300	1,129,436
Oil States International, Inc. *	83,077	3,264,095
Peabody Energy Corp.	9,300	420,453
Rowan Companies, Inc. *	89,047	2,016,024
Williams Companies, Inc.	38,700	815,796

		34,497,318

Financial - 11.71%
Aetna, Inc.	28,973	918,444
Allied World Assurance Holdings, Ltd.	45,977	2,118,161
Annaly Capital Management, Inc., REIT	53,400	926,490
Bank of America Corp.	204,355	3,077,586
Boston Properties, Inc., REIT	4,445	298,126

The accompanying notes are an integral part of the financial statements.

1

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Capital One Financial Corp.	140,900	$5,402,106
Citigroup, Inc.	586,300	1,940,653
Commerce Bancshares, Inc.	14,950	578,864
Discover Financial Services	178,500	2,625,735
East West Bancorp, Inc.	35,800	565,640
Equity Residential, REIT	29,426	994,010
Franklin Resources, Inc.	30,200	3,181,570
Fulton Financial Corp.	61,400	535,408
Health Care, Inc., REIT	7,960	352,787
JPMorgan Chase & Company	87,314	3,638,375
Knight Capital Group, Inc. *	82,500	1,270,500
Liberty Property Trust, REIT	9,034	289,178
Marshall & Ilsley Corp.	171,300	933,585
PartnerRe, Ltd.	30,400	2,269,664
Platinum Underwriters Holdings, Ltd.	12,900	493,941
ProLogis, REIT (a)	14,400	197,136
Public Storage, Inc., REIT	11,800	961,110
Redwood Trust, Inc., REIT	22,800	329,688
Regency Centers Corp., REIT	7,471	261,933
Regions Financial Corp.	188,600	997,694
Simon Property Group, Inc., REIT	17,906	1,428,899
SVB Financial Group *	16,100	671,209
The Travelers Companies, Inc.	42,285	2,108,330
Vornado Realty Trust, REIT	9,491	663,801
Wells Fargo & Company	86,700	2,340,033

		42,370,656

Industrial - 13.10%
3M Company	35,000	2,893,450
Arrow Electronics, Inc. *	179,244	5,307,415
Avnet, Inc. *	188,244	5,677,439
Carlisle Companies, Inc.	54,500	1,867,170
Donaldson Company, Inc.	13,200	561,528
EMCOR Group, Inc. *	111,500	2,999,350
Fluor Corp.	10,718	482,739
Garmin, Ltd. (a)	126,000	3,868,200
General Electric Company	17,700	267,801
Jabil Circuit, Inc.	52,500	911,925
KBR, Inc.	45,000	855,000
Lockheed Martin Corp.	76,123	5,735,868
Northrop Grumman Corp.	35,391	1,976,587
Rock-Tenn Company, Class A	17,100	862,011
Ryder Systems, Inc.	2,282	93,950
Shaw Group, Inc. *	124,100	3,567,875
Timken Company	110,037	2,608,977
Trinity Industries, Inc. (a)	81,791	1,426,435
United Parcel Service, Inc., Class B	73,200	4,199,484
Vishay Intertechnology, Inc. *	42,400	354,040
Waters Corp. *	14,400	892,224

		47,409,468

Technology - 9.19%
Apple, Inc. *	27,326	5,761,960
Computer Sciences Corp. *	44,539	2,562,329
International Business Machines Corp.	79,755	10,439,930
Microsoft Corp.	274,807	8,378,865
NCR Corp. *	190,800	2,123,604
STEC, Inc. * (a)	201,300	$3,289,242
Volterra Semiconductor Corp. *	36,200	692,144

		33,248,074

Utilities - 3.36%
AES Corp. *	72,100	959,651
Constellation Energy Group, Inc.	33,100	1,164,127
Exelon Corp.	90,100	4,403,187
FirstEnergy Corp.	32,000	1,486,400
Mirant Corp. *	48,449	739,816
Nicor, Inc.	13,000	547,300
NRG Energy, Inc. * (a)	121,200	2,861,532

		12,162,013

TOTAL COMMON STOCKS (Cost $316,995,104)		$351,857,142

SECURITIES LENDING COLLATERAL- 6.25%

Securities Lending Collateral - 6.25%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,257,608	22,597,526

TOTAL SECURITIES LENDING COLLATERAL (Cost $22,598,691)		$22,597,526

SHORT TERM INVESTMENTS - 2.70%

State Street Institutional Liquid Reserves Fund, 0.1272%	$3,823,074	$3,823,074
U.S. Treasury Bills 0.01% due 03/18/2010 ***	5,950,000	5,949,399

TOTAL SHORT TERM INVESTMENTS (Cost $9,770,688)		$9,772,473

Total Investments (All Cap Core Trust) (Cost $349,364,483) - 106.21%		$384,227,141
Other assets and liabilities, net - (6.21)%		(22,473,161

TOTAL NET ASSETS - 100.00%		$361,753,980

All Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.52%

Basic Materials - 2.44%
BHP Billiton, Ltd.	13,701	$524,663
Freeport-McMoRan Copper & Gold, Inc., Class B *	12,369	993,107
Rio Tinto PLC	12,487	673,004
United States Steel Corp.	7,717	425,361

		2,616,135

Communications - 13.10%
Amazon.com, Inc. *	8,576	1,153,644
Amdocs, Ltd. *	20,175	575,593
Cisco Systems, Inc. *	68,151	1,631,535
Corning, Inc.	47,007	907,705
Google, Inc., Class A *	4,855	3,010,003
KDDI Corp.	392	2,067,166

The accompanying notes are an integral part of the financial statements.

2

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
McAfee, Inc. *	41,746	$1,693,635
Priceline.com, Inc. *	2,482	542,317
QUALCOMM, Inc.	46,498	2,150,997
VeriSign, Inc. *	13,375	324,210

		14,056,805

Consumer, Cyclical - 15.47%
Aeropostale, Inc. *	5,486	186,798
American Eagle Outfitters, Inc.	20,416	346,664
Autoliv, Inc.	8,673	376,061
AutoZone, Inc. *	2,511	396,914
Bed Bath & Beyond, Inc. * (a)	11,012	425,394
Best Buy Company, Inc.	8,291	327,163
BorgWarner, Inc.	6,419	213,239
Carnival Corp. *	32,575	1,032,302
Costco Wholesale Corp.	21,015	1,243,458
Delta Air Lines, Inc. *	33,079	376,439
Dollar Tree, Inc. *	27,104	1,309,123
Home Depot, Inc.	38,694	1,119,417
J.C. Penney Company, Inc.	44,780	1,191,596
Johnson Controls, Inc.	29,167	794,509
Kohl’s Corp. *	26,661	1,437,828
Lowe’s Companies, Inc.	57,190	1,337,674
McDonald’s Corp.	8,367	522,436
NIKE, Inc., Class B	9,533	629,845
The Gap, Inc.	44,452	931,269
The Men’s Wearhouse, Inc.	19,287	406,184
Toyota Motor Corp.	16,600	697,463
UAL Corp. *	33,862	437,158
Wal-Mart Stores, Inc.	16,071	858,995

		16,597,929

Consumer, Non-cyclical - 17.01%
Abbott Laboratories	19,878	1,073,213
Alliance Data Systems Corp. * (a)	8,565	553,213
Amgen, Inc. *	21,869	1,237,129
Apollo Group, Inc., Class A * (a)	9,188	556,609
Baxter International, Inc.	24,153	1,417,298
Colgate-Palmolive Company	6,865	563,960
Express Scripts, Inc. *	16,449	1,422,016
General Mills, Inc.	5,468	387,189
Gilead Sciences, Inc. *	56,429	2,442,247
Johnson & Johnson	12,927	832,628
Kellogg Company	7,075	376,390
Laboratory Corp. of America Holdings *	5,211	389,991
McKesson Corp.	6,697	418,563
Medco Health Solutions, Inc. *	10,706	684,221
Medtronic, Inc.	21,376	940,117
PepsiCo, Inc.	28,131	1,710,365
Robert Half International, Inc.	12,943	345,966
Shire PLC	27,919	545,978
UnitedHealth Group, Inc.	29,661	904,067
Varian Medical Systems, Inc. * (a)	10,355	485,132
Visa, Inc. (a)	11,024	964,159

		18,250,451

Energy - 6.82%
Apache Corp.	6,134	632,845
Baker Hughes, Inc.	9,767	$395,368
Cameron International Corp. *	17,190	718,542
Devon Energy Corp.	14,395	1,058,032
EQT Corp.	9,532	418,645
Exxon Mobil Corp.	16,436	1,120,771
Halliburton Company	13,191	396,917
Occidental Petroleum Corp.	16,072	1,307,457
Schlumberger, Ltd.	6,684	435,062
Transocean, Ltd. *	6,067	502,348
Weatherford International, Ltd. *	18,600	333,126

		7,319,113

Financial - 7.60%
ACE, Ltd. *	17,902	902,261
American Express Company	11,009	446,085
BlackRock, Inc., Class A	1,722	399,848
Charles Schwab Corp.	41,485	780,748
CME Group, Inc.	2,698	906,393
Goldman Sachs Group, Inc.	6,551	1,106,071
IntercontinentalExchange, Inc. *	7,065	793,399
Jefferies Group, Inc. * (a)	22,445	532,620
JPMorgan Chase & Company	22,902	954,326
MasterCard, Inc., Class A	3,441	880,827
T. Rowe Price Group, Inc.	8,356	444,957

		8,147,535

Industrial - 13.09%
Con-way, Inc.	7,095	247,686
Cooper Industries PLC	27,379	1,167,441
Expeditors International of Washington, Inc.	14,823	514,803
Flextronics International, Ltd. *	118,887	869,064
Fluor Corp.	11,852	533,814
General Dynamics Corp.	7,478	509,775
Gentex Corp.	14,896	265,894
Goodrich Corp.	8,670	557,047
Honeywell International, Inc.	14,324	561,501
Illinois Tool Works, Inc.	8,199	393,470
Ingersoll-Rand PLC (a)	26,896	961,263
Komatsu, Ltd.	16,300	339,823
McDermott International, Inc. *	13,705	329,057
Norfolk Southern Corp.	9,084	476,183
Rockwell Collins, Inc.	10,061	556,977
Thermo Fisher Scientific, Inc. *	15,016	716,113
Tyco Electronics, Ltd.	26,661	654,528
Union Pacific Corp.	12,937	826,674
United Technologies Corp.	30,375	2,108,329
Valmont Industries, Inc.	2,850	223,582
W.W. Grainger, Inc.	6,035	584,369
Waste Management, Inc.	19,047	643,979

		14,041,372

Technology - 20.99%
Adobe Systems, Inc. *	12,505	459,934
Altera Corp.	43,652	987,845
Apple, Inc. *	11,700	2,467,062
Applied Materials, Inc.	26,620	371,083
ASML Holding NV	44,960	1,529,224
Check Point Software Technologies, Ltd. *	53,935	1,827,318

The accompanying notes are an integral part of the financial statements.

3

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Cognizant Technology Solutions Corp., Class A *	30,539	$1,383,417

Dell, Inc. *	32,068	460,496
Hewlett-Packard Company	17,976	925,944
Intel Corp.	80,757	1,647,443
International Business Machines Corp.	14,439	1,890,065
KLA-Tencor Corp. (a)	11,707	423,325
Microsoft Corp.	63,657	1,940,902
NVIDIA Corp. * (a)	27,076	505,780
PMC-Sierra, Inc. *	26,549	229,914
QLogic Corp. *	14,746	278,257
Research In Motion, Ltd. *	34,466	2,327,834
STEC, Inc. * (a)	7,569	123,677
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	108,386	1,239,936
Texas Instruments, Inc.	22,957	598,259
Xilinx, Inc.	36,109	904,891

		22,522,606

TOTAL COMMON STOCKS (Cost $89,310,084)		$103,551,946

SECURITIES LENDING COLLATERAL - 4.37%

Securities Lending Collateral - 4.37%

John Hancock Collateral Investment Trust, 0.1387% (c)(f)	468,165	4,686,101
TOTAL SECURITIES LENDING COLLATERAL (Cost $4,686,312)		$4,686,101

SHORT TERM INVESTMENTS - 3.24%
State Street Institutional Liquid
Reserves Fund, 0.1272%	$3,476,523	$3,476,523

TOTAL SHORT TERM INVESTMENTS (Cost $3,476,523)		$3,476,523

Total Investments (All Cap Growth Trust) (Cost $97,472,919) - 104.13%		$111,714,570
Other assets and liabilities, net - (4.13)%		(4,433,497)

TOTAL NET ASSETS - 100.00%		$107,281,073

All Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.48%

Basic Materials - 4.81%
Agnico Eagle Mines, Ltd.	1,700	$91,800
Barrick Gold Corp.	46,405	1,827,429
Celanese Corp., Series A	9,700	311,370
Nucor Corp. (a)	12,700	592,455
Reliance Steel & Aluminum Company	23,191	1,002,315
United States Steel Corp. (a)	9,000	496,080

		4,321,449

Communications - 1.89%
McAfee, Inc. *	14,973	607,454
Omnicom Group, Inc.	27,900	$1,092,285

		1,699,739

Consumer, Cyclical - 10.38%
American Eagle Outfitters, Inc.	38,500	653,730
Autoliv, Inc. *	8,118	351,997
Carnival Corp. *	4,200	133,098
Children’s Place Retail Stores, Inc. *	10,400	343,304
Ford Motor Company * (a)	153,500	1,535,000
Fossil, Inc. *	14,100	473,196
Guess?, Inc.	4,500	190,350
Honda Motor Company, Ltd., SADR (a)	15,300	518,670
International Game Technology (a)	14,900	279,673
Lowe’s Companies, Inc.	23,800	556,682
Marriott International, Inc., Class A (a)	32,665	890,121
NIKE, Inc., Class B	9,000	594,630
Nordstrom, Inc. (a)	5,800	217,964
Starwood Hotels & Resorts Worldwide, Inc.	25,400	928,878
Timberland Company, Class A *	19,100	342,463
WABCO Holdings, Inc.	41,000	1,057,390
Wynn Resorts, Ltd. (a)	4,400	256,212

		9,323,358

Consumer, Non-cyclical - 21.95%
Abbott Laboratories	37,590	2,029,484
AmerisourceBergen Corp.	52,584	1,370,866
Amgen, Inc. *	44,700	2,528,679
C.R. Bard, Inc.	8,390	653,581
DaVita, Inc. *	25,286	1,485,300
Diageo PLC, SADR	8,200	569,162
Fortune Brands, Inc.	15,200	656,640
Humana, Inc. *	26,134	1,147,021
J.M. Smucker Company	11,900	734,825
McKesson Corp.	21,100	1,318,750
Onyx Pharmaceuticals, Inc. *	17,872	524,364
Patterson Companies, Inc. *	36,400	1,018,472
Stryker Corp.	19,200	967,104
The Cooper Companies, Inc. (a)	15,300	583,236
Varian Medical Systems, Inc. * (a)	21,000	983,850
Warner Chilcott PLC *	58,400	1,662,648
Watson Pharmaceuticals, Inc. *	20,167	798,815
Zimmer Holdings, Inc. *	11,500	679,765

		19,712,562

Energy - 17.26%
Apache Corp.	5,052	521,215
Cenovus Energy, Inc. (a)	25,816	650,563
Chevron Corp.	6,800	523,532
El Paso Corp.	111,300	1,094,079
EnCana Corp.	25,816	836,180
EQT Corp.	18,000	790,560
Exxon Mobil Corp.	31,600	2,154,804
Halliburton Company	40,942	1,231,945
Helmerich & Payne, Inc.	9,400	374,872
Noble Energy, Inc.	9,700	690,834
Schlumberger, Ltd.	13,100	852,679
Smith International, Inc. (a)	19,300	524,381
Southwestern Energy Company *	15,400	742,280

The accompanying notes are an integral part of the financial statements.

4

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Superior Energy Services, Inc. *	33,500	$813,715
Williams Companies, Inc.	81,300	1,713,804
XTO Energy, Inc.	42,700	1,986,831

		15,502,274

Financial - 18.68%
ACE, Ltd. *	3,600	181,440
Aon Corp.	8,300	318,222
Bank of America Corp. (a)	65,700	989,442
Berkshire Hathaway, Inc., Class B * (a)	336	1,104,096
Capital One Financial Corp.	33,063	1,267,635
Charles Schwab Corp.	26,400	496,848
CIGNA Corp.	27,500	969,925
City National Corp. (a)	19,600	893,760
Commerce Bancshares, Inc.	19,750	764,720
Cullen Frost Bankers, Inc. (a)	23,206	1,160,300
JPMorgan Chase & Company	39,800	1,658,466
KeyCorp	84,900	471,195
Lazard, Ltd., Class A	38,300	1,454,251
M&T Bank Corp. (a)	3,500	234,115
Markel Corp. *	1,500	510,000
MasterCard, Inc., Class A	2,967	759,493
MetLife, Inc.	12,926	456,934
Morgan Stanley	28,300	837,680
PNC Financial Services Group, Inc.	5,300	279,787
Raymond James Financial, Inc.	20,062	476,874
State Street Corp.	13,900	605,206
SunTrust Banks, Inc.	17,300	351,017
Wells Fargo & Company	19,900	537,101

		16,778,507

Industrial - 14.70%
AMETEK, Inc.	2,500	95,600
Bristow Group, Inc. *	4,300	165,335
Canadian National Railway Company	7,900	429,444
Curtiss-Wright Corp.	9,700	303,804
Eaton Corp.	23,010	1,463,896
EnPro Industries, Inc. *	14,500	382,945
GATX Corp.	5,600	161,000
General Dynamics Corp.	7,397	504,253
Heartland Express, Inc. (a)	16,693	254,902
Hexcel Corp. *	17,600	228,448
Honeywell International, Inc.	18,800	736,960
ITT Corp.	19,300	959,982
Jacobs Engineering Group, Inc. *	8,800	330,968
Kansas City Southern * (a)	40,600	1,351,574
Kennametal, Inc.	23,200	601,344
Parker-Hannifin Corp.	17,379	936,381
Quanex Building Products Corp.	16,139	273,879
Robbins & Myers, Inc.	36,200	851,424
Roper Industries, Inc.	6,755	353,759
SPX Corp.	9,900	541,530
Thermo Fisher Scientific, Inc. *	24,100	1,149,329
Trex Company, Inc. * (a)	4,900	96,040
United Technologies Corp.	14,766	1,024,908

		13,197,705

Technology - 8.81%
Accenture PLC	22,993	$954,210
Adobe Systems, Inc. *	36,071	1,326,691
Autodesk, Inc. *	19,700	500,577
EMC Corp. *	23,572	411,803
Hewlett-Packard Company	13,000	669,630
Intuit, Inc. *	26,600	816,886
Micron Technology, Inc. * (a)	82,800	874,368
Microsoft Corp.	50,500	1,539,745
VeriFone Holdings, Inc. *	27,100	443,898
Xilinx, Inc.	14,799	370,863

		7,908,671

TOTAL COMMON STOCKS (Cost $78,727,630)		$88,444,265

PREFERRED STOCKS - 1.07%

Financial - 1.07%
Bank of America Corp. (g)	64,400	960,848

TOTAL PREFERRED STOCKS (Cost $966,000)		$960,848

SECURITIES LENDING COLLATERAL - 11.58%

Securities Lending Collateral - 11.58%

John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,039,215	10,402,019

TOTAL SECURITIES LENDING COLLATERAL (Cost $10,402,647)		$10,402,019

Total Investments (All Cap Value Trust) (Cost $90,096,277) - 111.13%		$99,807,132
Other assets and liabilities, net - (11.13)%		(9,998,180)

TOTAL NET ASSETS - 100.00%		$89,808,952

Alpha Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.32%
Basic Materials - 7.30%
Allied Nevada Gold Corp. *	23,430	$353,324
Anglo American PLC *	14,356	621,311
AngloGold Ashanti, Ltd., SADR (a)	46,250	1,858,325
Antofagasta PLC	50,608	802,437
Barrick Gold Corp.	20,040	789,175
BHP Billiton, Ltd., SADR (a)	13,900	1,064,462
Cameco Corp.	83,360	2,681,691
Cliffs Natural Resources, Inc.	20,871	961,944
Dow Chemical Company	52,600	1,453,338
Eldorado Gold Corp. *	43,100	614,861
Fibria Celulose SA *	12,917	295,024
Fortescue Metals Group, Ltd. *	187,368	737,895
Freeport-McMoRan Copper & Gold, Inc., Class B *	38,240	3,070,290
Fresnillo PLC	12,119	152,778
Gerdau SA, SADR (a)	50,200	854,906
Goldcorp, Inc.	14,180	557,841

The accompanying notes are an integral part of the financial statements.

5

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
IAMGOLD Corp.	34,650	$541,926
Jindal Steel & Power, Ltd.	28,429	429,562
Mechel Steel Group, ADR	27,100	510,022
New Gold, Inc. *	86,380	313,854
Newmont Mining Corp.	17,450	825,559
Osisko Mining Corp. *	43,000	347,832
Paladin Resources, Ltd. *	98,310	364,850
Pan American Silver Corp. * (a)	22,980	547,154
Potash Corp. of Saskatchewan, Inc.	37,420	4,060,070
PPG Industries, Inc. (a)	29,093	1,703,104
Randgold Resources, Ltd., ADR (a)	15,680	1,240,602
Rio Tinto PLC, SADR	6,300	1,356,957
RTI International Metals, Inc. *	11,240	282,911
Silver Wheaton Corp. *	33,440	502,269
Sino-Forest Corp. *	18,420	341,330
Teck Cominco, Ltd., Class B *	40,240	1,407,193
The Mosaic Company	84,860	5,068,688
The Sherwin-Williams Company	33,181	2,045,609
Titanium Metals Corp. *	22,910	286,833
Vale SA (a)	48,970	1,421,599
Vedanta Resources PLC	14,384	594,504
Xstrata PLC *	210,543	3,708,443
Yamana Gold, Inc.	65,600	746,528
Zijin Mining Group, Ltd.	52,000	49,208

		45,566,209

Communications - 9.03%
Alibaba.com, Ltd.	372,400	857,900
Amazon.com, Inc. *	4,870	655,112
AsiaInfo Holdings, Inc. * (a)	22,390	682,223
AT&T, Inc.	41,100	1,152,033
CBS Corp., Class B	60,700	852,835
Cisco Systems, Inc. *	324,700	7,773,318
Comcast Corp., Class A	219,330	3,697,904
Comcast Corp., Class A	177,400	2,840,174
Corning, Inc.	14,760	285,016
Ctrip.com International, Ltd., ADR *	8,040	577,754
DragonWave, Inc. * (a)	35,120	403,636
eBay, Inc. *	108,600	2,556,444
Equinix, Inc. * (a)	51,900	5,509,185
Focus Media Holding, Ltd., ADR * (a)	120,410	1,908,499
Google, Inc., Class A *	9,890	6,131,602
Harris Stratex Networks, Inc., Class A *	238,400	1,647,344
Iridium Communications, Inc. * (a)	62,100	498,663
Koninklijke KPN NV	66,700	1,131,347
Motorola, Inc. *	35,260	273,618
QUALCOMM, Inc.	149,300	6,906,618
RF Micro Devices, Inc. *	358,100	1,708,137
Shanda Interactive Entertainment, Ltd. *	6,140	323,025
Sohu.com, Inc. *	4,030	230,838
Tencent Holdings, Ltd.	94,540	2,039,984
Virgin Media, Inc. (a)	194,500	3,273,435
Yahoo!, Inc. *	82,900	1,391,062
ZTE Corp., Class H	178,700	1,096,374

		56,404,080

Consumer, Cyclical - 15.52%
361 Degrees International, Ltd.	818,540	$475,401
Advance Auto Parts, Inc.	134,600	5,448,608
AirAsia BHD *	142,850	57,277
Anta Sports Products, Ltd.	280,050	415,155
ArvinMeritor, Inc. *	187,000	2,090,660
Astra International Tbk PT	86,600	318,117
Belle International Holdings, Ltd., GDR	461,970	533,640
Best Buy Company, Inc.	71,100	2,805,606
China Hongxing Sports, Ltd.	3,454,480	460,505
Coach, Inc. (a)	54,400	1,987,232
Continental Airlines, Inc., Class B * (a)	32,980	591,002
CVS Caremark Corp.	94,450	3,042,234
Delta Air Lines, Inc. *	879,542	10,009,188
DreamWorks Animation SKG, Inc., Class A *	22,520	899,674
Ford Motor Company *	118,300	1,183,000
GameStop Corp., Class A * (a)	30,700	673,558
Golden Eagle Retail Group, Ltd.	178,610	360,443
Hanesbrands, Inc. *	309,000	7,449,990
Harley-Davidson, Inc. (a)	39,800	1,002,960
Home Depot, Inc.	75,306	2,178,603
Huabao International Holdings, Ltd.	197,810	213,548
HUGHES Telematics, Inc. * (a)	21,300	69,225
Johnson Controls, Inc.	24,900	678,276
Lennar Corp., Class A	109,000	1,391,930
Lowe’s Companies, Inc.	228,860	5,353,035
McDonald’s Corp.	21,300	1,329,972
Modine Manufacturing Company *	318,770	3,774,237
NIKE, Inc., Class B	7,900	521,953
Nordstrom, Inc. (a)	19,500	732,810
PACCAR, Inc.	34,942	1,267,346
Pool Corp. (a)	94,113	1,795,676
Pulte Homes, Inc. *	164,900	1,649,000
Staples, Inc. (a)	270,556	6,652,972
Starbucks Corp. *	43,100	993,886
Tenneco, Inc. *	84,880	1,504,922
The Gap, Inc.	226,800	4,751,460
TiVo, Inc. *	47,810	486,706
Toll Brothers, Inc. *	151,900	2,857,239
TRW Automotive Holdings Corp. *	116,750	2,787,990
UAL Corp. *	46,880	605,221
Urban Outfitters, Inc. *	145,800	5,101,542
US Airways Group, Inc. *	119,090	576,396
Wal-Mart Stores, Inc.	97,460	5,209,237
Warnaco Group, Inc. *	97,400	4,109,306
XTEP International Holdings, Ltd.	984,960	552,515

		96,949,253

Consumer, Non-cyclical - 15.97%
Altria Group, Inc.	43,666	857,164
Apollo Group, Inc., Class A *	19,881	1,204,391
Biovail Corp.	3,500	48,860
Bristol-Myers Squibb Company (a)	29,810	752,703
Cardinal Health, Inc.	141,196	4,552,159
Cia de Concessoes Rodoviarias, ADR	29,400	670,101
Cott Corp. *	38,590	316,438
Covidien PLC	82,506	3,951,212
Daiichi Sankyo Company, Ltd.	193,100	4,040,274

The accompanying notes are an integral part of the financial statements.

6

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Elan Corp. PLC, SADR * (a)	555,143	$3,619,532
Eli Lilly & Company	88,760	3,169,620
G4S PLC	51,432	214,949
General Mills, Inc.	24,568	1,739,660
Gilead Sciences, Inc. *	31,800	1,376,304
Great American Group, Inc. *	392,600	1,452,620
Healthsouth Corp. *	65,900	1,236,943
Hengan International Group Company, Ltd.	69,520	515,473
Herbalife, Ltd.	38,850	1,576,145
Hologic, Inc. *	42,600	617,700
Impax Laboratories, Inc. *	127,700	1,736,720
Intuitive Surgical, Inc. * (a)	5,600	1,698,592
Jarden Corp.	169,100	5,226,881
Johnson & Johnson	30,730	1,979,319
King Pharmaceuticals, Inc. *	83,600	1,025,772
Kirin Brewery Company, Ltd.	30,540	486,874
Lorillard, Inc.	6,500	521,495
Medtronic, Inc.	78,895	3,469,802
Merck & Company, Inc.	207,615	7,586,252
Monster Worldwide, Inc. * (a)	59,608	1,037,179
Nestle SA, SADR	25,020	1,209,717
Nestle SA	10,180	494,573
Novavax, Inc. * (a)	599,670	1,595,122
NutriSystem, Inc. (a)	69,300	2,160,081
PepsiCo, Inc.	57,777	3,512,842
Pfizer, Inc.	431,056	7,840,909
PHH Corp. * (a)	65,630	1,057,299
Procter & Gamble Company	35,000	2,122,050
PureCircle, Ltd. * (a)	380,272	1,493,635
Shandong Weigao Group Medical Polymer Company, Ltd.	82,310	273,366
St. Jude Medical, Inc. *	45,700	1,680,846
Teva Pharmaceutical Industries, Ltd., SADR	61,210	3,438,778
The Advisory Board Company *	3,500	107,310
UCB SA	20,450	856,365
UnitedHealth Group, Inc.	294,251	8,968,770
VistaPrint NV * (a)	33,300	1,886,778
Western Union Company	230,880	4,352,088

		99,731,663

Diversified - 0.39%
Beijing Enterprises Holdings, Ltd.	190,180	1,367,365
China Resources Enterprises, Ltd.	191,500	695,096
Wharf Holdings, Ltd.	68,000	388,830

		2,451,291

Energy - 8.28%
Anadarko Petroleum Corp.	4,500	280,890
Apache Corp.	32,200	3,322,074
Baker Hughes, Inc.	70,130	2,838,862
BG Group PLC	189,736	3,397,751
BP PLC, SADR	39,624	2,297,003
Cameron International Corp. *	15,600	652,080
China Oilfield Services, Ltd., Series H	202,000	240,673
Complete Production Services, Inc. *	64,100	833,300
ConocoPhillips Company	20,000	1,021,400
CONSOL Energy, Inc.	79,658	3,966,968
Dresser-Rand Group, Inc. *	13,100	$414,091
EOG Resources, Inc.	8,400	817,320
Exxon Mobil Corp.	50,030	3,411,546
First Solar, Inc. * (a)	5,981	809,828
Gazprom OAO, SADR	67,990	1,694,826
Karoon Gas Australia, Ltd. *	123,272	1,158,296
Marathon Oil Corp.	44,283	1,382,515
Massey Energy Company (a)	14,330	602,003
Noble Corp.	30,700	1,249,490
Noble Energy, Inc.	62,800	4,472,616
Occidental Petroleum Corp.	33,401	2,717,171
Peabody Energy Corp.	22,300	1,008,183
Petroleo Brasileiro SA, ADR	34,006	1,621,406
Schlumberger, Ltd.	16,200	1,054,458
Suncor Energy, Inc.	42,115	1,487,081
Sunpower Corp., Class B *	47,511	995,356
Superior Well Services, Inc. *	131,200	1,870,912
Total SA, SADR	72,617	4,650,393
Walter Energy, Inc.	7,530	567,084
Whiting Petroleum Corp. *	12,400	885,980

		51,721,556

Financial - 12.63%
ACE, Ltd.	123,100	6,204,240
Allied World Assurance Holdings, Ltd.	35,400	1,630,878
Ameriprise Financial, Inc.	122,100	4,739,922
Assured Guaranty, Ltd. (a)	47,800	1,040,128
Bank of America Corp.	244,919	3,688,480
Bank of China, Ltd.	1,657,000	887,175
Chimera Investment Corp., REIT	631,301	2,449,448
China Everbright, Ltd.	152,390	373,865
China Merchants Bank Company, Ltd.	308,500	800,310
China Overseas Land & Investment, Ltd.	368,630	770,920
Chubb Corp.	70,752	3,479,583
Fidelity National Financial, Inc., Class A	47,170	634,908
Genworth Financial, Inc., Class A *	68,200	774,070
Goldman Sachs Group, Inc.	47,310	7,987,821
Hang Lung Properties, Ltd.	220,000	859,532
Hartford Financial Services Group, Inc. (a)	96,632	2,247,660
Hong Kong Exchanges & Clearing, Ltd.	16,990	302,463
Invesco, Ltd.	62,900	1,477,521
JPMorgan Chase & Company	75,903	3,162,878
Marsh & McLennan Companies, Inc.	215,178	4,751,130
MasterCard, Inc., Class A	4,930	1,261,981
PDG Realty SA Empreendimentos e Participacoes	58,340	572,493
PennantPark Investment Corp.	137,080	1,222,754
PNC Financial Services Group, Inc.	25,964	1,370,640
Popular, Inc.	200,400	452,904
REXLot Holdings, Ltd.	3,395,300	379,023
Singapore Exchange, Ltd.	229,000	1,349,894
Sun Hung Kai Properties, Ltd.	35,880	532,403
UBS AG *	463,390	7,187,179
UBS AG *	172,220	2,645,630
Unum Group (a)	136,200	2,658,624
Wells Fargo & Company	406,523	10,972,056

		78,868,513

The accompanying notes are an integral part of the financial statements.

7

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial - 12.46%
3M Company	19,052	$1,575,029
ABB, Ltd., SADR *	51,701	987,489
Atlas Copco AB, Series A, ADR	39,788	581,454
BE Aerospace, Inc. *	169,830	3,991,005
Black & Decker Corp.	9,500	615,885
Boeing Company	27,600	1,493,988
BYD Company, Ltd., Class H *	57,360	500,683
C.H. Robinson Worldwide, Inc.	3,000	176,190
China Railway Group, Ltd. *	1,173,000	909,195
Deere & Company	19,200	1,038,528
FedEx Corp.	58,300	4,865,135
Flextronics International, Ltd. *	43,500	317,985
Flowserve Corp.	9,650	912,214
General Dynamics Corp.	59,610	4,063,614
General Electric Company	51,700	782,221
Hansen Transmissions International NV *	241,558	425,006
Heidelbergcement AG	29,778	2,048,301
Honeywell International, Inc.	69,130	2,709,896
Illinois Tool Works, Inc.	12,169	583,990
Ingersoll-Rand PLC (a)	292,991	10,471,498
Jabil Circuit, Inc.	153,100	2,659,347
Joy Global, Inc.	15,100	779,009
Kuehne & Nagel International AG	6,616	639,999
Lennox International, Inc.	46,300	1,807,552
Lockheed Martin Corp.	44,580	3,359,103
Martin Marietta Materials, Inc. (a)	17,000	1,519,970
Masco Corp.	166,600	2,300,746
MTR Corp., Ltd.	142,500	488,622
Owens Corning, Inc. * (a)	38,000	974,320
Owens-Illinois, Inc. *	61,400	2,018,218
Precision Castparts Corp.	7,300	805,555
Regal-Beloit Corp.	40,900	2,124,346
Rexam PLC	1,103,220	5,154,439
Sonic Solutions *	26,000	307,580
Stanley Works (a)	51,062	2,630,204
Terex Corp. *	164,460	3,257,953
Thermo Fisher Scientific, Inc. *	23,400	1,115,946
United Parcel Service, Inc., Class B (a)	87,208	5,003,123
Vestas Wind Systems AS *	7,510	459,516
Waste Management, Inc.	40,465	1,368,122

		77,822,976

Technology - 13.42%
Adobe Systems, Inc. *	84,000	3,089,520
Analog Devices, Inc.	47,100	1,487,418
Apple, Inc. *	82,520	17,400,167
ASML Holding NV	17,030	580,553
Automatic Data Processing, Inc.	101,608	4,350,855
BMC Software, Inc. *	63,000	2,526,300
Broadcom Corp., Class A *	16,800	528,360
Cadence Design Systems, Inc. *	200,800	1,202,792
Check Point Software Technologies, Ltd. *	17,390	589,173
EMC Corp. *	121,100	2,115,617
Hewlett-Packard Company	62,400	3,214,224
International Business Machines Corp.	11,700	1,531,530
Lam Research Corp. *	12,500	490,125
Longtop Financial Technologies, Ltd. * (a)	13,690	506,804
Maxim Integrated Products, Inc.	58,600	$1,189,580
Microsoft Corp.	141,667	4,319,427
Nuance Communications, Inc. *	17,820	276,923
NVIDIA Corp. * (a)	62,500	1,167,500
ON Semiconductor Corp. *	180,100	1,586,681
Oracle Corp.	208,150	5,108,001
Red Hat, Inc. *	161,100	4,977,990
SanDisk Corp. *	22,050	639,229
Seagate Technology	389,400	7,083,186
Skyworks Solutions, Inc. * (a)	348,500	4,945,215
SXC Health Solutions Corp. *	116,550	6,287,872
Sykes Enterprises, Inc. *	37,400	952,578
Texas Instruments, Inc.	162,438	4,233,134
Veeco Instruments, Inc. *	4,500	148,680
VMware, Inc., Class A * (a)	10,700	453,466
Xilinx, Inc.	31,600	791,896

		83,774,796

Utilities - 0.32%
Cia Energetica de Minas Gerais, ADR (a)	55,600	1,004,136
Northeast Utilities	37,200	959,388

		1,963,524

TOTAL COMMON STOCKS (Cost $504,470,825)		$595,253,861

INVESTMENT COMPANIES - 1.03%

Investment Companies - 1.03%
iShares Russell 1000 Index Fund	52,500	3,218,775
Midcap SPDR Trust, Series 1 (a)	24,500	3,228,120

		6,446,895

TOTAL INVESTMENT COMPANIES (Cost $4,577,504)		$6,446,895

PREFERRED STOCKS - 0.60%

Financial - 0.60%
Bank of America Corp. (g)	248,800	3,712,096

TOTAL PREFERRED STOCKS (Cost $3,732,000)		$3,712,096

WARRANTS - 0.09%

Consumer, Non-cyclical - 0.09%
Educomp Solutions, Ltd. (Expiration Date 08/10/2017, Strike Price USD 0.00) *	38,050	583,711

TOTAL WARRANTS (Cost $627,380)		$583,711

SECURITIES LENDING COLLATERAL - 10.17%

Securities Lending Collateral - 10.17%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	6,347,467	63,534,967

TOTAL SECURITIES LENDING COLLATERAL (Cost $63,539,769)		$63,534,967

The accompanying notes are an integral part of the financial statements.

8

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.45%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $15,300,017 on 01/04/2010, collateralized by $19,571,221 Federal National Mortgage Association, 7.00% due 11/01/2038 (valued at $15,606,000, including interest)	$15,300,000	$15,300,000

TOTAL REPURCHASE AGREEMENTS (Cost $15,300,000)		$15,300,000

Total Investments (Alpha Opportunities Trust) (Cost $592,247,478) - 109.66%		$684,831,530
Other assets and liabilities, net - (9.66)%		(60,326,577)

TOTAL NET ASSETS - 100.00%		$624,504,953

American Asset Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Asset Allocation Fund - Class 1	117,819,189	$1,737,833,044

TOTAL INVESTMENT COMPANIES (Cost $1,741,050,363)		$1,737,833,044

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $338,000 on 01/04/2010, collateralized by $320,000 Federal Home Loan Mortgage Corp., 4.375% due 07/24/2015 (valued at $347,200, including interest)	$338,000	$338,000

TOTAL REPURCHASE AGREEMENTS (Cost $338,000)		$338,000

Total Investments (American Asset Allocation Trust) (Cost $1,741,388,363) - 100.02%		$1,738,171,044
Other assets and liabilities, net - (0.02)%		(382,785)

TOTAL NET ASSETS - 100.00%		$1,737,788,259

American Blue Chip Income & Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Blue Chip Income & Growth Fund - Class 1	25,943,453	$217,146,705

TOTAL INVESTMENT COMPANIES (Cost $219,785,147)		$217,146,705

Total Investments (American Blue Chip Income & Growth Trust) (Cost $219,785,147) - 100.00%		$217,146,705
Other assets and liabilities, net - 0.00%		(9,907)

TOTAL NET ASSETS - 100.00%		$217,136,798

American Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	89,726,780	$926,877,638

TOTAL INVESTMENT COMPANIES (Cost $983,721,351)		$926,877,638

Total Investments (American Bond Trust) (Cost $983,721,351) - 100.00%		$926,877,638
Other assets and liabilities, net - 0.00%		2,920

TOTAL NET ASSETS - 100.00%		$926,880,558

American Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	42,977,306	$443,955,575
American Growth Fund - Class 1	5,935,337	275,696,390
American Growth-Income Fund - Class 1	8,780,826	275,454,508
American International Fund - Class 1	8,791,016	150,941,750

		1,146,048,223

TOTAL INVESTMENT COMPANIES (Cost $1,106,158,139)		$1,146,048,223

Total Investments (American Fundamental Holdings Trust) (Cost $1,106,158,139) - 100.00%		$1,146,048,223
Other assets and liabilities, net - 0.00%		22,816

TOTAL NET ASSETS - 100.00%		$1,146,071,039

American Global Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	21,511,105	$222,209,711
American Global Growth Fund - Class 1	18,087,718	354,700,160

The accompanying notes are an integral part of the financial statements.

9

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

American Global Diversification Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)

American Funds Insurance Series (continued)
American Global Small Capitalization Fund - Class 1	7,385,597	$132,940,749
American High-Income Bond Fund - Class 1	6,351,588	66,628,157
American New World Fund - Class 1	4,280,083	85,772,857

		862,251,634

TOTAL INVESTMENT COMPANIES (Cost $873,560,626)		$862,251,634

Total Investments (American Global Diversification Trust) (Cost $873,560,626) - 100.00%		$862,251,634
Other assets and liabilities, net - 0.00%		13,608

TOTAL NET ASSETS - 100.00%		$862,265,242

American Global Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Global Growth Fund - Class 1	10,115,858	$198,371,971

TOTAL INVESTMENT COMPANIES (Cost $232,397,636)		$198,371,971

Total Investments (American Global Growth Trust) (Cost $232,397,636) - 100.00%		$198,371,971
Other assets and liabilities, net - 0.00%		(8,139)

TOTAL NET ASSETS - 100.00%		$198,363,832

American Global Small Capitalization Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Global Small Capitalization Fund - Class 1	5,845,344	$105,216,187

TOTAL INVESTMENT COMPANIES (Cost $101,219,003)		$105,216,187

Total Investments (American Global Small Capitalization Trust) (Cost $101,219,003) - 100.01%		$105,216,187
Other assets and liabilities, net - (0.01)%		(10,816)

TOTAL NET ASSETS - 100.00%		$105,205,371

American Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Growth Fund - Class 1	28,040,910	$1,302,500,262

TOTAL INVESTMENT COMPANIES (Cost $1,527,405,456)		$1,302,500,262

Total Investments (American Growth Trust) (Cost $1,527,405,456) - 100.00%		$1,302,500,262
Other assets and liabilities, net - 0.00%		50,239

TOTAL NET ASSETS - 100.00%		$1,302,550,501

American Growth-Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American Growth-Income Fund - Class 1	40,447,117	$1,268,826,049

TOTAL INVESTMENT COMPANIES (Cost $1,388,254,005)		$1,268,826,049

REPURCHASE AGREEMENTS - 0.03%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $376,000 on 01/04/2010, collateralized by $370,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $384,911, including interest)	$376,000	$376,000

TOTAL REPURCHASE AGREEMENTS (Cost $376,000)		$376,000

Total Investments (American Growth-Income Trust) (Cost $1,388,630,005) - 100.03%		$1,269,202,049
Other assets and liabilities, net - (0.03)%		(391,613)

TOTAL NET ASSETS - 100.00%		$1,268,810,436

American High-Income Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%

American Funds Insurance Series - 100.02%
American High-Income Bond Fund - Class 1	7,152,819	$75,033,070

TOTAL INVESTMENT COMPANIES (Cost $75,014,592)		$75,033,070

Total Investments (American High-Income Bond Trust) (Cost $75,014,592) - 100.02%		$75,033,070
Other assets and liabilities, net - (0.02)%		(11,496)

TOTAL NET ASSETS - 100.00%		$75,021,574

The accompanying notes are an integral part of the financial statements.

10

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

American International Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%

American Funds Insurance Series - 100.00%
American International Fund - Class 1	50,767,147	$871,671,914

TOTAL INVESTMENT COMPANIES (Cost $972,670,935)		$871,671,914

Total Investments (American International Trust) (Cost $972,670,935) - 100.00%		$871,671,914
Other assets and liabilities, net - 0.00%		7,544

TOTAL NET ASSETS - 100.00%		$871,679,458

American New World Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American New World Fund - Class 1	4,014,506	$80,450,695

TOTAL INVESTMENT COMPANIES (Cost $81,902,810)		$80,450,695

Total Investments (American New World Trust) (Cost $81,902,810) - 100.01%		$80,450,695
Other assets and liabilities, net - (0.01)%		(10,499)

TOTAL NET ASSETS - 100.00%		$80,440,196

Balanced Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 57.60%

Basic Materials - 2.88%
Air Water, Inc.	1,000	$11,774
Alcoa, Inc.	2,080	33,530
Asahi Kasei Corp.	3,000	14,991
BASF SE	635	39,387
BHP Billiton PLC	550	17,568
BHP Billiton, Ltd.	1,694	64,870
E.I. Du Pont de Nemours & Company	1,890	63,636
Freeport-McMoRan Copper & Gold, Inc., Class B *	150	12,043
Hitachi Chemical, Ltd.	900	18,117
International Flavors & Fragrances, Inc.	1,450	59,653
International Paper Company	3,700	99,086
Kobe Steel Company, Ltd. *	10,000	18,112
MeadWestvaco Corp.	1,700	48,671
Monsanto Company	540	44,145
Nucor Corp.	1,690	78,839
Praxair, Inc.	1,060	85,129
Rio Tinto, Ltd.	991	65,570
SSAB Svenskt Stal AB, Series A	1,733	29,299
Syngenta AG	103	28,862
The Sherwin-Williams Company	250	15,413
Tosoh Corp.	3,000	8,256
Umicore	754	25,108
Wacker Chemie AG	211	36,801
Weyerhaeuser Company	650	$28,041

		946,901

Communications - 8.30%
Aegis Group PLC	4,798	9,174
Alcatel-Lucent *	5,392	18,059
Amazon.com, Inc. *	2,100	282,492
America Movil SAB de CV, Series L, ADR	900	42,282
American Tower Corp., Class A *	2,990	129,198
AOL, Inc. *	1	23
AT&T, Inc.	5,320	149,120
Baidu, Inc., SADR *	30	12,337
British Sky Broadcasting Group PLC	1,900	17,116
Cablevision Systems Corp., Class A	2,050	52,931
Cisco Systems, Inc. *	4,000	95,760
Discovery Communications, Inc., Series A *	2,500	76,675
Discovery Communications, Inc., Series C *	300	7,956
eBay, Inc. *	1,910	44,961
Expedia, Inc. *	1,600	41,136
France Telecom SA	1,738	43,393
Google, Inc., Class A *	620	384,388
Hutchison Telecommunications Hong Kong Holdings, Ltd.	46,000	7,809
Informa PLC	1,413	7,228
Juniper Networks, Inc. *	3,800	101,346
Jupiter Telecommunications Company, Ltd.	40	39,629
Kakaku.com, Inc.	4	15,531
KDDI Corp.	6	31,640
McAfee, Inc. *	1,500	60,855
McGraw-Hill Companies, Inc.	3,900	130,689
Priceline.com, Inc. *	220	48,070
QUALCOMM, Inc.	3,110	143,869
Qwest Communications International, Inc.	10,150	42,731
Sanoma WSOY Oyj	1,185	26,592
Singapore Telecommunications, Ltd.	6,000	13,213
Sprint Nextel Corp. *	4,900	17,934
Telefonica SA	3,122	87,015
Television Broadcasting Company, Ltd.	2,000	9,584
Telstra Corp., Ltd.	6,211	19,034
Tencent Holdings, Ltd.	4,200	90,628
The New York Times Company, Class A * (a)	3,150	38,934
Time Warner, Inc.	5,250	152,985
VeriSign, Inc. *	200	4,848
Verizon Communications, Inc.	2,200	72,886
Vodafone Group PLC, SADR	3,850	88,896
Vodafone Group PLC	11,859	27,462
WPP PLC, SADR	3,917	38,249

		2,724,658

Consumer, Cyclical - 5.97%
Adidas-Salomon AG	589	31,801
Aisin Seiki Company	700	20,007
Autoliv, Inc.	311	13,750
Bayerische Motoren Werke (BMW) AG	626	28,459
Bed Bath & Beyond, Inc. *	3,760	145,249
CarMax, Inc. *	200	4,850
Carnival Corp.	1,100	34,859

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Compagnie Financiere Richemont SA	1,500	$50,192
Costco Wholesale Corp.	70	4,142
CVS Caremark Corp.	1,100	35,431
D.R. Horton, Inc. (a)	1,300	14,131
Dollar Tree, Inc. *	200	9,660
Esprit Holdings, Ltd.	2,869	18,882
FamilyMart Company, Ltd.	700	20,630
Fastenal Company (a)	200	8,328
Genuine Parts Company	830	31,507
GKN PLC *	8,240	15,348
Harley-Davidson, Inc.	1,450	36,540
Harman International Industries, Inc.	650	22,932
Home Depot, Inc.	4,150	120,059
Honda Motor Company, Ltd.	800	27,050
Industria de Diseno Textil SA	344	21,316
Jardine Cycle and Carriage, Ltd.	1,000	19,082
Kohl’s Corp. *	1,700	91,681
Koito Manufacturing Company, Ltd.	1,000	15,931
Lowe’s Companies, Inc.	2,150	50,288
Macy’s, Inc.	1,500	25,140
Marriott International, Inc., Class A (a)	3,928	107,038
Mattel, Inc.	2,250	44,955
McDonald’s Corp.	900	56,196
MGM Mirage, Inc. *	2,000	18,240
Mitchells & Butlers PLC *	2,885	11,462
Mitsubishi Corp.	1,600	39,781
Mitsui & Company, Ltd.	2,600	36,808
N. Brown Group PLC	4,109	16,329
NIKE, Inc., Class B	400	26,428
Nintendo Company, Ltd.	100	23,707
O’Reilly Automotive, Inc. *	800	30,496
PPR SA	274	32,833
Southwest Airlines Company	3,700	42,291
Starbucks Corp. *	3,070	70,794
The Gap, Inc.	710	14,874
Tiffany & Company	1,020	43,860
Toyota Motor Corp.	2,000	84,032
Walgreen Company	200	7,344
Wal-Mart Stores, Inc.	1,150	61,467
Walt Disney Company	4,450	143,512
Whirlpool Corp.	930	75,014
Wynn Macau, Ltd. *	6,000	7,320
Wynn Resorts, Ltd. *	150	8,735
Yum! Brands, Inc.	1,150	40,216

		1,960,977

Consumer, Non-cyclical - 8.97%
Alcon, Inc.	40	6,574
Allergan, Inc.	1,500	94,515
Amgen, Inc. *	970	54,873
Apollo Group, Inc., Class A *	150	9,087
Astellas Pharmaceuticals, Inc.	400	14,899
Avery Dennison Corp.	1,350	49,261
Baxter International, Inc.	260	15,257
Benesse Corp.	600	25,091
Bristol-Myers Squibb Company	2,490	62,872
Celgene Corp. *	1,700	94,656
Chugai Pharmaceutical Company, Ltd.	600	$11,178
Cia Cervecerias Unidas SA, ADR	470	18,339
Cielo SA	3,300	28,762
Compass Group PLC	2,909	20,777
CSL, Ltd.	1,151	33,485
Dairy Crest Group PLC	2,990	17,502
Elekta AB, Series B	1,465	34,914
Eli Lilly & Company	1,820	64,992
Express Scripts, Inc. *	1,470	127,081
Fortune Brands, Inc.	2,110	91,152
Fresenius SE	483	34,519
General Mills, Inc.	150	10,621
Gilead Sciences, Inc. *	2,510	108,633
GlaxoSmithKline PLC, ADR	1,850	78,163
Goodman Fielder, Ltd.	8,123	11,824
H & R Block, Inc.	620	14,024
Hershey Company	2,650	94,844
House Food Corp.	600	8,526
Intuitive Surgical, Inc. *	150	45,498
Johnson & Johnson	1,080	69,563
Kellogg Company	150	7,980
Kimberly-Clark Corp.	860	54,791
Kirin Brewery Company, Ltd.	1,000	15,942
Kobayashi Pharmaceutical Company, Ltd.	400	15,993
Kraft Foods, Inc., Class A	2,020	54,904
Life Technologies Corp. *	100	5,223
L’Oreal SA	359	39,858
McCormick & Company, Inc.	830	29,988
McKesson Corp.	1,370	85,625
Medco Health Solutions, Inc. *	2,960	189,174
Medtronic, Inc.	160	7,037
Merck & Company, Inc. *	2,350	85,869
Nestle SA	2,823	137,149
PepsiCo, Inc.	1,000	60,800
Pernod-Ricard SA	529	45,407
Pfizer, Inc.	1,661	30,214
Procter & Gamble Company	610	36,984
Qinetiq PLC	7,718	20,181
Roche Holdings AG - Genusschein	578	98,327
Rohto Pharmaceutical Company, Ltd.	1,000	11,510
Sanofi-Aventis SA	998	78,230
Shire PLC, ADR	300	17,610
St. Jude Medical, Inc. *	610	22,436
Stryker Corp.	600	30,222
Terumo Corp.	400	23,938
Tesco PLC	10,812	74,287
Teva Pharmaceutical Industries, Ltd., SADR	850	47,753
The Coca-Cola Company	50	2,850
Unilever PLC	1,305	41,772
Vertex Pharmaceuticals, Inc. *	600	25,710
Visa, Inc. (a)	1,270	111,074
WellPoint, Inc. *	700	40,803
Western Union Company	2,300	43,355

		2,944,478

Diversified - 0.18%
DCC PLC	1,380	38,539

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Diversified (continued)
Hutchison Whampoa, Ltd.	3,000	$20,535

		59,074

Energy - 5.85%
Anadarko Petroleum Corp.	1,280	79,898
Beach Petroleum, Ltd.	22,894	18,845
BG Group PLC	1,182	21,167
BJ Services Company	1,100	20,460
BP PLC, SADR	3,650	211,591
Cameron International Corp. *	970	40,546
Chevron Corp.	2,490	191,705
China Oilfield Services, Ltd., Series H	12,000	14,297
ConocoPhillips Company	630	32,174
CONSOL Energy, Inc.	170	8,466
EDF Energies Nouvelles, SA	228	11,709
EOG Resources, Inc.	1,060	103,138
Exxon Mobil Corp.	2,550	173,885
First Solar, Inc. *	70	9,478
FMC Technologies, Inc. *	650	37,596
Fugro NV	203	11,593
Murphy Oil Corp.	1,600	86,720
Petroleo Brasileiro SA, SADR	600	25,434
Royal Dutch Shell PLC, ADR, Class B	1,750	101,728
Royal Dutch Shell PLC, ADR	2,400	144,264
Saipem SpA	992	34,078
Schlumberger, Ltd.	3,530	229,768
Smith International, Inc.	1,600	43,472
Southwestern Energy Company *	1,200	57,840
Spectra Energy Corp.	1,600	32,816
StatoilHydro ASA	2,400	59,865
Subsea 7, Inc. *	1,700	28,277
Suncor Energy, Inc.	1,120	39,547
Sunoco, Inc.	1,300	33,930
Williams Companies, Inc.	780	16,442

		1,920,729

Financial - 11.51%
Allied Irish Banks PLC - London Exchange *	3,647	6,344
American Express Company	6,030	244,336
Ameriprise Financial, Inc.	980	38,044
Australia and New Zealand Banking Group, Ltd.	2,425	49,339
AXA Group SA	2,285	54,041
Banco Santander Central Hispano SA	3,626	59,575
Bank of America Corp. (a)	12,060	181,624
Bank of New York Mellon Corp.	3,200	89,504
Barclays PLC, SADR	2,650	46,640
BlackRock, Inc., Class A	70	16,254
BNP Paribas SA	766	60,448
Capital One Financial Corp.	1,350	51,759
Charles Schwab Corp.	2,500	47,050
China CITIC Bank	58,000	49,067
China Overseas Land & Investment, Ltd.	8,000	16,730
Chubb Corp.	630	30,983
Close Brothers Group PLC	799	8,837
CME Group, Inc.	10	3,359
Credit Suisse Group AG	622	30,634
DBS Group Holdings, Ltd.	3,000	$32,619
Den Norske Bank ASA *	4,867	52,834
Deutsche Bank AG	388	27,347
Deutsche Boerse AG	255	21,201
Erste Bank der Oesterreichischen Sparkassen AG	426	15,791
Franklin Resources, Inc.	1,320	139,062
Goldcrest Company, Ltd.	370	10,280
Goldman Sachs Group, Inc.	1,050	177,282
ING Groep NV *	1,111	10,740
IntercontinentalExchange, Inc. *	480	53,904
Intesa Sanpaolo SpA *	8,613	38,592
Invesco, Ltd.	1,200	28,188
JPMorgan Chase & Company	8,920	371,696
KeyCorp	4,000	22,200
Legg Mason, Inc.	1,900	57,304
Lincoln National Corp.	2,130	52,994
Macquarie Group, Ltd.	641	27,443
Marsh & McLennan Companies, Inc.	3,300	72,864
Marshall & Ilsley Corp.	2,000	10,900
MasterCard, Inc., Class A (a)	420	107,512
Mirvac Group, Ltd.	19,801	27,547
Mitsubishi UFJ Financial Group, Inc.	3,400	16,647
Mitsui Fudosan Company, Ltd.	1,000	16,793
Morgan Stanley	1,950	57,720
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	265	41,310
National Bank of Greece SA, SADR *	2,400	12,504
Nordea Bank AB	3,038	30,776
Northern Trust Corp.	710	37,204
NYSE Euronext	1,570	39,721
PNC Financial Services Group, Inc.	200	10,558
Progressive Corp. *	1,650	29,683
Prudential Financial, Inc.	50	2,488
Prudential PLC	2,968	30,235
QBE Insurance Group, Ltd.	1,566	35,743
Regions Financial Corp.	3,700	19,573
SLM Corp. *	3,950	44,517
Societe Generale	527	36,464
Soho China, Ltd.	23,000	12,392
Sony Financial Holdings, Inc.	12	31,297
Standard Chartered PLC	2,478	62,056
State Street Corp.	660	28,736
Sumitomo Trust & Banking Company, Ltd.	5,000	24,307
Sun Life Financial, Inc.	1,500	43,386
Sun Life Financial, Inc.	1,850	53,132
Suncorp-Metway, Ltd.	1,691	13,057
SunTrust Banks, Inc.	2,300	46,667
Swedbank AB, Class A *	3,502	34,837
Swiss Life Holding *	317	40,154
TD Ameritrade Holding Corp. *	400	7,752
The Bank of Yokohama, Ltd.	4,000	18,115
The Travelers Companies, Inc.	550	27,423
U.S. Bancorp (a)	6,750	151,943
Unibail-Rodamco SE, REIT	223	49,091

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Wells Fargo & Company	8,450	$228,066

		3,777,215

Industrial - 6.25%
3M Company	2,450	202,542
ABB, Ltd. *	872	16,677
Alstom SA	474	32,933
Arriva PLC	1,983	15,912
Black & Decker Corp.	530	34,360
Boeing Company	1,370	74,158
Boral, Ltd.	1,973	10,426
Bouygues SA	651	33,951
Cargotec Corp. Oyj, B Shares	453	12,471
Carillion PLC	3,907	19,114
Cemex SA de CV *	7,100	8,412
Central Japan Railway Company, Ltd.	4	26,683
Charter International PLC	1,404	16,227
China Railway Construction Corp. - Hong Kong Exchange	18,500	23,539
Cooper Industries PLC	1,080	46,051
Danaher Corp.	2,750	206,800
Deere & Company	1,400	75,726
Eaton Corp.	430	27,357
Expeditors International of Washington, Inc.	550	19,101
Fanuc, Ltd.	100	9,299
Finmeccanica SpA	1,669	26,618
General Electric Company	11,100	167,943
Goodrich Corp.	420	26,985
Hamamatsu Photonics K.K.	700	16,907
Honeywell International, Inc.	1,800	70,560
Hosiden Corp.	1,000	10,576
Illinois Tool Works, Inc.	1,960	94,060
Koninklijke (Royal) Philips Electronics NV	1,043	30,883
LG Display Company, Ltd.	680	22,959
Lockheed Martin Corp.	630	47,471
Makita Corp.	400	13,610
Masco Corp.	3,600	49,716
McDermott International, Inc. *	900	21,609
Mitsubishi Electric Corp.	6,000	44,298
Modec, Inc.	500	9,492
Nikon Corp.	800	15,778
Nippon Electric Glass Company, Ltd.	3,000	40,926
Nippon Yusen Kabushiki Kaisha	3,000	9,179
Pall Corp.	450	16,290
Precision Castparts Corp.	490	54,072
Prysmian SpA	1,362	23,841
Republic Services, Inc.	220	6,228
Rockwell Automation, Inc.	550	25,839
Rolls-Royce Group PLC *	2,211	17,254
SembCorp Industries, Ltd.	12,000	31,340
Toshiba Machine Company, Ltd.	2,000	7,648
Union Pacific Corp.	250	15,975
United Parcel Service, Inc., Class B	1,380	79,171
United Technologies Corp.	600	41,646
USG Corp. * (a)	1,250	17,563
Venture Corp., Ltd.	1,000	6,271
Vulcan Materials Company	1,100	57,937
W.W. Grainger, Inc.	40	$3,873
Wacom Company, Ltd.	7	15,152

		2,051,409

Technology - 5.39%
Accenture PLC	900	37,350
Adobe Systems, Inc. *	230	8,459
Altera Corp.	1,430	32,361
Analog Devices, Inc.	2,160	68,213
Apple, Inc. *	2,060	434,372
Applied Materials, Inc.	1,900	26,486
ASML Holding NV	756	25,714
Autodesk, Inc. *	600	15,246
Automatic Data Processing, Inc.	450	19,269
Autonomy Corp. PLC *	593	14,459
Broadcom Corp., Class A *	1,910	60,069
Canon, Inc.	800	33,820
Cerner Corp. * (a)	300	24,732
Computer Sciences Corp. *	1,270	73,063
Dell, Inc. *	2,750	39,490
Electronic Arts, Inc. *	1,830	32,483
EMC Corp. *	950	16,596
Fiserv, Inc. *	800	38,784
Hewlett-Packard Company	450	23,180
Intel Corp.	3,600	73,440
International Business Machines Corp.	530	69,377
Intuit, Inc. *	300	9,213
Logica PLC	4,144	7,600
Marvell Technology Group, Ltd. *	5,510	114,332
Microsoft Corp.	10,260	312,827
NS Solutions Corp.	500	7,869
Salesforce.com, Inc. *	50	3,689
Samsung Electronics Company, Ltd.	30	20,489
Sumco Corp.	1,400	24,625
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	2,300	26,312
Xilinx, Inc.	3,020	75,681

		1,769,600

Utilities - 2.30%
CenterPoint Energy, Inc.	870	12,624
Constellation Energy Group, Inc.	1,060	37,280
Duke Energy Corp.	3,700	63,677
E.ON AG	2,020	84,330
EDP - Energias do Brasil SA	600	11,491
Entergy Corp.	1,200	98,208
Exelon Corp.	550	26,878
FirstEnergy Corp.	630	29,263
GDF Suez	698	30,282
Hong Kong & China Gas Company, Ltd.	8,000	19,974
Iberdrola Renovables SA	7,153	34,079
NRG Energy, Inc. *	780	18,416
PG&E Corp.	1,350	60,278
Pinnacle West Capital Corp.	1,030	37,677
PPL Corp.	960	31,018
Progress Energy, Inc.	1,360	55,774
Scottish & Southern Energy PLC	1,833	34,254

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

Utilities (continued)
Teco Energy, Inc.		1,020	$16,544
Xcel Energy, Inc.		2,480	52,626

			754,673

TOTAL COMMON STOCKS (Cost $16,960,867)			$18,909,714

PREFERRED STOCKS - 0.11%

Consumer, Cyclical - 0.06%
Volkswagen AG (g)		208	19,552
Financial - 0.05%
Bank of America Corp. (g)		1,000	14,920

TOTAL PREFERRED STOCKS (Cost $33,481)			$34,472

U.S. TREASURY OBLIGATIONS - 10.16%

U.S. Treasury Bonds - 0.89%
3.50% due 02/15/2039		50,000	40,953
4.50% due 02/15/2036 to 08/15/2039		68,000	66,712
5.375% due 02/15/2031		90,000	99,450
6.00% due 02/15/2026		35,000	40,944
6.50% due 11/15/2026		35,000	43,143

			291,202
U.S. Treasury Notes - 9.27%
0.875% due 03/31/2011 to 05/31/2011		1,112,000	1,113,632
1.375% due 04/15/2012		50,000	50,047
1.50% due 12/31/2013		265,000	258,023
1.75% due 11/15/2011 ***		475,000	480,993
1.875% due 04/30/2014		755,000	739,487
2.00% due 09/30/2010		230,000	232,731
3.125% due 05/15/2019		120,000	113,644
4.75% due 05/15/2014		50,000	55,016

			3,043,573

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,351,682)			$3,334,775

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.39%
Federal Home Loan Mortgage Corp. - 0.85%
2.125% due 03/23/2012		275,000	279,214
Federal National Mortgage
Association - 12.00%
3.00% due 09/16/2014		325,000	329,120
3.25% due 08/12/2010		175,000	178,117
4.125% due 04/15/2014		100,000	106,354
4.50% due 05/01/2024 to 07/01/2039		628,809	634,352
5.00% due 01/01/2023 to 01/01/2039		850,732	878,276
5.375% due 07/15/2016		40,000	44,534
5.50% due 07/01/2022 to 04/01/2039		914,673	961,836
6.00% due 04/01/2035 to 11/01/2038		591,752	628,730
6.50% due 10/01/2036		165,601	177,749

			3,939,068

Government National Mortgage
Association - 0.54%
4.50% due 05/20/2039 to 11/20/2039		128,345	128,476
5.00% due 05/15/2039 to 09/15/2039		$47,347	$48,828

			177,304

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,392,093)	$		4,395,586

FOREIGN GOVERNMENT OBLIGATIONS - 0.09%

Canada - 0.09%
Export Development Canada 3.50% due 05/16/2013		10,000	10,371
Province of Ontario 2.625% due 01/20/2012		20,000	20,411

			30,782

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,815)			$30,782

CORPORATE BONDS - 6.80%

Basic Materials - 0.55%
Air Products & Chemicals, Inc. 4.375% due 08/21/2019		25,000	24,776
Airgas, Inc. 4.50% due 09/15/2014		20,000	20,303
Lubrizol Corp. 8.875% due 02/01/2019		20,000	24,866
Newmont Mining Corp. 6.25% due 10/01/2039		25,000	25,030
Potash Corp. of Saskatchewan, Inc. 4.875% due 03/30/2020		25,000	24,666
Praxair, Inc. 4.50% due 08/15/2019		25,000	25,076
Rio Tinto Finance USA, Ltd. 8.95% due 05/01/2014		10,000	11,983
Vale Overseas, Ltd. 6.875% due 11/10/2039		25,000	25,168

			181,868

Communications - 1.08%
America Movil SAB de CV 6.375% due 03/01/2035		10,000	10,323
British Sky Broadcasting Group PLC 9.50% due 11/15/2018 (h)		15,000	19,231
Cellco Partnership / Verizon Wireless Capital LLC 8.50% due 11/15/2018		10,000	12,404
Comcast Corp. 5.70% due 05/15/2018		15,000	15,769
COX Communications, Inc. 9.375% due 01/15/2019 (h)		15,000	18,981
Discovery Communications LLC 5.625% due 08/15/2019		25,000	25,813
Grupo Televisa SA 6.625% due 01/15/2040 (h)		25,000	24,723
News America, Inc. 6.15% due 03/01/2037		10,000	9,949
Omnicom Group, Inc. 6.25% due 07/15/2019		15,000	16,183
SBC Communications, Inc. 5.10% due 09/15/2014		45,000	48,405

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
TCM Sub LLC 3.55% due 01/15/2015 (h)	$25,000	$24,489
Telecom Italia Capital SA 6.175% due 06/18/2014	15,000	16,258
Telefonica Emisiones SAU 5.877% due 07/15/2019	15,000	16,077
Thomson Reuters Corp. 6.50% due 07/15/2018	25,000	28,256
Time Warner Cable, Inc. 8.25% due 04/01/2019	10,000	11,911
Time Warner, Inc. 5.50% due 11/15/2011	10,000	10,617
Verizon Communications, Inc.
5.50% due 02/15/2018	25,000	26,089
8.75% due 11/01/2018	15,000	18,735

		354,213

Consumer, Cyclical - 0.17%
Target Corp. 5.875% due 03/01/2012	10,000	10,835
Wal-Mart Stores, Inc. 5.25% due 09/01/2035	20,000	19,667
Yum! Brands, Inc. 5.30% due 09/15/2019	25,000	25,110

		55,612

Consumer, Non-cyclical - 0.34%
Altria Group, Inc. 9.25% due 08/06/2019	10,000	12,186
AmerisourceBergen Corp. 4.875% due 11/15/2019	25,000	24,681
Anheuser-Busch InBev Worldwide, Inc. 6.875% due 11/15/2019 (h)	10,000	11,164
Baxter International, Inc. 4.50% due 08/15/2019	25,000	25,019
Bunge, Ltd. Finance Corp. 8.50% due 06/15/2019	10,000	11,399
Express Scripts, Inc. 6.25% due 06/15/2014	10,000	10,911
Safeway, Inc. 5.00% due 08/15/2019	15,000	14,875

		110,235

Energy - 0.90%
Boardwalk Pipelines LP 5.75% due 09/15/2019	25,000	24,650
Buckeye Partners LP 5.50% due 08/15/2019	25,000	24,925
Canadian Natural Resources, Ltd. 6.25% due 03/15/2038	25,000	25,873
ConocoPhillips Company 5.90% due 10/15/2032	20,000	20,402
Diamond Offshore Drilling, Inc. 5.70% due 10/15/2039	25,000	24,334
Hess Corp. 8.125% due 02/15/2019	15,000	18,089
Magellan Midstream Partners LP 6.55% due 07/15/2019	15,000	16,283
Marathon Oil Corp. 6.50% due 02/15/2014	15,000	16,592
Occidental Petroleum Corp. 4.125% due 06/01/2016	$10,000	$10,073
Petroleos Mexicanos 4.875% due 03/15/2015 (h)	25,000	24,907
Plains All American Pipeline LP 5.75% due 01/15/2020	25,000	25,019
Shell International Finance BV 4.30% due 09/22/2019	25,000	24,700
Spectra Energy Capital LLC 5.65% due 03/01/2020	20,000	20,183
Valero Energy Corp. 9.375% due 03/15/2019	15,000	17,841

		293,871

Financial - 2.49%
ACE INA Holdings, Inc. 5.90% due 06/15/2019	15,000	16,138
Aflac, Inc. 8.50% due 05/15/2019	10,000	11,520
AMB Property LP 6.625% due 12/01/2019	25,000	24,521
American Express Company 8.125% due 05/20/2019	10,000	11,851
Ameriprise Financial, Inc. 7.30% due 06/28/2019	15,000	16,681
Bank of America Corp.
6.50% due 08/01/2016	15,000	16,130
7.375% due 05/15/2014	10,000	11,347
Bank of New York Mellon Corp. 5.45% due 05/15/2019	10,000	10,499
BB&T Corp. 5.70% due 04/30/2014	10,000	10,824
BlackRock, Inc. 5.00% due 12/10/2019	25,000	24,567
Capital One Financial Corp. 7.375% due 05/23/2014	10,000	11,322
Citigroup, Inc.
5.50% due 10/15/2014	25,000	25,313
8.50% due 05/22/2019	25,000	28,869
Commonwealth Bank of Australia 5.00% due 10/15/2019 (h)	25,000	24,821
Credit Suisse USA, Inc. 5.125% due 01/15/2014	25,000	26,689
Deutsche Bank AG/London 3.875% due 08/18/2014	25,000	25,529
General Electric Capital Corp. 5.625% due 05/01/2018	65,000	66,608
Goldman Sachs Group, Inc.
6.00% due 05/01/2014	10,000	10,938
6.15% due 04/01/2018	35,000	37,467
7.50% due 02/15/2019	10,000	11,658
John Deere Capital Corp. 7.00% due 03/15/2012	10,000	11,093
JPMorgan Chase & Company
3.70% due 01/20/2015	20,000	20,059
4.75% due 05/01/2013	15,000	15,833
6.30% due 04/23/2019	15,000	16,501
Kreditanstalt fuer Wiederaufbau 4.00% due 10/15/2013	15,000	15,786

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Kreditanstalt Fuer Wiederaufbau (continued) 4.875% due 06/17/2019	$10,000	$10,567
Landwirtschaftliche Rentenbank, Series G13 4.875% due 11/16/2015	20,000	21,398
Lincoln National Corp. 8.75% due 07/01/2019	10,000	11,426
Mack-Cali Realty LP 7.75% due 08/15/2019	15,000	15,521
Merrill Lynch & Company, Inc. 6.50% due 07/15/2018	40,000	41,807
MetLife, Inc. 6.75% due 06/01/2016	10,000	11,198
Morgan Stanley 4.75% due 04/01/2014	25,000	25,144
National Rural Utilities Cooperative Finance Corp 3.875% due 09/16/2015	20,000	20,185
PNC Funding Corp. 6.70% due 06/10/2019	10,000	11,190
Pricoa Global Funding I 5.625% due 05/24/2011 (h)	10,000	10,375
Principal Financial Group, Inc. 8.875% due 05/15/2019	10,000	11,535
Simon Property Group LP, REIT 6.75% due 05/15/2014	10,000	10,657
The Travelers Companies, Inc. 5.90% due 06/02/2019	10,000	10,680
US Bancorp 4.20% due 05/15/2014	10,000	10,380
Wachovia Corp. 5.75% due 02/01/2018	55,000	57,396
WEA Finance LLC 7.50% due 06/02/2014 (h)	10,000	11,253
Westpac Banking Corp. 4.20% due 02/27/2015	25,000	25,412

		818,688

Industrial - 0.27%
Arrow Electronics, Inc. 6.00% due 04/01/2020	25,000	24,734
BAE Systems Holdings, Inc. 4.95% due 06/01/2014 (h)	10,000	10,412
Burlington Northern Santa Fe Corp. 5.65% due 05/01/2017	15,000	15,966
Republic Services, Inc. 5.50% due 09/15/2019 (h)	15,000	15,232
Roper Industries, Inc. 6.25% due 09/01/2019	20,000	20,821

		87,165

Technology - 0.06%
Oracle Corp. 3.75% due 07/08/2014	15,000	15,477
Xerox Corp. 8.25% due 05/15/2014	5,000	5,736

		21,213

Utilities - 0.94%
AGL Capital Corp. 5.25% due 08/15/2019	15,000	15,105
Allegheny Energy Supply Company LLC 6.75% due 10/15/2039 (h)	$25,000	$23,797
Duke Energy Carolinas LLC 5.30% due 02/15/2040	25,000	24,015
Entergy Louisiana LLC 5.40% due 11/01/2024	25,000	24,386
Exelon Generation Company LLC 6.25% due 10/01/2039	20,000	20,377
FirstEnergy Solutions Company 4.80% due 02/15/2015	15,000	15,310
Kansas Gas & Electric Company 6.70% due 06/15/2019 (h)	15,000	16,670
Midamerican Energy Holdings Company 6.125% due 04/01/2036	20,000	20,484
Niagara Mohawk Power Corp. 4.881% due 08/15/2019 (h)	15,000	14,872
NSTAR 4.50% due 11/15/2019	25,000	24,448
Ohio Power Company, Series 15.375% due 10/01/2021	25,000	25,067
Pacific Gas & Electric Company 5.40% due 01/15/2040	25,000	23,924
Public Service Electric & Gas Company, Series MTN 5.375% due 11/01/2039	25,000	24,219
Sempra Energy 6.50% due 06/01/2016	10,000	10,845
Southern Company 4.15% due 05/15/2014	10,000	10,283
Virginia Electric and Power Company 5.00% due 06/30/2019	15,000	15,291

		309,093

TOTAL CORPORATE BONDS (Cost $2,157,947)		$2,231,958

SUPRANATIONAL OBLIGATIONS - 0.20%

Supranational - 0.20%
European Investment Bank 3.00% due 04/08/2014	40,000	40,329
Inter-American Development Bank, Series EMTN 3.875% due 09/17/2019	25,000	24,469

		64,798

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $64,982)		$64,798

CONVERTIBLE BONDS - 0.08%

Consumer, Cyclical - 0.08%
Ford Motor Company 4.25% due 12/15/2036	20,000	25,250

TOTAL CONVERTIBLE BONDS (Cost $15,982)		$25,250

MUNICIPAL BONDS - 0.43%

California - 0.06%
University of California 5.77% due 05/15/2043	20,000	19,536

District of Columbia - 0.07%
District of Columbia 5.591% due 12/01/2034	25,000	24,346

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Illinois - 0.11%
Chicago Metropolitan Water Reclamation District 5.72% due 12/01/2038	$25,000	$25,069
Illinois State Toll Highway Authority 6.184% due 01/01/2034	10,000	10,143

		35,212

New York - 0.07%
New York State Dormitory Authority 5.628% due 03/15/2039	25,000	23,860

Texas - 0.07%
State of Texas 5.517% due 04/01/2039	25,000	24,385

Utah - 0.05%
Utah Transit Authority 5.937% due 06/15/2039	15,000	15,173

TOTAL MUNICIPAL BONDS (Cost $144,983)		$142,512

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.85%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A4A 4.871% due 09/11/2042	50,000	47,934
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW17, Class A4 5.694% due 06/11/2050 (b)	25,000	21,889
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T28, Class A4 45.742% due 09/11/2042 (b)	30,000	28,893
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5 5.617% due 10/15/2048	30,000	28,579
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467% due 09/15/2039	40,000	34,261
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553% due 04/10/2038 (b)	25,000	22,800
Morgan Stanley Capital I, Series 2008-T29, Class A4 6.2802% due 01/11/2018 (b)	43,000	42,992
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 5.447% due 02/12/2044 (b)	25,000	21,909
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 5.692% due 04/15/2049 (b)	35,000	29,492

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $251,152)		$278,749

ASSET BACKED SECURITIES - 0.32%
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A 3.69% due 07/15/2015	104,000	106,227

TOTAL ASSET BACKED SECURITIES (Cost $103,985)		$106,227

SECURITIES LENDING COLLATERAL- 1.82%

Securities Lending Collateral - 1.82%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	59,674	$597,310

TOTAL SECURITIES LENDING COLLATERAL (Cost $597,348)		$597,310

SHORT TERM INVESTMENTS - 10.66%

State Street Institutional U.S. Government Money Market Fund, 0.344%	$621,056	$621,056
T. Rowe Price Reserve Investment Fund, 0.2628%	2,878,013	2,878,013

TOTAL SHORT TERM INVESTMENTS (Cost $3,499,069)		$3,499,069

Total Investments (Balanced Trust) (Cost $31,604,386) - 102.51%		$33,651,202
Other assets and liabilities, net - (2.51)%		(823,137)

TOTAL NET ASSETS - 100.00%		$32,828,065

Blue Chip Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.22%

Basic Materials - 2.26%
Ecolab, Inc.	6,100	$271,938
Freeport-McMoRan Copper & Gold, Inc., Class B	39,400	3,163,426
Monsanto Company	123,504	10,096,452
Praxair, Inc.	238,100	19,121,811
The Sherwin-Williams Company	58,000	3,575,700

		36,229,327

Communications - 21.95%
Amazon.com, Inc. *	484,089	65,119,652
American Tower Corp., Class A *	671,338	29,008,515
Baidu, Inc., SADR * (a)	4,200	1,727,166
Cisco Systems, Inc. *	626,818	15,006,023
Discovery Communications, Inc., Series A *	312,450	9,582,841
Discovery Communications, Inc., Series C *	386,000	10,236,720
eBay, Inc. *	478	11,252
Expedia, Inc. * (a)	369,400	9,497,274
Google, Inc., Class A *	139,566	86,528,129
Juniper Networks, Inc. *	884,421	23,587,508
McAfee, Inc. *	343,400	13,931,738
McGraw-Hill Companies, Inc.	328,100	10,994,631
Priceline.com, Inc. * (a)	48,400	10,575,400
QUALCOMM, Inc.	696,977	32,242,156
Tencent Holdings, Ltd.	944,300	20,376,101
Time Warner, Inc.	417,966	12,179,529
VeriSign, Inc. *	31,300	758,712

		351,363,347

Consumer, Cyclical - 10.24%
Bed Bath & Beyond, Inc. *	380,700	14,706,441
CarMax, Inc. *	53,200	1,290,100

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Carnival Corp.	240,600	$7,624,614
Costco Wholesale Corp.	15,000	887,550
CVS Caremark Corp.	271,667	8,750,394
Dollar Tree, Inc. *	50,700	2,448,810
Fastenal Company (a)	85,700	3,568,548
Kohl’s Corp. *	376,230	20,290,084
Lowe’s Companies, Inc.	484,100	11,323,099
Marriott International, Inc., Class A (a)	485,329	13,225,215
McDonald’s Corp.	209,400	13,074,936
NIKE, Inc., Class B	83,000	5,483,810
O’Reilly Automotive, Inc. * (a)	167,300	6,377,476
Starbucks Corp. *	688,800	15,883,728
The Gap, Inc.	155,900	3,266,105
Walgreen Company	34,300	1,259,496
Wal-Mart Stores, Inc.	156,264	8,352,311
Walt Disney Company	409,100	13,193,475
Wynn Macau, Ltd. *	1,524,000	1,859,346
Wynn Resorts, Ltd. * (a)	31,600	1,840,068
Yum! Brands, Inc.	265,400	9,281,038

		163,986,644

Consumer, Non-cyclical - 17.46%
Alcon, Inc.	10,590	1,740,467
Allergan, Inc.	356,000	22,431,560
Amgen, Inc. *	31,200	1,764,984
Apollo Group, Inc., Class A *	39,500	2,392,910
Baxter International, Inc.	62,500	3,667,500
Celgene Corp. *	380,900	21,208,512
Express Scripts, Inc. *	347,400	30,032,730
General Mills, Inc.	29,800	2,110,138
Gilead Sciences, Inc. *	577,762	25,005,540
Intuitive Surgical, Inc. * (a)	40,100	12,163,132
Kellogg Company	22,900	1,218,280
Life Technologies Corp. *	15,800	825,234
McKesson Corp.	302,500	18,906,250
Medco Health Solutions, Inc. *	671,400	42,909,174
Medtronic, Inc.	25,044	1,101,435
PepsiCo, Inc.	234,604	14,263,923
Procter & Gamble Company	137,537	8,338,868
Shire PLC, ADR	67,700	3,973,990
St. Jude Medical, Inc. *	157,836	5,805,208
Stryker Corp.	137,479	6,924,817
Teva Pharmaceutical Industries, Ltd., SADR	208,900	11,736,002
The Coca-Cola Company	1,600	91,200
Vertex Pharmaceuticals, Inc. *	128,000	5,484,800
Visa, Inc. (a)	288,900	25,267,194
WellPoint, Inc. *	3,872	225,699
Western Union Company	526,600	9,926,410

		279,515,957

Energy - 7.03%
Cameron International Corp. *	212,400	8,878,320
EOG Resources, Inc.	237,800	23,137,940
Exxon Mobil Corp.	1,538	104,876
First Solar, Inc. * (a)	10,900	1,475,860
FMC Technologies, Inc. *	161,200	9,323,808
Petroleo Brasileiro SA, SADR	127,900	5,421,681
Schlumberger, Ltd.	483,892	$31,496,531
Smith International, Inc. (a)	391,572	10,639,011
Southwestern Energy Company *	263,500	12,700,700
Suncor Energy, Inc.	265,100	9,360,681

		112,539,408

Financial - 15.99%
American Express Company	433,652	17,571,579
Ameriprise Financial, Inc.	236,751	9,190,674
Bank of America Corp.	296,900	4,471,314
Bank of New York Mellon Corp.	31,261	874,370
BlackRock, Inc., Class A (a)	15,500	3,599,100
Charles Schwab Corp.	578,486	10,887,106
CME Group, Inc.	2,500	839,875
Credit Suisse Group AG	34,700	1,709,014
Franklin Resources, Inc.	309,365	32,591,603
Goldman Sachs Group, Inc.	239,676	40,466,896
IntercontinentalExchange, Inc. *	109,300	12,274,390
Invesco, Ltd.	274,500	6,448,005
JPMorgan Chase & Company	677,500	28,231,425
MasterCard, Inc., Class A (a)	97,100	24,855,658
Morgan Stanley	423,900	12,547,440
Northern Trust Corp.	156,089	8,179,064
PNC Financial Services Group, Inc.	37,000	1,953,230
Prudential Financial, Inc.	10,600	527,456
State Street Corp.	156,207	6,801,253
TD Ameritrade Holding Corp.	113,800	2,205,444
U.S. Bancorp (a)	461,200	10,381,612
Wells Fargo & Company	718,100	19,381,519

		255,988,027

Industrial - 6.95%
3M Company	189,000	15,624,630
Danaher Corp.	624,463	46,959,617
Expeditors International of Washington, Inc.	115,600	4,014,788
Goodrich Corp.	89,800	5,769,650
McDermott International, Inc. *	226,100	5,428,661
Precision Castparts Corp.	114,100	12,590,935
Republic Services, Inc.	31,300	886,103
Rockwell Automation, Inc.	123,500	5,802,030
Union Pacific Corp.	62,400	3,987,360
United Technologies Corp.	144,500	10,029,745
W.W. Grainger, Inc.	1,500	145,245

		111,238,764

Technology - 17.34%
Accenture PLC	200,600	8,324,900
Adobe Systems, Inc. *	74,075	2,724,478
Altera Corp.	337,200	7,630,836
Apple, Inc. *	466,800	98,429,448
Autodesk, Inc. *	151,300	3,844,533
Automatic Data Processing, Inc.	86,733	3,713,907
Broadcom Corp., Class A *	447,300	14,067,585
Cerner Corp. * (a)	67,800	5,589,432
Electronic Arts, Inc. *	31,214	554,049
EMC Corp. *	202,900	3,544,663
Fiserv, Inc. *	204,200	9,899,616
Hewlett-Packard Company	104,000	5,357,040

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Intel Corp.	352,800	$7,197,120
International Business Machines Corp.	120,100	15,721,090
Intuit, Inc. *	61,400	1,885,594
Marvell Technology Group, Ltd. *	1,282,010	26,601,707
Microsoft Corp.	1,461,044	44,547,232
Salesforce.com, Inc. *	7,900	582,783
Xilinx, Inc.	689,325	17,274,485

		277,490,498

TOTAL COMMON STOCKS (Cost $1,322,091,629)		$1,588,351,972

PREFERRED STOCKS - 0.25%

Financial - 0.25%
Bank of America Corp. (g)	261,900	3,907,548

TOTAL PREFERRED STOCKS (Cost $3,928,500)		$3,907,548

SECURITIES LENDING COLLATERAL - 5.82%

Securities Lending Collateral - 5.82%

John Hancock Collateral Investment Trust, 0.1387% (c)(f)	9,312,208	93,210,546

TOTAL SECURITIES LENDING COLLATERAL (Cost $93,215,195)		$93,210,546

SHORT TERM INVESTMENTS - 0.53%
State Street Institutional U.S. Government Money Market Fund, 0.344%	$565,000	$565,000
T. Rowe Price Reserve Investment Fund, 0.2628%	7,947,336	7,947,336

TOTAL SHORT TERM INVESTMENTS (Cost $8,512,336)		$8,512,336

REPURCHASE AGREEMENTS - 0.06%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $928,000 on 01/04/2010, collateralized by $970,000 Federal National Mortgage Association, 5.00% due 05/23/2024 (valued at $949,388, including interest)	$928,000	$928,000

TOTAL REPURCHASE AGREEMENTS (Cost $928,000)		$928,000

Total Investments (Blue Chip Growth Trust) (Cost $1,428,675,660) - 105.88%		$1,694,910,402
Other assets and liabilities, net - (5.88)%		(94,119,435)

TOTAL NET ASSETS - 100.00%		$1,600,790,967

Capital Appreciation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.29%

Basic Materials - 1.21%
Monsanto Company	44,200	$3,613,350
Praxair, Inc.	104,700	8,408,457

		12,021,807

Communications - 17.17%
Amazon.com, Inc. *	314,100	42,252,732
Baidu, Inc., SADR * (a)	22,610	9,297,910
Cisco Systems, Inc. *	879,265	21,049,604
Google, Inc., Class A *	79,237	49,125,356
Juniper Networks, Inc. *	284,900	7,598,283
QUALCOMM, Inc.	740,700	34,264,782
Tencent Holdings, Ltd.	359,400	7,806,168

		171,394,835

Consumer, Cyclical - 11.70%
Coach, Inc.	155,960	5,697,219
Costco Wholesale Corp.	238,000	14,082,460
Dollar General Corp. *	47,600	1,067,668
Johnson Controls, Inc.	241,400	6,575,736
Kohl’s Corp. *	235,000	12,673,550
Marriott International, Inc., Class A (a)	366,574	9,989,142
NIKE, Inc., Class B (a)	274,478	18,134,761
Staples, Inc.	201,200	4,947,508
Starbucks Corp. *	191,800	4,422,908
Target Corp.	254,700	12,319,839
Tiffany & Company (a)	169,109	7,271,687
Walt Disney Company	606,700	19,566,075

		116,748,553

Consumer, Non-cyclical - 26.91%
Abbott Laboratories	224,900	12,142,351
Alcon, Inc.	147,381	24,222,067
Baxter International, Inc.	312,200	18,319,896
Celgene Corp. *	277,200	15,434,496
Colgate-Palmolive Company	161,700	13,283,655
Express Scripts, Inc. *	58,400	5,048,680
Gilead Sciences, Inc. *	489,728	21,195,428
Illumina, Inc. * (a)	154,000	4,720,100
Medco Health Solutions, Inc. *	420,300	26,861,373
Mylan, Inc. * (a)	382,800	7,055,004
Novartis AG, SADR (a)	178,900	9,737,527
PepsiCo, Inc.	179,965	10,941,872
Pfizer, Inc.	531,800	9,673,442
Roche Holding AG, SADR (a)	230,800	9,739,760
Shire PLC, ADR	182,550	10,715,685
Teva Pharmaceutical Industries, Ltd., SADR (a)	326,800	18,359,624
Unilever PLC, SADR (a)	503,900	16,074,410
Vertex Pharmaceuticals, Inc. *	161,300	6,911,705
Visa, Inc. (a)	321,400	28,109,644

		268,546,719

Energy - 6.62%
Apache Corp.	65,100	6,716,367
Occidental Petroleum Corp.	237,900	19,353,165
Petroleo Brasileiro SA, ADR (a)	237,100	11,304,928
Schlumberger, Ltd.	288,606	18,785,365
Southwestern Energy Company *	205,500	9,905,100

		66,064,925

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial - 8.82%
Bank of America Corp.	634,100	$9,549,546
Charles Schwab Corp.	773,069	14,549,158
Goldman Sachs Group, Inc.	149,090	25,172,356
JPMorgan Chase & Company	232,100	9,671,607
MasterCard, Inc., Class A (a)	110,000	28,157,800
Morgan Stanley	32,700	967,920

		88,068,387
Industrial - 3.53%
Cummins, Inc.	104,830	4,807,504
Precision Castparts Corp.	89,740	9,902,809
Union Pacific Corp.	168,100	10,741,590
United Technologies Corp.	141,000	9,786,810

		35,238,713

Technology - 22.33%
Adobe Systems, Inc. *	669,585	24,627,336
Advanced Micro Devices, Inc. * (a)	973,200	9,420,576
Agilent Technologies, Inc. *	265,505	8,249,240
Analog Devices, Inc.	351,300	11,094,054
Apple, Inc. *	224,666	47,373,073
Cree, Inc. *	113,800	6,414,906
Hewlett-Packard Company	536,600	27,640,266
Intel Corp.	660,600	13,476,240
Microsoft Corp.	1,307,469	39,864,730
NetApp, Inc. *	530,400	18,240,456
Salesforce.com, Inc. * (a)	174,510	12,873,603
VMware, Inc., Class A * (a)	84,100	3,564,158

		222,838,638

TOTAL COMMON STOCKS (Cost $808,817,344)		$980,922,577

SECURITIES LENDING COLLATERAL- 12.06%

Securities Lending Collateral - 12.06%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	12,025,182	120,366,061

TOTAL SECURITIES LENDING COLLATERAL (Cost $120,371,153)		$120,366,061

SHORT TERM INVESTMENTS - 1.00%
State Street Institutional Treasury Money Market Fund, 0.00%	$10,000,000	$10,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,000,000)		$10,000,000

REPURCHASE AGREEMENTS - 0.67%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,711,000 on 01/04/2010, collateralized by $6,865,000 Federal Home Loan Mortgage Corp., 2.00% due 12/28/2012 (valued at $6,847,838, including interest)	$6,711,000	$6,711,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,711,000)		$6,711,000

Total Investments (Capital Appreciation Trust) (Cost $945,899,497) - 112.02%		$1,117,999,638
Other assets and liabilities, net - (12.02)%		(119,965,973)
TOTAL NET ASSETS - 100.00%		$998,033,665

Capital Appreciation Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 66.27%

Basic Materials - 0.80%
Monsanto Company	15,000	$1,226,250
The Sherwin-Williams Company	24,400	1,504,260

		2,730,510

Communications - 5.18%
AOL, Inc. *	1,000	23,280
Cablevision Systems Corp., Class A	210,800	5,442,856
Discovery Communications, Inc., Series C *	46,000	1,219,920
Time Warner, Inc.	253,800	7,395,732
Vodafone Group PLC, SADR	154,400	3,565,096

		17,646,884

Consumer, Cyclical - 5.98%
AutoZone, Inc. *	22,700	3,588,189
CVS Caremark Corp.	71,400	2,299,794
Dollar General Corp. *	49,300	1,105,799
Hasbro, Inc.	32,400	1,038,744
Lear Corp. *	3,272	221,318
Lowe’s Companies, Inc.	261,700	6,121,163
McDonald’s Corp.	43,200	2,697,408
Mitsubishi Corp.	51,700	1,285,409
Wal-Mart Stores, Inc. ***	37,400	1,999,030

		20,356,854

Consumer, Non-cyclical - 20.81%
Allergan, Inc.	24,900	1,568,949
Altria Group, Inc.	58,600	1,150,318
Baxter International, Inc.	27,700	1,625,436
Becton, Dickinson & Company	14,300	1,127,698
C.R. Bard, Inc.	52,500	4,089,750
Campbell Soup Company	63,700	2,153,060
Cardinal Health, Inc.	48,800	1,573,312
CareFusion Corp. *	121,500	3,038,715
Clorox Company	30,800	1,878,800
Covidien PLC	184,000	8,811,760

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Fortune Brands, Inc.	11,800	$509,760
General Mills, Inc.	50,900	3,604,229
Henry Schein, Inc. * (a)	79,857	4,200,478
Johnson & Johnson ***	20,100	1,294,641
Kellogg Company	117,600	6,256,320
Merck & Company, Inc.	55,400	2,024,316
PepsiCo, Inc.	83,700	5,088,960
Pfizer, Inc. ***	260,370	4,736,130
Philip Morris International, Inc.	137,000	6,602,030
Procter & Gamble Company ***	72,537	4,397,919
Stryker Corp.	13,700	690,069
The Coca-Cola Company ***	300	17,100
Western Union Company *	235,400	4,437,290

		70,877,040

Energy - 6.63%
CNX Gas Corp. *	100,300	2,960,856
Exxon Mobil Corp. ***	89,800	6,123,462
Japan Petroleum Exploration Company, Ltd.	17,300	759,533
Murphy Oil Corp.	27,700	1,501,340
Oil States International, Inc. *	15,600	612,924
Spectra Energy Corp.	217,400	4,458,874
Williams Companies, Inc.	292,000	6,155,360

		22,572,349

Financial - 9.94%
Ameriprise Financial, Inc.	78,600	3,051,252
Aon Corp.	144,000	5,520,960
Bank of America Corp. (a)	262,465	3,952,723
JPMorgan Chase & Company	129,600	5,400,432
MetLife, Inc.	61,000	2,156,350
State Street Corp.	61,800	2,690,772
The St. Joe Company * (a)	44,400	1,282,716
Wells Fargo & Company	211,600	5,711,084
White Mountains Insurance Group, Ltd.	12,340	4,105,024

		33,871,313

Industrial - 8.81%
Actuant Corp., Class A	100	1,853
Danaher Corp.	103,300	7,768,160
Goodrich Corp.	83,200	5,345,600
Lockheed Martin Corp.	32,500	2,448,875
Northrop Grumman Corp.	44,300	2,474,155
Republic Services, Inc.	15,600	441,636
Thermo Fisher Scientific, Inc. *	800	38,152
Tyco Electronics, Ltd. *	148,300	3,640,765
Tyco International, Ltd.	111,900	3,992,592
United Technologies Corp.	55,600	3,859,196

		30,010,984

Technology - 3.28%
CA, Inc.	73,300	1,646,318
Electronic Arts, Inc. *	105,200	1,867,300
International Business Machines Corp.	42,100	5,510,890
Microsoft Corp. ***	70,800	2,158,692

		11,183,200

Utilities - 4.84%
American Electric Power Company, Inc.	109,400	3,806,026
CenterPoint Energy, Inc.	126,400	$1,834,064
Entergy Corp.	27,400	2,242,416
FPL Group, Inc.	11,800	623,276
NRG Energy, Inc. *	5,600	132,216
NV Energy, Inc.	151,100	1,870,618
OGE Energy Corp.	92,500	3,412,325
PG&E Corp.	15,300	683,145
Sempra Energy	33,300	1,864,134

		16,468,220

TOTAL COMMON STOCKS (Cost $182,673,589)		$225,717,354

PREFERRED STOCKS - 0.96%

Communications - 0.05%
Crown Castle International Corp., 6.25%	2,832	168,504

Consumer, Cyclical - 0.04%
Lear Corp., Series A	2,341	149,824

Consumer, Non-cyclical - 0.15%
Heinz (H.J.) Finance Company, 8.00% (h)	4	415,000
Newell Financial Trust I, 5.25%	2,400	84,000

		499,000

Energy - 0.02%
Goodrich Petroleum Corp., Series B, 5.375%	1,500	65,681

Financial - 0.70%
AMG Capital Trust I, 5.10%	560	21,672

Aspen Insurance Holdings, Ltd., Series AHL, 5.625%	1,000	52,520
Bank of America Corp. (g)	154,900	2,311,108

		2,385,300

TOTAL PREFERRED STOCKS (Cost $3,146,362)		$3,268,309

TERM LOANS - 5.63%

Basic Materials - 0.83%
Ashland, Inc. 7.65% due 05/20/2014 (b)	161,468	163,648
Georgia Pacific Corp., Tranche A 2.2506% due 12/20/2010 (b)	121,714	117,378
Georgia-Pacific Corp., Term Loan B 2.2506% due 12/20/2010 (b)	2,119,469	2,043,963
Groegia-Pacific Corp., Term Loan C 3.4809% due 12/23/2014 (b)	498,703	495,337

		2,820,326

Communications - 2.48%
Charter Communications Operating LLC 7.25% due 03/06/2014 (b)	496,212	464,578
Charter Communications Operating LLC, Tranche B 6.25% due 03/05/2014 (b)	1,375,000	1,287,344
CSC Holdings, Inc.
1.2536% due 02/24/2012 (b)	807,492	783,267
2.0036% due 03/29/2013 (b)	2,590,694	2,503,258
Discovery Communications, Inc. 5.25% due 05/14/2014 (b)	744,375	750,423
Intelsat Corp. 2.74% due 01/03/2014 (b)	500,000	470,312

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Communications (continued)
Sirius Satellite Radio, Inc. 2.5625% due 12/20/2012 (b)	$498,724	$465,684
Weather Channel, Tranche B 7.25% due 07/25/2015 (b)	1,729,956	1,740,336

		8,465,202

Consumer, Cyclical - 0.46%
Lear Corp.
7.500% due 11/30/2014 (b)	234,375	234,961
9.50% due 10/15/2014 (b)	118,187	118,631

MGM Mirage, Inc. Tranche B 6.00% due 03/11/2011 (b)	819,282	761,932
Rite Aid Corp. 1.99% due 06/04/2014 (b)	498,731	438,135

		1,553,659

Consumer, Non-cyclical - 0.68%
HCA, Inc., Term Loan A1 1.7825% due 11/18/2012 (b)	1,123,570	1,071,605
Invitrogen Corp., Tranche B 5.25% due 06/11/2015 (b)	481,875	484,284
Reynolds Consumer Products, Inc. 6.25% due 11/05/2015 (b)	750,000	752,812

		2,308,701

Financial - 0.59%
Nuveen Investments, Inc. 3.28% due 11/09/2014 (b)	681,308	595,122
Pinnacle Foods Finance LLC
7.50% due 04/02/2014 (b)	250,000	232,500
9.25% due 04/01/2015 (b)	748,721	696,311
Universal City Develpment Partners, Ltd., Term Loan B 6.50% due 10/20/2014 (b)	500,000	500,625

		2,024,558

Industrial - 0.14%
Rexnord LLC, Tranche B1 2.8125% due 07/19/2013 (b)	500,000	468,438

Technology - 0.45%
First Data Corp., Tranche B1 2.993% due 09/24/2014 (b)	748,087	662,680
First Data Corp., Tranche B2 3.0006% due 09/24/2014 (b)	997,449	885,984

		1,548,664

TOTAL TERM LOANS (Cost $18,701,376)		$19,189,548

WARRANTS - 0.01%

Consumer, Cyclical - 0.01%
Lear Corp. (Expiration Date 11/09/2014, Strike Price: $0.01) *	582	36,782

TOTAL WARRANTS (Cost $36,957)		$36,782

CORPORATE BONDS - 10.93%

Basic Materials - 0.47%

Freeport-McMoRan Copper & Gold, Inc. 3.8813% due 04/01/2015 (b)	75,000	74,578
Georgia-Pacific LLC 8.25% due 05/01/2016 (h)	$200,000	$212,000
Newmont Mining Corp. 1.25% due 07/15/2014	105,000	130,988
Teck Resources, Ltd.
9.75% due 05/15/2014	300,000	346,125
10.75% due 05/15/2019	200,000	239,000
United States Steel Corp. 4.00% due 05/15/2014	311,000	582,736

		1,585,427

Communications - 2.51%

American Tower Corp., Series WI 7.00% due 10/15/2017	1,000,000	1,107,500
AOL Time Warner, Inc. 6.875% due 05/01/2012	888,000	972,132
CC Holdings GS V LLC 7.75% due 05/01/2017 (h)	825,000	878,625
Cellco Partnership / Verizon Wireless Capital LLC
2.8691% due 05/20/2011 (b)	475,000	491,120
3.75% due 05/20/2011	165,000	170,142
Crown Castle International Corp. 9.00% due 01/15/2015	2,925,000	3,115,125
CSC Holdings, Inc., Series B 7.625% due 04/01/2011	15,000	15,487
DirecTV Holdings LLC 5.875% due 10/01/2019 (h)	85,000	86,453
Harris Corp. 6.375% due 06/15/2019	75,000	80,984
Liberty Media LLC 3.125% due 03/30/2023	208,000	209,300
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	75,000	75,937
9.25% due 11/01/2014	275,000	278,438
SBA Communications Corp. 1.875% due 05/01/2013	141,000	144,701
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (h)	100,000	104,500
8.25% due 08/15/2019 (h)	75,000	79,500
Sirius XM Radio, Inc. 9.75% due 09/01/2015 (h)	225,000	236,813
Sprint Capital Corp.
6.90% due 05/01/2019	25,000	23,000
8.375% due 03/15/2012	125,000	129,375
XM Satellite Radio, Inc. 11.25% due 06/15/2013 (h)	325,000	349,375

		8,548,507

Consumer, Cyclical - 0.88%
American Airlines Pass Through Trust 2009-1A 10.375% due 07/02/2019	120,000	132,600
Continental Airlines, Inc. 9.00% due 07/08/2016	315,000	333,900
Delta Air Lines Inc, Series A 7.75% due 12/17/2019	240,000	244,800
Group 1 Automotive, Inc. 2.25% due 06/15/2036	1,091,000	835,979
Home Depot, Inc.
4.625% due 08/15/2010	59,000	60,399
5.40% due 03/01/2016	575,000	601,944

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Hyatt Hotels Corp. 6.875% due 08/15/2019 (h)	$299,000	$298,658
MGM Mirage, Inc.
10.375% due 05/15/2014 (h)	75,000	81,375
11.125% due 11/15/2017 (h)	100,000	110,750
United Auto Group, Inc. 7.75% due 12/15/2016	20,000	19,350
Walgreen Company 4.875% due 08/01/2013	117,000	125,640
Wal-Mart Stores, Inc. 3.20% due 05/15/2014	150,000	152,753

		2,998,148

Consumer, Non-cyclical - 1.67%
Beckman Coulter, Inc. 7.00% due 06/01/2019	120,000	135,991
CareFusion Corp. 6.375% due 08/01/2019 (h)	240,000	256,925
Fortune Brands, Inc. 6.375% due 06/15/2014	485,000	519,413
Johnson & Johnson 5.95% due 08/15/2037	560,000	615,904
Kellogg Company
4.45% due 05/30/2016	400,000	411,908
5.125% due 12/03/2012	120,000	130,232
Kraft Foods, Inc. 6.125% due 02/01/2018	247,000	259,731
Millipore Corp. 3.75% due 06/01/2026	3,046,000	3,141,187
Procter & Gamble Company 5.50% due 02/01/2034	215,000	219,915
Valeant Pharmaceuticals International 4.00% due 11/15/2013	12,000	14,340

		5,705,546

Energy - 2.23%
Anadarko Petroleum Corp. 8.70% due 03/15/2019	120,000	149,270
Boardwalk Pipelines LP 5.75% due 09/15/2019	240,000	236,642
Buckeye Partners LP 5.50% due 08/15/2019	275,000	274,172
ConocoPhillips 6.50% due 02/01/2039	310,000	344,051
Devon Energy Corp. 6.30% due 01/15/2019	155,000	172,586
Forest Oil Corp. 8.50% due 02/15/2014 (h)	250,000	261,250
Goodrich Petroleum Corp. 3.25% due 12/01/2026	61,000	56,196
Gulfstream Natural Gas System LLC 6.95% due 06/01/2016 (h)	135,000	149,194
Hess Corp. 8.125% due 02/15/2019	240,000	289,430
Magellan Midstream Partners LP 6.55% due 07/15/2019	55,000	59,703
Oil States International, Inc. 2.375% due 07/01/2025	1,042,000	1,440,565
Peabody Energy Corp. 6.875% due 03/15/2013	75,000	75,844
PetroHawk Energy Corp. 10.50% due 08/01/2014	$400,000	$437,000
Pride International, Inc. 8.50% due 06/15/2019	170,000	196,350
Questar Market Resources, Inc. 6.80% due 03/01/2020	120,000	125,076
Quicksilver Resources, Inc. 11.75% due 01/01/2016	375,000	425,625
Range Resources Corp. 8.00% due 05/15/2019	200,000	214,000
Shell International Finance BV 6.375% due 12/15/2038	515,000	580,600
Southeast Supply Header LLC 4.85% due 08/15/2014 (h)	118,000	120,484
Spectra Energy Capital LLC 5.65% due 03/01/2020	125,000	126,144
Tennessee Gas Pipeline Company 8.00% due 02/01/2016	550,000	631,125
Williams Companies, Inc. 8.75% due 01/15/2020	700,000	835,080
XTO Energy, Inc.
6.50% due 12/15/2018	105,000	119,983
6.75% due 08/01/2037	240,000	282,694

		7,603,064

Financial - 0.76%
Host Hotels & Resorts LP 2.625% due 04/15/2027 (h)	2,076,000	1,946,250
Janus Capital Group, Inc. 6.95% due 06/15/2017	675,000	636,224

		2,582,474

Industrial - 0.56%
Agilent Technologies, Inc. 5.50% due 09/14/2015	120,000	125,784
BAE Systems Holdings, Inc. 6.375% due 06/01/2019 (h)	230,000	247,404
Ball Corp. 7.375% due 09/01/2019	125,000	128,438
Republic Services, Inc. 5.50% due 09/15/2019 (h)	144,000	146,225
Roper Industries, Inc. 6.25% due 09/01/2019	375,000	390,399
Silgan Holdings, Inc. 7.25% due 08/15/2016	100,000	102,750
Tyco Electronics Group SA
6.00% due 10/01/2012	475,000	503,976
6.55% due 10/01/2017	250,000	258,490

		1,903,466

Technology - 1.21%
Linear Technology Corp., Series A 3.00% due 05/01/2027	4,106,000	4,116,265

Utilities - 0.64%
Atmos Energy Corp. 8.50% due 03/15/2019	95,000	115,389
Black Hills Corp. 9.00% due 05/15/2014	95,000	108,339
Calpine Construction Finance Company LP 8.00% due 06/01/2016 (h)	750,000	772,500

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Dominion Resources, Inc. 5.20% due 08/15/2019	$135,000	$137,105
Kansas Gas & Electric Company 6.70% due 06/15/2019 (h)	220,000	244,488
Pacific Gas & Electric Company 1.2059% due 06/10/2010 (b)	310,000	311,241
Public Service Company of Colorado 5.125% due 06/01/2019	220,000	228,846
Virginia Electric and Power Company 6.00% due 01/15/2036	270,000	279,383

		2,197,291

TOTAL CORPORATE BONDS (Cost $32,735,073)		$37,240,188

CONVERTIBLE BONDS - 1.34%

Basic Materials - 0.03%
Newmont Mining Corp. 1.625% due 07/15/2017	83,000	102,816

Communications - 0.30%
Alcatel-Lucent USA, Inc., Series B 2.875% due 06/15/2025	18,000	15,345
JDS Uniphase Corp. 1.00% due 05/15/2026	1,053,000	900,315
VeriSign, Inc. 3.25% due 08/15/2037	119,000	105,761

		1,021,421

Energy - 0.62%
Peabody Energy Corp. 4.75% due 12/15/2066	2,098,000	2,118,980

Financial - 0.01%
General Growth Properties LP 3.98% due 04/15/2027 ^ (h)	21,000	19,898

Industrial - 0.08%
SunPower Corp. 4.75% due 04/15/2014	239,000	272,161

Technology - 0.30%
Xilinx, Inc. 3.125% due 03/15/2037	1,100,000	1,017,500

TOTAL CONVERTIBLE BONDS (Cost $3,842,502)		$4,552,776

OPTIONS - 0.01%

Call Options - 0.01%
Johnson & Johnson Expiration 01/16/2010 at $65.00 *	100	44
Wellpoint, Inc. Expiration 01/16/2010 at $50.00 *	5,000	44,150

		44,194

TOTAL OPTIONS (Cost $17,751)		$44,194

SECURITIES LENDING COLLATERAL - 2.20%

Securities Lending Collateral - 2.20%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	748,301	$7,490,122

TOTAL SECURITIES LENDING COLLATERAL (Cost $7,490,419)		$7,490,122

SHORT TERM INVESTMENTS - 14.74%
T. Rowe Price Reserve Investment Fund, 0.2628%	$50,220,008	$50,220,008

TOTAL SHORT TERM INVESTMENTS (Cost $50,220,008)		$50,220,008

REPURCHASE AGREEMENTS - 0.26%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $866,000 on 01/04/2010, collateralized by $905,000 Federal National Mortgage Association, 5.00% due 05/26/2024 (valued at $885,769, including interest)	$866,000	$866,000

TOTAL REPURCHASE AGREEMENTS (Cost $866,000)		$866,000

Total Investments (Capital Appreciation Value Trust) (Cost $299,730,037) - 102.35%		$348,625,281
Other assets and liabilities, net - (2.35)%		(8,003,970)

TOTAL NET ASSETS - 100.00%		$340,621,311

Core Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.08%
JOHN HANCOCK TRUST (j) 500 Index (MFC Global U.S.A.) - Class NAV (i)	395,159	$3,793,527
Core Allocation Plus (Wellington)	2,024,240	20,505,553
International Index (MFC Global U.S.A.) - Class NAV (i)	210,533	3,520,120
Mid Cap Index (MFC Global U.S.A.) - Class NAV (i)	110,633	1,572,093
Small Cap Index (MFC Global U.S.A.) - Class NAV (i)	30,679	341,759
Total Bond Market A Index (Declaration) - Class NAV (i)	330,894	4,453,827

TOTAL INVESTMENT COMPANIES (Cost $33,160,960)		$34,186,879

Total Investments (Core Allocation Trust) (Cost $33,160,960) - 100.08%		$34,186,879
Other assets and liabilities, net - (0.08)%		(25,624)

TOTAL NET ASSETS - 100.00%		$34,161,255

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 61.66%

Basic Materials - 5.13%
Anglo American PLC *	9,891	$428,071
AngloGold Ashanti, Ltd., SADR (a)	10,900	437,962
Antofagasta PLC	34,867	552,849
Barrick Gold Corp.	6,200	244,156
BHP Billiton, Ltd., SADR (a)	12,400	949,592
Cameco Corp.	6,700	215,539
Cliffs Natural Resources, Inc.	9,300	428,637
Eastman Chemical Company	6,310	380,114
Fortescue Metals Group, Ltd. *	129,095	508,403
Freeport-McMoRan Copper & Gold, Inc., Class B *	13,845	1,111,615
Fresnillo PLC	8,931	112,589
Gerdau SA, SADR (a)	34,600	589,238
Intrepid Potash, Inc. * (a)	2,800	81,676
JSW Steel, Ltd.	11,586	250,549
Lubrizol Corp.	4,590	334,841
Mechel Steel Group, ADR	18,600	350,052
Randgold Resources, Ltd., ADR	3,300	261,096
Reliance Steel & Aluminum Company	1,650	71,313
Steel Dynamics, Inc.	9,100	161,252
Sumitomo Metal Industries, Ltd.	66,000	175,961
The Mosaic Company	13,100	782,463
Vale SA (a)	26,200	760,586
Xstrata PLC *	71,401	1,257,636
Zijin Mining Group, Ltd.	36,000	34,067

		10,480,257

Communications - 7.74%
Advanced Info Service PCL	166,900	433,019
Alibaba.com, Ltd.	156,500	360,530
Amazon.com, Inc. *	3,220	433,154
AOL, Inc. *	323	7,519
AT&T, Inc.	41,050	1,150,632
Atheros Communications, Inc. *	3,700	126,688
CBS Corp., Class B	41,800	587,290
Cisco Systems, Inc. *	14,650	350,721
Comcast Corp., Class A	10,370	174,838
Comverse Technology, Inc. *	121,500	1,148,175
Corning, Inc.	9,700	187,307
DIRECTV, Class A *	5,980	199,433
Equinix, Inc. *	1,900	201,685
Expedia, Inc. *	6,640	170,714
Focus Media Holding, Ltd., ADR *	8,400	133,140
Frontier Communications Corp.	9,400	73,414
Genius Products, Inc. *	16	98
Google, Inc., Class A *	1,190	737,776
JDS Uniphase Corp. *	36,340	299,805
KDDI Corp.	48	253,122
KT Corp. *	9,130	306,582
MCOT PCL	31,600	22,747
ModusLink Global Solutions, Inc. *	20,900	196,669
Motorola, Inc. *	36,700	284,792
Netease.com, Inc., ADR *	10,900	409,949
NeuStar, Inc., Class A *	4,700	108,288
Perfect World Company, Ltd. *	8,300	327,352
QUALCOMM, Inc.	10,790	499,145
Rackspace Hosting, Inc. *	5,200	108,420
Reed Elsevier NV	24,337	$298,616
RF Micro Devices, Inc. *	26,700	127,359
SBA Communications Corp. *	4,500	153,720
Shanda Interactive Entertainment, Ltd. * (a)	22,400	1,178,464
SINA Corp. * (a)	13,500	609,930
SK Telecom Company, Ltd.	3,481	506,062
Sohu.com, Inc. *	1,500	85,920
Sonus Networks, Inc. *	107,800	227,458
Symantec Corp. *	19,240	344,204
Tencent Holdings, Ltd.	26,900	580,448
The Washington Post Company, Class B	130	57,148
Time Warner Cable, Inc.	3,230	133,690
Time Warner, Inc.	2,763	80,514
VeriSign, Inc. * (a)	9,900	239,976
Verizon Communications, Inc.	13,470	446,261
Vocus, Inc. *	4,000	72,000
Vodafone Group PLC	123,796	286,674
Yahoo Japan Corp.	566	169,193
Yahoo!, Inc. *	25,000	419,500
ZTE Corp., Class H	81,400	499,412

		15,809,553

Consumer, Cyclical - 6.06%
Advance Auto Parts, Inc.	3,000	121,440
AutoNation, Inc. * (a)	3,800	72,770
AutoZone, Inc. *	340	53,744
Bally Technologies, Inc. *	2,100	86,709
Beacon Roofing Supply, Inc. *	6,810	108,960
Belle International Holdings, Ltd., GDR	78,000	90,101
Big Lots, Inc. *	5,580	161,708
Carter’s, Inc. *	5,400	141,750
Central European Distribution Corp. *	2,300	65,343
China Dongxiang Group Company	349,000	268,531
Cintas Corp.	4,010	104,460
Citi Trends, Inc. *	2,400	66,288
Coach, Inc.	21,990	803,295
Continental Airlines, Inc., Class B * (a)	5,800	103,936
Copa Holdings SA, Class A	1,500	81,705
Daphne International Holdings, Ltd.	252,000	202,278
Delta Air Lines, Inc. *	18,000	204,840
Dick’s Sporting Goods, Inc. *	3,100	77,097
DreamWorks Animation SKG, Inc., Class A *	3,300	131,835
Dufry Group AG *	3,426	232,478
Family Dollar Stores, Inc.	2,360	65,679
Ford Motor Company * (a)	121,850	1,218,500
Goodyear Tire & Rubber Company *	2,800	39,480
Hanesbrands, Inc. *	8,850	213,374
Hino Motors, Ltd. *	53,000	183,692
Huabao International Holdings, Ltd.	145,000	156,536
J.C. Penney Company, Inc.	1,660	44,173
Kangwon Land, Inc. *	17,780	251,433
Knoll, Inc.	7,210	74,479
Li & Fung, Ltd.	34,000	139,275
Life Time Fitness, Inc. * (a)	2,800	69,804
Limited Brands, Inc.	16,700	321,308
Lumber Liquidators Holdings, Inc. *	1,420	38,056
Macy’s, Inc.	13,570	227,433

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Mattel, Inc.	13,000	$259,740
McDonald’s Corp.	2,700	168,588
Mitsubishi Corp.	7,600	188,958
Mitsui & Company, Ltd.	19,100	270,401
Navistar International Corp. *	3,580	138,367
NIKE, Inc., Class B	5,400	356,778
Nintendo Company, Ltd.	1,000	237,066
Office Depot, Inc. *	20,130	129,839
OfficeMax, Inc. *	3,900	49,491
Owens & Minor, Inc.	2,800	120,204
Persimmon PLC *	22,704	171,921
Polo Ralph Lauren Corp., Class A	600	48,588
Pool Corp.	2,760	52,661
RC2 Corp. *	7,000	103,250
Ross Stores, Inc.	7,000	298,970
Rossi Residencial SA	11,200	96,641
Rush Enterprises, Inc., Class A *	5,100	60,639
Starbucks Corp. *	40,900	943,154
Tam SA *	5,400	119,988
Tempur-Pedic International, Inc. *	3,610	85,304
The Cheesecake Factory, Inc. *	3,400	73,406
The Gap, Inc.	2,370	49,651
TiVo, Inc. *	6,700	68,206
TJX Companies, Inc.	1,500	54,825
Walgreen Company	3,970	145,778
Wal-Mart Stores, Inc.	20,570	1,099,467
Warnaco Group, Inc. *	1,400	59,066
WMS Industries, Inc. *	1,940	77,600
Wyndham Worldwide Corp.	4,800	96,816
XTEP International Holdings, Ltd.	635,000	356,204
Yamaha Motor Company, Ltd.	13,900	174,554

		12,378,611

Consumer, Non-cyclical - 11.39%
Abbott Laboratories	13,660	737,503
Acco Brands Corp. *	3,400	24,752
Affymax, Inc. *	2,000	49,480
Alkermes, Inc. *	17,800	167,498
Almost Family, Inc. *	1,700	67,201
Altria Group, Inc.	27,530	540,414
American Medical Systems Holdings, Inc. *	1,200	23,148
Amgen, Inc. *	8,760	495,553
Amylin Pharmaceuticals, Inc. *	4,200	59,598
Apollo Group, Inc., Class A *	6,160	373,173
Archer-Daniels-Midland Company	13,820	432,704
AstraZeneca Group PLC	4,382	205,897
AstraZeneca PLC, SADR (a)	4,700	220,618
Auxilium Pharmaceuticals, Inc. *	2,900	86,942
Avon Products, Inc.	8,300	261,450
Biogen Idec, Inc. *	3,370	180,295
Bristol-Myers Squibb Company (a)	8,280	209,070
Cardinal Health, Inc.	5,200	167,648
Cephalon, Inc. * (a)	3,700	230,917
Cia de Concessoes Rodoviarias, ADR	21,500	490,040
Clorox Company	1,480	90,280
Colgate-Palmolive Company	650	53,398
Corrections Corp. of America *	7,100	174,305
Coventry Health Care, Inc. *	6,200	$150,598
Cubist Pharmaceuticals, Inc. *	8,900	168,833
Cyberonics, Inc. *	3,500	71,540
Daiichi Sankyo Company, Ltd.	17,500	366,156
Eli Lilly & Company	32,940	1,176,287
Fleury SA *	8,800	92,953
Forest Laboratories, Inc. *	2,400	77,064
G4S PLC	35,434	148,089
Gilead Sciences, Inc. *	11,240	486,467
Global Payments, Inc.	1,370	73,788
Green Mountain Coffee Roasters, Inc. * (a)	1,930	157,237
Health Net, Inc. *	15,700	365,653
Healthsouth Corp. *	12,595	236,408
Herbalife, Ltd.	2,630	106,699
Humana, Inc. *	4,510	197,944
IBT Education, Ltd.	7,549	27,682
ICON PLC, SADR *	6,300	136,899
Incyte Corp. *	6,300	57,393
Intuitive Surgical, Inc. * (a)	4,590	1,392,239
Inverness Medical Innovations, Inc. *	2,400	99,624
ITT Educational Services, Inc. *	800	76,768
Japan Tobacco, Inc.	95	320,545
Jarden Corp.	4,610	142,495
Jiangsu Expressway, Ltd.	408,000	362,974
Johnson & Johnson	19,310	1,243,757
Kimberly-Clark Corp.	7,220	459,986
Kirin Brewery Company, Ltd.	10,000	159,422
Kraft Foods, Inc., Class A	2,400	65,232
Localiza Rent A Car SA	7,000	77,258
Lorillard, Inc.	4,400	353,012
Masimo Corp. *	500	15,210
McKesson Corp.	1,280	80,000
Medifast, Inc. *	2,400	73,392
Medtronic, Inc.	1,135	49,917
Merck & Company, Inc.	6,990	255,415
Netflix, Inc. *	1,210	66,719
New Oriental Education & Technology Group * (a)	2,300	173,903
NutriSystem, Inc.	3,600	112,212
Onyx Pharmaceuticals, Inc. *	1,900	55,746
OSI Pharmaceuticals, Inc. * (a)	7,100	220,313
PepsiCo, Inc.	7,040	428,032
Pfizer, Inc.	64,115	1,166,252
Philip Morris International, Inc.	10,100	486,719
Procter & Gamble Company	9,080	550,520
Qinetiq PLC	111,155	290,641
R.R. Donnelley & Sons Company	15,480	344,740
Raffles Education Corp., Ltd.	620,000	176,987
Ralcorp Holdings, Inc. *	4,300	256,753
Regeneron Pharmaceuticals, Inc. *	3,600	87,048
Reynolds American, Inc.	2,600	137,722
Rigel Pharmaceuticals, Inc. *	3,900	37,089
Safeway, Inc.	2,640	56,206
Salix Pharmaceuticals, Ltd. *	1,880	47,752
Sanofi-Aventis SA, ADR	9,000	353,430
Sanofi-Aventis SA	308	24,143
Seattle Genetics, Inc. *	5,300	53,848

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Shionogi & Company, Ltd.	10,000	$216,266
Smithfield Foods, Inc. * (a)	18,600	282,534
SUPERVALU, Inc.	7,470	94,944
Sysco Corp.	9,820	274,371
Team Health Holdings, Inc. * (a)	5,137	72,021
The Advisory Board Company *	1,600	49,056
The Coca-Cola Company	5,410	308,370
The Scotts Miracle-Gro Company, Class A	2,300	90,413
Tupperware Brands Corp.	2,400	111,768
United Therapeutics Corp. *	1,500	78,975
UnitedHealth Group, Inc.	22,470	684,886
VistaPrint NV * (a)	2,600	147,316
Volcano Corp. *	5,000	86,900
WellPoint, Inc. *	10,330	602,136
Western Union Company	17,700	333,645
Whole Foods Market, Inc. * (a)	1,370	37,607

		23,264,803

Diversified - 0.62%
Beijing Enterprises Holdings, Ltd.	87,500	629,112
China Resources Enterprises, Ltd.	28,000	101,633
Groupe Bruxelles Lambert SA	2,607	245,343
Wharf Holdings, Ltd.	50,000	285,905

		1,261,993

Energy - 5.22%
Anadarko Petroleum Corp.	3,100	193,502
Apache Corp.	860	88,726
Cameron International Corp. *	10,800	451,440
Canadian Natural Resources, Ltd.	5,900	428,742
Chevron Corp.	14,240	1,096,338
China Oilfield Services, Ltd., Series H	138,000	164,420
Complete Production Services, Inc. *	4,400	57,200
ConocoPhillips Company	13,250	676,677
CONSOL Energy, Inc.	13,100	652,380
Diamond Offshore Drilling, Inc. (a)	2,780	273,608
Dresser-Rand Group, Inc. *	1,400	44,254
EOG Resources, Inc.	5,800	564,340
Exxon Mobil Corp.	19,755	1,347,093
Karoon Gas Australia, Ltd. *	30,620	287,714
Marathon Oil Corp.	11,385	355,440
Massey Energy Company	2,470	103,765
Murphy Oil Corp.	1,640	88,888
Nabors Industries, Ltd. *	12,970	283,913
National Oilwell Varco, Inc.	8,220	362,420
Noble Corp.	3,400	138,380
Noble Energy, Inc.	3,000	213,660
Peabody Energy Corp.	8,190	370,270
Petroleo Brasileiro SA, ADR	15,100	719,968
Schlumberger, Ltd.	11,870	772,618
Southwestern Energy Company *	3,890	187,498
St. Mary Land & Exploration Company	2,600	89,024
Total SA	5,858	375,390
Whiting Petroleum Corp. *	1,160	82,882
XTO Energy, Inc.	4,170	194,030

		10,664,580

Financial - 7.93%
Aetna, Inc.	4,240	$134,408
AFLAC, Inc.	1,700	78,625
Allied World Assurance Holdings, Ltd.	1,700	78,319
Allstate Corp.	6,960	209,078
American Express Company	1,680	68,074
Ameriprise Financial, Inc.	900	34,938
Annaly Capital Management, Inc., REIT	13,210	229,193
Assured Guaranty, Ltd.	3,200	69,632
Bangkok Bank PCL, Foreign Shares	82,500	288,433
Bank of America Corp. (a)	69,234	1,042,664
Bank of China, Ltd.	1,150,000	615,722
Bank of New York Mellon Corp.	12,100	338,437
BlackRock, Inc., Class A	340	78,948
BOK Financial Corp.	1,480	70,330
Capital One Financial Corp.	11,250	431,325
China Merchants Bank Company, Ltd.	212,000	549,970
China Overseas Land & Investment, Ltd.	90,000	188,218
Chubb Corp.	1,530	75,245
CIT Group, Inc. *	1	20
Citigroup, Inc.	14,900	49,319
Comerica, Inc.	1,900	56,183
Credit Saison Company, Ltd.	14,100	157,856
DiamondRock Hospitality Company, REIT	3,800	32,186
Everest Re Group, Ltd.	850	72,828
Fifth Third Bancorp	15,560	151,710
First Horizon National Corp. * (a)	3,709	49,697
Goldman Sachs Group, Inc.	9,700	1,637,748
Hang Lung Properties, Ltd.	152,000	593,858
Hartford Financial Services Group, Inc.	8,300	193,058
Host Hotels & Resorts, Inc., REIT *	27,531	321,287
Hudson City Bancorp, Inc.	26,120	358,628
Huntington Bancshares, Inc.	21,300	77,745
JPMorgan Chase & Company	27,080	1,128,424
Link, REIT	56,188	142,408
Loews Corp.	1,300	47,255
Marsh & McLennan Companies, Inc.	19,900	439,392
MasterCard, Inc., Class A	190	48,636
MetLife, Inc.	3,600	127,260
Mitsubishi UFJ Financial Group, Inc.	55,900	273,697
New York Community Bancorp, Inc.	10,960	159,030
Oversea-Chinese Banking Corp., Ltd.	36,940	237,787
PartnerRe, Ltd.	600	44,796
PNC Financial Services Group, Inc.	1,990	105,052
Popular, Inc.	49,900	112,774
Prudential Financial, Inc.	7,840	390,118
Resolution, Ltd. *	277,344	400,426
Seven Bank, Ltd.	74	146,973
Signature Bank *	1,600	51,040
Singapore Exchange, Ltd.	157,000	925,473
SLM Corp. *	8,000	90,160
State Street Corp.	960	41,798
Stifel Financial Corp. *	1,400	82,936
The Travelers Companies, Inc.	4,790	238,829
Transatlantic Holdings, Inc.	1,600	83,376
UBS AG *	36,400	559,174
Unum Group	8,090	157,917

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Washington Mutual, Inc. *	11,428	$1,435
Wells Fargo & Company	53,840	1,453,142
White Mountains Insurance Group, Ltd.	660	219,556
XL Capital, Ltd., Class A	7,660	140,408

		16,182,954

Industrial - 7.26%
3M Company	7,410	612,585
AAR Corp. *	4,000	91,920
Atlas Copco AB, Series A, ADR	27,413	400,608
BAE Systems PLC	54,223	312,478
BE Aerospace, Inc. *	3,000	70,500
Belden, Inc.	30,700	672,944
Bemis Company, Inc.	5,060	150,029
Brink’s Home Security Holdings, Inc. *	3,100	101,184
C.H. Robinson Worldwide, Inc.	3,860	226,698
Caterpillar, Inc.	4,490	255,885
China Railway Group, Ltd. *	805,000	623,957
Cooper Industries PLC	1,150	49,036
CSX Corp.	1,030	49,945
Deere & Company	13,200	713,988
Doosan Corp.	3,075	250,618
Eagle Materials, Inc.	1,700	44,285
East Japan Railway Company	2,200	138,820
FedEx Corp.	600	50,070
Fluor Corp.	5,660	254,926
Garmin, Ltd. (a)	2,960	90,872
General Dynamics Corp.	6,650	453,330
General Electric Company	30,420	460,255
Hanjin Shipping Company, Ltd. *	10,890	193,583
Hanjin Shipping Holdings Company, Ltd. *	2,099	24,564
Hansen Transmissions International NV *	108,831	191,481
Heidelbergcement AG	3,510	241,438
J.B. Hunt Transport Services, Inc.	3,850	124,239
Jabil Circuit, Inc.	22,320	387,698
Jaiprakash Associates, Ltd.	107,631	337,560
Joy Global, Inc.	12,390	639,200
Kingboard Laminates Holdings, Ltd.	183,500	126,649
Kuehne & Nagel International AG	4,558	440,919
Leggett & Platt, Inc.	13,100	267,240
Lennox International, Inc.	2,000	78,080
LG Electronics, Inc. *	6,046	626,710
Lockheed Martin Corp.	1,550	116,793
Meggitt PLC	38,162	160,087
Mitsui O.S.K. Lines, Ltd.	55,000	288,712
MTR Corp., Ltd.	98,000	336,035
Norfolk Southern Corp.	1,240	65,001
Northrop Grumman Corp.	7,520	419,992
Overseas Shipholding Group, Inc. (a)	2,400	105,480
Plexus Corp. *	3,200	91,200
Raytheon Company	8,740	450,285
Regal-Beloit Corp.	3,300	171,402
Safran SA	13,915	270,709
Sanmina-SCI Corp. *	4,800	52,944
Silgan Holdings, Inc.	1,800	104,184
Singapore Post, Ltd.	157,000	112,611
Terex Corp. *	13,700	271,397
Trex Company, Inc. * (a)	5,330	$104,468
Tyco International, Ltd.	6,950	247,976
Union Pacific Corp.	820	52,398
United Parcel Service, Inc., Class B	12,250	702,783
United Technologies Corp.	7,260	503,917
Vinci SA	3,923	219,727
Viterra, Inc. *	12,161	114,767
W.W. Grainger, Inc.	1,150	111,354

		14,828,516

Technology - 9.11%
Accenture PLC	5,700	236,550
Allscripts-Misys Healthcare Solutions, Inc. *	4,300	86,989
Apple, Inc. *	19,090	4,025,317
Broadcom Corp., Class A *	11,600	364,820
Cavium Networks, Inc. *	1,600	38,128
Changyou.com, Ltd., GDR *	4,200	139,482
Computer Sciences Corp. *	4,980	286,499
Concur Technologies, Inc. *	1,400	59,850
Cypress Semiconductor Corp. *	7,900	83,424
Dell, Inc. *	18,650	267,814
Dun & Bradstreet Corp.	1,000	84,370
Electronic Arts, Inc. *	24,300	431,325
EMC Corp. *	40,300	704,041
Emulex Corp. *	28,500	310,650
Fiserv, Inc. *	1,000	48,480
Hewlett-Packard Company	5,240	269,912
Informatica Corp. *	2,000	51,720
Intel Corp.	27,170	554,268
International Business Machines Corp.	17,360	2,272,424
Intuit, Inc. *	1,200	36,852
L-3 Communications Holdings, Inc.	1,970	171,292
LSI Logic Corp. *	30,020	180,420
Maxim Integrated Products, Inc.	54,000	1,096,200
MEMC Electronic Materials, Inc. *	37,500	510,750
Micron Technology, Inc. *	10,220	107,923
Microsoft Corp.	42,480	1,295,215
Novell, Inc. *	17,700	73,455
NVIDIA Corp. * (a)	43,000	803,240
ON Semiconductor Corp. *	14,900	131,269
Oracle Corp.	5,690	139,633
QLogic Corp. *	5,500	103,785
Red Hat, Inc. *	3,200	98,880
Riverbed Technology, Inc. *	3,500	80,395
Salesforce.com, Inc. *	2,190	161,556
SanDisk Corp. * (a)	1,750	50,733
Seagate Technology	38,020	691,584
Skyworks Solutions, Inc. *	11,000	156,090
SXC Health Solutions Corp. *	3,550	191,523
Sykes Enterprises, Inc. *	5,000	127,350
Teradata Corp. *	3,660	115,034
Teradyne, Inc. * (a)	7,000	75,110
Texas Instruments, Inc.	19,600	510,776
Triquint Semiconductor, Inc. *	18,600	111,600
VMware, Inc., Class A * (a)	7,400	313,612
Western Digital Corp. *	4,960	218,984
Wolfson Microelectronics PLC *	79,210	169,470

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

		Shares or Principal Amount		Value

COMMON STOCKS (continued)

Technology (continued)
Xerox Corp.			2,140	$18,104
Xilinx, Inc.			21,700	543,802

				18,600,700

Utilities - 1.20%
CenterPoint Energy, Inc.			13,710	198,932
Constellation Energy Group, Inc.			8,690	305,627
Energen Corp.			2,640	123,552
Entergy Corp.			5,070	414,929
Integrys Energy Group, Inc.			2,560	107,494
NiSource, Inc.			17,020	261,768
Pepco Holdings, Inc.			4,440	74,814
Pinnacle West Capital Corp.			1,950	71,331
PPL Corp.			12,680	409,691
Public Service Enterprise Group, Inc.			3,390	112,718
Snam Rete Gas SpA			53,945	268,252
Xcel Energy, Inc.			4,260	90,397

				2,439,505

TOTAL COMMON STOCKS (Cost $110,193,892)				$125,911,472

INVESTMENT COMPANIES - 0.05%

Investment Companies - 0.05%
SPDR Trust Series 1			900	100,296

TOTAL INVESTMENT COMPANIES (Cost $95,076)				$100,296

PREFERRED STOCKS - 0.01%

Financial - 0.01%
Capital One Capital V, 10.25% *			20,000	23,250

TOTAL PREFERRED STOCKS (Cost $19,770)				$23,250

WARRANTS - 0.00%

Financial - 0.00%
Washington Mutual, Inc. (Expiration Date 04/14/2013, Strike Price USD 10.06) *			1,429	0

TOTAL WARRANTS (Cost $0)				$0

U.S. TREASURY OBLIGATIONS - 6.27%

U.S. Treasury Bonds - 5.32%
2.625% due 04/30/2016			950,000	920,535
4.25% due 05/15/2039			350,000	328,344
4.375% due 02/15/2038 ***			175,000	168,000
5.25% due 11/15/2028			400,000	433,437
5.50% due 08/15/2028			350,000	390,031
6.25% due 08/15/2023 ***			300,000	358,312
7.25% due 05/15/2016 to 08/15/2022			2,730,000	3,471,567
7.50% due 11/15/2016			725,000	913,670
8.75% due 05/15/2017 to 08/15/2020			2,775,000	3,875,322

				10,859,218

U.S. Treasury Notes - 0.95%
3.125% due 08/31/2013			1,150,000	1,195,012
4.50% due 11/30/2011			$710,000	$755,984

				1,950,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,131,775)		$		12,810,214

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.95%

Federal Home Loan Mortgage Corp. - 1.05%
4.50% due 10/01/2038			181,524	181,297
5.00% due 02/01/2038			800,239	821,651
5.125% due 10/18/2016			400,000	438,059
5.25% due 04/18/2016			300,000	330,011
5.50% due 10/01/2038			354,426	371,870

				2,142,888

Federal National Mortgage
Association - 0.61%
4.50% TBA **			225,000	224,613
4.875% due 12/15/2016			200,000	216,373
5.50% due 02/01/2038			259,299	271,859
6.00% due 05/15/2011			500,000	535,294

				1,248,139

Government National Mortgage
Association - 0.29%
5.00% due 04/15/2036 to 04/15/2038			578,481	596,871

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,937,334)				$3,987,898

FOREIGN GOVERNMENT OBLIGATIONS - 0.33%

Brazil - 0.27%
Federative Republic of Brazil
5.875% due 01/15/2019			200,000	213,000
7.125% due 01/20/2037			30,000	34,425
10.00% due 01/01/2017	BRL		600,000	313,279

				560,704
Qatar - 0.06%
State of Qatar 4.00% due 01/20/2015 (h)			$120,000	120,300

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $584,598)				$681,004

CORPORATE BONDS - 12.06%

Basic Materials - 0.33%
Agrium, Inc. 7.125% due 05/23/2036			30,000	31,793
Arcelormittal 6.125% due 06/01/2018			170,000	175,412
Cytec Industries, Inc. 6.00% due 10/01/2015			50,000	52,711
International Paper Company 7.30% due 11/15/2039			30,000	31,826
Potash Corp. of Saskatchewan, Inc. 4.875% due 03/30/2020			175,000	172,659
Rio Tinto Finance USA, Ltd. 6.50% due 07/15/2018			125,000	137,310

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Weyerhaeuser Company 7.375% due 10/01/2019	$75,000	$78,376

		680,087

Communications - 2.25%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	50,000	53,720
8.75% due 03/01/2031	60,000	77,539
AT&T, Inc.
5.50% due 02/01/2018	150,000	156,512
6.30% due 01/15/2038	300,000	304,720
British Telecommunications PLC
9.125% due 12/15/2010	30,000	32,140
9.625% due 12/15/2030	50,000	63,711
CBS Corp. 8.20% due 05/15/2014	95,000	107,998
Cellco Partnership / Verizon Wireless Capital LLC
5.55% due 02/01/2014	165,000	179,071
8.50% due 11/15/2018	35,000	43,413
Comcast Cable Communications LLC 8.50% due 05/01/2027	50,000	56,738
Comcast Corp. 6.45% due 03/15/2037	300,000	309,321
COX Communications, Inc.
5.45% due 12/15/2014	80,000	85,708
8.375% due 03/01/2039 (h)	80,000	99,614
Deutsche Telekom International Finance BV 8.75 due 06/15/2030	100,000	128,611
DirecTV Holdings LLC 4.75% due 10/01/2014 (h)	25,000	25,483
France Telecom SA 8.50% due 03/01/2031	100,000	133,081
Grupo Televisa SA 6.625% due 01/15/2040 (h)	95,000	93,948
News America Holdings, Inc. 9.25% due 02/01/2013	10,000	11,668
News America, Inc.
6.15% due 03/01/2037	75,000	74,617
7.28% due 06/30/2028	140,000	141,774
Rogers Communications, Inc. 6.80% due 08/15/2018	165,000	184,787
Rogers Wireless, Inc. 7.25% due 12/15/2012	50,000	56,338
Telecom Italia Capital SA
5.25% due 11/15/2013	175,000	184,063
6.00% due 09/30/2034	100,000	94,569
6.20% due 07/18/2011	50,000	52,923
Telefonica Europe BV 7.75% due 09/15/2010	140,000	146,455
Thomson Reuters Corp. 4.70% due 10/15/2019	175,000	172,388
Time Warner Cable, Inc.
5.00% due 02/01/2020	100,000	96,973
5.85% due 05/01/2017	75,000	78,801
6.55% due 05/01/2037	40,000	40,760
6.75% due 07/01/2018	100,000	109,856
8.25% due 02/14/2014	50,000	58,437
Time Warner Companies, Inc. 9.125% due 01/15/2013	50,000	58,017
Time Warner, Inc. 7.625% due 04/15/2031	$150,000	$174,244
Verizon Communications, Inc.
5.55% due 02/15/2016	50,000	53,900
6.40% due 02/15/2038	50,000	52,271
6.90% due 04/15/2038	50,000	55,417
8.75% due 11/01/2018	210,000	262,294
8.95% due 03/01/2039	25,000	33,826
Viacom, Inc.
5.625% due 09/15/2019	180,000	187,939
6.125% due 10/05/2017	30,000	32,357
6.25% due 04/30/2016	75,000	81,741
Vodafone Group PLC 5.45% due 06/10/2019	140,000	144,972

		4,592,715

Consumer, Cyclical - 0.26%
Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	47,481	45,938
CVS Caremark Corp. 6.125% due 08/15/2016	50,000	53,842
DaimlerChrysler NA Holding Corp. 7.30% due 01/15/2012	50,000	54,357
Southwest Airlines Company, Series 07-1 6.15% due 08/01/2022	23,372	23,138
Staples, Inc. 9.75% due 01/15/2014	70,000	85,291
Yum! Brands, Inc. 5.30% due 09/15/2019	260,000	261,145

		523,711

Consumer, Non-cyclical - 1.48%
Altria Group, Inc.
9.70% due 11/10/2018	165,000	203,968
10.20% due 02/06/2039	25,000	33,351
AmerisourceBergen Corp.
4.875% due 11/15/2019	30,000	29,618
5.875% due 09/15/2015	75,000	81,736
Amgen, Inc.
6.40% due 02/01/2039	40,000	43,891
6.90% due 06/01/2038	100,000	116,308
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015 (h)	30,000	30,460
7.75% due 01/15/2019 (h)	175,000	204,889
BAT International Finance PLC 9.50% due 11/15/2018 (h)	15,000	19,048
Boston Scientific Corp. 6.00% due 01/15/2020	30,000	30,653
Bottling Group LLC 5.125% due 01/15/2019	45,000	46,762
Cargill, Inc. 5.60% due 09/15/2012 (h)	150,000	161,350
Coca-Cola Enterprises, Inc. 7.375% due 03/03/2014	145,000	168,142
Companhia de Bebidas das Americas 8.75% due 09/15/2013	60,000	69,600
Dr. Pepper Snapple Group, Inc.
2.35% due 12/21/2012	45,000	45,048
6.82% due 05/01/2018	85,000	95,354

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Express Scripts, Inc. 6.25% due 06/15/2014	$60,000	$65,468
General Mills, Inc.
5.20% due 03/17/2015	5,000	5,336
5.65% due 02/15/2019	25,000	26,514
Kellogg Company 4.45% due 05/30/2016	100,000	102,977
Kraft Foods, Inc.
6.75% due 02/19/2014	40,000	44,233
6.875% due 02/01/2038	70,000	73,457
Kroger Company
6.20% due 06/15/2012	50,000	54,470
6.75% due 04/15/2012	25,000	27,305
McKesson Corp. 7.50% due 02/15/2019	5,000	5,929
Merck & Company, Inc. 4.00% due 06/30/2015	125,000	130,355
Novartis Securities Investment, Ltd. 5.125% due 02/10/2019	45,000	47,274
PepsiCo, Inc. 7.90% due 11/01/2018	65,000	79,772
Pfizer, Inc. 6.20% due 03/15/2019	170,000	188,976
Philip Morris International, Inc. 5.65% due 05/16/2018	195,000	205,058
President and Fellows of Harvard College 5.625% due 10/01/2038	100,000	99,919
Princeton University 5.70% due 03/01/2039	40,000	41,093
Quest Diagnostics, Inc. 6.95% due 07/01/2037	150,000	167,108
Roche Holdings, Inc. 6.00% due 03/01/2019 (h)	150,000	164,828
UnitedHealth Group, Inc. 6.00% due 02/15/2018	75,000	77,471
WellPoint, Inc. 7.00% due 02/15/2019	30,000	33,553

		3,021,274

Energy - 0.62%
Burlington Resources Finance Company 7.40% due 12/01/2031	25,000	29,267
Canadian Natural Resources, Ltd. 4.90% due 12/01/2014	50,000	52,590
CenterPoint Energy Resources Corp. 6.125% due 11/01/2017	20,000	20,665
ConocoPhillips
4.60% due 01/15/2015	85,000	90,269
5.90% due 05/15/2038	70,000	71,752
Enterprise Products Operating LLC 5.25% due 01/31/2020	110,000	108,814
Kinder Morgan Energy Partners LP
5.80% due 03/01/2021	210,000	216,601
6.50% due 02/01/2037	50,000	50,379
6.85% due 02/15/2020	100,000	110,928
Marathon Oil Corp. 6.50% due 02/15/2014	65,000	71,901
NGPL PipeCo LLC 6.514% due 12/15/2012 (h)	140,000	152,164
Petrobras International Finance Company 7.875% due 03/15/2019	$25,000	$28,820
Plains All American Pipeline LP 5.75% due 01/15/2020	25,000	25,019
TransCanada Pipelines, Ltd. 7.625% due 01/15/2039	35,000	43,106
XTO Energy, Inc. 5.50% due 06/15/2018	175,000	186,667

		1,258,942

Financial - 5.19%
ACE Capital Trust II 9.70% due 04/01/2030	75,000	84,226
American Express Centurion Bank, BKNT 6.00% due 09/13/2017	250,000	259,064
AvalonBay Communities, Inc., MTN 6.10% due 03/15/2020	285,000	291,030
Bank of America Corp.
5.65% due 05/01/2018	415,000	421,479
5.75% due 12/01/2017	60,000	61,441
Bank of New York Mellon Corp. 4.30% due 05/15/2014	60,000	63,148
Barclays Bank PLC 6.75% due 05/22/2019	120,000	133,852
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	15,000	15,939
6.40% due 10/02/2017	115,000	125,359
6.95% due 08/10/2012	25,000	27,932
Brandywine Operating Partnership LP 7.50% due 05/15/2015	125,000	127,013
Capital One Financial Corp. 7.375% due 05/23/2014	20,000	22,645
Charles Schwab Corp. 4.95% due 06/01/2014	55,000	58,021
CIT Group, Inc.
7.00% due 05/01/2013	2,889	2,694
7.00% due 05/01/2014	4,334	4,025
7.00% due 05/01/2015	4,334	3,879
7.00% due 05/01/2016	7,223	6,356
7.00% due 05/01/2017	10,113	8,773
Citigroup, Inc.
5.50% due 08/27/2012	100,000	104,527
6.125% due 11/21/2017	75,000	75,598
6.50% due 08/19/2013	245,000	260,972
6.875% due 03/05/2038	150,000	149,703
Countrywide Financial Corp. 4.50% due 06/15/2010	20,000	20,334
Credit Suisse New York 6.00% due 02/15/2018	300,000	313,901
Everest Reinsurance Holdings, Inc. 8.75% due 03/15/2010	50,000	50,611
General Electric Capital Corp.
4.80% due 05/01/2013	225,000	235,186
6.75% due 03/15/2032	90,000	91,761
General Electric Capital Corp., MTN 6.875% due 01/10/2039	15,000	15,490
General Electric Capital Corp., MTN, Series G 2.00% due 09/28/2012	515,000	515,666

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
General Electric Capital Corp., Series A 3.75% due 11/14/2014	$150,000	$149,738
Goldman Sachs Group, Inc.
6.00% due 05/01/2014	90,000	98,439
6.15% due 04/01/2018	295,000	315,797
6.25% due 09/01/2017	85,000	91,155
6.75% due 10/01/2037	180,000	185,020
7.50% due 02/15/2019	110,000	128,238
HCP, Inc. 5.65% due 12/15/2013	130,000	130,226
HSBC Finance Corp. 4.75% due 07/15/2013	50,000	52,062
HSBC Holdings PLC 6.80% due 06/01/2038	300,000	325,581
HSBC Holdings PLC, EMTN 0.4841% due 10/06/2016 (b)	150,000	142,629
Iberdrola Finance Ireland, Ltd. 5.00% due 09/11/2019 (h)	115,000	114,443
International Lease Finance Corp. 5.625% due 09/15/2010	50,000	49,459
John Deere Capital Corp. 5.10% due 01/15/2013	70,000	74,410
JPMorgan Chase & Company
3.70% due 01/20/2015	175,000	175,518
5.375% due 10/01/2012	50,000	54,106
6.00% due 01/15/2018	345,000	370,873
6.125% due 06/27/2017	100,000	105,697
6.40% due 05/15/2038	250,000	275,194
Kimco Realty Corp.
6.875% due 10/01/2019	120,000	122,023
Lazard Group LLC 6.85% due 06/15/2017	135,000	135,862
Liberty Property LP 7.25% due 03/15/2011	30,000	30,894
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	110,000	114,952
5.45% due 02/05/2013	100,000	105,227
6.40% due 08/28/2017	55,000	57,881
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	165,000	177,777
MetLife, Inc. 5.00% due 06/15/2015	150,000	157,767
Metropolitan Life Global Funding I 5.125% due 04/10/2013 (h)	25,000	26,485
Morgan Stanley
4.20% due 11/20/2014	100,000	100,070
5.30% due 03/01/2013	300,000	316,198
Morgan Stanley Dean Witter 6.60% due 04/01/2012	75,000	81,600
Morgan Stanley, MTN
6.00% due 04/28/2015	100,000	106,522
6.625% due 04/01/2018	100,000	108,117
Principal Financial Group, Inc. 6.05% due 10/15/2036	175,000	158,104
Prudential Financial, Inc., MTN
4.75% due 09/17/2015	120,000	121,682
5.15% due 01/15/2013	115,000	120,978
Realty Income Corp. 6.75% due 08/15/2019	210,000	205,635
Royal Bank of Scotland Group PLC
4.875% due 08/25/2014 (h)	$160,000	$162,190
6.375% due 02/01/2011	125,000	125,347
Simon Property Group LP, REIT
5.30% due 05/30/2013	45,000	46,431
5.60% due 09/01/2011	110,000	114,802
6.75% due 05/15/2014	120,000	127,882
UFJ Finance Aruba AEC 6.75% due 07/15/2013	100,000	111,336
United Dominion Realty Trust, Inc. 6.05% due 06/01/2013	30,000	30,456
Unitrin, Inc. 6.00% due 05/15/2017	25,000	22,151
Unum Group 7.125% due 09/30/2016	10,000	10,361
Wachovia Corp. 5.75% due 06/15/2017	180,000	187,192
Wachovia Corp., MTN 5.50% due 05/01/2013	195,000	207,155
WEA Finance LLC
7.125% due 04/15/2018 (h)	135,000	147,601
7.50% due 06/02/2014 (h)	100,000	112,529
Wells Fargo & Company 4.95% due 10/16/2013	240,000	251,196
Wells Fargo & Company, Series I 3.75% due 10/01/2014	150,000	149,558
Westpac Banking Corp. 4.20% due 02/27/2015	150,000	152,471

		10,595,642

Industrial - 0.26%
General Electric Company 5.25% due 12/06/2017	280,000	286,122
Holcim US Finance Sarl & Cie SCS 6.00% due 12/30/2019 (h)	70,000	72,862
Republic Services, Inc. 5.25% due 11/15/2021 (h)	180,000	176,981

		535,965

Technology - 0.23%
International Business Machines Corp. 5.70% due 09/14/2017	100,000	109,331
L-3 Communications Corp. 5.20% due 10/15/2019 (h)	120,000	118,696
Oracle Corp. 6.125% due 07/08/2039	125,000	131,254
Xerox Corp.
4.25% due 02/15/2015	60,000	59,582
6.35% due 05/15/2018	50,000	52,157

		471,020

Utilities - 1.44%
Carolina Power & Light Company
5.30% due 01/15/2019	55,000	57,433
6.50% due 07/15/2012	40,000	43,855
CenterPoint Energy Houston Electric LLC, Series U 7.00% due 03/01/2014	45,000	51,235
CenterPoint Energy, Inc. 6.50% due 05/01/2018	70,000	72,060

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Commonwealth Edison Company 5.95% due 08/15/2016	$150,000	$160,599
Dominion Resources, Inc. 6.40% due 06/15/2018	70,000	76,462
Duke Energy Corp. 5.65% due 06/15/2013	160,000	171,634
EDP Finance BV 4.90% due 10/01/2019 (h)	115,000	114,000
Electricite de France SA 6.95% due 01/26/2039 (h)	75,000	88,701
Enel Finance International SA 6.80% due 09/15/2037 (h)	175,000	193,494
Georgia Power Company 5.25% due 12/15/2015	165,000	178,590
Midamerican Energy Holdings Company 6.125% due 04/01/2036	75,000	76,814
Midamerican Energy Holdings Company, MTN 5.125% due 01/15/2013	100,000	106,420
NiSource Finance Corp. 6.40% due 03/15/2018	75,000	77,952
Northern States Power Company 6.25% due 06/01/2036	35,000	38,161
NSTAR 4.50% due 11/15/2019	20,000	19,558
Ohio Edison Company 6.875% due 07/15/2036	60,000	64,087
Oncor Electric Delivery Company 7.50% due 09/01/2038	45,000	53,193
Potomac Electric Power Company 6.50% due 11/15/2037	125,000	137,172
PPL Electric Utilities Corp. 6.25% due 05/15/2039	20,000	21,435
Public Service Company of Colorado 5.125% due 06/01/2019	165,000	171,634
Puget Sound Energy, Inc. 5.757% due 10/01/2039	70,000	67,731
San Diego Gas & Electric Company 6.00% due 06/01/2039	35,000	37,582
Sempra Energy 6.50% due 06/01/2016	115,000	124,719
Southern California Edison Company 6.00% due 01/15/2034	150,000	158,053
Taqa Abu Dhabi National Energy Company 6.50% due 10/27/2036 (h)	150,000	136,255
Union Electric Company
6.40% due 06/15/2017	75,000	80,765
6.70% due 02/01/2019	75,000	82,804
Virginia Electric and Power Company 8.875% due 11/15/2038	100,000	141,157
Wisconsin Energy Corp. 6.20% due 04/01/2033	15,000	15,484
Wisconsin Power and Light Company 5.00% due 07/15/2019	125,000	126,007

		2,945,046

TOTAL CORPORATE BONDS (Cost $22,755,318)		$24,624,402

MUNICIPAL BONDS - 0.51%

California - 0.17%
Bay Area Toll Authority. 6.263% due 04/01/2049	$150,000	$143,852
State of California 6.20% due 10/01/2019	130,000	126,560
University of California 5.77% due 05/15/2043	85,000	83,026

		353,438

Illinois - 0.05%
Illinois State Toll Highway Authority 6.184% due 01/01/2034	95,000	96,359

Maryland - 0.02%
Maryland State Transportation Authority 5.888% due 07/01/2043	40,000	40,222

Massachusetts - 0.06%
Massachusetts School Building Authority. 5.715% due 08/15/2039	120,000	118,723

Missouri - 0.05%
Curators University Missouri System Facilities Revenue 5.96% due 11/01/2039	110,000	112,631

New Jersey - 0.06%
New Jersey State Turnpike Authority 7.414% due 01/01/2040	100,000	112,720

New York - 0.02%
Port Authority of New York & New Jersey 6.04% due 12/01/2029	45,000	44,740

Texas - 0.08%
North Texas Tollway Authority 6.718% due 01/01/2049	155,000	163,012

TOTAL MUNICIPAL BONDS (Cost $1,034,955)		$1,041,845

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.23%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5 4.857% due 07/10/2043 (b)	260,000	251,262
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.1786% due 09/10/2047 (b)	185,000	181,685
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26, Class A4 5.471% due 01/12/2045 (b)	300,000	283,926
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW11, Class A4 5.4555% due 03/11/2039 (b)	225,000	219,922
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW12, Class A4 5.7189% due 09/11/2038 (b)	255,000	258,936
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW13, Class A4 5.54% due 09/11/2041	245,000	238,615
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4 5.537% due 10/12/2041	300,000	298,297

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities Inc., Series 2007-T28, Class A45.742% due 09/11/2042 (b)	$195,000	$187,804
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 5.5483% due 02/15/2039 (b)	300,000	295,513
Crown Castle Towers LLC, Series 2005-1A, Class B 4.878% due 06/15/2035 (h)	25,000	25,250
Greenwich Capital Commercial Funding Corp, Series 2004-GG1, Class A7 5.317% due 06/10/2036 (b)	70,000	71,050
Greenwich Capital Commercial Funding Corp, Series 2005-GG3, Class A4 4.799% due 08/10/2042 (b)	300,000	289,605
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751% due 07/10/2039	300,000	290,450
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4 4.918% due 10/15/2042 (b)	175,000	168,251
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6558% due 05/12/2039 (b)	100,000	97,729
Morgan Stanley Capital I, Series 2005-T17, Class A5 4.78% due 12/13/2041	300,000	294,537
Morgan Stanley Capital I, Series 2005-T19, Class A4A 4.89% due 06/12/2047	250,000	243,866
Morgan Stanley Capital I, Series 2006-IQ11, Class A4 5.7698% due 10/15/2042 (b)	185,000	183,016
Morgan Stanley Capital I, Series 2006-T21, Class A4 5.162% due 10/12/2052 (b)	100,000	97,971
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4 6.66% due 02/15/2033	60,943	62,741
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4 6.39% due 06/15/2011	78,238	81,544
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.98% due 01/15/2039	180,000	188,497
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class A2 4.493% due 02/11/2036	70,000	70,601
Wachovia Bank Commercial Mortgage Trust Series 2005-C18, Class A4 4.935% due 04/15/2042	100,000	97,217
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class A7 5.118% due 07/15/2042 (b)	85,000	82,118

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,249,622)		$4,560,403

ASSET BACKED SECURITIES - 0.23%
Aesop Funding II LLC 5.68% due 02/20/2013 (h)	235,000	242,655
Capital Auto Receivables Asset Trust Series 2006-2, Class A3A 4.98% due 05/15/2011	3,540	3,579
CenterPoint Energy Transition Bond Company LLC, Series A-2 4.97% due 08/01/2014	$43,087	$44,901
CenterPoint Energy Transition Bond Company LLC, Series A-4 5.17% due 08/01/2019	28,000	30,393
Chase Issuance Trust, Series 2005-A4, Class A4 4.23% due 01/15/2013	64,000	64,892
USAA Auto Owner Trust, Series 2006-4, Class A4 4.98% due 10/15/2012	69,000	70,727

TOTAL ASSET BACKED SECURITIES (Cost $441,802)		$457,147

SECURITIES LENDING COLLATERAL - 4.44%

Securities Lending Collateral - 4.44%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	905,063	9,059,225

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,059,626)		$9,059,225

REPURCHASE AGREEMENTS - 12.02%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $24,550,000 on 01/04/2010, collateralized by $25,045,000 Federal Home Loan Mortgage Corp., 1.50% due 03/30/2012 (valued at $25,045,000, including interest)	$24,550,000	$24,550,000

TOTAL REPURCHASE AGREEMENTS (Cost $24,550,000)		$24,550,000

Total Investments (Core Allocation Plus Trust) (Cost $190,053,768) - 101.76%		$207,807,156
Other assets and liabilities, net - (1.76)%		(3,600,059)

TOTAL NET ASSETS - 100.00%		$204,207,097

Core Disciplined Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.04%
JOHN HANCOCK TRUST (j)
500 Index (MFC Global U.S.A.) - Class NAV (i)	819,181	$7,864,137
Disciplined Diversification (DFA) - Class NAV	3,368,396	37,153,403
International Index (MFC Global U.S.A.) - Class NAV (i)	444,419	7,430,682
Mid Cap Index (MFC Global U.S.A.) - Class NAV (i)	69,723	990,757
Small Cap Index (MFC Global U.S.A.) - Class NAV (i)	94,495	1,052,680

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST (g) PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (j)
Total Bond Market A Index (Declaration) - Class NAV (i)	553,363	$7,448,259

TOTAL INVESTMENT COMPANIES (Cost $58,839,073)		$61,939,918

Total Investments (Core Disciplined Diversification Trust) (Cost $58,839,073) - 100.04%		$61,939,918
Other assets and liabilities, net - (0.04)%		(25,464)

TOTAL NET ASSETS - 100.00%		$61,914,454

Core Diversified Growth & Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.75%

American Funds Insurance Series - 60.46%
American Blue Chip Income & Growth Fund - Class 1	19,502	$163,231
American Global Growth Fund - Class 1	6,157	120,741
American Growth Fund - Class 1	3,522	163,579
American Growth-Income Fund - Class 1	10,425	327,038
American International Fund - Class 1	4,195	72,034
American U.S. Government Fund - Class 1	29,320	357,122

		1,203,745

JOHN HANCOCK TRUST (i) (j) - 40.29%
500 Index (MFC Global U.S.A.) - Class NAV	49,560	475,779
International Index (MFC Global U.S.A.) -Class NAV	5,246	87,707
Total Bond Market A Index (Declaration) -Class NAV	17,723	238,556

		802,042

TOTAL INVESTMENT COMPANIES (Cost $2,015,556)		$2,005,787

Total Investments (Core Diversified Growth & Income Trust) (Cost $2,015,556) - 100.75%		$2,005,787
Other assets and liabilities, net - (0.75)%		(14,904)

TOTAL NET ASSETS - 100.00%		$1,990,883

Core Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%

American Funds Insurance Series - 60.01%
American Blue Chip Income & Growth Fund -Class 1	962,756	$8,058,265
American Growth Fund - Class 1	173,483	8,058,265
American Growth-Income Fund - Class 1	513,756	16,116,530
American International Fund - Class 1	519,634	8,922,121
American U.S. Government Fund - Class 1	2,252,249	27,432,391

		68,587,572
JOHN HANCOCK TRUST (i) (j) - 40.01%
500 Index (MFC Global U.S.A.) - Class NAV	2,238,407	21,488,706
International Index (MFC Global U.S.A.) -Class NAV	355,484	$5,943,685
Total Bond Market A Index (Declaration) -Class NAV	1,358,712	18,288,261

		45,720,652

TOTAL INVESTMENT COMPANIES (Cost $109,599,643)		$114,308,224

Total Investments (Core Fundamental Holdings Trust) (Cost $109,599,643) - 100.02%		$114,308,224
Other assets and liabilities, net - (0.02)%		(23,038)

TOTAL NET ASSETS - 100.00%		$114,285,186

Core Global Diversification Trust

	Shares or Principal Amount	Value
INVESTMENT COMPANIES - 100.02%

American Funds Insurance Series - 60.06%
American Global Growth Fund - Class 1	950,027	$18,630,025
American Growth-Income Fund - Class 1	283,110	8,881,146
American International Fund - Class 1	1,467,439	25,195,928
American U.S. Government Fund - Class 1	2,339,134	28,490,656

		81,197,755

JOHN HANCOCK TRUST (i) (j) - 39.96%
500 Index (MFC Global U.S.A.) - Class NAV	1,260,859	12,104,245
International Index (MFC Global U.S.A.) -Class NAV	1,371,526	22,931,923
Total Bond Market A Index (Declaration) -Class NAV	1,411,302	18,996,130

		54,032,298

TOTAL INVESTMENT COMPANIES (Cost $132,223,716)		$135,230,053

Total Investments (Core Global Diversification Trust) (Cost $132,223,716) - 100.02%		$135,230,053
Other assets and liabilities, net - (0.02)%		(21,761)

TOTAL NET ASSETS - 100.00%		$135,208,292

Disciplined Diversification Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 69.82%

Basic Materials - 5.01%
A. Schulman, Inc.	500	$10,090
Acerinox SA	1,123	23,230
Acos Villares SA	21,000	7,800
Adeka Corp.	1,400	12,299
African Rainbow Minerals, Ltd.	987	23,020
Agnico-Eagle Mines, Ltd.	700	38,097
Agrium, Inc.	1,000	62,552
Aica Kogyo Company, Ltd.	1,100	11,119
Air Liquide SA	1,026	121,113

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Air Products & Chemicals, Inc.	1,500	$121,590
Air Water, Inc.	1,000	11,774
Airgas, Inc.	1,200	57,120
AK Steel Holding Corp.	1,500	32,025
Akzo Nobel NV	1,110	73,163
Alamos Gold, Inc. *	1,600	19,215
Albemarle Corp.	1,000	36,370
Alcoa, Inc.	13,400	216,008
Allegheny Technologies, Inc.	1,700	76,109
Alumina, Ltd. *	18,167	29,832
Aluminum Corp. China, Ltd., ADR *	1,300	35,425
AMCOL International Corp.	500	14,210
American Vanguard Corp.	200	1,660
Andean Resources, Ltd. *	3,263	7,539
Aneka Tambang Tbk PT	15,000	3,520
Angang New Steel Company, Ltd., Class H	10,000	21,813
Anglo American PLC *	6,835	295,811
Anglo Platinum, Ltd. *	276	29,413
AngloGold Ashanti, Ltd., SADR (a)	1,100	44,198
Antofagasta PLC	2,944	46,680
Aquila Resources, Ltd. *	720	7,108
Arakawa Chemical Industries, Ltd.	600	6,981
ArcelorMittal	4,165	188,903
Arch Chemicals, Inc.	200	6,176
Arkema SA	378	13,889
Asahi Kasei Corp.	10,000	49,970
Ashland, Inc.	1,300	51,506
Atlas Iron, Ltd. *	4,137	6,924
Balchem Corp.	100	3,351
Barrick Gold Corp.	3,200	126,856
BASF SE	2,843	176,341
Bayer AG	2,527	201,971
BHP Billiton PLC	3,500	223,475
BHP Billiton, Ltd., SADR (a)	5,700	436,506
BHP Billiton, Ltd.	1,012	38,753
Billerud Aktibolag AB *	600	4,443
Bluescope Steel, Ltd.	14,114	38,946
Boliden AB	2,677	34,208
Braskem SA, SADR * (a)	800	13,128
Brush Engineered Materials, Inc. *	300	5,562
Buckeye Technologies, Inc. *	300	2,928
Cabot Corp.	900	23,607
Cameco Corp.	1,800	58,397
Canfor Corp. *	2,100	16,325
CAP SA	353	10,363
Capstone Mining Corp. *	4,700	12,628
Carpenter Technology Corp.	800	21,560
Cascades, Inc.	500	4,274
Celanese Corp., Series A	1,300	41,730
Century Aluminum Company *	700	11,333
CF Industries Holdings, Inc.	100	9,078
China BlueChemical, Ltd.	18,000	10,984
China Molybdenum Company, Ltd., Class H	18,000	14,325
China Petrochemical Development Corp. *	10,600	4,080
China Steel Chemical Corp.	3,000	8,120
China Steel Corp.	33,685	34,612
Chung Hung Steel Corp. *	8,744	4,603
Cia Minera Autlan SAB de CV	400	929
Ciech SA *	414	5,370
Citadel Resource Group, Ltd. *	17,012	5,695
Clariant AG *	3,320	38,994
Cliffs Natural Resources, Inc.	1,900	87,571
Coeur d’Alene Mines Corp. *	700	12,642
Companhia Siderurgica Nacional SA, SADR (a)	800	25,544
Compass Minerals International, Inc.	400	26,876
Croda International PLC	768	9,868
Crystallex International Corp. *	1,900	718
Cytec Industries, Inc.	800	29,136
D.S. Smith PLC	3,814	7,673
Daicel Chemical Industries, Ltd.	2,000	11,678
Daido Steel Company, Ltd.	4,000	14,769
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	1,000	3,822
Daio Paper Corp.	1,000	8,081
DC Chemical Company, Ltd. *	89	16,735
Deltic Timber Corp.	100	4,618
Denison Mines Corp. *	7,400	9,340
Denki Kagaku Kogyo Kabushiki Kaisha	5,000	22,360
Dominion Mining, Ltd.	2,200	7,008
Domtar Corp. *	400	22,164
Dongkuk Steel Mill Company, Ltd. *	690	15,924
Dow Chemical Company	9,876	272,874
Dowa Mining Company, Ltd.	2,000	11,100
DRDGOLD, Ltd.	8,960	6,104
Dundee Precious Metals, Inc. *	400	1,373
E.I. Du Pont de Nemours & Company	6,100	205,387
Eastman Chemical Company	900	54,216
Ecolab, Inc.	1,644	73,290
EID Parry India, Ltd.	1,000	7,909
Eldorado Gold Corp. *	2,700	38,518
Elementis PLC	3,596	3,078
EMS-Chemie Holding AG	77	9,210
Equinox Minerals, Ltd. *	2,200	8,604
Eurasian Natural Resources Corp.	1,380	20,354
European Goldfields, Ltd. *	900	5,232
Extract Resources, Ltd. *	987	7,324
Ferro Corp.	100	824
Fertilizantes Heringer SA *	1,600	9,715
Fibria Celulose SA *	404	9,227
Filtrona PLC	4,504	13,630
First Quantum Minerals, Ltd.	1,000	76,741
FMC Corp.	800	44,608
FNX Mining Company, Inc. *	400	4,421
Formosa Chemicals & Fibre Corp.	13,390	28,888
Formosa Plastic Corp.	12,470	26,128
Fortescue Metals Group, Ltd. *	6,361	25,051
Franco-Nevada Corp.	800	21,494
Freeport-McMoRan Copper & Gold, Inc., Class B *	3,500	281,015
Fresnillo PLC	1,144	14,422
Gammon Gold, Inc. *	1,200	13,321
Gem Diamonds, Ltd. *	3,004	10,911
General Moly, Inc. *	1,500	3,120

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Gerdau Ameristeel Corp.	1,300	$10,827
Gerdau SA, SADR	2,800	47,684
Gibraltar Industries, Inc. *	200	3,146
Givaudan AG	41	32,630
Godo Steel, Ltd.	3,000	6,462
Gold Fields, Ltd., SADR	3,800	49,818
Goldcorp, Inc.	2,469	97,617
Golden Star Resources, Ltd. *	1,500	4,676
Great Basin Gold, Ltd. *	5,000	8,653
Grupo Empresarial Ence SA *	533	2,058
Grupo Mexico SAB de CV, Series B	28,049	64,023
Gunns, Ltd.	11,709	9,770
Gurit Heberlein AG	16	8,965
H.B. Fuller Company	600	13,650
Hanwha Chemical Corp. *	1,330	15,326
Harmony Gold Mining Company, Ltd., SADR	1,600	16,272
Harry Winston Diamond Corp.	200	1,922
Hecla Mining Company * (a)	3,200	19,776
Hindalco Industries, Ltd.	6,590	22,527
Hitachi Metals, Ltd.	1,000	9,522
Hochschild Mining PLC	2,602	14,174
Holmen AB, Series B	626	15,967
Honam Petrochemical Corp. *	201	17,608
Horsehead Holding Corp. *	700	8,925
Huchems Fine Chemical Corp.	130	3,384
HudBay Minerals, Inc. *	800	10,380
Hunan Non Ferrous Metal Corp., Ltd. *	12,000	5,572
Huntsman Corp.	500	5,645
Hyundai Steel Company *	238	17,555
IAMGOLD Corp.	2,200	34,730
ICL Israel Chemicals, Ltd.	1,847	24,115
Iluka Resources, Ltd. *	6,108	19,438
Impala Platinum Holdings, Ltd.	2,110	57,361
Incitec Pivot, Ltd.	4,399	13,941
Indah Kiat Pulp and Paper Corp Tbk PT *	38,500	7,100
Innophos Holdings, Inc.	100	2,299
Innospec, Inc.	500	5,045
International Flavors & Fragrances, Inc.	700	28,798
International Nickel Indonesia Tbk PT *	24,000	9,341
International Paper Company	7,500	200,850
Intrepid Potash, Inc. * (a)	300	8,751
IRPC PCL	74,400	9,774
Ivanhoe Australia, Ltd. *	2,023	6,574
Ivanhoe Mines, Ltd. *	2,800	41,524
JFE Holdings, Inc.	1,600	63,008
Jindal Steel & Power, Ltd.	2,802	42,338
Johnson Matthey PLC	1,725	42,607
JSR Corp.	1,300	26,352
K&S AG	906	52,080
Kagara Zinc, Ltd. *	15,000	13,938
Kaiser Aluminum Corp.	400	16,648
Kaneka Corp.	3,000	19,032
Kansai Paint Company, Ltd.	2,000	16,607
Kanto Denka Kogyo Company, Ltd.	1,000	7,484
KapStone Paper and Packaging Corp. *	600	5,910
Kazakhmys PLC *	2,396	50,132
Kemira Oyj (a)	1,294	19,202
KGHM Polska Miedz SA	956	35,322
Kingboard Chemical Holdings, Ltd.	4,500	17,846
Kinross Gold Corp.	3,800	70,379
Kirkland Lake Gold, Inc. *	1,000	8,567
KISCO Corp. *	35	1,328
Kloeckner & Company SE *	166	4,248
Kobe Steel Company, Ltd. *	24,000	43,469
Kolon Industries, Inc. *	230	8,419
Koninklijke DSM NV	1,042	51,091
Korea Iron & Steel Company, Ltd. *	10	671
Korea Zinc Company, Ltd. *	68	11,849
Kronos Worldwide, Inc. *	1,600	26,000
Kuala Lumpur Kepong BHD	2,600	12,523
Kumba Iron Ore, Ltd.	515	21,097
Kumba Resources, Ltd.	1,225	17,222
La Seda de Barcelona SA *	1,841	897
Landec Corp. *	300	1,872
Lanxess AG	182	6,851
Lee & Man Paper Manufacturing, Ltd. *	33,600	22,946
LG Chem, Ltd. *	208	40,579
LG Hausys, Ltd. *	28	2,871
Lihir Gold, Ltd.	12,448	36,309
Lintec Corp.	200	3,993
Lonmin PLC, ADR *	1,319	40,950
Lonza Group AG	368	25,808
Louisiana-Pacific Corp. *	1,100	7,678
Lubrizol Corp.	600	43,770
Lundin Mining Corp. *	1,400	5,756
Maanshan Iron & Steel Company, Ltd. *	22,000	15,865
Major Drilling Group International	100	2,751
Makhteshim-Agam Industries, Ltd.	1,399	6,629
Mayr-Melnhof Karton AG	150	15,431
MeadWestvaco Corp.	2,915	83,456
Metabolix, Inc. *	400	4,428
Methanex Corp.	800	15,704
Metorex, Ltd. *	1,710	1,109
Mexichem SAB de CV	3,700	7,074
Midas Holdings, Ltd.	12,000	7,792
Migao Corp. *	1,300	8,664
Minerals Technologies, Inc.	400	21,788
Mitsubishi Chemical Holdings Corp., ADR	6,000	25,284
Mitsubishi Gas & Chemicals Company, Inc.	3,000	15,067
Mitsubishi Materials Corp. *	9,000	22,038
Mitsubishi Paper Mills, Ltd.	2,000	2,344
Mitsui Chemicals, Inc.	6,000	15,429
Mitsui Mining & Smelting Company, Ltd. *	7,000	18,116
Mittal Steel South Africa, Ltd.	944	13,105
MMX Mineracao e Metalicos SA *	300	2,098
Mondi PLC	3,915	21,154
Mondi, Ltd.	1,967	11,106
Mongolia Energy Company, Ltd. *	21,000	10,658
Monsanto Company	4,600	376,050
Mount Gibson Iron, Ltd. *	1,612	2,349
M-real Oyj, Series B *	5,400	11,858
Murchison Metals, Ltd. *	11,474	25,407

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Mytilineos Holdings SA	1,928	$13,809
Nan Ya Plastics Corp.	17,870	32,354
National Aluminium Company, Ltd.	1,121	10,047
Neenah Paper, Inc.	500	6,975
Newcrest Mining, Ltd.	1,412	44,253
Newmarket Corp.	300	34,431
Newmont Mining Corp.	2,100	99,351
Nihon Parkerizing Company, Ltd.	1,000	11,847
Nine Dragons Paper Holdings, Ltd.	16,000	25,517
Nippon Light Metal Company, Ltd. *	3,000	2,560
Nippon Paint Company, Ltd.	2,000	12,036
Nippon Paper Group, Inc.	800	20,416
Nippon Steel Corp.	17,000	68,730
Nippon Yakin Kogyo Company, Ltd.	500	1,922
Nissan Chemical Industries, Ltd.	1,000	14,240
Nisshin Steel Company	7,000	12,378
Nitto Denko Corp.	1,200	42,763
Nl Industries, Inc.	400	2,776
NOF Corp.	1,000	4,188
Norske Skogindustrier ASA *	3,500	5,751
North American Palladium, Ltd. *	200	702
Northam Platinum, Ltd.	2,901	18,752
Northgate Minerals Corp. *	1,600	4,957
Nucor Corp.	2,700	125,955
Nufarm, Ltd.	1,661	16,228
Oji Paper Company, Ltd.	6,000	24,992
Olin Corp. (a)	1,500	26,280
Olympic Steel, Inc.	100	3,258
OM Group, Inc. *	600	18,834
Omnova Solutions, Inc. *	1,200	7,356
OneSteel, Ltd.	9,891	29,425
Osisko Mining Corp. *	2,300	18,605
Outokumpu Oyj	1,422	26,738
Oxiana, Ltd. *	17,837	18,651
P.H. Glatfelter Company	800	9,720
Palabora Mining Company, Ltd.	99	1,419
Paladin Resources, Ltd. *	5,205	19,317
Pan American Silver Corp. *	600	14,377
Pan Australian Resources, Ltd. *	5,474	2,732
Papeles y Cartones de Europa SA	2,023	10,613
PaperlinX, Ltd. *	2,943	1,674
Parkson Holdings BHD	5,656	8,767
Penford Corp.	100	869
Peter Hambro Mining PLC *	879	14,396
Pidilite Industries, Ltd.	1,863	7,807
PolyOne Corp. *	600	4,482
Portucel - Empresa Produtora de Pasta e Papel SA	3,115	8,796
POSCO, SADR	1,100	144,210
Potash Corp. of Saskatchewan, Inc.	900	98,438
PPG Industries, Inc.	1,100	64,394
Praxair, Inc.	2,000	160,620
Precious Woods Holding AG *	138	5,074
PTT Chemical PCL	7,500	16,647
Quadra Mining, Ltd. *	300	4,162
Quaker Chemical Corp.	100	2,064
Rautaruukki Oyj	824	18,919
Red Back Mining, Inc. *	1,900	27,251
Reliance Steel & Aluminum Company	1,300	56,186
Rengo Company, Ltd.	2,000	11,868
Rhodia SA *	508	8,935
Rio Tinto PLC, SADR	1,700	366,163
Rio Tinto, Ltd.	2,428	160,650
Rockwood Holdings, Inc. *	900	21,204
Royal Gold, Inc.	300	14,130
RPM International, Inc. (a)	1,700	34,561
RTI International Metals, Inc. *	400	10,068
Russel Metals, Inc.	1,100	18,648
Sakai Chemical Industry Company, Ltd.	1,000	4,540
Sally Malay Mining, Ltd.	4,562	9,432
Salzgitter AG	344	33,626
Samsung Fine Chemicals Company, Ltd. *	232	9,341
Samuel Manu-Tech, Inc.	100	431
Sanyo Chemical Industries, Ltd.	1,000	5,218
Sanyo Special Steel Company, Ltd.	1,000	4,319
Sappi, Ltd., SADR *	3,600	17,136
Schnitzer Steel Industries, Inc.	400	19,080
Schweitzer Mauduit International, Inc.	300	21,105
Seah Besteel Corp. *	440	6,221
SEMAFO, Inc. *	1,800	7,624
Sensient Technologies Corp.	900	23,670
SGL Carbon AG *	224	6,667
Sherritt International Corp.	3,300	20,731
Shin-Etsu Chemical Company, Ltd.	1,400	78,912
Shore Gold, Inc. *	1,200	1,090
Shougang Concord International Enterprises Company, Ltd.	12,000	2,976
Showa Denko K.K.	13,000	25,926
Sigma-Aldrich Corp.	1,100	55,583
Silver Standard Resources, Inc. *	600	13,195
Silver Wheaton Corp. *	2,100	31,886
Silvercorp Metals, Inc.	500	3,332
Sinofert Holdings, Ltd.	34,000	18,806
Sino-Forest Corp. *	1,200	22,236
Sinopec Shanghai Petrochemical Company,Ltd., SADR *	300	11,730
Sociedad Quimica y Minera de Chile SA, ADR, B Shares	600	22,542
Solvay SA	230	24,796
Southern Copper Corp. (a)	5,600	184,296
Spartech Corp.	400	4,104
SSAB Svenskt Stal AB, Series A	361	6,103
SSAB Svenskt Stal AB, Series B	470	7,265
St. Barbara, Ltd. *	37,766	9,807
Steel Dynamics, Inc.	3,000	53,160
Stepan Company	100	6,481
Stillwater Mining Company *	1,800	17,064
Stora Enso Oyj, Series R *	4,914	34,444
Straits Resources, Ltd.	839	1,287
Sumitomo Bakelite Company, Ltd.	3,000	14,697
Sumitomo Chemical Company, Ltd.	7,645	33,368
Sumitomo Metal Industries, Ltd.	14,000	37,325
Sumitomo Metal Mining Company, Ltd.	3,000	44,224

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Superb Summit International Timber Company, Ltd. *	89,000	$4,285
Svenska Cellulosa AB, B Shares	4,426	59,122
Symrise AG	1,131	24,267
Symyx Technologies, Inc. *	400	2,200
Syngenta AG, ADR	2,500	140,675
Taekwang Industrial Company, Ltd. *	5	3,132
Taiwan Fertilizer Company, Ltd.	7,000	24,760
Taiyo Nippon Sanso Corp.	1,000	10,606
Takasago International Corp.	1,000	4,792
Tanzanian Royalty Exploration Corp. * (a)	1,900	6,667
Taseko Mines, Ltd. *	900	3,829
Tata Steel, Ltd.	654	8,589
Teck Cominco, Ltd. *	2,700	95,056
Temple-Inland, Inc. (a)	2,100	44,331
Tenaris SA, ADR (a)	1,200	51,180
Terra Industries, Inc.	400	12,876
Tessenderlo Chemie NV	203	6,674
The Mosaic Company	3,500	209,055
The Sherwin-Williams Company	800	49,320
Thompson Creek Metals Company, Inc. *	400	4,716
Thyssen Krupp AG	1,790	67,415
Timminco, Ltd. *	300	373
Titanium Metals Corp. *	2,800	35,056
Toda Kogyo Corp.	1,000	8,096
Tokai Carbon Company, Ltd.	2,000	9,922
Tokushu Tokai Holdings Company, Ltd.	3,000	7,345
Tokuyama Corp.	2,000	11,145
Tokyo Steel Manufacturing Company, Ltd.	900	10,125
Ton Yi Industrial Corp.	10,000	3,814
Tosoh Corp.	5,000	13,761
Tubos Reunidos SA	599	1,828
Tung Ho Steel Enterprise Corp.	3,212	3,461
U.S. Gold Corp. *	1,400	3,472
Ube Industries, Ltd.	9,000	24,643
Uex Corp. *	800	841
Ultrapar Participacoes SA, ADR	300	14,070
Ultrapar Participacoes SA	200	9,316
Umicore	211	7,026
Union Tool Company, Ltd.	100	2,617
United Phosphorus, Ltd.	3,143	11,787
United States Lime & Minerals, Inc. *	100	3,453
United States Steel Corp. (a)	1,800	99,216
Universal Stainless & Alloy Products, Inc. *	100	1,886
UPC Technology Corp.	17,000	9,214
UPM-Kymmene Oyj	3,521	41,875
Uranium Energy Corp. * (a)	1,600	6,048
Uranium One, Inc. *	7,500	21,657
USEC, Inc. *	2,500	9,625
Usinas Siderurgicas de Minas Gerais SA	700	19,993
Vale SA, SADR (a)	8,400	208,488
Vale SA (a)	7,000	203,210
Valhi, Inc.	1,500	20,955
Valspar Corp.	1,500	40,710
Vedanta Resources PLC	1,724	71,254
Victrex PLC	1,412	18,266
Voestalpine AG	1,126	41,059
W.R. Grace & Company *	1,100	27,885
Wacker Chemie AG	99	17,267
Wausau-Mosinee Paper Corp.	400	4,640
West Fraser Timber Company, Ltd.	300	9,466
Western Areas NL *	1,453	6,488
Westlake Chemical Corp.	1,000	24,930
Weyerhaeuser Company	2,400	103,536
Xstrata PLC *	14,590	256,984
Yamana Gold, Inc.	5,300	60,812
Yamato Kogyo Company, Ltd.	300	9,706
Yara International ASA	285	12,905
Young Poong Corp. *	8	3,911
Yuen Foong Yu Paper Manufacturing Company, Ltd. *	26,000	11,317
Yushiro Chemical Industry Company, Ltd.	500	6,188
Zep, Inc.	400	6,928
Zhaojin Mining Industry Company, Ltd.	6,000	11,835
Zijin Mining Group, Ltd.	26,000	24,604
Zoltek Companies, Inc. *	800	7,600

		13,373,091

Communications - 6.26%
3Com Corp. *	7,700	57,750
AboveNet, Inc. *	200	13,008
Acacia Research *	700	6,377
Acme Packet, Inc. *	900	9,900
Adaptec, Inc. *	1,500	5,025
ADC Telecommunications, Inc. *	800	4,968
ADTRAN, Inc.	800	18,040
Advanced Info Service PCL	4,500	11,675
Aegis Group PLC	13,519	25,850
Aiphone Company, Ltd.	400	6,773
Airvana, Inc. *	1,000	7,600
Akamai Technologies, Inc. *	2,219	56,207
Alaska Communications Systems Group, Inc.	700	5,586
Alcatel-Lucent, SADR *	1,300	4,316
Alcatel-Lucent *	10,870	36,405
Alibaba.com, Ltd.	5,500	12,670
Alma Media Oyj	1,123	12,025
Amazon.com, Inc. *	2,800	376,656
Amdocs, Ltd. *	2,900	82,737
America Movil SAB de CV, Series L, ADR	2,600	122,148
American Tower Corp., Class A *	2,565	110,834
Anixter International, Inc. *	500	23,550
AOL, Inc. *	1,066	24,816
APAC Customer Services, Inc. *	700	4,172
APN News & Media, Ltd.	2,128	4,388
Applied Signal Technology, Inc.	200	3,858
Ariba, Inc. *	1,100	13,772
Arris Group, Inc. *	1,800	20,574
Art Technology Group, Inc. *	2,000	9,020
Aruba Networks, Inc. *	1,300	13,858
ASATSU-DK, Inc.	200	3,927
Asia Satellite Telecom Holdings Company, Ltd.	7,000	9,899
Astral Media, Inc.	600	19,087
AT&T, Inc.	39,050	1,094,571

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Atheros Communications, Inc. * (a)	900	$30,816
Atlantic Tele-Network, Inc.	200	11,002
Austar United Communications, Ltd. *	5,902	7,455
Axel Springer AG	80	8,599
Axtel SAB de CV, ADR *	14,800	13,338
B2W Companhia Global Do Varejo	300	8,162
BCE, Inc.	1,917	53,156
BEC World PCL	10,000	7,378
Belgacom SA	498	17,963
Belo Corp., Class A	600	3,264
Bezek Israeli Telecommunications Corp., Ltd.	7,082	17,831
Bharti Telecom, Ltd.	5,164	36,754
BigBand Networks, Inc. *	1,300	4,472
Black Box Corp.	200	5,668
Blue Coat Systems, Inc. *	400	11,416
Brasil Telecom SA, ADR	400	11,652
British Sky Broadcasting Group PLC, ADR	1,300	47,086
BT Group PLC	3,300	71,742
Cable & Wireless PLC	17,566	39,672
Cablevision Systems Corp., Class A	2,100	54,222
Caltagirone Editore SpA	265	662
Carso Global Telecom SAB de CV *	3,100	13,820
Cbeyond Communications, Inc. *	400	6,300
CBS Corp., Class A	600	8,430
CBS Corp., Class B	6,900	96,945
Cellcom Israel, Ltd.	473	14,882
CenturyTel, Inc.	2,211	80,060
Cheil Communications, Inc. *	50	13,486
China Communications Services Corp., Ltd., Class H	28,000	13,694
China Mobile, Ltd., SADR	4,500	208,935
China Mobile, Ltd.	1,500	13,982
China Unicom, Ltd., ADR	3,003	39,369
Chordiant Software, Inc. *	700	1,925
Chunghwa Telecom Company, Ltd., ADR	1,610	29,898
Ciena Corp. *	1,300	14,092
Cincinnati Bell, Inc. *	2,600	8,970
CIR-Compagnie Industriali Riunite SpA *	2,773	7,160
Cisco Systems, Inc. *	38,050	910,917
Citic 1616 Holdings, Ltd.	27,000	9,109
Clear Channel Outdoor Holdings, Inc. *	500	5,195
Cogeco Cable, Inc.	400	13,386
Cogent Communications Group, Inc. *	700	6,902
Colt Telecom Group PLC *	4,670	9,902
Comcast Corp., Class A	20,154	339,796
Comcast Corp., Class A	7,884	126,223
CommScope, Inc. *	1,100	29,183
comScore, Inc. *	500	8,775
Comtech Telecommunications Corp. *	200	7,010
Consolidated Communications Holdings, Inc.	400	7,000
Constant Contact, Inc. * (a)	200	3,200
Corning, Inc.	12,600	243,306
Corus Entertainment, Inc., Class B	1,200	22,776
CPI International, Inc. *	500	6,620
Crown Castle International Corp. *	1,900	74,176
Customers, Ltd. *	3,092	8,098
Cybersource Corp. *	1,000	20,110
CyberTAN Technology, Inc.	5,000	7,696
Daily Mail and General Trust PLC	3,091	20,668
Daimei Telecom Engineering Corp.	1,000	7,602
DealerTrack Holdings, Inc. *	400	7,516
Dena Company, Ltd.	1	5,880
Deutsche Telekom AG	11,991	177,095
DG Fastchannel, Inc. *	400	11,172
Dice Holdings, Inc. *	1,000	6,550
Digi.Com BHD	1,100	7,047
Digital River, Inc. *	600	16,194
DIRECTV, Class A *	11,320	377,522
Discovery Communications, Inc., Series C *	2,000	53,040
DISH Network Corp.	1,800	37,386
D-Link Corp.	7,980	8,328
Dolan Media Company *	400	4,084
E-Access, Ltd.	18	10,512
Earthlink, Inc.	2,300	19,113
eBay, Inc. *	8,600	202,444
EchoStar Corp., Class A *	800	16,112
Elisa Oyj, Class A	423	9,664
Ementor ASA	100	865
Empresa Nacional de Telecomunicaciones SA	1,081	15,646
EMS Technologies, Inc. *	200	2,900
Eniro AB *	1,435	7,123
Entercom Communications Corp. *	700	4,949
ePlus, Inc. *	300	4,953
Equinix, Inc. * (a)	400	42,460
eResearch Technology, Inc. *	200	1,202
Ericsson (LM), B Shares	10,085	92,760
Eutelsat Communications	618	19,828
EW Scripps Co. *	800	5,568
Exfo Electro Optical Engineering, Inc. *	55	212
Extreme Networks, Inc. *	1,700	4,879
F5 Networks, Inc. *	600	31,788
Far EasTone Telecommunications Company, Ltd.	9,000	10,714
Fisher Communications, Inc. *	100	1,625
Foxconn International Holdings, Ltd. *	10,000	11,487
France Telecom SA, SADR	2,800	70,672
France Telecom SA	4,730	118,096
Freenet AG *	594	7,988
Frontier Communications Corp.	4,500	35,145
Fuji Television Network, Inc.	5	6,898
Gannett Company, Inc.	2,600	38,610
Gemtek Technology Corp.	5,000	8,981
General Communication, Inc., Class A *	1,000	6,380
GeoEye, Inc. *	200	5,576
Gestevision Telecinco SA	1,063	15,516
Glacier Media, Inc. *	600	1,147
Global Crossing, Ltd. *	1,200	17,100
Global Village Telecom Holding SA *	1,200	38,432
Globe Telecommunications, Inc.	330	6,507
Globecomm Systems, Inc. *	400	3,128
GN Store Nord A/S *	2,000	10,675
Google, Inc., Class A *	1,600	991,968

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Groupe Aeroplan, Inc.	2,900	$30,196
Grupo Iusacell SA de CV *	300	1,188
Grupo Televisa SA, SADR	2,300	47,748
GSI Commerce, Inc. *	700	17,773
Hakuhodo DY Holdings, Inc.	210	10,141
Harmonic, Inc. *	1,700	10,761
Harris Corp.	1,300	61,815
Harris Stratex Networks, Inc., Class A *	1,300	8,983
Harte-Hanks, Inc.	1,400	15,092
Havas SA	9,811	39,220
Hellenic Telecommunications Organization SA	931	13,631
Hikari Tsushin, Inc.	400	7,229
Hitachi Kokusai Electric, Inc.	1,000	8,614
Hughes Communications, Inc. *	400	10,412
Hutchison Telecommunications Hong Kong Holdings, Ltd.	27,000	4,584
Hutchison Telecommunications International, Ltd. *	27,000	5,559
Hypercom Corp. *	400	1,268
i2 Technologies, Inc. *	400	7,648
IAC/InterActiveCorp *	1,600	32,768
Idea Cellular, Ltd. *	2,091	2,581
Iliad SA	179	21,325
Indosat Tbk PT, ADR	131	3,289
Infinera Corp. *	900	7,983
Informa PLC	5,662	28,964
InfoSpace, Inc. *	300	2,571
Inmarsat PLC	3,801	42,250
InterDigital, Inc. *	600	15,924
Internap Network Services Corp. *	800	3,760
Internet Capital Group, Inc. *	800	5,320
Interpublic Group of Companies, Inc. *	6,700	49,446
inVentiv Health, Inc. *	400	6,468
Iowa Telecommunications Services, Inc.	400	6,704
Ipsos SA	285	8,613
Iress Market Technology, Ltd.	2,010	15,408
ITV PLC *	38,008	32,090
Ixia *	800	5,952
J2 Global Communications, Inc. *	600	12,210
Jazztel PLC *	17,157	6,491
JC Decaux SA *	642	15,566
JDS Uniphase Corp. *	3,000	24,750
John Fairfax Holdings, Ltd.	23,506	36,257
John Wiley & Sons, Inc., Class A	500	20,940
Johnston Press PLC *	3,508	1,245
Journal Communications, Inc.	1,100	4,279
Juniper Networks, Inc. *	4,500	120,015
kabu.com Securities Company, Ltd. *	7	6,748
Kakaku.com, Inc.	2	7,765
KDDI Corp.	11	58,007
Kingston Communications PLC	13,206	9,381
Knology, Inc. *	800	8,760
Koninklijke KPN NV	6,741	114,339
KT Corp., SADR	900	15,138
Kudelski SA	786	17,679
KVH Industries, Inc. *	200	2,950
Lagardere SCA	829	33,451
Lamar Advertising Company, Class A *	1,100	34,199
Leap Wireless International, Inc. *	1,400	24,570
Liberty Global, Inc., Class A *	1,900	41,629
Liberty Global, Inc., Series C *	1,800	39,330
Liberty Media Corp - Starz, Series A *	520	23,998
Liberty Media Corp. - Capital, Series A *	1,800	42,984
Liberty Media Corp. - Interactive A *	9,300	100,812
Lionbridge Technologies, Inc. *	600	1,380
Liquidity Services, Inc. *	200	2,014
LoopNet, Inc. *	700	6,958
Loral Space & Communications, Inc. *	500	15,805
M6-Metropole Television	679	17,373
Magyar Telekom Telecommunications PLC	1,300	24,830
Marchex, Inc., Class B	200	1,016
Mastec, Inc. *	600	7,500
Matsui Securities Company, Ltd.	1,600	11,126
McAfee, Inc. *	1,600	64,912
McGraw-Hill Companies, Inc.	2,600	87,126
Media General, Inc., Class A *	500	3,920
Media Prima BHD	14,100	6,858
Mediaset SpA	3,551	29,015
Meetic *	378	10,296
Meredith Corp.	500	15,425
MetroPCS Communications, Inc. *	4,500	34,335
Mobistar SA	68	4,650
Modern Times Group AB, Series B	496	24,547
ModusLink Global Solutions, Inc. *	200	1,882
Mondadori (Arnoldo) Editore SpA *	2,250	9,939
Motorola, Inc. *	19,200	148,992
Move, Inc. *	2,500	4,150
MTN Group, Ltd.	5,549	88,281
Naspers, Ltd.	1,832	74,345
NCSoft Corp. *	135	17,138
Network Equipment Technologies, Inc. *	700	2,835
NeuStar, Inc., Class A *	975	22,464
Neutral Tandem, Inc. *	300	6,825
News Corp., Class A	15,100	206,719
News Corp (a)	6,900	109,848
NIC, Inc.	800	7,312
NICE Systems, Ltd., SADR *	200	6,208
NII Holdings, Inc. *	2,300	77,234
Nippon Telegraph & Telephone Corp.	2,200	86,537
Nokia AB Oyj	3,799	48,771
Nokia Oyj, SADR (a)	8,000	102,800
Novatel Wireless, Inc. *	600	4,782
NTELOS Holdings Corp.	400	7,128
NTT Data Corp.	7	21,617
NTT DoCoMo, Inc.	64	89,153
Oki Electric Industry Company, Ltd. *	3,000	2,489
Omnicom Group, Inc.	2,065	80,845
Online Resources Corp. *	800	4,208
Openwave Systems, Inc. *	1,800	4,104
Oplink Communications, Inc. *	300	4,917
OpNext, Inc. *	2,900	5,510
Orbitz Worldwide, Inc. *	700	5,138
Outdoor Channel Holdings, Inc. *	300	1,740

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
PAETEC Holding Corp. *	3,400	$14,110
PagesJaunes Groupe SA (a)	975	10,854
Partner Communications Company, Ltd., ADR	700	14,245
PCCW, Ltd. *	17,000	4,114
Pearson PLC, SADR	5,800	83,288
Perficient, Inc. *	500	4,215
Philippine Long Distance Telephone Company, SADR	200	11,334
Plantronics, Inc.	900	23,382
Polycom, Inc. *	1,100	27,467
Portugal Telecom, SGPS, SA	3,223	39,180
Premiere AG *	4,951	16,055
Premiere Global Services, Inc. *	500	4,125
Priceline.com, Inc. *	300	65,550
Promotora de Informaciones SA *	515	2,571
PT Multimedia.com, SGPS, SA	2,647	16,311
PT Telekomunikiasi Indonesia Tbk PT, SADR	800	31,960
Publicis Groupe SA	660	26,774
PubliGroupe SA	25	1,926
Publishing & Broadcasting, Ltd.	4,541	12,447
QUALCOMM, Inc.	10,500	485,730
Qwest Communications International, Inc. (a)	15,100	63,571
RCN Corp. *	200	2,170
RealNetworks, Inc. *	2,800	10,388
Reed Elsevier NV	3,809	46,737
Reed Elsevier PLC	1,400	45,906
Reliance Communications, Ltd.	3,426	12,540
RF Micro Devices, Inc. *	3,400	16,218
Rightmove PLC	2,571	20,785
RightNow Technologies, Inc. *	200	3,474
Rogers Communications, Inc., Class B	1,700	53,137
S1 Corp. *	700	4,564
Saba Software, Inc. *	800	3,312
SAI Global, Ltd.	2,227	8,011
Sanoma WSOY Oyj (a)	694	15,574
Sapient Corp. *	1,600	13,232
SAVVIS, Inc. *	1,000	14,050
SBA Communications Corp. *	1,000	34,160
SBI Holdings, Inc.	152	27,015
Schibsted ASA *	400	8,955
Scripps Networks Interactive, Inc., Class A	1,100	45,650
Seat Pagine Gialle SpA *	662	153
SeLoger.com *	403	12,997
SES, ADR	284	6,368
Seven Network, Ltd. *	755	4,663
Shaw Communications, Inc.	1,700	35,224
Shenandoah Telecommunications Company	200	4,070
Sinclair Broadcast Group, Inc., Class A *	1,000	4,030
Singapore Press Holdings, Ltd.	11,000	28,588
Singapore Telecommunications, Ltd.	33,000	72,672
SK Telecom Company, Ltd., ADR	1,400	22,764
Sky Network Television, Ltd.	4,694	17,167
SKY Perfect JSAT Corp.	16	6,347
Smiths News PLC	5,009	8,777
Societe Television Francaise 1	258	4,764
Softbank Corp.	2,200	51,420
SonicWALL, Inc. *	500	3,805
Sourcefire, Inc. *	200	5,350
SP Telemedia, Ltd.	4,552	6,765
Spirent Communications PLC	3,276	5,363
Sprint Nextel Corp. *	28,700	105,042
SR Teleperformance SA	626	20,212
StarHub, Ltd.	6,000	9,139
Sun TV Network, Ltd.	1,006	7,394
Support.com, Inc. *	600	1,584
SureWest Communications *	200	1,992
Swisscom AG	130	49,575
Switch & Data Facilities Company, Inc. * (a)	800	16,168
Sycamore Networks, Inc.	470	9,828
Symantec Corp. *	5,500	98,395
Symmetricom, Inc. *	900	4,680
Syniverse Holdings, Inc. *	1,000	17,480
Taiwan Cellular Corp.	4,000	7,773
Tamedia AG	61	4,383
Tandberg ASA	534	15,212
TechTarget, Inc. *	221	1,244
Tekelec, Inc. *	1,000	15,280
Tele Norte Leste Participacoes SA	400	10,184
Tele2 AB, Series B	1,623	24,864
Telecom Corp. of New Zealand, Ltd.	3,933	7,120
Telecom Italia SpA	46,462	72,060
TeleCommunication Systems, Inc. *	300	2,904
Telecomunicacoes de Sao Paulo SA	600	13,020
Telefonaktiebolaget LM Ericsson, SADR	2,500	22,975
Telefonica Czech Republic AS	798	18,142
Telefonica SA, SADR	3,900	325,728
Telefonos de Mexico SAB de CV, Series L, SADR	900	14,922
Telegraaf Media Groep NV	304	5,721
Telekom Austria AG	3,134	44,746
Telekom Malaysia BHD	8,300	7,415
Telekomunikacja Polska SA	2,522	13,895
Telenet Group Holding NV *	611	17,334
Telenor ASA *	3,500	49,094
Telephone & Data Systems, Inc. - Special Shares	1,100	33,220
Telephone & Data Systems, Inc.	800	27,136
Television Broadcasting Company, Ltd.	3,000	14,376
Teliasonera AB	8,392	60,588
Telkom SA, Ltd., SADR	800	15,920
Tellabs, Inc. *	8,800	49,984
Telmex Internacional SAB de CV, ADR	1,200	21,300
Telstra Corp., Ltd.	18,597	56,992
Telular Corp. *	700	2,625
Ten Network Holdings, Ltd. *	4,235	6,137
Tencent Holdings, Ltd.	2,900	62,576
Terremark Worldwide, Inc. *	1,100	7,524
The Knot, Inc. *	300	3,021
The New York Times Company, Class A * (a)	1,400	17,304
The Washington Post Company, Class B	200	87,920
Thomson Corp.	1,412	45,836
TIBCO Software, Inc. *	3,700	35,631
Tim Participacoes SA	400	11,884

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Time Warner Cable, Inc.	3,640	$150,660
Time Warner, Inc.	11,733	341,900
TM International BHD *	12,400	10,990
Tokyo Broadcasting Company, Ltd.	600	8,361
Torstar Corp., Class B	400	2,421
Total Access Communication PCL	6,300	6,992
Trend Micro, Inc.	500	19,002
Trinity Mirror PLC *	1,806	4,325
Turkcell Iletisim Hizmetleri AS, ADR	1,100	19,239
TV Azteca SA de CV	5,600	3,031
TVN SA	1,226	6,061
TW Telecom, Inc. *	2,100	35,994
U.S. Cellular Corp. *	700	29,687
United Business Media, Ltd.	2,888	21,448
United Internet AG *	711	9,403
United Online, Inc.	1,300	9,347
USA Mobility, Inc. *	500	5,505
ValueClick, Inc. *	900	9,108
VeriSign, Inc. *	1,600	38,784
Verizon Communications, Inc.	18,300	606,279
Viacom, Inc., Class B *	4,700	139,731
Viacom, Inc. *	400	12,600
Viasat, Inc. *	400	12,712
Vivendi SA	5,600	165,321
Vivo Participacoes SA	500	15,500
Vocus, Inc. *	100	1,800
Vodafone Group PLC, SADR	23,500	542,615
VTech Holdings, Ltd.	2,000	19,120
Web.com Group, Inc. *	700	4,571
Websense, Inc. *	700	12,222
West Australian Newspapers Holdings, Ltd.	696	5,001
Windstream Corp.	4,600	50,554
Wolters Kluwer NV	1,725	37,809
Woongjin Holdings Company, Ltd. *	780	6,768
Woongjin Thinkbig Company, Ltd. *	440	8,337
World Wrestling Entertainment, Inc., Class A	200	3,066
WPP PLC, ADR	1,100	53,515
Yahoo Japan Corp.	47	14,050
Yahoo!, Inc. *	11,400	191,292
Yell Group PLC *	10,556	6,612
Zee Entertainment Enterprises, Ltd.	2,844	15,541
Zinwell Corp.	4,000	7,660
Zyxel Communications Corp.	6,000	5,525

		16,717,467

Consumer, Cyclical - 7.55%
99 Cents Only Stores *	700	9,149
Abercrombie & Fitch Company, Class A	1,200	41,820
Accor SA	679	36,886
Adidas-Salomon AG	1,204	65,006
Advance Auto Parts, Inc.	1,000	40,480
Aeon Company (M) BHD	3,500	5,052
AEON Company, Ltd.	3,100	25,066
Aeropostale, Inc. *	865	29,453
AFG Arbonia-Forster Holding AG *	54	1,285
Aga Rangemaster Group PLC *	3,162	6,127
Air France KLM *	1,136	17,712
Airtran Holdings, Inc. * (a)	1,900	9,918
Aisin Seiki Company	900	25,723
Ajisen China Holdings, Ltd.	8,000	6,819
Alaska Air Group, Inc. *	500	17,280
Alesco Corp., Ltd.	615	2,600
All Nippon Airways Company, Ltd.	3,000	8,132
Allegiant Travel Company * (a)	300	14,151
Allion Healthcare, Inc. *	710	4,658
Alpine Electronics, Inc. *	900	9,452
Ambassadors Group, Inc.	200	2,658
Amer Sports Oyj, A Shares	1,470	14,713
American Axle & Manufacturing Holdings, Inc. *	1,000	8,020
American Eagle Outfitters, Inc.	2,079	35,301
American Woodmark Corp.	100	1,968
Americas Car Mart, Inc. *	700	18,431
Amerigon, Inc. *	400	3,176
Ameristar Casinos, Inc.	1,000	15,230
AMR Corp. *	4,700	36,331
AnnTaylor Stores Corp. *	1,200	16,368
Anta Sports Products, Ltd.	1,000	1,482
Aoyama Trading Company, Ltd.	900	11,464
Apac Resources, Ltd. *	100,000	5,911
Arcs Company, Ltd. *	500	6,560
Aristocrat Leisure, Ltd.	3,696	13,193
ArvinMeritor, Inc. *	500	5,590
Asiana Airlines, Inc. *	2,380	7,461
ASICS Corp.	1,000	8,953
ASKUL Corp. *	400	7,254
Astra International Tbk PT	11,500	42,244
ATC Technology Corp. *	300	7,155
Atom Corp. *	2,500	5,962
Audiovox Corp., Class A *	700	4,963
Autogrill SpA *	1,195	15,030
AutoNation, Inc. * (a)	2,500	47,875
AutoZone, Inc. *	500	79,035
Bajaj Auto, Ltd.	241	9,073
Bally Technologies, Inc. *	700	28,903
Barnes & Noble, Inc. (a)	1,000	19,070
Bayerische Motoren Werke (BMW) AG	1,522	69,193
Beacon Roofing Supply, Inc. *	1,000	16,000
Beazer Homes USA, Inc. *	900	4,356
Bebe Stores, Inc.	1,500	9,405
Bed Bath & Beyond, Inc. * (a)	1,800	69,534
Belle International Holdings, Ltd., GDR	23,000	26,568
Bellway PLC	1,862	24,439
Benetton Group SpA	867	7,766
Berjaya Sports Toto BHD	3,642	4,626
Berkeley Group Holdings PLC *	769	10,111
Best Buy Company, Inc.	2,800	110,488
Best Denki Company, Ltd.	500	1,740
Beter Bed Holding NV	234	5,258
Big 5 Sporting Goods Corp.	400	6,872
Big Lots, Inc. *	1,200	34,776
Billabong International, Ltd.	3,565	34,659
BJ’s Restaurants, Inc. *	600	11,292
BJ’s Wholesale Club, Inc. * (a)	700	22,897

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
BlueLinx Holdings, Inc. *	300	$831
Bob Evans Farms, Inc.	500	14,475
BorgWarner, Inc.	1,600	53,152
Bovis Homes Group PLC *	816	5,692
Boyd Gaming Corp. *	1,600	13,392
Brascan Residential Properties SA	4,400	19,505
Bridgestone Corp.	1,700	29,791
Brightpoint, Inc. *	1,000	7,350
Brilliance China Automotive Holdings, Ltd. *	68,000	18,980
Brinker International, Inc.	1,600	23,872
Brisa Auto Estrada, SA	957	9,779
British Airways PLC *	4,906	14,636
Brookfield Homes Corp. *	200	1,600
Brown Shoe, Inc.	800	7,896
Brunswick Corp.	2,000	25,420
BSS Group PLC	706	2,712
Buffalo Wild Wings, Inc. *	300	12,081
Bulgari SpA	1,321	10,907
Burberry Group PLC	3,714	35,609
Burger King Holdings, Inc.	1,500	28,230
BWIN Interactive Entertainment AG *	452	26,933
Cabela’s, Inc. * (a)	1,200	17,112
Cafe de Coral Holdings, Ltd.	2,000	4,563
California Pizza Kitchen, Inc. *	200	2,690
Callaway Golf Company	1,000	7,540
Canadian Tire Corp., Ltd.	600	32,988
Canon Electronics, Inc.	200	4,277
Canon Sales Company, Inc.	700	10,280
CarMax, Inc. *	2,300	55,775
Carnival Corp. *	6,000	190,140
Carnival PLC, ADR * (a)	1,600	53,856
Carphone Warehouse Group PLC	5,942	17,911
Carter’s, Inc. *	800	21,000
Casey’s General Stores, Inc.	600	19,152
Cash America International, Inc.	500	17,480
Casual Male Retail Group, Inc. *	800	1,864
Cathay Pacific Airways, Ltd. *	8,000	15,029
Cato Corp., Class A	400	8,024
Cavco Industries, Inc. *	100	3,592
CEC Entertainment, Inc. *	300	9,576
Central European Distribution Corp. *	1,000	28,410
Chaoyue Group, Ltd. *	45,000	5,165
Charles Voegele Holding AG *	176	6,289
Charming Shoppes, Inc. *	2,600	16,822
Cheng Shin Rubber Industry Company, Ltd.	6,600	15,079
Chico’s FAS, Inc. *	2,300	32,315
Children’s Place Retail Stores, Inc. *	600	19,806
China Airlines, Ltd. *	8,320	2,938
China Dongxiang Group Company	27,000	20,775
China Eastern Airlines Corp., Ltd. *	60,000	21,401
China Southern Airlines Company, Ltd. *	60,000	18,573
China Travel International Investment Hong Kong, Ltd.	22,000	6,528
Chipotle Mexican Grill, Inc., Class A *	500	44,080
Chiyoda Company, Ltd.	200	2,571
Choice Hotels International, Inc.	900	28,494
Christopher & Banks Corp.	700	5,334
Churchill Downs, Inc.	200	7,470
Cinemark Holdings, Inc.	2,200	31,614
Cineworld Group PLC	2,556	6,191
Cintas Corp.	2,200	57,310
Circle K Sunkus Company, Ltd.	300	3,698
Citi Trends, Inc. *	100	2,762
Citizen Watch Company, Ltd.	3,500	19,913
CKE Restaurants, Inc.	700	5,922
Coach, Inc.	2,100	76,713
Coldwater Creek, Inc. *	1,100	4,906
Collective Brands, Inc. *	1,300	29,601
Colowide Company, Ltd.	1,500	9,638
Columbia Sportswear Company	600	23,424
Compagnie Financiere Richemont SA	2,842	95,096
Compagnie Generale des Etablissements Michelin, Class B	789	60,521
Compagnie Plastic Omnium SA	375	10,241
Conn’s, Inc. * (a)	700	4,088
Consorcio ARA SA de CV *	6,000	4,174
Continental Airlines, Inc., Class B * (a)	1,600	28,672
Cooper Tire & Rubber Company	400	8,020
Copart, Inc. * (a)	1,100	40,293
Core-Mark Holding Company, Inc. *	100	3,296
Corp. GEO SA de CV, Series B *	12,300	32,663
Costco Wholesale Corp.	3,000	177,510
Cracker Barrel Old Country Store, Inc.	300	11,397
Crocs, Inc. *	400	2,300
Crown, Ltd.	2,114	15,135
Culture Convenience Club Company, Ltd.	1,100	5,277
CVS Caremark Corp.	12,149	391,319
D.R. Horton, Inc. (a)	4,100	44,567
Daewoo International Corp. *	296	8,373
Daewoo Motor Sales Corp. *	161	1,390
Daihatsu Motor Company, Ltd.	1,000	9,952
Daimler AG	3,200	170,560
Daiwa House Industry Company, Ltd.	4,000	42,799
Darden Restaurants, Inc.	1,400	49,098
David Jones, Ltd.	3,562	17,139
DCM Japan Holdings Company, Ltd.	1,400	8,084
De La Rue PLC Group	1,136	18,036
Debenhams PLC *	18,950	23,632
Debica SA	320	7,423
Deckers Outdoor Corp. *	200	20,344
Delta Air Lines, Inc. *	10,200	116,076
Denso Corp.	1,800	53,946
Denway Motors, Ltd.	68,000	42,973
Depo Auto Parts Industrial Company, Ltd.	3,000	7,894
Desarrolladora Homex SA de CV *	1,000	5,611
Descente, Ltd.	2,000	9,635
Destination Maternity Corp. *	400	7,600
Deutsche Lufthansa AG	391	6,564
Dick’s Sporting Goods, Inc. *	1,200	29,844
Digital China Holdings, Ltd.	6,000	7,967
Dillard’s, Inc., Class A (a)	1,600	29,520
DineEquity, Inc. *	300	7,287

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Diploma PLC	2,172	$6,201
Dixons Group PLC *	20,984	12,348
Dollar Tree, Inc. *	1,000	48,300
Domino’s Pizza, Inc. *	900	7,542
Don Quijote Company, Ltd.	200	4,831
Dongfeng Motor Group Company, Ltd.	30,000	42,701
Dorel Industries, Inc., Class B	200	6,223
Dorman Products, Inc. *	300	4,698
Douglas Holding AG	377	18,414
Doutor Nichires Holdings Company, Ltd.	700	9,016
DRB-Hicom BHD	17,200	5,071
DreamWorks Animation SKG, Inc., Class A *	1,000	39,950
DSW, Inc., Class A *	200	5,176
DTS, Inc. *	300	10,263
Dufry Group AG *	34	2,307
Eastern Platinum, Ltd. *	26,100	22,959
easyJet PLC *	2,229	12,558
EDION Corp.	500	5,400
Einstein Noah Restaurant Group, Inc. *	400	3,932
Elders, Ltd. *	1,707	2,361
Electrolux AB, Series B *	1,712	40,183
ElringKlinger AG	874	20,410
Empresas La Polar SA	1,236	7,007
Enterprise Inns PLC *	1,488	2,244
Esprit Holdings, Ltd.	5,738	37,765
Etam Developpement SA *	178	4,506
Ethan Allen Interiors, Inc.	400	5,368
EVA Airways Corp. *	27,920	12,201
Exedy Corp.	200	4,139
Exide Technologies *	1,700	12,087
Family Dollar Stores, Inc.	1,400	38,962
FamilyMart Company, Ltd.	300	8,841
Far Eastern Department Stores Company, Ltd.	11,330	12,899
Far Eastern Textile, Ltd.	15,442	19,195
Fast Retailing Company, Ltd.	200	37,328
Fastenal Company (a)	1,200	49,968
Federal Mogul Corp. *	1,900	32,870
FGX International Holdings, Ltd. *	300	5,877
Fiat SpA *	4,531	65,943
Finish Line, Inc.	300	3,765
First Cash Financial Services, Inc. *	400	8,876
Fleetwood Corp., Ltd.	1,728	12,325
Foot Locker, Inc.	2,300	25,622
Ford Motor Company *	24,900	249,000
Formosa Taffeta Company, Ltd.	12,000	9,677
Forzani Group, Ltd., Class A	200	2,715
Foschini, Ltd.	2,097	17,088
Fossil, Inc. *	1,000	33,560
Fourlis SA	160	2,087
France Bed Holdings Company, Ltd.	5,000	7,100
Fred’s, Inc., Class A	900	9,180
Fuel Systems Solutions, Inc. * (a)	300	12,372
Fuji Heavy Industries, Ltd. *	5,000	24,265
Furniture Brands International, Inc. *	300	1,638
Futaba Industrial Company, Ltd. *	400	3,351
Game Group PLC	4,942	8,454
GameStop Corp., Class A *	2,300	50,462
Gaylord Entertainment Company * (a)	900	17,775
Geely Automobile Holdings Company, Ltd.	15,000	8,163
Genesco, Inc. *	400	10,984
Genting BHD	10,800	23,015
Genuine Parts Company	1,700	64,532
Georg Fischer AG *	30	7,551
Geox SpA	1,356	9,329
Gigas K’s Denki Corp.	500	14,902
G-III Apparel Group, Ltd. *	200	4,334
Gildan Activewear, Inc. *	1,000	24,573
Giordano International, Ltd.	8,000	2,365
GKN PLC *	14,913	27,778
Glorious Sun Enterprises, Ltd.	30,000	11,085
Goodyear Tire & Rubber Company *	1,900	26,790
Grafton Group PLC *	1,533	6,361
Great Canadian Gaming Corp. *	400	3,041
Group 1 Automotive, Inc. *	500	14,175
Grupo Elektra SA de CV	260	12,541
GS Yuasa Corp. (a)	2,000	14,678
GUD Holdings, Ltd.	1,853	14,907
Guess?, Inc.	700	29,610
Gymboree Corp. *	500	21,745
H20 Retailing Corp.	1,000	5,765
Haier Electronics Group Company, Ltd. *	16,000	10,382
Haldex AB - New Shares *	600	3,682
Haldex AB *	600	3,714
Halfords Group PLC	3,088	19,839
Hanesbrands, Inc. *	1,200	28,932
Hankook Tire Company, Ltd. *	830	18,066
Hanwa Company, Ltd.	2,000	7,213
Hanwha Corp. *	530	21,635
Harley-Davidson, Inc. (a)	4,100	103,320
Harman International Industries, Inc. (a)	1,100	38,808
Harvey Norman Holding, Ltd.	5,854	21,982
Hasbro, Inc.	1,400	44,884
Haseko Corp. *	7,000	4,959
Haverty Furniture Companies, Inc.	300	4,119
Hawaiian Holdings, Inc. *	1,000	7,000
Headlam Group PLC	474	2,284
Heiwa Corp.	700	7,102
Hennes & Mauritz AB, B shares	1,483	82,065
Herman Miller, Inc.	900	14,382
Hermes International SA	266	35,382
Hero Honda Motors, Ltd.	572	21,052
hhgregg, Inc. *	500	11,015
Hibbett Sports, Inc. *	400	8,796
HIS Company, Ltd.	400	7,239
Hitachi High-Technologies Corp.	800	15,718
HMV Group PLC	2,045	3,064
HNI Corp. (a)	600	16,578
Holidaybreak PLC	1,968	7,097
Home Depot, Inc.	13,804	399,350
Home Retail Group PLC	4,447	20,271
Honda Motor Company, Ltd.	6,400	216,397
Hongkong & Shanghai Hotels, Ltd.	8,182	12,000

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Hooker Furniture Corp.	200	$2,474
Hot Topic, Inc. *	1,000	6,360
Hotai Motor Company, Ltd.	5,000	12,006
Hotel Properties, Ltd.	2,000	3,126
Hotel Shilla Company, Ltd. *	460	8,093
Houston Wire & Cable Company	400	4,760
Hovnanian Enterprises, Inc., Class A * (a)	1,200	4,608
HSN, Inc. *	1,020	20,594
Hyosung Corp. *	255	18,597
Hyundai Department Store Company, Ltd. *	157	15,098
Hyundai H & S Company, Ltd. *	99	6,901
Hyundai Mobis *	265	38,654
Hyundai Motor Company, Ltd. *	724	74,740
Iberia Lineas Aereas de Espana SA *	2,350	6,368
Iconix Brand Group, Inc. *	1,200	15,180
IG Group Holdings PLC	2,931	17,841
Inaba Denki Sangyo Company, Ltd.	400	9,126
Inchcape PLC *	2,797	1,331
Industria de Diseno Textil SA	727	45,048
Ingram Micro, Inc., Class A *	2,500	43,625
Insight Enterprises, Inc. *	1,000	11,420
Inspur International, Ltd.	45,000	6,374
Intercontinental Hotels Group PLC	2,200	31,614
Interface, Inc., Class A	1,200	9,972
International Game Technology (a)	2,400	45,048
International Metal Service SA *	172	2,358
International Speedway Corp., Class A	500	14,225
Interval Leisure Group, Inc. *	720	8,978
Isetan Mitsukoshi Holdings, Ltd.	3,500	31,540
Isle of Capri Casinos, Inc. *	600	4,488
Isuzu Motors, Ltd. *	8,000	14,944
Itochu Corp.	7,000	51,474
Izumi Company, Ltd.	700	8,458
Izumiya Company, Ltd.	1,000	4,285
J Front Retailing Company, Ltd.	5,000	22,030
J. Crew Group, Inc. *	1,000	44,740
J.C. Penney Company, Inc.	2,400	63,864
J.D. Wetherspoon PLC *	642	4,403
Jack in the Box, Inc. *	900	17,703
Jakks Pacific, Inc. *	200	2,424
Jalux, Inc.	500	4,789
Japan Airlines System Corp. *	5,000	3,596
Japan Pulp & Paper Company, Ltd.	1,000	3,575
Japan Wool Textile Company, Ltd.	1,000	6,065
Jardine Cycle and Carriage, Ltd.	1,000	19,082
JD Group, Ltd.	2,907	19,440
JetBlue Airways Corp. *	4,600	25,070
Jo-Ann Stores, Inc. *	600	21,744
Johnson Controls, Inc.	4,900	133,476
Jollibee Foods Corp.	6,100	7,219
Jones Apparel Group, Inc.	1,900	30,514
Jos. A. Bank Clothiers, Inc. *	200	8,438
Joshin Denki Company, Ltd. (a)	1,000	7,803
Juki Corp. *	1,000	1,020
Kanematsu Corp. *	9,000	6,642
Kangwon Land, Inc. *	910	12,869
Kappa Create Company, Ltd. *	350	7,591
Katakura Industries Company, Ltd.	700	6,000
KB Home (a)	1,200	16,416
KCC Corp.	56	17,825
Keihin Corp.	300	4,467
Kesa Electricals PLC	3,019	7,200
Kia Motors Corp. *	1,680	28,747
Kier Group PLC	213	3,534
Kimball International, Inc., Class B	200	1,704
Kinepolis Group NV	353	14,815
Kingfisher PLC	18,084	66,290
Kirklands, Inc. *	500	8,685
Kisoji Company, Ltd.	400	8,339
Knoll, Inc.	800	8,264
Kohl’s Corp. *	2,542	137,090
Koito Manufacturing Company, Ltd.	1,000	15,931
Kokuyo Company, Ltd.	500	3,977
Korean Air Lines Company, Ltd. *	473	22,180
Koyo Seiko Company, Ltd.	1,800	23,002
K-Swiss, Inc., Class A *	400	3,976
Kuoni Reisen Holding AG, Series B	39	13,168
Kuraray Company, Ltd.	2,500	29,264
Ladbrokes PLC	7,440	16,371
Lan Airlines SA, SADR	900	15,003
Las Vegas Sands Corp. * (a)	6,100	91,134
Lawson, Inc.	500	22,027
La-Z-Boy, Inc. *	2,000	19,060
Leapfrog Enterprises, Inc., Class A *	1,000	3,910
Lennar Corp., Class A	2,400	30,648
Lennar Corp., Class B	500	4,920
Leon’s Furniture, Ltd.	300	3,012
LG Fashion Corp. *	280	7,593
Li & Fung, Ltd.	8,000	32,771
Li Ning Company, Ltd.	5,000	18,924
Life Corp.	500	8,610
Life Time Fitness, Inc. * (a)	800	19,944
Lifestyle International Holdings, Ltd.	4,500	8,347
Limited Brands, Inc.	3,200	61,568
Linamar Corp.	400	5,328
Liz Claiborne, Inc. * (a)	2,400	13,512
LKQ Corp. *	1,800	35,262
Lojas Americanas SA	1,300	9,449
Lojas Renner SA	1,500	33,446
Lowe’s Companies, Inc.	12,100	283,019
Luby’s Cafeterias, Inc. *	139	512
Lumber Liquidators Holdings, Inc. *	300	8,040
Luminar Group Holdings PLC *	790	481
M.D.C. Holdings, Inc.	700	21,728
M/I Homes, Inc. *	300	3,117
Macy’s, Inc.	6,100	102,236
Mahindra & Mahindra, Ltd.	1,245	28,896
Maidenform Brands, Inc. *	400	6,676
Malaysian Airline System BHD *	7,600	6,013
Marcus Corp.	300	3,846
Marks & Spencer Group PLC	10,049	65,191
Marriott International, Inc., Class A	2,429	66,190

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Marubeni Corp.	7,000	$38,108
Marui Company, Ltd.	2,800	17,163
Maruti Udyog, Ltd.	284	9,474
Marvel Entertainment, Inc. *	600	32,448
Massmart Holdings, Ltd.	1,182	14,255
Matsushita Electric Industrial Company, Ltd.	9,400	134,425
Matsuya Company, Ltd. *	500	4,476
Mattel, Inc.	3,500	69,930
Mazda Motor Corp. *	9,000	20,578
McDonald’s Corp.	6,900	430,836
Medion AG	481	5,086
Meritage Homes Corp. *	400	7,732
Metro Holdings, Ltd.	10,000	5,594
MGM Mirage, Inc. * (a)	3,100	28,272
Millennium & Copthorne Hotels PLC	2,072	12,392
Mitchells & Butlers PLC *	4,567	18,145
Mitsubishi Corp.	5,000	124,314
Mitsubishi Logistics Corp.	1,000	11,704
Mitsubishi Motors Corp. * (a)	17,000	23,425
Mitsubishi Rayon Company, Ltd.	6,000	24,006
Mitsui & Company, Ltd.	300	85,698
Mitsui & Company, Ltd.	2,000	28,314
Mitsui-Soko Company, Ltd.	1,000	3,612
Mitsuuroko Company, Ltd.	1,000	6,631
Mizuno Corp.	1,000	4,887
Mobile Mini, Inc. *	800	11,272
Modine Manufacturing Company *	1,300	15,392
Mohawk Industries, Inc. *	1,200	57,120
Monarch Casino & Resort, Inc. *	200	1,620
MOS Food Services, Inc.	500	7,914
Mothercare PLC	561	6,149
Motherson Sumi Systems, Ltd.	2,741	7,757
Movado Group, Inc.	300	2,916
MSC Industrial Direct Company, Inc., Class A	500	23,500
Multimedia Games, Inc. *	1,200	7,212
Mutow Company, Ltd.	400	1,337
MWI Veterinary Supply, Inc. *	100	3,770
N. Brown Group PLC	922	3,664
Nagase & Company, Ltd.	1,000	11,431
Namco Bandai Holdings, Inc.	1,400	13,321
NAN Kang Rubber Tire Company, Ltd. *	8,000	10,299
National Cinemedia, Inc.	700	11,599
National Presto Industries, Inc.	100	10,923
Navistar International Corp. *	800	30,920
New World Department Store China, Ltd.	8,000	7,277
New York & Company, Inc. *	200	858
Newell Rubbermaid, Inc.	3,900	58,539
Next Group PLC	1,681	56,044
NGK Spark Plug Company, Ltd.	2,000	22,516
NH Hoteles SA *	580	3,068
NHK Spring Company, Ltd.	2,000	18,546
Nifco, Inc.	200	3,975
NIKE, Inc., Class B	2,700	178,389
Nintendo Company, Ltd.	300	71,120
Nissan Motor Company, Ltd. *	11,200	97,888
Nisshinbo Industries, Inc.	1,000	9,156
Nitori Company, Ltd.	250	18,602
Nitto Boseki Company, Ltd.	2,000	3,413
Nobia AB *	4,653	27,269
NOK Corp.	1,300	17,940
Nokian Renkaat Oyj (a)	853	20,696
Nordstrom, Inc.	1,900	71,402
Noritake Company, Ltd.	1,000	2,632
Norwegian Air Shuttle ASA *	300	5,918
Nu Skin Enterprises, Inc., Class A	700	18,809
NVR, Inc. *	100	71,071
Office Depot, Inc. *	5,200	33,540
OfficeMax, Inc. *	800	10,152
Onward Kashiyama Company, Ltd.	1,000	6,156
OPAP SA	1,350	29,554
O’Reilly Automotive, Inc. *	1,800	68,616
Orient Express Hotels, Ltd., Class A *	1,400	14,196
Oriental Land Company, Ltd.	300	19,699
Oshkosh Corp.	1,300	48,139
Owens & Minor, Inc.	500	21,465
Oxford Industries, Inc.	100	2,068
P.F. Chang’s China Bistro, Inc. *	300	11,373
PACCAR, Inc.	2,356	85,452
Pace Micro Technology PLC	2,180	7,350
Pacific Andes International Holdings, Ltd.	36,000	7,192
Pacific Sunwear of California, Inc. *	400	1,592
Paddy Power PLC	155	5,493
Panera Bread Company, Class A *	400	26,788
Pantry, Inc. *	300	4,077
Papa John’s International, Inc. *	500	11,680
Parco Company, Ltd.	1,300	11,178
Parkson Retail Group, Ltd.	15,000	26,275
PartyGaming PLC *	2,309	9,649
Pendragon PLC *	26,477	9,822
Penn National Gaming, Inc. *	1,200	32,616
Penske Auto Group, Inc. * (a)	1,200	18,216
Perry Ellis International, Inc. *	200	3,012
Persimmon PLC *	5,286	40,027
PetSmart, Inc.	1,300	34,697
Phillips-Van Heusen Corp.	700	28,476
Pick’n Pay Stores, Ltd.	1,977	11,101
Pinnacle Entertainment, Inc. *	1,500	13,470
Pioneer Electronic Corp. *	1,000	3,089
Pirelli & Company SpA *	26,189	15,633
Plascar Participacoes Industriais SA *	700	968
Polaris Industries, Inc. (a)	500	21,815
Polo Ralph Lauren Corp., Class A	600	48,588
Pool Corp.	700	13,356
Pou Chen Corp.	22,153	17,480
PPR SA	493	59,076
Praktiker Bau- und Heimwerkermaerkte AG	439	4,857
President Chain Store Corp.	4,544	10,795
Press Kogyo Company, Ltd.	1,000	1,879
PriceSmart, Inc.	500	10,220
PSA Peugeot Citroen SA *	1,042	34,908
Pulte Homes, Inc. *	3,500	35,000
Puma AG	48	15,897

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Punch Taverns PLC *	1,433	$1,570
Qantas Airways, Ltd.	10,227	27,181
Quiksilver, Inc. *	800	1,616
RadioShack Corp.	1,730	33,735
Rallye SA	340	11,844
RB Land Holdings BHD *	10,100	6,885
RC2 Corp. *	100	1,475
Red Robin Gourmet Burgers, Inc. *	400	7,160
Redrow PLC *	1,082	2,322
Reece Australia, Ltd.	929	20,479
Regal Entertainment Group, Class A	1,700	24,548
Regis Corp.	1,100	17,127
Reitman’s Canada, Ltd., Class A	500	8,008
Renault Regie Nationale SA *	1,363	69,405
Resorts World BHD	19,800	16,164
Retail Ventures, Inc. *	2,500	22,225
Rezidor Hotel Group AB *	1,181	4,014
RG Barry Corp.	800	6,880
Richelieu Hardware, Ltd.	700	15,060
Riken Corp.	1,000	3,218
RONA, Inc. *	1,300	19,204
Ross Stores, Inc.	1,100	46,981
Rossi Residencial SA	4,800	41,417
Royal Caribbean Cruises, Ltd. * (a)	3,900	98,592
Royal Holdings Company, Ltd.	700	7,138
Rubis SA	137	12,017
Ruby Tuesday, Inc. *	1,200	8,640
Rush Enterprises, Inc., Class A *	200	2,378
Ryland Group, Inc.	900	17,730
Ryohin Keikaku Company, Ltd.	300	10,897
S&T Dynamics Company, Ltd. *	570	8,001
SA D’Ieteren Trading NV	28	11,142
Saks, Inc. * (a)	2,500	16,400
Sally Beauty Holdings, Inc. *	2,200	16,830
Samsung Corp. *	460	22,227
San-Ai Oil Company, Ltd.	2,000	7,728
Sanden Corp. *	1,000	2,565
SANKYO Company, Ltd.	400	19,926
Sanrio Company, Ltd.	900	6,840
Sanyang Industrial Company, Ltd. *	42,000	17,981
Sanyo Shokai, Ltd.	1,000	2,942
Scania AB, Series B	725	9,299
ScanSource, Inc. *	600	16,020
School Specialty, Inc. *	200	4,678
Schulthess Group AG	116	5,596
Scientific Games Corp., Class A *	1,200	17,460
Sealy Corp. *	2,800	8,848
Sears Holdings Corp. *	1,300	108,485
SEB SA	69	3,909
Sega Sammy Holdings, Inc.	1,100	13,110
Seiko Corp.	1,000	1,851
Sekisui Chemical Company, Ltd.	4,000	24,732
Sekisui House, Ltd.	6,000	53,815
Select Comfort Corp. *	800	5,216
Seven & I Holdings Company, Ltd.	4,200	85,248
Shangri-La Asia, Ltd.	10,000	18,705
Shibusawa Warehouse Company, Ltd.	1,000	3,328
Shimachu Company, Ltd.	700	13,660
Shimamura Company, Ltd.	200	19,026
Shimano, Inc.	400	16,010
Shinsegae Company, Ltd.	67	30,928
Shochiku Company, Ltd.	1,000	8,893
Shoe Carnival, Inc. *	300	6,141
Shoppers Drug Mart Corp.	900	39,077
Showa Aircraft Industry Company, Ltd.	1,000	5,934
Shuffle Master, Inc. *	1,100	9,064
Signet Jewelers, Ltd. *	2,276	60,815
SK Networks Company, Ltd. *	610	5,515
Skechers U.S.A., Inc., Class A *	400	11,764
SkiStar AB, Series B	355	6,363
Sky City Entertainment Group, Ltd.	8,173	19,512
Skyline Corp.	100	1,840
SkyWest, Inc.	1,200	20,304
Sodexho	416	23,760
Sojitz Holdings Corp.	11,400	21,415
Sol Melia SA	724	6,082
Sonae, SGPS SA	3,327	4,119
Sonic Corp. *	600	6,042
Sony Corp. (a)	1,700	49,300
Sorin SpA *	7,397	14,099
Southwest Airlines Company	8,400	96,012
Speedway Motorsports, Inc.	700	12,334
Sport Supply Group, Inc.	600	7,554
Sports Direct International PLC	7,101	11,191
Spotless Group, Ltd.	5,512	14,471
Standard Motor Products, Inc. *	500	4,260
Standard Pacific Corp. *	2,300	8,602
Staples, Inc.	4,689	115,303
Star Cruises, Ltd. *	54,000	13,072
Starbucks Corp. *	4,800	110,688
Starwood Hotels & Resorts Worldwide, Inc.	1,700	62,169
Steelcase, Inc. Class A	500	3,180
Stein Mart, Inc. *	700	7,462
Steinhoff International Holdings, Ltd. *	10,973	30,671
Steinway Musical Instruments, Inc. *	100	1,591
Stella International Holdings, Ltd.	4,000	7,252
Steven Madden, Ltd. *	200	8,248
Stockmann Oyj Abp, Series B	271	7,385
Sugi Pharmacy Company, Ltd.	400	8,760
Sumitomo Corp.	5,400	54,351
Sumitomo Rubber Industries, Inc.	1,500	12,912
Sumitomo Warehouse Company, Ltd.	3,000	13,551
Sun International, Ltd. *	1,358	17,384
Sundrug Company, Ltd.	400	8,833
Superior Industries International, Inc.	500	7,650
Susser Holdings Corp. *	200	1,718
Swatch Group AG, BR shares	191	48,075
Swatch Group AG	246	11,763
Systemax, Inc.	700	10,997
TABCORP Holdings, Ltd.	4,305	26,695
Tainan Spinning Company, Ltd. *	25,000	9,896
Taiwan Tea Corp. *	16,625	10,486

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Takashimaya Company, Ltd.	3,000	$18,974
Takata Corp.	200	4,645
Talbots, Inc. *	900	8,019
Target Corp.	6,500	314,405
Tata Motors, Ltd., SADR	800	13,488
Tattersall’s, Ltd.	9,752	21,273
Taylor Woodrow PLC *	6,648	4,169
Tech Data Corp. *	800	37,328
Teco Electric & Machinery Company, Ltd.	20,000	8,708
Teijin, Ltd.	9,000	28,928
Tempur-Pedic International, Inc. *	800	18,904
Tenneco, Inc. *	300	5,319
Texas Roadhouse, Inc., Class A *	1,200	13,476
Texwinca Holdings, Ltd.	12,000	11,218
The Buckle, Inc. (a)	550	16,104
The Cheesecake Factory, Inc. *	800	17,272
The Dress Barn, Inc. * (a)	700	16,170
The Gap, Inc.	4,528	94,862
The Jean Coutu Group (PJC), Inc., Class A	1,500	13,926
The Men’s Wearhouse, Inc.	900	18,954
The Pep Boys - Manny, Moe & Jack	1,100	9,306
The Steak n Shake Company *	25	8,103
The Toro Company	400	16,724
The Wet Seal, Inc., Class A *	2,000	6,900
The Yokohama Rubber Company, Ltd.	2,000	8,761
Thomas Cook Group PLC	3,763	13,975
Thor Industries, Inc.	700	21,980
Tiffany & Company	1,100	47,300
Tim Hortons, Inc.	1,400	43,010
Timberland Company, Class A *	800	14,344
Titan International, Inc.	125	1,014
Titan Machinery, Inc. *	400	4,616
TiVo, Inc. *	1,700	17,306
TJX Companies, Inc.	2,865	104,716
Tod’s SpA	254	18,818
Toho Company, Ltd.	500	8,101
Tokai Rika Company, Ltd.	600	13,503
Tokyo Dome Corp.	3,000	8,862
Tokyo Style Company, Ltd.	1,000	7,388
Toll Brothers, Inc. *	2,900	54,549
Topre Corp.	1,100	9,724
Toray Industries, Inc.	6,000	32,329
Toto, Ltd.	2,000	12,652
Toyobo Company, Ltd.	10,000	15,602
Toyoda Gosei Company, Ltd.	600	18,056
Toyota Motor Corp. (a)	5,200	437,632
Toyota Tsusho Corp.	2,000	29,493
Tractor Supply Company *	600	31,776
True Religion Apparel, Inc. * (a)	400	7,396
Truworths International, Ltd.	3,324	19,465
TRW Automotive Holdings Corp. *	2,300	54,924
Tuesday Morning Corp. *	900	2,322
TUI AG * (a)	2,754	22,974
TUI Travel PLC	4,353	17,916
UAL Corp. *	2,100	27,111
Ulta Salon, Cosmetics & Fragrance, Inc. *	900	16,344
UMW Holdings BHD	7,700	14,277
Under Armour, Inc., Class A * (a)	600	16,362
Unifi, Inc. *	1,400	5,432
Unifirst Corp.	200	9,622
Uni-Select, Inc.	200	5,907
United Stationers, Inc. *	500	28,425
Universal Electronics, Inc. *	100	2,322
UNY Company, Ltd.	2,000	13,977
Urban Outfitters, Inc. *	1,900	66,481
Urbi Desarrollos Urbanos SA de CV *	6,600	14,883
US Airways Group, Inc. * (a)	1,300	6,292
USS Company, Ltd.	210	12,752
Vail Resorts, Inc. *	700	26,460
Valeo SA *	771	26,808
Valora Holding AG	66	16,253
VF Corp.	1,500	109,860
Virgin Blue Holdings, Ltd. *	16,061	8,405
Volcom, Inc. *	400	6,696
Volkswagen AG	295	32,633
WABCO Holdings, Inc.	800	20,632
Wacoal Corp.	1,000	10,879
Walgreen Company	6,220	228,398
Wal-Mart de Mexico SA de CV, Series V	7,450	33,201
Wal-Mart Stores, Inc.	21,959	1,173,709
Walt Disney Company	15,219	490,813
Warnaco Group, Inc. *	600	25,314
Warner Music Group Corp. *	1,800	10,188
Watsco, Inc.	400	19,592
Wendy’s/Arby’s Group, Inc.	6,304	29,566
Wesco International, Inc. *	800	21,608
WH Smith PLC	730	5,780
Whirlpool Corp. (a)	1,300	104,858
Whitbread PLC	1,746	39,268
William Hill PLC	6,637	19,765
Williams-Sonoma, Inc. (a)	1,500	31,170
Wincanton PLC	620	2,029
Winnebago Industries, Inc. *	400	4,880
WMS Industries, Inc. *	700	28,000
Wolseley PLC *	2,400	48,012
Wolverine World Wide, Inc.	659	17,938
Woolworths Holdings, Ltd.	7,995	19,233
World Fuel Services Corp.	800	21,432
Wyndham Worldwide Corp.	3,000	60,510
Wynn Resorts, Ltd. *	1,100	64,053
Xebio Company, Ltd.	500	8,745
XTEP International Holdings, Ltd.	14,500	8,134
Yamada Denki Company, Ltd.	470	31,584
Yamaha Corp.	1,700	20,224
Yamaha Motor Company, Ltd. *	2,600	32,650
Yasuda Warehouse Company, Ltd.	1,000	6,603
Yuasa Trading Company, Ltd.	7,000	5,621
Yue Yuen Industrial Holdings, Ltd.	7,000	20,307
Yulon Motor Company, Ltd.	11,000	12,861
Yum! Brands, Inc.	3,100	108,407
Zale Corp. *	300	816

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Zumiez, Inc. *	300	$3,816

		20,167,222

Consumer, Non-cyclical - 12.74%
A.G. Barr PLC	978	13,990
AarhusKarlshamn AB	600	13,130
Aaron, Inc., Class B (a)	700	19,411
Abaxis, Inc. *	200	5,110
Abbott Laboratories	7,644	412,700
ABC-MART, Inc.	100	2,779
Abertis Infraestructuras SA	1,798	40,572
Abiomed, Inc. *	200	1,748
ABM Industries, Inc.	1,100	22,726
Abraxis BioScience, Inc. *	200	8,110
Acadia Pharmaceuticals, Inc. *	900	1,188
Acco Brands Corp. *	1,100	8,008
Accuray, Inc. *	300	1,683
Acorda Therapeutics, Inc. *	500	12,610
Actelion, Ltd. *	592	31,618
Adcock Ingram Holdings, Ltd.	524	3,846
Adecco SA	842	46,486
Aderans Company, Ltd.	200	2,348
Administaff, Inc.	300	7,077
Affymax, Inc. *	500	12,370
Affymetrix, Inc. *	1,200	7,008
Afgri, Ltd.	8,620	7,056
Aggreko PLC	2,431	36,188
Air Methods Corp. *	100	3,362
Ajinomoto Company, Inc.	5,000	47,072
Alapis Holding Industrial & Commercial SA	9,369	6,769
Alberto-Culver Company	1,300	38,077
Alexion Pharmaceuticals, Inc. *	800	39,056
Alfresa Holdings Corp.	400	15,837
Alico, Inc. (a)	100	2,846
Align Technology, Inc. * (a)	1,300	23,166
Alkermes, Inc. *	1,600	15,056
Allergan, Inc.	2,100	132,321
Alliance Data Systems Corp. *	400	25,836
Alliance Imaging, Inc. *	200	1,142
Alliance One International, Inc. *	2,600	12,688
Allos Therapeutics, Inc. * (a)	300	1,971
Almost Family, Inc. *	100	3,953
Alnylam Pharmaceuticals, Inc. *	700	12,334
Alphatec Holdings, Inc. *	1,000	5,340
Altria Group, Inc.	13,464	264,298
AMAG Pharmaceuticals, Inc. *	300	11,409
Amedisys, Inc. * (a)	500	24,280
American Banknote SA	200	2,169
American Dental Partners, Inc. *	200	2,580
American Italian Pasta Company, Class A *	300	10,437
American Medical Systems Holdings, Inc. * (a)	1,000	19,290
AMERIGROUP Corp. *	1,000	26,960
AmerisourceBergen Corp.	2,400	62,568
Amgen, Inc. *	6,828	386,260
Amicus Therapeutics, Inc. *	400	1,588
AMN Healthcare Services, Inc. *	400	3,624
Amorepacific Corp. *	25	20,042
AmSurg Corp. *	500	11,010
Amvig Holdings, Ltd.	4,000	1,635
Amylin Pharmaceuticals, Inc. *	1,900	26,961
Anadolu Efes Biracilik ve Malt Sanayii AS	1,058	11,854
Anadys Pharmaceuticals, Inc. *	1,300	2,743
Andersons, Inc.	100	2,582
AngioDynamics, Inc. *	200	3,216
Anhanguera Educacional Participacoes SA *	800	11,368
Anheuser-Busch InBev NV	2,468	127,507
Anika Therapeutics, Inc. *	500	3,815
Apollo Group, Inc., Class A *	800	48,464
Arbitron, Inc.	200	4,684
Archer-Daniels-Midland Company	5,512	172,581
Ardea Biosciences, Inc. *	300	4,200
Arena Pharmaceuticals, Inc. *	600	2,130
Ariad Pharmaceuticals, Inc. *	1,900	4,332
Ariake Japan Company, Ltd.	500	7,426
Arqule, Inc. *	600	2,214
Aryzta AG	797	29,727
Asahi Breweries, Ltd.	1,500	27,509
Asia Food & Properties, Ltd. *	9,000	3,809
Aspen Pharmacare Holdings, Ltd. *	2,184	21,768
Assisted Living Concepts, Inc. *	160	4,219
Associated British Foods PLC	2,912	38,644
Assura Group, Ltd. *	5,036	2,557
Astellas Pharmaceuticals, Inc.	1,400	52,148
Astra Agro Lestari Tbk PT	2,000	4,814
AstraZeneca PLC, SADR (a)	4,600	215,924
Athenahealth, Inc. *	500	22,620
Atria PLC	525	8,286
ATS Medical, Inc. *	1,700	5,491
Autostrade SpA	1,159	30,127
Auxilium Pharmaceuticals, Inc. * (a)	700	20,986
Avery Dennison Corp.	1,200	43,788
Avis Budget Group, Inc. * (a)	2,200	28,864
Avon Products, Inc.	2,800	88,200
AWB, Ltd. *	8,572	8,652
Axfood AB	100	2,923
B&G Foods, Inc.	300	2,754
Babcock International Group PLC	2,859	27,401
Bachem Holding AG	51	3,273
Balrampur Chini Mills, Ltd.	5,350	15,124
Bare Escentuals, Inc. *	1,400	17,122
Baron de Ley SA *	66	3,060
Barrett Business Services, Inc.	312	3,834
Barry Callebaut AG *	20	12,626
Basilea Pharmaceutica AG *	119	7,355
Bavarian Nordic A/S *	150	4,136
Baxter International, Inc.	3,500	205,380
Beckman Coulter, Inc.	700	45,808
Becton, Dickinson & Company	1,500	118,290
Beiersdorf AG	429	28,195
Benesse Corp.	400	16,727
BIM Birlesik Magazalar AS	359	16,643
Bio Reference Labs, Inc. *	100	3,919
Biocryst Pharmaceuticals, Inc. *	1,300	8,398

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Biodel, Inc. *	1,100	$4,774
Biogen Idec, Inc. *	2,500	133,750
BioMarin Pharmaceutical, Inc. * (a)	1,300	24,453
BioMerieux SA	61	7,095
BioMimetic Therapeutics, Inc. *	600	7,158
BioScrip, Inc. *	700	5,852
Biotest AG	188	10,463
Biovail Corp.	1,500	21,055
Bisi International PT *	47,500	6,831
Blue Nile, Inc. * (a)	300	18,999
Blyth, Inc.	250	8,430
Bonduelle SCA	60	6,834
Bongrain SA *	43	3,262
Boston Beer Company, Inc. *	100	4,660
Boston Scientific Corp. *	20,716	186,444
Bowne & Company, Inc.	806	5,384
Brambles, Ltd.	6,902	41,811
BRF - Brasil Foods SA *	400	20,948
Bristol-Myers Squibb Company	12,675	320,044
Britannia Industries, Ltd.	195	6,988
British American Tobacco Malaysia BHD	800	9,976
British American Tobacco PLC, SADR	3,800	245,708
British American Tobacco PLC	963	31,240
Britvic PLC	1,286	8,474
Brookdale Senior Living, Inc. *	1,500	27,285
Brown Forman Corp., Class B	450	24,106
Bruker BioSciences Corp. *	2,100	25,326
Brunel International NV	442	14,798
BTG PLC *	3,898	10,888
Bunge, Ltd. (a)	1,700	108,511
Bunzl PLC	2,935	31,818
Bureau Veritas SA	318	16,472
C&C Group PLC	1,096	4,713
C.R. Bard, Inc.	800	62,320
Cadbury PLC, SADR	2,400	123,336
Cadence Pharmaceuticals, Inc. * (a)	800	7,736
Calavo Growers, Inc.	300	5,100
Cal-Maine Foods, Inc.	400	13,632
Campbell Soup Company	1,544	52,187
Campofrio Alimentacion SA *	807	7,686
Canada Bread Company, Ltd.	100	4,996
Cangene Corp. *	400	1,951
Cantel Medical Corp. *	200	4,036
Capella Education Company *	300	22,590
Capita Group PLC	3,825	46,136
Caraco Pharmaceutical Labs *	1,200	7,248
Cardiac Science Corp. *	1,200	2,676
Cardinal Health, Inc.	3,765	121,384
Cardiome Pharma Corp. *	300	1,337
Cardtronics, Inc. *	700	7,749
Care UK PLC	700	4,751
Career Education Corp. *	1,300	30,303
CareFusion Corp. *	1,982	49,570
Carl Zeiss Meditec AG	602	10,738
Carlsberg AS, B Shares	702	51,805
Carrefour SA	1,986	95,486
Casino Guichard-Perrachon SA	282	25,273
Catalyst Health Solutions, Inc. *	600	21,882
CBIZ, Inc. *	900	6,930
CDI Corp.	200	2,590
Celera Corp. *	1,500	10,365
Celesio AG	622	15,803
Celgene Corp. *	2,600	144,768
Centene Corp. *	812	17,190
Central Garden & Pet Company, Class A *	500	4,970
Central Garden & Pet Company *	400	4,280
Centros Comerciales Sudamericanos SA	5,133	17,356
Cenveo, Inc. *	1,600	14,000
Cephalon, Inc. * (a)	300	18,723
Cepheid, Inc. *	700	8,736
Cermaq ASA *	1,000	9,636
Chaoda Modern Agriculture Holdings, Ltd.	28,480	30,294
Charles River Laboratories International, Inc. *	900	30,321
Chattem, Inc. *	300	27,990
Chemed Corp.	200	9,594
China Agri-Industries Holdings, Ltd.	8,000	10,376
China Green Holdings, Ltd.	3,000	2,840
China Huiyuan Juice Group, Ltd.	11,000	7,797
China Shineway Pharmaceutical Group, Ltd.	5,000	9,308
China Yurun Food Group, Ltd	10,000	29,511
Chiquita Brands International, Inc. * (a)	500	9,020
Christian Dior SA	341	35,048
Chugai Pharmaceutical Company, Ltd.	900	16,767
Church & Dwight, Inc.	900	54,405
Cia Cervecerias Unidas SA, ADR (a)	500	19,510
Cintra Concesiones de Infraestructuras de Transporte SA	3,229	37,710
Cipla, Ltd.	3,066	22,010
CJ CheilJedang Corp. *	103	18,083
CJ Corp. *	119	6,379
Clinical Data, Inc. *	300	5,478
Clorox Company	1,200	73,200
Coca Cola Hellenic Bottling Company SA	1,000	23,020
Coca-Cola Amatil, Ltd.	2,844	29,307
Coca-Cola Enterprises, Inc.	3,300	69,960
Coca-Cola Femsa SAB de CV, SADR	200	13,144
Coca-Cola West Japan Company, Ltd.	200	3,517
Cochlear, Ltd.	512	31,616
COFCO International, Ltd.	6,000	5,354
Coinstar, Inc. *	500	13,890
Colgate-Palmolive Company	3,228	265,180
Colgate-Palmolive India, Ltd. *	468	6,652
Coloplast AS	150	13,633
Colruyt SA	117	28,210
Community Health Systems, Inc. *	1,500	53,400
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	400	30,048
Compass Group PLC	12,354	88,235
ConAgra Foods, Inc.	3,800	87,590
Conceptus, Inc. * (a)	500	9,380
CONMED Corp. *	600	13,680
Connaught PLC	406	2,327
ConnectEast Group	52,436	20,322

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Consolidated Graphics, Inc. *	200	$7,004
Constellation Brands, Inc., Class A *	2,801	44,620
Continucare Corp. *	3,000	13,110
Convergys Corp. *	2,400	25,800
Copeinca ASA *	1,400	11,269
Corinthian Colleges, Inc. * (a)	1,100	15,147
Corn Products International, Inc.	1,100	32,153
Cornell Corrections, Inc. *	400	9,080
Corporate Executive Board Company	500	11,410
Corporate Express Australia, Ltd.	1,749	6,176
Corrections Corp. of America *	1,700	41,735
CorVel Corp. *	100	3,354
Cosan SA Industria e Comercio *	1,300	18,952
Cosco Pacific, Ltd.	6,000	7,633
CoStar Group, Inc. *	300	12,531
Cott Corp. *	800	6,624
Covance, Inc. *	900	49,113
Coventry Health Care, Inc. *	2,100	51,009
Covidien PLC	116	5,555
CRA International, Inc. *	300	7,995
Cramo Oyj, Series B	941	16,109
Cross Country Healthcare, Inc. *	500	4,955
Crucell NV *	396	7,936
Cryolife, Inc. *	300	1,926
CSL, Ltd.	1,983	57,690
Cubist Pharmaceuticals, Inc. *	900	17,073
Cutera, Inc. *	300	2,553
Cyberonics, Inc. *	200	4,088
Cypress Biosciences, Inc. *	500	2,880
Cytokinetics, Inc. *	1,200	3,492
Dabur India, Ltd.	2,138	7,260
Dai Nippon Printing Company, Ltd.	3,000	37,827
Daiichi Sankyo Company, Ltd.	3,000	62,770
Daikokutenbussan Company, Ltd. *	300	8,255
Dainippon Sumitomo Pharma Company, Ltd.	1,000	10,443
Dairy Crest Group PLC	1,305	7,639
Daiseki Company, Ltd.	500	10,067
Danisco AS	415	27,715
Davide Campari Milano SpA	1,032	10,752
Davis Service Group PLC	980	6,280
DaVita, Inc. *	900	52,866
Dean Foods Company *	2,300	41,492
Del Monte Foods Company	3,100	35,154
Delhaize Group	700	53,704
Deluxe Corp.	800	11,832
Dendreon Corp. *	900	23,652
DENTSPLY International, Inc.	1,500	52,755
DepoMed, Inc. *	1,200	4,020
Det Ostasiatiske Kompagni AS	298	10,414
DeVry, Inc.	600	34,038
DexCom, Inc. *	600	4,848
Diageo PLC, SADR	3,200	222,112
Diagnostic & Therapeutic Center of Athens Hygeia SA	1,997	4,715
Diagnosticos da America SA *	900	29,217
Diamond Foods, Inc.	300	10,662
Diamond Management & Technology Consultants, Inc.	600	4,422
Dollar Financial Corp. *	400	9,464
Dollar Thrifty Automotive Group, Inc. *	600	15,366
Dr. Pepper Snapple Group, Inc.	3,700	104,710
Dr. Reddy’s Laboratories, Ltd., ADR (a)	900	21,789
Drugstore.com, Inc. *	1,500	4,635
Durect Corp. *	600	1,482
Duskin Company, Ltd.	600	10,636
Dyax Corp. *	600	2,034
Dydo Drinco, Inc.	100	3,085
DynCorp International, Inc. *	800	11,480
Ebro Puleva SA	858	17,817
Edwards Lifesciences Corp. *	500	43,425
Egis Gyogyszergyar Nyrt.	93	9,244
Eisai Company, Ltd.	900	32,991
Elan Corp. PLC, SADR *	3,100	20,212
Electro Rent Corp.	200	2,308
Elekta AB, Series B	1,152	27,455
Eli Lilly & Company	7,300	260,683
Elizabeth Arden, Inc. *	600	8,664
Embotelladoras Arca SA de CV	4,800	15,961
Emergency Medical Services Corp., Class A *	300	16,245
Emergent Biosolutions, Inc. *	200	2,718
Emeritus Corp. *	200	3,750
Empire Company, Ltd.	200	9,122
Endo Pharmaceutical Holdings, Inc. *	1,700	34,867
Ennis, Inc.	200	3,358
Enzo Biochem, Inc. *	1,300	6,994
Enzon Pharmaceuticals, Inc. * (a)	700	7,371
Equifax, Inc.	1,800	55,602
Essilor International SA	954	56,795
Estee Lauder Companies, Inc., Class A	1,000	48,360
Euronet Worldwide, Inc. *	330	7,243
EV3, Inc. *	2,300	30,682
Evotec AG *	5,636	17,148
Exactech, Inc. *	100	1,731
Exelixis, Inc. *	1,500	11,055
Exlservice Holdings, Inc. *	500	9,080
Experian Group, Ltd.	4,912	48,558
Exponent, Inc. *	100	2,784
Express Scripts, Inc. *	1,900	164,255
Ezaki Glico Company, Ltd.	1,000	11,111
Facet Biotech Corp. *	260	4,571
FAES FARMA SA	465	2,363
Farmer Brothers Company	400	7,896
Financiere Marc de Lacharriere SA (Fimalac)	165	9,179
FirstService Corp. *	200	3,882
Fisher & Paykel Healthcare Corp.	6,444	15,789
Flowers Foods, Inc.	1,100	26,136
Fomento Economico Mexicano SA de CV, SADR	1,100	52,668
Forest Laboratories, Inc. *	3,500	112,385
Forrester Research, Inc. *	300	7,785
Forth Ports PLC	298	5,410
Fortune Brands, Inc.	1,800	77,760
Foster’s Group, Ltd.	11,127	54,754

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Fraser & Neave Holdings BHD	2,100	$6,500
Fraser and Neave, Ltd.	7,000	20,801
Fresenius AG	201	12,512
Fresenius Medical Care AG & Co KGaA	1,000	53,010
Fresenius SE	589	42,094
Fresh Del Monte Produce, Inc. *	1,000	22,100
FTI Consulting, Inc. *	700	33,012
Fuji Oil Company, Ltd.	400	5,823
G4S PLC	9,075	37,927
Galenica Holding AG	30	10,851
Garda World Security Corp. *	200	1,956
Gartner Group, Inc., Class A *	1,400	25,256
Gedeon Richter Rt.	147	33,276
General Mills, Inc.	1,500	106,215
Genmab A/S *	380	6,009
Genomic Health, Inc. *	500	9,780
Genoptix, Inc. *	300	10,659
Gen-Probe, Inc. *	700	30,030
Gentiva Health Services, Inc. *	400	10,804
Genus PLC	1,065	11,585
Genzyme Corp. *	2,354	115,370
George Weston, Ltd.	400	25,594
Geron Corp. *	2,000	11,100
Getinge AB, Series B	1,295	24,576
GFK AG	202	7,002
Gilead Sciences, Inc. *	5,700	246,696
Gillette India, Ltd.	248	6,887
GL Events SA	168	4,109
GlaxoSmithKline PLC, ADR	8,400	354,900
Glenmark Pharmaceuticals, Ltd.	334	1,973
Global Bio-Chem Technology Group Company, Ltd.	10,000	2,447
Global Cash Access, Inc. *	1,000	7,490
Global Payments, Inc.	800	43,088
Golden Agri-Resources, Ltd. *	41,000	14,762
Goodman Fielder, Ltd.	20,604	29,991
GrainCorp., Ltd.	585	3,239
Great Lakes Dredge & Dock Company	800	5,184
Green Mountain Coffee Roasters, Inc. * (a)	650	52,956
Greencore Group PLC	532	1,060
Greene King PLC	1,452	9,556
Greggs PLC	350	2,445
Grifols SA	1,108	19,308
Groupe DANONE	1,841	112,116
Groupe Steria SA	719	22,046
Gruma SA de CV, SADR *	200	1,394
Grupo Bimbo SA de CV	2,900	18,887
Grupo Continential SA de CV	8,200	20,735
Grupo Modelo SA *	2,000	11,099
GTx, Inc. * (a)	600	2,520
Guyenne & Gascogne SA	102	9,252
GZI Transportation, Ltd.	5,640	2,243
H & R Block, Inc.	2,100	47,502
H&E Equipment Services, Inc. *	700	7,343
H. Lundbeck AS	487	8,864
H.J. Heinz Company	2,100	89,796
Haemonetics Corp. *	400	22,060
Hain Celestial Group, Inc. *	600	10,206
Hakon Invest AB	916	14,284
Halozyme Therapeutics, Inc. *	1,500	8,805
Hamburger Hafen und Logistik AG	130	5,024
Hanger Orthopedic Group, Inc. *	700	9,681
Hanmi Pharm Company, Ltd. *	23	2,521
Hansen Natural Corp. *	700	26,880
Harashin Narus Holdings Company, Ltd.	400	4,561
Harvard Bioscience, Inc. *	1,500	5,355
Hays PLC	14,281	23,808
Health Management Associates, Inc., Class A *	4,100	29,807
Health Net, Inc. *	2,300	53,567
Healthcare Services Group, Inc.	600	12,876
Healthsouth Corp. *	1,700	31,909
Healthspring, Inc. *	600	10,566
Healthways, Inc. *	600	11,004
Heartland Payment Systems, Inc.	500	6,565
HeartWare International, Inc. *	200	7,094
Heidrick & Struggles International, Inc.	300	9,372
Heineken Holding NV	785	32,889
Heineken NV	1,157	54,823
Helen of Troy, Ltd. *	500	12,230
Hengan International Group Company, Ltd.	4,000	29,659
Henkel AG & Company KGaA	916	40,908
Henry Schein, Inc. *	1,200	63,120
Herbalife, Ltd.	1,000	40,570
Hershey Company	1,400	50,106
Hertz Global Holdings, Inc. *	6,800	81,056
Hewitt Associates, Inc., Class A *	1,000	42,260
Hey Song Corp.	14,000	8,270
Hi Sun Technology China, Ltd. *	15,000	8,379
Hikma Pharmaceuticals PLC	623	5,101
Hill International, Inc. *	800	4,992
Hillenbrand, Inc.	700	13,188
Hill-Rom Holdings, Inc.	900	21,591
Hindustan Unilever, Ltd.	1,743	9,861
Hisamitsu Pharmaceutical Company, Inc.	300	9,679
Hite Brewery Company, Ltd. *	40	5,829
Hite Holdings Company, Ltd. *	51	1,260
Hi-Tech Pharmacal Company, Inc. *	200	5,610
HMS Holdings Corp. *	400	19,476
Hogy Medical Company, Ltd.	100	4,842
Hologic, Inc. *	3,800	55,100
Homeserve PLC	668	18,126
Hopewell Highway Infrastructure, Ltd.	12,600	7,676
Hormel Foods Corp.	1,700	65,365
Hospira, Inc. *	1,700	86,700
House Food Corp.	200	2,842
Hudson Highland Group, Inc. *	200	948
Human Genome Sciences, Inc. *	1,500	45,900
Humana, Inc. *	2,500	109,725
Huron Consulting Group, Inc. *	200	4,608
Husqvarna AB, A Shares *	1,070	7,454
Husqvarna AB, B Shares *	3,585	26,467
IBT Education, Ltd.	1,865	6,839

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
ICF International, Inc. *	200	$5,360
ICU Medical, Inc. *	200	7,288
Idenix Pharmaceuticals, Inc. *	400	860
IDEXX Laboratories, Inc. * (a)	500	26,720
IJM Plantations BHD	6,600	4,767
Illovo Sugar, Ltd.	1,857	7,993
Illumina, Inc. * (a)	1,100	33,715
Immucor, Inc. *	800	16,192
Immunogen, Inc. *	500	3,930
Immunomedics, Inc. *	900	2,889
Impax Laboratories, Inc. *	700	9,520
Imperial Sugar Company	300	5,232
Imperial Tobacco Group PLC, ADR	800	50,704
Imperial Tobacco Group PLC	5,453	171,852
Inageya Company, Ltd.	1,000	10,290
Incyte Corp. *	1,000	9,110
Indofood Sukses Makmur Tbk PT	31,000	11,625
Ingles Markets, Inc.	100	1,513
Inovio Biomedical Corp. * (a)	2,000	2,280
Inspire Pharmaceuticals, Inc. *	1,400	7,728
Insulet Corp. *	400	5,712
Integra LifeSciences Holdings Corp. *	300	11,034
Interactive Data Corp.	1,320	33,396
Intercell AG *	488	18,056
Intermediate Parfums, Inc.	200	2,434
Intermune, Inc. *	600	7,824
Internet Brands, Inc., Class A *	800	6,264
Intersections, Inc. *	1,300	6,370
Intertek Group PLC	1,429	28,773
Intuitive Surgical, Inc. * (a)	400	121,328
Invacare Corp.	700	17,458
Inverness Medical Innovations, Inc. *	1,200	49,812
IOI Corp. BHD	16,853	26,915
IPC The Hospitalist Company *	200	6,650
Ipsen SA	190	10,554
Iron Mountain, Inc. *	2,575	58,607
Isis Pharmaceuticals, Inc. * (a)	1,600	17,760
ITC, Ltd.	4,223	22,662
ITO EN, Ltd.	400	5,999
ITT Educational Services, Inc. *	300	28,788
J & J Snack Foods Corp.	190	7,592
J Sainsbury PLC	8,623	44,835
J.M. Smucker Company	1,800	111,150
Jackson Hewitt Tax Service, Inc. *	100	440
Japan Tobacco, Inc.	19	64,109
Jarden Corp.	1,700	52,547
Jazz Pharmaceuticals, Inc. *	800	6,304
JBS SA	2,700	14,311
Jeronimo Martins, SGPS SA	2,306	22,937
Johnson & Johnson	17,959	1,156,739
Kaken Pharmaceutical Company, Ltd.	1,000	8,473
Kalbe Farma Tbk PT	51,500	7,090
Kameda Seika Company, Ltd.	400	7,078
Kamigumi Company, Ltd.	3,000	21,799
Kao Corp.	2,000	46,690
Kellogg Company	2,428	129,170
Kelly Services, Inc., Class A *	400	4,772
Kendle International, Inc. *	100	1,831
Kenexa Corp. *	600	7,830
Kensey Nash Corp. *	100	2,550
Kerry Group PLC	1,026	30,242
Kesko Oyj	774	25,529
Kforce, Inc. *	400	5,000
Kid Brands, Inc. *	200	876
Kikkoman Corp.	2,000	24,434
Kimberly-Clark Corp.	2,000	127,420
Kindred Healthcare, Inc. *	600	11,076
Kinetic Concepts, Inc. *	900	33,885
King Pharmaceuticals, Inc. *	3,500	42,945
Kirin Brewery Company, Ltd.	2,000	31,884
Kissei Pharmaceutical Company, Ltd.	1,000	19,737
Kobayashi Pharmaceutical Company, Ltd.	200	7,997
Koninklijke Ahold NV	6,720	89,154
Korian	370	10,601
Korn/Ferry International *	800	13,200
Kose Corp.	200	4,038
Kraft Foods, Inc., Class A	12,300	334,314
KT&G Corp.	465	25,695
Kulim Malaysia BHD	3,100	6,818
K-V Pharmaceutical Company, Class A *	1,100	4,037
KWS Saat AG	30	5,149
Kyorin Company, Ltd.	1,000	14,606
Kyowa Hakko Kogyo Company, Ltd.	2,000	21,040
Laboratorios Almirall SA	481	6,309
Laboratory Corp. of America Holdings *	1,200	89,808
Lance, Inc.	400	10,520
Landauer, Inc.	100	6,140
Lannett Company, Inc. *	600	3,546
Lavendon Group PLC	5,310	5,995
Learning Tree International, Inc. *	300	3,582
LECG Corp. *	400	1,196
Lender Processing Services, Inc.	800	32,528
LG Household & Health Care, Ltd. *	46	11,499
LHC Group, Inc. *	200	6,722
Lien Hwa Industrial Corp.	15,000	7,357
Life Technologies Corp. *	2,400	125,352
LifePoint Hospitals, Inc. *	800	26,008
Lifeway Foods, Inc. *	200	2,376
Ligand Pharmaceuticals, Inc., Class B *	3,600	7,812
Lincare Holdings, Inc. *	900	33,408
Lincoln Educational Services Corp. *	400	8,668
Lindt & Spruengli AG-REG	1	24,574
Live Nation, Inc. *	500	4,255
Loblaw Companies, Ltd.	800	25,916
Localiza Rent A Car SA	300	3,311
Loomis AB	280	3,056
L’Oreal SA	772	85,711
Lorillard, Inc.	1,400	112,322
Lotte Chilsung Beverage Company, Ltd. *	10	7,233
Lotte Confectionery Company, Ltd. *	5	5,552
Luminex Corp. *	400	5,972
Luxottica Group SpA, SADR	400	10,272

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Luxottica Group SpA	390	$10,103
M & F Worldwide Corp. *	300	11,850
MacDonald Dettwiler & Associates, Ltd. *	400	16,293
Mac-Gray Corp. *	400	4,120
Magellan Health Services, Inc. *	500	20,365
MAKO Surgical Corp. *	700	7,770
Mannatech, Inc.	400	1,248
Mannkind Corp. * (a)	900	7,884
Manpower, Inc.	1,200	65,496
MAP Pharmaceuticals, Inc. *	500	4,765
Maple Leaf Foods, Inc.	400	4,463
Martek Biosciences Corp. *	300	5,682
Maruha Group, Inc.	3,000	4,077
Masimo Corp. *	700	21,294
Matrixx Initiatives, Inc. *	500	2,110
MAXIMUS, Inc.	200	10,000
Maxygen, Inc. *	300	1,827
McBride PLC	3,988	13,616
McCormick & Company, Inc.	1,200	43,356
McGrath Rentcorp	500	11,180
McKesson Corp.	2,200	137,500
MDS, Inc. *	2,500	19,577
Meda AB, Series A	2,924	26,377
MedCath Corp. *	500	3,955
Medco Health Solutions, Inc. *	3,200	204,512
Medical Action, Inc. *	500	8,030
Mediceo Holdings Company, Ltd.	900	11,113
Medicines Company *	400	3,336
Medicis Pharmaceutical Corp., Class A	600	16,230
Medifast, Inc. *	400	12,232
Medivation, Inc. *	500	18,825
MEDNAX, Inc. *	700	42,077
MedQuist, Inc. *	432	2,890
Medtronic, Inc.	7,244	318,591
MEGMILK SNOW BRAND Company, Ltd. *	500	7,346
MEIJI Holdings Company, Ltd. *	500	18,808
Meitec Corp.	500	6,736
Merck & Company, Inc.	17,204	628,634
Merck KGaA	358	33,462
Merge Healthcare, Inc. *	1,400	4,704
Meridian Bioscience, Inc.	500	10,775
Merit Medical Systems, Inc. *	300	5,787
Mermaid Marine Australia, Ltd.	601	1,627
Metcash, Ltd.	7,274	29,115
Metro AG	461	28,099
Metro, Inc.	900	33,751
Michael Page International PLC	1,081	6,554
Micromet, Inc. * (a)	800	5,328
Microvision, Inc. * (a)	1,600	5,072
Midas, Inc. *	200	1,690
Mikuni Coca-Cola Bottling Company, Ltd.	1,000	7,784
Millipore Corp. *	500	36,175
Mochida Pharmaceutical Company, Ltd.	1,000	8,926
Molina Healthcare, Inc. *	600	13,722
Molson Coors Brewing Company, Class B	1,400	63,224
Momenta Pharmaceuticals, Inc. *	200	2,522
Monro Muffler Brake, Inc.	200	6,688
Monster Worldwide, Inc. *	1,600	27,840
Moody’s Corp. (a)	2,000	53,600
Morinaga Milk Industry Company, Ltd.	3,000	11,837
Morningstar, Inc. * (a)	600	29,004
Mouchel Parkman PLC	373	1,605
MPS Group, Inc. *	1,200	16,488
Multi-Color Corp.	100	1,221
Mundra Port and Special Economic Zone, Ltd.	820	9,698
Mvelaphanda Group, Ltd. *	10,184	9,549
Mylan, Inc. * (a)	2,600	47,918
Myriad Genetics, Inc. *	1,000	26,100
Myriad Pharmaceuticals, Inc. *	250	1,258
Nabi Biopharmaceuticals *	400	1,960
Namyang Dairy Products Company, Ltd. *	17	8,089
Nash Finch Company	200	7,418
National Beverage Corp. *	651	9,023
National Healthcare Corp.	100	3,611
Natura Cosmeticos SA	1,100	22,923
Natus Medical, Inc. *	500	7,395
Navigant Consulting Company *	1,000	14,860
NBTY, Inc. *	900	39,186
Nektar Therapeutics *	1,000	9,320
Neogen Corp. *	150	3,542
Nestle Malaysia BHD	900	8,700
Nestle SA	11,535	560,403
Netflix, Inc. *	700	38,598
Network Healthcare Holdings, Ltd. *	10,169	19,008
Neurocrine Biosciences, Inc. *	1,600	4,352
NeurogesX, Inc. * (a)	340	2,621
NeuroSearch A/S *	102	1,509
NICHIREI Corp.	2,000	6,926
Nihon Kohden Corp.	400	6,340
Nippon Flour Mills Company, Ltd.	1,000	4,960
Nippon Meat Packers, Inc.	2,000	22,980
Nippon Shinyaku Company, Ltd.	1,000	11,160
Nippon Suisan Kaisha, Ltd.	1,200	3,379
Nissha Printing Company, Ltd.	300	14,756
Nisshin Oillio Group, Ltd.	2,000	10,036
Nisshin Seifun Group, Inc.	1,000	13,431
Nissin Corp.	3,000	6,464
Nissin Food Products Company, Ltd.	600	19,549
Nissui Pharmaceutical Company, Ltd.	500	3,516
Nobel Biocare Holding AG, Series BR	345	11,546
Northern Foods PLC	2,299	2,480
Novartis AG, SADR (a)	8,600	468,098
Novavax, Inc. * (a)	1,200	3,192
Novo Nordisk A/S	1,400	89,390
Novozymes AS, B Shares	250	25,922
NPS Pharmaceuticals, Inc. *	400	1,360
Nutreco Holding NV	446	25,002
NutriSystem, Inc.	300	9,351
Nuvasive, Inc. * (a)	500	15,990
NxStage Medical, Inc. *	900	7,515
Obagi Medical Products, Inc. *	300	3,600
Obrascon Huarte Lain Brasil SA	200	3,886

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Odyssey Healthcare, Inc. *	600	$9,348
Olam International, Ltd.	7,000	13,109
Omega Pharma SA	224	11,218
Omnicare, Inc.	1,800	43,524
On Assignment, Inc. *	600	4,290
OncoGenex Pharmaceutical, Inc. *	100	2,228
Ono Pharmaceutical Company, Ltd.	600	25,637
Onyx Pharmaceuticals, Inc. *	700	20,538
OPG Groep NV	313	5,738
Opko Health, Inc. *	1,900	3,477
Optimer Pharmaceuticals, Inc. *	600	6,768
OraSure Technologies, Inc. *	600	3,048
Orell Fuessli Holding AG	57	7,776
Orexigen Therapeutics, Inc. *	600	4,464
Oriflame Cosmetics AB	91	5,426
Oriola-KD Oyj	3,601	22,733
Orion Corp. *	57	14,156
Orion Oyj, Series A	518	11,183
Orion Oyj, Series B	915	19,702
Orkla ASA	2,400	23,417
Orpea SA	163	7,374
Orthovita, Inc. *	600	2,106
OSI Pharmaceuticals, Inc. *	400	12,412
Osiris Therapeutics, Inc. *	500	3,570
Osteotech, Inc. *	400	1,280
Overhill Farms, Inc. *	1,000	4,860
Overstock.com, Inc. *	200	2,712
Pacific Brands, Ltd. *	5,817	5,836
Pain Therapeutics, Inc. *	900	4,824
Palomar Medical Technologies, Inc. *	100	1,008
Pan Fish ASA *	44,000	31,962
Par Pharmaceutical Companies, Inc. *	900	24,354
Parexel International Corp. *	1,100	15,510
Paris Miki, Inc.	800	6,695
Parkway Holdings, Ltd. *	9,000	18,591
Parmalat SpA	14,950	41,891
Patterson Companies, Inc. *	1,600	44,768
Paychex, Inc.	2,465	75,528
PDI, Inc. *	300	1,446
PDL BioPharma, Inc. (a)	1,900	13,034
Peets Coffee & Tea, Inc. *	100	3,333
Penauille Polyservices SA	416	1,828
PepsiAmericas, Inc.	1,271	37,189
PepsiCo, Inc.	10,689	649,891
Perdigao SA *	492	12,876
Pernod-Ricard SA	1,162	99,741
Perrigo Company	1,000	39,840
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	9,000	7,929
PetMed Express, Inc. (a)	300	5,289
Pfizer, Inc.	49,535	901,042
Pharmaceutical Product Development, Inc.	1,500	35,160
Pharmasset, Inc. *	300	6,210
Pharmaxis, Ltd. *	6,309	15,287
PharMerica Corp. *	300	4,764
PHH Corp. *	900	14,499
Philip Morris International, Inc.	12,207	588,255
Phonak Holding AG	109	13,180
Piramal Healthcare, Ltd.	649	5,144
PLUS Expressways BHD	10,000	9,519
Poniard Pharmaceuticals, Inc. *	500	915
Poyry Oyj	603	9,659
POZEN, Inc. *	1,300	7,787
PPB Group BHD	3,600	16,736
Premier Foods PLC *	51,558	29,504
Pre-Paid Legal Services, Inc. *	100	4,108
Prestige Brands Holdings, Inc. *	1,300	10,218
Primary Health Care, Ltd.	3,282	17,551
Procter & Gamble Company	17,774	1,077,638
Progenics Pharmaceuticals, Inc. *	200	888
Programmed Maintenance Services, Ltd.	3,886	13,303
Providence Service Corp. *	500	7,900
PSS World Medical, Inc. *	900	20,313
Psychiatric Solutions, Inc. *	800	16,912
PZ Cussons PLC	1,458	6,315
Q.P. Corp.	900	9,557
Qiagen AG *	1,865	41,661
Qinetiq PLC	11,015	28,801
Quanta Services, Inc. *	2,800	58,352
Quest Diagnostics, Inc.	1,200	72,456
Quidel Corp. * (a)	400	5,512
R.R. Donnelley & Sons Company	2,600	57,902
Raffles Education Corp., Ltd.	22,000	6,280
Raffles Medical Group, Ltd. *	7,000	7,207
Ralcorp Holdings, Inc. *	800	47,768
Ramirent Oyj *	239	2,330
Ramsay Health Care, Ltd.	719	7,009
Randstad Holdings NV *	1,047	51,768
Rank Group PLC *	1,980	2,652
Reckitt Benckiser PLC	3,190	172,827
Recordati SpA	1,275	9,487
Regeneron Pharmaceuticals, Inc. *	1,100	26,598
RehabCare Group, Inc. *	300	9,129
Remy Cointreau SA	111	5,628
Rent-A-Center, Inc. *	800	14,176
Rentokil Initial PLC *	29,942	55,511
Res-Care, Inc. *	700	7,840
ResMed, Inc. *	800	41,816
Resources Connection, Inc. *	700	14,854
Revlon, Inc. *	300	5,103
Reynolds American, Inc.	2,400	127,128
Rhoen-Klinikum AG	1,133	27,712
Rigel Pharmaceuticals, Inc. *	800	7,608
Ritchie Bros. Auctioneers, Inc.	700	15,856
Robert Half International, Inc. (a)	1,200	32,076
Roche Holdings AG CHF	100	17,459
Roche Holdings AG - Genusschein	2,127	361,837
Rohto Pharmaceutical Company, Ltd.	1,000	11,510
Rollins, Inc.	1,300	25,064
RPS Group PLC	1,673	5,818
RSC Holdings, Inc. *	1,400	9,856
RTI Biologics, Inc. *	1,400	5,376

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Ruchi Soya Industries, Ltd.	3,000	$5,915
Ruddick Corp.	700	18,011
S1 Corp. *	180	7,486
SABMiller PLC	5,748	168,557
Safeway, Inc.	3,500	74,515
Safilo Group SpA *	2,468	2,028
SAIC, Inc. *	2,075	39,301
Salix Pharmaceuticals, Ltd. *	700	17,780
Sanderson Farms, Inc.	400	16,864
Sangamo Biosciences, Inc. *	700	4,144
Sanofi-Aventis SA, ADR	7,500	294,525
Sanofi-Aventis SA	101	7,917
Santarus, Inc. *	1,300	6,006
Santen Pharmaceutical Company, Ltd.	400	12,790
Sao Martinho SA *	500	4,858
Sapporo Holdings, Ltd.	2,000	10,894
Saputo, Inc.	1,100	32,342
Sara Lee Corp.	6,900	84,042
Savient Pharmaceuticals, Inc. *	700	9,527
Savills PLC	3,206	16,567
Seattle Genetics, Inc. *	1,400	14,224
Securitas AB, Series B	2,105	20,544
Seneca Foods Corp. *	200	4,774
Sequenom, Inc. * (a)	800	3,312
Serco Group PLC	3,260	27,715
Service Corp. International	3,200	26,208
Shenzhen International Holdings, Ltd.	45,000	3,399
Shimadzu Corp.	3,000	19,889
Shionogi & Company, Ltd.	1,000	21,627
Shire PLC, ADR	1,100	64,570
Shiseido Company, Ltd.	2,000	38,333
Shoprite Holdings, Ltd.	2,385	21,011
Shutterfly, Inc. *	200	3,562
Sigma Pharmaceuticals, Ltd.	20,199	17,885
Sino Biopharmaceutical, Ltd.	96,000	30,463
Sirona Dental Systems, Inc. *	800	25,392
Sixt AG	395	12,434
Skilled Healthcare Group, Inc. *	300	2,235
Sligro Food Group NV	122	4,193
Smart Balance, Inc. *	900	5,400
Smith & Nephew PLC	1,100	56,375
Smithfield Foods, Inc. *	2,500	37,975
Societe BIC SA	221	15,296
Societe Generale de Surveillance Holdings AG	26	33,856
Sohgo Security Services Company, Ltd.	1,000	11,152
Somanetics Corp. *	300	5,265
Sonic Healthcare, Ltd.	2,607	35,904
SonoSite, Inc. * (a)	300	7,089
SOS Cuetara SA *	665	2,061
Sotheby’s (a)	800	17,984
Southern Cross Healthcare, Ltd. *	1,847	4,116
Souza Cruz SA	400	13,169
Spar Group, Ltd.	1,244	11,968
Spartan Stores, Inc.	200	2,858
Spectranetics Corp. *	700	4,872
Spectrum Pharmaceuticals, Inc. * (a)	1,100	4,884
Spherion Corp. *	800	4,496
SSL International PLC	2,303	29,062
St. Jude Medical, Inc. *	1,590	58,480
Stada Arzneimittel AG	532	18,419
Stallergenes SA	185	15,540
Standard Foods Corp.	6,000	8,269
Standard Parking Corp. *	200	3,176
Stantec, Inc. *	200	5,813
StarTek, Inc. *	800	5,984
Steiner Leisure, Ltd. *	200	7,952
STERIS Corp.	544	15,216
Sterling Biotech, Ltd.	2,768	5,595
Stewart Enterprises, Inc., Class A	800	4,120
Sthree PLC	3,291	15,622
Straumann Holding AG	53	14,939
Strayer Education, Inc.	300	63,747
Stryker Corp.	2,628	132,372
SuccessFactors, Inc. * (a)	700	11,606
Suedzucker AG	616	12,790
Sun Healthcare Group, Inc. *	900	8,253
Sun Pharmaceutical Industries, Ltd.	351	11,483
Sunrise Senior Living, Inc. *	300	966
Super-Sol, Ltd.	2,422	12,314
SUPERVALU, Inc.	2,900	36,859
SurModics, Inc. *	200	4,532
Swedish Match AB	924	20,199
Symmetry Medical, Inc. *	400	3,224
Synovis Life Technologies, Inc. *	100	1,291
Synta Pharmaceuticals Corp. *	300	1,518
Sysco Corp.	3,859	107,820
Sysmex Corp.	300	15,658
Taisho Pharmaceuticals Company, Ltd.	1,000	17,109
Takeda Pharmaceutical Company, Ltd.	3,000	123,167
Targacept, Inc. *	400	8,368
Tate & Lyle PLC	3,546	24,661
Team, Inc. *	400	7,524
Techne Corp.	600	41,136
Tejon Ranch Company *	300	8,766
TeleTech Holdings, Inc. *	900	18,027
Tenet Healthcare Corp. *	8,000	43,120
Terumo Corp.	400	23,938
Tesco PLC	42,644	292,999
Teva Pharmaceutical Industries, Ltd., SADR	3,925	220,507
Thai Union Frozen Products PCL	8,700	7,894
The Advisory Board Company *	300	9,198
The Coca-Cola Company	14,679	836,703
The Cooper Companies, Inc.	700	26,684
The Ensign Group, Inc.	200	3,074
The Geo Group, Inc. *	700	15,316
The Great Atlantic & Pacific Tea Company, Inc. * (a)	1,000	11,790
The Kroger Company	5,459	112,073
The Scotts Miracle-Gro Company, Class A	900	35,379
The Standard Register Company	200	1,020
Theravance, Inc. *	600	7,842
Thoratec Corp. *	800	21,536

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
ThromboGenics NV *	334	$7,161
Ticketmaster Entertainment, Inc. *	120	1,466
Tiger Brands, Ltd.	1,427	33,037
Tingyi Cayman Islands Holding Corp.	6,000	14,851
TKC Corp.	400	7,566
TNS, Inc. *	400	10,276
TomoTherapy, Inc. *	2,100	8,190
Tootsie Roll Industries, Inc. (a)	411	11,253
Toppan Forms Company, Ltd.	800	8,303
Toppan Printing Company, Ltd.	5,000	40,450
Transcontinental, Inc., Class A	500	6,177
Transurban Group, Ltd. *	5,368	26,592
Tree.com, Inc. *	20	183
TreeHouse Foods, Inc. *	600	23,316
Trimeris, Inc. *	500	1,310
Triple-S Management Corp. *	400	7,040
TrueBlue, Inc. *	500	7,405
Tsingtao Brewery Company, Ltd., Series H	2,000	11,067
Tsumura & Company, Ltd.	400	12,883
Tupperware Brands Corp.	1,000	46,570
Tyson Foods, Inc., Class A	4,400	53,988
UCB SA	567	23,744
UNI Charm Corp.	200	18,723
Unilever Indonesia Tbk PT	14,000	16,417
Unilever NV	4,078	132,883
Unilever PLC, SADR (a)	5,500	175,450
Uni-President China Holdings, Ltd.	16,000	11,724
Uni-President Enterprises Corp.	18,113	22,218
United Drug PLC	3,863	11,787
United Natural Foods, Inc. *	700	18,718
United Plantations Berhad	2,400	9,572
United Rentals, Inc. *	300	2,943
United Spirits, Ltd.	164	4,394
United Therapeutics Corp. *	800	42,120
UnitedHealth Group, Inc.	8,900	271,272
Universal Corp. (a)	400	18,244
Universal Health Services, Inc., Class B	1,200	36,600
Universal Robina Corp.	27,000	9,481
Universal Technical Institute, Inc. *	300	6,060
USANA Health Sciences, Inc. *	200	6,380
USG People NV *	965	17,403
Valassis Communications, Inc. *	500	9,130
Valeant Pharmaceuticals International *	700	22,253
Valor Company, Ltd.	1,000	7,719
Vanda Pharmaceuticals, Inc. *	400	4,496
Varian Medical Systems, Inc. *	1,100	51,535
VCA Antech, Inc. *	1,400	34,888
Vector Group, Ltd.	1,060	14,840
Vertex Pharmaceuticals, Inc. *	1,600	68,560
Viad Corp.	400	8,252
Vical, Inc. *	900	2,961
Vilmorin & Compagnie SA	95	11,715
Vina Concha Y Toro SA, ADR	300	12,483
ViroPharma, Inc. *	1,000	8,390
Visa, Inc.	3,900	341,094
Viscofan SA	232	5,886
VistaPrint NV * (a)	500	28,330
Vital Images, Inc. *	100	1,269
VITAL KSK HOLDINGS, Inc. *	1,200	7,063
Vitasoy International Holdings, Ltd.	12,000	8,415
Vivus, Inc. *	900	8,271
Volcano Corp. *	600	10,428
Volt Information Sciences, Inc. *	500	5,000
W.S. Atkins PLC	1,648	16,252
Want Want China Holdings, Ltd.	15,000	10,462
Warner Chilcott PLC *	1,600	45,552
Watson Pharmaceuticals, Inc. *	1,500	59,415
Watson Wyatt Worldwide, Inc., Class A *	500	23,760
WD-40 Company	300	9,708
Wei Chuan Food Corp. *	9,000	12,180
Weight Watchers International, Inc.	1,100	32,076
Weis Markets, Inc.	300	10,908
WellCare Health Plans, Inc. *	800	29,408
WellPoint, Inc. *	4,700	273,963
West Pharmaceutical Services, Inc.	500	19,600
Western Union Company	4,700	88,595
Whole Foods Market, Inc. * (a)	1,900	52,155
William Morrison Supermarket PLC	14,470	64,511
Wilmar International, Ltd.	5,000	22,691
Winn-Dixie Stores, Inc. *	800	8,032
Wire Card AG	551	7,575
Wockhardt, Ltd. *	1,455	5,380
Woolworths, Ltd.	3,653	91,501
Wright Express Corp. *	500	15,930
Wright Medical Group, Inc. *	600	11,370
Xchanging PLC	4,028	13,335
XenoPort, Inc. *	500	9,280
Yakult Honsha Company, Ltd.	500	15,054
Yamazaki Baking Company, Ltd.	1,000	11,836
Yanion International Holdings, Ltd. *	28,000	6,394
Young Innovations, Inc.	100	2,478
Ypsomed Holding AG *	2	125
Yuhan Corp. *	101	15,432
Zeltia SA *	2,108	11,568
Zeria Pharmaceutical Company, Ltd.	1,000	9,153
Zhejiang Expressway Company, Ltd., Class H	12,000	11,030
Zimmer Holdings, Inc. *	1,800	106,398
Zoll Medical Corp. *	300	8,016
Zymogenetics, Inc. *	2,200	14,058

		34,037,681

Diversified - 0.33%
Aboitiz Equity Ventures, Inc.	38,000	7,391
Ackermans & Van Haaren NV	310	23,070
Aditya Birla Nuvo, Ltd.	491	9,228
Aker ASA	250	6,936
Alfa SA de CV	1,400	8,803
Allied Group, Ltd.	2,000	5,283
Amalgamated Holdings, Ltd.	3,339	16,726
AVI, Ltd.	4,242	12,001
Barloworld, Ltd.	2,065	12,546
Beijing Enterprises Holdings, Ltd.	4,000	28,759
Bergman & Beving AB, Series B	25	334

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Diversified (continued)
Bidvest Group, Ltd.	1,720	$30,047
C C Land Holdings, Ltd.	7,000	3,227
China Merchants Holdings International Company, Ltd.	6,321	20,363
CITIC Resources Holdings, Ltd. *	11,500	3,348
DCC PLC	1,040	29,044
Dogan Sirketler Grubu Holdings AS	10,683	7,365
Empresas Copec SA	421	6,275
First Pacific Company	24,000	14,452
GEA Group AG	1,483	33,017
Gome Electrical Appliances Holdings, Ltd. *	36,000	12,953
Grupo Carso SA de CV	5,300	16,205
GS Holdings Corp. *	500	14,459
Guangdong Investment, Ltd.	34,000	19,795
Guangzhou Investment Company, Ltd.	48,423	13,648
Hunting PLC	1,995	18,755
Hutchison Whampoa, Ltd.	8,000	54,761
Imperial Holdings, Ltd.	1,333	15,930
Impulsora Del Desarrollo Y El Empleo en America Latina SAB de CV *	13,100	13,268
Imtech NV	426	11,432
Keppel Corp., Ltd.	5,000	29,093
KOC Holdings AS *	4,095	12,047
Leucadia National Corp. *	3,400	80,886
LG Corp. *	304	18,997
LVMH Moet Hennessy SA	803	90,163
MAX India, Ltd. *	1,717	8,141
Mitie Group PLC	2,329	8,606
NWS Holdings, Ltd.	4,313	7,954
Ordina NV *	210	1,503
Resource America, Inc., Class A	565	2,283
Ruukki Group Oyj *	3,552	10,872
Schouw & Company A/S, Series B	100	1,819
SeAH Holdings Corp. *	102	5,237
Shanghai Industrial Holdings, Ltd.	4,000	20,348
Sime Darby BHD	9,700	25,403
Tongaat Hulett, Ltd.	510	6,809
Viohalco SA	1,796	10,179
Washington H Soul Pattinson & Company, Ltd.	1,874	22,799
Wendel	66	3,978
Wharf Holdings, Ltd.	7,000	40,027

		876,565

Energy - 6.99%
Acergy SA	503	7,932
Allis-Chalmers Energy, Inc. *	200	754
Alon USA Energy, Inc.	1,300	8,892
Alpha Natural Resources, Inc. *	1,416	61,426
Anadarko Petroleum Corp.	4,900	305,858
Apache Corp.	2,900	299,193
Arch Coal, Inc.	1,900	42,275
Arena Resources, Inc. *	500	21,560
Arrow Energy NL *	6,682	24,736
Atlas Energy, Inc. *	600	18,102
ATP Oil & Gas Corp. *	600	10,968
Atwood Oceanics, Inc. *	1,100	39,435
Australian Worldwide Exploration, Ltd. *	6,149	15,349
Baker Hughes, Inc.	2,667	107,960
Bankers Petroleum, Ltd. *	700	4,163
Beach Petroleum, Ltd.	23,815	19,603
Berry Petroleum Company, Class A	900	26,235
BG Group PLC	12,232	219,048
Bharat Petroleum Corp.	635	8,672
Bill Barrett Corp. *	700	21,777
Birchcliff Energy, Ltd. *	1,700	15,361
BJ Services Company	5,300	98,580
Bourbon SA	181	6,786
BP PLC, SADR	14,300	828,971
BP PLC	11,293	109,217
BPZ Energy, Inc. *	1,200	11,400
Brigham Exploration Company *	1,000	13,550
Bronco Drilling Company, Inc. *	700	3,549
Bumi Resources Tbk PT	163,500	42,219
Cabot Oil & Gas Corp.	1,500	65,385
Cairn Energy PLC *	8,820	47,003
Cairn India, Ltd. *	1,480	8,910
Cal Dive International, Inc. *	2,200	16,632
Calfrac Well Services, Ltd.	100	1,994
Caltex Australia, Ltd. *	721	5,983
Calvalley Petroleums, Inc., Class A *	500	1,296
Cameron International Corp. *	1,400	58,520
Canadian Natural Resources, Ltd.	2,000	145,336
Carbo Ceramics, Inc.	300	20,451
Carrizo Oil & Gas, Inc. * (a)	200	5,298
Cenovus Energy, Inc.	2,956	74,900
Centennial Coal Company, Ltd.	2,234	7,937
Cheniere Energy, Inc. *	700	1,694
Chesapeake Energy Corp.	6,600	170,808
Chevron Corp.	14,300	1,100,957
China Coal Energy Company, Series H	22,000	39,782
China Gas Holdings, Ltd.	16,000	8,656
China Oilfield Services, Ltd., Series H	10,000	11,914
China Petroleum & Chemical Corp., ADR	600	52,842
China Power New Energy Development Company, Ltd. *	100,000	7,130
China Shenhua Energy Company, Ltd.	11,500	55,601
Cia Espanola de Petroleos SA	245	7,654
Cie Generale de Geophysique-Veritas *	928	19,793
Cimarex Energy Company	1,400	74,158
Clayton Williams Energy, Inc. *	100	3,504
Clean Energy Fuels Corp. *	1,400	21,574
CNOOC, Ltd., ADR	600	93,270
CNPC Hong Kong, Ltd.	10,000	13,184
CNX Gas Corp. *	1,900	56,088
Compagnie Generale de Geophysique-Veritas *	800	17,000
Complete Production Services, Inc. *	1,700	22,100
Compton Petroleum Corp. *	600	539
Comstock Resources, Inc. *	600	24,342
Comverge, Inc. *	500	5,620
Concho Resources, Inc. *	1,200	53,880
Connacher Oil and Gas, Ltd. *	1,300	1,591
ConocoPhillips Company	15,400	786,478
CONSOL Energy, Inc.	1,500	74,700

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Contango Oil & Gas Company *	300	$14,103
Continental Resources, Inc. * (a)	1,800	77,202
Cosmo Oil Company, Ltd.	4,000	8,373
Covanta Holding Corp. *	984	17,801
Crew Energy, Inc. *	300	4,211
Crosstex Energy, Inc. (a)	1,000	6,050
CVR Energy, Inc. *	2,000	13,720
Dana Petroleum PLC *	944	17,785
Dawson Geophysical Company *	200	4,622
Daylight Resources Trust	1,870	18,220
Delek US Holdings, Inc.	1,200	8,172
Denbury Resources, Inc. *	4,400	65,120
Det Norske Oljeselskap ASA *	4,000	3,495
Devon Energy Corp.	3,900	286,650
Diamond Offshore Drilling, Inc.	1,000	98,420
Dragon Oil PLC *	5,726	35,717
Dresser-Rand Group, Inc. *	1,400	44,254
Dril-Quip, Inc. *	700	39,536
Eaga PLC	2,873	6,628
Eastern Star Gas, Ltd. *	13,898	10,206
El Paso Corp.	5,900	57,997
Enbridge, Inc.	1,254	58,309
EnCana Corp.	2,956	96,409
Encore Aquisition Company *	800	38,416
Energy World Corp., Ltd. *	24,742	8,643
Eni SpA, SADR (a)	4,200	212,562
ENSCO International PLC, SADR	2,100	83,874
Ensign Energy Services, Inc.	900	12,908
EOG Resources, Inc.	2,200	214,060
EQT Corp.	1,200	52,704
Essar Oil Ltd *	1,027	3,060
Esso SAF	21	2,606
Etablissements Maurel et Prom SA	1,051	19,082
EXCO Resources, Inc.	1,900	40,337
Exterran Holdings, Inc. * (a)	1,200	25,740
Exxon Mobil Corp.	25,470	1,736,799
Fairborne Energy, Ltd. *	400	1,824
First Solar, Inc. * (a)	500	67,700
Flint Energy Services, Ltd. *	200	1,845
FMC Technologies, Inc. *	1,100	63,624
Forest Oil Corp. * (a)	1,500	33,375
Formosa Petrochemical Corp.	3,000	7,699
Frontier Oil Corp.	1,500	18,060
Fuelcell Energy, Inc. *	600	2,256
Fugro NV	632	36,092
Fushan International Energy Group, Ltd.	16,000	15,580
FX Energy, Inc. *	1,300	3,705
Galleon Energy, Inc. *	300	1,512
Galp Energia SGPS SA	240	4,132
Gazprom OAO, SADR	3,900	97,218
Georesources, Inc. *	300	4,098
Gintech Energy Corp. *	5,000	14,422
Global Industries, Ltd. *	2,600	18,538
GMX Resources, Inc. *	100	1,374
Goodrich Petroleum Corp. *	600	14,610
Grupa Lotos SA *	726	7,989
Gulf Islands Fabrication, Inc.	100	2,103
Gulfport Energy Corp. *	900	10,305
Halliburton Company	5,800	174,522
Headwaters, Inc. *	1,000	6,520
Helix Energy Solutions Group, Inc. *	1,000	11,750
Hellenic Petroleum SA	1,357	15,080
Helmerich & Payne, Inc. (a)	1,900	75,772
Hercules Offshore, Inc. *	900	4,302
Hess Corp.	2,500	151,250
Hidili Industry International Development, Ltd. *	13,000	16,175
Hindustan Petroleum Corp., Ltd.	939	7,904
Holly Corp.	800	20,504
Hornbeck Offshore Services, Inc. *	600	13,968
Husky Energy, Inc.	800	23,009
Idemitsu Kosan Company, Ltd.	200	11,584
Imperial Oil, Ltd.	900	34,990
Indian Oil Corp., Ltd.	1,530	10,034
Inpex Holdings, Inc.	3	22,516
International Coal Group, Inc. * (a)	800	3,088
ION Geophysical Corp. *	400	2,368
Iteration Energy, Ltd. *	4,700	5,438
Ivanhoe Energy, Inc. *	900	2,547
James River Coal Company *	700	12,971
Japan Petroleum Exploration Company, Ltd.	200	8,781
JKX Oil & Gas PLC	308	1,388
John Wood Group PLC	3,912	19,325
Key Energy Services, Inc. *	2,700	23,733
Lufkin Industries, Inc.	200	14,640
Lukoil Oil Company, ADR	900	50,413
Lundin Petroleum AB, Series A *	2,903	22,842
Lupatech SA *	100	1,545
MacArthur Coal, Ltd.	2,684	26,759
Maire Tecnimont SpA	3,578	12,711
Marathon Oil Corp.	7,200	224,784
Mariner Energy, Inc. *	400	4,644
Massey Energy Company (a)	1,500	63,015
Matrix Service Company *	500	5,325
McMoran Exploration Company *	1,000	8,020
Medco Energi Internasional Tbk PT	35,000	9,109
Melrose Resources PLC	307	1,340
MOL Hungarian Oil and Gas Nyrt *	561	50,045
Motor Oil Hellas Corinth Refineries SA	798	12,122
Murphy Oil Corp.	1,700	92,140
Nabors Industries, Ltd. *	5,000	109,450
National Fuel Gas Company	600	30,000
National Oilwell Varco, Inc.	4,700	207,223
Natural Gas Services Group, Inc. *	100	1,885
Neste Oil Oyj	398	7,058
New Hope Corp., Ltd.	1,732	7,269
New Zealand Refining Company, Ltd.	3,261	8,820
Newfield Exploration Company *	1,900	91,637
Newpark Resources, Inc. *	1,011	4,277
Nexen, Inc.	3,234	77,986
Niko Resources, Ltd.	400	37,634
Nippon Mining Holdings, Inc.	10,500	44,953
Nippon Oil Corp.	7,000	32,409

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Noble Corp.	500	$20,350
Noble Energy, Inc.	1,500	106,830
Norsk Hydro ASA *	3,700	30,758
NuVista Energy, Ltd. *	800	9,546
Occidental Petroleum Corp.	6,100	496,235
Oceaneering International, Inc. *	500	29,260
Oil & Natural Gas Corp., Ltd.	1,221	30,903
Oil Search, Ltd.	4,813	26,259
Oil States International, Inc. *	900	35,361
OMV AG	992	43,441
OPTI Canada, Inc. *	1,100	2,135
Origin Energy, Ltd.	3,142	47,170
PA Resources AB *	475	1,617
Panhandle Oil and Gas, Inc.	100	2,590
Paramount Resources, Ltd. *	200	2,811
Parker Drilling Company *	2,500	12,375
Pason Systems, Inc.	1,200	13,367
Patterson-UTI Energy, Inc.	2,600	39,910
Peabody Energy Corp.	1,700	76,857
Penn Virginia Corp.	500	10,645
PetroBakken Energy, Ltd.	922	28,492
Petrobank Energy & Resources, Ltd. *	1,000	48,965
PetroChina Company, Ltd., Class H	92,000	109,608
Petrofac, Ltd.	2,024	33,703
PetroHawk Energy Corp. *	3,000	71,970
Petroleo Brasileiro SA, ADR	4,000	190,720
Petroleo Brasileiro SA, SADR	5,600	237,384
Petroleum Development Corp. *	400	7,284
Petroleum Geo-Services ASA *	3,109	35,305
Petrolifera Petroleum, Ltd. *	400	371
Petrominerales, Ltd. *	400	7,190
Petronas Dagangan BHD	3,500	8,870
Petroplus Holdings AG *	805	14,671
Petroquest Energy, Inc. *	200	1,226
Pioneer Drilling Company *	300	2,370
Pioneer Natural Resources Company	1,900	91,523
Plains Exploration & Production Company *	1,900	52,554
PNOC Energy Development Corp.	82,000	8,280
Polish Oil & Gas Company	5,354	7,081
Polski Koncern Naftowy Orlen SA *	609	7,150
Premier Oil PLC *	388	6,878
Pride International, Inc. * (a)	3,000	95,730
Progress Energy Resources Corp.	1,300	17,589
ProSafe ASA	954	6,041
Prosafe Production Public, Ltd. *	2,200	4,713
PTT Exploration & Production PCL	5,800	25,573
PTT PCL - Foreign Shares	3,700	27,301
Q-Cells AG *	211	3,456
Questar Corp.	2,500	103,925
Quicksilver Resources, Inc. * (a)	2,800	42,028
Range Resources Corp.	1,100	54,835
Reliance Industries, Ltd.	5,297	123,566
Renewable Energy Corp. AS *	470	3,596
Repsol YPF SA, ADR	800	21,328
Repsol YPF SA	2,142	57,189
Riversdale Mining, Ltd. *	685	4,401
Rosetta Resources, Inc. *	300	5,979
Rosneft Oil Company, GDR *	1,440	12,384
Rowan Companies, Inc. *	1,700	38,488
Royal Dutch Shell PLC, ADR, Class B	16,800	976,584
RPC, Inc.	1,400	14,560
Saipem SpA	1,091	37,479
Salamander Energy PLC *	742	3,555
SandRidge Energy, Inc. * (a)	2,500	23,575
Santos, Ltd.	3,082	38,808
Sasol, Ltd., SADR	2,000	79,880
Savanna Energy Services Corp.	400	2,650
SBM Offshore NV	488	9,549
Schlumberger, Ltd.	8,300	540,247
Schoeller-Bleckmann Oilfield Equipment AG	46	2,202
SEACOR Holdings, Inc. *	300	22,875
SeaDrill, Ltd., GDR	2,243	56,816
Seahawk Drilling, Inc. *	213	4,801
Sechilienne-Sidec SA	300	12,084
Sevan Marine ASA *	4,000	6,945
ShawCor, Ltd., Class A	600	16,838
Shell Refining Company Federation
of Malaya BHD	2,800	8,594
Showa Shell Sekiyu K.K.	2,000	16,273
SK Energy Company, Ltd.	323	32,388
Smith International, Inc. (a)	3,200	86,944
Soco International PLC *	870	18,804
S-Oil Corp.	290	13,451
Solarworld AG	724	15,866
South Australia Coal Corp. *	1,936	243
Southern Union Company	1,700	38,590
Southwestern Energy Company *	2,300	110,860
Spectra Energy Corp.	4,200	86,142
St. Mary Land & Exploration Company	500	17,120
StatoilHydro ASA, SADR (a)	3,400	84,694
Stone Energy Corp. *	200	3,610
Storm Exploration, Inc. *	200	2,492
Straits Asia Resources, Ltd.	8,000	14,713
Subsea 7, Inc. *	1,400	23,287
Suncor Energy, Inc.	10,139	360,733
Sunoco, Inc.	1,600	41,760
SunPower Corp., Class A *	200	4,736
Sunpower Corp., Class B *	709	14,854
Superior Energy Services, Inc. *	1,400	34,006
Superior Well Services, Inc. *	600	8,556
Surgutneftegaz OJSC, ADR	2,000	17,750
Swift Energy Company *	200	4,792
T-3 Energy Services, Inc. *	100	2,550
Talisman Energy, Inc.	5,500	103,547
Technip SA	901	63,136
Terna Energy SA	278	2,504
Tesco Corp. *	200	2,582
Tesoro Corp. (a)	2,000	27,100
TETRA Technologies, Inc. *	1,600	17,728
TGS Nopec Geophysical Company ASA *	1,000	18,047
Thai Oil PCL	7,000	8,976
Theolia SA *	179	739

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Tidewater, Inc.	800	$38,360
TonenGeneral Sekiyu K.K.	2,000	16,665
Total SA, SADR	6,600	422,664
Trans-Canada Corp.	2,527	87,443
Trican Well Service, Ltd.	1,500	20,165
Trinidad Drilling, Ltd.	2,100	14,196
Tullow Oil PLC	3,581	74,678
Tupras Turkiye Petrol Rafine AS	1,188	23,523
UK Coal PLC *	992	1,194
Union Drilling, Inc. *	900	5,625
Unit Corp. *	1,000	42,500
UTS Energy Corp. *	2,400	5,232
VAALCO Energy, Inc. *	1,900	8,645
Valero Energy Corp.	3,700	61,975
Venoco, Inc. *	900	11,736
Vero Energy, Inc. *	300	1,271
W&T Offshore, Inc.	500	5,850
Walter Energy, Inc.	700	52,717
Warren Resources, Inc. *	300	735
Weatherford International, Ltd. *	900	16,119
Wellstream Holdings PLC	551	4,697
Western Refining, Inc. * (a)	900	4,239
Whiting Petroleum Corp. *	800	57,160
Willbros Group, Inc. *	600	10,122
Williams Companies, Inc.	4,000	84,320
Woodside Petroleum, Ltd.	1,571	66,029
XTO Energy, Inc.	6,100	283,833
Yanzhou Coal Mining Company, Ltd., Class H	4,000	8,752
Yanzhou Coal Mining Company, Ltd.	1,300	28,379

		18,664,077
Financial - 13.25%
1st Source Corp.	600	9,654
Aareal Bank AG *	1,065	20,112
Aberdeen Asset Management PLC	7,201	15,561
Abington Bancorp, Inc.	600	4,134
ABSA Group, Ltd.	1,681	29,108
Acom Company, Ltd.	310	4,702
Admiral Group PLC	1,381	26,344
Aegon NV *	11,893	75,792
Aetna, Inc.	3,300	104,610
Affiliated Managers Group, Inc. * (a)	500	33,675
AFLAC, Inc.	3,100	143,375
Africa-Israel Investments, Ltd. *	594	7,384
African Bank Investments, Ltd.	6,694	26,996
AGF Management, Ltd.	1,356	22,041
Agricultural Bank of Greece SA *	2,722	7,450
Aichi Bank, Ltd.	100	7,203
Aioi Insurance Company, Ltd.	2,000	9,562
Akbank AS	3,972	25,123
Akita Bank, Ltd.	3,000	11,722
Alleghany Corp. *	100	27,600
Allgreen Properties, Ltd.	11,000	9,540
Allianz SE	1,994	248,199
Allied Irish Banks PLC, SADR *	1,000	3,510
Allied Properties HK, Ltd. *	20,000	3,689
Allied World Assurance Holdings, Ltd.	800	36,856
Allreal Holding AG	41	4,876
Allstate Corp.	5,800	174,232
Alpha Bank A.E. *	4,746	54,906
Altisource Portfolio Solutions SA *	600	12,594
AMB Generali Holding AG	157	16,515
American Capital, Ltd. *	1,731	4,224
American Equity Investment Life Holding Company	700	5,208
American Express Company	7,400	299,848
American Financial Group, Inc.	1,600	39,920
American National Insurance Company	300	35,832
American Physicians Capital, Inc.	200	6,064
American Safety Insurance Holdings, Ltd. *	200	2,890
AmeriCredit Corp. * (a)	2,600	49,504
Ameriprise Financial, Inc.	2,600	100,932
Ameris Bancorp (a)	203	1,450
Amerisafe, Inc. *	200	3,594
Amlin PLC	5,558	31,911
AMMB Holdings BHD	15,200	22,113
AMP, Ltd.	11,066	66,647
Amtrust Financial Services, Inc.	900	10,638
Anglo Irish Bank Corp. PLC *	3,621	761
Aomori Bank, Ltd.	1,000	2,308
Aon Corp.	2,300	88,182
Aozora Bank, Ltd. *	7,000	7,397
April Group SA	269	9,307
Arch Capital Group, Ltd. *	800	57,240
Argo Group International Holdings, Ltd. *	500	14,570
Arrow Financial Corp.	206	5,150
Arthur J. Gallagher & Company	1,420	31,964
Ashmore Group PLC	2,022	8,790
Asia Financial Holdings, Ltd.	22,000	7,745
Aspen Insurance Holdings, Ltd.	1,200	30,540
Asset Acceptance Capital Corp. *	200	1,356
Assicurazioni Generali SpA	3,687	98,853
Associated Banc Corp.	1,800	19,818
Associated International Hotels, Ltd. *	2,000	4,463
Assurant, Inc.	1,700	50,116
Assured Guaranty, Ltd.	2,000	43,520
Astoria Financial Corp.	900	11,187
Australia and New Zealand Banking Group, Ltd.	13,022	264,943
Australian Stock Exchange, Ltd.	857	26,691
Avanza Bank Holding AB *	300	7,053
Avatar Holdings, Inc. *	100	1,701
Aviva PLC	20,827	131,903
Awa Bank, Ltd.	2,000	10,644
Axa Asia Pacific Holdings, Ltd.	2,623	15,433
AXA Group SA	10,603	250,763
Axis Bank, Ltd.	1,198	25,233
Axis Capital Holdings, Ltd.	2,000	56,820
Azimut Holding SpA	1,428	19,062
Babcock & Brown Wind Partners, Ltd	6,731	8,382
Baloise Holding AG	399	33,235
Banca Carige SpA	7,025	18,695
Banca Intermobiliare SpA *	2,375	10,707
Banca Monte dei Paschi Siena SpA	13,824	24,205

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Banca Popolare di Milano SpA	3,194	$22,658
Banca Popolare di Sondrio SCARL	1,186	12,176
BancFirst Corp.	200	7,408
Banche Popolari Unite SpA	4,010	57,440
Banco Bilbao Vizcaya Argentaria SA, ADR	9,856	177,802
Banco Bilbao Vizcaya Argentaria SA	3,148	57,024
Banco BPI SA	4,926	14,934
Banco Bradesco SA, ADR (a)	5,400	118,098
Banco Bradesco SA	2,600	44,307
Banco Comercial dos Acores SA	3,686	4,424
Banco Compartamos SA de CV, ADR	4,200	21,677
Banco de Chile	516	27,812
Banco de Sabadell SA	6,365	35,354
Banco de Valencia SA	1,769	13,464
Banco di Desio e della Brianza SpA	669	4,027
Banco do Brasil SA	1,500	25,294
Banco Espanol de Credito SA	577	7,045
Banco Espirito Santo SA	3,710	24,114
Banco Guipuzcoano SA	2,182	18,599
Banco Pastor SA	1,971	13,794
Banco Popolare Societa Cooperativa *	3,700	27,695
Banco Popular Espanol SA	6,121	44,690
Banco Santander Central Hispano SA, SADR	18,530	304,633
Banco Santander Central Hispano SA	15,896	261,170
Banco Santander Chile SA, ADR	300	19,434
BancorpSouth, Inc.	1,300	30,498
Bangkok Bank PCL, Foreign Shares	2,900	10,139
Bangkok Bank PCL, NVDR	3,700	12,881
Bank Central Asia Tbk PT	60,000	30,847
Bank Coop AG	219	15,030
Bank Danamon Indonesia Tbk PT	28,995	14,055
Bank Hapoalim, Ltd. *	7,512	32,570
Bank Leumi Le-Israel, Ltd. *	8,417	38,371
Bank Mandiri Tbk PT	33,500	16,778
Bank Mutual Corp.	1,200	8,304
Bank of America Corp. (a)	81,200	1,222,872
Bank of Ayudhya PCL	31,800	21,380
Bank of China, Ltd.	321,000	171,867
Bank of Communications Company, Ltd., Class H	17,000	19,574
Bank of East Asia, Ltd.	10,716	42,211
Bank of Greece SA	162	10,736
Bank of Hawaii Corp.	500	23,530
Bank of Ireland *	2,000	15,320
Bank of Kyoto, Ltd.	3,000	24,210
Bank of Montreal	2,200	117,483
Bank of New York Mellon Corp.	12,750	356,617
Bank of Nova Scotia	3,200	150,599
Bank of Piraeus SA *	5,752	65,632
Bank of Queensland, Ltd.	881	9,007
Bank of Saga, Ltd.	3,000	8,689
Bank of the Ozarks, Inc.	200	5,854
Bank of the Ryukyus, Ltd. *	900	10,242
Bank Pan Indonesia Tbk PT *	104,500	8,480
Bank Pekao SA *	521	29,373
Bank Rakyat Indonesia Tbk PT	29,500	23,837
Bank Sarasin & Compagnie AG, Series B *	196	$7,407
Bank Zachodni WBK SA *	124	8,138
BankFinancial Corp.	300	2,970
Bankinter SA, ADR	2,422	24,618
Banque Cantonale Vaudoise, Series B	51	20,225
Banque Nationale de Belgique	4	19,485
Barclays PLC, SADR	15,600	274,560
BB&T Corp. (a)	4,900	124,313
Beazley PLC	7,685	12,385
Bendigo and Adelaide Bank, Ltd.	2,282	20,006
Beneficial Mutual Bancorp, Inc. *	1,600	15,744
Berkshire Hill Bancorp, Inc.	200	4,136
Berner Kantonalbank	51	11,315
BGC Partners, Inc.	1,200	5,544
BinckBank N.V.	387	6,942
BlackRock, Inc., Class A	600	139,320
BM&F BOVESPA SA	8,000	55,599
BNP Paribas SA	3,892	307,132
BOC Hong Kong Holdings, Ltd.	13,500	30,500
BOK Financial Corp.	1,000	47,520
Bolsa Mexicana de Valores SA de CV *	5,700	6,693
Bolsas y Mercados Espanoles	144	4,621
Boston Private Financial Holdings, Inc.	1,106	6,382
BR Malls Participacoes SA *	1,700	20,746
BRE Bank SA *	246	22,090
Brit Insurance Holdings NV	5,430	17,232
Broadpoint Gleacher Securities, Inc. * (a)	1,300	5,798
Broadridge Financial Solutions, Inc.	2,000	45,120
Brookline Bancorp, Inc.	900	8,919
Brown & Brown, Inc.	1,900	34,143
Cabcharge Australia, Ltd.	479	2,573
Calamos Asset Management, Inc.	400	4,612
Camden National Corp.	200	6,540
Canaccord Capital, Inc.	1,200	11,898
Canadian Imperial Bank of Commerce	1,336	87,057
Canara Bank	847	7,021
Capital & Regional PLC *	1,359	743
Capital City Bank Group, Inc.	200	2,768
Capital One Financial Corp.	4,403	168,811
Capital Securities Corp. *	14,000	8,581
Capital Southwest Corp.	100	7,880
Capitaland, Ltd.	15,000	44,430
Capitec Bank Holdings, Ltd.	300	3,202
Capitol Bancorp, Ltd. (a)	900	1,764
Capitol Federal Financial	900	28,314
Cass Information Systems, Inc.	100	3,040
Cathay Financial Holdings Company, Ltd. *	15,450	28,627
Cathay General Bancorp (a)	700	5,285
Cathay Real Estate Development Company, Ltd. *	18,000	7,380
Catlin Group, Ltd.	4,951	27,162
CB Richard Ellis Group, Inc. *	3,000	40,710
Central Pacific Financial Corp. *	200	262
Challenger Financial Services Group, Ltd.	7,270	27,287
Chang Hwa Commercial Bank, Ltd.	29,000	13,727
Charles Schwab Corp.	7,400	139,268

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Chemical Financial Corp.	400	$9,432
Chesnara PLC	1,469	4,646
Cheung Kong Holdings, Ltd.	6,000	77,249
Chiba Bank, Ltd.	5,000	29,838
Chiba Kogyo Bank, Ltd. *	700	5,288
China Construction Bank Corp.	175,000	148,957
China Development Financial Holdings Corp. *	139,250	42,300
China Insurance International Holdings Company, Ltd. *	7,000	22,441
China Life Insurance Company, Ltd., SADR (a)	1,600	117,360
China Merchants Bank Company, Ltd.	15,600	40,469
China Overseas Land & Investment, Ltd.	16,960	35,469
China Resources Land, Ltd.	12,000	27,074
Chinatrust Finance Holding Company, Ltd.	43,344	26,808
Chong Hong Construction Company	4,000	8,041
Chubb Corp.	2,500	122,950
CI Financial Corp.	800	16,828
CIGNA Corp.	4,800	169,296
Cincinnati Financial Corp.	2,100	55,104
Citigroup, Inc. *	53,041	175,566
Citizens, Inc., Class A *	300	1,959
City Developments, Ltd.	2,000	16,315
City Holding Company	400	12,932
City National Corp.	700	31,920
Clifton Savings Bancorp, Inc.	500	4,685
Close Brothers Group PLC	2,056	22,740
CME Group, Inc.	700	235,165
CNA Financial Corp. *	2,600	62,400
CNA Surety Corp. *	700	10,423
CNP Assurances SA	228	22,075
Coastal Greenland, Ltd. *	4,000	311
Cohen & Steers, Inc. (a)	300	6,852
Columbia Banking System, Inc.	200	3,236
Comerica, Inc.	2,500	73,925
Commerce Asset Holdings BHD	7,700	28,864
Commerce Bancshares, Inc.	645	24,974
Commerzbank AG * (a)	5,493	46,055
Commonwealth Bank of Australia, Ltd.	5,647	275,360
Community Bank Systems, Inc.	600	11,586
Community Trust Bancorp, Inc.	300	7,335
CompuCredit Holdings Corp. (a)	1,301	4,332
Conseco, Inc. *	2,000	10,000
Consolidated Tomoka Land Company	200	6,988
Corpbanca SA, SADR	100	4,240
Corporacion Mapfre SA	4,256	17,783
Country Garden Holdings Company, Ltd.	32,000	11,810
Credit Acceptance Corp. *	500	21,050
Credit Agricole SA	3,667	63,929
Credit Saison Company, Ltd.	1,800	20,152
Credit Suisse Group AG, SADR	4,600	226,136
Credito Artigiano SpA	655	1,727
Credito Bergamasco SpA	157	5,227
Criteria Caixacorp SA	3,389	16,015
Cullen Frost Bankers, Inc.	900	45,000
CVB Financial Corp. (a)	900	7,776
Cyrela Brazil Realty SA	2,800	38,807
D. Carnegie & Company AB *	700	0
Daewoo Securities Company, Ltd.	1,300	21,860
Dah Sing Banking Group, Ltd. *	4,400	6,563
Dah Sing Financial Group *	800	4,411
Daikyo, Inc. *	1,000	2,124
Daisan Bank, Ltd. *	1,000	2,518
Daishi Bank, Ltd.	3,000	9,984
Daishin Securities Company, Ltd.	870	11,660
Daito Trust Construction Company, Ltd.	500	23,578
Daiwa Securities Group, Inc.	7,000	35,093
Danske Bank AS *	1,778	40,483
Danvers Bancorp, Inc.	200	2,598
DBS Group Holdings, Ltd.	7,000	76,110
Delphi Financial Group, Inc.	1,000	22,370
Den Norske Bank ASA *	5,320	57,752
Deutsche Bank AG (a)	3,900	276,549
Deutsche Boerse AG	811	67,428
Deutsche Postbank AG *	658	21,501
Deutsche Wohnen AG *	1,651	15,846
Development Securities PLC	1,292	7,125
Dexia SA *	2,411	15,166
Dime Community Bancshares	400	4,688
Discover Financial Services	7,200	105,912
Discovery Holdings, Ltd., ADR	3,521	15,223
DLF, Ltd.	741	5,701
Donegal Group, Inc.	304	4,724
Dongbu Insurance Company, Ltd.	320	8,855
Duff & Phelps Corp.	200	3,652
DVB Bank AG	130	4,659
E.Sun Financial Holding Company, Ltd. *	27,562	11,403
East West Bancorp, Inc.	1,000	15,800
Eaton Vance Corp.	900	27,369
Echo Investment SA *	5,340	7,769
EFG Eurobank Ergas SA *	3,504	38,861
EFG International, ADR	308	4,231
eHealth, Inc. *	200	3,286
Ehime Bank, Ltd.	1,000	2,821
EMC Insurance Group, Inc.	260	5,593
Employers Holdings, Inc.	600	9,204
Encore Bancshares, Inc. *	200	1,590
Encore Capital Group, Inc. *	600	10,440
Endurance Specialty Holdings, Ltd.	800	29,784
Enstar Group, Ltd. *	200	14,604
Enterprise Financial Services Corp.	100	771
Erie Indemnity Company, Class A	800	31,216
Erste Bank der Oesterreichischen Sparkassen AG	1,943	72,021
ESSA Bancorp, Inc.	200	2,340
Euler Hermes SA	217	16,122
Evercore Partners, Inc.	300	9,120
Everest Re Group, Ltd.	800	68,544
Evolution Group PLC	6,137	13,342
F&C Asset Management PLC	4,118	5,010
F.N.B. Corp.	1,100	7,469
Fairfax Financial Holdings, Ltd.	100	39,203
FBD Holdings PLC	77	762

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
FBL Financial Group, Inc., Class A	200	$3,704
Federal Bank, Ltd.	3,403	17,143
Federated Investors, Inc., Class B	1,200	33,000
Fidelity National Financial, Inc., Class A	4,200	56,532
Fidelity National Information Services, Inc.	2,700	63,288
Fifth Third Bancorp	11,000	107,250
Financial Federal Corp.	600	16,500
Financial Institutions, Inc.	100	1,178
Fionia Bank A/S *	550	0
First Acceptance Corp. *	800	1,560
First American Corp.	1,400	46,354
First Bancorp, North Carolina	300	4,191
First BanCorp, Puerto Rico	2,000	4,600
First Busey Corp.	200	778
First Commonwealth Financial Corp.	700	3,255
First Community Bancshares, Inc.	100	1,205
First Financial BanCorp.	300	4,368
First Financial Bankshares, Inc.	300	16,269
First Financial Corp., Indiana	400	12,208
First Financial Holding Company, Ltd.	40,085	24,711
First Financial Holdings, Inc.	100	1,299
First Financial Northwest, Inc.	500	3,275
First Horizon National Corp. * (a)	3,062	41,033
First Merchants Corp.	300	1,782
First Mercury Financial Corp.	200	2,742
First Midwest Bancorp, Inc. (a)	800	8,712
First Niagara Financial Group, Inc.	2,000	27,820
First Security Group, Inc.	300	714
FirstMerit Corp.	1,318	26,545
FirstRand, Ltd.	13,261	32,902
Flagstone Reinsurance Holdings, Ltd.	1,500	16,410
Flughafen Wien AG	263	13,130
Flushing Financial Corp.	800	9,008
Fondiaria-Sai SpA	869	13,738
Forest City Enterprises, Inc., Class A *	2,900	34,162
Fortis Group SA *	2,414	8,944
Franklin Resources, Inc.	1,600	168,560
Franshion Properties China, Ltd.	40,000	14,041
Fuhwa Financial Holdings Company, Ltd.	41,000	29,882
Fukuoka Financial Group, Inc.	8,000	27,762
Fulton Financial Corp.	2,800	24,416
Gafisa SA	1,500	24,321
GAM Holding, Ltd.	940	11,438
GAMCO Investors, Inc., Class A	100	4,829
GEK Group of Companies SA	925	8,097
Geniki Bank SA *	5,681	6,327
Genworth Financial, Inc., Class A *	3,800	43,130
German American Bancorp	200	3,250
Getin Holding SA *	6,659	20,400
GFI Group, Inc.	2,600	11,882
Glacier Bancorp, Inc.	1,200	16,464
GMP Capital, Inc.	600	7,240
Goldcrest Company, Ltd.	170	4,723
Goldman Sachs Group, Inc.	4,200	709,128
Great Eagle Holdings, Ltd,	4,108	10,623
Great Southern Bancorp, Inc.	200	4,272
Great-West Lifeco, Inc.	1,000	25,702
Greek Postal Savings Bank SA *	615	3,884
Greene County Bancshares, Inc. (a)	200	710
Greenhill & Company, Inc.	300	24,072
Greenlight Capital Re, Ltd., Class A *	600	14,142
Greentown China Holdings, Ltd.	11,500	17,766
Grenkeleasing AG	302	12,779
Grupo Catalana Occidente SA	291	6,525
Grupo Financiero Banorte SA de CV *	13,100	47,245
GSD Holding AS *	8,585	5,432
Guangzhou R&F Properties Company, Ltd., Class H	10,000	17,508
Hallmark Financial Services, Inc. *	500	3,980
Hana Financial Group, Inc. *	1,080	30,644
Hancock Holding Company	500	21,895
Hang Lung Properties, Ltd.	8,000	31,256
Hang Seng Bank, Ltd.	1,900	27,927
Hannover Rueckversicherung AG *	197	9,247
Hanover Insurance Group, Inc.	800	35,544
Hargreaves Lansdown PLC	1,126	5,320
Harleysville Group, Inc.	600	19,074
Harleysville National Corp.	200	1,288
Harris & Harris Group, Inc. *	600	2,742
Hartford Financial Services Group, Inc.	3,800	88,388
HCC Insurance Holdings, Inc.	1,600	44,752
HDFC Bank, Ltd., ADR (a)	300	39,024
HDFC Bank, Ltd.	236	8,601
Heartland Financial USA, Inc.	100	1,435
Heiwa Real Estate Company, Ltd.	3,500	11,239
Helical Bar PLC	514	2,818
Helvetia Patria Holding AG	24	7,412
Henderson Group PLC	3,377	6,692
Henderson Land Development Company, Ltd.	5,000	37,383
Higashi-Nippon Bank, Ltd.	3,000	5,744
Higo Bank, Ltd.	2,000	11,100
Hilltop Holdings, Inc. *	1,200	13,968
Hiscox PLC	4,702	24,041
Ho Bee Investment, Ltd.	7,000	8,520
Hokuetsu Bank, Ltd.	5,000	7,865
Hokuhoku Financial Group, Inc.	10,000	20,347
Home Bancshares, Inc.	208	5,007
Home Capital Group, Inc.	400	16,006
Home Federal Bancorp, Inc.	200	2,662
Hong Kong Exchanges & Clearing, Ltd.	3,300	58,748
Hong Leong Bank BHD	2,800	6,645
Hong Leong Credit BHD	3,700	7,990
Hopewell Holdings, Ltd.	6,000	19,331
Hopson Development Holdings, Ltd., GDR	6,000	8,587
Horace Mann Educators Corp.	500	6,250
HSBC Holdings PLC-Sponsored ADR	17,210	982,519
Hua Nan Financial Holdings Company, Ltd.	27,006	16,919
Huaku Development Company, Ltd.	3,000	7,582
Hudson City Bancorp, Inc.	6,600	90,618
Hung Poo Real Estate Development Corp.	5,000	7,965
Huntington Bancshares, Inc.	3,100	11,315
Hyakujushi Bank, Ltd.	2,000	6,956

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Hyundai Securities Company, Ltd.	1,170	$14,746
IBERIABANK Corp.	400	21,524
ICAP PLC	4,862	33,694
Ichiyoshi Securities Company, Ltd.	1,100	7,343
ICICI Bank, Ltd., SADR	2,200	82,962
IGM Financial, Inc.	700	28,386
Iida Home Max	200	3,169
Immsi SpA *	4,536	5,443
Independence Holding Company	200	1,160
Independent Bank Corp., Massachusetts	500	10,445
Indiabulls Real Estate, Ltd. *	4,034	19,537
Industrial & Commercial Bank of China, Ltd.	181,000	148,539
Industrial Alliance Insurance and Financial Services, Inc.	900	27,710
Industrial and Commercial Bank of China Asia, Ltd.	3,106	6,721
Industrial Bank of Korea *	1,290	15,408
ING Bank Slaski SA *	79	21,437
ING Groep NV, SADR *	7,242	71,044
ING Groep NV *	4,641	44,865
Intact Financial Corp.	800	28,417
Interactive Brokers Group, Inc. *	400	7,088
IntercontinentalExchange, Inc. *	800	89,840
Intermediate Capital Group PLC	1,123	4,966
International Assets Holding Corp. *	300	4,362
International Bancshares Corp.	1,300	24,609
Intesa Sanpaolo SpA *	31,475	141,028
Intrum Justitia AB	200	2,503
Invesco, Ltd.	3,400	79,866
Investec PLC	4,064	27,859
Investec, Ltd.	1,608	11,572
Investment Technology Group, Inc. *	900	17,730
Investors Bancorp, Inc. *	2,200	24,068
Itau Unibanco Holding SA	1,915	43,739
IVG Immobilien AG *	981	7,513
Iyo Bank, Ltd.	2,000	16,189
Janus Capital Group, Inc.	2,400	32,280
Jardine Lloyd Thompson Group PLC	1,381	10,776
Jefferies Group, Inc. *	2,400	56,952
JHSF Participacoes SA	2,000	4,254
JMP Group, Inc.	400	3,888
Jones Lang LaSalle, Inc.	700	42,280
Joyo Bank, Ltd.	5,000	19,965
JPMorgan Chase & Company	51,779	2,157,631
Julius Baer Group, Ltd.	940	32,830
Juroku Bank, Ltd.	3,000	10,937
Jyske Bank AS *	712	27,713
Kagawa Bank, Ltd.	1,000	3,422
Kagoshima Bank, Ltd.	2,000	13,955
Kasikornbank PCL - Foreign Shares	7,700	20,054
KB Financial Group, Inc., ADR	1,400	71,190
KBC Bancassurance Holding NV *	1,556	67,384
KBW, Inc. *	500	13,680
Kearny Financial Corp.	500	5,040
Keiyo Bank, Ltd.	2,000	8,861
Kenedix, Inc. *	4	1,286
Keppel Land, Ltd.	7,177	17,734
Kerry Properties, Ltd.	4,000	20,197
KeyCorp	6,200	34,410
King’s Town Bank *	36,000	10,272
Kingsway Financial Services, Inc.	1,600	2,800
Kita-Nippon Bank, Ltd.	100	2,655
Kiyo Holdings, Inc.	11,000	13,225
KLCC Property Holdings BHD	7,300	7,300
Knight Capital Group, Inc. *	1,800	27,720
Komercni Banka AS	109	23,236
Korea Investment Holdings Company, Ltd.	460	13,152
Korean Reinsurance Company, Ltd.	360	3,034
Kowloon Development Company, Ltd.	7,000	8,092
Kredyt Bank SA *	1,216	5,014
Krung Thai Bank PCL	42,800	12,645
KWG Property Holding, Ltd.	14,500	11,040
Lakeland Bancorp, Inc.	200	1,278
Lakeland Financial Corp.	200	3,450
Laurentian Bank of Canada	300	12,263
Legacy Bancorp, Inc.	100	986
Legal & General Group PLC	36,262	46,667
Legg Mason, Inc. (a)	2,100	63,336
Lend Lease Corp.	3,596	32,768
LeoPalace21 Corp. *	1,200	4,876
Liberty Holdings, Ltd. *	983	9,217
LIC Housing Finance, Ltd.	1,077	18,868
Life Partners Holdings, Inc. (a)	125	2,649
Lincoln National Corp.	4,100	102,008
Lippo Karawaci Tbk PT *	50,000	2,716
Lloyds TSB Group PLC, SADR * (a)	21,187	69,281
Lloyds TSB Group PLC *	28,330	22,743
Loews Corp.	4,565	165,938
London Stock Exchange Group PLC	1,258	14,555
Luzerner Kantonalbank AG	38	10,102
M&T Bank Corp.	1,634	109,298
Macquarie Group, Ltd.	1,127	48,251
Macquarie Korea Infrastructure Fund	1,650	6,943
Macquarie Media Group, Ltd.	10,800	18,542
MainSource Financial Group, Inc.	700	3,346
Malayan Banking BHD	18,145	36,343
Malaysian Plantations BHD	11,800	9,284
Man Group PLC, ADR	10,588	52,083
Marfin Financial Group SA Holdings *	6,690	19,028
Markel Corp. *	100	34,000
MarketAxess Holdings, Inc.	300	4,170
Marlin Business Services Corp. *	800	6,344
Marsh & McLennan Companies, Inc.	4,400	97,152
Marshall & Ilsley Corp.	2,200	11,990
MasterCard, Inc., Class A	800	204,784
Max Capital Group, Ltd.	800	17,840
MB Financial, Inc.	600	11,832
MBIA, Inc. * (a)	3,800	15,124
MCG Capital Corp. *	2,100	9,072
Meadowbrook Insurance Group, Inc.	1,100	8,140
Medallion Financial Corp.	300	2,451
Mediobanca SpA *	2,815	33,400
Mediolanum SpA	1,091	6,774

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Mega Financial Holding Company, Ltd.	47,000	$26,960
Mercury General Corp.	800	31,408
Meritz Fire & Marine Insurance Company, Ltd. *	1,030	6,022
MetLife, Inc.	8,400	296,940
Metropolitan Holdings, Ltd.	3,767	6,843
MF Global, Ltd. *	2,000	13,900
MGIC Investment Corp. * (a)	1,700	9,826
Midland Holdings, Ltd.	10,000	8,573
Migdal Insurance Holdings, Ltd. *	3,100	5,654
Milano Assicurazioni SpA	1,886	5,506
Minato Bank, Ltd. *	6,000	6,635
Mirae Asset Securities Company, Ltd.	306	17,002
Miramar Hotel & Investment Company, Ltd.	8,000	8,647
Mitsubishi Estate Company, Ltd.	3,000	47,584
Mitsubishi UFJ Financial Group, Inc.	52,847	258,749
Mitsui Fudosan Company, Ltd.	3,000	50,378
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,900	48,221
Mitsui Trust Holdings, Inc.	7,000	23,363
Mizuho Financial Group, Inc.	62,600	112,011
Mizuho Investors Securities Company, Ltd. *	7,000	6,761
Mizuho Trust & Banking Company, Ltd. *	9,000	8,345
MLP AG	663	7,660
Mobimo Holding AG *	62	10,554
Montpelier Re Holdings, Ltd.	1,100	19,052
Morgan Stanley	11,061	327,406
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	882	137,492
Musashino Bank, Ltd.	500	11,783
Nara Bancorp, Inc. *	200	2,268
NASDAQ OMX Group, Inc. *	2,800	55,496
National Australia Bank, Ltd.	8,650	210,482
National Bank of Canada	700	40,319
National Bank of Greece SA *	5,031	128,286
National Financial Partners Corp. *	900	7,281
National Interstate Corp.	200	3,392
National Penn Bancshares, Inc.	1,000	5,790
Natixis *	8,403	41,830
Navigators Group, Inc. *	400	18,844
NBT Bancorp, Inc.	300	6,111
Nedbank Group, Ltd.	1,196	19,981
Nelnet, Inc., Class A	800	13,784
New World China Land, Ltd.	33,000	12,445
New World Development Company, Ltd.	13,714	27,990
New York Community Bancorp, Inc.	5,100	74,001
NewAlliance Bancshares, Inc.	2,200	26,422
NewStar Financial, Inc. *	1,100	4,312
NIB Holdings, Ltd.	7,722	9,053
NIPPONKOA Insurance Company, Ltd.	3,000	16,968
Nishi-Nippon City Bank, Ltd.	8,000	19,543
Nissay Dowa General Insurance Company, Ltd.	2,000	9,531
Nomura Holdings, Inc.	15,200	112,017
Nomura Real Estate Holdings, Inc.	400	5,906
Nordea Bank AB	13,865	140,456
Northern Trust Corp.	1,700	89,080
Northfield Bancorp, Inc.	900	12,168
Northwest Bancshares, Inc.	2,025	22,923
Novae Group PLC	890	4,291
NRMA Insurance Group, Ltd.	15,517	55,580
NYSE Euronext	3,700	93,610
OceanFirst Financial Corp.	200	2,260
Ocwen Financial Corp. *	1,800	17,226
Odontoprev SA	100	3,661
Ogaki Kyoritsu Bank, Ltd.	2,000	6,280
Okasan Holdings, Inc.	3,000	14,458
Old Mutual PLC *	43,846	76,563
Old National Bancorp	1,100	13,673
Old Republic International Corp.	3,500	35,140
Old Second Bancorp, Inc. (a)	200	1,378
OneBeacon Insurance Group, Ltd.	300	4,134
Onex Corp.	800	18,052
optionsXpress Holdings, Inc.	900	13,905
Oriental Financial Group, Inc.	500	5,400
Oritani Financial Corp.	490	6,728
OTP Bank Rt. *	2,723	77,231
Oversea-Chinese Banking Corp., Ltd.	12,652	81,443
Pacific Capital Bancorp	1,400	1,344
PacWest Bancorp (a)	500	10,075
Park National Corp.	300	17,664
PartnerRe, Ltd.	800	59,728
Partners Group Holding AG	72	9,068
Paypoint PLC	1,027	7,201
Peet & Company, Ltd.	3,441	6,410
Penson Worldwide, Inc. *	200	1,812
Peoples Bancorp, Inc.	100	968
People’s United Financial, Inc.	5,000	83,500
Peregrine Holdings, Ltd.	3,334	4,743
Phoenix Companies, Inc. *	1,200	3,336
PICC Property & Casualty Company, Ltd., Class H *	22,000	19,645
Piccolo Credito Valtellinese Scarl	2,715	21,702
PICO Holdings, Inc. *	500	16,365
Pierre & Vacances SA	194	14,953
Ping An Insurance Group Company of China, Ltd.	3,500	30,354
Pinnacle Financial Partners, Inc. *	200	2,844
Piper Jaffray Companies, Inc. *	200	10,122
Platinum Asset Mangement, Ltd.	1,354	6,688
Platinum Underwriters Holdings, Ltd.	800	30,632
PMA Capital Corp., Class A *	600	3,780
PNC Financial Services Group, Inc.	5,200	274,508
Pohjola Bank PLC	2,267	24,532
Polaris Securities Company, Ltd. *	12,000	7,088
Portfolio Recovery Associates, Inc. *	200	8,976
Porto Seguro SA *	1,300	14,951
Power Corp. of Canada	1,800	50,273
Power Finance Corp., Ltd.	2,196	12,227
Power Financial Corp.	900	26,746
Powszechna Kasa Oszczednosci Bank Polski SA	2,371	31,187
Premier Investments, Ltd.	882	6,528
Presidential Life Corp.	300	2,745
Preuksa Real Estate PCL	15,000	8,008

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Principal Financial Group, Inc.	3,300	$79,332
PrivateBancorp, Inc.	900	8,073
ProAssurance Corp. *	500	26,855
Progressive Corp. *	5,600	100,744
Prosperity Bancshares, Inc.	700	28,329
Protective Life Corp.	900	14,895
Proton Bank SA *	1,023	2,925
Provident Financial PLC	1,356	20,307
Provident Financial Services, Inc. (a)	700	7,455
Provident New York Bancorp	300	2,532
Prudential Financial, Inc.	4,600	228,896
Prudential PLC	8,400	171,276
QBE Insurance Group, Ltd.	3,403	77,672
Quest Capital Corp. *	1,200	1,354
Quintain Estates & Development PLC *	3,488	3,351
Radian Group, Inc.	900	6,579
Radium Life Tech Company, Ltd. *	9,000	7,513
Raiffeisen International Bank Holding AG	528	29,886
Rathbone Brothers PLC	756	9,682
Ratos AB	905	23,398
Raymond James Financial, Inc.	1,800	42,786
Realia Business SA *	3,816	9,079
Regions Financial Corp.	8,700	46,023
Regus PLC	6,222	9,168
Reinsurance Group of America, Inc.	1,100	52,415
Reliance Capital, Ltd.	1,234	22,526
RenaissanceRe Holdings, Ltd.	800	42,520
Renasant Corp.	200	2,720
Rensburg Sheppards PLC	600	5,834
Republic First Bancorp, Inc. *	700	2,989
Resolution, Ltd. *	28,144	40,634
Resona Holdings, Inc.	2,000	20,196
Riskmetrics Group, Inc. *	700	11,137
RLI Corp.	400	21,300
Robinsons Land Corp.	24,500	6,829
Rockville Financial, Inc.	200	2,100
Roma Financial Corp.	200	2,472
Royal & Sun Alliance PLC	27,615	53,730
Royal Bank of Canada	4,977	268,397
Royal Bank of Scotland Group PLC, SADR *	5,300	49,767
Royal Bank of Scotland Group PLC *	26,755	12,549
Ruentex Development Company, Ltd.	6,000	7,909
S & T Bancorp, Inc.	400	6,804
S.Y. Bancorp, Inc.	100	2,135
Safety Insurance Group, Inc.	200	7,246
Sampo Oyj, Class A	2,893	70,212
Samsung Card Company, Ltd. *	400	19,787
Samsung Fire & Marine Insurance Company, Ltd.	121	20,665
Samsung Securities Company, Ltd.	305	16,454
Sanders Morris Harris Group, Inc.	900	4,950
Sandy Spring Bancorp, Inc.	300	2,667
Sanlam, Ltd.	16,519	50,680
SCBT Financial Corp.	100	2,769
Schroders PLC - Non Voting Shares	749	12,870
Schroders PLC	992	21,175
Schweizerhall Holding AG	47	7,301
Schweizerische National-Versicherungs-Gesellschaft AG *	483	14,441
SCOR SE	1,334	33,321
SeaBright Insurance Holdings, Inc. *	200	2,298
SEI Investments Company	1,800	31,536
Selective Insurance Group, Inc.	600	9,870
ServCorp, Ltd.	1,946	6,186
Shenzhen Investment, Ltd.	44,000	18,490
Shiga Bank, Ltd.	2,000	11,268
Shikoku Bank, Ltd.	1,000	3,173
Shimao Property Holdings, Ltd., GDR	14,500	27,195
Shimizu Bank, Ltd.	100	4,034
Shin Kong Financial Holding Company, Ltd. *	40,204	16,574
Shinhan Financial Group Company, Ltd., SADR	1,200	89,136
Shinsei Bank, Ltd. *	12,000	13,005
Shizuoka Bank, Ltd.	3,000	25,998
Shui On Land, Ltd.	12,650	7,430
Siam Commercial Bank PCL	2,300	5,985
Sierra Bancorp	100	763
Signature Bank *	500	15,950
Simmons First National Corp., Class A	200	5,560
Singapore Exchange, Ltd.	3,000	17,684
Sino Land Company, Ltd.	10,000	19,408
Sino-Ocean Land Holdings, Ltd.	31,596	28,940
SinoPac Holdings Company, Ltd. *	66,000	26,345
SK Securities Company, Ltd.	3,120	6,784
Skandinaviska Enskilda Banken AB, Series A *	7,601	46,730
SLM Corp. *	5,900	66,493
SM Investments Corp.	1,060	7,418
SNS Reaal *	1,920	11,608
Societa’ Cattolica di Assicurazioni SCRL *	635	21,600
Societe Generale	2,417	167,238
Soho China, Ltd.	15,000	8,082
Sompo Japan Insurance, Inc.	4,000	25,455
Sony Financial Holdings, Inc.	4	10,432
Southside Bancshares, Inc.	105	2,060
Southwest Bancorp, Inc.	200	1,388
SP Setia BHD	10,400	11,902
Spar Nord Bank A/S *	600	6,413
Sparebanken Midt-Norge ASA	240	2,240
Spark Infrastructure Group (h)	7,170	8,865
St James’s Place PLC	895	3,520
St. Galler Kantonalbank	37	16,570
St. Modwen Properties PLC *	1,033	3,208
Stancorp Financial Group, Inc.	800	32,016
Standard Bank Group, Ltd.	4,021	55,240
Standard Chartered PLC	13,526	338,726
Standard Life PLC	14,902	51,710
State Auto Financial Corp.	900	16,650
State Bancorp, Inc.	200	1,422
State Bank Of India	260	12,601
State Street Corp.	3,500	152,390
StellarOne Corp.	200	1,992
Sterling Bancorp	200	1,428
Sterling Bancshares, Inc.	1,900	9,747

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Sterling Financial Corp. *	300	$186
Stewart Information Services Corp.	200	2,256
Stifel Financial Corp. *	350	20,734
Storebrand ASA *	3,919	26,589
Student Loan Corp.	500	23,285
Suffolk Bancorp	100	2,970
Sul America SA	900	26,857
Sumitomo Mitsui Financial Group, Inc.	5,000	142,548
Sumitomo Trust & Banking Company, Ltd.	7,000	34,030
Sun Bancorp, Inc. *	315	1,181
Sun Hung Kai Properties, Ltd.	6,000	89,031
Sun Life Financial, Inc.	3,603	104,213
Suncorp-Metway, Ltd.	8,320	64,244
Sunrise BHD	11,500	6,896
SunTrust Banks, Inc.	5,500	111,595
Sunway City BHD	7,700	7,303
Suruga Bank, Ltd.	2,000	17,348
Susquehanna Bancshares, Inc.	1,300	7,657
SVB Financial Group * (a)	300	12,507
Svenska Handelsbanken AB, Series A	2,045	58,486
Swedbank AB, Class A *	3,410	33,922
Swiss Life Holding *	221	27,994
Swiss Prime Site AG *	369	20,691
Swiss Re	2,606	124,856
Swissquote Group Holding SA	142	7,073
SWS Group, Inc.	400	4,840
Sydbank AS *	399	10,277
Synovus Financial Corp.	3,000	6,150
T&D Holdings, Inc.	1,300	26,496
T. Rowe Price Group, Inc. (a)	1,600	85,200
Ta Chong Bank, Ltd. *	15,000	3,262
TAI Cheung Holdings, Ltd.	14,000	8,086
Taishin Financial Holdings Company, Ltd. *	37,000	14,440
Taiwan Business Bank *	25,000	6,460
Taiwan Cooperative Bank	33,500	20,937
TCF Financial Corp.	1,600	21,792
TD Ameritrade Holding Corp. *	3,897	75,524
Texas Capital Bancshares, Inc. *	800	11,168
TFS Financial Corp.	2,900	35,206
The 77th Bank, Ltd.	4,000	21,168
The Bank of Yokohama, Ltd.	9,000	40,758
The Gunma Bank, Ltd.	4,000	20,311
The Hachijuni Bank, Ltd.	3,000	17,452
The Hiroshima Bank, Ltd.	5,000	19,161
The Hokkoku Bank, Ltd.	3,000	10,708
The Hyakugo Bank, Ltd.	2,000	8,820
The Nanto Bank, Ltd.	2,000	10,745
The San-in Godo Bank, Ltd.	2,000	15,538
The St. Joe Company * (a)	1,600	46,224
The Travelers Companies, Inc.	5,900	294,174
The Yachiyo Bank, Ltd.	300	6,746
Thomas Weisel Partners Group, Inc. *	1,600	6,048
TMB Bank PCL *	210,100	7,814
TMX Group, Inc.	500	15,839
TOC Company, Ltd.	2,000	7,555
Tochigi Bank, Ltd.	1,000	4,239
Toho Bank, Ltd.	3,000	9,050
Tokio Marine Holdings, Inc.	3,400	92,288
Tokushima Bank, Ltd.	1,000	3,475
Tokyo Rakutenchi Company, Ltd.	1,000	4,099
Tokyo Tatemono Company, Ltd.	2,000	7,600
Tokyu Land Corp.	5,000	18,354
Tomato Bank, Ltd.	1,000	2,105
Tompkins Trustco, Inc.	100	4,050
Tong Yang Investment Bank	370	3,778
Topdanmark AS *	65	8,801
Torchmark Corp.	1,000	43,950
Toronto Dominion Bank Ontario	3,600	227,046
Tower Group, Inc.	700	16,387
Tower, Ltd.	14,281	20,726
TowneBank (a)	500	5,840
Tradestation Group, Inc. *	800	6,312
Transatlantic Holdings, Inc.	1,000	52,110
Trico Bancshares	100	1,665
TrustCo Bank Corp., NY	800	5,040
Trustmark Corp.	800	18,032
TrygVesta AS	177	11,684
Tullett Prebon PLC	2,196	9,781
Turkiye Garanti Bankasi AS	5,912	25,111
Turkiye Halk Bankasi AS	1,645	13,098
Turkiye Is Bankasi AS	5,211	21,963
U.S. Bancorp	12,900	290,379
UBS AG *	21,485	330,051
UMB Financial Corp.	500	19,675
Umpqua Holdings Corp.	1,700	22,797
UniCredit Italiano SpA *	80,732	268,545
Union Bankshares Corp.	100	1,239
Unipol Gruppo Finanziario SpA, ADR *	8,796	12,008
Uniqa Versicherungen AG	343	6,365
Unitech, Ltd.	4,300	7,500
United America Indemnity, Ltd. *	900	7,128
United Bankshares, Inc. (a)	900	17,973
United Community Banks, Inc. *	409	1,387
United Financial Bancorp, Inc.	500	6,555
United Fire & Casualty Company	800	14,584
United Industrial Corp, Ltd.	5,000	7,413
United Mizrahi Bank, Ltd. *	1,337	12,206
United Overseas Bank, Ltd.	6,000	83,499
Unitrin, Inc.	1,300	28,665
Universal American Financial Corp. *	1,600	18,720
Universal Insurance Holdings, Inc.	800	4,696
Univest Corp. of Pennsylvania	200	3,506
Unum Group	4,220	82,374
UOL Group, Ltd.	5,000	14,347
Valiant Holding AG	141	27,537
Validus Holdings, Ltd.	1,872	50,432
Valley National Bancorp (a)	1,995	28,189
Van der Moolen Holding NV *	1,420	122
ViewPoint Financial Group	300	4,323
Virtus Investment Partners, Inc. *	85	1,352
Vontobel Holding AG	286	8,169
W.R. Berkley Corp.	1,400	34,496

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Waddell & Reed Financial, Inc., Class A	1,200	$36,648
Washington Federal, Inc.	1,600	30,944
Washington Trust Bancorp, Inc.	400	6,232
Waterland Financial Holding Company *	22,000	7,115
Waterstone Financial, Inc. *	200	410
Webster Financial Corp.	700	8,309
Wells Fargo & Company	42,435	1,145,321
WesBanco, Inc.	400	4,936
West Bancorp.	800	3,944
WestAmerica Bancorp	400	22,148
Western Alliance Bancorp *	800	3,024
Western Financial Group, Inc.	600	1,492
Westfield Financial, Inc.	400	3,300
Westpac Banking Corp., SADR	1,400	158,228
Westpac Banking Corp.	6,782	152,657
Westwood Holdings Group, Inc.	200	7,268
Wheelock and Company, Ltd.	8,000	24,548
Wheelock Properties, Ltd. - Hong Kong Exchange	15,000	9,742
Wheelock Properties, Ltd.	7,000	9,881
White Mountains Insurance Group, Ltd.	100	33,266
Whitney Holding Corp.	1,400	12,754
WHK Group, Ltd.	5,300	5,068
Wiener Staedtische Allgemeine Versicherung AG	482	24,750
Wilmington Trust Corp.	1,300	16,042
Wilshire Bancorp, Inc.	200	1,638
Wing Hang Bank, Ltd.	1,500	13,938
Wing Tai Holdings, Ltd.	4,000	5,174
Wintrust Financial Corp.	200	6,158
Woori Finance Holdings Company, Ltd. *	1,350	15,931
Woori Investment & Securities Company, Ltd.	740	10,505
World Acceptance Corp. *	100	3,583
Yamaguchi Financial Group, Inc.	2,000	18,508
Yapi ve Kredi Bankasi AS *	4,484	9,841
Zenith National Insurance Corp.	600	17,856
Zions Bancorp	1,044	13,395
Zurich Financial Services AG	954	207,425

		35,383,856
Industrial - 9.01%
3M Company	4,300	355,481
A P Moller Maersk AS	5	34,964
A. M. Castle & Company	200	2,738
A.O. Smith Corp.	300	13,017
AAC Acoustic Technology Holdings, Inc.	10,000	16,526
Aalberts Industries NV	526	7,515
Aaon, Inc.	300	5,847
AAR Corp. *	700	16,086
ABB, Ltd. *	12,150	232,373
Abengoa SA	391	12,589
Acciona SA	190	24,678
ACS Actividades SA	629	31,273
Actuant Corp., Class A	600	11,118
Acuity Brands, Inc. (a)	700	24,948
Adelaide Brighton, Ltd.	7,026	17,200
Advanced Energy Industries, Inc. *	400	6,032
Advantest Corp.	500	12,991
Aecom Technology Corp. *	900	24,750
Aecon Group, Inc.	200	2,868
AEP Industries, Inc. *	200	7,656
Aeroports de Paris	235	18,903
Aerovironment, Inc. * (a)	300	8,724
African Oxygen, Ltd.	1,477	4,413
AGCO Corp. *	1,300	42,042
Agfa Gevaert NV *	729	4,668
Ahlstrom OYJ	715	9,453
Aida Engineering, Ltd.	1,000	2,903
Air Transport Services Group, Inc. *	1,700	4,488
Aircastle, Ltd.	1,100	10,835
Airports of Thailand PLC	6,000	7,019
Alamo Group, Inc.	700	12,005
Albany International Corp., Class A	400	8,984
Alexander & Baldwin, Inc.	600	20,538
Alfa Laval AB	2,028	27,915
All America Latina Logistica SA	5,200	48,222
Alliant Techsystems, Inc. *	400	35,308
Alps Electric Company, Ltd. *	3,000	17,607
Alstom SA	940	65,310
Altek Corp.	4,000	8,086
Altra Holdings, Inc. *	300	3,705
Amada Company, Ltd.	3,000	18,618
Ambuja Cements, Ltd.	4,724	10,614
Amcor, Ltd.	8,082	45,025
AMEC PLC	2,895	36,749
AMERCO, Inc. *	300	14,916
American Commercial Lines, Inc. *	175	3,208
American Ecology Corp.	100	1,704
American Railcar Industries, Inc.	400	4,408
American Science & Engineering, Inc.	100	7,584
American Superconductor Corp. *	700	28,630
Ameron International Corp.	100	6,346
AMETEK, Inc.	1,400	53,536
Ampco-Pittsburgh Corp.	100	3,153
Amphenol Corp., Class A	1,400	64,652
Amtek Auto, Ltd.	2,715	10,061
Analogic Corp.	200	7,702
Andritz AG	156	9,006
Angpanneforeningen AB, Series B	259	7,053
Anhui Conch Cement Company, Ltd., Class H	4,000	25,572
Ansaldo STS SpA	342	6,489
Ansell, Ltd.	1,951	19,025
Apogee Enterprises, Inc.	400	5,600
Applied Industrial Technologies, Inc.	800	17,656
AptarGroup, Inc.	1,044	37,313
Arcadis NV	845	19,009
Argon ST, Inc. *	400	8,688
Arkansas Best Corp.	300	8,829
Armstrong World Industries, Inc. *	1,100	42,823
Arriva PLC	2,458	19,724
Arrow Electronics, Inc. *	1,700	50,337
Asahi Organic Chemicals
Industry Company, Ltd.	3,000	6,645

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Asciano Group *	21,695	$35,026
Asia Cement Corp.	15,820	17,041
Asia Optical Company, Inc.	5,000	11,048
Assa Abloy AB, Series B	1,600	30,639
Astec Industries, Inc. *	400	10,776
Asunaro Aoki Construction Company, Ltd.	1,000	5,315
Asustek Computer, Inc.	16,454	31,581
Atlas Air Worldwide Holdings, Inc. *	400	14,900
Atlas Copco AB, Series A, ADR	2,339	34,182
Atlas Copco AB, Series B, ADR	1,570	20,366
AU Optronics Corp., ADR	3,423	41,042
Auckland International Airport, Ltd.	11,755	17,186
Aveng, Ltd.	2,595	13,933
Avnet, Inc. *	2,100	63,336
AVX Corp.	2,300	29,141
AZZ, Inc. *	300	9,810
Badger Meter, Inc.	300	11,946
BAE Systems PLC	21,436	123,532
Bakrie & Brothers Tbk PT *	182,500	1,635
Baldor Electric Company	600	16,854
Ball Corp.	1,000	51,700
Bando Chemical Industries, Ltd.	1,000	2,866
Barco NV *	336	13,623
Barito Pacific Tbk PT *	49,500	6,948
Barnes Group, Inc.	1,100	18,590
BBA Aviation PLC	4,220	11,116
BE Aerospace, Inc. *	1,320	31,020
Beijing Capital International Airport Company, Ltd., Class H *	26,000	17,091
Bekaert SA	214	33,117
Bel Fuse, Inc., Class B	300	6,447
Belden, Inc.	300	6,576
Belimo Holding AG	4	4,445
Bemis Company, Inc.	1,500	44,475
Benchmark Electronics, Inc. *	700	13,237
BES Engineering Corp.	46,000	12,431
Bharat Earth Movers, Ltd.	572	13,736
Bharat Electronics, Ltd.	204	8,518
Bharat Heavy Electricals, Ltd.	439	22,543
BICC PLC	7,040	29,255
Bilfinger Berger AG	616	47,373
Black & Decker Corp.	829	53,744
Blount International, Inc. *	500	5,050
Boart Longyear Group *	125,893	39,574
Bobst Group AG *	236	8,564
Bodycote PLC	1,394	3,577
Boeing Company	5,900	319,367
Bombardier, Inc.	7,600	34,881
Boral, Ltd. (a)	10,879	57,488
Bouygues SA	1,162	60,600
Bradken, Ltd.	1,082	6,556
Brickworks, Ltd.	1,981	22,178
Briggs & Stratton Corp.	1,100	20,581
Brinks Company	700	17,038
Brink’s Home Security Holdings, Inc. *	700	22,848
Bristow Group, Inc. *	600	23,070
Broadwind Energy, Inc. *	900	7,281
Brother Industries, Ltd.	2,200	25,133
Bucher Industries AG	32	3,460
Bucyrus International, Inc., Class A	1,000	56,370
Builders FirstSource, Inc. *	300	1,155
Bunka Shutter Company, Ltd.	2,000	6,710
Burlington Northern Santa Fe Corp.	2,900	285,998
Buzzi Unicem SpA	1,110	17,830
Bway Holding Company *	300	5,766
BYD Company, Ltd., Class H *	2,000	17,458
C.H. Robinson Worldwide, Inc.	1,200	70,476
CAE, Inc.	2,909	24,394
Calgon Carbon Corp. *	900	12,510
Campbell Brothers, Ltd.	623	16,765
Canadian National Railway Company	1,700	93,205
Canadian Pacific Railway, Ltd.	900	48,870
Carbone Lorraine SA	322	11,608
Cargotec Corp. Oyj, B Shares	270	7,433
Carillion PLC	5,864	28,689
Carlisle Companies, Inc.	800	27,408
Cascade Corp.	100	2,749
Casella Waste Systems, Inc., Class A *	200	804
Casio Computer Company, Ltd.	2,000	15,901
Catcher Technology Company, Ltd.	5,720	15,862
Caterpillar, Inc. (a)	5,200	296,348
CCL Industries, Inc., Class B	500	13,506
Celadon Group, Inc. *	300	3,255
Celestica, Inc. *	2,600	24,761
Cementir SpA	447	2,157
Cementos Portland Valderrivas SA	444	14,232
Cemex SA de CV, SADR *	9,802	115,860
Central Glass Company, Ltd.	3,000	11,454
Central Japan Railway Company, Ltd.	6	40,025
Ceradyne, Inc. *	400	7,684
Chart Industries, Inc. *	600	9,930
Charter International PLC	2,032	23,485
Checkpoint Systems, Inc. *	200	3,050
Cheil Industries, Inc.	410	19,927
Chemring Group PLC	273	12,847
Cheng Uei Precision Industry Company, Ltd.	5,100	11,844
Cheung Kong Infrastructure Holdings, Ltd.	4,000	15,182
Chi Mei Optoelectronics Corp. *	45,850	31,999
Chia Hsin Cement Corp. *	14,000	7,861
China Communications Construction Company, Ltd.	22,000	20,896
China COSCO Holdings Company, Ltd.	18,500	22,505
China Everbright International, Ltd.	16,000	8,191
China Grand Forestry Resources Group, Ltd. *	26,000	963
China High Speed Transmission Equipment
Group Company, Ltd.	5,000	12,103
China National Building Material Company, Ltd.	10,000	20,365
China Railway Construction Corp.	9,500	12,087
China Railway Group, Ltd. *	23,000	17,827
China Shipping Container Lines Company, Ltd. *	47,000	16,774
China Shipping Development Company, Ltd.,
Class H	10,000	14,954

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Chinese Maritime Transport, Ltd.	3,000	$8,349
Chin-Poon Industrial Company, Ltd.	9,000	8,092
Chiyoda Corp.	2,000	15,205
Chloride Group PLC	857	2,469
Chofu Seisakusho Company, Ltd.	400	8,296
Chunghwa Picture Tubes, Ltd. *	74,000	9,431
Cimpor-Cimentos De Portugal SA	2,492	22,962
Circor International, Inc.	400	10,072
Clarcor, Inc.	765	24,817
Clean Harbors, Inc. *	400	23,844
Cobham PLC	6,756	27,233
Cognex Corp.	700	12,404
Coherent, Inc. *	200	5,946
Coleman Cable, Inc. *	1,300	4,277
Colfax Corp. *	500	6,020
Columbus McKinnon Corp. *	500	6,830
Comfort Systems USA, Inc.	400	4,936
Commercial Metals Company	1,700	26,605
Compagnie de Saint-Gobain SA	2,672	143,427
COMSYS Holdings Corp.	1,200	12,578
Construcciones & Auxiliar de Ferrocarriles SA	30	16,094
Container Corporation of India, Ltd.	286	8,163
Con-way, Inc.	600	20,946
Conzzeta Holding AG	4	6,964
Cookson Group PLC *	3,162	21,282
Cooper Industries PLC	2,300	98,072
Corp Moctezuma SAB de CV	4,100	9,402
Cosco Corp. Singapore, Ltd.	10,000	8,397
Cosco International Holdings, Ltd.	22,427	9,516
Crane Company	800	24,496
Crane Group, Ltd.	473	3,989
CRH PLC (a)	5,638	154,087
Crown Holdings, Inc. *	1,300	33,254
CSR, Ltd.	34,424	55,368
CSX Corp.	3,891	188,675
Cubic Corp.	300	11,190
Cummins India, Ltd.	861	7,870
Cummins, Inc.	1,408	64,571
Curtiss-Wright Corp.	600	18,792
Cymer, Inc. *	400	15,352
D.S. Norden A/S	50	1,999
Daelim Industrial Company, Ltd. *	217	15,410
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	1,180	17,643
Daifuku Company, Ltd.	1,500	9,484
Daikin Industries, Ltd.	1,000	39,028
Dainippon Screen Manufacturing Company, Ltd. *	2,000	8,748
Daktronics, Inc.	300	2,763
Danaher Corp.	2,700	203,040
Danieli & Company SpA	270	6,649
Darling International, Inc. *	1,200	10,056
Deere & Company	2,900	156,861
Delachaux SA	38	2,231
Delta Electronics, Inc.	8,241	25,634
Delta PLC	4,870	10,960
Demag Cranes AG	396	13,216
Deutsche Post AG	4,250	81,775
Deutz AG *	380	1,845
Dialog Group BHD	18,666	7,193
Dionex Corp. *	300	22,161
Disco Corp.	100	6,224
Dolby Laboratories, Inc., Class A *	500	23,865
Donaldson Company, Inc.	800	34,032
Dongfang Electrical Machinery Company, Ltd.	2,400	12,769
Doosan Corp.	64	5,216
Doosan Heavy Industries and Construction Company, Ltd. *	106	7,339
Doosan Infracore Company, Ltd. *	830	11,699
Dover Corp.	2,600	108,186
Downer EDI, Ltd.	1,302	10,853
Drew Industries, Inc. *	200	4,130
DSV AS, ADR *	687	12,325
Ducommun, Inc.	100	1,871
Duerr AG	342	8,347
Dycom Industries, Inc. *	500	4,015
Dynamex, Inc. *	100	1,810
Dynamic Materials Corp.	100	2,005
Eagle Bulk Shipping, Inc. *	200	990
Eagle Materials, Inc.	700	18,235
East Japan Railway Company	1,500	94,650
Eastman Kodak Company * (a)	3,485	14,707
Eaton Corp.	1,400	89,068
Ebara Corp. *	4,000	17,173
Elbit Systems, Ltd.	300	19,491
Electrocomponents PLC	2,084	5,394
EMCOR Group, Inc. *	1,000	26,900
Emerson Electric Company	4,965	211,509
Empresa Brasileira de Aeronautica SA, ADR *	1,100	24,321
Empresas ICA Sociedad Controladora SA de CV *	8,100	18,885
Encore Wire Corp.	500	10,535
Ener1, Inc. *	1,500	9,510
Energizer Holdings, Inc. *	900	55,152
Energy Conversion Devices, Inc. *	500	5,285
Energy Developments, Ltd.	4,325	10,505
EnergySolutions, Inc.	1,900	16,131
Enersys *	900	19,683
Enka Insaat ve Sanayi AS	1,345	6,186
EnPro Industries, Inc. *	300	7,923
Epure International, Ltd.	17,000	8,787
ESCO Technologies, Inc. *	400	14,340
Esterline Technologies Corp. *	400	16,308
Euronav NV	796	17,319
European Aeronautic Defence &Space Company	2,586	51,657
Evergreen International Storage & Transport Corp. *	6,000	5,332
Evertz Technologies, Ltd.	100	1,291
EVS Broadcast Equipment SA	252	16,062
Expeditors International of Washington, Inc.	1,800	62,514
Ezra Holdings, Ltd.	2,000	3,196
Fanuc, Ltd.	800	74,388
FARO Technologies, Inc. *	400	8,576

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Farstad Shipping ASA	96	$2,129
Federal Signal Corp.	1,100	6,622
FedEx Corp.	2,700	225,315
FEI Company *	500	11,680
Fenner PLC	4,741	12,779
Finmeccanica SpA	2,072	33,045
Finning International, Inc.	1,300	20,733
FirstGroup PLC	4,847	33,067
Flanders Corp. *	1,100	4,906
Fletcher Building, Ltd.	5,083	29,335
FLIR Systems, Inc. *	1,000	32,720
Flowserve Corp.	500	47,265
FLSmidth & Company AS	534	37,396
Flughafen Zuerich AG	27	8,126
Fluor Corp.	1,000	45,040
Fomento de Construcciones SA	276	11,576
Forbo Holding AG *	23	7,562
Forhouse Corp. *	7,000	9,707
Forward Air Corp.	500	12,525
Foster Wheeler AG *	200	5,888
Fosun International	22,500	15,600
FP Corp.	200	9,019
Franklin Electric, Inc.	300	8,724
Fraport AG, ADR	382	19,869
Freightcar America, Inc.	100	1,983
Freightways, Ltd.	4,613	11,340
Frontline, Ltd.	400	11,130
Fuel Tech, Inc. * (a)	500	4,085
Fuji Electric Holdings Company, Ltd. *	7,000	12,081
Fuji Kyuko Company, Ltd.	2,000	10,154
Fuji Photo Film Company, Ltd.	2,900	86,637
Fujikura, Ltd.	4,000	20,548
Fujitec Company, Ltd.	1,000	5,403
Fukuyama Transporting Company, Ltd.	3,000	13,772
Furukawa Electric Company, Ltd.	4,000	16,647
Futaba Corp.	600	10,589
Galliford Try PLC	1,829	9,165
Gamesa Corporacion Tecnologica SA	1,540	25,816
Gamuda BHD	12,700	9,591
Gardner Denver, Inc.	1,100	46,805
Garmin, Ltd. (a)	2,100	64,470
GATX Corp.	700	20,125
Geberit AG, ADR	245	43,398
Gemina SpA *	17,011	13,792
Genco Shipping & Trading, Ltd. *	600	13,428
GenCorp, Inc. *	500	3,500
General Cable Corp. *	900	26,478
General Dynamics Corp.	3,228	220,053
General Electric Company	47,700	721,701
General Maritime Corp.	1,300	9,087
Genesee & Wyoming, Inc., Class A *	700	22,848
Gentex Corp.	1,900	33,915
Gerber Scientific, Inc. *	200	1,010
Gerresheimer AG	197	6,618
Gildemeister AG	331	5,333
Glory, Ltd.	500	11,057
Go-Ahead Group PLC	135	2,890
Goldsun Development & Construction Company, Ltd.	20,178	9,246
Goodrich Corp.	1,200	77,100
Gorman-Rupp Company	300	8,292
GP Strategies Corp. *	499	3,757
Graco, Inc.	800	22,856
GrafTech International, Ltd. *	1,700	26,435
Granite Construction, Inc.	500	16,830
Graphic Packaging Holding Company *	5,900	20,473
Great Eastern Shipping Company, Ltd.	515	3,067
Greatbatch, Inc. *	300	5,769
Greif, Inc., Class A	300	16,194
Griffon Corp. *	653	7,980
Grindrod, Ltd.	1,583	3,812
Grontmij NV	49	1,180
Groupe Eurotunnel SA	2,241	20,770
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	900	28,134
Grupo Aeroportuario del Pacifico SA de CV, Series B	900	2,808
Grupo Aeroportuario del Sureste SA de CV, SADR	300	15,543
GS Engineering & Construction Corp. *	154	14,249
GulfMark Offshore, Inc. *	400	11,324
GWA International, Ltd.	1,367	3,898
Halma PLC	2,484	9,671
Hamamatsu Photonics K.K.	500	12,076
Hampson Industries PLC	3,283	3,549
Hanil Cement Manufacturing Company, Ltd. *	146	10,087
Hanjin Heavy Industries & Construction Company, Ltd. *	410	7,939
Hanjin Heavy Industries & Construction Holdings Company, Ltd. *	120	1,179
Hanjin Shipping Company, Ltd. *	511	9,084
Hanjin Shipping Holdings Company, Ltd. *	98	1,147
Hankyu Hanshin Holdings, Inc.	5,000	22,198
Harbin Power Equipment Company, Ltd.	6,000	5,317
Harsco Corp.	1,100	35,453
Haynes International, Inc.	100	3,297
Heartland Express, Inc.	1,100	16,797
HEICO Corp., Class A	300	10,788
HEICO Corp.	100	4,433
Heidelbergcement AG	265	18,228
Heidelberger Druckmaschinen AG *	300	2,349
Hellenic Technodomiki Tev SA	2,313	17,055
Hexagon AB	1,760	25,854
Hexcel Corp. *	1,400	18,172
Hexpol AB *	60	723
Hill & Smith Holdings PLC	125	693
Hills Industries, Ltd.	1,154	2,097
Hindustan Construction Company, Ltd.	2,378	7,439
Hirose Electric Company, Ltd.	200	20,846
Hitachi Tool Engineering, Ltd.	800	7,326
Hitachi Transport System, Ltd.	700	8,927
Hitachi Zosen Corp. *	7,500	10,183
Hitachi, Ltd. *	1,900	58,292

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
HKC Holdings, Ltd. *	25,246	$1,909
Hochtief AG	395	30,186
Hoganas AB, Series B	200	4,570
Holcim Indonesia Tbk PT *	42,000	6,935
Holcim, Ltd. *	1,535	118,987
Holystone Enterprise Company, Ltd.	7,000	10,172
Hon Hai Precision Industry Company, Ltd.	29,140	137,081
Honeywell International, Inc.	4,965	194,628
Hong Kong Aircraft Engineering Company, Ltd.	800	10,344
Hosiden Corp.	1,100	11,634
Hoya Corp.	1,700	45,068
Hub Group, Inc., Class A *	300	8,049
Hubbell, Inc., Class B	600	28,380
Huhtamaki Oyj	1,487	20,683
Hyundai Engineering & Construction Company, Ltd. *	133	8,051
Hyundai Heavy Industries Company, Ltd. *	137	20,298
Hyundai Merchant Marine Company, Ltd. *	940	21,568
Hyundai Mipo Dockyard Company, Ltd. *	154	13,571
Ibiden Company, Ltd.	900	32,052
ICOM, Inc.	300	6,433
IDEX Corp.	1,100	34,265
II-VI, Inc. *	400	12,720
Illinois Tool Works, Inc.	3,500	167,965
Imax Corp. *	300	4,033
Imerys SA	456	27,121
IMI PLC	3,359	28,109
Implenia AG *	111	3,112
Impregilo SpA	4,555	16,151
India Cements, Ltd.	2,973	7,861
Indocement Tunggal Prakarsa Tbk PT	7,000	10,212
Ingersoll-Rand PLC (a)	3,100	110,794
Inmet Mining Corp.	700	42,689
Insituform Technologies, Inc., Class A *	700	15,904
Interline Brands, Inc. *	500	8,635
Intermec, Inc. *	1,300	16,718
International Shipholding Corp.	200	6,214
Intertape Polymer Group, Inc. *	2,100	5,984
Intevac, Inc. *	200	2,294
Invensys PLC	5,363	25,695
iRobot Corp. * (a)	500	8,800
Iseki & Company, Ltd. *	3,000	9,512
Ishikawajima-Harima Heavy Industries Company, Ltd. *	9,000	14,266
Italcementi SpA	699	9,547
Itron, Inc. *	600	40,542
ITT Corp.	1,200	59,688
IVRCL Infrastructures & Projects, Ltd.	3,325	24,954
J.B. Hunt Transport Services, Inc.	1,100	35,497
Jabil Circuit, Inc.	3,000	52,110
Jacobs Engineering Group, Inc. *	1,200	45,132
Jain Irrigation Systems, Ltd.	395	7,422
Jaiprakash Associates, Ltd.	3,873	12,147
James Hardie Industries NV *	700	26,481
Jasa Marga PT	36,000	6,939
Jenoptik AG *	706	3,806
Jeol, Ltd.	1,000	3,524
JGC Corp.	1,000	18,409
JM AB *	800	13,658
John Bean Technologies Corp.	343	5,834
Johnson Electronic Holdings, Ltd. *	11,000	4,365
Joy Global, Inc.	1,100	56,749
JS Group Corp.	2,600	44,734
Kaba Holding AG, Series B	47	11,293
Kadant, Inc. *	100	1,596
Kajima Corp.	5,000	10,036
Kaman Corp., Class A	200	4,618
Kansas City Southern * (a)	1,200	39,948
Kawasaki Heavy Industries, Ltd.	9,000	22,687
Kawasaki Kisen Kaisha, Ltd. *	5,000	14,168
Kaydon Corp.	500	17,880
KBR, Inc.	2,900	55,100
KCI Konecranes Oyj	207	5,630
Keihan Electric Railway Company, Ltd.	5,000	19,498
Keihin Electric Express Railway Company, Ltd.	2,000	14,650
Keio Corp.	4,000	24,098
Keisei Electric Railway Company, Ltd.	2,000	10,929
Keller Group PLC	325	3,360
Kennametal, Inc.	1,174	30,430
Kinden Corp.	1,000	8,422
Kingboard Laminates Holdings, Ltd.	16,000	11,043
Kingspan Group PLC *	1,864	16,024
Kintetsu Corp.	6,000	19,869
Kintetsu World Express, Inc.	100	2,593
Kirby Corp. *	800	27,864
Kitz Corp.	1,000	4,830
Knight Transportation, Inc. (a)	1,100	21,219
KNM Group BHD	8,400	1,869
Komatsu, Ltd.	3,700	77,138
Komori Corp.	700	7,670
Kone Corp. Oyj	165	7,052
Konica Minolta Holdings, Inc.	2,500	25,640
Koninklijke (Royal) Philips Electronics NV	6,199	183,553
Koninklijke BAM Groep NV	521	5,350
Koninklijke Boskalis Westinster NV	146	5,623
Koninklijke Ten Cate NV	390	10,249
Koninklijke Vopak NV *	153	12,088
Koppers Holdings, Inc.	100	3,044
Korea Kumho Petrochemical Company, Ltd. *	90	1,590
Korea Line Corp. *	126	4,447
Krones AG	110	5,598
Kuehne & Nagel International AG	323	31,245
Kumho Industrial Company, Ltd. *	150	1,070
Kureha Corp.	1,000	4,916
Kurita Water Industries, Ltd.	700	21,871
Kyocera Corp.	800	70,840
Kyowa Exeo Corp.	1,000	8,431
L.B. Foster Company *	200	5,962
L-1 Identity Solutions, Inc. *	1,600	11,984
LaBarge, Inc. *	200	2,410
Ladish Company, Inc. *	100	1,508
Lafarge SA	1,203	98,930
Laird Group PLC	1,534	3,119

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Lancaster Colony Corp.	400	$19,880
Landstar Systems, Inc.	600	23,262
Largan Precision Company, Ltd.	1,020	13,347
Larsen & Toubro, Ltd.	550	19,687
Layne Christensen Company *	400	11,484
Leggett & Platt, Inc.	2,200	44,880
Legrand SA, ADR	628	17,512
Leighton Holdings, Ltd.	311	10,508
Lennox International, Inc.	700	27,328
Leoni AG	304	7,130
LG Display Company, Ltd., ADR (a)	2,900	49,097
LG Electronics, Inc.	361	37,420
Lincoln Electric Holdings, Inc.	600	32,076
Lindab International AB	600	6,114
Linde AG	757	91,116
Lindsay Corp.	100	3,985
Littelfuse, Inc. *	500	16,075
LLX Logistica SA *	587	3,372
Lockheed Martin Corp.	2,500	188,375
Lonking Holdings, Ltd.	12,000	8,279
LS Cable, Ltd. *	188	18,618
LS Industrial Systems Company, Ltd. *	164	13,588
LSB Industries, Inc. *	600	8,460
LSI Industries, Inc.	300	2,364
Mabuchi Motor Company, Ltd.	200	9,833
Macquarie Airports, Ltd.	4,411	11,910
Maeda Road Construction Company, Ltd.	1,000	7,343
Makino Milling Machine Company, Ltd. *	1,000	3,815
Makita Corp.	700	23,818
Malaysian Bulk Carriers BHD	7,700	7,238
Malaysian Resources Corp. BHD *	18,100	7,182
MAN SE	685	53,350
Manitowoc Company, Inc. (a)	2,700	26,919
Marten Transport, Ltd. *	400	7,180
Martin Marietta Materials, Inc.	500	44,705
Masco Corp.	3,500	48,335
Matthews International Corp., Class A	400	14,172
Max Company, Ltd.	1,000	9,961
McDermott International, Inc. *	2,400	57,624
Meggitt PLC	8,624	36,177
Melrose PLC	3,200	9,220
Metalico, Inc. *	200	984
Methode Electronics, Inc.	400	3,472
Metka SA	436	6,049
Metropolitan Pro Corp.	200	2,124
Metso Oyj	2,220	78,053
Mettler-Toledo International, Inc. *	300	31,497
Michael Baker Corp. *	100	4,140
Michaniki SA	2,623	4,310
Micro-Star International Company, Ltd.	7,642	5,007
Middleby Corp. *	200	9,804
Mine Safety Appliances Company	400	10,612
Minebea Company, Ltd.	2,000	10,820
Miranda Technologies, Inc. *	300	1,549
MISC Bhd	5,200	12,836
MISUMI Group, Inc.	800	13,624
Mitsubishi Electric Corp. *	5,000	36,915
Mitsubishi Heavy Industries, Ltd.	17,000	59,698
Mitsuboshi Belting Company, Ltd.	1,000	3,975
Mitsui Engineering & Shipbuilding Company, Ltd.	9,000	21,525
Mitsui O.S.K. Lines, Ltd.	4,000	20,997
Mitsumi Electric Company, Ltd.	800	14,077
Miura Company, Ltd.	500	12,622
Modec, Inc.	100	1,898
Molex, Inc.	1,000	19,130
Monadelphous Group, Ltd.	333	4,253
Moog, Inc., Class A *	800	23,384
Morgan Crucible Company PLC	2,337	5,892
Morgan Sindall PLC	210	2,013
Mori Seiki Company, Ltd.	1,300	11,610
Mota Engil, SGPS SA	444	2,492
MTR Corp., Ltd.	7,124	24,428
MTU Aero Engines Holding AG	247	13,553
Mueller Industries, Inc.	800	19,872
Mueller Water Products, Inc.	1,800	9,360
Multi-Fineline Electronix, Inc. *	300	8,511
Murata Manufacturing Company, Ltd.	1,000	49,376
Murray & Roberts Holdings, Ltd.	3,011	18,814
Myers Industries, Inc.	300	2,730
Nabtesco Corp.	1,000	11,406
NACCO Industries, Inc., Class A	100	4,980
Nachi-Fujikoshi Corp.	1,000	2,166
Nagoya Railroad Comapny, Ltd.	4,000	11,604
Nalco Holding Company	1,900	48,469
Nampak, Ltd. *	4,542	9,280
Nankai Electric Railway Company, Ltd.	3,000	11,856
National Express Group PLC (a)	6,583	20,216
National Instruments Corp.	1,100	32,395
NCC AB	275	4,519
NEC Corp. *	10,000	25,759
Neo Material Technologies, Inc. *	700	3,052
Neptune Orient Lines, Ltd.	7,000	8,149
Nexans SA	342	26,994
NGK Insulators, Ltd.	1,000	21,759
Nibe Industrier AB, Series B	476	4,578
Nippo Corp.	1,000	7,133
Nippon Carbon Company, Ltd.	1,000	2,847
Nippon Chemi-Con Corp. *	1,000	3,643
Nippon Electric Glass Company, Ltd.	2,000	27,284
Nippon Express Company, Ltd.	7,000	28,632
Nippon Konpo Unyu Soko Company, Ltd.	1,000	10,682
Nippon Road Company, Ltd.	3,000	5,958
Nippon Sheet Glass Company, Ltd.	11,000	31,465
Nippon Thompson Company, Ltd.	1,000	4,925
Nippon Yusen Kabushiki Kaisha	10,000	30,596
Nishimatsu Construction Company, Ltd.	2,000	2,179
Nishi-Nippon Railroad Company, Ltd.	3,000	11,252
Nitto Kohki Company, Ltd.	400	8,597
NKT Holding A/S *	119	6,617
Norbord, Inc. *	60	841
Norddeutsche Affinerie AG	508	21,932

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Nordex AG *	111	$1,653
Nordson Corp.	400	24,472
Norfolk Southern Corp.	3,028	158,728
Noritsu Koki Company, Ltd.	100	678
North American Galvanizing & Coatings, Inc. *	500	2,425
Northrop Grumman Corp.	2,800	156,380
Northwest Pipe Company *	200	5,372
NSK, Ltd.	3,000	22,018
NTN Corp.	5,000	22,460
Obayashi Corp.	7,000	23,823
Obrascon Huarte Lain SA	995	26,724
Odakyu Electric Railway Company, Ltd.	3,000	22,989
Oesterreichische Post AG	519	14,159
Okamoto Industries, Inc.	2,000	7,563
Okuma Holdings, Inc.	2,000	10,462
Okumura Corp.	3,000	10,069
Old Dominion Freight Lines, Inc. *	600	18,420
Olympus Optical Company, Ltd.	1,000	32,131
Omega Flex, Inc.	100	1,400
Omron Corp.	1,500	26,759
Orbital Sciences Corp., Class A *	900	13,734
Orica, Ltd.	2,418	56,046
Orient Overseas International, Ltd.	1,500	6,982
Orion Marine Group, Inc. *	300	6,318
Ormat Industries, Ltd.	811	7,335
OSI Systems, Inc. *	400	10,912
Outotec Oyj	128	4,507
Overseas Shipholding Group, Inc. (a)	500	21,975
Owens Corning, Inc. *	1,620	41,537
Owens-Illinois, Inc. *	1,800	59,166
Pacer International, Inc. *	200	632
Pacific Basin Shipping, Ltd.	14,000	10,019
Packaging Corp. of America	1,400	32,214
Pactiv Corp. *	1,140	27,520
Pall Corp.	1,100	39,820
PanaHome Corp.	1,000	6,431
Panalpina Welttransport Holding AG	188	11,968
Park Electrochemical Corp.	400	11,056
Parker-Hannifin Corp.	1,400	75,432
PBG SA *	86	6,059
Peab AB, Series B	2,689	17,215
Pentair, Inc.	1,400	45,220
PER Aarsleff A/S	90	10,099
PerkinElmer, Inc.	1,600	32,944
Permasteelisa SpA *	777	14,459
Pfeiffer Vacuum Technology AG	139	11,652
Pfleiderer AG *	325	2,850
PGT, Inc. *	400	840
Phihong Technology Company, Ltd.	8,000	7,727
Plexus Corp. *	500	14,250
Polnord SA *	395	4,789
Polypore International, Inc. *	800	9,520
Powell Industries, Inc. *	100	3,153
Precision Castparts Corp.	1,200	132,420
Premier Farnell PLC	4,968	13,688
Pretoria Portland Cement Company, Ltd.	4,312	20,207
Promotora y Operadora de Infraestructura SAB de CV *	700	1,568
Prysmian SpA	1,094	19,150
Punj Lloyd, Ltd.	1,401	6,085
Radiant Opto-Electronics Corp.	6,000	8,678
Raven Industries, Inc.	300	9,531
Raytheon Company	3,200	164,864
RBC Bearings, Inc. *	300	7,299
Regal-Beloit Corp.	600	31,164
Republic Services, Inc.	3,305	93,565
Rexam PLC	7,165	33,476
Rexel SA *	817	11,866
Rheinmetall AG	265	16,996
RHI AG *	89	2,063
Rieter Holding AG *	46	10,344
Rinnai Corp.	300	14,428
Robbins & Myers, Inc.	600	14,112
Rock-Tenn Company, Class A	600	30,246
Rockwell Automation, Inc.	1,400	65,772
Rockwell Collins, Inc.	1,265	70,030
Rockwool International AS, B Shares	100	11,787
Rofin-Sinar Technologies, Inc. *	600	14,166
Rogers Corp. *	300	9,093
ROK PLC	454	313
Rolls-Royce Group PLC *	12,848	100,264
Roper Industries, Inc.	1,200	62,844
Rotork PLC	289	5,531
RPC Group PLC	2,984	11,521
Ryder Systems, Inc.	800	32,936
Ryobi, Ltd. *	1,000	2,615
Ryosan Company, Ltd.	600	14,075
Sa des Ciments Vicat	137	11,493
Safran SA	1,294	25,174
Saft Groupe SA	384	18,498
Sagami Railway Company, Ltd.	3,000	12,399
Samsung Digital Imaging Company, Ltd. *	55	2,067
Samsung Electro-Mechanics Company, Ltd. *	352	32,283
Samsung Engineering Company, Ltd. *	321	29,608
Samsung Heavy Industries Company, Ltd. *	810	16,745
Samsung SDI Company, Ltd. *	181	22,919
Sandvik AB	3,835	45,968
Sankyu, Inc.	3,000	15,330
Sanwa Shutter Corp.	2,000	5,088
Sanyo Electric Company, Ltd. * (a)	5,000	9,179
Satipel Industrial SA *	2,290	21,128
Sauer-Danfoss, Inc. *	300	3,603
Schindler Holding AG	174	13,191
Schneider Electric SA	1,276	147,827
Schweiter Technologies AG	25	13,128
Sealed Air Corp.	2,200	48,092
Seco Tools AB	474	5,748
Secom Company, Ltd.	900	42,570
Seino Transportation Company, Ltd.	2,000	12,668
Semapa-Sociedade de Investimento & Gestao, SGPS SA	1,179	13,031
SembCorp Industries, Ltd.	7,000	18,281
SembCorp Marine, Ltd.	4,000	10,424

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Semen Gresik Persero Tbk PT	11,500	$9,204
Senior PLC	2,247	2,709
Senko Company, Ltd.	1,000	3,474
Severfield Rowen PLC	2,280	6,501
Shanghai Electric Group Company, Ltd.	26,000	12,009
Shanks Group PLC	2,270	4,855
Sharp Corp.	5,000	62,916
Shaw Group, Inc. *	1,235	35,506
Shimizu Corp.	3,000	10,754
Shin Zu Shing Company, Ltd. *	2,000	9,933
Shin-Keisei Electric Railway Company, Ltd.	2,000	7,947
Shinko Plantech Company, Ltd.	700	7,055
Shree Cement, Ltd. *	199	8,254
Siam Cement PCL, NVDR	2,900	20,358
Siemens AG, SADR	2,500	229,250
SIG PLC *	6,281	11,267
Sika AG	10	15,557
Silgan Holdings, Inc.	600	34,728
Simpson Manufacturing Company, Inc.	1,000	26,890
Sims Group, Ltd.	1,448	28,344
Singapore Airport Terminal Services, Ltd.	2,920	5,668
Singapore Post, Ltd.	21,000	15,063
Singapore Technologies Engineering, Ltd.	5,000	11,493
Sinotrans Shipping, Ltd.	15,500	7,178
Sinotrans, Ltd., Class H	11,000	2,876
Sjaelso Gruppen A/S *	150	324
Skanska AB, Series B	2,913	49,569
SKF AB, B Shares	1,519	26,090
SKF AB	245	4,199
SMC Corp.	300	33,909
Smit Internationale NV	199	17,131
Smith & Wesson Holding Corp. *	1,700	6,953
Smiths Group PLC	2,696	44,114
SMK Corp.	1,000	5,731
SMRT Corp., Ltd.	9,000	12,214
Snap-on, Inc.	900	38,034
SNC-Lavalin Group, Inc.	700	36,136
Solon AG Fuer Solartechnik AG *	197	2,028
Somfy SA	66	12,108
Sonae Industria, SGPS SA *	2,576	9,432
Songa Offshore SE *	400	2,077
Sonic Solutions *	500	5,915
Sonoco Products Company	1,300	38,025
Sony Corp.	3,200	92,757
Spectris PLC	1,738	20,476
Spirax-Sarco Engineering PLC	456	9,078
Spirit Aerosystems Holdings, Inc., Class A *	1,400	27,804
SPX Corp.	800	43,760
Stagecoach Group PLC	2,732	7,475
Stanley Electric Corp.	600	12,066
Stanley Works	1,100	56,661
Stanley, Inc. *	200	5,482
Star Micronics Company, Ltd.	1,000	8,233
Stella-Jones, Inc.	200	4,924
Stericycle, Inc. *	500	27,585
Sterling Construction Company, Inc. *	300	5,754
Sterlite Industries India, Ltd., ADR	1,100	20,042
Sterlite Industries India, Ltd.	803	14,778
Stoneridge, Inc. *	200	1,802
Strabag SE	782	23,054
Sturm Ruger & Company, Inc. (a)	300	2,910
STX Engine Company, Ltd. *	440	7,260
STX Pan Ocean Company, Ltd. *	870	8,466
STX Shipbuilding Company, Ltd. *	430	4,587
Sulzer AG	175	13,634
Sumitomo Electric Industries, Ltd.	2,300	28,508
Sumitomo Heavy Industries, Ltd. *	8,000	40,378
Sumitomo Osaka Cement Company, Ltd.	7,000	10,708
Sun Hydraulics, Inc.	100	2,625
Super Group, Ltd. *	127,245	11,360
Suzlon Energy, Ltd. *	941	1,813
Swisslog Holding AG	10,748	9,045
Synnex Technology International Corp.	5,500	11,880
Ta Ann Holdings BHD	5,300	7,424
Taihan Electric Wire Company, Ltd. *	260	3,978
Taiheiyo Cement Corp. *	11,000	12,517
Taikisha, Ltd.	600	8,013
Taisei Corp.	9,000	15,408
Taiwan Cement Corp.	17,080	18,065
Taiyo Yuden Company, Ltd.	2,000	25,789
Takara Standard Company, Ltd.	1,000	5,529
Takasago Thermal Engineering Company, Ltd.	1,000	8,521
TAL International Group, Inc.	700	9,261
Taser International, Inc. *	400	1,752
TCC International Holdings, Ltd. *	10,000	4,687
Technitrol, Inc.	800	3,504
Techtronic Industries Company, Ltd.	11,000	9,125
Tecnicas Reunidas SA	148	8,466
Tecumseh Products Company, Class A *	100	1,169
Teledyne Technologies, Inc. *	500	19,180
Teleflex, Inc.	600	32,334
Tennant Company	100	2,619
Terex Corp. *	1,500	29,715
Tetra Tech, Inc. *	800	21,736
Texas Industries, Inc.	600	20,994
Textainer Group Holdings, Ltd.	1,000	16,900
Textron, Inc.	3,300	62,073
Thales SA	491	25,162
The Japan Steel Works, Ltd.	2,000	25,150
Thermo Fisher Scientific, Inc. *	4,211	200,823
THK Company, Ltd.	1,200	21,197
Timken Company	1,300	30,823
Titan Cement Company SA	454	13,151
TKH Group NV	165	3,294
TNT Post Group NV	1,618	49,525
Toda Corp.	3,000	9,533
Tognum AG	1,002	16,624
Toho Zinc Company, Ltd.	1,000	4,937
Tokyo Energy & Systems, Inc.	1,000	6,296
Tokyo Seimitsu Company, Ltd. *	200	2,393
Tokyu Corp.	5,000	19,900
Toll Holdings, Ltd.	3,480	27,119

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Tomkins PLC, SADR	3,100	$38,750
Tomra Systems ASA	800	3,798
Torishima Pump Manufacturing Company, Ltd.	200	4,323
Torm A/S	300	2,955
Toromont Industries, Ltd.	500	13,286
Toshiba Corp. *	14,000	77,210
Toshiba Machine Company, Ltd.	3,000	11,472
Toyo Electric Manufacturing Company, Ltd.	1,000	7,994
Toyo Engineering Corp.	1,000	2,933
TransDigm Group, Inc.	700	33,243
Transfield Services, Ltd.	6,542	24,705
Transpacific Industries Group, Ltd. *	1,546	1,861
Transport International Holdings, Ltd.	2,800	7,932
Travis Perkins PLC *	851	11,608
Trelleborg AB, Series B *	821	6,127
Trencor, Ltd.	1,264	4,446
Trex Company, Inc. *	300	5,880
TriMas Corp. *	500	3,385
Trinity Industries, Inc.	1,000	17,440
Triumph Group, Inc.	400	19,300
Tsubakimoto Chain Company, Ltd.	1,000	3,888
Tsurumi Manufacturing Company, Ltd.	1,000	7,485
TTM Technologies, Inc. *	700	8,071
Tutor Perini Corp. * (a)	700	12,656
Tyco Electronics, Ltd. *	2,000	49,100
Ultra Electronics Holdings PLC	805	17,735
ULVAC, Inc.	300	7,263
U-Ming Marine Transport Corp.	4,000	8,083
Unimicron Technology Corp.	6,000	8,631
Union Pacific Corp.	5,300	338,670
United Group, Ltd.	1,825	23,238
United Parcel Service, Inc., Class B	4,000	229,480
United Technologies Corp.	6,100	423,401
United Tractors Tbk PT	10,750	17,775
Universal Cement Corp. *	15,000	8,158
Universal Display Corp. *	200	2,472
Universal Forest Products, Inc.	300	11,043
Universal Truckload Services, Inc.	100	1,810
URS Corp. *	1,300	57,876
USA Truck, Inc. *	200	2,504
USG Corp. * (a)	1,400	19,670
Ushio, Inc.	1,400	23,307
UTI Worldwide, Inc.	1,600	22,912
Vacon Oyj	243	9,296
Vaisala Oyj, Series A	274	9,855
Vallourec SA	285	51,837
Valmont Industries, Inc.	400	31,380
Varian, Inc. * (a)	300	15,462
Veidekke ASA	501	4,301
Venture Corp., Ltd.	2,000	12,542
Vestas Wind Systems AS *	756	46,258
Vianini Lavori SpA	357	2,396
Vicor Corp. *	200	1,860
Vidrala SA	495	13,371
Vinci SA	1,530	85,695
Vishay Intertechnology, Inc. *	3,500	29,225
Viterra, Inc. *	3,072	28,991
Volvo AB, Series A	2,331	19,732
Volvo AB, Series B	4,814	41,014
Vossloh AG	56	5,579
VSE Corp.	100	4,508
VT Group PLC	1,984	16,541
Vulcan Materials Company (a)	1,600	84,272
W.H. Brady Company, Class A	700	21,007
W.W. Grainger, Inc.	700	67,781
Wabtec Corp. (a)	600	24,504
Wacker Construction Equipment AG	190	2,238
Wah Seong Corp. BHD	10,100	6,902
Walsin Lihwa Corp. *	39,000	14,485
Wan Hai Lines, Ltd. *	8,400	4,476
Wartsila Oyj Corp.	696	27,822
Waste Connections, Inc. *	1,100	36,674
Waste Management, Inc.	4,265	144,200
Waste Services, Inc. *	400	3,644
Waters Corp. *	800	49,568
Watts Water Technologies, Inc., Class A	600	18,552
Wavin NV	1,265	3,171
Weg SA	2,400	25,160
Weir Group PLC	2,679	30,709
Welspun-Gujarat Stahl Rohren, Ltd.	1,168	6,742
Werner Enterprises, Inc.	900	17,811
Wesfarmers, Ltd.	4,898	136,178
West Japan Railway Company, Ltd.	9	30,126
Wienerberger Baustoffindustrie AG *	1,142	20,729
WMH Walter Meier AG, Series A	28	2,499
Woodward Governor Company	900	23,193
Woongjin Coway Company, Ltd. *	680	22,420
WorleyParsons, Ltd.	359	9,300
Worthington Industries, Inc.	1,400	18,298
WPG Holdings Company, Ltd.	5,000	8,631
Yageo Corp.	39,000	14,191
Yamatake Corp.	600	13,269
Yamato Transport Company, Ltd.	3,000	41,481
Yang Ming Marine Transport Corp.	16,499	6,224
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	11,969
YIT Oyj	616	12,692
Yokogawa Bridge Corp.	1,000	7,663
Yokogawa Electric Corp.	1,800	15,750
Young Fast Optoelectronics Company, Ltd.	1,000	10,892
YTL Corp. BHD	6,732	14,351
Zardoya Otis SA	1,105	21,540
Zebra Technologies Corp., Class A *	900	25,524
Zehnder Group AG	10	13,447
Zhuzhou CSR Times Electric Company, Ltd.	4,000	8,133
Zodiac SA	501	20,908
Zumtobel AG *	627	12,241

		24,067,866

Investment Companies - 0.00%
Teton Advisors, Inc. *	1	0

Technology - 6.14%
3D Systems Corp. *	200	2,260

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
3PAR, Inc. *	1,000	$11,850
Absolute Software Corp. *	200	1,004
Accenture PLC	4,000	166,000
Acer Sertek, Inc.	12,275	36,671
ACI Worldwide, Inc. *	400	6,860
Actel Corp. *	500	5,940
Activision Blizzard, Inc. *	10,900	121,099
Actuate Corp. *	1,000	4,280
Acxiom Corp. *	1,700	22,814
Adobe Systems, Inc. *	3,359	123,544
Advanced Micro Devices, Inc. *	8,500	82,280
Advent Software, Inc. *	400	16,292
Affiliated Computer Services, Inc., Class A *	1,600	95,504
Agilent Technologies, Inc. *	2,200	68,354
Aixtron AG	2,020	67,621
Allscripts-Misys Healthcare Solutions, Inc. *	1,700	34,391
Alten SA *	466	12,935
Altera Corp.	2,500	56,575
American Reprographics Company *	900	6,309
Amkor Technology, Inc. *	2,800	20,048
Anadigics, Inc. *	1,200	5,064
Analog Devices, Inc.	2,720	85,898
ANSYS, Inc. *	900	39,114
Apple, Inc. *	5,700	1,201,902
Applied Materials, Inc.	10,700	149,158
Applied Micro Circuits Corp. *	900	6,723
ArcSight, Inc. *	500	12,790
Arm Holdings PLC, ADR	4,100	35,096
ASM International NV *	1,150	28,934
ASM Pacific Technology, Ltd.	1,800	16,919
ASML Holding NV	1,961	66,699
Atmel Corp. *	6,000	27,660
ATMI, Inc. *	400	7,448
Atos Origin SA *	196	8,924
Autodesk, Inc. *	2,000	50,820
Automatic Data Processing, Inc.	3,265	139,807
Autonomy Corp. PLC *	1,864	45,448
Aveva Group PLC	375	6,095
Avid Technology, Inc. *	400	5,104
Blackbaud, Inc.	700	16,541
Blackboard, Inc. * (a)	400	18,156
BMC Software, Inc. *	1,500	60,150
Bottomline Technologies, Inc. *	300	5,271
Broadcom Corp., Class A *	2,800	88,060
Brocade Communications Systems, Inc. *	5,800	44,254
Brooks Automation, Inc. *	500	4,290
CA, Inc.	3,300	74,118
Cabot Microelectronics Corp. *	500	16,480
CACI International, Inc., Class A *	500	24,425
Cadence Design Systems, Inc. *	3,800	22,762
CANON, Inc., ADR (a)	3,600	152,352
Cap Gemini SA	1,092	49,463
Capcom Company, Ltd.	300	4,931
Cavium Networks, Inc. * (a)	500	11,915
Cerner Corp. *	600	49,464
CGI Group, Inc. *	2,300	31,316
Chicony Electronics Company, Ltd.	5,246	12,636
Cirrus Logic, Inc. *	500	3,410
Citrix Systems, Inc. *	1,900	79,059
Clevo Company *	5,000	8,071
CMC Magnetics Corp. *	50,000	12,838
Cogent, Inc. *	1,000	10,390
Cognizant Technology Solutions Corp., Class A *	1,900	86,070
Cohu, Inc.	300	4,185
Commvault Systems, Inc. *	600	14,214
Compal Electronics, Inc.	16,255	22,348
Compellent Technologies, Inc. *	300	6,804
Computacenter PLC	4,615	18,652
Computer Programs & Systems, Inc.	200	9,210
Computer Sciences Corp. *	2,100	120,813
Computershare, Ltd.	3,023	30,825
Compuware Corp. *	3,636	26,288
COMSYS IT Partners, Inc. *	200	1,778
Concur Technologies, Inc. *	700	29,925
Conexant Systems, Inc. *	1,500	3,480
Cray, Inc. *	400	2,568
Cree, Inc. *	1,100	62,007
CSE Global, Ltd.	12,000	7,339
CSG Systems International, Inc. *	400	7,636
CSK Corp.	500	2,352
CSR PLC *	763	5,001
Cyberlink Corp.	2,000	8,534
Cypress Semiconductor Corp. *	2,100	22,176
Dassault Systemes SA, ADR	178	10,173
Dassault Systemes SA	135	7,684
Dell, Inc. *	12,900	185,244
DemandTec, Inc. *	400	3,508
Descartes Systems Group, Inc. *	600	3,626
Dicom Group PLC *	695	2,003
Diebold, Inc.	1,000	28,450
Digi International, Inc. *	500	4,560
Dimension Data Holdings PLC	19,808	23,667
Diodes, Inc. *	200	4,090
DivX, Inc. *	600	3,384
Domino Printing Sciences PLC	631	3,350
Double-Take Software, Inc. *	100	999
DSP Group, Inc. *	300	1,689
DST Systems, Inc. *	600	26,130
Dun & Bradstreet Corp.	400	33,748
Ebix, Inc. *	200	9,766
Echelon Corp. * (a)	700	8,092
Eclipsys Corp. *	500	9,260
Elan Microelectronics Corp.	5,050	8,880
Electronic Arts, Inc. *	2,800	49,700
Electronics for Imaging, Inc. *	1,100	14,311
Elpida Memory, Inc. *	800	13,049
EMC Corp. *	16,695	291,662
Emulex Corp. *	1,300	14,170
Entegris, Inc. *	500	2,640
Epicor Software Corp. *	800	6,096
EPIQ Systems, Inc. *	400	5,596

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Epistar Corp.	6,000	$22,433
Exact Holdings NV	78	2,079
Exar Corp. *	600	4,266
FactSet Research Systems, Inc. (a)	300	19,761
Fair Isaac Corp.	1,000	21,310
Fairchild Semiconductor International, Inc. *	2,200	21,978
Falconstor Software, Inc. *	800	3,248
Financial Technologies, Ltd.	236	6,757
Fiserv, Inc. *	2,100	101,808
FormFactor, Inc. *	945	20,563
Foxconn Technology Company, Ltd.	5,928	22,809
Fuji Software ABC, Inc.	400	6,408
Fujitsu, Ltd.	7,000	45,017
Gemalto NV *	759	32,665
Geodesic, Ltd.	2,978	8,378
GFI Informatique SA	1,624	6,515
Hewlett-Packard Company	14,700	757,197
High Tech Computer Corp.	2,415	27,485
Hittite Microwave Corp. *	500	20,375
Hutchinson Technology, Inc. *	200	2,052
Hynix Semiconductor, Inc. *	1,670	33,060
IBA Health, Ltd.	15,462	10,628
Igate Corp.	650	6,500
IHS, Inc., Class A *	700	38,367
Imation Corp. *	600	5,232
Immersion Corp. *	300	1,371
IMS Health, Inc.	1,600	33,696
Indra Sistemas SA	937	22,042
Industrial & Financial Systems AB	1,400	13,267
Infineon Technologies AG, ADR *	1,444	7,942
Infineon Technologies AG *	11,647	64,298
infoGROUP, Inc. *	1,400	11,228
Informatica Corp. *	1,200	31,032
Infosys Technologies, Ltd., ADR	1,300	71,851
Infosys Technologies, Ltd.	338	18,836
Ingenico SA	460	11,134
Innerworkings, Inc. *	1,000	5,900
Integrated Device Technology, Inc. *	2,400	15,528
Intel Corp.	36,200	738,480
International Business Machines Corp.	8,200	1,073,380
International Rectifier Corp. * (a)	900	19,908
Intersil Corp., Class A	1,600	24,544
Intuit, Inc. *	2,200	67,562
Inventec Company, Ltd.	19,635	11,713
IPG Photonics Corp. *	600	10,044
Isilon Systems, Inc. *	800	5,488
Itochu Techno-Science Corp.	400	10,705
IXYS Corp. *	300	2,226
Jack Henry & Associates, Inc.	1,200	27,744
JDA Software Group, Inc. *	400	10,188
Kingsoft Corp., Ltd.	12,000	9,874
KLA-Tencor Corp.	1,800	65,088
Konami Corp.	600	10,700
Kontron AG	927	10,603
Kopin Corp. *	500	2,090
Kulicke & Soffa Industries, Inc. *	1,200	6,468
L-3 Communications Holdings, Inc.	1,000	86,950
Lam Research Corp. *	1,200	47,052
Lawson Software, Inc. *	2,200	14,630
Lenovo Group, Ltd.	34,000	21,092
Lexmark International, Inc. *	765	19,875
Limelight Networks, Inc. *	2,200	8,646
Linear Technology Corp.	1,959	59,828
Lite-On Technology Corp.	22,155	33,131
Logica PLC	14,174	25,996
Logitech International SA *	1,191	20,489
LSI Logic Corp. *	6,583	39,564
Macronix International Company, Ltd.	27,269	15,482
Manhattan Associates, Inc. *	400	9,612
ManTech International Corp. *	300	14,484
Mastech Holdings, Inc. *	13	61
Maxim Integrated Products, Inc.	4,100	83,230
Maxwell Technologies, Inc. *	400	7,136
MedAssets, Inc. *	500	10,605
MediaTek, Inc.	2,018	35,044
MEMC Electronic Materials, Inc. *	2,874	39,144
Mentor Graphics Corp. *	2,200	19,426
Mercury Computer Systems, Inc. *	500	5,505
Micrel, Inc.	1,100	9,020
Microchip Technology, Inc. (a)	2,200	63,932
Micron Technology, Inc. *	12,200	128,832
Micronas Semiconductor Holding AG *	1,672	6,352
MICROS Systems, Inc. *	1,100	34,133
Microsemi Corp. *	900	15,975
Microsoft Corp.	58,008	1,768,664
MicroStrategy, Inc., Class A *	100	9,402
MIPS Technologies, Inc., Class A *	500	2,185
Misys PLC *	6,400	22,098
Mitac International	14,559	7,476
MKS Instruments, Inc. *	600	10,446
MoneyGram International, Inc. *	1,400	4,032
Monolithic Power Systems, Inc. *	300	7,191
Moser Baer India, Ltd.	3,670	6,716
Mphasis, Ltd.	1,558	24,039
MSCI, Inc. *	1,300	41,340
MTS Systems Corp.	200	5,748
Nanometrics, Inc. *	400	4,532
Nanya Technology Corp. *	27,181	27,629
National Semiconductor Corp. (a)	2,000	30,720
NCR Corp. *	2,200	24,486
Neopost SA	261	21,564
Net One Systems Company, Ltd.	3	3,335
NetApp, Inc. *	2,300	79,097
Netezza Corp. *	700	6,790
NETGEAR, Inc. *	500	10,845
Netlogic Microsystems, Inc. *	400	18,504
Netscout Systems, Inc. *	600	8,784
NetSuite, Inc. *	700	11,186
Nihon Unisys, Ltd.	1,200	8,521
Nomura Research Institute, Ltd.	600	11,752
Novell, Inc. *	5,700	23,655
Novellus Systems, Inc. *	1,400	32,676

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Nuance Communications, Inc. *	3,800	$59,052
NVIDIA Corp. *	5,400	100,872
OBIC Company, Ltd.	70	11,420
Oce NV *	2,299	28,100
Omnicell, Inc. *	200	2,338
OmniVision Technologies, Inc. *	1,100	15,983
ON Semiconductor Corp. *	4,400	38,764
Open Text Corp. *	600	24,503
Opnet Technologies, Inc.	445	5,425
Opto Technology Corp.	9,000	7,978
Oracle Corp. - Japan	300	12,428
Oracle Corp.	31,754	779,243
Palm, Inc. * (a)	2,500	25,100
Panasonic Electric Works Information Systems Company, Ltd. *	300	7,551
PAR Technology Corp. *	300	1,734
Parametric Technology Corp. *	1,500	24,510
Patni Computer Systems, Ltd., SADR	300	6,135
Pegasystems, Inc.	500	17,000
Pericom Semiconductor Corp. *	400	4,612
Phase Forward, Inc. *	400	6,140
Photronics, Inc. *	1,000	4,450
Pitney Bowes, Inc.	2,100	47,796
PMC-Sierra, Inc. *	3,400	29,444
Power Integrations, Inc.	400	14,544
Progress Software Corp. *	500	14,605
PROS Holdings, Inc. *	700	7,245
Psion PLC	5,211	8,157
QLogic Corp. *	1,700	32,079
Quality Systems, Inc.	400	25,116
Quanta Computer, Inc.	8,080	17,513
Quantum Corp. *	2,200	6,446
Quest Software, Inc. *	1,300	23,920
Radiant Systems, Inc. *	300	3,120
RadiSys Corp. *	200	1,910
Rambus, Inc. * (a)	1,700	41,480
Realtek Semiconductor Corp.	4,040	11,858
Red Hat, Inc. *	1,585	48,977
Redflex Holdings, Ltd.	5,097	9,440
Renaissance Learning, Inc.	300	3,408
Research In Motion, Ltd. *	1,600	108,666
Richardson Electronics, Ltd.	300	1,761
Ricoh Company, Ltd.	3,000	42,312
Rimage Corp. *	200	3,468
Ritek Corp. *	45,359	12,403
Riverbed Technology, Inc. *	900	20,673
RM PLC	1,719	4,350
Rohm Company, Ltd.	700	45,457
Rovi Corp. *	1,500	47,805
Royalblue Group PLC	652	12,346
Rubicon Technology, Inc. *	1,000	20,310
Rudolph Technologies, Inc. *	600	4,032
Salesforce.com, Inc. * (a)	1,100	81,147
Samsung Electronics Company, Ltd.	446	304,610
Samsung Techwin Company, Ltd. *	124	9,614
SanDisk Corp. *	3,300	95,667
Sandvine Corp. *	7,000	8,634
Sanken Electric Company, Ltd.	1,000	2,815
SAP AG, SADR (a)	2,700	126,387
Satyam Computer Services, Ltd. *	3,019	6,288
Schawk, Inc., Class A	200	2,720
Seachange International, Inc. *	300	1,971
Seagate Technology	5,700	103,683
Seiko Epson Corp.	1,200	19,253
Semiconductor Manufacturing International Corp. *	265,000	17,143
Semtech Corp. *	800	13,608
Shinko Electric Industries Company, Ltd.	800	11,530
Sigma Designs, Inc. *	900	9,630
Silicon Image, Inc. *	400	1,032
Silicon Laboratories, Inc. *	700	33,838
Silicon-On-Insulator Technologies SA *	1,651	23,062
Siliconware Precision Industries Company	2,812	19,712
SimCorp A/S	51	9,544
Skyworks Solutions, Inc. * (a)	3,000	42,570
Smart Modular Technologies (WWH), Inc. *	1,100	6,919
Smith Micro Software, Inc. *	300	2,742
Softbank SA	630	13,764
Software AG	261	28,591
Solera Holdings, Inc.	1,000	36,010
Square Enix Company, Ltd.	400	8,391
SRA International, Inc., Class A *	700	13,370
Standard Microsystems Corp. *	300	6,234
STEC, Inc. * (a)	700	11,438
STMicroelectronics NV	3,619	32,815
Stratasys, Inc. *	200	3,456
Sumco Corp.	900	15,830
Super Micro Computer, Inc. *	700	7,784
Supertex, Inc. *	100	2,980
SXC Health Solutions Corp. *	200	10,958
Sybase, Inc. * (a)	900	39,060
Sykes Enterprises, Inc. *	600	15,282
Synaptics, Inc. * (a)	500	15,325
Synchronoss Technologies, Inc. *	500	7,905
SYNNEX Corp. *	700	21,462
Synopsys, Inc. *	2,100	46,788
Syntel, Inc.	700	26,621
Taiwan Semiconductor Manufacturing Company, Ltd.	80,530	161,538
Take-Two Interactive Software, Inc. *	1,019	10,241
Taleo Corp. *	600	14,112
Tanla Solutions, Ltd.	2,423	3,152
Tata Consultancy Services, Ltd.	2,054	32,911
TDK Corp.	1,500	91,725
Techwell, Inc. *	500	6,600
Temenos Group AG *	170	4,386
Teradata Corp. *	1,400	44,002
Teradyne, Inc. *	2,400	25,752
Tessera Technologies, Inc. *	1,000	23,270
Texas Instruments, Inc.	8,300	216,298
The Sage Group PLC	10,352	36,752
Thomas & Betts Corp. *	800	28,632
THQ, Inc. * (a)	1,200	6,048

The accompanying notes are an integral part of the financial statements.

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
TietoEnator Oyj	537	$11,102
Tokyo Electron, Ltd.	700	44,760
Total Systems Services, Inc.	1,900	32,813
Totvs SA	100	6,729
TPV Technology, Ltd.	10,000	6,110
Trimble Navigation, Ltd. *	1,600	40,320
Triquint Semiconductor, Inc. *	4,300	25,800
Tyler Technologies, Inc. *	500	9,955
Tyntek Corp. *	8,000	7,735
UbiSoft Entertainment SA *	662	9,353
Ultimate Software Group, Inc. *	300	8,811
Ultratech, Inc. *	200	2,972
Unaxis Holding AG *	26	788
Unica Corp. *	400	3,100
Unisem (M) Berhad	14,500	6,940
Unisys Corp. *	500	19,280
United Microelectronics Corp. *	97,620	52,175
Varian Semiconductor Equipment Associates, Inc. *	1,000	35,880
Veeco Instruments, Inc. *	400	13,216
VeriFone Holdings, Inc. *	1,000	16,380
Virage Logic Corp. *	900	4,950
Virtusa Corp. *	600	5,436
VMware, Inc., Class A * (a)	600	25,428
Volterra Semiconductor Corp. *	300	5,736
Western Digital Corp. *	2,300	101,545
Wi-LAN, Inc.	1,000	2,515
Winbond Electronics Corp. *	64,000	19,342
Wincor Nixdorf AG	298	20,327
Wipro, Ltd., ADR (a)	1,000	22,270
Wistron Corp.	12,403	23,954
Xerox Corp. (a)	12,500	105,750
Xilinx, Inc.	2,900	72,674
Zoran Corp. *	700	7,735
Zuken, Inc.	900	5,940

		16,396,180

Utilities - 2.54%
A2A SpA	6,859	14,357
Acea SpA	1,055	11,270
Acegas-APS SpA	800	4,676
AES Corp. *	7,300	97,163
AES Tiete SA	900	8,868
AGL Energy, Ltd.	2,090	26,290
AGL Resources, Inc.	1,100	40,117
Allegheny Energy, Inc.	956	22,447
Allete, Inc.	400	13,072
Alliant Energy Corp.	1,000	30,260
Ameren Corp.	1,800	50,310
American Electric Power Company, Inc.	3,242	112,789
American States Water Company	200	7,082
Aqua America, Inc.	584	10,226
Atmos Energy Corp.	1,300	38,220
Avista Corp.	700	15,113
Babcock & Brown Infrastructure Group *	2	7
Beijing Datang Power Generation Company, Ltd., Class H	26,000	11,139
Black Hills Corp.	500	13,315
Boralex, Inc., Class A *	200	1,855
California Water Service Group	200	7,364
Calpine Corp. *	6,200	68,200
Canadian Utilities, Ltd.	600	25,099
CenterPoint Energy, Inc.	3,100	44,981
Centrais Eletricas Brasileiras SA, ADR, Class B * (a)	700	13,090
Centrais Eletricas Brasileiras SA *	1,200	25,277
Central Vermont Public Service Corp.	100	2,080
Centralschweizerische Kraftwerke AG	13	4,285
Centrica PLC	20,091	90,738
CESC, Ltd.	886	7,316
CEZ AS	757	35,511
CH Energy Group, Inc.	200	8,504
Chesapeake Utilities Corp.	100	3,205
China Resource Power Holdings, Ltd.	8,000	15,829
Chubu Electric Power Company, Inc.	2,900	69,109
Chugoku Electric Power Company, Inc.	1,300	24,792
Cia Energetica de Minas Gerais, ADR	1,100	19,866
Cia General de Electricidad	1,916	12,931
Cia Paranaense de Energia	300	6,435
Cleco Corp.	800	21,864
CLP Holdings, Ltd.	6,500	43,920
CMS Energy Corp.	1,900	29,754
Colbun SA	49,226	12,529
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR *	400	15,648
Companhia de Saneamento de Minas Gerais *	200	3,800
Connecticut Water Service, Inc.	200	4,954
Consolidated Edison, Inc.	1,900	86,317
Constellation Energy Group, Inc.	1,700	59,789
CPFL Energia SA	600	12,286
Dominion Resources, Inc.	3,000	116,760
DPL, Inc.	1,000	27,600
Drax Group PLC	2,951	19,755
DTE Energy Company	1,000	43,590
Duet Group	8,259	13,285
Duke Energy Corp.	8,500	146,285
Dynegy, Inc., Class A *	1,400	2,534
E.ON AG	6,886	287,474
Edison International	2,200	76,516
El Paso Electric Company *	500	10,140
Electric Power Development Company, Ltd.	900	25,521
Electricidade de Portugal SA	6,374	28,211
Electricite de France	801	47,664
Elia System Operator SA/NV	221	8,653
Empire District Electric Company	500	9,365
Empresa Nacional de Electricidad SA, ADR	500	25,135
Enagas	1,409	31,185
Enel SpA	25,513	148,152
Energen Corp.	600	28,080
EnerNOC, Inc. *	400	12,156
Enersis SA, SADR	1,400	32,004
Entergy Corp.	1,400	114,576
Envestra, Ltd.	2,480	1,129
Exelon Corp.	4,028	196,848

The accompanying notes are an integral part of the financial statements.

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
First Philippine Holdings Corp.	6,300	$6,540
FirstEnergy Corp.	2,200	102,190
Fortum Corp. Oyj	2,649	71,764
FPL Group, Inc.	2,700	142,614
GAIL India, Ltd.	1,714	15,251
Gas Natural SDG SA	1,500	32,289
GDF Suez	5,048	219,001
Glow Energy PCL	7,500	7,424
Great Plains Energy, Inc.	1,700	32,963
GVK Power & Infrastructure, Ltd. *	6,734	6,727
Hawaiian Electric Industries, Inc.	1,300	27,170
Hera SpA	6,946	16,073
Hokkaido Electric Power Company, Inc.	900	16,333
Hokuriku Electric Power Company	900	19,584
Hong Kong & China Gas Company, Ltd.	8,400	20,972
Hong Kong Electric Holdings, Ltd.	5,500	29,849
Huaneng Power International, Inc.	500	11,200
Iberdrola Renovables SA	1,291	6,151
Iberdrola SA (a)	11,465	109,141
IDACORP, Inc.	700	22,365
Integrys Energy Group, Inc.	1,000	41,990
International Power PLC	12,509	61,892
Iride SpA	1,525	2,892
ITC Holdings Corp.	700	36,463
Kansai Electric Power Company, Ltd.	2,100	47,336
Korea Electric Power Corp., ADR *	2,200	31,988
Korea Gas Corp. *	342	14,226
Kyushu Electric Power Company, Inc.	1,400	28,792
Manila Water Company, Inc.	20,200	6,847
Maxim Power Corp. *	100	346
MDU Resources Group, Inc.	1,600	37,760
MGE Energy, Inc.	300	10,722
Middlesex Water Company	200	3,526
Mirant Corp. *	2,200	33,594
MVV Energie AG	213	9,460
National Grid PLC, SADR	2,000	108,760
New Jersey Resources Corp.	600	22,440
Nicor, Inc.	500	21,050
NiSource, Inc.	2,500	38,450
Northeast Utilities	1,500	38,685
Northumbrian Water Group PLC	4,981	21,670
Northwest Natural Gas Company	400	18,016
NorthWestern Corp.	600	15,612
NRG Energy, Inc. * (a)	3,511	82,895
NSTAR	800	29,440
NV Energy, Inc.	3,000	37,140
Oesterreichische Elektrizitaets AG, Class A	185	7,843
OGE Energy Corp.	900	33,201
ONEOK, Inc.	900	40,113
Ormat Technologies, Inc.	600	22,704
Osaka Gas Company, Ltd.	9,000	30,322
Otter Tail Corp.	600	14,880
Pennichuck Corp.	200	4,226
Pennon Group PLC	3,652	31,692
Pepco Holdings, Inc.	900	15,165
Perusahaan Gas Negara Tbk PT	35,000	14,455
Petronas Gas BHD	2,500	7,195
PG&E Corp.	2,565	114,527
Piedmont Natural Gas, Inc.	900	24,075
Pike Electric Corp. *	500	4,640
Pinnacle West Capital Corp.	900	32,922
PNM Resources, Inc.	1,200	15,180
Portland General Electric Company	1,100	22,451
PPL Corp.	2,465	79,644
Progress Energy, Inc.	1,900	77,919
PTC India, Ltd.	2,981	7,236
Public Power Corp. SA *	1,004	18,531
Public Service Enterprise Group, Inc.	4,200	139,650
Red Electrica De Espana	660	36,579
Redes Energeticas Nacionais SA	2,238	9,613
Reliance Natural Resources, Ltd. *	6,513	9,737
Reliance Power, Ltd. *	3,825	12,743
Romande Energie Holding SA	8	14,192
RRI Energy, Inc. *	5,820	33,290
RWE AG	1,142	110,977
Saibu Gas Company, Ltd.	4,000	10,905
Samchully Company, Ltd. *	69	6,642
SCANA Corp.	1,000	37,680
Scottish & Southern Energy PLC	5,123	95,735
Sempra Energy	1,600	89,568
Severn Trent PLC	2,020	35,286
Shikoku Electric Power Company, Inc.	1,000	25,794
Shizuoka Gas Company, Ltd.	1,500	9,647
SJW Corp.	300	6,771
Snam Rete Gas SpA	6,994	34,779
South Jersey Industries, Inc.	300	11,454
Southern Company	5,165	172,098
Southwest Gas Corp.	600	17,118
Southwest Water Company	200	1,178
SP Ausnet	17,232	14,113
Suez Environnement SA	1,413	32,643
Tata Power Company, Ltd.	428	12,686
Teco Energy, Inc. (a)	1,600	25,952
Tenaga Nasional BHD	7,000	17,135
Terna Participacoes SA	800	17,164
Terna SpA	10,246	44,086
The Laclede Group, Inc.	200	6,754
The Tokyo Electric Power Company, Ltd.	5,100	127,835
Tohoku Electric Power Company, Inc.	1,700	33,603
Tokyo Gas Company, Ltd.	10,000	39,865
Torrent Power, Ltd.	1,000	6,926
TransAlta Corp.	1,400	31,431
TrustPower, Ltd.	2,008	10,618
UGI Corp.	1,400	33,866
UIL Holding Corp.	400	11,232
Unisource Energy Corp.	500	16,095
United Utilities Group PLC	3,656	29,089
Vectren Corp.	1,200	29,616
Veolia Environnement SA	160	5,261
Veolia Environnement, ADR	900	29,592
Westar Energy, Inc.	1,600	34,752
WGL Holdings, Inc.	700	23,478

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Wisconsin Energy Corp.	900	$44,847
Xcel Energy, Inc.	3,075	65,252
Xinao Gas Holdings, Ltd., GDR	4,000	10,217
York Water Company	200	2,902
YTL Power International BHD	13,100	8,552

		6,780,179

TOTAL COMMON STOCKS (Cost $153,062,758)		$186,464,184

PREFERRED STOCKS - 0.17%

Basic Materials - 0.04%
Companhia de Ferro Ligas da Bahia (g)	300	1,998
Fertilizantes Fosfatados SA *	1,100	10,358
Klabin SA (g)	6,500	19,513
Suzano Papel e Celulose SA *	2,200	25,620
Usinas Siderurgicas de Minas Gerais SA, Class A (g)	1,700	47,844

		105,333

Communications - 0.02%
Net Servicos de Comunicacao SA *	1,518	20,689
Tele Norte Leste Participacoes SA	700	14,997
Universo Online SA (g)	500	2,680
Vivo Participacoes SA	203	6,312

		44,678

Consumer, Cyclical - 0.03%
Lojas Americanas SA	3,200	28,235
Porsche Automobil Holding SE	589	36,995
Tam SA *	1,300	28,904

		94,134

Consumer, Non-cyclical - 0.02%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar, Class A	4	150
Companhia de Bebidas das Americas, ADR	500	50,545
Contax Participacoes SA	100	5,722

		56,417

Financial - 0.04%
Itau Unibanco Holding SA	4,869	110,189

Industrial - 0.00%
Confab Industrial SA (g)	673	1,972

Utilities - 0.02%
Companhia de Transmissao de Energia
Eletrica Paulista	200	5,882
Companhia Energetica de Sao Paulo, Class B *	1,400	19,182
Companhia Paranaense de Energia, Class B	500	10,703
Eletropaulo Metropolitana SA, Class B	800	15,743

		51,510

TOTAL PREFERRED STOCKS (Cost $308,568)		$464,233

WARRANTS - 0.00%

Communications - 0.00%
Media Prima BHD (Expiration Date 12/31/2014) *	402	0

Energy - 0.00%
Beach Petroleum, Ltd. (Expiration Date 06/30/2010, Strike Price AUD 2.00) *	566	8

Financial - 0.00%
Mediobanca SpA (Expiration Date 03/18/2011, Strike Price: EUR 9.00) *	3,685	914

TOTAL WARRANTS (Cost $12)		$922

RIGHTS - 0.00%

Basic Materials - 0.00%
Kemira Oyj (Strike Price: EUR 6.60) *	1,200	1,686

Consumer, Non-cyclical - 0.00%
JBS SA (Expiration Date 01/29/2010, Strike Price: BRL 1739.80) *	3	0

Financial - 0.00%
Fortis Group SA (Expiration Date 07/04/2014) *	2,414	0

Industrial - 0.00%
Builders FirstSource, Inc. (Expiration Date 01/14/2010, Strike price: USD 3.50) *	483	118

TOTAL RIGHTS (Cost $0)		$1,804

U.S. TREASURY OBLIGATIONS - 9.88%

U.S. Treasury Bonds - 5.26%
8.875% due 08/15/2017	450,000	613,406
10.625% due 08/15/2015	3,735,000	5,245,341
11.25% due 02/15/2015	5,800,000	8,182,530

		14,041,277

U.S. Treasury Notes - 4.62%
2.00% due 11/30/2013	1,700,000	1,690,969
2.75% due 02/15/2019	1,200,000	1,104,750
4.25% due 08/15/2014 to 11/15/2014	6,700,000	7,226,016
4.75% due 05/31/2012	2,150,000	2,321,832

		12,343,567

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,025,173)		$26,384,844

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.25%

Federal Farm Credit Bank - 4.21%
3.00% due 09/22/2014	500,000	501,599
4.875% due 12/16/2015 to 01/17/2017	7,000,000	7,502,662
5.125% due 08/25/2016	3,000,000	3,239,184

		11,243,445

Federal Home Loan Bank - 10.04%
2.625% due 05/20/2011	450,000	460,833
3.375% due 06/24/2011	465,000	480,378
3.625% due 07/01/2011 to 10/18/2013	2,170,000	2,265,803
4.50% due 11/15/2012	700,000	751,043
4.75% due 12/16/2016	3,000,000	3,218,214
4.875% due 11/18/2011 to 05/17/2017	2,790,000	2,982,407
5.00% due 11/17/2017	2,800,000	3,028,813
5.25% due 06/18/2014	1,130,000	1,255,329
5.365% due 09/09/2024	600,000	628,088
5.375% due 08/19/2011 to 05/15/2019	6,300,000	6,939,032

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Bank (continued)
5.50% due 08/13/2014	$3,300,000	$3,702,399
5.75% due 05/15/2012	1,000,000	1,098,337

		26,810,676

Federal Home Loan Mortgage Corp. - 1.33%
4.875% due 11/15/2013	650,000	711,410
2.50% due 04/23/2014	700,000	699,590
3.75% due 03/27/2019	600,000	588,253
5.125% due 07/15/2012	875,000	950,568
5.50% due 08/20/2012	550,000	603,503

		3,553,324

Federal National Mortgage Association - 0.91%
2.50% due 05/15/2014	900,000	898,234
4.875% due 05/18/2012	610,000	658,307
5.375% due 11/15/2011	820,000	883,950

		2,440,491

Tennessee Valley Authority - 2.76%
4.375% due 06/15/2015	3,400,000	3,568,018
4.50% due 04/01/2018	700,000	712,354
5.50% due 07/18/2017	750,000	817,500
6.25% due 12/15/2017	1,986,000	2,265,228

		7,363,100

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,419,489)		$51,411,036

SECURITIES LENDING COLLATERAL - 1.67%

Securities Lending Collateral - 1.67%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	444,755	4,451,778

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,451,743)		$4,451,778

SHORT TERM INVESTMENTS - 0.42%

State Street Institutional Liquid Reserves Fund, 0.1272%	$1,123,742	$1,123,742

TOTAL SHORT TERM INVESTMENTS (Cost $1,123,742)		$1,123,742

Total Investments (Disciplined Diversification Trust) (Cost $236,391,485) - 101.21%		$270,302,543
Other assets and liabilities, net - (1.21)%		(3,242,142)

TOTAL NET ASSETS - 100.00%		$267,060,401

Emerging Markets Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.44%

Bermuda - 0.02%
Central European Media Enterprises, Ltd. *	7,000	$170,516

Brazil - 8.58%
Acucar Guarani SA *	152,600	485,797
Banco Alfa de Investimento SA *	35,300	166,299
Bematech SA	57,400	278,126
BM&F BOVESPA SA	2,279,200	15,840,102
BR Malls Participacoes SA *	109,300	1,333,874
Brascan Residential Properties SA	211,500	937,555
Braskem SA, SADR * (a)	140,643	2,307,952
Camargo Correa Desenvolvimento Imobiliario SA	51,900	159,874
Cia Providencia Industria e Comercio SA	46,200	209,754
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	11,800	886,416
Cosan SA Industria e Comercio *	183,800	2,679,461
Cremer SA	54,900	467,276
Empresa Brasileira de Aeronautica SA, ADR * (a)	248,049	5,484,363
Eternit SA	32,800	162,083
Eternit SA *	8,778	43,865
Even Construtora e Incorporadora SA	154,000	747,811
Ez Tec Empreendimentos e Participacoes SA	77,000	371,907
Fertilizantes Heringer SA *	2,300	13,966
Fibria Celulose SA * (a)	109,698	2,505,502
Gafisa SA	181,400	2,941,180
Gerdau SA, SADR (a)	1,115,434	18,995,841
Gerdau SA	224,200	2,823,126
Grendene SA	194,700	1,108,009
Guararapes Confeccoes SA	12,300	517,906
Helbor Empreendimentos SA	31,100	224,336
IdeiasNet SA *	139,600	435,815
Iguatemi Empresa de Shopping Centers SA	48,000	932,399
Industrias Romi SA *	111,700	749,559
JHSF Participacoes SA	101,000	214,848
Kepler Weber SA *	608,400	125,576
Log-in Logistica Intermodal SA	117,800	573,276
Magnesita Refratarios SA *	27,206	224,061
Marfrig Frigorificos e Comercio de Alimentos SA *	158,547	1,729,996
Medial Saude SA *	61,500	614,409
Metalfrio Solutions SA	26,400	148,851
MPX Energia SA	68,000	868,556
Multiplan Empreendimentos Imobiliarios SA	27,665	514,618
Obrascon Huarte Lain Brasil SA	46,500	903,414
Paranapanema SA *	210,000	803,883
Plascar Participacoes Industriais SA *	98,200	135,793
Porto Seguro SA *	79,500	914,304
Rodobens Negocios Imobiliarios SA	50,000	515,624
Rossi Residencial SA	286,200	2,469,516
Sao Carlos Empreendimentos e Participacoes SA	27,805	247,812
Sao Martinho SA *	82,800	804,458
Satipel Industrial SA *	292,256	2,696,186
Sul America SA	70,500	2,103,787
Tegma Gestao Logistica	19,800	175,684
Trisul SA *	27,100	97,956
Ultrapar Participacoes SA, ADR (a)	66,484	3,118,100
Ultrapar Participacoes SA	5,380	250,605
Usinas Siderurgicas de Minas Gerais SA	168,900	4,824,137

		88,885,604

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chile - 3.18%
Banco de Credito e Inversiones	45,084	$1,505,331
Cementos Bio-Bio SA	50,384	113,686
Cia General de Electricidad	19,916	134,411
Companhia de Consumidores de Gas de Santiago SA	133,347	734,112
Companhia Sudamericana de Vapores SA *	1,202,252	876,982
Corpbanca SA, SADR	10,912	462,669
Corpbanca SA	48,500,000	391,804
Cristalerias de Chile SA	66,213	743,746
Empresas CMPC SA	237,208	9,435,362
Empresas Copec SA	403,465	6,014,043
Enersis SA, SADR (a)	447,410	10,227,793
Industrias Forestales SA	1,557,243	398,729
Madeco SA	10,044,300	632,036
Masisa SA	7,443,625	1,095,345
Vina San Pedro SA	19,029,176	138,972

		32,905,021

China - 3.07%
Angang New Steel Company, Ltd., Class H	1,318,000	2,875,002
Bank of China, Ltd.	4,528,864	2,424,800
Bank of Communications Company, Ltd., Class H	80,792	93,023
Beijing Capital International Airport Company, Ltd., Class H *	2,612,000	1,716,985
Chaoda Modern Agriculture Holdings, Ltd.	2,806,474	2,985,216
China CITIC Bank	5,169,000	4,372,877
China Communications Construction Company, Ltd.	873,555	829,710
China Communications Services Corp., Ltd., Class H	1,078,000	527,216
China Construction Bank Corp.	868,000	738,826
China Huiyuan Juice Group, Ltd.	1,300,000	921,416
China Railway Construction Corp. - Hong Kong Exchange	401,165	510,429
China Rare Earth Holdings, Ltd. - Hong Kong Exchange *	1,000,000	202,058
China Shipping Container Lines Company, Ltd. *	4,448,150	1,587,563
China Shipping Development Company, Ltd., Class H	920,000	1,375,723
Country Garden Holdings Company, Ltd.	4,281,000	1,579,919
Guangshen Railway Company, Ltd., SADR (a)	35,688	724,110
Hunan Non Ferrous Metal Corp., Ltd. *	2,234,000	1,037,274
Industrial & Commercial Bank of China, Ltd.	802,000	658,166
KWG Property Holding, Ltd.	1,023,013	778,868
Maanshan Iron & Steel Company, Ltd. *	1,866,000	1,345,652
Qingling Motors Company, Ltd.	1,422,000	342,243
Semiconductor Manufacturing International Corp., SADR *	140,377	454,822
Semiconductor Manufacturing International Corp. *	15,570,000	1,007,261
Shanghai Forte Land Company	1,550,595	499,201
Shui On Land, Ltd.	2,819,850	1,656,193
Sinotrans, Ltd., Class H	2,019,000	527,954

		31,772,507

Czech Republic - 0.24%
Pegas Nonwovens SA	25,000	604,204
Unipetrol AS *	250,417	1,897,532

		2,501,736

Hong Kong - 8.28%
Amvig Holdings, Ltd.	494,000	201,886
Anton Oilfield Services Group	1,026,000	110,309
Baoye Group Company, Ltd.	376,000	282,718
Beijing Capital Land, Ltd.	1,272,000	568,953
Beijing Enterprises Holdings, Ltd.	522,500	3,756,696
Beijing North Star Company, Ltd. (a)	866,000	304,453
Bosideng International Holdings, Ltd.	3,158,000	704,232
Brilliance China Automotive Holdings, Ltd. *	3,404,000	950,103
BYD Electronic International Company, Ltd. *	947,500	768,908
Catic Shenzhen Holdings, Ltd. *	122,000	37,404
China Aerospace International Holdings, Ltd. *	1,971,200	342,234
China Agri-Industries Holdings, Ltd.	2,031,000	2,634,324
China Aoyuan Property Group, Ltd. *	1,136,000	200,234
China Everbright, Ltd.	998,000	2,448,435
China Grand Forestry Resources Group, Ltd. *	6,636,000	245,736
China Green Holdings, Ltd.	549,000	519,655
China Haidian Holdings, Ltd.	402,000	37,589
China Merchants Holdings International Company, Ltd.	1,357,520	4,373,224
China Nickel Resources Holding Company, Ltd. *	10,000	1,806
China Oil and Gas Group, Ltd. *	340,000	39,106
China Pharmaceutical Group, Ltd.	1,356,000	748,301
China Properties Group, Ltd. *	724,000	211,895
China Resources Enterprises, Ltd.	1,582,000	5,742,251
China Travel International Investment Hong Kong, Ltd.	4,356,000	1,292,484
China Unicom, Ltd., ADR (a)	69,012	904,747
Chongqing Iron & Steel Company, Ltd.	854,000	317,749
Citic Pacific, Ltd.	1,984,000	5,298,943
CITIC Resources Holdings, Ltd. *	3,640,000	1,059,815
Cosco International Holdings, Ltd.	925,625	392,751
Cosco Pacific, Ltd.	1,546,000	1,966,866
Coslight Technology International Group, Ltd.	150,000	217,895
DaChan Food Asia, Ltd.	612,000	131,171
Dalian Port PDA Company, Ltd.	1,112,000	426,396
Denway Motors, Ltd.	6,760,000	4,272,060
Digital China Holdings, Ltd.	365,000	484,650
Dynasty Fine Wines Group, Ltd.	756,000	244,620
First Tractor Company, Ltd.	204,000	130,003
Fosun International	2,296,500	1,592,222
Franshion Properties China, Ltd.	1,750,000	614,301
Fu Ji Food & Catering Services Holdings, Ltd. *	380,000	0
Global Bio-Chem Technology Group Company, Ltd.	1,800,000	440,548
Goldlion Holdings, Ltd.	261,000	68,997
Great Wall Motor Company, Ltd.	599,500	743,137
Great Wall Technology Company, Ltd.	142,000	52,237
Greentown China Holdings, Ltd.	770,500	1,190,320
Guangzhou Investment Company, Ltd.	5,465,577	1,540,453
Guangzhou Pharmaceutical Company, Ltd.	382,000	286,291
GZI Transportation, Ltd.	636,739	253,206

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hainan Meilan International Airport Company, Ltd.	213,000	$257,987
Haitian International Holdings, Ltd.	566,000	308,710
Harbin Power Equipment Company, Ltd.	888,000	786,842
Hidili Industry International Development, Ltd. *	1,278,000	1,590,118
HKC Holdings, Ltd. *	3,907,409	295,524
Hopson Development Holdings, Ltd., GDR	790,000	1,130,686
Innomaxx Biotechnology Group, Ltd. *	5,960,000	192,818
Intime Department Store Group Company, Ltd.	777,000	716,403
Ju Teng International Holdings, Ltd.	778,000	776,984
Kingboard Chemical Holdings, Ltd.	95,500	378,723
Kingway Brewery Holdings, Ltd. *	578,000	133,692
Lai Fung Holdings, Ltd.	4,485,000	165,659
Lingbao Gold Company, Ltd. *	450,000	170,701
Minmetals Resources, Ltd. *	1,124,000	384,965
Minth Group, Ltd.	322,000	474,517
Nan Hai Corp., Ltd. *	27,150,000	386,772
Neo-China Group Holdings, Ltd. *	359,000	0
NetDragon Websoft, Inc.	185,500	96,181
New World China Land, Ltd.	774,000	291,881
New World Department Store China, Ltd.	660,000	600,342
Qin Jia Yuan Media Services Company, Ltd.	501,064	98,222
Qunxing Paper Holdings Company, Ltd.	413,000	157,984
Shanghai Industrial Holdings, Ltd.	726,000	3,693,139
Shanghai Jin Jiang International Hotels Group Company, Ltd.	848,000	244,056
Shanghai Prime Machinery Company, Ltd.	962,000	184,058
Shanghai Real Estate, Ltd. *	2,806,000	297,292
Shenzhen International Holdings, Ltd.	10,320,000	779,533
Shenzhen Investment, Ltd.	2,476,000	1,040,478
Shimao Property Holdings, Ltd., GDR	1,805,000	3,385,316
Shougang Concord International Enterprises Company, Ltd.	3,828,000	949,227
Sichuan Xinhua Winshare Chainstore Company, Ltd.	690,000	280,786
Sino Union Petroleum & Chemical International, Ltd. *	2,560,000	262,103
SinoCom Software Group, Ltd.	160,000	19,488
Sinofert Holdings, Ltd.	2,924,000	1,617,353
Sinolink Worldwide Holdings, Ltd.	2,292,000	439,679
Sino-Ocean Land Holdings, Ltd.	4,591,624	4,205,690
Sinopec Kantons Holdings, Ltd.	424,000	129,909
Sinotruk Hong Kong, Ltd.	498,000	579,781
Skyworth Digital Holdings, Ltd.	1,746,000	1,781,880
Soho China, Ltd.	1,986,500	1,070,315
SPG Land Holdings, Ltd.	345,000	206,230
TCL Communication Technology Holdings, Ltd. *	373,500	85,313
TCL Multimedia Technology Holdings, Ltd. *	947,200	1,019,201
Tian An China Investment, Ltd.	697,000	448,200
Tianjin Port Development Holdings, Ltd. *	962,000	346,255
Tomson Group, Ltd.	91,924	39,444
TPV Technology, Ltd.	1,902,000	1,162,198
Travelsky Technology, Ltd., Class H	848,000	854,131
Weiqiao Textile Company, Ltd.	603,000	411,663
Wuyi International Pharmaceutical Company, Ltd.	645,000	64,577
Xiamen International Port Company, Ltd.	1,372,000	244,333
Xingda International Holdings, Ltd.	877,000	408,427
Xinjiang Xinxin Mining Industry Company, Ltd.	903,000	491,033
Xiwang Sugar Holdings Company, Ltd.	483,717	169,104
Zhejiang Glass Company, Ltd. *	162,000	61,066
Zhong An Real Estate, Ltd.	668,000	249,657

		85,768,940

Hungary - 0.11%
Danubius Hotel and Spa PLC *	6,805	127,901
Egis Gyogyszergyar Nyrt.	8,714	866,167
Fotex PLC *	60,581	122,111
Raba Jarmuipari Holding Nyilvanosan Mukodo Rt. *	17,388	62,971

		1,179,150

India - 11.93%
Aarti Industries, Ltd.	51,087	53,378
ABG Shipyard, Ltd.	4,051	18,341
ACC, Ltd.	16,968	317,332
Aditya Birla Nuvo, Ltd.	58,170	1,093,243
Ador Welding, Ltd.	8,367	36,779
Aftek, Ltd. *	28,740	10,875
Alembic, Ltd.	73,121	74,642
Allahabad Bank	197,485	529,255
Alok Industries, Ltd.	686,744	336,694
Ambuja Cements, Ltd.	595,078	1,337,077
Amtek Auto, Ltd.	158,808	588,524
Andhra Bank	198,888	444,215
Apollo Hospitals Enterprise, Ltd.	23,157	324,044
Apollo Tyres, Ltd.	226,563	236,876
Arvind Mills, Ltd. *	104,084	86,350
Ashok Leyland, Ltd.	830,697	876,933
Aurobindo Pharma, Ltd.	55,835	1,097,981
Avaya Global Connect, Ltd.	5,668	22,928
Axis Bank, Ltd.	255,466	5,380,871
Bajaj Auto Finance, Ltd.	13,322	93,682
Bajaj Auto, Ltd.	49,562	653,945
Bajaj Finserv, Ltd.	23,398	173,601
Bajaj Hindusthan, Ltd.	134,494	645,550
Balaji Telefilms, Ltd.	15,413	20,152
Ballarpur Industries, Ltd.	403,880	206,594
Balmer Lawrie & Company, Ltd.	5,100	62,132
Balrampur Chini Mills, Ltd.	287,476	812,667
Bank of Maharashtra	152,501	163,899
Bank of Rajasthan	49,239	80,297
Bata India, Ltd.	12,773	53,374
Bharat Earth Movers, Ltd.	19,043	457,296
Bharat Forge, Ltd.	156,947	915,723
Bhushan Steel, Ltd.	23,491	727,865
Biocon, Ltd.	75,936	449,239
Birla Corp., Ltd.	43,321	307,328
Bombay Burmah Trading Company, Ltd.	3,000	18,574
Cairn India, Ltd. *	437,248	2,632,232
Century Textile & Industries, Ltd.	44,409	498,088
Chambal Fertilizers & Chemicals, Ltd.	196,299	243,213
Chi Investments, Ltd. *	3,214	2,713

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Cholamandalam DBS Finance, Ltd. *	16,563	$24,107
City Union Bank, Ltd.	162,675	89,125
Clariant Chemicals India, Ltd.	1,800	18,330
Coromandel Fertilisers, Ltd.	28,000	141,552
Cranes Software International, Ltd.	13,600	8,346
Dalmia Cement Bharat, Ltd.	12,925	45,963
DCM Shriram Consolidated, Ltd.	39,804	52,202
Deepak Fertilizers & Petrochemicals Corp., Ltd.	25,890	58,841
DLF, Ltd.	142,244	1,094,472
Edelweiss Capital, Ltd.	30,455	329,156
Eicher Motors, Ltd.	6,990	97,755
EID Parry India, Ltd.	57,429	454,212
Elder Pharmaceuticals, Ltd.	7,799	51,332
Electrosteel Castings, Ltd.	80,000	85,308
Escorts, Ltd. *	17,876	50,375
Essel Propack, Ltd.	34,800	36,860
Eveready Industries, Ltd. *	12,000	17,471
FAG Bearings India, Ltd.	990	13,104
FDC, Ltd.	28,000	38,222
Federal Bank, Ltd.	198,437	999,622
Financial Technologies, Ltd.	19,758	565,680
Finolex Cables, Ltd.	54,200	69,369
Finolex Industries, Ltd.	36,402	43,861
Fortis Healthcare, Ltd. *	86,920	256,050
Gammon India, Ltd.	85,633	417,000
Geodesic, Ltd.	106,859	300,611
Gitanjali Gems, Ltd.	67,918	180,694
Godfrey Philips India, Ltd.	860	37,319
Godrej Industries, Ltd.	87,653	344,884
Graphite India, Ltd.	75,117	132,566
Grasim Industries, Ltd.	43,248	2,279,671
Great Eastern Shipping Company, Ltd.	96,416	574,181
Great Offshore, Ltd.	35,848	360,181
GTL, Ltd.	47,854	398,798
Gujarat Alkalies & Chemicals, Ltd.	21,556	60,298
Gujarat Ambuja Exports, Ltd.	77,000	39,207
Gujarat Flourochemicals, Ltd.	5,500	15,382
Gujarat Narmada Valley Fertilizers Company, Ltd.	76,886	173,206
Gujarat State Fertilisers & Chemicals, Ltd.	23,600	96,343
HCL Infosystems, Ltd.	126,394	415,422
HCL Technologies, Ltd.	273,215	2,172,551
HEG, Ltd.	20,234	167,307
Hexaware Technologies, Ltd.	216,925	437,165
Himatsingka Seide, Ltd. *	28,000	24,749
Hindalco Industries, Ltd.	1,211,900	4,142,687
Hinduja TMT, Ltd.	5,620	41,850
Hindustan Construction Company, Ltd.	170,483	533,287
Hindustan Motors, Ltd. *	62,437	31,557
Hotel Leela Venture, Ltd.	112,448	116,940
Housing Development & Infrastructure, Ltd. *	105,024	809,232
ICICI Bank, Ltd., SADR	560,545	21,138,152
ICSA India, Ltd.	41,569	160,531
I-Flex Solutions, Ltd. *	20,606	1,022,905
India Cements, Ltd.	280,001	740,389
India Glycols, Ltd.	11,700	31,117
India Infoline, Ltd.	261,474	721,419
Indiabulls Financial Services, Ltd.	240,661	641,443
Indiabulls Real Estate, Ltd. *	315,338	1,527,204
Indian Hotels Company, Ltd.	477,563	1,049,820
Indian Overseas Bank	234,477	553,292
IndusInd Bank, Ltd.	226,241	678,875
Industrial Development Bank of India, Ltd.	381,710	1,042,200
Infomedia India, Ltd. *	4,400	4,268
Infrastructure Development Finance Company, Ltd.	1,022,730	3,387,333
Ingersoll-Rand India, Ltd.	18,989	143,366
Ipca Laboratories, Ltd.	5,887	130,206
IVRCL Infrastructures & Projects, Ltd.	207,617	1,558,154
Jammu & Kashmir Bank, Ltd.	46,301	574,322
JB Chemicals & Pharmaceuticals, Ltd.	20,800	27,013
JBF Industries, Ltd.	16,838	36,009
Jet Airways India, Ltd. *	27,783	328,926
Jindal Saw, Ltd.	187,940	759,649
Jindal Stainless, Ltd. *	44,041	117,500
JK Tyre & Industries, Ltd.	6,013	19,638
JSW Steel, Ltd.	143,779	3,109,239
Jubilant Organosys, Ltd.	73,378	524,889
Jyoti Structures, Ltd.	16,000	58,798
Kalpataru Power Transmission, Ltd.	9,514	223,818
Karnataka Bank, Ltd.	128,844	352,261
Karur Vysya Bank, Ltd.	15,800	134,566
Kesoram Industries, Ltd.	26,673	214,250
Kirloskar Oil Engines, Ltd.	69,124	235,518
Kotak Mahindra Bank, Ltd.	127,846	2,201,293
KS Oils, Ltd.	62,402	86,928
Lakshmi Machine Works, Ltd.	2,097	79,680
Lanxess ABS, Ltd.	4,800	18,684
LIC Housing Finance, Ltd.	79,100	1,385,739
Madras Cements, Ltd.	36,000	85,513
Maharashtra Seamless, Ltd.	50,339	386,400
Mahindra & Mahindra, Ltd.	216,103	5,015,635
Mahindra Lifespace Developers, Ltd.	10,600	76,580
Mangalam Cement, Ltd.	14,461	48,578
Mastek, Ltd.	18,261	162,601
MAX India, Ltd. *	66,130	313,549
McLeod Russel India, Ltd.	88,970	498,800
Mercator Lines, Ltd.	163,169	199,919
Merck, Ltd.	5,500	67,342
Monnet Ispat & Energy, Ltd.	29,947	240,646
Moser Baer India, Ltd.	130,000	237,912
MRF, Ltd.	920	118,373
Mukand, Ltd. *	22,832	32,846
Nagarjuna Construction Company, Ltd.	279,057	986,003
Nagarjuna Fertilizers & Chemicals, Ltd. *	125,682	87,280
Nahar Spinning Mills, Ltd.	6,600	10,803
National Organic Chemical Industries, Ltd.	80,240	42,850
Navneet Publications India, Ltd.	75,000	66,468
NIIT Technologies, Ltd.	19,088	73,886
Nirma, Ltd.	27,700	128,357
Orchid Chemicals & Pharmaceuticals, Ltd.	62,788	244,636
Orient Paper & Industries, Ltd.	51,770	53,317

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Oriental Bank of Commerce	101,465	$547,264
Panacea Biotec, Ltd. *	19,983	85,996
Pantaloon Retail India, Ltd.	37,347	301,100
Patel Engineering Ltd	5,136	49,327
Patni Computer Systems, Ltd.	122,526	1,272,529
Petronet LNG, Ltd.	458,012	696,928
Polaris Software Lab, Ltd.	26,963	106,296
Polyplex Corp., Ltd.	1,700	6,746
PSL, Ltd.	10,200	38,067
PTC India, Ltd.	233,522	566,853
Punj Lloyd, Ltd.	165,098	717,036
Raymond, Ltd. *	13,115	54,895
REI Six Ten Retail, Ltd.	7,735	18,126
Reliance Capital, Ltd.	71,378	1,302,966
Reliance Communications, Ltd.	953,225	3,488,943
Reliance Industries, Ltd.	8,200	191,296
Reliance Power, Ltd. *	30,000	99,942
Rolta India, Ltd.	147,175	615,244
Ruchi Soya Industries, Ltd.	180,975	356,821
Seamec, Ltd. *	10,845	50,318
Sicagen India, Ltd. *	6,851	2,127
Sical Logistics, Ltd. *	6,851	11,037
Sonata Software, Ltd.	29,000	26,537
South Indian Bank, Ltd.	140,505	444,858
SREI Infrastructure Finance, Ltd.	163,173	270,779
SRF, Ltd.	24,910	108,796
Sterlite Optical Technologies, Ltd.	16,753	132,455
Strides Arcolab, Ltd. *	8,709	44,247
Sundram Fasteners, Ltd.	17,700	20,995
Supreme Industries, Ltd.	7,790	63,705
Suzlon Energy, Ltd. *	610,254	1,175,886
Syndicate Bank, Ltd.	227,419	465,036
Tata Chemicals, Ltd.	96,921	663,063
Tata Investment Corp., Ltd.	6,431	65,630
Tata Motors, Ltd.	175,050	2,923,761
Tata Steel, Ltd.	280,677	3,686,078
Tata Tea, Ltd.	46,775	944,510
Teledata Marine Solutions *	23,474	17,277
Teledata Technology Solutions *	23,474	2,447
Torrent Pharmaceuticals, Ltd.	9,400	79,493
Trent, Ltd.	4,173	80,504
Triveni Engineering & Industries, Ltd.	46,377	106,173
Tube Investments of India, Ltd.	75,410	110,186
TVS Motor Company, Ltd. *	51,986	71,488
Unichem Laboratories, Ltd.	9,000	63,192
Union Bank of India, Ltd.	169,587	949,771
United Phosphorus, Ltd.	229,410	860,316
Usha Martin, Ltd.	154,885	264,554
Varun Shipping Company, Ltd.	66,246	79,996
Videocon Industries, Ltd.	123,532	633,968
Welspun-Gujarat Stahl Rohren, Ltd.	136,145	785,853
Wockhardt, Ltd. *	18,700	69,146
Yes Bank, Ltd. *	130,491	743,334
Zee Entertainment Enterprises, Ltd.	323,157	1,765,853
Zensar Technologies, Ltd.	6,485	45,200
Zuari Industries, Ltd.	9,200	92,312

		123,663,849

Indonesia - 2.06%
Astra Graphia Tbk PT	606,000	20,344
Bakrie & Brothers Tbk PT *	74,649,489	668,883
Bakrieland Development Tbk PT *	42,983,500	884,066
Bank Negara Indonesia Persero Tbk PT	340,000	71,194
Bank Pan Indonesia Tbk PT *	2,767,500	224,576
Berlian Laju Tanker Tbk PT	5,644,833	390,692
Bhakti Investama Tbk PT *	3,630,500	77,053
Budi Acid Jaya Tbk PT	1,493,000	35,023
Bumi Resources Tbk PT	29,827,570	7,702,007
Central Proteinaprima Tbk PT *	16,930,000	108,398
Charoen Pokphand Indonesia Tbk PT *	2,559,000	614,610
Ciputra Development Tbk PT *	8,450,000	433,085
Ciputra Surya Tbk PT *	896,000	48,135
Davomas Abadi Tbk PT *	2,465,000	13,119
Energi Mega Persada Tbk PT *	13,013,862	267,648
Global Mediacom Tbk PT	1,928,000	42,700
Gudang Garam Tbk PT	1,154,000	2,634,367
Indofood Sukses Makmur Tbk PT	7,944,000	2,979,007
International Nickel Indonesia Tbk PT *	3,878,500	1,509,479
Kawasan Industri Jababeka Tbk PT *	13,481,500	171,042
Matahari Putra Prima Tbk PT *	2,266,500	212,529
Medco Energi Internasional Tbk PT	3,388,500	881,926
Mitra Adiperkasa Tbk PT *	837,000	55,340
Panin Insurance Tbk PT *	1,544,000	41,552
Panin Life Tbk PT *	24,214,000	361,320
Polychem Indonesia Tbk PT *	1,954,500	27,933
Ramayana Lestari Sentosa Tbk PT	1,085,500	70,944
Samudera Indonesia Tbk PT	58,500	23,662
Summarecon Agung Tbk PT	3,695,000	233,178
Suryainti Permata Tbk PT *	1,446,000	15,429
Trias Sentosa Tbk PT	2,019,500	47,290
Trimegah Securities Tbk PT	1,540,500	27,055
Truba Alam Manunggal Engineering PT *	11,991,500	160,960
Tunas Ridean Tbk PT	1,481,000	273,372

		21,327,918

Israel - 2.87%
Alvarion, Ltd. *	167,565	593,686
AudioCodes, Ltd. *	21,648	52,107
Bank Hapoalim, Ltd. *	2,396,545	10,390,884
Bank Leumi Le-Israel, Ltd. *	2,500,827	11,400,512
Delta Galil Industries, Ltd. *	3,488	21,987
Discount Investment Corp.	21,660	505,572
Electra Real Estate, Ltd. *	10,810	96,421
Electra, Ltd.	2,514	233,391
Elron Electronic Industries, Ltd. *	22,510	161,876
First International Bank of Israel, Ltd. *	109,804	350,283
First International Bank of Israel, Ltd. *	43,864	726,487
Formula Systems, Ltd., GDR	3,500	38,815
Formula Systems, Ltd.	8,342	89,877
Koor Industries, Ltd.	5,490	159,136
Mivtach Shamir Holdings, Ltd. *	9,357	260,820
Oil Refineries, Ltd. *	2,312,364	1,170,500

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel (continued)
Orbotech, Ltd. *	15,238	$142,780
Radvision, Ltd. *	3,092	18,360
Retalix, Ltd. *	29,214	373,556
Union Bank of Israel, Ltd. *	30,741	133,036
United Mizrahi Bank, Ltd. *	313,552	2,862,473

		29,782,559

Malaysia - 3.82%
Affin Holdings BHD	967,300	711,514
Al-’Aqar KPJ REIT	34,983	10,051
AMDB BHD *	110,000	14,117
AMMB Holdings BHD	3,756,162	5,464,464
Ann Joo Resources BHD	313,600	255,256
Asas Dunia BHD *	24,000	4,424
Asia Pacific Land BHD *	282,100	24,305
Bandar Raya Developments BHD	1,003,400	462,761
Berjaya Corp. BHD	1,930,300	738,555
BIMB Holdings BHD	142,900	49,993
Bolton BHD	177,100	32,832
Boustead Holdings BHD	762,860	769,290
Cahya Mata Sarawak BHD	241,600	103,897
Dijaya Corp. BHD	40,900	11,733
DNP Holdings BHD	124,000	48,849
DRB-Hicom BHD	1,194,900	352,277
Eastern & Oriental BHD *	337,900	102,090
Eastern Pacific Industrial Corp. BHD	155,600	67,249
ECM Libra Avenue BHD	516,600	96,635
EON Capital BHD	454,300	907,170
Esso Malaysia BHD	92,100	69,278
General Corp. BHD	222,500	70,682
Globetronics Technology BHD	190,440	43,130
Glomac BHD	231,300	90,738
Goldis BHD *	244,800	91,514
Hap Seng Consolidated BHD	517,900	367,534
Hap Seng Plantations Holdings BHD	630,400	423,373
Hong Leong Credit BHD	309,800	669,012
Hong Leong Industries BHD	25,000	32,774
Hume Industries Malaysia BHD	112,800	122,061
Hunza Properties BHD *	113,800	50,309
Hwang-DBS Malaysia BHD	105,200	49,745
IGB Corp. BHD *	1,982,300	1,143,558
IJM Corp. BHD	2,301,180	3,010,227
Insas BHD *	466,600	79,668
Integrated Logistics BHD	155,100	39,695
Jaks Resources BHD *	246,000	45,585
Jaya Tiasa Holdings BHD *	63,945	48,728
K & N Kenanga Holdings BHD *	323,600	59,248
Karambunai Corp. BHD *	1,978,300	40,200
Keck Seng BHD	148,200	168,258
Kian Joo Can Factory BHD	517,600	176,553
Kim Loong Resources BHD	29,400	17,989
Kinsteel BHD	561,400	149,113
KLCC Property Holdings BHD	940,100	940,059
KPJ Healthcare BHD	152,100	287,344
KSL Holdings BHD	267,333	92,366
KUB Malaysia BHD	534,400	72,505
Kulim Malaysia BHD	428,600	942,622
Kumpulan Hartanah Selangor BHD *	410,800	52,733
Kwantas Corp. BHD	56,000	29,603
Land & General BHD *	163,200	16,902
Landmarks BHD *	638,300	229,580
LBS Bina Group BHD *	210,000	36,242
Leader Universal Holdings BHD	639,800	145,673
Lion Corp. BHD *	549,100	50,465
Lion Industries Corp. BHD	1,119,300	443,619
MAA Holdings BHD *	133,400	26,501
Malaysia Airports Holdings, BHD	180,200	209,176
Malaysia Building Society BHD	230,000	67,784
Malaysian Plantations BHD	1,709,300	1,344,899
MBM Resources BHD	60,500	45,502
Measat Global BHD *	63,200	33,960
Mega First Corp. BHD	163,700	67,368
MK Land Holdings BHD *	632,500	70,125
MMC Corp. BHD	1,801,500	1,277,413
MNRB Holdings BHD *	10,000	9,028
MTD ACPI Engineering BHD	141,900	20,695
Muhibbah Engineering M BHD	852,300	248,729
Mulpha International BHD *	1,507,700	204,638
Naim Cendera Holdings, Ltd. BHD	198,100	169,935
Nylex Malaysia BHD *	78,995	16,752
Oriental Holdings BHD	467,600	778,211
OSK Holdings BHD	940,600	467,140
OSK Property Holdings BHD	82,291	12,487
OSK Ventures International BHD *	168,652	32,537
Panasonic Manufacturing Malaysia BHD	48,200	176,398
PBA Holdings BHD	32,000	8,040
PJ Development Holdings BHD	480,100	104,711
PPB Group BHD	1,017,600	4,730,616
Protasco BHD	172,400	45,806
Proton Holdings BHD *	845,800	960,370
Ranhill BHD	372,100	90,675
RB Land Holdings BHD *	443,300	302,181
RHB Capital BHD	739,900	1,140,686
Scientex, Inc. BHD *	51,000	21,354
Scomi Group BHD	2,101,000	272,844
Selangor Dredging BHD	326,900	56,020
Selangor Properties BHD	105,000	99,752
Shangri-La Hotels BHD	101,900	54,455
Shell Refining Company Federation of Malaya BHD	161,700	496,287
SHL Consolidated BHD	172,300	55,857
Southern Steel BHD	132,100	76,020
Sunrise BHD	563,200	337,710
Sunway City BHD	519,500	492,729
Sunway Holdings, Inc. BHD	449,000	166,435
Supermax Corp BHD	203,800	279,042
Suria Capital Holdings BHD	286,100	119,381
Symphony House BHD	72,611	5,046
Ta Ann Holdings BHD	320,000	448,216
TA Enterprise BHD	2,056,500	422,996
TA Global Bhd *	1,233,900	160,364
Tan Chong Motor Holdings BHD	896,000	816,436
TDM BHD	160,500	74,072

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Tebrau Teguh BHD *	316,000	$62,252
Time.com BHD *	2,591,300	291,113
Titan Chemicals Corp. *	684,900	243,218
Tradewinds Corp. BHD	803,800	139,623
Tradewinds Malaysia BHD	57,000	45,945
Unisem (M) Berhad	763,600	365,457
United Malacca BHD	65,200	153,639
V.S. Industry BHD	166,770	62,344
WTK Holdings BHD	368,500	114,511
YNH Property BHD *	658,598	294,791
Zelan Berhad *	227,600	45,173

		39,561,592

Mexico - 5.45%
Alfa SA de CV	528,700	3,324,481
Alsea SAB de CV	426,850	329,551
Axtel SAB de CV, ADR *	982,700	885,647
Bolsa Mexicana de Valores SA de CV *	192,600	226,138
Carso Infraestructura y Construccion SA de CV *	157,200	96,252
Cemex SA de CV, SADR *	1,420,260	16,787,473
Coca-Cola Femsa SAB de CV, SADR (a)	32,500	2,135,900
Consorcio ARA SA de CV *	1,292,400	899,009
Corp. GEO SA de CV, Series B *	793,874	2,108,178
Embotelladoras Arca SA de CV	576,266	1,916,188
Empresas ICA SA de CV, SADR *	180,011	1,683,103
Empresas ICA Sociedad Controladora SA de CV *	46,900	109,345
GMD Resorts SAB de CV *	68,200	18,247
Grupo Aeroportuario del Centro Norte Sab de CV	231,900	383,959
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	90,101	2,816,557
Grupo Aeroportuario del Sureste SA de CV, SADR (a)	35,367	1,832,364
Grupo Aeroportuario del Sureste SA de CV	28,700	148,721
Grupo Carso SA de CV	716,300	2,190,185
Grupo Cementos de Chihuahua SA de CV *	35,500	119,401
Grupo Famsa SAB de CV *	334,018	643,423
Grupo Financiero Banorte SA de CV *	2,397,900	8,647,984
Grupo Industrial Maseca SA de CV	53,900	41,408
Grupo Industrial Saltillo SA de CV *	94,000	0
Grupo Kuo SA de CV *	164,000	137,899
Grupo Mexicano de Desarrollo, SAB *	68,200	30,758
Grupo Simec SAB de CV *	192,500	534,003
Industrias CH SA de CV *	336,700	1,182,645
Organizacion Soriana SA de CV *	1,951,200	4,869,797
Qualitas Compania de Seguros SA de CV	318,900	170,639
Telmex Internacional SAB de CV, ADR (a)	20,436	362,739
Urbi Desarrollos Urbanos SA de CV *	831,100	1,874,136

		56,506,130

Philippines - 0.68%
Ayala Corp.	34,000	221,389
Benpres Holdings Corp. *	4,577,000	346,285
DMCI Holdings, Inc.	1,916,000	401,572
Empire East Land Holdings, Inc. *	2,990,000	27,775
Filinvest Development Corp.	730,000	32,806
Filinvest Land, Inc.	28,180,500	543,938
First Philippine Holdings Corp. *	624,200	647,963
Megaworld Corp.	29,442,800	930,495
Metropolitan Bank & Trust Company	1,430,000	1,393,056
Philippine National Bank *	456,400	237,896
Rizal Commercial Banking Corp.	602,800	224,716
Robinsons Land Corp.	3,208,200	894,291
Security Bank Corp. *	183,427	214,255
Union Bank of Philippines	214,600	170,994
Universal Robina Corp.	1,507,500	529,375
Vista Land & Lifescapes, Inc.	5,803,000	234,338

		7,051,144

Poland - 1.71%
Agora SA *	90,776	703,054
Bank BPH SA *	20,507	600,652
Bank Millennium SA *	562,302	934,570
Bioton SA *	4,546,178	363,904
Boryszew SA *	21,543	48,375
Ciech SA *	27,133	351,941
ComArch SA *	857	28,417
Computerland SA *	19,139	95,605
Debica SA	7,768	180,187
Echo Investment SA *	534,956	778,271
Emperia Holding SA	2,613	74,317
Fabryki Mebli Forte SA	23,417	107,842
Farmacol SA *	10,785	143,103
Firma Chemiczna Dwory SA *	1,708,170	687,838
Grupa Kety SA *	17,839	751,748
Grupa Lotos SA *	99,148	1,091,051
Impexmetal SA *	74,050	62,581
Koelner SA *	3,500	17,511
Kredyt Bank SA *	52,005	214,417
LC Corp SA *	16,416	8,861
Mostostal-Export SA *	22,710	13,422
Netia SA *	324,551	553,371
Orbis SA *	50,530	781,921
Pekaes SA	6,380	22,277
Pfleiderer Grajewo SA *	3,224	18,272
Pol-Aqua SA *	4,096	24,894
Polnord SA *	17,218	208,741
Polski Koncern Naftowy Orlen SA *	631,764	7,417,351
Przedsiebiorstwo Eksportu i Importu Kopex SA *	61,117	552,397
Softbank SA	34,812	760,579
Stalexport Autostrady SA *	137,562	86,934
Zaklady Azotowe Pulawy SA *	2,589	70,410

		17,754,814

Russia - 1.69%
Gazprom OAO, SADR	602,844	15,027,440
Surgutneftegaz OJSC, ADR	275,964	2,449,178

		17,476,618

South Africa - 11.49%
ABSA Group, Ltd.	464,467	8,042,728
Adcorp Holdings, Ltd.	17,626	59,674
Aeci, Ltd.	187,782	1,572,231
Afgri, Ltd.	348,059	284,889

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
African Bank Investments, Ltd.	978,572	$3,946,389
African Rainbow Minerals, Ltd.	6,754	157,523
Allied Electronics Corp., Ltd.	92,553	345,256
Argent Industrial, Ltd.	113,274	140,396
Aveng, Ltd.	574,379	3,083,971
Barloworld, Ltd.	398,158	2,419,051
Bell Equipment, Ltd. *	34,158	44,256
Caxton & CTP Publishers & Printers, Ltd.	185,300	376,494
Ceramic Industries, Ltd.	1,970	28,028
DataTec, Ltd. *	300,156	1,087,142
Enaleni Pharmaceuticals, Ltd. *	474,453	318,352
Eqstra Holdings, Ltd. *	89,724	80,004
FirstRand, Ltd.	3,613,081	8,964,527
Freeworld Coatings, Ltd.	94,081	106,929
Gold Fields, Ltd., SADR (a)	586,000	7,682,460
Gold Fields, Ltd.	3,784	49,788
Grindrod, Ltd.	849,035	2,044,679
Harmony Gold Mining Company, Ltd., SADR (a)	643,794	6,547,385
Hudaco Industries, Ltd.	46,478	396,315
Hulamin, Ltd.	72,497	132,413
Iliad Africa, Ltd.	122,270	162,660
Imperial Holdings, Ltd.	330,886	3,954,166
Investec, Ltd.	419,902	3,021,846
JD Group, Ltd.	361,840	2,419,773
Kap International Holdings, Ltd. *	189,283	64,295
Lewis Group, Ltd.	162,466	1,162,399
Liberty Holdings, Ltd. *	168,560	1,580,501
Medi-Clinic Corp., Ltd.	411,314	1,426,873
Merafe Resources, Ltd. *	2,336,491	442,972
Metair Investments, Ltd. *	163,437	117,373
Metropolitan Holdings, Ltd.	1,191,761	2,164,839
Mondi, Ltd.	247,781	1,398,953
Mvelaphanda Group, Ltd. *	582,544	546,226
Nampak, Ltd. *	951,111	1,943,169
Nedbank Group, Ltd.	395,738	6,611,361
Northam Platinum, Ltd.	257,216	1,662,628
Nu-World Holdings, Ltd. *	19,436	45,430
Omnia Holdings, Ltd.	62,401	503,715
Palabora Mining Company, Ltd.	23,036	330,172
Peregrine Holdings, Ltd.	86,314	122,798
PSG Group, Ltd.	96,332	285,471
Sanlam, Ltd.	3,633,942	11,148,803
Sappi, Ltd., SADR *	156,861	746,658
Simmer and Jack Mines, Ltd. *	1,280,897	310,762
Standard Bank Group, Ltd.	1,599,298	21,971,096
Steinhoff International Holdings, Ltd. *	2,289,098	6,398,306
Super Group, Ltd. *	1,530,546	136,641
Telkom SA, Ltd., SADR	3,000	59,700
Tiger Wheels, Ltd. *	32,678	0
Trans Hex Group, Ltd. *	44,790	23,599
Trencor, Ltd.	87,122	306,468
Value Group, Ltd.	178,661	84,731

		119,065,264

South Korea - 12.14%
Aekyung Petrochemical Company, Ltd. *	5,080	72,268
Asia Cement Company, Ltd. *	3,240	154,129
Asia Paper Manufacturing Company, Ltd. *	1,600	13,982
Asiana Airlines, Inc. *	97,780	306,548
BNG Steel Company, Ltd. *	1,870	13,801
Bookook Securities Company, Ltd.	4,950	113,656
Boryung Pharmaceutical Company, Ltd. *	1,258	43,786
Busan Bank *	185,010	2,205,481
BYC Company, Ltd. *	240	25,779
Byucksan Corp. *	1,580	12,171
Byucksan Engineering & Construction Company, Ltd. *	7,600	17,530
Choil Aluminum Manufacturing Company, Ltd. *	1,630	8,421
Chokwang Leather Company, Ltd. *	2,200	13,586
Chong Kun Dang Pharm Corp. *	2,310	48,823
Choongwae Pharma Corp. *	5,980	93,265
Chosun Refractories Company, Ltd. *	1,708	90,394
Chungho Comnet Company, Ltd. *	2,270	20,978
CJ CheilJedang Corp. *	1,471	258,252
CJ Corp. *	16,709	895,725
Dae Chang Industrial Company, Ltd. *	26,000	20,536
Dae Dong Industrial Company, Ltd. *	1,800	33,832
Dae Han Flour Mills Company, Ltd. *	1,232	144,186
Dae Won Kang Up Company, Ltd. *	15,507	26,328
Daeduck Electronics Company, Ltd. *	41,630	228,396
Daeduck GDS Company, Ltd. *	11,450	97,256
Daegu Bank *	146,510	2,153,704
Daehan Steel Company, Ltd. *	9,250	104,109
Daehan Synthetic Fiber Company, Ltd. *	429	23,984
Daekyo Company, Ltd.	44,550	227,178
Daelim Industrial Company, Ltd. *	30,763	2,184,545
Daelim Trading Company, Ltd. *	1,417	5,120
Daesang Corp. *	15,770	107,287
Daesung Industrial Company, Ltd. *	2,021	136,927
Daewoo Engineering & Construction Company, Ltd. *	162,970	1,781,494
Daewoo Motor Sales Corp. *	45,272	390,775
Daewoong Company, Ltd.	620	12,058
Dahaam E-Tec Company, Ltd. *	2,630	59,142
Daishin Securities Company, Ltd.	53,530	717,444
Daiyang Metal Company, Ltd. *	4,090	6,410
Daou Technology, Inc. *	26,120	167,717
DI Corp. *	12,000	13,373
Digital Power Communications Company, Ltd. *	13,000	15,960
Dong Ah Tire & Rubber Company, Ltd. *	10,970	77,903
Dong Hae Pulp Company, Ltd. *	14,710	69,501
Dong Su Industrial Company, Ltd. *	9,640	66,379
Dong Wha Pharmaceutical Industrial Company, Ltd.	13,550	87,967
Dongbang Transport Logistics Company, Ltd. *	5,500	11,809
Dongbu Corp. *	12,860	93,045
Dongbu Hannong Chemicals Company, Ltd. *	26,970	162,956
Dongbu Securities Company, Ltd. *	32,430	182,965
Dongbu Steel Company, Ltd. *	23,705	238,585
Dong-Il Corp. *	364	14,564
Dongil Industries Company, Ltd. *	1,340	69,423
Dongil Rubber Belt Company, Ltd. *	6,676	48,245
Dongkuk Steel Mill Company, Ltd. *	40,760	940,679
Dongwon F & B Company, Ltd. *	870	33,409

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Dongyang Engineering & Construction Corp. *	1,044	$15,580
Dongyang Mechatronics Corp. *	24,643	92,834
Doosan Industrial Development Company, Ltd. *	29,260	187,491
DPI Holdings Company, Ltd. *	5,790	29,372
En Paper Manufacturing Company, Ltd. *	3,860	17,286
F&F Company, Ltd. *	4,900	13,371
Fursys, Inc. *	4,840	118,474
Gaon Cable Company, Ltd. *	2,877	78,142
GS Holdings Corp. *	56,510	1,634,194
Gwangju Shinsegae Company, Ltd. *	1,111	120,897
H.S. R & A Company, Ltd. *	2,200	15,137
Hae In Corp. *	1,756	5,305
Halla Engineering & Construction Corp. *	7,250	178,015
Hana Financial Group, Inc. *	170,240	4,830,351
Handok Pharmaceuticals Company, Ltd.	1,000	11,176
Handsome Company, Ltd. *	17,320	239,059
Hanil Cement Manufacturing Company, Ltd. *	6,209	428,953
Hanil Construction Company, Ltd. *	3,058	12,752
Hanil E-Wha Company, Ltd. *	6,200	27,046
Hanjin Heavy Industries & Construction Company, Ltd. *	4,300	83,258
Hanjin Heavy Industries & Construction Holdings Company, Ltd. *	14,860	146,035
Hanjin Shipping Company, Ltd. *	53,076	943,492
Hanjin Shipping Holdings Company, Ltd. *	10,233	119,756
Hanjin Transportation Company, Ltd. *	11,210	382,733
Hankook Cosmetics Company, Ltd. *	6,400	15,312
Hankuk Electric Glass Company, Ltd. *	1,800	42,845
Hankuk Glass Industries, Inc. *	1,970	36,450
Hankuk Paper Manufacturing Company, Ltd. *	3,920	124,662
Hanmi Capital Company, Ltd. *	5,310	44,837
Hanshin Construction Company, Ltd. *	3,090	49,690
Hansol Chemical Company, Ltd. *	2,900	30,840
Hansol Paper Company, Inc. *	40,470	383,440
Hanssem Company, Ltd. *	3,800	37,811
Hanwha Chemical Corp. *	90,236	1,039,800
Hanwha Securities Company, Ltd.	46,942	364,110
Hanwha Timeworld Company, Ltd. *	2,650	30,633
Hanyang Securities Company, Ltd.	11,820	108,132
Heung-A Shipping Company, Ltd. *	17,782	10,489
Hite Holdings Company, Ltd. *	7,640	188,812
Honam Petrochemical Corp. *	15,849	1,388,396
Hotel Shilla Company, Ltd. *	19,080	335,674
Husteel Company, Ltd. *	6,110	83,859
Hwa Shin Company, Ltd. *	14,700	48,367
Hwa Sung Industrial Company, Ltd. *	2,730	12,108
Hwacheon Machine Tool Company, Ltd. *	940	27,557
Hyosung Corp. *	11,560	843,085
Hyundai Cement Company, Ltd. *	6,160	93,892
Hyundai DSF Company, Ltd. *	2,300	16,138
Hyundai Elevator Company, Ltd. *	2,202	109,577
Hyundai H & S Company, Ltd. *	4,000	278,815
Hyundai Hysco Company, Ltd. *	35,500	512,060
Hyundai Mipo Dockyard Company, Ltd. *	12,693	1,118,589
Hyundai Motor Company, Ltd. *	147,923	15,270,387
Hyundai Pharmaceutical Industrial Company, Ltd. *	15,500	30,508
Hyundai Securities Company, Ltd.	135,215	1,704,153
Hyundai Steel Company *	43,970	3,243,324
Il Dong Pharmaceutical Company, Ltd.	2,010	55,353
Iljin Diamond Company, Ltd. *	661	5,640
Iljin Electric, Ltd. *	24,771	63,177
Ilshin Spinning Company, Ltd. *	370	19,287
Ilsung Pharmaceutical Company, Ltd. *	1,895	102,923
Industrial Bank of Korea *	138,010	1,648,452
Inzi Controls Company, Ltd. *	6,050	17,080
Isu Chemical Company, Ltd. *	7,460	95,658
Jahwa Electronics Company, Ltd. *	15,120	118,180
Jeil Mutual Savings Bank	1,820	10,943
Jeil Pharmaceutical Company *	13,980	114,415
Jeonbuk Bank, Ltd. *	47,387	296,633
Jinheung Mutual Savings Bank Company, Ltd.	36,500	137,265
Joongang Construction Company, Ltd. *	1,260	5,610
KB Financial Group, Inc., ADR * (a)	337,409	17,157,248
KC Tech Company, Ltd. *	26,830	132,816
KCC Corp.	5,367	1,708,329
KCTC *	1,530	35,462
Keangnam Enterprises, Ltd. *	8,628	73,333
Keyang Electric Machinery Company, Ltd. *	13,000	25,383
KG Chemical Corp. *	5,600	48,165
Kia Motors Corp. *	211,370	3,616,835
KISCO Corp. *	3,841	145,723
Kiswire, Ltd. *	4,735	158,939
Kolon Engineering &Construction Company, Ltd. *	19,480	111,011
Korea Airport Service Company, Ltd. *	2,720	75,780
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	21,732
Korea Circuit Company, Ltd. *	5,300	13,327
Korea Development Corp. *	3,750	17,116
Korea Development Financing Corp.	930	26,994
Korea Electric Terminal Company, Ltd.	5,770	90,674
Korea Exchange Bank *	263,760	3,282,826
Korea Flange Company, Ltd. *	4,810	43,515
Korea Green Paper Manufacturing Company, Ltd. *	4,634	6,574
Korea Investment Holdings Company, Ltd.	43,690	1,249,109
Korea Iron & Steel Company, Ltd. *	778	52,243
Korea Kumho Petrochemical Company, Ltd. *	13,710	242,164
Korea Line Corp. *	8,086	285,373
Korea Mutual Savings Bank *	1,980	21,759
Korea Polyol Company, Ltd.	933	38,016
Korean Air Lines Company, Ltd. *	39,790	1,865,863
Korean Petrochemical Industrial Company, Ltd. *	2,430	87,829
KP Chemical Corp. *	27,370	180,371
KTB Network Corp. *	55,710	192,642
Kukdo Chemical Company, Ltd. *	1,000	23,698
Kumho Industrial Company, Ltd. *	26,880	191,734
Kumho Investment Bank	160,570	154,922
Kumho Tire Company, Inc. *	37,560	115,758
Kumkang Industrial Company, Ltd. *	1,400	12,431
Kunsul Chemical Industrial Company, Ltd. Ltd *	1,970	26,771
Kwang Dong Pharmaceutical Company, Ltd. *	51,130	133,189

The accompanying notes are an integral part of the financial statements.

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Kyeryong Construction
Industrial Company, Ltd. *	6,260	$115,874
Kyung Nong Corp.	9,470	34,776
Kyungbang, Ltd. *	1,042	115,006
Lee Ku Industrial Company, Ltd. *	8,395	9,911
LG Display Company, Ltd., ADR * (a)	152,600	2,583,518
Lotte Chilsung Beverage Company, Ltd. *	825	596,697
Lotte Confectionery Company, Ltd. *	833	924,934
Lotte Samkang Company, Ltd. *	924	196,863
Lotte Shopping Company, Ltd. *	10,283	3,057,189
Manho Rope & Wire, Ltd.	1,350	17,822
Meritz Investment Bank *	60,525	43,140
Meritz Securities Company, Ltd.	186,570	195,910
Moorim Paper Company, Ltd. *	5,200	46,924
Motonic Corp. *	4,470	32,516
Namyang Dairy Products Company, Ltd. *	531	252,656
Nexen Corp. *	1,160	53,602
Nong Shim Holdings Company, Ltd. *	2,560	155,962
On*Media Corp. *	74,260	241,021
Pacific Corp. *	3,745	506,702
Pang Rim Company, Ltd.	910	10,353
PaperCorea, Inc. *	2,800	20,204
Pohang Coated Steel Company, Ltd. *	4,050	83,858
Poonglim Industrial Company, Ltd. *	3,790	8,573
Poongsan Corp. *	5,382	94,647
Poongsan Corp. *	6,767	124,999
Pumyang Construction Company, Ltd. *	1,411	7,078
Pusan City Gas Company, Ltd. *	7,300	134,243
S&T Corp. *	12,830	178,266
S&T Daewoo Company, Ltd. *	1,220	31,199
S&T Dynamics Company, Ltd. *	10,410	146,117
Saehan Media Company, Ltd. *	4,273	11,660
Sam Kwang Glass Industrial Company, Ltd. *	750	28,430
Sam Lip General Foods Company, Ltd. *	2,300	18,177
Sam Young Electronics Company, Ltd. *	10,510	104,636
Sam Yung Trading Company, Ltd. *	4,459	18,637
Sambu Construction Company, Ltd. *	5,032	93,296
Samhwa Paint Industrial Company, Ltd. *	5,090	19,668
Samick Musical Instruments Company, Ltd. *	8,450	6,406
Samick THK Company, Ltd. *	6,800	14,698
Samsung SDI Company, Ltd. *	34,482	4,366,343
Samwhan Corp. *	6,280	57,174
Samyang Corp. *	6,510	248,976
Samyang Genex Company, Ltd. *	2,270	134,040
Samyang Tongsang Company, Ltd. *	1,360	29,771
Savezone I & C Corp. *	16,880	32,406
Seah Besteel Corp. *	12,390	175,187
SeAH Holdings Corp. *	1,122	57,606
SeAH Steel Corp. *	2,835	87,948
Sebang Company, Ltd. *	11,820	138,960
Sejong Industrial Company, Ltd. *	4,700	26,221
Seoul Securities Company, Ltd. *	457,300	375,421
Sgwicus Corp. *	8,400	18,064
SH Chemical Company, Ltd. *	30,567	13,476
Shin Poong Pharmaceutical Company, Ltd. *	1,870	42,643
Shinhan Engineering & Construction Company, Ltd. *	6,016	67,915
Shinhan Financial Group Company, Ltd., SADR * (a)	193,907	14,403,412
Shinil Engineering Company, Ltd. *	3,180	12,885
Shinsegae Engineering & Construction Company, Ltd. *	700	8,106
Shinsung ENG Company, Ltd. *	1,950	4,093
Shinsung FA Company, Ltd. *	1,950	3,909
Shinyoung Securities Company, Ltd.	5,296	166,224
Silla Company, Ltd. *	3,416	36,563
Sindo Ricoh Company, Ltd. *	3,959	194,789
SJM Company, Ltd. *	5,800	28,401
SK Corp. *	35,524	2,704,143
SK Gas Company, Ltd. *	2,870	125,764
SKC Company, Ltd. *	15,700	254,149
SL Corp.	3,400	17,707
Solomon Mutual Savings Bank *	3,600	12,308
Ssangyong Cement Industrial Company, Ltd. *	20,770	167,564
STX Pan Ocean Company, Ltd. *	21,500	209,208
STX Shipbuilding Company, Ltd. *	12,090	128,956
Suheung Capsule Company, Ltd. *	2,800	18,651
Sung Bo Chemicals Company, Ltd. *	950	27,482
Sungjee Construction Company, Ltd. *	1,400	4,197
Sungshin Cement Company, Ltd. *	15,480	129,067
Sunjin Company, Ltd. *	1,260	35,138
Tae Kyung Industrial Company, Ltd. *	10,000	43,170
Taegu Department Store Company, Ltd.	9,340	94,565
Taekwang Industrial Company, Ltd. *	444	278,152
Taeyoung Engineering & Construction, Ltd. *	55,620	256,777
Taihan Electric Wire Company, Ltd. *	27,070	414,214
Taihan Textile Company, Ltd. *	290	5,747
Tailim Packaging Industrial Company, Ltd. *	30,000	22,763
Telcoware Company, Ltd. *	3,800	25,618
Trybrands, Inc. *	35,280	10,927
TS Corp. *	2,180	95,299
Uangel Corp. *	3,800	22,235
Unid Company, Ltd. *	1,200	39,733
Union Steel Company, Ltd. *	8,940	168,503
Wiscom Company, Ltd.	3,760	12,983
Woongjin Holdings Company, Ltd. *	36,730	318,691
Woori Investment & Securities Company, Ltd.	95,320	1,353,179
Yesco Company, Ltd. *	1,950	41,807
Yoosung Enterprise Company, Ltd. *	6,386	13,090
Youlchon Chemical Company, Ltd. *	19,470	152,559
Young Poong Corp. *	596	291,404
Young Poong Paper Manufacturing Company, Ltd. *	650	9,087
Youngone Corp. *	18,824	188,450
Youngone Holdings Company, Ltd. *	4,706	140,305
Yuhwa Securities Company, Ltd.	3,410	41,607

		125,816,997

Taiwan - 12.52%
Accton Technology Corp.	664,000	319,843
Achem Technology Corp. *	103,000	36,507
AGV Products Corp. *	521,505	213,231
Ampoc Far-East Company, Ltd.	86,993	59,329
Arima Communication Corp. *	332,000	151,211

The accompanying notes are an integral part of the financial statements.

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Arima Optoelectronics Corp. *	85,000	$34,234
Asia Cement Corp.	127,000	136,804
Asia Polymer Corp.	229,000	187,659
Asustek Computer, Inc.	1,752,818	3,364,243
AU Optronics Corp., ADR (a)	906,502	10,868,959
Audix Corp.	81,200	61,658
Aurora Systems Corp.	63,000	48,361
Avision, Inc.	77,751	38,631
Bank of Kaohsiung, Ltd. *	464,760	151,044
BES Engineering Corp.	2,195,700	593,348
C Sun Manufacturing, Ltd.	85,607	55,052
Carnival Industrial Corp. *	198,000	54,441
Cathay Chemical Works, Inc.	93,000	35,142
Cathay Real Estate Development Company, Ltd. *	1,335,000	547,337
Central Reinsurance Company, Ltd. *	293,422	124,233
Chain Qui Development Company, Ltd.	75,000	58,828
Champion Building Materials Company, Ltd.	436,554	273,063
Chang Hwa Commercial Bank, Ltd.	4,676,000	2,213,352
Cheng Loong Corp. *	1,358,000	534,347
Chenming Mold Industrial Corp.	132,709	45,488
Chi Mei Optoelectronics Corp. *	6,570,400	4,585,549
Chia Hsin Cement Corp. *	661,457	371,407
Chien Shing Stainless Steel Company, Ltd. *	199,000	35,386
Chilisin Electronics Corp.	96,900	71,355
China Airlines, Ltd. *	1,862,806	657,809
China Development Financial Holdings Corp. *	14,052,287	4,268,645
China Electric Manufacturing Corp.	175,000	135,111
China General Plastics Corp. *	495,000	190,289
China Glaze Company, Ltd. *	109,203	71,122
China Manmade Fibers Corp. *	1,729,000	382,334
China Metal Products Company, Ltd.	141,779	198,040
China Motor Company, Ltd. *	929,125	645,276
China Petrochemical Development Corp. *	2,652,320	1,020,901
China Steel Structure Company, Ltd.	169,000	130,385
China Synthetic Rubber Corp.	66,965	71,363
China Wire & Cable Company, Ltd. *	110,000	49,054
Chinatrust Finance Holding Company, Ltd.	2,008,696	1,242,381
Chin-Poon Industrial Company, Ltd.	571,571	513,880
Chun Yu Works & Company, Ltd.	155,000	47,448
Chun Yuan Steel Industrial Company, Ltd.	616,525	280,020
Chung Hsin Electric & Machinery Manufacturing Corp.	4,000	2,514
Chung Hwa Pulp Corp.	487,000	226,826
Chunghwa Picture Tubes, Ltd. *	11,798,000	1,503,618
CMC Magnetics Corp. *	4,348,000	1,116,420
Collins Company, Ltd. *	130,200	44,614
Compal Electronics, Inc.	990,930	1,362,372
Compeq Manufactuing Company, Ltd. *	1,453,000	525,123
Continental Engineering Corp.	848,000	348,747
Delpha Construction Company, Ltd. *	139,967	47,571
D-Link Corp.	389,834	406,840
E.Sun Financial Holding Company, Ltd. *	5,150,741	2,130,955
Eastern Media International Corp. *	1,273,049	299,810
Eclat Textile Company, Ltd.	94,554	61,558
Edom Technology Company, Ltd. *	71,000	41,518
Elitegroup Computer Systems Company, Ltd.	968,793	458,485
Enlight Corp. *	163,769	7,231
EVA Airways Corp. *	1,509,893	659,828
Everest Textile Company, Ltd. *	230,000	48,644
Evergreen Marine Corp. *	1,753,000	973,318
Everspring Industry Company, Ltd. *	138,000	59,798
Evertop Wire Cable Corp. *	147,414	33,615
Excel Cell Electronic Company, Ltd.	34,000	18,489
Far Eastern International Bank *	1,632,065	607,375
Federal Corp. *	462,598	393,952
First Copper Technology Company, Ltd. *	356,000	145,918
First Financial Holding Company, Ltd.	3,043,850	1,876,430
First Insurance Company, Ltd. *	122,475	47,111
Formosa Taffeta Company, Ltd.	1,399,000	1,128,194
Formosan Rubber Group, Inc.	235,000	213,947
Formosan Union Chemical	318,094	145,563
FU I Industrial Company, Ltd. *	202,000	55,196
Fullerton Technology Company, Ltd. *	11,000	11,714
Fwusow Industry Company, Ltd. *	119,970	49,340
Giantplus Technology Company, Ltd. *	32,000	20,979
Gigabyte Technology Company, Ltd.	854,000	832,767
Gold Circuit Electronics, Ltd.	666,204	284,890
Goldsun Development & Construction Company, Ltd.	1,596,500	731,518
Gordon Auto Body Parts Company, Ltd.	51,184	23,264
Grand Pacific Petrochemical Corp. *	783,000	405,483
Great China Metal Industry Company, Ltd.	90,000	61,526
GTM Corp. *	113,000	79,056
HannStar Display Corp. *	3,730,000	962,282
Hey Song Corp.	640,000	378,052
Hitron Technology, Inc.	47,305	32,703
Ho Tung Chemical Corp. *	576,030	327,420
Hocheng Group Corp. *	424,500	150,323
Hong TAI Electric Industrial Company, Ltd.	351,000	153,918
Hsin Kuang Steel Company, Ltd.	312,085	333,371
Hsing TA Cement Company, Ltd.	435,000	142,488
Hua Eng Wire & Cable Company, Ltd. *	994,000	355,893
Hua Nan Financial Holdings Company, Ltd.	269,000	168,527
Hung Ching Development Company, Ltd.	166,000	91,806
Hung Sheng Construction Company, Ltd.	752,000	367,427
Hwa Fong Rubber Company, Ltd. *	427,770	232,070
Ichia Technologies, Inc. *	478,180	324,653
International Semiconductor Technology, Ltd. *	418,000	187,544
Inventec Company, Ltd.	2,126,410	1,268,534
Johnson Health Tech Company, Ltd.	42,840	65,976
Jui Li Enterprise Company, Ltd. *	66,950	22,214
K Laser Technology, Inc.	82,214	65,651
Kaulin Manufacturing Company, Ltd.	202,710	115,499
KEE TAI Properties Company, Ltd.	327,001	163,809
King Yuan Electronics Company, Ltd.	1,771,796	835,509
King’s Town Bank *	1,267,000	361,510
Kinpo Electronics, Inc. *	1,828,269	541,030
Kwong Fong Industries Corp. *	998,000	365,455
Lan Fa Textile Company, Ltd. *	169,781	50,202
Lead Data, Inc. *	145,753	37,352
Lealea Enterprise Company, Ltd. *	984,350	270,297
Lee Chang Yung Chemical Industries, Corp.	181,675	220,381

The accompanying notes are an integral part of the financial statements.

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
LEE CHI Enterprises Company, Ltd.	118,000	$40,985
Li Peng Enterprise Company, Ltd. *	643,864	273,693
Lien Hwa Industrial Corp.	753,807	369,740
Lingsen Precision Industries, Ltd.	372,481	182,480
Lite-On Technology Corp.	1,842,757	2,755,656
Long Chen Paper Company, Ltd. *	780,771	266,737
Lucky Cement Corp. *	390,000	108,743
Macronix International Company, Ltd.	3,345,187	1,899,212
Marketech International Corp. *	32,000	18,870
Mayer Steel Pipe Corp. *	270,522	236,897
Mega Financial Holding Company, Ltd.	12,395,000	7,110,060
Meiloon Industrial Company, Ltd.	103,048	46,163
Mercuries Data Systems, Ltd. *	204,000	67,548
Micro-Star International Company, Ltd.	1,410,264	924,081
Mitac International	1,913,956	982,770
Mitac Technology Corp.	460,000	437,810
Mobiletron Electronics Company, Ltd. *	56,000	48,266
Mustek Systems, Inc. *	28,367	8,941
Nien Hsing Textile Company, Ltd.	663,000	360,960
Optimax Technology Corp. *	285,000	19,380
Oriental Union Chemical Corp.	311,000	247,436
Pacific Construction Company, Ltd. *	160,000	24,191
Pan Jit International, Inc.	261,978	217,799
Phihong Technology Company, Ltd.	417,919	403,655
Pou Chen Corp.	764,400	603,155
Prodisc Technology, Inc. *	762,000	14,723
Quintain Steel Company, Ltd. *	325,500	108,134
Ralec Electronic Corp.	39,292	67,366
Reward Wool Industry Corp. *	186,000	46,392
Rexon Industrial Corp., Ltd. *	80,000	25,219
Ritek Corp. *	4,226,029	1,155,529
Sampo Corp. *	1,318,000	249,170
Sanyang Industrial Company, Ltd. *	898,924	384,847
SDI Corp.	68,000	95,349
Sheng Yu Steel Company, Ltd.	169,000	124,853
Shinkong Insurance Company, Ltd. *	180,621	101,363
Shinkong Synthetic Fibers Corp. *	2,012,000	703,894
Sigurd Microelectronics Corp.	376,293	241,299
Sinon Corp.	368,650	165,996
SinoPac Holdings Company, Ltd. *	9,862,000	3,936,630
Siward Crystal Technology Company, Ltd.	64,213	32,242
Solomon Technology Corp. *	78,394	39,457
Southeast Cement Company, Ltd. *	295,000	104,119
Spirox Corp.	82,068	61,464
Springsoft, Inc.	44,000	57,708
Stark Technology, Inc.	57,000	56,431
Sunplus Technology Company, Ltd. *	627,945	679,300
Ta Chen Stainless Pipe Company, Ltd. *	470,000	364,960
Ta Chong Bank, Ltd. *	3,180,000	691,489
Ta Ya Electric Wire & Cable Company, Ltd. *	965,244	259,538
Tah Hsin Industrial Company, Ltd.	217,000	156,033
TA-I Technology Company, Ltd.	117,745	174,569
Taichung Commercial Bank	1,598,112	415,525
Tainan Enterprises Company, Ltd.	194,250	225,970
Tainan Spinning Company, Ltd. *	1,725,000	682,790
Taishin Financial Holdings Company, Ltd. *	6,569,000	2,563,608
Taisun Enterprise Company, Ltd. *	361,000	146,473
Taita Chemical Company, Ltd. *	103,000	44,241
Taiwan Business Bank *	3,486,000	900,817
Taiwan Cogeneration Corp.	40,000	21,948
Taiwan Cooperative Bank	5,148,467	3,217,661
Taiwan Fu Hsing Industrial Company, Ltd.	231,000	145,415
Taiwan Glass Industrial Corp.	780,069	634,938
Taiwan Kolin Company, Ltd. * (k)	327,000	0
Taiwan Mask Corp.	479,000	208,060
Taiwan Paiho, Ltd.	383,200	321,357
Taiwan Pulp & Paper Corp. *	394,000	130,401
Taiwan Sakura Corp.	103,006	53,786
Taiwan Styrene Monomer Corp. *	718,159	309,144
Taiyen Biotech Company, Ltd. *	335,000	216,298
Tatung Company, Ltd. *	5,377,000	1,308,288
Teapo Electronic Corp. *	205,000	32,424
Teco Electric & Machinery Company, Ltd.	2,874,000	1,251,285
Tex-Ray Industrial Company, Ltd. *	90,000	23,582
Ton Yi Industrial Corp.	664,000	253,273
Twinhead International Corp. *	224,000	36,928
TYC Brother Industrial Company, Ltd.	149,000	128,244
Tycoons Group Enterprise Company, Ltd. *	566,000	107,544
Tze Shin International Company, Ltd. *	49,693	22,044
Unimicron Technology Corp.	934,790	1,344,712
Union Bank of Taiwan *	842,000	167,766
Unitech Electronics Company, Ltd.	81,039	59,572
Unitech Printed Circuit Board Corp. *	609,550	261,570
United Integrated Services Company, Ltd.	192,000	164,481
United Microelectronics Corp. *	18,117,794	9,683,439
Universal Cement Corp. *	868,108	472,123
Universal Scientific Industrial Company, Ltd.	1,342,891	841,779
UPC Technology Corp.	875,374	474,464
USI Corp. *	883,000	558,346
U-Tech Media Corp. *	180,000	78,373
Ve Wong Corp.	64,050	51,491
Walsin Lihwa Corp. *	4,214,000	1,565,146
Walsin Technology Corp. *	881,064	551,956
Walton Advanced Engineering, Inc. *	50,000	26,004
Wan Hai Lines, Ltd. *	824,000	439,119
Waterland Financial Holding Company *	2,555,007	826,276
Wei Chih Steel Industrial Company, Ltd. *	100,000	35,375
Winbond Electronics Corp. *	4,720,000	1,426,438
Wintek Corp. *	1,522,000	1,351,325
WUS Printed Circuit Company, Ltd. *	555,000	209,885
Yageo Corp.	3,548,000	1,290,981
Yang Ming Marine Transport Corp.	2,125,709	801,842
Yi Jinn Industrial Company, Ltd. *	219,800	56,991
Yieh Phui Enterprise Company, Ltd.	1,642,733	663,127
Yosun Industrial Corp.	234,289	241,622
Yuen Foong Yu Paper Manufacturing Company, Ltd. *	1,620,982	705,584
Yulon Motor Company, Ltd.	1,281,827	1,498,745
Yulon Nissan Motor Company, Ltd. *	270,000	641,082
Yung Chi Paint & Varnish Manufacturing Company, Ltd.	63,787	89,345
Yungtay Engineering Company, Ltd.	529,000	419,218
Zenitron Corp.	38,000	27,602

The accompanying notes are an integral part of the financial statements.

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Zig Sheng Industrial Company, Ltd. *	207,264	$84,316
Zippy Technology Corp.	82,950	66,173
Zyxel Communications Corp.	194,000	178,630

		129,768,357

Thailand - 1.80%
Aapico Hitech PCL *	120,600	30,928
Asia Plus Securities PCL	440,200	22,446
Bangchak Petroleum PCL	613,200	274,046
Bangkok Aviation Fuel Services PCL	139,371	33,860
Bangkok Bank PCL, Foreign Shares	145,000	506,944
Bangkok Bank PCL, NVDR	1,131,100	3,937,609
Bangkok Expressway PCL	436,200	272,134
Bangkok Insurance PCL	1,500	10,798
Bangkok Land PCL *	6,345,600	116,101
Bank of Ayudhya PCL, Foreign Shares	2,762,100	1,857,058
Cal-Comp Electronics Thailand PCL	1,880,300	174,833
Capital Nomura Securities PCL	25,000	17,246
Charoen Pokphand Foods PCL	4,090,900	1,398,808
Delta Electronics Thailand PCL	693,000	386,617
Eastern Water Resources Development &Management PCL	295,200	40,021
Golden Land Property PCL *	37,000	3,687
Hana Microelectronics PCL	90,000	56,149
Hemaraj Land & Development PCL	4,907,500	113,341
IRPC PCL	3,200,000	420,396
Italian-Thai Development PCL *	2,420,700	213,463
Jasmine International PCL *	848,500	12,470
KGI Securities Thailand PCL	1,851,200	66,630
Kiatnakin Finance PCL	238,300	182,263
Krung Thai Bank PCL	6,088,200	1,798,703
Krungthai Card PCL	134,500	51,638
MBK PCL	46,300	90,267
Nakornthai Strip Mill PCL *	12,761,300	76,552
National Finance PCL	1,082,400	717,488
Padaeng Industry PCL	79,100	49,586
Polyplex PCL	372,400	69,811
Power Line Engineering PCL *	224,700	8,627
Pranda Jewelry PCL	214,300	30,981
Precious Shipping PCL	577,100	325,419
PTT Chemical PCL	719,500	1,596,971
Regional Container Lines PCL *	209,100	62,717
Saha-Union PCL	157,500	93,536
Sahaviriya Steel Industries PCL *	5,606,100	201,779
Sansiri PCL	965,300	123,920
SC Asset Corp. PCL	168,200	56,504
Seamico Securities PCL	416,000	23,957
Serm Suk PCL	86,700	42,874
Shin Satellite PCL *	488,500	105,495
Siam City Bank PCL	1,066,450	935,623
Sri Trang Agro-Industry PCL	60,500	41,011
Supalai PCL	991,500	179,921
Tata Steel Thailand PCL *	6,083,300	361,276
Thai Oil PCL	351,000	450,067
Thai Plastic & Chemical PCL	352,400	194,486
Thai Stanley Electric PCL	9,500	34,336
Thoresen Thai Agencies PCL	367,260	300,175
TPI Polene PCL *	1,434,900	380,890
Vanachai Group PCL	672,300	49,606

		18,602,064

Turkey - 2.94%
Adana Cimento Sanayii	184,365	64,067
Akcansa Cimento AS	84,580	375,240
Aksa Akrilik Kimya Sanayii AS *	170,085	294,753
Aksigorta AS	231,109	799,755
Alarko Holding AS	146,982	390,291
Anadolu Cam Sanayii AS *	171,177	214,560
Anadolu Isuzu Otomotiv Sanayi AS *	6,122	24,755
Anadolu Sigorta AS	306,519	276,570
Arcelik AS *	373,263	1,454,277
Aygaz AS	179,454	674,561
Bati Cimento AS *	7,926	32,373
BatiSoke AS *	23,755	19,487
Bolu Cimento Sanayii AS	117,979	126,431
Borusan Mannesmann Boru Sanayi AS *	14,559	117,631
Brisa Bridgestone Sabanci Lastik San ve Tic AS	832	35,479
Cemtas Celik Makina Sanayi ve Ticaret AS	98,165	55,588
Cimsa Cimento Sanayi ve Ticaret AS	97,578	491,749
Dogan Sirketler Grubu Holdings AS	1,541,781	1,062,854
Dogus Otomotiv Servis ve Ticaret AS *	76,312	246,264
Eczacibasi Ilac Sanayi AS	333,256	554,933
Eregli Demir ve Celik Fabrikalari *	959,209	2,876,517
Gentas Genel Metal Sanayi ve Ticaret AS *	43,807	34,028
Global Yatirim Holding AS *	380,889	185,960
Goldas Kuyumculuk Sanayi AS *	54,846	36,160
Goodyear Lastikleri	18,938	148,031
GSD Holding AS *	418,949	265,084
Gunes Sigorta AS *	118,521	165,737
Hektas Ticaret TAS *	67,687	39,869
Hurriyet Gazetecilik AS *	393,389	489,321
Ihlas Holding AS *	544,592	185,451
Izmir Demir Celik Sanayi AS *	32,233	48,782
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS *	371,286	200,495
KOC Holdings AS *	888,143	2,612,796
Konya Cimento Sanayii AS	708	34,526
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret Anonim Sirketi AS *	330,219	550,718
Marmaris Marti Otel Isletmeleri AS *	100,968	56,779
Menderes Tekstil Sanayi ve Ticaret AS *	126,375	49,916
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	43,240
Net Turizm Ticaret ve Sanayi AS *	98,338	78,984
Nortel Networks Netas Telekomunikasyon AS	15,339	576,743
Parsan Makina Parcalari Sanayii AS *	48,236	39,718
Petkim Petrokimya Holding AS *	156,307	759,797
Pinar Entegre Et ve Un Sanayi AS	36,324	107,165
Pinar Sut Mamulleri Sanayii AS	25,633	129,062
Sanko Pazarlama Ithalat Ihracat AS *	20,076	39,108
Sarkuysan Elektrolitik Bakir AS *	84,128	152,853
Sekerbank *	236,181	407,689
Tekfen Holding AS *	254,173	829,227
Tekstil Bankasi AS *	84,007	59,572

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
Tofas Turk Otomobil Fabrik AS	214,244	$672,737
Trakya Cam Sanayi AS *	381,431	474,920
Turcas Petrolculuk AS	68,710	220,279
Turk Ekonomi Bankasi AS *	412,721	767,746
Turk Hava Yollari AS	630,000	2,403,386
Turk Sise ve Cam Fabrikalari AS *	670,291	838,890
Turkiye Is Bankasi AS	357,501	1,506,762
Turkiye Sinai Kalkinma Bankasi AS *	578,347	699,230
Turkiye Vakiflar Bankasi Tao *	1,365,250	3,861,706
Ulker Gida Sanayi ve Ticaret AS	110,020	259,780
Usas Ucak Servisi AS	27,986	31,944
Uzel Makina Sanayi AS *	20,846	0
Uzel Makina Sanayi AS *	2,084	0
Vestel Elektronik Sanayi ve Tracaret AS *	152,180	263,573

		30,515,899

United Kingdom - 1.08%
Lukoil Oil Company, ADR	900	50,413
Reliance Industries, Ltd., GDR (h)	243,166	11,137,498

		11,187,911

United States - 0.78%
Grupo Aeroportuario del Centro Norte Sab de CV (a)	2,111	28,097
Patni Computer Systems, Ltd., SADR	3,538	72,352
Sterlite Industries India, Ltd., ADR (a)	414,337	7,549,220
Yanzhou Coal Mining Company, Ltd.	17,719	386,806

		8,036,475

TOTAL COMMON STOCKS (Cost $745,309,905)		$999,301,065

PREFERRED STOCKS - 3.62%

Brazil - 3.61%
Banco ABC Brasil SA *	96,300	646,949
Banco Cruzeiro do Sul SA (g)	14,000	101,703
Banco Daycoval SA *	109,400	611,254
Banco do Estado do Rio Grande do Sul SA (g)	257,800	2,151,364
Banco Industrial e Comercial SA (g)	162,700	1,126,631
Banco Panamericano SA (g)	143,300	867,620
Banco Pine SA (g)	47,200	290,853
Banco Sofisa SA *	88,400	270,346
Bardella SA Industrias Mecanicas *	916	72,912
Companhia de Ferro Ligas da Bahia (g)	9,100	60,593
Companhia de Tecidos Norte de Minas (g)	105,600	324,483
Confab Industrial SA (g)	388,636	1,138,710
Forjas Taurus SA *	12,540	45,628
Klabin SA (g)	651,700	1,956,448
Mahle-Metal Leve SA Industria e Comercio *	1,500	20,753
Marcopolo SA (g)	236,900	918,263
Metalurgica Gerdau SA (g)	332,600	6,594,033
Parana Banco SA (g)	21,400	125,541
Sao Paulo Alpargatas SA *	9,700	634,280
Saraiva SA Livreiros Editores (g)	4,500	87,378
Suzano Papel e Celulose SA *	245,200	2,855,421
Telemar Norte Leste SA, Class A (g)	65,000	2,302,776
Uniao de Industrias Petroquimicas SA, Class B (g)	984,500	652,820
Universo Online SA (g)	68,800	368,771
Usinas Siderurgicas de Minas Gerais SA, Class A (g)	467,600	$13,160,022

		37,385,552

Malaysia - 0.01%
TA Global Bhd *	1,233,900	126,129

TOTAL PREFERRED STOCKS (Cost $23,318,824)		$37,511,681

WARRANTS - 0.00%

Thailand - 0.00%
Sansiri PCL
(Expiration Date 01/20/2015, Strike
Price: THB 5.20) *	482,650	0

TOTAL WARRANTS (Cost $0)		$0

RIGHTS - 0.00%

Chile - 0.00%
Corpbanca SA (Expiration Date 01/04/2010,
Strike Price: CLP 3.50) *	1,243,589	1,225

India - 0.00%
Infomedia 18, Ltd (Expiration Date
01/15/2010, Strike Price: INR 33.50) *	6,600	1,851

Poland - 0.00%
Polski Koncern Miesny Duda SA (Expiration
Date 10/20/2009, Strike Price PLN 1.10) *	84,749	5,032

Thailand - 0.00%
PLE (Expiration Date 01/06/2010) *	224,700	1,887

TOTAL RIGHTS (Cost $17,496)		$9,995

SECURITIES LENDING COLLATERAL - 6.76%

United States - 6.76%
John Hancock Collateral
Investment Trust, 0.1387% (c)(f)	6,996,365	70,030,120

TOTAL SECURITIES LENDING COLLATERAL (Cost $70,034,441)		$70,030,120

SHORT TERM INVESTMENTS - 0.21%
State Street Institutional Liquid
Reserves Fund, 0.1272%	$2,196,482	$2,196,482

TOTAL SHORT TERM INVESTMENTS (Cost $2,196,482)		$2,196,482

Total Investments (Emerging Markets Value Trust) (Cost $840,877,148) - 107.03%		$1,109,049,343
Other assets and liabilities, net - (7.03)%		(72,851,952)

TOTAL NET ASSETS - 100.00%		$1,036,197,391

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	15.88%

Financial Services	11.13%

Steel	7.28%

Holdings Companies/Conglomerates	4.35%

Automobiles	4.00%

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Equity-Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.07%

Basic Materials - 5.61%
Alcoa, Inc.	536,800	$8,653,216
E.I. Du Pont de Nemours & Company	501,100	16,872,037
International Flavors & Fragrances, Inc.	375,900	15,464,526
International Paper Company	985,600	26,394,368
MeadWestvaco Corp.	454,200	13,003,746
Nucor Corp.	420,600	19,620,990
Weyerhaeuser Company	172,600	7,445,964

		107,454,847

Communications - 9.45%
AT&T, Inc.	1,378,049	38,626,713
Cablevision Systems Corp., Class A	550,400	14,211,328
Cisco Systems, Inc. *	340,200	8,144,388
eBay, Inc. *	501,700	11,810,018
McGraw-Hill Companies, Inc.	648,600	21,734,586
Qwest Communications International, Inc. (a)	2,876,300	12,109,223
Sprint Nextel Corp. *	1,218,500	4,459,710
The New York Times Company, Class A * (a)	865,400	10,696,344
Time Warner, Inc.	879,100	25,616,974
Verizon Communications, Inc.	589,200	19,520,196
Vodafone Group PLC	3,500,117	8,105,224
WPP PLC, SADR	597,677	5,836,237

		180,870,941

Consumer, Cyclical - 10.06%
Bed Bath & Beyond, Inc. * (a)	535,759	20,696,370
D.R. Horton, Inc. (a)	353,000	3,837,110
Genuine Parts Company	224,400	8,518,224
Harley-Davidson, Inc. (a)	388,100	9,780,120
Harman International Industries, Inc.	172,500	6,085,800
Home Depot, Inc.	1,091,600	31,579,988
Macy’s, Inc.	388,300	6,507,908
Marriott International, Inc., Class A (a)	489,287	13,333,071
Mattel, Inc.	683,375	13,653,833
MGM Mirage, Inc. * (a)	482,500	4,400,400
Southwest Airlines Company (a)	1,009,200	11,535,156
Tiffany & Company (a)	267,300	11,493,900
Wal-Mart Stores, Inc.	135,900	7,263,855
Walt Disney Company	733,300	23,648,925
Whirlpool Corp. (a)	250,600	20,213,396

		192,548,056

Consumer, Non-cyclical - 10.85%
Amgen, Inc. *	200,800	11,359,256
Avery Dennison Corp.	370,100	13,504,949
Bristol-Myers Squibb Company (a)	671,725	16,961,056
Eli Lilly & Company	486,400	17,369,344
Fortune Brands, Inc.	559,000	24,148,800
H & R Block, Inc.	165,000	3,732,300
Hershey Company	702,400	25,138,896
Johnson & Johnson	282,000	18,163,620
Kimberly-Clark Corp.	225,600	14,372,976
Kraft Foods, Inc., Class A	531,775	14,453,644
McCormick & Company, Inc.	231,300	8,356,869
Merck & Company, Inc.	632,050	23,095,107
Pfizer, Inc.	383,335	6,972,864
WellPoint, Inc. *	173,400	10,107,486

		207,737,167

Energy - 13.79%
Anadarko Petroleum Corp.	336,700	21,016,814
BJ Services Company	292,325	5,437,245
BP PLC, SADR (a)	415,875	24,108,274
Chevron Corp.	665,300	51,221,447
ConocoPhillips Company	167,700	8,564,439
CONSOL Energy, Inc.	34,203	1,703,309
Exxon Mobil Corp.	665,300	45,366,807
Murphy Oil Corp.	420,900	22,812,780
Royal Dutch Shell PLC, ADR (a)	643,700	38,692,807
Schlumberger, Ltd.	364,700	23,738,323
Spectra Energy Corp.	393,150	8,063,507
Sunoco, Inc.	353,200	9,218,520
Williams Companies, Inc.	196,100	4,133,788

		264,078,060

Financial - 20.02%
Allied Irish Banks PLC - London Exchange *	18,097	31,478
Allied Irish Banks PLC, SADR *	319,500	1,121,445
American Express Company	1,053,300	42,679,716
Bank of America Corp. (a)	2,801,593	42,191,991
Bank of New York Mellon Corp.	783,700	21,920,089
Capital One Financial Corp.	356,875	13,682,587
Chubb Corp.	167,900	8,257,322
JPMorgan Chase & Company	1,577,575	65,737,550
KeyCorp	1,057,300	5,868,015
Legg Mason, Inc. (a)	488,802	14,742,268
Lincoln National Corp.	568,900	14,154,232
Marsh & McLennan Companies, Inc.	902,500	19,927,200
Marshall & Ilsley Corp.	497,500	2,711,375
NYSE Euronext	388,100	9,818,930
Progressive Corp. *	445,800	8,019,942
Regions Financial Corp. (a)	905,600	4,790,624
SLM Corp. *	1,069,000	12,047,630
Sun Life Financial, Inc.	404,900	11,628,728
SunTrust Banks, Inc.	620,400	12,587,916
The Travelers Companies, Inc.	144,400	7,199,784
U.S. Bancorp	1,271,600	28,623,716
Wells Fargo & Company	1,317,200	35,551,228

		383,293,766

Industrial - 13.55%
3M Company	419,800	34,704,866
Black & Decker Corp.	144,500	9,367,935
Boeing Company	366,600	19,844,058
Cooper Industries PLC	290,200	12,374,128
Deere & Company	364,600	19,721,214
Eaton Corp.	115,600	7,354,472
General Electric Company	2,938,600	44,461,018
Honeywell International, Inc.	475,500	18,639,600
Illinois Tool Works, Inc.	529,900	25,429,901
Lockheed Martin Corp.	157,300	11,852,555
Masco Corp.	881,900	12,179,039
Pall Corp.	86,600	3,134,920
United Parcel Service, Inc., Class B (a)	346,400	19,872,968

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
USG Corp. * (a)	332,700	$4,674,435
Vulcan Materials Company (a)	301,900	15,901,073

		259,512,182

Technology - 5.54%
Analog Devices, Inc.	587,800	18,562,724
Applied Materials, Inc.	491,400	6,850,116
Computer Sciences Corp. *	335,824	19,319,955
Dell, Inc. *	725,125	10,412,795
Electronic Arts, Inc. *	422,000	7,490,500
Intel Corp.	566,700	11,560,680
Microsoft Corp.	1,043,525	31,817,077

		106,013,847

Utilities - 7.20%
CenterPoint Energy, Inc.	224,400	3,256,044
Constellation Energy Group, Inc.	288,900	10,160,613
Duke Energy Corp. (a)	776,100	13,356,681
Entergy Corp.	180,500	14,772,120
Exelon Corp.	111,900	5,468,553
FirstEnergy Corp.	172,300	8,003,335
NiSource, Inc.	994,900	15,301,562
NRG Energy, Inc. *	170,200	4,018,422
PG&E Corp. (a)	277,200	12,376,980
Pinnacle West Capital Corp.	277,200	10,139,976
PPL Corp.	249,000	8,045,190
Progress Energy, Inc.	360,400	14,780,004
Teco Energy, Inc. (a)	250,300	4,059,866
Xcel Energy, Inc.	665,300	14,117,666

		137,857,012

TOTAL COMMON STOCKS (Cost $1,752,179,864)		$1,839,365,878

CONVERTIBLE BONDS - 0.62%

Consumer, Cyclical - 0.62%
Ford Motor Company 4.25% due 12/15/2036	9,445,000	11,924,313

TOTAL CONVERTIBLE BONDS (Cost $5,214,378)		$11,924,313

SECURITIES LENDING COLLATERAL - 8.56%

Securities Lending Collateral - 8.56%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	16,363,930	163,794,754

TOTAL SECURITIES LENDING COLLATERAL (Cost $163,802,559)		$163,794,754

SHORT TERM INVESTMENTS - 3.35%
State Street Institutional U.S. Government Money Market Fund,0.344%	$550,000	$550,000
T. Rowe Price Reserve Investment Fund, 0.2628%	$63,658,186	$63,658,186

TOTAL SHORT TERM INVESTMENTS (Cost $64,208,186)		$64,208,186

Total Investments (Equity-Income Trust) (Cost $1,985,404,987) - 108.60%		$2,079,293,131
Other assets and liabilities, net - (8.60)%		(164,725,713)

TOTAL NET ASSETS - 100.00%		$1,914,567,418

Financial Services Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.58%

Consumer, Non-cyclical - 5.93%
Cielo SA	29,700	$258,854
Moody’s Corp. (a)	130,800	3,505,440
Visa, Inc. (a)	27,100	2,370,166

		6,134,460

Energy - 4.77%
Canadian Natural Resources, Ltd.	68,600	4,935,770

Financial - 83.37%
ACE, Ltd.	28,600	1,441,440
American Express Company	284,100	11,511,732
Ameriprise Financial, Inc.	58,440	2,268,641
Banco Santander Brasil SA	23,200	323,408
Bank of America Corp. (a)	19,499	293,655
Bank of New York Mellon Corp.	174,100	4,869,577
Brookfield Asset Management, Inc.	117,700	2,610,586
Charles Schwab Corp.	21,700	408,394
China Life Insurance Company, Ltd., SADR (a)	44,864	3,290,774
Everest Re Group, Ltd.	34,000	2,913,120
FPIC Insurance Group, Inc. *	27,734	1,071,087
GAM Holding, Ltd.	115,800	1,409,103
Goldman Sachs Group, Inc.	23,670	3,996,443
ICICI Bank, Ltd., SADR	22,600	852,246
JPMorgan Chase & Company	23,648	985,413
Julius Baer Group, Ltd.	115,800	4,044,381
Loews Corp.	217,600	7,909,760
Markel Corp. *	11,800	4,012,000
Oaktree Capital Group LLC *	164,700	5,435,100
Progressive Corp. *	187,300	3,369,527
RHJ International *	77,325	590,788
State Bank of India, GDR	73,118	7,090,159
T. Rowe Price Group, Inc. (a)	7,300	388,725
The First Marblehead Corp. *	232,000	494,160
Transatlantic Holdings, Inc.	170,418	8,880,482
Wells Fargo & Company	217,400	5,867,626

		86,328,327

Industrial - 1.53%
Sealed Air Corp.	72,600	1,587,036

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Financial Services Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology - 2.98%
Dun & Bradstreet Corp.	36,600	$3,087,942

TOTAL COMMON STOCKS (Cost $96,452,166)		$102,073,535

SECURITIES LENDING COLLATERAL - 9.21%

Securities Lending Collateral - 9.21%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	952,513	9,534,179

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,534,784)		$9,534,179

SHORT TERM INVESTMENTS - 1.42%
Three Pillars Funding 0.35% due 01/04/2010	$1,477,000	$1,476,963

TOTAL SHORT TERM INVESTMENTS (Cost $1,476,963)		$1,476,963

Total Investments (Financial Services Trust) (Cost $107,463,913) - 109.21%		$113,084,677
Other assets and liabilities, net - (9.21)%		(9,538,697)

TOTAL NET ASSETS - 100.00%		$103,545,980

Franklin Templeton Founding Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST
Global (Templeton) (j)	34,363,380	$468,372,867
Income (Templeton) (j)	46,526,364	469,451,015
Mutual Shares (Templeton) (j)	51,684,938	468,265,534

TOTAL INVESTMENT COMPANIES (Cost $1,675,723,504)		$1,406,089,416

Total Investments (Franklin Templeton Founding Allocation Trust) (Cost $1,675,723,504) - 100.00%		$1,406,089,416
Other assets and liabilities, net - 0.00%		(52,513)

TOTAL NET ASSETS - 100.00%		$1,406,036,903

Fundamental Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.23%

Basic Materials - 2.77%
BHP Billiton PLC	297,520	$9,503,599
Monsanto Company	113,690	9,294,157
Potash Corp. of Saskatchewan, Inc.	40,291	4,371,574
Rio Tinto PLC	161,834	8,722,264
Sino-Forest Corp. *	976,820	18,100,848
Sino-Forest Corp. * (h)	31,600	585,560

		50,578,002

Communications - 5.41%
Amazon.com, Inc. *	60,741	8,170,879
Comcast Corp., Class A	685,334	$10,972,197
DIRECTV, Class A *	299,310	9,981,989
Google, Inc., Class A *	49,130	30,459,618
Grupo Televisa SA, SADR	386,720	8,028,307
Liberty Media Corp - Starz, Series A *	29,926	1,381,085
Liberty Media Corp. - Interactive A *	379,945	4,118,604
News Corp., Class A	1,868,270	25,576,616

		98,689,295

Consumer, Cyclical - 11.03%
Bed Bath & Beyond, Inc. * (a)	578,030	22,329,299
CarMax, Inc. * (a)	585,468	14,197,599
Costco Wholesale Corp.	1,336,031	79,052,954
CVS Caremark Corp.	1,357,497	43,724,978
Harley-Davidson, Inc. (a)	754,978	19,025,446
Hunter Douglas NV	68,688	3,351,147
PACCAR, Inc.	115,870	4,202,605
Walt Disney Company	482,600	15,563,850

		201,447,878

Consumer, Non-cyclical - 18.21%
Becton, Dickinson & Company	216,400	17,065,304
Cardinal Health, Inc.	353,328	11,391,295
CareFusion Corp. *	173,314	4,334,583
Cosco Pacific, Ltd.	3,003,266	3,820,843
Diageo PLC, SADR	336,102	23,328,840
Express Scripts, Inc. *	273,150	23,613,818
H & R Block, Inc.	468,602	10,599,777
Heineken Holding NV	503,555	21,097,426
Hershey Company	111,757	3,999,783
Iron Mountain, Inc. *	1,177,111	26,791,046
Johnson & Johnson	593,720	38,241,505
Laboratory Corp. of America Holdings *	95,700	7,162,188
Mead Johnson Nutrition Company	135,640	5,927,468
Merck & Company, Inc.	1,215,339	44,408,487
Moody’s Corp. (a)	497,259	13,326,541
Natura Cosmeticos SA	110,700	2,306,935
Pfizer, Inc.	884,700	16,092,693
Philip Morris International, Inc.	322,737	15,552,696
Procter & Gamble Company	436,140	26,443,168
The Coca-Cola Company	175,500	10,003,500
UnitedHealth Group, Inc.	50,845	1,549,756
Visa, Inc. (a)	62,530	5,468,874

		332,526,526

Diversified - 0.91%
China Merchants Holdings International Company, Ltd.	5,165,487	16,640,515

Energy - 16.23%
Canadian Natural Resources, Ltd.	614,655	44,224,427
China Coal Energy Company, Series H	8,825,500	15,958,920
ConocoPhillips Company	124,386	6,352,393
Devon Energy Corp.	786,161	57,782,834
EOG Resources, Inc.	659,742	64,192,897
Occidental Petroleum Corp.	1,017,038	82,736,041
OGX Petroleo e Gas Participacoes SA	1,030,000	10,068,727

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

Energy (continued)
Transocean, Ltd. *		182,372	$15,100,402

			296,416,641

Financial - 28.57%
American Express Company		1,791,469	72,590,324
Ameriprise Financial, Inc.		359,137	13,941,698
Bank of New York Mellon Corp.		1,323,602	37,021,148
Berkshire Hathaway, Inc., Class A *		855	84,816,000
Brookfield Asset Management, Inc.		390,480	8,660,846
Fairfax Financial Holdings, Ltd.		18,200	7,097,272
GAM Holding, Ltd.		797,600	9,705,530
Goldman Sachs Group, Inc.		63,200	10,670,688
Hang Lung Group, Ltd.		2,197,100	10,855,243
Hartford Financial Services Group, Inc.		340,120	7,911,191
JPMorgan Chase & Company		1,106,908	46,124,856
Julius Baer Group, Ltd.		775,600	27,088,275
Loews Corp.		1,289,627	46,877,942
Markel Corp. *		4,723	1,605,820
Principal Financial Group, Inc.		141,528	3,402,333
Progressive Corp.		2,173,284	39,097,379
Transatlantic Holdings, Inc.		341,559	17,798,640
Wells Fargo & Company		2,827,126	76,304,131

			521,569,316

Industrial - 5.81%
ABB, Ltd., SADR *		398,990	7,620,709
China Shipping Development Company, Ltd., Class H		3,821,300	5,714,185
Garmin, Ltd.		1,400	42,980
Kuehne & Nagel International AG		110,656	10,704,322
LLX Logistica SA *		227,700	1,307,901
Martin Marietta Materials, Inc. (a)		103,421	9,246,872
Sealed Air Corp.		1,727,575	37,764,789
Tyco International, Ltd. *		387,944	13,841,842
United Parcel Service, Inc., Class B		160,138	9,187,117
Vulcan Materials Company (a)		202,610	10,671,469

			106,102,186

Technology - 7.09%
Activision Blizzard, Inc. *		746,100	8,289,171
Agilent Technologies, Inc. *		700,480	21,763,913
Dun & Bradstreet Corp.		82,305	6,944,073
Hewlett-Packard Company		555,966	28,637,809
Microsoft Corp.		1,194,654	36,425,000
Texas Instruments, Inc.		1,048,410	27,321,565

			129,381,531

Utilities - 0.20%
AES Corp. *		280,820	3,737,714

TOTAL COMMON STOCKS (Cost $1,636,974,962)			$1,757,089,604

CONVERTIBLE BONDS - 0.43%

Basic Materials - 0.21%
Sino-Forest Corp.5.00% due 08/01/2013 (h)		3,244,100	3,832,093

Communications - 0.22%
Level 3 Communications, Inc.
10.00% due 05/01/2011		2,000,000	2,020,000
15.00% due 01/15/2013		1,600,000	$$1,968,000

			3,988,000

TOTAL CONVERTIBLE BONDS (Cost $6,844,100)	$		7,820,093

CORPORATE BONDS - 0.90%

Consumer, Cyclical - 0.60%
Harley-Davidson, Inc. 15.00% due 02/01/2014		9,000,000	11,016,135

Industrial - 0.30%
Sealed Air Corp. 12.00% due 02/14/2014 (h)		5,000,000	5,479,420

TOTAL CORPORATE BONDS (Cost $14,000,000)			$16,495,555

SECURITIES LENDING COLLATERAL - 3.41%

Securities Lending Collateral - 3.41%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)		6,211,218	62,171,183

TOTAL SECURITIES LENDING COLLATERAL (Cost $62,175,134)			$62,171,183

SHORT TERM INVESTMENTS - 2.61%
Three Pillars Funding 0.35% due 01/04/2010		$47,668,000	$47,666,650

TOTAL SHORT TERM INVESTMENTS (Cost $47,666,650)			$47,666,650

Total Investments (Fundamental Value Trust) (Cost $1,767,660,846) - 103.58%			$1,891,243,085
Other assets and liabilities, net - (3.58)%			(65,381,451)

TOTAL NET ASSETS - 100.00%			1,825,861,634

Global Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.00%

Australia - 0.54%
Brambles, Ltd.	609,776	$3,693,913

Austria - 0.62%
Telekom Austria AG	300,000	4,283,271

Bermuda - 0.48%
RenaissanceRe Holdings, Ltd.	61,690	3,278,823

Brazil - 0.86%
Empresa Brasileira de Aeronautica SA, ADR (a)	100,480	2,221,613
Vale SA, SADR (a)	149,750	3,716,795

		5,938,408

Cayman Islands - 1.00%
Seagate Technology	377,720	6,870,727

China - 0.33%
China Telecom Corp., Ltd. ADR (a)	54,470	2,256,147

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France - 8.37%
Accor SA	74,440	$4,043,866
AXA Group SA	140,530	3,323,568
Compagnie Generale des Etablissements Michelin, Class B	54,920	4,212,659
France Telecom SA	344,790	8,608,513
Sanofi-Aventis SA	186,980	14,656,748
Total SA	193,690	12,411,956
Vivendi SA	355,630	10,498,797

		57,756,107

Germany - 5.34%
Bayerische Motoren Werke (BMW) AG	113,320	5,151,705
Deutsche Post AG	305,820	5,884,350
Merck KGaA	41,400	3,869,603
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	32,200	5,019,561
SAP AG	121,060	5,709,668
Siemens AG	122,330	11,220,468

		36,855,355

Hong Kong - 1.15%
Cheung Kong Holdings, Ltd.	305,000	3,926,831
Swire Pacific, Ltd., Class A	332,800	4,024,816

		7,951,647

India - 0.47%
ICICI Bank, Ltd., SADR	85,890	3,238,912

Ireland - 5.11%
Accenture PLC	437,960	18,175,340
Covidien PLC	252,400	12,087,436
CRH PLC	185,553	5,026,199

		35,288,975

Italy - 2.73%
Eni SpA	305,820	7,785,897
Intesa Sanpaolo SpA *	1,479,100	6,627,301
UniCredit Italiano SpA *	1,338,946	4,453,842

		18,867,040

Japan - 2.20%
Fuji Photo Film Company, Ltd.	86,240	2,576,407
Konica Minolta Holdings, Inc.	326,000	3,343,494
Nintendo Company, Ltd.	6,120	1,450,845
Toyota Motor Corp.	125,990	5,293,578
USS Company, Ltd.	41,370	2,512,197

		15,176,521

Netherlands - 4.72%
ING Groep NV *	588,380	5,687,972
Koninklijke (Royal) Philips Electronics NV	208,980	6,187,904
Randstad Holdings NV *	100,520	4,970,119
Reed Elsevier NV	305,375	3,746,963
Royal Dutch Shell PLC, A Shares	98,718	2,986,013
Royal Dutch Shell PLC, B Shares	203,880	5,941,090
SBM Offshore NV	156,949	3,071,036

		32,591,097

Norway - 0.55%
Aker Kvaerner ASA	130,290	1,692,253
StatoilHydro ASA	84,690	$2,112,488

		3,804,741

Russia - 0.45%
Gazprom OAO, SADR, Ordinary Shares	75,000	1,869,568
Gazprom OAO, SADR	47,800	1,218,900

		3,088,468

Singapore - 2.69%
DBS Group Holdings, Ltd.	426,510	4,637,397
Flextronics International, Ltd. *	636,680	4,654,131
Singapore Telecommunications, Ltd.	4,213,000	9,277,753

		18,569,281

South Korea - 3.64%
Hyundai Motor Company, Ltd. *	75,000	7,742,400
KB Financial Group, Inc., ADR * (a)	70,048	3,561,941
Samsung Electronics Company, Ltd.	20,280	13,850,895

		25,155,236

Spain - 1.47%
Industria de Diseno Textil SA	64,270	3,982,406
Telefonica SA	221,280	6,167,417

		10,149,823

Sweden - 1.09%
Ericsson (LM), B Shares	438,344	4,031,811
Svenska Cellulosa AB, B Shares	263,090	3,514,313

		7,546,124

Switzerland - 8.03%
ACE, Ltd.	82,725	4,169,340
Adecco SA	70,540	3,894,445
Lonza Group AG	46,020	3,227,443
Nestle SA	64,430	3,130,190
Novartis AG	203,880	11,107,837
Roche Holdings AG - Genusschein	45,410	7,724,975
Swiss Re	76,040	3,643,141
Tyco Electronics, Ltd. *	305,820	7,507,881
Tyco International, Ltd.	244,660	8,729,469
UBS AG *	150,000	2,304,288

		55,439,009

Taiwan - 1.79%
Lite-On Technology Corp.	1,465,140	2,190,968
Taiwan Semiconductor
Manufacturing Company, Ltd.	5,080,103	10,190,366

		12,381,334

Turkey - 0.43%
Turkcell Iletisim Hizmetleri AS, ADR	167,800	2,934,822

United Kingdom - 12.69%
Aviva PLC	1,265,190	8,012,797
BAE Systems PLC	423,280	2,439,291
BG Group PLC	157,960	2,828,713
BP PLC	1,150,340	11,125,150
British Sky Broadcasting Group PLC	400,706	3,609,641
Compass Group PLC	674,830	4,819,800
GlaxoSmithKline PLC	512,460	10,855,525
HSBC Holdings PLC	550,000	6,261,384

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Kingfisher PLC	1,682,040	$6,165,833
Pearson PLC	407,760	5,861,810
Premier Foods PLC *	4,488,723	2,568,641
Standard Life PLC	700,000	2,428,995
Tesco PLC	569,130	3,910,386
Vodafone Group PLC	4,623,360	10,706,318
Wolseley PLC *	298,548	5,972,469

		87,566,753

United States - 32.25%
Abbott Laboratories	62,520	3,375,455
Alcoa, Inc.	305,330	4,921,920
American Express Company	138,940	5,629,849
Amgen, Inc. *	303,200	17,152,024
AT&T, Inc.	58,780	1,647,603
Bank of New York Mellon Corp.	36,270	1,014,472
Biogen Idec, Inc. *	35,200	1,883,200
Boston Scientific Corp. *	252,540	2,272,860
Bristol-Myers Squibb Company (a)	131,150	3,311,537
Chevron Corp.	22,720	1,749,213
Chico’s FAS, Inc. *	335,010	4,706,890
Cisco Systems, Inc. *	358,370	8,579,378
Comcast Corp., Class A	626,520	10,030,585
CVS Caremark Corp.	96,430	3,106,010
Dell, Inc. *	179,780	2,581,641
Expedia, Inc. *	157,350	4,045,468
FedEx Corp.	47,310	3,948,019
General Electric Company	327,790	4,959,463
Halliburton Company	140,830	4,237,575
Harley-Davidson, Inc. (a)	76,450	1,926,540
Home Depot, Inc.	77,710	2,248,150
JPMorgan Chase & Company	35,670	1,486,369
Medtronic, Inc.	98,500	4,332,030
Merck & Company, Inc.	222,240	8,120,650
Microsoft Corp.	600,000	18,294,000
News Corp., Class A	849,160	11,625,000
Oracle Corp.	798,140	19,586,356
Pfizer, Inc.	662,620	12,053,058
Progressive Corp.	356,390	6,411,456
Quest Diagnostics, Inc.	136,710	8,254,550
Sprint Nextel Corp. *	1,019,420	3,731,077
Target Corp.	82,040	3,968,275
Time Warner Cable, Inc.	72,972	3,020,311
Time Warner, Inc.	171,323	4,992,352
Torchmark Corp.	52,630	2,313,089
United Parcel Service, Inc., Class B	152,910	8,772,447
Viacom, Inc., Class B *	227,000	6,748,710
Walt Disney Company	170,960	5,513,460

		222,551,042

TOTAL COMMON STOCKS (Cost $755,172,130)		$683,233,576

SECURITIES LENDING COLLATERAL - 1.94%

United States - 1.94%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,333,604	$13,348,711

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,349,188)		$13,348,711

SHORT TERM INVESTMENTS - 0.67%
Paribas Corp. 0.03% due 01/04/2010	$4,645,000	$4,645,000

TOTAL SHORT TERM INVESTMENTS (Cost $4,645,000)		$4,645,000

Total Investments (Global Trust) (Cost $773,166,318) - 101.61%		$701,227,287
Other assets and liabilities, net - (1.61)%		(11,097,444)

TOTAL NET ASSETS - 100.00%		$690,129,843

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Pharmaceuticals	9.27%
Insurance	6.42%
Software	6.32%
Telecommunications Equipment & Services	5.02%
International Oil	4.92%

Growth Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.82%
Basic Materials - 4.36%
FMC Corp.	84,830	$4,730,121
Freeport-McMoRan Copper & Gold, Inc., Class B *	128,420	10,310,842
Praxair, Inc.	111,420	8,948,140

		23,989,103

Communications - 15.81%
Amazon.com, Inc. *	110,990	14,930,375
American Tower Corp., Class A *	215,970	9,332,064
Cisco Systems, Inc. *	730,140	17,479,551
Comcast Corp., Class A	227,610	3,837,504
DIRECTV, Class A *	138,840	4,630,314
Google, Inc., Class A *	24,660	15,288,707
Juniper Networks, Inc. *	212,200	5,659,374
QUALCOMM, Inc.	209,280	9,681,293
Time Warner, Inc.	213,750	6,228,675

		87,067,857

Consumer, Cyclical - 7.69%
Best Buy Company, Inc.	89,800	3,543,508
Carnival Corp. *	165,040	5,230,118
Coach, Inc.	88,420	3,229,983
DreamWorks Animation SKG, Inc., Class A *	88,400	3,531,580
Kohl’s Corp. *	69,890	3,769,168
Lowe’s Companies, Inc.	220,690	5,161,939

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
McDonald’s Corp.	32,960	$2,058,022
NIKE, Inc., Class B (a)	64,980	4,293,228
Target Corp.	104,860	5,072,078
The Gap, Inc.	104,360	2,186,342
Walt Disney Company	131,710	4,247,647

		42,323,613

Consumer, Non-cyclical - 25.25%
Abbott Laboratories	120,000	6,478,800
Alcon, Inc.	49,310	8,104,099
Alexion Pharmaceuticals, Inc. *	67,260	3,283,633
Allergan, Inc.	92,240	5,812,043
Amgen, Inc. *	115,490	6,533,269
Avon Products, Inc.	143,250	4,512,375
Baxter International, Inc.	97,340	5,711,911
Celgene Corp. *	82,370	4,586,362
Church & Dwight, Inc.	75,800	4,582,110
Colgate-Palmolive Company	154,440	12,687,246
Express Scripts, Inc. *	82,680	7,147,686
General Mills, Inc.	86,260	6,108,071
Gilead Sciences, Inc. *	94,230	4,078,274
Medtronic, Inc.	156,870	6,899,143
PepsiCo, Inc.	194,120	11,802,496
Philip Morris International, Inc.	159,880	7,704,617
Qiagen NV * (a)	121,450	2,710,764
Shire PLC, ADR	75,120	4,409,544
St. Jude Medical, Inc. *	92,140	3,388,909
Teva Pharmaceutical Industries, Ltd., SADR	84,030	4,720,805
UnitedHealth Group, Inc.	76,110	2,319,833
Visa, Inc. (a)	176,090	15,400,831

		138,982,821

Energy - 4.66%
Cameron International Corp. *	215,470	9,006,646
Southwestern Energy Company *	158,340	7,631,988
Transocean, Ltd. *	108,870	9,014,436

		25,653,070

Financial - 7.46%
BlackRock, Inc., Class A (a)	43,210	10,033,362
Franklin Resources, Inc.	86,380	9,100,133
Goldman Sachs Group, Inc.	50,150	8,467,326
IntercontinentalExchange, Inc. *	54,480	6,118,104
JPMorgan Chase & Company	176,330	7,347,671

		41,066,596

Industrial - 11.38%
3M Company	92,730	7,665,989
ABB, Ltd., SADR *	252,480	4,822,368
AMETEK, Inc.	106,180	4,060,323
CSX Corp.	118,210	5,732,003
Cummins, Inc.	193,280	8,863,821
Danaher Corp.	88,790	6,677,008
Deere & Company	73,150	3,956,683
Expeditors International of Washington, Inc.	189,370	6,576,820
Precision Castparts Corp.	60,930	6,723,626
United Technologies Corp.	109,310	7,587,207

		62,665,848

Technology - 21.03%
Adobe Systems, Inc. *	225,910	$8,308,970
Apple, Inc. *	103,820	21,891,485
Broadcom Corp., Class A *	157,410	4,950,544
Check Point Software Technologies, Ltd. *	167,290	5,667,785
Citrix Systems, Inc. *	118,510	4,931,201
Cognizant Technology Solutions Corp., Class A *	120,050	5,438,265
EMC Corp. *	564,400	9,860,068
Hewlett-Packard Company	70,650	3,639,182
Intel Corp.	466,740	9,521,496
Marvell Technology Group, Ltd. *	372,080	7,720,660
Microsoft Corp.	557,450	16,996,651
NetApp, Inc. *	109,780	3,775,334
NVIDIA Corp. * (a)	182,700	3,412,836
Oracle Corp.	243,190	5,967,883
Research In Motion, Ltd. *	54,380	3,672,825

		115,755,185

Utilities - 1.18%
AES Corp. *	486,990	6,481,837

TOTAL COMMON STOCKS (Cost $452,001,080)		$543,985,930

SECURITIES LENDING COLLATERAL- 6.01%

Securities Lending Collateral - 6.01%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	3,307,156	33,102,983

TOTAL SECURITIES LENDING COLLATERAL (Cost $33,104,171)		$33,102,983

REPURCHASE AGREEMENTS - 1.16%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,359,000 on 01/04/2010, collateralized by $5,980,000 Federal Home Loan Mortgage Corp., 4.375% due 07/25/2015 (valued at $6,488,300, including interest)	$6,359,000	$6,359,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,359,000)		$6,359,000

Total Investments (Growth Equity Trust) (Cost $491,464,251) - 105.99%		$583,447,913
Other assets and liabilities, net - (5.99)%		(32,983,060)

TOTAL NET ASSETS - 100.00%		$550,464,853

Health Sciences Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.75%

Basic Materials - 1.11%
Bayer AG	5,100	$407,618
Lonza Group AG	1,845	129,392

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Monsanto Company ***	11,400	$931,950
Symyx Technologies, Inc. *	4,400	24,200

		1,493,160

Consumer, Cyclical - 2.03%
CVS Caremark Corp. ***	48,600	1,565,406
Shoppers Drug Mart Corp.	14,100	612,211
Walgreen Company	15,200	558,144

		2,735,761

Consumer, Non-cyclical - 91.38%
A&D Pharma Holding NV *	73,669	422,433
Achillion Pharmaceuticals, Inc. *	6,100	18,971
Acorda Therapeutics, Inc. *	18,161	458,020
Actelion, Ltd. *	5,800	309,772
AGA Medical Holdings, Inc. *	31,300	462,301
Alexion Pharmaceuticals, Inc. * ***	113,720	5,551,810
Alexza Pharmaceuticals, Inc. *	31,100	74,640
Alexza Pharmaceuticals, Inc. *	14,130	13,812
Alkermes, Inc. *	96,500	908,065
Allergan, Inc. ***	33,800	2,129,738
Allos Therapeutics, Inc. *	36,900	242,433
AMAG Pharmaceuticals, Inc. * ***	22,500	855,675
AMERIGROUP Corp. * ***	46,600	1,256,336
Amgen, Inc. * ***	44,500	2,517,365
Amylin Pharmaceuticals, Inc. *	400	5,676
Array BioPharma, Inc. *	19,500	54,795
ArthroCare Corp. * ***	32,600	772,620
AVANIR Pharmaceuticals, Inc., Class A *	21,400	40,660
Bangkok Dusit Medical Service PCL	436,000	325,627
Basilea Pharmaceutica AG *	2,143	132,456
Baxter International, Inc. ***	50,600	2,969,208
Biocryst Pharmaceuticals, Inc. *	18,400	118,864
Biodel, Inc. *	18,200	78,988
Biogen Idec, Inc. *	5,119	273,866
BioMarin Pharmaceutical, Inc. *	112,400	2,114,244
Biovitrum *	50,800	198,098
Boston Scientific Corp. *	60,800	547,200
C.R. Bard, Inc. ***	9,100	708,890
Cadence Pharmaceuticals, Inc. *	32,700	316,209
Cadence Pharmaceuticals, Inc. *	21,000	203,070
Cardinal Health, Inc.	22,060	711,214
Cardiome Pharma, Corp. *	47,000	209,150
CareFusion Corp. * ***	83,030	2,076,580
Catalyst Health Solutions, Inc. *	49,100	1,790,677
Celgene Corp. * ***	47,566	2,648,475
Centene Corp. *	6,500	137,605
Cephalon, Inc. * ***	40,400	2,521,364
Chugai Pharmaceutical Company, Ltd.	50,200	935,248
Community Health Systems, Inc. * ***	53,200	1,893,920
Conceptus, Inc. * ***	70,800	1,328,208
Covance, Inc. * ***	24,700	1,347,879
Covidien PLC ***	52,025	2,491,477
Cubist Pharmaceuticals, Inc. * ***	43,300	821,401
Daiichi Sankyo Company, Ltd.	12,300	257,356
DaVita, Inc. * ***	19,395	1,139,262
Dendreon Corp. *	12,300	323,244
DENTSPLY International, Inc. ***	15,750	553,928
Drugstore.com, Inc. *	65,700	203,013
Dyadic International, Inc. *	32,100	75,756
Edwards Lifesciences Corp. *	14,700	1,276,695
Elan Corp. PLC, SADR * ***	143,000	932,360
Eli Lilly & Company	300	10,713
Eurand NV *	15,100	194,790
Exelixis, Inc. *	85,800	632,346
Express Scripts, Inc. * ***	26,400	2,282,280
Facet Biotech Corp. *	15,500	272,490
Fleury SA *	21,800	230,271
Fresenius AG	8,919	555,194
Fresenius Medical Care AG	1,525	80,746
Genmab A/S *	2,460	38,903
Genzyme Corp. * ***	3,000	147,030
Gilead Sciences, Inc. * ***	157,196	6,803,443
GlaxoSmithkline Pharmaceuticals, Ltd.	4,613	159,374
Health Management Associates, Inc., Class A *	72,000	523,440
Healthways, Inc. *	30,500	559,370
Heartware International, Inc. *	5,963	211,508
Heartware International, Inc. *	7,137	253,149
Henry Schein, Inc. * ***	54,700	2,877,220
Hikma Pharmaceuticals PLC	33,831	276,983
Human Genome Sciences, Inc. * ***	84,600	2,588,760
Humana, Inc. * ***	48,852	2,144,114
Idenix Pharmaceuticals, Inc. *	28,700	61,705
IDEXX Laboratories, Inc. *	5,000	267,200
Illumina, Inc. * ***	48,300	1,480,395
Incyte Corp. *	241,500	2,200,065
Infinity Pharmaceuticals, Inc. *	22,775	140,750
Intercell AG *	7,074	261,740
Intermune, Inc. *	1,400	18,256
Intuitive Surgical, Inc. * ***	5,500	1,668,260
Ipsen SA	9,227	512,534
King Pharmaceuticals, Inc. *	19,000	233,130
Laboratory Corp. of America Holdings * ***	1,700	127,228
LCA-Vision, Inc. *	28,200	144,384
Lexicon Genetics, Inc. *	25,500	43,350
Life Technologies Corp. *	11,027	575,940
McKesson Corp. ***	25,700	1,606,250
Medco Health Solutions, Inc. * ***	58,500	3,738,735
Medial Saude SA *	45,700	456,561
Medicines Company *	169,155	1,410,753
Medicis Pharmaceutical Corp., Class A	21,000	568,050
Medtronic, Inc. ***	51,900	2,282,562
Merck & Company, Inc. * ***	117,409	4,290,125
Micromet, Inc. *	21,900	145,854
Micrus Endovascular Corp. *	32,900	493,829
Millipore Corp. *	6,300	455,805
Mindray Medical International, Ltd., ADR ***	6,900	234,048
Momenta Pharmaceuticals, Inc. *	16,900	213,109
Mylan, Inc. *	23,500	433,105
Myriad Genetics, Inc. * ***	11,300	294,930
Neurocrine Biosciences, Inc. *	10,600	28,832
Newron Pharmaceuticals SpA *	6,700	121,210
Nobel Biocare Holding AG, Series BR	19,376	648,473

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Novartis AG	7,502	$408,726
Novo Nordisk AS	6,766	432,908
Onyx Pharmaceuticals, Inc. * ***	18,938	555,641
Optimer Pharmaceuticals, Inc. *	10,005	112,856
Orexigen Therapeutics, Inc. *	8,000	59,520
OSI Pharmaceuticals, Inc. * ***	27,688	859,159
Pfizer, Inc. ***	24,401	443,854
Pharmasset, Inc. * ***	21,200	438,840
Pharmaxis, Ltd. *	50,209	121,662
Phonak Holding AG	615	74,366
Poniard Pharmaceuticals, Inc. *	41,945	76,759
Profarma Distribuidora de Produtos Farmaceuticos SA	58,300	550,289
Psychiatric Solutions, Inc. * ***	12,200	257,908
Regeneron Pharmaceuticals, Inc. *	31,300	756,834
Rigel Pharmaceuticals, Inc. *	17,000	161,670
Roche Holdings AG - Genusschein	19,683	3,348,397
Sawai Pharmaceutical Company, Ltd.	9,200	524,893
Seattle Genetics, Inc. *	50,100	509,016
Select Medical Holdings Corp. *	24,800	263,376
Shire PLC, ADR ***	20,100	1,179,870
Shire PLC	39,600	774,409
Simcere Pharmaceutical Group *	22,500	207,900
St. Jude Medical, Inc. * ***	41,700	1,533,726
Stereotaxis, Inc. *	24,800	97,464
Stryker Corp.	27,800	1,400,286
Synthes AG	4,306	563,950
Targacept, Inc. *	4,400	92,048
Tenet Healthcare Corp. *	81,400	438,746
Teva Pharmaceutical Industries, Ltd., SADR	64,165	3,604,790
Theravance, Inc. *	36,700	479,669
Towa Pharmaceutical Company, Ltd.	12,900	593,990
Transition Therapeutics, Inc. *	4,977	17,818
Triple-S Management Corp. *	7,000	123,200
UCB SA	11,121	465,704
Vectura Group PLC *	49,208	59,825
Vertex Pharmaceuticals, Inc. * ***	74,804	3,205,351
Volcano Corp. *	7,800	135,564
Warner Chilcott PLC *	6,100	173,667
WellPoint, Inc. * ***	41,000	2,389,890
Wright Medical Group, Inc. *	52,000	985,400
XenoPort, Inc. *	40,700	755,392
Zimmer Holdings, Inc. * ***	1,600	94,576
Zymogenetics, Inc. *	17,500	111,825

		123,197,680

Financial - 1.89%
Aetna, Inc. ***	33,490	1,061,633
CIGNA Corp. ***	37,000	1,304,990
Tempo Participacoes SA *	86,400	184,287

		2,550,910

Industrial - 1.29%
Stericycle, Inc. * ***	12,175	671,695
Thermo Fisher Scientific, Inc. *	3,000	143,070
Waters Corp. *	15,000	929,400

		1,744,165

Technology - 3.05%
Allscripts-Misys Healthcare Solutions, Inc. *	12,300	$248,829
Cerner Corp. * ***	7,300	601,812
Computer Programs & Systems, Inc.	9,200	423,660
Eclipsys Corp. *	43,800	811,176
MedAssets, Inc. *	24,900	528,129
Nuance Communications, Inc. *	41,200	640,248
SXC Health Solutions Corp. * ***	16,000	863,200

		4,117,054

TOTAL COMMON STOCKS (Cost $130,622,862)		$135,838,730

PREFERRED STOCKS - 0.11%

Consumer, Non-cyclical - 0.11%
Pacific Biosciences, Series E * (h)	21,900	153,300

TOTAL PREFERRED STOCKS (Cost $153,300)		$153,300

WARRANTS - 0.06%

Consumer, Non-cyclical - 0.06%
Cadence Pharmaceuticals, Inc. (Expiration date 02/18/2014; strike price $7.84) *	10,500	39,568
Dyadic International, Inc. (Expiration Date 05/30/2010; strike price $6.33) *	6,000	8,279
EnteroMedics, Inc. (Expiration date 02/20/2013) *	96,200	5,072
Favrille, Inc. (Expiration date 03/06/2011; strike price $5.26) *	20,411	0
Mannkind Corp. (Expiration date 08/05/2010; strike price $12.228) *	21,000	1,405
Poniard Pharmaceuticals, Inc. (Expiration date 02/01/2011; strike price $4.62) *	132,113	24,198

		78,522

TOTAL WARRANTS (Cost $16,414)		$78,522

SHORT TERM INVESTMENTS - 0.81%
State Street Institutional U.S. Government Money Market Fund, 0.344%	$419,000	$419,000
T. Rowe Price Reserve Investment Fund, 0.2628%	670,760	670,760

TOTAL SHORT TERM INVESTMENTS (Cost $1,089,760)		$1,089,760

Total Investments (Health Sciences Trust) (Cost $131,882,336) - 101.73%		$137,160,312
Other assets and liabilities, net - (1.73)%		(2,338,245)

TOTAL NET ASSETS - 100.00%		$134,822,067

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.07%

Australia - 3.95%
Australia and New Zealand Banking Group, Ltd.	168,074	$3,419,600
Bluescope Steel, Ltd.	506,886	1,398,709
Commonwealth Bank of Australia, Ltd.	94,142	4,590,569
Foster’s Group, Ltd.	227,316	1,118,587
General Property Trust, Ltd.	2,126,418	1,142,003
Goodman Group, Ltd. *	516,749	290,806
JB Hi-Fi, Ltd.	20,046	403,161
Macquarie Group, Ltd.	35,140	1,504,464
Macquarie Infrastructure Group	553,930	660,102
Macquarie Office Trust	3,006,714	826,887
Mirvac Group, Ltd.	737,940	1,026,609
National Australia Bank, Ltd.	104,454	2,541,699
Qantas Airways, Ltd.	382,079	1,015,477
Stockland Company, Ltd.	586,851	2,062,298
Suncorp-Metway, Ltd.	226,010	1,745,178
TABCORP Holdings, Ltd.	169,222	1,049,343
Telstra Corp., Ltd.	483,559	1,481,900
Woodside Petroleum, Ltd.	79,596	3,345,388
Woolworths, Ltd.	51,902	1,300,049

		30,922,829

Austria - 0.24%
Erste Bank der Oesterreichischen
Sparkassen AG	29,743	1,102,486
OMV AG	17,604	770,906

		1,873,392

Belgium - 1.72%
Anheuser-Busch InBev NV	116,886	6,038,810
Belgacom SA	36,486	1,316,046
Colruyt SA	7,149	1,723,706
Delhaize Group	17,505	1,340,756
Dexia SA * (a)	151,281	951,637
Fortis Group SA *	403,842	1,496,177
Mobistar SA	8,219	562,059

		13,429,191

Bermuda - 0.19%
SeaDrill, Ltd., GDR	26,800	678,855
Signet Jewelers, Ltd. *	31,963	847,038

		1,525,893

Bulgaria - 0.00%
BGP Holdings PLC *	2,126,418	3

Canada - 2.54%
Bank of Montreal	78,300	4,181,340
Canadian National Railway Company	17,100	937,528
Canadian Pacific Railway, Ltd.	23,200	1,259,768
EnCana Corp.	11,300	368,545
IGM Financial, Inc.	20,800	843,456
Magna International, Inc.	23,400	1,191,647
Metro, Inc.	12,700	476,258
National Bank of Canada	47,935	2,761,012
Penn West Energy Trust	29,400	521,461
RONA, Inc. *	19,200	283,635
Royal Bank of Canada	38,400	2,070,813
Sun Life Financial, Inc.	47,900	1,385,452
Teck Cominco, Ltd. *	40,700	1,432,877
Toronto Dominion Bank Ontario	34,900	2,201,084

		19,914,876

Denmark - 0.48%
Danske Bank AS *	19,152	436,071
H. Lundbeck AS	15,581	283,596
Novo Nordisk AS	47,066	3,011,415

		3,731,082

Finland - 0.66%
Neste Oil Oyj (a)	63,911	1,133,454
Nokia AB Oyj	111,839	1,435,771
Nokian Renkaat Oyj (a)	5,941	144,147
Outokumpu Oyj	28,089	528,166
Rautaruukki Oyj (a)	21,529	494,317
Sampo Oyj, Class A	25,936	629,457
YIT Oyj	37,817	779,185

		5,144,497

France - 8.81%
Air France KLM *	17,418	271,578
Air Liquide SA	11,410	1,346,875
BNP Paribas SA	132,209	10,433,090
Carrefour SA	10,190	489,930
Casino Guichard-Perrachon SA	10,378	930,077
Compagnie de Saint-Gobain SA	29,636	1,590,791
Dassault Systemes SA	16,210	922,664
Essilor International SA	36,352	2,164,168
Eutelsat Communications	9,885	317,147
France Telecom SA	66,128	1,651,045
GDF Suez	20,185	875,701
Gemalto NV *	19,000	817,698
Hermes International SA (a)	12,348	1,642,488
Iliad SA	4,141	493,331
Lafarge SA	7,440	611,839
L’Oreal SA	16,584	1,841,237
PPR SA	11,145	1,335,493
PSA Peugeot Citroen SA *	44,493	1,490,549
Publicis Groupe SA	25,197	1,022,164
Renault Regie Nationale SA *	53,694	2,734,150
Rhodia SA *	76,606	1,347,337
Sanofi-Aventis SA	236,302	18,522,937
Silicon-On-Insulator Technologies SA *	59,168	826,493
Societe Generale	83,524	5,779,231
Technip SA	23,159	1,622,837
Thomson SA * (a)	307,538	392,725
Total SA	89,220	5,717,356
Vinci SA	11,231	629,049
Vivendi SA	39,368	1,162,210

		68,982,190

Germany - 4.69%
Adidas-Salomon AG	18,039	973,956
Aixtron AG	35,592	1,191,471
Allianz SE	5,507	685,472
BASF SE	40,031	2,482,981
Bayerische Motoren Werke (BMW) AG	39,346	1,788,731

The accompanying notes are an integral part of the financial statements.

109

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Beiersdorf AG	8,638	$567,703
Deutsche Bank AG	59,341	4,182,516
Deutsche Post AG	47,669	917,210
Deutsche Telekom AG	80,114	1,183,204
E.ON AG	45,888	1,915,717
Fresenius SE	10,068	719,531
Hannover Rueckversicherung AG *	31,743	1,489,995
Heidelberger Druckmaschinen AG * (a)	49,277	385,879
Hochtief AG	5,192	396,769
Infineon Technologies AG *	395,442	2,183,064
Kloeckner & Company SE *	38,541	986,260
Metro AG	13,558	826,404
MTU Aero Engines Holding AG	19,898	1,091,851
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	5,229	815,133
Norddeutsche Affinerie AG	28,561	1,233,081
Puma AG	3,344	1,107,495
RWE AG	10,051	976,732
Salzgitter AG	20,078	1,962,627
SAP AG	77,405	3,650,726
Software AG	8,826	966,841
Suedzucker AG	53,599	1,112,833
Thyssen Krupp AG	17,052	642,211
Vossloh AG	3,167	315,517

		36,751,910

Greece - 0.74%
Alpha Bank A.E. *	66,341	767,495
Bank of Piraeus SA *	33,167	378,446
National Bank of Greece SA *	99,356	2,533,485
OPAP SA	72,464	1,586,392
Public Power Corp. SA *	27,930	515,501

		5,781,319

Hong Kong - 1.56%
CLP Holdings, Ltd.	523,096	3,534,525
Esprit Holdings, Ltd.	179,629	1,182,227
Hong Kong & China Gas Company, Ltd.	626,000	1,562,934
Hong Kong Electric Holdings, Ltd.	472,646	2,565,069
Hong Kong Exchanges & Clearing, Ltd.	60,900	1,084,166
Hutchison Whampoa, Ltd.	80,000	547,610
Noble Group, Ltd.	273,766	627,226
Pacific Basin Shipping, Ltd.	373,000	266,940
Yue Yuen Industrial Holdings, Ltd.	300,782	872,557

		12,243,254

Ireland - 0.86%
C&C Group PLC	201,883	871,247
CRH PLC	101,606	2,752,270
DCC PLC	25,135	701,942
Experian Group, Ltd.	130,747	1,292,516
Kerry Group PLC	38,904	1,146,736

		6,764,711

Italy - 5.08%
Ansaldo STS SpA	37,619	713,811
Autostrade SpA	24,736	642,991
Azimut Holding SpA	33,299	444,505
Banca Monte dei Paschi Siena SpA	291,775	510,876
Bulgari SpA (a)	82,357	680,006
Enel SpA	847,267	4,920,004
Eni SpA	462,501	11,774,853
Fiat SpA *	68,385	995,261
Italcementi SpA, RNC	34,167	248,314
Luxottica Group SpA	36,601	948,139
Mediaset SpA	217,388	1,776,242
Parmalat SpA	443,926	1,243,920
Saipem SpA	36,942	1,269,060
Snam Rete Gas SpA	299,835	1,490,989
Telecom Italia SpA	1,115,414	1,729,936
Telecom Italia SpA	1,224,849	1,351,792
Terna SpA	243,945	1,049,644
UniCredit Italiano SpA *	2,402,772	7,992,531

		39,782,874

Japan - 23.49%
Advantest Corp.	50,200	1,304,260
Aiful Corp. (a)	275,850	387,550
Aisin Seiki Company	39,400	1,126,112
Alps Electric Company, Ltd. *	153,754	902,365
Asahi Glass Company, Ltd.	138,000	1,292,762
Asahi Kasei Corp.	197,000	984,412
Astellas Pharmaceuticals, Inc.	77,926	2,902,640
Canon, Inc.	28,600	1,209,067
Chugai Pharmaceutical Company, Ltd.	46,400	864,452
Circle K Sunkus Company, Ltd.	18,000	221,910
Cosmo Oil Company, Ltd.	299,000	625,885
Culture Convenience Club Company, Ltd. (a)	29,200	140,088
CyberAgent, Inc.	564	989,392
Dai Nippon Printing Company, Ltd.	19,000	239,569
Daikyo, Inc. * (a)	401,000	851,577
Dainippon Screen Manufacturing Company, Ltd. (a)	135,000	590,499
Daito Trust Construction Company, Ltd.	27,500	1,296,785
Daiwa Securities Group, Inc.	149,000	746,970
Daiwabo Company, Ltd. (a)	119,000	249,081
Denso Corp.	44,300	1,327,680
Don Quijote Company, Ltd.	35,000	845,474
Dowa Mining Company, Ltd.	193,000	1,071,167
Ebara Corp. *	310,000	1,330,935
Eisai Company, Ltd.	34,520	1,265,382
Electric Power Development Company, Ltd.	25,400	720,271
Elpida Memory, Inc. *	76,900	1,254,352
Fast Retailing Company, Ltd.	20,200	3,770,095
Fuji Heavy Industries, Ltd. *	310,884	1,508,715
Fujikura, Ltd.	159,000	816,769
Fujitsu, Ltd.	240,000	1,543,437
GS Yuasa Corp. (a)	77,000	565,110
Hankyu Hanshin Holdings, Inc.	36,000	159,825
Hanwa Company, Ltd.	118,000	425,574
Haseko Corp. *	1,093,000	774,296
Hikari Tsushin, Inc.	20,400	368,682
Hirose Electric Company, Ltd.	10,300	1,073,554
Hitachi Construction Machinery Company, Ltd.	21,200	552,614
Hitachi, Ltd. *	299,000	915,783

The accompanying notes are an integral part of the financial statements.

110

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Hokkaido Electric Power Company, Inc.	56,501	$1,025,347
Honda Motor Company, Ltd.	235,288	7,955,573
Hosiden Corp.	28,500	301,428
Ibiden Company, Ltd.	39,100	1,392,500
Inpex Holdings, Inc.	132	990,723
Iseki & Company, Ltd. * (a)	190,000	602,395
Itochu Corp.	178,000	1,308,907
JFE Holdings, Inc.	74,900	2,949,558
Kajima Corp.	222,000	445,617
Kakaku.com, Inc.	229	889,126
Kao Corp.	129,950	3,033,674
Kawasaki Kisen Kaisha, Ltd. * (a)	332,000	940,786
KDDI Corp.	136	717,180
Kobe Steel Company, Ltd. *	156,000	282,547
Komatsu, Ltd.	73,300	1,528,160
Konami Corp.	36,877	657,637
Kyocera Corp.	10,300	908,393
Kyushu Electric Power Company, Inc.	6,720	138,200
Lawson, Inc.	18,800	828,231
LeoPalace21 Corp. *	168,100	682,995
Marubeni Corp.	272,176	1,481,719
Marui Company, Ltd.	90	552
Matsui Securities Company, Ltd. (a)	102,500	712,733
Mazda Motor Corp. *	440,512	1,007,186
Mitsubishi Chemical Holdings Corp., ADR	237,500	1,000,843
Mitsubishi Corp.	122,305	3,040,850
Mitsubishi Electric Corp. *	120,000	885,966
Mitsubishi UFJ Financial Group, Inc.	519,200	2,542,101
Mitsubishi UFJ Lease & Finance Company, Ltd.	30,400	911,879
Mitsui Mining & Smelting Company, Ltd. *	418,000	1,081,789
Mitsui O.S.K. Lines, Ltd.	201,000	1,055,110
Mizuho Financial Group, Inc.	2,472,900	4,424,811
Murata Manufacturing Company, Ltd.	24,000	1,185,024
Net One Systems Company, Ltd.	242	269,061
NGK Insulators, Ltd.	36,000	783,326
NICHIREI Corp.	70,000	242,412
Nidec Corp.	13,500	1,241,327
Nintendo Company, Ltd.	3,700	877,145
Nippon Electric Glass Company, Ltd.	83,000	1,132,277
Nippon Mining Holdings, Inc.	503,500	2,155,613
Nippon Oil Corp.	563,000	2,606,576
Nippon Paper Group, Inc.	15,700	400,671
Nippon Telegraph & Telephone Corp.	76,900	3,024,864
Nippon Yakin Kogyo Company, Ltd.	143,500	551,649
Nippon Yusen Kabushiki Kaisha	411,000	1,257,509
Nissan Motor Company, Ltd. *	1,042,000	9,107,079
Nissha Printing Company, Ltd.	15,800	777,123
Nisshin Seifun Group, Inc.	23,000	308,922
Nisshinbo Industries, Inc.	75,000	686,686
Nitori Company, Ltd.	14,900	1,108,683
Nitto Denko Corp.	39,100	1,393,359
Nomura Holdings, Inc.	160,700	1,184,290
Nomura Research Institute, Ltd.	31,500	616,994
NTT DoCoMo, Inc.	2,662	3,708,220
Obayashi Corp.	164,000	558,137
Odakyu Electric Railway Company, Ltd.	96,000	735,661
Ono Pharmaceutical Company, Ltd.	10,600	452,915
Oriental Land Company, Ltd.	10,300	676,315
ORIX Corp.	41,750	2,839,232
Osaka Gas Company, Ltd.	541,880	1,825,668
Pacific Metals Company, Ltd.	184,000	1,379,150
Point, Inc.	13,640	761,521
Rakuten, Inc.	114	86,651
Resona Holdings, Inc.	184,900	1,867,090
Ricoh Company, Ltd.	113,000	1,593,758
Rohm Company, Ltd.	9,600	623,409
Ryohin Keikaku Company, Ltd.	20,100	730,086
SANKYO Company, Ltd.	33,700	1,678,736
Sega Sammy Holdings, Inc.	146,300	1,743,623
Seven & I Holdings Company, Ltd.	232,000	4,708,926
Sharp Corp.	130,000	1,635,810
Shimamura Company, Ltd.	7,900	751,524
Shin-Etsu Chemical Company, Ltd.	24,300	1,369,682
Showa Shell Sekiyu K.K. (a)	161,200	1,311,574
Softbank Corp.	50,100	1,170,978
Sojitz Holdings Corp.	792,500	1,488,688
Sumco Corp.	87,500	1,539,045
Sumitomo Corp.	158,600	1,596,319
Sumitomo Electric Industries, Ltd.	157,000	1,945,974
Sumitomo Metal Industries, Ltd.	473,000	1,261,052
Sumitomo Metal Mining Company, Ltd.	122,000	1,798,457
Sumitomo Trust & Banking Company, Ltd.	351,268	1,707,660
Suzuki Motor Corp.	49,900	1,225,301
Taisei Corp.	400,000	684,814
Taisho Pharmaceuticals Company, Ltd.	31,210	533,983
Taiyo Yuden Company, Ltd.	86,000	1,108,932
Takeda Pharmaceutical Company, Ltd.	102,511	4,208,657
Takefuji Corp. (a)	62,930	262,764
TDK Corp.	9,100	554,886
The Bank of Yokohama, Ltd.	68,000	307,949
Toho Zinc Company, Ltd.	132,000	651,733
Tohoku Electric Power Company, Inc.	6,500	128,480
Tokyo Electron, Ltd.	19,600	1,253,285
Tokyo Gas Company, Ltd.	229,603	915,300
Tokyo Steel Manufacturing Company, Ltd.	101,900	1,146,397
Tokyo Tatemono Company, Ltd.	205,000	778,969
TonenGeneral Sekiyu K.K.	92,867	773,825
Toshiba Corp. *	516,000	2,845,722
Tosoh Corp.	293,000	806,381
Toyo Engineering Corp.	130,000	381,294
Toyo Suisan Kaisha, Ltd.	11,000	252,145
Toyota Motor Corp.	60,100	2,525,153
Toyota Tsusho Corp.	72,300	1,066,178
UNI Charm Corp.	8,200	767,657
UNY Company, Ltd.	122,500	856,062
USS Company, Ltd.	12,690	770,601
Yahoo Japan Corp.	2,125	635,222
Yamada Denki Company, Ltd.	8,450	567,833
Yamaha Motor Company, Ltd. *	39,000	489,755

		183,895,336

The accompanying notes are an integral part of the financial statements.

111

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Luxembourg - 0.40%
ArcelorMittal	48,737	$2,210,463
SES, ADR	12,865	288,476
Tenaris SA	29,974	640,864

		3,139,803

Netherlands - 4.35%
Aegon NV *	331,016	2,109,516
CSM NV	16,725	440,436
Heineken NV	49,768	2,358,183
ING Groep NV *	734,388	7,099,457
Koninklijke Ahold NV	46,724	619,885
Koninklijke BAM Groep NV	62,170	638,413
Koninklijke DSM NV	25,402	1,245,496
Reed Elsevier NV	65,614	805,086
Royal Dutch Shell PLC, A Shares	341,308	10,305,004
Royal Dutch Shell PLC, B Shares	223,154	6,502,737
TomTom NV * (a)	75,268	663,832
Unilever NV	37,850	1,233,352

		34,021,397

New Zealand - 0.39%
Fletcher Building, Ltd.	245,647	1,417,695
Telecom Corp. of New Zealand, Ltd.	890,223	1,611,632

		3,029,327

Norway - 0.15%
Den Norske Bank ASA *	105,700	1,147,436

Portugal - 0.09%
Portugal Telecom, SGPS, SA	57,532	699,388

Singapore - 1.66%
CapitaCommercial Trust	720,000	595,823
Ezra Holdings, Ltd.	213,000	340,402
Golden Agri-Resources, Ltd. *	3,365,000	1,211,568
Neptune Orient Lines, Ltd.	818,146	952,450
Oversea-Chinese Banking Corp., Ltd.	192,000	1,235,928
SembCorp Marine, Ltd.	682,426	1,778,360
Singapore Exchange, Ltd.	250,000	1,473,684
Singapore Press Holdings, Ltd.	604,000	1,569,741
Singapore Telecommunications, Ltd.	1,099,210	2,420,650
Venture Corp., Ltd.	96,000	602,004
Wilmar International, Ltd.	174,000	789,661

		12,970,271

Spain - 4.51%
Banco Bilbao Vizcaya Argentaria SA	390,220	7,068,577
Banco Popular Espanol SA	130,490	952,711
Banco Santander Central Hispano SA	1,026,465	16,864,710
Gas Natural SDG SA (a)	28,150	605,953
Iberdrola SA (a)	77,511	737,862
Industria de Diseno Textil SA	34,964	2,166,498
Repsol YPF SA (a)	124,849	3,333,350
Telefonica SA	127,790	3,561,705

		35,291,366

Sweden - 3.16%
Assa Abloy AB, Series B	40,279	771,308
Atlas Copco AB, Series A, ADR	60,943	890,609
Boliden AB	292,829	3,741,894
Electrolux AB, Series B *	67,020	1,573,039
Hennes & Mauritz AB, B shares	116,874	6,467,503
Modern Times Group AB, Series B	21,424	1,060,261
NCC AB	10,093	165,843
Nordea Bank AB	243,197	2,463,650
Sandvik AB	52,339	627,362
Skandinaviska Enskilda Banken AB, Series A *	158,442	974,087
Svenska Cellulosa AB, B Shares	54,774	731,662
Svenska Handelsbanken AB, Series A	70,918	2,028,219
Swedbank AB, Class A	194,500	1,934,830
Swedish Match AB	26,387	576,822
Trelleborg AB, Series B *	92,718	691,970

		24,699,059

Switzerland - 6.95%
Compagnie Financiere Richemont SA	50,490	1,689,451
Credit Suisse Group AG	115,408	5,683,975
Nestle SA	200,016	9,717,337
Novartis AG	346,607	18,883,923
Roche Holdings AG - Genusschein	61,320	10,431,524
Swatch Group AG, BR shares	6,938	1,746,296
Swisscom AG	2,369	903,417
Xstrata PLC *	305,911	5,388,227

		54,444,150

United Kingdom - 19.02%
3i Group PLC *	234,029	1,057,946
Amlin PLC	103,575	594,680
Anglo American PLC *	100,294	4,340,608
Antofagasta PLC	104,828	1,662,146
Associated British Foods PLC	49,094	651,508
AstraZeneca Group PLC	339,264	15,941,033
Autonomy Corp. PLC *	45,789	1,116,427
Barclays PLC	2,352,361	10,366,099
BG Group PLC	238,220	4,265,992
BHP Billiton PLC	31,694	1,012,393
BP PLC	275,426	2,663,695
British American Tobacco PLC	88,627	2,875,113
BT Group PLC	677,174	1,466,232
Burberry Group PLC	133,121	1,276,320
Cable & Wireless PLC	158,729	358,483
Cadbury PLC	142,713	1,836,460
Capita Group PLC	145,391	1,753,680
Centrica PLC	276,262	1,247,693
Cobham PLC	426,122	1,717,649
Cookson Group PLC *	43,979	296,001
Diageo PLC	212,188	3,700,426
Dixons Group PLC *	1,511,184	889,246
Drax Group PLC	102,008	682,858
Eurasian Natural Resources Corp.	58,651	865,061
FirstGroup PLC	49,435	337,250
GlaxoSmithKline PLC	1,192,262	25,255,883
Home Retail Group PLC	479,939	2,187,757
HSBC Holdings PLC	336,007	3,834,623
Imperial Tobacco Group PLC	25,104	791,157
Kazakhmys PLC *	70,997	1,485,481
Kingfisher PLC	425,378	1,559,303

The accompanying notes are an integral part of the financial statements.

112

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Ladbrokes PLC (a)	117,259	$258,022
Lloyds TSB Group PLC *	2,135,346	1,714,242
London Stock Exchange Group PLC (a)	51,512	596,001
Marks & Spencer Group PLC	273,007	1,771,091
National Express Group PLC (a)	58,059	178,296
Next Group PLC	69,107	2,304,017
Old Mutual PLC *	247,101	431,481
Pearson PLC	83,506	1,200,452
Petrofac, Ltd.	41,742	695,077
Reckitt Benckiser PLC	93,517	5,066,550
Reed Elsevier PLC	203,693	1,672,680
Rentokil Initial PLC *	243,022	450,551
Rio Tinto PLC	54,251	2,923,932
Royal Bank of Scotland Group PLC *	627,888	294,508
SABMiller PLC	41,179	1,207,554
Scottish & Southern Energy PLC	79,428	1,484,293
Smith & Nephew PLC	169,030	1,735,619
Standard Chartered PLC	227,281	5,691,704
Taylor Woodrow PLC *	1,536,568	963,545
Tesco PLC	211,218	1,451,239
The Sage Group PLC	279,258	991,441
Travis Perkins PLC *	105,944	1,445,086
Tullow Oil PLC	78,871	1,644,770
Unilever PLC	36,613	1,171,953
United Utilities Group PLC	96,224	765,613
Vedanta Resources PLC	34,962	1,445,011
Vodafone Group PLC	3,744,580	8,671,327
William Hill PLC	304,509	906,831
Wolseley PLC *	82,752	1,655,458

		148,877,547

United States - 0.38%
Synthes AG	22,920	3,001,795

TOTAL COMMON STOCKS (Cost $804,787,787)		$752,064,896

PREFERRED STOCKS - 0.10%

Germany - 0.10%
Henkel AG & Company KGaA (g)	15,477	805,774

TOTAL PREFERRED STOCKS (Cost $438,952)		$805,774

RIGHTS - 0.01%

Australia - 0.01%
Woodside Petroleum, Ltd (Expiration Date: 01/29/2010) *	6,633	30,386
Belgium - 0.00%
Fortis Group SA (Expiration Date 07/04/2014) *	278,683	1

TOTAL RIGHTS (Cost $0)		$30,387

SECURITIES LENDING COLLATERAL - 1.47%

United States - 1.47%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,149,787	11,508,794

TOTAL SECURITIES LENDING COLLATERAL (Cost $11,509,424)		$11,508,794

SHORT TERM INVESTMENTS - 0.83%
U.S. Treasury Bills 0.01% due 03/18/2010	$6,500,000	$6,499,382

TOTAL SHORT TERM INVESTMENTS (Cost $6,499,382)		$6,499,382

REPURCHASE AGREEMENTS - 2.05%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $16,072,000 on 01/04/2010, collateralized by $16,750,000 Federal National Mortgage Association, 5.00% due 05/20/2024 (valued at $16,394,063, including interest)	$16,072,000	$16,072,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,072,000)		$16,072,000

Total Investments (International Core Trust) (Cost $839,307,545) - 100.53%		$786,981,233
Other assets and liabilities, net - (0.53)%		(4,118,298)

TOTAL NET ASSETS - 100.00%		$782,862,935

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	14.82%
Pharmaceuticals	8.38%
International Oil	5.44%
Drugs & Health Care	5.00%
Retail Trade	4.56%

International Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.52%

Australia - 1.61%
CSL, Ltd.	320,972	$9,337,737

Belgium - 2.88%
Anheuser-Busch InBev NV	323,950	16,736,586

Brazil - 10.47%
Cyrela Brazil Realty SA	625,700	8,671,959
Gafisa SA	542,091	8,789,346
Itau Unibanco Holding SA	270,467	6,177,466
JBS SA	661,700	3,507,192
OGX Petroleo e Gas Participacoes SA	1,120,000	10,948,519
PDG Realty SA Empreendimentos e Participacoes	572,600	5,618,949
Petroleo Brasileiro SA, ADR	177,007	8,439,694
Vale SA	301,900	8,764,157

		60,917,282

Canada - 1.00%
Canadian National Railway Company	53,244	2,894,344

The accompanying notes are an integral part of the financial statements.

113

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Research In Motion, Ltd. *	43,419	$2,932,519

		5,826,863

China - 3.29%
Baidu, Inc., SADR *	13,476	5,541,735
Chaoda Modern Agriculture Holdings, Ltd.	116,000	123,388
Ctrip.com International, Ltd., ADR *	77,100	5,540,406
Longtop Financial Technologies, Ltd. *	110,081	4,075,199
Tencent Holdings, Ltd.	177,700	3,834,410

		19,115,138

Denmark - 4.04%
Novo Nordisk AS	194,213	12,426,293
Novozymes AS, B Shares	32,105	3,328,956
Vestas Wind Systems AS *	126,824	7,760,009

		23,515,258

France - 5.65%
Accor SA	62,316	3,385,244
Alstom SA	145,624	10,117,733
BNP Paribas SA	71,130	5,613,125
Publicis Groupe SA	68,303	2,770,839
Schneider Electric SA	94,827	10,985,885

		32,872,826

Germany - 11.50%
BASF SE	325,292	20,176,709
Daimler AG	412,082	22,016,304
Infineon Technologies AG *	1,753,055	9,677,859
Metro AG	141,661	8,634,696
Thyssen Krupp AG	169,464	6,382,343

		66,887,911

Hong Kong - 4.60%
Cheung Kong Holdings, Ltd.	924,000	11,896,367
China Resources Enterprises, Ltd.	836,000	3,034,464
CNOOC, Ltd.	3,696,500	5,745,476
Esprit Holdings, Ltd.	18,994	125,009
Hang Lung Properties, Ltd.	751,000	2,934,130
Noble Group, Ltd.	1,311,000	3,003,637

		26,739,083

India - 3.56%
ICICI Bank, Ltd., SADR	312,130	11,770,422
Reliance Industries, Ltd., GDR (h)	192,450	8,948,925

		20,719,347

Ireland - 1.05%
Covidien PLC	127,900	6,125,131

Israel - 1.27%
Teva Pharmaceutical Industries, Ltd., SADR	131,514	7,388,457

Italy - 1.53%
Fiat SpA *	612,818	8,918,827

Japan - 8.19%
Daikin Industries, Ltd.	144,775	5,650,247
Daiwa Securities Group, Inc.	1,157,000	5,800,299
FamilyMart Company, Ltd.	182,300	5,372,647
Honda Motor Company, Ltd.	168,800	5,707,476
Marubeni Corp.	2,301,000	12,526,582
Mizuho Financial Group, Inc.	3,451,300	6,175,483
Nintendo Company, Ltd.	14,400	3,413,754
Sumco Corp.	168,400	2,962,002

		47,608,490

Mexico - 1.54%
Cemex SA de CV, SADR *	759,332	8,975,304

Netherlands - 2.75%
Akzo Nobel NV	134,446	8,861,696
ASML Holding NV	209,408	7,122,590

		15,984,286

Singapore - 1.99%
Capitaland, Ltd.	3,903,000	11,560,584

Spain - 5.41%
Banco Bilbao Vizcaya Argentaria SA	319,649	5,790,230
Industria de Diseno Textil SA	89,527	5,547,423
Telefonica SA	722,239	20,129,920

		31,467,573

Switzerland - 15.01%
ABB, Ltd. *	334,838	6,403,904
Actelion, Ltd. *	47,311	2,526,832
Credit Suisse Group AG	376,182	18,527,392
Julius Baer Group, Ltd.	119,305	4,166,795
Lonza Group AG	98,335	6,896,362
Nestle SA	216,493	10,517,836
Novartis AG	267,003	14,546,919
Syngenta AG	20,997	5,883,719
Transocean, Ltd. *	215,014	17,803,159

		87,272,918

Taiwan - 1.67%
Hon Hai Precision Industry Company, Ltd.	2,061,167	9,696,155

United Kingdom - 8.51%
Autonomy Corp. PLC *	250,349	6,104,007
Compass Group PLC	774,359	5,530,660
HSBC Holdings PLC	1,781,634	20,332,598
Reckitt Benckiser PLC	111,932	6,064,235
Standard Chartered PLC	232,015	5,810,255
Tesco PLC	818,969	5,626,983

		49,468,738

TOTAL COMMON STOCKS (Cost $495,453,920)		$567,134,494

RIGHTS - 0.00%

Brazil - 0.00%
JBS SA (Expiration Date 01/29/2010, Strike Price: BRL 1739.80) *	949	0

TOTAL RIGHTS (Cost $0)		$0

The accompanying notes are an integral part of the financial statements.

114

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.97%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $23,062,000 on 01/04/2010, collateralized by $1,440,000 Federal National Mortgage Association, 5.00% due 05/21/2024 (valued at $1, 409,400, including interest) and $21,165,000 Federal Home Loan Mortgage Corp., 5.68% due 09/15/2017 (valued at $22,117,425, including interest)	$23,062,000	$23,062,000

TOTAL REPURCHASE AGREEMENTS (Cost $23,062,000)		$23,062,000

Total Investments (International Opportunities Trust) (Cost $518,515,920) - 101.49%		$590,196,494
Other assets and liabilities, net - (1.49)%		(8,655,827)

TOTAL NET ASSETS - 100.00%		$581,540,667

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Financial Services	8.74%
Real Estate	8.51%
Chemicals	7.19%
Banking	6.76%
Automobiles	6.30%

International Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.84%

Australia - 7.97%
Acrux, Ltd. *	36,231	$70,421
Adamus Resources, Ltd. *	22,869	9,075
Adelaide Brighton, Ltd.	89,261	218,521
Aditya Birla Minerals, Ltd. *	27,333	29,687
AED Oil, Ltd. *	17,758	9,475
AJ Lucas Group, Ltd.	10,043	37,090
Alesco Corp., Ltd.	23,171	97,950
Alliance Resources, Ltd. *	22,348	11,942
Allied Gold, Ltd. *	19,914	5,917
Amalgamated Holdings, Ltd.	8,677	43,466
Andean Resources, Ltd. *	32,296	74,614
Ansell, Ltd.	29,721	289,827
APA Group, Ltd	94,191	293,795
APN News & Media, Ltd.	84,296	173,813
Aquila Resources, Ltd. *	20,430	201,702
Arafura Resources, Ltd. *	20,511	12,822
ARB Corp., Ltd.	8,300	38,089
Asciano Group *	1	2
ASG Group, Ltd.	40,869	37,776
Atlas Iron, Ltd. *	45,803	76,655
Ausdrill, Ltd.	25,793	47,630
Ausenco, Ltd.	12,699	51,236
Austal, Ltd.	16,923	35,196
Austar United Communications, Ltd. *	121,368	153,297
Austbrokers Holdings, Ltd.	8,562	40,964
Austereo Group, Ltd.	16,908	26,030
Austin Engineering, Ltd. *	7,179	20,501
Australian Infrastructure Fund	40,002	63,484
Australian Worldwide Exploration, Ltd. *	114,594	286,054
Automotive Holdings Group	45,187	93,875
Avexa, Ltd. *	96,403	13,312
Avoca Resources, Ltd. *	45,306	72,987
AWB, Ltd. *	170,548	172,146
Babcock & Brown Wind Partners, Ltd	167,700	208,839
Bannerman Resources, Ltd. *	37,186	23,976
Beach Petroleum, Ltd.	267,918	220,536
Bendigo Mining, Ltd.	69,546	15,532
Biota Holdings, Ltd. *	22,955	49,136
Blackmores, Ltd.	1,400	26,143
Boart Longyear Group *	918,778	288,813
Bow Energy, Ltd. *	31,507	37,649
Bradken, Ltd.	16,076	97,407
Brickworks, Ltd.	9,451	105,807
Brockman Resources, Ltd. *	20,828	43,929
BT Investment Management, Ltd. *	3,141	8,585
Buru Energy, Ltd. *	31,571	6,492
Cabcharge Australia, Ltd. (a)	20,292	108,987
Campbell Brothers, Ltd.	8,313	223,697
Cape Lambert Iron Ore, Ltd. *	87,519	41,288
Cardno, Ltd.	2,333	9,225
Carnarvon Petroleum, Ltd. *	66,000	36,002
Catalpa Resources, Ltd. *	24,614	30,521
Cellestis, Ltd.	5,129	15,018
Centamin Egypt, Ltd. *	33,316	63,934
Centennial Coal Company, Ltd.	80,495	285,993
Centrex Metals, Ltd. *	12,831	7,431
Ceramic Fuel Cells, Ltd. *	206,429	42,025
Challenger Financial Services Group, Ltd.	73,673	276,518
Chandler Macleod, Ltd. *	23,343	4,882
Chemgenex Pharmaceuticals, Ltd. *	34,805	30,536
Citadel Resource Group, Ltd. *	136,476	45,691
Citigold Corp., Ltd. *	163,943	20,411
Clough, Ltd.	48,676	41,259
Coal of Africa, Ltd. *	42,367	71,388
Cockatoo Coal, Ltd. *	109,675	35,187
Coffey International, Ltd.	19,085	36,617
Comdek, Ltd. *	9,069	3,232
Compass Resources NL *	15,577	2,099
ConnectEast Group	533,514	206,771
Conquest Mining, Ltd. *	36,248	16,076
Corporate Express Australia, Ltd.	7,900	27,894
Crane Group, Ltd.	12,882	108,651
Crescent Gold, Ltd. *	125,607	24,018
CSG, Ltd. *	17,968	33,711
CSG, Ltd. *	749	1,420
CuDeco, Ltd. * (a)	13,044	58,348
Cue Energy Resources, Ltd. *	5,000	1,024

The accompanying notes are an integral part of the financial statements.

115

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Customers, Ltd. *	11,000	$28,809
Deep Yellow, Ltd. *	57,118	15,640
Devine, Ltd.	16,774	6,468
Dominion Mining, Ltd.	6,300	20,070
Duet Group	177,756	285,923
DWS Advanced Business Solutions, Ltd. *	19,602	26,936
Dyesol, Ltd. *	33,317	28,336
Eastern Star Gas, Ltd. *	122,127	89,680
Elders, Ltd. *	64,600	89,340
Emeco Holdings, Ltd.	142,613	100,030
Emitch, Ltd.	47,869	34,859
Energy Developments, Ltd.	11,000	26,717
Energy World Corp., Ltd. *	189,057	66,041
Envestra, Ltd.	106,894	48,678
Extract Resources, Ltd. *	17,689	131,261
Fantastic Holdings, Ltd. *	4,687	17,535
FKP Property Group, Ltd.	214,660	150,434
Fleetwood Corp., Ltd.	9,854	70,281
FlexiGroup, Ltd.	21,000	29,574
Flight Centre, Ltd.	10,139	166,358
Flinders Mines, Ltd. *	282,915	36,724
Gindalbie Metals, Ltd. *	53,339	50,065
Giralia Resources NL *	31,422	40,573
Goodman Fielder, Ltd.	298,914	435,093
GrainCorp., Ltd.	13,059	72,299
Grange Resources Corp., Ltd. *	157,533	38,034
Great Southern Plantations, Ltd. *	49,118	5,294
GUD Holdings, Ltd.	10,668	85,825
Gunns, Ltd.	128,549	107,256
GWA International, Ltd.	58,620	167,167
Hastie Group, Ltd.	49,645	83,805
Healthscope, Ltd.	64,019	289,651
Highlands Pacific, Ltd. *	59,421	18,233
Hillgrove Resources, Ltd.	127,416	48,132
Hills Industries, Ltd.	29,039	52,771
Horizon Oil, Ltd. *	120,339	39,077
IBA Health, Ltd.	126,554	86,989
IBT Education, Ltd.	61,195	224,402
Icon Energy, Ltd. *	53,263	18,741
iiNET, Ltd.	11,748	19,595
Iluka Resources, Ltd. *	36,022	114,638
Imdex, Ltd.	15,820	9,980
IMF Australia, Ltd. *	24,135	41,610
Independence Group NL	26,775	114,835
Indophil Resources NL *	85,202	92,990
Industrea, Ltd.	74,586	29,910
Innamincka Petroleum, Ltd. *	35,386	5,682
Integra Mining, Ltd. *	101,675	23,471
Intrepid Mines, Ltd. *	60,160	15,489
Invocare, Ltd.	16,260	89,555
IOOF Holdings, Ltd.	45,746	247,027
Iress Market Technology, Ltd.	19,452	149,117
Ivanhoe Australia, Ltd. *	7,762	25,222
Jabiru Metals, Ltd. *	42,457	15,567
JB Hi-Fi, Ltd.	19,410	390,370
Kagara Zinc, Ltd. *	48,216	44,802
Karoon Gas Australia, Ltd. *	24,754	232,595
Kimberley Metals, Ltd. *	8,308	1,493
Kingsgate Consolidated, Ltd.	10,166	83,251
Linc Energy, Ltd. *	36,273	51,231
Liquefied Natural Gas, Ltd. *	28,881	28,751
Lynas Corp, Ltd. *	102,805	49,921
M2 Telecommunications Group, Ltd. *	10,121	14,905
MAC Services Group, Ltd	19,427	37,858
Macmahon Holdings, Ltd.	166,427	90,465
Macquarie Media Group, Ltd.	40,576	69,662
Mantra Resources, Ltd. *	11,390	48,352
Marion Energy, Ltd. *	62,417	6,127
McMillan Shakespeare, Ltd. *	4,446	16,210
McPherson’s, Ltd. *	6,941	21,039
Medusa Mining, Ltd. *	18,323	60,766
Mermaid Marine Australia, Ltd.	17,225	46,626
Metals X, Ltd. *	346,573	29,715
Minara Resources, Ltd. *	38,702	27,753
Mincor Resources NL	48,235	76,185
Mineral Deposits, Ltd. *	58,316	50,917
Mineral Resources, Ltd.	6,043	37,854
Mirabela Nickel, Ltd. * (a)	41,656	92,396
Monadelphous Group, Ltd.	15,601	199,244
Mortgage Choice, Ltd.	13,052	14,006
Mosaic Oil NL *	160,000	15,055
Mount Gibson Iron, Ltd. *	128,310	186,967
Murchison Metals, Ltd. *	88,972	197,010
Nexus Energy, Ltd. * (a)	134,226	37,557
NIB Holdings, Ltd.	60,656	71,113
Nido Petroleum, Ltd. *	205,243	33,647
Northern Iron, Ltd. *	23,673	26,511
Norton Gold Fields, Ltd. *	60,831	15,341
NRW Holdings,Ltd.	23,711	41,984
Oakton, Ltd.	10,804	30,391
OrotonGroup, Ltd. *	5,244	29,491
Otto Energy, Ltd. *	63,569	3,803
Pacific Brands, Ltd. *	274,899	275,794
Pan Australian Resources, Ltd. *	500,915	250,027
Pan Pacific Petroleum NL *	39,039	13,892
PaperlinX, Ltd. *	117,104	66,616
Peet & Company, Ltd.	9,203	17,142
Perilya, Ltd. *	60,193	35,462
Perpetual Trust of Australia, Ltd.	7,208	237,889
Perseus Mining, Ltd. *	30,000	47,117
Pharmaxis, Ltd. *	23,156	56,110
Photon Group, Ltd.	32,988	42,413
PIPE Networks, Ltd.	6,000	32,951
Platinum Australia Ltd *	42,060	38,692
PMP, Ltd. *	78,662	54,449
Po Valley Energy, Ltd. *	7,369	11,103
Port Bouvard, Ltd. *	24,303	5,458
Premier Investments, Ltd.	5,369	39,737
Prime Retirement & Aged Care Property Trust *	14,396	1,549
Probiotec, Ltd. *	2,926	6,469
Programmed Maintenance Services, Ltd.	16,259	55,659
Publishing & Broadcasting, Ltd.	84,709	232,183

The accompanying notes are an integral part of the financial statements.

116

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Ramsay Health Care, Ltd.	5,253	$51,209
Realestate.com.au, Ltd.	12,633	109,314
Reckon, Ltd.	23,044	37,605
Redflex Holdings, Ltd.	3,279	6,073
Resolute Mining, Ltd. *	56,262	52,521
Retail Food Group, Ltd. *	5,221	12,363
RHG, Ltd. *	59,754	28,853
Ridley Corp., Ltd.	51,903	50,941
Riversdale Mining, Ltd. *	35,023	224,994
Roc Oil Company, Ltd. *	94,754	56,315
SAI Global, Ltd.	29,585	106,430
Sally Malay Mining, Ltd.	49,359	102,055
Sedgman, Ltd.	12,268	16,597
Seek, Ltd.	40,692	250,070
ServCorp, Ltd.	5,074	16,128
Seven Network, Ltd. *	22,797	140,798
Sigma Pharmaceuticals, Ltd.	257,783	228,255
Silex Systems, Ltd. *	8,663	47,273
Silver Lake Resources, Ltd. *	20,261	19,029
Sirtex Medical, Ltd.	2,941	19,881
Skilled Group, Ltd.	2,470	4,365
SMS Management & Technology, Ltd.	7,356	36,708
SP Telemedia, Ltd.	108,688	161,536
Spark Infrastructure Group (h)	213,495	263,964
Specialty Fashion Group, Ltd. *	12,034	14,299
St. Barbara, Ltd. *	221,201	57,439
Straits Resources, Ltd. *	34,609	53,089
Strike Resources, Ltd. *	14,267	8,891
STW Communications Group, Ltd.	36,346	24,339
Sundance Resources, Ltd. *	320,476	43,887
Sunland Group, Ltd.	36,793	27,008
Super Cheap Auto Group, Ltd.	11,295	54,515
Talent2 International, Ltd. *	3,808	4,779
Technology One, Ltd.	54,308	40,168
Ten Network Holdings, Ltd. *	85,045	123,232
TFS Corp., Ltd.	44,893	38,737
Thakral Holdings Group, Ltd.	136,095	41,976
The Reject Shop, Ltd.	3,260	41,199
Timbercorp, Ltd. *	78,363	0
Tower Australia Group, Ltd. *	70,548	179,877
Tox Free Solutions, Ltd. *	17,751	40,608
Transfield Services Infrastructure Fund	4,524	4,439
Transfield Services, Ltd.	75,640	285,644
Transpacific Industries Group, Ltd. *	2,836	3,414
Troy Resources NL	11,546	24,465
United Minerals Corp. *	35,612	41,104
UXC, Ltd.	15,999	11,221
Village Roadshow, Ltd.	26,670	44,261
Virgin Blue Holdings, Ltd. *	359,466	188,108
Vision Group Holdings, Ltd.	16,246	13,738
Watpac, Ltd.	10,277	13,764
Wattyl, Ltd. *	13,826	12,846
WDS, Ltd.	26,988	43,638
Webjet, Ltd. *	10,889	19,566
West Australian Newspapers Holdings, Ltd.	25,996	186,775
Western Areas NL *	16,884	75,388
Whitehaven Coal, Ltd.	29,551	137,556
Wide Bay Australia, Ltd.	570	4,789
Windimurra Vanadium, Ltd. *	26,337	0
Wotif.com Holdings, Ltd.	16,915	104,807

		18,264,757

Austria - 1.08%
Andritz AG	7,630	440,491
A-TEC Industries AG *	2,349	29,082
BWIN Interactive Entertainment AG *	5,381	320,628
BWT AG	474	13,179
Constantia Packaging AG	542	28,251
Flughafen Wien AG	2,266	113,131
Frauenthal Holdings AG *	179	1,918
Intercell AG *	7,147	264,441
Mayr-Melnhof Karton AG	1,457	149,887
Oesterreichische Post AG	7,660	208,981
Palfinger AG	2,004	44,606
RHI AG *	3,647	84,534
S&T System Integration & Technology
Distribution AG *	495	8,835
Schoeller-Bleckmann Oilfield Equipment AG	2,428	116,232
Wienerberger Baustoffindustrie AG *	29,903	542,786
Zumtobel AG *	5,975	116,653

		2,483,635

Belgium - 1.20%
Ackermans & Van Haaren NV	1,165	86,700
Agfa Gevaert NV *	30,114	192,809
Arseus NV	1,641	18,931
Banque Nationale de Belgique	4	19,485
Barco NV *	780	31,625
Bekaert SA	3,278	507,278
Compagnie d’Entreprises (CFE)	1,469	74,296
Compagnie Maritime Belge SA	2,856	84,523
Deceuninck NV *	18,089	37,528
Devgen *	2,254	38,135
Econocom Group SA	3,039	45,138
Elia System Operator SA/NV	3,749	146,791
Euronav NV	4,786	104,133
EVS Broadcast Equipment SA	1,863	118,747
Exmar NV	836	6,794
Galapagos NV *	3,124	36,702
Hamon & Compagnie SA	930	36,400
International Brachytherapy SA *	3,541	18,774
Kinepolis Group NV	923	38,738
Melexis NV *	2,864	27,785
Nyrstar *	19,657	232,149
Omega Pharma SA	3,678	184,194
SA D’Ieteren Trading NV	454	180,658
Sipef SA	356	17,757
Telenet Group Holding NV *	13,244	375,738
ThromboGenics NV *	3,409	73,086
Van De Velde NV	356	14,997

		2,749,891

Bermuda - 0.04%
Frontline, Ltd.	3,100	86,261

The accompanying notes are an integral part of the financial statements.

117

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada - 9.63%
Aastra Technologies, Ltd.	2,000	$66,262
Absolute Software Corp. *	9,200	46,183
Advantage Oil & Gas, Ltd. *	37,000	244,108
Aecon Group, Inc.	13,300	190,754
AG Growth International, Inc.	1,400	46,584
AGF Management, Ltd.	16,200	263,326
Akita Drilling, Ltd.	1,500	13,625
Alamos Gold, Inc. *	13,700	164,528
Alexco Resource Corp. *	4,800	18,037
Altius Minerals Corp. *	5,600	46,691
Anatolia Minerals Development, Ltd. *	17,500	50,868
Anderson Energy, Ltd. *	8,700	9,650
Angiotech Pharmaceuticals, Inc. *	2,006	2,513
Antrim Energy, Inc. *	15,500	18,674
Anvil Mining, Ltd. *	16,700	51,097
Argosy Energy, Inc. *	1,226	1,500
Astral Media, Inc.	10,500	334,020
Athabasca Potash, Inc. *	6,800	38,036
Atrium Innovations, Inc. *	5,200	78,359
ATS Automation Tooling Systems, Inc. *	17,647	126,213
Augusta Resource Corp. *	17,300	41,685
Aura Minerals, Inc. *	12,900	55,998
Aurizon Mines, Ltd. *	35,800	161,910
Avalon Rare Metals, Inc. *	13,200	36,728
Baffinland Iron Mines Corp. *	34,500	17,154
Bankers Petroleum, Ltd. *	24,300	144,520
Bioms Medical Corp. *	14,500	4,506
Bioteq Environment Technologies, Inc. *	500	578
Birch Mountain Resources, Ltd. *	9,200	20
Birchcliff Energy, Ltd. *	12,100	109,332
BlackPearl Resources, Inc. *	37,800	91,803
BNK Petroleum, Inc. *	12,834	14,480
Bonterra Oil & Gas, Ltd.	1,700	56,339
Boralex, Inc., Class A *	4,500	41,736
Breakwater Resources, Ltd. *	104,000	40,771
CAE, Inc.	10,300	86,371
Calvalley Petroleums, Inc., Class A *	1,840	4,768
Canaccord Capital, Inc.	7,300	72,382
Canada Bread Company, Ltd.	2,160	107,912
Canadian Western Bank	12,166	255,220
Canfor Corp. *	16,240	126,243
Cangene Corp. *	100	488
CanWest Global Communications Corp. *	13,650	914
Capstone Mining Corp. *	34,900	93,770
Cardiome Pharma Corp. *	10,100	45,003
Carpathian Gold, Inc. *	24,200	8,561
Cascades, Inc.	11,400	97,448
CCL Industries, Inc., Class B	4,400	118,851
CE Franklin, Ltd. *	614	4,145
Celtic Exploration, Ltd. *	2,800	55,928
Chariot Resources, Ltd. *	37,000	13,090
Clarke, Inc. *	2,800	8,969
Coalcorp Mining, Inc. *	9,785	2,339
Cogeco Cable, Inc.	4,500	150,595
COM DEV International, Ltd. *	8,800	28,861
Comaplex Minerals Corp. *	24	161
Compton Petroleum Corp. *	54,389	48,884
Connacher Oil and Gas, Ltd. *	92,900	113,699
Consolidated Thompson Iron Mines, Ltd. *	27,029	174,706
Constellation Software, Inc.	1,300	45,370
Corridor Resources, Inc. *	4,930	25,502
Corus Entertainment, Inc., Class B	13,626	258,618
Cott Corp. *	13,200	109,301
Crew Energy, Inc. *	11,300	158,612
Dalsa Corp.	3,600	26,229
Daylight Resources Trust	12,884	125,532
Delphi Energy Corp. *	23,445	38,333
Denison Mines Corp. *	46,828	59,103
Descartes Systems Group, Inc. *	7,700	46,531
Detour Gold Corp. *	5,700	97,448
Dorel Industries, Inc., Class B	3,200	99,563
Dundee Precious Metals, Inc. *	14,200	48,743
DundeeWealth, Inc.	10,958	144,591
Eastern Platinum, Ltd. *	140,500	123,593
ECU Silver Mining, Inc. *	52,500	37,147
Eldorado Gold Corp. *	11,064	154,738
Endeavour Silver Corp. *	13,500	49,438
Ensign Energy Services, Inc.	27,800	398,719
Entree Gold, Inc. *	7,400	18,043
Equinox Minerals, Ltd. *	35,600	139,221
European Goldfields, Ltd. *	18,909	109,927
Exco Technologies, Ltd.	2,900	5,546
Fairborne Energy, Ltd. *	11,300	51,538
Farallon Mining, Ltd. *	48,500	25,506
First Majestic Silver Corp. *	12,400	48,256
FirstService Corp. *	1,200	23,292
Flint Energy Services, Ltd. *	5,796	53,479
FNX Mining Company, Inc. *	12,900	142,586
Forsys Metals Corp. *	400	1,568
Fronteer Development Group, Inc. *	18,937	74,781
Galleon Energy, Inc. *	14,300	72,057
Gammon Gold, Inc. *	17,500	194,268
Garda World Security Corp. *	7,300	71,405
Gennum Corp.	2,342	10,077
GLG Life Tech Corp. *	3,500	27,274
Gluskin Sheff & Associates, Inc. *	2,300	45,193
GMP Capital, Inc.	193	2,329
Golden Star Resources, Ltd. *	33,100	103,175
Grande Cache Coal Corp. *	11,500	58,938
Great Basin Gold, Ltd. *	59,000	102,108
Great Panther Silver, Ltd. *	14,100	11,864
Greystar Resources, Ltd. *	7,400	41,321
Groupe Aeroplan, Inc.	46,100	480,020
Guyana Goldfields, Inc. *	6,600	50,548
Harry Winston Diamond Corp.	15,361	147,610
Heroux-Devtek, Inc. *	1,600	7,649
Home Capital Group, Inc.	7,800	312,119
HudBay Minerals, Inc. *	16,400	212,792
IESI-BFC, Ltd. *	14,600	235,644
Imax Corp. *	6,080	81,737
Imperial Metals Corp. *	400	5,186

The accompanying notes are an integral part of the financial statements.

118

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Industrial Alliance Insurance and Financial Services, Inc.	1,600	$49,261
International Forest Products, Ltd., Class A *	2,050	9,193
International Royalty Corp.	16,100	115,918
Intertape Polymer Group, Inc. *	7,600	21,655
Iteration Energy, Ltd. *	48,859	56,528
Ivanhoe Energy, Inc. *	25,500	72,171
Jaguar Mining, Inc. *	8,400	94,855
Jinshan Gold Mines, Inc. *	17,500	53,043
KAB Distribution, Inc. *	7,076	0
Katanga Mining, Ltd. *	93,500	62,581
Kimber Resources, Inc. *	250	320
Kingsway Financial Services, Inc.	14,300	25,022
Kirkland Lake Gold, Inc. *	7,200	61,684
Labopharm, Inc. * (a)	13,500	28,140
Lake Shore Gold Corp. *	24,100	95,169
Laurentian Bank of Canada	5,914	241,740
Le Chateau, Inc.	2,500	32,629
Leon’s Furniture, Ltd.	7,726	77,567
Linamar Corp.	3,400	45,286
MacDonald Dettwiler & Associates, Ltd. *	8,482	345,492
MAG Silver Corp. *	6,700	40,360
Mahalo Energy, Ltd. *	6,900	0
Major Drilling Group International	5,500	151,298
Manitoba Telecom Services, Inc.	1,400	44,844
Maple Leaf Foods, Inc.	4,200	46,865
Martinrea International, Inc. *	18,293	147,799
Maxim Power Corp. *	7,700	26,652
MDC Partners, Inc. *	100	844
MDS, Inc. *	22,778	178,373
Mega Uranium, Ltd. *	24,000	17,440
Mercator Minerals, Ltd. *	19,100	45,291
Methanex Corp.	23,200	455,415
Migao Corp. *	5,900	39,320
Minera Andes, Inc. *	59,500	46,082
Miranda Technologies, Inc. *	6,385	32,967
Mosaid Technologies, Inc.	2,700	49,103
Mullen Group, Ltd.	3,257	50,917
NAL Oil & Gas Trust	3,562	46,796
Neo Material Technologies, Inc. *	13,700	59,733
New Gold, Inc. *	84,500	307,023
Newalta, Inc.	7,100	54,446
Norbord, Inc. *	940	13,176
North American Palladium, Ltd. *	17,400	61,058
Northern Dynasty Minerals, Ltd. *	7,100	59,401
Northgate Minerals Corp. *	45,305	140,353
Novagold Resources, Inc. *	15,100	91,970
NuVista Energy, Ltd. *	17,473	208,503
Oncolytics Biotech, Inc. *	10,890	28,635
Open Range Energy Corp. *	3,700	7,712
Open Text Corp. *	9,000	367,538
OPTI Canada, Inc. *	48,500	94,139
Osisko Mining Corp. *	44,900	363,201
Pan American Silver Corp. *	16,700	400,155
Paramount Resources, Ltd. *	5,100	71,683
Pason Systems, Inc.	7,500	83,545
Pelangio Exploration, Inc. *	4,400	2,440
Petrolifera Petroleum, Ltd. *	6,850	6,353
Petrominerales, Ltd. *	6,400	115,045
Platinum Group Metals, Ltd. *	5,000	10,374
Polymet Mining Corp. *	7,903	24,030
Potash One, Inc. *	13,800	33,383
Progress Energy Resources Corp.	33,500	453,244
ProspEx Resources, Ltd. *	7,735	8,949
Pulse Seismic, Inc. *	5,782	6,855
Pure Energy Services, Ltd. *	1,400	2,838
Quadra Mining, Ltd. *	6,700	92,955
Quebecor, Inc.	9,677	251,860
Quest Capital Corp. *	9,200	10,380
Reitman’s Canada, Ltd., Class A	8,900	142,540
Resin Systems, Inc. *	30,580	11,988
Resverlogix Corp. *	3,400	7,867
Richelieu Hardware, Ltd.	600	12,908
RONA, Inc. *	28,804	425,512
Rubicon Minerals Corp. *	22,600	108,046
Russel Metals, Inc.	10,600	179,699
Samuel Manu-Tech, Inc.	1,500	6,468
Sandvine Corp. *	18,000	22,202
Savanna Energy Services Corp.	700	4,638
Scorpio Mining Corp. *	8,900	5,617
Seabridge Gold, Inc. *	4,200	102,164
SEMAFO, Inc. *	46,900	198,659
ShawCor, Ltd., Class A	10,600	297,471
Sherritt International Corp.	67,400	423,405
Shore Gold, Inc. * (a)	34,600	31,429
Sierra Wireless, Inc. *	5,500	58,794
Silver Standard Resources, Inc. *	13,400	294,689
Silvercorp Metals, Inc.	20,400	135,955
Softchoice Corp. *	400	2,712
Stantec, Inc. *	7,900	229,631
Starfield Resources, Inc. *	37,000	3,367
Stella-Jones, Inc.	100	2,462
Storm Exploration, Inc. *	4,900	61,048
Student Transportation, Inc. *	9,096	41,573
SunOpta, Inc. *	6,708	22,834
Superior Plus Corp.	13,000	182,101
SXC Health Solutions Corp. *	5,200	284,897
Tanzanian Royalty Exploration Corp. * (a)	9,900	34,740
Taseko Mines, Ltd. *	25,500	108,500
The Churchill Corp. *	2,600	47,906
The Jean Coutu Group (PJC), Inc., Class A	21,200	196,827
Thompson Creek Metals Company, Inc. *	27,900	328,926
Timminco, Ltd. * (a)	16,900	21,007
TLC Vision Corp. *	3,400	504
TMX Group, Inc.	2,500	79,194
Toromont Industries, Ltd.	13,000	345,432
Torstar Corp., Class B (a)	14,700	88,972
Total Energy Services, Inc.	8,400	55,821
Transcontinental, Inc., Class A	10,800	133,419
TransForce, Inc.	13,473	108,212
Transglobe Energy Corp. *	5,600	18,794
Transition Therapeutics, Inc. *	2,700	9,604

The accompanying notes are an integral part of the financial statements.

119

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Trican Well Service, Ltd.	23,200	$311,892
Trinidad Drilling, Ltd.	20,797	140,589
Uranium One, Inc. *	100,400	289,915
Uranium Participation Corp. *	18,455	116,463
Ur-Energy, Inc. *	22,900	17,736
UTS Energy Corp. *	72,100	157,181
Vecima Networks, Inc. *	2,779	15,412
Vero Energy, Inc. *	8,900	37,699
Viterra, Inc. *	13,900	131,178
Vitran Corp., Inc. *	600	6,575
Wesdome Gold Mines, Ltd.	12,800	28,149
West Energy, Ltd. *	16,925	63,114
West Fraser Timber Company, Ltd.	1,700	53,641
Western Coal Corp. *	36,100	112,527
Westport Innovations, Inc. *	3,857	45,103
Wi-LAN, Inc.	17,000	42,750
Winpak, Ltd.	200	1,698
Xtreme Coil Drilling Corp. *	3,452	13,830
Zarlink Semiconductor, Inc. *	4,500	3,829
ZCL Composites, Inc.	3,500	11,211

		22,080,687

China - 0.07%
Epure International, Ltd. *	93,000	48,071
Sinotrans Shipping, Ltd.	243,000	112,536

		160,607

Denmark - 0.98%
ALK-Abello A/S	772	60,498
Alm. Brand Skadesforsikring A/S *	1,722	30,248
Amagerbanken A/S *	7,250	60,917
Auriga Industries	3,107	64,663
Bang & Olufsen AS, Series B *	6,600	95,269
Bavarian Nordic A/S * (a)	950	26,196
Capinordic A/S *	7,100	3,697
D.S. Norden A/S	1,311	52,414
Det Ostasiatiske Kompagni AS	3,159	110,399
Fionia Bank A/S *	1,700	0
Fluegger A/S, Series B	250	19,940
Genmab A/S *	6,902	109,149
GN Store Nord A/S *	40,682	217,147
Greentech Energy Systems A/S *	9,977	45,791
IC Companys A/S *	807	27,907
Jyske Bank AS *	8,367	325,668
Lan & Spar Bank A/S *	225	12,353
Mols-Linien A/S *	575	5,469
NeuroSearch A/S *	561	8,302
NKT Holding A/S *	4,270	237,444
Ostjydsk Bank A/S *	167	14,123
Ringkjoebing Landbobank A/S *	347	40,718
Roskilde Bank A/S *	473	0
Satair A/S	294	10,295
Schouw & Company A/S, Series B	1,959	35,639
SimCorp A/S	830	155,328
Solar Holdings A/S	603	39,276
Spar Nord Bank A/S *	4,942	52,824
Sydbank AS *	13,645	351,464
Thrane & Thrane A/S	754	19,113
Vestjysk Bank A/S *	155	2,593

		2,234,844

Finland - 2.68%
Alma Media Oyj	9,673	103,581
Amer Sports Oyj, A Shares	22,062	220,817
Atria PLC	2,940	46,400
Cargotec Corp. Oyj, B Shares	8,305	228,635
Cramo Oyj, Series B	6,794	116,305
Elektrobit Corp. *	2,752	3,701
Elisa Oyj, Class A	29,688	678,239
Finnair Oyj *	3,281	17,529
Finnlines Oyj *	4,379	43,334
Fiskars Corp.	3,512	53,464
Ilkka-Yhtyma Oyj	4,389	38,632
KCI Konecranes Oyj	13,397	364,372
Kemira Oyj	15,040	223,182
Kesko Oyj	17,748	585,377
Lannen Tehtaat Oyj	738	16,525
M-real Oyj, Series B *	44,242	97,154
Nokian Renkaat Oyj (a)	23,745	576,128
Olvi Oyj, Series A	1,236	46,945
Oriola-KD Oyj	4,895	30,902
Orion Oyj, Series A	4,469	96,484
Orion Oyj, Series B	11,531	248,291
Outokumpu Oyj	15,319	288,048
Outotec Oyj	4,329	152,429
Poyry Oyj	8,685	139,113
Raisio Oyj	1,313	4,998
Ramirent Oyj	14,410	140,485
Rapala VMC Oyj	6,244	44,412
Sanoma WSOY Oyj (a)	19,168	430,148
Scanfil Oyj	3,574	14,089
Stockmann Oyj Abp, Series B	6,123	166,847
Tecnomen Oyj	11,844	15,906
TietoEnator Oyj	4,223	87,306
Uponor Oyj	9,131	195,452
Vacon Oyj	1,942	74,290
YIT Oyj	27,173	559,875

		6,149,395

France - 4.35%
Altran Technologies SA * (a)	21,753	114,432
Archos SA *	313	1,334
Arkema SA	13,823	507,917
Atos Origin SA *	10,870	494,924
Bacou Dalloz SA	1,010	72,768
Beneteau SA	6,369	96,668
Bourbon SA	5,599	209,925
Bull SA *	17,359	75,826
Canal Plus SA	7,245	58,919
Carbone Lorraine SA	2,240	80,754
Cegedim SA *	528	43,006
Cie Generale de Geophysique-Veritas *	36,199	772,077
Delachaux SA	1,236	72,573
Electricite de Strasbourg SA *	157	25,813

The accompanying notes are an integral part of the financial statements.

120

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Etablissements Maurel et Prom SA	15,895	$288,593
Euler Hermes SA	4,302	319,610
Faurecia *	4,688	101,640
Financiere Marc de Lacharriere SA (Fimalac)	1,347	74,932
Fleury Michon SA	646	31,828
Groupe Steria SA (a)	5,634	172,751
Guerbet SA	242	33,865
Guyenne & Gascogne SA	315	28,572
Havas SA	63,066	252,110
Infogrames Entertainment SA * (a)	2,952	20,718
International Metal Service SA *	2,200	30,155
Ipsos SA	3,922	118,528
Kaufman & Broad SA *	1,409	34,045
Lafuma SA *	323	4,972
Lectra SA *	2,262	7,280
LVL Medical Groupe SA *	1,337	31,436
M6-Metropole Television	13,645	349,115
Manutan SA	162	9,286
Neopost SA (a)	3,596	297,105
Nexans SA	6,396	504,840
Nexity SA	2,799	102,096
Norbert Dentressangle SA	576	31,471
NRJ Group *	3,909	31,641
Orpea SA	3,048	137,881
PagesJaunes Groupe SA	30,409	338,529
Pierre & Vacances SA	453	34,915
Pinguely-Haulotte SA	3,032	27,207
Radiall SA	173	10,681
Rallye SA	2,960	103,114
Remy Cointreau SA	5,188	263,029
Rhodia SA *	19,076	335,506
Robertet SA	247	30,076
Saft Groupe SA	2,568	123,704
SEB SA	5,082	287,904
Sechilienne-Sidec SA	2,737	110,244
SeLoger.com *	2,140	69,018
Sequana *	4,023	45,662
Societe BIC SA	4,306	298,027
Societe Television Francaise 1	26,534	490,001
Somfy SA	392	71,917
Spir Communication SA *	492	12,168
SR Teleperformance SA	10,017	323,422
Stallergenes SA	1,172	98,448
Stef-TFE Group	1,149	70,844
Theolia SA * (a)	4,301	17,754
Toupargel-Agrigel SA	539	11,802
Trigano SA	2,742	49,232
UbiSoft Entertainment SA *	2,614	36,932
Valeo SA *	16,929	588,630
Viel & Compagnie SA	7,961	33,537
Vilmorin & Compagnie SA	901	111,106
VM Materiaux SA	263	15,981
Zodiac SA	7,909	330,055

		9,980,851

Germany - 5.00%
Aareal Bank AG *	5,366	101,333
Adlink Internet Media AG *	2,050	9,300
ADVA AG Optical Networking *	9,169	33,291
Agennix AG *	506	3,810
Air Berlin PLC *	8,480	45,541
Asian Bamboo AG	1,159	38,123
Axel Springer AG	1,180	126,836
Baader Wertpapierhandelsbank AG	4,170	19,483
Balda AG *	8,571	42,701
Bauer AG	162	6,772
Bechtle AG	1,936	52,331
Bilfinger Berger AG	3,071	236,174
Boewe Systec AG *	415	3,190
CAT Oil AG *	3,036	30,588
Centrotherm Photovoltaics AG *	1,488	89,719
Cewe Color Holding AG	1,164	37,833
Chaucer Holdings PLC *	24,034	17,822
Comdirect Bank AG	2,391	22,620
Conergy AG * (a)	32,648	30,767
Demag Cranes AG	3,307	110,368
Deutsche Wohnen AG *	15,258	146,440
Deutz AG *	11,418	55,433
Douglas Holding AG	4,820	235,432
Drillisch AG *	7,508	54,481
Duerr AG	1,696	41,393
DVB Bank AG	6,310	226,143
Evotec AG *	16,036	48,792
Fielmann AG	2,637	194,146
Freenet AG *	11,948	160,670
Fuchs Petrolub AG	615	53,501
Gerresheimer AG	5,962	200,272
Gerry Weber International AG	1,710	55,554
Gesco AG	571	29,040
Hamburger Hafen und Logistik AG	4,924	190,278
Heidelberger Druckmaschinen AG * (a)	12,535	98,159
Indus Holding AG	2,767	47,654
IVG Immobilien AG *	14,617	111,939
IWKA AG *	3,823	65,423
Jenoptik AG *	8,246	44,455
Kloeckner & Company SE *	12,195	312,069
Kontron AG	10,995	125,757
Krones AG	3,205	163,107
KWS Saat AG	399	68,478
Lanxess AG	19,737	742,938
Leoni AG	5,752	134,906
Loewe AG	1,751	22,457
Manz Automation AG *	487	46,249
Medigene AG *	3,040	15,631
Medion AG	1,622	17,150
MLP AG	9,427	108,913
MTU Aero Engines Holding AG	9,931	544,938
Muehlbauer Holding AG & Company KGaA	156	3,825
MVV Energie AG	1,120	49,743
Norddeutsche Affinerie AG	7,006	302,474
Nordex AG * (a)	5,893	87,766
Pfeiffer Vacuum Technology AG	173	14,502
Pfleiderer AG *	5,889	51,647

The accompanying notes are an integral part of the financial statements.

121

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Phoenix Solar AG	782	$47,361
Plambeck Neue Energien AG *	9,380	24,620
Praktiker Bau- und Heimwerkermaerkte AG	11,423	126,373
Premiere AG *	90,461	293,346
Q-Cells AG * (a)	12,797	209,621
QSC AG *	15,565	37,975
Rhoen-Klinikum AG	23,132	565,782
Sartorius AG	2,096	46,653
SGL Carbon AG *	11,827	352,038
Singulus Technologies AG *	11,249	49,297
Sixt AG	1,489	46,870
SMA Solar Technology AG	1,745	233,422
Software AG	4,489	491,746
Solar Millennium AG *	2,158	109,163
Solarworld AG (a)	6,359	139,349
Solon AG Fuer Solartechnik AG * (a)	2,864	29,488
Stada Arzneimittel AG	10,688	370,040
Suess MicroTec AG *	2,259	14,420
Symrise AG	25,982	557,483
Tognum AG	17,636	292,592
TUI AG *	27,236	227,201
United Internet AG *	26,246	347,089
Vossloh AG	1,502	149,639
VTG AG	2,602	42,959
Wacker Construction Equipment AG	3,587	42,254
Wincor Nixdorf AG	6,069	413,972
Wire Card AG	14,301	196,617
WMF Wuerttembergische Metallwarenfabrik AG	1,601	42,765
XING AG *	817	36,105

		11,466,597

Greece - 1.14%
Aegean Airlines SA *	1,678	8,505
Agricultural Bank of Greece SA *	50,620	138,536
Alapis Holding Industrial & Commercial SA	237,343	171,472
Athens Medical Center SA	8,110	15,209
Athens Stock Exchange SA	11,814	122,442
Athens Water Supply and Sewage Company SA	2,538	19,982
Autohellas SA	2,895	8,293
Bank of Attica SA *	11,952	29,078
Bank of Greece SA	1,882	124,726
Commercial Bank of Greece SA *	250	1,566
Diagnostic & Therapeutic Center of Athens Hygeia SA	10,572	24,962
Forthnet SA *	14,896	26,403
Fourlis SA	6,312	82,343
Frigoglass SA *	4,848	46,765
GEK Group of Companies SA	9,577	83,832
Geniki Bank SA *	29,496	32,850
Greek Postal Savings Bank SA *	24,679	155,858
Halcor SA *	4,634	8,922
Hellenic Petroleum SA	20,443	227,177
Hellenic Technodomiki Tev SA	19,561	144,231
Inform P Lykos SA	3,669	7,297
Intracom Holdings SA *	24,569	42,867
Intracom SA Technical & Steel Constructions SA *	14,441	14,641
J&P-Avax SA	614	2,434
Lambrakis Press SA *	2,696	7,643
Loulis Mills SA *	3,783	10,940
Marfin Financial Group SA Holdings *	65,182	185,391
Maritime Company of Lesvos SA *	43,064	0
Metka SA	3,097	42,965
Michaniki SA	11,010	18,091
Motor Oil Hellas Corinth Refineries SA	6,346	96,402
Mytilineos Holdings SA	18,062	129,364
Nireus Aquaculture SA *	11,042	10,422
Piraeus Port Authority SA	1,451	30,675
Proton Bank SA *	13,659	39,058
Sarantis SA	3,860	26,674
Sidenor Steel Products Manufacturing Company SA *	5,265	33,673
Terna Energy SA	5,630	50,715
Titan Cement Company SA	12,135	351,512
Viohalco SA	6,216	35,230

		2,609,146

Hong Kong - 2.85%
AAC Acoustic Technology Holdings, Inc.	118,000	195,012
Allied Group, Ltd.	32,000	84,524
Allied Properties HK, Ltd. *	572,000	105,514
Apac Resources, Ltd. *	520,000	30,738
Asia Satellite Telecom Holdings Company, Ltd.	2,500	3,535
Associated International Hotels, Ltd. *	46,000	102,639
Beijing Enterprises Water Group, Ltd. *	310,000	102,782
C C Land Holdings, Ltd.	231,000	106,494
C Y Foundation Group, Ltd. *	300,000	6,835
Cafe de Coral Holdings, Ltd.	44,000	100,385
Capital Strategic Investment, Ltd.	520,000	15,278
Champion Technology Holdings, Ltd.	664,045	21,665
Cheuk Nang Holdings, Ltd. *	40,720	10,845
China Public Procurement, Ltd. *	376,000	33,234
China Renji Medical Group, Ltd. *	1,332,000	11,416
China Sci-Tech Holdings, Ltd. *	314,240	9,870
China Solar Energy Holdings, Ltd. *	825,000	17,221
China WindPower Group, Ltd. *	810,000	91,925
China Yunnan Tin Minerals Group Company, Ltd. *	380,000	11,607
Chong Hing Bank, Ltd.	22,000	42,501
Chow Sang Sang Holdings, Ltd.	50,000	59,681
Chuang’s Consortium International, Ltd.	250,080	26,664
Chung Tai Printing Holdings, Ltd.	1,300,000	54,899
Citic 1616 Holdings, Ltd.	144,000	48,579
CNNC International, Ltd. *	35,000	36,217
Cross-Harbour Holdings, Ltd.	18,000	17,222
Dah Sing Financial Group *	22,000	121,302
Daphne International Holdings, Ltd.	158,000	126,825
Dickson Concepts International, Ltd.	84,500	46,254
DVN Holdings Company, Ltd.	112,000	7,443
EganaGoldpfeil Holdings, Ltd. *	103,373	0
Emperor Entertainment Hotel, Ltd.	175,000	19,997
Emperor International Holdings, Ltd. *	190,000	40,605

The accompanying notes are an integral part of the financial statements.

122

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
eSun Holdings, Ltd. *	246,000	32,227
Extrawell Pharmaceutical Holdings, Ltd. *	130,000	23,809
Far East Consortium International, Ltd.	182,000	65,133
First Sign International Holdings, Ltd.	76,000	92,425
Fong’s Industries Company, Ltd. *	62,000	30,141
Fountain Set Holdings, Ltd. *	118,000	18,557
Fubon Bank, Ltd.	86,000	40,239
Galaxy Entertainment Group, Ltd. *	181,000	73,761
Get Nice Holdings, Ltd.	394,000	24,896
Giordano International, Ltd.	132,000	39,030
Global Green Tech Group, Ltd. *	97,920	4,320
Glorious Sun Enterprises, Ltd.	120,000	44,341
Golden Resorts Group, Ltd.	874,000	45,249
Goldin Financial Holdings, Ltd. *	290,000	39,259
Great Eagle Holdings, Ltd,	64,000	165,497
Hang Fung Gold Technology, Ltd. *	90,000	0
Hannstar Board International Holdings, Ltd.	170,000	39,916
Harbour Centre Development, Ltd.	46,000	38,964
Heng Tai Consumables Group, Ltd. *	456,750	45,528
HKR International, Ltd. *	100,000	41,849
Hong Kong Ferry Holdings *	49,000	40,359
Hongkong & Shanghai Hotels, Ltd.	38,500	56,464
Hung Hing Printing Group, Ltd.	120,000	38,559
Hutchison Harbour Ring, Ltd.	328,000	41,350
Hutchison Telecommunications International, Ltd. *	321,000	66,090
Imagi International Holdings, Ltd. *	212,500	3,349
Integrated Distribution Services Group, Ltd.	25,000	36,202
Interchina Holdings Company *	2,095,000	27,147
International Luk Fook Holdings, Ltd.	60,000	51,401
Johnson Electronic Holdings, Ltd. *	256,000	101,596
K Wah International Holdings, Ltd.	121,000	44,649
Kantone Holdings, Ltd.	755,517	18,013
Kowloon Development Company, Ltd.	75,000	86,702
Lee & Man Holding, Ltd. *	76,000	36,652
Lijun International Pharmaceutical Holding, Ltd. *	225,000	36,274
Liu Chong Hing Investment, Ltd.	40,000	38,829
Luks Group Vietnam Holdings Company, Ltd.	26,000	11,145
Matsunichi Communication Holdings, Ltd. *	45,000	20,839
Meadville Holdings, Ltd.	126,000	49,289
Media Chinese International, Ltd.	110,000	15,039
Melco International Development *	150,000	68,421
Midland Holdings, Ltd.	114,000	97,735
Neo-Neon Holdings, Ltd.	66,000	47,453
New Times Energy Corp., Ltd. *	766,000	33,361
Norstar Founders Group, Ltd. *	244,000	22,973
Pacific Andes International Holdings, Ltd.	226,000	45,149
Pacific Basin Shipping, Ltd.	353,000	252,627
Pacific Century Premium Developments, Ltd. *	147,000	39,836
Pacific Textile Holdings, Ltd.	91,000	60,705
Paliburg Holdings, Ltd.	132,000	47,475
PCCW, Ltd. *	757,000	183,183
Peace Mark Holdings, Ltd. *	164,000	0
Pico Far East Holdings, Ltd.	206,000	42,494
Playmates Holdings, Ltd.	31,800	9,986
Polytec Asset Holdings, Ltd.	305,000	67,214
PYI Corp., Ltd. *	806,000	41,269
Regal Hotels International Holdings, Ltd.	110,000	45,595
Road King Infrastructure, Ltd.	73,000	56,386
Sa Sa International Holdings, Ltd.	86,000	56,947
Samson Holding, Ltd.	220,000	34,751
Shougang Concord Century Holdings, Ltd. *	316,000	41,792
Shui On Construction & Materials, Ltd.	34,000	51,826
Shun Tak Holdings, Ltd.	186,000	115,736
Singamas Container Holdings, Ltd. *	214,000	33,002
Skyfame Realty Holdings, Ltd. *	216,000	14,765
Solomon Systech International, Ltd.	364,000	36,818
South China China, Ltd. *	504,000	37,702
Stella International Holdings, Ltd.	45,000	81,584
Sun Hung Kai & Company, Ltd.	81,000	61,192
Tack Fat Group International, Ltd. *	272,000	0
TAI Cheung Holdings, Ltd.	72,000	41,587
Tai Fook Securities Group, Ltd.	61,120	38,834
TAK Sing Alliance Holdings, Ltd.	126,000	19,445
TCC International Holdings, Ltd. *	104,353	48,912
Techtronic Industries Company, Ltd.	214,000	177,523
Television Broadcasting Company, Ltd.	44,000	210,843
Texwinca Holdings, Ltd.	98,000	91,615
Titan Petrochemicals Group, Ltd. *	620,000	15,658
Transport International Holdings, Ltd.	35,200	99,715
United Laboratories, Ltd.	78,000	41,167
United Power Investment, Ltd. *	1,192,000	29,040
Upbest Group, Ltd.	158,000	20,844
USI Holding Corp.	104,000	32,377
Value Partners Group, Ltd. *	75,000	38,158
Victory City International Holdings, Ltd. *	134,999	27,064
Vitasoy International Holdings, Ltd.	132,000	92,564
Vongroup, Ltd. *	210,000	5,193
VST Holdings Company, Ltd.	176,000	42,511
Wah Nam International Holdings, Ltd. *	16,000	2,349
Wai Kee Holdings, Ltd. *	68,000	14,604
Wheelock Properties, Ltd. - Hong Kong Exchange	145,000	94,172
Xinyi Glass Holdings Company, Ltd.	140,000	126,280
Yanion International Holdings, Ltd. *	172,000	39,277
Yugang International, Ltd. *	1,366,000	17,300

		6,529,806

Ireland - 1.52%
AER Lingus Group PLC *	40,553	37,173
Allied Irish Banks PLC - London Exchange *	197,845	344,132
Bank of Ireland *	121,600	226,951
C&C Group PLC - London Exchange	2,076	8,928
C&C Group PLC	121,292	523,448
DCC PLC	16,966	473,807
Dragon Oil PLC *	65,559	408,939
FBD Holdings PLC	5,381	53,245
Glanbia PLC	22,710	93,781
Grafton Group PLC *	45,071	187,028
Greencore Group PLC	19,082	38,026
IFG Group PLC	10,000	19,972
IFG Group PLC *	6,428	3,133
Independent News & Media PLC *	77,245	13,967

The accompanying notes are an integral part of the financial statements.

123

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Ireland (continued)
Irish Continental Group PLC *	1,762	$36,625
Irish Life & Permanent PLC *	47,651	224,974
Kingspan Group PLC *	25,639	220,413
Paddy Power PLC	7,609	269,661
Smurfit Kappa Group PLC *	17,083	151,788
United Drug PLC	50,506	154,104

		3,490,095

Italy - 3.38%
Acea SpA	8,238	88,004
Aedes SpA *	108,387	31,819
Amplifon SpA *	9,264	40,377
Ansaldo STS SpA	15,459	293,331
Astaldi SpA	4,499	38,413
Autogrill SpA *	20,227	254,399
Azimut Holding SpA	28,231	376,852
Banca Generali SpA	1,570	19,017
Banca Popolare dell’Etruria e del Lazio SpA	13,530	76,553
Banca Popolare di Milano SpA	94,715	671,912
Banca Popolare di Sondrio SCARL *	2,461	25,265
Benetton Group SpA	12,930	115,818
Biesse SpA *	3,817	28,802
Brembo SpA	7,000	52,093
Bulgari SpA (a)	29,877	246,689
Buongiorno SpA *	12,875	21,294
Buzzi Unicem SpA	16,874	271,043
Caltagirone SpA	2,499	8,737
Carraro SpA *	4,098	12,953
CIR-Compagnie Industriali Riunite SpA *	126,158	325,752
Credito Artigiano SpA	7,592	20,023
Credito Emiliano SpA *	24,732	189,826
Danieli & Company SpA	2,311	56,914
Davide Campari Milano SpA	29,060	302,759
DiaSorin SpA	3,279	116,455
Digital Multimedia Technologies SpA *	1,816	41,395
Engineering Ingegneria Informatica SpA *	593	23,379
ERG SpA	4,338	60,009
Esprinet SpA	4,526	58,692
Eurotech SpA *	1,562	6,335
Fastweb SpA *	2,375	65,487
Fondiaria-Sai SpA	14,952	236,376
Gemina SpA *	54,600	44,267
Geox SpA	1,661	11,427
Gewiss SpA	2,308	8,976
Gruppo Coin SpA *	6,995	45,991
Gruppo Editoriale L’Espresso SpA *	35,685	113,901
Hera SpA	57,665	133,438
Immsi SpA *	33,014	39,619
Impregilo SpA	45,481	161,266
Interpump SpA *	8,686	46,013
Iride SpA	26,982	51,176
Italcementi SpA	17,090	233,427
Italmobiliare SpA *	827	36,422
Juventus Football Club SpA *	4,630	5,935
KME Group SpA	18,421	12,214
Landi Renzo SpA *	8,170	39,983
Lottomatica SpA	9,741	195,178
Maire Tecnimont SpA	11,754	41,756
Marr SpA	4,504	38,257
Milano Assicurazioni SpA	42,214	123,234
Mondadori (Arnoldo) Editore SpA *	15,090	66,660
Permasteelisa SpA *	2,452	45,630
Piaggio & C SpA	17,916	50,972
Piccolo Credito Valtellinese Scarl	22,689	181,362
Pirelli & Company SpA *	595,633	355,562
Prysmian SpA	19,722	345,228
Recordati SpA	17,243	128,307
Risanamento SpA * (a)	20,386	12,211
Safilo Group SpA *	37,363	30,699
Saras SpA	60,101	187,494
Save SpA	829	7,003
Seat Pagine Gialle SpA *	176,379	40,678
Snai SpA *	8,101	34,862
Societa’ Cattolica di Assicurazioni SCRL *	3,746	127,421
Societa Iniziative Autostradali e Servizi SpA	1,910	17,839
Sol SpA	6,693	38,126
Sorin SpA *	38,164	72,744
Tod’s SpA	1,826	135,282
Trevi Finanziaria SpA	2,230	35,020
Unipol Gruppo Finanziario SpA, ADR *	177,748	242,658
Vittoria Assicurazioni SpA	6,394	35,418

		7,750,429

Japan - 24.06%
Accordia Golf Company, Ltd. *	112	119,179
Achilles Corp.	25,000	34,843
Adeka Corp.	17,700	155,500
Aderans Company, Ltd.	5,300	62,225
Advan Company, Ltd.	3,300	20,034
Aeon Delight Company, Ltd.	4,000	56,618
Aeon Fantasy Company, Ltd.	3,400	36,101
Ahresty Corp.	5,900	34,637
AI Holdings Corp.	9,700	30,556
Aica Kogyo Company, Ltd.	11,300	114,221
Aichi Bank, Ltd.	1,800	129,658
Aichi Corp.	8,400	31,617
Aichi Machine Industry Company, Ltd.	8,000	32,632
Aichi Steel Corp.	22,000	96,355
Aida Engineering, Ltd.	10,800	31,350
Aiphone Company, Ltd.	2,400	40,639
Airport Facilities Company, Ltd.	6,800	34,301
Aisan Industry Company, Ltd.	4,800	48,601
Akebono Brake Industry Company, Ltd.	8,100	40,378
Akita Bank, Ltd.	35,000	136,757
Aloka Company, Ltd.	4,200	29,510
Alpen Company, Ltd.	3,500	52,049
Alpha Systems, Inc.	1,300	24,135
Alpine Electronics, Inc.	12,000	126,029
Alps Electric Company, Ltd.	32,400	190,152
Altech Corp.	1,900	11,300
Amano Corp.	12,400	106,213
Amiyaki Tei Co Ltd	9	18,367
Ando Corp.	14,000	15,286
Anritsu Corp.	10,000	31,906

The accompanying notes are an integral part of the financial statements.

124

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
AOC Holdings, Inc.	8,000	$42,605
AOKI Holdings, Inc.	5,800	57,581
Aomori Bank, Ltd.	28,000	64,623
Aoyama Trading Company, Ltd.	12,000	152,847
Arakawa Chemical Industries, Ltd.	2,800	32,576
Arc Land Sakamoto Company, Ltd. *	3,200	34,483
Arcs Company, Ltd. *	6,700	87,905
Arealink Company, Ltd. *	105	4,678
Ariake Japan Company, Ltd.	2,600	38,617
Arisawa Manufacturing Company, Ltd.	3,300	16,941
Arnest One Corp. *	9,100	92,290
Art Corp.	1,900	28,080
As One Corp.	1,400	24,410
Asahi Company, Ltd. * (a)	2,200	32,706
Asahi Diamond Industrial Company, Ltd.	12,000	85,742
Asahi Holdings, Inc. *	4,400	67,032
Asahi Organic Chemicals Industry Company, Ltd.	6,000	13,291
Asahi Tec Corp. *	59,000	15,143
ASATSU-DK, Inc.	5,900	115,846
Asia Securities Printing Company, Ltd.	2,900	17,159
ASKA Pharmaceutical Company, Ltd.	3,000	20,536
ASKUL Corp. *	4,000	72,538
Atom Corp. *	17,500	41,737
Atsugi Company, Ltd.	44,000	53,012
Autobacs Seven Company, Ltd.	5,800	172,611
Avex Group Holdings, Inc.	6,800	53,992
Awa Bank, Ltd.	40,000	212,883
Bando Chemical Industries, Ltd.	16,000	45,857
Bank of Iwate, Ltd.	3,000	165,619
Bank of Nagoya, Ltd.	31,000	111,487
Bank of Okinawa, Ltd.	3,900	142,756
Bank of Saga, Ltd.	19,000	55,033
Bank of the Ryukyus, Ltd. *	6,600	75,108
Belc Company, Ltd. *	3,600	33,365
Belluna Company, Ltd.	7,000	28,295
Best Denki Company, Ltd.	8,000	27,840
BIC CAMERA, INC. *	118	41,764
BML, Inc. *	1,700	46,359
Bookoff Corp.	2,700	29,333
BSL Corp. *	23,000	3,950
Bunka Shutter Company, Ltd.	5,000	16,776
CAC Corp.	3,400	24,173
Calsonic Kansei Corp.	30,000	83,525
Can Do Company, Ltd. *	36	35,951
Canon Electronics, Inc.	3,000	64,150
Canon Finetech, Inc.	1,600	20,919
Capcom Company, Ltd.	9,400	154,495
Cawachi, Ltd.	3,000	53,636
Central Glass Company, Ltd.	37,000	141,265
Century Leasing System, Inc.	11,325	119,550
CFS Corp.	4,000	20,298
Chiba Kogyo Bank, Ltd. *	4,500	33,995
Chino Corp.	10,000	22,696
Chiyoda Company, Ltd.	4,200	53,980
Chiyoda Integre Company, Ltd. *	3,100	29,869
Chofu Seisakusho Company, Ltd.	4,600	95,408
Chori Company, Ltd.	34,000	37,592
Chubu Shiryo Company, Ltd.	5,000	48,052
Chudenko Corp.	5,400	67,905
Chuetsu Pulp & Paper Company, Ltd.	14,000	23,940
Chugai Mining Company, Ltd. *	34,900	15,338
Chugai Ro Company, Ltd.	13,000	33,911
Chugoku Marine Paints, Ltd.	6,000	41,992
Chukyo Bank, Ltd.	22,000	65,295
Chuo Denki Kogyo Company, Ltd.	5,000	36,418
Circle K Sunkus Company, Ltd.	8,700	107,256
CKD Corp.	14,500	109,260
Clarion Company, Ltd.	30,000	30,591
Cleanup Corp.	3,300	24,031
CMK Corp.	11,100	79,899
Coca-Cola Central Japan Company, Ltd.	3,800	47,284
Cocokara fine Holdings, Inc.	1,540	27,940
Colowide Company, Ltd.	5,500	35,338
Columbia Music Entertainment, Inc. *	27,000	9,293
Combi Corp. *	2,500	17,177
Commuture Corp.	2,000	12,605
COMSYS Holdings Corp.	20,900	219,072
Corona Corp.	1,600	21,169
Cosel Company, Ltd.	3,400	40,704
Cosmos Pharmaceutical Corp. *	1,600	40,107
CSK Corp.	11,800	55,507
Culture Convenience Club Company, Ltd. (a)	18,300	87,795
Cybozu, Inc.	72	28,577
D.G. Roland Corp.	2,200	27,348
Dai Nippon Toryo Company, Ltd.	23,000	22,220
Dai-Dan Company, Ltd.	2,000	10,635
Daido Metal Company, Ltd.	8,000	19,187
Daido Steel Company, Ltd.	48,000	177,225
Daidoh, Ltd.	4,600	31,210
Daiei, Inc. * (a)	14,600	50,154
Daifuku Company, Ltd.	18,500	116,963
Daihen Corp.	11,000	39,200
Daiichi Chuo Kisen Kaisha, Ltd.	24,000	51,273
Daiichi Jitsugyo Company, Ltd.	4,000	10,349
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	400	12,073
Daiken Corp.	17,000	36,963
Daiki Aluminium Industry Company, Ltd.	7,000	14,466
Daikoku Denki Company, Ltd.	2,000	33,966
Daikokutenbussan Company, Ltd. *	1,600	44,024
Daikyo, Inc. (a)	35,000	74,327
Daimei Telecom Engineering Corp.	8,000	60,815
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	7,000	26,751
Dainippon Ink & Chemicals, Inc.	118,000	200,122
Dainippon Screen Manufacturing Company, Ltd. (a)	40,000	174,963
Daio Paper Corp.	17,000	137,372
Daisan Bank, Ltd.	21,000	52,878
Daiseki Company, Ltd. (a)	5,800	116,778
Daishi Bank, Ltd.	52,000	173,051
Daiso Company, Ltd.	11,000	26,279
Daisyo Corp.	1,600	21,233

The accompanying notes are an integral part of the financial statements.

125

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Daiwa Industries, Ltd.	8,000	$36,845
Daiwa Seiko, Inc.	10,000	11,614
Daiwabo Company, Ltd. (a)	22,000	46,049
DCM Japan Holdings Company, Ltd.	17,000	98,158
Denki Kogyo Company, Ltd.	7,000	30,435
Denyo Company, Ltd.	5,600	42,454
Descente, Ltd.	6,000	28,904
Doshisha Company, Ltd.	2,000	44,435
Doutor Nichires Holdings Company, Ltd.	6,500	83,719
Dr Ci:Labo Company, Ltd. *	24	49,034
DTS Corp.	4,800	45,234
Duskin Company, Ltd. *	11,500	203,859
Dwango Company, Ltd. (a)	18	33,523
Dydo Drinco, Inc.	1,800	55,530
E-Access, Ltd. (a)	243	141,914
Eagle Industry Company, Ltd.	4,000	20,201
Earth Chemical Company, Ltd.	2,800	83,688
EDION Corp.	17,600	190,088
Ehime Bank, Ltd.	22,000	62,061
Eighteenth Bank, Ltd.	28,000	82,551
Eiken Chemical Company, Ltd.	3,600	33,157
Eizo Nanao Corp.	3,600	85,397
Elematec Corp. *	2,800	30,063
Enplas Corp.	2,300	43,789
EPS Company, Ltd. *	10	39,052
Espec Corp.	3,000	14,558
Exedy Corp.	6,400	132,459
F&A Aqua Holdings, Inc.	3,600	38,583
Fancl Corp.	6,200	111,534
FCC Company, Ltd.	6,000	105,944
FDK Corp. *	30,000	44,271
Felissimo Corp. *	1,700	22,906
Foster Electric Company, Ltd.	3,700	108,145
FP Corp.	2,500	112,732
France Bed Holdings Company, Ltd.	25,000	35,501
Fuji Company, Ltd.	2,800	52,551
Fuji Corp., Ltd.	8,400	29,307
Fuji Electric Holdings Company, Ltd.	112,000	193,302
Fuji Electronics Company, Ltd. *	2,900	25,069
Fuji Kyuko Company, Ltd.	10,000	50,769
Fuji Oil Company, Ltd.	11,500	167,405
Fuji Seal International, Inc. *	3,900	79,978
Fuji Software ABC, Inc.	4,400	70,483
Fujibo Holdings, Inc.	25,000	40,889
Fujicco Company, Ltd.	4,000	46,192
Fujikura Kasei Company, Ltd.	4,000	19,764
Fujimi, Inc. *	2,400	39,692
Fujimori Kogyo Company, Ltd. *	3,100	39,846
Fujita Kanko, Inc.	10,000	39,875
Fujitec Company, Ltd.	15,000	81,042
Fujitsu General, Ltd.	12,000	37,097
Fujiya Company, Ltd. * (a)	21,000	38,873
Fukui Bank, Ltd.	40,000	128,381
Fukushima Bank, Ltd.	21,000	11,751
Fukuyama Transporting Company, Ltd.	30,000	137,721
Funai Consulting Company, Ltd.	3,300	18,085
Funai Electric Company, Ltd.	200	10,034
Furukawa Company, Ltd.	36,000	42,673
Furukawa-Sky Aluminum Corp. *	26,000	44,809
Fuso Pharmaceutical Industries, Ltd.	8,000	23,795
Futaba Corp.	7,100	125,303
Futaba Industrial Company, Ltd.	9,600	80,417
Future System Consulting Corp.	39	15,516
Fuyo General Lease Company, Ltd.	3,700	77,810
Gakken Company, Ltd.	15,000	37,842
Geo Corp.	78	78,240
GMO Internet, Inc.	9,400	37,911
Godo Steel, Ltd.	16,000	34,463
Goldcrest Company, Ltd.	3,540	98,359
Goldwin, Inc. *	11,000	20,220
Green Hospital Supply, Inc.	62	33,918
Gulliver International Company, Ltd.	910	63,518
Gun-Ei Chemical Industry Company, Ltd.	4,000	9,249
Gunze, Ltd.	43,000	157,920
H20 Retailing Corp.	27,000	155,649
Hakuto Company, Ltd.	3,500	30,404
Hamakyorex Company, Ltd. *	1,800	40,565
Hanwa Company, Ltd.	41,000	147,869
Harashin Narus Holdings Company, Ltd.	1,300	14,823
Harima Chemicals, Inc.	4,000	21,458
Haseko Corp.	215,000	152,309
Heiwa Corp.	8,000	81,165
Heiwa Real Estate Company, Ltd.	34,500	110,782
Heiwado Company, Ltd.	6,800	78,337
Hibiya Engineering, Ltd.	3,600	31,659
Hiday Hidaka Corp. *	2,000	21,473
Higashi-Nippon Bank, Ltd.	17,000	32,550
Higo Bank, Ltd.	13,000	72,149
Hikari Tsushin, Inc.	5,300	95,785
Hioki EE Corp. *	500	8,836
HIS Company, Ltd.	3,900	70,580
Hisaka Works, Ltd. *	4,000	39,409
Hitachi Cable, Ltd.	36,000	108,703
Hitachi Koki Company, Ltd.	9,900	113,252
Hitachi Kokusai Electric, Inc.	13,000	111,979
Hitachi Medical Corp.	3,000	25,059
Hitachi Tool Engineering, Ltd.	4,200	38,461
Hitachi Transport System, Ltd.	2,000	25,507
Hitachi Zosen Corp. *	139,000	188,733
Hochiki Corp.	3,000	16,705
Hodogaya Chemical Company, Ltd.	7,000	21,599
Hogy Medical Company, Ltd.	2,200	106,522
Hokkaido Gas Company, Ltd.	3,000	7,923
Hokkan Holdings, Ltd.	5,000	11,649
Hokuetsu Bank, Ltd.	38,000	59,775
Hokuetsu Paper Mills, Ltd.	25,000	124,157
Hokuriku Electric Industry Company, Ltd.	17,000	28,888
Hokuto Corp.	4,100	85,174
Honeys Company, Ltd. *	5,620	32,521
Horiba, Ltd.	6,300	151,411
Hosiden Corp.	11,600	122,686
Hosokawa Micron Corp.	3,000	11,048

The accompanying notes are an integral part of the financial statements.

126

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Howa Machinery, Ltd.	19,000	$10,167
Hyakujushi Bank, Ltd.	48,000	166,949
IBJ Leasing Company, Ltd.	4,200	75,833
Ichibanya Company, Ltd. *	1,000	22,976
Ichikoh Industries, Ltd.	11,000	17,163
Ichiyoshi Securities Company, Ltd.	8,800	58,746
ICOM, Inc.	1,800	38,597
IDEC Corp.	4,900	31,717
Ihara Chemical Industry Company, Ltd.	10,000	26,837
Iida Home Max *	3,100	49,116
Iino Kaiun Kaisha, Ltd.	14,800	62,597
Ikegami Tsushinki Company, Ltd. *	12,000	9,038
Imasen Electric Industrial Company, Ltd.	2,200	27,845
Imperial Hotel, Ltd.	900	15,670
Inaba Denki Sangyo Company, Ltd.	2,700	61,598
Inaba Seisakusho Company, Ltd.	1,300	12,902
Inabata & Company, Ltd.	10,200	36,133
Inageya Company, Ltd.	2,000	20,579
Ines Corp.	6,900	53,210
Intage, Inc. *	800	13,742
Internet Initiative Japan, Inc. *	17	30,342
Inui Steamship Company, Ltd.	5,200	36,282
Invoice, Inc.	2,077	30,776
Ise Chemical Corp.	3,000	14,380
Iseki & Company, Ltd. * (a)	32,000	101,456
Ishihara Sangyo Kaisha, Ltd. *	72,000	58,192
ITC Networks Corp. *	18	39,634
ITO EN, Ltd.	11,100	166,475
Itochu Enex Company, Ltd.	12,200	49,791
Itochu-Shokuhin Company, Ltd.	600	20,057
Itoham Foods, Inc.	29,000	107,862
Iwai Securities Company, Ltd. *	4,600	30,619
Iwatani International Corp.	31,000	88,440
Izumiya Company, Ltd.	13,000	55,703
Jalux, Inc.	2,800	26,818
Japan Airport Terminal Company, Ltd.	7,400	99,398
Japan Aviation Electronics Industry, Ltd.	8,000	53,512
Japan Cash Machine Company, Ltd.	3,200	28,273
Japan Digital Laboratory Company, Ltd.	3,100	34,661
Japan Pulp & Paper Company, Ltd.	12,000	42,898
Japan Pure Chemical Company, Ltd. *	10	31,046
Japan Radio Company, Ltd.	20,000	36,533
Japan Transcity Corp., Ltd.	10,000	28,472
Japan Vilene Company, Ltd.	8,000	37,431
Japan Wool Textile Company, Ltd.	8,000	48,520
Jastec Company, Ltd.	400	2,007
JBCC Holdings, Inc.	2,900	17,992
Jeol, Ltd.	9,000	31,720
JFE Shoji Holdings, Inc.	23,000	81,475
JMS Company, Ltd.	6,000	23,512
Joban Kosan Company, Ltd.	10,000	15,686
J-Oil Mills, Inc.	12,000	35,883
Joshin Denki Company, Ltd. (a)	8,000	62,422
JSP Corp.	4,300	45,360
Juki Corp.	36,000	36,708
Juroku Bank, Ltd.	61,000	222,392
JVC KENWOOD Holdings, Ltd. *	113,300	52,497
kabu.com Securities Company, Ltd. *	72	69,409
Kadokawa Holdings, Inc. (a)	3,600	83,626
Kaga Electronics Company, Ltd.	5,700	56,112
Kagawa Bank, Ltd.	16,000	54,751
Kakaku.com, Inc.	32	124,245
Kaken Pharmaceutical Company, Ltd.	15,000	127,100
Kameda Seika Company, Ltd.	2,300	40,698
Kamei Corp.	7,000	32,947
Kanamoto Company, Ltd.	5,000	21,195
Kandenko Company, Ltd.	20,000	125,608
Kanematsu Corp. *	40,000	29,520
Kanematsu Electronics, Ltd.	3,300	28,803
Kanto Auto Works, Ltd.	6,800	60,745
Kanto Denka Kogyo Company, Ltd.	6,000	44,905
Kanto Natural Gas Development, Ltd.	7,000	36,254
Kanto Tsukuba Bank, Ltd.	9,100	27,155
Kappa Create Company, Ltd. *	1,700	36,869
Kasumi Company, Ltd.	6,200	30,292
Katakura Industries Company, Ltd.	3,200	27,430
Kato Sangyo Company, Ltd.	4,800	87,166
Kato Works Company, Ltd.	10,000	16,794
KAWADA TECHNOLOGIES, INC. *	900	14,419
Kawai Musical Instruments Manufacturing Company, Ltd.	12,000	13,912
Kawashima Selkon Textiles Company, Ltd. *	18,000	13,962
Kawasumi Laboratories, Inc.	3,000	17,747
Kayaba Industry Company, Ltd.	28,000	88,520
Keihin Corp.	7,500	111,669
Keiyo Bank, Ltd.	37,000	163,922
Keiyo Company, Ltd. (a)	5,700	24,284
Kenedix, Inc. *	152	48,885
KEY Coffee, Inc.	2,400	40,994
Kimoto Company, Ltd. *	4,000	47,116
Kimura Chemical Plants Company, Ltd.	3,900	34,514
Kinki Sharyo Company, Ltd. (a)	9,000	70,251
Kintetsu World Express, Inc.	3,300	85,577
Kinugawa Rubber Industrial Company, Ltd.	14,000	30,622
Kisoji Company, Ltd.	3,800	79,225
Kissei Pharmaceutical Company, Ltd.	6,000	118,422
Kita-Nippon Bank, Ltd.	1,300	34,516
Kitz Corp.	23,000	111,096
Kiyo Holdings, Inc.	110,000	132,252
Koa Corp.	7,400	58,511
Koatsu Gas Kogyo Company, Ltd.	4,000	23,761
Kohnan Shoji Company, Ltd.	6,400	68,117
Kohsoku Corp.	1,800	13,076
Kojima Company, Ltd. (a)	7,900	46,374
Kokuyo Company, Ltd.	17,700	140,775
Komatsu Seiren Company, Ltd.	2,000	8,072
Komatsu Wall Industry Company, Ltd.	1,000	11,470
Komeri Company, Ltd.	1,900	50,486
Komori Corp.	14,100	154,487
Konishi Company, Ltd.	1,700	17,247
Kose Corp.	5,700	115,085
Kourakuen Corp. *	1,900	24,173

The accompanying notes are an integral part of the financial statements.

127

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
KRS Corp.	900	$9,093
Kumagai Gumi Company, Ltd.	33,000	19,561
Kumiai Chemical Industry Company, Ltd.	11,000	34,237
Kura Corp.	11	29,161
Kurabo Industries, Ltd.	34,000	51,827
Kureha Corp.	26,000	127,822
Kurimoto, Ltd.	27,000	25,793
Kuroda Electric Company, Ltd.	6,200	90,165
Kyodo Printing Company, Ltd.	12,000	32,226
Kyodo Shiryo Company, Ltd.	16,000	19,450
Kyoei Steel, Ltd.	3,400	62,633
Kyokuto Kaihatsu Kogyo Company, Ltd.	5,400	19,696
Kyokuto Securities Company, Ltd. *	5,300	41,318
Kyokuyo Company, Ltd.	14,000	27,589
Kyorin Company, Ltd.	10,000	146,061
Kyoritsu Maintenance Company, Ltd.	2,700	37,193
Kyosan Electric Manufacturing Company, Ltd.	9,000	40,454
Kyoto Kimono Yuzen Company, Ltd.	2,000	20,185
Kyowa Exeo Corp.	15,200	128,148
Kyudenko Corp.	10,000	59,533
Laox Company, Ltd. * (a)	51,000	60,032
LEC, Inc. *	1,300	26,426
LeoPalace21 Corp.	27,200	110,514
Life Corp.	5,500	94,709
Lintec Corp.	8,500	169,698
Macnica, Inc.	2,500	37,614
Maeda Corp.	30,000	81,481
Maeda Road Construction Company, Ltd.	13,000	95,458
Maezawa Kasei Industries Company, Ltd.	2,200	21,998
Maezawa Kyuso Industries Company, Ltd.	1,500	21,292
Makino Milling Machine Company, Ltd.	22,000	83,939
Mandom Corp.	3,400	96,325
Mars Engineering Corp.	1,700	41,042
Marubun Corp.	7,000	42,778
Marudai Food Company, Ltd.	20,000	59,478
Maruetsu, Inc.	12,000	51,526
Maruha Group, Inc.	71,385	97,021
Marusan Securities Company, Ltd.	11,400	61,907
Maruwa Company, Ltd.	1,600	34,195
Maruzen Company, Ltd. *	27,000	22,104
Maruzen Showa Unyu Company, Ltd.	6,000	19,273
Maspro Denkoh Corp.	2,700	23,138
Matsuda Sangyo Company, Ltd.	2,400	40,982
Matsuya Company, Ltd. (a)	6,500	58,191
Matsuya Foods Company, Ltd.	2,800	39,449
Max Company, Ltd.	7,000	69,724
Maxvalu Tokai Company, Ltd.	2,300	26,110
Megachips Corp.	1,800	25,212
Megane TOP Company, Ltd. *	2,400	26,080
MEGMILK SNOW BRAND Company, Ltd. *	6,700	98,437
Meidensha Corp.	32,000	143,525
Meiji Shipping Company, Ltd.	4,700	20,935
Meiko Network Japan Company, Ltd. *	6,300	39,340
Meitec Corp.	5,800	78,143
Meito Sangyo Company, Ltd.	1,600	21,781
Meiwa Estate Company, Ltd.	6,100	28,183
Melco Holdings, Inc. *	2,000	35,929
Mercian Corp.	11,000	23,129
Michinoku Bank, Ltd.	19,000	34,063
Mikuni Coca-Cola Bottling Company, Ltd.	5,900	45,925
Milbon Company, Ltd.	2,300	48,832
Mimasu Semiconductor Industry Company, Ltd.	2,900	34,673
Minato Bank, Ltd.	32,000	35,384
Ministop Company, Ltd.	3,600	43,588
Misawa Homes Holdings, Inc. *	9,400	28,559
MISUMI Group, Inc.	13,100	223,093
Mitsuba Corp., Ltd.	6,000	25,405
Mitsubishi Cable Industries, Ltd.	29,000	22,329
Mitsubishi Kakoki Kaisha, Ltd.	11,000	27,951
Mitsubishi Paper Mills, Ltd.	46,000	53,919
Mitsubishi Pencil Company, Ltd.	2,500	31,779
Mitsubishi Steel Manufacturing Company, Ltd.	34,000	57,298
Mitsuboshi Belting Company, Ltd.	10,000	39,748
Mitsui High-Tec, Inc.	3,400	28,049
Mitsui Home Company, Ltd.	5,000	24,027
Mitsui Knowledge Industry Company, Ltd.	185	32,591
Mitsui Matsushima Company, Ltd.	16,000	24,984
Mitsui Mining & Smelting Company, Ltd.	102,000	263,977
Mitsui Mining Company, Ltd.	33,000	37,342
Mitsui Sugar Company, Ltd.	11,000	35,517
Mitsui-Soko Company, Ltd.	24,000	86,689
Mitsuuroko Company, Ltd.	5,900	39,121
Miura Company, Ltd.	5,400	136,314
Miyazaki Bank, Ltd.	20,000	56,911
Miyoshi Oil & Fat Company, Ltd.	16,000	23,890
Mizuho Investors Securities Company, Ltd. *	80,000	77,263
Mizuno Corp.	19,000	92,860
Mochida Pharmaceutical Company, Ltd.	11,000	98,190
Modec, Inc.	3,100	58,850
Monex Group, Inc.	247	84,291
Mori Seiki Company, Ltd. (a)	15,400	137,532
Morinaga & Company, Ltd.	38,000	79,624
Morinaga Milk Industry Company, Ltd. (a)	36,000	142,048
Morita Corp.	6,000	27,763
MOS Food Services, Inc.	4,200	66,482
Moshi Moshi Hotline, Inc.	3,850	68,822
Mr. Max Corp.	4,900	23,135
Musashi Seimitsu Industry Company, Ltd. *	4,000	92,727
Musashino Bank, Ltd.	6,800	160,243
Nabtesco Corp.	19,000	216,710
Nachi-Fujikoshi Corp.	45,000	97,479
Nagaileben Company, Ltd. *	1,900	37,685
Nagano Bank, Ltd.	8,000	16,230
Nagatanien Company, Ltd.	4,000	37,061
Nakamuraya Company, Ltd.	3,000	15,382
Nakayama Steel Works, Ltd.	19,000	25,904
NEC Electronics Corp. * (a)	7,600	62,476
NEC Fielding, Ltd.	2,700	36,263
NEC Leasing, Ltd.	2,700	34,381
NEC Mobiling, Ltd.	1,500	36,704
NEC Networks & System Integration Corp.	6,100	73,598

The accompanying notes are an integral part of the financial statements.

128

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Net One Systems Company, Ltd.	87	$96,729
Netmarks, Inc. *	23	3,654
Neturen Company, Ltd.	5,500	34,775
New Tachikawa Aircraft Company, Ltd.	500	23,607
Nice Corp.	13,000	28,412
Nichia Steel Works, Ltd.	9,000	24,639
Nichias Corp.	23,000	91,159
Nichicon Corp.	14,500	152,624
Nichiden Corp. *	1,500	38,374
Nichiha Corp.	5,200	32,173
Nichii Gakkan Company, Ltd.	8,200	72,904
Nichimo Corp. *	28,000	0
NICHIREI Corp.	54,000	187,004
Nichireki Company, Ltd.	3,000	10,983
Nidec Copal Corp.	2,700	36,910
Nidec Sankyo Corp.	9,000	75,870
Nidec Tosok Corp.	4,500	48,313
Nifco, Inc.	8,400	166,944
Nihon Chouzai Company, Ltd.	1,080	23,052
Nihon Dempa Kogyo Company, Ltd.	1,800	32,616
Nihon Eslead Corp.	3,600	30,889
Nihon Kagaku Sangyo Company, Ltd.	1,000	6,485
Nihon Kohden Corp.	6,900	109,360
Nihon M&A Center, Inc. *	10	37,116
Nihon Nohyaku Company, Ltd.	4,000	22,486
Nihon Parkerizing Company, Ltd.	10,000	118,470
Nihon Shokuhin Kako Company, Ltd. *	5,000	36,036
Nihon Unisys, Ltd.	11,200	79,528
Nihon Yamamura Glass Company, Ltd.	16,000	52,389
Nikkiso Company, Ltd.	5,000	28,039
Nippo Corp.	13,000	92,732
Nippon Avionics Company, Ltd.	2,000	3,585
Nippon Beet Sugar Manufacturing Company, Ltd.	19,000	49,126
Nippon Carbon Company, Ltd.	12,000	34,163
Nippon Ceramic Company, Ltd.	2,900	35,643
Nippon Chemical Industrial Company, Ltd.	16,000	33,636
Nippon Chemi-Con Corp.	29,000	105,637
Nippon Denko Company, Ltd.	16,000	95,251
Nippon Densetsu Kogyo Company, Ltd.	7,000	56,501
Nippon Fine Chemical Company, Ltd.	4,300	30,858
Nippon Flour Mills Company, Ltd.	25,000	124,003
Nippon Formula Feed Manufacturing Company, Ltd.	11,000	11,957
Nippon Gas Company, Ltd.	4,500	72,175
Nippon Kanzai Company, Ltd.	2,300	36,719
Nippon Kasei Chemical Company, Ltd.	16,000	31,257
Nippon Koei Company, Ltd.	15,000	45,200
Nippon Konpo Unyu Soko Company, Ltd.	13,000	138,871
Nippon Koshuha Steel Company, Ltd.	16,000	14,541
Nippon Light Metal Company, Ltd.	100,000	85,335
Nippon Metal Industry Company, Ltd.	16,000	24,145
Nippon Paint Company, Ltd. (a)	40,000	240,728
Nippon Parking Development Company, Ltd.	861	37,710
Nippon Piston Ring Company, Ltd.	13,000	12,228
Nippon Road Company, Ltd.	11,000	21,846
Nippon Seiki Company, Ltd.	7,000	79,725
Nippon Sharyo, Ltd.	22,000	139,763
Nippon Shinyaku Company, Ltd.	9,000	100,440
Nippon Signal Company, Ltd.	9,400	90,813
Nippon Soda Company, Ltd.	28,000	100,732
Nippon Suisan Kaisha, Ltd.	43,900	123,610
Nippon Synthetic Chemical Industry Company, Ltd.	11,000	83,391
Nippon System Development Company, Ltd.	4,000	41,140
Nippon Thompson Company, Ltd.	18,000	88,643
Nippon Valqua Industries, Ltd.	13,000	24,645
Nippon Yakin Kogyo Company, Ltd.	20,500	78,807
Nippon Zeon Company, Ltd.	31,000	139,530
Nipro Corp.	9,900	203,950
Nishimatsu Construction Company, Ltd.	54,000	58,837
Nishimatsuya Chain Company, Ltd.	10,500	92,098
Nissan Shatai Company, Ltd.	14,000	124,800
Nissen Company, Ltd.	8,600	25,394
Nisshin Fudosan Company, Ltd.	2,900	12,149
Nisshin Oillio Group, Ltd.	25,000	125,447
Nissin Corp.	8,000	17,237
Nissin Electric Company, Ltd.	10,000	49,550
Nissin Kogyo Company, Ltd.	6,800	104,712
Nissui Pharmaceutical Company, Ltd.	3,100	21,800
Nitta Corp.	4,400	57,919
Nittan Valve Company, Ltd.	1,200	3,394
Nittetsu Mining Company, Ltd.	9,000	42,126
Nitto Boseki Company, Ltd.	42,000	71,680
Nitto Kogyo Corp.	4,500	44,526
Nitto Kohki Company, Ltd.	1,500	32,240
Noevir Company, Ltd. *	2,900	29,948
NOF Corp.	32,000	134,031
Nohmi Bosai, Ltd.	5,000	30,166
Noritake Company, Ltd.	16,000	42,118
Noritsu Koki Company, Ltd.	4,200	28,492
Noritz Corp.	4,800	62,399
NS Solutions Corp.	3,500	55,080
Obara Corp. *	3,500	28,198
OBIC Business Consultants, Ltd.	1,000	39,091
Oenon Holdings, Inc.	13,000	24,099
Ogaki Kyoritsu Bank, Ltd.	64,000	200,946
Ohara, Inc.	1,800	30,601
Oiles Corp.	4,800	66,496
Oita Bank, Ltd.	36,000	128,694
Okabe Company, Ltd.	8,800	28,595
Okamoto Industries, Inc.	7,000	26,472
Okamoto Machine Tool Works, Ltd.	7,000	6,900
Okamura Corp.	15,000	68,713
Okano Valve Manufacturing Company	3,000	25,505
Okasan Holdings, Inc.	36,000	173,492
Oki Electric Industry Company, Ltd. *	127,000	105,350
Okinawa Electric Power Company, Inc.	3,100	164,631
OKK Corp.	10,000	7,753
Okuma Holdings, Inc.	31,000	162,161
Okumura Corp.	33,000	110,756
Okura Industrial Company, Ltd. *	4,000	11,060
Okuwa Company, Ltd.	6,000	57,413

The accompanying notes are an integral part of the financial statements.

129

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
OMC Card, Inc. *	27,400	$49,701
Onoken Company, Ltd.	3,300	22,672
Onward Kashiyama Company, Ltd.	28,000	172,378
Optex Company, Ltd. *	3,200	28,923
Organo Corp.	7,000	45,715
Origin Electric Company, Ltd.	6,000	15,715
Osaka Steel Company, Ltd.	3,500	58,577
OSAKA Titanium Technologies Company (a)	3,400	92,875
Osaki Electric Company, Ltd.	6,000	53,598
OSG Corp. (a)	14,200	146,429
Oyo Corp.	3,900	34,749
Pacific Golf Group International Holdings KK	90	60,957
Pacific Industrial Company, Ltd.	7,000	36,899
Pacific Metals Company, Ltd.	23,000	172,394
Pal Company, Ltd. *	1,650	28,689
PanaHome Corp.	15,000	96,469
Panasonic Electric Works Information Systems Company, Ltd. *	1,600	40,273
Paramount Bed Company, Ltd.	4,100	86,535
Parco Company, Ltd.	14,100	121,241
Paris Miki, Inc.	3,300	27,619
Pasco Corp. *	5,000	9,250
Pasona Group, Inc.	36	22,370
Penta-Ocean Construction Company, Ltd.	54,000	52,748
Pigeon Corp.	3,100	120,735
Pilot Corp.	24	26,823
Piolax, Inc.	1,800	30,468
Pioneer Electronic Corp. *	29,600	91,429
Plenus Company, Ltd. *	4,100	55,728
Press Kogyo Company, Ltd.	19,000	35,694
Prima Meat Packers, Ltd.	34,000	34,731
Rasa Industries, Ltd.	10,000	8,885
Resorttrust, Inc.	5,500	64,515
Rhythm Watch Company, Ltd.	19,000	26,513
Ricoh Leasing Company, Ltd.	3,700	73,075
Riken Corp.	12,000	38,617
Riken Keiki Company, Ltd.	1,300	8,750
Riken Technos Corp.	3,000	6,996
Riken Vitamin Company, Ltd.	1,600	38,134
Ringer Hut Company, Ltd.	3,100	39,439
Risa Partners, Inc.	48	30,123
Riso Kyoiku Company, Ltd. * (a)	655	39,046
Rock Field Company, Ltd.	3,000	38,975
Roland Corp.	3,500	30,960
Round One Corp.	9,800	57,755
Royal Holdings Company, Ltd.	3,700	37,728
Ryobi, Ltd.	30,000	78,449
Ryoden Trading Company, Ltd.	6,000	29,438
Ryohin Keikaku Company, Ltd.	4,300	156,188
Ryosan Company, Ltd.	6,300	147,787
Ryoshoku, Ltd.	1,600	41,618
Ryoyo Electro Corp.	4,800	38,064
S Foods, Inc.	2,000	17,373
Sagami Chain Company, Ltd.	3,000	25,879
Saibu Gas Company, Ltd.	47,000	128,130
Saizeriya Company, Ltd.	5,500	89,582
Sakai Chemical Industry Company, Ltd.	19,000	86,251
Sakata INX Corp.	6,000	23,380
Sakata Seed Corp.	6,700	96,856
Sala Corp.	1,500	9,190
San-A Company, Ltd. *	1,800	67,545
San-Ai Oil Company, Ltd.	5,000	19,321
Sanden Corp.	28,000	71,815
Sanei-International Company, Ltd.	2,700	24,831
Sankei Building Company, Ltd.	5,300	32,992
Sanken Electric Company, Ltd.	23,000	64,753
Sanki Engineering Company, Ltd.	12,000	84,065
Sanko Marketing Foods Company, Ltd. *	18	15,100
Sankyo Seiko Company, Ltd.	3,200	8,045
Sankyo-Tateyama Holdings, Inc.	53,000	71,314
Sankyu, Inc.	48,000	245,279
Sanoh Industrial Company, Ltd.	5,400	32,260
Sanrio Company, Ltd.	7,500	57,000
Sanshin Electronics Company, Ltd.	2,600	17,698
Sanwa Shutter Corp.	44,000	111,944
Sanyo Chemical Industries, Ltd.	15,000	78,276
Sanyo Denki Company, Ltd.	5,000	16,425
Sanyo Shokai, Ltd.	17,000	50,011
Sanyo Special Steel Company, Ltd.	23,000	99,347
Sapporo Hokuyo Holdings, Inc.	68,100	246,357
Sasebo Heavy Industries Company, Ltd.	19,000	41,954
Sato Corp.	3,300	33,974
Satori Electric Company, Ltd.	2,000	11,786
Sawai Pharmaceutical Company, Ltd.	2,400	136,929
Secom Techno Service Company, Ltd.	1,500	38,813
Seika Corp.	12,000	25,533
Seikagaku Corp.	6,600	68,797
Seiko Corp.	15,000	27,763
Seiren Company, Ltd.	10,100	69,621
Sekisui Jushi Corp.	5,000	38,397
Sekisui Plastics Company, Ltd.	11,000	51,958
Senko Company, Ltd.	14,000	48,638
Senshukai Company, Ltd.	7,900	40,090
Shibusawa Warehouse Company, Ltd.	8,000	26,625
Shibuya Kogyo Company, Ltd.	800	6,859
Shikibo, Ltd.	18,000	28,207
Shikoku Bank, Ltd.	30,000	95,180
Shikoku Chemicals Corp.	5,000	29,062
Shima Seiki Manufacturing, Ltd.	5,500	99,443
Shimachu Company, Ltd.	9,400	183,433
Shimizu Bank, Ltd.	1,800	72,613
Shin Nippon Air Technologies Company, Ltd.	5,900	36,978
Shin Nippon Biomedical Laboratories, Ltd. *	5,100	29,851
Shinagawa Refractories Company, Ltd.	15,000	34,777
Shindengen Electric Manufacturing Company, Ltd.	15,000	33,320
Shin-Etsu Polymer Company, Ltd.	6,000	35,361
Shinkawa, Ltd.	1,500	23,644
Shinko Electric Company, Ltd.	25,000	47,670
Shinko Plantech Company, Ltd.	4,400	44,348
Shinko Shoji Company, Ltd.	5,000	39,452
Shin-Kobe Electric Machinery Company, Ltd.	2,000	19,796

The accompanying notes are an integral part of the financial statements.

130

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Shinmaywa Industries, Ltd.	18,000	$54,825
Shinwa Kaiun Kaisha, Ltd.	15,000	38,482
Shizuoka Gas Company, Ltd.	11,000	70,746
SHO-BOND Holdings Company, Ltd.	2,200	36,208
Shochiku Company, Ltd.	15,000	133,389
Shoko Company, Ltd.	24,000	27,826
Showa Corp.	6,100	36,745
Showa Sangyo Company, Ltd.	25,000	80,656
Siix Corp.	4,000	48,969
Silver Seiko, Ltd. * (a)	100,000	6,441
Simplex Technology, Inc. *	69	31,681
Sinanen Company, Ltd.	6,000	24,890
Sintokogio, Ltd.	5,900	41,761
SMK Corp.	6,000	34,386
Sogo Medical Company, Ltd.	1,600	35,829
Sohgo Security Services Company, Ltd.	11,800	131,593
So-net Entertainment Corp.	25	56,578
So-net M3, Inc. *	24	72,326
SRA Holdings, Inc.	3,200	28,110
SRI Sports, Ltd.	34	32,017
SSP Company, Ltd.	8,000	42,517
ST Chemical Company, Ltd.	2,000	22,048
St. Marc Holdings Company, Ltd.	1,500	40,822
Star Micronics Company, Ltd.	8,800	72,452
Starzen Company, Ltd.	10,000	25,121
Stella Chemifa Corp.	1,800	94,428
Studio Alice Company, Ltd. *	3,300	28,484
Sugi Pharmacy Company, Ltd.	5,900	129,216
Sumikin Bussan Corp. *	14,000	26,689
Suminoe Textile Company, Ltd.	10,000	11,947
Sumiseki Holdings, Inc. *	14,300	14,102
Sumisho Computer Systems Corp.	5,700	77,803
Sumitomo Bakelite Company, Ltd.	37,000	181,262
Sumitomo Densetsu Company, Ltd.	6,500	32,215
Sumitomo Forestry Company, Ltd.	28,400	213,389
Sumitomo Light Metal Industries, Ltd.	39,000	30,899
Sumitomo Mitsui Company, Ltd. *	46,300	36,280
Sumitomo Osaka Cement Company, Ltd.	83,000	126,961
Sumitomo Pipe & Tube Company, Ltd.	5,900	30,212
Sumitomo Real Estate Sales Company, Ltd.	1,910	78,153
Sumitomo Seika Chemicals Company, Ltd.	10,000	37,532
Sumitomo Warehouse Company, Ltd.	27,048	122,178
Sun Wave Corp.	10,000	31,823
SWCC Showa Holdings Company, Ltd.	34,000	29,192
T. Hasegawa Company, Ltd.	5,600	79,045
T. Rad Company, Ltd.	11,000	22,956
Tachibana Eletech Company, Ltd.	5,700	40,753
Tachi-S Company, Ltd.	4,900	48,049
Tadano, Ltd.	22,000	90,932
Taihei Dengyo Kaisha, Ltd.	4,000	35,471
Taihei Kogyo Company, Ltd.	12,000	49,812
Taiheiyo Cement Corp.	196,000	223,035
Taiho Kogyo Company, Ltd.	6,000	42,010
Taikisha, Ltd.	4,700	62,768
Taisei Lamick Company, Ltd.	1,000	23,060
Taiyo Ink Manufacturing Company, Ltd.	3,100	81,806
Taiyo Yuden Company, Ltd.	20,000	257,891
Takagi Securities Company, Ltd.	10,000	18,015
Takamatsu Corp.	2,300	28,863
Takaoka Electric Manufacturing Company, Ltd.	13,000	38,792
Takara Holdings, Inc.	33,000	189,814
Takara Standard Company, Ltd.	21,000	116,116
Takasago International Corp.	8,000	38,335
Takasago Thermal Engineering Company, Ltd.	13,000	110,778
Take And Give Needs Company, Ltd. * (a)	258	31,851
Takihyo Company, Ltd. *	3,000	15,331
Takiron Company, Ltd.	6,000	15,354
Takuma Company, Ltd.	10,000	24,395
Tamron Company, Ltd.	3,500	35,346
Tamura Corp.	11,000	33,338
Tasaki Shinju Company, Ltd. *	7,000	7,631
Tatsuta Electric Wire & Cable Company, Ltd.	6,000	14,621
TECMO KOEI HOLDINGS COMPANY, LTD. *	7,900	57,595
Teikoku Electric Manufacturing Company, Ltd.	1,800	33,113
Teikoku Piston Ring Company, Ltd.	5,200	20,156
Teikoku Sen-I Company, Ltd.	2,000	9,773
Tekken Corp. *	25,000	21,469
Telepark Corp.	41	72,419
Tenma Corp.	1,800	20,095
The Fuji Fire and Marine Insurance Company, Ltd.	35,000	33,911
The Hokkoku Bank, Ltd.	58,000	207,015
The Hyakugo Bank, Ltd.	47,000	207,269
The Pack Corp.	2,800	38,416
The Yachiyo Bank, Ltd.	2,500	56,214
The Yokohama Rubber Company, Ltd.	42,000	183,987
Tigers Polymer Corp.	1,000	3,350
TKC Corp.	2,100	39,723
TOA Corp.	31,000	30,356
TOA Road Corp.	8,000	10,477
Toagosei Company, Ltd.	46,000	172,324
Tobishima Corp. *	36,000	6,971
TOC Company, Ltd.	17,600	66,483
Tocalo Company, Ltd.	2,300	38,239
Tochigi Bank, Ltd.	17,000	72,067
Toda Corp.	47,000	149,344
Toda Kogyo Corp.	5,000	40,482
Toei Company, Ltd.	11,000	58,335
Toenec Corp.	4,000	22,777
Toho Bank, Ltd.	50,000	150,836
Toho Company, Ltd.	3,000	11,163
Toho Holdings Company, Ltd.	6,800	81,103
Toho Real Estate Company, Ltd.	3,000	16,843
Toho Titanium Company, Ltd. (a)	5,200	78,132
Toho Zinc Company, Ltd.	23,000	113,560
Tohoku Bank, Ltd.	4,000	6,012
Tokai Carbon Company, Ltd.	38,000	188,517
Tokai Corp.	7,000	36,890
Tokai Rubber Industries, Ltd.	6,800	70,122
Tokai Tokyo Securities Company, Ltd. (a)	52,000	202,578
Token Corp. *	1,220	27,401
Tokimec, Inc.	14,000	18,228

The accompanying notes are an integral part of the financial statements.

131

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Toko Electric Corp.	5,000	$25,060
Tokushima Bank, Ltd.	8,000	27,804
Tokushu Tokai Holdings Company, Ltd.	15,000	36,724
Tokyo Dome Corp.	35,000	103,395
Tokyo Energy & Systems, Inc.	2,000	12,592
Tokyo Ohka Kogyo Company, Ltd.	9,700	179,115
Tokyo Rakutenchi Company, Ltd.	2,000	8,198
Tokyo Rope Manufacturing Company, Ltd.	24,000	66,770
Tokyo Seimitsu Company, Ltd.	7,100	84,968
Tokyo Style Company, Ltd.	12,000	88,655
Tokyo Tatemono Company, Ltd.	62,000	235,591
Tokyo Tekko Company, Ltd.	8,000	23,239
Tokyo Theatres Company, Inc.	17,000	25,836
Tokyo Tomin Bank, Ltd.	6,600	89,612
Tokyotokeiba Company, Ltd.	19,000	27,292
Tokyu Community Corp.	2,000	43,603
Tokyu Construction Company, Ltd.	13,530	32,707
Tokyu Livable, Inc.	4,400	37,707
Tomato Bank, Ltd.	11,000	23,151
Tomen Devices Corp. *	2,100	34,945
Tomen Electronics Corp.	1,900	18,338
Tomoe Corp.	8,000	17,863
Tomoe Engineering Company, Ltd. *	1,700	22,776
Tomoku Company, Ltd.	11,000	24,026
Tomy Company, Ltd.	11,800	96,457
Tonami Transportation Company, Ltd.	6,000	11,917
Topcon Corp.	7,800	38,660
Toppan Forms Company, Ltd.	9,300	96,525
Topre Corp.	4,300	38,013
Topy Industries, Ltd.	35,000	62,965
Tori Holdings Company, Ltd. *	8,200	2,544
Toridoll.corp. * (a)	19	32,536
Torigoe Company, Ltd.	2,300	19,091
Torii Pharmaceutical Company, Ltd.	2,100	39,759
Torishima Pump Manufacturing Company, Ltd.	2,400	51,880
Toshiba Machine Company, Ltd.	22,000	84,129
Toshiba Plant Systems & Services Corp.	8,000	100,264
TOSHIBA TEC CORP.	30,000	113,374
Tosho Printing Company, Ltd.	18,000	30,724
Totetsu Kogyo Company, Ltd.	5,000	27,452
Tottori Bank, Ltd.	4,000	10,533
Touei Housing Corp. *	3,500	29,082
Towa Bank, Ltd. *	36,000	24,000
Towa Corp. (a)	4,900	49,647
Towa Pharmaceutical Company, Ltd.	1,800	82,882
Toyo Construction Company, Ltd.	76,000	33,547
Toyo Corp.	4,400	33,579
Toyo Electric Manufacturing Company, Ltd.	5,000	39,969
Toyo Engineering Corp.	23,000	67,460
Toyo Ink Manufacturing Company, Ltd.	39,000	148,934
Toyo Kanetsu KK	20,000	36,171
Toyo Kohan Company, Ltd.	12,000	62,201
Toyo Securities Company, Ltd. *	11,000	20,046
Toyo Tanso Company, Ltd.	2,000	96,364
Toyo Tire & Rubber Company, Ltd.	35,000	64,308
Toyo Wharf & Warehouse Company, Ltd.	6,000	10,758
Toyobo Company, Ltd.	133,936	208,968
Trans Cosmos, Inc.	4,100	32,864
Trusco Nakayama Corp.	2,500	34,691
TS Tech Compay, Ltd.	9,000	183,113
Tsubakimoto Chain Company, Ltd.	25,000	97,201
Tsugami Corp.	10,000	23,479
Tsukishima Kikai Company, Ltd.	4,000	23,792
Tsuruha Holdings, Inc.	2,800	99,804
Tsurumi Manufacturing Company, Ltd.	6,000	44,909
Tsutsumi Jewelry Company, Ltd.	1,600	32,117
TV Asahi Corp.	30	42,590
Ube Material Industries, Ltd.	5,000	11,568
Uchida Yoko Company, Ltd.	8,000	20,956
ULVAC, Inc. (a)	6,000	145,264
Unicharm Petcare Corp.	2,800	85,630
Uniden Corp.	13,000	24,982
Union Tool Company, Ltd.	2,000	52,346
Unipres Corp. (a)	5,700	89,905
United Arrows, Ltd. *	4,200	34,934
Unitika, Ltd.	83,000	62,359
Universe Company, Ltd. *	2,600	33,679
UNY Company, Ltd.	41,000	286,519
U-Shin, Ltd.	7,300	40,354
Valor Company, Ltd.	6,600	50,944
Vantec Corp. *	20	29,022
VITAL KSK HOLDINGS, Inc. *	3,900	22,954
Wacom Company, Ltd. * (a)	71	153,688
Wakachiku Construction Company, Ltd. *	17,000	7,481
Warabeya Nichiyo Company, Ltd.	2,500	27,871
Watabe Wedding Corp.	2,000	21,837
Watami Company, Ltd.	3,900	70,113
Xebio Company, Ltd.	4,800	83,954
Yahagi Construction Company, Ltd.	4,000	25,927
Yaizu Suisankagaku Industry Company, Ltd.	2,700	31,193
Yamabiko Corp. *	1,200	12,065
Yamagata Bank, Ltd.	28,000	131,131
Yamanashi Chuo Bank, Ltd.	27,000	106,951
Yamatane Corp.	25,000	33,391
Yamazen Corp.	11,300	39,590
Yaoko Company, Ltd.	1,900	59,460
Yasuda Warehouse Company, Ltd.	2,900	19,148
Yellow Hat, Ltd.	3,600	26,514
Yodogawa Steel Works, Ltd.	27,000	109,136
Yokogawa Bridge Corp.	5,000	38,313
Yokohama Reito Company, Ltd.	6,000	38,614
Yokowo Company, Ltd.	3,800	20,520
Yomiuri Land Company, Ltd.	6,000	19,905
Yondenko Corp.	5,000	26,129
Yonekyu Corp.	4,000	33,847
Yorozu Corp.	3,300	44,099
Yoshinoya D&C Company, Ltd.	88	94,433
Yuasa Trading Company, Ltd.	34,000	27,302
Yuki Gosei Kogyo Company, Ltd.	5,000	12,625
Yukiguni Maitake Company, Ltd.	5,000	21,686
Yuraku Real Estate Company, Ltd.	12,000	38,060
Yurtec Corp.	8,000	42,688

The accompanying notes are an integral part of the financial statements.

132

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Yusen Air & Sea Service Company, Ltd. *	3,100	$42,682
Yushin Precision Equipment Company, Ltd.	2,200	29,725
Yushiro Chemical Industry Company, Ltd.	2,000	24,751
Zenrin Company, Ltd.	3,000	34,591
Zensho Company, Ltd. (a)	11,900	82,292
Zeria Pharmaceutical Company, Ltd.	3,000	27,459
Zuken, Inc.	3,600	23,761

		55,166,740

Netherlands - 2.11%
Aalberts Industries NV	20,812	297,333
Accell Group NV	962	40,174
Arcadis NV	10,677	240,187
ASM International NV * (a)	10,995	276,636
BinckBank N.V.	6,252	112,147
Brunel International NV	1,376	46,069
Crucell NV *	11,015	220,755
Draka Holding NV *	4,391	83,892
Fornix Biosciences NV	819	8,574
Gamma Holding NV *	589	8,789
Heijmans NV *	2,915	50,759
Imtech NV	12,530	336,251
InnoConcepts NV * (a)	10,527	12,709
Kendrion NV	204	2,727
Koninklijke BAM Groep NV	22,583	231,901
Koninklijke Boskalis Westinster NV	11,227	432,357
Koninklijke Ten Cate NV	5,856	153,889
Oce NV *	16,941	207,062
OPG Groep NV	10,041	184,072
Ordina NV *	9,083	64,989
Pharming Group NV *	17,228	11,111
SBM Offshore NV	30,030	587,600
Sligro Food Group NV	3,333	114,541
Smit Internationale NV	2,223	191,367
SNS Reaal *	35,036	211,826
Telegraaf Media Groep NV	8,517	160,288
TomTom NV * (a)	24,652	217,420
Unit 4 Agresso NV *	3,615	85,205
USG People NV *	10,774	194,297
Wavin NV	16,215	40,651

		4,825,578

New Zealand - 0.58%
Air New Zealand, Ltd.	28,984	25,422
Auckland International Airport, Ltd.	63,347	92,615
Fisher & Paykel Appliances Holdings, Ltd. *	169,012	70,704
Fisher & Paykel Healthcare Corp.	44,183	108,257
Freightways, Ltd.	28,124	69,139
Infratil, Ltd.	21,668	25,142
Mainfreight, Ltd.	12,387	49,777
New Zealand Oil & Gas, Ltd.	87,753	106,093
New Zealand Refining Company, Ltd.	10,733	29,029
Nuplex Industries, Ltd.	57,405	121,118
PGG Wrightson, Ltd. *	21,821	9,116
Pike River Coal, Ltd. *	61,682	43,751
Port of Tauranga, Ltd.	7,758	39,642
Pumpkin Patch, Ltd.	20,900	31,113
Ryman Healthcare, Ltd.	28,756	43,366
Sky City Entertainment Group, Ltd.	114,512	273,381
Sky Network Television, Ltd.	18,436	67,425
Tower, Ltd.	37,464	54,373
Vector, Ltd.	25,006	36,600
Warehouse Group, Ltd.	8,542	26,041

		1,322,104

Norway - 1.38%
Acta Holding ASA *	34,000	24,306
Aktiv Kapital ASA *	5,200	43,165
Austevoll Seafood ASA *	17,600	109,764
Blom ASA *	13,500	30,708
Bonheur ASA	2,100	59,542
BW Offshore, Ltd. * (a)	45,000	66,045
Camillo Eitzen & Company ASA *	1,300	2,889
Cermaq ASA *	15,600	150,327
Copeinca ASA *	9,200	74,051
Deep Sea Supply PLC *	25,000	33,505
Det Norske Oljeselskap ASA *	128,000	111,827
Det Norske Oljeselskap ASA *	9,542	55,705
Dockwise, Ltd. *	2,174	67,423
EDB Business Partner ASA *	300	1,231
Eitzen Chemical ASA *	21,250	6,769
Eltek ASA *	62,000	34,314
Ementor ASA	17,857	154,450
Ganger Rolf ASA	700	18,515
Golden Ocean Group, Ltd. *	34,000	61,323
Kongsberg Automotive ASA *	29,400	27,981
Kongsberg Gruppen ASA	1,600	24,213
Kverneland Gruppen ASA *	15,000	10,195
Leroy Seafood Group ASA	3,400	61,499
Nordic Semiconductor ASA	5,500	49,872
Norske Skogindustrier ASA *	28,000	46,009
Norwegian Air Shuttle ASA *	3,567	70,360
Norwegian Energy Company AS *	16,500	50,652
ODIM ASA	6,800	34,772
Opera Software ASA	10,600	36,852
ProSafe ASA	44,548	282,109
Prosafe Production Public, Ltd. *	9,000	19,281
Scana Industrier ASA	27,889	37,702
Sevan Marine ASA *	142,000	246,560
Siem Offshore, Inc. *	32,000	49,128
Solstad Offshore ASA	2,900	54,143
Songa Offshore SE *	26,000	134,997
Sparebanken Midt-Norge ASA	3,000	27,997
TGS Nopec Geophysical Company ASA *	22,700	409,677
Tomra Systems ASA	30,212	143,443
Veidekke ASA	19,400	166,533
Wilhelm Wilhelmsen ASA	3,000	63,276

		3,153,110

Portugal - 0.58%
Altri SGPS SA *	15,809	90,013
Banco BPI SA	78,794	238,884
BANIF SGPS SA	28,472	50,895
Finibanco Holding SGPS SA *	4,965	10,883

The accompanying notes are an integral part of the financial statements.

133

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Portugal (continued)
Impresa, SGPS SA * (a)	11,168	$28,567
Investimentos Participacoes e Gestao SA *	27,991	25,549
Mota Engil, SGPS SA	16,575	93,024
Novabase SGPS SA *	4,292	27,311
Pararede SGPS SA *	19,019	24,158
Portucel - Empresa Produtora de Pasta e Papel SA	44,956	126,951
PT Multimedia.com, SGPS, SA	29,411	181,238
Semapa-Sociedade de Investimento & Gestao, SGPS SA	11,120	122,902
Sonae Capital *	28,181	33,184
Sonae, SGPS SA (a)	164,338	203,468
Teixeira Duarte-Engenharia & Construcoes SA *	45,849	68,342

		1,325,369

Singapore - 1.51%
Allgreen Properties, Ltd.	168,000	145,694
Asia Food & Properties, Ltd. *	347,000	146,844
ASL Marine Holdings, Ltd.	46,000	31,106
Ban Joo & Company, Ltd. *	745,000	29,167
Banyan Tree Holdings, Ltd. *	135,000	73,013
Bukit Sembawang Estates, Ltd.	21,000	75,474
Cerebos Pacific, Ltd.	10,000	30,229
CH Offshore, Ltd.	82,000	38,648
China Merchants Holdings Pacific, Ltd.	73,000	31,592
Creative Technology, Ltd.	9,300	42,782
CSE Global, Ltd.	55,000	33,636
Ezion Holdings, Ltd.	68,000	36,779
Ezra Holdings, Ltd. *	76,000	121,458
Food Empire Holdings, Ltd.	43,200	10,072
Furama, Ltd. *	10,000	14,165
Gallant Venture, Ltd. *	188,000	41,411
Goodpack, Ltd. *	36,000	28,747
Guocoland, Ltd.	52,000	83,821
Ho Bee Investment, Ltd.	76,000	92,500
Hong Fok Corp., Ltd. *	84,000	39,972
Hong Leong Asia, Ltd.	32,000	65,688
Hotel Plaza, Ltd.	21,500	24,406
Hotel Properties, Ltd.	24,000	37,511
HTL International Holdings, Ltd.	58,000	17,307
Hyflux, Ltd.	56,000	140,647
Indofood Agri Resources, Ltd. *	23,000	37,745
Jaya Holdings, Ltd.	96,000	41,031
Jiutian Chemical Group, Ltd. *	272,000	33,251
Jurong Technologies Industrial Corp., Ltd. *	194,350	3,459
Kim Eng Holdings, Ltd.	31,000	44,342
KS Energy Services, Ltd.	31,000	27,146
Low Keng Huat Singapore, Ltd.	122,000	28,904
Metro Holdings, Ltd.	72,000	40,280
MFS Technology, Ltd.	113,000	19,473
Midas Holdings, Ltd.	67,000	43,506
MobileOne, Ltd.	86,000	114,755
Oceanus Group, Ltd. *	156,000	48,404
Osim International, Ltd. *	43,000	16,051
Parkway Holdings, Ltd. *	90,000	185,906
Petra Foods, Ltd.	46,000	34,053
Raffles Education Corp., Ltd.	298,565	85,229
Rotary Engineering, Ltd.	51,000	37,668
SBS Transit, Ltd.	5,000	6,228
SC Global Developments, Ltd. *	37,000	44,654
Singapore Land, Ltd.	9,000	41,962
Singapore Post, Ltd.	278,000	199,401
Stamford Land Corp., Ltd.	1,000	290
Straits Asia Resources, Ltd.	119,000	218,854
Super Coffeemix Manufacturing, Ltd. *	85,000	38,314
Swiber Holdings, Ltd. *	60,000	43,137
Tat Hong Holdings, Ltd.	55,000	40,813
United Engineers, Ltd.	17,000	21,800
UOB-Kay Hian Holdings, Ltd.	59,000	63,169
Venture Corp., Ltd.	40,000	250,835
WBL Corp., Ltd.	4,000	14,567
Wheelock Properties, Ltd.	20,000	28,231
Wing Tai Holdings, Ltd.	112,000	144,885
Yongnam Holdings, Ltd.	203,000	39,413

		3,470,425

South Korea - 0.00%
Pantech & Curitel Communications, Inc. *	882	0
Pantech Company, Ltd. *	443	0

Spain - 2.13%
Abengoa SA	8,835	284,450
Afirma Grupo Inmobiliario SA *	82,711	38,461
Amper SA	1,783	15,792
Antena 3 de Television SA (a)	9,528	105,056
Banco Guipuzcoano SA	20,214	172,298
Banco Pastor SA	19,146	133,997
Bolsas y Mercados Espanoles	7,220	231,674
Caja de Ahorros del Mediterraneo *	6,598	55,310
Cementos Portland Valderrivas SA	1,919	61,510
Construcciones & Auxiliar de Ferrocarriles SA	394	211,370
Corporacion Dermoestetica SA *	1,972	8,907
Dinamia SA *	1,158	16,742
Duro Felguera SA	1,775	18,221
Ebro Puleva SA	17,867	371,022
Elecnor SA	1,211	19,593
Ercros SA *	18,171	36,033
FAES FARMA SA	21,456	109,028
Fluidra SA *	3,227	16,201
General de Alquiler de Maquinaria *	1,772	12,378
Gestevision Telecinco SA	21,495	313,747
Grupo Catalana Occidente SA	9,679	217,031
Grupo Empresarial Ence SA *	18,567	71,677
Iberia Lineas Aereas de Espana SA *	110,285	298,840
Jazztel PLC *	163,472	61,846
Laboratorios Almirall SA	10,541	138,259
Laboratorios Farmaceuticos Rovi SA	3,330	36,818
NH Hoteles SA *	3,032	16,036
Obrascon Huarte Lain SA	7,215	193,780
Papeles y Cartones de Europa SA	8,108	42,537
Pescanova SA	1,594	51,309
Promotora de Informaciones SA *	25,704	128,337
Prosegur Cia de Seguridad SA	4,652	227,554
Realia Business SA *	18,935	45,050

The accompanying notes are an integral part of the financial statements.

134

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Redes Energeticas Nacionais SA	12,164	$52,251
Service Point Solutions SA *	6,171	7,811
Sociedad Nacional Inds., Aplicaciones Celulosa Espanola SA *	15,984	29,829
Sol Melia SA (a)	10,059	84,507
Solaria Energia y Medio Ambiente SA * (a)	9,014	32,215
SOS Cuetara SA *	3,651	11,318
Tavex Algodonera SA *	6,482	4,930
Tecnicas Reunidas SA	5,417	309,876
Tubacex SA	21,063	82,422
Tubos Reunidos SA	9,106	27,782
Unipapel SA *	209	3,380
Vidrala SA	2,521	68,098
Viscofan SA	6,729	170,733
Vocento SA *	9,411	52,884
Zeltia SA *	31,426	172,462

		4,871,362

Sweden - 3.00%
AarhusKarlshamn AB	5,981	130,883
Acando AB, Series B	6,279	12,074
Active Biotech AB *	2,172	30,525
AddTech AB, Series B	5,200	80,982
Angpanneforeningen AB, Series B	3,368	91,719
Anoto Group AB *	31,000	16,979
Axfood AB	4,829	141,158
Axis Communications AB	9,260	108,518
BE Group AB	6,358	38,509
Bergman & Beving AB, Series B	3,490	46,606
Betsson AB *	4,459	68,181
Billerud Aktibolag AB *	18,828	139,422
Biovitrum AB * (a)	6,542	25,473
Biovitrum *	13,084	51,022
Boliden AB	18,277	233,551
Bure Equity AB *	7,860	38,162
Clas Ohlson AB, Series B	7,346	147,045
Cloetta AB, Class B *	4,608	19,461
Concordia Maritime AB, Series B	2,200	5,231
D. Carnegie & Company AB *	845,205	0
Duni AB	6,481	52,905
East Capital Explorer AB *	5,542	51,768
Elekta AB, Series B	18,112	431,653
Enea AB *	4,666	26,672
Eniro AB *	31,826	157,981
Fagerhult AB	749	13,278
G & L Beijer AB	1,125	26,913
Haldex AB - New Shares *	6,500	39,883
Haldex AB * (a)	6,500	40,232
Hexagon AB	8,545	125,522
Hoganas AB, Series B	6,476	147,971
Holmen AB, Series B	12,571	320,646
Industrial & Financial Systems AB	7,500	71,070
Indutrade AB	4,344	81,814
Intrum Justitia AB	9,934	124,319
JM AB *	8,981	153,332
KappAhl Holding AB	8,073	81,303
Lindab International AB	6,954	70,865
Loomis AB	2,001	21,840
Lundin Petroleum AB, Series A *	10,632	83,658
Mekonomen AB	2,150	46,394
Modern Times Group AB, Series B	12,693	628,169
Munters AB *	7,440	48,376
NCC AB	15,359	252,372
Net Insight AB * (a)	56,202	37,160
New Wave Group AB, Series B	10,485	40,025
Nibe Industrier AB, Series B	12,141	116,774
Nobia AB	28,796	168,758
OEM International AB, Series B	12,109	69,811
ORC Software AB	2,000	37,166
Oriflame Cosmetics AB	8,379	499,591
PA Resources AB *	27,388	93,211
PartnerTech AB *	1,600	5,817
Peab AB, Series B	37,689	241,283
Proffice AB *	12,087	43,766
Q-Med AB *	7,447	50,083
Rezidor Hotel Group AB *	16,428	55,842
RNB Retail & Brands AB *	38,589	53,868
SAS AB *	264,285	148,841
Seco Tools AB	10,386	125,942
Semcon AB *	3,600	14,202
Sintercast AB *	600	4,226
Studsvik AB	218	1,983
Sweco AB, Series B	7,456	55,788
TradeDoubler AB * (a)	3,609	23,531
Tradedoubler AB *	1,804	11,094
Trelleborg AB, Series B *	60,010	447,865

		6,871,064

Switzerland - 4.34%
Advanced Digital Broadcast Holdings SA *	480	23,898
Affichage Holding AG	88	9,246
AFG Arbonia-Forster Holding AG	3,522	83,837
Allreal Holding AG	575	68,390
Aryzta AG *	17,844	665,565
Ascom Holding AG *	4,081	38,347
Austriamicrosystems AG *	1,784	38,932
Bank Coop AG	1,620	111,182
Bank Sarasin & Compagnie AG, Series B *	3,494	132,047
Banque Cantonale Vaudoise, Series B	144	57,107
Banque Privee Edmond de Rothschild SA	1	24,952
Barry Callebaut AG *	274	172,982
Basilea Pharmaceutica AG *	1,774	109,648
Belimo Holding AG	24	26,670
Berner Kantonalbank	285	63,232
Bobst Group AG *	1,279	46,411
Bucher Industries AG	1,424	153,989
Burckhardt Compression Holding AG	572	102,366
Centralschweizerische Kraftwerke AG	127	41,860
Charles Voegele Holding AG *	1,741	62,209
Cicor Technologies *	322	10,440
Clariant AG *	59,500	698,840
Compagnie Financiere Tradition SA	297	35,247
Cytos Biotechnology AG *	886	10,669
Daetwyler Holding AG	778	43,621

The accompanying notes are an integral part of the financial statements.

135

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Dufry Group AG *	1,841	$124,925
EFG International, ADR (a)	9,320	128,028
Eichhof Holding AG	9	2,611
Elektrizitaets-Gesellschaft Laufenburg AG	11	9,748
Emmi AG	401	49,819
EMS-Chemie Holding AG	1,745	208,716
Energiedienst Holding AG	924	52,559
Ferrexpo PLC *	5,555	17,685
Flughafen Zuerich AG	380	114,359
Forbo Holding AG *	196	64,441
Galenica Holding AG (a)	1,084	392,091
GAM Holding, Ltd.	37,512	456,462
Georg Fischer AG *	952	239,615
Gottex Fund Management Holdings, Ltd. *	4,032	30,464
Helvetia Patria Holding AG	1,069	330,165
Kaba Holding AG, Series B	317	76,167
Komax Holding AG	777	54,082
Kudelski SA	5,789	130,210
Kuoni Reisen Holding AG, Series B	392	132,355
LEM Holding SA	52	14,004
Liechtensteinische Landesbank AG *	2,094	139,570
Logitech International SA *	33,811	581,646
Luzerner Kantonalbank AG	127	33,763
Meyer Burger Technology AG *	361	91,655
Micronas Semiconductor Holding AG *	9,347	35,512
Mobilezone Holding AG	3,138	23,664
Mobimo Holding AG *	674	114,737
Orascom Development Holding AG *	1,513	106,238
Orell Fuessli Holding AG	214	29,195
Panalpina Welttransport Holding AG	3,254	207,150
Partners Group Holding AG	2,634	331,750
Petroplus Holdings AG *	20,718	377,587
PubliGroupe SA	20	1,541
Rieter Holding AG *	556	125,030
Romande Energie Holding SA	66	117,086
Schaffner Holding AG *	40	6,188
Schmolz & Bickenbach AG *	1,298	30,673
Schulthess Group AG	1,537	74,146
Schweizerhall Holding AG	559	86,840
Schweizerische National-Versicherungs-Gesellschaft AG *	1,599	47,808
Siegfried Holding AG	53	4,751
Sika AG	183	284,691
St. Galler Kantonalbank	55	24,630
Sulzer AG	5,628	438,469
Swissfirst AG	655	22,112
Swissquote Group Holding SA	2,121	105,652
Tamedia AG	188	13,508
Tecan Group AG	628	47,386
Temenos Group AG * (a)	8,708	224,648
Tornos SA *	2,482	17,318
Unaxis Holding AG * (a)	1,382	41,878
Valiant Holding AG	387	75,581
Valora Holding AG	713	175,586
Vaudoise Assurances Holding SA	138	25,358
Verwaltungs & Privat Bank AG	850	82,806
Von Roll Holding AG (a)	10,869	67,281
Vontobel Holding AG	5,484	156,632
WMH Walter Meier AG, Series A	163	14,550
Ypsomed Holding AG *	276	17,207
Zuger Kantonalbank	20	82,166

		9,944,182

Taiwan - 0.00%
Ya Hsin Industrial Company, Ltd. *	138,000	0

Thailand - 0.49%
Total Access Communication PCL	1,011,405	1,122,435

United Kingdom - 17.41%
888 Holdings PLC	27,500	48,903
A.G. Barr PLC	3,000	42,915
Aberdeen Asset Management PLC	172,287	372,308
AEA Technology PLC *	19,508	8,509
Aegis Group PLC	152,246	291,111
Alexon Group PLC *	6,881	4,220
Alizyme PLC *	22,479	0
Amlin PLC	35,500	203,824
Anglo Pacific Group PLC	22,708	82,055
Antisoma PLC *	134,607	71,552
Arena Leisure PLC *	46,762	19,448
Arriva PLC	40,641	326,113
Ashtead Group PLC	75,648	98,091
Aveva Group PLC	13,496	219,356
Avis Europe PLC *	32,519	13,725
Babcock International Group PLC	57,211	548,320
Barratt Developments PLC *	39,486	78,935
BBA Aviation PLC	46,790	123,249
Beazley PLC	63,953	103,066
Bellway PLC	10,163	133,391
Berkeley Group Holdings PLC *	35,943	472,594
BICC PLC	131,434	546,172
Biocompatibles International PLC	1,454	5,359
BlueBay Asset Management PLC	1,178	5,785
Bodycote PLC	22,539	57,828
Bovis Homes Group PLC *	25,619	178,701
Brammer PLC	8,722	16,693
Brewin Dolphin Holdings PLC	48,637	108,207
Brit Insurance Holdings NV *	62,850	199,454
British Polythene Industries PLC	4,443	19,554
Britvic PLC	44,794	295,181
BSS Group PLC	10,051	38,614
BTG PLC *	55,786	155,820
Business Post Group PLC	2,825	14,531
Capital & Regional PLC *	46,919	25,665
Care UK PLC	9,246	62,750
Carillion PLC	76,421	373,877
Carpetright PLC	8,023	122,002
Carphone Warehouse Group PLC	115,403	347,866
Catlin Group, Ltd.	26,519	145,486
Charles Taylor Consulting PLC	3,000	10,173
Charter International PLC	42,069	486,222
Chemring Group PLC	7,484	352,178
Chime Communications PLC	12,187	42,296

The accompanying notes are an integral part of the financial statements.

136

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Chloride Group PLC	19,191	$55,297
Cineworld Group PLC	6,663	16,138
Close Brothers Group PLC	33,094	366,036
Collins Stewart PLC	14,755	16,456
Colt Telecom Group PLC *	75,966	161,080
Communisis PLC	23,511	5,005
Computacenter PLC	23,042	93,128
Connaught PLC	7,981	45,741
Cookson Group PLC *	81,290	547,124
Corin Group PLC	4,523	4,602
Costain Group PLC	35,989	14,058
Cranswick PLC	9,657	121,908
Creston PLC *	10,587	13,594
Croda International PLC	10,908	140,156
CSR PLC *	42,077	275,817
D.S. Smith PLC	63,423	127,593
Daily Mail and General Trust PLC	48,499	324,297
Dairy Crest Group PLC	30,662	179,484
Dana Petroleum PLC *	5,361	101,003
Davis Service Group PLC	41,347	264,948
De La Rue PLC Group	7,909	125,568
Debenhams PLC *	263,531	328,642
Dechra Pharmaceuticals PLC	12,963	101,995
Delta PLC	19,741	44,426
Devro PLC	825	1,753
Dicom Group PLC *	12,964	37,368
Dignity PLC	12,682	123,576
Dimension Data Holdings PLC	338,262	404,157
Dixons Group PLC *	325,186	191,354
Domino Printing Sciences PLC	17,749	94,238
Domino’s Pizza UK & IRL PLC	17,022	81,440
DTZ Holdings PLC *	17,490	18,528
Dunelm Group PLC	13,927	84,727
Eaga PLC	25,011	57,702
easyJet PLC *	27,179	153,128
Electrocomponents PLC	96,068	248,661
Elementis PLC	67,155	57,490
Enterprise Inns PLC *	34,056	51,353
Euromoney Institutional Investor PLC	7,923	55,703
Evolution Group PLC	47,046	102,278
F&C Asset Management PLC	73,090	88,924
Filtrona PLC	44,085	133,405
Findel PLC *	120,511	67,230
FirstGroup PLC	127,534	870,049
Forth Ports PLC	9,785	177,643
Fortune Oil PLC *	368,591	46,282
Galiform PLC *	145,937	172,308
Galliford Try PLC	17,561	87,985
Game Group PLC	24,150	41,313
Gem Diamonds, Ltd. *	21,000	76,274
Genus PLC	12,930	140,654
GKN PLC *	95,919	178,663
Go-Ahead Group PLC	5,570	119,227
Greene King PLC	14,983	98,610
Greggs PLC	18,860	131,730
Halfords Group PLC	42,212	271,198
Halma PLC	74,695	290,812
Hampson Industries PLC	23,425	25,323
Hansard Global PLC	6,816	17,383
Hardy Oil & Gas PLC *	5,072	20,549
Hardy Underwriting Bermuda, Ltd.	3,161	14,279
Hargreaves Lansdown PLC	9,780	46,208
Hays PLC	327,125	545,355
Headlam Group PLC	4,631	22,317
Helical Bar PLC	18,588	101,905
Henderson Group PLC	195,433	387,272
Heritage Oil, Ltd. *	49,586	348,865
Hikma Pharmaceuticals PLC	28,868	236,350
Hill & Smith Holdings PLC	11,506	63,816
Hiscox PLC	75,339	385,199
HMV Group PLC	80,062	119,954
Hochschild Mining PLC	13,380	72,884
Holidaybreak PLC	18,666	67,312
Homeserve PLC	1,234	33,485
Hunting PLC	24,516	230,481
Hyder Consulting PLC	3,872	11,865
IG Group Holdings PLC	80,961	492,807
Imagination Technologies Group PLC *	42,994	167,083
IMI PLC	80,274	671,753
Inchcape PLC *	1,162,424	553,332
Informa PLC	67,519	345,399
Intec Telecom Systems PLC *	45,465	76,019
Intermediate Capital Group PLC	89,209	394,480
International Personal Finance PLC	53,398	177,666
Interserve PLC	26,509	82,357
Intertek Group PLC	39,515	795,635
J.D. Wetherspoon PLC *	22,125	151,754
James Fisher & Sons PLC	6,129	43,923
Jardine Lloyd Thompson Group PLC	12,662	98,804
JKX Oil & Gas PLC	20,847	93,913
John Wood Group PLC	35,323	174,491
Keller Group PLC	4,607	47,636
Kesa Electricals PLC	100,090	238,690
Kier Group PLC	7,296	121,061
Kingston Communications PLC	117,578	83,526
Ladbrokes PLC (a)	199,188	438,302
Laird Group PLC	56,921	115,729
Lamprell PLC *	26,117	77,065
Lancashire Holdings, Ltd.	13,824	99,264
Logica PLC	106,840	195,952
Lookers PLC *	41,970	33,184
Low & Bonar PLC *	21,034	11,121
M.J. Gleeson Group PLC *	8,478	17,227
Marston’s PLC	25,080	35,605
McBride PLC	35,980	122,847
Mears Group PLC	15,786	70,806
Meggitt PLC	97,610	409,468
Melrose PLC	81,649	235,247
Michael Page International PLC	80,368	487,281
Micro Focus International PLC	40,332	296,566
Millennium & Copthorne Hotels PLC	15,423	92,239
Minerva PLC *	20,686	25,059

The accompanying notes are an integral part of the financial statements.

137

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Misys PLC *	116,755	$403,126
Mitchells & Butlers PLC *	30,990	123,125
Mitie Group PLC	21,404	79,090
Mondi PLC	108,009	583,598
Moneysupermarket.com Group PLC	5,677	6,781
Morgan Crucible Company PLC	44,410	111,959
Mothercare PLC	16,214	177,714
Mouchel Parkman PLC	23,900	102,864
MWB Group Holdings PLC *	11,618	7,397
N. Brown Group PLC	31,402	124,788
National Express Group PLC (a)	34,580	106,193
NCC Group, Ltd.	5,184	33,283
Northern Foods PLC	92,619	99,900
Northgate PLC *	1,332	4,658
Northumbrian Water Group PLC	29,686	129,150
Novae Group PLC	2,997	14,450
Optos PLC *	3,748	5,483
Oxford Biomedica PLC *	63,470	11,518
Oxford Instruments PLC	2,558	8,377
Pace Micro Technology PLC	53,741	181,193
PartyGaming PLC *	36,488	152,485
Paypoint PLC	6,813	47,774
Pendragon PLC *	167,620	62,182
Persimmon PLC *	23,976	181,553
Peter Hambro Mining PLC *	34,327	562,213
Photo-Me International PLC *	24,627	15,099
Pinewood Shepperton PLC	3,284	6,904
Premier Farnell PLC	47,494	130,852
Premier Foods PLC *	141,827	81,159
Premier Oil PLC *	28,570	506,475
Prostrakan Group PLC *	7,836	10,941
Provident Financial PLC	33,463	501,137
Psion PLC	20,807	32,572
Punch Taverns PLC *	14,745	16,158
PV Crystalox Solar PLC	29,464	29,201
PZ Cussons PLC	41,820	181,127
Qinetiq PLC	108,759	284,376
Quintain Estates & Development PLC *	128,812	123,755
Rank Group PLC *	55,820	74,778
Rathbone Brothers PLC	8,961	114,765
Redrow PLC *	28,411	60,961
Regus PLC	136,533	201,175
Renishaw PLC	7,242	63,692
Rentokil Initial PLC *	93,250	172,881
Restaurant Group PLC	40,044	119,878
Rightmove PLC	23,003	185,969
RM PLC	28,389	71,845
ROK PLC	7,381	5,093
Rotork PLC	17,803	340,743
Royalblue Group PLC	6,400	121,189
RPC Group PLC	11,979	46,250
RPS Group PLC	17,736	61,675
Salamander Energy PLC *	28,373	135,955
Savills PLC	28,041	144,901
Scott Wilson Group PLC	23,558	35,251
SDL PLC *	17,692	117,258
Shanks Group PLC	57,986	124,025
Skyepharma PLC *	1,272	1,804
Smiths News PLC	21,229	37,197
Soco International PLC *	9,616	207,840
Southern Cross Healthcare, Ltd. *	47,382	105,587
Spectris PLC	25,473	300,099
Spice PLC	68,807	67,170
Spirax-Sarco Engineering PLC	10,190	202,872
Spirent Communications PLC	80,483	131,762
Sportech PLC *	11,390	8,878
Sports Direct International PLC	34,408	54,224
SSL International PLC	53,418	674,088
St James’s Place PLC	50,719	199,493
St. Modwen Properties PLC *	27,880	86,584
Stagecoach Group PLC	41,663	114,000
Sthree PLC	23,595	112,005
STV Group PLC *	2,685	2,234
Synergy Health PLC	7,330	76,373
Taylor Woodrow PLC *	374,481	234,828
Telecity Group PLC *	25,619	157,766
Thorntons PLC	4,184	7,363
Tomkins PLC, SADR	19,429	242,862
Topps Tiles PLC *	25,174	33,915
Travis Perkins PLC *	55,223	753,247
Tribal Group PLC	7,453	9,273
Trinity Mirror PLC *	6,673	15,981
TT electronics PLC *	14,769	17,306
Tullett Prebon PLC	20,558	91,567
UK Coal PLC *	39,703	47,789
Ultra Electronics Holdings PLC	14,080	310,200
Umeco PLC	11,194	51,314
Uniq PLC *	31,402	12,670
United Business Media, Ltd.	39,893	296,276
UTV Media PLC	14,284	22,585
Vectura Group PLC *	64,210	78,064
Victrex PLC	8,228	106,437
Vitec Group PLC	1,250	7,806
VP PLC	637	1,842
VT Group PLC	39,078	325,794
W.S. Atkins PLC	14,920	147,135
Weir Group PLC	55,778	639,369
Wellstream Holdings PLC	10,150	86,516
WH Smith PLC	31,209	247,087
William Hill PLC	115,630	344,347
Wilmington Group PLC	8,076	15,539
Wolfson Microelectronics PLC *	27,758	59,388
WSP Group PLC	11,822	52,899
Xchanging PLC	49,052	162,391
Yell Group PLC *	116,656	73,068
Yule Catto & Company PLC *	6,992	17,070

		39,916,849

United States - 0.36%
Aurora Oil and Gas, Ltd. *	34,600	7,925
Burcon NutraScience Corp. *	4,800	43,325
Candente Resource Corp. *	8,800	4,964
Cardero Resource Corp. *	7,100	9,844

The accompanying notes are an integral part of the financial statements.

138

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Cinch Energy Corp. *	200	$337
Dah Sing Banking Group, Ltd. *	68,000	101,436
Diagnocure, Inc. *	800	795
Eastmain Resources, Inc. *	7,100	10,319
Easyhome, Ltd.	2,300	18,693
Far West Mining, Ltd. *	1,900	7,085
First Uranium Corp. *	19,900	43,763
Fortune Minerals, Ltd. *	2,450	1,523
GBS Gold International, Inc. *	13,800	0
Glacier Media, Inc. *	6,100	11,665
Glentel, Inc.	1,400	17,938
Globestar Mining Corp. *	21,900	20,730
Hutchison Telecommunications International, Ltd. *	10,800	32,508
Insignia Energy, Ltd. *	3,910	8,125
Intrinsyc Software International, Inc. *	13,491	1,161
Isotechnika Pharma, Inc. *	3,200	505
Keegan Resources, Inc. *	8,100	51,349
La Mancha Resources, Inc. *	22,600	34,143
Matrikon, Inc.	2,800	7,603
Nautilus Minerals, Inc. *	30,700	51,076
NGEx Resources, Inc. *	7,821	5,833
Noveko International, Inc. *	2,600	4,599
Orleans Energy, Ltd. *	17,000	38,361
Paramount Energy Trust	1,381	6,893
Parkbridge Lifestyles Communities, Inc. *	7,030	34,012
Peregrine Diamonds, Ltd. *	12,400	23,238
Plutonic Power Corp. *	12,600	38,552
Queenston Mining, Inc. *	8,100	42,907
Questerre Energy Corp. *	38,200	105,193
Sprott Resource Corp. *	11,700	45,196
Technicoil Corp. *	5,300	3,041
Webtech Wireless, Inc. *	1,700	1,333

		835,970

TOTAL COMMON STOCKS (Cost $260,402,405)		$228,862,189

PREFERRED STOCKS - 0.01%

Australia - 0.01%
Village Roadshow, Ltd., 5.50%	14,479	24,199

TOTAL PREFERRED STOCKS (Cost $34,807)		$24,199

WARRANTS - 0.04%

Australia - 0.00%
Marion Energy, Ltd. (Expiration Date 12/07/2011, Strike Price: AUD 0.25) *	7,013	164

Canada - 0.00%
Tembec, Inc. (Expiration Date 02/29/2012, Strike Price CAD 1.65) *	2,462	200

France - 0.00%
Atari SA (Expiration Date 01/08/2010, Strike Price: EUR 3.60) * (a)	2,952	2,171

Hong Kong - 0.04%
Cheuk Nang Holdings, Ltd. (Expiration Date 11/23/2010, Strike Price: HKD 1.60) *	4,072	$331
ITC Properties Group Ltd (Expiration Date 02/04/2010, Strike Price HKD 0.11) *	736,000	90,133
Matsunichi Communication Holdings, Ltd. (Expiration Date 08/22/2010, Strike Price HKD 6.00) *	4,500	46

		90,510

TOTAL WARRANTS (Cost $2,524)		$93,045

RIGHTS - 0.01%

Finland - 0.01%
Kemira Oyj (Expiration Date 12/18/2009, Strike Price: EUR 6.60) *	14,000	19,669

TOTAL RIGHTS (Cost $0)		$19,669

SECURITIES LENDING COLLATERAL - 2.98%

United States - 2.98%
John Hancock Collateral
Investment Trust, 0.1387% (c)(f)	683,244	6,838,933

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,839,313)		$6,838,933

Total Investments (International Small Company Trust) (Cost $267,279,049) - 102.88%		$235,838,035
Other assets and liabilities, net - (2.88)%		(6,594,611)

TOTAL NET ASSETS - 100.00%		$229,243,424

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Building Materials & Construction	5.42%
Banking	4.50%
Metal & Metal Products	3.98%
Food & Beverages	3.88%
Financial Services	3.82%

International Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.79%

Australia - 0.73%
Brambles, Ltd.	1,018,021	$6,166,987

Austria - 0.99%
Telekom Austria AG	590,030	8,424,195

Bermuda - 0.58%
PartnerRe, Ltd.	65,540	4,893,216

Brazil - 0.63%
Empresa Brasileira de Aeronautica SA, ADR * (a)	243,880	5,392,187

The accompanying notes are an integral part of the financial statements.

139

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada - 1.62%
Biovail Corp.	445,800	$6,257,441
Talisman Energy, Inc.	400,540	7,540,883

		13,798,324

China - 1.18%
China Telecom Corp., Ltd.	12,760,427	5,279,807
Shanghai Electric Group Company, Ltd.	10,289,909	4,752,829

		10,032,636

France - 11.97%
AXA Group SA	698,761	16,525,865
Cap Gemini SA	136,830	6,197,780
Compagnie Generale des Etablissements Michelin, Class B	42,640	3,270,717
France Telecom SA	986,066	24,619,514
GDF Suez	119,650	5,190,867
Sanofi-Aventis SA	238,803	18,718,982
Total SA	253,136	16,221,348
Vivendi SA	371,320	10,961,992

		101,707,065

Germany - 10.01%
Bayerische Motoren Werke (BMW) AG	213,056	9,685,860
Celesio AG	131,310	3,336,213
Deutsche Post AG	561,851	10,810,698
E.ON AG	191,330	7,987,581
Merck KGaA	113,700	10,627,389
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	100,404	15,651,678
SAP AG	276,230	13,028,098
Siemens AG	140,641	12,900,006
Symrise AG	47,200	1,012,748

		85,040,271

Hong Kong - 1.27%
China Mobile, Ltd.	211,000	1,966,755
Hutchison Whampoa, Ltd.	1,287,031	8,809,892

		10,776,647

Israel - 1.21%
Check Point Software Technologies, Ltd. *	303,691	10,289,051

Italy - 1.77%
Autogrill SpA *	756,503	9,514,700
UniCredit Italiano SpA *	1,664,616	5,537,144

		15,051,844

Japan - 5.97%
Mitsubishi UFJ Financial Group, Inc.	1,081,900	5,297,187
Nintendo Company, Ltd.	52,795	12,515,913
Sony Corp.	302,104	8,756,931
Takeda Pharmaceutical Company, Ltd.	110,100	4,520,228
Toyota Motor Corp.	195,630	8,219,562
USS Company, Ltd.	188,150	11,425,424

		50,735,245

Netherlands - 8.01%
ING Groep NV *	2,373,780	22,947,745
Koninklijke (Royal) Philips Electronics NV	374,765	11,096,803
Randstad Holdings NV *	217,910	10,774,359
Reed Elsevier NV	656,920	8,060,434
Royal Dutch Shell PLC, B Shares	520,206	$15,158,872

		68,038,213

Norway - 6.43%
Aker Kvaerner ASA	712,550	9,254,850
StatoilHydro ASA	758,270	18,914,116
Telenor ASA *	1,883,255	26,415,901

		54,584,867

Russia - 0.56%
Gazprom OAO, SADR	187,900	4,791,450

Singapore - 3.04%
Flextronics International, Ltd. *	1,678,160	12,267,349
Singapore Telecommunications, Ltd.	6,156,000	13,556,574

		25,823,923

South Korea - 4.01%
KB Financial Group, Inc., ADR * (a)	200,843	10,212,867
Samsung Electronics Company, Ltd.	34,973	23,885,964

		34,098,831

Spain - 3.42%
Iberdrola SA (a)	1,007,538	9,591,204
Telefonica SA	699,229	19,488,596

		29,079,800

Sweden - 1.89%
Ericsson (LM), B Shares	1,176,754	10,823,576
Niscayah Group AB	2,531,581	5,229,970

		16,053,546

Switzerland - 9.67%
ACE, Ltd. *	280,412	14,132,765
Adecco SA	317,453	17,526,274
Lonza Group AG	32,150	2,254,721
Nestle SA	329,940	16,029,408
Novartis AG	200,420	10,919,329
Roche Holdings AG - Genusschein	38,170	6,493,335
Swiss Re	204,921	9,817,939
UBS AG *	325,050	4,993,392

		82,167,163

Taiwan - 4.28%
Compal Electronics, Inc., GDR (h)	2,082	14,434
Compal Electronics, Inc.	7,371,051	10,134,028
Lite-On Technology Corp.	7,648,948	11,438,224
Mega Financial Holding Company, Ltd.	904,228	518,686
Taiwan Semiconductor Manufacturing Company, Ltd.	7,095,581	14,233,288

		36,338,660

United Kingdom - 19.55%
Aviva PLC	1,626,180	10,299,046
BAE Systems PLC	1,347,990	7,768,238
BP PLC	1,838,675	17,782,164
British Sky Broadcasting Group PLC	1,411,283	12,713,125
G4S PLC	2,234,890	9,340,262
GlaxoSmithKline PLC	694,684	14,715,606
Hays PLC	3,582,927	5,973,146
HSBC Holdings PLC	378,010	4,313,975

The accompanying notes are an integral part of the financial statements.

140

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Kingfisher PLC	3,914,140	$14,348,013
Marks & Spencer Group PLC	713,900	4,631,318
Old Mutual PLC *	2,664,980	4,653,516
Pearson PLC	731,431	10,514,787
Premier Foods PLC *	6,647,068	3,803,739
Rentokil Initial PLC *	3,183,708	5,902,436
Rexam PLC	901,710	4,212,949
Tesco PLC	655,600	4,504,505
The Sage Group PLC	729,260	2,589,069
Vodafone Group PLC	12,087,598	27,991,259

		166,057,153

TOTAL COMMON STOCKS (Cost $864,794,303)		$839,341,274

SECURITIES LENDING COLLATERAL- 2.92%

United States - 2.92%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,477,633	24,799,863

TOTAL SECURITIES LENDING COLLATERAL (Cost $24,800,862)		$24,799,863

SHORT TERM INVESTMENTS - 0.88%
Paribas Corp.0.03% due 01/04/2010	$7,460,000	$7,460,000

TOTAL SHORT TERM INVESTMENTS (Cost $7,460,000)		$7,460,000

Total Investments (International Value Trust) (Cost $897,055,165) - 102.59%		$871,601,137
Other assets and liabilities, net - (2.59)%		(22,026,443)

TOTAL NET ASSETS - 100.00%		$849,574,694

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Telecommunications Equipment & Services	12.78%
Insurance	11.64%
Pharmaceuticals	7.22%
Business Services	6.80%
Electronics	6.59%

Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.81%

Basic Materials - 1.18%
Monsanto Company	26,000	$2,125,500

Communications - 8.63%
AT&T, Inc.	96,000	2,690,880
Comcast Corp., Class A	242,200	4,083,492
Interpublic Group of Companies, Inc. *	241,000	1,778,580
Omnicom Group, Inc.	54,650	2,139,547
QUALCOMM, Inc.	58,600	2,710,836
Viacom, Inc., Class B *	71,600	$2,128,668

		15,532,003

Consumer, Cyclical - 7.45%
BorgWarner, Inc. (a)	55,062	1,829,160
Carnival Corp. *	75,901	2,405,303
Lowe’s Companies, Inc.	76,700	1,794,013
PACCAR, Inc.	79,950	2,899,786
Southwest Airlines Company	139,100	1,589,913
Wal-Mart Stores, Inc.	53,800	2,875,610

		13,393,785

Consumer, Non-cyclical - 23.87%
Allergan, Inc.	45,774	2,884,220
Amgen, Inc. *	36,600	2,070,462
Avon Products, Inc.	60,300	1,899,450
Covidien PLC	104,300	4,994,927
Estee Lauder Companies, Inc., Class A	35,400	1,711,944
Fortune Brands, Inc.	61,000	2,635,200
Genzyme Corp. *	25,998	1,274,162
Medco Health Solutions, Inc. *	21,100	1,348,501
Medtronic, Inc.	83,166	3,657,641
Merck & Company, Inc.	76,900	2,809,926
Millipore Corp. * (a)	14,700	1,063,545
PepsiCo, Inc.	58,900	3,581,120
Pfizer, Inc.	245,700	4,469,283
Procter & Gamble Company	71,000	4,304,730
Sysco Corp.	44,323	1,238,384
UnitedHealth Group, Inc.	98,000	2,987,040

		42,930,535

Energy - 13.19%
Baker Hughes, Inc.	60,400	2,444,992
Chevron Corp.	50,200	3,864,898
EOG Resources, Inc.	15,000	1,459,500
Exxon Mobil Corp.	47,700	3,252,663
Hess Corp.	36,800	2,226,400
Marathon Oil Corp.	64,100	2,001,202
Noble Corp.	32,800	1,334,960
Peabody Energy Corp.	41,400	1,871,694
Ultra Petroleum Corp. *	52,400	2,612,664
Williams Companies, Inc.	125,600	2,647,648

		23,716,621

Financial - 13.73%
ACE, Ltd. *	29,700	1,496,880
AFLAC, Inc.	58,400	2,701,000
Bank of America Corp.	147,600	2,222,856
Bank of New York Mellon Corp.	78,476	2,194,974
City National Corp. (a)	19,300	880,080
Discover Financial Services	126,643	1,862,918
JPMorgan Chase & Company	111,200	4,633,704
Morgan Stanley	65,687	1,944,335
Principal Financial Group, Inc.	97,400	2,341,496
Wells Fargo & Company	163,322	4,408,061

		24,686,304

Industrial - 8.79%
Ball Corp.	18,200	940,940

The accompanying notes are an integral part of the financial statements.

141

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
FedEx Corp.	50,617	$4,223,989
General Dynamics Corp.	56,400	3,844,788
Illinois Tool Works, Inc.	71,452	3,428,981
Pall Corp.	50,200	1,817,240
Ryder Systems, Inc.	37,600	1,547,992

		15,803,930

Technology - 15.79%
Apple, Inc. *	22,000	4,638,920
Autodesk, Inc. *	85,400	2,170,014
Broadcom Corp., Class A *	67,400	2,119,730
Hewlett-Packard Company	74,500	3,837,495
Intersil Corp., Class A	58,900	903,526
Intuit, Inc. *	38,800	1,191,548
KLA-Tencor Corp.	40,400	1,460,864
Marvell Technology Group, Ltd. *	83,500	1,732,625
Microsoft Corp.	174,700	5,326,603
National Semiconductor Corp. (a)	54,700	840,192
Seagate Technology	89,700	1,631,643
VMware, Inc., Class A * (a)	60,000	2,542,800

		28,395,960

Utilities - 5.18%
American Electric Power Company, Inc.	84,957	2,955,654
Dynegy, Inc., Class A *	214,000	387,340
Exelon Corp.	68,587	3,351,847
FirstEnergy Corp.	43,300	2,011,285
Pepco Holdings, Inc.	36,219	610,290

		9,316,416

TOTAL COMMON STOCKS (Cost $161,558,723)		$175,901,054

INVESTMENT COMPANIES - 0.50%

Investment Companies - 0.50%
SPDR Trust Series 1	8,000	891,520

TOTAL INVESTMENT COMPANIES (Cost $840,370)		$891,520

SECURITIES LENDING COLLATERAL - 2.41%

Securities Lending Collateral - 2.41%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	433,547	4,339,586

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,339,762)		$4,339,586

REPURCHASE AGREEMENTS - 1.75%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $3,154,000 on 01/04/2010, collateralized by $2,970,000 Federal Home Loan Mortgage Corp., 4.375% due 07/20/2015 (valued at $3,222,450, including interest)	$3,154,000	$3,154,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,154,000)		$3,154,000

Total Investments (Large Cap Trust) (Cost $169,892,855) - 102.47%		$184,286,160
Other assets and liabilities, net - (2.47)%		(4,450,414)

TOTAL NET ASSETS - 100.00%		$179,835,746

Large Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.57%

Basic Materials - 6.42%
Cabot Corp.	25,000	$655,750
Eastman Chemical Company	65,000	3,915,600
International Paper Company	192,000	5,141,760
Lubrizol Corp. (a)	54,000	3,939,300
MeadWestvaco Corp.	143,000	4,094,090
PPG Industries, Inc.	74,000	4,331,960
RPM International, Inc.	61,000	1,240,130
Temple-Inland, Inc.	35,000	738,850

		24,057,440

Communications - 5.89%
Amdocs, Ltd. *	29,000	827,370
AT&T, Inc.	310,000	8,689,300
Verizon Communications, Inc.	301,000	9,972,130
Viacom, Inc., Class B *	86,000	2,556,780

		22,045,580

Consumer, Cyclical - 5.10%
AutoNation, Inc. *	83,000	1,589,450
Big Lots, Inc. *	134,000	3,883,320
Ingram Micro, Inc., Class A *	61,000	1,064,450
Limited Brands, Inc.	199,000	3,828,760
Signet Jewelers, Ltd. *	30,000	801,600
Tech Data Corp. *	87,000	4,059,420
The Gap, Inc.	184,000	3,854,800

		19,081,800

Consumer, Non-cyclical - 23.42%
AmerisourceBergen Corp.	178,000	4,640,460
Amgen, Inc. *	58,000	3,281,060
Cardinal Health, Inc.	144,000	4,642,560
Community Health Systems, Inc. * (a)	119,000	4,236,400
Coventry Health Care, Inc. *	165,000	4,007,850
Del Monte Foods Company	283,000	3,209,220
Endo Pharmaceutical Holdings, Inc. *	164,000	3,363,640

The accompanying notes are an integral part of the financial statements.

142

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Forest Laboratories, Inc. *	78,000	$2,504,580
Humana, Inc. *	97,000	4,257,330
Kimberly-Clark Corp.	62,000	3,950,020
Kinetic Concepts, Inc. *	92,000	3,463,800
Lincare Holdings, Inc. *	113,000	4,194,560
Lorillard, Inc.	48,000	3,851,040
Manpower, Inc.	75,000	4,093,500
McKesson Corp.	70,000	4,375,000
Pfizer, Inc.	153,000	2,783,070
R.R. Donnelley & Sons Company	183,000	4,075,410
Reynolds American, Inc.	83,000	4,396,510
Sara Lee Corp.	177,000	2,155,860
Tenet Healthcare Corp. *	7,000	37,730
UnitedHealth Group, Inc.	228,000	6,949,440
Watson Pharmaceuticals, Inc. *	68,000	2,693,480
WellPoint, Inc. *	112,000	6,528,480

		87,691,000

Energy - 22.36%
Atwood Oceanics, Inc. *	81,000	2,903,850
Chevron Corp.	44,000	3,387,560
ConocoPhillips Company	103,000	5,260,210
El Paso Corp.	372,000	3,656,760
ENSCO International PLC, SADR *	94,000	3,754,360
Exxon Mobil Corp.	140,000	9,546,600
Helix Energy Solutions Group, Inc. *	270,000	3,172,500
Marathon Oil Corp.	164,000	5,120,080
Murphy Oil Corp.	25,000	1,355,000
Nabors Industries, Ltd. *	208,000	4,553,120
National Oilwell Varco, Inc.	117,000	5,158,530
Oil States International, Inc. *	106,000	4,164,740
Patterson-UTI Energy, Inc.	1,000	15,350
Pride International, Inc. *	142,000	4,531,220
Rowan Companies, Inc. *	159,000	3,599,760
SEACOR Holdings, Inc. *	32,000	2,440,000
Southern Union Company	141,000	3,200,700
Tesoro Corp. (a)	272,000	3,685,600
Tidewater, Inc. (a)	85,000	4,075,750
Williams Companies, Inc.	222,000	4,679,760
XTO Energy, Inc.	118,000	5,490,540

		83,751,990

Financial - 15.43%
Aetna, Inc.	138,000	4,374,600
Allied World Assurance Holdings, Ltd.	72,000	3,317,040
American Financial Group, Inc.	146,000	3,642,700
Bank of America Corp.	70,000	1,054,200
Broadridge Financial Solutions, Inc.	93,000	2,098,080
Chubb Corp.	97,000	4,770,460
Endurance Specialty Holdings, Ltd.	69,000	2,568,870
Everest Re Group, Ltd.	37,000	3,170,160
Fidelity National Information Services, Inc.	44,000	1,031,360
Goldman Sachs Group, Inc.	52,000	8,779,680
HCC Insurance Holdings, Inc.	131,000	3,664,070
JPMorgan Chase & Company	84,000	3,500,280
PartnerRe, Ltd.	51,000	3,807,660
RenaissanceRe Holdings, Ltd.	68,000	3,614,200
The Travelers Companies, Inc.	113,000	5,634,180
Unum Group	141,000	2,752,320

		57,779,860

Industrial - 9.06%
Ball Corp.	12,000	620,400
Bemis Company, Inc.	76,000	2,253,400
Carlisle Companies, Inc.	34,000	1,164,840
Eaton Corp.	69,000	4,389,780
General Electric Company	265,000	4,009,450
Harsco Corp.	20,000	644,600
Hubbell, Inc., Class B	10,000	473,000
KBR, Inc.	191,000	3,629,000
Northrop Grumman Corp.	89,000	4,970,650
Pactiv Corp. *	160,000	3,862,400
Ryder Systems, Inc.	69,000	2,840,730
Sealed Air Corp.	24,000	524,640
SPX Corp.	37,000	2,023,900
Timken Company	91,000	2,157,610
Trinity Industries, Inc.	22,000	383,680

		33,948,080

Technology - 5.36%
CA, Inc.	179,000	4,020,340
Computer Sciences Corp. *	82,000	4,717,460
DST Systems, Inc. *	20,000	871,000
IMS Health, Inc.	195,000	4,106,700
Thomas & Betts Corp. *	61,000	2,183,190
Western Digital Corp. *	95,000	4,194,250

		20,092,940

Utilities - 6.53%
AES Corp. *	284,000	3,780,040
Atmos Energy Corp.	64,000	1,881,600
CMS Energy Corp. (a)	59,000	923,940
DTE Energy Company	17,000	741,030
Edison International	78,000	2,712,840
Mirant Corp. *	241,000	3,680,070
NiSource, Inc.	262,000	4,029,560
NRG Energy, Inc. *	170,000	4,013,700
UGI Corp.	111,000	2,685,090

		24,447,870

TOTAL COMMON STOCKS (Cost $345,716,662)		$372,896,560

SECURITIES LENDING COLLATERAL - 2.55%

Securities Lending Collateral - 2.55%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	953,367	9,542,725

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,542,121)		$9,542,725

The accompanying notes are an integral part of the financial statements.

143

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.33%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $1,254,000 on 01/04/2010, collateralized by $1,180,000 Federal Home Loan Mortgage Corp., 4.375% due 07/19/2015 (valued at $1,280,300, including interest)	$1,254,000	$1,254,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,254,000)		$1,254,000

Total Investments (Large Cap Value Trust) (Cost $356,512,783) - 102.45%		$383,693,285
Other assets and liabilities, net - (2.45)%		(9,191,858)

TOTAL NET ASSETS - 100.00%		$374,501,427

Mid Cap Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.96%

Basic Materials - 4.17%
CF Industries Holdings, Inc.	84,000	$7,625,520
Cliffs Natural Resources, Inc. (a)	181,900	8,383,771
Intrepid Potash, Inc. * (a)	287,200	8,377,624
Steel Dynamics, Inc.	426,000	7,548,720

		31,935,635

Communications - 10.36%
American Tower Corp., Class A *	183,975	7,949,560
Atheros Communications, Inc. * (a)	356,500	12,206,560
Ctrip.com International, Ltd., ADR * (a)	105,400	7,574,044
Equinix, Inc. * (a)	105,300	11,177,595
Focus Media Holding, Ltd., ADR * (a)	665,300	10,545,005
Juniper Networks, Inc. *	255,800	6,822,186
McAfee, Inc. *	165,900	6,730,563
Rackspace Hosting, Inc. * (a)	387,100	8,071,035
RF Micro Devices, Inc. *	1,755,400	8,373,258

		79,449,806

Consumer, Cyclical - 24.49%
Advance Auto Parts, Inc.	241,000	9,755,680
Bally Technologies, Inc. *	168,800	6,969,752
Best Buy Company, Inc.	269,400	10,630,524
Coach, Inc.	368,200	13,450,346
D.R. Horton, Inc.	732,000	7,956,840
Dick’s Sporting Goods, Inc. *	294,900	7,334,163
DreamWorks Animation SKG, Inc., Class A *	207,061	8,272,087
Hanesbrands, Inc. *	602,400	14,523,864
Huabao International Holdings, Ltd.	8,575,000	9,257,237
JetBlue Airways Corp. * (a)	1,226,700	6,685,515
MGM Mirage, Inc. * (a)	765,140	6,978,077
MRV Engenharia e Participacoes SA	1,066,200	8,511,100
Pool Corp. (a)	361,623	6,899,767
Pulte Homes, Inc. *	318,700	3,187,000
Staples, Inc. (a)	310,300	7,630,277
Tam SA * (a)	339,100	7,534,802
Tempur-Pedic International, Inc. *	367,450	8,682,843
The Cheesecake Factory, Inc. *	391,300	8,448,167
The Gap, Inc.	325,600	6,821,320
Urban Outfitters, Inc. *	347,800	12,169,522
US Airways Group, Inc. * (a)	1,178,600	5,704,424
Warnaco Group, Inc. *	244,800	10,328,112

		187,731,419

Consumer, Non-cyclical - 20.73%
Alkermes, Inc. *	211,199	1,987,383
Amylin Pharmaceuticals, Inc. * (a)	175,033	2,483,718
Auxilium Pharmaceuticals, Inc. * (a)	282,400	8,466,352
Avon Products, Inc.	206,900	6,517,350
Beckman Coulter, Inc.	102,600	6,714,144
Blue Nile, Inc. * (a)	82,900	5,250,057
Corinthian Colleges, Inc. * (a)	20,800	286,416
Corrections Corp. of America *	324,500	7,966,475
Coventry Health Care, Inc. *	319,600	7,763,084
Daiichi Sankyo Company, Ltd.	370,400	7,749,960
Edwards Lifesciences Corp. *	85,600	7,434,360
Great American Group, Inc. *	939,600	3,476,520
Green Mountain Coffee Roasters, Inc. * (a)	128,500	10,468,895
Herbalife, Ltd.	170,400	6,913,128
Hologic, Inc. *	415,900	6,030,550
Humana, Inc. *	178,000	7,812,420
Intuitive Surgical, Inc. * (a)	32,100	9,736,572
Jarden Corp.	477,604	14,762,740
Localiza Rent A Car SA	716,700	7,910,108
Shionogi & Company, Ltd.	271,500	5,871,609
VistaPrint NV * (a)	162,500	9,207,250
Watson Pharmaceuticals, Inc. *	198,700	7,870,507
Western Union Company *	329,985	6,220,217

		158,899,815

Energy - 3.22%
Baker Hughes, Inc.	156,900	6,351,312
Exterran Holdings, Inc. *	5,061	108,558
Karoon Gas Australia, Ltd. *	284,175	2,670,183
Massey Energy Company	195,800	8,225,558
Peabody Energy Corp.	162,800	7,360,188

		24,715,799

Financial - 3.80%
Ameriprise Financial, Inc.	276,400	10,729,848
Fortis Group SA *	1,686,282	6,247,435
Invesco, Ltd.	413,300	9,708,417
Pearl Group, Ltd. * (a)	99,019	1,055,642
Waddell & Reed Financial, Inc., Class A	46,000	1,404,840

		29,146,182

Industrial - 14.05%
BE Aerospace, Inc. *	498,100	11,705,350
Brink’s Home Security Holdings, Inc. *	148,300	4,840,512
Eagle Materials, Inc.	331,400	8,632,970
Hansen Transmissions International NV *	3,862,944	6,796,600
Illinois Tool Works, Inc.	196,800	9,444,432
Ingersoll-Rand PLC (a)	441,700	15,786,358
J.B. Hunt Transport Services, Inc.	220,800	7,125,216

The accompanying notes are an integral part of the financial statements.

144

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Jabil Circuit, Inc.	644,500	$11,194,965
Kennametal, Inc.	262,300	6,798,816
Lennox International, Inc.	186,000	7,261,440
Masco Corp.	674,838	9,319,513
Regal-Beloit Corp. (a)	168,825	8,768,770

		107,674,942

Technology - 18.14%
Adobe Systems, Inc. *	200,200	7,363,356
BMC Software, Inc. *	178,100	7,141,810
Broadcom Corp., Class A *	252,000	7,925,400
Concur Technologies, Inc. *	149,400	6,386,850
Cypress Semiconductor Corp. * (a)	750,700	7,927,392
Marvell Technology Group, Ltd. *	512,200	10,628,150
Maxim Integrated Products, Inc.	455,700	9,250,710
Red Hat, Inc. *	286,700	8,859,030
Riverbed Technology, Inc. *	405,300	9,309,741
SanDisk Corp. *	391,700	11,355,383
Seagate Technology	836,400	15,214,116
Skyworks Solutions, Inc. * (a)	752,800	10,682,232
SXC Health Solutions Corp. *	244,245	13,177,018
Trimble Navigation, Ltd. *	319,700	8,056,440
Triquint Semiconductor, Inc. *	971,300	5,827,800

		139,105,428

TOTAL COMMON STOCKS (Cost $629,020,879)		$758,659,026

SECURITIES LENDING COLLATERAL- 15.32%

Securities Lending Collateral - 15.32%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	11,733,735	117,448,820

TOTAL SECURITIES LENDING COLLATERAL (Cost $117,454,707)		$117,448,820

REPURCHASE AGREEMENTS - 1.22%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $9,400,010 on 01/04/2010, collateralized by $11,280,156 Federal National Mortgage Association, 5.478% due 10/01/2038 (valued at $9,588,001, including interest)	$9,400,000	$9,400,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,400,000)		$9,400,000

Total Investments (Mid Cap Stock Trust) (Cost $755,875,586) - 115.50%		$885,507,846
Other assets and liabilities, net - (15.50)%		(118,864,542)

TOTAL NET ASSETS - 100.00%		$766,643,304

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.29%

Basic Materials - 8.55%
Agrium, Inc.	6,849	$421,213
Eastman Chemical Company	37,330	2,248,759
Freeport-McMoRan Copper & Gold, Inc., Class B *	21,764	1,747,431
Lubrizol Corp.	24,463	1,784,576
Nucor Corp.	28,049	1,308,486
PPG Industries, Inc. (a)	25,770	1,508,576
Rayonier, Inc.	28,943	1,220,237
Steel Dynamics, Inc.	33,201	588,322
United States Steel Corp. (a)	14,300	788,216

		11,615,816

Communications - 3.17%
CenturyTel, Inc.	50,159	1,816,257
Qwest Communications International, Inc. (a)	354,639	1,493,030
Windstream Corp.	90,111	990,320

		4,299,607

Consumer, Cyclical - 11.73%
Abercrombie & Fitch Company, Class A	18,600	648,210
AMR Corp. *	42,323	327,157
Bed Bath & Beyond, Inc. * (a)	13,618	526,063
Continental Airlines, Inc., Class B * (a)	29,568	529,859
D.R. Horton, Inc.	42,305	459,855
Delta Air Lines, Inc. *	77,828	885,683
Family Dollar Stores, Inc. (a)	22,553	627,650
Ford Motor Company *	20,187	201,870
Genuine Parts Company	15,743	597,604
Goodyear Tire & Rubber Company *	85,189	1,201,165
Hasbro, Inc.	25,204	808,040
J.C. Penney Company, Inc.	7,308	194,466
KB Home (a)	16,368	223,914
Macy’s, Inc.	78,303	1,312,358
Mohawk Industries, Inc. *	16,783	798,871
National Cinemedia, Inc.	67,705	1,121,872
Penn National Gaming, Inc. *	16,471	447,682
Pulte Homes, Inc. *	51,847	518,470
Regal Entertainment Group, Class A	82,352	1,189,163
Royal Caribbean Cruises, Ltd. * (a)	17,834	450,844
Starwood Hotels & Resorts Worldwide, Inc.	26,892	983,440
UAL Corp. *	22,033	284,446
US Airways Group, Inc. * (a)	54,150	262,086
VF Corp.	18,253	1,336,850

		15,937,618

Consumer, Non-cyclical - 12.60%
Covance, Inc. *	21,205	1,157,157
Forest Laboratories, Inc. *	38,757	1,244,487
Hospira, Inc. *	29,777	1,518,627
King Pharmaceuticals, Inc. *	87,462	1,073,159
Life Technologies Corp. *	22,940	1,198,156
Lorillard, Inc.	57,792	4,636,652
McKesson Corp.	15,838	989,875
Mylan, Inc. * (a)	183,812	3,387,655
Ritchie Brothers Auctioneers, Inc.	61,680	1,383,483
Universal Health Services, Inc., Class B	17,056	520,208

		17,109,459

The accompanying notes are an integral part of the financial statements.

145

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy - 12.07%
Alpha Natural Resources, Inc. *	19,642	$852,070
Cameron International Corp. *	36,284	1,516,671
El Paso Corp.	84,702	832,621
Enbridge, Inc.	58,198	2,689,912
EQT Corp.	17,781	780,941
Newfield Exploration Company *	33,187	1,600,609
Noble Corp.	19,966	812,616
Pioneer Natural Resources Company	27,977	1,347,652
Questar Corp.	28,468	1,183,415
Smith International, Inc. (a)	24,835	674,767
Southwestern Energy Company *	30,127	1,452,121
Sunoco, Inc.	14,874	388,211
Transocean, Ltd. *	5,935	491,418
Ultra Petroleum Corp. *	26,450	1,318,797
Valero Energy Corp.	27,293	457,158

		16,398,979

Financial - 18.27%
Aon Corp.	22,640	868,018
Arch Capital Group, Ltd. *	6,696	479,099
Artio Global Investors, Inc. *	13,933	355,152
Assurant, Inc.	38,275	1,128,347
Avalon Bay Communities, Inc., REIT (a)	12,150	997,636
Axis Capital Holdings, Ltd.	42,815	1,216,374
Boston Properties, Inc., REIT	7,309	490,215
Cullen Frost Bankers, Inc.	13,110	655,500
Equity Residential, REIT	37,960	1,282,289
Everest Re Group, Ltd.	27,597	2,364,511
Invesco, Ltd.	61,019	1,433,336
Lincoln National Corp.	49,050	1,220,364
M&T Bank Corp. (a)	12,190	815,389
PartnerRe, Ltd.	31,434	2,346,862
Pebblebrook Hotel Trust *	14,821	326,210
PICO Holdings, Inc. *	14,584	477,334
ProLogis, REIT (a)	49,371	675,889
SLM Corp. *	18,735	211,143
The St. Joe Company * (a)	24,245	700,438
Transatlantic Holdings, Inc.	14,661	763,985
Ventas, Inc., REIT	21,225	928,382
Willis Group Holdings, Ltd.	31,718	836,721
XL Capital, Ltd., Class A	231,784	4,248,601

		24,821,795

Industrial - 16.52%
A.O. Smith Corp.	22,095	958,702
AGCO Corp. *	19,546	632,118
Cemex SA de CV, SADR *	64,754	765,392
Chicago Bridge & Iron Company N.V. * (a)	35,685	721,551
Cooper Industries PLC	78,739	3,357,431
CSX Corp.	31,648	1,534,612
Eaton Corp.	35,384	2,251,130
Fluor Corp.	12,189	548,993
Foster Wheeler AG *	19,375	570,400
Goodrich Corp.	23,850	1,532,362
Ingersoll-Rand PLC (a)	48,939	1,749,080
Insituform Technologies, Inc., Class A *	7,846	178,261
Jacobs Engineering Group, Inc. *	13,094	492,465
Kansas City Southern *	47,877	1,593,825
KBR, Inc.	19,842	376,998
Manitowoc Company, Inc. (a)	66,113	659,147
McDermott International, Inc. *	30,389	729,640
Parker-Hannifin Corp.	18,975	1,022,373
Rockwell Automation, Inc.	18,176	853,908
Stanley Works (a)	18,919	974,518
W.W. Grainger, Inc.	9,599	929,471

		22,432,377

Technology - 9.50%
Adobe Systems, Inc. *	30,678	1,128,337
Agilent Technologies, Inc. *	45,593	1,416,574
Autodesk, Inc. *	47,222	1,199,911
BMC Software, Inc. *	35,964	1,442,156
Brocade Communications Systems, Inc. *	95,303	727,162
Celestica, Inc. *	158,146	1,492,898
Check Point Software Technologies, Ltd. *	10,228	346,525
Computer Sciences Corp. *	7,403	425,895
LSI Logic Corp. *	248,129	1,491,255
Maxim Integrated Products, Inc.	72,156	1,464,767
MEMC Electronic Materials, Inc. *	10,827	147,464
Microchip Technology, Inc. (a)	55,801	1,621,577

		12,904,521

Utilities - 5.88%
Allegheny Energy, Inc.	52,854	1,241,012
DTE Energy Company	26,608	1,159,843
Pepco Holdings, Inc.	92,740	1,562,669
Pinnacle West Capital Corp.	15,116	552,943
Sempra Energy	32,785	1,835,304
Wisconsin Energy Corp.	32,739	1,631,385

		7,983,156

TOTAL COMMON STOCKS (Cost $101,167,955)		$133,503,328

CORPORATE BONDS - 0.32%

Consumer, Cyclical - 0.32%
Ford Motor Company 4.25% due 11/15/2016	351,000	440,066

TOTAL CORPORATE BONDS (Cost $351,000)		$440,066

CONVERTIBLE BONDS - 0.22%

Communications - 0.22%
Qwest Communications International, Inc.3.50% due 11/15/2025	289,000	299,838

TOTAL CONVERTIBLE BONDS (Cost $390,872)		$299,838

SECURITIES LENDING COLLATERAL - 11.65%

Securities Lending Collateral - 11.65%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,580,717	15,822,184

TOTAL SECURITIES LENDING COLLATERAL (Cost $15,823,153)		$15,822,184

The accompanying notes are an integral part of the financial statements.

146

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 1.18%
BNP Paribas Financial, Inc.0.13% due 01/04/2010	$1,600,000	$1,599,997

TOTAL SHORT TERM INVESTMENTS (Cost $1,599,997)		$1,599,997

Total Investments (Mid Cap Value Equity Trust) (Cost $119,332,977) - 111.66%		$151,665,413
Other assets and liabilities, net - (11.66)%		(15,839,342)

TOTAL NET ASSETS - 100.00%		$135,826,071

Mid Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.02%

Basic Materials - 5.55%
Alcoa, Inc.	147,100	$2,371,252
AngloGold Ashanti, Ltd., SADR (a)	7,500	301,350
Domtar Corp. * (a)	53,383	2,957,952
Franco-Nevada Corp.	160,800	4,320,390
Freeport-McMoRan Copper & Gold, Inc.,
Class B *	31,500	2,529,135
Gold Fields, Ltd., SADR (a)	221,800	2,907,798
International Flavors & Fragrances, Inc.	87,400	3,595,636
Temple-Inland, Inc. (a)	282,800	5,969,908
Weyerhaeuser Company	374,200	16,142,988

		41,096,409

Communications - 7.90%
Cablevision Systems Corp., Class A	11,600	299,512
Discovery Communications, Inc., Series A * (a)	53,950	1,654,647
Discovery Communications, Inc., Series C *	74,450	1,974,414
DISH Network Corp.	211,200	4,386,624
Expedia, Inc. * (a)	117,700	3,026,067
Harris Corp.	104,100	4,949,955
Liberty Media Corp - Starz, Series A *	50,100	2,312,115
Liberty Media Corp. - Interactive A *	624,300	6,767,412
Meredith Corp. (a)	314,100	9,689,985
Motorola, Inc. *	791,100	6,138,936
Scripps Networks Interactive, Inc., Class A	121,000	5,021,500
Telephone & Data Systems, Inc. - Special Shares	196,300	5,928,260
Telephone & Data Systems, Inc.	92,500	3,137,600
The Washington Post Company, Class B	7,300	3,209,080

		58,496,107

Consumer, Cyclical - 12.55%
Bed Bath & Beyond, Inc. * (a)	102,800	3,971,164
BorgWarner, Inc. (a)	193,900	6,441,358
CarMax, Inc. * (a)	174,000	4,219,500
Cintas Corp.	224,900	5,858,645
Delta Air Lines, Inc. *	471,900	5,370,222
Dollar General Corp. *	137,600	3,086,368
Harman International Industries, Inc. (a)	89,100	3,143,448
Hasbro, Inc. (a)	112,800	3,616,368
Hyatt Hotels Corp. * (a)	16,600	494,846
International Game Technology	370,100	6,946,777
Mattel, Inc.	325,700	6,507,486
Scholastic Corp.	222,124	6,625,959
Southwest Airlines Company	1,389,800	15,885,414
The Gap, Inc.	445,200	9,326,940
Tiffany & Company	89,600	3,852,800
TRW Automotive Holdings Corp. *	73,900	1,764,732
WABCO Holdings, Inc.	224,100	5,779,539

		92,891,566

Consumer, Non-cyclical - 22.21%
Alberto-Culver Company	276,100	8,086,969
Biogen Idec, Inc. *	29,000	1,551,500
Boston Scientific Corp. *	422,300	3,800,700
Brown Forman Corp., Class B	53,500	2,865,995
Campbell Soup Company	272,200	9,200,360
Cardinal Health, Inc.	271,600	8,756,384
Career Education Corp. * (a)	315,900	7,363,629
CareFusion Corp. *	303,000	7,578,030
Coca-Cola Enterprises, Inc.	28,146	596,695
Equifax, Inc.	179,700	5,550,933
Estee Lauder Companies, Inc., Class A	151,600	7,331,376
Fortune Brands, Inc.	146,700	6,337,440
Healthsouth Corp. * (a)	702,870	13,192,870
Hershey Company	191,300	6,846,627
Hertz Global Holdings, Inc. * (a)	369,100	4,399,672
Lincare Holdings, Inc. *	48,700	1,807,744
Manpower, Inc.	188,300	10,277,414
McCormick & Company, Inc. (a)	149,100	5,386,983
OSI Pharmaceuticals, Inc. *	77,000	2,389,310
Paychex, Inc. (a)	249,300	7,638,552
Select Medical Holdings Corp. *	362,800	3,852,936
Stryker Corp.	109,700	5,525,589
Sysco Corp.	304,900	8,518,906
The Kroger Company	472,600	9,702,478
Tootsie Roll Industries, Inc. (a)	95,147	2,605,125
Verisk Analytics, Inc., Class A *	107,300	3,249,044
Weight Watchers International, Inc.	262,050	7,641,378
Whole Foods Market, Inc. * (a)	86,300	2,368,935

		164,423,574

Energy - 8.58%
Arch Coal, Inc.	220,333	4,902,409
Baker Hughes, Inc.	7,000	283,360
BJ Services Company	376,000	6,993,600
Cimarex Energy Company	200,700	10,631,079
Murphy Oil Corp.	151,100	8,189,620
Nexen, Inc.	604,200	14,458,506
Suncor Energy, Inc.	171,300	6,048,603
Sunoco, Inc.	209,800	5,475,780
Williams Companies, Inc.	311,000	6,555,880

		63,538,837

Financial - 17.95%
Allstate Corp.	254,800	7,654,192
Arthur J. Gallagher & Company	70,400	1,584,704
Assured Guaranty, Ltd.	32,300	702,848
Axis Capital Holdings, Ltd.	28,800	818,208
Cincinnati Financial Corp. (a)	106,700	2,799,808

The accompanying notes are an integral part of the financial statements.

147

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Commerce Bancshares, Inc.	83,638	$3,238,463
Cousins Properties, Inc., REIT (a)	340,523	2,598,191
Discover Financial Services	604,500	8,892,195
Duke Realty Corp., REIT	51,500	626,755
E*TRADE Financial Corp. * (a)	2,088,500	3,654,875
Federal Realty Investment Trust, REIT	7,800	528,216
First American Corp.	78,300	2,592,513
First Horizon National Corp. * (a)	432,604	5,796,893
Greenhill & Company, Inc. (a)	75,200	6,034,048
Janus Capital Group, Inc.	642,200	8,637,590
KeyCorp	817,600	4,537,680
Kimco Realty Corp., REIT (a)	473,000	6,399,690
Marsh & McLennan Companies, Inc.	328,100	7,244,448
Marshall & Ilsley Corp.	660,700	3,600,815
Northern Trust Corp.	195,300	10,233,720
OneBeacon Insurance Group, Ltd.	162,400	2,237,872
Progressive Corp. *	367,700	6,614,923
Radian Group, Inc.	210,600	1,539,486
SL Green Realty Corp., REIT (a)	97,800	4,913,472
Starwood Property Trust, Inc.	132,300	2,499,147
The St. Joe Company * (a)	293,000	8,464,770
The Travelers Companies, Inc.	69,217	3,451,160
Valley National Bancorp (a)	143,871	2,032,897
Vornado Realty Trust, REIT	27,070	1,893,276
Weingarten Realty Investors, REIT (a)	170,700	3,378,153
WestAmerica Bancorp (a)	95,600	5,293,372
Wilmington Trust Corp. (a)	192,700	2,377,918

		132,872,298

Industrial - 6.50%
AVX Corp.	482,000	6,106,940
Dover Corp.	51,400	2,138,754
Molex, Inc.	572,700	10,955,751
Nalco Holding Company	279,300	7,124,943
National Instruments Corp.	123,500	3,637,075
Raytheon Company	83,500	4,301,920
Textron, Inc. (a)	271,200	5,101,272
Tyco Electronics, Ltd. *	356,200	8,744,710

		48,111,365

Technology - 4.34%
ASML Holding NV (a)	78,983	2,692,531
Automatic Data Processing, Inc.	37,500	1,605,750
CA, Inc.	139,900	3,142,154
Electronic Arts, Inc. *	166,300	2,951,825
National Semiconductor Corp. (a)	126,300	1,939,968
Novellus Systems, Inc. *	302,300	7,055,682
Seagate Technology	248,500	4,520,215
Total Systems Services, Inc.	376,286	6,498,459
Xilinx, Inc.	67,600	1,694,056

		32,100,640

Utilities - 8.44%
Allegheny Energy, Inc.	342,000	8,030,160
Ameren Corp.	72,413	2,023,943
American Electric Power Company, Inc.	126,500	4,400,935
Calpine Corp. *	476,600	5,242,600
Constellation Energy Group, Inc.	158,500	5,574,445
Duke Energy Corp.	309,900	5,333,379
FirstEnergy Corp.	61,300	2,847,385
Mirant Corp. *	634,900	9,694,923
NiSource, Inc.	290,700	4,470,966
NRG Energy, Inc. * (a)	235,800	5,567,238
Pepco Holdings, Inc.	200,700	3,381,795
Pinnacle West Capital Corp.	65,300	2,388,674
PNM Resources, Inc.	86,300	1,091,695
Teco Energy, Inc. (a)	147,400	2,390,828

		62,438,966

TOTAL COMMON STOCKS (Cost $514,563,874)		$695,969,762

PREFERRED STOCKS - 0.28%

Financial - 0.28%
Assured Guaranty, Ltd., 8.50%	23,000	2,100,130

TOTAL PREFERRED STOCKS (Cost $1,150,000)		$2,100,130

CONVERTIBLE BONDS - 1.40%

Basic Materials - 0.30%
Alcoa, Inc.5.25% due 03/15/2014	850,000	2,204,687

Communications - 0.22%
Alcatel-Lucent USA, Inc., Series B 2.875% due 06/15/2025	1,916,000	1,633,390

Consumer, Non-cyclical - 0.38%
Hertz Global Holdings, Inc.5.25% due 06/01/2014	1,711,000	2,788,930

Financial - 0.09%
Janus Capital Group, Inc.3.25% due 07/15/2014	589,000	709,745

Industrial - 0.41%
Textron, Inc., Series TXT 4.50% due 05/01/2013	1,900,000	3,061,375

TOTAL CONVERTIBLE BONDS (Cost $6,981,672)		$10,398,127

SECURITIES LENDING COLLATERAL - 15.43%

Securities Lending Collateral - 15.43%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	11,409,200	114,200,387

TOTAL SECURITIES LENDING COLLATERAL (Cost $114,203,054)		$114,200,387

SHORT TERM INVESTMENTS - 3.45%
State Street Institutional U.S. Government Money Market Fund, 0.344%	$762,341	$762,341

The accompanying notes are an integral part of the financial statements.

148

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
T. Rowe Price Reserve Investment Fund, 0.2628%	$24,737,830	$24,742,228

TOTAL SHORT TERM INVESTMENTS (Cost $25,504,569)		$25,504,569

Total Investments (Mid Value Trust) (Cost $662,403,169) - 114.58%		$848,172,975
Other assets and liabilities, net - (14.58)%		(107,913,551)

TOTAL NET ASSETS - 100.00%		$740,259,424

Mutual Shares Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 83.06%

Australia - 0.34%
Babcock & Brown Infrastructure Group * (a)	534,996	$1,980,869

Canada - 0.17%
MDS, Inc. *	124,999	978,861

Denmark - 1.43%
A P Moller Maersk AS	804	5,622,141
Carlsberg AS, B Shares	38,656	2,852,683

		8,474,824

France - 3.75%
Carrefour SA	61,827	2,972,607
GDF Suez	73,031	3,168,359
Groupe DANONE	25,980	1,582,163
L’Oreal SA	13,866	1,539,471
Pernod-Ricard SA	89,313	7,666,207
Societe Generale	18,850	1,304,278
Total SA	61,110	3,916,024

		22,149,109

Germany - 5.47%
Daimler AG	54,688	2,921,816
Deutsche Bank AG	41,074	2,895,008
Deutsche Bank AG (a)	2,500	177,275
Deutsche Boerse AG	49,207	4,091,135
E.ON AG	212,988	8,891,752
Linde AG	47,828	5,756,817
Siemens AG	82,755	7,590,532

		32,324,335
Hong Kong - 0.46%
Link, REIT	1,073,024	2,719,563

Italy - 0.45%
Intesa Sanpaolo SpA *	594,624	2,664,290

Japan - 1.10%
Japan Tobacco, Inc.	1,022	3,448,390
Nintendo Company, Ltd.	12,765	3,026,151

		6,474,541

Netherlands - 2.64%
Koninklijke KPN NV	324,428	5,502,858
Royal Dutch Shell PLC, A Shares	244,068	7,382,545
TNT Post Group NV	88,934	$2,722,167

		15,607,570
Norway - 1.71%
Orkla ASA	977,135	9,534,150
Tandberg ASA	20,788	592,185

		10,126,335

Singapore - 0.54%
Keppel Corp., Ltd.	544,921	3,170,734

South Korea - 0.41%
KT&G Corp. *	43,760	2,418,046

Spain - 0.57%
Telefonica SA	121,455	3,385,139

Switzerland - 7.24%
ACE, Ltd.	100,584	5,069,433
Nestle SA	215,840	10,486,111
Novartis AG	97,573	5,315,995
Transocean, Ltd. *	110,016	9,109,325
Tyco Electronics, Ltd. *	117,260	2,878,733
Tyco International, Ltd.	114,232	4,075,798
UBS AG *	178,738	2,745,759
Zurich Financial Services AG	14,369	3,124,203

		42,805,357

United Kingdom - 9.42%
Anglo American PLC *	108,124	4,679,482
Barclays PLC	1,178,272	5,192,266
British American Tobacco PLC	385,949	12,520,418
Cable & Wireless PLC	2,369,894	5,352,310
Cadbury PLC	677,996	8,724,591
Imperial Tobacco Group PLC	370,471	11,675,465
Thomas Cook Group PLC	195,669	726,675
Vodafone Group PLC	2,926,814	6,777,625

		55,648,832

United States - 47.36%
Affiliated Computer Services, Inc., Class A *	62,157	3,710,151
Alexander’s, Inc., REIT *	13,593	4,137,981
Alleghany Corp. *	5,696	1,572,096
Altria Group, Inc.	586,079	11,504,731
Baker Hughes, Inc.	41,872	1,694,979
Bank of America Corp.	282,442	4,253,577
Becton, Dickinson & Company	52,170	4,114,126
Berkshire Hathaway, Inc., Class B * (a)	3,527	11,589,722
Bond Street Holdings LLC *	38,700	774,000
Brown Forman Corp., Class B	37,501	2,008,929
Burlington Northern Santa Fe Corp.	44,298	4,368,669
Cerberus Investors I LLC * (b)	384,193	76,839
Cerberus Investors II LLC * (b)	384,193	76,839
Cerberus Investors III LLC * (b)	192,097	38,419
CIT Group, Inc. *	54,487	1,504,386
Community Health Systems, Inc. * (a)	58,797	2,093,173
Conseco, Inc. *	140,706	703,530
CVS Caremark Corp.	501,234	16,144,747
Dell, Inc. *	469,490	6,741,876
Domtar Corp. *	50,879	2,819,205

The accompanying notes are an integral part of the financial statements.

149

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mutual Shares Trust (continued)

		Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Dr. Pepper Snapple Group, Inc. *		309,632	$8,762,586
Eastman Kodak Company * (a)		252,056	1,063,676
Entergy Corp.		35,773	2,927,662
Exelon Corp.		88,395	4,319,864
Exterran Holdings, Inc. * (a)		63,948	1,371,685
Federal Signal Corp.		140,014	842,884
Forestar Real Estate Group, Inc. *		66,554	1,462,857
GenCorp, Inc. *		92,209	645,463
General Mills, Inc.		64,774	4,586,647
Guaranty Bancorp *		21,927	28,944
H & R Block, Inc.		57,416	1,298,750
Hillenbrand, Inc.		71,959	1,355,708
International Paper Company		185,339	4,963,378
Kraft Foods, Inc., Class A		298,021	8,100,211
Lorillard, Inc.		26,127	2,096,169
LSI Logic Corp. *		1,044,213	6,275,720
Marathon Oil Corp.		233,159	7,279,224
Mattel, Inc.		443,605	8,863,228
Maxim Integrated Products, Inc.		199,924	4,058,457
MeadWestvaco Corp.		108,391	3,103,234
Microsoft Corp.		456,063	13,905,361
Morgan Stanley		113,960	3,373,216
Motorola, Inc. *		629,896	4,887,993
News Corp., Class A		955,523	13,081,110
Noble Energy, Inc.		24,714	1,760,131
NRG Energy, Inc. *		83,200	1,964,352
Old Republic International Corp.		253,356	2,543,694
Owens Corning, Inc. *		145,035	3,718,697
Pepsi Bottling Group, Inc.		147,813	5,542,988
PepsiAmericas, Inc.		56,954	1,666,474
Philip Morris International, Inc.		69,721	3,359,855
Pride International, Inc. *		76,444	2,439,328
Reynolds American, Inc.		78,647	4,165,932
Sun Microsystems, Inc. *		303,655	2,845,247
SUPERVALU, Inc.		112,488	1,429,723
Tenet Healthcare Corp. *		1,109,444	5,979,903
The Kroger Company		312,954	6,424,946
The St. Joe Company * (a)		48,379	1,397,669
The Travelers Companies, Inc.		57,688	2,876,324
Time Warner Cable, Inc. *		52,126	2,157,495
UnitedHealth Group, Inc.		221,282	6,744,675
Virgin Media, Inc. (a)		371,022	6,244,300
Wal-Mart Stores, Inc.		64,954	3,471,791
Wells Fargo & Company		66,000	1,781,340
Weyerhaeuser Company		268,041	11,563,289
White Mountains Insurance Group, Ltd.		20,381	6,779,943
Xerox Corp. (a)		523,628	4,429,893

			279,869,991

TOTAL COMMON STOCKS (Cost $487,461,343)			$490,798,396

PREFERRED STOCKS - 0.44%

United States - 0.44%
Bank of America Corp. (g)		175,700	2,621,444

TOTAL PREFERRED STOCKS (Cost $2,637,913)			$2,621,444

TERM LOANS - 4.07%

United States - 4.07%
Boston Generating LLC
0.1256% due 12/21/2013 (b)		$82,367	$63,599
0.1256% due 12/21/2013 (b)		23,043	17,792
2.5006% due 12/21/2013 (b)		361,008	278,750
Charter Communications Operating LLC
2.26% due 03/06/2014 (b)		2,895,468	2,710,882
7.25% due 03/06/2014 (b)		510,011	518,937
CIT Group, Inc.
9.75% due 01/20/2012		2,279,000	2,332,176
13.00% due 01/20/2012 (b)		1,010,000	1,045,981
First Data Corp.
3.0006% due 09/24/2014 (b)		1,312,215	1,160,490
3.0006% due 09/24/2014 (b)		156,992	138,840
3.0006% due 09/24/2014 (b)		641,497	567,324
Lyondell Chemical Company 1.00% due 04/06/2010 (l)		132,000	136,290
Realogy Corp.
0.0939% due 10/10/2013 (b)		1,255,961	1,113,619
3.2844% due 10/10/2013 (b)		3,464,592	3,071,939
3.2869% due 10/10/2013 (b)		4,664,959	4,136,265
4.50% due 10/10/2013 (b)(l)		833,300	738,860
13.50% due 10/15/2017 (b)		219,000	231,410
Spectrum Brands, Inc., Euro Term Loan 8.50% due 04/01/2013 (b)	EUR	353,389	500,901
Spectrum Brands, Inc., Letter of Credit 1.50% due 04/01/2013 (b)		$5,707	5,644
Spectrum Brands, Inc., Term Loan B 8.75% due 04/01/2013 (b)		112,351	111,122
Texas Competitive Electric Holdings Company LLC
3.7347% due 10/10/2014 (b)		1,057,267	859,030
3.7347% due 10/10/2014		2,997,318	2,397,854
3.7506% due 10/10/2014 (b)		2,030,830	1,650,050
3.7506% due 10/10/2014 (b)		325,833	264,740

			24,052,495

TOTAL TERM LOANS (Cost $21,212,724)			$24,052,495

CORPORATE BONDS - 0.56%

United States - 0.56%
American General Finance Corp. 6.90% due 12/15/2017		729,000	506,184
Cerberus Investors I LLC 12.00% due 07/31/2014 (b)		337,200	67,440
Cerberus Investors II LLC 12.00% due 07/31/2014 (b)		337,200	67,440
Cerberus Investors III LLC 12.00% due 07/31/2014 (b)		168,600	33,720
CIT Group, Inc.
7.00% due 05/01/2013		295,990	276,011
7.00% due 05/01/2014		443,989	412,355
7.00% due 05/01/2015		443,989	397,370
7.00% due 05/01/2016		739,984	651,186
7.00% due 05/01/2017		1,035,980	898,712
Northwest Airlines 1.00% due 01/16/2017 ^		170,000	107

The accompanying notes are an integral part of the financial statements.

150

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Tropicana Entertainment LLC 9.625% due 12/15/2014 ^	$1,180,000	$5,900

		3,316,425

TOTAL CORPORATE BONDS (Cost $4,047,333)		$3,316,425

SECURITIES LENDING COLLATERAL- 3.30%

United States - 3.30%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,948,253	19,501,036

TOTAL SECURITIES LENDING COLLATERAL (Cost $19,501,551)		$19,501,036

SHORT TERM INVESTMENTS - 7.27%
U.S. Treasury Bills
0.01% due 02/04/2010 to 06/24/2010	$33,000,000	$32,986,226
0.042% due 01/07/2010	5,000,000	4,999,995
0.059% due 01/28/2010	3,000,000	2,999,937
0.242% due 02/18/2010	2,000,000	1,999,938

TOTAL SHORT TERM INVESTMENTS (Cost $42,982,754)		$42,986,096

REPURCHASE AGREEMENTS - 3.35%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $19,765,000 on 01/04/2010, collateralized by $655,000 Federal Home Loan Bank, 1.625% due 04/06/2012 (valued at $656,638, including interest) and $19,580,000 Federal Home Loan Bank, 1.55% due 06/15/2012 (valued at $19,506,575, including interest)	$19,765,000	$19,765,000

TOTAL REPURCHASE AGREEMENTS (Cost $19,765,000)		$19,765,000

Total Investments (Mutual Shares Trust) (Cost $597,608,618) - 102.05%		$603,040,892
Other assets and liabilities, net - (2.05)%		(12,138,039)

TOTAL NET ASSETS - 100.00%		$590,902,853

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Food & Beverages	11.76%
Tobacco	8.66%
Insurance	3.84%
Telecommunications Equipment & Services	3.47%
Retail Trade	3.32%

Natural Resources Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.74%

Basic Materials - 31.59%
Alumina, Ltd. *	3,567,113	$5,857,513
Anglo American PLC *	100,910	4,367,268
Anglo Platinum, Ltd. *	74,043	7,890,769
AngloGold Ashanti, Ltd., SADR (a)	108,065	4,342,052
Barrick Gold Corp.	142,072	5,594,795
Cameco Corp.	170,878	5,497,145
Gold Fields, Ltd.	194,010	2,552,685
International Paper Company	217,700	5,830,006
Newcrest Mining, Ltd.	88,117	2,761,657
POSCO, SADR (a)	61,400	8,049,540
Rio Tinto PLC, SADR (a)	13,400	2,886,226
Sumitomo Metal Industries, Ltd.	871,000	2,322,148
Vale SA, SADR (a)	444,896	11,042,319
Vedanta Resources PLC (a)	246,571	10,191,005
Xstrata PLC *	480,159	8,457,381

		87,642,509

Energy - 65.15%
Baker Hughes, Inc. (a)	106,000	4,290,880
BP PLC, SADR	96,173	5,575,149
Canadian Natural Resources, Ltd.	185,167	13,455,746
Cenovus Energy, Inc. *	147,608	3,740,127
Chesapeake Energy Corp.	246,100	6,369,068
ConocoPhillips Company	99,859	5,099,799
CONSOL Energy, Inc.	154,414	7,689,817
Denbury Resources, Inc. * (a)	268,900	3,979,720
Devon Energy Corp.	79,000	5,806,500
EnCana Corp.	147,608	4,814,179
Eni SpA, SADR (a)	47,700	2,414,097
EOG Resources, Inc.	122,831	11,951,456
EQT Corp.	114,440	5,026,205
Exxon Mobil Corp.	153,695	10,480,462
Gazprom OAO, SADR	366,161	9,127,506
Halliburton Company	128,898	3,878,541
Hess Corp.	83,100	5,027,550
Lukoil Oil Company, ADR (a)	53,373	3,058,273
Marathon Oil Corp.	135,672	4,235,680
Noble Energy, Inc.	54,636	3,891,176
Peabody Energy Corp.	99,800	4,511,958
PetroChina Company, Ltd., SADR (a)	33,100	3,937,576
Petroleo Brasileiro SA, ADR (a)	115,404	5,502,463
Reliance Industries, Ltd., GDR (a)(h)	91,487	4,190,291
Royal Dutch Shell PLC, ADR	52,731	3,169,660
Suncor Energy, Inc.	284,662	10,127,908
Talisman Energy, Inc.	266,302	5,013,612
Total SA, SADR (a)	121,238	7,764,082
Ultra Petroleum Corp. *	55,400	2,762,244
Valero Energy Corp.	253,334	4,243,345
Williams Companies, Inc.	148,400	3,128,272
XTO Energy, Inc.	138,842	6,460,318

		180,723,660

TOTAL COMMON STOCKS (Cost $254,830,099)		$268,366,169

The accompanying notes are an integral part of the financial statements.

151

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL- 17.42%

Securities Lending Collateral - 17.42%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	4,828,027	$48,326,136

TOTAL SECURITIES LENDING COLLATERAL (Cost $48,327,015)		$48,326,136

REPURCHASE AGREEMENTS - 3.10%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $8,600,010 on 01/04/2010, collateralized by $12,018,113 Federal National Mortgage Association, 6.50% due 04/01/2038 (valued at $8,772,000, including interest)	$8,600,000	$8,600,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,600,000)		$8,600,000

Total Investments (Natural Resources Trust) (Cost $311,757,114) - 117.26%		$325,292,305
Other assets and liabilities, net - (17.26)%		(47,876,673)

TOTAL NET ASSETS - 100.00%		$277,415,632

Optimized All Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.43%

Basic Materials - 3.34%
Anglo American PLC, ADR *	445,091	$9,649,573
Freeport-McMoRan Copper & Gold, Inc., Class B *	272,432	21,873,565
New Gold, Inc. *	1,743,462	6,346,202
Valspar Corp.	209,218	5,678,176

		43,547,516

Communications - 13.39%
Acme Packet, Inc. *	394,406	4,338,466
Aruba Networks, Inc. *	542,723	5,785,427
AT&T, Inc.	354,814	9,945,437
BCE, Inc.	370,686	10,234,641
CenturyTel, Inc.	524,548	18,993,883
Cisco Systems, Inc. *	1,291,548	30,919,659
Comcast Corp., Class A	974,525	16,430,492
Google, Inc., Class A *	53,589	33,224,108
Juniper Networks, Inc. *	358,214	9,553,567
Mobile Telesystems, SADR	319,432	15,617,031
RF Micro Devices, Inc. *	1,199,620	5,722,187
SK Telecom Company, Ltd., ADR	553,317	8,996,934
Syniverse Holdings, Inc. *	264,144	4,617,237

		174,379,069

Consumer, Cyclical - 11.67%
Coach, Inc.	409,701	14,966,377
Crocs, Inc. *	919,469	5,286,947
Dollar Tree, Inc. *	229,087	11,064,902
Ford Motor Company *	2,805,412	$28,054,120
Guess?, Inc.	262,747	11,114,198
Ingram Micro, Inc., Class A *	808,689	14,111,623
Kohl’s Corp. *	277,854	14,984,666
Lumber Liquidators Holdings, Inc. *	210,351	5,637,407
Newell Rubbermaid, Inc.	379,233	5,692,287
Polo Ralph Lauren Corp., Class A	159,096	12,883,594
Sally Beauty Holdings, Inc. *	702,727	5,375,862
Stage Stores, Inc.	196,610	2,430,100
Starbucks Corp. *	388,288	8,953,921
TJX Companies, Inc.	313,352	11,453,016

		152,009,020

Consumer, Non-cyclical - 22.16%
Abbott Laboratories	294,730	15,912,473
ABM Industries, Inc.	345,502	7,138,071
Alliance Data Systems Corp. *	155,240	10,026,951
Baxter International, Inc.	291,283	17,092,486
Coca-Cola Enterprises, Inc.	413,625	8,768,850
Colgate-Palmolive Company	140,222	11,519,237
ConAgra Foods, Inc.	368,862	8,502,269
Constellation Brands, Inc., Class A *	1,056,548	16,830,810
Convergys Corp. *	648,801	6,974,611
Corinthian Colleges, Inc. *	881,984	12,144,920
Cosan, Ltd. *	992,233	8,632,427
Covidien PLC	519,510	24,879,334
Deluxe Corp.	403,620	5,969,540
General Mills, Inc.	112,979	8,000,043
Gilead Sciences, Inc. *	309,434	13,392,303
Herbalife, Ltd.	203,495	8,255,792
Jackson Hewitt Tax Service, Inc. *	966,734	4,253,630
Johnson & Johnson	417,939	26,919,451
Lender Processing Services, Inc.	402,560	16,368,090
Perrigo Company	530,360	21,129,542
Pfizer, Inc.	1,259,493	22,910,178
Procter & Gamble Company	61,554	3,732,019
The Coca-Cola Company	66,432	3,786,624
TNS, Inc. *	217,474	5,586,907

		288,726,558

Energy - 7.69%
ConocoPhillips Company	309,216	15,791,661
ENSCO International PLC, SADR	292,524	11,683,409
Exxon Mobil Corp.	150,686	10,275,278
Noble Corp.	344,461	14,019,563
Sasol, Ltd., SADR	344,563	13,761,846
Southern Union Company	566,705	12,864,204
Total SA, SADR	18,925	1,211,957
Transocean, Ltd. *	248,579	20,582,341

		100,190,259

Financial - 14.38%
ACE, Ltd. *	539,036	27,167,414
Allied World Assurance Holdings, Ltd.	313,364	14,436,680
American Capital Agency Corp., REIT	205,071	5,442,584
Broadridge Financial Solutions, Inc.	451,534	10,186,607
Brookfield Properties Corp. REIT	921,101	11,163,744
CBL & Associates Properties, Inc., REIT	719,310	6,955,728

The accompanying notes are an integral part of the financial statements.

152

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Optimized All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Citigroup, Inc.	1,317,921	$4,362,319
Comerica, Inc.	315,338	9,324,545
Deutsche Bank AG	249,712	17,707,078
First Industrial Realty Trust, Inc., REIT *	1,133,028	5,925,736
Forest City Enterprises, Inc., Class A *	436,914	5,146,847
Goldman Sachs Group, Inc.	195,404	32,992,011
HRPT Properties Trust, REIT	962,823	6,229,465
NASDAQ OMX Group, Inc. *	439,801	8,716,856
Pennsylvania Real Estate Investment Trust	651,690	5,513,297
RenaissanceRe Holdings, Ltd.	164,212	8,727,868
Tanger Factory Outlet Centers, Inc., REIT	186,094	7,255,805

		187,254,584

Industrial - 8.13%
Aircastle, Ltd.	481,325	4,741,051
Alliant Techsystems, Inc. *	217,394	19,189,368
Chicago Bridge & Iron Company N.V. *	362,586	7,331,489
Emerson Electric Company	303,017	12,908,524
Flextronics International, Ltd. *	1,179,420	8,621,560
Genco Shipping & Trading, Ltd. *	234,187	5,241,105
General Dynamics Corp.	321,018	21,883,797
Illinois Tool Works, Inc.	13,327	639,563
Raytheon Company	328,376	16,917,932
Siemens AG, SADR	91,352	8,376,979

		105,851,368

Technology - 13.88%
Apple, Inc. *	143,761	30,313,444
Check Point Software Technologies, Ltd. *	270,226	9,155,257
CSG Systems International, Inc. *	349,091	6,664,147
Hewlett-Packard Company	380,781	19,614,029
Informatica Corp. *	678,676	17,550,561
International Business Machines Corp.	181,583	23,769,215
Microchip Technology, Inc.	481,744	13,999,481
Microsemi Corp. *	368,650	6,543,537
Microsoft Corp.	192,824	5,879,204
PMC-Sierra, Inc. *	811,799	7,030,179
Skyworks Solutions, Inc. *	917,630	13,021,170
SYNNEX Corp. *	364,804	11,184,891
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	1,410,188	16,132,551

		180,857,666

Utilities - 4.79%
CMS Energy Corp.	1,344,424	21,053,680
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR *	328,781	12,861,913
Constellation Energy Group, Inc.	106,932	3,760,798
Public Service Enterprise Group, Inc.	596,871	19,845,961
Sempra Energy	86,428	4,838,239

		62,360,591

TOTAL COMMON STOCKS (Cost $1,173,998,948)		$1,295,176,631

Total Investments (Optimized All Cap Trust) (Cost $1,173,998,948) - 99.43%		$1,295,176,631
Other assets and liabilities, net - 0.57%		7,472,213

TOTAL NET ASSETS - 100.00%		$1,302,648,844

Optimized Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.31%

Basic Materials - 1.50%
Celanese Corp., Series A	44,398	$1,425,176
E.I. Du Pont de Nemours & Company	47,007	1,582,726
Freeport-McMoRan Copper & Gold, Inc., Class B *	13,793	1,107,440

		4,115,342

Communications - 9.24%
AT&T, Inc.	187,993	5,269,444
CenturyTel, Inc.	137,798	4,989,665
Cisco Systems, Inc. *	55,619	1,331,519
Comcast Corp., Class A	205,410	3,463,212
Google, Inc., Class A *	2,661	1,649,767
Mobile Telesystems, SADR	42,399	2,072,887
NII Holdings, Inc. *	55,840	1,875,107
Verizon Communications, Inc.	76,751	2,542,761
Viacom, Inc., Class B *	74,486	2,214,469

		25,408,831

Consumer, Cyclical - 7.30%
Coach, Inc.	47,165	1,722,937
Genuine Parts Company	22,243	844,344
Guess?, Inc.	67,317	2,847,509
Home Depot, Inc.	49,731	1,438,718
Johnson Controls, Inc.	122,014	3,323,661
Kohl’s Corp. *	49,190	2,652,817
Newell Rubbermaid, Inc.	138,710	2,082,037
Polo Ralph Lauren Corp., Class A	33,774	2,735,019
TJX Companies, Inc.	66,669	2,436,752

		20,083,794

Consumer, Non-cyclical - 14.24%
Abbott Laboratories	85,383	4,609,828
AmerisourceBergen Corp.	122,472	3,192,845
Baxter International, Inc.	25,958	1,523,215
Colgate-Palmolive Company	17,233	1,415,691
ConAgra Foods, Inc.	245,684	5,663,016
Convergys Corp. *	190,904	2,052,218
Covidien PLC	51,041	2,444,353
Dr. Pepper Snapple Group, Inc.	75,148	2,126,688
Johnson & Johnson	47,153	3,037,125
Lender Processing Services, Inc.	115,689	4,703,915
PepsiCo, Inc.	23,566	1,432,813
Pfizer, Inc.	186,320	3,389,161
Procter & Gamble Company	36,525	2,214,511
SAIC, Inc. *	71,305	1,350,517

		39,155,896

Energy - 18.18%
Apache Corp.	51,835	5,347,817
Chevron Corp.	79,658	6,132,870
ConocoPhillips Company	121,605	6,210,367
Devon Energy Corp.	29,587	2,174,645
El Paso Corp.	196,905	1,935,576
Exxon Mobil Corp.	116,894	7,971,002
Marathon Oil Corp.	82,147	2,564,629
Newfield Exploration Company *	45,951	2,216,217
Noble Corp.	110,271	4,488,030
Southern Union Company	78,813	1,789,055

The accompanying notes are an integral part of the financial statements.

153

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Optimized Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Total SA, SADR	67,404	$4,316,552
Transocean, Ltd. *	58,623	4,853,984

		50,000,744

Financial - 24.18%
Affiliated Managers Group, Inc. *	36,507	2,458,747
American Financial Group, Inc.	88,959	2,219,527
Annaly Capital Management, Inc., REIT	420,217	7,290,765
Bank of America Corp.	80,978	1,219,529
Bank of New York Mellon Corp.	113,734	3,181,140
Citigroup, Inc.	761,132	2,519,347
Credit Suisse Group AG, SADR	34,974	1,719,322
Endurance Specialty Holdings, Ltd.	65,981	2,456,473
Goldman Sachs Group, Inc.	44,361	7,489,911
Hospitality Properties Trust, REIT	140,833	3,339,150
Hudson City Bancorp, Inc.	162,813	2,235,423
JPMorgan Chase & Company	176,249	7,344,296
Lincoln National Corp.	114,331	2,844,555
NASDAQ OMX Group, Inc. *	154,661	3,065,381
PartnerRe, Ltd.	20,664	1,542,774
State Street Corp.	111,674	4,862,286
Torchmark Corp.	65,277	2,868,924
Unum Group	77,795	1,518,558
Wells Fargo & Company	234,268	6,322,893

		66,499,001

Industrial - 12.78%
Alliant Techsystems, Inc. *	59,335	5,237,500
Avnet, Inc. *	131,568	3,968,091
General Dynamics Corp.	68,355	4,659,760
General Electric Company	333,343	5,043,480
Owens-Illinois, Inc. *	88,438	2,906,957
Pactiv Corp. *	112,865	2,724,561
Pall Corp.	96,114	3,479,327
Raytheon Company	51,778	2,667,603
Siemens AG, SADR	13,082	1,199,619
Stanley Works	63,014	3,245,851

		35,132,749

Technology - 5.56%
Check Point Software Technologies, Ltd. *	70,020	2,372,277
EMC Corp. *	121,761	2,127,165
Intel Corp.	110,445	2,253,078
Seagate Technology	223,709	4,069,267
Skyworks Solutions, Inc. *	165,383	2,346,785
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	186,720	2,136,077

		15,304,649

Utilities - 5.33%
American Electric Power Company, Inc.	49,626	1,726,489
Dominion Resources, Inc.	94,055	3,660,621
Energen Corp.	29,820	1,395,576
Sempra Energy	106,434	5,958,175
UGI Corp.	79,076	1,912,848

		14,653,709

TOTAL COMMON STOCKS (Cost $246,655,730)		$270,354,715

REPURCHASE AGREEMENTS - 0.87%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $2,375,000 on 01/04/2010, collateralized by $2,435,000 U.S.Treasury Notes, 3.125% due 10/31/2016 (valued at $2,422,825, including interest)	$2,375,000	$2,375,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,375,000)		$2,375,000

Total Investments (Optimized Value Trust) (Cost $249,030,730) - 99.18%		$272,729,715
Other assets and liabilities, net - 0.82%		2,266,837

TOTAL NET ASSETS - 100.00%		$274,996,552

Overseas Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.89%

Australia - 2.31%
Coca-Cola Amatil, Ltd.	73,544	$757,855
Newcrest Mining, Ltd.	11,358	355,969
Qantas Airways, Ltd.	241,924	642,978
Telstra Corp., Ltd.	500,109	1,532,618
Woolworths, Ltd.	12,690	317,861

		3,607,281

Austria - 0.29%
Andritz AG	7,728	446,149

Bermuda - 0.46%
Genpact, Ltd. *	32,400	482,760
SeaDrill, Ltd., GDR	9,600	243,172

		725,932

Brazil - 2.41%
B2W Companhia Global Do Varejo	11,000	299,272
Banco Bradesco SA, ADR (a)	50,000	1,093,500
Centrais Eletricas Brasileiras SA, ADR *	1,800	37,962
Centrais Eletricas Brasileiras SA *	9,100	191,683
Cia de Concessoes Rodoviarias, ADR	18,000	410,266
Cielo SA	6,000	52,294
Hypermarcas SA *	12,000	275,434
Itau Unibanco Holding SA	7,730	176,553
Marfrig Frigorificos e Comercio de Alimentos SA *	40,500	441,918
Vale SA	27,100	786,713

		3,765,595

Canada - 3.43%
Barrick Gold Corp.	31,900	1,256,222
BCE, Inc.	13,900	385,428
Cameco Corp.	60,500	1,962,772
Canadian Natural Resources, Ltd.	7,100	515,944
Potash Corp. of Saskatchewan, Inc.	8,600	940,626
Research In Motion, Ltd. *	4,400	297,176

		5,358,168

The accompanying notes are an integral part of the financial statements.

154

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China - 4.18%
Anhui Conch Cement Company, Ltd., Class H	98,000	$626,513
Bank of China, Ltd.	405,000	216,841
China Construction Bank Corp.	349,000	297,063
China Longyuan Power Group Corp. *	318,000	411,783
China Railway Construction Corp. - Hong Kong Exchange	179,500	228,390
China Shanshui Cement Group, Ltd.	264,000	191,753
China Shenhua Energy Company, Ltd.	225,500	1,090,270
Industrial & Commercial Bank of China, Ltd.	2,561,000	2,101,700
Li Ning Company, Ltd.	223,000	844,011
Tencent Holdings, Ltd.	23,100	498,452
Tingyi Cayman Islands Holding Corp.	12,000	29,702

		6,536,478

Denmark - 1.10%
Novo Nordisk AS	24,160	1,545,825
Vestas Wind Systems AS *	2,800	171,324

		1,717,149

Finland - 0.27%
Stora Enso Oyj, Series R *	40,000	280,378
UPM-Kymmene Oyj	12,110	144,023

		424,401

France - 11.40%
Air Liquide SA	5,725	675,798
AXA Group SA	19,800	468,275
BNP Paribas SA	15,892	1,254,095
Bouygues SA	12,481	650,904
Electricite de France	18,000	1,071,097
France Telecom SA	54,227	1,353,908
GDF Suez	14,800	642,080
Groupe DANONE	11,935	726,833
Lafarge SA	16,194	1,331,737
L’Oreal SA	31,664	3,515,492
Pernod-Ricard SA	32,629	2,800,719
Veolia Environnement SA	72,707	2,390,756
Vivendi SA	32,203	950,687

		17,832,381
Germany - 8.58%
Adidas-Salomon AG	19,396	1,047,223
Allianz SE	11,328	1,410,029
Bayer AG	23,700	1,894,225
Daimler AG	34,021	1,817,640
Deutsche Bank AG	10,300	725,972
E.ON AG	34,900	1,456,993
Heidelbergcement AG	7,000	481,500
Metro AG	4,000	243,813
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	8,703	1,356,685
SAP AG	13,900	655,579
Siemens AG	25,500	2,338,935

		13,428,594

Hong Kong - 1.92%
China Overseas Land & Investment, Ltd.	79,440	166,134
Gome Electrical Appliances Holdings, Ltd. *	1,028,960	370,239
Hong Kong Exchanges & Clearing, Ltd.	22,600	402,334
Kerry Properties, Ltd.	38,000	$191,874
Li & Fung, Ltd.	34,000	139,275
Nine Dragons Paper Holdings, Ltd.	245,000	390,733
Sun Hung Kai Properties, Ltd.	32,000	474,830
Wharf Holdings, Ltd.	151,000	863,432

		2,998,851
India - 2.41%
Bharti Telecom, Ltd.	81,900	582,918
Container Corporation of India, Ltd.	7,807	222,821
DLF, Ltd.	292,525	2,250,783
Reliance Industries, Ltd.	30,530	712,226

		3,768,748

Indonesia - 0.07%
Astra International Tbk PT	30,000	110,202

Ireland - 2.03%
CRH PLC - London Exchange	73,355	2,005,155
Shire PLC, ADR	12,200	716,140
Shire PLC	23,100	451,738

		3,173,033

Israel - 1.26%
Partner Communications, Ltd.	56,100	1,138,440
Teva Pharmaceutical Industries, Ltd., SADR	14,900	837,082

		1,975,522

Italy - 0.82%
UniCredit Italiano SpA *	386,788	1,286,604

Japan - 11.26%
Hirose Electric Company, Ltd.	2,700	281,417
Keyence Corp.	3,100	639,099
Kurita Water Industries, Ltd.	17,800	556,136
Mitsubishi Corp.	67,100	1,668,297
Mitsui O.S.K. Lines, Ltd.	91,000	477,687
Murata Manufacturing Company, Ltd.	28,800	1,422,029
Nintendo Company, Ltd.	7,800	1,849,117
NTT DoCoMo, Inc.	350	487,557
Oracle Corp. - Japan	11,200	463,986
Seven & I Holdings Company, Ltd.	12,100	245,595
Shinsei Bank, Ltd. *	197,000	213,499
SMC Corp.	12,700	1,435,464
Softbank Corp.	107,940	2,522,861
Sumitomo Corp.	18,800	189,223
Sumitomo Mitsui Financial Group, Inc.	4,300	122,591
TDK Corp.	6,200	378,054
Terumo Corp.	12,800	766,024
Tokio Marine Holdings, Inc.	10,100	274,149
Tokyo Electron, Ltd.	12,400	792,895
Toyota Motor Corp.	22,900	962,163
Trend Micro, Inc.	49,000	1,862,235

		17,610,078

Luxembourg - 0.56%
SES, ADR	39,000	874,510

Malaysia - 0.47%
Commerce Asset Holdings BHD	80,100	300,264
Genting BHD	55,500	118,273

The accompanying notes are an integral part of the financial statements.

155

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Tanjong PLC	65,400	$321,558

		740,095

Mexico - 3.44%
America Movil SAB de CV, Series L, ADR	21,800	1,024,164
Grupo Financiero Inbursa SA de CV	450,235	1,328,472
Impulsora Del Desarrollo Y El Empleo en America Latina SAB de CV *	78,000	79,002
Telefonos de Mexico SAB de CV, Series L, SADR	53,611	888,870
Telmex Internacional SAB de CV, ADR (a)	116,011	2,059,195

		5,379,703

Netherlands - 4.85%
ASML Holding NV (a)	7,200	245,448
ASML Holding NV	36,367	1,236,950
Koninklijke KPN NV	221,400	3,755,325
Royal Dutch Shell PLC, A Shares	34,486	1,043,129
Unilever NV	28,700	935,197
Wolters Kluwer NV	16,900	370,417

		7,586,466

Poland - 0.16%
Bank Pekao SA *	2,223	125,329
Telekomunikacja Polska SA	23,700	130,579

		255,908

Portugal - 0.27%
Jeronimo Martins, SGPS SA	42,000	417,759

Russia - 0.73%
Gazprom OAO, SADR	22,100	563,550
JSC MMC Norilsk Nickel, ADR *	30,213	433,557
Magnit OAO, GDR *	8,900	140,175

		1,137,282

Singapore - 0.18%
CapitaMalls Asia, Ltd. *	160,000	289,284

South Africa - 1.77%
Sappi, Ltd., SADR *	19,100	90,916
Sappi, Ltd. *	113,391	543,043
Sasol, Ltd.	53,200	2,135,473

		2,769,432

South Korea - 2.39%
DC Chemical Company, Ltd. *	650	122,218
Hyundai Mobis *	5,800	846,009
LG Chem, Ltd. *	4,930	961,789
Samsung Electronics Company, Ltd.	1,527	1,042,915
Shinhan Financial Group Company, Ltd. *	9,860	366,138
SK Telecom Company, Ltd., ADR	4,800	78,048
SK Telecom Company, Ltd.	1,500	218,067
S-Oil Corp.	2,310	107,144

		3,742,328

Spain - 2.57%
Banco Bilbao Vizcaya Argentaria SA	151,732	2,748,525
Banco Santander Central Hispano SA	47,944	787,714
Telefonica SA	17,572	489,759

		4,025,998
Sweden - 1.02%
Assa Abloy AB, Series B	37,600	$720,007
Hennes & Mauritz AB, B shares	15,885	879,035

		1,599,042

Switzerland - 7.13%
Holcim, Ltd. *	31,383	2,432,693
Lindt & Spruengli AG-PC	318	683,032
Nestle SA	31,133	1,512,528
Roche Holdings AG - Genusschein	26,682	4,539,040
Swisscom AG	973	371,053
Syngenta AG	4,000	1,120,868
UBS AG *	32,566	500,276

		11,159,490

Taiwan - 1.99%
Acer Sertek, Inc.	358,180	1,070,045
Acer, Inc., GDR	382	5,577
MediaTek, Inc.	5,012	87,038
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	7,206	82,437
Taiwan Semiconductor
Manufacturing Company, Ltd.	929,000	1,863,516

		3,108,613

Thailand - 0.59%
Banpu PCL	53,400	927,172

Turkey - 0.06%
Turkcell Iletisim Hizmetleri AS, ADR	5,300	92,697

United Kingdom - 12.23%
Anglo American PLC *	28,800	1,246,431
ARM Holdings PLC	184,800	528,434
BAE Systems PLC	94,051	542,000
Barclays PLC	286,800	1,263,835
BG Group PLC	136,500	2,444,412
BHP Billiton PLC	36,200	1,156,327
British Airways PLC * (a)	105,000	313,239
HSBC Holdings PLC	232,617	2,654,702
Imperial Tobacco Group PLC	106,634	3,360,591
Lloyds TSB Group PLC *	818,900	657,408
Orascom Construction Industries	200	9,032
Prudential PLC	32,600	332,098
Reed Elsevier PLC	20,100	165,057
Reliance Industries, Ltd., GDR (h)	5,600	256,491
SABMiller PLC	22,900	671,531
Scottish & Southern Energy PLC	12,900	241,066
Serco Group PLC	17,153	145,829
Standard Chartered PLC	31,146	779,976
Tesco PLC	343,800	2,362,185

		19,130,644

United States - 0.28%
Synthes AG	3,315	434,160

TOTAL COMMON STOCKS (Cost $128,726,167)		$148,435,749

PREFERRED STOCKS - 0.25%

Brazil - 0.25%
Companhia Energetica de Sao Paulo, Class B *	11,000	150,716

The accompanying notes are an integral part of the financial statements.

156

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Investimentos Itau SA	36,000	$242,380

		393,096

TOTAL PREFERRED STOCKS (Cost $282,844)		$393,096

SECURITIES LENDING COLLATERAL - 2.20%

United States - 2.20%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	343,815	3,441,412

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,441,611)		$3,441,412

REPURCHASE AGREEMENTS - 4.29%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,711,000 on 01/04/2010, collateralized by $6,995,000 Federal National Mortgage Association, 5.00% due 06/03/2024 (valued at $6,846,356, including interest)	$6,711,000	$6,711,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,711,000)		$6,711,000

Total Investments (Overseas Equity Trust) (Cost $139,161,622) - 101.63%		$158,981,257
Other assets and liabilities, net - (1.63)%		(2,545,945)

TOTAL NET ASSETS - 100.00%		$156,435,312

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	9.90%
Telecommunications Equipment & Services	9.18%
Pharmaceuticals	4.88%
Food & Beverages	4.87%
Construction Materials	4.00%

Pacific Rim Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.28%

Australia - 15.60%
Alumina, Ltd. *	330,000	$541,889
Australia and New Zealand Banking Group, Ltd.	83,426	1,697,369
BHP Billiton, Ltd.	80,914	3,098,502
Challenger Financial Services Group, Ltd.	175,000	656,830
Commonwealth Bank of Australia, Ltd.	33,667	1,641,676
Fortescue Metals Group, Ltd. *	100,000	393,821
John Fairfax Holdings, Ltd. (a)	409,707	631,949
Macquarie Group, Ltd.	15,048	644,256
National Australia Bank, Ltd.	42,395	1,031,606
Newcrest Mining, Ltd.	25,000	$783,520
Orica, Ltd.	26,079	604,476
QBE Insurance Group, Ltd.	30,747	701,786
Rio Tinto, Ltd.	20,350	1,346,473
Telstra Corp., Ltd.	58,045	177,883
Westpac Banking Corp.	23,104	520,053
Woodside Petroleum, Ltd.	17,767	746,740
WorleyParsons, Ltd.	14,013	363,000

		15,581,829

China - 8.94%
Angang New Steel Company, Ltd., Class H	98,000	213,771
Anhui Conch Cement Company, Ltd., Class H	46,000	294,078
China Construction Bank Corp.	1,100,000	936,301
China Life Insurance Company, Ltd.	256,000	1,254,326
China Shenhua Energy Company, Ltd.	154,000	744,575
Dongfeng Motor Group Company, Ltd.	544,000	774,312
Industrial & Commercial Bank of China, Ltd.	2,238,000	1,836,628
Jiangxi Copper Company, Ltd., Class H	167,000	390,107
PetroChina Company, Ltd., Class H	500,000	595,697
Tencent Holdings, Ltd.	77,000	1,661,506
Yanzhou Coal Mining Company, Ltd., Class H	102,000	223,167

		8,924,468

Hong Kong - 9.32%
BOC Hong Kong Holdings, Ltd.	200,000	451,854
Cheung Kong Holdings, Ltd.	70,000	901,240
China High Precision Automation Group, Ltd. *	569,000	330,242
China Insurance International Holdings Company, Ltd. *	147,000	471,266
China Merchants Holdings International Company, Ltd.	88,000	283,490
China Mobile, Ltd.	40,000	372,845
China Resource Power Holdings, Ltd.	155,600	307,867
China Resources Land, Ltd.	145,000	327,142
CNOOC, Ltd.	380,000	590,635
Digital China Holdings, Ltd.	357,000	474,027
Hong Kong Exchanges & Clearing, Ltd.	25,000	445,060
Hutchison Whampoa, Ltd.	30,000	205,354
Ju Teng International Holdings, Ltd.	380,000	379,504
MTR Corp., Ltd.	300,000	1,028,678
Orient Overseas International, Ltd.	72,000	335,122
Poly Hong Kong Investment, Ltd.	162,000	200,447
Skyworth Digital Holdings, Ltd.	477,000	486,802
Sun Hung Kai Properties, Ltd.	70,000	1,038,691
TCL Multimedia Technology Holdings, Ltd. *	262,000	281,916
Wynn Macau, Ltd. *	323,600	394,806

		9,306,988

Indonesia - 0.35%
Telekomunikasi Indonesia Tbk PT	350,000	350,230

Japan - 40.04%
Ajinomoto Company, Inc.	54,000	508,376
Asahi Glass Company, Ltd.	117,130	1,097,255
Canon, Inc.	19,850	839,160
Chiba Bank, Ltd.	118,690	708,296
Chiyoda Corp.	56,410	428,869
Credit Saison Company, Ltd.	74,980	839,437

The accompanying notes are an integral part of the financial statements.

157

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Daiwa Securities Group, Inc.	70,330	$352,580
Disco Corp. (a)	6,990	435,081
East Japan Railway Company	15,300	965,429
Hitachi Metals, Ltd.	100,000	952,214
Honda Motor Company, Ltd.	55,290	1,869,469
Ibiden Company, Ltd.	18,740	667,403
JAFCO Company, Ltd.	16,590	398,764
JSR Corp.	60,900	1,234,494
Kao Corp.	44,850	1,047,020
KDDI Corp.	243	1,281,432
Keyence Corp.	2,010	414,384
Komatsu, Ltd.	82,400	1,717,876
Matsushita Electric Industrial Company, Ltd.	39,240	561,155
Mitsubishi Corp.	87,270	2,169,780
Mitsubishi Electric Corp.	78,690	580,972
Mitsubishi Estate Company, Ltd.	50,090	794,501
Nabtesco Corp.	45,050	513,832
Nintendo Company, Ltd.	1,690	400,642
Nippon Telegraph & Telephone Corp.	11,800	464,153
Nomura Holdings, Inc.	115,000	847,501
Olympus Optical Company, Ltd.	27,030	868,513
ORIX Corp.	32,500	2,210,180
Point, Inc.	12,000	669,960
Shiseido Company, Ltd.	42,000	805,001
Sugi Pharmacy Company, Ltd. (a)	38,000	832,242
Sumitomo Bakelite Company, Ltd.	50,250	246,174
Sumitomo Electric Industries, Ltd.	106,720	1,322,766
Sumitomo Mitsui Financial Group, Inc.	25,500	726,995
Sumitomo Trust & Banking Company, Ltd.	134,840	655,513
Taiyo Nippon Sanso Corp.	72,080	764,488
Takashimaya Company, Ltd.	83,050	525,253
Takeda Pharmaceutical Company, Ltd.	16,400	673,313
TDK Corp.	20,000	1,219,529
The Bank of Yokohama, Ltd.	184,010	833,318
THK Company, Ltd.	46,840	827,386
Tokuyama Corp.	50,580	281,857
Tokyo Electron, Ltd.	17,070	1,091,509
Tokyu Corp.	150,000	596,994
Toyota Motor Corp.	25,370	1,065,942
Tsumura & Company, Ltd.	25,000	805,202
Yokogawa Electric Corp.	98,570	862,501

		39,974,711

Malaysia - 2.23%
AMMB Holdings BHD	605,400	880,736
Commerce Asset Holdings BHD	150,000	562,292
Genting BHD	284,937	607,216
UEM Land Holdings BHD *	407,295	175,704

		2,225,948

Singapore - 3.38%
Allgreen Properties, Ltd.	250,000	216,807
DBS Group Holdings, Ltd.	200,000	2,174,579
Genting International PLC *	709,200	649,515
Olam International, Ltd.	181,000	338,973

		3,379,874

South Korea - 8.75%
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	19,000	$284,078
Dongbu Insurance Company, Ltd.	12,000	332,071
GS Engineering & Construction Corp.	2,340	216,516
GS Home Shopping, Inc.	2,757	202,226
Hynix Semiconductor, Inc. *	8,500	168,271
Hyundai Department Store Company, Ltd. *	6,000	576,981
Hyundai Mobis *	2,100	306,314
LG Chem, Ltd.	1,950	380,424
LG Corp. *	7,270	454,294
LG Electronics, Inc.	10,480	1,086,325
POSCO	3,000	1,579,309
Samsung Electronics Company, Ltd.	3,100	2,117,247
Shinhan Financial Group Company, Ltd.	15,400	571,859
Shinsegae Company, Ltd.	390	180,031
Woori Finance Holdings Company, Ltd. *	23,670	279,328

		8,735,274

Taiwan - 9.11%
Advanced Semiconductor Engineering, Inc.	679,000	607,406
Coretronic Corp.	440,000	634,660
Epistar Corp.	172,000	643,091
Far Eastern Department Stores Company, Ltd.	275,000	313,081
Fubon Group Company, Ltd. *	559,000	681,112
Fuhwa Financial Holdings Company, Ltd.	325,000	236,872
Hon Hai Precision Industry Company, Ltd.	443,600	2,086,786
MediaTek, Inc.	30,000	520,978
Powertech Technology, Inc.	116,000	391,435
Taiwan Fertilizer Company, Ltd.	224,000	792,318
Taiwan Semiconductor Manufacturing Company, Ltd.	309,899	621,638
Tong Yang Industry Company, Ltd.	126,000	229,754
Uni-President Enterprises Corp.	147,000	180,312
Wistron Corp.	219,655	424,226
WPG Holdings Company, Ltd.	170,000	293,440
Young Fast Optoelectronics Company, Ltd.	40,000	435,674

		9,092,783

Thailand - 1.56%
Bangkok Bank PCL, Foreign Shares	90,000	314,655
Bangkok Bank PCL, NVDR	37,300	129,850
Esso Thailand PCL	1,220,000	232,363
LPN Development PCL	1,718,000	365,861
Siam Cement PCL, NVDR	73,000	512,465

		1,555,194

TOTAL COMMON STOCKS (Cost $92,926,273)		$99,127,299

PREFERRED STOCKS - 0.11%

South Korea - 0.11%
Hyundai Motor Company, Ltd. (g)	2,800	102,836

TOTAL PREFERRED STOCKS (Cost $65,766)		$102,836

The accompanying notes are an integral part of the financial statements.

158

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.02%

Malaysia - 0.02%
IJM Land Berhad
(Expiration Date 09/11/2013, Strike
Price: MYR 1.35) *	38,210	$15,400

TOTAL WARRANTS (Cost $0)		$15,400

SECURITIES LENDING COLLATERAL- 1.51%

United States - 1.51%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	150,839	1,509,824

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,509,940)		$1,509,824

REPURCHASE AGREEMENTS - 0.40%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $401,000 on 01/04/2010, collateralized by $415,000 U.S. Treasury Notes, 3.125% due 10/31/2016 (valued at $412,925, including interest)	$401,000	$401,000

TOTAL REPURCHASE AGREEMENTS (Cost $401,000)		$401,000

Total Investments (Pacific Rim Trust) (Cost $94,902,979) - 101.32%		$101,156,359
Other assets and liabilities, net - (1.32)%		(1,313,167)

TOTAL NET ASSETS - 100.00%		$99,843,192

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.59%
Financial Services	8.37%
Mining	7.83%
Electronics	7.59%
Real Estate	4.48%

Real Estate Securities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.77%

Financial - 98.77%
American Campus Communities, Inc., REIT (a)	270,654	$7,605,377
Apartment Investment & Management Company, Class A, REIT	606,250	9,651,500
Avalon Bay Communities, Inc., REIT (a)	205,684	16,888,713
BioMed Realty Trust, Inc., REIT	391,450	6,177,081
Boston Properties, Inc., REIT	320,900	21,522,763
Brandywine Realty Trust, REIT	234,850	2,677,290
BRE Properties, Inc., Class A, REIT	276,950	9,161,506
Camden Property Trust, REIT	29,700	1,258,389
Cogdell Spencer, Inc., REIT	326,200	1,846,292
DiamondRock Hospitality Company, REIT	192,400	1,629,628
Digital Realty Trust, Inc., REIT (a)	235,849	$11,858,488
Douglas Emmett, Inc., REIT	216,150	3,080,137
Duke Realty Corp., REIT	341,850	4,160,314
Education Realty Trust, Inc., REIT	56,800	274,912
Entertainment Properties Trust, REIT	96,644	3,408,634
Equity Residential, REIT	327,184	11,052,276
Government Properties Income Trust, REIT	24,350	559,563
HCP, Inc., REIT	370,600	11,318,124
Health Care, Inc., REIT (a)	299,250	13,262,760
Host Hotels & Resorts, Inc., REIT *	438,032	5,111,833
Kilroy Realty Corp., REIT (a)	185,950	5,703,086
LaSalle Hotel Properties, REIT	270,600	5,744,838
LTC Properties, Inc., REIT	89,580	2,396,265
Mack-Cali Realty Corp., REIT	105,950	3,662,691
Nationwide Health Properties, Inc., REIT	366,718	12,901,139
ProLogis, REIT (a)	1,254,041	14,507,978
PS Business Parks, Inc., REIT	81,700	4,089,085
Public Storage, Inc., REIT	288,690	23,513,801
Ramco-Gershenson Properties Trust, REIT	184,750	1,762,515
Regency Centers Corp., REIT (a)	486,512	17,057,113
Retail Opportunity Investments Corp. *	165,250	1,670,678
Senior Housing Properties Trust, REIT	514,905	11,260,972
Simon Property Group, Inc., REIT	565,864	45,155,946
SL Green Realty Corp., REIT (a)	173,600	8,721,664
Sovran Self Storage, Inc., REIT	95,400	3,408,642
Strategic Hotel & Resorts, Inc., REIT *	63,300	117,738
Sunstone Hotel Investors, Inc., REIT *	616,250	5,472,300
Tanger Factory Outlet Centers, Inc., REIT	85,100	3,318,049
Taubman Centers, Inc., REIT (a)	220,150	7,905,587
Vornado Realty Trust, REIT (a)	131,019	9,163,469
Washington Real Estate Investment Trust, REIT	269,600	7,427,480

		337,466,616

TOTAL COMMON STOCKS (Cost $276,435,286)		$337,466,616

SECURITIES LENDING COLLATERAL - 24.09%

Securities Lending Collateral - 24.09%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	8,224,573	82,323,867

TOTAL SECURITIES LENDING COLLATERAL (Cost $82,324,758)		$82,323,867

The accompanying notes are an integral part of the financial statements.

159

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.10%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $343,000 on 01/04/2010, collateralized by $325,000 Federal Home Loan Mortgage Corp., 4.375% due 07/17/2015 (valued at $352,625, including interest)	$343,000	$343,000

TOTAL REPURCHASE AGREEMENTS (Cost $343,000)		$343,000

Total Investments (Real Estate Securities Trust) (Cost $359,103,044) - 122.96%		$420,133,483
Other assets and liabilities, net - (22.96)%		(78,455,256)

TOTAL NET ASSETS - 100.00%		$341,678,227

Science & Technology Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.62%

Basic Materials - 1.09%
Monsanto Company	51,355	$4,198,271

Communications - 27.76%
Akamai Technologies, Inc. * (a)	84,320	2,135,826
Amazon.com, Inc. * (a)	63,565	8,550,764
American Tower Corp., Class A *	217,785	9,410,490
Baidu, Inc., SADR * (a)	8,205	3,374,142
Bharti Telecom, Ltd.	20,525	146,086
BigBand Networks, Inc. *	51,600	177,504
China Telecom Corp., Ltd. ADR (a)	9,190	380,650
Cisco Systems, Inc. *	110,790	2,652,313
Crown Castle International Corp. *	86,920	3,393,357
Equinix, Inc. * (a)	38,920	4,131,358
F5 Networks, Inc. *	116,930	6,194,951
Finisar Corp. * (a)	117,273	1,046,075
Google, Inc., Class A *	27,285	16,916,154
JDS Uniphase Corp. *	139,225	1,148,606
Juniper Networks, Inc. * (a)	139,642	3,724,252
Liberty Media Corp. - Interactive A *	116,300	1,260,692
McAfee, Inc. *	173,800	7,051,066
MetroPCS Communications, Inc. * (a)	445,200	3,396,876
Motorola, Inc. *	465,200	3,609,952
Netease.com, Inc., ADR * (a)	43,365	1,630,958
Nokia Oyj, SADR (a)	89,800	1,153,930
QUALCOMM, Inc.	157,385	7,280,630
Rackspace Hosting, Inc. *	32,900	685,965
RealNetworks, Inc. *	495,200	1,837,192
SINA Corp. * (a)	84,430	3,814,547
Sohu.com, Inc. *	15,575	892,136
Sonus Networks, Inc. *	49,900	105,289
Tencent Holdings, Ltd.	191,700	4,136,502
Time Warner Cable, Inc.	37,298	1,543,764
Time Warner, Inc.	81,166	2,365,177
VeriSign, Inc. *	118,300	2,867,592

		107,014,796

Consumer, Cyclical - 2.63%
CVS Caremark Corp.	96,700	$3,114,707
Johnson Controls, Inc.	20,180	549,703
Nintendo Company, Ltd.	27,300	6,471,909

		10,136,319

Consumer, Non-cyclical - 3.44%
Cielo SA	46,700	407,019
Genpact, Ltd. *	219,864	3,275,974
McKesson Corp.	12,700	793,750
Netflix, Inc. *	3,332	183,726
Quanta Services, Inc. *	78,195	1,629,584
St. Jude Medical, Inc. *	57,700	2,122,206
Stryker Corp.	26,300	1,324,731
SuccessFactors, Inc. * (a)	107,840	1,787,987
Verisk Analytics, Inc., Class A *	57,875	1,752,455

		13,277,432

Energy - 0.66%
First Solar, Inc. * (a)	11,800	1,597,720
Sunpower Corp., Class B *	44,265	927,352

		2,525,072

Financial - 0.26%
Riskmetrics Group, Inc. *	62,700	997,557
Industrial - 1.75%
ABB, Ltd., SADR *	30,120	575,292
Amphenol Corp., Class A	85,032	3,926,778
Dolby Laboratories, Inc., Class A *	19,000	906,870
National Instruments Corp.	45,300	1,334,085

		6,743,025

Technology - 58.03%
Accenture PLC	191,100	7,930,650
Acer, Inc., GDR	56,135	819,571
Activision Blizzard, Inc. *	120,075	1,334,033
Altera Corp.	238,100	5,388,203
Analog Devices, Inc.	147,610	4,661,524
Apple, Inc. *	87,780	18,509,291
Autodesk, Inc. *	262,500	6,670,125
BMC Software, Inc. *	36,100	1,447,610
CA, Inc.	294,200	6,607,732
Cadence Design Systems, Inc. *	377,900	2,263,621
Cognizant Technology Solutions Corp., Class A *	115,250	5,220,825
Commvault Systems, Inc. *	44,200	1,047,098
Dell, Inc. *	173,200	2,487,152
Electronic Arts, Inc. * (a)	387,186	6,872,551
EMC Corp. *	356,285	6,224,299
Fortinet, Inc. *	3,900	68,523
Hewlett-Packard Company	298,415	15,371,357
Infineon Technologies AG *	196,020	1,082,142
Intel Corp.	802,820	16,377,528
International Business Machines Corp.	62,100	8,128,890
Intersil Corp., Class A	80,100	1,228,734
Intuit, Inc. *	126,000	3,869,460
Marvell Technology Group, Ltd. *	172,300	3,575,225
MEMC Electronic Materials, Inc. *	64,400	877,128
Microsoft Corp.	1,059,825	32,314,064

The accompanying notes are an integral part of the financial statements.

160

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Monotype Imaging Holdings, Inc. *	29,100	$262,773
MSCI, Inc. *	24,000	763,200
National Semiconductor Corp. (a)	438,900	6,741,504
NetApp, Inc. *	141,560	4,868,248
ON Semiconductor Corp. *	439,420	3,871,290
Oracle Corp.	138,925	3,409,220
Palm, Inc. * (a)	355,100	3,565,204
Red Hat, Inc. *	180,325	5,572,043
Research In Motion, Ltd. *	25,900	1,749,286
Riverbed Technology, Inc. * (a)	157,735	3,623,173
Rovi Corp. * (a)	114,314	3,643,187
Salesforce.com, Inc. * (a)	100,040	7,379,951
SanDisk Corp. *	44,600	1,292,954
Synaptics, Inc. * (a)	102,700	3,147,755
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	163,225	1,867,294
Taiwan Semiconductor Manufacturing Company, Ltd.	268,684	538,963
Texas Instruments, Inc.	32,970	859,198
Trimble Navigation, Ltd. *	134,800	3,396,960
UbiSoft Entertainment SA * (a)	84,700	1,196,693
VMware, Inc., Class A * (a)	4,085	173,122
Xilinx, Inc. (a)	215,400	5,397,924

		223,697,278

TOTAL COMMON STOCKS (Cost $314,288,817)		$368,589,750

PREFERRED STOCKS - 0.21%

Communications - 0.11%
Twitter, Inc., Series E *	26,048	416,309

Technology - 0.10%
Silver Spring Networks, Series E *	38,600	386,000

TOTAL PREFERRED STOCKS (Cost $802,309)		$802,309

WARRANTS - 0.21%

Consumer, Non-cyclical - 0.21%
Cielo SA
(Expiration Date 07/30/2014, Strike
Price USD 0.0001)	93,700	823,937

TOTAL WARRANTS (Cost $747,478)		$823,937

SECURITIES LENDING COLLATERAL - 11.95%

Securities Lending Collateral - 11.95%

John Hancock Collateral Investment Trust, 0.1387% (c)(f)	4,599,521	46,038,909

TOTAL SECURITIES LENDING COLLATERAL (Cost $46,041,454)		$46,038,909

SHORT TERM INVESTMENTS - 3.42%
State Street Institutional U.S.
Government Money Market Fund, 0.344%	$1,000,000	$1,000,000
T. Rowe Price Reserve Investment Fund, 0.2628%	$12,169,442	$12,169,442

TOTAL SHORT TERM INVESTMENTS (Cost $13,169,442)		$13,169,442

REPURCHASE AGREEMENTS - 0.74%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $2,860,000 on 01/04/2010, collateralized by $2,690,000 Federal Home Loan Mortgage Corp., 4.375% due 08/06/2015 (valued at $2,918,650, including interest)	$2,860,000	$2,860,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,860,000)		$2,860,000

Total Investments (Science & Technology Trust) (Cost $377,909,500) - 112.15%		$432,284,347
Other assets and liabilities, net - (12.15)%		(46,823,186)

TOTAL NET ASSETS - 100.00%		$385,461,161

Small Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.61%

Basic Materials - 0.76%
Intrepid Potash, Inc. * (a)	95,240	$2,778,151

Communications - 9.73%
Atheros Communications, Inc. * (a)	128,660	4,405,318
Equinix, Inc. * (a)	68,260	7,245,799
Focus Media Holding, Ltd., ADR * (a)	291,980	4,627,883
NeuStar, Inc., Class A *	156,345	3,602,189
Rackspace Hosting, Inc. * (a)	173,230	3,611,845
RF Micro Devices, Inc. *	896,410	4,275,876
SBA Communications Corp. * (a)	150,520	5,141,763
Vocus, Inc. *	133,700	2,406,600

		35,317,273

Consumer, Cyclical - 22.52%
Advance Auto Parts, Inc.	108,940	4,409,891
Bally Technologies, Inc. * (a)	72,210	2,981,551
Beacon Roofing Supply, Inc. *	232,340	3,717,440
Carter’s, Inc. *	182,080	4,779,600
Central European Distribution Corp. *	77,171	2,192,428
Citi Trends, Inc. *	78,470	2,167,342
Continental Airlines, Inc., Class B * (a)	195,190	3,497,805
Copa Holdings SA, Class A	49,460	2,694,086
Dick’s Sporting Goods, Inc. *	103,370	2,570,812
DreamWorks Animation SKG, Inc., Class A *	111,070	4,437,247
Hanesbrands, Inc. *	316,720	7,636,119
Knoll, Inc.	213,455	2,204,990
Life Time Fitness, Inc. * (a)	105,128	2,620,841
Lumber Liquidators Holdings, Inc. *	48,490	1,299,532
OfficeMax, Inc. *	134,625	1,708,391

The accompanying notes are an integral part of the financial statements.

161

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Owens & Minor, Inc.	93,220	$4,001,935
Pool Corp.	36,079	688,387
RC2 Corp. *	236,200	3,483,950
Rush Enterprises, Inc., Class A *	152,888	1,817,838
Tam SA *	191,650	4,258,463
Tempur-Pedic International, Inc. *	123,800	2,925,394
The Cheesecake Factory, Inc. *	115,452	2,492,609
TiVo, Inc. *	223,730	2,277,571
Warnaco Group, Inc. *	120,350	5,077,567
WMS Industries, Inc. *	66,040	2,641,600
Wyndham Worldwide Corp.	157,290	3,172,539

		81,755,928

Consumer, Non-cyclical - 30.35%
Affymax, Inc. *	75,400	1,865,396
Alkermes, Inc. *	195,456	1,839,241
Almost Family, Inc. *	65,670	2,595,935
American Medical Systems Holdings, Inc. *	49,200	949,068
Amylin Pharmaceuticals, Inc. * (a)	140,960	2,000,222
Auxilium Pharmaceuticals, Inc. * (a)	95,524	2,863,810
Corrections Corp. of America *	237,180	5,822,769
Coventry Health Care, Inc. *	111,300	2,703,477
Cubist Pharmaceuticals, Inc. *	98,490	1,868,355
Cyberonics, Inc. *	121,700	2,487,548
Green Mountain Coffee Roasters, Inc. * (a)	66,150	5,389,240
Health Net, Inc. *	291,130	6,780,418
Healthsouth Corp. * (a)	213,385	4,005,236
Herbalife, Ltd.	97,360	3,949,895
ICON PLC, SADR *	211,150	4,588,290
Incyte Corp. * (a)	230,100	2,096,211
Inverness Medical Innovations, Inc. * (a)	89,650	3,721,372
Jarden Corp.	240,600	7,436,946
Masimo Corp. *	47,700	1,451,034
Medifast, Inc. *	83,000	2,538,140
NutriSystem, Inc. (a)	173,280	5,401,138
Onyx Pharmaceuticals, Inc. *	63,410	1,860,449
OSI Pharmaceuticals, Inc. * (a)	78,710	2,442,371
Parexel International Corp. *	230,890	3,255,549
Regeneron Pharmaceuticals, Inc. *	119,880	2,898,698
Rigel Pharmaceuticals, Inc. *	140,900	1,339,959
Salix Pharmaceuticals, Ltd. *	66,600	1,691,640
Seattle Genetics, Inc. *	176,760	1,795,882
Team Health Holdings, Inc. * (a)	177,505	2,488,620
The Advisory Board Company *	22,700	695,982
The Scotts Miracle-Gro Company, Class A	74,040	2,910,512
Tupperware Brands Corp.	84,180	3,920,263
United Therapeutics Corp. *	53,620	2,823,093
VistaPrint NV * (a)	90,910	5,150,961
Volcano Corp. *	261,970	4,553,039

		110,180,759

Energy - 2.75%
Complete Production Services, Inc. *	146,646	1,906,398
Dresser-Rand Group, Inc. *	37,900	1,198,019
Massey Energy Company (a)	86,840	3,648,149
St. Mary Land & Exploration Company	94,180	3,224,723

		9,977,289

Financial - 3.10%
Allied World Assurance Holdings, Ltd.	52,470	$2,417,293
Assured Guaranty, Ltd.	113,800	2,476,288
DiamondRock Hospitality Company, REIT *	122,883	1,040,819
GFI Group, Inc.	56,090	256,331
Signature Bank *	70,007	2,233,223
Stifel Financial Corp. *	47,815	2,832,561

		11,256,515

Industrial - 13.31%
AAR Corp. *	60,200	1,383,396
BE Aerospace, Inc. *	252,650	5,937,275
Brink’s Home Security Holdings, Inc. *	100,640	3,284,889
Eagle Materials, Inc. (a)	56,770	1,478,858
J.B. Hunt Transport Services, Inc.	129,740	4,186,710
Jabil Circuit, Inc.	452,352	7,857,354
Lennox International, Inc. (a)	74,073	2,891,810
Overseas Shipholding Group, Inc. (a)	81,520	3,582,804
Plexus Corp. *	104,330	2,973,405
Regal-Beloit Corp.	110,590	5,744,045
Sanmina-SCI Corp. *	167,900	1,851,937
Silgan Holdings, Inc.	62,700	3,629,076
Trex Company, Inc. * (a)	179,671	3,521,552

		48,323,111

Technology - 15.09%
Allscripts-Misys Healthcare Solutions, Inc. *	157,640	3,189,057
Cavium Networks, Inc. * (a)	52,100	1,241,543
Concur Technologies, Inc. *	49,100	2,099,025
Cypress Semiconductor Corp. * (a)	272,130	2,873,693
Informatica Corp. *	80,100	2,071,386
Netezza Corp. *	108,700	1,054,390
ON Semiconductor Corp. *	504,460	4,444,293
QLogic Corp. *	202,120	3,814,004
Red Hat, Inc. *	113,550	3,508,695
Riverbed Technology, Inc. * (a)	120,940	2,777,992
Seagate Technology	433,740	7,889,731
Skyworks Solutions, Inc. * (a)	377,850	5,361,691
SXC Health Solutions Corp. *	117,070	6,315,926
Sykes Enterprises, Inc. *	170,925	4,353,460
Triquint Semiconductor, Inc. *	633,110	3,798,660

		54,793,546

TOTAL COMMON STOCKS (Cost $286,707,981)		$354,382,572

SECURITIES LENDING COLLATERAL - 22.28%

Securities Lending Collateral - 22.28%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	8,082,473	80,901,517

TOTAL SECURITIES LENDING COLLATERAL (Cost $80,906,921)		$80,901,517

The accompanying notes are an integral part of the financial statements.

162

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.38%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $5,000,006 on 01/04/2010, collateralized by $7,412,133 Federal National Mortgage Association, 7.00% due 10/01/2037 (valued at $5,100,000, including interest)	$5,000,000	$5,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,000,000)		$5,000,000

Total Investments (Small Cap Growth Trust) (Cost $372,614,902) - 121.27%		$440,284,089
Other assets and liabilities, net - (21.27)%		(77,225,720)

TOTAL NET ASSETS - 100.00%		$363,058,369

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.85%

Basic Materials - 5.12%
Aceto Corp.	3,000	$15,450
American Pacific Corp. *	1,621	12,563
Ashland, Inc.	5,230	207,213
Boise, Inc. *	16,800	89,208
Brush Engineered Materials, Inc. *	4,938	91,551
Buckeye Technologies, Inc. *	9,200	89,792
Cabot Corp.	9,854	258,470
Carpenter Technology Corp.	2,710	73,034
Century Aluminum Company *	9,000	145,710
Coeur d’Alene Mines Corp. *	6,000	108,360
Compass Minerals International, Inc.	11,923	801,106
Cytec Industries, Inc.	8,257	300,720
Domtar Corp. *	1,150	63,721
Ferro Corp.	11,800	97,232
FMC Corp.	12,768	711,944
Friedman Industries	550	3,206
Gibraltar Industries, Inc. * (a)	5,909	92,949
Hecla Mining Company * (a)	22,000	135,960
Horsehead Holding Corp. *	7,506	95,702
Huntsman Corp.	13,700	154,673
ICO, Inc.	6,092	44,533
Innospec, Inc.	200	2,018
Kaiser Aluminum Corp.	3,052	127,024
KapStone Paper and Packaging Corp. *	7,500	73,875
KMG Chemicals, Inc.	1,900	28,405
Louisiana-Pacific Corp. * (a)	23,400	163,332
MeadWestvaco Corp.	24,700	707,161
Mercer International, Inc. * (a)	9,600	29,568
Minerals Technologies, Inc.	1,684	91,727
Neenah Paper, Inc.	1,549	21,609
Olympic Steel, Inc.	2,827	92,104
OM Group, Inc. *	5,355	168,093
P.H. Glatfelter Company	5,800	70,470
Penford Corp.	2,724	$23,672
Quaker Chemical Corp.	925	19,092
Reliance Steel & Aluminum Company	13,900	600,758
Rockwood Holdings, Inc. *	10,089	237,697
RTI International Metals, Inc. *	6,100	153,537
Shiloh Industries, Inc. *	500	2,650
Spartech Corp.	7,300	74,898
Stillwater Mining Company *	15,648	148,343
Symyx Technologies, Inc. *	4,558	25,069
Temple-Inland, Inc.	19,600	413,756
U.S. Gold Corp. *	23,189	57,509
Universal Stainless & Alloy Products, Inc. *	1,779	33,552
USEC, Inc. * (a)	22,339	86,005
Wausau-Mosinee Paper Corp.	5,444	63,150
Westlake Chemical Corp. (a)	5,856	145,990
Zep, Inc.	32,188	557,496
Zoltek Companies, Inc. * (a)	3,100	29,450

		7,841,107

Communications - 9.43%
Acacia Research *	498	4,537
ActivIdentity Corp. *	8,371	19,672
ADAM, Inc. *	56	235
AH Belo Corp. *	4,500	25,920
Alaska Communications Systems Group, Inc. (a)	80,815	644,904
Alloy, Inc. *	4,004	31,151
Anaren, Inc. *	200	3,010
Ancestry.com, Inc. * (a)	32,574	456,362
Anixter International, Inc. *	19,690	927,399
Arbinet-Thexchange, Inc. *	300	744
Ariba, Inc. *	83,990	1,051,555
Arris Group, Inc. *	82,587	943,969
Atheros Communications, Inc. *	188	6,437
Aware, Inc. *	4,448	12,454
Beasley Broadcasting Group, Inc. *	201	713
Belo Corp., Class A	15,500	84,320
Cincinnati Bell, Inc. *	242,257	835,787
Clear Channel Outdoor Holdings, Inc. *	2,300	23,897
CommScope, Inc. *	9,500	252,035
Communications Systems, Inc.	2,000	24,880
Comtech Telecommunications Corp. * (a)	20,119	705,171
Courier Corp.	480	6,840
CPI International, Inc. *	3,854	51,027
Cybersource Corp. * (a)	43,610	876,997
DealerTrack Holdings, Inc. *	1,094	20,556
Dolan Media Company *	614	6,269
EchoStar Corp., Class A *	3,985	80,258
EMS Technologies, Inc. *	1,000	14,500
EndWave Corp. *	2,500	6,100
ePlus, Inc. *	709	11,706
eResearch Technology, Inc. *	54,968	330,358
EW Scripps Co. *	8,600	59,856
Fisher Communications, Inc. *	1,962	31,882
Gannett Company, Inc.	31,148	462,548
General Communication, Inc., Class A *	13,138	83,820
Globecomm Systems, Inc. *	5,149	40,265
Gray Television, Inc. *	8,500	12,835

The accompanying notes are an integral part of the financial statements.

163

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
GSI Commerce, Inc. *	32,354	$821,468
Harmonic, Inc. *	5,800	36,714
Harris Stratex Networks, Inc., Class A *	10,732	74,158
Harte-Hanks, Inc.	1,221	13,162
HealthStream, Inc. *	300	1,185
Hughes Communications, Inc. *	1,389	36,156
IAC/InterActiveCorp *	13,598	278,487
ID Systems, Inc. *	1,225	3,969
IDT Corp. *	3,300	16,005
InfoSpace, Inc. *	8,414	72,108
Internap Network Services Corp. *	12,281	57,721
Interpublic Group of Companies, Inc. * (a)	121,089	893,637
inVentiv Health, Inc. *	6,858	110,894
Ixia *	1,063	7,909
JDS Uniphase Corp. *	96,209	793,724
Journal Communications, Inc.	9,570	37,227
KVH Industries, Inc. *	2,781	41,020
Lee Enterprises, Inc. *	6,300	21,861
Liberty Media Corp. - Capital, Series A *	14,100	336,708
Loral Space & Communications, Inc. *	3,413	107,885
Marchex, Inc., Class B	5,712	29,017
Martha Stewart Living Omnimedia, Inc., Class A *	2,500	12,350
McClatchy Company, Class A (a)	14,000	49,560
Media General, Inc., Class A *	5,200	40,768
ModusLink Global Solutions, Inc. *	10,808	101,703
Network Equipment Technologies, Inc. *	1,037	4,200
New Frontier Media, Inc. *	4,684	8,853
Novatel Wireless, Inc. *	3,500	27,895
NTELOS Holdings Corp.	17,641	314,363
Occam Networks, Inc. *	3,950	21,330
Online Resources Corp. *	3,300	17,358
Oplink Communications, Inc. *	1,719	28,174
OpNext, Inc. *	14,100	26,790
Optical Cable Corp. *	931	3,072
Orbcomm, Inc. *	10,840	29,268
Outdoor Channel Holdings, Inc. *	1,020	5,916
Perficient, Inc. *	1,837	15,486
Performance Technologies, Inc. *	2,000	5,580
Plantronics, Inc.	936	24,317
Radio One, Inc., Class D *	2,600	7,540
RealNetworks, Inc. *	20,328	75,417
Relm Wireless Corp. *	2,700	8,478
RHI Entertainment, Inc. *	200	61
Safeguard Scientifics, Inc. *	3,700	38,147
Salem Communications Corp., Class A *	2,700	16,173
SonicWALL, Inc. *	12,754	97,058
Support.com, Inc. *	12,300	32,472
SureWest Communications *	2,683	26,723
Sycamore Networks, Inc.	4,422	92,460
TechTarget, Inc. *	2,073	11,671
Telephone & Data Systems, Inc. - Special Shares	1,465	44,243
Telephone & Data Systems, Inc.	2,500	84,800
Telular Corp. *	2,488	9,330
Tessco Technologies, Inc.	1,200	19,368
The Knot, Inc. *	3,091	31,126
The New York Times Company, Class A * (a)	11,225	$138,741
TheStreet.com, Inc.	7,357	17,657
Tollgrade Communications, Inc. *	2,100	12,831
United Online, Inc.	10,155	73,014
US Auto Parts Network, Inc. *	800	4,160
UTStarcom, Inc. * (a)	20,888	45,745
ValueVision Media, Inc., Class A *	7,100	34,080
Web.com Group, Inc. *	2,845	18,578
World Wrestling Entertainment, Inc., Class A (a)	54,330	832,879
WPCS International, Inc. *	1,200	3,396
XETA Technologies, Inc. *	400	1,204

		14,456,319

Consumer, Cyclical - 17.66%
99 Cents Only Stores *	1,900	24,833
A.C. Moore Arts & Crafts, Inc. *	5,768	16,958
Airtran Holdings, Inc. *	489	2,553
Alaska Air Group, Inc. *	300	10,368
Aldila, Inc. *	1,240	4,315
Allegiant Travel Company * (a)	14,858	700,852
Allion Healthcare, Inc. *	6,839	44,864
American Woodmark Corp.	1,592	31,331
Americas Car Mart, Inc. *	1,468	38,652
AnnTaylor Stores Corp. *	12,700	173,228
Arctic Cat, Inc. *	3,206	29,367
Ascent Media Corp., Class A *	885	22,594
ATC Technology Corp. *	900	21,465
Audiovox Corp., Class A *	500	3,545
Bally Technologies, Inc. *	20,616	851,235
Barnes & Noble, Inc. (a)	8,776	167,358
Bassett Furniture Industries, Inc. *	2,483	8,740
Beacon Roofing Supply, Inc. * (a)	48,846	781,536
Beazer Homes USA, Inc. * (a)	9,700	46,948
Bebe Stores, Inc.	3,700	23,199
Benihana, Inc. *	1,100	4,620
Big 5 Sporting Goods Corp.	611	10,497
BJ’s Restaurants, Inc. * (a)	3,637	68,448
Bluegreen Corp. *	7,850	18,997
BMP Sunstone Corp. * (a)	4,238	24,114
Bob Evans Farms, Inc.	500	14,475
Bon-Ton Stores, Inc. (a)	2,600	25,506
Books-A-Million, Inc.	3,923	26,363
Borders Group, Inc. *	13,400	15,812
Boyd Gaming Corp. * (a)	15,617	130,714
Brinker International, Inc.	39,750	593,070
Brookfield Homes Corp. *	5,507	44,056
Brown Shoe, Inc.	11,329	111,817
Brunswick Corp.	14,599	185,553
Build A Bear Workshop, Inc. *	5,200	25,428
Cabela’s, Inc. * (a)	11,299	161,124
Cache, Inc. *	3,100	14,167
Callaway Golf Company (a)	10,625	80,112
Canterbury Park Holding Corp. *	200	1,446
Carter’s, Inc. *	29,939	785,899
Cash America International, Inc.	4,000	139,840
Casual Male Retail Group, Inc. *	2,008	4,679
Cavco Industries, Inc. *	329	11,818

The accompanying notes are an integral part of the financial statements.

164

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Central European Distribution Corp. *	6,619	$188,046
Charming Shoppes, Inc. *	19,191	124,166
Chico’s FAS, Inc. *	514	7,222
Christopher & Banks Corp.	9,045	68,923
Churchill Downs, Inc.	390	14,566
Cinemark Holdings, Inc.	3,320	47,708
Citi Trends, Inc. *	24,681	681,689
Coldwater Creek, Inc. *	6,633	29,583
Collective Brands, Inc. *	8,900	202,653
Conn’s, Inc. * (a)	5,534	32,319
Cooper Tire & Rubber Company	582	11,669
Core-Mark Holding Company, Inc. *	1,076	35,465
Crocs, Inc. *	19,800	113,850
Culp, Inc. *	700	6,986
Dana Holding Corp. *	12,100	131,164
dELiA*s, Inc. *	5,085	9,509
Delta Apparel, Inc. *	200	2,132
Destination Maternity Corp. *	997	18,943
Dillard’s, Inc., Class A (a)	12,062	222,544
DineEquity, Inc. * (a)	24,888	604,530
Dorman Products, Inc. *	1,275	19,966
Dover Downs Gaming & Entertainment, Inc.	474	1,792
DSW, Inc., Class A *	2,714	70,238
Ethan Allen Interiors, Inc. (a)	54,137	726,519
Exide Technologies *	8,927	63,471
ExpressJet Holdings, Inc. *	3,400	16,388
Federal Mogul Corp. *	1,700	29,410
Finish Line, Inc.	8,484	106,474
Foot Locker, Inc.	28,322	315,507
Fred’s, Inc., Class A	2,704	27,581
Full House Resorts, Inc. *	200	696
Furniture Brands International, Inc. * (a)	12,800	69,888
Gaming Partners International Corp.	500	2,805
Gander Mountain Company *	6,362	32,446
Gaylord Entertainment Company * (a)	8,700	171,825
Genesco, Inc. *	3,995	109,703
G-III Apparel Group, Ltd. *	2,803	60,741
Golfsmith International Holdings, Inc. *	700	1,575
Great Wolf Resorts, Inc. *	6,620	15,689
Group 1 Automotive, Inc. *	5,064	143,564
Haverty Furniture Companies, Inc.	3,200	43,936
Heelys, Inc. *	2,094	4,565
Hooker Furniture Corp.	2,555	31,605
Hot Topic, Inc. *	3,400	21,624
Iconix Brand Group, Inc. *	8,341	105,514
Ingram Micro, Inc., Class A *	71,739	1,251,846
Insight Enterprises, Inc. *	7,349	83,926
Interface, Inc., Class A	1,048	8,709
International Speedway Corp., Class A	600	17,070
Isle of Capri Casinos, Inc. * (a)	6,391	47,805
J. Alexander’s Corp. *	600	2,394
J. Crew Group, Inc. * (a)	18,099	809,749
Jakks Pacific, Inc. *	400	4,848
JetBlue Airways Corp. *	14,900	81,205
Jo-Ann Stores, Inc. *	401	14,532
Jones Apparel Group, Inc.	14,100	226,446
Kenneth Cole Productions, Inc., Class A *	1,800	$17,370
Kimball International, Inc., Class B	3,313	28,227
K-Swiss, Inc., Class A *	5,019	49,889
Lakeland Industries, Inc. *	1,110	8,880
Lakes Gaming, Inc. *	3,980	9,990
Lazare Kaplan International, Inc. *	300	750
La-Z-Boy, Inc. *	11,700	111,501
Leapfrog Enterprises, Inc., Class A *	1,000	3,910
Lennar Corp., Class A (a)	16,000	204,320
Lennar Corp., Class B	400	3,936
Life Time Fitness, Inc. * (a)	9,200	229,356
Lifetime Brands, Inc. *	1,201	8,587
Lithia Motors, Inc., Class A *	3,969	32,625
Liz Claiborne, Inc. * (a)	20,200	113,726
Luby’s Cafeterias, Inc. *	3,326	12,240
M/I Homes, Inc. *	3,830	39,794
Marcus Corp.	4,800	61,536
Marinemax, Inc. *	4,491	41,272
McCormick & Schmick’s Seafood Restaurants, Inc. *	3,340	23,246
Meritage Homes Corp. *	7,000	135,310
Miller Industries, Inc. *	3,014	34,209
Mobile Mini, Inc. *	6,846	96,460
Modine Manufacturing Company *	8,662	102,558
Mohawk Industries, Inc. *	600	28,560
Monarch Casino & Resort, Inc. *	300	2,430
Morton’s Restaurant Group, Inc. *	4,361	12,690
Motorcar Parts of America, Inc. *	300	1,515
Movado Group, Inc.	4,700	45,684
MTR Gaming Group, Inc. *	5,900	7,670
Multimedia Games, Inc. *	5,383	32,352
New York & Company, Inc. *	13,200	56,628
O’Charley’s, Inc. *	5,600	36,680
Office Depot, Inc. *	48,063	310,006
Orient Express Hotels, Ltd., Class A *	6,200	62,868
Owens & Minor, Inc.	15,938	684,218
Pacific Sunwear of California, Inc. *	16,100	64,078
Palm Harbor Homes, Inc. *	286	592
Pantry, Inc. *	37,027	503,197
Papa John’s International, Inc. *	22,624	528,497
PC Connection, Inc. *	300	2,025
PC Mall, Inc. *	3,055	15,947
Penske Auto Group, Inc. * (a)	3,600	54,648
Perry Ellis International, Inc. *	3,200	48,192
Phillips-Van Heusen Corp.	30,814	1,253,514
Pier 1 Imports, Inc. *	8,300	42,247
Pinnacle Airlines Corp. *	3,764	25,896
Pinnacle Entertainment, Inc. *	11,371	102,112
Pulte Homes, Inc. *	11,492	114,920
Quiksilver, Inc. *	18,000	36,360
RC2 Corp. *	3,193	47,097
Red Robin Gourmet Burgers, Inc. *	3,300	59,070
Regis Corp.	4,605	71,700
Republic Airways Holdings, Inc. *	619	4,574
Retail Ventures, Inc. *	12,866	114,379
RG Barry Corp.	962	8,273

The accompanying notes are an integral part of the financial statements.

165

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Rick’s Cabaret International, Inc. *	1,239	$10,606
Rocky Brands, Inc. *	1,104	8,280
Royal Caribbean Cruises, Ltd. * (a)	25,138	635,489
Rubio’s Restaurants, Inc. *	1,900	13,699
Ruby Tuesday, Inc. *	9,900	71,280
Rush Enterprises, Inc., Class A *	2,814	33,458
Rush Enterprises, Inc., Class B *	41,074	431,277
Ryland Group, Inc.	759	14,952
Saks, Inc. * (a)	17,605	115,489
School Specialty, Inc. *	2,153	50,359
Shoe Carnival, Inc. *	3,153	64,542
Signet Jewelers, Ltd. *	1,600	42,752
Skechers U.S.A., Inc., Class A *	4,128	121,404
Skyline Corp.	1,252	23,037
SkyWest, Inc.	9,577	162,043
Sonic Corp. *	59,243	596,577
Speedway Motorsports, Inc.	6,556	115,517
Sport Supply Group, Inc.	2,437	30,682
Stage Stores, Inc.	5,000	61,800
Standard Motor Products, Inc. *	3,100	26,412
Standard Pacific Corp. *	24,800	92,752
Stanley Furniture Company, Inc. *	1,770	17,965
Steelcase, Inc. Class A	11,004	69,985
Stein Mart, Inc. *	2,700	28,782
Steinway Musical Instruments, Inc. *	1,059	16,849
Superior Industries International, Inc.	3,311	50,658
Susser Holdings Corp. *	3,656	31,405
Systemax, Inc.	1,422	22,340
Tandy Brands Accessories, Inc. *	300	873
Tech Data Corp. *	7,165	334,319
Texas Roadhouse, Inc., Class A * (a)	51,640	579,917
The Cheesecake Factory, Inc. *	2,400	51,816
The Dress Barn, Inc. * (a)	6,419	148,279
The Men’s Wearhouse, Inc.	7,100	149,526
The Nautilus Group, Inc. *	1,000	2,030
The Pep Boys - Manny, Moe & Jack	5,900	49,914
The Steak n Shake Company * (a)	382	123,652
The Wet Seal, Inc., Class A *	2,500	8,625
Timberland Company, Class A *	938	16,818
Titan International, Inc. (a)	101,635	824,260
Titan Machinery, Inc. * (a)	3,604	41,590
Toll Brothers, Inc. *	200	3,762
TRW Automotive Holdings Corp. *	57,994	1,384,897
Tuesday Morning Corp. *	3,900	10,062
Unifi, Inc. *	6,642	25,771
Unifirst Corp.	290	13,952
United Stationers, Inc. *	700	39,795
Vail Resorts, Inc. *	954	36,061
VCG Holding Corp. *	2,200	4,576
Virco Manufacturing	1,200	4,380
Volcom, Inc. *	36,112	604,515
Wabash National Corp. *	5,196	9,820
Wendy’s/Arby’s Group, Inc.	4,700	22,043
Wesco International, Inc. *	1,718	46,403
West Marine, Inc. *	4,905	39,534
Williams-Sonoma, Inc.	24,200	502,876
Wyndham Worldwide Corp.	23,724	$478,513

		27,065,496

Consumer, Non-cyclical - 14.80%
1-800-Flowers.com, Inc., Class A *	2,494	6,609
ABM Industries, Inc.	48,215	996,122
Accelrys, Inc. *	3,000	17,190
Acme United Corp.	500	4,605
Adolor Corp. *	6,517	9,515
Advance America Cash Advance Centers, Inc.	4,800	26,688
Affymetrix, Inc. *	5,200	30,368
Alliance One International, Inc. *	23,364	114,016
Allied Healthcare International, Inc. *	11,800	34,338
American Dental Partners, Inc. *	3,425	44,182
AMN Healthcare Services, Inc. *	4,149	37,590
AmSurg Corp. *	1,900	41,838
Andersons, Inc.	3,923	101,292
AngioDynamics, Inc. *	5,961	95,853
Anika Therapeutics, Inc. *	2,700	20,601
Animal Health International, Inc. *	601	1,442
Assisted Living Concepts, Inc. *	2,424	63,921
Athenahealth, Inc. *	9,137	413,358
Avis Budget Group, Inc. * (a)	18,000	236,160
B&G Foods, Inc.	7,386	67,803
Barrett Business Services, Inc.	2,678	32,913
BioClinica, Inc. *	3,300	14,025
Biodel, Inc. *	2,332	10,121
BioScrip, Inc. *	1,258	10,517
Biovail Corp.	53,748	750,322
Blyth, Inc.	200	6,744
Bowne & Company, Inc.	5,833	38,964
Brookdale Senior Living, Inc. *	14,309	260,281
Cambrex Corp. *	4,802	26,795
Cantel Medical Corp. *	1,400	28,252
Capital Senior Living Corp. *	7,026	35,271
Cardiac Science Corp. *	500	1,115
CCA Industries, Inc.	1,277	7,087
CDI Corp.	4,396	56,928
Celera Corp. *	3,000	20,730
Centene Corp. *	1,000	21,170
Central Garden & Pet Company *	1,670	17,869
Chiquita Brands International, Inc. * (a)	6,767	122,077
Collectors Universe, Inc.	1,089	10,182
Community Health Systems, Inc. *	16,000	569,600
CONMED Corp. *	3,500	79,800
Consolidated Graphics, Inc. *	1,700	59,534
Constellation Brands, Inc., Class A *	1,900	30,267
Continucare Corp. *	300	1,311
Convergys Corp. *	16,749	180,052
Cornell Corrections, Inc. *	3,314	75,228
Coventry Health Care, Inc. *	9,100	221,039
CRA International, Inc. *	700	18,655
Craft Brewers Alliance, Inc. *	500	1,200
Cutera, Inc. *	3,480	29,615
Cynosure, Inc. *	2,539	29,173
Del Monte Foods Company	21,882	248,142
Digirad Corp. *	3,100	6,510

The accompanying notes are an integral part of the financial statements.

166

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Dollar Thrifty Automotive Group, Inc. *	5,300	$135,733
Dynacq Healthcare, Inc. *	600	2,046
Electro Rent Corp.	6,182	71,340
Elizabeth Arden, Inc. *	5,582	80,604
Ennis, Inc.	3,329	55,894
Enzo Biochem, Inc. *	1,654	8,899
Euronet Worldwide, Inc. *	1,100	24,145
EV3, Inc. *	69,313	924,635
Exactech, Inc. *	500	8,655
Facet Biotech Corp. *	2,300	40,434
Farmer Brothers Company	555	10,956
Five Star Quality Care, Inc. *	7,180	24,915
Flowers Foods, Inc.	22,765	540,896
Franklin Covey Company *	3,500	22,050
Fresh Del Monte Produce, Inc. *	6,404	141,528
Gaiam, Inc., Class A *	2,300	17,687
Gentiva Health Services, Inc. *	29,571	798,713
Great Lakes Dredge & Dock Company	14,721	95,392
H&E Equipment Services, Inc. *	9,156	96,046
Haemonetics Corp. *	12,580	693,787
Hain Celestial Group, Inc. *	5,737	97,586
Harvard Bioscience, Inc. *	4,168	14,880
Health Fitness Corp. *	2,000	15,300
Health Net, Inc. *	17,388	404,967
Health Tronics, Inc. *	8,850	23,364
Healthspring, Inc. *	7,600	133,836
Healthways, Inc. *	977	17,918
Heidrick & Struggles International, Inc.	1,508	47,110
Helen of Troy, Ltd. *	834	20,400
Hertz Global Holdings, Inc. * (a)	37,806	450,648
Hologic, Inc. *	100	1,450
Home Diagnostics, Inc. *	4,130	25,193
HQ Sustainable Maritime Industries, Inc. *	2,756	19,402
Hudson Highland Group, Inc. *	4,800	22,752
ICT Group, Inc. *	3,600	58,788
Imperial Sugar Company	1,400	24,416
Ingles Markets, Inc.	1,965	29,730
Integramed America, Inc. *	300	2,343
Intermediate Parfums, Inc.	5,032	61,239
Intermune, Inc. * (a)	21,678	282,681
Internet Brands, Inc., Class A *	11,000	86,130
Intersections, Inc. *	3,791	18,576
Invacare Corp. (a)	37,314	930,611
Inverness Medical Innovations, Inc. * (a)	13,675	567,649
Jackson Hewitt Tax Service, Inc. *	2,700	11,880
Jarden Corp.	9,832	303,907
Kelly Services, Inc., Class A *	5,107	60,927
Kendle International, Inc. *	3,500	64,085
Kenexa Corp. *	2,423	31,620
Kid Brands, Inc. *	3,500	15,330
Kindred Healthcare, Inc. *	500	9,230
King Pharmaceuticals, Inc. *	4,600	56,442
Korn/Ferry International *	1,251	20,642
K-V Pharmaceutical Company, Class A * (a)	9,404	34,513
Lannett Company, Inc. *	350	2,069
LCA-Vision, Inc. *	3,744	19,169
LECG Corp. *	5,738	$17,157
LeMaitre Vascular, Inc. *	700	3,500
LifePoint Hospitals, Inc. *	5,543	180,203
Live Nation, Inc. *	14,234	121,131
M & F Worldwide Corp. *	1,700	67,150
Mac-Gray Corp. *	200	2,060
Magellan Health Services, Inc. *	100	4,073
Mannatech, Inc.	2,400	7,488
Martek Biosciences Corp. *	1,900	35,986
Maxygen, Inc. *	9,000	54,810
McGrath Rentcorp	1,390	31,080
MedCath Corp. *	3,600	28,476
Medical Action, Inc. *	800	12,848
MediciNova, Inc. * (a)	500	3,580
Medicis Pharmaceutical Corp., Class A	3,510	94,946
Medtox Scientific, Inc. *	411	3,185
MGP Ingredients, Inc. *	1,500	11,475
Misonix, Inc. *	500	945
Molina Healthcare, Inc. *	1,795	41,052
Multi-Color Corp.	200	2,442
Natus Medical, Inc. *	500	7,395
Nighthawk Radiology Holdings, Inc. *	5,420	24,553
NovaMed, Inc. * (a)	5,171	20,063
Nutraceutical International Corp. *	2,300	28,451
Odyssey Healthcare, Inc. *	920	14,334
Omega Protein Corp. *	4,043	17,627
On Assignment, Inc. *	7,396	52,881
OraSure Technologies, Inc. *	693	3,520
Osteotech, Inc. *	3,048	9,754
Palomar Medical Technologies, Inc. *	300	3,024
Par Pharmaceutical Companies, Inc. *	2,725	73,739
Parlux Fragrances, Inc. *	2,749	5,663
PDI, Inc. *	600	2,892
Perceptron, Inc. *	1,608	5,162
PHH Corp. *	8,076	130,104
Prestige Brands Holdings, Inc. *	11,800	92,748
Prospect Medical Holdings, Inc. *	1,339	5,691
Psychiatric Solutions, Inc. *	4,500	95,130
RCM Technologies, Inc. *	300	744
Rent-A-Center, Inc. *	4,700	83,284
Res-Care, Inc. *	4,011	44,923
RTI Biologics, Inc. *	12,697	48,756
Ruddick Corp.	205	5,275
Seneca Foods Corp. *	200	4,774
Service Corp. International	25,542	209,189
Sirona Dental Systems, Inc. *	1,800	57,132
Skilled Healthcare Group, Inc. *	73,348	546,443
Smart Balance, Inc. *	4,900	29,400
Smithfield Foods, Inc. *	16,063	243,997
Solta Medical, Inc. *	2,600	5,278
SonoSite, Inc. * (a)	758	17,912
Sotheby’s	800	17,984
Spartan Motors, Inc.	8,540	48,080
Spartan Stores, Inc.	1,400	20,006
Spectranetics Corp. *	2,913	20,274
StarTek, Inc. *	3,863	28,895

The accompanying notes are an integral part of the financial statements.

167

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Sun Healthcare Group, Inc. *	2,700	$24,759
SunLink Health Systems, Inc. *	100	185
Symmetry Medical, Inc. *	8,474	68,300
Targacept, Inc. *	800	16,736
Tasty Baking Company	600	4,038
Team, Inc. *	32,631	613,789
The Cooper Companies, Inc. (a)	32,387	1,234,592
The Geo Group, Inc. *	1,500	32,820
The Hackett Group, Inc. *	3,728	10,364
TomoTherapy, Inc. *	11,111	43,333
Trans1, Inc. *	400	1,580
Tree.com, Inc. *	2,800	25,620
TreeHouse Foods, Inc. * (a)	19,778	768,573
Triple-S Management Corp. *	3,300	58,080
United Rentals, Inc. *	12,406	121,703
Universal Corp.	3,297	150,376
Universal Health Services, Inc., Class B	28,848	879,864
Versar, Inc. *	2,242	6,838
Viad Corp.	5,395	111,299
ViroPharma, Inc. *	75,658	634,771
Vital Images, Inc. *	3,760	47,714
Vivus, Inc. * (a)	77,106	708,604
Volt Information Sciences, Inc. *	2,445	24,450
Weis Markets, Inc.	2,432	88,428
WellCare Health Plans, Inc. *	3,800	139,688
Winn-Dixie Stores, Inc. *	9,551	95,892
Wright Express Corp. *	26,216	835,242
Young Innovations, Inc.	500	12,390
Zoll Medical Corp. *	500	13,360

		22,688,170

Diversified - 0.01%
Resource America, Inc., Class A	3,100	12,524

Energy - 9.01%
Allis-Chalmers Energy, Inc. *	13,500	50,895
Alon USA Energy, Inc.	6,912	47,278
Approach Resources, Inc. *	3,200	24,704
Arabian American Development Company *	1,098	2,635
Arena Resources, Inc. *	19,463	839,245
Atlas Energy, Inc. *	4,154	125,326
ATP Oil & Gas Corp. * (a)	10,200	186,456
Basic Energy Services, Inc. *	700	6,230
Berry Petroleum Company, Class A	5,400	157,410
Bill Barrett Corp. *	2,400	74,664
Bolt Technology Corp. *	1,328	14,635
Bronco Drilling Company, Inc. *	6,271	31,794
Cal Dive International, Inc. *	9,196	69,522
Cimarex Energy Company	7,265	384,827
Clayton Williams Energy, Inc. *	767	26,876
Complete Production Services, Inc. *	91,142	1,184,846
Comstock Resources, Inc. *	17,464	708,514
Contango Oil & Gas Company *	600	28,206
Crosstex Energy, Inc. (a)	12,200	73,810
CVR Energy, Inc. *	12,800	87,808
Dawson Geophysical Company *	800	18,488
Delek US Holdings, Inc.	8,065	54,923
Double Eagle Petroleum & Mining Company *	2,117	$9,145
Dresser-Rand Group, Inc. *	26,647	842,312
Encore Aquisition Company *	2,100	100,842
Evergreen Solar, Inc. * (a)	18,714	28,258
Exterran Holdings, Inc. *	8,722	187,087
Flotek Industries, Inc. * (a)	2,695	3,611
Forest Oil Corp. * (a)	38,259	851,263
Frontier Oil Corp.	1,800	21,672
Geokinetics, Inc. *	2,332	22,434
Georesources, Inc. *	3,257	44,491
Global Industries, Ltd. *	18,100	129,053
Green Plains Renewable Energy, Inc. *	800	11,896
Gulf Islands Fabrication, Inc.	1,609	33,837
Gulfport Energy Corp. *	275	3,149
Harvest Natural Resources, Inc. *	8,700	46,023
Headwaters, Inc. *	14,902	97,161
Helix Energy Solutions Group, Inc. *	13,700	160,975
Hercules Offshore, Inc. *	15,100	72,178
HKN, Inc. *	1,016	3,729
Hoku Scientific, Inc. *	200	544
Hornbeck Offshore Services, Inc. *	4,500	104,760
International Coal Group, Inc. *	21,729	83,874
ION Geophysical Corp. *	3,800	22,496
Key Energy Services, Inc. *	19,135	168,197
Lufkin Industries, Inc.	12,161	890,185
Mariner Energy, Inc. *	500	5,805
Matrix Service Company *	300	3,195
Mitcham Industries, Inc. *	2,300	16,951
Natural Gas Services Group, Inc. *	2,718	51,234
Newpark Resources, Inc. *	17,959	75,967
Ocean Power Technologies, Inc. * (a)	1,900	17,119
Oceaneering International, Inc. *	14,580	853,222
Oil States International, Inc. *	8,644	339,623
Omni Energy Services Corp. *	4,100	5,125
Parker Drilling Company *	15,938	78,893
Patriot Coal Corp. *	13,000	200,980
Patterson-UTI Energy, Inc. (a)	23,367	358,683
Penn Virginia Corp.	38,014	809,318
Petroleum Development Corp. *	3,520	64,099
Petroquest Energy, Inc. *	8,550	52,411
Pioneer Drilling Company *	11,900	94,010
Plains Exploration & Production Company *	11,400	315,324
Rex Energy Corp. *	3,045	36,540
Rosetta Resources, Inc. *	5,400	107,622
Rowan Companies, Inc. *	11,300	255,832
SEACOR Holdings, Inc. *	2,100	160,125
Seahawk Drilling, Inc. *	1,232	27,769
St. Mary Land & Exploration Company	1,000	34,240
Sunoco, Inc.	5,100	133,110
Superior Energy Services, Inc. *	5,100	123,879
Superior Well Services, Inc. *	2,500	35,650
Swift Energy Company *	4,000	95,840
T-3 Energy Services, Inc. *	2,579	65,764
Tesoro Corp. (a)	20,200	273,710
TETRA Technologies, Inc. *	9,546	105,770
TGC Industries, Inc. *	3,720	14,545

The accompanying notes are an integral part of the financial statements.

168

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Tidewater, Inc.	4,200	$201,390
Trico Marine Services, Inc. * (a)	4,500	20,430
Union Drilling, Inc. *	5,774	36,087
Unit Corp. *	4,557	193,672
Western Refining, Inc. * (a)	12,066	56,831
Whiting Petroleum Corp. *	3,700	264,365
Willbros Group, Inc. *	5,000	84,350

		13,807,744

Financial - 17.55%
1st Source Corp.	961	15,462
21st Century Holding Company	1,090	4,393
Abington Bancorp, Inc.	4,934	33,995
Affiliated Managers Group, Inc. * (a)	9,281	625,075
Affirmative Insurance Holdings, Inc. *	3,456	14,100
Alexandria Real Estate Equities, Inc., REIT (a)	10,924	702,304
Alleghany Corp. *	200	55,200
Allied World Assurance Holdings, Ltd.	2,700	124,389
American Capital, Ltd. * (a)	30,900	75,396
American Equity Investment Life Holding Company	10,400	77,376
American Financial Group, Inc.	4,639	115,743
American National Insurance Company	2,200	262,768
American Physicians Capital, Inc.	400	12,128
American Safety Insurance Holdings, Ltd. *	2,457	35,504
AmeriCredit Corp. * (a)	22,249	423,621
Ameris Bancorp	3,642	26,075
Amerisafe, Inc. *	1,200	21,564
Amtrust Financial Services, Inc.	3,300	39,006
Argo Group International Holdings, Ltd. *	4,128	120,290
Arthur J. Gallagher & Company	29,042	653,735
Aspen Insurance Holdings, Ltd.	15,600	397,020
Asset Acceptance Capital Corp. *	4,739	32,130
Associated Banc Corp.	2,800	30,828
Assurant, Inc.	5,600	165,088
Assured Guaranty, Ltd.	14,300	311,168
Asta Funding, Inc. (a)	2,979	21,121
Astoria Financial Corp.	12,100	150,403
Atlantic Coast Federal Corp.	539	814
Avatar Holdings, Inc. *	1,356	23,066
B of I Holding, Inc. *	1,814	18,140
BancFirst Corp.	13,256	491,002
Bancorp, Inc. *	4,567	31,330
BancTrust Financial Group, Inc. (a)	3,750	10,762
Bank Mutual Corp.	1,861	12,878
Bank of Florida Corp. *	2,454	2,012
Bank of the Ozarks, Inc.	1,616	47,300
BankAtlantic Bancorp, Inc. (a)	10,440	13,572
BankFinancial Corp.	4,135	40,936
Banner Corp.	800	2,144
Berkshire Hill Bancorp, Inc.	2,076	42,932
Boston Private Financial Holdings, Inc.	17,873	103,127
Brookline Bancorp, Inc.	6,000	59,460
Cadence Financial Corp.	600	1,050
Camden National Corp.	300	9,810
Capital City Bank Group, Inc. (a)	1,822	25,216
Capital Southwest Corp.	902	71,078
CapitalSource, Inc.	16,400	$65,108
Capitol Bancorp, Ltd. (a)	4,076	7,989
Cardinal Financial Corp.	7,363	64,353
Cascade Financial Corp.	1,636	3,632
Cathay General Bancorp (a)	7,700	58,135
Center Bancorp, Inc. (a)	2,746	24,494
Center Financial Corp. *	3,609	16,601
Central Pacific Financial Corp. *	5,915	7,749
Chemical Financial Corp.	900	21,222
City National Corp.	1,100	50,160
CNA Surety Corp. *	7,721	114,966
CoBiz, Inc.	4,786	22,733
Columbia Banking System, Inc.	6,135	99,264
Commerce Bancshares, Inc.	20,136	779,666
Community Bank Systems, Inc.	1,100	21,241
Community Trust Bancorp, Inc.	24,459	598,023
CompuCredit Holdings Corp. (a)	10,161	33,836
Conseco, Inc. *	25,800	129,000
Cowen Group, Inc. *	3,000	17,760
Crescent Financial Corp. *	1,656	5,266
CVB Financial Corp. (a)	2,600	22,464
Danvers Bancorp, Inc.	3,900	50,661
Delphi Financial Group, Inc.	6,600	147,642
Digital Realty Trust, Inc., REIT (a)	16,000	804,480
Dime Community Bancshares	1,500	17,580
Donegal Group, Inc.	4,831	75,074
Doral Financial Corp. * (a)	4,600	16,698
East West Bancorp, Inc.	12,390	195,762
Eastern Insurance Holdings, Inc.	2,342	20,188
eHealth, Inc. *	34,545	567,574
EMC Insurance Group, Inc.	1,920	41,299
Encore Bancshares, Inc. *	2,204	17,522
Encore Capital Group, Inc. *	4,881	84,929
Endurance Specialty Holdings, Ltd.	5,700	212,211
Enstar Group, Ltd. *	100	7,302
Enterprise Financial Services Corp.	2,542	19,599
ESSA Bancorp, Inc.	1,451	16,977
F.N.B. Corp.	14,100	95,739
FBL Financial Group, Inc., Class A	3,914	72,487
Federal Agricultural Mortgage Corp., Class C (a)	1,613	11,307
Fidelity Southern Corp. *	1,091	3,928
Financial Federal Corp.	1,483	40,783
Financial Institutions, Inc.	1,956	23,042
First Acceptance Corp. *	7,986	15,573
First American Corp.	3,908	129,394
First Bancorp, North Carolina (a)	2,780	38,837
First BanCorp, Puerto Rico (a)	9,700	22,310
First Busey Corp.	5,529	21,508
First Commonwealth Financial Corp.	2,100	9,765
First Defiance Financial Corp.	751	8,479
First Financial Bankshares, Inc. (a)	11,031	598,211
First Financial Corp., Indiana	400	12,208
First Financial Holdings, Inc.	3,000	38,970
First Financial Northwest, Inc.	1,738	11,384
First Horizon National Corp. * (a)	20,327	272,379
First Merchants Corp.	4,061	24,122

The accompanying notes are an integral part of the financial statements.

169

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
First Mercury Financial Corp.	1,600	$21,936
First Midwest Bancorp, Inc. (a)	7,300	79,497
First Place Financial Corp.	400	1,108
First Security Group, Inc.	3,000	7,140
First South Bancorp, Inc.	1,628	16,768
Firstcity Financial Corp *	2,000	14,960
FirstMerit Corp.	33,072	666,070
Flagstone Reinsurance Holdings, Ltd.	14,600	159,724
Flushing Financial Corp.	5,762	64,880
FNB United Corp. (a)	2,500	3,125
Forest City Enterprises, Inc., Class A * (a)	12,002	141,384
FPIC Insurance Group, Inc. *	20,102	776,339
Fulton Financial Corp.	12,500	109,000
GAMCO Investors, Inc., Class A	11,584	559,391
Genworth Financial, Inc., Class A *	33,555	380,849
German American Bancorp (a)	400	6,500
GFI Group, Inc.	5,428	24,806
Glacier Bancorp, Inc. (a)	3,300	45,276
Great Southern Bancorp, Inc. (a)	611	13,051
Greene County Bancshares, Inc. (a)	2,900	10,295
Greenlight Capital Re, Ltd., Class A *	800	18,856
Hallmark Financial Services, Inc. *	5,040	40,118
Hampden Bancorp, Inc.	1,142	12,060
Hampton Roads Bankshares, Inc. (a)	1,900	3,287
Hanover Insurance Group, Inc.	17,780	789,965
Harleysville Group, Inc.	900	28,611
Harris & Harris Group, Inc. *	5,729	26,182
HCC Insurance Holdings, Inc.	6,200	173,414
Heartland Financial USA, Inc.	900	12,915
Heritage Commerce Corp.	2,565	10,311
Hilltop Holdings, Inc. *	9,934	115,632
Home Federal Bancorp, Inc.	1,520	20,231
Hopfed Bancorp, Inc.	400	3,800
Horace Mann Educators Corp.	5,601	70,013
Huntington Bancshares, Inc. (a)	31,753	115,898
IBERIABANK Corp.	771	41,488
Independence Holding Company	2,224	12,899
Independent Bank Corp., Massachusetts	2,831	59,140
Independent Bank Corp., Michigan (a)	2,068	1,489
International Assets Holding Corp. *	587	8,535
International Bancshares Corp.	7,200	136,296
Intervest Bancshares Corp. *	1,211	3,972
Investment Technology Group, Inc. *	1,297	25,551
Investors Bancorp, Inc. *	452	4,945
JMP Group, Inc.	3,000	29,160
KBW, Inc. * (a)	30,573	836,477
K-Fed Bancorp	2,409	21,175
Lakeland Bancorp, Inc.	6,182	39,503
Lakeland Financial Corp.	3,000	51,750
LaSalle Hotel Properties, REIT	46,391	984,881
Legacy Bancorp, Inc.	2,286	22,540
Louisiana Bancorp, Inc. *	100	1,445
Macatawa Bank Corp. * (a)	4,500	9,765
MainSource Financial Group, Inc.	4,725	22,586
Marlin Business Services Corp. *	1,158	9,183
Max Capital Group, Ltd.	2,100	46,830
MB Financial, Inc.	6,217	$122,599
MBIA, Inc. * (a)	36,546	145,453
MBT Financial Corp.	3,023	4,535
MCG Capital Corp. *	18,600	80,352
Meadowbrook Insurance Group, Inc.	10,879	80,505
Medallion Financial Corp.	1,450	11,847
Mercantile Bank Corp.	1,266	3,798
Mercer Insurance Group, Inc.	1,412	25,656
Meridian Interstate Bancorp, Inc. *	1,856	16,129
MF Global, Ltd. *	20,900	145,255
MGIC Investment Corp. * (a)	18,300	105,774
MicroFinancial, Inc.	400	1,236
Montpelier Re Holdings, Ltd.	3,100	53,692
Nara Bancorp, Inc. *	6,614	75,003
National Financial Partners Corp. *	10,111	81,798
National Interstate Corp.	726	12,313
National Penn Bancshares, Inc.	9,600	55,584
Navigators Group, Inc. *	900	42,399
Nelnet, Inc., Class A	5,662	97,556
New England Bancshares, Inc.	100	460
NewAlliance Bancshares, Inc.	9,100	109,291
NewBridge Bancorp *	861	1,911
NewStar Financial, Inc. *	9,006	35,304
North Valley Bancorp *	1,223	2,556
Northeast Community Bancorp, Inc.	1,932	12,693
Northfield Bancorp, Inc.	2,128	28,771
Northwest Bancshares, Inc.	2,250	25,470
OceanFirst Financial Corp.	1,700	19,210
Ocwen Financial Corp. *	8,754	83,776
Old National Bancorp	1,700	21,131
Old Republic International Corp.	16,016	160,801
Old Second Bancorp, Inc. (a)	3,121	21,504
OneBeacon Insurance Group, Ltd.	2,200	30,316
Oriental Financial Group, Inc.	5,700	61,560
Pacific Capital Bancorp (a)	6,843	6,569
Pacific Mercantile Bancorp *	2,510	7,630
PacWest Bancorp	1,300	26,195
Penson Worldwide, Inc. *	5,997	54,333
Peoples Bancorp, Inc.	2,761	26,726
Phoenix Companies, Inc. *	21,338	59,320
PICO Holdings, Inc. *	523	17,118
Piper Jaffray Companies, Inc. *	100	5,061
Platinum Underwriters Holdings, Ltd.	2,100	80,409
PMI Group, Inc. * (a)	19,900	50,148
Portfolio Recovery Associates, Inc. *	400	17,952
Preferred Bank/Los Angeles	943	1,697
PrivateBancorp, Inc.	1,300	11,661
ProAssurance Corp. *	1,400	75,194
Protective Life Corp.	3,319	54,929
Provident Financial Holdings, Inc.	1,143	3,155
Radian Group, Inc.	17,384	127,077
Reinsurance Group of America, Inc.	3,174	151,241
Renasant Corp.	5,533	75,249
Riverview Bancorp, Inc. *	500	1,115
Rome Bancorp, Inc.	698	5,556
Safety Insurance Group, Inc.	1,346	48,766

The accompanying notes are an integral part of the financial statements.

170

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financial (continued)
Sandy Spring Bancorp, Inc. (a)	4,280	$38,049
SCBT Financial Corp.	800	22,152
SeaBright Insurance Holdings, Inc. *	901	10,352
Seacoast Banking Corp. of Florida	1,900	3,097
SEI Investments Company	41,676	730,164
Senior Housing Properties Trust, REIT	30,969	677,292
Sierra Bancorp	1,408	10,743
Simmons First National Corp., Class A	400	11,120
Somerset Hills Bancorp	300	2,385
Southern Community Financial Corp.	3,274	7,563
Southwest Bancorp, Inc.	3,448	23,929
Stancorp Financial Group, Inc.	1,700	68,034
State Auto Financial Corp.	1,659	30,692
State Bancorp, Inc.	2,498	17,761
StellarOne Corp.	3,501	34,870
Sterling Bancorp	1,900	13,566
Sterling Bancshares, Inc.	10,763	55,214
Stewart Information Services Corp. (a)	2,900	32,712
Student Loan Corp.	2,422	112,793
Sun Bancorp, Inc., New Jersey *	1,257	4,714
Superior Bancorp *	183	602
Susquehanna Bancshares, Inc.	12,699	74,797
SVB Financial Group *	3,000	125,070
SWS Group, Inc.	6,700	81,070
Synovus Financial Corp. (a)	47,485	97,344
Taylor Capital Group, Inc. *	2,590	29,500
Teton Advisors, Inc., Class A (a)	251	4,013
Texas Capital Bancshares, Inc. *	1,213	16,933
The First Marblehead Corp. *	14,086	30,003
Thomas Properties Group, Inc.	3,500	10,360
Thomas Weisel Partners Group, Inc. *	2,789	10,542
TIB Financial Corp. *	3,025	1,966
TierOne Corp. *	2,328	1,630
Tower Group, Inc.	1,625	38,041
TowneBank (a)	1,100	12,848
Transatlantic Holdings, Inc.	7,141	372,118
Umpqua Holdings Corp.	11,556	154,966
Union Bankshares Corp.	2,414	29,909
United America Indemnity, Ltd. *	3,058	24,219
United Bankshares, Inc. (a)	2,100	41,937
United Community Banks, Inc. *	7,725	26,188
United Financial Bancorp, Inc.	4,037	52,925
United Western Bancorp, Inc.	1,286	3,549
Unitrin, Inc.	9,135	201,427
Universal American Financial Corp. * (a)	13,775	161,168
Universal Health Realty Income Trust, REIT	16,939	542,556
Universal Insurance Holdings, Inc.	1,713	10,055
Univest Corp. of Pennsylvania	1,000	17,530
Validus Holdings, Ltd.	6,400	172,416
Virginia Commerce Bancorp, Inc. *	6,009	22,414
Washington Banking Company	2,191	26,161
Washington Federal, Inc.	7,300	141,182
Washington Trust Bancorp, Inc.	1,100	17,138
Waterstone Financial, Inc. *	2,000	4,100
Webster Financial Corp.	10,012	118,842
WesBanco, Inc.	1,275	15,734
West Coast Bancorp	300	$630
Western Alliance Bancorp *	11,336	42,850
Westfield Financial, Inc.	1,520	12,540
White Mountains Insurance Group, Ltd.	1,340	445,764
Whitney Holding Corp.	9,060	82,537
Wilmington Trust Corp.	800	9,872
Wilshire Bancorp, Inc. (a)	5,061	41,450
Wintrust Financial Corp.	3,248	100,006
World Acceptance Corp. * (a)	3,058	109,568
Yadkin Valley Financial Corp.	3,000	10,980
Zenith National Insurance Corp.	5,021	149,425
Zions Bancorp (a)	18,500	237,355
ZipRealty, Inc. *	900	3,384

		26,903,254

Industrial - 16.68%
A. M. Castle & Company	6,000	82,140
A.O. Smith Corp.	676	29,332
AAR Corp. * (a)	43,896	1,008,730
Adept Technology, Inc. *	100	338
Aerovironment, Inc. * (a)	18,296	532,048
AGCO Corp. *	3,700	119,658
Air Transport Services Group, Inc. *	2,800	7,392
Aircastle, Ltd.	12,151	119,687
Alamo Group, Inc.	1,991	34,146
Albany International Corp., Class A	3,434	77,128
Alexander & Baldwin, Inc.	6,796	232,627
Allied Defense Group, Inc. *	1,300	6,175
Allied Motion Technologies, Inc. *	400	1,004
Altra Holdings, Inc. *	4,192	51,771
AMERCO, Inc. *	2,754	136,929
American Railcar Industries, Inc.	3,719	40,983
Ameron International Corp.	500	31,730
Ampco-Pittsburgh Corp.	789	24,877
Analogic Corp.	400	15,404
Apogee Enterprises, Inc.	5,084	71,176
Applied Industrial Technologies, Inc.	4,193	92,540
AptarGroup, Inc.	19,451	695,179
Arkansas Best Corp.	1,258	37,023
Armstrong World Industries, Inc. *	2,100	81,753
Arrow Electronics, Inc. *	16,466	487,558
Astec Industries, Inc. *	600	16,164
Atlas Air Worldwide Holdings, Inc. *	3,546	132,088
AVX Corp.	6,800	86,156
Baldor Electric Company (a)	33,459	939,863
Ballantyne of Omaha, Inc. *	2,547	9,500
Barnes Group, Inc.	2,420	40,898
BE Aerospace, Inc. *	19,200	451,200
Bel Fuse, Inc., Class B	2,216	47,622
Belden, Inc.	26,774	586,886
Benchmark Electronics, Inc. *	12,443	235,297
Briggs & Stratton Corp.	8,735	163,432
Bristow Group, Inc. *	5,333	205,054
Bway Holding Company *	3,834	73,689
C & D Technologies, Inc. * (a)	3,440	5,332
CAI International, Inc. *	3,200	28,896
California Micro Devices Corp. *	3,609	16,998

The accompanying notes are an integral part of the financial statements.

171

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Cascade Corp.	1,981	$54,458
Casella Waste Systems, Inc., Class A *	5,845	23,497
CECO Environmental Corp. *	3,710	14,654
Celadon Group, Inc. *	2,764	29,989
Ceradyne, Inc. *	4,300	82,603
Chart Industries, Inc. *	28,407	470,136
Chase Corp.	1,174	13,865
Checkpoint Systems, Inc. *	5,678	86,589
Circor International, Inc.	609	15,335
Cognex Corp.	1,097	19,439
Coherent, Inc. * (a)	1,177	34,992
Columbus McKinnon Corp. *	4,211	57,522
Comfort Systems USA, Inc.	1,100	13,574
Core Molding Technologies, Inc. *	1,000	2,890
Covenant Transport, Inc. *	900	3,789
CPI Aerostructures, Inc. *	266	1,599
Craftmade International, Inc. *	100	185
Curtiss-Wright Corp.	18,084	566,391
Cymer, Inc. *	22,990	882,356
DDi Corp. *	4,830	23,619
Dionex Corp. *	10,900	805,183
Drew Industries, Inc. *	4,700	97,055
DryShips, Inc. * (a)	83,043	483,310
Ducommun, Inc.	1,444	27,017
Dycom Industries, Inc. *	7,264	58,330
Eagle Bulk Shipping, Inc. * (a)	13,000	64,350
Encore Wire Corp.	600	12,642
EnergySolutions, Inc.	6,100	51,789
Enersys *	1,936	42,340
ENGlobal Corp. *	5,500	17,215
EnPro Industries, Inc. *	1,000	26,410
Esterline Technologies Corp. *	5,248	213,961
FARO Technologies, Inc. *	1,572	33,704
Federal Signal Corp.	7,800	46,956
Flow International Corp. *	7,650	23,562
Franklin Electric, Inc.	500	14,540
Freightcar America, Inc.	2,900	57,507
Gardner Denver, Inc.	2,582	109,864
GATX Corp.	3,378	97,117
Genco Shipping & Trading, Ltd. * (a)	7,300	163,374
Gencor Industries, Inc. *	1,400	10,500
General Cable Corp. * (a)	16,321	480,164
General Maritime Corp.	3,100	21,669
Gerber Scientific, Inc. *	5,769	29,133
GP Strategies Corp. *	3,946	29,713
GrafTech International, Ltd. *	36,398	565,989
Graphic Packaging Holding Company *	21,496	74,591
Greatbatch, Inc. *	900	17,307
Greenbrier Company, Inc.	4,503	46,741
Griffon Corp. *	10,838	132,440
GulfMark Offshore, Inc. *	4,500	127,395
Hardinge, Inc.	2,200	12,100
Hawk Corp., Class A *	200	3,522
Haynes International, Inc.	2,900	95,613
HEICO Corp.	400	17,732
Horizon Lines, Inc.	3,783	21,071
Hurco Companies, Inc. *	1,700	$25,160
ICx Technologies, Inc. *	2,600	24,752
Innovative Solutions & Support, Inc. *	2,300	10,557
Insituform Technologies, Inc., Class A *	1,100	24,992
Insteel Industries, Inc.	1,465	19,045
Integrated Electrical Services, Inc. *	620	3,627
Interline Brands, Inc. *	5,656	97,679
Intevac, Inc. *	4,826	55,354
IntriCon Corp. *	100	303
Jabil Circuit, Inc.	14,316	248,669
Kaman Corp., Class A	3,256	75,181
Keithley Instruments, Inc.	795	3,697
Key Technology, Inc. *	641	7,474
KSW, Inc.	700	2,562
L-1 Identity Solutions, Inc. *	11,799	88,375
Ladish Company, Inc. *	1,432	21,595
Landstar Systems, Inc.	19,468	754,774
Layne Christensen Company *	3,712	106,572
Littelfuse, Inc. *	2,934	94,328
LMI Aerospace, Inc. *	2,795	37,174
LoJack Corp. *	1,788	7,224
LSI Industries, Inc.	3,335	26,280
Lydall, Inc. *	1,200	6,252
Manitowoc Company, Inc. (a)	19,100	190,427
Marten Transport, Ltd. *	30,309	544,047
Measurement Specialties, Inc. *	3,819	38,381
MEMSIC, Inc. *	3,797	12,454
Merix Corp. *	600	1,470
Merrimac Industries, Inc. *	400	6,364
Metalico, Inc. * (a)	3,100	15,252
Methode Electronics, Inc.	8,194	71,124
MFRI, Inc. *	1,100	7,480
Mueller Industries, Inc.	948	23,548
Mueller Water Products, Inc.	19,856	103,251
Multi-Fineline Electronix, Inc. *	286	8,114
Myers Industries, Inc.	8,319	75,703
MYR Group, Inc. *	33,814	611,357
NACCO Industries, Inc., Class A	1,500	74,700
National Technical Systems, Inc.	1,003	5,667
NN, Inc. *	1,520	6,019
North American Galvanizing & Coatings, Inc. *	2,600	12,610
Northwest Pipe Company *	20,296	545,151
NU Horizons Electronics Corp. *	2,100	8,652
Old Dominion Freight Lines, Inc. *	25,123	771,276
Optelecom-NKF, Inc. *	21	59
Orion Energy Systems, Inc. *	100	439
OSI Systems, Inc. *	36,789	1,003,604
Overseas Shipholding Group, Inc. (a)	3,837	168,636
Owens Corning, Inc. *	8,708	223,273
OYO Geospace Corp. *	843	36,156
P.A.M. Transportation Services, Inc. *	2,196	22,685
Pacer International, Inc. *	7,231	22,850
Park Electrochemical Corp.	500	13,820
Park-Ohio Holdings Corp. *	1,630	9,210
PGT, Inc. *	3,138	6,590
PHI, Inc. *	1,510	31,257

The accompanying notes are an integral part of the financial statements.

172

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Planar Systems, Inc. *	5,100	$14,535
Polypore International, Inc. *	6,800	80,920
Portec Rail Products, Inc.	1,659	17,768
PowerSecure International, Inc. *	4,225	30,462
Presstek, Inc. *	6,898	14,693
Quanex Building Products Corp.	300	5,091
Quixote Corp. *	129	822
RBC Bearings, Inc. *	25,515	620,780
Ready Mix, Inc. *	200	552
Robbins & Myers, Inc.	900	21,168
Rofin-Sinar Technologies, Inc. *	19,066	450,148
Rogers Corp. *	3,000	90,930
Ryder Systems, Inc.	7,700	317,009
Sanmina-SCI Corp. *	8,900	98,167
Sauer-Danfoss, Inc. *	4,393	52,760
SIFCO Industries, Inc.	1,000	14,290
Simpson Manufacturing Company, Inc.	1,100	29,579
SL Industries, Inc. *	1,600	13,408
Smith & Wesson Holding Corp. * (a)	3,256	13,317
Sparton Corp. *	1,500	9,060
Spectrum Control, Inc. *	3,141	29,745
Standex International Corp.	2,705	54,343
Sterling Construction Company, Inc. *	200	3,836
Synalloy Corp.	1,121	9,809
Sypris Solutions, Inc. *	801	2,259
TAL International Group, Inc.	6,250	82,688
Technology Research Corp.	890	3,204
Teleflex, Inc.	400	21,556
Tennant Company	1,600	41,904
Terex Corp. *	1,402	27,774
Texas Industries, Inc. (a)	1,010	35,340
Timken Company	4,333	102,735
Trex Company, Inc. *	400	7,840
TriMas Corp. *	1,300	8,801
Trinity Industries, Inc.	43,092	751,524
Triumph Group, Inc.	1,600	77,200
TTM Technologies, Inc. *	8,032	92,609
Tutor Perini Corp. *	8,400	151,872
Twin Disc, Inc.	2,377	24,816
Universal Forest Products, Inc.	1,410	51,902
US Home Systems, Inc. *	656	1,666
USA Truck, Inc. *	919	11,506
USG Corp. * (a)	13,460	189,113
Valmont Industries, Inc.	9,867	774,066
Vicon Industries, Inc. *	126	664
Vishay Intertechnology, Inc. *	23,142	193,236
Waste Connections, Inc. *	21,678	722,745
Waste Services, Inc. *	5,435	49,513
Watts Water Technologies, Inc., Class A	2,567	79,372
WCA Waste Corp. *	1,000	4,310
Worthington Industries, Inc.	3,608	47,157
X-Rite, Inc. *	2,800	6,104
Zygo Corp. *	403	2,712

		25,558,423

Technology - 7.87%
Acorn Energy, Inc. *	2,276	16,797
Actel Corp. *	1,700	$20,196
Acxiom Corp. *	6,152	82,560
Advanced Analogic Technologies, Inc. *	5,703	22,470
Aetrium, Inc. *	450	1,166
American Reprographics Company *	500	3,505
Amtech Systems, Inc. *	2,363	26,040
Anadigics, Inc. *	15,300	64,566
Applied Micro Circuits Corp. *	1,500	11,205
ATMI, Inc. *	36,703	683,410
AuthenTec, Inc. *	4,034	8,915
Avid Technology, Inc. *	4,945	63,098
AXT, Inc. *	4,000	13,000
Blackbaud, Inc.	19,857	469,221
Bsquare Corp. *	1,600	3,968
BTU International, Inc. *	1,318	8,369
Cabot Microelectronics Corp. *	500	16,480
CACI International, Inc., Class A *	16,865	823,855
Cascade Microtech, Inc. *	1,492	6,714
Ceva, Inc. *	2,413	31,031
CIBER, Inc. *	12,781	44,094
Cohu, Inc.	6,122	85,402
COMSYS IT Partners, Inc. *	300	2,667
Concurrent Computer Corp. *	1,753	7,012
Cray, Inc. *	2,600	16,692
Datalink Corp. *	2,700	11,691
Digi International, Inc. *	2,691	24,542
Diodes, Inc. *	6,000	122,700
DivX, Inc. *	7,602	42,875
DSP Group, Inc. *	2,151	12,110
Dynamics Research Corp. *	900	9,549
Electronics for Imaging, Inc. *	8,109	105,498
Emdeon, Inc., Class A *	47,339	721,920
Emulex Corp. *	1,223	13,331
Entegris, Inc. *	1,900	10,032
Epicor Software Corp. *	4,600	35,052
EPIQ Systems, Inc. *	200	2,798
Exar Corp. *	8,693	61,807
Fair Isaac Corp.	1,200	25,572
Fairchild Semiconductor International, Inc. *	21,726	217,043
FormFactor, Inc. *	4,027	87,628
GSI Technology, Inc. *	6,324	28,332
Hutchinson Technology, Inc. *	3,700	37,962
Imation Corp. *	5,435	47,393
Immersion Corp. *	4,406	20,135
infoGROUP, Inc. *	6,632	53,189
Integrated Device Technology, Inc. *	2,623	16,971
Integrated Silicon Solution, Inc. *	6,700	37,855
International Rectifier Corp. *	2,324	51,407
Interphase Corp. *	940	2,406
INX, Inc. *	689	3,962
IXYS Corp. *	906	6,723
JDA Software Group, Inc. *	418	10,646
KEY Tronic Corp. *	1,200	4,692
Kopin Corp. *	494	2,065
Lattice Semiconductor Corp. *	26,921	72,687
Market Leader, Inc. *	700	1,470

The accompanying notes are an integral part of the financial statements.

173

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Mattson Technology, Inc. *	7,543	$27,004
Mentor Graphics Corp. *	4,200	37,086
Mercury Computer Systems, Inc. *	1,142	12,573
Micron Technology, Inc. * (a)	54,799	578,677
Microtune, Inc. *	6,944	15,693
MKS Instruments, Inc. *	43,371	755,089
MoSys, Inc. *	4,900	19,208
Nanometrics, Inc. *	1,396	15,817
NETGEAR, Inc. *	913	19,803
Omnicell, Inc. *	55,134	644,516
OmniVision Technologies, Inc. *	9,660	140,360
ON Semiconductor Corp. *	98,893	871,247
Open Text Corp. * (a)	20,805	845,723
PAR Technology Corp. *	3,500	20,230
Parametric Technology Corp. *	46,299	756,526
PDF Solutions, Inc. *	5,300	20,405
Pericom Semiconductor Corp. *	4,803	55,379
Pervasive Software, Inc. *	1,000	4,820
Photronics, Inc. *	11,100	49,395
PLX Technology, Inc. *	600	1,938
Quest Software, Inc. *	44,786	824,062
RadiSys Corp. *	4,679	44,684
Richardson Electronics, Ltd.	3,626	21,285
Rimage Corp. *	780	13,525
Rudolph Technologies, Inc. *	5,700	38,304
Schawk, Inc., Class A	3,240	44,064
Seachange International, Inc. *	4,000	26,280
Semtech Corp. *	50,154	853,120
Sigma Designs, Inc. * (a)	4,163	44,544
Silicon Graphics International Corp. *	7,281	51,040
Silicon Image, Inc. *	6,110	15,764
Skyworks Solutions, Inc. * (a)	17,280	245,203
Smart Modular Technologies (WWH), Inc. *	13,000	81,770
Smith Micro Software, Inc. *	144	1,316
Soundbite Communications, Inc. *	3,800	11,020
SRA International, Inc., Class A *	1,147	21,908
Standard Microsystems Corp. *	655	13,611
SYNNEX Corp. *	2,000	61,320
TechTeam Global, Inc. *	1,300	9,893
THQ, Inc. * (a)	13,923	70,172
Transact Technologies, Inc. *	434	3,012
Trident Microsystems, Inc. *	10,300	19,158
Triquint Semiconductor, Inc. *	21,296	127,776
Ultra Clean Holdings, Inc. *	2,500	17,475
Ultratech, Inc. *	300	4,458
Virage Logic Corp. *	4,494	24,717
Virtusa Corp. *	2,173	19,687
Wayside Technology Group, Inc.	96	763
Zoran Corp. *	2,734	30,211

		12,066,107

Utilities - 1.72%
Cascal N.V. (a)	39,057	211,299
Dynegy, Inc., Class A *	24,725	44,752
Energen Corp.	12,779	598,057
EnerNOC, Inc. * (a)	14,494	440,473
Middlesex Water Company	1,300	22,919
Mirant Corp. *	24,700	$377,169
Pennichuck Corp.	900	19,017
Pike Electric Corp. *	494	4,584
RRI Energy, Inc. *	47,300	270,556
UGI Corp.	25,265	611,160
Unitil Corp.	1,800	41,364

		2,641,350

TOTAL COMMON STOCKS (Cost $134,827,062)		$153,040,494

SECURITIES LENDING COLLATERAL- 16.39%

Securities Lending Collateral - 16.39%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,509,245	25,116,292

TOTAL SECURITIES LENDING COLLATERAL (Cost $25,117,219)		$25,116,292

SHORT TERM INVESTMENTS - 0.77%
State Street Institutional Liquid Reserves Fund, 0.1272%	$1,190,137	$1,190,137

TOTAL SHORT TERM INVESTMENTS (Cost $1,190,137)		$1,190,137

Total Investments (Small Cap Opportunities Trust) (Cost $161,134,418) - 117.01%		$179,346,923
Other assets and liabilities, net - (17.01)%		(26,072,570)

TOTAL NET ASSETS - 100.00%		$153,274,353

Small Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.43%

Basic Materials - 2.68%
Deltic Timber Corp.	127,600	$5,892,568
Zep, Inc.	378,550	6,556,486

		12,449,054

Communications - 1.33%
Websense, Inc. *	353,400	6,170,364

Consumer, Cyclical - 16.35%
Bally Technologies, Inc. *	65,300	2,696,237
Casey’s General Stores, Inc.	192,200	6,135,024
Cato Corp., Class A	502,446	10,079,067
CEC Entertainment, Inc. *	183,750	5,865,300
Choice Hotels International, Inc. (a)	197,400	6,249,684
Hibbett Sports, Inc. * (a)	209,400	4,604,706
Mattel, Inc.	145,000	2,897,100
O’Reilly Automotive, Inc. * (a)	45,000	1,715,400
Sonic Corp. *	461,400	4,646,298
Stage Stores, Inc.	682,649	8,437,541
Tempur-Pedic International, Inc. *	109,600	2,589,848
The Dress Barn, Inc. * (a)	246,100	5,684,910
Unifirst Corp.	59,200	2,848,112

The accompanying notes are an integral part of the financial statements.

174

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
United Stationers, Inc. *	201,594	$11,460,619

		75,909,846

Consumer, Non-cyclical - 17.56%
Acco Brands Corp. *	779,900	5,677,672
AmSurg Corp. *	236,230	5,201,785
Arbitron, Inc. (a)	358,800	8,403,096
Bowne & Company, Inc.	329,070	2,198,188
Centene Corp. *	203,600	4,310,212
Charles River Laboratories International, Inc. *	206,200	6,946,878
CorVel Corp. *	86,065	2,886,620
Helen of Troy, Ltd. *	246,400	6,026,944
Herbalife, Ltd.	257,700	10,454,889
ICON PLC, SADR *	219,000	4,758,870
ICU Medical, Inc. *	93,900	3,421,716
Lance, Inc.	278,100	7,314,030
MAXIMUS, Inc. (a)	194,200	9,710,000
Ralcorp Holdings, Inc. *	51,500	3,075,065
Standard Parking Corp. *	72,038	1,143,963

		81,529,928

Energy - 5.12%
Penn Virginia Corp.	256,900	5,469,401
Plains Exploration & Production Company *	66,500	1,839,390
SEACOR Holdings, Inc. *	82,244	6,271,105
St. Mary Land & Exploration Company (a)	102,400	3,506,176
Whiting Petroleum Corp. *	93,750	6,698,437

		23,784,509

Financial - 22.42%
Alleghany Corp. *	14,762	4,074,312
American Campus Communities, Inc., REIT (a)	107,600	3,023,560
Ares Capital Corp.	603,966	7,519,377
Assured Guaranty, Ltd.	187,607	4,082,328
Credit Acceptance Corp. * (a)	80,623	3,394,228
Delphi Financial Group, Inc.	403,250	9,020,703
DiamondRock Hospitality Company, REIT *	420,700	3,563,329
Financial Federal Corp.	142,053	3,906,458
First Busey Corp.	426,447	1,658,879
First Midwest Bancorp, Inc. (a)	571,200	6,220,368
International Bancshares Corp. (a)	328,910	6,226,266
Mack-Cali Realty Corp., REIT	110,200	3,809,614
MB Financial, Inc.	254,900	5,026,628
NewAlliance Bancshares, Inc.	290,148	3,484,677
Platinum Underwriters Holdings, Ltd.	214,909	8,228,866
Realty Income Corp., REIT (a)	215,400	5,581,014
Reinsurance Group of America, Inc.	131,000	6,242,150
Universal American Financial Corp. *	391,200	4,577,040
Validus Holdings, Ltd.	139,679	3,762,952
Ventas, Inc., REIT	25,500	1,115,370
Webster Financial Corp.	486,800	5,778,316
WestAmerica Bancorp (a)	69,000	3,820,530

		104,116,965

Industrial - 20.69%
Acuity Brands, Inc. (a)	136,200	4,854,168
Albany International Corp., Class A	405,734	9,112,786
AptarGroup, Inc.	156,838	5,605,390
Belden, Inc.	514,449	$11,276,722
Carlisle Companies, Inc.	463,500	15,879,510
Coherent, Inc. *	85,400	2,538,942
ESCO Technologies, Inc. * (a)	66,000	2,366,100
Flowserve Corp.	10,900	1,030,377
GATX Corp.	269,200	7,739,500
Genesee & Wyoming, Inc., Class A *	230,025	7,508,016
Graco, Inc.	46,200	1,319,934
Kirby Corp. *	137,600	4,792,608
Matthews International Corp., Class A	143,300	5,077,119
Mueller Industries, Inc.	293,910	7,300,724
Nam Tai Electronics, Inc. *	313,900	1,641,697
Sterling Construction Company, Inc. *	106,767	2,047,791
Vitran Corp., Inc. *	28,775	312,784
Zebra Technologies Corp., Class A *	200,800	5,694,688

		96,098,856

Technology - 4.47%
Diebold, Inc.	258,100	7,342,945
Electronics for Imaging, Inc. *	342,272	4,452,960
Fiserv, Inc. *	45,100	2,186,448
Maxim Integrated Products, Inc.	142,400	2,890,720
MTS Systems Corp.	62,668	1,801,078
Xyratex, Ltd. *	156,900	2,088,339

		20,762,490

Utilities - 5.81%
Atmos Energy Corp.	164,600	4,839,240
New Jersey Resources Corp.	89,474	3,346,328
UGI Corp.	82,500	1,995,675
Unisource Energy Corp.	217,200	6,991,668
Westar Energy, Inc.	255,600	5,551,632
WGL Holdings, Inc.	127,100	4,262,934

		26,987,477

TOTAL COMMON STOCKS (Cost $394,436,214)		$447,809,489

SECURITIES LENDING COLLATERAL- 12.38%

Securities Lending Collateral - 12.38%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	5,745,602	57,510,608

TOTAL SECURITIES LENDING COLLATERAL (Cost $57,512,801)		$57,510,608

REPURCHASE AGREEMENTS - 3.51%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $15,700,017 on 01/04/2010, collateralized by $19,279,922 Federal National Mortgage Association, 4.324% due12/01/2039 (valued at $16,014,000, including interest)	$15,700,000	$15,700,000

The accompanying notes are an integral part of the financial statements.

175

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS (continued)

Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $583,000 on 01/04/2010, collateralized by $595,000 Federal Home Loan Bank, 1.625% due 04/14/2012 (valued at $596,488, including interest)	$583,000	$583,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,283,000)		$16,283,000

Total Investments (Small Cap Value Trust) (Cost $468,232,015) - 112.32%		$521,603,097
Other assets and liabilities, net - (12.32)%		(57,221,371)

TOTAL NET ASSETS - 100.00%		$464,381,726

Small Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.04%
Basic Materials - 1.25%
Carpenter Technology Corp.	18,785	$506,256
Intrepid Potash, Inc. * (a)	26,848	783,156

		1,289,412

Communications - 8.09%
F5 Networks, Inc. *	20,324	1,076,765
GSI Commerce, Inc. *	30,219	767,260
Harmonic, Inc. *	96,517	610,953
inVentiv Health, Inc. *	40,982	662,679
NICE Systems, Ltd., SADR *	31,432	975,649
Polycom, Inc. *	41,775	1,043,122
SBA Communications Corp. * (a)	32,690	1,116,690
SonicWALL, Inc. *	88,857	676,202
The Knot, Inc. *	66,022	664,842
Websense, Inc. *	41,579	725,969

		8,320,131

Consumer, Cyclical - 15.18%
Big Lots, Inc. *	29,378	851,374
Brinker International, Inc.	45,412	677,547
Buffalo Wild Wings, Inc. * (a)	15,116	608,721
Choice Hotels International, Inc.	22,976	727,420
Darden Restaurants, Inc.	19,388	679,937
Deckers Outdoor Corp. *	8,548	869,503
Group 1 Automotive, Inc. *	24,036	681,421
Gymboree Corp. * (a)	16,085	699,537
Hot Topic, Inc. *	84,902	539,977
Jack in the Box, Inc. *	40,395	794,570
National Cinemedia, Inc.	45,528	754,399
P.F. Chang’s China Bistro, Inc. * (a)	30,509	1,156,596
Penn National Gaming, Inc. *	21,051	572,166
Pool Corp. (a)	33,228	633,990
Tech Data Corp. *	18,153	847,019
Tractor Supply Company *	13,210	699,602
TRW Automotive Holdings Corp. *	36,883	880,766
Warnaco Group, Inc. *	17,268	728,537
Watsco, Inc.	12,225	598,780
Williams-Sonoma, Inc. (a)	37,799	785,463
WMS Industries, Inc. *	20,733	829,320

		15,616,645

Consumer, Non-cyclical - 24.12%
Acorda Therapeutics, Inc. *	26,352	664,597
Alliance Data Systems Corp. * (a)	12,089	780,828
AMAG Pharmaceuticals, Inc. * (a)	15,784	600,265
American Medical Systems Holdings, Inc. * (a)	44,768	863,575
BioMarin Pharmaceutical, Inc. * (a)	39,463	742,299
Biovail Corp.	51,810	723,268
Chemed Corp.	21,414	1,027,230
Church & Dwight, Inc.	16,760	1,013,142
Corrections Corp. of America *	40,068	983,669
CoStar Group, Inc. * (a)	28,069	1,172,442
Gen-Probe, Inc. *	15,721	674,431
Global Payments, Inc.	16,993	915,243
Insulet Corp. * (a)	37,607	537,028
Isis Pharmaceuticals, Inc. * (a)	27,585	306,193
Martek Biosciences Corp. * (a)	25,722	487,175
Medicis Pharmaceutical Corp., Class A	29,372	794,513
MEDNAX, Inc. *	17,145	1,030,586
Meridian Bioscience, Inc. (a)	34,255	738,195
Myriad Genetics, Inc. *	16,939	442,108
Netflix, Inc. * (a)	15,853	874,134
Nuvasive, Inc. * (a)	14,844	474,711
OSI Pharmaceuticals, Inc. * (a)	14,125	438,299
Perrigo Company	25,478	1,015,044
PSS World Medical, Inc. * (a)	28,714	648,075
Quanta Services, Inc. *	20,214	421,260
Ralcorp Holdings, Inc. *	10,000	597,100
RehabCare Group, Inc. *	25,411	773,257
SuccessFactors, Inc. * (a)	44,967	745,553
Techne Corp.	12,016	823,817
United Therapeutics Corp. *	19,747	1,039,680
VCA Antech, Inc. *	31,598	787,422
VistaPrint NV * (a)	16,867	955,684
Zoll Medical Corp. *	27,329	730,231

		24,821,054

Energy - 7.35%
Arena Resources, Inc. *	21,386	922,164
Bill Barrett Corp. *	22,557	701,748
Carrizo Oil & Gas, Inc. * (a)	32,830	869,667
Dril-Quip, Inc. *	24,653	1,392,401
FMC Technologies, Inc. * (a)	16,351	945,742
Goodrich Petroleum Corp. * (a)	27,430	667,921
Patterson-UTI Energy, Inc. (a)	49,151	754,468
SandRidge Energy, Inc. * (a)	55,864	526,798
Whiting Petroleum Corp. *	10,947	782,163

		7,563,072

Financial - 7.67%
Affiliated Managers Group, Inc. * (a)	11,578	779,778
BioMed Realty Trust, Inc., REIT	42,638	672,828
Brown & Brown, Inc. (a)	27,018	485,513

The accompanying notes are an integral part of the financial statements.

176

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
City National Corp. (a)	13,138	$599,093
Cullen Frost Bankers, Inc. (a)	10,791	539,550
Federated Investors, Inc., Class B (a)	29,752	818,180
Greenhill & Company, Inc. (a)	11,714	939,931
optionsXpress Holdings, Inc.	32,688	505,030
ProAssurance Corp. *	16,482	885,248
Stifel Financial Corp. *	12,637	748,616
SVB Financial Group * (a)	22,095	921,141

		7,894,908

Industrial - 14.78%
Advanced Energy Industries, Inc. * (a)	60,041	905,418
Bucyrus International, Inc., Class A	18,025	1,016,069
Calgon Carbon Corp. * (a)	36,439	506,502
Coherent, Inc. * (a)	20,762	617,254
Cymer, Inc. *	13,593	521,699
EnergySolutions, Inc.	84,196	714,824
Forward Air Corp.	33,053	827,978
Fuel Tech, Inc. * (a)	44,041	359,815
General Cable Corp. * (a)	24,853	731,175
Greif, Inc., Class A	18,224	983,732
Hexcel Corp. *	42,219	548,003
Hub Group, Inc., Class A *	32,538	872,995
Kaydon Corp.	15,989	571,767
Knight Transportation, Inc. (a)	61,441	1,185,197
Lindsay Corp. (a)	12,426	495,176
Regal-Beloit Corp.	21,142	1,098,115
Tetra Tech, Inc. *	36,231	984,396
TransDigm Group, Inc.	28,897	1,372,319
Wabtec Corp. (a)	21,825	891,333

		15,203,767

Technology - 18.12%
ANSYS, Inc. *	19,092	829,738
Aspen Technology, Inc. *	76,416	748,877
Blackboard, Inc. *	19,612	890,189
Cabot Microelectronics Corp. *	21,340	703,366
Cogent, Inc. *	74,279	771,759
Commvault Systems, Inc. *	34,056	806,787
Eclipsys Corp. *	47,597	881,496
Hittite Microwave Corp. *	19,782	806,117
Informatica Corp. *	53,692	1,388,475
Lawson Software, Inc. *	117,651	782,379
Manhattan Associates, Inc. *	36,653	880,772
MICROS Systems, Inc. *	24,621	763,990
Microsemi Corp. *	47,815	848,716
Monolithic Power Systems, Inc. *	30,419	729,143
ON Semiconductor Corp. *	94,945	836,466
Open Text Corp. *	18,813	764,748
Pegasystems, Inc.	235	7,990
Power Integrations, Inc.	19,791	719,601
Quality Systems, Inc. (a)	22,864	1,435,631
Quest Software, Inc. *	39,243	722,071
SRA International, Inc., Class A *	35,353	675,242
Sybase, Inc. * (a)	26,846	1,165,116
Syntel, Inc. (a)	12,742	484,578

		18,643,247

Utilities - 1.48%
ITC Holdings Corp.	17,591	$916,315
Pike Electric Corp. *	64,926	602,513

		1,518,828

TOTAL COMMON STOCKS (Cost $92,496,629)		$100,871,064

SECURITIES LENDING COLLATERAL - 25.08%

Securities Lending Collateral - 25.08%

John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,577,780	25,802,293

TOTAL SECURITIES LENDING COLLATERAL (Cost $25,802,914)		$25,802,293

SHORT TERM INVESTMENTS - 2.10%
State Street Institutional Liquid Reserves Fund, 0.1272%	$2,166,254	$2,166,254

TOTAL SHORT TERM INVESTMENTS (Cost $2,166,254)		$2,166,254

Total Investments (Small Company Growth Trust) (Cost $120,465,797) - 125.22%		$128,839,611
Other assets and liabilities, net - (25.22)%		(25,949,016)

TOTAL NET ASSETS - 100.00%		$102,890,595

Small Company Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.54%
Basic Materials - 9.03%
Airgas, Inc.	82,200	$3,912,720
AMCOL International Corp. (a)	67,300	1,912,666
American Vanguard Corp. (a)	157,000	1,303,100
Arch Chemicals, Inc.	112,800	3,483,264
Carpenter Technology Corp.	100,600	2,711,170
Clearwater Paper Corp. *	53,800	2,957,386
Deltic Timber Corp.	70,900	3,274,162
Franco-Nevada Corp.	94,300	2,533,662
Gibraltar Industries, Inc. * (a)	168,500	2,650,505
Innospec, Inc.	169,500	1,710,255
International Royalty Corp.	472,600	3,383,816
Potlatch Corp.	102,700	3,274,076
Symyx Technologies, Inc. *	149,534	822,437
Wausau-Mosinee Paper Corp.	221,800	2,572,880

		36,502,099

Communications - 2.42%
Ixia *	273,200	2,032,608
Newport Corp. *	131,600	1,209,404
Premiere Global Services, Inc. *	272,400	2,247,300
Saga Communications, Inc., Class A *	45,000	564,750
Sonus Networks, Inc. *	602,200	1,270,642
Websense, Inc. *	139,575	2,436,979

		9,761,683

The accompanying notes are an integral part of the financial statements.

177

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical - 11.88%
Alaska Air Group, Inc. *	105,400	$3,642,624
Ascent Media Corp., Class A *	55,700	1,422,021
Beacon Roofing Supply, Inc. * (a)	348,100	5,569,600
Casey’s General Stores, Inc.	90,761	2,897,091
Culp, Inc. *	95,100	949,098
Fred’s, Inc., Class A	150,000	1,530,000
G & K Services, Inc., Class A	101,000	2,538,130
Haverty Furniture Companies, Inc. * (a)	188,800	2,592,224
M/I Homes, Inc. * (a)	89,000	924,710
Marinemax, Inc. *	146,300	1,344,497
Meritage Homes Corp. *	146,000	2,822,180
Orient Express Hotels, Ltd., Class A * (a)	294,100	2,982,174
Owens & Minor, Inc.	166,800	7,160,724
Pool Corp. (a)	128,900	2,459,412
Stanley Furniture Company, Inc. *	116,000	1,177,400
Stein Mart, Inc. *	266,300	2,838,758
The Men’s Wearhouse, Inc. (a)	130,100	2,739,906
Winnebago Industries, Inc. * (a)	200,200	2,442,440

		48,032,989

Consumer, Non-cyclical - 13.21%
Aaron, Inc., Class B (a)	279,900	7,761,627
Alliance One International, Inc. * (a)	364,213	1,777,359
AngioDynamics, Inc. *	120,000	1,929,600
Compass Diversified Trust	165,500	2,111,780
Corinthian Colleges, Inc. * (a)	121,000	1,666,170
CSS Industries, Inc.	86,500	1,681,560
Dollar Thrifty Automotive Group, Inc. * (a)	84,500	2,164,045
Electro Rent Corp.	206,000	2,377,240
Exelixis, Inc. *	212,800	1,568,336
FTI Consulting, Inc. * (a)	83,200	3,923,712
Landauer, Inc.	41,750	2,563,450
McGrath Rentcorp	191,000	4,270,760
MPS Group, Inc. *	190,300	2,614,722
Myriad Genetics, Inc. *	40,410	1,054,701
Nash Finch Company (a)	74,811	2,774,740
National Healthcare Corp.	74,300	2,682,973
Navigant Consulting Company *	211,900	3,148,834
On Assignment, Inc. *	44,298	316,731
StarTek, Inc. *	158,500	1,185,580
Triple-S Management Corp. *	106,700	1,877,920
West Pharmaceutical Services, Inc.	100,800	3,951,360

		53,403,200

Energy - 6.79%
Arena Resources, Inc. *	49,906	2,151,947
Atwood Oceanics, Inc. *	57,265	2,052,950
Carbo Ceramics, Inc. (a)	48,934	3,335,831
Cloud Peak Energy, Inc. * (a)	69,600	1,013,376
Encore Aquisition Company *	36,700	1,762,334
Forest Oil Corp. * (a)	90,200	2,006,950
Hercules Offshore, Inc. * (a)	118,000	564,040
Mariner Energy, Inc. * (a)	112,500	1,306,125
Penn Virginia Corp.	202,400	4,309,096
TETRA Technologies, Inc. *	258,200	2,860,856
Union Drilling, Inc. *	57,200	357,500
Whiting Petroleum Corp. *	80,400	5,744,580

		27,465,585

Financial - 18.77%
Acadia Realty Trust, REIT	98,600	1,663,382
Ares Capital Corp.	361,400	4,499,430
CBL & Associates Properties, Inc., REIT	419,500	4,056,565
Cedar Shopping Centers, Inc., REIT	191,200	1,300,160
East West Bancorp, Inc. (a)	136,070	2,149,906
Employers Holdings, Inc.	86,900	1,333,046
First Potomac Realty Trust, REIT	151,400	1,903,098
Glacier Bancorp, Inc. (a)	167,259	2,294,793
Hatteras Financial Corp., REIT (a)	99,000	2,768,040
Hercules Technology Growth Capital, Inc.	222,000	2,306,580
Home Bancshares, Inc.	132,000	3,177,240
JMP Group, Inc.	115,700	1,124,604
Kilroy Realty Corp., REIT (a)	143,100	4,388,877
Kohlberg Capital Corp. (a)	212,834	970,523
LaSalle Hotel Properties, REIT	168,100	3,568,763
Markel Corp. *	7,470	2,539,800
Max Capital Group, Ltd.	155,100	3,458,730
National Interstate Corp.	120,000	2,035,200
Parkway Properties, Inc., REIT	70,400	1,465,728
Piper Jaffray Companies, Inc. *	45,500	2,302,755
ProAssurance Corp. *	136,500	7,331,415
Redwood Trust, Inc., REIT	138,500	2,002,710
Signature Bank *	63,600	2,028,840
Stifel Financial Corp. *	70,000	4,146,800
SVB Financial Group * (a)	125,700	5,240,433
Washington Real Estate Investment Trust, REIT (a)	92,400	2,545,620
Wintrust Financial Corp. (a)	107,200	3,300,688

		75,903,726

Industrial - 22.76%
Advanced Energy Industries, Inc. * (a)	182,000	2,744,560
Ameron International Corp. (a)	51,100	3,242,806
Analogic Corp.	41,525	1,599,128
AptarGroup, Inc.	146,900	5,250,206
Astec Industries, Inc. *	55,500	1,495,170
Belden, Inc.	120,347	2,638,006
C & D Technologies, Inc. * (a)	162,000	251,100
Cascade Corp.	56,300	1,547,687
Circor International, Inc.	76,100	1,916,198
Comfort Systems USA, Inc.	148,674	1,834,637
Drew Industries, Inc. *	153,300	3,165,645
Franklin Electric, Inc.	30,500	886,940
Genesee & Wyoming, Inc., Class A *	153,400	5,006,976
IDEX Corp.	147,250	4,586,838
Insituform Technologies, Inc., Class A *	182,200	4,139,584
Kaman Corp., Class A	82,300	1,900,307
Kirby Corp. * (a)	153,506	5,346,614
Kratos Defense & Security Solutions, Inc. *	48,800	514,840
Landstar Systems, Inc.	205,800	7,978,866
Littelfuse, Inc. *	86,500	2,780,975
Matthews International Corp., Class A	137,200	4,860,996
Methode Electronics, Inc.	69,200	600,656

The accompanying notes are an integral part of the financial statements.

178

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Myers Industries, Inc.	234,800	$2,136,680
Nordson Corp. (a)	100,300	6,136,354
Sims Group, Ltd., SADR	185,700	3,621,150
Sterling Construction Company, Inc. *	53,200	1,020,376
Universal Forest Products, Inc.	83,200	3,062,592
UTI Worldwide, Inc.	194,600	2,786,672
Waste Connections, Inc. *	122,100	4,070,814
Woodward Governor Company	189,800	4,891,146

		92,014,519

Technology - 5.90%
ATMI, Inc. *	85,700	1,595,734
Brooks Automation, Inc. *	213,962	1,835,794
Cabot Microelectronics Corp. *	41,900	1,381,024
FormFactor, Inc. *	112,800	2,454,528
Microsemi Corp. *	138,500	2,458,375
Palm, Inc. * (a)	206,800	2,076,272
Progress Software Corp. *	156,000	4,556,760
SYNNEX Corp. * (a)	106,100	3,253,026
Teradyne, Inc. * (a)	246,100	2,640,653
Xyratex, Ltd. *	121,100	1,611,841

		23,864,007

Utilities - 3.78%
Black Hills Corp. (a)	105,700	2,814,791
Cleco Corp.	144,200	3,940,986
El Paso Electric Company *	144,500	2,930,460
Empire District Electric Company	62,900	1,178,117
Southwest Gas Corp.	96,200	2,744,586
Vectren Corp.	67,900	1,675,772

		15,284,712

TOTAL COMMON STOCKS (Cost $366,791,950)		$382,232,520

PREFERRED STOCKS - 2.23%

Energy - 0.60%
Whiting Petroleum Corp., 6.25%	13,400	2,407,444

Financial - 1.63%
Assured Guaranty, Ltd., 8.50%	33,100	3,022,361
East West Bancorp., Inc., Series A, 8.00%	2,830	3,578,705

		6,601,066

TOTAL PREFERRED STOCKS (Cost $5,796,526)		$9,008,510

INVESTMENT COMPANIES - 1.04%

Investment Companies - 1.04%
First Opportunity Fund, Inc.	212,600	1,281,978
iShares Russell 2000 Value Index Fund (a)	50,300	2,919,412

		4,201,390

TOTAL INVESTMENT COMPANIES (Cost $5,507,521)		$4,201,390

SECURITIES LENDING COLLATERAL - 17.76%

Securities Lending Collateral - 17.76%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	7,173,092	$71,799,065

TOTAL SECURITIES LENDING COLLATERAL (Cost $71,801,829)		$71,799,065

SHORT TERM INVESTMENTS - 2.01%
State Street Institutional U.S. Government Money Market Fund, 0.344%	$628,876	$628,876
T. Rowe Price Reserve Investment Fund, 0.2628%	7,484,560	7,484,560

TOTAL SHORT TERM INVESTMENTS (Cost $8,113,436)		$8,113,436

Total Investments (Small Company Value Trust) (Cost $458,011,262) - 117.58%		$475,354,921
Other assets and liabilities, net - (17.58)%		(71,059,611)

TOTAL NET ASSETS - 100.00%		$404,295,310

Smaller Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.16%

Basic Materials - 3.23%
AK Steel Holding Corp.	17,603	$375,824
Albemarle Corp.	79,600	2,895,052
Allied Nevada Gold Corp. * (a)	4,531	68,327
Balchem Corp. *	1,364	45,708
Brush Engineered Materials, Inc. *	1,484	27,513
Buckeye Technologies, Inc. *	35,840	349,798
Cabot Corp.	16,182	424,454
Deltic Timber Corp.	505	23,321
Gammon Gold, Inc. *	41,170	453,282
General Moly, Inc. *	4,522	9,406
Hawkins, Inc.	225	4,912
Hecla Mining Company * (a)	8,694	53,729
Horsehead Holding Corp. *	3,107	39,614
Intrepid Potash, Inc. * (a)	3,309	96,524
Landec Corp. *	1,891	11,800
Newmarket Corp.	894	102,604
Royal Gold, Inc.	1,850	87,135
RTI International Metals, Inc. *	2,140	53,864
Schnitzer Steel Industries, Inc.	1,615	77,035
Solutia, Inc. *	48,728	618,846
Spartech Corp.	23,958	245,809
Stepan Company	570	36,942
Stillwater Mining Company *	65,478	620,731
Symyx Technologies, Inc. *	2,589	14,239
Thompson Creek Metals Company, Inc. *	52,060	610,143
United States Lime & Minerals, Inc. *	218	7,528
Uranium Energy Corp. * (a)	3,927	14,844
W.R. Grace & Company *	5,305	134,482
Zep, Inc.	1,585	27,452

The accompanying notes are an integral part of the financial statements.

179

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Zoltek Companies, Inc. * (a)	2,149	$20,416

		7,551,334

Communications - 16.52%
Acme Packet, Inc. *	38,922	428,142
ADTRAN, Inc. (a)	4,153	93,650
Airvana, Inc. *	1,893	14,387
Alaska Communications Systems Group, Inc. (a)	3,257	25,991
Amdocs, Ltd. *	81,500	2,325,195
American Tower Corp., Class A *	82,800	3,577,788
Anaren, Inc. *	1,049	15,787
Anixter International, Inc. *	2,206	103,903
APAC Customer Services, Inc. *	81,296	484,524
Applied Signal Technology, Inc.	19,342	373,107
Ariba, Inc. *	3,247	40,652
Arris Group, Inc. *	4,597	52,544
Art Technology Group, Inc. *	150,325	677,966
Aruba Networks, Inc. *	4,463	47,576
AsiaInfo Holdings, Inc. * (a)	2,171	66,150
Atheros Communications, Inc. *	17,078	584,751
BigBand Networks, Inc. *	2,978	10,244
Blue Coat Systems, Inc. *	22,401	639,325
Cbeyond Communications, Inc. *	1,698	26,744
China Information Security Technology, Inc. *	2,152	13,256
Ciena Corp. * (a)	6,699	72,617
CKX, Inc. *	3,077	16,216
Clicksoftware Technologies, Ltd. *	77,625	543,375
Cogent Communications Group, Inc. *	203,408	2,005,603
CommScope, Inc. *	54,380	1,442,701
comScore, Inc. *	1,440	25,272
Comtech Telecommunications Corp. *	19,619	687,646
Constant Contact, Inc. * (a)	1,560	24,960
CTC Media, Inc. *	3,355	49,989
Cybersource Corp. *	44,252	889,908
DealerTrack Holdings, Inc. *	2,814	52,875
DG Fastchannel, Inc. *	1,485	41,476
Dice Holdings, Inc. *	1,418	9,288
Digital River, Inc. *	2,835	76,517
Dolan Media Company *	1,658	16,928
EMS Technologies, Inc. *	560	8,120
Equinix, Inc. * (a)	38,500	4,086,775
eResearch Technology, Inc. *	3,029	18,204
FiberTower Corp. *	447	1,868
Finisar Corp. * (a)	3,784	33,753
Fisher Communications, Inc. *	515	8,369
General Communication, Inc., Class A *	2,453	15,650
GeoEye, Inc. *	19,199	535,268
GigaMedia, Ltd. *	33,734	110,310
Global Crossing, Ltd. *	2,210	31,492
Globecomm Systems, Inc. *	25,384	198,503
GSI Commerce, Inc. *	2,908	73,834
Harmonic, Inc. *	7,063	44,709
Hughes Communications, Inc. *	714	18,585
i2 Technologies, Inc. *	857	16,386
ICO Global Communications Holdings, Ltd. *	9,394	10,146
Infinera Corp. *	6,330	56,147
InfoSpace, Inc. *	54,421	466,388
InterDigital, Inc. *	3,170	84,132
Internap Network Services Corp. *	2,302	10,819
Internet Capital Group, Inc. *	2,699	17,948
inVentiv Health, Inc. *	892	14,424
Ixia *	1,692	12,588
J2 Global Communications, Inc. *	3,316	67,481
JDS Uniphase Corp. *	15,618	128,849
John Wiley & Sons, Inc., Class A	3,231	135,314
Knology, Inc. *	2,251	24,648
Liberty Media Corp. - Capital, Series A *	4,293	102,517
Lin TV Corp. *	2,049	9,139
Liquidity Services, Inc. *	1,252	12,608
LoopNet, Inc. *	2,027	20,148
Martha Stewart Living Omnimedia, Inc., Class A * (a)	2,025	10,004
Mastec, Inc. *	297,243	3,715,538
Mediacom Communications Corp., Class A *	3,067	13,709
Mercadolibre, Inc. *	1,944	100,835
Move, Inc. *	129,299	214,636
NeuStar, Inc., Class A *	5,464	125,891
Neutral Tandem, Inc. *	1,743	39,653
NIC, Inc. *	53,903	492,673
NICE Systems, Ltd., SADR *	25,243	783,543
NII Holdings, Inc. *	102,100	3,428,518
Novatel Wireless, Inc. *	52,963	422,115
Oplink Communications, Inc. *	32,090	525,955
OpNext, Inc. *	1,723	3,274
Orbitz Worldwide, Inc. *	2,769	20,324
Outdoor Channel Holdings, Inc. *	534	3,097
PAETEC Holding Corp. *	9,617	39,911
Perficient, Inc. *	1,153	9,720
Plantronics, Inc.	3,593	93,346
Polycom, Inc. *	6,178	154,265
Powerwave Technologies, Inc. *	9,700	12,222
Premiere Global Services, Inc. *	244,457	2,016,770
Rackspace Hosting, Inc. *	3,560	74,226
RCN Corp. *	2,632	28,557
RealNetworks, Inc. *	6,934	25,725
RightNow Technologies, Inc. *	1,632	28,348
S1 Corp. *	3,890	25,363
Sapient Corp. *	7,745	64,051
SAVVIS, Inc. *	2,794	39,256
Shenandoah Telecommunications Company	1,651	33,598
ShoreTel, Inc. *	3,249	18,779
Sirius XM Radio, Inc. *	286,109	171,665
Sohu.com, Inc. *	2,254	129,109
SonicWALL, Inc. *	3,958	30,120
Sonus Networks, Inc. *	10,058	21,222
Sourcefire, Inc. *	1,191	31,859
Switch & Data Facilities Company, Inc. * (a)	1,652	33,387
Syniverse Holdings, Inc. *	32,193	562,734
Tekelec, Inc. *	1,554	23,745
TeleCommunication Systems, Inc. *	59,388	574,876
Terremark Worldwide, Inc. *	29,240	200,002
TerreStar Corp. *	3,325	3,126
The Knot, Inc. *	2,108	21,228

The accompanying notes are an integral part of the financial statements.

180

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
The New York Times Company, Class A * (a)	6,520	$80,587
TIBCO Software, Inc. *	32,205	310,134
TW Telecom, Inc. *	10,968	187,992
United Online, Inc.	43,814	315,023
USA Mobility, Inc. *	1,661	18,288
ValueClick, Inc. *	62,985	637,408
VASCO Data Security International, Inc. *	2,277	14,277
Viasat, Inc. *	2,091	66,452
Vocus, Inc. *	1,348	24,264
Vonage Holdings Corp. * (a)	5,373	7,522
Web.com Group, Inc. *	63,520	414,786
WebMD Health Corp. * (a)	3,905	150,303
Websense, Inc. *	2,111	36,858

		38,563,044

Consumer, Cyclical - 16.76%
99 Cents Only Stores *	1,233	16,115
Aeropostale, Inc. *	4,959	168,854
AFC Enterprises, Inc. *	1,859	15,169
Airtran Holdings, Inc. *	80,511	420,267
Allegiant Travel Company * (a)	881	41,557
Ambassadors Group, Inc.	1,286	17,091
American Apparel, Inc. * (a)	2,428	7,527
American Axle & Manufacturing Holdings, Inc. *	3,460	27,749
Amerigon, Inc. *	33,500	265,990
AnnTaylor Stores Corp. *	4,316	58,870
ArvinMeritor, Inc. *	1,807	20,202
ATC Technology Corp. *	23,203	553,392
Bally Technologies, Inc. *	3,813	157,439
Beacon Roofing Supply, Inc. *	3,317	53,072
Big Lots, Inc. *	26,787	776,287
BJ’s Restaurants, Inc. *	26,830	504,941
BJ’s Wholesale Club, Inc. * (a)	2,652	86,747
Blockbuster Inc. *	2,516	1,484
Blockbuster, Inc., Class A *	8,074	5,410
Brunswick Corp.	4,217	53,598
Buffalo Wild Wings, Inc. *	4,720	190,074
California Pizza Kitchen, Inc. *	1,686	22,677
Callaway Golf Company	2,369	17,862
Carter’s, Inc. *	23,877	626,771
Cash America International, Inc.	21,555	753,563
CEC Entertainment, Inc. *	1,697	54,168
Central European Distribution Corp. *	14,220	403,990
Charming Shoppes, Inc. *	3,071	19,869
Chico’s FAS, Inc. *	251,129	3,528,362
Children’s Place Retail Stores, Inc. *	1,850	61,068
Chindex International, Inc. *	971	13,720
Choice Hotels International, Inc.	1,215	38,467
Citi Trends, Inc. *	1,080	29,830
Coldwater Creek, Inc. *	4,368	19,481
Continental Airlines, Inc., Class B * (a)	6,595	118,182
Cooper Tire & Rubber Company	14,730	295,336
Crocs, Inc. *	6,366	36,604
Deckers Outdoor Corp. *	6,485	659,654
Denny’s Corp. *	7,321	16,033
Dick’s Sporting Goods, Inc. *	6,426	159,815
DineEquity, Inc. * (a)	1,099	26,695
DreamWorks Animation SKG, Inc., Class A *	1,743	69,633
DSW, Inc., Class A * (a)	540	13,975
DTS, Inc. *	1,285	43,960
Exide Technologies *	5,551	39,468
Federal Mogul Corp. *	767	13,269
FGX International Holdings, Ltd. *	1,057	20,707
Finish Line, Inc. (a)	34,790	436,614
First Cash Financial Services, Inc. *	27,439	608,871
Force Protection, Inc. *	5,138	26,769
Fossil, Inc. *	3,430	115,111
Fuel Systems Solutions, Inc. * (a)	1,034	42,642
Fuqi International, Inc. *	1,218	21,863
Genesco, Inc. *	20,236	555,681
Gymboree Corp. *	10,873	472,867
Hanesbrands, Inc. *	6,963	167,878
Hawaiian Holdings, Inc. *	3,794	26,558
Herman Miller, Inc.	4,107	65,630
hhgregg, Inc. *	28,982	638,473
Hibbett Sports, Inc. *	27,574	606,352
Hot Topic, Inc. *	3,240	20,606
Houston Wire & Cable Company (a)	1,275	15,172
Hovnanian Enterprises, Inc., Class A * (a)	3,912	15,022
HSN, Inc. *	1,087	21,947
Iconix Brand Group, Inc. *	41,250	521,813
Interval Leisure Group, Inc. *	2,899	36,151
Isle of Capri Casinos, Inc. *	1,329	9,941
J. Crew Group, Inc. *	3,697	165,404
Jo-Ann Stores, Inc. *	126	4,566
Jos. A. Bank Clothiers, Inc. *	14,465	610,278
Knoll, Inc.	3,456	35,700
Kohl’s Corp. *	62,900	3,392,197
Krispy Kreme Doughnuts, Inc. *	4,217	12,440
K-Swiss, Inc., Class A *	985	9,791
Leapfrog Enterprises, Inc., Class A *	899	3,515
Life Time Fitness, Inc. * (a)	2,730	68,059
Lions Gate Entertainment Corp. *	3,015	17,517
Liz Claiborne, Inc. *	3,494	19,671
LKQ Corp. *	102,700	2,011,893
Lululemon Athletica, Inc. *	2,838	85,424
Lumber Liquidators Holdings, Inc. *	991	26,559
M/I Homes, Inc. *	664	6,899
Maidenform Brands, Inc. *	32,560	543,426
Marine Products Corp.	529	2,608
Meritage Homes Corp. *	793	15,329
Mobile Mini, Inc. *	2,607	36,733
Modine Manufacturing Company *	1,654	19,583
Monarch Casino & Resort, Inc. *	476	3,856
Morgans Hotel Group Company *	2,030	9,196
MWI Veterinary Supply, Inc. *	846	31,894
National Cinemedia, Inc.	3,096	51,301
National Presto Industries, Inc.	4,594	501,803
Navistar International Corp. *	30,200	1,167,230
New York & Company, Inc. *	2,066	8,863
O’Charley’s, Inc. *	31,464	206,089
Office Depot, Inc. *	13,124	84,650
OfficeMax, Inc. *	5,607	71,153

The accompanying notes are an integral part of the financial statements.

181

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Oshkosh Corp.	6,427	$237,992
P.F. Chang’s China Bistro, Inc. *	1,631	61,831
Pacific Sunwear of California, Inc. *	2,422	9,640
Panera Bread Company, Class A *	2,191	146,731
Pantry, Inc. *	13,760	186,998
Papa John’s International, Inc. *	1,650	38,544
Penn National Gaming, Inc. *	20,610	560,180
Penske Auto Group, Inc. *	33,067	501,957
Phillips-Van Heusen Corp.	3,792	154,259
Pier 1 Imports, Inc. *	3,440	17,510
Pinnacle Entertainment, Inc. *	1,545	13,874
Polaris Industries, Inc. (a)	2,279	99,433
Pool Corp. (a)	3,581	68,325
Retail Ventures, Inc. *	2,221	19,745
Rite Aid Corp. * (a)	45,530	68,750
Ryland Group, Inc.	1,610	31,717
Saks, Inc. * (a)	3,548	23,275
Sally Beauty Holdings, Inc. *	6,023	46,076
ScanSource, Inc. *	1,953	52,145
Scientific Games Corp., Class A *	5,112	74,380
Shoe Carnival, Inc. *	9,697	198,498
Shuffle Master, Inc. *	3,941	32,474
Skechers U.S.A., Inc., Class A *	866	25,469
Sonic Corp. *	4,262	42,918
Steven Madden, Ltd. *	15,315	631,591
Susser Holdings Corp. *	229	1,967
Systemax, Inc. *	551	8,656
Talbots, Inc. *	915	8,153
Tempur-Pedic International, Inc. *	4,955	117,087
Tenneco, Inc. *	4,363	77,356
Texas Roadhouse, Inc., Class A *	48,715	547,069
The Buckle, Inc.	1,020	29,866
The Cheesecake Factory, Inc. *	28,840	622,656
The Dress Barn, Inc. *	30,627	707,484
The Pep Boys - Manny, Moe & Jack	51,370	434,590
The Toro Company	2,638	110,295
The Wet Seal, Inc., Class A *	6,776	23,377
Thor Industries, Inc.	2,649	83,179
Titan Machinery, Inc. *	489	5,643
TiVo, Inc. *	7,937	80,799
Tractor Supply Company *	57,583	3,049,596
True Religion Apparel, Inc. * (a)	1,770	32,727
TRW Automotive Holdings Corp. *	5,092	121,597
UAL Corp. * (a)	12,276	158,483
Ulta Salon, Cosmetics & Fragrance, Inc. *	17,676	320,996
Under Armour, Inc., Class A * (a)	2,480	67,630
Universal Electronics, Inc. *	1,005	23,336
US Airways Group, Inc. * (a)	11,638	56,328
Vail Resorts, Inc. *	1,218	46,040
Volcom, Inc. *	1,254	20,992
Warnaco Group, Inc. *	16,952	715,205
Watsco, Inc.	62,300	3,051,454
Williams-Sonoma, Inc.	21,640	449,679
WMS Industries, Inc. *	13,184	527,360
Wonder Auto Technology, Inc. *	892	10,490
World Fuel Services Corp. (a)	2,070	55,455
Zale Corp. *	823	2,239
Zumiez, Inc. *	1,551	19,729

		39,126,407

Consumer, Non-cyclical - 20.06%
1-800-Flowers.com, Inc., Class A *	2,025	5,366
Aaron, Inc., Class B	23,380	648,327
Abaxis, Inc. * (a)	1,617	41,314
Abiomed, Inc. *	2,369	20,705
Acco Brands Corp. *	1,404	10,221
Accuray, Inc. *	3,406	19,108
Acorda Therapeutics, Inc. *	2,798	70,566
Administaff, Inc.	1,689	39,844
Affymax, Inc. *	1,364	33,745
Affymetrix, Inc. *	5,190	30,310
Air Methods Corp. *	14,024	471,487
Akorn, Inc. *	4,451	7,967
Albany Molecular Research, Inc. *	1,092	9,915
Alexion Pharmaceuticals, Inc. *	12,717	620,844
Align Technology, Inc. * (a)	4,164	74,202
Alkermes, Inc. *	6,938	65,287
Alliance Imaging, Inc. *	1,971	11,254
Alliance One International, Inc. *	6,225	30,378
Allos Therapeutics, Inc. * (a)	3,597	23,632
Almost Family, Inc. *	541	21,386
Alnylam Pharmaceuticals, Inc. *	31,142	548,722
AMAG Pharmaceuticals, Inc. *	629	23,921
Amedisys, Inc. *	14,502	704,217
American Dairy, Inc. *	692	15,003
American Italian Pasta Company, Class A *	1,541	53,611
American Medical Systems Holdings, Inc. *	48,691	939,249
American Oriental Bioengineering, Inc. *	1,611	7,491
American Public Education, Inc. *	12,763	438,537
AMERIGROUP Corp. *	1,929	52,006
AMN Healthcare Services, Inc. *	1,610	14,587
Arbitron, Inc. (a)	1,948	45,622
Arden Group, Inc.	97	9,275
Arena Pharmaceuticals, Inc. *	6,808	24,168
Arqule, Inc. *	1,613	5,952
Athenahealth, Inc. *	1,605	72,610
Atrion Corp.	2,576	401,135
ATS Medical, Inc. *	3,541	11,437
Auxilium Pharmaceuticals, Inc. * (a)	3,366	100,913
Avis Budget Group, Inc. * (a)	7,495	98,334
Bare Escentuals, Inc. *	4,733	57,885
Bio Reference Labs, Inc. *	12,377	485,055
BioMarin Pharmaceutical, Inc. * (a)	7,371	138,649
Bio-Rad Laboratories, Inc., Class A *	1,392	134,272
Blue Nile, Inc. * (a)	1,068	67,636
Boston Beer Company, Inc. *	2,727	127,078
Bowne & Company, Inc.	985	6,580
Brookdale Senior Living, Inc. *	3,400	61,846
Bruker BioSciences Corp. *	69,198	834,528
Cadence Pharmaceuticals, Inc. * (a)	1,245	12,039
Calavo Growers, Inc.	23,541	400,197
Cal-Maine Foods, Inc.	472	16,086
Cantel Medical Corp. *	1,037	20,927

The accompanying notes are an integral part of the financial statements.

182

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Capella Education Company *	8,564	$644,869
Caraco Pharmaceutical Labs *	813	4,911
CardioNet, Inc. *	1,081	6,421
Cardtronics, Inc. *	773	8,557
Career Education Corp. * (a)	4,068	94,825
Catalyst Health Solutions, Inc. *	2,747	100,183
CBIZ, Inc. *	3,433	26,434
Celera Corp. *	6,013	41,550
Cell Therapeutics, Inc. * (a)	41,152	46,913
Centene Corp. *	1,167	24,705
Cenveo, Inc. *	4,078	35,682
Cepheid, Inc. *	4,272	53,315
Chattem, Inc. *	1,258	117,371
Chemed Corp.	1,653	79,294
China Sky One Medical, Inc. * (a)	796	18,109
China-Biotics, Inc. *	251	3,883
ChinaCast Education Corp. *	51,589	390,013
Clarient, Inc. *	3,551	9,410
Clinical Data, Inc. *	782	14,279
Coca-Cola Bottling Company	231	12,479
Coinstar, Inc. * (a)	2,242	62,283
Conceptus, Inc. * (a)	2,247	42,154
Consolidated Graphics, Inc. *	15,808	553,596
Convergys Corp. *	56,670	609,203
Corinthian Colleges, Inc. * (a)	6,082	83,749
Corn Products International, Inc.	2,743	80,178
Cornell Corrections, Inc. *	1,146	26,014
Corporate Executive Board Company	2,508	57,233
CorVel Corp. *	616	20,661
CoStar Group, Inc. * (a)	1,418	59,230
Cott Corp. *	43,750	358,750
CRA International, Inc. *	19,381	516,504
Cryolife, Inc. *	2,041	13,103
Cubist Pharmaceuticals, Inc. *	4,246	80,547
Cyberonics, Inc. *	2,039	41,677
Cypress Biosciences, Inc. *	2,892	16,658
DexCom, Inc. *	2,868	23,173
Diamond Foods, Inc.	15,981	567,965
Dollar Financial Corp. *	1,770	41,878
Dollar Thrifty Automotive Group, Inc. *	1,827	46,789
Durect Corp. *	5,617	13,874
Dyax Corp. *	5,158	17,486
DynCorp International, Inc. *	36,287	520,718
Emergency Medical Services Corp., Class A *	8,036	435,149
Emergent Biosolutions, Inc. *	1,033	14,038
Emeritus Corp. * (a)	1,586	29,738
Enzo Biochem, Inc. *	2,479	13,337
Enzon Pharmaceuticals, Inc. * (a)	3,339	35,160
Euronet Worldwide, Inc. *	3,350	73,533
EV3, Inc. *	48,843	651,566
Exactech, Inc. *	630	10,905
Exelixis, Inc. *	7,889	58,142
Exlservice Holdings, Inc. *	1,063	19,304
Exponent, Inc. *	1,012	28,174
Facet Biotech Corp. * (a)	1,805	31,732
Flowers Foods, Inc.	23,305	553,727
Forrester Research, Inc. *	1,166	30,258
FTI Consulting, Inc. *	10,883	513,242
Gaiam, Inc., Class A *	1,203	9,251
Gartner Group, Inc., Class A *	4,533	81,775
Genomic Health, Inc. *	1,049	20,518
Genoptix, Inc. *	14,812	526,270
Genpact, Ltd. *	5,546	82,635
Gentiva Health Services, Inc. *	1,321	35,680
Geron Corp. * (a)	4,398	24,409
Global Cash Access, Inc. *	2,925	21,908
Grand Canyon Education, Inc. *	29,262	556,271
Great Lakes Dredge & Dock Company	3,870	25,078
Green Mountain Coffee Roasters, Inc. * (a)	2,557	208,319
GTx, Inc. * (a)	1,246	5,233
Haemonetics Corp. *	12,348	680,992
Halozyme Therapeutics, Inc. *	6,265	36,776
Hanger Orthopedic Group, Inc. *	2,314	32,003
Hansen Medical, Inc. *	2,266	6,866
Healthcare Services Group, Inc.	3,035	65,131
Healthsouth Corp. *	6,490	121,817
Healthways, Inc. *	2,478	45,447
Heartland Payment Systems, Inc.	1,652	21,691
Heidrick & Struggles International, Inc.	11,021	344,296
Helen of Troy, Ltd. *	21,966	537,288
Herbalife, Ltd.	4,534	183,944
Hill International, Inc. *	1,709	10,664
HMS Holdings Corp. *	1,925	93,728
Human Genome Sciences, Inc. *	6,648	203,429
Huron Consulting Group, Inc. *	1,424	32,809
ICF International, Inc. *	675	18,090
ICU Medical, Inc. *	4,566	166,385
Idenix Pharmaceuticals, Inc. *	2,437	5,240
Illumina, Inc. * (a)	77,700	2,381,505
Immucor, Inc. *	5,181	104,863
Immunogen, Inc. *	2,590	20,357
Incyte Corp. *	7,659	69,773
Inspire Pharmaceuticals, Inc. *	5,098	28,141
Insulet Corp. *	2,298	32,815
Integra LifeSciences Holdings Corp. *	1,568	57,671
Intermune, Inc. *	2,881	37,568
Internet Brands, Inc., Class A *	1,740	13,624
IPC The Hospitalist Company *	1,007	33,483
IRIS International, Inc. *	1,362	16,834
Isis Pharmaceuticals, Inc. *	51,066	566,833
Jarden Corp.	23,310	720,512
K12, Inc. * (a)	1,276	25,865
Kendle International, Inc. *	519	9,503
Kenexa Corp. *	1,491	19,458
Kensey Nash Corp. *	737	18,794
Kforce, Inc. *	41,286	516,075
Korn/Ferry International *	1,699	28,034
K-V Pharmaceutical Company, Class A *	874	3,208
Landauer, Inc.	249	15,289
Lexicon Genetics, Inc. *	5,897	10,025
LHC Group, Inc. *	18,252	613,450
Ligand Pharmaceuticals, Inc., Class B *	7,475	16,221

The accompanying notes are an integral part of the financial statements.

183

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Lincoln Educational Services Corp. *	988	$21,410
Live Nation, Inc. *	3,395	28,891
Luminex Corp. *	2,897	43,252
M & F Worldwide Corp. *	853	33,694
MAKO Surgical Corp. *	1,219	13,531
Mannkind Corp. * (a)	4,897	42,898
MAP Pharmaceuticals, Inc. *	1,020	9,721
Martek Biosciences Corp. * (a)	2,442	46,251
Masimo Corp. *	3,599	109,482
Maxygen, Inc. *	2,171	13,221
Medicines Company *	3,877	32,334
Medicis Pharmaceutical Corp., Class A	4,367	118,127
Medivation, Inc. *	2,091	78,726
Meridian Bioscience, Inc. (a)	2,978	64,176
Merit Medical Systems, Inc. *	1,952	37,654
Micromet, Inc. * (a)	3,288	21,898
Momenta Pharmaceuticals, Inc. *	1,678	21,160
Monro Muffler Brake, Inc.	19,743	660,206
Monster Worldwide, Inc. * (a)	8,791	152,963
Morningstar, Inc. *	1,423	68,788
MPS Group, Inc. *	6,846	94,064
Myriad Pharmaceuticals, Inc. *	1,802	9,064
Nabi Biopharmaceuticals *	3,731	18,282
National Beverage Corp. *	438	6,071
Natus Medical, Inc. *	2,084	30,822
Navigant Consulting Company *	3,675	54,611
NBTY, Inc. *	4,093	178,209
Nektar Therapeutics *	6,810	63,469
Neogen Corp. *	1,551	36,619
Net 1 UEPS Technologies, Inc. *	26,729	519,077
NPS Pharmaceuticals, Inc. *	3,625	12,325
NutriSystem, Inc. (a)	2,046	63,774
Nuvasive, Inc. * (a)	2,769	88,553
Oculus Innovative Sciences, Inc. * (a)	15,930	29,152
Odyssey Healthcare, Inc. *	22,506	350,643
Odyssey Marine Exploration, Inc. *	1,345	1,896
OncoGenex Pharmaceutical, Inc. * (a)	377	8,400
Onyx Pharmaceuticals, Inc. *	4,492	131,795
Opko Health, Inc. *	3,622	6,628
OraSure Technologies, Inc. *	1,686	8,565
Orexigen Therapeutics, Inc. *	1,323	9,843
Orthofix International NV *	1,136	35,182
Orthovita, Inc. *	5,049	17,722
OSI Pharmaceuticals, Inc. * (a)	4,265	132,343
Osiris Therapeutics, Inc. *	783	5,591
Overstock.com, Inc. * (a)	1,174	15,919
Pain Therapeutics, Inc. *	2,721	14,585
Palomar Medical Technologies, Inc. *	1,301	13,114
Par Pharmaceutical Companies, Inc. *	17,525	474,227
Parexel International Corp. *	4,247	59,883
PDL BioPharma, Inc. (a)	4,392	30,129
Peets Coffee & Tea, Inc. * (a)	954	31,797
PetMed Express, Inc. (a)	1,678	29,583
Pharmasset, Inc. *	1,553	32,147
PharMerica Corp. *	2,245	35,651
POZEN, Inc. *	1,814	10,866
Pre-Paid Legal Services, Inc. * (a)	524	21,526
Progenics Pharmaceuticals, Inc. *	2,356	10,461
Protalix BioTherapeutics, Inc. *	3,097	20,502
PSS World Medical, Inc. *	4,373	98,699
Psychiatric Solutions, Inc. *	22,934	484,825
QKL Stores Inc. *	22,520	150,884
Questcor Pharmaceuticals, Inc. *	4,240	20,140
Quidel Corp. * (a)	1,987	27,381
Regeneron Pharmaceuticals, Inc. *	4,582	110,793
Resources Connection, Inc. *	2,059	43,692
Revlon, Inc. *	890	15,139
Rigel Pharmaceuticals, Inc. *	2,380	22,634
Rollins, Inc.	3,280	63,238
RSC Holdings, Inc. *	1,971	13,876
Salix Pharmaceuticals, Ltd. *	29,371	746,023
Sangamo Biosciences, Inc. *	2,970	17,582
Savient Pharmaceuticals, Inc. *	3,151	42,885
Seattle Genetics, Inc. *	6,115	62,128
Sequenom, Inc. * (a)	4,270	17,678
Shutterfly, Inc. *	1,403	24,987
SIGA Technologies, Inc. *	2,208	12,806
Sirona Dental Systems, Inc. *	22,087	701,041
Smart Balance, Inc. *	4,373	26,238
Somanetics Corp. *	914	16,041
SonoSite, Inc. * (a)	1,270	30,010
Sotheby’s	4,916	110,512
Spartan Motors, Inc.	804	4,527
St. Jude Medical, Inc. *	43,600	1,603,608
Stamps.com, Inc. *	991	8,919
Standard Parking Corp. *	1,016	16,134
Steiner Leisure, Ltd. *	6,783	269,692
Stereotaxis, Inc. * (a)	2,994	11,766
Sucampo Pharmaceuticals, Inc. *	592	2,392
SuccessFactors, Inc. * (a)	3,300	54,714
Sunrise Senior Living, Inc. *	1,180	3,800
SurModics, Inc. *	1,092	24,745
Symmetry Medical, Inc. *	2,632	21,214
Synovis Life Technologies, Inc. *	32,196	415,650
Team, Inc. *	1,316	24,754
Tejon Ranch Company *	937	27,379
TeleTech Holdings, Inc. *	2,736	54,802
Tenet Healthcare Corp. *	35,358	190,580
The Advisory Board Company *	17,221	527,996
The Cooper Companies, Inc. (a)	53,900	2,054,668
The Ensign Group, Inc.	17,275	265,517
The Geo Group, Inc. *	3,770	82,488
The Great Atlantic & Pacific Tea Company, Inc. * (a)	1,660	19,571
The Standard Register Company	461	2,351
Theravance, Inc. *	16,598	216,936
Thoratec Corp. *	4,158	111,933
Ticketmaster Entertainment, Inc. *	2,950	36,049
TNS, Inc. *	1,207	31,008
TomoTherapy, Inc. *	2,765	10,784
Tootsie Roll Industries, Inc. (a)	1,035	28,338
TreeHouse Foods, Inc. *	819	31,826

The accompanying notes are an integral part of the financial statements.

184

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
TrueBlue, Inc. *	42,526	$629,810
United Natural Foods, Inc. *	3,002	80,273
United Rentals, Inc. *	3,977	39,014
United Therapeutics Corp. *	46,517	2,449,120
Universal Technical Institute, Inc. *	1,481	29,916
US Physical Therapy, Inc. *	28,386	480,575
USANA Health Sciences, Inc. *	466	14,865
Valassis Communications, Inc. *	2,297	41,943
Valeant Pharmaceuticals International *	5,672	180,313
VCA Antech, Inc. *	61,441	1,531,110
Viad Corp.	781	16,112
ViroPharma, Inc. *	2,058	17,267
Virtual Radiologic Corp. *	542	6,916
VistaPrint NV * (a)	2,989	169,357
Vital Images, Inc. *	994	12,614
Vivus, Inc. *	106,286	976,768
Volcano Corp. *	3,203	55,668
Watson Wyatt Worldwide, Inc., Class A	3,137	149,070
WellCare Health Plans, Inc. *	2,023	74,365
West Pharmaceutical Services, Inc.	2,417	94,746
Wright Express Corp. *	13,474	429,282
Wright Medical Group, Inc. *	2,838	53,780
XenoPort, Inc. *	2,002	37,157
XOMA, Ltd. *	12,097	8,453
Zhongpin, Inc. *	1,954	30,502
Zoll Medical Corp. *	1,551	41,443
Zymogenetics, Inc. *	2,791	17,834

		46,847,020

Energy - 7.58%
Alon USA Energy, Inc.	710	4,856
Approach Resources, Inc. *	943	7,280
Arena Resources, Inc. *	43,919	1,893,787
Atlas Energy, Inc. *	5,455	164,577
ATP Oil & Gas Corp. * (a)	3,313	60,562
Atwood Oceanics, Inc. *	4,246	152,219
Basic Energy Services, Inc. *	1,645	14,640
Bill Barrett Corp. *	14,759	459,152
BPZ Energy, Inc. * (a)	6,251	59,384
Brigham Exploration Company *	7,277	98,603
Bronco Drilling Company, Inc. *	1,900	9,633
Cabot Oil & Gas Corp.	64,800	2,824,632
Cal Dive International, Inc. *	4,441	33,574
Cano Petroleum, Inc. *	69,040	67,659
Carbo Ceramics, Inc.	1,440	98,165
Carrizo Oil & Gas, Inc. *	17,894	474,012
Cheniere Energy, Inc. * (a)	4,087	9,891
Clayton Williams Energy, Inc. *	580	20,323
Clean Energy Fuels Corp. * (a)	2,441	37,616
Complete Production Services, Inc. *	4,536	58,968
Comstock Resources, Inc. *	17,206	698,047
Comverge, Inc. *	1,544	17,355
Contango Oil & Gas Company *	931	43,766
Core Laboratories N.V.	6,432	759,748
Crosstex Energy, Inc. (a)	1,887	11,416
Dawson Geophysical Company *	575	13,288
Delta Petroleum Corp. * (a)	8,595	8,939
Dril-Quip, Inc. *	54,895	3,100,470
Encore Aquisition Company *	3,878	186,222
Endeavour International Corp. *	8,434	9,109
Evergreen Solar, Inc. * (a)	7,272	10,981
EXCO Resources, Inc.	26,426	561,024
Exterran Holdings, Inc. *	4,363	93,586
Frontier Oil Corp.	7,693	92,624
Fuelcell Energy, Inc. *	5,108	19,206
Georesources, Inc. *	13,510	184,547
GMX Resources, Inc. * (a)	2,179	29,939
Goodrich Petroleum Corp. * (a)	1,786	43,489
Gran Tierra Energy, Inc. *	15,538	89,033
GT Solar International, Inc. * (a)	2,717	15,107
Gulfport Energy Corp. *	2,039	23,347
Headwaters, Inc. *	3,722	24,267
Helix Energy Solutions Group, Inc. *	4,694	55,154
Hercules Offshore, Inc. *	99,549	475,844
Holly Corp.	3,139	80,453
Hornbeck Offshore Services, Inc. *	13,701	318,959
International Coal Group, Inc. * (a)	3,484	13,448
Key Energy Services, Inc. *	58,127	510,936
Lufkin Industries, Inc.	382	27,962
Matrix Service Company *	1,925	20,501
McMoran Exploration Company * (a)	5,691	45,642
Natural Gas Services Group, Inc. *	22,598	425,972
North American Energy Partners, Inc. *	66,400	482,064
Northern Oil And Gas, Inc. *	1,753	20,756
Oil States International, Inc. *	14,127	555,050
Patriot Coal Corp. *	6,306	97,491
Penn Virginia Corp.	25,310	538,850
Petroleum Development Corp. *	686	12,492
Pioneer Drilling Company *	3,978	31,426
Plug Power, Inc. *	3,089	2,193
Rex Energy Corp. *	1,760	21,120
Rosetta Resources, Inc. *	3,848	76,691
RPC, Inc.	2,170	22,568
SEACOR Holdings, Inc. *	494	37,668
Seahawk Drilling, Inc. *	853	19,227
St. Mary Land & Exploration Company	4,593	157,264
SulphCo, Inc. * (a)	2,570	1,722
Superior Energy Services, Inc. *	5,746	139,570
Superior Well Services, Inc. *	1,643	23,429
T-3 Energy Services, Inc. *	477	12,164
Tesco Corp. *	2,349	30,326
TETRA Technologies, Inc. *	5,537	61,350
Unit Corp. *	13,971	593,768
VAALCO Energy, Inc. *	1,549	7,048
Venoco, Inc. *	1,735	22,624
W&T Offshore, Inc.	911	10,659
Warren Resources, Inc. *	5,104	12,505
Whiting Petroleum Corp. *	1,308	93,457
Willbros Group, Inc. *	2,912	49,125

		17,692,521

Financial - 8.14%
Alexander’s, Inc., REIT *	150	45,663
Ambac Financial Group, Inc. *	21,135	17,542

The accompanying notes are an integral part of the financial statements.

185

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
AmeriCredit Corp. * (a)	6,367	$121,228
Apartment Investment & Management Company, Class A, REIT	3,011	47,935
Argo Group International Holdings, Ltd. *	11,020	321,123
Asset Acceptance Capital Corp. *	755	5,119
Avatar Holdings, Inc. *	202	3,436
Beneficial Mutual Bancorp, Inc. *	2,408	23,695
Broadpoint Gleacher Securities, Inc. *	4,332	19,321
Calamos Asset Management, Inc.	1,442	16,626
Cardinal Financial Corp.	2,044	17,865
Cass Information Systems, Inc.	491	14,926
Citizens, Inc., Class A *	3,107	20,289
Cohen & Steers, Inc. (a)	1,240	28,322
CompuCredit Holdings Corp. * (a)	798	2,657
Consolidated Tomoka Land Company	144	5,031
Crawford & Company, Class B *	985	3,881
Crawford & Company *	1,106	3,694
Credit Acceptance Corp. *	794	33,427
Danvers Bancorp, Inc.	1,532	19,901
Duff & Phelps Corp.	1,460	26,660
DuPont Fabros Technology, Inc., REIT *	2,000	35,980
East West Bancorp, Inc.	2,694	42,565
eHealth, Inc. *	1,547	25,417
Encore Capital Group, Inc. *	28,688	499,171
Equity Lifestyle Properties, Inc., REIT	2,117	106,845
Evercore Partners, Inc.	674	20,490
Everest Re Group, Ltd.	27,600	2,364,768
EZCORP, Inc., Class A *	2,686	46,226
FBR Capital Markets Corp. *	1,474	9,109
Federal National Mortgage Association * (a)	81,731	96,443
First Citizens Bancshares, Inc.	2,988	490,062
First Financial Bankshares, Inc.	428	23,210
First Industrial Realty Trust, Inc., REIT * (a)	1,431	7,484
Forest City Enterprises, Inc., Class A * (a)	4,423	52,103
Forestar Real Estate Group, Inc. *	1,252	27,519
GAMCO Investors, Inc., Class A	192	9,272
GFI Group, Inc.	1,820	8,317
GLG Partners, Inc. * (a)	9,174	29,540
Gramercy Capital Corp., REIT *	3,115	8,068
Greenlight Capital Re, Ltd., Class A *	1,545	36,416
Grubb & Ellis Company *	1,869	2,392
Harleysville National Corp.	3,009	19,378
Hilltop Holdings, Inc. *	1,162	13,526
Home Bancshares, Inc.	1,372	33,024
Infinity Property & Casualty Corp.	10,585	430,174
Interactive Brokers Group, Inc. *	3,029	53,674
International Assets Holding Corp. *	1,020	14,831
Investment Technology Group, Inc. *	3,203	63,099
Investors Bancorp, Inc. *	3,787	41,430
Jones Lang LaSalle, Inc.	3,070	185,428
KBW, Inc. *	1,498	40,985
Knight Capital Group, Inc. *	6,536	100,654
LaBranche & Company, Inc. *	1,241	3,524
Lazard, Ltd., Class A	24,400	926,468
Life Partners Holdings, Inc. (a)	191	4,047
Maiden Holdings, Ltd.	1,356	9,926
MarketAxess Holdings, Inc.	2,217	30,816
MBIA, Inc. * (a)	4,280	17,034
Meridian Interstate Bancorp, Inc. *	776	6,743
MGIC Investment Corp. * (a)	3,323	19,207
Nara Bancorp, Inc. *	2,536	28,758
NewStar Financial, Inc. *	2,169	8,502
NorthStar Realty Finance Corp., REIT (a)	1,671	5,732
Oppenheimer Holdings, Inc., Class A	8,470	281,373
optionsXpress Holdings, Inc.	3,183	49,177
Oritani Financial Corp.	851	11,684
PICO Holdings, Inc. *	1,498	49,030
Pinnacle Financial Partners, Inc. *	1,150	16,353
Portfolio Recovery Associates, Inc. * (a)	1,132	50,804
PrivateBancorp, Inc.	4,085	36,642
Provident Financial Services, Inc. (a)	19,890	211,829
PS Business Parks, Inc., REIT	491	24,575
Radian Group, Inc.	2,177	15,914
Raymond James Financial, Inc. (a)	114,200	2,714,534
Riskmetrics Group, Inc. *	2,277	36,227
Rockville Financial, Inc.	338	3,549
Roma Financial Corp.	299	3,696
Saul Centers, Inc., REIT	358	11,728
SEI Investments Company	109,800	1,923,696
Signature Bank *	2,983	95,158
Stifel Financial Corp. *	11,908	705,430
Strategic Hotel & Resorts, Inc., REIT *	2,762	5,137
Suffolk Bancorp	706	20,968
Sunstone Hotel Investors, Inc., REIT *	6,994	62,107
SVB Financial Group * (a)	2,994	124,820
Taubman Centers, Inc., REIT	3,904	140,193
Teton Advisors, Inc., Class A *	1	16
Texas Capital Bancshares, Inc. *	2,525	35,249
The First Marblehead Corp. *	1,658	3,532
Tower Group, Inc.	22,927	536,721
Tradestation Group, Inc. *	895	7,062
United Community Banks, Inc. *	72,771	246,694
Universal Insurance Holdings, Inc.	446	2,618
ViewPoint Financial Group	858	12,364
Waddell & Reed Financial, Inc., Class A	79,580	2,430,373
Western Alliance Bancorp *	1,491	5,636
Westwood Holdings Group, Inc.	419	15,226
Willis Group Holdings, Ltd.	88,000	2,321,440

		19,008,253

Government - 0.03%
Federal Home Loan Mortgage Corp. * (a)	47,579	69,941

Industrial - 15.27%
A.O. Smith Corp.	75,100	3,258,589
Aaon, Inc.	946	18,438
AAR Corp. *	1,856	42,651
Actuant Corp., Class A	4,871	90,260
Acuity Brands, Inc.	3,167	112,872
Advanced Energy Industries, Inc. * (a)	2,470	37,248
Aerovironment, Inc. * (a)	1,107	32,192
AMERCO, Inc. *	177	8,800
American Commercial Lines, Inc. *	350	6,415

The accompanying notes are an integral part of the financial statements.

186

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
American Science & Engineering, Inc.	651	$49,372
American Superconductor Corp. * (a)	3,079	125,931
AptarGroup, Inc.	8,504	303,933
Argan, Inc. *	460	6,619
Arkansas Best Corp.	5,753	169,311
Astec Industries, Inc. *	1,407	37,905
AZZ, Inc. *	895	29,266
Badger Meter, Inc.	1,040	41,413
Baldor Electric Company	1,138	31,966
BE Aerospace, Inc. *	4,591	107,888
Bel Fuse, Inc., Class A	48	933
Bel Fuse, Inc., Class B	216	4,642
Blount International, Inc. *	1,490	15,049
Brink’s Home Security Holdings, Inc. *	3,364	109,801
Bway Holding Company *	832	15,991
Calgon Carbon Corp. * (a)	3,823	53,140
Capstone Turbine Corp. *	301,460	388,883
Celadon Group, Inc. *	56,797	616,247
Chicago Bridge & Iron Company N.V. * (a)	117,500	2,375,850
China Fire & Security Group, Inc. * (a)	608	8,226
China Security & Surveillance Technology, Inc. *	1,870	14,287
Clarcor, Inc.	3,743	121,423
Clean Harbors, Inc. *	1,733	103,304
Cognex Corp.	2,769	49,067
Coherent, Inc. * (a)	1,797	53,425
Columbus McKinnon Corp. *	30,320	414,171
Crown Holdings, Inc. *	88,600	2,266,388
Cubic Corp.	1,179	43,977
Cymer, Inc. *	32,877	1,261,819
Daktronics, Inc.	2,547	23,458
Darling International, Inc. *	15,528	130,125
Dionex Corp. *	1,301	96,105
Drew Industries, Inc. *	20,657	426,567
Dynamic Materials Corp.	946	18,967
Eastman Kodak Company * (a)	12,813	54,071
Electro Scientific Industries, Inc. *	727	7,866
EMCOR Group, Inc. *	2,421	65,125
Ener1, Inc. *	3,448	21,860
Energy Conversion Devices, Inc. * (a)	3,362	35,536
Energy Recovery, Inc. *	2,477	17,042
EnergySolutions, Inc.	52,142	442,686
Enersys *	21,525	470,752
ESCO Technologies, Inc. *	1,933	69,298
Esterline Technologies Corp. *	5,674	231,329
FARO Technologies, Inc. *	1,123	24,077
FEI Company *	2,761	64,497
Forward Air Corp.	2,129	53,331
Fuel Tech, Inc. *	1,284	10,490
Fushi Copperweld, Inc. *	757	7,661
Gardner Denver, Inc.	3,822	162,626
Genco Shipping & Trading, Ltd. *	24,780	554,576
GenCorp, Inc. *	3,440	24,080
General Cable Corp. *	3,820	112,384
Genesee & Wyoming, Inc., Class A *	2,820	92,045
Gentex Corp.	10,124	180,713
Graco, Inc.	1,542	44,055
GrafTech International, Ltd. *	25,766	400,661
Graphic Packaging Holding Company *	3,154	10,944
Greatbatch, Inc. *	596	11,461
Harbin Electric, Inc. *	32,759	672,870
Haynes International, Inc.	889	29,310
Heartland Express, Inc.	4,333	66,165
HEICO Corp., Class A	1,039	37,362
HEICO Corp.	433	19,195
Hexcel Corp. *	7,103	92,197
Hub Group, Inc., Class A *	70,519	1,892,025
ICx Technologies, Inc. *	917	8,730
IDEX Corp.	5,932	184,782
II-VI, Inc. *	20,964	666,655
Imax Corp. *	52,390	696,787
Integrated Electrical Services, Inc. *	7,274	42,553
Intermec, Inc. *	3,651	46,952
Intevac, Inc. *	1,612	18,490
iRobot Corp. *	1,379	24,270
Itron, Inc. *	2,939	198,588
John Bean Technologies Corp.	2,027	34,479
Kaman Corp., Class A	682	15,747
Kansas City Southern * (a)	21,240	707,080
Kirby Corp. *	3,757	130,856
Knight Transportation, Inc. (a)	4,583	88,406
K-Tron International, Inc. *	187	20,334
L.B. Foster Company *	746	22,238
L-1 Identity Solutions, Inc. *	3,160	23,668
Landstar Systems, Inc.	3,771	146,202
Lawson Products, Inc.	110	1,941
Lindsay Corp. (a)	859	34,231
LSB Industries, Inc. *	1,203	16,962
Manitowoc Company, Inc.	6,237	62,183
Marten Transport, Ltd. *	16,456	295,385
Matthews International Corp., Class A	2,230	79,009
McDermott International, Inc. *	114,200	2,741,942
Metalico, Inc. *	2,558	12,585
Michael Baker Corp. *	587	24,302
Middleby Corp. *	1,226	60,099
Mine Safety Appliances Company	2,511	66,617
Mueller Industries, Inc.	1,371	34,056
Multi-Fineline Electronix, Inc. *	756	21,448
MYR Group, Inc. *	1,379	24,932
National Instruments Corp.	4,279	126,017
Northwest Pipe Company *	245	6,581
NVE Corp. *	1,790	73,945
Old Dominion Freight Lines, Inc. *	2,055	63,089
Orbital Sciences Corp., Class A *	4,151	63,344
Orion Marine Group, Inc. *	19,281	406,058
OSI Systems, Inc. *	1,156	31,536
OYO Geospace Corp. *	3,977	170,574
Pacer International, Inc. *	1,283	4,054
Pall Corp.	82,800	2,997,360
Patriot Transportation Holding, Inc. *	127	11,996
Peace Mark Holdings, Ltd. *	464,000	0
Plexus Corp. *	2,902	82,707
Polypore International, Inc. *	1,794	21,349

The accompanying notes are an integral part of the financial statements.

187

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Powell Industries, Inc. *	9,152	$288,563
Power-One, Inc. *	4,857	21,128
Raser Technologies, Inc. * (a)	3,233	4,009
Raven Industries, Inc.	1,192	37,870
RBC Bearings, Inc. *	1,037	25,230
Robbins & Myers, Inc.	2,051	48,240
Rofin-Sinar Technologies, Inc. *	2,125	50,171
Rogers Corp. *	416	12,609
Saia, Inc. *	993	14,716
Sanmina-SCI Corp. *	2,094	23,097
Sauer-Danfoss, Inc. *	311	3,735
Silgan Holdings, Inc.	8,052	466,050
Simpson Manufacturing Company, Inc.	1,009	27,132
Smith & Wesson Holding Corp. *	3,932	16,082
Standex International Corp.	863	17,338
Stanley, Inc. *	1,058	29,000
Sterling Construction Company, Inc. *	618	11,853
Sturm Ruger & Company, Inc. (a)	491	4,763
Sun Hydraulics, Inc.	337	8,846
Taser International, Inc. *	4,323	18,935
Technitrol, Inc.	1,058	4,634
Teledyne Technologies, Inc. *	10,850	416,206
Tetra Tech, Inc. *	4,452	120,961
TransDigm Group, Inc. *	2,850	135,347
TTM Technologies, Inc. *	3,170	36,550
Universal Display Corp. * (a)	2,411	29,800
Universal Truckload Services, Inc. *	164	2,968
USG Corp. * (a)	1,787	25,107
UTI Worldwide, Inc.	6,992	100,125
Valence Technology, Inc. * (a)	4,681	4,260
Valmont Industries, Inc.	1,351	105,986
Varian, Inc. * (a)	2,125	109,523
Vicor Corp. *	1,480	13,764
Vishay Intertechnology, Inc. *	8,231	68,729
VSE Corp.	6,417	289,278
Wabtec Corp. (a)	3,321	135,630
Waste Connections, Inc. *	89,088	2,970,194
Woodward Governor Company	4,493	115,785
YRC Worldwide, Inc. * (a)	4,376	3,675
Zebra Technologies Corp., Class A *	4,343	123,167

		35,653,379
Technology - 10.23%
3D Systems Corp. *	723	8,170
3PAR, Inc. * (a)	2,082	24,672
ACI Worldwide, Inc. *	1,625	27,869
Actel Corp. *	696	8,268
Actuate Corp. *	75,580	323,482
Advanced Analogic Technologies, Inc. *	91,586	360,849
Advent Software, Inc. *	1,218	49,609
Allscripts-Misys Healthcare Solutions, Inc. *	4,793	96,962
Amkor Technology, Inc. * (a)	8,745	62,614
Anadigics, Inc. *	116,228	490,482
Applied Micro Circuits Corp. *	4,869	36,371
ArcSight, Inc. *	1,205	30,824
Atmel Corp. *	31,499	145,210
ATMI, Inc. *	1,499	27,911
Blackbaud, Inc.	3,223	76,159
Blackboard, Inc. *	2,234	101,401
Bottomline Technologies, Inc. *	612	10,753
Brooks Automation, Inc. *	4,733	40,609
Cabot Microelectronics Corp. *	1,722	56,757
CACI International, Inc., Class A *	14,215	694,403
Cavium Networks, Inc. * (a)	2,744	65,390
Cirrus Logic, Inc. *	4,557	31,079
Cogent, Inc. *	47,328	491,738
Commvault Systems, Inc. *	2,917	69,104
Compellent Technologies, Inc. *	25,502	578,385
Compuware Corp. *	82,730	598,138
Concur Technologies, Inc. *	3,040	129,960
Conexant Systems, Inc. *	4,337	10,062
Cray, Inc. *	59,110	379,486
CSG Systems International, Inc. *	24,851	474,406
Cypress Semiconductor Corp. *	11,385	120,226
Deltek, Inc. *	1,224	9,523
DemandTec, Inc. *	1,919	16,830
Digi International, Inc. *	1,775	16,188
Diodes, Inc. *	2,516	51,452
DivX, Inc. *	2,091	11,793
Double-Take Software, Inc. *	1,254	12,527
Ebix, Inc. * (a)	532	25,978
Echelon Corp. *	1,459	16,866
Eclipsys Corp. *	4,153	76,914
Entegris, Inc. *	6,113	32,277
EPIQ Systems, Inc. *	47,619	666,190
Exar Corp. *	952	6,769
Fairchild Semiconductor International, Inc. *	3,187	31,838
Falconstor Software, Inc. *	2,713	11,015
FormFactor, Inc. *	3,636	79,119
Furmanite Corp. *	2,640	10,058
Hittite Microwave Corp. *	1,437	58,558
Igate Corp.	1,800	18,000
Imation Corp. *	783	6,828
infoGROUP, Inc. *	887	7,114
Informatica Corp. *	6,495	167,961
Innerworkings, Inc. *	2,070	12,213
Integrated Device Technology, Inc. *	4,259	27,556
Interactive Intelligence, Inc. *	25,344	467,343
International Rectifier Corp. *	1,832	40,524
IPG Photonics Corp. *	1,673	28,006
Isilon Systems, Inc. *	1,704	11,689
IXYS Corp. *	1,747	12,963
Jack Henry & Associates, Inc.	5,879	135,922
JDA Software Group, Inc. *	24,200	616,374
Kopin Corp. *	4,867	20,344
Kulicke & Soffa Industries, Inc. *	1,757	9,470
Lattice Semiconductor Corp. *	3,068	8,284
Limelight Networks, Inc. *	2,793	10,976
Magma Design Automation, Inc. * (a)	3,369	7,782
Manhattan Associates, Inc. *	1,654	39,746
ManTech International Corp. *	1,616	78,020
Mattson Technology, Inc. *	1,832	6,559
Maxwell Technologies, Inc. * (a)	1,722	30,720

The accompanying notes are an integral part of the financial statements.

188

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
MedAssets, Inc. *	2,058	$43,650
Micrel, Inc.	1,163	9,537
MICROS Systems, Inc. *	5,909	183,356
Microsemi Corp. *	24,520	435,230
MicroStrategy, Inc., Class A *	671	63,087
MIPS Technologies, Inc., Class A *	105,280	460,074
MKS Instruments, Inc. *	3,453	60,117
Monolithic Power Systems, Inc. *	64,447	1,544,795
Monotype Imaging Holdings, Inc. *	854	7,712
MSCI, Inc. *	7,360	234,048
MTS Systems Corp.	552	15,864
NCI, Inc. *	499	13,797
Netezza Corp. *	2,864	27,781
NETGEAR, Inc. *	28,851	625,778
Netlogic Microsystems, Inc. *	1,385	64,070
Netscout Systems, Inc. *	2,076	30,393
NetSuite, Inc. *	1,173	18,745
O2Micro International, Ltd., ADR *	122,237	639,299
Omnicell, Inc. *	2,210	25,835
OmniVision Technologies, Inc. *	2,421	35,177
Open Text Corp. *	15,700	638,205
Opnet Technologies, Inc.	645	7,863
Palm, Inc. * (a)	11,334	113,793
Parametric Technology Corp. *	8,539	139,527
Pegasystems, Inc.	1,202	40,868
Pericom Semiconductor Corp. *	1,869	21,550
Phase Forward, Inc. *	38,736	594,598
PMC-Sierra, Inc. *	8,263	71,558
Power Integrations, Inc.	1,956	71,120
Progress Software Corp. *	1,473	43,026
PROS Holdings, Inc. *	1,368	14,159
QLogic Corp. *	8,680	163,792
Quality Systems, Inc.	9,825	616,912
Quantum Corp. *	15,574	45,632
Quest Software, Inc. *	29,468	542,211
Radiant Systems, Inc. *	37,896	394,118
Rambus, Inc. *	4,761	116,168
Renaissance Learning, Inc.	339	3,851
Riverbed Technology, Inc. *	4,087	93,878
Rovi Corp. *	7,474	238,196
Rubicon Technology, Inc. *	913	18,543
Rudolph Technologies, Inc. *	1,447	9,724
Seachange International, Inc. *	2,150	14,125
Semtech Corp. *	2,918	49,635
Sigma Designs, Inc. * (a)	1,956	20,929
Silicon Graphics International Corp. *	1,109	7,774
Silicon Laboratories, Inc. *	3,132	151,401
Silicon Motion Technology Corp., ADR * (a)	36,999	126,167
Silicon Storage Technology, Inc. *	2,994	7,665
Smith Micro Software, Inc. *	59,708	545,731
Solera Holdings, Inc.	26,726	962,403
SRA International, Inc., Class A *	3,220	61,502
Standard Microsystems Corp. *	1,619	33,643
STEC, Inc. * (a)	2,729	44,592
Stratasys, Inc. *	1,412	24,399
Super Micro Computer, Inc. *	1,913	21,273
Supertex, Inc. *	806	24,019
Sybase, Inc. * (a)	12,256	531,910
Sykes Enterprises, Inc. *	2,581	65,738
Synaptics, Inc. * (a)	2,494	76,441
Synchronoss Technologies, Inc. *	1,481	23,415
Syntel, Inc.	1,832	69,671
Taleo Corp. *	2,538	59,694
Teradyne, Inc. *	8,340	89,488
Tessera Technologies, Inc. *	3,643	84,773
Thomas & Betts Corp. *	3,885	139,044
Trident Microsystems, Inc. *	3,006	5,591
Triquint Semiconductor, Inc. *	11,068	66,408
Tyler Technologies, Inc. *	32,099	639,091
Ultimate Software Group, Inc. *	12,429	365,040
Ultratech, Inc. *	1,523	22,632
Unisys Corp. *	3,107	119,806
Varian Semiconductor Equipment Associates, Inc. *	5,389	193,357
Veeco Instruments, Inc. *	1,805	59,637
VeriFone Holdings, Inc. * (a)	5,588	91,531
Verigy, Ltd. *	4,316	55,547
Volterra Semiconductor Corp. *	1,663	31,797
Western Digital Corp. *	34,000	1,501,100
Zoran Corp. *	40,352	445,890

		23,890,134

Utilities - 0.34%
Avista Corp.	22,060	476,276
Consolidated Water Company, Ltd.	1,049	14,990
EnerNOC, Inc. * (a)	1,300	39,507
ITC Holdings Corp.	3,671	191,222
Ormat Technologies, Inc. (a)	1,502	56,836
Pike Electric Corp. *	697	6,468

		785,299

TOTAL COMMON STOCKS (Cost $198,861,658)		$229,187,332

SECURITIES LENDING COLLATERAL - 11.96%

Securities Lending Collateral - 11.96%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,789,017	27,916,663

TOTAL SECURITIES LENDING COLLATERAL (Cost $27,918,211)		$27,916,663

SHORT TERM INVESTMENTS - 1.13%

Federal National Mortgage Association Discount Notes zero coupon due 02/01/2010	$285,000	$284,997
State Street Institutional Liquid Reserves Fund, 0.1272%	2,364,466	2,364,466

TOTAL SHORT TERM INVESTMENTS (Cost $2,649,463)		$2,649,463

The accompanying notes are an integral part of the financial statements.

189

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.61%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $1,422,000 on 1/1/2010, collateralized by $1,395,000 Federal Home Loan Bank, 4.375% due 09/19/2010 (valued at $1,451,219, including interest)	$1,422,000	$1,422,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,422,000)		$1,422,000

Total Investments (Smaller Company Growth Trust) (Cost $230,851,332) - 111.86%		$261,175,458
Other assets and liabilities, net - (11.86)%		(27,681,640)

TOTAL NET ASSETS - 100.00%		$233,493,818

U.S. Multi-Sector Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.27%

Basic Materials - 0.99%
Air Products & Chemicals, Inc.	6,600	$534,996
Alcoa, Inc.	23,900	385,268
Celanese Corp., Series A	9,000	288,900
Dow Chemical Company	50,500	1,395,315
Freeport-McMoRan Copper & Gold, Inc., Class B	29,700	2,384,613
International Paper Company	7,400	198,172
Lubrizol Corp.	3,800	277,210
MeadWestvaco Corp.	3,400	97,342
Nucor Corp.	7,800	363,870
Reliance Steel & Aluminum Company	2,700	116,694
Southern Copper Corp. (a)	78,400	2,580,144
The Mosaic Company	3,610	215,625
The Sherwin-Williams Company	11,700	721,305

		9,559,454
Communications - 14.66%
Akamai Technologies, Inc. *	8,800	222,904
Amazon.com, Inc. *	30,100	4,049,052
AOL, Inc. *	530	12,338
AT&T, Inc.	297,105	8,327,853
CBS Corp., Class B	21,400	300,670
CenturyTel, Inc.	17,400	630,054
Cisco Systems, Inc. *	1,064,900	25,493,706
Corning, Inc.	86,700	1,674,177
Crown Castle International Corp. *	5,700	222,528
DIRECTV, Class A *	19,001	633,683
Discovery Communications, Inc., Series A *	9,100	279,097
eBay, Inc. *	552,600	13,008,204
Equinix, Inc. *	1,000	106,150
Expedia, Inc. *	17,700	455,067
Frontier Communications Corp.	6,000	46,860
Google, Inc., Class A *	69,940	43,361,401
Juniper Networks, Inc. *	10,300	274,701
Liberty Media Corp - Starz, Series A *	810	37,382
Liberty Media Corp. - Interactive A *	21,300	230,892
McAfee, Inc. *	12,600	511,182
McGraw-Hill Companies, Inc.	6,400	214,464
MetroPCS Communications, Inc. *	7,600	57,988
Motorola, Inc. *	212,200	1,646,672
News Corp., Class A	62,300	852,887
Priceline.com, Inc. * (a)	4,110	898,035
QUALCOMM, Inc.	627,000	29,005,020
Symantec Corp. *	33,400	597,526
Time Warner Cable, Inc.	8,505	352,022
Time Warner, Inc.	5,833	169,974
Verizon Communications, Inc.	207,800	6,884,414
Viacom, Inc., Class B *	29,000	862,170
Virgin Media, Inc. (a)	18,100	304,623
Yahoo!, Inc. *	17,400	291,972

		142,015,668

Consumer, Cyclical - 9.31%
Abercrombie & Fitch Company, Class A (a)	9,600	334,560
Advance Auto Parts, Inc.	7,600	307,648
American Eagle Outfitters, Inc.	16,500	280,170
AutoNation, Inc. *	15,600	298,740
AutoZone, Inc. * (a)	7,210	1,139,685
Bed Bath & Beyond, Inc. * (a)	25,100	969,613
Best Buy Company, Inc.	30,300	1,195,638
CarMax, Inc. *	14,400	349,200
Coach, Inc.	111,600	4,076,748
Copart, Inc. *	5,100	186,813
Darden Restaurants, Inc.	6,600	231,462
Dollar Tree, Inc. *	10,800	521,640
Family Dollar Stores, Inc.	17,800	495,374
Fastenal Company (a)	6,200	258,168
Guess?, Inc.	2,200	93,060
Harley-Davidson, Inc. (a)	16,000	403,200
Home Depot, Inc.	241,600	6,989,488
International Game Technology	22,300	418,571
J.C. Penney Company, Inc.	8,000	212,880
Johnson Controls, Inc.	34,300	934,332
Kohl’s Corp. *	25,600	1,380,608
Limited Brands, Inc.	16,900	325,156
Lowe’s Companies, Inc.	80,200	1,875,878
Macy’s, Inc.	10,200	170,952
Marriott International, Inc., Class A (a)	7,251	197,590
McDonald’s Corp.	64,500	4,027,380
NIKE, Inc., Class B	2,700	178,389
Nordstrom, Inc. (a)	17,600	661,408
NVR, Inc. *	364	258,698
O’Reilly Automotive, Inc. *	14,400	548,928
Penn National Gaming, Inc. *	2,100	57,078
PetSmart, Inc.	16,000	427,040
Polo Ralph Lauren Corp., Class A	5,300	429,194
Pulte Homes, Inc. *	16,800	168,000
Ross Stores, Inc.	12,000	512,520
Sears Holdings Corp. * (a)	2,400	200,280
Staples, Inc.	17,300	425,407
Starbucks Corp. *	79,900	1,842,494
Target Corp.	16,200	783,594

The accompanying notes are an integral part of the financial statements.

190

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Multi-Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
The Gap, Inc.	36,300	$760,485
TJX Companies, Inc.	13,700	500,735
Toll Brothers, Inc. *	3,400	63,954
Urban Outfitters, Inc. *	7,900	276,421
Walgreen Company	387,800	14,240,016
Wal-Mart Stores, Inc.	742,500	39,686,625
Whirlpool Corp. (a)	3,400	274,244
Yum! Brands, Inc.	5,400	188,838

		90,158,902

Consumer, Non-cyclical - 40.16%
Abbott Laboratories	234,400	12,655,256
Allergan, Inc.	24,900	1,568,949
Altria Group, Inc.	389,100	7,638,033
AmerisourceBergen Corp.	61,400	1,600,698
Amgen, Inc. *	235,300	13,310,921
Apollo Group, Inc., Class A *	47,300	2,865,434
Archer-Daniels-Midland Company	24,800	776,488
Avon Products, Inc.	43,900	1,382,850
Biogen Idec, Inc. *	21,100	1,128,850
Boston Scientific Corp. *	15,400	138,600
Bristol-Myers Squibb Company (a)	197,100	4,976,775
C.R. Bard, Inc.	3,300	257,070
Campbell Soup Company	13,200	446,160
Cardinal Health, Inc.	31,000	999,440
Career Education Corp. * (a)	2,900	67,599
Cephalon, Inc. * (a)	5,800	361,978
Church & Dwight, Inc.	2,200	132,990
Clorox Company	19,500	1,189,500
Coca-Cola Enterprises, Inc.	44,300	939,160
Colgate-Palmolive Company	163,800	13,456,170
Covance, Inc. *	1,600	87,312
Coventry Health Care, Inc. *	21,200	514,948
DaVita, Inc. *	4,200	246,708
Dean Foods Company *	6,100	110,044
Dendreon Corp. * (a)	6,500	170,820
Edwards Lifesciences Corp. *	2,800	243,180
Eli Lilly & Company	436,200	15,576,702
Endo Pharmaceutical Holdings, Inc. *	4,900	100,499
Estee Lauder Companies, Inc., Class A	12,700	614,172
Express Scripts, Inc. *	20,000	1,729,000
Forest Laboratories, Inc. *	104,800	3,365,128
General Mills, Inc.	25,900	1,833,979
Gen-Probe, Inc. *	1,600	68,640
Gilead Sciences, Inc. *	57,800	2,501,584
Global Payments, Inc.	19,900	1,071,814
Green Mountain Coffee Roasters, Inc. * (a)	2,500	203,675
H.J. Heinz Company	10,100	431,876
Hansen Natural Corp. *	8,500	326,400
Hershey Company	18,000	644,220
Humana, Inc. *	6,800	298,452
Intuitive Surgical, Inc. *	1,660	503,511
Inverness Medical Innovations, Inc. *	4,700	195,097
Iron Mountain, Inc. *	5,300	120,628
ITT Educational Services, Inc. *	14,300	1,372,228
J.M. Smucker Company	3,700	228,475
Johnson & Johnson	723,500	46,600,635
Kellogg Company	33,400	1,776,880
Kimberly-Clark Corp.	57,100	3,637,841
King Pharmaceuticals, Inc. *	11,300	138,651
Kraft Foods, Inc., Class A	28,476	773,978
Life Technologies Corp. *	5,400	282,042
Lorillard, Inc.	6,800	545,564
Manpower, Inc.	3,100	169,198
McKesson Corp.	39,900	2,493,750
Medco Health Solutions, Inc. *	9,600	613,536
Medtronic, Inc.	190,400	8,373,792
Merck & Company, Inc.	701,263	25,624,150
Mylan, Inc. * (a)	13,500	248,805
Myriad Genetics, Inc. *	8,500	221,850
Netflix, Inc. * (a)	4,800	264,672
Omnicare, Inc.	12,300	297,414
Pepsi Bottling Group, Inc.	16,900	633,750
PepsiCo, Inc.	379,500	23,073,600
Pfizer, Inc.	2,924,494	53,196,546
Philip Morris International, Inc.	472,200	22,755,318
Procter & Gamble Company	324,400	19,668,372
Quest Diagnostics, Inc.	14,500	875,510
Ralcorp Holdings, Inc. *	2,100	125,391
ResMed, Inc. *	3,800	198,626
Strayer Education, Inc. (a)	840	178,492
Stryker Corp.	12,300	619,551
SUPERVALU, Inc.	10,779	137,001
Sysco Corp.	13,600	379,984
The Coca-Cola Company	719,000	40,983,000
The Kroger Company	12,000	246,360
The Scotts Miracle-Gro Company, Class A	1,300	51,103
Tyson Foods, Inc., Class A	15,300	187,731
UnitedHealth Group, Inc.	733,500	22,357,080
Vertex Pharmaceuticals, Inc. *	11,400	488,490
Watson Pharmaceuticals, Inc. *	4,700	186,167
WellPoint, Inc. *	148,300	8,644,407
Whole Foods Market, Inc. * (a)	9,700	266,265
Zimmer Holdings, Inc. *	52,800	3,121,008

		388,888,523

Energy - 8.34%
Anadarko Petroleum Corp.	5,200	324,584
Apache Corp.	2,660	274,432
Baker Hughes, Inc.	4,500	182,160
BJ Services Company	16,500	306,900
Cameron International Corp. *	4,600	192,280
Chesapeake Energy Corp.	11,500	297,620
Chevron Corp.	260,600	20,063,594
Cimarex Energy Company	5,300	280,741
ConocoPhillips Company	133,500	6,817,845
ENSCO International PLC, SADR	6,900	275,586
Exxon Mobil Corp.	690,700	47,098,833
FMC Technologies, Inc. *	3,500	202,440
Halliburton Company	6,900	207,621
Nabors Industries, Ltd. *	16,900	369,941
Newfield Exploration Company *	4,200	202,566
Noble Energy, Inc.	4,700	334,734
Occidental Petroleum Corp.	9,200	748,420

The accompanying notes are an integral part of the financial statements.

191

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Multi-Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Patterson-UTI Energy, Inc.	14,800	$227,180
Plains Exploration & Production Company *	4,800	132,768
Schlumberger, Ltd.	3,150	205,034
Southwestern Energy Company *	13,400	645,880
Sunoco, Inc.	12,400	323,640
Valero Energy Corp.	44,700	748,725
XTO Energy, Inc.	5,525	257,078

		80,720,602

Financial - 3.13%
Aetna, Inc.	3,100	98,270
Affiliated Managers Group, Inc. *	1,200	80,820
AFLAC, Inc.	8,000	370,000
Allstate Corp.	40,500	1,216,620
American Express Company	38,000	1,539,760
Ameriprise Financial, Inc.	2,400	93,168
Aon Corp.	2,300	88,182
Assurant, Inc.	7,400	218,152
Bank of America Corp.	108,700	1,637,022
BB&T Corp. (a)	20,100	509,937
BlackRock, Inc., Class A	2,620	608,364
Brown & Brown, Inc.	13,800	247,986
Capital One Financial Corp.	8,600	329,724
Chubb Corp.	21,200	1,042,616
CIGNA Corp.	27,700	976,979
CME Group, Inc.	1,920	645,024
CNA Financial Corp. * (a)	8,500	204,000
Comerica, Inc.	8,200	242,474
Discover Financial Services	6,000	88,260
Fidelity National Financial, Inc., Class A	21,400	288,044
Fidelity National Information Services, Inc.	15,300	358,632
First American Corp.	5,300	175,483
First Horizon National Corp. * (a)	6,493	87,003
Franklin Resources, Inc.	10,690	1,126,192
Goldman Sachs Group, Inc.	45,860	7,743,002
Hartford Financial Services Group, Inc.	11,900	276,794
HCC Insurance Holdings, Inc.	8,700	243,339
IntercontinentalExchange, Inc. *	3,500	393,050
Invesco, Ltd.	7,700	180,873
JPMorgan Chase & Company	11,100	462,537
Markel Corp. *	720	244,800
MetLife, Inc.	16,800	593,880
Morgan Stanley	48,200	1,426,720
NYSE Euronext	6,000	151,800
Old Republic International Corp.	14,325	143,823
People’s United Financial, Inc.	12,900	215,430
Progressive Corp.	15,200	273,448
Prudential Financial, Inc.	6,500	323,440
SEI Investments Company	16,500	289,080
State Street Corp.	10,600	461,524
T. Rowe Price Group, Inc.	1,900	101,175
TD Ameritrade Holding Corp.	4,400	85,272
The Travelers Companies, Inc.	59,800	2,981,628
Torchmark Corp.	7,400	325,230
U.S. Bancorp	11,000	247,610
Unum Group	12,300	240,096
W.R. Berkley Corp.	12,700	312,928
Wells Fargo & Company	12,400	334,676

		30,324,867

Industrial - 2.44%
3M Company	84,700	7,002,149
Amphenol Corp., Class A	3,200	147,776
Arrow Electronics, Inc. *	5,700	168,777
Avnet, Inc. *	7,100	214,136
C.H. Robinson Worldwide, Inc.	6,500	381,745
Caterpillar, Inc.	15,400	877,646
CSX Corp.	1,900	92,131
Cummins, Inc.	5,800	265,988
Danaher Corp.	3,200	240,640
Deere & Company	3,900	210,951
Energizer Holdings, Inc. *	5,900	361,552
FedEx Corp.	1,100	91,795
FLIR Systems, Inc. *	3,600	117,792
Flowserve Corp.	1,580	149,357
General Dynamics Corp.	53,100	3,619,827
General Electric Company	150,200	2,272,526
Goodrich Corp.	6,100	391,925
Joy Global, Inc.	3,200	165,088
Martin Marietta Materials, Inc. (a)	1,800	160,938
Masco Corp.	7,400	102,194
Parker-Hannifin Corp.	3,900	210,132
Rockwell Collins, Inc.	1,800	99,648
Textron, Inc.	11,900	223,839
United Parcel Service, Inc., Class B	21,100	1,210,507
United Technologies Corp.	60,800	4,220,128
URS Corp. *	6,200	276,024
Vulcan Materials Company (a)	3,800	200,146
W.W. Grainger, Inc.	1,300	125,879

		23,601,236

Technology - 16.94%
Adobe Systems, Inc. *	2,900	106,662
Affiliated Computer Services, Inc., Class A *	5,500	328,295
Agilent Technologies, Inc. *	3,200	99,424
Analog Devices, Inc.	6,000	189,480
Apple, Inc. *	91,640	19,323,211
Automatic Data Processing, Inc.	2,100	89,922
BMC Software, Inc. *	6,700	268,670
Broadcom Corp., Class A *	34,600	1,088,170
Brocade Communications Systems, Inc. *	12,200	93,086
Cerner Corp. * (a)	7,500	618,300
Citrix Systems, Inc. *	15,700	653,277
Cognizant Technology Solutions Corp., Class A *	36,600	1,657,980
Computer Sciences Corp. *	5,100	293,403
Cree, Inc. *	6,600	372,042
Dell, Inc. *	141,500	2,031,940
Dun & Bradstreet Corp.	1,700	143,429
EMC Corp. *	52,300	913,681
FactSet Research Systems, Inc. (a)	1,300	85,631
Fiserv, Inc. *	6,600	319,968
Hewlett-Packard Company	58,500	3,013,335
Intel Corp.	20,000	408,000

The accompanying notes are an integral part of the financial statements.

192

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Multi-Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
International Business Machines Corp.	103,660	$13,569,094
Intuit, Inc. *	9,600	294,816
L-3 Communications Holdings, Inc.	4,400	382,580
Micron Technology, Inc. *	24,100	254,496
Microsoft Corp.	1,790,300	54,586,247
NetApp, Inc. *	9,700	333,583
NVIDIA Corp. * (a)	50,800	948,944
Oracle Corp.	2,321,200	56,962,248
Red Hat, Inc. *	10,600	327,540
Salesforce.com, Inc. *	2,900	213,933
SanDisk Corp. *	19,800	574,002
Teradata Corp. *	6,100	191,723
Texas Instruments, Inc.	72,100	1,878,926
VMware, Inc., Class A * (a)	5,200	220,376
Western Digital Corp. *	27,900	1,231,785

		164,068,199

Utilities - 0.30%
AES Corp. *	18,700	248,897
Aqua America, Inc.	8,200	143,582
CMS Energy Corp.	12,500	195,750
Consolidated Edison, Inc.	16,200	735,966
FPL Group, Inc.	5,000	264,100
PG&E Corp.	20,100	897,465
Pinnacle West Capital Corp.	5,100	186,558
Progress Energy, Inc.	3,400	139,434
Southern Company	2,900	96,628

		2,908,380

TOTAL COMMON STOCKS (Cost $830,698,826)		$932,245,831

SECURITIES LENDING COLLATERAL- 1.58%

Securities Lending Collateral - 1.58%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,527,382	15,288,334

TOTAL SECURITIES LENDING COLLATERAL (Cost $15,289,217)		$15,288,334

SHORT TERM INVESTMENTS - 1.53%
U.S. Treasury Bills 0.01% due 03/18/2010	$14,800,000	$14,798,488

TOTAL SHORT TERM INVESTMENTS (Cost $14,798,488)		$14,798,488

REPURCHASE AGREEMENTS - 1.88%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $18,274,000 on 01/04/2010, collateralized by $17,180,000 Federal Home Loan Mortgage Corp., 4.375% due 07/21/2015 (valued at $18,640,300, including interest)	$18,274,000	$18,274,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,274,000)		$18,274,000

Total Investments (U.S. Multi-Sector Trust) (Cost $879,060,531) - 101.26%		$980,606,653
Other assets and liabilities, net - (1.26)%		(12,225,572)

TOTAL NET ASSETS - 100.00%		$968,381,081

Utilities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 89.04%

Communications - 28.11%
America Movil SAB de CV, Series L, ADR	23,180	$1,088,996
American Tower Corp., Class A *	32,900	1,421,609
AT&T, Inc.	146,810	4,115,084
Cablevision Systems Corp., Class A	3,300	85,206
Cellcom Israel, Ltd.	134,530	4,313,032
CenturyTel, Inc. (a)	76,600	2,773,686
China Unicom, Ltd., ADR (a)	39,000	511,290
Comcast Corp., Class A	188,600	3,019,486
Crown Castle International Corp. *	6,300	245,952
DIRECTV, Class A *	16,400	546,940
Frontier Communications Corp.	87,400	682,594
Hellenic Telecommunications Organization SA	17,000	248,905
Koninklijke KPN NV	133,890	2,271,005
Liberty Global, Inc., Class A *	7,700	168,707
Mobile Telesystems, SADR	19,810	968,511
MTN Group, Ltd.	89,160	1,418,479
NII Holdings, Inc. *	22,970	771,333
Partner Communications Company, Ltd., ADR (a)	55,200	1,123,320
Philippine Long Distance Telephone Company, SADR	13,000	736,710
Philippine Long Distance Telephone Company	5,850	331,254
Rogers Communications, Inc., Class B	44,450	1,389,368
Singapore Telecommunications, Ltd.	268,000	590,182
Telefonica SA	51,770	1,442,910
Tim Participacoes SA	3,000	89,130
Time Warner Cable, Inc.	77,100	3,191,169
Vimpel-Communications, SADR	34,800	646,932
Virgin Media, Inc. (a)	262,000	4,409,460
Vivo Participacoes SA (a)	69,475	2,153,725
Vodafone Group PLC	1,873,860	4,339,299
Windstream Corp.	224,588	2,468,222

		47,562,496

The accompanying notes are an integral part of the financial statements.

193

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical - 0.05%
Walt Disney Company	2,500	$80,625

Energy - 13.33%
Apache Corp.	3,400	350,778
China Longyuan Power Group Corp. *	662,000	857,234
Covanta Holding Corp. *	16,500	298,485
El Paso Corp.	375,580	3,691,951
EQT Corp.	123,760	5,435,539
Questar Corp.	139,451	5,796,978
Southern Union Company	7,700	174,790
Spectra Energy Corp.	15,550	318,931
Weatherford International, Ltd. *	42,200	755,802
Williams Companies, Inc.	231,051	4,870,555

		22,551,043

Utilities - 47.55%
AES Corp. *	345,250	4,595,278
Allegheny Energy, Inc.	86,830	2,038,768
Alliant Energy Corp.	16,600	502,316
American Electric Power Company, Inc.	107,350	3,734,707
American Water Works Company, Inc.	39,090	876,007
Calpine Corp. *	92,100	1,013,100
CenterPoint Energy, Inc.	39,940	579,529
CEZ AS	72,181	3,386,052
Cia Paranaense de Energia (a)	25,500	546,975
CMS Energy Corp. (a)	365,000	5,715,900
Companhia de Saneamento de Minas Gerais *	63,400	1,204,685
Consolidated Edison, Inc.	8,950	406,599
Constellation Energy Group, Inc.	81,271	2,858,301
CPFL Energia SA, ADR (a)	1,400	86,492
CPFL Energia SA	16,500	337,875
Dominion Resources, Inc.	60,100	2,339,092
DPL, Inc.	107,130	2,956,788
DTE Energy Company	12,900	562,311
E.ON AG	76,205	3,181,381
EDP - Energias do Brasil SA	30,150	577,435
Electricite de France	1,400	83,308
Enagas	57,391	1,270,206
Entergy Corp.	13,400	1,096,656
FirstEnergy Corp.	56,800	2,638,360
GDF Suez	59,492	2,580,986
National Grid PLC	188,800	2,063,791
NiSource, Inc.	67,300	1,035,074
Northeast Utilities	90,270	2,328,063
NRG Energy, Inc. * (a)	156,752	3,700,915
OGE Energy Corp.	55,600	2,051,084
ONEOK, Inc.	9,600	427,872
PG&E Corp.	48,600	2,169,990
PPL Corp.	140,000	4,523,400
Public Service Enterprise Group, Inc.	108,490	3,607,293
Red Electrica De Espana	56,501	3,131,393
RWE AG	6,100	592,783
Sempra Energy	105,660	5,914,847
Suez Environnement SA	7,000	161,712
Tractebel Energia SA	126,700	1,553,231
Wisconsin Energy Corp.	40,400	$2,013,132

		80,443,687

TOTAL COMMON STOCKS (Cost $140,896,213)		$150,637,851

PREFERRED STOCKS - 5.40%

Energy - 0.81%
El Paso Corp., 4.99%	1,510	1,364,663
Utilities - 4.59%
AES Tiete SA	152,736	1,751,348
Companhia Paranaense de Energia, Class B	16,900	361,771
Eletropaulo Metropolitana SA, Class B	139,400	2,743,176
FPL Group, Inc., 8.375%	40,000	2,086,000
Great Plains Energy, Inc., 12.00%	12,410	819,060

		7,761,355

TOTAL PREFERRED STOCKS (Cost $8,003,684)		$9,126,018

CORPORATE BONDS - 1.02%
Communications - 0.40%
CSC Holdings, Inc.8.625% due 02/15/2019 (h)	275,000	295,969
Virgin Media Finance PLC 8.375% due 10/15/2019	130,000	133,738
Virgin Media Finance PLC, Series 1 9.50% due 08/15/2016	230,000	246,962

		676,669

Energy - 0.62%

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.25% due 12/15/2017 (h)	60,000	60,000
8.50% due 12/15/2019 (h)	60,000	61,200
Covanta Holding Corp.
3.25% due 06/01/2014 (h)	809,130	932,522

		1,053,722

TOTAL CORPORATE BONDS (Cost $1,539,021)		$1,730,391

CONVERTIBLE BONDS - 0.34%
Communications - 0.34%
Virgin Media, Inc.
6.50% due 11/15/2016 (h)	488,000	578,280

TOTAL CONVERTIBLE BONDS (Cost $281,795)		$578,280

SECURITIES LENDING COLLATERAL - 11.12%

Securities Lending Collateral - 11.12%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,879,583	18,813,683

TOTAL SECURITIES LENDING COLLATERAL (Cost $18,814,938)		$18,813,683

The accompanying notes are an integral part of the financial statements.

194

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 5.22%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $8,837,000 on 01/04/2010, collateralized by $9,040,000 Federal Home Loan Mortgage Corp., 2.00% due 12/29/2012 (valued at $9,017,400, including interest)	$8,837,000	$8,837,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,837,000)		$8,837,000

Total Investments (Utilities Trust) (Cost $178,372,651) - 112.14%		$189,723,223
Other assets and liabilities, net - (12.14)%		(20,546,376)

TOTAL NET ASSETS - 100.00%		$169,176,847

Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.44%
Basic Materials - 4.41%
PPG Industries, Inc. (a)	62,500	$3,658,750
Valspar Corp.	256,240	6,954,354

		10,613,104

Consumer, Cyclical - 7.15%
Darden Restaurants, Inc.	62,000	2,174,340
Harley-Davidson, Inc. (a)	208,668	5,258,434
Lear Corp. *	70,300	4,755,092
Newell Rubbermaid, Inc.	334,140	5,015,441

		17,203,307

Consumer, Non-cyclical - 20.01%
Avery Dennison Corp.	245,800	8,969,242
Beckman Coulter, Inc.	132,630	8,679,307
Brookdale Senior Living, Inc. *	410,900	7,474,271
ConAgra Foods, Inc.	247,820	5,712,251
Estee Lauder Companies, Inc., Class A	83,490	4,037,577
Healthsouth Corp. * (a)	260,644	4,892,288
Henry Schein, Inc. *	47,000	2,472,200
Sysco Corp.	210,800	5,889,752

		48,126,888

Energy - 7.08%
El Paso Corp.	568,470	5,588,060
Hess Corp.	21,380	1,293,490
Pioneer Natural Resources Company	94,800	4,566,516
Smith International, Inc. (a)	205,300	5,578,001

		17,026,067

Financial - 23.33%
ACE, Ltd. *	134,243	6,765,847
Aspen Insurance Holdings, Ltd.	80,156	2,039,970
BB&T Corp. (a)	187,017	4,744,621
Charles Schwab Corp.	274,500	5,166,090
Comerica, Inc.	128,400	3,796,788
Fidelity National Information Services, Inc.	332,100	7,784,424
Invesco, Ltd.	101,322	2,380,054
Marsh & McLennan Companies, Inc.	255,111	5,632,851
Northern Trust Corp.	124,539	6,525,844
Washington Federal, Inc.	144,419	2,793,063
Weingarten Realty Investors, REIT (a)	98,700	1,953,273
Willis Group Holdings, Ltd.	247,100	6,518,498

		56,101,323

Industrial - 21.35%
Flextronics International, Ltd. *	711,731	5,202,754
Goodrich Corp.	144,790	9,302,757
Lennox International, Inc.	126,900	4,954,176
Pentair, Inc.	307,360	9,927,728
Snap-on, Inc.	184,000	7,775,840
Sonoco Products Company	176,800	5,171,400
Zebra Technologies Corp., Class A *	317,400	9,001,464

		51,336,119

Technology - 6.13%
Agilent Technologies, Inc. *	168,600	5,238,402
Diebold, Inc.	238,170	6,775,937
Teradata Corp. *	86,600	2,721,838

		14,736,177
Utilities - 6.98%
Edison International	159,700	5,554,366
Great Plains Energy, Inc.	264,000	5,118,960
Wisconsin Energy Corp.	122,970	6,127,595

		16,800,921

TOTAL COMMON STOCKS (Cost $213,042,181)		$231,943,906

SECURITIES LENDING COLLATERAL - 7.71%
Securities Lending Collateral - 7.71%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,851,465	18,532,241

TOTAL SECURITIES LENDING COLLATERAL (Cost $18,533,067)		$18,532,241

REPURCHASE AGREEMENTS - 3.47%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at0.00% to be repurchased at $8,342,000 on 01/04/2010, collateralized by $8,180,000 Federal Home Loan Bank, 4.375% due 09/18/2010 (valued at $8,509,654, including interest)	$8,342,000	$8,342,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,342,000)		$8,342,000

Total Investments (Value Trust) (Cost $239,917,248) - 107.62%		$258,818,147
Other assets and liabilities, net - (7.62)%		(18,322,597)

TOTAL NET ASSETS - 100.00%		$240,495,550

The accompanying notes are an integral part of the financial statements.

195

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Value & Restructuring Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.01%

Basic Materials - 12.95%
Celanese Corp., Series A	208,850	$6,704,085
Freeport-McMoRan Copper & Gold, Inc., Class B *	74,600	5,989,634
Grupo Mexico SAB de CV, Series B	2,317,000	5,288,612
Lanxess AG (a)	81,850	3,080,989
PPG Industries, Inc. (a)	52,900	3,096,766
Schnitzer Steel Industries, Inc.	53,650	2,559,105
Southern Copper Corp. (a)	223,200	7,345,512
Vale SA	154,400	4,482,232

		38,546,935

Communications - 9.23%
America Movil SAB de CV, Series L, ADR	227,500	10,687,950
CommScope, Inc. *	123,700	3,281,761
Harris Corp.	223,050	10,606,028
Nokia Oyj, SADR (a)	94,000	1,207,900
Windstream Corp.	153,900	1,691,361

		27,475,000

Consumer, Cyclical - 4.19%
Copa Holdings SA, Class A	81,500	4,439,305
Dollar General Corp. *	27,084	607,494
Newell Rubbermaid, Inc.	157,250	2,360,323
TJX Companies, Inc.	138,800	5,073,140

		12,480,262

Consumer, Non-cyclical - 13.61%
AerCap Holdings NV * (a)	223,000	2,020,380
AmerisourceBergen Corp.	207,250	5,403,007
Avon Products, Inc.	149,550	4,710,825
Baxter International, Inc.	78,800	4,623,984
Bristol-Myers Squibb Company (a)	196,400	4,959,100
Dean Foods Company *	134,540	2,427,102
Dole Food Company, Inc. * (a)	89,964	1,116,453
Lorillard, Inc.	158,300	12,700,409
RSC Holdings, Inc. * (a)	177,200	1,247,488
Talecris Biotherapeutics Holdings Corp. *	59,000	1,313,930

		40,522,678

Energy - 24.11%
Alpha Natural Resources, Inc. *	247,350	10,730,043
Anadarko Petroleum Corp.	99,050	6,182,701
Cloud Peak Energy, Inc. *	47,667	694,032
ConocoPhillips Company	124,450	6,355,661
CONSOL Energy, Inc.	190,450	9,484,410
Devon Energy Corp.	99,900	7,342,650
El Paso Corp.	175,900	1,729,097
Murphy Oil Corp.	43,200	2,341,440
Noble Energy, Inc.	83,200	5,925,504
PetroHawk Energy Corp. *	164,250	3,940,358
Petroleo Brasileiro SA, ADR (a)	307,850	14,678,288
Rosetta Resources, Inc. * (h)	76,885	1,532,318
W&T Offshore, Inc. (a)	74,150	867,555

		71,804,057

Financial - 15.71%
ACE, Ltd. *	153,400	7,731,360
Apollo Investment Corp.	175,582	1,673,296
Banco Santander Central Hispano SA, SADR (a)	104,478	1,717,618
DiamondRock Hospitality Company, REIT *	201,800	$1,709,246
Goldman Sachs Group, Inc.	34,725	5,862,969
Host Hotels & Resorts, Inc., REIT *	110,131	1,285,229
Invesco, Ltd.	243,500	5,719,815
JPMorgan Chase & Company	119,450	4,977,482
Loews Corp.	95,800	3,482,330
MetLife, Inc.	111,100	3,927,385
Morgan Stanley	151,550	4,485,880
PNC Financial Services Group, Inc.	79,500	4,196,805
Vintage Wine Trust, Inc. * (h)	82,385	16,477

		46,785,892

Industrial - 14.15%
Aecom Technology Corp. *	85,950	2,363,625
AGCO Corp. *	147,500	4,770,150
Black & Decker Corp. (a)	93,400	6,055,122
Eaton Corp.	91,100	5,795,782
Ryder Systems, Inc.	72,525	2,985,854
Tyco International, Ltd.	128,000	4,567,040
Union Pacific Corp. (a)	154,600	9,878,940
United Technologies Corp.	82,200	5,705,502

		42,122,015

Technology - 2.95%
International Business Machines Corp.	67,100	8,783,390

Utilities - 1.11%
Enel SpA	306,008	1,776,961
Entergy Corp.	18,800	1,538,592

		3,315,553

TOTAL COMMON STOCKS (Cost $273,672,586)		$291,835,782

PREFERRED STOCKS - 0.41%
Financial - 0.41%
Citigroup, Inc., 7.50%	6,280	655,255
Wells Fargo & Company, Series L, 7.50%	615	564,570

		1,219,825

TOTAL PREFERRED STOCKS (Cost $1,005,341)		$1,219,825

CORPORATE BONDS - 0.87%

Consumer, Cyclical - 0.87%
Ford Motor Company 4.25% due 11/15/2016	2,060,000	2,582,725

TOTAL CORPORATE BONDS (Cost $2,113,889)		$2,582,725

SECURITIES LENDING COLLATERAL - 12.75%

Securities Lending Collateral - 12.75%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	3,794,147	37,977,516

TOTAL SECURITIES LENDING COLLATERAL (Cost $37,979,432)		$37,977,516

The accompanying notes are an integral part of the financial statements.

196

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.56%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $1,668,000 on 01/04/2010, collateralized by $1,630,000 Federal Home Loan Mortgage Corp., 5.68% due 09/16/2017 (valued at $1,703,350, including interest)	$1,668,000	$1,668,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,668,000)		$1,668,000

Total Investments (Value & Restructuring Trust) (Cost $316,439,248) - 112.60%		$335,283,848
Other assets and liabilities, net - (12.60)%		(37,507,022)

TOTAL NET ASSETS - 100.00%		$297,776,826

Vista Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.83%

Basic Materials - 6.74%
AK Steel Holding Corp.	55,422	$1,183,260
Celanese Corp., Series A	47,300	1,518,330
CF Industries Holdings, Inc.	7,100	644,538
Cliffs Natural Resources, Inc.	22,100	1,018,589
	22,593	721,394
Companhia Siderurgica Nacional SA, SADR (a) Freeport-McMoRan Copper & Gold, Inc.,
Class B *	33,600	2,697,744
MeadWestvaco Corp.	44,700	1,279,761

		9,063,616

Communications - 10.84%
American Tower Corp., Class A *	32,200	1,391,362
Atheros Communications, Inc. * (a)	35,200	1,205,248
CommScope, Inc. *	33,500	888,755
Ctrip.com International, Ltd., ADR *	18,900	1,358,154
Equinix, Inc. * (a)	25,300	2,685,595
Expedia, Inc. *	27,900	717,309
Mercadolibre, Inc. *	13,140	681,572
Priceline.com, Inc. *	6,100	1,332,850
SBA Communications Corp. *	126,224	4,311,812

		14,572,657

Consumer, Cyclical - 17.63%
Autoliv, Inc.	29,900	1,296,464
Bally Technologies, Inc. *	22,300	920,767
Bed Bath & Beyond, Inc. * (a)	17,200	664,436
Chico’s FAS, Inc. *	126,900	1,782,945
Coach, Inc.	32,100	1,172,613
Dollar Tree, Inc. *	28,300	1,366,890
Harman International Industries, Inc.	19,300	680,904
International Game Technology (a)	48,600	912,222
J. Crew Group, Inc. * (a)	22,800	1,020,072
Jones Apparel Group, Inc.	60,400	970,024
KB Home (a)	72,700	994,536
Las Vegas Sands Corp. * (a)	75,900	1,133,946
Macy’s, Inc.	39,100	655,316
Nordstrom, Inc. (a)	30,100	1,131,158
NVR, Inc. *	2,000	1,421,420
Phillips-Van Heusen Corp.	31,400	1,277,352
Ross Stores, Inc.	14,524	620,320
Starwood Hotels & Resorts Worldwide, Inc.	45,800	1,674,906
Tiffany & Company (a)	15,700	675,100
TJX Companies, Inc.	17,500	639,625
Williams-Sonoma, Inc.	60,700	1,261,346
WMS Industries, Inc. *	20,300	812,000
Wynn Resorts, Ltd. (a)	10,500	611,415

		23,695,777

Consumer, Non-cyclical - 10.82%
Alexion Pharmaceuticals, Inc. *	28,300	1,381,606
Avis Budget Group, Inc. * (a)	50,800	666,496
Avon Products, Inc.	32,000	1,008,000
Express Scripts, Inc. *	31,100	2,688,595
Green Mountain Coffee Roasters, Inc. * (a)	8,600	700,642
Health Management Associates, Inc., Class A *	91,300	663,751
Life Technologies Corp. *	58,400	3,050,232
Medco Health Solutions, Inc. *	42,000	2,684,220
Tenet Healthcare Corp. *	129,500	698,005
Tupperware Brands Corp.	21,500	1,001,255

		14,542,802

Energy - 10.69%
Alpha Natural Resources, Inc. *	23,200	1,006,416
Atwood Oceanics, Inc. *	48,000	1,720,800
Brigham Exploration Company *	80,900	1,096,195
Cameron International Corp. *	43,000	1,797,400
Continental Resources, Inc. * (a)	32,400	1,389,636
Oceaneering International, Inc. *	11,200	655,424
PetroHawk Energy Corp. *	102,407	2,456,744
Walter Energy, Inc.	34,600	2,605,726
Whiting Petroleum Corp. *	23,000	1,643,350

		14,371,691

Financial - 10.57%
AmeriCredit Corp. * (a)	34,400	654,976
Discover Financial Services	89,400	1,315,074
E-House China Holdings, Ltd. * (a)	33,300	603,396
Fifth Third Bancorp	68,200	664,950
Franklin Resources, Inc.	8,900	937,615
IntercontinentalExchange, Inc. *	6,200	696,260
Janus Capital Group, Inc.	94,300	1,268,335
Jefferies Group, Inc. * (a)	99,200	2,354,016
Lazard, Ltd., Class A	73,900	2,805,983
Legg Mason, Inc. (a)	34,700	1,046,552
Morgan Stanley	40,200	1,189,920
Waddell & Reed Financial, Inc., Class A	21,900	668,826

		14,205,903

Industrial - 12.50%
Aecom Technology Corp. *	36,850	1,013,375
BE Aerospace, Inc. *	49,300	1,158,550
Bucyrus International, Inc., Class A	50,800	2,863,596
Chicago Bridge & Iron Company N.V. *	52,400	1,059,528

The accompanying notes are an integral part of the financial statements.

197

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Crown Holdings, Inc. *	49,400	$1,263,652
FedEx Corp.	24,100	2,011,145
Flowserve Corp.	6,500	614,445
Goodrich Corp.	5,300	340,525
Ingersoll-Rand PLC (a)	44,600	1,594,004
Joy Global, Inc.	17,700	913,143
Kansas City Southern * (a)	35,500	1,181,795
Molex, Inc.	50,400	1,086,120
Precision Castparts Corp.	6,300	695,205
Stanley Works	6,500	334,815
Waters Corp. *	11,000	681,560

		16,811,458

Technology - 18.04%
Agilent Technologies, Inc. *	54,800	1,702,636
Allscripts-Misys Healthcare Solutions, Inc. *	51,600	1,043,868
Altera Corp.	47,700	1,079,451
Analog Devices, Inc.	54,600	1,724,268
ASML Holding NV	78,300	2,669,247
Cerner Corp. * (a)	15,500	1,277,820
Cognizant Technology Solutions Corp., Class A *	37,400	1,694,220
KLA-Tencor Corp. (a)	28,300	1,023,328
Marvell Technology Group, Ltd. *	100,100	2,077,075
NVIDIA Corp. * (a)	50,000	934,000
PMC-Sierra, Inc. *	115,300	998,498
Rovi Corp. *	33,100	1,054,897
Seagate Technology	95,800	1,742,602
Silicon Laboratories, Inc. *	13,900	671,926
Teradyne, Inc. * (a)	190,900	2,048,357
Veeco Instruments, Inc. *	22,600	746,704
Western Digital Corp. *	39,900	1,761,585

		24,250,482

TOTAL COMMON STOCKS (Cost $108,320,933)		$131,514,386

SECURITIES LENDING COLLATERAL - 15.96%

Securities Lending Collateral - 15.96%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,143,647	21,456,839

TOTAL SECURITIES LENDING COLLATERAL (Cost $21,457,982)		$21,456,839

REPURCHASE AGREEMENTS - 3.47%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $4,665,000 on 01/04/2010, collateralized by $4,390,000 Federal Home Loan Mortgage Corp., 4.375% due 07/22/2015 (valued at $4,763,150, including interest)	$4,665,000	$4,665,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,665,000)		$4,665,000

Total Investments (Vista Trust) (Cost $134,443,915) - 117.26%		$157,636,225
Other assets and liabilities, net - (17.26)%		(23,204,108)

TOTAL NET ASSETS - 100.00%		$134,432,117

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- Euro
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

198

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBA	- Small Business Administration
SBI	- Shares of Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and/or is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on December 31, 2009.

(f)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

(g)	Variable Rate Preferred

(h)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)	The subadviser is an affiliate of the adviser and the fund.

(j)	The Underlying Fund’s subadviser is shown parenthetically.

(k)	Delisted

(l)	All or a portion of this position represents unfunded loan commitment.

**	Purchased on a forward commitment basis.

***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on written options and open financial futures.

The accompanying notes are an integral part of the financial statements.

199

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 (showing percentage of total net assets)

Active Bond Trust
		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 3.07%

U.S. Treasury Bonds - 0.18%
4.50% due 08/15/2039		$3,335,000	$3,259,442

U.S. Treasury Notes - 2.89%
1.375% due 10/15/2012		28,920,000	28,757,325
2.125% due 11/30/2014		2,085,000	2,035,648
2.375% due 10/31/2014		1,145,000	1,132,566
3.375% due 11/15/2019		20,640,000	19,853,203

			51,778,742

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $52,451,378)			$55,038,184

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.00%

Federal Home Loan Bank - 0.14%
5.375% due 05/18/2016		2,355,000	2,603,398

Federal Home Loan Mortgage Corp. - 0.90%
4.50% due 09/01/2023		4,302,625	4,430,695
5.00% due 07/01/2035		2,473,174	2,542,056
5.699% due 04/01/2037		2,729,992	2,862,351
5.841% due 03/01/2037 (b)		5,965,877	6,265,030

			16,100,132

Federal National Mortgage

Association - 16.39%
1.875% due 10/29/2012		3,610,000	3,588,282
3.00% due 10/29/2014		2,210,000	2,192,853
3.386% due 08/01/2034 (b)		2,314,830	2,401,115
4.00% due 06/01/2024 to 07/01/2024		34,933,013	35,207,294
4.127% due 07/01/2033 (b)		98,462	102,394
4.893% due 12/01/2038 (b)		2,693,453	2,804,402
5.00% due 05/01/2018 to 05/01/2038		92,684,653	95,593,523
5.23% due 12/01/2038 (b)		1,911,397	2,003,775
5.311% due 12/01/2038 (b)		3,655,335	3,830,455
5.50% due 02/01/2018 to 07/01/2037		78,938,134	82,984,648
6.00% due 05/01/2035 to 02/01/2036		53,534,759	57,102,448
6.50% due 02/01/2036		2,726,882	2,931,186
7.00% due 09/01/2010 to 10/25/2041		2,183,118	2,350,517
7.50% due 09/01/2029 to 08/01/2031		185,996	204,541

			293,297,433

Government National Mortgage

Association - 0.57%
5.00% due 04/15/2035		3,657,649	3,789,096
5.50% due 03/15/2035		3,911,935	4,131,064
6.00% due 03/15/2033 to 06/15/2033		1,575,570	1,688,682
6.50% due 09/15/2028 to 08/15/2031		318,278	342,537
7.00% due 04/15/2029		108,357	118,625
8.00% due 10/15/2026 to 05/15/2029		129,116	142,713

			10,212,717

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $308,898,151)			$322,213,680

FOREIGN GOVERNMENT OBLIGATIONS - 0.74%

Argentina - 0.12%
Republic of Argentina
0.63% due 12/31/2038 (b)	ARS	8,797,621	891,572
1.18% due 12/15/2035 (b)		19,532,033	237,017
5.83% due 12/31/2033 (b)		3,617,497	1,059,825

			2,188,414
Canada - 0.02%
Government of Canada
5.50% due 06/01/2010	CAD	270,000	$263,577

Colombia - 0.08%
Republic of Colombia
10.00% due 01/23/2012		$1,005,000	1,155,750
11.75% due 03/01/2010	COP	402,000,000	198,721

			1,354,471

Germany - 0.18%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	1,275,000	1,908,034
6.25% due 01/04/2030		725,000	1,326,811

			3,234,845

Japan - 0.12%
Government of Japan
1.50% due 09/20/2014	JPY	68,650,000	772,660
1.80% due 03/22/2010		132,350,000	1,426,121

			2,198,781

Mexico - 0.10%
Government of Mexico
8.00% due 12/07/2023	MXN	11,861,100	875,302
8.00% due 12/19/2013		8,332,200	655,519
9.875% due 02/01/2010		$290,000	292,175

			1,822,996

Panama - 0.04%
Republic of Panama
8.875% due 09/30/2027		344,000	447,200
9.375% due 04/01/2029		130,000	172,900

			620,100

Peru - 0.01%
Republic of Peru
9.875% due 02/06/2015		148,000	187,220

Philippines - 0.01%
Republic of Philippines
9.125% due 02/22/2010 (f)	EUR	148,000	214,287

Sweden - 0.02%
Kingdom of Sweden
5.25% due 03/15/2011	SEK	1,720,000	254,171

Ukraine - 0.02%
Republic of Ukraine
7.65% due 06/11/2013		$500,000	426,250

United Kingdom - 0.02%
Government of United Kingdom
6.00% due 12/07/2028	GBP	85,000	165,059
8.00% due 12/07/2015		125,000	254,126

			419,185

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,668,229)			$13,184,297

CORPORATE BONDS - 53.94%

Basic Materials - 1.89%
Alcan, Inc.
5.00% due 06/01/2015		$339,000	348,036

The accompanying notes are an integral part of the financial statements.

1

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Alcoa, Inc. 5.72% due 02/23/2019		$560,000	$541,425
Allegheny Technologies, Inc. 9.375% due 06/01/2019		1,145,000	1,317,956
American Pacific Corp. 9.00% due 02/01/2015		1,655,000	1,553,631
Arcelormittal
6.125% due 06/01/2018		530,000	546,873
9.85% due 06/01/2019		2,245,000	2,903,687
CII Carbon LLC 11.125% due 11/15/2015 (f)		1,595,000	1,604,969
Corporacion Nacional del Cobre 5.50% due 10/15/2013 (f)		481,000	526,779
Ecolab, Inc. 4.875% due 02/15/2015		1,180,000	1,245,145
Gerdau Holdings, Inc. 7.00% due 01/20/2020 (f)		1,105,000	1,135,388
Incitec Pivot Finance LLC 6.00% due 12/10/2019 (f)		1,165,000	1,152,688
Inco, Ltd. 5.70% due 10/15/2015		2,725,000	2,745,473
International Paper Company
7.95% due 06/15/2018		3,760,000	4,336,822
9.375% due 05/15/2019		1,435,000	1,763,860
JohnsonDiversey, Inc. 8.25% due 11/15/2019 (f)		485,000	491,063
Mosaic Company 7.625% due 12/01/2016 (f)		1,355,000	1,481,064
PE Paper Escrow GmbH 12.00% due 08/01/2014 (f)		335,000	370,175
Rio Tinto Alcan, Inc. 6.125% due 12/15/2033		1,565,000	1,591,614
Rio Tinto Finance USA, Ltd. 8.95% due 05/01/2014		985,000	1,180,326
RPM International, Inc. 6.50% due 02/15/2018		1,115,000	1,140,246
Sterling Chemicals, Inc. 10.25% due 04/01/2015		1,095,000	1,045,725
Teck Resources, Ltd. 10.75% due 05/15/2019		805,000	961,975
Vale Overseas, Ltd. 6.875% due 11/10/2039		1,135,000	1,142,632
Vedanta Resources PLC 8.75% due 01/15/2014 (f)		1,220,000	1,247,450
Verso Paper, Inc., Series B 9.125% due 08/01/2014		1,530,000	1,461,150

			33,836,152

Communications - 5.50%
America Movil SAB de CV 5.75% due 01/15/2015		1,340,000	1,413,764
American Tower Corp. 4.625% due 04/01/2015 (f)		1,145,000	1,158,116
AT&T Wireless Services, Inc. 8.75% due 03/01/2031		471,000	608,678
Axtel SAB de CV 9.00% due 09/22/2019 (f)		540,000	553,500
BellSouth Corp. 6.00% due 11/15/2034		2,000,000	1,951,666
BellSouth Corp. 6.55% due 06/15/2034		$1,580,000	$1,620,669
British Telecommunications PLC 5.95% due 01/15/2018		1,715,000	1,743,045
Cablevision Systems Corp. 8.625% due 09/15/2017 (f)		300,000	312,375
Cellco Partnership / Verizon Wireless Capital LLC 7.375% due 11/15/2013		960,000	1,102,719

CenturyTel, Inc., Series Q 6.15% due 09/15/2019		1,090,000	1,114,383
Charter Communications Holdings II LLC 13.50% due 11/30/2016 (f)		1,072,732	1,252,415
Cincinnati Bell, Inc. 8.375% due 01/15/2014		1,440,000	1,465,200
Citizens Communications Company 6.25% due 01/15/2013		1,642,000	1,646,105
Comcast Corp.
6.50% due 01/15/2015		1,060,000	1,187,575
6.95% due 08/15/2037		1,000,000	1,089,893
COX Communications, Inc.
5.45% due 12/15/2014		922,000	987,787
6.75% due 03/15/2011		491,000	516,259
Crown Castle International Corp. 7.125% due 11/01/2019		590,000	584,100
CSC Holdings, Inc. 7.875% due 02/15/2018		1,475,000	1,526,625
Deutsche Telekom International Finance BV
7.125% due 07/11/2011	EUR	99,000	152,880
8.75 due 06/15/2030		$1,358,000	1,746,537
Digicel Group, Ltd. 8.875% due 01/15/2015 (f)		1,810,000	1,755,700
DirecTV Holdings LLC
4.75% due 10/01/2014 (f)		800,000	815,469
7.625% due 05/15/2016		1,250,000	1,365,625
Embarq Corp. 7.995% due 06/01/2036		4,780,000	5,141,836
France Telecom SA 8.50% due 03/01/2031		1,009,000	1,342,791
Grupo Televisa SA 6.625% due 01/15/2040 (f)		980,000	969,146
Inmarsat Finance PLC 7.375% due 12/01/2017 (f)		360,000	368,100
Intelsat Jackson Holdings, Ltd. 11.50% due 06/15/2016		1,130,000	1,220,400
News America Holdings, Inc.
6.75% due 01/09/2038		108,000	112,030
7.75% due 12/01/2045		491,000	548,093
8.25% due 08/10/2018		2,010,000	2,371,581
News America, Inc.
6.65% due 11/15/2037		3,450,000	3,644,259
6.90% due 03/01/2019		745,000	839,440
NII Capital Corp.
8.875% due 12/15/2019		1,350,000	1,314,563
10.00% due 08/15/2016 (f)		895,000	937,513
Qwest Corp. 7.875% due 09/01/2011		1,295,000	1,356,513
Rogers Wireless, Inc. 9.625% due 05/01/2011		422,000	463,047

The accompanying notes are an integral part of the financial statements.

2

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
SBA Telecommunications, Inc. 8.00% due 08/15/2016 (f)	$505,000	$527,725
SBC Communications, Inc.
5.10% due 09/15/2014	799,000	859,452
5.625% due 06/15/2016	613,000	658,510
6.45% due 06/15/2034	2,217,000	2,260,591
Singapore Telecommunications, Ltd. 6.375% due 12/01/2011 (f)	466,000	504,807
Sirius XM Radio, Inc. 13.00% due 08/01/2014	1,725,000	1,873,781
Sprint Capital Corp.
6.875% due 11/15/2028	2,800,000	2,327,500
7.625% due 01/30/2011	985,000	1,008,394
8.75% due 03/15/2032	2,895,000	2,728,538
TCI Communications, Inc. 9.80% due 02/01/2012	1,360,000	1,539,255
Telecom Italia Capital SA
6.175% due 06/18/2014	1,180,000	1,278,994
7.20% due 07/18/2036	2,885,000	3,138,286
Time Warner Cable, Inc.
6.55% due 05/01/2037	1,930,000	1,966,662
6.75% due 07/01/2018	4,695,000	5,157,753
Time Warner Companies, Inc. 7.57% due 02/01/2024	1,716,000	1,863,463
Time Warner Entertainment Company LP
8.375% due 07/15/2033	1,520,000	1,817,070
8.375% due 03/15/2023	1,425,000	1,688,042
Time Warner, Inc. 7.625% due 04/15/2031	451,000	523,894
Verizon Communications, Inc. 6.90% due 04/15/2038	1,715,000	1,900,808
Verizon of New York, Inc., Series A 6.875% due 04/01/2012	765,000	832,331
Viacom, Inc.
6.25% due 04/30/2016	1,570,000	1,711,115
6.75% due 10/05/2037	2,370,000	2,445,072
6.875% due 04/30/2036	3,305,000	3,573,716
Vivendi SA 5.75% due 04/04/2013 (f)	5,073,000	5,333,483
West Corp. 11.00% due 10/15/2016	2,145,000	2,241,525
XM Satellite Radio, Inc. 11.25% due 06/15/2013 (f)	385,000	413,875

		98,475,039

Consumer, Cyclical - 3.43%
Allison Transmission, Inc. 11.00% due 11/01/2015 (f)	1,560,000	1,638,000
AMC Entertainment, Inc.
8.00% due 03/01/2014	1,825,000	1,742,875
8.75% due 06/01/2019	550,000	561,000
Arcos Dorados BV 7.50% due 10/01/2019 (f)	885,000	877,256
Burlington Coat Factory Warehouse Corp. 11.125% due 04/15/2014	1,330,000	1,373,225
Cinemark USA, Inc. 8.625% due 06/15/2019 (f)	675,000	702,000
Continental Airlines, Inc., Series 981A 6.648% due 09/15/2017	644,670	622,107
Continental Airlines, Inc., Series 00-2 8.307% due 10/02/2019	$754,470	$690,340
Continental Airlines, Inc., Series 01-1 7.033% due 06/15/2011	170,070	161,566
Continental Airlines, Inc., Series 991A 6.545% due 02/02/2019	439,733	430,939
CVS Caremark Corp. 6.302 due 06/01/2062 (b)	2,865,000	2,471,062
CVS Pass-Through Trust 8.353% due 07/10/2031 (f)	1,320,957	1,430,682
Darden Restaurants, Inc. 6.80% due 10/15/2037	3,165,000	3,281,773
Delphi Corp. 6.197% due 11/15/2033 ^	118,000	0
Delta Air Lines, Inc.
6.821% due 02/10/2024	2,442,232	2,332,332
9.50% due 09/15/2014 (f)	900,000	934,875
Delta Air Lines, Inc., Series 2002-1 6.718% due 07/02/2024	1,490,986	1,297,158
Exide Technologies, Series B 10.50% due 03/15/2013	1,590,000	1,609,875
Goodyear Tire & Rubber Company 8.625% due 12/01/2011	955,000	990,812
Greektown Holdings LLC 10.75% due 12/01/2013 ^ (f)	1,085,000	164,106
HRP Myrtle Beach Operations LLC 1.00% due 04/01/2012 ^ (f)	705,000	0
Jacobs Entertainment, Inc. 9.75% due 06/15/2014	1,390,000	1,296,175
Little Traverse Bay Bands of Odawa Indians 10.25% due 02/15/2014 ^ (f)	2,085,000	521,250
Macy’s Retail Holdings, Inc. 8.875% due 07/15/2015	1,315,000	1,449,787
Marriott International, Inc. 4.625% due 06/15/2012	1,324,000	1,331,232
Mashantucket Western Pequot Tribe 8.50% due 11/15/2015 ^ (f)	365,000	89,425
Mohegan Tribal Gaming Authority 8.00% due 04/01/2012	1,062,000	904,027
MTR Gaming Group, Inc. 12.625% due 07/15/2014 (f)	655,000	630,437
MTR Gaming Group, Inc., Series B 9.00% due 06/01/2012	1,255,000	991,450
Northwest Airlines, Inc., Series 07-1 7.027% due 11/01/2019	1,521,330	1,346,377
Owens & Minor, Inc. 6.35% due 04/15/2016	3,000,000	2,744,034
Pokagon Gaming Authority 10.375% due 06/15/2014 (f)	980,000	1,019,200
Pulte Homes, Inc. 6.25% due 02/15/2013	515,000	521,438
Seminole Indian Tribe of Florida 6.535% due 10/01/2020 (f)	2,240,000	1,983,296
Staples, Inc. 9.75% due 01/15/2014	1,445,000	1,760,662
Starwood Hotels & Resorts Worldwide, Inc. 6.25% due 02/15/2013	239,000	246,469
Target Corp. 6.50% due 10/15/2037	1,800,000	1,973,763

The accompanying notes are an integral part of the financial statements.

3

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Tenneco Automotive, Inc. 8.625% due 11/15/2014	$1,325,000	$1,336,595
Toys R Us Property Company LLC 8.50% due 12/01/2017 (f)	470,000	478,225
Turning Stone Resort Casino 9.125% due 09/15/2014 (f)	1,420,000	1,388,050
United Air Lines, Inc.
9.75% due 01/15/2017	1,515,000	1,545,300
10.40% due 05/01/2018	650,000	684,938
US Airways Group, Inc. 7.25% due 05/15/2014	680,000	877,200
US Corrugated, Inc. 10.00% due 06/12/2013	570,000	473,100
Volvo Treasury AB 5.95% due 04/01/2015 (f)	1,880,000	1,939,998
Waterford Gaming LLC 8.625% due 09/15/2014 (f)	989,000	563,730
Whirlpool Corp.
8.00% due 05/01/2012	490,000	530,867
8.60% due 05/01/2014	1,390,000	1,573,843
Yonkers Racing Corp. 11.375% due 07/15/2016 (f)	930,000	976,500
Yum! Brands, Inc.
6.25% due 03/15/2018	1,715,000	1,870,736
6.875% due 11/15/2037	4,630,000	5,002,687

		61,362,774

Consumer, Non-cyclical - 3.48%
ACCO Brands Corp. 10.625% due 03/15/2015 (f)	295,000	324,500
Alliance One International, Inc.
8.50% due 05/15/2012	815,000	827,225
10.00% due 07/15/2016 (f)	1,380,000	1,449,000
Altria Group, Inc. 8.50% due 11/10/2013	2,810,000	3,247,320
Anheuser-Busch Companies, Inc.
5.75% due 04/01/2036	1,000,000	949,370
6.45% due 09/01/2037	2,000,000	2,114,946
6.50% due 02/01/2043	540,000	553,382
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015 (f)	1,320,000	1,340,263
5.375% due 01/15/2020 (f)	940,000	959,043
ASG Consolidated LLC/ASG Finance, Inc. 11.5 due 11/01/2011 (f)	1,235,000	1,238,087
Bumble Bee Foods LLC 7.75% due 12/15/2015 (f)	655,000	656,637
Bunge, Ltd. Finance Corp.
5.35% due 04/15/2014	1,380,000	1,410,733
8.50% due 06/15/2019	830,000	946,123
Coventry Health Care, Inc. 5.875% due 01/15/2012	1,270,000	1,288,185
ERAC USA Finance Company 6.375% due 10/15/2017 (f)	1,250,000	1,262,584
Inverness Medical Innovations, Inc. 7.875% due 02/01/2016 (f)	990,000	970,200
Kraft Foods, Inc.
6.00% due 02/11/2013	2,365,000	2,536,245
6.125% due 02/01/2018	2,105,000	2,213,496
Kroger Company 7.00% due 05/01/2018	$2,105,000	$2,353,533
Medco Health Solutions, Inc. 7.25% due 08/15/2013	4,685,000	5,204,829
Miller Brewing Company 5.50% due 08/15/2013 (f)	1,580,000	1,682,288
Nabisco, Inc. 7.55% due 06/15/2015	1,471,000	1,690,664
Philip Morris International, Inc. 5.65% due 05/16/2018	2,255,000	2,371,313
Regal Cinemas Corp. 8.625% due 07/15/2019	450,000	468,000
Revlon Consumer Products Corp. 9.75% due 11/15/2015 (f)	475,000	490,438
Reynolds American, Inc. 7.25% due 06/01/2013	1,335,000	1,456,517
SABMiller PLC 6.50% due 07/15/2018 (f)	3,475,000	3,797,855
Safeway, Inc. 6.35% due 08/15/2017	1,820,000	1,991,919
Smithfield Foods, Inc. 10.00% due 07/15/2014 (f)	1,035,000	1,122,975
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (f)	417,000	418,883
Tesco PLC 6.15% due 11/15/2037 (f)	2,400,000	2,491,085
Teva Pharmaceutical Finance LLC 6.15% due 02/01/2036	1,680,000	1,735,235
Tyson Foods, Inc. 10.50% due 03/01/2014	660,000	754,050
United Rental North America, Inc. 10.875% due 06/15/2016	505,000	549,188
United Rentals North America, Inc. 7.00% due 02/15/2014	1,500,000	1,357,500
UnitedHealth Group, Inc.
4.875% due 02/15/2013	940,000	983,488
5.375% due 03/15/2016	1,130,000	1,162,924
5.80% due 03/15/2036	540,000	483,971
Watson Pharmaceuticals, Inc. 6.125% due 08/15/2019	1,520,000	1,568,327
WellPoint, Inc.
5.00% due 12/15/2014	417,000	433,813
6.375% due 06/15/2037	1,735,000	1,765,496
Yankee Acquisition Corp., Series B 8.50% due 02/15/2015	1,745,000	1,731,913

		62,353,543

Diversified - 0.13%
ESI Tractebel Acquisition Corp., Series B 7.99% due 12/30/2011	1,315,000	1,308,425
Hutchison Whampoa International, Ltd. 5.75% due 09/11/2019 (f)	1,060,000	1,074,587

		2,383,012

Energy - 5.62%
Anadarko Finance Company, Series B 7.50% due 05/01/2031	4,602,000	5,162,735
Anadarko Petroleum Corp. 8.70% due 03/15/2019	1,500,000	1,865,874

The accompanying notes are an integral part of the financial statements.

4

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Arch Coal, Inc. 8.75% due 08/01/2016 (f)	$345,000	$364,838
Buckeye Partners LP 5.125% due 07/01/2017	1,150,000	1,124,879
Cenovus Energy, Inc. 4.50% due 09/15/2014 (f)	1,095,000	1,130,310
CNOOC Finance 2003, Ltd. 5.50% due 05/21/2033 (f)	545,000	538,535
DCP Midstream LLC 9.75% due 03/15/2019 (f)	1,435,000	1,765,703
Devon Financing Corp.
6.875% due 09/30/2011	295,000	320,463
7.875% due 09/30/2031	3,874,000	4,853,781
Duke Capital LLC 6.75% due 02/15/2032	589,000	596,999
Enbridge Energy Partners LP, Series B
6.50% due 04/15/2018	2,400,000	2,566,958
7.50% due 04/15/2038	2,400,000	2,731,966
Energy Transfer Partners LP
6.625% due 10/15/2036	1,000,000	998,000
8.50% due 04/15/2014	1,200,000	1,385,155
9.70% due 03/15/2019	1,295,000	1,599,458
Enterprise Products Operating LLC
6.65% due 04/15/2018	3,000,000	3,249,363
7.00% due 06/01/2067 (b)	6,230,000	5,513,550
Enterprise Products Operating LLC, Series B 5.60% due 10/15/2014	2,000,000	2,129,660
Enterprise Products Operating LP 7.034% until 01/15/2018 then variable due 01/15/2068	2,005,000	1,839,588
Enterprise Products Operating LP, Series B 6.875% due 03/01/2033	471,000	498,362
EQT Corp. 8.125% due 06/01/2019	940,000	1,086,051
GS Caltex Corp. 5.50% due 08/25/2014 (f)	471,000	473,968
Gulf South Pipeline Company LP 5.75% due 08/15/2012 (f)	1,345,000	1,425,317
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	402,000	372,450
6.50% due 02/01/2037	4,220,000	4,251,988
7.30% due 08/15/2033	603,000	657,675
7.75% due 03/15/2032	805,000	907,871
9.00% due 02/01/2019	955,000	1,175,128
Kinder Morgan Energy Partners LP, MTN 6.95% due 01/15/2038	1,960,000	2,088,896
Marathon Oil Corp. 6.80% due 03/15/2032	2,785,000	2,953,331
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 8.50% due 07/15/2016	1,180,000	1,200,650
McMoRan Exploration Company 11.875% due 11/15/2014	1,030,000	1,055,750
Nexen, Inc.
5.875% due 03/10/2035	598,000	564,549
6.40% due 05/15/2037	2,375,000	2,392,853
NGPL Pipeco LLC 7.119% due 12/15/2017 (f)	2,020,000	2,229,013
Nustar Logistics 7.65% due 04/15/2018	$1,150,000	$1,261,191
ONEOK Partners LP
6.15% due 10/01/2016	2,080,000	2,185,706
6.65% due 10/01/2036	2,935,000	2,993,474
Pemex Project Funding Master Trust 1.5536% due 06/15/2010 (b)(f)	897,000	899,243
Petrobras International Finance Company 5.75% due 01/20/2020	715,000	727,360
Petro-Canada 6.05% due 05/15/2018	2,800,000	3,009,924
Petroleos Mexicanos 4.875% due 03/15/2015 (f)	1,620,000	1,614,006
Plains All American Pipeline LP 8.75% due 05/01/2019	1,500,000	1,768,641
Premcor Refining Group, Inc. 7.50% due 06/15/2015	206,000	204,486
Questar Market Resources, Inc. 6.80% due 03/01/2020	750,000	781,729
Ras Laffan Liquefied Natural Gas Company, Ltd. III 5.838% due 09/30/2027 (f)	1,515,000	1,511,379
Regency Energy Partners LP 9.375% due 06/01/2016 (f)	1,020,000	1,086,300
Salton Sea Funding Corp., Series F 7.475% due 11/30/2018	668,363	713,271
Spectra Energy Capital LLC 6.20% due 04/15/2018	1,350,000	1,433,719
Talisman Energy, Inc. 6.25% due 02/01/2038	4,525,000	4,530,104
Transocean, Inc. 6.00% due 03/15/2018	2,775,000	2,960,761
Valero Logistics Operations LP 6.05% due 03/15/2013	2,392,000	2,517,649
Weatherford International, Ltd.
5.50% due 02/15/2016	1,000,000	1,023,814
6.50% due 08/01/2036	2,400,000	2,292,065
7.00% due 03/15/2038	2,000,000	2,026,920
Woodside Finance, Ltd. 4.50% due 11/10/2014 (f)	2,040,000	2,058,189

		100,671,598

Financial - 26.48%
Aflac, Inc.
6.90% due 12/17/2039	795,000	783,204
8.50% due 05/15/2019	1,480,000	1,704,945
Allfirst Preferred Capital Trust 1.7844% due 07/15/2029 (b)	1,080,000	675,432
Allied Capital Corp. 6.00% due 04/01/2012	2,850,000	2,558,605
Allied World Assurance Holdings, Ltd. 7.50% due 08/01/2016	4,360,000	4,655,795
AMB Property LP 6.625% due 12/01/2019	1,625,000	1,593,847
American Express Bank FSB, BKNT 6.00% due 09/13/2017	3,085,000	3,200,774
American Express Company 7.00% due 03/19/2018	4,100,000	4,515,215
American Express Credit Corp., Series C 7.30% due 08/20/2013	2,230,000	2,506,255

The accompanying notes are an integral part of the financial statements.

5

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
American Honda Finance Corp. 7.625% due 10/01/2018 (f)		$2,140,000	$2,446,649
American International Group, Inc., MTN 5.45% due 05/18/2017		2,000,000	1,618,612
American International Group, Inc., Series WI 8.175% until 05/15/2038 then variable due 05/15/2058		1,300,000	858,000
Arch Capital Group, Ltd. 7.35% due 05/01/2034		3,000,000	2,985,747
Aries Vermogensverwaltung GmbH 9.60% due 10/25/2014		750,000	941,250
Assurant, Inc.
5.625% due 02/15/2014		461,000	472,672
6.75% due 02/15/2034		3,955,000	3,568,422
Astoria Depositor Corp. 8.144% due 05/01/2021 (f)		3,380,000	2,704,000
AXA Financial, Inc. 7.75% due 08/01/2010		533,000	553,153
AXA SA
6.379 due 12/29/2049 (b)(f)		1,175,000	940,000
6.463 due 12/31/2049 (b)(f)		4,065,000	3,150,375
BAC Capital Trust XIII 0.6536% due 03/15/2043 (b)		1,900,000	1,173,596
BAC Capital Trust XIV 5.63 due 12/31/2049 (b)		3,650,000	2,518,500
BAC Capital Trust XV 1.0556% due 06/01/2056 (b)		4,170,000	2,672,878
Banco Santander Chile 5.375% due 12/09/2014 (f)		295,000	309,692
Bank of America Corp.
5.65% due 05/01/2018		1,950,000	1,980,443
5.75% due 12/01/2017		9,703,000	9,936,047
7.625% due 06/01/2019		6,565,000	7,594,701
Bank of Ireland 6.45% due 02/10/2010	EUR	99,000	142,479
Bear Stearns Companies, Inc. 7.25% due 02/01/2018		$1,575,000	1,807,868
Beaver Valley Funding Corp. 9.00% due 06/01/2017		2,888,000	3,156,468
Bosphorus Financial Services, Ltd. 2.0725% due 02/15/2012 (b)(f)		1,200,937	1,146,070
Boston Properties LP 5.875% due 10/15/2019		910,000	912,849
Boston Properties, Ltd. 6.25% due 01/15/2013		785,000	836,609
Brandywine Operating Partnership LP 7.50% due 05/15/2015		1,190,000	1,209,160
BRE Properties, Inc. 5.50% due 03/15/2017		1,506,000	1,375,642
Camden Property Trust 5.00% due 06/15/2015		804,000	775,948
Capital One Bank USA NA 8.80% due 07/15/2019		5,020,000	5,931,968
Capital One Financial Corp.
6.75% due 09/15/2017		1,930,000	2,076,809
7.375% due 05/23/2014		1,995,000	2,258,803
Capmark Financial Group, Inc. 5.875% due 05/10/2012 ^		4,340,000	1,099,200
Catlin Insurance Company, Ltd. 7.249 due 12/31/2049 (f)		$4,500,000	$3,285,000
Charles Schwab Corp. 4.95% due 06/01/2014		1,265,000	1,334,492
Chuo Mitsui Trust & Banking Company 5.506 due 12/29/2049 (b)(f)		2,585,000	2,372,821
Citigroup, Inc.
5.50% due 04/11/2013		5,530,000	5,733,310
5.625% due 08/27/2012		981,000	1,009,026
5.85% due 12/11/2034		1,045,000	921,970
6.125% due 11/21/2017		5,385,000	5,427,945
6.125% due 05/15/2018		5,158,000	5,185,894
6.375% due 08/12/2014		2,490,000	2,606,798
8.50% due 05/22/2019		5,595,000	6,460,843
CME Group, Inc. 5.75% due 02/15/2014		1,475,000	1,613,312
CNA Financial Corp.
6.00% due 08/15/2011		1,580,000	1,606,040
6.50% due 08/15/2016		4,295,000	4,221,843
7.35% due 11/15/2019		1,160,000	1,161,354
Colonial Properties Trust 6.25% due 06/15/2014		554,000	528,904
Comerica Capital Trust II 6.576 due 02/20/2037		4,000,000	3,200,000
Credit Suisse First Boston USA, Inc. 6.50% due 01/15/2012		491,000	534,301
Credit Suisse New York 5.30% due 08/13/2019		1,330,000	1,365,877
Developers Diversified Realty Corp., REIT 5.375% due 10/15/2012		1,000,000	939,855
Dexus Finance Property, Ltd. 7.125% due 10/15/2014 (f)		1,685,000	1,731,361
Discover Financial Services 10.25% due 07/15/2019		2,030,000	2,373,817
Dresdner Bank AG 7.25% due 09/15/2015		879,000	879,035
Drummond Company, Inc. 7.375% due 02/15/2016 (f)		1,545,000	1,510,237
Duke Realty LP
5.95% due 02/15/2017		2,050,000	1,907,933
6.25% due 05/15/2013		1,750,000	1,760,019
8.25% due 08/15/2019		1,855,000	1,938,395
Endurance Specialty Holdings, Ltd. 7.00% due 07/15/2034		3,600,000	3,259,922
ERP Operating LP 5.75% due 06/15/2017		3,530,000	3,530,399
ERP Operating LP, REIT 5.125% due 03/15/2016		2,300,000	2,242,091
Financial Security Assurance Holdings, Ltd. 6.4 due 12/15/2066 (f)		1,845,000	1,328,400
Ford Motor Credit Company LLC 7.50% due 08/01/2012		520,000	524,398
Foundation Re II, Ltd. 7.0225% due 11/26/2010 (b)(f)		900,000	890,351
General Electric Capital Corp.
5.45% due 01/15/2013		3,064,000	3,257,292
5.625% due 05/01/2018		1,845,000	1,890,647
5.90% due 05/13/2014		2,000,000	2,162,144

The accompanying notes are an integral part of the financial statements.

6

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
General Electric Capital Corp., MTN 6.00% due 08/07/2019	$1,220,000	$1,266,386
Genworth Financial, Inc., MTN 6.515% due 05/22/2018	1,400,000	1,281,130
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	2,995,000	2,321,125
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	2,800,000	2,942,108
5.95% due 01/18/2018	2,975,000	3,141,520
6.00% due 05/01/2014	2,225,000	2,433,634
6.75% due 10/01/2037	1,235,000	1,269,440
7.50% due 02/15/2019	4,660,000	5,432,642
Goldman Sachs Group, Inc., MTN 0.6831% due 07/22/2015 (b)	2,135,000	1,896,064
Groupe BPCE 12.50% due 08/29/2049 (f)	1,168,000	1,286,809
Harley-Davidson Funding Corp. 5.75% due 12/15/2014 (f)	1,925,000	1,954,391
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	417,000	417,800
6.30% due 03/15/2018	5,210,000	5,195,443
HCP, Inc., MTN 6.30% due 09/15/2016	2,480,000	2,420,589
Health Care Property Investors, Inc. 6.45% due 06/25/2012	648,000	667,146
Health Care Property Investors, Inc., MTN
4.875% due 09/15/2010	1,471,000	1,500,973
5.625% due 02/28/2013	2,480,000	2,488,526
Health Care REIT, Inc. 6.20% due 06/01/2016	3,155,000	3,066,313
Health Care, Inc. 6.00% due 11/15/2013	755,000	765,994
Healthcare Realty Trust, Inc.
6.50% due 01/17/2017	1,830,000	1,812,747
8.125% due 05/01/2011	1,145,000	1,202,858
Horace Mann Educators Corp. 6.85% due 04/15/2016	1,190,000	1,185,740
Hospitality Properties Trust 6.75% due 02/15/2013	4,128,000	4,186,514
HRPT Properties Trust 6.65% due 01/15/2018	995,000	912,454
HSBC Holdings PLC 6.50% due 09/15/2037	1,000,000	1,044,792
HVB Funding Trust III 9.00% due 10/22/2031 (f)	500,000	435,000
Hyundai Capital Services, Inc. 6.00% due 05/05/2015 (f)	1,425,000	1,487,934
Independence Community Bank Corp. 2.1097% due 04/01/2014 (b)	265,000	253,619
International Lease Finance Corp. 6.375% due 03/25/2013	1,460,000	1,200,383
International Lease Finance Corp., Series P 0.6844% due 01/15/2010 (b)	652,000	650,310
Jefferies Group, Inc. 6.45% due 06/08/2027	1,090,000	928,943
JPMorgan Chase & Company
4.65% due 06/01/2014	1,955,000	2,059,473
6.00% due 01/15/2018	2,670,000	2,870,237
6.30% due 04/23/2019	4,425,000	4,867,841
JPMorgan Chase & Company, Series 1 7.90% until 04/30/2018 then variable due 04/29/2049 (b)	$2,085,000	$2,150,594
JPMorgan Chase Capital XX, Series T 6.55% due 09/15/2066	4,045,000	3,707,234
JPMorgan Chase Capital XXIII 1.2725% due 05/15/2077 (b)	4,175,000	2,882,086
Kazkommerts International BV 8.50% due 04/16/2013	350,000	311,500
Kimco Realty Corp. 5.70% due 05/01/2017	4,678,000	4,506,285
LBG Capital No. 1 PLC 7.875% due 11/01/2020	1,128,000	908,040
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (f)	2,837,000	2,278,074
7.30% due 06/15/2014 (f)	1,865,000	1,911,571
7.50% due 08/15/2036 (f)	6,245,000	5,717,610
7.80% due 03/15/2037 (f)	2,485,000	2,050,125
Lincoln National Corp.
6.05% due 04/20/2067	2,265,000	1,755,375
7.00% due 05/17/2066	5,355,000	4,444,650
8.75% due 07/01/2019	4,755,000	5,433,082
Lloyds TSB Group PLC
6.267 due 11/29/2049 (b)(f)	1,570,000	942,000
6.413 due 09/29/2049 (b)(f)	2,055,000	1,233,000
Mack-Cali Realty LP
5.125% due 01/15/2015	2,000,000	1,911,550
7.75% due 08/15/2019	3,965,000	4,102,804
Macquarie Group, Ltd. 7.30% due 08/01/2014 (f)	980,000	1,058,857
Markel Corp. 6.80% due 02/15/2013	1,605,000	1,622,109
Massachusetts Mutual Life Insurance Company 8.875% due 06/01/2039	830,000	1,017,953
MBNA Capital, Series B 1.0806% due 02/01/2027 (b)	1,157,000	789,242
Mellon Capital IV, Series 1 6.244 due 06/29/2049 (b)	1,600,000	1,312,000
Merna Reinsurance, Ltd., Series B 2.0325% due 06/30/2012 (b)(f)	1,000,000	985,100
Merrill Lynch & Company, Inc.
0.8306% due 05/02/2017 (b)	4,000,000	3,484,796
7.75% due 05/14/2038	7,025,000	7,718,641
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013	2,000,000	2,140,314
6.875% due 04/25/2018	4,195,000	4,519,852
MetLife, Inc.
6.40% due 12/15/2066	3,020,000	2,642,500
6.75% due 06/01/2016	1,245,000	1,394,202
Metropolitan Life Global Funding I 5.125% due 04/10/2013 (f)	1,415,000	1,499,037
Mizuho Financial Group (Cayman), Ltd. 8.375% due 01/29/2049	945,000	942,638
Morgan Stanley
0.7341% due 10/18/2016 (b)	3,315,000	3,070,678
7.30% due 05/13/2019	1,825,000	2,049,347
Morgan Stanley, MTN
5.95% due 12/28/2017	1,265,000	1,304,772
6.625% due 04/01/2018	3,070,000	3,319,186

The accompanying notes are an integral part of the financial statements.

7

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Nationwide Health Properties, Inc. 6.50% due 07/15/2011	$1,535,000	$1,596,021
Nationwide Mutual Insurance Company 5.81 due 12/15/2024 (f)	1,130,000	892,700
Nelnet, Inc. 7.40% until 9/29/2011 then variable due 09/15/2061	2,120,000	1,544,019
New York Life Insurance Company 6.75% due 11/15/2039 (f)	1,510,000	1,544,232
North Street, Series 2000-1, Class C 2.0306% due 04/28/2011 (b)(f)	2,500,000	25,000
Northern Trust Company 6.50% due 08/15/2018	855,000	952,474
Northern Trust Corp. 4.625% due 05/01/2014	1,385,000	1,475,884
Oil Casualty Insurance, Ltd. 8.00% due 09/15/2034 (f)	6,150,000	4,787,898
Osiris Capital PLC, Series C 3.1344% due 01/15/2010 (b)(f)	4,805,000	4,804,889
Osiris Capital PLC, Series D 5.2844% due 01/15/2010 (b)(f)	1,875,000	1,874,910
Pacific Life Insurance Company 9.25% due 06/15/2039 (f)	3,380,000	3,903,008
PartnerRe Finance A LLC 6.875% due 06/01/2018	2,000,000	2,094,820
PNC Funding Corp. 4.25% due 09/21/2015	2,390,000	2,438,051
Progressive Corp. 6.70% until 06/15/2017 then variable due 06/15/2067	1,135,000	1,004,326
ProLogis
5.50% due 04/01/2012	1,700,000	1,721,021
5.625% due 11/15/2015	1,400,000	1,331,245
5.625% due 11/15/2016	3,100,000	2,856,790
6.625% due 05/15/2018	2,165,000	2,053,228
Prudential Financial, Inc.
4.75% due 04/01/2014	1,343,000	1,345,207
6.10% due 06/15/2017	3,900,000	4,036,941
6.20% due 01/15/2015	1,600,000	1,721,397
7.375% due 06/15/2019	4,360,000	4,888,288
Prudential Financial, Inc., MTN 5.15% due 01/15/2013	1,900,000	1,998,762
QBE Insurance Group, Ltd. 9.75% due 03/14/2014 (f)	1,420,000	1,606,423
Rabobank Nederland 11.00% due 06/29/2049 (b)(f)	2,492,000	3,038,381
Realty Income Corp. 5.95% due 09/15/2016	3,030,000	2,985,092
Regions Financial Corp. 7.75% due 11/10/2014	1,640,000	1,617,406
Santander Issuances S.A Unipersonal 6.50% due 08/11/2019 (b)(f)	2,700,000	2,806,601
Schwab Capital Trust I 7.50% until 11/15/2017 then variable due 11/15/2037	1,890,000	1,831,108
Shinhan Bank 6.819% until 09/20/2016 then variable due 09/20/2036	2,670,000	2,280,207
Silicon Valley Bank 6.05% due 06/01/2017	$2,185,000	$1,977,351
Simon Property Group LP 5.875% due 03/01/2017	2,520,000	2,523,533
Simon Property Group LP, REIT
5.625% due 08/15/2014	3,045,000	3,136,176
5.75% due 12/01/2015	1,500,000	1,529,628
6.10% due 05/01/2016	1,000,000	1,020,541
10.35% due 04/01/2019	1,290,000	1,620,326
SLM Corp. 0.5822% due 01/27/2014 (b)	6,390,000	4,929,278
SLM Corp., MTN 8.45% due 06/15/2018	1,460,000	1,440,659
SMFG Preferred Capital 6.078% until 01/25/2017 then variable due 01/29/2049 (f)	2,000,000	1,718,260
Sovereign Capital Trust VI 7.908% due 06/13/2036	1,650,000	1,419,365
StanCorp Financial Group, Inc. 6.90% until 06/01/2017 then variable due 06/01/2067	4,850,000	3,663,152
Standard Chartered PLC 6.409 due 01/30/2017 (f)	5,000,000	3,968,625
SunTrust Capital VIII 6.10% until 12/15/2036 then variable due 12/01/2066	903,000	628,954
SunTrust Preferred Capital I 5.853% due 12/31/2049	425,000	284,750
Symetra Financial Corp. 6.125% due 04/01/2016 (f)	1,650,000	1,478,288
TD Ameritrade Holding Corp. 5.60% due 12/01/2019	1,470,000	1,460,245
Teachers Insurance Annuity Association of America 6.85% due 12/16/2039 (f)	2,095,000	2,165,681
Teco Finance, Inc.
6.572% due 11/01/2017	1,257,000	1,289,946
7.00% due 05/01/2012	1,078,000	1,150,478
Textron Financial Corp. 6.00% due 02/15/2067 (f)	3,000,000	2,103,750
Transatlantic Holdings, Inc. 5.75% due 12/14/2015	3,055,000	2,995,861
TuranAlem Finance BV
7.875% due 06/02/2010	638,000	216,920
8.50% due 02/10/2015 (f)	600,000	210,000
UBS AG/Stamford Branch, Series DPNT 5.875% due 12/20/2017	1,840,000	1,890,953
Unum Group 7.125% due 09/30/2016	1,330,000	1,378,005
UnumProvident Finance Company, PLC 6.85% due 11/15/2015 (f)	2,085,000	2,121,984
USB Capital IX 6.189% due 10/29/2049	6,605,000	5,308,769
USB Realty Corp. 6.091% due 12/29/2049 (b)(f)	2,600,000	1,904,500
Vita Capital III, Ltd., Series B-I 1.3897% due 01/01/2011 (b)(f)	4,280,000	4,128,488
W.R. Berkley Corp.
5.60% due 05/15/2015	875,000	865,457
6.15% due 08/15/2019	699,000	663,492

The accompanying notes are an integral part of the financial statements.

8

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Wachovia Bank NA 5.85% due 02/01/2037	$1,105,000	$1,057,049
Wachovia Bank NA, BKNT 6.60% due 01/15/2038	855,000	902,435
Waddell & Reed Financial, Inc. 5.60% due 01/15/2011	1,600,000	1,646,254
Washington Mutual Bank FA 1.00% due 01/15/2015 ^	1,070,000	5,350
WEA Finance LLC
5.40% due 10/01/2012 (f)	905,000	960,011
6.75% due 09/02/2019 (f)	1,060,000	1,138,168
7.125% due 04/15/2018 (f)	2,000,000	2,186,676
Wells Fargo Bank NA 5.75% due 05/16/2016	1,530,000	1,586,125
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (f)	721,000	740,828
5.125% due 11/15/2014 (f)	2,500,000	2,579,140
Westpac Banking Corp. 4.875% due 11/19/2019	1,885,000	1,860,504
White Mountains Re Group, Ltd. 7.506 due 05/29/2049 (f)	4,530,000	3,665,042
XL Capital, Ltd., Series E 6.50% until 04/15/2017 then variable due 12/31/2049	1,715,000	1,294,825

		473,880,541

Industrial - 2.72%
Altra Holdings, Inc. 8.125% due 12/01/2016 (f)	715,000	733,769
Amphenol Corp. 4.75% due 11/15/2014	1,795,000	1,795,630
BAE Systems Asset Trust
6.664% due 09/15/2013 (f)	1,464,010	1,497,712
7.156% due 12/15/2011 (f)	527,724	549,656
BE Aerospace, Inc. 8.50% due 07/01/2018	1,010,000	1,070,600
BWAY Corp. 10.00% due 04/15/2014 (f)	1,215,000	1,284,862
Case New Holland, Inc. 7.75% due 09/01/2013 (f)	600,000	613,500
CMA CGM SA 7.25% due 02/01/2013 (f)	2,410,000	1,518,300
Commercial Metals Company 7.35% due 08/15/2018	1,045,000	1,114,097
CRH America, Inc. 8.125% due 07/15/2018	1,590,000	1,854,481
CSX Corp.
5.50% due 08/01/2013	1,570,000	1,686,419
7.375% due 02/01/2019	2,540,000	2,901,737
Embraer Overseas, Ltd. 6.375% due 01/15/2020	950,000	950,000
GATX Corp. 8.75% due 05/15/2014	2,280,000	2,563,899
General Electric Company 5.00% due 02/01/2013	1,735,000	1,835,561
Graphic Packaging International, Inc. 9.50% due 06/15/2017	590,000	625,400
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375% due 05/01/2012	$1,680,000	$1,743,000
Holcim US Finance Sarl & Cie SCS 6.00% due 12/30/2019 (f)	650,000	676,579
Ingersoll-Rand Global Holding Company, Ltd. 6.875% due 08/15/2018	2,015,000	2,233,418
Masco Corp. 6.125% due 10/03/2016	2,000,000	1,905,882
Navios Maritime Holdings, Inc. 9.50% due 12/15/2014	1,550,000	1,542,250
Odebrecht Finance, Ltd. 7.00% due 04/21/2020 (f)	860,000	869,675
RailAmerica, Inc. 9.25% due 07/01/2017	891,000	947,801
Solo Cup Company 10.50% due 11/01/2013 (f)	480,000	511,200
Terex Corp. 10.875% due 06/01/2016	950,000	1,059,250
TriMas Corp. 9.75% due 12/15/2017 (f)	405,000	397,406
Tyco Electronics Group SA
6.00% due 10/01/2012	1,465,000	1,554,368
6.55% due 10/01/2017	2,840,000	2,936,449
7.125% due 10/01/2037	3,755,000	3,871,934
Union Pacific Corp. 5.70% due 08/15/2018	3,300,000	3,456,743
Voto-Votorantim Overseas Trading Operations NV 6.625% due 09/25/2019 (f)	1,600,000	1,604,000
Waste Management, Inc. 7.75% due 05/15/2032	625,000	733,669

		48,639,247
Technology - 0.29%
Fiserv, Inc. 6.80% due 11/20/2017	1,425,000	1,572,412
Xerox Corp.
6.75% due 02/01/2017	2,230,000	2,392,281
8.25% due 05/15/2014	1,015,000	1,164,330

		5,129,023

Utilities - 4.40%
AES Eastern Energy LP, Series 99-A 9.00% due 01/02/2017	2,613,128	2,622,928
AES Gener SA 7.50% due 03/25/2014	906,000	989,559
Allegheny Energy Supply Company LLC 5.75% due 10/15/2019 (f)	990,000	961,616
American Electric Power Company, Inc. 5.25% due 06/01/2015	540,000	559,392
Appalachian Power Company 5.80% due 10/01/2035	1,961,000	1,850,709
Aquila, Inc. 11.875% due 07/01/2012	900,000	1,042,163
Arizona Public Service Company 5.50% due 09/01/2035	1,118,000	949,643
BVPS II Funding Corp. 8.89% due 06/01/2017	859,000	951,558
CenterPoint Energy Houston Electric LLC, Series K2 6.95% due 03/15/2033	535,000	591,620

The accompanying notes are an integral part of the financial statements.

9

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Commonwealth Edison Company
5.80% due 03/15/2018	$2,515,000	$2,667,233
6.15% due 09/15/2017	790,000	855,582
Delmarva Power & Light Company 6.40% due 12/01/2013	1,915,000	2,120,070
Dominion Resources, Inc.
5.70% due 09/17/2012	368,000	397,664
6.30% due 09/30/2066	3,200,000	2,816,000
DTE Energy Company 7.625% due 05/15/2014	1,130,000	1,261,482
Duke Energy Corp. 6.30% due 02/01/2014	1,275,000	1,402,014
Enel Finance International SA 6.25% due 09/15/2017 (f)	2,335,000	2,567,272
Enersis SA 7.375% due 01/15/2014	633,000	705,640
Entergy Louisiana LLC 8.09% due 01/02/2017	1,999,474	2,005,732
FirstEnergy Corp.
6.45% due 11/15/2011	21,000	22,517
7.375% due 11/15/2031	3,014,000	3,266,881
FirstEnergy Solutions Company 4.80% due 02/15/2015	1,365,000	1,393,246
Ipalco Enterprises, Inc. 8.625% due 11/14/2011	1,115,000	1,165,175
Israel Electric Corp., Ltd. 7.25% due 01/15/2019 (f)	7,280,000	7,884,240
ITC Holdings Corp.
5.50% due 01/15/2020 (f)	1,550,000	1,510,061
5.875% due 09/30/2016 (f)	723,000	730,201
Michigan Consolidated Gas Company 5.70% due 03/15/2033	736,000	691,747
Midwest Generation LLC, Series B 8.56% due 01/02/2016	1,965,955	1,985,614
Monongahela Power Company 7.95% due 12/15/2013 (f)	2,390,000	2,626,498
National Grid PLC 6.30% due 08/01/2016	2,515,000	2,735,193
Nevada Power Company
5.875% due 01/15/2015	1,345,000	1,443,383
6.65% due 04/01/2036	2,330,000	2,451,948
NiSource Finance Corp.
6.15% due 03/01/2013	977,000	1,040,267
6.40% due 03/15/2018	1,672,000	1,737,817
6.80% due 01/15/2019	1,000,000	1,069,447
Pacific Gas & Electric Company 4.80% due 03/01/2014	598,000	635,075
PG&E Corp. 5.75% due 04/01/2014	1,390,000	1,498,259
PNPP II Funding Corp. 9.12% due 05/30/2016	844,000	939,591
PPL Energy Supply LLC 6.50% due 05/01/2018	2,000,000	2,085,394
PSEG Power LLC
5.00% due 04/01/2014	736,000	760,230
8.625% due 04/15/2031	736,000	951,379
Sempra Energy
6.50% due 06/01/2016	1,510,000	1,637,609
8.90% due 11/15/2013	955,000	1,109,826
Southern Union Company 7.20% until 11/01/2011 then variable due 11/01/2066	$2,950,000	$2,522,250
SPI Electricity & Gas Australia Holdings Party, Ltd. 6.15% due 11/15/2013 (f)	798,000	832,822
Texas Competitive Electric Holdings Company LLC, Series A 10.25% due 11/01/2015	1,920,000	1,555,200
TransAlta Corp. 6.65% due 05/15/2018	2,157,000	2,248,901
United Energy Distribution Property, Ltd. 4.70% due 04/15/2011 (f)	344,000	352,347
Veolia Environnement 6.00% due 06/01/2018	2,400,000	2,534,239

		78,735,234

TOTAL CORPORATE BONDS (Cost $937,296,334)		$965,466,163

MUNICIPAL BONDS - 0.39%
District of Columbia - 0.27%
George Washington University, Series B 5.095% due 09/15/2032 (b)	4,650,000	4,943,090

New Jersey - 0.12%
New Jersey State Turnpike Authority 7.414% due 01/01/2040	1,885,000	2,124,772

TOTAL MUNICIPAL BONDS (Cost $6,718,957)		$7,067,862

COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.41%
American Home Mortgage Assets, Series 2006-6, Class XP 2.8072% IO due 12/25/2046	15,713,706	687,475
American Home Mortgage Investment Trust, Series 2004-4, Class 5A 2.2313% due 02/25/2045	2,838,871	2,257,075
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP 2.0826% IO due 05/25/2047	28,528,477	1,693,878
American Tower Trust, Series 2007-1A, Class C 5.6151% due 04/15/2037	2,465,000	2,514,300
American Tower Trust, Series 2007-1A, Class D 5.9568% due 04/15/2037 (f)	2,350,000	2,397,000
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A3 4.611% due 07/10/2043	1,647,862	1,651,534
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3 4.128% due 07/10/2042	397,262	397,401
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class AJ 4.953% due 07/10/2043 (b)	2,524,154	2,043,997
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.1786% due 09/10/2047 (b)	3,075,000	3,019,900
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4 5.889% due 07/10/2044 (b)	4,420,000	4,021,993

The accompanying notes are an integral part of the financial statements.

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A3A 5.60% due 07/10/2046	$4,215,000	$4,281,021
Banc of America Funding Corp., Series 2006-B, Class 6A1 5.827% due 03/20/2036 (b)	2,070,670	1,380,721
Banc of America Funding Corp., Series 2007-E, Class 4A1 5.7187% due 07/20/2047 (b)	1,638,553	1,050,976
Banc of America Large Loan, Series 2005-MIB1, Class B 0.4931% due 03/15/2022 (b)(f)	4,495,000	3,546,653
Banc of America Large Loan, Series 2006-BIX1, Class C 0.4131% due 10/15/2019 (b)(f)	5,214,117	4,260,457
Bank of America Commercial Mortgage, Inc., Series 2005-5, Class XC 0.0676% IO due 10/10/2045 (f)	290,137,481	1,095,066
Bear Stearns Alt-A Trust, Series 2005-3, Class B2 4.8636% due 04/25/2035 (b)	1,018,538	56,668
Bear Stearns Asset Backed Securities, Inc., Series 2003-AC4, Class A 5.50% due 09/25/2033	395,901	342,288
Bear Stearns Asset Backed Securities, Inc., Series 2004-AC5, Class A1 5.25% due 10/25/2034	366,590	307,412
Bear Stearns Commercial Mortgage Securities, Inc. 4.997% due 06/11/2041 (f)	2,690,000	1,101,365
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR5, Class X1 0.2952% IO due 07/11/2042	30,612,857	505,446
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class X1 0.2448% IO due 02/13/2046	28,187,403	454,978
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75% due 06/11/2041	3,347,708	2,599,966
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G 0.6731% due 03/15/2019 (b)(f)	2,300,000	1,224,048
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW14, Class D 5.412% due 12/11/2038 (f)	2,245,000	370,135
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class AY 0.4282% IO due 10/12/2041	152,744,922	2,031,767
Bear Stearns Mortgage Funding Trust, Series 2006-AR4, Class A1 0.4413% due 12/25/2036 (b)	1,715,485	798,262
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C 7.928% due 07/15/2032	1,470,381	1,491,527
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3 5.7251% due 03/15/2049 (b)	3,544,000	3,394,127
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 2B1 3.8921% due 04/25/2035 (b)	1,545,233	125,552
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class C 5.2243% due 09/15/2020 (b)	1,055,000	584,504
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.2243% due 09/15/2020 (b)	$2,080,000	$2,076,434
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2 4.084% due 06/10/2038	2,475,141	2,425,277
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class B 5.2858% due 06/10/2044 (b)	4,250,635	1,777,764
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2 6.50% due 11/25/2037	3,395,962	2,278,478
Countrywide Alternative Loan Trust, Series 2006-11CB, Class 3A1 6.50% due 05/25/2036	937,442	582,093
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB2, Class 4A 3.0173% due 07/20/2034 (b)	4,244,551	4,009,230
Countrywide Home Loans, Series 2005-12, Class 2A5 5.50% due 05/25/2035	624,556	452,849
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class A2 0.3931% due 04/15/2021 (b)(f)	4,680,000	4,056,485
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A2 5.246% due 12/15/2039	6,500,000	6,614,380
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B 0.4631% due 04/15/2021 (b)(f)	4,095,000	3,404,800
Crown Castle Towers LLC, Series 2006-1A, Class F 6.6496% due 11/15/2036 (f)	5,395,000	5,502,900
Crown Castle Towers LLC, Series 2006-1A, Class G 6.7954% due 11/15/2036 (f)	2,775,000	2,830,500
Crown Castle Towers LLC, Series 2006-1A, Class E 6.0652% due 11/15/2036 (f)	1,390,000	1,429,962
CS First Boston Mortgage Securities Corp, Series 2005-C1, Class A3 4.813% due 02/15/2038	2,345,000	2,341,243
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class F 5.10% due 08/15/2038 (b)	3,000,000	1,368,677
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4 5.435% due 09/15/2034	1,539,051	1,586,136
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A4 6.18% due 12/15/2035	1,565,681	1,626,964
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3 6.133% due 04/15/2037	980,254	1,031,546
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A4 4.283% due 10/15/2039	539,140	539,643
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class AX 0.1582% IO due 02/15/2038 (f)	52,971,257	473,335
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class B 5.016% due 04/15/2037	4,091,947	2,133,645

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp., Series 2005-TF2A, Class K 1.4331% due 09/15/2020 (b)(f)	$1,000,000	$803,887
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2 2.7383% IO due 08/19/2045	21,416,509	789,734
Federal Home Loan Mortgage Corp., Series 2005-3019, Class MD 4.75% due 01/15/2031	894,303	923,509
Federal Home Loan Mortgage Corp., Series T-41, Class 3A 7.50% due 07/25/2032	151,985	165,903
Federal National Mortgage Association, Series 2002-W3, Class A5 7.50% due 11/25/2041	280,216	305,575
First Horizon Alternative Mortgage Securities, Series 2006-RE1, Class A1 5.50% due 05/25/2035	2,974,572	2,221,169
First Horizon Alternative Mortgage Securities, Series 2004-AA5, Class B1 2.6357% due 12/25/2034 (b)	706,458	58,942
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A1 6.079% due 05/15/2033	6,249	6,270
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2 6.07% due 06/10/2038	1,102,786	1,155,046
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3 5.349% due 08/11/2036	735,191	763,295
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class XC 0.3105% IO due 06/10/2048 (f)	82,094,862	900,022
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class C 5.133% due 05/10/2043 (b)	3,096,263	1,734,322
G-Force LLC, Series 2005-RR2, Class A4B 5.422% due 12/25/2039 (f)	4,260,000	691,243
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class F 7.0496% due 05/15/2037 (f)	725,000	699,681
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class B 5.5007% due 05/10/2040 (b)	6,983,000	6,815,509
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A3 0.5113% due 06/25/2045 (b)	511,745	160,233
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A 0.6013% due 02/25/2036 (b)	3,690,654	1,061,832
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class XC 0.4026% IO due 08/10/2042 (f)	177,351,179	2,320,658
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class C 5.554% due 03/10/2039 (b)	1,695,000	377,557
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class F 5.633% due 03/10/2039 (b)	935,000	159,091
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.112% due 01/11/2017	$651,827	$662,257
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.444% due 03/10/2039	3,990,000	3,525,343
GS Mortgage Securities Corp. II, Series 2005-GG4, Class XC 0.2546% IO due 07/10/2039 (f)	99,235,776	1,578,266
GS Mortgage Securities Corp. II, Series 2006-GG8, Class X 0.6628% IO due 11/10/2039	58,484,729	1,520,831
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4 5.8051% due 08/10/2045 (b)	5,400,000	4,636,682
GSR Mortgage Loan Trust, Series 2004-9, Class B1 3.9476% due 08/25/2034 (b)	1,577,797	612,529
Harborview Mortgage Loan Trust, Series 2005-11, Class X 2.4293% IO due 08/19/2045	13,288,129	548,135
Harborview Mortgage Loan Trust, Series 2005-16, Class 2A1B 0.5631% due 01/19/2036 (b)	1,353,575	384,995
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A3 3.3628% due 11/19/2034 (b)	627,916	395,321
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X 2.5485% IO due 09/19/2035 (b)	22,235,538	844,257
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A 1.3942% due 12/19/2036 (b)	1,392,337	540,615
Harborview Mortgage Loan Trust, Series 2007-3, Class ES 0.35% due 05/19/2047 (b)	54,489,317	476,782
Harborview Mortgage Loan Trust, Series 2007-4, Class ES 0.35% due 07/19/2047 (b)	57,660,052	504,525
Harborview Mortgage Loan Trust, Series 2007-6, Class ES 0.3425% due 08/19/2037 (b)(f)	42,398,456	370,986
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B 0.7347% due 10/03/2015 (b)(f)	430,000	429,373
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class B1 5.2962% due 01/25/2035	1,024,589	157,678
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X 2.5204% IO due 10/25/2036	39,040,022	1,268,801
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X 2.2541% IO due 10/25/2036	62,195,864	2,102,220
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class B1 4.3355% due 05/25/2035 (b)	1,663,451	50,194
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-CB18, Class A4 5.44% due 06/12/2047	2,440,000	2,125,646
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-LDPX, Class A2S 5.305% due 01/15/2049	2,325,000	2,247,381

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class A3
5.197% due 08/12/2037	$4,138,000	$4,179,368
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3 4.697% due 07/15/2042	7,605,000	7,566,974
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class G 5.3337% due 12/15/2044 (b)	2,460,000	965,113
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.1787% due 12/15/2044 (b)	7,990,000	7,909,873
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM 5.44% due 05/15/2045	3,200,000	2,448,488
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3 5.376% due 07/12/2037	2,568,266	2,669,710
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4B 4.996% due 08/15/2042 (b)	3,625,000	3,093,449
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class B 5.129% due 10/15/2042 (b)	1,335,000	752,868
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 5.8749% due 04/15/2045 (b)	2,675,000	2,577,736
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B 5.447% due 05/15/2045	4,530,000	4,560,013
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class X 0.5722% IO due 05/15/2045	88,945,743	2,110,380
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A5 5.7619% due 01/25/2037 (b)	3,295,596	683,984
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3 5.866% due 09/15/2045 (b)	4,020,000	3,528,393
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A4 6.462% due 03/15/2031	1,470,381	1,555,851
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A2 4.31% due 02/15/2030	1,333,513	1,335,013
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class XCL 0.3631% IO due 02/15/2040 (f)	42,012,581	759,739
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class E 5.2915% due 04/15/2040 (b)	2,990,000	1,080,922
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class G 5.111% due 07/15/2040 (b)(f)	1,999,528	1,002,767
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2 4.885% due 09/15/2030	2,881,947	2,886,717
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4 5.8824% due 06/15/2038 (b)	3,165,000	2,996,110
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3 5.43% due 02/15/2040	$4,235,000	$3,658,148
Lehman XS Trust, Series 2007-10H, Class 2A2 7.50% due 07/25/2037	5,005,999	3,071,328
Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1 3.0232% due 04/21/2034 (b)	1,843,876	1,723,001
Mastr Adjustable Rate Mortgages Trust, Series 2004-8, Class 5A1 3.312% due 08/25/2034 (b)	3,224,361	2,862,648
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1 3.6866% due 03/25/2035 (b)	5,861,599	3,307,278
Merrill Lynch Floating Trust, Series 2006-1, Class A2 0.3631% due 06/15/2022 (b)(f)	4,330,000	3,472,254
Merrill Lynch Mortgage Trust, Series 2008-C1, Class X 0.5587% IO due 02/14/2051 (f)	54,363,710	1,323,854
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 4.864% due 08/12/2039 (b)	1,588,012	1,532,169
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XC 0.0913% IO due 07/12/2038 (f)	272,576,334	1,350,452
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XP 0.1195% IO due 07/12/2038	183,127,831	1,002,716
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6 5.2329% due 11/12/2037 (b)	2,855,000	2,826,161
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A1 5.077% due 11/12/2037	567,932	573,750
Merrill Lynch Mortgage Trust, Series 2006-C2, Class X 0.3634% IO due 08/12/2043	101,301,253	1,913,246
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 5.9093% due 06/12/2046 (b)	4,565,000	4,481,524
MLCC Mortgage Investors, Inc., Series 2005-A, Class A1 0.4613% due 03/25/2030 (b)	114,296	85,343
MLCC Mortgage Investors, Inc., Series 2007-3, Class M1 5.9161% due 09/25/2037 (b)	1,452,544	646,639
MLCC Mortgage Investors, Inc., Series 2007-3, Class M2 5.9161% due 09/25/2037 (b)	546,832	217,982
MLCC Mortgage Investors, Inc., Series 2007-3, Class M3 5.9161% due 09/25/2037 (b)	353,894	137,189
Morgan Stanley Capital I, Series 2005-RR6, Class A2FL 0.4519% due 05/24/2043 (b)	1,701,623	1,535,068
Morgan Stanley Capital I, Series 2007-T27, Class A4 5.6495% due 06/11/2042 (b)	955,000	922,029
Morgan Stanley Capital I, Series 2004-T13, Class A2 3.94% due 09/13/2045	478,557	481,861

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2005-HQ7, Class A2 5.2073% due 11/14/2042 (b)	$2,185,000	$2,238,820
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.2073% due 11/14/2042 (b)	2,795,000	2,755,643
Morgan Stanley Capital I, Series 2005-HQ7, Class AJ 5.2073% due 11/14/2042 (b)	10,560,000	8,258,031
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A 5.23% due 09/15/2042 (b)	2,535,000	2,442,334
Morgan Stanley Capital I, Series 2005-IQ9, Class X1 0.3256% IO due 07/15/2056 (f)	35,200,184	938,335
Morgan Stanley Capital I, Series 2005-T17, Class X1 0.2094% IO due 12/13/2041 (f)	70,964,927	869,675
Morgan Stanley Capital I, Series 2006-IQ12, Class E 5.538% due 12/15/2043 (b)	2,170,000	308,574
Morgan Stanley Capital I, Series 2007-IQ13, Class A4 5.364% due 03/15/2044	3,915,000	3,370,658
Morgan Stanley Capital I, Series 2007-SRR3, Class A 0.5331% due 12/20/2049 (b)(f)	3,000,000	217,500
Morgan Stanley Capital I, Series 2007-SRR3, Class B 0.6331% due 12/20/2049 (b)(f)	3,000,000	127,500
Multi Security Asset Trust, Series 2005-RR4A, Class F 5.88% due 11/28/2035 (b)(f)	580,000	37,700
Provident Funding Mortgage Loan Trust, Series 2005-1, Class B1 4.1915% due 05/25/2035 (b)	1,720,280	470,092
Residential Accredit Loans, Inc., Series 2005-QO4, Class XIO 2.8667% IO due 12/25/2045 (b)	42,946,455	1,610,492
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1 5.50% due 12/25/2034	613,844	568,997
Residential Accredit Loans, Inc., Series 2005-QA12, Class NB5 5.9432% due 12/25/2035 (b)	1,067,755	624,258
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	486,958	495,504
Salomon Brothers Mortgage Securities VII, Series 2001-C1, Class A3 6.428% due 12/18/2035	1,840,452	1,901,100
SBA CMBS Trust, Series 2006-1A, Class H 7.389% due 11/15/2036 (f)	2,090,000	2,150,088
Sequoia Mortgage Trust, Series 2005-3, Class A1 0.4331% due 05/20/2035 (b)	242,035	157,415
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 6A1 5.197% due 09/25/2035 (b)	1,960,004	1,330,742
Structured Asset Securities Corp., Series 1998-RF2, Class A 8.2455% due 07/15/2027 (b)(f)	283,739	255,126
Structured Asset Securities Corp., Series 2003-6A, Class B1 4.1015% due 03/25/2033 (b)	$2,022,157	$960,778
Timberstar Trust, Series 2006-1A, Class A 5.668% due 10/15/2036 (f)	4,800,000	4,560,000
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class D 5.044% due 10/15/2041 (b)	1,000,000	568,714
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class E 5.153% due 10/15/2041 (b)	2,500,000	1,107,277
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class E 5.3546% due 12/15/2044 (b)	3,640,000	1,190,446
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AJ 5.368% due 11/15/2048 (b)	6,235,000	3,189,777
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class XC 0.1229% IO due 03/15/2042 (f)	45,076,014	318,976
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ 4.793% due 05/15/2044	1,862,483	1,390,352
WAMU Commercial Mortgage Securities Trust, Series 2007-SL3, Class A 5.9409% due 03/23/2045 (f)	2,387,083	1,960,206
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class X 1.8718% IO due 10/25/2045	136,775,773	3,590,364
WAMU Mortgage Pass Through Certificates, Series 2005-AR19, Class A1B3 0.5813% due 12/25/2045 (b)	967,937	383,102
WAMU Mortgage Pass Through Certificates, Series 2006-AR4, Class 1A1B 1.4842% due 05/25/2046 (b)	2,469,861	748,604
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1 0.8313% due 10/25/2045 (b)	3,793,990	425,320
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1 0.8313% due 04/25/2045 (b)	4,256,135	485,050
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP 0.7642% IO due 07/25/2047	76,174,306	714,134
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-AR19, Class B1 0.9313% due 12/25/2045 (b)	2,224,514	279,311
Washington Mutual Mortgage Pass-Through, Series 2005-1, Class 6A1 6.50% due 03/25/2035	707,231	594,737
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A3 5.6457% due 10/25/2036 (b)	3,462,071	1,007,713

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $349,718,764)		$293,717,681

ASSET BACKED SECURITIES - 3.68%
Alesco Preferred Funding, Ltd., Series 14A, Class B 0.8988% due 09/23/2037 (b)(f)	2,410,000	24,100

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A6 6.51% due 08/25/2027	$25,024	$21,624
Anthracite, Ltd., Series 2002-2A, Class B 5.488% due 12/24/2037 (f)	2,400,000	1,800,000
Anthracite, Ltd., Series 2002-CIBA, Class A 0.6819% due 05/24/2017 (b)(f)	1,732,558	1,386,047
Arbor Realty Mortgage Securities, Series 2006-1A, Class C 0.8822% due 01/26/2042 (b)(f)	1,895,000	227,400
Arbor Realty Mortgage Securities, Series 2006-1A, Class F 1.3322% due 01/26/2042 (b)(f)	3,145,000	157,250
Argent Securities, Inc., Series 2004-W1, Class M3 1.6813% due 03/25/2034 (b)	439,285	90,619
Bank of America Auto Trust, Series 2009-1A, Class A4 3.52% due 06/15/2016	1,000,000	1,026,102
Bayview Financial Acquisition Trust, Series 2006-A, Class 2A3 0.5813% due 02/28/2041 (b)	1,942,251	1,489,772
BMW Vehicle Lease Trust, Series 2009-1, Class A4 3.66% due 08/15/2013	2,690,000	2,766,249
Capital Trust Re CDO, Ltd., Series 2005-1A, Class C 0.9831% due 03/20/2050 (b)(f)	1,250,000	187,500
Capital Trust Re CDO, Ltd., Series 2005-1A, Class E 2.3331% due 03/20/2050 (b)(f)	834,000	8,340
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B 0.7031% due 03/20/2050 (b)(f)	1,600,000	144,000
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A5 0.2913% due 10/25/2036 (b)	827,330	703,333
Cedarwoods Credit CDO, Ltd., Series 2007-2A, Class B 0.6113% due 02/25/2052 (b)(f)	5,000,000	397,000
Centex Home Equity, Series 2004-D, Class AF4 4.68% due 06/25/2032	780,000	671,724
Centex Home Equity, Series 2005-A, Class M4 1.0313% due 01/25/2035 (b)	321,288	118,977
Contimortgage Home Equity Loan Trust, Series 1995-2, Class A5 8.10% due 08/15/2025	15,428	13,979
Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A2 0.4113% due 06/25/2036 (b)	3,457,575	2,830,591
Credit-Based Asset Servicing and Securitization, Series 2006-CB2, Class AF2 5.501% due 12/25/2036	2,213,222	1,571,952
Credit-Based Asset Servicing and Securitization, Series 2006-MH1, Class B1 6.25% due 10/25/2036 (f)	2,560,000	1,785,679
Crest, Ltd., Series 2000-1A, Class C 7.75% due 08/31/2036 (f)	3,450,000	2,415,000
Crest, Ltd., Series 2002-IGA, Class A 0.7306% due 07/28/2017 (b)(f)	4,769,915	4,292,924
Crest, Ltd., Series 2003-1A, Class B1 1.2056% due 05/28/2038 (b)(f)	2,400,000	1,032,000
CW Capital Cobalt I, Series 2005-1A, Class A1 0.5419% due 05/25/2045 (b)(f)	2,209,004	712,956
DB Master Finance LLC, Series 2006-1, Class-A2 5.779% due 06/20/2031 (f)	$13,160,000	$12,688,214
DB Master Finance LLC, Series 2006-1, Class-M1 8.285% due 06/20/2031 (f)	970,000	819,611
Dillon Read CMBS CDO, Ltd., Series 2006-1A, Class A3 0.9553% due 12/05/2046 (b)(f)	5,025,000	50
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1 7.629% due 04/27/2037 (f)	3,540,000	2,761,200
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (f)	2,995,000	2,566,887
Equity One ABS, Inc., Series 2004-1, Class M2 5.115% due 04/25/2034	315,305	115,839
Equity One ABS, Inc., Series 2004-1, Class M3 5.26% due 04/25/2034	347,886	62,891
Equity One ABS, Inc., Series 2004-2, Class AV2 0.4813% due 07/25/2034 (b)	32,203	21,353
Fremont Home Loan Trust, Series 2004-4, Class M7 1.9513% due 03/25/2035 (b)	732,531	22,707
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 5.29% due 03/25/2016	2,550,000	2,544,242
Highland Park CDO, Ltd., Series 2006-1A, Class A2 0.6619% due 11/25/2051 (b)(f)	8,670,000	867,000
JER CDO, Series 2006-2A, Class AFL 0.5613% due 03/25/2045 (b)(f)	3,462,830	172,736
JER CDO, Series 2006-2A, Class FFL 1.7313% due 03/25/2045 (b)(f)	2,000,000	313
Lehman XS Trust, Series 2005-5N, Class 3A2 0.5913% due 11/25/2035 (b)	2,615,502	896,929
Lehman XS Trust, Series 2005-7N, Class 1A1B 0.5313% due 12/25/2035 (b)	3,060,069	816,048
LNR CDO, Ltd., Series 2006-1A, Class BFL 0.7813% due 05/28/2043 (b)(f)	3,300,000	74,250
Long Beach Mortgage Loan Trust, Series 2004-1, Class M3 0.9313% due 02/25/2034 (b)	1,200,000	998,126
New Century Home Equity Loan Trust, Series 2004-A, Class AII5 5.25% due 08/25/2034	640,289	598,970
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL 0.7319% due 12/24/2050 (b)(f)	4,430,000	221,500
N-Star Real Estate CDO, Ltd. 0.5813% due 07/27/2040 (b)(f)	2,800,000	1,260,000
N-Star Real Estate CDO, Ltd., Series 2006-7A, Class C 0.8313% due 06/22/2051 (f)	3,000,000	150,000
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E 0.9853% due 02/01/2041 (b)(f)	2,360,000	141,600
Option One Mortgage Loan Trust, Series 2004-1, Class M1 1.1313% due 01/25/2034 (b)	761,275	559,976
Ownit Mortgage Loan, Series 2006-1, Class AF2 5.29% due 12/25/2036	3,387,434	1,858,485
Ownit Mortgage Loan, Series 2006-2, Class A2B 5.6329% due 01/25/2037	2,394,345	1,711,934

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Prima Capital, Ltd., Series 2006-CR1A, Class A1 5.417% due 12/25/2048	$3,201,439	$2,241,007
RAIT Preferred Funding, Ltd., Series 2007-2A, Class B 1.0313% due 06/25/2045 (b)(f)	3,000,000	600,000
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF3 4.499% due 07/25/2035	644,518	631,052
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4 4.934% due 07/25/2035	1,870,000	1,340,117
Residential Asset Mortgage Products, Inc., Series 2004-RS9, Class AI4 4.767% due 10/25/2032	407,831	338,251
Residential Asset Mortgage Products, Inc., Series 2004-RZ3, Class AI4 4.572% due 05/25/2033 (b)	313,742	285,037
Structured Asset Securities Corp., Series 2004-6XS, Class M1 4.92% due 03/25/2034	607,663	155,243
Trapeza CDO LLC Series 2007-12A, Class B 0.8441% due 04/06/2042 (b)(f)	3,000,000	150,000
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A3 5.70% due 09/07/2023	7,474	7,467
Wells Fargo Home Equity Trust, Series 2004-2, Class AI5 4.89% due 05/25/2034 (b)	2,451,000	2,342,742

TOTAL ASSET BACKED SECURITIES (Cost $128,211,535)		$65,896,895

PREFERRED STOCKS - 0.41%

Communications - 0.08%
Telephone & Data Systems, Inc., 7.60%	61,654	1,514,222

Consumer, Non-cyclical - 0.09%
Ocean Spray Cranberries, Inc., 6.25% (f)	22,216	1,523,880

Financial - 0.24%
Bank of America Corp., Series MER, 8.625%	75,000	1,840,500
Vale Capital II, 6.75%	28,736	2,373,019

		4,213,519

TOTAL PREFERRED STOCKS (Cost $6,705,462)		$7,251,621

TERM LOANS - 0.03%

Consumer, Cyclical - 0.03%

East Valley Tourist Development 7.7531% due 08/06/2012 (b)	728,511	509,958

TOTAL TERM LOANS (Cost $721,961)		$509,958

WARRANTS - 0.00%

Basic Materials - 0.00%
New Gold, Inc. (Expiration date 06/28/2017, strike price CAD 15.00) *	1	0

TOTAL WARRANTS (Cost $0)		$0

REPURCHASE AGREEMENTS - 0.79%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $14,115,541 on 01/04/2010, collateralized by $13,275,000 Federal Home Loan Mortgage Corp., 4.375% due 08/19/2015 (valued at $14,403,375, including interest)	$14,115,541	$14,115,541

TOTAL REPURCHASE AGREEMENTS (Cost $14,115,541)		$14,115,541

SHORT TERM INVESTMENTS - 0.85%

Federal Home Loan Bank Discount Notes 0.112% due 01/04/2010	$1,488,000	$1,488,000
Federal National Mortgage Association Discount Notes 0.01% due 01/11/2010	3,699,000	3,698,985
U.S. Treasury Bills 0.01% due 02/25/2010	10,000,000	9,999,924

TOTAL SHORT TERM INVESTMENTS (Cost $15,186,881)		$15,186,909

Total Investments (Active Bond Trust) (Cost $1,832,693,193) - 98.31%		$1,759,648,791
Other assets and liabilities, net - 1.69%		30,225,235

TOTAL NET ASSETS - 100.00%		$1,789,874,026

Bond Trust
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 11.31%

U.S. Treasury Bonds - 0.37%
4.50% due 08/15/2039	$5,445,000	$5,321,638

U.S. Treasury Notes - 10.94%
2.125% due 11/30/2014	76,700,000	74,884,511
2.375% due 10/31/2014	28,820,000	28,507,015
3.375% due 11/15/2019	55,000,000	52,903,400

		156,294,926

TOTAL U.S. TREASURY OBLIGATIONS (Cost $163,321,676)		$161,616,564

U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.21%

Federal Agricultural Mortgage Corp. - 0.74% 5.50% due 07/15/2011 (f)	10,010,000	10,569,919

Federal Farm Credit Bank - 0.83% 3.00% due 12/22/2014	12,000,000	11,818,536

Federal Home Loan Bank - 0.08% 5.375% due 05/18/2016	1,095,000	1,210,497

Federal Home Loan Mortgage Corp. - 5.59% 3.789% due 12/01/2039 (b)	21,978,707	22,371,511
4.00% TBA **	25,000,000	25,160,155
4.266% due 09/01/2039 (b)	3,508,448	3,607,277
4.304% due 09/01/2039 (b)	3,034,937	3,089,915

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. (continued)
4.50% TBA **	$25,000,000	$25,691,405

		79,920,263

Federal National Mortgage Association - 5.02%
1.875% due 10/29/2012	5,065,000	5,034,529
3.00% due 10/29/2014	14,345,000	14,233,697
4.00% due 04/01/2024	14,909,563	15,026,627
4.386% due 09/01/2039 (b)	11,964,362	12,209,620
4.399% due 09/01/2039 (b)	9,740,641	9,959,299
4.50% due 10/01/2024	14,762,604	15,212,403

		71,676,175

Government National Mortgage Association - 9.91%
3.50% due 10/20/2039 to 11/20/2039 (b)	48,208,527	48,487,385
3.75% due 10/20/2039 (b)	24,875,078	25,244,846
4.00% due 09/20/2039 to 12/20/2039 (b)	64,555,924	65,880,630
5.00% due 08/15/2039	1,861,010	1,918,585

		141,531,446
Tennessee Valley Authority - 0.04%
5.25% due 09/15/2039	595,000	589,559

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $320,817,712)		$317,316,395

CORPORATE BONDS - 48.58%

Basic Materials - 2.87%
Allegheny Technologies, Inc.
9.375% due 06/01/2019	1,980,000	2,279,085
Arcelormittal
6.125% due 06/01/2018	1,000,000	1,031,836
9.85% due 06/01/2019	4,685,000	6,059,588
Ecolab, Inc.
4.875% due 02/15/2015	125,000	131,901
Gerdau Holdings, Inc.
7.00% due 01/20/2020 (f)	1,505,000	1,546,388
Incitec Pivot Finance LLC
6.00% due 12/10/2019 (f)	1,855,000	1,835,396
International Paper Company
7.95% due 06/15/2018	2,666,000	3,074,991
9.375% due 05/15/2019	5,045,000	6,201,168
Mosaic Company
7.375% due 12/01/2014 (f)	3,000,000	3,211,674
7.625% due 12/01/2016 (f)	150,000	163,955
Newmont Mining Corp.
5.125% due 10/01/2019	4,000,000	4,001,868
Rio Tinto Alcan, Inc.
6.125% due 12/15/2033	225,000	228,826
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013	3,000,000	3,237,111
7.125% due 07/15/2028	4,705,000	5,325,571
8.95% due 05/01/2014	555,000	665,057
RPM International, Inc.
6.50% due 02/15/2018	725,000	741,416
Basic Materials (continued)

Vale Overseas, Ltd. 6.875% due 11/10/2039	$1,265,000	$1,273,506

		41,009,337

Communications - 4.86%
Alltel Corp. 7.00% due 03/15/2016	10,000,000	11,283,520
America Movil SAB de CV 5.75% due 01/15/2015	3,000,000	3,165,144
American Tower Corp. 4.625% due 04/01/2015 (f)	3,730,000	3,772,727
AT&T, Inc. 6.50% due 09/01/2037	3,000,000	3,109,500
6.70% due 11/15/2013	1,640,000	1,850,325
CBS Corp. 5.625% due 08/15/2012	2,000,000	2,090,536
Cellco Partnership / Verizon Wireless Capital LLC 7.375% due 11/15/2013	500,000	574,333
CenturyTel, Inc., Series Q 6.15% due 09/15/2019	1,195,000	1,221,732
Comcast Corp. 4.95% due 06/15/2016	1,050,000	1,078,326
6.50% due 01/15/2015	2,200,000	2,464,779
DirecTV Holdings LLC 4.75% due 10/01/2014 (f)	5,000,000	5,096,680
7.625% due 05/15/2016	2,000,000	2,185,000
Grupo Televisa SA 6.625% due 01/15/2040 (f)	1,660,000	1,641,615
TCI Communications, Inc. 9.80% due 02/01/2012	1,450,000	1,641,117
Telecom Italia Capital SA 5.25% due 11/15/2013	5,000,000	5,258,955
6.175% due 06/18/2014	3,100,000	3,360,068
Telefonica Emisiones SAU 5.877% due 07/15/2019	6,525,000	6,993,691
6.221% due 07/03/2017	3,137,000	3,457,630
Time Warner Cable, Inc. 6.75% due 07/01/2018	3,245,000	3,564,837
Time Warner Entertainment Company LP 8.375% due 03/15/2023	250,000	296,148
Vodafone Group PLC 5.625% due 02/27/2017	5,000,000	5,310,840

		69,417,503

Consumer, Cyclical - 3.21%
Continental Airlines, Inc., Series 981A 6.648% due 09/15/2017	36,540	35,261
CVS Caremark Corp. 5.75% due 06/01/2017	7,000,000	7,387,898
6.302 due 06/01/2062 (b)	1,440,000	1,242,000
Staples, Inc. 9.75% due 01/15/2014	3,750,000	4,569,191
Target Corp. 6.00% due 01/15/2018	6,625,000	7,311,933
Volvo Treasury AB 5.95% due 04/01/2015 (f)	3,155,000	3,255,689
Wal-Mart Stores, Inc. 5.80% due 02/15/2018	10,000,000	11,097,530
Whirlpool Corp. 8.00% due 05/01/2012	3,900,000	4,225,272

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Whirlpool Corp. (continued) 8.60% due 05/01/2014	$6,000,000	$6,793,566

		45,918,340
Consumer, Non-cyclical - 4.80%

Abbott Laboratories 5.60% due 11/30/2017	5,000,000	5,430,030
Altria Group, Inc. 8.50% due 11/10/2013	5,825,000	6,731,545
Anheuser Busch Companies, Inc. 5.05% due 10/15/2016	1,550,000	1,583,415
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 01/15/2015 (f)	3,020,000	3,066,360
5.375% due 01/15/2020 (f)	2,335,000	2,382,305
Bunge, Ltd. Finance Corp. 5.35% due 04/15/2014	2,900,000	2,964,583
ERAC USA Finance Company 5.90% due 11/15/2015 (f)	6,504,000	6,728,258
6.375% due 10/15/2017 (f)	1,850,000	1,868,624
Kraft Foods, Inc. 6.00% due 02/11/2013	300,000	321,722
Kroger Company 3.90% due 10/01/2015	5,000,000	5,027,290
Medco Health Solutions, Inc. 6.125% due 03/15/2013	7,000,000	7,488,852
7.25% due 08/15/2013	300,000	333,287
Miller Brewing Company 5.50% due 08/15/2013 (f)	4,688,000	4,991,496
Novartis Securities Investment, Ltd. 5.125% due 02/10/2019	10,000,000	10,505,260
Philip Morris International, Inc. 5.65% due 05/16/2018	3,500,000	3,680,530
Reynolds American, Inc. 7.25% due 06/01/2013	3,045,000	3,322,168
Watson Pharmaceuticals, Inc. 6.125% due 08/15/2019	2,090,000	2,156,449

		68,582,174
Diversified - 0.40%
Hutchison Whampoa International, Ltd. 5.75% due 09/11/2019 (f)	5,650,000	5,727,750

Energy - 4.91%
Cenovus Energy, Inc. 4.50% due 09/15/2014 (f)	345,000	356,125
DCP Midstream LLC 9.75% due 03/15/2019 (f)	225,000	276,852
Energy Transfer Partners LP 5.95% due 02/01/2015	5,000,000	5,298,015
9.70% due 03/15/2019	5,940,000	7,336,512
Entergy Gulf States Louisiana LLC 6.00% due 05/01/2018	350,000	366,517
Enterprise Products Operating LLC 6.65% due 04/15/2018	1,250,000	1,353,901
Enterprise Products Operating LLC, Series B 5.60% due 10/15/2014	1,990,000	2,119,012
EQT Corp. 8.125% due 06/01/2019	1,000,000	1,155,373
Husky Energy, Inc. 6.20% due 09/15/2017	7,600,000	8,184,311
Kinder Morgan Energy Partners LP 7.75% due 03/15/2032	$4,000,000	$4,511,160
9.00% due 02/01/2019	250,000	307,625
NGPL Pipeco LLC 7.119% due 12/15/2017 (f)	1,030,000	1,136,576
Nustar Logistics 7.65% due 04/15/2018	4,050,000	4,441,586
ONEOK Partners LP 6.15% due 10/01/2016	700,000	735,574
Pennsylvania Electric Company 5.125% due 04/01/2014	5,525,000	5,700,949
Petrobras International Finance Company 5.75% due 01/20/2020	520,000	528,989
Petro-Canada 6.05% due 05/15/2018	2,980,000	3,203,420
Petroleos Mexicanos 4.875% due 03/15/2015 (f)	5,270,000	5,250,501
Plains All American Pipeline LP 4.25% due 09/01/2012	2,225,000	2,296,164
6.50% due 05/01/2018	5,625,000	6,015,302
Questar Market Resources, Inc. 6.80% due 03/01/2020	2,045,000	2,131,514
Spectra Energy Capital LLC 6.20% due 04/15/2018	2,000,000	2,124,028
Valero Logistics 6.875% due 07/15/2012	2,700,000	2,849,340
Woodside Finance, Ltd. 4.50% due 11/10/2014 (f)	2,380,000	2,401,220

		70,080,566

Financial - 20.02%
Aflac, Inc. 6.90% due 12/17/2039	1,415,000	1,394,004
8.50% due 05/15/2019	9,260,000	10,667,427
AMB Property LP 6.625% due 12/01/2019	3,180,000	3,119,036
American Express Company 7.00% due 03/19/2018	500,000	550,636
American Express Credit Corp., Series C 7.30% due 08/20/2013	7,650,000	8,597,690
American Honda Finance Corp. 7.625% due 10/01/2018 (f)	4,410,000	5,041,927
Bank of America Corp. 5.65% due 05/01/2018	7,500,000	7,617,090
Bear Stearns Companies, Inc. 7.25% due 02/01/2018	150,000	172,178
Beaver Valley Funding Corp. 9.00% due 06/01/2017	1,700,000	1,858,032
Boston Properties LP 5.875% due 10/15/2019	2,020,000	2,026,325
Brandywine Operating Partnership LP 7.50% due 05/15/2015	2,400,000	2,438,642
Capital One Financial Corp. 7.375% due 05/23/2014	4,600,000	5,208,267
Caterpillar Financial Services Corp. 7.05% due 10/01/2018	10,225,000	11,704,629
Charles Schwab Corp. 4.95% due 06/01/2014	10,000,000	10,549,340

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Chuo Mitsui Trust & Banking Company 5.506 due 12/29/2049 (b)(f)	$500,000	$458,959
Citigroup, Inc. 5.85% due 12/11/2034	185,000	163,220
6.125% due 11/21/2017	975,000	982,776
6.375% due 08/12/2014	2,670,000	2,795,242
CME Group, Inc. 5.40% due 08/01/2013	5,000,000	5,396,070
5.75% due 02/15/2014	2,500,000	2,734,427
CNA Financial Corp. 6.50% due 08/15/2016	1,190,000	1,169,731
7.35% due 11/15/2019	1,960,000	1,962,287
Credit Suisse New York 5.30% due 08/13/2019	2,225,000	2,285,019
Credit Suisse New York, MTN 5.00% due 05/15/2013	2,000,000	2,132,870
Dexus Finance Property, Ltd. 7.125% due 10/15/2014 (f)	3,245,000	3,334,283
Discover Financial Services 10.25% due 07/15/2019	2,770,000	3,239,149
Duke Realty LP 8.25% due 08/15/2019	6,445,000	6,734,748
Equity One, Inc. 6.25% due 12/15/2014	5,000,000	4,919,120
General Electric Capital Corp., MTN 6.00% due 08/07/2019	5,500,000	5,709,115
Goldman Sachs Group, Inc. 5.125% due 01/15/2015	5,290,000	5,558,483
6.25% due 09/01/2017	2,000,000	2,144,828
6.75% due 10/01/2037	3,150,000	3,237,844
7.50% due 02/15/2019	200,000	233,161
Harley-Davidson Funding Corp. 5.75% due 12/15/2014 (f)	5,215,000	5,294,623
HCP, Inc., MTN 6.30% due 09/15/2016	3,700,000	3,611,363
Health Care REIT, Inc. 5.875% due 05/15/2015	2,500,000	2,448,032
6.20% due 06/01/2016	225,000	218,675
Healthcare Realty Trust, Inc. 6.50% due 01/17/2017	2,910,000	2,882,565
8.125% due 05/01/2011	300,000	315,159
Horace Mann Educators Corp. 6.85% due 04/15/2016	4,750,000	4,732,995
Hyundai Capital Services, Inc. 6.00% due 05/05/2015 (f)	2,300,000	2,401,577
Jefferies Group, Inc. 5.875% due 06/08/2014	3,000,000	3,080,805
6.45% due 06/08/2027	1,500,000	1,278,362
8.50% due 07/15/2019	3,000,000	3,279,387
JPMorgan Chase & Company 3.70% due 01/20/2015	7,000,000	7,020,706
4.65% due 06/01/2014	500,000	526,720
6.00% due 01/15/2018	500,000	537,497
JPMorgan Chase & Company, Series 1 7.90% until 04/30/2018 then variable due 04/29/2049 (b)	250,000	257,865
Liberty Mutual Group, Inc. 7.30% due 06/15/2014 (f)	250,000	256,243
7.50% due 08/15/2036 (f)	2,800,000	2,563,540
Lincoln National Corp. 8.75% due 07/01/2019	$1,175,000	$1,342,560
Mack-Cali Realty LP 7.75% due 08/15/2019	2,975,000	3,078,396
Macquarie Group, Ltd. 7.30% due 08/01/2014 (f)	4,025,000	4,348,876
Massachusetts Mutual Life Insurance Company 5.625% due 05/15/2033 (f)	225,000	191,008
Merrill Lynch & Company, Inc. 7.75% due 05/14/2038	500,000	549,370
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	2,700,000	2,909,083
MetLife, Inc. 6.75% due 06/01/2016	125,000	139,980
Mizuho Financial Group (Cayman), Ltd. 8.375% due 01/29/2049	100,000	99,750
Morgan Stanley 7.30% due 05/13/2019	150,000	168,440
Morgan Stanley, MTN 6.625% due 04/01/2018	10,300,000	11,136,030
Nationwide Health Properties, Inc. 6.50% due 07/15/2011	2,900,000	3,015,284
New York Life Insurance Company 6.75% due 11/15/2039 (f)	3,700,000	3,783,879
Northern Trust Corp. 4.625% due 05/01/2014	150,000	159,843
PNC Funding Corp. 4.25% due 09/21/2015	5,880,000	5,998,217
ProLogis 5.50% due 04/01/2012	3,565,000	3,609,081
5.50% due 03/01/2013	2,990,000	2,957,887
5.625% due 11/15/2015	1,750,000	1,664,056
Prudential Financial, Inc., MTN 3.625% due 09/17/2012	2,375,000	2,410,133
5.15% due 01/15/2013	1,625,000	1,709,468
QBE Insurance Group, Ltd. 9.75% due 03/14/2014 (f)	200,000	226,257
Rabobank Nederland 11.00% due 06/29/2049 (b)(f)	800,000	975,403
Regions Financial Corp. 7.75% due 11/10/2014	2,365,000	2,332,417
Santander Issuances S.A Unipersonal 6.50% due 08/11/2019 (b)(f)	6,500,000	6,756,633
Simon Property Group LP, REIT 5.625% due 08/15/2014	750,000	772,457
6.75% due 05/15/2014	9,000,000	9,591,120
10.35% due 04/01/2019	150,000	188,410
TD Ameritrade Holding Corp. 4.15% due 12/01/2014	7,000,000	6,901,496
5.60% due 12/01/2019	1,965,000	1,951,960
Teachers Insurance Annuity Association of America 6.85% due 12/16/2039 (f)	3,310,000	3,421,673
Teco Finance, Inc. 7.00% due 05/01/2012	4,505,000	4,807,889
Unum Group 7.125% due 09/30/2016	3,385,000	3,507,178
UnumProvident Finance Company, PLC 6.85% due 11/15/2015 (f)	3,707,000	3,772,755

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
W.R. Berkley Corp. 5.60% due 05/15/2015	$4,015,000	$3,971,212
Wachovia Bank NA 5.85% due 02/01/2037	3,500,000	3,348,118
Wachovia Bank NA, BKNT 6.60% due 01/15/2038	500,000	527,740
Wachovia Corp. 4.875% due 02/15/2014	3,140,000	3,193,408
WEA Finance LLC 5.40% due 10/01/2012 (f)	3,785,000	4,015,075
6.75% due 09/02/2019 (f)	2,060,000	2,211,911
Wells Fargo Bank NA 5.75% due 05/16/2016	2,435,000	2,524,323
Westpac Banking Corp. 4.875% due 11/19/2019	2,645,000	2,610,628
Willis North America, Inc. 6.20% due 03/28/2017	2,398,000	2,377,195

		286,099,268

Industrial - 2.97%
Amphenol Corp. 4.75% due 11/15/2014	3,850,000	3,851,351
Commercial Metals Company 7.35% due 08/15/2018	4,325,000	4,610,978
CRH America, Inc. 8.125% due 07/15/2018	3,580,000	4,175,497
CSX Corp. 5.50% due 08/01/2013	500,000	537,076
6.25% due 03/15/2018	3,190,000	3,435,065
Embraer Overseas, Ltd. 6.375% due 01/15/2020	960,000	960,000
GATX Corp. 4.75% due 10/01/2012	5,700,000	5,820,487
General Electric Company 5.00% due 02/01/2013	5,000,000	5,289,800
Holcim US Finance Sarl & Cie SCS 6.00% due 12/30/2019 (f)	380,000	395,538
Ingersoll-Rand Global Holding Company, Ltd. 6.00% due 08/15/2013	2,302,000	2,485,619
6.875% due 08/15/2018	4,830,000	5,353,553
The Boeing Company 3.75% due 11/20/2016	5,000,000	4,833,560
Voto-Votorantim Overseas Trading Operations NV 6.625% due 09/25/2019 (f)	690,000	691,725

		42,440,249

Technology - 0.78%
Fiserv, Inc. 6.80% due 11/20/2017	2,750,000	3,034,479
Oracle Corp. 5.75% due 04/15/2018	2,050,000	2,216,432
Xerox Corp. 8.25% due 05/15/2014	5,100,000	5,850,327

		11,101,238

Utilities - 3.76%
Allegheny Energy Supply Company LLC 5.75% due 10/15/2019 (f)	3,430,000	3,331,658
Appalachian Power Company, Series K 5.00% due 06/01/2017	6,005,000	5,934,219
Aquila, Inc. 11.875% due 07/01/2012	$5,125,000	$5,934,540
Commonwealth Edison Company 5.80% due 03/15/2018	9,189,000	9,745,210
6.15% due 09/15/2017	2,170,000	2,350,143
Delmarva Power & Light Company 6.40% due 12/01/2013	500,000	553,543
Dominion Resources, Inc., Series A 5.60% due 11/15/2016	1,005,000	1,042,945
DTE Energy Company 6.35% due 06/01/2016	3,000,000	3,117,348
7.625% due 05/15/2014	125,000	139,544
Duke Energy Corp. 6.30% due 02/01/2014	5,475,000	6,020,414
FirstEnergy Solutions Company 4.80% due 02/15/2015	2,480,000	2,531,319
ITC Holdings Corp. 5.50% due 01/15/2020 (f)	4,980,000	4,851,680
Kentucky Power Company 6.00% due 09/15/2017 (f)	2,000,000	2,056,416
Monongahela Power Company 7.95% due 12/15/2013 (f)	300,000	329,686
Nevada Power Company 5.875% due 01/15/2015	150,000	160,972
Oncor Electric Delivery Company 6.375% due 05/01/2012	4,500,000	4,860,207
Sempra Energy 6.50% due 06/01/2016	175,000	189,789
8.90% due 11/15/2013	500,000	581,061

		53,730,694

TOTAL CORPORATE BONDS (Cost $694,931,496)		$694,107,119

COLLATERALIZED MORTGAGE
OBLIGATIONS - 15.96%
American Tower Trust, Series 2007-1A, Class C 5.6151% due 04/15/2037	1,025,000	1,045,500
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3571, Class JA 4.50% due 04/15/2023	17,004,984	17,706,244
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3591, Class TA 4.00% due 06/15/2039	14,611,629	14,893,714
Federal Home Loan Mortgage Corp., Series 3571, Class BA 4.50% due 04/15/2023	38,180,182	39,722,199
Federal National Mortgage Association, REMICS, Series 2009-77, Class AB 4.50% due 05/25/2036	14,270,004	14,721,222
Federal National Mortgage Association, REMICS, Series 2009-94, Class DA 4.50% due 10/25/2039	14,597,750	15,109,962
Federal National Mortgage Association, REMICS, Series 2009-96, Class JA 3.50% due 10/25/2024	21,662,239	21,907,364
Government National Mortgage Association, Series 2009-102, Class MA 4.00% due 06/16/2039	43,758,212	45,176,578

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Association, Series 2009-104, Class XA 5.00% due 03/20/2036	$24,915,880	$25,976,108
Government National Mortgage Association, Series 2009-42, Class DA 5.00% due 07/20/2031	15,288,649	16,025,740
Government National Mortgage Association, Series 2009-78, Class AB 5.00% due 01/20/2036	14,797,462	15,481,191
Morgan Stanley Capital I, Series 2007-IQ13, Class A4 5.364% due 03/15/2044	325,000	279,812

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $227,906,041)		$228,045,634

ASSET BACKED SECURITIES - 0.14%
Bayview Financial Acquisition Trust, Series 2006-A, Class 2A3 0.5813% due 02/28/2041 (b)	2,595,142	1,990,563

TOTAL ASSET BACKED SECURITIES
(Cost $2,097,099)		$1,990,563

REPURCHASE AGREEMENTS - 0.48%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $6,855,000 on 01/04/2010, collateralized by $6,445,000 Federal Home Loan Mortgage Corp., 4.375% due 08/17/2015 (valued at $6,992,825, including interest)	$6,855,000	$6,855,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,855,000)		$6,855,000

SHORT TERM INVESTMENTS - 3.85%
U.S. Treasury Bills
0.01% due 02/25/2010	$40,000,000	$39,999,313
0.032% due 02/25/2010	15,000,000	14,999,255

TOTAL SHORT TERM INVESTMENTS
(Cost $54,998,568)		$54,998,568

Total Investments (Bond Trust) (Cost $1,470,927,592) - 102.53%		$1,464,929,843
Other assets and liabilities, net - (2.53)%		(36,133,416)

TOTAL NET ASSETS - 100.00%		$1,428,796,427

Core Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 14.70%

U.S. Treasury Bonds - 2.49%
3.50% due 02/15/2039	$14,580,000	$11,941,924
4.25% due 05/15/2039	5,770,000	5,412,981
4.375% due 11/15/2039	129,000	123,477
4.50% due 08/15/2039	3,910,000	3,821,415
5.375% due 02/15/2031	$3,295,000	$3,640,975
6.25% due 05/15/2030	934,000	1,140,939
8.875% due 02/15/2019	965,000	1,347,985

		27,429,696

U.S. Treasury Notes - 12.21%
0.75% due 11/30/2011	13,144,000	13,058,261
0.875% due 05/31/2011	4,560,000	4,565,522
1.00% due 07/31/2011 to 08/31/2011	6,856,000	6,861,711
1.375% due 10/15/2012	523,000	520,058
2.125% due 11/30/2014	17,513,000	17,098,467
2.375% due 12/31/2014	21,444,000	21,382,027
2.75% due 11/30/2016 to 02/15/2019	18,495,000	17,061,910
3.125% due 05/15/2019	17,639,000	16,704,680
3.375% due 11/15/2019	16,558,000	15,926,809
3.625% due 08/15/2019	21,470,000	21,107,694

		134,287,139

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $165,018,151)		$161,716,835

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.28%

Federal Home Loan Mortgage Corp. - 5.85%
6.149% due 06/01/2037 (b)	402,686	426,169
3.57% due 06/15/2029	88,454	89,996
4.50% due 06/15/2025	735,000	769,475
5.00% due 12/01/2034 to 06/01/2036	5,121,671	5,266,079
5.50% due 01/01/2018 to 12/01/2037	29,025,794	30,736,601
5.61% due 07/01/2038 (b)	2,979,954	3,125,283
5.653% due 10/01/2038 (b)	619,269	649,521
5.682% due 03/01/2036 (b)	905,571	953,350
5.709% due 03/01/2036 (b)	615,256	648,430
5.723% due 02/01/2037 (b)	797,362	838,664
5.811% due 11/01/2038 (b)	2,498,768	2,630,291
5.86% due 09/01/2038 (b)	2,796,843	2,950,703
5.911% due 03/01/2037 (b)	571,277	602,460
5.954% due 06/01/2037 to 03/01/2038 (b)	5,322,049	5,614,591
5.965% due 01/01/2037 (b)	605,644	639,429
5.979% due 05/01/2037 to 11/01/2037 (b)	294,680	311,332
5.993% due 01/01/2037 (b)	4,748,764	5,024,496
6.00% due 10/01/2019 to 03/01/2034	636,584	683,472
6.131% due 04/01/2037 (b)	1,534,750	1,624,154
6.50% due 07/01/2034	678,928	733,614

		64,318,110

Federal National Mortgage Association - 28.88%
4.50% due 11/01/2033	844,146	848,894
4.50% TBA **	60,000,000	59,724,474
5.00% due 09/01/2033 to 07/01/2035	13,584,374	13,989,012
5.00% TBA **	5,200,000	5,336,906
5.50% due 01/01/2018 to 08/01/2037	152,936,925	162,022,054
5.50% TBA **	9,000,000	9,521,719
5.588% due 05/01/2037 (b)	798,282	838,106
5.604% due 02/01/2038 (b)	1,290,161	1,353,208
5.668% due 05/01/2037 (b)	495,159	520,642
5.743% due 05/01/2037 (b)	2,609,542	2,750,003
5.884% due 02/01/2037 (b)	258,646	273,205
5.924% due 01/01/2037 (b)	357,979	378,666

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal National Mortgage Association (continued)
5.925% due 03/01/2037 (b)	$446,781	$472,610
5.959% due 01/01/2037 (b)	696,868	738,634
5.981% due 04/01/2037 (b)	294,684	312,334
6.00% due 10/01/2019 to 05/01/2038	38,364,559	40,883,750
6.011% due 01/01/2037 (b)	281,489	298,105
6.023% due 10/01/2037 (b)	414,294	437,518
6.106% due 12/01/2036 (b)	240,493	255,547
6.123% due 09/01/2037 to 11/01/2037 (b)	1,517,858	1,607,556
6.232% due 09/01/2037 (b)	721,519	762,519
6.272% due 10/01/2036 (b)	587,200	624,450
6.277% due 09/01/2037 (b)	1,094,690	1,167,783
6.331% due 07/01/2037 (b)	123,145	131,634
6.50% due 12/01/2037	2,877,637	3,064,459
6.50% TBA **	2,500,000	2,677,149
7.00% due 06/01/2035 to 01/01/2040 (g)	6,025,130	6,679,845

		317,670,782
Government National Mortgage Association - 3.55%
4.50% TBA **	38,000,000	37,896,095
6.50% due 12/15/2032	1,122,149	1,206,289

		39,102,384

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $417,877,368)		$421,091,276

FOREIGN GOVERNMENT OBLIGATIONS - 1.70%

Brazil - 0.18%
Federative Republic of Brazil
5.625% due 01/07/2041	1,040,000	980,200
5.875% due 01/15/2019	975,000	1,038,375

		2,018,575

Canada - 0.75%
Province of Ontario, Canada
4.00% due 10/07/2019	1,440,000	1,378,862
4.10% due 06/16/2014	6,530,000	6,814,806

		8,193,668

Qatar - 0.25%
State of Qatar
4.00% due 01/20/2015 (f)	770,000	771,925
5.25% due 01/20/2020 (f)	1,220,000	1,229,150
6.40% due 01/20/2040 (f)	770,000	773,850

		2,774,925

South Korea - 0.52%
Republic of Korea 7.125% due 04/16/2019	4,935,000	5,648,971

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $18,223,313)		$18,636,139

CORPORATE BONDS - 24.19%

Basic Materials - 1.14%
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013	1,870,000	2,017,799
9.00% due 05/01/2019	1,610,000	2,037,597
The Dow Chemical Company
4.85% due 08/15/2012	$2,185,000	$2,296,350
8.55% due 05/15/2019	3,535,000	4,217,767
Vale Overseas, Ltd. 6.875% due 11/10/2039	1,965,000	1,978,213

		12,547,726
Communications - 3.73%
America Movil SAB de CV 5.00% due 10/16/2019 (f)	3,132,000	3,062,401
AT&T Broadband Corp. 8.375% due 03/15/2013	2,303,000	2,654,661
British Sky Broadcasting Group PLC 9.50% due 11/15/2018 (f)	1,720,000	2,205,098
British Telecommunications PLC 9.625% due 12/15/2030	795,000	1,013,002
Cellco Partnership / Verizon Wireless Capital LLC
3.75% due 05/20/2011	3,075,000	3,170,835
5.55% due 02/01/2014	775,000	841,090
7.375% due 11/15/2013	4,645,000	5,335,554
8.50% due 11/15/2018	1,675,000	2,077,640
Cisco Systems, Inc.
4.45% due 01/15/2020	2,965,000	2,908,618
5.50% due 01/15/2040	2,745,000	2,624,796
5.90% due 02/15/2039	595,000	601,596
France Telecom SA 7.75% due 03/01/2011	1,265,000	1,355,789
Grupo Televisa SA 6.625% due 01/15/2040 (f)	1,915,000	1,893,791
News America, Inc. 6.90% due 08/15/2039 (f)	965,000	1,052,693
Qwest Corp. 7.50% due 10/01/2014	2,630,000	2,731,913
Rogers Cable, Inc. 5.50% due 03/15/2014	760,000	814,361
Rogers Wireless, Inc. 6.375% due 03/01/2014	3,695,000	4,091,082
Telefonica Emisiones SAU 5.984% due 06/20/2011	1,460,000	1,544,166
Thomson Reuters Corp. 5.95% due 07/15/2013	945,000	1,034,502

		41,013,588

Consumer, Non-cyclical - 2.14%
Altria Group, Inc. 9.70% due 11/10/2018	3,220,000	3,980,458
Amgen, Inc. 6.40% due 02/01/2039	1,980,000	2,172,587
Anheuser-Busch InBev Worldwide, Inc. 7.75% due 01/15/2019 (f)	3,605,000	4,220,716
CareFusion Corp.
4.125% due 08/01/2012 (f)	1,095,000	1,128,857
5.125% due 08/01/2014 (f)	2,355,000	2,475,609
6.375% due 08/01/2019 (f)	1,520,000	1,627,192
Coventry Health Care, Inc. 5.95% due 03/15/2017	2,160,000	1,958,638
Pfizer, Inc. 5.35% due 03/15/2015	3,345,000	3,655,767

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc.
6.875% due 02/15/2038	$2,285,000	$2,361,664

		23,581,488

Diversified - 0.43%
Hutchison Whampoa International, Ltd. 4.625% due 09/11/2015 (f)	4,665,000	4,706,939

Energy - 3.37%
Anadarko Petroleum Corp. 8.70% due 03/15/2019	2,535,000	3,153,327
Cenovus Energy, Inc. 5.70% due 10/15/2019 (f)	1,765,000	1,841,011
Energy Transfer Partners LP
8.50% due 04/15/2014	1,405,000	1,621,786
9.00% due 04/15/2019	2,065,000	2,461,437
Husky Energy, Inc.
5.90% due 06/15/2014	1,085,000	1,182,704
7.25% due 12/15/2019	1,865,000	2,155,192
Kinder Morgan, Inc. 6.50% due 09/01/2012	4,515,000	4,695,600
Petrobras International Finance Company
6.875% due 01/20/2040	1,530,000	1,572,226
7.875% due 03/15/2019	2,325,000	2,680,288
Ras Laffan Liquefied Natural Gas Company, Ltd. III
4.50% due 09/30/2012 (f)	2,015,000	2,083,216
5.50% due 09/30/2014 (f)	2,195,000	2,299,579
Shell International Finance BV 4.00% due 03/21/2014	3,550,000	3,704,535
Suncor Energy, Inc. 6.50% due 06/15/2038	2,090,000	2,196,009
Total Capital SA 3.125% due 10/02/2015	4,320,000	4,266,605
Valero Energy Corp. 9.375% due 03/15/2019	985,000	1,171,557

		37,085,072

Financial - 10.86%
Achmea Hypotheekbank NV 3.20% due 11/03/2014 (f)	4,895,000	4,885,523
American Express Company
7.25% due 05/20/2014	1,685,000	1,901,305
8.15% due 03/19/2038	1,450,000	1,814,183
Bank of America Corp.
5.75% due 12/01/2017	1,550,000	1,587,228
6.00% due 09/01/2017	1,450,000	1,504,990
7.375% due 05/15/2014	4,765,000	5,406,912
Barclays Bank PLC, Series 1 5.00% due 09/22/2016	2,370,000	2,421,694
Bear Stearns Companies, Inc. 6.95% due 08/10/2012	1,160,000	1,296,040
BP Capital Markets PLC 3.875% due 03/10/2015	6,845,000	7,032,649
Capital One Bank USA NA 8.80% due 07/15/2019	1,720,000	2,032,467
Citigroup Funding, Inc. 1.875% due 10/22/2012	3,690,000	3,676,059
Citigroup, Inc. 6.375% due 08/12/2014	2,150,000	2,250,850
Commonwealth Bank of Australia
3.75% due 10/15/2014 (f)	$1,985,000	$1,989,828
5.00% due 10/15/2019 (f)	1,985,000	1,970,770
Credit Suisse New York 6.00% due 02/15/2018	1,895,000	1,982,811
Credit Suisse New York, MTN 5.00% due 05/15/2013	2,225,000	2,372,818
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	4,545,000	3,522,375
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	1,330,000	1,397,501
5.45% due 11/01/2012	3,090,000	3,322,303
6.75% due 10/01/2037	3,065,000	3,150,474
HCP, Inc.
5.65% due 12/15/2013	2,255,000	2,258,924
6.00% due 01/30/2017	440,000	414,085
HCP, Inc., MTN
6.30% due 09/15/2016	705,000	688,111
6.70% due 01/30/2018	760,000	737,302
HSBC Holdings PLC 6.80% due 06/01/2038	1,205,000	1,307,752
JPMorgan Chase & Company 5.375% due 10/01/2012	1,275,000	1,379,716
JPMorgan Chase Bank NA, BKNT 6.00% due 10/01/2017	3,610,000	3,865,133
JPMorgan Chase Capital XXV, Series Y 6.80% due 10/01/2037	2,176,000	2,161,991
Lazard Group LLC
6.85% due 06/15/2017	3,091,000	3,110,736
7.125% due 05/15/2015	3,205,000	3,327,255
Liberty Mutual Group, Inc. 7.50% due 08/15/2036 (f)	1,381,000	1,264,375
Mack-Cali Realty LP 7.75% due 08/15/2019	705,000	729,502
Morgan Stanley
6.00% due 05/13/2014	3,125,000	3,360,006
7.25% due 04/01/2032	1,230,000	1,399,131
Morgan Stanley, MTN
5.25% due 11/02/2012	1,310,000	1,393,775
5.625% due 09/23/2019	1,975,000	1,989,437
5.95% due 12/28/2017	2,755,000	2,841,617
NIBC Bank NV 2.80% due 12/02/2014 (f)	3,370,000	3,279,286
Nordea Bank AB
2.50% due 11/13/2012 (f)	1,955,000	1,947,759
3.70% due 11/13/2014 (f)	2,215,000	2,210,729
Private Export Funding Corp. 3.05% due 10/15/2014	725,000	720,166
Societe Financement de l’Economie Francaise 2.875% due 09/22/2014 (f)	4,475,000	4,440,176
Swedish Export Credit 3.25% due 09/16/2014	4,745,000	4,744,236
US Bank NA, MTN 5.92% due 05/25/2012	1,349,362	1,420,271
WEA Finance LLC
5.40% due 10/01/2012 (f)	1,619,000	1,717,413
6.75% due 09/02/2019 (f)	1,240,000	1,331,441
7.125% due 04/15/2018 (f)	2,485,000	2,716,945
7.50% due 06/02/2014 (f)	2,055,000	2,312,481

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Westpac Banking Corp.
2.25% due 11/19/2012	$3,510,000	$3,501,723
4.875% due 11/19/2019	1,390,000	1,371,937

		119,462,191

Technology - 0.38%
Dell, Inc. 5.875% due 06/15/2019	895,000	947,120
Hewlett-Packard Company 4.75% due 06/02/2014	3,014,000	3,218,521

		4,165,641

Utilities - 2.14%
Dominion Resources, Inc. 8.875% due 01/15/2019	4,295,000	5,352,489
DPL, Inc. 6.875% due 09/01/2011	2,205,000	2,356,543
Duke Energy Corp. 6.30% due 02/01/2014	1,950,000	2,144,257
Enel Finance International SA
5.125% due 10/07/2019 (f)	1,310,000	1,318,091
6.00% due 10/07/2039 (f)	1,615,000	1,623,548
Exelon Generation Company LLC
5.20% due 10/01/2019	670,000	670,299
6.25% due 10/01/2039	1,185,000	1,207,315
FirstEnergy Corp. 6.05% due 08/15/2021	2,175,000	2,194,153
FirstEnergy Solutions Company
4.80% due 02/15/2015	690,000	704,278
6.80% due 08/15/2039	905,000	914,048
Nevada Power Company, Series A 8.25% due 06/01/2011	3,986,000	4,308,683
Progress Energy, Inc. 6.85% due 04/15/2012	670,000	727,279

		23,520,983

TOTAL CORPORATE BONDS (Cost $257,699,634)		$266,083,628

MUNICIPAL BONDS - 0.40%

California - 0.25%
State of California 7.30% due 10/01/2039	2,925,000	2,764,359

Texas - 0.15%
North Texas Tollway Authority 6.718% due 01/01/2049	1,595,000	1,677,446

TOTAL MUNICIPAL BONDS (Cost $4,580,131)		$4,441,805

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.81%
American Tower Trust, Series 2007-1A, Class AFX 5.4197% due 04/15/2037 (f)	485,000	498,338
Asset Securitization Corp., Series 1996-D3, Class A2 7.5561% due 10/13/2026 (b)	1,232,000	1,301,008
Banc of America Commercial Mortgage, Inc., Series 2000-2, Class E 7.634% due 09/15/2032 (b)	495,000	493,673
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2 5.634% due 04/10/2049 (b)	$1,674,000	$1,670,738
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class B 6.309% due 06/11/2035	236,000	240,382
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A5 4.58% due 02/10/2014	110,000	107,678
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A3 5.61% due 11/15/2033	853,000	883,462
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2 4.72% due 11/11/2035 (b)	432,000	443,699
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class A6 4.75% due 02/13/2046 (b)	921,000	893,227
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class A6 4.825% due 11/11/2041	125,000	121,909
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2 6.46% due 10/15/2036	2,807,000	2,946,975
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A3 4.24% due 08/13/2039 (b)	226,408	226,996
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A2 5.286% due 06/11/2041 (b)	892,631	910,006
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 5.468% due 06/11/2041 (b)	464,000	469,015
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 5.405% due 12/11/2040 (b)	6,367,000	6,239,640
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A2 5.588% due 09/11/2042	3,000,000	3,079,336
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2 4.83% due 08/15/2038	981,000	1,003,645
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% due 06/11/2041	1,803,000	1,724,756
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB 4.804% due 09/11/2042	742,000	750,547
Commercial Mortgage Asset Trust 6.975% due 01/17/2032 (b)	3,112,000	3,356,377
Commercial Mortgage Pass Through Certificates, Series 2004-LB3A, Class A5 5.3136% due 07/10/2037 (b)	1,250,000	1,235,676
Commercial Mortgage Pass Through Certificates, Series 2001-J2A, Class A2 6.096% due 07/16/2034 (f)	2,311,000	2,410,055
Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class A4 4.715% due 03/10/2039	2,080,000	2,036,558

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp, Series 2002-CKS4, Class A1 4.485% due 11/15/2036	$3,700	$3,764
CS First Boston Mortgage Securities Corp, Series 2005-C1, Class A3 4.813% due 02/15/2038	262,000	261,580
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class A4 5.10% due 08/15/2038 (b)	2,665,000	2,567,457
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2 4.94% due 12/15/2035	948,000	972,534
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A4 5.014% due 02/15/2038 (b)	311,000	305,220
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A4 6.505% due 02/15/2034	594,281	612,683
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3 6.38% due 12/18/2035	230,851	236,814
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4 5.435% due 09/15/2034	350,795	361,527
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3 6.133% due 04/15/2037	115,000	121,017
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2 5.183% due 11/15/2036	2,122,000	2,192,467
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4 4.801% due 03/15/2036	4,245,000	4,322,832
CS First Boston Mortgage Securities Corp., Series 2003-CPN1, Class A2 4.597% due 03/15/2035	2,189,000	2,200,235
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4 4.832% due 04/15/2037	290,000	279,200
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B 7.18% due 11/10/2033	793,163	807,947
Federal Home Loan Mortgage Corp., REMICS, Series 2005-2934, Class CI 5.00% due 01/15/2034	6,847,000	7,143,821
Federal Home Loan Mortgage Corp., REMICS, Series 2006-3234, Class MC 4.50% due 10/15/2036	103,000	100,110
Federal Home Loan Mortgage Corp., Series 2003-2676, Class CY 4.00% due 09/15/2018	444,000	451,852
Federal Home Loan Mortgage Corp., Series 2003-2690, Class TV 4.50% due 11/15/2025	307,000	317,802
Federal Home Loan Mortgage Corp., Series 2004-2765, Class CT 4.00% due 03/15/2019	292,000	296,868
Federal Home Loan Mortgage Corp., Series 2004-2875, Class HB 4.00% due 10/15/2019	66,000	66,075
Federal Home Loan Mortgage Corp., Series 2005-3008, Class JM 4.50% due 07/15/2025	$314,000	$321,677
Federal Home Loan Mortgage Corp., Series 2005-3028, Class PG 5.50% due 09/15/2035	1,208,863	1,282,594
Federal Home Loan Mortgage Corp., Series 2005-3052, Class MH 5.25% due 10/15/2034	2,034,596	2,154,153
Federal Home Loan Mortgage Corp., Series 2007-3289, Class PC 5.00% due 12/15/2032	1,973,000	2,075,316
Federal Home Loan Mortgage Corp., Series 2009-K003, Class AAB 4.768% due 05/25/2018	1,094,000	1,115,481
Federal Home Loan Mortgage Corp., Series 2590, Class BY 5.00% due 03/15/2018	45,000	47,605
Federal Home Loan Mortgage Corp., Series 3465, Class HA 4.00% due 07/15/2017	18,200	18,813
Federal Home Loan Mortgage Corp., Series K004, Class A2 4.186% due 08/25/2019	2,817,000	2,744,054
Federal Home Loan Mortgage Corp., Series 2003-2558, Class BD 5.00% due 01/15/2018	179,000	190,876
Federal Home Loan Mortgage Corp., Series 2003-2590, Class NU 5.00% due 06/15/2017	385,000	399,058
Federal Home Loan Mortgage Corp., Series 2003-2694, Class QG 4.50% due 01/15/2029	1,484,000	1,543,980
Federal Home Loan Mortgage Corp., Series 2004-2790, Class TN 4.00% due 05/15/2024	414,000	410,998
Federal Home Loan Mortgage Corp., Series 2005-3035, Class PA 5.50% due 09/15/2035	4,607,681	4,914,434
Federal Home Loan Mortgage Corp., Series 2007-3372, Class BD 4.50% due 10/15/2022	351,000	363,993
Federal National Mortgage Association, REMICS, Series 2005-16, Class PE 5.00% due 03/25/2034	3,654,000	3,822,073
Federal National Mortgage Association, Series 2001-81, Class HE 6.50% due 01/25/2032	18,302,499	19,828,968
Federal National Mortgage Association, Series 2002-94, Class HQ 4.50% due 01/25/2018	421,000	440,917
Federal National Mortgage Association, Series 2003-125, Class AY 4.00% due 12/25/2018	124,000	126,082
Federal National Mortgage Association, Series 2004-3, Class HT 4.00% due 02/25/2019	163,000	165,535
Federal National Mortgage Association, Series 2004-80, Class LE 4.00% due 11/25/2019	3,200,000	3,205,757

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association, Series 2004-81, Class KE 4.50% due 11/25/2019	$1,334,000	$1,379,699
Federal National Mortgage Association, Series 2007-77, Class MH 6.00% due 12/25/2036	8,461,026	8,923,125
Federal National Mortgage Association, Series 2008-66, Class B 5.00% due 08/25/2023	126,000	132,823
Federal National Mortgage Association, Series 2009-M1, Class A2 4.287% due 07/25/2019	3,848,000	3,832,536
Federal National Mortgage Association, Series 2009-M2, Class A3 4.001% due 01/25/2019	2,669,000	2,582,865
Federal National Mortgage Association, Series 2003-108, Class BE 4.00% due 11/25/2018	362,000	369,542
Federal National Mortgage Association, Series 2003-3, Class HJ 5.00% due 02/25/2018	338,000	360,318
Federal National Mortgage Association, Series 2004-60, Class PA 5.50% due 04/25/2034	217,021	230,123
Federal National Mortgage Association, Series 2005-58, Class MA 5.50% due 07/25/2035	181,451	194,085
Federal National Mortgage Association, Series 2007-113, Class DB 4.50% due 12/25/2022	415,000	422,423
Federal National Mortgage Association, Series 2007-30, Class MA 4.25% due 02/25/2037	2,390,122	2,453,641
Federal National Mortgage Association, Series 2007-39, Class NA 4.25% due 01/25/2037	1,636,218	1,684,366
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class 2A10 6.00% due 11/25/2036	212,884	170,756
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2 7.202% due 10/15/2032	268,273	274,153
First Union National Bank Commercial Mortgage, Series 2002-C1, Class A2 6.141% due 02/12/2034	615,486	643,722
First Union National Bank Commercial Mortgage, Series 2001-C4, Class B 6.417% due 12/12/2033	305,000	310,617
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1 5.56% due 06/10/2038	333,688	340,715
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3 6.269% due 12/10/2035	352,000	370,918
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4 5.3341% due 11/10/2045 (b)	3,533,000	3,450,298
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A3 6.03% due 08/11/2033	58,957	59,536
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2 7.455% due 08/16/2033 (b)	$49,644	$50,364
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2 4.93% due 07/10/2039	528,000	538,937
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2 5.4847% due 05/10/2040 (b)	278,000	287,514
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A4 5.023% due 04/10/2040	1,052,000	1,070,076
Government National Mortgage Association, Series 2006-37, Class JG 5.00% due 07/20/2036	254,000	262,522
Greenwich Capital Commercial Funding Corp, Series 2005-GG3, Class A4 4.799% due 08/10/2042 (b)	774,000	747,182
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A6 5.135% due 06/10/2036 (b)	696,000	708,295
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5 5.224% due 04/10/2037 (b)	5,711,000	5,409,516
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class AAB 5.19% due 04/10/2037 (b)	1,512,000	1,529,756
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 5.9181% due 07/10/2038 (b)	2,992,000	2,727,931
GS Mortgage Securities Corp II, Series 2001-GL3A, Class A2 6.449% due 08/05/2018 (b)(f)	3,240,000	3,397,946
GS Mortgage Securities Corp II, Series 2005-GG4, class AABA 4.68% due 07/10/2039	307,000	308,285
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB9, Class A4 5.3765% due 06/12/2041 (b)	1,363,000	1,372,694
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2002-CIB4, Class A3 6.162% due 05/12/2034	3,452,000	3,634,482
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2003-PM1A, Class A4 5.326% due 08/12/2040 (b)	1,947,000	1,989,294
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-CB19, Class A2 5.745% due 02/12/2049 (b)	314,000	322,210
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2007-LDPX, Class A2S 5.305% due 01/15/2049	4,971,000	4,805,045
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3 6.465% due 11/15/2035	1,269,000	1,333,345
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2 5.8609% due 04/15/2045 (b)	642,000	657,990
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2008-C2, Class A1 5.017% due 02/12/2051	84,551	86,196

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-IWST, Class A2 5.633% due 12/05/2019 (f)	$2,384,000	$2,361,519
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3 5.857% due 10/12/2035	968,000	1,007,845
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2 5.161% due 10/12/2037	150,000	154,632
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4 4.918% due 10/15/2042 (b)	739,000	710,498
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2 7.371% due 08/15/2032 (b)	142,540	142,491
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3 6.26% due 03/15/2033	1,621,283	1,667,847
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% due 12/12/2044 (b)	1,332,000	1,283,000
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A2 6.51% due 12/15/2026	480,838	493,102
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A4 4.563% due 09/15/2026	580,498	595,913
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A5 4.853% due 09/15/2031	693,000	713,485
LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A5 4.628% due 10/15/2029	495,000	481,695
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A3 5.398% due 02/15/2040	791,000	780,515
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AAB 5.403% due 02/15/2040	268,000	257,076
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2 7.37% due 08/15/2026	362,172	367,613
LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2 6.653% due 11/15/2027	363,000	377,669
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A4 5.594% due 06/15/2031	2,315,000	2,421,778
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4 4.166% due 05/15/2032	901,000	892,784
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A4 5.124% due 11/15/2032 (b)	391,000	384,990
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class A4 5.236% due 11/12/2035 (b)	1,208,000	1,225,819
Merrill Lynch Mortgage Trust, Series 2005-CIP1, class A3A 4.949% due 07/12/2038 (b)	721,000	725,516
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2 5.439% due 02/12/2039 (b)	$1,493,000	$1,515,204
Morgan Stanley Capital I, Series 2003-IQ4, Class A2 4.07% due 05/15/2040	290,000	282,871
Morgan Stanley Capital I, Series 2004-HQ4, Class A7 4.97% due 04/14/2040	4,228,000	4,125,773
Morgan Stanley Capital I, Series 2004-IQ7, Class A4 5.4016% due 06/15/2038 (b)	2,705,000	2,716,360
Morgan Stanley Capital I, Series 2004-T15, Class A4 5.27% due 06/13/2041 (b)	748,000	749,219
Morgan Stanley Capital I, Series 2005-HQ5, Class A4 5.168% due 01/14/2042	382,000	376,524
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989% due 08/13/2042	4,820,000	4,665,640
Morgan Stanley Capital I, Series 2005-T17, Class A4 4.52% due 12/13/2041	136,000	137,028
Morgan Stanley Capital I, Series 2005-T17, Class A5 4.78% due 12/13/2041	349,000	342,645
Morgan Stanley Capital I, Series 2006-HQ8, Class A2 5.374% due 03/12/2044	65,000	66,086
Morgan Stanley Capital I, Series 2007-HQ11, Class A31 5.439% due 02/12/2044 (b)	1,058,000	1,047,164
Morgan Stanley Capital I, Series 2003-IQ5, Class A4 5.01% due 04/15/2038	714,448	730,639
Morgan Stanley Capital I, Series 2003-T11, Class A4 5.15% due 06/13/2041	1,383,000	1,419,161
Morgan Stanley Capital I, Series 2004-HQ3, Class A4 4.80% due 01/13/2041	461,000	449,509
Morgan Stanley Capital I, Series 2005-HQ5, Class AAB 5.037% due 01/14/2042	685,000	697,164
Morgan Stanley Capital I, Series 2005-HQ7, Class AAB 5.1849% due 11/14/2042 (b)	1,038,000	1,059,410
Morgan Stanley Capital I, Series 2006-HQ8, Class A4 5.3853% due 03/12/2044 (b)	1,726,000	1,664,480
Morgan Stanley Dean Witter Capital I, Series 2002-HQ, Class A3 6.51% due 04/15/2034	409,877	432,274
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A4 5.74% due 12/15/2035	346,975	362,475
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2 4.92% due 03/12/2035	4,623,000	4,700,555
Morgan Stanley Dean Witter Capital I, Series 2003-TOP9, Class A2 4.74% due 11/13/2036	780,000	793,130
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39% due 10/15/2035	1,045,112	1,093,802

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A1S 0.3413% due 02/25/2047 (b)	$88,208	$66,565
Nomura Asset Securities Corp. 6.69% due 03/15/2030	3,059,638	3,250,300
Salomon Brothers Mortgage Securities VII Inc, Series 2002-KEY2, Class A3 4.865% due 03/18/2036	3,000,000	3,065,857
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2 4.467% due 03/18/2036	349,499	357,884
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	1,803,834	1,835,491
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4 6.287% due 04/15/2034	337,000	355,070
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3 4.957% due 08/15/2035 (b)	785,000	782,319
Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class A3 4.445% due 11/15/2035	186,000	186,012
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4 4.935% due 04/15/2042	209,000	203,183

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $213,327,942)		$217,839,287

ASSET BACKED SECURITIES - 5.51%
BA Credit Card Trust, Series 2006-A11, Class A11 0.2631% due 04/15/2016 (b)	2,369,000	2,279,539
BA Credit Card Trust, Series 2007-A4, Class A4 0.2731% due 11/15/2019 (b)	8,010,000	7,304,366
Bank of America Auto Trust, Series 2009-3A, Class A4 2.67% due 12/15/2016 (f)	1,611,000	1,599,180
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3 5.05% due 02/15/2016	4,326,000	4,642,673
Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5 4.85% due 04/22/2015	1,264,000	1,354,377
Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5 2.25% due 12/23/2014	7,956,000	7,912,729
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2A 0.2713% due 12/25/2036 (b)	112,992	95,168
Daimler Chrysler Auto Trust, Series 2008-B, Class A2B 1.1647% due 07/08/2011 (b)	496,437	496,960
Discover Card Master Trust I, Series 2006-3, Class A1 0.2631% due 03/15/2014 (b)	1,438,000	1,420,654
Discover Card Master Trust, Series 2009-A1, Class A1 1.5331% due 12/15/2014 (b)	1,275,000	1,281,247
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (f)	$480,000	$411,388
Harley-Davidson Motorcycle Trust, Series 2006-3, Class A4 5.22% due 06/15/2013	800,000	826,215
Harley-Davidson Motorcycle Trust, Series 2009-1, Class A4 4.55% due 01/15/2017	1,615,000	1,685,328
Harley-Davidson Motorcycle Trust, Series 2009-2, Class A4 3.32% due 02/15/2017	853,000	866,631
Harley-Davidson Motorcycle Trust, Series 2009-3, Class A4 2.54% due 04/15/2017	852,000	851,073
Harley-Davidson Motorcycle Trust, Series 2009-4, Class A4 2.40% due 07/15/2014	758,000	753,105
Harley-Davidson Motorcycle Trust, Series 2008-1, Class A3A 4.25% due 02/15/2013	424,000	432,950
Hyundai Auto Receivables Trust, Series 2009-A, Class A4 3.15% due 03/15/2016	689,000	697,681
MBNA Master Credit Card Trust, Series 1997-B, Class A 0.3931% due 08/15/2014 (b)	2,733,000	2,678,172
Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2A 0.2713% due 01/25/2037 (b)	49,567	46,761
Morgan Stanley Home Equity Loans, Series 2007-1, Class A1 0.2813% due 12/25/2036 (b)	44,890	43,614
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4 4.74% due 08/17/2015	438,000	465,163
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-2A, Class A 0.2931% due 05/15/2015 (b)(f)	1,431,000	1,347,749
SLC Student Loan Trust, Series 2008-1, Class A4A 1.8536% due 12/15/2032 (b)	5,939,000	6,221,942
SLM Student Loan Trust, Series 2002-5, Class A4L 0.4036% due 09/17/2018 (b)	407,461	403,900
SLM Student Loan Trust, Series 2003-3, Class A4 0.4736% due 12/15/2017 (b)	445,366	442,236
SLM Student Loan Trust, Series 2003-6, Class A4 0.4536% due 12/17/2018 (b)	359,226	357,047
SLM Student Loan Trust, Series 2008-4, Class A4 1.9322% due 07/25/2022 (b)	1,294,000	1,348,373
SLM Student Loan Trust, Series 2008-5, Class A2 1.3822% due 10/25/2016 (b)	872,000	885,350
SLM Student Loan Trust, Series 2008-5, Class A4 1.9822% due 07/25/2023 (b)	4,011,000	4,191,851
SLM Student Loan Trust, Series 2008-6, Class A4 1.3822% due 07/25/2023 (b)	2,442,000	2,460,868
Swift Master Auto Receivables Trust, Series 2007-1, Class A 0.3331% due 06/15/2012 (b)	434,000	430,122

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Target Credit Card Master Trust, Series 2005-1, Class A 0.2913% due 10/27/2014 (b)	$3,925,000	$3,873,781
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3 5.41% due 08/12/2011	60,301	60,453
World Omni Auto Receivables Trust, Series 2009-A, Class A4 5.12% due 05/15/2014	375,000	399,304

TOTAL ASSET BACKED SECURITIES
(Cost $59,856,411)		$60,567,950

SUPRANATIONAL OBLIGATIONS - 0.39%
Government - 0.39%
Export-Import Bank of Korea
5.50% due 10/17/2012	1,635,000	1,739,719
5.875% due 01/14/2015	2,415,000	2,591,565

		4,331,284

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $4,136,134)		$4,331,284

SHORT TERM INVESTMENTS - 2.84%
State Street Institutional Liquid Reserves Fund, 0.1272%	$31,227,408	$31,227,408

TOTAL SHORT TERM INVESTMENTS
(Cost $31,227,408)		$31,227,408

Total Investments (Core Bond Trust) (Cost $1,171,946,492) - 107.82%		$1,185,935,612
Other assets and liabilities, net - (7.82)%		(85,985,686)

TOTAL NET ASSETS - 100.00%		$1,099,949,926

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
5.50%, TBA **	$18,000,000	$19,000,001
6.00%, TBA **	4,500,000	$4,766,485

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $23,942,188)		$23,766,486

Total Securities Sold Short (Core Bond Trust) (Proceeds $23,942,188)		$23,766,486

Floating Rate Income Trust

	Shares or Principal Amount	Value

CORPORATE BONDS - 9.14%

Basic Materials - 0.84%
NewPage Corp. 11.375% due 12/31/2014 (f)	$5,500,000	$5,555,000

Communications - 1.54%
iPCS, Inc. 2.4056% due 05/01/2013 (b)(f)	5,500,000	5,142,500
Sprint Capital Corp. 7.625% due 01/30/2011	5,000,000	5,118,750

		10,261,250

Consumer, Cyclical - 1.27%
Blockbuster, Inc. 11.75% due 10/01/2014 (f)	2,000,000	1,900,000
Continental Airlines, Inc., Series 01-1 6.503% due 12/15/2012	375,000	375,000
Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	1,175,751	1,137,539
Continental Airlines, Inc., Series 981A 6.648% due 09/15/2017	260,999	251,864
Continental Airlines, Inc., Series 991A 6.545% due 02/02/2019	1,582,441	1,550,792
Harrahs Operating Escrow LLC 11.25% due 06/01/2017 (f)	1,500,000	1,569,375
Neiman Marcus Group, Inc., PIK 9.00% due 10/15/2015	1,289,904	1,260,881
Station Casinos, Inc. 7.75% due 08/15/2016 ^	2,550,000	398,438

		8,443,889

Consumer, Non-cyclical - 0.02%
Dole Food Company, Inc. 13.875% due 03/15/2014 (f)	123,000	147,908

Energy - 1.79%
Chesapeake Energy Corp. 7.625% due 07/15/2013	5,795,000	6,070,262
Hercules Offshore LLC 10.50% due 10/15/2017 (f)	3,750,000	3,956,250
Murray Energy Corp. 10.25% due 10/15/2015 (f)	1,895,000	1,885,525

		11,912,037

Financial - 1.09%
Ford Motor Credit Company LLC 12.00% due 05/15/2015	5,400,000	6,261,991
GMAC LLC 7.75% due 01/19/2010 (f)	1,000,000	1,000,000

		7,261,991

Industrial - 1.87%
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375% due 05/01/2012	3,250,000	3,371,875
Nortek, Inc. 11.00% due 12/01/2013	2,511,111	2,624,111
RailAmerica, Inc. 9.25% due 07/01/2017	6,075,000	6,462,281

		12,458,267

Technology - 0.12%
Freescale Semiconductor, Inc. 10.125% due 12/15/2016	1,005,000	809,025

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities - 0.60%
Calpine Corp. 7.25% due 10/15/2017 (f)	$4,171,000	$4,004,160

TOTAL CORPORATE BONDS (Cost $57,552,007)		$60,853,527

COMMON STOCKS - 0.34%

Basic Materials - 0.32%
Georgia Gulf Corp. *	123,517	2,146,726

Industrial - 0.02%
Nortek, Inc. *	2,500	87,500

TOTAL COMMON STOCKS (Cost $2,076,735)		$2,234,226

TERM LOANS - 84.27%

Basic Materials - 8.86%
Ashland, Inc. 7.65% due 11/20/2013 (b)	1,942,511	1,968,735
Berry Plastics Holding Company 2.30% due 04/03/2015 (b)	6,872,499	5,944,711
Georgia Gulf Corp., Term Loan B 0.00% due 09/01/2013 (i)	500,000	496,514
Georgia Pacific LLC, Tranche B2 1.7743% due 12/20/2012 (b)	1,270,175	1,224,925
Georgia-Pacific LLC 3.51% due 12/20/2014 (b)	5,339,327	5,303,286
Georgia-Pacific LLC, Tranche B1 2.316% due 12/23/2013 (b)	2,460,777	2,373,112
Graham Packaging Company, Inc., Tranche C 6.75% due 04/05/2014 (b)	4,621,127	4,642,305
Graphic Packaging, Inc., Tranche B 7.35% due 05/03/2014 (b)	5,546,190	5,328,674
Graphic Packaging, Inc., Tranche C 3.265% due 05/16/2014 (b)	1,967,745	1,909,260
Lyondell Chemical Company
4.210% due 02/03/2010 (b)	6,282,700	6,486,888
5.00% due 12/20/2014 (b)	11,600,738	8,570,045
13.00% due 02/03/2010 (b)(h)	4,289,039	4,460,601
Nalco Company 6.50% due 05/06/2016 (b)	3,980,000	4,029,750
Noranda Aluminum, Inc., Term Loan B 2.246% due 05/18/2014 (b)	7,544,273	6,211,449

		58,950,255

Communications - 17.38%
Charter Communications, Inc., Tranche B 7.4521% due 03/15/2014 (b)	13,172,503	12,332,756
Charter Communications, Inc., Tranche B2 7.8675% due 03/06/2014 (b)	3,505,360	3,566,703
Citadel Broadcasting Corp., Tranche A 1.931% due 06/12/2013 (b)	500,000	366,666
Citadel Broadcasting Corp., Tranche B 6.86% due 06/12/2014 (b)	8,775,000	6,475,222
CMP Susquehanna Corp. 7.40% due 06/07/2013 (b)	1,399,845	1,023,636
Dex Media West LLC, Tranche B 7.00% due 10/13/2014 (b)	6,148,612	5,656,723
Direct TV Holdings, Inc., Tranche C 5.25% due 04/13/2013 (b)	4,907,657	4,908,536
Idearc, Inc., Tranche B 7.4825% due 11/01/2014 * (b)	$8,159,373	$4,219,073
Insight Midwest Holdings LLC, Tranche B 7.65% due 04/10/2014 (b)	3,250,000	3,087,500
Level 3 Communications, Inc., Tranche B 7.65% due 03/01/2014 (b)	3,500,000	3,173,335
Lodgenet Entertainment Corp., Tranche B 7.4521% due 04/04/2014 (b)	4,926,202	4,458,213
MetroPCS Wireless, Inc. Tranche B 2.661% due 02/20/2014 (b)	4,660,400	4,439,031
Newsday LLC 9.75% due 07/15/2013 (b)	7,022,000	7,414,059
Nielsen Finance, Tranche B 8.25% due 08/15/2013 (b)	4,052,777	3,777,525
Panamsat Corp., Tranche B 8.00% due 06/30/2013 (b)	14,034,519	13,201,220
Quebecor World, Inc., Tranche B 6.50% due 01/17/2013 (b)	2,376,786	2,246,063
Qwest Corp., Term Loan B 6.95% due 06/30/2010 (b)	5,500,000	5,496,563
Sinclair Television Group 6.50% due 10/16/2015 (b)	4,000,000	4,005,000
Telesat Canada, Tranche D Delayed Draw 8.3139% due 10/15/2014 (b)	5,306,794	5,060,405
Tribune Company 7.426% due 06/04/2010 ^ (b)	2,462,857	1,391,514
Univision Communications, Inc., Tranche B 7.60% due 09/15/2014 (b)	16,375,000	14,197,125
UPC Broadband Holding NV
2.011% due 03/30/2014 (b)	1,565,583	1,462,516
3.761% due 10/17/2013 (b)	1,934,417	1,875,417
Virgin Media Tranche B4 7.50% due 01/15/2014 (b)	1,958,787	1,855,950

		115,690,751

Consumer, Cyclical - 31.43%
Allison Transmission, Inc., Tranche B 3.00% due 08/07/2014 (b)	4,168,204	3,814,949
AMC Entertainment, Inc., Term Loan B 6.717% due 01/26/2013 (b)	2,221,716	2,095,202
Amscan Holdings, Inc., Tranche B 7.61% due 05/01/2013 (b)	5,074,618	4,567,156
Aramark Corp. 7.5788% due 01/31/2014 (b)	5,052,488	4,779,866
Bolthouse Farms, Inc., Tranche B 6.59% due 12/16/2012 (b)	1,735,416	1,679,883
Carmike Cinemas, Inc., Term Loan 6.5903% due 05/19/2012 (b)	4,701,402	4,554,483
8.3646% due 05/19/2012 (b)	3,526,932	3,416,715
CCM Merger, Inc., Tranche B 5.65% due 07/21/2012 (b)	7,488,634	7,282,697
Cedar Fair LP 2.230% due 08/30/2014 (b)	1,621,710	1,600,088
Cedar Fair LP, Tranche B 4.230% due 06/13/2012 (b)	5,414	5,342
Cinemark, Inc., Tranche C 4.575% due 03/31/2011 (b)	2,490,983	2,365,545
Community Health Systems, Inc., Tranche B 7.6143% due 07/02/2014 (b)	14,476,270	13,635,836

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical (continued)
DaVita, Inc. 6.80% due 03/15/2014 (b)	$3,158,044	$3,057,164
Delta Air Lines, Inc. 8.75% due 09/16/2013 (b)	1,000,000	998,750
Delta Air Lines, Inc., Tranche A 6.377% due 04/30/2012 (b)	4,885,152	4,303,003
Dole Food Company, Inc., Letter of Credit 6.75% due 04/12/2013 (b)	1,620,574	1,631,378
Dollar General Corp., Tranche B 7.7056% due 07/15/2014 (b)	4,975,000	4,797,144
Education Management, Tranche C 7.66% due 06/12/2013 (b)	3,533,753	3,309,950
First Data Corp., Tranche B2 8.0908% due 10/15/2014 (b)	12,907,299	11,414,892
General Nutrition Center, Tranche B 7.60% due 09/06/2013 (b)	7,110,058	6,603,466
Golden Nugget, Inc., Tranche B 7.35% due 06/14/2014 (b)	3,735,511	2,451,429
Harrahs Operating Company, Inc. 9.50% due 10/31/2016 (b)	8,000,000	7,942,504
Harrahs Operating Company, Inc., Tranche B2 3.282% due 02/28/2015 (b)	8,531,807	6,887,659
Hawker Beechcraft Corp., Inc., Tranche B 7.40% due 03/26/2014 (b)	6,274,076	4,674,186
HCA, Inc., Tranche B 2.533% due 11/01/2013 (b)	16,502,492	15,743,377
Health Management Associates, Inc., Tranche B 7.15% due 01/16/2014 (b)	6,511,787	6,056,776
HVHC, Inc., Tranche B 7.8576% due 08/15/2013 (b)	2,770,322	2,673,361
Iasis Healthcare Corp., Tranche B 7.35% due 05/01/2014 (b)	4,267,315	3,969,670
Iconix, Inc., Tranche B 7.60% due 05/01/2014 (b)	1,777,411	1,675,210
Las Vegas Sands LLC, Tranche B 7.1986% due 05/08/2014 (b)	12,835,605	11,205,945
Manor Care, Tranche B 8.0097% due 11/15/2014 (b)	5,377,005	5,000,615
Metro-Goldwyn-Mayer, Inc., Term Loan B 5.4243% due 04/08/2011 (b)	7,169,985	4,578,544
Michaels Stores, Inc. 2.50% due 07/31/2016 (b)	4,521,078	4,246,585
Michaels Stores, Inc., Tranche B 7.7056% due 10/31/2013 (b)	3,359,463	3,024,568
National Cinemedia LLC, Tranche B 2.01% due 02/01/2015 (b)	1,000,000	932,000
Neiman Marcus Group, Inc., Tranche B 6.9469% due 03/13/2013 (b)	10,272,966	9,278,687
Novelis, Inc., Term Loan 2.25% due 07/06/2014 (b)	4,443,191	4,050,444
Petco Animal Supplies, Inc., Tranche B 2.565% due 11/15/2013 (b)	4,405,188	4,175,489
Pharmaceutical Health Technologies, Tranche B 2.496% due 04/15/2014 (b)	2,165,103	1,833,572
QUIZNO’S Corp. 7.35% due 05/05/2012 (b)	1,959,391	1,595,271
Regal Cinemas, Tranche B 2.5421% due 10/19/2010 (b)	1,287,759	1,280,604
Royalty Pharma, Tranche B 6.945% due 05/15/2014 (b)	$1,815,090	$1,762,906
Sally Holdings LLC, Tranche B 7.90% due 11/15/2013 (b)	4,101,510	3,894,236
SugarHouse Gaming 11.25% due 09/15/2016 (b)	2,000,000	1,962,500
Transdigm, Term Loan B 2.289% due 07/01/2012 (b)	1,505,000	1,439,426
Tropicana Entertainment, Tranche B 7.86% due 12/15/2011 ^ (b)	4,000,000	1,205,000
United Air Lines, Inc., Tranche B 7.4521% due 01/12/2014 (b)	8,760,041	6,850,352
Vanguard Health Holdings, Tranche B 6.409% due 05/18/2011 (b)	529,888	518,496
Venetian Macau, Tranche B 7.75% due 04/01/2013 (b)	2,221,777	2,098,468
Venetian Macau, Tranche Delayed Draw 1.375% due 04/01/2013 (b)	288,598	272,581

		209,193,970

Consumer, Non-cyclical - 12.11%
Adesa, Inc., Tranche B 7.60% due 09/22/2013 (b)	2,788,955	2,628,590
Affinion Group, Tranche B 6.8438% due 10/17/2012 (b)	5,941,374	5,552,214
Asurion Corp. Tranche B 7.466% due 07/02/2014 (b)	3,990,000	3,812,114
Bausch & Lomb, Inc., Tranche B 8.25% due 04/11/2015 (b)	4,804,651	4,564,419
Biomet, Inc., Tranche B 3.281% due 03/25/2015 (b)	4,283,957	4,087,610
Fenwal, Inc. 7.61% due 03/01/2014 (b)	8,904,986	7,558,107
Ford Motor Company, Tranche B 8.466% due 11/29/2013 (b)	14,795,136	13,648,513
Hanger Orthopedic Group, Inc., Tranche B 7.70% due 07/15/2014 (b)	2,963,370	2,785,568
Hertz Corp. 6.75% due 01/21/2012 (b)	5,801,473	5,487,573
Sensata Technologies, Term Loan B 6.9451% due 04/27/2013 (b)	5,919,778	5,250,104
Thomson Learning, Tranche B 8.50% due 07/05/2014 (b)	7,090,514	6,452,368
US Investigations Services, Inc., Tranche B 3.253% due 02/21/2015 (b)	7,999,891	7,149,902
Visteon, Tranche B 8.4153% due 06/20/2013 (b)	4,500,000	4,950,000
Warner Chilcott PLC 5.75% due 12/31/2019 (b)	5,288,136	5,289,754
West Corp., Tranche B 2.623% due 10/01/2013 (b)	1,469,774	1,380,538

		80,597,374

Energy - 5.77%
Ashmore Energy International, Tranche B 3.246% due 05/30/2014 (b)	3,724,636	3,394,074
Brand Energy Services, Tranche B 7.65% due 02/07/2014 (b)	6,410,604	5,929,809
Dynegy Holdings, Inc. 4.00% due 04/02/2013 (b)	1,319,265	1,259,348

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Energy (continued)
Energy Future Holdings Corp., Tranche B3 8.50% due 10/10/2014 (b)	$15,500,090	$12,485,323
Express Energy Service, Term Loan 9.50% due 07/02/2013 (b)	3,769,869	1,671,307
Hercules Offshore LLC, Tranche B 7.1986% due 07/11/2013 (b)	2,963,300	2,828,470
NRG Energy, Inc. 6.15% due 02/01/2013 (b)	231,491	219,859
NRG Energy, Inc., Tranche B 2.022% due 02/01/2013 (b)	4,294,783	4,078,970
Semgroup LP 8.50% due 11/23/2012 (b)	3,500,000	3,430,000
Venoco, Inc. 9.4799% due 05/01/2014 (b)	3,472,428	3,117,591

		38,414,751

Financial - 2.54%
Chrysler Financial, Tranche B 4.25% due 08/03/2012 (b)	3,470,838	3,378,281
CIT Group, Inc. 13.00% due 01/18/2012 (b)	5,000,000	5,178,125
Realogy Corp. 8.35% due 09/01/2014 (b)	3,491,071	3,095,418
Realogy Corp., 2nd Lien Fixed Rate Term Loan A 13.50% due 10/15/2017 (b)	5,000,000	5,283,335

		16,935,159

Industrial - 3.04%

Dubai Aerospace Enterprise, Term Loan Strip 8.45% due 07/31/2014 (b)	7,781,594	7,120,159
Sunguard Homes 3.898% due 02/28/2016 (b)	10,642,345	10,218,864
Sunguard Homes, Tranche B 6.15% due 08/15/2012 (b)	429,858	405,208
Swift Transport, Term Loan B 8.466% due 05/15/2014 (b)	2,736,801	2,477,946

		20,222,177

Technology - 1.07%
Freescale Semiconductor, Inc.12.50% due 12/15/2014 (b)	2,984,962	3,064,562
Freescale Semiconductor, Inc., Tranche B 7.37% due 12/01/2013 (b)	4,872,742	4,068,739

		7,133,301

Utilities - 2.07%
Calpine Corp.,Tranche B 3.135% due 03/29/2014 (b)	3,959,442	3,739,692
TXU Energy, Tranche B2 8.50% due 10/10/2014 (b)	12,348,165	10,032,884

		13,772,576

TOTAL TERM LOANS (Cost $525,823,321)		$560,910,314

REPURCHASE AGREEMENTS - 2.37%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2009 at 0.01% to be
repurchased at $12,100,013 on
01/04/2010, collateralized by
$11,576,000 U.S. Treasury Notes,
4.125% due 05/15/2015 (valued at
$12,341,984, including interest)	$12,100,000	$12,100,000
Repurchase Agreement with State Street
Corp. dated 12/31/2009 at 0.00% to be
repurchased at $3,662,000 on 01/04/2010,
collateralized by $2,290,000 Federal Home
Loan Mortgage Corp., 4.375% due
08/20/2015 (valued at $2,484,650,
including interest), and $1,210,000 U.S.
Treasury Notes, 4.125% due 18/15/2010
(valued at $1,256,948, including interest)	3,662,000	3,662,000

TOTAL REPURCHASE AGREEMENTS (Cost $15,762,000)		$15,762,000

SHORT TERM INVESTMENTS - 2.33%
U.S. Treasury Bills 0.01% due 04/29/2010	$15,500,000	$15,492,125

TOTAL SHORT TERM INVESTMENTS (Cost $15,492,125)		$15,492,125

Total Investments (Floating Rate Income Trust) (Cost $616,706,188) - 98.45%		$655,252,192
Other assets and liabilities, net - 1.55%		10,316,359

TOTAL NET ASSETS - 100.00%		$665,568,551

Global Bond Trust
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 1.31%

U.S. Treasury Bonds - 1.23%
4.375% due 11/15/2039 (g)	$600,000	$574,313
4.50% due 08/15/2039 (g)	3,400,000	3,322,970
5.50% due 08/15/2028 (g)	6,900,000	7,689,187

		11,586,470
U.S. Treasury Notes - 0.08%
1.00% due 09/30/2011 to 10/31/2011 ***	708,000	707,563

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,658,835)		$12,294,033

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.01%

Federal Home Loan Mortgage Corp. - 0.09%
5.134% due 03/01/2035 (b)	810,693	848,588

Federal National Mortgage
Association - 0.38%
0.5813% due 03/25/2044 (b)	142,344	129,348
0.6313% due 09/25/2032 (b)	39,504	30,977
2.658% due 12/01/2034 (b)	517,987	536,177
2.998% due 11/01/2034 (b)	2,316,129	2,415,046

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal National Mortgage

Association (continued)
5.023% due 05/01/2035 (b)		$439,151	$458,974

			3,570,522

Government National Mortgage
Association - 0.42%
4.125% due 11/20/2023 to 10/20/2026 (b)		92,040	94,584
4.25% due 01/20/2030 (b)		29,437	30,477
4.375% due 02/20/2024 to 06/20/2030 (b)		104,265	108,282
6.00% due 08/20/2034		3,422,875	3,676,068

			3,909,411

Small Business Administration - 0.12%
4.12% due 03/01/2014		1,012,140	1,039,318
6.64% due 02/10/2011		26,408	27,651
7.22% due 11/01/2020		107,601	117,390

			1,184,359

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,244,427)			$9,512,880

FOREIGN GOVERNMENT OBLIGATIONS - 36.72%

Canada - 1.20%
Province of Ontario, Canada
4.70% due 06/02/2037	CAD	3,200,000	3,014,520
5.00% due 12/01/2038		4,400,000	4,279,971
5.60% due 06/02/2035		1,900,000	2,012,345
5.75% due 06/01/2029		300,000	345,982
6.20% due 06/02/2031		1,300,000	1,460,062
6.35% due 06/18/2031		125,000	143,594

			11,256,474

Denmark - 0.03%
Realkredit Danmark A/S, Series 73D 2.73% due 01/01/2038 (b)	DKK	1,352,189	249,754

France - 8.72%
Government of France
3.00% due 07/12/2014	EUR	10,000,000	14,627,227
3.50% due 04/25/2015		1,549,000	2,308,947
3.75% due 01/12/2013		1,300,000	1,964,641
3.75% due 10/25/2019		6,900,000	9,975,493
4.00% due 04/25/2014		4,400,000	6,708,406
4.00% due 10/25/2038		13,300,000	18,322,060
4.00% due 10/25/2013		3,100,000	4,733,221
4.25% due 04/25/2019		7,800,000	11,803,391
4.25% due 10/25/2018		6,900,000	10,463,421
5.50% due 04/25/2010		600,000	873,316

			81,780,123

Germany - 5.60%
Federal Republic of Germany
3.75% due 01/04/2019		7,200,000	10,669,809
4.00% due 01/04/2037		2,150,000	3,001,751
4.25% due 07/04/2039		5,600,000	8,210,915
4.25% due 07/04/2018		9,300,000	14,342,715
4.75% due 07/04/2040		3,900,000	6,198,290
4.75% due 07/04/2034		3,700,000	5,751,220
5.50% due 01/04/2031		2,600,000	4,391,124

			52,565,824

Greece - 1.12%
Republic of Greece
4.00% due 08/20/2013	EUR	400,000	$557,536
4.10% due 08/20/2012		100,000	141,605
4.30% due 03/20/2012		400,000	572,709
4.60% due 05/20/2013		6,500,000	9,224,614

			10,496,464

Italy - 4.62%
Republic of Italy
4.25% due 10/15/2012		25,100,000	37,977,687
5.25% due 08/01/2011		3,500,000	5,308,486

			43,286,173

Japan - 3.94%
Government of Japan
0.70% due 09/20/2014	JPY	1,510,000,000	16,399,522
1.50% due 12/20/2017		160,000,000	1,789,031
1.70% due 03/20/2017		860,000,000	9,798,312
2.30% due 05/20/2030		155,000,000	1,716,284
2.40% due 03/20/2034		450,000,000	5,007,391
2.50% due 03/20/2036		170,000,000	1,919,513
2.50% due 09/20/2036		30,000,000	338,736

			36,968,789

Netherlands - 7.42%
Kingdom of Netherlands
3.75% due 07/15/2014	EUR	3,100,000	4,685,225
4.00% due 07/15/2019		8,300,000	12,321,574
4.00% due 07/15/2018		12,000,000	17,923,388
4.50% due 07/15/2017		20,000,000	31,042,951
5.00% due 07/15/2011		2,400,000	3,640,208

			69,613,346
United Kingdom - 4.07%
Government of United Kingdom
2.25% due 03/07/2014	GBP	6,700,000	10,629,434
3.75% due 09/07/2019		6,400,000	10,036,988
4.25% due 03/07/2036		5,600,000	8,745,280
4.50% due 12/07/2042		1,000,000	1,643,709
4.75% due 12/07/2038		4,200,000	7,148,137

			38,203,548

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $345,094,920)			$344,420,495

CORPORATE BONDS - 44.61%

Australia - 8.01%

Bank of Queensland, Ltd.4.51% due 10/22/2012 (b)	AUD	3,700,000	3,342,226

Bank of Scotland PLC 4.75% due 01/13/2011		10,400,000	9,327,328
Citigroup Pty, Ltd.
4.3533% due 08/20/2012 (b)		3,500,000	3,148,519
5.50% due 06/18/2012		3,000,000	2,692,181
Commonwealth Bank of Australia
0.7044% due 07/12/2013 (b)(f)		$8,000,000	7,972,648
0.7506% due 06/25/2014 (b)(f)		14,800,000	14,736,197
2.50% due 12/10/2012 (f)		5,500,000	5,582,099
Commonwealth Bank of Australia, Series TCD 4.50% due 02/20/2014	AUD	4,000,000	3,412,049

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Australia (continued)
ING Bank Australia, Ltd., Series DIP
4.39% due 08/28/2013 (b)	AUD	3,600,000	$3,223,591
5.75% due 08/28/2013		900,000	806,240
ING Bank Australia, Ltd., Series RTD 4.85% due 06/24/2014 (b)		10,000,000	8,928,693
Members Equity Bank, MTN 5.75% due 08/20/2012		2,400,000	2,156,908
National Australia Bank, Ltd.
0.7841% due 07/08/2014 (b)(f)		$5,000,000	4,977,920
5.75% due 12/19/2013	AUD	240,000	214,900
Westpac Banking Corp. 2.90% due 09/10/2014 (f)		$4,700,000	4,638,463

			75,159,962

Canada - 1.12%
Alcan, Inc. 6.45% due 03/15/2011		1,100,000	1,154,067
Honda Canada Finance, Inc., Series E, MTN 0.6214% due 03/26/2012 (b)	CAD	10,200,000	9,341,126

			10,495,193

Cayman Islands - 1.16%
Foundation Re II, Ltd. 7.0225% due 11/26/2010 (b)(f)		$600,000	593,567
Green Valley, Ltd. 4.343% due 01/10/2011 (b)(f)	EUR	1,200,000	1,664,119
Longpoint Re, Ltd. 5.5036% due 05/08/2010 (b)(f)		$1,600,000	1,604,480
Mizuho Financial Group (Cayman), Ltd. 8.375% due 01/29/2049		1,800,000	1,795,500
MUFG Capital Finance 5, Ltd. 6.299% due 01/25/2049	GBP	1,800,000	2,267,742
Residential Reinsurance 2007 Ltd., Series CL5 8.0056% due 06/07/2010 (b)(f)		$2,900,000	2,942,340

			10,867,748

Denmark - 3.32%
Nykredit 6.00% due 10/01/2029	DKK	207,728	42,119
Nykredit Realkredit A/S 5.00% due 01/01/2010	EUR	17,700,000	25,373,834
Realkredit Danmark A/S 5.00% due 01/01/2010		4,000,000	5,734,200

			31,150,153

France - 3.87%
BNP Paribas Covered Bonds SA, EMTN 4.75% due 05/28/2013		2,700,000	4,144,080
Caisse Nationale des Caisses d’Epargne et de
Prevoyance, EMTN
6.117% due 10/29/2049 (b)		2,400,000	2,339,554
Credit Agricole SA 6.637% due 12/31/2049 (b)(f)		$2,900,000	2,349,000
Dexia Credit Local 0.8988% due 09/23/2011 (b)(f)		4,200,000	4,235,503
Societe Financement de l’Economie Francaise
2.25% due 06/11/2012 (f)		8,800,000	8,896,439
2.875% due 09/22/2014 (f)		3,500,000	3,472,763
3.375% due 05/05/2014 (f)		4,000,000	4,077,840
Societe Financement de l’Economie Francaise, EMTN
2.125% due 05/20/2012	EUR	2,000,000	$2,893,153
Vivendi SA 5.75% due 04/04/2013 (f)		$3,700,000	3,889,984

			36,298,316

Germany - 1.14%
KFW International Finance, Inc. 1.75% due 03/23/2010	JPY	185,000,000	1,992,587
Kreditanstalt Fuer Wiederaufbau
4.875% due 06/17/2019		$3,500,000	3,698,534
5.00% due 07/04/2011	EUR	250,000	377,850
Kreditanstalt Fuer Wiederaufbau, MTN 5.50% due 06/05/2014	AUD	5,200,000	4,583,278

			10,652,249

Jersey - 0.48%
HBOS Capital Funding LP 9.54% due 03/12/2049 (b)	GBP	1,700,000	2,196,673
HBOS Euro Finance LP 7.627% due 12/29/2049 (b)	EUR	2,334,000	2,283,581

			4,480,254

Netherlands - 2.10%
Achmea Hypotheekbank NV 3.20% due 11/03/2014 (f)		$2,400,000	2,395,353
Fortis Bank Nederland Holding NV, EMTN 3.375% due 05/19/2014	EUR	5,900,000	8,659,540
LeasePlan Corp NV, EMTN 3.25% due 05/22/2014		1,800,000	2,616,077
NIBC Bank NV, EMTN 3.50% due 04/07/2014		1,700,000	2,500,741
Rabobank Nederland 11.00% due 06/29/2049 (b)(f)		$2,900,000	3,535,837

			19,707,548

New Zealand - 0.46%
Westpac Securities NZ, Ltd. 3.45% due 07/28/2014 (f)		4,300,000	4,328,311

Norway - 0.43%
DnB NOR Boligkreditt, EMTN 4.50% due 05/16/2011	EUR	2,700,000	4,013,088

South Korea - 0.29%
Export-Import Bank of Korea, Series E, MTN 5.75% due 05/22/2013		1,800,000	2,735,626

Spain - 0.15%
Santander Perpetual SA Unipersonal 6.671% due 10/29/2049 (f)		$1,600,000	1,438,107

Switzerland - 0.13%
UBS AG/Stamford Branch, Series DPNT 5.875% due 12/20/2017		1,200,000	1,233,230

United Kingdom - 6.28%
Bank of Scotland PLC, EMTN 5.625% due 05/23/2013	EUR	3,700,000	5,606,492
Barclays Bank PLC 10.179% due 06/12/2021 (f)		$1,840,000	2,374,833

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United Kingdom (continued)
British Sky Broadcasting Group PLC 6.10% due 02/15/2018 (f)		$4,200,000	$4,449,219
HBOS PLC 6.75% due 05/21/2018 (f)		3,100,000	2,876,509
Lloyds TSB Bank PLC 1.2869% due 04/02/2012 (b)(f)		3,300,000	3,355,136
National Grid PLC, EMTN 4.98% due 06/22/2011	CAD	2,000,000	1,967,433
NGG Finance PLC 6.125% due 08/23/2011	EUR	250,000	380,716
Pearson Dollar Finance Two PLC 5.50% due 05/06/2013 (f)		$3,000,000	3,149,175
Royal Bank of Scotland PLC
0.5144% due 03/30/2012 (b)(f)		13,900,000	13,856,618
1.45% due 10/20/2011 (f)		10,800,000	10,775,830
2.625% due 05/11/2012 (f)		4,000,000	4,057,268
Royal Bank of Scotland PLC, EMTN 3.75% due 11/14/2011	EUR	4,100,000	6,081,506

			58,930,735

United States - 15.67%
Altria Group, Inc. 9.25% due 08/06/2019		$4,000,000	4,874,512
American Express Bank FSB, BKNT 0.3841% due 06/12/2012 (b)		1,400,000	1,362,518
American General Finance Corp. 6.90% due 12/15/2017		3,000,000	2,083,062
American International Group, Inc.
8.00% due 05/22/2038 (b)	EUR	6,700,000	5,978,961
8.25% due 08/15/2018		$600,000	563,310
American International Group, Inc., MTN 5.85% due 01/16/2018		3,300,000	2,707,746
American International Group, Inc., Series A3 4.875 due 03/15/2067	EUR	1,700,000	1,267,258
American International Group, Inc., Series WI
8.175% until 05/15/2038 then
variable due 05/15/2058		$5,100,000	3,366,000
Autozone, Inc. 5.875% due 10/15/2012		800,000	864,705
BA Covered Bond Issuer, EMTN 4.125% due 04/05/2012	EUR	1,200,000	1,755,830
Bank of America Corp., MTN 4.75 due 05/23/2017		4,600,000	5,946,694
Bear Stearns Companies, Inc. 7.25% due 02/01/2018		$6,800,000	7,805,400
Boston Scientific Corp.
6.00% due 06/15/2011		800,000	836,000
6.40% due 06/15/2016		1,600,000	1,720,000
Cellco Partnership / Verizon Wireless Capital LLC 2.8691% due 05/20/2011 (b)		2,000,000	2,067,872
Citigroup Funding, Inc., MTN 1.3253% due 05/07/2010 (b)		2,900,000	2,906,624
Citigroup, Inc.
5.50% due 04/11/2013		50,000	51,838
5.50% due 10/15/2014		800,000	810,025
6.00% due 08/15/2017		7,300,000	7,297,204
6.125% due 05/15/2018		5,800,000	5,831,366
Citigroup, Inc., EMTN
0.6625% due 01/16/2012 (b)	GBP	2,655,000	4,135,140
0.867% due 06/28/2013 (b)	EUR	100,000	$134,100
4.75% due 05/31/2017 (b)		2,000,000	2,485,136
CNA Financial Corp.
5.85% due 12/15/2014		$4,000,000	3,942,560
6.00% due 08/15/2011		1,600,000	1,626,370
Computer Sciences Corp. 6.50% due 03/15/2018		3,000,000	3,273,894
DaimlerChrysler NA Holding Corp. 4.875% due 06/15/2010		300,000	304,925
DaimlerChrysler NA Holding Corp., MTN 5.75% due 09/08/2011		400,000	420,165
Darden Restaurants, Inc. 6.20% due 10/15/2017		3,000,000	3,223,422
GATX Financial Corp. 5.50% due 02/15/2012		3,000,000	3,130,299
General Electric Capital Corp. 6.625% due 02/04/2010	NZD	250,000	181,853
Goldman Sachs Group, Inc.
0.7013% due 03/22/2016 (b)		$1,100,000	1,013,035
1.064% due 05/18/2015 (b)	EUR	1,500,000	1,983,900
Goldman Sachs Group, Inc. EMTN 1.172% due 02/02/2015 (b)		1,800,000	2,413,779
Harris Corp. 5.95% due 12/01/2017		$500,000	530,178
Health Care Property, Inc. 5.95% due 09/15/2011		300,000	309,516
International Lease Finance Corp. 5.35% due 03/01/2012		1,100,000	954,907
Johnson Controls, Inc. 5.25% due 01/15/2011		900,000	944,465
JPMorgan & Company, Inc., Series A, MTN 1.7212% due 02/15/2012 (b)		360,000	347,551
JPMorgan Chase & Company
6.00% due 01/15/2018		800,000	859,996
6.30% due 04/23/2019		700,000	770,054
JPMorgan Chase & Company, MTN 5.058 due 02/22/2021	CAD	1,000,000	952,613
JPMorgan Chase Bank NA 4.375 due 11/30/2021	EUR	1,900,000	2,633,066
JPMorgan Chase Capital XX, Series T 6.55% due 09/15/2066		$1,300,000	1,191,447
Lehman Brothers Holdings, Inc., MTN
0.00% due 11/16/2010 ^		4,100,000	799,500
5.625% due 01/24/2013 ^		4,500,000	922,500
6.875% due 05/02/2018 ^		2,100,000	435,750
Loews Corp. 5.25% due 03/15/2016		400,000	406,225
Marsh & McLennan Companies, Inc.
5.15% due 09/15/2010		900,000	922,640
5.75% due 09/15/2015		5,000,000	5,216,345
Masco Corp. 5.875% due 07/15/2012		300,000	306,458
Merrill Lynch & Company, Inc., EMTN 0.984% due 01/31/2014 (b)	EUR	1,000,000	1,329,880
Morgan Stanley 0.7644% due 10/15/2015 (b)		$900,000	843,999
Morgan Stanley, EMTN 1.048% due 03/01/2013 (b)	EUR	1,300,000	1,769,905

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Morgan Stanley, EMTN (continued) 1.143% due 04/13/2016 (b)	EUR	300,000	$384,698
Morgan Stanley, GMTN 1.162% due 01/16/2017 (b)		2,000,000	2,526,620
Nabors Industries, Inc. 6.15% due 02/15/2018		$3,000,000	3,118,026
Nisource Finance Corp. 5.40% due 07/15/2014		400,000	410,721
ProLogis 5.625% due 11/15/2015		2,000,000	1,901,778
Regions Financial Corp. 7.75% due 11/10/2014		1,800,000	1,775,201
Reynolds American, Inc. 0.9536% due 06/15/2011 (b)		400,000	396,273
Ryder System, Inc., MTN 5.85% due 11/01/2016		1,100,000	1,093,609
Sara Lee Corp. 6.25% due 09/15/2011		800,000	853,516
Sealed Air Corp. 5.625% due 07/15/2013 (f)		4,200,000	4,440,920
Simon Property Group LP 6.125% due 05/30/2018		3,000,000	3,047,964
SLM Corp., MTN 0.4536% due 03/15/2011 (b)		1,700,000	1,600,611
Spectra Energy Capital LLC 6.20% due 04/15/2018		5,000,000	5,310,070
Sprint Capital Corp. 8.75% due 03/15/2032		300,000	282,750
Sprint Nextel Corp. 6.00% due 12/01/2016		1,400,000	1,277,500
Starwood Hotels & Resorts Worldwide, Inc. 6.75% due 05/15/2018		3,000,000	3,007,500
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (f)		400,000	401,806
The Cleveland Electric Illuminating Company 5.70% due 04/01/2017		3,000,000	3,054,297
WM Covered Bond Program, Series EMTN 4.00% due 09/27/2016	EUR	900,000	1,246,731

			146,943,089

TOTAL CORPORATE BONDS (Cost $423,594,049)			$418,433,609

CONVERTIBLE BONDS - 0.02%

United States - 0.02%
RBS Capital Trust I 4.709% due 12/29/2049 (b)		$300,000	147,000

TOTAL CONVERTIBLE BONDS (Cost $120,086)			$147,000

MUNICIPAL BONDS - 0.91%

California - 0.56%
Golden State Tobacco Securitization Corp.,
California Tobacco Settlement Revenue, Series
A-1
5.125% due 06/01/2047		200,000	133,602
5.75% due 06/01/2047		6,505,000	4,831,654
Los Angeles California Wastewater
Systems Revenue, Series A
5.00% due 06/01/2027		200,000	203,444
Metropolitan Water District Southern California
Waterworks Revenue
5.00% due 10/01/2036		$45,000	$45,858

			5,214,558

Illinois - 0.03%
Chicago, Illinois, Series A 8.744% due 01/01/2014 (b)		230,000	233,216

Iowa - 0.04%
Tobacco Settlement Authority of Iowa, Tobacco
Settlement Revenue, Series A
6.50% due 06/01/2023		480,000	404,016

New York - 0.06%
New York City Municipal Water Finance Authority,
Water & Sewer Revenue, Series 1289
8.79% due 12/15/2013 (b)		300,000	294,420
New York City Transitional Financial Authority 5.00% due 02/01/2028		285,000	295,847

			590,267

Ohio - 0.22%
Buckeye Tobacco Settlement Financing Authority 5.875% due 06/01/2047		2,700,000	2,035,692

Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp. 0.01% due 08/01/2054		800,000	45,128

TOTAL MUNICIPAL BONDS (Cost $10,490,051)			$8,522,877

COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.73%

Australia - 1.32%
Puma Finance, Ltd., Series 2004-P10, Class BA 4.2467% due 07/12/2036 (b)	AUD	681,938	601,281
Puma Finance, Ltd., Series 2005-P11, Class BA 4.1683% due 08/22/2037 (b)		3,623,840	3,164,043
Swan, Series 2006-1E, Class A2 4.1733% due 05/12/2037 (b)		2,236,268	1,948,265
The Superannuation Members Home Loan
Programme, Series 2009-3, Class A1
5.1979% due 11/07/2040 (b)		4,000,000	3,613,469
Torrens Trust, Series 2007-1, Class A 4.405% due 09/19/2014 (b)		3,571,485	3,068,261

			12,395,319

Ireland - 0.31%
Immeo Residential Finance PLC, Series 2007-2,
Class A
0.874% due 12/15/2016 (b)	EUR	2,015,193	2,455,548
Lusitano Mortgages PLC, Series 1, Class A 0.994% due 12/15/2035 (b)		362,493	486,519

			2,942,067

Italy - 0.36%
Intesabci Sec. 2 SRL, Series 1, Class A2 0.997% due 08/28/2023 (b)		259,155	366,686
Siena Mortgages, Series 2003-4, Class A2 0.945% due 12/16/2038 (b)		1,891,226	2,677,887

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

Italy (continued)
Vela Home Srl, Series 2003-1, Class A1 1.013% due 10/24/2027 (b)	EUR	234,298	$334,971

			3,379,544

Netherlands - 0.24%
Arena BV, Series 2000-I, Class A 6.10% due 11/15/2062 (b)		500,000	734,842
Atomium Mortgage Finance BV,
Series 2003-I, Class A
0.676% due 07/01/2034 (b)		87,382	121,597
Delphinus BV, Series 2001-II, Class A1 1.007% due 11/28/2031 (b)		158,480	224,470
Dutch MBS BV, Series X, Class B 1.033% due 10/02/2079 (b)		624,373	893,139
Dutch Mortgage Portfolio Loans, BV,
Series III, Class A
0.965% due 11/20/2035 (b)		187,627	259,422

			2,233,470

Spain - 0.09%
Bancaja Fondo de Titulizacion de Activos, Series
2005-8, Class A
0.843% due 10/25/2037 (b)		722,042	860,684

United Kingdom - 0.27%
Bauhaus Securities, Ltd., Series 1, Class A2 1.044% due 10/30/2052 (b)		101,939	141,400
Permanent Financing PLC,
Series 2004-4, Class 5A2
0.7756% due 06/10/2042 (b)	GBP	1,500,000	2,378,094

			2,519,494

United States - 8.14%
Adjustable Rate Mortgage Trust, Series 2005-5,
Class 2A1
5.1618% due 09/25/2035 (b)		$238,087	170,861
American Home Mortgage Assets, Series 2006-5,
Class A1
1.4642% due 11/25/2046 (b)		1,352,714	633,993
American Home Mortgage Investment Trust,
Series 2004-3, Class 5A
2.6981% due 10/25/2034 (b)		141,417	105,577
Banc of America Funding Corp., Series 2005-E,
Class 1A1
0.5231% due 05/20/2035 (b)		579,480	319,932
Banc of America Funding Corp., Series 2006-J,
Class 4A1
6.086% due 01/20/2047 (b)		357,905	252,535
BCAP LLC Trust, Series 2006-AA2, Class A1 0.4013% due 01/25/2037 (b)		3,671,250	1,749,537
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A1
3.0618% due 08/25/2033 (b)		285,833	266,991
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
4.6487% due 10/25/2033 (b)		300,756	276,938
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9, Class 2A1
4.3708% due 02/25/2034 (b)		43,644	36,909
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 22A
4.0996% due 05/25/2034 (b)		$596,222	$522,834
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-2, Class 23A
4.6309% due 05/25/2034 (b)		248,755	219,447
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 22A1
4.1504% due 11/25/2034 (b)		204,289	192,282
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-12, Class 23A1
5.7267% due 02/25/2036 (b)		1,410,580	897,154
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
2.94% due 03/25/2035 (b)		3,308,421	2,895,135
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
2.1813% due 03/25/2035 (b)		1,294,114	1,158,903
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
2.53% due 08/25/2035 (b)		2,367,287	2,063,422
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1 5.3775% due 09/25/2036 (b)		1,765,964	1,181,411
Bear Stearns Alt-A Trust, Series 2005-9, Class 24A1 5.4861% due 11/25/2035 (b)		1,526,213	878,608
Bear Stearns Alt-A Trust, Series 2006-1, Class 21A2 5.6807% due 02/25/2036 (b)		2,836,926	1,533,753
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.6265% due 01/26/2036 (b)		3,032,726	1,868,770
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
2.51% due 08/25/2035 (b)		998,134	883,827
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A2
4.2475% due 08/25/2035 (b)		1,190,977	1,060,177
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90% due 10/25/2035 (b)		423,204	356,161
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Class A4
5.322% due 12/11/2049		5,600,000	4,859,576
Countrywide Alternative Loan Trust, Series
2005-21CB, Class A3
5.25% due 06/25/2035		383,643	318,509
Countrywide Alternative Loan Trust, Series
2005-56, Class 2A2
2.5842% due 11/25/2035 (b)		192,649	98,379
Countrywide Alternative Loan Trust, Series
2005-56, Class 2A3
2.0442% due 11/25/2035 (b)		231,021	112,072
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
0.4331% due 07/20/2046 (b)		968,005	429,746
Countrywide Alternative Loan Trust, Series
2007-11T1, Class A12
0.5813% due 05/25/2037 (b)		706,812	370,844

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Countrywide Alternative Loan Trust, Series
2007-16CB, Class 5A1
6.25% due 08/25/2037	$327,040	$163,559
Countrywide Alternative Loan Trust, Series
2007-7T2, Class A9
6.00% due 04/25/2037	553,022	373,182
Countrywide Alternative Loan Trust, Series
2007-OA7, Class A1A
0.4113% due 05/25/2047 (b)	3,010,771	1,504,847
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-12, Class 11A1
3.9709% due 08/25/2034 (b)	141,963	96,175
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
3.5096% due 11/25/2034 (b)	460,746	373,091
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB5, Class 2A1
3.6474% due 04/20/2035 (b)	201,186	189,687
Countrywide Home Loans,
Series 2004-25, Class 1A1
0.5613% due 02/25/2035 (b)	75,041	46,982
Countrywide Home Loans,
Series 2004-25, Class 2A1
0.5713% due 02/25/2035 (b)	111,012	72,791
Countrywide Mortgage Backed Securities, Inc.,
Series 2005-2, Class 2A1
0.5513% due 03/25/2035 (b)	169,188	102,788
CS First Boston Mortgage Securities Corp., Series
2003-AR18, Class 2A3
3.2924% due 07/25/2033 (b)	42,191	38,404
CS First Boston Mortgage Securities Corp., Series
2003-AR20, Class 2A1
3.6919% due 08/25/2033 (b)	704,173	646,510
CS First Boston Mortgage Securities Corp.,
Series 2002-AR13, Class 3A
2.3433% due 05/25/2032 (b)	5,944	5,645
CS First Boston Mortgage Securities Corp.,
Series 2003-8, Class 5A1
6.50% due 04/25/2033	42,308	41,078
Deutsche ALT-A Securities, Inc., Alternate Loan
Trust, Series 2007-1, Class 1A1
0.3213% due 08/25/2037 (b)	345,494	328,417
Downey Savings & Loan Association Mortgage
Loan Trust, Series 2006-AR2, Class 2AB3
0.5431% due 03/19/2017 (b)	2,600,000	28,029
Federal Home Loan Mortgage Corp., Series 2752,
Class FM
0.5831% due 12/15/2030 (b)	215,452	215,689
Federal Home Loan Mortgage Corp., Structured
Pass Through Securities, Series T-62, Class
1A1
1.832% due 10/25/2044 (b)	2,490,224	2,376,647
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.4631% due 12/20/2027 (b)	28,543	17,357
First Horizon Asset Securities, Inc., Series
2003-AR2, Class 2A1
3.1477% due 07/25/2033 (b)	128,326	117,148
First Horizon Asset Securities, Inc., Series
2003-AR4, Class 2A1
2.916% due 12/25/2033 (b)	$241,872	$216,129
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 2A1
5.3773% due 08/25/2035 (b)	220,928	190,482
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.5831% due 11/15/2031 (b)	114,083	96,904
GMAC Mortgage Corp. Loan Trust, Series
2004-AR1, Class 22A
4.5648% due 06/25/2034 (b)	42,790	35,384
Greenpoint Mortgage Funding Trust, Series
2006-AR6, Class A1A
0.3113% due 10/25/2046 (b)	1,589,500	1,434,646
Greenpoint Mortgage Funding Trust, Series
2006-OH1, Class A1
0.4113% due 01/25/2037 (b)	448,286	222,469
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
3.8287% due 10/25/2033 (b)	41,389	30,556
GS Mortgage Securities Corp., Series 2003-1,
Class A2
0.9313% due 01/25/2032 (b)	69,075	60,626
GSR Mortgage Loan Trust, Series 2003-1, Class A2
2.14% due 03/25/2033 (b)	216,221	206,661
Harborview Mortgage Loan Trust, Series 2003-1,
Class A
3.9794% due 05/19/2033 (b)	428,779	389,879
Harborview Mortgage Loan Trust, Series 2005-4,
Class 3A1
5.099% due 07/19/2035 (b)	90,664	62,918
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A2A
0.4231% due 01/19/2038 (b)	1,026,317	564,466
Indymac Index Mortgage Loan Trust, Series
2004-AR11, Class 2A
2.9655% due 12/25/2034 (b)	143,151	98,762
JPMorgan Alternative Loan Trust, Series 2006-A6,
Class 2A1
5.50% due 11/25/2036 (b)	915,870	713,118
JPMorgan Mortgage Trust, Series 2003-A2, Class
3A1
4.3792% due 11/25/2033 (b)	314,103	298,836
JPMorgan Mortgage Trust, Series 2005-A1, Class
6T1
5.0221% due 02/25/2035 (b)	604,224	555,229
JPMorgan Mortgage Trust, Series 2007-A1, Class
5A6
3.9652% due 07/25/2035 (b)	1,113,370	514,832
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A5
3.9652% due 07/25/2035 (b)	3,340,110	3,069,998
Mastr Adjustable Rate Mortgages Trust, Series
2007-HF1, Class A1
0.4713% due 05/25/2037 (b)	696,539	302,863
Mellon Residential Funding Corp., Series
2000-TBC3, Class A1
0.6731% due 12/15/2030 (b)	112,181	100,963

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Merrill Lynch Alternative Note Asset, Series
2007-AF1, Class AV1
5.4996% due 06/25/2037 (b)	$1,644,572	$815,048
Merrill Lynch Commercial Trust 2008-LAQ, Class
A1
0.767% due 07/09/2021 (b)(f)	2,700,000	2,291,745
Merrill Lynch Mortgage Investors, Inc., Series
2003-A2, Class 1A1
3.6335% due 02/25/2033 (b)	217,229	192,976
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 1A
4.25% due 10/25/2035 (b)	1,690,597	1,466,404
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 4A
0.4813% due 11/25/2035 (b)	1,693,591	1,195,809
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
0.4413% due 02/25/2036 (b)	5,817,467	3,985,219
Merrill Lynch Mortgage Investors, Inc., Series
2005-A8, Class A3A2
0.4813% due 08/25/2036 (b)	245,073	154,524
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-5, Class A4
5.378% due 08/12/2048	1,400,000	1,097,862
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-8, Class A3
5.9568% due 08/12/2049 (b)	3,200,000	2,761,815
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2006-3, Class A4
5.414% due 07/12/2046 (b)	2,400,000	2,187,559
Puma Finance, Ltd., Series 2006-G5, Class A1
0.3366% due 02/21/2038 (b)(f)	916,860	852,133
Residential Accredit Loans, Inc., Series 2006-QA2,
Class 2A1
5.7143% due 02/25/2036 (b)	1,198,928	632,718
Residential Accredit Loans, Inc., Series 2006-QO6,
Class A1
0.4113% due 06/25/2046 (b)	3,796,223	1,476,139
Residential Accredit Loans, Inc., Series 2007-QH4,
Class A2
0.4613% due 05/25/2037 (b)	1,284,788	310,973
Residential Accredit Loans, Inc., Series 2007-QO2,
Class A1
0.3813% due 02/25/2047 (b)	939,938	405,346
Residential Asset Securitization Trust, Series
2005-A15, Class 5A1
5.75% due 02/25/2036	630,462	409,506
Residential Asset Securitization Trust, Series
2006-R1, Class A2
0.6313% due 01/25/2046 (b)	986,605	457,324
Residential Funding Mortgage Securities I, Series
2005-SA4, Class 1A21
5.2007% due 09/25/2035 (b)	247,468	173,722
Sequoia Mortgage Trust, Series 5, Class A
0.5831% due 10/19/2026 (b)	73,081	54,510
Sequoia Mortgage Trust, Series 2003-4, Class 2A1
0.5831% due 07/20/2033 (b)	272,561	195,890
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
3.5855% due 02/25/2034 (b)	$246,656	$207,802
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 7A1
5.21% due 09/25/2034 (b)	997,050	871,087
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4, Class 3A2
3.2616% due 04/25/2034 (b)	570,919	465,595
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5, Class 1A1
0.4413% due 05/25/2046 (b)	941,983	444,581
Thornburg Mortgage Securities Trust, Series
2003-5, Class 1A
3.9609% due 10/25/2043 (b)	1,360,482	1,258,699
Thornburg Mortgage Securities Trust, Series
2006-4, Class A2B
0.3513% due 07/25/2036 (b)	734,004	712,258
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
0.3413% due 11/25/2011 (b)	1,570,991	1,510,649
WaMu Mortgage Pass Through Certificates, Series
2003-AR9, Class 1A6
2.8329% due 09/25/2033 (b)	963,059	881,213
WaMu Mortgage Pass Through Certificates, Series
2006-AR19, Class 1A
1.2842% due 01/25/2047 (b)	963,944	461,668
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
1.7442% due 11/25/2042 (b)	583,374	382,830
WaMu Mortgage Pass-Through Certificates, Series
2002-AR2, Class A
2.509% due 02/27/2034 (b)	131,387	106,262
WaMu Mortgage Pass-Through Certificates, Series
2003-AR5, Class A7
2.911% due 06/25/2033 (b)	182,916	173,935
WaMu Mortgage Pass-Through Certificates, Series
2005-AR15, Class A1A1
0.4913% due 11/25/2045 (b)	350,698	250,924
WaMu Mortgage Pass-Through Certificates, Series
2005-AR2, Class 2A1A
0.5413% due 01/25/2045 (b)	96,517	73,379
WaMu Mortgage Pass-Through Certificates, Series
2005-AR6, Class 2A1A
0.4613% due 04/25/2045 (b)	191,891	141,159
WaMu Mortgage Pass-Through Certificates,
Series 2003-R1, Class A1
0.7713% due 12/25/2027 (b)	296,103	222,338
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-AR5,
Class 3A
1.4842% due 07/25/2046 (b)	641,661	244,823
Washington Mutual Mortgage Pass Through
Certificates, Series 2006-AR9, Class 1A
1.5442% due 08/25/2046 (b)	690,851	381,120

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR11, Class 1A1
4.6066% due 06/25/2035 (b)		$5,046,510	$4,820,003

			76,345,577

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $122,058,539)			$100,676,155

ASSET BACKED SECURITIES - 2.23%

Canada - 0.41%
Ford Auto Securitization Trust, Series 2009-R1A,
Class A1
3.396% due 11/15/2011 (f)	CAD	2,460,543	2,362,554
Ford Auto Securitization Trust, Series 2009-R1A,
Class A2
4.817% due 10/15/2012 (f)		1,500,000	1,472,075

			3,834,629

Ireland - 0.31%
Cars Alliance Funding PLC, Series 2007-1, Class A
0.864% due 10/08/2023 (b)	EUR	1,400,000	1,947,094
SC Germany Auto, Series 2007-1, Class A
0.55% due 08/11/2015 (b)		697,748	991,201

			2,938,295

Netherlands - 0.09%
Globaldrive BV, Series 2007-1, Class B
0.773% due 06/20/2015 (b)		650,000	877,814

United States - 1.42%
Access Group, Inc., Series 2008-1, Class A
1.5822% due 10/27/2025 (b)		$2,276,966	2,343,773
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.5213% due 07/25/2032 (b)		6,344	5,714
Amresco Residential Securities,
Series 1999-1, Class A
1.1713% due 06/25/2029 (b)		27,650	16,223
Ford Credit Auto Owner Trust, Series 2008-C,
Class A2B
1.1331% due 01/15/2011 (b)		823,133	823,583
Ford Credit Auto Owner Trust, Series 2008-C,
Class A3
1.6531% due 06/15/2012 (b)		2,200,000	2,214,683
Franklin Auto Trust, Series 2008-A, Class A2
1.2331% due 10/20/2011 (b)		736,851	737,858
Home Equity Asset Trust, Series 2002-1, Class A4
0.8313% due 11/25/2032 (b)		1,283	550
Nelnet Student Loan Trust, Series 2008-4, Class A1
0.8122% due 04/27/2015 (b)		1,504,049	1,505,935
Residential Asset Mortgage Products, Inc.,
Series 2002-RS3, Class AII1
0.7913% due 06/25/2032 (b)		13,985	11,455
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.7313% due 07/25/2032 (b)		46,143	22,392
Securitized Asset Backed Receivables LLC Trust,
Series 2007-NC1, Class A2A
0.2813% due 12/25/2036 (b)		867,337	816,780
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR3, Class 1A2
0.5231% due 07/19/2034 (b)		$131,334	$107,502
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)		4,700,000	4,350,471
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
0.4613% due 10/25/2035 (b)		346,082	334,052

			13,290,971

TOTAL ASSET BACKED SECURITIES (Cost $21,170,133)			$20,941,709

SUPRANATIONAL OBLIGATIONS - 0.10%

Australia - 0.10%
European Investment Bank, Series INTL
3.625% due 10/15/2013	EUR	600,000	897,355

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $877,439)			$897,355

PREFERRED STOCKS - 0.40%

United States - 0.40%
DG Funding Trust (f)(j)		236	2,087,101
SLM Corp. (j)		9,800	142,198
State Street Capital Trust IV (j)		2,300,000	1,550,754

			3,780,053

TOTAL PREFERRED STOCKS (Cost $4,915,480)			$3,780,053

TERM LOANS - 0.73%

Australia - 0.28%
Seven Media Group, Term T1
5.9949% due 02/07/2013 (b)	AUD	3,425,676	2,609,392

United States - 0.45%
Chrysler Financial
4.24% due 08/03/2012 (b)		$3,446,100	3,354,203
Ford Motor Company, Term B
3.2871% due 11/29/2013 (b)		966,358	891,465

			4,245,668

TOTAL TERM LOANS (Cost $7,091,437)			$6,855,060

REPURCHASE AGREEMENTS - 1.25%
Goldman Sachs Tri-Party
Repurchase Agreement dated
12/31/2009 at 0.01% to be
repurchased at $10,900,012 on
01/04/2010, collateralized by
$11,170,000 Federal National
Mortgage Association, 3.00% due
12/31/2014 (valued at
$11,141,740, including interest)		$10,900,000	$10,900,000

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS (continued)
Repurchase Agreement with State
Street Corp. dated 12/31/2009 at
0.00% to be repurchased at
$772,000 on 01/04/2010,
collateralized by $790,000 Federal
Home Loan Bank, 1.32% due
03/11/2012 (valued at $788,025,
including interest)	$772,000	$772,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,672,000)		$11,672,000

SHORT TERM INVESTMENTS - 1.10%
U.S. Treasury Bills
0.074% due 03/18/2010 ***	$1,395,000	$1,394,882
0.08% due 03/18/2010 ***	2,050,000	2,049,813
0.111% due 03/18/2010 ***	560,000	559,953
0.119% due 03/18/2010 ***	370,000	369,977
0.1254% due 03/25/2010 ***	4,562,000	4,561,525
0.1701% due 04/01/2010 ***	1,369,000	1,368,790

TOTAL SHORT TERM INVESTMENTS (Cost $10,304,755)		$10,304,940

Total Investments (Global Bond Trust)
(Cost $979,292,151) - 101.12%		$948,458,166
Other assets and liabilities, net - (1.12)%		(10,480,828)

TOTAL NET ASSETS - 100.00%		$937,977,338

High Income Trust
	Shares or Principal Amount	Value

CORPORATE BONDS - 52.71%

Basic Materials - 6.21%
Abitibi-Consolidated Company of Canada
6.00% due 06/20/2013 ^	$3,000,000	$453,750
7.75% due 06/15/2011 ^	2,780,000	399,625
8.375% due 04/01/2015 ^	2,875,000	416,875
15.50% due 07/15/2010 ^ (f)	390,000	75,562
Abitibi-Consolidated, Inc.
7.50% due 04/01/2028 ^	509,000	76,986
American Pacific Corp.
9.00% due 02/01/2015	9,050,000	8,495,688
CII Carbon LLC
11.125% due 11/15/2015 (f)	19,435,000	19,556,469
NewPage Corp.
11.375% due 12/31/2014 (f)	1,350,000	1,363,500
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	930,000	1,027,650
Pope & Talbot, Inc.
8.375% due 06/01/2013 ^	400,000	40
8.375% due 06/01/2013 ^	1,800,000	180
Sappi Papier Holding AG
7.50% due 06/15/2032 (f)	4,910,000	3,093,300
Union Carbide Chemicals & Plastics
7.875% due 04/01/2023	40,000	35,722
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)	$465,000	$511,500

		35,506,847

Communications - 17.40%
Adelphia Communications Corp.
7.75% due 01/15/2049	3,000,000	105,000
9.875% due 03/01/2049	2,050,000	71,750
10.25% due 11/01/2049	1,025,000	35,875
Cablevision Systems Corp.
8.625% due 09/15/2017 (f)	2,630,000	2,738,487
Canadian Satellite Radio Holdings, Inc.
0.18% due 09/14/2014 (b)	660,350	455,162
12.75% due 02/15/2014	5,082,000	3,201,660
12.75% due 02/14/2016 (b)	714,157	262,906
Canadian Satellite Radio Holdings, Inc., ADR
8.00% due 09/10/2014	1,900,000	908,352
Century Communications
8.375% due 12/15/2049 ^	1,000,000	0
Charter Communications Holdings II LLC
13.50% due 11/30/2016 (f)	15,901,951	18,565,528
Charter Communications, Inc.
10.875% due 09/15/2014 (f)	2,820,000	3,158,400
Clear Channel Communications, Inc.
11.00% due 08/01/2016	8,835,000	6,548,944
Intelsat Bermuda, Ltd.
11.25% due 02/04/2017 (f)	1,280,000	1,283,200
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016	2,480,000	2,678,400
Mobile Satellite Ventures LP
zero coupon, Step up to 14.00% on
04/01/2010 due 04/01/2013	1,210,000	1,110,175
Quebecor World, Inc.
4.875% due 11/15/2049 ^	390,000	11,700
6.125% due 11/15/2013 ^	3,410,000	102,300
6.50% due 08/01/2049 ^	590,000	17,700
9.75% due 01/15/2049 ^ (f)	3,365,000	100,950
R.H. Donnelley Corp.
6.875% due 01/15/2013 ^	405,000	37,969
8.875% due 10/15/2017 ^	8,918,000	836,062
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013 ^	2,900,000	271,875
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^	11,980,000	1,123,125
Sirius XM Radio, Inc.
7.00% due 12/01/2014	19,235,000	15,556,306
9.625% due 08/01/2013	3,280,000	3,263,600
13.00% due 08/01/2014	22,590,000	24,538,387
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014 (f)	1,627,489	1,497,290
Vertis, Inc.
13.50% due 04/01/2014	992,494	328,764
Vertis, Inc., Series A
18.50% due 10/01/2012	3,986,088	3,069,288
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)	7,000,000	7,525,000
Young Broadcasting, Inc.
10.00% due 03/01/2011 ^	8,576,000	30,016

		99,434,171

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical - 21.77%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012	$85,007	$77,356
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	7,905,000	8,300,250
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	18,636,500	19,475,142
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010	512,000	491,520
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014 (f)	911,569	711,024
American Casino & Entertainment Properties LLC
11.00% due 06/15/2014 (f)	1,245,000	1,048,912
AMR Corp.
6.25% due 10/15/2014	730,000	756,462
AMR Corp., MTN, Series B
10.40% due 03/10/2011	4,500,000	4,016,250
Continental Airlines, Inc.
5.00% due 06/15/2023	9,900,000	10,667,250
D.R. Horton, Inc.
9.75% due 09/15/2010	18,000	18,720
Exide Technologies, Series B
10.50% due 03/15/2013	11,915,000	12,063,937
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	23,210,000	232,100
Fontainebleau, Senior PIK Note
12.50% due 06/01/2022 ^	4,004,390	0
Gol Finance
8.75% due 12/31/2049 (f)	3,870,000	3,096,000
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)	8,419,000	1,273,374
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	2,627,000	2,338,030
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)	8,130,000	2,032,500
Majestic Star Casino LLC
9.50% due 10/15/2010 ^	15,844,000	10,397,625
9.75% due 01/15/2011 ^	4,870,000	493,088
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 ^ (f)	12,740,000	3,121,300
MGM Mirage, Inc.
11.125% due 11/15/2017 (f)	1,235,000	1,367,762
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	505,000	344,031
MTR Gaming Group, Inc.
12.625% due 07/15/2014 (f)	8,545,000	8,224,562
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	13,719,000	10,838,010
Northwest Airlines
1.00% due 01/16/2017 ^	4,640,000	2,923
6.625% due 02/15/2023 ^	15,810,000	80,631
7.625% due 11/15/2023 ^	8,965,000	45,722
8.70% due 03/15/2049 ^	2,220,000	11,322
8.875% due 06/01/2049 ^	6,860,000	34,986
9.875% due 03/15/2037 ^	7,390,000	37,689
10.00% due 02/01/2049 ^	3,810,000	19,431
Steinway Musical Instruments, Inc.
7.00% due 03/01/2014 (f)	755,000	685,163
Tenneco Automotive, Inc.
8.625% due 11/15/2014	2,910,000	2,935,463
Travelport LLC
9.875% due 09/01/2014	$4,415,000	$4,558,488
11.875% due 09/01/2016	750,000	795,000
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015 ^	14,635,000	301,847
United Air Lines, Inc.
12.75% due 07/15/2012	2,500,000	2,584,375
US Airways Group, Inc.
7.00% due 09/30/2020	6,275,000	5,773,000
7.25% due 05/15/2014	3,650,000	4,708,500
US Corrugated, Inc.
10.00% due 06/12/2013	540,000	448,200

		124,407,945

Consumer, Non-cyclical - 0.40%
MSX International UK
12.50% due 04/01/2012 (f)	1,235,000	864,500
North Atlantic Trading Company
10.00% due 03/01/2012 (f)	1,876,750	1,445,097

		2,309,597

Diversified - 0.13%
Marquee Holdings, Inc.
9.505 due 08/15/2014	855,000	710,719

Energy - 0.16%
Dominion Petroleum Acquisitions
10.00% due 10/01/2011 ^	954,069	898,567

Financial - 0.90%
Ford Motor Credit Company LLC
7.50% due 08/01/2012	1,225,000	1,235,361
iStar Financial, Inc.
10.00% due 06/15/2014 (f)	1,911,000	1,662,570
Realogy Corp.
10.50% due 04/15/2014	965,000	834,725
12.375% due 04/15/2015	645,000	501,488
Realogy Corp., PIK
11.00% due 04/15/2014	1,120,000	924,000

		5,158,144

Industrial - 2.44%
Jefferson Smurfit Corp.
8.25% due 10/01/2012 ^	790,000	695,200
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2010 ^	1,884,000	659,400
Sequa Corp.
11.75% due 12/01/2015 (f)	2,310,000	2,148,300
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017 ^	11,520,000	10,152,000
USG Corp.
9.75% due 08/01/2014 (f)	245,000	261,537

		13,916,437

Utilities - 3.30%
Texas Competitive Electric Holdings Company
LLC, PIK
10.50% due 11/01/2016	6,426,225	4,530,489

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Texas Competitive Electric Holdings Company
LLC, Series A
10.25% due 11/01/2015	$17,685,000	$14,324,850

		18,855,339

TOTAL CORPORATE BONDS (Cost $351,661,640)		$301,197,766

CONVERTIBLE BONDS - 5.67%

Consumer, Cyclical - 5.46%
Pinnacle Airlines Corp.
3.25% due 02/15/2025	1,608,000	1,545,690
UAL Corp.
4.50% due 06/30/2021	33,398,000	29,640,725

		31,186,415
Financial - 0.21%
MBIA Insurance Company
14.00% due 01/15/2033 (f)	2,730,000	1,173,900

TOTAL CONVERTIBLE BONDS (Cost $31,331,988)		$32,360,315

COLLATERALIZED MORTGAGE

OBLIGATIONS - 0.95%
GS Mortgage Securities
Corp., Series 2006-NIM3, Class OS
0.00% due 10/26/2037	5,000	500
DSLA Mortgage Loan Trust, Series 2005-AR5,
Class X2
2.7383% IO due 08/19/2045	81,456,299	3,003,701
Global Tower Partners Acquisition
LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	540,000	520,193
Harborview Mortgage Loan Trust, Series
2006-BU1, Class R
0.00% due 02/19/2046 *	161,449,387	2
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% due 05/19/2047 * (b)	60,543,685	529,757
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.35% due 07/19/2047 * (b)	64,066,725	560,584
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.3425% due 08/19/2037 * (b)(f)	47,109,395	412,207
Lehman XS Net Interest Margin
Notes, Series 2007-GPM8, Class A3
9.00% due 01/28/2047 ^ (f)	341,371	0
Lehman XS Net Interest Margin
Notes, Series 2007-GPM8, Class A4
9.00% due 01/28/2047 ^ (f)	505,000	0
RALI Asset Holding Corp., Series 2006, Class Q04,
NIM
0.00% due 11/21/2037 *	180	0
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-AR19,
Class B1
0.9313% due 12/25/2045 (b)	3,034,219	380,977

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,146,056)		$5,407,921

ASSET BACKED SECURITIES - 2.35%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	$10,845,000	$9,163,591
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/27/2037 (f)	5,465,000	4,262,700

TOTAL ASSET BACKED SECURITIES (Cost $13,076,451)		$13,426,291

COMMON STOCKS - 11.89%

Basic Materials - 0.00%
Tembec, Inc. *	27,054	33,111

Communications - 4.31%
Canadian Satellite Radio Holdings, Inc. *	452,601	566,914
Canadian Satellite Radio Holdings, Series A *	295,247	369,817
Charter Communications, Inc., Class A *	381,648	13,548,504
Comcast Corp., Class A	200,159	3,204,546
Sirius XM Radio, Inc. *	4,473,205	2,683,923
Sprint Nextel Corp. *	250,000	915,000
Star Tribune Media Holdings Company *	12,941	190,881
SuperMedia, Inc. *	15,627	554,759
Time Warner Cable, Inc. *	62,630	2,592,256
Vertis Holdings, Inc. *	50,280	0

		24,626,600

Consumer, Cyclical - 7.09%
Delta Air Lines, Inc. *	2,256,763	25,681,963
Federal Mogul Corp. *	32,948	570,001
Fontainebleau Resorts LLC, Class A *	68,468	0
Ford Motor Company *	596,000	5,960,000
Lear Corp. *	95,752	6,476,665
UAL Corp. *	49,000	632,590
US Airways Group, Inc. *	247,799	1,199,347

		40,520,566

Consumer, Non-cyclical - 0.08%
World Color Press, Inc. *	50,099	465,921

Energy - 0.36%
Dominion Petroleum, Ltd., GDR *	16,561,171	2,033,907

Financial - 0.05%
Adelphia Recovery Trust, Series ACC-1 *	5,927,870	183,764
Adelphia Recovery Trust, Series Arahova *	424,950	79,466

		263,230

Industrial - 0.00%
Pliant Corp. * (a)	145	0

TOTAL COMMON STOCKS (Cost $101,011,165)		$67,943,335

PREFERRED STOCKS - 6.31%

Communications - 1.39%
Charter Communications, Inc., Series A,
15.00%	345,896	7,955,609

Consumer, Cyclical - 2.89%
Continental Airlines Finance Trust II, 6.00%	546,898	13,057,190
Lear Corp., Series A *	53,727	3,438,528

		16,495,718

Financial - 2.03%
Bank of America Corp., Series L, 7.25%	2,183	1,918,857

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Financial (continued)
iStar Financial, Inc., Series E, 7.875%	381,900	$2,730,585
iStar Financial, Inc., Series F, 7.80%	257,166	1,841,308
iStar Financial, Inc., Series G, 7.65%	109,058	761,225
iStar Financial, Inc., Series I, 7.50%	244,180	1,689,726
Wells Fargo & Company, Series L, 7.50%	2,912	2,673,216

		11,614,917

Industrial - 0.00%
Pliant Corp., Series AA *	1,287	193

TOTAL PREFERRED STOCKS (Cost $29,481,920)		$36,066,437

TERM LOANS - 13.09%

Basic Materials - 0.08%
AbitibiBowater, Inc.
11.00% due 06/30/2010 ^ (b)	355,571	334,237
Tembec, Inc.
7.234% due 02/01/2011 (b)	188,750	126,463

		460,700

Communications - 3.29%
Clear Channel Communications, Inc.
3.673% due 01/28/2016 (b)	4,240,000	3,455,600
Idearc, Inc.
4.25% due 11/17/2014 (b)	18,325,822	9,475,971
R.H. Donnelley Corp.
6.75% due 06/30/2010 ^	5,611,050	5,117,277
Star Tribune Company
8.00% due 09/28/2014 (b)	495,101	444,971
8.00% due 09/28/2014 (b)	330,067	296,648

		18,790,467

Consumer, Cyclical - 9.33%
Delta Air Lines, Inc.
3.534% due 04/30/2014 (b)	9,235,832	7,642,651
East Valley Tourist Development
12.00% due 08/06/2012 (b)	813,923	569,746
Fontainebleau Las Vegas
4.318% due 06/06/2014 (b)	2,697,730	948,703
4.316% due 06/06/2014 (b)	1,263,230	444,236
Greektown Holdings LLC
0.00% due 09/30/2010 ^ (b)(h)(i)	429,559	429,559
0.00% due 09/30/2010 ^ (b)(i)	4,080,809	4,080,809
0.273% due 12/02/2010 ^ (b)	966,923	988,679
0.548% due 12/02/2010 ^ (b)	6,783,994	6,936,634
1.00% due 12/03/2012 ^ (b)	15,043,335	15,381,810
1.00% due 12/03/2012 ^ (b)	2,779,581	2,842,121
Lear Corp.
9.50% due 10/15/2014 (b)	2,711,929	2,722,098
US Airways Group, Inc.
2.781% due 03/23/2014 (b)	15,370,556	10,336,699

		53,323,745

Financial - 0.39%
Realogy Corp.
3.3088% due 09/01/2014 (b)	310,227	275,068
3.518% due 09/01/2014 (b)	1,152,273	1,021,682
13.50% due 09/24/2017 (b)	860,000	908,734

		2,205,484

Industrial - 0.00%
Swift Transportation Company, Inc.
3.5625% due 05/10/2014 (b)	$27,758	$25,133

TOTAL TERM LOANS (Cost $65,778,966)		$74,805,529

WARRANTS - 0.22%

Basic Materials - 0.00%
New Gold, Inc.
(Expiration date 06/28/2017, strike
price CAD 15.00) *	47,190	22,335
Communications - 0.03%
Charter Communications, Inc.
(Expiration Date 11/30/2014, Strike
Price: USD 46.86) *	39,877	199,385
Star Tribune Media Holdings Company
(Expiration Date 09/28/2013) *	4,835	0

		199,385

Consumer, Cyclical - 0.15%
Lear Corp.
(Expiration Date 11/09/2014, Strike
Price: $0.01) *	13,361	844,415

Consumer, Non-cyclical - 0.04%
World Color Press, Inc.
(Expiration date 07/20/2014, strike
price USD 13.00) *	28,394	119,255
(Expiration date 07/20/2014, strike
price USD 16.30) *	28,394	83,195

		202,450

TOTAL WARRANTS (Cost $1,762,174)		$1,268,585

OPTIONS - 0.36%

Call Options - 0.36%
Comcast Corp.
Expiration 01/16/2010 at $15.00 *	45,300	86,070
Expiration 01/16/2010 at $20.00 *	169,500	8,475
Expiration 01/16/2010 at $25.00 *	8,740,000	4,370
Delta Air Lines, Inc.
Expiration 01/16/2010 at $5.00 *	250,000	1,600,000
Expiration 01/16/2010 at $7.50 *	50,000	200,000
Expiration 01/16/2010 at $10.00 *	50,000	70,000
Over The Counter Purchase Call on the USD vs.
CAD
Expiration 04/20/2010 at $1.30 *	102,000,000	52,836
Expiration 04/01/2010 at $1.30 *	102,000,000	52,836

		2,074,587

TOTAL OPTIONS (Cost $4,618,178)		$2,074,587

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.89%
Repurchase Agreement with State
Street Corp. dated 12/31/2009 at
0.00% to be repurchased at
$27,955,000 on 01/04/2010,
collateralized by $760,000 Federal
Home Loan Bank, 1.32% due
03/10/2012 (valued at $758,100,
including interest) and
$25,975,000 Federal Home Loan
Mortgage Corp., 4.875% due
06/13/2018 (valued at
$27,759,610, including interest)	$27,955,000	$27,955,000

TOTAL REPURCHASE AGREEMENTS (Cost $27,955,000)		$27,955,000

SECURITIES LENDING COLLATERAL - 0.00%

Securities Lending Collateral - 0.00%
John Hancock Collateral
Investment Trust, 0.1387% (c)(k)	19	186

TOTAL SECURITIES LENDING COLLATERAL (Cost $186)		$186

Total Investments (High Income Trust)
(Cost $640,823,724) - 98.44%		$562,505,952
Other assets and liabilities, net - 1.56%		8,907,925

TOTAL NET ASSETS - 100.00%		$571,413,877

High Yield Trust
		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 3.44%

Argentina - 0.26%
Republic of Argentina
7.00% due 09/12/2013 ^		$1,141,000	$1,032,605
7.00% due 03/18/2049 ^	EUR	2,185,000,000	564,536
8.50% due 02/23/2049 ^		2,003,000	576,239
9.00% due 05/26/2049 ^		300,000	172,026
9.00% due 06/20/2049 ^		925,000	510,523
9.25% due 10/21/2049 ^		1,075,000	593,310
9.25% due 07/20/2049 ^		600,000	338,461
9.75% due 11/26/2049 ^		1,975,000	1,047,567
11.75% due 05/20/2011 ^		275,000	71,555

			4,906,822

Brazil - 1.06%
Federative Republic of Brazil
10.00% due 01/01/2012	BRL	31,945,000	18,660,999
10.00% due 07/01/2010		2,172,000	1,313,812
10.00% due 01/01/2010		1,000	601

			19,975,412

Indonesia - 0.32%
Republic of Indonesia
9.75% due 05/15/2037	IDR	14,208,000,000	1,360,287
10.25% due 07/15/2027		11,943,000,000	1,223,367
10.25% due 07/15/2022		18,787,000,000	1,973,127
11.00% due 09/15/2025	IDR	13,687,000,000	$1,483,438

			6,040,219

Panama - 0.17%
Republic of Panama
9.375% due 04/01/2029		$2,450,000	3,258,500

Peru - 0.14%
Republic of Peru
6.55% due 03/14/2037		834,000	867,360
7.35% due 07/21/2025		194,000	222,130
8.75% due 11/21/2033		1,147,000	1,491,100

			2,580,590

Russia - 0.11%
Russian Federation
7.50% due 03/31/2030		1,941,100	2,191,017

Turkey - 0.92%
Republic of Turkey
6.875% due 03/17/2036		13,115,000	13,344,513
7.00% due 06/05/2020		202,000	220,180
7.00% due 09/26/2016		475,000	524,875
7.375% due 02/05/2025		2,906,000	3,203,865

			17,293,433

Venezuela - 0.46%
Republic of Venezuela
5.75% due 02/26/2016		6,671,000	4,336,150
7.65% due 04/21/2025		925,000	545,750
8.50% due 10/08/2014		433,000	340,987
9.375% due 01/13/2034		2,054,000	1,381,315
10.75% due 09/19/2013		2,420,000	2,129,600

			8,733,802

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $65,561,535)			$64,979,795

CORPORATE BONDS - 86.56%

Basic Materials - 7.01%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)		8,770,343	8,781,305
Appleton Papers, Inc.
11.25% due 12/15/2015 (f)		15,712,000	13,355,200
Ashland, Inc.
9.125% due 06/01/2017 (f)		1,515,000	1,662,712
Evraz Group SA
8.875% due 04/24/2013 (f)		2,290,000	2,290,000
8.875% due 04/24/2013		7,570,000	7,558,645
9.50% due 04/24/2018 (f)		1,010,000	1,004,950
FMG Finance Pty, Ltd.
10.625% due 09/01/2016 (f)		6,810,000	7,533,562
Georgia Gulf Corp.
9.00% due 01/15/2017 (f)		6,190,000	6,251,900
Georgia-Pacific LLC
8.25% due 05/01/2016 (f)		5,875,000	6,227,500
GTL Trade Finance, Inc.
7.25% due 10/20/2017 (f)		3,415,000	3,577,213
7.25% due 10/20/2017		4,880,000	5,111,800

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
NewPage Corp.
11.375% due 12/31/2014 (f)	$10,170,000	$10,271,700
NewPage Holding Corp., PIK
7.5644% due 11/01/2013	8,983,993	2,706,428
Novelis, Inc.
7.25% due 02/15/2015	7,865,000	7,491,413
11.50% due 02/15/2015 (f)	2,085,000	2,233,556
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)	2,080,000	2,298,400
Rio Tinto Finance USA, Ltd.
9.00% due 05/01/2019	1,830,000	2,316,026
Ryerson, Inc.
12.00% due 11/01/2015	5,775,000	6,034,875
Smurfit Capital Funding PLC
7.50% due 11/20/2025	3,215,000	2,740,788
Solutia, Inc.
8.75% due 11/01/2017	2,400,000	2,499,000
Teck Resources, Ltd.
9.75% due 05/15/2014	2,885,000	3,328,569
10.25% due 05/15/2016	965,000	1,124,225
10.75% due 05/15/2019	1,460,000	1,744,700
Terra Capital, Inc.
7.75% due 11/01/2019 (f)	3,565,000	3,814,550
Vale Overseas, Ltd.
6.875% due 11/21/2036	3,740,000	3,736,862
8.25% due 01/17/2034	1,347,000	1,542,997
Vedanta Resources PLC
8.75% due 01/15/2014 (f)	3,470,000	3,548,075
Vedanta Resources PLC, Series REGS
8.75% due 01/15/2014	660,000	672,375
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)	6,095,000	6,704,500
Verso Paper, Inc., Series B
9.125% due 08/01/2014	4,150,000	3,963,250

		132,127,076

Communications - 15.42%
Affinion Group, Inc.
10.125% due 10/15/2013	6,602,000	6,783,555
10.125% due 10/15/2013	6,300,000	6,473,250
11.50% due 10/15/2015	9,210,000	9,647,475
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)	4,950,000	5,968,304
America Movil SAB de CV
5.625% due 11/15/2017	1,520,000	1,573,715
Axtel SAB de CV
7.625% due 02/01/2017 (f)	9,120,000	8,937,600
7.625% due 02/01/2017	430,000	415,436
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)	10,316,000	10,986,540
Charter Communications Holdings II LLC
13.50% due 11/30/2016 (f)	2,951,397	3,445,756
Charter Communications, Inc.
10.875% due 09/15/2014 (f)	17,180,000	19,241,600
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	2,610,000	2,035,800
CMP Susquehanna Radio Holdings, Corp.
9.875% due 05/15/2014	221,000	82,875
Cricket Communications, Inc.
7.75% due 05/15/2016	$5,800,000	$5,785,500
CSC Holdings, Inc.
8.50% due 06/15/2015 (f)	1,560,000	1,661,400
DISH DBS Corp.
7.875% due 09/01/2019	13,770,000	14,441,287
EchoStar DBS Corp.
6.625% due 10/01/2014	565,000	569,944
Frontier Communications Corp.
8.125% due 10/01/2018	1,045,000	1,058,062
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022 (f)	4,871,000	5,090,195
7.25% due 04/26/2022	1,000,000	1,045,000
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 ^	5,405,000	540
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016 (f)	1,215,000	1,315,237
Intelsat Corp.
9.25% due 08/15/2014	3,655,000	3,755,513
Intelsat Intermediate Holding Company, Ltd.
9.50 due 02/01/2015	4,640,000	4,767,600
Intelsat Jackson Holdings, Ltd.
9.50% due 06/15/2016	2,986,000	3,195,020
11.50% due 06/15/2016	24,055,000	25,979,400
Level 3 Financing, Inc.
9.25% due 11/01/2014	6,475,000	6,118,875
12.25% due 03/15/2013	8,745,000	9,269,700
NET Servicos de Comunicacao SA
7.50% due 01/27/2020 (f)	2,050,000	2,091,000
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)	8,495,000	8,983,463
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	5,214,000	5,233,553
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^	1,615,000	151,406
SBA Telecommunications, Inc.
8.25% due 08/15/2019 (f)	535,000	567,100
Selectica, Inc.
8.75% due 11/15/2049 * (f)	12,970,000	0
Sprint Capital Corp.
7.625% due 01/30/2011	1,890,000	1,934,888
8.375% due 03/15/2012	6,890,000	7,131,150
8.75% due 03/15/2032	34,975,000	32,963,938
TL Acquisitions, Inc.
10.50% due 01/15/2015 (f)	1,540,000	1,472,625
13.25% due 07/15/2015 (f)	2,320,000	2,253,300
True Move Company, Ltd.
10.375% due 08/01/2014 (f)	2,960,000	2,782,400
10.75% due 12/16/2013 (f)	22,544,000	21,754,960
10.75% due 12/16/2013	800,000	772,000
UBS Luxembourg SA for OJSC Vimpel
Communications
8.25% due 05/23/2016	5,587,000	5,768,577
Univision Communications, Inc.
12.00% due 07/01/2014 (f)	7,400,000	8,149,250
UPC Holding BV
9.875% due 04/15/2018 (f)	2,925,000	3,085,875
Vimpelcom
8.375% due 04/30/2013 (f)	1,870,000	1,977,525

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Virgin Media Finance PLC, Series 1
9.50% due 08/15/2016	$1,130,000	$1,213,338
Virgin Media, Inc.
9.125% due 08/15/2016	2,044,000	2,153,865
Wind Acquisition Holdings Finance SpA
11.75% due 07/15/2017 (f)	8,290,000	9,056,825
12.25% due 07/15/2017 (f)	5,220,000	5,141,700
Windstream Corp.
8.625% due 08/01/2016	6,450,000	6,562,875

		290,846,792

Consumer, Cyclical - 13.46%
Affinia Group, Inc.
10.75% due 08/15/2016 (f)	2,710,000	2,936,962
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	2,230,000	2,341,500
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	4,708,000	4,919,860
American Airlines, Inc.
10.50% due 10/15/2012 (f)	1,770,000	1,849,650
American Axle & Manufacturing Holdings, Inc.
9.25% due 01/15/2017 (f)	620,000	629,300
Ameristar Casinos, Inc.
9.25% due 06/01/2014 (f)	5,885,000	6,105,687
AMR Corp.
6.25% due 10/15/2014	500,000	518,125
Blockbuster, Inc.
11.75% due 10/01/2014 (f)	6,620,000	6,289,000
Boyd Gaming Corp.
6.75% due 04/15/2014	2,905,000	2,618,131
7.125% due 02/01/2016	2,770,000	2,409,900
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	2,752,000	1,823,200
Continental Airlines, Inc., Series B
9.25% due 05/10/2017	255,000	258,825
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	4,960,000	4,513,600
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)	19,795,000	16,726,775
Delta Air Lines, Inc.
8.954% due 08/10/2014	3,524,802	3,101,825
9.50% due 09/15/2014 (f)	2,890,000	3,001,987
12.25% due 03/15/2015 (f)	3,200,000	3,200,000
Delta Air Lines, Inc., Series 01-1
7.711% due 03/18/2013	8,775,000	8,643,375
Delta Air Lines, Inc., Series B
9.75% due 12/17/2016	2,000,000	2,035,000
Dollar General Corp.
10.625% due 07/15/2015	720,000	797,400
Downstream Development Authority of the Quapaw
Tribe of Oklahoma
12.00% due 10/15/2015 (f)	7,500,000	6,178,125
El Pollo Loco, Inc.
11.75% due 11/15/2013	13,065,000	11,889,150
11.75% due 12/01/2012 (f)	730,000	757,375
Eye Care Centers of America
10.75% due 02/15/2015	2,413,000	2,479,358
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)	3,620,000	36,200
General Motors Corp.
7.20% due 01/15/2011 ^	$17,280,000	$4,665,600
8.375% due 07/15/2033 ^	20,825,000	5,622,750
Harrah’s Operating Company, Inc.
10.00% due 12/15/2015 (f)	1,520,000	1,238,800
10.75% due 02/01/2016	7,165,000	5,839,475
11.25% due 06/01/2017 (f)	3,785,000	3,960,056
Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)	11,110,000	11,623,837
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	6,850,000	4,452,500
Inergy LP/Inergy Finance Corp.
8.25% due 03/01/2016	1,715,000	1,740,725
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 ^	10,863,000	4,494,566
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013	2,220,000	954,600
Landry’s Restaurants, Inc.
11.625% due 12/01/2015 (f)	3,580,000	3,794,800
Limited Brands, Inc.
8.50% due 06/15/2019 (f)	680,000	739,500
Mandalay Resort Group
7.625% due 07/15/2013	1,000,000	760,000
MGM Mirage, Inc.
6.625% due 07/15/2015	245,000	190,488
6.75% due 09/01/2012	2,085,000	1,860,863
8.375% due 02/01/2011	10,359,000	9,815,153
8.50% due 09/15/2010	405,000	402,975
10.375% due 05/15/2014 (f)	770,000	835,450
11.125% due 11/15/2017 (f)	285,000	315,638
11.375% due 03/01/2018 (f)	6,435,000	5,759,325
Michaels Stores, Inc.
zero coupon due 11/01/2016	6,060,000	4,999,500
10.00% due 11/01/2014	7,190,000	7,441,650
11.375% due 11/01/2016	2,290,000	2,410,225
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	3,415,000	2,326,469
11.50% due 11/01/2017 (f)	2,000,000	2,040,000
NCL Corp., Ltd.
11.75% due 11/15/2016 (f)	5,620,000	5,549,750
Neiman Marcus Group, Inc.
7.125% due 06/01/2028	5,404,000	4,755,520
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015	11,446,293	11,188,751
Norcraft Companies LP
9.00% due 11/01/2011	9,120,000	9,131,400
Norcraft Holdings Capital
9.75% due 09/01/2012	3,729,000	3,579,840
Oxford Industries, Inc.
11.375% due 07/15/2015	7,355,000	8,090,500
Penn National Gaming, Inc.
8.75% due 08/15/2019 (f)	1,890,000	1,932,525
Pinnacle Entertainment, Inc.
8.625% due 08/01/2017 (f)	5,050,000	5,151,000
Sbarro, Inc.
10.375% due 02/01/2015	4,145,000	3,253,825
Snoqualmie Entertainment Authority
4.68% due 02/01/2014 (b)(f)	2,960,000	1,450,400
9.125% due 02/01/2015 (f)	1,645,000	871,850

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Station Casinos, Inc.
6.00% due 04/01/2012 ^	$10,293,000	$1,556,816
6.50% due 02/01/2014 ^	2,340,000	11,700
6.625% due 03/15/2018 ^	2,257,000	11,285
7.75% due 08/15/2016 ^	5,098,000	796,563
Suburban Propane Partners LP
6.875% due 12/15/2013	6,600,000	6,600,000
TRW Automotive, Inc.
8.875% due 12/01/2017 (f)	1,500,000	1,560,000
Visteon Corp.
8.25% due 08/01/2010 ^	3,934,000	1,032,675
12.25% due 12/31/2016 ^ (f)	3,332,000	1,399,440
Wynn Las Vegas LLC
7.875% due 11/01/2017 (f)	1,595,000	1,614,938

		253,884,033

Consumer, Non-cyclical - 11.21%
ACCO Brands Corp.
10.625% due 03/15/2015 (f)	4,930,000	5,423,000
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	4,035,000	4,236,750
10.00% due 07/15/2016 (f)	1,280,000	1,344,000
Altegrity, Inc.
10.50% due 11/01/2015 (f)	760,000	678,300
11.75% due 05/01/2016 (f)	8,764,000	7,547,995
American Achievement Corp.
8.25% due 04/01/2012 (f)	2,696,000	2,689,260
American Greetings Corp.
7.375% due 06/01/2016	1,972,000	1,922,700
American Greetings Corp., Series 2
7.375% due 06/01/2016	475,000	437,000
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	3,918,000	3,922,897
Ashtead Holdings PLC
8.625% due 08/01/2015 (f)	885,000	889,425
Biomet, Inc.
10.00% due 10/15/2017	4,520,000	4,909,850
Biomet, Inc., PIK
10.375% due 10/15/2017	3,385,000	3,672,725
Bumble Bee Foods LLC
7.75% due 12/15/2015 (f)	2,090,000	2,095,225
Ceridian Corp., PIK
12.25% due 11/15/2015	5,479,425	5,178,057
CRC Health Corp.
10.75% due 02/01/2016	17,635,000	14,813,400
Del Monte Corp.
7.50% due 10/15/2019 (f)	2,780,000	2,863,400
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	4,191,000	4,243,387
Dole Food Company, Inc.
13.875% due 03/15/2014 (f)	201,000	241,702
FMC Finance III SA
6.875% due 07/15/2017	4,120,000	4,089,100
H&E Equipment Services, Inc.
8.375% due 07/15/2016	4,350,000	4,355,437
HCA, Inc.
6.25% due 02/15/2013	40,000	38,900
7.50% due 12/15/2023	2,950,000	2,695,545
7.50% due 11/06/2033	2,800,000	2,448,704
7.875% due 02/15/2020 (f)	$5,750,000	$5,987,187
HCA, Inc., PIK
9.625% due 11/15/2016	19,450,000	21,054,625
Leiner Health Products, Inc.
11.00% due 06/01/2012 ^	18,200,000	1,820
Penhall International Corp.
12.00% due 08/01/2014 (f)	7,130,000	4,474,075
Rental Service Corp.
9.50% due 12/01/2014	6,265,000	6,272,831
Revlon Consumer Products Corp.
9.75% due 11/15/2015 (f)	2,960,000	3,056,200
RSC Equipment Rental, Inc.
10.00% due 07/15/2017 (f)	5,385,000	5,856,188
Service Corp. International
7.625% due 10/01/2018	1,690,000	1,673,100
Smithfield Foods, Inc.
10.00% due 07/15/2014 (f)	4,580,000	4,969,300
Stonemor Operating LLC/Cornerstone Family
Services/Osiris Holdings
10.25% due 12/01/2017 (f)	5,795,000	5,896,413
Talecris Biotherapeutics Holdings Corp.
7.75% due 11/15/2016 (f)	2,470,000	2,507,050
Tenet Healthcare Corp.
8.875% due 07/01/2019 (f)	3,886,000	4,196,880
9.00% due 05/01/2015 (f)	2,652,000	2,864,160
10.00% due 05/01/2018 (f)	12,072,000	13,520,640
The Geo Group, Inc.
7.75% due 10/15/2017 (f)	2,760,000	2,825,550
Trico Shipping AS
11.875% due 11/01/2014 (f)	6,910,000	7,195,038
U.S. Oncology Holdings, Inc.
9.125% due 08/15/2017	8,120,000	8,526,000
U.S. Oncology Holdings, Inc., PIK
6.4275% due 03/15/2012	15,192,000	14,204,520
Universal Hospital Services, Inc.
3.8594% due 06/01/2015 (b)	1,650,000	1,390,125
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	2,305,000	2,270,425
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	5,700,000	5,906,625
Viskasa Companies, Inc.
9.875% due 01/15/2018 (f)	5,940,000	5,984,550

		211,370,061

Diversified - 0.65%
JSG Funding PLC
7.75% due 04/01/2015	2,360,000	2,268,550
Leucadia National Corp.
7.75% due 08/15/2013	1,695,000	1,701,356
8.125% due 09/15/2015	4,540,000	4,630,800
Reynolds Group DL Escrow, Inc.
7.75% due 10/15/2016 (f)	3,535,000	3,614,538

		12,215,244
Energy - 12.06%
Adaro Indonesia PT
7.625% due 10/22/2019 (f)	1,730,000	1,710,538
Arch Coal, Inc.
8.75% due 08/01/2016 (f)	4,380,000	4,631,850

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Atlas Pipeline Partners LP
8.75% due 06/15/2018	$4,755,000	$4,208,175
Basic Energy Services, Inc.
11.625% due 08/01/2014	5,610,000	6,002,700
Belden & Blake Corp.
8.75% due 07/15/2012	16,501,000	15,428,435
Berry Petroleum Company
10.25% due 06/01/2014	5,105,000	5,551,687
Chesapeake Energy Corp.
6.25% due 01/15/2018	8,915,000	8,558,400
7.25% due 12/15/2018	9,876,000	9,950,070
Cie Generale de Geophysique-Veritas
9.50% due 05/15/2016	3,685,000	3,942,950
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,480,000	1,468,900
Complete Production Services, Inc.
8.00% due 12/15/2016	4,090,000	4,033,762
Corral Finans AB, PIK
1.7844% due 04/15/2010 (b)(f)	15,389,807	13,321,423
Dynegy Holdings, Inc.
7.75% due 06/01/2019	22,445,000	19,471,037
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	1,900,000	1,833,500
El Paso Corp.
7.375% due 12/15/2012	2,000,000	2,054,270
Encore Acquisition Company
9.50% due 05/01/2016	1,510,000	1,593,050
Enterprise Products Operating LP
7.034% until 01/15/2018 then variable
due 01/15/2068	3,665,000	3,362,637
8.375% due 08/01/2066 (b)	4,220,000	4,114,500
Forest Oil Corp.
8.50% due 02/15/2014 (f)	5,665,000	5,919,925
Geokinetics Holdings, Inc.
9.75% due 12/15/2014 (f)	2,270,000	2,230,275
Headwaters, Inc.
11.375% due 11/01/2014 (f)	280,000	291,900
Hercules Offshore LLC
10.50% due 10/15/2017 (f)	2,745,000	2,895,975
International Coal Group, Inc.
10.25% due 07/15/2014	10,875,000	10,453,594
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013 (f)	3,450,000	3,687,187
Key Energy Services, Inc.
8.375% due 12/01/2014	6,325,000	6,340,813
Mariner Energy, Inc.
7.50% due 04/15/2013	2,210,000	2,198,950
8.00% due 05/15/2017	360,000	345,600
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp., Series B
8.75% due 04/15/2018	3,850,000	3,965,500
Murray Energy Corp.
10.25% due 10/15/2015 (f)	4,200,000	4,179,000
OPTI Canada, Inc.
8.25% due 12/15/2014	5,915,000	4,872,481
9.00% due 12/15/2012 (f)	3,890,000	3,977,525
Petrobras International Finance Company
6.875% due 01/20/2040	2,355,000	2,419,996
PetroHawk Energy Corp.
9.125% due 07/15/2013	$3,830,000	$4,002,350
Plains Exploration & Production Company
8.625% due 10/15/2019	3,275,000	3,365,063
10.00% due 03/01/2016	5,975,000	6,542,625
Quicksilver Resources, Inc.
8.25% due 08/01/2015	4,390,000	4,499,750
11.75% due 01/01/2016	6,780,000	7,695,300
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	2,355,000	2,313,788
9.875% due 05/15/2016 (f)	1,000,000	1,052,500
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015	13,560,000	13,560,000
Stone Energy Corp.
8.25% due 12/15/2011	3,965,000	3,950,131
The Griffin Coal Mining Company Pty, Ltd.
9.50% due 12/01/2016 ^ (f)	250,000	147,812
VeraSun Energy Corp.
9.375% due 06/01/2017 ^	4,785,000	753,638
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	4,245,000	4,032,750
Whiting Petroleum Corp.
7.00% due 02/01/2014	6,415,000	6,439,056
7.25% due 05/01/2012	1,235,000	1,241,175
Williams Companies, Inc.
7.875% due 09/01/2021	2,505,000	2,873,285

		227,485,828

Financial - 13.88%
AAC Group Holding Corp.
10.25% due 10/01/2012 (f)	300,000	300,750
American International Group, Inc.
8.25% due 08/15/2018	6,015,000	5,647,183
American International Group, Inc., MTN
5.45% due 05/18/2017	10,220,000	8,271,107
5.85% due 01/16/2018	2,695,000	2,211,326
American International Group, Inc., Series WI
8.175% until 05/15/2038 then variable
due 05/15/2058	3,355,000	2,214,300
Ashton Woods USA LLC/Ashton Woods Finance
Company
zero coupon, Step up to 11.00% on
02/24/2012 due 06/30/2015 (f)	2,012,400	754,650
Bank of America Corp.
8.125% until 05/15/2018 then variable
due 12/29/2049	1,385,000	1,333,395
BankAmerica Institutional Capital A
8.07% due 12/31/2026 (f)	2,000,000	1,960,000
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	9,920,000	8,047,600
CIT Group, Inc.
7.00% due 05/01/2013	764,881	713,252
7.00% due 05/01/2014	1,147,323	1,065,576
7.00% due 05/01/2015	1,147,323	1,026,854
7.00% due 05/01/2016	2,212,207	1,946,742
7.00% due 05/01/2017	10,357,090	8,984,776
Credit Agricole SA
8.375% due 10/29/2049 (b)(f)	3,000,000	3,180,000

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

High Yield Trust (continued)
		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Dupont Fabros Tech LP, REIT
8.50% due 12/15/2017 (f)		$2,590,000	$2,632,088
Everest Reinsurance Holdings, Inc.
6.60% until 05/15/2017 then variable
due 05/01/2067		4,300,000	3,139,000
Ford Motor Credit Company LLC
7.50% due 08/01/2012		11,995,000	12,096,454
12.00% due 05/15/2015		29,075,000	33,716,184
Fresenius US Finance II, Inc.
9.00% due 07/15/2015 (f)		5,545,000	6,099,500
GMAC LLC
8.00% due 11/01/2031		20,485,000	18,436,500
8.00% due 12/31/2018		1,142,000	1,004,960
GXS Worldwide, Inc.
9.75% due 06/15/2015 (f)		5,310,000	5,217,075
Hawker Beechcraft Acquisition Company LLC, PIK
8.875% due 04/01/2015		21,094,841	12,867,853
Host Hotels & Resorts LP, REIT
6.375% due 03/15/2015		1,185,000	1,161,300
HSBC Bank PLC
8.90% due 12/20/2010	RUB	62,682,000	1,671,809
ICICI Bank, Ltd.
6.375% due 04/30/2022 (f)		$2,434,000	2,185,033
6.375% due 04/30/2022		1,907,000	1,685,311
International Lease Finance Corp., MTN
5.75% due 06/15/2011		870,000	799,356
JPMorgan Chase & Company, Series 1
7.90% until 04/30/2018 then variable
due 04/29/2049 (b)		9,605,000	9,907,173
Lehman Brothers Holdings, Inc., MTN
5.25% due 02/06/2012 ^		6,255,000	1,219,725
Lukoil International Finance BV
6.656% due 06/07/2022		1,467,000	1,400,985
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017		3,860,000	3,792,450
Metlife Capital Trust IV
7.875% due 12/15/2067 (f)		2,590,000	2,577,050
Ocwen Capital Trust I
10.875% due 08/01/2027		1,660,000	1,460,800
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)		2,170,000	2,039,800
7.00% due 05/01/2017 (f)		3,380,000	3,042,000
Rabobank Nederland
11.00% due 06/29/2049 (b)(f)		6,820,000	8,315,312
Realogy Corp.
10.50% due 04/15/2014		17,150,000	14,834,750
Realogy Corp., PIK
11.00% due 04/15/2014		817,669	674,577
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013		3,350,000	3,008,585
5.05% due 01/08/2015		1,450,000	1,257,820
RSHB Capital SA for OJSC Russian Agricultural
Bank
6.299% due 05/15/2017 (f)		1,144,000	1,152,008
6.299% due 05/15/2017		1,200,000	1,207,500
7.125% due 01/14/2014 (f)		1,430,000	1,513,083
7.125% due 01/14/2014		6,845,000	7,226,266
7.175% due 05/16/2013 (f)		1,301,000	1,379,060
7.175% due 05/16/2013		1,350,000	1,427,625
RSHB Capital SA for OJSC Russian Agricultural
Bank (continued)
9.00% due 06/11/2014 (f)		$2,330,000	$2,644,550
SLM Corp., MTN
5.625% due 08/01/2033		3,345,000	2,521,993
8.45% due 06/15/2018		5,460,000	5,387,671
TNK-BP Finance SA
6.625% due 03/20/2017 (f)		212,000	207,230
6.625% due 03/20/2017		2,683,000	2,622,633
7.50% due 07/18/2016 (f)		633,000	648,825
7.50% due 07/18/2016		2,400,000	2,469,000
7.875% due 03/13/2018 (f)		3,340,000	3,431,850
UPC Germany GmbH
8.125% due 12/01/2017 (f)		4,750,000	4,803,438
Vanguard Health Holding Company I LLC
11.25% due 10/01/2015		8,570,000	9,019,925
Wells Fargo Capital XIII, Series GMTN
7.70% until 03/26/2013 then variable
due 12/29/2049		7,685,000	7,454,450
Wells Fargo Capital XV
9.75% until 09/26/2013 then variable
due 12/29/2049		2,655,000	2,840,850

			261,858,918

Government - 0.19%
Mubadala Development Company
5.75% due 05/06/2014 (f)		3,420,000	3,555,938

Industrial - 5.88%
American Railcar Industries, Inc.
7.50% due 03/01/2014		2,090,000	1,951,537
Associated Materials, Inc.
11.25% due 03/01/2014		14,640,000	14,127,600
Berry Plastics Escrow LLC
8.25% due 11/15/2015 (f)		2,335,000	2,346,675
Freedom Group, Inc.
10.25% due 08/01/2015 (f)		750,000	795,937
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012		9,815,000	10,183,063
Gulfmark Offshore, Inc.
7.75% due 07/15/2014		3,340,000	3,323,300
Horizon Lines, Inc.
4.25% due 08/15/2012		8,025,000	6,520,312
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014		3,085,000	3,007,875
7.625% due 12/01/2013		1,565,000	1,541,525
12.50% due 04/01/2016		1,165,000	1,339,750
Kansas City Southern Railway Company
13.00% due 12/15/2013		3,000,000	3,480,000
Koppers, Inc.
7.875% due 12/01/2019 (f)		2,050,000	2,070,500
L-3 Communications Corp., Series B
6.375% due 10/15/2015		485,000	486,819
Metals USA, Inc.
11.125% due 12/01/2015		14,326,000	14,487,168
Nortek, Inc.
11.00% due 12/01/2013		6,368,177	6,654,745
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)		6,380,000	6,619,250

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
Radnor Holdings, Inc. 11.00% due 03/15/2010 ^		$2,275,000	$228
RailAmerica, Inc. 9.25% due 07/01/2017		8,820,000	9,382,275
Solo Cup Company 10.50% due 11/01/2013 (f)		6,420,000	6,837,300
Teekay Shipping Corp. 8.875% due 07/15/2011		6,105,000	6,326,306
TransDigm, Inc. 7.75% due 07/15/2014 (f)		5,295,000	5,374,425
TriMas Corp. 9.75% due 12/15/2017 (f)		1,980,000	1,942,875
USG Corp. 9.75% due 08/01/2014 (f)		2,000,000	2,135,000

			110,934,465

Technology - 0.84%
Advanced Micro Devices, Inc. 8.125% due 12/15/2017 (f)		515,000	513,069
First Data Corp. 9.875% due 09/24/2015		7,400,000	6,826,500
Freescale Semiconductor, Inc.
8.875% due 12/15/2014		4,717,000	4,327,848
10.125% due 12/15/2016		3,975,000	3,199,875
Freescale Semiconductor, Inc., PIK 9.125% due 12/15/2014		1,072,039	947,414

			15,814,706

Utilities - 5.96%
AES Corp.
8.75% due 05/15/2013 (f)		6,000	6,150
8.875% due 02/15/2011		3,100,000	3,231,750
Edison Mission Energy
7.20% due 05/15/2019		2,690,000	2,037,675
7.625% due 05/15/2027		10,850,000	7,350,875
7.75% due 06/15/2016		4,550,000	3,867,500
EEB International Ltd. 8.75% due 10/31/2014 (f)		6,480,000	6,998,400
Energy Future Holdings Corp. 10.875% due 11/01/2017		10,010,000	8,183,175
Energy Future Holdings Corp., PIK 11.25% due 11/01/2017		59,191,194	41,877,770
Mirant Americas Generation LLC
8.50% due 10/01/2021		760,000	722,000
9.125% due 05/01/2031		1,350,000	1,215,000
Mirant Mid Atlantic LLC, Series B 9.125% due 06/30/2017		326,503	342,828
Mirant Mid Atlantic LLC, Series C 10.06% due 12/30/2028		7,989,214	8,428,621
Mirant North America LLC 7.375% due 12/31/2013		765,000	756,393
North American Energy Alliance LLC 10.875% due 06/01/2016 (f)		2,420,000	2,571,250
NRG Energy, Inc.
7.25% due 02/01/2014		3,910,000	3,958,875
7.375% due 02/01/2016		680,000	680,850
7.375% due 01/15/2017		2,400,000	2,406,000
Orion Power Holdings, Inc. 12.00% due 05/01/2010		3,475,000	3,561,875
Texas Competitive Electric Holdings Company LLC, Series A 10.25% due 11/01/2015		$11,850,000	$9,598,500
Texas Competitive Electric Holdings Company LLC, Series B 10.25% due 11/01/2015		5,750,000	4,657,500

			112,452,987

TOTAL CORPORATE BONDS (Cost $1,594,128,578)			$1,632,546,048

DEFAULTED BONDS BEYOND MATURITY DATES - 0.23%

Argentina - 0.23%
Republic of Argentina
7.625 due 08/11/2007 ^	EUR	4,400,000,000	1,301,671
8.000% due 02/26/2008 ^		450,000	261,265
8.000% due 10/30/2009 ^		1,425,000,000	395,631
9.00% due 11/19/2008 ^		222,000	62,443
10.00% due 02/22/2007 ^		825,000	476,028
10.00% due 09/07/2007 ^		1,000,000	559,084
10.00% due 01/03/2007 ^		1,075,000,000	273,462
10.50% due 11/14/2002 ^		3,500,000	962,013

			4,291,597

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $2,943,708)			$4,291,597

COMMON STOCKS - 1.15%

Basic Materials - 0.24%
Georgia Gulf Corp. *		262,400	4,560,512

Communications - 0.74%
Charter Communications, Inc., Class A *		388,812	13,802,826
Maxcom Telecomunicaciones SAB de CV *		13,302	80,743
SuperMedia, Inc. *		2,493	88,502
Viatel Holdings Bermuda, Ltd. *		38	9
XO Holdings, Inc. *		5,320	3,139

			13,975,219

Energy - 0.05%
Semgroup Corp. *		33,560	972,750

Financial - 0.10%
CIT Group, Inc. * (a)		65,836	1,817,732

Industrial - 0.02%
Nortek, Inc. *		11,926	417,410

Utilities - 0.00%
PNM Resources, Inc.		210	2,656

TOTAL COMMON STOCKS (Cost $30,525,093)			$21,746,279

PREFERRED STOCKS - 1.54%

Communications - 0.00%
CMP Susquehanna Radio Holdings, Corp., Series A * (j)		51,586	19,345
ION Media Networks, Inc., Series B, 12.00% *		13	0

			19,345

Financial - 1.54%
Bank of America Corp., Series L, 7.25%		11,220	9,862,380

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Financial (continued)
Bank of America Corp. (j)	3,320,000	$3,196,297
Capital One Capital V, 10.25%	4,900,000	5,696,250
Citigroup, Inc., 7.50%	68,000	7,095,120
GMAC, Inc., 7.00% (f)	4,957	3,267,282

		29,117,329

TOTAL PREFERRED STOCKS (Cost $25,753,634)		$29,136,674

TERM LOANS - 4.37%

Basic Materials - 0.57%
Berry Plastics Holding Company 2.2341% due 04/03/2015 (b)	997,442	862,788
Lyondell Chemical Company
3.9777% due 12/20/2014 (b)	5,631,665	4,167,432
4.210% due 02/03/2010 (b)	5,498,890	5,677,604

		10,707,824

Communications - 0.50%
Idearc, Inc. 2.48% due 11/01/2014 (b)	6,085,442	3,146,678
Newsday LLC 10.50% due 08/01/2013 (b)	6,000,000	6,334,998

		9,481,676

Consumer, Cyclical - 1.31%
Allison Transmission, Inc. 3.0095% due 08/07/2014 (b)	8,735,814	7,995,453
Community Health Systems, Inc., Tranche B 2.5688% due 07/02/2014 (b)	4,909,724	4,624,685
Ford Motor Company, Tranche B 3.24% due 11/29/2013 (b)	2,465,200	2,274,147
Harrahs Operating Company, Inc. 9.50% due 10/31/2016 (b)	2,000,000	1,985,626
Michaels Stores, Inc. 2.50% due 07/31/2016 (b)	1,571,423	1,476,015
Michaels Stores, Inc., Tranche B 2.50% due 10/31/2013 (b)	1,167,672	1,051,270
United Air Lines, Inc., Tranche B 2.3125% due 01/12/2014 (b)	6,850,870	5,357,381

		24,764,577

Consumer, Non-cyclical - 0.61%
Bausch & Lomb, Inc. 3.5588% due 04/11/2015 (b)	4,876,341	4,632,524
Iasis Holdco, Inc., PIK 6.2894% due 06/15/2014 (b)	7,404,229	6,719,338
Simmons Holdco, Inc., PIK 8.2238% due 02/15/2012 (b)	3,816,085	57,241

		11,409,103

Energy - 0.64%
Ashmore Energy 4.22% due 03/30/2014 (b)	4,336,498	3,951,633
Turbo Beta, Ltd. 14.50% due 03/15/2018 (b)	9,595,621	8,156,277

		12,107,910

Financial - 0.66%

CIT Group, Inc. 13.00% due 01/18/2012 (b)	4,000,000	4,142,500

Hawker Beechcraft Acquisition Company LLC 2.2575% due 03/26/2014 (b)	$3,967,464	$2,955,761

Realogy Corp., 2nd Lien Fixed Rate Term Loan A 13.50% due 10/15/2017 (b)	5,000,000	5,283,335

		12,381,596

Industrial - 0.01%

Penhall Holdings Company 9.6313% due 04/01/2012 (b)	3,943,911	157,757

Utilities - 0.07%
NRG Energy, Inc. 1.785% due 02/01/2014	1,413,037	1,342,032

TOTAL TERM LOANS (Cost $81,457,247)		$82,352,475

WARRANTS - 0.02%

Communications - 0.00%
Charter Communications, Inc. (Expiration Date: 11/30/2014, Strike Price USD $51.00) *	6,978	27,912

Consumer, Cyclical - 0.00%
Buffets Restaurants Holdings, Inc. (Expiration Date: 04/28/2014) *	6,339	0

Energy - 0.00%
Semgroup Corp. (Expiration Date: 11/30/2014) *	35,326	0

Financial - 0.00%
CNB Capital Trust I (Expiration Date: 03/23/2019) *	58,949	1,565

Government - 0.01%
Republic of Venezuela (Expiration Date: 04/15/2020, Strike Price USD $26.00) *	346,000	91,690

Industrial - 0.01%
Nortek, Inc. (Expiration Date: 12/07/2014) *	14,700	187,278

TOTAL WARRANTS (Cost $317,187)		$308,445

REPURCHASE AGREEMENTS - 0.67%
Morgan Stanley Tri-Party Repurchase Agreement dated 12/31/2009 at 0.005% to be repurchased at 11,800,007 on 01/04/2010, collateralized by $11,935,000 Federal Home Loan Bank, 0.93% due 04/01/2010 (valued at $12,035,970, including interest)	$11,800,000	$11,800,000

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS (continued)
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $866,000 on 01/04/2010, collateralized by $665,000 Federal National Mortgage Association, 1.722% due 05/10/2011 (valued at $669,988, including interest) and $220,000 Federal Home Loan Bank, 1.32% due 03/12/2012 (valued at $219,450, including interest)	$866,000	$866,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,666,000)		$12,666,000

SECURITIES LENDING COLLATERAL - 0.08%

Securities Lending Collateral - 0.08%
John Hancock Collateral Investment Trust, 0.1387% (c)(k)	146,350	1,464,895

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,464,900)		$1,464,895

Total Investments (High Yield Trust) (Cost $1,814,817,882) - 98.06%		$1,849,492,208
Other assets and liabilities, net - 1.94%		36,615,089

TOTAL NET ASSETS - 100.00%		$1,886,107,297

Income Trust

		Shares or Principal Amount	Value

CORPORATE BONDS - 46.65%

Basic Materials - 0.76%
Ineos Group Holdings PLC 7.875% due 02/15/2016 (f)	EUR	1,650,000	$1,496,089
Nalco Company 8.25% due 05/15/2017 (f)		$300,000	318,750
Teck Resources, Ltd.
9.75% due 05/15/2014		800,000	923,000
10.75% due 05/15/2019		700,000	836,500

			3,574,339

Communications - 5.42%
Cablevision Systems Corp., Series B 8.00% due 04/15/2012		2,700,000	2,855,250
CC Holdings GS V LLC 7.75% due 05/01/2017 (f)		700,000	745,500
Charter Communications Holdings II LLC 13.50% due 11/30/2016 (f)		4,766,957	5,565,422
Clear Channel Worldwide Holdings, Inc.
9.25% due 12/15/2017 (f)		200,000	204,000
9.25% due 12/15/2017 (f)		800,000	824,000
Crown Castle International Corp. 9.00% due 01/15/2015		600,000	639,000
Dex Media West LLC 9.875% due 08/15/2013 ^		1,500,000	472,500
Dex Media, Inc. 8.00% due 11/15/2013 ^		2,455,000	619,887
Dex Media, Inc. (continued)
9.00% due 11/15/2013 ^		$1,000,000	$252,500
9.00% due 11/15/2013 ^		4,500,000	1,136,250
EchoStar DBS Corp. 7.75% due 05/31/2015		5,000,000	5,237,500
Lamar Media Corp. 9.75% due 04/01/2014		800,000	883,000
Qwest Corp. 8.375% due 05/01/2016		600,000	643,500
R.H. Donnelley Corp. 8.875% due 10/15/2017 ^		3,500,000	328,125
R.H. Donnelley Corp., Series A-1 6.875% due 01/15/2013 ^		1,750,000	164,063
R.H. Donnelley Corp., Series A-2 6.875% due 01/15/2013 ^		1,750,000	164,063
R.H. Donnelley Corp., Series A-3 8.875% due 01/15/2016 ^		3,500,000	328,125
Univision Communications, Inc. 12.00% due 07/01/2014 (f)		500,000	550,625
Univision Communications, Inc., PIK 9.75% due 03/15/2015 (f)		2,631,250	2,305,633
Wind Acquisition Holdings Finance SpA 11.75% due 07/15/2017 (f)		1,400,000	1,529,500

			25,448,443

Consumer, Cyclical - 2.60%
Cinemark USA, Inc. 8.625% due 06/15/2019 (f)		400,000	416,000
Dollar General Corp. 10.625% due 07/15/2015		2,917,000	3,230,577
Dollar General Corp., PIK 11.875% due 07/15/2017		1,718,000	1,984,290
General Motors Corp. 8.375% due 07/15/2033 ^		2,100,000	567,000
Harrahs Operating Escrow LLC 11.25% due 06/01/2017 (f)		450,000	470,813
KB Home 5.75% due 02/01/2014		700,000	658,000
Limited Brands, Inc. 8.50% due 06/15/2019 (f)		500,000	543,750
MGM Mirage, Inc.
6.75% due 04/01/2013		500,000	431,250
13.00% due 11/15/2013		1,000,000	1,147,500
Wendy’s/Arby’s Restaurants LLC 10.00% due 07/15/2016		1,000,000	1,090,000
Wyndham Worldwide Corp. 9.875% due 05/01/2014		1,500,000	1,667,516

			12,206,696

Consumer, Non-cyclical - 9.40%
Alliance One International, Inc. 10.00% due 07/15/2016 (f)		500,000	525,000
Ceridian Corp. 11.25% due 11/15/2015		2,500,000	2,384,375
Community Health Systems, Inc. 8.875% due 07/15/2015		3,500,000	3,622,500
DaVita, Inc.
6.625% due 03/15/2013		1,000,000	1,002,500
7.25% due 03/15/2015		1,700,000	1,704,250

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
HCA, Inc.
6.50% due 02/15/2016	$2,200,000	$2,090,000
7.875% due 02/15/2020 (f)	2,000,000	2,082,500
8.50% due 04/15/2019 (f)	2,500,000	2,693,750
9.25% due 11/15/2016	4,000,000	4,295,000
Hertz Corp.
8.875% due 01/01/2014	4,000,000	4,090,000
10.50% due 01/01/2016	1,395,000	1,489,162
Jarden Corp. 8.00% due 05/01/2016	400,000	413,000
JBS USA LLC 11.625% due 05/01/2014	1,000,000	1,132,500
Regal Cinemas Corp. 8.625% due 07/15/2019	700,000	728,000
Supervalu, Inc. 8.00% due 05/01/2016	1,300,000	1,319,500
Tenet Healthcare Corp.
7.375% due 02/01/2013	1,000,000	1,002,500
9.00% due 05/01/2015 (f)	3,250,000	3,510,000
9.25% due 02/01/2015	3,500,000	3,727,500
10.00% due 05/01/2018 (f)	3,250,000	3,640,000
U.S. Oncology Holdings, Inc. 9.125% due 08/15/2017	1,000,000	1,050,000
U.S. Oncology Holdings, Inc., PIK 6.4275% due 03/15/2012	1,741,000	1,627,835

		44,129,872

Energy - 10.27%
Bill Barrett Corp. 9.875% due 07/15/2016	300,000	319,500
Callon Petroleum Company 13.00% due 09/15/2016	1,125,000	838,125
Chesapeake Energy Corp.
6.50% due 08/15/2017	2,400,000	2,352,000
6.875% due 11/15/2020	300,000	289,500
7.25% due 12/15/2018	4,500,000	4,533,750
9.50% due 02/15/2015	2,600,000	2,853,500
Dynegy Holdings, Inc.
7.50% due 06/01/2015	1,220,000	1,140,700
7.75% due 06/01/2019	1,000,000	867,500
8.375% due 05/01/2016	4,000,000	3,800,000
El Paso Corp.
7.25% due 06/01/2018	2,500,000	2,469,995
7.75% due 01/15/2032	300,000	283,684
12.00% due 12/12/2013	800,000	938,000
Forest Oil Corp. 8.50% due 02/15/2014 (f)	2,000,000	2,090,000
Holly Corp. 9.875% due 06/15/2017 (f)	2,000,000	2,105,000
Mariner Energy, Inc.
7.50% due 04/15/2013	500,000	497,500
11.75% due 06/30/2016	700,000	780,500
Newfield Exploration Company 6.625% due 04/15/2016	2,500,000	2,506,250
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)	4,000,000	4,040,000
10.50% due 08/01/2014	1,600,000	1,748,000
Pioneer Natural Resources Company 6.65% due 03/15/2017	750,000	739,700
Pioneer Natural Resources Company (continued) 6.875% due 05/01/2018	$1,500,000	$1,484,130
Plains Exploration & Production Company
7.75% due 06/15/2015	1,500,000	1,526,250
10.00% due 03/01/2016	1,000,000	1,095,000
Quicksilver Resources, Inc. 11.75% due 01/01/2016	500,000	567,500
Sabine Pass LNG LP 7.25% due 11/30/2013	1,000,000	907,500
SandRidge Energy, Inc. 9.875% due 05/15/2016 (f)	1,200,000	1,263,000
SEACOR Holdings, Inc. 7.375% due 10/01/2019	1,000,000	1,012,343
SESI LLC 6.875% due 06/01/2014	1,000,000	985,000
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	2,000,000	1,900,000
Western Refining, Inc.
11.25% due 06/15/2017 (f)	2,500,000	2,262,500

		48,196,427

Financial - 10.84%
Aflac, Inc. 8.50% due 05/15/2019	700,000	806,393
Bank of America Corp. 8.125% until 05/15/2018 then variable due 12/29/2049	1,500,000	1,444,110
CEVA Group PLC, ADR 10.00% due 09/01/2014 (f)	2,000,000	1,900,000
Duke Realty LP
5.95% due 02/15/2017	600,000	558,419
6.25% due 05/15/2013	1,000,000	1,005,725
Ford Motor Credit Company LLC
3.0344% due 01/13/2012 (b)	1,500,000	1,395,000
7.25% due 10/25/2011	2,000,000	2,019,784
7.375% due 02/01/2011	2,000,000	2,040,772
7.50% due 08/01/2012	1,000,000	1,008,458
8.00% due 06/01/2014	2,000,000	2,053,576
9.75% due 09/15/2010	1,800,000	1,857,328
12.00% due 05/15/2015	3,000,000	3,478,884
GMAC LLC
6.875% due 09/15/2011 (f)	1,899,000	1,870,515
7.75% due 01/19/2010 (f)	4,210,000	4,210,000
HCP, Inc., MTN 6.70% due 01/30/2018	1,250,000	1,212,668
Host Hotels & Resorts LP, REIT
6.375% due 03/15/2015	1,470,000	1,440,600
9.00% due 05/15/2017 (f)	600,000	648,750
Host Marriott LP 7.125% due 11/01/2013	500,000	508,125
iStar Financial, Inc., REIT 8.625% due 06/01/2013	2,750,000	1,760,000
JPMorgan Chase & Company, Series 1 7.90% until 04/30/2018 then variable due 04/29/2049 (b)	7,500,000	7,735,950
Liberty Mutual Group, Inc. 10.75% due 06/15/2058 (f)	5,000,000	5,300,000
Petroplus Finance, Ltd. 6.75% due 05/01/2014 (f)	500,000	470,000

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Vanguard Health Holding Company I LLC 11.25% due 10/01/2015	$100,000	$105,250
Washington Mutual Preferred Funding 9.75% due 10/29/2049 ^ (f)	500,000	7,500
Wells Fargo Capital XIII, Series GMTN 7.70% until 03/26/2013 then variable due 12/29/2049	900,000	873,000
Wells Fargo Capital XV 9.75% until 09/26/2013 then variable due 12/29/2049	4,800,000	5,136,000

		50,846,807

Industrial - 1.90%
Flextronics International, Ltd. 6.25% due 11/15/2014	1,250,000	1,231,250
RBS Global, Inc.
9.50% due 08/01/2014	1,500,000	1,503,750
9.50% due 08/01/2014 (f)	1,128,000	1,130,820
11.75% due 08/01/2016	1,000,000	990,000
Sanmina-SCI Corp.
6.75% due 03/01/2013	700,000	690,375
8.125% due 03/01/2016	500,000	498,750
Terex Corp. 8.00% due 11/15/2017	3,000,000	2,887,500

		8,932,445

Technology - 1.21%
First Data Corp. 9.875% due 09/24/2015	2,500,000	2,331,250
Freescale Semiconductor, Inc. 10.125% due 12/15/2016	750,000	603,750
SunGard Data Systems, Inc. 10.625% due 05/15/2015	2,500,000	2,753,125

		5,688,125

Utilities - 4.25%
Calpine Construction Finance Company LP 8.00% due 06/01/2016 (f)	1,000,000	1,030,000
CMS Energy Corp. 8.75% due 06/15/2019	1,000,000	1,094,542
Energy Future Holdings Corp. 10.875% due 11/01/2017	1,500,000	1,226,250
Energy Future Holdings Corp., PIK 11.25% due 11/01/2017	4,606,760	3,259,283
Intergen NV 9.00% due 06/30/2017 (f)	1,000,000	1,042,500
Public Service Company of New Mexico 7.95% due 05/15/2018	1,500,000	1,570,198
RRI Energy, Inc.
7.625% due 06/15/2014	900,000	891,000
7.875% due 06/15/2017	400,000	393,000
Sabine Pass LNG LP 7.50% due 11/30/2016	800,000	666,000
Texas Competitive Electric Holdings Company LLC, PIK 10.50% due 11/01/2016	2,231,328	1,573,086
Texas Competitive Electric Holdings Company LLC, Series A 10.25% due 11/01/2015	7,500,000	6,075,000
Texas Competitive Electric Holdings Company LLC, Series B 10.25% due 11/01/2015	$500,000	$405,000
TXU Corp., Series P 5.55% due 11/15/2014	1,000,000	709,198

		19,935,057

TOTAL CORPORATE BONDS (Cost $214,832,999)		$218,958,211

CONVERTIBLE BONDS - 2.06%
Financial - 1.90%
Credit Suisse Securities USA LLC, Series 0001 11.00% due 09/03/2010	7,500,000	1,429,050
Goldman Sachs Group, Inc. 12.50% due 04/01/2010	6,000,000	2,433,726
Goldman Sachs Group, Inc., Series 0000
9.00% due 08/20/2010	4,500,000	2,027,295
10.55% due 07/21/2010	2,000,000	1,240,540
iStar Financial, Inc., REIT 0.7897% due 10/01/2012 (b)	3,200,000	1,764,160

		8,894,771

Technology - 0.16%
Advanced Micro Devices, Inc.
5.75% due 08/15/2012 (f)	520,000	512,850
5.75% due 08/15/2012	260,000	256,425

		769,275

TOTAL CONVERTIBLE BONDS (Cost $15,590,116)		$9,664,046

COMMON STOCKS - 33.21%
Basic Materials - 1.21%
Barrick Gold Corp.	12,600	496,188
Newmont Mining Corp.	110,000	5,204,100

		5,700,288

Communications - 2.77%
AT&T, Inc.	175,000	4,905,250
Charter Communications, Inc., Class A *	62,371	2,214,170
Comcast Corp., Class A	67,000	1,129,620
Verizon Communications, Inc.	80,000	2,650,400
Vodafone Group PLC	900,000	2,084,131

		12,983,571

Consumer, Cyclical - 0.31%
Target Corp.	30,000	1,451,100

Consumer, Non-cyclical - 3.04%
Abbott Laboratories	27,000	1,457,730
Diageo PLC	125,000	2,179,922
Johnson & Johnson	40,000	2,576,400
Merck & Company, Inc.	220,000	8,038,800

		14,252,852

Energy - 4.76%
Callon Petroleum Company *	56,250	84,374
Canadian Oil Sands Trust	210,000	6,005,737
ConocoPhillips Company	100,000	5,107,000
Exxon Mobil Corp.	120,000	8,182,800

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Spectra Energy Corp.	145,000	$2,973,950

		22,353,861

Financial - 5.97%
Bank of America Corp.	400,000	6,024,000
Barclays PLC	150,000	661,001
Capital One Financial Corp.	132,000	5,060,880
Citigroup, Inc.	919,306	3,042,903
Duke Realty Corp., REIT	150,000	1,825,500
HSBC Holdings PLC	250,000	2,853,083
iStar Financial, Inc., REIT * (a)	110,200	282,112
JPMorgan Chase & Company	85,000	3,541,950
Wells Fargo & Company	174,800	4,717,852

		28,009,281

Technology - 1.44%
Intel Corp.	150,000	3,060,000
Maxim Integrated Products, Inc.	120,000	2,436,000
Xerox Corp. (a)	150,000	1,269,000

		6,765,000

Utilities - 13.71%
AGL Resources, Inc.	50,000	1,823,500
Ameren Corp.	125,000	3,493,750
American Electric Power Company, Inc.	120,100	4,178,279
American Water Works Company, Inc.	17,400	389,934
CenterPoint Energy, Inc.	100,000	1,451,000
Consolidated Edison, Inc.	80,000	3,634,400
Dominion Resources, Inc.	100,000	3,892,000
Duke Energy Corp.	300,000	5,163,000
FirstEnergy Corp.	40,000	1,858,000
FPL Group, Inc.	50,000	2,641,000
NiSource, Inc.	30,000	461,400
PG&E Corp. (a)	150,000	6,697,500
Pinnacle West Capital Corp.	70,000	2,560,600
Portland General Electric Company	54,873	1,119,958
Progress Energy, Inc.	100,000	4,101,000
Public Service Enterprise Group, Inc.	150,000	4,987,500
Sempra Energy	60,800	3,403,585
Southern Company	150,000	4,998,000
Teco Energy, Inc. (a)	200,000	3,244,000
Xcel Energy, Inc.	200,000	4,244,000

		64,342,406

TOTAL COMMON STOCKS (Cost $170,346,787)		$155,858,359

PREFERRED STOCKS - 4.19%

Consumer, Cyclical - 0.10%
General Motors Corp., Series C, 6.25%	85,000	480,250

Consumer, Non-cyclical - 0.32%
Tenet Healthcare Corp., 7.00%	1,500	1,510,500

Energy - 0.61%
McMoRan Exploration Company, 8.00%	700	990,150
SandRidge Energy, Inc., 8.50%	13,000	1,850,745

		2,840,895

Financial - 3.05%
Bank of America Corp., Series L, 7.25%	5,350	4,702,650
Citigroup, Inc., 7.50%	18,300	$1,909,422
Deutsche Bank AG/London, Series CHK,
12.00% (f)	60,000	1,609,344
Federal Home Loan Mortgage Corp., Series Z * (j)	94,900	99,645
Federal National Mortgage Association,
5.375% *	20	55,000
Federal National Mortgage Association,
Series 08-1, 8.75% *	56,800	101,104
Federal National Mortgage Association,
Series Q, 6.75% *	80,000	72,000
Federal National Mortgage Association,
Series R, 7.625% *	60,200	55,986
Federal National Mortgage Association,
Series S *	79,300	87,230
FelCor Lodging Trust, Inc., Series A, 1.95%	90,000	978,300
GMAC, Inc., 7.00% (f)	1,341	883,887
Wells Fargo & Company, Series L, 7.50%	4,100	3,763,800

		14,318,368

Utilities - 0.11%
FPL Group, Inc., 8.375%	10,000	521,500

TOTAL PREFERRED STOCKS (Cost $29,982,172)		$19,671,513

TERM LOANS - 4.00%

Communications - 1.12%
Clear Channel Communications, Term Loan B
3.8841% due 11/13/2015 (b)	5,500,000	4,482,500
Idearc, Inc., Term Loan A
8.1609% due 11/17/2013 (b)	1,456,163	753,564

		5,236,064

Consumer, Cyclical - 0.56%
Allison Transmission, Inc.
3.0086% due 08/07/2014 (b)(f)	2,891,170	2,646,143

Consumer, Non-cyclical - 0.49%
Bausch & Lomb, Inc.
3.7833% due 04/28/2015 (b)(h)	581,650	552,568
U.S. Investigations Services, Inc.
3.2534% due 02/21/2015 (b)	1,954,887	1,747,180

		2,299,748

Technology - 1.32%
First Data Corp., Tranche B2
3.0355% due 09/24/2014 (b)	1,960,000	1,736,233
First Data Corp., Tranche B3
3.0355% due 09/24/2014 (b)	1,964,912	1,737,719
Freescale Semiconductor, Inc.
12.50% due 12/15/2014 (b)	2,657,444	2,728,310

		6,202,262

Utilities - 0.51%
Texas Competitive Electric Holdings Company LLC
3.7321% due 10/10/2014 (b)	2,949,899	2,396,793

TOTAL TERM LOANS (Cost $23,744,110)		$18,781,010

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.02%

Communications - 0.02%
Charter Communications, Inc.
(Expiration Date 11/30/2014, Strike
Price: USD 46.86) *	22,772	$113,860

TOTAL WARRANTS (Cost $91,088)		$113,860

REPURCHASE AGREEMENTS - 6.88%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $32,278,000 on 01/04/2010, collateralized by $1,150,000 Federal National Mortgage Association, 5.00% due 05/25/2024 (valued at $1,125,563, including interest) and $31,880,000 Federal Home Loan Bank, 1.625% due 06/15/2012 (valued at $31,800,300, including interest)	$32,278,000	$32,278,000

TOTAL REPURCHASE AGREEMENTS (Cost $32,278,000)		$32,278,000

SECURITIES LENDING COLLATERAL - 1.97%

Securities Lending Collateral - 1.97%
John Hancock Collateral
Investment Trust, 0.1387% (c)(k)	923,601	9,244,783

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,245,418)		$9,244,783

SHORT TERM INVESTMENTS - 3.11%
Federal Home Loan Bank Discount Notes
0.112% due 01/04/2010	$14,600,000	$14,599,999

TOTAL SHORT TERM INVESTMENTS (Cost $14,599,999)		$14,599,999

Total Investments (Income Trust) (Cost $510,710,689) - 102.09%		$479,169,781
Other assets and liabilities, net - (2.09)%		(9,818,190)

TOTAL NET ASSETS - 100.00%		$469,351,591

Investment Quality Bond Trust

		Shares or Principal Amount		Value

U.S. TREASURY OBLIGATIONS - 25.38%

U.S. Treasury Bonds - 25.14%
4.375% due 11/15/2039			$1,000,000	$957,188
5.375% due 02/15/2031			3,000,000	3,315,000
7.25% due 08/15/2022			7,000,000	9,068,283
7.50% due 11/15/2016			6,975,000	8,790,132
7.875% due 02/15/2021			19,256,000	25,881,258
8.125% due 08/15/2021			8,477,000	11,626,731
8.125% due 08/15/2019 ***			8,000,000	10,767,504
8.75% due 05/15/2017 to 08/15/2020			23,150,000	32,560,885
8.875% due 08/15/2017			$4,000,000	$5,452,500

				108,419,481

U.S. Treasury Notes - 0.24%
3.125% due 08/31/2013			1,000,000	1,039,141

TOTAL U.S. TREASURY OBLIGATIONS (Cost $104,243,414)		$		109,458,622

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.94%

Federal Home Loan Mortgage Corp. - 1.74%
4.75% due 11/17/2015			5,000,000	5,409,840
5.00% due 12/01/2034			1,849,559	1,903,095
6.50% due 04/01/2029 to 08/01/2034			131,692	141,905
7.50% due 06/01/2010 to 05/01/2028			30,197	33,050

				7,487,890

Federal National Mortgage
Association - 2.74%
4.664% due 06/01/2013			1,078,684	1,124,239
4.918% due 02/01/2013			1,627,938	1,707,650
5.375% due 07/15/2016			4,000,000	4,453,448
5.63% due 12/01/2011			1,286,579	1,342,564
5.937% due 11/01/2011			686,750	717,806
6.046% due 05/01/2012			792,815	843,194
6.085% due 10/01/2011			851,241	887,740
6.095% due 03/01/2012			530,279	567,441
6.50% due 02/01/2036			145,079	155,948
7.00% due 06/01/2029			1,605	1,775

				11,801,805

Government National Mortgage
Association - 0.35%
6.00% due 12/15/2013 to 04/15/2035			296,954	319,200
6.50% due 06/15/2028 to 02/15/2035			155,676	167,329
7.00% due 11/15/2031 to 10/15/2034			922,800	1,008,952
8.00% due 07/15/2030			12,679	14,040

				1,509,521
Housing & Urban Development - 0.11%
7.498% due 08/01/2011			491,000	493,568

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,369,762)		$		21,292,784

FOREIGN GOVERNMENT OBLIGATIONS - 1.34%

Brazil - 1.15%
Federative Republic of Brazil
5.875% due 01/15/2019			1,725,000	1,837,125
7.125% due 01/20/2037			215,000	246,713
10.00% due 01/01/2017	BRL		5,500,000	2,871,723

				4,955,561
Qatar - 0.19%
State of Qatar
4.00% due 01/20/2015 (f)			$800,000	802,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,834,534)		$		5,757,561

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS - 51.91%

Basic Materials - 1.88%
Agrium, Inc.
7.125% due 05/23/2036	$750,000	$794,827
Alcan, Inc.
6.45% due 03/15/2011	81,000	84,981
ArcelorMittal
5.375% due 06/01/2013	425,000	448,482
6.125% due 06/01/2018	1,100,000	1,135,020
Ashland, Inc.
9.125% due 06/01/2017 (f)	25,000	27,437
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012 (f)	335,000	375,110
Cytec Industries, Inc.
6.00% due 10/01/2015	1,250,000	1,317,775
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	30,000	32,850
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance ULC
9.75% due 11/15/2014	35,000	34,300
IMC Global, Inc.
7.30% due 01/15/2028	22,000	23,153
Inco, Ltd.
5.70% due 10/15/2015	217,000	218,630
International Paper Company
7.30% due 11/15/2039	460,000	487,996
JohnsonDiversey, Inc.
8.25% due 11/15/2019 (f)	5,000	5,063
MeadWestvaco Corp.
7.375% due 09/01/2019	425,000	466,861
Momentive Performance Materials, Inc.
9.75% due 12/01/2014	35,000	33,688
Neenah Paper, Inc.
7.375% due 11/15/2014	30,000	27,375
NewPage Corp.
11.375% due 12/31/2014 (f)	10,000	10,100
Novelis, Inc.
7.25% due 02/15/2015	22,000	20,955
Potash Corp. of Saskatchewan, Inc.
4.875% due 03/30/2020	1,250,000	1,233,278
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	975,000	1,071,018
Solutia, Inc.
8.75% due 11/01/2017	5,000	5,206
Terra Capital, Inc.
7.75% due 11/01/2019 (f)	5,000	5,350
Weyerhaeuser Company
7.95% due 03/15/2025	260,000	252,010

		8,111,465

Communications - 8.56%
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	952,000	1,001,626
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	606,000	651,084
8.125% due 05/01/2012	364,000	411,296
8.75% due 03/01/2031	703,000	908,493
AT&T, Inc.
5.50% due 02/01/2018	475,000	495,623
6.30% due 01/15/2038	1,000,000	1,015,734
Bellsouth Corp.
4.75% due 11/15/2012	$973,000	$1,038,974
British Telecommunications PLC
5.15% due 01/15/2013	780,000	813,373
9.125% due 12/15/2010	519,000	556,015
Catalina Marketing Corp., PIK
10.50% due 10/01/2015 (f)	35,000	36,925
CBS Corp.
8.20% due 05/15/2014	745,000	846,929
Cellco Partnership / Verizon Wireless Capital LLC
5.55% due 02/01/2014	1,295,000	1,405,435
Cingular Wireless LLC
7.125% due 12/15/2031	433,000	483,956
Citizens Communications Company
7.125% due 03/15/2019	25,000	23,625
Clear Channel Worldwide Holdings, Inc.
9.25% due 12/15/2017 (f)	20,000	20,600
Comcast Cable Communications LLC
8.50% due 05/01/2027	556,000	630,928
Comcast Corp.
5.70% due 05/15/2018	545,000	572,931
6.55% due 07/01/2039	1,750,000	1,834,644
COX Communications, Inc.
5.875% due 12/01/2016 (f)	850,000	899,699
7.125% due 10/01/2012	532,000	590,965
Cricket Communications, Inc.
9.375% due 11/01/2014	30,000	30,150
CSC Holdings, Inc.
7.625% due 07/15/2018	44,000	45,320
DirecTV Holdings LLC
4.75% due 10/01/2014 (f)	440,000	448,508
France Telecom SA
4.375% due 07/08/2014	445,000	465,008
GCI, Inc.
7.25% due 02/15/2014	50,000	49,562
Grupo Televisa SA
6.625% due 01/15/2040 (f)	690,000	682,358
Intelsat Jackson Holdings, Ltd.
8.50% due 11/01/2019 (f)	25,000	25,750
Intelsat Subsidiary Holding Company, Ltd.
8.875% due 01/15/2015 (f)	95,000	97,850
Interpublic Group of Companies, Inc.
10.00% due 07/15/2017	15,000	16,650
Liberty Media Corp.
8.25% due 02/01/2030	18,000	16,493
Mediacom Broadband LLC
8.50% due 10/15/2015	78,000	78,780
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	30,000	30,375
NetFlix, Inc.
8.50% due 11/15/2017 (f)	10,000	10,375
News America Holdings, Inc.
7.75% due 01/20/2024	622,000	639,028
9.25% due 02/01/2013	701,000	817,888
News America, Inc.
5.65% due 08/15/2020 (f)	115,000	119,744
Nielsen Finance LLC
zero coupon, Step up to 12.50% on
08/01/2011 due 08/01/2016	40,000	36,500

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Quebecor Media, Inc.
7.75% due 03/15/2016	$55,000	$54,863
7.75% due 03/15/2016	15,000	14,963
Qwest Corp.
7.50% due 10/01/2014	55,000	57,131
8.375% due 05/01/2016	390,000	418,275
Rogers Cable, Inc.
6.25% due 06/15/2013	400,000	438,179
Rogers Wireless, Inc.
9.625% due 05/01/2011	178,000	195,314
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)	5,000	5,225
8.25% due 08/15/2019 (f)	5,000	5,300
Scholastic Corp.
5.00% due 04/15/2013	230,000	215,050
Sinclair Television Group, Inc.
9.25% due 11/01/2017 (f)	15,000	15,600
Sprint Capital Corp.
6.90% due 05/01/2019	15,000	13,800
8.375% due 03/15/2012	10,000	10,350
Sprint Nextel Corp.
6.00% due 12/01/2016	28,000	25,550
TCI Communications, Inc.
8.75% due 08/01/2015	692,000	819,875
Telecom Italia Capital SA
5.25% due 11/15/2013	650,000	683,664
6.00% due 09/30/2034	447,000	422,722
6.20% due 07/18/2011	1,270,000	1,344,249
Telefonica Emisones SAU
7.045% due 06/20/2036	575,000	656,592
Terremark Worldwide, Inc.
12.00% due 06/15/2017 (f)	25,000	27,625
Thomson Reuters Corp.
4.70% due 10/15/2019	1,250,000	1,231,345
Time Warner Cable, Inc.
5.85% due 05/01/2017	1,895,000	1,991,027
6.55% due 05/01/2037	450,000	458,548
6.75% due 06/15/2039	200,000	209,461
8.25% due 02/14/2014	205,000	239,593
Time Warner Companies, Inc.
7.25% due 10/15/2017	390,000	436,770
Time Warner, Inc.
7.70% due 05/01/2032	1,298,000	1,524,287
Verizon Communications, Inc.
5.55% due 02/15/2016	1,120,000	1,207,357
6.40% due 02/15/2038	675,000	705,651
6.90% due 04/15/2038	600,000	665,006
8.75% due 11/01/2021	865,000	1,064,787
Viacom, Inc.
6.125% due 10/05/2017	1,300,000	1,402,127
6.25% due 04/30/2016	757,000	825,041
6.625% due 05/15/2011	400,000	419,182
Vodafone Group PLC
5.45% due 06/10/2019	510,000	528,112
7.75% due 02/15/2010	714,000	719,455
West Corp.
11.00% due 10/15/2016	5,000	5,225

		36,906,495
Consumer, Cyclical - 1.81%
Affinia Group, Inc.
9.00% due 11/30/2014	$25,000	$24,250
10.75% due 08/15/2016 (f)	15,000	16,256
AMC Entertainment, Inc.
8.75% due 06/01/2019	45,000	45,900
11.00% due 02/01/2016	40,000	41,800
American Airlines Pass Through Trust 2003-01
3.857% due 07/09/2010	105,570	101,091
ArvinMeritor, Inc.
8.125% due 09/15/2015	25,000	23,875
Continental Airlines, Inc., Series 071A
5.983% due 04/19/2022	15,000	14,475
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	667,703	646,003
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017	429,084	414,066
Continental Airlines, Inc., Series B
6.903% due 04/19/2022	5,000	4,350
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021	25,213	21,873
CVS Caremark Corp.
6.125% due 08/15/2016	500,000	538,416
CVS Pass-Through Trust
6.943% due 01/10/2030	557,253	560,179
D.R. Horton, Inc.
7.875% due 08/15/2011	545,000	574,975
DaimlerChrysler NA Holding Corp.
8.50% due 01/18/2031	575,000	706,585
Dollar General Corp., PIK
11.875% due 07/15/2017	17,000	19,635
Easton-Bell Sports, Inc.
9.75% due 12/01/2016 (f)	15,000	15,544
Federated Department Stores, Inc.
6.90% due 04/01/2029	519,000	456,720
Ford Motor Company
4.25% due 11/15/2016	25,000	31,344
7.45% due 07/16/2031	75,000	66,281
Freedom Group, Inc.
10.25% due 08/01/2015	15,000	15,919
Harrah’s Operating Company, Inc.
11.25% due 06/01/2017 (f)	25,000	26,156
HSN, Inc.
11.25% due 08/01/2016	25,000	28,062
Macys Retail Holdings, Inc.
5.875% due 01/15/2013	1,231,000	1,264,852
MGM Mirage, Inc.
10.375% due 05/15/2014 (f)	5,000	5,425
11.125% due 11/15/2017 (f)	5,000	5,537
Navistar International Corp.
8.25% due 11/01/2021	5,000	5,125
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015	30,000	29,325
Peninsula Gaming LLC
8.375% due 08/15/2015	20,000	19,950
10.75% due 08/15/2017	15,000	15,075
Rite Aid Corp.
10.375% due 07/15/2016	50,000	53,000
Royal Caribbean Cruises, Ltd.
11.875% due 07/15/2015	15,000	17,344

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Scientific Games International, Inc.
9.25% due 06/15/2019	$25,000	$26,250
Seneca Gaming Corp.
7.25% due 05/01/2012	45,000	43,875
Southwest Airlines Company, Series 07-1
6.15% due 08/01/2022	710,502	703,397
Staples, Inc.
9.75% due 01/15/2014	935,000	1,139,252
Tenneco Automotive, Inc.
8.625% due 11/15/2014	15,000	15,131
Wynn Las Vegas LLC
6.625% due 12/01/2014	26,000	25,123
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	25,000	26,250

		7,788,666

Consumer, Non-cyclical - 6.61%
ACCO Brands Corp.
7.625% due 08/15/2015	30,000	27,900
10.625% due 03/15/2015 (f)	10,000	11,000
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	35,000	36,750
Altria Group, Inc.
9.25% due 08/06/2019	360,000	438,706
9.70% due 11/10/2018	900,000	1,112,550
10.20% due 02/06/2039	400,000	533,615
AmerisourceBergen Corp.
4.875% due 11/15/2019	80,000	78,980
5.875% due 09/15/2015	1,260,000	1,373,173
Amgen, Inc.
6.40% due 02/01/2039	545,000	598,010
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (f)	360,000	401,898
7.75% due 01/15/2019 (f)	875,000	1,024,446
Aramark Services, Inc.
8.50% due 02/01/2015	40,000	41,200
Avis Budget Car Rental LLC
7.625% due 05/15/2014	60,000	57,000
BAT International Finance PLC
9.50% due 11/15/2018 (f)	465,000	590,498
Biomet, Inc.
10.00% due 10/15/2017	10,000	10,862
Bio-Rad Laboratories, Inc.
8.00% due 09/15/2016	15,000	15,825
Boston Scientific Corp.
6.00% due 01/15/2020	460,000	470,017
Cargill, Inc.
5.60% due 09/15/2012 (f)	1,285,000	1,382,233
Community Health Systems, Inc.
8.875% due 07/15/2015	35,000	36,225
Companhia de Bebidas das Americas
8.75% due 09/15/2013	780,000	904,800
Constellation Brands, Inc.
7.25% due 09/01/2016	35,000	35,525
7.25% due 05/15/2017	10,000	10,137
Corrections Corp. of America
6.75% due 01/31/2014	300,000	300,000
Deluxe Corp.
7.375% due 06/01/2015	170,000	163,837
Dollar Financial Corp.
2.875% due 06/30/2027	$35,000	$32,594
Dr. Pepper Snapple Group, Inc.
6.82% due 05/01/2018	1,020,000	1,144,254
Elan Finance PLC
8.875% due 12/01/2013	75,000	74,625
Erac USA Finance Company
8.00% due 01/15/2011 (f)	1,816,000	1,904,089
Express Scripts, Inc.
6.25% due 06/15/2014	525,000	572,843
General Mills, Inc.
5.20% due 03/17/2015	445,000	474,879
5.65% due 02/15/2019	225,000	238,624
HCA, Inc.
6.375% due 01/15/2015	15,000	14,156
HCA, Inc., PIK
9.625% due 11/15/2016	84,000	90,930
Hertz Corp.
8.875% due 01/01/2014	40,000	40,900
Inverness Medical Innovations, Inc.
9.00% due 05/15/2016	35,000	35,875
Kellogg Company
4.45% due 05/30/2016	900,000	926,793
Kraft Foods, Inc.
6.125% due 02/01/2018	450,000	473,194
6.50% due 11/01/2031	1,064,000	1,068,816
Kroger Company
6.75% due 04/15/2012	671,000	732,869
Lender Processing Services, Inc.
8.125% due 07/01/2016	20,000	21,275
McJunkin Red Man Corp.
9.50% due 12/15/2016 (f)	10,000	9,775
McKesson Corp.
7.50% due 02/15/2019	65,000	77,082
Medco Health Solutions, Inc.
7.125% due 03/15/2018	415,000	466,518
Merck & Company, Inc.
4.00% due 06/30/2015	975,000	1,016,772
Molson Coors Capital Financial
4.85% due 09/22/2010	113,000	116,416
Novartis Securities Investment, Ltd.
5.125% due 02/10/2019	695,000	730,116
Omnicare, Inc.
6.875% due 12/15/2015	30,000	29,175
PepsiCo, Inc.
7.90% due 11/01/2018	500,000	613,627
Pfizer, Inc.
6.20% due 03/15/2019	1,030,000	1,144,971
Philip Morris International, Inc.
5.65% due 05/16/2018	1,800,000	1,892,844
Procter & Gamble, Series A
9.36% due 01/01/2021	787,743	960,645
Quest Diagnostics, Inc.
5.45% due 11/01/2015	450,000	486,495
6.95% due 07/01/2037	635,000	707,423
Revlon Consumer Products Corp.
9.75% due 11/15/2015 (f)	25,000	25,812
Reynolds American, Inc.
7.25% due 06/01/2013	295,000	321,852

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Roche Holdings, Inc.
6.00% due 03/01/2019 (f)	$1,025,000	$1,126,322
Service Corp. International
7.375% due 10/01/2014	10,000	10,050
7.625% due 10/01/2018	20,000	19,800
Smithfield Foods, Inc.
7.75% due 07/01/2017	35,000	32,288
10.00% due 07/15/2014 (f)	10,000	10,850
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	35,000	33,950
Stonemor Operating LLC/Cornerstone Family
Services/Osiris Holdings
10.25% due 12/01/2017 (f)	20,000	20,350
Supervalu, Inc.
8.00% due 05/01/2016	30,000	30,450
Talecris Biotherapeutics Holdings Corp.
7.75% due 11/15/2016 (f)	10,000	10,150
Tenet Healthcare Corp.
8.875% due 07/01/2019 (f)	80,000	86,400
Tyson Foods, Inc.
7.85% due 04/01/2016	400,000	410,000
10.50% due 03/01/2014	15,000	17,138
United Rental North America, Inc.
10.875% due 06/15/2016	15,000	16,313
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	25,000	24,625
WellPoint, Inc.
7.00% due 02/15/2019	485,000	542,438

		28,492,550

Energy - 3.61%
Antero Resources Finance Corp.
9.375% due 12/01/2017 (f)	10,000	10,200
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125% due 12/15/2016 (f)	20,000	19,950
Basic Energy Services, Inc.
11.625% due 08/01/2014	25,000	26,750
Berry Petroleum Company
10.25% due 06/01/2014	10,000	10,875
Burlington Resources Finance Company
7.40% due 12/01/2031	541,000	633,341
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013	350,000	372,505
6.45% due 06/30/2033	238,000	247,987
CenterPoint Energy Resources Corp.
6.125% due 11/01/2017	400,000	413,292
Chesapeake Energy Corp.
6.50% due 08/15/2017	65,000	63,700
6.625% due 01/15/2016	298,000	295,020
6.875% due 01/15/2016	5,000	5,000
7.50% due 09/15/2013	22,000	22,385
ConocoPhillips
4.60% due 01/15/2015	935,000	992,961
Drummond Company, Inc.
9.00% due 10/15/2014 (f)	5,000	5,244
Dynegy Holdings, Inc.
7.125% due 05/15/2018	35,000	28,525
8.375% due 05/01/2016	25,000	23,750
El Paso Corp.
7.00% due 06/15/2017	$30,000	$29,754
12.00% due 12/12/2013	30,000	35,175
El Paso Natural Gas Company
5.95% due 04/15/2017	85,000	87,552
EnCana Corp.
5.90% due 12/01/2017	450,000	483,959
Enterprise Products Operating LLC
5.25% due 01/31/2020	795,000	786,431
Halliburton Company
5.50% due 10/15/2010	593,000	617,127
Headwaters, Inc.
11.375% due 11/01/2014 (f)	25,000	26,062
Hornbeck Offshore Services, Inc.
6.125% due 12/01/2014	10,000	9,337
8.00% due 09/01/2017 (f)	20,000	20,000
Kinder Morgan Energy Partners LP
6.50% due 09/01/2039	300,000	302,343
6.85% due 02/15/2020	1,295,000	1,436,512
7.125% due 03/15/2012	692,000	754,597
Kinder Morgan Finance Company
5.70% due 01/05/2016	70,000	67,200
Marathon Oil Corp.
6.50% due 02/15/2014	540,000	597,329
Motiva Enterprises LLC
5.20% due 09/15/2012 (f)	952,000	978,218
Newfield Exploration Company
6.625% due 04/15/2016	25,000	25,062
Nexen, Inc.
7.50% due 07/30/2039	125,000	143,306
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	1,850,000	2,010,737
P2021 Rig Company
13.50% due 12/15/2013 (f)	15,000	14,925
Peabody Energy Corp.
7.375% due 11/01/2016	290,000	299,062
Petrobras International Finance Company
7.875% due 03/15/2019	400,000	461,125
Petroleum Export, Ltd.
5.265% due 06/15/2011 (f)	195,255	190,321
Pioneer Natural Resources Company
6.65% due 03/15/2017	260,000	256,429
6.875% due 05/01/2018	35,000	34,630
Plains All American Pipeline LP
5.75% due 01/15/2020	435,000	435,325
Plains Exploration & Production Company
7.75% due 06/15/2015	35,000	35,612
Pride International, Inc.
7.375% due 07/15/2014	35,000	36,138
Range Resources Corp.
7.50% due 05/15/2016	20,000	20,550
7.50% due 10/01/2017	10,000	10,300
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.50% due 09/30/2014 (f)	395,000	413,819
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	15,000	14,738
Southwestern Energy Company
7.50% due 02/01/2018	35,000	37,100

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
TransCanada Pipelines, Ltd.
7.625% due 01/15/2039	$690,000	$849,809
Valero Energy Corp.
8.75% due 06/15/2030	403,000	451,125
XTO Energy, Inc.
6.75% due 08/01/2037	380,000	447,599

		15,590,793

Financial - 21.98%
ACE Capital Trust II
9.70% due 04/01/2030	752,000	844,510
ACE INA Holdings, Inc.
5.70% due 02/15/2017	160,000	169,806
AGFC Capital Trust I
6.00% until 01/15/2017 then variable
due 01/15/2067 (f)	860,000	301,000
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	485,000	517,904
AMB Property LP
7.50% due 06/30/2018	364,000	348,106
American Express Centurion Bank, BKNT
6.00% due 09/13/2017	1,200,000	1,243,507
American Express Credit Corp.
5.125% due 08/25/2014	750,000	790,300
American General Finance Corp.
5.375% due 10/01/2012	346,000	278,222
ANZ National International, Ltd.
2.375% due 12/21/2012 (f)	600,000	595,630
AvalonBay Communities, Inc.
5.50% due 01/15/2012	224,000	234,018
AXA Equitable Life Insurance
7.70% due 12/01/2015 (f)	680,000	742,225
BAC Capital Trust XI
6.625% due 05/23/2036	75,000	67,018
BAC Capital Trust XIV
5.63 due 12/31/2049 (b)	35,000	24,150
Bank of America Corp.
4.375% due 12/01/2010	1,514,000	1,562,990
5.42% due 03/15/2017	1,700,000	1,678,073
5.75% due 12/01/2017	200,000	204,804
Barclays Bank PLC
8.55 due 09/29/2049 (f)	35,000	32,200
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	195,000	207,202
6.40% due 10/02/2017	85,000	92,657
6.95% due 08/10/2012	830,000	927,339
Brandywine Operating Partnership
5.70% due 05/01/2017	825,000	740,009
BTM (Curacao) Holdings NV
4.76 due 07/21/2015 (f)	480,000	487,281
Buffalo Thunder Development Authority
9.375% due 12/15/2014 ^ (f)	85,000	14,875
Capital One Capital IV
6.745% due 02/17/2037	400,000	332,000
Capital One Financial Corp.
7.375% due 05/23/2014	135,000	152,851
Charles Schwab Corp.
4.95% due 06/01/2014	515,000	543,291
CIT Group Funding Company of Delaware LLC
10.25% due 05/01/2013	$3,006	$3,066
10.25% due 05/01/2014	4,509	4,588
10.25% due 05/01/2015	4,509	4,554
10.25% due 05/01/2016	7,515	7,553
10.25% due 05/01/2017	10,521	10,574
CIT Group, Inc.
7.00% due 05/01/2013	71,559	66,729
7.00% due 05/01/2014	107,340	99,692
7.00% due 05/01/2015	107,340	96,069
7.00% due 05/01/2016	178,901	157,433
7.00% due 05/01/2017	275,462	238,963
Citigroup Capital XXI
8.30% due 12/21/2057	105,000	101,062
Citigroup, Inc.
4.875% due 05/07/2015	614,000	578,765
5.50% due 08/27/2012	1,525,000	1,594,032
6.50% due 08/19/2013	1,105,000	1,177,038
6.875% due 03/05/2038	550,000	548,910
Countrywide Financial Corp.
4.50% due 06/15/2010	210,000	213,507
Discover Financial Services
6.45% due 06/12/2017	885,000	828,303
Equitable Companies, Inc.
7.00% due 04/01/2028	865,000	822,868
Equity One, Inc.
6.00% due 09/15/2017	700,000	628,677
Everest Reinsurance Holdings, Inc.
6.60% until 05/15/2017 then variable
due 05/01/2067	1,475,000	1,076,750
8.75% due 03/15/2010	596,000	603,285
Farmers Exchange Capital
7.05% due 07/15/2028 (f)	725,000	631,603
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	179,000	184,428
First Republic Bank of San Francisco
7.75% due 09/15/2012	714,000	774,599
First Union National Bank
6.919% due 12/15/2036	500,000	511,894
7.80% due 08/18/2010	1,500,000	1,565,208
Ford Motor Credit Company LLC
7.00% due 10/01/2013	84,000	83,873
Fresenius US Finance II, Inc.
9.00% due 07/15/2015 (f)	10,000	11,000
General Electric Capital Corp.
4.80% due 05/01/2013	1,175,000	1,228,192
5.90% due 05/13/2014	340,000	367,564
6.125% due 02/22/2011	433,000	457,550
6.75% due 03/15/2032	1,641,000	1,673,106
General Electric Capital Corp., MTN, Series G
2.00% due 09/28/2012	4,015,000	4,020,195
General Electric Capital Corp., Series A
3.75% due 11/14/2014	1,000,000	998,254
GMAC LLC
7.75% due 01/19/2010 (f)	25,000	25,000
8.00% due 11/01/2031	101,000	90,900
Goldman Sachs Group, Inc.
5.45% due 11/01/2012	805,000	865,519
6.00% due 05/01/2014	115,000	125,783

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Goldman Sachs Group, Inc. (continued)
6.15% due 04/01/2018	$1,300,000	$1,391,649
6.75% due 10/01/2037	2,030,000	2,086,611
6.875% due 01/15/2011	692,000	733,815
7.50% due 02/15/2019	625,000	728,627
Hartford Financial Services Group, Inc.
8.125% due 06/15/2038 (b)	25,000	24,000
HBOS PLC
6.00% due 11/01/2033 (f)	710,000	536,144
HCP, Inc.
5.65% due 12/15/2013	450,000	450,783
Health Care Property, Inc.
5.95% due 09/15/2011	450,000	464,274
7.072 due 06/08/2015	433,000	444,274
Healthcare Realty Trust, Inc.
8.125% due 05/01/2011	1,298,000	1,363,589
Host Hotels & Resorts LP
6.875% due 11/01/2014	15,000	15,094
Host Marriott LP
7.125% due 11/01/2013	10,000	10,162
HSBC Bank USA NA, BKNT
7.00% due 01/15/2039	525,000	588,129
HSBC Holdings PLC
6.80% due 06/01/2038	1,200,000	1,302,325
HSBC Holdings PLC, EMTN
0.4841% due 10/06/2016 (b)	1,350,000	1,283,662
Iberdrola Finance Ireland, Ltd.
5.00% due 09/11/2019 (f)	675,000	671,728
International Lease Finance Corp.
5.625% due 09/15/2010	670,000	662,757
6.375% due 03/25/2013	425,000	349,427
International Lease Finance Corp., MTN
5.65% due 06/01/2014	35,000	26,452
6.625% due 11/15/2013	25,000	20,125
Jackson National Life Insurance Company
8.15% due 03/15/2027 (f)	1,298,000	1,316,866
JPMorgan Chase & Company
3.70% due 01/20/2015	1,250,000	1,253,698
5.375% due 10/01/2012	1,050,000	1,136,237
6.00% due 01/15/2018	1,120,000	1,203,994
JPMorgan Chase Capital XV
5.875% due 03/15/2035	433,000	385,404
Kimco Realty Corp.
5.584% due 11/23/2015	410,000	403,887
6.875% due 10/01/2019	560,000	569,439
Lazard Group LLC
6.85% due 06/15/2017	1,290,000	1,298,237
Liberty Mutual Insurance Company
7.697% due 10/15/2097 (f)	2,000,000	1,712,056
Liberty Property LP
6.625% due 10/01/2017	210,000	203,649
7.25% due 03/15/2011	725,000	746,599
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	1,800,000	1,894,280
7.75% due 05/14/2038	300,000	329,622
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (f)	535,000	566,774
Mizuho Financial Group, Cayman, Ltd.
5.79% due 04/15/2014 (f)	779,000	823,428
Morgan Stanley
4.20% due 11/20/2014	$650,000	$650,454
5.55% due 04/27/2017	285,000	286,262
6.25% due 08/28/2017	1,320,000	1,377,530
6.75% due 04/15/2011	684,000	724,686
Morgan Stanley, MTN
6.00% due 04/28/2015	600,000	639,133
6.625% due 04/01/2018	1,225,000	1,324,431
National Australia Bank, Ltd.
8.60% due 05/19/2010	152,000	156,668
Nationwide Mutual Insurance Company
8.25% due 12/01/2031 (f)	865,000	831,960
Navigators Group, Inc.
7.00% due 05/01/2016	204,000	199,179
NB Capital Trust IV
8.25% due 04/15/2027	60,000	59,400
NBD Bancorp
8.25% due 11/01/2024	1,730,000	1,989,697
Ohio National Life Insurance Company
8.50% due 05/15/2026 (f)	995,000	821,385
Principal Life Global Funding I
6.125% due 10/15/2033 (f)	697,000	627,497
Prudential Financial, Inc., MTN
4.75% due 09/17/2015	900,000	912,614
5.15% due 01/15/2013	865,000	909,963
Realty Income Corp.
6.75% due 08/15/2019	1,515,000	1,483,511
Regency Centers LP
7.95% due 01/15/2011	456,000	474,688
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	865,000	920,564
Republic New York Corp.
9.50% due 04/15/2014	865,000	997,671
Royal Bank of Scotland Group PLC
4.875% due 08/25/2014 (f)	1,250,000	1,267,106
Sanwa Bank, Ltd.
7.40% due 06/15/2011	450,000	485,248
Simon Property Group LP, REIT
5.30% due 05/30/2013	1,325,000	1,367,142
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	195,000	199,100
Sovereign Bank
8.75% due 05/30/2018	250,000	288,872
Sun Canada Financial Company
7.25% due 12/15/2015 (f)	1,471,000	1,465,369
Sunamerica, Inc.
8.125% due 04/28/2023	865,000	774,273
United Dominion Realty Trust, Inc.
6.05% due 06/01/2013	750,000	761,391
Unitrin, Inc.
6.00% due 05/15/2017	705,000	624,649
UnumProvident Finance Company, PLC
6.85% due 11/15/2015 (f)	390,000	396,918
US Bancorp
7.50% due 06/01/2026	1,624,000	1,761,969
Ventas Realty LP/Ventas Capital Corp.
6.625% due 10/15/2014	300,000	295,500
7.125% due 06/01/2015	22,000	22,000

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
W.R. Berkley Corp.
5.125% due 09/30/2010	$346,000	$349,449
5.60% due 05/15/2015	377,000	372,888
Wachovia Corp., MTN
5.50% due 05/01/2013	880,000	934,853
WEA Finance LLC
5.40% due 10/01/2012 (f)	800,000	848,629
7.125% due 04/15/2018 (f)	350,000	382,668
7.50% due 06/02/2014 (f)	370,000	416,359
Wells Fargo & Company
4.95% due 10/16/2013	2,410,000	2,522,424
Westpac Banking Corp.
4.20% due 02/27/2015	1,250,000	1,270,590

		94,801,541

Industrial - 0.86%
American Railcar Industries, Inc.
7.50% due 03/01/2014	25,000	23,344
Associated Materials LLC
9.875% due 11/15/2016 (f)	5,000	5,275
Avnet, Inc.
6.625% due 09/15/2016	600,000	619,012
Bemis Company, Inc.
6.80% due 08/01/2019	60,000	65,967
Case New Holland, Inc.
7.75% due 09/01/2013 (f)	35,000	35,787
Clean Harbors, Inc.
7.625% due 08/15/2016	10,000	10,137
CPM Holdings, Inc.
10.625% due 09/01/2014 (f)	40,000	42,200
General Electric Company
5.25% due 12/06/2017	1,125,000	1,149,598
Goodman Global Group, Inc.
zero coupon due 12/15/2014 (f)	45,000	25,538
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	40,000	37,150
L-3 Communications Corp., Series B
6.375% due 10/15/2015	45,000	45,169
Navios Maritime Holdings, Inc. / Navios Maritime
Finance US, Inc.
8.875% due 11/01/2017 (f)	40,000	41,550
Owens Corning, Inc.
9.00% due 06/15/2019	15,000	16,728
Pactiv Corp.
5.875% due 07/15/2012	360,000	381,012
Republic Services, Inc.
5.25% due 11/15/2021 (f)	460,000	452,284
SPX Corp.
7.625% due 12/15/2014	30,000	30,900
Tyco International Group SA
6.75% due 02/15/2011	300,000	314,866
Waste Management, Inc.
6.375% due 03/11/2015	375,000	415,550

		3,712,067

Technology - 0.73%
Advanced Micro Devices, Inc.
8.125% due 12/15/2017 (f)	30,000	29,887
First Data Corp.
9.875% due 09/24/2015	35,000	32,638
First Data Corp., PIK
10.55% due 09/24/2015	$66,318	$58,857
Fiserv, Inc.
6.125% due 11/20/2012	625,000	680,544
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	60,000	55,050
Intuit, Inc.
5.40% due 03/15/2012	315,000	334,657
Oracle Corp.
6.125% due 07/08/2039	975,000	1,023,784
Seagate Technology HDD Holdings
6.80% due 10/01/2016	10,000	9,675
Seagate Technology International
10.00% due 05/01/2014 (f)	20,000	22,100
Sensata Technologies B.V.
8.00% due 05/01/2014 (f)	40,000	39,200
Stream Global Services, Inc.
11.25% due 10/01/2014 (f)	50,000	50,563
Unisys Corp.
12.75% due 10/15/2014 (f)	42,000	48,510
14.25% due 09/15/2015 (f)	31,000	36,115
Xerox Corp.
5.50% due 05/15/2012	270,000	285,341
6.40% due 03/15/2016	400,000	425,248

		3,132,169

Utilities - 5.87%
Abu Dhabi National Energy Company
5.875% due 10/27/2016 (f)	365,000	351,734
Atmos Energy Corp.
6.35% due 06/15/2017	195,000	206,920
Carolina Power & Light Company
6.50% due 07/15/2012	1,254,000	1,374,859
CenterPoint Energy, Inc.
6.50% due 05/01/2018	165,000	169,856
Commonwealth Edison Company
5.95% due 08/15/2016	400,000	428,263
6.15% due 03/15/2012	273,000	294,506
Dominion Resources, Inc.
6.40% due 06/15/2018	870,000	950,318
7.00% due 06/15/2038	425,000	489,640
Duke Energy Corp.
5.65% due 06/15/2013	1,300,000	1,394,523
Edison Mission Energy
7.00% due 05/15/2017	10,000	7,900
7.20% due 05/15/2019	5,000	3,788
7.75% due 06/15/2016	30,000	25,500
EDP Finance BV
4.90% due 10/01/2019 (f)	810,000	802,955
Electricite de France SA
6.50% due 01/26/2019 (f)	875,000	982,290
Enel Finance International SA
6.80% due 09/15/2037 (f)	1,155,000	1,277,059
Georgia Power Company
5.25% due 12/15/2015	250,000	270,591
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (f)	15,000	15,038
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (f)	1,100,000	1,191,300

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Midamerican Funding LLC 6.75% due 03/01/2011	$865,000	$903,450
Mirant North America LLC 7.375% due 12/31/2013	65,000	64,269
Nevada Power Company 6.50% due 08/01/2018	450,000	482,209
New York State Electric & Gas Corp. 5.75% due 05/01/2023	476,000	450,821
NiSource Finance Corp. 6.40% due 03/15/2018	385,000	400,155
Northern States Power Company 6.50% due 03/01/2028	433,000	472,285
NRG Energy, Inc.
7.25% due 02/01/2014	35,000	35,438
7.375% due 02/01/2016	20,000	20,025
7.375% due 01/15/2017	25,000	25,063
NSTAR 8.00% due 02/15/2010	1,730,000	1,743,781
Ohio Edison Company 6.875% due 07/15/2036	450,000	480,649
Old Dominion Electric Cooperative 6.25% due 06/01/2011	904,000	952,384
Oncor Electric Delivery Company 7.50% due 09/01/2038	395,000	466,916
PacifiCorp 6.35% due 07/15/2038	315,000	344,110
Potomac Electric Power Company 6.50% due 11/15/2037	750,000	823,035
PPL Electric Utilities Corp. 6.25% due 05/15/2039	180,000	192,914
PSEG Power LLC 8.625% due 04/15/2031	511,000	660,536
Puget Sound Energy, Inc.
5.757% due 10/01/2039	440,000	425,738
7.00% due 03/09/2029	346,000	382,969
RRI Energy, Inc. 6.75% due 12/15/2014	29,000	29,580
Sierra Pacific Power Company, Series M 6.00% due 05/15/2016	425,000	450,413
Southern California Edison Company 6.00% due 01/15/2034	649,000	683,842
Taqa Abu Dhabi National Energy Company 6.50% due 10/27/2036 (f)	675,000	613,148
TXU Corp., Series P 5.55% due 11/15/2014	109,000	77,303
Union Electric Company 6.40% due 06/15/2017	1,930,000	2,078,363
Wisconsin Electric Power Company 6.50% due 06/01/2028	606,000	654,201
Wisconsin Energy Corp. 6.20% due 04/01/2033	217,000	224,008
Wisconsin Power and Light Company 5.00% due 07/15/2019	950,000	957,652

		25,332,297

TOTAL CORPORATE BONDS (Cost $216,155,466)		$223,868,043

CONVERTIBLE BONDS - 0.02%
Communications - 0.01%
Leap Wireless International, Inc. 4.50% due 07/15/2014	$50,000	$41,375

Consumer, Non-cyclical - 0.01%
Amylin Pharmaceuticals, Inc. 3.00% due 06/15/2014	25,000	19,500
Continental Airlines 4.50% due 01/15/2015	15,000	16,575

		36,075

TOTAL CONVERTIBLE BONDS (Cost $73,696)		$77,450

MUNICIPAL BONDS - 2.39%

California - 0.60%
Bay Area Toll Authority 6.263% due 04/01/2049	1,050,000	1,006,960
State of California 6.20% due 10/01/2019	950,000	924,863
University of California 5.77% due 05/15/2043	660,000	644,675

		2,576,498
Florida - 0.23%
Miami Beach Florida Redevelopment Agency Tax Increment Revenue 8.95% due 12/01/2022	865,000	987,761
Illinois - 0.22%
Illinois State Toll Highway Authority 6.184% due 01/01/2034	945,000	958,523

Indiana - 0.03%
Indiana Bond Bank Revenue 5.02% due 01/15/2016	120,000	126,942

Maryland - 0.13%
Maryland State Transportation Authority
5.84% due 07/01/2011	260,000	275,855
5.888% due 07/01/2043	290,000	291,609

		567,464
Massachusetts - 0.21%
Massachusetts School Building Authority 5.715% due 08/15/2039	900,000	890,424

Missouri - 0.22%
Curators University Missouri System Facilities Revenue 5.96% due 11/01/2039	940,000	962,485

New Jersey - 0.25%
Jersey City Municipal Utilities Authority 4.55% due 05/15/2012	130,000	126,296
New Jersey State Turnpike Authority 7.414% due 01/01/2040	865,000	975,028

		1,101,324

New York - 0.20%
Port Authority of New York & New Jersey 6.04% due 12/01/2029	400,000	397,684
Sales Tax Asset Receivable Corp., Series B 4.25% due 10/15/2011	435,000	453,636

		851,320

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Texas - 0.30%
North Texas Tollway Authority 6.718% due 01/01/2049	$1,230,000	$1,293,579

TOTAL MUNICIPAL BONDS (Cost $10,232,845)		$10,316,320

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.76%
American Tower Trust, Series 2007-1A, Class AFX 5.4197% due 04/15/2037 (f)	800,000	822,000
Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4 6.186% due 06/11/2035	2,594,203	2,717,032
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A4A 4.871% due 09/11/2042	1,405,000	1,346,951
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4 4.68% due 08/13/2039 (b)	2,594,203	2,598,206
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T28, Class A4 5.742% due 09/11/2042 (b)	390,000	375,608
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class A4A 5.1495% due 10/12/2042 (b)	895,000	878,353
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4 5.322% due 12/11/2049	1,425,000	1,236,588
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3 6.64% due 01/17/2032	650,001	651,045
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467% due 09/15/2039	2,500,000	2,141,307
Crown Castle Towers LLC, Series 2005-1A, Class B 4.878% due 06/15/2035 (f)	790,000	797,900
Federal Home Loan Mortgage Corp., Series 2895, Class EK 4.00% due 11/15/2019	864,735	869,940
General Electric Capital Assurance Company, Series 2003-1, Class A5 5.7426% due 05/12/2035 (b)(f)	570,725	560,321
Government National Mortgage Association, Series 2006-38, Class XS 7.0175% IO due 09/16/2035 (b)	381,337	43,696
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553% due 04/10/2038 (b)	2,500,000	2,280,034
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% due 12/12/2044 (b)	1,500,000	1,444,820
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% due 09/15/2030	1,500,000	1,453,508
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A3 5.642% due 12/15/2025	365,908	375,070
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6558% due 05/12/2039 (b)	2,000,000	1,954,572
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 5.447% due 02/12/2044 (b)	$2,095,000	$1,835,933
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4 6.39% due 06/15/2011	668,594	696,846
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.98% due 01/15/2039	259,421	271,668
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	2,594,203	2,616,489
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A7 5.118% due 07/15/2042 (b)	1,240,000	1,197,964

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,683,289)		$29,165,851

ASSET BACKED SECURITIES - 0.69%
Aesop Funding II LLC 5.68% due 02/20/2013 (f)	920,000	949,967
Chase Issuance Trust, Series 2008-A4, Class A4 4.65% due 03/15/2015	845,000	896,346
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (f)	900,000	771,352
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A 6.53% due 06/01/2013	327,681	356,676

TOTAL ASSET BACKED SECURITIES (Cost $2,992,504)		$2,974,341

COMMON STOCKS - 0.00%

Financial - 0.00%
CIT Group, Inc. *	484	13,373

Technology - 0.00%
Unisys Corp. *	96	3,717

TOTAL COMMON STOCKS (Cost $13,115)		$17,090

PREFERRED STOCKS - 0.02%

Financial - 0.02%
Wells Fargo & Company, Series K (j)	85,000	85,212

TOTAL PREFERRED STOCKS (Cost $70,772)		$85,212

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.03%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2009 at 0.01% to be repurchased at $17,400,019 on 01/04/2010, collateralized by $20,971,356 Federal National Mortgage Association, 5.086% due 12/01/2039 (valued at $17,748,001, including interest)	$17,400,000	$17,400,000

TOTAL REPURCHASE AGREEMENTS (Cost $17,400,000)		$17,400,000

Total Investments (Investment Quality Bond Trust) (Cost $407,069,397) - 97.48%		$420,413,274
Other assets and liabilities, net - 2.52%		10,878,567

TOTAL NET ASSETS - 100.00%		$431,291,841

Money Market Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 32.89%

Federal Home Loan Bank - 14.70%
zero coupon due 03/03/2010	$11,950,000	$11,949,392
0.40% due 12/27/2010	100,000,000	100,000,000
0.51% due 11/01/2010	130,000,000	129,999,987
0.59% due 02/02/2010	150,000,000	150,000,000
0.70% due 05/13/2010	80,000,000	80,000,463
0.75% due 08/04/2010	80,000,000	80,000,000
0.80% due 04/30/2010	125,000,000	125,000,000

		676,949,842

Federal Home Loan Mortgage Corp. - 12.54%
zero coupon due 01/26/2010 to 06/01/2010	145,655,000	145,609,074
0.3266% due 03/09/2011	200,000,000	200,027,625
0.3497% due 04/01/2011	150,000,000	150,059,086
4.125% due 07/12/2010	80,000,000	81,500,695

		577,196,480

Federal National Mortgage
Association - 5.65%
zero coupon due 01/19/2010 to 05/03/2010	110,314,000	110,111,953
0.74% due 08/11/2010	150,000,000	150,000,000

		260,111,953

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,514,258,275)		$1,514,258,275

SUPRANATIONAL OBLIGATIONS - 1.98%

Government - 1.98%
International Bank for Reconstruction &Development zero coupon due 02/18/2010	75,000,000	74,993,000
International Bank for Reconstruction &Development (continued) zero coupon due 03/01/2010	$16,164,000	$16,162,146

		91,155,146

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $91,155,146)		$91,155,146

COMMERCIAL PAPER - 51.98%

Consumer, Non-cyclical - 0.89%
The Coca-Cola Company
0.10% due 01/21/2010 (f)	20,900,000	20,898,839
0.18% due 01/11/2010 (f)	20,000,000	19,999,000

		40,897,839

Financial - 51.09%
American Honda Finance Corp.0.14% due 02/02/2010	41,500,000	41,494,835
Bank of America Corp.
0.5806% due 04/30/2012 (b)	75,000,000	75,000,000
1.0766% due 12/02/2011 (b)	35,925,000	36,591,510
Bank of Montreal 0.16% due 01/11/2010 to 01/14/2010	100,000,000	99,994,889
Barclays Bank PLC 0.5809% due 02/26/2010	100,000,000	100,000,000
BNP Paribas Financial, Inc. 0.22% due 02/22/2010	75,000,000	75,002,165
BTM Capital Corp.
0.33% due 01/11/2010 (f)	50,000,000	49,995,417
0.34% due 01/20/2010 (f)	30,000,000	29,994,617
0.37% due 01/05/2010 (f)	20,000,000	19,999,267
CAFCO LLC
0.20% due 02/23/2010 (f)	35,000,000	34,989,694
0.24% due 01/19/2010 (f)	60,000,000	59,992,800
0.26% due 01/07/2010 (f)	50,000,000	49,997,833
Citigroup Funding, Inc.
0.6106% due 04/30/2012 (b)	130,420,000	130,768,704
0.6813% due 04/30/2012 (b)	75,000,000	75,000,000
General Electric Capital Corp.
0.4543% due 03/12/2012 (b)	100,000,000	100,000,000
0.5053% due 12/07/2012 (b)	20,000,000	20,080,313
1.1866% due 12/09/2011 (b)	223,315,000	227,631,600
Govco LLC
0.21% due 02/23/2010 (f)	40,000,000	39,987,633
0.25% due 01/19/2010 (f)	70,000,000	69,991,250
0.26% due 01/05/2010 (f)	75,000,000	74,997,833

JPMorgan Chase Company 0.5006% due 12/26/2012 (b)	64,000,000	64,147,409
Jupiter Securitization Company LLC 0.16% due 01/14/2010 to 01/15/2010 (f)	84,500,000	84,494,831
Morgan Stanley
0.4543% due 03/13/2012 (b)	75,000,000	75,000,000
1.1056% due 12/01/2011 (b)	64,975,000	66,148,143
Royal Bank of Canada
0.6488% due 06/23/2011	100,000,000	100,000,000
1.0344% due 04/11/2011	75,000,000	75,730,847
Societe Generale North America 0.145% due 01/05/2010	40,000,000	39,999,356

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value

COMMERCIAL PAPER (continued)

Financial (continued)
Societe Generale North America (continued)
0.20% due 01/07/2010	35,000,000	$34,998,833
0.21% due 01/25/2010	40,000,000	39,994,400
0.22% due 01/06/2010	40,000,000	39,998,778
0.23% due 01/22/2010	15,000,000	14,997,987
0.26% due 01/12/2010	30,000,000	29,997,617
The Goldman Sachs Group, Inc. 0.11% due 01/11/2010	35,000,000	34,998,930
Toronto Dominion Holding 0.25% due 01/11/2010 (f)	30,000,000	29,997,917
0.33% due 05/19/2010	50,000,000	50,021,047
UBS Finance Delaware LLC
0.105% due 02/17/2010	40,000,000	39,994,517
0.28% due 01/28/2010	15,000,000	14,996,850
0.33% due 01/15/2010	30,000,000	29,996,150
0.46% due 01/06/2010	35,000,000	34,997,764
Wells Fargo & Company 0.4736% due 06/15/2012 (b)	40,000,000	40,000,000

		2,352,021,736

TOTAL COMMERCIAL PAPER (Cost $2,392,919,575)		$2,392,919,575

U.S. TREASURY OBLIGATIONS - 13.77%
U.S. Treasury Bills - 13.77%
U.S. Treasury Bills
zero coupon due 07/15/2010	100,000,000	99,818,542
0.16% due 06/10/2010	35,000,000	34,975,111
0.24% due 08/26/2010	225,000,000	224,610,761
0.295% due 11/18/2010	200,000,000	199,520,729
0.32% due 09/23/2010	75,000,000	74,823,333

		633,748,476

TOTAL U.S. TREASURY OBLIGATIONS (Cost $633,748,476)		$633,748,476

Total Investments (Money Market Trust) (Cost $4,632,081,472) - 100.62%		$4,632,081,472
Other assets and liabilities, net - (0.62)%		(28,638,100)

TOTAL NET ASSETS - 100.00%		$4,603,443,372

Money Market Trust B

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.54%

Federal Home Loan Bank - 18.41%
0.51% due 11/01/2010	$20,000,000	$19,999,998
0.59% due 02/02/2010	30,000,000	30,000,000
0.70% due 05/13/2010	20,000,000	20,000,116
0.75% due 08/04/2010	27,000,000	27,000,000
0.80% due 04/30/2010	25,000,000	25,000,000

		122,000,114

Federal Home Loan Mortgage Corp. - 6.10%
0.3497% due 04/01/2011	20,000,000	20,007,878
4.125% due 07/12/2010	20,000,000	20,375,174

		40,383,052

Federal National Mortgage
Association - 11.03%
0.28% due 01/04/2010	$30,000,000	$29,999,300
0.62% due 10/22/2010	13,000,000	13,046,657
0.74% due 08/11/2010	30,000,000	30,000,000

		73,045,957

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $235,429,123)		$235,429,123

COMMERCIAL PAPER - 47.75%
Financial - 47.75%
Bank of America Corp.
0.5806% due 04/30/2012 (b)	15,000,000	15,000,000
1.0766% due 12/02/2011 (b)	6,075,000	6,187,708
Bank of Montreal 0.02% due 01/07/2010	11,194,000	11,193,963
Barclays Bank PLC 0.5809% due 02/26/2010	25,000,000	25,000,000
BNP Paribas Financial, Inc. 0.22% due 02/22/2010	15,000,000	15,000,433
BTM Capital Corp 0.28% due 01/04/2010	10,000,000	9,999,767
BTM Capital Corp. 0.37% due 01/05/2010 (f)	20,000,000	19,999,178
Citigroup Funding, Inc.
0.6106% due 04/30/2012 (b)	28,800,000	28,885,439
0.6813% due 04/30/2012 (b)	15,000,000	15,000,000
General Electric Capital Corp.
0.5053% due 12/07/2012 (b)	5,000,000	5,020,078
1.1866% due 12/09/2011 (b)	50,015,000	50,973,908
Govco LLC
0.20% due 03/05/2010	15,000,000	14,994,750
0.24% due 02/04/2010	15,000,000	14,996,600
JPMorgan Chase Company 0.5006% due 12/26/2012 (b)	11,000,000	11,025,336
Morgan Stanley 1.1056% due 12/01/2011 (b)	14,220,000	14,474,602
Royal Bank of Canada
0.6488% due 06/23/2011	25,000,000	25,000,000
1.0344% due 04/11/2011	3,600,000	3,635,080
Societe Generale North America
0.21% due 03/15/2010	19,000,000	18,991,909
0.23% due 03/24/2010	11,000,000	10,994,237

		316,372,988

TOTAL COMMERCIAL PAPER (Cost $316,372,988)		$316,372,988

U.S. TREASURY OBLIGATIONS - 17.20%
U.S. Treasury Bills - 17.20%
U.S. Treasury Bills
zero coupon due 07/15/2010	20,000,000	19,963,708
0.245% due 08/26/2010	36,160,000	36,095,852
0.2600% due 11/18/2010	30,000,000	29,927,329

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bills (continued)
U.S. Treasury Bills (continued) 0.32% due 09/23/2010	28,000,000	$27,934,045

		113,920,934

TOTAL U.S. TREASURY OBLIGATIONS (Cost $113,920,934)		$113,920,934

Total Investments (Money Market Trust B) (Cost $665,723,045) - 100.49%		$665,723,045
Other assets and liabilities, net - (0.49)%		(3,245,411)

TOTAL NET ASSETS - 100.00%		$662,477,634

Real Return Bond Trust

		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 79.66%

Treasury Inflation-Protected Securities (d) - 79.66%
0.625% due 04/15/2013		$1,534,095	$1,559,983
1.875% due 07/15/2015		18,893,120	19,907,152
2.00% due 04/15/2012 to 01/15/2016		15,420,473	16,261,969
2.375% due 04/15/2011 to 01/15/2017		17,575,419	18,652,522
2.375% due 01/15/2025 *** (g)		25,922,878	27,352,680
2.50% due 07/15/2016		13,594,207	14,803,874
3.375% due 01/15/2012 to 04/15/2032		20,335,578	23,901,759
3.625% due 04/15/2028 (g)		28,202,798	34,859,109
3.875% due 04/15/2029 (g)		21,570,938	27,757,418
4.25% due 01/15/2010		12,848,500	12,863,559
1.25% due 04/15/2014		1,736,448	1,794,647
1.75% due 01/15/2028		309,558	296,837
2.00% due 01/15/2026 (g)		13,396,422	13,453,986
2.50% due 01/15/2029		5,134,935	5,507,618
1.625% due 01/15/2015 (g)		32,380,227	33,675,436
1.875% due 07/15/2013 (g)		9,064,517	9,546,777
2.00% due 07/15/2014 (g)		22,480,220	23,814,983
2.00% due 01/15/2014 ***		6,522,304	6,897,337
2.125% due 01/15/2019		13,592,475	14,414,398
3.00% due 07/15/2012		9,453,528	10,164,017

			317,486,061

TOTAL U.S. TREASURY OBLIGATIONS (Cost $313,325,431)			$317,486,061

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.74%
Federal Home Loan Mortgage Corp. - 0.25%
0.1406% due 02/01/2011 (b)		983,000	982,302
Federal National Mortgage Association - 0.49%
3.419% due 07/01/2035		1,908,650	1,968,532

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,889,305)			$2,950,834

CORPORATE BONDS - 31.33%
Basic Materials - 0.47%
Alcoa, Inc. 6.00% due 07/15/2013		$459,000	$483,525
Falconbridge, Ltd. 7.35% due 06/05/2012		1,300,000	1,396,564

			1,880,089

Communications - 1.97%
EchoStar DBS Corp. 7.00% due 10/01/2013		3,800,000	3,909,250
Telefonica Emisiones SAU 0.6094% due 02/04/2013 (b)		4,000,000	3,937,792

			7,847,042

Consumer, Cyclical - 1.78%
Federated Retail Holdings, Inc. 5.90% due 12/01/2016		1,000,000	975,000
Marriott International, Inc. 6.375% due 06/15/2017		5,000,000	5,128,705
Starwood Hotels & Resorts Worldwide, Inc. 6.75% due 05/15/2018		1,000,000	1,002,500

			7,106,205

Consumer, Non-cyclical - 0.90%
Cardinal Health, Inc. 6.00% due 06/15/2017		1,500,000	1,527,557
UST, Inc. 6.625% due 07/15/2012		1,900,000	2,055,606

			3,583,163

Energy - 0.11%
Gaz Capital SA 7.343% due 04/11/2013 (f)		400,000	418,000

Financial - 25.55%
American International Group, Inc.
5.60% due 10/18/2016		200,000	165,507
8.25% due 08/15/2018		1,100,000	1,032,735
8.625 due 05/22/2038	GBP	400,000	407,031
American International Group, Inc., MTN 5.85% due 01/16/2018		$4,100,000	3,364,169
American International Group, Inc., Series 1 0.3941% due 10/18/2011 (b)		1,400,000	1,265,774
Australia & New Zealand Banking Group, Ltd. 0.5338% due 06/18/2012 (b)(f)		500,000	496,161
Citigroup, Inc. 0.3613% due 05/18/2011 (b)		2,500,000	2,457,285
Commonwealth Bank of Australia
0.7044% due 07/12/2013 (b)(f)		19,900,000	19,831,962
0.7506% due 06/25/2014 (b)(f)		5,300,000	5,277,152
Countrywide Financial Corp, Series MTN 0.7153% due 05/07/2012 (b)		6,405,000	6,256,084
Everest Reinsurance Holdings, Inc. 5.40% due 10/15/2014		1,000,000	976,971
Ford Motor Credit Company LLC
7.25% due 10/25/2011		2,150,000	2,171,268
7.80% due 06/01/2012		150,000	151,613
Foundation Re II, Ltd. 7.0225% due 11/26/2010 (b)(f)		700,000	692,495
General Electric Capital Corp. MTN 0.2534% due 09/21/2012 (b)		2,700,000	2,700,221

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Goldman Sachs Group, Inc. 0.7013% due 03/22/2016 (b)		$2,100,000	$1,933,976
Green Valley, Ltd. 4.343% due 01/10/2011 (b)(f)	EUR	500,000	693,383
HCP, Inc., MTN 6.70% due 01/30/2018		$1,000,000	970,134
ING Bank Australia, Ltd., Series RTD 4.85% due 06/24/2014 (b)	AUD	600,000	535,722
International Lease Finance Corp., MTN 6.625% due 11/15/2013		$800,000	643,988
Lehman Brothers Holdings, Inc.
6.20% due 09/26/2014 ^		200,000	39,000
7.00% due 09/27/2027 ^ (f)		500,000	97,500
Lehman Brothers Holdings, Inc., EMTN
1.00% due 04/05/2011 ^	EUR	38,000	9,261
5.125% due 06/27/2014 ^ (f)		700,000	173,101
Lehman Brothers Holdings, Inc., MTN 6.875% due 05/02/2018 ^		$1,500,000	311,250
Liberty Mutual Group, Inc. 5.75% due 03/15/2014 (f)		900,000	887,106
Longpoint Re, Ltd. 5.5036% due 05/08/2010 (b)(f)		1,000,000	1,002,800
Merna Reinsurance, Ltd., Series A 0.9006% due 07/07/2010 (b)		4,200,000	4,120,200
Metropolitan Life Global Funding I 2.1566% due 06/10/2011 (b)(f)		10,100,000	10,301,879
Morgan Stanley
0.5344% due 01/09/2012 (b)		300,000	296,603
0.7341% due 10/18/2016 (b)		1,300,000	1,204,187
Morgan Stanley, EMTN 1.048% due 03/01/2013 (b)	EUR	200,000	272,293
Morgan Stanley, MTN Series G 0.5844% due 01/09/2014 (b)		$800,000	763,800
Mystic Re, Ltd. 10.2544% due 06/07/2011 (b)(f)		1,700,000	1,734,680
National Australia Bank, Ltd. 0.7253% due 02/08/2010 (b)(f)		4,800,000	4,800,485
Pearson Dollar Finance PLC 5.70% due 06/01/2014 (f)		2,500,000	2,639,635
Residential Reinsurance 2007, Ltd., Series CL1 7.5056% due 06/07/2010 (b)(f)		2,700,000	2,728,080
Royal Bank of Scotland Group PLC 7.0916 due 10/29/2049	EUR	500,000	353,012
SLM Corp., Series BED1 0.194% due 03/15/2012 (b)		$1,027,000	896,047
Societe Financement de l’Economie Francaise 0.484% due 07/16/2012 (b)(f)		14,400,000	14,472,000
TransCapitalInvest, Ltd. 7.70% due 08/07/2013 (f)		1,700,000	1,829,885
Vita Capita II, Ltd. 1.1897% due 01/04/2010 (b)(f)		300,000	300,000
Vita Capital III, Ltd., Series B-II 1.4097% due 01/01/2012 (b)(f)		600,000	560,340

			101,816,775

Industrial - 0.55%
Masco Corp. 6.125% due 10/03/2016		1,200,000	1,143,529
Rexam PLC 6.75% due 06/01/2013 (f)		$1,000,000	$1,062,327

			2,205,856

TOTAL CORPORATE BONDS (Cost $124,703,858)			$124,857,130

MUNICIPAL BONDS - 0.36%
California - 0.01%
California County California Tobacco Securitization Agency 5.625% due 06/01/2023		60,000	59,712

Rhode Island - 0.12%
Tobacco Settlement Financing Corp., Series A 6.00% due 06/01/2023		465,000	468,604

West Virginia - 0.23%
Tobacco Settlement Finance Authority of West Virginia 7.467% due 06/01/2047		1,145,000	903,576

TOTAL MUNICIPAL BONDS (Cost $1,563,609)			$1,431,892

COLLATERALIZED MORTGAGE OBLIGATIONS - 9.60%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414% due 09/10/2047		600,000	563,547
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2 4.3989% due 05/25/2033 (b)		250,571	240,472
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 21A1 3.5623% due 01/25/2035 (b)		5,792,189	5,052,109
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1 5.672% due 01/25/2036 (b)		3,761,821	2,211,009
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1 0.3913% due 02/25/2034 (b)		2,188,593	1,470,945
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4 5.6998% due 12/10/2049 (b)		91,000	81,179
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3 4.0975% due 08/25/2035 (b)		135,969	110,810
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.886% due 11/15/2044 (b)		200,000	179,046
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1A 0.3131% due 09/20/2046 (b)		47,133	46,698
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-HYB3, Class 7A1 3.7549% due 11/19/2033 (b)		90,082	83,192
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 2A1 3.6474% due 04/20/2035 (b)		905,338	853,590
Countrywide Home Loans, Series 2005-3, Class 1A2 0.5213% due 04/25/2035 (b)		1,090,649	610,976

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR6, Class A1 0.3113% due 02/25/2037 (b)	$218,175	$210,609
Federal Home Loan Mortgage Corp., REMIC, Series 2002-2504, Class J 5.50% due 05/15/2016	1,486,298	1,506,130
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3336, Class GA 5.00% due 05/15/2027	3,128,051	3,187,490
Federal Home Loan Mortgage Corp., Series 2638, Class FA 0.6331% due 11/15/2016 (b)	362,412	363,576
Federal Home Loan Mortgage Corp., Series T-63, Class 1A 11.832% due 02/25/2045 (b)	2,174,858	2,010,144
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-62, Class 1A1 1.832% due 10/25/2044 (b)	887,819	847,326
Federal National Mortgage Association Whole Loan, Series 2003-W8, Class 3F2 0.5813% due 05/25/2042 (b)	141,028	119,051
Federal National Mortgage Association Whole Loan, Series 2004-W9, Class 1A2 5.95% due 02/25/2044	305,816	308,138
Federal National Mortgage Association, Series 2004-63, Class FA 0.3813% due 08/25/2034 (b)	160,200	146,918
Federal National Mortgage Association, Series 2006-118, Class A2 0.2913% due 12/25/2036 (b)	286,225	248,729
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2 0.4513% due 06/25/2045 (b)	494,352	256,491
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A 0.3113% due 01/25/2047 (b)	338,962	294,011
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A 0.4531% due 05/19/2035 (b)	139,242	72,141
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A 0.3213% due 11/25/2046 (b)	169,334	159,032
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336% due 05/15/2047	340,000	294,871
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3 5.866% due 09/15/2045 (b)	300,000	263,313
Mastr Adjustable Rate Mortgages Trust, Series 2003-6, Class 2A1 3.0647% due 12/25/2033 (b)	269,316	223,218
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 1A 4.25% due 10/25/2035 (b)	3,580,089	3,105,326
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 2A 4.25% due 10/25/2035 (b)	2,193,665	1,933,435
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 4A 0.4813% due 11/25/2035 (b)	458,681	323,865
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 5A 0.4813% due 11/25/2035 (b)	$525,838	$324,681
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.70% due 09/12/2049	100,000	84,860
Residential Accredit Loans, Inc., Series 2005-QO1, Class A1 0.5313% due 08/25/2035 (b)	225,332	116,783
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4 6.50% due 08/25/2036	1,000,000	593,756
Securitized Asset Sales, Inc., Series 1993-6, Class A5 3.8483% due 11/26/2023 (b)	6,311	5,921
Sequoia Mortgage Trust, Series 5, Class A 0.5831% due 10/19/2026 (b)	187,921	140,168
Small Business Administration Participation Certificates, Series 2007-20K, Class 1 5.51% due 11/01/2027 (b)	4,414,388	4,724,222
Small Business Administration, Series 2008-P10A, Class 1 5.902% due 02/10/2018	901,234	984,877
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A2 3.5855% due 02/25/2034 (b)	295,987	244,871
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-19, Class 2A1 1.8808% due 01/25/2035 (b)	170,357	80,538
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1 5.2454% due 08/25/2035 (b)	422,363	292,914
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 0.8931% due 10/19/2034 (b)	190,069	151,374
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3 0.4831% due 07/19/2035 (b)	1,508,483	1,236,555
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A8 0.3013% due 08/25/2036 (b)	81,325	80,362
Structured Asset Securities Corp., Series 2006-NC1, Class A6 0.2813% due 05/25/2036 (b)	10,384	9,897
TBW Mortgage Backed Pass Through Certificates, Series 2006-4, Class A1B 0.3313% due 09/25/2036 (b)	1,094	1,094
TBW Mortgage Backed Pass Through Certificates, Series 2006-6, Class A1 0.3413% due 01/25/2037 (b)	238,790	210,440
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4 5.418% due 01/15/2045	510,000	488,522
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A 1.7442% due 11/25/2042 (b)	42,497	27,888
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1 0.4913% due 11/25/2045 (b)	233,799	167,283

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A 1.3542% due 12/25/2046 (b)	$197,927	$109,944
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A 1.5442% due 02/25/2046 (b)	1,358,500	771,561
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A5 4.7213% due 07/25/2034 (b)	34,914	34,644

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,782,026)		$38,260,542

ASSET BACKED SECURITIES - 1.46%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A 0.2913% due 11/25/2036 (b)	9,721	9,656
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1 1.2313% due 08/25/2037 (b)	4,379,528	2,760,370
Bear Stearns Asset Backed Securities, Inc., Series 2006-AQ1, Class 2A1 0.3159% due 10/25/2036 (b)	272,521	249,723
Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 21A1 0.3013% due 12/25/2036 (b)	604,497	545,576
Bear Stearns Asset Backed Securities, Inc., Series 2006-HE9, Class 1A1 0.2813% due 11/25/2036 (b)	17,854	16,686
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2, Class A3A 0.3113% due 01/25/2037 (b)	1,106,247	642,212
Equity One ABS, Inc., Series 2004-1, Class AV2 0.5313% due 04/25/2034 (b)	88,483	54,744
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1 4.229% due 12/10/2037	1,252,149	1,266,295
HSI Asset Securitization Corp. Trust, Series 2006-HE1, Class 2A1 0.2813% due 10/25/2036 (b)	48,199	31,164
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A1 0.2713% due 11/25/2036 (b)	893	893
Park Place Securities, Inc., Series 2005-WCW1, Class A1B 0.4913% due 09/25/2035 (b)	30,826	25,307
Structured Asset Securities Corp., Series 2006-11, Class A1 3.7161% due 10/25/2035 (b)(f)	8,643	7,104
Truman Capital Mortgage Loan Trust, Series 2004-1, Class A1 0.5713% due 01/25/2034 (b)(f)	7,576	7,169
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572% due 10/15/2048 (b)	200,000	185,127

TOTAL ASSET BACKED SECURITIES (Cost $7,941,180)		$5,802,026

SUPRANATIONAL OBLIGATIONS - 0.30%

Government - 0.30%
Export-Import Bank of Korea, Series 97 0.5044% due 10/04/2011 (b)(f)	$1,200,000	$1,201,880

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,199,394)		$1,201,880

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.25%

Financial - 0.25%
Lehman Brothers Holdings, Inc., MTN
5.3744% due 11/24/2008 ^	300,000	58,500
5.415% due 12/23/2008 ^	4,800,000	936,000

		994,500

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $5,100,087)		$994,500

PREFERRED STOCKS - 0.39%

Financial - 0.39%
Wells Fargo & Company, Series K (j)	1,000,000	1,002,500
Wells Fargo & Company, Series L, 7.50%	600	550,800

		1,553,300

TOTAL PREFERRED STOCKS (Cost $1,600,000)		$1,553,300

TERM LOANS - 1.14%
Financial - 1.14%
DaimlerChrysler Financial Company
4.24% due 08/03/2012 (b)	4,684,613	4,559,689

TOTAL TERM LOANS (Cost $4,562,725)		$4,559,689

REPURCHASE AGREEMENTS - 2.45%
Repurchase Agreement with Barclays Bank PLC dated 12/31/2009 at 0.05% to be repurchased at $4,000,028 on 01/05/2010, collateralized by $2,939,000 U.S. Treasury Bonds, 8.125% due 08/15/2021 (valued at $4,120,570, including interest)	$4,000,000	$4,000,000
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $5,774,000 on 01/04/2010, collateralized by $3,615,000 Federal Home Loan Mortgage Corp., 4.375% due 07/18/2015 (valued at $3,922,275, including interest) and $1,885,000 Federal Home Loan Mortgage Corp., 5.68% due 09/14/2017 (valued at $1,969,825, including interest)	5,774,000	5,774,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,774,000)		$9,774,000

Total Investments (Real Return Bond Trust) (Cost $516,441,615) - 127.68%		$508,871,854
Other assets and liabilities, net - (27.68)%		(110,329,912)

TOTAL NET ASSETS - 100.00%		$398,541,942

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Short-Term Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 5.00%

U.S. Treasury Notes - 5.00%
1.375% due 09/15/2012	$4,800,000	$4,777,498

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,569,829)		$4,777,498

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.33%

Federal Home Loan Mortgage Corp. - 0.92%
3.21% due 11/01/2033 (b)	80,835	85,197
7.00% due 12/01/2010 to 02/25/2014	406,954	425,978
7.50% due 06/01/2012	60,375	63,660
8.00% due 06/01/2010	4,082	4,153
8.50% due 05/01/2015	271,002	298,120

		877,108

Federal National Mortgage
Association - 6.12%
3.099% due 09/01/2033 (b)	218,349	226,260
3.75% due 01/01/2033 (b)	68,379	69,810
5.50% due 05/01/2038	1,525,374	1,599,260
6.00% due 01/01/2011 to 01/01/2017	764,850	821,040
6.50% due 04/01/2017 to 08/01/2017	1,512,169	1,634,591
7.00% due 12/01/2010 to 07/01/2034	847,897	930,186
7.50% due 07/01/2034	352,284	386,170
8.00% due 07/01/2014	173,080	186,730

		5,854,047

Government National Mortgage
Association - 0.29%
8.00% due 12/15/2025	164,496	174,969
8.50% due 11/15/2015	98,347	103,788

		278,757

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,907,461)		$7,009,912

CORPORATE BONDS - 26.73%

Communications - 1.06%
Deutsche Telekom International Finance BV 8.50% due 06/15/2010	500,000	516,713
Telecom Italia Capital SA 4.00% due 01/15/2010	500,000	500,385

		1,017,098

Consumer, Cyclical - 1.05%
CVS Caremark Corp. 0.5556% due 06/01/2010 (b)	1,000,000	1,000,414

Consumer, Non-cyclical - 2.76%
Cargill, Inc. 5.60% due 09/15/2012 (f)	600,000	645,401
UnitedHealth Group, Inc. 0.4334% due 06/21/2010 (b)	2,000,000	1,996,836

		2,642,237

Energy - 2.06%
Kinder Morgan Energy Partners LP 5.85% due 09/15/2012	350,000	376,661
ONEOK Partners LP 5.90% due 04/01/2012	900,000	954,047
TransCanada PipeLines, Ltd. 4.00% due 06/15/2013	620,000	635,158

		1,965,866

Financial - 18.22%
BAC Capital Trust XIII 0.6536% due 03/15/2043 (b)	$1,000,000	$617,682
Bank of America Corp. 5.75% due 12/01/2017	500,000	512,009
Bear Stearns Companies, Inc. 0.5106% due 01/31/2011 (b)	500,000	500,771
Citigroup, Inc.
5.00% due 09/15/2014	363,000	349,941
5.50% due 04/11/2013	1,395,000	1,446,287
CNA Financial Corp. 6.00% due 08/15/2011	1,500,000	1,524,721
Developers Diversified Realty Corp., REIT 5.375% due 10/15/2012	500,000	469,927
ERP Operating LP 6.625% due 03/15/2012	500,000	533,900
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	500,000	387,500
Goldman Sachs Group, Inc.
4.75% due 07/15/2013	1,000,000	1,046,236
5.50% due 11/15/2014	950,000	1,013,983
ING Security Life Institutional Funding 4.25% due 01/15/2010 (f)	895,000	894,168
Lehman Brothers Holdings, Inc., MTN 5.750% due 04/25/2011 ^	1,000,000	195,000
PNC Funding Corp. 4.50% due 03/10/2010	1,000,000	1,006,561
ProLogis 5.50% due 04/01/2012	500,000	506,183
USB Capital IX 6.189% due 10/29/2049	500,000	401,875
Vita Capital III, Ltd., Series B-I 1.3897% due 01/01/2011 (b)(f)	850,000	819,910
W.R. Berkley Corp. 5.125% due 09/30/2010	1,300,000	1,312,958
WEA Finance LLC 5.40% due 10/01/2012 (f)	2,000,000	2,121,572
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010 (f)	1,000,000	1,027,500
5.125% due 11/15/2014 (f)	500,000	515,828
ZFS Finance USA Trust IV 5.875% due 05/09/2032 (b)(f)	263,000	212,875

		17,417,387

Industrial - 0.50%
Tyco Electronics Group SA 6.00% due 10/01/2012	450,000	477,451

Utilities - 1.08%
Dominion Resources, Inc. 4.75% due 12/15/2010	1,000,000	1,029,343

TOTAL CORPORATE BONDS (Cost $26,381,318)		$25,549,796

COLLATERALIZED MORTGAGE
OBLIGATIONS - 40.15%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A4 4.783% due 07/10/2043 (b)	1,000,000	1,011,837

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

Banc of America Commercial Mortgage, Inc., Series 2004-4, Class XP 0.6814% IO due 07/10/2042	$37,639,775	$406,728
Banc of America Funding Corp., Series 2005-H, Class 1A1 3.574% due 11/20/2035 (b)	1,600,635	1,058,759
Banc of America Large Loan, Series 2005-MIB1, Class B 0.4931% due 03/15/2022 (b)(f)	850,000	670,669
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1 5.6691% due 10/25/2036 (b)	3,925,211	2,720,426
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR10, Class X2 0.0336% IO due 12/11/2040 (f)	309,561,479	886,894
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G 0.6731% due 03/15/2019 (b)(f)	1,000,000	532,195
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PWR12, Class A1 5.546% due 09/11/2038 (b)	847,257	864,124
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class XP 0.2319% IO due 05/10/2043	33,883,574	266,633
Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class X2 0.8615% IO due 03/10/2039 (f)	25,053,419	224,611
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class AJFX 5.478% due 02/05/2019 (f)	2,700,000	2,385,654
Commercial Mortgage Pass Through Certificates, Series 2006-FL12, Class B 0.4031% due 12/15/2020 (b)(f)	1,690,096	835,496
Countrywide Alternative Loan Trust, Series 2003-3T1, Class A2 4.50% due 05/25/2033	8,511	8,434
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class A2 0.3931% due 04/15/2021 (b)(f)	340,000	294,702
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SVA2 0.5031% due 10/15/2021 (b)(f)	2,000,000	1,665,268
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B 0.4631% due 04/15/2021 (b)(f)	675,000	561,231
Credit Suisse/Morgan Stanley Commercial Mortgage Certificate, Series 2006-HC1A, Class A2 0.4931% due 05/15/2023 (b)(f)	1,000,000	868,414
Crown Castle Towers LLC, Series 2006-1A, Class C 5.4696% due 11/15/2036 (f)	1,500,000	1,533,750
Federal National Mortgage Association, Series 2001-53, Class GH 8.00% due 09/25/2016	134,339	146,749
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1 3.1282% due 08/25/2034 (b)	1,395,096	1,089,809
GE Capital Commercial Mortgage Corp, Series 2002-2A, Class A2 4.97% due 08/11/2036	718,135	743,767
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A2 4.353% due 06/10/2048	$808,982	$807,988
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class AFX 5.3928% due 05/15/2037 (f)	2,000,000	1,980,000
GMAC Commercial Mortgage Securities Inc, Series 2004-C2, Class A2 4.76% due 08/10/2038	731,219	744,434
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1 2.6317% due 03/25/2036 (b)	1,083,528	497,757
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A3 3.3628% due 11/19/2034 (b)	250,955	157,995
Harborview Mortgage Loan Trust, Series 2005-4, Class 1A 4.0024% due 07/19/2035 (b)	380,866	259,305
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class X2 0.5021% IO due 05/12/2045	93,914,389	1,351,766
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 7.95% due 05/15/2025 (b)	189,756	190,005
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class XCP 0.3556% IO due 09/15/2040	25,848,765	278,032
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCP 0.6666% IO due 09/15/2039	71,751,123	1,453,197
Lehman XS Trust, Series 2007-10H, Class 2A2 7.50% due 07/25/2037	1,668,667	1,023,776
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1 3.6866% due 03/25/2035 (b)	819,893	462,607
Merrill Lynch Floating Trust, Series 2006-1, Class A2 0.3631% due 06/15/2022 (b)(f)	500,000	400,953
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 1A 2.945% due 12/25/2032 (b)	27,962	24,972
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A1 5.528% due 05/12/2039 (b)	458,469	465,478
MLCC Mortgage Investors, Inc., Series 2003-C, Class B1 0.8813% due 06/25/2028 (b)	495,980	195,912
Morgan Stanley Capital I, Series 2006-T21, Class A2 5.09% due 10/12/2052	453,000	456,976
Morgan Stanley Capital I, Series 2005-HQ5, Class A2 4.809% due 01/14/2042	106,396	106,359
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A 4.882% due 08/13/2042	1,000,000	1,004,008
Morgan Stanley Capital I, Series 2005-HQ6, Class X2 0.3696% IO due 08/13/2042	24,860,557	363,069
Morgan Stanley Capital I, Series 2007-SRR3, Class A 0.5331% due 12/20/2049 (b)(f)	1,000,000	72,500

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 2007-SRR3, Class B 0.6331% due 12/20/2049 (b)(f)	$1,000,000	$42,500
Multi Security Asset Trust, Series 2005-RR4A, Class A1 4.38% due 11/28/2035 (f)	373,643	316,662
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2 4.467% due 03/18/2036	1,164,998	1,192,947
SBA CMBS Trust, Series 2006-1A, Class A 5.314% due 11/15/2036 (f)	2,000,000	2,045,000
Sequoia Mortgage Trust, Series 2004-4, Class A 0.7039% due 05/20/2034 (b)	319,666	246,655
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A 3.2112% due 10/25/2034 (b)	645,249	531,574
WAMU Commercial Mortgage Securities Trust, Series 2006-SL1, Class A 5.3005% due 11/23/2043 (b)(f)	912,077	722,011
Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6 5.25% due 02/25/2018	498,219	496,575
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1 5.332% due 10/25/2036 (b)	2,317,744	1,721,124

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,550,187)		$38,388,287

ASSET BACKED SECURITIES - 6.61%
American Express Issuance Trust, Series 2008-1, Class A 1.1831% due 12/15/2010 (b)	1,000,000	999,483
Anthracite, Ltd., Series 2002-2A, Class B 5.488% due 12/24/2037 (f)	1,000,000	750,000
Anthracite, Ltd., Series 2002-CIBA, Class A 0.6819% due 05/24/2017 (b)(f)	577,519	462,015
Anthracite, Ltd., Series 2004-1A, Class A 0.5919% due 03/23/2019 (b)(f)	833,199	542,237
Arbor Realty Mortgage Securities, Series 2006-1A, Class C 0.8822% due 01/26/2042 (b)(f)	365,000	43,800
Arbor Realty Mortgage Securities, Series 2006-1A, Class F 1.3322% due 01/26/2042 (b)(f)	610,000	30,500
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B 0.7031% due 03/20/2050 (b)(f)	3,000,000	270,000
Cedarwoods Credit CDO, Ltd., Series 2007-2A, Class B 0.6113% due 02/25/2052 (b)(f)	1,000,000	79,400
CPL Transition Funding LLC, Series 2002-1, Class A3 5.56% due 01/15/2012	301,412	302,009
Crest, Ltd., Series 2000-1A, Class C 7.75% due 08/31/2036 (f)	690,000	483,000
Crest, Ltd., Series 2002-IGA, Class A 0.7306% due 07/28/2017 (b)(f)	1,253,730	1,128,357
Crest, Ltd., Series 2003-1A, Class B1 1.2056% due 05/28/2038 (b)(f)	1,000,000	430,000
Crystal River Resecuritization, Series 2006-1, Class B 0.7319% due 09/22/2047 (b)(f)	$2,100,000	$42,000
Equity One ABS, Inc., Series 2004-2, Class AV2 0.4813% due 07/25/2034 (b)	42,960	28,486
Green Tree Financial Corp., Series 1996-8, Class A6 7.60% due 10/15/2027 (b)	64,400	65,417
Highland Park CDO, Ltd., Series 2006-1A, Class A2 0.6619% due 11/25/2051 (b)(f)	2,300,000	230,000
Long Beach Mortgage Loan Trust, Series 2004-1, Class M3 0.9313% due 02/25/2034 (b)	400,000	332,709
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E 0.9853% due 02/01/2041 (b)(f)	475,000	28,500
Trapeza CDO LLC Series 2007-12A, Class B 0.8441% due 04/06/2042 (b)(f)	1,500,000	75,000

TOTAL ASSET BACKED SECURITIES (Cost $18,448,723)		$6,322,913

DEFAULTED BONDS BEYOND MATURITY

DATES - 0.92%
Financial - 0.92%
Rouse Company LP 3.625% due 03/15/2009 ^	900,000	876,375

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $846,393)		$876,375

REPURCHASE AGREEMENTS - 12.60%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $12,046,000 on 01/04/2010, collateralized by $12,555,000 Federal National Mortgage Association, 5.00% due 06/04/2024 (valued at $12,288,206, including interest)	$12,046,000	$12,046,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,046,000)		$12,046,000

Total Investments (Short-Term Bond Trust) (Cost $117,749,911) - 99.34%		$94,970,781
Other assets and liabilities, net - 0.66%		635,273

TOTAL NET ASSETS - 100.00%		$95,606,054

Short Term Government Income Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 25.44%

Treasury Inflation-Protected
Securities (d) - 2.00%
3.375% due 01/15/2012	$2,988,766	$3,196,578
U.S. Treasury Notes - 23.44%
0.875% due 01/31/2011 to 05/31/2011	14,475,000	14,506,282

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
1.00% due 10/31/2011	$5,420,000	$5,415,122
1.125% due 01/15/2012	5,675,000	5,669,677
1.375% due 04/15/2012	5,225,000	5,229,901
1.50% due 12/31/2013	2,725,000	2,653,256
1.75% due 03/31/2014	2,625,000	2,562,656
2.375% due 08/31/2014	1,505,000	1,493,947

		37,530,841

TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,875,087)		$40,727,419

U.S. GOVERNMENT AGENCY OBLIGATIONS - 69.28%
Federal Agricultural Mortgage Corp. - 6.54%
3.875% due 08/19/2011	1,705,000	1,761,386
4.875% due 01/14/2011 (f)	3,500,000	3,661,095
5.40% due 10/14/2011	1,344,000	1,441,814
5.50% due 07/15/2011 (f)	3,415,000	3,606,021

		10,470,316
Federal Farm Credit Bank - 12.04%
1.875% due 12/07/2012	7,700,000	7,698,368
2.625% due 04/17/2014	2,645,000	2,636,533
3.00% due 12/22/2014	1,640,000	1,615,200
3.875% due 10/07/2013	6,930,000	7,323,111

		19,273,212
Federal Home Loan Bank - 15.54%
0.75% due 10/05/2011	3,435,000	3,444,137
1.50% due 01/16/2013	3,995,000	3,939,122
1.875% due 06/20/2012	1,070,000	1,077,426
2.00% due 07/27/2012 to 10/05/2012	9,550,000	9,564,492
3.25% due 09/12/2014	3,175,000	3,224,914
3.625% due 10/18/2013	3,465,000	3,629,716

		24,879,807
Federal Home Loan Mortgage Corp. - 5.90%
2.00% due 11/05/2012	2,680,000	2,669,334
2.125% due 04/02/2012	1,000,000	1,004,082
4.266% due 09/01/2039 (b)	1,298,969	1,335,559
4.50% due 07/01/2024	2,306,940	2,374,886
4.50% TBA **	2,000,000	2,055,312

		9,439,173
Federal National Mortgage
Association - 10.98%
2.20% due 08/27/2012	6,000,000	6,036,564
2.625% due 11/20/2014	3,680,000	3,651,465
3.00% due 10/29/2014	3,160,000	3,135,481
3.752% due 07/01/2039 (b)	188,763	192,963
4.261% due 05/01/2034 (b)	272,892	283,804
4.50% due 06/01/2024 to 10/01/2024	3,973,637	4,094,709
4.893% due 12/01/2038 (b)	124,332	129,454
4.998% due 04/01/2048 (b)	60,068	62,647

		17,587,087
Government National Mortgage
Association - 12.19%
3.50% due 10/20/2039 (b)	3,784,278	3,805,897
3.75% due 10/20/2039 (b)	2,487,508	2,524,485
4.00% due 08/20/2039	3,503,391	3,582,389

Government National Mortgage
Association (continued)
4.00% due 09/20/2039 to 12/20/2039 (b)	$9,417,114	$9,609,304

		19,522,075
Tennessee Valley Authority - 6.09%
4.75% due 08/01/2013	1,925,000	2,071,653
6.00% due 03/15/2013	3,550,000	3,972,198
7.14% due 05/23/2012	3,300,000	3,710,807

		9,754,658

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $111,552,941)		$110,926,328

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.24%
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3545, Class PA 4.00% due 06/15/2039	328,160	335,722
Federal Home Loan Mortgage Corp., REMICS, Series 2009-3591, Class TA 4.00% due 06/15/2039	1,432,513	1,460,168
Government National Mortgage Association, Series
2009-102, Class MA
4.00% due 06/16/2039	1,458,607	1,505,886
Government National Mortgage Association, Series 2009-42, Class DA 5.00% due 07/20/2031	3,328,995	3,489,491

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,777,990)		$6,791,267

REPURCHASE AGREEMENTS - 2.03%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $3,247,000 on 01/04/2010, collateralized by $3,315,000 U.S. Treasury Bills, zero coupon due 06/24/2010 (valued at $3,312,017, including interest)	$3,247,000	$3,247,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,247,000)		$3,247,000

Total Investments (Short Term Government Income Trust) (Cost $162,453,018) - 100.99%		$161,692,014
Other assets and liabilities, net - (0.99)%		(1,590,851)

TOTAL NET ASSETS - 100.00%		$160,101,163

Spectrum Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 1.56%

Basic Materials - 0.15%
Alcoa, Inc.	7,400	$119,288
Ashland, Inc.	10,825	428,886
E.I. Du Pont de Nemours & Company	6,800	228,956

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Freeport-McMoRan Copper & Gold, Inc., Class B *	3,625	$291,051
Huntsman Corp.	45,050	508,615
International Flavors & Fragrances, Inc.	5,200	213,928
International Paper Company	13,300	356,174
MeadWestvaco Corp.	6,200	177,506
Nucor Corp.	6,100	284,565
Weyerhaeuser Company	2,400	103,536

		2,712,505

Communications - 0.15%
AT&T, Inc.	21,465	601,664
Cablevision Systems Corp., Class A	7,300	188,486
Cisco Systems, Inc. *	4,600	110,124
eBay, Inc. *	6,700	157,718
McGraw-Hill Companies, Inc.	8,600	288,186
Qwest Communications International, Inc. (a)	37,100	156,191
Sprint Nextel Corp. *	111,850	409,371
The New York Times Company, Class A * (a)	10,700	132,252
Time Warner, Inc.	12,166	354,517
Verizon Communications, Inc.	7,800	258,414
Vodafone Group PLC	45,800	106,059
WPP PLC, SADR	7,900	77,143

		2,840,125

Consumer, Cyclical - 0.15%
Bed Bath & Beyond, Inc. * (a)	7,621	294,399
D.R. Horton, Inc.	4,300	46,741
Genuine Parts Company	3,000	113,880
Harley-Davidson, Inc.	5,200	131,040
Harman International Industries, Inc.	2,500	88,200
Home Depot, Inc.	14,600	422,378
Lakes Gaming, Inc. *	23,275	58,420
Macy’s, Inc.	5,200	87,152
Marriott International, Inc., Class A (a)	6,534	178,052
Mattel, Inc.	8,700	173,826
MGM Mirage, Inc. * (a)	7,700	70,224
Southwest Airlines Company	14,200	162,306
Tiffany & Company	3,600	154,800
Wal-Mart Stores, Inc.	1,800	96,210
Walt Disney Company	9,900	319,275
Whirlpool Corp. (a)	3,400	274,244

		2,671,147

Consumer, Non-cyclical - 0.17%
Amgen, Inc. *	2,700	152,739
Avery Dennison Corp.	4,900	178,801
B&G Foods, Inc.	26,600	244,188
Bristol-Myers Squibb Company (a)	9,100	229,775
Eli Lilly & Company	6,500	232,115
Fortune Brands, Inc.	7,500	324,000
H & R Block, Inc.	2,200	49,764
Hershey Company	9,600	343,584
Johnson & Johnson	3,900	251,199
Kimberly-Clark Corp.	3,000	191,130
Kraft Foods, Inc., Class A	7,300	198,414
McCormick & Company, Inc.	3,000	108,390
Merck & Company, Inc. *	8,400	306,936
Pfizer, Inc.	10,527	$191,486
WellPoint, Inc. *	2,300	134,067

		3,136,588

Energy - 0.23%
Anadarko Petroleum Corp.	4,500	280,890
BJ Services Company	3,700	68,820
BP PLC, SADR	5,600	324,632
Chevron Corp.	9,000	692,910
Complete Production Services, Inc. *	50,000	650,000
ConocoPhillips Company	2,200	112,354
CONSOL Energy, Inc.	600	29,880
Exxon Mobil Corp.	9,000	613,710
Murphy Oil Corp.	5,600	303,520
Royal Dutch Shell PLC, ADR	8,600	516,946
Schlumberger, Ltd.	4,900	318,941
Spectra Energy Corp.	5,600	114,856
Sunoco, Inc.	4,700	122,670
Williams Companies, Inc.	2,930	61,765

		4,211,894

Financial - 0.31%
Allied Irish Banks PLC - London Exchange *	10,877	18,919
American Express Company	14,400	583,488
Bank of America Corp.	44,381	668,378
Bank of New York Mellon Corp.	10,500	293,685
Capital One Financial Corp.	4,800	184,032
Chubb Corp.	2,200	108,196
JPMorgan Chase & Company	30,650	1,277,186
KeyCorp	16,000	88,800
Legg Mason, Inc. (a)	6,600	199,056
Lincoln National Corp.	7,600	189,088
Marsh & McLennan Companies, Inc.	12,000	264,960
Marshall & Ilsley Corp.	6,400	34,880
NYSE Euronext	5,400	136,620
Progressive Corp. *	6,000	107,940
Regions Financial Corp.	13,700	72,473
SLM Corp. *	14,600	164,542
Sun Life Financial, Inc.	6,400	183,808
SunTrust Banks, Inc.	8,200	166,378
The Travelers Companies, Inc.	1,900	94,734
U.S. Bancorp (a)	17,200	387,172
Weingarten Realty Investors, REIT	1,265	25,034
Wells Fargo & Company	18,600	502,014

		5,751,383

Industrial - 0.20%
3M Company	5,600	462,952
Black & Decker Corp.	1,900	123,177
Boeing Company	4,900	265,237
Cooper Industries PLC	3,900	166,296
Deere & Company	5,100	275,859
Eaton Corp.	1,500	95,430
General Cable Corp. *	6,850	201,527
General Electric Company	39,700	600,661
Honeywell International, Inc.	6,400	250,880
Illinois Tool Works, Inc.	7,200	345,528
Lockheed Martin Corp.	2,100	158,235

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Masco Corp.	12,800	$176,768
Pall Corp.	1,500	54,300
United Parcel Service, Inc., Class B	4,600	263,902
USG Corp. * (a)	4,400	61,820
Vulcan Materials Company (a)	4,000	210,680

		3,713,252

Technology - 0.08%
Analog Devices, Inc.	7,800	246,324
Applied Materials, Inc.	6,700	93,398
Computer Sciences Corp. *	4,500	258,885
Dell, Inc. *	9,600	137,856
Electronic Arts, Inc. *	5,700	101,175
Intel Corp.	7,400	150,960
Microsoft Corp.	13,900	423,811

		1,412,409

Utilities - 0.12%
CenterPoint Energy, Inc.	3,400	49,334
Constellation Energy Group, Inc.	3,700	130,129
Duke Energy Corp.	16,920	291,193
Entergy Corp.	2,500	204,600
Exelon Corp.	1,900	92,853
FirstEnergy Corp.	2,200	102,190
NiSource, Inc.	15,000	230,700
NRG Energy, Inc. * (a)	2,600	61,386
PG&E Corp.	3,700	165,205
Pinnacle West Capital Corp.	3,700	135,346
PPL Corp.	3,500	113,085
Progress Energy, Inc.	6,750	276,818
Teco Energy, Inc. (a)	4,600	74,612
Xcel Energy, Inc.	14,888	315,923

		2,243,374

TOTAL COMMON STOCKS (Cost $21,626,048)		$28,692,677

PREFERRED STOCKS - 0.30%

Communications - 0.17%
Crown Castle International Corp., 6.25%	14,350	853,825
Lucent Technologies Capital Trust I, 7.75%	2,875	2,233,875
Spanish Broadcasting System, Series B, PIK 10.75%	288	72,000

		3,159,700

Consumer, Cyclical - 0.01%
Sealy Corp., PIK, 8.00%	2,400	205,200

Financial - 0.12%
Citigroup, Inc., 7.50%	17,100	1,784,214
Federal Home Loan Mortgage Corp., Series Z * (j)	8,000	8,400
Federal National Mortgage Association, Series S *	6,575	7,233
SLM Corp., Series C, 7.25%	675	408,881

		2,208,728

TOTAL PREFERRED STOCKS (Cost $5,473,725)		$5,573,628

TERM LOANS - 2.09%

Basic Materials - 0.11%
Georgia-Pacific Corp. 2.25% due 12/20/2012 (b)	$668,981	$645,148
Hexion Specialty Chemicals 2.562% due 05/05/2013 (b)	723,711	628,905
Nalco Company 2.005% due 05/01/2016 (b)	750,000	724,375

		1,998,428

Communications - 0.18%
CSC Holdings, Inc. 8.125% due 02/24/2012 (b)	385,135	373,581
Hughes Network Systems LLC 2.754% due 04/15/2014 (b)	250,000	229,375
Local Insight Regatta Holdings, Inc. 7.75% due 04/23/2015 (b)	1,000,000	780,000
Mediacom Broadband LLC 1.75% due 01/31/2015 (b)	245,634	247,170
MetroPCS Wireless, Inc., Series B3 2.562% due 11/03/2013 (b)	747,449	711,945
Trilogy International Partners 3.75% due 06/27/2012 (b)	500,000	415,000
Univision Communications, Inc. 2.50% due 09/29/2014 (b)	250,000	216,750
Weather Channel Company 7.25% due 07/25/2015 (b)	246,256	247,734

		3,221,555

Consumer, Cyclical - 0.41%
Aramark Corp., Tranche B 2.125% due 01/26/2017 (b)	426,802	403,772
Cengage Learning Holdings II 2.753% due 07/03/2014 (b)	750,000	682,500
Ford Motor Company 5.46% due 12/15/2013 (b)	1,711,833	1,579,166
Goodman Global, Inc. 7.50% due 02/13/2014 (b)	725,000	724,849
Goodyear Tire & Rubber Company 2.34% due 04/30/2014 (b)	750,000	692,031
Lear Corp. 7.500% due 11/30/2014 (b)	234,375	234,961
Michaels Stores, Inc. 2.562% due 03/10/2013 (b)	1,442,690	1,355,098
OSI Restaurant Partners, Inc. 2.665% due 06/14/2014 (b)	747,414	606,740
Sabre Holdings 2.488% due 03/30/2013 (b)	1,350,000	1,223,438

		7,502,555

Consumer, Non-cyclical - 0.39%
Asurion Corp. 6.734% due 07/07/2015 (b)	750,000	724,219
Avis Budget Car Rental LLC 4.132% due 04/19/2012 (b)	750,000	727,313
Bausch & Lomb, Inc. 3.50% due 04/30/2015 (b)	743,817	706,626
Biomet, Inc. 6.7619% due 03/25/2015 (b)	750,000	715,625
Community Health Systems, Inc. 2.505% due 07/25/2014 (b)	745,486	702,206

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Non-cyclical (continued)
DaVita, Inc. 1.74% due 10/05/2011 (b)	$168,269	$151,442
Dollar Thrifty 2.730% due 06/15/2013 (b)	250,000	227,500
Fresenius SE 6.75% due 08/22/2014 (b)	980,625	984,303
HCA, Inc. 1.75% due 11/18/2012 (b)	682,758	651,181
Healthsouth Corp.
2.51% due 06/10/2013 (b)	119,720	113,285
4.01% due 03/15/2014 (b)	598,782	577,525
Iasis Healthcare Corp. 5.530% due 06/16/2011 (b)	617,019	559,945
Supervalu, Inc. 1.155% due 06/20/2011 (b)	416,667	403,943

		7,24,113

Diversified - 0.07%
Reynolds Consumer Products 6.25% due 11/05/2015 (b)	1,250,000	1,254,688

Energy - 0.10%
Calpine Corp. 3.135% due 03/29/2014 (b)	746,241	704,824
Hercules Offshore, Inc. 6.00% due 07/11/2013 (b)	955,414	911,943
MEG Energy Corp. 6.00% due 04/03/2016 (b)	250,000	246,562

		1,863,329

Financial - 0.33%
CCM Merger, Inc. 8.50% due 07/21/2012 (b)	742,696	722,272
CCO Holdings LLC 2.26% due 09/06/2014 (b)	1,300,000	1,182,025
HUB International Holdings, Inc. 2.750% due 06/13/2014 (b)	245,620	224,128
Nuveen Investments, Inc. 3.281% due 11/09/2014 (b)	1,133,809	990,382
Pinnacle Foods Finance LLC
2.985% due 04/01/2015 (b)	1,233,602	1,147,249
7.50% due 04/02/2014 (b)	500,000	502,500
Town Sports International, Inc. 2.062% due 03/01/2014 (b)	243,125	221,244
Universal City Development Partners, Ltd. 6.50% due 11/06/2014 (b)	1,000,000	1,001,250

		5,991,050
Industrial - 0.22%
BE Aerospace, Inc. 5.75% due 07/28/2014 (b)	1,745,281	1,749,644
DAE Aviation Holdings, Inc. 4.001% due 09/27/2014 (b)	250,000	228,750
Dana Corp. 7.25% due 01/31/2015 (b)	983,468	940,441
Ferro Corp. 6.257% due 06/06/2012 (b)	537,524	520,055
Graham Packaging Company 6.75% due 10/07/2011 (b)	666,627	654,857

		4,093,747
Technology - 0.26%
Booz Allen Hamilton, Inc. 6.00% due 07/31/2015 (b)	$500,000	$500,715
Dresser, Inc. 6.001% due 05/04/2015 (b)	1,250,000	1,171,875
First Data Corp. 3.34% due 09/24/2014 (b)	747,475	662,138
Infor Global Solutions 6.48% due 03/15/2014 (b)	500,000	354,166
Invitrogen Corp. 5.25% due 09/15/2015 (b)	923,125	927,741
Palm, Inc. 8.3775% due 04/24/2014 (b)	977,500	835,762
Skype Technologies SA 9.000% due 09/03/2014 (b)	250,000	256,375

		4,708,772
Utilities - 0.02%
Mirant North America LLC 1.980% due 01/03/2013 (b)	223,520	214,859
Texas Competitive Electric LLC 3.76% due 10/10/2014 (b)	246,231	199,694

		414,553

TOTAL TERM LOANS (Cost $36,733,342)		$38,293,790

U.S. TREASURY OBLIGATIONS - 18.96%

Treasury Inflation-Protected Securities (d) - 0.71%
1.875% due 07/15/2015	22,227	23,420
2.00% due 01/15/2016	190,600	201,276
0.875% due 04/15/2010	12,677,288	12,719,871

		12,944,567
U.S. Treasury Bonds - 2.91%
2.625% due 04/30/2016	40,425,000	39,171,178
4.75% due 02/15/2037	13,870,000	14,173,406

		53,344,584

U.S. Treasury Notes - 15.33%
1.75% due 08/15/2012 ***	89,530,000	90,110,512
2.00% due 09/30/2010	1,425,000	1,441,922
2.25% due 05/31/2014	92,615,000	91,985,496
2.625% due 07/31/2014	32,315,000	32,476,575
3.125% due 09/30/2013	37,810,000	39,295,820
4.00% due 08/15/2018	25,315,000	25,854,918

		281,165,243
U.S. Treasury Strips - 0.01%
zero coupon due 05/15/2021	220,000	133,398

TOTAL U.S. TREASURY OBLIGATIONS (Cost $349,069,969)		$347,587,792

U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.38%

Federal Home Loan Bank - 0.08%
4.50% due 11/15/2012	825,000	885,158
5.25% due 06/18/2014	510,000	566,565

		1,451,723
Federal Home Loan Mortgage Corp. - 1.49%
3.346% due 09/01/2032 (b)	3,811	3,964

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. (continued)
3.667% due 07/01/2035 (b)		$34,012	$35,253
4.125% due 10/18/2010		2,400,000	2,467,238
4.50% due 11/01/2018 to 04/01/2023		2,587,342	2,670,412
4.609% due 06/01/2038 (b)		205,971	213,641
4.632% due 07/01/2035 (b)		88,161	91,780
4.641% due 02/01/2035 (b)		133,161	137,767
4.711% due 07/01/2038 (b)		295,308	306,408
5.00% due 10/01/2018 to 12/01/2035		4,229,759	4,364,076
5.06% due 11/01/2035 to 03/01/2036 (b)		472,572	494,760
5.125% due 07/15/2012		2,180,000	2,368,271
5.148% due 09/01/2035 to 01/01/2036 (b)		418,577	436,362
5.313% due 02/01/2037 (b)		332,428	347,268
5.337% due 01/01/2036 (b)		11,314	11,892
5.354% due 04/01/2037 to 05/01/2037 (b)		564,494	590,306
5.403% due 02/01/2038 (b)		404,370	423,938
5.43% due 02/01/2037 (b)		781,136	817,107
5.447% due 06/01/2037 (b)		660,007	687,371
5.50% due 03/01/2018 to 12/01/2034		1,079,174	1,146,803
5.519% due 10/01/2036 (b)		465,181	493,329
5.883% due 02/01/2037 (b)		171,908	180,129
5.978% due 01/01/2037 (b)		190,058	199,411
5.985% due 12/01/2036 (b)		523,821	554,207
6.00% due 06/15/2011 to 08/01/2038		4,742,605	5,068,721
5.997% due 11/01/2036 (b)		372,850	394,652
6.014% due 10/01/2036 (b)		531,359	561,744
6.111% due 10/01/2036 (b)		351,259	372,196
6.209% due 08/01/2036 (b)		507,901	539,603
6.50% due 05/01/2017 to 01/01/2036		1,158,903	1,251,867
7.00% due 02/01/2024 to 06/01/2032		27,811	30,585
7.50% due 05/01/2024 to 06/01/2024		3,025	3,314
10.50% due 05/01/2019		132	152

			27,264,527

Federal National Mortgage
Association - 15.07%
2.503% due 10/01/2033 (b)		68,686	70,053
2.733% due 07/01/2027 (b)		1,149	1,173
3.079% due 11/01/2035 (b)		128,010	132,281
3.875% due 07/12/2013		2,155,000	2,291,280
4.375% due 09/15/2012 to 10/15/2015		1,185,000	1,263,154
4.50% due 05/01/2019 to 10/01/2039		20,930,240	21,110,666
4.612% due 07/01/2035 (b)		83,427	86,585
4.625% due 10/15/2014		660,000	715,103
4.785% due 09/01/2035 (b)		446,946	468,436
4.834% due 04/01/2038 (b)		207,864	216,790
4.838% due 05/01/2038 (b)		182,632	190,396
4.863% due 05/01/2038 (b)		416,777	434,891
4.875% due 12/15/2016		350,000	378,652
4.889% due 05/01/2038 (b)		413,461	431,419
4.909% due 08/01/2038 (b)		288,616	300,974
5.00% due 03/01/2018 to 07/01/2039		42,888,099	44,450,555
5.296% due 12/01/2035 (b)		22,012	23,213
5.33% due 12/01/2035 (b)		132,133	139,271
5.441% due 09/01/2037 (b)		176,412	185,631
5.448% due 06/01/2037 (b)		121,919	128,116
5.488% due 01/01/2019 (b)		797	828
5.50% due 07/01/2013 to 09/01/2037		103,733,928	109,065,530
5.508% due 01/01/2037 (b)		$199,128	$208,593
5.516% due 12/01/2035 (b)		44,919	47,479
5.529% due 07/01/2036 (b)		650,683	689,114
5.63% due 12/01/2035 (b)		64,334	67,927
5.802% due 08/01/2037 (b)		215,238	226,996
5.985% due 08/01/2036 to 09/01/2036 (b)		646,609	687,629
6.00% due 05/15/2011 to 10/01/2039		67,050,953	71,250,380
6.034% due 12/01/2036 (b)		292,030	306,686
6.50% due 06/01/2013 to 11/01/2037		19,202,277	20,642,232
7.00% due 12/01/2029 to 04/01/2037		104,548	114,730

			276,326,763

Government National Mortgage
Association - 8.74%
4.00% due 09/15/2018 to 06/20/2039		1,084,664	1,069,814
4.50% due 01/15/2019 to 11/20/2039		65,377,334	65,467,065
5.00% due 01/15/2019 to 10/20/2039		24,141,545	24,992,302
5.50% due 02/15/2029 to 12/20/2039		29,122,624	30,806,485
6.00% due 11/15/2012 to 04/20/2039		26,242,727	28,018,276
6.50% due 12/15/2014 to 02/20/2039		7,262,800	7,800,554
7.00% due 04/15/2017 to 10/20/2036		1,999,175	2,181,680
9.25% due 10/15/2016 to 12/15/2019		3,950	4,440
9.75% due 07/15/2017 to 02/15/2021		5,029	5,749
10.25% due 11/15/2020		1,872	2,201
11.75% due 08/15/2013		965	1,090
12.00% due 10/15/2010 to 12/15/2012		170	184
12.25% due 03/15/2014 to 07/20/2015		1,184	1,382
12.50% due 06/15/2010		623	638
12.75% due 12/20/2013 to 11/20/2014		1,051	1,229

			160,353,089

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $457,734,107)			$465,396,102

FOREIGN GOVERNMENT OBLIGATIONS - 3.44%

Brazil - 0.30%
Federative Republic of Brazil
5.625% due 01/07/2041		900,000	848,250
10.00% due 01/01/2014	BRL	5,397,000	3,002,691
10.00% due 01/01/2017		3,026,000	1,579,970

			5,430,911

Canada - 0.43%
Government of Canada 3.75% due 06/01/2019	CAD	8,230,000	7,955,758

Germany - 0.83%
Federal Republic of Germany 3.50% due 07/04/2019	EUR	10,470,000	15,229,154

Italy - 0.04%
Republic of Italy 5.25% due 09/20/2016		$750,000	798,761

Lithuania - 0.12%
Republic of Lithuania 6.75% due 01/15/2015 (f)		2,055,000	2,092,226

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Mexico - 1.47%
Government of Mexico
5.625% due 01/15/2017		$280,000	$291,900
5.625% due 01/15/2017		1,510,000	1,573,390
8.00% due 12/19/2013	MXN	318,015,000	25,019,189

			26,884,479
South Africa - 0.11%
Republic of South Africa 6.50% due 06/02/2014		$1,905,000	2,085,975

Sweden - 0.14%
Kingdom of Sweden 5.125% due 03/01/2017		2,420,000	2,555,559

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $62,189,985)			$63,032,823

CORPORATE BONDS - 36.87%

Basic Materials - 1.95%
Air Products & Chemicals, Inc.
4.15% due 02/01/2013		165,000	171,166
4.375% due 08/21/2019		145,000	143,702
Allegheny Technologies, Inc. 9.375% due 06/01/2019		270,000	310,784
ArcelorMittal 5.375% due 06/01/2013		2,100,000	2,216,027
Ashland, Inc. 9.125% due 06/01/2017 (f)		350,000	384,125
Barrick Australian Finance Pty, Ltd. 5.95% due 10/15/2039		1,600,000	1,561,534
Barrick Gold Financeco LLC 6.125% due 09/15/2013		1,015,000	1,115,704
BHP Billiton Finance, Ltd. 5.40% due 03/29/2017		178,000	190,705
Boise Cascade LLC 7.125% due 10/15/2014		666,000	600,232
Boise Paper Holdings LLC 9.00% due 11/01/2017 (f)		225,000	233,156
Cascades, Inc.
7.75% due 12/15/2017 (f)		225,000	227,250
7.875% due 01/15/2020 (f)		225,000	228,375
Cellu Tissue Holdings, Inc. 11.50% due 06/01/2014		375,000	416,250
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		70,000	73,387
8.625% due 08/15/2010		180,000	188,497
Clearwater Paper Corp. 10.625% due 06/15/2016 (f)		250,000	279,062
Cognis GmbH 9.50% due 05/15/2014 (f)	EUR	525,000	771,429
Corp Nacional del Cobre de Chile 7.50% due 01/15/2019 (f)		$260,000	304,826
Domtar Corp.
5.375% due 12/01/2013		150,000	144,750
7.125% due 08/15/2015		425,000	427,125
9.50% due 08/01/2016		50,000	53,562
Edgen Murray Corp. 12.25% due 01/15/2015 (f)		700,000	687,750
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015		$525,000	$572,250
8.375% due 04/01/2017		2,760,000	3,022,200
Georgia Gulf Corp. 9.00% due 01/15/2017 (f)		125,000	126,250
Georgia-Pacific Corp 7.00% due 01/15/2015 (f)		375,000	379,688
Georgia-Pacific LLC
7.125% due 01/15/2017 (f)		450,000	455,625
8.25% due 05/01/2016 (f)		550,000	583,000
Gibraltar Industries, Inc., Series B 8.00% due 12/01/2015		1,150,000	1,098,250
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 9.75% due 11/15/2014		325,000	318,500
Huntsman International LLC 6.875% due 11/15/2013 (f)	EUR	550,000	731,290
International Paper Company 9.375% due 05/15/2019		$400,000	491,668
Lubrizol Corp. 8.875% due 02/01/2019		500,000	621,642
Metals USA Holdings Corp., PIK 7.5397% due 07/01/2012		81,802	69,736
Nalco Company 8.25% due 05/15/2017 (f)		550,000	584,375
NewPage Corp. 11.375% due 12/31/2014 (f)		325,000	328,250
Novelis, Inc.
7.25% due 02/15/2015		275,000	261,938
11.50% due 02/15/2015 (f)		850,000	910,563
Placer Dome, Inc. 6.45% due 10/15/2035		340,000	349,009
Polyone Corp. 8.875% due 05/01/2012		375,000	386,250
Potash Corp. of Saskatchewan, Inc. 4.875% due 03/30/2020		3,225,000	3,181,856
Praxair, Inc.
4.375% due 03/31/2014		20,000	21,089
4.625% due 03/30/2015		455,000	483,917
Rhodia SA 3.492% due 10/15/2013 (b)	EUR	175,000	232,683
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013		$480,000	517,938
8.95% due 05/01/2014		1,520,000	1,821,418
Rock-Tenn Company 9.25% due 03/15/2016		250,000	271,563
Ryerson, Inc. 12.00% due 11/01/2015		450,000	470,250
Sappi Papier Holding AG 6.75% due 06/15/2012 (f)		250,000	239,375
Solutia, Inc. 8.75% due 11/01/2017		375,000	390,469
Steel Dynamics, Inc.
6.75% due 04/01/2015		140,000	138,775
7.375% due 11/01/2012		500,000	515,000
Teck Resources, Ltd.
9.75% due 05/15/2014		750,000	865,313
10.25% due 05/15/2016		150,000	174,750
10.75% due 05/15/2019		675,000	806,625

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Tube City IMS Corp. 9.75% due 02/01/2015	$800,000	$773,000
Vale Overseas, Ltd.
6.25% due 01/23/2017	940,000	980,529
6.875% due 11/10/2039	1,785,000	1,797,002

		35,701,434

Communications - 6.47%
Affinity Group, Inc.
9.00% due 02/15/2012 ^	325,000	221,406
10.875% due 02/15/2012 ^	48,587	19,374
America Movil SAB de CV
5.00% due 10/16/2019 (f)	3,095,000	3,026,223
5.625% due 11/15/2017	115,000	119,064
5.75% due 01/15/2015	280,000	295,413
6.375% due 03/01/2035	868,000	896,025
American Tower Corp.
4.625% due 04/01/2015 (f)	3,280,000	3,317,572
7.25% due 05/15/2019 (f)	1,603,000	1,787,345
AT&T Broadband Corp. 8.375% due 03/15/2013	157,000	180,973
AT&T Corp. 7.30% due 11/15/2011 (b)	165,000	181,677
AT&T Wireless Services, Inc. 7.875% due 03/01/2011	465,000	499,594
AT&T, Inc.
4.95% due 01/15/2013	450,000	480,096
5.30% due 11/15/2010	175,000	181,920
5.80% due 02/15/2019	6,495,000	6,923,417
6.70% due 11/15/2013	230,000	259,497
British Sky Broadcasting Group PLC
6.10% due 02/15/2018 (f)	3,390,000	3,591,156
9.50% due 11/15/2018 (f)	590,000	756,400
British Telecommunications PLC 5.15% due 01/15/2013	725,000	756,020
Broadview Networks Holdings, Inc. 11.375% due 09/01/2012	450,000	430,875
CC Holdings GS V LLC 7.75% due 05/01/2017 (f)	900,000	958,500
Cellco Partnership / Verizon Wireless Capital LLC
3.75% due 05/20/2011	300,000	309,350
5.55% due 02/01/2014	2,715,000	2,946,530
7.375% due 11/15/2013	470,000	539,873
8.50% due 11/15/2018	760,000	942,690
Cequel Communications Holdings I LLC 8.625% due 11/15/2017 (f)	425,000	429,250
Charter Communications, Inc. 10.875% due 09/15/2014 (f)	400,000	448,000
Cincinnati Bell, Inc. 7.00% due 02/15/2015	475,000	469,062
Cisco Systems, Inc. 5.25% due 02/22/2011	200,000	209,865
Clearwire Communications LLC
12.00% due 12/01/2015 (f)	225,000	228,375
12.00% due 12/01/2015 (f)	1,300,000	1,319,500
Comcast Cable Communications, Inc. 6.75% due 01/30/2011	225,000	237,458
Comcast Corp. 5.70% due 05/15/2018	2,115,000	2,223,394
COX Communications, Inc.
6.25% due 06/01/2018 (f)	$1,600,000	$1,703,018
7.125% due 10/01/2012	199,000	221,056
7.875% due 09/15/2010 (f)	250,000	259,837
8.375% due 03/01/2039 (f)	1,715,000	2,135,482
Cricket Communications, Inc.
7.75% due 05/15/2016	400,000	399,000
9.375% due 11/01/2014	425,000	427,125
10.00% due 07/15/2015	300,000	304,125
Crown Castle International Corp. 9.00% due 01/15/2015	1,600,000	1,704,000
CSC Holdings, Inc.
7.625% due 07/15/2018	350,000	360,500
8.50% due 04/15/2014 (f)	975,000	1,038,375
8.625% due 02/15/2019 (f)	225,000	242,156
CW Media Holdings, Inc., PIK 13.50% due 08/15/2015 (f)	135,539	142,655
Digicel Group, Ltd.
8.25% due 09/01/2017 (f)	450,000	438,750
8.875% due 01/15/2015 (f)	625,000	606,250
12.00% due 04/01/2014 (f)	150,000	166,500
DirecTV Holdings LLC
5.875% due 10/01/2019 (f)	1,815,000	1,846,029
6.375% due 06/15/2015	275,000	285,656
7.625% due 05/15/2016	325,000	355,062
Discovery Communications LLC 5.625% due 08/15/2019	575,000	593,704
EchoStar DBS Corp.
6.625% due 10/01/2014	900,000	907,875
7.75% due 05/31/2015	125,000	130,937
France Telecom SA 7.75% due 03/01/2011	635,000	680,574
Frontier Communications Corp. 8.25% due 05/01/2014	700,000	729,750
GCI, Inc. 7.25% due 02/15/2014	475,000	470,844
GeoEye, Inc. 9.625% due 10/01/2015 (f)	175,000	180,031
Grupo Televisa SA 6.625% due 01/15/2040 (f)	1,865,000	1,844,345
Historic TW, Inc. 6.875% due 06/15/2018	2,185,000	2,409,972
Hughes Network Systems LLC
9.50% due 04/15/2014	350,000	357,875
9.50% due 04/15/2014	175,000	180,687
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016 (f)	400,000	433,000
11.25% due 02/04/2017 (f)	875,000	877,187
Intelsat Bermuda, Ltd., PIK 11.50% due 02/04/2017 (f)	504,687	495,855
Intelsat Corp. 9.25% due 06/15/2016	625,000	645,312
Intelsat Subsidiary Holding Company, Ltd. 8.875% due 01/15/2015 (f)	325,000	334,750
Interpublic Group of Companies, Inc. 10.00% due 07/15/2017	400,000	444,000
iPCS, Inc., PIK 3.5306% due 05/01/2014 (b)	617,638	524,992

The accompanying notes are an integral part of the financial statements.

82

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Kabel Deutschland GmbH 10.625% due 07/01/2014	$375,000	$391,875
Lamar Media Corp.
6.625% due 08/15/2015	525,000	509,250
9.75% due 04/01/2014	325,000	358,719
Lamar Media Corp., Series C 6.625% due 08/15/2015	300,000	288,000
Level 3 Financing, Inc. 9.25% due 11/01/2014	575,000	543,375
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	1,100,000	1,113,750
9.25% due 11/01/2014	525,000	531,562
Motorola, Inc. 8.00% due 11/01/2011	375,000	401,058
NetFlix, Inc. 8.50% due 11/15/2017 (f)	250,000	259,375
News America, Inc.
6.15% due 03/01/2037	3,950,000	3,929,808
6.40% due 12/15/2035	450,000	462,078
7.85% due 03/01/2039	190,000	222,248
Nexstar Broadcasting, Inc., PIK 7.00% due 01/15/2014 (f)	336,469	252,772
Nexstar Finance Holdings LLC 11.375% due 04/01/2013	207,734	157,099
Nextel Communications, Inc. 6.875% due 10/31/2013	775,000	751,750
Nextel Communications, Inc., Series D 7.375% due 08/01/2015	300,000	291,750
Nielsen Finance LLC
zero coupon, Step up to 12.50% on 08/01/2011 due 08/01/2016	450,000	410,625
10.00% due 08/01/2014	250,000	260,625
11.50% due 05/01/2016	225,000	251,437
11.625% due 02/01/2014	1,000,000	1,123,750
NII Capital Corp. 10.00% due 08/15/2016 (f)	1,075,000	1,126,063
Nokia OYJ 5.375% due 05/15/2019	65,000	66,361
Nordic Telephone Company Holdings 8.875% due 05/01/2016 (f)	875,000	925,313
Omnicom Group, Inc. 6.25% due 07/15/2019	945,000	1,019,512
Paetec Holding Corp.
8.875% due 06/30/2017	575,000	582,188
9.50% due 07/15/2015	450,000	433,125
Qwest Communications International, Inc., Series B 7.50% due 02/15/2014	825,000	828,094
Qwest Corp.
3.5036% due 06/15/2013 (b)	125,000	120,313
7.50% due 10/01/2014	175,000	181,781
8.375% due 05/01/2016	550,000	589,875
8.875% due 03/15/2012	275,000	295,625
Rogers Cable, Inc.
5.50% due 03/15/2014	140,000	150,014
6.25% due 06/15/2013	450,000	492,952
Rogers Communications, Inc.
6.80% due 08/15/2018	900,000	1,007,931
7.50% due 03/15/2015	160,000	186,879
Rogers Wireless, Inc. 6.375% due 03/01/2014	$405,000	$448,414
SBA Communications Corp.
1.875% due 05/01/2013	209,000	214,486
4.00% due 10/01/2014 (f)	423,000	555,188
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)	150,000	156,750
8.25% due 08/15/2019 (f)	125,000	132,500
SBC Communications, Inc. 6.45% due 06/15/2034	385,000	392,570
Sinclair Broadcast Group, Inc. 8.00% due 03/15/2012	725,000	708,688
Sinclair Television Group, Inc. 9.25% due 11/01/2017 (f)	300,000	312,000
Sirius XM Radio, Inc.
7.00% due 12/01/2014	625,000	505,469
9.625% due 08/01/2013	375,000	373,125
9.75% due 09/01/2015 (f)	175,000	184,188
13.00% due 08/01/2014	1,400,000	1,520,750
Sprint Capital Corp.
6.875% due 11/15/2028	700,000	581,875
7.625% due 01/30/2011	350,000	358,313
8.375% due 03/15/2012	475,000	491,625
8.75% due 03/15/2032	450,000	424,125
Sprint Nextel Corp.
0.6506% due 06/28/2010 (b)	145,000	142,712
8.375% due 08/15/2017	1,625,000	1,657,500
TCM Sub LLC 3.55% due 01/15/2015 (f)	2,865,000	2,806,428
Telecom Italia Capital SA
4.00% due 01/15/2010	355,000	355,273
5.25% due 11/15/2013	1,180,000	1,241,113
6.175% due 06/18/2014	885,000	959,245
Telefonica Emisiones SAU
5.855% due 02/04/2013	50,000	54,023
5.877% due 07/15/2019	440,000	471,605
5.984% due 06/20/2011	180,000	190,377
6.221% due 07/03/2017	305,000	336,174
Telesat Canada
11.00% due 11/01/2015	925,000	1,003,625
12.50% due 11/01/2017	375,000	412,500
Terremark Worldwide, Inc. 12.00% due 06/15/2017 (f)	325,000	359,125
Thomson Reuters Corp.
4.70% due 10/15/2019	70,000	68,955
5.95% due 07/15/2013	200,000	218,942
6.50% due 07/15/2018	1,220,000	1,378,900
Time Warner Cable, Inc.
3.50% due 02/01/2015	4,240,000	4,188,887
5.40% due 07/02/2012	825,000	881,454
7.30% due 07/01/2038	1,200,000	1,330,342
7.50% due 04/01/2014	45,000	51,848
8.25% due 02/14/2014	690,000	806,434
8.25% due 04/01/2019	100,000	119,109
Time Warner, Inc.
5.50% due 11/15/2011	300,000	318,503
7.70% due 05/01/2032	455,000	534,322
TL Acquisitions, Inc. 13.25% due 07/15/2015 (f)	625,000	607,031

The accompanying notes are an integral part of the financial statements.

83

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Univision Communications, Inc. 12.00% due 07/01/2014 (f)		$400,000	$440,500
Univision Communications, Inc., PIK 9.75% due 03/15/2015 (f)		1,947,125	1,706,168
Valor Telecommunications Enterprise LLC 7.75% due 02/15/2015		200,000	206,000
Verizon Communications, Inc.
6.90% due 04/15/2038		280,000	310,336
8.75% due 11/01/2018		570,000	711,941
Verizon Global Funding Corp.
6.875% due 06/15/2012		50,000	55,356
7.25% due 12/01/2010		95,000	100,394
7.75% due 12/01/2030		320,000	375,929
Verizon Virginia, Inc., Series A 4.625% due 03/15/2013		900,000	934,614
Viasat, Inc. 8.875% due 09/15/2016 (f)		175,000	180,250
Videotron Ltee
6.375% due 12/15/2015		150,000	146,625
6.875% due 01/15/2014		485,000	487,425
9.125% due 04/15/2018 (f)		150,000	165,000
9.125% due 04/15/2018		75,000	82,500
Vivendi SA 5.75% due 04/04/2013 (f)		435,000	457,336
Vodafone Group PLC 5.625% due 02/27/2017		275,000	292,096
West Corp. 9.50% due 10/15/2014 (f)		450,000	456,750
Wind Acquisition Finance SA 12.00% due 12/01/2015 (f)		725,000	775,750
Wind Acquisition Holdings Finance SpA
11.75% due 07/15/2017 (f)		975,000	1,065,188
12.25% due 07/15/2017 (f)		125,000	123,125
Windstream Corp.
8.125% due 08/01/2013		125,000	129,688
8.625% due 08/01/2016		700,000	712,250
WPP Finance UK 8.00% due 09/15/2014		80,000	90,981
XM Satellite Radio, Inc. 11.25% due 06/15/2013 (f)		275,000	295,625

			118,736,412

Consumer, Cyclical - 2.56%
ACE Hardware Corp. 9.125% due 06/01/2016 (f)		1,175,000	1,244,031
Affinia Group, Inc.
9.00% due 11/30/2014		125,000	121,250
10.75% due 08/15/2016 (f)		150,000	162,562
Allison Transmission, Inc., PIK 11.25% due 11/01/2015 (f)		689,500	720,527
AMC Entertainment, Inc. 8.75% due 06/01/2019		550,000	561,000
American Airlines Pass Through Trust, Series 01-2 7.858% due 04/01/2013		500,000	500,000
American Axle & Manufacturing Holdings, Inc. 9.25% due 01/15/2017 (f)		50,000	50,750
American Axle & Manufacturing, Inc. 7.875% due 03/01/2017		825,000	697,125
AmeriGas Partners LP
7.125% due 05/20/2016		$25,000	$25,000
7.25% due 05/20/2015		825,000	825,000
Ameristar Casinos, Inc. 9.25% due 06/01/2014 (f)		500,000	518,750
AMR Corp. 6.25% due 10/15/2014		245,000	253,881
Burlington Coat Factory Warehouse Corp. 11.125% due 04/15/2014		625,000	645,312
Cinemark USA, Inc. 8.625% due 06/15/2019 (f)		350,000	364,000
Cirsa Finance Luxembourg SA 8.75% due 05/15/2014 (f)	EUR	50,000	68,273
Continental Airlines, Inc. 9.00% due 07/08/2016		$1,670,000	1,770,200
Continental Airlines, Inc., Series A 7.25% due 11/10/2019		565,000	574,887
Continental Airlines, Inc., Series B 9.25% due 05/10/2017		100,000	101,500
Cooper-Standard Automotive, Inc. 8.375% due 12/15/2014 ^		250,000	63,750
Costco Wholesale Corp. 5.30% due 03/15/2012		175,000	188,784
Couche-Tard US LP 7.50% due 12/15/2013		650,000	661,375
CVS Caremark Corp. 1.7559% due 09/10/2010 (b)		540,000	544,629
DaimlerChrysler N.A. Holding Corp. 6.50% due 11/15/2013		1,610,000	1,764,938
Delta Air Lines Inc, Series A 7.75% due 12/17/2019		735,000	749,700
Delta Air Lines, Inc.
6.821% due 02/10/2024		113,796	108,675
9.50% due 09/15/2014 (f)		500,000	519,375
12.25% due 03/15/2015 (f)		850,000	850,000
Delta Air Lines, Inc., Series 00A2 7.57% due 05/18/2012		675,000	684,281
Dollar General Corp., PIK 11.875% due 07/15/2017		567,000	654,885
Easton-Bell Sports, Inc. 9.75% due 12/01/2016 (f)		100,000	103,625
Federated Retail Holdings, Inc. 5.35% due 03/15/2012		285,000	291,056
Ferrellgas Escrow LLC 6.75% due 05/01/2014		275,000	270,875
Gaylord Entertainment Company 6.75% due 11/15/2014		500,000	465,000
General Motors Corp.
6.75% due 05/01/2028 ^		1,000,000	255,000
8.25% due 07/15/2023 ^		1,000,000	265,000
Goodman Global, Inc. 13.50% due 02/15/2016		325,000	359,531
Goodyear Tire & Rubber Company 10.50% due 05/15/2016		1,475,000	1,629,875
Hanesbrands, Inc. 8.00% due 12/15/2016		225,000	229,219
Hanesbrands, Inc., Series B 3.8308% due 12/15/2014 (b)		75,000	70,969

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Harrah’s Operating Company, Inc.
10.00% due 12/15/2015 (f)		$150,000	$122,250
10.00% due 12/15/2018 (f)		700,000	561,750
11.25% due 06/01/2017 (f)		475,000	496,969
Harrahs Operating Escrow LLC 11.25% due 06/01/2017 (f)		675,000	706,219
Home Depot, Inc.
5.20% due 03/01/2011		165,000	171,218
5.40% due 03/01/2016		1,135,000	1,188,186
HSN, Inc. 11.25% due 08/01/2016		150,000	168,375
Hyatt Hotels Corp. 5.75% due 08/15/2015 (f)		600,000	603,596
Inergy LP/Inergy Finance Corp. 8.75% due 03/01/2015		450,000	462,375
INVISTA 9.25% due 05/01/2012 (f)		325,000	329,875
Isle of Capri Casinos, Inc. 7.00% due 03/01/2014		560,000	498,400
JC Penney Company, Inc. 9.00% due 08/01/2012		370,000	417,175
K Hovnanian Enterprises, Inc. 10.625% due 10/15/2016 (f)		400,000	418,000
Lennar Corp., Series B
5.60% due 05/31/2015		65,000	59,556
5.95% due 10/17/2011		25,000	25,188
Leslie’s Poolmart 7.75% due 02/01/2013		275,000	276,375
Levi Strauss & Company
8.625% due 04/01/2013	EUR	300,000	430,065
8.875% due 04/01/2016		$125,000	130,781
Limited Brands, Inc.
6.90% due 07/15/2017		25,000	24,969
8.50% due 06/15/2019 (f)		350,000	380,625
Lions Gate Entertainment, Inc. 10.25% due 11/01/2016 (f)		400,000	396,500
Little Traverse Bay Bands of Odawa Indians 10.25% due 02/15/2014 ^ (f)		50,000	12,500
McDonald’s Corp.
5.30% due 03/15/2017		205,000	217,586
5.70% due 02/01/2039		175,000	178,504
MDC Holdings, Inc., MTN 5.375% due 12/15/2014 (f)		55,000	54,587
MGM Mirage, Inc.
6.75% due 09/01/2012		450,000	401,625
10.375% due 05/15/2014 (f)		250,000	271,250
11.125% due 11/15/2017 (f)		600,000	664,500
11.375% due 03/01/2018 (f)		850,000	760,750
13.00% due 11/15/2013		125,000	143,438
Michaels Stores, Inc.
zero coupon due 11/01/2016		675,000	556,875
11.375% due 11/01/2016		275,000	289,438
Mobile Services Group, Inc. 9.75% due 08/01/2014		550,000	572,000
Neiman Marcus Group, Inc. 10.375% due 10/15/2015		675,000	661,500
Nordstrom, Inc. 6.75% due 06/01/2014		100,000	111,680
NVR, Inc. 5.00% due 06/15/2010		$100,000	$100,918
O’Charleys, Inc. 9.00% due 11/01/2013		225,000	222,188
OSI Restaurant Partners, Inc. 10.00% due 06/15/2015		250,000	220,625
Penn National Gaming, Inc.
6.75% due 03/01/2015		75,000	72,469
8.75% due 08/15/2019 (f)		250,000	255,625
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015		500,000	460,000
8.625% due 08/01/2017 (f)		600,000	612,000
Pulte Homes, Inc. 5.20% due 02/15/2015		75,000	69,938
QVC, Inc. 7.50% due 10/01/2019 (f)		400,000	408,000
Rite Aid Corp.
9.75% due 06/12/2016		175,000	189,875
10.25% due 10/15/2019 (f)		375,000	395,625
10.375% due 07/15/2016		125,000	132,500
Royal Caribbean Cruises, Ltd. 7.00% due 06/15/2013		100,000	99,750
Sally Holdings LLC
9.25% due 11/15/2014		400,000	415,000
10.50% due 11/15/2016		100,000	107,500
Sealy Mattress Company, PIK 8.25% due 06/15/2014		475,000	475,000
Shingle Springs Tribal Gaming Authority 9.375% due 06/15/2015 (f)		825,000	627,000
Southwest Airlines Company 6.50% due 03/01/2012		160,000	170,251
Speedway Motorsports, Inc.
6.75% due 06/01/2013		180,000	179,100
8.75% due 06/01/2016		200,000	211,000
Standard Pacific Escrow LLC 10.75% due 09/15/2016 (f)		275,000	280,500
Staples, Inc. 9.75% due 01/15/2014		765,000	932,115
Starwood Hotels & Resorts Worldwide, Inc. 7.875% due 10/15/2014		625,000	667,969
Target Corp.
5.875% due 07/15/2016		415,000	456,531
7.50% due 08/15/2010		150,000	156,407
Tenneco Automotive, Inc. 8.625% due 11/15/2014		175,000	176,531
Tenneco, Inc. 8.125% due 11/15/2015		375,000	379,219
The Pantry, Inc. 7.75% due 02/15/2014		575,000	552,000
TJX Companies, Inc. 6.95% due 04/15/2019		50,000	57,792
Toys R Us Property Company LLC 8.50% due 12/01/2017 (f)		325,000	330,688
Travelport LLC 11.875% due 09/01/2016		175,000	185,500
TRW Automotive, Inc. 3.50% due 12/01/2015 (f)		500,000	548,125
United Components, Inc. 9.375% due 06/15/2013		250,000	241,250

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Walgreen Company 4.875% due 08/01/2013	$225,000	$241,615
Wal-Mart Stores, Inc. 4.125% due 02/01/2019	505,000	498,553
Wendy’s/Arby’s Restaurants LLC 10.00% due 07/15/2016	450,000	490,500
Whirlpool Corp. 6.125% due 06/15/2011	135,000	140,308
Wynn Las Vegas LLC
6.625% due 12/01/2014	1,225,000	1,183,656
7.875% due 11/01/2017 (f)	1,225,000	1,240,313

		46,883,206

Consumer, Non-cyclical - 3.80%
Abbott Laboratories 5.125% due 04/01/2019	500,000	522,984
ACCO Brands Corp. 10.625% due 03/15/2015 (f)	150,000	165,000
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	300,000	315,000
10.00% due 07/15/2016 (f)	100,000	105,000
Altria Group, Inc.
8.50% due 11/10/2013	3,615,000	4,177,602
9.25% due 08/06/2019	1,280,000	1,559,844
AmerisourceBergen Corp. 4.875% due 11/15/2019	1,485,000	1,466,069
Amgen, Inc. 6.40% due 02/01/2039	195,000	213,967
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/2014 (f)	630,000	667,016
5.375% due 01/15/2020 (f)	3,815,000	3,892,288
7.20% due 01/15/2014	1,220,000	1,383,676
Aramark Corp.
3.7806% due 02/01/2015 (b)	300,000	274,500
5.00% due 06/01/2012	400,000	384,000
Avis Budget Car Rental LLC 7.625% due 05/15/2014	250,000	237,500
B&G Foods, Inc.
8.00% due 10/01/2011	475,000	483,312
12.00% due 10/30/2016	26,600	82,460
BAT International Finance PLC 8.125% due 11/15/2013 (f)	1,155,000	1,335,181
Bausch & Lomb, Inc. 9.875% due 11/01/2015	250,000	263,750
Biomet, Inc. 11.625% due 10/15/2017	1,250,000	1,381,250
Boston Scientific Corp.
4.50% due 01/15/2015	830,000	831,694
6.00% due 06/15/2011	150,000	156,750
Bottling Group LLC 6.95% due 03/15/2014	225,000	258,887
Bunge, Ltd. 5.90% due 04/01/2017	870,000	861,225
Bunge, Ltd. Finance Corp. 8.50% due 06/15/2019	945,000	1,077,212
Cargill, Inc.
5.60% due 09/15/2012 (f)	300,000	322,700
7.35% due 03/06/2019 (f)	250,000	287,984
Centene Corp. 7.25% due 04/01/2014	$450,000	$445,500
Coca-Cola Amatil, Ltd. 3.25% due 11/02/2014 (f)	1,110,000	1,095,809
Coca-Cola Company
4.875% due 03/15/2019	445,000	463,545
5.00% due 11/15/2012	590,000	623,401
Coca-Cola Enterprises, Inc. 4.25% due 03/01/2015	1,020,000	1,071,424
Commercial Vehicles Group, Inc. 11.00% due 02/15/2013 (f)	323,000	273,147
Community Health Systems, Inc. 8.875% due 07/15/2015	1,000,000	1,035,000
Constellation Brands, Inc. 8.375% due 12/15/2014	25,000	26,625
Cott Beverages, Inc. 8.375% due 11/15/2017 (f)	125,000	129,062
DaVita, Inc. 7.25% due 03/15/2015	825,000	827,062
Delhaize Group 6.50% due 06/15/2017	285,000	309,519
Deluxe Corp. 7.375% due 06/01/2015	650,000	626,437
Dole Food Company, Inc. 13.875% due 03/15/2014 (f)	244,000	293,410
Dr. Pepper Snapple Group, Inc. 2.35% due 12/21/2012	830,000	830,884
Education Management Corp.
8.75% due 06/01/2014	325,000	335,562
10.25% due 06/01/2016	56,000	59,920
Eli Lilly & Company
4.20% due 03/06/2014	170,000	178,325
5.55% due 03/15/2037	205,000	212,561
ERAC USA Finance Company 5.60% due 05/01/2015 (f)	205,000	208,951
Express Scripts, Inc.
5.25% due 06/15/2012	475,000	504,735
6.25% due 06/15/2014	2,435,000	2,656,902
FMC Finance III SA 6.875% due 07/15/2017	125,000	124,062
FTI Consulting, Inc.
7.625% due 06/15/2013	350,000	354,813
7.75% due 10/01/2016	675,000	683,438
Genentech, Inc.
4.40% due 07/15/2010	360,000	367,410
4.75% due 07/15/2015	140,000	149,838
General Mills, Inc.
5.25% due 08/15/2013	390,000	420,748
5.65% due 02/15/2019	185,000	196,202
General Mills, Inc., Series MTN 11.973% due 10/15/2010	280,000	303,065
Great Atlantic & Pacific Tea Company 11.375% due 08/01/2015 (f)	600,000	631,500
H&E Equipment Services, Inc. 8.375% due 07/15/2016	625,000	625,781
HCA, Inc.
8.50% due 04/15/2019 (f)	200,000	215,500
9.25% due 11/15/2016	1,350,000	1,449,563

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
HCA, Inc., PIK 9.625% due 11/15/2016	$1,184,000	$1,281,680
Health Management Associates, Inc.
3.70% due 08/16/2020	735,343	683,961
6.125% due 04/15/2016	1,025,000	960,938
Healthsouth Corp. 10.75% due 06/15/2016	450,000	489,375
Hertz Corp. 10.50% due 01/01/2016	625,000	667,188
Highmark, Inc. 6.80% due 08/15/2013 (f)	185,000	193,563
Ingles Markets, Inc. 8.875% due 05/15/2017	500,000	520,000
iPayment, Inc. 9.75% due 05/15/2014	500,000	415,625
JBS SA 9.375% due 02/07/2011	100,000	103,250
JBS USA LLC 11.625% due 05/01/2014	325,000	368,063
Kellogg Company 4.25% due 03/06/2013	770,000	807,195
Kroger Company
3.90% due 10/01/2015	1,020,000	1,025,567
7.50% due 01/15/2014	142,000	162,063
Mac-Gray Corp. 7.625% due 08/15/2015	525,000	509,906
McCormick & Company, Inc. 5.80% due 07/15/2011	120,000	127,027
Mead Johnson Nutrition Company 4.90% due 11/01/2019 (f)	1,105,000	1,095,595
Medtronic, Inc., Series B
4.375% due 09/15/2010	125,000	128,324
4.75% due 09/15/2015	360,000	388,639
Novant Health, Inc., Series 09-A 5.85% due 11/01/2019	1,445,000	1,414,291
Novasep Holding SAS 9.75% due 12/15/2019 (f)	525,000	511,875
PepsiCo, Inc. 4.65% due 02/15/2013	295,000	315,109
Psychiatric Solutions, Inc. 7.75% due 07/15/2015	275,000	266,063
Regal Cinemas Corp. 8.625% due 07/15/2019	425,000	442,000
Reynolds American, Inc. 7.25% due 06/01/2013	1,240,000	1,352,870
Roche Holdings, Inc. 5.00% due 03/01/2014 (f)	245,000	262,110
RSC Equipment Rental, Inc. 10.00% due 07/15/2017 (f)	450,000	489,375
SABMiller PLC 6.20% due 07/01/2011 (f)	375,000	396,863
Safeway, Inc. 6.25% due 03/15/2014	110,000	120,809
Sunstate Equipment Company LLC 10.50% due 04/01/2013 (f)	475,000	382,375
Supervalu, Inc. 8.00% due 05/01/2016	475,000	482,125
Symbion, Inc., PIK 11.00% due 08/23/2015	516,309	389,813
Sysco Corp.
5.25% due 02/12/2018	$115,000	$120,072
5.375% due 03/17/2019	50,000	53,099
Talecris Biotherapeutics Holdings Corp. 7.75% due 11/15/2016 (f)	575,000	583,625
Tenet Healthcare Corp.
6.50% due 06/01/2012	225,000	222,347
9.875% due 07/01/2014	750,000	789,375
Teva Pharmaceutical Finance LLC 5.55% due 02/01/2016	365,000	385,284
Ticketmaster Entertainment, Inc. 10.75% due 08/01/2016	625,000	673,438
Tyson Foods, Inc. 10.50% due 03/01/2014	750,000	856,875
U.S. Oncology Holdings, Inc. 9.125% due 08/15/2017	400,000	420,000
U.S. Oncology Holdings, Inc., PIK 6.4275% due 03/15/2012	419,000	391,765
United Rental North America, Inc. 10.875% due 06/15/2016	950,000	1,033,125
United Surgical Partners International, Inc. 8.875% due 05/01/2017	860,000	885,800
Universal Hospital Services, Inc. 3.8594% due 06/01/2015 (b)	515,000	433,888
Universal Hospital Services, Inc., PIK 8.50% due 06/01/2015	100,000	98,500
US Foodservice 10.25% due 06/30/2015 (f)	525,000	519,750
US Oncology, Inc., PIK 10.75% due 08/15/2014	200,000	210,000
Valassis Communications, Inc. 8.25% due 03/01/2015	250,000	249,375
Valeant Pharmaceuticals 8.375% due 06/15/2016 (f)	250,000	257,500
Vanguard Health Holding Company II LLC 9.00% due 10/01/2014	500,000	518,125
Watson Pharmaceuticals, Inc. 6.125% due 08/15/2019	280,000	288,902
WellPoint, Inc.
5.00% due 01/15/2011	415,000	429,094
6.00% due 02/15/2014	280,000	303,657
Wyeth 5.95% due 04/01/2037	2,045,000	2,132,481
Yankee Acquisition Corp., Series B 8.50% due 02/15/2015	575,000	570,688

		69,616,954

Diversified - 0.06%
JSG Funding PLC 7.75% due 04/01/2015	250,000	240,313
Reynolds Group DL Escrow, Inc. 7.75% due 10/15/2016 (f)	850,000	869,125

		1,109,438
Energy - 3.98%
Antero Resources Finance Corp. 9.375% due 12/01/2017 (f)	475,000	484,500
Aquilex Holdings LLC/Aquilex Finance Corp. 11.125% due 12/15/2016 (f)	275,000	274,312

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Arch Coal, Inc. 8.75% due 08/01/2016 (f)	$400,000	$423,000
Arch Western Finance LLC 6.75% due 07/01/2013	100,000	99,250
Berry Petroleum Company 10.25% due 06/01/2014	375,000	407,812
Bill Barrett Corp.
5.00% due 03/15/2028	302,000	290,675
9.875% due 07/15/2016	425,000	452,625
Boardwalk Pipelines LLC 5.50% due 02/01/2017	320,000	317,992
Boardwalk Pipelines LP 5.75% due 09/15/2019	415,000	409,194
Buckeye Partners LP
5.50% due 08/15/2019	465,000	463,600
6.05% due 01/15/2018	145,000	150,211
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013	275,000	292,682
6.25% due 03/15/2038	475,000	491,595
6.45% due 06/30/2033	65,000	67,728
Chesapeake Energy Corp. 9.50% due 02/15/2015	1,300,000	1,426,750
Chevron Corp.
3.45% due 03/03/2012	575,000	597,608
4.95% due 03/03/2019	365,000	384,479
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	100,000	99,250
7.75% due 05/15/2017	1,750,000	1,736,875
Complete Production Services, Inc. 8.00% due 12/15/2016	1,450,000	1,430,062
Concho Resources, Inc. 8.625% due 10/01/2017	500,000	525,000
Connacher Oil and Gas, Ltd. 10.25% due 12/15/2015 (f)	925,000	846,375
Conoco Funding Company 6.35% due 10/15/2011	75,000	81,597
ConocoPhillips Company
5.30% due 04/15/2012	480,000	514,485
5.75% due 02/01/2019	530,000	580,110
Continental Resources, Inc. 8.25% due 10/01/2019 (f)	175,000	183,750
DCP Midstream LLC 9.70% due 12/01/2013 (f)	740,000	873,570
Denbury Resources, Inc. 9.75% due 03/01/2016	450,000	480,375
Devon Energy Corp. 5.625% due 01/15/2014	400,000	432,118
Devon Financing Corp.
6.875% due 09/30/2011	540,000	586,610
7.875% due 09/30/2031	405,000	507,429
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015	220,000	232,233
5.15% due 09/01/2014	375,000	399,844
5.70% due 10/15/2039	1,880,000	1,829,898
5.875% due 05/01/2019	200,000	213,047
Dynegy Holdings, Inc.
7.50% due 06/01/2015	400,000	374,000
7.75% due 06/01/2019	1,675,000	1,453,062
El Paso Corp.
8.25% due 02/15/2016	$225,000	$240,188
12.00% due 12/12/2013	1,175,000	1,377,687
El Paso Natural Gas Company 5.95% due 04/15/2017	98,000	100,943
EnCana Corp.
5.90% due 12/01/2017	425,000	457,072
6.50% due 08/15/2034	270,000	289,368
6.50% due 05/15/2019	345,000	385,930
Encore Acquisition Company 9.50% due 05/01/2016	200,000	211,000
Enogex LLC 6.25% due 03/15/2020 (f)	1,500,000	1,467,501
Enterprise Products Operating LLC
5.25% due 01/31/2020	435,000	430,312
5.90% due 04/15/2013	330,000	350,223
7.55% due 04/15/2038	520,000	587,211
9.75% due 01/31/2014	135,000	161,120
Enterprise Products Operating LP 6.30% due 09/15/2017	220,000	236,835
EOG Resources, Inc.
5.875% due 09/15/2017	500,000	544,482
6.125% due 10/01/2013	230,000	253,986
Ferrellgas Partners LP 8.75% due 06/15/2012	825,000	835,313
Forest Oil Corp. 8.50% due 02/15/2014 (f)	100,000	104,500
Foundation PA Coal Company 7.25% due 08/01/2014	450,000	455,625
Gaz Capital for Gazprom 8.625% due 04/28/2034	165,000	181,087
Gaz Capital SA 7.288% due 08/16/2037	140,000	129,150
Gulfstream Natural Gas System LLC 6.95% due 06/01/2016 (f)	130,000	143,668
Hercules Offshore LLC 10.50% due 10/15/2017 (f)	350,000	369,250
Hess Corp.
6.00% due 01/15/2040	2,325,000	2,302,324
7.875% due 10/01/2029	1,724,000	2,067,686
8.125% due 02/15/2019	290,000	349,728
Hilcorp Energy I LP 7.75% due 11/01/2015 (f)	1,350,000	1,323,000
International Coal Group, Inc. 10.25% due 07/15/2014	200,000	192,250
Kinder Morgan Finance Company 5.70% due 01/05/2016	440,000	422,400
Kinder Morgan, Inc. 6.50% due 09/01/2012	139,000	144,560
Magellan Midstream Partners LP 6.55% due 07/15/2019	355,000	385,357
Marathon Oil Corp.
5.90% due 03/15/2018	580,000	610,934
6.00% due 10/01/2017	240,000	253,872
6.50% due 02/15/2014	265,000	293,133
6.60% due 10/01/2037	80,000	84,864
Mariner Energy, Inc. 11.75% due 06/30/2016	450,000	501,750

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Massey Energy Company 3.25% due 08/01/2015	$313,000	$273,484
Nabors Industries, Inc. 9.25% due 01/15/2019	570,000	698,088
Northwest Pipeline Corp. 5.95% due 04/15/2017	60,000	62,533
Nustar Logistics 7.65% due 04/15/2018	185,000	202,887
OPTI Canada, Inc.
7.875% due 12/15/2014	50,000	41,000
8.25% due 12/15/2014	700,000	576,625
Peabody Energy Corp. 7.375% due 11/01/2016	375,000	386,719
Pemex Project Funding Master Trust
1.5536% due 06/15/2010 (b)(f)	195,000	195,488
5.75% due 03/01/2018	2,645,000	2,674,428
Penn Virginia Corp.
4.50% due 11/15/2012	350,000	331,625
10.375% due 06/15/2016	250,000	272,500
Petrobras International Finance Company
5.75% due 01/20/2020	1,805,000	1,836,203
5.875% due 03/01/2018	280,000	282,355
7.875% due 03/15/2019	181,000	208,659
Petro-Canada 6.80% due 05/15/2038	125,000	137,788
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)	175,000	176,750
9.125% due 07/15/2013	650,000	679,250
10.50% due 08/01/2014	900,000	983,250
Petroleos Mexicanos 8.00% due 05/03/2019	200,000	231,500
Plains All American Pipeline LP
4.25% due 09/01/2012	295,000	304,435
5.75% due 01/15/2020	765,000	765,571
6.50% due 05/01/2018	1,315,000	1,406,244
Plains Exploration & Production Company 7.00% due 03/15/2017	125,000	122,813
Praxair, Inc. 5.20% due 03/15/2017	205,000	214,958
Premcor Refining Group, Inc. 6.75% due 02/01/2011	110,000	113,347
Pride International, Inc. 8.50% due 06/15/2019	200,000	231,000
Quicksilver Resources, Inc. 11.75% due 01/01/2016	525,000	595,875
Rowan Companies, Inc. 7.875% due 08/01/2019	360,000	400,533
SandRidge Energy, Inc. 3.9147% due 04/01/2014 (b)	500,000	448,249
SandRidge Energy, Inc., PIK 8.625% due 04/01/2015	1,000,000	1,000,000
SeaRiver Maritime, Inc. 0.00% due 09/01/2012	475,000	440,958
Shell International Finance BV
4.30% due 09/22/2019	1,270,000	1,254,742
6.375% due 12/15/2038	440,000	496,046
Smith International, Inc. 8.625% due 03/15/2014	100,000	115,629
Southeast Supply Header LLC 4.85% due 08/15/2014 (f)	$440,000	$449,262
Southern Natural Gas Company 5.90% due 04/01/2017 (f)	98,000	100,640
Spectra Energy Capital LLC 5.65% due 03/01/2020	520,000	524,759
Statoil ASA 2.90% due 10/15/2014	2,125,000	2,116,211
Sunoco, Inc.
4.875% due 10/15/2014	25,000	25,194
5.75% due 01/15/2017	1,710,000	1,728,854
9.625% due 04/15/2015	885,000	1,053,231
Swift Energy Company 8.875% due 01/15/2020	675,000	691,875
Texas Gas Transmission LLC 5.50% due 04/01/2013 (f)	1,220,000	1,282,901
Total Capital SA 4.25% due 12/15/2021	3,800,000	3,698,156
TransCanada Pipelines, Ltd. 7.125% due 01/15/2019	205,000	239,690
Valero Energy Corp.
6.125% due 06/15/2017	520,000	532,185
9.375% due 03/15/2019	150,000	178,410
Weatherford International, Ltd. 9.625% due 03/01/2019	305,000	380,244
Williams Companies, Inc.
7.75% due 06/15/2031	50,000	54,831
8.125% due 03/15/2012	630,000	688,882
8.75% due 01/15/2020	385,000	459,294
Woodside Finance, Ltd. 4.50% due 11/10/2014 (f)	750,000	756,687
XTO Energy, Inc.
4.625% due 06/15/2013	570,000	606,011
5.65% due 04/01/2016	435,000	475,425
YPF SA, MTN 10.00% due 11/02/2028	195,000	198,900

		73,061,186

Financial - 12.52%
AAC Group Holding Corp. 10.25% due 10/01/2012 (f)	125,000	125,312
ACE INA Holdings, Inc.
5.70% due 02/15/2017	255,000	270,628
5.90% due 06/15/2019	145,000	155,996
Aflac, Inc.
6.90% due 12/17/2039	1,325,000	1,305,340
8.50% due 05/15/2019	1,865,000	2,148,461
AMB Property LP 6.625% due 12/01/2019	1,825,000	1,790,013
American Express Centurion Bank 5.55% due 10/17/2012	115,000	122,984
American Express Company 7.25% due 05/20/2014	435,000	490,841
American Express Credit Corp. 5.125% due 08/25/2014	690,000	727,076
American Express Credit Corp., MTN 5.875% due 05/02/2013	4,625,000	4,963,360
American Express Credit Corp., Series C 7.30% due 08/20/2013	310,000	348,403

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
American General Finance Corp. 6.90% due 12/15/2017	$1,250,000	$867,942
Ameriprise Financial, Inc. 7.30% due 06/28/2019	530,000	589,392
AvalonBay Communities, Inc., MTN
4.95% due 03/15/2013	55,000	55,783
6.10% due 03/15/2020	1,065,000	1,087,533
6.125% due 11/01/2012	92,000	97,622
6.625% due 09/15/2011	112,000	118,505
BAC Capital Trust VI 5.625% due 03/08/2035	1,238,000	990,953
Bank of America Corp.
4.375% due 12/01/2010	200,000	206,472
5.65% due 05/01/2018	12,770,000	12,969,365
5.75% due 08/15/2016	205,000	206,338
6.50% due 08/01/2016	875,000	940,907
7.375% due 05/15/2014	4,400,000	4,992,742
7.40% due 01/15/2011	50,000	52,926
Bank One Corp.
5.25% due 01/30/2013	180,000	190,883
5.90% due 11/15/2011	50,000	53,365
7.875% due 08/01/2010	500,000	521,295
Barclays Bank PLC
5.20% due 07/10/2014	510,000	540,604
6.75% due 05/22/2019	380,000	423,864
BB&T Capital Trust II 6.75% due 06/07/2036	190,000	181,211
BB&T Corp. 5.70% due 04/30/2014	1,745,000	1,888,872
Berkshire Hathaway Finance Corp. 4.60% due 05/15/2013	425,000	448,842
BP Capital Markets PLC
1.55% due 08/11/2011	190,000	191,376
3.125% due 03/10/2012	550,000	566,526
4.75% due 03/10/2019	485,000	495,927
Camden Property Trust 4.375% due 01/15/2010	80,000	80,049
Capital One Capital IV 6.745% due 02/17/2037	425,000	352,750
Capital One Financial Corp. 7.375% due 05/23/2014	320,000	362,314
Caterpillar Financial Services Corp., MTN
4.25% due 02/08/2013	235,000	244,702
5.85% due 09/01/2017	170,000	181,415
CEDC Finance Corp. International, Inc. 9.125% due 12/01/2016 (f)	200,000	206,000
CIT Group, Inc. 7.00% due 05/01/2017	1,575,000	1,366,312
Citigroup, Inc.
5.125% due 02/14/2011	300,000	309,535
5.50% due 08/27/2012	225,000	235,185
5.50% due 04/11/2013	650,000	673,897
5.50% due 10/15/2014	855,000	865,714
5.85% due 07/02/2013	590,000	613,083
6.125% due 05/15/2018	3,755,000	3,775,307
6.50% due 08/19/2013	3,635,000	3,871,977
8.50% due 05/22/2019	950,000	1,097,015
Commonwealth Bank of Australia 3.75% due 10/15/2014 (f)	2,050,000	2,054,986
Countrywide Financial Corp. 4.50% due 06/15/2010	$145,000	$147,421
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010	450,000	462,205
6.125% due 11/15/2011	460,000	496,057
Credit Suisse Guernsey, Ltd. 5.86% due 05/29/2049 (b)	300,000	261,000
Credit Suisse New York
5.30% due 08/13/2019	2,500,000	2,567,437
5.50% due 05/01/2014	3,195,000	3,467,217
Credit Suisse USA, Inc. 5.50% due 08/16/2011	170,000	180,610
Discover Bank 8.70% due 11/18/2019	1,500,000	1,607,031
Discover Financial Services 10.25% due 07/15/2019	445,000	520,369
Duke Realty LP 6.25% due 05/15/2013	245,000	246,403
E*Trade Financial Corp.
7.375% due 09/15/2013	1,250,000	1,164,062
7.875% due 12/01/2015	675,000	628,594
E*Trade Financial Corp., PIK 12.50% due 11/30/2017	1,814,000	2,061,157
ERP Operating LP
3.85% due 08/15/2026	13,000	12,870
5.25% due 09/15/2014	200,000	203,410
Federal Realty Investment Trust 6.00% due 07/15/2012	155,000	161,734
Fifth Third Bancorp
6.25% due 05/01/2013	1,655,000	1,704,013
8.25% due 03/01/2038	150,000	142,618
FMR LLC 5.35% due 11/15/2021 (f)	700,000	668,059
Ford Motor Credit Company LLC
8.125% due 01/15/2020	1,675,000	1,646,021
12.00% due 05/15/2015	475,000	550,823
Fresenius US Finance II, Inc. 9.00% due 07/15/2015 (f)	275,000	302,500
GATX Financial Corp. 5.50% due 02/15/2012	285,000	297,378
General Electric Capital Corp.
4.80% due 05/01/2013	1,575,000	1,646,300
5.625% due 05/01/2018	645,000	660,958
5.875% due 01/14/2038	695,000	643,489
5.90% due 05/13/2014	3,270,000	3,535,105
General Electric Capital Corp., MTN
5.25% due 10/19/2012	450,000	478,900
6.00% due 08/07/2019	6,910,000	7,172,725
General Electric Capital Corp., Series A
3.75% due 11/14/2014	7,500,000	7,486,905
5.875% due 02/15/2012	500,000	535,688
General Electric Capital Corp., Series A, MTN
4.25% due 09/13/2010	695,000	714,556
6.00% due 06/15/2012	680,000	732,977
Genworth Financial, Inc. 8.625% due 12/15/2016	610,000	632,838
GMAC LLC
6.875% due 09/15/2011 (f)	525,000	517,125
8.00% due 11/01/2031	1,700,000	1,530,000

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Goldman Sachs Group, Inc.
3.625% due 08/01/2012	$105,000	$108,182
6.00% due 05/01/2014	340,000	371,881
6.15% due 04/01/2018	3,435,000	3,677,164
6.345% due 02/15/2034	3,601,000	3,371,469
6.60% due 01/15/2012	2,095,000	2,277,556
6.75% due 10/01/2037	550,000	565,338
6.875% due 01/15/2011	700,000	742,298
7.50% due 02/15/2019	5,730,000	6,680,051
HBOS PLC 6.00% due 11/01/2033 (f)	390,000	294,501
Hospitality Properties Trust
5.625% due 03/15/2017	255,000	220,794
7.875% due 08/15/2014	235,000	242,606
Host Marriott LP, Series Q 6.75% due 06/01/2016	650,000	646,750
HSBC Bank USA, Inc. 4.625% due 04/01/2014	100,000	104,389
HSBC Holdings PLC 6.50% due 05/02/2036	170,000	178,300
HUB International Holdings, Inc.
9.00% due 12/15/2014 (f)	575,000	549,125
10.25% due 06/15/2015 (f)	1,025,000	943,000
Hyundai Capital Services, Inc. 6.00% due 05/05/2015 (f)	650,000	678,707
Icahn Enterprises LP
4.00% due 08/15/2013 (b)	858,000	712,140
7.125% due 02/15/2013	625,000	637,500
Independence Community Bank Corp. 2.1097% due 04/01/2014 (b)	15,000	14,356
International Lease Finance Corp., MTN
5.30% due 05/01/2012	480,000	407,720
5.45% due 03/24/2011	635,000	585,235
6.625% due 11/15/2013	695,000	559,465
iPayment Investors LP, PIK 11.625% due 07/15/2014 (b)(f)	471,525	372,505
Janus Capital Group, Inc. 6.95% due 06/15/2017	625,000	589,096
Jefferies Group, Inc.
5.875% due 06/08/2014	176,000	180,741
6.25% due 01/15/2036	245,000	195,239
8.50% due 07/15/2019	175,000	191,298
John Deere Capital Corp. 7.00% due 03/15/2012	80,000	88,747
John Deere Capital Corp., MTN
4.95% due 12/17/2012	1,030,000	1,104,599
5.50% due 04/13/2017	140,000	148,406
JPMorgan Chase & Company
2.125% due 12/26/2012	55,000	55,243
4.65% due 06/01/2014	1,965,000	2,070,008
4.75% due 05/01/2013	1,045,000	1,103,020
6.00% due 01/15/2018	9,790,000	10,524,201
JPMorgan Chase Capital XXVII, Series AA 7.00% due 11/01/2039	5,565,000	5,612,375
JPMorgan Chase Capital XVIII, Series R 6.95% due 08/17/2036	110,000	106,869
JPMorgan Chase Capital XXII, Series V 6.45% due 02/02/2037	245,000	224,845
KAR Holdings, Inc.
8.75% due 05/01/2014	$250,000	$257,813
10.00% due 05/01/2015	1,325,000	1,417,750
Kimco Realty Corp., MTN 4.904% due 02/18/2015	55,000	53,910
Lincoln National Corp. 8.75% due 07/01/2019	250,000	285,651
Mack-Cali Realty LP
5.80% due 01/15/2016	75,000	71,961
7.75% due 08/15/2019	190,000	196,603
Markel Corp. 7.125% due 09/30/2019	2,365,000	2,441,997
MassMutual Global Funding II 3.625% due 07/16/2012 (f)	386,000	396,115
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013	850,000	894,430
7.75% due 05/14/2038	435,000	477,951
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013	210,000	224,733
6.875% due 04/25/2018	805,000	867,338
MetLife, Inc. 6.75% due 06/01/2016	80,000	89,587
Metropolitan Life Global Funding 5.125% due 11/09/2011 (f)	435,000	455,427
Metropolitan Life Global Funding I 5.125% due 06/10/2014 (f)	245,000	259,283
MMAF Equipment Finance LLC 2.37% due 11/15/2013 (f)	2,514,000	2,514,000
Morgan Stanley
4.00% due 01/15/2010	500,000	500,364
4.20% due 11/20/2014	7,120,000	7,124,970
6.00% due 05/13/2014	295,000	317,185
7.30% due 05/13/2019	6,200,000	6,962,166
Morgan Stanley, MTN
5.625% due 01/09/2012	50,000	52,766
6.00% due 04/28/2015	7,035,000	7,493,837
6.625% due 04/01/2018	590,000	637,889
National Gas Company 6.05% due 01/15/2036 (f)	100,000	90,667
National Rural Utilities Cooperative Finance Corp 3.875% due 09/16/2015	1,010,000	1,019,320
Nexstar Finance, Inc. 7.00% due 01/15/2014	111,000	83,389
Nissan Motor Acceptance Corp. 4.625% due 03/08/2010 (f)	100,000	99,959
NLV Financial Corp. 7.50% due 08/15/2033 (f)	265,000	228,360
Northern Trust Company, BKNT 4.60% due 02/01/2013	100,000	104,969
Northern Trust Corp.
4.625% due 05/01/2014	245,000	261,077
5.30% due 08/29/2011	141,000	149,608
5.50% due 08/15/2013	235,000	257,065
Nuveen Investments, Inc. 10.50% due 11/15/2015	650,000	589,875
Nuveen Investments, Inc., Class A 5.50% due 09/15/2015	1,100,000	760,375
Ohio National Financial Services, Inc. 6.35% due 04/01/2013 (f)	15,000	15,105

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
PF Export Receivables Master Trust 6.436% due 06/01/2015 (f)		$39,944	$41,632
Pinnacle Foods Finance LLC
9.25% due 04/01/2015 (f)		225,000	228,375
10.625% due 04/01/2017		200,000	208,000
PNC Funding Corp.
5.625% due 02/01/2017		195,000	193,230
6.70% due 06/10/2019		495,000	553,893
Pricoa Global Funding I 5.45% due 06/11/2014 (f)		650,000	689,677
Principal Financial Group, Inc.
6.05% due 10/15/2036		180,000	162,622
7.875% due 05/15/2014		785,000	866,400
8.875% due 05/15/2019		200,000	230,704
Principal Life Global Funding I 5.25% due 01/15/2013 (f)		160,000	162,881
Principal Life Income Funding Trusts 5.20% due 11/15/2010		35,000	36,157
Prudential Financial, Inc. 6.20% due 01/15/2015		245,000	263,589
Prudential Financial, Inc., MTN 4.75% due 09/17/2015		2,210,000	2,240,973
Queensland Treasury Corp. 6.25% due 06/14/2019	AUD	8,945,000	8,017,345
Realogy Corp. 12.375% due 04/15/2015		$700,000	544,250
Reckson Operating Partnership 6.00% due 03/31/2016		200,000	171,215
Regency Centers LP 5.875% due 06/15/2017		120,000	111,048
Reinsurance Group of America, Inc. 6.45% due 11/15/2019		705,000	702,686
Reliance Intermediate Holdings LP 9.50% due 12/15/2019 (f)		600,000	624,750
RLI Corp. 5.95% due 01/15/2014		15,000	14,719
Simon Property Group LP, REIT
4.60% due 06/15/2010		125,000	126,851
5.30% due 05/30/2013		120,000	123,817
5.75% due 12/01/2015		480,000	489,481
6.75% due 05/15/2014		495,000	527,512
10.35% due 04/01/2019		35,000	43,962
SLM Corp., MTN
5.125% due 08/27/2012		225,000	210,932
8.45% due 06/15/2018		1,075,000	1,060,759
SLM Corp., MTN, Series A 5.375% due 05/15/2014		750,000	691,778
Sun Life Financial Global Funding LP 0.5278% due 10/06/2013 (b)(f)		250,000	234,298
SunTrust Banks, Inc. 7.75% due 05/01/2010		250,000	254,621
Teco Finance, Inc.
6.572% due 11/01/2017		35,000	35,917
7.00% due 05/01/2012		50,000	53,362
The Travelers Companies, Inc. 5.90% due 06/02/2019		375,000	400,518
Transatlantic Holdings, Inc. 5.75% due 12/14/2015		150,000	147,096
UCI Holdco, Inc. 9.25% due 12/15/2013		$703,932	$598,342
United Maritime Group LLC 11.75% due 06/15/2015 (f)		275,000	275,688
Universal City Development Partners, Ltd.
8.875% due 11/15/2015 (f)		375,000	367,031
10.875% due 11/15/2016 (f)		150,000	150,375
UPC Germany GmbH 8.125% due 12/01/2017 (f)		850,000	859,563
US Bancorp 4.20% due 05/15/2014		750,000	778,531
US Bancorp, MTN, Series P 4.50% due 07/29/2010		160,000	163,957
USB Capital XIII Trust 6.625% due 12/15/2039		1,500,000	1,524,510
USI Holdings Corp., PIK 9.75% due 05/15/2015 (f)		225,000	205,031
Vanguard Health Holding Company I LLC 11.25% due 10/01/2015		400,000	421,000
Ventas Realty LP 6.50% due 06/01/2016		465,000	448,725
Ventas Realty LP, Series 1 6.50% due 06/01/2016		225,000	217,125
Visant Corp. 7.625% due 10/01/2012		300,000	301,500
Visant Holding Corp. 10.25% due 12/01/2013		525,000	542,063
Wachovia Corp. 5.75% due 02/01/2018		8,425,000	8,792,060
WEA Finance LLC
6.75% due 09/02/2019 (f)		375,000	402,654
7.50% due 06/02/2014 (f)		455,000	512,009
Wells Fargo & Company
2.125% due 06/15/2012		30,000	30,349
4.20% due 01/15/2010		475,000	475,414
4.875% due 01/12/2011		210,000	217,581
Wells Fargo Bank NA 4.75% due 02/09/2015		260,000	265,120
Westfield Capital Corp., Ltd. 4.375% due 11/15/2010 (f)		265,000	272,288
Westpac Banking Corp. 4.875% due 11/19/2019		3,000,000	2,961,015
Willis North America, Inc. 6.20% due 03/28/2017		195,000	193,308
Xstrata Finance Canada, Ltd. 5.50% due 11/16/2011 (f)		180,000	188,924

			229,622,882

Government - 0.02%
Mubadala Development Company 5.75% due 05/06/2014 (f)		350,000	363,912

Industrial - 2.32%
3M Company, MTN
4.65% due 12/15/2012		610,000	659,773
5.70% due 03/15/2037		225,000	234,807
AGY Holding Corp. 11.00% due 11/15/2014		250,000	204,375
Allied Waste North America, Inc. 7.25% due 03/15/2015		1,000,000	1,045,000

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
American Railcar Industries, Inc.
7.50% due 03/01/2014		$375,000	$350,156
Anixter, Inc.
10.00% due 03/15/2014		375,000	414,375
Associated Materials LLC
9.875% due 11/15/2016 (f)		75,000	79,125
Associated Materials, Inc.
11.25% due 03/01/2014		100,000	96,500
Ball Corp.
7.125% due 09/01/2016		250,000	256,250
7.375% due 09/01/2019		175,000	179,812
BE Aerospace, Inc.
8.50% due 07/01/2018		475,000	503,500
Berry Plastics Escrow LLC
8.25% due 11/15/2015 (f)		550,000	552,750
Beverage Packaging Holdings Luxembourg II SA
9.50% due 06/15/2017 (f)	EUR	700,000	973,380
Bombardier, Inc.
6.30% due 05/01/2014 (f)		$575,000	569,250
6.75% due 05/01/2012 (f)		200,000	206,500
7.45% due 05/01/2034 (f)		275,000	237,875
8.00% due 11/15/2014 (f)		700,000	727,125
Bristow Group, Inc.
7.50% due 09/15/2017		500,000	495,000
BWAY Corp.
10.00% due 04/15/2014 (f)		775,000	819,562
Canadian Pacific Railway Company
7.25% due 05/15/2019		425,000	483,033
Casella Waste Systems, Inc.
9.75% due 02/01/2013		750,000	740,625
Clondalkin Acquisition BV
2.2536% due 12/15/2013 (b)(f)		750,000	662,812
Colt Defense LLC
8.75% due 11/15/2017 (f)		225,000	232,312
Columbus McKinnon Corp.
8.875% due 11/01/2013		560,000	571,900
Cooper US, Inc.
6.10% due 07/01/2017		210,000	229,417
CPM Holdings, Inc.
10.625% due 09/01/2014 (f)		175,000	184,625
CRH America, Inc.
5.30% due 10/15/2013 (f)		140,000	145,905
6.00% due 09/30/2016		240,000	250,671
Crown Americas LLC
7.625% due 05/15/2017 (f)		325,000	337,187
7.75% due 11/15/2015		525,000	543,375
CSX Corp.
5.75% due 03/15/2013		290,000	313,724
Danaher Corp.
5.40% due 03/01/2019		245,000	258,742
Deere & Company
4.375% due 10/16/2019		3,945,000	3,940,104
Dycom Industries, Inc.
8.125% due 10/15/2015		250,000	230,000
Embraer Overseas, Ltd.
6.375% due 01/15/2020		440,000	440,000
Emerson Electric Company
5.25% due 11/15/2039		2,500,000	2,401,602
Esco Corp.
4.1286% due 12/15/2013 (b)(f)		$175,000	$159,469
8.625% due 12/15/2013 (f)		600,000	597,000
Flextronics International, Ltd.
6.25% due 11/15/2014		68,000	66,980
GenCorp, Inc.
9.50% due 08/15/2013		300,000	300,750
General Dynamics Corp.
1.80% due 07/15/2011		225,000	227,504
4.50% due 08/15/2010		315,000	323,130
Goodrich Corp.
4.875% due 03/01/2020		1,670,000	1,651,854
Graham Packaging Company LP
9.875% due 10/15/2014		700,000	714,000
Graphic Packaging International Corp.
9.50% due 08/15/2013		75,000	77,437
Graphic Packaging International, Inc.
9.50% due 06/15/2017		500,000	530,000
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012		100,000	103,750
Hawk Corp.
8.75% due 11/01/2014		300,000	299,625
Holcim US Finance Sarl & Cie SCS
6.00% due 12/30/2019 (f)		1,745,000	1,816,355
Honeywell International, Inc.
4.25% due 03/01/2013		275,000	288,705
5.30% due 03/01/2018		1,255,000	1,323,686
Kansas City Southern Railway Company
13.00% due 12/15/2013		150,000	174,000
Koppers, Inc.
7.875% due 12/01/2019 (f)		150,000	151,500
L-3 Communications Corp., Series B
6.375% due 10/15/2015		200,000	200,750
Lafarge SA
6.15% due 07/15/2011		130,000	135,471
Lockheed Martin Corp.
4.121% due 03/14/2013		480,000	501,495
Manitowoc, Inc.
7.125% due 11/01/2013		500,000	470,000
Metals USA, Inc.
11.125% due 12/01/2015		325,000	328,656
Northrop Grumman Corp.
7.125% due 02/15/2011		640,000	677,489
Obrascon Huarte Lain SA
6.25% due 05/18/2012	EUR	550,000	752,972
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)		$600,000	615,750
10.625% due 08/15/2019 (f)		200,000	220,500
RBS Global, Inc.
9.50% due 08/01/2014		325,000	325,813
Republic Services, Inc.
5.50% due 09/15/2019 (f)		690,000	700,662
Roper Industries, Inc.
6.25% due 09/01/2019		690,000	718,334
Silgan Holdings, Inc.
6.75% due 11/15/2013		375,000	378,750
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017 ^		500,000	440,625

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
Spirit Aerosystems, Inc.
7.50% due 10/01/2017 (f)	$150,000	$147,750
Terex Corp.
8.00% due 11/15/2017	175,000	168,438
10.875% due 06/01/2016	25,000	27,875
Texas Industries, Inc.
7.25% due 07/15/2013	500,000	491,250
7.25% due 07/15/2013	175,000	171,938
TransDigm, Inc.
7.75% due 07/15/2014	375,000	379,688
Triumph Group, Inc.
8.00% due 11/15/2017 (f)	150,000	151,313
United Technologies Corp.
5.375% due 12/15/2017	120,000	127,878
5.40% due 05/01/2035	100,000	97,390
6.125% due 02/01/2019	1,710,000	1,889,632
6.35% due 03/01/2011	370,000	392,153
Waste Management, Inc.
6.10% due 03/15/2018	530,000	563,622
6.375% due 03/11/2015	1,490,000	1,651,118
7.375% due 05/15/2029	15,000	16,716
WCA Waste Corp.
9.25% due 06/15/2014	400,000	398,500

		42,519,422

Technology - 0.63%
Advanced Micro Devices, Inc.
6.00% due 05/01/2015	725,000	652,500
8.125% due 12/15/2017 (f)	425,000	423,406
Dun & Bradstreet Corp.
5.50% due 03/15/2011	120,000	125,000
First Data Corp.
9.875% due 09/24/2015	300,000	279,750
11.25% due 03/31/2016	550,000	470,250
First Data Corp., PIK
10.55% due 09/24/2015	1,708,561	1,516,348
Hewlett-Packard Company
2.95% due 08/15/2012	520,000	530,639
International Business Machines Corp.
6.50% due 10/15/2013	375,000	428,535
Open Solutions, Inc.
9.75% due 02/01/2015 (f)	725,000	557,344
Oracle Corp.
5.00% due 01/15/2011	510,000	530,351
Seagate Technology International
10.00% due 05/01/2014 (f)	625,000	690,625
SS&C Technologies, Inc.
11.75% due 12/01/2013	75,000	79,500
STATS ChipPAC, Ltd.
6.75% due 11/15/2011	75,000	75,469
7.50% due 07/19/2010	475,000	480,344
SunGard Data Systems, Inc.
9.125% due 08/15/2013	779,000	798,475
9.125% due 02/28/2014	247,500	249,109
10.25% due 08/15/2015	125,000	133,125
10.625% due 05/15/2015	325,000	357,906
Xerox Corp.
5.50% due 05/15/2012	215,000	227,216
5.65% due 05/15/2013	1,150,000	1,198,255
6.35% due 05/15/2018	$485,000	$505,917
8.25% due 05/15/2014	1,100,000	1,261,835

		11,571,899

Utilities - 2.56%
AES Corp.
7.75% due 03/01/2014	50,000	50,750
9.75% due 04/15/2016 (f)	1,600,000	1,752,000
AGL Capital Corp.
5.25% due 08/15/2019	430,000	433,010
Alabama Power Company, Series 07-D
4.85% due 12/15/2012	300,000	321,325
Allegheny Energy Supply Company LLC
6.75% due 10/15/2039 (f)	1,040,000	989,952
Appalachian Power Company
6.375% due 04/01/2036	160,000	161,696
7.95% due 01/15/2020	345,000	409,672
Appalachian Power Company, Series O
5.65% due 08/15/2012	350,000	374,592
Atmos Energy Corp.
5.95% due 10/15/2034	35,000	32,678
8.50% due 03/15/2019	60,000	72,877
Baltimore Gas & Electric Company
5.90% due 10/01/2016	285,000	300,441
Black Hills Corp.
6.50% due 05/15/2013	225,000	235,347
9.00% due 05/15/2014	455,000	518,885
Carolina Power & Light Company
5.30% due 01/15/2019	150,000	156,634
CenterPoint Energy, Inc., Series B
7.25% due 09/01/2010	175,000	180,528
Colorado Interstate Gas Company
5.95% due 03/15/2015	125,000	131,275
Consolidated Edison Company of New York, Inc.
6.75% due 04/01/2038	185,000	210,916
Consumers Energy Company
5.80% due 09/15/2035	100,000	96,235
Consumers Energy Company, Series J
6.00% due 02/15/2014	165,000	181,360
Dominion Resources, Inc.
4.75% due 12/15/2010	345,000	355,123
5.20% due 08/15/2019	285,000	289,444
Duke Energy Carolinas LLC
5.30% due 02/15/2040	2,100,000	2,017,247
EDP Finance BV
4.90% due 10/01/2019 (f)	1,350,000	1,338,259
El Paso Electric Company
6.00% due 05/15/2035	245,000	220,327
Electricite de France SA
6.95% due 01/26/2039 (f)	1,875,000	2,217,521
Enel Finance International SA
6.00% due 10/07/2039 (f)	2,100,000	2,111,115
Energy Future Holdings Corp.
10.875% due 11/01/2017	1,375,000	1,124,062
Energy Future Holdings Corp., PIK
11.25% due 11/01/2017	1,691,230	1,196,545
Entergy Gulf States Louisiana LLC
5.59% due 10/01/2024	795,000	794,542

The accompanying notes are an integral part of the financial statements.

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Entergy Louisiana LLC
5.40% due 11/01/2024	$800,000	$780,351
5.83% due 11/01/2010	30,000	30,072
Exelon Generation Company LLC
6.25% due 10/01/2039	945,000	962,795
FirstEnergy Solutions Company
4.80% due 02/15/2015	610,000	622,623
Illinois Power Company
6.125% due 11/15/2017	120,000	126,736
Massachusetts Electric Company
5.90% due 11/15/2039 (f)	1,750,000	1,729,213
Mirant North America LLC
7.375% due 12/31/2013	800,000	791,000
Monongahela Power Company
5.70% due 03/15/2017 (f)	265,000	260,491
Nevada Power Company
5.875% due 01/15/2015	40,000	42,926
6.65% due 04/01/2036	1,205,000	1,268,067
Nevada Power Company, Series R
6.75% due 07/01/2037	245,000	261,288
NiSource Finance Corp.
6.15% due 03/01/2013	225,000	239,570
North American Energy Alliance LLC
10.875% due 06/01/2016 (f)	225,000	239,063
Northeast Utilities
5.65% due 06/01/2013	625,000	646,557
Northern States Power Company
5.35% due 11/01/2039	835,000	805,888
NRG Energy, Inc.
7.25% due 02/01/2014	125,000	126,562
7.375% due 02/01/2016	2,255,000	2,257,819
Ohio Power Company
5.75% due 09/01/2013	195,000	211,703
Orion Power Holdings, Inc.
12.00% due 05/01/2010	225,000	230,625
Pacific Gas & Electric Company
4.80% due 03/01/2014	225,000	238,950
6.35% due 02/15/2038	115,000	124,705
Pacificorp
6.25% due 10/15/2037	3,000,000	3,236,751
Pennsylvania Electric Company
6.15% due 10/01/2038	1,375,000	1,340,307
Piedmont Natural Gas Company
6.00% due 12/19/2033	10,000	9,352
PNM Resources, Inc.
9.25% due 05/15/2015	550,000	578,188
Public Service Company of Oklahoma
5.15% due 12/01/2019	885,000	878,659
Public Service Electric & Gas Company
5.70% due 12/01/2036	285,000	289,278
Public Service Electric & Gas Company, Series MTN
5.375% due 11/01/2039	1,945,000	1,884,205
RRI Energy, Inc.
7.625% due 06/15/2014	475,000	470,250
7.875% due 06/15/2017	375,000	368,438
San Diego Gas & Electric Company
6.00% due 06/01/2039	750,000	805,337
Sempra Energy
6.00% due 10/15/2039	2,175,000	2,147,708
7.95% due 03/01/2010	$100,000	$101,100
Sierra Pacific Resources
7.803% due 06/15/2012	125,000	126,938
8.625% due 03/15/2014	91,000	94,299
Southern California Edison Company
5.75% due 03/15/2014	160,000	176,916
Southern Company
4.15% due 05/15/2014	405,000	416,482
Southern Company, Series A
5.30% due 01/15/2012	95,000	101,785
Tampa Electric Company
6.15% due 05/15/2037	235,000	236,814
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)	855,000	870,714
Texas Competitive Electric Holdings Company LLC, PIK
10.50% due 11/01/2016	334,699	235,963
Union Electric Company
5.40% due 02/01/2016	285,000	293,251
Veolia Environnement
5.25% due 06/03/2013	540,000	571,100
6.00% due 06/01/2018	455,000	480,450
Virginia Electric and Power Company
4.50% due 12/15/2010	230,000	236,542
5.10% due 11/30/2012	220,000	237,599
West Penn Power Company
5.95% due 12/15/2017 (f)	225,000	230,085
Westar Energy, Inc.
5.10% due 07/15/2020	155,000	151,386
Xcel Energy, Inc.
7.00% due 12/01/2010	25,000	26,317

		46,867,576

TOTAL CORPORATE BONDS (Cost $649,200,318)		$676,054,321

CONVERTIBLE BONDS - 0.24%

Communications - 0.12%
Alcatel-Lucent USA, Inc., Series B
2.875% due 06/15/2025	500,000	426,250
Leap Wireless International, Inc.
4.50% due 07/15/2014	975,000	806,813
Liberty Global, Inc.
4.50% due 11/15/2016 (f)	475,000	515,375
NII Holdings, Inc.
3.125% due 06/15/2012	400,000	367,000

		2,115,438

Consumer, Cyclical - 0.01%
Ford Motor Company
4.25% due 12/15/2036	125,000	157,813

Energy - 0.01%
Peabody Energy Corp.
4.75% due 12/15/2066	200,000	202,000

Financial - 0.10%
E*Trade Financial Corp., Series A
0.00% due 08/31/2019	342,000	576,697

The accompanying notes are an integral part of the financial statements.

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Financial (continued)
General Growth Properties LP
3.98% due 04/15/2027 ^ (f)	$1,100,000	$1,042,250
NASDAQ OMX Group, Inc.
2.50% due 08/15/2013	276,000	258,750

		1,877,697

TOTAL CONVERTIBLE BONDS (Cost $3,551,606)		$4,352,948

MUNICIPAL BONDS - 0.30%

California - 0.08%
Bay Area Toll Authority
6.263% due 04/01/2049	1,500,000	1,438,515

Connecticut - 0.01%
Connecticut State Development Authority
5.25% due 05/01/2031	130,000	131,407

District of Columbia - 0.02%
District of Columbia
4.75% due 06/01/2031	35,000	35,173
5.591% due 12/01/2034	375,000	365,197

		400,370

Florida - 0.02%
Orange County Florida Tourist Development
5.00% due 10/01/2018	355,000	386,879

Georgia - 0.03%
Atlanta Water & Wastewater Revenue
5.50% due 11/01/2017	230,000	248,573
De Kalb County Water and Sewer Revenue
5.00% due 10/01/2035	345,000	375,760

		624,333

Illinois - 0.02%
Chicago Illinois Transit Authority, Series A
6.899% due 12/01/2040	260,000	271,494
Chicago Metropolitan Water Reclamation District
5.72% due 12/01/2038	180,000	180,497

		451,991

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	110,000	104,733

Maryland - 0.03%
Maryland State Transportation Authority
5.888% due 07/01/2043	510,000	512,831

New York - 0.03%
Metropolitan Transportation Authority
7.336% due 11/15/2039	80,000	89,332
New York City Housing Development Corp.
6.42% due 11/01/2027	115,000	110,510
Triborough Bridge & Tunnel Authority
5.00% due 11/15/2038	385,000	396,377

		596,219

Oregon - 0.00%
State of Oregon
5.892% due 06/01/2027	60,000	60,258

Pennsylvania - 0.02%
Commonwealth of Pennsylvania
5.00% due 01/01/2018	$260,000	$290,170

Utah - 0.02%
Utah Transit Authority Sales Tax Revenue
5.25% due 06/15/2038	290,000	309,987

West Virginia - 0.01%
Tobacco Settlement Finance Authority of West Virginia
7.467% due 06/01/2047	320,000	252,528

TOTAL MUNICIPAL BONDS (Cost $5,632,678)		$5,560,221

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.53%
American Tower Trust, Series 2007-1A, Class D
5.9568% due 04/15/2037 (f)	350,000	357,000
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A1
3.878% due 09/11/2036	140,664	142,272
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2
4.648% due 09/11/2036	680,000	685,246
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2
4.501% due 07/10/2043	556,586	557,185
Banc of America Mortgage Securities, Series 2004-A, Class 2A2
5.3645% due 02/25/2034 (b)	91,698	75,199
Banc of America Mortgage Securities, Series 2004-D, Class 2A2
3.8655% due 05/25/2034 (b)	51,583	47,338
Banc of America Mortgage Securities, Series 2004-H, Class 2A2
3.76% due 09/25/2034 (b)	119,030	111,913
Banc of America Mortgage Securities, Series 2004-I, Class 3A2
4.8695% due 10/25/2034 (b)	47,941	45,774
Banc of America Mortgage Securities, Series 2005-J, Class 2A1
5.0762% due 11/25/2035 (b)	282,620	220,265
Banc of America Mortgage Securities, Series 2005-J, Class 3A1
5.2411% due 11/25/2035 (b)	164,347	124,699
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR9, Class A4A
4.871% due 09/11/2042	4,525,000	4,338,046
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW12, Class A4
5.7189% due 09/11/2038 (b)	385,000	390,943
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW13, Class A4
5.54% due 09/11/2041	2,981,000	2,903,315
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW17, Class A4
5.694% due 06/11/2050 (b)	45,000	39,401
Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T28, Class A4
5.742% due 09/11/2042 (b)	220,000	211,881

The accompanying notes are an integral part of the financial statements.

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PWR12, Class A1
5.546% due 09/11/2038 (b)	$88,962	$90,733
Bear Stearns Commercial Mortgage Securities, Series 1998-C1, Class A2
6.44% due 06/16/2030	990	989
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2
4.83% due 08/15/2038	272,000	278,279
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A1
5.085% due 12/11/2040	277,224	280,586
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4
4.674% due 06/11/2041	492,000	470,649
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A1
4.498% due 09/11/2042	24,237	24,380
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	395,000	399,550
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A1
4.94% due 10/12/2042	5,098	5,121
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AAB
5.53% due 09/11/2041	50,000	50,105
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB
5.315% due 02/11/2044	600,000	583,391
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A1
5.282% due 06/11/2050	411,634	418,500
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048 (f)	310,000	307,685
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1
5.0468% due 07/15/2044	100,188	100,258
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.2243% due 09/15/2020 (b)	225,000	224,614
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5
5.617% due 10/15/2048	1,735,000	1,652,807
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB
5.278% due 12/11/2049	50,000	47,934
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A3
6.019% due 03/10/2017 (b)	1,850,000	1,629,448
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4
5.8161% due 12/10/2049 (b)	340,000	308,336
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A1
5.54% due 09/15/2039 (b)	77,729	79,546
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A1
4.771% due 09/15/2039	143,867	146,008
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3
5.467% due 09/15/2039	$1,815,000	$1,554,589
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A1
5.227% due 02/15/2040	170,594	173,669
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A1
3.819% due 05/15/2036	61,411	60,629
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4
4.832% due 04/15/2037	575,000	553,586
Federal Home Loan Mortgage Corp., Series 199, Class PO
0.00% PO due 08/01/2028	5,602	4,840
Federal Home Loan Mortgage Corp., Series 2003-2586, Class NJ
4.50% due 08/15/2016	188,181	193,736
Federal Home Loan Mortgage Corp., Series 2003-2614, Class IH
4.50% IO due 05/15/2016	78,005	2,878
Federal Home Loan Mortgage Corp., Series 2003-2627, Class IE
4.50% IO due 04/15/2018	22,702	1,498
Federal Home Loan Mortgage Corp., Series 2003-41, Class YV
5.50% due 04/25/2014	156,188	166,229
Federal Home Loan Mortgage Corp., Series 2004-2809, Class EG
5.00% due 08/15/2021	81,137	82,773
Federal Home Loan Mortgage Corp., Series 2005-R003, Class VA
5.50% due 08/15/2016	374,407	398,191
Federal Home Loan Mortgage Corp., Series 2006-3123, Class VB
6.00% due 09/15/2013	154,190	161,201
Federal Home Loan Mortgage Corp., Series 2006-3152, Class DA
6.00% due 09/15/2025	59,854	60,964
Federal Home Loan Mortgage Corp., Series 2006-3177, Class PA
6.00% due 12/15/2026	134,352	136,215
Federal Home Loan Mortgage Corp., Series 2006-3195, Class PN
6.50% due 08/15/2030	489,315	506,722
Federal Home Loan Mortgage Corp., Series 2006-R007, Class VA
6.00% due 09/15/2016	143,534	151,832
Federal Home Loan Mortgage Corp., Series 2568, Class KA
4.25% due 12/15/2021	159,084	162,857
Federal Home Loan Mortgage Corp., Series 2688, Class DE
4.50% due 02/15/2020	192,620	197,740
Federal Home Loan Mortgage Corp., Series 3354, Class PA
5.50% due 07/15/2028	467,537	483,807
Federal Home Loan Mortgage Corp., Series R005, Class AB
5.50% due 12/15/2018	352,542	366,166

The accompanying notes are an integral part of the financial statements.

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series R006, Class AK
5.75% due 12/15/2018	$317,123	$328,673
Federal Home Loan Mortgage Corp., Series R013, Class AB
6.00% due 12/15/2021	138,159	143,644
Federal National Mortgage Association, Series 2002-84, Class VA
5.50% due 11/25/2013	122,745	129,511
Federal National Mortgage Association, Series 2003-40, Class NI
5.50% IO due 11/25/2028	5,069	36
Federal National Mortgage Association, Series 2004-21, Class AC
4.00% due 05/25/2016	21,113	21,442
Federal National Mortgage Association, Series 2006-3136, Class PB
6.00% due 01/15/2030	375,000	391,958
Federal National Mortgage Association, Series 2006-B2, Class AB
5.50% due 05/25/2014	158,995	162,832
Federal National Mortgage Association, Strip, Series 319, Class 2
6.50% IO due 02/01/2032	21,386	4,665
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2
6.531% due 05/15/2033	400,000	415,386
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A1
5.082% due 11/10/2045	168,234	170,355
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2
6.70% due 04/15/2034	57,448	60,063
Government National Mortgage Association, Series 1997-16, Class PL
6.50% due 10/20/2027	366,907	396,375
Government National Mortgage Association, Series 1998-12, Class Z
6.50% due 05/20/2028	28,418	30,764
Government National Mortgage Association, Series 1998-6, Class EA
0.00% PO due 03/16/2028	27,219	22,955
Government National Mortgage Association, Series 2001-48, Class PC
6.50% due 10/20/2031	180,016	192,909
Government National Mortgage Association, Series 2001-56, Class PH
6.50% due 11/20/2031	237,620	256,112
Government National Mortgage Association, Series 2004-43, Class A
2.822% due 12/16/2019	673,294	679,892
Government National Mortgage Association, Series 2004-43, Class D
4.994% due 03/16/2030 (b)	49,000	51,646
Government National Mortgage Association, Series 2004-44, Class PC
5.50% due 05/20/2031	776,000	805,400
Government National Mortgage Association, Series 2008-8, Class A
3.612% due 11/16/2027	996,943	1,010,474
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3
4.344% due 06/10/2036	$16,039	$16,027
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2
4.305% due 08/10/2042	199,524	199,156
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3
4.569% due 08/10/2042 (b)	600,000	587,590
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	124,000	125,866
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1
5.233% due 03/10/2039	228,471	232,862
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444% due 03/10/2039	675,000	596,393
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553% due 04/10/2038 (b)	720,000	656,650
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A2
6.244% due 04/15/2035	177,519	179,309
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3
6.26% due 03/15/2033	213,397	219,525
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A1
4.134% due 10/15/2037	28,726	28,794
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	533,000	542,194
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	60,000	57,793
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A1
5.279% due 12/12/2043	146,820	150,965
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A1
5.17% due 05/15/2047	159,832	163,587
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3
5.336% due 05/15/2047	620,000	537,705
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4
5.8181% due 06/15/2049 (b)	440,000	383,174
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AV2
0.2913% due 11/25/2036	73,380	68,869
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347% due 11/15/2038	2,185,000	2,003,005
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3
4.559% due 09/15/2027 (b)	525,000	533,586
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2
3.246% due 03/15/2029	227,440	227,777

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4
4.742% due 02/15/2030	$363,000	$355,761
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A1
5.018% due 02/15/2031	159,264	160,993
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4
5.156% due 02/15/2031	5,667,500	5,486,548
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3
5.43% due 02/15/2040	50,000	43,189
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.8104% due 08/12/2041	460,000	463,529
Morgan Stanley Capital I, Series 2007-IQ15, Class A4
5.8803% due 06/11/2049 (b)	1,100,000	980,590
Morgan Stanley Capital I, Series 2007-T27, Class A2
5.6495% due 06/13/2042 (b)	400,000	412,226
Morgan Stanley Capital I, Series 2008-T29, Class A4
6.2802% due 01/11/2018 (b)	5,222,000	5,221,054
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447% due 02/12/2044 (b)	1,700,000	1,489,778
Morgan Stanley Capital I, Series 2007-IQ14, Class A4
5.692% due 04/15/2049 (b)	1,885,000	1,588,366
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	6,405	6,481
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	312,000	326,729
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041 (b)	114,932	117,208
Vendee Mortgage Trust, Series 1996-3, Class 4
9.5978% due 03/15/2025 (b)	11,975	12,844
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3
5.558% due 03/15/2045 (b)	4,468,000	4,367,139
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4
5.083% due 03/15/2042 (b)	7,040,000	6,874,384
Wells Fargo Mortgage Backed Securities Trust, Series 2003-O, Class 5A1
4.8056% due 01/25/2034 (b)	315,991	305,687
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2
4.3169% due 03/25/2035 (b)	266,337	232,350
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1
4.9149% due 03/25/2035 (b)	158,706	143,347
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1
5.6677% due 10/25/2036 (b)	789,787	607,282

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,154,901)		$64,750,922

ASSET BACKED SECURITIES - 2.57%
American Express Credit Account Master Trust, Series 2005-5, Class A
0.2731% due 02/15/2013 (b)(f)	$770,000	$768,257
American Express Credit Account Master Trust, Series 2006-B, Class A
0.2731% due 08/15/2013 (b)	220,000	218,851
American Express Credit Account Master Trust, Series 2007-4, Class A
0.2231% due 12/17/2012 (b)	160,000	159,733
AmeriCredit Automobile Receivables Trust, Series 2006-RM, Class A3
5.53% due 01/06/2014	1,975,000	2,027,317
Bank of America Credit Card Trust, Series 2007-A8, Class A8
5.59% due 11/17/2014	435,000	465,805
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6
6.64% due 12/25/2028 (b)	34,902	27,618
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	63,309	63,873
BMW Vehicle Lease Trust, Series 2009-1, Class A3
2.91% due 03/15/2012	400,000	407,144
Cabela’s Master Credit Card Trust, Series 2005-1A, Class A1
4.97% due 10/15/2013 (f)	135,000	138,710
Capital Auto Receivables Asset Trust, Series 2007-SN2, Class A4
1.2631% due 05/16/2011 (b)(f)	2,185,000	2,189,361
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3
2.4831% due 07/15/2016 (b)	40,000	37,101
Capital One Multi-Asset Execution Trust, Series 2003-C4, Class C4
6.00% due 08/15/2013	335,000	341,606
Capital One Multi-Asset Execution Trust, Series 2007-C3, Class C3
0.5231% due 04/15/2013 (b)	130,000	128,656
Capital One Multi-Asset Execution Trust, Series 2008-A1, Class A
0.9831% due 11/15/2012 (b)(f)	1,125,000	1,125,141
Capital One Multi-Asset Execution Trust, Series 2005-A7, Class A7
4.70% due 06/15/2015	1,050,000	1,109,344
Capital One Prime Auto Receivables Trust, Series 2006-1, Class A4
5.01% due 11/15/2011	289,802	290,288
Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4
4.94% due 07/15/2012	281,175	286,354
CarMax Auto Owner Trust, Series 2009-2, Class B
4.65% due 08/17/2015	3,665,000	3,622,143
CenterPoint Energy Transition Bond Company LLC, Series A-2
4.97% due 08/01/2014	129,260	134,704
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1
5.599% due 09/25/2031	16,954	7,427
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-4, Class 2A1
0.9713% due 10/25/2032 (b)	7,962	5,559

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, Class 1A6
3.717% due 10/25/2014	$98,452	$92,947
Chase Issuance Trust, Series 2007-A15, Class A
4.96% due 09/17/2012	805,000	829,309
Citibank Credit Card Issuance Trust, Series 2004-B2, Class B2
0.5547% due 10/07/2013 (b)	4,450,000	4,284,084
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5
5.50% due 06/22/2012	1,100,000	1,125,037
CNH Equipment Trust, Series 2007-A, Class B
5.09% due 06/16/2014	295,000	300,067
CNH Equipment Trust, Series 2009-B, Class A3
2.97% due 03/15/2013	460,000	466,806
CNH Equipment Trust, Series 2009-C, Class A3
1.85% due 12/16/2013	1,428,000	1,422,429
Daimler Chrysler Auto Trust, Series 2008-A, Class A3A
3.70% due 06/08/2012	384,679	390,845
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5
6.42% due 03/01/2015	425,000	468,919
Florida Power & Light Recovery Funding LLC, Series 2007-A, Class A2
5.044% due 08/01/2015	700,000	748,850
Ford Credit Auto Owner Trust, Series 2009-E, Class A4
2.42% due 11/15/2014	6,411,000	6,334,671
GE Capital Credit Card Master Note Trust, Series 2009-2, Class A
3.69% due 07/15/2015	7,243,000	7,398,117
Honda Auto Receivables Owner Trust, Series 2009-2, Class A4
4.43% due 07/15/2015	290,000	305,383
Honda Auto Receivables Owner Trust, Series 2007-1, Class A3
5.10% due 03/18/2011	65,521	65,998
Household Automotive Trust, Series 2006-2, Class A4
5.67% due 06/17/2013	220,000	227,035
Hyundai Auto Receivables Trust, Series 2006-A, Class A4
5.26% due 11/15/2012	85,967	86,443
John Deere Owner Trust, Series 2009-A, Class A3
2.59% due 10/15/2013	175,000	177,868
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	95,411	96,221
John Deere Owner Trust, Series 2008-A, Class A3
4.18% due 06/15/2012	257,751	261,076
JPMorgan Auto Receivables Trust, Series 2007-A, Class A4
5.19% due 02/15/2014 (f)	240,000	244,809
Marriott Vacation Club Owner Trust, Series 2006-1A, Class A
5.737% due 04/20/2028 (f)	352,102	346,026
Marriott Vacation Club Owner Trust, Series 2006-1A, Class B
5.827% due 04/20/2028 (f)	15,618	13,633
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A
5.362% due 10/20/2028 (f)	$123,439	$121,119
MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3
0.5231% due 10/15/2013 (b)	425,000	403,837
MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3
4.10% due 10/15/2012	250,000	252,953
Nissan Auto Lease Trust, Series 2009-A, Class A3
2.92% due 12/15/2011	230,000	234,270
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3
3.89% due 08/15/2011	175,560	177,635
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A4
4.74% due 08/17/2015	1,230,000	1,306,280
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A
4.92% due 05/15/2013 (f)	350,000	352,997
Peco Energy Transition Trust, Series 2001-A, Class A1
6.52% due 12/31/2010	381,000	390,509
PSE&G Transition Funding LLC, Series 2001-1, Class A6
6.61% due 06/15/2015	412,000	456,866
Reliant Energy Transport Bond Company, Series 2001-1, Class A4
5.63% due 09/15/2015	276,952	298,816
Residential Asset Mortgage Products, Inc., Series 2003-RZ2, Class A1
3.60% due 04/25/2033	17,808	13,860
SLM Student Loan Trust, Series 2008-4, Class A2
1.3322% due 07/25/2016 (b)	725,000	734,484
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3
5.41% due 08/12/2011	19,851	19,901
Triad Auto Receivables Owner Trust, Series 2006-B, Class A4
5.52% due 11/12/2012	525,000	539,077
USAA Auto Owner Trust, Series 2007-1, Class A4
5.55% due 02/15/2013	1,085,000	1,134,762
USAA Auto Owner Trust, Series 2007-2, Class A3
4.90% due 02/15/2012	423,051	428,476
USAA Auto Owner Trust, Series 2008-1, Class A3
4.16% due 04/16/2012	279,366	283,725
Volkswagen Auto Lease Trust, Series 2009-A, Class A3
3.41% due 04/16/2012	480,000	492,004
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	220,000	203,639
Wachovia Auto Owner Trust, Series 2006-A, Class A4
5.38% due 03/20/2013	123,540	125,852

TOTAL ASSET BACKED SECURITIES (Cost $46,761,867)		$47,212,627

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL - 0.11%

Securities Lending Collateral - 0.11%
John Hancock Collateral
Investment Trust, 0.1387% (c)(k)	192,180	$1,923,628

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,923,765)		$1,923,628

SHORT TERM INVESTMENTS - 3.65%
T. Rowe Price Reserve Investment
Fund, 0.2628%	$66,840,139	$66,840,139

TOTAL SHORT TERM INVESTMENTS (Cost $66,840,139)		$66,840,139

REPURCHASE AGREEMENTS - 0.78%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $14,232,000 on 01/04/2010, collateralized by $13,635,000 Federal Home Loan Mortgage Corp., 6.875% due 09/15/2010 (valued at $14,521,275, including interest)	$14,232,000	$14,232,000

TOTAL REPURCHASE AGREEMENTS (Cost $14,232,000)		$14,232,000

Total Investments (Spectrum Income Trust) (Cost $1,784,124,450) - 99.78%		$1,829,503,618
Other assets and liabilities, net - 0.22%		4,060,144

TOTAL NET ASSETS - 100.00%		$1,833,563,762

Strategic Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 17.41%

Treasury Inflation-Protected Securities (d) - 3.19%
2.375% due 01/15/2025 ***	$10,183,673	$10,745,364
3.875% due 04/15/2029	1,669,999	2,148,950
2.50% due 01/15/2029	4,470,415	4,794,869

		17,689,183

U.S. Treasury Bonds - 4.62%
3.50% due 02/15/2039	953,000	780,566
4.25% due 05/15/2039	2,730,000	2,561,081
4.375% due 11/15/2039	9,820,000	9,399,586
4.50% due 08/15/2039	11,630,000	11,366,511
8.75% due 08/15/2020	1,060,000	1,499,569

		25,607,313

U.S. Treasury Notes - 9.42%
2.125% due 11/30/2014	7,440,000	7,263,895
2.375% due 12/31/2014	11,940,000	11,905,493
2.75% due 11/30/2016	8,020,000	7,721,127
3.125% due 10/31/2016 to 05/15/2019	2,130,000	2,082,206
3.375% due 11/15/2019	23,170,000	22,286,760
3.625% due 08/15/2019	930,000	914,306

		52,173,787

U.S. Treasury Strips - 0.18%
0.01% due 05/15/2018	$1,360,000	$990,969

TOTAL U.S. TREASURY OBLIGATIONS (Cost $98,836,976)		$96,461,252

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.87%

Federal Home Loan Mortgage Corp. - 1.86%
0.1894% due 05/04/2011 (b)	1,000,000	1,000,885
3.00% due 07/28/2014	3,990,000	4,043,905
5.00% due 12/01/2034	110,096	113,249
5.50% due 11/01/2035 to 01/01/2038	4,887,873	5,133,440

		10,291,479

Federal National Mortgage Association - 12.29%
0.00% due 10/09/2019	1,620,000	879,660
2.628% due 11/01/2035	206,464	212,252
4.625% due 05/01/2013	1,760,000	1,851,573
5.00% due 08/01/2034 to 11/01/2036	5,832,974	6,002,816
5.00% TBA **	20,200,000	20,799,640
5.25% due 08/01/2012	1,900,000	2,027,547
5.50% due 02/01/2035 to 05/01/2038	24,713,378	25,929,732
6.00% due 04/18/2036	970,000	992,620
6.00% TBA **	5,700,000	6,041,649
6.25% due 02/01/2011	3,160,000	3,319,801
7.50% due 07/01/2030 to 02/01/2031	13,250	14,576
8.00% due 08/01/2027	58,866	65,187

		68,137,053

Government National Mortgage Association - 1.74%
5.00% due 04/15/2034 to 04/15/2035	3,485,753	3,612,847
5.00% TBA **	200,000	205,734
6.00% TBA **	5,500,000	5,819,313
7.50% due 04/15/2022 to 10/15/2027	12,444	13,646

		9,651,540
Tennessee Valley Authority - 0.12%
5.25% due 09/15/2039	680,000	673,781

The Financing Corp. - 0.86%
zero coupon due 02/08/2018	310,000	216,555
zero coupon due 03/07/2019	450,000	292,630
zero coupon due 06/06/2019	150,000	96,041
zero coupon due 05/11/2018	1,130,000	777,934
zero coupon due 08/03/2018	490,000	332,183
zero coupon due 08/03/2018	880,000	596,574
zero coupon due 08/03/2018	470,000	318,625
zero coupon due 04/06/2018	920,000	636,876
zero coupon due 08/03/2018 to 09/26/2019	1,140,000	769,838
zero coupon due 11/02/2018	1,070,000	713,062

		4,750,318

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $91,349,541)		$93,504,171

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 4.44%

Brazil - 2.46%
Federative Republic of Brazil
6.00% due 05/15/2015	BRL	1,130,000	$1,184,823
10.00% due 01/01/2012		19,247,000	11,243,332
10.00% due 07/01/2010		1,983,000	1,199,488
10.00% due 01/01/2010		1,000	602

			13,628,245

Indonesia - 0.39%
Republic of Indonesia
11.00% due 09/15/2025	IDR	19,615,000,000	2,125,932

Italy - 0.34%
Republic of Italy
5.804% due 10/25/2032		$1,948,000	1,891,046

Russia - 0.20%
Government of Russia
7.50% due 03/31/2030		998,280	1,126,809

Turkey - 1.05%
Republic of Turkey
6.875% due 03/17/2036		5,731,000	5,831,292

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $23,377,242)			$24,603,324

CORPORATE BONDS - 42.81%

Basic Materials - 1.77%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)		578,384	579,107
Appleton Papers, Inc.
11.25% due 12/15/2015 (f)		318,000	270,300
Arco Chemical Company
9.80% due 02/01/2020 ^		100,000	71,000
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		2,560,000	2,803,200
NewPage Corp.
11.375% due 12/31/2014 (f)		545,000	550,450
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)		150,000	165,750
Rio Tinto Finance USA, Ltd.
9.00% due 05/01/2019		1,500,000	1,898,382
Ryerson, Inc.
12.00% due 11/01/2015		735,000	768,075
Smurfit Capital Funding PLC
7.50% due 11/20/2025		300,000	255,750
Steel Dynamics, Inc.
7.375% due 11/01/2012		150,000	154,500
Teck Resources, Ltd.
9.75% due 05/15/2014		40,000	46,150
10.25% due 05/15/2016		240,000	279,600
Vale Overseas, Ltd.
6.875% due 11/21/2036		1,305,000	1,303,905
Vedanta Resources PLC
8.75% due 01/15/2014 (f)		670,000	685,075

			9,831,244

Communications - 6.62%
Affinion Group, Inc.
10.125% due 10/15/2013		700,000	719,250
ALLTEL Communications, Inc., PIK
10.375% due 12/01/2017 (f)		190,000	229,086
AT&T, Inc.
5.60% due 05/15/2018		$420,000	$440,143
5.80% due 02/15/2019		2,460,000	2,622,264
6.55% due 02/15/2039		2,470,000	2,602,545
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)		490,000	521,850
Cellco Partnership / Verizon Wireless Capital LLC
8.50% due 11/15/2018		1,030,000	1,277,593
Charter Communications Holdings II LLC
13.50% due 11/30/2016 (f)		345,866	403,799
Charter Communications, Inc.
10.875% due 09/15/2014 (f)		550,000	616,000
Cincinnati Bell Telephone Company
6.30% due 12/01/2028		70,000	54,600
Comcast Corp.
5.70% due 05/15/2018		1,760,000	1,850,200
6.50% due 01/15/2015		860,000	963,504
6.50% due 01/15/2017		450,000	498,179
Cricket Communications, Inc.
7.75% due 05/15/2016		735,000	733,162
CSC Holdings, Inc.
6.75% due 04/15/2012		400,000	413,000
Deutsche Telekom International Finance BV
5.75% due 03/23/2016		820,000	870,719
DISH DBS Corp.
7.875% due 09/01/2019		1,145,000	1,200,819
EchoStar DBS Corp.
7.75% due 05/31/2015		45,000	47,137
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 ^		165,000	17
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016 (f)		710,000	768,575
Intelsat Corp.
9.25% due 08/15/2014		430,000	441,825
Level 3 Financing, Inc.
9.25% due 11/01/2014		670,000	633,150
News America, Inc.
5.30% due 12/15/2014		1,570,000	1,697,007
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)		770,000	814,275
Qwest Communications International, Inc.
8.00% due 10/01/2015 (f)		130,000	133,575
Qwest Corp.
3.5036% due 06/15/2013 (b)		30,000	28,875
Royal KPN NV
8.00% due 10/01/2010		1,090,000	1,144,500
SBA Telecommunications, Inc.
8.25% due 08/15/2019 (f)		40,000	42,400
Selectica, Inc.
8.75% due 11/15/2049 (f)		250,000	0
Telecom Italia Capital SA
5.25% due 10/01/2015		880,000	920,081
Time Warner Cable, Inc.
8.75% due 02/14/2019		1,770,000	2,157,230
Time Warner Entertainment Company LP
8.375% due 07/15/2033		820,000	980,262
Time Warner, Inc.
7.625% due 04/15/2031		855,000	993,192

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
TL Acquisitions, Inc.
10.50% due 01/15/2015 (f)	$1,570,000	$1,501,313
True Move Company, Ltd.
10.75% due 12/16/2013 (f)	680,000	656,200
Univision Communications, Inc.
12.00% due 07/01/2014 (f)	1,040,000	1,145,300
UPC Holding BV
9.875% due 04/15/2018 (f)	190,000	200,450
Verizon Communications, Inc.
5.50% due 02/15/2018	1,440,000	1,502,742
8.95% due 03/01/2039	980,000	1,325,993
Verizon Florida LLC, Series F
6.125% due 01/15/2013	520,000	555,109
Vimpelcom
8.375% due 04/30/2013 (f)	180,000	190,350
Virgin Media Finance PLC, Series 1
9.50% due 08/15/2016	250,000	268,438
Virgin Media, Inc.
9.125% due 08/15/2016	845,000	890,419
Windstream Corp.
8.625% due 08/01/2016	470,000	478,225
WPP Finance UK
8.00% due 09/15/2014	1,000,000	1,137,260

		36,670,613

Consumer, Cyclical - 4.02%
Blockbuster, Inc.
11.75% due 10/01/2014 (f)	725,000	688,750
Boyd Gaming Corp.
6.75% due 04/15/2014	575,000	518,219
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	386,000	255,725
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	170,000	154,700
CVS Caremark Corp.
6.60% due 03/15/2019	790,000	864,488
CVS Corp.
9.35% due 01/10/2023 (f)	3,300,000	3,215,553
CVS Pass-Through Trust
6.036% due 12/10/2028	788,857	746,527
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)	3,250,000	2,746,250
Delta Air Lines, Inc.
9.50% due 09/15/2014 (f)	165,000	171,394
12.25% due 03/15/2015 (f)	180,000	180,000
Dollar General Corp.
10.625% due 07/15/2015	113,000	125,147
El Pollo Loco, Inc.
11.75% due 11/15/2013	535,000	486,850
General Motors Corp.
8.25% due 07/15/2023 ^	870,000	230,550
8.375% due 07/15/2033 ^	10,190,000	2,751,300
Harrah’s Operating Company, Inc.
10.75% due 02/01/2016	680,000	554,200
Harrahs Operating Escrow LLC
11.25% due 06/01/2017 (f)	1,065,000	1,114,256
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 ^	345,000	142,744
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013	$160,000	$68,800
MGM Mirage, Inc.
8.375% due 02/01/2011	245,000	232,138
10.375% due 05/15/2014 (f)	225,000	244,125
11.125% due 11/15/2017 (f)	540,000	598,050
11.375% due 03/01/2018 (f)	390,000	349,050
Michaels Stores, Inc.
10.00% due 11/01/2014	1,375,000	1,423,125
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	250,000	162,500
7.125% due 08/15/2014	225,000	153,281
11.50% due 11/01/2017 (f)	100,000	102,000
Neiman Marcus Group, Inc., PIK
9.00% due 10/15/2015	1,668,408	1,630,869
Norcraft Companies LP
9.00% due 11/01/2011	720,000	720,900
Norcraft Holdings Capital
9.75% due 09/01/2012	130,000	124,800
Oxford Industries, Inc.
11.375% due 07/15/2015	630,000	693,000
River Rock Entertainment Authority
9.75% due 11/01/2011	40,000	37,700
Sbarro, Inc.
10.375% due 02/01/2015	240,000	188,400
Snoqualmie Entertainment Authority
4.68% due 02/01/2014 (b)(f)	80,000	39,200
9.125% due 02/01/2015 (f)	300,000	159,000
Station Casinos, Inc.
7.75% due 08/15/2016 ^	420,000	65,625
Visteon Corp.
8.25% due 08/01/2010 ^	254,000	66,675
12.25% due 12/31/2016 ^ (f)	173,000	72,660
Wal-Mart Stores, Inc.
5.80% due 02/15/2018	210,000	233,048

		22,311,599

Consumer, Non-cyclical - 4.01%
Alliance One International, Inc.
10.00% due 07/15/2016 (f)	180,000	189,000
Altegrity, Inc.
10.50% due 11/01/2015 (f)	750,000	669,375
American Greetings Corp.
7.375% due 06/01/2016	30,000	29,250
Biomet, Inc.
10.00% due 10/15/2017	20,000	21,725
Ceridian Corp., PIK
12.25% due 11/15/2015	170,400	161,028
Dole Food Company, Inc.
8.00% due 10/01/2016 (f)	180,000	182,700
Dr. Pepper Snapple Group, Inc.
6.82% due 05/01/2018	1,500,000	1,682,727
HCA, Inc.
6.375% due 01/15/2015	630,000	594,563
7.50% due 11/15/2095	60,000	47,407
9.125% due 11/15/2014	1,030,000	1,086,650
9.25% due 11/15/2016	1,820,000	1,954,225
HCA, Inc., PIK
9.625% due 11/15/2016	3,920,000	4,243,400

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Humana, Inc.
6.30% due 08/01/2018	$1,980,000	$1,917,614
Kroger Company
6.15% due 01/15/2020	80,000	85,620
6.40% due 08/15/2017	60,000	65,545
Leiner Health Products, Inc.
11.00% due 06/01/2012 ^	770,000	77
Penhall International Corp.
12.00% due 08/01/2014 (f)	1,445,000	906,738
Rental Service Corp.
9.50% due 12/01/2014	1,315,000	1,316,644
Service Corp. International
7.50% due 04/01/2027	45,000	40,050
7.625% due 10/01/2018	105,000	103,950
Tenet Healthcare Corp.
6.875% due 11/15/2031	6,200,000	4,960,000
10.00% due 05/01/2018 (f)	9,000	10,080
U.S. Oncology Holdings, Inc.
9.125% due 08/15/2017	725,000	761,250
U.S. Oncology Holdings, Inc., PIK
6.4275% due 03/15/2012	724,000	676,940
Universal Hospital Services, Inc.
3.8594% due 06/01/2015 (b)	70,000	58,975
Universal Hospital Services, Inc., PIK
8.50% due 06/01/2015	60,000	59,100
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	380,000	393,775

		22,218,408

Diversified - 0.00%
Leucadia National Corp.
7.125% due 03/15/2017	10,000	9,450

Energy - 9.04%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	1,370,000	1,536,929
Anadarko Petroleum Corp.
5.95% due 09/15/2016	100,000	108,170
8.70% due 03/15/2019	1,870,000	2,326,123
Baker Hughes, Inc.
7.50% due 11/15/2018	1,190,000	1,420,484
Belden & Blake Corp.
8.75% due 07/15/2012	1,070,000	1,000,450
Berry Petroleum Company
10.25% due 06/01/2014	360,000	391,500
Chesapeake Energy Corp.
6.25% due 01/15/2018	245,000	235,200
6.625% due 01/15/2016	105,000	103,950
7.25% due 12/15/2018	735,000	740,512
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	95,000	94,287
Complete Production Services, Inc.
8.00% due 12/15/2016	350,000	345,187
Conoco, Inc.
6.95% due 04/15/2029	2,200,000	2,493,799
Corral Finans AB, PIK
1.7844% due 04/15/2010 (b)(f)	218,558	189,184
Devon Energy Corp.
7.95% due 04/15/2032	1,080,000	1,372,964
Dynegy Holdings, Inc.
7.75% due 06/01/2019	$510,000	$442,425
El Paso Corp.
7.375% due 12/15/2012	725,000	744,673
7.75% due 01/15/2032	5,815,000	5,498,740
El Paso Natural Gas Company
8.375% due 06/15/2032	880,000	1,045,070
Energy Transfer Partners LP
9.00% due 04/15/2019	1,860,000	2,217,081
Enterprise Products Operating LLC
5.25% due 01/31/2020	2,290,000	2,265,318
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	300,000	292,500
Hess Corp.
7.30% due 08/15/2031	1,220,000	1,386,391
7.875% due 10/01/2029	150,000	179,903
8.125% due 02/15/2019	950,000	1,145,659
International Coal Group, Inc.
10.25% due 07/15/2014	325,000	312,406
Kerr-McGee Corp.
6.95% due 07/01/2024	900,000	974,688
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	245,000	257,203
5.95% due 02/15/2018	1,260,000	1,334,611
6.75% due 03/15/2011	190,000	200,932
7.125% due 03/15/2012	25,000	27,261
Mariner Energy, Inc.
7.50% due 04/15/2013	140,000	139,300
Occidental Petroleum Corp.
7.00% due 11/01/2013	770,000	884,717
Pemex Project Funding Master Trust
6.625% due 06/15/2035	9,623,000	9,162,549
Petrobras International Finance Company
5.75% due 01/20/2020	878,000	893,178
PetroHawk Energy Corp.
9.125% due 07/15/2013	205,000	214,225
Plains Exploration & Production Company
8.625% due 10/15/2019	215,000	220,913
10.00% due 03/01/2016	365,000	399,675
Pride International, Inc.
7.375% due 07/15/2014	355,000	366,538
Quicksilver Resources, Inc.
7.125% due 04/01/2016	375,000	349,688
11.75% due 01/01/2016	160,000	181,600
SandRidge Energy, Inc.
9.875% due 05/15/2016 (f)	905,000	952,513
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	160,000	152,000
Whiting Petroleum Corp.
7.00% due 02/01/2014	575,000	577,156
Williams Companies, Inc.
7.625% due 07/15/2019	75,000	84,073
7.875% due 09/01/2021	635,000	728,358
8.75% due 01/15/2020	1,820,000	2,171,207
8.75% due 03/15/2032	227,000	271,644
XTO Energy, Inc.
5.50% due 06/15/2018	1,560,000	1,664,001

		50,096,935

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial - 13.47%
Aiful Corp.
5.00% due 08/10/2010 (f)	$760,000	$653,600
American Express Company
8.125% due 05/20/2019	2,410,000	2,855,997
American General Finance Corp.
6.90% due 12/15/2017	410,000	284,685
American International Group, Inc., MTN
5.85% due 01/16/2018	240,000	196,927
Ashton Woods USA LLC/Ashton Woods Finance Company zero coupon, Step up to 11.00% on 02/24/2012 due 06/30/2015 (f)	67,600	25,350
Bank of America Corp.
5.42% due 03/15/2017	2,300,000	2,270,335
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	3,420,000	3,925,657
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	290,000	235,262
Citigroup Funding, Inc.
2.25% due 12/10/2012	1,700,000	1,713,345
Citigroup, Inc.
2.125% due 07/12/2012	1,710,000	1,723,205
5.875% due 05/29/2037	4,410,000	3,886,026
6.01% due 01/15/2015	2,190,000	2,236,205
6.125% due 08/25/2036	70,000	60,032
6.875% due 03/05/2038	1,760,000	1,756,512
Countrywide Financial Corp.
6.25% due 05/15/2016	610,000	620,471
Credit Suisse USA, Inc.
5.50% due 08/16/2011	510,000	541,831
Dexia Credit Local
2.375% due 09/23/2011 (f)	660,000	673,551
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	1,790,000	1,835,038
Emeralds 2006-1-O
0.4556% due 08/04/2020 (b)(f)	104,967	94,470
Ford Motor Credit Company LLC
5.5036% due 06/15/2011 (b)	5,000	4,950
12.00% due 05/15/2015	5,915,000	6,859,200
General Electric Capital Corp.
2.125% due 12/21/2012	4,930,000	4,934,570
General Electric Capital Corp., MTN
6.00% due 08/07/2019	5,090,000	5,283,527
Glitnir Banki HF
6.33% due 07/28/2011 ^ (f)	720,000	151,200
6.375% due 09/25/2012 ^ (f)	870,000	182,700
6.693% due 06/15/2016 ^ (b)(f)	1,220,000	122
7.451% due 09/30/2049 ^ (f)	100,000	10
GMAC LLC
2.20% due 12/19/2012	1,500,000	1,509,198
8.00% due 11/01/2031	935,000	841,500
8.00% due 12/31/2018	626,000	550,880
Goldman Sachs Group, Inc.
4.50% due 06/15/2010	1,090,000	1,109,645
7.50% due 02/15/2019	1,640,000	1,911,917
HSBC Finance Capital Trust IX
5.911% due 11/30/2035	3,200,000	2,624,000
ICICI Bank, Ltd.
6.375% due 04/30/2022 (f)	446,000	400,380
ICICI Bank, Ltd. (continued)
6.375% due 04/30/2022	$410,000	$362,337
International Lease Finance Corp.
5.875% due 05/01/2013	1,545,000	1,228,070
JPMorgan Chase & Company
6.625% due 03/15/2012	1,925,000	2,101,449
Kaupthing Bank HF
7.125% due 05/19/2016 ^ (f)	440,000	44
7.625% due 02/28/2015 ^ (f)	2,410,000	596,475
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010 ^	1,380,000	269,100
6.20% due 09/26/2014 ^	440,000	85,800
Lehman Brothers Holdings, Inc., MTN
5.625% due 01/24/2013 ^	260,000	53,300
6.75% due 12/28/2017 ^	2,170,000	651
Lloyds TSB Bank PLC
2.80% due 04/02/2012 (f)	960,000	979,365
Merrill Lynch & Company, Inc.
5.70% due 05/02/2017	1,600,000	1,568,275
Morgan Stanley
0.7341% due 10/18/2016 (b)	430,000	398,308
4.75% due 04/01/2014	3,110,000	3,127,873
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	175,000	164,500
7.00% due 05/01/2017 (f)	190,000	171,000
Realogy Corp.
10.50% due 04/15/2014	1,067,000	922,955
Realogy Corp., PIK
11.00% due 04/15/2014	699	577
RSHB Capital SA for OJSC Russian Agricultural Bank
7.125% due 01/14/2014	1,140,000	1,203,498
Shinsei Finance Cayman, Ltd.
6.418% due 01/29/2049 (f)	1,410,000	821,325
Teachers Insurance Annuity Association of America
6.85% due 12/16/2039 (f)	730,000	754,629
TNK-BP Finance SA
7.50% due 07/18/2016 (f)	1,110,000	1,137,750
Vanguard Health Holding Company I LLC
11.25% due 10/01/2015	500,000	526,250
Ventas Realty LP
6.50% due 06/01/2016	65,000	62,725
6.75% due 04/01/2017	275,000	266,062
Wachovia Corp.
5.25% due 08/01/2014	3,280,000	3,395,656
Wells Fargo & Company
5.30% due 08/26/2011	2,360,000	2,499,436

		74,649,708

Industrial - 1.07%
Associated Materials, Inc.
11.25% due 03/01/2014	1,455,000	1,404,075
Kansas City Southern de Mexico SA de CV
7.625% due 12/01/2013	80,000	78,800
12.50% due 04/01/2016	5,000	5,750
Metals USA, Inc.
11.125% due 12/01/2015	650,000	657,312
Radnor Holdings, Inc.
11.00% due 03/15/2010 ^	175,000	17

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
Tyco International Group SA
6.00% due 11/15/2013	$90,000	$98,585
6.375% due 10/15/2011	280,000	300,244
6.75% due 02/15/2011	660,000	692,705
Tyco International, Ltd.
6.875% due 01/15/2021	1,040,000	1,166,824
Waste Management, Inc.
6.375% due 11/15/2012	1,370,000	1,507,155

		5,911,467

Technology - 0.00%
Freescale Semiconductor, Inc.
10.125% due 12/15/2016	15,000	12,075

Utilities - 2.81%
AES Corp.
7.75% due 03/01/2014	4,966,000	5,040,490
7.75% due 10/15/2015	400,000	406,000
Dominion Resources, Inc.
5.70% due 09/17/2012	1,370,000	1,480,436
Edison Mission Energy
7.00% due 05/15/2017	165,000	130,350
7.20% due 05/15/2019	610,000	462,075
7.625% due 05/15/2027	230,000	155,825
7.75% due 06/15/2016	520,000	442,000
Energy Future Holdings Corp., PIK
11.25% due 11/01/2017	551,000	389,832
Exelon Corp.
5.625% due 06/15/2035	635,000	574,220
FirstEnergy Corp.
6.45% due 11/15/2011	37,000	39,673
7.375% due 11/15/2031	1,215,000	1,316,941
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	818,407	863,420
Mirant North America LLC
7.375% due 12/31/2013	500,000	494,375
NRG Energy, Inc.
7.375% due 02/01/2016	695,000	695,869
Orion Power Holdings, Inc.
12.00% due 05/01/2010	250,000	256,250
Pacific Gas & Electric Company
6.05% due 03/01/2034	930,000	970,952
TXU Corp., Series R
6.55% due 11/15/2034	3,955,000	1,833,621

		15,552,329

TOTAL CORPORATE BONDS (Cost $254,315,675)		$237,263,828

MUNICIPAL BONDS - 0.11%

California - 0.11%
State of California
7.30% due 10/01/2039	670,000	633,204

TOTAL MUNICIPAL BONDS (Cost $675,514)		$633,204

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.86%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A4
5.372% due 09/10/2045	1,640,000	1,586,057
Banc of America Mortgage Securities, Series 2005-C, Class 2A1
4.6929% due 04/25/2035 (b)	$178,575	$155,166
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1
5.7508% due 02/25/2036 (b)	1,450,937	1,070,588
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
3.7241% due 11/25/2034 (b)	777,554	516,778
Commercial Mortgage Asset Trust, Series 1999-C1, Class C
7.35% due 01/17/2032	580,000	611,833
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1
5.447% due 07/16/2034	421,759	433,734
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B
0.4331% due 07/20/2046 (b)	3,549,351	1,575,735
Countrywide Home Loans, Series 2005-9, Class 2A1
0.4513% due 05/25/2035 (b)	137,780	80,879
Countrywide Home Loans, Series 2006-HYB3, Class 2A1A
5.6674% due 05/20/2036 (b)	208,264	137,494
Countrywide Home Loans, Series 2004-25, Class 2A1
0.5713% due 02/25/2035 (b)	177,619	116,465
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4
5.5483% due 02/15/2039 (b)	1,980,000	1,950,386
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3
5.8091% due 09/15/2039 (b)	650,000	588,000
Federal National Mortgage Association, Series 1898-2, Class D
8.80% due 01/25/2019	40,997	46,473
Federal National Mortgage Association, Series 1989-17, Class E
10.40% due 04/25/2019	7,550	8,217
First Boston Mortgage Securities Corp., Series D, Class I-O
10.965% IO due 05/25/2017	14,460	2,690
First Union National Bank Commercial Mortgage, Series 2000-C1
0.6345% IO due 05/17/2032	13,754,870	205,780
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
5.0203% due 09/19/2035 (b)	71,320	58,821
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 1A1
0.4913% due 10/25/2045 (b)	233,148	119,966
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A
0.3113% due 10/25/2046 (b)	487,848	424,269
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5
4.6952% due 07/25/2035 (b)	6,000,000	3,683,482
Impac Secured Assets Corp., Series 2005-2, Class A1
0.5513% due 03/25/2036 (b)	1,086,154	418,184
IndyMac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A
0.4313% due 06/25/2047 (b)	3,982,092	2,023,704

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
IndyMac Index Mortgage Loan Trust, Series
2007-AR15, Class 2A1
5.609% due 08/25/2037 (b)	$3,209,400	$1,669,845
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)	2,880,000	2,771,543
JPMorgan Mortgage Trust, Series 2004-A3, Class 3A3
4.951% due 07/25/2034 (b)	1,400,000	1,205,522
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
4.9591% due 08/25/2035 (b)	389,807	316,338
Luminent Mortgage Trust, Series 2006-4, Class A1A
0.4213% due 05/25/2046 (b)	2,395,889	1,059,972
Master Adjustable Rate Mortgage Trust., Series 2006-2, Class 3A1
4.8449% due 01/25/2036 (b)	758,405	611,246
Master Adjustable Rate Mortgage Trust., Series 2006-OA1, Class 1A1
0.4413% due 04/25/2046 (b)	3,066,692	1,388,542
Master Seasoned Securities Trust, Series 2005-2, Class 4A1
4.8346% due 10/25/2032 (b)	564,427	463,971
MASTR Asset Securitization Trust, Series 2003-6, Class 1A1
5.50% due 07/25/2033 (b)	960,910	908,721
Merit Securities Corp., Series 11PA, Class B2
1.7313% due 09/28/2032 (b)(f)	489,520	398,198
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class 1A1
5.6512% due 03/25/2036 (b)	621,327	361,995
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.6558% due 05/12/2039 (b)	1,810,000	1,768,888
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.5513% due 01/25/2035 (b)	1,260,350	801,187
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
3.3859% due 10/25/2034 (b)	551,798	430,127
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 4A1
3.0766% due 06/25/2036 (b)	2,569,251	2,209,240
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A
0.4213% due 09/25/2046 (b)	2,378,739	1,116,415
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 05/25/2035 (f)	3,217,394	2,431,269
Residential Asset Securitization Trust, Series 2004-A6, Class A1
5.00% due 08/25/2019	679,749	642,363
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 1A
5.868% due 11/25/2035 (b)	1,951,773	1,038,624
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 2A1
3.5917% due 08/25/2035 (b)	174,431	115,090
Structured Asset Mortgage Investments, Inc., Series 2005-AR4, Class A1
0.5413% due 12/25/2035 (b)	644,541	346,888
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3
0.4213% due 07/25/2046 (b)	$2,976,511	$1,486,640
Structured Asset Securities Corp., Series 2005-RF1, Class A
0.5813% due 03/25/2035 (b)	2,029,811	1,543,239
Structured Asset Securities Corp., Series 2005-RF2, Class A
0.5813% due 04/25/2035 (b)	2,007,117	1,548,963
Structured Asset Securities Corp., Series 2005-RF3, Class 1A
0.5813% due 06/25/2035 (b)	2,026,458	1,519,684
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1
6.1998% due 09/25/2037 (b)	1,881,387	1,502,833
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1
6.1978% due 09/25/2037 (b)	1,889,901	1,510,258
WaMu Mortgage Pass Through Certificates, Series 2006-AR8, Class 1A3
5.8402% due 08/25/2046 (b)	16,200,000	9,773,721
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1B3
0.6313% due 08/25/2045 (b)	343,975	188,714
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.5213% due 10/25/2045 (b)	881,748	631,457
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.5013% due 12/25/2045 (b)	2,034,559	1,377,021
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A2
0.5213% due 12/25/2045 (b)	339,093	182,311
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.4613% due 04/25/2045 (b)	558,615	410,931
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
0.5013% due 07/25/2045 (b)	850,657	618,002

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $76,237,506)		$60,164,459

ASSET BACKED SECURITIES - 3.36%
ACE Securities Corp., Series 2006-GP1, Class A
0.3613% due 02/25/2031 (b)	1,315,700	985,867
Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2
2.0313% due 08/25/2032 (b)	110,378	31,518
Asset Backed Securities Corp., Series 2003-HE2, Class M2
3.0831% due 04/15/2033 (b)	85,632	23,107
Bear Stearns Asset Backed Securities, Inc., Series 2007-SD1, Class 1A2A
6.00% due 10/25/2036	2,476,341	1,363,370
Bear Stearns Asset Backed Securities, Inc., Series 2007-SD1, Class 1A3A
6.50% due 10/25/2036	2,478,149	1,280,466
Countrywide Asset-Backed Certificates, Series 2004-5, Class M4
1.4813% due 06/25/2034 (b)	308,908	50,577

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB2, Class M1
0.7513% due 07/25/2033 (b)	$4,860,250	$3,437,368
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	493,554	496,456
GSAMP Trust, Series 2006-S4, Class A1
0.3213% due 05/25/2036 (b)	736,512	63,226
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A
0.3613% due 06/25/2036 (b)	2,591,984	246,007
Lehman XS Trust, Series 2007-9, Class 1A1
0.3513% due 06/25/2037 (b)	1,006,677	578,118
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.7313% due 10/25/2037 (b)	4,097,802	2,488,423
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	957,787	942,363
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1
0.3813% due 03/25/2036 (b)	1,425,584	214,675
MSDWCC Heloc Trust, Series 2005-1, Class A
0.4213% due 07/25/2017 (b)	38,098	17,773
RAAC Series, Series 2006-RP2, Class A
0.4813% due 02/25/2037 (b)(f)	1,648,571	1,018,151
SACO I Trust, Inc., Series 2005-7, Class A
0.5113% due 09/25/2035 (b)	205,915	132,220
SACO I Trust, Inc., Series 2006-5, Class 1A
0.3813% due 04/25/2036 (b)	1,079,480	145,632
SACO I Trust, Inc., Series 2006-6, Class A
0.3613% due 06/25/2036 (b)	1,583,534	279,129
Sail Net Interest Margin Notes, Series 2004-2A, Class A
5.50% due 03/27/2034 (f)	46,524	0
SLM Student Loan Trust, Series 2006-5, Class A2
0.2722% due 07/25/2017 (b)	357,844	357,730
Structured Asset Securities Corp., Series 2006-ARS1, Class A1
0.3413% due 02/25/2036 (b)(f)	1,486,047	108,253
Structured Asset Securities Corp., Series 2007-TC1, Class A
0.5313% due 04/25/2031 (b)(f)	4,853,767	3,282,588
Structured Asset Securities Corp., Series 2008-BC4, Class A3
0.4813% due 11/25/2037 (b)	1,146,897	1,069,870

TOTAL ASSET BACKED SECURITIES (Cost $33,366,617)		$18,612,887

SUPRANATIONAL OBLIGATIONS - 0.24%

Financial - 0.24%
Corporacion Andina de Fomento
6.875% due 03/15/2012	1,257,000	1,347,126

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,343,281)		$1,347,126

COMMON STOCKS - 0.20%

Basic Materials - 0.06%
Georgia Gulf Corp. *	19,336	336,060

Communications - 0.13%
Charter Communications, Inc., Class A *	18,927	$671,908
SuperMedia, Inc. *	1,190	42,245

		714,153

Energy - 0.00%
Semgroup Corp. *	647	18,750

Industrial - 0.01%
Nortek, Inc. *	1,670	58,441

TOTAL COMMON STOCKS (Cost $2,442,690)		$1,127,404

PREFERRED STOCKS - 0.82%

Consumer, Cyclical - 0.14%
General Motors Corp., Series C, 6.25%	135,250	764,163

Financial - 0.68%
Citigroup, Inc., 7.50%	3,000	313,020
Federal Home Loan Mortgage Corp., Series V * (j)	178,375	178,375
Federal Home Loan Mortgage Corp., Series Z * (j)	83,825	88,016
Federal National Mortgage Association, Series S *	57,200	62,920
GMAC, Inc., 7.00% (f)	3,667	2,417,011
Resona Preferred Global Securities, Ltd. * (f)(j)	860,000	703,421

		3,762,763

TOTAL PREFERRED STOCKS (Cost $11,862,224)		$4,526,926

TERM LOANS - 2.16%

Consumer, Cyclical - 0.49%
Community Health Systems, Inc., Tranche B
2.5688% due 07/02/2014 (b)	2,850,900	2,685,389

Consumer, Non-cyclical - 0.58%
Aramark Corp.
3.3338% due 01/31/2014 (b)	1,452,418	1,374,048
Hertz Corp.
2.32% due 12/21/2012 (b)	1,966,407	1,860,011

		3,234,059

Industrial - 0.27%
Freescale Semiconductor, Inc.
2.246% due 12/01/2013 (b)	1,700,296	1,485,634

Technology - 0.29%
First Data Corp.
3.065% due 10/15/2014 (b)	1,822,800	1,614,696

Utilities - 0.53%
Calpine Corp.,Tranche B
4.095% due 03/29/2014 (b)	3,096,000	2,924,172

TOTAL TERM LOANS (Cost $11,742,092)		$11,943,950

WARRANTS - 0.01%

Communications - 0.01%

Charter Communications, Inc. (Expiration Date: 11/30/2014, Strike
Price USD $51.00) *	5,241	20,964

Consumer, Cyclical - 0.00%
Buffets Restaurants Holdings, Inc. (Expiration Date: 04/28/2014) *	253	0

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

WARRANTS (continued)

Energy - 0.00%
Semgroup Corp.
(Expiration Date: 11/30/2014) *	680	$0

Industrial - 0.00%
Nortek, Inc. (Expiration Date: 12/07/2014) *	1,503	19,148

TOTAL WARRANTS (Cost $34,892)	$40,112

OPTIONS - 0.05%

Put Options - 0.05%
U.S. Treasury Notes 10 Year Future Expiration 01/22/2010 at $116.50 *	187,000	262,969

TOTAL OPTIONS (Cost $73,077)		$262,969

REPURCHASE AGREEMENTS - 0.07%

Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $399,000 on 01/04/2010, collateralized by $380,000 Federal Home Loan Mortgage Corp., 4.375% due 07/23/2015 (valued at $412,300, including interest)	$399,000	$399,000

TOTAL REPURCHASE AGREEMENTS (Cost $399,000)		$399,000

SHORT TERM INVESTMENTS - 5.28%

Federal National Mortgage Association Discount Notes
0.010% due 04/07/2010	$29,300,000	$29,289,843

TOTAL SHORT TERM INVESTMENTS (Cost $29,289,843)		$29,289,843

Total Investments (Strategic Bond Trust) (Cost $635,346,170) - 104.69%		$580,180,455
Other assets and liabilities, net - (4.69)%		(25,966,666)

TOTAL NET ASSETS - 100.00%		$554,213,789

Strategic Income Trust

		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 1.08%

U.S. Treasury Bonds - 0.86%
8.125% due 08/15/2019 ***		$1,260,000	$1,695,882
9.25% due 02/15/2016		2,205,000	2,970,031

			4,665,913

U.S. Treasury Notes - 0.22%
4.25% due 08/15/2015		1,135,000	1,214,804

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,727,000)			$5,880,717

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.78%

Federal National Mortgage Association - 2.78%
5.00% due 01/01/2023		$4,970,116	$5,207,944
5.375% due 06/12/2017		8,000,000	8,870,080
6.00% due 08/01/2022 to 09/01/2022		1,025,334	1,098,549

			15,176,573

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,999,685)			$15,176,573

FOREIGN GOVERNMENT OBLIGATIONS - 19.65%

Brazil - 2.68%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	25,450,000	14,618,036

Canada - 4.02%
Ontario School Boards Financing Corp., Series 01A2
6.25% due 10/19/2016	CAD	4,965,000	5,365,960
Province of Ontario
4.50% due 03/08/2015		4,024,000	4,087,716
6.25% due 06/16/2015	NZD	12,802,000	9,365,112
Province of Quebec
5.25% due 10/01/2013	CAD	2,986,000	3,116,335

			21,935,123

Colombia - 0.02%
Republic of Colombia
10.00% due 01/23/2012		$110,000	126,500

France - 1.87%
Government of France
2.50% due 01/12/2014	EUR	1,000,000	1,441,649
4.75% due 10/25/2012		5,659,000	8,764,701

			10,206,350

Germany - 7.40%
Federal Republic of Germany
3.50% due 04/12/2013		1,974,000	2,973,045
3.75% due 01/04/2019		8,514,000	12,617,049
4.00% due 09/10/2010		4,095,000	6,002,823
4.25% due 07/04/2018		9,268,000	14,293,363
5.00% due 07/04/2012		2,876,000	4,467,440

			40,353,720

Mexico - 0.36%
Government of Mexico
5.625% due 01/15/2017		$530,000	552,525
5.875% due 01/15/2014		510,000	557,175
6.375% due 01/16/2013		410,000	453,050
8.125% due 12/30/2019		310,000	375,520

			1,938,270

New Zealand - 0.30%
Government of New Zealand
6.00% due 12/15/2017	NZD	2,240,000	1,643,689

Norway - 1.97%
Government of Norway
4.50% due 05/22/2019	NOK	29,702,000	5,258,605
5.00% due 05/15/2015		29,898,000	5,474,338

			10,732,943

The accompanying notes are an integral part of the financial statements.

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Spain - 1.03%
Kingdom of Spain
5.35% due 10/31/2011	EUR	3,678,000	$5,629,024

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $98,107,982)			$107,183,655

CORPORATE BONDS - 44.63%

Basic Materials - 3.02%
Abitibi-Consolidated Company of Canada
13.75% due 04/01/2011 ^ (f)		$2,153,481	2,156,173
American Pacific Corp.
9.00% due 02/01/2015		2,395,000	2,248,306
Cascades, Inc.
7.875% due 01/15/2020 (f)		275,000	279,125
CII Carbon LLC
11.125% due 11/15/2015 (f)		3,660,000	3,682,875
CSN Islands XI Corp.
6.875% due 09/21/2019 (f)		730,000	730,000
Essar Steel Algoma, Inc.
9.375% due 03/15/2015 (f)		1,285,000	1,267,331
Gerdau Holdings, Inc.
7.00% due 01/20/2020 (f)		960,000	986,400
JohnsonDiversey, Inc.
8.25% due 11/15/2019 (f)		535,000	541,688
NewPage Corp.
11.375% due 12/31/2014 (f)		1,615,000	1,631,150
PE Paper Escrow GmbH
12.00% due 08/01/2014 (f)		315,000	348,075
Pope & Talbot, Inc.
8.375% due 06/01/2013 ^		1,500,000	150
Teck Resources, Ltd.
10.75% due 05/15/2019		785,000	938,075
Verso Paper Holdings LLC
11.50% due 07/01/2014 (f)		795,000	874,500
Verso Paper, Inc., Series B
9.125% due 08/01/2014		840,000	802,200

			16,486,048

Communications - 11.13%
Axtel SAB de CV
9.00% due 09/22/2019 (f)		785,000	804,625
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/14/2016 (b)		194,314	71,534
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)		1,355,000	1,443,075
Charter Communications Holdings II LLC
13.50% due 11/30/2016 (f)		7,170,720	8,371,816
Charter Communications Holdings LLC
8.75% due 11/15/2013		1,730,000	1,775,412
Citizens Communications Company
7.125% due 03/15/2019		795,000	751,275
Clear Channel Communications, Inc.
10.75% due 08/01/2016		3,010,000	2,362,850
11.00% due 08/01/2016		2,160,000	1,601,100
Digicel Group, Ltd.
8.25% due 09/01/2017 (f)		1,120,000	1,092,000
DirecTV Holdings LLC
5.875% due 10/01/2019 (f)		1,115,000	1,134,062
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016 (f)		$1,135,000	$1,228,637
11.25% due 02/04/2017 (f)		2,265,000	2,270,663
Intelsat Jackson Holdings, Ltd.
11.50% due 06/15/2016		1,295,000	1,398,600
Mediacom Broadband LLC
8.50% due 10/15/2015		1,500,000	1,515,000
Nexstar Broadcasting, Inc., PIK
7.00% due 01/15/2014 (f)		799,984	600,988
Nextel Communications, Inc., Series D
7.375% due 08/01/2015		2,435,000	2,368,038
NII Capital Corp.
8.875% due 12/15/2019		445,000	433,319
Orascom Telecom Finance
7.875% due 02/08/2014 (f)		1,000,000	905,000
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^		2,015,000	188,906
Radio One, Inc.
8.875% due 07/01/2011		325,000	270,969
Rogers Cable, Inc.
7.25% due 12/15/2011	CAD	250,000	260,783
Shaw Communications, Inc.
6.50% due 06/02/2014		1,745,000	1,828,759
Sirius XM Radio, Inc.
7.00% due 12/01/2014		$4,075,000	3,295,656
9.625% due 08/01/2013		6,125,000	6,094,375
13.00% due 08/01/2014		6,965,000	7,565,759
Sprint Capital Corp.
8.75% due 03/15/2032		3,550,000	3,345,875
Vertis, Inc., Series A
18.50% due 10/01/2012		503,443	387,651
West Corp.
11.00% due 10/15/2016		3,360,000	3,511,200
XM Satellite Radio, Inc.
11.25% due 06/15/2013 (f)		3,575,000	3,843,125
Young Broadcasting, Inc.
10.00% due 03/01/2011 ^		2,000,000	7,000

			60,728,052

Consumer, Cyclical - 11.53%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)		3,440,000	3,612,000
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)		3,031,600	3,168,022
AMC Entertainment, Inc.
8.00% due 03/01/2014		3,540,000	3,380,700
8.75% due 06/01/2019		1,195,000	1,218,900
Beazer Homes USA, Inc.
4.625% due 06/15/2024		460,000	426,650
Burlington Coat Factory Warehouse Corp.
11.125% due 04/15/2014		1,100,000	1,135,750
DaimlerChrysler N.A. Holding Corp., EMTN
4.375% due 03/21/2013	EUR	4,048,000	5,997,417
Delta Air Lines, Inc.
6.821% due 02/10/2024		$1,562,503	1,492,191
9.50% due 09/15/2014 (f)		1,495,000	1,552,931
12.25% due 03/15/2015 (f)		1,170,000	1,170,000
Exide Technologies, Series B
10.50% due 03/15/2013		3,050,000	3,088,125

The accompanying notes are an integral part of the financial statements.

110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Fontainebleau Las Vegas
11.00% due 06/15/2015 ^ (f)		$1,450,000	$14,500
Ford Motor Company
4.25% due 11/15/2016		1,385,000	1,736,444
Goodyear Tire & Rubber Company
10.50% due 05/15/2016		490,000	541,450
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)		3,640,000	550,550
HRP Myrtle Beach Operations LLC
1.00% due 04/01/2012 ^ (f)		1,855,000	0
Jacobs Entertainment, Inc.
9.75% due 06/15/2014		2,755,000	2,569,037
Landry’s Restaurants, Inc.
11.625% due 12/01/2015 (f)		960,000	1,017,600
Lear Corp.
8.75% due 12/01/2016 ^		1,415,000	37,144
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 ^ (f)		1,585,000	396,250
Majestic Star Casino LLC
9.50% due 10/15/2010 ^		1,515,000	994,219
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 ^ (f)		3,075,000	753,375
MGM Mirage, Inc.
6.75% due 09/01/2012		5,000	4,462
Michaels Stores, Inc.
10.00% due 11/01/2014		610,000	631,350
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014		4,175,000	2,844,219
8.00% due 04/01/2012		655,000	557,569
MTR Gaming Group, Inc.
12.625% due 07/15/2014 (f)		3,525,000	3,392,812
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012		3,345,000	2,642,550
Pokagon Gaming Authority
10.375% due 06/15/2014 (f)		1,196,000	1,243,840
Snoqualmie Entertainment Authority
9.125% due 02/01/2015 (f)		1,115,000	590,950
Standard Pacific Corp.
6.25% due 04/01/2014		490,000	426,300
Staples, Inc.
9.75% due 01/15/2014		1,195,000	1,456,049
TRW Automotive, Inc.
3.50% due 12/01/2015 (f)		1,885,000	2,066,431
8.875% due 12/01/2017 (f)		410,000	426,400
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)		3,665,000	3,582,538
United Air Lines, Inc.
9.75% due 01/15/2017		1,900,000	1,938,000
10.40% due 05/01/2018		1,045,000	1,101,169
US Corrugated, Inc.
10.00% due 06/12/2013		785,000	651,550
Volvo Treasury AB
5.95% due 04/01/2015 (f)		1,170,000	1,207,339
Waterford Gaming LLC
8.625% due 09/15/2014 (f)		3,341,000	1,904,370
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)		1,295,000	1,359,750

			62,880,903

Consumer, Non-cyclical - 2.64%
Catalent Pharma Solutions, Inc.
9.50% due 04/15/2015		$615,000	$555,037
Cosan SA Industria e Comercio
8.25% due 02/28/2049 (f)		2,200,000	1,958,000
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014		2,815,000	2,983,900
HCA, Inc.
8.50% due 04/15/2019 (f)		2,745,000	2,957,737
9.125% due 11/15/2014		540,000	569,700
Regal Cinemas Corp.
8.625% due 07/15/2019		440,000	457,600
Revlon Consumer Products Corp.
9.75% due 11/15/2015 (f)		505,000	521,413
Sun Healthcare Group, Inc.
9.125% due 04/15/2015		1,495,000	1,536,113
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		2,375,000	2,357,188
9.75% due 02/15/2017 (f)		500,000	492,500

			14,389,188

Diversified - 0.69%
GRUPO KUO SAB de CV
9.75% due 10/17/2017 (f)		1,260,000	1,215,900
Hutchison Whampoa International, Ltd.
4.625% due 09/11/2015 (f)		1,215,000	1,225,923
Marquee Holdings, Inc.
9.505 due 08/15/2014		1,555,000	1,292,594

			3,734,417

Energy - 1.71%
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B
8.50% due 07/15/2016		2,265,000	2,304,637
8.75% due 04/15/2018		585,000	602,550
McMoRan Exploration Company
11.875% due 11/15/2014		3,070,000	3,146,750
Regency Energy Partners LP
9.375% due 06/01/2016 (f)		1,785,000	1,901,025
Targa Resources Partners LP
8.25% due 07/01/2016		845,000	837,606
Williams Partners Finance Corp.
7.25% due 02/01/2017		540,000	545,504

			9,338,072

Financial - 8.15%
Allfirst Preferred Capital Trust
1.7844% due 07/15/2029 (b)		1,005,000	628,527
BK Nederlandse Gemeenten
6.75% due 04/29/2010	NZD	389,000	285,091
CCM Merger, Inc.
8.00% due 08/01/2013 (f)		$5,060,000	4,104,925
Chukchansi Economic Development Authority
8.00% due 11/15/2013 (f)		2,135,000	1,558,550
City National Capital Trust I
9.625% due 02/01/2040		1,965,000	2,087,046
Drummond Company, Inc.
7.375% due 02/15/2016 (f)		4,540,000	4,437,850
Dupont Fabros Tech LP, REIT
8.50% due 12/15/2017 (f)		395,000	401,419

The accompanying notes are an integral part of the financial statements.

111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
First Tennessee Bank NA
5.05% due 01/15/2015		$618,000	$537,219
Ford Motor Credit Company LLC
8.70% due 10/01/2014		1,525,000	1,594,375
General Electric Capital Australia Funding Property, Ltd., MTN
6.00% due 05/15/2013	AUD	580,000	501,536
General Electric Capital Australia Funding Pty, Ltd., MTN
6.50% due 11/15/2011		3,210,000	2,877,537
General Electric Capital Corp, Series GMTN
7.625% due 12/10/2014	NZD	6,125,000	4,579,475
General Electric Capital Corp.
6.50% due 06/28/2010		855,000	625,791
6.625% due 02/04/2010		4,515,000	3,284,258
GXS Worldwide, Inc.
9.75% due 06/15/2015 (f)		$485,000	476,513
ISA Capital do Brasil SA
8.80% due 01/30/2017 (f)		530,000	569,750
Kreditanstalt fuer Wiederaufbau, EMTN
6.50% due 11/15/2011	NZD	539,000	404,576
7.00% due 10/22/2012	IDR	15,900,000,000	1,645,332
Liberty Mutual Group, Inc.
10.75% due 06/15/2058 (f)		$2,160,000	2,289,600
Local TV Finance LLC
9.25% due 06/15/2015 (f)		286,650	123,260
Nexstar Finance, Inc.
7.00% due 01/15/2014		264,000	198,330
Realogy Corp.
10.50% due 04/15/2014		3,560,000	3,079,400
Realogy Corp., PIK
11.00% due 04/15/2014		3,440,937	2,838,773
Santander Issuances S.A Unipersonal
6.50% due 08/11/2019 (b)(f)		600,000	623,689
Swedish Export Credit
7.625% due 06/30/2014	NZD	1,975,000	1,520,116
Symetra Financial Corp.
8.30% due 10/15/2037 (f)		$990,000	747,450
Volkswagen Financial Services NV
5.375% due 01/25/2012	EUR	181,000	273,448
VW Financial Services AG, EMTN
5.375% due 01/25/2012		1,005,000	1,518,316
Willis North America, Inc.
7.00% due 09/29/2019		$650,000	661,866

			44,474,018

Industrial - 5.09%
American Railcar Industries, Inc.
7.50% due 03/01/2014		500,000	466,875
Berry Plastics Escrow LLC
8.25% due 11/15/2015 (f)		2,175,000	2,185,875
Global Aviation Holdings, Ltd.
14.00% due 08/15/2013 (f)		4,475,000	4,447,031
Graham Packaging Company LP
8.25% due 01/01/2017 (f)		1,025,000	1,012,187
9.875% due 10/15/2014		590,000	601,800
L-3 Communications Corp., Series B
6.375% due 10/15/2015		370,000	371,387
Mueller Water Products, Inc.
7.375% due 06/01/2017		$4,685,000	$4,333,625
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014		1,555,000	1,547,225
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)		1,020,000	1,058,250
OI European Group BV
6.875% due 03/31/2017 (f)	EUR	475,000	653,699
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		$1,650,000	1,695,375
PHI, Inc.
7.125% due 04/15/2013		1,000,000	966,250
Sealed Air Corp.
7.875% due 06/15/2017 (f)		1,660,000	1,768,169
Smiths Group PLC
7.20% due 05/15/2019 (f)		290,000	323,570
Viterra, Inc.
8.00% due 04/08/2013	CAD	300,000	302,519
8.50% due 07/07/2014		5,210,000	5,230,674
Voto-Votorantim Overseas Trading Operations NV
6.625% due 09/25/2019 (f)		$710,000	711,775
Waste Services, Inc.
9.50% due 04/15/2014		100,000	104,500

			27,780,786

Technology - 0.21%
Vangent, Inc.
9.625% due 02/15/2015		1,205,000	1,134,206

Utilities - 0.46%
Texas Competitive Electric Holdings Company LLC, Series A
10.25% due 11/01/2015		3,065,000	2,482,650

TOTAL CORPORATE BONDS (Cost $234,224,847)			$243,428,340

CONVERTIBLE BONDS - 0.38%

Consumer, Cyclical - 0.29%
UAL Corp.
4.50% due 06/30/2021		610,000	541,375
United Rentals
4.00% due 11/15/2015		920,000	1,016,600

			1,557,975

Consumer, Non-cyclical - 0.09%
Continental Airlines
4.50% due 01/15/2015		460,000	508,300

TOTAL CONVERTIBLE BONDS (Cost $2,010,258)			$2,066,275

MUNICIPAL BONDS - 0.63%

California - 0.63%
Siskiyou County
6.10% due 06/01/2037		365,000	250,850
State of California
6.20% due 10/01/2019		1,120,000	1,090,365
7.30% due 10/01/2039		2,245,000	2,121,704

			3,462,919

TOTAL MUNICIPAL BONDS (Cost $3,645,997)			$3,462,919

The accompanying notes are an integral part of the financial statements.

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 9.40%
American Home Mortgage Assets, Series 2006-6,
Class XP
2.8072% IO due 12/25/2046	$19,995,054	$874,784
American Home Mortgage Investment Trust,
Series 2007-1, Class GIOP
2.0826% IO due 05/25/2047	15,398,411	914,281
American Tower Trust, Series 2007-1A, Class C
5.6151% due 04/15/2037	260,000	265,200
Bear Stearns Mortgage Funding Trust, Series
2006-AR1, Class 2A1
0.4513% due 08/25/2036 (b)	903,876	461,390
Countrywide Alternative Loan Trust, Series
2004-28CB, Class 3A1
6.00% due 01/25/2035	4,131,984	3,730,406
Countrywide Alternative Loan Trust, Series
2007-25, Class 1A2
6.50% due 11/25/2037	2,725,760	1,828,815
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X
3.153% IO due 09/20/2046	15,804,911	642,074
Crown Castle Towers LLC, Series 2006-1A, Class F
6.6496% due 11/15/2036 (f)	950,000	969,000
Crown Castle Towers LLC, Series 2006-1A, Class G
6.7954% due 11/15/2036 (f)	1,120,000	1,142,400
Downey Savings & Loan Association Mortgage
Loan Trust, Series 2005-AR2, Class X2
2.411% IO due 03/19/2045	43,251,787	1,784,136
Federal Home Loan Mortgage Corp., Series 3228,
Class PL
5.50% due 10/15/2034	5,740,000	6,099,063
Federal National Mortgage Association, Series
2006-117, Class PD
5.50% due 07/25/2035	3,425,000	3,600,994
First Horizon Alternative Mortgage Securities,
Series 2006-RE1, Class A1
5.50% due 05/25/2035	2,218,247	1,656,407
Global Tower Partners Acquisition
LLC, Series 2007-1A, Class G
7.8737% due 05/15/2037 (f)	620,000	597,258
Greenpoint Mortgage Funding Trust, Series
2005-AR4, Class 4A2
0.5913% due 10/25/2045 (b)	1,947,273	698,393
Greenpoint Mortgage Funding Trust, Series
2006-AR1, Class A2A
0.6013% due 02/25/2036 (b)	1,177,609	338,808
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
5.9181% due 07/10/2038 (b)	3,755,000	3,423,590
Harborview Mortgage Loan Trust,
Series 2005-8, Class 1X
2.5485% IO due 09/19/2035 (b)	11,686,503	443,722
Harborview Mortgage Loan Trust,
Series 2006-SB1, Class A1A
1.3942% due 12/19/2036 (b)	2,126,370	825,625
Harborview Mortgage Loan Trust,
Series 2007-3, Class ES
0.35% due 05/19/2047 (b)	24,217,474	211,903
Harborview Mortgage Loan Trust,
Series 2007-4, Class ES
0.35% due 07/19/2047 (b)	25,626,690	224,234
Harborview Mortgage Loan Trust,
Series 2007-6, Class ES
0.3425% due 08/19/2037 (b)(f)	$18,843,758	$164,883
Harborview NIM Corp., Series 2007-3A, Class N1
6.654% due 05/19/2037 (f)	13,369	0
IndyMac Index Mortgage Loan Trust,
Series 2005-AR18, Class 1X
2.5204% IO due 10/25/2036	31,695,460	1,030,102
IndyMac Index Mortgage Loan Trust,
Series 2005-AR18, Class 2X
2.2541% IO due 10/25/2036	33,375,741	1,128,100
JPMorgan Chase Commercial Mortgage Securities
Corp, Series 2007-CB18, Class A4
5.44% due 06/12/2047	1,200,000	1,045,400
LB-UBS Commercial Mortgage Trust, Series
2007-C7, Class A3
5.866% due 09/15/2045 (b)	2,520,000	2,211,829
LB-UBS Commercial Mortgage Trust,
Series 2007-C2, Class A3
5.43% due 02/15/2040	2,370,000	2,047,181
Morgan Stanley Capital I,
Series 2007-IQ13, Class A4
5.364% due 03/15/2044	2,195,000	1,889,807
Morgan Stanley Mortgage Loan Trust, Series
2004-9, Class 1A
6.1219% due 10/25/2034 (b)	2,979,225	2,835,110
Suntrust Adjustable Rate Mortgage Loan Trust,
Series 2007-2, Class 4A1
5.7222% due 04/25/2037 (b)	3,180,304	2,249,890
WAMU Mortgage Pass Through Certificates, Series
2005-AR13, Class X
1.8718% IO due 10/25/2045	97,739,733	2,565,668
WAMU Mortgage Pass Through Certificates,
Series 2005-AR13, Class B1
0.8313% due 10/25/2045 (b)	2,161,078	242,265
WAMU Mortgage Pass Through Certificates,
Series 2005-AR6, Class B1
0.8313% due 04/25/2045 (b)	3,517,593	400,882
WAMU Mortgage Pass Through Certificates,
Series 2007-OA5, Class 1XPP
0.8364% IO due 06/25/2047	65,520,377	716,629
WAMU Mortgage Pass Through Certificates,
Series 2007-OA6, Class 1XPP
0.7642% IO due 07/25/2047	38,892,646	364,619
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR12, Class 1A1
6.0235% due 09/25/2036 (b)	2,093,882	1,636,484

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $48,042,185)		$51,261,332

ASSET BACKED SECURITIES - 1.36%
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031 (f)	1,490,000	1,436,583
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	1,495,000	1,263,215
Dominos Pizza Master Issuer LLC, Series 2007-1,
Class M1
7.629% due 04/27/2037 (f)	1,670,000	1,302,600

The accompanying notes are an integral part of the financial statements.

113

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)
		Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2
5.261% due 04/25/2037 (f)		$3,245,000	$2,781,152
Lehman XS Trust, Series 2005-5N, Class 3A2
0.5913% due 11/25/2035 (b)		527,559	180,915
Lehman XS Trust, Series 2006-2N, Class 1A2
0.5713% due 02/25/2046 (b)		2,099,341	439,578

TOTAL ASSET BACKED SECURITIES (Cost $7,971,939)			$7,404,043

SUPRANATIONAL OBLIGATIONS - 8.65%
Government - 8.65%
Council of Europe Development Bank
5.25% due 05/27/2013	AUD	4,310,000	3,821,790
European Investment Bank
5.375% due 05/20/2014		5,690,000	4,991,035
European Investment Bank, EMTN
7.00% due 01/18/2012	NZD	2,850,000	2,164,191
Inter-American Development Bank
4.25% due 12/02/2012	CAD	480,000	484,103
7.25% due 05/24/2012	NZD	6,065,000	4,633,768
Inter-American Development Bank, MTN
5.375% due 05/27/2014	AUD	7,880,000	6,931,917
International Bank for Reconstruction &Development
5.375% due 12/15/2014	NZD	7,420,000	5,296,115
International Finance Corp., MTN
7.50% due 02/28/2013	AUD	3,327,000	3,156,026
New South Wales Treasury Corp., Series 12
6.00% due 05/01/2012		10,404,000	9,538,822
New South Wales Treasury Corp., Series 14
5.50% due 08/01/2014		6,920,000	6,174,578

			47,192,345

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $42,353,423)			$47,192,345

COMMON STOCKS - 2.82%
Communications - 1.19%
Charter Communications, Inc., Class A *		108,651	3,857,111
Chunghwa Telecom Company, Ltd., ADR		7,527	139,776
Sirius XM Radio, Inc. *		4,025,025	2,415,015
SuperMedia, Inc. *		2,118	75,189
Vertis Holdings, Inc. *		460	0

			6,487,091
Consumer, Cyclical - 1.36%
CVS Caremark Corp.		83,500	2,689,535
Lear Corp. *		69,792	4,720,740

			7,410,275
Financial - 0.22%
Citizens Republic Banking Corp., Inc. *		1,721,987	1,188,171

Industrial - 0.05%
Pactiv Corp. *		11,894	287,121

TOTAL COMMON STOCKS (Cost $15,561,474)			$15,372,658

PREFERRED STOCKS - 1.13%
Communications - 0.16%
Charter Communications, Inc., Series A,
15.00%		38,975	$896,418

Consumer, Cyclical - 0.24%
Lear Corp., Series A *		20,095	1,286,095

Financial - 0.73%
Bank of America Corp., Series L, 7.25%		540	474,660
Citigroup, Inc., 7.50%		11,430	1,192,606
PNC Preferred Funding Trust III, 8.70%		1,000,000	1,023,960
Wells Fargo & Company, Series L, 7.50%		1,380	1,266,840

			3,958,066

TOTAL PREFERRED STOCKS (Cost $5,533,938)			$6,140,579

TERM LOANS - 4.58%
Basic Materials - 0.54%
AbitibiBowater, Inc.
11.00% due 06/30/2010 ^ (b)		3,165,000	2,975,100

Communications - 1.13%
Dex Media West LLC
0.00% due 10/24/2014 (b)(i)		1,444,088	1,328,561
Idearc, Inc.
4.25% due 11/17/2014 (b)		7,677,039	3,969,666
Quebecor World Capital Corp.
4.16% due 07/10/2012 (b)		848,465	850,586

			6,148,813
Consumer, Cyclical - 2.07%
Delta Air Lines, Inc.
3.534% due 04/30/2014 (b)		5,134,714	4,248,976
Greektown Holdings LLC
0.00% due 09/30/2010 ^ (b)(h)(i)		180,227	180,227
0.00% due 09/30/2010 ^ (b)(i)		1,712,158	1,712,158
Lear Corp.
9.50% due 10/15/2014 (b)		1,014,367	1,018,171
Michaels Stores, Inc.
0.00% due 10/31/2013 (b)(i)		2,994,133	2,695,657
US Airways Group, Inc.
2.781% due 03/23/2014 (b)		2,145,758	1,443,022

			11,298,211
Consumer, Non-cyclical - 0.11%
Bausch & Lomb, Inc.
9.875% due 04/11/2015		441,000	594,264

Financial - 0.73%
CIT Group, Inc.
0.00% due 01/18/2012 (i)		3,890,000	3,980,765

TOTAL TERM LOANS (Cost $22,591,532)			$24,997,153

WARRANTS - 0.12%
Consumer, Cyclical - 0.12%
Lear Corp. (Expiration Date 11/09/2014, Strike Price: $0.01) *		10,543	666,305

TOTAL WARRANTS (Cost $480,193)			$666,305

The accompanying notes are an integral part of the financial statements.

114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Strategic Income Trust (continued)
	Shares or Principal Amount	Value

OPTIONS - 0.04%

Call Options - 0.01%
Comcast Corp.
Expiration 01/16/2010 at $25.00 *	30,000,000	$15,000
Over The Counter Purchase Call on the EUR vs. USD
Expiration 01/29/2010 at $1.25 *	36,250,000	36
Over The Counter Purchase Call on the USD vs. CAD
Expiration 02/26/2010 at $1.30 *	11,900,000	369
Expiration 04/20/2010 at $1.30 *	11,660,000	6,040
Over The Counter Purchase Call on the USD vs. JPY
Expiration 03/12/2010 at $110.00 *	28,000,000	6,636
Expiration 04/01/2010 at $115.00 *	29,600,000	4,263

		32,344
Put Options - 0.03%
Over The Counter Purchase Call on the MXN vs. USD
Expiration 06/11/2010 at $12.10 *	21,500,000	163,959

TOTAL OPTIONS (Cost $2,381,775)		$196,303

SHORT TERM INVESTMENTS - 2.03%
Federal Home Loan Bank Discount Notes
0.112% due 01/04/2010	$4,100,000	$4,100,000
U.S. Treasury Bills
0.01% due 02/25/2010	7,000,000	6,999,973

TOTAL SHORT TERM INVESTMENTS (Cost $11,099,973)		$11,099,973

Total Investments (Strategic Income Trust) (Cost $513,732,201) - 99.28%		$541,529,170
Other assets and liabilities, net - 0.72%		3,901,733

TOTAL NET ASSETS - 100.00%		$545,430,903

Total Return Trust
		Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 11.21%
U.S. Treasury Bonds - 5.11%
3.50% due 02/15/2039		$53,600,000	$43,901,723
4.25% due 05/15/2039		35,400,000	33,209,625
4.375% due 02/15/2038 to 11/15/2039		48,900,000	46,907,725
4.50% due 05/15/2038		40,100,000	39,266,682
4.75% due 02/15/2037 ***		4,000,000	4,087,500

			167,373,255
U.S. Treasury Notes - 6.10%
1.00% due 08/31/2011		84,100,000	84,142,723
1.00% due 07/31/2011 ***		86,300,000	86,431,435
2.375% due 12/31/2014		19,900,000	19,842,489
2.75% due 11/30/2016		9,700,000	9,338,520

			199,755,167

TOTAL U.S. TREASURY OBLIGATIONS (Cost $376,391,011)			$367,128,422

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.37%
Federal Home Loan Bank - 0.03%
1.00% due 12/28/2011		$900,000	$896,222
Federal Home Loan Mortgage Corp. - 0.41%
1.125% due 06/01/2011		8,400,000	8,428,829
3.718% due 01/01/2029 (b)		267,077	276,285
3.841% due 06/01/2034 (b)		382,369	397,870
5.50% TBA **		1,000,000	1,047,890
6.00% due 03/01/2016 to 07/01/2038		1,038,582	1,105,393
6.00% TBA **		2,000,000	2,120,000

			13,376,267

Federal National Mortgage Association - 15.56%
1.832% due 06/01/2043 (b)		1,583,678	1,588,793
2.032% due 10/01/2040 (b)		258,267	260,995
2.561% due 09/01/2035 (b)		4,468,732	4,604,434
3.975% due 05/01/2036 (b)		3,261,485	3,394,743
4.826% due 09/01/2035 (b)		649,659	676,075
5.00% TBA **		41,000,000	42,079,452
5.023% due 05/01/2035 (b)		593,235	620,014
5.50% due 11/01/2016 to 06/01/2038		173,044,653	181,954,256
6.00% due 03/01/2016 to 01/01/2039		258,067,117	274,118,350
6.50% due 03/01/2036 to 11/01/2037		147,424	158,313

			509,455,425

Government National Mortgage Association - 0.20%
3.625% due 09/20/2021 (b)		62,944	64,717
3.75% due 01/20/2032 to 02/20/2032 (b)		720,230	740,049
4.125% due 10/20/2029 to 11/20/2029 (b)		475,429	489,633
4.375% due 05/20/2023 to 05/20/2030 (b)		728,798	756,379
5.00% due 11/20/2034 to 03/20/2035		1,393,156	1,328,744
6.00% TBA **		3,000,000	3,170,625

			6,550,147

Small Business Administration - 0.17%
4.504% due 02/10/2014		375,675	388,029
4.88% due 11/01/2024		124,693	130,144
5.13% due 07/01/2023		223,457	234,795
5.52% due 06/01/2024		4,267,754	4,499,236
6.344% due 08/10/2011		319,594	335,727
7.449% due 08/01/2010		41,528	42,844

			5,630,775

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $519,856,227)			$535,908,836

FOREIGN GOVERNMENT OBLIGATIONS - 2.85%

Brazil - 0.05%
Federative Republic of Brazil
10.25% due 01/10/2028	BRL	2,600,000	1,493,394

Japan - 2.78%
Government of Japan
0.01% due 03/29/2010	JPY	8,490,000,000	91,131,561

South Africa - 0.02%
Republic of South Africa
5.875% due 05/30/2022		$500,000	512,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $96,782,855)			$93,137,455

The accompanying notes are an integral part of the financial statements.

115

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS - 19.12%

Basic Materials - 0.29%
Corporacion Nacional del Cobre de Chile - Codelco
6.15% due 10/24/2036 (f)		$400,000	$411,098
Nucor Corp.
5.75% due 12/01/2017		5,200,000	5,590,551
Rohm & Haas Company
6.00% due 09/15/2017		2,100,000	2,167,055
Vale Overseas, Ltd.
6.25% due 01/23/2017		700,000	730,181
6.875% due 11/21/2036		700,000	699,413

			9,598,298

Communications - 1.04%
AT&T Broadband Corp.
8.375% due 03/15/2013		200,000	230,539
AT&T Corp.
7.30% due 11/15/2011 (b)		1,538,000	1,693,446
AT&T, Inc.
4.95% due 01/15/2013		500,000	533,440
5.50% due 02/01/2018		400,000	417,366
6.30% due 01/15/2038		300,000	304,720
BellSouth Corp.
4.95% due 04/26/2021 (f)		9,400,000	9,518,412
Cellco Partnership / Verizon Wireless Capital LLC
2.8691% due 05/20/2011 (b)		10,700,000	11,063,115
Comcast Corp.
5.875% due 02/15/2018		1,000,000	1,061,584
6.45% due 03/15/2037		1,000,000	1,031,070
France Telecom SA
7.75% due 03/01/2011		200,000	214,354
Qwest Capital Funding, Inc.
7.25% due 02/15/2011		113,000	114,695
Qwest Corp.
7.625% due 06/15/2015		2,700,000	2,794,500
Telecom Italia Capital SA
0.8941% due 07/18/2011 (b)		4,800,000	4,779,999
Verizon Global Funding Corp.
7.25% due 12/01/2010		200,000	211,355

			33,968,595

Consumer, Cyclical - 0.00%
American Airlines, Series 2001-2, Class A-1
6.978% due 04/01/2011		68,259	68,259

Consumer, Non-cyclical - 1.11%
Anheuser-Busch Companies, Inc.
5.50% due 01/15/2018		200,000	202,714
AstraZeneca PLC
5.90% due 09/15/2017		1,400,000	1,555,640
6.45% due 09/15/2037		1,400,000	1,576,810
Kraft Foods, Inc.
6.25% due 06/01/2012		100,000	107,773
Philip Morris International, Inc.
5.65% due 05/16/2018		2,000,000	2,103,160
President and Fellows of Harvard College
6.50% due 01/15/2039 (f)		21,300,000	23,934,171
Roche Holdings, Inc.
7.00% due 03/01/2039 (f)		5,600,000	6,775,216

			36,255,484

Energy - 0.47%
El Paso Corp.
7.75% due 01/15/2032		$5,475,000	$5,177,231
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)		700,000	670,250
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)		3,200,000	3,478,032
Peabody Energy Corp.
7.875% due 11/01/2026		1,200,000	1,219,500
Ras Laffan Liquefied Natural Gas Company, Ltd. III
5.838% due 09/30/2027 (f)		1,500,000	1,496,415
Williams Companies, Inc.
6.375% due 10/01/2010 (f)		3,200,000	3,257,920

			15,299,348

Federal Agricultural Mortgage Corp. - 0.04%
Federal Home Loan Mortgage Corp
1.125% due 12/15/2011		1,300,000	1,295,961

Financial - 15.81%
Allstate Life Global Funding Trusts, MTN
5.375% due 04/30/2013		3,000,000	3,202,422
American Express Bank FSB, BKNT
6.00% due 09/13/2017		300,000	311,258
American Express Centurion Bank
5.55% due 10/17/2012		2,500,000	2,673,572
American Express Centurion Bank, BKNT
6.00% due 09/13/2017		300,000	310,877
American Express Company
7.00% due 03/19/2018		1,000,000	1,101,272
American Express Credit Corp.
0.4153% due 12/02/2010 (b)		3,700,000	3,686,277
American Express Credit Corp., MTN
1.6313% due 05/27/2010 (b)		700,000	702,819
5.875% due 05/02/2013		2,800,000	3,004,845
American Express Travel Related Services
Company, Inc.
5.25% due 11/21/2011 (f)		8,800,000	9,228,358
American Honda Finance Corp., MTN
0.3253% due 02/09/2010 (b)(f)		4,600,000	4,598,004
American International Group, Inc.
5.05% due 10/01/2015		800,000	667,404
5.375% due 10/18/2011		3,300,000	3,277,299
American International Group, Inc., MTN
0.3534% due 03/20/2012 (b)		5,200,000	4,510,215
4.95% due 03/20/2012		700,000	685,523
5.45% due 05/18/2017		100,000	80,931
5.85% due 01/16/2018		100,000	82,053
American International Group, Inc., Series 1
0.3941% due 10/18/2011 (b)		300,000	271,237
ANZ National International, Ltd.
6.20% due 07/19/2013 (f)		3,900,000	4,198,486
ASIF I, EMTN
0.4322% due 07/26/2010 (b)		41,535,000	39,817,154
BAC Capital Trust VII
5.25% due 08/10/2035	GBP	900,000	973,966
Bank of America Corp.
2.10% due 04/30/2012		$6,300,000	6,358,155
6.50% due 08/01/2016		15,700,000	16,882,555
Bank of America NA, BKNT
6.00% due 10/15/2036		1,400,000	1,352,855

The accompanying notes are an integral part of the financial statements.

116

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Barclays Bank PLC
5.45% due 09/12/2012		$32,500,000	$35,146,637
Bear Stearns Companies, Inc.
0.4825% due 08/15/2011 (b)		600,000	600,223
0.6841% due 07/19/2010 (b)		4,900,000	4,908,394
6.95% due 08/10/2012		4,900,000	5,474,652
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)(f)		1,500,000	1,057,260
Caelus Re, Ltd.
6.5044% due 06/07/2011 (b)(f)		1,400,000	1,367,660
Calabash Re, Ltd.
8.8438% due 01/08/2010 ^ (b)(f)		3,100,000	3,100,000
Citibank NA
1.875% due 06/04/2012		500,000	502,866
Citibank NA, Series FXD
1.875% due 05/07/2012		3,500,000	3,518,623
Citigroup Capital XXI
8.30% due 12/21/2057		13,700,000	13,186,250
Citigroup Funding, Inc.
2.25% due 12/10/2012		2,100,000	2,116,485
Citigroup, Inc.
0.5266% due 06/09/2016 (b)		9,600,000	7,715,558
2.125% due 04/30/2012		2,100,000	2,122,487
5.30% due 10/17/2012		1,600,000	1,666,789
5.50% due 08/27/2012		3,800,000	3,972,015
5.50% due 04/11/2013		10,900,000	11,300,739
5.625% due 08/27/2012		2,500,000	2,571,422
5.85% due 07/02/2013		1,000,000	1,039,124
6.125% due 08/25/2036		4,200,000	3,601,895
8.50% due 05/22/2019		1,400,000	1,616,654
Countrywide Financial Corp.
5.80% due 06/07/2012		4,000,000	4,246,044
Countrywide Financial Corp., EMTN
1.115% due 11/23/2010 (b)	EUR	5,700,000	8,112,483
Credit Agricole SA
0.3044% due 05/28/2010 (b)(f)		$3,900,000	3,899,945
Deutsche Bank AG
6.00% due 09/01/2017		6,700,000	7,304,487
Dexia Credit Local
0.8988% due 09/23/2011 (b)(f)		5,300,000	5,344,801
Ford Motor Credit Company LLC
7.00% due 10/01/2013		500,000	499,247
7.25% due 10/25/2011		100,000	100,989
7.375% due 02/01/2011		2,700,000	2,755,042
7.875% due 06/15/2010		400,000	406,043
8.00% due 12/15/2016		1,100,000	1,101,462
8.625% due 11/01/2010		300,000	308,894
Fortis Bank Nederland Holding NV, EMTN
3.00% due 04/17/2012	EUR	1,600,000	2,343,941
General Electric Capital Corp.
2.25% due 03/12/2012		$8,000,000	8,115,920
3.00% due 12/09/2011		4,200,000	4,329,452
5.50% due 09/15/2067 (f)	EUR	12,700,000	14,018,685
5.875% due 01/14/2038		$4,200,000	3,888,709
General Electric Capital Corp., MTN
0.4841% due 01/08/2016 (b)		1,600,000	1,450,547
General Electric Capital Corp., MTN, Series G
2.00% due 09/28/2012		4,300,000	4,305,564
GMAC LLC
6.00% due 12/15/2011		$600,000	$587,509
Goldman Sachs Group, Inc.
5.625% due 01/15/2017		2,900,000	2,961,944
5.95% due 01/18/2018		8,200,000	8,658,979
6.15% due 04/01/2018		3,400,000	3,639,697
6.25% due 09/01/2017		6,600,000	7,077,932
Goldman Sachs Group, Inc., EMTN
6.375% due 05/02/2018	EUR	300,000	474,475
Goldman Sachs Group, Inc., MTN, Series G
1.074% due 01/30/2017 (b)		1,000,000	1,279,861
HSBC Holdings PLC
6.50% due 05/02/2036		$1,300,000	1,363,471
6.50% due 09/15/2037		1,600,000	1,671,667
International Lease Finance Corp., MTN
4.95% due 02/01/2011		4,100,000	3,794,776
International Lease Finance Corp., Series P
0.6844% due 01/15/2010 (b)		2,100,000	2,094,557
Intesa Sanpaolo New York
2.375% due 12/21/2012		21,100,000	20,914,088
JPMorgan Chase & Company
6.00% due 01/15/2018		2,500,000	2,687,488
JPMorgan Chase & Company, Series 1
7.90% until 04/30/2018 then variable
due 04/29/2049 (b)		1,700,000	1,753,482
JPMorgan Chase Bank NA, BKNT
6.00% due 10/01/2017		5,400,000	5,781,640
JPMorgan Chase Capital XX, Series T
6.55% due 09/15/2066		700,000	641,549
Key Bank NA
0.84% due 11/21/2011 (b)	EUR	200,000	243,316
Key Bank NA, BKNT
2.5066% due 06/02/2010 (b)		$5,100,000	5,130,758
LBG Capital No 1 PLC
1.00% due 12/29/2049 (b)(f)		700,000	420,000
LeasePlan Corp. NV, EMTN
3.125% due 02/10/2012	EUR	700,000	1,026,344
Lehman Brothers Holdings, Inc., MTN
0.00% due 11/16/2010 ^		$8,000,000	1,560,000
1.00% due 08/21/2049 ^ (b)		3,100,000	604,500
5.50% due 05/25/2010 ^ (b)		1,800,000	351,000
5.7269% due 07/18/2011 ^ (b)		2,700,000	526,500
6.875% due 05/02/2018 ^		1,100,000	228,250
Lloyds Treasury Bank PLC
12.00% due 12/31/2049 (f)		14,700,000	14,435,765
Longpoint Re, Ltd.
5.5036% due 05/08/2010 (b)(f)		1,700,000	1,704,760
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017		4,300,000	4,525,225
Merrill Lynch & Company, Inc., EMTN
1.06% due 03/22/2011 (b)	EUR	2,000,000	2,813,333
Merrill Lynch & Company, Inc., MTN
0.4822% due 07/25/2011 (b)		$4,800,000	4,726,234
6.875% due 04/25/2018		9,300,000	10,020,173
MetLife, Inc.
6.40% due 12/15/2066		1,300,000	1,137,500
Metropolitan Life Global Funding I, MTN
0.3125% due 05/17/2010 (b)(f)		7,200,000	7,192,015

The accompanying notes are an integral part of the financial statements.

117

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Monumental Global Funding, Ltd.
5.50% due 04/22/2013 (f)		$2,300,000	$2,366,477
Morgan Stanley, MTN
0.3744% due 01/15/2010 (b)		2,900,000	2,899,962
2.3725% due 05/14/2010 (b)		6,200,000	6,244,466
MUFG Capital Finance 5, Ltd.
6.299% due 01/25/2049	GBP	700,000	881,900
Mystic Re, Ltd.
10.2544% due 06/07/2011 (b)(f)		$1,100,000	1,122,440
National Australia Bank, Ltd.
5.35% due 06/12/2013 (f)		3,300,000	3,551,925
Osiris Capital PLC, Series D
5.2844% due 01/15/2010 (b)(f)		1,900,000	1,899,909
Pricoa Global Funding I
0.3806% due 01/30/2012 (b)(f)		3,900,000	3,793,799
0.4506% due 09/27/2013 (b)(f)		3,300,000	3,088,467
Principal Life Income Funding Trusts, MTN
5.30% due 04/24/2013		2,700,000	2,850,922
5.55% due 04/27/2015		4,300,000	4,283,888
Prudential Financial, Inc., MTN
6.625% due 12/01/2037		900,000	922,552
Residential Reinsurance 2007, Ltd., Series CL2
10.5056% due 06/07/2010 (b)(f)		700,000	717,640
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)(f)		700,000	610,945
Royal Bank of Scotland PLC
0.6725% due 04/08/2011 (b)(f)		4,600,000	4,609,614
2.625% due 05/11/2012 (f)		5,100,000	5,173,017
3.00% due 12/09/2011 (f)		12,900,000	13,214,438
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (f)		6,700,000	6,022,074
SLM Corp., EMTN
3.125% due 09/17/2012	EUR	5,600,000	7,064,534
SLM Corp., MTN
0.4422% due 07/26/2010 (b)		$300,000	293,605
SMFG Preferred Capital, Ltd.
6.164% due 01/29/2049 (b)	GBP	3,009,000	3,669,350
Societe Financement de l’Economie Francaise
0.484% due 07/16/2012 (b)(f)		$2,000,000	2,010,000
3.375% due 05/05/2014 (f)		6,500,000	6,626,490
Societe Financement de l’Economie Francaise,
EMTN
2.125% due 05/20/2012	EUR	2,900,000	4,195,072
Swedbank AB, EMTN
3.625% due 12/02/2011		100,000	147,402
TNK-BP Finance SA
6.125% due 03/20/2012 (f)		$700,000	717,500
TransCapitalInvest, Ltd., for OJSC AK Transneft
8.70% due 08/07/2018 (f)		1,300,000	1,489,686
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018		2,400,000	2,443,224
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017		2,600,000	2,671,999
Union Planters Corp.
7.75% due 03/01/2011		3,000,000	2,982,744
USB Capital IX
6.189% due 10/29/2049		500,000	401,875
Wachovia Corp.
5.625% due 10/15/2016		300,000	306,748
Wachovia Corp. (continued)
5.75% due 02/01/2018 $7,600,000 $7,931,117
Westpac Banking Corp.
0.7641% due 07/16/2014 (b)(f)		1,000,000	1,005,882
ZFS Finance USA Trust IV
5.875% due 05/09/2032 (b)(f)		438,000	354,522

			517,690,498

Technology - 0.19%
Dell, Inc.
4.70% due 04/15/2013		5,900,000	6,226,105

Utilities - 0.17%
Dominion Resources, Inc.
5.70% due 09/17/2012		150,000	162,091
Nisource Finance Corp.
6.125% due 03/01/2022		4,800,000	4,898,635
PSEG Power LLC
6.95% due 06/01/2012		100,000	109,246
Virginia Electric & Power Company
6.35% due 11/30/2037		500,000	545,765

			5,715,737

TOTAL CORPORATE BONDS (Cost $615,478,801)			$626,118,285

CONVERTIBLE BONDS - 0.03%

Financial - 0.03%
RBS Capital Trust I
4.709% due 12/29/2049 (b)		2,100,000	1,029,000

TOTAL CONVERTIBLE BONDS (Cost $1,959,322)			$1,029,000

MUNICIPAL BONDS - 1.62%

Alaska - 0.24%
Northern Tobacco Securitization Corp., of Alaska
Tobacco Settlement, Asset-Backed, Series A
5.00% due 06/01/2046		12,000,000	7,896,360

California - 0.31%
Los Angeles Unified School District of California
4.50% due 07/01/2022		6,200,000	6,324,620
State of California
5.65% due 04/01/2039		1,200,000	1,240,908
7.50% due 04/01/2034		1,300,000	1,271,413
7.55% due 04/01/2039		1,300,000	1,277,224

			10,114,165

Illinois - 0.32%
Chicago Illinois Transit Authority, Series A
6.30% due 12/01/2021		200,000	209,618
6.899% due 12/01/2040		3,400,000	3,550,314
Chicago Illinois Transit Authority, Series B
6.30% due 12/01/2021		400,000	416,432
6.899% due 12/01/2040		3,300,000	3,445,893
Illinois Municipal Electric Agency
6.832% due 02/01/2035		2,700,000	2,860,326

			10,482,583

Iowa - 0.21%
State of Iowa
6.75% due 06/01/2034		6,400,000	6,560,704

The accompanying notes are an integral part of the financial statements.

118

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Iowa (continued)
Tobacco Settlement Authority of Iowa, Tobacco
Settlement Revenue, Series A
6.50% due 06/01/2023	$400,000	$336,680

		6,897,384

Nebraska - 0.02%
Public Power Generation Agency
7.242% due 01/01/2041	500,000	497,925

New Jersey - 0.41%
New Jersey State Turnpike Authority
7.414% due 01/01/2040	12,000,000	13,526,400

North Carolina - 0.10%
North Carolina Turnpike Authority
6.70% due 01/01/2039	3,000,000	3,110,640

Rhode Island - 0.01%
Tobacco Settlement Financing Corp., of Rhode
Island, Asset-Backed, Series A
6.25% due 06/01/2042	500,000	464,150

Wisconsin - 0.00%
Wisconsin State Clean Water Revenue
5.10% due 06/01/2021	110,000	114,303
5.10% due 06/01/2022	25,000	25,927

		140,230

TOTAL MUNICIPAL BONDS (Cost $52,055,665)		$53,129,837

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.21%
American Home Mortgage Investment Trust,
Series 2004-4, Class 4A
2.2313% due 02/25/2045 (b)	1,004,963	757,676
Bank of America Funding Corp., Series 2004-A,
Class 1A3
4.9678% due 09/20/2034 (b)	682,022	684,578
Bank of America Funding Corp., Series 2005-D,
Class A1
3.267% due 05/25/2035 (b)	1,916,613	1,801,648
Bank of America Mortgage Securities, Inc.,
Series 2004-1, Class 5A1
6.50% due 09/25/2033	178,550	180,503
Bank of America Mortgage Securities, Inc.,
Series 2004-2, Class 5A1
6.50% due 10/25/2031	29,317	28,695
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 22A1
4.1504% due 11/25/2034 (b)	1,225,734	1,153,695
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
2.94% due 03/25/2035 (b)	18,640,995	16,312,375
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-3, Class 1A2
4.1465% due 07/25/2034 (b)	86,230	74,134
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A2
4.4556% due 02/25/2033 (b)	178,849	167,630
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 2A1
3.7077% due 01/25/2034 (b)	964,845	909,523
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-6, Class 1A1
3.6464% due 09/25/2034 (b)	$122,429	$89,714
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 1A1
3.908% due 10/25/2034 (b)	103,828	78,916
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 2A1
3.6541% due 09/25/2034 (b)	126,659	83,014
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 2A1
5.3098% due 05/25/2035 (b)	2,849,303	1,974,322
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.3775% due 09/25/2036 (b)	1,677,666	1,122,341
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
0.3913% due 02/25/2034 (b)	2,142,997	1,440,300
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2007-T26, Class A4
5.471% due 01/12/2045 (b)	2,000,000	1,892,839
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW18, Class A4
5.70% due 06/11/2050	5,200,000	4,537,792
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class A2A
4.70% due 12/25/2035 (b)	717,856	638,642
Citigroup Mortgage Loan Trust, Inc., Series 2005-6,
Class A1
2.51% due 08/25/2035 (b)	15,576,941	13,793,054
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306% due 12/10/2046	4,100,000	3,499,224
Countrywide Alternative Loan Trust, Series
2007-OA6, Class A1B
0.4313% due 06/25/2037 (b)	14,775,837	6,944,290
Countrywide Alternative Loan Trust,
Series 2003-J3, Class 2A1
6.25% due 12/25/2033	58,116	58,170
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-10, Class A2
5.75% due 05/25/2033	48,878	48,409
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-22, Class A3
3.5096% due 11/25/2034 (b)	2,764,476	2,238,548
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB9, Class 1A1
3.7013% due 02/20/2035 (b)	4,920,174	4,029,639
Countrywide Home Loans, Series 2005-3, Class 1A2
0.5213% due 04/25/2035 (b)	431,187	241,549
Countrywide Home Loans, Series 2003-R4,
Class 2A
6.50% due 01/25/2034 (b)(f)	186,236	175,236
Countrywide Home Loans, Series 2004-12,
Class 11A2
3.9709% due 08/25/2034 (b)	83,507	56,987
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)	745,917	489,839
Credit Suisse First Boston Mortgage Securities
Corp., Series 2004-AR8, Class 2A1
3.6494% due 09/25/2034 (b)	311,156	272,064

The accompanying notes are an integral part of the financial statements.

119

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
Credit Suisse Mortgage Capital Certificates, Series
2006-C2, Class A3
5.6576% due 03/15/2039 (b)	$700,000	$604,520
Credit Suisse Mortgage Capital Certificates,
Series 2007-C5, Class A4
5.695% due 09/15/2040 (b)	11,200,000	8,935,709
Federal Home Loan Mortgage Corp., Series
2007-3335, Class BF
0.3831% due 07/15/2019 (b)	3,491,253	3,483,319
Federal Home Loan Mortgage Corp., Series 2204,
Class Z
7.50% due 12/20/2029	822,876	914,677
Federal Home Loan Mortgage Corp., Series 2247,
Class Z
7.50% due 08/15/2030	447,489	494,268
Federal Home Loan Mortgage Corp., Series 2362,
Class ZA
6.50% due 09/15/2031	908,723	985,470
Federal Home Loan Mortgage Corp., Series 2503,
Class PZ
6.00% due 09/15/2032	2,160,605	2,316,798
Federal Home Loan Mortgage Corp., Series 2863,
Class KZ
5.00% due 09/15/2034	129,947	118,950
Federal Home Loan Mortgage Corp., Series 2901,
Class UB
5.00% due 03/15/2033	800,000	829,512
Federal Home Loan Mortgage Corp., Series 2906,
Class GZ
5.00% due 09/15/2034	385,001	375,286
Federal Home Loan Mortgage Corp., Series 2935,
Class HJ
5.00% due 02/15/2035	400,000	416,384
Federal Home Loan Mortgage Corp., Series 2941,
Class WE
5.00% due 03/15/2035	400,000	412,913
Federal Home Loan Mortgage Corp., Series 3149,
Class LF
0.5331% due 05/15/2036 (b)	2,118,599	2,099,429
Federal Home Loan Mortgage Corp., Series 3335,
Class FT
0.3831% due 08/15/2019 (b)	7,963,315	7,943,958
Federal Home Loan Mortgage Corp., Series T-63,
Class 1A1
1.832% due 02/25/2045 (b)	281,452	260,136
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	987,935	1,053,166
Federal National Mortgage Association, REMIC,
Series 2007-73, Class A1
0.2913% due 07/25/2037 (b)	436,251	393,995
Federal National Mortgage Association, Series
2002-56, Class ZQ
6.00% due 09/25/2032	12,001,925	12,786,944
Federal National Mortgage Association, Series
2003-116, Class FA
0.6313% due 11/25/2033 (b)	303,425	299,778
Federal National Mortgage Association, Series
2003-21, Class M
5.00% due 02/25/2017	416,815	430,274
Federal National Mortgage Association, Series
2003-W1, Class 1A1
6.50% due 12/25/2042 $457,226 $485,749
Federal National Mortgage Association, Series
2004-11, Class A
0.3513% due 03/25/2034 (b)	41,772	38,478
Federal National Mortgage Association, Series
2004-T1, Class 1A1
6.00% due 01/25/2044	258,076	271,797
Federal National Mortgage Association, Series
2004-W2, Class 1A3F
0.5813% due 02/25/2044 (b)	159,668	155,247
Federal National Mortgage Association, Series
2005-14, Class KZ
5.00% due 03/25/2035	126,747	95,912
Federal National Mortgage Association, Series
2005-9, Class ZA
5.00% due 02/25/2035	636,365	612,356
Federal National Mortgage Association, Series
2006-5, Class 3A2
3.8546% due 05/25/2035 (b)	424,930	411,531
First Nationwide Trust, Series 2001-3, Class 1A1
6.75% due 08/25/2031	5,794	5,413
GMAC Mortgage Corp Loan Trust, Series
2005-AR6, Class 3A1
5.2953% due 11/19/2035 (b)	782,524	618,989
Greenpoint Mortgage Funding Trust, Series
2006-AR6, Class A1A
0.3113% due 10/25/2046 (b)	1,462,340	1,319,874
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
0.3113% due 01/25/2047 (b)	1,737,178	1,506,804
Greenwich Capital Commercial Funding Corp,
Series 2005-GG3, Class A4
4.799% due 08/10/2042 (b)	300,000	289,605
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444% due 03/10/2039	1,600,000	1,413,672
GS Mortgage Securities Corp II, Series 2007-EOP,
Class A1
0.3247% due 03/06/2020 (b)(f)	4,050,432	3,852,701
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.8051% due 08/10/2045 (b)	2,600,000	2,232,476
GS Mortgage Securities Corp., Series 2003-1,
Class A2
0.9313% due 01/25/2032 (b)	19,736	17,322
GSR Mortgage Loan Trust, Series 2005-AR7,
Class 6A1
5.2339% due 11/25/2035 (b)	3,549,273	2,944,036
Harborview Mortgage Loan Trust, Series 2005-2,
Class 2A1A
0.4531% due 05/19/2035 (b)	626,586	324,633
Indymac Arm Trust, Series 2001-H2, Class A2
2.8185% due 01/25/2032 (b)	7,875	5,703
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
0.3213% due 11/25/2046 (b)	609,600	572,515
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2007-LD11, Class ASB
5.8181% due 06/15/2049 (b)	200,000	193,905

The accompanying notes are an integral part of the financial statements.

120

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE

OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2007-LD12, Class A4
5.882% due 02/15/2051 (b)	$1,200,000	$1,039,118
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2007-LDPX, Class A3
5.42% due 01/15/2049	500,000	421,778
JPMorgan Mortgage Trust, Series 2005-A1, Class
6T1
5.0221% due 02/25/2035 (b)	1,467,400	1,348,413
JPMorgan Mortgage Trust, Series 2005-S3, Class
1A2
5.75% due 01/25/2036	531,048	442,316
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030	513,366	516,180
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2006-LLFA, Class A1
0.3131% due 09/15/2021 (b)(f)	435,241	404,877
Lehman XS Trust, Series 2006-16N, Class A1A
0.3113% due 11/25/2046 (b)	756,942	752,118
Mellon Residential Funding Corp., Series
2000-TBC2, Class A1
0.7188% due 06/15/2030 (b)	2,351,524	1,976,871
Merrill Lynch Mortgage Investors, Inc., Series
2005-2, Class 3A
1.2435% due 10/25/2035 (b)	600,737	491,360
Merrill Lynch Mortgage Investors, Inc., Series
2005-3, Class 5A
0.4813% due 11/25/2035 (b)	999,092	616,894
Merrill Lynch Mortgage Investors, Inc., Series
2005-A10, Class A
0.4413% due 02/25/2036 (b)	1,203,614	824,528
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-6, Class A4
5.485% due 03/12/2051 (b)	1,300,000	1,057,527
Morgan Stanley Capital I, Series 2007-IQ16,
Class A4
5.809% due 12/12/2049	400,000	340,819
Morgan Stanley Capital I, Series 2007-XLFA,
Class A1
0.294% due 10/15/2020 (b)(f)	998,323	882,055
Nomura Asset Acceptance Corp., Series 2004-R1,
Class A2
7.50% due 03/25/2034 (f)	251,846	246,180
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
0.6313% due 02/25/2034 (b)	463,563	420,450
Prime Mortgage Trust, Series 2004-CL1, Class 2A2
0.6313% due 02/25/2034 (b)	70,575	66,806
Residential Funding Mortgage Securities I, Series
2004-S2, Class A1
5.25% due 03/25/2034	103,055	101,710
Residential Funding Mortgage Securities I, Series
2004-S9, Class 1A23
5.50% due 12/25/2034	300,000	214,948
Sovereign Commercial Mortgage Securities Trust,
Series 2007-C1, Class A2
5.7871% due 07/22/2030 (b)(f)	700,000	692,691
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A
3.2337% due 07/25/2034 (b)	215,879	172,830
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR2, Class 2A1
0.4613% due 05/25/2045 (b)	$56,339	$33,162
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A3
0.4831% due 07/19/2035 (b)	2,481,698	2,034,332
Structured Asset Securities Corp., Series
2001-21A, Class 1A1
2.6072% due 01/25/2032 (b)	28,905	26,457
Structured Asset Securities Corp., Series 2002-1A,
Class 4A
2.92% due 02/25/2032 (b)	27,120	24,729
Thornburg Mortgage Securities Trust, Series
2006-5, Class A1
0.3513% due 08/25/2011 (b)	4,915,279	4,820,292
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
0.3413% due 11/25/2011 (b)	1,856,625	1,785,312
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
0.3231% due 09/15/2021 (b)(f)	9,295,249	7,918,481
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Class A4
5.509% due 04/15/2047	1,700,000	1,364,178
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1
0.3131% due 06/15/2020 (b)(f)	4,570,447	3,821,106
WaMu Mortgage Pass-Through Certificates, Series
2002-AR17, Class 1A
1.7442% due 11/25/2042 (b)	305,209	200,289
WaMu Mortgage Pass-Through Certificates, Series
2002-AR2, Class A
2.509% due 02/27/2034 (b)	118,248	95,636
WaMu Mortgage Pass-Through Certificates, Series
2005-AR13, Class A1A1
0.5213% due 10/25/2045 (b)	614,458	440,040
WaMu Mortgage Pass-Through Certificates, Series
2005-AR2, Class 2A1A
0.5413% due 01/25/2045 (b)	38,607	29,352
WaMu Mortgage Pass-Through Certificates, Series
2005-AR6, Class 2A1A
0.4613% due 04/25/2045 (b)	63,964	47,053
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR9, Class 1A
2.7417% due 08/25/2042 (b)	984,499	723,446
Washington Mutual Mortgage Securities Corp.,
Series 2003-AR1, Class 2A
4.414% due 02/25/2033 (b)	323,982	258,245
Washington Mutual, Inc., Series 2002-AR6, Class A
1.9442% due 06/25/2042 (b)	12,878	9,304
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-CC, Class A1
4.957% due 01/25/2035 (b)	3,190,534	2,916,037
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2, Class 2A1
4.95% due 03/25/2036 (b)	3,221,798	2,663,371

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $193,684,242)		$170,540,841

The accompanying notes are an integral part of the financial statements.

121

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES - 1.17%
Bear Stearns Asset Backed Securities Trust,
Series 2007-HE5, Class 1A1
0.3213% due 06/25/2047 (b)	$1,003,976	$901,618
Brazos Student Finance Corp.,
Series 1998-A, Class A2
0.99% due 06/01/2023 (b)	25,233	25,165
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
0.3413% due 10/25/2046 (b)	457,451	444,567
Countrywide Asset-Backed Certificates, Series
2006-17, Class 2A1
0.2813% due 03/25/2047 (b)	57,397	57,052
Countrywide Asset-Backed Certificates,
Series 2006-25, Class 2A1
0.3013% due 06/25/2047 (b)	860,647	810,899
Daimler Chrysler Auto Trust,
Series 2008-B, Class A2B
1.1647% due 07/08/2011 (b)	1,589,070	1,590,744
Daimler Chrysler Auto Trust,
Series 2008-B, Class A3B
1.7147% due 09/10/2012 (b)	2,100,000	2,105,639
EMC Mortgage Loan Trust, Series 2001-A Class A
0.6013% due 05/25/2040 (b)(f)	1,366,337	948,041
HFC Home Equity Loan Asset Backed Certificates,
Series 2007-2, Class A1V
0.3231% due 07/20/2036 (b)	890,073	866,340
HSI Asset Securitization Corp. Trust, Series
2006-HE2, Class 2A1
0.2813% due 12/25/2036 (b)	415,488	301,175
JPMorgan Mortgage Acquisition Corp., Series
2006-CH1, Class A2
0.2813% due 07/25/2036 (b)	676,972	660,865
JPMorgan Mortgage Acquisition Corp., Series
2006-WMC3, Class A2
0.2813% due 08/25/2036 (b)	30,990	30,630
Long Beach Mortgage Loan Trust, Series 2004-4,
Class 1A1
0.5113% due 10/25/2034 (b)	86,584	66,773
Master Asset Backed Securities Trust, Series
2007-HE1, Class A1
0.3113% due 05/25/2037 (b)	1,071,632	967,270
Morgan Stanley ABS Capital I, Series 2007-NC3,
Class A2A
0.2913% due 05/25/2037 (b)	2,126,183	1,894,624
Park Place Securities, Inc., Series 2004-MCW1,
Class A1
0.5433% due 10/25/2034 (b)	2,402,780	1,959,533
Saxon Asset Securities Trust,
Series 2006-3, Class A1
0.2959% due 10/25/2046 (b)	27	27
SBI Heloc Trust, Series 2006-1A, Class 1A2A
0.4013% due 08/25/2036 (b)(f)	368,635	334,259
SLM Student Loan Trust, Series 2008-9, Class A
1.7822% due 04/25/2023 (b)	19,664,866	20,441,418
Soundview Home Equity Loan Trust, Series
2007-OPT1, Class 2A1
0.3113% due 06/25/2037 (b)	2,157,244	1,752,967
Structured Asset Securities Corp., Series 2006-11,
Class A1
3.7161% due 10/25/2035 (b)(f)	1,662,219	1,366,255
Structured Asset Securities Corp., Series
2006-BC3, Class A2
0.2813% due 10/25/2036 (b)	$750,254	$712,095

TOTAL ASSET BACKED SECURITIES (Cost $39,686,411)		$38,237,956

SUPRANATIONAL OBLIGATIONS - 0.02%

Government - 0.02%
Export-Import Bank of China
4.875% due 07/21/2015 (f)	500,000	532,201

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $496,308)		$532,201

DEFAULTED BONDS BEYOND MATURITY
DATES - 0.07%

Financial - 0.07%
Lehman Brothers Holdings, Inc., MTN
4.2838% due 10/22/2008 ^	6,100,000	1,189,500
5.3744% due 11/24/2008 ^	2,300,000	448,500
5.415% due 12/23/2008 ^	500,000	97,500
5.5981% due 04/03/2009 ^ (b)	3,500,000	682,500

		2,418,000

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $12,402,765)		$2,418,000

PREFERRED STOCKS - 2.72%

Financial - 2.72%
DG Funding Trust * (f)(j)	981	8,675,619
State Street Capital Trust IV * (j)	600,000	404,545
UBS Preferred Funding Trust V, Series 1 *	5,400,000	4,225,500
Wells Fargo & Company, Series K * (j)	75,400,000	75,588,500

		88,894,164

TOTAL PREFERRED STOCKS (Cost $91,873,973)		$88,894,164

TERM LOANS - 0.32%

Financial - 0.32%
Chrysler Financial
4.24% due 08/03/2012 (b)	10,752,500	10,465,763

TOTAL TERM LOANS (Cost $10,472,734)		$10,465,763

REPURCHASE AGREEMENTS - 18.15%
Bank of America Tri-Party Repurchase Agreement dated 12/31/2009 at 0.10% to be repurchased at $12,000,500 on 01/15/2010, collateralized by $12,348,000 U.S. Treasury Notes, 1.50% due 12/31/2013 (valued at $12,289,783, including interest)	$12,000,000	$12,000,000
Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2009 at 0.08% to be repurchased at $34,600,308 on 01/04/2010, collateralized by U.S. Treasury Notes, 13.75% due 09/15/2012 (valued at $35,397,781, including interest)	34,600,000	34,600,000

The accompanying notes are an integral part of the financial statements.

122

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS (continued)
Goldman Sachs Tri-Party Repurchase Agreement dated 12/31/2009 at 0.10% to be repurchased at $62,300,692 on 01/04/2010, collateralized by $34,984,000 Federal National Mortgage Association, 5.50% due 01/01/2039 (valued at $36,849,085, including interest) and $31,225,000 Government National Mortgage Association, 5.00% due 06/15/2039 (valued at $32,592,599, including interest)	$62,300,000	$62,300,000
JPMorgan Tri-Party Repurchase Agreement dated 12/31/2009 at 0.00% to be repurchased at $81,600,349 on 01/04/2010, collateralized by $7,786,400 U.S. Treasury Notes, 3.125% due 08/31/2013 (valued at $8,184,727, including interest), $41,615,000 U.S. Treasury Notes, 1.00% due 12/31/2011 (valued at $41,536,972, including interest), and $34,646,000 Federal National Mortgage Association, 4.78% due 05/28/2024 (valued at 33,663,093, including interest)	81,600,000	81,600,000
Morgan Stanley Tri-Party Repurchase Agreement dated 12/31/2009 at 0.00% to be repurchased at $370,900,526 on 01/04/2010, collateralized by $315,435,000 U.S. Treasury Inflation, 1.25% due 0/15/2014 (valued at $335,220,394, including interest) and $43,250,000 Federal Home Loan Banks, 2.90% due 07/02/2013 (valued at $43,941,135, including interest)	370,900,000	370,900,000
Paribas Tri-Party Repurchase Agreement dated 12/31/2009 at 0.08% to be repurchased at $30,000,267 on 01/04/2010, collateralized by $32,000,000 Federal Home Loan Bank, 1.00% due 05/16/2011 (valued at $32,005,280, including interest)	30,000,000	30,000,000
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $2,942,000 on 01/04/2010, collateralized by $520,000 Federal Home Loan Bank, 1.625% due 04/05/2012 (valued at $521,300, including interest) and Federal Home Loan Mortgage Corp., 4.50% due 01/15/2013 (valued at 2,483,006, including interest)	2,942,000	2,942,000

TOTAL REPURCHASE AGREEMENTS (Cost $594,342,000)		$594,342,000

SHORT TERM INVESTMENTS - 19.79%
Federal Home Loan Bank Discount Notes
0.073% due 01/13/2010 to 02/24/2010	$27,200,000	$27,199,347
0.076% due 01/08/2010 to 02/12/2010	153,000,000	152,994,624
0.112% due 01/04/2010	87,000,000	86,999,746
Federal National Mortgage Association Discount
Notes
0.066% due 02/04/2010	$28,000,000	$27,998,149
U.S. Treasury Bills
0.042% due 01/07/2010	94,000,000	93,999,924
0.0444% due 02/11/2010 to 03/11/2010 ***	144,500,000	144,493,880
0.059% due 01/28/2010	20,000,000	19,999,850
0.074% due 03/18/2010	620,000	619,948
0.108% due 03/18/2010	72,540,000	72,533,874
0.1254% due 03/25/2010 ***	980,000	979,868
0.1357% due 04/01/2010 ***	20,096,000	20,093,086

TOTAL SHORT TERM INVESTMENTS (Cost $647,909,652)		$647,912,296

Total Investments (Total Return Trust) (Cost $3,253,391,966) - 98.65%		$3,229,795,056
Other assets and liabilities, net - 1.35%		44,110,463

TOTAL NET ASSETS - 100.00%		$3,273,905,519

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 100.00%
Federal National Mortgage Association
5.00%, TBA **	$19,000,000	$19,428,984
5.50%, TBA **	52,000,000	$54,391,914
6.00%, TBA **	12,000,000	$12,673,594

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $87,380,827)		$86,494,492

Total Securities Sold Short (Total Return Trust) (Proceeds $87,380,827)		$86,494,492

U.S. Government Securities Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 9.28%

Treasury Inflation-Protected
Securities (d) - 1.73%
2.00% due 01/15/2026	$1,165,380	$1,170,387
2.375% due 01/15/2027 ***	2,979,965	3,135,949
2.50% due 01/15/2029	473,220	507,565

		4,813,901

U.S. Treasury Bonds - 4.37%
3.50% due 02/15/2039	4,020,000	3,292,629
4.375% due 11/15/2039	3,620,000	3,465,021
4.50% due 08/15/2039	5,030,000	4,916,040
8.75% due 05/15/2020	330,000	465,506

		12,139,196

U.S. Treasury Notes - 3.18%
1.75% due 08/15/2012	850,000	855,512

The accompanying notes are an integral part of the financial statements.

123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
2.125% due 11/30/2014	$880,000	$859,170
2.375% due 03/31/2016	1,560,000	1,492,482
3.00% due 09/30/2016	1,460,000	1,432,967
3.375% due 11/15/2019	990,000	952,261
4.00% due 08/15/2018	540,000	551,517
4.75% due 08/15/2017	2,490,000	2,701,844

		8,845,753

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,355,532)		$25,798,850

U.S. GOVERNMENT AGENCY OBLIGATIONS - 56.01%

Federal Home Loan Mortgage Corp. - 20.37%
0.1894% due 05/04/2011 (b)	46,000,000	46,040,710
1.75% due 06/15/2012	2,200,000	2,209,744
2.125% due 03/23/2012	2,160,000	2,193,102
4.818% due 01/01/2037 (b)	1,136,817	1,203,959
5.50% due 11/01/2035	1,996,673	2,099,627
5.628% due 05/01/2037 (b)	972,497	1,019,713
6.00% due 10/01/2010 to 12/01/2028	812,173	871,190
7.00% due 02/01/2011 to 06/01/2032	856,779	934,185
9.00% due 10/01/2017	9,985	11,162
9.50% due 08/01/2020	46,811	53,049
11.75% due 12/01/2013	678	690
12.00% due 07/01/2020	8,279	9,405

		56,646,536

Federal National Mortgage
Association - 31.88%
3.899% due 12/01/2036 (b)	116,461	121,426
4.50% TBA **	900,000	925,805
4.75% due 11/19/2012	3,000,000	3,247,779
5.00% due 04/01/2019 to 05/01/2038	21,155,573	21,808,440
5.00% TBA **	20,400,000	20,975,843
5.50% due 04/01/2018 to 08/01/2037	17,998,475	18,969,841
5.50% TBA **	6,800,000	7,194,188
5.593% due 05/01/2036 (b)	1,846,547	1,953,017
6.00% due 10/01/2036 to 03/01/2037	7,715,798	8,229,312
6.00% TBA **	800,000	847,375
6.25% due 02/01/2011	960,000	1,008,547
6.50% due 02/01/2026 to 06/01/2029	475,885	513,569
7.00% due 07/01/2022 to 01/01/2034	1,296,149	1,430,726
7.50% due 09/01/2029 to 02/01/2031	280,017	308,063
8.00% due 06/01/2017 to 03/01/2033	624,520	694,372
8.50% due 08/01/2019	169,974	190,091
9.00% due 05/01/2021	9,686	10,628
11.50% due 09/15/2013 to 09/01/2019	40,107	44,600
12.00% due 01/01/2013 to 04/01/2016	104,098	117,890
12.50% due 01/01/2013 to 09/01/2015	25,065	27,723
13.50% due 11/01/2014	12,497	13,605

		88,632,840

Government National Mortgage
Association - 3.65%
5.00% TBA **	500,000	513,711
6.00% TBA **	7,700,000	8,141,938
6.50% due 02/15/2034 to 09/15/2034	718,502	776,651
7.50% due 02/15/2022 to 12/15/2027	360,229	395,212
8.50% due 06/15/2025	291,255	327,586

Government National Mortgage
Association (continued)
11.00% due 09/15/2015	$1,423	$1,640

		10,156,738

Tennessee Valley Authority - 0.11%
5.25% due 09/15/2039	320,000	317,074

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $152,461,444)		$155,753,188

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.37%
American Home Mortgage Assets, Series 2006-2,
Class 2A1
0.4213% due 09/25/2046 (b)	1,204,701	581,788
American Home Mortgage Investment Trust, Series
2006-2, Class 1A1
0.3113% due 06/25/2046 (b)	225,716	210,520
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 11A1
3.1314% due 11/25/2034 (b)	234,455	197,413
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
3.7241% due 11/25/2034 (b)	944,172	627,516
Countrywide Alternative Loan Trust, Series
2005-59, Class 1A1
0.5631% due 11/20/2035 (b)	569,055	298,685
Countrywide Alternative Loan Trust, Series
2006-OA10, Class 4A1
0.4213% due 08/25/2046 (b)	2,262,677	1,125,622
Countrywide Alternative Loan Trust, Series
2006-OA11, Class A4
0.4213% due 09/25/2046 (b)	2,472,234	1,103,792
Countrywide Alternative Loan Trust, Series
2006-OA7, Class 3A1
0.4413% due 06/25/2046 (b)	1,429,147	684,320
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1A
0.4431% due 07/20/2046 (b)	580,808	252,447
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
0.4331% due 07/20/2046 (b)	2,516,813	1,117,339
Countrywide Home Loans, Series
2004-12, Class 16A1
3.8789% due 08/25/2034 (b)	235,508	146,044
Countrywide Home Loans, Series
2004-20, Class 2A1
3.1191% due 09/25/2034 (b)	253,362	170,509
Countrywide Home Loans, Series 2005-7, Class 2A1
0.5413% due 03/25/2035 (b)	621,137	332,520
Federal Home Loan Mortgage Corp.,
Series 2525, Class AM
4.50% due 04/15/2032	692,679	698,847
Federal National Mortgage Association Whole
Loan, Series 2003-W14, Class 2A
4.8527% due 01/25/2043 (b)	1,296,046	1,261,215
Greenpoint Mortgage Funding Trust, Series
2006-AR4, Class A1A
0.3313% due 09/25/2046 (b)	843,231	810,012

The accompanying notes are an integral part of the financial statements.

124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Harborview Mortgage Loan Trust, Series 2004-2,
Class 2A1
0.4931% due 06/19/2034 (b)	$307,597	$238,427
Impac CMB Trust, Series 2004-5, Class 1A1
0.5913% due 10/25/2034 (b)	196,471	141,589
Impac Secured Assets Corp., Series 2005-2,
Class A1
0.5513% due 03/25/2036 (b)	1,366,452	526,103
Luminent Mortgage Trust, Series 2006-4, Class A1A
0.4213% due 05/25/2046 (b)	1,774,733	785,165
Master Adjustable Rate Mortgage Trust, Series
2004-12, Class 5A1
4.0831% due 10/25/2034 (b)	369,889	279,515
Master Adjustable Rate Mortgage Trust, Series
2004-15, Class 1A1
3.936% due 12/25/2034 (b)	115,286	70,749
Master Adjustable Rate Mortgage Trust., Series
2007-3, Class 12A1
0.4313% due 05/25/2047 (b)	2,624,386	1,241,101
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 1A2
0.3013% due 06/25/2036 (b)	429,588	314,189
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
0.4213% due 09/25/2046 (b)	1,717,978	806,300
Residential Accredit Loans, Inc., Series 2005-QO3,
Class A1
0.6313% due 10/25/2045 (b)	87,899	45,173
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 1A2
3.0218% due 11/25/2034 (b)	68,014	46,955
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 2A1
3.9911% due 01/25/2035 (b)	34,173	23,738
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A1
0.4113% due 07/25/2046 (b)	1,708,738	861,403
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
0.4213% due 07/25/2046 (b)	1,874,100	936,033
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1A
0.4413% due 08/25/2036 (b)	2,662,087	1,287,363
Thornburg Mortgage Securities Trust, Series
2007-4, Class 2A1
6.1998% due 09/25/2037 (b)	967,007	772,435
Thornburg Mortgage Securities Trust, Series
2007-4, Class 3A1
6.1978% due 09/25/2037 (b)	970,294	775,381
Voyager Countrywide Delaware Trust, Series
2009-1, Class 3QB1
0.4825% IO due 03/18/2030 (f)	1,486,013	404,645
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A1
0.5013% due 12/25/2045 (b)	1,616,344	1,093,967
WaMu Mortgage Pass-Through Certificates, Series
2005-AR17, Class A1A2
0.5213% due 12/25/2045 (b)	226,062	121,540
Washington Mutual, Inc., Mortgage Pass-Through
Certificates, Series 2005-AR19, Class A1A2
0.5213% due 12/25/2045 (b)	$176,524	$112,202

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,006,772)		$20,502,562

ASSET BACKED SECURITIES - 4.57%
ACE Securities Corp., Series 2006-GP1, Class A
0.3613% due 02/25/2031 (b)	932,951	699,070
ACE Securities Corp., Series 2006-SL3, Class A1
0.3313% due 06/25/2036 (b)	1,449,755	160,620
Aegis Asset Backed Securities Trust, Series
2004-2, Class A3
0.7113% due 06/25/2034 (b)	355,503	310,292
Countrywide Home Equity Loan Trust, Series
2004-I, Class A
0.5231% due 02/15/2034 (b)	1,266,206	548,785
Countrywide Home Equity Loan Trust, Series
2006-E, Class 2A
0.3731% due 07/15/2036 (b)	1,318,476	468,591
Countrywide Home Equity Loan Trust, Series
2007-GW, Class A
0.9831% due 08/15/2037 (b)	2,192,568	1,549,874
Credit Suisse Mortgage Capital Certificates, Series
2006-CF2, Class A1
0.4913% due 05/25/2036 (b)(f)	1,074,285	855,564
EMC Mortgage Loan Trust, Series 2006-A, Class A1
0.6813% due 12/25/2042 (b)(f)	412,885	239,443
GMAC Mortgage Corp. Loan Trust, Series
2004-VF1, Class A1
0.9813% due 02/25/2031 (b)(f)	2,042,133	1,232,397
GMAC Mortgage Corp. Loan Trust, Series
2006-HE1, Class A
0.4413% due 11/25/2036 (b)	2,626,570	993,582
GSAA Home Equity Trust, Series 2005-5, Class A4
0.5013% due 02/25/2035 (b)	114,588	111,224
GSAMP Trust, Series 2006-S4, Class A1
0.3213% due 05/25/2036 (b)	818,347	70,251
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
0.3613% due 06/25/2036 (b)	1,871,988	177,672
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.5313% due 11/25/2035 (b)	74,304	42,441
Lehman XS Trust, Series 2005-7N, Class 1A1B
0.5313% due 12/25/2035 (b)	96,317	25,686
Lehman XS Trust, Series 2006-2N, Class 1A1
0.4913% due 02/25/2046 (b)	500,927	260,269
Lehman XS Trust, Series 2006-GP3, Class 3A1A
0.3013% due 06/25/2046 (b)	262,139	250,324
Long Beach Mortgage Loan Trust, Series 2005-3,
Class 2A2
0.5113% due 08/25/2045 (b)	135,448	126,544
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H1, Class 2A1
1.7313% due 10/25/2037 (b)	2,020,043	1,226,687
Morgan Stanley ABS Capital I, Series 2004-HE8,
Class A7
0.7613% due 09/25/2034 (b)	100,766	77,845

The accompanying notes are an integral part of the financial statements.

125

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
0.3813% due 03/25/2036 (b)	$1,010,868	$152,224
Nelnet Student Loan Trust, Series 2008-4, Class A4
1.7622% due 04/25/2024 (b)	570,000	595,077
RAAC Series, Series 2006-RP3, Class A
0.5013% due 05/25/2036 (b)(f)	1,567,099	752,077
Residential Asset Mortgage Products, Inc., Series
2002-RP1, Class A1
1.0913% due 03/25/2033 (b)(f)	27,494	15,469
SACO I Trust, Inc., Series 2006-6, Class A
0.3613% due 06/25/2036 (b)	1,122,870	197,928
SACO I Trust, Inc., Series 2006-7, Class A1
0.3613% due 07/25/2036 (b)	1,094,317	155,334
SLM Student Loan Trust, Series 2006-5, Class A2
0.2722% due 07/25/2017 (b)	265,070	264,985
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
0.3413% due 02/25/2036 (b)(f)	1,100,776	80,188
Truman Capital Mortgage Loan Trust, Series
2006-1, Class A
0.4913% due 03/25/2036 (b)(f)	1,750,911	1,078,950

TOTAL ASSET BACKED SECURITIES (Cost $28,123,527)		$12,719,393

PREFERRED STOCKS - 0.03%

Financial - 0.03%
Federal Home Loan Mortgage Corp., Series Z * (j)	39,750	41,737
Federal National Mortgage Association,
Series S *	28,575	31,433

		73,170

TOTAL PREFERRED STOCKS (Cost $1,708,125)		$73,170

REPURCHASE AGREEMENTS - 0.47%
Bank of America Tri-Party
Repurchase Agreement dated
12/31/2009 at 0.01% to be
repurchased at $1,300,001 on
01/04/2010, collateralized by
$1,244,000 U.S. Treasury Notes,
4.125% due 05/15/2015 (valued at
$1,326,004, including interest)	$1,300,000	$1,300,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,300,000)		$1,300,000

SHORT TERM INVESTMENTS - 36.07%
Federal Home Loan Bank Discount Notes
zero coupon due 02/19/2010	$32,000,000	$31,998,784
Federal National Mortgage Association Discount
Notes
0.01% due 04/07/2010	11,700,000	11,695,944
U.S. Treasury Bills
0.1745% due 01/14/2010	20,000,000	19,999,880
0.1795% due 07/01/2010	28,000,000	27,974,730
0.2600% due 11/18/2010	$8,660,000	$8,641,011

TOTAL SHORT TERM INVESTMENTS (Cost $100,086,780)		$100,310,349

Total Investments (U.S. Government Securities Trust)
(Cost $347,042,180) - 113.80%		$316,457,512
Other assets and liabilities, net - (13.80)%		(38,386,052)

TOTAL NET ASSETS - 100.00%		$278,071,460

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value

CORPORATE BONDS - 76.28%

Basic Materials - 2.33%
American Pacific Corp.
9.00% due 02/01/2015	$1,560,000	$1,464,450
Bowater Canada Finance Corp.
7.95% due 11/15/2011 ^	24,000	7,590
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	6,675,000	7,309,125
Georgia-Pacific LLC
7.125% due 01/15/2017 (f)	1,030,000	1,042,875
8.25% due 05/01/2016 (f)	1,000,000	1,060,000
Innophos Holdings, Inc.
9.50% due 04/15/2012 (f)	600,000	609,000
Innophos, Inc.
8.875% due 08/15/2014	2,900,000	2,943,500
Mosaic Company
7.625% due 12/01/2016 (f)	695,000	759,660

		15,196,200

Communications - 19.00%
Barrington Broadcasting Group LLC
10.50% due 08/15/2014	4,050,000	2,845,125
CC Holdings GS V LLC
7.75% due 05/01/2017 (f)	4,700,000	5,005,500
CCH II LLC / CCH II Capital Corp.
13.50% due 11/30/2016	1,448,421	1,705,516
Centennial Communications Corp.
6.0397% due 01/01/2013 (b)	3,000,000	3,000,000
10.00% due 01/01/2013	6,326,000	6,642,300
Charter Communications Operating LLC
8.00% due 04/30/2012 (f)	4,701,000	4,830,277
8.375% due 04/30/2014 (f)	7,865,000	8,081,287
Cricket Communications, Inc.
9.375% due 11/01/2014	6,130,000	6,160,650
Crown Castle International Corp.
9.00% due 01/15/2015	975,000	1,038,375
CSC Holdings, Inc.
6.75% due 04/15/2012	3,440,000	3,551,800
8.50% due 04/15/2014 (f)	1,000,000	1,065,000
DirecTV Holdings LLC
6.375% due 06/15/2015	320,000	332,400
EchoStar DBS Corp.
6.375% due 10/01/2011	2,150,000	2,219,875
6.625% due 10/01/2014	1,625,000	1,639,219

The accompanying notes are an integral part of the financial statements.

126

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
EchoStar DBS Corp. (continued)
7.00% due 10/01/2013	$600,000	$617,250
7.125% due 02/01/2016	2,925,000	2,987,156
7.75% due 05/31/2015	2,175,000	2,278,312
Fisher Communications, Inc.
8.625% due 09/15/2014	3,200,000	3,068,000
GCI, Inc.
8.625% due 11/15/2019 (f)	1,075,000	1,084,406
Intelsat Corp.
9.25% due 08/15/2014	3,885,000	3,991,837
9.25% due 06/15/2016	3,653,000	3,771,723
Lamar Media Corp.
9.75% due 04/01/2014	600,000	662,250
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	4,275,000	4,328,438
Nielsen Finance LLC
zero coupon, Step up to 12.50% on
08/01/2011 due 08/01/2016	6,700,000	6,113,750
10.00% due 08/01/2014	1,325,000	1,381,313
11.50% due 05/01/2016	800,000	894,000
Qwest Communications International, Inc.
8.00% due 10/01/2015 (f)	1,500,000	1,541,250
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	3,300,000	3,312,375
Qwest Corp.
3.5036% due 06/15/2013 (b)	2,110,000	2,030,875
6.50% due 06/01/2017	1,250,000	1,228,125
7.50% due 06/15/2023	1,000,000	945,000
7.50% due 10/01/2014	600,000	623,250
7.875% due 09/01/2011	800,000	838,000
8.375% due 05/01/2016	450,000	482,625
8.875% due 03/15/2012	610,000	655,750
R.H. Donnelley Corp.
6.875% due 01/15/2013 ^	5,600,000	525,000
11.75% due 05/15/2015 ^ (f)	1,385,000	1,142,625
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016 ^	2,000,000	187,500
Salem Communications Corp.
9.625% due 12/15/2016 (f)	450,000	471,375
SBA Telecommunications, Inc.
8.00% due 08/15/2016 (f)	600,000	627,000
8.25% due 08/15/2019 (f)	700,000	742,000
Sprint Capital Corp.
6.875% due 11/15/2028	600,000	498,750
8.75% due 03/15/2032	18,795,000	17,478,323
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	3,955,000	4,078,594
United States West Communications, Inc.
6.875% due 09/15/2033	520,000	457,600
Valor Telecommunications Enterprise LLC
7.75% due 02/15/2015	1,575,000	1,622,250
Videotron Ltee
6.375% due 12/15/2015	1,330,000	1,300,075
6.875% due 01/15/2014	1,881,000	1,890,405
9.125% due 04/15/2018	1,750,000	1,925,000

		123,899,506
Consumer, Cyclical - 7.79%
ALH Finance LLC
8.50% due 01/15/2013	$3,040,000	$3,040,000
Allison Transmission, Inc., PIK
11.25% due 11/01/2015 (f)	104,100	108,784
AMC Entertainment, Inc.
8.75% due 06/01/2019	4,400,000	4,488,000
American Tire Distributors Holdings, Inc.
6.5397% due 04/01/2012 (b)	475,000	394,250
10.75% due 04/01/2013	1,475,000	1,349,625
AmeriGas Partners LP
7.125% due 05/20/2016	2,915,000	2,915,000
7.25% due 05/20/2015	1,557,000	1,557,000
Ameristar Casinos, Inc.
9.25% due 06/01/2014 (f)	2,425,000	2,515,937
Cinemark USA, Inc.
8.625% due 06/15/2019 (f)	5,000,000	5,200,000
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	104,721	97,915
Cooper Tire & Rubber Company
7.625% due 03/15/2027	2,705,000	2,312,775
Federated Retail Holdings, Inc.
5.35% due 03/15/2012	225,000	229,781
5.90% due 12/01/2016	275,000	268,125
Ford Motor Company
9.50% due 09/15/2011	600,000	615,000
Goodyear Tire & Rubber Company
7.857% due 08/15/2011	1,475,000	1,524,781
10.50% due 05/15/2016	550,000	607,750
Macy’s Retail Holdings, Inc.
7.45% due 09/15/2011	1,150,000	1,196,000
7.45% due 10/15/2016	3,300,000	3,250,500
7.875% due 08/15/2036	1,625,000	1,438,125
O’Charleys, Inc.
9.00% due 11/01/2013	5,400,000	5,332,500
River Rock Entertainment Authority
9.75% due 11/01/2011	2,485,000	2,342,113
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	3,315,000	3,298,425
Suburban Propane Partners LP
6.875% due 12/15/2013	2,623,000	2,623,000
Toys R Us Property Company I LLC
10.75% due 07/15/2017 (f)	2,325,000	2,545,875
Yonkers Racing Corp.
11.375% due 07/15/2016 (f)	1,500,000	1,575,000

		50,826,261

Consumer, Non-cyclical - 15.20%
Biomet, Inc.
11.625% due 10/15/2017	5,900,000	6,519,500
Carriage Services, Inc.
7.875% due 01/15/2015	2,020,000	1,913,950
Centene Corp.
7.25% due 04/01/2014	2,550,000	2,524,500
Community Health Systems, Inc.
8.875% due 07/15/2015	6,895,000	7,136,325
Cornell Companies, Inc.
10.75% due 07/01/2012	2,715,000	2,772,694
Corrections Corp. of America
6.25% due 03/15/2013	1,690,000	1,698,450

The accompanying notes are an integral part of the financial statements.

127

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Corrections Corp. of America (continued)
7.75% due 06/01/2017	$1,650,000	$1,699,500
DaVita, Inc.
6.625% due 03/15/2013	550,000	551,375
Del Monte Corp.
7.50% due 10/15/2019 (f)	250,000	257,500
H&E Equipment Services, Inc.
8.375% due 07/15/2016	2,150,000	2,152,687
HCA, Inc.
7.875% due 02/01/2011	740,000	761,275
8.50% due 04/15/2019 (f)	2,050,000	2,208,875
9.125% due 11/15/2014	650,000	685,750
9.25% due 11/15/2016	5,750,000	6,174,062
HCA, Inc., PIK
9.625% due 11/15/2016	1,893,000	2,049,172
Health Management Associates, Inc.
6.125% due 04/15/2016	1,375,000	1,289,062
Healthsouth Corp.
10.75% due 06/15/2016	1,150,000	1,250,625
Iron Mountain, Inc.
8.00% due 06/15/2020	3,525,000	3,577,875
8.375% due 08/15/2021	250,000	258,125
Lender Processing Services, Inc.
8.125% due 07/01/2016	4,900,000	5,212,375
Mac-Gray Corp.
7.625% due 08/15/2015	3,750,000	3,642,188
McJunkin Red Man Corp.
9.50% due 12/15/2016 (f)	750,000	733,125
Michael Foods, Inc.
8.00% due 11/15/2013	300,000	307,125
Multiplan, Inc.
10.375% due 04/15/2016 (f)	2,750,000	2,681,250
NCO Group, Inc.
11.875% due 11/15/2014	5,025,000	3,850,406
Omnicare, Inc.
6.125% due 06/01/2013	750,000	727,500
6.875% due 12/15/2015	2,345,000	2,280,513
Omnicare, Inc., Series OCR
3.25% due 12/15/2035	2,075,000	1,688,531
Regal Cinemas Corp.
8.625% due 07/15/2019	750,000	780,000
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	255,407
7.625% due 06/01/2016	1,715,000	1,869,654
Rural/Metro Corp.
12.75% due 03/15/2016	3,250,000	3,282,500
Service Corp. International
6.75% due 04/01/2016	500,000	483,750
7.00% due 06/15/2017	2,755,000	2,672,350
7.50% due 04/01/2027	4,810,000	4,280,900
7.625% due 10/01/2018	850,000	841,500
8.00% due 11/15/2021	1,000,000	985,000
Sheridan Group, Inc.
10.25% due 08/15/2011	1,600,000	1,494,000
Sun Healthcare Group, Inc.
9.125% due 04/15/2015	2,735,000	2,810,213
Tenet Healthcare Corp.
6.875% due 11/15/2031	635,000	508,000
9.00% due 05/01/2015 (f)	1,125,000	1,215,000
Tenet Healthcare Corp. (continued)
10.00% due 05/01/2018 (f)	$2,125,000	$2,380,000
The Cooper Companies, Inc.
7.125% due 02/15/2015	5,050,000	4,911,125
The Geo Group, Inc.
7.75% due 10/15/2017 (f)	225,000	230,344
United Surgical Partners International, Inc.
8.875% due 05/01/2017	3,410,000	3,512,300

		99,116,358

Energy - 4.47%
Cloud Peak Energy Resources LLC/Cloud Peak
Energy Finance Corp.
8.25% due 12/15/2017 (f)	325,000	325,000
8.50% due 12/15/2019 (f)	475,000	484,500
El Paso Corp, Series GMTN
8.05% due 10/15/2030	700,000	660,234
El Paso Corp.
6.875% due 06/15/2014	500,000	499,630
6.95% due 06/01/2028	900,000	771,918
7.00% due 06/15/2017	2,500,000	2,479,480
7.25% due 06/01/2018	2,700,000	2,667,595
7.75% due 01/15/2032	6,415,000	6,066,107
7.80% due 08/01/2031	425,000	400,109
8.25% due 02/15/2016	975,000	1,040,812
Forest Oil Corp.
7.25% due 06/15/2019	625,000	617,188
8.50% due 02/15/2014 (f)	450,000	470,250
Hilcorp Energy I LP
9.00% due 06/01/2016 (f)	3,980,000	4,039,700
Key Energy Services, Inc.
8.375% due 12/01/2014	4,450,000	4,461,125
National Oilwell Varco, Inc., Series B
6.125% due 08/15/2015	24,000	24,086
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	1,475,000	1,449,188
SandRidge Energy, Inc., PIK
8.625% due 04/01/2015	2,375,000	2,375,000
Swift Energy Company
7.125% due 06/01/2017	350,000	330,750

		29,162,672

Financial - 12.05%
American General Finance Corp.
6.90% due 12/15/2017	4,625,000	3,211,387
American General Finance Corp., Series MTN
5.75% due 09/15/2016	500,000	337,568
6.50% due 09/15/2017	550,000	378,991
Chukchansi Economic Development Authority
4.0244% due 11/15/2012 (b)(f)	1,439,000	1,007,300
8.00% due 11/15/2013 (f)	1,555,000	1,135,150
CIT Group, Inc.
7.00% due 05/01/2013	1,003,681	935,933
7.00% due 05/01/2014	1,505,522	1,398,254
7.00% due 05/01/2015	1,505,522	1,347,442
7.00% due 05/01/2016	2,509,207	2,208,102
7.00% due 05/01/2017	3,512,891	3,047,433
Citigroup, Inc.
5.00% due 09/15/2014	2,525,000	2,434,161
5.625% due 08/27/2012	1,500,000	1,542,853

The accompanying notes are an integral part of the financial statements.

128

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Citigroup, Inc. (continued)
5.875% due 02/22/2033	$1,175,000	$991,165
6.00% due 10/31/2033	1,550,000	1,333,656
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	2,550,000	2,614,161
Ford Motor Credit Company LLC
7.00% due 10/01/2013	2,710,000	2,705,919
7.25% due 10/25/2011	100,000	100,989
8.00% due 12/15/2016	5,900,000	5,907,841
HRPT Properties Trust
6.25% due 06/15/2017	1,500,000	1,355,215
HUB International Holdings, Inc.
10.25% due 06/15/2015 (f)	3,575,000	3,289,000
KAR Holdings, Inc.
8.75% due 05/01/2014	1,375,000	1,417,969
10.00% due 05/01/2015	10,555,000	11,293,850
Lehman Brothers Holdings, Inc.
7.875% due 08/15/2010 ^	3,400,000	663,000
LPL Holdings, Inc.
10.75% due 12/15/2015 (f)	3,050,000	3,145,312
National Retail Properties, Inc.
5.125% due 06/15/2028	3,675,000	3,904,688
6.875% due 10/15/2017	1,250,000	1,204,264
NSG Holdings, Inc.
7.75% due 12/15/2025 (f)	2,445,000	2,188,275
Nuveen Investments, Inc.
10.50% due 11/15/2015	7,520,000	6,824,400
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	4,275,000	2,955,094
Realty Income Corp.
6.75% due 08/15/2019	3,676,000	3,599,594
TD Ameritrade Holding Corp.
4.15% due 12/01/2014	350,000	345,075
5.60% due 12/01/2019	500,000	496,682
USI Holdings Corp., PIK
9.75% due 05/15/2015 (f)	2,850,000	2,597,063
Ventas Realty LP, Series 1
6.50% due 06/01/2016	675,000	651,375

		78,569,161

Industrial - 4.05%
Allied Waste North America, Inc., Series B
7.125% due 05/15/2016	2,975,000	3,168,375
Crown Americas LLC
7.625% due 05/15/2017 (f)	500,000	518,750
General Maritime Corp.
12.00% due 11/15/2017 (f)	2,600,000	2,707,250
Graham Packaging Company LP
9.875% due 10/15/2014	2,250,000	2,295,000
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	3,450,000	3,432,750
L-3 Communications Corp.
5.875% due 01/15/2015	2,850,000	2,846,437
Muzak Finance Corp.
13.00% due 03/15/2010 ^	700,000	35,000
Overseas Shipholding Group, Inc.
7.50% due 02/15/2024	2,515,000	2,156,612
Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	750,000	774,375
8.25% due 05/15/2013	$2,525,000	$2,594,438
Owens-Illinois, Inc.
7.80% due 05/15/2018	850,000	856,375
RailAmerica, Inc.
9.25% due 07/01/2017	3,128,000	3,327,410
Trailer Bridge, Inc.
9.25% due 11/15/2011	1,750,000	1,715,000

		26,427,772

Technology - 5.02%
Affiliated Computer Services, Inc.
5.20% due 06/01/2015	6,900,000	7,115,625
First Data Corp.
9.875% due 09/24/2015	3,750,000	3,496,875
First Data Corp., PIK
10.55% due 09/24/2015	4,974,243	4,414,641
Seagate Technology HDD Holdings
6.375% due 10/01/2011	625,000	635,937
6.80% due 10/01/2016	2,475,000	2,394,563
Seagate Technology International
10.00% due 05/01/2014 (f)	250,000	276,250
SunGard Data Systems, Inc.
4.875% due 01/15/2014	1,360,000	1,268,200
9.125% due 08/15/2013	505,000	517,625
10.25% due 08/15/2015	11,815,000	12,582,975

		32,702,691

Utilities - 6.37%
Calpine Construction Finance Company LP
8.00% due 06/01/2016 (f)	550,000	566,500
Calpine Corp.
7.25% due 10/15/2017 (f)	8,569,000	8,226,240
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (f)	6,410,000	6,426,025
NRG Energy, Inc.
7.25% due 02/01/2014	450,000	455,625
7.375% due 02/01/2016	4,659,000	4,664,824
7.375% due 01/15/2017	7,800,000	7,819,500
Sabine Pass LNG LP
7.50% due 11/30/2016	14,825,000	12,341,812
7.50% due 11/30/2016 (f)	1,250,000	1,040,625

		41,541,151

TOTAL CORPORATE BONDS (Cost $459,070,329)		$497,441,772

ASSET BACKED SECURITIES - 0.16%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031 (f)	1,250,000	1,056,200

TOTAL ASSET BACKED SECURITIES (Cost $1,249,977)		$1,056,200

COMMON STOCKS - 0.42%

Consumer, Cyclical - 0.02%
Tropicana Entertainment LLC	7,500	112,500

Financial - 0.40%
CIT Group, Inc. *	93,683	2,586,592

TOTAL COMMON STOCKS (Cost $2,705,435)		$2,699,092

The accompanying notes are an integral part of the financial statements.

129

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or Principal Amount	Value

PREFERRED STOCKS - 0.01%

Consumer, Cyclical - 0.01%
Tropicana Entertainment LLC, 12.50%	1,270	$76,200

TOTAL PREFERRED STOCKS (Cost $127,000)		$76,200

TERM LOANS - 20.43%

Basic Materials - 0.68%
Celanese Holdings LLC
0.235% due 04/02/2014 (b)	166,667	157,847
7.099% due 04/02/2014 (b)	357,357	333,057
Georgia-Pacific Corp.
4.238% due 12/22/2012 (b)	1,587,231	1,530,686
4.4456% due 12/23/2012 (b)	2,271,498	2,190,576
WM. Bolthouse, Farms, Inc.
5.50% due 06/30/2012 (b)	216,149	209,233

		4,421,399

Communications - 2.88%
Barrington Broadcasting Company
4.521% due 08/11/2013 (b)	1,471,834	1,198,318
Charter Communications Operating LLC
2.260% due 03/06/2014 (b)	1,729,299	1,619,056
2.756% due 03/01/2014 (b)	750,000	681,937
Crown Castle International Corp.
6.6875% due 03/05/2014 (b)	2,324,250	2,247,622
Getty Images, Inc.
6.250% due 07/02/2015 (b)	417,874	418,744
Gray Television, Inc.
4.19% due 12/31/2014 (b)	4,867,838	4,214,735
Intelsat Corp.
2.735% due 01/03/2014 (b)	824,702	775,736
2.735% due 01/03/2014 (b)	824,954	775,972
2.735% due 01/03/2014 (b)	824,702	775,736
Intelsat Subsidiary Holding Company, Ltd.
2.735% due 07/28/2011 (b)	2,064,219	1,959,289
Level 3 Communications, Inc.
2.530% due 03/01/2014 (b)	1,250,000	1,133,334
Local TV Finance LLC
4.869% due 05/07/2013 (b)	1,886,745	1,573,074
MetroPCS Wireless, Inc.
2.540% due 11/03/2013 (b)	989,796	942,781
Mission Broadcasting, Inc.
0.00% due 10/01/2012 (i)	256,994	239,433
Nexstar Broadcasting Group, Inc.
0.00% due 10/01/2012 (i)	243,006	226,401

		18,782,168
Consumer, Cyclical - 4.58%
Alliance Laundry Systems
2.780% due 01/27/2012 (b)	486,571	460,621
Allison Transmission, Inc.
7.535% due 08/07/2014 (b)	2,615,868	2,394,173
Federal Mogul Corp.
2.168% due 12/27/2015 (b)	2,321,816	1,944,521
2.168% due 12/27/2014 (b)	2,897,974	2,427,053
Ford Motor Company
5.470% due 11/29/2013 (b)	7,873,352	7,263,167
Greektown Holdings LLC
0.00% due 06/30/2010 (h)(i)	352,381	352,381
0.00% due 06/30/2010 (i)	3,347,619	3,347,619
5.50% due 03/23/2014 (b)	758,453	775,518
5.50% due 12/03/2012 (b)	$1,600,000	$1,636,000
Greenwood Racing
4.72% due 11/14/2011 (b)	2,426,171	2,310,928
Iconix Brand Group, Inc.
2.490% due 11/07/2013 (b)	425,095	400,652
Live Nation Worldwide, Inc.
5.45% due 12/21/2013 (b)	703,183	675,055
Penn National Gaming, Inc.
4.24% due 05/26/2012 (b)	4,528,492	4,375,655
Pep Boys - Manny, Moe & Jack
2.260% due 01/31/2013 (b)	235,528	220,219
Regal Cinemas Corp.
4.000% due 11/10/2010 (b)	189,409	188,357
Tire Rack Holdings, Inc.
4.434% due 06/24/2012 (b)	1,201,221	1,107,126

		29,879,045

Consumer, Non-cyclical - 4.08%
Acosta, Inc.
2.490% due 07/28/2013 (b)	989,770	932,033
Aga Medical Corp.
2.280% due 04/28/2013	3,200,000	2,776,000
AmWINS Group, Inc., First Lien
4.98% due 06/07/2013 (b)	2,002,330	1,734,519
AmWINS Group, Inc., Second Lien
7.970% due 06/07/2014 (b)	3,377,865	2,634,735
Coinmach Laundry Corp.
3.270% due 12/19/2012 (b)	984,962	829,831
Community Health Systems, Inc.
2.506% due 06/30/2014 (b)	233,904	220,324
4.741% due 06/30/2014 (b)	4,584,951	4,318,767
Dole Foods Company
0.2844% due 04/12/2013 (b)	254,481	256,177
4.835% due 04/12/2013 (b)	1,442,341	1,451,957
8.000% due 04/12/2013 (b)	443,706	446,664
Education Management Company
2.063% due 06/01/2013	1,090,134	1,021,093
Goodyear Tire & Rubber Company
2.340% due 04/30/2014 (b)	4,000,000	3,690,832
HCA, Inc.
1.751% due 11/18/2012 (b)	2,200,000	2,098,250
Health Management Associates, Inc.
4.4463% due 02/28/2014 (b)	1,305,175	1,213,976
Healthsouth Corp.
5.026% due 03/10/2013 (b)	1,534,167	1,451,706
Sun Healthcare Group, Inc.
2.5963% due 04/12/2014 (b)	288,624	269,503
4.811% due 04/12/2014 (b)	1,365,783	1,275,300

		26,621,667

Energy - 1.12%
Covanta Energy Corp.
1.500% due 02/02/2014 (b)	725,178	681,668
1.750% due 02/02/2014 (b)	1,436,193	1,350,021
Dynegy Holdings, Inc.
3.990% due 04/02/2013 (b)	1,108,659	1,058,307
3.990% due 03/31/2013 (b)	89,475	85,412
Longview Power LLC
4.9375% due 02/28/2014 (b)	583,333	537,396

The accompanying notes are an integral part of the financial statements.

130

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or Principal Amount	Value

TERM LOANS (continued)

Energy (continued)
Longview Power LLC (continued)
5.00% due 02/28/2013 (b)	$166,667	$153,542
5.062% due 02/28/2014 (b)	500,000	460,625
TPF Generation Holdings LLC
2.60% due 12/15/2011 (b)	118,879	112,291
2.60% due 12/15/2013 (b)	379,224	358,209
4.80% due 12/15/2013 (b)	1,031,287	974,136
9.08% due 12/15/2014 (b)	1,800,000	1,534,500

		7,306,107

Financial - 2.49%
Capital Automotive LP
6.120% due 12/16/2010	5,994,785	5,702,539
CCM Merger, Inc.
8.500% due 07/21/2012 (b)	3,307,454	3,216,499
Emdeon Business Services LLC
2.260% due 11/16/2013 (b)	455,786	434,137
5.260% due 05/16/2014 (b)	1,200,000	1,143,000
HMSC Corp.
2.531% due 04/03/2014 (b)	388,995	326,756
5.781% due 04/03/2014 (b)	1,300,000	845,000
Linsco/Private Ledger Corp.
8.196% due 06/27/2013 (b)	2,346,016	2,189,126
Nielsen Financial LLC
2.235% due 08/09/2013 (b)	1,770,627	1,650,371
Nuveen Investments, Inc.
3.281% due 11/13/2014 (b)	819,634	715,950

		16,223,378

Industrial - 0.68%
Coffeyville Resources, Inc.
4.6288% due 12/28/2010 (b)	47,475	47,392
8.5000% due 12/28/2013 (b)	2,083,732	2,080,086
Graham Packaging Company
2.500% due 10/07/2011 (b)	1,243,622	1,221,665
Rexnord Holdings, Inc.
9.68% due 02/21/2013 (b)	1,623,884	1,055,524

		4,404,667

Technology - 1.22%
Affiliated Computer Services, Inc.
2.231% due 03/29/2013 (b)	417,688	413,567
First Data Corp.
0.00% due 09/24/2014 (b)(i)	998,982	883,475
2.999% due 09/24/2014 (b)	1,641,486	1,458,049
Reynolds & Reynolds Company, Inc.
7.625% due 10/24/2012 (b)	154,523	141,968
SunGard Data Systems, Inc.
5.1619% due 01/31/2013 (b)	670,136	631,708
Vertafore, Inc.
5.500% due 03/15/2012 (b)	992,366	922,901
6.012% due 01/24/2013 (b)	1,250,000	1,071,875
Web Services Company LLC
8.00% due 08/04/2014 (b)	2,474,992	2,450,243

		7,973,786

Utilities - 2.70%
Calpine Corp.
7.610% due 03/29/2014 (b)	947,424	894,842
NRG Energy, Inc.
6.58% due 02/01/2013 (b)	$815,080	$774,122
6.948% due 02/01/2013 (b)	1,515,874	1,439,701
NSG Holdings LLC
1.754% due 06/15/2014 (b)	24,169	21,994
1.754% due 06/15/2014 (b)	118,163	107,528
Texas Competitive Electric Holdings Company LLC
3.735% due 10/10/2014 (b)	500,000	400,000
6.2623% due 10/10/2014 (b)	17,315,564	13,947,687

		17,585,874

TOTAL TERM LOANS (Cost $124,246,711)		$133,198,091

REPURCHASE AGREEMENTS - 0.13%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $859,000 on 01/04/2010, collateralized by $400,000 Federal Home Loan Bank, 1.32% due 03/09/2012 (valued at $399,000, including interest) and $480,000 U.S. Treasury Notes, 0.875% due 01/31/2011 (valued at $483,000, including interest)	$859,000	$859,000

TOTAL REPURCHASE AGREEMENTS (Cost $859,000)		$859,000

SHORT TERM INVESTMENTS - 1.63%
State Street Institutional Liquid
Reserves Fund, 0.1272%	$10,652,490	$10,652,490

TOTAL SHORT TERM INVESTMENTS (Cost $10,652,490)		$10,652,490

Total Investments (U.S. High Yield Bond Trust)
(Cost $598,910,942) - 99.06%		$645,982,845
Other assets and liabilities, net - 0.94%		6,134,401

TOTAL NET ASSETS - 100.00%		$652,117,246

Footnotes

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

131

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- Euro
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBA	- Small Business Administration
SBI	- Shares of Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and/or is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)	Principal amount of security is adjusted for inflation.

(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	Security Purchased on a when-issued or delayed delivery basis.

(h)	All or a portion of this position represents unfunded loan commitment.

(i)	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

(j)	Variable Rate Preferred

(k)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

**	Purchased on a forward commitment basis.

***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on written options and open financial futures.

The accompanying notes are an integral part of the financial statements.

132

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009
(showing percentage of total net assets)

500 Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.81%

Basic Materials - 3.37%
Air Products & Chemicals, Inc.	114,268	$9,262,564
Airgas, Inc.	44,317	2,109,489
AK Steel Holding Corp.	59,031	1,260,312
Alcoa, Inc.	525,922	8,477,863
Allegheny Technologies, Inc.	52,936	2,369,945
CF Industries Holdings, Inc.	26,214	2,379,707
Cliffs Natural Resources, Inc.	70,694	3,258,286
Dow Chemical Company	617,326	17,056,717
E.I. Du Pont de Nemours & Company	487,789	16,423,856
Eastman Chemical Company	39,244	2,364,059
Ecolab, Inc.	128,220	5,716,048
FMC Corp.	39,024	2,175,978
Freeport-McMoRan Copper & Gold, Inc., Class B	232,027	18,629,448
International Flavors & Fragrances, Inc.	42,732	1,757,994
International Paper Company	233,763	6,260,173
MeadWestvaco Corp.	92,372	2,644,610
Monsanto Company	294,194	24,050,360
Newmont Mining Corp.	264,569	12,516,759
Nucor Corp.	169,920	7,926,768
Plum Creek Timber Company, Inc. (a)	87,879	3,318,311
PPG Industries, Inc. (a)	90,130	5,276,210
Praxair, Inc.	165,600	13,299,336
Sigma-Aldrich Corp.	65,685	3,319,063
The Sherwin-Williams Company	51,387	3,168,009
Titanium Metals Corp. *	45,909	574,781
United States Steel Corp. (a)	77,373	4,264,800
Weyerhaeuser Company	114,081	4,921,454

		184,782,900

Communications - 10.96%
Akamai Technologies, Inc. * (a)	92,448	2,341,708
Amazon.com, Inc. *	179,951	24,207,008
American Tower Corp., Class A *	216,684	9,362,916
AT&T, Inc.	3,185,065	89,277,372
CBS Corp., Class B	365,504	5,135,331
CenturyTel, Inc.	160,590	5,814,964
Cisco Systems, Inc. *	3,104,958	74,332,694
Comcast Corp., Class A	1,540,814	25,978,124
Corning, Inc.	839,902	16,218,508
DIRECTV, Class A *	516,463	17,224,041
eBay, Inc. *	607,152	14,292,358
Expedia, Inc. *	113,774	2,925,130
Frontier Communications Corp.	168,580	1,316,610
Gannett Company, Inc.	127,510	1,893,523
Google, Inc., Class A *	130,147	80,688,537
Harris Corp.	71,094	3,380,520
Interpublic Group of Companies, Inc. *	262,383	1,936,387
JDS Uniphase Corp. *	120,155	991,279
Juniper Networks, Inc. *	283,586	7,563,239
McAfee, Inc. *	85,134	3,453,886
McGraw-Hill Companies, Inc.	169,967	5,695,594
Meredith Corp. (a)	19,802	610,892
MetroPCS Communications, Inc. * (a)	140,969	1,075,593
Motorola, Inc. *	1,247,333	9,679,304
News Corp., Class A	1,216,273	16,650,777
Omnicom Group, Inc.	167,993	6,576,926
Priceline.com, Inc. * (a)	23,723	5,183,475
QUALCOMM, Inc.	901,551	41,705,749
Qwest Communications International, Inc. (a)	801,970	3,376,294
Scripps Networks Interactive, Inc., Class A	48,266	2,003,039
Sprint Nextel Corp. *	1,602,503	5,865,161
Symantec Corp. *	437,499	7,826,857
Tellabs, Inc. *	208,442	1,183,951
The New York Times Company, Class A * (a)	62,577	773,452
The Washington Post Company, Class B	3,349	1,472,220
Time Warner Cable, Inc.	190,226	7,873,454
Time Warner, Inc.	630,201	18,364,057
VeriSign, Inc. *	103,818	2,516,548
Verizon Communications, Inc.	1,533,240	50,796,241
Viacom, Inc., Class B *	327,630	9,740,440
Windstream Corp.	235,731	2,590,684
Yahoo!, Inc. *	642,788	10,785,983

		600,680,826

Consumer, Cyclical - 8.64%
Abercrombie & Fitch Company, Class A (a)	47,489	1,654,992
AutoNation, Inc. * (a)	49,912	955,815
AutoZone, Inc. *	16,150	2,552,831
Bed Bath & Beyond, Inc. *	141,785	5,477,155
Best Buy Company, Inc.	184,358	7,274,767
Big Lots, Inc. *	44,698	1,295,348
Carnival Corp. *	235,864	7,474,530
Cintas Corp.	70,957	1,848,430
Coach, Inc.	172,073	6,285,827
Costco Wholesale Corp.	235,325	13,924,180
CVS Caremark Corp.	761,340	24,522,761
D.R. Horton, Inc.	149,242	1,622,261
Darden Restaurants, Inc.	75,432	2,645,400
Family Dollar Stores, Inc.	74,916	2,084,912
Fastenal Company (a)	71,255	2,967,058
Ford Motor Company * (a)	1,785,007	17,850,070
GameStop Corp., Class A * (a)	88,884	1,950,115
Genuine Parts Company	86,118	3,269,039
Goodyear Tire & Rubber Company *	130,859	1,845,112
Harley-Davidson, Inc. (a)	126,540	3,188,808
Harman International Industries, Inc.	37,506	1,323,212
Hasbro, Inc.	67,237	2,155,618
Home Depot, Inc.	917,797	26,551,867
International Game Technology	160,290	3,008,643
J.C. Penney Company, Inc.	127,310	3,387,719
Johnson Controls, Inc.	362,215	9,866,737
Kohl’s Corp. *	165,488	8,924,768
Lennar Corp., Class A	87,077	1,111,973
Limited Brands, Inc.	144,441	2,779,045
Lowe’s Companies, Inc.	794,529	18,584,033
Macy’s, Inc.	227,241	3,808,559
Marriott International, Inc., Class A (a)	136,901	3,730,552
Mattel, Inc.	195,109	3,898,278
McDonald’s Corp.	582,492	36,370,800
Newell Rubbermaid, Inc.	149,889	2,249,834
NIKE, Inc., Class B	210,300	13,894,521
Nordstrom, Inc. (a)	89,218	3,352,812
Office Depot, Inc. *	148,627	958,644

The accompanying notes are an integral part of the financial statements.
1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
O’Reilly Automotive, Inc. * (a)	73,972	$2,819,813
PACCAR, Inc.	196,204	7,116,319
Polo Ralph Lauren Corp., Class A (a)	31,009	2,511,109
Pulte Homes, Inc. *	170,402	1,704,020
RadioShack Corp. (a)	67,716	1,320,462
Ross Stores, Inc.	67,520	2,883,779
Sears Holdings Corp. * (a)	26,199	2,186,307
Southwest Airlines Company	400,462	4,577,281
Staples, Inc.	390,767	9,608,961
Starbucks Corp. *	400,980	9,246,599
Starwood Hotels & Resorts Worldwide, Inc.	100,939	3,691,339
Target Corp.	406,061	19,641,171
The Gap, Inc.	256,972	5,383,563
Tiffany & Company (a)	67,141	2,887,063
TJX Companies, Inc.	226,538	8,279,964
VF Corp.	47,926	3,510,100
Walgreen Company	533,719	19,598,162
Wal-Mart Stores, Inc.	1,151,663	61,556,387
Walt Disney Company	1,006,640	32,464,140
Whirlpool Corp. (a)	40,091	3,233,740
Wyndham Worldwide Corp.	96,408	1,944,549
Wynn Resorts, Ltd. * (a)	37,216	2,167,088
Yum! Brands, Inc.	252,394	8,826,218

		473,805,160

Consumer, Non-cyclical - 22.03%
Abbott Laboratories	834,852	45,073,659
Allergan, Inc.	165,979	10,458,337
Altria Group, Inc.	1,118,477	21,955,704
AmerisourceBergen Corp.	155,494	4,053,729
Amgen, Inc. *	546,301	30,904,248
Apollo Group, Inc., Class A *	69,364	4,202,071
Archer-Daniels-Midland Company	346,710	10,855,490
Avery Dennison Corp.	60,854	2,220,562
Avon Products, Inc.	230,504	7,260,876
Baxter International, Inc.	325,395	19,094,179
Becton, Dickinson & Company	127,985	10,092,897
Biogen Idec, Inc. *	156,095	8,351,083
Boston Scientific Corp. *	815,511	7,339,599
Bristol-Myers Squibb Company (a)	1,069,234	26,998,159
Brown Forman Corp., Class B	59,302	3,176,808
C.R. Bard, Inc.	52,106	4,059,057
Campbell Soup Company	102,509	3,464,804
Cardinal Health, Inc.	195,766	6,311,496
CareFusion Corp. *	95,593	2,390,781
Celgene Corp. *	248,102	13,814,319
Cephalon, Inc. * (a)	40,297	2,514,936
Clorox Company	75,460	4,603,060
Coca-Cola Enterprises, Inc.	171,580	3,637,496
Colgate-Palmolive Company	268,359	22,045,692
ConAgra Foods, Inc.	239,162	5,512,684
Constellation Brands, Inc., Class A *	107,495	1,712,395
Coventry Health Care, Inc. *	79,874	1,940,139
DaVita, Inc. *	55,162	3,240,216
Dean Foods Company *	97,529	1,759,423
DENTSPLY International, Inc.	82,062	2,886,121
DeVry, Inc.	33,355	1,892,229
Dr. Pepper Snapple Group, Inc.	137,132	3,880,836
Eli Lilly & Company	545,763	19,489,197
Equifax, Inc.	68,262	2,108,613
Estee Lauder Companies, Inc., Class A	63,714	3,081,209
Express Scripts, Inc. *	148,280	12,818,806
Forest Laboratories, Inc. *	162,878	5,230,013
Fortune Brands, Inc.	81,147	3,505,550
General Mills, Inc.	176,273	12,481,891
Genzyme Corp. *	143,241	7,020,241
Gilead Sciences, Inc. *	485,734	21,022,568
H & R Block, Inc.	180,982	4,093,813
H.J. Heinz Company	170,369	7,284,978
Hershey Company	89,710	3,210,721
Hormel Foods Corp.	37,670	1,448,412
Hospira, Inc. *	87,525	4,463,775
Humana, Inc. *	91,667	4,023,265
Intuitive Surgical, Inc. * (a)	20,614	6,252,638
Iron Mountain, Inc. *	97,686	2,223,333
J.M. Smucker Company	64,245	3,967,129
Johnson & Johnson	1,489,225	95,920,982
Kellogg Company	137,212	7,299,678
Kimberly-Clark Corp.	224,230	14,285,693
King Pharmaceuticals, Inc. *	134,235	1,647,063
Kraft Foods, Inc., Class A	797,296	21,670,505
Laboratory Corp. of America Holdings *	57,322	4,289,978
Life Technologies Corp. *	96,258	5,027,555
Lorillard, Inc.	86,705	6,956,342
McCormick & Company, Inc.	70,697	2,554,283
McKesson Corp.	144,644	9,040,250
Mead Johnson Nutrition Company	110,378	4,823,519
Medco Health Solutions, Inc. *	257,334	16,446,216
Medtronic, Inc.	597,398	26,273,564
Merck & Company, Inc.	1,648,654	60,241,817
Millipore Corp. *	30,049	2,174,045
Molson Coors Brewing Company, Class B (a)	84,827	3,830,787
Monster Worldwide, Inc. * (a)	67,847	1,180,538
Moody’s Corp. (a)	105,950	2,839,460
Mylan, Inc. * (a)	164,938	3,039,807
Patterson Companies, Inc. *	50,290	1,407,114
Paychex, Inc.	173,600	5,319,104
Pepsi Bottling Group, Inc.	77,751	2,915,663
PepsiCo, Inc.	842,250	51,208,800
Pfizer, Inc.	4,355,533	79,227,145
Philip Morris International, Inc.	1,028,053	49,541,874
Procter & Gamble Company	1,577,006	95,613,874
Quanta Services, Inc. *	113,257	2,360,276
Quest Diagnostics, Inc.	83,832	5,061,776
R.R. Donnelley & Sons Company	110,811	2,467,761
Reynolds American, Inc.	91,217	4,831,765
Robert Half International, Inc. (a)	81,485	2,178,094
Safeway, Inc.	219,355	4,670,068
SAIC, Inc. *	165,265	3,130,119
Sara Lee Corp.	376,333	4,583,736
St. Jude Medical, Inc. *	180,414	6,635,627
Stryker Corp.	152,423	7,677,547
SUPERVALU, Inc.	114,430	1,454,405

The accompanying notes are an integral part of the financial statements.
2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Sysco Corp.	319,445	$8,925,293
Tenet Healthcare Corp. *	234,231	1,262,505
The Coca-Cola Company	1,250,699	71,289,843
The Kroger Company	351,280	7,211,778
Tyson Foods, Inc., Class A	164,680	2,020,624
UnitedHealth Group, Inc.	627,199	19,117,026
Varian Medical Systems, Inc. *	67,173	3,147,055
Visa, Inc. (a)	241,771	21,145,292
Watson Pharmaceuticals, Inc. *	57,289	2,269,217
WellPoint, Inc. *	247,392	14,420,480
Western Union Company	373,565	7,041,700
Whole Foods Market, Inc. * (a)	75,995	2,086,063
Zimmer Holdings, Inc. *	114,956	6,795,049

		1,207,987,992

Diversified - 0.04%
Leucadia National Corp. * (a)	102,360	2,435,144

Energy - 11.41%
Anadarko Petroleum Corp.	265,293	16,559,589
Apache Corp.	181,450	18,720,196
Baker Hughes, Inc.	167,262	6,770,766
BJ Services Company	158,413	2,946,482
Cabot Oil & Gas Corp.	55,947	2,438,730
Cameron International Corp. *	131,922	5,514,340
Chesapeake Energy Corp.	349,600	9,047,648
Chevron Corp.	1,082,883	83,371,162
ConocoPhillips Company	800,824	40,898,082
CONSOL Energy, Inc.	97,605	4,860,729
Denbury Resources, Inc. *	134,938	1,997,082
Devon Energy Corp.	239,704	17,618,244
Diamond Offshore Drilling, Inc. (a)	37,516	3,692,325
El Paso Corp.	378,513	3,720,783
EOG Resources, Inc.	136,208	13,253,038
EQT Corp.	70,663	3,103,519
Exxon Mobil Corp.	2,562,347	174,726,442
First Solar, Inc. * (a)	26,184	3,545,314
FMC Technologies, Inc. *	65,943	3,814,143
Halliburton Company	486,816	14,648,293
Hess Corp.	157,118	9,505,639
Marathon Oil Corp.	382,059	11,927,882
Massey Energy Company	46,237	1,942,416
Murphy Oil Corp.	103,056	5,585,635
Nabors Industries, Ltd. *	152,905	3,347,090
National Oilwell Varco, Inc.	225,797	9,955,390
Noble Energy, Inc.	93,634	6,668,613
Occidental Petroleum Corp.	438,097	35,639,191
Peabody Energy Corp.	144,565	6,535,784
Pioneer Natural Resources Company	62,247	2,998,438
Questar Corp.	94,114	3,912,319
Range Resources Corp.	85,137	4,244,079
Rowan Companies, Inc. *	61,397	1,390,028
Schlumberger, Ltd.	648,112	42,185,610
Smith International, Inc.	133,540	3,628,282
Southwestern Energy Company *	186,358	8,982,456
Spectra Energy Corp.	349,087	7,159,774
Sunoco, Inc.	63,101	1,646,936
Tesoro Corp. (a)	75,492	1,022,917
Valero Energy Corp.	304,439	5,099,353
Williams Companies, Inc.	314,745	6,634,825
XTO Energy, Inc.	313,237	14,574,918

		625,834,482

Financial - 14.45%
Aetna, Inc.	233,982	7,417,229
AFLAC, Inc.	252,548	11,680,345
Allstate Corp.	289,565	8,698,533
American Express Company	641,854	26,007,924
American International Group, Inc. * (a)	72,654	2,178,167
Ameriprise Financial, Inc.	137,639	5,343,146
Aon Corp.	147,850	5,668,569
Apartment Investment & Management Company, Class A, REIT	63,318	1,008,023
Assurant, Inc.	63,043	1,858,508
Avalon Bay Communities, Inc., REIT (a)	43,954	3,609,063
Bank of America Corp.	5,363,366	80,772,292
Bank of New York Mellon Corp.	649,991	18,180,248
BB&T Corp. (a)	371,141	9,415,847
Boston Properties, Inc., REIT	74,874	5,021,799
Capital One Financial Corp.	242,847	9,310,754
CB Richard Ellis Group, Inc. * (a)	145,586	1,975,602
Charles Schwab Corp.	514,353	9,680,123
Chubb Corp.	184,364	9,067,022
CIGNA Corp.	147,527	5,203,277
Cincinnati Financial Corp. (a)	87,818	2,304,344
Citigroup, Inc. (a)	10,525,091	34,838,051
CME Group, Inc.	35,904	12,061,949
Comerica, Inc.	81,570	2,412,025
Discover Financial Services	292,984	4,309,795
E*TRADE Financial Corp. *	835,726	1,462,520
Equity Residential, REIT	149,049	5,034,875
Federated Investors, Inc., Class B (a)	47,553	1,307,707
Fidelity National Information Services, Inc.	176,919	4,146,981
Fifth Third Bancorp	429,272	4,185,402
First Horizon National Corp. * (a)	119,780	1,605,047
Franklin Resources, Inc.	80,430	8,473,300
Genworth Financial, Inc., Class A *	263,697	2,992,961
Goldman Sachs Group, Inc.	277,476	46,849,048
Hartford Financial Services Group, Inc.	206,729	4,808,517
HCP, Inc., REIT	158,222	4,832,100
Health Care, Inc., REIT	66,396	2,942,671
Host Hotels & Resorts, Inc., REIT *	347,562	4,056,049
Hudson City Bancorp, Inc.	255,157	3,503,306
Huntington Bancshares, Inc. (a)	385,948	1,408,710
IntercontinentalExchange, Inc. *	39,540	4,440,342
Invesco, Ltd.	231,433	5,436,361
Janus Capital Group, Inc.	98,245	1,321,395
JPMorgan Chase & Company	2,126,968	88,630,757
KeyCorp	474,196	2,631,788
Kimco Realty Corp., REIT (a)	216,831	2,933,723
Legg Mason, Inc. (a)	87,691	2,644,761
Lincoln National Corp.	163,048	4,056,634
Loews Corp.	194,792	7,080,689
M&T Bank Corp. (a)	44,618	2,984,498

The accompanying notes are an integral part of the financial statements.
3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Marsh & McLennan Companies, Inc.	284,725	$6,286,728
Marshall & Ilsley Corp.	283,206	1,543,473
MasterCard, Inc., Class A	51,825	13,266,163
MetLife, Inc.	441,942	15,622,650
Morgan Stanley	733,755	21,719,148
NASDAQ OMX Group, Inc. *	79,747	1,580,586
Northern Trust Corp.	130,353	6,830,497
NYSE Euronext	140,335	3,550,476
People’s United Financial, Inc.	187,970	3,139,099
PNC Financial Services Group, Inc.	249,042	13,146,927
Principal Financial Group, Inc.	172,150	4,138,486
Progressive Corp. *	363,914	6,546,813
ProLogis, REIT (a)	255,412	3,496,590
Prudential Financial, Inc.	250,470	12,463,387
Public Storage, Inc., REIT	73,207	5,962,710
Regions Financial Corp. (a)	641,242	3,392,170
Simon Property Group, Inc., REIT	154,846	12,356,712
SLM Corp. *	256,160	2,886,923
State Street Corp.	266,996	11,625,006
SunTrust Banks, Inc.	269,417	5,466,471
T. Rowe Price Group, Inc. (a)	138,987	7,401,058
The Travelers Companies, Inc.	294,905	14,703,963
Torchmark Corp.	44,683	1,963,818
U.S. Bancorp	1,032,231	23,235,520
Unum Group	179,069	3,495,427
Ventas, Inc., REIT	84,528	3,697,255
Vornado Realty Trust, REIT	84,632	5,919,162
Wells Fargo & Company	2,758,696	74,457,205
XL Capital, Ltd., Class A	184,664	3,384,891
Zions Bancorp (a)	74,600	957,118

		792,029,209

Industrial - 10.00%
3M Company	382,120	31,589,860
Amphenol Corp., Class A	92,565	4,274,652
Ball Corp.	50,792	2,625,946
Bemis Company, Inc.	58,421	1,732,183
Black & Decker Corp.	32,549	2,110,152
Boeing Company	392,181	21,228,758
Burlington Northern Santa Fe Corp.	141,487	13,953,448
C.H. Robinson Worldwide, Inc.	90,538	5,317,297
Caterpillar, Inc. (a)	336,103	19,154,510
CSX Corp.	211,884	10,274,255
Cummins, Inc.	108,918	4,994,979
Danaher Corp.	140,443	10,561,314
Deere & Company	228,286	12,347,990
Dover Corp.	100,489	4,181,347
Eastman Kodak Company * (a)	145,091	612,284
Eaton Corp.	89,491	5,693,417
Emerson Electric Company	405,972	17,294,407
Expeditors International of Washington, Inc.	114,454	3,974,987
FedEx Corp.	168,682	14,076,513
FLIR Systems, Inc. * (a)	81,947	2,681,306
Flowserve Corp.	30,145	2,849,607
Fluor Corp.	96,610	4,351,314
General Dynamics Corp.	208,236	14,195,448
General Electric Company	5,746,985	86,951,883
Goodrich Corp.	67,122	4,312,588
Honeywell International, Inc.	411,853	16,144,638
Illinois Tool Works, Inc.	208,182	9,990,654
ITT Corp. (a)	98,612	4,904,961
Jabil Circuit, Inc.	102,891	1,787,217
Jacobs Engineering Group, Inc. *	67,033	2,521,111
Leggett & Platt, Inc.	82,100	1,674,840
Lockheed Martin Corp.	172,643	13,008,650
Masco Corp.	193,825	2,676,723
Molex, Inc.	73,144	1,576,253
Norfolk Southern Corp.	198,571	10,409,092
Northrop Grumman Corp.	169,348	9,458,086
Owens-Illinois, Inc. *	90,953	2,989,625
Pactiv Corp. *	71,389	1,723,330
Pall Corp.	63,093	2,283,967
Parker-Hannifin Corp.	86,734	4,673,228
PerkinElmer, Inc.	63,135	1,299,950
Precision Castparts Corp.	75,956	8,381,745
Raytheon Company	206,842	10,656,500
Republic Services, Inc.	174,363	4,936,216
Rockwell Automation, Inc. (a)	76,795	3,607,829
Rockwell Collins, Inc.	84,867	4,698,237
Roper Industries, Inc.	49,147	2,573,828
Ryder Systems, Inc.	30,269	1,246,175
Sealed Air Corp.	85,893	1,877,621
Snap-on, Inc.	31,222	1,319,442
Stanley Works (a)	43,407	2,235,895
Stericycle, Inc. * (a)	45,461	2,508,083
Textron, Inc.	146,191	2,749,853
Thermo Fisher Scientific, Inc. *	220,388	10,510,304
Union Pacific Corp.	272,330	17,401,887
United Parcel Service, Inc., Class B	535,866	30,742,632
United Technologies Corp.	506,037	35,124,028
Vulcan Materials Company (a)	67,685	3,564,969
W.W. Grainger, Inc.	34,095	3,301,419
Waste Management, Inc. (a)	264,290	8,935,645
Waters Corp. *	51,111	3,166,838

		548,001,916

Technology - 13.41%
Adobe Systems, Inc. *	282,699	10,397,669
Advanced Micro Devices, Inc. * (a)	303,906	2,941,810
Affiliated Computer Services, Inc., Class A *	52,702	3,145,782
Agilent Technologies, Inc. *	186,274	5,787,533
Altera Corp.	159,427	3,607,833
Analog Devices, Inc.	157,534	4,974,924
Apple, Inc. *	486,141	102,507,691
Applied Materials, Inc.	719,873	10,035,030
Autodesk, Inc. *	123,991	3,150,611
Automatic Data Processing, Inc.	272,376	11,663,140
BMC Software, Inc. *	98,986	3,969,339
Broadcom Corp., Class A *	232,490	7,311,811
CA, Inc.	214,015	4,806,777
Citrix Systems, Inc. *	98,763	4,109,528
Cognizant Technology Solutions Corp., Class A *	159,071	7,205,916
Computer Sciences Corp. *	82,268	4,732,878

The accompanying notes are an integral part of the financial statements.
4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Technology (continued)
Compuware Corp. *	124,397	$899,390
Dell, Inc. *	929,372	13,345,782
Dun & Bradstreet Corp.	28,053	2,366,832
Electronic Arts, Inc. *	175,676	3,118,249
EMC Corp. *	1,100,994	19,234,365
Fiserv, Inc. *	83,066	4,027,040
Hewlett-Packard Company	1,279,784	65,921,674
IMS Health, Inc.	98,472	2,073,820
Intel Corp.	2,980,500	60,802,200
International Business Machines Corp.	709,017	92,810,325
Intuit, Inc. *	170,972	5,250,550
KLA-Tencor Corp. (a)	92,239	3,335,362
L-3 Communications Holdings, Inc.	62,733	5,454,634
Lexmark International, Inc. *	42,245	1,097,525
Linear Technology Corp. (a)	120,425	3,677,780
LSI Logic Corp. *	352,668	2,119,535
MEMC Electronic Materials, Inc. *	120,668	1,643,498
Microchip Technology, Inc. (a)	99,093	2,879,643
Micron Technology, Inc. *	458,710	4,843,978
Microsoft Corp.	4,169,481	127,127,476
National Semiconductor Corp.	127,711	1,961,641
NetApp, Inc. *	182,924	6,290,756
Novell, Inc. *	187,606	778,565
Novellus Systems, Inc. *	52,357	1,222,012
NVIDIA Corp. *	299,507	5,594,791
Oracle Corp.	2,110,568	51,793,339
Pitney Bowes, Inc. (a)	111,803	2,544,636
QLogic Corp. *	61,858	1,167,261
Red Hat, Inc. *	101,352	3,131,777
Salesforce.com, Inc. * (a)	59,325	4,376,405
SanDisk Corp. *	123,178	3,570,930
Sun Microsystems, Inc. *	406,629	3,810,114
Teradata Corp. *	92,405	2,904,289
Teradyne, Inc. * (a)	94,442	1,013,363
Texas Instruments, Inc.	676,239	17,622,788
Total Systems Services, Inc.	106,432	1,838,081
Western Digital Corp. *	121,651	5,370,892
Xerox Corp. (a)	469,177	3,969,237
Xilinx, Inc.	149,316	3,741,859

		735,080,666

Utilities - 3.50%
AES Corp. *	360,328	4,795,966
Allegheny Energy, Inc.	91,522	2,148,937
Ameren Corp.	127,878	3,574,190
American Electric Power Company, Inc.	257,816	8,969,419
CenterPoint Energy, Inc.	210,701	3,057,272
CMS Energy Corp. (a)	123,842	1,939,366
Consolidated Edison, Inc.	151,455	6,880,601
Constellation Energy Group, Inc.	108,436	3,813,694
Dominion Resources, Inc.	322,361	12,546,290
DTE Energy Company	88,975	3,878,420
Duke Energy Corp.	704,162	12,118,628
Edison International	175,856	6,116,272
Entergy Corp.	101,976	8,345,716
Exelon Corp.	355,899	17,392,784
FirstEnergy Corp.	164,535	7,642,651
FPL Group, Inc.	223,104	11,784,353
Integrys Energy Group, Inc.	41,247	1,731,962
Nicor, Inc.	24,465	1,029,976
NiSource, Inc.	148,953	2,290,897
Northeast Utilities	94,822	2,445,459
Pepco Holdings, Inc.	119,459	2,012,884
PG&E Corp.	200,225	8,940,046
Pinnacle West Capital Corp.	54,667	1,999,719
PPL Corp.	203,523	6,575,828
Progress Energy, Inc.	150,928	6,189,557
Public Service Enterprise Group, Inc.	273,103	9,080,675
SCANA Corp.	59,815	2,253,829
Sempra Energy	133,018	7,446,348
Southern Company	431,914	14,391,374
Teco Energy, Inc. (a)	115,382	1,871,496
Wisconsin Energy Corp.	63,103	3,144,422
Xcel Energy, Inc.	246,534	5,231,451

		191,640,482

TOTAL COMMON STOCKS (Cost $4,784,007,937)		$5,362,278,777

SECURITIES LENDING COLLATERAL - 4.05%

Securities Lending Collateral - 4.05%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	22,178,892	221,999,619

TOTAL SECURITIES LENDING COLLATERAL (Cost $222,013,170)		$221,999,619

SHORT TERM INVESTMENTS - 1.98%
Federal National Mortgage Association Discount Notes
0.03% due 02/04/2010	$43,000,000	$42,997,969
0.08% due 03/10/2010	60,000,000	59,988,667
0.43% due 12/01/2010	5,798,000	5,775,407

TOTAL SHORT TERM INVESTMENTS (Cost $108,762,043)		$108,762,043

Total Investments (500 Index Trust) (Cost $5,114,783,150) - 103.84%		$5,693,040,439
Other assets and liabilities, net - (3.84)%		(210,683,566)

TOTAL NET ASSETS - 100.00%		$5,482,356,873

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 97.88%

Basic Materials - 3.37%
Air Products & Chemicals, Inc.	17,024	1,379,965
Airgas, Inc.	6,640	316,064
AK Steel Holding Corp.	8,794	187,752
Alcoa, Inc.	78,351	1,263,018
Allegheny Technologies, Inc.	7,886	353,056
CF Industries Holdings, Inc.	3,905	354,496
Cliffs Natural Resources, Inc.	10,532	485,420

The accompanying notes are an integral part of the financial statements.
5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Dow Chemical Company	91,969	$2,541,104
E.I. Du Pont de Nemours & Company	72,670	2,446,799
Eastman Chemical Company	5,846	352,163
Ecolab, Inc.	19,102	851,567
FMC Corp.	5,814	324,189
Freeport-McMoRan Copper & Gold, Inc., Class B *	34,567	2,775,384
International Flavors & Fragrances, Inc.	6,356	261,486
International Paper Company	34,826	932,640
MeadWestvaco Corp.	13,762	394,006
Monsanto Company	43,829	3,583,021
Newmont Mining Corp.	39,415	1,864,724
Nucor Corp.	25,315	1,180,945
Plum Creek Timber Company, Inc. (a)	13,092	494,354
PPG Industries, Inc. (a)	13,427	786,017
Praxair, Inc.	24,671	1,981,328
Sigma-Aldrich Corp.	9,786	494,487
The Sherwin-Williams Company	7,656	471,992
Titanium Metals Corp. *	6,795	85,073
United States Steel Corp. (a)	11,527	635,368
Weyerhaeuser Company	16,996	733,207

		27,529,625

Communications - 10.96%
Akamai Technologies, Inc. *	13,773	348,870
Amazon.com, Inc. *	26,809	3,606,347
American Tower Corp., Class A *	32,281	1,394,862
AT&T, Inc.	474,508	13,300,459
CBS Corp., Class B	54,452	765,051
CenturyTel, Inc.	23,924	866,288
Cisco Systems, Inc. *	462,574	11,074,022
Comcast Corp., Class A	229,549	3,870,196
Corning, Inc.	125,128	2,416,222
DIRECTV, Class A *	76,942	2,566,016
eBay, Inc. *	90,453	2,129,264
Expedia, Inc. *	16,950	435,784
Frontier Communications Corp.	25,114	196,140
Gannett Company, Inc.	18,973	281,749
Google, Inc., Class A *	19,389	12,020,792
Harris Corp.	10,592	503,650
Interpublic Group of Companies, Inc. *	39,089	288,477
JDS Uniphase Corp. *	17,901	147,683
Juniper Networks, Inc. *	42,251	1,126,834
McAfee, Inc. *	12,683	514,549
McGraw-Hill Companies, Inc.	25,322	848,540
Meredith Corp. (a)	2,911	89,804
MetroPCS Communications, Inc. * (a)	21,158	161,436
Motorola, Inc. *	185,826	1,442,010
News Corp., Class A	181,184	2,480,409
Omnicom Group, Inc.	25,027	979,807
Priceline.com, Inc. *	3,534	772,179
QUALCOMM, Inc.	134,312	6,213,273
Qwest Communications International, Inc. (a)	119,402	502,682
Scripps Networks Interactive, Inc., Class A	7,192	298,468
Sprint Nextel Corp. *	238,739	873,785
Symantec Corp. *	65,178	1,166,034
Tellabs, Inc. *	31,054	176,387
The New York Times Company, Class A * (a)	9,300	114,948
The Washington Post Company, Class B	499	219,360
Time Warner Cable, Inc. *	28,340	1,172,993
Time Warner, Inc.	93,887	2,735,867
VeriSign, Inc. *	15,467	374,920
Verizon Communications, Inc.	228,421	7,567,588
Viacom, Inc., Class B *	48,810	1,451,121
Windstream Corp.	35,119	385,958
Yahoo!, Inc. *	95,762	1,606,886

		89,487,710

Consumer, Cyclical - 8.65%
Abercrombie & Fitch Company, Class A (a)	7,075	246,564
AutoNation, Inc. *	7,436	142,399
AutoZone, Inc. *	2,406	380,316
Bed Bath & Beyond, Inc. * (a)	21,123	815,981
Best Buy Company, Inc.	27,465	1,083,769
Big Lots, Inc. *	6,644	192,543
Carnival Corp. *	35,139	1,113,555
Cintas Corp.	10,571	275,375
Coach, Inc.	25,645	936,812
Costco Wholesale Corp.	35,059	2,074,441
CVS Caremark Corp.	113,424	3,653,387
D.R. Horton, Inc. (a)	22,224	241,575
Darden Restaurants, Inc.	11,227	393,731
Family Dollar Stores, Inc.	11,161	310,611
Fastenal Company (a)	10,615	442,009
Ford Motor Company *	265,929	2,659,290
GameStop Corp., Class A *	13,242	290,529
Genuine Parts Company	12,830	487,027
Goodyear Tire & Rubber Company *	19,472	274,555
Harley-Davidson, Inc. (a)	18,852	475,070
Harman International Industries, Inc.	5,629	198,591
Hasbro, Inc.	10,017	321,145
Home Depot, Inc.	136,733	3,955,686
International Game Technology	23,882	448,265
J.C. Penney Company, Inc.	18,966	504,685
Johnson Controls, Inc.	53,963	1,469,952
Kohl’s Corp. *	24,654	1,329,590
Lennar Corp., Class A	12,972	165,652
Limited Brands, Inc.	21,510	413,852
Lowe’s Companies, Inc.	118,368	2,768,628
Macy’s, Inc.	33,854	567,393
Marriott International, Inc., Class A (a)	20,395	555,764
Mattel, Inc.	29,067	580,759
McDonald’s Corp.	86,779	5,418,481
Newell Rubbermaid, Inc.	22,330	335,173
NIKE, Inc., Class B	31,329	2,069,907
Nordstrom, Inc. (a)	13,292	499,513
Office Depot, Inc. *	22,091	142,487
O’Reilly Automotive, Inc. *	11,073	422,103
PACCAR, Inc.	29,230	1,060,172
Polo Ralph Lauren Corp., Class A	4,620	374,128
Pulte Homes, Inc. *	25,386	253,860
RadioShack Corp. (a)	10,067	196,307
Ross Stores, Inc.	10,059	429,620
Sears Holdings Corp. * (a)	3,903	325,705

The accompanying notes are an integral part of the financial statements.
6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Southwest Airlines Company	59,660	$681,914
Staples, Inc.	58,210	1,431,384
Starbucks Corp. *	59,738	1,377,558
Starwood Hotels & Resorts Worldwide, Inc.	15,038	549,940
Target Corp.	60,495	2,926,143
The Gap, Inc.	38,283	802,029
Tiffany & Company	10,007	430,301
TJX Companies, Inc.	33,749	1,233,526
VF Corp.	7,140	522,934
Walgreen Company	79,513	2,919,717
Wal-Mart Stores, Inc.	171,574	9,170,630
Walt Disney Company	149,968	4,836,468
Whirlpool Corp. (a)	5,973	481,782
Wyndham Worldwide Corp.	14,363	289,702
Wynn Resorts, Ltd. * (a)	5,544	322,827
Yum! Brands, Inc.	37,609	1,315,187

		70,588,999

Consumer, Non-cyclical - 22.05%
Abbott Laboratories	124,375	6,715,006
Allergan, Inc.	24,727	1,558,048
Altria Group, Inc.	166,629	3,270,927
AmerisourceBergen Corp.	23,165	603,912
Amgen, Inc. *	81,387	4,604,063
Apollo Group, Inc., Class A *	10,357	627,427
Archer-Daniels-Midland Company	51,652	1,617,224
Avery Dennison Corp.	9,066	330,818
Avon Products, Inc.	34,340	1,081,710
Baxter International, Inc.	48,477	2,844,630
Becton, Dickinson & Company	19,067	1,503,624
Biogen Idec, Inc. *	23,255	1,244,143
Boston Scientific Corp. *	121,456	1,093,104
Bristol-Myers Squibb Company (a)	159,293	4,022,148
Brown Forman Corp., Class B	8,835	473,291
C.R. Bard, Inc.	7,763	604,738
Campbell Soup Company	15,272	516,194
Cardinal Health, Inc.	29,204	941,537
CareFusion Corp. *	14,241	356,167
Celgene Corp. *	36,957	2,057,766
Cephalon, Inc. * (a)	6,027	376,145
Clorox Company	11,242	685,762
Coca-Cola Enterprises, Inc.	25,555	541,766
Colgate-Palmolive Company	39,980	3,284,357
ConAgra Foods, Inc.	35,617	820,972
Constellation Brands, Inc., Class A *	16,055	255,756
Coventry Health Care, Inc. *	11,900	289,051
DaVita, Inc. *	8,218	482,725
Dean Foods Company *	14,514	261,833
DENTSPLY International, Inc.	12,225	429,953
DeVry, Inc.	4,969	281,891
Dr. Pepper Snapple Group, Inc. *	20,430	578,169
Eli Lilly & Company	81,307	2,903,473
Equifax, Inc.	10,170	314,151
Estee Lauder Companies, Inc., Class A	9,492	459,033
Express Scripts, Inc. *	22,091	1,909,767
Forest Laboratories, Inc. *	24,265	779,149
Fortune Brands, Inc.	12,089	522,245
General Mills, Inc.	26,261	1,859,541
Genzyme Corp. *	21,340	1,045,873
Gilead Sciences, Inc. *	72,364	3,131,914
H & R Block, Inc.	26,962	609,880
H.J. Heinz Company	25,381	1,085,292
Hershey Company	13,371	478,548
Hormel Foods Corp.	5,643	216,973
Hospira, Inc. *	13,040	665,040
Humana, Inc. *	13,657	599,406
Intuitive Surgical, Inc. *	3,071	931,496
Iron Mountain, Inc. *	14,633	333,047
J.M. Smucker Company	9,571	591,009
Johnson & Johnson	221,863	14,290,196
Kellogg Company	20,442	1,087,514
Kimberly-Clark Corp.	33,401	2,127,978
King Pharmaceuticals, Inc. *	19,961	244,921
Kraft Foods, Inc., Class A	118,780	3,228,440
Laboratory Corp. of America Holdings *	8,540	639,134
Life Technologies Corp. *	14,318	747,829
Lorillard, Inc.	12,917	1,036,331
McCormick & Company, Inc.	10,528	380,377
McKesson Corp.	21,549	1,346,813
Mead Johnson Nutrition Company	16,444	718,603
Medco Health Solutions, Inc. *	38,337	2,450,118
Medtronic, Inc.	89,000	3,914,220
Merck & Company, Inc. *	245,615	8,974,772
Millipore Corp. *	4,472	323,549
Molson Coors Brewing Company, Class B	12,647	571,139
Monster Worldwide, Inc. *	10,222	177,863
Moody’s Corp. (a)	15,784	423,011
Mylan, Inc. * (a)	24,572	452,862
Patterson Companies, Inc. *	7,548	211,193
Paychex, Inc.	25,863	792,442
Pepsi Bottling Group, Inc.	11,583	434,363
PepsiCo, Inc.	125,478	7,629,062
Pfizer, Inc.	648,883	11,803,182
Philip Morris International, Inc.	153,158	7,380,684
Procter & Gamble Company	234,941	14,244,473
Quanta Services, Inc. *	16,873	351,633
Quest Diagnostics, Inc.	12,489	754,086
R.R. Donnelley & Sons Company	16,508	367,633
Reynolds American, Inc.	13,589	719,809
Robert Half International, Inc. (a)	12,140	324,502
Safeway, Inc.	32,679	695,736
SAIC, Inc. *	24,621	466,322
Sara Lee Corp.	56,071	682,945
St. Jude Medical, Inc. *	26,878	988,573
Stryker Corp.	22,708	1,143,802
SUPERVALU, Inc.	17,048	216,680
Sysco Corp.	47,591	1,329,693
Tenet Healthcare Corp. *	35,155	189,485
The Coca-Cola Company	186,328	10,620,696
The Kroger Company	52,333	1,074,397
Tyson Foods, Inc., Class A	24,656	302,529
UnitedHealth Group, Inc.	93,439	2,848,021
Varian Medical Systems, Inc. *	10,007	468,828

The accompanying notes are an integral part of the financial statements.
7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Visa, Inc.	36,019	$3,150,222
Watson Pharmaceuticals, Inc. *	8,535	338,071
WellPoint, Inc. *	36,856	2,148,336
Western Union Company *	55,653	1,049,059
Whole Foods Market, Inc. * (a)	11,309	310,432
Zimmer Holdings, Inc. *	17,126	1,012,318

		179,975,571

Diversified - 0.05%
Leucadia National Corp. *	15,249	362,774

Energy - 11.42%
Anadarko Petroleum Corp.	39,523	2,467,026
Apache Corp.	27,032	2,788,891
Baker Hughes, Inc.	24,918	1,008,681
BJ Services Company	23,600	438,960
Cabot Oil & Gas Corp.	8,335	363,323
Cameron International Corp. *	19,654	821,537
Chesapeake Energy Corp.	52,098	1,348,296
Chevron Corp.	161,327	12,420,566
ConocoPhillips Company	119,306	6,092,957
CONSOL Energy, Inc.	14,541	724,142
Denbury Resources, Inc. *	20,089	297,317
Devon Energy Corp.	35,711	2,624,758
Diamond Offshore Drilling, Inc. (a)	5,589	550,069
El Paso Corp.	56,390	554,314
EOG Resources, Inc.	20,292	1,974,412
EQT Corp.	10,527	462,346
Exxon Mobil Corp.	381,736	26,030,578
First Solar, Inc. * (a)	3,901	528,195
FMC Technologies, Inc. *	9,824	568,220
Halliburton Company	72,525	2,182,277
Hess Corp.	23,407	1,416,124
Marathon Oil Corp.	56,919	1,777,011
Massey Energy Company	6,879	288,987
Murphy Oil Corp.	15,353	832,133
Nabors Industries, Ltd. *	22,780	498,654
National Oilwell Varco, Inc.	33,639	1,483,144
Noble Energy, Inc.	13,950	993,519
Occidental Petroleum Corp.	65,267	5,309,470
Peabody Energy Corp.	21,537	973,688
Pioneer Natural Resources Company	9,304	448,174
Questar Corp.	14,021	582,853
Range Resources Corp.	12,684	632,297
Rowan Companies, Inc. *	9,147	207,088
Schlumberger, Ltd.	96,555	6,284,765
Smith International, Inc. (a)	19,895	540,547
Southwestern Energy Company *	27,766	1,338,321
Spectra Energy Corp.	52,007	1,066,664
Sunoco, Inc.	9,401	245,366
Tesoro Corp. (a)	11,294	153,034
Valero Energy Corp.	45,380	760,115
Williams Companies, Inc.	46,890	988,441
XTO Energy, Inc.	46,666	2,171,369

		93,238,629

Financial - 14.46%
Aetna, Inc.	34,858	1,104,999
AFLAC, Inc.	37,624	1,740,110
Allstate Corp.	43,139	1,295,896
American Express Company	95,623	3,874,644
American International Group, Inc. * (a)	10,824	324,503
Ameriprise Financial, Inc.	20,505	796,004
Aon Corp.	22,027	844,515
Apartment Investment & Management Company, Class A, REIT	9,408	149,775
Assurant, Inc.	9,392	276,876
Avalon Bay Communities, Inc., REIT	6,548	537,656
Bank of America Corp.	799,029	12,033,377
Bank of New York Mellon Corp.	96,835	2,708,475
BB&T Corp. (a)	55,340	1,403,976
Boston Properties, Inc., REIT	11,155	748,166
Capital One Financial Corp.	36,179	1,387,103
CB Richard Ellis Group, Inc. *	21,689	294,320
Charles Schwab Corp.	76,628	1,442,139
Chubb Corp.	27,466	1,350,778
CIGNA Corp.	21,987	775,481
Cincinnati Financial Corp.	13,083	343,298
Citigroup, Inc. *	1,568,018	5,190,140
CME Group, Inc.	5,349	1,796,996
Comerica, Inc.	12,152	359,335
Discover Financial Services	43,649	642,077
E*TRADE Financial Corp. *	124,506	217,885
Equity Residential, REIT	22,245	751,436
Federated Investors, Inc., Class B (a)	7,084	194,810
Fidelity National Information Services, Inc.	26,357	617,808
Fifth Third Bancorp	63,952	623,532
First Horizon National Corp. * (a)	17,845	239,120
Franklin Resources, Inc.	11,982	1,262,304
Genworth Financial, Inc., Class A *	39,285	445,885
Goldman Sachs Group, Inc.	41,338	6,979,508
Hartford Financial Services Group, Inc.	30,798	716,361
HCP, Inc., REIT	23,572	719,889
Health Care, Inc., REIT	9,892	438,413
Host Hotels & Resorts, Inc., REIT *	51,788	604,366
Hudson City Bancorp, Inc.	38,017	521,973
Huntington Bancshares, Inc.	57,498	209,868
IntercontinentalExchange, Inc. *	5,891	661,559
Invesco, Ltd.	34,479	809,912
Janus Capital Group, Inc.	14,787	198,885
JPMorgan Chase & Company	316,874	13,204,140
KeyCorp	70,645	392,080
Kimco Realty Corp., REIT	32,303	437,060
Legg Mason, Inc. (a)	13,064	394,010
Lincoln National Corp.	24,291	604,360
Loews Corp.	29,020	1,054,877
M&T Bank Corp. (a)	6,677	446,624
Marsh & McLennan Companies, Inc.	42,418	936,589
Marshall & Ilsley Corp.	42,191	229,941
MasterCard, Inc., Class A	7,721	1,976,422
MetLife, Inc.	65,840	2,327,444
Morgan Stanley	109,314	3,235,694
NASDAQ OMX Group, Inc. *	11,881	235,481
Northern Trust Corp.	19,420	1,017,608

The accompanying notes are an integral part of the financial statements.
8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
NYSE Euronext	20,907	$528,947
People’s United Financial, Inc.	28,004	467,667
PNC Financial Services Group, Inc.	37,102	1,958,615
Principal Financial Group, Inc.	25,647	616,554
Progressive Corp. *	54,216	975,346
ProLogis, REIT (a)	38,051	520,918
Prudential Financial, Inc.	37,311	1,856,595
Public Storage, Inc., REIT	10,906	888,294
Regions Financial Corp.	95,531	505,359
Simon Property Group, Inc., REIT	23,070	1,840,985
SLM Corp. *	38,159	430,052
State Street Corp.	39,777	1,731,891
SunTrust Banks, Inc.	40,137	814,380
T. Rowe Price Group, Inc. (a)	20,706	1,102,594
The Travelers Companies, Inc.	43,935	2,190,599
Torchmark Corp.	6,657	292,575
U.S. Bancorp	153,781	3,461,610
Unum Group	26,678	520,755
Ventas, Inc., REIT	12,593	550,818
Vornado Realty Trust, REIT	12,608	881,803
Wells Fargo & Company	410,988	11,092,566
XL Capital, Ltd., Class A	27,511	504,277
Zions Bancorp (a)	11,114	142,593

		118,002,276

Industrial - 10.00%
3M Company	56,928	4,706,238
Amphenol Corp., Class A	13,790	636,822
Ball Corp.	7,567	391,214
Bemis Company, Inc.	8,700	257,955
Black & Decker Corp.	4,843	313,972
Boeing Company	58,427	3,162,654
Burlington Northern Santa Fe Corp.	21,079	2,078,811
C.H. Robinson Worldwide, Inc.	13,488	792,150
Caterpillar, Inc.	50,074	2,853,717
CSX Corp.	31,566	1,530,635
Cummins, Inc.	16,226	744,124
Danaher Corp.	20,923	1,573,410
Deere & Company	34,010	1,839,601
Dover Corp.	14,971	622,943
Eastman Kodak Company *	21,776	91,895
Eaton Corp.	13,332	848,182
Emerson Electric Company	60,481	2,576,491
Expeditors International of Washington, Inc.	17,051	592,181
FedEx Corp.	25,130	2,097,098
FLIR Systems, Inc. * (a)	12,205	399,348
Flowserve Corp.	4,491	424,534
Fluor Corp.	14,393	648,261
General Dynamics Corp.	31,023	2,114,838
General Electric Company	856,180	12,954,003
Goodrich Corp.	10,000	642,500
Honeywell International, Inc.	61,357	2,405,194
Illinois Tool Works, Inc.	31,015	1,488,410
ITT Corp.	14,691	730,730
Jabil Circuit, Inc.	15,329	266,265
Jacobs Engineering Group, Inc. *	9,998	376,025
Leggett & Platt, Inc.	12,231	249,512
Lockheed Martin Corp.	25,720	1,938,002
Masco Corp.	28,876	398,778
Molex, Inc.	10,897	234,830
Norfolk Southern Corp.	29,583	1,550,741
Northrop Grumman Corp.	25,229	1,409,040
Owens-Illinois, Inc. *	13,550	445,389
Pactiv Corp. *	10,640	256,850
Pall Corp.	9,399	340,244
Parker-Hannifin Corp.	12,921	696,183
PerkinElmer, Inc.	9,437	194,308
Precision Castparts Corp.	11,316	1,248,721
Raytheon Company	30,815	1,587,589
Republic Services, Inc.	25,983	735,579
Rockwell Automation, Inc.	11,439	537,404
Rockwell Collins, Inc.	12,643	699,916
Roper Industries, Inc.	7,322	383,453
Ryder Systems, Inc.	4,507	185,553
Sealed Air Corp.	12,782	279,415
Snap-on, Inc.	4,642	196,171
Stanley Works (a)	6,455	332,497
Stericycle, Inc. * (a)	6,773	373,666
Textron, Inc. (a)	21,801	410,077
Thermo Fisher Scientific, Inc. *	32,833	1,565,806
Union Pacific Corp.	40,572	2,592,551
United Parcel Service, Inc., Class B	79,833	4,580,019
United Technologies Corp.	75,389	5,232,750
Vulcan Materials Company (a)	10,084	531,124
W.W. Grainger, Inc.	5,080	491,896
Waste Management, Inc.	39,374	1,331,235
Waters Corp. *	7,614	471,763

		81,641,263

Technology - 13.42%
Adobe Systems, Inc. *	42,116	1,549,026
Advanced Micro Devices, Inc. * (a)	45,276	438,272
Affiliated Computer Services, Inc., Class A *	7,852	468,686
Agilent Technologies, Inc. *	27,751	862,224
Altera Corp.	23,751	537,485
Analog Devices, Inc.	23,469	741,151
Apple, Inc. *	72,425	15,271,535
Applied Materials, Inc.	107,246	1,495,009
Autodesk, Inc. *	18,472	469,373
Automatic Data Processing, Inc.	40,578	1,737,550
BMC Software, Inc. *	14,747	591,355
Broadcom Corp., Class A *	34,636	1,089,302
CA, Inc.	31,884	716,115
Citrix Systems, Inc. *	14,714	612,250
Cognizant Technology Solutions Corp., Class A *	23,698	1,073,519
Computer Sciences Corp. *	12,256	705,088
Compuware Corp. *	18,533	133,994
Dell, Inc. *	138,457	1,988,243
Dun & Bradstreet Corp.	4,179	352,582
Electronic Arts, Inc. *	26,172	464,553
EMC Corp. *	164,025	2,865,517
Fiserv, Inc. *	12,375	599,940
Hewlett-Packard Company	190,661	9,820,948

The accompanying notes are an integral part of the financial statements.
9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
IMS Health, Inc.	14,670	$308,950
Intel Corp.	444,032	9,058,253
International Business Machines Corp.	105,629	13,826,836
Intuit, Inc. *	25,471	782,214
KLA-Tencor Corp.	13,742	496,911
L-3 Communications Holdings, Inc.	9,346	812,635
Lexmark International, Inc. *	6,262	162,687
Linear Technology Corp.	17,941	547,918
LSI Logic Corp. *	52,521	315,651
MEMC Electronic Materials, Inc. *	17,977	244,847
Microchip Technology, Inc. (a)	14,763	429,013
Micron Technology, Inc. *	68,338	721,649
Microsoft Corp.	621,165	18,939,321
National Semiconductor Corp.	19,004	291,901
NetApp, Inc. *	27,311	939,225
Novell, Inc. *	28,177	116,935
Novellus Systems, Inc. *	7,800	182,052
NVIDIA Corp. * (a)	44,584	832,829
Oracle Corp.	314,430	7,716,112
Pitney Bowes, Inc. (a)	16,656	379,091
QLogic Corp. *	9,215	173,887
Red Hat, Inc. *	15,099	466,559
Salesforce.com, Inc. * (a)	8,860	653,602
SanDisk Corp. *	18,351	531,995
Sun Microsystems, Inc. *	60,579	567,625
Teradata Corp. *	13,766	432,665
Teradyne, Inc. *	14,174	152,087
Texas Instruments, Inc.	100,745	2,625,415
Total Systems Services, Inc.	15,856	273,833
Western Digital Corp. *	18,123	800,130
Xerox Corp.	69,897	591,329
Xilinx, Inc.	22,263	557,911

		109,515,785

Utilities - 3.50%
AES Corp. *	53,681	714,494
Allegheny Energy, Inc.	13,635	320,150
Ameren Corp.	19,051	532,475
American Electric Power Company, Inc.	38,409	1,336,249
CenterPoint Energy, Inc.	31,373	455,222
CMS Energy Corp.	18,515	289,945
Consolidated Edison, Inc.	22,564	1,025,083
Constellation Energy Group, Inc.	16,155	568,171
Dominion Resources, Inc.	48,025	1,869,133
DTE Energy Company	13,262	578,091
Duke Energy Corp.	104,905	1,805,415
Edison International	26,199	911,201
Entergy Corp.	15,192	1,243,313
Exelon Corp.	53,021	2,591,136
FirstEnergy Corp.	24,512	1,138,582
FPL Group, Inc.	33,238	1,755,631
Integrys Energy Group, Inc.	6,145	258,029
Nicor, Inc.	3,637	153,118
NiSource, Inc.	22,174	341,036
Northeast Utilities	14,109	363,871
Pepco Holdings, Inc.	17,819	300,250
PG&E Corp.	29,829	1,331,865
Pinnacle West Capital Corp.	8,144	297,908
PPL Corp.	30,321	979,671
Progress Energy, Inc.	22,485	922,110
Public Service Enterprise Group, Inc.	40,687	1,352,843
SCANA Corp.	8,953	337,349
Sempra Energy	19,817	1,109,356
Southern Company	64,346	2,144,009
Teco Energy, Inc. (a)	17,189	278,806
Wisconsin Energy Corp.	9,401	468,452
Xcel Energy, Inc.	36,720	779,198

		28,552,162

TOTAL COMMON STOCKS (Cost $833,035,946)		$798,894,794

SECURITIES LENDING COLLATERAL - 2.81%

Securities Lending Collateral - 2.81%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,295,919	22,981,002

TOTAL SECURITIES LENDING COLLATERAL (Cost $22,982,196)		$22,981,002

SHORT TERM INVESTMENTS - 1.80%
Federal National Mortgage Association Discount Notes
0.31% due 09/14/2010	$14,696,000	$14,663,604

TOTAL SHORT TERM INVESTMENTS (Cost $14,663,603)		$14,663,604

Total Investments (500 Index Trust B) (Cost $870,681,745) - 102.49%		$836,539,400
Other assets and liabilities, net - (2.49)%		(20,322,080)

TOTAL NET ASSETS - 100.00%		$816,217,320

Core Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.05%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) - Class NAV (g)(h)	1,049,699	$10,077,114
Balanced (T. Rowe Price) - Class NAV	2,191,964	32,506,821
International Index (MFC Global U.S.A.) - Class NAV (g)	181,458	3,033,970
Mid Cap Index (MFC Global U.S.A.) - Class NAV (g)	53,377	758,492
Small Cap Index (MFC Global U.S.A.) - Class NAV (g)	68,087	758,493
Total Bond Market A (Declaration) - Class NAV (g)	524,454	7,059,148

TOTAL INVESTMENT COMPANIES (Cost $51,122,536)		$54,194,038

Total Investments (Core Balanced Trust) (Cost $51,122,536) - 100.05%		$54,194,038
Other assets and liabilities, net - (0.05)%		(25,723)

TOTAL NET ASSETS - 100.00%		$54,168,315

The accompanying notes are an integral part of the financial statements.
10

JOHN HANCOCK TRUST (g) (h) PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Core Balanced Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 101.21%
JOHN HANCOCK TRUST (g) (h)
500 Index (MFC Global U.S.A.) - Class NAV	72,322	$694,289
International Index (MFC Global U.S.A.) - Class NAV	22,512	376,394
Mid Cap Index (MFC Global U.S.A.) - Class NAV	15,531	220,702
Small Cap Index (MFC Global U.S.A.) - Class NAV	11,572	128,916
Total Bond Market A (Declaration) - Class NAV	102,506	1,379,731

TOTAL INVESTMENT COMPANIES (Cost $2,815,892)		$2,800,032

Total Investments (Core Balanced Strategy Trust) (Cost $2,815,892) - 101.21%		$2,800,032
Other assets and liabilities, net - (1.21)%		(33,578)

TOTAL NET ASSETS - 100.00%		$2,766,454

Core Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g) (h)
500 Index (MFC Global U.S.A.) - Class NAV	21,356,265	$205,020,145
International Index (MFC Global U.S.A.) - Class NAV	6,664,037	111,422,706
Mid Cap Index (MFC Global U.S.A.) - Class NAV	4,625,437	65,727,460
Small Cap Index (MFC Global U.S.A.) - Class NAV	3,316,745	36,948,544
Total Bond Market A (Declaration) - Class NAV	13,277,167	178,710,669

TOTAL INVESTMENT COMPANIES (Cost $573,223,840)		$597,829,524

Total Investments (Core Strategy Trust) (Cost $573,223,840) - 100.00%		$597,829,524
Other assets and liabilities, net - 0.00%		(25,487)

TOTAL NET ASSETS - 100.00%		$597,804,037

International Equity Index Trust A

	Shares or Principal Amount	Value

COMMON STOCKS - 94.01%

Australia - 5.73%
AGL Energy, Ltd.	6,581	$82,782
Alumina, Ltd. *	34,317	56,352
Amcor, Ltd.	21,416	119,309
AMP, Ltd.	34,554	208,108
Aristocrat Leisure, Ltd.	8,175	29,180
Arrow Energy NL *	8,949	33,128
Asciano Group *	48,810	78,802
Australia and New Zealand Banking Group, Ltd.	40,573	825,490
Australian Stock Exchange, Ltd.	2,526	78,672
Axa Asia Pacific Holdings, Ltd.	18,500	108,852
Bendigo and Adelaide Bank, Ltd.	6,402	56,125
BHP Billiton, Ltd.	53,206	2,037,458
Billabong International, Ltd.	4,180	40,638
Bluescope Steel, Ltd.	31,806	87,766
Boral, Ltd. (a)	7,384	39,020
Brambles, Ltd.	24,053	145,709
Caltex Australia, Ltd. *	2,853	23,674
Centro Properties Group, Ltd. *	16,982	4,301
Centro Retail Group	26,756	3,910
CFS Gandel Retail Trust	24,582	41,632
Coca-Cola Amatil, Ltd.	7,939	81,810
Cochlear, Ltd.	707	43,657
Commonwealth Bank of Australia, Ltd. (a)	24,638	1,201,402
Computershare, Ltd.	6,290	64,138
Crown, Ltd.	6,398	45,807
CSL, Ltd.	10,101	293,859
CSR, Ltd.	29,779	47,897
Dexus Property Group, REIT	68,473	51,704
Energy Resources of Australia, Ltd.	1,060	22,671
Fortescue Metals Group, Ltd. *	18,281	71,994
Foster’s Group, Ltd.	29,666	145,982
General Property Trust, Ltd.	130,653	70,168
Goodman Fielder, Ltd.	15,021	21,864
Goodman Group, Ltd. *	109,709	61,740
Harvey Norman Holding, Ltd.	6,271	23,547
Incitec Pivot, Ltd.	21,746	68,915
James Hardie Industries, Ltd. *	4,716	35,558
John Fairfax Holdings, Ltd. (a)	27,981	43,159
Leighton Holdings, Ltd.	2,698	91,162
Lend Lease Corp.	5,682	51,777
Macquarie Airports, Ltd.	7,167	19,352
Macquarie Group, Ltd. (a)	5,221	223,529
Macquarie Infrastructure Group	44,451	52,971
Metcash, Ltd.	9,326	37,328
Mirvac Group, Ltd.	33,479	46,575
National Australia Bank, Ltd.	33,016	803,385
Newcrest Mining, Ltd.	8,155	255,584
NRMA Insurance Group, Ltd.	29,844	106,898
Nufarm, Ltd.	3,539	34,575
OneSteel, Ltd.	19,312	57,451
Orica, Ltd.	5,394	125,026
Origin Energy, Ltd.	14,051	210,945
Oxiana, Ltd. *	57,819	60,458
Paladin Resources, Ltd. *	8,894	33,008
Qantas Airways, Ltd.	17,353	46,120
QBE Insurance Group, Ltd.	17,001	388,040
Rio Tinto, Ltd.	7,263	480,562
Santos, Ltd.	12,498	157,374
Sims Group, Ltd.	1,975	38,660
Sonic Healthcare, Ltd.	6,566	90,429
SP Ausnet	23,263	19,052
Stockland Company, Ltd.	33,336	117,149
Suncorp-Metway, Ltd.	19,881	153,512
TABCORP Holdings, Ltd.	11,017	68,316
Tattersall’s, Ltd.	23,660	51,613
Telstra Corp., Ltd.	67,326	206,325

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Toll Holdings, Ltd.	9,140	$71,226
Transurban Group, Ltd. *	18,908	93,666
Virgin Blue Holdings, Ltd. *	10,956	5,733
Wesfarmers, Ltd.	2,103	58,469
Wesfarmers, Ltd.	17,283	480,514
Westfield Group	34,832	388,456
Westpac Banking Corp.	47,859	1,077,268
Woodside Petroleum, Ltd.	8,927	375,198
Woolworths, Ltd.	20,583	515,566
WorleyParsons, Ltd.	2,956	76,574

		13,666,626

Austria - 0.23%
Erste Bank der Oesterreichischen
Sparkassen AG	2,514	93,187
Immoeast Immobilien Anlagen AG *	6,755	37,032
OMV AG	2,190	95,904
Raiffeisen International Bank Holding AG (a)	1,623	91,864
Telekom Austria AG	7,482	106,825
Voestalpine AG	3,300	120,334

		545,146

Belgium - 0.69%
Anheuser-Busch InBev NV	11,297	583,649
Anheuser-Busch InBev NV *	6,160	44
Belgacom SA	2,200	79,354
Colruyt SA	206	49,669
Compagnie Nationale A Portefeuille, ADR	708	37,758
Delhaize Group	1,944	148,896
Dexia SA *	7,761	48,821
Fortis Group SA *	34,809	128,962
Fortis *	16,796	48
Groupe Bruxelles Lambert SA	1,576	148,317
KBC Ancora, ADR *	2,000	46,510
KBC Bancassurance Holding NV *	2,485	107,615
Mobistar SA	683	46,707
Solvay SA	927	99,937
UCB SA	1,495	62,605
Umicore	1,529	50,916

		1,639,808

Bermuda - 0.08%
China Yurun Food Group, Ltd	15,000	44,266
Chinese Estates Holdings, Ltd.	16,000	27,204
SeaDrill, Ltd., GDR	4,273	108,237

		179,707

Brazil - 1.86%
All America Latina Logistica SA	10,200	94,589
B2W Companhia Global Do Varejo	627	17,059
Banco Bradesco SA, ADR	100	2,187
Banco do Brasil SA	8,300	139,960
Banco Santander Brasil SA *	9,151	124,905
BM&F BOVESPA SA	20,869	145,036
BR Malls Participacoes SA *	2,132	26,018
Brasil Telecom SA, ADR *	494	14,390
Brasil Telecom SA *	584	9,228
Brasil Telecom SA *	280	4,477
Braskem SA, SADR * (a)	862	14,145
Centrais Eletricas Brasileiras SA, ADR, Class B *	778	14,549
Centrais Eletricas Brasileiras SA, ADR *	1,295	27,312
Centrais Eletricas Brasileiras SA *	3,600	75,831
Cia de Concessoes Rodoviarias, ADR	3,000	68,378
Cia de Saneamento Basico do Estado de Sao Paulo *	1,286	25,217
Cia Energetica de Minas Gerais, ADR (a)	2,687	48,527
Cielo SA	9,668	84,263
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	171	12,846
Companhia Siderurgica Nacional SA, SADR (a)	100	3,193
Companhia Siderurgica Nacional SA	6,800	217,846
Companhia Vale do Rio Doce	22,500	652,033
Cosan SA Industria e Comercio *	1,095	15,963
CPFL Energia SA	2,200	45,050
Cyrela Brazil Realty SA	3,000	41,579
EDP - Energias do Brasil SA	1,600	30,643
Empresa Brasileira de Aeronautica SA, ADR *	397	8,778
Empresa Brasileira de Aeronautica SA *	6,500	35,902
Fibria Celulose SA *	849	19,391
Gafisa SA	1,840	29,833
Gerdau SA, SADR	100	1,703
Gerdau SA	2,419	30,460
Global Village Telecom Holding SA *	1,826	58,480
Hypermarcas SA *	1,084	24,881
Itau Unibanco Holding SA	1,052	24,028
JBS SA	11,530	61,027
LLX Logistica SA *	4,824	27,709
Localiza Rent A Car SA	1,961	21,643
Lojas Renner SA	2,000	44,595
Marfrig Frigorificos e Comercio de Alimentos SA *	2,774	30,269
MRV Engenharia e Participacoes SA	7,455	59,511
Natura Cosmeticos SA	3,300	68,770
OGX Petroleo e Gas Participacoes SA	20,000	195,509
PDG Realty SA Empreendimentos e Participacoes	4,452	43,688
Perdigao SA *	5,628	147,291
Petroleo Brasileiro SA	37,400	893,617
Porto Seguro SA *	765	8,798
Redecard SA	4,821	79,439
Rossi Residencial SA	2,703	23,323
Souza Cruz SA	2,000	65,847
Tele Norte Leste Participacoes SA, ADR	1,336	28,617
Tele Norte Leste Participacoes SA	3,000	76,377
Tractebel Energia SA	2,800	34,326
Ultrapar Participacoes SA	1,900	88,503
Usinas Siderurgicas de Minas Gerais SA, SADR	1,323	38,407
Usinas Siderurgicas de Minas Gerais SA	3,000	85,686
Vale SA	903	26,214
Votorantim Celulose e Papel SA *	2,814	64,114
Weg SA	2,800	29,353

		4,431,313

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Bulgaria - 0.00%
BGP Holdings PLC *	130,653	$0

Canada - 7.23%
Agnico-Eagle Mines, Ltd.	2,687	146,239
Agrium, Inc.	2,639	165,075
Alimentation Couche Tard, Inc.	3,100	61,712
ARC Energy Trust	2,700	51,478
Bank of Montreal	8,791	469,453
Bank of Nova Scotia	16,252	764,855
Barrick Gold Corp.	16,110	638,639
BCE, Inc.	3,938	109,195
Biovail Corp.	1,750	24,564
Bombardier, Inc.	23,562	108,139
Brookfield Asset Management, Inc.	8,348	186,699
Brookfield Properties Corp.	4,190	51,281
CAE, Inc.	3,384	28,377
Cameco Corp.	6,734	218,468
Canadian Imperial Bank of Commerce	5,970	389,019
Canadian National Railway Company	7,302	400,341
Canadian Natural Resources, Ltd.	8,808	640,061
Canadian Oil Sands Trust	3,400	97,236
Canadian Pacific Railway, Ltd.	2,826	153,453
Canadian Tire Corp., Ltd.	1,446	79,500
Canadian Utilities, Ltd.	1,300	54,382
Canfor Corp. *	100	777
Cenovus Energy, Inc.	12,336	312,572
CGI Group, Inc. *	3,524	47,982
CI Financial Corp.	2,467	51,895
Crescent Point Energy Corp.	2,700	101,949
Eldorado Gold Corp. *	5,700	81,316
Empire Company, Ltd.	300	13,683
Enbridge, Inc.	6,224	289,404
EnCana Corp.	12,336	402,334
Enerplus Resources Fund	2,300	53,242
Ensign Energy Services, Inc.	1,600	22,948
Fairfax Financial Holdings, Ltd.	341	133,681
Finning International, Inc.	3,662	58,404
First Quantum Minerals, Ltd.	1,200	92,090
Fortis, Inc.	3,000	82,268
Franco-Nevada Corp.	3,000	80,604
Genworth MI Canada, Inc.	900	23,321
George Weston, Ltd.	1,064	68,081
Gerdau Ameristeel Corp.	1,400	11,659
Gildan Activewear, Inc. *	2,800	68,805
Goldcorp, Inc.	11,828	467,646
Great-West Lifeco, Inc.	4,124	105,993
Groupe Aeroplan, Inc.	2,535	26,396
Husky Energy, Inc.	4,348	125,054
IAMGOLD Corp. *	5,300	83,667
IGM Financial, Inc.	1,904	77,209
Imperial Oil, Ltd.	5,227	203,212
Industrial Alliance Insurance and Financial Services, Inc.	1,000	30,788
Inmet Mining Corp.	700	42,689
Intact Financial Corp.	1,800	63,938
Ivanhoe Mines, Ltd. *	5,500	81,565
Jazz Air Income Fund *	350	1,469
Kinross Gold Corp.	12,081	223,750
Loblaw Companies, Ltd.	1,763	57,112
Magna International, Inc.	1,557	79,290
Manulife Financial Corp. (c)	26,076	481,952
MDS, Inc. *	1,000	7,831
Metro, Inc.	1,800	67,501
National Bank of Canada	2,732	157,361
Nexen, Inc.	8,136	196,194
Niko Resources, Ltd.	700	65,860
Onex Corp.	1,168	26,356
Open Text Corp. *	1,300	53,089
Pan American Silver Corp. *	2,000	47,923
Penn West Energy Trust	5,897	104,594
PetroBakken Energy, Ltd.	1,400	43,278
Petrobank Energy & Resources, Ltd. *	1,400	68,551
Potash Corp. of Saskatchewan, Inc.	4,789	523,798
Power Corp. of Canada	5,883	164,309
Power Financial Corp.	4,278	127,131
Precision Drilling Trust, ADR *	5,000	36,573
Progress Energy Resources Corp.	1,900	25,706
Provident Energy Trust	3,000	20,309
QLT, Inc. *	300	1,500
Research In Motion, Ltd. *	8,400	570,495
RioCan Real Estate Investment Trust	2,400	45,551
Ritchie Bros. Auctioneers, Inc.	1,300	29,447
Rogers Communications, Inc., Class B	7,358	229,988
Royal Bank of Canada	22,924	1,236,232
Saputo, Inc.	2,300	67,624
Shaw Communications, Inc.	5,098	105,630
Sherritt International Corp.	6,500	40,833
Shoppers Drug Mart Corp. (a)	3,544	153,878
Silver Wheaton Corp. *	6,100	92,621
Sino-Forest Corp. *	4,600	85,240
SNC-Lavalin Group, Inc.	2,587	133,549
Sun Life Financial, Inc.	9,848	284,842
Suncor Energy, Inc.	24,514	872,177
Talisman Energy, Inc.	17,874	336,510
Teck Cominco, Ltd. *	8,147	286,822
Telus Corp.	705	22,993
Telus Corp.	1,956	61,251
Thomson Corp.	5,466	177,435
Tim Hortons, Inc.	2,900	89,092
TMX Group, Inc.	1,376	43,588
Toronto Dominion Bank Ontario	13,900	876,650
TransAlta Corp.	3,579	80,351
Trans-Canada Corp.	10,650	368,527
Trican Well Service, Ltd.	1,200	16,132
Vermilion Energy Trust	800	24,799
Viterra, Inc. *	5,800	54,736
Yamana Gold, Inc.	10,906	125,135
Yellow Pages Income Fund	2,800	14,404

		17,251,307

Cayman Islands - 0.04%
China Dongxiang Group Company	77,000	59,246
China High Speed Transmission Equipment Group Company, Ltd.	17,000	41,149

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cayman Islands (continued)
Hopewell Highway Infrastructure, Ltd.	1,163	$708

		101,103

Chile - 0.36%
Banco Santander Chile SA, ADR	1,872	121,268
Banco Santander SA	3,872	64,007
Cia Cervecerias Unidas SA, ADR (a)	1,245	48,580
Embotelladora Andina SA, ADR, Series A	959	16,255
Embotelladora Andina SA, ADR, Series B	2,273	46,369
Empresa Nacional de Electricidad SA, ADR	3,094	155,536
Enersis SA, SADR	7,895	180,480
Lan Airlines SA, SADR (a)	4,785	79,766
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	2,625	98,621
Vina Concha Y Toro SA, ADR	1,297	53,968

		864,850

China - 2.51%
Air China, Ltd., Class H *	42,000	32,431
Aluminum Corp. of China, Ltd. *	70,000	76,495
Angang New Steel Company, Ltd., Class H	23,960	52,265
Anhui Conch Cement Company, Ltd., Class H	6,000	38,358
Bank of China, Ltd.	926,343	495,974
Bank of Communications Company, Ltd., Class H	99,700	114,794
Beijing Capital International Airport Company, Ltd., Class H *	60,000	39,441
Beijing Datang Power Generation Company, Ltd., Class H	38,000	16,281
BYD Company, Ltd., Class H *	7,400	64,593
Chaoda Modern Agriculture Holdings, Ltd.	50,120	53,312
China BlueChemical, Ltd.	30,000	18,307
China CITIC Bank	79,000	66,833
China Coal Energy Company, Series H	61,000	110,305
China Communications Construction Company, Ltd.	69,535	66,045
China Communications Services Corp., Ltd., Class H	36,000	17,606
China Construction Bank Corp.	743,800	633,109
China COSCO Holdings Company, Ltd.	37,835	46,027
China International Marine Containers Company, Ltd.	5,200	6,513
China Life Insurance Company, Ltd.	121,000	592,865
China Merchants Bank Company, Ltd.	59,500	154,355
China National Building Material Company, Ltd.	22,000	44,803
China Oilfield Services, Ltd., Series H	32,000	38,126
China Petroleum & Chemical Corp., Class H	280,000	247,586
China Railway Construction Corp. - Hong Kong Exchange	51,000	64,891
China Railway Group, Ltd. *	69,000	53,482
China Shenhua Energy Company, Ltd.	56,500	273,172
China Shipping Container Lines Company, Ltd. *	72,650	25,929
China Shipping Development Company, Ltd., Class H	16,000	23,926
China Telecom Corp., Ltd.	236,000	97,648
China Vanke Company, Ltd.	23,800	29,765
China Zhongwang Holdings, Ltd. *	32,400	25,847
Country Garden Holdings Company, Ltd.	80,085	29,556
Dongfeng Motor Group Company, Ltd.	42,000	59,781
Foxconn International Holdings, Ltd. *	26,000	29,865
Guangdong Investment, Ltd.	52,000	30,274
Guangshen Railway Company, Ltd., Class H	38,000	15,479
Guangzhou R&F Properties Company, Ltd., Class H	24,800	43,421
Huaneng Power International, Inc., Class H	60,000	33,753
Industrial & Commercial Bank of China, Ltd.	673,600	552,794
Inner Mongolia Yitai Coal Company	6,200	53,317
Jiangsu Expressway, Ltd.	12,000	10,676
Jiangxi Copper Company, Ltd., Class H	30,000	70,079
Lenovo Group, Ltd.	62,000	38,462
Li Ning Company, Ltd.	9,500	35,956
Maanshan Iron & Steel Company, Ltd. *	16,000	11,538
PetroChina Company, Ltd., Class H	344,000	409,839
PICC Property & Casualty Company, Ltd., Class H *	28,000	25,003
Shanghai Electric Group Company, Ltd.	90,000	41,570
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd.	4,200	8,080
Shanghai Zhenhua Port Machinery Company	7,240	6,102
Shui On Land, Ltd.	69,400	40,761
Sinopec Shanghai Petrochemical Company, Ltd., Class H *	52,000	20,423
Tencent Holdings, Ltd.	16,000	345,248
Tingyi Cayman Islands Holding Corp.	26,000	64,353
Tsingtao Brewery Company, Ltd., Series H	4,000	22,135
Want Want China Holdings, Ltd.	61,000	42,545
Weichai Power Company, Ltd.	5,000	40,151
Xinao Gas Holdings, Ltd., GDR	12,000	30,652
Yantai Changyu Pioneer Wine Company	3,400	30,082
Yanzhou Coal Mining Company, Ltd., Class H	30,000	65,637
Zhejiang Expressway Company, Ltd., Class H	62,000	56,988
Zijin Mining Group, Ltd.	63,902	60,471
ZTE Corp., Class H	5,056	31,020

		5,977,095

Colombia - 0.15%
BanColombia SA, ADR (a)	7,975	362,942
Czech Republic - 0.11%
CEZ AS	3,058	143,453
Komercni Banka AS	191	40,716
Telefonica Czech Republic AS	3,005	68,315

		252,484

Denmark - 0.62%
A P Moller Maersk AS, Series A	8	53,930
A P Moller Maersk AS	17	118,876
Carlsberg AS, B Shares	2,052	151,431
Coloplast AS	542	49,260
Danske Bank AS *	8,698	198,045
DSV AS, ADR *	3,980	71,403
H. Lundbeck AS	1,000	18,201
Novo Nordisk AS	6,990	447,240
Novozymes AS, B Shares	664	68,850
Topdanmark AS *	303	41,027
TrygVesta AS	259	17,097
Vestas Wind Systems AS *	3,244	198,491

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
William Demant Holdings AS *	582	$43,856

		1,477,707

Egypt - 0.12%
Commercial International Bank	6,377	63,419
Egypt Kuwait Holding Company	10,330	20,532
Egyptian Company for Mobile Services	336	14,765
Egyptian Financial Group-Hermes Holding	3,297	14,950
EL EZZ Aldekhela Steel Alexandria	52	7,018
EL EZZ Steel Company	7,169	22,088
ElSwedy Cables Holding Company	1,339	16,595
Orascom Construction Industries	1,338	59,683
Orascom Telecom Holding SAE	6,091	27,727
Sidi Kerir Petrochemicals Company	6,580	12,454
Talaat Moustafa Group *	15,104	19,019
Telecom Egypt	3,596	11,981

		290,231

Finland - 0.81%
Elisa Oyj, Class A	1,707	38,997
Fortum Corp. Oyj	8,454	229,028
Kesko Oyj	569	18,767
Kone Corp. Oyj	3,476	148,565
Metso Oyj	1,827	64,236
Neste Oil Oyj (a)	798	14,152
Nokia AB Oyj	59,994	770,193
Nokian Renkaat Oyj	1,470	35,667
Orion Oyj, Series B	1,114	23,987
Outokumpu Oyj	4,187	78,729
Pohjola Bank PLC	1,284	13,895
Rautaruukki Oyj	3,081	70,741
Sampo Oyj, Class A	5,781	140,303
Sanoma WSOY Oyj (a)	700	15,709
Stora Enso Oyj, Series R *	13,947	97,761
UPM-Kymmene Oyj	9,899	117,728
Wartsila Oyj Corp.	1,169	46,730

		1,925,188

France - 7.04%
Accor SA	2,270	123,315
Aeroports de Paris	392	31,531
Air France KLM *	2,181	34,006
Air Liquide SA	4,090	482,798
Alcatel-Lucent *	33,837	113,325
Alstom SA	3,080	213,994
Atos Origin SA *	897	40,841
AXA Group SA	27,872	659,179
BioMerieux SA	136	15,819
BNP Paribas SA	15,019	1,185,204
Bouygues SA	3,361	175,281
Bureau Veritas SA	619	32,064
Cap Gemini SA	2,507	113,556
Carrefour SA	10,450	502,430
Casino Guichard-Perrachon SA	765	68,559
Christian Dior SA	1,103	113,368
Cie Generale de Geophysique-Veritas *	1,842	39,287
CNP Assurances SA	673	65,159
Compagnie de Saint-Gobain SA	5,891	316,215
Compagnie Generale des Etablissements Michelin, Class B	2,266	173,814
Credit Agricole SA	14,935	260,372
Dassault Systemes SA	798	45,422
Eiffage SA	533	30,114
Electricite de France (a)	3,783	225,109
Eramet	83	25,848
Essilor International SA	3,051	181,637
Eurazeo	388	27,076
European Aeronautic Defence &Space Company	6,063	121,112
Eutelsat Communications	1,283	41,163
Fonciere Des Regions	455	46,533
France Telecom SA	29,966	748,173
GDF Suez	19,747	856,699
GDF Suez *	1,260	2
Gecina SA	200	21,647
Groupe DANONE	9,059	551,687
Hermes International SA	788	104,817
ICADE	399	37,946
Iliad SA	328	39,076
Imerys SA	374	22,244
Ipsen SA	236	13,109
JC Decaux SA *	603	14,620
Klepierre SA	1,721	70,009
Lafarge SA	3,192	262,499
Lagardere SCA	1,664	67,144
Legrand SA, ADR	1,341	37,393
L’Oreal SA	3,996	443,655
LVMH Moet Hennessy SA	3,828	429,816
M6-Metropole Television	612	15,658
Natixis *	15,361	76,468
Neopost SA	378	31,231
PagesJaunes Groupe SA (a)	1,206	13,426
Pernod-Ricard SA	3,038	260,768
PPR SA	1,124	134,688
PSA Peugeot Citroen SA *	2,679	89,749
Publicis Groupe SA	1,628	66,043
Renault Regie Nationale SA *	2,846	144,921
Safran SA	2,595	50,484
Sanofi-Aventis SA	16,653	1,305,374
Schneider Electric SA	3,867	447,999
SCOR SE	2,160	53,952
Societe BIC SA	290	20,071
Societe Des Autoroutes Paris-Rhin-Rhone *	463	35,466
Societe Generale	10,188	704,933
Societe Television Francaise 1	1,243	22,954
Sodexho	1,354	77,334
Suez Environnement SA	4,035	93,216
Suez SA Strip VVPR *	5	0
Technip SA	1,511	105,881
Thales SA	1,246	63,852
Total SA	33,499	2,146,668
Unibail-Rodamco SE, REIT	1,369	301,369
Valeo SA *	60	2,086
Vallourec SA	794	144,417
Veolia Environnement SA	5,784	190,190

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Vinci SA	7,061	$395,487
Vivendi SA	19,256	568,470

		16,787,822

Germany - 5.40%
Adidas-Salomon AG	3,304	178,389
Allianz SE	7,148	889,732
BASF SE	14,494	899,011
Bayer AG	13,405	1,071,396
Bayerische Motoren Werke (BMW) AG	5,292	240,583
Beiersdorf AG	1,584	104,103
Celesio AG	1,628	41,363
Commerzbank AG * (a)	12,288	103,026
Daimler AG	14,581	779,019
Deutsche Bank AG	9,318	656,758
Deutsche Boerse AG	3,261	271,124
Deutsche Lufthansa AG	4,195	70,428
Deutsche Post AG	14,184	272,917
Deutsche Postbank AG *	1,650	53,915
Deutsche Telekom AG	45,890	677,750
E.ON AG	30,067	1,255,227
Fraport AG, ADR	459	23,875
Fresenius AG	371	23,094
Fresenius Medical Care AG	3,272	173,246
Fresenius SE	1,448	103,484
GEA Group AG	2,970	66,124
Hannover Rueckversicherung AG *	1,132	53,135
Heidelbergcement AG	2,412	165,911
Henkel AG & Company KGaA	2,331	104,101
Hochtief AG	800	61,135
Infineon Technologies AG *	19,123	105,570
K&S AG	2,958	170,035
Linde AG	2,408	289,839
MAN SE	1,631	127,027
Merck KGaA	1,128	105,433
Metro AG	1,735	105,754
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	3,198	498,527
Puma AG	101	33,450
Qiagen AG *	3,578	79,926
RWE AG	6,911	671,594
Salzgitter AG	698	68,230
SAP AG	13,879	654,588
Siemens AG	13,011	1,193,407
Solarworld AG (a)	1,637	35,873
Suedzucker AG	1,402	29,109
Thyssen Krupp AG	5,242	197,424
TUI AG *	2,987	24,917
United Internet AG *	1,822	24,095
Volkswagen AG	717	79,315
Wacker Chemie AG	304	53,021

		12,885,980

Greece - 0.35%
Alpha Bank A.E. *	5,797	67,065
Bank of Cyprus PCL	8,105	56,496
Bank of Piraeus SA *	4,094	46,714
Coca-Cola Hellenic Bottling Company SA	2,960	67,434
EFG Eurobank Ergas SA *	4,486	49,752
Hellenic Petroleum SA	940	10,446
Hellenic Telecommunications Organization SA	3,950	57,834
Marfin Financial Group SA Holdings *	20,201	57,456
National Bank of Greece SA *	10,674	272,177
OPAP SA	4,410	96,544
Public Power Corp. SA *	1,780	32,853
Titan Cement Company SA	640	18,539

		833,310

Hong Kong - 3.02%
Agile Property Holdings, Ltd.	37,800	54,893
Alibaba.com, Ltd. *	27,900	64,273
ASM Pacific Technology, Ltd.	2,086	19,607
Bank of East Asia, Ltd.	21,174	83,405
Beijing Enterprises Holdings, Ltd.	8,000	57,519
Belle International Holdings, Ltd., GDR	78,882	91,120
BOC Hong Kong Holdings, Ltd.	55,000	124,260
Cathay Pacific Airways, Ltd. *	23,000	43,209
Cheung Kong Holdings, Ltd.	21,151	272,316
Cheung Kong Infrastructure Holdings, Ltd.	9,000	34,160
China Agri-Industries Holdings, Ltd.	26,000	33,724
China Everbright, Ltd.	14,000	34,347
China Insurance International Holdings Company, Ltd. *	10,000	32,059
China Mengniu Dairy Company, Ltd. *	18,000	64,352
China Merchants Holdings International Company, Ltd.	20,074	64,668
China Mobile, Ltd.	98,000	913,469
China Overseas Land & Investment, Ltd.	71,360	149,236
China Resource Power Holdings, Ltd.	26,200	51,839
China Resources Enterprises, Ltd.	18,000	65,335
China Resources Land, Ltd.	36,000	81,222
China South Locomotive and Rolling Stock Corp.	43,000	31,396
China Travel International Investment Hong Kong, Ltd.	14,000	4,154
China Unicom, Ltd.	102,550	134,787
Citic 1616 Holdings, Ltd.	1,050	354
Citic Pacific, Ltd.	16,000	42,733
CLP Holdings, Ltd.	31,611	213,593
CNOOC, Ltd.	290,984	452,277
CNPC Hong Kong, Ltd.	40,000	52,736
Cosco Pacific, Ltd.	25,754	32,765
Denway Motors, Ltd.	122,000	77,099
Dongfang Electrical Machinery Company, Ltd.	4,000	21,281
Esprit Holdings, Ltd.	19,469	128,135
Fosun International	30,500	21,146
Franshion Properties China, Ltd.	74,000	25,976
Golden Eagle Retail Group, Ltd.	10,000	20,180
Gome Electrical Appliances Holdings, Ltd. *	169,920	61,140
Hang Lung Group, Ltd.	11,000	54,348
Hang Lung Properties, Ltd.	31,000	121,116
Hang Seng Bank, Ltd.	11,600	170,504
Harbin Power Equipment Company, Ltd.	20,000	17,722
Henderson Land Development Company, Ltd.	16,000	119,625

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hengan International Group Company, Ltd.	12,000	$88,977
Hong Kong & China Gas Company, Ltd.	59,000	147,305
Hong Kong Aircraft Engineering Company, Ltd.	1,600	20,688
Hong Kong Electric Holdings, Ltd.	20,500	111,254
Hong Kong Exchanges & Clearing, Ltd.	16,570	294,986
Hopewell Holdings, Ltd.	11,638	37,495
Huabao International Holdings, Ltd.	15,000	16,193
Hutchison Telecommunications Hong Kong Holdings, Ltd.	2,277	387
Hutchison Telecommunications International, Ltd. *	1,277	263
Hutchison Whampoa, Ltd.	32,423	221,940
Hysan Development Company, Ltd.	12,858	36,408
Kerry Properties, Ltd.	10,000	50,493
Kingboard Chemical Holdings, Ltd.	8,228	32,630
Li & Fung, Ltd.	32,829	134,479
Lifestyle International Holdings, Ltd.	14,500	26,895
Link, REIT	31,869	80,772
MTR Corp., Ltd.	20,607	70,660
New World Development Company, Ltd.	44,000	89,802
Nine Dragons Paper Holdings, Ltd.	26,000	41,465
Noble Group, Ltd.	39,400	90,270
NWS Holdings, Ltd.	17,333	31,965
Orient Overseas International, Ltd.	1,938	9,020
Parkson Retail Group, Ltd.	25,000	43,792
Ping An Insurance Group Company of China, Ltd.	22,000	190,795
Poly Hong Kong Investment, Ltd.	24,000	29,696
Renhe Commercial Holdings Company, Ltd.	160,000	36,082
Shandong Weigao Group Medical Polymer Company, Ltd.	8,000	26,569
Shanghai Industrial Holdings, Ltd.	14,000	71,218
Shangri-La Asia, Ltd.	15,953	29,840
Shimao Property Holdings, Ltd., GDR	25,000	46,888
Sino Land Company, Ltd.	22,454	43,578
Sinofert Holdings, Ltd.	98,000	54,207
Sino-Ocean Land Holdings, Ltd.	63,100	57,796
Sinotruk Hong Kong, Ltd.	18,000	20,956
Soho China, Ltd.	66,000	35,560
Sun Hung Kai Properties, Ltd.	22,389	332,218
Swire Pacific, Ltd., Class A	11,500	139,079
Television Broadcasting Company, Ltd.	6,000	28,751
Wharf Holdings, Ltd.	20,000	114,362
Wheelock and Company, Ltd.	17,000	52,164
Wing Hang Bank, Ltd.	3,500	32,522
Yue Yuen Industrial Holdings, Ltd.	13,500	39,163

		7,197,663

Hungary - 0.15%
Gedeon Richter Rt.	298	67,457
Magyar Telekom Rt.	10,442	40,555
MOL Hungarian Oil and Gas Nyrt *	1,076	95,985
OTP Bank Rt. * (a)	5,565	157,837

		361,834

India - 1.64%
Dr. Reddy’s Laboratories, Ltd., ADR (a)	2,151	52,076
Grasim Industries, Ltd., ADR (j)	481	25,339
ICICI Bank, Ltd., SADR	15,442	582,318
Infosys Technologies, Ltd., ADR	20,260	1,119,770
Larsen & Toubro, Ltd., ADR (j)	7,345	264,789
Ranbaxy Laboratories, Ltd., ADR *	2,771	30,204
Reliance Capital, Ltd. (j)	2,246	41,394
Reliance Communication, Ltd., ADR (j)	23,274	86,200
Reliance Energy, Ltd., ADR (j)	708	52,341
Reliance Industries, Ltd., GDR (j)	25,406	1,181,379
Reliance Natural Resources, Ltd., ADR * (j)	8,582	25,598
Satyam Computer Services, Ltd., ADR *	7,380	34,022
State Bank of India GDR	1,072	106,128
Tata Communications, Ltd., ADR	900	13,005
Tata Motors, Ltd., SADR (a)	7,055	118,947
Wipro, Ltd., ADR (a)	7,730	172,147

		3,905,657

Indonesia - 0.44%
Adaro Energy PT	129,500	23,863
Aneka Tambang Tbk PT	142,375	33,407
Astra Agro Lestari Tbk PT	4,842	11,655
Astra International Tbk PT	34,017	124,958
Bank Central Asia Tbk PT	174,726	89,830
Bank Danamon Indonesia Tbk PT	29,428	14,265
Bank Mandiri Tbk PT	189,622	94,969
Bank Pan Indonesia Tbk PT *	16,560	1,344
Bank Rakyat Indonesia Tbk PT	88,999	71,913
Bumi Resources Tbk PT	276,220	71,325
Indo Tambangraya Megah PT	5,500	18,664
Indocement Tunggal Prakarsa Tbk PT	27,013	39,409
Indofood Sukses Makmur Tbk PT	33,595	12,598
Indosat Tbk PT, ADR	227	5,700
Indosat Tbk PT	23,500	11,845
International Nickel Indonesia Tbk PT *	77,500	30,162
Lippo Karawaci Tbk PT *	73,500	3,993
Perusahaan Gas Negara Tbk PT	186,015	76,824
PT Telekomunikiasi Indonesia Tbk PT, SADR	1,000	39,950
Semen Gresik Persero Tbk PT	12,360	9,892
Tambang Batubara Bukit Asam Tbk PT	21,000	38,592
Telekomunikasi Indonesia Tbk PT	173,500	173,614
Truba Alam Manunggal Engineering PT *	157,500	2,114
Unilever Indonesia Tbk PT	20,500	24,040
United Tractors Tbk PT	16,620	27,480

		1,052,406

Ireland - 0.32%
Allied Irish Banks PLC - London Exchange *	18,310	31,848
Anglo Irish Bank Corp. PLC *	15,416	3,239
Bank of Ireland *	21,089	39,360
C&C Group PLC	220	949
CRH PLC - London Exchange	8,174	223,436
Elan Corp. PLC *	1,399	8,756
Experian Group, Ltd.	15,347	151,715
Greencore Group PLC	6	12
Kerry Group PLC	3,278	103,163
Ryanair Holdings PLC, SADR *	1,203	32,265
Shire PLC	8,387	164,014

		758,757

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel - 0.63%
Alvarion, Ltd., ADR *	544	$2,035
Audio Codes, Ltd., ADR *	632	1,599
Bank Hapoalim, Ltd. *	14,987	64,980
Bank Leumi Le-Israel, Ltd. *	17,524	79,887
Bezek Israeli Telecommunications Corp., Ltd.	17,325	43,622
Cellcom Israel, Ltd.	1,068	34,240
Cellcom Israel, Ltd.	797	25,076
Check Point Software Technologies, Ltd. *	2,779	94,152
Delek Group, Ltd.	32	6,478
Delek Real Estate, Ltd. *	8,983	7,334
Discount Investment Corp.	101	2,357
Elbit Systems, Ltd.	219	14,126
Given Imaging Corp., ADR *	85	1,484
ICL Israel Chemicals, Ltd.	10,082	131,636
Israel Corp., Ltd. *	23	16,513
Israel Discount Bank, Ltd. *	6,779	15,929
Makhteshim-Agam Industries, Ltd.	9,357	44,341
Nice Systems, Ltd. *	761	23,623
Ormat Industries, Ltd.	1,960	17,728
Partner Communications, Ltd.	2,436	49,434
RADWARE, Ltd., ADR *	269	4,067
Syneron Medical, Ltd., ADR *	462	4,828
Teva Pharmaceutical Industries, Ltd.	14,021	788,211
United Mizrahi Bank, Ltd. *	3,560	32,500

		1,506,180

Italy - 2.31%
A2A SpA	13,168	27,562
Assicurazioni Generali SpA	20,061	537,858
Autogrill SpA *	1,731	21,771
Autostrade SpA	4,512	117,286
Banca Carige SpA	7,526	20,029
Banca Intesa SpA - Non convertible	17,851	59,618
Banca Monte dei Paschi Siena SpA	30,527	53,451
Banca Popolare di Milano SpA	4,927	34,952
Banche Popolari Unite SpA	8,591	123,060
Banco Popolare Societa Cooperativa *	11,220	83,984
Enel SpA	108,028	627,309
Eni SpA	41,923	1,067,321
Exor SpA	1,040	20,112
Fiat SpA *	12,884	187,511
Finmeccanica SpA	5,920	94,414
Fondiaria-Sai SpA	535	8,458
Intesa Sanpaolo SpA *	126,455	566,598
Italcementi SpA	474	6,474
Luxottica Group SpA	1,514	39,220
Mediaset SpA	9,982	81,561
Mediobanca SpA *	6,922	82,129
Mediolanum SpA	2,659	16,511
Mondadori (Arnoldo) Editore SpA *	29	128
Parmalat SpA	30,411	85,214
Pirelli & Company SpA *	40,861	24,392
Prysmian SpA	1,116	19,535
Saipem SpA	3,925	134,835
Snam Rete Gas SpA	25,628	127,440
Telecom Italia SpA	167,600	259,937
Telecom Italia SpA	88,627	97,812
Terna SpA	22,829	98,229
UniCredit Italiano SpA *	232,984	774,993
Unipol Gruppo Finanziario SpA, ADR *	5,036	6,875

		5,506,579

Japan - 13.07%
Acom Company, Ltd. (a)	273	4,141
Advantest Corp.	1,420	36,893
AEON Company, Ltd.	9,396	75,973
AEON Credit Service Company, Ltd.	2,023	19,438
Aioi Insurance Company, Ltd.	9,000	43,029
Air Water, Inc.	2,000	23,548
Aisin Seiki Company	2,621	74,912
Ajinomoto Company, Inc.	9,695	91,272
All Nippon Airways Company, Ltd.	8,285	22,457
Amada Company, Ltd.	4,171	25,886
Aozora Bank, Ltd.	10,000	10,567
Asahi Breweries, Ltd.	6,699	122,853
Asahi Glass Company, Ltd.	14,809	138,728
Asahi Kasei Corp.	18,037	90,131
ASATSU-DK, Inc.	52	1,021
Astellas Pharmaceuticals, Inc.	7,305	272,102
Bank of Kyoto, Ltd.	2,000	16,140
Benesse Corp.	1,046	43,742
Bridgestone Corp.	8,747	153,285
Brother Industries, Ltd.	4,300	49,123
Canon, Inc.	16,826	711,320
Casio Computer Company, Ltd.	2,767	21,999
Central Glass Company, Ltd.	114	435
Central Japan Railway Company, Ltd.	22	146,758
Chiba Bank, Ltd.	9,104	54,329
Chubu Electric Power Company, Inc.	10,623	253,154
Chugai Pharmaceutical Company, Ltd.	3,984	74,224
Chugoku Bank, Ltd.	3,000	37,000
Chugoku Electric Power Company, Inc.	3,800	72,468
Circle K Sunkus Company, Ltd.	88	1,085
Citizen Watch Company, Ltd.	2,965	16,869
Credit Saison Company, Ltd.	1,809	20,253
Dai Nippon Printing Company, Ltd.	8,047	101,464
Daido Steel Company, Ltd.	3,000	11,077
Daihatsu Motor Company, Ltd.	4,000	39,808
Daiichi Sankyo Company, Ltd.	10,328	216,095
Daikin Industries, Ltd.	3,585	139,915
Dainippon Screen Manufacturing Company, Ltd.	762	3,333
Dainippon Sumitomo Pharma Company, Ltd.	3,500	36,551
Daito Trust Construction Company, Ltd.	781	36,829
Daiwa House Industry Company, Ltd.	6,285	67,248
Daiwa Securities Group, Inc.	24,649	123,571
Denki Kagaku Kogyo Kabushiki Kaisha	7,523	33,642
Denso Corp.	7,478	224,117
Dentsu, Inc.	2,300	52,932
East Japan Railway Company	5,300	334,429
Eisai Company, Ltd.	4,048	148,385
Electric Power Development Company, Ltd.	2,400	68,057
Elpida Memory, Inc. *	1,200	19,574
FamilyMart Company, Ltd.	1,240	36,545

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Fanuc, Ltd.	3,121	$290,207
Fast Retailing Company, Ltd.	734	136,993
Fuji Electric Holdings Company, Ltd.	3,580	6,179
Fuji Heavy Industries, Ltd.	6,000	29,118
Fuji Photo Film Company, Ltd.	7,533	225,047
Fuji Television Network, Inc.	3	4,139
Fujitsu, Ltd.	29,379	188,936
Fukuoka Financial Group, Inc.	13,000	45,113
Furukawa Electric Company, Ltd.	13,000	54,101
GS Yuasa Corp. (a)	4,000	29,356
Hankyu Hanshin Holdings, Inc.	16,600	73,697
Hino Motors, Ltd.	1,114	3,861
Hirose Electric Company, Ltd.	317	33,040
Hisamitsu Pharmaceutical Company, Inc.	1,200	38,717
Hitachi Chemical, Ltd.	1,316	26,491
Hitachi Construction Machinery Company, Ltd.	2,157	56,226
Hitachi Metals, Ltd.	2,000	19,044
Hitachi, Ltd.	50,882	155,842
Hokkaido Electric Power Company, Inc.	2,332	42,320
Hokuhoku Financial Group, Inc.	12,866	26,179
Hokuriku Electric Power Company	2,700	58,752
Honda Motor Company, Ltd.	26,038	880,399
Hoya Corp.	6,908	183,136
Ibiden Company, Ltd.	1,800	64,105
Idemitsu Kosan Company, Ltd.	300	17,376
Inpex Holdings, Inc.	12	90,066
Isetan Mitsukoshi Holdings, Ltd.	6,276	56,555
Ishikawajima-Harima Heavy Industries Company, Ltd.	27,866	44,171
Isuzu Motors, Ltd.	14,000	26,152
IT Holdings Corp.	17	194
Itochu Corp.	22,798	167,643
Itochu Techno-Science Corp.	252	6,744
Iyo Bank, Ltd.	1,000	8,094
J Front Retailing Company, Ltd.	9,000	39,655
JAFCO Company, Ltd. *	247	5,937
Japan Airlines System Corp. *	17,047	12,261
Japan Real Estate Investment Corp., REIT	4	29,361
Japan Retail Fund Investment Corp., REIT	4	17,904
Japan Tobacco, Inc.	69	232,817
JFE Holdings, Inc.	7,938	312,598
JGC Corp.	3,114	57,326
Joyo Bank, Ltd.	9,047	36,124
JS Group Corp.	3,484	59,944
JSR Corp.	2,867	58,116
Jupiter Telecommunications Company, Ltd.	30	29,722
Kajima Corp.	14,809	29,726
Kamigumi Company, Ltd.	3,466	25,185
Kaneka Corp.	6,000	38,065
Kansai Electric Power Company, Ltd.	12,222	275,495
Kansai Paint Company, Ltd.	2,762	22,934
Kao Corp.	8,638	201,654
Kawasaki Heavy Industries, Ltd.	21,037	53,029
Kawasaki Kisen Kaisha, Ltd.	9,933	28,147
KDDI Corp.	47	247,849
Keihin Electric Express Railway Company, Ltd.	3,933	28,809
Keio Corp.	8,285	49,914
Keisei Electric Railway Company, Ltd.	3,000	16,394
Keyence Corp.	652	134,417
Kikkoman Corp.	1,762	21,526
Kintetsu Corp.	24,208	80,165
Kirin Brewery Company, Ltd.	13,104	208,906
Kobe Steel Company, Ltd.	35,483	64,267
Koito Manufacturing Company, Ltd.	2,000	31,862
Komatsu, Ltd.	14,670	305,840
Komori Corp.	105	1,150
Konami Corp.	557	9,933
Konica Minolta Holdings, Inc.	5,609	57,527
Koyo Seiko Company, Ltd.	2,457	31,398
Kubota Corp.	16,218	149,138
Kuraray Company, Ltd.	6,200	72,574
Kurita Water Industries, Ltd.	1,981	61,894
Kyocera Corp.	2,462	217,133
Kyowa Hakko Kogyo Company, Ltd.	4,862	51,149
Kyushu Electric Power Company, Inc.	6,069	124,812
Lawson, Inc.	869	38,284
Mabuchi Motor Company, Ltd.	282	13,865
Makita Corp.	1,557	52,978
Marubeni Corp.	24,798	135,000
Marui Company, Ltd.	2,436	14,932
Matsui Securities Company, Ltd.	2,100	14,602
Matsushita Electric Industrial Company, Ltd.	30,707	439,128
Matsushita Electric Works, Ltd.	3,819	45,911
Mazda Motor Corp.	17,000	38,869
McDonald’s Holdings Company, Ltd.	1,100	20,992
Mediceo Holdings Company, Ltd.	2,900	35,807
MEIJI Holdings Company, Ltd. *	1,200	45,140
Minebea Company, Ltd.	5,523	29,878
Mitsubishi Chemical Holdings Corp., ADR	14,000	58,997
Mitsubishi Corp.	19,944	495,865
Mitsubishi Electric Corp.	30,027	221,691
Mitsubishi Estate Company, Ltd.	18,218	288,964
Mitsubishi Gas & Chemicals Company, Inc.	7,000	35,156
Mitsubishi Heavy Industries, Ltd.	46,063	161,757
Mitsubishi Materials Corp.	21,980	53,822
Mitsubishi Motors Corp. * (a)	53,000	73,032
Mitsubishi Rayon Company, Ltd.	4,990	19,965
Mitsubishi UFJ Financial Group, Inc.	165,400	809,830
Mitsubishi UFJ Lease & Finance Company, Ltd.	660	19,797
Mitsui & Company, Ltd.	26,989	382,086
Mitsui Chemicals, Inc.	6,990	17,975
Mitsui Engineering & Shipbuilding Company, Ltd.	8,638	20,659
Mitsui Fudosan Company, Ltd.	12,752	214,142
Mitsui Mining & Smelting Company, Ltd.	7,990	20,678
Mitsui O.S.K. Lines, Ltd.	17,513	91,931
Mitsui Sumitomo Insurance Group Holdings, Inc.	6,722	170,601
Mitsui Trust Holdings, Inc.	13,990	46,692
Mitsumi Electric Company, Ltd.	1,999	35,175
Mizuho Financial Group, Inc.	204,500	365,916
Mizuho Trust & Banking Company, Ltd.	33,000	30,598

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Murata Manufacturing Company, Ltd.	3,096	$152,868
Namco Bandai Holdings, Inc.	3,367	32,037
NEC Corp.	28,617	73,714
NEC Electronics Corp. *	52	427
NGK Insulators, Ltd.	4,171	90,757
NGK Spark Plug Company, Ltd.	1,762	19,837
NHK Spring Company, Ltd.	1,000	9,273
NICHIREI Corp.	466	1,614
Nidec Corp.	1,586	145,833
Nikon Corp.	4,719	93,071
Nintendo Company, Ltd.	1,592	377,409
Nippon Building Fund, Inc., REIT	7	53,033
Nippon Electric Glass Company, Ltd.	4,000	54,568
Nippon Express Company, Ltd.	11,809	48,301
Nippon Meat Packers, Inc.	2,000	22,980
Nippon Mining Holdings, Inc.	11,632	49,800
Nippon Oil Corp.	18,094	83,772
Nippon Paper Group, Inc.	1,500	38,281
Nippon Sheet Glass Company, Ltd.	8,171	23,373
Nippon Steel Corp.	79,536	321,558
Nippon Telegraph & Telephone Corp.	8,100	318,614
Nippon Yusen Kabushiki Kaisha	15,923	48,719
NIPPONKOA Insurance Company, Ltd.	7,000	39,592
Nishi-Nippon City Bank, Ltd.	4,000	9,771
Nissan Chemical Industries, Ltd.	1,762	25,091
Nissan Motor Company, Ltd. *	39,390	344,269
Nissay Dowa General Insurance Company, Ltd.	1,000	4,766
Nissha Printing Company, Ltd.	400	19,674
Nisshin Seifun Group, Inc.	1,614	21,678
Nisshin Steel Company	7,047	12,461
Nissin Food Products Company, Ltd.	916	29,844
Nitori Company, Ltd.	468	34,823
Nitto Denko Corp.	2,132	75,975
NOK Corp.	1,492	20,590
Nomura Holdings, Inc.	55,707	410,537
Nomura Real Estate Office Fund, Inc.	2	10,841
Nomura Research Institute, Ltd.	1,311	25,679
NSK, Ltd.	9,000	66,054
NTN Corp.	4,228	18,992
NTT Data Corp.	17	52,498
NTT DoCoMo, Inc.	245	341,290
Obayashi Corp.	5,638	19,188
Odakyu Electric Railway Company, Ltd.	8,695	66,631
Oji Paper Company, Ltd.	11,809	49,188
Okumura Corp.	114	383
Olympus Optical Company, Ltd.	3,166	101,728
Omron Corp.	3,261	58,173
Ono Pharmaceutical Company, Ltd.	1,200	51,273
Oracle Corp. - Japan	752	31,153
Oriental Land Company, Ltd.	793	52,070
ORIX Corp.	1,816	123,498
Osaka Gas Company, Ltd.	28,845	97,183
Otsuka Corp.	100	4,958
Q.P. Corp.	87	924
Rakuten, Inc.	103	78,290
Resona Holdings, Inc.	8,700	87,851
Ricoh Company, Ltd.	9,399	132,564
Rinnai Corp.	652	31,358
Rohm Company, Ltd.	1,327	86,173
SANKYO Company, Ltd.	793	39,503
Santen Pharmaceutical Company, Ltd.	1,200	38,370
Sanyo Electric Company, Ltd. * (a)	24,151	44,337
Sapporo Hokuyo Holdings, Inc.	5,600	20,258
Sapporo Holdings, Ltd. (a)	2,466	13,432
SBI Holdings, Inc.	304	54,031
Secom Company, Ltd.	3,390	160,347
Sega Sammy Holdings, Inc.	3,492	41,618
Seiko Epson Corp.	2,700	43,320
Sekisui Chemical Company, Ltd.	5,228	32,325
Sekisui House, Ltd.	6,638	59,538
Senshu Ikeda Holdings, Inc. *	9,400	34,188
Seven & I Holdings Company, Ltd.	12,481	253,328
Sharp Corp.	16,218	204,074
Shikoku Electric Power Company, Inc.	2,700	69,645
Shimamura Company, Ltd.	276	26,256
Shimano, Inc.	1,069	42,786
Shimizu Corp.	7,695	27,585
Shin-Etsu Chemical Company, Ltd.	6,411	361,359
Shinko Electric Industries Company, Ltd.	1,600	23,059
Shinsei Bank, Ltd. *	9,094	9,856
Shionogi & Company, Ltd.	4,423	95,654
Shiseido Company, Ltd.	4,523	86,691
Shizuoka Bank, Ltd.	7,342	63,626
Showa Denko K.K.	23,000	45,868
Showa Shell Sekiyu K.K.	3,800	30,918
SMC Corp.	764	86,354
Softbank Corp.	11,688	273,181
Sojitz Holdings Corp.	25,791	48,448
Sompo Japan Insurance, Inc.	12,104	77,028
Sony Corp.	15,742	456,305
Sony Financial Holdings, Inc.	11	28,689
Square Enix Company, Ltd.	1,500	31,467
Stanley Electric Corp.	1,808	36,359
Sumco Corp.	400	7,036
Sumitomo Bakelite Company, Ltd.	762	3,733
Sumitomo Chemical Company, Ltd.	23,446	102,334
Sumitomo Corp.	17,766	178,816
Sumitomo Electric Industries, Ltd.	12,599	156,161
Sumitomo Heavy Industries, Ltd.	11,000	55,519
Sumitomo Metal Industries, Ltd.	52,577	140,174
Sumitomo Metal Mining Company, Ltd.	8,285	122,133
Sumitomo Mitsui Financial Group, Inc.	14,300	407,687
Sumitomo Realty &Development Company, Ltd.	5,876	110,207
Sumitomo Trust & Banking Company, Ltd.	21,446	104,258
Suruga Bank, Ltd.	2,114	18,337
Suzuken Company, Ltd.	1,223	40,049
Suzuki Motor Corp.	5,300	130,142
Sysmex Corp.	500	26,097
T&D Holdings, Inc.	3,391	69,113
Taiheiyo Cement Corp.	8,809	10,024

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Taisei Corp.	16,866	$28,875
Taisho Pharmaceuticals Company, Ltd.	1,762	30,147
Taiyo Nippon Sanso Corp.	3,819	40,505
Takashimaya Company, Ltd.	6,000	37,947
Takeda Pharmaceutical Company, Ltd.	11,749	482,363
Tanabe Seiyaku Company, Ltd.	3,000	37,309
TDK Corp.	1,668	101,709
Teijin, Ltd.	12,104	38,905
Terumo Corp.	2,503	149,794
The 77th Bank, Ltd.	523	2,768
The Bank of Yokohama, Ltd.	17,684	80,085
The Gunma Bank, Ltd.	7,523	38,200
The Hachijuni Bank, Ltd.	6,000	34,904
The Hiroshima Bank, Ltd.	8,000	30,658
The Japan Steel Works, Ltd.	5,000	62,874
The Tokyo Electric Power Company, Ltd.	19,067	477,927
THK Company, Ltd.	2,481	43,825
Tobu Railway Company, Ltd.	11,752	61,259
Toho Gas Company, Ltd.	6,000	31,821
Tohoku Electric Power Company, Inc.	6,480	128,085
Tokio Marine Holdings, Inc.	11,200	304,006
Tokuyama Corp.	2,000	11,145
Tokyo Electron, Ltd.	2,532	161,904
Tokyo Gas Company, Ltd.	38,835	154,814
Tokyo Steel Manufacturing Company, Ltd.	900	10,125
Tokyo Tatemono Company, Ltd.	6,000	22,799
Tokyu Corp.	16,866	67,126
Tokyu Land Corp.	10,171	37,336
TonenGeneral Sekiyu K.K.	4,171	34,755
Toppan Printing Company, Ltd.	7,990	64,640
Toray Industries, Inc.	19,389	104,471
Toshiba Corp.	62,711	345,849
Toto, Ltd.	3,171	20,060
Toyo Seikan Kaisha, Ltd.	2,009	30,400
Toyo Suisan Kaisha, Ltd.	705	16,160
Toyobo Company, Ltd.	933	1,456
Toyoda Gosei Company, Ltd.	1,300	39,122
Toyota Boshoku Corp.	1,400	31,103
Toyota Industries Corp.	2,590	76,897
Toyota Motor Corp.	46,447	1,951,511
Toyota Tsusho Corp.	3,500	51,613
Trend Micro, Inc.	1,733	65,862
Tsumura & Company, Ltd.	1,200	38,650
Ube Industries, Ltd.	18,037	49,387
UNI Charm Corp.	558	52,238
UNY Company, Ltd.	4,462	31,182
Ushio, Inc.	157	2,614
Wacoal Corp.	57	620
West Japan Railway Company, Ltd.	25	83,682
Yahoo Japan Corp.	213	63,672
Yakult Honsha Company, Ltd.	1,900	57,204
Yamada Denki Company, Ltd.	1,126	75,666
Yamaguchi Financial Group, Inc.	3,000	27,762
Yamaha Corp.	1,926	22,913
Yamaha Motor Company, Ltd.	2,691	33,793
Yamato Transport Company, Ltd.	5,580	77,154
Yamazaki Baking Company, Ltd.	1,409	16,676
YASKAWA Electric Corp.	5,000	41,641

		31,156,513

Luxembourg - 0.41%
ArcelorMittal	13,489	611,793
Millicom International Cellular SA, ADR *	1,329	98,542
Reinet Investments SCA, SADR *	1,000	1,625
Reinet Investments SCA *	1,493	23,534
SES, ADR	4,113	92,227
Tenaris SA	6,983	149,301

		977,022

Malaysia - 0.64%
AMMB Holdings BHD	42,662	62,065
Asiatic Development BHD	10,500	19,075
Berjaya Sports Toto BHD	33,642	42,728
British American Tobacco Malaysia BHD	2,000	24,940
Bursa Malaysia BHD	6,400	14,870
Commerce Asset Holdings BHD	45,800	171,686
Digi.Com BHD	9,000	57,661
Gamuda BHD	16,400	12,386
Genting BHD	30,900	65,850
Hong Leong Bank BHD	4,100	9,731
IGB Corp. BHD *	1,200	692
IJM Corp. BHD	11,620	15,200
IOI Corp. BHD	60,469	96,573
KLCC Property Holdings BHD	700	700
KNM Group BHD	76,950	17,118
Kuala Lumpur Kepong BHD	6,500	31,307
Lafarge Malayan Cement BHD	4,470	8,163
Malayan Banking BHD	59,542	119,258
Malaysian Plantations BHD	9,600	7,553
MISC Bhd	17,200	42,457
MMC Corp. BHD	1,400	993
Multi-Purpose Holdings BHD	5,170	2,811
Parkson Holdings BHD	9,999	15,499
Petronas Dagangan BHD	1,400	3,548
Petronas Gas BHD	5,100	14,679
PLUS Expressways BHD	18,900	17,990
PPB Group BHD	12,900	59,969
Public Bank BHD	742	2,448
Public Bank BHD	16,000	52,605
Resorts World BHD	85,600	69,880
RHB Capital BHD	2,600	4,008
Sime Darby BHD	50,746	132,897
SP Setia BHD	34,200	39,139
Tanjong PLC	4,600	22,617
Telekom Malaysia BHD	17,100	15,277
Tenaga Nasional BHD	31,900	78,086
TM International BHD *	57,100	50,605
UEM Land Holdings BHD *	16,500	7,118
UMW Holdings BHD	21,400	39,679
YTL Corp. BHD	9,996	21,309
YTL Power International BHD	93,837	61,259

		1,532,429

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mexico - 0.98%
Alfa SA de CV	5,202	$32,710
America Movil SAB de CV, Series L	295,619	695,322
Carso Global Telecom SAB de CV *	10,500	46,809
Cemex SA de CV *	112,960	133,839
Coca-Cola Femsa SA de CV	3,153	20,769
Desarrolladora Homex SA de CV *	4,000	22,443
Fomento Economico Mexicano SA de CV	36,755	176,330
Grupo Aeroportuario del Pacifico SA de CV, Series B	20,900	65,199
Grupo Bimbo SA de CV	4,658	30,336
Grupo Carso SA de CV	20,352	62,229
Grupo Elektra SA de CV	2,000	96,468
Grupo Financiero Banorte SA de CV *	22,566	81,384
Grupo Financiero Inbursa SA de CV	9,178	27,081
Grupo Mexico SAB de CV, Series B	65,135	148,672
Grupo Modelo SA *	6,817	37,832
Grupo Televisa SA	42,083	175,094
Industrias Penoles SA de CV	1,098	23,585
Kimberly-Clark de Mexico SA de CV	6,700	29,997
Mexichem SAB de CV	25,592	48,926
Telefonos de Mexico SA de CV	90,066	75,044
Telmex Internacional SAB de CV	84,266	74,720
Urbi Desarrollos Urbanos SA de CV *	3,100	6,990
Wal-Mart de Mexico SA de CV, Series V	50,779	226,297

		2,338,076

Netherlands - 3.17%
Aegon NV *	26,410	168,307
Akzo Nobel NV	3,572	235,440
ASML Holding NV	7,286	247,819
Corio NV	994	67,888
Fugro NV	1,214	69,328
Heineken Holding NV	2,014	84,380
Heineken NV	4,163	197,258
ING Groep NV *	60,326	583,182
Koninklijke (Royal) Philips Electronics NV	15,429	456,853
Koninklijke Ahold NV	18,352	243,475
Koninklijke Boskalis Westinster NV	800	30,808
Koninklijke DSM NV	2,710	132,875
Koninklijke KPN NV	27,896	473,164
Koninklijke Vopak NV	506	39,977
Randstad Holdings NV *	1,846	91,274
Reed Elsevier NV	12,559	154,099
Royal Dutch Shell PLC, A Shares	56,174	1,696,044
Royal Dutch Shell PLC, B Shares	42,664	1,243,235
SBM Offshore NV	3,274	64,063
STMicroelectronics NV	11,860	107,541
TNT Post Group NV	6,220	190,387
Unilever NV	27,165	885,178
Wolters Kluwer NV	4,729	103,651

		7,566,226

New Zealand - 0.07%
Auckland International Airport, Ltd.	69,078	100,994
Contact Energy, Ltd.	3,243	14,441
Sky City Entertainment Group, Ltd.	25,517	60,918

		176,353

Norway - 0.52%
Den Norske Bank ASA * (a)	20,287	220,227
Norsk Hydro ASA *	10,244	85,157
Orkla ASA	17,208	167,903
StatoilHydro ASA	17,808	444,199
Telenor ASA *	13,809	193,695
Yara International ASA	3,091	139,959

		1,251,140

Peru - 0.14%
Compania de Minas Buenaventura SA	2,698	84,050
Credicorp SA	1,295	98,925
Credicorp, Ltd., ADR	76	5,853
Southern Peru Copper Corp.	4,256	139,384

		328,212

Philippines - 0.11%
Ayala Corp.	1,451	9,448
Ayala Land, Inc.	90,600	22,023
Banco De Oro	12,831	10,801
Bank of the Philippine Islands	59,072	61,027
Filinvest Land, Inc.	112,500	2,171
Globe Telecommunications, Inc.	140	2,761
Jollibee Foods Corp.	8,000	9,467
Manila Electric Company	5,242	23,245
Metropolitan Bank & Trust Company	12,400	12,080
Philippine Long Distance Telephone Company	1,220	69,082
PNOC Energy Development Corp.	36,498	3,686
SM Investments Corp.	3,768	26,370
SM Prime Holdings, Ltd.	56,916	11,988

		264,149

Poland - 0.29%
Bank Handlowy w Warszawie SA *	731	17,863
Bank Millennium SA *	6,188	10,285
Bank Pekao SA *	1,917	108,077
Bank Zachodni WBK SA *	356	23,363
Bioton SA *	22,883	1,832
Boryszew SA *	430	966
BRE Bank SA *	292	26,221
Computerland SA *	64	320
Cyfrowy Polsat SA	3,617	17,161
Debica SA	118	2,737
Getin Holding SA *	9,766	29,918
Globe Trade Centre SA *	1,844	16,369
Grupa Lotos SA *	517	5,689
ING Bank Slaski SA *	121	32,833
KGHM Polska Miedz SA	1,895	70,016
PBG SA *	67	4,720
Polish Oil & Gas Company	41,082	54,332
Polski Koncern Naftowy Orlen SA *	8,548	100,360
Powszechna Kasa Oszczednosci Bank Polski SA	7,193	94,614
Softbank SA	633	13,830
Telekomunikacja Polska SA	9,439	52,006
TVN SA	1,422	7,029

		690,541

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Portugal - 0.23%
Banco Comercial dos Acores SA	30,130	36,162
Banco Espirito Santo SA	10,883	70,738
Cimpor-Cimentos De Portugal SA	5,397	49,730
EDP Renovaveis SA *	2,863	27,064
Electricidade de Portugal SA	26,515	117,355
Galp Energia SGPS SA	1,203	20,709
Jeronimo Martins, SGPS SA	2,898	28,825
Portugal Telecom, SGPS, SA	15,439	187,685

		538,268

Russia - 1.30%
Comstar United Telesystems, GDR *	2,134	11,737
Federal Grid Company Unified Energy System JSC, GDR *	1,087	5,761
Gazprom OAO, SADR	43,552	1,110,576
JSC MMC Norilsk Nickel, ADR *	14,865	213,313
Lukoil Oil Company, ADR (a)	8,621	493,983
Mechel Steel Group, ADR	1,676	31,542
Mobile Telesystems, SADR	2,982	145,790
NovaTek OAO, ADR	1,464	94,845
Novolipetsk Steel, ADR *	1,029	31,590
Polyus Gold Company ZAO, SADR	2,831	77,994
Rostelecom, ADR	549	15,015
Sberbank, GDR	988	277,129
Severstal, ADR *	4,250	40,375
Sibirtelecom, ADR	3,704	30,373
Sistema JSFC, Reg. S, GDR *	987	20,415
Surgutneftegaz, ADR	13,350	118,815
Tatneft, ADR *	4,533	132,092
UralsvyAzinform, ADR	3,423	17,115
Vimpel-Communications, SADR	4,880	90,719
VolgaTelecom, ADR	1,776	10,834
VTB Bank OJSC, GDR	21,911	103,083
Wimm-Bill-Dann Foods OJSC, ADR *	604	14,393

		3,087,489

Singapore - 1.00%
Ascendas, REIT *	21,469	33,621
Capitaland, Ltd.	49,412	146,357
CapitaMall Trust *	30,850	39,118
City Developments, Ltd.	10,285	83,898
ComfortDelGro Corp., Ltd.	13,731	15,967
Cosco Corp. Singapore, Ltd.	7,000	5,878
DBS Group Holdings, Ltd.	27,526	299,287
Fraser and Neave, Ltd.	20,900	62,107
Genting International PLC *	52,800	48,357
Golden Agri-Resources, Ltd. *	30,858	11,110
Jardine Cycle and Carriage, Ltd.	2,623	50,053
Keppel Corp., Ltd.	25,980	151,170
Neptune Orient Lines, Ltd.	7,616	8,866
Olam International, Ltd.	11,457	21,456
Oversea-Chinese Banking Corp., Ltd.	47,987	308,898
SembCorp Industries, Ltd.	7,604	19,859
SembCorp Marine, Ltd.	9,293	24,217
Singapore Airlines, Ltd.	8,260	87,213
Singapore Airport Terminal Services, Ltd.	9,679	18,788
Singapore Exchange, Ltd.	20,399	120,247
Singapore Press Holdings, Ltd.	28,441	73,916
Singapore Technologies Engineering, Ltd.	33,798	77,690
Singapore Telecommunications, Ltd.	123,410	271,770
Suntec Real Estate Investment Trust *	809	774
United Overseas Bank, Ltd.	19,037	264,929
UOL Group, Ltd.	16,531	47,434
Wilmar International, Ltd.	17,000	77,151
Yangzijiang Shipbuilding Holdings, Ltd.	27,000	23,082

		2,393,213

South Africa - 1.51%
ABSA Group, Ltd.	5,003	86,632
Adcock Ingram Holdings, Ltd.	1,000	7,339
African Bank Investments, Ltd.	10,203	41,147
African Rainbow Minerals, Ltd.	1,440	33,585
Anglo Platinum, Ltd. *	1,053	112,218
AngloGold Ashanti, Ltd.	5,230	211,881
Aspen Pharmacare Holdings, Ltd. *	4,390	43,755
Aveng, Ltd.	4,619	24,800
Bidvest Group, Ltd.	5,100	89,092
Discovery Holdings, Ltd., ADR	6,145	26,568
FirstRand, Ltd.	41,071	101,903
Foschini, Ltd.	2,194	17,878
Gold Fields, Ltd.	11,170	146,969
Growthpoint Properties, Ltd.	18,077	34,292
Harmony Gold Mining Company, Ltd.	5,590	57,074
Hulamin, Ltd.	73	133
Impala Platinum Holdings, Ltd.	9,352	254,235
Imperial Holdings, Ltd.	3,486	41,659
Investec, Ltd.	4,332	31,175
Kumba Iron Ore, Ltd.	1,096	44,897
Kumba Resources, Ltd.	2,723	38,282
Liberty Holdings, Ltd. *	1,116	10,464
Massmart Holdings, Ltd.	2,905	35,034
Mittal Steel South Africa, Ltd.	2,574	35,733
MTN Group, Ltd.	24,343	387,282
Murray & Roberts Holdings, Ltd.	3,828	23,919
Naspers, Ltd.	6,675	270,879
Nedbank Group, Ltd.	2,439	40,747
Network Healthcare Holdings, Ltd. *	24,570	45,927
Northam Platinum, Ltd.	386	2,495
Pick’n Pay Stores, Ltd.	4,153	23,319
Pretoria Portland Cement Company, Ltd.	5,853	27,429
Redefine Income Fund, Ltd. *	45,895	44,370
Remgro, Ltd.	7,172	86,620
Reunert, Ltd.	1,838	14,509
RMB Holdings, Ltd.	10,689	42,809
Sanlam, Ltd.	36,457	111,849
Sappi, Ltd. *	6,223	29,803
Sasol, Ltd.	8,924	358,214
Shoprite Holdings, Ltd.	7,500	66,072
Standard Bank Group, Ltd.	17,977	246,967
Steinhoff International Holdings, Ltd. *	17,386	48,596
Telkom SA, Ltd.	5,430	27,376
Tiger Brands, Ltd.	2,236	51,767
Truworths International, Ltd.	6,249	36,593
Vodacom Group Pty, Ltd.	6,961	53,147

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Woolworths Holdings, Ltd.	14,552	$35,007

		3,602,441

South Korea - 2.77%
Amorepacific Corp. *	73	58,524
Asiana Airlines, Inc. *	566	1,774
Busan Bank *	1,845	21,994
Cheil Industries, Inc. *	1,080	52,490
CJ CheilJedang Corp. *	135	23,701
Daegu Bank *	1,140	16,758
Daelim Industrial Company, Ltd. *	300	21,304
Daewoo Engineering & Construction Company, Ltd. *	1,081	11,817
Daewoo International Corp. *	526	14,880
Daewoo Securities Company, Ltd.	1,780	29,932
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	1,050	15,699
DC Chemical Company, Ltd. *	190	35,725
Dongbu Insurance Company, Ltd.	960	26,566
Dongkuk Steel Mill Company, Ltd. *	1,370	31,617
Doosan Corp.	360	29,341
Doosan Heavy Industries and Construction Company, Ltd. *	360	24,924
Doosan Infracore Company, Ltd. *	1,290	18,182
GS Engineering & Construction Corp. *	520	48,115
GS Holdings Corp. *	520	15,038
Hana Financial Group, Inc. *	2,740	77,744
Hanjin Heavy Industries & Construction Company, Ltd. *	254	4,918
Hanjin Shipping Company, Ltd. *	1,846	32,815
Hanjin Shipping Holdings Company, Ltd. *	357	4,178
Hankook Tire Company, Ltd. *	1,700	37,002
Hanwha Chemical Corp. *	892	10,279
Hanwha Corp. *	1,010	41,228
Hite Brewery Company, Ltd. *	37	5,392
Hite Holdings Company, Ltd. *	206	5,091
Honam Petrochemical Corp. *	140	12,264
Hynix Semiconductor, Inc. *	7,940	157,184
Hyosung Corp. *	550	40,112
Hyundai Department Store Company, Ltd. *	420	40,389
Hyundai Development Company *	790	25,654
Hyundai Engineering & Construction Company, Ltd. *	630	38,136
Hyundai Heavy Industries Company, Ltd. *	650	96,307
Hyundai Mipo Dockyard Company, Ltd. *	100	8,813
Hyundai Mobis *	1,070	156,074
Hyundai Motor Company, Ltd. *	2,670	275,629
Hyundai Securities Company, Ltd.	2,644	33,323
Hyundai Steel Company *	1,010	74,500
Industrial Bank of Korea *	2,070	24,725
Kangwon Land, Inc. *	2,090	29,555
KB Financial Group, Inc., ADR *	206	10,475
KB Financial Group, Inc. *	4,830	246,393
KCC Corp.	100	31,830
Kia Motors Corp. *	3,620	61,943
Korea Electric Power Corp., ADR *	744	10,818
Korea Electric Power Corp. *	4,330	126,329
Korea Exchange Bank *	4,900	60,987
Korea Gas Corp. *	180	7,487
Korea Investment Holdings Company, Ltd.	1,090	31,163
Korea Line Corp. *	230	8,117
Korea Zinc Company, Ltd. *	200	34,849
Korean Air Lines Company, Ltd. *	407	19,085
Korean Reinsurance Company, Ltd.	24	202
KT Corp., SADR *	266	4,474
KT Corp. *	2,267	76,125
KT&G Corp. *	1,870	103,331
Kumho Industrial Company, Ltd. *	1,110	7,918
LG Chem, Ltd. *	674	131,490
LG Corp. *	1,370	85,610
LG Dacom Corp. *	200	3,046
LG Display Company, Ltd., ADR *	57	965
LG Display Company, Ltd. *	3,940	133,030
LG Electronics, Inc. *	1,630	168,961
LG Household & Health Care, Ltd. *	180	44,996
LG Telecom, Ltd. *	2,321	16,885
Lotte Confectionery Company, Ltd. *	4	4,441
Lotte Shopping Company, Ltd. *	120	35,677
LS Cable, Ltd. *	380	37,633
Mirae Asset Securities Company, Ltd.	285	15,835
NHN Corp. *	689	113,772
POSCO	1,064	560,128
S1 Corp. *	140	5,823
Samsung Card Company, Ltd. *	900	44,520
Samsung Corp. *	2,040	98,574
Samsung Digital Imaging Company, Ltd. *	354	13,302
Samsung Electro-Mechanics Company, Ltd. *	940	86,209
Samsung Electronics Company, Ltd.	1,747	1,193,171
Samsung Engineering Company, Ltd. *	580	53,497
Samsung Fire & Marine Insurance Company, Ltd.	640	109,302
Samsung Heavy Industries Company, Ltd. *	2,260	46,720
Samsung SDI Company, Ltd. *	630	79,775
Samsung Securities Company, Ltd.	1,060	57,185
Samsung Techwin Company, Ltd. *	487	37,758
Shinhan Financial Group Company, Ltd., SADR *	175	12,999
Shinhan Financial Group Company, Ltd. *	6,700	248,796
Shinsegae Company, Ltd. *	238	109,865
SK Corp. *	592	45,064
SK Energy Company, Ltd. *	987	98,969
SK Networks Company, Ltd. *	2,970	26,854
SK Telecom Company, Ltd., ADR	657	10,683
SK Telecom Company, Ltd.	670	97,403
S-Oil Corp.	550	25,510
STX Pan Ocean Company, Ltd. *	2,370	23,061
STX Shipbuilding Company, Ltd. *	190	2,027
Taewoong Company, Ltd. *	110	7,039
Tong Yang Investment Bank	7	71
Woongjin Coway Company, Ltd. *	1,060	34,948
Woori Finance Holdings Company, Ltd. *	4,490	52,986
Woori Investment & Securities Company, Ltd.	1,860	26,405

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Yuhan Corp. *	189	$28,877

		6,601,081

Spain - 3.02%
Abertis Infraestructuras SA	4,847	109,374
Acciona SA	344	44,679
Acerinox SA	2,601	53,803
ACS Actividades SA	2,136	106,198
Banco Bilbao Vizcaya Argentaria SA	56,241	1,018,769
Banco de Sabadell SA	15,487	86,022
Banco de Valencia SA	984	7,489
Banco Popular Espanol SA	11,724	85,597
Banco Santander Central Hispano SA	128,534	2,111,800
Bankinter SA, ADR	3,875	39,387
Cintra Concesiones de Infraestructuras de Transporte SA	4,760	55,589
Corporacion Mapfre SA	6,303	26,336
Criteria Caixacorp SA	11,712	55,346
Enagas	2,494	55,198
Fomento de Construcciones SA	418	17,532
Gamesa Corporacion Tecnologica SA	3,296	55,253
Gas Natural SDG SA (a)	2,794	60,143
Gestevision Telecinco SA	695	10,144
Grifols SA	2,505	43,651
Iberdrola Renovables SA	11,746	55,962
Iberdrola SA (a)	57,697	549,244
Iberia Lineas Aereas de Espana SA *	5,235	14,185
Indra Sistemas SA	1,914	45,025
Industria de Diseno Textil SA	3,329	206,277
Mapfre SA *	140	536
Red Electrica De Espana	1,577	87,400
Repsol YPF SA (a)	11,369	303,541
Sacyr Vallehermoso SA *	305	3,477
Telefonica SA	67,124	1,870,850
Zardoya Otis SA	1,324	25,809

		7,204,616

Sweden - 1.34%
Alfa Laval AB	3,968	54,620
Assa Abloy AB, Series B	1,501	28,743
Atlas Copco AB, Series A, ADR	11,483	167,810
Atlas Copco AB, Series B, ADR	5,423	70,347
Electrolux AB, Series B *	562	13,191
Ericsson (LM), B Shares	47,750	439,196
Hennes & Mauritz AB, B shares	8,318	460,296
Holmen AB, Series B	229	5,841
Husqvarna AB, B Shares *	2,659	19,630
Investor AB, B shares	7,800	144,191
Loomis AB	1,220	13,316
Nordea Bank AB	52,581	532,659
Sandvik AB	15,393	184,508
Securitas AB, Series B	1,701	16,601
Skandinaviska Enskilda Banken AB, Series A *	22,665	139,342
Skanska AB, Series B	841	14,311
SKF AB, B Shares	2,148	36,894
SSAB Svenskt Stal AB, Series A	1,427	24,126
SSAB Svenskt Stal AB, Series B	357	5,518
Svenska Cellulosa AB, B Shares	9,724	129,892
Svenska Handelsbanken AB, Series A	5,961	170,482
Swedbank AB, Class A	3,750	37,304
Swedish Match AB	1,347	29,445
Tele2 AB, Series B	1,743	26,703
Teliasonera AB	34,557	249,491
Volvo AB, Series B	21,280	181,299

		3,195,756

Switzerland - 5.58%
ABB, Ltd. *	36,072	689,891
Actelion, Ltd. *	2,305	123,108
Adecco SA	1,814	100,149
Aryzta AG *	1,920	71,614
Baloise Holding AG	989	82,381
BKW FMB Energie AG	303	23,561
Compagnie Financiere Richemont SA	8,646	289,305
Credit Suisse Group AG	18,393	905,876
GAM Holding, Ltd.	3,538	43,052
Geberit AG, ADR	706	125,058
Givaudan AG	112	89,135
Holcim, Ltd. *	4,047	313,708
Julius Baer Group, Ltd.	3,538	123,567
Kuehne & Nagel International AG	1,080	104,474
Lindt & Spruengli AG-PC	35	75,176
Lindt & Spruengli AG-REG	2	49,148
Logitech International SA *	3,980	68,467
Lonza Group AG	800	56,105
Nestle SA	55,034	2,673,706
Nobel Biocare Holding AG, Series BR	2,901	97,090
Novartis AG	33,443	1,822,049
Pargesa Holding SA, ADR	971	85,034
Phonak Holding AG	1,025	123,942
Roche Holdings AG - Genusschein	11,438	1,945,789
Schindler Holding AG	1,429	109,627
Schindler Holding AG	157	11,903
Societe Generale de Surveillance Holdings AG	109	141,934
Straumann Holding AG	96	27,060
Swatch Group AG, BR shares	459	115,530
Swatch Group AG	898	42,938
Swiss Life Holding *	550	69,668
Swiss Re	5,723	274,194
Swisscom AG	350	133,472
Syngenta AG	1,582	443,303
UBS AG *	52,121	800,679
Unaxis Holding AG * (a)	247	7,485
Xstrata PLC *	29,739	523,814
Zurich Financial Services AG	2,374	516,171

		13,299,163

Taiwan - 2.39%
Acer Sertek, Inc.	41,742	124,702
Advanced Semiconductor Engineering, Inc.	65,555	58,643
Advantech Company, Ltd.	6,541	14,619
Asia Cement Corp.	18,457	19,882
Asia Optical Company, Inc.	59	130
Asustek Computer, Inc.	64,237	123,292

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
AU Optronics Corp.	111,616	$134,678
BenQ Corp. *	25,272	15,717
Catcher Technology Company, Ltd.	10,384	28,796
Cathay Financial Holdings Company, Ltd. *	99,300	183,992
Chang Hwa Commercial Bank, Ltd.	74,000	35,027
Cheng Shin Rubber Industry Company, Ltd.	8,795	20,093
Cheng Uei Precision Industry Company, Ltd.	6,747	15,669
Chi Mei Optoelectronics Corp. *	73,192	51,081
Chicony Electronics Company, Ltd.	9,000	21,679
China Airlines, Ltd. *	14,682	5,185
China Development Financial Holdings Corp. *	143,366	43,550
China Motor Company, Ltd. *	40	28
China Steel Corp.	148,730	152,823
Chinatrust Finance Holding Company, Ltd.	141,787	87,695
Chunghwa Picture Tubes, Ltd. *	63,000	8,029
Chunghwa Telecom Company, Ltd. *	78,603	145,917
CMC Magnetics Corp. *	52,000	13,352
Compal Communications, Inc.	307	418
Compal Electronics, Inc.	58,909	80,991
Coretronic Corp.	17,000	24,521
Delta Electronics, Inc.	27,475	85,460
D-Link Corp.	934	975
E.Sun Financial Holding Company, Ltd. *	26,903	11,130
Epistar Corp.	11,828	44,224
Eternal Chemical Company, Ltd.	11,198	11,775
EVA Airways Corp. *	13,601	5,944
Evergreen Marine Corp. *	22,000	12,215
Everlight Electronics Company, Ltd.	4,356	16,244
Far Eastern Department Stores Company, Ltd.	14,059	16,006
Far Eastern Textile, Ltd.	44,451	55,255
Far EasTone Telecommunications Company, Ltd.	18,927	22,532
Feng Hsin Iron & Steel Company, Ltd.	12,000	20,171
Firich Enterprises Company, Ltd.	387	1,004
First Financial Holding Company, Ltd.	73,816	45,505
Formosa Chemicals & Fibre Corp.	46,350	99,997
Formosa Petrochemical Corp.	18,990	48,734
Formosa Plastic Corp.	58,700	122,994
Formosa Taffeta Company, Ltd.	16,000	12,903
Foxconn Technology Company, Ltd.	6,674	25,679
Fubon Group Company, Ltd. *	74,000	90,165
Fuhwa Financial Holdings Company, Ltd.	121,060	88,233
HannStar Display Corp. *	85,449	22,044
High Tech Computer Corp.	10,321	117,463
Hon Hai Precision Industry Company, Ltd.	126,956	597,227
Hua Nan Financial Holdings Company, Ltd.	50,861	31,864
InnoLux Display Corp.	32,304	47,552
Inotera Memories, Inc. *	41,300	34,480
Inventec Appliances Corp.	488	520
Inventec Company, Ltd.	31,531	18,810
KGI Securities Company, Ltd.	44,000	25,908
Kinsus Interconnect Technology Corp.	4,422	11,761
Largan Precision Company, Ltd.	1,101	14,407
Lite-On Technology Corp.	24,243	36,253
Macronix International Company, Ltd.	36,847	20,920
MediaTek, Inc.	14,938	259,413
Mega Financial Holding Company, Ltd.	126,000	72,277
Mitac International	7,319	3,758
Mosel Vitelic, Inc. *	277	161
Motech Industries, Inc.	3,490	16,454
Nan Ya Plastics Corp.	75,520	136,732
Nan Ya Printed Circuit Board Corp.	3,140	11,937
Nanya Technology Corp. *	22,651	23,024
Novatek Microelectronics Corp., Ltd.	8,277	27,511
Pan-International Industrial Company, Ltd.	260	468
Phison Electronics Corp.	2,000	16,868
Pixart Imaging, Inc.	2,019	16,923
Polaris Securities Company, Ltd. *	18,150	10,721
Pou Chen Corp.	25,733	20,305
Powerchip Semiconductor Corp. *	21,613	2,663
Powertech Technology, Inc.	11,397	38,458
President Chain Store Corp.	10,224	24,288
Quanta Computer, Inc.	36,198	78,457
Realtek Semiconductor Corp.	8,112	23,809
Richtek Technology Corp.	1,155	11,723
Shin Kong Financial Holding Company, Ltd. *	108,250	44,625
Siliconware Precision Industries Company	45,426	61,026
Simplo Technology Company, Ltd.	5,000	29,476
SinoPac Holdings Company, Ltd. *	67,000	26,744
Synnex Technology International Corp.	12,287	26,540
Taishin Financial Holdings Company, Ltd. *	45,000	17,562
Taiwan Cellular Corp.	29,242	56,825
Taiwan Cement Corp.	46,005	48,659
Taiwan Cooperative Bank	52,600	32,874
Taiwan Fertilizer Company, Ltd.	11,000	38,908
Taiwan Glass Industrial Corp.	17,753	14,450
Taiwan Semiconductor Manufacturing Company, Ltd.	401,316	805,015
Tatung Company, Ltd. *	73,000	17,762
Teco Electric & Machinery Company, Ltd.	32,000	13,932
Transcend Information, Inc.	4,405	16,412
Tripod Technology Corp.	7,322	24,563
Tung Ho Steel Enterprise Corp.	12,849	13,845
U-Ming Marine Transport Corp.	9,000	18,187
Unimicron Technology Corp.	15,453	22,229
Uni-President Enterprises Corp.	52,658	64,591
United Microelectronics Corp. *	202,259	108,102
Vanguard International Semiconductor Corp.	17,254	8,628
Wafer Works Corp.	102	184
Walsin Lihwa Corp. *	25,000	9,285
Wan Hai Lines, Ltd. *	5,200	2,771
Wintek Corp. *	24,000	21,309
Wistron Corp.	27,596	53,297
WPG Holdings Company, Ltd.	16,000	27,618
Ya Hsin Industrial Company, Ltd. *	14,000	0
Yang Ming Marine Transport Corp.	25,500	9,619
Young Fast Optoelectronics Company, Ltd.	2,000	21,784
Yulon Motor Company, Ltd.	14,419	16,859
Zinwell Corp.	723	1,384

		5,697,878

Thailand - 0.30%
Advanced Info Service PCL	23,200	60,192

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
Bangkok Bank PCL, Foreign Shares	12,500	$43,702
Bangkok Bank PCL	9,000	12,994
Bangkok Expressway PCL	4,000	2,495
Bank of Ayudhya PCL, Foreign Shares	37,100	24,944
Banpu PCL	1,800	31,253
BEC World PCL	11,019	8,130
C.P. Seven Eleven PCL	44,605	33,179
Charoen Pokphand Foods PCL	48,700	16,652
IRPC PCL	97,700	12,835
Kasikornbank PCL - Foreign Shares	15,000	39,067
Kasikornbank PCL	8,100	20,581
Krung Thai Bank PCL	52,000	15,363
PTT Aromatics & Refining PCL	32,400	24,781
PTT Exploration & Production PCL	26,100	115,078
PTT PCL - Foreign Shares	17,900	132,076
Siam Cement PCL	6,600	47,134
Siam Commercial Bank PCL	19,648	51,124
Thai Oil PCL	13,200	16,926
Total Access Communication PCL	5,200	5,771

		714,277

Turkey - 0.35%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	893	3,046
Akbank AS	12,003	75,919
Aksigorta AS	2,477	8,572
Anadolu Efes Biracilik ve Malt Sanayii AS	4,942	55,372
Asya Katilim Bankasi AS *	10,118	23,428
Aygaz AS	898	3,376
BIM Birlesik Magazalar AS	797	36,948
Cimsa Cimento Sanayi ve Ticaret AS	485	2,444
Dogan Sirketler Grubu Holdings AS	16,089	11,091
Enka Insaat ve Sanayi AS	11,896	54,716
Eregli Demir ve Celik Fabrikalari *	13,930	41,774
HACI Omer Sabanci Holdings, AS	6,033	23,210
Is Gayrimenkul Yatirim Ortakligi AS	3,116	3,435
KOC Holdings AS *	11,730	34,508
Tupras Turkiye Petrol Rafine AS	1,639	32,453
Turk Sise ve Cam Fabrikalari AS *	7,327	9,170
Turk Telekomunikasyon AS	5,769	17,559
Turkcell Iletisim Hizmetleri AS	12,599	88,661
Turkiye Garanti Bankasi AS	35,281	149,857
Turkiye Halk Bankasi AS	6,636	52,838
Turkiye Is Bankasi AS	17,001	71,654
Turkiye Vakiflar Bankasi Tao *	7,301	20,651
Ulker Gida Sanayi ve Ticaret AS	1,254	2,961
Yapi ve Kredi Bankasi AS *	9,223	20,241

		843,884

United Kingdom - 12.93%
3i Group PLC *	11,795	53,320
Admiral Group PLC	2,851	54,386
AMEC PLC	4,371	55,484
Anglo American PLC *	20,729	897,127
Antofagasta PLC	4,639	73,556
Associated British Foods PLC	6,240	82,809
AstraZeneca Group PLC	22,908	1,076,381
Astro All Asia Networks PLC, GDR	9,300	8,116
Autonomy Corp. PLC *	3,034	73,975
Aviva PLC	40,929	259,215
BAE Systems PLC	54,841	316,039
Barclays PLC	174,646	769,609
BG Group PLC	53,078	950,509
BHP Billiton PLC	34,865	1,113,683
BICC PLC	7,728	32,114
BP PLC	297,562	2,877,777
British Airways PLC *	3,159	9,424
British American Tobacco PLC	32,559	1,056,234
British Land Company PLC	12,520	95,971
British Sky Broadcasting Group PLC	18,003	162,175
BT Group PLC	121,836	263,802
Bunzl PLC	4,340	47,050
Burberry Group PLC	5,361	51,399
Cable & Wireless PLC	34,690	78,346
Cadbury PLC	21,425	275,701
Cairn Energy PLC *	23,810	126,888
Capita Group PLC	9,104	109,811
Carnival PLC *	2,878	98,280
Carphone Warehouse Group PLC	3,727	11,234
Cattles PLC *	175	0
Centrica PLC	79,407	358,629
Cobham PLC	12,018	48,443
Compass Group PLC	26,677	190,534
Diageo PLC	39,322	685,751
Drax Group PLC	3,771	25,244
Eurasian Natural Resources Corp.	3,511	51,785
F&C Asset Management PLC	1,000	1,217
FirstGroup PLC	5,862	39,991
Fresnillo PLC	2,849	35,916
G4S PLC	22,271	93,077
GKN PLC *	1,000	1,863
GlaxoSmithKline PLC	82,215	1,741,574
Hammerson PLC	7,721	52,433
Home Retail Group PLC	12,392	56,488
HSBC Holdings PLC	283,291	3,233,011
ICAP PLC	5,709	39,564
Imperial Tobacco Group PLC	15,917	501,627
Inmarsat PLC	7,073	78,620
Intercontinental Hotels Group PLC	3,059	43,775
International Power PLC	22,351	110,588
Invensys PLC	9,591	45,951
Investec PLC	3,530	24,198
J Sainsbury PLC	19,441	101,082
Johnson Matthey PLC	3,753	92,698
Kazakhmys PLC *	1,787	37,390
Kingfisher PLC	35,623	130,583
Ladbrokes PLC	173	381
Land Securities Group PLC	11,075	121,374
Legal & General Group PLC	86,067	110,762
Liberty International PLC	4,772	39,299
Lloyds TSB Group PLC *	592,658	475,782
London Stock Exchange Group PLC	2,995	34,653
Lonmin PLC, ADR *	2,812	87,301

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Man Group PLC, ADR	25,351	$124,703
Marks & Spencer Group PLC	23,736	153,984
National Express Group PLC	1,666	5,116
National Grid PLC	38,401	419,765
Next Group PLC	3,410	113,689
Old Mutual PLC *	74,974	130,918
Pearson PLC	12,058	173,341
Pharmstandard *	641	13,134
PIK Group, GDR *	11,522	46,940
Prudential PLC	39,138	398,701
Randgold Resources, Ltd.	1,219	96,857
Reckitt Benckiser PLC	9,584	519,240
Reed Elsevier PLC	16,874	138,565
Resolution, Ltd. *	23,499	33,928
Rexam PLC	12,743	59,537
Rio Tinto PLC	21,640	1,166,317
Rolls-Royce Group PLC *	28,257	220,514
Rosneft Oil Company	22,898	192,667
Royal & Sun Alliance PLC	50,514	98,284
Royal Bank of Scotland Group PLC *	260,783	122,319
SABMiller PLC	14,070	412,596
Schroders PLC	2,419	51,635
Scottish & Southern Energy PLC	14,495	270,872
Segro PLC	10,219	56,408
Serco Group PLC	6,810	57,896
Severn Trent PLC	2,147	37,505
Smith & Nephew PLC	12,677	130,169
Smiths Group PLC	5,561	90,992
Standard Chartered PLC	29,852	747,571
Standard Life PLC	31,581	109,586
Tesco PLC	124,092	852,613
The Sage Group PLC	23,422	83,154
Thomas Cook Group PLC	4,661	17,310
Tomkins PLC	11,231	34,673
TUI Travel PLC	6,822	28,078
Tullow Oil PLC	12,722	265,304
Unilever PLC	20,406	653,180
United Utilities Group PLC	9,411	74,879
Vedanta Resources PLC	2,522	104,237
Vodafone Group PLC	983,493	2,277,475
Whitbread PLC	2,697	60,656
William Morrison Supermarket PLC	31,907	142,250
Wolseley PLC *	4,292	85,862
WPP PLC, SADR	18,914	184,693

		30,830,112

United States - 0.05%
Synthes AG	884	115,776

TOTAL COMMON STOCKS (Cost $167,440,324)		$224,166,310

PREFERRED STOCKS - 2.40%

Brazil - 2.08%
Banco Bradesco SA	25,050	542,142
Banco do Estado do Rio Grande do Sul SA (i)	1,426	11,900
Bradespar SA	3,100	67,589
Brasil Telecom SA *	4,873	47,291
Braskem SA, Class A *	900	7,357
Centrais Eletricas Brasileiras SA, Class B	2,900	53,897
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Class A	1,121	42,064
Companhia de Bebidas das Americas, ADR	100	10,109
Companhia de Bebidas das Americas	2,573	259,842
Companhia de Transmissao de Energia Eletrica Paulista	1,010	29,705
Companhia Energetica de Minas Gerais	4,995	90,473
Companhia Energetica de Sao Paulo, Class B	2,512	34,418
Companhia Paranaense de Energia, Class B	1,100	23,547
Eletropaulo Metropolitana SA, Class B	1,063	20,918
Fertilizantes Fosfatados SA *	1,400	13,183
Gerdau SA	11,100	188,847
Gol Linhas Aereas Inteligentes SA *	900	13,798
Investimentos Itau SA	39,567	266,396
Itau Unibanco Holding SA	32,231	729,407
Klabin SA (i)	5,000	15,010
Lojas Americanas SA	4,400	38,823
Metalurgica Gerdau SA (i)	4,400	87,233
Net Servicos de Comunicacao SA *	2,166	29,521
Petroleo Brasileiro SA	51,400	1,089,622
Suzano Papel e Celulose SA	3,100	36,100
Tele Norte Leste Participacoes SA	3,600	77,127
Telemar Norte Leste SA, Class A (i)	1,300	46,056
Tim Participacoes SA	12,229	36,375
Usinas Siderurgicas de Minas Gerais SA, Class A (i)	3,725	104,836
Vale SA, Class A	34,868	863,512
Vivo Participacoes SA	2,841	88,339

		4,965,437

Germany - 0.20%
Bayerische Motoren Werke (BMW) AG (i)	607	19,966
Henkel AG & Company KGaA (i)	2,719	141,558
Porsche Automobil Holding SE	1,329	83,474
RWE AG (i)	726	64,776
Volkswagen AG (i)	1,794	168,635

		478,409

Malaysia - 0.00%
Malaysian Airline System BHD *	1,400	282

Russia - 0.04%
Surgutneftegaz SADR (i)	17,404	83,539

South Korea - 0.08%
Hyundai Motor Company, Ltd. (i)	660	24,240
LG Electronics, Inc. (i)	220	9,414
Samsung Electronics Company, Ltd. (i)	350	158,171

		191,825

TOTAL PREFERRED STOCKS (Cost $3,335,081)		$5,719,492

WARRANTS - 0.00%

France - 0.00%
Fonciere Des Regions
(Expiration Date 12/31/2010, Strike
Price: EUR 65.00) *	455	384

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

WARRANTS (continued)

Italy - 0.00%
Mediobanca SpA (Expiration Date 03/18/2011, Strike Price: EUR 9.00) *	6,593	$1,635
UBI Banca SCPA (Expiration Date 06/30/2011, Strike Price: EUR 12.30) *	75,551	5,318

		6,953
Malaysia - 0.00%
IJM Land Berhad (Expiration Date 09/11/2013, Strike Price: MYR 1.35) *	1,130	455
Singapore - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date 07/23/2012, Strike Price: SGD 0.54) *	12,343	1,230

TOTAL WARRANTS (Cost $157)		$9,022

RIGHTS - 0.00%

Belgium - 0.00%
Fortis Group SA (Expiration Date 07/04/2014) *	46,244	0

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date 01/29/2010, Strike Price: JPY 1.00) *	4,466	1,230

TOTAL RIGHTS (Cost $0)		$1,230

SECURITIES LENDING COLLATERAL - 1.04%

United States - 1.04%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	247,675	2,479,099

TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,479,203)		$2,479,099

SHORT TERM INVESTMENTS - 0.49%
AIM Short-Term Investment Trust, STIC Prime Portfolio,
Institutional Class, 0.12%	$1,164,846	$1,164,846

TOTAL SHORT TERM INVESTMENTS
(Cost $1,164,846)		$1,164,846

Total Investments (International Equity Index Trust A) (Cost $174,419,611) - 97.94%		$233,539,999
Other assets and liabilities, net - 2.06%		4,912,402

TOTAL NET ASSETS - 100.00%		$238,452,401

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.43%

International Oil	5.31%

Telecommunications Equipment & Services	4.71%

Mining	4.44%

Financial Services	4.27%

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 92.98%

Australia - 5.44%
AGL Energy, Ltd.	12,076	$151,904
Alumina, Ltd. *	12,878	21,147
Amcor, Ltd.	35,096	195,520
AMP, Ltd.	47,698	287,270
Aristocrat Leisure, Ltd.	6,039	21,556
Arrow Energy NL *	13,682	50,649
Asciano Group *	35,248	56,907
Australia and New Zealand Banking Group, Ltd.	56,481	1,149,151
Australian Stock Exchange, Ltd.	2,928	91,192
Axa Asia Pacific Holdings, Ltd.	24,283	142,879
Bendigo and Adelaide Bank, Ltd.	7,510	65,839
BHP Billiton, Ltd.	76,976	2,947,701
Billabong International, Ltd.	4,229	41,114
Bluescope Steel, Ltd.	38,107	105,153
Boral, Ltd. (a)	11,442	60,463
Brambles, Ltd.	34,567	209,401
Caltex Australia, Ltd. *	2,363	19,608
Centro Properties Group, Ltd. *	26,179	6,630
Centro Retail Group	40,025	5,848
CFS Gandel Retail Trust	51,396	87,045
Coca-Cola Amatil, Ltd.	9,922	102,244
Cochlear, Ltd.	902	55,698
Commonwealth Bank of Australia, Ltd. (a)	34,518	1,683,173
Computershare, Ltd.	7,493	76,404
Crown, Ltd.	6,963	49,852
CSL, Ltd.	13,772	400,656
CSR, Ltd.	14,987	24,105
Dexus Property Group, REIT	65,343	49,340
Energy Resources of Australia, Ltd.	1,646	35,204
Fortescue Metals Group, Ltd. *	35,701	140,598
Foster’s Group, Ltd.	49,294	242,568
General Property Trust, Ltd.	141,174	75,818
Goodman Fielder, Ltd.	12,944	18,841
Harvey Norman Holding, Ltd.	6,970	26,172
Incitec Pivot, Ltd.	32,739	103,753
James Hardie Industries, Ltd. *	8,535	64,353
John Fairfax Holdings, Ltd. (a)	28,706	44,277
Leighton Holdings, Ltd.	2,104	71,092
Lend Lease Corp.	6,315	57,545
Macquarie Airports, Ltd.	15,711	42,422
Macquarie Group, Ltd. (a)	8,878	380,098
Macquarie Infrastructure Group	30,478	36,320
Metcash, Ltd.	10,625	42,528
Mirvac Group, Ltd.	19,007	26,442
National Australia Bank, Ltd.	48,667	1,184,223
Newcrest Mining, Ltd.	11,310	354,464
NRMA Insurance Group, Ltd.	47,431	169,894
Nufarm, Ltd.	3,864	37,750
OneSteel, Ltd.	13,000	38,674
Orica, Ltd.	9,241	214,194
Origin Energy, Ltd.	21,341	320,388
Oxiana, Ltd. *	49,661	51,928
Paladin Resources, Ltd. *	13,414	49,782
Qantas Airways, Ltd.	28,030	74,497
QBE Insurance Group, Ltd.	23,440	535,007

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Rio Tinto, Ltd.	10,531	$696,792
Santos, Ltd.	19,956	251,284
Sims Group, Ltd.	2,343	45,864
Sonic Healthcare, Ltd.	6,727	92,646
Stockland Company, Ltd.	54,372	191,073
Suncorp-Metway, Ltd.	34,624	267,354
TABCORP Holdings, Ltd.	13,195	81,822
Tattersall’s, Ltd.	18,240	39,789
Telstra Corp., Ltd.	101,554	311,219
Toll Holdings, Ltd.	18,905	147,323
Transurban Group, Ltd. *	22,941	113,644
Virgin Blue Holdings, Ltd. *	16,809	8,796
Wesfarmers, Ltd.	1,725	47,960
Wesfarmers, Ltd.	21,848	607,433
Westfield Group	43,897	489,552
Westpac Banking Corp.	71,215	1,602,994
Woodside Petroleum, Ltd.	12,595	529,363
Woolworths, Ltd.	28,469	713,096
WorleyParsons, Ltd.	2,300	59,580

		18,894,865

Austria - 0.22%
Erste Bank der Oesterreichischen Sparkassen AG	3,923	145,414
Immoeast Immobilien Anlagen AG *	9,682	53,079
Oesterreichische Elektrizitaets AG, Class A	2,067	87,635
OMV AG	3,353	146,833
Raiffeisen International Bank Holding AG (a)	1,162	65,771
Telekom Austria AG	8,595	122,716
Voestalpine AG	3,174	115,739
Wiener Staedtische Allgemeine Versicherung AG	771	39,590

		776,777

Belgium - 0.68%
Anheuser-Busch InBev NV	16,399	847,240
Anheuser-Busch InBev NV *	7,944	57
Belgacom SA	3,375	121,736
Colruyt SA	303	73,057
Compagnie Nationale A Portefeuille, ADR	640	34,131
Delhaize Group	2,427	185,891
Dexia SA *	11,474	72,177
Fortis Group SA *	50,631	187,581
Fortis *	24,938	71
Groupe Bruxelles Lambert SA	1,968	185,207
KBC Ancora, ADR *	3,290	76,510
KBC Bancassurance Holding NV *	3,626	157,027
Mobistar SA	890	60,863
Solvay SA	1,495	161,171
UCB SA	2,618	109,632
Umicore	2,468	82,184

		2,354,535

Bermuda - 0.08%
China Yurun Food Group, Ltd	35,000	103,288
Chinese Estates Holdings, Ltd.	8,425	14,324
SeaDrill, Ltd., GDR	6,250	158,315

		275,927

Brazil - 1.62%
All America Latina Logistica SA	7,500	69,551
B2W Companhia Global Do Varejo	779	21,194
Banco do Brasil SA	6,700	112,979
BM&F BOVESPA SA	26,644	185,172
BR Malls Participacoes SA *	3,055	37,283
Brasil Telecom SA, ADR *	588	17,128
Brasil Telecom SA *	808	12,767
Brasil Telecom SA *	333	5,325
Braskem SA, SADR * (a)	1,584	25,993
Centrais Eletricas Brasileiras SA, ADR, Class B * (a)	1,429	26,722
Centrais Eletricas Brasileiras SA, ADR *	2,381	50,215
Centrais Eletricas Brasileiras SA *	6,700	141,129
Cia de Concessoes Rodoviarias, ADR	2,100	47,864
Cia de Saneamento Basico do Estado de Sao Paulo *	1,990	39,022
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	314	23,588
Companhia Siderurgica Nacional SA	9,700	310,751
Companhia Vale do Rio Doce	34,200	991,089
Cosan SA Industria e Comercio *	3,511	51,184
CPFL Energia SA	2,200	45,050
Cyrela Brazil Realty SA	4,000	55,438
Diagnosticos da America SA *	1,100	35,710
EDP - Energias do Brasil SA	2,900	55,541
Empresa Brasileira de Aeronautica SA, ADR *	1,026	22,685
Empresa Brasileira de Aeronautica SA *	10,800	59,653
Fibria Celulose SA *	1,562	35,676
Gafisa SA	2,637	42,756
Gerdau SA	2,642	33,268
Global Village Telecom Holding SA *	3,876	124,134
Hypermarcas SA *	1,554	35,669
JBS SA	15,473	82,011
Localiza Rent A Car SA	2,811	31,025
Lojas Renner SA	2,800	62,433
Marfrig Frigorificos e Comercio de Alimentos SA *	4,457	48,633
MRV Engenharia e Participacoes SA	6,501	51,895
Natura Cosmeticos SA	2,300	47,931
OGX Petroleo e Gas Participacoes SA	30,000	293,264
PDG Realty SA Empreendimentos e Participacoes	6,382	62,627
Perdigao SA *	2,160	56,530
Petroleo Brasileiro SA	53,900	1,287,860
Porto Seguro SA *	4,419	50,822
Redecard SA	7,084	116,729
Rossi Residencial SA	3,875	33,436
Souza Cruz SA	1,400	46,093
Tele Norte Leste Participacoes SA, ADR	2,994	64,131
Tele Norte Leste Participacoes SA	2,500	63,647
Tractebel Energia SA	6,200	76,007
Ultrapar Participacoes SA	1,500	69,871
Usinas Siderurgicas de Minas Gerais SA, SADR	2,431	70,572
Usinas Siderurgicas de Minas Gerais SA	2,200	62,837
Vivo Participacoes SA	322	9,982
Votorantim Celulose e Papel SA *	8,190	186,604

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Weg SA	4,600	$48,223

		5,637,699

Bulgaria - 0.00%
BGP Holdings PLC *	141,174	0

Canada - 6.94%
Agnico-Eagle Mines, Ltd.	3,613	196,636
Agrium, Inc.	3,461	216,492
Alimentation Couche Tard, Inc.	4,300	85,601
ARC Energy Trust	2,700	51,478
Bank of Montreal	12,209	651,979
Bank of Nova Scotia	22,548	1,061,158
Barrick Gold Corp.	19,930	790,073
BCE, Inc.	6,373	176,715
Biovail Corp.	4,450	62,462
Bombardier, Inc.	34,838	159,891
Brookfield Asset Management, Inc.	10,851	242,678
Brookfield Properties Corp.	6,634	81,193
CAE, Inc.	7,016	58,833
Cameco Corp.	8,666	281,147
Canadian Imperial Bank of Commerce	8,630	562,351
Canadian National Railway Company	10,598	581,048
Canadian Natural Resources, Ltd.	12,322	895,417
Canadian Oil Sands Trust	5,700	163,013
Canadian Pacific Railway, Ltd.	3,974	215,790
Canadian Tire Corp., Ltd.	1,954	107,429
Canadian Utilities, Ltd.	2,100	87,847
Cenovus Energy, Inc.	18,064	457,710
CGI Group, Inc. *	6,976	94,983
CI Financial Corp.	4,133	86,940
Crescent Point Energy Corp.	1,400	52,862
Eldorado Gold Corp. *	9,100	129,820
Empire Company, Ltd.	800	36,487
Enbridge, Inc.	7,876	366,219
EnCana Corp.	18,064	589,151
Enerplus Resources Fund	4,100	94,909
Ensign Energy Services, Inc.	3,400	48,764
Fairfax Financial Holdings, Ltd.	359	140,737
Finning International, Inc.	4,338	69,186
First Quantum Minerals, Ltd.	2,100	161,157
Fortis, Inc.	3,500	95,979
Franco-Nevada Corp.	2,200	59,110
Genworth MI Canada, Inc.	1,200	31,094
George Weston, Ltd.	1,336	85,486
Gerdau Ameristeel Corp.	4,100	34,145
Gildan Activewear, Inc. *	3,600	88,464
Goldcorp, Inc.	16,556	654,578
Great-West Lifeco, Inc.	6,776	174,154
Groupe Aeroplan, Inc.	5,536	57,644
Husky Energy, Inc.	6,052	174,063
IAMGOLD Corp. *	8,000	126,290
IGM Financial, Inc.	2,896	117,435
Imperial Oil, Ltd.	6,803	264,483
Industrial Alliance Insurance and Financial Services, Inc.	2,000	61,577
Inmet Mining Corp.	1,200	73,181
Intact Financial Corp.	2,100	74,595
Ivanhoe Mines, Ltd. *	7,500	111,225
Jazz Air Income Fund *	481	2,019
Kinross Gold Corp.	16,090	298,000
Loblaw Companies, Ltd.	2,737	88,664
Magna International, Inc.	2,643	134,595
Manulife Financial Corp.	36,824	680,602
MDS, Inc. *	1,600	12,530
Metro, Inc.	2,700	101,252
National Bank of Canada	3,768	217,033
Nexen, Inc.	10,364	249,921
Niko Resources, Ltd.	900	84,678
Onex Corp.	2,532	57,136
Open Text Corp. *	1,300	53,089
Pan American Silver Corp. *	2,100	50,319
Penn West Energy Trust	8,913	158,088
Petrobank Energy & Resources, Ltd. *	2,000	97,930
Potash Corp. of Saskatchewan, Inc.	6,911	755,892
Power Corp. of Canada	7,617	212,739
Power Financial Corp.	5,322	158,156
Precision Drilling Trust, ADR *	1,714	12,537
Progress Energy Resources Corp.	5,100	69,001
Provident Energy Trust	6,100	41,295
QLT, Inc. *	230	1,150
Research In Motion, Ltd. *	12,300	835,367
RioCan Real Estate Investment Trust	2,900	55,041
Ritchie Bros. Auctioneers, Inc.	2,600	58,894
Rogers Communications, Inc., Class B	11,142	348,264
Royal Bank of Canada	32,176	1,735,169
Saputo, Inc.	3,600	105,847
Shaw Communications, Inc.	8,302	172,017
Sherritt International Corp.	6,300	39,576
Shoppers Drug Mart Corp. (a)	4,556	197,818
Silver Wheaton Corp. *	7,100	107,805
Sino-Forest Corp. *	4,100	75,975
SNC-Lavalin Group, Inc.	3,613	186,514
Sun Life Financial, Inc.	12,552	363,052
Suncor Energy, Inc.	35,373	1,258,526
Talisman Energy, Inc.	22,926	431,623
Teck Cominco, Ltd. *	11,314	398,319
Telus Corp.	1,800	58,706
Telus Corp.	3,544	110,978
Thomson Corp.	8,611	279,527
Tim Hortons, Inc.	4,200	129,030
TMX Group, Inc.	1,924	60,948
Toronto Dominion Bank Ontario (a)	19,500	1,229,832
TransAlta Corp.	4,921	110,480
Trans-Canada Corp.	14,350	496,559
Trican Well Service, Ltd.	3,800	51,086
Vermilion Energy Trust	900	27,899
Viterra, Inc. *	5,600	52,849
Yamana Gold, Inc.	16,938	194,345
Yellow Pages Income Fund	7,800	40,124

		24,090,455

Cayman Islands - 0.05%
China Dongxiang Group Company	87,500	67,325

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cayman Islands (continued)
China High Speed Transmission Equipment Group Company, Ltd.	37,000	$89,559
Hopewell Highway Infrastructure, Ltd.	1,736	1,058

		157,942

Chile - 0.33%
Banco Santander Chile SA, ADR	3,349	216,948
Banco Santander SA	3,396	56,138
Centros Comerciales Sudamericanos SA, ADR (a)(j)	3,901	198,069
Cia Cervecerias Unidas SA, ADR (a)	1,534	59,857
Corpbanca SA, SADR	1,100	46,640
Embotelladora Andina SA, ADR, Series A	1,498	25,391
Embotelladora Andina SA, ADR, Series B	2,000	40,800
Empresa Nacional de Electricidad SA, ADR	2,350	118,134
Enersis SA, SADR	5,590	127,787
Inversiones Aguas Metropolitanas SA, ADR (j)	2,075	49,824
Lan Airlines SA, SADR (a)	5,840	97,353
Madeco SA, SADR	1,566	9,631
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares	1,829	68,716
Vina Concha Y Toro SA, ADR	908	37,782

		1,153,070

China - 2.57%
Air China, Ltd., Class H *	128,534	99,249
Aluminum Corp. of China, Ltd. *	81,220	88,756
Angang New Steel Company, Ltd., Class H	51,547	112,441
Anhui Conch Cement Company, Ltd., Class H	8,930	57,089
Bank of China, Ltd.	1,384,079	741,050
Bank of Communications Company, Ltd., Class H	123,121	141,761
Beijing Capital International Airport Company, Ltd., Class H *	74,789	49,162
Beijing Datang Power Generation Company, Ltd., Class H	142,864	61,209
BYD Company, Ltd., Class H *	10,705	93,442
Chaoda Modern Agriculture Holdings, Ltd.	88,940	94,605
China BlueChemical, Ltd.	70,000	42,716
China CITIC Bank	127,000	107,440
China Coal Energy Company, Series H	91,000	164,553
China Communications Construction Company, Ltd.	90,800	86,243
China Communications Services Corp., Ltd., Class H	72,000	35,213
China Construction Bank Corp.	1,088,382	926,412
China COSCO Holdings Company, Ltd.	50,796	61,794
China Life Insurance Company, Ltd.	180,624	885,006
China Merchants Bank Company, Ltd.	132,470	343,653
China National Building Material Company, Ltd.	24,000	48,876
China Oilfield Services, Ltd., Series H	70,000	83,401
China Petroleum & Chemical Corp., Class H	377,970	334,215
China Railway Construction Corp. - Hong Kong Exchange	71,500	90,974
China Railway Group, Ltd. *	75,000	58,133
China Shenhua Energy Company, Ltd.	80,000	386,792
China Shipping Container Lines Company, Ltd. *	202,473	72,263
China Shipping Development Company, Ltd., Class H	56,432	84,386
China Telecom Corp., Ltd.	301,604	124,793
Country Garden Holdings Company, Ltd.	119,502	44,103
Dongfeng Motor Group Company, Ltd.	51,220	72,905
Foxconn International Holdings, Ltd. *	18,000	20,676
Guangdong Investment, Ltd.	115,220	67,081
Guangzhou R&F Properties Company, Ltd., Class H	18,800	32,916
Huaneng Power International, Inc., Class H	125,436	70,563
Industrial & Commercial Bank of China, Ltd.	1,008,400	827,549
Jiangsu Expressway, Ltd.	49,145	43,721
Jiangxi Copper Company, Ltd., Class H	24,075	56,239
Lenovo Group, Ltd.	81,436	50,520
Li Ning Company, Ltd.	31,751	120,171
Maanshan Iron & Steel Company, Ltd. *	94,075	67,841
PetroChina Company, Ltd., Class H	512,261	610,304
PICC Property & Casualty Company, Ltd., Class H *	111,220	99,315
Shanghai Electric Group Company, Ltd.	146,864	67,835
Shui On Land, Ltd.	102,300	60,084
Sinopec Shanghai Petrochemical Company, Ltd., Class H *	127,934	50,246
Tencent Holdings, Ltd.	20,000	431,560
Tingyi Cayman Islands Holding Corp.	32,000	79,204
Tsingtao Brewery Company, Ltd., Series H	14,000	77,472
Want Want China Holdings, Ltd.	79,000	55,099
Weichai Power Company, Ltd.	10,200	81,907
Xinao Gas Holdings, Ltd., GDR	18,000	45,977
Yanzhou Coal Mining Company, Ltd., Class H	35,990	78,743
Zhejiang Expressway Company, Ltd., Class H	67,718	62,244
Zijin Mining Group, Ltd.	82,411	77,986
ZTE Corp., Class H	14,326	87,894

		8,915,782

Colombia - 0.15%

BanColombia SA, ADR (a)	11,327	515,492
Czech Republic - 0.10%
CEZ AS	3,639	170,707
Komercni Banka AS	434	92,517
Telefonica Czech Republic AS	3,091	70,271

		333,495
Denmark - 0.61%
A P Moller Maersk AS, Series A	15	101,119
A P Moller Maersk AS	25	174,818
Carlsberg AS, B Shares	2,648	195,413
Coloplast AS	741	67,346
Danske Bank AS *	10,302	234,566
DSV AS, ADR *	5,570	99,928
H. Lundbeck AS	1,500	27,302
Novo Nordisk AS	10,610	678,857
Novozymes AS, B Shares	1,186	122,976
Topdanmark AS *	272	36,830
TrygVesta AS	800	52,809
Vestas Wind Systems AS *	4,989	305,263
William Demant Holdings AS *	418	31,498

		2,128,725

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Egypt - 0.10%
Commercial International Bank	6,529	$64,931
Egypt Kuwait Holding Company	14,352	28,526
Egyptian Company for Mobile Services	919	40,385
Egyptian Financial Group-Hermes Holding	4,582	20,776
EL EZZ Aldekhela Steel Alexandria	72	9,717
EL EZZ Steel Company	2,373	7,311
ElSwedy Cables Holding Company	1,884	23,349
Orascom Construction Industries	1,751	78,105
Orascom Telecom Holding SAE	8,254	37,573
Sidi Kerir Petrochemicals Company	9,345	17,688
Telecom Egypt	8,967	29,876

		358,237

Finland - 0.80%
Elisa Oyj, Class A	2,753	62,894
Fortum Corp. Oyj	11,013	298,353
Kesko Oyj	1,931	63,690
Kone Corp. Oyj	3,916	167,370
Metso Oyj	2,773	97,496
Neste Oil Oyj	3,830	67,925
Nokia AB Oyj	87,256	1,120,178
Nokian Renkaat Oyj (a)	2,210	53,621
Orion Oyj, Series B	2,762	59,473
Outokumpu Oyj	3,813	71,697
Pohjola Bank PLC	2,640	28,569
Rautaruukki Oyj	2,619	60,134
Sampo Oyj, Class A	10,470	254,103
Sanoma WSOY Oyj	1,560	35,008
Stora Enso Oyj, Series R *	15,153	106,214
UPM-Kymmene Oyj	12,901	153,430
Wartsila Oyj Corp.	2,331	93,180

		2,793,335

France - 6.83%
Accor SA	3,317	180,192
Aeroports de Paris	664	53,410
Air France KLM *	1,926	30,030
Air Liquide SA	5,679	670,368
Alcatel-Lucent *	48,795	163,422
Alstom SA	4,718	327,799
Atos Origin SA *	1,154	52,543
AXA Group SA	38,629	913,585
BNP Paribas SA	21,674	1,710,374
Bouygues SA	5,246	273,587
Bureau Veritas SA	600	31,080
Cap Gemini SA	2,901	131,402
Carrefour SA	14,514	697,825
Casino Guichard-Perrachon SA	856	76,715
Christian Dior SA	1,616	166,095
Cie Generale de Geophysique-Veritas *	3,169	67,591
CNP Assurances SA	702	67,967
Compagnie de Saint-Gobain SA	8,508	456,689
Compagnie Generale des Etablissements Michelin, Class B	3,222	247,145
Credit Agricole SA	20,620	359,482
Dassault Systemes SA	1,217	69,271
Eiffage SA	762	43,052
Electricite de France (a)	5,536	329,422
Eramet	71	22,110
Essilor International SA	4,395	261,650
Eurazeo	241	16,818
European Aeronautic Defence &Space Company	9,459	188,949
Eutelsat Communications	1,618	51,911
Fonciere Des Regions	505	51,646
France Telecom SA	42,619	1,064,086
GDF Suez	28,114	1,219,691
GDF Suez *	3,381	5
Gecina SA	188	20,348
Groupe DANONE	12,480	760,023
Hermes International SA	1,244	165,473
ICADE	337	32,050
Iliad SA	282	33,596
Imerys SA	560	33,307
JC Decaux SA *	827	20,051
Klepierre SA	2,104	85,590
Lafarge SA	4,812	395,722
Lagardere SCA	2,403	96,963
Legrand SA, ADR	1,934	53,929
L’Oreal SA	5,372	596,426
LVMH Moet Hennessy SA	5,467	613,847
M6-Metropole Television	1,073	27,453
Natixis *	13,752	68,458
Neopost SA	620	51,225
PagesJaunes Groupe SA (a)	1,671	18,602
Pernod-Ricard SA	4,354	373,727
PPR SA	1,611	193,044
PSA Peugeot Citroen SA *	3,000	100,502
Publicis Groupe SA	2,591	105,109
Renault Regie Nationale SA *	3,943	200,781
Safran SA	3,842	74,744
Sanofi-Aventis SA	24,090	1,888,336
Schneider Electric SA	5,593	647,959
SCOR SE	3,545	88,547
Societe BIC SA	433	29,969
Societe Des Autoroutes Paris-Rhin-Rhone *	378	28,955
Societe Generale	14,605	1,010,556
Societe Television Francaise 1	2,128	39,298
Sodexho	1,964	112,174
Suez Environnement SA	5,606	129,508
Suez SA *	310	13,195
Technip SA	2,156	151,079
Thales SA	1,824	93,472
Total SA	48,459	3,105,328
Unibail-Rodamco SE, REIT	1,809	398,230
Valeo SA *	140	4,868
Vallourec SA	1,221	222,082
Veolia Environnement SA	8,292	272,658
Vinci SA	10,050	562,901
Vivendi SA	27,747	819,138

		23,735,135

Germany - 5.32%
Adidas-Salomon AG	4,772	257,648

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Allianz SE	10,698	$1,331,611
BASF SE	21,839	1,354,596
Bayer AG	19,223	1,536,401
Bayerische Motoren Werke (BMW) AG	7,810	355,055
Beiersdorf AG	2,228	146,428
Celesio AG	1,332	33,842
Commerzbank AG * (a)	17,830	149,491
Daimler AG	21,364	1,141,414
Deutsche Bank AG	13,218	931,641
Deutsche Boerse AG	4,598	382,284
Deutsche Lufthansa AG	6,027	101,184
Deutsche Post AG	19,854	382,015
Deutsche Postbank AG *	2,466	80,579
Deutsche Telekom AG	66,798	986,540
E.ON AG	43,495	1,815,815
Fraport AG, ADR	836	43,484
Fresenius AG	362	22,534
Fresenius Medical Care AG	4,523	239,485
Fresenius SE	2,077	148,437
GEA Group AG	4,283	95,356
Hannover Rueckversicherung AG *	1,731	81,252
Henkel AG & Company KGaA	3,402	151,931
Hochtief AG	1,184	90,480
Infineon Technologies AG *	29,103	160,665
K&S AG	4,104	235,911
Linde AG	3,490	420,074
MAN SE	2,632	204,989
Merck KGaA	1,586	148,241
Metro AG	2,895	176,460
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	4,474	697,438
Puma AG	78	25,833
Qiagen AG *	5,180	115,712
RWE AG	10,121	983,534
Salzgitter AG	1,027	100,389
SAP AG	20,754	978,841
Siemens AG	18,824	1,726,593
Solarworld AG (a)	2,273	49,810
Suedzucker AG	2,022	41,981
Thyssen Krupp AG	8,580	323,139
TUI AG * (a)	2,454	20,471
United Internet AG *	1,746	23,090
Volkswagen AG	1,028	113,717
Wacker Chemie AG	444	77,439

		18,483,830

Greece - 0.32%
Alpha Bank A.E. *	7,958	92,066
Bank of Cyprus PCL	13,387	93,313
Bank of Piraeus SA *	6,558	74,829
Coca-Cola Hellenic Bottling Company SA	3,310	75,408
EFG Eurobank Ergas SA *	6,561	72,765
Hellenic Petroleum SA	3,350	37,227
Hellenic Telecommunications Organization SA	5,650	82,724
Marfin Financial Group SA Holdings *	26,932	76,600
National Bank of Greece SA *	11,104	283,142
OPAP SA	4,860	106,396
Public Power Corp. SA *	4,490	82,871
Titan Cement Company SA	1,790	51,851

		1,129,192

Hong Kong - 2.78%
Agile Property Holdings, Ltd.	30,789	44,712
Alibaba.com, Ltd. *	48,600	111,960
ASM Pacific Technology, Ltd.	414	3,891
Bank of East Asia, Ltd.	29,091	114,590
Beijing Enterprises Holdings, Ltd.	15,286	109,904
Belle International Holdings, Ltd., GDR	89,978	103,937
BOC Hong Kong Holdings, Ltd.	67,828	153,242
Cathay Pacific Airways, Ltd. *	16,782	31,528
Cheung Kong Holdings, Ltd.	32,849	422,926
Cheung Kong Infrastructure Holdings, Ltd.	9,772	37,090
China Agri-Industries Holdings, Ltd.	67,216	87,183
China Everbright, Ltd.	34,216	83,944
China Insurance International Holdings Company, Ltd. *	34,000	109,000
China Mengniu Dairy Company, Ltd. *	20,502	73,298
China Merchants Holdings International Company, Ltd.	21,667	69,800
China Mobile, Ltd.	144,530	1,347,181
China Overseas Land & Investment, Ltd.	89,522	187,218
China Resource Power Holdings, Ltd.	31,667	62,656
China Resources Enterprises, Ltd.	23,145	84,010
China Resources Land, Ltd.	46,789	105,563
China Travel International Investment Hong Kong, Ltd.	176,291	52,308
China Unicom, Ltd.	129,432	170,119
Citic Pacific, Ltd.	19,967	53,329
CLP Holdings, Ltd.	49,289	333,043
CNOOC, Ltd.	434,274	674,993
CNPC Hong Kong, Ltd.	40,000	52,736
Cosco Pacific, Ltd.	53,801	68,447
Denway Motors, Ltd.	92,441	58,419
Dongfang Electrical Machinery Company, Ltd.	10,000	53,204
Esprit Holdings, Ltd.	19,997	131,610
Fosun International	92,000	63,786
Giordano International, Ltd.	611	181
Golden Eagle Retail Group, Ltd.	15,000	30,271
Gome Electrical Appliances Holdings, Ltd. *	210,384	75,700
Hang Lung Group, Ltd.	16,000	79,051
Hang Lung Properties, Ltd.	37,326	145,831
Hang Seng Bank, Ltd.	18,619	273,673
Harbin Power Equipment Company, Ltd.	42,000	37,216
Henderson Land Development Company, Ltd.	20,527	153,472
Hengan International Group Company, Ltd.	12,000	88,977
Hong Kong & China Gas Company, Ltd.	74,244	185,365
Hong Kong Aircraft Engineering Company, Ltd.	800	10,344
Hong Kong Electric Holdings, Ltd.	25,582	138,835
Hong Kong Exchanges & Clearing, Ltd.	23,430	417,110
Hopewell Holdings, Ltd.	9,362	30,162
Huabao International Holdings, Ltd.	45,000	48,580
Hutchison Telecommunications Hong Kong Holdings, Ltd.	39,668	6,734

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hutchison Telecommunications International, Ltd. *	39,668	$8,167
Hutchison Whampoa, Ltd.	51,377	351,682
Hysan Development Company, Ltd.	6,534	18,501
Johnson Electronic Holdings, Ltd. *	25	10
Kerry Properties, Ltd.	7,438	37,557
Kingboard Chemical Holdings, Ltd.	7,772	30,821
Li & Fung, Ltd.	45,971	188,313
Lifestyle International Holdings, Ltd.	8,500	15,766
Link, REIT	40,689	103,126
Mongolia Energy Company, Ltd. *	66,845	33,924
MTR Corp., Ltd.	27,087	92,879
New World Development Company, Ltd.	44,419	90,657
Nine Dragons Paper Holdings, Ltd.	37,000	59,009
Noble Group, Ltd.	31,800	72,857
NWS Holdings, Ltd.	20,024	36,928
Orient Overseas International, Ltd.	3,562	16,579
Parkson Retail Group, Ltd.	42,500	74,447
Ping An Insurance Group Company of China, Ltd.	28,145	244,087
Poly Hong Kong Investment, Ltd.	35,000	43,307
Shandong Weigao Group Medical Polymer Company, Ltd.	12,000	39,854
Shanghai Industrial Holdings, Ltd.	19,930	101,383
Shangri-La Asia, Ltd.	18,296	34,222
Shimao Property Holdings, Ltd., GDR	30,500	57,203
Sino Land Company, Ltd.	32,417	62,915
Sinofert Holdings, Ltd.	82,000	45,357
Sino-Ocean Land Holdings, Ltd.	65,027	59,561
Soho China, Ltd.	74,000	39,871
Sun Hung Kai Properties, Ltd.	31,611	469,058
Swire Pacific, Ltd., Class A	15,163	183,378
Techtronic Industries Company, Ltd.	15	12
Television Broadcasting Company, Ltd.	4,181	20,035
Wharf Holdings, Ltd.	24,876	142,243
Wheelock and Company, Ltd.	18,000	55,232
Wing Hang Bank, Ltd.	2,096	19,476
Yue Yuen Industrial Holdings, Ltd.	12,067	35,006

		9,660,552

Hungary - 0.13%
Gedeon Richter Rt.	489	110,693
Magyar Telekom Rt.	16,414	63,749
MOL Hungarian Oil and Gas Nyrt *	1,183	105,530
OTP Bank Rt. * (a)	5,811	164,814

		444,786

India - 1.61%
Dr. Reddy’s Laboratories, Ltd., ADR (a)	4,103	99,334
Grasim Industries, Ltd., ADR (j)	1,318	69,432
ICICI Bank, Ltd., SADR	16,922	638,129
Infosys Technologies, Ltd., ADR	23,537	1,300,890
Larsen & Toubro, Ltd., ADR (j)	2,684	96,759
Mahindra & Mahindra, Ltd., ADR	3,280	75,440
Ranbaxy Laboratories, Ltd., ADR *	5,719	62,337
Reliance Capital, Ltd. (j)	2,081	38,353
Reliance Communication, Ltd., ADR (j)	45,509	168,552
Reliance Energy, Ltd., ADR (j)	1,080	79,843
Reliance Industries, Ltd., GDR (j)	47,962	2,230,233
Reliance Natural Resources, Ltd., ADR * (j)	26,221	78,209
Satyam Computer Services, Ltd., ADR *	15,376	70,883
State Bank of India GDR	1,201	118,899
Tata Communications, Ltd., ADR	1,174	16,964
Tata Motors, Ltd., SADR (a)	9,820	165,565
Wipro, Ltd., ADR (a)	13,070	291,069

		5,600,891

Indonesia - 0.41%
Adaro Energy PT *	185,500	34,182
Aneka Tambang Tbk PT	104,625	24,549
Astra Agro Lestari Tbk PT	12,658	30,469
Astra International Tbk PT	41,483	152,384
Bank Central Asia Tbk PT	256,274	131,755
Bank Danamon Indonesia Tbk PT	89,071	43,176
Bank Mandiri Tbk PT	132,378	66,299
Bank Pan Indonesia Tbk PT *	33,314	2,703
Bank Rakyat Indonesia Tbk PT	110,501	89,287
Berlian Laju Tanker Tbk PT	64,000	4,430
Bumi Resources Tbk PT	351,780	90,836
Energi Mega Persada Tbk PT *	138,000	2,838
Gudang Garam Tbk PT	16,482	37,625
Indocement Tunggal Prakarsa Tbk PT	26,487	38,642
Indofood Sukses Makmur Tbk PT	122,905	46,089
Indosat Tbk PT, ADR	418	10,496
Indosat Tbk PT	12,500	6,301
International Nickel Indonesia Tbk PT *	60,000	23,351
Kalbe Farma Tbk PT	159,571	21,969
Lippo Karawaci Tbk PT *	548,500	29,794
Perusahaan Gas Negara Tbk PT	200,985	83,006
PT Telekomunikiasi Indonesia Tbk PT, SADR	179	7,151
Semen Gresik Persero Tbk PT	44,140	35,328
Tambang Batubara Bukit Asam Tbk PT	46,500	85,454
Telekomunikasi Indonesia Tbk PT	213,000	213,140
Unilever Indonesia Tbk PT	23,500	27,558
United Tractors Tbk PT	47,796	79,028

		1,417,840

Ireland - 0.34%
Allied Irish Banks PLC - London Exchange *	1,000	1,739
Anglo Irish Bank Corp. PLC *	23,067	4,847
Bank of Ireland *	1,000	1,866
C&C Group PLC	245	1,057
CRH PLC - London Exchange	233	6,369
CRH PLC	15,936	431,669
Elan Corp. PLC *	7,867	47,366
Elan Corp. PLC *	4,312	26,989
Experian Group, Ltd.	24,775	244,916
Greencore Group PLC	26	52
Kerry Group PLC	531	15,652
Kerry Group PLC	2,506	78,867
Paddy Power PLC - London Exchange	51	1,782
Ryanair Holdings PLC, SADR *	1,736	46,560
Shire PLC	13,302	260,131

		1,169,862

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel - 0.60%
Bank Hapoalim, Ltd. *	19,001	$82,384
Bank Leumi Le-Israel, Ltd. *	31,056	141,575
Bezek Israeli Telecommunications Corp., Ltd.	32,666	82,248
Cellcom Israel, Ltd.	1,142	35,931
Check Point Software Technologies, Ltd. *	3,564	120,748
Delek Group, Ltd.	54	10,931
Delek Real Estate, Ltd. *	2,643	2,158
Discount Investment Corp.	302	7,049
Elbit Systems, Ltd.	366	23,608
Given Imaging Corp., ADR *	127	2,217
Harel Insurance Investments, Ltd. *	238	11,792
ICL Israel Chemicals, Ltd.	12,765	166,667
Israel Corp., Ltd. *	35	25,128
Israel Discount Bank, Ltd. *	7,854	18,455
Makhteshim-Agam Industries, Ltd.	3,701	17,538
Migdal Insurance Holdings, Ltd. *	8,348	15,225
Nice Systems, Ltd. *	1,180	36,630
Ormat Industries, Ltd.	4,567	41,308
Partner Communications, Ltd.	1,256	25,488
RADWARE, Ltd., ADR *	437	6,608
Syneron Medical, Ltd., ADR *	692	7,231
Teva Pharmaceutical Industries, Ltd.	21,014	1,181,333
United Mizrahi Bank, Ltd. *	1,983	18,103

		2,080,355

Italy - 2.29%
A2A SpA	34,264	71,718
Assicurazioni Generali SpA	26,464	709,529
Autogrill SpA *	1,665	20,941
Autostrade SpA	6,556	170,418
Banca Carige SpA	21,810	58,042
Banca Intesa SpA - Non convertible	25,099	83,824
Banca Monte dei Paschi Siena SpA	47,648	83,428
Banca Popolare di Milano SpA	11,502	81,596
Banche Popolari Unite SpA	14,795	211,928
Banco Popolare Societa Cooperativa *	16,645	124,592
Enel SpA	153,142	889,282
Eni SpA	59,500	1,514,816
Exor SpA	1,998	38,639
Fiat SpA *	18,108	263,540
Finmeccanica SpA	9,840	156,931
Fondiaria-Sai SpA	716	11,319
Intesa Sanpaolo SpA *	176,453	790,621
Italcementi SpA, RNC	1,788	12,995
Italcementi SpA	907	12,388
Luxottica Group SpA	2,689	69,658
Mediaset SpA	14,911	121,835
Mediobanca SpA *	9,986	118,484
Mediolanum SpA (a)	4,623	28,706
Parmalat SpA	43,849	122,869
Pirelli & Company SpA *	30,119	17,980
Prysmian SpA	2,267	39,683
Saipem SpA	6,626	227,621
Snam Rete Gas SpA	30,722	152,771
Telecom Italia SpA	233,300	361,833
Telecom Italia SpA	145,996	161,127
Terna SpA	30,415	130,869
UniCredit Italiano SpA *	324,686	1,080,029
Unipol Gruppo Finanziario SpA, ADR *	17,238	23,533

		7,963,545

Japan - 13.50%
ABC-MART, Inc.	700	19,453
Acom Company, Ltd. (a)	567	8,601
Advantest Corp.	4,280	111,200
AEON Company, Ltd.	15,804	127,786
AEON Credit Service Company, Ltd.	877	8,427
Aeon Mall Company, Ltd.	600	11,611
Aioi Insurance Company, Ltd.	10,000	47,810
Air Water, Inc.	3,000	35,323
Aisin Seiki Company	5,079	145,166
Ajinomoto Company, Inc.	13,305	125,258
Alfresa Holdings Corp.	324	12,828
All Nippon Airways Company, Ltd.	13,715	37,175
Amada Company, Ltd.	4,829	29,969
Aozora Bank, Ltd.	17,000	17,964
Asahi Breweries, Ltd.	9,501	174,240
Asahi Glass Company, Ltd.	25,191	235,985
Asahi Kasei Corp.	30,963	154,723
ASICS Corp.	3,000	26,860
Astellas Pharmaceuticals, Inc.	10,169	378,782
Bank of Kyoto, Ltd.	8,000	64,560
Benesse Corp.	1,954	81,713
Bridgestone Corp.	14,453	253,279
Brother Industries, Ltd.	3,200	36,557
Canon Sales Company, Inc.	1,100	16,154
Canon, Inc.	24,274	1,026,185
Casio Computer Company, Ltd.	3,933	31,269
Central Japan Railway Company, Ltd.	37	246,820
Chiba Bank, Ltd.	19,896	118,732
Chubu Electric Power Company, Inc.	15,277	364,063
Chugai Pharmaceutical Company, Ltd.	4,616	85,998
Chugoku Bank, Ltd.	3,000	37,000
Chugoku Electric Power Company, Inc.	6,700	127,773
Citizen Watch Company, Ltd.	5,835	33,198
Coca-Cola West Japan Company, Ltd.	1,077	18,941
Cosmo Oil Company, Ltd.	17,000	35,585
Credit Saison Company, Ltd.	4,391	49,159
Dai Nippon Printing Company, Ltd.	12,953	163,323
Daicel Chemical Industries, Ltd.	2,534	14,796
Daido Steel Company, Ltd.	4,000	14,769
Daihatsu Motor Company, Ltd.	5,000	49,760
Daiichi Sankyo Company, Ltd.	14,672	306,986
Daikin Industries, Ltd.	5,615	219,141
Dainippon Screen Manufacturing Company, Ltd.	238	1,041
Dainippon Sumitomo Pharma Company, Ltd.	4,800	50,127
Daito Trust Construction Company, Ltd.	2,219	104,639
Daiwa House Industry Company, Ltd.	12,715	136,048
Daiwa Securities Group, Inc.	33,251	166,695
Dena Company, Ltd.	4	23,518
Denki Kagaku Kogyo Kabushiki Kaisha	10,477	46,853
Denso Corp.	11,422	342,320
Dentsu, Inc.	3,400	78,247

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Dowa Mining Company, Ltd.	4,534	$25,164
East Japan Railway Company	7,800	492,179
Eisai Company, Ltd.	5,952	218,179
Electric Power Development Company, Ltd.	3,400	96,414
Elpida Memory, Inc. *	1,700	27,729
FamilyMart Company, Ltd.	1,060	31,240
Fanuc, Ltd.	4,379	407,183
Fast Retailing Company, Ltd.	1,166	217,620
Fuji Electric Holdings Company, Ltd.	4,420	7,629
Fuji Heavy Industries, Ltd.	17,000	82,501
Fuji Photo Film Company, Ltd.	10,267	306,725
Fuji Television Network, Inc.	5	6,898
Fujitsu, Ltd.	44,621	286,957
Fukuoka Financial Group, Inc.	13,000	45,113
Furukawa Electric Company, Ltd.	9,362	38,961
GS Yuasa Corp. (a)	7,000	51,374
Hakuhodo DY Holdings, Inc.	260	12,555
Hankyu Hanshin Holdings, Inc.	29,000	128,748
Hino Motors, Ltd.	4,886	16,934
Hirose Electric Company, Ltd.	583	60,765
Hisamitsu Pharmaceutical Company, Inc.	1,900	61,302
Hitachi Capital Corp.	7	85
Hitachi Chemical, Ltd.	1,184	23,834
Hitachi Construction Machinery Company, Ltd.	1,943	50,648
Hitachi High-Technologies Corp.	900	17,682
Hitachi Metals, Ltd.	2,000	19,044
Hitachi, Ltd.	79,118	242,324
Hokkaido Electric Power Company, Inc.	4,768	86,527
Hokuhoku Financial Group, Inc.	34,134	69,453
Hokuriku Electric Power Company	4,300	93,568
Honda Motor Company, Ltd.	37,662	1,273,430
House Food Corp.	101	1,435
Hoya Corp.	9,792	259,593
Ibiden Company, Ltd.	3,400	121,087
Idemitsu Kosan Company, Ltd.	400	23,168
Inpex Holdings, Inc.	20	150,110
Isetan Mitsukoshi Holdings, Ltd.	9,143	82,391
Ishikawajima-Harima Heavy Industries Company, Ltd.	19,134	30,330
Isuzu Motors, Ltd.	19,000	35,492
IT Holdings Corp.	83	946
ITO EN, Ltd.	906	13,588
Itochu Corp.	36,202	266,208
Itochu Techno-Science Corp.	848	22,694
Iyo Bank, Ltd.	7,000	56,661
J Front Retailing Company, Ltd.	6,000	26,436
JAFCO Company, Ltd. *	853	20,503
Japan Airlines System Corp. *	14,953	10,755
Japan Petroleum Exploration Company, Ltd.	600	26,342
Japan Prime Realty Investment Corp., REIT	8	16,564
Japan Real Estate Investment Corp., REIT	11	80,742
Japan Retail Fund Investment Corp., REIT	5	22,379
Japan Tobacco, Inc.	105	354,287
JFE Holdings, Inc.	11,062	435,621
JGC Corp.	3,886	71,538
Joyo Bank, Ltd.	17,953	71,685
JS Group Corp.	6,916	118,993
JSR Corp.	5,033	102,023
Jupiter Telecommunications Company, Ltd.	68	67,369
Kajima Corp.	13,191	26,478
Kamigumi Company, Ltd.	7,534	54,745
Kaneka Corp.	5,829	36,980
Kansai Electric Power Company, Ltd.	17,478	393,971
Kansai Paint Company, Ltd.	2,238	18,583
Kao Corp.	11,962	279,252
Kawasaki Heavy Industries, Ltd.	39,963	100,736
Kawasaki Kisen Kaisha, Ltd.	17,067	48,363
KDDI Corp.	67	353,317
Keihin Electric Express Railway Company, Ltd.	11,067	81,066
Keio Corp.	15,715	94,677
Keisei Electric Railway Company, Ltd.	5,000	27,324
Keyence Corp.	1,047	215,851
Kikkoman Corp.	2,238	27,341
Kinden Corp.	591	4,977
Kintetsu Corp.	38,792	128,460
Kirin Brewery Company, Ltd.	18,896	301,243
Kobe Steel Company, Ltd.	54,517	98,741
Koito Manufacturing Company, Ltd.	2,000	31,862
Komatsu, Ltd.	21,230	442,603
Konami Corp.	1,043	18,600
Konica Minolta Holdings, Inc.	12,391	127,084
Koyo Seiko Company, Ltd.	3,143	40,164
Kubota Corp.	23,782	218,695
Kuraray Company, Ltd.	5,800	67,892
Kurita Water Industries, Ltd.	1,819	56,832
Kyocera Corp.	3,738	329,667
Kyowa Hakko Kogyo Company, Ltd.	5,611	59,029
Kyushu Electric Power Company, Inc.	9,031	185,727
Lawson, Inc.	1,231	54,231
Mabuchi Motor Company, Ltd.	518	25,468
Makita Corp.	1,943	66,112
Marubeni Corp.	40,202	218,859
Marui Company, Ltd.	5,264	32,267
Maruichi Steel Tube, Ltd.	1,200	23,972
Matsui Securities Company, Ltd.	3,300	22,947
Matsumotokiyoshi Holdings Company, Ltd.	48	1,054
Matsushita Electric Industrial Company, Ltd.	44,393	634,846
Matsushita Electric Works, Ltd.	6,181	74,306
Mazda Motor Corp.	26,000	59,446
McDonald’s Holdings Company, Ltd.	1,600	30,534
Mediceo Holdings Company, Ltd.	2,590	31,979
MEIJI Holdings Company, Ltd. *	1,900	71,472
Meitec Corp.	83	1,118
Minebea Company, Ltd.	3,477	18,810
Mitsubishi Chemical Holdings Corp., ADR	32,000	134,850
Mitsubishi Corp.	28,856	717,442
Mitsubishi Electric Corp.	46,973	346,804
Mitsubishi Estate Company, Ltd.	27,782	440,663
Mitsubishi Gas & Chemicals Company, Inc.	5,829	29,275
Mitsubishi Heavy Industries, Ltd.	66,937	235,059
Mitsubishi Logistics Corp.	1,943	22,740
Mitsubishi Materials Corp.	24,020	58,817

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Mitsubishi Motors Corp. * (a)	89,000	$122,638
Mitsubishi Rayon Company, Ltd.	11,010	44,052
Mitsubishi UFJ Financial Group, Inc.	243,500	1,192,222
Mitsubishi UFJ Lease & Finance Company, Ltd.	1,300	38,995
Mitsui & Company, Ltd.	39,611	560,777
Mitsui Chemicals, Inc.	12,010	30,884
Mitsui Engineering & Shipbuilding Company, Ltd.	15,362	36,740
Mitsui Fudosan Company, Ltd.	20,248	340,021
Mitsui Mining & Smelting Company, Ltd.	9,010	23,318
Mitsui O.S.K. Lines, Ltd.	27,487	144,288
Mitsui Sumitomo Insurance Group Holdings, Inc.	9,677	245,598
Mitsui Trust Holdings, Inc.	26,010	86,810
Mitsumi Electric Company, Ltd.	1,001	17,614
Mizuho Financial Group, Inc.	226,400	405,102
Mizuho Trust & Banking Company, Ltd.	20,000	18,544
Murata Manufacturing Company, Ltd.	5,004	247,078
Namco Bandai Holdings, Inc.	5,832	55,491
NEC Corp.	47,383	122,053
NGK Insulators, Ltd.	4,829	105,074
NGK Spark Plug Company, Ltd.	3,238	36,454
NHK Spring Company, Ltd.	1,000	9,273
NICHIREI Corp.	534	1,849
Nidec Corp.	2,714	249,553
Nikon Corp.	6,781	133,739
Nintendo Company, Ltd.	2,308	547,149
Nippon Building Fund, Inc., REIT	11	83,337
Nippon Electric Glass Company, Ltd.	9,000	122,777
Nippon Express Company, Ltd.	22,191	90,766
Nippon Light Metal Company, Ltd.	124	106
Nippon Meat Packers, Inc.	3,238	37,204
Nippon Mining Holdings, Inc.	22,868	97,904
Nippon Oil Corp.	31,906	147,718
Nippon Paper Group, Inc.	1,800	45,937
Nippon Sheet Glass Company, Ltd.	10,829	30,976
Nippon Steel Corp.	118,464	478,941
Nippon Telegraph & Telephone Corp.	11,900	468,087
Nippon Yusen Kabushiki Kaisha	28,077	85,905
NIPPONKOA Insurance Company, Ltd.	17,000	96,152
Nishi-Nippon City Bank, Ltd.	9,000	21,986
Nissan Chemical Industries, Ltd.	3,238	46,110
Nissan Motor Company, Ltd. *	55,910	488,653
Nissay Dowa General Insurance Company, Ltd.	5,000	23,828
Nissha Printing Company, Ltd.	600	29,511
Nisshin Seifun Group, Inc.	2,386	32,047
Nisshin Steel Company	12,953	22,905
Nisshinbo Industries, Inc.	2,591	23,723
Nissin Food Products Company, Ltd.	1,284	41,834
Nitori Company, Ltd.	632	47,026
Nitto Denko Corp.	4,268	152,093
NOK Corp.	1,508	20,811
Nomura Holdings, Inc.	59,693	439,912
Nomura Real Estate Holdings, Inc.	600	8,859
Nomura Real Estate Office Fund, Inc.	7	37,945
Nomura Research Institute, Ltd.	1,889	37,000
NSK, Ltd.	7,715	56,623
NTN Corp.	6,772	30,420
NTT Data Corp.	33	101,908
NTT DoCoMo, Inc.	358	498,701
NTT Urban Development Corp.	22	14,587
Obayashi Corp.	11,362	38,668
OBIC Company, Ltd.	120	19,577
Odakyu Electric Railway Company, Ltd.	13,305	101,958
Oji Paper Company, Ltd.	18,191	75,771
Olympus Optical Company, Ltd.	5,434	174,602
Omron Corp.	3,839	68,484
Ono Pharmaceutical Company, Ltd.	2,400	102,547
Oracle Corp. - Japan	548	22,702
Oriental Land Company, Ltd.	1,007	66,121
ORIX Corp.	1,874	127,442
Osaka Gas Company, Ltd.	46,155	155,503
Otsuka Corp.	200	9,915
Q.P. Corp.	13	138
Rakuten, Inc.	167	126,937
Resona Holdings, Inc.	12,200	123,194
Ricoh Company, Ltd.	15,601	220,037
Rinnai Corp.	948	45,594
Rohm Company, Ltd.	2,073	134,617
SANKYO Company, Ltd.	1,407	70,088
Santen Pharmaceutical Company, Ltd.	1,200	38,370
Sanwa Shutter Corp.	238	606
Sanyo Electric Company, Ltd. * (a)	31,849	58,469
Sapporo Hokuyo Holdings, Inc.	4,000	14,470
Sapporo Holdings, Ltd. (a)	5,534	30,143
SBI Holdings, Inc.	263	46,744
Secom Company, Ltd.	5,010	236,973
Sega Sammy Holdings, Inc.	3,308	39,425
Seiko Epson Corp.	2,178	34,945
Sekisui Chemical Company, Ltd.	6,772	41,872
Sekisui House, Ltd.	11,362	101,908
Seven & I Holdings Company, Ltd.	18,619	377,912
Seven Bank, Ltd.	9	17,875
Sharp Corp.	23,782	299,252
Shikoku Electric Power Company, Inc.	4,400	113,495
Shimadzu Corp.	4,000	26,519
Shimamura Company, Ltd.	324	30,822
Shimano, Inc.	1,231	49,269
Shimizu Corp.	16,305	58,450
Shin-Etsu Chemical Company, Ltd.	9,789	551,762
Shinko Electric Industries Company, Ltd.	1,100	15,853
Shinko Securities Company, Ltd.	7,000	20,952
Shinsei Bank, Ltd. *	29,906	32,411
Shionogi & Company, Ltd.	6,477	140,075
Shiseido Company, Ltd.	8,477	162,476
Shizuoka Bank, Ltd.	14,658	127,027
Showa Denko K.K.	19,839	39,564
Showa Shell Sekiyu K.K.	3,045	24,775
SMC Corp.	1,136	128,401
Softbank Corp.	17,612	411,642
Sojitz Holdings Corp.	33,809	63,509

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sompo Japan Insurance, Inc.	20,896	$132,979
Sony Corp.	22,758	659,674
Sony Financial Holdings, Inc.	18	46,946
Square Enix Company, Ltd.	1,400	29,369
Stanley Electric Corp.	2,692	54,136
Sumco Corp.	1,600	28,143
Sumitomo Bakelite Company, Ltd.	238	1,166
Sumitomo Chemical Company, Ltd.	38,554	168,275
Sumitomo Corp.	26,434	266,060
Sumitomo Electric Industries, Ltd.	18,101	224,357
Sumitomo Heavy Industries, Ltd.	12,010	60,617
Sumitomo Metal Industries, Ltd.	77,423	206,415
Sumitomo Metal Mining Company, Ltd.	11,715	172,696
Sumitomo Mitsui Financial Group, Inc.	16,300	464,706
Sumitomo Realty &Development Company, Ltd.	9,124	171,125
Sumitomo Rubber Industries, Inc.	4,000	34,433
Sumitomo Trust & Banking Company, Ltd.	34,554	167,981
Suruga Bank, Ltd.	3,886	33,707
Suzuken Company, Ltd.	1,177	38,543
Suzuki Motor Corp.	8,600	211,174
Sysmex Corp.	800	41,755
T&D Holdings, Inc.	5,709	116,358
Taiheiyo Cement Corp.	12,191	13,873
Taisei Corp.	20,134	34,470
Taisho Pharmaceuticals Company, Ltd.	2,238	38,291
Taiyo Nippon Sanso Corp.	8,181	86,768
Takashimaya Company, Ltd.	5,181	32,767
Takeda Pharmaceutical Company, Ltd.	17,051	700,040
Tanabe Seiyaku Company, Ltd.	4,000	49,746
TDK Corp.	2,532	154,392
Teijin, Ltd.	15,896	51,093
Terumo Corp.	3,497	209,280
The 77th Bank, Ltd.	10,477	55,444
The Bank of Yokohama, Ltd.	30,316	137,291
The Gunma Bank, Ltd.	6,477	32,888
The Hachijuni Bank, Ltd.	11,000	63,991
The Hiroshima Bank, Ltd.	15,000	57,484
The Japan Steel Works, Ltd.	9,000	113,173
The Tokyo Electric Power Company, Ltd.	27,633	692,640
THK Company, Ltd.	2,519	44,496
Tobu Railway Company, Ltd.	20,248	105,545
Toda Corp.	238	756
Toho Company, Ltd.	3,267	52,934
Toho Gas Company, Ltd.	13,000	68,946
Tohoku Electric Power Company, Inc.	10,020	198,057
Tokio Marine Holdings, Inc.	16,600	450,581
Tokuyama Corp.	3,000	16,717
Tokyo Electron, Ltd.	4,168	266,515
Tokyo Gas Company, Ltd.	54,165	215,926
Tokyo Steel Manufacturing Company, Ltd.	1,800	20,250
Tokyo Tatemono Company, Ltd.	5,000	18,999
Tokyu Corp.	28,134	111,972
Tokyu Land Corp.	6,829	25,068
TonenGeneral Sekiyu K.K.	5,829	48,571
Toppan Printing Company, Ltd.	14,010	113,342
Toray Industries, Inc.	33,611	181,102
Toshiba Corp.	96,289	531,030
Tosoh Corp.	6,772	18,638
Toto, Ltd.	3,829	24,223
Toyo Seikan Kaisha, Ltd.	4,391	66,443
Toyo Suisan Kaisha, Ltd.	2,295	52,607
Toyobo Company, Ltd.	67	105
Toyoda Gosei Company, Ltd.	1,166	35,090
Toyota Boshoku Corp.	700	15,552
Toyota Industries Corp.	4,510	133,902
Toyota Motor Corp.	67,253	2,825,692
Toyota Tsusho Corp.	3,600	53,088
Trend Micro, Inc.	2,267	86,157
Tsumura & Company, Ltd.	1,800	57,975
Ube Industries, Ltd.	29,963	82,042
UNI Charm Corp.	1,142	106,910
UNY Company, Ltd.	2,238	15,640
Ushio, Inc.	3,543	58,982
USS Company, Ltd.	457	27,751
West Japan Railway Company, Ltd.	41	137,239
Yahoo Japan Corp.	369	110,304
Yakult Honsha Company, Ltd.	1,743	52,477
Yamada Denki Company, Ltd.	2,214	148,779
Yamaguchi Financial Group, Inc.	6,000	55,524
Yamaha Corp.	2,474	29,432
Yamaha Motor Company, Ltd.	5,909	74,204
Yamato Kogyo Company, Ltd.	300	9,706
Yamato Transport Company, Ltd.	8,420	116,423
Yamazaki Baking Company, Ltd.	3,591	42,502
YASKAWA Electric Corp.	4,000	33,313
Yokogawa Electric Corp.	2,586	22,628

		46,881,296

Luxembourg - 0.42%
ArcelorMittal	19,492	884,058
Millicom International Cellular SA, ADR *	1,931	143,178
Reinet Investments SCA, SADR *	7,937	12,898
Reinet Investments SCA *	2,087	32,897
SES, ADR	5,966	133,778
Tenaris SA	11,685	249,833

		1,456,642

Malaysia - 0.58%
AirAsia BHD *	21,700	8,701
AMMB Holdings BHD	30,887	44,934
Asiatic Development BHD	15,000	27,250
Berjaya Sports Toto BHD	11,035	14,015
British American Tobacco Malaysia BHD	4,800	59,856
Bursa Malaysia BHD	8,000	18,587
Commerce Asset Holdings BHD	58,600	219,669
Digi.Com BHD	5,800	37,160
Gamuda BHD	24,200	18,276
Genting BHD	44,700	95,258
Guinness Anchor BHD	3,700	7,509
Hong Leong Bank BHD	24,800	58,859
Hong Leong Credit BHD	5,600	12,093
IGB Corp. BHD *	17,700	10,211

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
IJM Corp. BHD	45,710	$59,794
IOI Corp. BHD	77,466	123,718
KLCC Property Holdings BHD	11,300	11,300
KNM Group BHD	117,150	26,060
Kuala Lumpur Kepong BHD	8,250	39,736
Lafarge Malayan Cement BHD	9,360	17,092
Malayan Banking BHD	75,542	151,304
Malaysian Airline System BHD *	9,200	7,279
Malaysian Plantations BHD	52,400	41,229
MISC Bhd	21,900	54,058
MMC Corp. BHD	61,500	43,609
Parkson Holdings BHD	19,998	30,998
Petronas Dagangan BHD	6,600	16,727
Petronas Gas BHD	8,100	23,313
PLUS Expressways BHD	24,600	23,416
PPB Group BHD	19,500	90,652
Public Bank BHD	1,200	3,960
Public Bank BHD	21,000	69,044
Resorts World BHD	54,500	44,492
RHB Capital BHD	26,200	40,392
Sime Darby BHD	50,801	133,041
SP Setia BHD	10,600	12,131
Tanjong PLC	10,200	50,151
Telekom Malaysia BHD	15,700	14,026
Tenaga Nasional BHD	25,800	63,154
TM International BHD *	41,100	36,425
UEM Land Holdings BHD *	24,125	10,407
UMW Holdings BHD	24,700	45,798
YTL Corp. BHD	14,586	31,094
YTL Power International BHD	82,365	53,769

		2,000,547

Mexico - 0.98%
Alfa SA de CV	5,936	37,326
America Movil SAB de CV, Series L	442,860	1,041,645
Carso Global Telecom SAB de CV *	17,600	78,461
Cemex SA de CV *	179,944	213,204
Coca-Cola Femsa SA de CV	5,059	33,323
Desarrolladora Homex SA de CV *	7,400	41,520
Fomento Economico Mexicano SA de CV	51,365	246,420
Grupo Aeroportuario del Pacifico SA de CV, Series B	8,500	26,516
Grupo Bimbo SA de CV	9,288	60,491
Grupo Carso SA de CV	15,484	47,344
Grupo Elektra SA de CV	1,800	86,822
Grupo Financiero Banorte SA de CV *	35,109	126,620
Grupo Financiero Inbursa SA de CV	17,341	51,167
Grupo Mexico SAB de CV, Series B	98,060	223,824
Grupo Modelo SA *	10,308	57,205
Grupo Televisa SA	57,843	240,666
Industrias Penoles SA de CV	2,050	44,034
Kimberly-Clark de Mexico SA de CV	14,026	62,796
Mexichem SAB de CV	32,591	62,307
Telefonos de Mexico SA de CV	140,320	116,916
Telmex Internacional SAB de CV	142,820	126,641
Urbi Desarrollos Urbanos SA de CV *	17,600	39,688
Wal-Mart de Mexico SA de CV, Series V	72,365	322,495

		3,387,431

Netherlands - 3.19%
Aegon NV *	34,800	221,775
Akzo Nobel NV	5,630	371,088
ASML Holding NV	10,565	359,347
Corio NV	1,222	83,460
Fugro NV	1,836	104,848
Heineken Holding NV	2,904	121,669
Heineken NV	6,005	284,538
ING Groep NV *	85,661	828,100
Koninklijke (Royal) Philips Electronics NV	23,746	703,120
Koninklijke Ahold NV	28,689	380,616
Koninklijke Boskalis Westinster NV	1,792	69,011
Koninklijke DSM NV	3,938	193,086
Koninklijke KPN NV	38,804	658,183
Koninklijke Vopak NV	725	57,279
Randstad Holdings NV *	2,698	133,400
Reed Elsevier NV	16,464	202,014
Royal Dutch Shell PLC, A Shares	83,310	2,515,352
Royal Dutch Shell PLC, B Shares	63,426	1,848,242
SBM Offshore NV	4,188	81,947
STMicroelectronics NV	14,150	128,305
TNT Post Group NV	9,231	282,550
Unilever NV	40,365	1,315,304
Wolters Kluwer NV	6,895	151,126

		11,094,360

New Zealand - 0.08%
Auckland International Airport, Ltd.	35,021	51,202
Contact Energy, Ltd.	4,377	19,490
Fletcher Building, Ltd.	15,159	87,486
Sky City Entertainment Group, Ltd.	6,492	15,499
Telecom Corp. of New Zealand, Ltd.	57,415	103,942

		277,619

Norway - 0.53%
Den Norske Bank ASA * (a)	20,289	220,249
Norsk Hydro ASA *	18,386	152,840
Orkla ASA	20,354	198,599
Prosafe Production Public, Ltd. *	5,400	11,569
Renewable Energy Corp. AS *	8,991	68,785
StatoilHydro ASA	26,772	667,795
Telenor ASA *	20,791	291,629
Yara International ASA	4,812	217,886

		1,829,352

Peru - 0.16%
Compania de Minas Buenaventura SA	3,833	119,408
Credicorp SA	2,108	161,030
Credicorp, Ltd., ADR	50	3,851
Southern Peru Copper Corp.	8,121	265,963

		550,252

Philippines - 0.09%
Ayala Corp.	2,356	15,341
Ayala Land, Inc.	163,200	39,670
Banco De Oro	4,786	4,029

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Philippines (continued)
Bank of the Philippine Islands	40,320	$41,654
Filinvest Land, Inc.	98,991	1,911
Globe Telecommunications, Inc.	830	16,367
Jollibee Foods Corp.	10,900	12,899
Manila Electric Company	5,957	26,416
Metropolitan Bank & Trust Company	15,500	15,100
Philippine Long Distance Telephone Company	1,120	63,419
PNOC Energy Development Corp.	207,938	20,998
SM Investments Corp.	4,340	30,373
SM Prime Holdings, Ltd.	136,479	28,746

		316,923

Poland - 0.26%
Bank Handlowy w Warszawie SA *	326	7,966
Bank Millennium SA *	8,639	14,358
Bank Pekao SA *	3,048	171,841
Bank Zachodni WBK SA *	639	41,935
Boryszew SA *	661	1,484
BRE Bank SA *	258	23,167
Computerland SA *	207	1,034
Cyfrowy Polsat SA	6,360	30,174
Debica SA	64	1,485
Getin Holding SA *	5,118	15,679
Globe Trade Centre SA *	3,523	31,274
Grupa Lotos SA *	722	7,945
ING Bank Slaski SA *	33	8,955
KGHM Polska Miedz SA	3,252	120,155
PBG SA *	272	19,164
Polish Oil & Gas Company	27,824	36,798
Polski Koncern Naftowy Orlen SA *	8,578	100,712
Powszechna Kasa Oszczednosci Bank Polski SA	10,468	137,692
Softbank SA	1,934	42,254
Telekomunikacja Polska SA	14,172	78,083
TVN SA	4,829	23,872

		916,027

Portugal - 0.22%
Banco Comercial dos Acores SA	64,836	77,816
Banco Espirito Santo SA	11,295	73,416
Brisa Auto Estrada, SA	3,507	35,834
Cimpor-Cimentos De Portugal SA	4,601	42,395
EDP Renovaveis SA *	3,867	36,555
Electricidade de Portugal SA	37,846	167,506
Galp Energia SGPS SA	3,215	55,345
Jeronimo Martins, SGPS SA	4,434	44,103
Portugal Telecom, SGPS, SA	20,186	245,392

		778,362

Russia - 1.33%
Comstar United Telesystems, GDR *	9,720	53,460
Gazprom OAO, SADR	69,426	1,770,363
Gazprom OAO, SADR	1,840	45,867
JSC MMC Norilsk Nickel, ADR *	24,213	347,457
Lukoil Oil Company, ADR (a)	13,672	783,406
Mechel Steel Group, ADR	4,296	80,851
Mobile Telesystems, SADR	4,899	239,512
NovaTek OAO, ADR	2,317	150,106
Novolipetsk Steel, ADR *	2,328	71,470
Polyus Gold Company ZAO, SADR	4,190	115,434
Rostelecom, ADR (a)	2,023	55,329
Sibirtelecom, ADR	632	5,182
Sistema JSFC, Reg. S, GDR *	2,966	61,347
Surgutneftegaz, ADR	19,790	176,131
Tatneft, ADR *	8,287	241,483
UralsvyAzinform, ADR	1,479	7,395
Vimpel-Communications, SADR	9,835	182,833
VolgaTelecom, ADR	1,355	8,265
VTB Bank OJSC, GDR	25,800	121,379
Wimm-Bill-Dann Foods OJSC, ADR * (a)	3,792	90,363

		4,607,633

Singapore - 1.00%
Ascendas, REIT *	35,395	55,430
Capitaland, Ltd.	63,587	188,343
CapitaMall Trust *	60,552	76,780
City Developments, Ltd.	12,715	103,720
ComfortDelGro Corp., Ltd.	55,269	64,268
Cosco Corp. Singapore, Ltd.	42,000	35,268
DBS Group Holdings, Ltd.	39,974	434,633
Fraser and Neave, Ltd.	30,200	89,744
Genting International PLC *	98,400	90,119
Golden Agri-Resources, Ltd. *	210,085	75,641
Jardine Cycle and Carriage, Ltd.	2,924	55,797
Keppel Corp., Ltd.	32,810	190,912
Neptune Orient Lines, Ltd.	15,133	17,617
Olam International, Ltd.	22,281	41,727
Oversea-Chinese Banking Corp., Ltd.	57,366	369,272
SembCorp Industries, Ltd.	30,415	79,433
SembCorp Marine, Ltd.	13,706	35,717
Singapore Airlines, Ltd.	13,880	146,551
Singapore Airport Terminal Services, Ltd.	10,132	19,668
Singapore Exchange, Ltd.	22,601	133,227
Singapore Press Holdings, Ltd.	39,059	101,511
Singapore Technologies Engineering, Ltd.	39,202	90,112
Singapore Telecommunications, Ltd.	191,430	421,562
Suntec Real Estate Investment Trust *	191	183
United Overseas Bank, Ltd.	26,963	375,231
UOL Group, Ltd.	7,568	21,715
Wilmar International, Ltd.	25,000	113,457
Yangzijiang Shipbuilding Holdings, Ltd.	38,000	32,486

		3,460,124

South Africa - 1.54%
ABSA Group, Ltd.	6,306	109,195
Adcock Ingram Holdings, Ltd.	4,907	36,012
African Bank Investments, Ltd.	27,463	110,753
African Rainbow Minerals, Ltd.	2,145	50,028
Anglo Platinum, Ltd. *	1,493	159,109
AngloGold Ashanti, Ltd.	7,260	294,122
Aspen Pharmacare Holdings, Ltd. *	4,269	42,549
Aveng, Ltd.	7,920	42,524
Bidvest Group, Ltd.	5,382	94,018
Discovery Holdings, Ltd., ADR	9,036	39,068
FirstRand, Ltd.	59,334	147,215

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Foschini, Ltd.	10,657	$86,839
Gold Fields, Ltd.	16,000	210,520
Growthpoint Properties, Ltd.	28,114	53,333
Harmony Gold Mining Company, Ltd.	7,113	72,624
Hulamin, Ltd.	107	195
Impala Platinum Holdings, Ltd.	11,959	325,107
Imperial Holdings, Ltd.	5,062	60,492
Investec, Ltd.	11,567	83,242
Kumba Iron Ore, Ltd.	1,658	67,920
Kumba Resources, Ltd.	6,196	87,108
Liberty Holdings, Ltd. *	3,638	34,112
Massmart Holdings, Ltd.	3,626	43,730
Mittal Steel South Africa, Ltd.	3,365	46,713
MTN Group, Ltd.	36,037	573,326
Murray & Roberts Holdings, Ltd.	5,230	32,679
Naspers, Ltd.	8,488	344,452
Nedbank Group, Ltd.	3,976	66,425
Network Healthcare Holdings, Ltd. *	37,390	69,891
Northam Platinum, Ltd.	5,619	36,321
Pick’n Pay Stores, Ltd.	11,917	66,914
Pretoria Portland Cement Company, Ltd.	21,775	102,043
Remgro, Ltd.	8,783	106,076
Reunert, Ltd.	5,060	39,944
RMB Holdings, Ltd.	26,897	107,722
Sanlam, Ltd.	43,663	133,956
Sappi, Ltd. *	17,308	82,890
Sasol, Ltd.	13,639	547,476
Shoprite Holdings, Ltd.	8,525	75,102
Standard Bank Group, Ltd.	25,553	351,046
Steinhoff International Holdings, Ltd. *	25,276	70,649
Super Group, Ltd. *	2,898	259
Telkom SA, Ltd.	5,943	29,963
Tiger Brands, Ltd.	3,203	74,155
Truworths International, Ltd.	13,754	80,540
Woolworths Holdings, Ltd.	24,928	59,967

		5,348,324

South Korea - 2.76%
Amorepacific Corp. *	60	48,102
Asiana Airlines, Inc. *	814	2,552
Busan Bank *	2,097	24,998
Cheil Industries, Inc. *	840	40,826
CJ CheilJedang Corp. *	410	71,981
Daegu Bank *	3,940	57,918
Daelim Industrial Company, Ltd. *	480	34,086
Daewoo Engineering & Construction Company, Ltd. *	6,620	72,366
Daewoo International Corp. *	2,626	74,286
Daewoo Securities Company, Ltd.	2,350	39,516
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	1,710	25,567
DC Chemical Company, Ltd. *	240	45,127
Dongbu Insurance Company, Ltd.	990	27,396
Dongkuk Steel Mill Company, Ltd. *	2,180	50,311
Doosan Corp.	370	30,156
Doosan Heavy Industries and Construction Company, Ltd. *	580	40,156
Doosan Infracore Company, Ltd. *	4,030	56,802
GS Engineering & Construction Corp. *	1,110	102,707
GS Holdings Corp. *	1,880	54,367
Hana Financial Group, Inc. *	4,870	138,180
Hanjin Heavy Industries & Construction Company, Ltd. *	1,053	20,389
Hanjin Shipping Company, Ltd. *	1,408	25,029
Hanjin Shipping Holdings Company, Ltd. *	271	3,172
Hankook Tire Company, Ltd. *	3,350	72,917
Hanwha Chemical Corp. *	2,217	25,547
Hanwha Corp. *	2,290	93,478
Hite Brewery Company, Ltd. *	162	23,607
Hite Holdings Company, Ltd. *	200	4,943
Honam Petrochemical Corp. *	900	78,841
Hynix Semiconductor, Inc. *	11,990	237,360
Hyosung Corp. *	390	28,443
Hyundai Department Store Company, Ltd. *	800	76,931
Hyundai Development Company *	1,140	37,019
Hyundai Engineering & Construction Company, Ltd. *	990	59,928
Hyundai Heavy Industries Company, Ltd. *	920	136,311
Hyundai Mipo Dockyard Company, Ltd. *	570	50,232
Hyundai Mobis *	1,540	224,630
Hyundai Motor Company, Ltd. *	3,380	348,924
Hyundai Securities Company, Ltd.	2,435	30,689
Hyundai Steel Company *	1,100	81,138
Industrial Bank of Korea *	2,860	34,161
Kangwon Land, Inc. *	5,330	75,373
KB Financial Group, Inc., ADR *	2,566	130,481
KCC Corp.	240	76,393
Kia Motors Corp. *	3,510	60,061
Korea Electric Power Corp., ADR *	3,533	51,370
Korea Electric Power Corp. *	3,830	111,742
Korea Exchange Bank *	4,620	57,502
Korea Gas Corp. *	1,230	51,162
Korea Investment Holdings Company, Ltd.	600	17,154
Korea Line Corp. *	160	5,647
Korea Zinc Company, Ltd. *	340	59,243
Korean Air Lines Company, Ltd. *	1,139	53,411
Korean Reinsurance Company, Ltd.	15	126
KT Corp., SADR *	1,397	23,498
KT Corp. *	4,483	150,537
KT&G Corp. *	2,410	133,169
Kumho Industrial Company, Ltd. *	540	3,852
LG Chem, Ltd. *	988	192,748
LG Corp. *	1,990	124,353
LG Dacom Corp. *	2,450	37,309
LG Display Company, Ltd., ADR * (a)	2,360	39,955
LG Display Company, Ltd. *	3,760	126,952
LG Electronics, Inc. *	2,070	214,570
LG Household & Health Care, Ltd. *	310	77,493
LG Telecom, Ltd. *	6,688	48,654
Lotte Confectionery Company, Ltd. *	44	48,856
Lotte Shopping Company, Ltd. *	170	50,542
LS Cable, Ltd. *	870	86,159
Mirae Asset Securities Company, Ltd.	875	48,616
NCSoft Corp. *	380	48,241

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
NHN Corp. *	828	$136,725
Pacific Corp. *	20	2,706
POSCO	1,559	820,714
S1 Corp. *	810	33,688
Samsung Card Company, Ltd. *	1,490	73,706
Samsung Corp. *	2,810	135,781
Samsung Digital Imaging Company, Ltd. *	452	16,985
Samsung Electro-Mechanics Company, Ltd. *	1,160	106,386
Samsung Electronics Company, Ltd.	2,537	1,732,728
Samsung Engineering Company, Ltd. *	600	55,342
Samsung Fire & Marine Insurance Company, Ltd.	820	140,043
Samsung Heavy Industries Company, Ltd. *	3,350	69,253
Samsung SDI Company, Ltd. *	660	83,574
Samsung Securities Company, Ltd.	990	53,408
Samsung Techwin Company, Ltd. *	677	52,489
Shinhan Financial Group Company, Ltd. *	8,575	318,421
Shinsegae Company, Ltd. *	303	139,870
SK Corp. *	719	54,731
SK Energy Company, Ltd. *	1,280	128,349
SK Networks Company, Ltd. *	3,090	27,939
SK Telecom Company, Ltd., ADR	3,498	56,877
SK Telecom Company, Ltd.	470	68,328
S-Oil Corp.	850	39,425
STX Pan Ocean Company, Ltd. *	3,650	35,517
STX Shipbuilding Company, Ltd. *	1,300	13,866
Taewoong Company, Ltd. *	440	28,154
Tong Yang Investment Bank	6	61
Woongjin Coway Company, Ltd. *	1,930	63,632
Woori Finance Holdings Company, Ltd. *	4,570	53,930
Woori Investment & Securities Company, Ltd.	2,910	41,311
Yuhan Corp. *	334	51,031

		9,571,228

Spain - 3.10%
Abertis Infraestructuras SA	7,043	158,927
Acciona SA	749	97,281
Acerinox SA	3,881	80,280
ACS Actividades SA	4,392	218,361
Banco Bilbao Vizcaya Argentaria SA	85,943	1,556,801
Banco de Sabadell SA	23,047	128,014
Banco de Valencia SA	2,611	19,873
Banco Popular Espanol SA	18,814	137,362
Banco Santander Central Hispano SA	186,427	3,062,976
Bankinter SA, ADR	6,779	68,904
Cintra Concesiones de Infraestructuras de Transporte SA	5,569	65,037
Corporacion Mapfre SA	14,532	60,719
Criteria Caixacorp SA	15,574	73,596
Enagas	3,245	71,820
Fomento de Construcciones SA	432	18,119
Gamesa Corporacion Tecnologica SA	4,854	81,371
Gas Natural SDG SA (a)	5,781	124,441
Gestevision Telecinco SA	416	6,072
Grifols SA	1,776	30,948
Iberdrola Renovables SA	21,843	104,068
Iberdrola SA (a)	84,910	808,296
Iberia Lineas Aereas de Espana SA *	6,193	16,781
Indra Sistemas SA	1,823	42,884
Industria de Diseno Textil SA	5,177	320,786
Mapfre SA *	322	1,232
Red Electrica De Espana	2,815	156,013
Repsol YPF SA (a)	17,051	455,245
Sacyr Vallehermoso SA *	1,013	11,548
Telefonica SA	97,110	2,706,606
Zardoya Otis SA	3,770	73,490
Zeltia SA *	175	960

		10,758,811

Sweden - 1.61%
Alfa Laval AB	4,804	66,127
Assa Abloy AB, Series B	8,099	155,089
Atlas Copco AB, Series A, ADR	16,641	243,188
Atlas Copco AB, Series B, ADR	10,222	132,599
Electrolux AB, Series B *	5,064	118,858
Ericsson (LM), B Shares	66,490	611,563
Getinge AB, Series B	2,912	55,262
Hennes & Mauritz AB, B shares	11,732	649,218
Holmen AB, Series B	371	9,463
Husqvarna AB, B Shares *	6,017	44,421
Investor AB, B shares	11,200	207,043
Loomis AB	1,539	16,798
Lundin Petroleum AB, Series A *	2,236	17,594
Nordea Bank AB	75,768	767,550
Sandvik AB	24,537	294,113
Scania AB, Series B	4,952	63,513
Securitas AB, Series B	3,499	34,149
Skandinaviska Enskilda Banken AB, Series A *	33,294	204,688
Skanska AB, Series B	9,559	162,662
SKF AB, B Shares	9,852	169,218
SSAB Svenskt Stal AB, Series A	2,022	34,185
SSAB Svenskt Stal AB, Series B	1,192	18,425
Svenska Cellulosa AB, B Shares	14,076	188,025
Svenska Handelsbanken AB, Series A	11,139	318,570
Swedbank AB, Class A	14,200	141,258
Swedish Match AB	6,653	145,435
Tele2 AB, Series B	3,680	56,377
Teliasonera AB	52,543	379,344
Volvo AB, Series A	5,103	43,198
Volvo AB, Series B	26,820	228,499

		5,576,432

Switzerland - 5.51%
ABB, Ltd. *	50,204	960,170
Actelion, Ltd. *	2,619	139,878
Adecco SA	3,079	169,989
Aryzta AG *	2,257	84,184
Baloise Holding AG	1,305	108,702
BKW FMB Energie AG	376	29,238
Compagnie Financiere Richemont SA	13,806	461,964
Credit Suisse Group AG	26,244	1,292,547
GAM Holding, Ltd.	5,595	68,082
Geberit AG, ADR	1,083	191,838
Givaudan AG	201	159,966

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Holcim, Ltd. *	6,266	$485,717
Julius Baer Group, Ltd.	5,595	195,409
Kuehne & Nagel International AG	1,411	136,493
Lindt & Spruengli AG-PC	25	53,697
Lindt & Spruengli AG-REG	3	73,722
Logitech International SA *	4,213	72,476
Lonza Group AG	1,192	83,596
Nestle SA	79,605	3,867,434
Nobel Biocare Holding AG, Series BR	2,901	97,090
Novartis AG	49,435	2,693,329
Pargesa Holding SA, ADR	791	69,271
Phonak Holding AG	1,149	138,937
Roche Holdings AG - Genusschein	16,714	2,843,322
Schindler Holding AG	1,382	106,022
Schindler Holding AG	494	37,451
Societe Generale de Surveillance Holdings AG	116	151,049
Straumann Holding AG	186	52,428
Swatch Group AG, BR shares	787	198,088
Swatch Group AG	1,185	56,661
Swiss Life Holding *	864	109,443
Swiss Re	9,134	437,618
Swisscom AG	614	234,148
Syngenta AG	2,139	599,384
UBS AG *	77,566	1,191,563
Unaxis Holding AG * (a)	694	21,030
Xstrata PLC *	42,103	741,590
Zurich Financial Services AG	3,341	726,422

		19,139,948

Taiwan - 2.07%
Acer Sertek, Inc.	53,371	159,443
Advanced Semiconductor Engineering, Inc.	82,940	74,195
Advantech Company, Ltd.	6,647	14,856
Asia Cement Corp.	32,745	35,273
Asia Optical Company, Inc.	79	175
Asustek Computer, Inc.	81,713	156,835
AU Optronics Corp.	163,827	197,676
BenQ Corp. *	33,048	20,553
Catcher Technology Company, Ltd.	8,184	22,695
Cathay Financial Holdings Company, Ltd. *	128,350	237,818
Chang Hwa Commercial Bank, Ltd.	68,000	32,187
Cheng Shin Rubber Industry Company, Ltd.	12,602	28,791
Cheng Uei Precision Industry Company, Ltd.	6,747	15,669
Chi Mei Optoelectronics Corp. *	102,648	71,639
China Airlines, Ltd. *	24,472	8,642
China Development Financial Holdings Corp. *	172,989	52,549
China Motor Company, Ltd. *	65	45
China Steel Corp.	216,037	221,982
Chinatrust Finance Holding Company, Ltd.	180,353	111,549
Chunghwa Picture Tubes, Ltd. *	164,000	20,901
Chunghwa Telecom Company, Ltd. *	115,704	214,791
CMC Magnetics Corp. *	18,000	4,622
Compal Communications, Inc.	5,512	7,498
Compal Electronics, Inc.	78,221	107,542
Delta Electronics, Inc.	32,331	100,565
D-Link Corp.	361	377
E.Sun Financial Holding Company, Ltd. *	39,304	16,261
Epistar Corp.	10,064	37,628
Eternal Chemical Company, Ltd.	13,687	14,392
EVA Airways Corp. *	21,476	9,385
Evergreen Marine Corp. *	25,000	13,881
Everlight Electronics Company, Ltd.	6,535	24,370
Far Eastern Department Stores Company, Ltd.	17,304	19,700
Far Eastern Textile, Ltd.	56,497	70,229
Far EasTone Telecommunications Company, Ltd.	16,159	19,237
First Financial Holding Company, Ltd.	86,824	53,524
Formosa Chemicals & Fibre Corp.	59,740	128,884
Formosa Petrochemical Corp.	24,720	63,439
Formosa Plastic Corp.	94,160	197,294
Formosa Taffeta Company, Ltd.	18,000	14,516
Foxconn Technology Company, Ltd.	12,978	49,934
Fubon Group Company, Ltd. *	96,000	116,971
Fuhwa Financial Holdings Company, Ltd.	150,130	109,421
HannStar Display Corp. *	105,031	27,096
High Tech Computer Corp.	14,511	165,150
Hon Hai Precision Industry Company, Ltd.	175,590	826,012
Hua Nan Financial Holdings Company, Ltd.	56,402	35,335
InnoLux Display Corp.	37,945	55,855
Inotera Memories, Inc. *	380	317
Inventec Appliances Corp.	813	866
Inventec Company, Ltd.	22,533	13,442
KGI Securities Company, Ltd.	30,000	17,664
Kinsus Interconnect Technology Corp.	1,035	2,753
Largan Precision Company, Ltd.	1,143	14,957
Lite-On Technology Corp.	46,270	69,192
Macronix International Company, Ltd.	47,677	27,068
MediaTek, Inc.	20,300	352,529
Mega Financial Holding Company, Ltd.	171,000	98,090
Mitac International	25,814	13,255
Mosel Vitelic, Inc. *	376	219
Motech Industries, Inc.	4,316	20,348
Nan Ya Plastics Corp.	111,240	201,404
Nan Ya Printed Circuit Board Corp.	1,154	4,387
Nanya Technology Corp. *	22,826	23,202
Novatek Microelectronics Corp., Ltd.	7,361	24,466
Pan-International Industrial Company, Ltd.	312	561
Polaris Securities Company, Ltd. *	29,282	17,296
Pou Chen Corp.	35,923	28,345
Powerchip Semiconductor Corp. *	177,963	21,928
Powertech Technology, Inc.	11,954	40,338
President Chain Store Corp.	12,496	29,685
Quanta Computer, Inc.	39,771	86,202
Realtek Semiconductor Corp.	5,767	16,926
Richtek Technology Corp.	2,310	23,446
Shin Kong Financial Holding Company, Ltd. *	89,901	37,061
Siliconware Precision Industries Company	63,855	85,783
SinoPac Holdings Company, Ltd. *	138,000	55,086
Synnex Technology International Corp.	21,598	46,652
Taishin Financial Holdings Company, Ltd. *	58,000	22,635
Taiwan Cellular Corp.	35,842	69,651
Taiwan Cement Corp.	55,397	58,593
Taiwan Cooperative Bank	35,650	22,280

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Taiwan Fertilizer Company, Ltd.	13,000	$45,983
Taiwan Glass Industrial Corp.	19,506	15,877
Taiwan Semiconductor Manufacturing Company, Ltd.	558,227	1,119,768
Tatung Company, Ltd. *	51,000	12,409
Teco Electric & Machinery Company, Ltd.	40,000	17,415
Transcend Information, Inc.	6,608	24,619
Tripod Technology Corp.	3,703	12,423
Tung Ho Steel Enterprise Corp.	17,132	18,461
U-Ming Marine Transport Corp.	10,000	20,208
Unimicron Technology Corp.	20,604	29,639
Uni-President Enterprises Corp.	63,000	77,276
United Microelectronics Corp. *	276,313	147,681
Vanguard International Semiconductor Corp.	126	63
Wafer Works Corp.	136	246
Walsin Lihwa Corp. *	28,000	10,400
Wan Hai Lines, Ltd. *	26,250	13,989
Wistron Corp.	30,531	58,965
Ya Hsin Industrial Company, Ltd. *	22,000	0
Yang Ming Marine Transport Corp.	31,044	11,710
Yulon Motor Company, Ltd.	17,510	20,473
Zinwell Corp.	904	1,731

		7,193,345

Thailand - 0.31%
Advanced Info Service PCL	16,600	43,068
Bangkok Bank PCL, Foreign Shares	18,300	63,980
Bangkok Bank PCL	6,300	9,096
Bank of Ayudhya PCL, Foreign Shares	99,000	66,561
Banpu PCL	4,100	71,187
BEC World PCL	25,900	19,110
C.P. Seven Eleven PCL	56,395	41,950
Charoen Pokphand Foods PCL	69,900	23,901
Electricity Generating PCL, Foreign Shares	800	1,896
Glow Energy PCL	13,200	13,065
IRPC PCL	214,900	28,232
Kasikornbank PCL - Foreign Shares	22,800	59,382
Kasikornbank PCL	11,700	29,728
Krung Thai Bank PCL	79,500	23,488
Land & Houses PCL, Foreign Shares	58,600	11,585
PTT Aromatics & Refining PCL	29,486	22,552
PTT Chemical PCL	7,797	17,306
PTT Exploration & Production PCL	24,200	106,701
PTT PCL - Foreign Shares	18,200	134,289
Siam Cement PCL - Foreign Shares	11,700	83,556
Siam City Cement PCL	1,800	12,687
Siam Commercial Bank PCL	25,500	66,351
Thai Oil PCL	33,400	42,827
TMB Bank PCL *	501,358	18,647
Total Access Communication PCL	70,600	78,350

		1,089,495

Turkey - 0.34%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	685	2,337
Akbank AS	18,545	117,298
Akcansa Cimento AS	635	2,817
Aksigorta AS	3,270	11,316
Anadolu Efes Biracilik ve Malt Sanayii AS	6,968	78,072
Asya Katilim Bankasi AS *	1,627	3,767
BIM Birlesik Magazalar AS	1,590	73,711
Coca-Cola Icecek AS	5,020	50,415
Dogan Sirketler Grubu Holdings AS	26,757	18,445
Enka Insaat ve Sanayi AS	12,615	58,023
Eregli Demir ve Celik Fabrikalari *	13,800	41,384
HACI Omer Sabanci Holdings, AS	14,710	56,592
Is Gayrimenkul Yatirim Ortakligi AS	2,702	2,978
KOC Holdings AS *	14,973	44,049
Tupras Turkiye Petrol Rafine AS	2,088	41,343
Turk Sise ve Cam Fabrikalari AS *	9,704	12,145
Turk Telekomunikasyon AS	9,035	27,500
Turkcell Iletisim Hizmetleri AS	13,561	95,431
Turkiye Garanti Bankasi AS	44,592	189,405
Turkiye Halk Bankasi AS	9,317	74,185
Turkiye Is Bankasi AS	21,726	91,569
Turkiye Vakiflar Bankasi Tao *	22,351	63,221
Yapi ve Kredi Bankasi AS *	13,970	30,659

		1,186,662

United Kingdom - 12.94%
3i Group PLC *	28,505	128,859
Admiral Group PLC	2,384	45,477
AMEC PLC	9,092	115,412
Anglo American PLC *	30,197	1,306,891
Antofagasta PLC	5,479	86,875
Associated British Foods PLC	9,452	125,434
AstraZeneca Group PLC	34,101	1,602,307
Astro All Asia Networks PLC, GDR	12,500	10,908
Autonomy Corp. PLC *	5,639	137,490
Aviva PLC	61,989	392,593
BAE Systems PLC	80,849	465,919
Barclays PLC	234,195	1,032,022
BG Group PLC	79,083	1,416,201
BHP Billiton PLC	52,040	1,662,299
BICC PLC	12,644	52,542
BP PLC	430,395	4,162,429
British Airways PLC * (a)	10,101	30,134
British American Tobacco PLC	48,090	1,560,069
British Land Company PLC	14,383	110,252
British Sky Broadcasting Group PLC	27,208	245,095
BT Group PLC	181,279	392,509
Bunzl PLC	6,347	68,808
Burberry Group PLC	6,045	57,957
Cable & Wireless PLC	61,515	138,929
Cadbury PLC	33,085	425,745
Cairn Energy PLC *	33,540	178,740
Capita Group PLC	14,886	179,552
Carnival PLC *	4,350	148,546
Carphone Warehouse Group PLC	5,890	17,755
Cattles PLC *	255	0
Centrica PLC	116,907	527,991
Cobham PLC	17,686	71,290
Compass Group PLC	43,677	311,952
Diageo PLC	59,191	1,032,254
Drax Group PLC	9,361	62,664

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Eurasian Natural Resources Corp.	3,860	$56,932
F&C Asset Management PLC	4,335	5,274
FirstGroup PLC	6,232	42,515
Fresnillo PLC	4,319	54,448
G4S PLC	33,582	140,349
GKN PLC *	37,290	69,458
GlaxoSmithKline PLC	121,951	2,583,308
Hammerson PLC	15,413	104,669
Home Retail Group PLC	14,560	66,370
HSBC Holdings PLC	405,260	4,624,962
ICAP PLC	8,381	58,081
Imperial Tobacco Group PLC	23,168	730,144
Inmarsat PLC	10,139	112,701
Intercontinental Hotels Group PLC	5,311	76,001
International Personal Finance PLC	84	279
International Power PLC	36,664	181,407
Invensys PLC	13,036	62,456
Investec PLC	5,275	36,161
J Sainsbury PLC	27,909	145,111
Johnson Matthey PLC	5,977	147,631
Kazakhmys PLC *	2,721	56,932
Kingfisher PLC	60,837	223,009
Ladbrokes PLC	204	449
Land Securities Group PLC	19,158	209,957
Legal & General Group PLC	147,161	189,386
Liberty International PLC	5,006	41,227
Lloyds TSB Group PLC *	882,339	708,336
London Stock Exchange Group PLC	2,110	24,413
Lonmin PLC, ADR *	3,285	101,986
Man Group PLC, ADR	30,604	150,543
Marks & Spencer Group PLC	34,711	225,182
National Express Group PLC (a)	10,386	31,895
National Grid PLC	55,907	611,125
Next Group PLC	5,027	167,599
Old Mutual PLC *	131,710	229,988
Pearson PLC	19,306	277,536
Pharmstandard *	4,240	86,878
Prudential PLC	62,485	636,539
Randgold Resources, Ltd.	1,788	142,068
Reckitt Benckiser PLC	14,373	778,698
Reed Elsevier PLC	26,202	215,165
Resolution, Ltd. *	39,015	56,329
Rexam PLC	13,172	61,542
Rio Tinto PLC	31,352	1,689,759
Rolls-Royce Group PLC *	43,490	339,390
Royal & Sun Alliance PLC	86,633	168,560
Royal Bank of Scotland Group PLC *	446,366	209,366
SABMiller PLC	20,945	614,202
Schroders PLC	1,369	29,222
Scottish & Southern Energy PLC	19,635	366,925
Segro PLC	11,211	61,884
Serco Group PLC	6,952	59,104
Severn Trent PLC	5,976	104,392
Smith & Nephew PLC	21,225	217,941
Smiths Group PLC	9,579	156,737
Standard Chartered PLC	45,864	1,148,553
Standard Life PLC	57,777	200,486
Tesco PLC	189,690	1,303,325
The Sage Group PLC	34,966	124,139
Thomas Cook Group PLC	6,975	25,904
Tomkins PLC	16,142	49,835
TUI Travel PLC	6,959	28,642
Tullow Oil PLC	18,743	390,865
Unilever PLC	30,900	989,084
United Utilities Group PLC	16,697	132,851
Vedanta Resources PLC	3,686	152,346
Vodafone Group PLC	1,205,746	2,792,147
Whitbread PLC	3,593	80,807
William Morrison Supermarket PLC	59,209	263,970
Wolseley PLC *	7,331	146,657
WPP PLC, SADR	26,936	263,026

		44,939,058

United States - 0.14%
HDFC Bank Ltd (a)	2,145	279,022
Southern Copper Corp.	264	8,688
Synthes AG	1,516	198,548

		486,258

TOTAL COMMON STOCKS (Cost $297,735,545)		$322,918,453

PREFERRED STOCKS - 2.50%
Brazil - 2.18%
AES Tiete SA	3,400	38,986
Banco Bradesco SA	35,150	760,730
Banco do Estado do Rio Grande do Sul SA (i)	10,916	91,095
Bradespar SA	4,600	100,293
Brasil Telecom SA *	10,204	99,026
Braskem SA, Class A *	4,100	33,516
Centrais Eletricas Brasileiras SA, Class B *	7,200	133,814
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Class A	2,523	94,671
Companhia de Bebidas das Americas	3,325	335,784
Companhia de Gas de Sao Paulo, Class A (i)	600	11,649
Companhia de Transmissao de Energia Eletrica Paulista	1,616	47,528
Companhia Energetica de Minas Gerais	8,572	155,262
Companhia Energetica de Sao Paulo, Class B *	2,583	35,391
Companhia Paranaense de Energia, Class B	1,700	36,391
Eletropaulo Metropolitana SA, Class B	4,286	84,342
Fertilizantes Fosfatados SA *	6,500	61,206
Gerdau SA	17,000	289,226
Investimentos Itau SA	52,223	351,606
Itau Unibanco Holding SA	48,653	1,101,047
Klabin SA (i)	16,000	48,033
Lojas Americanas SA	5,800	51,176
Metalurgica Gerdau SA (i)	5,500	109,041
Net Servicos de Comunicacao SA *	3,198	43,586
Petroleo Brasileiro SA	74,100	1,570,837
Suzano Papel e Celulose SA *	1,900	22,126
Tam SA *	1,749	38,887
Tele Norte Leste Participacoes SA	7,300	156,397
Telemar Norte Leste SA, Class A (i)	1,600	56,684

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Tim Participacoes SA	23,851	$70,944
Usinas Siderurgicas de Minas Gerais SA, Class A (i)	7,575	213,189
Vale SA, Class A	49,900	1,235,782
Vivo Participacoes SA	3,261	101,399

		7,579,644

Germany - 0.22%
Bayerische Motoren Werke (BMW) AG (i)	1,201	39,504
Henkel AG & Company KGaA (i)	4,443	231,314
Porsche Automobil Holding SE	2,289	143,771
RWE AG (i)	1,090	97,253
Volkswagen AG (i)	2,594	243,835

		755,677

Malaysia - 0.00%
Malaysian Airline System BHD *	2,300	463
Russia - 0.03%
Surgutneftegaz SADR (i)	21,410	102,768
South Korea - 0.07%
Hyundai Motor Company, Ltd. (i)	560	20,567
LG Electronics, Inc. (i)	780	33,377
Samsung Electronics Company, Ltd. (i)	440	198,844

		252,788

TOTAL PREFERRED STOCKS (Cost $5,024,835)		$8,691,340

WARRANTS - 0.00%

France - 0.00%
Fonciere Des Regions (Expiration Date 12/31/2010, Strike Price: EUR 65.00) *	505	426

Italy - 0.00%
Mediobanca SpA (Expiration Date 03/18/2011, Strike Price: EUR 9.00) *	12,275	3,044
UBI Banca SCPA (Expiration Date 06/30/2011, Strike Price: EUR 12.30) *	22,878	1,610

		4,654

Malaysia - 0.00%
IJM Land Berhad (Expiration Date 09/11/2013, Strike Price: MYR 1.35) *	1,395	562

Singapore - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date 07/23/2012, Strike Price: SGD 0.54) *	12,210	1,217

TOTAL WARRANTS (Cost $156)		$6,859

RIGHTS - 0.00%

Belgium - 0.00%
Fortis Group SA (Expiration Date 07/04/2014) *	60,690	0

Brazil - 0.00%

JBS SA (Expiration Date 01/29/2010, Strike Price: BRL 1739.80) *	22	0

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date 01/29/2010, Strike Price: JPY 1.00) *	6,534	1,800

TOTAL RIGHTS (Cost $0)		$1,800

SECURITIES LENDING COLLATERAL - 1.56%

United States - 1.56%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	539,822	5,403,352

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,403,564)		$5,403,352

SHORT TERM INVESTMENTS - 0.89%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class, 0.12%	$3,051,970	$3,051,970
Federated Prime Obligations Fund	28,191	28,187

TOTAL SHORT TERM INVESTMENTS (Cost $3,080,156)	$3,080,157

Total Investments (International Equity Index Trust B) (Cost $311,244,256) - 97.93%		$340,101,961
Other assets and liabilities, net - 2.07%		7,175,263

TOTAL NET ASSETS - 100.00%		$347,277,224

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	13.06%

International Oil	5.31%

Telecommunications Equipment & Services	4.78%

Mining	4.37%

Insurance	4.20%

International Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.70%

Australia - 8.19%
AGL Energy, Ltd.	80,691	1,015,012
Alumina, Ltd. *	439,971	722,471
Amcor, Ltd.	219,428	1,222,434
AMP, Ltd.	363,074	2,186,681
Aristocrat Leisure, Ltd.	70,243	250,728
Arrow Energy NL *	104,768	387,833
Asciano Group *	485,521	783,857
Australia and New Zealand Banking Group, Ltd.	447,421	9,103,138
Australian Stock Exchange, Ltd.	30,866	961,315
Axa Asia Pacific Holdings, Ltd.	183,482	1,079,588
Bendigo and Adelaide Bank, Ltd.	62,739	550,019
BHP Billiton, Ltd.	599,627	22,961,979
Billabong International, Ltd.	35,166	341,884
Bluescope Steel, Ltd.	328,744	907,142

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Boral, Ltd.	106,899	$564,890
Brambles, Ltd.	252,752	1,531,126
Caltex Australia, Ltd. *	24,340	201,975
CFS Gandel Retail Trust	311,104	526,890
Coca-Cola Amatil, Ltd.	100,333	1,033,909
Cochlear, Ltd.	10,106	624,036
Commonwealth Bank of Australia, Ltd.	271,362	13,232,201
Computershare, Ltd.	80,148	817,251
Crown, Ltd.	88,283	632,065
CSL, Ltd.	108,811	3,165,536
CSR, Ltd.	220,286	354,311
Dexus Property Group, REIT	844,778	637,889
Energy Resources of Australia, Ltd.	12,037	257,438
Fortescue Metals Group, Ltd. *	222,776	877,339
Foster’s Group, Ltd.	347,579	1,710,382
General Property Trust, Ltd.	1,543,253	828,811
Goodman Fielder, Ltd.	232,100	337,840
Goodman Group, Ltd. *	1,077,526	606,390
Harvey Norman Holding, Ltd.	95,768	359,605
Incitec Pivot, Ltd.	288,439	914,088
James Hardie Industries, Ltd. *	77,938	587,648
John Fairfax Holdings, Ltd. (a)	381,657	588,684
Leighton Holdings, Ltd. (a)	26,862	907,634
Lend Lease Corp.	78,376	714,196
Macquarie Airports, Ltd.	123,950	334,684
Macquarie Group, Ltd.	59,440	2,544,830
Macquarie Infrastructure Group	407,794	485,956
Metcash, Ltd.	137,910	551,999
Mirvac Group, Ltd.	455,248	633,333
National Australia Bank, Ltd.	374,418	9,110,785
Newcrest Mining, Ltd.	87,229	2,733,826
NRMA Insurance Group, Ltd.	373,480	1,337,771
Nufarm, Ltd.	30,947	302,344
OneSteel, Ltd.	239,047	711,139
Orica, Ltd.	64,764	1,501,141
Origin Energy, Ltd.	157,643	2,366,663
Oxiana, Ltd. *	562,785	588,476
Paladin Resources, Ltd. *	116,372	431,882
Qantas Airways, Ltd.	200,119	531,870
QBE Insurance Group, Ltd.	180,774	4,126,081
Rio Tinto, Ltd.	78,568	5,198,512
Santos, Ltd.	147,683	1,859,612
Sims Group, Ltd.	26,285	514,525
Sonic Healthcare, Ltd.	65,759	905,654
SP Ausnet	238,937	195,684
Stockland Company, Ltd.	411,533	1,446,200
Suncorp-Metway, Ltd.	226,708	1,750,567
TABCORP Holdings, Ltd.	108,851	674,983
Tattersall’s, Ltd.	217,547	474,563
Telstra Corp., Ltd.	793,192	2,430,792
Toll Holdings, Ltd.	119,140	928,438
Transurban Group, Ltd. *	208,143	1,031,092
Wesfarmers, Ltd.	27,396	761,686
Wesfarmers, Ltd.	181,226	5,038,572
Westfield Group	369,404	4,119,697
Westpac Banking Corp.	524,896	11,814,996
Woodside Petroleum, Ltd.	89,518	3,762,405
Woolworths, Ltd.	221,577	5,550,095
WorleyParsons, Ltd.	29,543	765,298

		152,002,366

Austria - 0.32%
Erste Bank der Oesterreichischen Sparkassen AG	33,762	1,251,458
Immoeast Immobilien Anlagen AG * (a)	74,489	408,365
Oesterreichische Elektrizitaets AG, Class A	13,892	588,979
OMV AG	27,046	1,184,387
Raiffeisen International Bank Holding AG (a)	9,761	552,488
Telekom Austria AG	58,057	828,913
Voestalpine AG	21,191	772,726
Wiener Staedtische Allgemeine Versicherung AG	6,924	355,541

		5,942,857

Belgium - 0.96%
Anheuser-Busch InBev NV	130,048	6,718,813
Belgacom SA	27,426	989,253
Colruyt SA	2,711	653,653
Compagnie Nationale A Portefeuille, ADR	5,950	317,313
Delhaize Group	18,135	1,389,010
Dexia SA *	95,334	599,701
Fortis Group SA *	402,810	1,492,354
Groupe Bruxelles Lambert SA	14,547	1,369,010
KBC Bancassurance Holding NV *	29,027	1,257,043
Mobistar SA	5,410	369,964
Solvay SA	10,690	1,152,453
UCB SA	18,184	761,474
Umicore	20,554	684,446

		17,754,487

Bermuda - 0.08%
Chinese Estates Holdings, Ltd.	126,804	215,600
SeaDrill, Ltd., GDR	50,336	1,275,031

		1,490,631

Bulgaria - 0.00%
BGP Holdings PLC *	1,690,087	3

China - 0.02%
Foxconn International Holdings, Ltd. *	382,000	438,792

Denmark - 0.86%
A P Moller Maersk AS, Series A	99	667,385
A P Moller Maersk AS	236	1,650,280
Carlsberg AS, B Shares	19,287	1,423,316
Coloplast AS	4,105	373,082
Danske Bank AS *	81,897	1,864,711
DSV AS, ADR *	37,710	676,533
H. Lundbeck AS	10,650	193,845
Novo Nordisk AS	77,835	4,980,102
Novozymes AS, B Shares	8,314	862,076
Topdanmark AS *	2,574	348,529
TrygVesta AS	4,291	283,253
Vestas Wind Systems AS *	36,728	2,247,284
William Demant Holdings AS *	4,252	320,408

		15,890,804

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland - 1.11%
Elisa Oyj, Class A	23,988	$548,019
Fortum Corp. Oyj	80,087	2,169,639
Kesko Oyj	11,925	393,319
Kone Corp. Oyj	27,712	1,184,415
Metso Oyj	23,003	808,766
Neste Oil Oyj (a)	23,115	409,942
Nokia AB Oyj	675,223	8,668,404
Nokian Renkaat Oyj (a)	19,134	464,250
Orion Oyj, Series B	16,100	346,673
Outokumpu Oyj	21,329	401,056
Pohjola Bank PLC	24,865	269,077
Rautaruukki Oyj	15,174	348,403
Sampo Oyj, Class A	75,750	1,838,423
Sanoma WSOY Oyj (a)	14,509	325,595
Stora Enso Oyj, Series R *	104,892	735,236
UPM-Kymmene Oyj	93,751	1,114,971
Wartsila Oyj Corp.	15,114	604,169

		20,630,357

France - 10.29%
Accor SA	25,771	1,399,979
Aeroports de Paris	5,353	430,579
Air France KLM *	24,358	379,784
Air Liquide SA	45,053	5,318,210
Alcatel-Lucent *	417,946	1,399,766
Alstom SA	36,443	2,532,004
Atos Origin SA *	8,171	372,036
AXA Group SA	303,283	7,172,716
BioMerieux SA	2,490	289,624
BNP Paribas SA	169,169	13,349,737
Bouygues SA	40,234	2,098,267
Bureau Veritas SA	8,811	456,411
Cap Gemini SA	26,316	1,191,996
Carrefour SA	114,386	5,499,614
Casino Guichard-Perrachon SA	9,941	890,913
Christian Dior SA	11,468	1,178,696
Cie Generale de Geophysique-Veritas *	25,858	551,517
CNP Assurances SA	6,695	648,199
Compagnie de Saint-Gobain SA	68,729	3,689,211
Compagnie Generale des Etablissements Michelin, Class B	26,143	2,005,309
Credit Agricole SA	165,775	2,890,064
Dassault Systemes SA	11,688	665,275
Eiffage SA	7,302	412,555
Electricite de France	42,710	2,541,476
Eramet	959	298,648
Essilor International SA	36,145	2,151,845
Eurazeo	4,985	347,866
European Aeronautic Defence &Space Company	73,452	1,467,249
Eutelsat Communications	17,820	571,731
Fonciere Des Regions	4,199	429,429
France Telecom SA	330,017	8,239,670
GDF Suez	222,049	9,633,320
Gecina SA	3,378	365,622
Groupe DANONE	99,155	6,038,468
Hermes International SA	9,515	1,265,652
ICADE	3,548	337,426
Iliad SA	2,932	349,299
Imerys SA	6,113	363,578
Ipsen SA	4,547	252,573
JC Decaux SA *	11,969	290,194
Klepierre SA	16,405	667,346
Lafarge SA	36,014	2,961,664
Lagardere SCA	21,279	858,622
Legrand SA, ADR	18,954	528,528
L’Oreal SA	43,161	4,791,946
LVMH Moet Hennessy SA	44,169	4,959,393
M6-Metropole Television	11,625	297,432
Natixis *	157,302	783,055
Neopost SA (a)	5,621	464,413
PagesJaunes Groupe SA (a)	22,798	253,800
Pernod-Ricard SA	35,665	3,061,315
PPR SA	13,691	1,640,577
PSA Peugeot Citroen SA *	27,430	918,926
Publicis Groupe SA	21,206	860,261
Renault Regie Nationale SA *	33,393	1,700,404
Safran SA	33,836	658,260
Sanofi-Aventis SA	188,040	14,739,838
Schneider Electric SA	42,092	4,876,437
SCOR SE	29,882	746,392
Societe BIC SA	4,806	332,633
Societe Des Autoroutes Paris-Rhin-Rhone *	4,076	312,221
Societe Generale	112,353	7,773,980
Societe Television Francaise 1	21,163	390,815
Sodexho	16,999	970,900
Suez Environnement SA	48,561	1,121,844
Technip SA	18,725	1,312,130
Thales SA	16,124	826,283
Total SA	377,404	24,184,635
Unibail-Rodamco SE, REIT	15,777	3,473,119
Vallourec SA	9,698	1,763,928
Veolia Environnement SA	68,165	2,241,405
Vinci SA	78,380	4,390,068
Vivendi SA	218,682	6,455,861

		191,084,939

Germany - 7.66%
Adidas-Salomon AG	34,891	1,883,824
Allianz SE	80,946	10,075,581
BASF SE	164,104	10,178,789
Bayer AG	147,750	11,808,936
Bayerische Motoren Werke (BMW) AG	59,697	2,713,919
Beiersdorf AG	15,903	1,045,171
Celesio AG	15,335	389,619
Commerzbank AG * (a)	127,800	1,071,507
Daimler AG	162,600	8,687,230
Deutsche Bank AG	106,765	7,525,090
Deutsche Boerse AG	35,159	2,923,166
Deutsche Lufthansa AG	41,284	693,097
Deutsche Post AG	152,558	2,935,402
Deutsche Postbank AG *	15,780	515,627
Deutsche Telekom AG	511,130	7,548,881
E.ON AG	339,641	14,179,219

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Fraport AG, ADR	6,614	$344,021
Fresenius AG	5,084	316,471
Fresenius Medical Care AG	34,448	1,823,959
Fresenius SE	14,527	1,038,202
GEA Group AG	28,170	627,173
Hannover Rueckversicherung AG *	10,872	510,324
Heidelbergcement AG	25,125	1,728,241
Henkel AG & Company KGaA	23,421	1,045,966
Hochtief AG	7,573	578,723
Infineon Technologies AG *	195,260	1,077,946
K&S AG	26,775	1,539,114
Linde AG	27,341	3,290,900
MAN SE	19,063	1,484,687
Merck KGaA	11,651	1,089,004
Metro AG	20,453	1,246,676
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	35,270	5,498,134
Puma AG	952	315,292
Qiagen AG * (a)	40,468	903,983
RWE AG	75,497	7,336,615
Salzgitter AG	7,043	688,454
SAP AG	154,716	7,297,017
Siemens AG	147,006	13,483,823
Solarworld AG (a)	15,107	331,050
Suedzucker AG	11,949	248,087
Thyssen Krupp AG	60,296	2,270,864
TUI AG *	24,962	208,232
United Internet AG *	22,670	299,799
Volkswagen AG (a)	7,906	874,563
Wacker Chemie AG	2,821	492,014

		142,164,392

Greece - 0.50%
Alpha Bank A.E. *	83,267	963,310
Bank of Cyprus PCL	100,487	700,440
Bank of Piraeus SA *	54,613	623,152
Coca-Cola Hellenic Bottling Company SA	32,941	750,459
EFG Eurobank Ergas SA *	58,240	645,909
Hellenic Petroleum SA	16,532	183,715
Hellenic Telecommunications Organization SA	44,187	646,962
Marfin Financial Group SA Holdings *	114,513	325,699
National Bank of Greece SA *	109,448	2,790,822
OPAP SA	40,262	881,421
Public Power Corp. SA *	20,915	386,026
Titan Cement Company SA	10,409	301,515

		9,199,430

Hong Kong - 2.28%
ASM Pacific Technology, Ltd.	35,400	332,739
Bank of East Asia, Ltd.	265,600	1,046,206
BOC Hong Kong Holdings, Ltd.	667,172	1,507,323
Cathay Pacific Airways, Ltd. *	213,218	400,562
Cheung Kong Holdings, Ltd.	251,000	3,231,589
Cheung Kong Infrastructure Holdings, Ltd.	81,228	308,303
CLP Holdings, Ltd.	369,000	2,493,309
Esprit Holdings, Ltd.	207,178	1,363,541
Hang Lung Group, Ltd.	144,000	711,463
Hang Lung Properties, Ltd.	373,674	1,459,931
Hang Seng Bank, Ltd.	137,881	2,026,657
Henderson Land Development Company, Ltd.	193,489	1,446,638
Hong Kong & China Gas Company, Ltd.	714,227	1,783,210
Hong Kong Aircraft Engineering Company, Ltd.	12,000	155,158
Hong Kong Electric Holdings, Ltd.	249,918	1,356,315
Hong Kong Exchanges & Clearing, Ltd.	184,300	3,280,983
Hopewell Holdings, Ltd.	103,000	331,842
Hutchison Whampoa, Ltd.	384,000	2,628,529
Hysan Development Company, Ltd.	113,000	319,966
Kerry Properties, Ltd.	128,703	649,861
Li & Fung, Ltd.	406,000	1,663,113
Lifestyle International Holdings, Ltd.	105,000	194,754
Link, REIT	390,747	990,342
Mongolia Energy Company, Ltd. *	545,155	276,668
MTR Corp., Ltd.	255,233	875,175
New World Development Company, Ltd.	451,815	922,134
Noble Group, Ltd.	244,000	559,029
NWS Holdings, Ltd.	148,000	272,938
Orient Overseas International, Ltd.	39,500	183,852
PCCW, Ltd. *	672,000	162,614
Shangri-La Asia, Ltd.	234,000	437,693
Sino Land Company, Ltd.	306,316	594,494
Sun Hung Kai Properties, Ltd.	254,000	3,768,964
Swire Pacific, Ltd., Class A	138,837	1,679,067
Television Broadcasting Company, Ltd.	51,819	248,311
Wharf Holdings, Ltd.	248,373	1,420,220
Wheelock and Company, Ltd.	165,000	506,297
Wing Hang Bank, Ltd.	32,064	297,942
Yue Yuen Industrial Holdings, Ltd.	118,933	345,020

		42,232,752

Ireland - 0.46%
CRH PLC	124,796	3,380,433
Elan Corp. PLC *	89,452	559,877
Experian Group, Ltd.	184,896	1,827,813
Kerry Group PLC	25,237	743,887
Shire PLC	101,020	1,975,525

		8,487,535

Italy - 3.32%
A2A SpA	197,703	413,814
Assicurazioni Generali SpA	208,622	5,593,388
Autogrill SpA *	18,348	230,767
Autostrade SpA	46,442	1,207,220
Banca Carige SpA	116,545	310,158
Banca Intesa SpA - Non convertible	168,128	561,501
Banca Monte dei Paschi Siena SpA	396,157	693,641
Banca Popolare di Milano SpA	71,089	504,308
Banche Popolari Unite SpA	103,715	1,485,645
Banco Popolare Societa Cooperativa *	115,480	864,396
Enel SpA	1,186,815	6,891,729
Eni SpA	465,161	11,842,574
Exor SpA	13,003	251,459
Fiat SpA *	137,854	2,006,299
Finmeccanica SpA	72,969	1,163,732
Fondiaria-Sai SpA	11,222	177,408

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Intesa Sanpaolo SpA *	1,388,700	$6,222,252
Italcementi SpA	12,774	174,476
Luxottica Group SpA	20,891	541,176
Mediaset SpA	127,787	1,044,127
Mediobanca SpA *	85,586	1,015,474
Mediolanum SpA (a)	39,490	245,209
Parmalat SpA	307,014	860,280
Pirelli & Company SpA *	471,755	281,614
Prysmian SpA	17,928	313,824
Saipem SpA	47,736	1,639,864
Snam Rete Gas SpA	270,443	1,344,831
Telecom Italia SpA	1,809,435	2,806,318
Telecom Italia SpA	1,086,518	1,199,125
Terna SpA	234,499	1,009,000
UniCredit Italiano SpA *	2,567,692	8,541,117
Unipol Gruppo Finanziario SpA, ADR *	133,409	182,128

		61,618,854

Japan - 20.32%
ABC-MART, Inc.	4,500	125,052
Acom Company, Ltd. (a)	7,190	109,064
Advantest Corp.	28,800	748,261
AEON Company, Ltd.	115,500	933,894
AEON Credit Service Company, Ltd.	14,100	135,479
Aeon Mall Company, Ltd.	14,700	284,463
Aioi Insurance Company, Ltd.	89,000	425,513
Air Water, Inc.	25,000	294,355
Aisin Seiki Company	34,500	986,063
Ajinomoto Company, Inc.	120,000	1,129,724
Alfresa Holdings Corp.	6,676	264,312
All Nippon Airways Company, Ltd.	148,000	401,158
Amada Company, Ltd.	62,000	384,779
Aozora Bank, Ltd.	134,000	141,599
Asahi Breweries, Ltd.	69,800	1,280,067
Asahi Glass Company, Ltd.	182,000	1,704,947
Asahi Kasei Corp.	228,000	1,139,320
ASICS Corp.	29,000	259,644
Astellas Pharmaceuticals, Inc.	81,800	3,046,941
Bank of Kyoto, Ltd.	56,000	451,921
Benesse Corp.	13,400	560,365
Bridgestone Corp.	110,000	1,927,674
Brother Industries, Ltd.	40,000	456,961
Canon Sales Company, Inc.	12,300	180,630
Canon, Inc.	192,400	8,133,722
Casio Computer Company, Ltd.	42,800	340,280
Central Japan Railway Company, Ltd.	271	1,807,790
Chiba Bank, Ltd.	137,000	817,563
Chiyoda Corp.	28,000	212,876
Chubu Electric Power Company, Inc.	119,400	2,845,393
Chugai Pharmaceutical Company, Ltd.	40,400	752,669
Chugoku Bank, Ltd.	32,000	394,670
Chugoku Electric Power Company, Inc.	50,200	957,344
Citizen Watch Company, Ltd.	51,400	292,437
Coca-Cola West Japan Company, Ltd.	9,923	174,510
Cosmo Oil Company, Ltd.	107,000	223,979
Credit Saison Company, Ltd.	28,400	317,952
Dai Nippon Printing Company, Ltd.	101,000	1,273,500
Daicel Chemical Industries, Ltd.	49,466	288,830
Daido Steel Company, Ltd.	51,000	188,302
Daihatsu Motor Company, Ltd.	35,000	348,321
Daiichi Sankyo Company, Ltd.	121,400	2,540,079
Daikin Industries, Ltd.	42,300	1,650,875
Dainippon Sumitomo Pharma Company, Ltd.	28,900	301,803
Daito Trust Construction Company, Ltd.	14,100	664,897
Daiwa House Industry Company, Ltd.	92,000	984,379
Daiwa Securities Group, Inc.	292,000	1,463,861
Dena Company, Ltd.	48	282,220
Denki Kagaku Kogyo Kabushiki Kaisha	87,000	389,059
Denso Corp.	87,700	2,628,388
Dentsu, Inc. (a)	30,100	692,717
Dowa Mining Company, Ltd.	46,466	257,891
East Japan Railway Company	61,300	3,868,024
Eisai Company, Ltd.	45,500	1,667,870
Electric Power Development Company, Ltd.	24,000	680,571
Elpida Memory, Inc. *	31,600	515,442
FamilyMart Company, Ltd.	10,600	312,397
Fanuc, Ltd.	34,500	3,207,994
Fast Retailing Company, Ltd.	8,600	1,605,090
Fuji Electric Holdings Company, Ltd.	101,000	174,317
Fuji Heavy Industries, Ltd.	113,000	548,387
Fuji Photo Film Company, Ltd.	82,800	2,473,638
Fuji Television Network, Inc.	85	117,270
Fujitsu, Ltd.	336,000	2,160,812
Fukuoka Financial Group, Inc.	140,000	485,828
Furukawa Electric Company, Ltd.	114,638	477,083
GS Yuasa Corp. (a)	66,000	484,380
Hakuhodo DY Holdings, Inc.	4,200	202,813
Hankyu Hanshin Holdings, Inc.	206,000	914,556
Hino Motors, Ltd.	47,000	162,897
Hirose Electric Company, Ltd.	5,400	562,834
Hisamitsu Pharmaceutical Company, Inc.	12,000	387,170
Hitachi Chemical, Ltd.	18,800	378,439
Hitachi Construction Machinery Company, Ltd.	19,400	505,694
Hitachi High-Technologies Corp.	12,400	243,621
Hitachi Metals, Ltd.	30,000	285,664
Hitachi, Ltd.	607,000	1,859,132
Hokkaido Electric Power Company, Inc.	33,000	598,864
Hokuhoku Financial Group, Inc.	226,000	459,849
Hokuriku Electric Power Company	33,800	735,489
Honda Motor Company, Ltd.	297,700	10,065,851
Hoya Corp.	74,500	1,975,052
Ibiden Company, Ltd.	23,100	822,679
Idemitsu Kosan Company, Ltd.	4,000	231,676
Inpex Holdings, Inc.	149	1,118,316
Isetan Mitsukoshi Holdings, Ltd.	62,900	566,815
Ishikawajima-Harima Heavy Industries Company, Ltd.	238,000	377,261
Isuzu Motors, Ltd.	214,000	399,753
ITO EN, Ltd. (a)	11,494	172,384
Itochu Corp.	271,000	1,992,773
Itochu Techno-Science Corp.	5,400	144,514
Iyo Bank, Ltd.	44,000	356,153
J Front Retailing Company, Ltd.	87,000	383,327

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
JAFCO Company, Ltd. *	5,700	$137,007
Japan Airlines System Corp. *	163,000	117,236
Japan Petroleum Exploration Company, Ltd.	5,200	228,299
Japan Prime Realty Investment Corp., REIT	101	209,126
Japan Real Estate Investment Corp., REIT	80	587,212
Japan Retail Fund Investment Corp., REIT	63	281,981
Japan Tobacco, Inc.	811	2,736,443
JFE Holdings, Inc.	88,600	3,489,063
JGC Corp.	37,000	681,137
Joyo Bank, Ltd.	119,000	475,159
JS Group Corp.	45,200	777,687
JSR Corp.	32,300	654,748
Jupiter Telecommunications Company, Ltd.	438	433,935
Kajima Corp.	153,000	307,114
Kamigumi Company, Ltd.	47,000	341,518
Kaneka Corp.	53,171	337,323
Kansai Electric Power Company, Ltd.	137,700	3,103,888
Kansai Paint Company, Ltd.	39,000	323,827
Kao Corp.	97,400	2,273,796
Kawasaki Heavy Industries, Ltd.	256,000	645,308
Kawasaki Kisen Kaisha, Ltd.	109,000	308,873
KDDI Corp.	526	2,773,799
Keihin Electric Express Railway Company, Ltd.	80,000	586,002
Keio Corp.	104,000	626,560
Keisei Electric Railway Company, Ltd.	50,000	273,237
Keyence Corp.	7,500	1,546,208
Kikkoman Corp.	30,000	366,507
Kinden Corp.	24,409	205,574
Kintetsu Corp.	293,000	970,274
Kirin Brewery Company, Ltd.	151,000	2,407,266
Kobe Steel Company, Ltd.	449,000	813,229
Koito Manufacturing Company, Ltd.	17,000	270,829
Komatsu, Ltd.	171,100	3,567,095
Konami Corp.	16,800	299,599
Konica Minolta Holdings, Inc.	86,500	887,154
Koyo Seiko Company, Ltd.	34,800	444,707
Kubota Corp.	197,000	1,811,579
Kuraray Company, Ltd.	62,000	725,741
Kurita Water Industries, Ltd.	20,400	637,370
Kyocera Corp.	29,300	2,584,071
Kyowa Hakko Kogyo Company, Ltd.	47,000	494,451
Kyushu Electric Power Company, Inc.	68,400	1,406,682
Lawson, Inc.	11,700	515,441
Mabuchi Motor Company, Ltd.	5,100	250,742
Makita Corp.	20,200	687,322
Marubeni Corp.	298,000	1,622,304
Marui Company, Ltd.	40,200	246,417
Maruichi Steel Tube, Ltd.	6,800	135,839
Matsui Securities Company, Ltd.	21,800	151,586
Matsushita Electric Industrial Company, Ltd.	353,800	5,059,546
Matsushita Electric Works, Ltd.	68,000	817,478
Mazda Motor Corp.	263,000	601,323
McDonald’s Holdings Company, Ltd.	12,000	229,008
Mediceo Holdings Company, Ltd.	26,410	326,090
MEIJI Holdings Company, Ltd. *	12,400	466,448
Minebea Company, Ltd.	65,000	351,635
Mitsubishi Chemical Holdings Corp., ADR	217,500	916,562
Mitsubishi Corp.	227,300	5,651,324
Mitsubishi Electric Corp.	348,000	2,569,301
Mitsubishi Estate Company, Ltd.	213,000	3,378,493
Mitsubishi Gas & Chemicals Company, Inc.	70,171	352,415
Mitsubishi Heavy Industries, Ltd.	547,000	1,920,869
Mitsubishi Logistics Corp.	21,057	246,442
Mitsubishi Materials Corp.	196,000	479,938
Mitsubishi Motors Corp. * (a)	649,000	894,293
Mitsubishi Rayon Company, Ltd.	92,000	368,099
Mitsubishi UFJ Financial Group, Inc.	1,873,100	9,171,051
Mitsubishi UFJ Lease & Finance Company, Ltd.	10,500	314,958
Mitsui & Company, Ltd.	312,600	4,425,513
Mitsui Chemicals, Inc.	107,000	275,154
Mitsui Engineering & Shipbuilding Company, Ltd. (a)	135,000	322,869
Mitsui Fudosan Company, Ltd.	151,000	2,535,714
Mitsui Mining & Smelting Company, Ltd.	103,000	266,565
Mitsui O.S.K. Lines, Ltd.	207,000	1,086,606
Mitsui Sumitomo Insurance Group Holdings, Inc.	76,000	1,928,847
Mitsui Trust Holdings, Inc.	177,000	590,747
Mitsumi Electric Company, Ltd.	15,000	263,945
Mizuho Financial Group, Inc.	2,440,700	4,367,195
Mizuho Trust & Banking Company, Ltd. (a)	272,000	252,205
Murata Manufacturing Company, Ltd.	38,600	1,905,914
Namco Bandai Holdings, Inc.	36,100	343,488
NEC Corp.	348,000	896,408
NGK Insulators, Ltd.	46,000	1,000,916
NGK Spark Plug Company, Ltd.	29,000	326,483
NHK Spring Company, Ltd.	29,000	268,921
Nidec Corp.	19,600	1,802,223
Nikon Corp.	58,000	1,143,913
Nintendo Company, Ltd.	17,900	4,243,486
Nippon Building Fund, Inc., REIT	93	704,578
Nippon Electric Glass Company, Ltd.	63,000	859,439
Nippon Express Company, Ltd.	153,000	625,804
Nippon Meat Packers, Inc.	32,762	376,431
Nippon Mining Holdings, Inc.	159,000	680,720
Nippon Oil Corp.	224,000	1,037,075
Nippon Paper Group, Inc.	16,800	428,743
Nippon Sheet Glass Company, Ltd.	115,000	328,956
Nippon Steel Corp.	920,000	3,719,492
Nippon Telegraph & Telephone Corp.	93,700	3,685,693
Nippon Yusen Kabushiki Kaisha	200,000	611,927
NIPPONKOA Insurance Company, Ltd.	118,000	667,410
Nishi-Nippon City Bank, Ltd.	122,000	298,027
Nissan Chemical Industries, Ltd.	25,000	356,007
Nissan Motor Company, Ltd. *	448,300	3,918,141
Nissay Dowa General Insurance Company, Ltd.	32,000	152,496
Nissha Printing Company, Ltd.	4,800	236,088
Nisshin Seifun Group, Inc.	34,000	456,667
Nisshin Steel Company	126,000	222,807
Nisshinbo Industries, Inc.	23,409	214,328
Nissin Food Products Company, Ltd.	12,600	410,521

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nitori Company, Ltd.	6,700	$498,535
Nitto Denko Corp.	29,800	1,061,946
NOK Corp.	20,300	280,145
Nomura Holdings, Inc.	637,300	4,696,627
Nomura Real Estate Holdings, Inc.	16,600	245,103
Nomura Real Estate Office Fund, Inc.	50	271,033
Nomura Research Institute, Ltd.	18,300	358,444
NSK, Ltd.	84,285	618,596
NTN Corp.	85,000	381,818
NTT Data Corp.	228	704,094
NTT DoCoMo, Inc.	2,773	3,862,845
NTT Urban Development Corp.	208	137,914
Obayashi Corp.	117,000	398,183
OBIC Company, Ltd.	1,260	205,556
Odakyu Electric Railway Company, Ltd.	113,000	865,934
Oji Paper Company, Ltd.	154,000	641,454
Olympus Optical Company, Ltd.	39,100	1,256,340
Omron Corp.	36,600	652,909
Ono Pharmaceutical Company, Ltd.	15,300	653,736
Oracle Corp. - Japan	6,900	285,848
Oriental Land Company, Ltd.	9,000	590,955
ORIX Corp.	18,880	1,283,945
Osaka Gas Company, Ltd.	350,000	1,179,198
Otsuka Corp.	2,900	143,773
Rakuten, Inc.	1,298	986,611
Resona Holdings, Inc.	87,600	884,571
Ricoh Company, Ltd.	121,000	1,706,590
Rinnai Corp.	6,800	327,045
Rohm Company, Ltd.	17,700	1,149,411
SANKYO Company, Ltd.	9,700	483,197
Santen Pharmaceutical Company, Ltd.	13,300	425,265
Sanyo Electric Company, Ltd. * (a)	304,000	558,087
Sapporo Hokuyo Holdings, Inc.	54,000	195,349
Sapporo Holdings, Ltd. (a)	46,000	250,554
SBI Holdings, Inc.	3,023	537,286
Secom Company, Ltd.	37,900	1,792,668
Sega Sammy Holdings, Inc.	33,200	395,682
Seiko Epson Corp.	25,222	404,673
Sekisui Chemical Company, Ltd.	78,000	482,282
Sekisui House, Ltd.	92,000	825,168
Senshu Ikeda Holdings, Inc. * (a)	85,700	311,697
Seven & I Holdings Company, Ltd.	138,900	2,819,267
Seven Bank, Ltd.	99	196,626
Sharp Corp.	180,000	2,264,967
Shikoku Electric Power Company, Inc.	32,200	830,577
Shimadzu Corp.	45,000	298,335
Shimamura Company, Ltd.	4,000	380,519
Shimano, Inc.	12,100	484,290
Shimizu Corp.	107,000	383,575
Shin-Etsu Chemical Company, Ltd.	74,000	4,171,048
Shinko Electric Industries Company, Ltd.	12,200	175,826
Shinko Securities Company, Ltd.	103,000	308,297
Shinsei Bank, Ltd. *	167,000	180,987
Shionogi & Company, Ltd.	54,000	1,167,834
Shiseido Company, Ltd.	63,000	1,207,501
Shizuoka Bank, Ltd.	109,000	944,596
Showa Denko K.K.	214,161	427,096
Showa Shell Sekiyu K.K. (a)	33,955	276,269
SMC Corp.	9,700	1,096,378
Softbank Corp.	136,400	3,188,052
Sojitz Holdings Corp.	222,500	417,960
Sompo Japan Insurance, Inc.	160,000	1,018,218
Sony Corp.	181,100	5,249,451
Sony Financial Holdings, Inc.	157	409,471
Square Enix Company, Ltd.	11,400	239,149
Stanley Electric Corp.	25,500	512,801
Sumco Corp.	20,900	367,612
Sumitomo Chemical Company, Ltd.	284,000	1,239,562
Sumitomo Corp.	202,900	2,042,202
Sumitomo Electric Industries, Ltd.	136,000	1,685,684
Sumitomo Heavy Industries, Ltd.	103,990	524,858
Sumitomo Metal Industries, Ltd.	607,000	1,618,305
Sumitomo Metal Mining Company, Ltd.	94,000	1,385,696
Sumitomo Mitsui Financial Group, Inc.	163,700	4,667,021
Sumitomo Realty &Development Company, Ltd.	69,000	1,294,129
Sumitomo Rubber Industries, Inc.	30,800	265,134
Sumitomo Trust & Banking Company, Ltd.	257,000	1,249,384
Suruga Bank, Ltd.	38,000	329,612
Suzuken Company, Ltd.	12,700	415,883
Suzuki Motor Corp.	63,700	1,564,162
Sysmex Corp.	6,000	313,162
T&D Holdings, Inc.	42,000	856,020
Taiheiyo Cement Corp.	154,000	175,242
Taisei Corp.	177,000	303,030
Taisho Pharmaceuticals Company, Ltd.	23,000	393,515
Taiyo Nippon Sanso Corp.	51,000	540,911
Takashimaya Company, Ltd.	53,819	340,381
Takeda Pharmaceutical Company, Ltd.	135,300	5,554,831
Tanabe Seiyaku Company, Ltd.	40,000	497,456
TDK Corp.	21,000	1,280,505
Teijin, Ltd.	169,000	543,203
Terumo Corp.	30,400	1,819,308
The 77th Bank, Ltd.	62,000	328,105
The Bank of Yokohama, Ltd.	221,000	1,000,833
The Gunma Bank, Ltd.	71,000	360,518
The Hachijuni Bank, Ltd.	73,000	424,670
The Hiroshima Bank, Ltd.	90,000	344,904
The Japan Steel Works, Ltd.	60,000	754,489
The Tokyo Electric Power Company, Ltd.	219,500	5,501,914
THK Company, Ltd.	21,700	383,311
Tobu Railway Company, Ltd.	147,000	766,257
Toho Company, Ltd.	20,433	331,070
Toho Gas Company, Ltd.	81,000	429,584
Tohoku Electric Power Company, Inc.	77,100	1,523,973
Tokio Marine Holdings, Inc.	130,600	3,544,933
Tokuyama Corp.	52,000	289,770
Tokyo Electron, Ltd.	30,900	1,975,842
Tokyo Gas Company, Ltd.	416,000	1,658,361
Tokyo Steel Manufacturing Company, Ltd.	18,200	204,754
Tokyo Tatemono Company, Ltd.	52,000	197,592
Tokyu Corp.	205,000	815,891

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tokyu Land Corp.	82,000	$301,008
TonenGeneral Sekiyu K.K.	51,000	424,964
Toppan Printing Company, Ltd.	101,000	817,095
Toray Industries, Inc.	240,000	1,293,162
Toshiba Corp.	708,000	3,904,595
Tosoh Corp.	92,228	253,826
Toto, Ltd.	47,000	297,332
Toyo Seikan Kaisha, Ltd.	27,300	413,095
Toyo Suisan Kaisha, Ltd.	16,000	366,757
Toyoda Gosei Company, Ltd.	11,734	353,124
Toyota Boshoku Corp.	11,800	262,155
Toyota Industries Corp.	32,300	958,988
Toyota Motor Corp.	523,600	21,999,503
Toyota Tsusho Corp.	38,300	564,794
Trend Micro, Inc.	19,000	722,091
Tsumura & Company, Ltd.	10,800	347,847
Ube Industries, Ltd.	182,000	498,335
UNI Charm Corp.	7,500	702,126
UNY Company, Ltd.	32,200	225,022
Ushio, Inc.	20,100	334,616
USS Company, Ltd.	4,123	250,370
West Japan Railway Company, Ltd.	307	1,027,620
Yahoo Japan Corp.	2,619	782,892
Yakult Honsha Company, Ltd.	17,457	525,588
Yamada Denki Company, Ltd.	15,650	1,051,666
Yamaguchi Financial Group, Inc.	38,000	351,651
Yamaha Corp.	28,500	339,054
Yamaha Motor Company, Ltd.	38,700	485,988
Yamato Kogyo Company, Ltd.	7,800	252,360
Yamato Transport Company, Ltd.	70,000	967,886
Yamazaki Baking Company, Ltd.	22,000	260,383
YASKAWA Electric Corp.	43,000	358,114
Yokogawa Electric Corp.	41,214	360,628

		377,191,543

Luxembourg - 0.59%
ArcelorMittal	154,790	7,020,488
Millicom International Cellular SA, ADR	13,637	1,011,145
SES, ADR	51,032	1,144,307
Tenaris SA	85,141	1,820,372

		10,996,312

Netherlands - 4.47%
Aegon NV *	281,711	1,795,303
Akzo Nobel NV	41,769	2,753,107
ASML Holding NV	77,761	2,644,883
Corio NV	9,638	658,255
Fugro NV	11,741	670,492
Heineken Holding NV	19,880	832,912
Heineken NV	44,172	2,093,025
ING Groep NV *	650,201	6,285,606
Koninklijke (Royal) Philips Electronics NV	175,329	5,191,497
Koninklijke Ahold NV	214,900	2,851,069
Koninklijke Boskalis Westinster NV	10,055	387,223
Koninklijke DSM NV	27,804	1,363,269
Koninklijke KPN NV	298,539	5,063,736
Koninklijke Vopak NV	5,579	440,773
Randstad Holdings NV *	18,342	906,903
Reed Elsevier NV	130,478	1,600,970
Royal Dutch Shell PLC, A Shares	633,500	19,127,064
Royal Dutch Shell PLC, B Shares	481,657	14,035,549
SBM Offshore NV	27,024	528,781
STMicroelectronics NV	123,098	1,116,191
TNT Post Group NV	66,536	2,036,590
Unilever NV	293,710	9,570,612
Wolters Kluwer NV	50,153	1,099,263

		83,053,073

New Zealand - 0.10%
Auckland International Airport, Ltd.	154,634	226,079
Contact Energy, Ltd.	54,155	241,141
Fletcher Building, Ltd.	108,986	628,987
Sky City Entertainment Group, Ltd.	103,692	247,550
Telecom Corp. of New Zealand, Ltd.	333,344	603,476

		1,947,233

Norway - 0.72%
Den Norske Bank ASA *	160,000	1,736,895
Norsk Hydro ASA *	123,823	1,029,321
Orkla ASA	139,208	1,358,287
Renewable Energy Corp. AS * (a)	59,843	457,826
StatoilHydro ASA	202,500	5,051,114
Telenor ASA *	151,400	2,123,646
Yara International ASA	34,150	1,546,301

		13,303,390

Portugal - 0.31%
Banco Comercial dos Acores SA	423,226	507,951
Banco Espirito Santo SA	94,659	615,268
Brisa Auto Estrada, SA	32,455	331,624
Cimpor-Cimentos De Portugal SA	42,408	390,762
EDP Renovaveis SA *	39,320	371,693
Electricidade de Portugal SA	329,648	1,459,020
Galp Energia SGPS SA	27,809	478,722
Jeronimo Martins, SGPS SA	39,712	395,001
Portugal Telecom, SGPS, SA	105,068	1,277,261

		5,827,302

Singapore - 1.40%
Ascendas, REIT *	270,000	422,832
Capitaland, Ltd.	459,000	1,359,546
CapitaMall Trust *	401,000	508,470
City Developments, Ltd.	90,000	734,159
ComfortDelGro Corp., Ltd.	338,000	393,033
Cosco Corp. Singapore, Ltd.	182,000	152,829
DBS Group Holdings, Ltd.	309,000	3,359,724
Fraser and Neave, Ltd.	175,000	520,037
Genting International PLC *	834,000	763,812
Golden Agri-Resources, Ltd. *	1,203,520	433,327
Jardine Cycle and Carriage, Ltd.	22,000	419,813
Keppel Corp., Ltd.	230,000	1,338,302
Neptune Orient Lines, Ltd.	163,000	189,758
Olam International, Ltd. (a)	215,000	402,647
Oversea-Chinese Banking Corp., Ltd.	451,000	2,903,144
SembCorp Industries, Ltd.	177,000	462,258

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
SembCorp Marine, Ltd.	149,000	$388,285
Singapore Airlines, Ltd.	96,000	1,013,611
Singapore Exchange, Ltd.	154,000	907,789
Singapore Press Holdings, Ltd.	287,000	745,887
Singapore Technologies Engineering, Ltd.	244,000	560,872
Singapore Telecommunications, Ltd.	1,436,000	3,162,320
StarHub, Ltd.	108,000	164,502
United Overseas Bank, Ltd.	220,000	3,061,633
UOL Group, Ltd.	93,000	266,852
Wilmar International, Ltd.	230,000	1,043,804
Yangzijiang Shipbuilding Holdings, Ltd.	294,000	251,339

		25,930,585

Spain - 4.50%
Abertis Infraestructuras SA	50,762	1,145,454
Acciona SA	4,583	595,247
Acerinox SA (a)	25,218	521,643
ACS Actividades SA	25,853	1,285,358
Banco Bilbao Vizcaya Argentaria SA	636,163	11,523,672
Banco de Sabadell SA	162,271	901,327
Banco de Valencia SA (a)	38,409	292,340
Banco Popular Espanol SA	156,240	1,140,713
Banco Santander Central Hispano SA	1,457,153	23,940,868
Bankinter SA, ADR	51,228	520,696
Cintra Concesiones de Infraestructuras de Transporte SA Transporte SA	76,341	891,540
Corporacion Mapfre SA	129,069	539,292
Criteria Caixacorp SA	151,583	716,317
Enagas	32,283	714,503
Fomento de Construcciones SA	6,886	288,817
Gamesa Corporacion Tecnologica SA	32,900	551,523
Gas Natural SDG SA (a)	40,367	868,934
Gestevision Telecinco SA	17,788	259,639
Grifols SA	23,049	401,642
Iberdrola Renovables SA	152,319	725,700
Iberdrola SA (a)	662,903	6,310,470
Iberia Lineas Aereas de Espana SA *	85,922	232,823
Indra Sistemas SA	17,756	417,693
Industria de Diseno Textil SA	39,336	2,437,403
Red Electrica De Espana	19,511	1,081,337
Repsol YPF SA	132,074	3,526,250
Sacyr Vallehermoso SA * (a)	16,496	188,059
Telefonica SA	756,573	21,086,862
Zardoya Otis SA	24,001	467,863

		83,573,985

Sweden - 2.44%
Alfa Laval AB	61,936	852,549
Assa Abloy AB, Series B	56,267	1,077,464
Atlas Copco AB, Series A, ADR	121,077	1,769,396
Atlas Copco AB, Series B, ADR	70,356	912,655
Electrolux AB, Series B *	43,189	1,013,697
Ericsson (LM), B Shares	538,128	4,949,607
Getinge AB, Series B	36,087	684,834
Hennes & Mauritz AB, B shares	92,177	5,100,835
Holmen AB, Series B	9,521	242,850
Husqvarna AB, B Shares *	73,443	542,202
Investor AB, B shares	82,126	1,518,180
Lundin Petroleum AB, Series A *	40,124	315,716
Nordea Bank AB	582,365	5,899,511
Sandvik AB	181,807	2,179,231
Scania AB, Series B	57,697	740,009
Securitas AB, Series B	56,457	550,997
Skandinaviska Enskilda Banken AB, Series A *	273,881	1,683,795
Skanska AB, Series B	71,941	1,224,193
SKF AB, B Shares	69,976	1,201,908
SSAB Svenskt Stal AB, Series A	32,558	550,441
SSAB Svenskt Stal AB, Series B	14,996	231,799
Svenska Cellulosa AB, B Shares	102,398	1,367,816
Svenska Handelsbanken AB, Series A	88,235	2,523,477
Swedbank AB, Class A	109,161	1,085,902
Swedish Match AB	45,256	989,300
Tele2 AB, Series B	54,993	842,486
Teliasonera AB	404,819	2,922,666
Volvo AB, Series A	79,413	672,245
Volvo AB, Series B	196,189	1,671,472

		45,317,233

Switzerland - 7.82%
ABB, Ltd. *	397,863	7,609,281
Actelion, Ltd. *	18,033	963,124
Adecco SA	22,181	1,224,592
Aryzta AG	14,637	545,947
Baloise Holding AG	9,015	750,922
BKW FMB Energie AG	2,380	185,068
Compagnie Financiere Richemont SA	94,117	3,149,258
Credit Suisse Group AG	201,075	9,903,173
GAM Holding, Ltd.	38,050	463,008
Geberit AG, ADR	7,366	1,304,784
Givaudan AG	1,380	1,098,273
Holcim, Ltd. *	44,231	3,428,622
Julius Baer Group, Ltd.	38,050	1,328,918
Kuehne & Nagel International AG	9,736	941,813
Lindt & Spruengli AG-PC	157	337,220
Lindt & Spruengli AG-REG	20	491,481
Logitech International SA *	32,819	564,580
Lonza Group AG	8,187	574,165
Nestle SA	619,534	30,098,695
Nobel Biocare Holding AG, Series BR	22,414	750,148
Novartis AG	377,009	20,540,292
Pargesa Holding SA, ADR	4,873	426,745
Phonak Holding AG	8,360	1,010,887
Roche Holdings AG - Genusschein	125,526	21,354,003
Schindler Holding AG	8,764	672,341
Schindler Holding AG	3,882	294,304
Societe Generale de Surveillance Holdings AG	978	1,273,496
Straumann Holding AG	1,409	397,157
Swatch Group AG, BR shares	5,561	1,399,705
Swatch Group AG	7,828	374,296
Swiss Life Holding *	5,377	681,103
Swiss Re	62,265	2,983,169
Swisscom AG	4,336	1,653,531
Syngenta AG	16,902	4,736,230
UBS AG *	635,715	9,765,802

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)

Switzerland (continued)
Xstrata PLC *	343,738	$6,054,501
Zurich Financial Services AG	26,490	5,759,632

		145,090,266

United Kingdom - 18.85%
3i Group PLC *	173,723	785,328
Admiral Group PLC	33,587	640,706
AMEC PLC	59,978	761,348
Anglo American PLC *	235,216	10,179,876
Antofagasta PLC	71,101	1,127,373
Associated British Foods PLC	64,232	852,398
AstraZeneca Group PLC	258,901	12,165,009
Autonomy Corp. PLC *	38,727	944,241
Aviva PLC	493,837	3,127,606
BAE Systems PLC	637,174	3,671,926
Barclays PLC	2,038,523	8,983,116
BG Group PLC	600,522	10,754,018
BHP Billiton PLC	394,324	12,595,782
BICC PLC	122,344	508,398
BP PLC	3,349,024	32,389,027
British Airways PLC * (a)	104,001	310,259
British American Tobacco PLC	356,687	11,571,141
British Land Company PLC	153,652	1,177,806
British Sky Broadcasting Group PLC	205,427	1,850,528
BT Group PLC	1,396,398	3,023,512
Bunzl PLC	58,996	639,573
Burberry Group PLC	78,082	748,624
Cable & Wireless PLC	457,686	1,033,665
Cadbury PLC	246,248	3,168,770
Cairn Energy PLC *	248,240	1,322,914
Capita Group PLC	112,156	1,352,805
Carnival PLC *	29,245	998,675
Carphone Warehouse Group PLC	74,166	223,563
Centrica PLC	922,699	4,167,220
Cobham PLC	206,086	830,709
Compass Group PLC	333,048	2,378,710
Diageo PLC	450,679	7,859,559
Drax Group PLC	65,783	440,362
Eurasian Natural Resources Corp.	46,436	684,898
FirstGroup PLC	86,888	592,758
Fresnillo PLC	32,328	407,544
G4S PLC	228,525	955,073
GlaxoSmithKline PLC	927,014	19,637,091
Hammerson PLC	125,427	851,766
Home Retail Group PLC	158,204	721,158
HSBC Holdings PLC	3,097,708	35,352,070
ICAP PLC	93,429	647,472
Imperial Tobacco Group PLC	183,270	5,775,789
Inmarsat PLC	78,001	867,024
Intercontinental Hotels Group PLC	46,364	663,478
International Power PLC	274,312	1,357,244
Invensys PLC	144,506	692,339
Investec PLC	76,096	521,646
J Sainsbury PLC	214,092	1,113,158
Johnson Matthey PLC	38,706	956,030
Kazakhmys PLC *	38,588	807,382
Kingfisher PLC	425,663	1,560,348
Land Securities Group PLC	136,310	1,493,854
Legal & General Group PLC	1,056,867	1,360,116
Liberty International PLC	81,601	672,019
Lloyds TSB Group PLC *	6,811,966	5,468,603
London Stock Exchange Group PLC	26,900	311,237
Lonmin PLC, ADR *	27,822	863,758
Man Group PLC, ADR	307,966	1,514,907
Marks & Spencer Group PLC	284,592	1,846,247
National Grid PLC	438,644	4,794,861
Next Group PLC	35,537	1,184,798
Old Mutual PLC *	951,396	1,661,302
Pearson PLC	146,018	2,099,102
Petrofac, Ltd.	37,369	622,259
Prudential PLC	455,030	4,635,420
Randgold Resources, Ltd.	16,002	1,271,462
Reckitt Benckiser PLC	109,258	5,919,363
Reed Elsevier PLC	218,554	1,794,715
Resolution, Ltd. *	431,029	622,315
Rexam PLC	158,073	738,545
Rio Tinto PLC	244,976	13,203,316
Rolls-Royce Group PLC *	334,043	2,606,824
Royal & Sun Alliance PLC	600,979	1,169,315
Royal Bank of Scotland Group PLC *	3,048,851	1,430,047
SABMiller PLC	169,788	4,978,950
Schroders PLC	22,158	472,974
Scottish & Southern Energy PLC	165,957	3,101,285
Segro PLC	132,401	730,843
Serco Group PLC	87,874	747,075
Severn Trent PLC	42,621	744,525
Smith & Nephew PLC	159,402	1,636,758
Smiths Group PLC	70,142	1,147,704
Standard Chartered PLC	362,404	9,075,533
Standard Life PLC	399,004	1,384,541
Tesco PLC	1,424,348	9,786,429
The Sage Group PLC	236,357	839,131
Thomas Cook Group PLC	153,350	569,511
Tomkins PLC	158,889	490,533
TUI Travel PLC	100,790	414,833
Tullow Oil PLC	144,517	3,013,747
Unilever PLC	231,410	7,407,248
United Utilities Group PLC	122,872	977,640
Vedanta Resources PLC	24,921	1,030,008
Vodafone Group PLC	9,394,003	21,753,700
Whitbread PLC	31,447	707,246
William Morrison Supermarket PLC	379,330	1,691,160
Wolseley PLC *	51,176	1,023,779
WPP PLC, SADR	225,909	2,205,972

		349,964,325

United States - 0.13%
Synthes AG	10,703	1,401,754
Thomson Reuters Corp.	32,567	1,050,286

		2,452,040

TOTAL COMMON STOCKS (Cost $1,503,631,609)		$1,813,585,486

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 0.40%

United States - 0.40%
iShares MSCI EAFE Index Fund * (a)	134,870	$7,458,311

TOTAL INVESTMENT COMPANIES (Cost $7,422,689)		$7,458,311

PREFERRED STOCKS - 0.29%

Germany - 0.29%
Bayerische Motoren Werke (BMW) AG (i)	9,411	309,551
Henkel AG & Company KGaA (i)	32,123	1,672,408
Porsche Automobil Holding SE	15,776	990,886
RWE AG (i)	7,032	627,413
Volkswagen AG (i)	18,975	1,783,643

		5,383,901

TOTAL PREFERRED STOCKS (Cost $4,041,574)		$5,383,901

WARRANTS - 0.00%

France - 0.00%
Fonciere Des Regions
(Expiration Date 12/31/2010, Strike
Price: EUR 65.00) * (a)	4,199	3,545

Italy - 0.00%
Mediobanca SpA
(Expiration Date 03/18/2011, Strike
Price: EUR 9.00) *	85,316	21,154
UBI Banca SCPA
(Expiration Date 06/30/2011, Strike
Price: EUR 12.30) *	10,484	738

		21,892

TOTAL WARRANTS (Cost $1,300)		$25,437

RIGHTS - 0.00%

Australia - 0.00%

Woodside Petroleum, Ltd (Expiration Date:01/29/2010) *	7,459	34,170

TOTAL RIGHTS (Cost $0)		$34,170

SECURITIES LENDING COLLATERAL - 1.33%

United States - 1.33%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	2,465,211	24,675,525

TOTAL SECURITIES LENDING COLLATERAL (Cost $24,676,310)		$24,675,525

SHORT TERM INVESTMENTS - 1.51%
Federal National Mortgage Association Discount Notes
zero coupon due 02/01/2010	$28,055,000	$28,054,758

TOTAL SHORT TERM INVESTMENTS (Cost $28,054,758)		$28,054,758

Total Investments (International Index Trust)		$1,879,217,588
(Cost $1,567,828,240) - 101.23%		(22,875,173)

Other assets and liabilities, net - (1.23)%

TOTAL NET ASSETS - 100.00%		$1,856,342,415

The portfolio had the following five top industry concentrations as of December 31, 2009 (as a percentage of total net assets):

Banking	12.20%

Telecommunications Equipment & Services	5.27%

Financial Services	4.89%

Insurance	4.46%

Food & Beverages	4.46%

Mid Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.83%

Basic Materials - 4.63%
Albemarle Corp.	105,481	$3,836,344
Ashland, Inc.	86,193	3,414,967
Cabot Corp.	75,218	1,972,968
Carpenter Technology Corp.	50,652	1,365,071
Cytec Industries, Inc.	55,938	2,037,262
Louisiana-Pacific Corp. * (a)	143,294	1,000,192
Lubrizol Corp.	78,542	5,729,639
Minerals Technologies, Inc.	21,546	1,173,611
Olin Corp. (a)	90,356	1,583,037
Potlatch Corp.	45,723	1,457,649
Rayonier, Inc.	91,426	3,854,520
Reliance Steel & Aluminum Company	73,621	3,181,900
RPM International, Inc. (a)	148,560	3,020,225
Sensient Technologies Corp.	56,302	1,480,743
Steel Dynamics, Inc.	248,086	4,396,084
Temple-Inland, Inc.	122,990	2,596,319
Terra Industries, Inc.	114,796	3,695,283
Valspar Corp.	115,996	3,148,131

		48,943,945

Communications - 4.23%
3Com Corp. *	451,204	3,384,030
ADC Telecommunications, Inc. *	111,161	690,310
ADTRAN, Inc. (a)	64,286	1,449,649
AOL, Inc. *	124,008	2,886,906
Ciena Corp. * (a)	105,313	1,141,593
Cincinnati Bell, Inc. *	233,530	805,678
CommScope, Inc. *	107,909	2,862,826
Digital River, Inc. *	44,461	1,200,002
Equinix, Inc. * (a)	44,851	4,760,934

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
F5 Networks, Inc. *	91,205	$4,832,041
Harte-Hanks, Inc.	43,879	473,016
John Wiley & Sons, Inc., Class A	49,218	2,061,250
Lamar Advertising Company, Class A * (a)	61,304	1,905,941
NeuStar, Inc., Class A *	85,527	1,970,542
Plantronics, Inc.	56,525	1,468,519
Polycom, Inc. *	97,098	2,424,537
RF Micro Devices, Inc. *	308,531	1,471,693
Syniverse Holdings, Inc. *	79,864	1,396,023
Telephone & Data Systems, Inc.	107,714	3,653,659
TW Telecom, Inc. *	168,000	2,879,520
ValueClick, Inc. *	98,563	997,458

		44,716,127

Consumer, Cyclical - 13.11%
99 Cents Only Stores *	52,305	683,626
Advance Auto Parts, Inc.	108,876	4,407,301
Aeropostale, Inc. * (a)	76,010	2,588,141
Airtran Holdings, Inc. * (a)	154,809	808,103
Alaska Air Group, Inc. *	40,563	1,401,857
American Eagle Outfitters, Inc.	239,050	4,059,069
AnnTaylor Stores Corp. *	67,555	921,450
Barnes & Noble, Inc. (a)	45,591	869,420
BJ’s Wholesale Club, Inc. * (a)	64,066	2,095,599
Bob Evans Farms, Inc.	35,654	1,032,183
BorgWarner, Inc. (a)	134,307	4,461,679
Boyd Gaming Corp. * (a)	63,398	530,641
Brinker International, Inc.	117,903	1,759,113
CarMax, Inc. * (a)	255,221	6,189,109
Chico’s FAS, Inc. *	204,774	2,877,075
Chipotle Mexican Grill, Inc., Class A *	36,465	3,214,754
Coldwater Creek, Inc. *	66,717	297,558
Collective Brands, Inc. *	73,693	1,677,990
Copart, Inc. * (a)	77,421	2,835,931
Dick’s Sporting Goods, Inc. *	102,843	2,557,706
Dollar Tree, Inc. *	101,548	4,904,769
DreamWorks Animation SKG, Inc., Class A *	86,847	3,469,538
Foot Locker, Inc.	179,944	2,004,576
Fossil, Inc. *	55,282	1,855,264
Guess?, Inc.	66,778	2,824,709
Hanesbrands, Inc. *	109,473	2,639,394
Herman Miller, Inc.	64,291	1,027,370
HNI Corp. (a)	51,753	1,429,935
Ingram Micro, Inc., Class A *	188,249	3,284,945
International Speedway Corp., Class A	35,239	1,002,550
J. Crew Group, Inc. * (a)	64,376	2,880,182
JetBlue Airways Corp. * (a)	237,172	1,292,587
KB Home (a)	85,118	1,164,414
Life Time Fitness, Inc. * (a)	47,624	1,187,266
LKQ Corp. *	162,688	3,187,058
M.D.C. Holdings, Inc.	43,222	1,341,611
Marvel Entertainment, Inc. *	55,987	3,027,777
Mohawk Industries, Inc. *	64,573	3,073,675
MSC Industrial Direct Company, Inc., Class A (a)	50,590	2,377,730
NVR, Inc. *	6,832	4,855,571
Oshkosh Corp.	102,930	3,811,498
Owens & Minor, Inc.	48,167	2,067,809
Panera Bread Company, Class A * (a)	36,263	2,428,533
PetSmart, Inc.	142,170	3,794,517
Phillips-Van Heusen Corp.	59,412	2,416,880
Regis Corp.	65,694	1,022,856
Ryland Group, Inc.	50,394	992,762
Saks, Inc. * (a)	183,425	1,203,268
Scholastic Corp.	29,306	874,198
Scientific Games Corp., Class A *	74,685	1,086,667
Tech Data Corp. *	58,543	2,731,616
The Cheesecake Factory, Inc. *	69,305	1,496,295
Thor Industries, Inc.	40,819	1,281,717
Timberland Company, Class A *	50,943	913,408
Toll Brothers, Inc. *	157,743	2,967,146
Under Armour, Inc., Class A * (a)	43,290	1,180,518
Urban Outfitters, Inc. * (a)	149,092	5,216,729
Warnaco Group, Inc. *	52,369	2,209,448
Wendy’s/Arby’s Group, Inc.	415,507	1,948,728
Williams-Sonoma, Inc. (a)	121,631	2,527,492
WMS Industries, Inc. * (a)	60,777	2,431,080

		138,702,391

Consumer, Non-cyclical - 19.86%
Aaron, Inc., Class B (a)	62,403	1,730,435
Affymetrix, Inc. *	81,755	477,449
Alberto-Culver Company	98,234	2,877,274
Alliance Data Systems Corp. * (a)	60,133	3,883,991
American Greetings Corp., Class A	45,349	988,155
Beckman Coulter, Inc.	79,766	5,219,887
Bio-Rad Laboratories, Inc., Class A *	22,145	2,136,107
Career Education Corp. * (a)	80,636	1,879,625
Charles River Laboratories International, Inc. *	75,806	2,553,904
Church & Dwight, Inc.	80,934	4,892,460
Community Health Systems, Inc. * (a)	106,925	3,806,530
Convergys Corp. *	141,481	1,520,921
Corinthian Colleges, Inc. * (a)	100,781	1,387,754
Corn Products International, Inc.	86,122	2,517,346
Corporate Executive Board Company	39,262	895,959
Corrections Corp. of America *	132,880	3,262,204
Covance, Inc. * (a)	73,668	4,020,063
Deluxe Corp.	58,829	870,081
Edwards Lifesciences Corp. *	65,085	5,652,632
Endo Pharmaceutical Holdings, Inc. *	134,910	2,767,004
Flowers Foods, Inc. (a)	88,933	2,113,048
FTI Consulting, Inc. * (a)	59,613	2,811,349
Gartner Group, Inc., Class A *	69,260	1,249,451
Gen-Probe, Inc. * (a)	56,476	2,422,820
Global Payments, Inc.	93,238	5,021,799
Green Mountain Coffee Roasters, Inc. * (a)	40,182	3,273,628
Hansen Natural Corp. *	82,001	3,148,838
Health Management Associates, Inc., Class A *	285,778	2,077,606
Health Net, Inc. *	119,580	2,785,018
Henry Schein, Inc. * (a)	104,105	5,475,923
Hewitt Associates, Inc., Class A * (a)	95,745	4,046,184
Hill-Rom Holdings, Inc. (a)	72,047	1,728,408
Hologic, Inc. *	296,797	4,303,557
IDEXX Laboratories, Inc. * (a)	67,412	3,602,497
Immucor, Inc. *	80,694	1,633,247

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
ITT Educational Services, Inc. * (a)	35,705	$3,426,252
Kindred Healthcare, Inc. *	44,903	828,909
Kinetic Concepts, Inc. * (a)	71,294	2,684,219
Korn/Ferry International *	52,531	866,762
Lender Processing Services, Inc.	110,238	4,482,277
LifePoint Hospitals, Inc. * (a)	63,026	2,048,975
Lincare Holdings, Inc. *	78,377	2,909,354
Manpower, Inc.	90,266	4,926,718
Masimo Corp. *	59,753	1,817,686
Medicis Pharmaceutical Corp., Class A	68,439	1,851,275
MPS Group, Inc. *	107,153	1,472,282
Navigant Consulting Company *	57,527	854,851
NBTY, Inc. *	71,181	3,099,221
Netflix, Inc. * (a)	49,666	2,738,583
Omnicare, Inc.	137,312	3,320,204
OSI Pharmaceuticals, Inc. * (a)	66,754	2,071,377
PepsiAmericas, Inc.	64,457	1,886,012
Perrigo Company	92,561	3,687,630
Pharmaceutical Product Development, Inc.	135,926	3,186,106
Psychiatric Solutions, Inc. *	64,710	1,367,969
Ralcorp Holdings, Inc. *	65,242	3,895,600
Rent-A-Center, Inc. *	75,975	1,346,277
ResMed, Inc. *	86,242	4,507,869
Rollins, Inc.	50,197	967,798
Ruddick Corp.	46,895	1,206,608
Service Corp. International	291,528	2,387,614
Smithfield Foods, Inc. * (a)	162,016	2,461,023
Sotheby’s (a)	76,955	1,729,948
STERIS Corp.	67,568	1,889,877
Strayer Education, Inc. (a)	16,118	3,424,914
Techne Corp.	42,847	2,937,590
The Scotts Miracle-Gro Company, Class A	51,860	2,038,617
Thoratec Corp. *	65,430	1,761,376
Tootsie Roll Industries, Inc. (a)	30,145	825,370
Tupperware Brands Corp.	73,127	3,405,524
United Rentals, Inc. *	69,172	678,577
United Therapeutics Corp. *	54,511	2,870,004
Universal Corp. (a)	28,400	1,295,324
Universal Health Services, Inc., Class B	113,212	3,452,966
Valeant Pharmaceuticals International * (a)	77,672	2,469,193
VCA Antech, Inc. *	98,345	2,450,757
Vertex Pharmaceuticals, Inc. *	221,696	9,499,674
Watson Wyatt Worldwide, Inc., Class A	49,098	2,333,137
WellCare Health Plans, Inc. *	48,689	1,789,808

		210,185,261

Energy - 7.03%
Arch Coal, Inc.	186,910	4,158,747
Atwood Oceanics, Inc. *	65,062	2,332,473
Bill Barrett Corp. *	44,449	1,382,808
Cimarex Energy Company	96,083	5,089,517
Comstock Resources, Inc. *	53,633	2,175,891
Encore Aquisition Company *	63,910	3,068,958
Exterran Holdings, Inc. * (a)	72,010	1,544,615
Forest Oil Corp. * (a)	129,129	2,873,120
Frontier Oil Corp.	120,410	1,449,736
Helix Energy Solutions Group, Inc. *	105,614	1,240,965
Helmerich & Payne, Inc. (a)	121,443	4,843,147
Mariner Energy, Inc. *	117,166	1,360,297
National Fuel Gas Company	92,688	4,634,400
Newfield Exploration Company *	152,869	7,372,872
Oceaneering International, Inc. *	63,120	3,693,782
Patriot Coal Corp. * (a)	86,239	1,333,255
Patterson-UTI Energy, Inc. (a)	176,720	2,712,652
Plains Exploration & Production Company *	160,202	4,431,187
Pride International, Inc. * (a)	200,787	6,407,113
Quicksilver Resources, Inc. * (a)	136,258	2,045,233
Southern Union Company	142,717	3,239,676
Superior Energy Services, Inc. *	89,947	2,184,813
Tidewater, Inc.	59,480	2,852,066
Unit Corp. * (a)	46,464	1,974,720

		74,402,043

Financial - 18.29%
Affiliated Managers Group, Inc. * (a)	48,385	3,258,730
Alexandria Real Estate Equities, Inc., REIT (a)	50,824	3,267,475
AMB Property Corp., REIT	168,330	4,300,831
American Financial Group, Inc.	90,930	2,268,704
AmeriCredit Corp. * (a)	110,517	2,104,244
Apollo Investment Corp.	200,444	1,910,231
Arthur J. Gallagher & Company	117,124	2,636,461
Associated Banc Corp. (a)	147,096	1,619,527
Astoria Financial Corp.	93,780	1,165,685
BancorpSouth, Inc. (a)	84,439	1,980,939
Bank of Hawaii Corp.	55,155	2,595,594
BRE Properties, Inc., Class A, REIT	62,522	2,068,228
Broadridge Financial Solutions, Inc.	157,467	3,552,456
Brown & Brown, Inc. (a)	135,633	2,437,325
Camden Property Trust, REIT (a)	73,835	3,128,389
Cathay General Bancorp (a)	71,138	537,092
City National Corp. (a)	49,740	2,268,144
Commerce Bancshares, Inc.	83,917	3,249,266
Corporate Office Properties Trust, REIT (a)	67,017	2,454,833
Cousins Properties, Inc., REIT (a)	114,807	875,977
Cullen Frost Bankers, Inc. (a)	68,963	3,448,150
Duke Realty Corp., REIT	257,658	3,135,698
Eaton Vance Corp.	135,129	4,109,273
Equity One, Inc., REIT (a)	37,737	610,207
Essex Property Trust, Inc., REIT (a)	33,501	2,802,359
Everest Re Group, Ltd.	69,472	5,952,361
Federal Realty Investment Trust, REIT (a)	70,377	4,765,930
Fidelity National Financial, Inc., Class A	265,082	3,568,004
First American Corp.	115,668	3,829,767
First Niagara Financial Group, Inc.	216,532	3,011,960
FirstMerit Corp.	98,808	1,989,993
Fulton Financial Corp. (a)	202,798	1,768,399
Hanover Insurance Group, Inc.	57,565	2,557,613
HCC Insurance Holdings, Inc.	129,435	3,620,297
Highwoods Properties, Inc., REIT	81,780	2,727,363
Horace Mann Educators Corp.	45,070	563,375
Hospitality Properties Trust, REIT	141,953	3,365,706
International Bancshares Corp. (a)	59,632	1,128,834
Jefferies Group, Inc. * (a)	137,388	3,260,217
Jones Lang LaSalle, Inc.	48,131	2,907,112

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Liberty Property Trust, REIT (a)	129,562	$4,147,280
Mack-Cali Realty Corp., REIT	90,487	3,128,136
Mercury General Corp.	40,955	1,607,893
Nationwide Health Properties, Inc., REIT	129,123	4,542,547
New York Community Bancorp, Inc. (a)	478,438	6,942,135
NewAlliance Bancshares, Inc.	122,020	1,465,460
Old Republic International Corp.	276,774	2,778,811
OMEGA Healthcare Investors, Inc., REIT	97,925	1,904,641
PacWest Bancorp (a)	34,235	689,835
Protective Life Corp. (a)	98,453	1,629,397
Raymond James Financial, Inc. (a)	113,645	2,701,342
Realty Income Corp., REIT (a)	119,968	3,108,371
Regency Centers Corp., REIT (a)	92,368	3,238,422
Reinsurance Group of America, Inc.	83,722	3,989,353
SEI Investments Company	149,020	2,610,830
Senior Housing Properties Trust, REIT	146,553	3,205,114
SL Green Realty Corp., REIT (a)	88,848	4,463,724
Stancorp Financial Group, Inc.	56,551	2,263,171
SVB Financial Group * (a)	47,182	1,967,018
Synovus Financial Corp.	552,634	1,132,900
TCF Financial Corp. (a)	128,926	1,755,972
The Macerich Company, REIT (a)	112,602	4,048,042
Trustmark Corp. (a)	64,352	1,450,494
UDR, Inc., REIT	175,825	2,890,563
Unitrin, Inc.	57,421	1,266,133
Valley National Bancorp (a)	170,095	2,403,442
W.R. Berkley Corp.	155,355	3,827,947
Waddell & Reed Financial, Inc., Class A	98,183	2,998,509
Washington Federal, Inc.	129,170	2,498,148
Webster Financial Corp.	74,000	878,380
Weingarten Realty Investors, REIT (a)	119,891	2,372,643
WestAmerica Bancorp (a)	33,606	1,860,764
Wilmington Trust Corp. (a)	79,732	983,893

		193,554,059

Industrial - 16.85%
Aecom Technology Corp. *	129,563	3,562,982
AGCO Corp. * (a)	106,356	3,439,553
Alexander & Baldwin, Inc.	47,215	1,616,169
Alliant Techsystems, Inc. * (a)	37,875	3,343,226
AMETEK, Inc.	124,072	4,744,513
AptarGroup, Inc.	77,757	2,779,035
Arrow Electronics, Inc. *	137,805	4,080,406
Avnet, Inc. * (a)	174,047	5,249,258
BE Aerospace, Inc. *	116,366	2,734,601
Brinks Company	55,061	1,340,185
Brink’s Home Security Holdings, Inc. *	52,654	1,718,627
Bucyrus International, Inc., Class A	86,433	4,872,228
Carlisle Companies, Inc.	70,462	2,414,028
Clean Harbors, Inc. *	26,226	1,563,332
Commercial Metals Company	129,586	2,028,021
Con-way, Inc.	56,635	1,977,128
Crane Company	53,817	1,647,877
Donaldson Company, Inc.	88,912	3,782,316
Energizer Holdings, Inc. * (a)	80,267	4,918,762
Federal Signal Corp.	56,085	337,632
GATX Corp.	53,039	1,524,871
Gentex Corp.	158,585	2,830,742
Graco, Inc. (a)	68,938	1,969,559
Granite Construction, Inc. (a)	38,707	1,302,878
Greif, Inc., Class A	39,441	2,129,025
Harsco Corp.	92,396	2,977,923
Hubbell, Inc., Class B	67,970	3,214,981
IDEX Corp.	92,994	2,896,763
Itron, Inc. *	46,164	3,119,301
J.B. Hunt Transport Services, Inc.	100,930	3,257,011
Joy Global, Inc.	117,713	6,072,814
Kansas City Southern * (a)	110,456	3,677,080
KBR, Inc.	184,537	3,506,203
Kennametal, Inc.	93,655	2,427,538
Kirby Corp. *	61,870	2,154,932
Lancaster Colony Corp.	22,365	1,111,541
Landstar Systems, Inc.	58,488	2,267,580
Lennox International, Inc. (a)	56,027	2,187,294
Lincoln Electric Holdings, Inc.	48,920	2,615,263
Martin Marietta Materials, Inc. (a)	51,355	4,591,651
Matthews International Corp., Class A	34,904	1,236,649
Mettler-Toledo International, Inc. *	38,832	4,076,972
Mine Safety Appliances Company	34,753	921,997
National Instruments Corp.	65,283	1,922,584
Nordson Corp.	38,651	2,364,668
Overseas Shipholding Group, Inc. (a)	26,888	1,181,728
Packaging Corp. of America (a)	118,421	2,724,867
Pentair, Inc.	113,104	3,653,259
Regal-Beloit Corp.	42,376	2,201,009
Shaw Group, Inc. *	96,276	2,767,935
Silgan Holdings, Inc.	99,450	5,756,166
Sonoco Products Company	115,068	3,365,739
SPX Corp.	56,712	3,102,146
Teleflex, Inc.	45,698	2,462,665
Terex Corp. * (a)	124,373	2,463,829
Timken Company	91,332	2,165,482
Trinity Industries, Inc. (a)	91,204	1,590,598
URS Corp. * (a)	96,553	4,298,540
Valmont Industries, Inc. (a)	22,965	1,801,604
Varian, Inc. * (a)	33,252	1,713,808
Vishay Intertechnology, Inc. *	214,709	1,792,820
Wabtec Corp. (a)	54,714	2,234,520
Waste Connections, Inc. *	90,545	3,018,770
Werner Enterprises, Inc. (a)	50,345	996,328
Woodward Governor Company	65,279	1,682,240
Worthington Industries, Inc.	70,062	915,710
Zebra Technologies Corp., Class A *	67,661	1,918,866

		178,316,328

Technology - 8.64%
ACI Worldwide, Inc. *	39,138	671,217
Acxiom Corp. *	90,960	1,220,683
Advent Software, Inc. *	18,019	733,914
ANSYS, Inc. *	102,052	4,435,180
Atmel Corp. *	521,987	2,406,360
Cadence Design Systems, Inc. *	309,228	1,852,276
Cerner Corp. * (a)	77,954	6,426,528
Cree, Inc. * (a)	119,234	6,721,221

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Diebold, Inc.	76,223	$2,168,544
DST Systems, Inc. *	45,190	1,968,024
FactSet Research Systems, Inc. (a)	48,438	3,190,611
Fair Isaac Corp.	55,434	1,181,299
Fairchild Semiconductor International, Inc. *	142,548	1,424,055
Informatica Corp. *	102,915	2,661,382
Integrated Device Technology, Inc. *	191,024	1,235,925
International Rectifier Corp. * (a)	81,927	1,812,225
Intersil Corp., Class A	141,153	2,165,287
Jack Henry & Associates, Inc.	97,440	2,252,813
Lam Research Corp. *	146,405	5,740,540
ManTech International Corp. *	25,606	1,236,258
Mentor Graphics Corp. *	112,909	996,986
MICROS Systems, Inc. *	91,671	2,844,551
MSCI, Inc. *	119,050	3,785,790
NCR Corp. *	183,165	2,038,626
Palm, Inc. * (a)	190,218	1,909,789
Parametric Technology Corp. *	135,628	2,216,162
Quest Software, Inc. *	71,738	1,319,979
Rovi Corp. *	118,559	3,778,475
Semtech Corp. *	70,942	1,206,723
Silicon Laboratories, Inc. *	52,545	2,540,025
Solera Holdings, Inc.	80,112	2,884,833
SRA International, Inc., Class A *	49,566	946,711
Sybase, Inc. * (a)	93,805	4,071,137
Synopsys, Inc. *	167,664	3,735,554
Thomas & Betts Corp. *	60,252	2,156,419
Trimble Navigation, Ltd. *	138,490	3,489,948

		91,426,050

Utilities - 6.19%
AGL Resources, Inc.	89,050	3,247,654
Alliant Energy Corp.	127,264	3,851,009
Aqua America, Inc. (a)	156,784	2,745,288
Atmos Energy Corp.	106,539	3,132,247
Black Hills Corp.	44,684	1,189,935
Cleco Corp.	69,574	1,901,457
DPL, Inc.	137,795	3,803,142
Dynegy, Inc., Class A *	580,411	1,050,544
Energen Corp.	82,554	3,863,527
Great Plains Energy, Inc.	155,695	3,018,926
Hawaiian Electric Industries, Inc. (a)	105,918	2,213,686
IDACORP, Inc.	54,823	1,751,595
MDU Resources Group, Inc.	216,012	5,097,883
NSTAR	122,874	4,521,763
NV Energy, Inc.	269,909	3,341,473
OGE Energy Corp.	111,361	4,108,107
ONEOK, Inc.	121,371	5,409,505
PNM Resources, Inc.	99,710	1,261,332
UGI Corp.	125,157	3,027,548
Vectren Corp.	93,288	2,302,348
Westar Energy, Inc.	125,443	2,724,622
WGL Holdings, Inc.	57,683	1,934,688

		65,498,279

TOTAL COMMON STOCKS (Cost $1,041,667,100)		$1,045,744,483

WARRANTS - 0.00%

Consumer, Cyclical - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration date 03/02/2012; strike price $12.21)	935	$56

TOTAL WARRANTS (Cost $0)		$56

SECURITIES LENDING COLLATERAL - 21.28%

Securities Lending Collateral - 21.28%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	22,500,381	225,217,565

TOTAL SECURITIES LENDING COLLATERAL (Cost $225,223,866)		$225,217,565

SHORT TERM INVESTMENTS - 1.47%
Federal National Mortgage Association Discount Notes 0.43% due 12/01/2010	$15,651,000	$15,590,013

TOTAL SHORT TERM INVESTMENTS (Cost $15,590,013)		$15,590,013

Total Investments (Mid Cap Index Trust) (Cost $1,282,480,979) - 121.58%		$1,286,552,117
Other assets and liabilities, net - (21.58)%		(228,375,287)

TOTAL NET ASSETS - 100.00%		$1,058,176,830

Small Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.94%

Basic Materials - 3.93%
A. Schulman, Inc.	17,513	$353,412
Aceto Corp.	20,896	107,614
Allied Nevada Gold Corp. * (a)	34,491	520,124
AMCOL International Corp. (a)	17,678	502,409
American Vanguard Corp.	15,022	124,683
Arch Chemicals, Inc.	18,576	573,627
Balchem Corp. *	13,853	464,214
Boise, Inc. *	17,212	91,396
Brush Engineered Materials, Inc. *	15,144	280,770
Buckeye Technologies, Inc. *	28,547	278,619
Century Aluminum Company * (a)	34,100	552,079
China Precision Steel, Inc. * (a)	26,213	53,737
Clearwater Paper Corp. *	8,366	459,879
Coeur d’Alene Mines Corp. * (a)	55,419	1,000,867
Deltic Timber Corp.	7,844	362,236
Domtar Corp. *	30,203	1,673,548
Ferro Corp.	29,143	240,138
General Moly, Inc. *	50,238	104,495
Gibraltar Industries, Inc. * (a)	20,793	327,074
H.B. Fuller Company	35,551	808,785
Hawkins, Inc. (a)	7,278	158,879
Hecla Mining Company * (a)	161,382	997,341
Horsehead Holding Corp. *	26,810	341,827
Innophos Holdings, Inc.	13,008	299,054

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Innospec, Inc.	17,966	$181,277
Kaiser Aluminum Corp.	11,609	483,167
KapStone Paper and Packaging Corp. *	16,416	161,698
Landec Corp. *	22,078	137,767
Louisiana-Pacific Corp. * (a)	86,073	600,789
Metabolix, Inc. *	15,296	169,327
Minerals Technologies, Inc.	12,646	688,828
Neenah Paper, Inc.	12,515	174,584
Newmarket Corp.	7,316	839,657
Olin Corp. (a)	56,678	992,999
Olympic Steel, Inc.	6,920	225,454
OM Group, Inc. *	22,460	705,019
Omnova Solutions, Inc. *	33,289	204,062
Orchids Paper Products Company * (a)	4,403	88,148
P.H. Glatfelter Company	33,668	409,066
Paramount Gold and Silver Corp. * (a)	52,550	76,197
PolyOne Corp. *	67,904	507,243
Potlatch Corp.	29,415	937,750
Quaker Chemical Corp.	9,115	188,134
Rockwood Holdings, Inc. *	35,978	847,642
RTI International Metals, Inc. *	19,268	484,975
Schweitzer Mauduit International, Inc.	11,100	780,885
Sensient Technologies Corp.	34,122	897,409
ShengdaTech, Inc. * (a)	22,151	135,786
Solutia, Inc. *	86,808	1,102,462
Spartech Corp.	22,958	235,549
Stepan Company	5,451	353,279
Stillwater Mining Company *	30,632	290,391
Symyx Technologies, Inc. *	26,683	146,756
U.S. Gold Corp. *	60,089	149,021
Universal Stainless & Alloy Products, Inc. *	6,177	116,498
Uranerz Energy Corp. *	36,891	47,958
Uranium Energy Corp. * (a)	36,988	139,815
USEC, Inc. * (a)	83,863	322,872
W.R. Grace & Company *	52,606	1,333,562
Wausau-Mosinee Paper Corp.	32,154	372,986
Westlake Chemical Corp. (a)	13,826	344,682
Zep, Inc.	16,350	283,182
Zoltek Companies, Inc. * (a)	21,468	203,946

		27,037,629

Communications - 7.68%
3Com Corp. *	280,743	2,105,573
AboveNet, Inc. *	8,699	565,783
Acacia Research *	24,686	224,889
Acme Packet, Inc. *	29,149	320,639
ActivIdentity Corp. *	43,539	102,317
Adaptec, Inc. *	90,730	303,945
ADC Telecommunications, Inc. *	71,012	440,985
ADTRAN, Inc. (a)	39,934	900,512
Airvana, Inc. *	19,456	147,866
Alaska Communications Systems Group, Inc. (a)	33,928	270,745
Anaren, Inc. *	11,588	174,399
Anixter International, Inc. *	20,355	958,720
APAC Customer Services, Inc. * (a)	19,290	114,968
Applied Signal Technology, Inc.	10,015	193,189
Ariba, Inc. *	63,774	798,450
Arris Group, Inc. *	90,406	1,033,341
Art Technology Group, Inc. *	94,250	425,067
Aruba Networks, Inc. * (a)	43,079	459,222
AsiaInfo Holdings, Inc. * (a)	21,377	651,357
Atheros Communications, Inc. * (a)	44,426	1,521,146
Atlantic Tele-Network, Inc.	6,305	346,838
Belo Corp., Class A	65,987	358,969
BigBand Networks, Inc. *	27,070	93,121
Black Box Corp.	13,228	374,882
Blue Coat Systems, Inc. *	28,778	821,324
Cbeyond Communications, Inc. * (a)	17,071	268,868
China Information Security Technology, Inc. *	13,897	85,606
Chordiant Software, Inc. *	25,447	69,979
Cincinnati Bell, Inc. *	155,887	537,810
CKX, Inc. *	42,516	224,059
Cogent Communications Group, Inc. *	33,090	326,267
comScore, Inc. *	16,142	283,292
Comtech Telecommunications Corp. * (a)	20,651	723,818
Consolidated Communications Holdings, Inc. (a)	17,483	305,953
Constant Contact, Inc. * (a)	17,770	284,320
Courier Corp.	9,618	137,057
Cybersource Corp. * (a)	50,634	1,018,250
DealerTrack Holdings, Inc. *	27,775	521,892
DG Fastchannel, Inc. *	13,647	381,161
Digital River, Inc. * (a)	27,882	752,535
DigitalGlobe, Inc. *	10,558	255,504
Dolan Media Company *	22,712	231,890
Earthlink, Inc.	72,054	598,769
EMS Technologies, Inc. *	11,851	171,840
eResearch Technology, Inc. *	33,770	202,958
EW Scripps Co. *	21,297	148,227
Extreme Networks, Inc. *	69,343	199,014
General Communication, Inc., Class A *	32,321	206,208
GeoEye, Inc. *	14,066	392,160
Global Crossing, Ltd. *	20,497	292,082
Global Sources, Ltd. *	12,707	79,419
Globecomm Systems, Inc. *	18,449	144,271
GSI Commerce, Inc. *	18,793	477,154
Harmonic, Inc. *	71,339	451,576
Harris Stratex Networks, Inc., Class A *	44,488	307,412
Harte-Hanks, Inc.	27,741	299,048
Health Grades, Inc. *	20,293	87,057
Hickory Tech Corp.	14,709	129,880
Hughes Communications, Inc. *	6,887	179,269
i2 Technologies, Inc. * (a)	12,465	238,331
Infinera Corp. * (a)	61,917	549,204
InfoSpace, Inc. *	27,410	234,904
InterDigital, Inc. * (a)	32,053	850,687
Internap Network Services Corp. *	40,433	190,035
Internet Capital Group, Inc. *	28,494	189,485
inVentiv Health, Inc. *	25,147	406,627
Iowa Telecommunications Services, Inc. (a)	24,872	416,855
iPass, Inc. *	47,327	49,220
Ixia *	23,994	178,515
J2 Global Communications, Inc. *	32,795	667,378
Journal Communications, Inc.	26,212	101,965

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Keynote Systems, Inc.	12,572	$137,161
Knology, Inc. *	22,507	246,452
KVH Industries, Inc. *	13,391	197,517
Lin TV Corp. *	16,516	73,661
Lionbridge Technologies, Inc. *	47,735	109,791
Liquidity Services, Inc. *	11,531	116,117
LodgeNet Entertainment Corp. *	16,291	90,089
LoopNet, Inc. *	15,968	158,722
Loral Space & Communications, Inc. *	7,892	249,466
Martha Stewart Living Omnimedia, Inc., Class A * (a)	21,908	108,226
Mastec, Inc. *	38,338	479,225
Mediacom Communications Corp., Class A * (a)	31,787	142,088
Mercadolibre, Inc. *	18,855	978,009
ModusLink Global Solutions, Inc. *	34,619	325,765
Move, Inc. *	115,964	192,500
Network Equipment Technologies, Inc. * (a)	24,993	101,222
Neutral Tandem, Inc. *	23,829	542,110
Newport Corp. *	27,951	256,870
NIC, Inc. *	37,624	343,883
Novatel Wireless, Inc. * (a)	23,058	183,772
NTELOS Holdings Corp.	21,391	381,188
Online Resources Corp. *	20,189	106,194
Openwave Systems, Inc. *	64,973	148,138
Oplink Communications, Inc. *	16,769	274,844
Orbitz Worldwide, Inc. *	27,274	200,191
Outdoor Channel Holdings, Inc. *	13,314	77,221
PAETEC Holding Corp. *	89,402	371,018
Parkervision, Inc. *	26,195	47,937
PC-Tel, Inc. *	18,358	108,679
Perficient, Inc. *	22,319	188,149
Plantronics, Inc.	35,419	920,186
Playboy Enterprises, Inc., Class B *	24,084	77,069
Polycom, Inc. *	60,638	1,514,131
Powerwave Technologies, Inc. *	101,355	127,707
Premiere Global Services, Inc. *	45,623	376,390
Rackspace Hosting, Inc. * (a)	48,399	1,009,119
RCN Corp. *	27,998	303,778
RealNetworks, Inc. *	62,008	230,050
RF Micro Devices, Inc. *	193,658	923,749
RightNow Technologies, Inc. *	16,429	285,372
S1 Corp. *	40,197	262,084
Saba Software, Inc. *	21,027	87,052
Safeguard Scientifics, Inc. *	16,432	169,414
Sapient Corp. *	61,505	508,646
SAVVIS, Inc. *	26,608	373,842
Shenandoah Telecommunications Company	17,980	365,893
ShoreTel, Inc. *	33,421	193,173
Sinclair Broadcast Group, Inc., Class A *	34,888	140,599
SonicWALL, Inc. *	40,329	306,904
Sonus Networks, Inc. *	151,958	320,631
Sourcefire, Inc. *	16,380	438,165
Sprint Nextel Corp. *	39,418	144,270
SureWest Communications *	12,500	124,500
Switch & Data Facilities Company, Inc. * (a)	15,254	308,283
Sycamore Networks, Inc. *	14,189	296,700
Symmetricom, Inc. *	34,731	180,601
Syniverse Holdings, Inc. *	49,192	859,876
Tekelec, Inc. *	48,470	740,622
TeleCommunication Systems, Inc. *	29,115	281,833
Terremark Worldwide, Inc. *	40,472	276,828
The Knot, Inc. *	23,670	238,357
TIBCO Software, Inc. *	127,107	1,224,040
United Online, Inc.	61,981	445,643
US Auto Parts Network, Inc. *	10,351	53,825
USA Mobility, Inc. *	17,984	198,004
UTStarcom, Inc. * (a)	87,498	191,621
Value Line, Inc.	2,760	69,304
ValueClick, Inc. *	63,697	644,614
VASCO Data Security International, Inc. *	20,989	131,601
Viasat, Inc. *	19,182	609,604
Vocus, Inc. *	12,465	224,370
Web.com Group, Inc. *	22,022	143,804
Websense, Inc. *	32,779	572,321
Windstream Corp.	8,182	89,920
World Wrestling Entertainment, Inc., Class A (a)	18,028	276,369
Zixit Corp. *	54,528	93,243

		52,846,370

Consumer, Cyclical - 13.75%
99 Cents Only Stores *	34,148	446,314
AFC Enterprises, Inc. *	22,202	181,168
Airtran Holdings, Inc. * (a)	89,130	465,259
Alaska Air Group, Inc. *	26,833	927,348
Allegiant Travel Company * (a)	11,339	534,861
Allion Healthcare, Inc. *	17,524	114,957
Ambassadors Group, Inc.	14,714	195,549
American Apparel, Inc. * (a)	24,664	76,458
American Axle & Manufacturing Holdings, Inc. * (a)	32,304	259,078
American Woodmark Corp. (a)	8,029	158,011
Americas Car Mart, Inc. *	7,848	206,638
Amerigon, Inc. *	17,988	142,825
Ameristar Casinos, Inc.	18,856	287,177
AnnTaylor Stores Corp. *	42,856	584,556
ArvinMeritor, Inc. *	54,389	608,069
Asbury Automotive Group, Inc. *	24,417	281,528
Ascent Media Corp., Class A *	10,967	279,988
ATC Technology Corp. *	15,142	361,137
Audiovox Corp., Class A *	15,050	106,705
Bally Technologies, Inc. *	39,731	1,640,493
Beacon Roofing Supply, Inc. * (a)	30,208	483,328
Beazer Homes USA, Inc. * (a)	30,395	147,112
Bebe Stores, Inc.	18,167	113,907
Benihana, Inc., Class A *	12,283	46,553
Big 5 Sporting Goods Corp.	16,298	280,000
BJ’s Restaurants, Inc. * (a)	15,080	283,806
Bluegreen Corp. *	19,544	47,296
BMP Sunstone Corp. * (a)	25,997	147,923
Bob Evans Farms, Inc.	22,361	647,351
Borders Group, Inc. *	37,112	43,792
Brightpoint, Inc. *	36,365	267,283
Brown Shoe, Inc.	31,317	309,099
Brunswick Corp. (a)	64,657	821,790

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Buffalo Wild Wings, Inc. * (a)	13,217	$532,249
Build A Bear Workshop, Inc. *	15,203	74,343
Cabela’s, Inc. * (a)	29,117	415,208
California Pizza Kitchen, Inc. *	14,887	200,230
Callaway Golf Company (a)	49,026	369,656
Caribou Coffee Company, Inc. *	7,056	54,472
Carmike Cinemas, Inc. *	9,658	73,014
Carrols Restaurant Group, Inc. *	9,961	70,424
Carter’s, Inc. *	41,087	1,078,534
Casey’s General Stores, Inc.	36,115	1,152,791
Cash America International, Inc. (a)	21,734	759,821
Cato Corp., Class A	20,649	414,219
Cavco Industries, Inc. *	5,620	201,870
CEC Entertainment, Inc. *	17,199	548,992
Charming Shoppes, Inc. * (a)	84,558	547,090
Cherokee, Inc.	6,665	118,770
Children’s Place Retail Stores, Inc. *	16,188	534,366
China Housing & Land Development, Inc. * (a)	20,344	84,021
Chindex International, Inc. *	10,309	145,666
Christopher & Banks Corp.	27,531	209,786
Churchill Downs, Inc. (a)	7,468	278,930
Cinemark Holdings, Inc.	22,914	329,274
Citi Trends, Inc. *	10,959	302,688
CKE Restaurants, Inc.	36,825	311,540
Coldwater Creek, Inc. *	42,029	187,449
Collective Brands, Inc. *	46,893	1,067,754
Columbia Sportswear Company (a)	7,983	311,656
Conn’s, Inc. * (a)	7,753	45,278
Cooper Tire & Rubber Company	43,019	862,531
Core-Mark Holding Company, Inc. *	7,764	255,901
Cracker Barrel Old Country Store, Inc.	16,622	631,470
Crocs, Inc. * (a)	61,609	354,252
Dana Holding Corp. *	98,206	1,064,553
Deckers Outdoor Corp. *	9,555	971,935
Denny’s Corp. *	76,913	168,439
Destination Maternity Corp. *	4,163	79,097
Dillard’s, Inc., Class A (a)	36,929	681,340
DineEquity, Inc. * (a)	13,119	318,661
Domino’s Pizza, Inc. *	28,358	237,640
Dorman Products, Inc. *	9,226	144,479
Dover Downs Gaming & Entertainment, Inc.	13,571	51,298
DSW, Inc., Class A *	10,018	259,266
DTS, Inc. *	12,981	444,080
Ethan Allen Interiors, Inc. (a)	18,207	244,338
Exide Technologies *	37,154	264,165
FGX International Holdings, Ltd. *	11,411	223,542
Finish Line, Inc. (a)	31,120	390,556
First Cash Financial Services, Inc. *	17,445	387,105
Force Protection, Inc. *	52,250	272,223
Fossil, Inc. *	34,174	1,146,879
Fred’s, Inc., Class A	30,357	309,641
Fuel Systems Solutions, Inc. * (a)	9,556	394,089
Fuqi International, Inc. * (a)	8,981	161,209
Furniture Brands International, Inc. * (a)	31,474	171,848
G & K Services, Inc., Class A	14,297	359,284
Gaylord Entertainment Company * (a)	25,259	498,865
Genesco, Inc. *	14,341	393,804
G-III Apparel Group, Ltd. *	10,208	221,207
Great Wolf Resorts, Inc. *	26,614	63,075
Group 1 Automotive, Inc. * (a)	17,683	501,313
Gymboree Corp. * (a)	20,317	883,586
Haverty Furniture Companies, Inc. * (a)	14,828	203,588
Hawaiian Holdings, Inc. *	39,496	276,472
Herman Miller, Inc. (a)	38,523	615,598
hhgregg, Inc. * (a)	8,344	183,818
Hibbett Sports, Inc. * (a)	21,625	475,534
HNI Corp. (a)	32,146	888,194
Hooker Furniture Corp.	9,269	114,658
Hot Topic, Inc. *	33,972	216,062
Houston Wire & Cable Company (a)	14,006	166,671
Hovnanian Enterprises, Inc., Class A * (a)	40,518	155,589
HSN, Inc. *	28,996	585,429
Iconix Brand Group, Inc. *	52,140	659,571
Insight Enterprises, Inc. *	33,550	383,141
Interface, Inc., Class A	35,179	292,337
Interval Leisure Group, Inc. *	29,523	368,152
Isle of Capri Casinos, Inc. * (a)	11,919	89,154
J. Crew Group, Inc. * (a)	36,589	1,636,992
Jack in the Box, Inc. *	41,177	809,952
Jakks Pacific, Inc. *	22,023	266,919
JetBlue Airways Corp. *	185,428	1,010,583
Jo-Ann Stores, Inc. *	19,413	703,527
Jones Apparel Group, Inc.	62,093	997,214
Jos. A. Bank Clothiers, Inc. * (a)	13,440	567,034
Kimball International, Inc., Class B	26,264	223,769
Kirklands, Inc. *	9,600	166,752
Knoll, Inc.	34,404	355,393
Krispy Kreme Doughnuts, Inc. *	45,802	135,116
K-Swiss, Inc., Class A *	20,847	207,219
La-Z-Boy, Inc. * (a)	37,631	358,623
Leapfrog Enterprises, Inc., Class A *	18,590	72,687
Life Time Fitness, Inc. * (a)	29,570	737,180
Lithia Motors, Inc., Class A * (a)	12,806	105,265
Liz Claiborne, Inc. * (a)	69,988	394,032
Lululemon Athletica, Inc. * (a)	29,602	891,020
Lumber Liquidators Holdings, Inc. *	10,632	284,938
M/I Homes, Inc. *	14,270	148,265
Maidenform Brands, Inc. *	14,446	241,104
Marcus Corp.	15,791	202,441
McCormick & Schmick’s Seafood Restaurants, Inc. *	13,170	91,663
Meritage Homes Corp. *	23,189	448,243
Mobile Mini, Inc. *	26,403	372,018
Modine Manufacturing Company *	29,714	351,814
Monarch Casino & Resort, Inc. *	8,832	71,539
Morgans Hotel Group Company *	20,297	91,945
Movado Group, Inc.	12,631	122,773
Multimedia Games, Inc. * (a)	21,785	130,928
MWI Veterinary Supply, Inc. *	8,217	309,781
National Cinemedia, Inc.	31,780	526,595
National Presto Industries, Inc.	3,490	381,213
New York & Company, Inc. *	20,260	86,915

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Nu Skin Enterprises, Inc., Class A	35,623	$957,190
O’Charley’s, Inc. *	13,989	91,628
OfficeMax, Inc. *	55,721	707,099
Orient Express Hotels, Ltd., Class A *	55,586	563,642
Owens & Minor, Inc.	30,109	1,292,579
Oxford Industries, Inc.	9,641	199,376
P.F. Chang’s China Bistro, Inc. * (a)	17,405	659,824
Pacific Sunwear of California, Inc. *	49,291	196,178
Pantry, Inc. *	16,899	229,657
Papa John’s International, Inc. *	16,218	378,852
PC Connection, Inc. *	13,997	94,480
PC Mall, Inc. *	9,935	51,861
Perry Ellis International, Inc. *	7,399	111,429
Pier 1 Imports, Inc. * (a)	67,038	341,223
Pinnacle Entertainment, Inc. *	44,551	400,068
Polaris Industries, Inc. (a)	22,454	979,668
Pool Corp. (a)	33,682	642,653
PriceSmart, Inc.	12,152	248,387
Quiksilver, Inc. *	94,949	191,797
RC2 Corp. *	16,713	246,517
Red Robin Gourmet Burgers, Inc. *	11,989	214,603
Regis Corp. (a)	42,015	654,174
Rentrak Corp. *	7,933	140,176
Republic Airways Holdings, Inc. *	21,628	159,831
Retail Ventures, Inc. *	13,320	118,415
Rex Stores Corp. *	6,979	98,125
Ruby Tuesday, Inc. *	47,471	341,791
Rush Enterprises, Inc., Class A *	24,826	295,181
Ruth’s Chris Steak House, Inc. *	18,239	38,120
Ryland Group, Inc.	29,428	579,732
Saks, Inc. * (a)	86,168	565,262
Sally Beauty Holdings, Inc. * (a)	68,422	523,428
ScanSource, Inc. *	17,770	474,459
Scholastic Corp.	16,230	484,141
School Specialty, Inc. *	14,090	329,565
Sealy Corp. *	34,092	107,731
Shoe Carnival, Inc. *	7,683	157,271
Shuffle Master, Inc. *	40,157	330,894
Skechers U.S.A., Inc., Class A *	24,196	711,604
SkyWest, Inc.	41,172	696,630
Sonic Automotive, Inc. * (a)	20,163	209,494
Sonic Corp. *	45,195	455,114
Speedway Motorsports, Inc.	10,481	184,675
Sport Supply Group, Inc.	9,419	118,585
Stage Stores, Inc.	28,095	347,254
Standard Motor Products, Inc. *	12,063	102,777
Standard Pacific Corp. *	76,109	284,648
Stanley Furniture Company, Inc. *	10,174	103,266
Steelcase, Inc. Class A	52,007	330,765
Stein Mart, Inc. *	18,797	200,376
Steven Madden, Ltd. *	11,526	475,332
Superior Industries International, Inc. (a)	18,105	277,007
Susser Holdings Corp. *	6,582	56,539
Systemax, Inc. *	8,226	129,230
Talbots, Inc. * (a)	18,045	160,781
Tempur-Pedic International, Inc. *	54,143	1,279,399
Tenneco, Inc. *	34,771	616,490
Texas Roadhouse, Inc., Class A * (a)	36,883	414,196
The Buckle, Inc. (a)	18,510	541,973
The Cheesecake Factory, Inc. *	43,663	942,684
The Dress Barn, Inc. * (a)	41,845	966,620
The Men’s Wearhouse, Inc. (a)	37,955	799,332
The Pep Boys - Manny, Moe & Jack	35,741	302,369
The Steak n Shake Company * (a)	947	306,942
The Wet Seal, Inc., Class A * (a)	73,504	253,589
Timberland Company, Class A *	31,785	569,905
Titan International, Inc. (a)	27,040	219,294
Titan Machinery, Inc. * (a)	10,431	120,374
TiVo, Inc. *	76,169	775,400
Tractor Supply Company *	25,856	1,369,334
True Religion Apparel, Inc. * (a)	18,624	344,358
Tuesday Morning Corp. *	24,662	63,628
UAL Corp. * (a)	118,498	1,529,809
Ulta Salon, Cosmetics & Fragrance, Inc. *	20,166	366,215
Under Armour, Inc., Class A * (a)	24,026	655,189
Unifi, Inc. *	36,713	142,446
Unifirst Corp.	10,502	505,251
United Stationers, Inc. *	17,044	968,951
Universal Electronics, Inc. *	10,512	244,089
Universal Travel Group. *	7,917	80,278
US Airways Group, Inc. * (a)	108,603	525,639
Vail Resorts, Inc. * (a)	21,523	813,569
Volcom, Inc. * (a)	14,340	240,052
Warnaco Group, Inc. *	32,374	1,365,859
Watsco, Inc. (a)	17,636	863,811
Weyco Group, Inc.	6,082	143,778
Winnebago Industries, Inc. * (a)	22,065	269,193
Wolverine World Wide, Inc. (a)	35,538	967,344
Wonder Auto Technology, Inc. *	11,221	131,959
World Fuel Services Corp. (a)	43,242	1,158,453
Youbet.com, Inc. *	24,852	71,325
Zale Corp. * (a)	19,336	52,594
Zumiez, Inc. *	11,285	143,545

		94,670,861

Consumer, Non-cyclical - 21.90%
Abaxis, Inc. * (a)	16,154	412,735
Abiomed, Inc. *	23,539	205,731
ABM Industries, Inc.	33,757	697,420
Accelrys, Inc. *	23,464	134,449
Acco Brands Corp. *	40,223	292,823
Accuray, Inc. *	29,760	166,954
Acorda Therapeutics, Inc. *	27,973	705,479
Actrade Financial Technologies, Ltd. *	722	0
Administaff, Inc.	15,967	376,662
Adolor Corp. *	41,512	60,608
Advance America Cash Advance Centers, Inc.	34,574	192,231
Affymax, Inc. *	10,423	257,865
Affymetrix, Inc. *	52,222	304,976
AgFeed Industries, Inc. * (a)	21,035	105,175
Air Methods Corp. *	8,047	270,540
Albany Molecular Research, Inc. *	18,239	165,610
Alico, Inc. (a)	3,248	92,438

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Align Technology, Inc. * (a)	42,695	$760,825
Alkermes, Inc. *	69,243	651,577
Alliance Imaging, Inc. *	20,606	117,660
Alliance One International, Inc. *	66,518	324,608
Allied Healthcare International, Inc. *	40,580	118,088
Allos Therapeutics, Inc. * (a)	46,616	306,267
Almost Family, Inc. *	5,475	216,427
Alnylam Pharmaceuticals, Inc. * (a)	26,537	467,582
Alphatec Holdings, Inc. *	25,349	135,364
AMAG Pharmaceuticals, Inc. * (a)	12,644	480,851
Amedisys, Inc. * (a)	19,793	961,148
America Service Group, Inc.	6,882	109,217
American Caresource Holdings, Inc. *	15,234	36,562
American Dairy, Inc. * (a)	6,074	131,684
American Dental Partners, Inc. *	12,302	158,696
American Greetings Corp., Class A	28,696	625,286
American Italian Pasta Company, Class A *	15,801	549,717
American Medical Systems Holdings, Inc. * (a)	53,972	1,041,120
American Oriental Bioengineering, Inc. * (a)	46,232	214,979
American Public Education, Inc. *	13,789	473,790
AMERIGROUP Corp. *	38,099	1,027,149
Amicus Therapeutics, Inc. *	11,865	47,104
AMN Healthcare Services, Inc. *	19,430	176,036
AmSurg Corp. *	22,316	491,398
Andersons, Inc.	13,488	348,260
AngioDynamics, Inc. *	18,658	300,021
Arbitron, Inc. (a)	20,097	470,672
Ardea Biosciences, Inc. * (a)	11,075	155,050
Arden Group, Inc.	953	91,126
Arena Pharmaceuticals, Inc. * (a)	69,584	247,023
Ariad Pharmaceuticals, Inc. *	70,862	161,565
Arqule, Inc. *	31,558	116,449
Array BioPharma, Inc. *	38,664	108,646
Assisted Living Concepts, Inc. *	4,938	130,215
Athenahealth, Inc. * (a)	24,508	1,108,742
Atrion Corp.	1,202	187,175
ATS Medical, Inc. * (a)	38,394	124,013
Auxilium Pharmaceuticals, Inc. * (a)	31,291	938,104
AVANIR Pharmaceuticals, Inc., Class A * (a)	46,451	88,257
AVI BioPharma, Inc. * (a)	61,570	89,892
Avis Budget Group, Inc. * (a)	74,417	976,351
B&G Foods, Inc.	14,214	130,485
Bare Escentuals, Inc. * (a)	48,352	591,345
Bio Reference Labs, Inc. *	8,684	340,326
Biocryst Pharmaceuticals, Inc. * (a)	16,170	104,458
Biodel, Inc. *	13,515	58,655
BioDelivery Sciences International, Inc. * (a)	12,924	50,791
BioMimetic Therapeutics, Inc. *	11,342	135,310
BioScrip, Inc. *	29,594	247,406
BioSpecifics Technologies Corp. *	3,234	94,918
Blue Nile, Inc. * (a)	9,229	584,473
Blyth, Inc.	4,614	155,584
Boston Beer Company, Inc. *	6,693	311,894
Bovie Medical Corp. * (a)	14,542	113,573
Bowne & Company, Inc.	29,755	198,763
Bridgepoint Education, Inc. *	10,469	157,244
Bruker BioSciences Corp. *	35,442	427,431
Cadence Pharmaceuticals, Inc. * (a)	18,793	181,728
Cadiz, Inc. * (a)	10,737	128,522
Calavo Growers, Inc.	8,327	141,559
Cal-Maine Foods, Inc. (a)	10,412	354,841
Cambrex Corp. *	25,530	142,457
Cantel Medical Corp. *	9,786	197,481
Capella Education Company * (a)	10,721	807,291
Capital Senior Living Corp. *	19,758	99,185
Cardiac Science Corp. *	18,090	40,341
CardioNet, Inc. * (a)	18,196	108,084
Cardtronics, Inc. *	6,537	72,365
Catalyst Health Solutions, Inc. *	26,190	955,149
CBIZ, Inc. *	34,541	265,966
CDI Corp.	10,274	133,048
Celera Corp. *	61,246	423,210
Cell Therapeutics, Inc. * (a)	392,907	447,914
Celldex Therapeutics, Inc. *	13,226	61,898
Centene Corp. *	31,395	664,632
Central Garden & Pet Company, Class A *	45,074	448,036
Cenveo, Inc. * (a)	37,219	325,666
Cepheid, Inc. * (a)	42,738	533,370
Chattem, Inc. *	13,579	1,266,921
Chelsea Therapeutics International, Inc. *	19,290	52,083
Chemed Corp.	16,334	783,542
China Sky One Medical, Inc. * (a)	8,285	188,484
China-Biotics, Inc. *	6,245	96,610
ChinaCast Education Corp. *	23,162	175,105
Chiquita Brands International, Inc. * (a)	33,146	597,954
Clarient, Inc. *	23,093	61,196
Clinical Data, Inc. * (a)	8,981	163,993
Coca-Cola Bottling Company	3,346	180,751
Coinstar, Inc. * (a)	21,888	608,049
Compass Diversified Trust	18,663	238,140
Conceptus, Inc. * (a)	22,647	424,858
CONMED Corp. *	21,838	497,906
Consolidated Graphics, Inc. *	7,973	279,214
Corinthian Colleges, Inc. * (a)	58,314	802,984
Cornell Corrections, Inc. *	9,159	207,909
Corporate Executive Board Company	25,003	570,568
CorVel Corp. *	5,818	195,136
CoStar Group, Inc. * (a)	14,652	612,014
CRA International, Inc. *	8,471	225,752
Cross Country Healthcare, Inc. *	24,596	243,746
Cryolife, Inc. *	22,706	145,773
CSS Industries, Inc.	6,327	122,997
Cubist Pharmaceuticals, Inc. *	42,033	797,366
Curis, Inc. *	32,171	104,556
Cutera, Inc. *	12,220	103,992
Cyberonics, Inc. * (a)	20,386	416,690
Cypress Biosciences, Inc. *	28,567	164,546
Cytokinetics, Inc. *	33,829	98,442
Cytori Therapeutics, Inc. * (a)	21,559	131,510
Delcath Systems, Inc. * (a)	20,066	103,139
Deluxe Corp.	37,352	552,436
DepoMed, Inc. *	40,934	137,129

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
DexCom, Inc. * (a)	34,845	$281,548
Diamond Foods, Inc.	12,426	441,620
Diamond Management & Technology Consultants, Inc.	21,185	156,133
Discovery Laboratories, Inc. * (a)	94,125	59,158
Dollar Financial Corp. *	18,113	428,554
Dollar Thrifty Automotive Group, Inc. * (a)	15,939	408,198
Drugstore.com, Inc. *	70,094	216,590
Durect Corp. *	64,408	159,088
Dyax Corp. *	46,215	156,669
DynCorp International, Inc. *	18,351	263,337
Electro Rent Corp.	15,190	175,293
Electro-Optical Sciences, Inc. * (a)	14,203	147,143
Elizabeth Arden, Inc. *	19,097	275,761
Emergency Medical Services Corp., Class A *	20,727	1,122,367
Emergent Biosolutions, Inc. *	12,316	167,374
Emeritus Corp. * (a)	14,435	270,656
Endologix, Inc. *	35,444	187,144
Ennis Business Forms, Inc.	19,612	329,285
Enzo Biochem, Inc. *	25,869	139,175
Enzon Pharmaceuticals, Inc. * (a)	34,225	360,389
Euronet Worldwide, Inc. * (a)	35,536	780,015
EV3, Inc. *	54,299	724,349
Exactech, Inc. *	6,942	120,166
Exelixis, Inc. * (a)	78,959	581,928
Exlservice Holdings, Inc. *	11,670	211,927
Exponent, Inc. *	10,511	292,626
Facet Biotech Corp. * (a)	18,353	322,646
Farmer Brothers Company	5,474	108,057
Forrester Research, Inc. *	11,954	310,206
Franklin Covey Company *	12,292	77,440
Fresh Del Monte Produce, Inc. *	29,735	657,143
Gaiam, Inc., Class A *	14,872	114,366
Gartner Group, Inc., Class A *	43,134	778,137
Genomic Health, Inc. *	10,719	209,664
Genoptix, Inc. * (a)	12,457	442,597
Gentiva Health Services, Inc. *	21,002	567,264
Geron Corp. * (a)	66,242	367,643
Global Cash Access, Inc. *	28,490	213,390
Grand Canyon Education, Inc. * (a)	12,041	228,899
Great Lakes Dredge & Dock Company	30,469	197,439
GTx, Inc. * (a)	14,943	62,761
H&E Equipment Services, Inc. *	21,000	220,290
Haemonetics Corp. *	17,633	972,460
Hain Celestial Group, Inc. *	30,522	519,179
Halozyme Therapeutics, Inc. *	46,905	275,332
Hanger Orthopedic Group, Inc. *	18,774	259,644
Hansen Medical, Inc. * (a)	20,790	62,994
Harvard Bioscience, Inc. *	24,283	86,690
Healthcare Services Group, Inc.	32,093	688,716
Healthsouth Corp. * (a)	63,698	1,195,611
Healthspring, Inc. *	35,616	627,198
Healthways, Inc. *	24,893	456,538
Heartland Payment Systems, Inc.	28,245	370,857
HeartWare International, Inc. * (a)	3,805	134,963
Heckmann Corp. *	60,454	301,665
Heidrick & Struggles International, Inc.	13,103	409,338
Helen of Troy, Ltd. *	21,687	530,464
Hemispherx Biopharma, Inc. * (a)	82,313	46,095
Hill International, Inc. *	20,535	128,138
Hi-Tech Pharmacal Company, Inc. *	6,440	180,642
HMS Holdings Corp. *	18,982	924,234
HQ Sustainable Maritime Industries, Inc. *	8,628	60,741
Human Genome Sciences, Inc. * (a)	131,170	4,013,802
Huron Consulting Group, Inc. *	16,044	369,654
ICF International, Inc. *	6,674	178,863
ICT Group, Inc. *	3,252	53,105
ICU Medical, Inc. *	9,575	348,913
Idenix Pharmaceuticals, Inc. *	22,283	47,908
Idera Pharmaceuticals, Inc. *	17,792	91,985
Immucor, Inc. *	51,357	1,039,466
Immunogen, Inc. *	37,908	297,957
Immunomedics, Inc. * (a)	48,376	155,287
Impax Laboratories, Inc. *	45,529	619,194
Imperial Sugar Company	10,032	174,958
Incyte Corp. *	58,601	533,855
Indevus Pharmaceuticals, Inc. *	38,347	42,182
Infinity Pharmaceuticals, Inc. *	15,560	96,161
Ingles Markets, Inc.	10,949	165,658
Insmed, Inc. *	98,972	76,208
Inspire Pharmaceuticals, Inc. *	46,199	255,018
Insulet Corp. * (a)	20,114	287,228
Integra LifeSciences Holdings Corp. *	13,933	512,456
Intermediate Parfums, Inc.	11,457	139,432
Intermune, Inc. * (a)	28,557	372,383
Internet Brands, Inc., Class A *	21,707	169,966
Invacare Corp. (a)	18,995	473,735
IPC The Hospitalist Company *	11,740	390,355
IRIS International, Inc. *	14,188	175,364
Isis Pharmaceuticals, Inc. * (a)	67,844	753,068
Ista Pharmaceuticals, Inc. *	26,888	122,609
J & J Snack Foods Corp.	9,410	376,024
Jackson Hewitt Tax Service, Inc. *	22,169	97,544
Javelin Pharmaceuticals, Inc. *	44,390	57,707
K12, Inc. * (a)	17,904	362,914
Kelly Services, Inc., Class A *	20,180	240,747
Kendle International, Inc. *	11,679	213,842
Kenexa Corp. *	17,238	224,956
Kensey Nash Corp. *	6,483	165,316
Kforce, Inc. *	21,727	271,587
Kindred Healthcare, Inc. *	28,380	523,895
Korn/Ferry International *	33,364	550,506
K-V Pharmaceutical Company, Class A * (a)	29,481	108,195
Lance, Inc.	21,072	554,194
Landauer, Inc.	7,122	437,291
LCA-Vision, Inc. *	13,580	69,530
Lexicon Genetics, Inc. *	66,005	112,208
LHC Group, Inc. *	11,173	375,525
Lifeway Foods, Inc. * (a)	6,761	80,321
Ligand Pharmaceuticals, Inc., Class B *	85,138	184,749
Lincoln Educational Services Corp. *	7,694	166,729
Live Nation, Inc. *	61,495	523,322

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Luminex Corp. * (a)	30,704	$458,411
M & F Worldwide Corp. *	8,351	329,864
Mac-Gray Corp. *	9,412	96,944
Magellan Health Services, Inc. *	24,926	1,015,236
MAKO Surgical Corp. * (a)	10,962	121,678
Mannkind Corp. * (a)	42,576	372,966
MAP Pharmaceuticals, Inc. *	5,947	56,675
Martek Biosciences Corp. * (a)	22,089	418,366
Masimo Corp. *	36,927	1,123,319
Matrixx Initiatives, Inc. * (a)	12,143	51,243
MAXIMUS, Inc.	11,549	577,450
Maxygen, Inc. *	19,629	119,541
McGrath Rentcorp	18,368	410,708
MedCath Corp. *	11,412	90,269
Medical Action, Inc. *	11,767	188,978
Medicines Company *	39,438	328,913
Medicis Pharmaceutical Corp., Class A	40,636	1,099,204
Medifast, Inc. *	9,898	302,681
Medivation, Inc. * (a)	21,105	794,603
Merge Healthcare, Inc. *	19,823	66,605
Meridian Bioscience, Inc. (a)	29,660	639,173
Merit Medical Systems, Inc. *	20,822	401,656
Metropolitan Health Networks, Inc. *	38,501	76,617
Micromet, Inc. * (a)	42,774	284,875
Microvision, Inc. * (a)	52,285	165,743
Micrus Endovascular Corp. *	13,118	196,901
Midas, Inc. *	12,635	106,766
Molecular Insight Pharmaceuticals, Inc. * (a)	13,808	31,068
Molina Healthcare, Inc. *	9,788	223,852
Momenta Pharmaceuticals, Inc. *	26,094	329,045
Monro Muffler Brake, Inc.	12,726	425,557
MPS Group, Inc. *	67,806	931,654
Multi-Color Corp.	9,444	115,311
Myriad Pharmaceuticals, Inc. *	13,918	70,008
Nabi Biopharmaceuticals *	43,262	211,984
Nash Finch Company	10,172	377,279
National Healthcare Corp.	6,049	218,429
Natus Medical, Inc. *	21,224	313,903
Navigant Consulting Company *	37,386	555,556
Nektar Therapeutics *	68,495	638,373
Neogen Corp. *	15,193	358,707
Net 1 UEPS Technologies, Inc. *	22,805	442,873
Neurocrine Biosciences, Inc. *	33,899	92,205
NeurogesX, Inc. * (a)	8,583	66,175
Nighthawk Radiology Holdings, Inc. *	10,466	47,411
NovaMed, Inc. * (a)	18,906	73,355
Novavax, Inc. * (a)	45,965	122,267
NPS Pharmaceuticals, Inc. *	36,545	124,253
Nutraceutical International Corp. *	10,789	133,460
NutriSystem, Inc. (a)	22,812	711,050
Nuvasive, Inc. * (a)	26,679	853,194
NxStage Medical, Inc. *	17,615	147,085
Obagi Medical Products, Inc. *	15,163	181,956
Odyssey Healthcare, Inc. *	24,313	378,797
Odyssey Marine Exploration, Inc. * (a)	44,182	62,297
Omega Protein Corp. *	17,956	78,288
On Assignment, Inc. *	29,964	214,243
OncoGenex Pharmaceutical, Inc. * (a)	3,268	72,811
Onyx Pharmaceuticals, Inc. *	44,903	1,317,454
Optimer Pharmaceuticals, Inc. * (a)	21,130	238,346
OraSure Technologies, Inc. *	38,007	193,076
Orexigen Therapeutics, Inc. * (a)	20,255	150,697
Orthofix International NV *	12,757	395,084
Orthovita, Inc. *	49,497	173,734
Osiris Therapeutics, Inc. * (a)	12,978	92,663
Overhill Farms, Inc. *	14,437	70,164
Overstock.com, Inc. * (a)	12,204	165,486
OXiGENE, Inc. * (a)	41,441	47,243
Pain Therapeutics, Inc. *	28,266	151,506
Palomar Medical Technologies, Inc. *	13,628	137,370
Par Pharmaceutical Companies, Inc. *	25,890	700,583
Parexel International Corp. *	42,293	596,331
PDL BioPharma, Inc. (a)	81,186	556,936
Peets Coffee & Tea, Inc. * (a)	8,854	295,104
PetMed Express, Inc. (a)	17,759	313,091
Pharmasset, Inc. *	15,615	323,231
PharMerica Corp. *	22,693	360,365
PHH Corp. * (a)	39,947	643,546
Poniard Pharmaceuticals, Inc. * (a)	17,737	32,459
POZEN, Inc. *	20,248	121,286
Pre-Paid Legal Services, Inc. * (a)	5,520	226,762
Prestige Brands Holdings, Inc. *	26,423	207,685
Progenics Pharmaceuticals, Inc. *	21,537	95,624
Protalix BioTherapeutics, Inc. * (a)	25,417	168,261
Providence Service Corp. *	8,430	133,194
PSS World Medical, Inc. * (a)	43,214	975,340
Psychiatric Solutions, Inc. * (a)	40,621	858,728
Questcor Pharmaceuticals, Inc. *	44,266	210,264
Quidel Corp. * (a)	19,131	263,625
RadNet, Inc. *	25,167	51,341
Regeneron Pharmaceuticals, Inc. *	45,827	1,108,097
RehabCare Group, Inc. *	13,626	414,639
Rent-A-Center, Inc. *	47,766	846,414
Repligen Corp. *	25,154	103,383
Res-Care, Inc. *	18,910	211,792
Resources Connection, Inc. *	33,195	704,398
Revlon, Inc. * (a)	16,086	273,623
Rewards Network, Inc. *	6,244	78,924
Rigel Pharmaceuticals, Inc. *	33,002	313,849
Rochester Medical Corp. *	8,662	96,408
Rockwell Medical Technologies, Inc. * (a)	12,607	96,948
Rollins, Inc.	31,569	608,650
RSC Holdings, Inc. *	37,061	260,909
RTI Biologics, Inc. *	42,506	163,223
Ruddick Corp.	30,527	785,460
Salix Pharmaceuticals, Ltd. *	35,389	898,881
Sanderson Farms, Inc. (a)	13,711	578,056
Sangamo Biosciences, Inc. *	31,470	186,302
Santarus, Inc. *	42,200	194,964
Savient Pharmaceuticals, Inc. *	44,438	604,801
SciClone Pharmaceuticals, Inc. *	30,001	69,902
Seaboard Corp.	241	325,109

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Seattle Genetics, Inc. *	60,672	$616,428
Seneca Foods Corp. *	8,275	197,524
Sequenom, Inc. * (a)	45,881	189,947
Shutterfly, Inc. *	15,762	280,721
SIGA Technologies, Inc. *	19,786	114,759
Sirona Dental Systems, Inc. *	12,310	390,719
Skilled Healthcare Group, Inc. *	15,913	118,552
Smart Balance, Inc. *	47,458	284,748
Somanetics Corp. *	9,663	169,586
SonoSite, Inc. * (a)	13,007	307,355
Sotheby’s (a)	48,723	1,095,293
Spartan Motors, Inc.	24,601	138,504
Spartan Stores, Inc.	17,737	253,462
Spectranetics Corp. *	26,595	185,101
Spectrum Group International, Inc. *	837	1,565
Spectrum Pharmaceuticals, Inc. * (a)	26,845	119,192
Spherion Corp. *	39,884	224,148
Stamps.com, Inc. *	9,957	89,613
Standard Parking Corp. *	6,790	107,825
Star Scientific, Inc. *	61,866	43,306
StarTek, Inc. *	10,334	77,298
Steiner Leisure, Ltd. *	10,951	435,412
StemCells, Inc. * (a)	80,069	100,887
Stereotaxis, Inc. * (a)	21,556	84,715
STERIS Corp.	42,244	1,181,565
Stewart Enterprises, Inc., Class A (a)	58,451	301,023
SuccessFactors, Inc. * (a)	27,486	455,718
Sun Healthcare Group, Inc. *	33,108	303,600
Sunrise Senior Living, Inc. *	35,182	113,286
Supergen, Inc. *	50,836	133,190
SurModics, Inc. * (a)	11,571	262,199
Symmetry Medical, Inc. *	27,116	218,555
Synovis Life Technologies, Inc. *	9,058	116,939
Synta Pharmaceuticals Corp. *	20,781	105,152
Synutra International, Inc. * (a)	13,726	185,438
Team, Inc. *	15,028	282,677
Tejon Ranch Company *	8,378	244,805
TeleTech Holdings, Inc. *	23,676	474,230
The Advisory Board Company *	11,882	364,302
The Ensign Group, Inc.	8,273	127,156
The Female Health Company *	15,438	73,022
The Geo Group, Inc. *	37,643	823,629
The Great Atlantic & Pacific Tea Company, Inc. * (a)	25,026	295,057
The Hackett Group, Inc. *	37,086	103,099
The Standard Register Company	8,049	41,050
Theravance, Inc. * (a)	39,298	513,625
Thoratec Corp. *	41,042	1,104,851
Ticketmaster Entertainment, Inc. *	27,763	339,264
TNS, Inc. *	18,567	476,986
TomoTherapy, Inc. *	25,785	100,562
Tootsie Roll Industries, Inc. (a)	15,482	423,897
Transcend Services, Inc. *	5,502	117,523
TreeHouse Foods, Inc. * (a)	21,966	853,599
Triple-S Management Corp. *	15,482	272,483
TrueBlue, Inc. *	32,206	476,971
Tupperware Brands Corp.	45,382	2,113,440
United Natural Foods, Inc. *	31,741	848,754
United Rentals, Inc. *	45,101	442,441
Universal Corp. (a)	17,982	820,159
Universal Technical Institute, Inc. *	12,009	242,582
US Physical Therapy, Inc. *	9,628	163,002
USANA Health Sciences, Inc. * (a)	5,069	161,701
Valassis Communications, Inc. *	35,128	641,437
Vanda Pharmaceuticals, Inc. * (a)	19,915	223,845
Vascular Solutions, Inc. *	14,744	123,702
Vector Group, Ltd. (a)	27,932	391,048
Viad Corp.	15,890	327,811
Vical, Inc. * (a)	28,980	95,344
Village Super Market, Inc.	5,075	138,649
ViroPharma, Inc. *	56,835	476,846
Vital Images, Inc. *	12,362	156,874
Vivus, Inc. * (a)	54,535	501,177
Volcano Corp. *	35,831	622,743
Volt Information Sciences, Inc. *	10,307	103,070
Watson Wyatt Worldwide, Inc., Class A	30,903	1,468,511
WD-40 Company	12,857	416,053
Weis Markets, Inc.	7,435	270,337
WellCare Health Plans, Inc. *	30,566	1,123,606
West Pharmaceutical Services, Inc.	23,826	933,979
Winn-Dixie Stores, Inc. *	39,459	396,168
Wright Express Corp. *	28,002	892,144
Wright Medical Group, Inc. *	28,347	537,176
XenoPort, Inc. *	20,456	379,663
Young Innovations, Inc.	4,961	122,934
Zhongpin, Inc. *	15,502	241,986
Zoll Medical Corp. *	15,808	422,390
Zymogenetics, Inc. * (a)	28,943	184,946

		150,698,861

Diversified - 0.01%
Primoris Services Corp. (a)	9,012	71,826

Energy - 4.38%
Allis-Chalmers Energy, Inc. * (a)	44,730	168,632
Apco Oil and Gas International, Inc.	6,717	148,446
Arena Resources, Inc. *	27,999	1,207,317
Ascent Solar Technologies, Inc. * (a)	12,260	64,978
Atlas Energy, Inc. *	44,905	1,354,784
ATP Oil & Gas Corp. * (a)	26,171	478,406
Basic Energy Services, Inc. *	17,790	158,331
Berry Petroleum Company, Class A	31,365	914,290
Bill Barrett Corp. *	28,023	871,795
Bolt Technology Corp. *	8,366	92,193
Boots & Coots, Inc. *	68,043	112,271
BPZ Energy, Inc. * (a)	67,832	644,404
Brigham Exploration Company *	61,216	829,477
Bronco Drilling Company, Inc. *	19,430	98,510
Cal Dive International, Inc. *	32,580	246,305
Cameron International Corp. *	17,184	718,291
Carbo Ceramics, Inc. (a)	13,830	942,791
Carrizo Oil & Gas, Inc. * (a)	20,665	547,416
Cheniere Energy, Inc. * (a)	44,960	108,803

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Clayton Williams Energy, Inc. *	4,814	$168,683
Clean Energy Fuels Corp. * (a)	22,389	345,014
Complete Production Services, Inc. *	42,556	553,228
Comverge, Inc. * (a)	14,491	162,879
Contango Oil & Gas Company *	9,101	427,838
Crosstex Energy, Inc. (a)	31,956	193,334
CVR Energy, Inc. *	17,001	116,627
Dawson Geophysical Company *	6,164	142,450
Delek US Holdings, Inc.	9,782	66,615
Delta Petroleum Corp. * (a)	132,427	137,724
Dril-Quip, Inc. *	20,841	1,177,100
Endeavour International Corp. * (a)	89,751	96,931
Evergreen Energy, Inc. * (a)	104,734	35,924
Evergreen Solar, Inc. * (a)	139,619	210,825
Fuelcell Energy, Inc. * (a)	49,211	185,033
FX Energy, Inc. * (a)	35,288	100,571
Geokinetics, Inc. *	4,890	47,042
Global Industries, Ltd. *	72,448	516,554
GMX Resources, Inc. * (a)	18,641	256,127
Goodrich Petroleum Corp. * (a)	18,204	443,267
Gran Tierra Energy, Inc. *	149,788	858,285
GT Solar International, Inc. * (a)	23,198	128,981
Gulf Islands Fabrication, Inc. (a)	9,790	205,884
Gulfport Energy Corp. *	20,395	233,523
Harvest Natural Resources, Inc. *	28,638	151,495
Headwaters, Inc. *	33,571	218,883
Hercules Offshore, Inc. * (a)	77,549	370,684
Hornbeck Offshore Services, Inc. *	16,828	391,756
International Coal Group, Inc. * (a)	67,877	262,005
ION Geophysical Corp. *	68,163	403,525
Isramco, Inc. *	838	59,917
James River Coal Company * (a)	20,739	384,294
Key Energy Services, Inc. *	88,767	780,262
Lufkin Industries, Inc. (a)	10,838	793,342
Matrix Service Company *	20,114	214,214
McMoran Exploration Company * (a)	54,633	438,157
Natural Gas Services Group, Inc. *	9,918	186,954
Newpark Resources, Inc. *	68,757	290,842
Northern Oil And Gas, Inc. *	22,043	260,989
Oilsands Quest, Inc. *	149,773	172,239
Panhandle Oil and Gas, Inc.	6,555	169,774
Parker Drilling Company *	85,387	422,666
Patriot Coal Corp. * (a)	54,327	839,895
Penn Virginia Corp.	33,490	713,002
Petroleum Development Corp. *	12,143	221,124
Petroquest Energy, Inc. * (a)	33,292	204,080
Pioneer Drilling Company *	32,998	260,684
Rex Energy Corp. *	20,018	240,216
Rosetta Resources, Inc. *	38,675	770,793
RPC, Inc. (a)	20,144	209,498
Stone Energy Corp. * (a)	30,660	553,413
Superior Well Services, Inc. *	11,208	159,826
Swift Energy Company *	26,564	636,473
Syntroleum Corp. *	50,035	133,093
T-3 Energy Services, Inc. *	10,220	260,610
TETRA Technologies, Inc. *	55,222	611,860
Toreador Resources Corp. * (a)	16,942	167,726
Union Drilling, Inc. *	9,965	62,281
VAALCO Energy, Inc. *	45,527	207,148
Venoco, Inc. *	13,815	180,148
W&T Offshore, Inc. (a)	25,470	297,999
Warren Resources, Inc. *	48,234	118,173
Western Refining, Inc. * (a)	31,584	148,761
Westmoreland Coal Company *	8,927	79,540
Willbros Group, Inc. *	29,198	492,570
Zion Oil & Gas Inc * (a)	10,389	74,281

		30,133,071

Financial - 19.06%
1st Source Corp.	11,834	190,409
Abington Bancorp, Inc.	20,460	140,969
Acadia Realty Trust, REIT	30,326	511,600
Agree Realty Corp., REIT	6,780	157,906
Alexander’s, Inc., REIT *	1,533	466,676
Alliance Financial Corp.	4,198	113,976
Allied Capital Corp. * (a)	131,946	476,325
Ambac Financial Group, Inc. * (a)	212,093	176,037
American Campus Communities, Inc., REIT (a)	38,672	1,086,683
American Capital Agency Corp., REIT (a)	9,391	249,237
American Capital, Ltd. * (a)	204,693	499,451
American Equity Investment Life Holding Company (a)	41,372	307,808
American National Bankshares, Inc. (a)	6,695	146,620
American Physicians Capital, Inc.	7,789	236,162
American Physicians Service Group, Inc.	6,364	146,817
American Safety Insurance Holdings, Ltd. *	8,728	126,120
Ameris Bancorp (a)	13,209	94,575
Amerisafe, Inc. *	14,883	267,448
Ames National Corp. (a)	5,272	111,292
Amtrust Financial Services, Inc.	17,385	205,491
Anworth Mortgage Asset Corp., REIT	76,326	534,282
Apollo Investment Corp.	117,854	1,123,149
Ares Capital Corp. (a)	70,948	883,303
Argo Group International Holdings, Ltd. *	22,227	647,695
Arrow Financial Corp.	7,389	184,725
Artio Global Investors, Inc. *	20,000	509,800
Ashford Hospitality Trust, Inc., REIT *	47,163	218,836
Asset Acceptance Capital Corp. *	11,919	80,811
Associated Estates Realty Corp., REIT	4,464	50,309
Assured Guaranty, Ltd. (a)	75,678	1,646,753
Astoria Financial Corp.	63,370	787,689
Avatar Holdings, Inc. *	5,655	96,192
Baldwin & Lyons, Inc., Class B	7,323	180,219
BancFirst Corp.	5,046	186,904
Banco Latinoamericano de Exportaciones, S.A.	20,794	289,037
Bancorp, Inc. *	9,245	63,421
Bank Mutual Corp.	36,507	252,628
Bank of the Ozarks, Inc.	10,161	297,412
BankFinancial Corp.	19,359	191,654
Banner Corp. (a)	12,409	33,256
Bar Harbor Bankshares	3,375	92,644
Beneficial Mutual Bancorp, Inc. *	26,168	257,493

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Berkshire Hill Bancorp, Inc.	10,883	$225,060
BGC Partners, Inc.	37,627	173,837
BioMed Realty Trust, Inc., REIT	72,391	1,142,330
Boston Private Financial Holdings, Inc.	51,276	295,863
Bridge Bancorp, Inc. (a)	5,556	133,566
Broadpoint Gleacher Securities, Inc. * (a)	37,201	165,916
Brookline Bancorp, Inc.	46,962	465,393
Bryn Mawr Bank Corp.	6,636	100,137
Calamos Asset Management, Inc.	14,841	171,117
Camden National Corp.	6,011	196,560
Cape Bancorp, Inc. *	15,669	105,296
Capital City Bank Group, Inc. (a)	9,191	127,203
Capital Lease Funding, Inc., REIT	21,222	92,952
Capital Southwest Corp.	2,353	185,416
Capstead Mortage Corp., REIT	47,499	648,361
Cardinal Financial Corp.	22,501	196,659
Cass Information Systems, Inc.	6,473	196,779
Cathay General Bancorp (a)	37,455	282,785
CBL & Associates Properties, Inc., REIT	101,034	976,999
Cedar Shopping Centers, Inc., REIT	30,588	207,998
Center Bancorp, Inc. (a)	12,511	111,598
Centerstate Banks of Florida, Inc.	9,131	92,132
Central Pacific Financial Corp. * (a)	23,910	31,322
Chemical Financial Corp.	16,357	385,698
Citizens & Northern Corp.	7,633	72,819
Citizens Holding Company	3,618	81,007
Citizens Republic Banking Corp., Inc. *	104,424	72,053
Citizens, Inc., Class A * (a)	27,239	177,871
City Holding Company	12,195	394,264
CNA Surety Corp. *	12,585	187,391
CNB Financial Corp./PA (a)	8,174	130,702
CoBiz, Inc.	16,674	79,202
Cogdell Spencer, Inc., REIT	24,561	139,015
Cohen & Steers, Inc. (a)	12,752	291,256
Colonial Properties Trust, REIT	42,374	497,047
Columbia Banking System, Inc.	20,752	335,767
Community Bank Systems, Inc.	24,862	480,085
Community Trust Bancorp, Inc.	11,886	290,613
Conseco, Inc. *	135,389	676,945
Consolidated Tomoka Land Company (a)	4,459	155,797
Cousins Properties, Inc., REIT (a)	53,623	409,143
Crawford & Company, Class B *	18,745	73,855
Credit Acceptance Corp. * (a)	4,316	181,704
CVB Financial Corp. (a)	63,547	549,046
Danvers Bancorp, Inc.	14,938	194,045
DCT Industrial Trust, Inc., REIT (a)	152,098	763,532
Delphi Financial Group, Inc. (a)	33,971	759,931
Developers Diversified Realty Corp., REIT (a)	102,729	951,271
Diamond Hill Investment Group, Inc. *	2,244	144,132
DiamondRock Hospitality Company, REIT *	80,656	683,156
Dime Community Bancshares	21,790	255,379
Donegal Group, Inc.	9,793	152,183
Duff & Phelps Corp.	12,089	220,745
DuPont Fabros Technology, Inc., REIT *	19,976	359,368
E*TRADE Financial Corp. *	1,069,851	1,872,239
Eagle Bancorp, Inc. *	10,109	105,841
East West Bancorp, Inc.	67,910	1,072,978
Eastern Insurance Holdings, Inc.	8,336	71,856
EastGroup Properties, Inc., REIT (a)	18,881	722,765
Education Realty Trust, Inc., REIT	48,292	233,733
eHealth, Inc. *	18,768	308,358
Employers Holdings, Inc.	34,367	527,190
Encore Capital Group, Inc. *	10,229	177,985
Enstar Group, Ltd. *	4,855	354,512
Enterprise Financial Services Corp.	8,871	68,395
Entertainment Properties Trust, REIT	25,941	914,939
Epoch Holding Corp.	10,594	110,707
Equity Lifestyle Properties, Inc., REIT	18,791	948,382
Equity One, Inc., REIT (a)	24,102	389,729
ESB Financial Corp. (a)	10,030	132,597
ESSA Bancorp, Inc.	14,595	170,762
Evercore Partners, Inc.	8,024	243,930
Extra Space Storage, Inc., REIT	64,514	745,137
EZCORP, Inc., Class A *	33,758	580,975
F.N.B. Corp. (a)	84,771	575,595
Farmers Capital Bank Corp.	5,313	54,299
FBL Financial Group, Inc., Class A	7,185	133,066
FBR Capital Markets Corp. *	13,216	81,675
FelCor Lodging Trust, Inc., REIT *	50,362	181,303
Fifth Street Finance Corp.	15,518	166,663
Financial Federal Corp.	19,498	536,195
Financial Institutions, Inc.	8,510	100,248
First American Corp.	5,254	173,960
First BanCorp Puerto Rico (a)	59,945	137,874
First Bancorp, Inc.	7,167	110,515
First Bancorp (a)	11,507	160,753
First Busey Corp.	22,285	86,689
First Commonwealth Financial Corp. (a)	63,669	296,061
First Community Bancshares, Inc.	13,290	160,145
First Defiance Financial Corp.	4,069	45,939
First Financial BanCorp	38,138	555,289
First Financial Bankshares, Inc. (a)	15,292	829,285
First Financial Corp. (a)	9,226	281,578
First Financial Holdings, Inc.	10,200	132,498
First Financial Northwest, Inc.	16,504	108,101
First Industrial Realty Trust, Inc., REIT * (a)	31,620	165,373
First Merchants Corp.	17,331	102,946
First Mercury Financial Corp.	11,547	158,309
First Midwest Bancorp, Inc. (a)	37,030	403,257
First of Long Island Corp.	5,180	130,795
First Potomac Realty Trust, REIT	22,030	276,917
FirstMerit Corp.	60,126	1,210,938
Flagstone Reinsurance Holdings, Ltd.	27,971	306,003
Flushing Financial Corp.	18,644	209,931
Forestar Real Estate Group, Inc. *	26,558	583,745
FPIC Insurance Group, Inc. *	6,347	245,121
Franklin Street Properties Corp., REIT (a)	44,015	643,059
GAMCO Investors, Inc., Class A	5,406	261,056
German American Bancorp (a)	10,051	163,329
Getty Realty Corp., REIT	14,093	331,608
GFI Group, Inc.	47,909	218,944
Glacier Bancorp, Inc. (a)	45,517	624,493

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Gladstone Capital Corp.	18,294	$140,864
Gladstone Commercial Corp., REIT	9,350	125,384
Gladstone Investment Corp.	21,173	96,549
Glimcher Realty Trust, REIT	29,136	78,667
Government Properties Income Trust, REIT	8,515	195,675
Gramercy Capital Corp., REIT * (a)	27,062	70,091
Great Southern Bancorp, Inc. (a)	8,018	171,264
Greenlight Capital Re, Ltd., Class A *	20,899	492,589
Guaranty Bancorp *	45,927	60,624
Hancock Holding Company (a)	17,523	767,332
Harleysville Group, Inc.	9,686	307,918
Harleysville National Corp.	33,717	217,137
Harris & Harris Group, Inc. *	21,554	98,502
Hatteras Financial Corp., REIT	26,713	746,895
Healthcare Realty Trust, Inc., REIT	43,875	941,558
Heartland Financial USA, Inc. (a)	10,717	153,789
Hercules Technology Growth Capital, Inc.	27,459	285,299
Hersha Hospitality Trust, REIT	38,804	121,845
Highwoods Properties, Inc., REIT	51,957	1,732,766
Hilltop Holdings, Inc. *	30,154	350,993
Home Bancorp, Inc. *	9,249	112,745
Home Bancshares, Inc. (a)	11,176	269,006
Home Federal Bancorp, Inc.	15,597	207,596
Home Properties, Inc., REIT (a)	24,294	1,159,067
Horace Mann Educators Corp.	29,142	364,275
IBERIABANK Corp.	15,299	823,239
Independent Bank Corp.	15,587	325,612
Infinity Property & Casualty Corp.	10,539	428,305
Inland Real Estate Corp., REIT	53,698	437,639
International Assets Holding Corp. *	7,424	107,945
International Bancshares Corp. (a)	38,368	726,306
Investors Bancorp, Inc. *	35,157	384,618
Investors Real Estate Trust, SBI, REIT	46,835	421,515
iStar Financial, Inc., REIT * (a)	75,106	192,271
JMP Group, Inc.	12,849	124,892
Kansas City Life Insurance Company	3,621	107,725
Kayne Anderson Energy Development Fund *	9,209	133,991
KBW, Inc. * (a)	25,516	698,118
Kearny Financial Corp.	15,088	152,087
Kilroy Realty Corp., REIT (a)	32,001	981,471
Kite Realty Group Trust, REIT	38,723	157,603
Knight Capital Group, Inc. *	67,352	1,037,221
Kohlberg Capital Corp.	15,547	70,894
LaBranche & Company, Inc. *	43,150	122,546
Lakeland Bancorp, Inc. (a)	16,420	104,924
Lakeland Financial Corp.	9,306	160,529
LaSalle Hotel Properties, REIT	46,758	992,672
Lexington Corporate Property Trust, REIT	68,508	416,529
Life Partners Holdings, Inc. (a)	5,869	124,364
LTC Properties, Inc., REIT	17,504	468,232
Maiden Holdings, Ltd.	36,943	270,423
MainSource Financial Group, Inc.	16,822	80,409
MarketAxess Holdings, Inc.	24,393	339,063
Max Capital Group, Ltd.	32,944	734,651
MB Financial, Inc.	36,773	725,164
MCG Capital Corp. *	50,036	216,156
Meadowbrook Insurance Group, Inc.	43,369	320,931
Medallion Financial Corp.	13,462	109,985
Medical Properties Trust, Inc., REIT (a)	59,779	597,790
Mercer Insurance Group, Inc.	6,780	123,193
MF Global, Ltd. * (a)	70,731	491,580
MFA Mortgage Investments, Inc., REIT	205,863	1,513,093
MGIC Investment Corp. * (a)	91,615	529,535
Mid-America Apartment Communities, Inc., REIT	20,852	1,006,735
Mission West Properties, Inc., REIT	19,520	140,349
Monmouth Real Estate Investment Corp.	20,767	154,506
Montpelier Re Holdings, Ltd.	61,594	1,066,808
MVC Capital, Inc.	18,136	214,005
Nara Bancorp, Inc. *	21,332	241,905
NASB Financial, Inc. (a)	3,043	70,871
National Bankshares, Inc.	6,362	179,981
National Financial Partners Corp. * (a)	31,332	253,476
National Health Investments, Inc., REIT	19,755	730,737
National Penn Bancshares, Inc. (a)	92,623	536,287
National Retail Properties, Inc., REIT (a)	59,004	1,252,065
National Western Life Insurance Company, Class A	1,763	306,092
Navigators Group, Inc. *	9,147	430,915
NBT Bancorp, Inc.	25,477	518,966
Nelnet, Inc., Class A	14,458	249,111
NewAlliance Bancshares, Inc.	79,448	954,170
NewStar Financial, Inc. *	15,455	60,584
NGP Capital Resources Company	18,446	149,966
Northfield Bancorp, Inc. (a)	16,763	226,636
Northrim Bancorp, Inc.	6,551	110,581
NorthStar Realty Finance Corp., REIT (a)	48,389	165,974
Northwest Bancshares, Inc. * (a)	29,569	334,721
OceanFirst Financial Corp.	9,780	110,514
Ocwen Financial Corp. *	38,658	369,957
Ohio Valley Banc Corp.	4,038	88,957
Old National Bancorp (a)	49,326	613,122
Old Second Bancorp, Inc. (a)	7,579	52,219
OMEGA Healthcare Investors, Inc., REIT	60,983	1,186,119
Oppenheimer Holdings, Inc., Class A	7,353	244,267
optionsXpress Holdings, Inc.	31,172	481,607
Oriental Financial Group, Inc.	18,274	197,359
Orrstown Financial Services, Inc.	4,186	146,008
Pacific Capital Bancorp (a)	39,431	37,854
Pacific Continental Corp.	7,161	81,922
PacWest Bancorp (a)	18,608	374,951
Park National Corp. (a)	8,145	479,578
Parkway Properties, Inc., REIT	13,701	285,255
Peapack Gladstone Financial Corp.	7,414	94,010
PennantPark Investment Corp.	17,598	156,974
Penns Woods Bancorp, Inc.	4,314	139,946
Pennsylvania Real Estate Investment Trust (a)	28,892	244,426
Pennymac Mortgage Investment Trust *	11,590	199,116
Penson Worldwide, Inc. * (a)	15,107	136,869
Peoples Bancorp, Inc.	8,548	82,745
Phoenix Companies, Inc. *	86,770	241,221
PICO Holdings, Inc. *	16,401	536,805
Pinnacle Financial Partners, Inc. * (a)	25,140	357,491

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Piper Jaffray Companies, Inc. *	14,499	$733,794
Platinum Underwriters Holdings, Ltd.	36,350	1,391,841
PMA Capital Corp., Class A *	27,783	175,033
PMI Group, Inc. * (a)	54,652	137,723
Portfolio Recovery Associates, Inc. * (a)	11,419	512,485
Post Properties, Inc., REIT	33,376	654,170
Presidential Life Corp.	17,325	158,524
PrivateBancorp, Inc.	25,756	231,031
ProAssurance Corp. *	23,595	1,267,287
Prospect Capital Corp. (a)	32,257	380,955
Prosperity Bancshares, Inc.	33,718	1,364,567
Provident Financial Services, Inc. (a)	45,656	486,236
Provident New York Bancorp	26,934	227,323
PS Business Parks, Inc., REIT	12,875	644,394
Pzena Investment Management, Inc. *	6,580	53,561
Radian Group, Inc. (a)	59,879	437,715
RAIT Financial Trust, REIT * (a)	52,537	68,823
Ramco-Gershenson Properties Trust, REIT	12,890	122,971
Redwood Trust, Inc., REIT	57,719	834,617
Renasant Corp.	16,143	219,545
Republic Bancorp, Inc., Class A	7,052	145,271
Riskmetrics Group, Inc. * (a)	16,214	257,965
RLI Corp.	13,422	714,722
S & T Bancorp, Inc. (a)	18,304	311,351
S.Y. Bancorp, Inc. (a)	8,895	189,908
Safety Insurance Group, Inc.	10,567	382,842
Sanders Morris Harris Group, Inc.	17,308	95,194
Sandy Spring Bancorp, Inc. (a)	12,930	114,948
Saul Centers, Inc., REIT	5,232	171,400
SCBT Financial Corp.	9,805	271,500
SeaBright Insurance Holdings, Inc. *	17,860	205,211
Selective Insurance Group, Inc.	38,738	637,240
Shore Bancshares, Inc.	7,159	103,519
Sierra Bancorp (a)	6,321	48,229
Signature Bank *	28,313	903,185
Simmons First National Corp., Class A	10,647	295,987
Smithtown Bancorp, Inc.	12,412	73,851
South Financial Group, Inc.	135,535	87,379
Southside Bancshares, Inc.	10,098	198,123
Southwest Bancorp, Inc.	12,679	87,992
Sovran Self Storage, Inc., REIT (a)	17,399	621,666
Starwood Property Trust, Inc.	29,798	562,884
State Auto Financial Corp.	10,851	200,744
State Bancorp, Inc.	13,027	92,622
StellarOne Corp.	17,697	176,262
Sterling Bancorp	16,303	116,403
Sterling Bancshares, Inc.	61,921	317,655
Sterling Financial Corp. * (a)	42,294	26,222
Stewart Information Services Corp. * (a)	13,199	148,885
Stifel Financial Corp. * (a)	20,291	1,202,039
Strategic Hotel & Resorts, Inc., REIT *	62,508	116,265
Suffolk Bancorp (a)	7,856	233,323
Sun Communities, Inc., REIT (a)	13,402	264,690
Sunstone Hotel Investors, Inc., REIT *	66,686	592,172
Susquehanna Bancshares, Inc. (a)	64,360	379,080
SVB Financial Group * (a)	24,126	1,005,813
SWS Group, Inc.	18,239	220,692
Tanger Factory Outlet Centers, Inc., REIT	28,989	1,130,281
Territorial Bancorp, Inc. *	12,594	227,322
Texas Capital Bancshares, Inc. *	26,209	365,878
The First Marblehead Corp. *	49,109	104,602
Thomas Weisel Partners Group, Inc. *	18,209	68,830
TICC Capital Corp.	26,570	160,749
Tompkins Trustco, Inc.	6,362	257,661
Tower Bancorp, Inc.	3,063	69,990
Tower Group, Inc.	29,631	693,662
TowneBank (a)	15,908	185,805
Tradestation Group, Inc. *	25,332	199,869
Trico Bancshares	10,979	182,800
TrustCo Bank Corp., NY (a)	58,051	365,721
Trustmark Corp. (a)	42,149	950,038
U.S. Global Investors, Inc. (a)	11,071	136,284
UCBH Holdings, Inc.	95,019	3,136
UMB Financial Corp.	23,376	919,846
Umpqua Holdings Corp.	63,478	851,240
Union Bankshares Corp.	11,074	137,207
United America Indemnity, Ltd. *	29,554	234,068
United Bankshares, Inc. (a)	28,242	563,993
United Community Banks, Inc. *	56,666	192,098
United Financial Bancorp, Inc.	15,647	205,132
United Fire & Casualty Company	16,892	307,941
United Security Bancshares, Inc. (a)	5,318	91,151
Universal American Financial Corp. *	20,072	234,842
Universal Health Realty Income Trust, REIT	8,796	281,736
Univest Corp. of Pennsylvania	12,946	226,943
Urstadt Biddle Properties, Inc., REIT	16,056	245,175
U-Store-It Trust, REIT (a)	59,597	436,250
ViewPoint Financial Group	9,732	140,238
Virtus Investment Partners, Inc. *	5,322	84,620
Walter Investment Management Corp., REIT	13,656	195,690
Washington Banking Company (a)	12,800	152,832
Washington Real Estate Investment Trust, REIT (a)	42,930	1,182,722
Washington Trust Bancorp, Inc. (a)	11,189	174,325
Webster Financial Corp.	50,265	596,646
WesBanco, Inc.	17,846	220,220
WestAmerica Bancorp (a)	21,282	1,178,384
Western Alliance Bancorp *	33,625	127,103
Westfield Financial, Inc.	27,161	224,078
Westwood Holdings Group, Inc.	4,486	163,021
Wilshire Bancorp, Inc. (a)	16,289	133,407
Winthrop Realty Trust, REIT	12,061	130,982
Wintrust Financial Corp. (a)	17,870	550,217
World Acceptance Corp. * (a)	12,211	437,520
WSFS Financial Corp.	5,715	146,475
Zenith National Insurance Corp.	27,206	809,651

		131,157,274

Industrial - 13.93%
A. M. Castle & Company	12,985	177,765
A.O. Smith Corp.	15,862	688,252
Aaon, Inc.	9,713	189,306
AAR Corp. * (a)	28,206	648,174

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Actuant Corp., Class A	49,542	$918,013
Acuity Brands, Inc. (a)	31,396	1,118,953
Advanced Battery Technologies, Inc. * (a)	37,586	150,344
Advanced Energy Industries, Inc. * (a)	24,281	366,157
AEP Industries, Inc. *	4,501	172,298
Aerovironment, Inc. * (a)	10,004	290,916
Air Transport Services Group, Inc. *	43,070	113,705
Aircastle, Ltd.	34,703	341,825
Albany International Corp., Class A	20,028	449,829
Altra Holdings, Inc. *	21,379	264,031
AMERCO, Inc. * (a)	6,682	332,229
American Commercial Lines, Inc. *	6,992	128,163
American Ecology Corp.	14,102	240,298
American Science & Engineering, Inc.	6,874	521,324
American Superconductor Corp. * (a)	31,545	1,290,191
Ameron International Corp.	6,848	434,574
Ampco-Pittsburgh Corp.	6,579	207,436
Analogic Corp.	9,740	375,087
Apogee Enterprises, Inc.	21,341	298,774
Applied Industrial Technologies, Inc.	31,041	685,075
Argan, Inc. *	6,625	95,334
Argon ST, Inc. *	10,208	221,718
Arkansas Best Corp. (a)	18,462	543,337
Astec Industries, Inc. *	13,286	357,925
Astronics Corp. *	8,423	72,017
Atlas Air Worldwide Holdings, Inc. *	12,578	468,531
AZZ, Inc. *	9,218	301,429
Badger Meter, Inc. (a)	11,092	441,683
Baldor Electric Company (a)	33,883	951,773
Barnes Group, Inc.	34,024	575,006
Bel Fuse, Inc., Class B	8,256	177,421
Belden, Inc.	33,944	744,052
Benchmark Electronics, Inc. *	47,487	897,979
Blount International, Inc. *	28,936	292,254
Briggs & Stratton Corp. (a)	36,455	682,073
Bristow Group, Inc. *	21,273	817,947
Broadwind Energy, Inc. *	23,306	188,546
Builders FirstSource, Inc. * (a)	14,288	55,009
Bway Holding Company *	5,634	108,285
Calgon Carbon Corp. * (a)	40,224	559,114
Cascade Corp.	7,129	195,976
Celadon Group, Inc. *	18,313	198,696
Ceradyne, Inc. *	19,275	370,273
Chart Industries, Inc. *	20,982	347,252
Checkpoint Systems, Inc. *	28,253	430,858
China BAK Battery, Inc. * (a)	29,432	81,821
China Fire & Security Group, Inc. * (a)	10,506	142,146
China Security & Surveillance Technology, Inc. * (a)	24,448	186,783
Circor International, Inc.	10,610	267,160
Clarcor, Inc.	36,684	1,190,029
Clean Harbors, Inc. *	15,029	895,879
Cognex Corp.	29,713	526,514
Coherent, Inc. * (a)	14,045	417,558
Colfax Corp. *	13,156	158,398
Columbus McKinnon Corp. *	14,793	202,072
Comfort Systems USA, Inc. (a)	29,526	364,351
CTS Corp.	26,295	252,958
Cubic Corp.	11,130	415,149
Curtiss-Wright Corp.	32,453	1,016,428
Cymer, Inc. *	21,525	826,130
Daktronics, Inc.	25,588	235,665
Darling International, Inc. *	62,057	520,038
DHT Maritime, Inc.	38,744	142,578
Dionex Corp. *	12,867	950,485
Drew Industries, Inc. *	13,860	286,209
Ducommun, Inc.	8,543	159,840
DXP Enterprises, Inc. *	6,668	87,151
Dycom Industries, Inc. *	29,083	233,536
Dynamex, Inc. *	8,686	157,217
Dynamic Materials Corp.	9,689	194,264
Eagle Bulk Shipping, Inc. * (a)	46,989	232,596
Eastman Kodak Company * (a)	196,180	827,880
Electro Scientific Industries, Inc. *	20,821	225,283
EMCOR Group, Inc. *	46,482	1,250,366
Encore Wire Corp. (a)	13,879	292,431
Ener1, Inc. * (a)	35,710	226,401
Energy Conversion Devices, Inc. * (a)	34,217	361,674
Energy Recovery, Inc. * (a)	25,588	176,045
EnergySolutions, Inc.	55,686	472,774
Enersys *	29,443	643,918
ENGlobal Corp. *	16,111	50,427
EnPro Industries, Inc. *	14,969	395,331
ESCO Technologies, Inc. *	19,204	688,463
Esterline Technologies Corp. *	21,448	874,435
FARO Technologies, Inc. *	13,180	282,579
Federal Signal Corp.	37,109	223,396
FEI Company *	27,469	641,676
Flanders Corp. *	15,516	69,201
Flow International Corp. *	35,569	109,553
Forward Air Corp.	21,357	534,993
Franklin Electric, Inc.	15,471	449,897
Freightcar America, Inc.	10,000	198,300
Fuel Tech, Inc. * (a)	14,305	116,872
Fushi Copperweld, Inc. *	12,493	126,429
Genco Shipping & Trading, Ltd. * (a)	18,830	421,415
GenCorp, Inc. *	37,882	265,174
General Maritime Corp.	36,135	252,584
Genesee & Wyoming, Inc., Class A *	27,609	901,158
Golar LNG, Ltd. *	23,327	299,052
Gorman-Rupp Company (a)	10,966	303,100
GrafTech International, Ltd. *	87,361	1,358,464
Graham Corp.	8,545	176,882
Granite Construction, Inc. (a)	23,440	788,990
Graphic Packaging Holding Company *	81,428	282,555
Greatbatch, Inc. *	14,541	279,623
Greenbrier Company, Inc. (a)	10,277	106,675
Griffon Corp. *	32,887	401,879
GulfMark Offshore, Inc. *	16,502	467,172
Harbin Electric, Inc. * (a)	11,250	231,075
Haynes International, Inc.	9,182	302,731
Heartland Express, Inc. (a)	35,424	540,924

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
HEICO Corp. (a)	17,065	$756,491
Herley Industries, Inc. *	12,087	167,888
Hexcel Corp. *	69,977	908,301
Horizon Lines, Inc.	25,151	140,091
Hub Group, Inc., Class A *	27,041	725,510
Hurco Companies, Inc. *	6,161	91,183
ICx Technologies, Inc. * (a)	11,810	112,431
II-VI, Inc. *	18,363	583,943
Insituform Technologies, Inc., Class A *	28,815	654,677
Insteel Industries, Inc.	14,816	192,608
Integral Systems, Inc. *	16,022	138,751
Integrated Electrical Services, Inc. *	9,033	52,843
Interline Brands, Inc. *	23,875	412,321
Intermec, Inc. *	41,668	535,850
International Shipholding Corp.	4,999	155,319
Intevac, Inc. *	16,971	194,657
iRobot Corp. * (a)	14,977	263,595
John Bean Technologies Corp.	20,316	345,575
Kadant, Inc. *	10,446	166,718
Kaman Corp., Class A	19,216	443,697
Kaydon Corp.	24,255	867,359
Knight Transportation, Inc. (a)	40,926	789,463
Knightsbridge Tankers, Ltd.	13,786	182,802
Koppers Holdings, Inc.	15,268	464,758
K-Tron International, Inc. *	2,041	221,938
L.B. Foster Company *	7,915	235,946
L-1 Identity Solutions, Inc. *	55,922	418,856
LaBarge, Inc. *	10,438	125,778
Ladish Company, Inc. *	12,546	189,194
Lancaster Colony Corp.	13,991	695,353
Layne Christensen Company *	12,926	371,105
Lindsay Corp. (a)	9,345	372,398
Littelfuse, Inc. *	16,026	515,236
LMI Aerospace, Inc. * (a)	7,243	96,332
LSB Industries, Inc. *	12,974	182,933
LSI Industries, Inc.	16,927	133,385
Marten Transport, Ltd. *	12,162	218,308
Matthews International Corp., Class A	20,994	743,817
Measurement Specialties, Inc. *	13,596	136,640
Metalico, Inc. * (a)	21,281	104,703
Methode Electronics, Inc.	28,786	249,862
Metropolitan Pro Corp.	12,906	137,062
Michael Baker Corp. *	5,981	247,613
Middleby Corp. * (a)	11,965	586,524
Mine Safety Appliances Company	19,548	518,608
Moog, Inc., Class A *	30,751	898,852
Mueller Industries, Inc.	27,802	690,602
Mueller Water Products, Inc.	100,532	522,766
Multi-Fineline Electronix, Inc. *	7,308	207,328
Myers Industries, Inc.	23,787	216,462
MYR Group, Inc. *	13,056	236,052
NACCO Industries, Inc., Class A	4,023	200,345
NCI Building Systems, Inc. *	59,455	107,614
Nordic American Tanker Shipping, Ltd. (a)	30,022	900,660
Nordson Corp.	24,292	1,486,185
North American Galvanizing & Coatings, Inc. *	11,192	54,281
Northwest Pipe Company *	7,034	188,933
NVE Corp. *	3,632	150,038
Old Dominion Freight Lines, Inc. *	20,116	617,561
Orbital Sciences Corp., Class A *	41,013	625,858
Orion Energy Systems, Inc. *	21,528	94,508
Orion Marine Group, Inc. *	19,396	408,480
OSI Systems, Inc. *	11,838	322,941
OYO Geospace Corp. *	3,534	151,573
Pacer International, Inc. *	29,864	94,370
Park Electrochemical Corp.	15,394	425,490
Perma-Fix Environmental Services, Inc. *	45,097	102,370
PHI, Inc. *	10,768	222,898
Plexus Corp. *	28,833	821,741
PMFG, Inc. * (a)	10,895	176,608
Polypore International, Inc. *	17,155	204,145
Powell Industries, Inc. *	5,984	188,676
Power-One, Inc. * (a)	64,915	282,380
PowerSecure International, Inc. *	16,075	115,901
Quanex Building Products Corp.	27,978	474,787
Raser Technologies, Inc. * (a)	42,090	52,192
Raven Industries, Inc.	11,956	379,842
RBC Bearings, Inc. *	16,205	394,268
Regal-Beloit Corp. (a)	25,810	1,340,571
Robbins & Myers, Inc.	19,673	462,709
Rock-Tenn Company, Class A	27,658	1,394,240
Rofin-Sinar Technologies, Inc. *	21,276	502,326
Rogers Corp. *	11,749	356,112
Saia, Inc. *	10,514	155,817
SatCon Technology Corp. * (a)	43,881	123,744
Sauer-Danfoss, Inc. *	10,017	120,304
Ship Finance International, Ltd. (a)	31,019	422,789
Silgan Holdings, Inc.	19,651	1,137,400
Simpson Manufacturing Company, Inc. (a)	27,687	744,503
SmartHeat, Inc. * (a)	7,383	107,201
Smith & Wesson Holding Corp. * (a)	39,699	162,369
Spectrum Control, Inc. *	11,678	110,591
Standex International Corp.	10,128	203,472
Stanley, Inc. *	8,641	236,850
Sterling Construction Company, Inc. *	10,657	204,401
Stoneridge, Inc. *	8,253	74,360
Sturm Ruger & Company, Inc. (a)	14,785	143,415
Sun Hydraulics, Inc.	9,736	255,570
TAL International Group, Inc.	12,410	164,184
Taser International, Inc. *	47,211	206,784
TBS International, Ltd. * (a)	11,176	82,144
Technitrol, Inc.	30,852	135,132
Tecumseh Products Company, Class A *	15,135	176,928
Teekay Tankers, Ltd. (a)	8,962	76,446
Teledyne Technologies, Inc. *	26,033	998,626
Tennant Company	13,685	358,410
Tetra Tech, Inc. *	43,743	1,188,497
Texas Industries, Inc. (a)	17,246	603,438
The Eastern Company	5,985	80,379
Tredegar Industries, Inc.	22,696	359,051
Trex Company, Inc. * (a)	12,132	237,787
Triumph Group, Inc.	12,140	585,755

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
TTM Technologies, Inc. *	32,153	$370,724
Tutor Perini Corp. * (a)	18,911	341,911
U.S. Concrete, Inc. *	39,187	35,660
Ultralife Batteries, Inc. *	11,716	50,613
Ultrapetrol Bahamas, Ltd. *	19,980	95,105
Universal Display Corp. * (a)	22,052	272,563
Universal Forest Products, Inc.	13,909	511,990
USA Truck, Inc. *	7,865	98,470
Valence Technology, Inc. * (a)	40,648	36,990
Varian, Inc. * (a)	20,928	1,078,629
Vicor Corp. *	15,536	144,485
W.H. Brady Company, Class A (a)	34,798	1,044,288
Waste Services, Inc. * (a)	15,925	145,077
Watts Water Technologies, Inc., Class A	21,349	660,111
Werner Enterprises, Inc. (a)	29,983	593,364
Woodward Governor Company	43,514	1,121,356
Worthington Industries, Inc. (a)	44,605	582,987
YRC Worldwide, Inc. * (a)	44,795	37,619

		95,857,315

Investment Companies - 0.01%
Main Street Capital Corp. (a)	6,526	105,199
Teton Advisors, Inc. * (a)	65	0

		105,199

Technology - 9.94%
3D Systems Corp. *	15,075	170,348
3PAR, Inc. * (a)	20,331	240,922
ACI Worldwide, Inc. *	26,573	455,727
Actel Corp. *	20,445	242,887
Actuate Corp. *	35,362	151,349
Acxiom Corp. *	50,234	674,140
Advanced Analogic Technologies, Inc. *	34,933	137,636
Advent Software, Inc. * (a)	11,222	457,072
Agilysys, Inc.	7,278	66,230
American Reprographics Company * (a)	27,826	195,060
American Software, Inc., Class A	20,738	124,428
AMICAS, Inc. *	33,659	183,105
Amkor Technology, Inc. * (a)	79,566	569,693
Anadigics, Inc. *	47,848	201,919
Applied Micro Circuits Corp. *	48,169	359,822
ArcSight, Inc. *	13,520	345,842
ATMI, Inc. *	23,749	442,206
Avid Technology, Inc. * (a)	20,930	267,067
Blackbaud, Inc. (a)	32,045	757,223
Blackboard, Inc. * (a)	21,942	995,947
Bottomline Technologies, Inc. *	19,676	345,707
Brooks Automation, Inc. *	47,699	409,257
Cabot Microelectronics Corp. *	17,203	567,011
CACI International, Inc., Class A *	21,734	1,061,706
Callidus Software, Inc. *	24,735	74,700
Cavium Networks, Inc. * (a)	26,779	638,144
Ceva, Inc. *	17,175	220,871
CIBER, Inc. *	54,205	187,007
Cirrus Logic, Inc. *	50,063	341,430
Cogent, Inc. *	31,837	330,786
Cogo Group, Inc. *	19,631	144,680
Cohu, Inc.	18,348	255,955
Commvault Systems, Inc. *	30,630	725,625
Compellent Technologies, Inc. *	12,383	280,846
Computer Programs & Systems, Inc. (a)	7,217	332,343
Computer Task Group, Inc. *	14,015	112,260
COMSYS IT Partners, Inc. *	12,788	113,685
Concur Technologies, Inc. * (a)	28,923	1,236,458
Cray, Inc. *	25,863	166,040
CSG Systems International, Inc. *	26,515	506,171
CSR PLC *	33,170	217,431
DemandTec, Inc. *	15,772	138,320
Digi International, Inc. *	19,548	178,278
Diodes, Inc. *	23,578	482,170
DivX, Inc. *	26,644	150,272
Double-Take Software, Inc. *	14,101	140,869
DSP Group, Inc. *	19,135	107,730
Dynamics Research Corp. *	9,344	99,140
Ebix, Inc. * (a)	5,041	246,152
Echelon Corp. * (a)	23,693	273,891
Eclipsys Corp. *	41,080	760,802
Electronics for Imaging, Inc. * (a)	36,609	476,283
Emcore Corp. * (a)	64,606	69,128
Emulex Corp. *	60,411	658,480
Entegris, Inc. *	85,295	450,358
Entropic Communications, Inc. *	41,258	126,662
Epicor Software Corp. *	35,694	271,988
EPIQ Systems, Inc. *	24,645	344,784
Exar Corp. *	27,993	199,030
Fair Isaac Corp. (a)	35,703	760,831
Falconstor Software, Inc. *	27,255	110,655
FormFactor, Inc. *	35,917	781,554
Furmanite Corp. *	29,646	112,951
GSE Systems, Inc. *	15,099	82,743
Hittite Microwave Corp. *	15,576	634,722
Igate Corp.	17,298	172,980
Imation Corp. * (a)	22,989	200,464
Immersion Corp. *	23,656	108,108
inContact, Inc. *	24,579	72,016
infoGROUP, Inc. *	26,078	209,146
Informatica Corp. *	61,374	1,587,132
Innerworkings, Inc. *	19,286	113,787
Innodata Isogen, Inc. * (a)	18,211	100,889
Interactive Intelligence, Inc. *	9,808	180,860
IPG Photonics Corp. *	17,446	292,046
Isilon Systems, Inc. *	19,538	134,031
IXYS Corp. *	18,320	135,934
Jack Henry & Associates, Inc.	60,412	1,396,725
JDA Software Group, Inc. *	19,568	498,397
Kopin Corp. *	51,738	216,265
Kulicke & Soffa Industries, Inc. *	46,709	251,762
Lattice Semiconductor Corp. *	91,997	248,392
Lawson Software, Inc. *	100,682	669,535
Limelight Networks, Inc. *	24,931	97,979
Liveperson, Inc. *	32,614	227,320
Manhattan Associates, Inc. *	17,376	417,545
ManTech International Corp. *	15,816	763,597

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Maxwell Technologies, Inc. * (a)	16,922	$301,888
MedAssets, Inc. *	28,868	612,290
Mentor Graphics Corp. *	68,848	607,928
Mercury Computer Systems, Inc. *	17,443	192,047
Micrel, Inc.	35,163	288,337
Microsemi Corp. *	55,983	993,698
MicroStrategy, Inc., Class A *	6,649	625,139
Microtune, Inc. *	48,651	109,951
MIPS Technologies, Inc., Class A *	36,125	157,866
MKS Instruments, Inc. *	36,087	628,275
MoneyGram International, Inc. * (a)	64,747	186,471
Monolithic Power Systems, Inc. *	24,942	597,860
Monotype Imaging Holdings, Inc. *	16,888	152,499
MTS Systems Corp.	12,596	362,009
NCI, Inc. *	5,313	146,904
Ness Technologies, Inc. *	30,235	148,152
Netezza Corp. *	34,270	332,419
NETGEAR, Inc. *	22,601	490,216
Netlogic Microsystems, Inc. * (a)	13,248	612,852
Netscout Systems, Inc. *	18,996	278,101
NetSuite, Inc. * (a)	12,457	199,063
Omnicell, Inc. *	23,846	278,760
OmniVision Technologies, Inc. *	36,552	531,101
OpenTV Corp., Class A *	72,793	98,999
Opnet Technologies, Inc.	11,199	136,516
Palm, Inc. * (a)	120,390	1,208,716
PAR Technology Corp. *	10,798	62,412
Parametric Technology Corp. *	83,933	1,371,465
Pegasystems, Inc.	10,861	369,274
Pericom Semiconductor Corp. *	20,299	234,047
Phase Forward, Inc. *	32,435	497,877
Phoenix Technology, Ltd. *	25,647	70,529
Photronics, Inc. *	32,627	145,190
PLX Technology, Inc. *	28,237	91,206
Power Integrations, Inc.	17,421	633,428
Progress Software Corp. *	29,240	854,100
PROS Holdings, Inc. *	15,065	155,923
Quality Systems, Inc. (a)	17,081	1,072,516
Quantum Corp. *	160,050	468,947
Quest Software, Inc. *	43,778	805,515
Radiant Systems, Inc. *	20,993	218,327
RadiSys Corp. *	18,509	176,761
Rimage Corp. *	8,617	149,419
Riverbed Technology, Inc. * (a)	39,760	913,287
Rosetta Stone, Inc. * (a)	4,719	84,706
Rubicon Technology, Inc. * (a)	9,521	193,372
Rudolph Technologies, Inc. *	24,392	163,914
Schawk, Inc., Class A	12,126	164,914
Seachange International, Inc. *	25,005	164,283
Semtech Corp. *	44,219	752,165
Sigma Designs, Inc. * (a)	20,132	215,412
Silicon Graphics International Corp. *	24,292	170,287
Silicon Image, Inc. *	59,989	154,772
Silicon Storage Technology, Inc. *	67,355	172,429
Skyworks Solutions, Inc. * (a)	121,129	1,718,821
Smart Modular Technologies (WWH), Inc. *	28,973	182,240
Smith Micro Software, Inc. *	21,365	195,276
SolarWinds, Inc. * (a)	8,876	204,237
Solera Holdings, Inc.	49,270	1,774,213
SRA International, Inc., Class A *	30,238	577,546
Standard Microsystems Corp. *	16,396	340,709
STEC, Inc. * (a)	17,912	292,682
Stratasys, Inc. *	15,209	262,812
Super Micro Computer, Inc. *	17,882	198,848
Supertex, Inc. *	8,449	251,780
Sykes Enterprises, Inc. *	25,432	647,753
Synaptics, Inc. * (a)	24,979	765,606
Synchronoss Technologies, Inc. *	14,561	230,209
SYNNEX Corp. * (a)	14,084	431,815
Syntel, Inc. (a)	9,171	348,773
Take-Two Interactive Software, Inc. * (a)	58,806	591,000
Taleo Corp. *	23,098	543,265
Techwell, Inc. *	13,421	177,157
Tessera Technologies, Inc. *	35,376	823,200
THQ, Inc. * (a)	50,694	255,498
Tier Technologies Inc., Class B *	15,391	123,128
Trident Microsystems, Inc. *	52,623	97,879
Triquint Semiconductor, Inc. *	107,070	642,420
Tyler Technologies, Inc. *	23,614	470,155
Ultimate Software Group, Inc. *	18,174	533,770
Ultratech, Inc. *	18,437	273,974
Unisys Corp. * (a)	28,683	1,106,016
Veeco Instruments, Inc. *	23,536	777,629
VeriFone Holdings, Inc. * (a)	52,459	859,278
Virtusa Corp. *	11,344	102,777
Volterra Semiconductor Corp. *	17,117	327,277
Zoran Corp. *	38,609	426,629

		68,418,345

Utilities - 3.35%
Allete, Inc.	19,664	642,619
American States Water Company	13,880	491,491
Artesian Resources Corp., Class A	9,468	173,359
Avista Corp. (a)	39,913	861,722
Black Hills Corp. (a)	28,704	764,387
California Water Service Group	14,350	528,367
Central Vermont Public Service Corp.	10,287	213,970
CH Energy Group, Inc.	11,905	506,201
Chesapeake Utilities Corp.	5,954	190,826
Cleco Corp.	43,502	1,188,910
Connecticut Water Service, Inc.	9,041	223,945
Consolidated Water Company, Ltd.	11,382	162,649
El Paso Electric Company *	33,619	681,793
Empire District Electric Company	23,286	436,147
EnerNOC, Inc. * (a)	10,374	315,266
IDACORP, Inc.	34,015	1,086,779
MGE Energy, Inc.	17,179	613,977
Middlesex Water Company	13,394	236,136
New Jersey Resources Corp.	29,660	1,109,284
Nicor, Inc.	31,719	1,335,370
Northwest Natural Gas Company	18,826	847,923
NorthWestern Corp.	26,759	696,269
Otter Tail Corp.	26,237	650,677

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Piedmont Natural Gas, Inc. (a)	51,644	$1,381,477
Pike Electric Corp. *	12,947	120,148
PNM Resources, Inc.	63,646	805,122
Portland General Electric Company	54,129	1,104,773
SJW Corp.	10,425	235,292
South Jersey Industries, Inc.	21,416	817,663
Southwest Gas Corp.	31,989	912,646
Southwest Water Company	23,348	137,520
The Laclede Group, Inc.	14,520	490,340
UIL Holding Corp.	22,195	623,236
Unisource Energy Corp.	26,278	845,889
Unitil Corp. (a)	9,619	221,045
US Geothermal, Inc. *	54,439	83,292
WGL Holdings, Inc.	35,172	1,179,669
York Water Company	11,786	171,015

		23,087,194

TOTAL COMMON STOCKS (Cost $533,475,955)		$674,083,945

PREFERRED STOCKS - 0.02%

Consumer, Non-cyclical - 0.02%
Inverness Medical Innovations, Inc., Series B, 3.00%	555	147,541

TOTAL PREFERRED STOCKS (Cost $127,256)		$147,541

WARRANTS - 0.00%

Consumer, Cyclical - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration date 03/02/2012; strike price $12.21) *	251	15

TOTAL WARRANTS (Cost $0)		$15

RIGHTS - 0.00%

Industrial - 0.00%
Builders FirstSource, Inc. (Expiration Date 01/14/2010, Strike price: USD 3.50) * (a)	23,020	5,633

TOTAL RIGHTS (Cost $0)		$5,633

SECURITIES LENDING COLLATERAL - 23.51%

Securities Lending Collateral - 23.51%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	16,162,080	161,774,343

TOTAL SECURITIES LENDING COLLATERAL (Cost $161,787,301)		$161,774,343

SHORT TERM INVESTMENTS - 1.75%
Federal National Mortgage Association Discount Notes 0.43% due 12/01/2010	$12,055,000	$12,008,026

TOTAL SHORT TERM INVESTMENTS (Cost $12,008,026)		$12,008,026

Total Investments (Small Cap Index Trust) (Cost $707,398,538) - 123.22%		$848,019,503
Other assets and liabilities, net - (23.22)%		(159,789,923)

TOTAL NET ASSETS - 100.00%		$688,229,580

Total Bond Market Trust A

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 26.02%

U.S. Treasury Bonds - 5.50%
2.75% due 10/31/2013	$25,730,000	$26,351,148
3.50% due 02/15/2039	740,000	606,106
4.25% due 05/15/2039	4,000,000	3,752,500
4.375% due 02/15/2038	2,547,000	2,445,120
4.50% due 05/15/2038	7,845,000	7,681,973
5.25% due 02/15/2029	6,770,000	7,334,875
5.375% due 02/15/2031	880,000	972,400
6.25% due 08/15/2023	2,500,000	2,985,937
7.875% due 02/15/2021	2,300,000	3,091,343
8.125% due 08/15/2021	1,400,000	1,920,187
9.25% due 02/15/2016	2,150,000	2,895,949

		60,037,538

U.S. Treasury Notes - 20.52%
0.875% due 01/31/2011 to 03/31/2011	48,500,000	48,608,570
1.125% due 12/15/2012	12,500,000	12,299,750
1.25% due 11/30/2010	20,000,000	20,140,620
1.375% due 10/15/2012 to 11/15/2012	13,400,000	13,309,933
1.50% due 10/31/2010 to 07/15/2012	35,900,000	36,155,891
1.75% due 01/31/2014 to 03/31/2014	19,320,000	18,879,833
1.875% due 02/28/2014	13,890,000	13,661,037
2.00% due 11/30/2013	4,795,000	4,769,529
2.125% due 11/30/2014	5,400,000	5,272,182
2.375% due 09/30/2014	2,900,000	2,875,524
2.625% due 02/29/2016	10,500,000	10,214,526
2.75% due 02/15/2019	9,600,000	8,838,000
3.00% due 09/30/2016	5,920,000	5,810,385
3.125% due 05/15/2019	2,330,000	2,206,582
3.625% due 08/15/2019	3,080,000	3,028,025
3.75% due 11/15/2018	7,236,000	7,235,436
4.25% due 11/15/2017	9,300,000	9,747,562
4.75% due 05/15/2014	800,000	880,250

		223,933,635

TOTAL U.S. TREASURY OBLIGATIONS (Cost $287,092,627)		$283,971,173

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.91%

Federal Farm Credit Bank - 0.34%
3.875% due 10/07/2013	1,700,000	1,796,434
4.875% due 12/16/2015	1,800,000	1,939,628

		3,736,062

Federal Home Loan Bank - 1.64%
1.625% due 07/27/2011	4,900,000	4,946,849
3.875% due 01/15/2010 to 06/14/2013	8,175,000	8,545,548
5.00% due 11/17/2017	4,090,000	4,424,231

		17,916,628

Federal Home Loan Mortgage Corp. - 15.15%
2.875% due 11/23/2010	6,000,000	6,128,112
3.75% due 06/28/2013	4,000,000	4,215,508
3.875% due 06/29/2011	6,000,000	6,259,788
4.00% due 07/01/2024 to 04/01/2039	9,063,589	8,866,828
4.125% due 09/27/2013	5,500,000	5,861,680
4.50% due 07/01/2018 to 11/01/2039	26,804,894	26,996,892
5.00% due 06/01/2023 to 07/01/2039	27,302,993	28,091,506
5.50% due 08/23/2017 to 01/01/2039	32,578,323	34,365,527
5.82% due 02/01/2037 (b)	1,875,227	1,966,607

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. (continued)
6.00% due 06/15/2011 to 10/01/2038	$23,058,121	$24,557,814
6.063% due 08/01/2037 (b)	1,946,121	2,059,638
6.25% due 07/15/2032	570,000	661,792
6.50% due 08/01/2037 to 09/01/2038	5,497,161	5,892,088
6.75% due 09/15/2029	2,900,000	3,494,564
7.00% due 11/01/2037 to 10/01/2038	2,885,105	3,155,020
4.50% due 06/01/2039	2,824,449	2,822,684

		165,396,048

Federal National Mortgage Association - 21.20%
1.375% due 04/28/2011	3,400,000	3,425,004
3.25% due 04/09/2013	4,000,000	4,151,356
3.556% due 01/01/2035 (b)	2,434,275	2,494,476
3.875% due 07/12/2013	6,000,000	6,379,434
4.00% due 03/01/2024 to 08/01/2039	15,550,834	15,328,760
4.375% due 10/15/2015	4,850,000	5,159,634
4.50% due 06/01/2018 to 06/01/2039	28,560,996	28,864,147
4.852% due 04/01/2036 (b)	2,210,421	2,318,926
4.938% due 07/01/2034 (b)	1,858,180	1,972,815
5.00% due 06/01/2018 to 12/01/2039	43,194,725	44,617,474
5.055% due 09/01/2037 (b)	1,948,223	2,065,391
5.452% due 04/01/2036 (b)	550,430	580,320
5.50% due 08/01/2017 to 11/01/2038	49,566,755	52,134,887
5.50% due 05/01/2036 (b)	687,448	720,833
5.662% due 04/01/2037 (b)	2,726,806	2,875,701
5.994% due 10/01/2037 (b)	2,017,841	2,143,851
6.00% due 08/01/2023 to 10/01/2038	32,391,472	34,499,018
6.125% due 03/15/2012	1,275,000	1,405,378
6.50% due 07/01/2036 to 10/01/2038	9,641,639	10,373,430
6.625% due 11/15/2030	2,425,000	2,914,384
7.00% due 10/01/2038	1,681,496	1,846,689
7.125% due 06/15/2010	1,750,000	1,804,483
7.25% due 05/15/2030	2,600,000	3,324,667

		231,401,058

Government National Mortgage Association - 5.41%
4.00% due 07/15/2039	1,040,069	1,007,080
4.50% due 06/15/2023 to 11/20/2039	14,550,719	14,604,304
5.00% due 10/15/2023 to 11/20/2039	15,963,382	16,455,297
5.50% due 08/15/2023 to 09/20/2039	13,557,010	14,243,476
6.00% due 06/20/2038 to 10/15/2038	8,689,266	9,217,583
6.50% due 09/20/2037 to 12/15/2038	3,235,457	3,454,444

		58,982,184

Tennessee Valley Authority - 0.11%
6.75% due 11/01/2025	1,035,000	1,210,998

The Financing Corp. - 0.06%
8.60% due 09/26/2019	525,000	678,284

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $466,523,739)		$479,321,262

FOREIGN GOVERNMENT OBLIGATIONS - 1.35%

Austria - 0.05%
Government of Austria
5.00% due 05/19/2014 (j)	540,000	579,116

Brazil - 0.31%
Federative Republic of Brazil
5.875% due 01/15/2019	1,420,000	1,512,300
6.00% due 01/17/2017	890,000	961,200
7.125% due 01/20/2037	760,000	872,100

		3,345,600

Canada - 0.41%
Government of Canada
5.00% due 02/15/2012	240,000	256,345
5.125% due 01/26/2017	370,000	393,979
5.20% due 02/21/2017	300,000	322,518
6.50% due 01/15/2026	390,000	442,788
7.50% due 07/15/2023	310,000	372,139
7.50% due 09/15/2029	610,000	767,440
Export Development Canada
3.50% due 05/16/2013	475,000	492,623
Province of Ontario
4.50% due 02/03/2015	1,100,000	1,161,562
Province of Saskatchewan
8.00% due 02/01/2013	240,000	269,950

		4,479,344

Israel - 0.08%
Government of Israel
5.125% due 03/26/2019	440,000	445,840
5.50% due 09/18/2023	380,000	404,759

		850,599

Italy - 0.17%
Republic of Italy
4.50% due 01/21/2015	500,000	523,084
6.875% due 09/27/2023	1,210,000	1,369,584

		1,892,668

Mexico - 0.26%
Government of Mexico
5.95% due 03/19/2019	2,519,000	2,663,843
9.875% due 02/01/2010	150,000	151,125

		2,814,968

Peru - 0.07%
Republic of Peru
7.125% due 03/30/2019	670,000	770,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $14,400,885)		$14,732,795

CORPORATE BONDS - 22.20%

Basic Materials - 0.71%
Agrium, Inc.
6.75% due 01/15/2019	490,000	529,740
Alcoa, Inc.
6.75% due 07/15/2018	485,000	494,734
Anglo American Capital
9.375% due 04/08/2019 (j)	600,000	762,126
ArcelorMittal
5.375% due 06/01/2013	990,000	1,044,699
BHP Billiton Finance
6.50% due 04/01/2019	500,000	573,529
6.75% due 11/01/2013	159,000	178,384

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Dow Chemical Company
5.70% due 05/15/2018	$230,000	$233,647
5.90% due 02/15/2015	350,000	376,102
E.I. Du Pont de Nemours & Company
5.75% due 03/15/2019	650,000	696,906
5.875% due 01/15/2014	395,000	436,332
International Paper Company
8.70% due 06/15/2038	250,000	304,274
Potash Corp. of Saskatchewan, Inc.
4.875% due 03/30/2020	130,000	128,261
Praxair, Inc.
4.375% due 03/31/2014	620,000	653,758
Rio Tinto Alcan, Inc.
6.125% due 12/15/2033	360,000	366,122
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	434,000	476,740
The Sherwin-Williams Company
3.125% due 12/15/2014	220,000	217,281
Vale Overseas, Ltd.
6.875% due 11/10/2039	240,000	241,614

		7,714,249

Communications - 2.62%
Ameritech Capital Funding
6.875% due 10/15/2027	240,000	240,644
AT&T Corp.
8.00% due 11/15/2031	380,000	463,797
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	450,000	483,478
AT&T, Inc.
6.30% due 01/15/2038	1,150,000	1,168,094
6.70% due 11/15/2013	685,000	772,849
BellSouth Corp.
6.875% due 10/15/2031	735,000	771,972
British Sky Broadcasting Group PLC
9.50% due 11/15/2018 (j)	420,000	538,454
British Telecommunications PLC
5.95% due 01/15/2018	270,000	274,415
9.625% due 12/15/2030	250,000	318,554
CBS Corp.
8.875% due 05/15/2019	445,000	532,364
Cellco Partnership / Verizon Wireless Capital LLC
7.375% due 11/15/2013	470,000	539,873
CenturyTel, Inc., Series P
7.60% due 09/15/2039	310,000	317,700
Cisco Systems, Inc.
5.25% due 02/22/2011	350,000	367,264
5.50% due 02/22/2016	300,000	329,370
5.90% due 02/15/2039	530,000	535,876
Comcast Cable Communications
8.875% due 05/01/2017	300,000	359,435
Comcast Corp.
5.70% due 07/01/2019	460,000	482,560
6.50% due 01/15/2015	320,000	358,513
6.50% due 11/15/2035	755,000	782,830
COX Communications, Inc.
9.375% due 01/15/2019 (j)	605,000	765,562
Deutsche Telekom International Finance BV
8.75 due 06/15/2030	725,000	932,430
Discovery Communications LLC
5.625% due 08/15/2019	380,000	392,361
France Telecom SA
8.50% due 03/01/2031	460,000	612,174
Grupo Televisa SA
6.625% due 01/15/2040 (j)	330,000	326,345
News America, Inc.
6.65% due 11/15/2037	525,000	554,561
Rogers Cable, Inc.
7.875% due 05/01/2012	455,000	509,919
SBC Communications, Inc.
5.625% due 06/15/2016	400,000	429,696
TCI Communications, Inc.
7.125% due 02/15/2028	455,000	472,635
Telecom Italia Capital SA
5.25% due 11/15/2013	730,000	767,807
7.721% due 06/04/2038	450,000	518,099
Telefonica Emisiones SAU
6.221% due 07/03/2017	210,000	231,464
Telefonica Europe BV
8.25% due 09/15/2030	500,000	622,521
Telefonos de Mexico SAB de CV
5.50% due 11/15/2019 (j)	440,000	428,454
Time Warner Companies, Inc.
7.25% due 10/15/2017	400,000	447,969
7.57% due 02/01/2024	480,000	521,248
Time Warner Entertainment Company LP
8.375% due 07/15/2033	970,000	1,159,578
Time Warner, Inc.
6.75% due 04/15/2011	530,000	561,536
7.625% due 04/15/2031	110,000	127,779
Verizon Communications, Inc.
5.25% due 04/15/2013	1,025,000	1,104,919
6.10% due 04/15/2018	675,000	733,664
6.90% due 04/15/2038	875,000	969,800
7.375% due 09/01/2012	450,000	507,247
Verizon Global Funding Corp.
7.25% due 12/01/2010	675,000	713,324
Viacom, Inc.
4.25% due 09/15/2015	220,000	221,727
6.25% due 04/30/2016	530,000	577,637
7.875% due 07/30/2030	430,000	463,773
Vivendi SA
5.75% due 04/04/2013 (j)	305,000	320,661
Vodafone Group PLC
3.375% due 11/24/2015	1,100,000	1,064,635
5.375% due 01/30/2015	795,000	854,354
5.45% due 06/10/2019	480,000	497,046
Walt Disney Company, MTN
5.625% due 09/15/2016	500,000	539,941

		28,588,908

Consumer, Cyclical - 0.69%
CVS Caremark Corp.
6.125% due 08/15/2016	450,000	484,574
6.60% due 03/15/2019	370,000	404,887
CVS Pass-Through Trust
8.353% due 07/10/2031 (j)	456,872	494,822

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
DaimlerChrysler NA Holding Corp.
5.875% due 03/15/2011	$455,000	$475,737
DaimlerChrysler NA Holding Corp., MTN
5.75% due 09/08/2011	295,000	309,872
Home Depot, Inc.
4.625% due 08/15/2010	455,000	465,787
5.40% due 03/01/2016	100,000	104,686
5.875% due 12/16/2036	420,000	405,408
Lowe’s Companies, Inc.
6.10% due 09/15/2017	315,000	348,493
McDonald’s Corp., MTN
5.00% due 02/01/2019	328,000	342,826
Target Corp.
6.50% due 10/15/2037	500,000	548,268
7.50% due 08/15/2010	775,000	808,100
Toll Brothers Finance Corp.
6.75% due 11/01/2019	220,000	215,467
Walgreen Company
5.25% due 01/15/2019	450,000	477,544
Wal-Mart Stores, Inc.
4.125% due 02/01/2019	455,000	449,191
6.20% due 04/15/2038	585,000	645,134
7.55% due 02/15/2030	300,000	371,717
Yum! Brands, Inc.
6.25% due 03/15/2018	190,000	207,254

		7,559,767

Consumer, Non-cyclical - 2.63%
Abbott Laboratories
4.35% due 03/15/2014	540,000	567,623
5.875% due 05/15/2016	195,000	215,083
Altria Group, Inc.
8.50% due 11/10/2013	465,000	537,368
9.25% due 08/06/2019	955,000	1,163,790
Amgen, Inc.
5.70% due 02/01/2019	415,000	445,026
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (j)	670,000	747,977
7.75% due 01/15/2019 (j)	450,000	526,858
Archer-Daniels-Midland Company
7.00% due 02/01/2031	300,000	341,852
AstraZeneca PLC
5.90% due 09/15/2017	465,000	516,694
Bacardi, Ltd.
8.20% due 04/01/2019 (j)	620,000	732,818
Baxter International, Inc.
5.90% due 09/01/2016	225,000	247,886
Bottling Group LLC
5.125% due 01/15/2019	450,000	467,621
Bristol-Myers Squibb Company
6.80% due 11/15/2026	280,000	315,997
Brown-Forman Corp.
5.00% due 02/01/2014	450,000	472,943
Bunge, Ltd. Finance Corp.
8.50% due 06/15/2019	300,000	341,972
Campbell Soup Company
4.50% due 02/15/2019	600,000	600,419
Cargill, Inc.
7.35% due 03/06/2019 (j)	475,000	547,170
Clorox Company
5.95% due 10/15/2017	390,000	419,326
Coca-Cola Company
4.875% due 03/15/2019	150,000	156,251
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	505,000	648,226
ConAgra Foods, Inc.
5.819% due 06/15/2017	75,000	77,899
7.00% due 04/15/2019	300,000	339,542
9.75% due 03/01/2021	222,000	283,910
Covidien International Finance SA
6.00% due 10/15/2017	500,000	540,429
Diageo Capital PLC
7.375% due 01/15/2014	717,000	829,435
Eli Lilly & Company
7.125% due 06/01/2025	340,000	395,707
Express Scripts, Inc.
6.25% due 06/15/2014	300,000	327,339
General Mills, Inc.
5.65% due 02/15/2019	450,000	477,248
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	577,000	605,276
6.375% due 05/15/2038	310,000	343,441
Howard Hughes Medical Institute
3.45% due 09/01/2014	470,000	476,245
Johnson & Johnson
5.55% due 08/15/2017	150,000	165,451
5.85% due 07/15/2038	365,000	393,787
Kellogg Company
4.15% due 11/15/2019	220,000	213,233
Kimberly-Clark Corp.
7.50% due 11/01/2018	330,000	399,242
Kraft Foods, Inc.
6.75% due 02/19/2014	1,080,000	1,194,300
6.875% due 02/01/2038	280,000	293,826
Kroger Company
3.90% due 10/01/2015	220,000	221,201
6.40% due 08/15/2017	500,000	546,212
Mead Johnson Nutrition Company
4.90% due 11/01/2019 (j)	220,000	218,128
Medtronic, Inc.
5.60% due 03/15/2019	315,000	339,106
Merck & Company, Inc.
5.75% due 11/15/2036	600,000	614,908
Novartis Securities Investment, Ltd.
5.125% due 02/10/2019	365,000	383,442
PepsiCo, Inc.
7.90% due 11/01/2018	315,000	386,585
Pharmacia Corp.
6.50% due 12/01/2018	450,000	506,258
Philip Morris International, Inc.
6.875% due 03/17/2014	390,000	441,916
Procter & Gamble Company
4.60% due 01/15/2014	530,000	564,331
Quest Diagnostics, Inc.
5.45% due 11/01/2015	134,000	144,867
Ralcorp Holdings, Inc.
6.625% due 08/15/2039 (j)	470,000	458,364

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Roche Holdings, Inc.
6.00% due 03/01/2019 (j)	$330,000	$362,621
SABMiller PLC
6.50% due 07/15/2018 (j)	310,000	338,801
Safeway, Inc.
6.25% due 03/15/2014	315,000	345,954
6.35% due 08/15/2017	520,000	569,120
Schering Plough Corp.
5.30% due 12/01/2013	380,000	417,642
Science Applications International Corp.
5.50% due 07/01/2033	300,000	264,773
St. Jude Medical, Inc.
4.875% due 07/15/2019	230,000	231,829
Sysco Corp.
5.375% due 03/17/2019	300,000	318,594
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (j)	310,000	311,400
Tesco PLC
6.15% due 11/15/2037 (j)	235,000	243,919
UnitedHealth Group, Inc.
4.875% due 03/15/2015	795,000	815,179
5.80% due 03/15/2036	210,000	188,211
WellPoint, Inc.
6.375% due 06/15/2037	170,000	172,988
7.00% due 02/15/2019	500,000	559,214
Wyeth
5.50% due 03/15/2013	660,000	717,610
6.00% due 02/15/2036	600,000	626,766

		28,679,149

Energy - 2.09%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	585,000	618,188
Apache Corp.
6.00% due 09/15/2013	295,000	326,423
Boardwalk Pipelines LP
5.75% due 09/15/2019	380,000	374,683
Cameron International Corp.
7.00% due 07/15/2038	340,000	360,091
Canadian Natural Resources, Ltd.
6.25% due 03/15/2038	440,000	455,372
Cenovus Energy, Inc.
5.70% due 10/15/2019 (j)	220,000	229,475
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	370,000	416,758
Chevron Corp.
4.95% due 03/03/2019	440,000	463,482
Conoco Funding Company
6.35% due 10/15/2011	395,000	429,745
ConocoPhillips Company
5.75% due 02/01/2019	455,000	498,019
DCP Midstream LLC
9.70% due 12/01/2013 (j)	390,000	460,395
9.75% due 03/15/2019 (j)	475,000	584,466
Devon Financing Corp.
6.875% due 09/30/2011	400,000	434,526
7.875% due 09/30/2031	260,000	325,757
Diamond Offshore Drilling, Inc.
5.875% due 05/01/2019	600,000	639,142
Enbridge Energy Partners LP
9.875% due 03/01/2019	530,000	671,109
EnCana Corp.
6.50% due 08/15/2034	530,000	568,018
Enterprise Products Operating LLC
4.60% due 08/01/2012	300,000	316,825
6.65% due 04/15/2018	165,000	178,715
9.75% due 01/31/2014	265,000	316,272
GlobalSantaFe Corp.
5.00% due 02/15/2013	425,000	443,661
Halliburton Company
6.15% due 09/15/2019	300,000	335,013
Hess Corp.
8.125% due 02/15/2019	440,000	530,621
Kerr-McGee Corp.
6.95% due 07/01/2024	530,000	573,983
Kinder Morgan Energy Partners LP
5.625% due 02/15/2015	240,000	258,090
5.85% due 09/15/2012	415,000	446,613
6.50% due 09/01/2039	280,000	282,187
6.85% due 02/15/2020	500,000	554,638
7.30% due 08/15/2033	90,000	98,160
9.00% due 02/01/2019	265,000	326,083
Magellan Midstream Partners LP
6.55% due 07/15/2019	350,000	379,930
Marathon Oil Corp.
6.00% due 10/01/2017	425,000	449,565
Nabors Industries, Inc.
9.25% due 01/15/2019	450,000	551,122
Nexen, Inc.
6.20% due 07/30/2019	240,000	253,949
Noble Holding International, Ltd.
7.375% due 03/15/2014	370,000	419,355
ONEOK Partners LP
6.65% due 10/01/2036	363,000	370,232
Pemex Project Funding Master Trust
7.375% due 12/15/2014	350,000	390,308
Petrobras International Finance Company
8.375% due 12/10/2018	545,000	645,144
Petro-Canada
5.95% due 05/15/2035	315,000	310,873
6.05% due 05/15/2018	500,000	537,487
Petroleos Mexicanos
4.875% due 03/15/2015 (j)	700,000	697,410
Plains All American Pipeline LP
8.75% due 05/01/2019	300,000	353,728
Shell International Finance BV
6.375% due 12/15/2038	495,000	558,052
Talisman Energy, Inc.
6.25% due 02/01/2038	235,000	235,265
7.75% due 06/01/2019	300,000	352,322
Texas Eastern Transmission LP
6.00% due 09/15/2017 (j)	190,000	199,961
Tosco Corp.
8.125% due 02/15/2030	543,000	655,755
Total Capital SA
3.125% due 10/02/2015	220,000	217,281
4.25% due 12/15/2021	430,000	418,476

The accompanying notes are an integral part of the financial statements.

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	$630,000	$634,917
Valero Energy Corp.
6.125% due 06/15/2017	475,000	486,130
Weatherford International, Ltd.
5.50% due 02/15/2016	430,000	440,240
XTO Energy, Inc.
5.50% due 06/15/2018	645,000	688,000

		22,762,012

Financial - 9.33%
Abbey National PLC
7.95% due 10/26/2029	340,000	380,519
Aegon Funding Corp.
5.75% due 12/15/2020	225,000	207,202
Aetna, Inc.
6.00% due 06/15/2016	450,000	472,446
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	390,000	416,459
Allstate Corp.
5.95% due 04/01/2036	455,000	460,098
7.45% due 05/16/2019	310,000	360,165
AMB Property LP, MTN
6.30% due 06/01/2013	300,000	308,208
American Express Bank FSB, BKNT
6.00% due 09/13/2017	925,000	959,713
American Express Bank FSB, GMTN
3.15% due 12/09/2011	1,045,000	1,079,974
American Express Credit Corp., Series C
7.30% due 08/20/2013	380,000	427,075
AON Corp.
8.205% due 01/01/2027	250,000	253,750
AXA SA
8.60% due 12/15/2030	290,000	336,997
Bank of America Corp.
2.10% due 04/30/2012	900,000	908,308
3.125% due 06/15/2012	525,000	544,003
5.42% due 03/15/2017	499,000	492,564
6.50% due 08/01/2016	470,000	505,401
7.375% due 05/15/2014	250,000	283,678
7.80% due 02/15/2010	520,000	523,713
Bank of New York Mellon Corp.
6.375% due 04/01/2012	130,000	140,542
Bank of New York Mellon Corp., MTN
4.50% due 04/01/2013	675,000	712,814
Bank One Corp.
7.875% due 08/01/2010	725,000	755,878
Barclays Bank PLC
5.20% due 07/10/2014	330,000	349,803
5.45% due 09/12/2012	450,000	486,646
BB&T Corp.
5.20% due 12/23/2015	450,000	467,379
5.70% due 04/30/2014	600,000	649,469
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	980,000	1,124,896
Berkshire Hathaway Finance Corp, Series WI
4.00% due 04/15/2012	300,000	314,391
Berkshire Hathaway Finance Corp.
5.40% due 05/15/2018	450,000	470,155
BP Capital Markets PLC
3.625% due 05/08/2014	3,000,000	3,069,015
5.25% due 11/07/2013	270,000	294,092
Capital One Bank USA NA
8.80% due 07/15/2019	600,000	709,000
Capital One Financial Corp.
7.375% due 05/23/2014	690,000	781,240
Capital One Financial Corp., MTN
5.70% due 09/15/2011	395,000	414,896
Caterpillar Financial Services Corp.
6.125% due 02/17/2014	560,000	625,822
Chubb Corp.
5.75% due 05/15/2018	435,000	461,818
Citigroup Funding, Inc.
1.875% due 11/15/2012	445,000	443,853
Citigroup, Inc.
2.125% due 04/30/2012	915,000	924,798
2.875% due 12/09/2011	1,040,000	1,071,199
5.50% due 04/11/2013	530,000	549,485
5.875% due 02/22/2033	895,000	754,973
5.875% due 05/29/2037	620,000	546,335
6.00% due 02/21/2012	1,190,000	1,256,283
6.125% due 11/21/2017	1,265,000	1,275,088
8.50% due 05/22/2019	460,000	531,186
CME Group, Inc.
5.75% due 02/15/2014	360,000	393,758
CNA Financial Corp.
7.35% due 11/15/2019	440,000	440,513
Credit Suisse First Boston USA, Inc.
4.875% due 01/15/2015	690,000	722,510
6.50% due 01/15/2012	787,000	856,405
Credit Suisse Guernsey, Ltd.
5.86% due 05/29/2049 (b)	250,000	217,500
Credit Suisse New York
5.50% due 05/01/2014	1,500,000	1,627,801
Deutsche Bank AG
4.875% due 05/20/2013	1,150,000	1,221,735
Deutsche Bank AG/London
3.875% due 08/18/2014	850,000	867,983
Discover Financial Services
10.25% due 07/15/2019	700,000	818,558
Dresdner Bank AG
7.25% due 09/15/2015	270,000	270,011
Duke Realty LP
5.95% due 02/15/2017	225,000	209,407
Eksportfinans A/S
5.50% due 06/26/2017	440,000	465,964
ERP Operating LP
5.75% due 06/15/2017	591,000	591,067
FIH Erhvervsbank A/S
2.45% due 08/17/2012 (j)	470,000	472,904
FleetBoston Financial Corp.
6.70% due 07/15/2028	500,000	486,762
General Electric Capital Corp.
2.20% due 06/08/2012	450,000	456,311
3.00% due 12/09/2011	525,000	541,182
6.125% due 02/22/2011	1,620,000	1,711,851
6.75% due 03/15/2032	980,000	999,174

The accompanying notes are an integral part of the financial statements.

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
General Electric Capital Corp., MTN
5.625% due 09/15/2017	$1,135,000	$1,169,311
6.00% due 08/07/2019	350,000	363,307
6.875% due 01/10/2039	950,000	981,051
Goldman Sachs Capital II
5.793% due 12/29/2049 (b)	470,000	364,250
Goldman Sachs Group, Inc.
3.25% due 06/15/2012	610,000	633,750
5.50% due 11/15/2014	1,060,000	1,131,392
6.125% due 02/15/2033	530,000	532,243
6.15% due 04/01/2018	1,030,000	1,102,614
6.875% due 01/15/2011	800,000	848,341
7.50% due 02/15/2019	1,600,000	1,865,285
Harley-Davidson Funding Corp.
5.75% due 12/15/2014 (j)	440,000	446,718
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	230,000	191,573
HBOS PLC
6.75% due 05/21/2018 (j)	200,000	185,581
Hospitality Properties Trust
7.875% due 08/15/2014	410,000	423,271
HSBC Finance Corp.
5.00% due 06/30/2015	1,000,000	1,033,004
8.00% due 07/15/2010	940,000	974,141
HSBC Holdings PLC
6.50% due 09/15/2037	905,000	945,537
HSBC USA, Inc., BKNT
5.875% due 11/01/2034	250,000	243,140
ING Security Life Institutional Funding
4.25% due 01/15/2010 (j)	585,000	584,456
International Lease Finance Corp., MTN
5.45% due 03/24/2011	185,000	170,502
John Deere Capital Corp.
5.10% due 01/15/2013	540,000	574,016
John Deere Capital Corp., MTN
4.95% due 12/17/2012	740,000	793,595
5.25% due 10/01/2012	500,000	539,968
JPMorgan Chase & Company
3.125% due 12/01/2011	1,100,000	1,138,480
4.75% due 05/01/2013	670,000	707,200
6.40% due 05/15/2038	1,530,000	1,684,187
6.75% due 02/01/2011	975,000	1,028,479
Keycorp, MTN
6.50% due 05/14/2013	500,000	516,069
Kimco Realty Corp.
6.875% due 10/01/2019	410,000	416,910
Kreditanstalt fuer Wiederaufbau
3.25% due 03/15/2013	2,150,000	2,213,466
4.375% due 03/15/2018	1,680,000	1,725,562
5.125% due 03/14/2016	1,105,000	1,202,226
Landwirtschaftliche Rentenbank
3.875% due 03/15/2010	540,000	543,671
5.125% due 02/01/2017	315,000	337,768
Lincoln National Corp.
5.65% due 08/27/2012	225,000	232,861
Marsh & McLennan Companies, Inc.
5.75% due 09/15/2015	450,000	469,471
MBNA Corp.
5.00% due 06/15/2015	600,000	611,612
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	885,000	924,837
6.875% due 11/15/2018	975,000	1,045,319
7.75% due 05/14/2038	530,000	582,332
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	397,000	427,743
MetLife, Inc.
6.75% due 06/01/2016	300,000	335,952
MetLife, Inc., Series A
6.817% due 08/15/2018	670,000	746,217
Morgan Stanley
2.25% due 03/13/2012	440,000	446,941
3.25% due 12/01/2011	525,000	544,596
6.75% due 04/15/2011	1,130,000	1,197,216
7.30% due 05/13/2019	900,000	1,010,637
Morgan Stanley, MTN
5.95% due 12/28/2017	865,000	892,196
6.625% due 04/01/2018	793,000	857,366
Oesterreichische Kontrollbank AG
2.875% due 03/15/2011	290,000	296,677
4.875% due 02/16/2016	485,000	510,231
PartnerRe Finance A LLC
6.875% due 06/01/2018	500,000	523,705
PNC Funding Corp.
2.30% due 06/22/2012	530,000	538,955
4.25% due 09/21/2015	290,000	295,830
5.625% due 02/01/2017	450,000	445,916
6.70% due 06/10/2019	460,000	514,729
ProLogis
5.625% due 11/15/2016	180,000	165,878
7.625% due 08/15/2014	940,000	982,976
Prudential Financial, Inc.
4.75% due 04/01/2014	650,000	651,068
Prudential Financial, Inc., MTN
4.75% due 09/17/2015	440,000	446,167
Realty Income Corp.
5.95% due 09/15/2016	135,000	132,999
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	372,000	334,088
Simon Property Group LP
5.875% due 03/01/2017	245,000	245,343
State Street Corp.
2.15% due 04/30/2012	440,000	445,764
SunTrust Banks, Inc.
6.00% due 09/11/2017	450,000	446,059
Swedish Export Credit
3.25% due 09/16/2014	890,000	889,857
Swedish Export Credit AB, GMTN
4.875% due 09/29/2011	335,000	354,668
The St. Paul Companies, Inc.
5.50% due 12/01/2015	330,000	357,483
The Travelers Companies, Inc.
5.90% due 06/02/2019	460,000	491,302
Toyota Motor Credit Corp.
5.45% due 05/18/2011	475,000	501,265
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018	795,000	809,318
Unilever Capital Corp.
7.125% due 11/01/2010	400,000	421,636

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Union Bank of California, N.A.
5.95% due 05/11/2016	$500,000	$496,623
US Bancorp
2.25% due 03/13/2012	440,000	447,322
4.20% due 05/15/2014	310,000	321,793
US Bank NA, BKNT
6.375% due 08/01/2011	400,000	429,994
US Central Federal Credit Union
1.90% due 10/19/2012	450,000	449,648
Wachovia Bank NA, BKNT
4.875% due 02/01/2015	1,100,000	1,123,412
WEA Finance LLC
7.50% due 06/02/2014 (j)	900,000	1,012,765
Wells Fargo & Company
2.125% due 06/15/2012	300,000	303,488
3.00% due 12/09/2011	525,000	541,993
5.00% due 11/15/2014	450,000	462,200
5.625% due 12/11/2017	800,000	832,125
6.375% due 08/01/2011	1,090,000	1,161,209
Wells Fargo & Company, Series I
3.75% due 10/01/2014	920,000	917,290
Wells Fargo Bank NA
5.95% due 08/26/2036	1,574,000	1,536,276
6.45% due 02/01/2011	750,000	792,035
Willis North America, Inc.
7.00% due 09/29/2019	340,000	346,207
Xstrata Finance Canada, Ltd.
5.80% due 11/15/2016 (j)	450,000	461,230

		101,846,609

Government - 0.06%
Canada Government International Bond
2.375% due 09/10/2014	240,000	235,832
Development Bank of Japan, DTC
5.125% due 02/01/2017	200,000	214,252
Japan Finance Corp. Municipal Enterprises, DTC
4.625% due 04/21/2015	200,000	211,437

		661,521

Industrial - 1.57%
3M Company, Series MTN
4.375% due 08/15/2013	350,000	376,823
Allied Waste North America, Inc.
6.875% due 06/01/2017	460,000	488,175
BAE Systems Holdings, Inc.
6.375% due 06/01/2019 (j)	600,000	645,401
Boeing Company
8.75% due 09/15/2031	405,000	530,728
Burlington Northern Santa Fe Corp.
4.70% due 10/01/2019	370,000	366,552
7.00% due 02/01/2014	525,000	595,820
Canadian National Railway Company
6.375% due 10/15/2011	250,000	271,506
Caterpillar, Inc.
7.90% due 12/15/2018	390,000	475,774
Commercial Metals Company
7.35% due 08/15/2018	450,000	479,755
CRH America, Inc.
8.125% due 07/15/2018	330,000	384,892
CSX Corp.
6.25% due 04/01/2015	625,000	688,407
7.375% due 02/01/2019	450,000	514,087
Danaher Corp.
5.40% due 03/01/2019	310,000	327,388
Emerson Electric Company
4.875% due 10/15/2019	340,000	347,541
FedEx Corp.
8.00% due 01/15/2019	225,000	271,000
General Dynamics Corp.
5.25% due 02/01/2014	395,000	429,747
General Electric Company
5.00% due 02/01/2013	1,425,000	1,507,593
Honeywell International, Inc.
3.875% due 02/15/2014	445,000	463,609
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	450,000	498,778
Koninklijke Philips Electronics NV
6.875% due 03/11/2038	500,000	567,196
Norfolk Southern Corp.
5.90% due 06/15/2019	300,000	320,324
7.05% due 05/01/2037	430,000	507,108
Northrop Grumman Corp.
7.75% due 03/01/2016	350,000	413,751
Roper Industries, Inc.
6.25% due 09/01/2019	220,000	229,034
Siemens Financierings NV
6.125% due 08/17/2026 (j)	354,000	375,048
Snap-On, Inc.
6.125% due 09/01/2021	470,000	481,153
Stanley Works
6.15% due 10/01/2013	590,000	649,239
Tyco Electronics Group SA
6.55% due 10/01/2017	600,000	620,377
Tyco International Finance SA
8.50% due 01/15/2019	320,000	386,479
Union Pacific Corp.
6.625% due 02/01/2029	390,000	419,375
United Parcel Service, Inc.
5.50% due 01/15/2018	320,000	344,925
United Technologies Corp.
5.375% due 12/15/2017	415,000	442,244
6.125% due 02/01/2019	610,000	674,079
Waste Management, Inc.
6.125% due 11/30/2039	330,000	327,942
7.375% due 03/11/2019	615,000	709,658

		17,131,508

Technology - 0.56%
Computer Sciences Corp.
6.50% due 03/15/2018	600,000	654,779
Dell, Inc.
4.70% due 04/15/2013	450,000	474,872
5.875% due 06/15/2019	300,000	317,470
Hewlett-Packard Company
4.75% due 06/02/2014	475,000	507,232
5.50% due 03/01/2018	250,000	265,836
International Business Machines Corp.
5.60% due 11/30/2039	385,000	387,209

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Technology (continued)
International Business Machines Corp. (continued)
6.50% due 10/15/2013	$1,045,000	$1,194,184
Microsoft Corp.
2.95% due 06/01/2014	445,000	449,767
Oracle Corp.
5.75% due 04/15/2018	570,000	616,276
Pitney Bowes, Inc.
6.25% due 03/15/2019	250,000	276,861
Xerox Corp.
5.65% due 05/15/2013	500,000	520,981
6.75% due 12/15/2039	430,000	433,239

		6,098,706
Utilities - 1.94%
CalEnergy Company, Inc.
8.48% due 09/15/2028	565,000	692,609
Carolina Power & Light Company
5.30% due 01/15/2019	225,000	234,952
Consolidated Edison Company of New York, Inc.
6.65% due 04/01/2019	930,000	1,053,868
7.125% due 12/01/2018	390,000	450,668
Constellation Energy Group, Inc.
7.60% due 04/01/2032	180,000	195,467
Dominion Resources, Inc.
5.00% due 03/15/2013	410,000	431,020
5.20% due 08/15/2019	710,000	721,070
DTE Energy Company
6.35% due 06/01/2016	330,000	342,908
Duke Energy Carolinas LLC
5.625% due 11/30/2012	400,000	436,684
6.00% due 01/15/2038	300,000	317,260
Duke Energy Carolinas LLC, Series C
7.00% due 11/15/2018	390,000	454,569
E.ON International Finance BV
5.80% due 04/30/2018 (j)	595,000	639,031
Enel Finance International SA
5.125% due 10/07/2019 (j)	670,000	674,138
6.00% due 10/07/2039 (j)	220,000	221,164
6.25% due 09/15/2017 (j)	250,000	274,868
Entergy Texas, Inc.
7.125% due 02/01/2019	225,000	249,393
Exelon Generation Company LLC
6.25% due 10/01/2039	220,000	224,143
FirstEnergy Corp.
6.05% due 08/15/2021	350,000	353,082
6.45% due 11/15/2011	9,000	9,650
7.375% due 11/15/2031	450,000	487,756
Florida Power & Light Company
5.65% due 02/01/2037	460,000	463,742
FPL Group Capital, Inc.
7.875% due 12/15/2015	395,000	475,383
Georgia Power Company
4.25% due 12/01/2019	220,000	213,190
5.95% due 02/01/2039	455,000	474,954
Hydro-Quebec, Series HY
8.40% due 01/15/2022	150,000	191,843
Hydro-Quebec, Series JL
6.30% due 05/11/2011	600,000	640,869
Indiana Michigan Power Company
6.05% due 03/15/2037	445,000	442,543
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (j)	520,000	563,160
Kansas City Power & Light Company
7.15% due 04/01/2019	630,000	719,479
KeySpan Corp.
8.00% due 11/15/2030	455,000	524,217
NiSource Finance Corp.
6.80% due 01/15/2019	500,000	534,723
Oncor Electric Delivery Company
7.50% due 09/01/2038	260,000	307,337
Pacific Gas & Electric Company
6.05% due 03/01/2034	390,000	407,173
6.25% due 12/01/2013	620,000	690,212
Pacificorp
6.00% due 01/15/2039	450,000	472,932
Peco Energy Company
5.00% due 10/01/2014	600,000	644,545
Pennsylvania Electric Company
5.20% due 04/01/2020	450,000	443,197
6.15% due 10/01/2038	340,000	331,421
Progress Energy, Inc.
7.05% due 03/15/2019	600,000	671,249
7.10% due 03/01/2011	265,000	280,482
Public Service Electric & Gas Company
6.33% due 11/01/2013	525,000	584,748
San Diego Gas & Electric Company, Series FFF
6.125% due 09/15/2037	272,000	296,372
Scottish Power PLC
4.91% due 03/15/2010	160,000	161,326
Southern California Edison Company, Series 05-E
5.35% due 07/15/2035	545,000	527,248
Southwestern Public Service Company, Series G
8.75% due 12/01/2018	355,000	432,724
Virginia Electric and Power Company
5.00% due 06/30/2019	500,000	509,719
8.875% due 11/15/2038	240,000	338,778
Wisconsin Electric Power Company
6.00% due 04/01/2014	360,000	401,990

		21,209,856

TOTAL CORPORATE BONDS (Cost $225,907,392)		$242,252,285

MUNICIPAL BONDS - 0.46%

California - 0.14%
State of California
7.50% due 04/01/2034	1,040,000	1,017,130
University of California
5.77% due 05/15/2043	500,000	488,390

		1,505,520

District of Columbia - 0.02%
Metropolitan Washington Airports Authority
7.462% due 10/01/2046	240,000	243,473

Illinois - 0.07%
Illinois State Toll Highway Authority
6.184% due 01/01/2034	300,000	304,293

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Illinois (continued)
Illinois State, Taxable Pension
5.10% due 06/01/2033	$570,000	$476,446

		780,739

Maryland - 0.04%
Maryland State Transportation Authority
5.888% due 07/01/2043	430,000	432,387

New York - 0.08%
New York State Dormitory Authority
5.628% due 03/15/2039	470,000	448,573
New York State Urban Development Corp.
5.77% due 03/15/2039	440,000	435,661

		884,234

North Carolina - 0.04%
North Carolina Turnpike Authority
6.70% due 01/01/2039	400,000	414,752

Texas - 0.03%
State of Texas
5.517% due 04/01/2039	380,000	370,648

Utah - 0.02%
State of Utah
4.554% due 07/01/2024	220,000	215,314

Washington - 0.02%
State of Washington
5.481% due 08/01/2039	220,000	212,832

TOTAL MUNICIPAL BONDS (Cost $5,195,755)		$5,059,899

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.02%
Banc of America Commercial Mortgage, Inc, Series
2006-5, Class A3
5.39% due 09/10/2047	880,000	876,152
Banc of America Commercial Mortgage, Inc,
Series 2006-4, Class A4
5.634% due 07/10/2046	580,000	543,351
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	185,901	185,966
Banc of America Commercial Mortgage, Inc.,
Series 2004-6, Class A3
4.512% due 12/10/2042	1,270,000	1,273,121
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	200,000	157,771
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044 (b)	1,300,000	1,182,939
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW12, Class A4
5.7189% due 09/11/2038 (b)	745,000	756,500
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A3
5.1495% due 10/12/2042 (b)	600,000	605,121
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW11, Class AM
5.4555% due 03/11/2039 (b)	200,000	170,393
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.7251% due 03/15/2049 (b)	286,604	293,915
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3, Class A5
5.617% due 10/15/2048	1,680,000	1,600,413
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class AM
5.4096% due 01/15/2046 (b)	200,000	157,758
CS First Boston Mortgage Securities Corp.,
Series 2005-C3, Class A3
4.645% due 07/15/2037	390,000	391,490
GE Capital Commercial Mortgage Corp., Series
2004-C3, Class A2
4.433% due 07/10/2039	635,117	636,330
GE Capital Commercial Mortgage Corp., Series
2005-C1, Class A2
4.353% due 06/10/2048	1,213,473	1,211,983
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3
4.578% due 06/10/2048	620,000	614,638
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C3, Class A4
5.023% due 04/10/2040	1,840,000	1,871,616
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C2, Class A3
5.134% due 08/10/2038	1,880,000	1,873,906
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class AM
5.622% due 04/10/2038 (b)	200,000	159,517
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.8051% due 08/10/2045 (b)	2,550,000	2,189,544
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A6
4.899% due 01/12/2037	1,170,000	1,103,612
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class A3
5.197% due 08/12/2037	390,000	393,899
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB13, Class A3A1
5.2795% due 01/12/2043 (b)	500,000	496,491
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP5, Class A4
5.1787% due 12/15/2044 (b)	860,000	851,376
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-CB14, Class A3A
5.491% due 12/12/2044 (j)	1,860,000	1,856,483
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class AM
5.44% due 05/15/2045	485,000	371,099
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP2, Class A4
4.738% due 07/15/2042	2,065,000	1,974,172
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	940,000	903,746
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP8, Class A3B
5.447% due 05/15/2045	205,000	206,358

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2000-C3, Class A2
7.95% due 05/15/2025 (b)	$133,162	$133,337
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class A2
4.31% due 02/15/2030	610,863	611,549
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347% due 11/15/2038	2,068,000	1,895,750
Merrill Lynch Mortgage Trust, Series 2008-C1,
Class A4
5.69% due 02/12/2051	460,000	403,240
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A1
5.773% due 06/12/2046 (b)	118,961	120,748
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2007-8, Class A2
5.9198% due 08/12/2049 (b)	2,450,000	2,399,921
Morgan Stanley Capital I, Series 2006-IQ11, Class A2
5.693% due 10/15/2042 (b)	910,000	927,684
Morgan Stanley Capital I, Series 2006-T21, Class A2
5.09% due 10/12/2052	595,000	600,223
Morgan Stanley Capital I, Series 2006-T23, Class A2
5.7414% due 08/12/2041 (b)	640,000	655,407
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.6495% due 06/11/2042 (b)	3,580,000	3,456,400
Morgan Stanley Capital I,
Series 2004-HQ3, Class A4
4.80% due 01/13/2041	1,890,000	1,842,888
Morgan Stanley Capital I,
Series 2005-HQ6, Class A2A
4.882% due 08/13/2042	1,500,000	1,506,011
Morgan Stanley Capital I, Series 2007-T25, Class A3
5.514% due 11/12/2049 (b)	2,940,000	2,799,489
Morgan Stanley Dean Witter Capital I, Series
2001-IQA, Class A3
5.72% due 12/18/2032	72,428	73,917
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A2
5.001% due 07/15/2041	589,482	597,268
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A2
5.506% due 03/15/2045	24,548	24,929
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A1
5.405% due 07/15/2045	159,907	162,548
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083% due 03/15/2042 (b)	750,000	732,356

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $40,397,348)		$43,853,325

ASSET BACKED SECURITIES - 0.32%
American Express Credit Account Master Trust,
Series 2006-2, Class A
5.35% due 01/15/2014	960,000	1,015,616
American Express Issuance Trust,
Series 2008-1, Class A
1.1831% due 12/15/2010 (b)	500,000	499,741
Chase Issuance Trust, Series 2008-A4, Class A4
4.65% due 03/15/2015	885,000	938,777
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	110,661	78,597
Mercedes-Benz Auto Receivables Trust, Series
2009-1, Class A3
1.67% due 01/15/2014	890,000	889,920
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF3
5.608% due 05/25/2036	90,491	79,208

TOTAL ASSET BACKED SECURITIES (Cost $3,514,059)		$3,501,859

SUPRANATIONAL OBLIGATIONS - 0.83%

Financial - 0.83%
African Development Bank
6.875% due 10/15/2015	210,000	232,925
Asian Development Bank
5.593% due 07/16/2018	680,000	741,548
European Investment Bank
1.75% due 09/14/2012	1,180,000	1,176,139
2.375% due 03/14/2014	910,000	895,043
3.25% due 02/15/2011	750,000	769,415
4.625% due 05/15/2014	974,000	1,044,231
4.625% due 10/20/2015	695,000	744,156
4.875% due 01/17/2017	905,000	969,768
Inter-American Development Bank
7.00% due 06/15/2025	265,000	313,142
7.375% due 01/15/2010	423,000	423,904
International Bank for Reconstruction & Development
3.625% due 05/21/2013	300,000	313,934
8.625% due 10/15/2016	415,000	529,917
International Finance Corp.
3.50% due 05/15/2013	325,000	337,879
Nordic Investment Bank
2.375% due 12/15/2011	520,000	529,807

		9,021,808

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $9,082,596)		$9,021,808

REPURCHASE AGREEMENTS - 0.47%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $5,170,000 on 01/04/2010, collateralized by $5,390,000 Federal National Mortgage Association, 5.00% due 05/22/2024 (valued at $5,275,463, including interest)	$5,170,000	$5,170,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,170,000)		$5,170,000

Total Investments (Total Bond Market Trust A) (Cost $1,057,284,401) - 99.58%		$1,086,884,406
Other assets and liabilities, net - 0.42%		4,601,166

TOTAL NET ASSETS - 100.00%		$1,091,485,572

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 23.78%

U.S. Treasury Bonds - 9.07%
4.25% due 05/15/2039	$310,000	$290,819
4.375% due 02/15/2038	355,000	340,800
6.75% due 08/15/2026	775,000	977,833
7.50% due 11/15/2016	1,270,000	1,600,497
7.875% due 02/15/2021	1,100,000	1,478,468
8.75% due 08/15/2020	1,400,000	1,980,563
9.25% due 02/15/2016	3,550,000	4,781,683
11.25% due 02/15/2015	2,010,000	2,835,670

		14,286,333

U.S. Treasury Notes - 14.71%
0.875% due 03/31/2011	2,500,000	2,504,590
1.00% due 07/31/2011	1,000,000	1,001,523
1.125% due 06/30/2011	2,840,000	2,851,536
1.50% due 12/31/2013	500,000	486,836
1.75% due 01/31/2014	1,760,000	1,726,588
1.875% due 02/28/2014 to 04/30/2014	1,370,000	1,342,948
2.00% due 11/30/2013	3,000,000	2,984,064
2.125% due 11/30/2014	1,600,000	1,562,128
2.75% due 11/30/2016	1,400,000	1,347,828
3.125% due 10/31/2016 to 05/15/2019	1,200,000	1,152,593
3.25% due 06/30/2016	2,450,000	2,457,083
3.375% due 11/15/2019	250,000	240,470
3.625% due 08/15/2019	910,000	894,644
4.25% due 11/15/2017	1,100,000	1,152,937
5.00% due 08/15/2011	1,385,000	1,476,756

		23,182,524

TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,384,466)		$37,468,857

U.S. GOVERNMENT AGENCY OBLIGATIONS - 43.11%
Federal Farm Credit Bank - 0.41%
3.875% due 10/07/2013	305,000	322,302
4.875% due 12/16/2015	300,000	323,271

		645,573

Federal Home Loan Bank - 1.18%
3.875% due 06/14/2013	1,750,000	1,850,768

Federal Home Loan Mortgage Corp. - 8.26%
4.50% due 05/01/2024 to 10/01/2033	451,742	451,634
5.00% due 06/01/2023 to 10/01/2036	1,078,260	1,110,542
5.50% due 08/23/2017 to 01/01/2038	2,519,931	2,680,729
5.75% due 01/15/2012	1,200,000	1,306,367
5.82% due 02/01/2037 (b)	1,875,226	1,966,606
6.00% due 06/15/2011 to 06/01/2022	1,034,232	1,108,918
6.063% due 08/01/2037 (b)	1,946,121	2,059,638
6.25% due 07/15/2032	450,000	522,468
6.50% due 07/01/2016 to 09/01/2038	1,061,589	1,138,627
7.00% due 02/01/2016 to 04/01/2032	134,436	147,770
7.50% due 02/01/2016 to 03/01/2032	50,777	55,773
8.00% due 02/01/2030	7,716	8,583
4.50% due 06/01/2039	462,540	462,251

		13,019,906

Federal National Mortgage
Association - 29.09%
3.25% due 04/09/2013	1,000,000	1,037,839
3.556% due 01/01/2035 (b)	2,508,040	2,570,067
4.00% due 11/01/2010 to 08/01/2020	983,398	1,002,076
4.50% due 12/01/2020 to 05/01/2039	4,706,881	4,829,562
5.00% due 07/01/2020 to 12/01/2034	8,159,053	8,450,707
5.452% due 04/01/2036 (b)	495,386	522,288
5.50% due 08/01/2021 to 09/01/2036	10,845,103	11,410,117
5.662% due 04/01/2037 (b)	4,220,058	4,450,490
6.00% due 10/01/2013 to 08/01/2036	5,333,009	5,690,682
6.125% due 03/15/2012	1,300,000	1,432,934
6.25% due 05/15/2029	415,000	474,572
6.50% due 02/01/2015 to 02/01/2036	2,034,587	2,189,302
6.625% due 11/15/2030	380,000	456,687
7.00% due 12/01/2012 to 10/01/2032	300,243	327,174
7.125% due 01/15/2030	209,000	263,541
7.25% due 05/15/2030	450,000	575,423
7.50% due 10/01/2015 to 08/01/2031	94,812	104,175
8.00% due 08/01/2030 to 09/01/2031	34,943	38,853
8.50% due 09/01/2030	5,187	5,822

		45,832,311

Government National Mortgage
Association - 3.86%
4.50% due 05/15/2019 to 07/20/2035	159,059	162,201
5.00% due 05/15/2018 to 11/20/2038	1,098,086	1,136,975
5.50% due 11/15/2032 to 01/15/2039	2,093,485	2,206,375
6.00% due 04/15/2017 to 10/15/2038	1,595,283	1,697,813
6.50% due 01/15/2016 to 12/15/2038	592,186	635,573
7.00% due 08/15/2029 to 05/15/2032	162,348	177,661
7.50% due 08/15/2029 to 01/15/2031	40,385	44,331
8.00% due 04/15/2031	9,903	10,970
8.50% due 09/15/2030	6,626	7,442
9.00% due 01/15/2031	3,924	4,474

		6,083,815

Tennessee Valley Authority - 0.19%
6.75% due 11/01/2025	260,000	304,212

The Financing Corp. - 0.12%
8.60% due 09/26/2019	150,000	193,795

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $64,512,321)		$67,930,380

FOREIGN GOVERNMENT OBLIGATIONS - 1.89%

Brazil - 0.35%
Federative Republic of Brazil
5.875% due 01/15/2019	105,000	111,825
6.00% due 01/17/2017	410,000	442,800

		554,625

Canada - 0.82%
Government of Canada
5.125% due 01/26/2017	85,000	90,509
5.20% due 02/21/2017	80,000	86,005
6.50% due 01/15/2026	100,000	113,535
7.125% due 02/09/2024	150,000	176,417
7.50% due 07/15/2023	100,000	120,045
9.625% due 12/01/2018	300,000	402,732
Export Development Canada
3.50% due 05/16/2013	95,000	98,525

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Canada (continued)
Province of Ontario
4.50% due 02/03/2015	$200,000	$211,193

		1,298,961

Israel - 0.11%
Government of Israel
5.125% due 03/26/2019	90,000	91,194
5.50% due 09/18/2023	75,000	79,887

		171,081
Italy - 0.22%
Republic of Italy
6.875% due 09/27/2023	300,000	339,566

Mexico - 0.39%
Government of Mexico
5.95% due 03/19/2019	415,000	438,863
9.875% due 02/01/2010	170,000	171,275

		610,138

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,895,333)		$2,974,371

CORPORATE BONDS - 22.74%

Basic Materials - 0.59%
Agrium, Inc.
6.75% due 01/15/2019	100,000	108,110
Alcoa, Inc.
6.75% due 07/15/2018	100,000	102,007
ArcelorMittal
5.375% due 06/01/2013	155,000	163,564
Dow Chemical Company
5.70% due 05/15/2018	50,000	50,793
5.90% due 02/15/2015	60,000	64,475
E.I. Du Pont de Nemours & Company
5.75% due 03/15/2019	100,000	107,216
5.875% due 01/15/2014	90,000	99,417
Potash Corp. of Saskatchewan, Inc.
4.875% due 03/30/2020	20,000	19,732
Rio Tinto Alcan, Inc.
6.125% due 12/15/2033	100,000	101,701
Rio Tinto Finance USA, Ltd.
6.50% due 07/15/2018	70,000	76,894
The Sherwin-Williams Company
3.125% due 12/15/2014	30,000	29,629

		923,538

Communications - 3.12%
Ameritech Capital Funding
6.875% due 10/15/2027	60,000	60,161
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	105,000	112,812
AT&T, Inc.
6.70% due 11/15/2013	90,000	101,542
BellSouth Corp.
6.875% due 10/15/2031	200,000	210,060
British Sky Broadcasting Group PLC
9.50% due 11/15/2018 (j)	100,000	128,203
British Telecommunications PLC
5.95% due 01/15/2018	175,000	177,862
9.625% due 12/15/2030	60,000	76,453
CBS Corp.
8.875% due 05/15/2019	80,000	95,706
Cellco Partnership / Verizon Wireless Capital LLC
7.375% due 11/15/2013	100,000	114,867
CenturyTel, Inc., Series P
7.60% due 09/15/2039	50,000	51,242
Cisco Systems, Inc.
5.90% due 02/15/2039	80,000	80,887
Comcast Cable Communications
8.875% due 05/01/2017	75,000	89,859
Comcast Corp.
5.70% due 07/01/2019	80,000	83,924
6.50% due 11/15/2035	155,000	160,713
COX Communications, Inc.
9.375% due 01/15/2019 (j)	125,000	158,174
Deutsche Telekom International Finance BV
8.75 due 06/15/2030	146,000	187,772
Discovery Communications LLC
5.625% due 08/15/2019	60,000	61,952
Grupo Televisa SA
6.625% due 01/15/2040 (j)	40,000	39,557
News America, Inc.
6.65% due 11/15/2037	175,000	184,854
Rogers Cable, Inc.
7.875% due 05/01/2012	100,000	112,070
SBC Communications, Inc.
5.625% due 06/15/2016	80,000	85,939
TCI Communications, Inc.
7.125% due 02/15/2028	110,000	114,263
Telecom Italia Capital SA
5.25% due 11/15/2013	170,000	178,804
7.721% due 06/04/2038	80,000	92,107
Telefonica Europe BV
8.25% due 09/15/2030	100,000	124,504
Telefonos de Mexico SAB de CV
5.50% due 11/15/2019 (j)	60,000	58,426
Time Warner Companies, Inc.
7.25% due 10/15/2017	100,000	111,992
Time Warner Entertainment Company LP
8.375% due 07/15/2033	200,000	239,088
Time Warner, Inc.
6.75% due 04/15/2011	125,000	132,438
7.625% due 04/15/2031	75,000	87,122
Verizon Communications, Inc.
5.25% due 04/15/2013	130,000	140,136
6.10% due 04/15/2018	155,000	168,471
6.90% due 04/15/2038	190,000	210,585
Viacom, Inc.
4.25% due 09/15/2015	40,000	40,314
6.25% due 04/30/2016	125,000	136,235
7.875% due 07/30/2030	100,000	107,854
Vivendi SA
5.75% due 04/04/2013 (j)	55,000	57,824
Vodafone Group PLC
3.375% due 11/24/2015	160,000	154,856
5.375% due 01/30/2015	190,000	204,185
5.45% due 06/10/2019	80,000	82,841

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Walt Disney Company, MTN
5.625% due 09/15/2016	$90,000	$97,189

		4,913,843

Consumer, Cyclical - 0.75%
CVS Caremark Corp.
6.125% due 08/15/2016	105,000	113,067
CVS Pass-Through Trust
8.353% due 07/10/2031 (j)	99,320	107,570
DaimlerChrysler NA Holding Corp.
5.875% due 03/15/2011	105,000	109,785
Home Depot, Inc.
5.875% due 12/16/2036	70,000	67,568
McDonald’s Corp., MTN
5.00% due 02/01/2019	50,000	52,260
Target Corp.
6.50% due 10/15/2037	100,000	109,654
Toll Brothers Finance Corp.
6.75% due 11/01/2019	40,000	39,176
Walgreen Company
5.25% due 01/15/2019	105,000	111,427
Wal-Mart Stores, Inc.
4.125% due 02/01/2019	100,000	98,724
6.20% due 04/15/2038	125,000	137,849
7.55% due 02/15/2030	110,000	136,296
Yum! Brands, Inc.
6.25% due 03/15/2018	90,000	98,173

		1,181,549

Consumer, Non-cyclical - 2.95%
Abbott Laboratories
4.35% due 03/15/2014	120,000	126,138
Altria Group, Inc.
8.50% due 11/10/2013	80,000	92,450
9.25% due 08/06/2019	160,000	194,980
Amgen, Inc.
5.70% due 02/01/2019	50,000	53,618
Anheuser-Busch InBev Worldwide, Inc.
6.875% due 11/15/2019 (j)	120,000	133,966
7.75% due 01/15/2019 (j)	105,000	122,933
Archer-Daniels-Midland Company
7.00% due 02/01/2031	85,000	96,858
AstraZeneca PLC
5.90% due 09/15/2017	105,000	116,673
Baxter International, Inc.
5.90% due 09/01/2016	50,000	55,086
Bottling Group LLC
5.125% due 01/15/2019	105,000	109,112
Bristol-Myers Squibb Company
6.80% due 11/15/2026	55,000	62,071
Brown-Forman Corp.
5.00% due 02/01/2014	105,000	110,353
Clorox Company
5.95% due 10/15/2017	95,000	102,143
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	110,000	141,198
ConAgra Foods, Inc.
5.819% due 06/15/2017	62,000	64,396
9.75% due 03/01/2021	63,000	80,569
Covidien International Finance SA
6.00% due 10/15/2017	110,000	118,895
Diageo Capital PLC
7.375% due 01/15/2014	95,000	109,897
Eli Lilly & Company
7.125% due 06/01/2025	80,000	93,108
General Mills, Inc.
5.65% due 02/15/2019	85,000	90,147
GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014	105,000	110,146
6.375% due 05/15/2038	50,000	55,394
Howard Hughes Medical Institute
3.45% due 09/01/2014	70,000	70,930
Johnson & Johnson
5.85% due 07/15/2038	100,000	107,887
Kellogg Company
4.15% due 11/15/2019	30,000	29,077
Kimberly-Clark Corp.
7.50% due 11/01/2018	80,000	96,786
Kraft Foods, Inc.
6.75% due 02/19/2014	85,000	93,996
6.875% due 02/01/2038	40,000	41,975
Kroger Company
3.90% due 10/01/2015	40,000	40,218
6.40% due 08/15/2017	100,000	109,242
Mead Johnson Nutrition Company
4.90% due 11/01/2019 (j)	30,000	29,745
Novartis Securities Investment, Ltd.
5.125% due 02/10/2019	80,000	84,042
PepsiCo, Inc.
7.90% due 11/01/2018	80,000	98,180
Pharmacia Corp.
6.50% due 12/01/2018	105,000	118,127
Philip Morris International, Inc.
6.875% due 03/17/2014	90,000	101,981
Procter & Gamble Company
4.60% due 01/15/2014	125,000	133,097
Quest Diagnostics, Inc.
5.45% due 11/01/2015	30,000	32,433
Ralcorp Holdings, Inc.
6.625% due 08/15/2039 (j)	70,000	68,267
SABMiller PLC
6.50% due 07/15/2018 (j)	90,000	98,362
Safeway, Inc.
6.35% due 08/15/2017	135,000	147,752
Schering Plough Corp.
5.30% due 12/01/2013	70,000	76,934
St. Jude Medical, Inc.
4.875% due 07/15/2019	50,000	50,398
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (j)	90,000	90,406
Tesco PLC
6.15% due 11/15/2037 (j)	100,000	103,795
UnitedHealth Group, Inc.
4.875% due 03/15/2015	190,000	194,823
WellPoint, Inc.
6.375% due 06/15/2037	175,000	178,076

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Wyeth
5.50% due 03/15/2013	$200,000	$217,458

		4,654,118

Energy - 2.46%
Apache Corp.
6.00% due 09/15/2013	75,000	82,989
Boardwalk Pipelines LP
5.75% due 09/15/2019	60,000	59,160
Cameron International Corp.
7.00% due 07/15/2038	20,000	21,182
Canadian Natural Resources, Ltd.
6.25% due 03/15/2038	70,000	72,446
Cenovus Energy, Inc.
5.70% due 10/15/2019 (j)	40,000	41,723
CenterPoint Energy Resources Corp.
7.875% due 04/01/2013	90,000	101,374
Chevron Corp.
4.95% due 03/03/2019	90,000	94,803
ConocoPhillips Company
5.75% due 02/01/2019	100,000	109,455
DCP Midstream LLC
9.70% due 12/01/2013 (j)	90,000	106,245
9.75% due 03/15/2019 (j)	95,000	116,893
Devon Financing Corp.
6.875% due 09/30/2011	100,000	108,631
7.875% due 09/30/2031	40,000	50,116
Enbridge Energy Partners LP
9.875% due 03/01/2019	125,000	158,280
EnCana Corp.
6.50% due 08/15/2034	125,000	133,967
Enterprise Products Operating LLC
6.65% due 04/15/2018	40,000	43,325
9.75% due 01/31/2014	60,000	71,609
GlobalSantaFe Corp.
5.00% due 02/15/2013	100,000	104,391
Hess Corp.
8.125% due 02/15/2019	60,000	72,357
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	80,000	86,094
6.50% due 09/01/2039	40,000	40,312
7.30% due 08/15/2033	80,000	87,254
9.00% due 02/01/2019	60,000	73,830
Marathon Oil Corp.
6.00% due 10/01/2017	100,000	105,780
Nabors Industries, Inc.
9.25% due 01/15/2019	105,000	128,595
Nexen, Inc.
6.20% due 07/30/2019	40,000	42,325
Noble Holding International, Ltd.
7.375% due 03/15/2014	100,000	113,339
ONEOK Partners LP
6.65% due 10/01/2036	85,000	86,693
Pemex Project Funding Master Trust
7.375% due 12/15/2014	260,000	289,943
Petrobras International Finance Company
8.375% due 12/10/2018	90,000	106,537
Petro-Canada
5.95% due 05/15/2035	70,000	69,083
Petro-Canada (continued)
6.05% due 05/15/2018	125,000	134,372
Plains All American Pipeline LP
8.75% due 05/01/2019	60,000	70,746
Shell International Finance BV
6.375% due 12/15/2038	90,000	101,464
Talisman Energy, Inc.
6.25% due 02/01/2038	110,000	110,124
Tosco Corp.
8.125% due 02/15/2030	110,000	132,842
Total Capital SA
3.125% due 10/02/2015	40,000	39,506
4.25% due 12/15/2021	60,000	58,392
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	85,000	85,663
Valero Energy Corp.
6.125% due 06/15/2017	100,000	102,343
Weatherford International, Ltd.
5.50% due 02/15/2016	120,000	122,858
XTO Energy, Inc.
5.50% due 06/15/2018	135,000	144,000

		3,881,041

Financial - 8.49%
Abbey National PLC
7.95% due 10/26/2029	75,000	83,938
Aegon Funding Corp.
5.75% due 12/15/2020	50,000	46,045
Aetna, Inc.
6.00% due 06/15/2016	105,000	110,237
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	115,000	122,802
Allstate Corp.
5.95% due 04/01/2036	100,000	101,120
American Express Bank FSB, GMTN
3.15% due 12/09/2011	250,000	258,367
American Express Credit Corp., Series C
7.30% due 08/20/2013	100,000	112,388
AON Corp.
8.205% due 01/01/2027	100,000	101,500
AXA SA
8.60% due 12/15/2030	120,000	139,447
Bank of America Corp.
2.10% due 04/30/2012	205,000	206,892
3.125% due 06/15/2012	125,000	129,525
5.42% due 03/15/2017	100,000	98,710
6.50% due 08/01/2016	80,000	86,026
Bank of New York Mellon Corp., MTN
4.50% due 04/01/2013	155,000	163,683
Barclays Bank PLC
5.45% due 09/12/2012	105,000	113,551
BB&T Corp.
5.20% due 12/23/2015	105,000	109,055
Bear Stearns Companies, Inc.
7.25% due 02/01/2018	230,000	264,006
Berkshire Hathaway Finance Corp.
5.40% due 05/15/2018	105,000	109,703
BP Capital Markets PLC
5.25% due 11/07/2013	80,000	87,138

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Capital One Financial Corp.
7.375% due 05/23/2014	$110,000	$124,546
Capital One Financial Corp., MTN
5.70% due 09/15/2011	80,000	84,030
Caterpillar Financial Services Corp.
6.125% due 02/17/2014	100,000	111,754
Chubb Corp.
5.75% due 05/15/2018	50,000	53,083
Citigroup Funding, Inc.
1.875% due 11/15/2012	70,000	69,820
Citigroup, Inc.
2.125% due 04/30/2012	210,000	212,249
2.875% due 12/09/2011	250,000	257,500
5.50% due 04/11/2013	125,000	129,596
5.875% due 02/22/2033	220,000	185,580
8.50% due 05/22/2019	80,000	92,380
CNA Financial Corp.
7.35% due 11/15/2019	60,000	60,070
Credit Suisse First Boston USA, Inc.
4.875% due 01/15/2015	125,000	130,889
6.50% due 01/15/2012	200,000	217,638
Credit Suisse Guernsey, Ltd.
5.86% due 05/29/2049 (b)	90,000	78,300
Deutsche Bank AG
4.875% due 05/20/2013	210,000	223,099
Deutsche Bank AG/London
3.875% due 08/18/2014	130,000	132,750
Discover Financial Services
10.25% due 07/15/2019	120,000	140,324
Dresdner Bank AG
7.25% due 09/15/2015	80,000	80,003
Eksportfinans A/S
5.50% due 06/26/2017	80,000	84,721
FIH Erhvervsbank A/S
2.45% due 08/17/2012 (j)	70,000	70,432
FleetBoston Financial Corp.
6.70% due 07/15/2028	125,000	121,691
General Electric Capital Corp.
2.20% due 06/08/2012	105,000	106,473
3.00% due 12/09/2011	125,000	128,853
6.75% due 03/15/2032	230,000	234,500
General Electric Capital Corp., MTN
5.625% due 09/15/2017	230,000	236,953
6.00% due 08/07/2019	60,000	62,281
6.875% due 01/10/2039	105,000	108,432
Goldman Sachs Group, Inc.
3.25% due 06/15/2012	125,000	129,867
5.50% due 11/15/2014	250,000	266,838
6.125% due 02/15/2033	125,000	125,529
6.15% due 04/01/2018	185,000	198,042
7.50% due 02/15/2019	240,000	279,793
Harley-Davidson Funding Corp.
5.75% due 12/15/2014 (j)	60,000	60,916
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	50,000	41,646
Hospitality Properties Trust
7.875% due 08/15/2014	70,000	72,266
HSBC Holdings PLC
6.50% due 09/15/2037	205,000	214,182
John Deere Capital Corp., MTN
4.95% due 12/17/2012	172,000	184,457
JPMorgan Chase & Company
3.125% due 12/01/2011	215,000	222,521
4.75% due 05/01/2013	125,000	131,940
6.40% due 05/15/2038	125,000	137,597
Keycorp, MTN
6.50% due 05/14/2013	125,000	129,017
Kimco Realty Corp.
6.875% due 10/01/2019	60,000	61,011
Kreditanstalt fuer Wiederaufbau
3.25% due 03/15/2013	300,000	308,856
4.375% due 03/15/2018	360,000	369,763
5.125% due 03/14/2016	100,000	108,799
Landwirtschaftliche Rentenbank
3.875% due 03/15/2010	100,000	100,680
5.125% due 02/01/2017	75,000	80,421
Lincoln National Corp.
5.65% due 08/27/2012	50,000	51,747
Marsh & McLennan Companies, Inc.
5.75% due 09/15/2015	105,000	109,543
MBNA Corp.
5.00% due 06/15/2015	250,000	254,838
Merrill Lynch & Company, Inc.
6.875% due 11/15/2018	120,000	128,655
7.75% due 05/14/2038	125,000	137,342
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018	60,000	64,646
MetLife, Inc., Series A
6.817% due 08/15/2018	120,000	133,651
Morgan Stanley
2.25% due 03/13/2012	100,000	101,578
3.25% due 12/01/2011	125,000	129,666
6.75% due 04/15/2011	100,000	105,948
7.30% due 05/13/2019	150,000	168,439
Oesterreichische Kontrollbank AG
2.875% due 03/15/2011	130,000	132,993
4.875% due 02/16/2016	50,000	52,601
PNC Funding Corp.
2.30% due 06/22/2012	125,000	127,112
4.25% due 09/21/2015	40,000	40,804
5.625% due 02/01/2017	80,000	79,274
6.70% due 06/10/2019	80,000	89,518
ProLogis
5.625% due 11/15/2016	185,000	170,486
Prudential Financial, Inc.
4.75% due 04/01/2014	105,000	105,173
Prudential Financial, Inc., MTN
4.75% due 09/17/2015	70,000	70,981
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	100,000	89,809
Simon Property Group LP
5.875% due 03/01/2017	80,000	80,112
State Street Corp.
2.15% due 04/30/2012	90,000	91,179
SunTrust Banks, Inc.
6.00% due 09/11/2017	105,000	104,081
Swedish Export Credit
3.25% due 09/16/2014	130,000	129,979

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Swedish Export Credit AB, GMTN
4.875% due 09/29/2011	$65,000	$68,816
The Travelers Companies, Inc.
5.90% due 06/02/2019	80,000	85,444
Toyota Motor Credit Corp.
5.45% due 05/18/2011	95,000	100,253
Travelers Property Casualty Corp.
7.75% due 04/15/2026	50,000	57,015
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018	185,000	188,332
US Bancorp
2.25% due 03/13/2012	100,000	101,664
US Central Federal Credit Union
1.90% due 10/19/2012	70,000	69,945
WEA Finance LLC
7.50% due 06/02/2014 (j)	150,000	168,794
Wells Fargo & Company
3.00% due 12/09/2011	125,000	129,046
5.00% due 11/15/2014	105,000	107,847
5.625% due 12/11/2017	185,000	192,429
Willis North America, Inc.
7.00% due 09/29/2019	50,000	50,913
Xstrata Finance Canada, Ltd.
5.80% due 11/15/2016 (j)	105,000	107,620

		13,384,494

Government - 0.13%
Development Bank of Japan, DTC
5.125% due 02/01/2017	100,000	107,126
Japan Finance Corp. Municipal Enterprises, DTC
4.625% due 04/21/2015	100,000	105,719

		212,845

Industrial - 1.61%
Allied Waste North America, Inc.
6.875% due 06/01/2017	70,000	74,287
Boeing Company
8.75% due 09/15/2031	90,000	117,940
Burlington Northern Santa Fe Corp.
4.70% due 10/01/2019	60,000	59,441
7.00% due 02/01/2014	125,000	141,862
Canadian National Railway Company
6.375% due 10/15/2011	50,000	54,301
Caterpillar, Inc.
5.30% due 09/15/2035	62,000	58,511
7.90% due 12/15/2018	95,000	115,894
Commercial Metals Company
7.35% due 08/15/2018	110,000	117,273
CRH America, Inc.
8.125% due 07/15/2018	50,000	58,317
CSX Corp.
6.25% due 04/01/2015	100,000	110,145
7.375% due 02/01/2019	105,000	119,954
Emerson Electric Company
4.875% due 10/15/2019	80,000	81,774
FedEx Corp.
8.00% due 01/15/2019	50,000	60,222
General Dynamics Corp.
5.25% due 02/01/2014	90,000	97,917
General Electric Company
5.00% due 02/01/2013	190,000	201,012
Honeywell International, Inc.
3.875% due 02/15/2014	85,000	88,555
Ingersoll-Rand Global Holding Company, Ltd.
6.875% due 08/15/2018	110,000	121,924
Northrop Grumman Corp.
7.75% due 03/01/2016	75,000	88,661
Roper Industries, Inc.
6.25% due 09/01/2019	40,000	41,643
Snap-On, Inc.
6.125% due 09/01/2021	70,000	71,661
Stanley Works
6.15% due 10/01/2013	60,000	66,024
Tyco Electronics Group SA
6.55% due 10/01/2017	200,000	206,792
Union Pacific Corp.
6.625% due 02/01/2029	85,000	91,402
United Technologies Corp.
5.375% due 12/15/2017	100,000	106,565
6.125% due 02/01/2019	125,000	138,131
Waste Management, Inc.
6.125% due 11/30/2039	50,000	49,688

		2,539,896

Technology - 0.48%
Dell, Inc.
4.70% due 04/15/2013	130,000	137,185
Hewlett-Packard Company
4.75% due 06/02/2014	95,000	101,447
International Business Machines Corp.
6.50% due 10/15/2013	140,000	159,986
Microsoft Corp.
2.95% due 06/01/2014	80,000	80,857
Oracle Corp.
5.75% due 04/15/2018	145,000	156,772
Pitney Bowes, Inc.
6.25% due 03/15/2019	50,000	55,372
Xerox Corp.
6.75% due 12/15/2039	60,000	60,452

		752,071

Utilities - 2.16%
CalEnergy Company, Inc.
8.48% due 09/15/2028	130,000	159,361
Carolina Power & Light Company
5.30% due 01/15/2019	50,000	52,211
Consolidated Edison Company of New York, Inc.
7.125% due 12/01/2018	95,000	109,778
Dominion Resources, Inc.
5.00% due 03/15/2013	95,000	99,871
5.20% due 08/15/2019	110,000	111,715
DTE Energy Company
6.35% due 06/01/2016	60,000	62,347
Duke Energy Carolinas LLC
5.625% due 11/30/2012	100,000	109,171
6.00% due 01/15/2038	50,000	52,877
Duke Energy Carolinas LLC, Series C
7.00% due 11/15/2018	90,000	104,900

The accompanying notes are an integral part of the financial statements.

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
E.ON International Finance BV
5.80% due 04/30/2018 (j)	$140,000	$150,360
Enel Finance International SA
5.125% due 10/07/2019 (j)	100,000	100,618
6.25% due 09/15/2017 (j)	50,000	54,974
Entergy Texas, Inc.
7.125% due 02/01/2019	50,000	55,421
Exelon Generation Company LLC
6.25% due 10/01/2039	40,000	40,753
FirstEnergy Corp.
6.05% due 08/15/2021	60,000	60,528
6.45% due 11/15/2011	2,000	2,144
Florida Power & Light Company
5.65% due 02/01/2037	60,000	60,488
FPL Group Capital, Inc.
7.875% due 12/15/2015	90,000	108,315
Georgia Power Company
5.95% due 02/01/2039	100,000	104,386
Hydro-Quebec, Series HY
8.40% due 01/15/2022	100,000	127,895
Indiana Michigan Power Company
6.05% due 03/15/2037	187,000	185,967
KeySpan Corp.
8.00% due 11/15/2030	100,000	115,213
NiSource Finance Corp.
6.80% due 01/15/2019	130,000	139,028
Oncor Electric Delivery Company
7.50% due 09/01/2038	58,000	68,560
Pacific Gas & Electric Company
6.05% due 03/01/2034	60,000	62,642
6.25% due 12/01/2013	135,000	150,288
Pacificorp
6.00% due 01/15/2039	105,000	110,351
Pennsylvania Electric Company
5.20% due 04/01/2020	70,000	68,942
6.15% due 10/01/2038	50,000	48,738
Progress Energy, Inc.
7.10% due 03/01/2011	85,000	89,966
Public Service Electric & Gas Company
6.33% due 11/01/2013	120,000	133,657
San Diego Gas & Electric Company, Series FFF
6.125% due 09/15/2037	60,000	65,376
Scottish Power PLC
4.91% due 03/15/2010	30,000	30,249
Southern California Edison Company, Series 05-E
5.35% due 07/15/2035	130,000	125,766
Southwestern Public Service Company, Series G
8.75% due 12/01/2018	70,000	85,326
Virginia Electric and Power Company
8.875% due 11/15/2038	70,000	98,810
Wisconsin Electric Power Company
6.00% due 04/01/2014	80,000	89,331

		3,396,323

TOTAL CORPORATE BONDS (Cost $33,403,807)		$35,839,718

MUNICIPAL BONDS - 0.42%

California - 0.09%
State of California
7.50% due 04/01/2034	80,000	78,241
University of California
5.77% due 05/15/2043	70,000	68,374

		146,615

District of Columbia - 0.03%
Metropolitan Washington Airports Authority
7.462% due 10/01/2046	40,000	40,579

Illinois - 0.06%
Illinois State, Taxable Pension
5.10% due 06/01/2033	115,000	96,125

Maryland - 0.04%
Maryland State Transportation Authority
5.888% due 07/01/2043	60,000	60,333

New York - 0.08%
New York State Dormitory Authority
5.628% due 03/15/2039	70,000	66,809
New York State Urban Development Corp.
5.77% due 03/15/2039	60,000	59,408

		126,217

North Carolina - 0.04%
North Carolina Turnpike Authority
6.70% due 01/01/2039	60,000	62,213

Texas - 0.04%
State of Texas
5.517% due 04/01/2039	60,000	58,523

Utah - 0.02%
State of Utah
4.554% due 07/01/2024	40,000	39,148

Washington - 0.02%
State of Washington
5.481% due 08/01/2039	40,000	38,697

TOTAL MUNICIPAL BONDS (Cost $687,082)		$668,450

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.39%
Banc of America Commercial Mortgage, Inc,
Series 2006-4, Class A4
5.634% due 07/10/2046	210,000	196,731
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW12, Class A4
5.7189% due 09/11/2038 (b)	190,000	192,933
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A3
5.1495% due 10/12/2042 (b)	530,000	534,523
Bear Stearns Commercial Mortgage Securities,
Series 2004-PWR3, Class A4
4.715% due 02/11/2041	500,000	485,569
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class A2
7.631% due 07/15/2032	766,477	780,165
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.7251% due 03/15/2049 (b)	286,604	293,915

The accompanying notes are an integral part of the financial statements.

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2005-C3, Class A3
4.645% due 07/15/2037	$60,000	$60,229
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A4
6.29% due 08/11/2033	550,000	571,898
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class A3
4.578% due 06/10/2048	100,000	99,135
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class A3
5.197% due 08/12/2037	325,000	328,249
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB13, Class A3A1
5.2795% due 01/12/2043 (b)	80,000	79,439
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP5, Class A4
5.1787% due 12/15/2044 (b)	835,000	826,626
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CB8, Class A4
4.404% due 01/12/2039	400,000	381,722
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class A4
4.918% due 10/15/2042 (b)	150,000	144,215
Merrill Lynch Mortgage Trust, Series 2008-C1,
Class A4
5.69% due 02/12/2051	440,000	385,708
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class AM
5.6558% due 05/12/2039 (b)	800,000	632,751
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A1
5.773% due 06/12/2046 (b)	237,921	241,495
Morgan Stanley Capital I, Series 2007-T27, Class A4
5.6495% due 06/11/2042 (b)	630,000	608,249
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	450,000	453,866
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	407,186	414,332
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.215% due 01/15/2041 (b)	500,000	491,271
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083% due 03/15/2042 (b)	300,000	292,942

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,752,015)		$8,495,963

ASSET BACKED SECURITIES - 0.61%
American Express Issuance Trust,
Series 2008-1, Class A
1.1831% due 12/15/2010 (b)	515,000	514,734
Detroit Edison Securitization Funding, LLC,
Series 2001-1, Class A6
6.62% due 03/01/2016	250,000	284,877
Massachusetts RRB Special Purpose Trust,
Series 1999-1, Class A5
7.03% due 03/15/2012	30,268	30,676
Mercedes-Benz Auto Receivables Trust, Series
2009-1, Class A3
1.67% due 01/15/2014	130,000	129,988

TOTAL ASSET BACKED SECURITIES (Cost $963,064)		$960,275

SUPRANATIONAL OBLIGATIONS - 1.17%
Financial - 1.17%
African Development Bank
6.875% due 10/15/2015	35,000	38,821
Asian Development Bank
5.593% due 07/16/2018	250,000	272,628
European Investment Bank
2.375% due 03/14/2014	210,000	206,549
3.25% due 02/15/2011	165,000	169,271
4.625% due 05/15/2014	155,000	166,177
4.625% due 10/20/2015	150,000	160,609
4.875% due 01/17/2017	200,000	214,313
Inter-American Development Bank
7.00% due 06/15/2025	60,000	70,900
8.50% due 03/15/2011	200,000	217,778
International Bank for Reconstruction &
Development
8.625% due 10/15/2016	100,000	127,691
International Finance Corp.
3.50% due 05/15/2013	65,000	67,576
Nordic Investment Bank
2.375% due 12/15/2011	125,000	127,357

		1,839,670

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,829,924)		$1,839,670

REPURCHASE AGREEMENTS - 0.21%
Repurchase Agreement with State Street Corp. dated 12/31/2009 at 0.00% to be repurchased at $337,000 on 01/04/2010, collateralized by $355,000 Federal National Mortgage Association, 5.00% due 06/05/2024 (valued at $347,456, including interest)	$337,000	$337,000

TOTAL REPURCHASE AGREEMENTS (Cost $337,000)		$337,000
Total Investments (Total Bond Market Trust B) (Cost $149,765,012) - 99.32%		$156,514,684
Other assets and liabilities, net - 0.68%		1,067,225

TOTAL NET ASSETS - 100.00%		$157,581,909

Total Stock Market Index Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.35%

Basic Materials - 3.74%
A. Schulman, Inc.	733	$14,792

The accompanying notes are an integral part of the financial statements.

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Aceto Corp.	765	$3,940
Air Products & Chemicals, Inc.	5,560	450,694
Airgas, Inc.	2,155	102,578
AK Steel Holding Corp.	2,984	63,708
Albemarle Corp.	2,404	87,433
Alcoa, Inc.	26,017	419,394
Allegheny Technologies, Inc.	2,632	117,835
Allied Nevada Gold Corp. *	2,057	31,020
AMCOL International Corp.	862	24,498
American Vanguard Corp.	747	6,200
Arch Chemicals, Inc.	724	22,357
Ashland, Inc.	1,966	77,893
Balchem Corp. *	500	16,755
Boise, Inc. *	2,305	12,240
Brookfield Infrastructure Partners LP *	228	3,824
Brush Engineered Materials, Inc. *	572	10,605
Buckeye Technologies, Inc. *	1,094	10,677
Cabot Corp.	1,797	47,135
Carpenter Technology Corp.	1,231	33,175
Celanese Corp., Series A	3,791	121,691
Century Aluminum Company * (a)	2,188	35,424
CF Industries Holdings, Inc.	1,278	116,017
Chemtura Corp. *	2,264	2,785
Clearwater Paper Corp. *	305	16,766
Cliffs Natural Resources, Inc.	3,502	161,407
Coeur d’Alene Mines Corp. * (a)	2,046	36,951
Compass Minerals International, Inc.	855	57,447
Cytec Industries, Inc.	1,316	47,929
Deltic Timber Corp.	345	15,932
Domtar Corp. *	1,121	62,115
Dow Chemical Company	30,398	839,897
E.I. Du Pont de Nemours & Company	24,021	808,787
Eastman Chemical Company	1,923	115,842
Ecolab, Inc.	6,261	279,115
Ferro Corp.	1,460	12,030
FMC Corp.	1,913	106,669
Freeport-McMoRan Copper & Gold, Inc., Class B *	10,959	879,898
General Moly, Inc. *	2,580	5,366
Georgia Gulf Corp. *	507	8,812
Gibraltar Industries, Inc. *	892	14,031
Globe Specialty Metals, Inc. * (a)	2,036	19,138
H.B. Fuller Company	1,351	30,735
Hawkins, Inc. (a)	354	7,728
Hecla Mining Company * (a)	6,341	39,187
Horsehead Holding Corp. *	991	12,635
Huntsman Corp.	6,476	73,114
ICO, Inc. *	1,090	7,968
Innophos Holdings, Inc.	581	13,357
International Flavors & Fragrances, Inc.	2,072	85,242
International Paper Company	11,487	307,622
Intrepid Potash, Inc. * (a)	2,023	59,011
Kaiser Aluminum Corp.	550	22,891
KapStone Paper and Packaging Corp. *	943	9,289
KMG Chemicals, Inc.	429	6,414
Kronos Worldwide, Inc. *	1,380	22,425
Landec Corp. *	808	5,042
Louisiana-Pacific Corp. *	3,038	21,205
Lubrizol Corp.	1,774	129,413
MeadWestvaco Corp.	4,486	128,434
Metabolix, Inc. *	695	7,694
Minerals Technologies, Inc.	534	29,087
Monsanto Company	14,515	1,186,601
Neenah Paper, Inc.	542	7,561
Newmarket Corp.	395	45,334
Newmont Mining Corp.	12,733	602,398
Nl Industries, Inc.	1,366	9,480
Nucor Corp.	8,389	391,347
Olin Corp.	2,109	36,950
Olympic Steel, Inc.	327	10,654
OM Group, Inc. *	851	26,713
Omnova Solutions, Inc. *	1,287	7,889
Orchids Paper Products Company *	210	4,204
P.H. Glatfelter Company	1,342	16,305
Plum Creek Timber Company, Inc. (a)	4,303	162,481
PolyOne Corp. *	2,700	20,169
Potlatch Corp.	1,075	34,271
PPG Industries, Inc. (a)	4,370	255,820
Praxair, Inc.	8,127	652,679
Quaker Chemical Corp.	385	7,946
Rayonier, Inc.	2,040	86,006
Reliance Steel & Aluminum Company	1,965	84,927
Rockwood Holdings, Inc. *	2,035	47,945
Royal Gold, Inc.	1,073	50,538
RPM International, Inc.	3,418	69,488
RTI International Metals, Inc. *	665	16,738
Schnitzer Steel Industries, Inc.	601	28,668
Schweitzer Mauduit International, Inc.	401	28,210
Sensient Technologies Corp.	1,315	34,585
Sigma-Aldrich Corp.	3,199	161,645
Solutia, Inc. *	3,186	40,462
Southern Copper Corp. (a)	22,566	742,647
Spartech Corp.	1,032	10,588
Steel Dynamics, Inc.	5,772	102,280
Stepan Company	276	17,888
Stillwater Mining Company *	2,681	25,416
Symyx Technologies, Inc. *	1,059	5,825
Temple-Inland, Inc.	2,763	58,327
Terra Industries, Inc.	2,644	85,110
Terra Nitrogen Company, LP *	474	49,334
The Mosaic Company	11,827	706,427
The Sherwin-Williams Company	3,063	188,834
Titanium Metals Corp. *	4,964	62,149
U.S. Gold Corp. *	3,164	7,847
United States Lime & Minerals, Inc. *	188	6,492
United States Steel Corp.	3,848	212,102
Universal Stainless & Alloy Products, Inc. *	261	4,922
Uranium Energy Corp. * (a)	1,401	5,296
USEC, Inc. *	2,992	11,519
Valhi, Inc. (a)	3,092	43,195
Valspar Corp.	2,623	71,188
Verso Paper Corp. *	1,712	4,468

The accompanying notes are an integral part of the financial statements.

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
W.R. Grace & Company *	1,933	$49,002
Wausau-Mosinee Paper Corp.	1,421	16,484
Westlake Chemical Corp.	1,734	43,229
Weyerhaeuser Company	5,628	242,792
Zep, Inc.	592	10,253
Zoltek Companies, Inc. * (a)	1,063	10,099

		13,261,022

Communications - 10.32%
3Com Corp. *	10,388	77,910
Acacia Research *	1,063	9,684
Acme Packet, Inc. *	1,568	17,248
ActivIdentity Corp. *	1,892	4,446
Adaptec, Inc. *	3,575	11,976
ADC Telecommunications, Inc. *	2,729	16,947
ADTRAN, Inc. (a)	1,673	37,726
Airvana, Inc. *	1,800	13,680
Akamai Technologies, Inc. *	4,583	116,087
Alaska Communications Systems Group, Inc. (a)	1,383	11,036
Alloy, Inc. *	659	5,127
Amazon.com, Inc. *	11,469	1,542,810
American Tower Corp., Class A *	10,439	451,069
Anaren, Inc. *	495	7,450
Anixter International, Inc. *	952	44,839
AOL, Inc. *	2,864	66,674
APAC Customer Services, Inc. * (a)	1,423	8,481
Applied Signal Technology, Inc.	369	7,118
Ariba, Inc. *	2,434	30,474
Arris Group, Inc. *	3,375	38,576
Art Technology Group, Inc. *	3,679	16,592
Aruba Networks, Inc. *	2,482	26,458
AT&T, Inc.	156,606	4,389,666
Atheros Communications, Inc. * (a)	1,661	56,873
Atlantic Tele-Network, Inc.	401	22,059
Belo Corp., Class A	2,730	14,851
BigBand Networks, Inc. *	1,816	6,247
Black Box Corp.	493	13,972
Blue Coat Systems, Inc. *	1,094	31,223
Cablevision Systems Corp., Class A	8,007	206,741
Cbeyond Communications, Inc. *	797	12,553
CBS Corp., Class B	18,247	256,370
CenturyTel, Inc.	7,695	278,636
Chordiant Software, Inc. *	990	2,722
Ciena Corp. *	2,561	27,761
Cincinnati Bell, Inc. *	5,682	19,603
Cisco Systems, Inc. *	153,144	3,666,267
CKX, Inc. *	2,791	14,709
Clear Channel Outdoor Holdings, Inc. *	9,831	102,144
Clearwire Corp. * (a)	19,520	131,955
Cogent Communications Group, Inc. *	1,291	12,729
Comcast Corp., Class A	76,290	1,286,249
CommScope, Inc. *	2,513	66,670
Communications Systems, Inc.	421	5,237
comScore, Inc. *	810	14,216
Comtech Telecommunications Corp. *	767	26,883
Consolidated Communications Holdings, Inc.	923	16,153
Constant Contact, Inc. *	800	12,800
Corning, Inc.	41,292	797,349
Courier Corp.	365	5,201
CPI International, Inc. *	558	7,388
Crown Castle International Corp. *	7,720	301,389
Crown Media Holdings, Inc., Class A * (a)	3,574	5,182
Cybersource Corp. *	1,917	38,551
DealerTrack Holdings, Inc. *	1,129	21,214
DG Fastchannel, Inc. *	586	16,367
Dice Holdings, Inc. *	1,976	12,943
Digital River, Inc. *	1,018	27,476
DigitalGlobe, Inc. *	1,263	30,565
DIRECTV, Class A *	38,903	1,297,415
DISH Network Corp.	11,833	245,771
Dolan Media Company *	857	8,750
Earthlink, Inc.	2,844	23,634
eBay, Inc. *	34,273	806,786
EchoStar Corp., Class A *	2,490	50,149
EMS Technologies, Inc. *	461	6,684
Entercom Communications Corp. *	1,127	7,968
Entravision Communications Corp., Class A *	3,353	11,400
ePlus, Inc. *	333	5,498
Equinix, Inc. * (a)	1,027	109,016
eResearch Technology, Inc. *	1,526	9,171
EW Scripps Co. *	1,307	9,097
Expedia, Inc. *	7,655	196,810
Extreme Networks, Inc. *	2,882	8,271
F5 Networks, Inc. *	2,085	110,463
FiberTower Corp. *	516	2,157
Finisar Corp. *	578	5,156
Fisher Communications, Inc. *	347	5,639
Frontier Communications Corp.	8,015	62,597
Gannett Company, Inc.	6,326	93,941
General Communication, Inc., Class A *	1,535	9,793
GeoEye, Inc. *	543	15,139
Global Crossing, Ltd. *	1,611	22,957
Global Traffic Network, Inc. *	828	3,436
Globalstar, Inc. *	4,907	4,269
Globecomm Systems, Inc. *	724	5,662
Google, Inc., Class A *	8,390	5,201,632
GSI Commerce, Inc. *	1,464	37,171
Harmonic, Inc. *	2,683	16,983
Harris Corp.	3,480	165,474
Harris Stratex Networks, Inc., Class A *	1,841	12,721
Harte-Hanks, Inc.	1,749	18,854
Health Grades, Inc. *	1,002	4,299
Hickory Tech Corp.	781	6,896
Hughes Communications, Inc. *	638	16,607
Hypercom Corp. *	2,205	6,990
i2 Technologies, Inc. *	675	12,906
IAC/InterActiveCorp *	3,606	73,851
ICO Global Communications Holdings, Ltd. *	6,141	6,632
Infinera Corp. *	2,615	23,195
InfoSpace, Inc. *	1,055	9,041
InterDigital, Inc. *	1,200	31,848
Internap Network Services Corp. *	1,633	7,675
Internet Capital Group, Inc. *	1,200	7,980

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Interpublic Group of Companies, Inc. *	13,031	$96,169
inVentiv Health, Inc. *	988	15,976
Iowa Telecommunications Services, Inc.	965	16,173
iPass, Inc. *	3,560	3,702
Ixia *	1,888	14,047
J2 Global Communications, Inc. *	1,205	24,522
JDS Uniphase Corp. *	6,078	50,143
John Wiley & Sons, Inc., Class A	1,501	62,862
Journal Communications, Inc.	1,765	6,866
Juniper Networks, Inc. *	13,932	371,566
Keynote Systems, Inc.	538	5,870
Knology, Inc. *	1,122	12,286
KVH Industries, Inc. *	660	9,735
Lamar Advertising Company, Class A *	2,454	76,295
Leap Wireless International, Inc. *	2,115	37,118
Level 3 Communications, Inc. * (a)	44,988	68,832
Liberty Global, Inc., Class A *	7,040	154,246
Liberty Media Corp - Starz, Series A *	1,300	59,995
Liberty Media Corp. - Capital, Series A *	344	8,215
Liberty Media Corp. - Interactive A *	650	7,046
Lin TV Corp. *	1,823	8,131
Lionbridge Technologies, Inc. *	2,383	5,481
Liquidity Services, Inc. *	856	8,620
LodgeNet Entertainment Corp. *	781	4,319
LoopNet, Inc. *	1,043	10,367
Loral Space & Communications, Inc. *	576	18,207
Marchex, Inc., Class B	1,314	6,675
Martha Stewart Living Omnimedia, Inc., Class A * (a)	1,185	5,854
Mastec, Inc. *	2,023	25,288
McAfee, Inc. *	4,135	167,757
McClatchy Company, Class A (a)	2,491	8,818
McGraw-Hill Companies, Inc.	8,347	279,708
Media General, Inc., Class A *	760	5,958
Mediacom Communications Corp., Class A *	2,003	8,953
Meredith Corp. (a)	1,187	36,619
MetroPCS Communications, Inc. *	9,560	72,943
ModusLink Global Solutions, Inc. *	1,434	13,494
Motorola, Inc. *	61,127	474,346
Move, Inc. *	4,559	7,568
Network Equipment Technologies, Inc. *	1,065	4,313
NeuStar, Inc., Class A *	1,995	45,965
Neutral Tandem, Inc. *	876	19,929
Newport Corp. *	1,251	11,497
News Corp., Class A	12,095	165,581
NIC, Inc.	1,839	16,808
NII Holdings, Inc. *	4,386	147,282
Novatel Wireless, Inc. *	922	7,348
NTELOS Holdings Corp.	1,174	20,921
Oclaro, Inc. *	5,954	8,752
Omnicom Group, Inc.	8,202	321,108
Online Resources Corp. *	853	4,487
OpenTable, Inc. *	616	15,683
Openwave Systems, Inc. *	3,126	7,127
Oplink Communications, Inc. *	711	11,653
OpNext, Inc. *	2,972	5,647
Orbcomm, Inc. *	1,613	4,355
Orbitz Worldwide, Inc. *	2,470	18,130
Outdoor Channel Holdings, Inc. *	836	4,849
PAETEC Holding Corp. *	4,275	17,741
Parkervision, Inc. *	1,260	2,306
PC-Tel, Inc. *	759	4,493
Perficient, Inc. *	924	7,789
Plantronics, Inc.	1,334	34,657
Playboy Enterprises, Inc., Class B *	1,549	4,957
Polycom, Inc. *	2,271	56,707
Powerwave Technologies, Inc. *	4,442	5,597
Preformed Line Products Company	156	6,833
Premiere Global Services, Inc. *	1,746	14,405
Priceline.com, Inc. * (a)	1,117	244,065
PRIMEDIA, Inc.	1,484	5,357
QUALCOMM, Inc.	44,193	2,044,368
Qwest Communications International, Inc. (a)	45,687	192,342
Rackspace Hosting, Inc. *	3,199	66,699
RCN Corp. *	1,208	13,107
RealNetworks, Inc. *	3,896	14,454
RF Micro Devices, Inc. *	7,408	35,336
RightNow Technologies, Inc. *	942	16,363
S1 Corp. *	1,603	10,452
Saba Software, Inc. *	1,179	4,881
Safeguard Scientifics, Inc. *	663	6,836
Sapient Corp. *	3,595	29,731
SAVVIS, Inc. *	1,542	21,665
SBA Communications Corp. *	3,111	106,272
Scripps Networks Interactive, Inc., Class A	4,374	181,521
Shenandoah Telecommunications Company	648	13,187
ShoreTel, Inc. *	1,372	7,930
Sinclair Broadcast Group, Inc., Class A *	2,651	10,684
SonicWALL, Inc. *	1,581	12,031
Sonus Networks, Inc. *	7,810	16,479
Sourcefire, Inc. *	755	20,196
Sprint Nextel Corp. *	79,013	289,188
Support.com, Inc. *	1,821	4,807
SureWest Communications *	455	4,532
Switch & Data Facilities Company, Inc. *	979	19,786
Sycamore Networks, Inc.	808	16,895
Symantec Corp. *	21,695	388,124
Symmetricom, Inc. *	1,491	7,753
Syniverse Holdings, Inc. *	1,811	31,656
TechTarget, Inc. *	1,366	7,691
Tekelec, Inc. *	1,843	28,161
TeleCommunication Systems, Inc. *	1,195	11,568
Telephone & Data Systems, Inc.	2,804	95,112
Tellabs, Inc. *	10,753	61,077
Terremark Worldwide, Inc. *	1,771	12,114
TerreStar Corp. *	4,546	4,273
The Knot, Inc. *	932	9,385
The New York Times Company, Class A * (a)	3,983	49,230
The Washington Post Company, Class B	246	108,142
TIBCO Software, Inc. *	4,623	44,519
Time Warner Cable, Inc.	9,380	388,238
Time Warner, Inc.	31,513	918,289

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Travelzoo, Inc. *	440	$5,408
TW Telecom, Inc. *	3,958	67,840
U.S. Cellular Corp. *	2,232	94,659
United Online, Inc.	2,301	16,544
US Auto Parts Network, Inc. *	1,210	6,292
USA Mobility, Inc. *	731	8,048
UTStarcom, Inc. * (a)	4,677	10,243
Value Line, Inc.	304	7,633
ValueClick, Inc. *	2,418	24,470
VASCO Data Security International, Inc. *	1,108	6,947
VeriSign, Inc. *	5,134	124,448
Verizon Communications, Inc.	74,241	2,459,604
Viacom, Inc., Class B *	16,124	479,367
Viasat, Inc. *	875	27,808
Virgin Media, Inc.	8,800	148,104
VirnetX Holding Corp. * (a)	1,385	4,086
Vocus, Inc. *	554	9,972
Vonage Holdings Corp. * (a)	4,921	6,889
Web.com Group, Inc. *	914	5,968
WebMD Health Corp. * (a)	2,836	109,158
Websense, Inc. *	1,276	22,279
Windstream Corp.	11,766	129,308
World Wrestling Entertainment, Inc., Class A	2,123	32,546
WorldGate Communications, Inc. * (a)	9,545	7,159
Yahoo!, Inc. *	37,315	626,146
Zixit Corp. *	2,922	4,997

		36,607,815

Consumer, Cyclical - 10.07%
99 Cents Only Stores *	1,914	25,016
Abercrombie & Fitch Company, Class A (a)	2,339	81,514
Advance Auto Parts, Inc.	2,503	101,321
Aeropostale, Inc. *	1,766	60,132
AFC Enterprises, Inc. *	941	7,679
Airtran Holdings, Inc. * (a)	3,288	17,163
Alaska Air Group, Inc. *	987	34,111
Allegiant Travel Company * (a)	537	25,330
Allion Healthcare, Inc. *	881	5,779
Ambassadors Group, Inc.	649	8,625
American Apparel, Inc. * (a)	2,036	6,312
American Axle & Manufacturing Holdings, Inc. *	1,576	12,640
American Eagle Outfitters, Inc.	5,473	92,932
American Woodmark Corp.	421	8,285
Americas Car Mart, Inc. *	357	9,400
AmeriGas Partners LP *	1,401	55,101
Amerigon, Inc. *	785	6,233
Ameristar Casinos, Inc.	1,584	24,124
AMR Corp. *	7,783	60,163
AnnTaylor Stores Corp. *	1,613	22,001
Arctic Cat, Inc. *	718	6,577
ArvinMeritor, Inc. *	2,097	23,444
Asbury Automotive Group, Inc. *	954	11,000
Ascent Media Corp., Class A *	162	4,136
ATC Technology Corp. *	616	14,692
Audiovox Corp., Class A *	834	5,913
AutoNation, Inc. * (a)	4,744	90,848
AutoZone, Inc. *	1,411	223,037
Bally Technologies, Inc. *	1,448	59,788
Barnes & Noble, Inc. (a)	1,504	28,681
Beacon Roofing Supply, Inc. *	1,236	19,776
Beazer Homes USA, Inc. * (a)	1,301	6,297
Bebe Stores, Inc.	2,501	15,681
Bed Bath & Beyond, Inc. * (a)	6,916	267,165
Best Buy Company, Inc.	11,045	435,836
Big 5 Sporting Goods Corp.	653	11,219
Big Lots, Inc. *	2,193	63,553
BJ’s Restaurants, Inc. *	742	13,964
BJ’s Wholesale Club, Inc. *	1,461	47,789
Blockbuster, Inc., Class A * (a)	6,329	4,240
BlueLinx Holdings, Inc. *	1,112	3,080
Bob Evans Farms, Inc.	829	24,000
Bon-Ton Stores, Inc. (a)	698	6,847
Books-A-Million, Inc.	615	4,133
Borders Group, Inc. *	2,331	2,751
BorgWarner, Inc.	3,142	104,377
Boyd Gaming Corp. *	2,458	20,573
Brightpoint, Inc. *	2,336	17,170
Brinker International, Inc.	2,782	41,507
Brookfield Homes Corp. *	957	7,656
Brown Shoe, Inc.	1,254	12,377
Brunswick Corp.	2,520	32,029
Buffalo Wild Wings, Inc. *	486	19,571
Burger King Holdings, Inc.	3,550	66,811
Cabela’s, Inc. * (a)	1,870	26,666
California Pizza Kitchen, Inc. *	687	9,240
Callaway Golf Company	1,865	14,062
Caribou Coffee Company, Inc. *	607	4,686
CarMax, Inc. *	5,851	141,887
Carmike Cinemas, Inc. *	435	3,289
Carnival Corp. *	16,648	527,575
Carrols Restaurant Group, Inc. *	696	4,921
Carter’s, Inc. *	1,542	40,477
Casey’s General Stores, Inc.	1,295	41,336
Cash America International, Inc.	806	28,178
Casual Male Retail Group, Inc. *	1,509	3,516
Cato Corp., Class A	818	16,409
Cavco Industries, Inc. *	220	7,902
CEC Entertainment, Inc. *	641	20,461
Cedar Fair LP *	1,661	18,952
Central European Distribution Corp. *	1,544	43,865
Charming Shoppes, Inc. *	3,230	20,898
Cherokee, Inc.	317	5,649
Chico’s FAS, Inc. *	4,691	65,909
Children’s Place Retail Stores, Inc. *	743	24,526
Chindex International, Inc. *	484	6,839
Chipotle Mexican Grill, Inc., Class A *	843	74,319
Choice Hotels International, Inc.	1,572	49,770
Christopher & Banks Corp.	1,110	8,458
Churchill Downs, Inc.	397	14,828
Cinemark Holdings, Inc.	2,987	42,923
Cintas Corp.	3,995	104,070
Citi Trends, Inc. *	394	10,882
CKE Restaurants, Inc.	1,565	13,240

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Coach, Inc.	8,423	$307,692
Coldwater Creek, Inc. *	2,655	11,841
Collective Brands, Inc. *	1,718	39,119
Columbia Sportswear Company	902	35,214
Commercial Vehicle Group, Inc. *	851	5,097
Conn’s, Inc. * (a)	634	3,703
Continental Airlines, Inc., Class B * (a)	3,748	67,164
Cooper Tire & Rubber Company	1,660	33,283
Copart, Inc. *	2,183	79,963
Core-Mark Holding Company, Inc. *	358	11,800
Costco Wholesale Corp.	11,485	679,567
Cracker Barrel Old Country Store, Inc.	597	22,680
Crocs, Inc. *	2,425	13,944
CVS Caremark Corp.	38,390	1,236,542
D.R. Horton, Inc.	8,472	92,091
Dana Holding Corp. *	3,108	33,691
Darden Restaurants, Inc.	3,658	128,286
Deckers Outdoor Corp. *	359	36,517
Delta Air Lines, Inc. *	20,939	238,286
Denny’s Corp. *	3,079	6,743
Destination Maternity Corp. *	197	3,743
Dick’s Sporting Goods, Inc. *	2,995	74,486
Dillard’s, Inc., Class A (a)	2,006	37,011
DineEquity, Inc. *	538	13,068
Dollar Tree, Inc. *	2,331	112,587
Domino’s Pizza, Inc. *	1,679	14,070
Dorman Products, Inc. *	527	8,253
Dover Downs Gaming & Entertainment, Inc.	1,084	4,098
DreamWorks Animation SKG, Inc., Class A *	2,332	93,163
DSW, Inc., Class A *	1,218	31,522
DTS, Inc. *	499	17,071
Einstein Noah Restaurant Group, Inc. *	528	5,190
Empire Resorts, Inc. *	1,227	2,589
Ethan Allen Interiors, Inc.	843	11,313
Exide Technologies *	2,135	15,180
Family Dollar Stores, Inc.	3,628	100,967
Fastenal Company (a)	3,934	163,812
Federal Mogul Corp. *	2,788	48,232
Ferrellgas Partners LP *	1,822	38,499
FGX International Holdings, Ltd. *	585	11,460
Finish Line, Inc. (a)	1,530	19,201
First Cash Financial Services, Inc. *	848	18,817
Foot Locker, Inc.	4,242	47,256
Force Protection, Inc. *	1,894	9,868
Ford Motor Company *	83,852	838,520
Fossil, Inc. *	1,764	59,200
Fred’s, Inc., Class A	1,116	11,383
Frischs Restaurants, Inc.	223	5,319
Fuel Systems Solutions, Inc. * (a)	447	18,434
Furniture Brands International, Inc. *	1,706	9,315
G & K Services, Inc., Class A	538	13,520
GameStop Corp., Class A *	4,373	95,944
Gaylord Entertainment Company *	1,164	22,989
Genesco, Inc. *	526	14,444
Genuine Parts Company	4,173	158,407
G-III Apparel Group, Ltd. *	515	11,160
Global Partners LP *	456	10,470
Goodyear Tire & Rubber Company *	6,521	91,946
Great Wolf Resorts, Inc. *	1,360	3,223
Group 1 Automotive, Inc. *	657	18,626
Guess?, Inc.	2,430	102,789
Gymboree Corp. *	773	33,618
Hanesbrands, Inc. *	2,519	60,733
Harley-Davidson, Inc.	6,257	157,676
Harman International Industries, Inc.	1,867	65,868
Hasbro, Inc.	3,666	117,532
Haverty Furniture Companies, Inc.	696	9,556
Hawaiian Holdings, Inc. *	1,498	10,486
Herman Miller, Inc.	1,538	24,577
hhgregg, Inc. *	1,021	22,493
Hibbett Sports, Inc. *	783	17,218
HNI Corp. (a)	1,201	33,184
Home Depot, Inc.	45,260	1,309,372
Hooker Furniture Corp.	426	5,270
Hot Topic, Inc. *	1,207	7,677
Houston Wire & Cable Company	549	6,533
Hovnanian Enterprises, Inc., Class A * (a)	2,447	9,396
HSN, Inc. *	1,538	31,052
Iconix Brand Group, Inc. *	1,947	24,630
Inergy Holdings LP *	528	31,020
Inergy LP *	1,612	57,516
Ingram Micro, Inc., Class A *	4,298	75,000
Insight Enterprises, Inc. *	1,327	15,154
Interface, Inc., Class A	1,615	13,421
International Game Technology	7,901	148,302
International Speedway Corp., Class A	1,308	37,213
Interval Leisure Group, Inc. *	1,530	19,079
Isle of Capri Casinos, Inc. * (a)	967	7,233
J. Crew Group, Inc. *	1,685	75,387
J.C. Penney Company, Inc.	6,234	165,887
Jack in the Box, Inc. *	1,490	29,308
Jakks Pacific, Inc. *	799	9,684
JetBlue Airways Corp. *	8,120	44,254
Jo-Ann Stores, Inc. *	711	25,767
Johnson Controls, Inc.	16,245	442,514
Johnson Outdoors, Inc. *	529	5,168
Jones Apparel Group, Inc.	2,317	37,211
Jos. A. Bank Clothiers, Inc. *	478	20,167
KB Home (a)	2,480	33,926
Kenneth Cole Productions, Inc., Class A *	623	6,012
Kimball International, Inc., Class B	1,154	9,832
Kirklands, Inc. *	591	10,266
Knoll, Inc.	1,384	14,297
Kohl’s Corp. *	8,074	435,431
Krispy Kreme Doughnuts, Inc. *	2,345	6,918
K-Swiss, Inc., Class A *	1,064	10,576
Landry’s Restaurants, Inc. * (a)	577	12,284
Las Vegas Sands Corp. * (a)	17,590	262,795
La-Z-Boy, Inc. *	1,430	13,628
Leapfrog Enterprises, Inc., Class A *	2,247	8,786
Lennar Corp., Class A	4,363	55,715
Life Time Fitness, Inc. * (a)	1,114	27,772

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Limited Brands, Inc.	8,517	$163,867
Lithia Motors, Inc., Class A *	616	5,064
Liz Claiborne, Inc. * (a)	2,790	15,708
LKQ Corp. *	3,802	74,481
Lowe’s Companies, Inc.	39,247	917,987
Luby’s Cafeterias, Inc. *	908	3,341
Lumber Liquidators Holdings, Inc. *	736	19,725
M.D.C. Holdings, Inc.	1,271	39,452
M/I Homes, Inc. *	494	5,133
Macy’s, Inc.	11,211	187,896
Maidenform Brands, Inc. *	754	12,584
Marcus Corp.	908	11,641
Marine Products Corp.	1,143	5,635
Marinemax, Inc. *	624	5,735
Marriott International, Inc., Class A (a)	9,387	255,796
Marvel Entertainment, Inc. *	2,086	112,811
Mattel, Inc.	9,487	189,550
McCormick & Schmick’s Seafood Restaurants, Inc. *	594	4,134
McDonald’s Corp.	28,938	1,806,889
Meritage Homes Corp. *	854	16,508
MGM Mirage, Inc. * (a)	11,826	107,853
Miller Industries, Inc. *	442	5,017
Mobile Mini, Inc. *	978	13,780
Modine Manufacturing Company *	1,044	12,361
Mohawk Industries, Inc. *	1,832	87,203
Monarch Casino & Resort, Inc. *	603	4,884
Morgans Hotel Group Company *	1,110	5,028
Movado Group, Inc.	758	7,368
MSC Industrial Direct Company, Inc., Class A	1,198	56,306
Multimedia Games, Inc. *	1,173	7,050
MWI Veterinary Supply, Inc. *	344	12,969
National Cinemedia, Inc.	1,216	20,149
National Presto Industries, Inc.	180	19,661
Navistar International Corp. *	1,915	74,015
New York & Company, Inc. *	1,749	7,503
Newell Rubbermaid, Inc.	7,386	110,864
NIKE, Inc., Class B (a)	10,314	681,446
Nordstrom, Inc. (a)	5,738	215,634
Nu Skin Enterprises, Inc., Class A	1,675	45,007
NVR, Inc. *	152	108,028
O’Charley’s, Inc. *	864	5,659
Office Depot, Inc. *	7,542	48,646
OfficeMax, Inc. *	2,149	27,271
O’Reilly Automotive, Inc. * (a)	3,592	136,927
Orient Express Hotels, Ltd., Class A *	2,148	21,781
Oshkosh Corp.	2,338	86,576
Owens & Minor, Inc.	1,113	47,781
Oxford Industries, Inc.	535	11,064
P.F. Chang’s China Bistro, Inc. *	675	25,589
PACCAR, Inc.	9,662	350,441
Pacific Sunwear of California, Inc. *	1,943	7,733
Panera Bread Company, Class A *	813	54,447
Pantry, Inc. *	626	8,507
Papa John’s International, Inc. *	794	18,548
PC Connection, Inc. *	930	6,277
Penn National Gaming, Inc. *	2,066	56,154
Penske Auto Group, Inc. * (a)	2,459	37,328
Perry Ellis International, Inc. *	504	7,590
PetSmart, Inc.	3,297	87,997
Phillips-Van Heusen Corp.	1,358	55,243
Pier 1 Imports, Inc. *	2,797	14,237
Pinnacle Airlines Corp. *	660	4,541
Pinnacle Entertainment, Inc. *	1,680	15,086
Polaris Industries, Inc. (a)	883	38,525
Polo Ralph Lauren Corp., Class A	2,617	211,925
Pool Corp. (a)	1,349	25,739
PriceSmart, Inc.	843	17,231
Pulte Homes, Inc. *	10,306	103,060
Quiksilver, Inc. *	4,161	8,405
RadioShack Corp. (a)	3,329	64,915
RC2 Corp. *	636	9,381
Red Lion Hotels Corp. *	788	3,893
Red Robin Gourmet Burgers, Inc. *	453	8,109
Regal Entertainment Group, Class A	4,204	60,706
Regis Corp.	1,523	23,713
Rentrak Corp. *	468	8,270
Republic Airways Holdings, Inc. *	1,075	7,944
Retail Ventures, Inc. *	1,498	13,317
Rite Aid Corp. *	24,783	37,422
Ross Stores, Inc.	3,273	139,790
Royal Caribbean Cruises, Ltd. *	5,708	144,298
Ruby Tuesday, Inc. *	1,518	10,930
Rush Enterprises, Inc., Class A *	202	2,402
Ryland Group, Inc.	1,194	23,522
Saks, Inc. * (a)	4,077	26,745
Sally Beauty Holdings, Inc. *	4,836	36,995
ScanSource, Inc. *	738	19,705
Scholastic Corp.	978	29,174
School Specialty, Inc. *	555	12,981
Scientific Games Corp., Class A *	2,537	36,913
Sealy Corp. *	2,735	8,643
Sears Holdings Corp. * (a)	3,154	263,201
Select Comfort Corp. *	1,361	8,874
Shoe Carnival, Inc. *	412	8,434
Shuffle Master, Inc. *	1,636	13,481
Signet Jewelers, Ltd. *	2,249	60,093
Skechers U.S.A., Inc., Class A *	1,251	36,792
Skyline Corp.	279	5,134
SkyWest, Inc.	1,517	25,668
Sonic Automotive, Inc. *	852	8,852
Sonic Corp. *	1,782	17,945
Southwest Airlines Company	19,891	227,354
Speedway Motorsports, Inc.	1,225	21,584
Sport Supply Group, Inc.	568	7,151
Stage Stores, Inc.	1,084	13,398
Standard Motor Products, Inc. *	572	4,873
Standard Pacific Corp. *	2,911	10,887
Stanley Furniture Company, Inc. *	419	4,253
Staples, Inc.	19,139	470,628
Star Gas Partners LP	2,317	9,592
Starbucks Corp. *	19,573	451,353

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Starwood Hotels & Resorts Worldwide, Inc.	4,968	$181,680
Steelcase, Inc. Class A	3,754	23,875
Stein Mart, Inc. *	1,168	12,451
Steinway Musical Instruments, Inc. *	327	5,203
Steven Madden, Ltd. *	481	19,836
Suburban Propane Partners, LP *	864	40,677
Superior Industries International, Inc.	760	11,628
Susser Holdings Corp. *	511	4,389
Syms Corp. *	523	3,781
Systemax, Inc.	1,024	16,087
Talbots, Inc. *	1,620	14,434
Target Corp.	19,935	964,256
Tech Data Corp. *	1,312	61,218
Tempur-Pedic International, Inc. *	1,977	46,717
Tenneco, Inc. *	1,332	23,616
Texas Roadhouse, Inc., Class A *	1,972	22,146
The Buckle, Inc. (a)	1,222	35,780
The Cheesecake Factory, Inc. *	1,612	34,803
The Dress Barn, Inc. *	1,964	45,368
The Gap, Inc.	18,466	386,863
The Men’s Wearhouse, Inc.	1,375	28,957
The Pep Boys - Manny, Moe & Jack	1,510	12,775
The Steak n Shake Company * (a)	42	13,613
The Toro Company	895	37,420
The Wet Seal, Inc., Class A *	2,725	9,401
Thor Industries, Inc.	1,504	47,226
Tiffany & Company	3,288	141,384
Timberland Company, Class A *	1,555	27,881
Titan International, Inc.	1,034	8,386
Titan Machinery, Inc. *	547	6,312
TiVo, Inc. *	2,915	29,675
Tix Corp. *	1,228	2,137
TJX Companies, Inc.	11,207	409,616
Toll Brothers, Inc. *	4,338	81,598
Tractor Supply Company *	947	50,153
True Religion Apparel, Inc. * (a)	701	12,961
TRW Automotive Holdings Corp. *	3,131	74,768
Tuesday Morning Corp. *	1,642	4,236
UAL Corp. *	3,979	51,369
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,573	28,566
Under Armour, Inc., Class A * (a)	1,367	37,278
Unifi, Inc. *	2,277	8,835
Unifirst Corp.	500	24,055
United Stationers, Inc. *	615	34,963
Universal Electronics, Inc. *	417	9,683
Urban Outfitters, Inc. *	4,456	155,915
US Airways Group, Inc. * (a)	3,798	18,382
Vail Resorts, Inc. *	987	37,309
VF Corp.	2,923	214,081
Volcom, Inc. *	719	12,036
WABCO Holdings, Inc.	1,767	45,571
Walgreen Company	26,331	966,874
Wal-Mart Stores, Inc.	102,372	5,471,783
Walt Disney Company	49,365	1,592,021
Warnaco Group, Inc. *	1,216	51,303
Warner Music Group Corp. *	4,313	24,412
Watsco, Inc.	724	35,462
Wendy’s/Arby’s Group, Inc.	12,765	59,868
Wesco International, Inc. *	1,145	30,926
West Marine, Inc. *	865	6,972
Weyco Group, Inc.	346	8,179
Whirlpool Corp. (a)	1,953	157,529
Williams-Sonoma, Inc. (a)	2,825	58,703
Winmark Corp. *	246	5,424
Winnebago Industries, Inc. *	939	11,456
WMS Industries, Inc. *	1,380	55,200
Wolverine World Wide, Inc.	1,308	35,604
World Fuel Services Corp. (a)	1,546	41,417
Wyndham Worldwide Corp.	4,763	96,070
Wynn Resorts, Ltd. * (a)	3,277	190,820
Yum! Brands, Inc.	12,334	431,320
Zale Corp. * (a)	1,041	2,832
Zumiez, Inc. *	860	10,939

		35,733,024

Consumer, Non-cyclical - 20.72%
1-800-Flowers.com, Inc., Class A *	2,074	5,496
Aaron, Inc., Class B (a)	1,447	40,125
Abaxis, Inc. * (a)	619	15,815
Abbott Laboratories	41,055	2,216,559
Abiomed, Inc. *	1,107	9,675
ABM Industries, Inc.	1,352	27,932
Abraxis BioScience, Inc. *	1,116	45,254
Accelrys, Inc. *	1,119	6,412
Acco Brands Corp. *	1,599	11,641
Accuray, Inc. *	1,632	9,156
Acorda Therapeutics, Inc. *	1,044	26,330
Acura Pharmaceuticals, Inc. * (a)	1,237	6,593
Administaff, Inc.	689	16,254
Advance America Cash Advance Centers, Inc.	1,747	9,713
Affymax, Inc. *	558	13,805
Affymetrix, Inc. *	2,183	12,749
Air Methods Corp. *	378	12,708
Akorn, Inc. *	3,071	5,497
Albany Molecular Research, Inc. *	943	8,562
Alberto-Culver Company	2,527	74,016
Alexion Pharmaceuticals, Inc. *	2,352	114,825
Alico, Inc. (a)	233	6,631
Align Technology, Inc. *	1,797	32,023
Alkermes, Inc. *	2,654	24,974
Allergan, Inc.	8,067	508,302
Alliance Data Systems Corp. * (a)	1,412	91,201
Alliance Imaging, Inc. *	1,545	8,822
Alliance One International, Inc. *	2,622	12,795
Allied Healthcare International, Inc. *	1,783	5,189
Allos Therapeutics, Inc. * (a)	2,361	15,512
Almost Family, Inc. *	235	9,290
Alnylam Pharmaceuticals, Inc. * (a)	1,141	20,104
Alphatec Holdings, Inc. *	1,822	9,729
Altair Nanotechnologies, Inc. * (a)	3,215	2,829
Altria Group, Inc.	54,929	1,078,256
AMAG Pharmaceuticals, Inc. *	465	17,684
Amedisys, Inc. * (a)	738	35,837

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
America Service Group, Inc.	295	$4,682
American Dental Partners, Inc. *	581	7,495
American Greetings Corp., Class A	1,063	23,163
American Italian Pasta Company, Class A *	557	19,378
American Medical Systems Holdings, Inc. * (a)	2,022	39,004
American Public Education, Inc. *	485	16,665
AMERIGROUP Corp. *	1,447	39,011
AmerisourceBergen Corp.	7,853	204,728
Amgen, Inc. *	26,962	1,525,240
Amicus Therapeutics, Inc. *	672	2,668
AMN Healthcare Services, Inc. *	997	9,033
AmSurg Corp. *	908	19,994
Amylin Pharmaceuticals, Inc. *	3,846	54,575
Andersons, Inc.	533	13,762
AngioDynamics, Inc. *	711	11,433
Antigenics, Inc. *	2,530	1,619
Apollo Group, Inc., Class A *	4,247	257,283
Arbitron, Inc. (a)	789	18,478
Archer-Daniels-Midland Company	17,016	532,771
Ardea Biosciences, Inc. *	500	7,000
Arden Group, Inc.	92	8,797
Arena Pharmaceuticals, Inc. *	2,702	9,592
Ariad Pharmaceuticals, Inc. *	3,099	7,066
Arqule, Inc. *	1,349	4,978
Array BioPharma, Inc. *	1,598	4,490
Assisted Living Concepts, Inc. *	392	10,337
Athenahealth, Inc. *	902	40,806
Atrion Corp.	60	9,343
ATS Medical, Inc. *	2,252	7,274
Auxilium Pharmaceuticals, Inc. * (a)	1,169	35,047
AVANIR Pharmaceuticals, Inc., Class A *	2,373	4,509
Avery Dennison Corp.	3,003	109,579
AVI BioPharma, Inc. *	2,837	4,142
Avis Budget Group, Inc. *	2,804	36,788
Avon Products, Inc.	11,343	357,304
B&G Foods, Inc.	1,133	10,401
Bare Escentuals, Inc. *	2,445	29,902
Barrett Business Services, Inc.	443	5,444
Baxter International, Inc.	15,987	938,117
Beckman Coulter, Inc.	1,799	117,727
Becton, Dickinson & Company	6,324	498,711
Bio Reference Labs, Inc. *	413	16,185
Biocryst Pharmaceuticals, Inc. *	1,071	6,919
Biodel, Inc. *	697	3,025
BioForm Medical, Inc. *	1,897	6,450
Biogen Idec, Inc. *	7,657	409,650
BioMarin Pharmaceutical, Inc. *	2,803	52,724
BioMimetic Therapeutics, Inc. *	576	6,872
Bio-Rad Laboratories, Inc., Class A *	713	68,776
BioScrip, Inc. *	1,289	10,776
BioSpecifics Technologies Corp. *	189	5,547
Biotime, Inc. * (a)	1,179	4,964
Blue Nile, Inc. *	391	24,762
Blyth, Inc.	267	9,003
Boston Beer Company, Inc. *	429	19,991
Boston Scientific Corp. *	40,219	361,971
Bovie Medical Corp. * (a)	621	4,850
Bowne & Company, Inc.	864	5,772
Bridgepoint Education, Inc. *	1,463	21,974
Bristol-Myers Squibb Company (a)	52,562	1,327,191
Brookdale Senior Living, Inc. *	3,227	58,699
Brown Forman Corp., Class B	3,977	213,048
Bruker BioSciences Corp. *	4,346	52,413
Bunge, Ltd. (a)	3,517	224,490
C.R. Bard, Inc.	2,558	199,268
Cadence Pharmaceuticals, Inc. * (a)	1,445	13,973
Cadiz, Inc. *	559	6,691
Calavo Growers, Inc.	469	7,973
Caliper Life Sciences, Inc. *	2,454	6,307
Cal-Maine Foods, Inc.	676	23,038
Cambrex Corp. *	1,156	6,450
Campbell Soup Company	9,279	313,630
Cantel Medical Corp. *	469	9,464
Capella Education Company *	423	31,852
Capital Senior Living Corp. *	1,094	5,492
Caraco Pharmaceutical Labs *	1,183	7,145
Cardinal Health, Inc.	9,545	307,731
CardioNet, Inc. *	627	3,724
Cardiovascular Systems, Inc. *	482	2,212
Cardtronics, Inc. *	1,198	13,262
Career Education Corp. * (a)	2,227	51,911
CareFusion Corp. *	4,772	119,348
Catalyst Health Solutions, Inc. *	1,207	44,019
CBIZ, Inc. *	1,776	13,675
CDI Corp.	579	7,498
Celera Corp. *	2,361	16,315
Celgene Corp. *	12,205	679,574
Cell Therapeutics, Inc. * (a)	15,805	18,018
Cel-Sci Corp. *	5,736	5,162
Centene Corp. *	1,186	25,108
Cenveo, Inc. *	1,729	15,129
Cephalon, Inc. * (a)	1,996	124,570
Cepheid, Inc. *	1,673	20,879
Charles River Laboratories International, Inc. *	1,787	60,204
Chattem, Inc. *	511	47,676
Chelsea Therapeutics International, Inc. *	1,239	3,345
Chemed Corp.	609	29,214
Chiquita Brands International, Inc. * (a)	1,268	22,875
Church & Dwight, Inc.	1,816	109,777
Clarient, Inc. *	2,206	5,846
Clinical Data, Inc. * (a)	686	12,526
Clorox Company	3,680	224,480
Coca-Cola Bottling Company	267	14,423
Coca-Cola Enterprises, Inc.	12,935	274,222
Coinstar, Inc. *	784	21,780
Colgate-Palmolive Company	13,213	1,085,448
Community Health Systems, Inc. * (a)	2,527	89,961
ConAgra Foods, Inc.	11,725	270,261
Conceptus, Inc. *	873	16,377
CONMED Corp. *	843	19,220
Consolidated Graphics, Inc. *	338	11,837
Constellation Brands, Inc., Class A *	5,928	94,433

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Continucare Corp. *	2,330	$10,182
Convergys Corp. *	3,222	34,637
Corinthian Colleges, Inc. * (a)	2,297	31,630
Corn Products International, Inc.	1,989	58,138
Cornell Corrections, Inc. *	435	9,875
Cornerstone Therapeutics, Inc. *	733	4,471
Corporate Executive Board Company	955	21,793
Corrections Corp. of America *	3,031	74,411
CorVel Corp. *	397	13,315
CoStar Group, Inc. *	555	23,182
Covance, Inc. *	1,763	96,207
Coventry Health Care, Inc. *	4,086	99,249
CRA International, Inc. *	339	9,034
Cross Country Healthcare, Inc. *	961	9,524
Cryolife, Inc. *	905	5,810
CSS Industries, Inc.	321	6,240
Cubist Pharmaceuticals, Inc. *	1,585	30,067
Cumberland Pharmaceuticals, Inc. *	514	6,985
Curis, Inc. *	2,596	8,437
Cutera, Inc. *	480	4,085
Cyberonics, Inc. *	793	16,209
Cynosure, Inc. *	415	4,768
Cypress Biosciences, Inc. *	1,095	6,307
Cytokinetics, Inc. *	1,783	5,189
Cytori Therapeutics, Inc. * (a)	1,170	7,137
CytRx Corp. *	3,286	3,680
DaVita, Inc. *	2,784	163,532
Dean Foods Company *	4,831	87,151
Del Monte Foods Company	5,208	59,059
Delcath Systems, Inc. *	997	5,125
Deluxe Corp.	1,347	19,922
Dendreon Corp. * (a)	3,090	81,205
DENTSPLY International, Inc.	3,898	137,093
DepoMed, Inc. *	1,695	5,678
DeVry, Inc.	1,854	105,177
DexCom, Inc. *	1,357	10,965
Diamond Foods, Inc.	447	15,886
Diamond Management & Technology Consultants, Inc.	983	7,245
Diedrich Coffee, Inc. *	152	5,297
Discovery Laboratories, Inc. * (a)	4,858	3,053
Dollar Financial Corp. *	682	16,136
Dollar Thrifty Automotive Group, Inc. *	600	15,366
Dr. Pepper Snapple Group, Inc. *	6,750	191,025
Drugstore.com, Inc. *	3,397	10,497
Durect Corp. *	2,460	6,076
Dyax Corp. *	2,078	7,044
DynCorp International, Inc. *	1,730	24,826
Edwards Lifesciences Corp. *	1,476	128,191
Electro Rent Corp.	723	8,343
Electro-Optical Sciences, Inc. *	623	6,454
Eli Lilly & Company	30,488	1,088,726
Elizabeth Arden, Inc. *	957	13,819
Emergency Medical Services Corp., Class A *	481	26,046
Emergent Biosolutions, Inc. *	819	11,130
Emeritus Corp. * (a)	1,121	21,019
Endo Pharmaceutical Holdings, Inc. *	3,063	62,822
Endologix, Inc. *	1,596	8,427
Ennis Business Forms, Inc.	783	13,147
Enzo Biochem, Inc. *	1,224	6,585
Enzon Pharmaceuticals, Inc. * (a)	1,414	14,889
Equifax, Inc.	3,299	101,906
Estee Lauder Companies, Inc., Class A	5,225	252,681
Euronet Worldwide, Inc. *	1,367	30,006
EV3, Inc. *	3,120	41,621
Exact Sciences Corp. *	1,107	3,753
Exactech, Inc. *	444	7,686
Exelixis, Inc. *	3,023	22,280
Exlservice Holdings, Inc. *	874	15,872
Exponent, Inc. *	387	10,774
Express Scripts, Inc. *	7,338	634,370
Facet Biotech Corp. *	704	12,376
Farmer Brothers Company	481	9,495
Five Star Quality Care, Inc. *	1,299	4,508
Flowers Foods, Inc.	2,460	58,450
Forest Laboratories, Inc. *	7,971	255,949
Forrester Research, Inc. *	672	17,438
Fortune Brands, Inc.	3,990	172,368
Fresh Del Monte Produce, Inc. *	1,688	37,305
FTI Consulting, Inc. *	1,378	64,986
Gaiam, Inc., Class A *	868	6,675
Gartner Group, Inc., Class A *	2,530	45,641
General Mills, Inc.	8,636	611,515
Genomic Health, Inc. *	792	15,492
Genoptix, Inc. *	469	16,664
Genpact, Ltd. *	5,702	84,960
Gen-Probe, Inc. *	1,340	57,486
Gentiva Health Services, Inc. *	803	21,689
Genzyme Corp. *	7,187	352,235
Geron Corp. * (a)	2,416	13,409
Gilead Sciences, Inc. *	24,024	1,039,759
Global Cash Access, Inc. *	2,039	15,272
Global Payments, Inc.	2,117	114,022
Grand Canyon Education, Inc. *	1,227	23,325
Great Lakes Dredge & Dock Company	1,642	10,640
Green Mountain Coffee Roasters, Inc. * (a)	1,150	93,691
Griffin Land & Nurseries, Inc.	159	4,632
GTx, Inc. * (a)	1,065	4,473
H & R Block, Inc.	8,864	200,504
H&E Equipment Services, Inc. *	1,032	10,826
H.J. Heinz Company	8,354	357,217
Haemonetics Corp. *	687	37,888
Hain Celestial Group, Inc. *	1,177	20,021
Halozyme Therapeutics, Inc. *	2,574	15,109
Hanger Orthopedic Group, Inc. *	873	12,074
Hansen Medical, Inc. *	929	2,815
Hansen Natural Corp. *	2,395	91,968
Harvard Bioscience, Inc. *	1,347	4,809
Health Management Associates, Inc., Class A *	6,719	48,847
Health Net, Inc. *	2,862	66,656
Health Tronics, Inc. *	2,195	5,795
Healthcare Services Group, Inc.	1,125	24,143

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Healthsouth Corp. *	2,493	$46,794
Healthspring, Inc. *	1,637	28,828
Healthways, Inc. *	1,022	18,743
Heartland Payment Systems, Inc.	1,118	14,679
Heidrick & Struggles International, Inc.	459	14,339
Helen of Troy, Ltd. *	821	20,082
Helicos BioSciences Corp. * (a)	2,056	2,118
Hemispherx Biopharma, Inc. *	3,124	1,749
Henry Schein, Inc. *	2,343	123,242
Herbalife, Ltd.	1,640	66,535
Hershey Company	4,407	157,727
Hertz Global Holdings, Inc. *	10,913	130,083
Hewitt Associates, Inc., Class A *	2,439	103,072
Hill International, Inc. *	1,334	8,324
Hillenbrand, Inc.	1,728	32,556
Hill-Rom Holdings, Inc.	1,725	41,383
Hi-Tech Pharmacal Company, Inc. *	348	9,761
HMS Holdings Corp. *	682	33,207
Hologic, Inc. *	6,836	99,122
Home Diagnostics, Inc. *	666	4,063
Hormel Foods Corp.	3,509	134,921
Hospira, Inc. *	4,241	216,291
HQ Sustainable Maritime Industries, Inc. *	401	2,823
Hudson Highland Group, Inc. *	1,157	5,484
Human Genome Sciences, Inc. *	4,336	132,682
Humana, Inc. *	4,561	200,182
Huron Consulting Group, Inc. *	570	13,133
ICF International, Inc. *	401	10,747
ICT Group, Inc. *	521	8,508
ICU Medical, Inc. *	416	15,159
Idenix Pharmaceuticals, Inc. *	1,781	3,829
Idera Pharmaceuticals, Inc. *	778	4,022
IDEXX Laboratories, Inc. * (a)	1,537	82,137
Illumina, Inc. * (a)	3,330	102,065
Immucor, Inc. *	1,906	38,577
Immunogen, Inc. *	1,426	11,208
Immunomedics, Inc. *	2,124	6,818
Imperial Sugar Company	441	7,691
Incyte Corp. *	2,830	25,781
Indevus Pharmaceuticals, Inc. *	2,544	2,798
Infinity Pharmaceuticals, Inc. *	769	4,752
Ingles Markets, Inc.	723	10,939
Inovio Biomedical Corp. *	3,243	3,697
Insmed, Inc. *	4,240	3,265
Inspire Pharmaceuticals, Inc. *	2,363	13,044
Insulet Corp. *	889	12,695
Integra LifeSciences Holdings Corp. *	789	29,019
Interactive Data Corp.	2,378	60,163
Intermediate Parfums, Inc.	980	11,927
Intermune, Inc. *	1,228	16,013
Internet Brands, Inc., Class A *	1,229	9,623
Intuitive Surgical, Inc. * (a)	1,008	305,747
Invacare Corp.	935	23,319
Inverness Medical Innovations, Inc. *	2,152	89,330
IPC The Hospitalist Company *	448	14,896
IRIS International, Inc. *	544	6,724
Iron Mountain, Inc. *	5,373	122,289
Isis Pharmaceuticals, Inc. *	2,645	29,360
Ista Pharmaceuticals, Inc. *	1,316	6,001
ITT Educational Services, Inc. *	989	94,904
J & J Snack Foods Corp.	507	20,260
J.M. Smucker Company	3,143	194,080
Jackson Hewitt Tax Service, Inc. *	906	3,986
Jarden Corp.	2,337	72,237
Javelin Pharmaceuticals, Inc. *	1,955	2,542
Jazz Pharmaceuticals, Inc. *	952	7,502
John B. Sanfilippo & Son, Inc. *	553	8,605
Johnson & Johnson	73,175	4,713,202
K12, Inc. *	824	16,702
Kellogg Company	10,150	539,980
Kelly Services, Inc., Class A *	1,022	12,192
Kendle International, Inc. *	418	7,654
Kenexa Corp. *	756	9,866
Kensey Nash Corp. *	366	9,333
Kforce, Inc. *	1,103	13,788
Kid Brands, Inc. *	879	3,850
Kimberly-Clark Corp.	10,974	699,154
Kindred Healthcare, Inc. *	1,082	19,974
Kinetic Concepts, Inc. * (a)	1,887	71,046
King Pharmaceuticals, Inc. *	6,635	81,411
Korn/Ferry International *	1,276	21,054
Kraft Foods, Inc., Class A	39,215	1,065,864
K-V Pharmaceutical Company, Class A * (a)	1,702	6,246
Laboratory Corp. of America Holdings *	2,891	216,362
Lance, Inc.	887	23,328
Landauer, Inc.	260	15,964
Lannett Company, Inc. *	733	4,332
LCA-Vision, Inc. *	680	3,482
Learning Tree International, Inc. *	517	6,173
Lender Processing Services, Inc.	2,504	101,813
Lexicon Genetics, Inc. *	4,817	8,189
LHC Group, Inc. *	505	16,973
Life Technologies Corp. *	4,665	243,653
LifePoint Hospitals, Inc. * (a)	1,483	48,212
Lifeway Foods, Inc. *	557	6,617
Ligand Pharmaceuticals, Inc., Class B *	3,289	7,137
Lincare Holdings, Inc. *	1,813	67,299
Lincoln Educational Services Corp. *	724	15,689
Live Nation, Inc. *	2,357	20,058
Lorillard, Inc.	4,355	349,402
Luminex Corp. *	1,175	17,543
M & F Worldwide Corp. *	562	22,199
Mac-Gray Corp. *	473	4,872
Macquarie Infrastructure Company LLC *	1,369	16,811
Magellan Health Services, Inc. *	945	38,490
MAKO Surgical Corp. *	870	9,657
Mannatech, Inc.	1,004	3,132
Mannkind Corp. * (a)	2,976	26,070
Manpower, Inc.	2,067	112,817
MAP Pharmaceuticals, Inc. *	618	5,890
Martek Biosciences Corp. *	947	17,936
Masimo Corp. *	1,554	47,273

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
MAXIMUS, Inc.	456	$22,800
Maxygen, Inc. *	1,062	6,468
McCormick & Company, Inc.	3,182	114,966
McGrath Rentcorp	676	15,115
McKesson Corp.	7,047	440,438
Mead Johnson Nutrition Company	5,432	237,378
MedCath Corp. *	602	4,762
Medco Health Solutions, Inc. *	11,632	743,401
Medical Action, Inc. *	530	8,512
Medicines Company *	1,488	12,410
Medicis Pharmaceutical Corp., Class A	1,569	42,441
Medifast, Inc. *	439	13,425
Medivation, Inc. *	941	35,429
MEDNAX, Inc. *	1,268	76,219
MedQuist, Inc.	1,127	7,540
Medtox Scientific, Inc. *	380	2,945
Medtronic, Inc.	29,396	1,292,836
Merck & Company, Inc. *	55,992	2,045,948
Merge Healthcare, Inc. *	1,602	5,383
Meridian Bioscience, Inc.	1,134	24,438
Merit Medical Systems, Inc. *	803	15,490
Micromet, Inc. * (a)	1,966	13,094
Microvision, Inc. * (a)	2,370	7,513
Micrus Endovascular Corp. *	581	8,721
Midas, Inc. *	483	4,081
MiddleBrook Pharmaceuticals, Inc. *	3,246	1,655
Millipore Corp. *	1,462	105,776
Molecular Insight Pharmaceuticals, Inc. *	866	1,949
Molina Healthcare, Inc. *	765	17,496
Molson Coors Brewing Company, Class B	4,181	188,814
Momenta Pharmaceuticals, Inc. *	1,112	14,022
Monro Muffler Brake, Inc.	527	17,623
Monster Worldwide, Inc. *	3,408	59,299
Moody’s Corp. (a)	6,286	168,465
Morningstar, Inc. *	1,262	61,005
MPS Group, Inc. *	2,535	34,831
Multi-Color Corp.	402	4,908
Mylan, Inc. * (a)	8,111	149,486
Myriad Genetics, Inc. *	2,549	66,529
Myriad Pharmaceuticals, Inc. *	637	3,204
Nabi Biopharmaceuticals *	1,647	8,070
Nanosphere, Inc. *	723	4,656
Nash Finch Company	373	13,835
National Beverage Corp. *	1,298	17,990
National Healthcare Corp.	367	13,252
National Research Corp.	209	4,326
Natus Medical, Inc. *	818	12,098
Navigant Consulting Company *	1,367	20,314
NBTY, Inc. *	1,636	71,231
Nektar Therapeutics *	2,635	24,558
Neogen Corp. *	640	15,110
Netflix, Inc. *	1,513	83,427
Neurocrine Biosciences, Inc. *	1,377	3,745
NeurogesX, Inc. * (a)	549	4,233
Nighthawk Radiology Holdings, Inc. *	992	4,494
Nobel Learning Communities, Inc. *	372	2,823
NovaMed, Inc. * (a)	909	3,527
Novavax, Inc. * (a)	2,526	6,719
NPS Pharmaceuticals, Inc. *	1,558	5,297
Nutraceutical International Corp. *	486	6,012
NutriSystem, Inc. (a)	796	24,811
Nuvasive, Inc. *	994	31,788
NxStage Medical, Inc. *	1,575	13,151
Obagi Medical Products, Inc. *	733	8,796
Odyssey Healthcare, Inc. *	940	14,645
Odyssey Marine Exploration, Inc. *	1,632	2,301
Oil-Dri Corp of America	330	5,115
Omega Protein Corp. *	838	3,654
Omnicare, Inc.	3,219	77,835
On Assignment, Inc. *	1,155	8,258
OncoGenex Pharmaceutical, Inc. * (a)	172	3,832
Onyx Pharmaceuticals, Inc. *	1,666	48,880
Opko Health, Inc. *	7,123	13,035
Optimer Pharmaceuticals, Inc. *	810	9,137
OraSure Technologies, Inc. *	1,614	8,199
Orexigen Therapeutics, Inc. * (a)	1,351	10,051
Orthofix International NV *	515	15,950
Orthovita, Inc. *	2,292	8,045
OSI Pharmaceuticals, Inc. *	1,578	48,965
Osiris Therapeutics, Inc. *	916	6,540
Overstock.com, Inc. *	678	9,194
Pain Therapeutics, Inc. *	1,329	7,123
Palomar Medical Technologies, Inc. *	607	6,119
Par Pharmaceutical Companies, Inc. *	976	26,411
Parexel International Corp. *	1,601	22,574
Patterson Companies, Inc. *	3,230	90,375
Paychex, Inc.	9,541	292,336
PDL BioPharma, Inc. (a)	3,172	21,760
Peets Coffee & Tea, Inc. * (a)	412	13,732
Pepsi Bottling Group, Inc.	5,690	213,375
PepsiAmericas, Inc.	3,246	94,978
PepsiCo, Inc.	41,389	2,516,451
Perrigo Company	2,468	98,325
PetMed Express, Inc. (a)	647	11,407
Pfizer, Inc.	214,141	3,895,225
Pharmaceutical Product Development, Inc.	3,250	76,180
Pharmasset, Inc. *	853	17,657
PharmAthene, Inc. *	1,093	2,142
PharMerica Corp. *	873	13,863
PHH Corp. *	1,467	23,633
Philip Morris International, Inc.	51,395	2,476,725
Poniard Pharmaceuticals, Inc. * (a)	1,067	1,953
POZEN, Inc. *	921	5,517
Pre-Paid Legal Services, Inc. *	284	11,667
Prestige Brands Holdings, Inc. *	1,458	11,460
PRG-Schultz International, Inc. *	841	4,970
Princeton Review, Inc. *	1,213	4,925
Procter & Gamble Company	77,528	4,700,523
Progenics Pharmaceuticals, Inc. *	935	4,151
Providence Service Corp. *	400	6,320
PSS World Medical, Inc. *	1,579	35,638
Psychiatric Solutions, Inc. *	1,551	32,788

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
QC Holdings, Inc.	666	$3,203
Quanta Services, Inc. *	5,247	109,347
Quest Diagnostics, Inc.	4,994	301,538
Questcor Pharmaceuticals, Inc. *	1,776	8,436
Quidel Corp. * (a)	938	12,926
R.R. Donnelley & Sons Company	5,448	121,327
Ralcorp Holdings, Inc. *	1,513	90,341
Regeneron Pharmaceuticals, Inc. *	2,209	53,414
RehabCare Group, Inc. *	517	15,732
Rent-A-Center, Inc. *	1,711	30,319
Repligen Corp. *	1,028	4,225
Res-Care, Inc. *	816	9,139
ResMed, Inc. *	1,986	103,808
Resources Connection, Inc. *	1,266	26,865
Revlon, Inc. *	1,529	26,008
Rewards Network, Inc.	372	4,702
Reynolds American, Inc.	7,688	407,233
Rigel Pharmaceuticals, Inc. *	1,052	10,005
Robert Half International, Inc. (a)	3,999	106,893
Rochester Medical Corp. *	396	4,407
Rockwell Medical Technologies, Inc. *	562	4,322
Rollins, Inc.	2,519	48,566
RSC Holdings, Inc. *	2,886	20,317
RTI Biologics, Inc. *	1,876	7,204
Ruddick Corp.	1,259	32,394
Safeway, Inc.	11,202	238,491
SAIC, Inc. *	5,488	103,943
Salix Pharmaceuticals, Ltd. *	1,345	34,163
Sanderson Farms, Inc.	564	23,778
Sangamo Biosciences, Inc. *	1,269	7,512
Santarus, Inc. *	1,897	8,764
Sara Lee Corp.	18,508	225,427
Savient Pharmaceuticals, Inc. * (a)	1,724	23,464
Schiff Nutrition International, Inc.	920	7,194
SciClone Pharmaceuticals, Inc. *	1,772	4,129
Seaboard Corp.	32	43,168
Seattle Genetics, Inc. *	2,722	27,656
Select Medical Holdings Corp. *	555	5,894
Seneca Foods Corp. *	130	3,103
Senomyx, Inc. *	1,183	4,460
Sequenom, Inc. *	1,676	6,939
Service Corp. International	6,902	56,527
Shutterfly, Inc. *	738	13,144
SIGA Technologies, Inc. *	1,017	5,899
Sirona Dental Systems, Inc. *	1,471	46,690
Skilled Healthcare Group, Inc. *	1,119	8,337
Smart Balance, Inc. *	1,817	10,902
Smithfield Foods, Inc. * (a)	3,984	60,517
Somanetics Corp. *	369	6,476
SonoSite, Inc. *	506	11,957
Sotheby’s	1,818	40,869
Spartan Motors, Inc.	933	5,253
Spartan Stores, Inc.	646	9,231
Spectranetics Corp. *	1,276	8,881
Spectrum Pharmaceuticals, Inc. * (a)	1,304	5,790
Spherion Corp. *	1,603	9,009
St. Jude Medical, Inc. *	9,251	340,252
STAAR Surgical Company *	1,275	3,965
Stamps.com, Inc. *	581	5,229
Standard Parking Corp. *	524	8,321
StarTek, Inc. *	575	4,301
Steiner Leisure, Ltd. *	409	16,262
StemCells, Inc. * (a)	3,867	4,872
Stereotaxis, Inc. *	1,375	5,404
STERIS Corp.	1,551	43,381
Stewart Enterprises, Inc., Class A (a)	2,683	13,817
Stonemor Partners LP *	452	8,932
Strayer Education, Inc. (a)	361	76,709
Stryker Corp.	10,557	531,756
Sucampo Pharmaceuticals, Inc. *	1,224	4,945
SuccessFactors, Inc. *	1,586	26,296
Sun Healthcare Group, Inc. *	1,274	11,683
Sunrise Senior Living, Inc. *	1,848	5,951
Supergen, Inc. *	2,016	5,282
SUPERVALU, Inc.	5,719	72,688
SurModics, Inc. *	519	11,761
Symmetry Medical, Inc. *	1,095	8,826
Synovis Life Technologies, Inc. *	364	4,699
Synta Pharmaceuticals Corp. *	1,395	7,059
Sysco Corp.	15,699	438,630
Targacept, Inc. *	710	14,853
Team, Inc. *	565	10,628
Techne Corp.	963	66,023
Teekay Offshore Partners LP *	730	14,563
Tejon Ranch Company *	488	14,259
TeleTech Holdings, Inc. *	1,630	32,649
Tenet Healthcare Corp. *	13,153	70,895
The Advisory Board Company *	502	15,391
The Coca-Cola Company	61,549	3,508,293
The Cooper Companies, Inc.	1,212	46,201
The Ensign Group, Inc.	555	8,530
The Female Health Company *	958	4,531
The Geo Group, Inc. *	1,360	29,757
The Great Atlantic & Pacific Tea Company, Inc. * (a)	1,661	19,583
The Hackett Group, Inc. *	1,412	3,925
The Kroger Company	17,215	353,424
The Scotts Miracle-Gro Company, Class A	1,702	66,906
The Standard Register Company	865	4,412
Theravance, Inc. *	1,722	22,507
Thoratec Corp. *	1,516	40,811
Ticketmaster Entertainment, Inc. *	1,623	19,833
TNS, Inc. *	699	17,957
TomoTherapy, Inc. *	2,050	7,995
Tootsie Roll Industries, Inc. (a)	1,520	41,618
Trans1, Inc. *	793	3,132
Transcend Services, Inc. *	304	6,493
Transcept Pharmaceuticals, Inc. *	454	3,101
TravelCenters of America LLC *	742	3,287
TreeHouse Foods, Inc. *	857	33,303
Triple-S Management Corp. *	927	16,315
TrueBlue, Inc. *	1,228	18,187

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Tupperware Brands Corp.	1,664	$77,492
Tyson Foods, Inc., Class A	10,017	122,909
Unigene Laboratories, Inc. *	3,320	2,390
United Natural Foods, Inc. *	1,186	31,714
United Rentals, Inc. *	1,811	17,766
United Therapeutics Corp. *	1,450	76,343
UnitedHealth Group, Inc.	30,978	944,209
Universal Corp.	687	31,334
Universal Health Services, Inc., Class B	2,496	76,128
Universal Technical Institute, Inc. *	723	14,605
US Physical Therapy, Inc. *	456	7,720
USANA Health Sciences, Inc. *	444	14,164
Utah Medical Products, Inc.	176	5,160
Valassis Communications, Inc. *	1,325	24,195
Valeant Pharmaceuticals International *	2,169	68,953
Vanda Pharmaceuticals, Inc. *	745	8,374
Varian Medical Systems, Inc. *	3,327	155,870
Vascular Solutions, Inc. *	568	4,766
VCA Antech, Inc. *	2,334	58,163
Vector Group, Ltd.	2,006	28,084
Vertex Pharmaceuticals, Inc. *	4,854	207,994
Viad Corp.	594	12,254
Vical, Inc. *	1,699	5,590
Village Super Market, Inc.	374	10,218
ViroPharma, Inc. *	2,188	18,357
Virtual Radiologic Corp. *	584	7,452
Visa, Inc. (a)	22,483	1,966,363
Vital Images, Inc. *	480	6,091
Vivus, Inc. *	2,092	19,225
Volcano Corp. *	1,303	22,646
Volt Information Sciences, Inc. *	717	7,170
Watson Pharmaceuticals, Inc. *	2,807	111,185
Watson Wyatt Worldwide, Inc., Class A	1,108	52,652
WD-40 Company	513	16,601
Weight Watchers International, Inc.	2,050	59,778
Weis Markets, Inc.	679	24,688
WellCare Health Plans, Inc. *	1,172	43,083
WellPoint, Inc. *	12,676	738,884
West Pharmaceutical Services, Inc.	872	34,182
Western Union Company *	18,582	350,271
Whole Foods Market, Inc. * (a)	3,703	101,647
Winn-Dixie Stores, Inc. *	1,505	15,110
Wright Express Corp. *	1,001	31,892
Wright Medical Group, Inc. *	1,085	20,561
XenoPort, Inc. *	786	14,588
Young Innovations, Inc.	301	7,459
Zimmer Holdings, Inc. *	5,674	335,390
Zoll Medical Corp. *	627	16,753
Zymogenetics, Inc. *	2,136	13,649

		73,542,181

Diversified - 0.07%
Harbinger Group, Inc. *	878	6,164
Icahn Enterprises LP *	1,946	77,743
Information Services Group, Inc. *	1,370	4,343
Leucadia National Corp. *	6,507	154,801
Resource America, Inc.	825	3,333

		246,384

Energy - 11.12%
Alliance Holdings GP LP *	1,641	45,045
Alliance Resource Partners LP *	995	43,153
Allis-Chalmers Energy, Inc. *	2,212	8,339
Alon USA Energy, Inc.	1,298	8,878
Alpha Natural Resources, Inc. *	2,662	115,478
Anadarko Petroleum Corp.	13,021	812,771
Apache Corp.	8,885	916,665
Apco Oil and Gas International, Inc.	826	18,255
Approach Resources, Inc. *	861	6,647
Arch Coal, Inc.	4,376	97,366
Arena Resources, Inc. *	1,044	45,017
Ascent Solar Technologies, Inc. *	683	3,620
Atlas Energy, Inc. *	2,110	63,659
Atlas Pipeline Holdings LP *	1,421	9,634
Atlas Pipeline Partners LP *	1,466	14,381
ATP Oil & Gas Corp. * (a)	1,256	22,960
Atwood Oceanics, Inc. *	1,684	60,371
Baker Hughes, Inc.	7,742	313,396
Basic Energy Services, Inc. *	1,218	10,840
Berry Petroleum Company, Class A	1,225	35,709
Bill Barrett Corp. *	1,236	38,452
BJ Services Company	7,724	143,666
Boardwalk Pipeline Partners LP	4,296	129,009
Bolt Technology Corp. *	314	3,460
Boots & Coots, Inc. *	2,562	4,227
BP Prudhoe Bay Royalty Trust	469	38,833
BPZ Energy, Inc. * (a)	3,197	30,372
BreitBurn Energy Partners LP *	1,480	15,673
Brigham Exploration Company *	2,346	31,788
Bronco Drilling Company, Inc. *	927	4,700
Buckeye GP Holdings LP *	785	22,482
Buckeye Partners LP *	1,308	71,221
Cabot Oil & Gas Corp.	2,748	119,785
Cal Dive International, Inc. *	2,508	18,960
Calumet Specialty Products Partners LP *	688	12,611
Cameron International Corp. *	6,432	268,858
Carbo Ceramics, Inc.	607	41,379
Carrizo Oil & Gas, Inc. *	895	23,709
Cheniere Energy Partners LP *	4,415	56,954
Cheniere Energy, Inc. * (a)	1,624	3,930
Chesapeake Energy Corp.	17,071	441,797
Chevron Corp.	53,224	4,097,716
Cimarex Energy Company	2,238	118,547
Clayton Williams Energy, Inc. *	357	12,509
Clean Energy Fuels Corp. * (a)	1,684	25,950
CNX Gas Corp. *	3,981	117,519
Complete Production Services, Inc. *	2,264	29,432
Comstock Resources, Inc. *	1,261	51,159
Comverge, Inc. *	665	7,475
Concho Resources, Inc. *	2,248	100,935
ConocoPhillips Company	39,403	2,012,311
CONSOL Energy, Inc.	4,814	239,737
Contango Oil & Gas Company *	460	21,625

The accompanying notes are an integral part of the financial statements.

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Continental Resources, Inc. *	4,507	$193,305
Copano Energy LLC	1,583	37,850
Covanta Holding Corp. *	4,133	74,766
CREDO Petroleum Corp. *	422	3,925
Cross Timbers Royalty Trust	242	8,160
Crosstex Energy LP *	1,819	15,643
Crosstex Energy, Inc. (a)	1,640	9,922
CVR Energy, Inc. *	2,329	15,977
Dawson Geophysical Company *	276	6,378
DCP Midstream Partners LP *	811	23,981
Delek US Holdings, Inc.	1,516	10,324
Delta Petroleum Corp. * (a)	7,769	8,080
Denbury Resources, Inc. *	6,654	98,479
Devon Energy Corp.	11,776	865,536
Diamond Offshore Drilling, Inc. (a)	3,655	359,725
Dorchester Minerals LP *	835	17,769
Dresser-Rand Group, Inc. *	2,119	66,982
Dril-Quip, Inc. *	1,004	56,706
Duncan Energy Partners LP *	1,577	37,454
Eagle Rock Energy Partners LP *	2,032	11,765
El Paso Corp.	18,720	184,018
Enbridge Energy Management LLC *	462	24,541
Enbridge Energy Partners LP *	2,001	107,434
Encore Aquisition Company *	1,474	70,781
Encore Energy Partners LP *	1,289	25,548
Endeavour International Corp. *	4,045	4,369
Energy Transfer Equity LP *	5,901	180,453
Energy Transfer Partners LP *	4,453	200,251
ENSCO International PLC, SADR *	3,750	149,775
Enterprise GP Holdings LP *	3,680	143,410
Enterprise Products Partners LP *	15,624	490,750
EOG Resources, Inc.	6,691	651,034
EQT Corp.	3,449	151,480
EV Energy Partner LP *	480	14,510
Evergreen Solar, Inc. * (a)	6,073	9,170
EXCO Resources, Inc.	5,723	121,499
Exterran Holdings, Inc. * (a)	1,760	37,752
Exterran Partners LP *	655	14,705
Exxon Mobil Corp.	127,603	8,701,249
First Solar, Inc. * (a)	2,254	305,192
FMC Technologies, Inc. *	3,226	186,592
Forest Oil Corp. *	3,122	69,465
Frontier Oil Corp.	2,845	34,254
Fuelcell Energy, Inc. *	2,114	7,949
FX Energy, Inc. *	1,531	4,363
Gastar Exploration, Ltd. *	1,774	8,497
Genesis Energy LP *	1,132	21,395
Geokinetics, Inc. *	320	3,078
Georesources, Inc. *	522	7,131
Global Industries, Ltd. *	3,008	21,447
GMX Resources, Inc. *	635	8,725
Goodrich Petroleum Corp. *	1,032	25,129
Green Plains Renewable Energy, Inc. *	861	12,803
GT Solar International, Inc. * (a)	3,958	22,007
Gulf Islands Fabrication, Inc.	492	10,347
Gulfport Energy Corp. *	1,385	15,858
Halliburton Company	23,912	719,512
Harvest Natural Resources, Inc. *	1,360	7,194
Headwaters, Inc. *	1,293	8,430
Helix Energy Solutions Group, Inc. *	2,831	33,264
Helmerich & Payne, Inc.	2,779	110,827
Hercules Offshore, Inc. *	2,946	14,082
Hess Corp.	8,690	525,745
Holly Corp.	1,347	34,524
Holly Energy Partners LP *	307	12,231
Hornbeck Offshore Services, Inc. *	736	17,134
Hugoton Royalty Trust, SBI	1,174	18,878
International Coal Group, Inc. * (a)	4,341	16,756
ION Geophysical Corp. *	3,090	18,293
James River Coal Company *	776	14,379
Key Energy Services, Inc. *	3,465	30,457
Kinder Morgan Energy Partners LP *	5,220	318,316
Kinder Morgan Management LLC *	2,198	120,099
Kodiak Oil & Gas Corp. *	3,713	8,243
Legacy Reserves LP *	925	18,195
Linn Energy LLC	3,123	87,069
Lufkin Industries, Inc.	396	28,987
Magellan Midstream Partners LP *	1,671	72,404
Marathon Oil Corp.	18,736	584,938
Mariner Energy, Inc. *	2,855	33,147
Markwest Energy Partners LP *	1,799	52,657
Massey Energy Company	2,311	97,085
Matrix Service Company *	756	8,051
McMoran Exploration Company *	2,552	20,467
Murphy Oil Corp.	5,047	273,547
Nabors Industries, Ltd. *	7,524	164,700
National Fuel Gas Company	2,074	103,700
National Oilwell Varco, Inc.	11,092	489,046
Natural Gas Services Group, Inc. *	399	7,521
Natural Resource Partners LP	1,896	45,959
Newfield Exploration Company *	3,499	168,757
Newpark Resources, Inc. *	2,634	11,142
Noble Energy, Inc.	4,572	325,618
Northern Oil And Gas, Inc. *	1,097	12,988
NuStar Energy LP *	1,402	78,638
NuStar GP Holdings LLC	1,152	31,012
Occidental Petroleum Corp.	21,500	1,749,025
Oceaneering International, Inc. *	1,423	83,274
Oil States International, Inc. *	1,299	51,038
ONEOK Partners LP *	2,384	148,523
Panhandle Oil and Gas, Inc.	298	7,718
Parker Drilling Company *	3,343	16,548
Patriot Coal Corp. *	2,524	39,021
Patterson-UTI Energy, Inc.	4,093	62,828
Peabody Energy Corp.	7,138	322,709
Penn Virginia Corp.	1,291	27,485
Penn Virginia GP Holdings LP *	1,104	18,415
Penn Virginia Resource Partners LP	1,476	31,823
PetroHawk Energy Corp. *	8,051	193,144
Petroleum Development Corp. *	477	8,686
Petroquest Energy, Inc. *	1,638	10,041
Pioneer Drilling Company *	1,558	12,308

The accompanying notes are an integral part of the financial statements.

110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Pioneer Natural Resources Company	3,069	$147,834
Pioneer Southwest Energy Partners LP *	782	17,556
Plains All American Pipeline LP *	3,541	187,142
Plains Exploration & Production Company *	3,693	102,148
Pride International, Inc. *	4,565	145,669
Questar Corp.	4,598	191,139
Quicksilver Resources, Inc. * (a)	4,608	69,166
Range Resources Corp.	4,183	208,523
Regency Energy Partners LP *	2,208	46,258
Rex Energy Corp. *	1,131	13,572
Rosetta Resources, Inc. *	1,558	31,051
Rowan Companies, Inc. *	2,990	67,694
RPC, Inc. (a)	2,757	28,673
SandRidge Energy, Inc. *	5,142	48,489
Schlumberger, Ltd.	31,801	2,069,927
SEACOR Holdings, Inc. *	481	36,676
Smith International, Inc. (a)	5,876	159,651
Southern Union Company	3,266	74,138
Southwestern Energy Company *	9,150	441,030
Spectra Energy Corp.	17,118	351,090
Spectra Energy Partners LP *	2,097	62,008
St. Mary Land & Exploration Company	1,671	57,215
Stone Energy Corp. * (a)	1,304	23,537
SulphCo, Inc. * (a)	3,010	2,017
Sunoco Logistics Partners LP	756	50,569
Sunoco, Inc.	3,112	81,223
Superior Energy Services, Inc. *	2,072	50,329
Superior Well Services, Inc. *	805	11,479
Swift Energy Company *	1,049	25,134
Syntroleum Corp. *	1,920	5,107
T-3 Energy Services, Inc. *	409	10,430
Targa Resources Partners LP *	1,386	33,694
TC Pipelines LP *	1,080	39,787
Tesco Corp. *	186	2,401
Tesoro Corp. (a)	3,752	50,840
TETRA Technologies, Inc. *	2,103	23,301
Tidewater, Inc.	1,298	62,239
Toreador Resources Corp. * (a)	720	7,128
TransMontaigne Partners LP *	344	9,460
Trico Marine Services, Inc. *	694	3,151
Ultra Petroleum Corp. *	4,044	201,634
Union Drilling, Inc. *	846	5,288
Unit Corp. *	1,257	53,423
VAALCO Energy, Inc. *	1,623	7,385
Valero Energy Corp.	14,975	250,831
Venoco, Inc. *	1,487	19,390
W&T Offshore, Inc.	2,221	25,986
Walter Energy, Inc.	1,410	106,187
Warren Resources, Inc. *	2,569	6,294
Western Gas Partners LP *	812	15,826
Western Refining, Inc. * (a)	2,496	11,756
Westmoreland Coal Company *	363	3,234
Whiting Petroleum Corp. *	1,362	97,315
Williams Companies, Inc.	15,504	326,824
Williams Partners LP	1,429	43,827
Williams Pipeline Partners LP *	925	21,969
XTO Energy, Inc.	15,416	717,306
Zion Oil & Gas Inc * (a)	377	2,696

		39,470,877

Financial - 15.73%
1st Source Corp.	701	11,279
Abington Bancorp, Inc.	810	5,581
Acadia Realty Trust, REIT	1,128	19,029
Aetna, Inc.	11,678	370,193
Affiliated Managers Group, Inc. *	1,115	75,095
AFLAC, Inc.	12,439	575,304
Agree Realty Corp., REIT	265	6,172
Alexander’s, Inc., REIT *	137	41,706
Alexandria Real Estate Equities, Inc., REIT	1,074	69,047
Alleghany Corp. *	242	66,792
Alliance Financial Corp.	246	6,679
AllianceBernstein Holding LP *	2,470	69,407
Allied World Assurance Holdings, Ltd.	1,241	57,173
Allstate Corp.	14,263	428,461
Altisource Portfolio Solutions SA *	322	6,759
AMB Property Corp., REIT	3,941	100,693
Ambac Financial Group, Inc. * (a)	8,397	6,970
American Campus Communities, Inc., REIT	1,417	39,818
American Capital Agency Corp., REIT	476	12,633
American Equity Investment Life Holding Company	1,598	11,889
American Express Company	31,596	1,280,270
American Financial Group, Inc.	3,017	75,274
American International Group, Inc. * (a)	3,588	107,568
American National Bankshares, Inc.	300	6,570
American National Insurance Company	685	81,816
American Physicians Capital, Inc.	352	10,673
American Physicians Service Group, Inc.	288	6,644
American Realty Investors, Inc. *	479	5,868
American Safety Insurance Holdings, Ltd. *	371	5,361
AmeriCredit Corp. *	3,524	67,097
Ameriprise Financial, Inc.	6,764	262,578
Ameris Bancorp (a)	517	3,701
Amerisafe, Inc. *	527	9,470
Ames National Corp.	314	6,629
Ampal American Israel Corp. *	1,959	5,289
Amtrust Financial Services, Inc.	1,690	19,976
Annaly Capital Management, Inc., REIT	14,284	247,827
Anworth Mortgage Asset Corp., REIT	2,647	18,529
Aon Corp.	7,222	276,891
Apartment Investment & Management Company, Class A, REIT	3,271	52,074
Arch Capital Group, Ltd. *	1,549	110,831
Argo Group International Holdings, Ltd. *	860	25,060
Arrow Financial Corp.	325	8,125
Arthur J. Gallagher & Company	2,667	60,034
Ashford Hospitality Trust, Inc., REIT * (a)	2,892	13,419
Aspen Insurance Holdings, Ltd.	2,184	55,583
Asset Acceptance Capital Corp. *	1,013	6,868
Associated Banc Corp.	3,499	38,524
Associated Estates Realty Corp., REIT	753	8,486
Assurant, Inc.	3,109	91,653

The accompanying notes are an integral part of the financial statements.

111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Assured Guaranty, Ltd. (a)	4,192	$91,218
Asta Funding, Inc.	581	4,119
Astoria Financial Corp.	2,714	33,735
Avalon Bay Communities, Inc., REIT	2,126	174,566
Avatar Holdings, Inc. *	286	4,865
Axis Capital Holdings, Ltd.	3,721	105,714
Baldwin & Lyons, Inc., Class B	486	11,960
BancFirst Corp.	440	16,298
Bancorp Rhode Island, Inc.	246	6,317
Bancorp, Inc. *	675	4,630
BancorpSouth, Inc. (a)	2,211	51,870
Bank Mutual Corp.	1,455	10,069
Bank of America Corp.	229,826	3,461,180
Bank of Hawaii Corp.	1,228	57,790
Bank of Kentucky Financial Corp.	182	3,418
Bank of Marin Bancorp	240	7,814
Bank of New York Mellon Corp.	31,998	894,984
Bank of the Ozarks, Inc.	487	14,254
BankFinancial Corp.	740	7,326
BB&T Corp. (a)	18,153	460,542
Beneficial Mutual Bancorp, Inc. *	2,344	23,065
Berkshire Hathaway, Inc., Class A *	28	2,777,600
Berkshire Hill Bancorp, Inc.	362	7,486
BGC Partners, Inc.	2,617	12,091
BioMed Realty Trust, Inc., REIT	2,716	42,858
BlackRock, Inc., Class A	1,352	313,934
BOK Financial Corp.	1,776	84,396
Boston Private Financial Holdings, Inc.	1,998	11,528
Boston Properties, Inc., REIT	3,687	247,287
Brandywine Realty Trust, REIT	3,537	40,322
BRE Properties, Inc., Class A, REIT	1,409	46,610
Bridge Bancorp, Inc.	267	6,419
Broadpoint Gleacher Securities, Inc. * (a)	3,239	14,446
Broadridge Financial Solutions, Inc.	3,631	81,915
Brookfield Properties Corp. REIT (a)	13,313	161,354
Brookline Bancorp, Inc.	1,751	17,352
Brooklyn Federal Bancorp, Inc.	514	5,161
Brown & Brown, Inc.	3,668	65,914
Bryn Mawr Bank Corp.	315	4,753
Calamos Asset Management, Inc.	637	7,345
California First National Bancorp	339	4,427
Camden National Corp.	254	8,306
Camden Property Trust, REIT	1,712	72,537
Cape Bancorp, Inc. *	865	5,813
Capital Bank Corp.	942	3,627
Capital City Bank Group, Inc.	552	7,640
Capital Lease Funding, Inc., REIT	1,785	7,818
Capital One Financial Corp.	12,106	464,144
CapitalSource, Inc.	8,943	35,504
Capitol Federal Financial	1,979	62,259
Capstead Mortage Corp., REIT	1,589	21,690
Cardinal Financial Corp.	896	7,831
Care Investment Trust, Inc., REIT	776	6,037
Cass Information Systems, Inc.	265	8,056
Cathay General Bancorp (a)	1,403	10,593
CB Richard Ellis Group, Inc. *	7,677	104,177
CBL & Associates Properties, Inc., REIT	3,784	36,591
Cedar Shopping Centers, Inc., REIT	1,602	10,894
Center Bancorp, Inc.	724	6,458
Centerstate Banks of Florida, Inc.	799	8,062
Century Bancorp, Inc.	263	5,794
Charles Schwab Corp.	30,866	580,898
Charter Financial Corp.	787	7,870
Chemical Financial Corp.	686	16,176
Chicopee Bancorp, Inc. *	352	4,393
Chimera Investment Corp., REIT	17,978	69,755
Chubb Corp.	9,272	455,997
CIGNA Corp.	7,242	255,425
Cincinnati Financial Corp.	4,230	110,995
Citigroup, Inc. *	608,098	2,012,804
Citizens & Northern Corp.	302	2,881
Citizens, Inc., Class A *	1,265	8,260
City Holding Company	491	15,874
City National Corp.	1,361	62,062
Clifton Savings Bancorp, Inc.	877	8,217
CME Group, Inc.	1,769	594,296
CNA Financial Corp. *	7,143	171,432
CNA Surety Corp. *	1,221	18,181
CNB Financial Corp./PA (a)	315	5,037
CoBiz, Inc.	1,440	6,840
Cogdell Spencer, Inc., REIT	1,661	9,401
Cohen & Steers, Inc. (a)	1,193	27,248
Colonial Properties Trust, REIT	1,450	17,009
Columbia Banking System, Inc.	644	10,420
Comerica, Inc.	4,084	120,764
Commerce Bancshares, Inc.	2,165	83,829
Community Bank Systems, Inc.	937	18,093
Community Trust Bancorp, Inc.	445	10,880
CompuCredit Holdings Corp. (a)	1,549	5,158
Conseco, Inc. *	5,011	25,055
Consolidated Tomoka Land Company	177	6,184
Corporate Office Properties Trust, REIT	1,530	56,044
Cousins Properties, Inc., REIT	1,577	12,033
Cowen Group, Inc. *	561	3,321
Crawford & Company, Class B *	1,517	5,977
Credit Acceptance Corp. *	819	34,480
Cullen Frost Bankers, Inc.	1,531	76,550
CVB Financial Corp. (a)	2,966	25,626
Cypress Sharpridge Investments, Inc.	494	6,674
Danvers Bancorp, Inc.	519	6,742
DCT Industrial Trust, Inc., REIT	5,788	29,056
Delphi Financial Group, Inc.	1,324	29,618
Developers Diversified Realty Corp., REIT	4,577	42,383
Diamond Hill Investment Group, Inc.	87	5,588
DiamondRock Hospitality Company, REIT *	3,013	25,520
Digital Realty Trust, Inc., REIT	2,014	101,264
Dime Community Bancshares	1,101	12,904
Discover Financial Services	14,240	209,470
Donegal Group, Inc.	363	5,641
Doral Financial Corp. * (a)	2,191	7,953
Douglas Emmett, Inc., REIT	3,402	48,478
Duff & Phelps Corp.	1,196	21,839

The accompanying notes are an integral part of the financial statements.

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Duke Realty Corp., REIT	6,127	$74,566
DuPont Fabros Technology, Inc., REIT *	1,148	20,653
Dynex Capital, Inc., REIT	638	5,570
E*TRADE Financial Corp. *	42,822	74,938
Eagle Bancorp, Inc. *	514	5,382
East West Bancorp, Inc.	2,588	40,890
Eastern Insurance Holdings, Inc.	406	3,500
EastGroup Properties, Inc., REIT	696	26,643
Eaton Vance Corp.	3,117	94,788
Education Realty Trust, Inc., REIT	1,748	8,460
eHealth, Inc. *	742	12,191
EMC Insurance Group, Inc.	414	8,905
Employers Holdings, Inc.	1,283	19,681
Encore Capital Group, Inc. *	657	11,432
Endurance Specialty Holdings, Ltd.	1,479	55,063
Enstar Group, Ltd. *	372	27,163
Enterprise Bancorp, Inc.	384	4,205
Enterprise Financial Services Corp.	498	3,840
Entertainment Properties Trust, REIT	922	32,519
Epoch Holding Corp.	677	7,075
Equity Lifestyle Properties, Inc., REIT	800	40,376
Equity One, Inc., REIT (a)	2,314	37,417
Equity Residential, REIT	7,321	247,303
Erie Indemnity Company, Class A	1,365	53,262
ESB Financial Corp.	567	7,496
ESSA Bancorp, Inc.	535	6,259
Essex Property Trust, Inc., REIT	732	61,232
Evercore Partners, Inc.	426	12,950
Everest Re Group, Ltd.	1,579	135,289
Extra Space Storage, Inc., REIT	2,447	28,263
EZCORP, Inc., Class A *	1,395	24,008
F.N.B. Corp.	3,156	21,429
Farmers Capital Bank Corp.	259	2,647
FBL Financial Group, Inc., Class A	834	15,446
FBR Capital Markets Corp. *	1,923	11,884
Federal National Mortgage Association * (a)	30,524	36,018
Federal Realty Investment Trust, REIT	1,601	108,420
Federated Investors, Inc., Class B (a)	2,726	74,965
FelCor Lodging Trust, Inc., REIT *	1,990	7,164
Fidelity National Financial, Inc., Class A	6,161	82,927
Fidelity National Information Services, Inc.	9,398	220,296
Fifth Third Bancorp	21,274	207,421
Financial Federal Corp.	757	20,817
Financial Institutions, Inc.	354	4,170
First Acceptance Corp. *	1,718	3,350
First American Corp.	3,409	112,872
First BanCorp Puerto Rico (a)	2,599	5,978
First Bancorp, Inc.	330	5,089
First Bancorp	510	7,125
First Busey Corp.	1,133	4,407
First Citizens Bancshares, Inc.	281	46,087
First Commonwealth Financial Corp.	2,381	11,072
First Community Bancshares, Inc.	573	6,905
First Defiance Financial Corp.	306	3,455
First Financial BanCorp	1,424	20,733
First Financial Bankshares, Inc. (a)	562	30,477
First Financial Corp.	375	11,445
First Financial Holdings, Inc.	357	4,637
First Financial Northwest, Inc.	707	4,631
First Horizon National Corp. * (a)	5,834	78,176
First Industrial Realty Trust, Inc., REIT * (a)	1,588	8,305
First Merchants Corp.	685	4,069
First Mercury Financial Corp.	544	7,458
First Midwest Bancorp, Inc.	1,437	15,649
First Niagara Financial Group, Inc.	3,952	54,972
First of Long Island Corp.	263	6,641
First Potomac Realty Trust, REIT	846	10,634
First South Bancorp, Inc.	361	3,718
FirstMerit Corp.	2,208	44,469
Flagstone Reinsurance Holdings, Ltd.	2,430	26,584
Flushing Financial Corp.	852	9,594
Forest City Enterprises, Inc., Class A * (a)	4,234	49,877
Forestar Real Estate Group, Inc. *	1,002	22,024
Fortress Investment Group LLC, Class A * (a)	3,957	17,609
Fox Chase Bancorp, Inc. *	566	5,388
FPIC Insurance Group, Inc. *	256	9,887
Franklin Resources, Inc.	6,113	644,005
Franklin Street Properties Corp., REIT (a)	1,913	27,949
Fulton Financial Corp.	4,878	42,536
GAMCO Investors, Inc., Class A	784	37,859
General Growth Properties, Inc., REIT *	8,538	98,699
Genworth Financial, Inc., Class A *	11,537	130,945
German American Bancorp (a)	465	7,556
Getty Realty Corp., REIT	674	15,859
GFI Group, Inc.	3,319	15,168
Glacier Bancorp, Inc.	1,642	22,528
Gladstone Commercial Corp., REIT	371	4,975
GLG Partners, Inc. * (a)	7,225	23,264
Glimcher Realty Trust, REIT	1,625	4,388
Goldman Sachs Group, Inc.	13,575	2,292,003
Government Properties Income Trust, REIT	569	13,076
Great Southern Bancorp, Inc.	422	9,014
Greenhill & Company, Inc.	722	57,933
Greenlight Capital Re, Ltd., Class A *	1,029	24,254
Hallmark Financial Services, Inc. *	757	6,026
Hancock Holding Company	883	38,667
Hanover Insurance Group, Inc.	1,322	58,736
Harleysville Group, Inc.	778	24,733
Harleysville National Corp.	1,284	8,269
Hartford Financial Services Group, Inc.	8,740	203,292
Hatteras Financial Corp., REIT	832	23,263
HCC Insurance Holdings, Inc.	2,906	81,281
HCP, Inc., REIT	7,819	238,792
Health Care, Inc., REIT	3,173	140,627
Healthcare Realty Trust, Inc., REIT	1,607	34,486
Heartland Financial USA, Inc.	524	7,519
Hersha Hospitality Trust, REIT	1,815	5,699
Highwoods Properties, Inc., REIT	1,896	63,232
Hilltop Holdings, Inc. *	1,582	18,414
Home Bancorp, Inc. *	417	5,083
Home Bancshares, Inc.	580	13,961
Home Federal Bancorp, Inc.	671	8,931

The accompanying notes are an integral part of the financial statements.

113

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Home Properties, Inc., REIT	882	$42,080
Horace Mann Educators Corp.	1,144	14,300
Hospitality Properties Trust, REIT	3,212	76,157
Host Hotels & Resorts, Inc., REIT *	16,604	193,768
HRPT Properties Trust, REIT	5,975	38,658
Hudson City Bancorp, Inc.	13,948	191,506
Huntington Bancshares, Inc.	15,752	57,495
IBERIABANK Corp.	534	28,735
Independence Holding Company	588	3,410
Independent Bank Corp.	557	11,636
Infinity Property & Casualty Corp.	422	17,150
Inland Real Estate Corp., REIT	2,398	19,544
Interactive Brokers Group, Inc. *	1,129	20,006
IntercontinentalExchange, Inc. *	1,951	219,097
International Assets Holding Corp. *	567	8,244
International Bancshares Corp. (a)	1,863	35,267
Invesco Mortgage Capital, Inc.	336	7,647
Invesco, Ltd.	11,062	259,846
Investment Technology Group, Inc. *	1,199	23,620
Investors Bancorp, Inc. *	3,164	34,614
Investors Real Estate Trust, SBI, REIT	1,653	14,877
iStar Financial, Inc., REIT * (a)	2,976	7,619
Janus Capital Group, Inc.	4,969	66,833
Jefferies Group, Inc. * (a)	4,590	108,921
JMP Group, Inc.	758	7,368
Jones Lang LaSalle, Inc.	1,111	67,104
JPMorgan Chase & Company	104,469	4,353,223
Kansas City Life Insurance Company	327	9,728
KBW, Inc. *	910	24,898
Kearny Financial Corp.	2,002	20,180
Kentucky First Federal Bancorp.	374	4,114
KeyCorp	23,962	132,989
K-Fed Bancorp	704	6,188
Kilroy Realty Corp., REIT (a)	1,171	35,915
Kimco Realty Corp., REIT	10,109	136,775
Kite Realty Group Trust, REIT	2,248	9,149
KKR Financial Holdings LLC	4,424	25,659
Knight Capital Group, Inc. *	2,488	38,315
LaBranche & Company, Inc. *	1,750	4,970
Lakeland Bancorp, Inc.	793	5,067
Lakeland Financial Corp.	379	6,538
LaSalle Hotel Properties, REIT	1,760	37,365
Lazard, Ltd., Class A	2,435	92,457
Legacy Bancorp, Inc.	480	4,733
Legg Mason, Inc. (a)	4,334	130,713
Lexington Corporate Property Trust, REIT	3,644	22,156
Liberty Property Trust, REIT	2,948	94,365
Life Partners Holdings, Inc. (a)	430	9,112
Lincoln National Corp.	8,052	200,334
Loews Corp.	11,454	416,353
LTC Properties, Inc., REIT	629	16,826
M&T Bank Corp. (a)	3,145	210,369
Mack-Cali Realty Corp., REIT	2,075	71,733
Maiden Holdings, Ltd.	2,010	14,713
MainSource Financial Group, Inc.	643	3,074
Markel Corp. *	264	89,760
MarketAxess Holdings, Inc.	994	13,817
Marsh & McLennan Companies, Inc.	13,920	307,354
Marshall & Ilsley Corp.	10,863	59,203
MasterCard, Inc., Class A	3,434	879,035
Max Capital Group, Ltd.	1,528	34,074
MB Financial, Inc.	1,020	20,114
MBIA, Inc. * (a)	5,733	22,817
Meadowbrook Insurance Group, Inc.	1,693	12,528
Medallion Financial Corp.	643	5,253
Medical Properties Trust, Inc., REIT	2,228	22,280
Mercer Insurance Group, Inc.	327	5,942
Merchants Bancshares, Inc.	309	6,996
Mercury General Corp.	1,503	59,008
Meridian Interstate Bancorp, Inc. *	801	6,961
MetLife, Inc.	21,762	769,287
Metro Bancorp, Inc. *	240	3,017
MF Global, Ltd. *	3,357	23,331
MFA Mortgage Investments, Inc., REIT	6,994	51,406
MGIC Investment Corp. * (a)	3,527	20,386
Mid-America Apartment Communities, Inc., REIT	774	37,369
Middleburg Financial Corp.	335	4,114
MidSouth Bancorp, Inc.	329	4,573
Mission West Properties, Inc., REIT	754	5,421
Monmouth Real Estate Investment Corp.	824	6,131
Montpelier Re Holdings, Ltd.	2,287	39,611
Morgan Stanley	36,104	1,068,678
Nara Bancorp, Inc. *	1,068	12,111
NASB Financial, Inc.	243	5,659
NASDAQ OMX Group, Inc. *	5,426	107,543
National Bankshares, Inc.	212	5,997
National Financial Partners Corp. *	1,204	9,740
National Health Investments, Inc., REIT	696	25,745
National Interstate Corp.	566	9,599
National Penn Bancshares, Inc.	3,509	20,317
National Retail Properties, Inc., REIT	2,109	44,753
National Western Life Insurance Company, Class A	104	18,056
Nationwide Health Properties, Inc., REIT	2,837	99,806
Navigators Group, Inc. *	477	22,471
NBT Bancorp, Inc.	906	18,455
Nelnet, Inc., Class A	1,352	23,295
New York Community Bancorp, Inc.	9,076	131,693
NewAlliance Bancshares, Inc.	2,954	35,478
NewStar Financial, Inc. *	1,595	6,252
Northern Trust Corp.	6,415	336,146
Northfield Bancorp, Inc. (a)	1,319	17,833
NorthStar Realty Finance Corp., REIT (a)	1,891	6,486
Northwest Bancshares, Inc. *	2,981	33,745
Norwood Financial Corp.	134	3,831
NYMAGIC, Inc.	350	5,807
NYSE Euronext	6,967	176,265
OceanFirst Financial Corp.	500	5,650
Och-Ziff Capital Management Group LLC., Class A	9,572	131,519
Ocwen Financial Corp. *	2,439	23,341
Old National Bancorp	1,849	22,983

The accompanying notes are an integral part of the financial statements.

114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Old Republic International Corp.	6,577	$66,033
Old Second Bancorp, Inc. (a)	876	6,036
OMEGA Healthcare Investors, Inc., REIT	2,209	42,965
OneBeacon Insurance Group, Ltd.	2,720	37,482
optionsXpress Holdings, Inc.	1,621	25,044
Oriental Financial Group, Inc.	760	8,208
Oritani Financial Corp.	1,080	14,828
Pacific Continental Corp.	450	5,148
PacWest Bancorp (a)	951	19,163
Park National Corp.	392	23,081
Parkway Properties, Inc., REIT	661	13,762
PartnerRe, Ltd.	1,489	111,169
Peapack Gladstone Financial Corp.	305	3,867
Penns Woods Bancorp, Inc.	216	7,007
Pennsylvania Real Estate Investment Trust (a)	1,219	10,313
Pennymac Mortgage Investment Trust *	492	8,453
Penson Worldwide, Inc. *	779	7,058
Peoples Bancorp, Inc.	349	3,378
Peoples Financial Corp.	352	7,153
People’s United Financial, Inc.	9,093	151,853
Phoenix Companies, Inc. *	3,396	9,441
PICO Holdings, Inc. *	629	20,587
Pinnacle Financial Partners, Inc. *	955	13,580
Piper Jaffray Companies, Inc. *	532	26,925
Platinum Underwriters Holdings, Ltd.	1,271	48,667
PMA Capital Corp., Class A *	633	3,988
PMI Group, Inc. * (a)	2,545	6,413
PNC Financial Services Group, Inc.	12,283	648,420
Pope Resources LP, REIT *	223	5,486
Popular, Inc.	17,807	40,244
Porter Bancorp, Inc.	326	4,903
Portfolio Recovery Associates, Inc. *	423	18,984
Post Properties, Inc., REIT	1,269	24,872
Presidential Life Corp.	876	8,015
Primus Guaranty, Ltd. *	1,443	4,401
Principal Financial Group, Inc.	8,484	203,955
PrivateBancorp, Inc.	1,305	11,706
ProAssurance Corp. *	863	46,352
Progressive Corp. *	18,053	324,773
ProLogis, REIT (a)	11,828	161,925
Prosperity Bancshares, Inc.	1,218	49,292
Protective Life Corp.	2,284	37,800
Provident Financial Services, Inc. (a)	1,700	18,105
Provident New York Bancorp	1,205	10,170
Prudential Bancorp, Inc., of Pennsylvania	464	4,417
Prudential Financial, Inc.	12,246	609,361
PS Business Parks, Inc., REIT	616	30,831
Public Storage, Inc., REIT	4,493	365,955
Pulaski Financial Corp.	530	3,551
Pzena Investment Management, Inc. *	1,833	14,921
Radian Group, Inc.	2,428	17,749
RAIT Financial Trust, REIT *	2,065	2,705
Ramco-Gershenson Properties Trust, REIT	616	5,877
Raymond James Financial, Inc.	3,296	78,346
Reading International, Inc. *	1,170	4,738
Realty Income Corp., REIT (a)	2,726	70,631
Redwood Trust, Inc., REIT	2,139	30,930
Regency Centers Corp., REIT	2,150	75,379
Regions Financial Corp.	32,302	170,878
Reinsurance Group of America, Inc.	1,895	90,297
RenaissanceRe Holdings, Ltd.	1,620	86,103
Renasant Corp.	644	8,758
Republic Bancorp, Inc., Class A	170	3,502
Resource Capital Corp., REIT	878	4,320
Riskmetrics Group, Inc. *	1,704	27,111
RLI Corp.	583	31,045
Rockville Financial, Inc.	681	7,150
Rodman & Renshaw Capital Group, Inc. *	1,112	4,559
Roma Financial Corp.	982	12,138
S & T Bancorp, Inc.	786	13,370
S.Y. Bancorp, Inc.	393	8,391
Safety Insurance Group, Inc.	465	16,847
Sanders Morris Harris Group, Inc.	1,005	5,527
Sandy Spring Bancorp, Inc.	538	4,783
Santander Bancorp *	1,364	16,750
Saul Centers, Inc., REIT	535	17,527
SCBT Financial Corp.	357	9,885
SeaBright Insurance Holdings, Inc. *	669	7,687
Seacoast Banking Corp. of Florida	1,927	3,141
SEI Investments Company	5,119	89,685
Selective Insurance Group, Inc.	1,509	24,823
Senior Housing Properties Trust, REIT	3,177	69,481
Shore Bancshares, Inc.	278	4,020
Sierra Bancorp	332	2,533
Signature Bank *	1,068	34,069
Simmons First National Corp., Class A	411	11,426
Simon Property Group, Inc., REIT	7,524	600,415
SL Green Realty Corp., REIT	2,068	103,896
SLM Corp. *	12,483	140,683
Smithtown Bancorp, Inc.	431	2,564
South Financial Group, Inc.	5,668	3,654
Southside Bancshares, Inc.	456	8,947
Southwest Bancorp, Inc.	529	3,671
Sovran Self Storage, Inc., REIT	635	22,689
Stancorp Financial Group, Inc.	1,295	51,826
Starwood Property Trust, Inc.	1,180	22,290
State Auto Financial Corp.	1,127	20,849
State Bancorp, Inc.	525	3,733
State Street Corp.	13,153	572,682
StellarOne Corp.	681	6,783
Sterling Bancorp	601	4,291
Sterling Bancshares, Inc.	2,135	10,953
Stewart Information Services Corp. * (a)	507	5,719
Stifel Financial Corp. *	796	47,155
Strategic Hotel & Resorts, Inc., REIT *	3,599	6,694
Student Loan Corp.	545	25,381
Suffolk Bancorp	296	8,791
Sun Bancorp, Inc., New Jersey *	870	3,263
Sun Communities, Inc., REIT	589	11,633
Sunstone Hotel Investors, Inc., REIT *	2,222	19,731
SunTrust Banks, Inc.	13,363	271,135
Susquehanna Bancshares, Inc.	2,416	14,230

The accompanying notes are an integral part of the financial statements.

115

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
SVB Financial Group *	921	$38,396
SWS Group, Inc.	740	8,954
Synovus Financial Corp.	9,187	18,833
T. Rowe Price Group, Inc. (a)	6,806	362,420
Tanger Factory Outlet Centers, Inc., REIT	1,026	40,004
Taubman Centers, Inc., REIT	1,434	51,495
Taylor Capital Group, Inc. *	742	8,451
TCF Financial Corp.	3,418	46,553
TD Ameritrade Holding Corp. *	15,510	300,584
Texas Capital Bancshares, Inc. *	906	12,648
TFS Financial Corp. (a)	7,990	96,999
The Blackstone Group LP *	7,068	92,732
The First Marblehead Corp. *	3,140	6,688
The Macerich Company, REIT (a)	2,291	82,361
The St. Joe Company * (a)	2,494	72,052
The Travelers Companies, Inc.	15,051	750,443
Thomas Weisel Partners Group, Inc. *	884	3,342
Tompkins Trustco, Inc.	290	11,745
Torchmark Corp.	2,190	96,250
Tower Group, Inc.	1,244	29,122
TowneBank (a)	688	8,036
Tradestation Group, Inc. *	1,257	9,918
Transatlantic Holdings, Inc.	1,732	90,255
Transcontinental Realty Investors, Inc., REIT *	411	4,895
Trico Bancshares	438	7,293
TrustCo Bank Corp., NY	2,219	13,980
Trustmark Corp.	1,569	35,365
U.S. Bancorp	50,854	1,144,724
U.S. Global Investors, Inc.	554	6,820
UCBH Holdings, Inc.	3,352	111
UDR, Inc., REIT	4,166	68,489
UMB Financial Corp.	1,071	42,144
UMH Properties, REIT	546	4,630
Umpqua Holdings Corp.	2,347	31,473
Union Bankshares Corp.	416	5,154
United America Indemnity, Ltd. *	1,307	10,351
United Bankshares, Inc. (a)	1,203	24,024
United Capital Corp. *	279	6,646
United Community Banks, Inc. *	1,522	5,160
United Financial Bancorp, Inc.	563	7,381
United Fire & Casualty Company	756	13,782
United Security Bancshares, Inc.	281	4,816
Unitrin, Inc.	1,691	37,287
Universal American Financial Corp. *	2,120	24,804
Universal Health Realty Income Trust, REIT	329	10,538
Universal Insurance Holdings, Inc.	1,237	7,261
Univest Corp. of Pennsylvania	404	7,082
Unum Group	8,762	171,034
Urstadt Biddle Properties, Inc., REIT	678	10,353
U-Store-It Trust, REIT	2,501	18,307
Validus Holdings, Ltd.	1,990	53,611
Valley National Bancorp (a)	3,904	55,164
Ventas, Inc., REIT	4,162	182,046
ViewPoint Financial Group	843	12,148
Virginia Commerce Bancorp, Inc. *	1,201	4,480
Vornado Realty Trust, REIT	4,784	334,593
W. P. Carey & Company LLC	996	27,539
W.R. Berkley Corp.	4,218	103,932
Waddell & Reed Financial, Inc., Class A	2,276	69,509
Washington Federal, Inc.	2,359	45,623
Washington Real Estate Investment Trust, REIT (a)	1,560	42,978
Washington Trust Bancorp, Inc.	509	7,930
Waterstone Financial, Inc. *	1,123	2,302
Webster Financial Corp.	1,918	22,767
Weingarten Realty Investors, REIT	3,235	64,021
Wells Fargo & Company	124,106	3,349,621
WesBanco, Inc.	752	9,280
Wesco Financial Corp.	184	63,112
WestAmerica Bancorp	739	40,918
Western Alliance Bancorp *	2,195	8,297
Westfield Financial, Inc.	1,024	8,448
Westwood Holdings Group, Inc.	204	7,413
White Mountains Insurance Group, Ltd.	240	79,838
Whitney Holding Corp.	1,822	16,598
Wilmington Trust Corp. (a)	1,896	23,397
Wilshire Bancorp, Inc.	956	7,830
Winthrop Realty Trust, REIT	587	6,375
Wintrust Financial Corp.	697	21,461
World Acceptance Corp. * (a)	454	16,267
WSFS Financial Corp.	227	5,818
XL Capital, Ltd., Class A	9,131	167,371
Zenith National Insurance Corp.	1,011	30,087
Zions Bancorp (a)	3,514	45,085
ZipRealty, Inc. *	1,072	4,031

		55,832,478

Government - 0.01%
Federal Home Loan Mortgage Corp. * (a)	17,838	26,222

Industrial - 10.38%
3M Company	18,537	1,532,454
A. M. Castle & Company	676	9,254
A.O. Smith Corp.	799	34,669
A123 Systems, Inc. * (a)	913	20,488
Aaon, Inc.	511	9,959
AAR Corp. *	1,066	24,497
Actuant Corp., Class A	1,836	34,021
Acuity Brands, Inc.	1,117	39,810
Advanced Battery Technologies, Inc. * (a)	1,738	6,952
Advanced Energy Industries, Inc. *	1,204	18,156
Aecom Technology Corp. *	2,875	79,062
AEP Industries, Inc. *	191	7,311
Aerovironment, Inc. *	594	17,274
AGCO Corp. *	2,458	79,492
Air Transport Services Group, Inc. *	1,821	4,807
Aircastle, Ltd.	2,188	21,552
Alamo Group, Inc.	343	5,882
Albany International Corp., Class A	818	18,372
Alexander & Baldwin, Inc.	1,088	37,242
Alliant Techsystems, Inc. * (a)	846	74,676
Altra Holdings, Inc. *	837	10,337
AMERCO, Inc. *	553	27,495
American Commercial Lines, Inc. *	399	7,314

The accompanying notes are an integral part of the financial statements.

116

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
American Ecology Corp.	563	$9,594
American Railcar Industries, Inc.	738	8,133
American Science & Engineering, Inc.	248	18,808
American Superconductor Corp. *	1,208	49,407
Ameron International Corp.	258	16,373
AMETEK, Inc.	2,819	107,799
Ampco-Pittsburgh Corp.	311	9,806
Amphenol Corp., Class A	4,554	210,304
Analogic Corp.	385	14,826
Apogee Enterprises, Inc.	791	11,074
Applied Industrial Technologies, Inc.	1,121	24,740
AptarGroup, Inc.	1,758	62,831
Argan, Inc. *	425	6,116
Argon ST, Inc. *	610	13,249
Arkansas Best Corp.	705	20,748
Armstrong World Industries, Inc. *	1,493	58,122
Arrow Electronics, Inc. *	3,132	92,739
Astec Industries, Inc. *	603	16,245
Astronics Corp. *	363	3,104
Atlas Air Worldwide Holdings, Inc. *	574	21,381
Avnet, Inc. *	4,001	120,670
AVX Corp.	4,525	57,332
AZZ, Inc. *	360	11,772
Badger Meter, Inc.	413	16,446
Baldor Electric Company	1,290	36,236
Ball Corp.	2,490	128,733
Barnes Group, Inc.	1,453	24,556
BE Aerospace, Inc. *	2,726	64,061
Bel Fuse, Inc., Class B	221	4,749
Belden, Inc.	1,319	28,912
Bemis Company, Inc.	2,790	82,723
Benchmark Electronics, Inc. *	1,831	34,624
Black & Decker Corp.	1,593	103,274
Blount International, Inc. *	1,452	14,665
Boeing Company	19,315	1,045,521
Briggs & Stratton Corp.	1,338	25,034
Brinks Company	1,204	29,305
Brink’s Home Security Holdings, Inc. *	1,171	38,221
Bristow Group, Inc. *	771	29,645
Bucyrus International, Inc., Class A	1,999	112,684
Builders FirstSource, Inc. * (a)	1,331	5,124
Burlington Northern Santa Fe Corp.	9,005	888,073
Bway Holding Company *	619	11,897
C.H. Robinson Worldwide, Inc.	4,396	258,177
CAI International, Inc. *	810	7,314
Calgon Carbon Corp. *	1,497	20,808
Capital Product Partners LP *	871	8,004
Capstone Turbine Corp. * (a)	5,555	7,166
Carlisle Companies, Inc.	1,619	55,467
Caterpillar, Inc.	16,502	940,449
Celadon Group, Inc. *	732	7,942
Ceradyne, Inc. *	743	14,273
Chart Industries, Inc. *	790	13,075
Chase Corp.	374	4,417
Checkpoint Systems, Inc. *	1,171	17,858
Circor International, Inc.	491	12,363
Clarcor, Inc.	1,352	43,859
Clean Harbors, Inc. *	699	41,667
Cognex Corp.	1,145	20,289
Coherent, Inc. *	733	21,792
Colfax Corp. *	1,310	15,772
Columbus McKinnon Corp. *	576	7,868
Comfort Systems USA, Inc.	1,100	13,574
Commercial Metals Company	3,054	47,795
Con-way, Inc.	1,284	44,824
Crane Company	1,547	47,369
Crown Holdings, Inc. *	4,270	109,227
CSX Corp.	10,395	504,054
CTS Corp.	1,164	11,198
Cubic Corp.	710	26,483
Cummins, Inc.	5,343	245,030
Curtiss-Wright Corp.	1,243	38,931
Cymer, Inc. *	764	29,322
Daktronics, Inc.	1,228	11,310
Danaher Corp.	8,497	638,974
Darling International, Inc. *	2,379	19,936
DDi Corp. *	999	4,885
Deere & Company	11,211	606,403
DHT Maritime, Inc.	1,175	4,324
Dionex Corp. *	482	35,605
Dolby Laboratories, Inc., Class A *	3,025	144,383
Donaldson Company, Inc.	2,014	85,676
Dover Corp.	4,902	203,972
Drew Industries, Inc. *	629	12,989
Ducommun, Inc.	360	6,736
DXP Enterprises, Inc. *	385	5,032
Dycom Industries, Inc. *	1,168	9,379
Dynamex, Inc. *	358	6,480
Dynamic Materials Corp.	370	7,419
Eagle Bulk Shipping, Inc. *	1,793	8,875
Eagle Materials, Inc.	1,156	30,114
Eastman Kodak Company * (a)	7,584	32,004
Eaton Corp.	4,393	279,483
Electro Scientific Industries, Inc. *	929	10,052
EMCOR Group, Inc. *	1,714	46,107
Emerson Electric Company	19,951	849,913
Encore Wire Corp.	643	13,548
Ener1, Inc. * (a)	3,206	20,326
Energizer Holdings, Inc. *	1,815	111,223
Energy Conversion Devices, Inc. * (a)	1,280	13,530
Energy Recovery, Inc. *	1,460	10,045
EnergySolutions, Inc.	2,481	21,064
Enersys *	1,280	27,994
ENGlobal Corp. *	813	2,545
EnPro Industries, Inc. *	575	15,186
ESCO Technologies, Inc. *	711	25,489
Esterline Technologies Corp. *	804	32,779
Excel Maritime Carriers, Ltd. *	2,253	13,878
Expeditors International of Washington, Inc.	5,559	193,064
FARO Technologies, Inc. *	531	11,385
Federal Signal Corp.	1,455	8,759
FedEx Corp.	8,275	690,549

The accompanying notes are an integral part of the financial statements.

117

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PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
FEI Company *	1,069	$24,972
Flanders Corp. *	918	4,094
FLIR Systems, Inc. * (a)	4,047	132,418
Flow International Corp. *	1,391	4,284
Flowserve Corp.	1,468	138,770
Fluor Corp.	4,760	214,390
Forward Air Corp.	836	20,942
Franklin Electric, Inc.	662	19,251
Freightcar America, Inc.	369	7,317
Fuel Tech, Inc. * (a)	720	5,882
Gardner Denver, Inc.	1,336	56,847
Garmin, Ltd. (a)	5,336	163,815
GATX Corp.	1,243	35,736
Genco Shipping & Trading, Ltd. *	884	19,784
GenCorp, Inc. *	1,684	11,788
General Cable Corp. *	1,394	41,011
General Dynamics Corp.	10,208	695,879
General Electric Company	282,273	4,270,790
General Maritime Corp.	1,621	11,331
Genesee & Wyoming, Inc., Class A *	1,013	33,064
Gentex Corp.	3,734	66,652
Gerber Scientific, Inc. *	910	4,596
Goodrich Corp.	3,258	209,327
Gorman-Rupp Company (a)	488	13,488
GP Strategies Corp. *	781	5,881
Graco, Inc.	1,590	45,426
GrafTech International, Ltd. *	3,243	50,429
Graham Corp.	322	6,665
Granite Construction, Inc.	1,031	34,703
Graphic Packaging Holding Company *	9,597	33,302
Greatbatch, Inc. *	638	12,269
Greenbrier Company, Inc.	617	6,404
Greif, Inc., Class A	1,237	66,773
Griffon Corp. *	1,664	20,334
GulfMark Offshore, Inc. *	708	20,043
Harsco Corp.	2,144	69,101
Hawk Corp., Class A *	341	6,005
Haynes International, Inc.	347	11,441
Heartland Express, Inc. (a)	2,307	35,228
HEICO Corp., Class A	758	27,258
Heritage-Crystal Clean, Inc. *	382	3,996
Herley Industries, Inc. *	450	6,251
Hexcel Corp. *	2,716	35,254
Honeywell International, Inc.	19,976	783,059
Horizon Lines, Inc.	1,058	5,893
Hub Group, Inc., Class A *	1,001	26,857
Hubbell, Inc., Class B	1,465	69,295
Hurco Companies, Inc. *	228	3,374
ICx Technologies, Inc. *	1,119	10,653
IDEX Corp.	2,091	65,135
II-VI, Inc. *	835	26,553
Illinois Tool Works, Inc.	13,253	636,011
Insituform Technologies, Inc., Class A *	1,011	22,970
Insteel Industries, Inc.	537	6,981
Integral Systems, Inc. *	588	5,092
Integrated Electrical Services, Inc. *	455	2,662
Interline Brands, Inc. *	945	16,320
Intermec, Inc. *	1,761	22,646
International Shipholding Corp.	238	7,395
Intevac, Inc. *	761	8,729
iRobot Corp. *	818	14,397
Itron, Inc. *	1,076	72,705
ITT Corp.	4,812	239,349
J.B. Hunt Transport Services, Inc.	3,326	107,330
Jabil Circuit, Inc.	5,760	100,051
Jacobs Engineering Group, Inc. *	3,261	122,646
John Bean Technologies Corp.	744	12,655
Joy Global, Inc.	2,712	139,912
Kadant, Inc. *	468	7,469
Kaman Corp., Class A	747	17,248
Kansas City Southern *	2,587	86,121
Kaydon Corp.	893	31,934
KBR, Inc.	4,225	80,275
Kennametal, Inc.	2,152	55,780
Kirby Corp. *	1,399	48,727
Knight Transportation, Inc. (a)	2,199	42,419
Koppers Holdings, Inc.	586	17,838
Kratos Defense & Security Solutions, Inc. *	430	4,537
K-Sea Transportation Partners LP *	482	5,582
K-Tron International, Inc. *	94	10,222
L.B. Foster Company *	310	9,241
L-1 Identity Solutions, Inc. *	2,454	18,380
LaBarge, Inc. *	492	5,929
Ladish Company, Inc. *	564	8,505
Lancaster Colony Corp.	721	35,834
Landstar Systems, Inc.	1,321	51,215
Lawson Products, Inc.	337	5,948
Layne Christensen Company *	553	15,877
Leggett & Platt, Inc.	4,117	83,987
Lennox International, Inc.	1,443	56,335
Lime Energy Company *	623	2,754
Lincoln Electric Holdings, Inc.	1,123	60,036
Lindsay Corp.	368	14,665
Littelfuse, Inc. *	648	20,833
LMI Aerospace, Inc. *	374	4,974
Lockheed Martin Corp.	10,196	768,269
LSB Industries, Inc. *	629	8,869
LSI Industries, Inc.	780	6,146
Manitowoc Company, Inc.	3,586	35,752
Marten Transport, Ltd. *	604	10,842
Martin Marietta Materials, Inc.	1,162	103,894
Martin Midstream Partners LP *	438	13,828
Masco Corp.	9,545	131,816
Matthews International Corp., Class A	822	29,123
McDermott International, Inc. *	6,109	146,677
Measurement Specialties, Inc. *	680	6,834
Metalico, Inc. *	1,307	6,430
Methode Electronics, Inc.	1,251	10,859
Metropolitan Pro Corp.	518	5,501
Mettler-Toledo International, Inc. *	889	93,336
Michael Baker Corp. *	244	10,102
Middleby Corp. *	497	24,363

The accompanying notes are an integral part of the financial statements.

118

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Mine Safety Appliances Company	994	$26,371
Molex, Inc.	4,616	99,475
Moog, Inc., Class A *	1,160	33,907
Mueller Industries, Inc.	1,020	25,337
Mueller Water Products, Inc.	3,212	16,702
Multi-Fineline Electronix, Inc. *	701	19,887
Myers Industries, Inc.	1,042	9,482
MYR Group, Inc. *	563	10,179
NACCO Industries, Inc., Class A	245	12,201
Nalco Holding Company	3,679	93,851
National Instruments Corp.	2,012	59,253
Navios Maritime Partners LP *	653	9,658
Nordson Corp.	870	53,227
Norfolk Southern Corp.	9,733	510,204
Northrop Grumman Corp.	8,376	467,800
Northwest Pipe Company *	260	6,984
NVE Corp. *	141	5,825
OceanFreight, Inc. *	3,253	3,009
Old Dominion Freight Lines, Inc. *	1,002	30,761
Omega Flex, Inc.	322	4,508
Orbital Sciences Corp., Class A *	1,668	25,454
Orion Marine Group, Inc. *	705	14,847
OSI Systems, Inc. *	502	13,695
Overseas Shipholding Group, Inc.	747	32,831
Owens Corning, Inc. *	3,359	86,125
Owens-Illinois, Inc. *	4,492	147,652
OYO Geospace Corp. *	249	10,680
Pacer International, Inc. *	1,286	4,064
Packaging Corp. of America	2,704	62,219
Pactiv Corp. *	3,489	84,224
Pall Corp.	3,073	111,243
Park Electrochemical Corp.	598	16,529
Parker-Hannifin Corp.	4,228	227,805
Park-Ohio Holdings Corp. *	499	2,819
Patriot Transportation Holding, Inc. *	101	9,540
Pentair, Inc.	2,556	82,559
PerkinElmer, Inc.	3,114	64,117
Perma-Fix Environmental Services, Inc. *	1,860	4,222
PGT, Inc. *	1,565	3,287
PHI, Inc. *	143	2,960
Plexus Corp. *	1,082	30,837
PMFG, Inc. *	477	7,732
Polypore International, Inc. *	1,261	15,006
Portec Rail Products, Inc.	522	5,591
Powell Industries, Inc. *	330	10,405
Power-One, Inc. * (a)	3,052	13,276
Precision Castparts Corp.	3,706	408,957
Quanex Building Products Corp.	1,041	17,666
Raser Technologies, Inc. * (a)	1,866	2,314
Raven Industries, Inc.	511	16,234
Raytheon Company	10,279	529,574
RBC Bearings, Inc. *	644	15,669
Reddy Ice Holdings, Inc. *	772	3,312
Regal-Beloit Corp.	940	48,824
Rentech, Inc. *	5,567	6,847
Republic Services, Inc.	10,071	285,110
Robbins & Myers, Inc.	934	21,968
Rock-Tenn Company, Class A	999	50,360
Rockwell Automation, Inc.	3,761	176,692
Rockwell Collins, Inc.	4,160	230,298
Rofin-Sinar Technologies, Inc. *	844	19,927
Rogers Corp. *	496	15,034
Roper Industries, Inc.	2,382	124,745
Ryder Systems, Inc.	1,485	61,137
Saia, Inc. *	413	6,121
Sanmina-SCI Corp. *	2,310	25,479
SatCon Technology Corp. *	1,997	5,632
Sauer-Danfoss, Inc. *	1,638	19,672
Sealed Air Corp.	4,187	91,528
Shaw Group, Inc. *	2,222	63,883
Ship Finance International, Ltd.	2,036	27,751
Silgan Holdings, Inc.	992	57,417
Simpson Manufacturing Company, Inc. (a)	1,316	35,387
Smith & Wesson Holding Corp. *	1,683	6,883
Snap-on, Inc.	1,499	63,348
Sonic Solutions *	1,079	12,765
Sonoco Products Company	2,535	74,149
Spectrum Control, Inc. *	494	4,678
Spirit Aerosystems Holdings, Inc., Class A *	3,770	74,872
SPX Corp.	1,297	70,946
SRS Labs, Inc. *	585	4,288
Standex International Corp.	481	9,663
Stanley Works (a)	2,047	105,441
Stanley, Inc. *	658	18,036
Stericycle, Inc. *	2,241	123,636
Sterling Construction Company, Inc. *	376	7,212
Stoneridge, Inc. *	1,049	9,451
Sturm Ruger & Company, Inc. (a)	542	5,257
Sun Hydraulics, Inc.	480	12,600
TAL International Group, Inc.	953	12,608
Taser International, Inc. *	1,850	8,103
TBS International, Ltd. * (a)	894	6,571
Technitrol, Inc.	1,242	5,440
Tecumseh Products Company, Class A *	727	8,499
Teekay LNG Partners LP *	974	25,782
Teekay Shipping Corp.	1,960	45,492
Teledyne Technologies, Inc. *	1,001	38,398
Teleflex, Inc.	1,042	56,153
Tennant Company	543	14,221
Terex Corp. *	2,901	57,469
Tetra Tech, Inc. *	1,598	43,418
Texas Industries, Inc.	754	26,382
Textainer Group Holdings, Ltd.	1,240	20,956
Textron, Inc.	7,235	136,090
The Eastern Company	217	2,914
Thermo Fisher Scientific, Inc. *	11,119	530,265
Timken Company	2,565	60,816
Todd Shipyards Corp.	249	4,173
TransDigm Group, Inc.	1,270	60,312
Tredegar Industries, Inc.	946	14,966
Trex Company, Inc. *	458	8,977
TriMas Corp. *	1,283	8,686

The accompanying notes are an integral part of the financial statements.

119

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Trinity Industries, Inc.	2,167	$37,792
Triumph Group, Inc.	462	22,292
TTM Technologies, Inc. *	1,323	15,254
Tutor Perini Corp. * (a)	1,306	23,612
Twin Disc, Inc.	407	4,249
Ultralife Batteries, Inc. *	537	2,320
Union Pacific Corp.	13,373	854,535
United Parcel Service, Inc., Class B	26,393	1,514,166
United Technologies Corp.	24,973	1,733,376
Universal Display Corp. *	1,031	12,743
Universal Forest Products, Inc.	524	19,288
Universal Truckload Services, Inc.	479	8,670
UQM Technologies, Inc. *	937	6,418
URS Corp. *	2,210	98,389
USA Truck, Inc. *	336	4,207
USG Corp. * (a)	2,768	38,890
UTI Worldwide, Inc.	2,665	38,163
Valence Technology, Inc. * (a)	3,792	3,451
Valmont Industries, Inc.	699	54,837
Varian, Inc. *	754	38,861
Vicor Corp. *	1,302	12,109
Vishay Intertechnology, Inc. *	5,173	43,195
VSE Corp.	148	6,672
Vulcan Materials Company (a)	3,312	174,443
W.H. Brady Company, Class A	1,419	42,584
W.W. Grainger, Inc.	1,907	184,655
Wabtec Corp. (a)	1,248	50,968
Waste Connections, Inc. *	2,098	69,947
Waste Management, Inc.	13,007	439,767
Waters Corp. *	2,521	156,201
Watts Water Technologies, Inc., Class A	783	24,210
Werner Enterprises, Inc.	1,845	36,513
WHX Corp. *	1,606	3,854
Woodward Governor Company	1,831	47,185
Worthington Industries, Inc.	2,197	28,715
X-Rite, Inc. *	3,383	7,375
YRC Worldwide, Inc. * (a)	1,712	1,438
Zebra Technologies Corp., Class A *	1,564	44,355
Zygo Corp. *	749	5,041

		36,832,215

Investment Companies - 0.00%
Teton Advisors, Inc. *	11	0

Technology - 12.73%
3D Systems Corp. *	736	8,317
3PAR, Inc. * (a)	1,716	20,335
ACI Worldwide, Inc. *	975	16,721
Actel Corp. *	800	9,504
Activision Blizzard, Inc. *	33,845	376,018
Actuate Corp. *	1,414	6,052
Acxiom Corp. *	2,153	28,893
Adobe Systems, Inc. *	13,939	512,676
Advanced Analogic Technologies, Inc. *	1,477	5,819
Advanced Micro Devices, Inc. * (a)	18,127	175,469
Advent Software, Inc. *	672	27,371
Affiliated Computer Services, Inc., Class A *	2,558	152,687
Agilent Technologies, Inc. *	9,197	285,751
Agilysys, Inc.	745	6,779
Allscripts-Misys Healthcare Solutions, Inc. *	3,780	76,469
Altera Corp.	7,706	174,387
American Reprographics Company * (a)	1,377	9,653
American Software, Inc., Class A	872	5,232
AMICAS, Inc. *	1,542	8,388
Amkor Technology, Inc. * (a)	5,017	35,922
Anadigics, Inc. *	1,989	8,394
Analog Devices, Inc.	7,661	241,934
ANSYS, Inc. *	2,330	101,262
Apple, Inc. *	23,786	5,015,516
Applied Materials, Inc.	35,406	493,560
Applied Micro Circuits Corp. *	1,899	14,186
ArcSight, Inc. *	849	21,717
Atmel Corp. *	12,094	55,753
ATMI, Inc. *	901	16,777
Autodesk, Inc. *	6,106	155,153
Automatic Data Processing, Inc.	13,240	566,937
Avid Technology, Inc. *	1,119	14,278
Blackbaud, Inc.	1,182	27,931
Blackboard, Inc. *	852	38,672
BMC Software, Inc. *	4,803	192,600
Bottomline Technologies, Inc. *	774	13,599
Broadcom Corp., Class A *	12,988	408,473
Brocade Communications Systems, Inc. *	11,151	85,082
Brooks Automation, Inc. *	1,846	15,839
CA, Inc.	13,858	311,251
Cabot Microelectronics Corp. *	645	21,259
CACI International, Inc., Class A *	775	37,859
Cadence Design Systems, Inc. *	7,295	43,697
Callidus Software, Inc. *	1,128	3,407
Cavium Networks, Inc. * (a)	1,155	27,524
Cerner Corp. * (a)	2,129	175,515
Ceva, Inc. *	691	8,886
CIBER, Inc. *	2,107	7,269
Cirrus Logic, Inc. *	1,933	13,183
Citrix Systems, Inc. *	4,829	200,935
Cogent, Inc. *	2,454	25,497
Cognizant Technology Solutions Corp., Class A *	7,764	351,709
Cohu, Inc.	781	10,895
Commvault Systems, Inc. *	1,153	27,315
Computer Programs & Systems, Inc.	284	13,078
Computer Sciences Corp. *	3,967	228,222
Computer Task Group, Inc. *	836	6,696
Compuware Corp. *	6,330	45,766
COMSYS IT Partners, Inc. *	700	6,223
Concur Technologies, Inc. *	1,309	55,960
Conexant Systems, Inc. *	1,652	3,833
Cray, Inc. *	1,133	7,274
Cree, Inc. *	2,419	136,359
CSG Systems International, Inc. *	971	18,536
CSR PLC *	1,433	9,393
Cypress Semiconductor Corp. *	4,205	44,405
Dell, Inc. *	51,949	745,988

The accompanying notes are an integral part of the financial statements.

120

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Deltek, Inc. *	1,824	$14,191
DemandTec, Inc. *	790	6,928
Diebold, Inc.	1,746	49,674
Digi International, Inc. *	840	7,661
Digimarc Corp. *	336	5,037
Diodes, Inc. *	1,172	23,967
DivX, Inc. *	1,043	5,883
Double-Take Software, Inc. *	700	6,993
DSP Group, Inc. *	1,003	5,647
DST Systems, Inc. *	1,298	56,528
Dun & Bradstreet Corp.	1,358	114,574
Dynamics Research Corp. *	455	4,828
Ebix, Inc. *	280	13,672
Echelon Corp. * (a)	1,217	14,069
Eclipsys Corp. *	1,546	28,632
Electronic Arts, Inc. *	8,659	153,697
Electronics for Imaging, Inc. *	1,518	19,749
eLoyalty Corp. *	575	3,950
EMC Corp. *	53,681	937,807
Emcore Corp. * (a)	3,034	3,246
Emdeon, Inc., Class A *	3,062	46,696
Emulex Corp. *	2,386	26,007
Entegris, Inc. *	3,688	19,473
Entropic Communications, Inc. *	2,182	6,699
Epicor Software Corp. *	1,781	13,571
EPIQ Systems, Inc. *	981	13,724
Exar Corp. *	1,351	9,606
FactSet Research Systems, Inc. (a)	1,230	81,020
Fair Isaac Corp.	1,314	28,001
Fairchild Semiconductor International, Inc. *	3,441	34,376
Falconstor Software, Inc. *	1,665	6,760
Fiserv, Inc. *	4,043	196,005
FormFactor, Inc. *	1,333	29,006
Furmanite Corp. *	1,184	4,511
GSE Systems, Inc. *	655	3,589
GSI Technology, Inc. *	1,059	4,744
Guidance Software, Inc. *	970	5,092
Hewlett-Packard Company	62,922	3,241,112
Hittite Microwave Corp. *	781	31,826
Hutchinson Technology, Inc. *	787	8,075
Icad, Inc. *	1,996	3,034
Igate Corp.	1,543	15,430
IHS, Inc., Class A *	1,646	90,217
Imation Corp. *	1,139	9,932
Immersion Corp. *	969	4,428
IMS Health, Inc.	4,821	101,530
infoGROUP, Inc. *	1,682	13,490
Informatica Corp. *	2,347	60,693
Innerworkings, Inc. *	1,379	8,136
Innodata Isogen, Inc. *	846	4,687
Integrated Device Technology, Inc. *	4,831	31,257
Integrated Silicon Solution, Inc. *	1,378	7,786
Intel Corp.	148,551	3,030,440
Interactive Intelligence, Inc. *	531	9,792
International Business Machines Corp.	34,788	4,553,749
International Rectifier Corp. *	1,924	42,559
Intersil Corp., Class A	3,429	52,601
Intuit, Inc. *	8,500	261,035
IPG Photonics Corp. *	1,325	22,181
Isilon Systems, Inc. *	1,880	12,897
IXYS Corp. *	925	6,864
Jack Henry & Associates, Inc.	2,154	49,800
JDA Software Group, Inc. *	892	22,719
KLA-Tencor Corp.	4,511	163,118
Kopin Corp. *	2,081	8,699
Kulicke & Soffa Industries, Inc. *	1,889	10,182
L-3 Communications Holdings, Inc.	3,068	266,763
Lam Research Corp. *	3,302	129,471
Lattice Semiconductor Corp. *	3,796	10,249
Lawson Software, Inc. *	4,459	29,652
Lexmark International, Inc. *	2,094	54,402
Limelight Networks, Inc. *	2,367	9,302
Linear Technology Corp.	5,826	177,926
Liveperson, Inc. *	1,655	11,535
LogMeIn, Inc. *	619	12,349
LSI Logic Corp. *	17,557	105,518
LTX-Credence Corp. *	4,659	8,293
Manhattan Associates, Inc. *	670	16,100
ManTech International Corp. *	576	27,809
Marvell Technology Group, Ltd. *	16,444	341,213
Mattson Technology, Inc. *	1,852	6,630
Maxim Integrated Products, Inc.	8,062	163,659
Maxwell Technologies, Inc. *	713	12,720
MedAssets, Inc. *	1,496	31,730
Medidata Solutions, Inc. *	654	10,202
MEMC Electronic Materials, Inc. *	5,989	81,570
Mentor Graphics Corp. *	2,654	23,435
Mercury Computer Systems, Inc. *	689	7,586
Micrel, Inc.	1,978	16,220
Microchip Technology, Inc. (a)	4,788	139,139
Micron Technology, Inc. *	22,641	239,089
MICROS Systems, Inc. *	2,092	64,915
Microsemi Corp. *	2,261	40,133
Microsoft Corp.	236,594	7,213,751
MicroStrategy, Inc., Class A *	319	29,992
Microtune, Inc. *	1,931	4,364
MIPS Technologies, Inc., Class A *	1,405	6,140
MKS Instruments, Inc. *	1,400	24,374
MoneyGram International, Inc. * (a)	2,451	7,059
Monolithic Power Systems, Inc. *	933	22,364
Monotype Imaging Holdings, Inc. *	1,150	10,385
MSCI, Inc. *	2,635	83,793
MTS Systems Corp.	513	14,744
Nanometrics, Inc. *	693	7,852
National Semiconductor Corp.	6,320	97,075
NCI, Inc. *	381	10,535
NCR Corp. *	4,339	48,293
NetApp, Inc. *	8,921	306,793
NETGEAR, Inc. *	959	20,801
Netlogic Microsystems, Inc. *	593	27,432
Netscout Systems, Inc. *	1,140	16,690
NetSuite, Inc. * (a)	1,736	27,741

The accompanying notes are an integral part of the financial statements.

121

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Novell, Inc. *	9,345	$38,782
Novellus Systems, Inc. *	2,543	59,354
Nuance Communications, Inc. *	7,133	110,847
NVIDIA Corp. * (a)	14,498	270,823
Omnicell, Inc. *	951	11,117
OmniVision Technologies, Inc. *	1,412	20,516
ON Semiconductor Corp. *	11,255	99,157
OpenTV Corp., Class A *	4,325	5,882
Opnet Technologies, Inc.	643	7,838
Oracle Corp.	133,144	3,267,354
Palm, Inc. * (a)	3,882	38,975
Parametric Technology Corp. *	3,071	50,180
Pegasystems, Inc.	963	32,742
Pericom Semiconductor Corp. *	831	9,581
Phase Forward, Inc. *	1,211	18,589
Phoenix Technology, Ltd. *	1,283	3,528
Photronics, Inc. *	1,673	7,445
Pitney Bowes, Inc. (a)	5,419	123,336
Plato Learning, Inc. *	1,133	4,940
PLX Technology, Inc. *	1,191	3,847
PMC-Sierra, Inc. *	5,965	51,657
Power Integrations, Inc.	717	26,070
Progress Software Corp. *	1,066	31,138
PROS Holdings, Inc. *	914	9,460
QAD, Inc.	1,397	8,536
QLogic Corp. *	3,131	59,082
Quality Systems, Inc.	736	46,213
Quantum Corp. *	5,993	17,559
Quest Software, Inc. *	2,298	42,283
Radiant Systems, Inc. *	1,026	10,670
RadiSys Corp. *	757	7,229
Rambus, Inc. *	2,840	69,296
Red Hat, Inc. *	4,977	153,789
Renaissance Learning, Inc.	873	9,917
Rimage Corp. *	343	5,948
Riverbed Technology, Inc. *	1,882	43,230
Rosetta Stone, Inc. * (a)	575	10,321
Rovi Corp. *	2,688	85,667
Rubicon Technology, Inc. *	613	12,450
Rudolph Technologies, Inc. *	1,148	7,715
Salesforce.com, Inc. * (a)	3,296	243,146
SanDisk Corp. *	6,047	175,303
Schawk, Inc., Class A	795	10,812
Seachange International, Inc. *	965	6,340
Seagate Technology	13,144	239,089
Semtech Corp. *	1,609	27,369
Sigma Designs, Inc. *	749	8,014
Silicon Graphics International Corp. *	1,010	7,080
Silicon Image, Inc. *	2,326	6,001
Silicon Laboratories, Inc. *	1,162	56,171
Silicon Storage Technology, Inc. *	3,135	8,026
Skyworks Solutions, Inc. * (a)	4,542	64,451
Smart Modular Technologies (WWH), Inc. *	2,012	12,655
Smith Micro Software, Inc. *	909	8,308
SolarWinds, Inc. * (a)	1,781	40,981
Solera Holdings, Inc.	1,844	66,402
SRA International, Inc., Class A *	1,527	29,166
Standard Microsystems Corp. *	628	13,050
STEC, Inc. * (a)	1,348	22,026
Stratasys, Inc. *	669	11,560
Sun Microsystems, Inc. *	20,182	189,105
Super Micro Computer, Inc. *	1,097	12,199
Supertex, Inc. *	344	10,251
Sybase, Inc. *	2,102	91,227
Sykes Enterprises, Inc. *	1,077	27,431
Synaptics, Inc. * (a)	934	28,627
Synchronoss Technologies, Inc. *	882	13,944
SYNNEX Corp. *	905	27,747
Synopsys, Inc. *	3,762	83,817
Syntel, Inc. (a)	1,091	41,491
Take-Two Interactive Software, Inc. * (a)	2,201	22,120
Taleo Corp. *	866	20,368
Techwell, Inc. *	736	9,715
Teradata Corp. *	4,533	142,472
Teradyne, Inc. *	4,766	51,139
Tessera Technologies, Inc. *	1,354	31,508
Texas Instruments, Inc.	33,413	870,743
Thomas & Betts Corp. *	1,403	50,213
THQ, Inc. * (a)	2,106	10,614
Tier Technologies Inc., Class B *	780	6,240
Total Systems Services, Inc.	5,117	88,371
Trident Microsystems, Inc. *	2,344	4,360
Trimble Navigation, Ltd. *	3,207	80,816
Triquint Semiconductor, Inc. *	4,121	24,726
Tyler Technologies, Inc. *	981	19,532
Ultimate Software Group, Inc. *	692	20,324
Ultra Clean Holdings, Inc. *	864	6,039
Ultratech, Inc. *	666	9,897
Unica Corp. *	738	5,720
Unisys Corp. *	1,057	40,758
Varian Semiconductor Equipment Associates, Inc. *	1,917	68,782
Veeco Instruments, Inc. *	883	29,174
VeriFone Holdings, Inc. *	2,305	37,756
Virage Logic Corp. *	1,172	6,446
Virtusa Corp. *	767	6,949
VMware, Inc., Class A * (a)	10,423	441,727
Volterra Semiconductor Corp. *	760	14,531
Western Digital Corp. *	5,934	261,986
White Electronic Designs Corp. *	1,178	5,501
Xerox Corp.	23,095	195,384
Xilinx, Inc.	7,217	180,858
Zoran Corp. *	1,439	15,901

		45,175,232

Utilities - 3.46%
AES Corp. *	17,753	236,292
AGL Resources, Inc.	1,907	69,548
Allegheny Energy, Inc.	4,545	106,717
Allete, Inc.	938	30,654
Alliant Energy Corp.	2,871	86,876
Ameren Corp.	6,189	172,983
American Electric Power Company, Inc.	12,632	439,467

The accompanying notes are an integral part of the financial statements.

122

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
American States Water Company	490	$17,351
American Water Works Company, Inc.	4,705	105,439
Aqua America, Inc.	3,574	62,581
Artesian Resources Corp., Class A	556	10,180
Atmos Energy Corp.	2,325	68,355
Avista Corp.	1,574	33,983
Black Hills Corp.	1,105	29,426
California Water Service Group	549	20,214
Calpine Corp. *	11,865	130,515
CenterPoint Energy, Inc.	9,796	142,140
Central Vermont Public Service Corp.	381	7,925
CH Energy Group, Inc.	433	18,411
Chesapeake Utilities Corp.	243	7,788
Cleco Corp.	1,592	43,509
CMS Energy Corp. (a)	6,064	94,962
Connecticut Water Service, Inc.	371	9,190
Consolidated Edison, Inc.	7,257	329,686
Constellation Energy Group, Inc.	5,360	188,511
Delta Natural Gas Company, Inc.	276	7,896
Dominion Resources, Inc.	15,757	613,262
DPL, Inc.	2,974	82,082
DTE Energy Company	4,297	187,306
Duke Energy Corp.	34,431	592,558
Dynegy, Inc., Class A *	23,598	42,712
Edison International	8,611	299,491
El Paso Electric Company *	1,311	26,587
El Paso Pipeline Partners LP *	3,331	86,473
Empire District Electric Company	1,053	19,723
Energen Corp.	1,840	86,112
EnerNOC, Inc. *	663	20,149
Entergy Corp.	5,190	424,750
Exelon Corp.	17,523	856,349
FirstEnergy Corp.	8,107	376,570
FPL Group, Inc.	10,912	576,372
Great Plains Energy, Inc.	3,683	71,413
Hawaiian Electric Industries, Inc. (a)	2,537	53,023
IDACORP, Inc.	1,254	40,065
Integrys Energy Group, Inc.	2,104	88,347
ITC Holdings Corp.	1,361	70,895
MDU Resources Group, Inc.	4,802	113,327
MGE Energy, Inc.	651	23,267
Middlesex Water Company	568	10,014
Mirant Corp. *	3,872	59,125
New Jersey Resources Corp.	1,052	39,345
Nicor, Inc.	1,167	49,131
NiSource, Inc.	7,235	111,274
Northeast Utilities	4,621	119,176
Northwest Natural Gas Company	712	32,068
NorthWestern Corp.	955	24,849
NRG Energy, Inc. *	7,075	167,041
NSTAR	2,746	101,053
NV Energy, Inc.	6,127	75,852
OGE Energy Corp.	2,496	92,077
ONEOK, Inc.	2,753	122,701
Ormat Technologies, Inc. (a)	1,210	45,786
Otter Tail Corp.	1,004	24,899
Pennichuck Corp.	272	5,747
Pepco Holdings, Inc.	5,995	101,016
PG&E Corp.	9,772	436,320
Piedmont Natural Gas, Inc.	1,917	51,280
Pike Electric Corp. *	929	8,621
Pinnacle West Capital Corp.	2,640	96,571
PNM Resources, Inc.	2,448	30,967
Portland General Electric Company	2,011	41,045
PPL Corp.	9,979	322,421
Progress Energy, Inc.	7,379	302,613
Public Service Enterprise Group, Inc.	13,382	444,952
RGC Resources, Inc. *	212	6,265
RRI Energy, Inc. *	9,889	56,565
SCANA Corp.	3,152	118,767
Sempra Energy	6,423	359,560
SJW Corp.	528	11,917
South Jersey Industries, Inc.	770	29,399
Southern Company	21,141	704,418
Southwest Gas Corp.	1,197	34,150
Southwest Water Company	958	5,643
Teco Energy, Inc. (a)	5,645	91,562
The Laclede Group, Inc.	589	19,891
UGI Corp.	2,698	65,265
UIL Holding Corp.	862	24,205
Unisource Energy Corp.	964	31,031
Unitil Corp.	386	8,870
US Geothermal, Inc. *	2,398	3,669
Vectren Corp.	2,093	51,655
Westar Energy, Inc.	2,896	62,901
WGL Holdings, Inc.	1,249	41,891
Wisconsin Energy Corp.	3,030	150,985
Xcel Energy, Inc.	11,971	254,025
York Water Company	551	7,995

		12,278,005

TOTAL COMMON STOCKS (Cost $347,659,216)		$349,005,455

PREFERRED STOCKS - 0.00%

Consumer, Non-cyclical - 0.00%
Inverness Medical Innovations, Inc., Series B, 3.00%	53	14,089

TOTAL PREFERRED STOCKS (Cost $12,805)		$14,089

WARRANTS - 0.00%
Consumer, Cyclical - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration Date: 03/02/2012, strike price $12.21) *	50	3

TOTAL WARRANTS (Cost $0)		$3

RIGHTS - 0.00%
Communications - 0.00%
Clearwire Corp. (Expiration Date: 06/21/2010) * (a)	19,520	7,808

The accompanying notes are an integral part of the financial statements.

123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

RIGHTS (continued)

Diversified - 0.00%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Expiration Date: 12/31/2010, Strike Price: AUD 1.50) *	4,291	$1,244
Industrial - 0.00%
Builders FirstSource, Inc. (Expiration Date: 01/14/2010) * (a)	2,144	525

TOTAL RIGHTS (Cost $4,291)		$9,577

SECURITIES LENDING COLLATERAL - 4.84%

Securities Lending Collateral - 4.84%
John Hancock Collateral Investment Trust, 0.1387% (c)(f)	1,715,691	17,173,208

TOTAL SECURITIES LENDING COLLATERAL (Cost $17,174,070)		$17,173,208

SHORT TERM INVESTMENTS - 1.76%
Federal National Mortgage Association Discount Notes 0.43% due 12/01/2010	$6,255,000	$6,230,626

TOTAL SHORT TERM INVESTMENTS (Cost $6,230,626)		$6,230,626

Total Investments (Total Stock Market Index Trust) (Cost $371,081,008) - 104.95%		$372,432,958
Other assets and liabilities, net - (4.95)%		(17,554,937)

TOTAL NET ASSETS - 100.00%		$354,878,021

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- Euro
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2009 - continued
(showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBA	- Small Business Administration
SBI	- Shares of Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and/or is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on December 31, 2009.

(f)

John Hancock Collateral Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the annualized seven-day yield at December 31, 2009.

(g)	The subadviser is an affiliate of the adviser and the fund.

(h)	The Underlying Fund’s subadviser is shown parenthetically.

(i)	Variable Rate Preferred

(j)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**	Purchased on a forward commitment.

***	At period end, all or a portion of this security has been held at broker to meet the margin requirements on written options and open financial futures.

The accompanying notes are an integral part of the financial statements.

125

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2009, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form-N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK TRUST

JOHN HANCOCK FUNDS

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE & PRINCIPAL FINANCIAL OFFICERS

I.

Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Registrant’s Executive Officers” or “Executive Officers” as set forth in Exhibit A) for the purpose of promoting:

➢

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

➢

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

➢

compliance with applicable laws and governmental rules and regulations;

➢

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

➢

accountability for adherence to the Code.

____________________________

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

1 of 6

Each of the Registrant’s Executive Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when an Executive Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Registrant’s Executive Officers, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Executive Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Executive Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Registrant’s Executive Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Executive Officers are also officers or employees. As a result, this Code recognizes that the Registrant’s Executive Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Executive Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Executive Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Executive Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Registrant’s Executive Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Executive Officer should not be placed improperly before the interest of the Fund.

2 of 6

*  *  *

Each Covered Officer must:

➢

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Executive Officer would benefit personally to the detriment of the Fund;

➢

not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Executive Officer rather than for the benefit of the Fund; and

➢

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

➢

service as a director/trustee on the board of any public or private company;

➢

the receipt of any non-nominal gifts;

➢

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

➢

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

➢

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Executive Officer’s employment, such as compensation or equity ownership.

III.

Disclosure & Compliance

➢

Each Executive Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

➢

Each Executive Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund,

3 of 6

including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

➢

Each Executive Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

➢

It is the responsibility of each Executive Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.

Reporting & Accountability

Each Executive Officer must:

➢

upon adoption of the Code (or thereafter as applicable, upon becoming an Executive Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

➢

annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

➢

not retaliate against any employee or Executive Officer or their affiliated persons for reports of potential violations that are made in good faith;

➢

notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

➢

report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

➢

the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

➢

if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

➢

any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

4 of 6

➢

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

➢

the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

➢

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.

Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Registrant’s Executive Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Registrant’s Executive Officers and others, and are not part of this Code.

VI.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.

Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

5 of 6

Exhibit A

Persons Covered by this Code of Ethics

(As of July 2009)

John Hancock Trust

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds II

➢

Principal Executive Officer and President – Hugh McHaffie

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds III

➢

Principal Executive Officer and President – Keith Hartstein

➢

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2009:  $2,378,483

2008:  $2,822,940

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2009:  $72,757

2008:  $42,442

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)

TAX FEES:

2009:  $335,349

2008:  $299,455

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)

ALL OTHER FEES:

2009:  $29,014

2008:           $0

These fees represent other fees for John Hancock Trust billed to the registrant or to control affiliates.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $6,213,321 for the fiscal year ended December 31, 2009, and $8,071,588 for the fiscal year ended December 31, 2008.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal   accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

Included with Item 1.

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)

CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 26, 2010

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 26, 2010